Form 10-K, Exhibit 13
period 2002-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2002-07-15
CIK 913778

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND IV L.P. -

SERIES 20 THROUGH SERIES 42

MARCH 31, 2002 AND 2001

Boston Capital Tax Credit Fund IV L.P.-

Series 20 through Series 42

Schedules not listed are omitted because of the absence of the conditions under which they are required or the information is included in the financial statements or the notes thereto.

Reznick Fedder & Silverman

Certified Public Accountants * A Professional Corporation

7700 Old Georgetown Road * Suite 400 * Bethesda, MD 20814-6100

(301) 652-9100 * Fax (301) 652-1848

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Boston Capital Tax Credit Fund IV L.P.

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund IV L.P. as of March 31, 2002 and 2001, and the related statements of operations, changes in partners’ capital and cash flows for the years ended March 31, 2002, 2001 and 2000 in total and Boston Capital Tax Credit Fund IV L.P. - Series 20 through 42 as of March 31, 2002 and Series 20 through 40 as of March 31, 2001 and the related statements of operations, partners’ capital and cash flows for the years ended March 31, 2002, 2001 and 2000 for Series 20 through 35, for the years ended March 31, 2002 and 2001 and the period July 1, 1999 (date of inception) through March 31, 2000 for Series 36, for the years ended March 31, 2002 and 2001 and the period October 4, 1999 (date of inception) through March 31, 2000 for Series 37, for the years ended March 31, 2002 and 2001 and the period February 22, 2000 (date of inception) through March 31, 2000 for Series 38, for the year ended March 31, 2002 and for the period August 1, 2000 (date of inception) through March 31, 2001 for Series 39, for the year ended March 31, 2002 and for the period February 1, 2001 (date of inception) through March 31, 2001 for Series 40, for the period August 1, 2001 (date of inception) through March 31, 2002 for Series 41, and for the period February 1, 2002 (date of inception) though March 31, 2002 for Series 42.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships in which Boston Capital Tax Credit Fund IV L.P. owns a limited partnership interest.  Investments in such partnerships comprise the following percentages: Total, 21% and 24% of the assets as of March 31, 2002 and 2001, respectively, and 19%, 22% and 27% of the partnership loss for the years ended March 31, 2002, 2001 and 2000, respectively; of the assets for Series 20 as of March 31, 2002 and 2001, 17% and 17%, respectively; of the partnership loss for Series 20 for the years ended March 31, 2002, 2001 and 2000, 16%, 19% and 30%, respectively; of the assets for Series 21 as of March 31, 2002 and 2001, 38% and 27%, respectively; of the partnership loss for Series 21 for the years ended March 31, 2002, 2001 and 2000, 10%, 26% and 18%, respectively; of the assets for Series 22 as of March 31, 2002 and 2001, 18% and 17%, respectively; of the partnership loss for Series 22 for the years ended March 31, 2002, 2001 and 2000, 20%, 8% and 9%, respectively; of the assets for Series 23 as of March 31, 2002 and 2001, 47% and 46%, respectively; of the partnership loss for Series 23 for the years ended March 31, 2002, 2001 and 2000, 39%, 31% and 36%, respectively; of the assets for Series 24 as of March 31, 2002 and 2001, 15% and 20%, respectively; of the partnership loss for Series 24 for the years ended March 31, 2002, 2001 and 2000, 16%, 25% and 38%, respectively; of the assets for Series 25 as of March 31, 2002 and 2001, 37% and 38%,

respectively; of the partnership loss for Series 25 for the years ended March 31, 2002, 2001 and 2000, 38%, 31% and 41%, respectively; of the assets for Series 26 as of March 31, 2002 and 2001, 17% and 33%, respectively; of the partnership loss for Series 26 for the years ended March 31, 2002, 2001 and 2000, 25%, 38% and 32%, respectively; of the assets for Series 27 as of March 31, 2002 and 2001, 22% and 24%, respectively; of the partnership loss for Series 27 for the years ended March 31, 2002, 2001 and 2000, 39%, 35% and 21%, respectively; of the assets for Series 28 as of March 31, 2002 and 2001, 45% and 43%, respectively; of the partnership loss for Series 28 for the years ended March 31, 2002, 2001 and 2000, 29%, 39% and 41%, respectively; of the assets for Series 29 as of March 31, 2002 and 2001, 30% and 26%, respectively; of the partnership loss for Series 29 for the years ended March 31, 2002, 2001 and 2000, 13%, 9% and 11%, respectively; of the assets for Series 30 as of March 31, 2002 and 2001, 40% and 40%, respectively; of the partnership loss for Series 30 for the years ended March 31, 2002, 2001 and 2000, 33%, 40% and 41%, respectively; of the assets for Series 31 as of March 31, 2002 and 2001, 40% and 41%, respectively; of the partnership loss for Series 31 for the years ended March 31, 2002, 2001 and 2000, 26%, 16% and 17%, respectively; of the assets for Series 32 as of March 31, 2002 and 2001, 21% and 21%, respectively; of the partnership loss for Series 32 for the years ended March 31, 2002, 2001 and 2000, 17%, 21% and 14%, respectively; of the assets for Series 33 as of March 31, 2002 and 2001, 27% and 26%, respectively; of the partnership loss for Series 33 for the years ended March 31, 2002, 2001 and 2000, 31%, 33% and 43%, respectively; of the assets for Series 34 as of March 31, 2002 and 2001, 17% and 14%, respectively; of the partnership loss for Series 34 for the years ended March 31, 2002, 2001 and 2000, 12%, 7% and 16%, respectively; of the assets for Series 35 as of March 31, 2002 and 2001, 22% and 18%, respectively; of the partnership loss for Series 35 for the years ended March 31, 2002, 2001 and 2000, 17%, 7% and 24%, respectively; of the assets for Series 36 as of March 31, 2002 and 2001, 11% and 23%, respectively; of the partnership loss for Series 36 for the years ended March 31, 2002 and 2001 and for the period July 1, 1999 (date of inception) through March 31, 2000, 9%, 26% and 25%, respectively; of the assets for Series 37 as of March 31, 2002 and 2001, 8% and 15%, respectively; of the partnership loss for Series 37 for the years ended March 31, 2002 and 2001 and for the period October 4, 1999 (date of inception) through March 31, 2000, 1%, 13% and 34%, respectively; of the assets for Series 38 as of March 31, 2002 and 2001, 0% and 0%, respectively; and of the partnership loss for Series 38 for the years ended March 31, 2002 and 2001 and for the period February 22, 2000 (date of inception) through March 31, 2000, 0%, 0% and 0%, respectively; of the assets for Series 39 as of March 31, 2002 and 2001, 19% and 1%; of the partnership loss for Series 39 for the year ended March 31, 2002 and for the period August 1, 2000 (date of inception) through March 31, 2001, 12% and 2%; of the assets for Series 40 as of March 31, 2002 and 2001, 21% and 0%; and of the partnership loss for Series 40 for the year ended March 31, 2002 and for the period February 1, 2001 (date of inception) through March 31, 2001, 20% and 0%; of the assets for Series 41 as of March 31, 2002, 10%; and of the partnership loss for Series 41 for the period August 1, 2001 (date of inception) through March 31, 2002, 0%; of the assets for Series 42 as of March 31, 2002, 0%; and of the partnership loss for Series 42 for the period February 1, 2002 (date of inception) through March 31, 2002, 0%.  The financial statements of these partnerships were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to information relating to these partnerships, is based solely on the reports of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund IV L.P. as of March 31, 2002 and 2001 and the results of its operations and its cash flows for the years ended March 31, 2002, 2001 and 2000 for Series 20 through 35, for the years ended March 31, 2002 and 2001 and the period July 1, 1999 (date of inception) through March 31, 2000 for Series 36, for the years ended March 31, 2002 and 2001 and the period October 4, 1999 (date of inception) through March 31, 2000 for Series 37, for the years ended March 31, 2002 and 2001 and the period February 22, 2000 (date of inception) through March 31, 2000 for Series 38, for the year ended March 31, 2002 and for the period August 1, 2000 (date of inception) through March 31, 2001 for Series 39, for the year ended March 31, 2001 and for the period February 1, 2001 (date of inception) through March 31, 2001 for Series 40, for the period August 1, 2001 (date of inception) through March 31, 2002 for Series 41 and for the period February 1, 2002 (date of inception) through March 31, 2002 for Series 42, in conformity with accounting principles generally accepted in the United States of America.

We and other auditors have also audited the information included in the related financial statement schedules listed in Form 10-K, Item 14(a) of Boston Capital Tax Credit Fund IV L.P. - Series 20 through Series 42 as of March 31, 2001.  In our opinion, the schedules present fairly, in all material respects, the information required to be set forth therein, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Fedder & Silverman

Bethesda, Maryland

July 5, 2002

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2002 and 2001

	Total
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$410,857,851	$406,915,006

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	18,950,441	21,596,216
Investments available-for-sale (notes A and G)	7,474,493	7,839,034
Notes receivable (note D)	17,736,231	9,701,571
Deferred acquisition costs (note A)	24,043,671	18,200,249
Other assets (note E)	14,311,335	13,295,747

	$493,374,022	$477,547,823

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$897,555	$152,623
Line of credit (note J)	5,708,074	2,125,548
Accounts payable - affiliates (note B)	12,227,766	8,709,180
Capital contributions payable (note C)	38,224,714	42,458,387

	57,058,109	53,445,738
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 68,028,269 and 62,387,159 at March 31, 2002 and 2001, respectively, are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 68,029,269 and 62,387,159 at March 31, 2002 and 2001, respectively, issued and outstanding	437,739,660	425,102,598
General partner	(1,446,904)	(1,084,457)
Accumulated other comprehensive income	23,157	83,944

	436,315,913	424,102,085

	$493,374,022	$477,547,823

Series 41 and 42 were not formed until after March 31, 2001, therefore no comparative information has been included.

	Series 20
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$14,695,373	$16,738,536

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	217,550	179,335
Investments available-for-sale (notes A and G)	—	—
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	87,518	91,091
Other assets (note E)	1,087,346	877,017

	$16,087,787	$17,885,979

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	2,699,399	2,109,761
Capital contributions payable (note C)	388,026	388,026

	3,087,425	2,497,787
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 at March 31, 2002 and 2001 issued and outstanding	13,200,923	15,564,875
General partner	(200,561)	(176,683)
Accumulated other comprehensive income	—	—

	13,000,362	15,388,192

	$16,087,787	$17,885,979

	Series 21
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$2,929,817	$5,713,575

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	237,787	235,224
Investments available-for-sale (notes A and G)	9,223	232,896
Notes receivable (note D)	641,542	641,542
Deferred acquisition costs (note A)	47,870	49,823
Other assets (note E)	410,611	403,560

	$4,276,850	$7,276,620

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	501,190	475,350
Capital contributions payable (note C)	641,543	689,358

	1,142,733	1,164,708
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 at March 31, 2002 and 2001 issued and outstanding	3,264,672	6,211,561
General partner	(130,612)	(100,845)
Accumulated other comprehensive income	57	1,196

	3,134,117	6,111,912

	$4,276,850	$7,276,620

	Series 22
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$11,087,299	$12,526,478

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	254,977	352,021
Investments available-for-sale (notes A and G)	175,011	126,853
Notes receivable (note D)	450,981	450,981
Deferred acquisition costs (note A)	150,424	156,564
Other assets (note E)	167,361	162,615

	$12,286,053	$13,775,512

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	1,455,331	1,200,739
Capital contributions payable (note C)	487,655	538,769

	1,942,986	1,739,508
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 at March 31, 2002 and 2001 issued and outstanding	10,457,633	12,134,081
General partner	(115,662)	(98,728)
Accumulated other comprehensive income	1,096	651

	10,343,067	12,036,004

	$12,286,053	$13,775,512

	Series 23
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$17,726,828	$19,119,494

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	176,646	293,829
Investments available-for-sale (notes A and G)	—	—
Notes receivable (note D)	—	306,751
Deferred acquisition costs (note A)	223,704	232,834
Other assets (note E)	269,370	303,455

	$18,396,548	$20,256,363

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	833,948	718,684
Capital contributions payable (note C)	117,796	458,631

	951,744	1,177,315
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 at March 31, 2002 and 2001 issued and outstanding	17,555,202	19,173,104
General partner	(110,398)	(94,056)
Accumulated other comprehensive income	—	—

	17,444,804	19,079,048

	$18,396,548	$20,256,363

	Series 24
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$9,240,905	$10,964,312

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	264,742	362,301
Investments available-for-sale (notes A and G)	213,962	155,081
Notes receivable (note D)	534,342	534,342
Deferred acquisition costs (note A)	250,011	260,216
Other assets (note E)	716,362	711,871

	$11,220,324	$12,988,123

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	1,246,315	1,012,963
Capital contributions payable (note C)	1,214,204	1,214,204

	2,460,519	2,227,167
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 at March 31, 2002 and 2002 issued and outstanding	8,856,179	10,837,860
General partner	(97,714)	(77,697)
Accumulated other comprehensive income	1,340	793

	8,759,805	10,760,956

	$11,220,324	$12,988,123

	Series 25
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$16,265,562	$17,559,746

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	463,598	494,183
Investments available-for-sale (notes A and G)	258,716	187,522
Notes receivable (note D)	523,193	523,193
Deferred acquisition costs (note A)	251,082	261,330
Other assets (note E)	1,323,019	1,353,754

	$19,085,170	$20,379,728

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	990,704	718,028
Capital contributions payable (note C)	2,073,892	2,083,892

	3,064,596	2,801,920
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 at March 31, 2002 and 2001 issued and outstanding	16,116,208	17,658,519
General partner	(97,255)	(81,676)
Accumulated other comprehensive income	1,621	965

	16,020,574	17,577,808

	$19,085,170	$20,379,728

	Series 26
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$24,785,250	$26,630,528

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	324,565	335,066
Investments available-for-sale (notes A and G)	—	—
Notes receivable (note D)	571,335	571,335
Deferred acquisition costs (note A)	439,500	457,439
Other assets (note E)	2,227,346	2,182,444

	$28,347,996	$30,176,812

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$90	$90
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	1,566,588	1,129,008
Capital contributions payable (note C)	2,197,433	2,199,426

	3,764,111	3,328,524
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 at March 31, 2002 and 2001 issued and outstanding	24,678,299	26,920,058
General partner	(94,414)	(71,770)
Accumulated other comprehensive income	—	—

	24,583,885	26,848,288

	$28,347,996	$30,176,812

	Series 27
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$15,447,161	$15,763,571

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	430,440	647,352
Investments available-for-sale (notes A and G)	226,453	219,105
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	366,195	381,142
Other assets (note E)	172,383	173,250

	$16,642,632	$17,184,420

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	1,174,903	959,699
Capital contributions payable (note C)	156,389	315,311

	1,331,292	1,275,010
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 at March 31, 2002 and 2001 issued and outstanding	15,363,269	15,955,653
General partner	(53,348)	(47,364)
Accumulated other comprehensive income	1,419	1,121

	15,311,340	15,909,410

	$16,642,632	$17,184,420

	Series 28
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$26,355,147	$27,883,913

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	510,061	1,117,380
Investments available-for-sale (notes A and G)	431,404	1,463,320
Notes receivable (note D)	775,000	—
Deferred acquisition costs (note A)	80,861	84,161
Other assets (note E)	2,633	6,074

	$28,155,106	$30,554,848

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	—	—
Capital contributions payable (note C)	148,783	744,786

	148,783	744,786
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 at March 31, 2002 and 2001 issued and outstanding	28,067,294	29,851,361
General partner	(63,713)	(45,692)
Accumulated other comprehensive income	2,742	4,393

	28,006,323	29,810,062

	$28,155,106	$30,554,848

	Series 29
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$24,490,660	$26,617,342

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	577,830	875,595
Investments available-for-sale (notes A and G)	227,525	311,083
Notes receivable (note D)	20,935	20,935
Deferred acquisition costs (note A)	81,073	84,385
Other assets (note E)	4,622	573

	$25,402,645	$27,909,913

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	209,815	—
Capital contributions payable (note C)	304,770	596,044

	514,585	596,044
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 at March 31, 2002 and 2001 issued and outstanding	24,976,414	27,373,353
General partner	(89,780)	(65,569)
Accumulated other comprehensive income	1,426	6,085

	24,888,060	27,313,869

	$25,402,645	$27,909,913

	Series 30
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$17,826,875	$18,947,341

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	256,324	735,208
Investments available-for-sale (notes A and G)	159,267	237,413
Notes receivable (note D)	385,438	85,438
Deferred acquisition costs (note A)	520,298	541,522
Other assets (note E)	258,095	666,912

	$19,406,297	$21,213,834

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	176	—
Capital contributions payable (note C)	528,451	1,034,250

	528,627	1,034,250
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 at March 31, 2002 and 2001 issued and outstanding	18,914,962	20,200,230
General partner	(38,290)	(25,307)
Accumulated other comprehensive income	998	4,661

	18,877,670	20,179,584

	$19,406,297	$21,213,834

	Series 31
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$27,720,981	$29,919,423

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	680,648	1,118,740
Investments available-for-sale (notes A and G)	303,367	489,108
Notes receivable (note D)	655,675	855,675
Deferred acquisition costs (note A)	—	—
Other assets (note E)	497,363	259,997

	$29,858,034	$32,642,943

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	33,120	—
Capital contributions payable (note C)	1,030,019	1,350,694

	1,063,139	1,350,694
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 at March 31, 2002 and 2001 issued and outstanding	28,884,324	31,349,114
General partner	(91,330)	(66,433)
Accumulated other comprehensive income	1,901	9,568

	28,794,895	31,292,249

	$29,858,034	$32,642,943

	Series 32
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$32,959,161	$35,003,481

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	491,354	1,111,983
Investments available-for-sale (notes A and G)	—	483,852
Notes receivable (note D)	630,673	104,000
Deferred acquisition costs (note A)	744,760	764,950
Other assets (note E)	607,309	482,763

	$35,433,257	$37,951,029

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	213,058	80,152
Capital contributions payable (note C)	1,074,248	1,286,333

	1,287,306	1,366,485
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 at March 31, 2002 and 2001 issued and outstanding	34,210,853	36,615,677
General partner	(64,902)	(40,611)
Accumulated other comprehensive income	—	9,478

	34,145,951	36,584,544

	$35,433,257	$37,951,029

	Series 33
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$18,625,977	$19,646,067

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	724,344	1,147,109
Investments available-for-sale (notes A and G)	—	623,376
Notes receivable (note D)	113,575	113,575
Deferred acquisition costs (note A)	668,347	695,613
Other assets (note E)	261,627	175,148

	$20,393,870	$22,400,888

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$2,536
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	219,438	145,515
Capital contributions payable (note C)	751,366	1,557,634

	970,804	1,705,685
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 at March 31, 2002 and 2001 issued and outstanding	19,454,616	20,701,961
General partner	(31,550)	(18,951)
Accumulated other comprehensive income	—	12,193

	19,423,066	20,695,203

	$20,393,870	$22,400,888

	Series 34
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$23,851,276	$25,611,061

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	382,970	349,527
Investments available-for-sale (notes A and G)	—	—
Notes receivable (note D)	164,562	439,562
Deferred acquisition costs (note A)	1,062,184	1,105,542
Other assets (note E)	493,688	513,890

	$25,954,680	$28,019,582

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	303,802	10,837
Capital contributions payable (note C)	807,004	1,051,622

	1,110,806	1,062,459
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 at March 31, 2002 and 2001 issued and outstanding	24,895,844	26,987,961
General partner	(51,970)	(30,838)
Accumulated other comprehensive income	—	—

	24,843,874	26,957,123

	$25,954,680	$28,019,582

	Series 35
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$20,932,858	$22,009,700

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	708,626	681,948
Investments available-for-sale (notes A and G)	611,447	1,047,325
Notes receivable (note D)	918,319	718,318
Deferred acquisition costs (note A)	3,010,116	3,132,994
Other assets (note E)	228,480	768,378

	$26,409,846	$28,358,663

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$224
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	76,932	92
Capital contributions payable (note C)	1,716,237	2,520,290

	1,793,169	2,520,606
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 at March 31, 2002 and 2001 issued and outstanding	24,652,271	25,851,826
General partner	(35,861)	(23,744)
Accumulated other comprehensive income	267	9,975

	24,616,677	25,838,057

	$26,409,846	$28,358,663

	Series 36
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$13,473,738	$14,753,049

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	45,839	440,801
Investments available-for-sale (notes A and G)	—	—
Notes receivable (note D)	322,784	539,353
Deferred acquisition costs (note A)	2,066,827	2,146,752
Other assets (note E)	407,465	583,368

	$16,316,653	$18,463,323

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$6,669	$4,410
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	290,825	130,247
Capital contributions payable (note C)	680,429	1,460,200

	977,923	1,594,857
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,837 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,837 at March 31, 2002 and 2001 issued and outstanding	15,364,006	16,878,445
General partner	(25,276)	(9,979)
Accumulated other comprehensive income	—	—

	15,338,730	16,868,466

	$16,316,653	$18,463,323

	Series 37
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$17,469,596	$18,470,074

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	559,002	1,357,135
Investments available-for-sale (notes A and G)	—	581,399
Notes receivable (note D)	1,814,211	2,812,196
Deferred acquisition costs (note A)	2,294,151	2,372,609
Other assets (note E)	345,617	1,564,777

	$22,482,577	$27,158,190

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$100,000	$26,871
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	81,688	85
Capital contributions payable (note C)	2,165,429	5,838,932

	2,347,117	5,865,888
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 at March 31, 2002 and 2001 issued and outstanding	20,149,669	21,290,614
General partner	(14,209)	(3,694)
Accumulated other comprehensive income	—	5,382

	20,135,460	21,292,302

	$22,482,577	$27,158,190

	Series 38
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$17,632,089	$18,847,690

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	644,013	3,300,784
Investments available-for-sale (notes A and G)	502,334	216,934
Notes receivable (note D)	—	755,920
Deferred acquisition costs (note A)	2,588,159	2,655,867
Other assets (note E)	130,369	160,038

	$21,496,964	$25,937,233

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$2,733
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	69,025	—
Capital contributions payable (note C)	1,232,066	4,429,476

	1,301,091	4,432,209
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 at March 31, 2002 and 2001, are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 at March 31, 2002 and 2001, issued and outstanding	20,211,572	21,503,064
General partner	(16,332)	(2,277)
Accumulated other comprehensive income	633	4,237

	20,195,873	21,505,024

	$21,496,964	$25,937,233

	Series 39
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$16,095,151	$16,411,959

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	532,334	5,907,337
Investments available-for-sale (notes A and G)	27,025	1,463,767
Notes receivable (note D)	543,567	228,455
Deferred acquisition costs (note A)	2,390,716	2,337,478
Other assets (note E)	902,108	29,308

	$20,490,901	$26,378,304

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$28,722
Line of credit (note J)	—	—
Accounts payable - affiliates (note B)	50,845	—
Capital contributions payable (note C)	2,065,285	6,821,583

	2,116,130	6,850,305
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,152 at March 31, 2002 and 2001 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,152 at March 31, 2002 and 2001 issued and outstanding	18,387,300	19,516,181
General partner	(12,696)	(1,428)
Accumulated other comprehensive income	167	13,246

	18,374,771	19,527,999

	$20,490,901	$26,378,304

	Series 40
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$18,540,930	$7,777,666

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	795,646	553,358
Investments available-for-sale (notes A and G)	1,918,956	—
Notes receivable (note D)	1,321,601	—
Deferred acquisition costs (note A)	2,812,641	387,937
Other assets (note E)	46,216	1,916,555

	$25,435,990	$10,635,516

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$67,062	$87,037
Line of credit (note J)	—	2,125,548
Accounts payable - affiliates (note B)	125,733	18,020
Capital contributions payable (note C)	3,449,417	5,878,926

	3,642,212	8,109,531
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 and 337,600 at March 31, 2002 and 2001, respectivley, are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 and 337,600 at March 31, 2002 and 2001, respectively, issued and outstanding	21,789,671	2,527,100
General partner	(7,089)	(1,115)
Accumulated other comprehensive income	11,196	—

	21,793,778	2,525,985

	$25,435,990	$10,635,516

Series 41
2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$20,029,680

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	8,231,905
Investments available-for-sale (notes A and G)	2,409,803
Notes receivable (note D)	6,058,498
Deferred acquisition costs (note A)	3,186,688
Other assets (note E)	895,834

$40,812,408

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$105,274
Line of credit (note J)	3,010,000
Accounts payable - affiliates (note B)	78,897
Capital contributions payable (note C)	12,919,212

16,113,383
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 at March 31, 2002 are issued and outstanding to the assignees	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 at March 31, 2002 issued and outstanding	24,703,570
General partner	(2,839)
Accumulated other comprehensive income	(1,706)

24,699,025

$40,812,408

Series 41 and 42 were not formed until after March 31, 2001, therefore no comparative information has been included.

Series 42
2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$2,675,537

OTHER ASSETS
Cash and cash equivalents (notes A, H and I)	1,439,240
Investments available-for-sale (notes A and G)	—
Notes receivable (note D)	1,290,000
Deferred acquisition costs (note A)	720,546
Other assets (note E)	2,856,111

$8,981,434

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$618,460
Line of credit (note J)	2,698,074
Accounts payable - affiliates (note B)	6,034
Capital contributions payable (note C)	2,075,060

5,397,628
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 87,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 457,776 at March 31, 2002 are issued and outstanding to the assignees	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 457,776 at March 31, 2002 issued and outstanding	3,584,909
General partner	(1,103)
Accumulated other comprehensive income	—

3,583,806

$8,981,434

Series 41 and 42 were not formed until after March 31, 2001, therefore no comparative information has been included.

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

	Total
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Income
Interest income	$884,348	$2,433,397	$3,072,265
Miscellaneous	42,091	45,188	17,700

	926,439	2,478,585	3,089,965

Share of losses from operating limited partnerships (note A)	(30,093,432)	(27,258,366)	(22,255,032)

Expenses
Fund management fee (note B)	4,762,222	4,759,655	4,169,227
Amortization (note A)	603,339	520,593	505,485
General and administrative expenses (note B)	893,561	947,534	1,316,628
Professional fees	634,694	489,423	658,192
Organization expense (note A)	183,946	154,973	218,756

	7,077,762	6,872,178	6,868,288
Cumulative effect of a change in accounting principle (note K)	—	—	623,193

NET LOSS (note A)	$(36,244,755)	$(31,651,959)	$(26,656,548)

Net loss allocated to general partner	$(362,447)	$(316,520)	$(266,567)

Net loss allocated to assignees	$(35,882,308)	$(31,335,439)	$(26,389,981)

Net loss per BAC	$(0.54)	$(0.52)	$(0.47)

Series 39 and 40 were not formed until after March 31, 2000, therefore only two periods of comparative information has been included.  Series 41 and 42 were not formed until after March 31, 2001, therefore no comparative information has been included.

	Series 20
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Income
Interest income	$2,236	$4,185	$9,979
Miscellaneous	5,936	4,650	8,850

	8,172	8,835	18,829

Share of losses from operating limited partnerships (note A)	(2,032,664)	(1,998,506)	(2,039,505)

Expenses
Fund management fee (note B)	299,467	320,496	292,963
Amortization (note A)	3,573	3,572	3,572
General and administrative expenses (note B)	33,731	31,041	35,244
Professional fees	26,567	21,601	38,264
Organization expense (note A)	—	—	—

	363,338	376,710	370,043
Cumulative effect of a change in accounting principle (note K)	—	—	10,607

NET LOSS (note A)	$(2,387,830)	$(2,366,381)	$(2,401,326)

Net loss allocated to general partner	$(23,878)	$(23,664)	$(24,013)

Net loss allocated to assignees	$(2,363,952)	$(2,342,717)	$(2,377,313)

Net loss per BAC	$(0.61)	$(0.61)	$(0.61)

	Series 21
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Income
Interest income	$8,761	$42,540	$55,157
Miscellaneous	4,800	150	—

	13,561	42,690	55,157

Share of losses from operating limited partnerships (note A)	(2,720,700)	(885,755)	(1,224,831)

Expenses
Fund management fee (note B)	218,756	202,560	157,432
Amortization (note A)	1,953	1,954	1,954
General and administrative expenses (note B)	24,649	22,730	36,616
Professional fees	24,159	17,091	27,667
Organization expense (note A)	—	—	—

	269,517	244,335	223,669
Cumulative effect of a change in accounting principle (note K)	—	—	—

NET LOSS (note A)	$(2,976,656)	$(1,087,400)	$(1,393,343)

Net loss allocated to general partner	$(29,767)	$(10,874)	$(13,933)

Net loss allocated to assignees	$(2,946,889)	$(1,076,526)	$(1,379,410)

Net loss per BAC	$(1.57)	$(0.57)	$(0.73)

	Series 22
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Income
Interest income	$12,263	$24,514	$23,002
Miscellaneous	3,150	3,450	3,900

	15,413	27,964	26,902

Share of losses from operating limited partnerships (note A)	(1,429,401)	(1,225,393)	(1,211,051)

Expenses
Fund management fee (note B)	215,442	233,351	227,588
Amortization (note A)	6,140	6,140	6,140
General and administrative expenses (note B)	30,451	26,055	32,553
Professional fees	27,361	21,676	35,747
Organization expense (note A)	—	—	—

	279,394	287,222	302,028
Cumulative effect of a change in accounting principle (note K)	—	—	9,694

NET LOSS (note A)	$(1,693,382)	$(1,484,651)	$(1,495,871)

Net loss allocated to general partner	$(16,934)	$(14,847)	$(14,959)

Net loss allocated to assignees	$(1,676,448)	$(1,469,804)	$(1,480,912)

Net loss per BAC	$(0.65)	$(0.57)	$(0.58)

	Series 23
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Income
Interest income	$4,117	$8,491	$10,693
Miscellaneous	4,500	4,289	4,800

	8,617	12,780	15,493

Share of losses from operating limited partnerships (note A)	(1,381,392)	(1,137,319)	(1,416,388)

Expenses
Fund management fee (note B)	194,492	200,200	197,530
Amortization (note A)	9,130	7,688	6,246
General and administrative expenses (note B)	32,789	28,745	31,781
Professional fees	25,058	19,767	31,272
Organization expense (note A)	—	—	—

	261,469	256,400	266,829
Cumulative effect of a change in accounting principle (note K)	—	—	16,933

NET LOSS (note A)	$(1,634,244)	$(1,380,939)	$(1,684,657)

Net loss allocated to general partner	$(16,342)	$(13,809)	$(16,847)

Net loss allocated to assignees	$(1,617,902)	$(1,367,130)	$(1,667,810)

Net loss per BAC	$(0.49)	$(0.41)	$(0.50)

	Series 24
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Income
Interest income	$14,372	$21,739	$19,012
Miscellaneous	—	5,700	150

	14,372	27,439	19,162

Share of losses from operating limited partnerships (note A)	(1,716,153)	(1,528,706)	(1,388,143)

Expenses
Fund management fee (note B)	208,943	199,421	160,446
Amortization (note A)	10,205	10,205	10,204
General and administrative expenses (note B)	29,367	25,943	30,062
Professional fees	51,402	40,466	31,589
Organization expense (note A)	—	—	—

	299,917	276,035	232,301
Cumulative effect of a change in accounting principle (note K)	—	—	19,470

NET LOSS (note A)	$(2,001,698)	$(1,777,302)	$(1,620,752)

Net loss allocated to general partner	$(20,017)	$(17,773)	$(16,208)

Net loss allocated to assignees	$(1,981,681)	$(1,759,529)	$(1,604,544)

Net loss per BAC	$(0.91)	$(0.81)	$(0.74)

	Series 25
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Income
Interest income	$18,584	$75,561	$50,146
Miscellaneous	—	—	—

	18,584	75,561	50,146

Share of losses from operating limited partnerships (note A)	(1,274,826)	(1,297,955)	(1,926,540)

Expenses
Fund management fee (note B)	229,126	242,146	203,746
Amortization (note A)	15,218	15,218	15,218
General and administrative expenses (note B)	32,637	29,765	39,833
Professional fees	24,667	31,335	33,444
Organization expense (note A)	—	—	—

	301,648	318,464	292,241
Cumulative effect of a change in accounting principle (note K)	—	—	18,354

NET LOSS (note A)	$(1,557,890)	$(1,540,858)	$(2,186,989)

Net loss allocated to general partner	$(15,579)	$(15,409)	$(21,870)

Net loss allocated to assignees	$(1,542,311)	$(1,525,449)	$(2,165,119)

Net loss per BAC	$(0.51)	$(0.50)	$(0.72)

	Series 26
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Income
Interest income	$4,287	$57,264	$55,149
Miscellaneous	—	11,850	—

	4,287	69,114	55,149

Share of losses from operating limited partnerships (note A)	(1,829,836)	(2,038,026)	(1,312,467)

Expenses
Fund management fee (note B)	350,204	368,280	365,001
Amortization (note A)	17,939	17,650	17,362
General and administrative expenses (note B)	36,237	32,559	48,905
Professional fees	34,474	32,596	53,085
Organization expense (note A)	—	—	—

	438,854	451,085	484,353
Cumulative effect of a change in accounting principle (note K)	—	—	42,595

NET LOSS (note A)	$(2,264,403)	$(2,419,997)	$(1,784,266)

Net loss allocated to general partner	$(22,644)	$(24,200)	$(17,843)

Net loss allocated to assignees	$(2,241,759)	$(2,395,797)	$(1,766,423)

Net loss per BAC	$(0.56)	$(0.60)	$(0.44)

	Series 27
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Income
Interest income	$18,493	$76,968	$33,758
Miscellaneous	23,705	—	—

	42,198	76,968	33,758

Share of losses from operating limited partnerships (note A)	(293,465)	(595,643)	(971,679)

Expenses
Fund management fee (note B)	269,712	288,374	289,658
Amortization (note A)	15,655	15,655	14,946
General and administrative expenses (note B)	28,204	23,693	33,120
Professional fees	33,530	18,381	29,568
Organization expense (note A)	—	—	—

	347,101	346,103	367,292
Cumulative effect of a change in accounting principle (note K)	—	—	38,806

NET LOSS (note A)	$(598,368)	$(864,778)	$(1,344,019)

Net loss allocated to general partner	$(5,984)	$(8,648)	$(13,440)

Net loss allocated to assignees	$(592,384)	$(856,130)	$(1,330,579)

Net loss per BAC	$(0.24)	$(0.35)	$(0.54)

	Series 28
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Income
Interest income	$63,990	$164,915	$237,326
Miscellaneous	—	—	—

	63,990	164,915	237,326

Share of losses from operating limited artnerships (note A)	(1,503,553)	(1,714,275)	(1,993,839)

Expenses
Fund management fee (note B)	278,658	322,781	287,734
Amortization (note A)	3,300	3,300	3,300
General and administrative expenses (note B)	43,906	43,289	98,160
Professional fees	36,661	32,037	48,250
Organization expense (note A)	—	—	—

	362,525	401,407	437,444
Cumulative effect of a change in accounting rinciple (note K)	—	—	55,896

NET LOSS (note A)	$(1,802,088)	$(1,950,767)	$(2,249,853)

Net loss allocated to general partner	$(18,021)	$(19,508)	$(22,499)

Net loss allocated to assignees	$(1,784,067)	$(1,931,259)	$(2,227,354)

Net loss per BAC	$(0.45)	$(0.48)	$(0.56)

	Series 29
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Income
Interest income	$44,936	$95,276	$194,496
Miscellaneous	—	—	—

	44,936	95,276	194,496

Share of losses from operating limited artnerships (note A)	(2,116,714)	(2,074,428)	(2,192,069)

Expenses
Fund management fee (note B)	277,424	315,514	308,972
Amortization (note A)	3,312	3,277	3,206
General and administrative expenses (note B)	39,496	47,198	93,091
Professional fees	29,140	24,841	44,652
Organization expense (note A)	—	—	—

	349,372	390,830	449,921
Cumulative effect of a change in accounting principle (note K)	—	—	49,448

NET LOSS (note A)	$(2,421,150)	$(2,369,982)	$(2,496,942)

Net loss allocated to general partner	$(24,211)	$(23,700)	$(24,969)

Net loss allocated to assignees	$(2,396,939)	$(2,346,282)	$(2,471,973)

Net loss per BAC	$(0.60)	$(0.59)	$(0.62)

	Series 30
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Income
Interest income	$39,414	$184,266	$204,382
Miscellaneous	—	—	—

	39,414	184,266	204,382

Share of losses from operating limited partnerships (note A)	(1,085,876)	(1,177,274)	(1,074,429)

Expenses
Fund management fee (note B)	142,376	187,698	201,815
Amortization (note A)	21,240	21,209	21,139
General and administrative expenses (note B)	28,859	54,788	89,532
Professional fees	59,314	27,130	42,262
Organization expense (note A)	—	—	—

	251,789	290,825	354,748
Cumulative effect of a change in accounting principle (note K)	—	—	48,501

NET LOSS (note A)	$(1,298,251)	$(1,283,833)	$(1,273,296)

Net loss allocated to general partner	$(12,983)	$(12,838)	$(12,733)

Net loss allocated to assignees	$(1,285,268)	$(1,270,995)	$(1,260,563)

Net loss per BAC	$(0.48)	$(0.48)	$(0.48)

	Series 31
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Income
Interest income	$67,579	$127,556	$248,452
Miscellaneous	—	14,123	—

	67,579	141,679	248,452

Share of losses from operating limited partnerships (note A)	(2,172,471)	(2,698,823)	(2,795,630)

Expenses
Fund management fee (note B)	309,298	336,774	391,201
Amortization (note A)	—	—	—
General and administrative expenses (note B)	40,509	57,045	91,626
Professional fees	34,988	28,307	50,173
Organization expense (note A)	—	—	—

	384,795	422,126	533,000
Cumulative effect of a change in accounting principle (note K)	—	—	51,385

NET LOSS (note A)	$(2,489,687)	$(2,979,270)	$(3,131,563)

Net loss allocated to general partner	$(24,897)	$(29,792)	$(31,316)

Net loss allocated to assignees	$(2,464,790)	$(2,949,478)	$(3,100,247)

Net loss per BAC	$(0.56)	$(0.67)	$(0.70)

	Series 32
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Income
Interest income	$46,041	$316,656	$342,051
Miscellaneous	—	—	—

	46,041	316,656	342,051

Share of losses from operating limited partnerships (note A)	(2,062,829)	(2,669,373)	(1,245,350)

Expenses
Fund management fee (note B)	295,155	323,500	323,495
Amortization (note A)	36,625	36,303	29,738
General and administrative expenses (note B)	48,211	77,531	133,165
Professional fees	32,336	31,887	47,667
Organization expense (note A)	—	—	—

	412,327	469,221	534,065
Cumulative effect of a change in accounting principle (note K)	—	—	50,418

NET INCOME (LOSS) (note A)	$(2,429,115)	$(2,821,938)	$(1,487,782)

Net income (loss) allocated to general partner	$(24,291)	$(28,219)	$(14,878)

Net income (loss) allocated to assignees	$(2,404,824)	$(2,793,719)	$(1,472,904)

Net income (loss) per BAC	$(0.51)	$(0.59)	$(0.31)

	Series 33
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Income
Interest income	$21,827	$197,659	$312,853
Miscellaneous	—	—	—

	21,827	197,659	312,853

Share of losses from operating limited partnerships (note A)	(1,059,178)	(1,294,005)	(595,041)

Expenses
Fund management fee (note B)	131,568	166,360	169,331
Amortization (note A)	27,266	27,066	26,578
General and administrative expenses (note B)	30,020	72,226	107,612
Professional fees	33,739	22,136	35,625
Organization expense (note A)	—	—	—

	222,593	287,788	339,146
Cumulative effect of a change in accounting principle (note K)	—	—	83,770

NET INCOME (LOSS) (note A)	$(1,259,944)	$(1,384,134)	$(705,104)

Net income (loss) allocated to general partner	$(12,599)	$(13,841)	$(7,051)

Net income (loss) allocated to assignees	$(1,247,345)	$(1,370,293)	$(698,053)

Net income (loss) per BAC	$(0.47)	$(0.52)	$(0.26)

	Series 34
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Income
Interest income	$5,402	$124,513	$385,293
Miscellaneous	—	976	—

	5,402	125,489	385,293

Share of losses from operating limited partnerships (note A)	(1,760,695)	(2,140,987)	(468,712)

Expenses
Fund management fee (note B)	255,289	284,285	281,564
Amortization (note A)	43,940	44,236	41,853
General and administrative expenses (note B)	40,889	56,620	133,832
Professional fees	17,838	23,855	48,073
Organization expense (note A)	—	—	—

	357,956	408,996	505,322
Cumulative effect of a change in accounting principle (note K)	—	—	110,441

NET INCOME (LOSS) (note A)	$(2,113,249)	$(2,424,494)	$(699,182)

Net income (loss) allocated to general partner	$(21,132)	$(24,245)	$(6,992)

Net income (loss) allocated to assignees	$(2,092,117)	$(2,400,249)	$(692,190)

Net income (loss) per BAC	$(0.59)	$(0.68)	$(0.20)

	Series 35
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Income
Interest income	$81,661	$236,430	$567,711
Miscellaneous	—	—	—

	81,661	236,430	567,711

Share of losses from operating limited partnerships (note A)	(875,205)	(1,875,497)	(194,048)

Expenses
Fund management fee (note B)	226,671	215,860	195,257
Amortization (note A)	129,251	128,479	225,179
General and administrative expenses (note B)	48,714	98,387	158,694
Professional fees	13,492	24,245	39,262
Organization expense (note A)	—	—	—

	418,128	466,971	618,392
Cumulative effect of a change in accounting principle (note K)	—	—	16,875

NET LOSS (note A)	$(1,211,672)	$(2,106,038)	$(261,604)

Net loss allocated to general partner	$(12,117)	$(21,060)	$(2,616)

Net loss allocated to assignees	$(1,199,555)	$(2,084,978)	$(258,988)

Net loss per BAC	$(0.36)	$(0.63)	$(0.09)

	Series 36
	Year ended March 31, 2002	Year ended March 31, 2001	Period July 1, 1999 (date of inception) through March 31, 2000
Income
Interest income	$9,428	$83,521	$175,394
Miscellaneous	—	—	—

	9,428	83,521	175,394

Share of losses from operating limited partnerships (note A)	(1,268,122)	(457,746)	(160,352)

Expenses
Fund management fee (note B)	139,721	160,756	83,620
Amortization (note A)	88,463	86,996	78,850
General and administrative expenses (note B)	31,702	37,943	72,423
Professional fees	11,156	33,140	14,970
Organization expense (note A)	—	—	69,968

	271,042	318,835	319,831
Cumulative effect of a change in accounting principle (note K)	—	—	—

NET LOSS (note A)	$(1,529,736)	$(693,060)	$(304,789)

Net loss allocated to general partner	$(15,297)	$(6,931)	$(3,048)

Net loss allocated to assignees	$(1,514,439)	$(686,129)	$(301,741)

Net loss per BAC	$(0.72)	$(0.33)	$(0.18)

	Series 37
	Year ended March 31, 2002	Year ended March 31, 2001	Period October 4, 1999 (date of inception) through March 31, 2000
Income
Interest income	$11,642	$331,766	$145,974
Miscellaneous	—	—	—

	11,642	331,766	145,974

Share of losses from operating limited partnerships (note A)	(750,493)	(318,507)	(44,958)

Expenses
Fund management fee (note B)	167,806	141,045	26,698
Amortization (note A)	94,713	91,645	—
General and administrative expenses (note B)	37,592	72,810	49,399
Professional fees	12,498	23,622	6,622
Organization expense (note A)	—	—	71,813

	312,609	329,122	154,532
Cumulative effect of a change in accounting principle (note K)	—	—	—

NET LOSS (note A)	$(1,051,460)	$(315,863)	$(53,516)

Net loss allocated to general partner	$(10,515)	$(3,159)	$(535)

Net loss allocated to assignees	$(1,040,945)	$(312,704)	$(52,981)

Net loss per BAC	$(0.41)	$(0.12)	$(0.03)

	Series 38
	Year ended March 31, 2002	Year ended March 31, 2001	Period February 22, 2000 (date of inception) through March 31, 2000
Income
Interest income	$92,319	$207,525	$1,437
Miscellaneous	—	—	—

	92,319	207,525	1,437

Share of losses from operating limited partnerships (note A)	(1,230,809)	(133,908)	—

Expenses
Fund management fee (note B)	157,190	162,131	5,176
Amortization (note A)	50,939	—	—
General and administrative expenses (note B)	43,789	46,242	980
Professional fees	15,101	11,217	—
Organization expense (note A)	—	—	76,975

	267,019	219,590	83,131
Cumulative effect of a change in accounting principle (note K)	—	—	—

NET LOSS (note A)	$(1,405,509)	$(145,973)	$(81,694)

Net loss allocated to general partner	$(14,055)	$(1,460)	$(817)

Net loss allocated to assignees	$(1,391,454)	$(144,513)	$(80,877)

Net loss per BAC	$(0.55)	$(0.07)	$(0.26)

	Series 39
	March 31, 2002	Period August 1, 2000 (date of inception) through March 31, 2001
Income
Interest income	$116,518	$49,735
Miscellaneous	—	—

	116,518	49,735

Share of income (losses) from operating limited partnerships (note A)	(996,269)	3,760

Expenses
Fund management fee (note B)	136,795	88,123
Amortization (note A)	24,477	—
General and administrative expenses (note B)	61,793	48,374
Professional fees	24,031	3,564
Organization expense (note A)	—	56,271

	247,096	196,332
Cumulative effect of a change in accounting principle (note K)	—	—

NET LOSS (note A)	$(1,126,847)	$(142,837)

Net loss allocated to general partner	$(11,268)	$(1,428)

Net loss allocated to assignees	$(1,115,579)	$(141,409)

Net loss per BAC	$(0.49)	$(0.11)

Series 39 and 40 were not formed until after March 31, 2000,  therefore only two periods of comparative information has been included.

	Series 40
	March 31, 2002	Period February 1, 2001 (date of inception) through March 31, 2001
Income
Interest income	$147,345	$2,317
Miscellaneous	—	—

	147,345	2,317

Share of losses from operating limited partnerships (note A)	(438,656)	—

Expenses
Fund management fee (note B)	167,367	—
Amortization (note A)	—	—
General and administrative expenses (note B)	81,747	14,550
Professional fees	29,025	529
Organization expense (note A)	27,936	98,702

	306,075	113,781
Cumulative effect of a change in accounting principle (note K)	—	—

NET LOSS (note A)	$(597,386)	$(111,464)

Net loss allocated to general partner	$(5,974)	$(1,115)

Net loss allocated to assignees	$(591,412)	$(110,349)

Net loss per BAC	$(0.28)	$(0.91)

Series 39 and 40 were not formed until after March 31, 2000,  therefore only two periods of comparative information has been included.

Series 41
Period August 1, 2001 (date of inception) through March 31, 2002
Income
Interest income	$52,147
Miscellaneous	—

52,147

Share of losses from operating limited partnerships (note A)	(94,125)

Expenses
Fund management fee (note B)	90,762
Amortization (note A)	—
General and administrative expenses (note B)	53,115
Professional fees	20,518
Organization expense (note A)	77,550

241,945
Cumulative effect of a change in accounting principle (note K)	—

NET LOSS (note A)	$(283,923)

Net loss allocated to general partner	$(2,839)

Net loss allocated to assignees	$(281,084)

Net loss per BAC	$(0.18)

Series 41 and 42 were not formed until after March 31, 2001, therefore no comparative information has been included.

Series 42
Period February 1, 2002 (date of inception) through March 31, 2002
Income
Interest income	$986
Miscellaneous	—

986

Share of losses from operating limited partnerships (note A)	—

Expenses
Fund management fee (note B)	—
Amortization (note A)	—
General and administrative expenses (note B)	15,154
Professional fees	17,639
Organization expense (note A)	78,460

111,253
Cumulative effect of a change in accounting principle (note K)	—

NET LOSS (note A)	$(110,267)

Net loss allocated to general partner	$(1,103)

Net loss allocated to assignees	$(109,164)

Net loss per BAC	$(0.58)

Series 41 and 42 were not formed until after March 31, 2001, therefore no comparative information has been included.

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

Years ended March 31, 2002, 2001 and 2000

Total	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$377,341,887	$(501,370)	$226,994		$377,067,511
Capital contributions	76,619,000	—	—		76,619,000
Selling commissions and registration costs	(11,307,246)	—	—		(11,307,246)
Distributions	(238,040)	—	—		(238,040)
Comprehensive income (loss)
Net income (loss)	(26,389,981)	(266,567)	—	$(26,656,548)	(26,656,548)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	603,521	603,521	603,521

Total comprehensive income (loss)				$(26,053,027)

Partners’ capital (deficit), March 31, 2000	416,025,620	(767,937)	830,515		416,088,198
Capital contributions	47,265,000	—	—		47,265,000
Selling commissions and registration costs	(6,852,583)	—	—		(6,852,583)
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(31,335,439)	(316,520)	—	$(31,651,959)	(31,651,959)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(746,571)	(746,571)	(746,571)

Total comprehensive income (loss)				$(32,398,530)

Partners’ capital (deficit), March 31, 2001	425,102,598	(1,084,457)	83,944		424,102,085
Capital contributions	56,387,270	—	—		56,387,270

Selling commissions and registration costs	(7,867,900)	—	—		(7,867,900)
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(35,882,308)	(362,447)	—	$(36,244,755)	(36,244,755)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(60,787)	(60,787)	(60,787)

Total comprehensive income (loss)				$(36,305,542)

Partners’ capital (deficit), March 31, 2002	$437,739,660	$(1,446,904)	$23,157		$436,315,913

Series 39 and 40 were not formed until after March 31, 2000, therefore only two periods of comparative information has been included.  Series 41 and 42 were not formed until after March 31, 2001, therefore no comparative information has been included.

Series 20	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$20,284,905	$(129,006)	$—		$20,155,899
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,377,313)	(24,013)	—	$(2,401,326)	(2,401,326)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,401,326)

Partners’ capital (deficit), March 31, 2000	17,907,592	(153,019)	—		17,754,573
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,342,717)	(23,664)	—	$(2,366,381)	(2,366,381)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,366,381)

Partners’ capital (deficit), March 31, 2001	15,564,875	(176,683)	—		15,388,192
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,363,952)	(23,878)	—	$(2,387,830)	(2,387,830)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,387,830)

Partners’ capital (deficit), March 31, 2002	$13,200,923	$(200,561)	$—		$13,000,362

Series 21	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$8,667,497	$(76,038)	$5,498		$8,596,957
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,379,410)	(13,933)	—	$(1,393,343)	(1,393,343)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	12,966	12,966	12,966

Total comprehensive income (loss)				$(1,380,377)

Partners’ capital (deficit), March 31, 2000	7,288,087	(89,971)	18,464		7,216,580
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,076,526)	(10,874)	—	$(1,087,400)	(1,087,400)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(17,268)	(17,268)	(17,268)

Total comprehensive income (loss)				$(1,104,668)

Partners’ capital (deficit), March 31, 2001	6,211,561	(100,845)	1,196		6,111,912
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,946,889)	(29,767)	—	$(2,976,656)	(2,976,656)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,139)	(1,139)	(1,139)

Total comprehensive income (loss)				$(2,977,795)

Partners’ capital (deficit), March 31, 2002	$3,264,672	$(130,612)	$57		$3,134,117

Series 22	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$15,084,797	$(68,922)	$1,925		$15,017,800
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,480,912)	(14,959)	—	$(1,495,871)	(1,495,871)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	7,851	7,851	7,851

Total comprehensive income (loss)				$(1,488,020)

Partners’ capital (deficit), March 31, 2000	13,603,885	(83,881)	9,776		13,529,780
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,469,804)	(14,847)	—	$(1,484,651)	(1,484,651)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(9,125)	(9,125)	(9,125)

Total comprehensive income (loss)				$(1,493,776)

Partners’ capital (deficit), March 31, 2001	12,134,081	(98,728)	651		12,036,004
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,676,448)	(16,934)	—	$(1,693,382)	(1,693,382)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	445	445	445

Total comprehensive income (loss)				$(1,692,937)

Partners’ capital (deficit), March 31, 2002	$10,457,633	$(115,662)	$1,096		$10,343,067

Series 23	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$22,208,044	$(63,400)	$—		$22,144,644
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,667,810)	(16,847)	—	$(1,684,657)	(1,684,657)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,684,657)

Partners’ capital (deficit), March 31, 2000	20,540,234	(80,247)	—		20,459,987
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,367,130)	(13,809)	—	$(1,380,939)	(1,380,939)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,380,939)

Partners’ capital (deficit), March 31, 2001	19,173,104	(94,056)	—		19,079,048
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,617,902)	(16,342)	—	$(1,634,244)	(1,634,244)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,634,244)

Partners’ capital (deficit), March 31, 2002	$17,555,202	$(110,398)	$—		$17,444,804

Series 24	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$14,201,933	$(43,716)	$1,329		$14,159,546
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,604,544)	(16,208)	—	$(1,620,752)	(1,620,752)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	6,963	6,963	6,963

Total comprehensive income (loss)				$(1,613,789)

Partners’ capital (deficit), March 31, 2000	12,597,389	(59,924)	8,292		12,545,757
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,759,529)	(17,773)	—	$(1,777,302)	(1,777,302)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(7,499)	(7,499)	(7,499)

Total comprehensive income (loss)				$(1,784,801)

Partners’ capital (deficit), March 31, 2001	10,837,860	(77,697)	793		10,760,956
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,981,681)	(20,017)	—	$(2,001,698)	(2,001,698)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	547	547	547

Total comprehensive income (loss)				$(2,001,151)

Partners’ capital (deficit), March 31, 2002	$8,856,179	$(97,714)	$1,340		$8,759,805

Series 25	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$21,349,087	$(44,397)	$3,826		$21,308,516
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,165,119)	(21,870)	—	$(2,186,989)	(2,186,989)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	15,171	15,171	15,171

Total comprehensive income (loss)				$(2,171,818)

Partners’ capital (deficit), March 31, 2000	19,183,968	(66,267)	18,997		19,136,698
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,525,449)	(15,409)	—	$(1,540,858)	(1,540,858)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(18,032)	(18,032)	(18,032)

Total comprehensive income (loss)				$(1,558,890)

Partners’ capital (deficit), March 31, 2001	17,658,519	(81,676)	965		17,577,808
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,542,311)	(15,579)	—	$(1,557,890)	(1,557,890)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	656	656	656

Total comprehensive income (loss)				$(1,557,234)

Partners’ capital (deficit), March 31, 2002	$16,116,208	$(97,255)	$1,621		$16,020,574

Series 26	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$31,085,523	$(29,727)	$6,526		$31,062,322
Capital contributions	—	—	—		—
Selling commissions and registration costs	(3,245)	—	—		(3,245)
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,766,423)	(17,843)	—	$(1,784,266)	(1,784,266)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	518	518	518

Total comprehensive income (loss)				$(1,783,748)

Partners’ capital (deficit), March 31, 2000	29,315,855	(47,570)	7,044		29,275,329
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,395,797)	(24,200)	—	$(2,419,997)	(2,419,997)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(7,044)	(7,044)	(7,044)

Total comprehensive income (loss)				$(2,427,041)

Partners’ capital (deficit), March 31, 2001	26,920,058	(71,770)	—		26,848,288
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,241,759)	(22,644)	—	$(2,264,403)	(2,264,403)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,264,403)

Partners’ capital (deficit), March 31, 2002	$24,678,299	$(94,414)	$—		$24,583,885

Series 27	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$18,142,362	$(25,276)	$1,683		$18,118,769
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,330,579)	(13,440)	—	$(1,344,019)	(1,344,019)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	16,142	16,142	16,142

Total comprehensive income (loss)				$(1,327,877)

Partners’ capital (deficit), March 31, 2000	16,811,783	(38,716)	17,825		16,790,892
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(856,130)	(8,648)	—	$(864,778)	(864,778)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(16,704)	(16,704)	(16,704)

Total comprehensive income (loss)				$(881,482)

Partners’ capital (deficit), March 31, 2001	15,955,653	(47,364)	1,121		15,909,410
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(592,384)	(5,984)	—	$(598,368)	(598,368)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	298	298	298

Total comprehensive income (loss)				$(598,070)

Partners’ capital (deficit), March 31, 2002	$15,363,269	$(53,348)	$1,419		$15,311,340

Series 28	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$34,013,990	$(3,685)	$30,722		$34,041,027
Capital contributions	—	—	—		—
Selling commissions and registration costs	(4,016)	—	—		(4,016)
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,227,354)	(22,499)	—	$(2,249,853)	(2,249,853)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	32,788	32,788	32,788

Total comprehensive income (loss)				$(2,217,065)

Partners’ capital (deficit), March 31, 2000	31,782,620	(26,184)	63,510		31,819,946
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,931,259)	(19,508)	—	$(1,950,767)	(1,950,767)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(59,117)	(59,117)	(59,117)

Total comprehensive income (loss)				$(2,009,884)

Partners’ capital (deficit), March 31, 2001	29,851,361	(45,692)	4,393		29,810,062
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,784,067)	(18,021)	—	$(1,802,088)	(1,802,088)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,651)	(1,651)	(1,651)

Total comprehensive income (loss)				$(1,803,739)

Partners’ capital (deficit), March 31, 2002	$28,067,294	$(63,713)	$2,742		$28,006,323

Series 29	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$32,431,904	$(16,900)	$26,243		$32,441,247
Capital contributions	—	—	—		—
Selling commissions and registration costs	(2,256)	—	—		(2,256)
Distributions	(238,040)	—	—		(238,040)
Comprehensive income (loss)
Net income (loss)	(2,471,973)	(24,969)	—	$(2,496,942)	(2,496,942)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	7,715	7,715	7,715

Total comprehensive income (loss)				$(2,489,227)

Partners’ capital (deficit), March 31, 2000	29,719,635	(41,869)	33,958		29,711,724
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,346,282)	(23,700)	—	$(2,369,982)	(2,369,982)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(27,873)	(27,873)	(27,873)

Total comprehensive income (loss)				$(2,397,855)

Partners’ capital (deficit), March 31, 2001	27,373,353	(65,569)	6,085		27,313,869
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,396,939)	(24,211)	—	$(2,421,150)	(2,421,150)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(4,659)	(4,659)	(4,659)

Total comprehensive income (loss)				$(2,425,809)

Partners’ capital (deficit), March 31, 2002	$24,976,414	$(89,780)	$1,426		$24,888,060

Series 30	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$22,733,909	$264	$24,870		$22,759,043
Capital contributions	—	—	—		—
Selling commissions and registration costs	(2,121)	—	—		(2,121)
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,260,563)	(12,733)	—	$(1,273,296)	(1,273,296)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	38,360	38,360	38,360

Total comprehensive income (loss)				$(1,234,936)

Partners’ capital (deficit), March 31, 2000	21,471,225	(12,469)	63,230		21,521,986
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,270,995)	(12,838)	—	$(1,283,833)	(1,283,833)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(58,569)	(58,569)	(58,569)

Total comprehensive income (loss)				$(1,342,402)

Partners’ capital (deficit), March 31, 2001	20,200,230	(25,307)	4,661		20,179,584
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,285,268)	(12,983)	—	$(1,298,251)	(1,298,251)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(3,663)	(3,663)	(3,663)

Total comprehensive income (loss)				$(1,301,914)

Partners’ capital (deficit), March 31, 2002	$18,914,962	$(38,290)	$998		$18,877,670

Series 31	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$37,405,408	$(5,325)	$18,138		$37,418,221
Capital contributions	—	—	—		—
Selling commissions and registration costs	(6,569)	—	—		(6,569)
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(3,100,247)	(31,316)	—	$(3,131,563)	(3,131,563)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	52,269	52,269	52,269

Total comprehensive income (loss)				$(3,079,294)

Partners’ capital (deficit), March 31, 2000	34,298,592	(36,641)	70,407		34,332,358
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,949,478)	(29,792)	—	$(2,979,270)	(2,979,270)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(60,839)	(60,839)	(60,839)

Total comprehensive income (loss)				$(3,040,109)

Partners’ capital (deficit), March 31, 2001	31,349,114	(66,433)	9,568		31,292,249
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,464,790)	(24,897)	—	$(2,489,687)	(2,489,687)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(7,667)	(7,667)	(7,667)

Total comprehensive income (loss)				$(2,497,354)

Partners’ capital (deficit), March 31, 2002	$28,884,324	$(91,330)	$1,901		$28,794,895

Series 32	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$40,911,216	$2,486	$36,054		$40,949,756
Capital contributions	—	—	—		—
Selling commissions and registration costs	(28,916)	—	—		(28,916)
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,472,904)	(14,878)	—	$(1,487,782)	(1,487,782)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	44,282	44,282	44,282

Total comprehensive income (loss)				$(1,443,500)

Partners’ capital (deficit), March 31, 2000	39,409,396	(12,392)	80,336		39,477,340
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,793,719)	(28,219)	—	$(2,821,938)	(2,821,938)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(70,858)	(70,858)	(70,858)

Total comprehensive income (loss)				$(2,892,796)

Partners’ capital (deficit), March 31, 2001	36,615,677	(40,611)	9,478		36,584,544
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,404,824)	(24,291)	—	$(2,429,115)	(2,429,115)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(9,478)	(9,478)	(9,478)

Total comprehensive income (loss)				$(2,438,593)

Partners’ capital (deficit), March 31, 2002	$34,210,853	$(64,902)	$—		$34,145,951

Series 33	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$22,776,691	$1,941	$35,318		$22,813,950
Capital contributions	—	—	—		—
Selling commissions and registration costs	(6,384)	—	—		(6,384)
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(698,053)	(7,051)	—	$(705,104)	(705,104)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	54,071	54,071	54,071

Total comprehensive income (loss)				$(651,033)

Partners’ capital (deficit), March 31, 2000	22,072,254	(5,110)	89,389		22,156,533
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,370,293)	(13,841)	—	$(1,384,134)	(1,384,134)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(77,196)	(77,196)	(77,196)

Total comprehensive income (loss)				$(1,461,330)

Partners’ capital (deficit), March 31, 2001	20,701,961	(18,951)	12,193		20,695,203
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,247,345)	(12,599)	—	$(1,259,944)	(1,259,944)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(12,193)	(12,193)	(12,193)

Total comprehensive income (loss)				$(1,272,137)

Partners’ capital (deficit), March 31, 2002	$19,454,616	$(31,550)	$—		$19,423,066

Series 34	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$30,136,760	$399	$33,283		$30,170,442
Capital contributions	—	—	—		—
Selling commissions and registration costs	(56,360)	—	—		(56,360)
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(692,190)	(6,992)	—	$(699,182)	(699,182)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	62,069	62,069	62,069

Total comprehensive income (loss)				$(637,113)

Partners’ capital (deficit), March 31, 2000	29,388,210	(6,593)	95,352		29,476,969
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,400,249)	(24,245)	—	$(2,424,494)	(2,424,494)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(95,352)	(95,352)	(95,352)

Total comprehensive income (loss)				$(2,519,846)

Partners’ capital (deficit), March 31, 2001	26,987,961	(30,838)	—		26,957,123
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,092,117)	(21,132)	—	$(2,113,249)	(2,113,249)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,113,249)

Partners’ capital (deficit), March 31, 2002	$24,895,844	$(51,970)	$—		$24,843,874

Series 35	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$5,907,861	$(68)	$1,579		$5,909,372
Capital contributions	25,962,625	—	—		25,962,625
Selling commissions and registration costs	(3,674,194)	—	—		(3,674,194)
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(258,988)	(2,616)	—	$(261,604)	(261,604)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	75,193	75,193	75,193

Total comprehensive income (loss)				$(186,411)

Partners’ capital (deficit), March 31, 2000	27,937,304	(2,684)	76,772		28,011,392
Capital contributions	—	—	—		—
Selling commissions and registration costs	(500)	—	—		(500)
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,084,978)	(21,060)	—	$(2,106,038)	(2,106,038)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(66,797)	(66,797)	(66,797)

Total comprehensive income (loss)				$(2,172,835)

Partners’ capital (deficit), March 31, 2001	25,851,826	(23,744)	9,975		25,838,057
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,199,555)	(12,117)	—	$(1,211,672)	(1,211,672)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(9,708)	(9,708)	(9,708)

Total comprehensive income (loss)				$(1,221,380)

Partners’ capital (deficit), March 31, 2002	$24,652,271	$(35,861)	$267		$24,616,677

Years ended March 31, 2002 and 2001 and for the period July 1, 1999 (date of inception) through March 31, 2000

Series 36	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$—	$—	$—		$—
Capital contributions	21,068,375	—	—		21,068,375
Selling commissions and registration costs	(3,196,890)	—	—		(3,196,890)
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(301,741)	(3,048)	—	$(304,789)	(304,789)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	53,275	53,275	53,275

Total comprehensive income (loss)				$(251,514)

Partners’ capital (deficit), March 31, 2000	17,569,744	(3,048)	53,275		17,619,971
Capital contributions	—	—	—		—
Selling commissions and registration costs	(5,170)	—	—		(5,170)
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(686,129)	(6,931)	—	$(693,060)	(693,060)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(53,275)	(53,275)	(53,275)

Total comprehensive income (loss)				$(746,335)

Partners’ capital (deficit), March 31, 2001	16,878,445	(9,979)	—		16,868,466
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,514,439)	(15,297)	—	$(1,529,736)	(1,529,736)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,529,736)

Partners’ capital (deficit), March 31, 2002	$15,364,006	$(25,276)	$—		$15,338,730

Years ended March 31, 2002 and 2001 and for the period October 4, 1999 (date of inception) through March 31, 2000

Series 37	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total
Partners’ capital (deficit), March 31, 1999	$—	$—	$—		$—
Capital contributions	25,125,000	—	—		25,125,000
Selling commissions and registration costs	(3,449,825)	—	—		(3,449,825)
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(52,981)	(535)	—	$(53,516)	(53,516)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	123,888	123,888	123,888

Total comprehensive income (loss)				$70,372

Partners’ capital (deficit), March 31, 2000	21,622,194	(535)	123,888		21,745,547
Capital contributions	—	—	—		—
Selling commissions and registration costs	(18,876)	—	—		(18,876)
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(312,704)	(3,159)	—	$(315,863)	(315,863)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(118,506)	(118,506)	(118,506)

Total comprehensive income (loss)				$(434,369)

Partners’ capital (deficit), March 31, 2001	21,290,614	(3,694)	5,382		21,292,302
Capital contributions	—	—	—		—
Selling commissions and registration costs	(100,000)	—	—		(100,000)
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,040,945)	(10,515)	—	$(1,051,460)	(1,051,460)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(5,382)	(5,382)	(5,382)

Total comprehensive income (loss)				$(1,056,842)

Partners’ capital (deficit), March 31, 2002	$20,149,669	$(14,209)	$—		$20,135,460

Years ended March 31, 2002 and 2001 and for the period February 22, 2000 (date of inception) through March 31, 2000

Series 38	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total

Partners’ capital (deficit), March 31, 1999	$—	$—	$—		$—

Capital contributions	4,463,000	—	—		4,463,000

Selling commissions and registration costs	(876,470)	—	—		(876,470)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(80,877)	(817)	—	$(81,694)	(81,694)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(81,694)

Partners’ capital (deficit), March 31, 2000	3,505,653	(817)	—		3,504,836

Capital contributions	20,968,000	—	—		20,968,000

Selling commissions and registration costs	(2,826,076)	—	—		(2,826,076)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(144,513)	(1,460)	—	$(145,973)	(145,973)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	4,237	4,237	4,237

Total comprehensive income (loss)				$(141,736)

Partners’ capital (deficit), March 31, 2001	21,503,064	(2,277)	4,237		21,505,024

Capital contributions	—	—	—		—

Selling commissions and registration costs	99,962	—	—		99,962

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,391,454)	(14,055)	—	$(1,405,509)	(1,405,509)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(3,604)	(3,604)	(3,604)

Total comprehensive income (loss)				$(1,409,113)

Partners’ capital (deficit), March 31, 2002	$20,211,572	$(16,332)	$633		$20,195,873

Years ended March 31, 2002 and for the period August 1, 2000 (date of inception) through March 31, 2000

Series 39	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total

Partners’ capital (deficit), March 31, 2000	$—	$—	$—		$—

Capital contributions	22,921,000	—	—		22,921,000

Selling commissions and registration costs	(3,263,410)	—	—		(3,263,410)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(141,409)	(1,428)	—	$(142,837)	(142,837)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	13,246	13,246	13,246

Total comprehensive income (loss)				$(129,591)

Partners’ capital (deficit), March 31, 2001	19,516,181	(1,428)	13,246		19,527,999

Capital contributions	—	—	—		—

Selling commissions and registration costs	(13,302)	—	—		(13,302)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,115,579)	(11,268)	—	$(1,126,847)	(1,126,847)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(13,079)	(13,079)	(13,079)

Total comprehensive income (loss)				$(1,139,926)

Partners’ capital (deficit), March 31, 2002	$18,387,300	$(12,696)	$167		$18,374,771

Series 39 and 40 were not formed until after March 31, 2000, therefore only two periods of comparative information has been included.

Years ended March 31, 2002 and for the period February 1, 2001 (date of inception) through March 31, 2001

Series 40	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total

Partners’ capital (deficit), March 31, 2000	$—	$—	$—		$—

Capital contributions	3,376,000	—	—		3,376,000

Selling commissions and registration costs	(738,551)	—	—		(738,551)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(110,349)	(1,115)	—	$(111,464)	(111,464)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(111,464)

Partners’ capital (deficit), March 31, 2001	2,527,100	(1,115)	—		2,525,985

Capital contributions	22,893,250	—	—		22,893,250

Selling commissions and registration costs	(3,039,267)	—	—		(3,039,267)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(591,412)	(5,974)	—	$(597,386)	(597,386)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	11,196	11,196	11,196

Total comprehensive income (loss)				$(586,190)

Partners’ capital (deficit), March 31, 2002	$21,789,671	$(7,089)	$11,196		$21,793,778

Series 39 and 40 were not formed until after March 31, 2000, therefore only two periods of comparative information has been included.

For the period August 1, 2001 (date of inception) through March 31, 2002

Series 41	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total

Partners’ capital (deficit), March 31, 2001	$—	$—	$—		$—

Capital contributions	28,916,260	—	—		28,916,260

Selling commissions and registration costs	(3,931,606)	—	—		(3,931,606)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(281,084)	(2,839)	—	$(283,923)	(283,923)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,706)	(1,706)	(1,706)

Total comprehensive income (loss)				$(285,629)

Partners’ capital (deficit), March 31, 2002	$24,703,570	$(2,839)	$(1,706)		$24,699,025

Series 41 and 42 were not formed until after March 31, 2001, therefore no comparative information has been included.

For the period February 1, 2002 (date of inception) through March 31, 2002

Series 42	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income	Total

Partners’ capital (deficit), March 31, 2001	$—	$—	$—		$—

Capital contributions	4,577,760	—	—		4,577,760

Selling commissions and registration costs	(883,687)	—	—		(883,687)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(109,164)	(1,103)	—	$(110,267)	(110,267)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(110,267)

Partners’ capital (deficit), March 31, 2002	$3,584,909	$(1,103)	$—		$3,583,806

Series 41 and 42 were not formed until after March 31, 2001, therefore no comparative information has been included.

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

	Total
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Cash flows from operating activities
Net income (loss)	$(36,244,755)	$(31,651,959)	$(26,656,548)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	30,093,432	27,258,366	22,255,032
Distributions received from operating limited partnerships	169,728	94,023	122,781
Cumulative effect of a change in accounting principle	—	—	623,193
Amortization	603,339	520,593	505,485
Changes in assets and liabilities
Other assets	(1,808,453)	(1,338,459)	2,738,419
Accounts payable and accrued expenses	744,932	(275,327)	329,044
Accounts payable - affiliates	3,518,586	1,587,362	1,841,077

Net cash provided by (used in) operating activities	(2,923,191)	(3,805,401)	1,758,483

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	(6,616,734)	(5,336,815)	(8,703,362)
Capital contributions paid to operating limited partnerships	(34,494,994)	(49,544,266)	(61,037,600)
Deposits for purchases of operating limited partnerships	(470,389)	(1,530,054)	(10,720)
(Advances to) repayments from operating limited partnerships	(10,546,117)	105,466	(11,091,302)
Purchase of investments (net of proceeds from sales and maturities of investments)	303,754	24,661,281	15,334,560

Net cash provided by (used in) investing activities	(51,824,480)	(31,644,388)	(65,508,424)

Cash flows from financing activities
Capital contributions received	56,387,270	47,265,000	75,851,000
Selling commissions and registration costs paid	(7,867,900)	(6,852,583)	(11,307,246)
Distributions paid	—	—	(238,040)
Proceeds from (repayment of) line of credit	3,582,526	1,149,199	776,349

Net cash provided by (used in) financing activities	52,101,896	41,561,616	65,082,063

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,645,775)	6,111,827	1,332,122

Cash and cash equivalents, beginning	21,596,216	15,484,389	14,152,267

Cash and cash equivalents, ending	$18,950,441	$21,596,216	$15,484,389

	Total
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$35,068,694	$46,777,452	$59,623,468

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$692,800	$537,038	$2,353,194

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$768,000

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$4,166,025	$8,171,871	$16,095,331

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$364,300	$220,514	$256,072

Series 39 and 40 were not formed until after March 31, 2000, therefore only two periods of comparative information has been included.  Series 41 and 42 were not formed until after March 31, 2001, therefore no comparative information has been included.

	Series 20
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Cash flows from operating activities
Net income (loss)	$(2,387,830)	$(2,366,381)	$(2,401,326)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	2,032,664	1,998,506	2,039,505
Distributions received from operating limited partnerships	10,499	15,172	25,171
Cumulative effect of a change in accounting principle	—	—	10,607
Amortization	3,573	3,572	3,572
Changes in assets and liabilities
Other assets	(210,329)	(182,806)	98,409
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	589,638	398,549	379,248

Net cash provided by (used in) operating activities	38,215	(133,388)	155,186

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	(65,749)
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	(65,749)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs paid	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	38,215	(133,388)	89,437

Cash and cash equivalents, beginning	179,335	312,723	223,286

Cash and cash equivalents, ending	$217,550	$179,335	$312,723

Series 20
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$778

	Series 21
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Cash flows from operating activities
Net income (loss)	$(2,976,656)	$(1,087,400)	$(1,393,343)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	2,720,700	885,755	1,224,831
Distributions received from operating limited partnerships	7,251	437	3,941
Cumulative effect of a change in accounting principle	—	—	—
Amortization	1,953	1,954	1,954
Changes in assets and liabilities
Other assets	941	(818)	1,365
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	25,840	(174,160)	25,840

Net cash provided by (used in) operating activities	(219,971)	(374,232)	(135,412)

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	222,534	337,233	203,494

Net cash provided by (used in) investing activities	222,534	337,233	203,494

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs paid	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,563	(36,999)	68,082

Cash and cash equivalents, beginning	235,224	272,223	204,141

Cash and cash equivalents, ending	$237,787	$235,224	$272,223

	Series 21
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$47,815	$—	$25,505

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$7,991	$59,725	$76,316

	Series 22
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Cash flows from operating activities
Net income (loss)	$(1,693,382)	$(1,484,651)	$(1,495,871)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,429,401	1,225,393	1,211,051
Distributions received from operating limited partnerships	9,778	3,912	3,768
Cumulative effect of a change in accounting principle	—	—	9,694
Amortization	6,140	6,140	6,140
Changes in assets and liabilities
Other assets	(4,746)	(450)	457
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	254,592	154,594	254,590

Net cash provided by (used in) operating activities	1,783	(95,062)	(10,171)

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(51,114)	—	(18,190)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	11,705
Purchase of investments (net of proceeds from sales and maturities of investments)	(47,713)	175,429	(31,023)

Net cash provided by (used in) investing activities	(98,827)	175,429	(37,508)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs paid	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(97,044)	80,367	(47,679)

Cash and cash equivalents, beginning	352,021	271,654	319,333

Cash and cash equivalents, ending	$254,977	$352,021	$271,654

Series 22
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

	Series 23
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Cash flows from operating activities
Net income (loss)	$(1,634,244)	$(1,380,939)	$(1,684,657)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,381,392	1,137,319	1,416,388
Distributions received from operating limited partnerships	11,274	315	333
Cumulative effect of a change in accounting principle	—	—	16,933
Amortization	9,130	7,688	6,246
Changes in assets and liabilities
Other assets	1	—	12,062
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	115,264	190,267	115,264

Net cash provided by (used in) operating activities	(117,183)	(45,350)	(117,431)

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	(304,148)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	150,000
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	(154,148)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs paid	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(117,183)	(45,350)	(271,579)

Cash and cash equivalents, beginning	293,829	339,179	610,758

Cash and cash equivalents, ending	$176,646	$293,829	$339,179

	Series 23
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$(7,247)

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$340,835	$—	$—

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

	Series 24
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Cash flows from operating activities
Net income (loss)	$(2,001,698)	$(1,777,302)	$(1,620,752)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,716,153	1,528,706	1,388,143
Distributions received from operating limited partnerships	7,254	4,634	31,968
Cumulative effect of a change in accounting principle	—	—	19,470
Amortization	10,205	10,205	10,204
Changes in assets and liabilities
Other assets	(4,491)	(33,903)	304
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	233,352	233,352	233,352

Net cash provided by (used in) operating activities	(39,225)	(34,308)	62,689

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	—	—	(23)
Capital contributions paid to operating limited partnerships	—	—	(16,242)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	13,199
Purchase of investments (net of proceeds from sales and maturities of investments)	(58,334)	101,756	(69,334)

Net cash provided by (used in) investing activities	(58,334)	101,756	(72,400)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs paid	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(97,559)	67,448	(9,711)

Cash and cash equivalents, beginning	362,301	294,853	304,564

Cash and cash equivalents, ending	$264,742	$362,301	$294,853

Series 24
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$45,141	$10,149

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

	Series 25
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Cash flows from operating activities
Net income (loss)	$(1,557,890)	$(1,540,858)	$(2,186,989)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,274,826	1,297,955	1,926,540
Distributions received from operating limited partnerships	25,888	6,251	12,390
Cumulative effect of a change in accounting principle	—	—	18,354
Amortization	15,218	15,218	15,218
Changes in assets and liabilities
Other assets	30,735	(30,629)	879
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	272,676	172,676	272,676

Net cash provided by (used in) operating activities	61,453	(79,387)	59,068

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	—	—	(23)
Capital contributions paid to operating limited partnerships	(21,500)	(352,859)	(158,340)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	26,414
Purchase of investments (net of proceeds from sales and maturities of investments)	(70,538)	399,597	(60,287)

Net cash provided by (used in) investing activities	(92,038)	46,738	(192,236)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs paid	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(30,585)	(32,649)	(133,168)

Cash and cash equivalents, beginning	494,183	526,832	660,000

Cash and cash equivalents, ending	$463,598	$494,183	$526,832

	Series 25
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$11,500	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$79,685	$29,447

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

	Series 26
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Cash flows from operating activities
Net income (loss)	$(2,264,403)	$(2,419,997)	$(1,784,266)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,829,836	2,038,026	1,312,467
Distributions received from operating limited partnerships	13,449	22,612	15,446
Cumulative effect of a change in accounting principle	—	—	42,595
Amortization	17,939	17,650	17,362
Changes in assets and liabilities
Other assets	(44,902)	49	210,030
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	437,580	437,580	424,820

Net cash provided by (used in) operating activities	(10,501)	95,920	238,454

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	—	—	(2,439)
Capital contributions paid to operating limited partnerships	—	(180,117)	(1,785,708)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	67,574
Purchase of investments (net of proceeds from sales and maturities of investments)	—	217,461	497,163

Net cash provided by (used in) investing activities	—	37,344	(1,223,410)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs paid	—	—	(3,245)
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	(3,245)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(10,501)	133,264	(988,201)

Cash and cash equivalents, beginning	335,066	201,802	1,190,003

Cash and cash equivalents, ending	$324,565	$335,066	$201,802

	Series 26
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$17,593

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$1,993	$—	$60,509

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$329,618	$1,131,871

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$2,643

	Series 27
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Cash flows from operating activities
Net income (loss)	$(598,368)	$(864,778)	$(1,344,019)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	293,465	595,643	971,679
Distributions received from operating limited partnerships	10,532	5,862	3,580
Cumulative effect of a change in accounting principle	—	—	38,806
Amortization	15,655	15,655	14,946
Changes in assets and liabilities
Other assets	867	247,993	95
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	215,204	215,205	313,757

Net cash provided by (used in) operating activities	(62,645)	215,580	(1,156)

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	—	—	(8,714)
Capital contributions paid to operating limited partnerships	(147,217)	(249,384)	(818,359)
Deposits for purchases of operating limited partnerships	—	—	(10,720)
(Advances to) repayments from operating limited partnerships	—	99,549	171,100
Purchase of investments (net of proceeds from sales and maturities of investments)	(7,050)	331,546	(410,231)

Net cash provided by (used in) investing activities	(154,267)	181,711	(1,076,924)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs paid	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(216,912)	397,291	(1,078,080)

Cash and cash equivalents, beginning	647,352	250,061	1,328,141

Cash and cash equivalents, ending	$430,440	$647,352	$250,061

	Series 27
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$725,675

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$11,705	$38,328	$322,787

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$537,000	$166,780

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$65,183	$31,396

	Series 28
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Cash flows from operating activities
Net income (loss)	$(1,802,088)	$(1,950,767)	$(2,249,853)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,503,553	1,714,275	1,993,839
Distributions received from operating limited partnerships	25,213	2,643	12,595
Cumulative effect of a change in accounting principle	—	—	55,896
Amortization	3,300	3,300	3,300
Changes in assets and liabilities
Other assets	3,441	(3,056)	7,457
Accounts payable and accrued expenses	—	(104)	—
Accounts payable - affiliates	—	—	(256,044)

Net cash provided by (used in) operating activities	(266,581)	(233,709)	(432,810)

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	—	—	(20,670)
Capital contributions paid to operating limited partnerships	(596,003)	(1,718,582)	(1,195,033)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	(775,000)	1,477,458	—
Purchase of investments (net of proceeds from sales and maturities of investments)	1,030,265	495,591	2,179,331

Net cash provided by (used in) investing activities	(340,738)	254,467	963,628

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs paid	—	—	(4,016)
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	(4,016)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(607,319)	20,758	526,802

Cash and cash equivalents, beginning	1,117,380	1,096,622	569,820

Cash and cash equivalents, ending	$510,061	$1,117,380	$1,096,622

	Series 28
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$20,750

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$21,136	$584,409

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$197,726

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$2,595

	Series 29
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Cash flows from operating activities
Net income (loss)	$(2,421,150)	$(2,369,982)	$(2,496,942)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	2,116,714	2,074,428	2,192,069
Distributions received from operating limited partnerships	2,613	1,050	6,399
Cumulative effect of a change in accounting principle	—	—	49,448
Amortization	3,312	3,277	3,206
Changes in assets and liabilities
Other assets	(4,049)	17,223	8,778
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	209,815	(36)	(6,475)

Net cash provided by (used in) operating activities	(92,745)	(274,040)	(243,517)

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	—	(1,615)	(75,659)
Capital contributions paid to operating limited partnerships	(283,919)	(1,419,352)	(3,670,379)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	814,943	—
Purchase of investments (net of proceeds from sales and maturities of investments)	78,899	1,367,980	3,551,126

Net cash provided by (used in) investing activities	(205,020)	761,956	(194,912)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs paid	—	—	(2,256)
Distributions paid	—	—	(238,040)
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	(240,296)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(297,765)	487,916	(678,725)

Cash and cash equivalents, beginning	875,595	387,679	1,066,404

Cash and cash equivalents, ending	$577,830	$875,595	$387,679

	Series 29
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$7,260

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$7,355	$45,585	$76,085

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$573

	Series 30
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Cash flows from operating activities
Net income (loss)	$(1,298,251)	$(1,283,833)	$(1,273,296)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,085,876	1,177,274	1,074,429
Distributions received from operating limited partnerships	18,931	11,818	6,748
Cumulative effect of a change in accounting principle	—	—	48,501
Amortization	21,240	21,209	21,139
Changes in assets and liabilities
Other assets	—	1,718	48,083
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	176	(7,524)	1,328

Net cash provided by (used in) operating activities	(172,028)	(79,338)	(73,068)

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	(16)	(1,468)	(72,071)
Capital contributions paid to operating limited partnerships	(451,620)	(1,114,708)	(5,294,251)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	70,297	(405,743)	1,329,758
Purchase of investments (net of proceeds from sales and maturities of investments)	74,483	1,933,137	3,175,938

Net cash provided by (used in) investing activities	(306,856)	411,218	(860,626)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs paid	—	—	(2,121)
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	(2,121)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(478,884)	331,880	(935,815)

Cash and cash equivalents, beginning	735,208	403,328	1,339,143

Cash and cash equivalents, ending	$256,324	$735,208	$403,328

	Series 30
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$5,099	$—	$2,926,590

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$56,194	$—	$80,385

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$38,520	$343,443	$237,590

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$7,050

	Series 31
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Cash flows from operating activities
Net income (loss)	$(2,489,687)	$(2,979,270)	$(3,131,563)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	2,172,471	2,698,823	2,795,630
Distributions received from operating limited partnerships	10,372	1,754	442
Cumulative effect of a change in accounting principle	—	—	51,385
Amortization	—	—	—
Changes in assets and liabilities
Other assets	(215,305)	144,220	77,199
Accounts payable and accrued expenses	—	(2,975)	1,315
Accounts payable - affiliates	33,120	(26,655)	25,265

Net cash provided by (used in) operating activities	(489,029)	(164,103)	(180,327)

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	—	(39,059)	(34,826)
Capital contributions paid to operating limited partnerships	(327,137)	(1,954,972)	(2,756,542)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	200,000	(200,000)	292,233
Purchase of investments (net of proceeds from sales and maturities of investments)	178,074	2,026,895	2,841,554

Net cash provided by (used in) investing activities	50,937	(167,136)	342,419

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs paid	—	—	(6,569)
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	(6,569)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(438,092)	(331,239)	155,523

Cash and cash equivalents, beginning	1,118,740	1,449,979	1,294,456

Cash and cash equivalents, ending	$680,648	$1,118,740	$1,449,979

	Series 31
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$6,462	$91,419	$209,118

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$107,199	$490,020

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$1,866,296	$—

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$22,061	$28,793	$128,780

	Series 32
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Cash flows from operating activities
Net income (loss)	$(2,429,115)	$(2,821,938)	$(1,487,782)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	2,062,829	2,669,373	1,245,350
Distributions received from operating limited partnerships	500	16,004	—
Cumulative effect of a change in accounting principle	—	—	50,418
Amortization	36,625	36,303	29,738
Changes in assets and liabilities
Other assets	(88,730)	(122,814)	275,715
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	132,906	(68,502)	148,551

Net cash provided by (used in) operating activities	(284,985)	(291,574)	261,990

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	(10,108)	(1,822)	(267,165)
Capital contributions paid to operating limited partnerships	(237,421)	(1,563,696)	(6,540,687)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	(562,489)	451,067	(1,269,521)
Purchase of investments (net of proceeds from sales and maturities of investments)	474,374	2,277,424	6,458,977

Net cash provided by (used in) investing activities	(335,644)	1,162,973	(1,618,396)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs paid	—	—	(28,916)
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	(28,916)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(620,629)	871,399	(1,385,322)

Cash and cash equivalents, beginning	1,111,983	240,584	1,625,906

Cash and cash equivalents, ending	$491,354	$1,111,983	$240,584

	Series 32
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$52,601	$199,254	$3,618,161

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$43,281	$110,279	$391,567

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$1,714,980	$2,364,941

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$35,370	$—

	Series 33
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Cash flows from operating activities
Net income (loss)	$(1,259,944)	$(1,384,134)	$(705,104)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,059,178	1,294,005	595,041
Distributions received from operating limited partnerships	—	—	—
Cumulative effect of a change in accounting principle	—	—	83,770
Amortization	27,266	27,066	26,578
Changes in assets and liabilities
Other assets	(78,970)	(121,915)	10,209
Accounts payable and accrued expenses	(2,536)	2,536	—
Accounts payable - affiliates	73,923	73,780	65,293

Net cash provided by (used in) operating activities	(181,083)	(108,662)	75,787

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	—	(17,119)	(63,785)
Capital contributions paid to operating limited partnerships	(852,865)	(1,658,030)	(2,889,468)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	(122,900)	5,455
Purchase of investments (net of proceeds from sales and maturities of investments)	611,183	2,456,085	2,790,273

Net cash provided by (used in) investing activities	(241,682)	658,036	(157,525)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs paid	—	—	(6,384)
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	(6,384)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(422,765)	549,374	(88,122)

Cash and cash equivalents, beginning	1,147,109	597,735	685,857

Cash and cash equivalents, ending	$724,344	$1,147,109	$597,735

	Series 33
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$49,249	$—	$1,917,700

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$2,652	$21,314	$198,492

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$1,295	$1,063,972

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$8,131	$—	$—

	Series 34
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Cash flows from operating activities
Net income (loss)	$(2,113,249)	$(2,424,494)	$(699,182)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,760,695	2,140,987	468,712
Distributions received from operating limited partnerships	631	—	—
Cumulative effect of a change in accounting principle	—	—	110,441
Amortization	43,940	44,236	41,853
Changes in assets and liabilities
Other assets	14,248	2,595	67,651
Accounts payable and accrued expenses	—	—	(493)
Accounts payable - affiliates	292,965	181	(22,238)

Net cash provided by (used in) operating activities	(770)	(236,495)	(33,256)

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	—	(31,402)	(270,538)
Capital contributions paid to operating limited partnerships	(240,787)	(3,320,686)	(6,742,893)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	275,000	—	(1,074,707)
Purchase of investments (net of proceeds from sales and maturities of investments)	—	3,266,100	6,367,185

Net cash provided by (used in) investing activities	34,213	(85,988)	(1,720,953)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs paid	—	—	(56,360)
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	(56,360)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	33,443	(322,483)	(1,810,569)

Cash and cash equivalents, beginning	349,527	672,010	2,482,579

Cash and cash equivalents, ending	$382,970	$349,527	$672,010

	Series 34
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$5,903	$108,667	$5,943,259

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$3,780	$37,557	$43,270

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$5,954	$1,663,458	$5,224,840

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$6,476	$5,941

	Series 35
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Cash flows from operating activities
Net income (loss)	$(1,211,672)	$(2,106,038)	$(261,604)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	875,205	1,875,497	194,048
Distributions received from operating limited partnerships	—	—	—
Cumulative effect of a change in accounting principle	—	—	16,875
Amortization	129,251	128,479	225,179
Changes in assets and liabilities
Other assets	15,969	(6,136)	2,030,454
Accounts payable and accrued expenses	(224)	(1,719)	(94,617)
Accounts payable - affiliates	76,840	(78,703)	(215,744)

Net cash provided by (used in) operating activities	(114,631)	(188,620)	1,894,591

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	—	(44,455)	(2,683,319)
Capital contributions paid to operating limited partnerships	(84,860)	(3,893,407)	(11,759,790)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	(200,001)	(794,296)	(3,539,239)
Purchase of investments (net of proceeds from sales and maturities of investments)	426,170	4,901,470	(5,546,794)

Net cash provided by (used in) investing activities	141,309	169,312	(23,529,142)

Cash flows from financing activities
Capital contributions received	—	—	25,962,625
Selling commissions and registration costs paid	—	(500)	(3,674,194)
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	(200,000)

Net cash provided by (used in) financing activities	—	(500)	22,088,431

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	26,678	(19,808)	453,880

Cash and cash equivalents, beginning	681,948	701,756	247,876

Cash and cash equivalents, ending	$708,626	$681,948	$701,756

	Series 35
	Year ended March 31, 2002	Year ended March 31, 2001	Year ended March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$1,310,104	$12,028,772

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$103,459	$2,558	$47,816

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$615,734	$422,261	$3,494,529

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$91,805	$11,043	$—

	Series 36
	Year ended March 31, 2002	Year ended March 31, 2001	Period July 1, 1999 (date of inception) through March 31, 2000
Cash flows from operating activities
Net income (loss)	$(1,529,736)	$(693,060)	$(304,789)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,268,122	457,746	160,352
Distributions received from operating limited partnerships	1,644	—	—
Cumulative effect of a change in accounting principle	—	—	—
Amortization	88,463	86,996	78,850
Changes in assets and liabilities
Other assets	(67,433)	82,822	(84,579)
Accounts payable and accrued expenses	2,259	4,410	—
Accounts payable - affiliates	160,578	99,303	30,944

Net cash provided by (used in) operating activities	(76,103)	38217	(119,222)

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	(4,435)	(97,045)	(2,324,273)
Capital contributions paid to operating limited partnerships	(314,424)	(3,036,776)	(7,853,791)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	835,963	(4,868,587)
Purchase of investments (net of proceeds from sales and maturities of investments)	—	2,377,517	(2,377,517)

Net cash provided by (used in) investing activities	(318,859)	79,659	(17,424,168)

Cash flows from financing activities
Capital contributions received	—	—	21,068,375
Selling commissions and registration costs paid	—	(5,170)	(3,196,890)
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	(5,170)	17,871,485

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(394,962)	112,706	328,095

Cash and cash equivalents, beginning	440,801	328,095	—

Cash and cash equivalents, ending	$45,839	$440,801	$328,095

	Series 36
	Year ended March 31, 2002	Year ended March 31, 2001	Period July 1, 1999 (date of inception) through March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$15,385,970

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$2,381	$10,720	$—

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$462,966	$1,001,838	$1,909,822

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$3,061	$—	$—

	Series 37
	Year ended March 31, 2002	Year ended March 31, 2001	Period October 4, 1999 (date of inception) through March 31, 2000
Cash flows from operating activities
Net income (loss)	$(1,051,460)	$(315,863)	$(53,516)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	750,493	318,507	44,958
Distributions received from operating limited partnerships	13,899	—	—
Cumulative effect of a change in accounting principle	—	—	—
Amortization	94,713	91,645	—
Changes in assets and liabilities
Other assets	(93,567)	5,348	(26,148)
Accounts payable and accrued expenses	73,129	26,522	350
Accounts payable - affiliates	81,603	(29,717)	29,802

Net cash provided by (used in) operating activities	(131,190)	96,442	(4,554)

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	(11,420)	(146,024)	(2,446,361)
Capital contributions paid to operating limited partnerships	(2,129,525)	(5,590,378)	(6,695,081)
Deposits for purchases of operating limited partnerships	—	(1,530,054)	—
(Advances to) repayments from operating limited partnerships	997,985	(1,066,200)	(2,340,937)
Purchase of investments (net of proceeds from sales and maturities of investments)	576,017	3,659,278	(4,235,295)

Net cash provided by (used in) investing activities	(566,943)	(4,673,378)	(15,717,674)

Cash flows from financing activities
Capital contributions received	—	—	25,125,000
Selling commissions and registration costs paid	(100,000)	(18,876)	(3,449,825)
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	(100,000)	(18,876)	21,675,175

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(798,133)	(4,595,812)	5,952,947

Cash and cash equivalents, beginning	1,357,135	5,952,947	—

Cash and cash equivalents, ending	$559,002	$1,357,135	$5,952,947

	Series 37
	Year ended March 31, 2002	Year ended March 31, 2001	Period October 4, 1999 (date of inception) through March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$5,481,597	$13,370,702

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$1,543,978	$291,682	$303,260

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$231,251	$13,924	$—

	Series 38
	Year ended March 31, 2002	Year ended March 31, 2001	Period February 22, 2000 (date of inception) through March 31, 2000
Cash flows from operating activities
Net income (loss)	$(1,405,509)	$(145,973)	$(81,694)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,230,809	133,908	—
Distributions received from operating limited partnerships	—	1,559	—
Cumulative effect of a change in accounting principle	—	—	—
Amortization	50,939	—	—
Changes in assets and liabilities	—
Other assets	(104,115)	607,963	(1)
Accounts payable and accrued expenses	(2,733)	(419,756)	422,489
Accounts payable - affiliates	69,025	(20,848)	20,848

Net cash provided by (used in) operating activities	(161,584)	156,853	361,642

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	—	(2,231,391)	(433,496)
Capital contributions paid to operating limited partnerships	(3,062,065)	(12,005,963)	(2,538,698)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	755,920	(755,920)	—
Purchase of investments (net of proceeds from sales and maturities of investments)	(289,004)	(212,697)	—

Net cash provided by (used in) investing activities	(2,595,149)	(15,205,971)	(2,972,194)

Cash flows from financing activities
Capital contributions received	—	20,968,000	3,695,000
Selling commissions and registration costs paid	99,962	(2,826,076)	(876,470)
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	(976,349)	976,349

Net cash provided by (used in) financing activities	99,962	17,165,575	3,794,879

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,656,771)	2,116,457	1,184,327

Cash and cash equivalents, beginning	3,300,784	1,184,327	—

Cash and cash equivalents, ending	$644,013	$3,300,784	$1,184,327

	Series 38
	Year ended March 31, 2002	Year ended March 31, 2001	Period February 22, 2000 (date of inception) through March 31, 2000
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$116,325	$15,470,521	$3,451,918

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$93,632	$17,536	$—

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—	$768,000

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$158,038	$—	$—

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

	Series 39
	Year ended March 31, 2002	Period August 1, 2000 (date of inception) through March 31, 2001
Cash flows from operating activities
Net income (loss)	$(1,126,847)	$(142,837)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	996,269	(3,760)
Distributions received from operating limited partnerships	—	—
Cumulative effect of a change in accounting principle	—	—
Amortization	24,477	—
Changes in assets and liabilities
Other assets	12,796	(29,308)
Accounts payable and accrued expenses	(28,722)	28,722
Accounts payable - affiliates	50,845	—

Net cash provided by (used in) operating activities	(71,182)	(147,183)

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	(75,171)	(2,337,478)
Capital contributions paid to operating limited partnerships	(5,441,684)	(9,586,616)
Deposits for purchases of operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	(1,197,327)	(228,455)
Purchase of investments (net of proceeds from sales and maturities of investments)	1,423,663	(1,450,521)

Net cash provided by (used in) investing activities	(5,290,519)	(13,603,070)

Cash flows from financing activities
Capital contributions received	—	22,921,000
Selling commissions and registration costs paid	(13,302)	(3,263,410)
Distributions paid	—	—
Proceeds from (repayment of) line of credit	—	—

Net cash provided by (used in) financing activities	(13,302)	19,657,590

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(5,375,003)	5,907,337

Cash and cash equivalents, beginning	5,907,337	—

Cash and cash equivalents, ending	$532,334	$5,907,337

	Series 39
	Year ended March 31, 2002	Period August 1, 2000 (date of inception) through March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$970,254	$16,338,224

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$284,868	$—

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Series 39 and 40 were not formed until after March 31, 2000, therefore only two periods of comparative information has been included.

	Series 40
	Year ended March 31, 2002	Period February 1, 2001 (date of inception) through March31, 2001
Cash flows from operating activities
Net income (loss)	$(597,386)	$(111,464)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	438,656	—
Distributions received from operating limited partnerships	—	—
Cumulative effect of a change in accounting principle	—	—
Amortization	—	—
Changes in assets and liabilities
Other assets	907,919	(1,916,555)
Accounts payable and accrued expenses	(19,975)	87,037
Accounts payable - affiliates	107,713	18,020

Net cash provided by (used in) operating activities	836,927	(1,922,962)

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	(2,549,744)	(387,937)
Capital contributions paid to operating limited partnerships	(12,506,389)	(1,898,740)
Deposits for purchases of operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	(1,359,181)	—
Purchase of investments (net of proceeds from sales and maturities of investments)	(1,907,760)	—

Net cash provided by (used in) investing activities	(18,323,074)	(2,286,677)

Cash flows from financing activities
Capital contributions received	22,893,250	3,376,000
Selling commissions and registration costs paid	(3,039,267)	(738,551)
Distributions paid	—	—
Proceeds from (repayment of) line of credit	(2,125,548)	2,125,548

Net cash provided by (used in) financing activities	17,728,435	4,762,997

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	242,288	553,358

Cash and cash equivalents, beginning	553,358	—

Cash and cash equivalents, ending	$795,646	$553,358

	Series 40
	Year ended March 31, 2002	Period February 1, 2001 (date of inception) through March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$11,110,565	$7,777,666

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$33,685	$—

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$1,000,000	$—

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Series 39 and 40 were not formed until after March 31, 2000, therefore only two periods of comparative information has been included.

Series 41
Period August 1, 2001 (date of inception) through March 31, 2002
Cash flows from operating activities
Net income (loss)	$(283,923)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	94,125
Distributions received from operating limited partnerships	—
Cumulative effect of a change in accounting principle	—
Amortization	—
Changes in assets and liabilities
Other assets	(42,324)
Accounts payable and accrued expenses	105,274
Accounts payable - affiliates	78,897

Net cash provided by (used in) operating activities	(47,951)

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	(3,234,342)
Capital contributions paid to operating limited partnerships	(7,156,939)
Deposits for purchases of operating limited partnerships	(470,389)
(Advances to) repayments from operating limited partnerships	(6,441,619)
Purchase of investments (net of proceeds from sales and maturities of investments)	(2,411,509)

Net cash provided by (used in) investing activities	(19,714,798)

Cash flows from financing activities
Capital contributions received	28,916,260
Selling commissions and registration costs paid	(3,931,606)
Distributions paid	—
Proceeds from (repayment of) line of credit	3,010,000

Net cash provided by (used in) financing activities	27,994,654

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	8,231,905

Cash and cash equivalents, beginning	—

Cash and cash equivalents, ending	$8,231,905

Series 41
Period August 1, 2001 (date of inception) through March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$20,076,151

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—

Series 41 and 42 were not formed until after March 31, 2001, therefore no comparative information has been included.

Series 42
Period February 1, 2002 (date of inception) through March 31, 2002
Cash flows from operating activities
Net income (loss)	$(110,267)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	—
Distributions received from operating limited partnerships	—
Cumulative effect of a change in accounting principle	—
Amortization	—
Changes in assets and liabilities
Other assets	(1,836,409)
Accounts payable and accrued expenses	618,460
Accounts payable - affiliates	6,034

Net cash provided by (used in) operating activities	(1,322,182)

Cash flows from investing activities
Acquisition costs paid for operating limited partnerships	(731,498)
Capital contributions paid to operating limited partnerships	(589,525)
Deposits for purchases of operating limited partnerships	—
(Advances to) repayments from operating limited partnerships	(2,309,702)
Purchase of investments (net of proceeds from sales and maturities of investments)	—

Net cash provided by (used in) investing activities	(3,630,725)

Cash flows from financing activities
Capital contributions received	4,577,760
Selling commissions and registration costs paid	(883,687)
Distributions paid	—
Proceeds from (repayment of) line of credit	2,698,074

Net cash provided by (used in) financing activities	6,392,147

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,439,240

Cash and cash equivalents, beginning	—

Cash and cash equivalents, ending	$1,439,240

Series 42
Period February 1, 2002 (date of inception) through March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$2,664,585

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—

The fund has recorded capital contributions (syndication proceeds) being held and subsequently released by the escrow agent.	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—

The fund has decreased its investments in operating limited partnerships and and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—

Series 41 and 42 were not formed until after March 31, 2001, therefore no comparative information has been included.

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2002, 2001 and 2000

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Boston Capital Tax Credit Fund IV L.P. (the “fund”) was organized under the laws of the State of Delaware as of October 5, 1993, for the purpose of acquiring, holding, and disposing of limited partnership interests in operating limited partnerships which will acquire, develop, rehabilitate, operate and own newly-constructed, existing or rehabilitated apartment complexes which qualify for the Low-Income Housing Tax Credit established by the Tax Reform Act of 1986.  Certain of the apartment complexes may also qualify for the Historic Rehabilitation Tax Credit for their rehabilitation of certified historic structures; accordingly, the apartment complexes are restricted as to rent charges and operating methods and are subject to the provisions of Section 42(g)(2) of the Internal Revenue Code relating to the Rehabilitation Investment Credit.  The general partner of the fund is Boston Capital Associates IV L.P. and the limited partner is BCTC IV Assignor Corp. (the assignor limited partner).

In accordance with the limited partnership agreement, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.

Pursuant to the Securities Act of 1933, the fund filed a Form S-11 Registration Statement with the Securities and Exchange Commission, effective December 16, 1993, which covered the offering (the “Public Offering”) of the beneficial assignee certificates (“BACs”) representing assignments of units of the beneficial interest of the limited partnership interest of the assignor limited partner.  The fund has registered 65,000,000 BACs at $10 per BAC for sale to the public in one or more series.  BACs sold in bulk are offered to investors at a reduced cost per BAC.

The BACs issued and outstanding in each series at March 31, 2002 and 2001 are as follows:

	2002	2001

Series 20	3,866,700	3,866,700
Series 21	1,892,700	1,892,700
Series 22	2,564,400	2,564,400
Series 23	3,336,727	3,336,727
Series 24	2,169,878	2,169,878
Series 25	3,026,109	3,026,109
Series 26	3,995,900	3,995,900
Series 27	2,460,700	2,460,700
Series 28	4,000,738	4,000,738
Series 29	3,991,800	3,991,800
Series 30	2,651,000	2,651,000
Series 31	4,417,857	4,417,857
Series 32	4,754,198	4,754,198
Series 33	2,636,533	2,636,533
Series 34	3,529,319	3,529,319
Series 35	3,300,463	3,300,463
Series 36	2,106,837	2,106,837
Series 37	2,512,500	2,512,500
Series 38	2,543,100	2,543,100
Series 39	2,292,152	2,292,100
Series 40	2,630,256	337,600
Series 41	2,891,626	—
Series 42	457,776	—

	68,029,269	62,387,159

Investments in Operating Limited Partnerships

The fund accounts for the investments in the operating limited partnerships using the equity method, whereby the fund adjusts the investment cost for its share of the operating limited partnership’s results of operations and for any distributions received or accrued.  However, the fund recognizes individual operating limited partnership’s losses only to the extent that the fund’s share of losses of the operating limited partnerships does not exceed the carrying amount of its investment.  Unrecognized losses will be suspended and offset against future individual operating limited partnership income.

A loss in value of an investment in an operating limited partnership other than a temporary decline would be recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the fund and the estimated residual value of the investment.

Capital contributions to operating limited partnerships are adjusted by tax credit adjusters.  Tax credit adjusters are defined as adjustments to operating limited partnership capital contributions due to reductions in actual tax credits from those originally projected.  The fund records tax credit adjusters as a reduction in investments in operating limited partnerships and capital contributions payable.

The operating limited partnerships maintain their financial statements based on a calendar year and the fund utilizes a March 31 year end.  The fund records losses and income from the operating limited partnerships on a calendar year basis which is not materially different from losses and income generated if the operating limited partnerships utilized a March 31 year end.

The fund records capital contributions payable to the operating limited partnerships once there is a binding obligation to fund a specified amount.  The operating limited partnerships record capital contributions from the fund when received.

Prior to January 1, 1999 the fund recorded acquisition costs as an increase in its investments in operating limited partnerships.  These costs are amortized by the operating limited partnerships over 27.5 years on the straight-line method.  Certain operating limited partnerships have not recorded the acquisition costs as a capital contribution from the fund.  These differences are shown as reconciling items in note C.  As of January 1, 1999, the fund records acquisition costs incurred after January 1, 1999 as deferred acquisition costs.  These costs are amortized on the straight-line method over 27.5 years.

During the years ended March 31, 2002 and 2001, the fund acquired interests in operating limited partnerships as follows:

	2002	2001

Series 20	—	—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	—	—
Series 27	—	—
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	—	1
Series 32	1	—
Series 33	—	—
Series 34	—	—
Series 35	—	1
Series 36	—	—
Series 37	—	2
Series 38	1	6
Series 39	2	7
Series 40	9	6
Series 41	12	—
Series 42	2	—

	27	23

During the year ended March 31, 2002, Series 40 and 41 acquired a limited partnership equity interest in five (5) and one (1) limited liability companies, respectively, which are the general partners of other operating limited partnerships which own or are constructing, rehabilitating or operating apartment complexes.

During the year ended March 31, 2001, Series 38 and 39 each acquired a limited partnership equity interest in one (1) and one (1) limited liability companies, respectively, which are the general partners of other operating limited partnerships which own or are constructing, rehabilitating or operating apartment complexes.

Organization Costs

Initial organization and offering expenses common to all Series, are allocated on a percentage of equity raised to each Series.

In accordance with SOP 98-5, effective April 1, 1999, organization costs are being expensed as incurred.  Before this date, organization costs were amortized on the straight-line method over 60 months.

Deferred Acquisition Costs

Deferred acquisition costs are amortized on the straight-line method over 27.5 years.

Income Taxes

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the general partner and assignees individually.

Selling Commissions and Registration Costs

Selling commissions paid in connection with the public offering are charged against the assignees’ capital upon admission of investors as assignees.  Registration costs associated with the public offering are charged against assignees’ capital as incurred.

Cash Equivalents

Cash equivalents include overnight repurchase agreements, tax-exempt sweep accounts and money market accounts having original maturities at date of acquisition of three months or less.  The carrying value approximates fair value because of the short maturity of these instruments.

Fiscal Year

For financial reporting purposes, the fund uses a March 31 year end, whereas for income tax reporting purposes, the fund uses a calendar year.  The operating limited partnerships use a calendar year for both financial and income tax reporting.

Net Loss Per Beneficial Assignee Certificate Unit

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period.  The weighted average number of units in each series at March 31, 2002, 2001 and 2000 are as follows:

	2002	2001	2000

Series 20	3,866,700	3,866,700	3,866,700
Series 21	1,892,700	1,892,700	1,892,700
Series 22	2,564,400	2,564,400	2,564,400
Series 23	3,336,727	3,336,727	3,336,727
Series 24	2,169,878	2,169,878	2,169,878
Series 25	3,026,109	3,026,109	3,026,109
Series 26	3,995,900	3,995,900	3,995,900
Series 27	2,460,700	2,460,700	2,460,700
Series 28	4,000,738	4,000,738	4,000,738
Series 29	3,991,800	3,991,800	3,991,800
Series 30	2,651,000	2,651,000	2,651,000
Series 31	4,417,857	4,417,857	4,417,857
Series 32	4,754,198	4,754,198	4,754,198
Series 33	2,636,533	2,636,533	2,636,533
Series 34	3,529,319	3,529,319	3,529,319
Series 35	3,300,463	3,300,463	2,876,439
Series 36	2,106,837	2,106,837	1,723,720
Series 37	2,512,500	2,512,500	1,602,663
Series 38	2,543,100	2,150,085	308,300
Series 39	2,292,152	1,251,903	—
Series 40	2,118,814	120,983	—
Series 41	1,576,505	—	—
Series 42	189,176	—	—

	65,934,106	60,737,330	55,805,681

Investments

Investments available-for-sale are being carried at fair market value.  Unrealized gains or losses are reported as other comprehensive income (loss).  Realized gains or losses, determined on the basis of the costs of specific securities sold, are included in earnings.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board (FASB) issued SFAS No. 144, “Accounting for the Impairment of Disposal of Long-Lived Assets”.  SFAS No. 144 provides accounting guidance for financial accounting and reporting for the impairment of disposal of long-lived assets.  SFAS No. 144 supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of”.  SFAS No. 144 is effective for fiscal years beginning after December 15, 2001.  The managing general partner does not anticipate that its adoption will have a material effect on the financial position or results of operations of the fund.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2002, 2001 and 2000, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Holdings Limited Partnership (BCHLP), Boston Capital Services, Inc. (BCS) and Boston Capital Asset Management Limited Partnership (BCAM) as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5 percent of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships.  The aggregate cost is comprised of the capital contributions made by each Series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level.  The annual fund fees charged to operations during the years ended March 31, 2002, 2001 and 2000, are as follows:

	2002	2001	2000

Series 20	$299,467	$320,496	$292,963
Series 21	218,756	202,560	157,432
Series 22	215,442	233,351	227,588
Series 23	194,492	200,200	197,530
Series 24	208,943	199,421	160,446
Series 25	229,126	242,146	203,746
Series 26	350,204	368,280	365,001
Series 27	269,712	288,374	289,658
Series 28	278,658	322,781	287,734
Series 29	277,424	315,514	308,972
Series 30	142,376	187,698	201,815
Series 31	309,298	336,774	391,201
Series 32	295,155	323,500	323,495
Series 33	131,568	166,360	169,331
Series 34	255,289	284,285	281,564
Series 35	226,671	215,860	195,257
Series 36	139,721	160,756	83,620
Series 37	167,806	141,045	26,698
Series 38	157,190	162,131	5,176
Series 39	136,795	88,123	—
Series 40	167,367	—	—
Series 41	90,762	—	—
Series 42	—	—	—

	$4,762,222	$4,759,655	$4,169,227

Boston Capital Services, Inc. received dealer-manager fees for the marketing advice and investment banking services performed at the time of the fund’s offering of BACs.  The dealer-manager fees are included in partners’ capital as selling commissions and registration costs.  During the years ended March 31, 2002, 2001 and 2000, dealer manager fees received by Boston Capital Services, Inc. by series are as follows:

	2002	2001	2000

Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	—	—	—
Series 27	—	—	—
Series 28	—	—	—
Series 29	—	—	—
Series 30	—	—	—
Series 31	—	—	—
Series 32	—	—	—
Series 33	—	—	—
Series 34	—	—	—
Series 35	—	—	489,168
Series 36	—	—	399,530
Series 37	—	—	475,690
Series 38	—	395,180	84,695
Series 39	—	431,205	—
Series 40	465,162	64,235	—
Series 41	573,460	—	—
Series 42	84,625	—	—

	$1,123,247	$890,620	$1,449,083

Boston Capital Holdings Limited Partnership is entitled to asset acquisition fees for selecting, evaluating, structuring, negotiating, and closing the fund’s acquisition of interests in the operating limited partnerships.  During the years ended March 31, 2002, 2001 and 2000, acquisition fees incurred to Boston Capital Holdings Limited Partnership by series are as follows:

	2002	2001	2000

Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	—	—	—
Series 27	—	—	—
Series 28	—	—	—
Series 29	—	—	—
Series 30	—	—	—
Series 31	—	—	—
Series 32	—	—	—
Series 33	—	—	—
Series 34	—	—	—
Series 35	—	—	2,206,824
Series 36	—	—	1,790,812
Series 37	—	—	2,135,625
Series 38	—	1,782,280	379,355
Series 39	75,172	1,948,285	—
Series 40	1,945,926	286,960	—
Series 41	2,457,882	—	—
Series 42	389,110	—	—

	$4,868,090	$4,017,525	$6,512,616

During the years ended March 31, 2002, 2001 and 2000, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or  Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2002	2001	2000

Series 20	$18,068	$14,463	$20,587
Series 21	16,186	10,372	13,018
Series 22	17,950	11,727	16,481
Series 23	19,698	13,646	18,993
Series 24	17,043	10,545	14,106
Series 25	17,365	14,730	16,951
Series 26	20,145	16,941	21,052
Series 27	15,897	10,863	16,582
Series 28	18,780	14,255	19,254
Series 29	19,312	14,665	19,316
Series 30	16,085	11,769	16,876
Series 31	18,967	15,123	15,770
Series 32	24,334	19,064	23,403
Series 33	20,422	14,488	16,793
Series 34	22,152	16,492	24,161
Series 35	21,335	17,639	28,829
Series 36	23,278	18,645	34,054
Series 37	23,939	22,898	14,406
Series 38	28,208	31,730	480
Series 39	30,428	56,607	—
Series 40	67,613	14,238	—
Series 41	62,094	—	—
Series 42	28,960	—	—

	$568,259	$370,900	$351,112

Accounts payable - affiliates at March 31, 2002, 2001 and 2000 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

During the years ended March 31, 2002, 2001 and 2000, the fund reimbursed affiliates of the general partner for amounts in connection with the offering of BACs.  These reimbursements include, but are not limited to, postage, printing, travel and overhead allocations and are included in partners’ capital as selling commissions and registrations costs at March 31, 2002, 2001 and 2000.  During the years ended March 31, 2002, 2001 and 2000, the selling commission and registration costs incurred to affiliates by series are as follows:

	2002	2001	2000

Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	—	—	—
Series 27	—	—	—
Series 28	—	—	1,977
Series 29	—	—	2,257
Series 30	—	—	1,301
Series 31	—	—	5,484
Series 32	—	—	23,830
Series 33	—	—	1,499
Series 34	—	—	29,133
Series 35	—	—	115,841
Series 36	—	—	79,753
Series 37	—	7,215	140,617
Series 38	—	108,292	53,283
Series 39	744	130,194	—
Series 40	107,557	41,850	—
Series 41	164,458	—	—
Series 42	72,026	—	—

	$344,785	$287,551	$454,975

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2002 and 2001, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes.  During the year ended March 31, 2002, one of the operating limited partnerships owned by Series 24 was foreclosed on by the mortgage holder (see footnote L).  The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2002 and 2001 by series are as follows:

	2002	2001

Series 20	24	24
Series 21	14	14
Series 22	29	29
Series 23	22	22
Series 24	23	24
Series 25	22	22
Series 26	45	45
Series 27	16	16
Series 28	26	26
Series 29	22	22
Series 30	20	20
Series 31	27	27
Series 32	17	16
Series 33	10	10
Series 34	14	14
Series 35	11	11
Series 36	11	11
Series 37	7	7
Series 38	10	9
Series 39	9	7
Series 40	15	6
Series 41	11	—
Series 42	2	—

	407	382

Under the terms of the fund’s investment in each operating limited partnership, the fund is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations.  At March 31, 2002 and 2001, contributions are payable to operating limited partnerships as follows:

	2002	2001

Series 20	$388,026	$388,026
Series 21	641,543	689,358
Series 22	487,655	538,769
Series 23	117,796	458,631
Series 24	1,214,204	1,214,204
Series 25	2,073,892	2,083,892
Series 26	2,197,433	2,199,426
Series 27	156,389	315,311
Series 28	148,783	744,786
Series 29	304,770	596,044
Series 30	528,451	1,034,250
Series 31	1,030,019	1,350,694
Series 32	1,074,248	1,286,333
Series 33	751,366	1,557,634
Series 34	807,004	1,051,622
Series 35	1,716,237	2,520,290
Series 36	680,429	1,460,200
Series 37	2,165,429	5,838,932
Series 38	1,232,066	4,429,476
Series 39	2,065,285	6,821,583
Series 40	3,449,417	5,878,926
Series 41	12,919,212	—
Series 42	2,075,060	—

	$38,224,714	$42,458,387

The fund’s investments in operating limited partnerships at March 31, 2002 is summarized as follows (Series 42 invested in operating limited partnerships subsequent to December 31, 2001):

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$490,167,039	$28,279,735	$12,448,749

Acquisition costs of operating limited partnerships	46,954,889	3,726,293	1,923,140

Cumulative distributions from operating limited partnerships	(516,053)	(73,449)	(27,204)

Cumulative losses from operating limited partnerships	(125,748,024)	(17,237,206)	(11,414,868)

Investments in operating limited partnerships per balance sheet	410,857,851	14,695,373	2,929,817

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A)	(38,323,461)	—	(474,354)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(7,582,381)	(444,246)	(110,624)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	2,775,473	404,710	651,466

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(8,285,544)	(211,670)	(6,257,772)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	1,867,118	249,627	82,561

Other	(3,714,231)	(35,750)	(1,050)

Equity per operating limited partnerships’ combined financial statements	$357,594,825	$14,658,044	$(3,179,956)

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,295,534	$23,797,395	$15,665,033

Acquisition costs of operating limited partnerships	2,504,765	3,504,553	2,030,314

Cumulative distributions from operating limited partnerships	(68,522)	(15,838)	(56,838)

Cumulative losses from operating limited partnerships	(9,644,478)	(9,559,282)	(8,397,604)

Investments in operating limited partnerships per balance sheet	11,087,299	17,726,828	9,240,905

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(684,398)	(11,581)	(773,022)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(365,605)	(436,119)	(516,941)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	259,228	179,850	95,695

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(170,267)	—	(362,514)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,346	46,426	61,209

Other	(136,550)	(41,148)	49,076

Equity per operating limited partnerships’ combined financial statements	$10,106,053	$17,464,256	$7,794,408

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$21,958,241	$28,872,636	$16,985,315

Acquisition costs of operating limited partnerships	2,803,677	3,968,917	2,467,629

Cumulative distributions from operating limited partnerships	(48,141)	(65,203)	(24,623)

Cumulative losses from operating limited partnerships	(8,448,215)	(7,991,100)	(3,981,160)

Investments in operating limited partnerships per balance sheet	16,265,562	24,785,250	15,447,161

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(1,244,750)	(831,489)	(348,552)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(689,409)	(73,143)	(534,689)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	335,542	123,194	205,532

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(553,303)	(225,038)	(320,867)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	46,911	321,722	88,477

Other	(198,993)	(72,679)	54,428

Equity per operating limited partnerships’ combined financial statements	$13,961,560	$24,027,817	$14,591,490

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$28,566,056	$28,777,755	$19,306,955

Acquisition costs of operating limited partnerships	4,191,674	4,151,886	2,226,856

Cumulative distributions from operating limited partnerships	(44,377)	(10,062)	(37,497)

Cumulative losses from operating limited partnerships	(6,358,206)	(8,428,919)	(3,669,439)

Investments in operating limited partnerships per balance sheet	26,355,147	24,490,660	17,826,875

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(392,653)	(255,440)	(626,664)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(772,541)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	129,668	265,241	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	5,653	7,355	73,730

Other	(238,089)	(67,713)	4,917

Equity per operating limited partnerships’ combined financial statements	$25,194,673	$23,667,562	$17,043,157

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$31,876,958	$34,602,928	$19,375,924

Acquisition costs of operating limited partnerships	4,586,765	4,291,123	2,010,987

Cumulative distributions from operating limited partnerships	(12,568)	(13,998)	—

Cumulative losses from operating limited partnerships	(8,730,174)	(5,920,892)	(2,760,934)

Investments in operating limited partnerships per balance sheet	27,720,981	32,959,161	18,625,977

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(466,321)	(1,982,110)	(2,083,984)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,741,159)	(624,017)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	125,347	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(184,113)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	80,765	42,262	2,652

Other	7,394	(867,373)	(10,799)

Equity per operating limited partnerships’ combined financial statements	$27,390,566	$28,226,668	$15,909,829

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$25,656,209	$23,877,608	$15,361,602

Acquisition costs of operating limited partnerships	2,566,310	—	—

Cumulative distributions from operating limited partnerships	(631)	—	(1,644)

Cumulative losses from operating limited partnerships	(4,370,612)	(2,944,750)	(1,886,220)

Investments in operating limited partnerships per balance sheet	23,851,276	20,932,858	13,473,738

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(315,426)	(1,383,138)	(36,100)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	8,576	91,805	56,903

Other	(139,108)	(158,284)	(110,224)

Equity per operating limited partnerships’ combined financial statements	$23,109,784	$19,483,241	$13,384,317

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,597,453	$18,998,365	$17,087,660

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(13,899)	(1,559)	—

Cumulative losses from operating limited partnerships	(1,113,958)	(1,364,717)	(992,509)

Investments in operating limited partnerships per balance sheet	17,469,596	17,632,089	16,095,151

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(2,045,431)	(1,230,575)	(1,997,147)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	259,074	—	191,379

Other	(123,137)	(435,107)	(253,819)

Equity per operating limited partnerships’ combined financial statements	$15,560,102	$15,966,407	$14,035,564

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,979,586	$20,123,805	$2,675,537

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(438,656)	(94,125)	—

Investments in operating limited partnerships per balance sheet	18,540,930	20,029,680	2,675,537

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(4,244,472)	(14,220,317)	(2,675,537)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	33,685	—	—

Other	(693,931)	(246,292)	—

Equity per operating limited partnerships’ combined financial statements	$13,636,212	$5,563,071	$—

The fund’s investments in operating limited partnerships at March 31, 2001 is summarized as follows (Series 40 invested in operating limited partnerships subsequent to December 31, 2000):

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$455,963,540	$28,279,735	$12,504,556

Acquisition costs of operating limited partnerships	46,954,889	3,726,293	1,923,140

Cumulative distributions from operating limited partnerships	(348,831)	(62,950)	(19,953)

Cumulative losses from operating limited partnerships	(95,654,592)	(15,204,542)	(8,694,168)

Investments in operating limited partnerships per balance sheet	406,915,006	16,738,536	5,713,575

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2001 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2000 (see note A).	(43,181,845)	—	(474,354)

The fund has recorded acquisition costs at March 31, 2001 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(8,171,017)	(444,246)	(110,624)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2001 which the operating limited partnerships have not included in their capital as of December 31, 2000 due to different year ends (see note A).	2,775,473	404,710	651,466

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(686,311)	(129,002)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	1,470,477	249,627	200,536

Other	(3,264,421)	(33,392)	13,176

Equity per operating limited partnerships’ combined financial statements	$355,857,362	$16,786,233	$5,993,775

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,295,534	$23,797,395	$15,665,033

Acquisition costs of operating limited partnerships	2,504,765	3,504,553	2,030,314

Cumulative distributions from operating limited partnerships	(58,744)	(4,564)	(49,584)

Cumulative losses from operating limited partnerships	(8,215,077)	(8,177,890)	(6,681,451)

Investments in operating limited partnerships per balance sheet	12,526,478	19,119,494	10,964,312

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2001 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2000 (see note A).	(684,398)	(352,416)	(446,604)

The fund has recorded acquisition costs at March 31, 2001 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(386,506)	(436,119)	(516,941)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2001 which the operating limited partnerships have not included in their capital as of December 31, 2000 due to different year ends (see note A).	259,228	179,850	95,695

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(87,481)	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,346	50,547	61,209

Other	(136,889)	(43,711)	55,036

Equity per operating limited partnerships’ combined financial statements	$11,606,778	$18,517,645	$10,212,707

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$21,951,711	$28,874,629	$16,997,728

Acquisition costs of operating limited partnerships	2,803,677	3,968,917	2,467,629

Cumulative distributions from operating limited partnerships	(22,253)	(51,754)	(14,091)

Cumulative losses from operating limited partnerships	(7,173,389)	(6,161,264)	(3,687,695)

Investments in operating limited partnerships per balance sheet	17,559,746	26,630,528	15,763,571

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2001 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2000 (see note A).	(815,460)	(258,856)	(568,079)

The fund has recorded acquisition costs at March 31, 2001 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(689,409)	(73,143)	(534,689)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2001 which the operating limited partnerships have not included in their capital as of December 31, 2000 due to different year ends (see note A).	335,542	123,194	205,532

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(256,952)	(4,034)	(205,547)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	46,911	227,117	—

Other	(191,922)	(73,738)	52,644

Equity per operating limited partnerships’ combined financial statements	$15,988,456	$26,571,068	$14,713,432

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$28,566,056	$28,785,110	$19,322,614

Acquisition costs of operating limited partnerships	4,191,674	4,151,886	2,226,856

Cumulative distributions from operating limited partnerships	(19,164)	(7,449)	(18,566)

Cumulative losses from operating limited partnerships	(4,854,653)	(6,312,205)	(2,583,563)

Investments in operating limited partnerships per balance sheet	27,883,913	26,617,342	18,947,341

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2001 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2000 (see note A).	(933,513)	(535,947)	(1,284,529)

The fund has recorded acquisition costs at March 31, 2001 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(772,541)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2001 which the operating limited partnerships have not included in their capital as of December 31, 2000 due to different year ends (see note A).	129,668	265,241	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	5,653	—	36,171

Other	(239,099)	(77,361)	(136)

Equity per operating limited partnerships’ combined financial statements	$26,181,569	$25,496,734	$17,463,146

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$31,892,557	$34,586,425	$19,336,836

Acquisition costs of operating limited partnerships	4,586,765	4,291,123	2,010,987

Cumulative distributions from operating limited partnerships	(2,196)	(16,004)	—

Cumulative losses from operating limited partnerships	(6,557,703)	(3,858,063)	(1,701,756)

Investments in operating limited partnerships per balance sheet	29,919,423	35,003,481	19,646,067

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2001 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2000 (see note A).	(786,996)	(2,474,287)	(3,548,859)

The fund has recorded acquisition costs at March 31, 2001 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(2,308,894)	(624,017)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2001 which the operating limited partnerships have not included in their capital as of December 31, 2000 due to different year ends (see note A).	125,347	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(3,295)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	58,704	261,216	124,980

Other	6,648	(1,281,827)	(6,403)

Equity per operating limited partnerships’ combined financial statements	$29,245,526	$29,196,394	$15,591,768

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$25,654,668	$24,079,245	$15,371,147

Acquisition costs of operating limited partnerships	2,566,310	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(2,609,917)	(2,069,545)	(618,098)

Investments in operating limited partnerships per balance sheet	25,611,061	22,009,700	14,753,049

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2001 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2000 (see note A).	(656,205)	(2,177,700)	(885,029)

The fund has recorded acquisition costs at March 31, 2001 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 2001 which the operating limited partnerships have not included in their capital as of December 31, 2000 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Other	(135,427)	(162,607)	(112,462)

Equity per operating limited partnerships’ combined financial statements	$24,523,895	$19,669,393	$13,755,558

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,833,539	$18,983,157	$16,408,199

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	(1,559)	—

Cumulative losses from operating limited partnerships	(363,465)	(133,908)	3,760

Investments in operating limited partnerships per balance sheet	18,470,074	18,847,690	16,411,959

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2001 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2000 (see note A).	(5,511,530)	(5,558,637)	(7,450,780)

The fund has recorded acquisition costs at March 31, 2001 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 2001 which the operating limited partnerships have not included in their capital as of December 31, 2000 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	13,924	17,536	—

Other	(127,981)	(506,010)	(262,960)

Equity per operating limited partnerships’ combined financial statements	$12,844,487	$12,800,579	$8,698,219

Series 40

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$7,777,666

Acquisition costs of operating limited partnerships	—

Cumulative distributions from operating limited partnerships	—

Cumulative losses from operating limited partnerships	—

Investments in operating limited partnerships per balance sheet	7,777,666

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2001 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2000 (see note A).	(7,777,666)

The fund has recorded acquisition costs at March 31, 2001 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 2001 which the operating limited partnerships have not included in their capital as of December 31, 2000 due to different year ends (see note A).	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—

Other	—

Equity per operating limited partnerships’ combined financial statements	$—

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 41 hold an interest as of December 31, 2001 are as follows (Series 42 invested in operating limited partnerships subsequent to December 31, 2001):

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,276,986,787	$73,661,465	$26,777,939
Construction in progress	21,649,111	—	—
Land	82,942,354	6,345,961	2,837,606
Other assets	92,702,097	5,473,725	2,378,765

	$1,474,280,349	$85,481,151	$31,994,310

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$836,173,617	$57,488,628	$27,872,528
Accounts payable and accrued expenses	29,415,768	3,060,234	1,237,842
Other liabilities	120,870,988	5,493,870	4,635,453

	986,460,373	66,042,732	33,745,823
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	357,594,825	14,658,044	(3,179,956)
Other partners	130,225,151	4,780,375	1,428,443

	487,819,976	19,438,419)	(1,751,513

	$1,474,280,349	$85,481,151	$31,994,310

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$70,404,427	$66,762,604	$54,275,834
Construction in progress	—	—	—
Land	4,242,201	3,957,131	3,941,855
Other assets	4,762,601	4,184,553	5,229,664

	$79,409,229	$74,904,288	$63,447,353

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$52,764,423	$42,282,144	$40,591,928
Accounts payable and accrued expenses	3,114,452	3,427,486	1,805,213
Other liabilities	3,355,070	5,283,754	8,269,088

	59,233,945	50,993,384	50,666,229
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	10,106,053	17,464,256	7,794,408
Other partners	10,069,231	6,446,648	4,986,716

	20,175,284	23,910,904	12,781,124

	$79,409,229	$74,904,288	$63,447,353

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$57,711,877	$84,973,268	$71,630,865
Construction in progress	—	—	—
Land	3,695,640	5,310,128	6,005,394
Other assets	6,796,587	7,335,534	6,097,224

	$68,204,104	$97,618,930	$83,733,483

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$37,469,696	$61,914,557	$52,616,662
Accounts payable and accrued expenses	2,176,934	2,034,466	1,037,515
Other liabilities	9,359,700	5,064,938	7,226,324

	49,006,330	69,013,961	60,880,501
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	13,961,560	24,027,817	14,591,490
Other partners	5,236,214	4,577,152	8,261,492

	19,197,774	28,604,969	22,852,982

	$68,204,104	$97,618,930	$83,733,483

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$73,564,262	$64,337,212	$52,193,320
Construction in progress	—	—	—
Land	5,513,936	2,841,806	2,658,139
Other assets	4,594,636	3,787,582	3,490,364

	$83,672,834	$70,966,600	$58,341,823

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$44,313,867	$39,799,987	$30,279,461
Accounts payable and accrued expenses	1,473,102	1,278,477	891,927
Other liabilities	3,687,108	4,730,873	4,762,603

	49,474,077	45,809,337	35,933,991
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	25,194,673	23,667,562	17,043,157
Other partners	9,004,084	1,489,701	5,364,675

	34,198,757	25,157,263	22,407,832

	$83,672,834	$70,966,600	$58,341,823

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$78,468,773	$79,990,807	$66,683,609
Construction in progress	—	—	—
Land	4,506,248	4,333,042	5,245,180
Other assets	6,829,471	4,505,418	3,423,842

	$89,804,492	$88,829,267	$75,352,631

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$53,800,759	$44,802,341	$36,596,048
Accounts payable and accrued expenses	1,120,655	1,151,373	930,735
Other liabilities	7,341,164	6,218,546	4,235,529

	62,262,578	52,172,260	41,762,312
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	27,390,566	28,226,668	15,909,829
Other partners	151,348	8,430,339	17,680,490

	27,541,914	36,657,007	33,590,319

	$89,804,492	$88,829,267	$75,352,631

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$72,593,306	$59,611,456	$53,503,681
Construction in progress	—	—	—
Land	5,358,490	3,734,936	3,007,609
Other assets	4,151,428	2,794,991	3,084,139

	$82,103,224	$66,141,383	$59,595,429

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$46,931,327	$29,536,167	$34,085,850
Accounts payable and accrued expenses	1,079,893	701,514	591,556
Other liabilities	5,061,369	8,244,544	3,841,734

	53,072,589	38,482,225	38,519,140
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	23,109,784	19,483,241	13,384,317
Other partners	5,920,851	8,175,917	7,691,972

	29,030,635	27,659,158	21,076,289

	$82,103,224	$66,141,383	$59,595,429

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$54,866,526	$41,771,992	$32,515,781
Construction in progress	—	—	3,736,024
Land	2,423,561	2,253,007	1,909,789
Other assets	3,451,161	1,443,601	1,319,399

	$60,741,248	$45,468,600	$39,480,993

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$33,857,644	$17,816,425	$14,660,485
Accounts payable and accrued expenses	998,431	420,064	287,196
Other liabilities	3,839,077	4,849,550	4,569,996

	38,695,152	23,086,039	19,517,677
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	15,560,102	15,966,407	14,035,564
Other partners	6,485,994	6,416,154	5,927,752

	22,046,096	22,382,561	19,963,316

	$60,741,248	$45,468,600	$39,480,993

	Series 40	Series 41
ASSETS

Buildings and improvements, net of accumulated depreciation	$34,185,586	$6,502,197
Construction in progress	6,376,753	11,536,334
Land	1,746,945	1,073,750
Other assets	3,623,726	3,943,686

	$45,933,010	$23,055,967

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$23,201,808	$13,490,882
Accounts payable and accrued expenses	571,423	25,280
Other liabilities	7,544,610	3,256,088

	31,317,841	16,772,250
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	13,636,212	5,563,071
Other partners	978,957	720,646

	14,615,169	6,283,717

	$45,933,010	$23,055,967

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 39 hold an interest as of December 31, 2000 are as follows (Series 40 invested in operating limited partnerships subsequent to December 31, 2000):

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,189,045,618	$77,289,772	$35,524,608
Construction in progress	33,612,594	—	—
Land	79,775,225	6,345,961	2,937,606
Other assets	106,393,681	5,297,790	2,556,664

	$1,408,827,118	$88,933,523	$41,018,878

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$782,877,051	$58,037,246	$28,213,744
Accounts payable and accrued expenses	28,312,983	2,654,909	1,072,660
Other liabilities	110,968,249	5,875,894	4,145,009

	922,158,283	66,568,049	33,431,413
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	355,857,362	16,786,233	5,993,775
Other partners	130,811,473	5,579,241	1,593,690

	486,668,835	22,365,474	7,587,465

	$1,408,827,118	$88,933,523	$41,018,878

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$73,155,498	$69,029,230	$56,441,757
Construction in progress	—	—	—
Land	4,234,961	3,947,911	3,941,855
Other assets	4,593,505	4,060,088	5,019,148

	$81,983,964	$77,037,229	$65,402,760

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$52,836,244	$42,700,752	$41,064,095
Accounts payable and accrued expenses	2,701,599	2,876,480	1,613,803
Other liabilities	3,507,627	5,611,197	6,346,933

	59,045,470	51,188,429	49,024,831
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	11,606,778	18,517,645	10,212,707
Other partners	11,331,716	7,331,155	6,165,222

	22,938,494	25,848,800	16,377,929

	$81,983,964	$77,037,229	$65,402,760

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$60,101,456	$88,232,147	$74,102,623
Construction in progress	—	—	—
Land	3,695,640	5,310,128	6,005,394
Other assets	6,837,634	7,336,649	5,952,751

	$70,634,730	$100,878,924	$86,060,768

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$38,052,833	$62,646,663	$53,812,930
Accounts payable and accrued expenses	1,891,427	2,050,374	962,902
Other liabilities	8,680,065	4,751,950	7,559,127

	48,624,325	69,448,987	62,334,959
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	15,988,456	26,571,068	14,713,432
Other partners	6,021,949	4,858,869	9,012,377

	22,010,405	31,429,937	23,725,809

	$70,634,730	$100,878,924	$86,060,768

COMBINED SUMMARIZED BALANCE SHEETS

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$76,370,736	$66,757,860	$54,171,757
Construction in progress	—	—	—
Land	5,513,936	2,841,806	2,406,880
Other assets	4,879,177	3,828,840	3,660,970

	$86,763,849	$73,428,506	$60,239,607

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$44,952,538	$39,785,159	$30,679,309
Accounts payable and accrued expenses	1,417,841	1,090,063	1,683,929
Other liabilities	4,395,477	5,603,641	4,872,596

	50,765,856	46,478,863	37,235,834
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	26,181,569	25,496,734	17,463,146
Other partners	9,816,424	1,452,909	5,540,627

	35,997,993	26,949,643	23,003,773

	$86,763,849	$73,428,506	$60,239,607

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$81,445,707	$78,659,972	$66,161,412
Construction in progress	—	3,894,210	2,187,358
Land	4,506,248	4,300,042	5,245,180
Other assets	6,574,423	4,278,523	3,219,032

	$92,526,378	$91,132,747	$76,812,982

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$54,290,903	$45,040,543	$38,658,921
Accounts payable and accrued expenses	1,347,520	807,503	912,327
Other liabilities	7,269,165	7,539,475	5,098,778

	62,907,588	53,387,521	44,670,026
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	29,245,526	29,196,394	15,591,768
Other partners	373,264	8,548,832	16,551,188

	29,618,790	37,745,226	32,142,956

	$92,526,378	$91,132,747	$76,812,982

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$75,556,778	$51,189,769	$55,220,400
Construction in progress	—	1,759,829	—
Land	5,358,490	3,710,028	3,007,609
Other assets	4,818,147	4,699,157	2,567,379

	$85,733,415	$61,358,783	$60,795,388

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$47,171,961	$25,392,840	$32,218,822
Accounts payable and accrued expenses	1,053,907	725,253	2,337,929
Other liabilities	6,921,358	7,470,022	5,633,985

	55,147,226	33,588,115	40,190,736
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	24,523,895	19,669,393	13,755,558
Other partners	6,062,294	8,101,275	6,849,094

	30,586,189	27,770,668	20,604,652

	$85,733,415	$61,358,783	$60,795,388

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$35,061,441	$12,185,674	$2,387,021
Construction in progress	6,463,176	8,944,847	10,363,174
Land	2,273,653	2,213,900	1,977,997
Other assets	7,569,381	7,842,312	10,802,111

	$51,367,651	$31,186,733	$25,530,303

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$29,166,249	$8,705,647	$9,449,652
Accounts payable and accrued expenses	843,432	51,820	217,305
Other liabilities	3,241,971	4,321,697	2,122,282

	33,251,652	13,079,164	11,789,239
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	12,844,487	12,800,579	8,698,219
Other partners	5,271,512	5,306,990	5,042,845

	18,115,999	18,107,569	13,741,064

	$51,367,651	$31,186,733	$25,530,303

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2001 for operating limited partnerships in which Series 20 through Series 41 had an interest as of December 31, 2001 are as follows (Series 42 invested in operating limited partnerships subsequent to December 31, 2001):

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$140,146,170	$11,782,224	$5,156,253
Interest and other	9,224,481	925,334	108,745

	149,370,651	12,707,558	5,264,998
Expenses
Interest	48,575,592	4,148,677	2,004,829
Depreciation and amortization	50,792,098	3,808,467	958,693
Taxes and insurance	19,626,534	1,501,553	727,845
Repairs and maintenance	22,090,929	2,314,342	1,169,585
Operating expenses	44,398,393	3,573,075	1,531,416
Other expenses	13,422,852	252,996	8,093,623

	198,906,398	15,599,110	14,485,991

NET LOSS	$(49,535,747)	$(2,891,552)	$(9,220,993)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(37,692,674)	$(2,115,335)	$(8,978,470)

Net loss allocated to other partners	$(11,843,073)	$(776,217)	$(242,523)

*    Amounts include $82,671, $6,257,770, $82,786, $362,514, $296,353, $221,008, $115,322 and $180,818 for Series 20, 21, 22, 24, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 22	Series 23	Series 24
Revenue
Rent	$8,861,641	$8,076,453	$7,805,291
Interest and other	577,318	493,150	289,426

	9,438,959	8,569,603	8,094,717
Expenses
Interest	2,920,640	2,796,703	2,773,982
Depreciation and amortization	2,889,650	2,499,984	2,522,023
Taxes and insurance	1,386,285	1,282,013	1,094,578
Repairs and maintenance	1,795,340	1,461,595	1,346,721
Operating expenses	2,877,030	2,594,130	2,296,329
Other expenses	342,979	175,764	892,307

	12,211,924	10,810,189	10,925,940

NET LOSS	$(2,772,965)	$(2,240,586)	$(2,831,223)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,512,187)	$(1,381,392)	$(2,078,667)

Net loss allocated to other partners	$(1,260,778)	$(859,194)	$(752,556)

*    Amounts include $82,671, $6,257,770, $82,786, $362,514, $296,353, $221,008, $115,322 and $180,818 for Series 20, 21, 22, 24, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 25	Series 26	Series 27
Revenue
Rent	$10,066,447	$9,764,609	$8,790,296
Interest and other	522,742	756,535	656,378

	10,589,189	10,521,144	9,446,674
Expenses
Interest	3,057,584	3,078,537	3,416,690
Depreciation and amortization	2,819,472	3,446,023	2,586,905
Taxes and insurance	1,299,609	1,434,905	914,540
Repairs and maintenance	2,307,756	1,563,640	874,461
Operating expenses	2,918,409	3,099,197	2,354,046
Other expenses	125,453	327,855	229,524

	12,528,283	12,950,157	10,376,166

NET LOSS	$(1,939,094)	$(2,429,013)	$(929,492)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,571,179)	$(2,050,844)	$(408,787)

Net loss allocated to other partners	$(367,915)	$(378,169)	$(520,705)

*    Amounts include $82,671, $6,257,770, $82,786, $362,514, $296,353, $221,008, $115,322 and $180,818 for Series 20, 21, 22, 24, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 28	Series 29	Series 30
Revenue
Rent	$8,184,885	$6,673,215	$5,949,111
Interest and other	301,762	360,779	337,246

	8,486,647	7,033,994	6,286,357
Expenses
Interest	2,556,131	2,358,240	1,709,980
Depreciation and amortization	3,106,704	2,642,084	1,973,222
Taxes and insurance	992,059	962,215	827,912
Repairs and maintenance	1,130,317	927,916	839,569
Operating expenses	2,870,816	2,114,888	1,835,977
Other expenses	139,847	154,573	645,221

	10,795,874	9,159,916	7,831,881

NET LOSS	$(2,309,227)	$(2,125,922)	$(1,545,524)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,503,553)	$(2,116,714)	$(1,085,876)

Net loss allocated to other partners	$(805,674)	$(9,208)	$(459,648)

*    Amounts include $82,671, $6,257,770, $82,786, $362,514, $296,353, $221,008, $115,322 and $180,818 for Series 20, 21, 22, 24, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 31	Series 32	Series 33
Revenue
Rent	$9,293,631	$7,622,766	$6,651,807
Interest and other	429,173	462,377	404,016

	9,722,804	8,085,143	7,055,823
Expenses
Interest	2,343,388	2,602,586	2,577,149
Depreciation and amortization	3,345,552	3,687,868	2,947,959
Taxes and insurance	1,461,824	1,114,486	976,062
Repairs and maintenance	1,447,195	1,094,611	863,622
Operating expenses	3,012,066	2,275,053	1,788,010
Other expenses	411,086	306,179	141,300

	12,021,111	11,080,783	9,294,102

NET LOSS	$(2,298,307)	$(2,995,640)	$(2,238,279)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(2,172,471)	$(2,243,647)	$(1,059,178)

Net loss allocated to other partners	$(125,836)	$(751,993)	$(1,179,101)

*    Amounts include $82,671, $6,257,770, $82,786, $362,514, $296,353, $221,008, $115,322 and $180,818 for Series 20, 21, 22, 24, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 34	Series 35	Series 36
Revenue
Rent	$7,462,093	$4,540,642	$5,048,498
Interest and other	598,384	802,350	669,984

	8,060,477	5,342,992	5,718,482
Expenses
Interest	2,836,315	1,706,333	2,608,190
Depreciation and amortization	3,174,166	1,862,678	2,188,690
Taxes and insurance	1,178,447	766,530	548,149
Repairs and maintenance	882,027	540,467	543,027
Operating expenses	1,965,649	1,561,426	2,118,368
Other expenses	257,055	134,366	127,745

	10,293,659	6,571,800	8,134,169

NET LOSS	$(2,233,182)	$(1,228,808)	$(2,415,687)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,760,695)	$(875,205)	$(1,268,122)

Net loss allocated to other partners	$(472,487)	$(353,603)	$(1,147,565)

*    Amounts include $82,671, $6,257,770, $82,786, $362,514, $296,353, $221,008, $115,322 and $180,818 for Series 20, 21, 22, 24, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 37	Series 38	Series 39
Revenue
Rent	$4,064,548	$1,675,836	$883,755
Interest and other	215,572	67,815	69,246

	4,280,120	1,743,651	953,001
Expenses
Interest	1,140,598	818,118	518,687
Depreciation and amortization	1,891,196	1,007,582	748,951
Taxes and insurance	553,798	301,946	121,793
Repairs and maintenance	420,069	229,782	113,511
Operating expenses	1,500,914	828,729	633,307
Other expenses	45,000	239,565	254,943

	5,551,575	3,425,722	2,391,192

NET LOSS	$(1,271,455)	$(1,682,071)	$(1,438,191)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(750,493)	$(1,230,809)	$(996,269)

Net income (loss) allocated to other partners	$(520,962)	$(451,262)	$(441,922)

*    Amounts include $82,671, $6,257,770, $82,786, $362,514, $296,353, $221,008, $115,322 and $180,818 for Series 20, 21, 22, 24, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 40	Series 41
Revenue
Rent	$1,563,882	$228,287
Interest and other	164,255	11,894

	1,728,137	240,181
Expenses
Interest	542,122	60,113
Depreciation and amortization	579,419	104,810
Taxes and insurance	160,832	19,153
Repairs and maintenance	183,495	41,881
Operating expenses	564,353	85,205
Other expenses	102,111	23,360

	2,132,332	334,522

NET LOSS	$(404,195)	$(94,341)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(438,656)	$(94,125)

Net income (loss) allocated to other partners	$34,461	$(216)

*    Amounts include $82,671, $6,257,770, $82,786, $362,514, $296,353, $221,008, $115,322 and $180,818 for Series 20, 21, 22, 24, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2000 for operating limited partnerships in which Series 20 through Series 39 had an interest as of December 31, 2000 are as follows (Series 40 invested in operating limited partnerships subsequent to December 31, 2000):

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$120,709,402	$11,222,138	$5,129,582
Interest and other	9,590,670	988,886	255,449

	130,300,072	12,211,024	5,385,031
Expenses
Interest	47,233,466	4,311,365	2,061,035
Depreciation and amortization	46,025,684	3,857,459	1,213,472
Taxes and insurance	15,863,916	1,419,485	571,445
Repairs and maintenance	18,949,527	2,093,947	965,774
Operating expenses	38,361,024	3,154,684	1,454,994
Other expenses	2,819,350	206,548	66,464

	169,252,967	15,043,488	6,333,184

NET LOSS	$(38,952,895)	$(2,832,464)	$(948,153)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(27,801,953)	$(2,033,098)	$(885,755)

Net loss allocated to other partners	$(11,150,942)	$(799,366)	$(62,398)

*    Amounts include $34,592, $53,295, $242,824, $4,034, $205,547 and $3,295 for Series 20, 22, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 22	Series 23	Series 24
Revenue
Rent	$8,366,424	$7,756,815	$7,657,124
Interest and other	741,516	658,068	265,885

	9,107,940	8,414,883	7,923,009
Expenses
Interest	2,909,677	2,780,715	3,171,751
Depreciation and amortization	3,043,219	2,622,912	2,548,469
Taxes and insurance	1,224,748	1,098,158	988,850
Repairs and maintenance	1,608,667	1,175,818	1,279,479
Operating expenses	2,721,888	2,648,533	2,101,349
Other expenses	353,046	135,921	179,600

	11,861,245	10,462,057	10,269,498

NET LOSS	$(2,753,305)	$(2,047,174)	$(2,346,489)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,278,688)	$(1,137,319)	$(1,528,706)

Net loss allocated to other partners	$(1,474,617)	$(909,855)	$(817,783)

*    Amounts include $34,592, $53,295, $242,824, $4,034, $205,547 and $3,295 for Series 20, 22, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 25	Series 26	Series 27
Revenue
Rent	$9,799,455	$9,384,853	$8,433,161
Interest and other	502,073	763,424	294,078

	10,301,528	10,148,277	8,727,239
Expenses
Interest	3,133,315	3,382,352	3,518,165
Depreciation and amortization	2,926,117	3,417,186	2,597,287
Taxes and insurance	1,202,786	1,419,975	863,640
Repairs and maintenance	2,195,994	1,452,999	901,919
Operating expenses	2,745,067	2,793,578	2,038,020
Other expenses	99,023	277,197	201,408

	12,302,302	12,743,287	10,120,439

NET LOSS	$(2,000,774)	$(2,595,010)	$(1,393,200)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,540,779)	$(2,042,060)	$(801,190)

Net loss allocated to other partners	$(459,995)	$(552,950)	$(592,010)

*    Amounts include $34,592, $53,295, $242,824, $4,034, $205,547 and $3,295 for Series 20, 22, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 28	Series 29	Series 30
Revenue
Rent	$7,978,231	$6,486,268	$5,103,300
Interest and other	256,455	364,163	272,677

	8,234,686	6,850,431	5,375,977
Expenses
Interest	2,593,109	2,549,602	1,496,948
Depreciation and amortization	3,295,574	2,673,182	1,861,924
Taxes and insurance	969,985	774,292	676,204
Repairs and maintenance	959,973	844,359	799,175
Operating expenses	2,541,493	2,077,478	1,899,848
Other expenses	132,983	163,295	218,357

	10,493,117	9,082,208	6,952,456

NET LOSS	$(2,258,431)	$(2,231,777)	$(1,576,479)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,714,275)	$(2,074,428)	$(1,177,274)

Net loss allocated to other partners	$(544,156)	$(157,349)	$(399,205)

*    Amounts include $34,592, $53,295, $242,824, $4,034, $205,547 and $3,295 for Series 20, 22, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 31	Series 32	Series 33
Revenue
Rent	$8,849,728	$6,562,886	$5,994,805
Interest and other	478,470	357,296	331,291

	9,328,198	6,920,182	6,326,096
Expenses
Interest	2,779,313	3,060,552	2,877,717
Depreciation and amortization	3,432,486	3,436,630	2,769,394
Taxes and insurance	1,226,925	1,005,450	866,216
Repairs and maintenance	1,421,745	848,899	729,115
Operating expenses	3,008,128	2,120,242	1,788,413
Other expenses	171,864	226,979	76,000

	12,040,461	10,698,752	9,106,855

NET LOSS	$(2,712,263)	$(3,778,570)	$(2,780,759)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(2,698,823)	$(2,672,668)	$(1,294,005)

Net loss allocated to other partners	$(13,440)	$(1,105,902)	$(1,486,754)

*    Amounts include $34,592, $53,295, $242,824, $4,034, $205,547 and $3,295 for Series 20, 22, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 34	Series 35	Series 36
Revenue
Rent	$5,507,004	$1,818,966	$2,974,874
Interest and other	598,101	332,051	1,214,274

	6,105,105	2,151,017	4,189,148
Expenses
Interest	2,629,967	1,453,169	1,387,609
Depreciation and amortization	2,780,616	1,316,721	1,316,088
Taxes and insurance	806,682	381,834	245,556
Repairs and maintenance	616,693	292,667	545,788
Operating expenses	1,759,985	1,248,547	1,396,448
Other expenses	273,611	8,000	29,054

	8,867,554	4,700,938	4,920,543

NET LOSS	$(2,762,449)	$(2,549,921)	$(731,395)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(2,140,987)	$(1,875,497)	$(457,746)

Net loss allocated to other partners	$(621,462)	$(674,424)	$(273,649)

*    Amounts include $34,592, $53,295, $242,824, $4,034, $205,547 and $3,295 for Series 20, 22, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 37	Series 38	Series 39
Revenue
Rent	$1,283,722	$384,789	$15,277
Interest and other	636,984	8,159	271,370

	1,920,706	392,948	286,647
Expenses
Interest	750,353	163,267	223,485
Depreciation and amortization	757,003	147,342	12,603
Taxes and insurance	87,572	32,695	1,418
Repairs and maintenance	166,267	50,249	—
Operating expenses	664,512	169,507	28,310
Other expenses	—	—	—

	2,425,707	563,060	265,816

NET INCOME (LOSS)	$(505,001)	$(170,112)	$20,831

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(318,507)	$(133,908)	$3,760

Net income (loss) allocated to other partners	$(186,494)	$(36,204)	$17,071

*    Amounts include $34,592, $53,295, $242,824, $4,034, $205,547 and $3,295 for Series 20, 22, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 1999 for operating limited partnerships in which Series 20 through Series 37 had an interest as of December 31, 1999 are as follows (Series 38 invested in operating limited partnerships subsequent to December 31, 1999)

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$92,462,064	$11,036,532	$5,058,350
Interest and other	6,567,408	889,909	204,327

	99,029,472	11,926,441	5,262,677
Expenses
Interest	35,552,659	4,414,076	2,036,522
Depreciation and amortization	33,998,218	3,896,152	1,258,928
Taxes and insurance	11,700,928	1,239,395	515,012
Repairs and maintenance	14,792,184	1,795,561	1,092,042
Operating expenses	28,394,301	2,889,434	1,520,264
Other expenses	3,834,693	493,780	114,113

	128,272,983	14,728,398	6,536,881

NET LOSS	$(29,243,511)	$(2,801,957)	$(1,274,204)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(22,319,346)	$(2,055,507)	$(1,224,831)

Net loss allocated to other partners	$(6,924,165)	$(746,450)	$(49,373)

*    Amounts include $16,002, $34,187, and $14,125 for Series 20, 22, and 25, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 22	Series 23	Series 24
Revenue
Rent	$8,313,452	$7,586,268	$7,584,912
Interest and other	755,586	424,092	318,309

	9,069,038	8,010,360	7,903,221
Expenses
Interest	2,868,696	2,875,079	3,226,599
Depreciation and amortization	3,137,644	2,712,061	2,612,636
Taxes and insurance	1,215,012	1,168,174	978,289
Repairs and maintenance	1,517,601	1,151,700	1,098,032
Operating expenses	2,445,092	2,278,142	1,940,826
Other expenses	335,514	253,952	144,508

	11,519,559	10,439,108	10,000,890

NET LOSS	$(2,450,521)	$(2,428,748)	$(2,097,669)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,245,238)	$(1,416,388)	$(1,388,143)

Net loss allocated to other partners	$(1,205,283)	$(1,012,360)	$(709,526)

*    Amounts include $16,002, $34,187, and $14,125 for Series 20, 22, and 25, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 25	Series 26	Series 27
Revenue
Rent	$9,736,198	$8,341,969	$7,086,762
Interest and other	315,557	509,196	340,820

	10,051,755	8,851,165	7,427,582
Expenses
Interest	3,384,310	2,733,933	3,001,333
Depreciation and amortization	2,870,243	2,801,233	2,276,762
Taxes and insurance	1,194,051	1,030,856	674,233
Repairs and maintenance	2,274,455	1,089,986	689,542
Operating expenses	2,668,435	2,314,796	1,970,430
Other expenses	124,847	233,901	229,094

	12,516,341	10,204,705	8,841,394

NET LOSS	$(2,464,586)	$(1,353,540)	$(1,413,812)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,940,665)	$(1,312,467)	$(971,679)

Net loss allocated to other partners	$(523,921)	$(41,073)	$(442,133)

*    Amounts include $16,02, $34,187, and $14,125 for Series 20, 22, and 25, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 28	Series 29	Series 30
Revenue
Rent	$6,699,893	$5,223,402	$2,887,045
Interest and other	280,286	433,667	224,913

	6,980,179	5,657,069	3,111,958
Expenses
Interest	2,401,222	2,060,423	923,727
Depreciation and amortization	2,784,868	2,316,549	1,149,638
Taxes and insurance	766,362	773,369	476,841
Repairs and maintenance	948,232	664,040	487,539
Operating expenses	2,637,249	1,891,083	1,206,058
Other expenses	241,465	206,578	33,393

	9,779,398	7,912,042	4,277,196

NET LOSS	$(2,799,219)	$(2,254,973)	$(1,165,238)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,993,839)	$(2,192,069)	$(1,074,429)

Net loss allocated to other partners	$(805,380)	$(62,904)	$(90,809)

*    Amounts include $16,002, $34,187, and $14,125 for Series 20, 22, and 25, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 31	Series 32	Series 33
Revenue
Rent	$6,946,038	$2,662,319	$1,990,830
Interest and other	464,008	571,039	251,171

	7,410,046	3,233,358	2,242,001
Expenses
Interest	2,603,084	1,266,081	857,991
Depreciation and amortization	2,783,590	1,587,660	1,060,708
Taxes and insurance	1,015,437	342,166	204,486
Repairs and maintenance	1,101,595	426,564	252,913
Operating expenses	2,535,323	426,564	794,851
Other expenses	179,013	1,140,549	36,636

	10,218,042	5,189,584	3,207,585

NET LOSS	$(2,807,996)	$(1,956,226)	$(965,584)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(2,795,630)	$(1,245,350)	$(595,041)

Net loss allocated to other partners	$(12,366)	$(710,876)	$(370,543)

*    Amounts include $16,002, $34,187, and $14,125 for Series 20, 22, and 25, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 34	Series 35	Series 36
Revenue
Rent	$768,393	$130,161	$409,540
Interest and other	162,030	216,721	173,274

	930,423	346,882	582,814
Expenses
Interest	240,171	241,816	371,579
Depreciation and amortization	517,182	112,696	119,668
Taxes and insurance	59,633	10,403	36,545
Repairs and maintenance	109,492	21,770	68,204
Operating expenses	478,182	193,908	151,852
Other expenses	56,912	5,266	5,172

	1,461,572	585,859	753,020

NET LOSS	$(531,149)	$(238,977)	$(170,206)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(468,712)	$(194,048)	$(160,352)

Net loss allocated to other partners	$(62,437)	$(44,929)	$(9,854)

*    Amounts include $16,002, $34,187, and $14,125 for Series 20, 22, and 25, respectively, of loss not recognized under the equity method of accounting as described in note A.

Series 37
Revenue
Rent	$—
Interest and other	32,503

32,503
Expenses
Interest	46,017
Depreciation and amortization	—
Taxes and insurance	664
Repairs and maintenance	2,916
Operating expenses	51,812
Other expenses	—

101,409

NET LOSS	$(68,906)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(44,958)

Net loss allocated to other partners	$(23,948)

*    Amounts include $16,002, $34,187, and $14,125 for Series 20, 22, and 25, respectively, of loss not recognized under the equity method of accounting as described in note A.

NOTE D - NOTES RECEIVABLE

Notes receivable at March 31, 2002 and 2001 consist of advance installments of $17,736,231 and $9,701,571, respectively, of capital contributions to operating limited partnerships.  Series 20 through Series 42 notes are comprised of noninterest bearing and interest bearing notes with rates ranging from prime plus _% to 1%.  Prime was _% and 8% as of March 31, 2002 and 2001, respectively.  These notes will be applied against future payments of capital contributions or paid upon demand.  The carrying value of the notes receivable at March 31, 2002 and 2001 approximates fair value.  The notes at March 31, 2002 and 2001 by series are as follows:

	2002	2001

Series 20	$—	$—
Series 21	641,542	641,542
Series 22	450,981	450,981
Series 23	—	306,751
Series 24	534,342	534,342
Series 25	523,193	523,193
Series 26	571,335	571,335
Series 27	—	—
Series 28	775,000	—
Series 29	20,935	20,935
Series 30	385,438	85,438
Series 31	655,675	855,675
Series 32	630,673	104,000
Series 33	113,575	113,575
Series 34	164,562	439,562
Series 35	918,319	718,318
Series 36	322,784	539,353
Series 37	1,814,211	2,812,196
Series 38	—	755,920
Series 39	543,567	228,455
Series 40	1,321,601	—
Series 41	6,058,498	—
Series 42	1,290,000	—

	$17,736,231	$9,701,571

NOTE E - OTHER ASSETS

Other assets include $2,372,306 and $929,877 of cash held by an escrow agent at March 31, 2002 and 2001, respectively.  The cash held for Series 20 through 42 at March 31, 2002 and for Series 20 through 40 at March 31, 2001 represents capital contributions to be released to the operating limited partnerships when certain criteria have been met.  The escrows held at March 31, 2002 and 2001 by series are as follows:

	2002	2001

Series 20	$—	$—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	—	—
Series 27	—	—
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	—	—
Series 32	—	—
Series 33	—	—
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	882,215	13,562
Series 40	—	916,315
Series 41	470,389	—
Series 42	1,019,702	—

	$2,372,306	$929,877

NOTE F - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2002 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(36,244,755)	$(2,387,830)	$(2,976,656)

Operating limited partnership rents received in advance	(7,983)	5,316	1,461

Partnership fund management fee	3,308,065	379,248	25,840

Other	3,017,739	273,441	206,746

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(7,599,233)	(82,668)	(6,257,772)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(6,802,111)	(94,590)	(243,198)

Impairment loss not recognized for tax purposes	7,891,976	—	7,891,976

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,912,380)	(30,345)	(527,651)

Income (loss) for tax return purposes, December 31, 2001	$(38,348,682)	$(1,937,428)	$(1,879,254)

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(1,693,382)	$(1,634,244)	$(2,001,698)

Operating limited partnership rents received in advance	(1,208)	(5,334)	18,007

Partnership fund management fee	254,592	115,264	233,252

Other	43,579	17,252	713,906

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(82,786)	—	(362,514)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(282,713)	(525,795)	80,687

Impairment loss not recognized for tax purposes	—	—	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(117,336)	(62,547)	(42,926)

Income (loss) for tax return purposes, December 31, 2001	$(1,879,254)	$(2,095,404)	$(1,361,286)

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$(1,557,890)	$(2,264,403)	$(598,368)

Operating limited partnership rents received in advance	168	5,871	1,787

Partnership fund management fee	272,676	437,580	215,204

Other	55,956	(30,943)	(89,014)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(296,351)	(221,004)	(115,320)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(84,566)	(645,799)	(551,454)

Impairment loss not recognized for tax purposes	—	—	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(100,980)	(20,080)	(84,054)

Income (loss) for tax return purposes, December 31, 2001	$(1,710,987)	$(2,738,778)	$(1,221,219)

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(1,802,088)	$(2,421,150)	$(1,298,251)

Operating limited partnership rents received in advance	368	(4,568)	(4,370)

Partnership fund management fee	—	209,815	—

Other	(338,171)	126,243	(13,689)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(333,389)	(387,606)	(372,582)

Impairment loss not recognized for tax purposes	—	—	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(11,544)	(181,155)	(33,084)

Income (loss) for tax return purposes, December 31, 2001	$(2,484,824)	$(2,658,421)	$(1,721,976)

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(2,489,687)	$(2,429,115)	$(1,259,944)

Operating limited partnership rents received in advance	(4,301)	(11,320)	634

Partnership fund management fee	33,120	132,904	73,923

Other	50,483	193,257	(28,676)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(180,818)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(650,770)	(339,204)	(264,396)

Impairment loss not recognized for tax purposes	—	—	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(64,373)	(403,367)	(102,580)

Income (loss) for tax return purposes, December 31, 2001	$(3,125,528)	$(3,037,663)	$(1,581,039)

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(2,113,249)	$(1,211,672)	$(1,529,736)

Operating limited partnership rents received in advance	(5,589)	(945)	1,431

Partnership fund management fee	293,190	76,931	160,578

Other	38,032	13,183	1,109,319

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(491,338)	(541,076)	(244,453)

Impairment loss not recognized for tax purposes	—	—	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(85,106)	90,404	(5,944)

Income (loss) for tax return purposes, December 31, 2001	$(2,364,060)	$(1,573,175)	$(508,805)

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(1,051,460)	$(1,405,509)	$(1,126,847)

Operating limited partnership rents received in advance	(5,435)	—	—

Partnership fund management fee	81,688	69,026	50,845

Other	367,272	76,861	113,357

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(238,508)	(340,292)	(155,890)

Impairment loss not recognized for tax purposes	—	—	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(65,194)	(85,798)	(46,733)

Income (loss) for tax return purposes, December 31, 2001	$(911,637)	$(1,685,712)	$(1,165,268)

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(597,386)	$(283,923)	$(110,267)

Operating limited partnership rents received in advance	44	—	—

Partnership fund management fee	125,733	66,656	—

Other	(31,631)	40,709	110,267

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(80,880)	(14,299)	—

Impairment loss not recognized for tax purposes	—	—	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,776)	70,789	—

Income (loss) for tax return purposes, December 31, 2001	$(586,896)	$(120,068)	$—

NOTE F - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2001 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(31,651,959)	$(2,366,381)	$(1,087,400)

Operating limited partnership rents received in advance	(39,583)	21,936	(1,126)

Partnership fund management fee	2,103,549	379,248	(174,160)

Other	55,759	4,917	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(536,998)	(34,591)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(6,111,241)	154,771	(268,938)

Tax exempt interest income	1,552,367	—	32,958

Difference due to fiscal year for book purposes and calendar year for tax purposes	(3,948,465)	(137,202)	(282,757)

Income (loss) for tax return purposes, December 31, 2000	$(38,576,571)	$(1,977,302)	$(1,781,423)

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(1,484,651)	$(1,380,939)	$(1,777,302)

Operating limited partnership rents received in advance	(2,688)	(4,372)	8,927

Partnership fund management fee	154,592	190,264	233,352

Other	8,225	(66,568)	9,503

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(53,294)	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(240,690)	(468,215)	(119,418)

Tax exempt interest income	16,303	6,552	13,844

Difference due to fiscal year for book purposes and calendar year for tax purposes	(5,845)	(100,822)	(156,289)

Income (loss) for tax return purposes, December 31, 2000	$(1,608,048)	$(1,824,100)	$(1,787,383)

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$(1,540,858)	$(2,419,997)	$(864,778)

Operating limited partnership rents received in advance	(145,302)	5,967	3,591

Partnership fund management fee	272,676	437,580	315,204

Other	7,011	(16,036)	7,259

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(242,827)	(4,034)	(205,547)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(32,467)	(470,823)	(688,741)

Tax exempt interest income	44,320	8,213	25,803

Difference due to fiscal year for book purposes and calendar year for tax purposes	(239,205)	84,252	57,523

Income (loss) for tax return purposes, December 31, 2000	$(1,876,652)	$(2,374,878)	$(1,349,686)

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(1,950,767)	$(2,369,982)	$(1,283,833)

Operating limited partnership rents received in advance	838	21,455	4,908

Partnership fund management fee	—	—	—

Other	(12,000)	(2,695)	(13,558)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(266,761)	(550,475)	(421,067)

Tax exempt interest income	138,591	63,123	111,376

Difference due to fiscal year for book purposes and calendar year for tax purposes	(548,728)	(171,071)	(270,437)

Income (loss) for tax return purposes, December 31, 2000	$(2,638,827)	$(3,009,645)	$(1,872,611)

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(2,979,270)	$(2,821,938)	$(1,384,134)

Operating limited partnership rents received in advance	4,521	15,213	146

Partnership fund management fee	—	80,154	73,780

Other	9,840	40,640	5,611

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	3,295	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(809,291)	(402,389)	(288,614)

Tax exempt interest income	119,183	142,723	167,488

Difference due to fiscal year for book purposes and calendar year for tax purposes	(253,569)	39,075	(266,846)

Income (loss) for tax return purposes, December 31, 2000	$(3,908,586)	$(2,903,227)	$(1,692,569)

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(2,424,494)	$(2,106,038)	$(693,060)

Operating limited partnership rents received in advance	12,831	1,092	(971)

Partnership fund management fee	10,612	—	130,247

Other	12,872	15,200	11,231

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(559,386)	(333,953)	(231,680)

Tax exempt interest income	138,618	190,841	73,145

Difference due to fiscal year for book purposes and calendar year for tax purposes	(155,794)	(399,568)	(1,190,475)

Income (loss) for tax return purposes, December 31, 2000	$(2,964,741)	$(2,632,426)	$(1,901,563)

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(315,863)	$(145,973)	$(142,837)

Operating limited partnership rents received in advance	12,126	647	678

Partnership fund management fee	—	—	—

Other	3,148	31,159	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(25,870)	(85,886)	(1,348)

Tax exempt interest income	198,895	59,534	857

Difference due to fiscal year for book purposes and calendar year for tax purposes	(262,941)	(11,222)	211,992

Income (loss) for tax return purposes, December 31, 2000	$(390,505)	$(151,741)	$69,342

Series 40
Net income (loss) for financial reporting purposes	$(111,464)

Operating limited partnership rents received in advance	—

Partnership fund management fee	—

Other	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—

Tax exempt interest income	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	111,464

Income (loss) for tax return purposes, December 31, 2000	$—

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2000 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(26,656,548)	$(2,401,326)	$(1,393,343)

Operating limited partnership rents received in advance	27,037	(3,795)	(16,369)

Partnership fund management fee	2,424,363	379,248	25,840

Other	1,443,452	49,759	131,913

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(64,314)	(16,002)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(4,622,249)	(157,254)	(341,614)

Tax exempt interest income	(1,708,772)	(6,900)	(37,589)

Difference due to fiscal year for book purposes and calendar year for tax purposes	790,480	122,393	(13,572)

Income (loss) for tax return purposes, December 31, 1999	$(28,366,551)	$(2,033,877)	$(1,644,734)

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(1,495,871)	$(1,684,657)	$(1,620,752)

Operating limited partnership rents received in advance	1,311	(1,141)	(2,703)

Partnership fund management fee	254,592	115,264	233,352

Other	(6,385)	81,686	(75,253)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(34,187)	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(258,075)	(497,527)	(126,209)

Tax exempt interest income	(13,155)	(1,814)	(10,376)

Difference due to fiscal year for book purposes and calendar year for tax purposes	9,928	32,305	(12,343)

Income (loss) for tax return purposes, December 31, 1999	$(1,541,842)	$(1,955,884)	$(1,614,284)

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$(2,186,989)	$(1,784,266)	$(1,344,019)

Operating limited partnership rents received in advance	4,803	—	(953)

Partnership fund management fee	272,676	424,820	313,757

Other	69,635	(118,704)	115,383

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(14,125)	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(134,413)	(523,643)	(593,772)

Tax exempt interest income	(22,480)	(57,510)	(21,775)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(31,411)	(85,788)	53,010

Income (loss) for tax return purposes, December 31, 1999	$(2,042,304)	$(2,145,091)	$(1,478,369)

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(2,249,853)	$(2,496,942)	$(1,273,296)

Operating limited partnership rents received in advance	32,943	2,824	—

Partnership fund management fee	—	—	7,524

Other	219,978	381,257	(92,606)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(286,876)	(428,061)	(324,783)

Tax exempt interest income	(170,506)	(143,387)	(167,722)

Difference due to fiscal year for book purposes and calendar year for tax purposes	72,693	42,433	88,084

Income (loss) for tax return purposes, December 31, 1999	$(2,381,621)	$(2,641,876)	$(1,762,799)

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(3,131,563)	$(1,487,782)	$(705,104)

Operating limited partnership rents received in advance	—	7,146	—

Partnership fund management fee	26,655	148,654	71,735

Other	(87,350)	322,470	250,332

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(432,184)	(283,807)	(36,733)

Tax exempt interest income	(52,189)	(327,944)	(229,145)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(15,124)	106,528	(12,313)

Income (loss) for tax return purposes, December 31, 1999	$(3,691,755)	$(1,514,735)	$(661,228)

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(699,182)	$(261,604)	$(304,789)

Operating limited partnership rents received in advance	—	10	2,961

Partnership fund management fee	10,431	73,893	30,944

Other	81,415	21,360	66,035

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(136,029)	(23,774)	(37,495)

Tax exempt interest income	(164,970)	(213,931)	(51,142)

Difference due to fiscal year for book purposes and calendar year for tax purposes	120,887	94,744	143,729

Income (loss) for tax return purposes, December 31, 1999	$(787,448)	$(309,302)	$(149,757)

	Series 37	Series 38
Net income (loss) for financial reporting purposes	$(53,516)	$(81,694)

Operating limited partnership rents received in advance	—	—

Partnership fund management fee	29,802	5,176

Other	32,527	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—

Tax exempt interest income	(16,237)	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,221)	76,518

Income (loss) for tax return purposes, December 31, 1999	$(9,645)	$—

The difference between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2002, are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2001	$385,095,638	$14,374,211	$5,393,717

Operating limited partnerships acquired during the three month period ended March 31, 2002	7,896,556	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	8,285,544	211,670	6,257,772

Historic tax credits - cumulative	794,154	570,617	—

Less share of loss - three months ended March 31, 2002	(2,775,473)	(404,710)	(651,466)

Other	11,561,432	(56,415)	(8,070,206)

Investments in operating limited partnerships - as reported	$410,857,851	$14,695,373	$2,929,817

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2001	$9,613,029	$15,167,202	$8,796,837

Operating limited partnerships acquired during the three month period ended March 31, 2002	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	170,267	—	362,514

Historic tax credits - cumulative	223,537	—	—

Less share of loss - three months ended March 31, 2002	(259,228)	(179,850)	(95,695)

Other	1,339,694	2,739,476	177,249

Investments in operating limited partnerships - as reported	$11,087,299	$17,726,828	$9,240,905

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2001	$15,258,271	$22,298,903	$13,799,914

Operating limited partnerships acquired during the three month period ended March 31, 2002	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	553,303	225,038	320,867

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2002	(335,542)	(123,194)	(205,532)

Other	789,530	2,384,503	1,531,912

Investments in operating limited partnerships - as reported	$16,265,562	$24,785,250	$15,447,161

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2001	$24,870,667	$23,627,280	$16,302,490

Operating limited partnerships acquired during the three month period ended March 31, 2002	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2002	(129,668)	(265,241)	—

Other	1,614,148	1,128,621	1,524,385

Investments in operating limited partnerships - as reported	$26,355,147	$24,490,660	$17,826,875

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2001	$25,834,800	$31,894,531	$17,919,409

Operating limited partnerships acquired during the three month period ended March 31, 2002	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	184,113	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2002	(125,347)	—	—

Other	2,011,528	880,517	706,568

Investments in operating limited partnerships - as reported	$27,720,981	$32,959,161	$18,625,977

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2001	$22,874,351	$20,119,504	$13,129,727

Operating limited partnerships acquired during the three month period ended March 31, 2002	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2002	—	—	—

Other	976,925	813,354	344,011

Investments in operating limited partnerships - as reported	$23,851,276	$20,932,858	$13,473,738

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2001	$17,758,286	$17,352,065	$16,281,310

Operating limited partnerships acquired during the three month period ended March 31, 2002	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2002	—	—	—

Other	(288,690)	280,024	(186,159)

Investments in operating limited partnerships - as reported	$17,469,596	$17,632,089	$16,095,151

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2001	$18,332,221	$14,096,913	$—

Operating limited partnerships acquired during the three month period ended March 31, 2002	—	5,221,019	2,675,537

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2002	—	—	—

Other	208,709	711,748	—

Investments in operating limited partnerships - as reported	$18,540,930	$20,029,680	$2,675,537

The difference between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2001, are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2000	$388,480,297	$16,315,786	$6,581,519

Operating limited partnerships acquired during the three month period ended March 31, 2001	4,440,499	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	686,311	129,002	—

Historic tax credits - cumulative	794,154	570,617	—

Less share of loss - three months ended March 31, 2001	(2,775,473)	(404,710)	(651,466)

Other	15,289,218	127,841	(216,478)

Investments in operating limited partnerships - as reported	$406,915,006	$16,738,536	$5,713,575

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2000	$11,372,449	$17,067,824	$10,232,852

Operating limited partnerships acquired during the three month period ended March 31, 2001	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	87,481	—	—

Historic tax credits - cumulative	223,537	—	—

Less share of loss - three months ended March 31, 2001	(259,228)	(179,850)	(95,695)

Other	1,102,239	2,231,520	827,155

Investments in operating limited partnerships - as reported	$12,526,478	$19,119,494	$10,964,312

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2000	$16,873,101	$25,032,004	$14,858,254

Operating limited partnerships acquired during the three month period ended March 31, 2001	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	256,952	4,034	205,547

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2001	(335,542)	(123,194)	(205,532)

Other	765,235	1,717,684	905,302

Investments in operating limited partnerships - as reported	$17,559,746	$26,630,528	$15,763,571

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2000	$27,067,393	$26,079,255	$17,894,515

Operating limited partnerships acquired during the three month period ended March 31, 2001	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2001	(129,668)	(265,241)	—

Other	946,188	803,328	1,052,826

Investments in operating limited partnerships - as reported	$27,883,913	$26,617,342	$18,947,341

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2000	$28,615,035	$34,377,550	$19,221,602

Operating limited partnerships acquired during the three month period ended March 31, 2001	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	3,295	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2001	(125,347)	—	—

Other	1,429,735	622,636	424,465

Investments in operating limited partnerships - as reported	$29,919,423	$35,003,481	$19,646,067

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2000	$25,103,017	$21,845,892	$13,541,897

Operating limited partnerships acquired during the three month period ended March 31, 2001	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2001	—	—	—

Other	508,044	163,808	1,211,152

Investments in operating limited partnerships - as reported	$25,611,061	$22,009,700	$14,753,049

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2000	$18,144,542	$18,756,287	$19,499,523

Operating limited partnerships acquired during the three month period ended March 31, 2001	—	—	(3,337,167)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2001	—	—	—

Other	325,532	91,403	249,603

Investments in operating limited partnerships - as reported	$18,470,074	$18,847,690	$16,411,959

Series 40
Investments in operating limited partnerships - tax return December 31, 2000	$—

Operating limited partnerships acquired during the three month period ended March 31, 2001	7,777,666

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—

Historic tax credits - cumulative	—

Less share of loss - three months ended March 31, 2001	—

Other	—

Investments in operating limited partnerships - as reported	$7,777,666

NOTE G - INVESTMENTS AVAILABLE-FOR-SALE

At March 31, 2002, the amortized cost and fair value of investments available-for-sale are as follows:

	Amortized cost	Gross unrealized gains	Gross unrealized gains	Fair value
Tax-exempt municipal bonds	$6,879,909	$23,157	$—	$6,903,066

Other	571,427	—	—	571,427

	$7,451,336	$23,157	$—	$7,474,493

The amortized cost and fair value of investments available-for-sale by maturity as of March 31, 2002 is shown below:

	Amortized cost	Fair value
Due in one year or less	$2,878,297	$2,882,300
Due in one year through five years	4,573,039	4,592,193

	$7,451,336	$7,474,493

Proceeds from sales and maturities of investments during the year ended March 31, 2002 were $5,692,758, resulting in a realized loss of $63,626, included in interest income.

The tax-exempt coupon rates for the investments held during the year ranged from 1.55% to 7.375%.

At March 31, 2001, the amortized cost and fair value of investments available-for-sale are as follows:

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Tax-exempt municipal bonds	$6,613,419	$83,944	$—	$6,697,363

Other	1,141,671	—	—	1,141,671

	$7,755,090	$83,944	$—	$7,839,034

The amortized cost and fair value of investments available-for-sale by maturity as of March 31, 2001 is shown below:

	Amortized cost	Fair value
Due in one year or less	$5,146,012	$5,164,352
Due in one year through five years	2,609,078	2,674,682

	$7,755,090	$7,839,034

Proceeds from sales and maturities of investments during the year ended March 31, 2001 were $27,219,521, resulting in a realized loss of $296,028, included in interest income.

The tax-exempt coupon rates for the investments held during the year ranged from 4.1% to 6.5%.

NOTE H - CASH EQUIVALENTS

On March 31, 2002 and 2001, the fund purchased $11,400,259 and $8,100,000 of U.S. Government Securities under agreements for resale on April 1, 2002 and April 3, 2001, respectively.  Interest is earned at rates ranging from 2.7% to 3.3% per annum.

Cash equivalents of $7,509,564 and $13,490,633 as of March 31, 2002 and 2001, respectively, include tax-exempt sweep accounts and money market accounts with interest rates ranging from 2.6% to 5.05% per annum.

NOTE I - CONCENTRATION OF CREDIT RISK

The fund maintains its cash balances at a number of banks.  The deposits are insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000 at each bank.  The balances in and between banks fluctuate daily.  The amount of deposits, as well as the institutions that they are deposited in, are continually monitored by the general partner.  As of March 31, 2002, the uninsured portion of the cash balances on deposit was $3,099,777.

NOTE J - LINE OF CREDIT

During the years ended March 31, 2002 and 2001, the partnership has a line of credit with a bank in the amount of $40,000,000 and $5,000,000, respectively, of which $5,708,074 and $2,125,548 was outstanding as of March 31, 2002 and 2001, respectively.  The line bears interest at the prime rate (4.75% at March 31, 2002) plus .25%.  Interest is payable monthly.  During the years ended March 31, 2002 and 2001, $69,039 and $0, respectively, of interest was incurred and paid.  As of March 31, 2002, interest of $58,606 is included in investments in operating limited entities and $10,433 is included in other assets.  The line is guaranteed by Boston Capital Holdings, L.P. and various affiliates and expires on July 31, 2002.

NOTE K - CHANGE IN ACCOUNTING PRINCIPLE

Effective April 1, 1999, the partnership changed its method of accounting for organization costs to conform to a pronouncement issued by the American Institute of Certified Public Accountants.  As a result, the partnership expenses organization costs as incurred.  Previously, these expenses were capitalized and amortized over 60 months.  The effect of the change was to decrease loss before cumulative effect by $209,492 and increase net loss for 2000 by $413,701.  The cumulative effect of the change on prior years of $623,193 is a one-time charge to income.

NOTE L - CONTINGENCY

Los Lunas Apartments Limited, an operating limited partnership, was foreclosed on by the New Mexico Mortgage Finance Authority on January 11, 2002.  The foreclosure will result in a recapture by the Internal Revenue Service of a portion of the low income housing tax credits previously taken.  Such recapture is estimated to be $380,000.  The Investment General Partner is in the process of completing a rescission of the foreclosure, in an effort to avoid the recapture.  In the event the rescission is granted, the credit recapture would be avoided, but the property will be transferred to a new investment entity and future tax benefits will be transferred to the entity as well.  As the investment balance in this operating property is $0 at March 31, 2002, no adjustment has been made in the accompanying financial statements.