Form 10-K, Exhibit 13
period 2003-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2003-07-15
CIK 913778

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND IV L.P. -

SERIES 20 THROUGH SERIES 44

MARCH 31, 2003 AND 2002

Boston Capital Tax Credit Fund IV L.P. -

Series 20 through Series 44

Schedules not listed are omitted because of the absence of the conditions under which they are required or the information is included in the financial statements or the notes thereto.

Reznick Fedder & Silverman

Certified Public Accountants * A Professional Corporation

7700 Old Georgetown Road * Suite 400 * Bethesda, MD 20814-6224

(301) 652-9100 * Fax (301) 652-1848

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Boston Capital Tax Credit Fund IV L.P.

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund IV L.P. as of March 31, 2003 and 2002, and the related statements of operations, changes in partners’ capital and cash flows for the years ended March 31, 2003, 2002 and 2001 in total and Boston Capital Tax Credit Fund IV L.P. - Series 20 through 44 as of March 31, 2003 and Series 20 through 42 as of March 31, 2002 and the related statements of operations, partners’ capital and cash flows for the years ended March 31, 2003, 2002 and 2001 for Series 20 through 38, for the years ended March 31, 2003 and 2002 and for the period August 1, 2000 (date of inception) through March 31, 2001 for Series 39, for the years ended March 31, 2003 and 2002 and for the period February 1, 2001 (date of inception) through March 31, 2001 for Series 40, for the year ended March 31, 2003 and the period August 1, 2001 (date of inception) through March 31, 2002 for Series 41, for the year ended March 31, 2003 and the period February 1, 2002 (date of inception) though March 31, 2002 for Series 42, for the period August 1, 2002 (date of inception) through March 31, 2003 for Series 43, and for the period January 1, 2003 (date of inception) through March 31, 2003 for Series 44.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships in which Boston Capital Tax Credit Fund IV L.P. owns a limited partnership interest.  Investments in such partnerships comprise the following percentages: Total, 7% and 21% of the assets as of March 31, 2003 and 2002, respectively, and 6%, 19% and 22% of the partnership loss for the years ended March 31, 2003, 2002 and 2001, respectively; of the assets for Series 20 as of March 31, 2003 and 2002, 1% and 17%, respectively; of the partnership loss for Series 20 for the years ended March 31, 2003, 2002 and 2001, 1%, 16% and 19%, respectively; of the assets for Series 21 as of March 31, 2003 and 2002, 9% and 38%, respectively; of the partnership loss for Series 21 for the years ended March 31, 2003, 2002 and 2001, 13%, 10% and 26%, respectively; of the assets for Series 22 as of March 31, 2003 and 2002, 8% and 18%, respectively; of the partnership loss for Series 22 for the years ended March 31, 2003, 2002 and 2001, 2%, 20% and 8%, respectively; of the assets for Series 23 as of March 31, 2003 and 2002, 18% and 47%, respectively; of the partnership loss for Series 23 for the years ended March 31, 2003, 2002 and 2001, 4%, 39% and 31%, respectively; of the assets for Series 24 as of March 31, 2003 and 2002, 17% and 15%, respectively; of the partnership loss for Series 24 for the years ended March 31, 2003, 2002 and 2001, 42%, 16% and 25%, respectively; of the assets for Series 25 as of March 31, 2003 and 2002, 27% and 37%, respectively; of the partnership loss for Series 25 for the years ended March 31, 2003, 2002 and

2001, 23%, 38% and 31%, respectively; of the assets for Series 26 as of March 31, 2003 and 2002, 20% and 17%, respectively; of the partnership loss for Series 26 for the years ended March 31, 2003, 2002 and 2001, 29%, 25% and 38%, respectively; of the assets for Series 27 as of March 31, 2003 and 2002, 18% and 22%, respectively; of the partnership loss for Series 27 for the years ended March 31, 2003, 2002 and 2001, 27%, 39% and 35%, respectively; of the assets for Series 28 as of March 31, 2003 and 2002, 3% and 45%, respectively; of the partnership loss for Series 28 for the years ended March 31, 2003, 2002 and 2001, 4%, 29% and 39%, respectively; of the assets for Series 29 as of March 31, 2003 and 2002, 1% and 30%, respectively; of the partnership loss for Series 29 for the years ended March 31, 2003, 2002 and 2001, 1%, 13% and 9%, respectively; of the assets for Series 30 as of March 31, 2003 and 2002, 3% and 40%, respectively; of the partnership loss for Series 30 for the years ended March 31, 2003, 2002 and 2001, 4%, 33% and 40%, respectively; of the assets for Series 31 as of March 31, 2003 and 2002, 15% and 40%, respectively; of the partnership loss for Series 31 for the years ended March 31, 2003, 2002 and 2001, 15%, 26% and 16%, respectively; of the assets for Series 32 as of March 31, 2003 and 2002, 9% and 21%, respectively; of the partnership loss for Series 32 for the years ended March 31, 2003, 2002 and 2001, 5%, 17% and 21%, respectively; of the assets for Series 33 as of March 31, 2003 and 2002, 0% and 27%, respectively; of the partnership loss for Series 33 for the years ended March 31, 2003, 2002 and 2001, 0%, 31% and 33%, respectively; of the assets for Series 34 as of March 31, 2003 and 2002, 0% and 17%, respectively; of the partnership loss for Series 34 for the years ended March 31, 2003, 2002 and 2001, 0%, 12% and 7%, respectively; of the assets for Series 35 as of March 31, 2003 and 2002, 0% and 22%, respectively; of the partnership loss for Series 35 for the years ended March 31, 2003, 2002 and 2001, 0%, 17% and 7%, respectively; of the assets for Series 36 as of March 31, 2003 and 2002, 5% and 11%, respectively; of the partnership loss for Series 36 for the years ended March 31, 2003, 2002 and 2001, 2%, 9% and 26%, respectively; of the assets for Series 37 as of March 31, 2003 and 2002, 0% and 8%, respectively; of the partnership loss for Series 37 for the years ended March 31, 2003, 2002 and 2001, 0%, 1% and 13%, respectively; of the assets for Series 38 as of March 31, 2003 and 2002, 1% and 0%, respectively; and of the partnership loss for Series 38 for the years ended March 31, 2003, 2002 and 2001, 1%, 0% and 0%, respectively; of the assets for Series 39 as of March 31, 2003 and 2002, 0% and 19%, respectively; of the partnership loss for Series 39 for the years ended March 31, 2003 and 2002 and for the period August 1, 2000 (date of inception) through March 31, 2001, 0%, 12% and 2%, respectively; of the assets for Series 40 as of March 31, 2003 and 2002, 3% and 21%, respectively; and of the partnership loss for Series 40 for the years ended March 31, 2003 and 2002 and for the period February 1, 2001 (date of inception) through March 31, 2001, 1%, 20% and 0%, respectively; of the assets for Series 41 as of March 31, 2003 and 2002, 1% and 10%, respectively; and of the partnership loss for Series 41 for the year ended March 31, 2003 and for the period August 1, 2001 (date of inception) through March 31, 2002, 3% and 0%, respectively; of the assets for Series 42 as of March 31, 2003 and 2002, 11% and 0%, respectively; and of the partnership loss for Series 42 for the year ended March 31, 2003 and for the period February 1, 2002 (date of inception) through March 31, 2002, 5% and 0%, respectively; of the assets for Series 43 as of March 31, 2003, 9%; and of the partnership loss for Series 43 for the period August 1, 2003 (date of inception) through March 31, 2003, 10%; of the assets for Series 44 as of March 31, 2003, 0%; and of the partnership loss for Series 44 for the period January 1, 2003

(date of inception) through March 31, 2003, 0%.  The financial statements of these partnerships were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to information relating to these partnerships, is based solely on the reports of the other auditors.

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

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund IV L.P. as of March 31, 2003 and 2002, and the results of its operations and its cash flows for the years ended March 31, 2003, 2002 and 2001 for Series 20 through 38, for the years ended March 31, 2003 and 2002 and for the period August 1, 2000 (date of inception) through March 31, 2001 for Series 39, for the years ended March 31, 2003 and 2002 and for the period February 1, 2001 (date of inception) through March 31, 2001 for Series 40, for the year ended March 31, 2003 and for the period August 1, 2001 (date of inception) through March 31, 2002 for Series 41, for the year ended March 31, 2003 and for the period February 1, 2002 (date of inception) through March 31, 2002 for Series 42, for the period August 1, 2002 (date of inception) through March 31, 2003 for Series 43 and for the period January 1, 2003 (date of inception) through March 31, 2003 for Series 44, in conformity with accounting principles generally accepted in the United States of America.

We and other auditors have also audited the information included in the related financial statement schedules listed in Form 10-K, Item 15(a) of Boston Capital Tax Credit Fund IV L.P. - Series 20 through Series 44 as of March 31, 2003.  In our opinion, the schedules present fairly, in all material respects, the information required to be set forth therein, in conformity with accounting principles generally accepted in the United States of America.

Bethesda, Maryland	/s/ Reznick, Fedder
July 2, 2003	& Silverman

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2003 and 2002

	Total
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$424,883,445	$410,857,851

OTHER ASSETS
Cash and cash equivalents (notes A and H)	25,882,162	18,950,441
Investments available-for-sale (notes A and G)	6,018,380	7,474,493
Notes receivable (note D)	14,733,948	17,736,231
Deferred acquisition costs (note A)	30,817,914	24,043,671
Other assets (note E)	13,158,071	14,311,335

	$515,493,920	$493,374,022

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$1,090,107	$897,555
Line of credit (note I)	—	5,708,074
Accounts payable - affiliates (note B)	15,528,445	12,227,766
Capital contributions payable (note C)	34,899,189	38,224,714

	51,517,741	57,058,109
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 75,662,578 and 68,028,269 at March 31, 2003 and 2002, respectively, are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 75,662,578 and 68,029,269 at March 31, 2003 and 2002, respectively, issued and outstanding	465,720,104	437,739,660
General partner	(1,790,531)	(1,446,904)
Accumulated other comprehensive income	46,606	23,157

	463,976,179	436,315,913

	$515,493,920	$493,374,022

Series 43 and 44 were not formed until after March 31, 2002, therefore no comparative information has been included.

	Series 20
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$12,675,770	$14,695,373

OTHER ASSETS
Cash and cash equivalents (notes A and H)	244,384	217,550
Investments available-for-sale (notes A and G)	—	—
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	83,947	87,518
Other assets (note E)	1,199,682	1,087,346

	$14,203,783	$16,087,787

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$9,902	$—
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	3,190,282	2,699,399
Capital contributions payable (note C)	388,026	388,026

	3,588,210	3,087,425
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 at March 31, 2003 and 2002 issued and outstanding	10,839,982	13,200,923
General partner	(224,409)	(200,561)
Accumulated other comprehensive income	—	—

	10,615,573	13,000,362

	$14,203,783	$16,087,787

	Series 21
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$2,393,876	$2,929,817

OTHER ASSETS
Cash and cash equivalents (notes A and H)	211,070	237,787
Investments available-for-sale (notes A and G)	—	9,223
Notes receivable (note D)	457,639	641,542
Deferred acquisition costs (note A)	45,916	47,870
Other assets (note E)	451,825	410,611

	$3,560,326	$4,276,850

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	627,029	501,190
Capital contributions payable (note C)	457,642	641,543

	1,084,671	1,142,733
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 at March 31, 2003 and 2002 issued and outstanding	2,612,851	3,264,672
General partner	(137,196)	(130,612)
Accumulated other comprehensive income	—	57

	2,475,655	3,134,117

	$3,560,326	$4,276,850

	Series 22
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$9,514,695	$11,087,299

OTHER ASSETS
Cash and cash equivalents (notes A and H)	354,902	254,977
Investments available-for-sale (notes A and G)	—	175,011
Notes receivable (note D)	450,981	450,981
Deferred acquisition costs (note A)	144,285	150,424
Other assets (note E)	167,919	167,361

	$10,632,782	$12,286,053

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	1,634,923	1,455,331
Capital contributions payable (note C)	480,996	487,655

	2,115,919	1,942,986
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 at March 31, 2003 and 2002 issued and outstanding	8,650,776	10,457,633
General partner	(133,913)	(115,662)
Accumulated other comprehensive income	—	1,096

	8,516,863	10,343,067

	$10,632,782	$12,286,053

	Series 23
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$16,373,993	$17,726,828

OTHER ASSETS
Cash and cash equivalents (notes A and H)	167,196	176,646
Investments available-for-sale (notes A and G)	—	—
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	214,573	223,704
Other assets (note E)	269,370	269,370

	$17,025,132	$18,396,548

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	1,074,211	833,948
Capital contributions payable (note C)	117,796	117,796

	1,192,007	951,744
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 at March 31, 2003 and 2002 issued and outstanding	15,959,640	17,555,202
General partner	(126,515)	(110,398)
Accumulated other comprehensive income	—	—

	15,833,125	17,444,804

	$17,025,132	$18,396,548

	Series 24
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$9,168,660	$9,240,905

OTHER ASSETS
Cash and cash equivalents (notes A and H)	233,010	264,742
Investments available-for-sale (notes A and G)	—	213,962
Notes receivable (note D)	155,478	534,342
Deferred acquisition costs (note A)	239,807	250,011
Other assets (note E)	318,194	716,362

	$10,115,149	$11,220,324

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$39,878	$—
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	1,154,667	1,246,315
Capital contributions payable (note C)	368,239	1,214,204

	1,562,784	2,460,519
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 at March 31, 2003 and 2002 issued and outstanding	8,652,140	8,856,179
General partner	(99,775)	(97,714)
Accumulated other comprehensive income	—	1,340

	8,552,365	8,759,805

	$10,115,149	$11,220,324

	Series 25
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$15,315,756	$16,265,562

OTHER ASSETS
Cash and cash equivalents (notes A and H)	489,697	463,598
Investments available-for-sale (notes A and G)	—	258,716
Notes receivable (note D)	—	523,193
Deferred acquisition costs (note A)	240,834	251,082
Other assets (note E)	747,614	1,323,019

	$16,793,901	$19,085,170

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$30,878	$—
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	863,380	990,704
Capital contributions payable (note C)	943,704	2,073,892

	1,837,962	3,064,596
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 at March 31, 2003 and 2002 issued and outstanding	15,063,824	16,116,208
General partner	(107,885)	(97,255)
Accumulated other comprehensive income	—	1,621

	14,955,939	16,020,574

	$16,793,901	$19,085,170

	Series 26
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$23,716,013	$24,785,250

OTHER ASSETS
Cash and cash equivalents (notes A and H)	516,145	324,565
Investments available-for-sale (notes A and G)	—	—
Notes receivable (note D)	135,822	571,335
Deferred acquisition costs (note A)	422,596	439,500
Other assets (note E)	1,594,656	2,227,346

	$26,385,232	$28,347,996

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$100,683	$90
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	1,654,168	1,566,588
Capital contributions payable (note C)	1,475,380	2,197,433

	3,230,231	3,764,111
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 at March 31, 2003 and 2002 issued and outstanding	23,263,704	24,678,299
General partner	(108,703)	(94,414)
Accumulated other comprehensive income	—	—

	23,155,001	24,583,885

	$26,385,232	$28,347,996

	Series 27
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$14,645,587	$15,447,161

OTHER ASSETS
Cash and cash equivalents (notes A and H)	339,714	430,440
Investments available-for-sale (notes A and G)	—	226,453
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	351,248	366,195
Other assets (note E)	172,425	172,383

	$15,508,974	$16,642,632

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	1,240,107	1,174,903
Capital contributions payable (note C)	39,749	156,389

	1,279,856	1,331,292
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 at March 31, 2003 and 2002 issued and outstanding	14,293,274	15,363,269
General partner	(64,156)	(53,348)
Accumulated other comprehensive income	—	1,419

	14,229,118	15,311,340

	$15,508,974	$16,642,632

	Series 28
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$25,184,476	$26,355,147

OTHER ASSETS
Cash and cash equivalents (notes A and H)	304,688	510,061
Investments available-for-sale (notes A and G)	150,337	431,404
Notes receivable (note D)	638,346	775,000
Deferred acquisition costs (note A)	77,562	80,861
Other assets (note E)	353,370	2,633

	$26,708,779	$28,155,106

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	—	—
Capital contributions payable (note C)	148,783	148,783

	148,783	148,783
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 at March 31, 2003 and 2002 issued and outstanding	26,637,876	28,067,294
General partner	(78,151)	(63,713)
Accumulated other comprehensive income	271	2,742

	26,559,996	28,006,323

	$26,708,779	$28,155,106

	Series 29
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$22,450,900	$24,490,660

OTHER ASSETS
Cash and cash equivalents (notes A and H)	468,746	577,830
Investments available-for-sale (notes A and G)	49,929	227,525
Notes receivable (note D)	20,935	20,935
Deferred acquisition costs (note A)	77,761	81,073
Other assets (note E)	150,723	4,622

	$23,218,994	$25,402,645

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	422,795	209,815
Capital contributions payable (note C)	304,770	304,770

	727,565	514,585
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 at March 31, 2003 and 2002 issued and outstanding	22,605,257	24,976,414
General partner	(113,731)	(89,780)
Accumulated other comprehensive income	(97)	1,426

	22,491,429	24,888,060

	$23,218,994	$25,402,645

	Series 30
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$16,661,934	$17,826,875

OTHER ASSETS
Cash and cash equivalents (notes A and H)	121,470	256,324
Investments available-for-sale (notes A and G)	—	159,267
Notes receivable (note D)	301,842	385,438
Deferred acquisition costs (note A)	499,058	520,298
Other assets (note E)	1,773	258,095

	$17,586,077	$19,406,297

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	309	176
Capital contributions payable (note C)	134,311	528,451

	134,620	528,627
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 at March 31, 2003 and 2002 issued and outstanding	17,503,999	18,914,962
General partner	(52,542)	(38,290)
Accumulated other comprehensive income	—	998

	17,451,457	18,877,670

	$17,586,077	$19,406,297

	Series 31
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$25,656,110	$27,720,981

OTHER ASSETS
Cash and cash equivalents (notes A and H)	294,050	680,648
Investments available-for-sale (notes A and G)	—	303,367
Notes receivable (note D)	655,675	655,675
Deferred acquisition costs (note A)	—	—
Other assets (note E)	483,572	497,363

	$27,089,407	$29,858,034

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	—	33,120
Capital contributions payable (note C)	705,771	1,030,019

	705,771	1,063,139
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 at March 31, 2003 and 2002 issued and outstanding	26,499,059	28,884,324
General partner	(115,423)	(91,330)
Accumulated other comprehensive income	—	1,901

	26,383,636	28,794,895

	$27,089,407	$29,858,034

	Series 32
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$31,094,955	$32,959,161

OTHER ASSETS
Cash and cash equivalents (notes A and H)	303,823	491,354
Investments available-for-sale (notes A and G)	—	—
Notes receivable (note D)	573,581	630,673
Deferred acquisition costs (note A)	714,463	744,760
Other assets (note E)	448,301	607,309

	$33,135,123	$35,433,257

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	345,962	213,058
Capital contributions payable (note C)	936,164	1,074,248

	1,282,126	1,287,306
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 at March 31, 2003 and 2002 issued and outstanding	31,940,828	34,210,853
General partner	(87,831)	(64,902)
Accumulated other comprehensive income	—	—

	31,852,997	34,145,951

	$33,135,123	$35,433,257

	Series 33
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$17,734,775	$18,625,977

OTHER ASSETS
Cash and cash equivalents (notes A and H)	179,335	724,344
Investments available-for-sale (notes A and G)	—	—
Notes receivable (note D)	111,787	113,575
Deferred acquisition costs (note A)	641,071	668,347
Other assets (note E)	133,131	261,627

	$18,800,099	$20,393,870

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	293,402	219,438
Capital contributions payable (note C)	202,285	751,366

	495,687	970,804
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 at March 31, 2003 and 2002 issued and outstanding	18,347,148	19,454,616
General partner	(42,736)	(31,550)
Accumulated other comprehensive income	—	—

	18,304,412	19,423,066

	$18,800,099	$20,393,870

	Series 34
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$22,240,109	$23,851,276

OTHER ASSETS
Cash and cash equivalents (notes A and H)	286,228	382,970
Investments available-for-sale (notes A and G)	—	—
Notes receivable (note D)	3,547	164,562
Deferred acquisition costs (note A)	1,018,828	1,062,184
Other assets (note E)	—	493,688

	$23,548,712	$25,954,680

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	596,996	303,802
Capital contributions payable (note C)	95,968	807,004

	692,964	1,110,806
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 at March 31, 2003 and 2002 issued and outstanding	22,927,581	24,895,844
General partner	(71,833)	(51,970)
Accumulated other comprehensive income	—	—

	22,855,748	24,843,874

	$23,548,712	$25,954,680

	Series 35
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$19,767,681	$20,932,858

OTHER ASSETS
Cash and cash equivalents (notes A and H)	581,040	708,626
Investments available-for-sale (notes A and G)	—	611,447
Notes receivable (note D)	322,784	918,319
Deferred acquisition costs (note A)	2,887,248	3,010,116
Other assets (note E)	203,170	228,480

	$23,761,923	$26,409,846

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	72,122	76,932
Capital contributions payable (note C)	603,740	1,716,237

	675,862	1,793,169
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 at March 31, 2003 and 2002 issued and outstanding	23,137,225	24,652,271
General partner	(51,164)	(35,861)
Accumulated other comprehensive income	—	267

	23,086,061	24,616,677

	$23,761,923	$26,409,846

	Series 36
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$12,486,013	$13,473,738

OTHER ASSETS
Cash and cash equivalents (notes A and H)	96,390	45,839
Investments available-for-sale (notes A and G)	—	—
Notes receivable (note D)	322,784	322,784
Deferred acquisition costs (note A)	1,982,467	2,066,827
Other assets (note E)	338,833	407,465

	$15,226,487	$16,316,653

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$6,669
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	457,898	290,825
Capital contributions payable (note C)	680,429	680,429

	1,138,327	977,923
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,837 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,837 at March 31, 2003 and 2002 issued and outstanding	14,125,942	15,364,006
General partner	(37,782)	(25,276)
Accumulated other comprehensive income	—	—

	14,088,160	15,338,730

	$15,226,487	$16,316,653

	Series 37
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$16,153,757	$17,469,596

OTHER ASSETS
Cash and cash equivalents (notes A and H)	305,836	559,002
Investments available-for-sale (notes A and G)	—	—
Notes receivable (note D)	1,810,486	1,814,211
Deferred acquisition costs (note A)	2,204,852	2,294,151
Other assets (note E)	219,635	345,617

	$20,694,566	$22,482,577

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$100,000
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	258,632	81,688
Capital contributions payable (note C)	1,944,309	2,165,429

	2,202,941	2,347,117
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 at March 31, 2003 and 2002 issued and outstanding	18,522,272	20,149,669
General partner	(30,647)	(14,209)
Accumulated other comprehensive income	—	—

	18,491,625	20,135,460

	$20,694,566	$22,482,577

	Series 38
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$16,658,700	$17,632,089

OTHER ASSETS
Cash and cash equivalents (notes A and H)	155,345	644,013
Investments available-for-sale (notes A and G)	—	502,334
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	2,493,427	2,588,159
Other assets (note E)	85,396	130,369

	$19,392,868	$21,496,964

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	233,429	69,025
Capital contributions payable (note C)	135,173	1,232,066

	368,602	1,301,091
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 at March 31, 2003 and 2002, are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 at March 31, 2003 and 2002, issued and outstanding	19,052,308	20,211,572
General partner	(28,042)	(16,332)
Accumulated other comprehensive income	—	633

	19,024,266	20,195,873

	$19,392,868	$21,496,964

	Series 39
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$14,730,373	$16,095,151

OTHER ASSETS
Cash and cash equivalents (notes A and H)	49,200	532,334
Investments available-for-sale (notes A and G)	—	27,025
Notes receivable (note D)	—	543,567
Deferred acquisition costs (note A)	2,304,288	2,390,716
Other assets (note E)	299,374	902,108

	$17,383,235	$20,490,901

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	187,645	50,845
Capital contributions payable (note C)	161,805	2,065,285

	349,450	2,116,130
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,152 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,152 at March 31, 2003 and 2002 issued and outstanding	17,059,889	18,387,300
General partner	(26,104)	(12,696)
Accumulated other comprehensive income	—	167

	17,033,785	18,374,771

	$17,383,235	$20,490,901

	Series 40
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$18,256,397	$18,540,930

OTHER ASSETS
Cash and cash equivalents (notes A and H)	97,331	795,646
Investments available-for-sale (notes A and G)	—	1,918,956
Notes receivable (note D)	312,318	1,321,601
Deferred acquisition costs (note A)	2,789,041	2,812,641
Other assets (note E)	312,625	46,216

	$21,767,712	$25,435,990

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$37,533	$67,062
Line of credit (note I)	—	—
Accounts payable - affiliates (note B)	414,409	125,733
Capital contributions payable (note C)	651,411	3,449,417

	1,103,353	3,642,212
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 at March 31, 2003 and 2002, are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 at March 31, 2003 and 2002, issued and outstanding	20,682,658	21,789,671
General partner	(18,299)	(7,089)
Accumulated other comprehensive income	—	11,196

	20,664,359	21,793,778

	$21,767,712	$25,435,990

	Series 41
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$19,421,142	$20,029,680

OTHER ASSETS
Cash and cash equivalents (notes A and H)	930,843	8,231,905
Investments available-for-sale (notes A and G)	496,399	2,409,803
Notes receivable (note D)	372,883	6,058,498
Deferred acquisition costs (note A)	3,047,101	3,186,688
Other assets (note E)	1,320,885	895,834

	$25,589,253	$40,812,408

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$2,800	$105,274
Line of credit (note I)	—	3,010,000
Accounts payable - affiliates (note B)	378,757	78,897
Capital contributions payable (note C)	2,284,064	12,919,212

	2,665,621	16,113,383
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 at March 31, 2003 and 2002 issued and outstanding	22,944,988	24,703,570
General partner	(21,323)	(2,839)
Accumulated other comprehensive income	(33)	(1,706)

	22,923,632	24,699,025

	$25,589,253	$40,812,408

	Series 42
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$19,580,498	$2,675,537

OTHER ASSETS
Cash and cash equivalents (notes A and H)	1,528,577	1,439,240
Investments available-for-sale (notes A and G)	3,524,918	—
Notes receivable (note D)	3,361,150	1,290,000
Deferred acquisition costs (note A)	3,044,611	720,546
Other assets (note E)	1,039,347	2,856,111

	$32,079,101	$8,981,434

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$1,038	$618,460
Line of credit (note I)	—	2,698,074
Accounts payable - affiliates (note B)	264,878	6,034
Capital contributions payable (note C)	8,777,237	2,075,060

	9,043,153	5,397,628
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 and 457,776 at March 31, 2003 and 2002 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 and 457,776 at March 31, 2003 and 2002 issued and outstanding	22,997,666	3,584,909
General partner	(6,317)	(1,103)
Accumulated other comprehensive income	44,599	—

	23,035,948	3,583,806

	$32,079,101	$8,981,434

Series 43
2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$18,349,599

OTHER ASSETS
Cash and cash equivalents (notes A and H)	11,183,205
Investments available-for-sale (notes A and G)	1,796,797
Notes receivable (note D)	3,361,995
Deferred acquisition costs (note A)	3,706,564
Other assets (note E)	2,762,634

$41,160,794

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$111,966
Line of credit (note I)	—
Accounts payable - affiliates (note B)	97,417
Capital contributions payable (note C)	9,830,712

10,040,095
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 at March 31, 2003 are issued and outstanding to the assignees	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 at March 31, 2003 issued and outstanding	31,123,737
General partner	(4,904)
Accumulated other comprehensive income	1,866

31,120,699

$41,160,794

Series 43 and 44 were not formed until after March 31, 2002, therefore no comparative information has been included.

Series 44
2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$4,651,676

OTHER ASSETS
Cash and cash equivalents (notes A and H)	6,439,937
Investments available-for-sale (notes A and G)	—
Notes receivable (note D)	1,363,915
Deferred acquisition costs (note A)	1,586,366
Other assets (note E)	83,617

$14,125,511

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$755,429
Line of credit (note I)	—
Accounts payable - affiliates (note B)	65,027
Capital contributions payable (note C)	3,030,725

3,851,181
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 94,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,708,836 at March 31, 2003 are issued and outstanding to the assignees	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,708,836 at March 31, 2003 issued and outstanding	10,275,480
General partner	(1,150)
Accumulated other comprehensive income	—

10,274,330

$14,125,511

Series 43 and 44 were not formed until after March 31, 2002, therefore no comparative information has been included.

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

	Total
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$1,039,697	$884,348	$2,433,397
Miscellaneous	71,537	42,091	45,188

	1,111,234	926,439	2,478,585

Share of losses from operating limited partnerships (note A)	(26,840,274)	(30,093,432)	(27,258,366)

Expenses
Fund management fee (note B)	5,283,658	4,762,222	4,759,655
Amortization (note A)	881,921	603,339	520,593
General and administrative expenses (note B)	949,645	893,561	947,534
Professional fees	583,813	634,694	489,423
Impairment loss	770,199	—	—
Organization expense (note A)	164,728	183,946	154,973

	8,633,964	7,077,762	6,872,178

NET LOSS (note A)	$(34,363,004)	$(36,244,755)	$(31,651,959)

Net loss allocated to general partner	$(343,627)	$(362,447)	$(316,520)

Net loss allocated to assignees	$(34,019,377)	$(35,882,308)	$(31,335,439)

Net loss per BAC	$(0.49)	$(0.54)	$(0.52)

Series 41 and 42 were not formed until after March 31, 2001, therefore only two periods of comparative information has been included.  Series 43 and 44 were not formed until after March 31, 2002, therefore no comparative information has been included.

	Series 20
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$1,533	$2,236	$4,185
Miscellaneous	6,986	5,936	4,650

	8,519	8,172	8,835

Share of losses from operating limited partnerships (note A)	(2,005,043)	(2,032,664)	(1,998,506)

Expenses
Fund management fee (note B)	315,994	299,467	320,496
Amortization (note A)	3,571	3,573	3,572
General and administrative expenses (note B)	39,104	33,731	31,041
Professional fees	29,596	26,567	21,601
Impairment loss	—	—	—
Organization expense (note A)	—	—	—

	388,265	363,338	376,710

NET LOSS (note A)	$(2,384,789)	$(2,387,830)	$(2,366,381)

Net loss allocated to general partner	$(23,848)	$(23,878)	$(23,664)

Net loss allocated to assignees	$(2,360,941)	$(2,363,952)	$(2,342,717)

Net loss per BAC	$(0.61)	$(0.61)	$(0.61)

	Series 21
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$34,360	$8,761	$42,540
Miscellaneous	3,000	4,800	150

	37,360	13,561	42,690

Share of losses from operating limited partnerships (note A)	(453,916)	(2,720,700)	(885,755)

Expenses
Fund management fee (note B)	179,015	218,756	202,560
Amortization (note A)	1,954	1,953	1,954
General and administrative expenses (note B)	22,567	24,649	22,730
Professional fees	38,313	24,159	17,091
Impairment loss	—	—	—
Organization expense (note A)	—	—	—

	241,849	269,517	244,335

NET LOSS (note A)	$(658,405)	$(2,976,656)	$(1,087,400)

Net loss allocated to general partner	$(6,584)	$(29,767)	$(10,874)

Net loss allocated to assignees	$(651,821)	$(2,946,889)	$(1,076,526)

Net loss per BAC	$(0.34)	$(1.57)	$(0.57)

	Series 22
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$14,456	$12,263	$24,514
Miscellaneous	6,050	3,150	3,450

	20,506	15,413	27,964

Share of losses from operating limited partnerships (note A)	(1,154,777)	(1,429,401)	(1,225,393)

Expenses
Fund management fee (note B)	214,068	215,442	233,351
Amortization (note A)	6,139	6,140	6,140
General and administrative expenses (note B)	40,292	30,451	26,055
Professional fees	25,647	27,361	21,676
Impairment loss	404,691	—	—
Organization expense (note A)	—	—	—

	690,837	279,394	287,222

NET LOSS (note A)	$(1,825,108)	$(1,693,382)	$(1,484,651)

Net loss allocated to general partner	$(18,251)	$(16,934)	$(14,847)

Net loss allocated to assignees	$(1,806,857)	$(1,676,448)	$(1,469,804)

Net loss per BAC	$(0.70)	$(0.65)	$(0.57)

	Series 23
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$918	$4,117	$8,491
Miscellaneous	3,300	4,500	4,289

	4,218	8,617	12,780

Share of losses from operating limited partnerships (note A)	(1,347,032)	(1,381,392)	(1,137,319)

Expenses
Fund management fee (note B)	197,700	194,492	200,200
Amortization (note A)	9,131	9,130	7,688
General and administrative expenses (note B)	35,878	32,789	28,745
Professional fees	26,156	25,058	19,767
Impairment loss	—	—	—
Organization expense (note A)	—	—	—

	268,865	261,469	256,400

NET LOSS (note A)	$(1,611,679)	$(1,634,244)	$(1,380,939)

Net loss allocated to general partner	$(16,117)	$(16,342)	$(13,809)

Net loss allocated to assignees	$(1,595,562)	$(1,617,902)	$(1,367,130)

Net loss per BAC	$(0.48)	$(0.49)	$(0.41)

	Series 24
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$110,591	$14,372	$21,739
Miscellaneous	3,847	—	5,700

	114,438	14,372	27,439

Share of losses from operating limited partnerships (note A)	(62,763)	(1,716,153)	(1,528,706)

Expenses
Fund management fee (note B)	192,817	208,943	199,421
Amortization (note A)	10,204	10,205	10,205
General and administrative expenses (note B)	28,847	29,367	25,943
Professional fees	25,907	51,402	40,466
Impairment loss	—	—	—
Organization expense (note A)	—	—	—

	257,775	299,917	276,035

NET LOSS (note A)	$(206,100)	$(2,001,698)	$(1,777,302)

Net loss allocated to general partner	$(2,061)	$(20,017)	$(17,773)

Net loss allocated to assignees	$(204,039)	$(1,981,681)	$(1,759,529)

Net loss per BAC	$(0.09)	$(0.91)	$(0.81)

	Series 25
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$161,872	$18,584	$75,561
Miscellaneous	8,100	—	—

	169,972	18,584	75,561

Share of losses from operating limited partnerships (note A)	(921,532)	(1,274,826)	(1,297,955)

Expenses
Fund management fee (note B)	229,568	229,126	242,146
Amortization (note A)	15,218	15,218	15,218
General and administrative expenses (note B)	36,622	32,637	29,765
Professional fees	30,046	24,667	31,335
Impairment loss	—	—	—
Organization expense (note A)	—	—	—

	311,454	301,648	318,464

NET LOSS (note A)	$(1,063,014)	$(1,557,890)	$(1,540,858)

Net loss allocated to general partner	$(10,630)	$(15,579)	$(15,409)

Net loss allocated to assignees	$(1,052,384)	$(1,542,311)	$(1,525,449)

Net loss per BAC	$(0.35)	$(0.51)	$(0.50)

	Series 26
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$111,683	$4,287	$57,264
Miscellaneous	6,900	—	11,850

	118,583	4,287	69,114

Share of losses from operating limited partnerships (note A)	(1,054,359)	(1,829,836)	(2,038,026)

Expenses
Fund management fee (note B)	367,525	350,204	368,280
Amortization (note A)	16,904	17,939	17,650
General and administrative expenses (note B)	55,614	36,237	32,559
Professional fees	53,065	34,474	32,596
Impairment loss	—	—	—
Organization expense (note A)	—	—	—

	493,108	438,854	451,085

NET LOSS (note A)	$(1,428,884)	$(2,264,403)	$(2,419,997)

Net loss allocated to general partner	$(14,289)	$(22,644)	$(24,200)

Net loss allocated to assignees	$(1,414,595)	$(2,241,759)	$(2,395,797)

Net loss per BAC	$(0.35)	$(0.56)	$(0.60)

	Series 27
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$19,621	$18,493	$76,968
Miscellaneous	23,454	23,705	—

	43,075	42,198	76,968

Share of losses from operating limited partnerships (note A)	(782,076)	(293,465)	(595,643)

Expenses
Fund management fee (note B)	275,028	269,712	288,374
Amortization (note A)	15,655	15,655	15,655
General and administrative expenses (note B)	28,530	28,204	23,693
Professional fees	22,589	33,530	18,381
Impairment loss	—	—	—
Organization expense (note A)	—	—	—

	341,802	347,101	346,103

NET LOSS (note A)	$(1,080,803)	$(598,368)	$(864,778)

Net loss allocated to general partner	$(10,808)	$(5,984)	$(8,648)

Net loss allocated to assignees	$(1,069,995)	$(592,384)	$(856,130)

Net loss per BAC	$(0.43)	$(0.24)	$(0.35)

	Series 28
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$58,188	$63,990	$164,915
Miscellaneous	9,900	—	—

	68,088	63,990	164,915

Share of losses from operating limited partnerships (note A)	(1,131,178)	(1,503,553)	(1,714,275)

Expenses
Fund management fee (note B)	299,403	278,658	322,781
Amortization (note A)	3,299	3,300	3,300
General and administrative expenses (note B)	43,079	43,906	43,289
Professional fees	34,985	36,661	32,037
Impairment loss	—	—	—
Organization expense (note A)	—	—	—

	380,766	362,525	401,407

NET LOSS (note A)	$(1,443,856)	$(1,802,088)	$(1,950,767)

Net loss allocated to general partner	$(14,438)	$(18,021)	$(19,508)

Net loss allocated to assignees	$(1,429,418)	$(1,784,067)	$(1,931,259)

Net loss per BAC	$(0.36)	$(0.45)	$(0.48)

	Series 29
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$25,181	$44,936	$95,276
Miscellaneous	—	—	—

	25,181	44,936	95,276

Share of losses from operating limited partnerships (note A)	(1,671,213)	(2,116,714)	(2,074,428)

Expenses
Fund management fee (note B)	305,896	277,424	315,514
Amortization (note A)	3,312	3,312	3,277
General and administrative expenses (note B)	41,237	39,496	47,198
Professional fees	33,123	29,140	24,841
Impairment loss	365,508	—	—
Organization expense (note A)	—	—	—

	749,076	349,372	390,830

NET LOSS (note A)	$(2,395,108)	$(2,421,150)	$(2,369,982)

Net loss allocated to general partner	$(23,951)	$(24,211)	$(23,700)

Net loss allocated to assignees	$(2,371,157)	$(2,396,939)	$(2,346,282)

Net loss per BAC	$(0.59)	$(0.60)	$(0.59)

	Series 30
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$13,261	$39,414	$184,266
Miscellaneous	—	—	—

	13,261	39,414	184,266

Share of losses from operating limited partnerships (note A)	(1,158,391)	(1,085,876)	(1,177,274)

Expenses
Fund management fee (note B)	208,865	142,376	187,698
Amortization (note A)	21,240	21,240	21,209
General and administrative expenses (note B)	28,417	28,859	54,788
Professional fees	21,563	59,314	27,130
Impairment loss	—	—	—
Organization expense (note A)	—	—	—

	280,085	251,789	290,825

NET LOSS (note A)	$(1,425,215)	$(1,298,251)	$(1,283,833)

Net loss allocated to general partner	$(14,252)	$(12,983)	$(12,838)

Net loss allocated to assignees	$(1,410,963)	$(1,285,268)	$(1,270,995)

Net loss per BAC	$(0.53)	$(0.48)	$(0.48)

	Series 31
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$19,248	$67,579	$127,556
Miscellaneous	—	—	14,123

	19,248	67,579	141,679

Share of losses from operating limited partnerships (note A)	(2,057,441)	(2,172,471)	(2,698,823)

Expenses
Fund management fee (note B)	298,940	309,298	336,774
Amortization (note A)	—	—	—
General and administrative expenses (note B)	40,941	40,509	57,045
Professional fees	31,284	34,988	28,307
Impairment loss	—	—	—
Organization expense (note A)	—	—	—

	371,165	384,795	422,126

NET LOSS (note A)	$(2,409,358)	$(2,489,687)	$(2,979,270)

Net loss allocated to general partner	$(24,093)	$(24,897)	$(29,792)

Net loss allocated to assignees	$(2,385,265)	$(2,464,790)	$(2,949,478)

Net loss per BAC	$(0.54)	$(0.56)	$(0.67)

	Series 32
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$29,408	$46,041	$316,656
Miscellaneous	—	—	—

	29,408	46,041	316,656

Share of losses from operating limited partnerships (note A)	(1,894,224)	(2,062,829)	(2,669,373)

Expenses
Fund management fee (note B)	313,404	295,155	323,500
Amortization (note A)	36,624	36,625	36,303
General and administrative expenses (note B)	43,001	48,211	77,531
Professional fees	35,109	32,336	31,887
Impairment loss	—	—	—
Organization expense (note A)	—	—	—

	428,138	412,327	469,221

NET INCOME (LOSS) (note A)	$(2,292,954)	$(2,429,115)	$(2,821,938)

Net income (loss) allocated to general partner	$(22,929)	$(24,291)	$(28,219)

Net income (loss) allocated to assignees	$(2,270,025)	$(2,404,824)	$(2,793,719)

Net income (loss) per BAC	$(0.48)	$(0.51)	$(0.59)

	Series 33
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$1,841	$21,827	$197,659
Miscellaneous	—	—	—

	1,841	21,827	197,659

Share of losses from operating limited partnerships (note A)	(892,301)	(1,059,178)	(1,294,005)

Expenses
Fund management fee (note B)	155,906	131,568	166,360
Amortization (note A)	27,276	27,266	27,066
General and administrative expenses (note B)	28,731	30,020	72,226
Professional fees	16,281	33,739	22,136
Impairment loss	—	—	—
Organization expense (note A)	—	—	—

	228,194	222,593	287,788

NET INCOME (LOSS) (note A)	$(1,118,654)	$(1,259,944)	$(1,384,134)

Net income (loss) allocated to general partner	$(11,186)	$(12,599)	$(13,841)

Net income (loss) allocated to assignees	$(1,107,468)	$(1,247,345)	$(1,370,293)

Net income (loss) per BAC	$(0.42)	$(0.47)	$(0.52)

	Series 34
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$2,482	$5,402	$124,513
Miscellaneous	—	—	976

	2,482	5,402	125,489

Share of losses from operating limited partnerships (note A)	(1,610,062)	(1,760,695)	(2,140,987)

Expenses
Fund management fee (note B)	281,041	255,289	284,285
Amortization (note A)	43,938	43,940	44,236
General and administrative expenses (note B)	34,789	40,889	56,620
Professional fees	18,971	17,838	23,855
Impairment loss	—	—	—
Organization expense (note A)	—	—	—

	378,739	357,956	408,996

NET INCOME (LOSS) (note A)	$(1,986,319)	$(2,113,249)	$(2,424,494)

Net income (loss) allocated to general partner	$(19,863)	$(21,132)	$(24,245)

Net income (loss) allocated to assignees	$(1,966,456)	$(2,092,117)	$(2,400,249)

Net income (loss) per BAC	$(0.56)	$(0.59)	$(0.68)

	Series 35
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$56,678	$81,661	$236,430
Miscellaneous	—	—	—

	56,678	81,661	236,430

Share of losses from operating limited partnerships (note A)	(1,198,689)	(875,205)	(1,875,497)

Expenses
Fund management fee (note B)	214,873	226,671	215,860
Amortization (note A)	129,236	129,251	128,479
General and administrative expenses (note B)	33,099	48,714	98,387
Professional fees	11,130	13,492	24,245
Impairment loss	—	—	—
Organization expense (note A)	—	—	—

	388,338	418,128	466,971

NET LOSS (note A)	$(1,530,349)	$(1,211,672)	$(2,106,038)

Net loss allocated to general partner	$(15,303)	$(12,117)	$(21,060)

Net loss allocated to assignees	$(1,515,046)	$(1,199,555)	$(2,084,978)

Net loss per BAC	$(0.46)	$(0.36)	$(0.63)

	Series 36
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$9,488	$9,428	$83,521
Miscellaneous	—	—	—

	9,488	9,428	83,521

Share of losses from operating limited partnerships (note A)	(982,302)	(1,268,122)	(457,746)

Expenses
Fund management fee (note B)	150,871	139,721	160,756
Amortization (note A)	88,463	88,463	86,996
General and administrative expenses (note B)	22,593	31,702	37,943
Professional fees	15,829	11,156	33,140
Impairment loss	—	—	—
Organization expense (note A)	—	—	—

	277,756	271,042	318,835

NET LOSS (note A)	$(1,250,570)	$(1,529,736)	$(693,060)

Net loss allocated to general partner	$(12,506)	$(15,297)	$(6,931)

Net loss allocated to assignees	$(1,238,064)	$(1,514,439)	$(686,129)

Net loss per BAC	$(0.59)	$(0.72)	$(0.33)

	Series 37
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$3,813	$11,642	$331,766
Miscellaneous	—	—	—

	3,813	11,642	331,766

Share of losses from operating limited partnerships (note A)	(1,337,643)	(750,493)	(318,507)

Expenses
Fund management fee (note B)	171,945	167,806	141,045
Amortization (note A)	94,823	94,713	91,645
General and administrative expenses (note B)	27,439	37,592	72,810
Professional fees	15,798	12,498	23,622
Impairment loss	—	—	—
Organization expense (note A)	—	—	—

	310,005	312,609	329,122

NET LOSS (note A)	$(1,643,835)	$(1,051,460)	$(315,863)

Net loss allocated to general partner	$(16,438)	$(10,515)	$(3,159)

Net loss allocated to assignees	$(1,627,397)	$(1,040,945)	$(312,704)

Net loss per BAC	$(0.65)	$(0.41)	$(0.12)

	Series 38
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Income
Interest income	$14,985	$92,319	$207,525
Miscellaneous	—	—	—

	14,985	92,319	207,525

Share of losses from operating limited partnerships (note A)	(892,478)	(1,230,809)	(133,908)

Expenses
Fund management fee (note B)	144,604	157,190	162,131
Amortization (note A)	98,914	50,939	—
General and administrative expenses (note B)	32,173	43,789	46,242
Professional fees	17,790	15,101	11,217
Impairment loss	—	—	—
Organization expense (note A)	—	—	—

	293,481	267,019	219,590

NET LOSS (note A)	$(1,170,974)	$(1,405,509)	$(145,973)

Net loss allocated to general partner	$(11,710)	$(14,055)	$(1,460)

Net loss allocated to assignees	$(1,159,264)	$(1,391,454)	$(144,513)

Net loss per BAC	$(0.46)	$(0.55)	$(0.07)

	Series 39
	March 31, 2003	March 31, 2002	Period August 1, 2000 (date of inception) through March 31, 2001
Income
Interest income	$2,441	$116,518	$49,735
Miscellaneous	—	—	—

	2,441	116,518	49,735

Share of income (losses) from operating limited partnerships (note A)	(1,093,075)	(996,269)	3,760

Expenses
Fund management fee (note B)	115,714	136,795	88,123
Amortization (note A)	90,324	24,477	—
General and administrative expenses (note B)	23,140	61,793	48,374
Professional fees	21,007	24,031	3,564
Impairment loss	—	—	—
Organization expense (note A)	—	—	56,271

	250,185	247,096	196,332

NET LOSS (note A)	$(1,340,819)	$(1,126,847)	$(142,837)

Net loss allocated to general partner	$(13,408)	$(11,268)	$(1,428)

Net loss allocated to assignees	$(1,327,411)	$(1,115,579)	$(141,409)

Net loss per BAC	$(0.58)	$(0.49)	$(0.11)

	Series 40
	March 31, 2003	March 31, 2002	Period February 1, 2001 (date of inception) through March 31, 2001
Income
Interest income	$119,938	$147,345	$2,317
Miscellaneous	—	—	—

	119,938	147,345	2,317

Share of losses from operating limited partnerships (note A)	(986,508)	(438,656)	—

Expenses
Fund management fee (note B)	145,292	167,367	—
Amortization (note A)	32,319	—	—
General and administrative expenses (note B)	49,928	81,747	14,550
Professional fees	26,916	29,025	529
Impairment loss	—	—	—
Organization expense (note A)	—	27,936	98,702

	254,455	306,075	113,781

NET LOSS (note A)	$(1,121,025)	$(597,386)	$(111,464)

Net loss allocated to general partner	$(11,210)	$(5,974)	$(1,115)

Net loss allocated to assignees	$(1,109,815)	$(591,412)	$(110,349)

Net loss per BAC	$(0.42)	$(0.28)	$(0.91)

	Series 41
	March 31, 2003	Period August 1, 2001 (date of inception) through March 31, 2002
Income
Interest income	$74,991	$52,147
Miscellaneous	—	—

	74,991	52,147

Share of losses from operating limited partnerships (note A)	(1,443,650)	(94,125)

Expenses
Fund management fee (note B)	258,137	90,762
Amortization (note A)	133,377	—
General and administrative expenses (note B)	70,134	53,115
Professional fees	18,078	20,518
Impairment loss	—	—
Organization expense (note A)	—	77,550

	479,726	241,945

NET LOSS (note A)	$(1,848,385)	$(283,923)

Net loss allocated to general partner	$(18,484)	$(2,839)

Net loss allocated to assignees	$(1,829,901)	$(281,084)

Net loss per BAC	$(0.63)	$(0.18)

Series 41 and 42 were not formed until after March 31, 2001, therefore only two periods of comparative information has been included.

	Series 42
	March 31, 2003	Period February 1, 2002 (date of inception) through March 31, 2002
Income
Interest income	$121,043	$986
Miscellaneous	—	—

	121,043	986

Share of losses from operating limited partnerships (note A)	(404,748)	—

Expenses
Fund management fee (note B)	143,388	—
Amortization (note A)	—	—
General and administrative expenses (note B)	63,702	15,154
Professional fees	10,616	17,639
Impairment loss	—	—
Organization expense (note A)	20,000	78,460

	237,706	111,253

NET LOSS (note A)	$(521,411)	$(110,267)

Net loss allocated to general partner	$(5,214)	$(1,103)

Net loss allocated to assignees	$(516,197)	$(109,164)

Net loss per BAC	$(0.32)	$(0.58)

Series 41 and 42 were not formed until after March 31, 2001, therefore only two periods of comparative information has been included.

Series 43
Period August 1, 2002 (date of inception) through March 31, 2003
Income
Interest income	$30,298
Miscellaneous	—

30,298

Share of losses from operating limited partnerships (note A)	(304,873)

Expenses
Fund management fee (note B)	97,417
Amortization (note A)	—
General and administrative expenses (note B)	57,242
Professional fees	3,772
Impairment loss	—
Organization expense (note A)	57,364

215,795

NET LOSS (note A)	$(490,370)

Net loss allocated to general partner	$(4,904)

Net loss allocated to assignees	$(485,466)

Net loss per BAC	$(0.54)

Series 43 and 44 were not formed until after March 31, 2002, therefore no comparative information has been included.

Series 44
Period January 1, 2003 (date of inception) through March 31, 2003
Income
Interest income	$1,379
Miscellaneous	—

1,379

Share of losses from operating limited partnerships (note A)	—

Expenses
Fund management fee (note B)	6,247
Amortization (note A)	—
General and administrative expenses (note B)	22,546
Professional fees	242
Impairment loss	—
Organization expense (note A)	87,364

116,399

NET LOSS (note A)	$(115,020)

Net loss allocated to general partner	$(1,150)

Net loss allocated to assignees	$(113,870)

Net loss per BAC	$(1.62)

Series 43 and 44 were not formed until after March 31, 2002, therefore no comparative information has been included.

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

Years ended March 31, 2003, 2002 and 2001

Total	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$416,025,620	$(767,937)	$830,515		$416,088,198

Capital contributions	47,265,000	—	—		47,265,000

Selling commissions and registration costs	(6,852,583)	—	—		(6,852,583)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(31,335,439)	(316,520)	—	$(31,651,959)	(31,651,959)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(746,571)	(746,571)	(746,571)

Total comprehensive income (loss)				$(32,398,530)

Partners’ capital (deficit), March 31, 2001	425,102,598	(1,084,457)	83,944		424,102,085

Capital contributions	56,387,270	—	—		56,387,270

Selling commissions and registration costs	(7,867,900)	—	—		(7,867,900)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(35,882,308)	(362,447)	—	$(36,244,755)	(36,244,755)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(60,787)	(60,787)	(60,787)

Total comprehensive income (loss)				$(36,305,542)

Partners’ capital (deficit), March 31, 2002	437,739,660	(1,446,904)	23,157		436,315,913

Capital contributions	72,035,700	—	—		72,035,700

Selling commissions and registration costs	(10,035,879)	—	—		(10,035,879)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(34,019,377)	(343,627)	—	$(34,363,004)	(34,363,004)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	23,449	23,449	23,449

Total comprehensive income (loss)				$(34,339,555)

Partners’ capital (deficit), March 31, 2003	$465,720,104	$(1,790,531)	$46,606		$463,976,179

Series 41 and 42 were not formed until after March 31, 2001, therefore only two periods of comparative information has been included.  Series 43 and 44 were not formed until after March 31, 2002, therefore no comparative information has been included.

Series 20	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$17,907,592	$(153,019)	$—		$17,754,573

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,342,717)	(23,664)	—	$(2,366,381)	(2,366,381)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,366,381)

Partners’ capital (deficit), March 31, 2001	15,564,875	(176,683)	—		15,388,192

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,363,952)	(23,878)	—	$(2,387,830)	(2,387,830)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,387,830)

Partners’ capital (deficit), March 31, 2002	13,200,923	(200,561)	—		13,000,362

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,360,941)	(23,848)	—	$(2,384,789)	(2,384,789)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,384,789)

Partners’ capital (deficit), March 31, 2003	$10,839,982	$(224,409)	$—		$10,615,573

Series 21	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$7,288,087	$(89,971)	$18,464		$7,216,580

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,076,526)	(10,874)	—	$(1,087,400)	(1,087,400)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(17,268)	(17,268)	(17,268)

Total comprehensive income (loss)				$(1,104,668)

Partners’ capital (deficit), March 31, 2001	6,211,561	(100,845)	1,196		6,111,912

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,946,889)	(29,767)	—	$(2,976,656)	(2,976,656)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,139)	(1,139)	(1,139)

Total comprehensive income (loss)				$(2,977,795)

Partners’ capital (deficit), March 31, 2002	3,264,672	(130,612)	57		3,134,117

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(651,821)	(6,584)	—	$(658,405)	(658,405)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(57)	(57)	(57)

Total comprehensive income (loss)				$(658,462)

Partners’ capital (deficit), March 31, 2003	$2,612,851	$(137,196)	$—		$2,475,655

Series 22	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$13,603,885	$(83,881)	$9,776		$13,529,780

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,469,804)	(14,847)	—	$(1,484,651)	(1,484,651)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(9,125)	(9,125)	(9,125)

Total comprehensive income (loss)				$(1,493,776)

Partners’ capital (deficit), March 31, 2001	12,134,081	(98,728)	651		12,036,004

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,676,448)	(16,934)	—	$(1,693,382)	(1,693,382)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	445	445	445

Total comprehensive income (loss)				$(1,692,937)

Partners’ capital (deficit), March 31, 2002	10,457,633	(115,662)	1,096		10,343,067

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,806,857)	(18,251)	—	$(1,825,108)	(1,825,108)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,096)	(1,096)	(1,096)

Total comprehensive income (loss)				$(1,826,204)

Partners’ capital (deficit), March 31, 2003	$8,650,776	$(133,913)	$—		$8,516,863

Series 23	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$20,540,234	$(80,247)	$—		$20,459,987

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,367,130)	(13,809)	—	$(1,380,939)	(1,380,939)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,380,939)

Partners’ capital (deficit), March 31, 2001	19,173,104	(94,056)	—		19,079,048

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,617,902)	(16,342)	—	$(1,634,244)	(1,634,244)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,634,244)

Partners’ capital (deficit), March 31, 2002	17,555,202	(110,398)	—		17,444,804

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,595,562)	(16,117)	—	$(1,611,679)	(1,611,679)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,611,679)

Partners’ capital (deficit), March 31, 2003	$15,959,640	$(126,515)	$—		$15,833,125

Series 24	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$12,597,389	$(59,924)	$8,292		$12,545,757

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,759,529)	(17,773)	—	$(1,777,302)	(1,777,302)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(7,499)	(7,499)	(7,499)

Total comprehensive income (loss)				$(1,784,801)

Partners’ capital (deficit), March 31, 2001	10,837,860	(77,697)	793		10,760,956

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,981,681)	(20,017)	—	$(2,001,698)	(2,001,698)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	547	547	547

Total comprehensive income (loss)				$(2,001,151)

Partners’ capital (deficit), March 31, 2002	8,856,179	(97,714)	1,340		8,759,805

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(204,039)	(2,061)	—	$(206,100)	(206,100)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,340)	(1,340)	(1,340)

Total comprehensive income (loss)				$(207,440)

Partners’ capital (deficit), March 31, 2003	$8,652,140	$(99,775)	$—		$8,552,365

Series 25	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$19,183,968	$(66,267)	$18,997		$19,136,698

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,525,449)	(15,409)	—	$(1,540,858)	(1,540,858)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(18,032)	(18,032)	(18,032)

Total comprehensive income (loss)				$(1,558,890)

Partners’ capital (deficit), March 31, 2001	17,658,519	(81,676)	965		17,577,808

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,542,311)	(15,579)	—	$(1,557,890)	(1,557,890)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	656	656	656

Total comprehensive income (loss)				$(1,557,234)

Partners’ capital (deficit), March 31, 2002	16,116,208	(97,255)	1,621		16,020,574

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,052,384)	(10,630)	—	$(1,063,014)	(1,063,014)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,621)	(1,621)	(1,621)

Total comprehensive income (loss)				$(1,064,635)

Partners’ capital (deficit), March 31, 2003	$15,063,824	$(107,885)	$—		$14,955,939

Series 26	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$29,315,855	$(47,570)	$7,044		$29,275,329

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,395,797)	(24,200)	—	$(2,419,997)	(2,419,997)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(7,044)	(7,044)	(7,044)

Total comprehensive income (loss)				$(2,427,041)

Partners’ capital (deficit), March 31, 2001	26,920,058	(71,770)	—		26,848,288

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,241,759)	(22,644)	—	$(2,264,403)	(2,264,403)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,264,403)

Partners’ capital (deficit), March 31, 2002	24,678,299	(94,414)	—		24,583,885

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,414,595)	(14,289)	—	$(1,428,884)	(1,428,884)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,428,884)

Partners’ capital (deficit), March 31, 2003	$23,263,704	$(108,703)	$—		$23,155,001

Series 27	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$16,811,783	$(38,716)	$17,825		$16,790,892

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(856,130)	(8,648)	—	$(864,778)	(864,778)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(16,704)	(16,704)	(16,704)

Total comprehensive income (loss)				$(881,482)

Partners’ capital (deficit), March 31, 2001	15,955,653	(47,364)	1,121		15,909,410

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(592,384)	(5,984)	—	$(598,368)	(598,368)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	298	298	298

Total comprehensive income (loss)				$(598,070)

Partners’ capital (deficit), March 31, 2002	15,363,269	(53,348)	1,419		15,311,340

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,069,995)	(10,808)	—	$(1,080,803)	(1,080,803)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,419)	(1,419)	(1,419)

Total comprehensive income (loss)				$(1,082,222)

Partners’ capital (deficit), March 31, 2003	$14,293,274	$(64,156)	$—		$14,229,118

Series 28	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$31,782,620	$(26,184)	$63,510		$31,819,946

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,931,259)	(19,508)	—	$(1,950,767)	(1,950,767)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(59,117)	(59,117)	(59,117)

Total comprehensive income (loss)				$(2,009,884)

Partners’ capital (deficit), March 31, 2001	29,851,361	(45,692)	4,393		29,810,062

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,784,067)	(18,021)	—	$(1,802,088)	(1,802,088)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,651)	(1,651)	(1,651)

Total comprehensive income (loss)				$(1,803,739)

Partners’ capital (deficit), March 31, 2002	28,067,294	(63,713)	2,742		28,006,323

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,429,418)	(14,438)	—	$(1,443,856)	(1,443,856)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(2,471)	(2,471)	(2,471)

Total comprehensive income (loss)				$(1,446,327)

Partners’ capital (deficit), March 31, 2003	$26,637,876	$(78,151)	$271		$26,559,996

Series 29	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$29,719,635	$(41,869)	$33,958		$29,711,724

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,346,282)	(23,700)	—	$(2,369,982)	(2,369,982)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(27,873)	(27,873)	(27,873)

Total comprehensive income (loss)				$(2,397,855)

Partners’ capital (deficit), March 31, 2001	27,373,353	(65,569)	6,085		27,313,869

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,396,939)	(24,211)	—	$(2,421,150)	(2,421,150)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(4,659)	(4,659)	(4,659)

Total comprehensive income (loss)				$(2,425,809)

Partners’ capital (deficit), March 31, 2002	24,976,414	(89,780)	1,426		24,888,060

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,371,157)	(23,951)	—	$(2,395,108)	(2,395,108)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,523)	(1,523)	(1,523)

Total comprehensive income (loss)				$(2,396,631)

Partners’ capital (deficit), March 31, 2003	$22,605,257	$(113,731)	$(97)		$22,491,429

Series 30	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$21,471,225	$(12,469)	$63,230		$21,521,986

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,270,995)	(12,838)	—	$(1,283,833)	(1,283,833)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(58,569)	(58,569)	(58,569)

Total comprehensive income (loss)				$(1,342,402)

Partners’ capital (deficit), March 31, 2001	20,200,230	(25,307)	4,661		20,179,584

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,285,268)	(12,983)	—	$(1,298,251)	(1,298,251)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(3,663)	(3,663)	(3,663)

Total comprehensive income (loss)				$(1,301,914)

Partners’ capital (deficit), March 31, 2002	18,914,962	(38,290)	998		18,877,670

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,410,963)	(14,252)	—	$(1,425,215)	(1,425,215)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(998)	(998)	(998)

Total comprehensive income (loss)				$(1,426,213)

Partners’ capital (deficit), March 31, 2003	$17,503,999	$(52,542)	$—		$17,451,457

Series 31	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$34,298,592	$(36,641)	$70,407		$34,332,358

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,949,478)	(29,792)	—	$(2,979,270)	(2,979,270)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(60,839)	(60,839)	(60,839)

Total comprehensive income (loss)				$(3,040,109)

Partners’ capital (deficit), March 31, 2001	31,349,114	(66,433)	9,568		31,292,249

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,464,790)	(24,897)	—	$(2,489,687)	(2,489,687)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(7,667)	(7,667)	(7,667)

Total comprehensive income (loss)				$(2,497,354)

Partners’ capital (deficit), March 31, 2002	28,884,324	(91,330)	1,901		28,794,895

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,385,265)	(24,093)	—	$(2,409,358)	(2,409,358)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,901)	(1,901)	(1,901)

Total comprehensive income (loss)				$(2,411,259)

Partners’ capital (deficit), March 31, 2003	$26,499,059	$(115,423)	$—		$26,383,636

Series 32	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$39,409,396	$(12,392)	$80,336		$39,477,340

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,793,719)	(28,219)	—	$(2,821,938)	(2,821,938)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(70,858)	(70,858)	(70,858)

Total comprehensive income (loss)				$(2,892,796)

Partners’ capital (deficit), March 31, 2001	36,615,677	(40,611)	9,478		36,584,544

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,404,824)	(24,291)	—	$(2,429,115)	(2,429,115)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(9,478)	(9,478)	(9,478)

Total comprehensive income (loss)				$(2,438,593)

Partners’ capital (deficit), March 31, 2002	34,210,853	(64,902)	—		34,145,951

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,270,025)	(22,929)	—	$(2,292,954)	(2,292,954)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,292,954)

Partners’ capital (deficit), March 31, 2003	$31,940,828	$(87,831)	$—		$31,852,997

Series 33	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$22,072,254	$(5,110)	$89,389		$22,156,533

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,370,293)	(13,841)	—	$(1,384,134)	(1,384,134)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(77,196)	(77,196)	(77,196)

Total comprehensive income (loss)				$(1,461,330)

Partners’ capital (deficit), March 31, 2001	20,701,961	(18,951)	12,193		20,695,203

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,247,345)	(12,599)	—	$(1,259,944)	(1,259,944)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(12,193)	(12,193)	(12,193)

Total comprehensive income (loss)				$(1,272,137)

Partners’ capital (deficit), March 31, 2002	19,454,616	(31,550)	—		19,423,066

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,107,468)	(11,186)	—	$(1,118,654)	(1,118,654)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,118,654)

Partners’ capital (deficit), March 31, 2003	$18,347,148	$(42,736)	$—		$18,304,412

Series 34	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$29,388,210	$(6,593)	$95,352		$29,476,969

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,400,249)	(24,245)	—	$(2,424,494)	(2,424,494)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(95,352)	(95,352)	(95,352)

Total comprehensive income (loss)				$(2,519,846)

Partners’ capital (deficit), March 31, 2001	26,987,961	(30,838)	—		26,957,123

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,092,117)	(21,132)	—	$(2,113,249)	(2,113,249)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,113,249)

Partners’ capital (deficit), March 31, 2002	24,895,844	(51,970)	—		24,843,874

Capital contributions	—	—	—		—

Selling commissions and registration costs	(1,807)	—	—		(1,807)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,966,456)	(19,863)	—	$(1,986,319)	(1,986,319)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,986,319)

Partners’ capital (deficit), March 31, 2003	$22,927,581	$(71,833)	$—		$22,855,748

Series 35	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$27,937,304	$(2,684)	$76,772		$28,011,392

Capital contributions	—	—	—		—

Selling commissions and registration costs	(500)	—	—		(500)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,084,978)	(21,060)	—	$(2,106,038)	(2,106,038)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(66,797)	(66,797)	(66,797)

Total comprehensive income (loss)				$(2,172,835)

Partners’ capital (deficit), March 31, 2001	25,851,826	(23,744)	9,975		25,838,057

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,199,555)	(12,117)	—	$(1,211,672)	(1,211,672)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(9,708)	(9,708)	(9,708)

Total comprehensive income (loss)				$(1,221,380)

Partners’ capital (deficit), March 31, 2002	24,652,271	(35,861)	267		24,616,677

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,515,046)	(15,303)	—	$(1,530,349)	(1,530,349)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(267)	(267)	(267)

Total comprehensive income (loss)				$(1,530,616)

Partners’ capital (deficit), March 31, 2003	$23,137,225	$(51,164)	$—		$23,086,061

Series 36	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$17,569,744	$(3,048)	$53,275		$17,619,971

Capital contributions	—	—	—		—

Selling commissions and registration costs	(5,170)	—	—		(5,170)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(686,129)	(6,931)	—	$(693,060)	(693,060)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(53,275)	(53,275)	(53,275)

Total comprehensive income (loss)				$(746,335)

Partners’ capital (deficit), March 31, 2001	16,878,445	(9,979)	—		16,868,466

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,514,439)	(15,297)	—	$(1,529,736)	(1,529,736)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,529,736)

Partners’ capital (deficit), March 31, 2002	15,364,006	(25,276)	—		15,338,730

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,238,064)	(12,506)	—	$(1,250,570)	(1,250,570)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,250,570)

Partners’ capital (deficit), March 31, 2003	$14,125,942	$(37,782)	$—		$14,088,160

Series 37	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$21,622,194	$(535)	$123,888		$21,745,547

Capital contributions	—	—	—		—

Selling commissions and registration costs	(18,876)	—	—		(18,876)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(312,704)	(3,159)	—	$(315,863)	(315,863)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(118,506)	(118,506)	(118,506)

Total comprehensive income (loss)				$(434,369)

Partners’ capital (deficit), March 31, 2001	21,290,614	(3,694)	5,382		21,292,302

Capital contributions	—	—	—		—

Selling commissions and registration costs	(100,000)	—	—		(100,000)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,040,945)	(10,515)	—	$(1,051,460)	(1,051,460)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(5,382)	(5,382)	(5,382)

Total comprehensive income (loss)				$(1,056,842)

Partners’ capital (deficit), March 31, 2002	20,149,669	(14,209)	—		20,135,460

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,627,397)	(16,438)	—	$(1,643,835)	(1,643,835)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,643,835)

Partners’ capital (deficit), March 31, 2003	$18,522,272	$(30,647)	$—		$18,491,625

Series 38	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$3,505,653	$(817)	$—		$3,504,836

Capital contributions	20,968,000	—	—		20,968,000

Selling commissions and registration costs	(2,826,076)	—	—		(2,826,076)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(144,513)	(1,460)	—	$(145,973)	(145,973)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	4,237	4,237	4,237

Total comprehensive income (loss)				$(141,736)

Partners’ capital (deficit), March 31, 2001	21,503,064	(2,277)	4,237		21,505,024

Capital contributions	—	—	—		—

Selling commissions and registration costs	99,962	—	—		99,962

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,391,454)	(14,055)	—	$(1,405,509)	(1,405,509)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(3,604)	(3,604)	(3,604)

Total comprehensive income (loss)				$(1,409,113)

Partners’ capital (deficit), March 31, 2002	20,211,572	(16,332)	633		20,195,873

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,159,264)	(11,710)	—	$(1,170,974)	(1,170,974)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(633)	(633)	(633)

Total comprehensive income (loss)				$(1,171,607)

Partners’ capital (deficit), March 31, 2003	$19,052,308	$(28,042)	$—		$19,024,266

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

Year ended March 31, 2003 and for the period August 1, 2000 (date of inception) through March 31, 2001

Series 39	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$—	$—	$—		$—

Capital contributions	22,921,000	—	—		22,921,000

Selling commissions and registration costs	(3,263,410)	—	—		(3,263,410)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(141,409)	(1,428)	—	$(142,837)	(142,837)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	13,246	13,246	13,246

Total comprehensive income (loss)				$(129,591)

Partners’ capital (deficit), March 31, 2001	19,516,181	(1,428)	13,246		19,527,999

Capital contributions	—	—	—		—

Selling commissions and registration costs	(13,302)	—	—		(13,302)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,115,579)	(11,268)	—	$(1,126,847)	(1,126,847)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(13,079)	(13,079)	(13,079)

Total comprehensive income (loss)				$(1,139,926)

Partners’ capital (deficit), March 31, 2002	18,387,300	(12,696)	167		18,374,771

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,327,411)	(13,408)	—	$(1,340,819)	(1,340,819)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(167)	(167)	(167)

Total comprehensive income (loss)				$(1,340,986)

Partners’ capital (deficit), March 31, 2003	$17,059,889	$(26,104)	$—		$17,033,785

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

Year ended March 31, 2003 and for the period February 1, 2001 (date of inception) through March 31, 2001

Series 40	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2000	$—	$—	$—		$—

Capital contributions	3,376,000	—	—		3,376,000

Selling commissions and registration costs	(738,551)	—	—		(738,551)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(110,349)	(1,115)	—	$(111,464)	(111,464)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(111,464)

Partners’ capital (deficit), March 31, 2001	2,527,100	(1,115)	—		2,525,985

Capital contributions	22,893,250	—	—		22,893,250

Selling commissions and registration costs	(3,039,267)	—	—		(3,039,267)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(591,412)	(5,974)	—	$(597,386)	(597,386)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	11,196	11,196	11,196

Total comprehensive income (loss)				$(586,190)

Partners’ capital (deficit), March 31, 2002	21,789,671	(7,089)	11,196		21,793,778

Capital contributions	—	—	—		—

Selling commissions and registration costs	2,802	—	—		2,802

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,109,815)	(11,210)	—	$(1,121,025)	(1,121,025)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(11,196)	(11,196)	(11,196)

Total comprehensive income (loss)				$(1,132,221)

Partners’ capital (deficit), March 31, 2003	$20,682,658	$(18,299)	$—		$20,664,359

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

Year ended March 31, 2003 and for the period August 1, 2001 (date of inception) through March 31, 2003

Series 41	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$—	$—	$—		$—

Capital contributions	28,916,260	—	—		28,916,260

Selling commissions and registration costs	(3,931,606)	—	—		(3,931,606)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(281,084)	(2,839)	—	$(283,923)	(283,923)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,706)	(1,706)	(1,706)

Total comprehensive income (loss)				$(285,629)

Partners’ capital (deficit), March 31, 2002	24,703,570	(2,839)	(1,706)		24,699,025

Capital contributions	—	—	—		—

Selling commissions and registration costs	71,319	—	—		71,319

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,829,901)	(18,484)	—	$(1,848,385)	(1,848,385)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	1,673	1,673	1,673

Total comprehensive income (loss)				$(1,846,712)

Partners’ capital (deficit), March 31, 2003	$22,944,988	$(21,323)	$(33)		$22,923,632

Series 41 and 42 were not formed until after March 31, 2001, therefore only two periods of comparative information has been included.

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

Year ended March 31, 2003 and for the period February 1, 2002 (date of inception) through March 31, 2003

Series 42	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$—	$—	$—		$—

Capital contributions	4,577,760	—	—		4,577,760

Selling commissions and registration costs	(883,687)	—	—		(883,687)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(109,164)	(1,103)	—	$(110,267)	(110,267)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(110,267)

Partners’ capital (deficit), March 31, 2002	3,584,909	(1,103)	—		3,583,806

Capital contributions	22,864,860	—	—		22,864,860

Selling commissions and registration costs	(2,935,906)	—	—		(2,935,906)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(516,197)	(5,214)	—	$(521,411)	(521,411)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	44,599	44,599	44,599

Total comprehensive income (loss)				$(476,812)

Partners’ capital (deficit), March 31, 2003	$22,997,666	$(6,317)	$44,599		$23,035,948

Series 41 and 42 were not formed until after March 31, 2001, therefore only two periods of comparative information has been included.

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

For the period August 1, 2002 (date of inception) through March 31, 2003

Series 43	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$—	$—	$—		$—

Capital contributions	36,379,870	—	—		36,379,870

Selling commissions and registration costs	(4,770,667)	—	—		(4,770,667)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(485,466)	(4,904)	—	$(490,370)	(490,370)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	1,866	1,866	1,866

Total comprehensive income (loss)				$(488,504)

Partners’ capital (deficit), March 31, 2003	$31,123,737	$(4,904)	$1,866		$31,120,699

Series 43 and 44 were not formed until after March 31, 2002, therefore no comparative information has been included.

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

For the period January 1, 2003 (date of inception) through March 31, 2003

Series 44	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$—	$—	$—		$—
Capital contributions	12,790,970	—	—		12,790,970
Selling commissions and registration costs	(2,401,620)	—	—		(2,401,620)
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(113,870)	(1,150)	—	$(115,020)	(115,020)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(115,020)

Partners’ capital (deficit), March 31, 2003	$10,275,480	$(1,150)	$—		$10,274,330

Series 43 and 44 were not formed until after March 31, 2002, therefore no comparative information has been included.

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

	Total
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(34,363,004)	$(36,244,755)	$(31,651,959)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	26,840,274	30,093,432	27,258,366
Impairment loss	770,199	—	—
Distributions received from operating limited partnerships	150,808	169,728	94,023
Amortization	881,921	603,339	520,593
Changes in assets and liabilities
Other assets	1,168,100	(1,808,453)	(1,338,459)
Accounts payable and accrued expenses	247,251	744,932	(275,327)
Accounts payable - affiliates	3,300,679	3,518,586	1,587,362

Net cash provided by (used in) operating activities	(1,003,772)	(2,923,191)	(3,805,401)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(7,592,992)	(6,616,734)	(5,336,815)
Capital contributions paid to operating limited partnerships	(35,700,528)	(34,494,994)	(49,544,266)
Deposits for purchases of operating limited partnerships	—	(470,389)	(1,530,054)
(Advances to) repayments from operating limited partnerships	(6,542,296)	(10,546,117)	105,466
Purchase of investments (net of proceeds from sales and maturities of investments)	1,479,562	303,754	24,661,281

Net cash provided by (used in) investing activities	(48,356,254)	(51,824,480)	(31,644,388)

Cash flows from financing activities
Capital contributions received	72,035,700	56,387,270	47,265,000
Selling commissions and registration costs (paid)/refunded	(10,035,879)	(7,867,900)	(6,852,583)
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	(5,708,074)	3,582,526	1,149,199

Net cash provided by (used in) financing activities	56,291,747	52,101,896	41,561,616

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	6,931,721	(2,645,775)	6,111,827

Cash and cash equivalents, beginning	18,950,441	21,596,216	15,484,389

Cash and cash equivalents, ending	$25,882,162	$18,950,441	$21,596,216

	Total
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$41,047,253	$35,068,694	$46,777,452

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$135,030	$374,247	$562,543

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$7,809,477	$3,166,025	$8,171,871

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$711,322	$364,300	$220,514

Series 41 and 42 were not formed until after March 31, 2001, therefore only two periods of comparative information has been included.  Series 43 and 44 were not formed until after March 31, 2002, therefore no comparative information has been included.

	Series 20
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(2,384,789)	$(2,387,830)	$(2,366,381)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	2,005,043	2,032,664	1,998,506
Impairment loss	—	—	—
Distributions received from operating limited partnerships	13,860	10,499	15,172
Amortization	3,571	3,573	3,572
Changes in assets and liabilities
Other assets	(111,636)	(210,329)	(182,806)
Accounts payable and accrued expenses	9,902	—	—
Accounts payable - affiliates	490,883	589,638	398,549

Net cash provided by (used in) operating activities	26,834	38,215	(133,388)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	26,834	38,215	(133,388)

Cash and cash equivalents, beginning	217,550	179,335	312,723

Cash and cash equivalents, ending	$244,384	$217,550	$179,335

Series 20
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$700	$—	$—

	Series 21
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(658,405)	$(2,976,656)	$(1,087,400)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	453,916	2,720,700	885,755
Impairment loss	—	—	—
Distributions received from operating limited partnerships	3,941	7,251	437
Amortization	1,954	1,953	1,954
Changes in assets and liabilities
Other assets	36,872	941	(818)
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	125,839	25,840	(174,160)

Net cash provided by (used in) operating activities	(35,883)	(219,971)	(374,232)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	9,166	222,534	337,233

Net cash provided by (used in) investing activities	9,166	222,534	337,233

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(26,717)	2,563	(36,999)

Cash and cash equivalents, beginning	237,787	235,224	272,223

Cash and cash equivalents, ending	$211,070	$237,787	$235,224

	Series 21
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$47,815	$25,505

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$183,901	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$78,084	$7,991	$59,725

	Series 22
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(1,825,108)	$(1,693,382)	$(1,484,651)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,154,777	1,429,401	1,225,393
Impairment loss	404,691	—	—
Distributions received from operating limited partnerships	7,977	9,778	3,912
Amortization	6,139	6,140	6,140
Changes in assets and liabilities
Other assets	(558)	(4,746)	(450)
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	179,592	254,592	154,594

Net cash provided by (used in) operating activities	(72,490)	1,783	(95,062)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(1,500)	(51,114)	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	173,915	(47,713)	175,429

Net cash provided by (used in) investing activities	172,415	(98,827)	175,429

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	99,925	(97,044)	80,367

Cash and cash equivalents, beginning	254,977	352,021	271,654

Cash and cash equivalents, ending	$354,902	$254,977	$352,021

Series 22
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$5,159	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

	Series 23
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(1,611,679)	$(1,634,244)	$(1,380,939)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,347,032	1,381,392	1,137,319
Impairment loss	—	—	—
Distributions received from operating limited partnerships	5,803	11,274	315
Amortization	9,131	9,130	7,688
Changes in assets and liabilities
Other assets	—	1	—
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	240,263	115,264	190,267

Net cash provided by (used in) operating activities	(9,450)	(117,183)	(45,350)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(9,450)	(117,183)	(45,350)

Cash and cash equivalents, beginning	176,646	293,829	339,179

Cash and cash equivalents, ending	$167,196	$176,646	$293,829

Series 23
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$340,835	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

	Series 24
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(206,100)	$(2,001,698)	$(1,777,302)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	62,763	1,716,153	1,528,706
Impairment loss	—	—	—
Distributions received from operating limited partnerships	3,202	7,254	4,634
Amortization	10,204	10,205	10,205
Changes in assets and liabilities
Other assets	25,968	(4,491)	(33,903)
Accounts payable and accrued expenses	39,878	—	—
Accounts payable - affiliates	(91,648)	233,352	233,352

Net cash provided by (used in) operating activities	(155,733)	(39,225)	(34,308)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(88,621)	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	212,622	(58,334)	101,756

Net cash provided by (used in) investing activities	124,001	(58,334)	101,756

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(31,732)	(97,559)	67,448

Cash and cash equivalents, beginning	264,742	362,301	294,853

Cash and cash equivalents, ending	$233,010	$264,742	$362,301

	Series 24
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$6,280	$—	$45,141

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$751,064	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

	Series 25
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(1,063,014)	$(1,557,890)	$(1,540,858)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	921,532	1,274,826	1,297,955
Impairment loss	—	—	—
Distributions received from operating limited partnerships	10,163	25,888	6,251
Amortization	15,218	15,218	15,218
Changes in assets and liabilities
Other assets	116,164	30,735	(30,629)
Accounts payable and accrued expenses	30,878	—	—
Accounts payable - affiliates	(127,324)	272,676	172,676

Net cash provided by (used in) operating activities	(96,383)	61,453	(79,387)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(134,613)	(21,500)	(352,859)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	257,095	(70,538)	399,597

Net cash provided by (used in) investing activities	122,482	(92,038)	46,738

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	26,099	(30,585)	(32,649)

Cash and cash equivalents, beginning	463,598	494,183	526,832

Cash and cash equivalents, ending	$489,697	$463,598	$494,183

	Series 25
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$11,500	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$13,141	$—	$79,685

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$982,434	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

	Series 26
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(1,428,884)	$(2,264,403)	$(2,419,997)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,054,359	1,829,836	2,038,026
Impairment loss	—	—	—
Distributions received from operating limited partnerships	15,982	13,449	22,612
Amortization	16,904	17,939	17,650
Changes in assets and liabilities
Other assets	396,024	(44,902)	49
Accounts payable and accrued expenses	100,593	—	—
Accounts payable - affiliates	87,580	437,580	437,580

Net cash provided by (used in) operating activities	242,558	(10,501)	95,920

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(50,978)	—	(180,117)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	217,461

Net cash provided by (used in) investing activities	(50,978)	—	37,344

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	191,580	(10,501)	133,264

Cash and cash equivalents, beginning	324,565	335,066	201,802

Cash and cash equivalents, ending	$516,145	$324,565	$335,066

	Series 26
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$1,993	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$672,179	$—	$329,618

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

	Series 27
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(1,080,803)	$(598,368)	$(864,778)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	782,076	293,465	595,643
Impairment loss	—	—	—
Distributions received from operating limited partnerships	9,614	10,532	5,862
Amortization	15,655	15,655	15,655
Changes in assets and liabilities
Other assets	(42)	867	247,993
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	65,204	215,204	215,205

Net cash provided by (used in) operating activities	(208,296)	(62,645)	215,580

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(107,464)	(147,217)	(249,384)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	99,549
Purchase of investments (net of proceeds from sales and maturities of investments)	225,034	(7,050)	331,546

Net cash provided by (used in) investing activities	117,570	(154,267)	181,711

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(90,726)	(216,912)	397,291

Cash and cash equivalents, beginning	430,440	647,352	250,061

Cash and cash equivalents, ending	$339,714	$430,440	$647,352

	Series 27
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$9,176	$11,705	$38,328

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$537,000

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$65,183

	Series 28
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(1,443,856)	$(1,802,088)	$(1,950,767)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,131,178	1,503,553	1,714,275
Impairment loss	—	—	—
Distributions received from operating limited partnerships	39,493	25,213	2,643
Amortization	3,299	3,300	3,300
Changes in assets and liabilities
Other assets	(350,737)	3,441	(3,056)
Accounts payable and accrued expenses	—	—	(104)
Accounts payable - affiliates	—	—	—

Net cash provided by (used in) operating activities	(620,623)	(266,581)	(233,709)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	(596,003)	(1,718,582)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	136,654	(775,000)	1,477,458
Purchase of investments (net of proceeds from sales and maturities of investments)	278,596	1,030,265	495,591

Net cash provided by (used in) investing activities	415,250	(340,738)	254,467

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(205,373)	(607,319)	20,758

Cash and cash equivalents, beginning	510,061	1,117,380	1,096,622

Cash and cash equivalents, ending	$304,688	$510,061	$1,117,380

Series 28
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$21,136

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

	Series 29
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(2,395,108)	$(2,421,150)	$(2,369,982)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,671,213	2,116,714	2,074,428
Impairment loss	365,508	—	—
Distributions received from operating limited partnerships	3,039	2,613	1,050
Amortization	3,312	3,312	3,277
Changes in assets and liabilities
Other assets	(146,101)	(4,049)	17,223
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	212,980	209,815	(36)

Net cash provided by (used in) operating activities	(285,157)	(92,745)	(274,040)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	(1,615)
Capital contributions paid to operating limited partnerships	—	(283,919)	(1,419,352)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	814,943
Purchase of investments (net of proceeds from sales and maturities of investments)	176,073	78,899	1,367,980

Net cash provided by (used in) investing activities	176,073	(205,020)	761,956

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(109,084)	(297,765)	487,916

Cash and cash equivalents, beginning	577,830	875,595	387,679

Cash and cash equivalents, ending	$468,746	$577,830	$875,595

Series 29
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$7,355	$45,585

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

	Series 30
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(1,425,215)	$(1,298,251)	$(1,283,833)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,158,391	1,085,876	1,177,274
Impairment loss	—	—	—
Distributions received from operating limited partnerships	6,550	18,931	11,818
Amortization	21,240	21,240	21,209
Changes in assets and liabilities
Other assets	10	—	1,718
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	133	176	(7,524)

Net cash provided by (used in) operating activities	(238,891)	(172,028)	(79,338)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	(16)	(1,468)
Capital contributions paid to operating limited partnerships	(54,232)	(451,620)	(1,114,708)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	70,297	(405,743)
Purchase of investments (net of proceeds from sales and maturities of investments)	158,269	74,483	1,933,137

Net cash provided by (used in) investing activities	104,037	(306,856)	411,218

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(134,854)	(478,884)	331,880

Cash and cash equivalents, beginning	256,324	735,208	403,328

Cash and cash equivalents, ending	$121,470	$256,324	$735,208

	Series 30
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$5,099	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$56,194	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$339,908	$38,520	$343,443

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

	Series 31
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(2,409,358)	$(2,489,687)	$(2,979,270)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	2,057,441	2,172,471	2,698,823
Impairment loss	—	—	—
Distributions received from operating limited partnerships	7,430	10,372	1,754
Amortization	—	—	—
Changes in assets and liabilities
Other assets	13,791	(215,305)	144,220
Accounts payable and accrued expenses	—	—	(2,975)
Accounts payable - affiliates	(33,120)	33,120	(26,655)

Net cash provided by (used in) operating activities	(363,816)	(489,029)	(164,103)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	(39,059)
Capital contributions paid to operating limited partnerships	(324,248)	(327,137)	(1,954,972)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	200,000	(200,000)
Purchase of investments (net of proceeds from sales and maturities of investments)	301,466	178,074	2,026,895

Net cash provided by (used in) investing activities	(22,782)	50,937	(167,136)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(386,598)	(438,092)	(331,239)

Cash and cash equivalents, beginning	680,648	1,118,740	1,449,979

Cash and cash equivalents, ending	$294,050	$680,648	$1,118,740

	Series 31
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$6,462	$91,419

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$107,199

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$1,866,296

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$22,061	$28,793

	Series 32
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(2,292,954)	$(2,429,115)	$(2,821,938)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,894,224	2,062,829	2,669,373
Impairment loss	—	—	—
Distributions received from operating limited partnerships	8,500	500	16,004
Amortization	36,624	36,625	36,303
Changes in assets and liabilities
Other assets	143,040	(88,730)	(122,814)
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	132,904	132,906	(68,502)

Net cash provided by (used in) operating activities	(77,662)	(284,985)	(291,574)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	(10,108)	(1,822)
Capital contributions paid to operating limited partnerships	(99,104)	(237,421)	(1,563,696)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	(10,765)	(562,489)	451,067
Purchase of investments (net of proceeds from sales and maturities of investments)	—	474,374	2,277,424

Net cash provided by (used in) investing activities	(109,869)	(335,644)	1,162,973

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(187,531)	(620,629)	871,399

Cash and cash equivalents, beginning	491,354	1,111,983	240,584

Cash and cash equivalents, ending	$303,823	$491,354	$1,111,983

	Series 32
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$18,112	$52,601	$199,254

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$43,281	$110,279

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$57,092	$—	$1,714,980

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$35,370

	Series 33
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(1,118,654)	$(1,259,944)	$(1,384,134)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	892,301	1,059,178	1,294,005
Impairment loss	—	—	—
Distributions received from operating limited partnerships	—	—	—
Amortization	27,276	27,266	27,066
Changes in assets and liabilities
Other assets	129,185	(78,970)	(121,915)
Accounts payable and accrued expenses	—	(2,536)	2,536
Accounts payable - affiliates	73,964	73,923	73,780

Net cash provided by (used in) operating activities	4,072	(181,083)	(108,662)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	(17,119)
Capital contributions paid to operating limited partnerships	(549,081)	(852,865)	(1,658,030)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	(122,900)
Purchase of investments (net of proceeds from sales and maturities of investments)	—	611,183	2,456,085

Net cash provided by (used in) investing activities	(549,081)	(241,682)	658,036

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(545,009)	(422,765)	549,374

Cash and cash equivalents, beginning	724,344	1,147,109	597,735

Cash and cash equivalents, ending	$179,335	$724,344	$1,147,109

	Series 33
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$49,249	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$2,652	$21,314

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$1,295

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$8,131	$—

	Series 34
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(1,986,319)	$(2,113,249)	$(2,424,494)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,610,062	1,760,695	2,140,987
Impairment loss	—	—	—
Distributions received from operating limited partnerships	523	631	—
Amortization	43,938	43,940	44,236
Changes in assets and liabilities
Other assets	—	14,248	2,595
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	293,194	292,965	181

Net cash provided by (used in) operating activities	(38,602)	(770)	(236,495)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	(31,402)
Capital contributions paid to operating limited partnerships	(56,333)	(240,787)	(3,320,686)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	275,000	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	3,266,100

Net cash provided by (used in) investing activities	(56,333)	34,213	(85,988)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	(1,807)	—	—
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	(1,807)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(96,742)	33,443	(322,483)

Cash and cash equivalents, beginning	382,970	349,527	672,010

Cash and cash equivalents, ending	$286,228	$382,970	$349,527

	Series 34
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$5,903	$108,667

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$3,780	$37,557

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$654,703	$5,954	$1,663,458

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$6,476

	Series 35
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(1,530,349)	$(1,211,672)	$(2,106,038)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,198,689	875,205	1,875,497
Impairment loss	—	—	—
Distributions received from operating limited partnerships	—	—	—
Amortization	129,236	129,251	128,479
Changes in assets and liabilities
Other assets	15,390	15,969	(6,136)
Accounts payable and accrued expenses	—	(224)	(1,719)
Accounts payable - affiliates	(4,810)	76,840	(78,703)

Net cash provided by (used in) operating activities	(191,844)	(114,631)	(188,620)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	(44,455)
Capital contributions paid to operating limited partnerships	(746,922)	(84,860)	(3,893,407)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	200,000	(200,001)	(794,296)
Purchase of investments (net of proceeds from sales and maturities of investments)	611,180	426,170	4,901,470

Net cash provided by (used in) investing activities	64,258	141,309	169,312

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	(500)
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	(500)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(127,586)	26,678	(19,808)

Cash and cash equivalents, beginning	708,626	681,948	701,756

Cash and cash equivalents, ending	$581,040	$708,626	$681,948

	Series 35
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$1,310,104

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$103,459	$2,558

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$395,535	$615,734	$422,261

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$91,805	$11,043

	Series 36
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(1,250,570)	$(1,529,736)	$(693,060)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	982,302	1,268,122	457,746
Impairment loss	—	—	—
Distributions received from operating limited partnerships	5,215	1,644	—
Amortization	88,463	88,463	86,996
Changes in assets and liabilities
Other assets	64,737	(67,433)	82,822
Accounts payable and accrued expenses	(6,669)	2,259	4,410
Accounts payable - affiliates	167,073	160,578	99,303

Net cash provided by (used in) operating activities	50,551	(76,103)	38,217

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	(4,435)	(97,045)
Capital contributions paid to operating limited partnerships	—	(314,424)	(3,036,776)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	835,963
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	2,377,517

Net cash provided by (used in) investing activities	—	(318,859)	79,659

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	(5,170)
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	(5,170)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	50,551	(394,962)	112,706

Cash and cash equivalents, beginning	45,839	440,801	328,095

Cash and cash equivalents, ending	$96,390	$45,839	$440,801

	Series 36
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$2,381	$10,720

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$462,966	$1,001,838

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$3,061	$—

	Series 37
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(1,643,835)	$(1,051,460)	$(315,863)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,337,643	750,493	318,507
Impairment loss	—	—	—
Distributions received from operating limited partnerships	5,215	13,899	—
Amortization	94,823	94,713	91,645
Changes in assets and liabilities
Other assets	35,442	(93,567)	5,348
Accounts payable and accrued expenses	(100,000)	73,129	26,522
Accounts payable - affiliates	176,944	81,603	(29,717)

Net cash provided by (used in) operating activities	(93,768)	(131,190)	96,442

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(689)	(11,420)	(146,024)
Capital contributions paid to operating limited partnerships	(162,434)	(2,129,525)	(5,590,378)
Deposits for purchases of operating limited partnerships	—	—	(1,530,054)
(Advances to) repayments from operating limited partnerships	3,725	997,985	(1,066,200)
Purchase of investments (net of proceeds from sales and maturities of investments)	—	576,017	3,659,278

Net cash provided by (used in) investing activities	(159,398)	(566,943)	(4,673,378)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	(100,000)	(18,876)
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	(100,000)	(18,876)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(253,166)	(798,133)	(4,595,812)

Cash and cash equivalents, beginning	559,002	1,357,135	5,952,947

Cash and cash equivalents, ending	$305,836	$559,002	$1,357,135

	Series 37
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$6,314	$—	$5,481,597

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$65,000	$1,543,978	$291,682

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$231,251	$13,924

	Series 38
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Cash flows from operating activities
Net income (loss)	$(1,170,974)	$(1,405,509)	$(145,973)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	892,478	1,230,809	133,908
Impairment loss	—	—	—
Distributions received from operating limited partnerships	2,218	—	1,559
Amortization	98,914	50,939	—
Changes in assets and liabilities
Other assets	123,494	(104,115)	607,963
Accounts payable and accrued expenses	—	(2,733)	(419,756)
Accounts payable - affiliates	164,404	69,025	(20,848)

Net cash provided by (used in) operating activities	110,534	(161,584)	156,853

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(1,172)	—	(2,231,391)
Capital contributions paid to operating limited partnerships	(1,099,731)	(3,062,065)	(12,005,963)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	755,920	(755,920)
Purchase of investments (net of proceeds from sales and maturities of investments)	501,701	(289,004)	(212,697)

Net cash provided by (used in) investing activities	(599,202)	(2,595,149)	(15,205,971)

Cash flows from financing activities
Capital contributions received	—	—	20,968,000
Selling commissions and registration costs (paid)/refunded	—	99,962	(2,826,076)
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	(976,349)

Net cash provided by (used in) financing activities	—	99,962	17,165,575

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(488,668)	(2,656,771)	2,116,457

Cash and cash equivalents, beginning	644,013	3,300,784	1,184,327

Cash and cash equivalents, ending	$155,345	$644,013	$3,300,784

	Series 38
	Year ended March 31, 2003	Year ended March 31, 2002	Year ended March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$2,838	$116,325	$15,470,521

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$93,632	$17,536

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$158,038	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$78,521	$—	$—

	Series 39
	Year ended March 31, 2003	Year ended March 31, 2002	Period August 1, 2000 (date of inception) through March 31, 2001
Cash flows from operating activities
Net income (loss)	$(1,340,819)	$(1,126,847)	$(142,837)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,093,075	996,269	(3,760)
Impairment loss	—	—	—
Distributions received from operating limited partnerships	2,083	—	—
Amortization	90,324	24,477	—
Changes in assets and liabilities
Other assets	2,458	12,796	(29,308)
Accounts payable and accrued expenses	—	(28,722)	28,722
Accounts payable - affiliates	136,800	50,845	—

Net cash provided by (used in) operating activities	(16,079)	(71,182)	(147,183)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(1,352)	(75,171)	(2,337,478)
Capital contributions paid to operating limited partnerships	(1,036,128)	(5,441,684)	(9,586,616)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	543,567	(1,197,327)	(228,455)
Purchase of investments (net of proceeds from sales and maturities of investments)	26,858	1,423,663	(1,450,521)

Net cash provided by (used in) investing activities	(467,055)	(5,290,519)	(13,603,070)

Cash flows from financing activities
Capital contributions received	—	—	22,921,000
Selling commissions and registration costs (paid)/refunded	—	(13,302)	(3,263,410)
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	(13,302)	19,657,590

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(483,134)	(5,375,003)	5,907,337

Cash and cash equivalents, beginning	532,334	5,907,337	—

Cash and cash equivalents, ending	$49,200	$532,334	$5,907,337

	Series 39
	Year ended March 31, 2003	Year ended March 31, 2002	Period August 1, 2000 (date of inception) through March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$970,254	$16,338,224

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$598	$284,868	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$866,754	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$266,478	$—	$—

	Series 40
	Year ended March 31, 2003	Year ended March 31, 2002	Period February 1, 2001 (date of inception) through March 31, 2001
Cash flows from operating activities
Net income (loss)	$(1,121,025)	$(597,386)	$(111,464)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	986,508	438,656	—
Impairment loss	—	—	—
Distributions received from operating limited partnerships	—	—	—
Amortization	32,319	—	—
Changes in assets and liabilities
Other assets	(2,164)	907,919	(1,916,555)
Accounts payable and accrued expenses	25,170	(19,975)	87,037
Accounts payable - affiliates	288,676	107,713	18,020

Net cash provided by (used in) operating activities	209,484	836,927	(1,922,962)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	2,613	(2,549,744)	(387,937)
Capital contributions paid to operating limited partnerships	(3,577,924)	(12,506,389)	(1,898,740)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	756,950	(1,359,181)	—
Purchase of investments (net of proceeds from sales and maturities of investments)	1,907,760	(1,907,760)	—

Net cash provided by (used in) investing activities	(910,601)	(18,323,074)	(2,286,677)

Cash flows from financing activities
Capital contributions received	—	22,893,250	3,376,000
Selling commissions and registration costs (paid)/refunded	2,802	(3,039,267)	(738,551)
Distributions paid	—	—	—
Proceeds from (repayment of) line of credit	—	(2,125,548)	2,125,548

Net cash provided by (used in) financing activities	2,802	17,728,435	4,762,997

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(698,315)	242,288	553,358

Cash and cash equivalents, beginning	795,646	553,358	—

Cash and cash equivalents, ending	$97,331	$795,646	$553,358

	Series 40
	Year ended March 31, 2003	Year ended March 31, 2002	Period February 1, 2001 (date of inception) through March 31, 2001
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$11,110,565	$7,777,666

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$49,174	$33,685	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$91,484	$1,000,000	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$158,095	$—	$—

	Series 41
	Year ended March 31, 2003	Period August 1, 2001 (date of inception) through March 31, 2002
Cash flows from operating activities
Net income (loss)	$(1,848,385)	$(283,923)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	1,443,650	94,125
Impairment loss	—	—
Distributions received from operating limited partnerships	—	—
Amortization	133,377	—
Changes in assets and liabilities
Other assets	25,782	(42,324)
Accounts payable and accrued expenses	(102,474)	105,274
Accounts payable - affiliates	299,860	78,897

Net cash provided by (used in) operating activities	(48,190)	(47,951)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	24,603	(3,234,342)
Capital contributions paid to operating limited partnerships	(8,775,315)	(7,156,939)
Deposits for purchases of operating limited partnerships	—	(470,389)
(Advances to) repayments from operating limited partnerships	2,521,444	(6,441,619)
Purchase of investments (net of proceeds from sales and maturities of investments)	1,915,077	(2,411,509)

Net cash provided by (used in) investing activities	(4,314,191)	(19,714,798)

Cash flows from financing activities
Capital contributions received	—	28,916,260
Selling commissions and registration costs (paid)/refunded	71,319	(3,931,606)
Distributions paid	—	—
Proceeds from (repayment of) line of credit	(3,010,000)	3,010,000

Net cash provided by (used in) financing activities	(2,938,681)	27,994,654

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(7,301,062)	8,231,905

Cash and cash equivalents, beginning	8,231,905	—

Cash and cash equivalents, ending	$930,843	$8,231,905

	Series 41
	Year ended March 31, 2003	Period August 1, 2001 (date of inception) through March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$376,381	$20,076,151

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$13,204	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$2,749,423	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$36,085	$—

Series 41 and 42 were not formed until after March 31, 2001, therefore only two periods of comparative information have been included.

	Series 42
	Year ended March 31, 2003	Period February 1, 2002 (date of inception) through March 31, 2002
Cash flows from operating activities
Net income (loss)	$(521,411)	$(110,267)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	404,748	—
Impairment loss	—	—
Distributions received from operating limited partnerships	—	—
Amortization	—	—
Changes in assets and liabilities
Other assets	1,781,758	(1,836,409)
Accounts payable and accrued expenses	(617,422)	618,460
Accounts payable - affiliates	258,844	6,034

Net cash provided by (used in) operating activities	1,306,517	(1,322,182)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(2,324,065)	(731,498)
Capital contributions paid to operating limited partnerships	(8,391,189)	(589,525)
Deposits for purchases of operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	(4,252,487)	(2,309,702)
Purchase of investments (net of proceeds from sales and maturities of investments)	(3,480,319)	—

Net cash provided by (used in) investing activities	(18,448,060)	(3,630,725)

Cash flows from financing activities
Capital contributions received	22,864,860	4,577,760
Selling commissions and registration costs (paid)/refunded	(2,935,906)	(883,687)
Distributions paid	—	—
Proceeds from (repayment of) line of credit	(2,698,074)	2,698,074

Net cash provided by (used in) financing activities	17,230,880	6,392,147

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	89,337	1,439,240

Cash and cash equivalents, beginning	1,439,240	—

Cash and cash equivalents, ending	$1,528,577	$1,439,240

	Series 42
	Year ended March 31, 2003	Period February 1, 2002 (date of inception) through March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$17,368,914	$2,664,585

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$38,298	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$93,359	$—

Series 41 and 42 were not formed until after March 31, 2001, therefore only two periods of comparative information have been included.

Series 43
Period August 1, 2002 (date of inception) through March 31, 2003
Cash flows from operating activities
Net income (loss)	$(490,370)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	304,873
Impairment loss	—
Distributions received from operating limited partnerships	—
Amortization	—
Changes in assets and liabilities
Other assets	(1,127,160)
Accounts payable and accrued expenses	111,966
Accounts payable - affiliates	97,417

Net cash provided by (used in) operating activities	(1,103,274)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(3,706,564)
Capital contributions paid to operating limited partnerships	(8,823,760)
Deposits for purchases of operating limited partnerships	—
(Advances to) repayments from operating limited partnerships	(4,997,469)
Purchase of investments (net of proceeds from sales and maturities of investments)	(1,794,931)

Net cash provided by (used in) investing activities	(19,322,724)

Cash flows from financing activities
Capital contributions received	36,379,870
Selling commissions and registration costs (paid)/refunded	(4,770,667)
Distributions paid	—
Proceeds from (repayment of) line of credit	—

Net cash provided by (used in) financing activities	31,609,203

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	11,183,205

Cash and cash equivalents, beginning	—

Cash and cash equivalents, ending	$11,183,205

Series 43
Period August 1, 2002 (date of inception) through March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$18,633,728

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—

Series 43 and 44 were not formed until after March 31, 2002, therefore no comparative information has been included.

Series 44
Period January 1, 2003 (date of inception) through March 31, 2003
Cash flows from operating activities
Net income (loss)	$(115,020)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	—
Impairment loss	—
Distributions received from operating limited partnerships	—
Amortization	—
Changes in assets and liabilities
Other assets	(3,617)
Accounts payable and accrued expenses	755,429
Accounts payable - affiliates	65,027

Net cash provided by (used in) operating activities	701,819

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(1,586,366)
Capital contributions paid to operating limited partnerships	(1,620,951)
Deposits for purchases of operating limited partnerships	—
(Advances to) repayments from operating limited partnerships	(1,443,915)
Purchase of investments (net of proceeds from sales and maturities of investments)	—

Net cash provided by (used in) investing activities	(4,651,232)

Cash flows from financing activities
Capital contributions received	12,790,970
Selling commissions and registration costs (paid)/refunded	(2,401,620)
Distributions paid	—
Proceeds from (repayment of) line of credit	—

Net cash provided by (used in) financing activities	10,389,350

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	6,439,937

Cash and cash equivalents, beginning	—

Cash and cash equivalents, ending	$6,439,937

Series 44
Period January 1, 2003 (date of inception) through March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$4,640,966

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—

Series 43 and 44 were not formed until after March 31, 2002, therefore no comparative information has been included.

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2003, 2002 and 2001

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Boston Capital Tax Credit Fund IV L.P. (the “fund”) was organized under the laws of the State of Delaware as of October 5, 1993, for the purpose of acquiring, holding, and disposing of limited partnership interests in operating limited partnerships which will acquire, develop, rehabilitate, operate and own newly-constructed, existing or rehabilitated apartment complexes which qualify for the Low-Income Housing Tax Credit established by the Tax Reform Act of 1986.  Accordingly, the apartment complexes are restricted as to rent charges and operating methods.  Certain of the apartment complexes may also qualify for the Historic Rehabilitation Tax Credit for their rehabilitation of certified historic structures and are subject to the provisions of Section 42(g)(2) of the Internal Revenue Code relating to the Rehabilitation Investment Credit.  The general partner of the fund is Boston Capital Associates IV L.P. and the limited partner is BCTC IV Assignor Corp. (the assignor limited partner).

In accordance with the limited partnership agreement, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.

Pursuant to the Securities Act of 1933, the fund filed a Form S-11 Registration Statement with the Securities and Exchange Commission, effective December 16, 1993, which covered the offering (the “Public Offering”) of the beneficial assignee certificates (“BACs”) representing assignments of units of the beneficial interest of the limited partnership interest of the assignor limited partner.  The fund has registered 94,500,000 BACs at $10 per BAC for sale to the public in one or more series.  BACs sold in bulk are offered to investors at a reduced cost per BAC.

The BACs issued and outstanding in each series at March 31, 2003 and 2002 are as follows:

	2003	2002

Series 20	3,866,700	3,866,700
Series 21	1,892,700	1,892,700
Series 22	2,564,400	2,564,400
Series 23	3,336,727	3,336,727
Series 24	2,169,878	2,169,878
Series 25	3,026,109	3,026,109
Series 26	3,995,900	3,995,900
Series 27	2,460,700	2,460,700
Series 28	4,000,738	4,000,738
Series 29	3,991,800	3,991,800
Series 30	2,651,000	2,651,000
Series 31	4,417,857	4,417,857
Series 32	4,754,198	4,754,198
Series 33	2,636,533	2,636,533
Series 34	3,529,319	3,529,319
Series 35	3,300,463	3,300,463
Series 36	2,106,837	2,106,837
Series 37	2,512,500	2,512,500
Series 38	2,543,100	2,543,100
Series 39	2,292,152	2,292,152
Series 40	2,630,256	2,630,256
Series 41	2,891,626	2,891,626
Series 42	2,744,262	457,776
Series 43	3,637,987	—
Series 44	1,708,836	—

	75,662,578	68,029,269

Investments in Operating Limited Partnerships

The fund accounts for the investments in the operating limited partnerships using the equity method, whereby the fund adjusts the investment cost for its share of the operating limited partnership’s results of operations and for any distributions received or accrued.  However, the fund recognizes individual operating limited partnership’s losses only to the extent that the fund’s share of losses of the operating limited partnerships does not exceed the carrying amount of its investment and its advances to operating limited partnerships.  Unrecognized losses will be suspended and offset against future individual operating limited partnership income.

A loss in value of an investment in an operating limited partnership other than a temporary decline would be recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the fund and the estimated residual value of the investment.

Capital contributions to operating limited partnerships are adjusted by tax credit adjusters.  Tax credit adjusters are defined as adjustments to operating limited partnership capital contributions due to increases or decreases in actual tax credits from those originally projected as well as for timing differences.  The fund records tax credit adjusters as an increase or decrease in investments in operating limited partnerships and capital contributions payable.

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

During the years ended March 31, 2003 and 2002, the fund acquired interests in operating limited partnerships as follows:

	2003	2002

Series 20	—	—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	1	—
Series 25	—	—
Series 26	—	—
Series 27	—	—
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	—	—
Series 32	—	1
Series 33	—	—
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	1
Series 39	—	2
Series 40	1	9
Series 41	9	11
Series 42	15	2
Series 43	16	—
Series 44	4	—

	46	26

During the year ended March 31, 2003, Series 43 acquired a limited partnership equity interest in seven (7) limited liability companies, which are the general partners of other operating limited partnerships which own or are constructing, rehabilitating or operating apartment complexes.

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

Deferred Acquisition Costs

Deferred acquisition costs are amortized on the straight-line method over 27.5 years.

Accumulated amortization as of March 31, 2003 and 2002 is as follows:

	2003	2002
Series 20	$14,288	$10,717
Series 21	7,816	5,862
Series 22	24,559	18,419
Series 23	32,196	23,065
Series 24	40,818	30,614
Series 25	60,873	45,656
Series 26	69,855	52,951
Series 27	62,618	46,964
Series 28	13,201	9,901
Series 29	13,099	9,787
Series 30	84,825	63,585
Series 31	—	—
Series 32	126,632	90,010
Series 33	108,199	80,923
Series 34	172,218	128,280
Series 35	494,113	364,877
Series 36	334,564	246,101
Series 37	271,516	176,693
Series 38	146,845	47,929
Series 39	112,257	21,933
Series 40	32,319	—
Series 41	133,377	—
Series 42	—	—
Series 43	—	—
Series 44	—	—

	$2,356,188	$1,474,267

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

Cash and Cash Equivalents

Cash equivalents include overnight repurchase agreements, tax-exempt sweep accounts and money market accounts having original maturities at date of acquisition of three months or less.  The carrying value approximates fair value because of the short maturity of these instruments.  During the ordinary course of business, amounts on deposit may exceed the FDIC-insured limit.

Fiscal Year

For financial reporting purposes, the fund uses a March 31 year end, whereas for income tax reporting purposes, the fund uses a calendar year.  The operating limited partnerships use a calendar year for both financial and income tax reporting.

Net Loss Per Beneficial Assignee Certificate Unit

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period.  The weighted average number of units in each series at March 31, 2003, 2002 and 2001 are as follows:

	2003	2002	2001

Series 20	3,866,700	3,866,700	3,866,700
Series 21	1,892,700	1,892,700	1,892,700
Series 22	2,564,400	2,564,400	2,564,400
Series 23	3,336,727	3,336,727	3,336,727
Series 24	2,169,878	2,169,878	2,169,878
Series 25	3,026,109	3,026,109	3,026,109
Series 26	3,995,900	3,995,900	3,995,900
Series 27	2,460,700	2,460,700	2,460,700
Series 28	4,000,738	4,000,738	4,000,738
Series 29	3,991,800	3,991,800	3,991,800
Series 30	2,651,000	2,651,000	2,651,000
Series 31	4,417,857	4,417,857	4,417,857
Series 32	4,754,198	4,754,198	4,754,198
Series 33	2,636,533	2,636,533	2,636,533
Series 34	3,529,319	3,529,319	3,529,319
Series 35	3,300,463	3,300,463	3,300,463
Series 36	2,106,837	2,106,837	2,106,837
Series 37	2,512,500	2,512,500	2,512,500
Series 38	2,543,100	2,543,100	2,150,085
Series 39	2,292,152	2,292,152	1,251,903
Series 40	2,630,256	2,118,814	120,983
Series 41	2,891,626	1,576,505	—
Series 42	1,595,325	189,176	—
Series 43	899,797	—	—
Series 44	70,226	—	—

	70,136,841	65,934,106	60,737,330

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

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board (FASB) issued SFAS No. 144, “Accounting for the Impairment of Disposal of Long-Lived Assets.”  SFAS No. 144 provides accounting guidance for financial accounting and reporting for the impairment of disposal of long-lived assets.  SFAS No. 144 supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of.”  SFAS No. 144 is effective for fiscal years beginning after December 15, 2001.  Implementation of SFAS No. 144 has no material effect on the financial position or results of operations of the fund.

In January 2003, the FASB issued Interpretation No. 46 (FIN 46), “Consolidation of Variable Interest Entities,” an interpretation of ARB No. 51, “Consolidated Financial Statements,” which provides new accounting guidance on when to consolidate a variable interest, as defined in FIN 46, in another entity.  FIN 46 applies to variable interests in variable interest entities acquired after January 31, 2003.  FIN 46 should be implemented no later than December 31, 2004.  The general partner is in the process of analyzing FIN 46 to determine the impact, if any, on the fund’s financial statements.  Management has not yet made any determination of the potential impact FIN 46 might have on the fund’s current accounting for its investments in operating partnerships or whether any of those investments might be required to be consolidated.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2003, 2002 and 2001, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Holdings Limited Partnership (BCHLP), Boston Capital Services, Inc. (BCS) and Boston Capital Asset Management Limited Partnership (BCAM) as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5 percent of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships.  The aggregate cost is comprised of the capital contributions made by each Series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level.  The annual fund fees charged to operations during the years ended March 31, 2003, 2002 and 2001, are as follows:

	2003	2002	2001

Series 20	$315,994	$299,467	$320,496
Series 21	179,015	218,756	202,560
Series 22	214,068	215,442	233,351
Series 23	197,700	194,492	200,200
Series 24	192,817	208,943	199,421
Series 25	229,568	229,126	242,146
Series 26	367,525	350,204	368,280
Series 27	275,028	269,712	288,374
Series 28	299,403	278,658	322,781
Series 29	305,896	277,424	315,514
Series 30	208,865	142,376	187,698
Series 31	298,940	309,298	336,774
Series 32	313,404	295,155	323,500
Series 33	155,906	131,568	166,360
Series 34	281,041	255,289	284,285
Series 35	214,873	226,671	215,860
Series 36	150,871	139,721	160,756
Series 37	171,945	167,806	141,045
Series 38	144,604	157,190	162,131
Series 39	115,714	136,795	88,123
Series 40	145,292	167,367	—
Series 41	258,137	90,762	—
Series 42	143,388	—	—
Series 43	97,417	—	—
Series 44	6,247	—	—

	$5,283,658	$4,762,222	$4,759,655

Boston Capital Services, Inc. received dealer-manager fees for the marketing advice and investment banking services performed at the time of the fund’s offering of BACs.  The dealer-manager fees are included in partners’ capital as selling commissions and registration costs.  During the years ended March 31, 2003, 2002 and 2001, dealer manager fees received by Boston Capital Services, Inc. by series are as follows:

	2003	2002	2001

Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	—	—	—
Series 27	—	—	—
Series 28	—	—	—
Series 29	—	—	—
Series 30	—	—	—
Series 31	—	—	—
Series 32	—	—	—
Series 33	—	—	—
Series 34	—	—	—
Series 35	—	—	—
Series 36	—	—	—
Series 37	—	—	—
Series 38	—	—	395,180
Series 39	—	—	431,205
Series 40	—	465,162	64,235
Series 41	—	573,460	—
Series 42	430,358	84,625	—
Series 43	497,725	—	—
Series 44	211,152	—	—

	$1,139,235	$1,123,247	$890,620

Boston Capital Holdings Limited Partnership is entitled to asset acquisition fees for selecting, evaluating, structuring, negotiating, and closing the fund’s acquisition of interests in the operating limited partnerships.  During the years ended March 31, 2003, 2002 and 2001, acquisition fees incurred to Boston Capital Holdings Limited Partnership by series are as follows:

	2003	2002	2001

Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	—	—	—
Series 27	—	—	—
Series 28	—	—	—
Series 29	—	—	—
Series 30	—	—	—
Series 31	—	—	—
Series 32	—	—	—
Series 33	—	—	—
Series 34	—	—	—
Series 35	—	—	—
Series 36	—	—	—
Series 37	—	—	—
Series 38	—	—	1,782,280
Series 39	—	75,172	1,948,285
Series 40	—	1,945,926	286,960
Series 41	—	2,457,882	—
Series 42	1,943,482	389,110	—
Series 43	3,092,289	—	—
Series 44	1,452,511	—	—

	$6,488,282	$4,868,090	$4,017,525

During the years ended March 31, 2003, 2002 and 2001, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2003	2002	2001

Series 20	$24,445	$18,068	$14,463
Series 21	16,305	16,186	10,372
Series 22	23,433	17,950	11,727
Series 23	23,116	19,698	13,646
Series 24	20,484	17,043	10,545
Series 25	26,145	17,365	14,730
Series 26	43,066	20,145	16,941
Series 27	18,845	15,897	10,863
Series 28	25,448	18,780	14,255
Series 29	24,975	19,312	14,665
Series 30	20,301	16,085	11,769
Series 31	26,078	18,967	15,123
Series 32	30,765	24,334	19,064
Series 33	21,192	20,422	14,488
Series 34	24,633	22,152	16,492
Series 35	23,474	21,335	17,639
Series 36	17,877	23,278	18,645
Series 37	21,041	23,939	22,898
Series 38	23,050	28,208	31,730
Series 39	18,418	30,428	56,607
Series 40	27,700	67,613	14,238
Series 41	30,561	62,094	—
Series 42	31,514	28,960	—
Series 43	42,268	—	—
Series 44	14,363	—	—

	$619,497	$568,259	$370,900

Accounts payable - affiliates at March 31, 2003, 2002 and 2001 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

During the years ended March 31, 2003, 2002 and 2001, the fund reimbursed affiliates of the general partner for amounts in connection with the offering of BACs.  These reimbursements include, but are not limited to, postage, printing, travel and overhead allocations and are included in partners’ capital as selling commissions and registrations costs at March 31, 2003, 2002 and 2001.  During the years ended March 31, 2003, 2002 and 2001, the selling commission and registration costs incurred to affiliates by series are as follows:

	2003	2002	2001

Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	—	—	—
Series 27	—	—	—
Series 28	—	—	—
Series 29	—	—	—
Series 30	—	—	—
Series 31	—	—	—
Series 32	—	—	—
Series 33	—	—	—
Series 34	—	—	—
Series 35	—	—	—
Series 36	—	—	—
Series 37	—	—	7,215
Series 38	—	—	108,292
Series 39	—	744	130,194
Series 40	—	107,557	41,850
Series 41	3,688	164,458	—
Series 42	92,960	72,026	—
Series 43	116,777	—	—
Series 44	64,959	—	—

	$278,384	$344,785	$287,551

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2003 and 2002, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes.  During the year ended March 31, 2002, one of the operating limited partnerships owned by Series 24 was foreclosed on by the mortgage holder (see footnote J).  During the year ended March 31, 2003, Series 24 received the project back.  The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2003 and 2002 by series are as follows:

	2003	2002

Series 20	24	24
Series 21	14	14
Series 22	29	29
Series 23	22	22
Series 24	24	23
Series 25	22	22
Series 26	45	45
Series 27	16	16
Series 28	26	26
Series 29	22	22
Series 30	20	20
Series 31	27	27
Series 32	17	17
Series 33	10	10
Series 34	14	14
Series 35	11	11
Series 36	11	11
Series 37	7	7
Series 38	10	10
Series 39	9	9
Series 40	16	15
Series 41	20	11
Series 42	17	2
Series 43	16	—
Series 44	4	—

	453	407

Under the terms of the fund’s investment in each operating limited partnership, the fund is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations.  At March 31, 2003 and 2002, contributions are payable to operating limited partnerships as follows:

	2003	2002

Series 20	$388,026	$388,026
Series 21	457,642	641,543
Series 22	480,996	487,655
Series 23	117,796	117,796
Series 24	368,239	1,214,204
Series 25	943,704	2,073,892
Series 26	1,475,380	2,197,433
Series 27	39,749	156,389
Series 28	148,783	148,783
Series 29	304,770	304,770
Series 30	134,311	528,451
Series 31	705,771	1,030,019
Series 32	936,164	1,074,248
Series 33	202,285	751,366
Series 34	95,968	807,004
Series 35	603,740	1,716,237
Series 36	680,429	680,429
Series 37	1,944,309	2,165,429
Series 38	135,173	1,232,066
Series 39	161,805	2,065,285
Series 40	651,411	3,449,417
Series 41	2,284,064	12,919,212
Series 42	8,777,237	2,075,060
Series 43	9,830,712	—
Series 44	3,030,725	—

	$34,899,189	$38,224,714

The fund’s investments in operating limited partnerships at March 31, 2003 is summarized as follows (Series 44 invested in operating limited partnerships subsequent to December 31, 2002):

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$531,954,496	$28,279,035	$12,370,665

Acquisition costs of operating limited partnerships	46,954,307	3,726,293	1,923,140

Cumulative distributions from operating limited partnerships	(666,861)	(87,309)	(31,145)

Impairment loss in investments in operating limited partnerships	(770,199)	—	—

Cumulative losses from operating limited partnerships	(152,588,298)	(19,242,249)	(11,868,784)

Investments in operating limited partnerships per balance sheet	424,883,445	12,675,770	2,393,876

	Total	Series 20	Series 21

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(36,350,574)	—	(336,415)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(7,536,203)	(444,246)	(110,624)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2003 which the operating limited partnerships have not included in their capital as of December 31, 2002 due to different year ends (see note A).	2,775,473	404,710	651,466

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(9,394,342)	(345,946)	(6,847,429)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	1,614,157	249,367	174,071

Impairment loss in investments in operating limited partnerships	770,199	—	—

Other	(6,621,295)	(32,839)	(2,208)

Equity per operating limited partnerships’ combined financial statements	$370,140,860	$12,506,816	$(4,077,263)

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,290,375	$23,797,395	$15,658,753

Acquisition costs of operating limited partnerships	2,504,765	3,504,553	2,030,314

Cumulative distributions from operating limited partnerships	(76,499)	(21,641)	(60,040)

Impairment loss in investments in operating limited partnerships	(404,691)	—	—

Cumulative losses from operating limited partnerships	(10,799,255)	(10,906,314)	(8,460,367)

Investments in operating limited partnerships per balance sheet	9,514,695	16,373,993	9,168,660

	Series 22	Series 23	Series 24

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(481,359)	(11,581)	(30,158)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(484,368)	(436,119)	(516,941)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2003 which the operating limited partnerships have not included in their capital as of December 31, 2002 due to different year ends (see note A).	259,228	179,850	95,695

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(300,958)	—	(93,535)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,346	46,426	61,209

Impairment loss in investments in operating limited partnerships	404,691	—	—

Other	(214,531)	(36,701)	69,593

Equity per operating limited partnerships’ combined financial statements	$8,813,744	$16,115,868	$8,754,523

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$21,940,130	$28,873,740	$16,975,431

Acquisition costs of operating limited partnerships	2,803,677	3,968,917	2,467,629

Cumulative distributions from operating limited partnerships	(58,304)	(81,185)	(34,237)

Impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(9,369,747)	(9,045,459)	(4,763,236)

Investments in operating limited partnerships per balance sheet	15,315,756	23,716,013	14,645,587

	Series 25	Series 26	Series 27

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(286,910)	(138,524)	(316,117)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(689,409)	(73,143)	(369,748)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2003 which the operating limited partnerships have not included in their capital as of December 31, 2002 due to different year ends (see note A).	335,542	123,194	205,532

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(753,168)	(328,540)	(455,971)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	46,911	195,682	—

Impairment loss in investment in operating limited partnerships	—	—	—

Other	(136,206)	(112,945)	60,067

Equity per operating limited partnerships’ combined financial statements	$13,832,516	$23,381,737	$13,769,350

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$28,566,056	$28,777,755	$19,306,955

Acquisition costs of operating limited partnerships	4,191,674	4,151,886	2,226,856

Cumulative distributions from operating limited partnerships	(83,870)	(13,101)	(44,047)

Impairment loss in investments in operating limited partnerships	—	(365,508)	—

Cumulative losses from operating limited partnerships	(7,489,384)	(10,100,132)	(4,827,830)

Investments in operating limited partnerships per balance sheet	25,184,476	22,450,900	16,661,934

	Series 28	Series 29	Series 30

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(392,653)	(255,440)	(224,965)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(772,541)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2003 which the operating limited partnerships have not included in their capital as of December 31, 2002 due to different year ends (see note A).	129,668	265,241	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	5,653	7,355	6,620

Impairment loss in investments in operating limited partnerships	—	365,508	—

Other	(227,453)	(66,256)	3,109

Equity per operating limited partnerships’ combined financial statements	$24,034,638	$21,994,767	$16,210,997

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$31,876,958	$34,641,446	$19,377,023

Acquisition costs of operating limited partnerships	4,586,765	4,291,123	2,010,987

Cumulative distributions from operating limited partnerships	(19,998)	(22,498)	—

Impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(10,787,615)	(7,815,116)	(3,653,235)

Investments in operating limited partnerships per balance sheet	25,656,110	31,094,955	17,734,775

	Series 31	Series 32	Series 33

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(452,179)	(1,907,370)	(1,536,996)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,741,159)	(624,017)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2003 which the operating limited partnerships have not included in their capital as of December 31, 2002 due to different year ends (see note A).	125,347	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(268,795)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	80,765	42,262	2,652

Impairment loss in investments in operating limited partnerships	—	—	—

Other	11,156	(903,077)	(9,808)

Equity per operating limited partnerships’ combined financial statements	$25,343,599	$26,316,816	$15,566,606

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$25,656,209	$23,911,120	$15,361,394

Acquisition costs of operating limited partnerships	2,565,728	—	—

Cumulative distributions from operating limited partnerships	(1,154)	—	(6,859)

Impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(5,980,674)	(4,143,439)	(2,868,522)

Investments in operating limited partnerships per balance sheet	22,240,109	19,767,681	12,486,013

	Series 34	Series 35	Series 36

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(300,928)	(270,100)	(37,221)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 2003 which the operating limited partnerships have not included in their capital as of December 31, 2002 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	8,576	85,185	3,061

Impairment loss in investments in operating limited partnerships	—	—	—

Other	(144,363)	(152,459)	(56,674)

Equity per operating limited partnerships’ combined financial statements	$21,507,860	$19,430,307	$12,395,179

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,624,472	$18,919,672	$16,818,040

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(19,114)	(3,777)	(2,083)

Impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(2,451,601)	(2,257,195)	(2,085,584)

Investments in operating limited partnerships per balance sheet	16,153,757	16,658,700	14,730,373

	Series 37	Series 38	Series 39

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(1,839,232)	(138,836)	(66,798)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 2003 which the operating limited partnerships have not included in their capital as of December 31, 2002 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	216,609	78,521	116,387

Impairment loss in investments in operating limited partnerships	—	—	—

Other	(122,355)	(425,094)	(225,635)

Equity per operating limited partnerships’ combined financial statements	$14,408,779	$16,173,291	$14,554,327

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$19,681,561	$20,958,917	$19,985,246

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(1,425,164)	(1,537,775)	(404,748)

Investments in operating limited partnerships per balance sheet	18,256,397	19,421,142	19,580,498

	Series 40	Series 41	Series 42

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(899,675)	(2,647,297)	(9,652,631)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 2003 which the operating limited partnerships have not included in their capital as of December 31, 2002 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	65,781	—	4,718

Impairment loss in investments in operating limited partnerships	—	—	—

Other	(811,972)	(901,655)	(99,405)

Equity per operating limited partnerships’ combined financial statements	$16,610,531	$15,872,190	$9,833,180

	Series 43	Series 44

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,654,472	$4,651,676

Acquisition costs of operating limited partnerships	—	—

Cumulative distributions from operating limited partnerships	—	—

Impairment loss in investments in operating limited partnerships	—	—

Cumulative losses from operating limited partnerships	(304,873)	—

Investments in operating limited partnerships per balance sheet	18,349,599	4,651,676

	Series 43	Series 44

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(9,475,513)	(4,651,676)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 2003 which the operating limited partnerships have not included in their capital as of December 31, 2002 due to different year ends (see note A).	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—

Impairment loss in investments in operating limited partnerships	—	—

Other	(2,083,584)	—

Equity per operating limited partnerships’ combined financial statements	$6,790,502	$—

The fund’s investments in operating limited partnerships at March 31, 2002 is summarized as follows (Series 42 invested in operating limited partnerships subsequent to December 31, 2001):

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$490,167,039	$28,279,735	$12,448,749

Acquisition costs of operating limited partnerships	46,954,889	3,726,293	1,923,140

Cumulative distributions from operating limited partnerships	(516,053)	(73,449)	(27,204)

Cumulative losses from operating limited partnerships	(125,748,024)	(17,237,206)	(11,414,868)

Investments in operating limited partnerships per balance sheet	410,857,851	14,695,373	2,929,817

	Total	Series 20	Series 21

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(38,323,461)	—	(474,354)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(7,582,381)	(444,246)	(110,624)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	2,775,473	404,710	651,466

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(8,285,544)	(211,670)	(6,257,772)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	1,867,118	249,627	82,561

Other	(3,714,231)	(35,750)	(1,050)

Equity per operating limited partnerships’ combined financial statements	$357,594,825	$14,658,044	$(3,179,956)

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,295,534	$23,797,395	$15,665,033

Acquisition costs of operating limited partnerships	2,504,765	3,504,553	2,030,314

Cumulative distributions from operating limited partnerships	(68,522)	(15,838)	(56,838)

Cumulative losses from operating limited partnerships	(9,644,478)	(9,559,282)	(8,397,604)

Investments in operating limited partnerships per balance sheet	11,087,299	17,726,828	9,240,905

	Series 22	Series 23	Series 24

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(684,398)	(11,581)	(773,022)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(365,605)	(436,119)	(516,941)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	259,228	179,850	95,695

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(170,267)	—	(362,514)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,346	46,426	61,209

Other	(136,550)	(41,148)	49,076

Equity per operating limited partnerships’ combined financial statements	$10,106,053	$17,464,256	$7,794,408

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$21,958,241	$28,872,636	$16,985,315

Acquisition costs of operating limited partnerships	2,803,677	3,968,917	2,467,629

Cumulative distributions from operating limited partnerships	(48,141)	(65,203)	(24,623)

Cumulative losses from operating limited partnerships	(8,448,215)	(7,991,100)	(3,981,160)

Investments in operating limited partnerships per balance sheet	16,265,562	24,785,250	15,447,161

	Series 25	Series 26	Series 27

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(1,244,750)	(831,489)	(348,552)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(689,409)	(73,143)	(534,689)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	335,542	123,194	205,532

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(553,303)	(225,038)	(320,867)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	46,911	321,722	88,477

Other	(198,993)	(72,679)	54,428

Equity per operating limited partnerships’ combined financial statements	$13,961,560	$24,027,817	$14,591,490

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$28,566,056	$28,777,755	$19,306,955

Acquisition costs of operating limited partnerships	4,191,674	4,151,886	2,226,856

Cumulative distributions from operating limited partnerships	(44,377)	(10,062)	(37,497)

Cumulative losses from operating limited partnerships	(6,358,206)	(8,428,919)	(3,669,439)

Investments in operating limited partnerships per balance sheet	26,355,147	24,490,660	17,826,875

	Series 28	Series 29	Series 30

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(392,653)	(255,440)	(626,664)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(772,541)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	129,668	265,241	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	5,653	7,355	73,730

Other	(238,089)	(67,713)	4,917

Equity per operating limited partnerships’ combined financial statements	$25,194,673	$23,667,562	$17,043,157

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$31,876,958	$34,602,928	$19,375,924

Acquisition costs of operating limited partnerships	4,586,765	4,291,123	2,010,987

Cumulative distributions from operating limited partnerships	(12,568)	(13,998)	—

Cumulative losses from operating limited partnerships	(8,730,174)	(5,920,892)	(2,760,934)

Investments in operating limited partnerships per balance sheet	27,720,981	32,959,161	18,625,977

	Series 31	Series 32	Series 33

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(466,321)	(1,982,110)	(2,083,984)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,741,159)	(624,017)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	125,347	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(184,113)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	80,765	42,262	2,652

Other	7,394	(867,373)	(10,799)

Equity per operating limited partnerships’ combined financial statements	$27,390,566	$28,226,668	$15,909,829

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$25,656,209	$23,877,608	$15,361,602

Acquisition costs of operating limited partnerships	2,566,310	—	—

Cumulative distributions from operating limited partnerships	(631)	—	(1,644)

Cumulative losses from operating limited partnerships	(4,370,612)	(2,944,750)	(1,886,220)

Investments in operating limited partnerships per balance sheet	23,851,276	20,932,858	13,473,738

	Series 34	Series 35	Series 36

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(315,426)	(1,383,138)	(36,100)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	8,576	91,805	56,903

Other	(139,108)	(158,284)	(110,224)

Equity per operating limited partnerships’ combined financial statements	$23,109,784	$19,483,241	$13,384,317

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,597,453	$18,998,365	$17,087,660

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(13,899)	(1,559)	—

Cumulative losses from operating limited partnerships	(1,113,958)	(1,364,717)	(992,509)

Investments in operating limited partnerships per balance sheet	17,469,596	17,632,089	16,095,151

	Series 37	Series 38	Series 39

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(2,045,431)	(1,230,575)	(1,997,147)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	259,074	—	191,379

Other	(123,137)	(435,107)	(253,819)

Equity per operating limited partnerships’ combined financial statements	$15,560,102	$15,966,407	$14,035,564

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,979,586	$20,123,805	$2,675,537

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(438,656)	(94,125)	—

Investments in operating limited partnerships per balance sheet	18,540,930	20,029,680	2,675,537

	Series 40	Series 41	Series 42

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(4,244,472)	(14,220,317)	(2,675,537)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	33,685	—	—

Other	(693,931)	(246,292)	—

Equity per operating limited partnerships’ combined financial statements	$13,636,212	$5,563,071	$—

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 43 hold an interest as of December 31, 2002 are as follows (Series 44 invested in operating limited partnerships subsequent to December 31, 2002):

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,453,190,271	$70,340,460	$25,927,888
Construction in progress	27,948,732	—	—
Land	104,316,192	6,345,961	2,837,606
Other assets	105,179,728	5,676,433	2,328,897

	$1,690,634,923	$82,362,854	$31,094,391

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$993,731,051	$56,906,274	$27,623,271
Accounts payable and accrued expenses	33,764,592	2,792,948	1,615,416
Other liabilities	135,845,270	5,105,288	4,640,210

	1,163,340,913	64,804,510	33,878,897
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	370,140,860	12,506,816	(4,077,263)
Other partners	157,153,150	5,051,528	1,292,757

	527,294,010	17,558,344	(2,784,506)

	$1,690,634,923	$82,362,854	$31,094,391

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$67,684,352	$64,395,791	$52,121,223
Construction in progress	—	—	—
Land	4,242,201	3,957,131	3,941,855
Other assets	4,896,821	4,260,358	4,961,205

	$76,823,374	$72,613,280	$61,024,283

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$52,451,983	$42,124,130	$39,095,516
Accounts payable and accrued expenses	3,338,079	3,929,074	1,386,514
Other liabilities	3,400,087	5,017,941	5,055,876

	59,190,149	51,071,145	45,537,906
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	8,813,744	16,115,868	8,754,523
Other partners	8,819,481	5,426,267	6,731,854

	17,633,225	21,542,135	15,486,377

	$76,823,374	$72,613,280	$61,024,283

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$55,269,507	$81,752,637	$69,425,951
Construction in progress	—	—	—
Land	3,695,640	5,310,128	6,005,394
Other assets	6,780,911	7,636,071	6,207,679

	$65,746,058	$94,698,836	$81,639,024

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$37,006,817	$61,078,267	$52,145,525
Accounts payable and accrued expenses	2,088,991	1,690,483	1,027,103
Other liabilities	6,973,531	4,254,256	6,885,365

	46,069,339	67,023,006	60,057,993
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	13,832,516	23,381,737	13,769,350
Other partners	5,844,203	4,294,093	7,811,681

	19,676,719	27,675,830	21,581,031

	$65,746,058	$94,698,836	$81,639,024

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$70,739,715	$61,956,229	$50,380,621
Construction in progress	—	—	—
Land	5,513,936	2,841,806	2,658,139
Other assets	4,938,965	4,325,274	3,505,437

	$81,192,616	$69,123,309	$56,544,197

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$43,767,110	$39,990,570	$29,861,101
Accounts payable and accrued expenses	1,544,422	1,638,993	870,976
Other liabilities	3,685,348	4,244,913	4,158,534

	48,996,880	45,874,476	34,890,611
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	24,034,638	21,994,767	16,210,997
Other partners	8,161,098	1,254,066	5,442,589

	32,195,736	23,248,833	21,653,586

	$81,192,616	$69,123,309	$56,544,197

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$75,467,122	$76,614,887	$63,990,148
Construction in progress	—	—	—
Land	4,506,248	4,333,042	5,245,180
Other assets	7,561,527	4,836,598	3,443,556

	$87,534,897	$85,784,527	$72,678,884

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$53,502,066	$44,425,558	$36,301,806
Accounts payable and accrued expenses	1,321,838	1,194,811	947,266
Other liabilities	7,244,081	6,051,555	3,366,985

	62,067,985	51,671,924	40,616,057
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	25,343,599	26,316,816	15,566,606
Other partners	123,313	7,795,787	16,496,221

	25,466,912	34,112,603	32,062,827

	$87,534,897	$85,784,527	$72,678,884

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$69,738,359	$57,630,254	$51,672,482
Construction in progress	—	—	—
Land	5,358,490	3,734,936	2,883,167
Other assets	4,141,970	3,107,483	3,072,092

	$79,238,819	$64,472,673	$57,627,741

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$46,653,030	$29,337,777	$34,049,562
Accounts payable and accrued expenses	1,152,295	765,537	852,177
Other liabilities	4,829,563	7,077,032	3,515,101

	52,634,888	37,180,346	38,416,840
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	21,507,860	19,430,307	12,395,179
Other partners	5,096,071	7,862,020	6,815,722

	26,603,931	27,292,327	19,210,901

	$79,238,819	$64,472,673	$57,627,741

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$52,798,325	$40,578,253	$35,071,539
Construction in progress	—	—	—
Land	2,423,561	2,253,007	1,909,789
Other assets	3,237,930	1,254,757	1,191,125

	$58,459,816	$44,086,017	$38,172,453

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$34,714,477	$17,187,743	$14,322,272
Accounts payable and accrued expenses	1,411,642	544,684	361,797
Other liabilities	2,423,011	4,049,883	3,077,789

	38,549,130	21,782,310	17,761,858
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	14,408,779	16,173,291	14,554,327
Other partners	5,501,907	6,130,416	5,856,268

	19,910,686	22,303,707	20,410,595

	$58,459,816	$44,086,017	$38,172,453

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$80,196,014	$99,418,301	$46,907,173
Construction in progress	—	—	8,286,472
Land	5,081,041	8,229,653	4,726,925
Other assets	3,229,777	4,631,070	4,048,749

	$88,506,832	$112,279,024	$63,969,319

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$52,702,475	$67,536,442	$36,481,104
Accounts payable and accrued expenses	1,036,286	731,008	834,103
Other liabilities	10,223,070	15,561,344	8,679,101

	63,961,831	83,828,794	45,994,308
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	16,610,531	15,872,190	9,833,180
Other partners	7,934,470	12,578,040	8,141,831

	24,545,001	28,450,230	17,975,011

	$88,506,832	$112,279,024	$63,969,319

Series 43
ASSETS

Buildings and improvements, net of accumulated depreciation	$33,113,040
Construction in progress	19,662,260
Land	6,281,356
Other assets	5,905,043

$64,961,699

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$44,466,175
Accounts payable and accrued expenses	688,149
Other liabilities	6,325,406

51,479,730
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	6,790,502
Other partners	6,691,467

13,481,969

$64,961,699

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 41 hold an interest as of December 31, 2001 are as follows (Series 42 invested in operating limited partnerships subsequent to December 31, 2001):

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,276,986,787	$73,661,465	$26,777,939
Construction in progress	21,649,111	—	—
Land	82,942,354	6,345,961	2,837,606
Other assets	92,702,097	5,473,725	2,378,765

	$1,474,280,349	$85,481,151	$31,994,310

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$836,173,617	$57,488,628	$27,872,528
Accounts payable and accrued expenses	29,415,768	3,060,234	1,237,842
Other liabilities	120,870,988	5,493,870	4,635,453

	986,460,373	66,042,732	33,745,823
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	357,594,825	14,658,044	(3,179,956)
Other partners	130,225,151	4,780,375	1,428,443

	487,819,976	19,438,419	(1,751,513)

	$1,474,280,349	$85,481,151	$31,994,310

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$70,404,427	$66,762,604	$54,275,834
Construction in progress	—	—	—
Land	4,242,201	3,957,131	3,941,855
Other assets	4,762,601	4,184,553	5,229,664

	$79,409,229	$74,904,288	$63,447,353

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$52,764,423	$42,282,144	$40,591,928
Accounts payable and accrued expenses	3,114,452	3,427,486	1,805,213
Other liabilities	3,355,070	5,283,754	8,269,088

	59,233,945	50,993,384	50,666,229
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	10,106,053	17,464,256	7,794,408
Other partners	10,069,231	6,446,648	4,986,716

	20,175,284	23,910,904	12,781,124

	$79,409,229	$74,904,288	$63,447,353

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$57,711,877	$84,973,268	$71,630,865
Construction in progress	—	—	—
Land	3,695,640	5,310,128	6,005,394
Other assets	6,796,587	7,335,534	6,097,224

	$68,204,104	$97,618,930	$83,733,483

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$37,469,696	$61,914,557	$52,616,662
Accounts payable and accrued expenses	2,176,934	2,034,466	1,037,515
Other liabilities	9,359,700	5,064,938	7,226,324

	49,006,330	69,013,961	60,880,501
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	13,961,560	24,027,817	14,591,490
Other partners	5,236,214	4,577,152	8,261,492

	19,197,774	28,604,969	22,852,982

	$68,204,104	$97,618,930	$83,733,483

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$73,564,262	$64,337,212	$52,193,320
Construction in progress	—	—	—
Land	5,513,936	2,841,806	2,658,139
Other assets	4,594,636	3,787,582	3,490,364

	$83,672,834	$70,966,600	$58,341,823

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$44,313,867	$39,799,987	$30,279,461
Accounts payable and accrued expenses	1,473,102	1,278,477	891,927
Other liabilities	3,687,108	4,730,873	4,762,603

	49,474,077	45,809,337	35,933,991
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	25,194,673	23,667,562	17,043,157
Other partners	9,004,084	1,489,701	5,364,675

	34,198,757	25,157,263	22,407,832

	$83,672,834	$70,966,600	$58,341,823

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$78,468,773	$79,990,807	$66,683,609
Construction in progress	—	—	—
Land	4,506,248	4,333,042	5,245,180
Other assets	6,829,471	4,505,418	3,423,842

	$89,804,492	$88,829,267	$75,352,631

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$53,800,759	$44,802,341	$36,596,048
Accounts payable and accrued expenses	1,120,655	1,151,373	930,735
Other liabilities	7,341,164	6,218,546	4,235,529

	62,262,578	52,172,260	41,762,312
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	27,390,566	28,226,668	15,909,829
Other partners	151,348	8,430,339	17,680,490

	27,541,914	36,657,007	33,590,319

	$89,804,492	$88,829,267	$75,352,631

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$72,593,306	$59,611,456	$53,503,681
Construction in progress	—	—	—
Land	5,358,490	3,734,936	3,007,609
Other assets	4,151,428	2,794,991	3,084,139

	$82,103,224	$66,141,383	$59,595,429

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$46,931,327	$29,536,167	$34,085,850
Accounts payable and accrued expenses	1,079,893	701,514	591,556
Other liabilities	5,061,369	8,244,544	3,841,734

	53,072,589	38,482,225	38,519,140
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	23,109,784	19,483,241	13,384,317
Other partners	5,920,851	8,175,917	7,691,972

	29,030,635	27,659,158	21,076,289

	$82,103,224	$66,141,383	$59,595,429

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$54,866,526	$41,771,992	$32,515,781
Construction in progress	—	—	3,736,024
Land	2,423,561	2,253,007	1,909,789
Other assets	3,451,161	1,443,601	1,319,399

	$60,741,248	$45,468,600	$39,480,993

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$33,857,644	$17,816,425	$14,660,485
Accounts payable and accrued expenses	998,431	420,064	287,196
Other liabilities	3,839,077	4,849,550	4,569,996

	38,695,152	23,086,039	19,517,677
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	15,560,102	15,966,407	14,035,564
Other partners	6,485,994	6,416,154	5,927,752

	22,046,096	22,382,561	19,963,316

	$60,741,248	$45,468,600	$39,480,993

	Series 40	Series 41
ASSETS

Buildings and improvements, net of accumulated depreciation	$34,185,586	$6,502,197
Construction in progress	6,376,753	11,536,334
Land	1,746,945	1,073,750
Other assets	3,623,726	3,943,686

	$45,933,010	$23,055,967

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$23,201,808	$13,490,882
Accounts payable and accrued expenses	571,423	25,280
Other liabilities	7,544,610	3,256,088

	31,317,841	16,772,250
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	13,636,212	5,563,071
Other partners	978,957	720,646

	14,615,169	6,283,717

	$45,933,010	$23,055,967

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2002 for operating limited partnerships in which Series 20 through Series 43 had an interest as of December 31, 2002 are as follows (Series 44 invested in operating limited partnerships subsequent to December 31, 2002):

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$159,657,657	$11,875,880	$5,191,301
Interest and other	11,991,803	884,867	179,797

	171,649,460	12,760,747	5,371,098
Expenses
Interest	52,642,294	4,004,170	1,972,676
Depreciation and amortization	57,582,248	3,649,676	927,204
Taxes and insurance	24,334,714	1,727,929	731,811
Repairs and maintenance	25,529,365	2,512,591	1,171,291
Operating expenses	50,883,653	3,448,337	1,594,189
Other expenses	4,709,802	181,316	132,083

	215,682,076	15,524,019	6,529,254

NET LOSS	$(44,032,616)	$(2,763,272)	$(1,158,156)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(28,300,735)	$(2,139,319)	$(1,043,573)

Net loss allocated to other partners	$(15,731,881)	$(623,953)	$(114,583)

*            Amounts include $134,276, $589,657, $130,691, $82,684, $199,865, $103,502, $135,104 and $84,682 for Series 20, 21, 22, 24, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 22	Series 23	Series 24
Revenue
Rent	$9,101,750	$8,265,969	$8,030,634
Interest and other	667,058	406,342	2,277,606

	9,768,808	8,672,311	10,308,240
Expenses
Interest	2,893,491	2,734,917	2,656,741
Depreciation and amortization	2,816,716	2,434,323	2,517,117
Taxes and insurance	1,443,086	1,332,880	1,198,374
Repairs and maintenance	1,857,612	1,579,772	1,234,854
Operating expenses	2,893,929	2,670,273	2,550,939
Other expenses	366,827	276,039	177,688

	12,271,661	11,028,204	10,335,713

NET LOSS	$(2,502,853)	$(2,355,893)	$(27,473)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,285,468)	$(1,347,032)	$(145,447)

Net income (loss) allocated to other partners	$(1,217,385)	$(1,008,861)	$117,974

*            Amounts include $134,276, $589,657, $130,691, $82,684, $199,865, $103,502, $135,104 and $84,682 for Series 20, 21, 22, 24, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 25	Series 26	Series 27
Revenue
Rent	$10,275,291	$10,177,213	$8,771,639
Interest and other	1,188,355	1,226,006	263,322

	11,463,646	11,403,219	9,034,961
Expenses
Interest	2,919,200	2,737,264	3,265,331
Depreciation and amortization	2,739,574	3,308,517	2,589,974
Taxes and insurance	1,388,435	1,687,688	1,128,860
Repairs and maintenance	2,112,745	1,582,311	997,516
Operating expenses	3,264,286	3,238,445	2,189,846
Other expenses	251,719	260,750	243,361

	12,675,959	12,814,975	10,414,888

NET LOSS	$(1,212,313)	$(1,411,756)	$(1,379,927)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,121,397)	$(1,157,861)	$(917,180)

Net loss allocated to other partners	$(90,916)	$(253,895)	$(462,747)

*            Amounts include $134,276, $589,657, $130,691, $82,684, $199,865, $103,502, $135,104 and $84,682 for Series 20, 21, 22, 24, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 28	Series 29	Series 30
Revenue
Rent	$8,486,736	$6,916,360	$6,093,622
Interest and other	206,739	254,894	232,249

	8,693,475	7,171,254	6,325,871
Expenses
Interest	2,585,777	2,016,026	1,651,323
Depreciation and amortization	3,058,539	2,660,961	1,932,302
Taxes and insurance	1,129,167	1,058,777	879,856
Repairs and maintenance	1,235,518	944,152	974,599
Operating expenses	2,574,230	2,108,889	2,065,548
Other expenses	62,127	216,579	302,038

	10,645,358	9,005,384	7,805,666

NET LOSS	$(1,951,883)	$(1,834,130)	$(1,479,795)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,131,178)	$(1,671,213)	$(1,158,391)

Net loss allocated to other partners	$(820,705)	$(162,917)	$(321,404)

*            Amounts include $134,276, $589,657, $130,691, $82,684, $199,865, $103,502, $135,104 and $84,682 for Series 20, 21, 22, 24, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 31	Series 32	Series 33
Revenue
Rent	$9,511,763	$7,838,059	$6,671,896
Interest and other	365,343	347,191	281,177

	9,877,106	8,185,250	6,953,073
Expenses
Interest	2,190,584	2,332,271	2,452,538
Depreciation and amortization	3,267,440	3,520,220	2,860,373
Taxes and insurance	1,527,741	1,334,762	1,022,065
Repairs and maintenance	1,447,899	1,116,747	826,282
Operating expenses	3,137,043	2,224,261	1,724,977
Other expenses	369,390	232,666	96,445

	11,940,097	10,760,927	8,982,680

NET LOSS	$(2,062,991)	$(2,575,677)	$(2,029,607)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(2,057,441)	$(1,978,906)	$(892,301)

Net loss allocated to other partners	$(5,550)	$(596,771)	$(1,137,306)

*            Amounts include $134,276, $589,657, $130,691, $82,684, $199,865, $103,502, $135,104 and $84,682 for Series 20, 21, 22, 24, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 34	Series 35	Series 36
Revenue
Rent	$7,346,400	$5,478,443	$5,470,468
Interest and other	445,961	653,548	601,614

	7,792,361	6,131,991	6,072,082
Expenses
Interest	2,571,682	1,703,764	2,146,344
Depreciation and amortization	3,107,186	2,200,417	2,102,933
Taxes and insurance	1,135,143	860,745	706,599
Repairs and maintenance	955,051	742,081	979,200
Operating expenses	2,033,084	1,848,842	1,836,621
Other expenses	113,280	485,790	96,246

	9,915,426	7,841,639	7,867,943

NET LOSS	$(2,123,065)	$(1,709,648)	$(1,795,861)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,610,062)	$(1,198,689)	$(982,302)

Net loss allocated to other partners	$(513,003)	$(510,959)	$(813,559)

*            Amounts include $134,276, $589,657, $130,691, $82,684, $199,865, $103,502, $135,104 and $84,682 for Series 20, 21, 22, 24, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 37	Series 38	Series 39
Revenue
Rent	$5,031,297	$3,629,047	$2,667,994
Interest and other	206,123	87,921	123,888

	5,237,420	3,716,968	2,791,882
Expenses
Interest	1,495,327	998,016	689,415
Depreciation and amortization	2,374,926	1,727,277	1,623,446
Taxes and insurance	785,869	557,976	461,375
Repairs and maintenance	608,312	475,393	300,498
Operating expenses	1,771,196	1,335,337	1,092,425
Other expenses	107,696	67,696	238,214

	7,143,326	5,161,695	4,405,373

NET LOSS	$(1,905,906)	$(1,444,727)	$(1,613,491)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,337,643)	$(892,478)	$(1,093,075)

Net loss allocated to other partners	$(568,263)	$(552,249)	$(520,416)

*            Amounts include $134,276, $589,657, $130,691, $82,684, $199,865, $103,502, $135,104 and $84,682 for Series 20, 21, 22, 24, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 40	Series 41	Series 42
Revenue
Rent	$5,401,479	$3,865,359	$1,924,942
Interest and other	293,117	342,820	96,908

	5,694,596	4,208,179	2,021,850
Expenses
Interest	2,570,774	2,127,638	841,461
Depreciation and amortization	2,542,183	2,326,576	767,987
Taxes and insurance	941,898	820,093	230,567
Repairs and maintenance	704,363	596,930	286,010
Operating expenses	1,981,469	1,940,501	759,601
Other expenses	103,478	129,535	123,749

	8,844,165	7,941,273	3,009,375

NET LOSS	$(3,149,569)	$(3,733,094)	$(987,525)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(986,508)	$(1,443,650)	$(404,748)

Net loss allocated to other partners	$(2,163,061)	$(2,289,444)	$(582,777)

*            Amounts include $134,276, $589,657, $130,691, $82,684, $199,865, $103,502, $135,104 and $84,382 for Series 20, 21, 22, 24, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

Series 43
Revenue
Rent	$1,634,115
Interest and other	358,957

1,993,072
Expenses
Interest	1,085,564
Depreciation and amortization	526,381
Taxes and insurance	243,018
Repairs and maintenance	287,638
Operating expenses	599,385
Other expenses	75,090

2,817,076

NET LOSS	$(824,004)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(304,873)

Net loss allocated to other partners	$(519,131)

*            Amounts include $134,276, $589,657, $130,691, $82,684, $199,865, $103,502, $135,104 and $84,682 for Series 20, 21, 22, 24, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2001 for operating limited partnerships in which Series 20 through Series 41 had an interest as of December 31, 2002 are as follows (Series 42 invested in operating limited partnerships subsequent to December 31, 2001):

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

	Series 37	Series 38	Series 39
Revenue
Rent	$4,064,548	$1,675,836	$883,755
Interest and other	215,572	67,815	69,246

	4,280,120	1,743,651	953,001
Expenses
Interest	1,140,598	818,118	518,687
Depreciation and amortization	1,891,196	1,007,582	748,951
Taxes and insurance	553,798	301,946	121,793
Repairs and maintenance	420,069	229,782	113,511
Operating expenses	1,500,914	828,729	633,307
Other expenses	45,000	239,565	254,943

	5,551,575	3,425,722	2,391,192

NET LOSS	$(1,271,455)	$(1,682,071)	$(1,438,191)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(750,493)	$(1,230,809)	$(996,269)

Net loss allocated to other partners	$(520,962)	$(451,262)	$(441,922)

*            Amounts include $82,671, $6,257,770, $82,786, $362,514, $296,353, $221,008, $115,322 and $180,818 for Series 20, 21, 22, 24, 25, 26, 27 and 32, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 40	Series 41
Revenue
Rent	$1,563,882	$228,287
Interest and other	164,255	11,894

	1,728,137	240,181
Expenses
Interest	542,122	60,113
Depreciation and amortization	579,419	104,810
Taxes and insurance	160,832	19,153
Repairs and maintenance	183,495	41,881
Operating expenses	564,353	85,205
Other expenses	102,111	23,360

	2,132,332	334,522

NET LOSS	$(404,195)	$(94,341)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(438,656)	$(94,125)

Net income (loss) allocated to other partners	$34,461	$(216)

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

NOTE D - NOTES RECEIVABLE

Notes receivable at March 31, 2003 and 2002 consist of advance installments of $14,733,948 and $17,736,231, respectively, of capital contributions to operating limited partnerships.  The notes are comprised of noninterest bearing and interest bearing notes with rates ranging from prime to prime + 1%.  Prime was 4.25% and 4.75% as of March 31, 2003 and 2002, respectively.  These notes will be applied against future payments of capital contributions or paid upon demand.  The carrying value of the notes receivable at March 31, 2003 and 2002 approximates fair value.  The notes at March 31, 2003 and 2002 by series are as follows:

	2003	2002

Series 20	$—	$—
Series 21	457,639	641,542
Series 22	450,981	450,981
Series 23	—	—
Series 24	155,478	534,342
Series 25	—	523,193
Series 26	135,822	571,335
Series 27	—	—
Series 28	638,346	775,000
Series 29	20,935	20,935
Series 30	301,842	385,438
Series 31	655,675	655,675
Series 32	573,581	630,673
Series 33	111,787	113,575
Series 34	3,547	164,562
Series 35	322,784	918,319
Series 36	322,784	322,784
Series 37	1,810,486	1,814,211
Series 38	—	—
Series 39	—	543,567
Series 40	312,318	1,321,601
Series 41	372,883	6,058,498
Series 42	3,361,150	1,290,000
Series 43	3,361,995	—
Series 44	1,363,915	—

	$14,733,948	$17,736,231

NOTE E - OTHER ASSETS

Other assets include $2,372,306 of cash held by an escrow agent at March 31, 2002.  The cash held for Series 20 through 42 at March 31, 2002 represents capital contributions to be released to the operating limited partnerships when certain criteria have been met.  The escrows held at March 31, 2002 by series are as follows:

2002

Series 20	$—
Series 21	—
Series 22	—
Series 23	—
Series 24	—
Series 25	—
Series 26	—
Series 27	—
Series 28	—
Series 29	—
Series 30	—
Series 31	—
Series 32	—
Series 33	—
Series 34	—
Series 35	—
Series 36	—
Series 37	—
Series 38	—
Series 39	882,215
Series 40	—
Series 41	470,389
Series 42	1,019,702

$2,372,306

NOTE F - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2003 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(34,363,004)	$(2,384,789)	$(658,405)

Operating limited partnership rents received in advance	219,131	64,063	203

Partnership fund management fee	5,001,131	379,247	225,840

Other	(14,085)	(49,180)	283,607

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,460,461)	(134,276)	(589,657)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(9,191,601)	(86,976)	(263,375)

Impairment loss not recognized for tax purposes	770,199	—	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,662,203)	(5,102)	(8,839)

Income (loss) for tax return purposes, December 31, 2002	$(40,700,893)	$(2,217,013)	$(1,010,626)

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(1,825,108)	$(1,611,679)	$(206,100)

Operating limited partnership rents received in advance	874	(5,915)	6,419

Partnership fund management fee	179,592	240,263	233,352

Other	(254,793)	281,369	(356,644)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(130,691)	—	(82,684)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(259,869)	(506,660)	(72,599)

Impairment loss not recognized for tax purposes	404,691	—	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	15,105	(65,116)	(72,129)

Income (loss) for tax return purposes, December 31, 2002	$(1,870,199)	$(1,667,738)	$(550,385)

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$(1,063,014)	$(1,428,884)	$(1,080,803)

Operating limited partnership rents received in advance	17,631	56,919	4,649

Partnership fund management fee	272,676	437,580	315,205

Other	(177,945)	(389,879)	119,890

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(199,865)	(103,502)	(135,104)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(96,603)	(545,162)	(482,932)

Impairment loss not recognized for tax purposes	—	—	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(119,020)	(93,226)	38,709

Income (loss) for tax return purposes, December 31, 2002	$(1,366,140)	$(2,066,154)	$(1,220,386)

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(1,443,856)	$(2,395,108)	$(1,425,215)

Operating limited partnership rents received in advance	(306)	27,763	(83)

Partnership fund management fee	—	337,980	—

Other	700,402	(43,404)	(1,372)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(311,447)	(354,808)	(324,143)

Impairment loss not recognized for tax purposes	—	365,508	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	2,146	(9,112)	32,102

Income (loss) for tax return purposes, December 31, 2002	$(1,053,061)	$(2,071,181)	$(1,718,711)

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(2,409,358)	$(2,292,954)	$(1,118,654)

Operating limited partnership rents received in advance	4,339	10,345	105

Partnership fund management fee	—	332,904	173,964

Other	(75,321)	16,382	(94,700)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(84,682)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(566,728)	(305,709)	(243,884)

Impairment loss not recognized for tax purposes	—	—	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	7,581	(206,276)	(1,064,156)

Income (loss) for tax return purposes, December 31, 2002	$(3,039,487)	$(2,529,990)	$(2,347,325)

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(1,986,319)	$(1,530,349)	$(1,250,570)

Operating limited partnership rents received in advance	17,004	1,692	13,301

Partnership fund management fee	293,194	228,358	160,603

Other	(216,422)	(118,958)	(690)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(363,539)	(491,657)	(524,864)

Impairment loss not recognized for tax purposes	—	—	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(20,499)	(182,960)	(14,573)

Income (loss) for tax return purposes, December 31, 2002	$(2,276,581)	$(2,093,874)	$(1,616,793)

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(1,643,835)	$(1,170,974)	$(1,340,819)

Operating limited partnership rents received in advance	(1,629)	—	—

Partnership fund management fee	176,944	164,404	136,800

Other	(237,432)	55,511	14,805

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(295,306)	(459,238)	(424,944)

Impairment loss not recognized for tax purposes	—	—	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(19,944)	(4,741)	(25,070)

Income (loss) for tax return purposes, December 31, 2002	$(2,021,202)	$(1,415,038)	$(1,639,228)

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(1,121,025)	$(1,848,385)	$(521,411)

Operating limited partnership rents received in advance	1,344	21	392

Partnership fund management fee	192,002	270,837	145,722

Other	310,347	130,484	56,442

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(352,572)	(1,389,778)	(435,214)

Impairment loss not recognized for tax purposes	—	—	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(116,239)	(31,082)	(1,892)

Income (loss) for tax return purposes, December 31, 2002	$(1,086,143)	$(2,867,903)	$(755,961)

	Series 43	Series 44
Net income (loss) for financial reporting purposes	$(490,370)	$(115,020)

Operating limited partnership rents received in advance	—	—

Partnership fund management fee	97,417	6,247

Other	33,416	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(33,594)	—

Impairment loss not recognized for tax purposes	—	—

Tax exempt interest income	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	199,443	102,687

Income (loss) for tax return purposes, December 31, 2002	$(193,688)	$(6,086)

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

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2003, are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2002	$390,269,813	$12,148,677	$4,343,316

Operating limited partnerships acquired during the three month period ended March 31, 2003	1,304,078	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	9,394,342	345,946	6,847,429

Historic tax credits - cumulative	794,154	570,617	—

Less share of loss - three months ended March 31, 2003	(2,775,473)	(404,710)	(651,466)

Other	25,896,531	15,240	(8,145,403)

Investments in operating limited partnerships - as reported	$424,883,445	$12,675,770	$2,393,876

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2002	$7,797,721	$13,582,126	$8,217,082

Operating limited partnerships acquired during the three month period ended March 31, 2003	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	300,958	—	93,535

Historic tax credits - cumulative	223,537	—	—

Less share of loss - three months ended March 31, 2003	(259,228)	(179,850)	(95,695)

Other	1,451,707	2,971,717	953,738

Investments in operating limited partnerships - as reported	$9,514,695	$16,373,993	$9,168,660

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2002	$13,841,526	$20,252,587	$12,512,310

Operating limited partnerships acquired during the three month period ended March 31, 2003	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	753,168	328,540	455,971

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2003	(335,542)	(123,194)	(205,532)

Other	1,056,604	3,258,080	1,882,838

Investments in operating limited partnerships - as reported	$15,315,756	$23,716,013	$14,645,587

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2002	$24,087,706	$21,584,242	$14,893,877

Operating limited partnerships acquired during the three month period ended March 31, 2003	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2003	(129,668)	(265,241)	—

Other	1,226,438	1,131,899	1,768,057

Investments in operating limited partnerships - as reported	$25,184,476	$22,450,900	$16,661,934

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2002	$23,111,051	$29,665,463	$16,680,498

Operating limited partnerships acquired during the three month period ended March 31, 2003	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	268,795	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2003	(125,347)	—	—

Other	2,670,406	1,160,697	1,054,277

Investments in operating limited partnerships - as reported	$25,656,110	$31,094,955	$17,734,775

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2002	$20,006,755	$18,276,918	$11,625,848

Operating limited partnerships acquired during the three month period ended March 31, 2003	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2003	—	—	—

Other	2,233,354	1,490,763	860,165

Investments in operating limited partnerships - as reported	$22,240,109	$19,767,681	$12,486,013

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2002	$15,662,758	$15,888,701	$14,309,713

Operating limited partnerships acquired during the three month period ended March 31, 2003	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2003	—	—	—

Other	490,999	769,999	420,660

Investments in operating limited partnerships - as reported	$16,153,757	$16,658,700	$14,730,373

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2002	$17,832,411	$18,644,417	$18,529,983

Operating limited partnerships acquired during the three month period ended March 31, 2003	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2003	—	—	—

Other	423,986	776,725	1,050,515

Investments in operating limited partnerships - as reported	$18,256,397	$19,421,142	$19,580,498

	Series 43	Series 44
Investments in operating limited partnerships - tax return December 31, 2002	$14,370,320	$2,403,807

Operating limited partnerships acquired during the three month period ended March 31, 2003	1,304,078	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—

Historic tax credits - cumulative	—	—

Less share of loss - three months ended March 31, 2003	—	—

Other	2,675,201	2,247,869

Investments in operating limited partnerships - as reported	$18,349,599	$4,651,676

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2002, are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2001	$385,095,638	$14,374,211	$5,393,717

Operating limited partnerships acquired during the three month period ended March 31, 2002	7,896,556	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	8,285,544	211,670	6,257,772

Historic tax credits - cumulative	794,154	570,617	—

Less share of loss - three months ended March 31, 2002	(2,775,473)	(404,710)	(651,466)

Other	11,561,432	(56,415)	(8,070,206)

Investments in operating limited partnerships - as reported	$410,857,851	$14,695,373	$2,929,817

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2001	$9,613,029	$15,167,202	$8,796,837

Operating limited partnerships acquired during the three month period ended March 31, 2002	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	170,267	—	362,514

Historic tax credits - cumulative	223,537	—	—

Less share of loss - three months ended March 31, 2002	(259,228)	(179,850)	(95,695)

Other	1,339,694	2,739,476	177,249

Investments in operating limited partnerships - as reported	$11,087,299	$17,726,828	$9,240,905

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2001	$15,258,271	$22,298,903	$13,799,914

Operating limited partnerships acquired during the three month period ended March 31, 2002	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	553,303	225,038	320,867

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2002	(335,542)	(123,194)	(205,532)

Other	789,530	2,384,503	1,531,912

Investments in operating limited partnerships - as reported	$16,265,562	$24,785,250	$15,447,161

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2001	$24,870,667	$23,627,280	$16,302,490

Operating limited partnerships acquired during the three month period ended March 31, 2002	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2002	(129,668)	(265,241)	—

Other	1,614,148	1,128,621	1,524,385

Investments in operating limited partnerships - as reported	$26,355,147	$24,490,660	$17,826,875

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2001	$25,834,800	$31,894,531	$17,919,409

Operating limited partnerships acquired during the three month period ended March 31, 2002	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	184,113	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2002	(125,347)	—	—

Other	2,011,528	880,517	706,568

Investments in operating limited partnerships - as reported	$27,720,981	$32,959,161	$18,625,977

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2001	$22,874,351	$20,119,504	$13,129,727

Operating limited partnerships acquired during the three month period ended March 31, 2002	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2002	—	—	—

Other	976,925	813,354	344,011

Investments in operating limited partnerships - as reported	$23,851,276	$20,932,858	$13,473,738

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2001	$17,758,286	$17,352,065	$16,281,310

Operating limited partnerships acquired during the three month period ended March 31, 2002	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2002	—	—	—

Other	(288,690)	280,024	(186,159)

Investments in operating limited partnerships - as reported	$17,469,596	$17,632,089	$16,095,151

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2001	$18,332,221	$14,096,913	$—

Operating limited partnerships acquired during the three month period ended March 31, 2002	—	5,221,019	2,675,537

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2002	—	—	—

Other	208,709	711,748	—

Investments in operating limited partnerships - as reported	$18,540,930	$20,029,680	$2,675,537

NOTE G - INVESTMENTS AVAILABLE-FOR-SALE

At March 31, 2003, the amortized cost and fair value of investments available-for-sale are as follows:

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Tax-exempt municipal bonds	$5,467,891	$43,974	$—	$5,511,865

Other	503,883	2,632	—	506,515

	$5,971,774	$46,606	$—	$6,018,380

The amortized cost and fair value of investments available-for-sale by maturity as of March 31, 2003 is shown below:

	Amortized cost	Fair value

Due in one year or less	$4,845,371	$4,824,100
Due in one year through five years	1,126,403	1,194,280

	$5,971,774	$6,018,380

Proceeds from sales and maturities of investments during the year ended March 31, 2003 were $2,472,446, resulting in a realized loss of $24,441, included in interest income.

The tax-exempt coupon rates for the investments held during the year ranged from 3.75% to 6.25%.

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

NOTE H - CASH EQUIVALENTS

On March 31, 2003 and 2002, the fund purchased $20,150,000 and $11,400,259 of U.S. Government Securities under agreements for resale on April 1, 2003 and April 1, 2002, respectively.  Interest is earned at rates ranging from 0.6% to 3.3% per annum.

Cash equivalents of $5,732,162 and $7,509,564 as of March 31, 2003 and 2002, respectively, include tax-exempt sweep accounts and money market accounts with interest rates ranging from 0.62% to 2.6% per annum.

NOTE I - LINE OF CREDIT

During the years ended March 31, 2003 and 2002, the partnership has a line of credit with a bank in the amount of $40,000,000 and $40,000,000, respectively, of which $0 and $5,708,074 was outstanding as of March 31, 2003 and 2002, respectively.  The line bears interest at the prime rate (4.25% and 4.75% at March 31, 2003 and 2002, respectively) plus .25%.  Interest is payable monthly.  During the years ended March 31, 2003 and 2002, $196,831 and $69,039, respectively, of interest was incurred and paid.  As of March 31, 2003 and 2002, interest of $112,892 and $58,606, respectively, is included in investments in operating limited partnerships and $83,939 and $10,433, respectively, is included in other assets.  The line is guaranteed by Boston Capital Holdings, L.P. and various affiliates and expires on August 31, 2003.

NOTE J - CONTINGENCIES

M.R.H., L.P., an operating limited partnership, received a 60-day letter issued by the IRS proposing to reduce the amount of low-income housing tax credits allowable because it asserts that certain fees and other expenditures were not includible in the eligible basis of the property.  The 60-day letter was the result of an IRS audit of the Operating Partnership’s books and records.  As a result of their audit, the IRS has proposed an adjustment that would disallow approximately 18% of past and future tax credits.  The adjustment will also include interest.  The Investment General Partner and its counsel along with the Operating General Partner and its counsel will likely file an appeal and continue negotiations with the IRS Appeals Office.

The fund has invested in nine operating partnerships in which the general partner of the operating limited partnerships has been found guilty of wire fraud and conspiracy to commit equity skimming in connection with the cost certifications of these properties.  The investment balances in these properties total $5,092,117 at March 31, 2003.  The fund has recorded tax credit adjusters totaling $457,575 at March 31, 2003 for what it believes is the impact of this matter.  The tax credit adjuster receivable is expected to be funded from an escrow provided to an affiliate of the fund by the general partner of the operating limited partnerships but there can be no assurance that there will be sufficient funds in the escrow account to satisfy all receivables.  The Internal Revenue Service is in the process of reviewing the revised cost certifications at the operating partnership level.  Consequently, the ultimate impact to the fund for this matter cannot be determined and no additional provision has been made in the accompanying financial statements.

Martinsville-I, Ltd., an operating limited partnership, is involved in several lawsuits with various former subcontractors over construction-related issues.  The Investment General Partner continues to monitor this situation and does not anticipate an outcome that will have a material adverse effect on the financial statements.  Accordingly, no adjustment has been made in the accompanying financial statements.

San Diego/Fox Hollow, L.P., an operating limited partnership, and its limited partners and affiliates have filed a lawsuit against the former Operating General Partner and its affiliates for breaches of various agreements.  The former Operating General Partner and its affiliates have filed a counter lawsuit against the operating limited partnership, its limited partners and affiliates.  The lawsuits are in the discovery stage.  The Investment General Partner believes the counter claim is without merit and intends to defend its position vigorously.  Accordingly, no adjustment has been made in the accompanying financial statements.

NOTE K - QUARTERLY FINANCIAL INFORMATION - UNAUDITED

The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2003

Total revenue	$259,474	$142,336	$294,586	$414,838

Loss from operations	(1,453,307)	(1,923,525)	(1,698,902)	(2,446,996)

Share of losses from operating limited partnerships	(5,771,092)	(6,486,339)	(6,148,954)	(8,433,889)

Net loss	(7,224,399)	(8,409,864)	(7,847,856)	(10,880,885)

2002

Total revenue	$218,471	$206,062	$335,241	$166,665

Loss from operations	(1,266,160)	(1,753,034)	(1,621,962)	(1,510,167)

Share of losses from operating limited partnerships	(5,781,968)	(5,671,369)	(5,640,259)	(12,999,836)

Net loss	(7,048,128)	(7,424,403)	(7,262,221)	(14,510,003)

2001

Total revenue	$660,856	$832,357	$596,209	$389,163

Loss from operations	(881,971)	(1,006,961)	(974,738)	(1,529,923)

Share of losses from operating limited partnerships	(4,435,838)	(3,966,301)	(3,799,251)	(15,056,976)

Net loss	(5,317,809)	(4,973,262)	(4,773,989)	(16,586,899)

Boston Capital Tax Credit Fund IV LP - Series 20
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
2730 LAFFERTY ST	4,977,496	435,550	3,717,895	4,177,621	435,550	7,895,516	8,331,066	3,160,889	09/95	06/94	5-27.5
ASHBURY APTS	1,138,137	148,007	2,158,237	90,440	148,007	2,248,677	2,396,684	665,587	06/94	04/94	5-27.5
BENNETS PT	1,328,873	71,749	1,557,622	21,304	71,749	1,578,926	1,650,675	532,742	08/94	03/94	5-27.5
BRADLEY ELDERLY	790,392	4,000	986,204	(18,018)	4,000	968,186	972,186	296,442	03/95	08/94	5-27.5
BREEZE COVE	2,644,416	128,751	5,333,835	34,529	128,751	5,368,364	5,497,115	1,851,166	10/94	05/94	5-27.5
CASCADES COMMONS	14,241,563	5,131,293	2,743,532	23,525,751	3,375,809	26,269,283	29,645,092	6,816,593	10/95	06/94	5-27.5
CLARKESVILLE ESTATES	686,066	28,550	838,235	14,646	28,550	852,881	881,431	357,923	09/94	06/94	5-27.5
COLLEGE GREEN	3,712,242	225,000	6,813,536	45,975	225,000	6,859,511	7,084,511	2,071,693	08/95	03/95	5-27.5
CONCORDIA HOUSING	1,451,278	0	1,997,510	0	0	1,997,510	1,997,510	427,684	07/95	08/94	10-40
COUSHATTA SR II	705,304	25,700	904,920	2,640	25,700	907,560	933,260	202,074	03/94	05/94	5-27.5
CYNTHIANA HOUSING	767,449	32,117	1,016,135	678,695	32,117	1,694,830	1,726,947	567,865	04/95	10/94	5-27.5
EAST DOUGLAS	2,083,380	23,913	2,593,259	1,460,043	23,913	4,053,302	4,077,215	1,076,054	12/95	07/94	5-27.5
EDISON LANE	712,943	6,900	951,249	1,156	6,900	952,405	959,305	275,811	10/95	09/94	5-27.5
EVERGREEN HILLS	2,734,009	157,537	4,337,312	565,830	157,537	4,903,142	5,060,679	1,781,945	01/95	08/94	5-27.5
FAIR OAKS	1,401,662	123,600	1,767,207	2,689	125,000	1,769,896	1,894,896	537,576	05/95	07/94	5-27.5
FLORAL ACRES	1,022,690	148,672	1,187,134	28,441	148,672	1,215,575	1,364,247	250,108	08/94	05/94	5-27.5
FOREST GLEN	1,317,667	84,800	1,663,592	5,199	109,800	1,668,791	1,778,591	540,489	02/95	07/94	5-27.5
FRANKLINTON ELDERLY	1,678,258	64,300	2,074,319	10,517	64,300	2,084,836	2,149,136	434,114	10/94	04/94	5-50
GOLDENROD LTD	7,156,224	800,000	13,425,210	80,116	770,000	13,505,326	14,275,326	4,023,581	06/95	04/94	5-27.5
HARRISONBURG	679,874	10,160	877,026	0	10,160	877,026	887,186	209,747	01/94	05/94	7-40
NORTHFIELD	2,829,171	192,208	4,326,388	2,189,091	193,208	6,515,479	6,708,687	1,900,020	05/95	06/94	5-27.5

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
PARKSIDE HOUSING	649,649	80,000	943,917	51,750	80,000	995,667	1,075,667	328,615	01/94	12/94	5-27.5
SHADY LANE	932,056	60,000	1,157,181	174,280	60,000	1,331,461	1,391,461	272,419	10/93	05/94	5-27.5
VIRGINIA AVENUE	1,265,475	121,238	3,510,339	9,654	121,238	3,519,993	3,641,231	1,112,546	10/94	10/94	5-27.5
	56,906,274	8,104,045	66,881,794	33,152,349	6,345,961	100,034,143	106,380,104	29,693,683

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 20

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/94		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	47,152,331
Improvements, etc	0
Other	0
		$47,152,331
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$47,152,331
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	6,999,847
Improvements, etc	50,521,023
Other	0
		$57,520,870
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$104,673,201
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	718,412
Other	0
		$718,412
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$105,391,613

Balance at close of period - 3/31/97		$105,391,613
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	286,982
Other	0
		$286,982
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$105,678,595
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	152,834
Other	0
		$152,834
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$105,831,429
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	55,995
Other	0
		$55,995
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$105,887,424

Balance at close of period - 3/31/00		$105,887,424
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,819
Other	0
		$90,819
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$105,978,243
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	124,625
Other	0
		$124,625
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$106,102,868
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	277,236
Other	0
		$277,236
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$106,380,104

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/94		$0
Current year expense	$509,226
Balance at close of period - 3/31/95		$509,226
Current year expense	$2,750,192
Balance at close of period - 3/31/96		$3,259,418
Current year expense	$3,936,515
Balance at close of period - 3/31/97		$7,195,933
Current year expense	$3,837,060
Balance at close of period - 3/31/98		$11,032,933
Current year expense	$3,805,824
Balance at close of period - 3/31/99		$14,838,817
Current year expense	$3,729,052
Balance at close of period - 3/31/99		$18,567,869
Current year expense	$3,774,641
Balance at close of period - 3/31/01		$22,342,510
Current year expense	$3,752,932
Balance at close of period - 3/31/02		$26,095.442
Current year expense	$3,598,241
Balance at close of period - 3/31/03		$29,693,683

Boston Capital Tax Credit Fund II Limited Partnership - Series 21
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ATLANTIC CITY	5,175,000	100,000	8,334,766	(8,334,766)	0	0	0	0	10/95	09/94	5-27.5
BLACK RIVER RUN	1,188,136	15,000	2,171,360	20,606	15,000	2,191,966	2,206,966	515,978	12/94	10/94	5-27.5
CAMPTON HOUSING	1,013,413	74,511	1,256,245	38,703	74,511	1,294,948	1,369,459	295,762	10/94	08/94	5-40
CATTARAGUS MANOR	1,084,560	56,630	1,238,241	190,196	56,630	1,428,437	1,485,067	304,668	04/95	08/94	5-27.5
CENTRUM FAIRFAX	5,731,944	1,160,250	7,247,614	(175,832)	1,160,250	7,071,782	8,232,032	1,295,349	09/95	11/94	5-30
CENTRUM FREDERICK	4,749,380	1,380,000	6,922,259	(86,761)	1,080,000	6,835,498	7,915,498	1,298,825	09/95	10/94	5-27.5
FORT HALIFAX	1,111,165	120,000	1,324,762	260,877	121,200	1,585,639	1,706,839	437,507	01/95	09/94	5-27.5
HAVELOCK MANOR	1,826,589	120,000	2,194,078	16,121	120,000	2,210,199	2,330,199	503,320	10/95	12/94	5-27.5
HOLLY VILLAGE	704,960	15,270	962,236	6,231	15,270	968,467	983,737	296,565	06/95	08/94	5-27.5
LIVE OAK VILLAGE	755,654	63,210	899,606	29,036	63,210	928,642	991,852	190,346	07/95	10/94	6-40
LOOKOUT RIDGE	618,548	62,000	1,639,096	0	62,000	1,639,096	1,701,096	476,824	12/94	12/94	5-27.5
PINEDALE II	1,331,587	27,906	2,876,158	8,568	12,906	2,884,726	2,897,632	663,594	12/94	10/94	5-27.5
PUMPHOUSE CROSSING	1,217,042	10,000	2,431,087	15,520	10,000	2,446,607	2,456,607	584,368	12/94	10/94	5-27.5
TOWERVIEW	1,115,293	46,629	1,571,026	86,630	46,629	1,657,656	1,704,285	352,669	05/95	11/94	5-27.5
	27,623,271	3,251,406	41,068,534	(7,924,871)	2,837,606	33,143,663	35,981,269	7,215,775

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 21

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/94		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,011,014
Improvements, etc	0
Other	0
		$14,011,014
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$14,011,014
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	31,821,601
Improvements, etc	693,221
Other	0
		$32,514,822
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$46,525,836
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	102,815
Other	0
		$102,815
Deductions during period:
Cost of real estate sold	$(1,512,675)
Other	(193,671)
		$(1,706,346)
Balance at close of period - 3/31/97		$44,922,305

Balance at close of period - 3/31/97		$44,922,305
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	108,749
Other	0
		$108,749
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$45,031,054
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	77,404
Other	0
		$77,404
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$45,108,458
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	135,007
Other	0
		$135,007
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$45,243,465

Balance at close of period - 3/31/00		$45,243,465
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	38,153
Other	0
		$38,153
Deductions during period:
Cost of real estate sold	$0
Other	0
		$
Balance at close of period - 3/31/01		$45,281,618
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	46,621
Other	0
		$46,621
Deductions during period:
Cost of real estate sold	$0
Other	(9,396,711)
		$(9,396,711)
Balance at close of period - 3/31/02		$35,931,528
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	49,741
Other	0
		$49,741
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$35,981,269

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/94		$0
Current year expense	$117,569
Balance at close of period - 3/31/95		$117,569
Current year expense	$790,213
Balance at close of period - 3/31/96		$907,782
Current year expense	$1,104,203
Balance at close of period - 3/31/97		$2,011,985
Current year expense	$1,204,163
Balance at close of period - 3/31/98		$3,216,148
Current year expense	$1,204,255
Balance at close of period - 3/31/99		$4,420,403
Current year expense	$1,205,452
Balance at close of period - 3/31/00		$5,625,855
Current year expense	$1,193,549
Balance at close of period - 3/31/01		$6,819,404
Current year expense	$(503,421)
Balance at close of period - 3/31/02		$6,315,983
Current year expense	$899,792
Balance at close of period - 3/31/03		$7,215,775

Boston Capital Tax Credit Fund IV Limited Partnership - Series 22
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ALBAMARLE VILLAGE	1,431,305	91,280	1,720,443	21,921	91,280	1,742,364	1,833,644	585,243	09/94	09/94	5-27.5
BAYOU CROSSING	8,615,411	867,209	16,061,472	60,768	857,500	16,122,240	16,979,740	3,152,200	01/96	11/94	12-39
BELLWOOD LP	1,235,761	64,715	1,505,852	83,954	64,715	1,589,806	1,654,521	323,218	07/95	09/95	5-27.5
BIRCH RIDGE	2,800,000	178,000	0	5,680,205	178,000	5,680,205	5,858,205	1,064,802	03/96	01/95	5-40
BLACK RIVER RUN	1,188,136	15,000	2,171,360	20,606	15,000	2,191,966	2,206,966	515,978	12/94	04/95	5-27.5
CLARENDON COURT	1,435,854	41,930	1,799,906	1,328	41,930	1,801,234	1,843,164	549,852	04/95	10/94	7-27.5
COBBLESTONE	1,401,719	79,567	1,679,627	6,537	79,567	1,686,164	1,765,731	564,453	05/94	01/95	5-27.5
CONCORDIA II	1,480,613	169,820	1,854,563	0	179,040	1,854,563	2,033,603	406,430	11/95	01/95	10-40
CONCORDIA III	1,469,851	0	0	1,895,814	172,090	1,895,814	2,067,904	400,148	12/95	02/95	10-40
CRYSTAL CITY FESTUS	1,369,910	120,732	3,137,651	56,769	120,732	3,194,420	3,315,152	917,299	11/95	01/95	5-27.5
DRAKES BRANCH	1,254,181	75,473	1,511,490	(50,471)	75,473	1,461,019	1,536,492	453,514	06/95	01/95	5-27.5
EDMOND PROP	3,768,496	160,000	0	7,037,006	160,000	7,037,006	7,197,006	1,549,695	03/96	11/94	5-27.5
ELKS TOWER	795,675	10,000	1,344,357	304,286	10,000	1,648,643	1,658,643	335,303	12/96	10/95	27.5
FONDA LP	1,013,411	25,000	1,310,014	55,968	25,000	1,365,982	1,390,982	453,524	10/94	12/94	5-27.5
GOLDENROD	7,156,224	770,000	13,323,746	181,580	770,000	13,505,326	14,275,326	4,023,581	06/95	03/95	7-27.5
KIMBARK 1200	1,960,989	495,120	3,102,192	72,433	495,120	3,174,625	3,669,745	576,161	12/95	09/95	40
LAKE STREET	1,347,650	20,000	1,846,543	80,799	20,000	1,927,342	1,947,342	402,178	09/95	04/95	5-27.5
LAKE CITY	1,275,486	111,455	1,419,645	0	111,455	1,419,645	1,531,100	269,728	08/98	06/98	5-27.5
LOST TREE	1,549,505	85,000	4,510,201	19,770	85,000	4,529,971	4,614,971	1,005,300	06/95	04/95	5-27.5
MARKSVILLE SQUARE	950,950	66,000	250,449	996,658	66,000	1,247,107	1,313,107	229,590	01/96	01/95	5-40
PHILADELPHIA HOUSING I	538,952	13,750	757,989	16,430	13,750	774,419	788,169	120,856	08/95	07/95	5-27.5

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
PHILADELPHIA HOUSING II	842,112	25,000	1,219,579	18,002	25,000	1,237,581	1,262,581	191,134	08/95	07/95	5-27.5
QUANKEY HILLS	1,000,533	51,368	1,189,397	4,656	51,368	1,194,053	1,245,421	369,225	03/95	01/95	5-27.5
RICHMOND HARDIN	840,696	55,000	2,143,538	24,412	55,232	2,167,950	2,223,182	692,241	02/95	12/94	5-27.5
ROXBURY VETERANS	715,700	0	0	1,288,143	27,956	1,288,143	1,316,099	297,417	05/97	12/96	5-27.5
SACRAMENTO APTS	430,597	18,000	575,442	0	18,000	575,442	593,442	163,246	09/95	08/95	5-27.5
SALEM LP	940,085	33,093	1,132,389	4,657	33,093	1,137,046	1,170,139	363,089	12/94	01/95	5-27.5
SWEDESBORO HOUSING	1,800,015	168,295	1,814,291	(23,027)	168,295	1,791,264	1,959,559	375,480	06/95	07/95	5-27.5
TROY VILLA	1,842,166	231,605	4,084,841	13,742	231,605	4,098,583	4,330,188	1,304,686	06/95	12/94	5-27.5
	52,451,983	4,042,412	71,466,977	17,872,946	4,242,201	89,339,923	93,582,124	21,655,571

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2002.

There we no carrying costs as of December 31, 2002. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 22

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/94		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,699,758
Improvements, etc	0
Other	0
		$2,699,758
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$2,699,758
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	75,121,060
Improvements, etc	15,793
Other	0
		$75,136,853
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$77,836,611
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	16,438,316
Other	0
		$16,438,316
Deductions during period:
Cost of real estate sold	(3,852,006)
Other	0
		$(3,852,006)
Balance at close of period - 3/31/97		$90,422,921

Balance at close of period - 3/31/97		$90,422,921
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,217,148
Other	0
		$1,217,148
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$91,640,069
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	1,515,875
Improvements, etc	64,662
Other	0
		$1,580,537
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$93,220,606
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	186,728
Other	0
		$186,728
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$93,407,334

Balance at close of period - 3/31/00		$93,407,334
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	5,064
Other	0
		$5,064
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$93,412,398
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	122,651
Other	0
		$122,651
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$93,535,049
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	47,075
Other	0
		$47,075
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$93,582,124

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/94		$0
Current year expense	$16,389
Balance at close of period - 3/31/95		$16,389
Current year expense	$1,685,278
Balance at close of period - 3/31/96		$1,701,667
Current year expense	$2,638,228
Balance at close of period - 3/31/97		$4,339,895
Current year expense	$2,931,844
Balance at close of period - 3/31/98		$7,271,739
Current year expense	$2,937,708
Balance at close of period - 3/31/99		$10,209,447
Current year expense	$2,916,355
Balance at close of period - 3/31/00		$13,125,802
Current year expense	$2,896,137
Balance at close of period - 3/31/01		$16,021,939
Current year expense	$2,866,482
Balance at close of period - 3/31/02		$18,888,421
Current year expense	$2,767,150
Balance at close of period - 3/31/03		$21,655,571

Boston Capital Tax Credit Fund II Limited Partnership - Series 23
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BARLEE PROPERTIES	765,304	64,000	1,641,754	9,345	64,000	1,651,099	1,715,099	443,379	11/95	07/95	5-30
BAYOU CROSSING	8,615,411	857,500	16,061,472	60,768	857,500	16,122,240	16,979,740	3,152,200	01/96	02/95	12-39
BIRCH RIDGE	2,800,000	178,000	0	5,680,205	178,000	5,680,205	5,858,205	1,064,802	03/96	01/95	5-40
BRODERICK HOUSING	2,003,329	275,037	4,540,011	93,141	275,037	4,633,152	4,908,189	854,562	06/96	08/95	7-27.5
COLONNA REDEVELOPMENT	1,219,072	374,310	3,470,813	19,650	374,310	3,490,463	3,864,773	739,018	05/94	05/95	7-40
CONCORDIA II	1,480,613	169,820	1,854,563	0	179,040	1,854,563	2,033,603	406,430	11/95	01/95	10-40
CONCORDIA III	1,469,851	0	0	1,895,814	172,090	1,895,814	2,067,904	400,148	12/95	02/95	7-27.5
CRYSTAL CITY FESTUS	1,369,910	120,732	3,137,651	56,769	120,732	3,194,420	3,315,152	917,299	11/95	02/95	5-40
EDMOND PROP	3,768,496	160,000	0	7,037,006	160,000	7,037,006	7,197,006	1,549,695	03/96	11/94	5-40
HALLS FERRY APTS.	1,135,578	5,064	2,984,978	197,648	5,064	3,182,626	3,187,690	615,454	12/95	08/95	5-40
HURLEYVILLE	1,154,952	143,182	1,549,696	21,833	143,182	1,571,529	1,714,711	305,815	12/95	07/95	5-15
ITHACA I APTS.	639,712	37,945	808,775	11,363	37,945	820,138	858,083	187,932	07/95	11/95	7-27.5
KIMBARK 1200	1,960,989	495,120	3,102,192	72,433	495,120	3,174,625	3,669,745	576,161	12/95	09/95	5-40
MATHIS APTS.	900,794	25,819	1,176,999	34,988	25,819	1,211,987	1,237,806	237,171	01/95	01/95	5-40
MID CITY ASSOC	2,841,065	15,058	6,616,466	0	15,058	6,616,466	6,631,524	2,034,715	06/94	09/95	5-27.5
ORANGE GROVE	659,878	43,180	824,814	24,713	43,180	849,527	892,707	178,110	02/95	01/95	5-40
PHILMONT	1,481,857	40,000	1,885,476	40,565	40,000	1,926,041	1,966,041	585,092	05/95	05/95	5-40
SACRAMENTO SRO	2,451,101	0	0	5,381,314	133,000	5,381,314	5,514,314	934,781	12/96	09/95	7-39
SOUTH HILLS	1,827,280	131,000	1,261,754	2,637,639	131,000	3,899,393	4,030,393	763,960	02/96	06/95	5-40
ST. PETERS VILLA	1,748,012	425,974	0	3,488,776	425,974	3,488,776	3,914,750	996,992	03/96	07/95	5-27.5
VILLAGE WOODS	1,537,726	51,080	3,637,023	341,539	51,080	3,978,562	4,029,642	754,526	12/95	05/95	5-40
WOODLAND PROP	293,200	30,000	593,884	2,722	30,000	596,606	626,606	162,519	06/95	07/95	7-30
	42,124,130	3,642,821	55,148,321	27,108,231	3,957,131	82,256,552	86,213,683	17,860,761

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 23

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/95		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	58,791,142
Improvements, etc	0
Other	0
		$58,791,142
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$58,791,142
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	25,651,522
Improvements, etc	0
Other	0
		$25,651,522
Deductions during period:
Cost of real estate sold	$0
Other	(21,382)
		$(21,382)
Balance at close of period - 3/31/97		$84,421,282
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	874,764
Other	0
		$874,764
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$85,296,046

Balance at close of period - 3/31/98		$85,296,046
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	800,197
Other	0
		$800,197
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$86,096,243
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	62,167
Other	0
		$62,167
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$86,158,410
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	24,036
Other	0
		$24,036
Deductions during period:
Cost of real estate sold	$0
Other	(222,349)
		$(222,349)
Balance at close of period - 3/31/01		$85,960,097

Balance at close of period - 3/31/01		$85,960,097
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	197,306
Other	0
		$197,306
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$86,157,403
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,280
Other	0
		$56,280
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$86,213,683

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/95		$0
Current year expense	$693,729
Balance at close of period - 3/31/96		$693,729
Current year expense	$2,288,171
Balance at close of period - 3/31/97		$2,981,900
Current year expense	$2,505,105
Balance at close of period - 3/31/98		$5,487,005
Current year expense	$2,518,829
Balance at close of period - 3/31/99		$8,005,834
Current year expense	$2,486,449
Balance at close of period - 3/31/00		$10,492,283
Current year expense	$2,490,673
Balance at close of period - 3/31/01		$12,982,956
Current year expense	$2,454,712
Balance at close of period - 3/31/02		$15,437,668
Current year expense	$2,423,093
Balance at close of period - 3/31/03		$17,860,761

Boston Capital Tax Credit Fund IV LP-Series 24
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum-brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
AUTUMN RIDGE	1,525,327	125,347	0	1,764,294	125,347	1,764,294	1,889,641	411,922	01/97	07/96	5-27.5
BROOKS SUMMIT APTS.	1,106,420	44,000	0	1,459,753	44,000	1,459,753	1,503,753	375,150	11/97	12/95	5-27.5
BROWNSVILLE ASSOC	1,190,954	58,945	1,476,197	(256,822)	58,945	1,219,375	1,278,320	259,027	0.09	09/95	5-40
CENTENARY HOUSING	2,435,000	57,760	3,697,046	51,374	57,760	3,748,420	3,806,180	785,802	12/97	05/97	5-27.5
CENTURY EAST IV APTS.	611,365	90,000	984,989	21,490	90,000	1,006,479	1,096,479	230,875	08/95	08/95	5-40
CENTURY EAST V APTS.	611,365	90,000	982,504	21,958	90,000	1,004,462	1,094,462	228,250	09/95	11/95	5-40
COMMERCE PKWY	1,781,058	242,000	1,579,251	2,773,238	242,000	4,352,489	4,594,489	1,222,548	04/97	09/95	5-27.5
COOLIDGE PINAL	1,121,443	40,000	1,363,991	4,222	40,000	1,368,213	1,408,213	261,900	04/96	04/96	5-27.5
EDENFIELD	1,251,535	10,280	1,709,535	37,190	10,280	1,746,725	1,757,005	480,374	12/96	01/96	28
ELM STREET	1,771,308	183,547	3,715,562	26,430	183,547	3,741,992	3,925,539	640,652	01/96	01/96	5-27.5
JEREMY ASSOC	3,485,836	522,890	6,954,516	456,622	522,890	7,411,138	7,934,028	1,553,255	12/95	06/96	5-40
LAKE I APTS.	592,831	85,000	1,012,730	27,836	85,000	1,040,566	1,125,566	243,164	07/95	08/95	5-40
LAURELWOOD PARK	2,279,621	230,000	5,379,607	6,801	230,000	5,386,408	5,616,408	1,304,094	10/96	02/96	5-27.5
LOS LUNAS	215,000	150,000	2,280,094	(38,848)	150,000	2,241,246	2,391,246	575,754	06/96	08/96	5-27.5
NEW HILLTOP	1,669,914	54,366	2,145,934	7,574	52,591	2,153,508	2,206,099	612,790	11/95	11/95	5-40
NEW MADISON PARK IV	7,480,131	541,624	11,606,586	263,533	541,624	11,870,119	12,411,743	2,958,481	03/97	05/96	5-27.5
NORTH HAMPTON PLACE	752,514	207,550	2,230,062	2,200	0	2,232,262	2,232,262	637,963	03/96	11/95	5-27.5
NORTHFIELD HOUSING	183,259	70,000	446,355	3,513	70,000	449,868	519,868	117,866	09/96	12/96	5-27.5
OVERTON ASSOC	1,216,411	130,000	1,529,213	34,215	130,000	1,563,428	1,693,428	254,884	09/96	06/96	5-40
PAHRUMP VALLEY	1,383,399	63,000	1,757,158	0	63,000	1,757,158	1,820,158	456,275	07/96	07/96	7-27.5
STANTON ASSOC	1,201,329	85,971	1,535,425	(260,151)	85,971	1,275,274	1,361,245	263,907	09/95	09/95	5-40

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
SG WYANDOTTE	3,245,714	950,000	0	6,616,598	950,000	6,616,598	7,566,598	1,545,339	02/97	04/96	5-27.5
WOODLAND ASSOCIATES	1,125,907	108,900	1,437,608	100,978	108,900	1,538,586	1,647,486	283,464	09/95	11/95	5-50
ZWOLLE APTS.	857,875	10,000	930,782	188,315	10,000	1,119,097	1,129,097	242,499	04/96	11/95	5-40
	39,095,516	4,151,180	54,755,145	13,312,313	3,941,855	68,067,458	72,009,313	15,946,235

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 24

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/95		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,269,744
Improvements, etc	0
Other	0
		$15,269,744
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$15,269,744
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	44,018,168
Improvements, etc	1,703,291
Other	0
		$45,721,459
Deductions during period:
Cost of real estate sold	$(4,136,393)
Other	(550,346)
		$(4,686,739)
Balance at close of period - 3/31/97		$56,304,464
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,754,806
Improvements, etc	10,437,670
Other	0
		$14,192,476
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$70,496,940

Balance at close of period - 3/31/98		$70,496,940
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	435,029
Other	0
		$435,029
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$70,931,969
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	422,139
Other	0
		$422,139
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$71,354,108
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	83,882
Other	0
		$83,882
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$71,437,990

Balance at close of period - 3/31/01		$71,437,990
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	269,565
Other	0
		$269,565
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$71,707,555
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	301,758
Other	0
		$301,758
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$72,009,313

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/95		$0
Current year expense	$176,661
Balance at close of period - 3/31/96		$176,661
Current year expense	$1,093,319
Balance at close of period - 3/31/97		$1,269,980
Current year expense	$2,321,086
Balance at close of period - 3/31/98		$3,591,066
Current year expense	$2,545,309
Balance at close of period - 3/31/99		$6,136,375
Current year expense	$2,475,802
Balance at close of period - 3/31/00		$8,612,177
Current year expense	$2,442,201
Balance at close of period - 3/31/01		$11,054,378
Current year expense	$2,435,488
Balance at close of period - 3/31/02		$13,489,866
Current year expense	$2,456,369
Balance at close of period - 3/31/03		$15,946,235

Boston Capital Tax Credit Fund II Limited Partnership - Series 25
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
352 LENOX AVE	513,285	6,250	167,568	1,654,227	6,250	1,821,795	1,828,045	360,175	09/97	10/96	5-27.5
CENTURY EAST II	522,284	70,000	888,314	34,948	70,000	923,262	993,262	192,014	06/96	08/96	5-27.5
DOGWOOD PARK	2,532,344	235,000	0	6,486,819	241,948	6,486,819	6,728,767	1,575,330	10/96	12/95	5-27.5
DUBLIN HOUSING TWO	673,896	15,000	0	816,370	15,000	816,370	831,370	201,206	12/96	09/96	5-27.5
ETHEL HOUSING	806,612	18,600	1,058,460	112,088	18,600	1,170,548	1,189,148	197,628	12/96	06/96	5-27.5
HORSE CAVE	839,140	75,000	1,053,944	5,561	75,000	1,059,505	1,134,505	190,354	11/96	05/96	5-27.5
HURRICANE HILLS	1,232,903	150,000	416,357	3,243,817	248,816	3,660,174	3,908,990	547,547	04/97	09/96	5-27.5
LAURELWOOD PARK	2,307,935	230,000	5,379,607	6,801	230,000	5,386,408	5,616,408	1,304,094	10/96	02/96	5-27.5
MAIN EVERETT	603,112	95,786	1,378,380	4,979	95,786	1,383,359	1,479,145	327,252	06/96	01/97	27.5
MAPLE HILL	998,687	182,000	1,560,386	(39,303)	182,000	1,521,083	1,703,083	216,436	02/98	02/97	5-27.5
MOKEAPOKE	1,211,927	60,000	1,907,937	0	60,000	1,907,937	1,967,937	334,268	04/96	02/96	5-27.5
MRH LP	72,887	105,726	3,610,331	212,110	105,726	3,822,441	3,928,167	945,008	06/96	01/97	5-27.5
NEW MADISON	7,480,131	541,624	11,606,586	263,533	541,624	11,870,119	12,411,743	2,958,481	03/97	05/96	5-27.5
OHIO INVESTORS	1,837,828	31,650	2,354,099	187,816	31,650	2,541,915	2,573,565	716,934	09/95	02/96	5-27.5
OSBORNE HOUSING	416,061	50,667	1,099,730	58,504	50,667	1,158,234	1,208,901	253,419	12/96	06/96	27.5
ROSE SQUARE	386,504	106,942	615,913	19,521	106,942	635,434	742,376	93,641	02/97	10/96	5-27.5
SANDSTONE VILLAGE	1,175,986	96,047	0	2,608,751	96,047	2,608,751	2,704,798	635,008	08/96	11/95	5-27.5
SHANNON HOUSING	1,252,959	34,800	1,466,352	160,184	34,800	1,626,536	1,661,336	286,841	01/97	04/96	40.7
SMITH HOUSE	1,837,630	107,284	5,108,688	226,787	107,284	5,335,475	5,442,759	1,377,649	03/97	04/96	5-27..5
SG WAYNDOTTE	3,245,714	950,000	1,254,765	5,361,833	950,000	6,616,598	7,566,598	1,545,339	02/97	04/96	5-27.5
SUTTON PLACE	5,980,786	352,500	7,055,577	1,110,474	352,500	8,166,051	8,518,551	2,369,873	10/97	11/96	5-27.5
WEST POINT HOUSING	1,078,206	75,000	1,188,623	475,635	75,000	1,664,258	1,739,258	285,068	04/96	09/96	40.7
	37,006,817	3,589,876	49,171,617	23,011,455	3,695,640	72,183,072	75,878,712	16,913,565

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 25

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/95		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	331,047
Improvements, etc	0
Other	0
		$331,047
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$331,047
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	43,624,585
Improvements, etc	9,149,104
Other	0
		$52,773,689
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$53,104,736
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,458,443
Improvements, etc	15,277,130
Other	0
		$20,735,573
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$73,840,309

Balance at close of period - 3/31/98		$73,840,309
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	651,749
Other	0
		$651,749
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$74,492,058
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	282,521
Other	0
		$282,521
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$74,774,579
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	572,576
Other	0
		$572,576
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$75,347,155

Balance at close of period - 3/31/01		$75,347,155
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	293,218
Other	0
		$293,218
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$75,640,373
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	238,339
Other	0
		$238,339
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$75,878,712

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/95		$0
Current year expense	$20,636
Balance at close of period - 3/31/96		$20,636
Current year expense	$1,056,849
Balance at close of period - 3/31/97		$1,077,485
Current year expense	$2,388,275
Balance at close of period - 3/31/98		$3,465,760
Current year expense	$2,657,320
Balance at close of period - 3/31/99		$6,123,080
Current year expense	$2,661,938
Balance at close of period - 3/31/00		$8,785,018
Current year expense	$2,765,041
Balance at close of period - 3/31/01		$11,550,059
Current year expense	$2,682,797
Balance at close of period - 3/31/02		$14,232,856
Current year expense	$2,680,709
Balance at close of period - 3/31/03		$16,913,565

Boston Capital Tax Credit Fund IV LP-Series 26
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
200 EAST AVE LP	9,044,710	61,000	7,896,816	2,264,221	61,000	10,161,037	10,222,037	984,574	07/00	01/99	12-40
AVA LP	1,270,518	82,757	914,666	604,352	82,757	1,519,018	1,601,775	218,138	04/98	11/97	5-27.5
BEAUREGARD APTS	817,064	70,000	1,640,768	0	70,000	1,640,768	1,710,768	289,102	09/96	08/96	7-40
BECKWOOD MANOR ONE	1,032,590	20,000	1,335,215	2,420	20,000	1,337,635	1,357,635	344,587	10/96	08/96	5-27.5
BRADLEY PHASE I	1,778,168	290,000	3,476,912	4,136	290,000	3,481,048	3,771,048	491,907	12/97	02/97	20-40
BRADLEY PHASE II	1,060,133	190,000	2,405,548	(73,893)	190,000	2,331,655	2,521,655	332,462	12/97	02/97	20-40
BROOKHAVEN APTS	1,027,761	52,272	1,800,921	0	52,272	1,800,921	1,853,193	290,030	01/97	02/97	7-40
BUTLER APTS	165,930	2,908	314,128	0	2,908	314,128	317,036	49,650	10/96	08/96	40
CALGORY APTS I	611,356	100,000	985,781	12,586	100,000	998,367	1,098,367	212,742	12/95	02/96	5-27.5
CALGORY APTS II	613,933	100,000	988,294	17,858	100,000	1,006,152	1,106,152	213,307	12/95	02/96	5-27.5
CALGORY APTS III	608,731	100,000	983,301	14,063	100,000	997,364	1,097,364	213,909	12/95	02/96	5-27.5
CAMERON HOUSING	748,420	74,000	1,736,306	0	74,000	1,736,306	1,810,306	313,377	10/96	08/96	40
COUNTRY EDGE	1,039,512	140,000	2,258,924	29,276	140,000	2,288,200	2,428,200	335,764	12/97	07/97	5-27.5
DECRO NORDOFF	1,962,631	555,000	3,240,184	150,300	555,000	3,390,484	3,945,484	690,894	07/97	09/96	5-27.5
EAST PARK II	552,350	35,000	1,120,448	18,474	35,000	1,138,922	1,173,922	226,855	08/96	08/96	5-27.5
EDGEWOOD ESTATES	606,296	27,000	759,092	13,710	27,000	772,802	799,802	137,621	11/96	06/97	7-40
EDGEWOOD PARK	1,500,000	125,000	2,943,474	24,019	125,000	2,967,493	3,092,493	651,970	01/97	05/96	5-27.5
ESCHER STREET	2,297,001	100,000	356,532	6,198,394	100,000	6,554,926	6,654,926	1,141,869	05/98	04/97	5-27.5
GRANDVIEW APTS	1,131,756	180,000	2,198,865	28,431	180,000	2,227,296	2,407,296	426,026	08/96	08/96	5-27.5
GRAYSON MANOR	1,046,397	80,000	1,733,403	(8,114)	80,000	1,725,289	1,805,289	331,148	11/98	03/98	5-27.5
GVA LP	1,142,469	54,946	1,445,428	0	54,946	1,445,428	1,500,374	238,384	11/97	04/97	5-27.5
HANOVER TOWERS	4,586,221	580,000	7,092,714	(13,689)	580,000	7,079,025	7,659,025	997,055	11/97	02/97	5-27.5
HOLLY HILLS	1,251,476	60,000	1,685,727	0	60,000	1,685,727	1,745,727	251,888	08/97	05/97	5-27.5

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbr- ances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
JACKSON BOND	5,000,000	536,323	952,071	6,825,030	536,323	7,777,101	8,313,424	1,107,176	12/99	11/98	5-27.5
LAKE IV APTS	623,821	85,000	1,016,090	14,347	85,000	1,030,437	1,115,437	219,158	12/95	02/96	5-27.5
LAKE V APTS	597,881	85,000	1,018,755	19,319	85,000	1,038,074	1,123,074	221,731	12/95	02/96	5-27.5
LIBERTY VILLAGE	1,731,599	43,085	2,165,569	17,346	44,000	2,182,915	2,226,915	490,209	05/97	01/97	5-27.5
LITTLE VALLEY ESTATES	1,141,423	44,000	1,453,331	103,278	44,000	1,556,609	1,600,609	250,677	04/97	01/97	5-27.5
MASON LP	922,794	14,000	1,195,375	36,457	14,000	1,231,832	1,245,832	325,841	01/96	02/96	5-27.5
MAXTON GREEN	958,818	30,500	1,264,803	1,496	30,500	1,266,299	1,296,799	320,304	12/96	09/96	5-27.5
MB APTS	1,080,227	350,000	2,321,961	0	350,000	2,321,961	2,671,961	485,504	06/97	03/96	5-27.5
MERIDIAN HOUSING	1,111,687	72,000	1,137,270	378,876	72,000	1,516,146	1,588,146	168,506	05/99	12/98	7-40
MOSBY FOREST	677,824	31,275	1,342,190	4,656	31,275	1,346,846	1,378,121	335,976	10/96	10/96	5-27.5
NEW DEVONSHILRE II	761,022	76,211	904,064	32,858	76,211	936,922	1,013,133	228,501	12/96	01/97	5-27.5
NEW DEVONSHIRE WEST	528,913	31,000	628,776	27,295	31,000	656,071	687,071	156,300	01/97	01/97	5-27.5
POWELL VALLEY	735,464	78,947	2,310,346	8,434	78,947	2,318,780	2,397,727	420,927	12/98	03/98	5-27.5
SG HAZELTINE	1,379,996	464,955	2,934,870	286,524	464,955	3,221,394	3,686,349	748,039	01/97	06/96	5-27.5
SOUTHWIND APTS	834,653	32,000	1,607,903	0	32,000	1,607,903	1,639,903	262,447	12/96	08/96	40
TR BOBB APTS	676,662	75,000	1,530,233	0	75,000	1,530,233	1,605,233	274,416	01/96	08/96	40
TIMMONSVILLE GREEN	1,062,564	41,000	1,427,096	12,085	41,000	1,439,181	1,480,181	352,990	02/97	10/96	5-27.5
TREMONT STATION	1,149,464	35,803	1,633,750	153,925	35,803	1,787,675	1,823,478	291,423	11/96	05/96	5-27.5
THE WILLOWS	798,420	13,000	1,067,939	(1)	13,000	1,067,938	1,080,938	204,201	05/96	05/96	5-27.5
VVA LP	1,148,517	21,861	935,951	562,887	21,861	1,498,838	1,520,699	216,201	10/98	04/97	7-40

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of Construction	Date acquired	depreciation is computed
WARRENSBURG HEIGHTS	1,105,339	23,370	1,397,872	11,556	23,370	1,409,428	1,432,798	376,911	11/96	12/96	5-27.5
WPVA LP	1,155,756	45,000	929,628	546,701	45,000	1,476,329	1,521,329	225,569	03/98	04/97	5-27.5
	61,078,267	5,309,213	80,489,290	18,329,613	5,310,128	98,818,903	104,129,031	17,066,266

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2002.

There we no carrying costs as of December 31, 2002. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 26

Balance at beginning of period - 4/1/96		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	32,787,138
Improvements, etc	0
Other	0
		$32,787,138
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$32,787,138
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	31,051,915
Improvements, etc	7,109,210
Other	0
		$38,161,125
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$70,948,263
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	6,900,360
Improvements, etc	7,109,210
Other	0
		$15,122,103
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$86,070,366

Balance at close of period - 3/31/99		$86,070,366
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,957,816
Improvements, etc	7,497,422
Other	0
		$15,455,238
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$101,525,604
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,480,794
Other	0
		$2,480,794
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$104,006,398
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	101,734
Other	0
		$101,734
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$104,108,132

Balance at close of period - 3/31/02		$104,108,132
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	20,899
Other	0
		$20,899
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$104,129,031

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/96		$0
Current year expense	$361,387
Balance at close of period - 3/31/97		$361,387
Current year expense	$1,764,231
Balance at close of period - 3/31/98		$2,125,618
Current year expense	$2,289,241
Balance at close of period - 3/31/99		$4,414,859
Current year expense	$2,753,759
Balance at close of period - 3/31/00		$7,168,618
Current year expense	$3,295,505
Balance at close of period - 3/31/01		$10,464,123
Current year expense	$3,360,613
Balance at close of period - 3/31/02		$13,824,736
Current year expense	$3,241,530
Balance at close of period - 3/31/03		$17,066,266

Boston Capital Tax Credit Fund IV LP - Series 27
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
AHAB PROJ #1	480,285	2,850	1,253,094	4,639	2,850	1,257,733	1,260,583	190,643	11/97	06/97	5-27.5
ANGELOU COURT	986,635	3	2,685,763	0	3	2,685,763	2,685,766	327,776	08/99	10/97	5-27.5
CASA ROSA	851,418	0	2,487,701	712,366	0	3,200,067	3,200,067	514,033	04/98	09/97	5-27.5
CANISTEO MANOR	889,480	46,553	1,567,499	5,325	46,553	1,572,824	1,619,377	309,689	04/98	04/98	5-27.5
CENTRUM FAIRFAX II	6,462,143	1,054,099	0	7,431,128	1,054,099	7,431,128	8,485,227	1,064,640	06/97	08/96	5-27.5
HARBOR LP	11,400,636	1,250,000	14,491,429	150,791	1,250,000	14,642,220	15,892,220	2,058,103	11/97	02/97	5-40
HARRISSONVILLE	1,252,626	102,637	3,021,382	1,305	102,637	3,022,687	3,125,324	706,889	12/96	01/98	5-27.5
HOLLY HEIGHTS	491,156	31,914	0	1,780,662	31,914	1,780,662	1,812,576	218,050	08/98	04/97	5-27.5
KIEHL PARTNERS	9,200,000	747,825	13,193,825	136,999	747,825	13,330,824	14,078,649	2,088,033	06/99	11/99	5-27.5
LAKE APTS II	593,060	80,000	930,841	23,640	80,000	954,481	1,034,481	177,954	12/95	01/97	5-27.5
MAGNOLIA PLACE LP	866,894	150,000	0	1,596,432	160,500	1,596,432	1,756,932	242,775	01/98	11/97	5-27.5
NORTHROCK HOUSING	2,539,290	250,478	1,356,518	3,304,851	250,478	4,661,369	4,911,847	351,352	05/00	05/99	10-40
PEAR VILLAGE	495,710	50,000	512,155	545,102	50,000	1,057,257	1,107,257	231,029	02/97	08/96	5-27.5
RANDOLPH VILLAGE	5,695,044	1,168,500	0	9,192,092	1,168,500	9,192,092	10,360,592	1,361,905	08/97	09/96	5-27.5
SUNDAY SUN	866,579	156,600	1,638,376	0	156,600	1,638,376	1,794,976	386,467	12/96	10/96	5-27.5
WAYNE HOUSING	9,074,569	1,200,000	0	13,339,731	903,435	13,339,731	14,243,166	1,708,357	04/98	11/96	5-27.5
	52,145,525	6,291,459	43,138,583	38,225,063	6,005,394	81,363,646	87,369,040	11,937,695

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 27

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/96		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,779,730
Improvements, etc	0
Other	0
		$5,779,730
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$5,779,730
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	20,677,829
Other	17,177,150
		$37,854,979
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$43,634,709
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,738,071
Improvements, etc	17,179,919
Other	0
		$21,917,990
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$65,552,699

Balance at close of period - 3/31/99		$65,552,699
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,548,646
Improvements, etc	2,444,640
Other	0
		$17,993,286
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$83,545,985
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	3,502,518
Other	0
		$3,502,518
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$87,048,503
Additions during period:
Acquisitions through foreclosure	$
Other acquisitions
Improvements, etc	27,925
Other
		$27,925
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$87,076,428

Balance at close of period - 3/31/02		$87,076,428
Additions during period:
Acquisitions through foreclosure	$
Other acquisitions
Improvements, etc	292,612
Other
		$292,612
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$87,369,040

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/96		$0
Current year expense	$10,734
Balance at close of period - 3/31/97		$10,734
Current year expense	$594,951
Balance at close of period - 3/31/98		$605,685
Current year expense	$1,573,377
Balance at close of period - 3/31/99		$2,179,062
Current year expense	$2,071,362
Balance at close of period - 3/31/00		$4,250,424
Current year expense	$2,690,062
Balance at close of period - 3/31/01		$6,940,486
Current year expense	$2,499,683
Balance at close of period - 3/31/02		$9,440,169
Current year expense	$2,497,526
Balance at close of period - 3/31/03		$11,937,695

Boston Capital Tax Credit Fund IV LP-Series 28
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date Acquired	depreciation is computed
1374 BOSTON POST ROAD	492,293	100,000	1,086,670	69,441	100,000	1,156,111	1,256,111	254,219	06/97	02/97	5-27.5
ASHBERRY MANOR	636,455	100,500	1,192,737	0	100,500	1,192,737	1,293,237	183,741	03/97	02/97	5-27.5
ATHENS PARTNERS	1,189,692	327,639	2,978,391	2,184,813	342,639	5,163,204	5,505,843	829,743	6/99	10/98	5-27.5
BIENVILLE, L.P.	955,724	20,300	1,194,688	45,729	20,300	1,240,417	1,260,717	198,799	02/97	02/97	7-40
BLANCHARD APTS	906,098	20,000	807,233	353,314	46,728	1,160,547	1,207,275	164,842	07/97	07/97	7-40
CHANDLER VILLAGE	901,986	32,000	1,249,842	0	32,000	1,249,842	1,281,842	257,546	07/97	04/97	5-30
COTTONWOOD	731,207	20,000	0	964,795	20,000	964,795	984,795	137,627	07/97	07/97	5-27.5
EVANGELINE APTS	966,118	20,000	1,364,939	0	20,000	1,364,939	1,384,939	223,469	01/98	11/97	7-40
EVERGREEN III	926,458	6,000	1,250,781	10,309	6,000	1,261,090	1,267,090	301,436	04/97	02/97	5-27.5
FAIRWAY II LP	1,031,364	48,000	1,277,751	11,953	48,000	1,289,704	1,337,704	214,631	03/97	12/96	7-40
FORT BEND	3,067,836	538,500	0	7,474,269	538,500	7,474,269	8,012,769	1,387,058	10/99	04/98	12-40
JACKSON PLACE	998,492	74,943	2,095,999	(57,061)	74,943	2,038,938	2,113,881	317,955	10/97	07/97	5-27.5
MAPLEWOOD APTS	903,952	47,125	1,923,321	0	47,125	1,923,321	1,970,446	256,794	08/98	03/98	5-27.5
MILTON SENIOR LP	1,172,913	51,400	2,385,863	39,055	51,400	2,424,918	2,476,318	529,768	06/97	02/97	5-27.5
NEIGHBORHOOD RESTORATION VII	2,114,533	42,825	6,368,910	0	42,825	6,368,910	6,411,735	1,118,126	02/98	02/98	5-27.5
PIN OAK ELDERLY ASSOC.	8,926,368	832,000	7,701,570	7,633,573	2,024,000	15,335,143	17,359,143	2,490,852	01/96	11/97	5-27.5
RANDOLPH VILLAGE	5,695,044	1,168,500	9,187,147	4,945	1,168,500	9,192,092	10,360,592	1,361,905	08/97	12/97	5-27.5
RVKY,LP	1,333,380	65,582	1,315,622	373,066	65,582	1,688,688	1,754,270	262,049	04/98	11/97	5-27.5
SAND LANE MANOR	665,700	104,000	0	1,217,985	104,000	1,217,985	1,321,985	151,392	04/98	08/97	5-27.5
SENIOR SUITES CHICAGO	4,073,056	14,922	0	7,280,884	14,922	7,280,884	7,295,806	1,151,732	12/98	12/97	5-27.5

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
SUMNER HOUSE	1,110,066	62,370	3,451,950	0	62,370	3,451,950	3,514,320	500,997	07/98	01/98	5-27.5
TERRACEVIEW APTS	682,335	16,900	1,612,988	24,900	16,900	1,637,888	1,654,788	249,122	10/97	07/97	5-27.5
TILGHMAN SQ LP	769,657	60,314	1,108,725	6,366	60,314	1,115,091	1,175,405	229,927	10/97	11/97	5-27.5
WELLSTON VILLAGE	372,809	12,500	412,617	106,366	12,500	518,983	531,483	100,857	08/97	04/97	5-27.5
WEST MEMHIS (CLUBVIEW)	2,946,619	481,388	7,259,784	265,589	481,388	7,525,373	8,006,761	1,901,048	11/96	12/97	5-27.5
YALE VILLAGE	196,955	12,500	238,542	119,139	12,500	357,681	370,181	80,150	07/98	02/98	5-27.5
	43,767,110	4,280,208	57,466,070	28,129,430	5,513,936	85,595,500	91,109,436	14,855,785

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 28

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/96		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	647,230
Improvements, etc	0
Other	0
		$647,230
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$647,230
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	45,106,975
Improvements, etc	0
Other	0
		$45,106,975
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$45,754,205
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,992,073
Improvements, etc	19,183,519
Other	0
		$35,175,592
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$80,929,797

Balance at close of period - 3/31/99		$80,929,797
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,620,933
Improvements, etc	0
Other	0
		$9,620,933
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$90,550,730
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	312,027
Other	0
		$312,027
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$90,862,757
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	182,164
Other	0
		$182,164
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$91,044,921

Balance at close of period - 3/31/02		$91,044,921
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	64,515
Other	0
		$64,515
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$91,109,436

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/96		$0
Current year expense	$8,223
Balance at close of period - 3/31/97		$8,223
Current year expense	$1,264,549
Balance at close of period - 3/31/98		$1,272,772
Current year expense	$1,834,970
Balance at close of period - 3/31/99		$3,107,742
Current year expense	$2,674,330
Balance at close of period - 3/31/00		$5,782,072
Current year expense	$3,196,013
Balance at close of period - 3/31/01		$8,978,085
Current year expense	$2,988,638
Balance at close of period - 3/31/02		$11,966,723
Current year expense	$2,889,062
Balance at close of period - 3/31/03		$14,855,785

Boston Capital Tax Credit Fund II Limited Partnership - Series 29
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BARRINGTON COVE	2,041,191	183,750	6,403,281	25,136	183,700	6,428,417	6,612,117	1,334,544	05/97	04/97	5-39
BRYSON APTS	378,621	10,728	269,886	258,916	10,728	528,802	539,530	98,186	01/98	08/97	5-27.5
COLLINS HOUSING	676,232	22,500	370,580	519,385	22,500	889,965	912,465	156,174	06/98	09/97	5-27.5
DOGWOOD RURAL ASSOC	1,362,344	56,332	1,616,052	478,806	56,332	2,094,858	2,151,190	282,819	05/99	10/98	5-27.5
EDGEWOOD EST	1,965,451	283,199	3,951,368	0	283,199	3,951,368	4,234,567	557,635	09/98	03/98	5-27.5
EMERALD TRACE	1,325,314	43,548	0	2,658,982	43,548	2,658,982	2,702,530	303,143	04/99	08/98	5-27.5
FORREST HILL APTS	2,871,026	191,250	0	5,516,703	221,250	5,516,703	5,737,953	595,321	11/98	07/97	5-27.5
GLENBROOK APTS	501,979	4,606	674,111	16,801	4,606	690,912	695,518	133,458	03/97	12/97	5-27.5
HARBOR POINTE	1,537,416	280,000	5,672,581	115,327	280,000	5,787,908	6,067,908	565,342	10/99	12/97	5-40
JACKSBORO APTS	594,156	31,893	268,583	496,747	31,893	765,330	797,223	148,304	01/98	12/97	5-27.5
JACKSON PARTNERS	5,640,000	300,067	6,039,223	3,627,536	315,352	9,666,759	9,982,111	1,876,265	06/98	12/96	5-27.5
KIEHL PARTNERS	9,200,000	747,825	9,410,576	3,920,248	747,825	13,330,824	14,078,649	2,088,033	06/99	02/98	5-27.5
LOMBARD PARTNERS	965,294	25,000	1,470,259	0	25,000	1,470,259	1,495,259	248,600	07/98	10/98	5-27.5
LUTKIN BAYOU ASSOC	818,994	25,000	878,839	74,606	25,000	953,445	978,445	155,985	06/97	11/97	5-27.5
THE LINCOLN HOTEL	797,847	0	1,454,115	110,273	0	1,564,388	1,564,388	277,334	07/97	02/97	5-27.5
NORTHFIELD APTS III	4,525,000	200,613	5,814,532	1,179,792	214,213	6,994,324	7,208,537	1,463,513	02/98	12/96	5-27.5
NORTHWAY DRIVE	1,551,817	280,849	1,480	4,794,044	280,849	4,795,524	5,076,373	623,719	03/98	04/97	5-45
OZARK ASSOC	454,684	13,750	511,269	38,096	13,750	549,365	563,115	93,220	07/97	10/97	5-27.5
PALMETTO PLACE	1,094,545	56,000	0	2,106,692	12,000	2,106,692	2,118,692	231,168	04/99	10/98	5-27.5
POPLARVILLE APTS	392,005	12,000	406,502	36,569	12,000	443,071	455,071	73,301	07/97	10/97	5-27.5
RHOME APTS	506,027	8,313	675,804	10,800	8,313	686,604	694,917	130,826	07/97	12/97	5-27.5
WESTFIELD APTS	790,627	49,748	1,773,153	0	49,748	1,773,153	1,822,901	254,534	08/98	11/97	5-27.5
	39,990,570	2,826,971	47,662,194	25,985,459	2,841,806	73,647,653	76,489,459	11,691,424

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 29

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/97		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	25,053,524
Improvements, etc	0
Other	0
		$25,053,524
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$25,053,524
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	19,483,060
Improvements, etc	16,333,428
Other	0
		$35,816,488
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$60,870,012
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,952,581
Improvements, etc	9,065,633
Other	0
		$15,018,214
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$75,888,226

Balance at close of period - 3/31/00		$75,888,226
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	191,162
Other	0
		$191,162
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$76,079,388
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	180,150
Other	0
		$180,150
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$76,259,538
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	229,921
Other	0
		$229,921
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$76,489,459

Balance at beginning of period - 4/1/97		$0
Current year expense	$271,480
Balance at close of period - 3/31/98		$271,480
Current year expense	$1,330,842
Balance at close of period - 3/31/99		$1,602,322
Current year expense	$2,247,040
Balance at close of period - 3/31/00		$3,849,362
Current year expense	$2,630,360
Balance at close of period - 3/31/01		$6,479,722
Current year expense	$2,600,798
Balance at close of period - 3/31/02		$9,080,520
Current year expense	$2,610,904
Balance at close of period - 3/31/03		$11,691,424

Boston Capital Tax Credit Fund IV LP - Series 30
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BELLWOOD FOUR	699,934	45,000	676,598	704,456	45,000	1,381,054	1,426,054	264,451	05/98	09/97	5-27.5
BOWIE APTS	1,101,383	32,714	267,955	1,206,137	32,714	1,474,092	1,506,806	249,684	10/98	08/97	5-27.5
BYAM LP	1,036,125	185,000	2,261,674	(28,934)	185,000	2,232,740	2,417,740	317,715	02/98	02/97	5-27.5
CVVA LP	1,542,500	60,000	1,250,961	686,809	60,000	1,937,770	1,997,770	336,111	10/99	03/98	5-27.5
EMERALD TRACE II	390,581	20,500	1,322,164	0	20,500	1,322,164	1,342,664	152,556	12/98	07/98	5-27.5
FVA LP	888,206	36,000	668,440	426,716	36,000	1,095,156	1,131,156	129,726	07/99	03/98	5-27.5
GRAHAM APARTMENTS	1,504,641	45,563	366,387	1,491,064	45,563	1,857,451	1,903,014	350,881	09/98	08/97	5-27.5
HILLSIDE TERRACE	1,781,009	369,421	4,812,286	1,661,174	330,000	6,473,460	6,803,460	497,777	07/00	04/99	12/40
JEFFRIES ASSOC	1,461,053	62,000	1,662,694	459,614	62,000	2,122,308	2,184,308	257,795	05/99	10/98	5-27.5
JMC LIMITED LIABILITY	775,606	50,000	0	1,711,213	11,000	1,711,213	1,722,213	220,417	03/98	08/97	5-27.5
KGVA LP	1,864,956	112,000	1,697,834	654,888	112,000	2,352,722	2,464,722	330,437	02/99	03/98	5-27.5
LINDEN PARTERS	919,789	4,848	1,819,922	0	4,848	1,819,922	1,824,770	195,368	06/99	07/98	7-40
MADISON PTRS LP	1,615,999	314,510	788,736	4,615,084	322,023	5,403,820	5,725,843	925,958	03/99	11/97	5-27.5
MESA GRANDE	1,958,321	0	4,153,914	31,697	117,000	4,185,611	4,302,611	439,866	12/98	02/98	5-27.5
MILLWOOD	8,191,837	892,181	0	11,502,980	869,681	11,502,980	12,372,661	1,069,016	11/99	12/98	10-40
NOCONA APTS	817,388	15,651	207,520	904,532	15,651	1,112,052	1,127,703	173,364	12/98	08/97	5-27.5
PYRAMID ONE	653,773	100,000	1,445,832	1,125	100,000	1,446,957	1,546,957	197,192	11/99	04/99	5-27.5
SUNRISE HOMES	769,445	0	2,679,914	209,756	134,259	2,889,670	3,023,929	304,452	12/98	02/98	5-27.5
TRINITY LIFE GARDENS	1,276,805	65,575	2,309,061	923,964	60,000	3,233,025	3,293,025	519,585	12/99	04/99	5-27.5
WEST SWANZEY	611,750	94,900	2,010,096	54,761	94,900	2,064,857	2,159,757	306,052	02/98	07/97	5-27.5
	29,861,101	2,505,863	30,401,988	27,217,036	2,658,139	57,619,024	60,277,163	7,238,403

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 30

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/97		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,362,304
Improvements, etc	0
Other	0
		$7,362,304
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$7,362,304
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,618,602
Improvements, etc	9,868,994
Other	0
		$24,487,596
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$31,849,900
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,102,175
Improvements, etc	16,227,330
Other	0
		$25,329,505
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$57,179,405

Balance at close of period - 3/31/00		$57,179,405
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,489,235
Other	0
		$2,489,235
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$59,668,640
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	536,047
Other	0
		$536,047
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$60,204,687
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	72,476
Other	0
		$72,476
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$60,277,163

Balance at beginning of period - 4/1/97		$0
Current year expense	$49,478
Balance at close of period - 3/31/98		$49,478
Current year expense	$463,672
Balance at close of period - 3/31/99		$513,150
Current year expense	$945,532
Balance at close of period - 3/31/00		$1,458,682
Current year expense	$1,631,321
Balance at close of period - 3/31/01		$3,090,003
Current year expense	$2,263,225
Balance at close of period - 3/31/02		$5,353,228
Current year expense	$1,885,175
Balance at close of period - 3/31/03		$7,238,403

Boston Capital Tax Credit Fund IV LP-Series 31
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BRITTNEY SQUARE	615,951	247,000	1,280,705	0	247,000	1,280,705	1,527,705	149,913	07/98	07/98	5-27.5
CANTON HOUSING I	2,231,124	99,900	2,245,160	617,383	99,900	2,862,543	2,962,443	537,016	07/98	11/97	5-27.5
CANTON HOUSING II	1,128,638	66,920	1,023,746	297,129	66,920	1,320,875	1,387,795	255,362	07/98	11/97	5-27.5
CANTON HOUSING III	836,757	38,205	799,913	232,881	38,205	1,032,794	1,070,999	196,751	07/98	11/97	5-27.5
CANTON HOUSING IV	809,397	40,500	784,923	231,437	40,500	1,016,360	1,056,860	197,247	07/98	11/97	5-27.5
CLEVELAND PTRS	1,566,428	244,500	1,941,969	3,487,313	265,000	5,429,282	5,694,282	1,045,657	06/98	11/97	5-27.5
DOUBLE SPRINGS	384,455	157,000	960,378	505,494	157,000	1,465,872	1,622,872	168,763	03/99	09/98	5-27.5
EAGLE’S RIDGE TERRACE	1,807,880	63,200	508,815	1,886,795	63,200	2,395,610	2,458,810	322,143	05/98	12/97	5-27.5
ELLISVILLE LP	655,941	31,000	723,650	173,808	31,000	897,458	928,458	122,404	06/98	12/97	5-27.5
G.A.V.A. LP	716,501	35,500	616,645	274,109	35,500	890,754	926,254	113,042	02/99	03/98	5-27.5
HATTIESBURG LP	824,549	15,000	979,143	216,591	15,000	1,195,734	1,210,734	156,729	06/98	12/97	5-27.5
HENDERSON TERRACE	518,106	22,000	221,549	471,530	22,000	693,079	715,079	90,040	09/98	11/97	5-27.5
HERITAGE I	885,130	46,000	522,601	830,209	46,014	1,352,810	1,398,824	223,885	05/98	10/97	5-27.5
HURRICANE HILLS	770,408	121,171	3,086,025	12,332	121,171	3,098,357	3,219,528	423,673	08/98	09/97	5-27.5
LAKEVIEW LITTLE ELM	442,121	28,750	255,929	320,939	28,750	576,868	605,618	93,031	01/99	11/97	5-27.5
LEVEL CREEK	12,790,000	1,120,908	0	13,502,051	1,120,908	13,502,051	14,622,959	2,838,594	05/99	05/98	5-27.5
MESQUITE TRAILS	678,710	10,860	240,143	708,972	10,860	949,115	959,975	149,760	11/98	11/97	5-27.5
MONFORT HOUSING	3,662,717	436,143	2,661,689	1,587,100	436,143	4,248,789	4,684,932	594,050	10/98	09/97	5-27.5
N.M.V.A. LP	858,810	44,114	679,817	401,449	44,114	1,081,266	1,125,380	133,408	04/99	03/98	5-27.5
PILOT POINT LP	762,219	65,570	339,377	602,440	65,570	941,817	1,007,387	154,225	02/99	11/97	5-27.5
RIVERBEND APTS	778,501	201,961	0	2,497,209	201,961	2,497,209	2,699,170	304,034	07/98	10/97	5-27.5

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
SAN ANGELO BENT TREE	2,645,902	294,023	0	6,596,124	300,841	6,596,124	6,896,965	725,832	07/99	12/97	5-27.5
SEAGRAVES APTS	450,241	25,200	537,944	2,061	25,200	540,005	565,205	44,860	05/00	09/00	5-27.5
SENCIT HAMPDEN	2,121,747	307,860	0	5,091,539	307,860	5,091,539	5,399,399	564,559	09/98	10/97	7-40
SILVER CREEK	3,326,722	175,000	0	9,019,724	175,000	9,019,724	9,194,724	1,082,816	08/99	03/98	5-27.5
SUMMERDALE PTRS	3,733,111	420,540	1,386,000	4,969,876	271,620	6,355,876	6,627,496	704,058	04/99	12/98	5-27.5
WINDSOR PARK PTRS	7,500,000	248,000	5,105,823	7,580,278	269,011	12,686,101	12,955,112	2,159,743	03/99	11/97	5-27.5
	53,502,066	4,606,825	26,901,945	62,116,772	4,506,248	89,018,717	93,524,965	13,551,595

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 31

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/97		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	20,789,823
Improvements, etc	0
Other	0
		$20,789,823
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$20,789,823
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	10,155,803
Improvements, etc	23,622,080
Other	0
		$33,777,883
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$54,567,706
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	37,773,041
Other	0
		$37,773,041
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$92,340,747

Balance at close of period - 3/31/00		$92,340,747
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	561,718
Improvements, etc	171,433
Other	0
		$733,151
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$93,073,898
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	277,575
Other	0
		$277,575
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$93,351,473
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	173,492
Other	0
		$173,492
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$93,524,965

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/97		$0
Current year expense	$41,619
Balance at close of period - 3/31/98		$41,619
Current year expense	$973,901
Balance at close of period - 3/31/99		$1,015,520
Current year expense	$2,743,105
Balance at close of period - 3/31/00		$3,758,625
Current year expense	$3,363,318
Balance at close of period - 3/31/01		$7,121,943
Current year expense	$3,254,509
Balance at close of period - 3/31/02		$10,376,452
Current year expense	$3,175,143
Balance at close of period - 3/31/03		$13,551,595

Boston Capital Tax Credit Fund IV LP - Series 32
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
200 EAST AVENUE	9,044,710	61,000	7,896,816	2,264,221	61,000	10,161,037	10,222,037	984,574	07/00	01/99	12-40
ATHENS PARTNERS	1,189,692	327,639	2,978,391	2,184,813	342,639	5,163,204	5,505,843	829,743	06/99	10/98	5/27.5
CHARDONNAY LP	73,891	5,200	586,804	33,748	5,200	620,552	625,752	138,644	01/97	01/98	5-27.5
COGIC VILLAGE	2,380,023	115,000	0	8,689,057	115,000	8,689,057	8,804,057	1,679,006	07/99	04/98	5-27.5
COURTSIDE	894,138	146,529	2,820,490	12,662	146,529	2,833,152	2,979,681	426,906	07/98	06/98	7-40
FFLM ASSOC	7,439,635	1,359,240	12,454,121	32,122	1,359,240	12,486,243	13,845,483	3,855,023	01/95	01/98	5-40
GRANDA ROSE	216,466	5,000	271,347	2,390	5,000	273,737	278,737	19,992	11/01	05/01	5-27.5
INDIANA DEV (CLEAR CREEK)	1,643,345	55,000	3,760,163	(109,376)	55,000	3,650,787	3,705,787	433,379	09/99	07/98	5-27.5
JACKSON BOND	5,000,000	536,323	952,071	6,825,030	536,323	7,777,101	8,313,424	1,107,176	12/99	07/98	5-27.5
KEIST TOWNHOMES	3,589,850	622,558	0	12,155,646	622,558	12,155,646	12,778,204	1,008,644	12/99	11/98	10-40
MARTINSVILLE I	236,938	24,000	0	1,102,604	52,000	1,102,604	1,154,604	100,008	02/00	08/99	5-40
PARKSIDE PLAZA	1,283,045	0	0	4,110,581	0	4,110,581	4,110,581	288,007	05/01	07/99	5-27.5
PECAN MANOR	777,437	60,400	1,961,002	160,953	60,400	2,121,955	2,182,355	248,249	10/98	07/98	5-27.5
PEARL PARTNERS	8,000,000	599,461	2,248,687	9,290,999	615,788	11,539,686	12,155,474	1,679,187	12/99	06/98	5-27.5
PEARLWOOD LP	947,268	162,032	2,099,724	(300,770)	162,032	1,798,954	1,960,986	333,940	05/98	02/98	5-27.5
PINE RIDGE	796,591	88,220	0	2,134,022	94,833	2,134,022	2,228,855	242,457	01/99	07/98	5-27.5
PYRAMID IV LP	912,529	99,500	368,780	3,418,489	99,500	3,787,269	3,886,769	415,765	05/00	05/98	5-27.5
	44,425,558	4,267,102	38,398,396	52,007,191	4,333,042	90,405,587	94,738,629	13,790,700

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 32

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/98		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	30,592,172
Improvements, etc	0
Other	0
		$30,592,172
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$30,592,172
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	11,796,979
Improvements, etc	42,439,868
Other	0
		$54,236,847
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$84,829,019
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,887,087
Other	0
		$4,887,087
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$89,716,106

Balance at close of period - 3/31/01		$89,716,106
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	276,347
Improvements, etc	4,688,499
Other	0
		$4,964,846
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$94,680,952
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	57,677
Other	0
		$57,677
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$94,738,629

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/98		$0
Current year expense	$1,855,693
Balance at close of period - 3/31/99		$1,855,693
Current year expense	$1,533,304
Balance at close of period - 3/31/00		$3,388,997
Current year expense	$3,367,095
Balance at close of period - 3/31/01		$6,756,092
Current year expense	$3,601,011
Balance at close of period - 3/31/02		$10,357,103
Current year expense	$3,433,597
Balance at close of period - 3/31/03		$13,790,700

Boston Capital Tax Credit Fund IV LP - Series 33
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BRADFORD GROUP	1,049,494	101,388	0	2,695,584	101,388	2,695,584	2,796,972	321,870	09/99	10/98	5-27.5
FFLM ASSOC.	7,439,635	1,359,240	12,454,121	32,122	1,359,240	12,486,243	13,845,483	3,855,023	01/95	01/98	5-40
FOREST PARK	879,266	175,500	0	2,156,764	175,500	2,156,764	2,332,264	254,991	01/99	07/98	5-27.5
HARBOUR POINTE	1,537,416	280,000	5,672,581	115,327	280,000	5,787,908	6,067,908	565,342	10/99	01/99	5-40
KIEST TOWNHOMES	3,589,850	622,558	0	12,155,646	622,558	12,155,646	12,778,204	1,008,644	12/99	08/98	10-40
MERCHANT’S COURT	5,980,841	0	0	13,295,023	1,069,682	13,295,023	14,364,705	1,508,688	12/99	10/98	10-40
NHC #5	3,060,514	387,045	0	6,363,027	387,045	6,363,027	6,750,072	1,215,165	07/99	03/98	5-27.5
NORTHROCK HOUSING	2,539,290	250,478	1,356,518	3,304,851	250,478	4,661,369	4,911,847	351,352	05/00	05/99	10-40
SOUTHAVEN	9,790,000	974,288	1,815,504	10,740,345	999,288	12,555,849	13,555,137	1,876,852	12/99	10/98	5-27.5
STEARNS ASSITED LIVING	435,500	1	0	2,934,502	1	2,934,502	2,934,503	143,840	3/01	12/99	5-27.5
	36,301,806	4,150,498	21,298,724	53,793,191	5,245,180	75,091,915	80,337,095	11,101,767

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 33

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/98		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	17,889,644
Improvements, etc	0
Other	0
		$17,889,644
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$17,889,644
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,559,577
Improvements, etc	37,620,253
Other	0
		$45,179,830
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$63,069,474
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	13,783,067
Other	0
		$13,783,067
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$76,852,541

Balance at close of period - 3/31/01		$76,852,541
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	3,396,126
Other	0
		$3,396,126
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$80,248,667
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	88,428
Other	0
		$88,428
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$80,337,095

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/98		$0
Current year expense	$1,694,284
Balance at close of period - 3/31/99		$1,694,284
Current year expense	$1,033,967
Balance at close of period - 3/31/00		$2,728,251
Current year expense	$2,717,698
Balance at close of period - 3/31/01		$5,445,949
Current year expense	$2,873,929
Balance at close of period - 3/31/02		$8,319,878
Current year expense	$2,781,889
Balance at close of period - 3/31/03		$11,101,767

Boston Capital Tax Credit Fund IV LP - Series 34
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ABBEY RIDGE	472,651	48,000	2,129,097	0	48,000	2,129,097	2,177,097	183,731	01/00	02/00	5-27.5
ALLISON APTS	871,667	208,000	0	1,733,194	208,000	1,733,194	1,941,194	206,221	01/99	11/98	5-27.5
BELMONT AFFORDABLE HOUSING	505,044	5,000	2,374,186	0	5,000	2,374,186	2,379,186	254,913	12/98	01/99	5-27.5
BOERNE CREEKSIDE	2,020,713	204,622	0	4,770,432	205,736	4,770,432	4,976,168	395,158	06/00	11/98	5-27.5
HIGHWAY 18 PARTNERS	10,550,000	766,286	7,424,418	5,615,532	797,823	13,039,950	13,837,773	1,565,088	06/00	10/99	5-27.5
HOWARD PARK	379,144	75,000	1,159,772	12,000	75,000	1,171,772	1,246,772	210,571	12/99	04/99	5-27.5
KERRVILLE MEADOWS	1,577,114	174,699	0	4,345,403	226,306	4,345,403	4,571,709	461,859	04/00	11/98	5-27.5
MERCHANT’S COURT	5,980,841	1,069,682	3,060,740	10,234,283	1,069,682	13,295,023	14,364,705	1,508,688	12/99	02/99	5-27.5
MILLWOOD PARK	8,191,837	892,181	0	11,502,980	869,681	11,502,980	12,372,661	1,069,016	11/99	12/98	10-40
MONTOUR FALLS VILLAGE	1,020,464	65,556	0	1,827,334	35,000	1,827,334	1,862,334	311,288	04/99	10/98	5-27.5
NORTHWOOD HOMES	783,030	96,000	1,953,479	0	96,000	1,953,479	2,049,479	214,443	06/99	04/99	5-27.5
RHP-96	1,670,656	142,576	0	3,647,061	142,576	3,647,061	3,789,637	372,389	12/99	10/98	5-27.5
SOUTHAVEN PTRS I	9,790,000	974,288	1,815,504	10,740,345	999,288	12,555,849	13,555,137	1,876,852	12/99	03/99	5-27.5
WASHINGTON COURTYARD	2,839,869	580,398	0	4,538,554	580,398	4,538,554	5,118,952	515,738	08/00	08/99	5-27.5
	46,653,030	5,302,288	19,917,196	58,967,118	5,358,490	78,884,314	84,242,804	9,145,955

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 34

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/98		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,477,426
Improvements, etc	0
Other	0
		$4,477,426
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$4,477,426
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,434,539
Improvements, etc	36,399,836
Other	0
		$50,834,375
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$55,311,801
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	28,731,541
Other	0
		$28,731,541
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
		$84,043,342

Balance at close of period - 3/31/01		$84,043,342
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	77,421
Other	0
		$77,421
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$84,120,763
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	122,041
Other	0
		$122,041
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$84,242,804

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/98		$0
Current year expense	$0
Balance at close of period - 3/31/99		$0
Current year expense	$496,969
Balance at close of period - 3/31/00		$496,969
Current year expense	$2,631,105
Balance at close of period - 3/31/01		$3,128,074
Current year expense	$3,040,893
Balance at close of period - 3/31/02		$6,168,967
Current year expense	$2,976,988
Balance at close of period - 3/31/03		$9,145,955

Boston Capital Tax Credit Fund IV LP - Series 35
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ASHTON COVE	1,953,875	315,041	0	4,496,758	315,041	4,496,758	4,811,799	326,514	04/00	01/00	7-40
BRAZOSWOOD	1,985,833	83,741	0	5,529,182	162,413	5,529,182	5,691,595	429,127	07/00	07/99	5-27.5
COLUMBIA WOODS	5,516,794	605,453	0	10,570,351	630,361	10,570,351	11,200,712	423,265	06/02	10/00	5-40
CYPRESS POINTE	1,595,206	247,810	3,148,052	2,436,848	247,810	5,584,900	5,832,710	629,089	03/00	04/99	5-27.5
GARDEN GATE II (NEW CANEY)	850,681	34,078	0	1,883,198	34,078	1,883,198	1,917,276	126,010	07/00	03/99	7-40
HILLSIDE TERRACE	1,781,009	369,421	4,812,286	1,661,174	330,000	6,473,460	6,803,460	497,777	07/00	04/99	12-40
MULVANE HOUSING	1,979,350	188,000	4,043,181	6,038	188,000	4,049,219	4,237,219	359,091	11/99	12/98	10-40
RIVERWALK APTS HOMES	413,880	44,380	1,699,925	2,976	44,380	1,702,901	1,747,281	251,000	07/99	12/98	5-27.5
TENNESSEE PARTNERS XII	5,000,000	390,100	6,182,403	31,095	390,100	6,213,498	6,603,598	867,983	12/99	04/99	5-27.5
WASHINGTON COURTYARD	2,839,869	580,398	0	4,538,554	580,398	4,538,554	5,118,952	515,738	08/00	08/99	5-27.5
WEDGEWOOD PARK	5,421,280	750,000	0	11,893,797	812,355	11,893,797	12,706,152	879,970	08/00	12/99	5-27.5
	29,337,777	3,608,422	19,885,847	43,049,971	3,734,936	62,935,818	66,670,754	5,305,564

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 35

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/99		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	22,888,816
Improvements, etc	0
Other	0
		$22,888,816
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$22,888,816
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	605,453
Improvements, etc	32,788,341
Other	0
		$33,393,794
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$56,282,610
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	10,256,693
Other	0
		$10,256,693
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$66,539,303

Balance at close of period - 3/31/01		$66,539,303
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	131,451
Other	0
		$131,451
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$66,670,754

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/99		$0
Current year expense	$109,873
Balance at close of period - 3/31/00		$109,873
Current year expense	$1,272,940
Balance at close of period - 3/31/01		$1,382,813
Current year expense	$1,810,098
Balance at close of period - 3/31/02		$3,192,911
Current year expense	$2,112,653
Balance at close of period - 3/31/03		$5,305,564

Boston Capital Tax Credit Fund IV LP - Series 36
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ALOHA HOUSING	3,396,420	552,000	3,283,217	32,203	552,000	3,315,420	3,867,420	412,874	11/99	08/99	5-27.5
ANNADALE HOUSING	11,144,863	226,000	12,231,650	133,813	226,000	12,365,463	12,591,463	2,916,669	06/90	01/00	5-50
ASHTON RIDGE	2,646,471	300,500	9,547,932	250,558	300,500	9,798,490	10,098,990	1,306,179	12/00	02/00	5-27.5
NOWATA	1,256,757	35,000	859,081	733,408	30,000	1,592,489	1,622,489	176,196	02/00	08/99	5-30
PARIS PLACE	1,256,104	272,000	0	2,010,100	272,000	2,010,100	2,282,100	557,511	09/00	11/99	5-27.5
RIVERVIEW BEND	3,312,500	150,000	3,277,543	1,183,294	241,987	4,460,837	4,702,824	124,803	03/00	12/99	5-27.5
SR SUITES WASHINGTON HGTS	3,413,006	29,876	7,361,729	40,238	29,876	7,401,967	7,431,843	626,259	11/00	12/99	5-27.5
VALLEYVIEW EST	463,819	188,091	2,125,968	114,442	63,649	2,240,410	2,304,059	292,948	05/00	11/99	5-27.5
WEDGEWOOD PARK	5,421,280	750,000	0	11,893,797	812,355	11,893,797	12,706,152	879,970	08/00	12/99	5-27.5
WILLOWBROOK APTS	1,053,826	215,000	2,220,401	0	215,000	2,220,401	2,435,401	210,178	09/99	06/99	5-27.5
WINGFILED APTS	684,516	139,800	2,104,682	0	139,800	2,104,682	2,244,482	227,987	07/99	06/99	5-27.5
	34,049,562	2,858,267	43,012,203	16,391,853	2,883,167	59,404,056	62,287,223	7,731,574

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 36

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/99		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	13,858,724
Improvements, etc	0
Other	0
		$13,858,724
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$13,858,724
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	22,306,082
Improvements, etc	25,593,908
Other	0
		$47,899,990
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$61,758,714
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions
Improvements, etc	423,780
Other	0
		$423,780
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$62,182,494

Balance at close of period - 3/31/02		$62,181,494
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions
Improvements, etc	104,729
Other	0
		$104,729
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$62,287,223

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/99		$0
Current year expense	$109,722
Balance at close of period - 3/31/00		$109,722
Current year expense	$3,420,983
Balance at close of period - 3/31/01		$3,530,705
Current year expense	$2,140,499
Balance at close of period - 3/31/02		$5,671,204
Current year expense	$2,060,370
Balance at close of period - 3/31/03		$7,731,574

Boston Capital Tax Credit Fund IV LP - Series 37
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ASHTON RIDGE	2,646,471	300,500	9,547,932	250,558	300,500	9,798,490	10,098,990	1,306,179	12/00	02/00	5-27.5
BALDWIN VILLAS	7,648,775	200,000	0	7,889,883	325,000	7,889,883	8,214,883	491,397	7/01	10/99	5-27.5
COLUMBIA WOODS	5,516,794	605,453	0	10,570,351	630,361	10,570,351	11,200,712	423,265	06/02	10/00	5-40
HIGHWAY 18	10,550,000	766,286	7,424,418	5,615,532	797,823	13,039,950	13,837,773	1,565,088	06/00	10/99	5-27.5
SR SUITES WASHINTGON HGTS	3,413,006	29,876	7,361,729	40,238	29,876	7,401,967	7,431,843	626,259	11/00	12/99	5-27.5
SILVER POND	4,503,931	340,000	3,518,005	2,522,908	340,000	6,040,913	6,380,913	321,703	12/01	06/00	40
STEARNS ASSISTED LIVING	435,500	1	0	2,934,502	1	2,934,502	2,934,503	143,840	3/01	12/99	5-27.5
	34,714,477	2,242,116	27,852,084	29,823,972	2,423,561	57,676,056	60,099,617	4,877,731

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 37

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/99		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	8,390,705
Improvements, etc	0
Other	0
		$8,390,705
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$8,390,705
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	10,519,032
Improvements, etc	19,144,384
Other	0
		$29,663,416
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$38,054,121
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	21,802,305
Other	0
		$21,802,305
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$59,856,426

Balance at close of period - 3/31/02		$59,856,426
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	243,191
Other	0
		$243,191
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$60,099,617

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/99		$0
Current year expense	$0
Balance at close of period - 3/31/00		$0
Current year expense	$719,027
Balance at close of period - 3/31/01		$719,027
Current year expense	$1,847,312
Balance at close of period - 3/31/02		$2,566,339
Current year expense	$2,311,392
Balance at close of period - 3/31/03		$4,877,731

Boston Capital Tax Credit Fund IV LP - Series 38
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ALDINE WESTFIELD	2,124,578	334,472	0	8,894,479	347,330	8,894,479	9,241,809	421,269	07/01	04/00	5-27.5
ANDOVER HOUSING	2,635,662	150,000	4,645,760	356,952	150,000	5,002,712	5,152,712	312,393	12/00	05/00	10-40
ARBORS AT EAGLE CREST	1,778,353	305,872	0	8,377,643	290,000	8,377,643	8,667,643	741,765	10/01	12/00	5-27.5
BRISTOW PLACE	1,238,788	32,500	896,311	906,749	32,500	1,803,060	1,835,560	129,363	12/00	06/00	5-30
COLUMBIA CREEK	5,600,000	1,068,040	0	11,862,224	1,070,161	11,862,224	12,932,385	583,205	11/01	08/00	5-27.5
CUSHING PLACE	1,104,910	0	1,358,355	207,052	30,000	1,565,407	1,595,407	167,084	10/00	03/00	5-27.5
EDNA VANDERBILT	327,979	10,000	502,555	10,000	503,687	513,687	31,418	10/01	05/01	5-27.5
HAMMOND PLACE	494,484	94,026	2,164,107	0	94,026	2,164,107	2,258,133	164,562	04/00	03/00	5-27.5
HERITAGE II	910,854	60,130	1,171,322	(11,257)	60,130	1,160,065	1,220,195	130,552	06/00	06/00	5-27.5
WILLOWBROOK II	972,135	168,860	2,093,435	0	168,860	2,093,435	2,262,295	166,955	10/01	03/00	5-27.5
	17,187,743	2,223,900	12,831,845	30,593,842	2,253,007	43,426,819	45,679,826	2,848,566

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 38

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/00		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,543,190
Improvements, etc	0
Other	0
		$14,543,190
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$14,543,190
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	512,555
Improvements, etc	30,124,847
Other	0
		$30,637,402
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$45,180,592
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	499,234
Other	0
		$499,234
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$45,679,826

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/00		$0
Current year expense	$143,616
Balance at close of period - 3/31/01		$143,616
Current year expense	$1,011,977
Balance at close of period - 3/31/02		$1,155,593
Current year expense	$1,692,973
Balance at close of period - 3/31/03		$2,848,566

Boston Capital Tax Credit Fund IV LP - Series 39
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ARBORS AT EAGLE CREST	1,778,353	305,872	0	8,377,643	290,000	8,377,643	8,667,643	741,765	10/01	12/00	5-27.5
ARBORS AT IRONWOOD	1,815,392	121,057	0	5,643,937	110,000	5,643,937	5,753,937	520,342	09/01	07/00	5-27.5
AUSTIN ACRES	874,755	128,000	0	2,045,772	128,000	2,045,772	2,173,772	73,623	09/01	11/00	5-27.5
COLUMBIA CREEK	5,600,000	1,068,040	0	11,862,224	1,070,161	11,862,224	12,932,385	583,205	11/01	08/00	5-27.5
DAYSTAR	807,075	155,028	0	1,800,059	155,028	1,800,059	1,955,087	91,194	01/01	02/01	5-27.5
GOUVERNEUR SR	1,125,000	0	0	4,167,315	66,600	4,167,315	4,233,915	141,023	10/01	12/00	12-40
HILLVIEW	919,540	10,000	1,201,246	0	10,000	1,201,246	1,211,246	71,653	12/01	05/01	5-27.5
TALLY HO II	580,993	30,000	1,131,775	(67,711)	30,000	1,064,064	1,094,064	61,455	12/01	06/01	5-27.5
TIMEVER TRAILS I	821,164	50,000	1,280,757	(21,668)	50,000	1,259,089	1,309,089	65,550	07/01	06/01	5-27.5
	14,322,272	1,867,997	3,613,778	33,807,571	1,909,789	37,421,349	39,331,138	2,349,810

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 39

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/00		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,376,035
Improvements, etc	0
Other	0
		$4,376,035
Deductions during period:
Cost of real estate sold	$0
Other	0
Other		$0
Balance at close of period - 3/31/01		$4,376,035
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,703,778
Improvements, etc	29,690,055
Other	0
		$33,393,833
Deductions during period:
Cost of real estate sold	$0
Other	(2,598,038)
		$(2,598,038)
Balance at close of period - 3/31/02		$35,171,830
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,159,308
Other	0
		$4,159,308
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$39,331,138

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/00		$0
Current year expense	$11,017
Balance at close of period - 3/31/01		$11,017
Current year expense	$735,243
Balance at close of period - 3/31/02		$746,260
Current year expense	$1,603,550
Balance at close of period - 3/31/03		$2,349,810

Boston Capital Tax Credit Fund IV LP - Series 40
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ARBORS IRONWOOD II	903,000	115,000	2,665,008	12,820	115,000	2,677,828	2,792,828	207,976	11/01	02/01	5-27.5
AZLE FOUNTAINHEAD	1,245,222	52,400	782,639	1,108,076	52,400	1,890,715	1,943,115	68,951	05/02	10/01	5-27.5
BALDWIN VILLAS	7,648,775	325,000	7,838,615	51,268	325,000	7,889,883	8,214,883	491,397	07/01	07/01	5-27.5
CAPITAL FIVE	1,208,315	107,162	1,117,138	1,767,534	107,162	2,884,672	2,991,834	70,450	07/02	06/01	5-27.5
CARLISLE APTS	906,643	84,027	2,158,184	593	84,027	2,158,777	2,242,804	147,999	06/01	02/01	5-27.5
CENTER PLACE II	786,740	28,590	1,267,462	0	28,590	1,267,462	1,296,052	66,256	10/01	10/01	5-27.5
KC HOMES	3,857,866	275,100	4,764,685	35,285	275,100	4,799,970	5,075,070	233,046	11/01	08/01	5-27.5
LONDONTOWN HOMES	598,355	257,366	2,281,695	0	257,366	2,281,695	2,539,061	96,191	06/01	02/01	5-27.5
MA NO. 2	1,526,654	66,500	2,450,256	117,348	66,500	2,567,604	2,634,104	91,758	02/02	02/01	5-27.5
MEADOWSIDE ASSOC	1,576,004	0	0	3,287,878	51,725	3,287,878	3,339,603	101,522	12/01	05/01	5-27.5
NORTHROCK II	2,385,435	110,000	892,246	3,569,009	110,000	4,461,255	4,571,255	120,415	05/02	07/01	10-40
OAKLAND PSHP	1,249,560	40,000	2,017,047	(39,561)	40,000	1,977,486	2,017,486	139,992	07/01	02/01	5-27.5
SEDGWICK SUNDANCE	915,000	5,000	2,176,106	0	5,000	2,176,106	2,181,106	73,239	10/01	09/01	5-27.5
SOUTHBROOK HOMES	545,460	240,000	2,272,500	0	240,000	2,272,500	2,512,500	72,766	11/01	04/01	5-27.5
SPRINGFIELD METRO	26,052,055	3,282,371	38,725,894	0	3,282,371	38,725,894	42,008,265	980,258	10/01	06/02	5-40
WESTERN GARDENS	1,297,391	40,800	2,086,305	(100,861)	40,800	1,985,444	2,026,244	146,939	07/01	02/01	5-27.5
	52,702,475	5,029,316	73,495,780	9,809,389	5,081,041	83,305,169	88,386,210	3,109,155

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 40

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/01		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	36,516,831
Improvements, etc	0
Other	0
		$36,516,831
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$36,516,831
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	42,008,265
Improvements, etc	10,001,536
Other	0
		$52,009,801
Deductions during period:
Cost of real estate sold	$0
Other	(140,422)
		$(140,422)
Balance at close of period - 3/31/03		$88,386,210

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/01		$0
Current year expense	$584,300
Balance at close of period - 3/31/02		$584,300
Current year expense	$2,524,855
Balance at close of period - 3/31/03		$3,109,155

Boston Capital Tax Credit Fund IV LP - Series 41
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BIENVILLE	815,086	16,500	1,309,576	0	16,500	1,309,576	1,326,076	86,827	11/01	12/01	5-27.5
BREEZEWOOD	1,000,454	42,500	0	1,667,004	42,500	1,667,004	1,709,504	31,133	06/02	10/01	5-27.5
BROOKSTONE APTS II	2,481,872	223,150	0	5,228,055	222,750	5,228,055	5,450,805	121,660	08/02	08/01	5-27.5
CEDAR GROVE	1,066,439	112,500	1,447,390	0	112,500	1,447,390	1,559,890	141,287	07/01	05/02	5-27.5
CRANBERRY COVE	1,001,136	134,400	1,475,984	0	134,400	1,475,984	1,610,384	68,781	01/02	05/02	5-27.5
DS HOUSING	1,716,000	330,720	1,652,898	0	330,720	1,652,898	1,983,618	23,608	U/C	07/02	30
HALFMOON BDC, LP	1,348,733	292,000	0	2,621,699	292,000	2,621,699	2,913,699	83,647	04/02	07/01	5-27.5
HARBOR POINT	1,672,163	440,000	0	5,361,554	440,126	5,361,554	5,801,680	40,734	10/02	08/01	5-27.5
HAWTHORNE	998,413	77,698	1,162,871	0	77,698	1,162,871	1,240,569	67,371	07/01	05/02	5-27.5
HOLLYWOOD PALMS	10,004,500	850,000	14,921,469	0	850,000	14,921,469	15,771,469	96,763	11/02	03/02	5-27.5
MADISON HOUSING II	1,586,355	35,000	3,953,209	0	35,000	3,953,209	3,988,209	129,979	05/02	09/01	10-40
MARWOOD SENIOR	12,377,110	2,011,263	12,393,753	0	2,011,263	12,393,753	14,405,016	139,281	08/02	07/01	10-40
MEADOWSIDE ASSOC	1,576,004	51,725	3,287,878	0	51,725	3,287,878	3,339,603	101,522	12/01	05/01	5-27.5
RED HILL APTS	839,469	24,600	1,344,222	(35,817)	24,600	1,308,405	1,333,005	92,295	06/01	11/01	5-27.5
RH-FRANKIN	393,878	36,000	620,928	0	36,000	620,928	656,928	28,126	09/01	05/02	5-27.5
RH-FULTON	558,001	42,500	839,311	0	42,500	839,311	881,811	39,046	09/01	05/02	5-27.5
RF-MENDOTA	739,001	42,500	1,142,673	0	42,500	1,142,673	1,185,173	55,637	06/01	05/02	5-27.5
RH-MT CARROLL	417,278	24,500	611,397	0	24,500	611,397	635,897	28,394	09/01	05/02	5-27.5
SPRINGFIELD METRO	26,052,055	3,282,371	38,725,894	0	3,282,371	38,725,894	42,008,265	980,258	10/01	06/02	5-40
SUNSHINE APTS	892,495	160,000	2,067,906	0	160,000	2,067,906	2,227,906	25,204	08/02	03/02	5-27.5
	67,536,442	8,229,927	86,957,359	14,842,495	8,229,653	101,799,854	110,029,507	2,381,553

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002

U/C-Property was under construction as of March 31, 2003

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 41

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/01		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,680,757
Improvements, etc	0
Other	0
		$7,680,757
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$7,680,757
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	69,761,910
Improvements, etc	32,622,657
Other	0
		$102,384,567
Deductions during period:
Cost of real estate sold	$0
Other	(35,817)
		$(35,817)
Balance at close of period - 3/31/03		$110,029,507

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/01		$0
Current year expense	$104,810
Balance at close of period - 3/31/02		$104,810
Current year expense	$2,276,743
Balance at close of period - 3/31/03		$2,381,553

Boston Capital Tax Credit Fund IV LP - Series 42
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BREEZEWOOD II	756,490	42,500	0	0	42,500	0	42,500	0	3/03	04/02	N/A
CC HOUSING	1,190,000	64,162	1,360,312	0	64,162	1,360,312	1,424,474	21,827	U/C	07/02	30
CT HOUSING	3,019,000	195,275	3,211,525	0	195,275	3,211,525	3,406,800	46,779	U/C	07/02	30
CRITTENDEN COUNTY	1,053,936	96,688	2,016,683	0	96,688	2,016,683	2,113,371	28,170	10/02	06/02	5-27.5
DORCHESTER CT	1,521,613	528,000	0	0	528,000	0	528,000	0	U/C	04/02	N/A
GREAT BRIDGE-DOVER	1,678,496	180,000	0	0	180,000	0	180,000	0	12/02	04/02	N/A
HARBOR PT II	1,672,163	440,126	5,361,554	0	440,126	5,361,554	5,801,680	40,734	10/02	04/02	5-27.5
HOLLYWOOD PALMS	10,004,500	850,000	14,921,469	0	850,000	14,921,469	15,771,469	96,763	11/02	08/02	5-27.5
HS HOUSING	1,735,000	456,889	1,593,468	0	456,889	1,593,468	2,050,357	22,742	U/C	07/02	30
LYNELLE LANDING	1,613,096	340,000	3,438,633	0	340,000	3,438,633	3,778,633	41,699	9/02	03/02	5-27.5
NATCHEZ PLACE	843,071	35,864	1,507,640	0	35,864	1,507,640	1,543,504	104,658	11/01	08/02	5-27.5
PARKHURST PLACE	3,563,000	767,254	3,320,955	0	767,254	3,320,955	4,088,209	34,040	9/02	01/02	5-27.5
PW HOUSING	1,546,000	77,445	1,730,611	0	77,445	1,730,611	1,808,056	25,269	U/C	07/02	30
SM HOUSING	2,014,000	73,780	2,263,816	0	73,780	2,263,816	2,337,596	32,861	U/C	07/02	30
STARWBERRY LANE	1,987,305	63,212	2,992,381	0	63,212	2,992,381	3,055,593	93,729	8/02	03/02	5-27.5
TS HOUSING	1,671,000	366,794	1,629,068	0	366,794	1,629,068	1,995,862	23,339	U/C	07/02	30
WINGFEILD APTS II	612,434	148,936	2,242,481	0	148,936	2,242,481	2,391,417	70,813	11/01	08/02	5-27.5

	36,481,104	4,726,925	47,590,596	0	4,726,925	47,590,596	52,317,521	683,423

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

U/C-Property was under construction as of March 31, 2003

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 42

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/02		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	52,317,521
Improvements, etc	0
Other	0
		$52,317,521
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$52,317,521

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/02		$0
Current year expense	$683,423
Balance at close of period - 3/31/03		$683,423

Boston Capital Tax Credit Fund IV LP - Series 43
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
AM HOUSING	5,169,000	1,010,088	4,887,737	0	1,010,088	4,887,737	5,897,825	69,152	U/C	09/02	5-27.5
AP HOUSING	2,492,000	723,530	2,147,588	0	723,530	2,147,588	2,871,118	30,768	U/C	09/02	5-27.5
CHARLEVOIX APTS	1,277,701	64,259	1,458,895	0	64,259	1,458,895	1,523,154	14,874	11/02	09/02	10-40
CLOVER LANE	500,916	36,194	834,077	0	36,194	834,077	870,271	11,416	10/02	09/02	10-40
DORCHESTER CT	1,521,613	528,000	0	0	528,000	0	528,000	0	U/C	09/02	N/A
HENDERSON FOUNTAINHEAD	743,643	25,000	999,547	0	25,000	999,547	1,024,547	26,529	U/C	09/02	5-27.5
HOLLYWOOD PALMS	10,004,500	850,000	14,921,469	0	850,000	14,921,469	15,771,469	96,763	11/02	12/02	5-27.5
KP HOUSING	1,533,000	177,147	1,608,794	0	177,147	1,608,794	1,785,941	23,446	U/C	09/02	5-27.5
LAKEWOOD APTS	846,675	36,332	1,248,636	0	36,332	1,248,636	1,284,968	15,259	10/02	09/02	10-40
LAWRENCEVILLE	13,800,000	1,632,824	0	0	1,632,824	0	1,632,824	0	01/03	12/02	N/A
PARKSIDE APTS-COLEMAN	1,002,017	65,119	650,632	0	65,119	650,632	715,751	6,777	12/02	09/02	10-40
RIVERVIEW APTS-BLISSFIELD	756,287	51,214	664,606	0	51,214	664,606	715,820	7,047	02/02	09/02	10-40
SG HOUSING	2,167,000	618,589	1,899,538	0	618,589	1,899,538	2,518,127	26,593	U/C	09/02	5-27.5
STOTTVILLE LP	625,823	36,375	0	0	36,375	0	36,375	0	U/C	09/02	N/A
VG HOSUING	2,026,000	426,685	2,150,765	0	426,685	2,150,765	2,577,450	30,620	U/C	09/02	5-27.5

	44,466,175	6,281,356	33,472,284	0	6,281,356	33,472,284	39,753,640	359,244

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

U/C-Property was under construction as of March 31, 2003

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 43

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/02		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	39,753,640
Improvements, etc	0
Other	0
		$39,753,640
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$39,753,640

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/02		$0
Current year expense	$359,244
Balance at close of period - 3/31/03		$359,244