Form 10-K, Exhibit 13
period 2004-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2004-07-14
CIK 913778

Exhibit 13

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND IV L.P. -

SERIES 20 THROUGH SERIES 46

MARCH 31, 2004 AND 2003

Boston Capital Tax Credit Fund IV L.P. -

Series 20 through Series 46

Schedules not listed are omitted because of the absence of the conditions under which they are required or the information is included in the financial statements or the notes thereto.

Reznick Fedder & Silverman

Certified Public Accountants * A Professional Corporation

7700 Old Georgetown Road * Suite 400 * Bethesda, MD 20814-6224

(301) 652-9100 * Fax (301) 652-1848

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of

Boston Capital Tax Credit Fund IV L.P.

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund IV L.P. as of March 31, 2004 and 2003, and the related statements of operations, changes in partners’ capital and cash flows for the years ended March 31, 2004, 2003 and 2002 in total and Boston Capital Tax Credit Fund IV L.P. - Series 20 through 46 as of March 31, 2004 and Series 20 through 44 as of March 31, 2003 and the related statements of operations, partners’ capital and cash flows for the years ended March 31, 2004, 2003 and 2002 for Series 20 through 40, for the years ended March 31, 2004 and 2003 and for the period August 1, 2001 (date of inception) through March 31, 2002 for Series 41, for the years ended March 31, 2004 and 2003 and the period February 1, 2002 (date of inception) though March 31, 2002 for Series 42, for the year ended March 31, 2004 and for the period August 1, 2002 (date of inception) through March 31, 2003 for Series 43, for the year ended March 31, 2004 and for the period January 1, 2003 (date of inception) through March 31, 2003 for Series 44, for the period July 1, 2003 (date of inception) through March 31, 2004 for Series 45 and for the period September 23, 2003 (date of inception) through March 31, 2004 for Series 46.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships which investments represent $209,159,981 and $36,123,515 of the total partnership assets as of March 31, 2004 and 2003, respectively, and $(13,427,262), $(1,207,146) and $(6,596,746), of the total partnership income (loss) for the years ended March 31, 2004, 2003 and 2002, respectively; of the assets for Series 20 as of March 31, 2004 and 2003, $2,921,865 and $145,351, respectively, and of the income (loss) for Series 20 for the years ended March 31, 2004, 2003 and 2002, $(663,580), $(19,556) and $(373,035), respectively; of the assets for Series 21 as of March 31, 2004 and 2003, $635,379 and $331,625, respectively, and of the income (loss) for Series 21 for the years ended March 31, 2004, 2003 and 2002, $(269,682), $(86,606) and $(306,174), respectively; of the assets for Series 22 as of March 31, 2004 and 2003, $6,277,958 and $869,825, respectively, and of the income (loss) for Series 22 for the years ended March 31, 2004, 2003 and 2002, $(738,385), $(41,289) and $(332,024), respectively; of the assets for Series 23 as of March 31, 2004 and 2003, $11,403,871 and $3,138,289, respectively, and of the income (loss) for Series 23 for the years ended March 31, 2004, 2003 and 2002, $(1,103,443), $(67,634) and $(635,291), respectively; of the assets for Series 24 as of March 31, 2004 and 2003, $3,439,905 and $1,716,243, respectively, and of the income (loss) for Series 24 for the years ended March 31, 2004, 2003 and 2002, $(238,112), $542,854 and $(326,472), respectively; of the assets for Series 25 as of March 31, 2004 and 2003, $7,808,469 and $4,523,234, respectively, and of the income (loss) for Series 25 for the years ended March 31, 2004, 2003 and 2002, $(542,144), $(249,573) and $(592,673),

respectively; of the assets for Series 26 as of March 31, 2004 and 2003, $16,332,296 and $5,207,033, respectively, and of the income (loss) for Series 26 for the years ended March 31, 2004, 2003 and 2002, $(576,484), $(417,574) and $(570,895), respectively; of the assets for Series 27 as of March 31, 2004 and 2003, $9,829,401 and $2,795,797, respectively, and of the income (loss) for Series 27 for the years ended March 31, 2004, 2003 and 2002, $(415,897), $(290,373) and $78,587, respectively; of the assets for Series 28 as of March 31, 2004 and 2003, $11,857,448 and $731,947, respectively, and of the income (loss) for Series 28 for the years ended March 31, 2004, 2003 and 2002, $(631,428), $66,801 and $(531,012), respectively; of the assets for Series 29 as of March 31, 2004 and 2003, $12,582,083 and $102,771, respectively, and of the income (loss) for Series 29 for the years ended March 31, 2004, 2003 and 2002, $(910,152), $(14,718) and $(314,842), respectively; of the assets for Series 30 as of March 31, 2004 and 2003, $6,851,395 and $542,507, respectively, and of the income (loss) for Series 30 for the years ended March 31, 2004, 2003 and 2002, $(316,820), $(52,937) and $(422,296), respectively; of the assets for Series 31 as of March 31, 2004 and 2003, $6,130,761 and $4,123,258, respectively, and of the income (loss) for Series 31 for the years ended March 31, 2004, 2003 and 2002, $(487,579), $(358,276) and $(636,306), respectively; of the assets for Series 32 as of March 31, 2004 and 2003, $15,145,580 and $2,903,191, respectively, and of the income (loss) for Series 32 for the years ended March 31, 2004, 2003 and 2002, $(1,041,139), $(114,215) and $(414,705), respectively; of the assets for Series 33 as of March 31, 2004 and 2003, $6,248,488 and $0, respectively, and of the income (loss) for Series 33 for the years ended March 31, 2004, 2003 and 2002, $(385,008), $0 and $(396,662), respectively; of the assets for Series 34 as of March 31, 2004 and 2003, $3,676,467 and $0, respectively, and of the income (loss) for Series 34 for the years ended March 31, 2004, 2003 and 2002, $(302,126), $0 and $(260,663), respectively; of the assets for Series 35 as of March 31, 2004 and 2003, $5,460,700 and $0, respectively, and of the income (loss) for Series 35 for the years ended March 31, 2004, 2003 and 2002, $(212,959), $0 and $(209,739), respectively; of the assets for Series 36 as of March 31, 2004 and 2003, $5,929,711 and $787,588, respectively, and of the income (loss) for Series 36 for the years ended March 31, 2004, 2003 and 2002, $(668,431), $(27,592) and $(138,853), respectively; of the assets for Series 37 as of March 31, 2004 and 2003, $9,612,328 and $0, respectively, and of the income (loss) for Series 37 for the years ended March 31, 2004, 2003 and 2002, $(476,620), $0 and $22,578, respectively; of the assets for Series 38 as of March 31, 2004 and 2003, $5,466,973 and $56,168, respectively, and of the income (loss) for Series 38 for the years ended March 31, 2004, 2003 and 2002, $(284,050), $(7,238) and $0, respectively; of the assets for Series 39 as of March 31, 2004 and 2003, $8,707,438 and $0, respectively, and of the income (loss) for Series 39 for the years ended March 31, 2004, 2003 and 2002, $(788,216), $0 and $(118,749), respectively; of the assets for Series 40 as of March 31, 2004 and 2003, $8,864,838 and $635,204, respectively, and of the income (loss) for Series 40 for the years ended March 31, 2004, 2003 and 2002, $(510,364), $7,634 and $(117,520), respectively; of the assets for Series 41 as of March 31, 2004 and 2003, $7,965,540 and $370,865, respectively, and of the income (loss) for Series 41 for the years ended March 31, 2004 and 2003 and for the period August 1, 2001 (date of inception) through March 31, 2002, $(749,100), $(54,090) and $0, respectively; of the assets for Series 42 as of March 31, 2004 and 2003, $8,858,007 and $3,597,813, respectively, and of the income (loss) for Series 42 for the years ended March 31, 2004 and 2003 and for the period February 1, 2002 (date of inception) through March 31, 2002, $(695,136), $28,316 and $0, respectively; of the assets for Series 43 as of March 31, 2004 and 2003, $11,300,849 and $3,544,807, respectively, and of the income (loss) for Series 43 for the year ended March 31, 2004 and for the period August 1, 2002 (date of inception) through March 31, 2003, $(294,588) and

$(51,080), respectively; of the assets for Series 44 as of March 31, 2004 and 2003, $6,189,347 and $0, respectively, and of the income (loss) for Series 44 for the year ended March 31, 2004 and for the period January 1, 2003 (date of inception) through March 31, 2003, $90,035 and $0, respectively; of the assets for Series 45 as of March 31, 2004 $8,611,572, and of the (income) loss for Series 45 for the period July 1, 2003 (date of inception) through March 31, 2004, $(144,915); and of the assets for Series 46 as of March 31, 2004, $1,051,311, and of the income (loss) for Series 46 for the period September 23, 2003 (date of inception) through March 31, 2004, $(70,940). Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund IV L.P. as of March 31, 2004 and 2003, and the results of its operations and its cash flows for the years ended March 31, 2004, 2003 and 2002 for Series 20 through 40, for the years ended March 31, 2004 and 2003 and for the period August 1, 2001 (date of inception) through March 31, 2002 for Series 41, for the years ended March 31, 2004 and 2003 and for the period February 1, 2002 (date of inception) through March 31, 2002 for Series 42, for the year ended March 31, 2004 and for the period August 1, 2002 (date of inception) through March 31, 2003 for Series 43, for the year ended March 31, 2004 and for the period January 1, 2003 (date of inception) through March 31, 2003 for Series 44, for the period July 1, 2003 (date of inception) through March 31, 2004 for Series 45, and for the period September 23, 2003 (date of inception) through March 31, 2004 for Series 46 in conformity with accounting principles generally accepted in the United States of America.

We and other auditors have also audited the information included in the related financial statement schedules listed in Form 10-K, Item 15(a) of Boston Capital Tax Credit Fund IV L.P. - Series 20 through Series 46 as of March 31, 2004.  In our opinion, the schedules present fairly, in all material respects, the information required to be set forth therein, in conformity with accounting principles generally accepted in the United States of America.

Bethesda, Maryland

July 9, 2004

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2004 and 2003

	Total
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$436,741,304	$424,883,445

OTHER ASSETS
Cash and cash equivalents (notes A and G)	33,051,933	25,882,162
Investments available-for-sale (notes A and F)	20,600,420	6,018,380
Notes receivable (note D)	8,182,738	14,733,948
Deferred acquisition costs (note A)	36,053,820	30,817,914
Other assets	10,020,450	13,158,071

	$544,650,665	$515,493,920

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$66,482	$1,090,107
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	21,701,204	15,528,445
Capital contributions payable (note C)	32,845,438	34,899,189

	54,613,124	51,517,741
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 and 75,662,578 at March 31, 2004 and 2003, respectively, are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 and 75,662,578 at March 31, 2004 and 2003, respectively, issued and outstanding	492,272,914	465,720,104
General partner	(2,269,173)	(1,790,531)
Accumulated other comprehensive income	33,800	46,606

	490,037,541	463,976,179

	$544,650,665	$515,493,920

Series 45 and 46 were not formed until after March 31, 2003, therefore no comparative information has been included.

	Series 20
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$9,951,958	$12,675,770

OTHER ASSETS
Cash and cash equivalents (notes A and G)	252,117	244,384
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	80,374	83,947
Other assets	1,796,298	1,199,682

	$12,080,747	$14,203,783

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$9,902
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	3,558,524	3,190,282
Capital contributions payable (note C)	388,026	388,026

	3,946,550	3,588,210
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 at March 31, 2004 and 2003 issued and outstanding	8,383,420	10,839,982
General partner	(249,223)	(224,409)
Accumulated other comprehensive income	—	—

	8,134,197	10,615,573

	$12,080,747	$14,203,783

	Series 21
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$1,527,512	$2,393,876

OTHER ASSETS
Cash and cash equivalents (notes A and G)	142,893	211,070
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	457,639	457,639
Deferred acquisition costs (note A)	43,962	45,916
Other assets	280,232	451,825

	$2,452,238	$3,560,326

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	852,869	627,029
Capital contributions payable (note C)	457,642	457,642

	1,310,511	1,084,671
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 at March 31, 2004 and 2003 issued and outstanding	1,292,262	2,612,851
General partner	(150,535)	(137,196)
Accumulated other comprehensive income	—	—

	1,141,727	2,475,655

	$2,452,238	$3,560,326

	Series 22
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$7,983,840	$9,514,695

OTHER ASSETS
Cash and cash equivalents (notes A and G)	320,139	354,902
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	450,981	450,981
Deferred acquisition costs (note A)	138,145	144,285
Other assets	167,344	167,919

	$9,060,449	$10,632,782

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	1,889,514	1,634,923
Capital contributions payable (note C)	479,496	480,996

	2,369,010	2,115,919
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 at March 31, 2004 and 2003 issued and outstanding	6,843,606	8,650,776
General partner	(152,167)	(133,913)
Accumulated other comprehensive income	—	—

	6,691,439	8,516,863

	$9,060,449	$10,632,782

	Series 23
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$14,271,144	$16,373,993

OTHER ASSETS
Cash and cash equivalents (notes A and G)	140,695	167,196
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	205,442	214,573
Other assets	269,370	269,370

	$14,886,651	$17,025,132

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	1,314,475	1,074,211
Capital contributions payable (note C)	117,796	117,796

	1,432,271	1,192,007
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 at March 31, 2004 and 2003 issued and outstanding	13,604,682	15,959,640
General partner	(150,302)	(126,515)
Accumulated other comprehensive income	—	—

	13,454,380	15,833,125

	$14,886,651	$17,025,132

	Series 24
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$7,862,910	$9,168,660

OTHER ASSETS
Cash and cash equivalents (notes A and G)	221,188	233,010
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	155,478	155,478
Deferred acquisition costs (note A)	229,602	239,807
Other assets	857,394	318,194

	$9,326,572	$10,115,149

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$678	$39,878
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	1,373,004	1,154,667
Capital contributions payable (note C)	368,239	368,239

	1,741,921	1,562,784
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 at March 31, 2004 and 2003 issued and outstanding	7,694,103	8,652,140
General partner	(109,452)	(99,775)
Accumulated other comprehensive income	—	—

	7,584,651	8,552,365

	$9,326,572	$10,115,149

	Series 25
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$14,051,041	$15,315,756

OTHER ASSETS
Cash and cash equivalents (notes A and G)	443,860	489,697
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	230,586	240,834
Other assets	746,785	747,614

	$15,472,272	$16,793,901

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$978	$30,878
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	1,136,057	863,380
Capital contributions payable (note C)	943,704	943,704

	2,080,739	1,837,962
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 at March 31, 2004 and 2003 issued and outstanding	13,515,062	15,063,824
General partner	(123,529)	(107,885)
Accumulated other comprehensive income	—	—

	13,391,533	14,955,939

	$15,472,272	$16,793,901

	Series 26
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$22,225,204	$23,716,013

OTHER ASSETS
Cash and cash equivalents (notes A and G)	447,941	516,145
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	135,822	135,822
Deferred acquisition costs (note A)	405,693	422,596
Other assets	1,564,626	1,594,656

	$24,779,286	$26,385,232

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$90	$100,683
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	2,090,807	1,654,168
Capital contributions payable (note C)	1,443,838	1,475,380

	3,534,735	3,230,231
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 at March 31, 2004 and 2003 issued and outstanding	21,372,359	23,263,704
General partner	(127,808)	(108,703)
Accumulated other comprehensive income	—	—

	21,244,551	23,155,001

	$24,779,286	$26,385,232

	Series 27
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$13,905,222	$14,645,587

OTHER ASSETS
Cash and cash equivalents (notes A and G)	234,047	339,714
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	336,302	351,248
Other assets	172,425	172,425

	$14,647,996	$15,508,974

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	1,455,313	1,240,107
Capital contributions payable (note C)	39,749	39,749

	1,495,062	1,279,856
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 at March 31, 2004 and 2003 issued and outstanding	13,227,852	14,293,274
General partner	(74,918)	(64,156)
Accumulated other comprehensive income	—	—

	13,152,934	14,229,118

	$14,647,996	$15,508,974

	Series 28
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$23,747,689	$25,184,476

OTHER ASSETS
Cash and cash equivalents (notes A and G)	464,935	304,688
Investments available-for-sale (notes A and F)	—	150,337
Notes receivable (note D)	605,000	638,346
Deferred acquisition costs (note A)	74,262	77,562
Other assets	2,595	353,370

	$24,894,481	$26,708,779

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$28,003	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	—	—
Capital contributions payable (note C)	40,968	148,783

	68,971	148,783
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 at March 31, 2004 and 2003 issued and outstanding	24,921,003	26,637,876
General partner	(95,493)	(78,151)
Accumulated other comprehensive income	—	271

	24,825,510	26,559,996

	$24,894,481	$26,708,779

	Series 29
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$19,475,261	$22,450,900

OTHER ASSETS
Cash and cash equivalents (notes A and G)	328,122	468,746
Investments available-for-sale (notes A and F)	161,713	49,929
Notes receivable (note D)	20,935	20,935
Deferred acquisition costs (note A)	74,450	77,761
Other assets	604	150,723

	$20,061,085	$23,218,994

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	760,776	422,795
Capital contributions payable (note C)	86,718	304,770

	847,494	727,565
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 at March 31, 2004 and 2003 issued and outstanding	19,360,361	22,605,257
General partner	(146,508)	(113,731)
Accumulated other comprehensive income	(262)	(97)

	19,213,591	22,491,429

	$20,061,085	$23,218,994

	Series 30
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$15,343,813	$16,661,934

OTHER ASSETS
Cash and cash equivalents (notes A and G)	124,788	121,470
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	273,842	301,842
Deferred acquisition costs (note A)	477,819	499,058
Other assets	1,771	1,773

	$16,222,033	$17,586,077

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	184,407	309
Capital contributions payable (note C)	128,167	134,311

	312,574	134,620
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 at March 31, 2004 and 2003 issued and outstanding	15,977,421	17,503,999
General partner	(67,962)	(52,542)
Accumulated other comprehensive income	—	—

	15,909,459	17,451,457

	$16,222,033	$17,586,077

	Series 31
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$22,596,325	$25,656,110

OTHER ASSETS
Cash and cash equivalents (notes A and G)	487,978	294,050
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	655,675	655,675
Deferred acquisition costs (note A)	—	—
Other assets	147,047	483,572

	$23,887,025	$27,089,407

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	264,960	—
Capital contributions payable (note C)	695,771	705,771

	960,731	705,771
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 at March 31, 2004 and 2003 issued and outstanding	23,076,290	26,499,059
General partner	(149,996)	(115,423)
Accumulated other comprehensive income	—	—

	22,926,294	26,383,636

	$23,887,025	$27,089,407

	Series 32
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$27,979,243	$31,094,955

OTHER ASSETS
Cash and cash equivalents (notes A and G)	319,905	303,823
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	536,581	573,581
Deferred acquisition costs (note A)	684,066	714,463
Other assets	448,301	448,301

	$29,968,096	$33,135,123

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	679,092	345,962
Capital contributions payable (note C)	902,467	936,164

	1,581,559	1,282,126
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 at March 31, 2004 and 2003 issued and outstanding	28,509,033	31,940,828
General partner	(122,496)	(87,831)
Accumulated other comprehensive income	—	—

	28,386,537	31,852,997

	$29,968,096	$33,135,123

	Series 33
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$15,749,412	$17,734,775

OTHER ASSETS
Cash and cash equivalents (notes A and G)	194,499	179,335
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	74,696	111,787
Deferred acquisition costs (note A)	613,790	641,071
Other assets	133,131	133,131

	$16,765,528	$18,800,099

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	467,366	293,402
Capital contributions payable (note C)	202,285	202,285

	669,651	495,687
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 at March 31, 2004 and 2003 issued and outstanding	16,160,698	18,347,148
General partner	(64,821)	(42,736)
Accumulated other comprehensive income	—	—

	16,095,877	18,304,412

	$16,765,528	$18,800,099

	Series 34
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$20,605,779	$22,240,109

OTHER ASSETS
Cash and cash equivalents (notes A and G)	248,852	286,228
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	3,547	3,547
Deferred acquisition costs (note A)	975,473	1,018,828
Other assets	11,473	—

	$21,845,124	$23,548,712

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	890,192	596,996
Capital contributions payable (note C)	85,968	95,968

	976,160	692,964
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 at March 31, 2004 and 2003 issued and outstanding	20,960,665	22,927,581
General partner	(91,701)	(71,833)
Accumulated other comprehensive income	—	—

	20,868,964	22,855,748

	$21,845,124	$23,548,712

	Series 35
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$18,651,926	$19,767,681

OTHER ASSETS
Cash and cash equivalents (notes A and G)	568,900	581,040
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	322,784	322,784
Deferred acquisition costs (note A)	2,764,380	2,887,248
Other assets	196,002	203,170

	$22,503,992	$23,761,923

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	300,478	72,122
Capital contributions payable (note C)	603,740	603,740

	904,218	675,862
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 at March 31, 2004 and 2003 issued and outstanding	21,665,801	23,137,225
General partner	(66,027)	(51,164)
Accumulated other comprehensive income	—	—

	21,599,774	23,086,061

	$22,503,992	$23,761,923

	Series 36
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$11,525,838	$12,486,013

OTHER ASSETS
Cash and cash equivalents (notes A and G)	79,639	96,390
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	322,784	322,784
Deferred acquisition costs (note A)	1,898,107	1,982,467
Other assets	338,277	338,833

	$14,164,645	$15,226,487

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	634,828	457,898
Capital contributions payable (note C)	657,998	680,429

	1,292,826	1,138,327
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,837 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,837 at March 31, 2004 and 2003 issued and outstanding	12,921,764	14,125,942
General partner	(49,945)	(37,782)
Accumulated other comprehensive income	—	—

	12,871,819	14,088,160

	$14,164,645	$15,226,487

	Series 37
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$15,180,208	$16,153,757

OTHER ASSETS
Cash and cash equivalents (notes A and G)	168,094	305,836
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	155,490	1,810,486
Deferred acquisition costs (note A)	2,114,865	2,204,852
Other assets	277,840	219,635

	$17,896,497	$20,694,566

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	463,506	258,632
Capital contributions payable (note C)	155,363	1,944,309

	618,869	2,202,941
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 at March 31, 2004 and 2003 issued and outstanding	17,320,415	18,522,272
General partner	(42,787)	(30,647)
Accumulated other comprehensive income	—	—

	17,277,628	18,491,625

	$17,896,497	$20,694,566

	Series 38
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$15,667,255	$16,658,700

OTHER ASSETS
Cash and cash equivalents (notes A and G)	139,965	155,345
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	2,397,527	2,493,427
Other assets	64,336	85,396

	$18,269,083	$19,392,868

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	414,973	233,429
Capital contributions payable (note C)	117,735	135,173

	532,708	368,602
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 at March 31, 2004 and 2003, are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 at March 31, 2004 and 2003, issued and outstanding	17,777,296	19,052,308
General partner	(40,921)	(28,042)
Accumulated other comprehensive income	—	—

	17,736,375	19,024,266

	$18,269,083	$19,392,868

	Series 39
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$13,521,338	$14,730,373

OTHER ASSETS
Cash and cash equivalents (notes A and G)	96,315	49,200
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	2,216,508	2,304,288
Other assets	294,028	299,374

	$16,128,189	$17,383,235

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	494,497	187,645
Capital contributions payable (note C)	—	161,805

	494,497	349,450
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,152 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,152 at March 31, 2004 and 2003 issued and outstanding	15,673,797	17,059,889
General partner	(40,105)	(26,104)
Accumulated other comprehensive income	—	—

	15,633,692	17,033,785

	$16,128,189	$17,383,235

	Series 40
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$17,263,072	$18,256,397

OTHER ASSETS
Cash and cash equivalents (notes A and G)	40,313	97,331
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	—	312,318
Deferred acquisition costs (note A)	2,692,163	2,789,041
Other assets	325,418	312,625

	$20,320,966	$21,767,712

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$36,733	$37,533
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	750,951	414,409
Capital contributions payable (note C)	152,424	651,411

	940,108	1,103,353
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 at March 31, 2004 and 2003, are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 at March 31, 2004 and 2003 issued and outstanding	19,411,992	20,682,658
General partner	(31,134)	(18,299)
Accumulated other comprehensive income	—	—

	19,380,858	20,664,359

	$20,320,966	$21,767,712

	Series 41
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$18,522,070	$19,421,142

OTHER ASSETS
Cash and cash equivalents (notes A and G)	323,017	930,843
Investments available-for-sale (notes A and F)	—	496,399
Notes receivable (note D)	50,000	372,883
Deferred acquisition costs (note A)	2,941,043	3,047,101
Other assets	419,693	1,320,885

	$22,255,823	$25,589,253

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$2,800
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	683,357	378,757
Capital contributions payable (note C)	838,164	2,284,064

	1,521,521	2,665,621
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 at March 31, 2004 and 2003 issued and outstanding	20,777,519	22,944,988
General partner	(43,217)	(21,323)
Accumulated other comprehensive income	—	(33)

	20,734,302	22,923,632

	$22,255,823	$25,589,253

	Series 42
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$17,580,082	$19,580,498

OTHER ASSETS
Cash and cash equivalents (notes A and G)	1,858,784	1,528,577
Investments available-for-sale (notes A and F)	—	3,524,918
Notes receivable (note D)	1,065,305	3,361,150
Deferred acquisition costs (note A)	2,948,991	3,044,611
Other assets	278,222	1,039,347

	$23,731,384	$32,079,101

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$1,038
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	516,481	264,878
Capital contributions payable (note C)	2,026,211	8,777,237

	2,542,692	9,043,153
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 at March 31, 2004 and 2003 issued and outstanding	21,213,036	22,997,666
General partner	(24,344)	(6,317)
Accumulated other comprehensive income	—	44,599

	21,188,692	23,035,948

	$23,731,384	$32,079,101

	Series 43
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$24,108,220	$18,349,599

OTHER ASSETS
Cash and cash equivalents (notes A and G)	1,723,622	11,183,205
Investments available-for-sale (notes A and F)	2,401,514	1,796,797
Notes receivable (note D)	1,317,945	3,361,995
Deferred acquisition costs (note A)	3,812,241	3,706,564
Other assets	201,025	2,762,634

	$33,564,567	$41,160,794

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$111,966
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	395,891	97,417
Capital contributions payable (note C)	4,608,555	9,830,712

	5,004,446	10,040,095
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 at March 31, 2004 and 2003 issued and outstanding	28,582,516	31,123,737
General partner	(31,697)	(4,904)
Accumulated other comprehensive income	9,302	1,866

	28,560,121	31,120,699

	$33,564,567	$41,160,794

	Series 44
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$14,763,643	$4,651,676

OTHER ASSETS
Cash and cash equivalents (notes A and G)	1,867,420	6,439,937
Investments available-for-sale (notes A and F)	3,964,717	—
Notes receivable (note D)	747,691	1,363,915
Deferred acquisition costs (note A)	2,755,762	1,586,366
Other assets	1,250	83,617

	$24,100,483	$14,125,511

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$755,429
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	116,471	65,027
Capital contributions payable (note C)	2,077,152	3,030,725

	2,193,623	3,851,181
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 and 1,708,836 at March 31, 2004 and 2003 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,193 and 1,708,836 at March 31, 2004 and 2003 issued and outstanding	21,912,570	10,275,480
General partner	(14,578)	(1,150)
Accumulated other comprehensive income	8,868	—

	21,906,860	10,274,330

	$24,100,483	$14,125,511

See notes to financial statements

Series 45
2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$22,349,618

OTHER ASSETS
Cash and cash equivalents (notes A and G)	5,967,616
Investments available-for-sale (notes A and F)	10,634,756
Notes receivable (note D)	830,543
Deferred acquisition costs (note A)	2,897,541
Other assets	1,014,271

$43,694,345

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—
Line of credit (note H)	—
Accounts payable - affiliates (note B)	—
Capital contributions payable (note C)	9,227,492

9,227,492
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 at March 31, 2004 are issued and outstanding to the assignees	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 at March 31, 2004 issued and outstanding	34,454,769
General partner	(5,444)
Accumulated other comprehensive income	17,528

34,466,853

$43,694,345

Series 45 and 46 were not formed until after March 31, 2003, therefore no comparative information has been included.

Series 46
2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$10,331,681

OTHER ASSETS
Cash and cash equivalents (notes A and G)	15,846,289
Investments available-for-sale (notes A and F)	3,437,720
Notes receivable (note D)	—
Deferred acquisition costs (note A)	2,044,726
Other assets	10,692

$31,671,108

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—
Line of credit (note H)	—
Accounts payable - affiliates (note B)	12,415
Capital contributions payable (note C)	5,999,770

6,012,185
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 at March 31, 2004 are issued and outstanding to the assignees	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 at March 31, 2004 issued and outstanding	25,662,622
General partner	(2,063)
Accumulated other comprehensive income	(1,636)

25,658,923

$31,671,108

Series 45 and 46 were not formed until after March 31, 2003, therefore no comparative information has been included.

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

	Total
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$1,101,678	$1,039,697	$884,348
Miscellaneous	96,233	71,537	42,091

	1,197,911	1,111,234	926,439

Share of losses from operating limited partnerships (note A)	(32,079,974)	(26,840,274)	(30,093,432)

Expenses
Fund management fee (note B)	5,942,231	5,283,658	4,762,222
Amortization (note A)	1,289,948	881,921	603,339
General and administrative expenses (note B)	1,180,164	949,645	893,561
Professional fees	778,122	583,813	634,694
Impairment loss	7,631,525	770,199	—
Organization costs (note A)	160,044	164,728	183,946

	16,982,034	8,633,964	7,077,762

NET LOSS (note A)	$(47,864,097)	$(34,363,004)	$(36,244,755)

Net loss allocated to general partner	$(478,642)	$(343,627)	$(362,447)

Net loss allocated to assignees	$(47,385,455)	$(34,019,377)	$(35,882,308)

Net loss per BAC	$(0.60)	$(0.49)	$(0.54)

Series 43 and 44 were not formed until after March 31, 2002, therefore only two periods of comparative information has been included.  Series 45 and 46 were not formed until after March 31, 2003, therefore no comparative information has been included.

	Series 20
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$1,117	$1,533	$2,236
Miscellaneous	11,531	6,986	5,936

	12,648	8,519	8,172

Share of losses from operating limited partnerships (note A)	(1,710,130)	(2,005,043)	(2,032,664)

Expenses
Fund management fee (note B)	285,285	315,994	299,467
Amortization (note A)	3,572	3,571	3,573
General and administrative expenses (note B)	32,624	39,104	33,731
Professional fees	47,664	29,596	26,567
Impairment loss	414,749	—	—
Organization costs (note A)	—	—	—

	783,894	388,265	363,338

NET LOSS (note A)	$(2,481,376)	$(2,384,789)	$(2,387,830)

Net loss allocated to general partner	$(24,814)	$(23,848)	$(23,878)

Net loss allocated to assignees	$(2,456,562)	$(2,360,941)	$(2,363,952)

Net loss per BAC	$(0.64)	$(0.61)	$(0.61)

	Series 21
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$866	$34,360	$8,761
Miscellaneous	796	3,000	4,800

	1,662	37,360	13,561

Share of losses from operating limited partnerships (note A)	(738,659)	(453,916)	(2,720,700)

Expenses
Fund management fee (note B)	222,840	179,015	218,756
Amortization (note A)	1,954	1,954	1,953
General and administrative expenses (note B)	20,318	22,567	24,649
Professional fees	35,957	38,313	24,159
Impairment loss	315,862	—	—
Organization costs (note A)	—	—	—

	596,931	241,849	269,517

NET LOSS (note A)	$(1,333,928)	$(658,405)	$(2,976,656)

Net loss allocated to general partner	$(13,339)	$(6,584)	$(29,767)

Net loss allocated to assignees	$(1,320,589)	$(651,821)	$(2,946,889)

Net loss per BAC	$(0.70)	$(0.34)	$(1.57)

	Series 22
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$1,607	$14,456	$12,263
Miscellaneous	3,064	6,050	3,150

	4,671	20,506	15,413

Share of losses from operating limited partnerships (note A)	(1,186,141)	(1,154,777)	(1,429,401)

Expenses
Fund management fee (note B)	242,202	214,068	215,442
Amortization (note A)	6,140	6,139	6,140
General and administrative expenses (note B)	27,738	40,292	30,451
Professional fees	24,891	25,647	27,361
Impairment loss	342,983	404,691	—
Organization costs (note A)	—	—	—

	643,954	690,837	279,394

NET LOSS (note A)	$(1,825,424)	$(1,825,108)	$(1,693,382)

Net loss allocated to general partner	$(18,254)	$(18,251)	$(16,934)

Net loss allocated to assignees	$(1,807,170)	$(1,806,857)	$(1,676,448)

Net loss per BAC	$(0.70)	$(0.70)	$(0.65)

	Series 23
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$704	$918	$4,117
Miscellaneous	3,460	3,300	4,500

	4,164	4,218	8,617

Share of losses from operating limited partnerships (note A)	(1,326,789)	(1,347,032)	(1,381,392)

Expenses
Fund management fee (note B)	214,527	197,700	194,492
Amortization (note A)	9,131	9,131	9,130
General and administrative expenses (note B)	30,023	35,878	32,789
Professional fees	31,566	26,156	25,058
Impairment loss	770,873	—	—
Organization costs (note A)	—	—	—

	1,056,120	268,865	261,469

NET LOSS (note A)	$(2,378,745)	$(1,611,679)	$(1,634,244)

Net loss allocated to general partner	$(23,787)	$(16,117)	$(16,342)

Net loss allocated to assignees	$(2,354,958)	$(1,595,562)	$(1,617,902)

Net loss per BAC	$(0.71)	$(0.48)	$(0.49)

	Series 24
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$1,061	$110,591	$14,372
Miscellaneous	11,280	3,847	—

	12,341	114,438	14,372

Share of losses from operating limited partnerships (note A)	(687,594)	(62,763)	(1,716,153)

Expenses
Fund management fee (note B)	169,422	192,817	208,943
Amortization (note A)	10,205	10,204	10,205
General and administrative expenses (note B)	24,599	28,847	29,367
Professional fees	32,583	25,907	51,402
Impairment loss	55,652	—	—
Organization costs (note A)	—	—	—

	292,461	257,775	299,917

NET LOSS (note A)	$(967,714)	$(206,100)	$(2,001,698)

Net loss allocated to general partner	$(9,677)	$(2,061)	$(20,017)

Net loss allocated to assignees	$(958,037)	$(204,039)	$(1,981,681)

Net loss per BAC	$(0.44)	$(0.09)	$(0.91)

	Series 25
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$2,114	$161,872	$18,584
Miscellaneous	4,545	8,100	—

	6,659	169,972	18,584

Share of losses from operating limited partnerships (note A)	(837,700)	(921,532)	(1,274,826)

Expenses
Fund management fee (note B)	240,501	229,568	229,126
Amortization (note A)	15,218	15,218	15,218
General and administrative expenses (note B)	29,557	36,622	32,637
Professional fees	33,316	30,046	24,667
Impairment loss	414,773	—	—
Organization costs (note A)	—	—	—

	733,365	311,454	301,648

NET LOSS (note A)	$(1,564,406)	$(1,063,014)	$(1,557,890)

Net loss allocated to general partner	$(15,644)	$(10,630)	$(15,579)

Net loss allocated to assignees	$(1,548,762)	$(1,052,384)	$(1,542,311)

Net loss per BAC	$(0.51)	$(0.35)	$(0.51)

	Series 26
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$44,520	$111,683	$4,287
Miscellaneous	5,400	6,900	—

	49,920	118,583	4,287

Share of losses from operating limited partnerships (note A)	(1,332,679)	(1,054,359)	(1,829,836)

Expenses
Fund management fee (note B)	358,787	367,525	350,204
Amortization (note A)	16,904	16,904	17,939
General and administrative expenses (note B)	42,761	55,614	36,237
Professional fees	56,302	53,065	34,474
Impairment loss	152,937	—	—
Organization costs (note A)	—	—	—

	627,691	493,108	438,854

NET LOSS (note A)	$(1,910,450)	$(1,428,884)	$(2,264,403)

Net loss allocated to general partner	$(19,105)	$(14,289)	$(22,644)

Net loss allocated to assignees	$(1,891,345)	$(1,414,595)	$(2,241,759)

Net loss per BAC	$(0.47)	$(0.35)	$(0.56)

	Series 27
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$1,385	$19,621	$18,493
Miscellaneous	5,395	23,454	23,705

	6,780	43,075	42,198

Share of losses from operating limited partnerships (note A)	(604,746)	(782,076)	(293,465)

Expenses
Fund management fee (note B)	286,727	275,028	269,712
Amortization (note A)	15,655	15,655	15,655
General and administrative expenses (note B)	23,109	28,530	28,204
Professional fees	22,292	22,589	33,530
Impairment loss	130,435	—	—
Organization costs (note A)	—	—	—

	478,218	341,802	347,101

NET LOSS (note A)	$(1,076,184)	$(1,080,803)	$(598,368)

Net loss allocated to general partner	$(10,762)	$(10,808)	$(5,984)

Net loss allocated to assignees	$(1,065,422)	$(1,069,995)	$(592,384)

Net loss per BAC	$(0.43)	$(0.43)	$(0.24)

	Series 28
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$7,318	$58,188	$63,990
Miscellaneous	4,500	9,900	—

	11,818	68,088	63,990

Share of losses from operating limited partnerships (note A)	(1,408,334)	(1,131,178)	(1,503,553)

Expenses
Fund management fee (note B)	253,240	299,403	278,658
Amortization (note A)	3,300	3,299	3,300
General and administrative expenses (note B)	35,833	43,079	43,906
Professional fees	45,326	34,985	36,661
Impairment loss	—	—	—
Organization costs (note A)	—	—	—

	337,699	380,766	362,525

NET LOSS (note A)	$(1,734,215)	$(1,443,856)	$(1,802,088)

Net loss allocated to general partner	$(17,342)	$(14,438)	$(18,021)

Net loss allocated to assignees	$(1,716,873)	$(1,429,418)	$(1,784,067)

Net loss per BAC	$(0.43)	$(0.36)	$(0.45)

	Series 29
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$7,347	$25,181	$44,936
Miscellaneous	13,990	—	—

	21,337	25,181	44,936

Share of losses from operating limited partnerships (note A)	(1,722,156)	(1,671,213)	(2,116,714)

Expenses
Fund management fee (note B)	260,728	305,896	277,424
Amortization (note A)	3,311	3,312	3,312
General and administrative expenses (note B)	36,952	41,237	39,496
Professional fees	33,291	33,123	29,140
Impairment loss	1,242,572	365,508	—
Organization costs (note A)	—	—	—

	1,576,854	749,076	349,372

NET LOSS (note A)	$(3,277,673)	$(2,395,108)	$(2,421,150)

Net loss allocated to general partner	$(32,777)	$(23,951)	$(24,211)

Net loss allocated to assignees	$(3,244,896)	$(2,371,157)	$(2,396,939)

Net loss per BAC	$(0.81)	$(0.59)	$(0.60)

	Series 30
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$484	$13,261	$39,414
Miscellaneous	10,130	—	—

	10,614	13,261	39,414

Share of losses from operating limited partnerships (note A)	(1,092,908)	(1,158,391)	(1,085,876)

Expenses
Fund management fee (note B)	179,941	208,865	142,376
Amortization (note A)	21,239	21,240	21,240
General and administrative expenses (note B)	24,509	28,417	28,859
Professional fees	23,598	21,563	59,314
Impairment loss	210,417	—	—
Organization costs (note A)	—	—	—

	459,704	280,085	251,789

NET LOSS (note A)	$(1,541,998)	$(1,425,215)	$(1,298,251)

Net loss allocated to general partner	$(15,420)	$(14,252)	$(12,983)

Net loss allocated to assignees	$(1,526,578)	$(1,410,963)	$(1,285,268)

Net loss per BAC	$(0.58)	$(0.53)	$(0.48)

	Series 31
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$1,375	$19,248	$67,579
Miscellaneous	6,875	—	—

	8,250	19,248	67,579

Share of losses from operating limited partnerships (note A)	(1,843,928)	(2,057,441)	(2,172,471)

Expenses
Fund management fee (note B)	351,440	298,940	309,298
Amortization (note A)	—	—	—
General and administrative expenses (note B)	34,723	40,941	40,509
Professional fees	25,100	31,284	34,988
Impairment loss	1,210,401	—	—
Organization costs (note A)	—	—	—

	1,621,664	371,165	384,795

NET LOSS (note A)	$(3,457,342)	$(2,409,358)	$(2,489,687)

Net loss allocated to general partner	$(34,573)	$(24,093)	$(24,897)

Net loss allocated to assignees	$(3,422,769)	$(2,385,265)	$(2,464,790)

Net loss per BAC	$(0.77)	$(0.54)	$(0.56)

	Series 32
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$1,237	$29,408	$46,041
Miscellaneous	12,550	—	—

	13,787	29,408	46,041

Share of losses from operating limited partnerships (note A)	(1,929,435)	(1,894,224)	(2,062,829)

Expenses
Fund management fee (note B)	282,871	313,404	295,155
Amortization (note A)	36,725	36,624	36,625
General and administrative expenses (note B)	39,921	43,001	48,211
Professional fees	36,006	35,109	32,336
Impairment loss	1,155,289	—	—
Organization costs (note A)	—	—	—

	1,550,812	428,138	412,327

NET INCOME (LOSS) (note A)	$(3,466,460)	$(2,292,954)	$(2,429,115)

Net income (loss) allocated to general partner	$(34,665)	$(22,929)	$(24,291)

Net income (loss) allocated to assignees	$(3,431,795)	$(2,270,025)	$(2,404,824)

Net income (loss) per BAC	$(0.72)	$(0.48)	$(0.51)

	Series 33
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$905	$1,841	$21,827
Miscellaneous	475	—	—

	1,380	1,841	21,827

Share of losses from operating limited partnerships (note A)	(824,241)	(892,301)	(1,059,178)

Expenses
Fund management fee (note B)	160,495	155,906	131,568
Amortization (note A)	27,281	27,276	27,266
General and administrative expenses (note B)	24,699	28,731	30,020
Professional fees	17,910	16,281	33,739
Impairment loss	1,155,289	—	—
Organization costs (note A)	—	—	—

	1,385,674	228,194	222,593

NET INCOME (LOSS) (note A)	$(2,208,535)	$(1,118,654)	$(1,259,944)

Net income (loss) allocated to general partner	$(22,085)	$(11,186)	$(12,599)

Net income (loss) allocated to assignees	$(2,186,450)	$(1,107,468)	$(1,247,345)

Net income (loss) per BAC	$(0.83)	$(0.42)	$(0.47)

	Series 34
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$1,204	$2,482	$5,402
Miscellaneous	27	—	—

	1,231	2,482	5,402

Share of losses from operating limited partnerships (note A)	(1,572,623)	(1,610,062)	(1,760,695)

Expenses
Fund management fee (note B)	263,684	281,041	255,289
Amortization (note A)	43,938	43,938	43,940
General and administrative expenses (note B)	30,004	34,789	40,889
Professional fees	18,473	18,971	17,838
Impairment loss	59,293	—	—
Organization costs (note A)	—	—	—

	415,392	378,739	357,956

NET INCOME (LOSS) (note A)	$(1,986,784)	$(1,986,319)	$(2,113,249)

Net income (loss) allocated to general partner	$(19,868)	$(19,863)	$(21,132)

Net income (loss) allocated to assignees	$(1,966,916)	$(1,966,456)	$(2,092,117)

Net income (loss) per BAC	$(0.56)	$(0.56)	$(0.59)

	Series 35
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$3,340	$56,678	$81,661
Miscellaneous	125	—	—

	3,465	56,678	81,661

Share of losses from operating limited partnerships (note A)	(1,116,553)	(1,198,689)	(875,205)

Expenses
Fund management fee (note B)	205,478	214,873	226,671
Amortization (note A)	129,236	129,236	129,251
General and administrative expenses (note B)	28,507	33,099	48,714
Professional fees	9,978	11,130	13,492
Impairment loss	—	—	—
Organization costs (note A)	—	—	—

	373,199	388,338	418,128

NET LOSS (note A)	$(1,486,287)	$(1,530,349)	$(1,211,672)

Net loss allocated to general partner	$(14,863)	$(15,303)	$(12,117)

Net loss allocated to assignees	$(1,471,424)	$(1,515,046)	$(1,199,555)

Net loss per BAC	$(0.45)	$(0.46)	$(0.36)

	Series 36
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$337	$9,488	$9,428
Miscellaneous	1,608	—	—

	1,945	9,488	9,428

Share of losses from operating limited partnerships (note A)	(955,073)	(982,302)	(1,268,122)

Expenses
Fund management fee (note B)	132,862	150,871	139,721
Amortization (note A)	88,463	88,463	88,463
General and administrative expenses (note B)	23,113	22,593	31,702
Professional fees	18,775	15,829	11,156
Impairment loss	—	—	—
Organization costs (note A)	—	—	—

	263,213	277,756	271,042

NET LOSS (note A)	$(1,216,341)	$(1,250,570)	$(1,529,736)

Net loss allocated to general partner	$(12,163)	$(12,506)	$(15,297)

Net loss allocated to assignees	$(1,204,178)	$(1,238,064)	$(1,514,439)

Net loss per BAC	$(0.57)	$(0.59)	$(0.72)

	Series 37
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$1,001	$3,813	$11,642
Miscellaneous	—	—	—

	1,001	3,813	11,642

Share of losses from operating limited partnerships (note A)	(901,089)	(1,337,643)	(750,493)

Expenses
Fund management fee (note B)	182,030	171,945	167,806
Amortization (note A)	94,822	94,823	94,713
General and administrative expenses (note B)	23,282	27,439	37,592
Professional fees	13,775	15,798	12,498
Impairment loss	—	—	—
Organization costs (note A)	—	—	—

	313,909	310,005	312,609

NET LOSS (note A)	$(1,213,997)	$(1,643,835)	$(1,051,460)

Net loss allocated to general partner	$(12,140)	$(16,438)	$(10,515)

Net loss allocated to assignees	$(1,201,857)	$(1,627,397)	$(1,040,945)

Net loss per BAC	$(0.48)	$(0.65)	$(0.41)

	Series 38
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$667	$14,985	$92,319
Miscellaneous	—	—	—

	667	14,985	92,319

Share of losses from operating limited partnerships (note A)	(997,707)	(892,478)	(1,230,809)

Expenses
Fund management fee (note B)	133,298	144,604	157,190
Amortization (note A)	98,911	98,914	50,939
General and administrative expenses (note B)	27,277	32,173	43,789
Professional fees	31,365	17,790	15,101
Impairment loss	—	—	—
Organization costs (note A)	—	—	—

	290,851	293,481	267,019

NET LOSS (note A)	$(1,287,891)	$(1,170,974)	$(1,405,509)

Net loss allocated to general partner	$(12,879)	$(11,710)	$(14,055)

Net loss allocated to assignees	$(1,275,012)	$(1,159,264)	$(1,391,454)

Net loss per BAC	$(0.50)	$(0.46)	$(0.55)

	Series 39
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$352	$2,441	$116,518
Miscellaneous	—	—	—

	352	2,441	116,518

Share of income (losses) from operating limited partnerships (note A)	(1,147,985)	(1,093,075)	(996,269)

Expenses
Fund management fee (note B)	115,096	115,714	136,795
Amortization (note A)	90,325	90,324	24,477
General and administrative expenses (note B)	23,249	23,140	61,793
Professional fees	23,790	21,007	24,031
Impairment loss	—	—	—
Organization costs (note A)	—	—	—

	252,460	250,185	247,096

NET LOSS (note A)	$(1,400,093)	$(1,340,819)	$(1,126,847)

Net loss allocated to general partner	$(14,001)	$(13,408)	$(11,268)

Net loss allocated to assignees	$(1,386,092)	$(1,327,411)	$(1,115,579)

Net loss per BAC	$(0.60)	$(0.58)	$(0.49)

	Series 40
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Income
Interest income	$299	$119,938	$147,345
Miscellaneous	—	—	—

	299	119,938	147,345

Share of losses from operating limited partnerships (note A)	(936,159)	(986,508)	(438,656)

Expenses
Fund management fee (note B)	178,958	145,292	167,367
Amortization (note A)	113,716	32,319	—
General and administrative expenses (note B)	25,928	49,928	81,747
Professional fees	29,039	26,916	29,025
Impairment loss	—	—	—
Organization costs (note A)	—	—	27,936

	347,641	254,455	306,075

NET LOSS (note A)	$(1,283,501)	$(1,121,025)	$(597,386)

Net loss allocated to general partner	$(12,835)	$(11,210)	$(5,974)

Net loss allocated to assignees	$(1,270,666)	$(1,109,815)	$(591,412)

Net loss per BAC	$(0.48)	$(0.42)	$(0.28)

	Series 41
	Year ended March 31, 2004	Year ended March 31, 2003	Period August 1, 2001 (date of inception) through March 31, 2002
Income
Interest income	$34,112	$74,991	$52,147
Miscellaneous	—	—	—

	34,112	74,991	52,147

Share of losses from operating limited partnerships (note A)	(1,748,067)	(1,443,650)	(94,125)

Expenses
Fund management fee (note B)	265,834	258,137	90,762
Amortization (note A)	133,405	133,377	—
General and administrative expenses (note B)	40,583	70,134	53,115
Professional fees	35,586	18,078	20,518
Impairment loss	—	—	—
Organization costs (note A)	—	—	77,550

	475,408	479,726	241,945

NET LOSS (note A)	$(2,189,363)	$(1,848,385)	$(283,923)

Net loss allocated to general partner	$(21,894)	$(18,484)	$(2,839)

Net loss allocated to assignees	$(2,167,469)	$(1,829,901)	$(281,084)

Net loss per BAC	$(0.75)	$(0.63)	$(0.18)

	Series 42
	Year ended March 31, 2004	Year ended March 31, 2003	Period February 1, 2002 (date of inception) through March 31, 2002
Income
Interest income	$244,164	$121,043	$986
Miscellaneous	—	—	—

	244,164	121,043	986

Share of losses from operating limited partnerships (note A)	(1,617,204)	(404,748)	—

Expenses
Fund management fee (note B)	230,369	143,388	—
Amortization (note A)	113,984	—	—
General and administrative expenses (note B)	56,961	63,702	15,154
Professional fees	28,303	10,616	17,639
Impairment loss	—	—	—
Organization costs (note A)	—	20,000	78,460

	429,617	237,706	111,253

NET LOSS (note A)	$(1,802,657)	$(521,411)	$(110,267)

Net loss allocated to general partner	$(18,027)	$(5,214)	$(1,103)

Net loss allocated to assignees	$(1,784,630)	$(516,197)	$(109,164)

Net loss per BAC	$(0.65)	$(0.32)	$(0.58)

	Series 43
	Year ended March 31, 2004	Period August 1, 2002 (date of inception) through March 31, 2003
Income
Interest income	$332,177	$30,298
Miscellaneous	224	—

	332,401	30,298

Share of losses from operating limited partnerships (note A)	(2,388,403)	(304,873)

Expenses
Fund management fee (note B)	297,470	97,417
Amortization (note A)	148,464	—
General and administrative expenses (note B)	135,930	57,242
Professional fees	41,408	3,772
Impairment loss	—	—
Organization costs (note A)	—	57,364

	623,272	215,795

NET LOSS (note A)	$(2,679,274)	$(490,370)

Net loss allocated to general partner	$(26,793)	$(4,904)

Net loss allocated to assignees	$(2,652,481)	$(485,466)

Net loss per BAC	$(0.73)	$(0.54)

Series 43 and 44 were not formed until after March 31, 2002, therefore only two periods of comparative information have been included.

	Series 44
	Year ended March 31, 2004	Period January 1, 2003 (date of inception) through March 31, 2003
Income
Interest income	$159,792	$1,379
Miscellaneous	—	—

	159,792	1,379

Share of losses from operating limited partnerships (note A)	(1,113,620)	—

Expenses
Fund management fee (note B)	211,545	6,247
Amortization (note A)	28,115	—
General and administrative expenses (note B)	126,637	22,546
Professional fees	22,651	242
Impairment loss	—	—
Organization costs (note A)	—	87,364

	388,948	116,399

NET LOSS (note A)	$(1,342,776)	$(115,020)

Net loss allocated to general partner	$(13,428)	$(1,150)

Net loss allocated to assignees	$(1,329,348)	$(113,870)

Net loss per BAC	$(0.50)	$(1.62)

Series 43 and 44 were not formed until after March 31, 2002, therefore only two periods of comparative information have been included.

See notes to financial statements

Series 45
Period July 1, 2003 (date of inception) through March 31, 2004
Income
Interest income	$188,694
Miscellaneous	258

188,952

Share of losses from operating limited partnerships (note A)	(258,419)

Expenses
Fund management fee (note B)	176,720
Amortization (note A)	32,122
General and administrative expenses (note B)	160,735
Professional fees	27,107
Impairment loss	—
Organization costs (note A)	78,231

474,915

NET LOSS (note A)	$(544,382)

Net loss allocated to general partner	$(5,444)

Net loss allocated to assignees	$(538,938)

Net loss per BAC	$(0.34)

Series 45 and 46 were not formed until after March 31, 2003, therefore no comparative information has been included.

Series 46
Period September 23, 2003 (date of inception) through March 31, 2004
Income
Interest income	$63,499
Miscellaneous	—

63,499

Share of losses from operating limited partnerships (note A)	(81,632)

Expenses
Fund management fee (note B)	39,881
Amortization (note A)	3,812
General and administrative expenses (note B)	50,592
Professional fees	12,070
Impairment loss	—
Organization costs (note A)	81,813

188,168

NET LOSS (note A)	$(206,301)

Net loss allocated to general partner	$(2,063)

Net loss allocated to assignees	$(204,238)

Net loss per BAC	$(0.66)

Series 45 and 46 were not formed until after March 31, 2003, therefore no comparative information has been included.

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

Years ended March 31, 2004, 2003 and 2002

Total	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$425,102,598	$(1,084,457)	$83,944		$424,102,085

Capital contributions	56,387,270	—	—		56,387,270

Selling commissions and registration costs	(7,867,900)	—	—		(7,867,900)

Comprehensive income (loss)
Net income (loss)	(35,882,308)	(362,447)	—	$(36,244,755)	(36,244,755)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(60,787)	(60,787)	(60,787)

Total comprehensive income (loss)				$(36,305,542)

Partners’ capital (deficit), March 31, 2002	437,739,660	(1,446,904)	23,157		436,315,913

Capital contributions	72,035,700	—	—		72,035,700

Selling commissions and registration costs	(10,035,879)	—	—		(10,035,879)

Comprehensive income (loss)
Net income (loss)	(34,019,377)	(343,627)	—	$(34,363,004)	(34,363,004)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	23,449	23,449	23,449

Total comprehensive income (loss)				$(34,339,555)

Partners’ capital (deficit), March 31, 2003	465,720,104	(1,790,531)	46,606		463,976,179

Capital contributions	84,182,410	—	—		84,182,410

Selling commissions and registration costs	(10,244,145)	—	—		(10,244,145)

Comprehensive income (loss)
Net income (loss)	(47,385,455)	(478,642)	—	$(47,864,097)	(47,864,097)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(12,806)	(12,806)	(12,806)

Total comprehensive income (loss)				$(47,876,903)

Partners’ capital (deficit), March 31, 2004	$492,272,914	$(2,269,173)	$33,800		$490,037,541

Series 43 and 44 were not formed until after March 31, 2002, therefore only two periods of comparative information has been included.  Series 45 and 46 were not formed until after March 31, 2003, therefore no comparative information has been included.

Series 20	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$15,564,875	$(176,683)	$—		$15,388,192

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,363,952)	(23,878)	—	$(2,387,830)	(2,387,830)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,387,830)

Partners’ capital (deficit), March 31, 2002	13,200,923	(200,561)	—		13,000,362

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,360,941)	(23,848)	—	$(2,384,789)	(2,384,789)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,384,789)

Partners’ capital (deficit), March 31, 2003	10,839,982	(224,409)	—		10,615,573

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,456,562)	(24,814)	—	$(2,481,376)	(2,481,376)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,481,376)

Partners’ capital (deficit), March 31, 2004	$8,383,420	$(249,223)	$—		$8,134,197

Series 21	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$6,211,561	$(100,845)	$1,196		$6,111,912

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,946,889)	(29,767)	—	$(2,976,656)	(2,976,656)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,139)	(1,139)	(1,139)

Total comprehensive income (loss)				$(2,977,795)

Partners’ capital (deficit), March 31, 2002	3,264,672	(130,612)	57		3,134,117

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(651,821)	(6,584)	—	$(658,405)	(658,405)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(57)	(57)	(57)

Total comprehensive income (loss)				$(658,462)

Partners’ capital (deficit), March 31, 2003	2,612,851	(137,196)	—		2,475,655

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,320,589)	(13,339)	—	$(1,333,928)	(1,333,928)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,333,928)

Partners’ capital (deficit), March 31, 2004	$1,292,262	$(150,535)	$—		$1,141,727

Series 22	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$12,134,081	$(98,728)	$651		$12,036,004

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,676,448)	(16,934)	—	$(1,693,382)	(1,693,382)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	445	445	445

Total comprehensive income (loss)				$(1,692,937)

Partners’ capital (deficit), March 31, 2002	10,457,633	(115,662)	1,096		10,343,067

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,806,857)	(18,251)	—	$(1,825,108)	(1,825,108)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,096)	(1,096)	(1,096)

Total comprehensive income (loss)				$(1,826,204)

Partners’ capital (deficit), March 31, 2003	8,650,776	(133,913)	—		8,516,863

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,807,170)	(18,254)	—	$(1,825,424)	(1,825,424)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,825,424)

Partners’ capital (deficit), March 31, 2004	$6,843,606	$(152,167)	$—		$6,691,439

Series 23	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$19,173,104	$(94,056)	$—		$19,079,048

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,617,902)	(16,342)	—	$(1,634,244)	(1,634,244)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,634,244)

Partners’ capital (deficit), March 31, 2002	17,555,202	(110,398)	—		17,444,804

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,595,562)	(16,117)	—	$(1,611,679)	(1,611,679)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,611,679)

Partners’ capital (deficit), March 31, 2003	15,959,640	(126,515)	—		15,833,125

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,354,958)	(23,787)	—	$(2,378,745)	(2,378,745)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,378,745)

Partners’ capital (deficit), March 31, 2004	$13,604,682	$(150,302)	$—		$13,454,380

Series 24	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$10,837,860	$(77,697)	$793		$10,760,956

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,981,681)	(20,017)	—	$(2,001,698)	(2,001,698)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	547	547	547

Total comprehensive income (loss)				$(2,001,151)

Partners’ capital (deficit), March 31, 2002	8,856,179	(97,714)	1,340		8,759,805

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(204,039)	(2,061)	—	$(206,100)	(206,100)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,340)	(1,340)	(1,340)

Total comprehensive income (loss)				$(207,440)

Partners’ capital (deficit), March 31, 2003	8,652,140	(99,775)	—		8,552,365

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(958,037)	(9,677)	—	$(967,714)	(967,714)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(967,714)

Partners’ capital (deficit), March 31, 2004	$7,694,103	$(109,452)	$—		$7,584,651

Series 25	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$17,658,519	$(81,676)	$965		$17,577,808

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,542,311)	(15,579)	—	$(1,557,890)	(1,557,890)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	656	656	656

Total comprehensive income (loss)				$(1,557,234)

Partners’ capital (deficit), March 31, 2002	16,116,208	(97,255)	1,621		16,020,574

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,052,384)	(10,630)	—	$(1,063,014)	(1,063,014)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,621)	(1,621)	(1,621)

Total comprehensive income (loss)				$(1,064,635)

Partners’ capital (deficit), March 31, 2003	15,063,824	(107,885)	—		14,955,939

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,548,762)	(15,644)	—	$(1,564,406)	(1,564,406)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,564,406)

Partners’ capital (deficit), March 31, 2004	$13,515,062	$(123,529)	$—		$13,391,533

Series 26	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$26,920,058	$(71,770)	$—		$26,848,288

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,241,759)	(22,644)	—	$(2,264,403)	(2,264,403)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,264,403)

Partners’ capital (deficit), March 31, 2002	24,678,299	(94,414)	—		24,583,885

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,414,595)	(14,289)	—	$(1,428,884)	(1,428,884)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,428,884)

Partners’ capital (deficit), March 31, 2003	23,263,704	(108,703)	—		23,155,001

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,891,345)	(19,105)	—	$(1,910,450)	(1,910,450)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,910,450)

Partners’ capital (deficit), March 31, 2004	$21,372,359	$(127,808)	$—		$21,244,551

Series 27	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$15,955,653	$(47,364)	$1,121		$15,909,410

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(592,384)	(5,984)	—	$(598,368)	(598,368)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	298	298	298

Total comprehensive income (loss)				$(598,070)

Partners’ capital (deficit), March 31, 2002	15,363,269	(53,348)	1,419		15,311,340

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,069,995)	(10,808)	—	$(1,080,803)	(1,080,803)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,419)	(1,419)	(1,419)

Total comprehensive income (loss)				$(1,082,222)

Partners’ capital (deficit), March 31, 2003	14,293,274	(64,156)	—		14,229,118

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,065,422)	(10,762)	—	$(1,076,184)	(1,076,184)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,076,184)

Partners’ capital (deficit), March 31, 2004	$13,227,852	$(74,918)	$—		$13,152,934

Series 28	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$29,851,361	$(45,692)	$4,393		$29,810,062

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,784,067)	(18,021)	—	$(1,802,088)	(1,802,088)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,651)	(1,651)	(1,651)

Total comprehensive income (loss)				$(1,803,739)

Partners’ capital (deficit), March 31, 2002	28,067,294	(63,713)	2,742		28,006,323

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,429,418)	(14,438)	—	$(1,443,856)	(1,443,856)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(2,471)	(2,471)	(2,471)

Total comprehensive income (loss)				$(1,446,327)

Partners’ capital (deficit), March 31, 2003	26,637,876	(78,151)	271		26,559,996

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,716,873)	(17,342)	—	$(1,734,215)	(1,734,215)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(271)	(271)	(271)

Total comprehensive income (loss)				$(1,734,486)

Partners’ capital (deficit), March 31, 2004	$24,921,003	$(95,493)	$—		$24,825,510

Series 29	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$27,373,353	$(65,569)	$6,085		$27,313,869

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,396,939)	(24,211)	—	$(2,421,150)	(2,421,150)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(4,659)	(4,659)	(4,659)

Total comprehensive income (loss)				$(2,425,809)

Partners’ capital (deficit), March 31, 2002	24,976,414	(89,780)	1,426		24,888,060

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,371,157)	(23,951)	—	$(2,395,108)	(2,395,108)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,523)	(1,523)	(1,523)

Total comprehensive income (loss)				$(2,396,631)

Partners’ capital (deficit), March 31, 2003	22,605,257	(113,731)	(97)		22,491,429

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(3,244,896)	(32,777)	—	$(3,277,673)	(3,277,673)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(165)	(165)	(165)

Total comprehensive income (loss)				$(3,277,838)

Partners’ capital (deficit), March 31, 2004	$19,360,361	$(146,508)	$(262)		$19,213,591

Series 30	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$20,200,230	$(25,307)	$4,661		$20,179,584

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,285,268)	(12,983)	—	$(1,298,251)	(1,298,251)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(3,663)	(3,663)	(3,663)

Total comprehensive income (loss)				$(1,301,914)

Partners’ capital (deficit), March 31, 2002	18,914,962	(38,290)	998		18,877,670

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,410,963)	(14,252)	—	$(1,425,215)	(1,425,215)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(998)	(998)	(998)

Total comprehensive income (loss)				$(1,426,213)

Partners’ capital (deficit), March 31, 2003	17,503,999	(52,542)	—		17,451,457

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,526,578)	(15,420)	—	$(1,541,998)	(1,541,998)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,541,998)

Partners’ capital (deficit), March 31, 2004	$15,977,421	$(67,962)	$—		$15,909,459

Series 31	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$31,349,114	$(66,433)	$9,568		$31,292,249

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,464,790)	(24,897)	—	$(2,489,687)	(2,489,687)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(7,667)	(7,667)	(7,667)

Total comprehensive income (loss)				$(2,497,354)

Partners’ capital (deficit), March 31, 2002	28,884,324	(91,330)	1,901		28,794,895

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,385,265)	(24,093)	—	$(2,409,358)	(2,409,358)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,901)	(1,901)	(1,901)

Total comprehensive income (loss)				$(2,411,259)

Partners’ capital (deficit), March 31, 2003	26,499,059	(115,423)	—		26,383,636

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(3,422,769)	(34,573)	—	$(3,457,342)	(3,457,342)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,457,342)

Partners’ capital (deficit), March 31, 2004	$23,076,290	$(149,996)	$—		$22,926,294

Series 32	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$36,615,677	$(40,611)	$9,478		$36,584,544

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,404,824)	(24,291)	—	$(2,429,115)	(2,429,115)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(9,478)	(9,478)	(9,478)

Total comprehensive income (loss)				$(2,438,593)

Partners’ capital (deficit), March 31, 2002	34,210,853	(64,902)	—		34,145,951

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,270,025)	(22,929)	—	$(2,292,954)	(2,292,954)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,292,954)

Partners’ capital (deficit), March 31, 2003	31,940,828	(87,831)	—		31,852,997

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(3,431,795)	(34,665)	—	$(3,466,460)	(3,466,460)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,466,460)

Partners’ capital (deficit), March 31, 2004	$28,509,033	$(122,496)	$—		$28,386,537

Series 33	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$20,701,961	$(18,951)	$12,193		$20,695,203

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,247,345)	(12,599)	—	$(1,259,944)	(1,259,944)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(12,193)	(12,193)	(12,193)

Total comprehensive income (loss)				$(1,272,137)

Partners’ capital (deficit), March 31, 2002	19,454,616	(31,550)	—		19,423,066

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,107,468)	(11,186)	—	$(1,118,654)	(1,118,654)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,118,654)

Partners’ capital (deficit), March 31, 2003	18,347,148	(42,736)	—		18,304,412

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,186,450)	(22,085)	—	$(2,208,535)	(2,208,535)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,208,535)

Partners’ capital (deficit), March 31, 2004	$16,160,698	$(64,821)	$—		$16,095,877

Series 34	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$26,987,961	$(30,838)	$—		$26,957,123

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,092,117)	(21,132)	—	$(2,113,249)	(2,113,249)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,113,249)

Partners’ capital (deficit), March 31, 2002	24,895,844	(51,970)	—		24,843,874

Capital contributions	—	—	—		—

Selling commissions and registration costs	(1,807)	—	—		(1,807)

Comprehensive income (loss)
Net income (loss)	(1,966,456)	(19,863)	—	$(1,986,319)	(1,986,319)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,986,319)

Partners’ capital (deficit), March 31, 2003	22,927,581	(71,833)	—		22,855,748

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,966,916)	(19,868)	—	$(1,986,784)	(1,986,784)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,986,784)

Partners’ capital (deficit), March 31, 2004	$20,960,665	$(91,701)	$—		$20,868,964

Series 35	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$25,851,826	$(23,744)	$9,975		$25,838,057

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,199,555)	(12,117)	—	$(1,211,672)	(1,211,672)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(9,708)	(9,708)	(9,708)

Total comprehensive income (loss)				$(1,221,380)

Partners’ capital (deficit), March 31, 2002	24,652,271	(35,861)	267		24,616,677

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,515,046)	(15,303)	—	$(1,530,349)	(1,530,349)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(267)	(267)	(267)

Total comprehensive income (loss)				$(1,530,616)

Partners’ capital (deficit), March 31, 2003	23,137,225	(51,164)	—		23,086,061

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,471,424)	(14,863)	—	$(1,486,287)	(1,486,287)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,486,287)

Partners’ capital (deficit), March 31, 2004	$21,665,801	$(66,027)	$—		$21,599,774

Series 36	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$16,878,445	$(9,979)	$—		$16,868,466

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,514,439)	(15,297)	—	$(1,529,736)	(1,529,736)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,529,736)

Partners’ capital (deficit), March 31, 2002	15,364,006	(25,276)	—		15,338,730

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,238,064)	(12,506)	—	$(1,250,570)	(1,250,570)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,250,570)

Partners’ capital (deficit), March 31, 2003	14,125,942	(37,782)	—		14,088,160

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,204,178)	(12,163)	—	$(1,216,341)	(1,216,341)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,216,341)

Partners’ capital (deficit), March 31, 2004	$12,921,764	$(49,945)	$—		$12,871,819

Series 37	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$21,290,614	$(3,694)	$5,382		$21,292,302

Capital contributions	—	—	—		—

Selling commissions and registration costs	(100,000)	—	—		(100,000)

Comprehensive income (loss)
Net income (loss)	(1,040,945)	(10,515)	—	$(1,051,460)	(1,051,460)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(5,382)	(5,382)	(5,382)

Total comprehensive income (loss)				$(1,056,842)

Partners’ capital (deficit), March 31, 2002	20,149,669	(14,209)	—		20,135,460

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,627,397)	(16,438)	—	$(1,643,835)	(1,643,835)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,643,835)

Partners’ capital (deficit), March 31, 2003	18,522,272	(30,647)	—		18,491,625

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,201,857)	(12,140)	—	$(1,213,997)	(1,213,997)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,213,997)

Partners’ capital (deficit), March 31, 2004	$17,320,415	$(42,787)	$—		$17,277,628

Series 38	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$21,503,064	$(2,277)	$4,237		$21,505,024

Capital contributions	—	—	—		—

Selling commissions and registration costs	99,962	—	—		99,962

Comprehensive income (loss)
Net income (loss)	(1,391,454)	(14,055)	—	$(1,405,509)	(1,405,509)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(3,604)	(3,604)	(3,604)

Total comprehensive income (loss)				$(1,409,113)

Partners’ capital (deficit), March 31, 2002	20,211,572	(16,332)	633		20,195,873

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,159,264)	(11,710)	—	$(1,170,974)	(1,170,974)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(633)	(633)	(633)

Total comprehensive income (loss)				$(1,171,607)

Partners’ capital (deficit), March 31, 2003	19,052,308	(28,042)	—		19,024,266

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,275,012)	(12,879)	—	$(1,287,891)	(1,287,891)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,287,891)

Partners’ capital (deficit), March 31, 2004	$17,777,296	$(40,921)	$—		$17,736,375

Series 39	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$19,516,181	$(1,428)	$13,246		$19,527,999

Capital contributions	—	—	—		—

Selling commissions and registration costs	(13,302)	—	—		(13,302)

Comprehensive income (loss)
Net income (loss)	(1,115,579)	(11,268)	—	$(1,126,847)	(1,126,847)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(13,079)	(13,079)	(13,079)

Total comprehensive income (loss)				$(1,139,926)

Partners’ capital (deficit), March 31, 2002	18,387,300	(12,696)	167		18,374,771

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,327,411)	(13,408)	—	$(1,340,819)	(1,340,819)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(167)	(167)	(167)

Total comprehensive income (loss)				$(1,340,986)

Partners’ capital (deficit), March 31, 2003	17,059,889	(26,104)	—		17,033,785

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,386,092)	(14,001)	—	$(1,400,093)	(1,400,093)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,400,093)

Partners’ capital (deficit), March 31, 2004	$15,673,797	$(40,105)	$—		$15,633,692

Series 40	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$2,527,100	$(1,115)	$—		$2,525,985

Capital contributions	22,893,250	—	—		22,893,250

Selling commissions and registration costs	(3,039,267)	—	—		(3,039,267)

Comprehensive income (loss)
Net income (loss)	(591,412)	(5,974)	—	$(597,386)	(597,386)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	11,196	11,196	11,196

Total comprehensive income (loss)				$(586,190)

Partners’ capital (deficit), March 31, 2002	21,789,671	(7,089)	11,196		21,793,778

Capital contributions	—	—	—		—

Selling commissions and registration costs	2,802	—	—		2,802

Comprehensive income (loss)
Net income (loss)	(1,109,815)	(11,210)	—	$(1,121,025)	(1,121,025)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(11,196)	(11,196)	(11,196)

Total comprehensive income (loss)				$(1,132,221)

Partners’ capital (deficit), March 31, 2003	20,682,658	(18,299)	—		20,664,359

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,270,666)	(12,835)	—	$(1,283,501)	(1,283,501)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,283,501)

Partners’ capital (deficit), March 31, 2004	$19,411,992	$(31,134)	$—		$19,380,858

Years ended March 31, 2004 and 2003 and for the period August 1, 2001 (date of inception) through March 31, 2002

Series 41	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$—	$—	$—		$—

Capital contributions	28,916,260	—	—		28,916,260

Selling commissions and registration costs	(3,931,606)	—	—		(3,931,606)

Comprehensive income (loss)
Net income (loss)	(281,084)	(2,839)	—	$(283,923)	(283,923)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,706)	(1,706)	(1,706)

Total comprehensive income (loss)				$(285,629)

Partners’ capital (deficit), March 31, 2002	24,703,570	(2,839)	(1,706)		24,699,025

Capital contributions	—	—	—		—

Selling commissions and registration costs	71,319	—	—		71,319

Comprehensive income (loss)
Net income (loss)	(1,829,901)	(18,484)	—	$(1,848,385)	(1,848,385)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	1,673	1,673	1,673

Total comprehensive income (loss)				$(1,846,712)

Partners’ capital (deficit), March 31, 2003	22,944,988	(21,323)	(33)		22,923,632

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,167,469)	(21,894)	—	$(2,189,363)	(2,189,363)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	33	33	33

Total comprehensive income (loss)				$(2,189,330)

Partners’ capital (deficit), March 31, 2004	$20,777,519	$(43,217)	$—		$20,734,302

Years ended March 31, 2004 and 2003 for the period February 1, 2002 (date of inception) through March 31, 2002

Series 42	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2001	$—	$—	$—		$—

Capital contributions	4,577,760	—	—		4,577,760

Selling commissions and registration costs	(883,687)	—	—		(883,687)

Comprehensive income (loss)
Net income (loss)	(109,164)	(1,103)	—	$(110,267)	(110,267)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(110,267)

Partners’ capital (deficit), March 31, 2002	3,584,909	(1,103)	—		3,583,806

Capital contributions	22,864,860	—	—		22,864,860

Selling commissions and registration costs	(2,935,906)	—	—		(2,935,906)

Comprehensive income (loss)
Net income (loss)	(516,197)	(5,214)	—	$(521,411)	(521,411)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	44,599	44,599	44,599

Total comprehensive income (loss)				$(476,812)

Partners’ capital (deficit), March 31, 2003	22,997,666	(6,317)	44,599		23,035,948

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,784,630)	(18,027)	—	$(1,802,657)	(1,802,657)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(44,599)	(44,599)	(44,599)

Total comprehensive income (loss)				$(1,847,256)

Partners’ capital (deficit), March 31, 2004	$21,213,036	$(24,344)	$—		$21,188,692

Year ended March 31, 2004 and for the period August 1, 2002 (date of inception) through March 31, 2003

Series 43	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$—	$—	$—		$—

Capital contributions	36,379,870	—	—		36,379,870

Selling commissions and registration costs	(4,770,667)	—	—		(4,770,667)

Comprehensive income (loss)
Net income (loss)	(485,466)	(4,904)	—	$(490,370)	(490,370)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	1,866	1,866	1,866

Total comprehensive income (loss)				$(488,504)

Partners’ capital (deficit), March 31, 2003	31,123,737	(4,904)	1,866		31,120,699

Capital contributions	—	—	—		—

Selling commissions and registration costs	111,260	—	—		111,260

Comprehensive income (loss)
Net income (loss)	(2,652,481)	(26,793)	—	$(2,679,274)	(2,679,274)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	7,436	7,436	7,436

Total comprehensive income (loss)				$(2,671,838)

Partners’ capital (deficit), March 31, 2004	$28,582,516	$(31,697)	$9,302		$28,560,121

Series 43 and 44 were not formed until after March 31, 2002, therefore only two periods of comparative information has been included.

Year ended March 31, 2004 and for the period January 1, 2003 (date of inception) through March 31, 2003

Series 44	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$—	$—	$—		$—

Capital contributions	12,790,970	—	—		12,790,970

Selling commissions and registration costs	(2,401,620)	—	—		(2,401,620)

Comprehensive income (loss)
Net income (loss)	(113,870)	(1,150)	—	$(115,020)	(115,020)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(115,020)

Partners’ capital (deficit), March 31, 2003	10,275,480	(1,150)	—		10,274,330

Capital contributions	14,228,760	—	—		14,228,760

Selling commissions and registration costs	(1,262,322)	—	—		(1,262,322)

Comprehensive income (loss)
Net income (loss)	(1,329,348)	(13,428)	—	$(1,342,776)	(1,342,776)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	8,868	8,868	8,868

Total comprehensive income (loss)				$(1,333,908)

Partners’ capital (deficit), March 31, 2004	$21,912,570	$(14,578)	$8,868		$21,906,860

Series 43 and 44 were not formed until after March 31, 2002, therefore only two periods of comparative information has been included.

For the period July 1, 2003 (date of inception) through March 31, 2004

Series 45	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2003	$—	$—	$—		$—

Capital contributions	40,143,670	—	—		40,143,670

Selling commissions and registration costs	(5,149,963)	—	—		(5,149,963)

Comprehensive income (loss)
Net income (loss)	(538,938)	(5,444)	—	$(544,382)	(544,382)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	17,528	17,528	17,528

Total comprehensive income (loss)				$(526,854)

Partners’ capital (deficit), March 31, 2004	$34,454,769	$(5,444)	$17,528		$34,466,853

Series 45 and 46 were not formed until after March 31, 2003, therefore no comparative information has been included.

For the period September 23, 2003 (date of inception) through March 31, 2004

Series 46	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2003	$—	$—	$—		$—

Capital contributions	29,809,980	—	—		29,809,980

Selling commissions and registration costs	(3,943,120)	—	—		(3,943,120)

Comprehensive income (loss)
Net income (loss)	(204,238)	(2,063)	—	$(206,301)	(206,301)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,636)	(1,636)	(1,636)

Total comprehensive income (loss)				$(207,937)

Partners’ capital (deficit), March 31, 2004	$25,662,622	$(2,063)	$(1,636)		$25,658,923

Series 45 and 46 were not formed until after March 31, 2003, therefore no comparative information has been included.

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

	Total
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(47,864,097)	$(34,363,004)	$(36,244,755)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	32,079,974	26,840,274	30,093,432
Impairment loss	7,631,525	770,199	—
Distributions received from operating limited partnerships	158,675	150,808	169,728
Amortization	1,289,948	881,921	603,339
Changes in assets and liabilities
Other assets	644,603	1,168,100	(1,808,453)
Accounts payable and accrued expenses	(1,023,625)	247,251	744,932
Accounts payable - affiliates	6,284,019	3,300,679	3,518,586

Net cash provided by (used in) operating activities	(798,978)	(1,003,772)	(2,923,191)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(6,442,677)	(7,592,992)	(6,616,734)
Capital contributions paid to operating limited partnerships	(45,062,714)	(35,700,528)	(34,494,994)
Deposits for purchases of operating limited partnerships	62,031	—	(470,389)
(Advances to) repayments from operating limited partnerships	179,950	(6,542,296)	(10,546,117)
Purchase of investments (net of proceeds from sales and maturities of investments)	(14,594,846)	1,479,562	303,754

Net cash provided by (used in) investing activities	(65,858,256)	(48,356,254)	(51,824,480)

Cash flows from financing activities
Capital contributions received	84,182,410	72,035,700	56,387,270
Selling commissions and registration costs (paid)/refunded	(10,355,405)	(10,035,879)	(7,867,900)
Proceeds from (repayment of) line of credit	—	(5,708,074)	3,582,526

Net cash provided by (used in) financing activities	73,827,005	56,291,747	52,101,896

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	7,169,771	6,931,721	(2,645,775)

Cash and cash equivalents, beginning	25,882,162	18,950,441	21,596,216

Cash and cash equivalents, ending	$33,051,933	$25,882,162	$18,950,441

	Total
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$53,887,584	$41,047,253	$35,068,694

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$1,054,392	$135,030	$692,800

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$9,878,224	$7,809,477	$4,166,025

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$1,517,109	$711,322	$364,300

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$7,168	$—	$—

Series 43 and 44 were not formed until after March 31, 2002, therefore only two periods of comparative information have been included.  Series 45 and 46 were not formed until after March 31, 2003, therefore no comparative information has been included.

	Series 20
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(2,481,376)	$(2,384,789)	$(2,387,830)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,710,130	2,005,043	2,032,664
Impairment loss	414,749	—	—
Distributions received from operating limited partnerships	9,762	13,860	10,499
Amortization	3,573	3,571	3,573
Changes in assets and liabilities
Other assets	(7,445)	(111,636)	(210,329)
Accounts payable and accrued expenses	(9,902)	9,902	—
Accounts payable - affiliates	368,242	490,883	589,638

Net cash provided by (used in) operating activities	7,733	26,834	38,215

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	7,733	26,834	38,215

Cash and cash equivalents, beginning	244,384	217,550	179,335

Cash and cash equivalents, ending	$252,117	$244,384	$217,550

Series 20
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$817,455	$700	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 21
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(1,333,928)	$(658,405)	$(2,976,656)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	738,659	453,916	2,720,700
Impairment loss	315,862	—	—
Distributions received from operating limited partnerships	436	3,941	7,251
Amortization	1,954	1,954	1,953
Changes in assets and liabilities
Other assets	(17,000)	36,872	941
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	225,840	125,839	25,840

Net cash provided by (used in) operating activities	(68,177)	(35,883)	(219,971)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	9,166	222,534

Net cash provided by (used in) investing activities	—	9,166	222,534

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(68,177)	(26,717)	2,563

Cash and cash equivalents, beginning	211,070	237,787	235,224

Cash and cash equivalents, ending	$142,893	$211,070	$237,787

	Series 21
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$47,815

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$183,901	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$78,084	$7,991

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 22
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(1,825,424)	$(1,825,108)	$(1,693,382)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,186,141	1,154,777	1,429,401
Impairment loss	342,983	404,691	—
Distributions received from operating limited partnerships	1,731	7,977	9,778
Amortization	6,140	6,139	6,140
Changes in assets and liabilities
Other assets	575	(558)	(4,746)
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	254,591	179,592	254,592

Net cash provided by (used in) operating activities	(33,263)	(72,490)	1,783

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(1,500)	(1,500)	(51,114)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	173,915	(47,713)

Net cash provided by (used in) investing activities	(1,500)	172,415	(98,827)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(34,763)	99,925	(97,044)

Cash and cash equivalents, beginning	354,902	254,977	352,021

Cash and cash equivalents, ending	$320,139	$354,902	$254,977

Series 22
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$5,159	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 23
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(2,378,745)	$(1,611,679)	$(1,634,244)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,326,789	1,347,032	1,381,392
Impairment loss	770,873	—	—
Distributions received from operating limited partnerships	5,187	5,803	11,274
Amortization	9,131	9,131	9,130
Changes in assets and liabilities
Other assets	—	—	1
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	240,264	240,263	115,264

Net cash provided by (used in) operating activities	(26,501)	(9,450)	(117,183)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(26,501)	(9,450)	(117,183)

Cash and cash equivalents, beginning	167,196	176,646	293,829

Cash and cash equivalents, ending	$140,695	$167,196	$176,646

Series 23
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$340,835

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 24
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(967,714)	$(206,100)	$(2,001,698)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	687,594	62,763	1,716,153
Impairment loss	55,652	—	—
Distributions received from operating limited partnerships	1,138	3,202	7,254
Amortization	10,205	10,204	10,205
Changes in assets and liabilities
Other assets	22,166	25,968	(4,491)
Accounts payable and accrued expenses	(39,200)	39,878	—
Accounts payable - affiliates	218,337	(91,648)	233,352

Net cash provided by (used in) operating activities	(11,822)	(155,733)	(39,225)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	(88,621)	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	212,622	(58,334)

Net cash provided by (used in) investing activities	—	124,001	(58,334)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(11,822)	(31,732)	(97,559)

Cash and cash equivalents, beginning	233,010	264,742	362,301

Cash and cash equivalents, ending	$221,188	$233,010	$264,742

	Series 24
	Year ended March 31, 2003	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$6,280	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$751,064	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$561,366	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 25
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(1,564,406)	$(1,063,014)	$(1,557,890)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	837,700	921,532	1,274,826
Impairment loss	414,773	—	—
Distributions received from operating limited partnerships	10,178	10,163	25,888
Amortization	15,218	15,218	15,218
Changes in assets and liabilities
Other assets	829	116,164	30,735
Accounts payable and accrued expenses	(29,900)	30,878	—
Accounts payable - affiliates	272,677	(127,324)	272,676

Net cash provided by (used in) operating activities	(42,931)	(96,383)	61,453

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(2,906)	(134,613)	(21,500)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	257,095	(70,538)

Net cash provided by (used in) investing activities	(2,906)	122,482	(92,038)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(45,837)	26,099	(30,585)

Cash and cash equivalents, beginning	489,697	463,598	494,183

Cash and cash equivalents, ending	$443,860	$489,697	$463,598

	Series 25
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$2,906	$—	$11,500

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$13,141	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$982,434	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 26
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(1,910,450)	$(1,428,884)	$(2,264,403)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,332,679	1,054,359	1,829,836
Impairment loss	152,937	—	—
Distributions received from operating limited partnerships	15,546	15,982	13,449
Amortization	16,903	16,904	17,939
Changes in assets and liabilities
Other assets	30,030	396,024	(44,902)
Accounts payable and accrued expenses	(100,593)	100,593	—
Accounts payable - affiliates	436,639	87,580	437,580

Net cash provided by (used in) operating activities	(26,309)	242,558	(10,501)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(41,895)	(50,978)	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	(41,895)	(50,978)	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(68,204)	191,580	(10,501)

Cash and cash equivalents, beginning	516,145	324,565	335,066

Cash and cash equivalents, ending	$447,941	$516,145	$324,565

	Series 26
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$10,353	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$1,993

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$672,179	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 27
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(1,076,184)	$(1,080,803)	$(598,368)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	604,746	782,076	293,465
Impairment loss	130,435	—	—
Distributions received from operating limited partnerships	4,476	9,614	10,532
Amortization	15,654	15,655	15,655
Changes in assets and liabilities
Other assets	—	(42)	867
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	215,206	65,204	215,204

Net cash provided by (used in) operating activities	(105,667)	(208,296)	(62,645)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	(107,464)	(147,217)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	225,034	(7,050)

Net cash provided by (used in) investing activities	—	117,570	(154,267)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(105,667)	(90,726)	(216,912)

Cash and cash equivalents, beginning	339,714	430,440	647,352

Cash and cash equivalents, ending	$234,047	$339,714	$430,440

Series 27
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$9,176	$11,705

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 28
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(1,734,215)	$(1,443,856)	$(1,802,088)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,408,334	1,131,178	1,503,553
Impairment loss	—	—	—
Distributions received from operating limited partnerships	28,453	39,493	25,213
Amortization	3,300	3,299	3,300
Changes in assets and liabilities
Other assets	350,775	(350,737)	3,441
Accounts payable and accrued expenses	28,003	—	—
Accounts payable - affiliates	—	—	—

Net cash provided by (used in) operating activities	84,650	(620,623)	(266,581)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(107,815)	—	(596,003)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	33,346	136,654	(775,000)
Purchase of investments (net of proceeds from sales and maturities of investments)	150,066	278,596	1,030,265

Net cash provided by (used in) investing activities	75,597	415,250	(340,738)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	160,247	(205,373)	(607,319)

Cash and cash equivalents, beginning	304,688	510,061	1,117,380

Cash and cash equivalents, ending	$464,935	$304,688	$510,061

Series 28
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 29
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(3,277,673)	$(2,395,108)	$(2,421,150)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,722,156	1,671,213	2,116,714
Impairment loss	1,242,572	365,508	—
Distributions received from operating limited partnerships	10,911	3,039	2,613
Amortization	3,311	3,312	3,312
Changes in assets and liabilities
Other assets	150,119	(146,101)	(4,049)
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	337,981	212,980	209,815

Net cash provided by (used in) operating activities	189,377	(285,157)	(92,745)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(218,052)	—	(283,919)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	(111,949)	176,073	78,899

Net cash provided by (used in) investing activities	(330,001)	176,073	(205,020)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(140,624)	(109,084)	(297,765)

Cash and cash equivalents, beginning	468,746	577,830	875,595

Cash and cash equivalents, ending	$328,122	$468,746	$577,830

Series 29
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$7,355

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 30
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(1,541,998)	$(1,425,215)	$(1,298,251)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,092,908	1,158,391	1,085,876
Impairment loss	210,417	—	—
Distributions received from operating limited partnerships	7,560	6,550	18,931
Amortization	21,239	21,240	21,240
Changes in assets and liabilities
Other assets	1,094	10	—
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	184,098	133	176

Net cash provided by (used in) operating activities	(24,682)	(238,891)	(172,028)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	(16)
Capital contributions paid to operating limited partnerships	—	(54,232)	(451,620)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	28,000	—	70,297
Purchase of investments (net of proceeds from sales and maturities of investments)	—	158,269	74,483

Net cash provided by (used in) investing activities	28,000	104,037	(306,856)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,318	(134,854)	(478,884)

Cash and cash equivalents, beginning	121,470	256,324	735,208

Cash and cash equivalents, ending	$124,788	$121,470	$256,324

	Series 30
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$5,099

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$6,144	$—	$56,194

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$339,908	$38,520

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$1,092	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 31
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(3,457,342)	$(2,409,358)	$(2,489,687)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,843,928	2,057,441	2,172,471
Impairment loss	1,210,401	—	—
Distributions received from operating limited partnerships	5,456	7,430	10,372
Amortization	—	—	—
Changes in assets and liabilities
Other assets	1,237	13,791	(215,305)
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	264,960	(33,120)	33,120

Net cash provided by (used in) operating activities	(131,360)	(363,816)	(489,029)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(10,000)	(324,248)	(327,137)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	335,288	—	200,000
Purchase of investments (net of proceeds from sales and maturities of investments)	—	301,466	178,074

Net cash provided by (used in) investing activities	325,288	(22,782)	50,937

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	193,928	(386,598)	(438,092)

Cash and cash equivalents, beginning	294,050	680,648	1,118,740

Cash and cash equivalents, ending	$487,978	$294,050	$680,648

	Series 31
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$6,462

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$22,061

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 32
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(3,466,460)	$(2,292,954)	$(2,429,115)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,929,435	1,894,224	2,062,829
Impairment loss	1,155,289	—	—
Distributions received from operating limited partnerships	33,130	8,500	500
Amortization	36,725	36,624	36,625
Changes in assets and liabilities
Other assets	—	143,040	(88,730)
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	333,130	132,904	132,906

Net cash provided by (used in) operating activities	21,249	(77,662)	(284,985)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	(10,108)
Capital contributions paid to operating limited partnerships	(42,167)	(99,104)	(237,421)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	37,000	(10,765)	(562,489)
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	474,374

Net cash provided by (used in) investing activities	(5,167)	(109,869)	(335,644)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	16,082	(187,531)	(620,629)

Cash and cash equivalents, beginning	303,823	491,354	1,111,983

Cash and cash equivalents, ending	$319,905	$303,823	$491,354

	Series 32
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$8,470	$18,112	$52,601

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$43,281

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$57,092	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 33
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(2,208,535)	$(1,118,654)	$(1,259,944)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	824,241	892,301	1,059,178
Impairment loss	1,155,289	—	—
Distributions received from operating limited partnerships	5,833	—	—
Amortization	27,281	27,276	27,266
Changes in assets and liabilities
Other assets	—	129,185	(78,970)
Accounts payable and accrued expenses	—	—	(2,536)
Accounts payable - affiliates	173,964	73,964	73,923

Net cash provided by (used in) operating activities	(21,927)	4,072	(181,083)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	(549,081)	(852,865)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	37,091	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	611,183

Net cash provided by (used in) investing activities	37,091	(549,081)	(241,682)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	15,164	(545,009)	(422,765)

Cash and cash equivalents, beginning	179,335	724,344	1,147,109

Cash and cash equivalents, ending	$194,499	$179,335	$724,344

	Series 33
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$49,249

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$2,652

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$8,131

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 34
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(1,986,784)	$(1,986,319)	$(2,113,249)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,572,623	1,610,062	1,760,695
Impairment loss	59,293	—	—
Distributions received from operating limited partnerships	1,833	523	631
Amortization	43,936	43,938	43,940
Changes in assets and liabilities
Other assets	(11,473)	—	14,248
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	293,196	293,194	292,965

Net cash provided by (used in) operating activities	(27,376)	(38,602)	(770)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(10,000)	(56,333)	(240,787)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	275,000
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	(10,000)	(56,333)	34,213

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	(1,807)	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	(1,807)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(37,376)	(96,742)	33,443

Cash and cash equivalents, beginning	286,228	382,970	349,527

Cash and cash equivalents, ending	$248,852	$286,228	$382,970

	Series 34
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$5,903

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$3,780

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$654,703	$5,954

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 35
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(1,486,287)	$(1,530,349)	$(1,211,672)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,116,553	1,198,689	875,205
Impairment loss	—	—	—
Distributions received from operating limited partnerships	—	—	—
Amortization	129,238	129,236	129,251
Changes in assets and liabilities
Other assets	—	15,390	15,969
Accounts payable and accrued expenses	—	—	(224)
Accounts payable - affiliates	228,356	(4,810)	76,840

Net cash provided by (used in) operating activities	(12,140)	(191,844)	(114,631)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	(746,922)	(84,860)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	200,000	(200,001)
Purchase of investments (net of proceeds from sales and maturities of investments)	—	611,180	426,170

Net cash provided by (used in) investing activities	—	64,258	141,309

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(12,140)	(127,586)	26,678

Cash and cash equivalents, beginning	581,040	708,626	681,948

Cash and cash equivalents, ending	$568,900	$581,040	$708,626

	Series 35
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$103,459

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$395,535	$615,734

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$91,805

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$7,168	$—	$—

	Series 36
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(1,216,341)	$(1,250,570)	$(1,529,736)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	955,073	982,302	1,268,122
Impairment loss	—	—	—
Distributions received from operating limited partnerships	999	5,215	1,644
Amortization	88,463	88,463	88,463
Changes in assets and liabilities
Other assets	556	64,737	(67,433)
Accounts payable and accrued expenses	—	(6,669)	2,259
Accounts payable - affiliates	176,930	167,073	160,578

Net cash provided by (used in) operating activities	5,680	50,551	(76,103)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	(4,435)
Capital contributions paid to operating limited partnerships	(22,431)	—	(314,424)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	(22,431)	—	(318,859)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(16,751)	50,551	(394,962)

Cash and cash equivalents, beginning	96,390	45,839	440,801

Cash and cash equivalents, ending	$79,639	$96,390	$45,839

	Series 36
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$2,381

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$462,966

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$3,061

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 37
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(1,213,997)	$(1,643,835)	$(1,051,460)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	901,089	1,337,643	750,493
Impairment loss	—	—	—
Distributions received from operating limited partnerships	—	5,215	13,899
Amortization	94,823	94,823	94,713
Changes in assets and liabilities
Other assets	—	35,442	(93,567)
Accounts payable and accrued expenses	—	(100,000)	73,129
Accounts payable - affiliates	204,874	176,944	81,603

Net cash provided by (used in) operating activities	(13,211)	(93,768)	(131,190)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	(689)	(11,420)
Capital contributions paid to operating limited partnerships	(201,744)	(162,434)	(2,129,525)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	77,213	3,725	997,985
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	576,017

Net cash provided by (used in) investing activities	(124,531)	(159,398)	(566,943)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	(100,000)
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	(100,000)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(137,742)	(253,166)	(798,133)

Cash and cash equivalents, beginning	305,836	559,002	1,357,135

Cash and cash equivalents, ending	$168,094	$305,836	$559,002

	Series 37
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$9,495	$6,314	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$18,914	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$1,577,783	$65,000	$1,543,978

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$58,205	$—	$231,251

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 38
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(1,287,891)	$(1,170,974)	$(1,405,509)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	997,707	892,478	1,230,809
Impairment loss	—	—	—
Distributions received from operating limited partnerships	—	2,218	—
Amortization	98,911	98,914	50,939
Changes in assets and liabilities
Other assets	2,000	123,494	(104,115)
Accounts payable and accrued expenses	—	—	(2,733)
Accounts payable - affiliates	181,544	164,404	69,025

Net cash provided by (used in) operating activities	(7,729)	110,534	(161,584)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	(1,172)	—
Capital contributions paid to operating limited partnerships	(7,651)	(1,099,731)	(3,062,065)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	755,920
Purchase of investments (net of proceeds from sales and maturities of investments)	—	501,701	(289,004)

Net cash provided by (used in) investing activities	(7,651)	(599,202)	(2,595,149)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	99,962
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	99,962

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(15,380)	(488,668)	(2,656,771)

Cash and cash equivalents, beginning	155,345	644,013	3,300,784

Cash and cash equivalents, ending	$139,965	$155,345	$644,013

	Series 38
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$2,838	$116,325

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$9,787	$—	$93,632

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$158,038

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$9,273	$78,521	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 39
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(1,400,093)	$(1,340,819)	$(1,126,847)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,147,985	1,093,075	996,269
Impairment loss	—	—	—
Distributions received from operating limited partnerships	1,820	2,083	—
Amortization	90,325	90,324	24,477
Changes in assets and liabilities
Other assets	—	2,458	12,796
Accounts payable and accrued expenses	—	—	(28,722)
Accounts payable - affiliates	306,852	136,800	50,845

Net cash provided by (used in) operating activities	146,889	(16,079)	(71,182)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	(1,352)	(75,171)
Capital contributions paid to operating limited partnerships	(161,805)	(1,036,128)	(5,441,684)
Deposits for purchases of operating limited partnerships	62,031	—	—
(Advances to) repayments from operating limited partnerships	—	543,567	(1,197,327)
Purchase of investments (net of proceeds from sales and maturities of investments)	—	26,858	1,423,663

Net cash provided by (used in) investing activities	(99,774)	(467,055)	(5,290,519)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	(13,302)
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	(13,302)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	47,115	(483,134)	(5,375,003)

Cash and cash equivalents, beginning	49,200	532,334	5,907,337

Cash and cash equivalents, ending	$96,315	$49,200	$532,334

	Series 39
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$970,254

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$598	$284,868

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$866,754	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$56,685	$266,478	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 40
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Cash flows from operating activities
Net income (loss)	$(1,283,501)	$(1,121,025)	$(597,386)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	936,159	986,508	438,656
Impairment loss	—	—	—
Distributions received from operating limited partnerships	7,400	—	—
Amortization	113,716	32,319	—
Changes in assets and liabilities
Other assets	414	(2,164)	907,919
Accounts payable and accrued expenses	(800)	25,170	(19,975)
Accounts payable - affiliates	336,542	288,676	107,713

Net cash provided by (used in) operating activities	109,930	209,484	836,927

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(5,506)	2,613	(2,549,744)
Capital contributions paid to operating limited partnerships	(161,442)	(3,577,924)	(12,506,389)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	756,950	(1,359,181)
Purchase of investments (net of proceeds from sales and maturities of investments)	—	1,907,760	(1,907,760)

Net cash provided by (used in) investing activities	(166,948)	(910,601)	(18,323,074)

Cash flows from financing activities
Capital contributions received	—	—	22,893,250
Selling commissions and registration costs (paid)/refunded	—	2,802	(3,039,267)
Proceeds from (repayment of) line of credit	—	—	(2,125,548)

Net cash provided by (used in) financing activities	—	2,802	17,728,435

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(57,018)	(698,315)	242,288

Cash and cash equivalents, beginning	97,331	795,646	553,358

Cash and cash equivalents, ending	$40,313	$97,331	$795,646

	Series 40
	Year ended March 31, 2004	Year ended March 31, 2003	Year ended March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$11,110,565

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$25,227	$49,174	$33,685

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$312,318	$91,484	$1,000,000

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$13,033	$158,095	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 41
	Year ended March 31, 2004	Year ended March 31, 2003	Period August 1, 2001 (date of inception) through March 31, 2002
Cash flows from operating activities
Net income (loss)	$(2,189,363)	$(1,848,385)	$(283,923)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	1,748,067	1,443,650	94,125
Impairment loss	—	—	—
Distributions received from operating limited partnerships	6,372	—	—
Amortization	133,405	133,377	—
Changes in assets and liabilities
Other assets	8,450	25,782	(42,324)
Accounts payable and accrued expenses	(2,800)	(102,474)	105,274
Accounts payable - affiliates	304,600	299,860	78,897

Net cash provided by (used in) operating activities	8,731	(48,190)	(47,951)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(8,954)	24,603	(3,234,342)
Capital contributions paid to operating limited partnerships	(1,054,035)	(8,775,315)	(7,156,939)
Deposits for purchases of operating limited partnerships	—	—	(470,389)
(Advances to) repayments from operating limited partnerships	(50,000)	2,521,444	(6,441,619)
Purchase of investments (net of proceeds from sales and maturities of investments)	496,432	1,915,077	(2,411,509)

Net cash provided by (used in) investing activities	(616,557)	(4,314,191)	(19,714,798)

Cash flows from financing activities
Capital contributions received	—	—	28,916,260
Selling commissions and registration costs (paid)/refunded	—	71,319	(3,931,606)
Proceeds from (repayment of) line of credit	—	(3,010,000)	3,010,000

Net cash provided by (used in) financing activities	—	(2,938,681)	27,994,654

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(607,826)	(7,301,062)	8,231,905

Cash and cash equivalents, beginning	930,843	8,231,905	—

Cash and cash equivalents, ending	$323,017	$930,843	$8,231,905

	Series 41
	Year ended March 31, 2004	Year ended March 31, 2003	Period August 1, 2001 (date of inception) through March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$922,445	$376,381	$20,076,151

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$37,477	$13,204	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$1,276,833	$2,749,423	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$36,085	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 42
	Year ended March 31, 2004	Year ended March 31, 2003	Period February 1, 2002 (date of inception) through March 31, 2002
Cash flows from operating activities
Net income (loss)	$(1,802,657)	$(521,411)	$(110,267)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,617,204	404,748	—
Impairment loss	—	—	—
Distributions received from operating limited partnerships	—	—	—
Amortization	113,984	—	—
Changes in assets and liabilities
Other assets	39,011	1,781,758	(1,836,409)
Accounts payable and accrued expenses	(1,038)	(617,422)	618,460
Accounts payable - affiliates	251,603	258,844	6,034

Net cash provided by (used in) operating activities	218,107	1,306,517	(1,322,182)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(15,326)	(2,324,065)	(731,498)
Capital contributions paid to operating limited partnerships	(3,498,335)	(8,391,189)	(589,525)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	145,442	(4,252,487)	(2,309,702)
Purchase of investments (net of proceeds from sales and maturities of investments)	3,480,319	(3,480,319)	—

Net cash provided by (used in) investing activities	112,100	(18,448,060)	(3,630,725)

Cash flows from financing activities
Capital contributions received	—	22,864,860	4,577,760
Selling commissions and registration costs (paid)/refunded	—	(2,935,906)	(883,687)
Proceeds from (repayment of) line of credit	—	(2,698,074)	2,698,074

Net cash provided by (used in) financing activities	—	17,230,880	6,392,147

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	330,207	89,337	1,439,240

Cash and cash equivalents, beginning	1,528,577	1,439,240	—

Cash and cash equivalents, ending	$1,858,784	$1,528,577	$1,439,240

	Series 42
	Year ended March 31, 2004	Year ended March 31, 2003	Period February 1, 2002 (date of inception) through March 31, 2002
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$17,368,914	$2,664,585

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$380,306	$38,298	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$2,872,385	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$93,359	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 43
	Year ended March 31, 2004	Period August 1, 2002 (date of inception) through March 31, 2003
Cash flows from operating activities
Net income (loss)	$(2,679,274)	$(490,370)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	2,388,403	304,873
Impairment loss	—	—
Distributions received from operating limited partnerships	454	—
Amortization	148,464	—
Changes in assets and liabilities
Other assets	1,095,861	(1,127,160)
Accounts payable and accrued expenses	(111,966)	111,966
Accounts payable - affiliates	409,734	97,417

Net cash provided by (used in) operating activities	1,251,676	(1,103,274)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(249,363)	(3,706,564)
Capital contributions paid to operating limited partnerships	(10,979,419)	(8,823,760)
Deposits for purchases of operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	1,114,804	(4,997,469)
Purchase of investments (net of proceeds from sales and maturities of investments)	(597,281)	(1,794,931)

Net cash provided by (used in) investing activities	(10,711,259)	(19,322,724)

Cash flows from financing activities
Capital contributions received	—	36,379,870
Selling commissions and registration costs (paid)/refunded	—	(4,770,667)
Proceeds from (repayment of) line of credit	—	—

Net cash provided by (used in) financing activities	—	31,609,203

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(9,459,583)	11,183,205

Cash and cash equivalents, beginning	11,183,205	—

Cash and cash equivalents, ending	$1,723,622	$11,183,205

	Series 43
	Year ended March 31, 2004	Period August 1, 2002 (date of inception) through March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$8,199,442	$18,633,728

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$47,190	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$2,394,990	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—

Series 43 and 44 were not formed until after March 31, 2002, therefore only two periods of comparative information have been included.

	Series 44
	Year ended March 31, 2004	Period January 1, 2003 (date of inception) through March 31, 2003
Cash flows from operating activities
Net income (loss)	$(1,342,776)	$(115,020)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,113,620	—
Impairment loss	—	—
Distributions received from operating limited partnerships	—	—
Amortization	28,115	—
Changes in assets and liabilities
Other assets	2,367	(3,617)
Accounts payable and accrued expenses	(755,429)	755,429
Accounts payable - affiliates	51,444	65,027

Net cash provided by (used in) operating activities	(902,659)	701,819

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(1,194,678)	(1,586,366)
Capital contributions paid to operating limited partnerships	(10,738,078)	(1,620,951)
Deposits for purchases of operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	(747,691)	(1,443,915)
Purchase of investments (net of proceeds from sales and maturities of investments)	(3,955,849)	—

Net cash provided by (used in) investing activities	(16,636,296)	(4,651,232)

Cash flows from financing activities
Capital contributions received	14,228,760	12,790,970
Selling commissions and registration costs (paid)/refunded	(1,262,322)	(2,401,620)
Proceeds from (repayment of) line of credit	—	—

Net cash provided by (used in) financing activities	12,966,438	10,389,350

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(4,572,517)	6,439,937

Cash and cash equivalents, beginning	6,439,937	—

Cash and cash equivalents, ending	$1,867,420	$6,439,937

	Series 44
	Year ended March 31, 2004	Period January 1, 2003 (date of inception) through March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$11,541,263	$4,640,966

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$312,843	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$1,443,915	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—	$—

Series 43 and 44 were not formed until after March 31, 2002, therefore only two periods of comparative information have been included.

Series 45
Period July 1, 2003 (date of inception) through March 31, 2004
Cash flows from operating activities
Net income (loss)	$(544,382)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	258,419
Impairment loss	—
Distributions received from operating limited partnerships	—
Amortization	32,122
Changes in assets and liabilities
Other assets	(1,014,271)
Accounts payable and accrued expenses	—
Accounts payable - affiliates	—

Net cash provided by (used in) operating activities	(1,268,112)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(2,924,124)
Capital contributions paid to operating limited partnerships	(13,386,084)
Deposits for purchases of operating limited partnerships	—
(Advances to) repayments from operating limited partnerships	(830,543)
Purchase of investments (net of proceeds from sales and maturities of investments)	(10,617,228)

Net cash provided by (used in) investing activities	(27,757,979)

Cash flows from financing activities
Capital contributions received	40,143,670
Selling commissions and registration costs (paid)/refunded	(5,149,963)
Proceeds from (repayment of) line of credit	—

Net cash provided by (used in) financing activities	34,993,707

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,967,616

Cash and cash equivalents, beginning	—

Cash and cash equivalents, ending	$5,967,616

Series 45
Period July 1, 2003 (date of inception) through March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$22,776,085

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$216,504

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—

Series 45 and 46 were not formed until after March 31, 2003, therefore no comparative information has been included.

Series 46
Period September 23, 2003 (date of inception) through March 31, 2004
Cash flows from operating activities
Net income (loss)	$(206,301)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	81,632
Impairment loss	—
Distributions received from operating limited partnerships	—
Amortization	3,812
Changes in assets and liabilities
Other assets	(10,692)
Accounts payable and accrued expenses	—
Accounts payable - affiliates	12,415

Net cash provided by (used in) operating activities	(119,134)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(2,044,726)
Capital contributions paid to operating limited partnerships	(4,417,355)
Deposits for purchases of operating limited partnerships	—
(Advances to) repayments from operating limited partnerships	—
Purchase of investments (net of proceeds from sales and maturities of investments)	(3,439,356)

Net cash provided by (used in) investing activities	(9,901,437)

Cash flows from financing activities
Capital contributions received	29,809,980
Selling commissions and registration costs (paid)/refunded	(3,943,120)
Proceeds from (repayment of) line of credit	—

Net cash provided by (used in) financing activities	25,866,860

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	15,846,289

Cash and cash equivalents, beginning	—

Cash and cash equivalents, ending	$15,846,289

Series 46
Period September 23, 2003 (date of inception) through March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$10,417,125

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low income tax credits generated by the operating limited partnerships.	$—

Series 45 and 46 were not formed until after March 31, 2003, therefore no comparative information has been included.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2004, 2003 and 2002

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Boston Capital Tax Credit Fund IV L.P. (the “partnership” or “fund”) was organized under the laws of the State of Delaware as of October 5, 1993, for the purpose of acquiring, holding, and disposing of limited partnership interests in operating limited partnerships which will acquire, develop, rehabilitate, operate and own newly-constructed, existing or rehabilitated apartment complexes which qualify for the Low-Income Housing Tax Credit established by the Tax Reform Act of 1986.  Accordingly, the apartment complexes are restricted as to rent charges and operating methods.  Certain of the apartment complexes may also qualify for the Historic Rehabilitation Tax Credit for their rehabilitation of certified historic structures and are subject to the provisions of the Internal Revenue Code relating to the Rehabilitation Investment Credit.  The general partner of the fund is Boston Capital Associates IV L.P. and the limited partner is BCTC IV Assignor Corp. (the assignor limited partner).

In accordance with the limited partnership agreement, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.

Pursuant to the Securities Act of 1933, the fund filed a Form S-11 Registration Statement with the Securities and Exchange Commission, effective December 16, 1993, which covered the offering (the “Public Offering”) of the beneficial assignee certificates (“BACs”) representing assignments of units of the beneficial interest of the limited partnership interest of the assignor limited partner.  The fund has registered 101,500,000 BACs at $10 per BAC for sale to the public in one or more series.  BACs sold in bulk are offered to investors at a reduced cost per BAC.

The BACs issued and outstanding in each series at March 31, 2004 and 2003 are as follows:

	2004	2003

Series 20	3,866,700	3,866,700
Series 21	1,892,700	1,892,700
Series 22	2,564,400	2,564,400
Series 23	3,336,727	3,336,727
Series 24	2,169,878	2,169,878
Series 25	3,026,109	3,026,109
Series 26	3,995,900	3,995,900
Series 27	2,460,700	2,460,700
Series 28	4,000,738	4,000,738
Series 29	3,991,800	3,991,800
Series 30	2,651,000	2,651,000
Series 31	4,417,857	4,417,857
Series 32	4,754,198	4,754,198
Series 33	2,636,533	2,636,533
Series 34	3,529,319	3,529,319
Series 35	3,300,463	3,300,463
Series 36	2,106,837	2,106,837
Series 37	2,512,500	2,512,500
Series 38	2,543,100	2,543,100
Series 39	2,292,152	2,292,152
Series 40	2,630,256	2,630,256
Series 41	2,891,626	2,891,626
Series 42	2,744,262	2,744,262
Series 43	3,637,987	3,637,987
Series 44	2,701,973	1,708,836
Series 45	4,014,367	—
Series 46	2,980,998	—

	83,651,080	75,662,578

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

Prior to January 1, 1999, the fund recorded acquisition costs as an increase in its investments in operating limited partnerships.  These costs are amortized by the operating limited partnerships over 27.5 years on the straight-line method.  Certain operating limited partnerships have not recorded the acquisition costs as a capital contribution from the fund.  These differences are shown as reconciling items in note C.  As of January 1, 1999, the fund records acquisition costs incurred after January 1, 1999 as deferred acquisition costs.  These costs are amortized on the straight-line method over 27.5 years.

During the years ended March 31, 2004 and 2003, the fund acquired interests in operating limited partnerships as follows:

	2004	2003

Series 20	—	—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	1
Series 25	—	—
Series 26	—	—
Series 27	—	—
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	—	—
Series 32	—	—
Series 33	—	—
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	1
Series 41	3	9
Series 42	5	15
Series 43	5	16
Series 44	4	4
Series 45	24	—
Series 46	6	—

	47	46

During the year ended March 31, 2003, Series 43 acquired an equity interest in seven (7) limited liability companies, which are the general partners of other operating limited partnerships which own or are constructing, rehabilitating or operating apartment complexes.

During the year ended March 31, 2004, Series 43 acquired an equity interest in two (2) limited liability companies, which are the general partners of other operating limited partnerships which own or are constructing, rehabilitating or operating apartment complexes.

During the year ended March 31, 2004, Series 43 acquired the General Partner equity interest in all of the Operating Partnerships in Series 43.

During the year ended March 31, 2004, Series 44 acquired the General Partner equity interest in all of the Operating Partnerships in Series 44.

During the year ended March 31, 2004, Series 45 acquired the General Partner equity interest in all of the Operating Partnerships in Series 45.

During the year ended March 31, 2004, Series 46 acquired the General Partner equity interest in all of the Operating Partnerships in Series 46.

During the year ended March 31, 2002, Series 40 and 41 acquired an equity interest in five (5) and one (1) limited liability companies, respectively, which are the general partners of other operating limited partnerships which own or are constructing, rehabilitating or operating apartment complexes.

Organization Costs

Initial organization and offering expenses common to all Series, are allocated on a percentage of equity raised to each Series.

In accordance with SOP 98-5, effective April 1, 1999, organization costs are being expensed as incurred.  Before this date, organization costs were amortized on the straight-line method over 60 months.

Deferred Acquisition Costs

Deferred acquisition costs are amortized on the straight-line method over 27.5 years.

Accumulated amortization as of March 31, 2004 and 2003 is as follows:

	2004	2003
Series 20	$17,861	$14,288
Series 21	9,769	7,816
Series 22	30,699	24,559
Series 23	41,327	32,196
Series 24	51,023	40,818
Series 25	51,241	60,873
Series 26	86,759	69,855
Series 27	74,734	62,618
Series 28	16,501	13,201
Series 29	16,416	13,099
Series 30	106,059	84,825
Series 31	—	—
Series 32	150,703	126,632
Series 33	135,480	108,199
Series 34	214,995	172,218
Series 35	610,613	494,113
Series 36	414,819	334,564
Series 37	356,663	271,516
Series 38	239,732	146,845
Series 39	197,495	112,257
Series 40	123,371	32,319
Series 41	229,996	133,377
Series 42	110,946	—
Series 43	143,686	—
Series 44	25,282	—
Series 45	26,583	—
Series 46	—	—

	$3,482,753	$2,356,188

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

Net Loss Per Beneficial Assignee Certificate Unit

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period.  The weighted average number of units in each series at March 31, 2004, 2003 and 2002 are as follows:

	2004	2003	2002

Series 20	3,866,700	3,866,700	3,866,700
Series 21	1,892,700	1,892,700	1,892,700
Series 22	2,564,400	2,564,400	2,564,400
Series 23	3,336,727	3,336,727	3,336,727
Series 24	2,169,878	2,169,878	2,169,878
Series 25	3,026,109	3,026,109	3,026,109
Series 26	3,995,900	3,995,900	3,995,900
Series 27	2,460,700	2,460,700	2,460,700
Series 28	4,000,738	4,000,738	4,000,738
Series 29	3,991,800	3,991,800	3,991,800
Series 30	2,651,000	2,651,000	2,651,000
Series 31	4,417,857	4,417,857	4,417,857
Series 32	4,754,198	4,754,198	4,754,198
Series 33	2,636,533	2,636,533	2,636,533
Series 34	3,529,319	3,529,319	3,529,319
Series 35	3,300,463	3,300,463	3,300,463
Series 36	2,106,837	2,106,837	2,106,837
Series 37	2,512,500	2,512,500	2,512,500
Series 38	2,543,100	2,543,100	2,543,100
Series 39	2,292,152	2,292,152	2,292,152
Series 40	2,630,256	2,630,256	2,118,814
Series 41	2,891,626	2,891,626	1,576,505
Series 42	2,744,262	1,595,325	189,176
Series 43	3,637,987	899,797	—
Series 44	2,656,339	70,226	—
Series 45	1,577,100	—	—
Series 46	309,355	—	—

	78,496,536	70,136,841	65,934,106

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

Recent Accounting Pronouncements

In January 2003, the Financial Accounting Standards Board (FASB) issued Interpretation No. 46 (FIN 46), “Consolidation of Variable Interest Entities,” an interpretation of ARB No. 51, “Consolidated Financial Statements,” which provides new accounting guidance on when a business enterprise must consolidate a variable interest entity, as defined in FIN 46.  In December 2003, the FASB reissued the interpretation to clarify certain requirements and provide additional implementation guidance.  The general partner, after careful review and analysis of FIN 46, has preliminarily determined that FIN 46 will have no effect on the partnership’s current accounting for its investments in operating limited partnerships.

In May 2003, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.”  SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or “mezzanine” equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the balance sheets.  Further, SFAS No. 150 requires disclosure regarding the terms of those instruments and settlement alternatives.  The guidance in SFAS No. 150 generally was effective for all financial instruments entered into or modified after May 31, 2003, and was otherwise effective at the beginning of the first interim period beginning after June 15, 2003.  The partnership has evaluated SFAS No. 150 and determined that it does not have an impact on the partnership’s financial reporting and disclosures.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2004, 2003 and 2002, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Holdings Limited Partnership (BCHLP), Boston Capital Services, Inc. (BCS) and Boston Capital Asset Management Limited Partnership (BCAM) as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5 percent of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships.  The aggregate cost is comprised of the capital contributions made by each Series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level.  The annual fund fees charged to operations during the years ended March 31, 2004, 2003 and 2002, are as follows:

	2004	2003	2002

Series 20	$285,285	$315,994	$299,467
Series 21	222,840	179,015	218,756
Series 22	242,202	214,068	215,442
Series 23	214,527	197,700	194,492
Series 24	169,422	192,817	208,943
Series 25	240,501	229,568	229,126
Series 26	358,787	367,525	350,204
Series 27	286,727	275,028	269,712
Series 28	253,240	299,403	278,658
Series 29	260,728	305,896	277,424
Series 30	179,941	208,865	142,376
Series 31	351,440	298,940	309,298
Series 32	282,871	313,404	295,155
Series 33	160,495	155,906	131,568
Series 34	263,684	281,041	255,289
Series 35	205,478	214,873	226,671
Series 36	132,862	150,871	139,721
Series 37	182,030	171,945	167,806
Series 38	133,298	144,604	157,190
Series 39	115,096	115,714	136,795
Series 40	178,958	145,292	167,367
Series 41	265,834	258,137	90,762
Series 42	230,369	143,388	—
Series 43	297,470	97,417	—
Series 44	211,545	6,247	—
Series 45	176,720	—	—
Series 46	39,881	—	—

	$5,942,231	$5,283,658	$4,762,222

Boston Capital Services, Inc. received dealer-manager fees for the marketing advice and investment banking services performed at the time of the fund’s offering of BACs.  The dealer-manager fees are included in partners’ capital as selling commissions and registration costs.  During the years ended March 31, 2004, 2003 and 2002, dealer manager fees received by Boston Capital Services, Inc. by series are as follows:

	2004	2003	2002

Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	—	—	—
Series 27	—	—	—
Series 28	—	—	—
Series 29	—	—	—
Series 30	—	—	—
Series 31	—	—	—
Series 32	—	—	—
Series 33	—	—	—
Series 34	—	—	—
Series 35	—	—	—
Series 36	—	—	—
Series 37	—	—	—
Series 38	—	—	—
Series 39	—	—	—
Series 40	—	—	465,162
Series 41	—	—	573,460
Series 42	—	430,358	84,625
Series 43	—	497,725	—
Series 44	135,773	211,152	—
Series 45	495,715	—	—
Series 46	397,497	—	—

	$1,028,985	$1,139,235	$1,123,247

Boston Capital Holdings Limited Partnership is entitled to asset acquisition fees for selecting, evaluating, structuring, negotiating, and closing the fund’s acquisition of interests in the operating limited partnerships.  During the years ended March 31, 2004, 2003 and 2002, acquisition fees incurred to Boston Capital Holdings Limited Partnership by series are as follows:

	2004	2003	2002

Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	—	—	—
Series 27	—	—	—
Series 28	—	—	—
Series 29	—	—	—
Series 30	—	—	—
Series 31	—	—	—
Series 32	—	—	—
Series 33	—	—	—
Series 34	—	—	—
Series 35	—	—	—
Series 36	—	—	—
Series 37	—	—	—
Series 38	—	—	—
Series 39	—	—	75,172
Series 40	—	—	1,945,926
Series 41	—	—	2,457,882
Series 42	—	1,943,482	389,110
Series 43	—	3,092,289	—
Series 44	844,166	1,452,511	—
Series 45	2,167,758	—	—
Series 46	1,609,739	—	—

	$4,621,663	$6,488,282	$4,868,090

During the years ended March 31, 2004, 2003 and 2002, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2004	2003	2002

Series 20	$18,588	$24,445	$18,068
Series 21	12,168	16,305	16,186
Series 22	18,204	23,433	17,950
Series 23	17,383	23,116	19,698
Series 24	15,755	20,484	17,043
Series 25	17,784	26,145	17,365
Series 26	26,774	43,066	20,145
Series 27	14,824	18,845	15,897
Series 28	20,088	25,448	18,780
Series 29	19,420	24,975	19,312
Series 30	16,201	20,301	16,085
Series 31	20,666	26,078	18,967
Series 32	22,018	30,765	24,334
Series 33	16,679	21,192	20,422
Series 34	19,303	24,633	22,152
Series 35	18,218	23,474	21,335
Series 36	16,350	17,877	23,278
Series 37	16,279	21,041	23,939
Series 38	17,714	23,050	28,208
Series 39	16,797	18,418	30,428
Series 40	19,522	27,700	67,613
Series 41	21,391	30,561	62,094
Series 42	21,054	31,514	28,960
Series 43	22,179	42,268	—
Series 44	26,551	14,363	—
Series 45	38,499	—	—
Series 46	22,993	—	—

	$533,402	$619,497	$568,259

Accounts payable - affiliates at March 31, 2004, 2003 and 2002 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

During the years ended March 31, 2004, 2003 and 2002, the fund reimbursed affiliates of the general partner for amounts in connection with the offering of BACs.  These reimbursements include, but are not limited to, postage, printing, travel and overhead allocations and are included in partners’ capital as selling commissions and registrations costs at March 31, 2004, 2003 and 2002.  During the years ended March 31, 2004, 2003 and 2002, the selling commission and registration costs incurred to affiliates by series are as follows:

	2004	2003	2002

Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	—	—	—
Series 27	—	—	—
Series 28	—	—	—
Series 29	—	—	—
Series 30	—	—	—
Series 31	—	—	—
Series 32	—	—	—
Series 33	—	—	—
Series 34	—	—	—
Series 35	—	—	—
Series 36	—	—	—
Series 37	—	—	—
Series 38	—	—	—
Series 39	—	—	744
Series 40	—	—	107,557
Series 41	—	3,688	164,458
Series 42	—	92,960	72,026
Series 43	—	116,777	—
Series 44	28,869	64,959	—
Series 45	99,721	—	—
Series 46	77,269	—	—

	$205,859	$278,384	$344,785

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2004 and 2003, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes.  During the year ended March 31, 2003, one of the operating limited partnerships owned by Series 24 was foreclosed on by the mortgage holder (see footnote I).  During the year ended March 31, 2004, Series 24 received the project back.  During the year ended March 31, 2004 the fund decided not to acquire a limited partnership interest in one of the operating limited partnerships owned by Series 42 and one of the operating limited partnerships owned by Series 43 as of March 31, 2003.  The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2004 and 2003 by series are as follows:

	2004	2003

Series 20	24	24
Series 21	14	14
Series 22	29	29
Series 23	22	22
Series 24	24	24
Series 25	22	22
Series 26	45	45
Series 27	16	16
Series 28	26	26
Series 29	22	22
Series 30	20	20
Series 31	27	27
Series 32	17	17
Series 33	10	10
Series 34	14	14
Series 35	11	11
Series 36	11	11
Series 37	7	7
Series 38	10	10
Series 39	9	9
Series 40	16	16
Series 41	23	20
Series 42	21	17
Series 43	21	16
Series 44	8	4
Series 45	24	—
Series 46	6	—

	499	453

Under the terms of the fund’s investment in each operating limited partnership, the fund is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations.  At March 31, 2004 and 2003, contributions are payable to operating limited partnerships as follows:

	2004	2003

Series 20	$388,026	$388,026
Series 21	457,642	457,642
Series 22	479,496	480,996
Series 23	117,796	117,796
Series 24	368,239	368,239
Series 25	943,704	943,704
Series 26	1,443,838	1,475,380
Series 27	39,749	39,749
Series 28	40,968	148,783
Series 29	86,718	304,770
Series 30	128,167	134,311
Series 31	695,771	705,771
Series 32	902,467	936,164
Series 33	202,285	202,285
Series 34	85,968	95,968
Series 35	603,740	603,740
Series 36	657,998	680,429
Series 37	155,363	1,944,309
Series 38	117,735	135,173
Series 39	—	161,805
Series 40	152,424	651,411
Series 41	838,164	2,284,064
Series 42	2,026,211	8,777,237
Series 43	4,608,555	9,830,712
Series 44	2,077,152	3,030,725
Series 45	9,227,492	—
Series 46	5,999,770	—

	$32,845,438	$34,899,189

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$583,273,097	$27,469,025	$12,370,665

Acquisition costs of operating limited partnerships	46,954,307	3,726,293	1,923,140

Cumulative distributions from operating limited partnerships	(825,536)	(97,071)	(31,581)

Impairment loss in investments in operating limited partnerships	(8,401,724)	(414,749)	(315,862)

Cumulative losses from operating limited partnerships	(184,258,840)	(20,731,540)	(12,418,850)

Investments in operating limited partnerships per balance sheet	436,741,304	9,951,958	1,527,512

	Total	Series 20	Series 21

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(39,900,657)	—	(336,415)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(7,359,790)	(444,246)	(110,624)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	2,775,473	404,710	651,466

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(11,999,720)	(719,823)	(7,715,728)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	2,050,881	249,367	174,071

Impairment loss in investments in operating limited partnerships	8,401,724	414,749	315,862

Other	(6,065,952)	(137,556)	(2,209)

Equity per operating limited partnerships’ combined financial statements	$384,643,263	$9,719,159	$(5,496,065)

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,290,375	$23,797,395	$15,097,387

Acquisition costs of operating limited partnerships	2,504,765	3,504,553	2,030,314

Cumulative distributions from operating limited partnerships	(78,230)	(26,828)	(61,178)

Impairment loss in investments in operating limited partnerships	(747,674)	(770,873)	(55,652)

Cumulative losses from operating limited partnerships	(11,985,396)	(12,233,103)	(9,147,961)

Investments in operating limited partnerships per balance sheet	7,983,840	14,271,144	7,862,910

	Series 22	Series 23	Series 24

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(482,084)	(11,581)	(30,158)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(484,368)	(436,119)	(516,941)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	259,228	179,850	95,695

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(501,239)	(27,231)	(203,502)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,346	46,426	61,209

Impairment loss in investments in operating limited partnerships	747,674	770,873	55,652

Other	(215,683)	(45,120)	83,913

Equity per operating limited partnerships’ combined financial statements	$7,423,714	$14,748,242	$7,408,778

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$21,938,066	$28,884,093	$16,974,723

Acquisition costs of operating limited partnerships	2,803,677	3,968,917	2,467,629

Cumulative distributions from operating limited partnerships	(68,482)	(96,731)	(38,713)

Impairment loss in investments in operating limited partnerships	(414,773)	(152,937)	(130,435)

Cumulative losses from operating limited partnerships	(10,207,447)	(10,378,138)	(5,367,982)

Investments in operating limited partnerships per balance sheet	14,051,041	22,225,204	13,905,222

	Series 25	Series 26	Series 27

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(286,910)	(108,982)	(316,117)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(689,409)	(73,143)	(369,748)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	335,542	123,194	205,532

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,199,349)	(404,771)	(720,146)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	46,911	195,682	—

Impairment loss in investment in operating limited partnerships	414,773	152,937	130,435

Other	(132,510)	(109,618)	55,242

Equity per operating limited partnerships’ combined financial statements	$12,540,089	$22,000,503	$12,890,420

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$28,566,056	$28,777,755	$19,299,719

Acquisition costs of operating limited partnerships	4,191,674	4,151,886	2,226,856

Cumulative distributions from operating limited partnerships	(112,323)	(24,012)	(51,607)

Impairment loss in investments in operating limited partnerships	—	(1,608,080)	(210,417)

Cumulative losses from operating limited partnerships	(8,897,718)	(11,822,288)	(5,920,738)

Investments in operating limited partnerships per balance sheet	23,747,689	19,475,261	15,343,813

	Series 28	Series 29	Series 30

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(303,861)	(215,662)	(135,225)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(596,128)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	129,668	265,241	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,284	7,355	7,712

Impairment loss in investments in operating limited partnerships	—	1,608,080	210,417

Other	(260,005)	(57,249)	3,310

Equity per operating limited partnerships’ combined financial statements	$22,764,722	$20,486,898	$15,194,326

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$31,876,958	$34,643,588	$19,377,023

Acquisition costs of operating limited partnerships	4,586,765	4,291,123	2,010,987

Cumulative distributions from operating limited partnerships	(25,454)	(55,628)	(5,833)

Impairment loss in investments in operating limited partnerships	(1,210,401)	(1,155,289)	(1,155,289)

Cumulative losses from operating limited partnerships	(12,631,543)	(9,744,551)	(4,477,476)

Investments in operating limited partnerships per balance sheet	22,596,325	27,979,243	15,749,412

	Series 31	Series 32	Series 33

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(152,073)	(1,881,019)	(1,561,054)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,741,159)	(624,017)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	125,347	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(40,695)	(316,487)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	80,765	42,262	9,684

Impairment loss in investments in operating limited partnerships	1,210,401	1,155,289	1,155,289

Other	(7,170)	(899,596)	(9,998)

Equity per operating limited partnerships’ combined financial statements	$23,735,300	$24,338,533	$14,719,316

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$25,655,628	$23,911,918	$15,357,291

Acquisition costs of operating limited partnerships	2,565,728	—	—

Cumulative distributions from operating limited partnerships	(2,987)	—	(7,858)

Impairment loss in investments in operating limited partnerships	(59,293)	—	—

Cumulative losses from operating limited partnerships	(7,553,297)	(5,259,992)	(3,823,595)

Investments in operating limited partnerships per balance sheet	20,605,779	18,651,926	11,525,838

	Series 34	Series 35	Series 36

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(137,814)	(270,100)	(14,791)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	(147,671)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	6,464	78,017	3,061

Impairment loss in investments in operating limited partnerships	59,293	—	—

Other	(138,571)	(155,993)	(111,165)

Equity per operating limited partnerships’ combined financial statements	$20,099,617	$18,303,850	$11,255,272

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,552,012	$18,925,934	$16,758,810

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(19,114)	(3,777)	(3,903)

Impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(3,352,690)	(3,254,902)	(3,233,569)

Investments in operating limited partnerships per balance sheet	15,180,208	15,667,255	13,521,338

	Series 37	Series 38	Series 39

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(155,365)	(117,635)	—

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	303,810	59,461	279,219

Impairment loss in investments in operating limited partnerships	—	—	—

Other	28,431	(388,510)	(202,022)

Equity per operating limited partnerships’ combined financial statements	$15,357,084	$15,220,571	$13,598,535

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$19,631,795	$21,814,284	$19,602,034

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(7,400)	(6,372)	—

Impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(2,361,323)	(3,285,842)	(2,021,952)

Investments in operating limited partnerships per balance sheet	17,263,072	18,522,070	17,580,082

	Series 40	Series 41	Series 42

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(33,764)	(1,037,954)	(1,520,089)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(3,078)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	78,811	1,049	27,021

Impairment loss in investments in operating limited partnerships	—	—	—

Other	(729,005)	(832,630)	(97,187)

Equity per operating limited partnerships’ combined financial statements	$16,579,114	$16,649,457	$15,989,827

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$26,801,950	$15,877,263	$22,608,037

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(454)	—	—

Impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(2,693,276)	(1,113,620)	(258,419)

Investments in operating limited partnerships per balance sheet	24,108,220	14,763,643	22,349,618

	Series 43	Series 44	Series 45

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(6,164,125)	(4,947,482)	(11,343,618)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	59,894	—	—

Impairment loss in investments in operating limited partnerships	—	—	—

Other	(953,549)	(172,033)	(354,590)

Equity per operating limited partnerships’ combined financial statements	$17,050,440	$9,644,128	$10,651,410

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$10,413,313

Acquisition costs of operating limited partnerships	—

Cumulative distributions from operating limited partnerships	—

Impairment loss in investments in operating limited partnerships	—

Cumulative losses from operating limited partnerships	(81,632)

Investments in operating limited partnerships per balance sheet	10,331,681

Series 46

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(8,336,779)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—

Impairment loss in investments in operating limited partnerships	—

Other	(224,879)

Equity per operating limited partnerships’ combined financial statements	$1,770,023

The fund’s investments in operating limited partnerships at March 31, 2003 is summarized as follows (Series 44 invested in operating limited partnerships subsequent to December 31, 2002):

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$531,954,496	$28,279,035	$12,370,665

Acquisition costs of operating limited partnerships	46,954,307	3,726,293	1,923,140

Cumulative distributions from operating limited partnerships	(666,861)	(87,309)	(31,145)

Impairment loss in investments in operating limited partnerships	(770,199)	—	—

Cumulative losses from operating limited partnerships	(152,588,298)	(19,242,249)	(11,868,784)

Investments in operating limited partnerships per balance sheet	424,883,445	12,675,770	2,393,876

	Total	Series 20	Series 21

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(36,350,574)	—	(336,415)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(7,536,203)	(444,246)	(110,624)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	2,775,473	404,710	651,466

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(9,394,342)	(345,946)	(6,847,429)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	1,614,157	249,367	174,071

Impairment loss in investments in operating limited partnerships	770,199	—	—

Other	(6,621,295)	(32,839)	(2,208)

Equity per operating limited partnerships’ combined financial statements	$370,140,860	$12,506,816	$(4,077,263)

The fund’s investments in operating limited partnerships at March 31, 2003 is summarized as follows (Series 44 invested in operating limited partnerships subsequent to December 31, 2002):

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,290,375	$23,797,395	$15,658,753

Acquisition costs of operating limited partnerships	2,504,765	3,504,553	2,030,314

Cumulative distributions from operating limited partnerships	(76,499)	(21,641)	(60,040)

Impairment loss in investments in operating limited partnerships	(404,691)	—	—

Cumulative losses from operating limited partnerships	(10,799,255)	(10,906,314)	(8,460,367)

Investments in operating limited partnerships per balance sheet	9,514,695	16,373,993	9,168,660

	Series 22	Series 23	Series 24

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(481,359)	(11,581)	(30,158)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(484,368)	(436,119)	(516,941)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	259,228	179,850	95,695

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(300,958)	—	(93,535)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,346	46,426	61,209

Impairment loss in investments in operating limited partnerships	404,691	—	—

Other	(214,531)	(36,701)	69,593

Equity per operating limited partnerships’ combined financial statements	$8,813,744	$16,115,868	$8,754,523

The fund’s investments in operating limited partnerships at March 31, 2003 is summarized as follows (Series 44 invested in operating limited partnerships subsequent to December 31, 2002):

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$21,940,130	$28,873,740	$16,975,431

Acquisition costs of operating limited partnerships	2,803,677	3,968,917	2,467,629

Cumulative distributions from operating limited partnerships	(58,304)	(81,185)	(34,237)

Impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(9,369,747)	(9,045,459)	(4,763,236)

Investments in operating limited partnerships per balance sheet	15,315,756	23,716,013	14,645,587

	Series 25	Series 26	Series 27

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(286,910)	(138,524)	(316,117)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(689,409)	(73,143)	(369,748)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	335,542	123,194	205,532

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(753,168)	(328,540)	(455,971)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	46,911	195,682	—

Impairment loss in investment in operating limited partnerships	—	—	—

Other	(136,206)	(112,945)	60,067

Equity per operating limited partnerships’ combined financial statements	$13,832,516	$23,381,737	$13,769,350

The fund’s investments in operating limited partnerships at March 31, 2003 is summarized as follows (Series 44 invested in operating limited partnerships subsequent to December 31, 2002):

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$28,566,056	$28,777,755	$19,306,955

Acquisition costs of operating limited partnerships	4,191,674	4,151,886	2,226,856

Cumulative distributions from operating limited partnerships	(83,870)	(13,101)	(44,047)

Impairment loss in investments in operating limited partnerships	—	(365,508)	—

Cumulative losses from operating limited partnerships	(7,489,384)	(10,100,132)	(4,827,830)

Investments in operating limited partnerships per balance sheet	25,184,476	22,450,900	16,661,934

	Series 28	Series 29	Series 30

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(392,653)	(255,440)	(224,965)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(772,541)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	129,668	265,241	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	5,653	7,355	6,620

Impairment loss in investments in operating limited partnerships	—	365,508	—

Other	(227,453)	(66,256)	3,109

Equity per operating limited partnerships’ combined financial statements	$24,034,638	$21,994,767	$16,210,997

The fund’s investments in operating limited partnerships at March 31, 2003 is summarized as follows (Series 44 invested in operating limited partnerships subsequent to December 31, 2002):

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$31,876,958	$34,641,446	$19,377,023

Acquisition costs of operating limited partnerships	4,586,765	4,291,123	2,010,987

Cumulative distributions from operating limited partnerships	(19,998)	(22,498)	—

Impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(10,787,615)	(7,815,116)	(3,653,235)

Investments in operating limited partnerships per balance sheet	25,656,110	31,094,955	17,734,775

	Series 31	Series 32	Series 33

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(452,179)	(1,907,370)	(1,536,996)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,741,159)	(624,017)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	125,347	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(268,795)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	80,765	42,262	2,652

Impairment loss in investments in operating limited partnerships	—	—	—

Other	11,156	(903,077)	(9,808)

Equity per operating limited partnerships’ combined financial statements	$25,343,599	$26,316,816	$15,566,606

The fund’s investments in operating limited partnerships at March 31, 2003 is summarized as follows (Series 44 invested in operating limited partnerships subsequent to December 31, 2002):

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$25,656,209	$23,911,120	$15,361,394

Acquisition costs of operating limited partnerships	2,565,728	—	—

Cumulative distributions from operating limited partnerships	(1,154)	—	(6,859)

Impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(5,980,674)	(4,143,439)	(2,868,522)

Investments in operating limited partnerships per balance sheet	22,240,109	19,767,681	12,486,013

	Series 34	Series 35	Series 36

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(300,928)	(270,100)	(37,221)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	8,576	85,185	3,061

Impairment loss in investments in operating limited partnerships	—	—	—

Other	(144,363)	(152,459)	(56,674)

Equity per operating limited partnerships’ combined financial statements	$21,507,860	$19,430,307	$12,395,179

The fund’s investments in operating limited partnerships at March 31, 2003 is summarized as follows (Series 44 invested in operating limited partnerships subsequent to December 31, 2002):

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,624,472	$18,919,672	$16,818,040

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(19,114)	(3,777)	(2,083)

Impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(2,451,601)	(2,257,195)	(2,085,584)

Investments in operating limited partnerships per balance sheet	16,153,757	16,658,700	14,730,373

	Series 37	Series 38	Series 39

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(1,839,232)	(138,836)	(66,798)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	216,609	78,521	116,387

Impairment loss in investments in operating limited partnerships	—	—	—

Other	(122,355)	(425,094)	(225,635)

Equity per operating limited partnerships’ combined financial statements	$14,408,779	$16,173,291	$14,554,327

The fund’s investments in operating limited partnerships at March 31, 2003 is summarized as follows (Series 44 invested in operating limited partnerships subsequent to December 31, 2002):

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$19,681,561	$20,958,917	$19,985,246

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(1,425,164)	(1,537,775)	(404,748)

Investments in operating limited partnerships per balance sheet	18,256,397	19,421,142	19,580,498

	Series 40	Series 41	Series 42

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(899,675)	(2,647,297)	(9,652,631)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	65,781	—	4,718

Impairment loss in investments in operating limited partnerships	—	—	—

Other	(811,972)	(901,655)	(99,405)

Equity per operating limited partnerships’ combined financial statements	$16,610,531	$15,872,190	$9,833,180

The fund’s investments in operating limited partnerships at March 31, 2003 is summarized as follows (Series 44 invested in operating limited partnerships subsequent to December 31, 2002):

	Series 43	Series 44

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,654,472	$4,651,676

Acquisition costs of operating limited partnerships	—	—

Cumulative distributions from operating limited partnerships	—	—

Impairment loss in investments in operating limited partnerships	—	—

Cumulative losses from operating limited partnerships	(304,873)	—

Investments in operating limited partnerships per balance sheet	18,349,599	4,651,676

	Series 43	Series 44

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(9,475,513)	(4,651,676)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—

Impairment loss in investments in operating limited partnerships	—	—

Other	(2,083,584)	—

Equity per operating limited partnerships’ combined financial statements	$6,790,502	$—

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2003 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,589,611,860	$66,943,136	$25,096,579
Construction in progress	15,372,231	—	—
Land	118,158,605	6,345,961	2,837,606
Other assets	130,128,546	5,929,117	2,267,217

	$1,853,271,242	$79,218,214	$30,201,402

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$1,093,893,247	$55,613,986	$27,356,402
Accounts payable and accrued expenses	42,338,940	2,953,719	2,261,617
Other liabilities	160,167,255	6,611,447	4,891,830

	1,296,399,442	65,179,152	34,509,849
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	384,643,263	9,719,159	(5,496,065)
Other partners	172,228,537	4,319,903	1,187,618

	556,871,800	14,039,062	(4,308,447)

	$1,853,271,242	$79,218,214	$30,201,402

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$65,300,031	$62,088,310	$50,214,904
Construction in progress	—	—	—
Land	4,242,201	3,957,131	3,941,855
Other assets	4,806,263	4,405,049	4,850,729

	$74,348,495	$70,450,490	$59,007,488

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$52,023,234	$41,778,217	$38,518,116
Accounts payable and accrued expenses	3,891,983	4,218,452	1,297,889
Other liabilities	3,444,821	5,286,103	4,359,294

	59,360,038	51,282,772	44,175,299
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	7,423,714	14,748,242	7,408,778
Other partners	7,564,743	4,419,476	7,423,411

	14,988,457	19,167,718	14,832,189

	$74,348,495	$70,450,490	$59,007,488

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$53,068,122	$79,013,403	$66,989,834
Construction in progress	—	—	—
Land	3,701,408	5,310,128	6,005,394
Other assets	6,533,291	8,093,711	6,372,008

	$63,302,821	$92,417,242	$79,367,236

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$36,087,397	$60,186,091	$51,297,566
Accounts payable and accrued expenses	2,213,777	1,667,962	980,877
Other liabilities	6,769,557	4,425,300	6,629,041

	45,070,731	66,279,353	58,907,484
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	12,540,089	22,000,503	12,890,420
Other partners	5,692,001	4,137,386	7,569,332

	18,232,090	26,137,889	20,459,752

	$63,302,821	$92,417,242	$79,367,236

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$68,065,123	$59,532,012	$48,534,592
Construction in progress	—	—	—
Land	5,523,586	2,841,806	2,658,139
Other assets	5,065,254	4,368,158	3,765,861

	$78,653,963	$66,741,976	$54,958,592

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$42,846,717	$39,818,909	$29,691,711
Accounts payable and accrued expenses	2,702,212	1,525,104	953,296
Other liabilities	3,146,675	3,750,269	3,923,303

	48,695,604	45,094,282	34,568,310
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	22,764,722	20,486,898	15,194,326
Other partners	7,193,637	1,160,796	5,195,956

	29,958,359	21,647,694	20,390,282

	$78,653,963	$66,741,976	$54,958,592

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$72,609,770	$73,457,704	$61,300,164
Construction in progress	—	—	—
Land	4,509,212	4,333,042	5,245,180
Other assets	7,713,341	5,099,857	3,721,416

	$84,832,323	$82,890,603	$70,266,760

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$53,180,088	$44,215,656	$35,947,653
Accounts payable and accrued expenses	1,559,822	1,243,675	896,949
Other liabilities	6,324,596	5,739,543	3,202,856

	61,064,506	51,198,874	40,047,458
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	23,735,300	24,338,533	14,719,316
Other partners	32,517	7,353,196	15,499,986

	23,767,817	31,691,729	30,219,302

	$84,832,323	$82,890,603	$70,266,760

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$66,975,769	$55,607,058	$49,766,375
Construction in progress	—	—	—
Land	5,358,490	3,734,936	2,883,167
Other assets	4,211,758	3,212,805	2,909,078

	$76,546,017	$62,554,799	$55,558,620

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$46,271,797	$27,983,180	$34,190,903
Accounts payable and accrued expenses	1,096,348	828,762	851,842
Other liabilities	4,671,506	6,760,893	3,391,537

	52,039,651	35,572,835	38,434,282
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	20,099,617	18,303,850	11,255,272
Other partners	4,406,749	8,678,114	5,869,066

	24,506,366	26,981,964	17,124,338

	$76,546,017	$62,554,799	$55,558,620

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$50,660,827	$38,950,145	$33,557,852
Construction in progress	—	—	—
Land	2,423,561	2,253,007	1,909,789
Other assets	3,195,908	1,816,479	1,462,057

	$56,280,296	$43,019,631	$36,929,698

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$30,840,655	$18,506,149	$14,306,855
Accounts payable and accrued expenses	1,209,032	648,541	436,274
Other liabilities	2,431,464	1,657,851	1,685,801

	34,481,151	20,812,541	16,428,930
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	15,357,084	15,220,571	13,598,535
Other partners	6,442,061	6,986,519	6,902,233

	21,799,145	22,207,090	20,500,768

	$56,280,296	$43,019,631	$36,929,698

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$77,348,928	$119,685,764	$74,656,047
Construction in progress	—	—	—
Land	5,081,041	11,710,484	5,557,777
Other assets	3,506,052	7,222,876	7,421,296

	$85,936,021	$138,619,124	$87,635,120

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$50,108,317	$84,764,677	$45,192,660
Accounts payable and accrued expenses	1,201,059	1,910,204	1,314,341
Other liabilities	9,619,745	19,302,063	13,186,172

	60,929,121	105,976,944	59,693,173
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	16,579,114	16,649,457	15,989,827
Other partners	8,427,786	15,992,723	11,952,120

	25,006,900	32,642,180	27,941,947

	$85,936,021	$138,619,124	$87,635,120

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$72,041,797	$40,043,561	$52,062,018
Construction in progress	4,686,939	3,721,010	5,362,719
Land	6,552,632	3,121,556	5,389,192
Other assets	7,966,890	4,323,173	7,055,562

	$91,248,258	$51,209,300	$69,869,491

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$50,651,284	$33,829,479	$40,854,683
Accounts payable and accrued expenses	2,495,170	745,185	1,030,068
Other liabilities	15,051,614	5,216,779	7,380,964

	68,198,068	39,791,443	49,265,715
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	17,050,440	9,644,128	10,651,410
Other partners	5,999,750	1,773,729	9,952,366

	23,050,190	11,417,857	20,603,776

	$91,248,258	$51,209,300	$69,869,491

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$6,042,035
Construction in progress	1,601,563
Land	730,324
Other assets	2,833,340

$11,207,262

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$7,830,865
Accounts payable and accrued expenses	204,780
Other liabilities	1,306,231

9,341,876
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	1,770,023
Other partners	95,363

1,865,386

$11,207,262

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

13,481,969

$64,961,699

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2003 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$193,259,931	$12,303,905	$5,021,702
Interest and other	9,415,483	702,801	92,273

	202,675,414	13,006,706	5,113,975
Expenses
Interest	63,825,849	4,019,418	1,986,206
Depreciation and amortization	66,544,933	3,568,167	919,244
Taxes and insurance	28,702,536	1,708,500	795,988
Repairs and maintenance	30,510,189	2,462,365	1,121,422
Operating expenses	61,066,483	3,631,931	1,757,589
Other expenses	5,286,538	200,603	104,691

	255,936,528	15,590,984	6,685,140

NET LOSS	$(53,261,114)	$(2,584,278)	$(1,571,165)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(34,045,116)	$(1,872,487)	$(1,418,365)

Net loss allocated to other partners	$(19,215,998)	$(711,791)	$(152,800)

*                 Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 22	Series 23	Series 24
Revenue
Rent	$9,413,557	$8,407,910	$8,464,182
Interest and other	715,965	578,314	825,582

	10,129,522	8,986,224	9,289,764
Expenses
Interest	3,118,999	2,789,476	2,249,953
Depreciation and amortization	2,777,872	2,405,238	2,522,106
Taxes and insurance	1,518,910	1,322,195	1,230,903
Repairs and maintenance	1,925,557	1,584,427	1,568,220
Operating expenses	3,024,184	3,031,035	2,442,743
Other expenses	412,703	221,887	156,033

	12,778,225	11,354,258	10,169,958

NET LOSS	$(2,648,703)	$(2,368,034)	$(880,194)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,386,422)	$(1,354,020)	$(797,561)

Net income (loss) allocated to other partners	$(1,262,281)	$(1,014,014)	$(82,633)

*                 Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 25	Series 26	Series 27
Revenue
Rent	$11,140,501	$10,659,375	$9,015,583
Interest and other	263,802	556,754	319,608

	11,404,303	11,216,129	9,335,191
Expenses
Interest	2,557,397	2,710,505	3,089,716
Depreciation and amortization	2,711,954	3,244,358	2,567,466
Taxes and insurance	1,630,653	1,768,772	1,161,734
Repairs and maintenance	2,381,452	1,716,310	1,126,958
Operating expenses	3,477,247	3,164,108	2,196,267
Other expenses	122,177	275,938	264,719

	12,880,880	12,879,991	10,406,860

NET LOSS	$(1,476,577)	$(1,663,862)	$(1,071,669)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,283,881)	$(1,408,910)	$(868,921)

Net loss allocated to other partners	$(192,696)	$(254,952)	$(202,748)

*                 Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 28	Series 29	Series 30
Revenue
Rent	$9,192,308	$6,996,473	$6,157,457
Interest and other	216,866	272,096	221,348

	9,409,174	7,268,569	6,378,805
Expenses
Interest	2,874,073	1,965,974	1,596,330
Depreciation and amortization	3,018,124	2,650,050	1,937,968
Taxes and insurance	1,255,416	1,088,512	924,619
Repairs and maintenance	1,428,991	815,397	924,485
Operating expenses	2,704,175	2,332,226	2,238,230
Other expenses	113,870	188,797	262,956

	11,394,649	9,040,956	7,884,588

NET LOSS	$(1,985,475)	$(1,772,387)	$(1,505,783)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,408,334)	$(1,722,156)	$(1,092,908)

Net loss allocated to other partners	$(577,141)	$(50,231)	$(412,875)

*                 Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 31	Series 32	Series 33
Revenue
Rent	$9,970,491	$8,042,130	$6,918,149
Interest and other	282,673	337,282	264,888

	10,253,164	8,379,412	7,183,037
Expenses
Interest	2,046,035	2,266,637	2,283,594
Depreciation and amortization	3,248,833	3,493,730	2,831,424
Taxes and insurance	1,580,752	1,422,416	1,093,149
Repairs and maintenance	1,571,337	1,035,955	850,789
Operating expenses	3,242,143	2,474,575	1,872,693
Other expenses	480,739	246,650	76,121

	12,169,839	10,939,963	9,007,770

NET LOSS	$(1,916,675)	$(2,560,551)	$(1,824,733)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,884,623)	$(1,995,346)	$(824,241)

Net loss allocated to other partners	$(32,052)	$(565,205)	$(1,000,492)

*                 Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 34	Series 35	Series 36
Revenue
Rent	$7,424,248	$5,775,071	$5,643,147
Interest and other	420,010	362,487	492,981

	7,844,258	6,137,558	6,136,128
Expenses
Interest	2,447,678	1,805,734	2,335,228
Depreciation and amortization	3,090,341	2,215,964	2,049,983
Taxes and insurance	1,200,656	927,232	808,303
Repairs and maintenance	944,509	865,391	989,314
Operating expenses	2,059,590	1,700,199	1,910,557
Other expenses	118,468	148,174	135,979

	9,861,242	7,662,694	8,229,364

NET LOSS	$(2,016,984)	$(1,525,136)	$(2,093,236)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,572,623)	$(1,116,553)	$(1,102,744)

Net loss allocated to other partners	$(444,361)	$(408,583)	$(990,492)

*                 Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 37	Series 38	Series 39
Revenue
Rent	$5,611,289	$3,961,438	$3,081,678
Interest and other	139,220	132,272	115,270

	5,750,509	4,093,710	3,196,948
Expenses
Interest	1,479,116	1,215,309	892,650
Depreciation and amortization	2,306,070	1,768,419	1,547,143
Taxes and insurance	873,081	557,397	548,275
Repairs and maintenance	628,199	612,488	414,623
Operating expenses	1,776,745	1,260,230	1,229,834
Other expenses	57,288	100,099	143,458

	7,120,499	5,513,942	4,775,983

NET LOSS	$(1,369,990)	$(1,420,232)	$(1,579,035)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(901,089)	$(960,018)	$(1,120,343)

Net loss allocated to other partners	$(468,901)	$(460,214)	$(458,692)

*                 Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 40	Series 41	Series 42
Revenue
Rent	$7,724,711	$12,759,963	$7,535,858
Interest and other	309,358	633,653	294,082

	8,034,069	13,393,616	7,829,940
Expenses
Interest	3,367,859	6,035,976	3,076,528
Depreciation and amortization	2,939,012	4,756,280	2,792,146
Taxes and insurance	1,048,978	1,718,625	810,748
Repairs and maintenance	737,532	1,905,114	1,173,933
Operating expenses	1,973,525	3,662,988	2,597,670
Other expenses	102,621	289,517	190,564

	10,169,527	18,368,500	10,641,589

NET LOSS	$(2,135,458)	$(4,974,884)	$(2,811,649)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(864,601)	$(1,732,129)	$(1,617,204)

Net loss allocated to other partners	$(1,270,857)	$(3,242,755)	$(1,194,445)

*                 Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 43	Series 44	Series 45
Revenue
Rent	$5,176,352	$2,839,623	$3,585,984
Interest and other	219,440	468,527	169,135

	5,395,792	3,308,150	3,755,119
Expenses
Interest	2,808,152	1,359,574	1,286,000
Depreciation and amortization	2,305,442	1,286,928	1,530,800
Taxes and insurance	697,814	369,608	574,553
Repairs and maintenance	773,851	420,430	460,296
Operating expenses	2,542,078	1,471,443	1,122,428
Other expenses	288,859	530,781	52,807

	9,416,196	5,438,764	5,026,884

NET LOSS	$(4,020,404)	$(2,130,614)	$(1,271,765)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(2,285,966)	$(1,113,620)	$(258,419)

Net loss allocated to other partners	$(1,734,438)	$(1,016,994)	$(1,013,346)

*                 Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

Series 46
Revenue
Rent	$436,846
Interest and other	8,796

445,642
Expenses
Interest	161,732
Depreciation and amortization	59,871
Taxes and insurance	64,747
Repairs and maintenance	70,844
Operating expenses	170,050
Other expenses	39

527,283

NET LOSS	$(81,641)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(81,632)

Net loss allocated to other partners	$(9)

*                 Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

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

NOTE D - NOTES RECEIVABLE

Notes receivable at March 31, 2004 and 2003 consist of advance installments of $8,182,738 and $14,733,948, respectively, of capital contributions to operating limited partnerships.  The notes are comprised of noninterest bearing and interest bearing notes with rates ranging from prime to prime + 1%.  Prime was 4.00% and 4.25% as of March 31, 2004 and 2003, respectively.  These notes will be applied against future payments of capital contributions or paid upon demand.  The carrying value of the notes receivable at March 31, 2004 and 2003 approximates fair value.  The notes at March 31, 2004 and 2003 by series are as follows:

	2004	2003

Series 20	$—	$—
Series 21	457,639	457,639
Series 22	450,981	450,981
Series 23	—	—
Series 24	155,478	155,478
Series 25	—	—
Series 26	135,822	135,822
Series 27	—	—
Series 28	605,000	638,346
Series 29	20,935	20,935
Series 30	273,842	301,842
Series 31	655,675	655,675
Series 32	536,581	573,581
Series 33	74,696	111,787
Series 34	3,547	3,547
Series 35	322,784	322,784
Series 36	322,784	322,784
Series 37	155,490	1,810,486
Series 38	—	—
Series 39	—	—
Series 40	—	312,318
Series 41	50,000	372,883
Series 42	1,065,305	3,361,150
Series 43	1,317,945	3,361,995
Series 44	747,691	1,363,915
Series 45	830,543	—
Series 46	—	—

	$8,182,738	$14,733,948

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(47,864,097)	$(2,481,376)	$(1,333,928)

Operating limited partnership rents received in advance	(87,851)	(2,836)	6,241

Partnership fund management fee	5,542,514	—	—

Other	2,977,039	(111,559)	918,802

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(2,109,881)	(162,357)	(679,706)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(8,128,273)	(88,514)	(255,113)

Impairment loss not recognized for tax purposes	7,631,525	414,749	315,862

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	79,754	594,824	134,496

Income (loss) for tax return purposes, December 31, 2003	$(41,959,270)	$(1,837,069)	$(893,346)

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(1,825,424)	$(2,378,745)	$(967,714)

Operating limited partnership rents received in advance	5,617	(7,703)	(8,863)

Partnership fund management fee	368,242	225,840	254,591

Other	40,134	93,800	260,701

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(200,281)	(27,231)	(109,967)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(187,189)	(419,093)	(114,315)

Impairment loss not recognized for tax purposes	342,983	770,873	55,652

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	90,607	85,809	(289,257)

Income (loss) for tax return purposes, December 31, 2003	$(1,365,311)	$(1,656,450)	$(919,172)

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$(1,564,406)	$(1,910,450)	$(1,076,184)

Operating limited partnership rents received in advance	3,544	(7,400)	(6,854)

Partnership fund management fee	272,676	436,639	215,205

Other	240,141	38,613	(53,209)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(446,181)	(76,231)	(264,175)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(112,492)	(501,424)	(492,995)

Impairment loss not recognized for tax purposes	414,773	152,937	130,435

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(263,931)	(279,747)	(152,782)

Income (loss) for tax return purposes, December 31, 2003	$(1,455,876)	$(2,147,063)	$(1,700,559)

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(1,734,215)	$(3,277,673)	$(1,541,998)

Operating limited partnership rents received in advance	(884)	(26,584)	(395)

Partnership fund management fee	—	337,980	184,098

Other	265,486	159,254	(75,887)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(344,594)	(349,842)	(250,588)

Impairment loss not recognized for tax purposes	—	1,242,572	210,417

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(37,806)	(148,858)	(73,010)

Income (loss) for tax return purposes, December 31, 2003	$(1,852,013)	$(2,063,151)	$(1,547,363)

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(3,457,342)	$(3,466,460)	$(2,208,535)

Operating limited partnership rents received in advance	(12,267)	(9,671)	(7,475)

Partnership fund management fee	264,960	333,130	173,964

Other	(62,655)	24,465	(52,762)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(40,695)	47,692	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(319,258)	(185,332)	(151,637)

Impairment loss not recognized for tax purposes	1,210,401	1,155,289	1,155,289

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(76,506)	(110,010)	(52,972)

Income (loss) for tax return purposes, December 31, 2003	$(2,493,362)	$(2,210,897)	$(1,144,128)

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(1,986,784)	$(1,486,287)	$(1,216,341)

Operating limited partnership rents received in advance	(13,696)	(2,797)	41,542

Partnership fund management fee	293,195	228,360	160,597

Other	75,632	(49,208)	167,412

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	(147,671)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(235,784)	(392,291)	(320,508)

Impairment loss not recognized for tax purposes	59,293	—	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(30,411)	(152,609)	(5,501)

Income (loss) for tax return purposes, December 31, 2003	$(1,838,555)	$(1,854,832)	$(1,320,470)

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(1,213,997)	$(1,287,891)	$(1,400,093)

Operating limited partnership rents received in advance	(1,519)	(3,662)	(15,807)

Partnership fund management fee	204,873	164,401	136,800

Other	437,235	(11,023)	67,548

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(246,413)	(364,648)	(306,740)

Impairment loss not recognized for tax purposes	—	—	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(18,945)	(18,495)	(4,386)

Income (loss) for tax return purposes, December 31, 2003	$(838,766)	$(1,521,318)	$(1,522,678)

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(1,283,501)	$(2,189,363)	$(1,802,657)

Operating limited partnership rents received in advance	2,777	185	(19,096)

Partnership fund management fee	200,008	283,227	382,620

Other	(241,026)	883,010	183,402

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(3,078)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(298,318)	(545,475)	(295,937)

Impairment loss not recognized for tax purposes	—	—	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(13,870)	(38,134)	(219,790)

Income (loss) for tax return purposes, December 31, 2003	$(1,633,930)	$(1,609,628)	$(1,771,458)

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$(2,679,274)	$(1,342,776)	$(544,382)

Operating limited partnership rents received in advance	(248)	—	—

Partnership fund management fee	298,470	110,223	—

Other	71,221	(158,326)	(217,602)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(881,599)	(83,721)	(350,807)

Impairment loss not recognized for tax purposes	—	—	—

Tax exempt interest income	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	852,048	25,366	168,524

Income (loss) for tax return purposes, December 31, 2003	$(2,339,382)	$(1,449,234)	$(944,267)

Series 46
Net income (loss) for financial reporting purposes	$(206,301)

Operating limited partnership rents received in advance	—

Partnership fund management fee	12,415

Other	83,440

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(33,646)

Impairment loss not recognized for tax purposes	—

Tax exempt interest income	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	115,100

Income (loss) for tax return purposes, December 31, 2003	$(28,992)

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

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2004 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2003	$407,055,813	$9,365,351	$3,487,121

Operating limited partnerships acquired during the three month period ended March 31, 2004	5,422,306	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	11,999,720	719,823	7,715,728

Impairment loss in investment in operating limited partnerships	(7,631,525)	(414,749)	(315,862)

Historic tax credits - cumulative	978,267	570,617	—

Less share of loss - three months ended March 31, 2004	(2,775,473)	(404,710)	(651,466)

Other	21,692,196	115,626	(8,708,009)

Investments in operating limited partnerships - as reported	$436,741,304	$9,951,958	$1,527,512

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2003	$6,468,406	$11,884,923	$6,994,485

Operating limited partnerships acquired during the three month period ended March 31, 2004	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	501,239	27,231	203,502

Impairment loss in investment in operating limited partnerships	(342,983)	(770,873)	(55,652)

Historic tax credits - cumulative	223,537	—	—

Less share of loss - three months ended March 31, 2004	(259,228)	(179,850)	(95,695)

Other	1,392,869	3,309,713	816,270

Investments in operating limited partnerships - as reported	$7,983,840	$14,271,144	$7,862,910

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2003	$12,680,159	$18,370,357	$11,086,103

Operating limited partnerships acquired during the three month period ended March 31, 2004	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,199,349	404,771	720,146

Impairment loss in investment in operating limited partnerships	(414,773)	(152,937)	(130,435)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2004	(335,542)	(123,194)	(205,532)

Other	921,848	3,726,207	2,434,940

Investments in operating limited partnerships - as reported	$14,051,041	$22,225,204	$13,905,222

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2003	$22,544,600	$19,636,111	$13,464,600

Operating limited partnerships acquired during the three month period ended March 31, 2004	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	(1,242,572)	(210,417)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2004	(129,668)	(265,241)	—

Other	1,332,757	1,346,963	2,089,630

Investments in operating limited partnerships - as reported	$23,747,689	$19,475,261	$15,343,813

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2003	$20,830,880	$27,661,743	$15,660,433

Operating limited partnerships acquired during the three month period ended March 31, 2004	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	40,695	316,487	—

Impairment loss in investment in operating limited partnerships	(1,210,401)	(1,155,289)	(1,155,289)

Historic tax credits - cumulative	—	184,113	—

Less share of loss - three months ended March 31, 2004	(125,347)	—	—

Other	3,060,498	972,189	1,244,268

Investments in operating limited partnerships - as reported	$22,596,325	$27,979,243	$15,749,412

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2003	$18,971,494	$16,874,528	$10,510,548

Operating limited partnerships acquired during the three month period ended March 31, 2004	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	147,671

Impairment loss in investment in operating limited partnerships	(59,293)	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2004	—	—	—

Other	1,693,578	1,777,398	867,619

Investments in operating limited partnerships - as reported	$20,605,779	$18,651,926	$11,525,838

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2003	$15,003,165	$14,598,292	$12,910,940

Operating limited partnerships acquired during the three month period ended March 31, 2004	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2004	—	—	—

Other	177,043	1,068,963	610,398

Investments in operating limited partnerships - as reported	$15,180,208	$15,667,255	$13,521,338

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2003	$16,567,485	$17,621,211	$17,111,030

Operating limited partnerships acquired during the three month period ended March 31, 2004	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	3,078	—

Impairment loss in investment in operating limited partnerships	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2004	—	—	—

Other	695,587	897,781	469,052

Investments in operating limited partnerships - as reported	$17,263,072	$18,522,070	$17,580,082

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2003	$24,069,938	$16,489,989	$19,993,526

Operating limited partnerships acquired during the three month period ended March 31, 2004	—	—	5,422,306

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2004	—	—	—

Other	38,282	(1,726,346)	(3,066,214)

Investments in operating limited partnerships - as reported	$24,108,220	$14,763,643	$22,349,618

Series 46
Investments in operating limited partnerships - tax return December 31, 2003	$6,198,395

Operating limited partnerships acquired during the three month period ended March 31, 2004	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—

Impairment loss in investment in operating limited partnerships	—

Historic tax credits - cumulative	—

Less share of loss - three months ended March 31, 2004	—

Other	4,133,286

Investments in operating limited partnerships - as reported	$10,331,681

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2003 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2002	$390,269,813	$12,148,677	$4,343,316

Operating limited partnerships acquired during the three month period ended March 31, 2003	1,304,078	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	9,394,342	345,946	6,847,429

Historic tax credits - cumulative	794,154	570,617	—

Less share of loss - three months ended March 31, 2003	(2,775,473)	(404,710)	(651,466)

Other	25,896,531	15,240	(8,145,403)

Investments in operating limited partnerships - as reported	$424,883,445	$12,675,770	$2,393,876

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2002	$7,797,721	$13,582,126	$8,217,082

Operating limited partnerships acquired during the three month period ended March 31, 2003	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	300,958	—	93,535

Historic tax credits - cumulative	223,537	—	—

Less share of loss - three months ended March 31, 2003	(259,228)	(179,850)	(95,695)

Other	1,451,707	2,971,717	953,738

Investments in operating limited partnerships - as reported	$9,514,695	$16,373,993	$9,168,660

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2002	$13,841,526	$20,252,587	$12,512,310

Operating limited partnerships acquired during the three month period ended March 31, 2003	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	753,168	328,540	455,971

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2003	(335,542)	(123,194)	(205,532)

Other	1,056,604	3,258,080	1,882,838

Investments in operating limited partnerships - as reported	$15,315,756	$23,716,013	$14,645,587

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2002	$24,087,706	$21,584,242	$14,893,877

Operating limited partnerships acquired during the three month period ended March 31, 2003	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2003	(129,668)	(265,241)	—

Other	1,226,438	1,131,899	1,768,057

Investments in operating limited partnerships - as reported	$25,184,476	$22,450,900	$16,661,934

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2002	$23,111,051	$29,665,463	$16,680,498

Operating limited partnerships acquired during the three month period ended March 31, 2003	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	268,795	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2003	(125,347)	—	—

Other	2,670,406	1,160,697	1,054,277

Investments in operating limited partnerships - as reported	$25,656,110	$31,094,955	$17,734,775

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2002	$20,006,755	$18,276,918	$11,625,848

Operating limited partnerships acquired during the three month period ended March 31, 2003	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2003	—	—	—

Other	2,233,354	1,490,763	860,165

Investments in operating limited partnerships - as reported	$22,240,109	$19,767,681	$12,486,013

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2002	$15,662,758	$15,888,701	$14,309,713

Operating limited partnerships acquired during the three month period ended March 31, 2003	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2003	—	—	—

Other	490,999	769,999	420,660

Investments in operating limited partnerships - as reported	$16,153,757	$16,658,700	$14,730,373

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2002	$17,832,411	$18,644,417	$18,529,983

Operating limited partnerships acquired during the three month period ended March 31, 2003	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2003	—	—	—

Other	423,986	776,725	1,050,515

Investments in operating limited partnerships - as reported	$18,256,397	$19,421,142	$19,580,498

	Series 43	Series 44
Investments in operating limited partnerships - tax return December 31, 2002	$14,370,320	$2,403,807

Operating limited partnerships acquired during the three month period ended March 31, 2003	1,304,078	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—

Historic tax credits - cumulative	—	—

Less share of loss - three months ended March 31, 2003	—	—

Other	2,675,201	2,247,869

Investments in operating limited partnerships - as reported	$18,349,599	$4,651,676

NOTE F - INVESTMENTS AVAILABLE-FOR-SALE

At March 31, 2004, the amortized cost and fair value of investments available-for-sale are as follows:

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Tax-exempt municipal bonds	$20,566,620	$33,800	$—	$20,600,420

	$20,566,620	$33,800	$—	$20,600,420

The amortized cost and fair value of investments available-for-sale by maturity as of March 31, 2004 is shown below:

	Amortized cost	Fair value

Due in one year or less	$902,194	$896,504
Due in one year through five years	18,839,093	18,878,260
Due in more than 10 years	825,333	825,656

	$20,566,620	$20,600,420

Proceeds from sales and maturities of investments during the year ended March 31, 2004 were $2,066,000, resulting in a realized loss of $31,614, included in interest income.

The tax-exempt coupon rates for the investments held during the year ranged from 1.00% to 6.25%.

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

NOTE G - CASH EQUIVALENTS

On March 31, 2004 and 2003, the fund purchased $16,750,000 and $20,150,000 of U.S. Government Securities under agreements for resale on April 1, 2004 and April 1, 2003, respectively.  Interest is earned at rates ranging from 0.4% to 0.6% per annum.

Cash equivalents of $16,256,045 and $5,732,162 as of March 31, 2004 and 2003, respectively, include tax-exempt sweep accounts and money market accounts with interest rates ranging from 0.40% to 0.99% per annum.

NOTE H - LINE OF CREDIT

During the years ended March 31, 2004 and 2003, the partnership had a line of credit with a bank in the amount of $40,000,000, of which $0 was outstanding as of March 31, 2004 and 2003.  The partnership drew down the line and repaid it within each fiscal year.  The line bore interest at the prime rate (4.00% and 4.25% at March 31, 2004 and 2003, respectively) plus .25%.  Interest was payable monthly.  During the years ended March 31, 2004 and 2003, $22,544 and $196,831, respectively, of interest was incurred and paid.  As of March 31, 2004 and 2003, interest of $22,544 and $112,892, respectively, is included in investments in operating limited partnerships and $0 and $83,939, respectively, is included in other assets.  The line was guaranteed by Boston Capital Holdings, L.P. and various affiliates.  As of March 31, 2004, the partnership was no longer a party to the line.

NOTE I - CONTINGENCIES

M.R.H., L.P., an operating limited partnership, received a 60-day letter issued by the IRS proposing to reduce the amount of low-income housing tax credits allowable because it asserts that certain fees and other expenditures were not includible in the eligible basis of the property.  The 60-day letter was the result of an IRS audit of the operating limited partnership’s books and records.  As a result of their audit, the IRS has proposed an adjustment that would disallow approximately 18% of past and future tax credits.  The adjustment will also include interest.  The Investment General Partner and its counsel, along with the Operating General Partner and its counsel, filed an appeal on June 30, 2003 which was denied on March 24, 2004.  The Investment General Partner and the Operating General Partner have petitioned the tax court.  Consequently, the ultimate impact to the fund for this matter cannot be determined and no adjustment has been made in the accompanying financial statements.

The fund has invested in nine operating partnerships in which the general partner of the operating limited partnerships has been found guilty of wire fraud and conspiracy to commit equity skimming in connection with the cost certifications of these properties.  The investment balances in these properties total $4,503,994 at March 31, 2004.  The fund has recorded tax credit adjusters totaling $455,575 at March 31, 2004 for what it believes is the impact of this matter.  The tax credit adjuster receivable is expected to be funded from an escrow provided to an affiliate of the fund by the general partner of the operating limited partnerships but there can be no assurance that there will be sufficient funds in the escrow account to satisfy all receivables.  The Internal Revenue Service is in the process of reviewing the revised cost certifications at the operating partnership level.  Consequently, the ultimate impact to the fund for this matter cannot be determined and no additional provision has been made in the accompanying financial statements.

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

San Diego/Fox Hollow, L.P., an operating limited partnership, and its limited partners and affiliates had filed a lawsuit against the former Operating General Partner and its affiliates for breaches of various agreements.  The former Operating General Partner and its affiliates filed a counter lawsuit against the operating limited partnership, its limited partners and affiliates.  A bench trial was conducted during the period April 6 through May 12, 2004, before the Superior Court of California - County of San Diego.  A Tentative Decision was filed by the court on May 18, 2004.  In its Tentative Decision the Court found the former Operating General Partner to have been in material breach and that the removal of the Operating General Partner was proper and effective.  The court was not able to complete its computation of damages and requested additional information from one of the Plaintiff’s expert witnesses.  The requested information is being prepared to assist the court in the determination of the amount of the damage award.  San Diego/Fox Hollow, L.P. and its Limited Partner, BCP/Fox Hollow LLC, are preparing a separate motion to the court for recovery of legal fees in connection with the dispute.  The Investment General Partner continues to monitor this situation and does not anticipate an outcome that will have a material adverse effect on the financial statements.  Accordingly, no adjustment has been made in the accompanying financial statements.

NOTE J - QUARTERLY FINANCIAL INFORMATION - UNAUDITED

The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2004

Total revenue	$104,622	$228,235	$414,942	$450,112

Loss from operations	(1,697,226)	(2,199,077)	(2,211,198)	(9,676,622)

Share of losses from operating limited partnerships	(6,002,081)	(5,511,450)	(5,414,083)	(15,152,360)

Net loss	(7,699,307)	(7,710,527)	(7,625,281)	(24,828,982)

2003

Total revenue	$259,474	$142,336	$294,586	$414,838

Loss from operations	(1,453,307)	(1,923,525)	(1,698,902)	(2,446,996)

Share of losses from operating limited partnerships	(5,771,092)	(6,486,339)	(6,148,954)	(8,433,889)

Net loss	(7,224,399)	(8,409,864)	(7,847,856)	(10,880,885)

2002

Total revenue	$218,471	$206,062	$335,241	$166,665

Loss from operations	(1,266,160)	(1,753,034)	(1,621,962)	(1,510,167)

Share of losses from operating limited partnerships	(5,781,968)	(5,671,369)	(5,640,259)	(12,999,836)

Net loss	(7,048,128)	(7,424,403)	(7,262,221)	(14,510,003)

Boston Capital Tax Credit Fund IV LP - Series 20
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed
2730 LAFFERTY ST	4,913,590	435,550	3,717,895	4,174,898	435,550	7,892,793	8,328,343	3,586,156	09/95	06/94	5-27.5
ASHBURY APTS	1,250,000	148,007	2,158,237	97,447	148,007	2,255,684	2,403,691	735,022	06/94	04/94	5-27.5
BENNETS PT	1,323,685	71,749	1,557,622	22,553	71,749	1,580,175	1,651,924	588,804	08/94	03/94	5-27.5
BRADLEY ELDERLY	787,459	4,000	986,204	(11,132)	4,000	975,072	979,072	332,265	03/95	08/94	5-27.5
BREEZE COVE	1,815,519	128,751	5,333,835	34,529	128,751	5,368,364	5,497,115	2,045,973	10/94	05/94	5-27.5
CASCADES COMMONS	14,079,951	5,131,293	2,743,532	23,525,751	3,375,809	26,269,283	29,645,092	7,581,596	10/95	06/94	5-27.5
CLARKESVILLE ESTATES	682,642	28,550	838,235	21,154	28,550	859,389	887,939	385,503	09/94	06/94	5-27.5
COLLEGE GREEN	3,695,262	225,000	6,813,536	59,234	225,000	6,872,770	7,097,770	2,327,103	08/95	03/95	5-27.5
CONCORDIA HOUSING	1,446,125	0	1,997,510	1,894	0	1,999,404	1,999,404	484,505	07/95	08/94	10-40
COUSHATTA SR II	702,539	25,700	904,920	2,640	25,700	907,560	933,260	226,658	03/94	05/94	5-27.5
CYNTHIANA HOUSING	734,960	32,117	1,016,135	678,695	32,117	1,694,830	1,726,947	627,859	04/95	10/94	5-27.5
EAST DOUGLAS	2,047,428	23,913	2,593,259	1,460,043	23,913	4,053,302	4,077,215	1,228,367	12/95	07/94	5-27.5
EDISON LANE	710,581	6,900	951,249	1,156	6,900	952,405	959,305	309,164	10/95	09/94	5-27.5
EVERGREEN HILLS	2,711,665	157,537	4,337,312	574,887	157,537	4,912,199	5,069,736	1,968,172	01/95	08/94	5-27.5
FAIR OAKS	1,397,266	123,600	1,767,207	2,368	125,000	1,769,575	1,894,575	599,369	05/95	07/94	5-27.5
FLORAL ACRES	1,018,798	148,672	1,187,134	28,441	148,672	1,215,575	1,364,247	279,591	08/94	05/94	5-27.5
FOREST GLEN	1,313,071	84,800	1,663,592	5,199	109,800	1,668,791	1,778,591	600,631	02/95	07/94	5-27.5
FRANKLINTON ELDERLY	1,670,262	64,300	2,074,319	11,312	64,300	2,085,631	2,149,931	486,699	10/94	04/94	5-50
GOLDENROD LTD	7,043,538	800,000	13,425,210	127,646	770,000	13,552,856	14,322,856	4,509,442	06/95	04/94	5-27.5
HARRISONBURG	676,481	10,160	877,026	0	10,160	877,026	887,186	230,665	01/94	05/94	7-40
NORTHFIELD	2,787,981	192,208	4,326,388	2,210,490	193,208	6,536,878	6,730,086	2,151,179	05/95	06/94	5-27.5

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed
PARKSIDE HOUSING	635,449	80,000	943,917	51,750	80,000	995,667	1,075,667	366,693	01/94	12/94	5-27.5
SHADY LANE	927,350	60,000	1,157,181	174,280	60,000	1,331,461	1,391,461	313,845	10/93	05/94	5-27.5
VIRGINIA AVENUE	1,242,384	121,238	3,510,339	9,654	121,238	3,519,993	3,641,231	1,238,286	10/94	10/94	5-27.5

	55,613,986	8,104,045	66,881,794	33,264,889	6,345,961	100,146,683	106,492,644	33,203,547

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 20

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/94		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	47,152,331
Improvements, etc	0
Other	0
		$47,152,331
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$47,152,331
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	6,999,847
Improvements, etc	50,521,023
Other	0
		$57,520,870
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$104,673,201
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	718,412
Other	0
		$718,412
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$105,391,613

Balance at close of period - 3/31/97		$105,391,613
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	286,982
Other	0
		$286,982
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$105,678,595
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	152,834
Other	0
		$152,834
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$105,831,429
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	55,995
Other	0
		$55,995
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$105,887,424

Balance at close of period - 3/31/00		$105,887,424
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,819
Other	0
		$90,819
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$105,978,243
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	124,625
Other	0
		$124,625
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$106,102,868
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	277,236
Other	0
		$277,236
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$106,380,104

Balance at close of period - 3/31/03		$106,380,104
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	112,540
Other	0
		$112,540
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$106,492,644

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/94		$0
Current year expense	$509,226
Balance at close of period - 3/31/95		$509,226
Current year expense	$2,750,192
Balance at close of period - 3/31/96		$3,259,418
Current year expense	$3,936,515
Balance at close of period - 3/31/97		$7,195,933
Current year expense	$3,837,060
Balance at close of period - 3/31/98		$11,032,933
Current year expense	$3,805,824
Balance at close of period - 3/31/99		$14,838,817
Current year expense	$3,729,052
Balance at close of period - 3/31/99		$18,567,869
Current year expense	$3,774,641
Balance at close of period - 3/31/01		$22,342,510
Current year expense	$3,752,932
Balance at close of period - 3/31/02		$26,095,442
Current year expense	$3,598,241
Balance at close of period - 3/31/03		$29,693,683
Current year expense	$3,509,864
Balance at close of period - 3/31/04		$33,203,547

Boston Capital Tax Credit Fund II Limited Partnership - Series 21
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed
ATLANTIC CITY	5,175,000	100,000	8,334,766	(8,334,766)	0	0	0	0	10/95	09/94	5-27.5
BLACK RIVER RUN	1,166,046	15,000	2,171,360	20,606	15,000	2,191,966	2,206,966	574,229	12/94	10/94	5-27.5
CAMPTON HOUSING	1,006,764	74,511	1,256,245	38,703	74,511	1,294,948	1,369,459	332,226	10/94	08/94	5-40
CATTARAGUS MANOR	1,080,851	56,630	1,238,241	194,605	56,630	1,432,846	1,489,476	347,537	04/95	08/94	5-27.5
CENTRUM FAIRFAX	5,657,528	1,160,250	7,247,614	(142,692)	1,160,250	7,104,922	8,265,172	1,477,834	09/95	11/94	5-30
CENTRUM FREDERICK	4,689,852	1,380,000	6,922,259	(86,761)	1,080,000	6,835,498	7,915,498	1,474,291	09/95	10/94	5-27.5
FORT HALIFAX	1,095,166	120,000	1,324,762	280,993	121,200	1,605,755	1,726,955	475,778	01/95	09/94	5-27.5
HAVELOCK MANOR	1,818,004	120,000	2,194,078	16,121	120,000	2,210,199	2,330,199	560,675	10/95	12/94	5-27.5
HOLLY VILLAGE	704,960	15,270	962,236	8,626	15,270	970,862	986,132	330,328	06/95	08/94	5-27.5
LIVE OAK VILLAGE	752,264	63,210	899,606	29,036	63,210	928,642	991,852	215,750	07/95	10/94	6-40
LOOKOUT RIDGE	602,117	62,000	1,639,096	0	62,000	1,639,096	1,701,096	536,427	12/94	12/94	5-27.5
PINEDALE II	1,305,866	27,906	2,876,158	8,568	12,906	2,884,726	2,897,632	738,317	12/94	10/94	5-27.5
PUMPHOUSE CROSSING	1,191,754	10,000	2,431,087	15,520	10,000	2,446,607	2,456,607	645,204	12/94	10/94	5-27.5
TOWERVIEW
	1,110,230	46,629	1,571,026	86,630	46,629	1,657,656	1,704,285	398,548	05/95	11/94	5-27.5
	27,356,402	3,251,406	41,068,534	(7,864,811)	2,837,606	33,203,723	36,041,329	8,107,144

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 21

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/94		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,011,014
Improvements, etc	0
Other	0
		$14,011,014
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$14,011,014
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	31,821,601
Improvements, etc	693,221
Other	0
		$32,514,822
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$46,525,836
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	102,815
Other	0
		$102,815
Deductions during period:
Cost of real estate sold	$(1,512,675)
Other	(193,671)
		$(1,706,346)
Balance at close of period - 3/31/97		$44,922,305

Balance at close of period - 3/31/97		$44,922,305
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	108,749
Other	0
		$108,749
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$45,031,054
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	77,404
Other	0
		$77,404
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$45,108,458
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	135,007
Other	0
		$135,007
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$45,243,465

Balance at close of period - 3/31/00			$45,243,465
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	38,153
Other	0
			$38,153
Deductions during period:
Cost of real estate sold	$0
Other	0
		$
Balance at close of period - 3/31/01			$45,281,618
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	46,621
Other	0
			$46,621
Deductions during period:
Cost of real estate sold	$0
Other	(9,396,711)
			$(9,396,711)
Balance at close of period - 3/31/02			$35,931,528
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	49,741
Other	0
			$49,741
Deductions during period:
Cost of real estate sold	$0
Other	0
			$0
Balance at close of period - 3/31/03			$35,981,269

Balance at close of period - 3/31/03		$35,981,269
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	60,060
Other	0
		$60,060
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$36,041,329

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/94		$0
Current year expense	$117,569
Balance at close of period - 3/31/95		$117,569
Current year expense	$790,213
Balance at close of period - 3/31/96		$907,782
Current year expense	$1,104,203
Balance at close of period - 3/31/97		$2,011,985
Current year expense	$1,204,163
Balance at close of period - 3/31/98		$3,216,148
Current year expense	$1,204,255
Balance at close of period - 3/31/99		$4,420,403
Current year expense	$1,205,452
Balance at close of period - 3/31/00		$5,625,855
Current year expense	$1,193,549
Balance at close of period - 3/31/01		$6,819,404
Current year expense	$(503,421)
Balance at close of period - 3/31/02		$6,315,983
Current year expense	$899,792
Balance at close of period - 3/31/03		$7,215,775
Current year expense	$891,369
Balance at close of period - 3/31/04		$8,107,144

Boston Capital Tax Credit Fund IV Limited Partnership - Series 22
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	is computed
ALBAMARLE VILLAGE	1,422,836	91,280	1,720,443	23,286	91,280	1,743,729	1,835,009	646,950	09/94	09/94	5-27.5
BAYOU CROSSING	8,581,322	867,209	16,061,472	74,388	857,500	16,135,860	16,993,360	3,590,581	01/96	11/94	12-39
BELLWOOD LP	1,231,153	64,715	1,505,852	83,954	64,715	1,589,806	1,654,521	367,254	07/95	09/95	5-27.5
BIRCH RIDGE	2,800,000	178,000	0	5,681,149	178,000	5,681,149	5,859,149	1,222,364	03/96	01/95	5-40
BLACK RIVER RUN	1,166,046	15,000	2,171,360	20,606	15,000	2,191,966	2,206,966	574,229	12/94	04/95	5-27.5
CLARENDON COURT	1,430,848	41,930	1,799,906	3,125	41,930	1,803,031	1,844,961	610,317	04/95	10/94	7-27.5
COBBLESTONE	1,396,533	79,567	1,679,627	7,902	79,567	1,687,529	1,767,096	624,519	05/94	01/95	5-27.5
CONCORDIA II	1,475,804	169,820	1,854,563	3,813	179,040	1,858,376	2,037,416	464,225	11/95	01/95	10-40
CONCORDIA III	1,463,892	0	0	1,904,262	172,090	1,904,262	2,076,352	458,622	12/95	02/95	10-40
CRYSTAL CITY FESTUS	1,334,900	120,732	3,137,651	56,659	120,732	3,194,310	3,315,042	1,030,224	11/95	01/95	5-27.5
DRAKES BRANCH	1,249,614	75,473	1,511,490	(49,106)	75,473	1,462,384	1,537,857	505,003	06/95	01/95	5-27.5
EDMOND PROP	3,718,412	160,000	0	7,037,006	160,000	7,037,006	7,197,006	1,716,065	03/96	11/94	5-27.5
ELKS TOWER	806,016	10,000	1,344,357	304,288	10,000	1,648,645	1,658,645	383,623	12/96	10/95	27.5
FONDA LP	1,007,216	25,000	1,310,014	61,491	25,000	1,371,505	1,396,505	507,062	10/94	12/94	5-27.5
GOLDENROD	7,043,538	770,000	13,323,746	229,110	770,000	13,552,856	14,322,856	4,509,442	06/95	03/95	7-27.5
KIMBARK 1200	1,950,493	495,120	3,102,192	72,433	495,120	3,174,625	3,669,745	655,587	12/95	09/95	40
LAKE STREET	1,343,155	20,000	1,846,543	80,799	20,000	1,927,342	1,947,342	456,314	09/95	04/95	5-27.5
LAKE CITY	1,271,588	111,455	1,532,535	0	111,455	1,532,535	1,643,990	329,953	08/98	06/98	5-27.5
LOST TREE	1,527,550	85,000	4,510,201	21,434	85,000	4,531,635	4,616,635	1,126,238	06/95	04/95	5-27.5
MARKSVILLE SQUARE	946,794	66,000	250,449	1,001,890	66,000	1,252,339	1,318,339	260,698	01/96	01/95	5-40
PHILADELPHIA HOUSING I	537,323	13,750	757,989	40,392	13,750	798,381	812,131	138,726	08/95	07/95	5-27.5

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	is computed
PHILADELPHIA HOUSING II	839,568	25,000	1,219,579	40,465	25,000	1,260,044	1,285,044	218,373	08/95	07/95	5-27.5
QUANKEY HILLS	995,875	51,368	1,189,397	4,656	51,368	1,194,053	1,245,421	411,500	03/95	01/95	5-27.5
RICHMOND HARDIN	818,539	55,000	2,143,538	42,119	55,232	2,185,657	2,240,889	769,949	02/95	12/94	5-27.5
ROXBURY VETERANS	715,700	0	0	1,288,143	27,956	1,288,143	1,316,099	348,073	05/97	12/96	5-27.5
SACRAMENTO APTS	428,926	18,000	575,442	0	18,000	575,442	593,442	183,559	09/95	08/95	5-27.5
SALEM LP	931,701	33,093	1,132,389	4,657	33,093	1,137,046	1,170,139	399,652	12/94	01/95	5-27.5
SWEDESBORO HOUSING	1,793,366	168,295	1,814,291	(22,821)	168,295	1,791,470	1,959,765	425,480	06/95	07/95	5-27.5
TROY VILLA	1,794,526	231,605	4,084,841	84,228	231,605	4,169,069	4,400,674	1,445,582	06/95	12/94	5-27.5
	52,023,234	4,042,412	71,579,867	18,100,328	4,242,201	89,680,195	93,922,396	24,380,164

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2003.

There we no carrying costs as of December 31, 2003. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP -Series 22

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/94		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,699,758
Improvements, etc	0
Other	0
		$2,699,758
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$2,699,758
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	75,121,060
Improvements, etc	15,793
Other	0
		$75,136,853
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0
Balance at close of period - 3/31/96		$77,836,611
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	16,438,316
Other	0
		$16,438,316
Deductions during period:
Cost of real estate sold	(3,852,006)
Other	0
		$(3,852,006)
Balance at close of period - 3/31/97		$90,422,921

Balance at close of period - 3/31/97		$90,422,921
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,217,148
Other	0
		$1,217,148
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$91,640,069
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	1,515,875
Improvements, etc	64,662
Other	0
		$1,580,537
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$93,220,606
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	186,728
Other	0
		$186,728
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$93,407,334

Balance at close of period - 3/31/00		$93,407,334
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	5,064
Other	0
		$5,064
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$93,412,398
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	122,651
Other	0
		$122,651
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$93,535,049
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	47,075
Other	0
		$47,075
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$93,582,124

Balance at close of period - 3/31/03		$93,582,124
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	340,272
Other	0
		$340,272
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$93,922,396

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/94		$0
Current year expense	$16,389
Balance at close of period - 3/31/95		$16,389
Current year expense	$1,685,278
Balance at close of period - 3/31/96		$1,701,667
Current year expense	$2,638,228
Balance at close of period - 3/31/97		$4,339,895
Current year expense	$2,931,844
Balance at close of period - 3/31/98		$7,271,739
Current year expense	$2,937,708
Balance at close of period - 3/31/99		$10,209,447
Current year expense	$2,916,355
Balance at close of period - 3/31/00		$13,125,802
Current year expense	$2,896,137
Balance at close of period - 3/31/01		$16,021,939
Current year expense	$2,866,482
Balance at close of period - 3/31/02		$18,888,421
Current year expense	$2,767,150
Balance at close of period - 3/31/03		$21,655,571
Current year expense	$2,724,593
Balance at close of period - 3/31/04		$24,380,164

Boston Capital Tax Credit Fund II Limited Partnership - Series 23
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed
BARLEE PROPERTIES	798,440	64,000	1,641,754	9,345	64,000	1,651,099	1,715,099	497,532	11/95	07/95	5-30
BAYOU CROSSING	8,581,322	857,500	16,061,472	74,388	857,500	16,135,860	16,993,360	3,590,581	01/96	02/95	12-39
BIRCH RIDGE	2,800,000	178,000	0	5,681,149	178,000	5,681,149	5,859,149	1,222,364	03/96	01/95	5-40
BRODERICK HOUSING	1,973,509	275,037	4,540,011	93,141	275,037	4,633,152	4,908,189	982,342	06/96	08/95	7-27.5
COLONNA REDEVELOPMENT	1,126,116	374,310	3,470,813	19,650	374,310	3,490,463	3,864,773	823,890	05/94	05/95	7-40
CONCORDIA II	1,475,804	169,820	1,854,563	3,813	179,040	1,858,376	2,037,416	464,225	11/95	01/95	10-40
CONCORDIA III	1,463,892	0	0	1,904,262	172,090	1,904,262	2,076,352	458,622	12/95	02/95	7-27.5
CRYSTAL CITY FESTUS	1,334,900	120,732	3,137,651	56,659	120,732	3,194,310	3,315,042	1,030,224	11/95	02/95	5-40
EDMOND PROP	3,718,412	160,000	0	7,037,006	160,000	7,037,006	7,197,006	1,716,065	03/96	11/94	5-40
HALLS FERRY APTS.	1,134,021	5,064	2,984,978	197,648	5,064	3,182,626	3,187,690	700,810	12/95	08/95	5-40
HURLEYVILLE	1,148,252	143,182	1,549,696	28,799	143,182	1,578,495	1,721,677	353,059	12/95	07/95	5-15
ITHACA I APTS.	629,500	37,945	808,775	11,363	37,945	820,138	858,083	208,494	07/95	11/95	7-27.5
KIMBARK 1200	1,950,493	495,120	3,102,192	72,433	495,120	3,174,625	3,669,745	655,587	12/95	09/95	5-40
MATHIS APTS.	896,576	25,819	1,176,999	34,988	25,819	1,211,987	1,237,806	270,765	01/95	01/95	5-40
MID CITY ASSOC	2,773,413	15,058	6,616,466	0	15,058	6,616,466	6,631,524	2,275,291	06/94	09/95	5-27.5
ORANGE GROVE	656,650	43,180	824,814	24,713	43,180	849,527	892,707	198,569	02/95	01/95	5-40
PHILMONT	1,477,588	40,000	1,885,476	46,111	40,000	1,931,587	1,971,587	660,087	05/95	05/95	5-40
SACRAMENTO SRO	2,435,547	0	0	5,393,217	133,000	5,393,217	5,526,217	1,098,210	12/96	09/95	7-39
SOUTH HILLS	1,791,267	131,000	1,261,754	2,640,295	131,000	3,902,049	4,033,049	874,948	02/96	06/95	5-40
ST. PETERS VILLA	1,703,602	425,974	0	3,488,776	425,974	3,488,776	3,914,750	1,109,442	03/96	07/95	5-27.5
VILLAGE WOODS	1,511,032	51,080	3,637,023	346,444	51,080	3,983,467	4,034,547	854,080	12/95	05/95	5-40
WOODLAND PROP	397,881	30,000	593,884	2,722	30,000	596,606	626,606	181,746	06/95	07/95	7-30
	41,778,217	3,642,821	55,148,321	27,166,922	3,957,131	82,315,243	86,272,374	20,226,933

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 23

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/95		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	58,791,142
Improvements, etc	0
Other	0
		$58,791,142
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$58,791,142
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	25,651,522
Improvements, etc	0
Other	0
		$25,651,522
Deductions during period:
Cost of real estate sold	$0
Other	(21,382)
		$(21,382)
Balance at close of period - 3/31/97		$84,421,282
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	874,764
Other	0
		$874,764
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$85,296,046

Balance at close of period - 3/31/98		$85,296,046
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	800,197
Other	0
		$800,197
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$86,096,243
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	62,167
Other	0
		$62,167
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$86,158,410
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	24,036
Other	0
		$24,036
Deductions during period:
Cost of real estate sold	$0
Other	(222,349)
		$(222,349)
Balance at close of period - 3/31/01		$85,960,097

Balance at close of period - 3/31/01		$85,960,097
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	197,306
Other	0
		$197,306
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$86,157,403
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,280
Other	0
		$56,280
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$86,213,683
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	58,691
Other	0
		$58,691
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$86,272,374

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/95		$0
Current year expense	$693,729
Balance at close of period - 3/31/96		$693,729
Current year expense	$2,288,171
Balance at close of period - 3/31/97		$2,981,900
Current year expense	$2,505,105
Balance at close of period - 3/31/98		$5,487,005
Current year expense	$2,518,829
Balance at close of period - 3/31/99		$8,005,834
Current year expense	$2,486,449
Balance at close of period - 3/31/00		$10,492,283
Current year expense	$2,490,673
Balance at close of period - 3/31/01		$12,982,956
Current year expense	$2,454,712
Balance at close of period - 3/31/02		$15,437,668
Current year expense	$2,423,093
Balance at close of period - 3/31/03		$17,860,761
Current year expense	$2,366,172
Balance at close of period - 3/31/04		$20,226,933

Boston Capital Tax Credit Fund IV LP-Series 24
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	is computed
AUTUMN RIDGE	1,515,491	125,347	0	1,767,778	125,347	1,767,778	1,893,125	480,715	01/97	07/96	5-27.5
BROOKS SUMMIT APTS.	1,108,333	44,000	0	1,459,753	44,000	1,459,753	1,503,753	429,259	11/97	12/95	5-27.5

BROWNSVILLE ASSOC	1,182,598	58,945	1,476,197	(247,402)	58,945	1,228,795	1,287,740	296,566	0.09	09/95	5-40
CENTENARY HOUSING	2,352,500	57,760	3,697,046	71,828	57,760	3,768,874	3,826,634	928,215	12/97	05/97	5-27.5
CENTURY EAST IV APTS.	604,142	90,000	984,989	32,083	90,000	1,017,072	1,107,072	260,185	08/95	08/95	5-40
CENTURY EAST V APTS.	604,142	90,000	982,504	36,247	90,000	1,018,751	1,108,751	257,565	09/95	11/95	5-40

COMMERCE PKWY	1,744,970	242,000	1,579,251	2,773,238	242,000	4,352,489	4,594,489	1,404,440	04/97	09/95	5-27.5
COOLIDGE PINAL	1,116,950	40,000	1,363,991	15,583	40,000	1,379,574	1,419,574	294,520	04/96	04/96	5-27.5
EDENFIELD	1,237,075	10,280	1,709,535	37,869	10,280	1,747,404	1,757,684	541,466	12/96	01/96	28
ELM STREET	1,611,861	183,547	3,715,562	122,585	183,547	3,838,147	4,021,694	735,498	01/96	01/96	5-27.5
JEREMY ASSOC	3,441,264	522,890	6,954,516	584,983	522,890	7,539,499	8,062,389	1,801,427	12/95	06/96	5-40
LAKE I APTS.	586,531	85,000	1,012,730	36,214	85,000	1,048,944	1,133,944	275,074	07/95	08/95	5-40
LAURELWOOD PARK	2,279,621	230,000	5,379,607	6,801	230,000	5,386,408	5,616,408	1,500,945	10/96	02/96	5-27.5
LOS LUNAS	215,000	150,000	2,280,094	(38,848)	150,000	2,241,246	2,391,246	658,366	06/96	08/96	5-27.5
NEW HILLTOP	1,655,332	54,366	2,145,934	7,574	52,591	2,153,508	2,206,099	688,701	11/95	11/95	5-40
NEW MADISON PARK IV	7,310,060	541,624	11,606,586	433,363	541,624	12,039,949	12,581,573	3,418,661	03/97	05/96	5-27.5

NORTH HAMPTON PLACE	735,530	207,550	2,230,062	4,445	0	2,234,507	2,234,507	720,490	03/96	11/95	5-27.5

NORTHFIELD HOUSING	178,476	70,000	446,355	4,307	70,000	450,662	520,662	133,642	09/96	12/96	5-27.5

OVERTON ASSOC	1,212,381	130,000	1,529,213	55,473	130,000	1,584,686	1,714,686	299,683	09/96	06/96	5-40
PAHRUMP VALLEY	1,373,829	63,000	1,757,158	0	63,000	1,757,158	1,820,158	520,730	07/96	07/96	7-27.5
STANTON ASSOC	1,193,187	85,971	1,535,425	(245,461)	85,971	1,289,964	1,375,935	304,554	09/95	09/95	5-40

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed
SG WYANDOTTE	3,201,242	950,000	0	6,616,598	950,000	6,616,598	7,566,598	1,817,026	02/97	04/96	5-27.5
WOODLAND ASSOCIATES	1,205,460	108,900	1,437,608	107,101	108,900	1,544,709	1,653,609	328,514	09/95	11/95	5-50
ZWOLLE APTS.	852,141	10,000	930,782	188,315	10,000	1,119,097	1,129,097	274,426	04/96	11/95	5-40
	38,518,116	4,151,180	54,755,145	13,830,427	3,941,855	68,585,572	72,527,427	18,370,668

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 24

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/95		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,269,744
Improvements, etc	0
Other	0
		$15,269,744
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$15,269,744
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	44,018,168
Improvements, etc	1,703,291
Other	0
		$45,721,459
Deductions during period:
Cost of real estate sold	$(4,136,393)
Other	(550,346)
		$(4,686,739)
Balance at close of period - 3/31/97		$56,304,464
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,754,806
Improvements, etc	10,437,670
Other	0
		$14,192,476
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$70,496,940

Balance at close of period - 3/31/98		$70,496,940
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	435,029
Other	0
		$435,029
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$70,931,969

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	422,139
Other	0
		$422,139
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$71,354,108
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	83,882
Other	0
		$83,882
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$71,437,990

Balance at close of period - 3/31/01		$71,437,990
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	269,565
Other	0
		$269,565
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$71,707,555
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	301,758
Other	0
		$301,758
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$72,009,313
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	518,114
Other	0
		$518,114
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$72,527,427

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/95		$0
Current year expense	$176,661
Balance at close of period - 3/31/96		$176,661
Current year expense	$1,093,319
Balance at close of period - 3/31/97		$1,269,980
Current year expense	$2,321,086
Balance at close of period - 3/31/98		$3,591,066
Current year expense	$2,545,309
Balance at close of period - 3/31/99		$6,136,375
Current year expense	$2,475,802
Balance at close of period - 3/31/00		$8,612,177
Current year expense	$2,442,201
Balance at close of period - 3/31/01		$11,054,378
Current year expense	$2,435,488
Balance at close of period - 3/31/02		$13,489,866
Current year expense	$2,456,369
Balance at close of period - 3/31/03		$15,946,235
Current year expense	$2,424,433
Balance at close of period - 3/31/04		$18,370,668

Boston Capital Tax Credit Fund II Limited Partnership - Series 25
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed
352 LENOX AVE	485,103	6,250	167,568	1,654,800	6,250	1,822,368	1,828,618	426,385	09/97	10/96	5-27.5
CENTURY EAST II	512,278	70,000	888,314	37,868	70,000	926,182	996,182	225,015	06/96	08/96	5-27.5
DOGWOOD PARK	2,502,448	235,000	0	6,510,800	241,948	6,510,800	6,752,748	1,819,602	10/96	12/95	5-27.5
DUBLIN HOUSING TWO	671,705	15,000	0	816,370	15,000	816,370	831,370	232,874	12/96	09/96	5-27.5
ETHEL HOUSING	803,915	18,600	1,058,460	115,270	18,600	1,173,730	1,192,330	230,410	12/96	06/96	5-27.5
HORSE CAVE	835,861	75,000	1,053,944	5,562	75,000	1,059,506	1,134,506	221,354	11/96	05/96	5-27.5
HURRICANE HILLS	1,214,295	150,000	416,357	3,243,817	248,816	3,660,174	3,908,990	642,629	04/97	09/96	5-27.5
LAURELWOOD PARK	2,279,621	230,000	5,379,607	6,801	230,000	5,386,408	5,616,408	1,500,945	10/96	02/96	5-27.5
MAIN EVERETT	594,763	95,786	1,378,380	4,979	95,786	1,383,359	1,479,145	382,722	06/96	01/97	27.5
MAPLE HILL	974,866	182,000	1,560,386	(39,303)	182,000	1,521,083	1,703,083	254,748	02/98	02/97	5-27.5
MOKEAPOKE	1,207,991	60,000	1,907,937	0	60,000	1,907,937	1,967,937	381,966	04/96	02/96	5-27.5
MRH LP	7,612	105,726	3,610,331	281,374	105,726	3,891,705	3,997,431	1,102,581	06/96	01/97	5-27.5
NEW MADISON	7,310,060	541,624	11,606,586	433,363	541,624	12,039,949	12,581,573	3,418,661	03/97	05/96	5-27.5
OHIO INVESTORS	1,706,100	31,650	2,354,099	196,354	31,650	2,550,453	2,582,103	823,095	09/95	02/96	5-27.5
OSBORNE HOUSING	410,758	50,667	1,099,730	58,504	50,667	1,158,234	1,208,901	298,092	12/96	06/96	27.5
ROSE SQUARE	385,075	106,942	615,913	19,521	106,942	635,434	742,376	111,110	02/97	10/96	5-27.5
SANDSTONE VILLAGE	1,113,884	96,047	0	2,608,751	96,047	2,608,751	2,704,798	719,507	08/96	11/95	5-27.5
SHANNON HOUSING	1,248,251	34,800	1,466,352	160,536	34,800	1,626,888	1,661,688	332,457	01/97	04/96	40.7
SMITH HOUSE	1,718,937	107,284	5,108,688	300,222	107,284	5,408,910	5,516,194	1,575,558	03/97	04/96	5-27..5
SG WAYNDOTTE	3,201,242	950,000	1,254,765	5,361,833	950,000	6,616,598	7,566,598	1,817,026	02/97	04/96	5-27.5
SUTTON PLACE	5,870,000	352,500	7,055,577	1,187,765	358,268	8,243,342	8,601,610	2,724,618	10/97	11/96	5-27.5
WEST POINT HOUSING	1,032,632	75,000	1,188,623	508,782	75,000	1,697,405	1,772,405	336,109	04/96	09/96	40.7
	36,087,397	3,589,876	49,171,617	23,473,969	3,701,408	72,645,586	76,346,994	19,577,464

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 25

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/95		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	331,047
Improvements, etc	0
Other	0
		$331,047
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$331,047
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	43,624,585
Improvements, etc	9,149,104
Other	0
		$52,773,689
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$53,104,736
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,458,443
Improvements, etc	15,277,130
Other	0
		$20,735,573
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$73,840,309

Balance at close of period - 3/31/98		$73,840,309
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	651,749
Other	0
		$651,749
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$74,492,058
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	282,521
Other	0
		$282,521
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$74,774,579
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	572,576
Other	0
		$572,576
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$75,347,155

Balance at close of period - 3/31/01		$75,347,155
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	293,218
Other	0
		$293,218
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$75,640,373
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	238,339
Other	0
		$238,339
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$75,878,712
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	468,282
Other	0
		$468,282
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$76,346,994

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/95		$0
Current year expense	$20,636
Balance at close of period - 3/31/96		$20,636
Current year expense	$1,056,849
Balance at close of period - 3/31/97		$1,077,485
Current year expense	$2,388,275
Balance at close of period - 3/31/98		$3,465,760
Current year expense	$2,657,320
Balance at close of period - 3/31/99		$6,123,080
Current year expense	$2,661,938
Balance at close of period - 3/31/00		$8,785,018
Current year expense	$2,765,041
Balance at close of period - 3/31/01		$11,550,059
Current year expense	$2,682,797
Balance at close of period - 3/31/02		$14,232,856
Current year expense	$2,680,709
Balance at close of period - 3/31/03		$16,913,565
Current year expense	$2,663,899
Balance at close of period - 3/31/04		$19,577,464

Boston Capital Tax Credit Fund IV LP-Series 26 Schedule III - Real Estate and Accumulated Depreciation March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
200 EAST AVE LP	9,000,665	61,000	7,896,816	2,264,221	61,000	10,161,037	10,222,037	1,296,189	07/00	01/99	12-40
AVA LP	1,265,621	82,757	914,666	648,921	82,757	1,563,587	1,646,344	258,342	04/98	11/97	5-27.5
BEAUREGARD APTS	813,266	70,000	1,640,768	0	70,000	1,640,768	1,710,768	331,323	09/96	08/96	7-40
BECKWOOD MANOR ONE	1,028,601	20,000	1,335,215	2,420	20,000	1,337,635	1,357,635	393,927	10/96	08/96	5-27.5
BRADLEY PHASE I	1,541,823	290,000	3,476,912	4,136	290,000	3,481,048	3,771,048	578,719	12/97	02/97	20-40
BRADLEY PHASE II	927,634	190,000	2,405,548	(73,893)	190,000	2,331,655	2,521,655	390,845	12/97	02/97	20-40
BROOKHAVEN APTS	1,023,436	52,272	1,800,921	0	52,272	1,800,921	1,853,193	338,368	01/97	02/97	7-40
BUTLER APTS	163,019	2,908	314,128	0	2,908	314,128	317,036	57,716	10/96	08/96	40
CALGORY APTS I	602,729	100,000	985,781	24,633	100,000	1,010,414	1,110,414	243,435	12/95	02/96	5-27.5
CALGORY APTS II	605,964	100,000	988,294	27,456	100,000	1,015,750	1,115,750	244,846	12/95	02/96	5-27.5
CALGORY APTS III	599,168	100,000	983,301	27,078	100,000	1,010,379	1,110,379	244,908	12/95	02/96	5-27.5
CAMERON HOUSING	745,237	74,000	1,736,306	0	74,000	1,736,306	1,810,306	361,526	10/96	08/96	40
COUNTRY EDGE	1,020,641	140,000	2,258,924	35,340	140,000	2,294,264	2,434,264	406,905	12/97	07/97	5-27.5
DECRO NORDOFF	1,949,906	555,000	3,240,184	153,391	555,000	3,393,575	3,948,575	778,306	07/97	09/96	5-27.5
EAST PARK II	544,271	35,000	1,120,448	37,999	35,000	1,158,447	1,193,447	264,228	08/96	08/96	5-27.5
EDGEWOOD ESTATES	601,745	27,000	759,092	13,710	27,000	772,802	799,802	161,666	11/96	06/97	7-40
EDGEWOOD PARK	1,500,000	125,000	2,943,474	24,018	125,000	2,967,492	3,092,492	762,105	01/97	05/96	5-27.5
ESCHER STREET	2,233,602	100,000	356,532	6,198,394	100,000	6,554,926	6,654,926	1,382,929	05/98	04/97	5-27.5
GRANDVIEW APTS	1,116,826	180,000	2,198,865	39,379	180,000	2,238,244	2,418,244	496,584	08/96	08/96	5-27.5
GRAYSON MANOR	1,037,956	80,000	1,733,403	(8,113)	80,000	1,725,290	1,805,290	401,647	11/98	03/98	5-27.5
GVA LP	1,138,855	54,946	1,445,428	0	54,946	1,445,428	1,500,374	279,780	11/97	04/97	5-27.5
HANOVER TOWERS	4,439,704	580,000	7,092,714	(13,689)	580,000	7,079,025	7,659,025	1,174,176	11/97	02/97	5-27.5
HOLLY HILLS	1,223,910	60,000	1,685,727	0	60,000	1,685,727	1,745,727	297,531	08/97	05/97	5-27.5

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbr- ances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
JACKSON BOND	5,000,000	536,323	952,071	6,867,989	536,323	7,820,060	8,356,383	1,433,237	12/99	11/98	5-27.5
LAKE IV APTS	616,918	85,000	1,016,090	18,982	85,000	1,035,072	1,120,072	250,707	12/95	02/96	5-27.5
LAKE V APTS	591,088	85,000	1,018,755	25,096	85,000	1,043,851	1,128,851	254,559	12/95	02/96	5-27.5
LIBERTY VILLAGE	1,728,312	43,085	2,165,569	18,152	44,000	2,183,721	2,227,721	576,864	05/97	01/97	5-27.5
LITTLE VALLEY ESTATES	1,137,804	44,000	1,453,331	103,278	44,000	1,556,609	1,600,609	337,332	04/97	01/97	5-27.5
MASON LP	919,716	14,000	1,195,375	56,172	14,000	1,251,547	1,265,547	372,010	01/96	02/96	5-27.5
MAXTON GREEN	954,209	30,500	1,264,803	1,496	30,500	1,266,299	1,296,799	365,491	12/96	09/96	5-27.5
MB APTS	1,098,809	350,000	2,321,961	146,685	350,000	2,468,646	2,818,646	574,621	06/97	03/96	5-27.5
MERIDIAN HOUSING	1,096,718	72,000	1,137,270	434,165	72,000	1,571,435	1,643,435	214,382	05/99	12/98	7-40
MOSBY FOREST	656,537	31,275	1,342,190	43,075	31,275	1,385,265	1,416,540	387,387	10/96	10/96	5-27.5
NEW DEVONSHILRE II	754,027	76,211	904,064	32,858	76,211	936,922	1,013,133	263,669	12/96	01/97	5-27.5
NEW DEVONSHIRE WEST	524,522	31,000	628,776	27,295	31,000	656,071	687,071	181,303	01/97	01/97	5-27.5
POWELL VALLEY	722,669	78,947	2,310,346	9,957	78,947	2,320,303	2,399,250	516,376	12/98	03/98	5-27.5
SG HAZELTINE	1,361,436	464,955	2,934,870	305,249	464,955	3,240,119	3,705,074	879,704	01/97	06/96	5-27.5
SOUTHWIND APTS	830,656	32,000	1,607,903	0	32,000	1,607,903	1,639,903	305,910	12/96	08/96	40
TR BOBB APTS	674,110	75,000	1,530,233	0	75,000	1,530,233	1,605,233	317,654	01/96	08/96	40
TIMMONSVILLE GREEN	1,059,039	41,000	1,427,096	12,085	41,000	1,439,181	1,480,181	404,052	02/97	10/96	5-27.5
TREMONT STATION	1,145,448	35,803	1,633,750	157,885	35,803	1,791,635	1,827,438	339,883	11/96	05/96	5-27.5
THE WILLOWS	792,293	13,000	1,067,939	38,801	13,000	1,106,740	1,119,740	231,661	05/96	05/96	5-27.5
VVA LP	1,144,535	21,861	935,951	562,887	21,861	1,498,838	1,520,699	256,012	10/98	04/97	7-40

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of Construction	Date acquired	depreciation is computed
WPVA LP	1,151,974	45,000	929,628	546,701	45,000	1,476,329	1,521,329	265,211	03/98	04/97	5-27.5
WARRENSBURG HEIGHTS	1,100,692	23,370	1,397,872	11,556	23,370	1,409,428	1,432,798	427,626	11/96	12/96	5-27.5
	60,186,091	5,309,213	80,489,290	18,825,765	5,310,128	99,315,055	104,625,183	20,301,652

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2003.

There we no carrying costs as of December 31, 2003. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 26

Balance at beginning of period - 4/1/96		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	32,787,138
Improvements, etc	0
Other	0
		$32,787,138
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$32,787,138
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	31,051,915
Improvements, etc	7,109,210
Other	0
		$38,161,125
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$70,948,263
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	6,900,360
Improvements, etc	7,109,210
Other	0
		$15,122,103
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$86,070,366

Balance at close of period - 3/31/99		$86,070,366
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,957,816
Improvements, etc	7,497,422
Other	0
		$15,455,238
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$101,525,604
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,480,794
Other	0
		$2,480,794
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$104,006,398
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	101,734
Other	0
		$101,734
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$104,108,132

Balance at close of period - 3/31/02		$104,108,132
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	20,899
Other	0
		$20,899
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$104,129,031
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	496,152
Other	0
		$496,152
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$104,625,183

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/96		$0
Current year expense	$361,387
Balance at close of period - 3/31/97		$361,387
Current year expense	$1,764,231
Balance at close of period - 3/31/98		$2,125,618
Current year expense	$2,289,241
Balance at close of period - 3/31/99		$4,414,859
Current year expense	$2,753,759
Balance at close of period - 3/31/00		$7,168,618
Current year expense	$3,295,505
Balance at close of period - 3/31/01		$10,464,123
Current year expense	$3,360,613
Balance at close of period - 3/31/02		$13,824,736
Current year expense	$3,241,530
Balance at close of period - 3/31/03		$17,066,266
Current year expense	$3,235,386
Balance at close of period - 3/31/04		$20,301,652

Boston Capital Tax Credit Fund IV LP - Series 27

Schedule III - Real Estate and Accumulated Depreciation

March 31, 2002

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
AHAB PROJ #1	477,007	2,850	1,253,094	4,639	2,850	1,257,733	1,260,583	225,360	11/97	06/97	5-27.5
ANGELOU COURT	976,009	3	2,685,763	0	3	2,685,763	2,685,766	425,440	08/99	10/97	5-27.5
CASA ROSA	798,126	0	2,487,701	713,866	0	3,201,567	3,201,567	623,060	04/98	09/97	5-27.5
CANISTEO MANOR	888,494	46,553	1,567,499	9,696	46,553	1,577,195	1,623,748	371,121	04/98	04/98	5-27.5
CENTRUM FAIRFAX II	6,369,925	1,054,099	0	7,431,128	1,054,099	7,431,128	8,485,227	1,255,089	06/97	08/96	5-27.5
HARBOR LP	11,066,045	1,250,000	14,491,429	150,791	1,250,000	14,642,220	15,892,220	2,424,346	11/97	02/97	5-40
HARRISSONVILLE	1,221,802	102,637	3,021,382	1,305	102,637	3,022,687	3,125,324	820,849	12/96	01/98	5-27.5
HOLLY HEIGHTS	487,834	31,914	0	1,780,662	31,914	1,780,662	1,812,576	267,890	08/98	04/97	5-27.5
KIEHL PARTNERS	9,200,000	747,825	13,193,825	180,207	747,825	13,374,032	14,121,857	2,635,216	06/99	11/99	5-27.5
LAKE APTS II	586,321	80,000	930,841	33,386	80,000	964,227	1,044,227	212,148	12/95	01/97	5-27.5
MAGNOLIA PLACE LP	858,997	150,000	0	1,596,432	160,500	1,596,432	1,756,932	291,085	01/98	11/97	5-27.5
NORTHROCK HOUSING	2,487,985	250,478	1,356,518	3,304,851	250,478	4,661,369	4,911,847	474,008	05/00	05/99	10-40
PEAR VILLAGE	489,779	50,000	512,155	545,102	50,000	1,057,257	1,107,257	268,185	02/97	08/96	5-27.5
RANDOLPH VILLAGE	5,606,330	1,168,500	0	9,192,092	1,168,500	9,192,092	10,360,592	1,616,783	08/97	09/96	5-27.5
SUNDAY SUN	846,385	156,600	1,638,376	0	156,600	1,638,376	1,794,976	445,612	12/96	10/96	5-27.5
WAYNE HOUSING	8,936,527	1,200,000	0	13,339,731	903,435	13,339,731	14,243,166	2,076,445	04/98	11/96	5-27.5
	51,297,566	6,291,459	43,138,583	38,283,888	6,005,394	81,422,471	87,427,865	14,432,637

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 27

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/96		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,779,730
Improvements, etc	0
Other	0
		$5,779,730
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$5,779,730
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	20,677,829
Other	17,177,150
		$37,854,979
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$43,634,709
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,738,071
Improvements, etc	17,179,919
Other	0
		$21,917,990
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$65,552,699

Balance at close of period - 3/31/99		$65,552,699
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,548,646
Improvements, etc	2,444,640
Other	0
		$17,993,286
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$83,545,985
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	3,502,518
Other	0
		$3,502,518
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$87,048,503
Additions during period:
Acquisitions through foreclosure	$
Other acquisitions
Improvements, etc	27,925
Other
		$27,925
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$87,076,428

Balance at close of period - 3/31/02		$87,076,428
Additions during period:
Acquisitions through foreclosure	$
Other acquisitions
Improvements, etc	292,612
Other
		$292,612
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$87,369,040

Additions during period:
Acquisitions through foreclosure	$
Other acquisitions
Improvements, etc	58,825
Other
		$58,825
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$87,427,865

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/96		$0
Current year expense	$10,734
Balance at close of period - 3/31/97		$10,734
Current year expense	$594,951
Balance at close of period - 3/31/98		$605,685
Current year expense	$1,573,377
Balance at close of period - 3/31/99		$2,179,062
Current year expense	$2,071,362
Balance at close of period - 3/31/00		$4,250,424
Current year expense	$2,690,062
Balance at close of period - 3/31/01		$6,940,486
Current year expense	$2,499,683
Balance at close of period - 3/31/02		$9,440,169
Current year expense	$2,497,526
Balance at close of period - 3/31/03		$11,937,695
Current year expense	$2,494,942
Balance at close of period - 3/31/04		$14,432,637

Boston Capital Tax Credit Fund IV LP-Series 28
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date Acquired	depreciation is computed
1374 BOSTON POST ROAD	457,504	100,000	1,086,670	69,441	100,000	1,156,111	1,256,111	296,260	06/97	02/97	5-27.5
ASHBERRY MANOR	633,979	100,500	1,192,737	0	100,500	1,192,737	1,293,237	215,239	03/97	02/97	5-27.5
ATHENS PARTNERS	1,178,845	327,639	2,978,391	2,216,625	342,639	5,195,016	5,537,655	1,044,825	6/99	10/98	5-27.5
BIENVILLE, L.P.	952,899	20,300	1,194,688	45,729	20,300	1,240,417	1,260,717	230,329	02/97	02/97	7-40
BLANCHARD APTS	902,890	20,000	807,233	353,314	46,728	1,160,547	1,207,275	199,773	07/97	07/97	7-40
CHANDLER VILLAGE	898,796	32,000	1,249,842	0	32,000	1,249,842	1,281,842	298,071	07/97	04/97	5-30
COTTONWOOD	728,491	20,000	0	964,795	20,000	964,795	984,795	165,152	07/97	07/97	5-27.5
EVANGELINE APTS	963,131	20,000	1,364,939	0	20,000	1,364,939	1,384,939	262,538	01/98	11/97	7-40
EVERGREEN III	922,848	6,000	1,250,781	14,710	6,000	1,265,491	1,271,491	351,083	04/97	02/97	5-27.5
FAIRWAY II LP	1,017,668	48,000	1,277,751	38,717	48,000	1,316,468	1,364,468	249,334	03/97	12/96	7-40
FORT BEND	3,043,857	538,500	0	7,474,269	538,500	7,474,269	8,012,769	1,720,442	10/99	04/98	12-40
JACKSON PLACE	993,042	74,943	2,095,999	(57,061)	74,943	2,038,938	2,113,881	378,917	10/97	07/97	5-27.5
MAPLEWOOD APTS	899,402	47,125	1,923,321	0	47,125	1,923,321	1,970,446	314,936	08/98	03/98	5-27.5
MILTON SENIOR LP	1,167,648	51,400	2,385,863	45,061	51,400	2,430,924	2,482,324	626,759	06/97	02/97	5-27.5
NEIGHBORHOOD RESTORATION VII	1,982,404	42,825	6,368,910	0	42,825	6,368,910	6,411,735	1,341,868	02/98	02/98	5-27.5
PIN OAK ELDERLY ASSOC.	8,821,416	832,000	7,701,570	7,633,573	2,024,000	15,335,143	17,359,143	2,932,784	01/96	11/97	5-27.5
RANDOLPH VILLAGE	5,282,387	1,168,500	9,187,147	4,945	1,168,500	9,192,092	10,360,592	1,616,783	08/97	12/97	5-27.5
RVKY,LP	1,329,187	65,582	1,315,622	373,066	75,232	1,688,688	1,763,920	307,990	04/98	11/97	5-27.5
SAND LANE MANOR	659,130	104,000	0	1,217,985	104,000	1,217,985	1,321,985	183,833	04/98	08/97	5-27.5
SENIOR SUITES CHICAGO	4,058,085	14,922	0	7,285,090	14,922	7,285,090	7,300,012	1,420,315	12/98	12/97	5-27.5

Boston Capital Tax Credit Fund IV LP -  Series 28
Schedule III -  Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
SUMNER HOUSE	1,096,796	62,370	3,451,950	30,170	62,370	3,482,120	3,544,490	618,061	07/98	01/98	5-27.5
TERRACEVIEW APTS	641,675	16,900	1,612,988	24,900	16,900	1,637,888	1,654,788	296,156	10/97	07/97	5-27.5
TILGHMAN SQ LP	742,683	60,314	1,108,725	7,461	60,314	1,116,186	1,176,500	272,002	10/97	11/97	5-27.5
WELLSTON VILLAGE	371,651	12,500	412,617	106,366	12,500	518,983	531,483	119,728	08/97	04/97	5-27.5
WEST MEMHIS (CLUBVIEW)	2,903,982	481,388	7,259,784	405,394	481,388	7,665,178	8,146,566	2,216,692	11/96	12/97	5-27.5
YALE VILLAGE	196,321	12,500	238,542	119,139	12,500	357,681	370,181	94,766	07/98	02/98	5-27.5
	42,846,717	4,280,208	57,466,070	28,373,689	5,523,586	85,839,759	91,363,345	17,774,636

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 28

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/96		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	647,230
Improvements, etc	0
Other	0
		$647,230
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$647,230
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	45,106,975
Improvements, etc	0
Other	0
		$45,106,975
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$45,754,205
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,992,073
Improvements, etc	19,183,519
Other	0
		$35,175,592
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$80,929,797

Balance at close of period - 3/31/99		$80,929,797
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,620,933
Improvements, etc	0
Other	0
		$9,620,933
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$90,550,730

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	312,027
Other	0
		$312,027
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$90,862,757
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	182,164
Other	0
		$182,164
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$91,044,921

Balance at close of period - 3/31/02		$91,044,921
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	64,515
Other	0
		$64,515
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$91,109,436

Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	253,909
Other	0
		$253,909
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$91,363,345

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/96		$0
Current year expense	$8,223
Balance at close of period - 3/31/97		$8,223
Current year expense	$1,264,549
Balance at close of period - 3/31/98		$1,272,772
Current year expense	$1,834,970
Balance at close of period - 3/31/99		$3,107,742
Current year expense	$2,674,330
Balance at close of period - 3/31/00		$5,782,072
Current year expense	$3,196,013
Balance at close of period - 3/31/01		$8,978,085
Current year expense	$2,988,638
Balance at close of period - 3/31/02		$11,966,723
Current year expense	$2,889,062
Balance at close of period - 3/31/03		$14,855,785
Current year expense	$2,918,851
Balance at close of period - 3/31/03		$17,774,636

Boston Capital Tax Credit Fund II Limited Partnership - Series 29

Schedule III - Real Estate and Accumulated Depreciation

March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BARRINGTON COVE	2,023,027	183,750	6,403,281	25,136	183,700	6,428,417	6,612,117	1,572,008	05/97	04/97	5-39
BRYSON APTS	374,616	10,728	269,886	259,744	10,728	529,630	540,358	117,504	01/98	08/97	5-27.5
COLLINS HOUSING	671,350	22,500	370,580	528,170	22,500	898,750	921,250	190,805	06/98	09/97	5-27.5
DOGWOOD RURAL ASSOC	1,357,146	56,332	1,616,052	478,806	56,332	2,094,858	2,151,190	352,136	05/99	10/98	5-27.5
EDGEWOOD EST	1,951,621	283,199	3,951,368	0	283,199	3,951,368	4,234,567	686,326	09/98	03/98	5-27.5
EMERALD TRACE	1,309,335	43,548	0	2,658,982	43,548	2,658,982	2,702,530	385,818	04/99	08/98	5-27.5
FORREST HILL APTS	2,841,946	191,250	0	5,521,163	221,250	5,521,163	5,742,413	738,623	11/98	07/97	5-27.5
GLENBROOK APTS	495,964	4,606	674,111	18,406	4,606	692,517	697,123	155,414	03/97	12/97	5-27.5
HARBOR POINTE	1,521,340	280,000	5,672,581	103,316	280,000	5,775,897	6,055,897	740,481	10/99	12/97	5-40
JACKSBORO APTS	587,871	31,893	268,583	498,839	31,893	767,422	799,315	174,853	01/98	12/97	5-27.5
JACKSON PARTNERS	5,640,000	300,067	6,039,223	3,697,216	315,352	9,736,439	10,051,791	2,263,810	06/98	12/96	5-27.5
KIEHL PARTNERS	9,200,000	747,825	9,410,576	3,963,456	747,825	13,374,032	14,121,857	2,635,216	06/99	02/98	5-27.5
LOMBARD PARTNERS	955,294	25,000	1,470,259	0	25,000	1,470,259	1,495,259	302,064	07/98	10/98	5-27.5
LUTKIN BAYOU ASSOC	815,590	25,000	878,839	85,805	25,000	964,644	989,644	187,608	06/97	11/97	5-27.5
THE LINCOLN HOTEL	797,847	0	1,454,115	112,640	0	1,566,755	1,566,755	327,278	07/97	02/97	5-27.5
NORTHFIELD APTS III	4,525,000	200,613	5,814,532	1,193,107	214,213	7,007,639	7,221,852	1,747,256	02/98	12/96	5-27.5
NORTHWAY DRIVE	1,532,483	280,849	1,480	4,794,044	280,849	4,795,524	5,076,373	753,070	03/98	04/97	5-45
OZARK ASSOC	452,953	13,750	511,269	40,976	13,750	552,245	565,995	110,352	07/97	10/97	5-27.5
PALMETTO PLACE	1,088,265	56,000	0	2,106,692	12,000	2,106,692	2,118,692	292,812	04/99	10/98	5-27.5
POPLARVILLE APTS	390,651	12,000	406,502	48,105	12,000	454,607	466,607	88,586	07/97	10/97	5-27.5
RHOME APTS	499,963	8,313	675,804	11,789	8,313	687,593	695,906	147,241	07/97	12/97	5-27.5
WESTFIELD APTS	786,647	49,748	1,773,153	0	49,748	1,773,153	1,822,901	307,313	08/98	11/97	5-27.5
	39,818,909	2,826,971	47,662,194	26,146,392	2,841,806	73,808,586	76,650,392	14,276,574

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 29

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/97		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	25,053,524
Improvements, etc	0
Other	0
		$25,053,524
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$25,053,524
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	19,483,060
Improvements, etc	16,333,428
Other	0
		$35,816,488
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$60,870,012
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,952,581
Improvements, etc	9,065,633
Other	0
		$15,018,214
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$75,888,226

Balance at close of period - 3/31/00		$75,888,226
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	191,162
Other	0
		$191,162
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$76,079,388
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	180,150
Other	0
		$180,150
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$76,259,538
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	229,921
Other	0
		$229,921
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$76,489,459

Balance at close of period - 3/31/03		$76,489,459
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	160,933
Other	0
		$160,933
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$76,650,392

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/97		$0
Current year expense	$271,480
Balance at close of period - 3/31/98		$271,480
Current year expense	$1,330,842
Balance at close of period - 3/31/99		$1,602,322
Current year expense	$2,247,040
Balance at close of period - 3/31/00		$3,849,362
Current year expense	$2,630,360
Balance at close of period - 3/31/01		$6,479,722
Current year expense	$2,600,798
Balance at close of period - 3/31/02		$9,080,520
Current year expense	$2,610,904
Balance at close of period - 3/31/03		$11,691,424
Current year expense	$2,585,150
Balance at close of period - 3/31/04		$14,276,574

Boston Capital Tax Credit Fund IV LP - Series 30

Schedule III - Real Estate and Accumulated Depreciation

March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BELLWOOD FOUR	703,769	45,000	676,598	700,626	45,000	1,377,224	1,422,224	317,289	05/98	09/97	5-27.5
BOWIE APTS	1,084,696	32,714	267,955	1,206,769	32,714	1,474,724	1,507,438	305,604	10/98	08/97	5-27.5
BYAM LP	883,070	185,000	2,261,674	(28,934)	185,000	2,232,740	2,417,740	373,534	02/98	02/97	5-27.5
CVVA LP	1,538,023	60,000	1,250,961	686,809	60,000	1,937,770	1,997,770	409,186	10/99	03/98	5-27.5
EMERALD TRACE II	369,584	20,500	1,322,164	0	20,500	1,322,164	1,342,664	190,187	12/98	07/98	5-27.5
FVA LP	885,587	36,000	668,440	426,716	36,000	1,095,156	1,131,156	158,648	07/99	03/98	5-27.5
GRAHAM APARTMENTS	1,489,676	45,563	366,387	1,493,294	45,563	1,859,681	1,905,244	426,952	09/98	08/97	5-27.5
HILLSIDE TERRACE	1,807,564	369,421	4,812,286	1,661,174	330,000	6,473,460	6,803,460	697,794	07/00	04/99	12/40
JEFFRIES ASSOC	1,455,521	62,000	1,662,694	459,614	62,000	2,122,308	2,184,308	320,829	05/99	10/98	5-27.5
JMC LIMITED LIABILITY	770,091	50,000	0	1,711,213	11,000	1,711,213	1,722,213	266,284	03/98	08/97	5-27.5
KGVA LP	1,858,966	112,000	1,697,834	666,456	112,000	2,364,290	2,476,290	393,541	02/99	03/98	5-27.5
LINDEN PARTERS	912,994	4,848	1,819,922	0	4,848	1,819,922	1,824,770	249,889	06/99	07/98	7-40
MADISON PTRS LP	1,600,170	314,510	788,736	4,639,660	322,023	5,428,396	5,750,419	1,145,221	03/99	11/97	5-27.5
MESA GRANDE	1,941,054	0	4,153,914	31,697	117,000	4,185,611	4,302,611	550,548	12/98	02/98	5-27.5
MILLWOOD	8,085,135	892,181	0	11,502,980	869,681	11,502,980	12,372,661	1,415,816	11/99	12/98	10-40
NOCONA APTS	805,004	15,651	207,520	905,240	15,651	1,112,760	1,128,411	214,362	12/98	08/97	5-27.5
PYRAMID ONE	648,013	100,000	1,445,832	1,125	100,000	1,446,957	1,546,957	253,432	11/99	04/99	5-27.5
SUNRISE HOMES	988,606	0	2,679,914	208,004	134,259	2,887,918	3,022,177	382,510	12/98	02/98	5-27.5
TRINITY LIFE GARDENS	1,260,981	65,575	2,309,061	897,101	60,000	3,206,162	3,266,162	653,372	12/99	04/99	5-27.5
WEST SWANZEY	603,207	94,900	2,010,096	54,761	94,900	2,064,857	2,159,757	366,703	02/98	07/97	5-27.5
	29,691,711	2,505,863	30,401,988	27,224,305	2,658,139	57,626,293	60,284,432	9,091,701

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 30

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/97		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,362,304
Improvements, etc	0
Other	0
		$7,362,304
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$7,362,304
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,618,602
Improvements, etc	9,868,994
Other	0
		$24,487,596
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$31,849,900
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,102,175
Improvements, etc	16,227,330
Other	0
		$25,329,505
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$57,179,405

Balance at close of period - 3/31/00		$57,179,405
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,489,235
Other	0
		$2,489,235
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$59,668,640
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	536,047
Other	0
		$536,047
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$60,204,687
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	72,476
Other	0
		$72,476
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$60,277,163

Balance at close of period - 3/31/03		$60,277,163
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	7,269
Other	0
		$7,269
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$66,284,432

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/97		$0
Current year expense	$49,478
Balance at close of period - 3/31/98		$49,478
Current year expense	$463,672
Balance at close of period - 3/31/99		$513,150
Current year expense	$945,532
Balance at close of period - 3/31/00		$1,458,682
Current year expense	$1,631,321
Balance at close of period - 3/31/01		$3,090,003
Current year expense	$2,263,225
Balance at close of period - 3/31/02		$5,353,228
Current year expense	$1,885,175
Balance at close of period - 3/31/03		$7,238,403
Current year expense	$1,853,298
Balance at close of period - 3/31/04		$9,091,701

Boston Capital Tax Credit Fund IV LP-Series 31
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BRITTNEY SQUARE	604,927	247,000	1,280,705	0	247,000	1,280,705	1,527,705	183,226	07/98	07/98	5-27.5
CANTON HOUSING I	2,220,729	99,900	2,245,160	648,444	99,900	2,893,604	2,993,504	649,950	07/98	11/97	5-27.5
CANTON HOUSING II	1,124,307	66,920	1,023,746	301,794	66,920	1,325,540	1,392,460	308,259	07/98	11/97	5-27.5
CANTON HOUSING III	834,308	38,205	799,913	241,030	38,205	1,040,943	1,079,148	238,943	07/98	11/97	5-27.5
CANTON HOUSING IV	805,634	40,500	784,923	243,445	40,500	1,028,368	1,068,868	238,060	07/98	11/97	5-27.5
CLEVELAND PTRS	1,551,085	244,500	1,941,969	3,511,199	265,000	5,453,168	5,718,168	1,268,195	06/98	11/97	5-27.5
DOUBLE SPRINGS	374,969	157,000	960,378	505,494	157,000	1,465,872	1,622,872	210,402	03/99	09/98	5-27.5
EAGLE’S RIDGE TERRACE	1,789,576	63,200	508,815	1,909,956	63,200	2,418,771	2,481,971	392,793	05/98	12/97	5-27.5
ELLISVILLE LP	649,692	31,000	723,650	193,211	31,000	916,861	947,861	150,218	06/98	12/97	5-27.5
G.A.V.A. LP	714,186	35,500	616,645	274,109	37,014	890,754	927,768	136,873	02/99	03/98	5-27.5
HATTIESBURG LP	821,414	15,000	979,143	239,756	15,000	1,218,899	1,233,899	192,426	06/98	12/97	5-27.5
HENDERSON TERRACE	513,022	22,000	221,549	475,101	22,000	696,650	718,650	111,288	09/98	11/97	5-27.5
HERITAGE I	882,053	46,000	522,601	830,596	46,014	1,353,197	1,399,211	276,101	05/98	10/97	5-27.5
HURRICANE HILLS	758,144	121,171	3,086,025	12,332	121,171	3,098,357	3,219,528	504,910	08/98	09/97	5-27.5
LAKEVIEW LITTLE ELM	437,783	28,750	255,929	329,493	28,750	585,422	614,172	114,130	01/99	11/97	5-27.5
LEVEL CREEK	12,790,000	1,120,908	0	13,523,350	1,120,908	13,523,350	14,644,258	3,476,231	05/99	05/98	5-27.5
MESQUITE TRAILS	672,052	10,860	240,143	708,972	10,860	949,115	959,975	184,283	11/98	11/97	5-27.5
MONFORT HOUSING	3,601,180	436,143	2,661,689	1,617,614	436,143	4,279,303	4,715,446	715,504	10/98	09/97	5-27.5
N.M.V.A. LP	855,804	44,114	679,817	401,449	44,114	1,081,266	1,125,380	162,331	04/99	03/98	5-27.5
PILOT POINT LP	754,740	65,570	339,377	608,688	65,570	948,065	1,013,635	192,604	02/99	11/97	5-27.5
RIVERBEND APTS	772,994	201,961	0	2,498,041	201,961	2,498,041	2,700,002	369,768	07/98	10/97	5-27.5

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
SAN ANGELO BENT TREE	2,617,155	294,023	0	6,601,796	300,841	6,601,796	6,902,637	936,597	07/99	12/97	5-27.5
SEAGRAVES APTS	445,923	25,200	537,944	20,491	25,200	558,435	583,635	62,558	05/00	09/00	5-27.5
SENCIT HAMPDEN	2,083,852	307,860	0	5,098,631	307,860	5,098,631	5,406,491	693,377	09/98	10/97	7-40
SILVER CREEK	3,292,043	175,000	0	9,040,781	175,000	9,040,781	9,215,781	1,380,583	08/99	03/98	5-27.5
SUMMERDALE PTRS	3,712,516	420,540	1,386,000	4,969,876	271,620	6,355,876	6,627,496	888,404	04/99	12/98	5-27.5
WINDSOR PARK PTRS	7,500,000	248,000	5,105,823	7,607,923	270,461	12,713,746	12,984,207	2,667,732	03/99	11/97	5-27.5
	53,180,088	4,606,825	26,901,945	62,413,571	4,509,212	89,315,516	93,824,728	16,705,746

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 31

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/97		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	20,789,823
Improvements, etc	0
Other	0
		$20,789,823
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$20,789,823
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	10,155,803
Improvements, etc	23,622,080
Other	0
		$33,777,883
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$54,567,706
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	37,773,041
Other	0
		$37,773,041
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$92,340,747

Balance at close of period - 3/31/00		$92,340,747
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	561,718
Improvements, etc	171,433
Other	0
		$733,151
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$93,073,898
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	277,575
Other	0
		$277,575
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$93,351,473
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	173,492
Other	0
		$173,492
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$93,524,965

Balance at close of period - 3/31/03		$93,524,965
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	299,763
Other	0
		$299,763
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$93,824,728

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/97		$0
Current year expense	$41,619
Balance at close of period - 3/31/98		$41,619
Current year expense	$973,901
Balance at close of period - 3/31/99		$1,015,520
Current year expense	$2,743,105
Balance at close of period - 3/31/00		$3,758,625
Current year expense	$3,363,318
Balance at close of period - 3/31/01		$7,121,943
Current year expense	$3,254,509
Balance at close of period - 3/31/02		$10,376,452
Current year expense	$3,175,143
Balance at close of period - 3/31/03		$13,551,595
Current year expense	$3,175,143
Balance at close of period - 3/31/03		$13,551,595
Current year expense	$3,154,151
Balance at close of period - 3/31/04		$16,705,746

Boston Capital Tax Credit Fund IV LP - Series 32
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
200 EAST AVENUE	9,000,665	61,000	7,896,816	2,264,221	61,000	10,161,037	10,222,037	1,296,189	07/00	01/99	12-40
ATHENS PARTNERS	1,178,845	327,639	2,978,391	2,216,625	342,639	5,195,016	5,537,655	1,044,825	06/99	10/98	5/27.5
CHARDONNAY LP	69,673	5,200	586,804	34,137	5,200	620,941	626,141	159,385	01/97	01/98	5-27.5
COGIC VILLAGE	2,350,940	115,000	0	8,689,057	115,000	8,689,057	8,804,057	2,067,147	07/99	04/98	5-27.5
COURTSIDE	883,470	146,529	2,820,490	36,807	146,529	2,857,297	3,003,826	528,307	07/98	06/98	7-40
FFLM ASSOC	7,290,860	1,359,240	12,454,121	51,522	1,359,240	12,505,643	13,864,883	4,370,517	01/95	01/98	5-40
GRANDA ROSE	212,649	5,000	271,347	2,602	5,000	273,949	278,949	29,346	11/01	05/01	5-27.5
INDIANA DEV (CLEAR CREEK)	1,523,838	55,000	3,760,163	(109,376)	55,000	3,650,787	3,705,787	563,179	09/99	07/98	5-27.5
JACKSON BOND	5,000,000	536,323	952,071	6,867,989	536,323	7,820,060	8,356,383	1,433,237	12/99	07/98	5-27.5
KEIST TOWNHOMES	3,554,297	622,558	0	12,155,646	622,558	12,155,646	12,778,204	1,350,829	12/99	11/98	10-40
MARTINSVILLE I	413,678	24,000	0	1,102,604	52,000	1,102,604	1,154,604	143,060	02/00	08/99	5-40
PARKSIDE PLAZA	1,332,545	0	0	4,155,131	0	4,155,131	4,155,131	440,670	05/01	07/99	5-27.5
PECAN MANOR	774,011	60,400	1,961,002	160,953	60,400	2,121,955	2,182,355	307,829	10/98	07/98	5-27.5
PEARL PARTNERS	8,000,000	599,461	2,248,687	9,357,398	615,788	11,606,085	12,221,873	2,170,713	12/99	06/98	5-27.5
PEARLWOOD LP	934,848	162,032	2,099,724	(300,770)	162,032	1,798,954	1,960,986	405,470	05/98	02/98	5-27.5
PINE RIDGE	793,079	88,220	0	2,134,022	94,833	2,134,022	2,228,855	304,376	01/99	07/98	5-27.5
PYRAMID IV LP	902,258	99,500	368,780	3,420,238	99,500	3,789,018	3,888,518	564,419	05/00	05/98	5-27.5
	44,215,656	4,267,102	38,398,396	52,238,806	4,333,042	90,637,202	94,970,244	17,179,498

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 32

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/98		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	30,592,172
Improvements, etc	0
Other	0
		$30,592,172
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$30,592,172
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	11,796,979
Improvements, etc	42,439,868
Other	0
		$54,236,847
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$84,829,019
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,887,087
Other	0
		$4,887,087
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$89,716,106

Balance at close of period - 3/31/01		$89,716,106
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	276,347
Improvements, etc	4,688,499
Other	0
		$4,964,846
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$94,680,952
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	57,677
Other	0
		$57,677
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$94,738,629
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	231,615
Other	0
		$231,615
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$94,970,244

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/98		$0
Current year expense	$1,855,693
Balance at close of period - 3/31/99		$1,855,693
Current year expense	$1,533,304
Balance at close of period - 3/31/00		$3,388,997
Current year expense	$3,367,095
Balance at close of period - 3/31/01		$6,756,092
Current year expense	$3,601,011
Balance at close of period - 3/31/02		$10,357,103
Current year expense	$3,433,597
Balance at close of period - 3/31/03		$13,790,700
Current year expense	$3,388,798
Balance at close of period - 3/31/04		$17,179,498

Boston Capital Tax Credit Fund IV LP - Series 33
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BRADFORD GROUP	1,042,559	101,388	0	2,695,584	101,388	2,695,584	2,796,972	418,527	09/99	10/98	5-27.5
FFLM ASSOC.	7,290,860	1,359,240	12,454,121	51,522	1,359,240	12,505,643	13,864,883	4,370,517	01/95	01/98	5-40
FOREST PARK	875,028	175,500	0	2,156,764	175,500	2,156,764	2,332,264	318,777	01/99	07/98	5-27.5
HARBOUR POINTE	1,521,340	280,000	5,672,581	103,316	280,000	5,775,897	6,055,897	740,481	10/99	01/99	5-40
KIEST TOWNHOMES	3,554,297	622,558	0	12,155,646	622,558	12,155,646	12,778,204	1,350,829	12/99	08/98	10-40
MERCHANT’S COURT	5,918,650	0	0	13,295,023	1,069,682	13,295,023	14,364,705	2,024,368	12/99	10/98	10-40
NHC #5	3,031,434	387,045	0	6,363,027	387,045	6,363,027	6,750,072	1,499,144	07/99	03/98	5-27.5
NORTHROCK HOUSING	2,487,985	250,478	1,356,518	3,304,851	250,478	4,661,369	4,911,847	474,008	05/00	05/99	10-40
SOUTHAVEN	9,790,000	974,288	1,815,504	10,778,250	999,288	12,593,754	13,593,042	2,410,245	12/99	10/98	5-27.5
STEARNS ASSITED LIVING	435,500	1	0	2,934,502	1	2,934,502	2,934,503	230,149	3/01	12/99	5-27.5
	35,947,653	4,150,498	21,298,724	53,838,485	5,245,180	75,137,209	80,382,389	13,837,045

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 33

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/98		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	17,889,644
Improvements, etc	0
Other	0
		$17,889,644
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$17,889,644
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,559,577
Improvements, etc	37,620,253
Other	0
		$45,179,830
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$63,069,474
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	13,783,067
Other	0
		$13,783,067
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$76,852,541

Balance at close of period - 3/31/01		$76,852,541
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	3,396,126
Other	0
		$3,396,126
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$80,248,667
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	88,428
Other	0
		$88,428
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$80,337,095
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	45,294
Other	0
		$45,294
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$80,382,389

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/98		$0
Current year expense	$1,694,284
Balance at close of period - 3/31/99		$1,694,284
Current year expense	$1,033,967
Balance at close of period - 3/31/00		$2,728,251
Current year expense	$2,717,698
Balance at close of period - 3/31/01		$5,445,949
Current year expense	$2,873,929
Balance at close of period - 3/31/02		$8,319,878
Current year expense	$2,781,889
Balance at close of period - 3/31/03		$11,101,767
Current year expense	$2,735,278
Balance at close of period - 3/31/04		$13,837,045

Boston Capital Tax Credit Fund IV LP - Series 34
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ABBEY RIDGE	461,372	48,000	2,129,097	0	48,000	2,129,097	2,177,097	246,999	01/00	02/00	5-27.5
ALLISON APTS	841,824	208,000	0	1,733,194	208,000	1,733,194	1,941,194	257,777	01/99	11/98	5-27.5
BELMONT AFFORDABLE HOUSING	490,422	5,000	2,374,186	(3,680)	5,000	2,370,506	2,375,506	314,727	12/98	01/99	5-27.5
BOERNE CREEKSIDE	1,998,048	204,622	0	4,770,432	205,736	4,770,432	4,976,168	558,347	06/00	11/98	5-27.5
HIGHWAY 18 PARTNERS	10,550,000	766,286	7,424,418	5,695,573	797,823	13,119,991	13,917,814	2,121,830	06/00	10/99	5-27.5
HOWARD PARK	329,144	75,000	1,159,772	12,000	75,000	1,171,772	1,246,772	271,872	12/99	04/99	5-27.5
KERRVILLE MEADOWS	1,558,102	174,699	0	4,369,213	226,306	4,369,213	4,595,519	610,906	04/00	11/98	5-27.5
MERCHANT’S COURT	5,918,650	1,069,682	3,060,740	10,234,283	1,069,682	13,295,023	14,364,705	2,024,368	12/99	02/99	5-27.5
MILLWOOD PARK	8,085,135	892,181	0	11,502,980	869,681	11,502,980	12,372,661	1,415,816	11/99	12/98	10-40
MONTOUR FALLS VILLAGE	1,019,341	65,556	0	1,832,318	35,000	1,832,318	1,867,318	389,990	04/99	10/98	5-27.5
NORTHWOOD HOMES	766,862	96,000	1,953,479	0	96,000	1,953,479	2,049,479	274,249	06/99	04/99	5-27.5
RHP-96	1,655,188	142,576	0	3,647,061	142,576	3,647,061	3,789,637	489,005	12/99	10/98	5-27.5
SOUTHAVEN PTRS I	9,790,000	974,288	1,815,504	10,778,250	999,288	12,593,754	13,593,042	2,410,245	12/99	03/99	5-27.5
WASHINGTON COURTYARD	2,807,709	580,398	0	4,589,516	580,398	4,589,516	5,169,914	716,436	08/00	08/99	5-27.5
	46,271,797	5,302,288	19,917,196	59,161,140	5,358,490	79,078,336	84,436,826	12,102,567

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 34

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/98		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,477,426
Improvements, etc	0
Other	0
		$4,477,426
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$4,477,426
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,434,539
Improvements, etc	36,399,836
Other	0
		$50,834,375
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$55,311,801
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	28,731,541
Other	0
		$28,731,541
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$84,043,342

Balance at close of period - 3/31/01		$84,043,342
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	77,421
Other	0
		$77,421
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$84,120,763
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	122,041
Other	0
		$122,041
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$84,242,804
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	194,022
Other	0
		$194,022
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$84,436,826

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/98		$0
Current year expense	$0
Balance at close of period - 3/31/99		$0
Current year expense	$496,969
Balance at close of period - 3/31/00		$496,969
Current year expense	$2,631,105
Balance at close of period - 3/31/01		$3,128,074
Current year expense	$3,040,893
Balance at close of period - 3/31/02		$6,168,967
Current year expense	$2,976,988
Balance at close of period - 3/31/03		$9,145,955
Current year expense	$2,956,612
Balance at close of period - 3/31/04		$12,102,567

Boston Capital Tax Credit Fund IV LP - Series 35
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ASHTON COVE	1,927,473	315,041	0	4,498,198	315,041	4,498,198	4,813,239	441,639	04/00	01/00	7-40
BRAZOSWOOD	1,975,833	83,741	0	5,529,182	162,413	5,529,182	5,691,595	606,146	07/00	07/99	5-27.5
COLUMBIA WOODS	4,379,943	605,453	0	10,571,637	630,361	10,571,637	11,201,998	810,514	06/02	10/00	5-40
CYPRESS POINTE	1,580,084	247,810	3,148,052	2,436,848	247,810	5,584,900	5,832,710	833,392	03/00	04/99	5-27.5
GARDEN GATE II (NEW CANEY)	837,718	34,078	0	1,889,057	34,078	1,889,057	1,923,135	174,738	07/00	03/99	7-40
HILLSIDE TERRACE	1,762,564	369,421	4,812,286	1,661,174	330,000	6,473,460	6,803,460	697,794	07/00	04/99	12-40
MULVANE HOUSING	1,932,138	188,000	4,043,181	6,038	188,000	4,049,219	4,237,219	467,486	11/99	12/98	10-40
RIVERWALK APTS HOMES	408,633	44,380	1,699,925	2,976	44,380	1,702,901	1,747,281	318,038	07/99	12/98	5-27.5
TENNESSEE PARTNERS XII	5,000,000	390,100	6,182,403	61,840	390,100	6,244,243	6,634,343	1,125,822	12/99	04/99	5-27.5
WASHINGTON COURTYARD	2,807,709	580,398	0	4,589,516	580,398	4,589,516	5,169,914	716,436	08/00	08/99	5-27.5
WEDGEWOOD PARK	5,371,085	750,000	0	11,893,798	812,355	11,893,798	12,706,153	1,227,048	08/00	12/99	5-27.5
	27,983,180	3,608,422	19,885,847	43,140,264	3,734,936	63,026,111	66,761,047	7,419,053

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 35

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/99		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	22,888,816
Improvements, etc	0
Other	0
		$22,888,816
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$22,888,816
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	605,453
Improvements, etc	32,788,341
Other	0
		$33,393,794
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$56,282,610
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	10,256,693
Other	0
		$10,256,693
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$66,539,303

Balance at close of period - 3/31/01		$66,539,303
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	131,451
Other	0
		$131,451
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$66,670,754
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,293
Other	0
		$90,293
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$66,761,047

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/99		$0
Current year expense	$109,873
Balance at close of period - 3/31/00		$109,873
Current year expense	$1,272,940
Balance at close of period - 3/31/01		$1,382,813
Current year expense	$1,810,098
Balance at close of period - 3/31/02		$3,192,911
Current year expense	$2,112,653
Balance at close of period - 3/31/03		$5,305,564
Current year expense	$2,113,489
Balance at close of period - 3/31/04		$7,419,053

Boston Capital Tax Credit Fund IV LP - Series 36
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ALOHA HOUSING	3,318,040	552,000	3,283,217	32,203	552,000	3,315,420	3,867,420	536,901	11/99	08/99	5-27.5
ANNADALE HOUSING	11,572,097	226,000	12,231,650	203,496	226,000	12,435,146	12,661,146	3,195,124	06/90	01/00	5-50
ASHTON RIDGE	2,625,042	300,500	9,547,932	270,728	300,500	9,818,660	10,119,160	1,757,732	12/00	02/00	5-27.5
NOWATA	1,252,801	35,000	859,081	733,408	30,000	1,592,489	1,622,489	233,530	02/00	08/99	5-30
PARIS PLACE	1,240,541	272,000	0	2,010,100	272,000	2,010,100	2,282,100	179,322	09/00	11/99	5-27.5
RIVERVIEW BEND	3,266,667	150,000	3,277,543	1,189,604	241,987	4,467,147	4,709,134	732,656	03/00	12/99	5-27.5
SR SUITES WASHINGTON HGTS	3,382,830	29,876	7,361,729	43,724	29,876	7,405,453	7,435,329	910,049	11/00	12/99	5-27.5
VALLEYVIEW EST	449,091	188,091	2,125,968	115,948	63,649	2,241,916	2,305,565	396,913	05/00	11/99	5-27.5
WEDGEWOOD PARK	5,371,085	750,000	0	11,893,798	812,355	11,893,798	12,706,153	1,227,048	08/00	12/99	5-27.5
WILLOWBROOK APTS	1,030,601	215,000	2,220,401	0	215,000	2,220,401	2,435,401	274,848	09/99	06/99	5-27.5
WINGFILED APTS	682,108	139,800	2,104,682	0	139,800	2,104,682	2,244,482	294,714	07/99	06/99	5-27.5
	34,190,903	2,858,267	43,012,203	16,493,009	2,883,167	59,505,212	62,388,379	9,738,837

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 36

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/99		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	13,858,724
Improvements, etc	0
Other	0
		$13,858,724
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$13,858,724
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	22,306,082
Improvements, etc	25,593,908
Other	0
		$47,899,990
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$61,758,714
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions
Improvements, etc	423,780
Other	0
		$423,780
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$62,182,494

Balance at close of period - 3/31/02		$62,181,494
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions
Improvements, etc	104,729
Other	0
		$104,729
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$62,287,223
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions
Improvements, etc	101,156
Other	0
		$101,156
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$62,388,379

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/99		$0
Current year expense	$109,722
Balance at close of period - 3/31/00		$109,722
Current year expense	$3,420,983
Balance at close of period - 3/31/01		$3,530,705
Current year expense	$2,140,499
Balance at close of period - 3/31/02		$5,671,204
Current year expense	$2,060,370
Balance at close of period - 3/31/03		$7,731,574
Current year expense	$2,007,263
Balance at close of period - 3/31/04		$9,738,837

Boston Capital Tax Credit Fund IV LP - Series 37
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ASHTON RIDGE	2,625,042	300,500	9,547,932	270,728	300,500	9,818,660	10,119,160	1,757,732	12/00	02/00	5-27.5
BALDWIN VILLAS	4,923,000	200,000	0	7,889,883	325,000	7,889,883	8,214,883	817,212	7/01	10/99	5-27.5
COLUMBIA WOODS	4,379,943	605,453	0	10,571,637	630,361	10,571,637	11,201,998	810,514	06/02	10/00	5-40
HIGHWAY 18	10,550,000	766,286	7,424,418	5,695,573	797,823	13,119,991	13,917,814	2,121,830	06/00	10/99	5-27.5
SR SUITES WASHINTGON HGTS	3,382,830	29,876	7,361,729	43,724	29,876	7,405,453	7,435,329	910,049	11/00	12/99	5-27.5
SILVER POND	4,544,340	340,000	3,518,005	2,522,908	340,000	6,040,913	6,380,913	472,726	12/01	06/00	40
STEARNS ASSISTED LIVING	435,500	1	0	2,934,502	1	2,934,502	2,934,503	230,149	3/01	12/99	5-27.5
	30,840,655	2,242,116	27,852,084	29,928,955	2,423,561	57,781,039	60,204,600	7,120,212

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 37

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/99		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	8,390,705
Improvements, etc	0
Other	0
		$8,390,705
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$8,390,705
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	10,519,032
Improvements, etc	19,144,384
Other	0
		$29,663,416
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$38,054,121
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	21,802,305
Other	0
		$21,802,305
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$59,856,426

Balance at close of period - 3/31/02		$59,856,426
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	243,191
Other	0
		$243,191
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$60,099,617
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	104,983
Other	0
		$104,983
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$60,204,600

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/99		$0
Current year expense	$0
Balance at close of period - 3/31/00		$0
Current year expense	$719,027
Balance at close of period - 3/31/01		$719,027
Current year expense	$1,847,312
Balance at close of period - 3/31/02		$2,566,339
Current year expense	$2,311,392
Balance at close of period - 3/31/03		$4,877,731
Current year expense	$2,242,481
Balance at close of period - 3/31/04		$7,120,212

Boston Capital Tax Credit Fund IV LP - Series 38
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ALDINE WESTFIELD	3,574,057	334,472	0	8,894,479	347,330	8,894,479	9,241,809	707,952	07/01	04/00	5-27.5
ANDOVER HOUSING	2,586,314	150,000	4,645,760	356,952	150,000	5,002,712	5,152,712	464,161	12/00	05/00	10-40
ARBORS AT EAGLE CREST	1,766,499	305,872	0	8,377,643	290,000	8,377,643	8,667,643	1,181,594	10/01	12/00	5-27.5
BRISTOW PLACE	1,235,201	32,500	896,311	906,749	32,500	1,803,060	1,835,560	189,330	12/00	06/00	5-30
COLUMBIA CREEK	5,566,663	1,068,040	0	11,864,910	1,070,161	11,864,910	12,935,071	1,024,534	11/01	08/00	5-27.5
CUSHING PLACE	1,101,664	0	1,358,355	207,052	30,000	1,565,407	1,595,407	231,890	10/00	03/00	5-27.5
EDNA VANDERBILT	323,208	10,000	502,555	1,132	10,000	503,687	513,687	46,338	10/01	05/01	5-27.5
HAMMOND PLACE	493,304	94,026	2,164,107	0	94,026	2,164,107	2,258,133	226,273	04/00	03/00	5-27.5
HERITAGE II	908,231	60,130	1,171,322	(11,257)	60,130	1,160,065	1,220,195	175,705	06/00	06/00	5-27.5
WILLOWBROOK II	951,008	168,860	2,093,435	0	168,860	2,093,435	2,262,295	231,583	10/01	03/00	5-27.5
	18,506,149	2,223,900	12,831,845	30,597,660	2,253,007	43,429,505	45,682,512	4,479,360

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 38

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/00		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,543,190
Improvements, etc	0
Other	0
		$14,543,190
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$14,543,190
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	512,555
Improvements, etc	30,124,847
Other	0
		$30,637,402
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$45,180,592
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	499,234
Other	0
		$499,234
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$45,679,826

Balance at close of period - 3/31/03		$45,679,826
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,686
Other	0
		$2,686
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$45,682,512

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/00		$0
Current year expense	$143,616
Balance at close of period - 3/31/01		$143,616
Current year expense	$1,011,977
Balance at close of period - 3/31/02		$1,155,593
Current year expense	$1,692,973
Balance at close of period - 3/31/03		$2,848,566
Current year expense	$1,630,794
Balance at close of period - 3/31/04		$4,479,360

Boston Capital Tax Credit Fund IV LP - Series 39
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ARBORS AT EAGLE CREST	1,766,499	305,872	0	8,377,643	290,000	8,377,643	8,667,643	1,181,594	10/01	12/00	5-27.5
ARBORS AT IRONWOOD	1,801,436	121,057	0	5,648,909	110,000	5,648,909	5,758,909	816,478	09/01	07/00	5-27.5
AUSTIN ACRES	867,821	128,000	0	2,045,772	128,000	2,045,772	2,173,772	128,840	09/01	11/00	5-27.5
COLUMBIA CREEK	5,566,663	1,068,040	0	11,864,910	1,070,161	11,864,910	12,935,071	1,024,534	11/01	08/00	5-27.5
DAYSTAR	797,919	155,028	0	1,800,059	155,028	1,800,059	1,955,087	138,262	01/01	02/01	5-27.5
GOUVERNEUR SR	1,200,000	0	0	4,170,493	66,600	4,170,493	4,237,093	267,053	10/01	12/00	12-40
HILLVIEW	911,670	10,000	1,201,246	0	10,000	1,201,246	1,211,246	106,642	12/01	05/01	5-27.5
TALLY HO II	577,563	30,000	1,131,775	(67,711)	30,000	1,064,064	1,094,064	101,860	12/01	06/01	5-27.5
TIMEVER TRAILS I	817,284	50,000	1,280,757	(21,668)	50,000	1,259,089	1,309,089	109,070	07/01	06/01	5-27.5
	14,306,855	1,867,997	3,613,778	33,818,407	1,909,789	37,432,185	39,341,974	3,874,333

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 39

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/00		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,376,035
Improvements, etc	0
Other	0
		$4,376,035
Deductions during period:
Cost of real estate sold	$0
Other	0
Other		$0
Balance at close of period - 3/31/01		$4,376,035
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,703,778
Improvements, etc	29,690,055
Other	0
		$33,393,833
Deductions during period:
Cost of real estate sold	$0
Other	(2,598,038)
		$(2,598,038)
Balance at close of period - 3/31/02		$35,171,830
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,159,308
Other	0
		$4,159,308
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$39,331,138

Balance at close of period - 3/31/03		$39,331,138
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	10,836
Other	0
		$10,836
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$39,341,974

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/00		$0
Current year expense	$11,017
Balance at close of period - 3/31/01		$11,017
Current year expense	$735,243
Balance at close of period - 3/31/02		$746,260
Current year expense	$1,603,550
Balance at close of period - 3/31/03		$2,349,810
Current year expense	$1,524,523
Balance at close of period - 3/31/04		$3,874,333

Boston Capital Tax Credit Fund IV LP - Series 40
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ARBORS IRONWOOD II	897,619	115,000	2,665,008	12,820	115,000	2,677,828	2,792,828	343,512	11/01	02/01	5-27.5
AZLE FOUNTAINHEAD	1,224,708	52,400	782,639	1,108,321	52,400	1,890,960	1,943,360	130,600	05/02	10/01	5-27.5
BALDWIN VILLAS	4,923,000	325,000	7,838,615	51,268	325,000	7,889,883	8,214,883	817,212	07/01	07/01	5-27.5
CAPITAL FIVE	1,209,948	107,162	1,117,138	1,771,813	107,162	2,888,951	2,996,113	211,946	07/02	06/01	5-27.5
CARLISLE APTS	872,511	84,027	2,158,184	1,093	84,027	2,159,277	2,243,304	228,330	06/01	02/01	5-27.5
CENTER PLACE II	784,142	28,590	1,267,462	0	28,590	1,267,462	1,296,052	104,987	10/01	10/01	5-27.5
KC HOMES	3,820,440	275,100	4,764,685	40,495	275,100	4,805,180	5,080,280	407,581	11/01	08/01	5-27.5
LONDONTOWN HOMES	586,429	257,366	2,281,695	0	257,366	2,281,695	2,539,061	159,596	06/01	02/01	5-27.5
MA NO. 2	1,350,732	66,500	2,450,256	117,348	66,500	2,567,604	2,634,104	185,116	02/02	02/01	5-27.5
MEADOWSIDE ASSOC	1,578,846	0	0	3,289,676	51,725	3,289,676	3,341,401	212,324	12/01	05/01	5-27.5
NORTHROCK II	2,357,780	110,000	892,246	3,569,009	110,000	4,461,255	4,571,255	245,691	05/02	07/01	10-40
OAKLAND PSHP	1,245,715	40,000	2,017,047	(39,561)	40,000	1,977,486	2,017,486	201,164	07/01	02/01	5-27.5
SEDGWICK SUNDANCE	369,835	5,000	2,176,106	0	5,000	2,176,106	2,181,106	131,885	10/01	09/01	5-27.5
SOUTHBROOK HOMES	532,759	240,000	2,272,500	0	240,000	2,272,500	2,512,500	130,978	11/01	04/01	5-27.5
SPRINGFIELD METRO	27,059,787	3,282,371	38,725,894	49,462	3,282,371	38,775,356	42,057,727	2,287,665	10/01	06/02	5-40
WESTERN GARDENS	1,294,066	40,800	2,086,305	(100,861)	40,800	1,985,444	2,026,244	219,148	07/01	02/01	5-27.5
	50,108,317	5,029,316	73,495,780	9,870,883	5,081,041	83,366,663	88,447,704	6,017,735

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 40

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/01		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	36,516,831
Improvements, etc	0
Other	0
		$36,516,831
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$36,516,831
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	42,008,265
Improvements, etc	10,001,536
Other	0
		$52,009,801
Deductions during period:
Cost of real estate sold	$0
Other	(140,422)
		$(140,422)
Balance at close of period - 3/31/03		$88,386,210
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	61,494
Other	0
		$61,494
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$88,447,704

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/01		$0
Current year expense	$584,300
Balance at close of period - 3/31/02		$584,300
Current year expense	$2,524,855
Balance at close of period - 3/31/03		$3,109,155
Current year expense	$2,908,580
Balance at close of period - 3/31/04		$6,017,735

Boston Capital Tax Credit Fund IV LP - Series 41
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BIENVILLE	809,024	16,500	1,309,576	0	16,500	1,309,576	1,326,076	130,241	11/01	12/01	5-27.5
BREEZE COVE	997,858	42,500	1,667,004	0	42,500	1,667,004	1,709,504	77,833	10/94	04/03	5-27.5
BREEZEWOOD	1,815,519	42,500	0	5,368,364	128,751	5,368,364	5,497,115	2,045,973	06/02	10/01	5-27.5
BROOKSTONE APTS II	2,462,239	223,150	0	5,228,055	222,750	5,228,055	5,450,805	393,020	08/02	08/01	5-27.5
CASCADES COMMONS	14,079,951	3,375,809	26,269,283	0	3,375,809	26,269,283	29,645,092	7,581,596	10/95	04/03	5-27.5
CEDAR GROVE	1,062,732	112,500	1,447,390	0	112,500	1,447,390	1,559,890	198,966	07/01	05/02	5-27.5
CRANBERRY COVE	997,827	134,400	1,475,984	1,074	134,400	1,477,058	1,611,458	137,759	01/02	05/02	5-27.5
DS HOUSING	1,854,417	330,720	1,652,898	592,803	332,624	2,245,701	2,578,325	71,204	12/03	07/02	30
FOREST GELN	1,313,071	84,800	1,693,791	0	84,800	1,693,791	1,778,591	600,631	12/95	04/03	5-27.5
HALFMOON BDC, LP	1,348,733	292,000	0	2,621,699	292,000	2,621,699	2,913,699	227,480	04/02	07/01	5-27.5
HARBOR POINT	1,672,163	440,000	0	5,368,020	440,126	5,368,020	5,808,146	203,839	10/02	08/01	5-27.5
HAWTHORNE	995,738	77,698	1,162,871	0	77,698	1,162,871	1,240,569	127,631	07/01	05/02	5-27.5
HOLLYWOOD PALMS	8,231,711	850,000	14,921,469	167,200	850,000	15,088,669	15,938,669	546,212	11/02	03/02	5-27.5
MADISON HOUSING II	1,567,786	35,000	3,953,209	0	35,000	3,953,209	3,988,209	245,157	05/02	09/01	10-40
MARWOOD SENIOR	13,117,845	2,011,263	12,393,753	(70,462)	1,916,330	12,323,291	14,239,621	556,656	08/02	07/01	10-40
MEADOWSIDE ASSOC	1,578,846	51,725	3,287,878	1,798	51,725	3,289,676	3,341,401	212,324	12/01	05/01	5-27.5
RED HILL APTS	834,992	24,600	1,344,222	(35,817)	24,600	1,308,405	1,333,005	137,994	06/01	11/01	5-27.5
RH-FRANKIN	387,784	36,000	620,928	0	36,000	620,928	656,928	63,385	09/01	05/02	5-27.5
RH-FULTON	550,520	42,500	839,311	15,500	27,000	854,811	881,811	88,840	09/01	05/02	5-27.5
RH-MENDOTA	729,623	42,500	1,142,673	0	42,500	1,142,673	1,185,173	125,397	06/01	05/02	5-27.5
RH-MT CARROLL	412,829	24,500	611,397	0	24,500	611,397	635,897	63,873	09/01	05/02	5-27.5
SPRINGFIELD METRO	27,059,787	3,282,371	38,725,894	49,462	3,282,371	38,775,356	42,057,727	2,287,665	10/01	06/02	5-40
SUNSHINE APTS	883,682	160,000	2,067,906	0	160,000	2,067,906	2,227,906	85,693	08/02	03/02	5-27.5
	84,764,677	11,733,036	116,587,437	19,307,696	11,710,484	135,895,133	147,605,617	16,209,369

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003

U/C-Property was under construction as of March 31, 2004

There were no carrying costs as of December 31, 2003  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 41

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/01		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,680,757
Improvements, etc	0
Other	0
		$7,680,757
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$7,680,757
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	69,761,910
Improvements, etc	32,622,657
Other	0
		$102,384,567
Deductions during period:
Cost of real estate sold	$0
Other	(35,817)
		$(35,817)
Balance at close of period - 3/31/03		$110,029,507
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	33,133,187
Improvements, etc	4,442,923
Other	0
		$37,576,110
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$147,605,617

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/01		$0
Current year expense	$104,810
Balance at close of period - 3/31/02		$104,810
Current year expense	$2,276,743
Balance at close of period - 3/31/03		$2,381,553
Current year expense	$13,827,816
Balance at close of period - 3/31/04		$16,209,369

Boston Capital Tax Credit Fund IV LP - Series 42
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BREEZEWOOD II	997,839	42,500	0	1,649,188	42,500	1,649,188	1,691,688	38,295	03/03	04/02	5-27.5
CC HOUSING	1,277,500	64,162	1,360,312	537,420	67,217	1,897,732	1,964,949	85,692	12/03	07/02	30
CENTENARY HSNG	2,352,500	57,760	3,768,874	0	57,760	3,768,874	3,826,634	928,215	12/97	04/03	5-27.5
COMMERCE PKWY	1,744,970	242,000	4,352,489	0	242,000	4,352,489	4,594,489	1,404,440	04/97	04/03	5-27.5
CT HOUSING	2,560,000	195,275	3,211,525	232,222	172,675	3,443,747	3,616,422	138,048	12/03	07/02	30
CRITTENDEN COUNTY	791,878	96,688	2,016,683	1,911	96,688	2,018,594	2,115,282	128,078	10/02	06/02	5-27.5
DORCHESTER CT	4,458,103	528,000	0	9,541,137	533,536	9,541,137	10,074,673	70,861	08/03	04/02	5-27.5
GREAT BRIDGE-DOVER	1,529,994	180,000	0	3,904,398	256,657	3,904,398	4,161,055	110,905	12/02	04/02	5-27.5
HARBOR PT II	1,672,163	440,126	5,361,554	6,466	440,126	5,368,020	5,808,146	203,839	10/02	04/02	5-27.5
HOLLYWOOD PALMS	8,231,711	850,000	14,921,469	167,200	850,000	15,088,669	15,938,669	546,212	11/02	08/02	5-27.5
HS HOUSING	2,606,000	456,889	1,593,468	585,994	461,353	2,179,462	2,640,815	70,762	12/03	07/02	30
JEREMY ASSOC	3,577,276	522,890	7,539,499	0	522,890	7,539,499	8,062,389	1,801,427	12/95	04/03	5-40
LOS LUNAS	215,000	150,000	2,241,246	0	150,000	2,241,246	2,391,246	658,366	06/96	04/03	5-27.5
LYNELLE LANDING	1,595,141	340,000	3,438,633	0	340,000	3,438,633	3,778,633	208,496	09/02	03/02	5-27.5
NATCHEZ PLACE	838,079	35,864	1,507,640	0	35,864	1,507,640	1,543,504	156,164	11/01	08/02	5-27.5
NORTHFIELD HSNG	178,476	70,000	450,662	0	70,000	450,662	520,662	133,642	12/96	04/03	5-27.5
PARKHURST PLACE	3,549,684	767,254	3,320,955	0	767,254	3,320,955	4,088,209	170,200	09/02	01/02	5-27.5
SM HOUSING	2,257,344	73,780	2,263,816	493,991	70,238	2,757,807	2,828,045	101,619	12/03	07/02	30
STARWBERRY LANE	2,120,818	63,212	2,992,381	34,030	63,212	3,026,411	3,089,623	263,156	08/02	03/02	5-27.5
TS HOUSING	2,033,877	366,794	1,629,068	730,677	168,871	2,359,745	2,528,616	86,726	12/03	07/02	30
WINGFEILD APTS II	604,307	148,936	2,242,481	0	148,936	2,242,481	2,391,417	136,199	11/01	08/02	5-27.5
	45,192,660	5,692,130	64,212,755	17,884,634	5,557,777	82,097,389	87,655,166	7,441,342

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

U/C-Property was under construction as of March 31, 2004

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 42

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/02		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	52,317,521
Improvements, etc	0
Other	0
		$52,317,521
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$52,317,521
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	19,395,420
Improvements, etc	17,750,281
Other	0
		$37,145,701
Deductions during period:
Cost of real estate sold	$0
Other	(1,808,056)
		$(1,808,056)
Balance at close of period - 3/31/04		$87,655,166

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/02		$0
Current year expense	$683,423
Balance at close of period - 3/31/03		$683,423
Current year expense	$6,757,919
Balance at close of period - 3/31/04		$7,441,342

Boston Capital Tax Credit Fund IV LP - Series 43
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
AM HOUSING	3,815,000	1,010,088	4,887,737	659,030	833,522	5,546,767	6,380,289	203,737	12/03	09/02	5-27.5
AP HOUSING	2,500,000	723,530	2,147,588	567,043	734,057	2,714,631	3,448,688	104,274	12/03	09/02	5-27.5
BOHANNON PLACE	450,000	100,000	1,194,661	0	100,000	1,194,661	1,294,661	5,546	10/03	05/03	5-27.5
CARPENTER SCHOOL	1,489,481	47,500	2,412,532	0	47,500	2,412,532	2,460,032	92,404	12/03	01/03	40
CHARLEVOIX APTS	1,265,376	64,259	1,458,895	0	64,259	1,458,895	1,523,154	67,548	11/02	09/02	10-40
CLOVER LANE	463,817	36,194	834,077	0	36,194	834,077	870,271	42,827	10/02	09/02	10-40
DORCHESTER CT	4,458,103	528,000	0	9,541,137	533,536	9,541,137	10,074,673	70,861	08/03	09/02	5-27.5
GILBERT APTS	887,000	160,000	0	0	160,000	0	160,000	0	U/C	07/03	N/A
HENDERSON FOUNTAINHEAD	1,039,732	25,000	999,547	839,049	25,000	1,838,596	1,863,596	73,732	03/03	09/02	5-27.5
HOLLYWOOD PALMS	8,231,711	850,000	14,921,469	167,200	850,000	15,088,669	15,938,669	546,212	11/02	12/02	5-27.5
KP HOUSING	1,588,076	177,147	1,608,794	346,378	214,387	1,955,172	2,169,559	69,229	12/03	09/02	5-27.5
LAKEWOOD APTS	843,017	36,332	1,248,636	0	36,332	1,248,636	1,284,968	56,138	10/02	09/02	10-40
LAWRENCEVILLE	13,800,000	1,632,824	0	15,887,983	1,632,824	15,887,983	17,520,807	651,500	01/03	12/02	5-27.5
LYCEUM HOUSING	1,398,594	24,000	0	0	24,000	0	24,000	0	12/03	04/03	N/A
MDI LIMITED	1,955,117	302,827	4,462,245	0	302,827	4,462,245	4,765,072	62,664	08/03	09/03	5-27.5
PARKSIDE APTS-COLEMAN	989,718	65,119	650,632	1,119,125	65,119	1,769,757	1,834,876	81,755	12/02	09/02	10-40
PYRAMID SEVEN	451,022	91,177	780,110	0	91,177	780,110	871,287	0	U/C	04/03	N/A
RIVERVIEW APTS-BLISSFIELD	751,597	51,214	664,606	577,198	51,214	1,241,804	1,293,018	51,845	02/02	09/02	10-40
SG HOUSING	2,063,787	618,589	1,899,538	685,502	616,571	2,585,040	3,201,611	88,040	12/03	09/02	5-27.5
STOTTVILLE LP	1,117,249	36,375	0	2,129,873	36,375	2,129,873	2,166,248	72,447	05/03	09/02	5-27.5
STRAWBERRY LAKE	1,092,887	426,685	2,150,765	(450,659)	97,738	1,700,106	1,797,844	8,135	12/03	07/03	5-40
	50,651,284	7,006,860	42,321,832	32,068,859	6,552,632	74,390,691	80,943,323	2,348,894

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

U/C-Property was under construction as of March 31, 2004

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 43

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/02		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	39,753,640
Improvements, etc	0
Other	0
		$39,753,640
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$39,753,640
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	11,372,896
Improvements, etc	32,394,237
Other	0
		$43,767,133
Deductions during period:
Cost of real estate sold	$0
Other	(2,577,450)
		$(2,577,450)
Balance at close of period - 3/31/04		$80,943,323

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/02		$0
Current year expense	$359,244
Balance at close of period - 3/31/03		$359,244
Current year expense	$1,989,650
Balance at close of period - 3/31/04		$2,348,894

Boston Capital Tax Credit Fund IV LP - Series 44

Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
AURORA VILLAGE	4,691,312	450,000	5,828,270	0	450,000	5,828,270	6,278,270	222,949	03/03	02/03	5-27.5
ALEXANDER MILLS	13,800,000	1,632,824	15,887,983	0	1,632,824	15,887,983	17,520,807	651,500	01/03	02/03	5-27.5
NEW OXFORD MANOR	1,361,769	146,196	1,727,366	0	146,196	1,727,366	1,873,562	90,577	05/03	03/03	5-27.5
NORTH FORTY ASPEN PLUS	2,834,678	184,735	3,354,056	0	184,735	3,354,056	3,538,791	46,803	10/03	04/03	5-40
NORTHROCK HSNG III	1,031,206	140,228	2,540,256	0	140,228	2,540,256	2,680,484	24,105	11/03	06/03	5-27.5
ORCHARD RIVER	7,353,274	454,334	8,704,252	0	454,334	8,704,252	9,158,586	153,381	11/03	10/03	5-40
UNITED DEVELOPMENT 2001- FAMILIES FIRS	2,757,240	113,239	0	0	113,239	0	113,239	0	U/C	05/03	N/A
UNITED DEVELOPMENT 2001-MEMPHIS	0	0	3,248,652	0	0	3,248,652	3,248,652	57,959	U/C	05/03	5-27.5
	33,829,479	3,121,556	41,290,835	0	3,121,556	41,290,835	44,412,391	1,247,274

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

U/C-Property was under construction as of March 31, 2004

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 44

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/03		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	44,412,391
Improvements, etc	0
Other	0
		$44,412,391
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$44,412,391

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/03		$0
Current year expense	$1,247,274
Balance at close of period - 3/31/04		$1,247,274

Boston Capital Tax Credit Fund IV LP - Series 45

Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
200 EAST AVE	9,000,665	61,000	10,161,037	0	61,000	10,161,037	10,222,037	1,296,189	07/00	12/03	12-40
BALDWIN VILLAS	4,923,000	325,000	7,889,883	0	325,000	7,889,883	8,214,883	817,212	06/01	12/03	5-27.5
BORGER FOUNTAINHEAD	994,173	31,000	1,728,417	0	31,000	1,728,417	1,759,417	29,377	10/03	08/03	5-27.25
BREEZEWOOD II	997,839	42,500	1,649,188	0	42,500	1,649,188	1,691,688	38,295	08/03	12/03	5-27.25
BROOKSIDE PARK	2,551,800	2,563,808	0	0	2,563,808	0	2,563,808	0	U/C	12/03	N/A
BROOKSIDE SQUARE	1,161,687	70,000	1,042,108	0	70,000	1,042,108	1,112,108	23,637	U/C	07/03	5-27.25
BROOKSTONE PL II	2,462,239	222,750	5,228,055	0	222,750	5,228,055	5,450,805	393,020	08/02	12/03	5-27.25
CHILDRESS APTS	853,039	27,000	1,863,615	0	27,000	1,863,615	1,890,615	10,641	03/04	05/03	5-27.5
FARMINGTON ASSOC	1,000,000	299,237	1,196,293	0	299,237	1,196,293	1,495,530	3,601	U/C	07/03	5-40
KINGS PT INV GROUP	2,525,000	250,000	3,083,509	0	250,000	3,083,509	3,333,509	34,261	12/03	08/03	5-27.5
HALFMOON BDC	1,348,733	292,000	2,621,699	0	292,000	2,621,699	2,913,699	227,480	04/02	12/03	5-27.5
HARBOR PT II	1,672,163	440,126	5,368,020	0	440,126	5,368,020	5,808,146	203,839	10/02	12/03	5-27.5
LAKEVIEW STATION	842,513	210,300	2,260,747	0	210,300	2,260,747	2,471,047	21,784	09/03	07/03	5-27.5
LONE TERRACE	848,871	23,500	1,394,608	0	23,500	1,394,608	1,418,108	15,548	01/04	07/03	40
LORIE VILLAGE	955,007	194,500	2,117,390	0	194,500	2,117,390	2,311,890	9,656	11/03	07/03	5-27.5
MILL RACE	994,577	56,471	1,337,935	0	56,471	1,337,935	1,394,406	9,792	12/03	07/03	40
NEW SHINNSTON	950,000	66,000	1,844,077	0	66,000	1,844,077	1,910,077	60,331	12/03	10/03	5-27.5
RIDGECREST APTS	4,947,801	78,000	1,831,000	0	78,000	1,831,000	1,909,000	15,258	U/C	08/03	5-27.5
SULPHER TERRACE	850,134	26,000	1,380,305	0	26,000	1,380,305	1,406,305	15,397	01/04	07/03	40
UNIVERSITY PLAZA	975,442	110,000	1,321,466	0	110,000	1,321,466	1,431,466	32,016	09/03	07/03	5-27.5
	40,854,683	5,389,192	55,319,352	0	5,389,192	55,319,352	60,708,544	3,257,334

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

U/C-Property was under construction as of March 31, 2004

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 45

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/03		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	60,708,544
Improvements, etc	0
Other	0
		$60,708,544
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$60,708,544

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/03		$0
Current year expense	$3,257,334
Balance at close of period - 3/31/04		$3,257,334

Boston Capital Tax Credit Fund IV LP - Series 46

Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Initial cost to company			Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
AGENT KENNSINGTON	4,900,000	415,000	4,089,304	0	415,000	4,089,304	4,504,304	13,111	U/C	10/03	5-27.5
JACKSONVILLE SQ	1,131,723	80,00	1,222,114	0	80,00	1,222,114	1,222,114	31,270	U/C	11/03	5-27.5
PANOLA HOUSING	809,004	15,000	798,281	0	15,000	798,281	798,281	23,283	U/C	12/03	5-27.5
ROSEHILL OF TOPEKA	990,138	22,0324	0	0	22,0324	0	220,324	0	U/C	12/03	N/A
	7,830,865	730,324	6,109,699	0	730,324	6,109,699	6,840,023	67,664

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

U/C-Property was under construction as of March 31, 2004

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP - Series 46

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/03		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	6,840,023
Improvements, etc	0
Other	0
		$6,840,023
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$6,840,023

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/03		$0
Current year expense	$67,664
Balance at close of period - 3/31/04		$67,664