Form 10-K, Exhibit 13
period 2005-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2005-07-15
CIK 913778

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND IV L.P. -

SERIES 20 THROUGH SERIES 46

MARCH 31, 2005 AND 2004

(UNAUDITED)

Boston Capital Tax Credit Fund IV L.P. -

Series 20 through Series 46

TABLE OF CONTENTS

PAGE
FINANCIAL STATEMENTS

BALANCE SHEETS	F-3

STATEMENTS OF OPERATIONS	F-31

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL	F-59

STATEMENTS OF CASH FLOWS	F-87

NOTES TO FINANCIAL STATEMENTS	F-143

SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION	F-302

NOTES TO SCHEDULE III

Schedules not listed are omitted because of the absence of the conditions under which they are required or the information is included in the financial statements or the notes thereto.

Boston Capital Tax Credit Fund IV L.P. -

Series 20 through Series 46

Exceptions to Certifications

The financial statements are presented as unaudited in the Form 10-K as of March 31, 2005 and 2004 and for the three years ended March 31, 2005 as the Report of the Independent Registered Public Accounting Firm could not be filed within the prescribed time period because the issuer was not able to obtain audit opinions which refer to the auditing standards of the Public Company Accounting Oversight Board (United States) (PCAOB) of property partnerships, in which the issuer holds noncontrolling limited partner interests. The non-affiliated local operating partnership general partners engage the accountants auditing each local operating partnership.

Historically, the audits, and the reports thereon, of the local operating partnerships were performed in accordance with Generally Accepted Auditing Standards (GAAS).

On May 11, 2005 draft guidance was issued by the Public Company Accounting Oversight Board which was confirmed on June 24, 2005 by the AICPA Center for Public Company Audit Firms, that clearly establishes the requirement for the audit reports of the operating partnerships of a Public Fund to refer to the auditing standards of the PCAOB.

The audits of the operating partnerships were performed primarily during the months of January and February and refer to Generally Accepted Auditing Standards.  We have all appropriate originally signed opinions from the operating partnerships, however, they do not refer to the auditing standards of the Public Company Accounting Oversight Board.

Our independent registered public accounting firm has performed an audit of the registrant but cannot issue an opinion in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Therefore, we are filing our 10-K as “UNAUDITED” as it is without an audit opinion.

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2005 and 2004

(UNAUDITED)

	Total
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$371,348,184	$436,741,304

OTHER ASSETS
Cash and cash equivalents (notes A and G)	18,346,447	33,051,933
Investments available-for-sale (notes A and F)	16,022,675	20,600,420
Notes receivable (note D)	4,919,220	8,182,738
Deferred acquisition costs (note A)	35,278,068	36,053,820
Other assets	10,038,491	10,020,450

	$455,953,085	$544,650,665

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$38,479	$66,482
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	26,220,340	21,701,204
Capital contributions payable (note C)	19,635,047	32,845,438

	45,893,866	54,613,124
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 at March 31, 2005 and 2004, issued and outstanding	413,253,662	492,272,914
General partner	(3,067,324)	(2,269,173)
Accumulated other comprehensive income	(127,119)	33,800

	410,059,219	490,037,541

	$455,953,085	$544,650,665

	Series 20
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$3,992,146	$9,951,958

OTHER ASSETS
Cash and cash equivalents (notes A and G)	2,435,923	252,117
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	76,802	80,374
Other assets	1,742,519	1,796,298

	$8,247,390	$12,080,747

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	2,808,344	3,558,524
Capital contributions payable (note C)	388,026	388,026

	3,196,370	3,946,550
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 at March 31, 2005 and 2004 issued and outstanding	5,331,075	8,383,420
General partner	(280,055)	(249,223)
Accumulated other comprehensive income	—	—

	5,051,020	8,134,197

	$8,247,390	$12,080,747

	Series 21
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$796,088	$1,527,512

OTHER ASSETS
Cash and cash equivalents (notes A and G)	100,468	142,893
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	457,639	457,639
Deferred acquisition costs (note A)	42,008	43,962
Other assets	280,232	280,232

	$1,676,435	$2,452,238

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	1,053,710	852,869
Capital contributions payable (note C)	457,642	457,642

	1,511,352	1,310,511
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 at March 31, 2005 and 2004 issued and outstanding	325,384	1,292,262
General partner	(160,301)	(150,535)
Accumulated other comprehensive income	—	—

	165,083	1,141,727

	$1,676,435	$2,452,238

	Series 22
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$3,776,184	$7,983,840

OTHER ASSETS
Cash and cash equivalents (notes A and G)	272,446	320,139
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	450,981	450,981
Deferred acquisition costs (note A)	132,005	138,145
Other assets	167,344	167,344

	$4,798,960	$9,060,449

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	2,099,106	1,889,514
Capital contributions payable (note C)	477,996	479,496

	2,577,102	2,369,010
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 at March 31, 2005 and 2004 issued and outstanding	2,418,720	6,843,606
General partner	(196,863)	(152,167)
Accumulated other comprehensive income	—	—

	2,221,858	6,691,439

	$4,798,960	$9,060,449

	Series 23
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$8,808,920	$14,271,144

OTHER ASSETS
Cash and cash equivalents (notes A and G)	126,832	140,695
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	196,311	205,442
Other assets	269,371	269,370

	$9,401,434	$14,886,651

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	1,554,741	1,314,475
Capital contributions payable (note C)	117,796	117,796

	1,672,537	1,432,271
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 at March 31, 2005 and 2004 issued and outstanding	7,936,454	13,604,682
General partner	(207,557)	(150,302)
Accumulated other comprehensive income	—	—

	7,728,897	13,454,380

	$9,401,434	$14,886,651

	Series 24
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$5,663,873	$7,862,910

OTHER ASSETS
Cash and cash equivalents (notes A and G)	220,367	221,188
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	155,478	155,478
Deferred acquisition costs (note A)	219,398	229,602
Other assets	857,394	857,394

	$7,116,510	$9,326,572

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$678	$678
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	1,598,844	1,373,004
Capital contributions payable (note C)	368,239	368,239

	1,967,761	1,741,921
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 at March 31, 2005 and 2004 issued and outstanding	5,282,560	7,694,103
General partner	(133,811)	(109,452)
Accumulated other comprehensive income	—	—

	5,148,749	7,584,651

	$7,116,510	$9,326,572

	Series 25
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$11,624,522	$14,051,041

OTHER ASSETS
Cash and cash equivalents (notes A and G)	378,135	443,860
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	220,337	230,586
Other assets	746,785	746,785

	$12,969,779	$15,472,272

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$978	$978
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	1,408,733	1,136,057
Capital contributions payable (note C)	768,198	943,704

	2,177,909	2,080,739
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 at March 31, 2005 and 2004 issued and outstanding	10,941,396	13,515,062
General partner	(149,526)	(123,529)
Accumulated other comprehensive income	—	—

	10,791,870	13,391,533

	$12,969,779	$15,472,272

	Series 26
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$17,047,575	$22,225,204

OTHER ASSETS
Cash and cash equivalents (notes A and G)	353,640	447,941
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	135,822	135,822
Deferred acquisition costs (note A)	388,789	405,693
Other assets	1,564,626	1,564,626

	$19,490,452	$24,779,286

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$90	$90
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	2,425,561	2,090,807
Capital contributions payable (note C)	1,443,838	1,443,838

	3,869,489	3,534,735
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 at March 31, 2005 and 2004 issued and outstanding	15,805,006	21,372,359
General partner	(184,044)	(127,808)
Accumulated other comprehensive income	—	—

	15,620,963	21,244,551

	$19,490,452	$24,779,286

	Series 27
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$12,001,035	$13,905,222

OTHER ASSETS
Cash and cash equivalents (notes A and G)	127,380	234,047
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	321,355	336,302
Other assets	172,425	172,425

	$12,622,195	$14,647,996

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	1,670,518	1,455,313
Capital contributions payable (note C)	39,749	39,749

	1,710,267	1,495,062
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 at March 31, 2005 and 2004 issued and outstanding	11,009,256	13,227,852
General partner	(97,328)	(74,918)
Accumulated other comprehensive income	—	—

	10,911,928	13,152,934

	$12,622,195	$14,647,996

	Series 28
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$19,465,921	$23,747,689

OTHER ASSETS
Cash and cash equivalents (notes A and G)	428,256	464,935
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	350,913	605,000
Deferred acquisition costs (note A)	70,962	74,262
Other assets	2,595	2,595

	$20,318,647	$24,894,481

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$28,003
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	—	—
Capital contributions payable (note C)	40,968	40,968

	40,968	68,971
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 at March 31, 2005 and 2004 issued and outstanding	20,418,650	24,921,003
General partner	(140,971)	(95,493)
Accumulated other comprehensive income	—	—

	20,277,679	24,825,510

	$20,318,647	$24,894,481

	Series 29
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$13,896,918	$19,475,261

OTHER ASSETS
Cash and cash equivalents (notes A and G)	253,902	328,122
Investments available-for-sale (notes A and F)	161,615	161,713
Notes receivable (note D)	20,935	20,935
Deferred acquisition costs (note A)	71,142	74,450
Other assets	782	604

	$14,405,294	$20,061,085

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	1,048,756	760,776
Capital contributions payable (note C)	66,718	86,718

	1,115,474	847,494
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 at March 31, 2005 and 2004 issued and outstanding	13,496,131	19,360,361
General partner	(205,743)	(146,508)
Accumulated other comprehensive income	(568)	(262)

	13,289,820	19,213,591

	$14,405,294	$20,061,085

	Series 30
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$12,475,745	$15,343,813

OTHER ASSETS
Cash and cash equivalents (notes A and G)	300,371	124,788
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	51,842	273,842
Deferred acquisition costs (note A)	456,585	477,819
Other assets	39,235	1,771

	$13,323,778	$16,222,033

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	405,327	184,407
Capital contributions payable (note C)	128,167	128,167

	533,494	312,574
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 at March 31, 2005 and 2004 issued and outstanding	12,889,438	15,977,421
General partner	(99,154)	(67,962)
Accumulated other comprehensive income	—	—

	12,790,284	15,909,459

	$13,323,778	$16,222,033

	Series 31
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$17,484,487	$22,596,325

OTHER ASSETS
Cash and cash equivalents (notes A and G)	134,942	487,978
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	641,362	655,675
Deferred acquisition costs (note A)	—	—
Other assets	134,136	147,047

	$18,394,927	$23,887,025

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	264,960	264,960
Capital contributions payable (note C)	682,058	695,771

	947,018	960,731
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 at March 31, 2005 and 2004 issued and outstanding	17,652,689	23,076,290
General partner	(204,780)	(149,996)
Accumulated other comprehensive income	—	—

	17,447,909	22,926,294

	$18,394,927	$23,887,025

	Series 32
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$22,840,635	$27,979,243

OTHER ASSETS
Cash and cash equivalents (notes A and G)	439,407	319,905
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	129,908	536,581
Deferred acquisition costs (note A)	653,670	684,066
Other assets	348,301	448,301

	$24,411,921	$29,968,096

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	1,010,661	679,092
Capital contributions payable (note C)	520,571	902,467

	1,531,232	1,581,559
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 at March 31, 2005 and 2004 issued and outstanding	23,058,243	28,509,033
General partner	(177,554)	(122,496)
Accumulated other comprehensive income	—	—

	22,880,689	28,386,537

	$24,411,921	$29,968,096

	Series 33
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$14,070,311	$15,749,412

OTHER ASSETS
Cash and cash equivalents (notes A and G)	191,000	194,499
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	58,877	74,696
Deferred acquisition costs (note A)	586,513	613,790
Other assets	133,131	133,131

	$15,039,832	$16,765,528

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	641,330	467,366
Capital contributions payable (note C)	202,285	202,285

	843,615	669,651
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 at March 31, 2005 and 2004 issued and outstanding	14,280,034	16,160,698
General partner	(83,818)	(64,821)
Accumulated other comprehensive income	—	—

	14,196,217	16,095,877

	$15,039,832	$16,765,528

	Series 34
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$16,244,390	$20,605,779

OTHER ASSETS
Cash and cash equivalents (notes A and G)	198,385	248,852
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	3,547	3,547
Deferred acquisition costs (note A)	932,117	975,473
Other assets	11,473	11,473

	$17,389,912	$21,845,124

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	1,183,388	890,192
Capital contributions payable (note C)	48,744	85,968

	1,232,132	976,160
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 at March 31, 2005 and 2004 issued and outstanding	16,296,593	20,960,665
General partner	(138,813)	(91,701)
Accumulated other comprehensive income	—	—

	16,157,780	20,868,964

	$17,389,912	$21,845,124

	Series 35
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$16,542,608	$18,651,926

OTHER ASSETS
Cash and cash equivalents (notes A and G)	636,348	568,900
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	322,784	322,784
Deferred acquisition costs (note A)	2,641,520	2,764,380
Other assets	124,353	196,002

	$20,267,613	$22,503,992

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	508,542	300,478
Capital contributions payable (note C)	603,740	603,740

	1,112,282	904,218
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 at March 31, 2005 and 2004 issued and outstanding	19,245,802	21,665,801
General partner	(90,471)	(66,027)
Accumulated other comprehensive income	—	—

	19,155,331	21,599,774

	$20,267,613	$22,503,992

	Series 36
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$10,398,042	$11,525,838

OTHER ASSETS
Cash and cash equivalents (notes A and G)	76,718	79,639
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	322,784	322,784
Deferred acquisition costs (note A)	1,813,747	1,898,107
Other assets	338,277	338,277

	$12,949,568	$14,164,645

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	809,640	634,828
Capital contributions payable (note C)	657,998	657,998

	1,467,638	1,292,826
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,837 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,837 at March 31, 2005 and 2004 issued and outstanding	11,545,774	12,921,764
General partner	(63,844)	(49,945)
Accumulated other comprehensive income	—	—

	11,481,930	12,871,819

	$12,949,568	$14,164,645

	Series 37
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$13,869,029	$15,180,208

OTHER ASSETS
Cash and cash equivalents (notes A and G)	390,428	168,094
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	122,562	155,490
Deferred acquisition costs (note A)	2,024,879	2,114,865
Other assets	98,160	277,840

	$16,505,058	$17,896,497

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	668,371	463,506
Capital contributions payable (note C)	155,363	155,363

	823,734	618,869
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 at March 31, 2005 and 2004 issued and outstanding	15,740,074	17,320,415
General partner	(58,750)	(42,787)
Accumulated other comprehensive income	—	—

	15,681,324	17,277,628

	$16,505,058	$17,896,497

	Series 38
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$14,277,836	$15,667,255

OTHER ASSETS
Cash and cash equivalents (notes A and G)	200,256	139,965
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	2,301,626	2,397,527
Other assets	4,875	64,336

	$16,784,593	$18,269,083

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	595,053	414,973
Capital contributions payable (note C)	—	117,735

	595,053	532,708
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 at March 31, 2005 and 2004, are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 at March 31, 2005 and 2004, issued and outstanding	16,245,929	17,777,296
General partner	(56,389)	(40,921)
Accumulated other comprehensive income	—	—

	16,189,540	17,736,375

	$16,784,593	$18,269,083

	Series 39
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$12,453,172	$13,521,338

OTHER ASSETS
Cash and cash equivalents (notes A and G)	198,542	96,315
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	2,128,726	2,216,508
Other assets	184,159	294,028

	$14,964,599	$16,128,189

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	646,653	494,497
Capital contributions payable (note C)	—	—

	646,653	494,497
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,152 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,152 at March 31, 2005 and 2004 issued and outstanding	14,371,208	15,673,797
General partner	(53,262)	(40,105)
Accumulated other comprehensive income	—	—

	14,317,946	15,633,692

	$14,964,599	$16,128,189

	Series 40
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$16,062,040	$17,263,072

OTHER ASSETS
Cash and cash equivalents (notes A and G)	30,695	40,313
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	2,590,141	2,692,163
Other assets	325,418	325,418

	$19,008,294	$20,320,966

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$36,733	$36,733
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	967,209	750,951
Capital contributions payable (note C)	152,424	152,424

	1,156,366	940,108
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 at March 31, 2005 and 2004, are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 at March 31, 2005 and 2004 issued and outstanding	17,898,351	19,411,992
General partner	(46,423)	(31,134)
Accumulated other comprehensive income	—	—

	17,851,928	19,380,858

	$19,008,294	$20,320,966

	Series 41
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$13,954,936	$18,522,070

OTHER ASSETS
Cash and cash equivalents (notes A and G)	178,767	323,017
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	—	50,000
Deferred acquisition costs (note A)	2,830,533	2,941,043
Other assets	627,489	419,693

	$17,591,725	$22,255,823

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	960,276	683,357
Capital contributions payable (note C)	480,554	838,164

	1,440,830	1,521,521
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 at March 31, 2005 and 2004 issued and outstanding	16,239,946	20,777,519
General partner	(89,051)	(43,217)
Accumulated other comprehensive income	—	—

	16,150,895	20,734,302

	$17,591,725	$22,255,823

	Series 42
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$16,412,718	$17,580,082

OTHER ASSETS
Cash and cash equivalents (notes A and G)	943,069	1,858,784
Investments available-for-sale (notes A and F)	—	—
Notes receivable (note D)	591,011	1,065,305
Deferred acquisition costs (note A)	2,886,153	2,948,991
Other assets	290,765	278,222

	$21,123,716	$23,731,384

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	775,603	516,481
Capital contributions payable (note C)	680,975	2,026,211

	1,456,578	2,542,692
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 at March 31, 2005 and 2004 issued and outstanding	19,706,698	21,213,036
General partner	(39,560)	(24,344)
Accumulated other comprehensive income	—	—

	19,667,138	21,188,692

	$21,123,716	$23,731,384

	Series 43
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$21,850,521	$24,108,220

OTHER ASSETS
Cash and cash equivalents (notes A and G)	332,509	1,723,622
Investments available-for-sale (notes A and F)	382,839	2,401,514
Notes receivable (note D)	1,102,775	1,317,945
Deferred acquisition costs (note A)	3,718,356	3,812,241
Other assets	192,557	201,025

	$27,579,557	$33,564,567

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	703,358	395,891
Capital contributions payable (note C)	822,429	4,608,555

	1,525,787	5,004,446
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 at March 31, 2005 and 2004 issued and outstanding	26,113,513	28,582,516
General partner	(56,636)	(31,697)
Accumulated other comprehensive income	(3,107)	9,302

	26,053,770	28,560,121

	$27,579,557	$33,564,567

	Series 44
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$13,310,274	$14,763,643

OTHER ASSETS
Cash and cash equivalents (notes A and G)	1,764,709	1,867,420
Investments available-for-sale (notes A and F)	4,551,671	3,964,717
Notes receivable (note D)	—	747,691
Deferred acquisition costs (note A)	2,658,301	2,755,762
Other assets	5,465	1,250

	$22,290,420	$24,100,483

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	328,018	116,471
Capital contributions payable (note C)	1,207,614	2,077,152

	1,535,632	2,193,623
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,193 at March 31, 2005 and 2004 issued and outstanding	20,810,026	21,912,570
General partner	(25,715)	(14,578)
Accumulated other comprehensive income	(29,523)	8,868

	20,754,788	21,906,860

	$22,290,420	$24,100,483

	Series 45
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$25,212,481	$22,349,618

OTHER ASSETS
Cash and cash equivalents (notes A and G)	2,145,548	5,967,616
Investments available-for-sale (notes A and F)	6,744,288	10,634,756
Notes receivable (note D)	—	830,543
Deferred acquisition costs (note A)	2,994,869	2,897,541
Other assets	1,362,092	1,014,271

	$38,459,278	$43,694,345

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	—	—
Capital contributions payable (note C)	5,381,087	9,227,492

	5,381,087	9,227,492
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 at March 31, 2005 and 2004 issued and outstanding	33,150,543	34,454,769
General partner	(18,591)	(5,444)
Accumulated other comprehensive income	(53,761)	17,528

	33,078,191	34,466,853

	$38,459,278	$43,694,345

	Series 46
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$16,815,777	$10,331,681

OTHER ASSETS
Cash and cash equivalents (notes A and G)	5,487,404	15,846,289
Investments available-for-sale (notes A and F)	4,182,262	3,437,720
Notes receivable (note D)	—	—
Deferred acquisition costs (note A)	2,321,223	2,044,726
Other assets	14,532	10,692

	$28,821,198	$31,671,108

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit (note H)	—	—
Accounts payable - affiliates (note B)	83,638	12,415
Capital contributions payable (note C)	3,741,868	5,999,770

	3,825,506	6,012,185
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 at March 31, 2005 and 2004 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 at March 31, 2005 and 2004 issued and outstanding	25,044,166	25,662,622
General partner	(8,314)	(2,063)
Accumulated other comprehensive income	(40,160)	(1,636)

	24,995,692	25,658,923

	$28,821,198	$31,671,108

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

(UNAUDITED)

	Total
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$1,134,798	$1,101,678	$1,039,697
Miscellaneous	20,737	96,233	71,537

	1,155,535	1,197,911	1,111,234

Share of losses from operating limited partnerships (note A)	(35,192,607)	(32,079,974)	(26,840,274)

Expenses
Fund management fee (note B)	6,057,625	5,942,231	5,283,658
Amortization (note A)	1,579,759	1,289,948	881,921
General and administrative expenses (note B)	1,243,049	1,180,164	949,645
Professional fees	770,268	778,122	583,813
Impairment loss (note A)	36,127,368	7,631,525	770,199
Organization costs (note A)	—	160,044	164,728

	45,778,069	16,982,034	8,633,964

NET LOSS (note A)	$(79,815,141)	$(47,864,097)	$(34,363,004)

Net loss allocated to general partner	$(798,151)	$(478,642)	$(343,627)

Net loss allocated to assignees	$(79,016,990)	$(47,385,455)	$(34,019,377)

Net loss per BAC	$(0.94)	$(0.60)	$(0.49)

Series 45 and 46 were not formed until after March 31, 2003, therefore only two periods of comparative information has been included.

	Series 20
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$9,144	$1,117	$1,533
Miscellaneous	7,423	11,531	6,986

	16,567	12,648	8,519

Share of losses from operating limited partnerships (note A)	(1,077,264)	(1,710,130)	(2,005,043)

Expenses
Fund management fee (note B)	326,734	285,285	315,994
Amortization (note A)	3,572	3,572	3,571
General and administrative expenses (note B)	28,836	32,624	39,104
Professional fees	35,811	47,664	29,596
Impairment loss (note A)	1,627,527	414,749	—
Organization costs (note A)	—	—	—

	2,022,480	783,894	388,265

NET LOSS (note A)	$(3,083,177)	$(2,481,376)	$(2,384,789)

Net loss allocated to general partner	$(30,832)	$(24,814)	$(23,848)

Net loss allocated to assignees	$(3,052,345)	$(2,456,562)	$(2,360,941)

Net loss per BAC	$(0.79)	$(0.64)	$(0.61)

	Series 21
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$449	$866	$34,360
Miscellaneous	—	796	3,000

	449	1,662	37,360

Share of losses from operating limited partnerships (note A)	(409,199)	(738,659)	(453,916)

Expenses
Fund management fee (note B)	201,908	222,840	179,015
Amortization (note A)	1,954	1,954	1,954
General and administrative expenses (note B)	20,526	20,318	22,567
Professional fees	21,281	35,957	38,313
Impairment loss (note A)	322,225	315,862	—
Organization costs (note A)	—	—	—

	567,894	596,931	241,849

NET LOSS (note A)	$(976,644)	$(1,333,928)	$(658,405)

Net loss allocated to general partner	$(9,766)	$(13,339)	$(6,584)

Net loss allocated to assignees	$(966,878)	$(1,320,589)	$(651,821)

Net loss per BAC	$(0.51)	$(0.70)	$(0.34)

	Series 22
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$1,067	$1,607	$14,456
Miscellaneous	2,913	3,064	6,050

	3,980	4,671	20,506

Share of losses from operating limited partnerships (note A)	(875,241)	(1,186,141)	(1,154,777)

Expenses
Fund management fee (note B)	233,948	242,202	214,068
Amortization (note A)	6,140	6,140	6,139
General and administrative expenses (note B)	24,205	27,738	40,292
Professional fees	26,889	24,891	25,647
Impairment loss (note A)	3,307,138	342,983	404,691
Organization costs (note A)	—	—	—

	3,598,320	643,954	690,837

NET LOSS (note A)	$(4,469,581)	$(1,825,424)	$(1,825,108)

Net loss allocated to general partner	$(44,696)	$(18,254)	$(18,251)

Net loss allocated to assignees	$(4,424,886)	$(1,807,170)	$(1,806,857)

Net loss per BAC	$(1.73)	$(0.70)	$(0.70)

	Series 23
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$515	$704	$918
Miscellaneous	801	3,460	3,300

	1,316	4,164	4,218

Share of losses from operating limited partnerships (note A)	(1,406,027)	(1,326,789)	(1,347,032)

Expenses
Fund management fee (note B)	211,951	214,527	197,700
Amortization (note A)	9,131	9,131	9,131
General and administrative expenses (note B)	27,039	30,023	35,878
Professional fees	27,033	31,566	26,156
Impairment loss (note A)	4,045,618	770,873	—
Organization costs (note A)	—	—	—

	4,320,772	1,056,120	268,865

NET LOSS (note A)	$(5,725,483)	$(2,378,745)	$(1,611,679)

Net loss allocated to general partner	$(57,255)	$(23,787)	$(16,117)

Net loss allocated to assignees	$(5,668,228)	$(2,354,958)	$(1,595,562)

Net loss per BAC	$(1.70)	$(0.71)	$(0.48)

	Series 24
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$841	$1,061	$110,591
Miscellaneous	—	11,280	3,847

	841	12,341	114,438

Share of losses from operating limited partnerships (note A)	(720,777)	(687,594)	(62,763)

Expenses
Fund management fee (note B)	196,009	169,422	192,817
Amortization (note A)	10,204	10,205	10,204
General and administrative expenses (note B)	21,792	24,599	28,847
Professional fees	26,550	32,583	25,907
Impairment loss (note A)	1,461,411	55,652	—
Organization costs (note A)	—	—	—

	1,715,966	292,461	257,775

NET LOSS (note A)	$(2,435,902)	$(967,714)	$(206,100)

Net loss allocated to general partner	$(24,359)	$(9,677)	$(2,061)

Net loss allocated to assignees	$(2,411,543)	$(958,037)	$(204,039)

Net loss per BAC	$(1.11)	$(0.44)	$(0.09)

	Series 25
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$1,715	$2,114	$161,872
Miscellaneous	—	4,545	8,100

	1,715	6,659	169,972

Share of losses from operating limited partnerships (note A)	(519,702)	(837,700)	(921,532)

Expenses
Fund management fee (note B)	120,242	240,501	229,568
Amortization (note A)	15,219	15,218	15,218
General and administrative expenses (note B)	25,392	29,557	36,622
Professional fees	36,481	33,316	30,046
Impairment loss (note A)	1,884,342	414,773	—
Organization costs (note A)	—	—	—

	2,081,676	733,365	311,454

NET LOSS (note A)	$(2,599,663)	$(1,564,406)	$(1,063,014)

Net loss allocated to general partner	$(25,997)	$(15,644)	$(10,630)

Net loss allocated to assignees	$(2,573,666)	$(1,548,762)	$(1,052,384)

Net loss per BAC	$(0.85)	$(0.51)	$(0.35)

	Series 26
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$1,411	$44,520	$111,683
Miscellaneous	—	5,400	6,900

	1,411	49,920	118,583

Share of losses from operating limited partnerships (note A)	(1,270,160)	(1,332,679)	(1,054,359)

Expenses
Fund management fee (note B)	377,017	358,787	367,525
Amortization (note A)	16,904	16,904	16,904
General and administrative expenses (note B)	28,736	42,761	55,614
Professional fees	44,468	56,302	53,065
Impairment loss (note A)	3,887,714	152,937	—
Organization costs (note A)	—	—	—

	4,354,839	627,691	493,108

NET LOSS (note A)	$(5,623,588)	$(1,910,450)	$(1,428,884)

Net loss allocated to general partner	$(56,236)	$(19,105)	$(14,289)

Net loss allocated to assignees	$(5,567,353)	$(1,891,345)	$(1,414,595)

Net loss per BAC	$(1.39)	$(0.47)	$(0.35)

	Series 27
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$530	$1,385	$19,621
Miscellaneous	108	5,395	23,454

	638	6,780	43,075

Share of losses from operating limited partnerships (note A)	(565,401)	(604,746)	(782,076)

Expenses
Fund management fee (note B)	288,234	286,727	275,028
Amortization (note A)	15,655	15,655	15,655
General and administrative expenses (note B)	21,317	23,109	28,530
Professional fees	21,412	22,292	22,589
Impairment loss (note A)	1,329,625	130,435	—
Organization costs (note A)	—	—	—

	1,676,243	478,218	341,802

NET LOSS (note A)	$(2,241,006)	$(1,076,184)	$(1,080,803)

Net loss allocated to general partner	$(22,410)	$(10,762)	$(10,808)

Net loss allocated to assignees	$(2,218,596)	$(1,065,422)	$(1,069,995)

Net loss per BAC	$(0.90)	$(0.43)	$(0.43)

	Series 28
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$1,353	$7,318	$58,188
Miscellaneous	—	4,500	9,900

	1,353	11,818	68,088

Share of losses from operating limited partnerships (note A)	(1,561,585)	(1,408,334)	(1,131,178)

Expenses
Fund management fee (note B)	252,132	253,240	299,403
Amortization (note A)	3,300	3,300	3,299
General and administrative expenses (note B)	26,640	35,833	43,079
Professional fees	33,677	45,326	34,985
Impairment loss (note A)	2,671,850	—	—
Organization costs (note A)	—	—	—

	2,987,599	337,699	380,766

NET LOSS (note A)	$(4,547,831)	$(1,734,215)	$(1,443,856)

Net loss allocated to general partner	$(45,478)	$(17,342)	$(14,438)

Net loss allocated to assignees	$(4,502,353)	$(1,716,873)	$(1,429,418)

Net loss per BAC	$(1.13)	$(0.43)	$(0.36)

	Series 29
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$6,655	$7,347	$25,181
Miscellaneous	6,092	13,990	—

	12,747	21,337	25,181

Share of losses from operating limited partnerships (note A)	(3,743,135)	(1,722,156)	(1,671,213)

Expenses
Fund management fee (note B)	293,594	260,728	305,896
Amortization (note A)	3,308	3,311	3,312
General and administrative expenses (note B)	31,933	36,952	41,237
Professional fees	29,034	33,291	33,123
Impairment loss (note A)	1,835,208	1,242,572	365,508
Organization costs (note A)	—	—	—

	2,193,077	1,576,854	749,076

NET LOSS (note A)	$(5,923,465)	$(3,277,673)	$(2,395,108)

Net loss allocated to general partner	$(59,235)	$(32,777)	$(23,951)

Net loss allocated to assignees	$(5,864,230)	$(3,244,896)	$(2,371,157)

Net loss per BAC	$(1.47)	$(0.81)	$(0.59)

	Series 30
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$484	$484	$13,261
Miscellaneous	—	10,130	—

	484	10,614	13,261

Share of losses from operating limited partnerships (note A)	(1,318,364)	(1,092,908)	(1,158,391)

Expenses
Fund management fee (note B)	176,361	179,941	208,865
Amortization (note A)	21,234	21,239	21,240
General and administrative expenses (note B)	21,585	24,509	28,417
Professional fees	46,120	23,598	21,563
Impairment loss (note A)	1,535,995	210,417	—
Organization costs (note A)	—	—	—

	1,801,295	459,704	280,085

NET LOSS (note A)	$(3,119,175)	$(1,541,998)	$(1,425,215)

Net loss allocated to general partner	$(31,192)	$(15,420)	$(14,252)

Net loss allocated to assignees	$(3,087,983)	$(1,526,578)	$(1,410,963)

Net loss per BAC	$(1.16)	$(0.58)	$(0.53)

	Series 31
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$1,054	$1,375	$19,248
Miscellaneous	3,100	6,875	—

	4,154	8,250	19,248

Share of losses from operating limited partnerships (note A)	(1,898,988)	(1,843,928)	(2,057,441)

Expenses
Fund management fee (note B)	322,288	351,440	298,940
Amortization (note A)	—	—	—
General and administrative expenses (note B)	26,961	34,723	40,941
Professional fees	26,856	25,100	31,284
Impairment loss (note A)	3,207,446	1,210,401	—
Organization costs (note A)	—	—	—

	3,583,551	1,621,664	371,165

NET LOSS (note A)	$(5,478,385)	$(3,457,342)	$(2,409,358)

Net loss allocated to general partner	$(54,784)	$(34,573)	$(24,093)

Net loss allocated to assignees	$(5,423,601)	$(3,422,769)	$(2,385,265)

Net loss per BAC	$(1.23)	$(0.77)	$(0.54)

	Series 32
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$6,189	$1,237	$29,408
Miscellaneous	—	12,550	—

	6,189	13,787	29,408

Share of losses from operating limited partnerships (note A)	(2,039,619)	(1,929,435)	(1,894,224)

Expenses
Fund management fee (note B)	282,326	282,871	313,404
Amortization (note A)	36,723	36,725	36,624
General and administrative expenses (note B)	31,116	39,921	43,001
Professional fees	29,591	36,006	35,109
Impairment loss (note A)	3,092,662	1,155,289	—
Organization costs (note A)	—	—	—

	3,472,418	1,550,812	428,138

NET INCOME (LOSS) (note A)	$(5,505,848)	$(3,466,460)	$(2,292,954)

Net income (loss) allocated to general partner	$(55,058)	$(34,665)	$(22,929)

Net income (loss) allocated to assignees	$(5,450,790)	$(3,431,795)	$(2,270,025)

Net income (loss) per BAC	$(1.15)	$(0.72)	$(0.48)

	Series 33
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$749	$905	$1,841
Miscellaneous	—	475	—

	749	1,380	1,841

Share of losses from operating limited partnerships (note A)	(900,536)	(824,241)	(892,301)

Expenses
Fund management fee (note B)	156,317	160,495	155,906
Amortization (note A)	27,277	27,281	27,276
General and administrative expenses (note B)	24,151	24,699	28,731
Professional fees	14,196	17,910	16,281
Impairment loss (note A)	777,932	1,155,289	—
Organization costs (note A)	—	—	—

	999,873	1,385,674	228,194

NET INCOME (LOSS) (note A)	$(1,899,660)	$(2,208,535)	$(1,118,654)

Net income (loss) allocated to general partner	$(18,997)	$(22,085)	$(11,186)

Net income (loss) allocated to assignees	$(1,880,664)	$(2,186,450)	$(1,107,468)

Net income (loss) per BAC	$(0.71)	$(0.83)	$(0.42)

	Series 34
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$940	$1,204	$2,482
Miscellaneous	—	27	—

	940	1,231	2,482

Share of losses from operating limited partnerships (note A)	(2,003,128)	(1,572,623)	(1,610,062)

Expenses
Fund management fee (note B)	262,083	263,684	281,041
Amortization (note A)	43,938	43,938	43,938
General and administrative expenses (note B)	26,797	30,004	34,789
Professional fees	21,213	18,473	18,971
Impairment loss (note A)	2,354,965	59,293	—
Organization costs (note A)	—	—	—

	2,708,996	415,392	378,739

NET INCOME (LOSS) (note A)	$(4,711,184)	$(1,986,784)	$(1,986,319)

Net income (loss) allocated to general partner	$(47,112)	$(19,868)	$(19,863)

Net income (loss) allocated to assignees	$(4,664,072)	$(1,966,916)	$(1,966,456)

Net income (loss) per BAC	$(1.32)	$(0.56)	$(0.56)

	Series 35
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$2,764	$3,340	$56,678
Miscellaneous	—	125	—

	2,764	3,465	56,678

Share of losses from operating limited partnerships (note A)	(1,202,299)	(1,116,553)	(1,198,689)

Expenses
Fund management fee (note B)	187,475	205,478	214,873
Amortization (note A)	129,231	129,236	129,236
General and administrative expenses (note B)	26,280	28,507	33,099
Professional fees	11,180	9,978	11,130
Impairment loss (note A)	890,742	—	—
Organization costs (note A)	—	—	—

	1,244,908	373,199	388,338

NET LOSS (note A)	$(2,444,443)	$(1,486,287)	$(1,530,349)

Net loss allocated to general partner	$(24,444)	$(14,863)	$(15,303)

Net loss allocated to assignees	$(2,419,999)	$(1,471,424)	$(1,515,046)

Net loss per BAC	$(0.73)	$(0.45)	$(0.46)

	Series 36
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$300	$337	$9,488
Miscellaneous	150	1,608	—

	450	1,945	9,488

Share of losses from operating limited partnerships (note A)	(700,635)	(955,073)	(982,302)

Expenses
Fund management fee (note B)	143,599	132,862	150,871
Amortization (note A)	88,462	88,463	88,463
General and administrative expenses (note B)	22,162	23,113	22,593
Professional fees	15,422	18,775	15,829
Impairment loss (note A)	420,059	—	—
Organization costs (note A)	—	—	—

	689,704	263,213	277,756

NET LOSS (note A)	$(1,389,889)	$(1,216,341)	$(1,250,570)

Net loss allocated to general partner	$(13,899)	$(12,163)	$(12,506)

Net loss allocated to assignees	$(1,375,990)	$(1,204,178)	$(1,238,064)

Net loss per BAC	$(0.65)	$(0.57)	$(0.59)

	Series 37
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$1,280	$1,001	$3,813
Miscellaneous	—	—	—

	1,280	1,001	3,813

Share of losses from operating limited partnerships (note A)	(666,386)	(901,089)	(1,337,643)

Expenses
Fund management fee (note B)	190,934	182,030	171,945
Amortization (note A)	94,821	94,822	94,823
General and administrative expenses (note B)	24,042	23,282	27,439
Professional fees	15,371	13,775	15,798
Impairment loss (note A)	606,030	—	—
Organization costs (note A)	—	—	—

	931,198	313,909	310,005

NET LOSS (note A)	$(1,596,304)	$(1,213,997)	$(1,643,835)

Net loss allocated to general partner	$(15,963)	$(12,140)	$(16,438)

Net loss allocated to assignees	$(1,580,341)	$(1,201,857)	$(1,627,397)

Net loss per BAC	$(0.63)	$(0.48)	$(0.65)

	Series 38
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$623	$667	$14,985
Miscellaneous	—	—	—

	623	667	14,985

Share of losses from operating limited partnerships (note A)	(875,622)	(997,707)	(892,478)

Expenses
Fund management fee (note B)	132,796	133,298	144,604
Amortization (note A)	98,912	98,911	98,914
General and administrative expenses (note B)	24,739	27,277	32,173
Professional fees	16,853	31,365	17,790
Impairment loss (note A)	398,536	—	—
Organization costs (note A)	—	—	—

	671,836	290,851	293,481

NET LOSS (note A)	$(1,546,835)	$(1,287,891)	$(1,170,974)

Net loss allocated to general partner	$(15,468)	$(12,879)	$(11,710)

Net loss allocated to assignees	$(1,531,367)	$(1,275,012)	$(1,159,264)

Net loss per BAC	$(0.60)	$(0.50)	$(0.46)

	Series 39
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$696	$352	$2,441
Miscellaneous	—	—	—

	696	352	2,441

Share of income (losses) from operating limited partnerships (note A)	(856,990)	(1,147,985)	(1,093,075)

Expenses
Fund management fee (note B)	121,300	115,096	115,714
Amortization (note A)	90,327	90,325	90,324
General and administrative expenses (note B)	23,260	23,249	23,140
Professional fees	19,518	23,790	21,007
Impairment loss (note A)	205,047	—	—
Organization costs (note A)	—	—	—

	459,452	252,460	250,185

NET LOSS (note A)	$(1,315,746)	$(1,400,093)	$(1,340,819)

Net loss allocated to general partner	$(13,157)	$(14,001)	$(13,408)

Net loss allocated to assignees	$(1,302,589)	$(1,386,092)	$(1,327,411)

Net loss per BAC	$(0.57)	$(0.60)	$(0.58)

	Series 40
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$90	$299	$119,938
Miscellaneous	—	—	—

	90	299	119,938

Share of losses from operating limited partnerships (note A)	(924,404)	(936,159)	(986,508)

Expenses
Fund management fee (note B)	168,842	178,958	145,292
Amortization (note A)	113,730	113,716	32,319
General and administrative expenses (note B)	24,761	25,928	49,928
Professional fees	31,987	29,039	26,916
Impairment loss (note A)	265,296	—	—
Organization costs (note A)	—	—	—

	604,616	347,641	254,455

NET LOSS (note A)	$(1,528,930)	$(1,283,501)	$(1,121,025)

Net loss allocated to general partner	$(15,289)	$(12,835)	$(11,210)

Net loss allocated to assignees	$(1,513,641)	$(1,270,666)	$(1,109,815)

Net loss per BAC	$(0.58)	$(0.48)	$(0.42)

	Series 41
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$4,390	$34,112	$74,991
Miscellaneous	150	—	—

	4,540	34,112	74,991

Share of losses from operating limited partnerships (note A)	(4,159,348)	(1,748,067)	(1,443,650)

Expenses
Fund management fee (note B)	243,637	265,834	258,137
Amortization (note A)	133,882	133,405	133,377
General and administrative expenses (note B)	26,648	40,583	70,134
Professional fees	24,432	35,586	18,078
Impairment loss (note A)	—	—	—
Organization costs (note A)	—	—	—

	428,599	475,408	479,726

NET LOSS (note A)	$(4,583,407)	$(2,189,363)	$(1,848,385)

Net loss allocated to general partner	$(45,834)	$(21,894)	$(18,484)

Net loss allocated to assignees	$(4,537,573)	$(2,167,469)	$(1,829,901)

Net loss per BAC	$(1.57)	$(0.75)	$(0.63)

	Series 42
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Income
Interest income	$8,848	$244,164	$121,043
Miscellaneous	—	—	—

	8,848	244,164	121,043

Share of losses from operating limited partnerships (note A)	(1,150,391)	(1,617,204)	(404,748)

Expenses
Fund management fee (note B)	212,025	230,369	143,388
Amortization (note A)	115,498	113,984	—
General and administrative expenses (note B)	28,383	56,961	63,702
Professional fees	24,105	28,303	10,616
Impairment loss (note A)	—	—	—
Organization costs (note A)	—	—	20,000

	380,011	429,617	237,706

NET LOSS (note A)	$(1,521,554)	$(1,802,657)	$(521,411)

Net loss allocated to general partner	$(15,216)	$(18,027)	$(5,214)

Net loss allocated to assignees	$(1,506,338)	$(1,784,630)	$(516,197)

Net loss per BAC	$(0.55)	$(0.65)	$(0.32)

	Series 43
	Year ended March 31, 2005	Year ended March 31, 2004	Period August 1, 2002 (date of inception) through March 31, 2003
Income
Interest income	$77,015	$332,177	$30,298
Miscellaneous	—	224	—

	77,015	332,401	30,298

Share of losses from operating limited partnerships (note A)	(2,028,092)	(2,388,403)	(304,873)

Expenses
Fund management fee (note B)	271,099	297,470	97,417
Amortization (note A)	164,530	148,464	—
General and administrative expenses (note B)	71,451	135,930	57,242
Professional fees	35,785	41,408	3,772
Impairment loss (note A)	—	—	—
Organization costs (note A)	—	—	57,364

	542,865	623,272	215,795

NET LOSS (note A)	$(2,493,942)	$(2,679,274)	$(490,370)

Net loss allocated to general partner	$(24,939)	$(26,793)	$(4,904)

Net loss allocated to assignees	$(2,469,003)	$(2,652,481)	$(485,466)

Net loss per BAC	$(0.68)	$(0.73)	$(0.54)

	Series 44
	Year ended March 31, 2005	Year ended March 31, 2004	Period January 1, 2003 (date of inception) through March 31, 2003
Income
Interest income	$229,754	$159,792	$1,379
Miscellaneous	—	—	—

	229,754	159,792	1,379

Share of losses from operating limited partnerships (note A)	(866,297)	(1,113,620)	—

Expenses
Fund management fee (note B)	194,548	211,545	6,247
Amortization (note A)	101,629	28,115	—
General and administrative expenses (note B)	147,563	126,637	22,546
Professional fees	33,398	22,651	242
Impairment loss (note A)	—	—	—
Organization costs (note A)	—	—	87,364

	477,138	388,948	116,399

NET LOSS (note A)	$(1,113,681)	$(1,342,776)	$(115,020)

Net loss allocated to general partner	$(11,137)	$(13,428)	$(1,150)

Net loss allocated to assignees	$(1,102,544)	$(1,329,348)	$(113,870)

Net loss per BAC	$(0.41)	$(0.50)	$(1.62)

	Series 45
	Year ended March 31, 2005	Period July 1, 2003 (date of inception) through March 31, 2004
Income
Interest income	$521,517	$188,694
Miscellaneous	—	258

	521,517	188,952

Share of losses from operating limited partnerships (note A)	(1,067,071)	(258,419)

Expenses
Fund management fee (note B)	281,588	176,720
Amortization (note A)	133,300	32,122
General and administrative expenses (note B)	287,083	160,735
Professional fees	67,210	27,107
Impairment loss (note A)	—	—
Organization costs (note A)	—	78,231

	769,181	474,915

NET LOSS (note A)	$(1,314,735)	$(544,382)

Net loss allocated to general partner	$(13,147)	$(5,444)

Net loss allocated to assignees	$(1,301,588)	$(538,938)

Net loss per BAC	$(0.32)	$(0.34)

Series 45 and 46 were not formed until after March 31, 2003, therefore only two periods of comparative information have been included.

	Series 46
	Year ended March 31, 2005	Period September 23, 2003 (date of inception) through March 31, 2004
Income
Interest income	$254,425	$63,499
Miscellaneous	—	—

	254,425	63,499

Share of losses from operating limited partnerships (note A)	(385,946)	(81,632)

Expenses
Fund management fee (note B)	208,638	39,881
Amortization (note A)	100,878	3,812
General and administrative expenses (note B)	149,651	50,592
Professional fees	34,395	12,070
Impairment loss (note A)	—	—
Organization costs (note A)	—	81,813

	493,562	188,168

NET LOSS (note A)	$(625,083)	$(206,301)

Net loss allocated to general partner	$(6,251)	$(2,063)

Net loss allocated to assignees	$(618,832)	$(204,238)

Net loss per BAC	$(0.21)	$(0.66)

Series 45 and 46 were not formed until after March 31, 2003, therefore only two periods of comparative information have been included.

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

Years ended March 31, 2005, 2004 and 2003

(UNAUDITED)

Total	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$437,739,660	$(1,446,904)	$23,157		$436,315,913

Capital contributions	72,035,700	—	—		72,035,700

Selling commissions and registration costs	(10,035,879)	—	—		(10,035,879)

Comprehensive income (loss)
Net income (loss)	(34,019,377)	(343,627)	—	$(34,363,004)	(34,363,004)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	23,449	23,449	23,449

Total comprehensive income (loss)				$(34,339,555)

Partners’ capital (deficit), March 31, 2003	465,720,104	(1,790,531)	46,606		463,976,179

Capital contributions	84,182,410	—	—		84,182,410

Selling commissions and registration costs	(10,244,145)	—	—		(10,244,145)

Comprehensive income (loss)
Net income (loss)	(47,385,455)	(478,642)	—	$(47,864,097)	(47,864,097)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(12,806)	(12,806)	(12,806)

Total comprehensive income (loss)				$(47,876,903)

Partners’ capital (deficit), March 31, 2004	492,272,914	(2,269,173)	33,800		490,037,541

Capital contributions	—	—	—		—

Selling commissions and registration costs	(2,262)	—	—		(2,262)

Comprehensive income (loss)
Net income (loss)	(79,016,990)	(798,151)	—	$(79,815,141)	(79,815,141)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(160,919)	(160,919)	(160,919)

Total comprehensive income (loss)				$(79,976,060)

Partners’ capital (deficit), March 31, 2005	$413,253,662	$(3,067,324)	$(127,119)		$410,059,219

Series 45 and 46 were not formed until after March 31, 2003, therefore only two periods of comparative information has been included.

Series 20	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$13,200,923	$(200,561)	$—		$13,000,362

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,360,941)	(23,848)	—	$(2,384,789)	(2,384,789)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,384,789)

Partners’ capital (deficit), March 31, 2003	10,839,982	(224,409)	—		10,615,573

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,456,562)	(24,814)	—	$(2,481,376)	(2,481,376)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,481,376)

Partners’ capital (deficit), March 31, 2004	8,383,420	(249,223)	—		8,134,197

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(3,052,345)	(30,832)	—	$(3,083,177)	(3,083,177)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,083,177)

Partners’ capital (deficit), March 31, 2005	$5,331,075	$(280,055)	$—		$5,051,020

Series 21	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$3,264,672	$(130,612)	$57		$3,134,117

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(651,821)	(6,584)	—	$(658,405)	(658,405)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(57)	(57)	(57)

Total comprehensive income (loss)				$(658,462)

Partners’ capital (deficit), March 31, 2003	2,612,851	(137,196)	—		2,475,655

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,320,589)	(13,339)	—	$(1,333,928)	(1,333,928)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,333,928)

Partners’ capital (deficit), March 31, 2004	1,292,262	(150,535)	—		1,141,727

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(966,878)	(9,766)	—	$(976,644)	(976,644)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(976,644)

Partners’ capital (deficit), March 31, 2005	$325,384	$(160,301)	$—		$165,083

Series 22	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$10,457,633	$(115,662)	$1,096		$10,343,067

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,806,857)	(18,251)	—	$(1,825,108)	(1,825,108)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,096)	(1,096)	(1,096)

Total comprehensive income (loss)				$(1,826,204)

Partners’ capital (deficit), March 31, 2003	8,650,776	(133,913)	—		8,516,863

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,807,170)	(18,254)	—	$(1,825,424)	(1,825,424)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,825,424)

Partners’ capital (deficit), March 31, 2004	6,843,606	(152,167)	—		6,691,439

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(4,424,886)	(44,696)	—	$(4,469,581)	(4,469,581)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,469,581)

Partners’ capital (deficit), March 31, 2005	$2,418,720	$(196,863)	$—		$2,221,858

Series 23	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$17,555,202	$(110,398)	$—		$17,444,804

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,595,562)	(16,117)	—	$(1,611,679)	(1,611,679)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,611,679)

Partners’ capital (deficit), March 31, 2003	15,959,640	(126,515)	—		15,833,125

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,354,958)	(23,787)	—	$(2,378,745)	(2,378,745)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,378,745)

Partners’ capital (deficit), March 31, 2004	13,604,682	(150,302)	—		13,454,380

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(5,668,228)	(57,255)	—	$(5,725,483)	(5,725,483)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(5,725,483)

Partners’ capital (deficit), March 31, 2005	$7,936,454	$(207,557)	$—		$7,728,897

Series 24	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$8,856,179	$(97,714)	$1,340		$8,759,805

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(204,039)	(2,061)	—	$(206,100)	(206,100)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,340)	(1,340)	(1,340)

Total comprehensive income (loss)				$(207,440)

Partners’ capital (deficit), March 31, 2003	8,652,140	(99,775)	—		8,552,365

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(958,037)	(9,677)	—	$(967,714)	(967,714)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(967,714)

Partners’ capital (deficit), March 31, 2004	7,694,103	(109,452)	—		7,584,651

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,411,543)	(24,359)	—	$(2,435,902)	(2,435,902)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,435,902)

Partners’ capital (deficit), March 31, 2005	$5,282,560	$(133,811)	$—		$5,148,749

Series 25	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$16,116,208	$(97,255)	$1,621		$16,020,574

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,052,384)	(10,630)	—	$(1,063,014)	(1,063,014)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,621)	(1,621)	(1,621)

Total comprehensive income (loss)				$(1,064,635)

Partners’ capital (deficit), March 31, 2003	15,063,824	(107,885)	—		14,955,939

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,548,762)	(15,644)	—	$(1,564,406)	(1,564,406)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,564,406)

Partners’ capital (deficit), March 31, 2004	13,515,062	(123,529)	—		13,391,533

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,573,666)	(25,997)	—	$(2,599,663)	(2,599,663)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,599,663)

Partners’ capital (deficit), March 31, 2005	$10,941,396	$(149,526)	$—		$10,791,870

Series 26	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$24,678,299	$(94,414)	$—		$24,583,885

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,414,595)	(14,289)	—	$(1,428,884)	(1,428,884)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,428,884)

Partners’ capital (deficit), March 31, 2003	23,263,704	(108,703)	—		23,155,001

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,891,345)	(19,105)	—	$(1,910,450)	(1,910,450)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,910,450)

Partners’ capital (deficit), March 31, 2004	21,372,359	(127,808)	—		21,244,551

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(5,567,353)	(56,236)	—	$(5,623,588)	(5,623,588)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(5,623,588)

Partners’ capital (deficit), March 31, 2005	$15,805,006	$(184,044)	$—		$15,620,963

Series 27	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$15,363,269	$(53,348)	$1,419		$15,311,340

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,069,995)	(10,808)	—	$(1,080,803)	(1,080,803)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,419)	(1,419)	(1,419)

Total comprehensive income (loss)				$(1,082,222)

Partners’ capital (deficit), March 31, 2003	14,293,274	(64,156)	—		14,229,118

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,065,422)	(10,762)	—	$(1,076,184)	(1,076,184)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,076,184)

Partners’ capital (deficit), March 31, 2004	13,227,852	(74,918)	—		13,152,934

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,218,596)	(22,410)	—	$(2,241,006)	(2,241,006)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,241,006)

Partners’ capital (deficit), March 31, 2005	$11,009,256	$(97,328)	$—		$10,911,928

Series 28	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$28,067,294	$(63,713)	$2,742		$28,006,323

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,429,418)	(14,438)	—	$(1,443,856)	(1,443,856)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(2,471)	(2,471)	(2,471)

Total comprehensive income (loss)				$(1,446,327)

Partners’ capital (deficit), March 31, 2003	26,637,876	(78,151)	271		26,559,996

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,716,873)	(17,342)	—	$(1,734,215)	(1,734,215)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(271)	(271)	(271)

Total comprehensive income (loss)				$(1,734,486)

Partners’ capital (deficit), March 31, 2004	24,921,003	(95,493)	—		24,825,510

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(4,502,353)	(45,478)	—	$(4,547,831)	(4,547,831)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,547,831)

Partners’ capital (deficit), March 31, 2005	$20,418,650	$(140,971)	$—		$20,277,679

Series 29	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$24,976,414	$(89,780)	$1,426		$24,888,060

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,371,157)	(23,951)	—	$(2,395,108)	(2,395,108)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,523)	(1,523)	(1,523)

Total comprehensive income (loss)				$(2,396,631)

Partners’ capital (deficit), March 31, 2003	22,605,257	(113,731)	(97)		22,491,429

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(3,244,896)	(32,777)	—	$(3,277,673)	(3,277,673)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(165)	(165)	(165)

Total comprehensive income (loss)				$(3,277,838)

Partners’ capital (deficit), March 31, 2004	19,360,361	(146,508)	(262)		19,213,591

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(5,864,230)	(59,235)	—	$(5,923,465)	(5,923,465)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(306)	(306)	(306)

Total comprehensive income (loss)				$(5,923,771)

Partners’ capital (deficit), March 31, 2005	$13,496,131	$(205,743)	$(568)		$13,289,820

Series 30	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$18,914,962	$(38,290)	$998		$18,877,670

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,410,963)	(14,252)	—	$(1,425,215)	(1,425,215)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(998)	(998)	(998)

Total comprehensive income (loss)				$(1,426,213)

Partners’ capital (deficit), March 31, 2003	17,503,999	(52,542)	—		17,451,457

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,526,578)	(15,420)	—	$(1,541,998)	(1,541,998)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,541,998)

Partners’ capital (deficit), March 31, 2004	15,977,421	(67,962)	—		15,909,459

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(3,087,983)	(31,192)	—	$(3,119,175)	(3,119,175)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,119,175)

Partners’ capital (deficit), March 31, 2005	$12,889,438	$(99,154)	$—		$12,790,284

Series 31	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$28,884,324	$(91,330)	$1,901		$28,794,895

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,385,265)	(24,093)	—	$(2,409,358)	(2,409,358)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,901)	(1,901)	(1,901)

Total comprehensive income (loss)				$(2,411,259)

Partners’ capital (deficit), March 31, 2003	26,499,059	(115,423)	—		26,383,636

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(3,422,769)	(34,573)	—	$(3,457,342)	(3,457,342)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,457,342)

Partners’ capital (deficit), March 31, 2004	23,076,290	(149,996)	—		22,926,294

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(5,423,601)	(54,784)	—	$(5,478,385)	(5,478,385)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(5,478,385)

Partners’ capital (deficit), March 31, 2005	$17,652,689	$(204,780)	$—		$17,447,909

Series 32	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$34,210,853	$(64,902)	$—		$34,145,951

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,270,025)	(22,929)	—	$(2,292,954)	(2,292,954)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,292,954)

Partners’ capital (deficit), March 31, 2003	31,940,828	(87,831)	—		31,852,997

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(3,431,795)	(34,665)	—	$(3,466,460)	(3,466,460)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,466,460)

Partners’ capital (deficit), March 31, 2004	28,509,033	(122,496)	—		28,386,537

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(5,450,790)	(55,058)	—	$(5,505,848)	(5,505,848)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(5,505,848)

Partners’ capital (deficit), March 31, 2005	$23,058,243	$(177,554)	$—		$22,880,689

Series 33	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$19,454,616	$(31,550)	$—		$19,423,066

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,107,468)	(11,186)	—	$(1,118,654)	(1,118,654)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,118,654)

Partners’ capital (deficit), March 31, 2003	18,347,148	(42,736)	—		18,304,412

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,186,450)	(22,085)	—	$(2,208,535)	(2,208,535)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,208,535)

Partners’ capital (deficit), March 31, 2004	16,160,698	(64,821)	—		16,095,877

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,880,664)	(18,997)	—	$(1,899,660)	(1,899,660)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,899,660)

Partners’ capital (deficit), March 31, 2005	$14,280,034	$(83,818)	$—		$14,196,217

Series 34	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$24,895,844	$(51,970)	$—		$24,843,874

Capital contributions	—	—	—		—

Selling commissions and registration costs	(1,807)	—	—		(1,807)

Comprehensive income (loss)
Net income (loss)	(1,966,456)	(19,863)	—	$(1,986,319)	(1,986,319)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,986,319)

Partners’ capital (deficit), March 31, 2003	22,927,581	(71,833)	—		22,855,748

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,966,916)	(19,868)	—	$(1,986,784)	(1,986,784)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,986,784)

Partners’ capital (deficit), March 31, 2004	20,960,665	(91,701)	—		20,868,964

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(4,664,072)	(47,112)	—	$(4,711,184)	(4,711,184)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,711,184)

Partners’ capital (deficit), March 31, 2005	$16,296,593	$(138,813)	$—		$16,157,780

Series 35	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$24,652,271	$(35,861)	$267		$24,616,677

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,515,046)	(15,303)	—	$(1,530,349)	(1,530,349)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(267)	(267)	(267)

Total comprehensive income (loss)				$(1,530,616)

Partners’ capital (deficit), March 31, 2003	23,137,225	(51,164)	—		23,086,061

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,471,424)	(14,863)	—	$(1,486,287)	(1,486,287)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,486,287)

Partners’ capital (deficit), March 31, 2004	21,665,801	(66,027)	—		21,599,774

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,419,999)	(24,444)	—	$(2,444,443)	(2,444,443)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,444,443)

Partners’ capital (deficit), March 31, 2005	$19,245,802	$(90,471)	$—		$19,155,331

Series 36	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$15,364,006	$(25,276)	$—		$15,338,730

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,238,064)	(12,506)	—	$(1,250,570)	(1,250,570)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,250,570)

Partners’ capital (deficit), March 31, 2003	14,125,942	(37,782)	—		14,088,160

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,204,178)	(12,163)	—	$(1,216,341)	(1,216,341)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,216,341)

Partners’ capital (deficit), March 31, 2004	12,921,764	(49,945)	—		12,871,819

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,375,990)	(13,899)	—	$(1,389,889)	(1,389,889)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,389,889)

Partners’ capital (deficit), March 31, 2005	$11,545,774	$(63,844)	$—		$11,481,930

Series 37	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$20,149,669	$(14,209)	$—		$20,135,460

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,627,397)	(16,438)	—	$(1,643,835)	(1,643,835)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,643,835)

Partners’ capital (deficit), March 31, 2003	18,522,272	(30,647)	—		18,491,625

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,201,857)	(12,140)	—	$(1,213,997)	(1,213,997)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,213,997)

Partners’ capital (deficit), March 31, 2004	17,320,415	(42,787)	—		17,277,628

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,580,341)	(15,963)	—	$(1,596,304)	(1,596,304)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,596,304)

Partners’ capital (deficit), March 31, 2005	$15,740,074	$(58,750)	$—		$15,681,324

Series 38	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$20,211,572	$(16,332)	$633		$20,195,873

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,159,264)	(11,710)	—	$(1,170,974)	(1,170,974)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(633)	(633)	(633)

Total comprehensive income (loss)				$(1,171,607)

Partners’ capital (deficit), March 31, 2003	19,052,308	(28,042)	—		19,024,266

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,275,012)	(12,879)	—	$(1,287,891)	(1,287,891)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,287,891)

Partners’ capital (deficit), March 31, 2004	17,777,296	(40,921)	—		17,736,375

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,531,367)	(15,468)	—	$(1,546,835)	(1,546,835)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,546,835)

Partners’ capital (deficit), March 31, 2005	$16,245,929	$(56,389)	$—		$16,189,540

Series 39	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$18,387,300	$(12,696)	$167		$18,374,771

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,327,411)	(13,408)	—	$(1,340,819)	(1,340,819)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(167)	(167)	(167)

Total comprehensive income (loss)				$(1,340,986)

Partners’ capital (deficit), March 31, 2003	17,059,889	(26,104)	—		17,033,785

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,386,092)	(14,001)	—	$(1,400,093)	(1,400,093)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,400,093)

Partners’ capital (deficit), March 31, 2004	15,673,797	(40,105)	—		15,633,692

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,302,589)	(13,157)	—	$(1,315,746)	(1,315,746)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,315,746)

Partners’ capital (deficit), March 31, 2005	$14,371,208	$(53,262)	$—		$14,317,946

Series 40	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$21,789,671	$(7,089)	$11,196		$21,793,778

Capital contributions	—	—	—		—

Selling commissions and registration costs	2,802	—	—		2,802

Comprehensive income (loss)
Net income (loss)	(1,109,815)	(11,210)	—	$(1,121,025)	(1,121,025)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(11,196)	(11,196)	(11,196)

Total comprehensive income (loss)				$(1,132,221)

Partners’ capital (deficit), March 31, 2003	20,682,658	(18,299)	—		20,664,359

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,270,666)	(12,835)	—	$(1,283,501)	(1,283,501)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,283,501)

Partners’ capital (deficit), March 31, 2004	19,411,992	(31,134)	—		19,380,858

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,513,641)	(15,289)	—	$(1,528,930)	(1,528,930)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,528,930)

Partners’ capital (deficit), March 31, 2005	$17,898,351	$(46,423)	$—		$17,851,928

Series 41	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$24,703,570	$(2,839)	$(1,706)		$24,699,025

Capital contributions	—	—	—		—

Selling commissions and registration costs	71,319	—	—		71,319

Comprehensive income (loss)
Net income (loss)	(1,829,901)	(18,484)	—	$(1,848,385)	(1,848,385)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	1,673	1,673	1,673

Total comprehensive income (loss)				$(1,846,712)

Partners’ capital (deficit), March 31, 2003	22,944,988	(21,323)	(33)		22,923,632

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,167,469)	(21,894)	—	$(2,189,363)	(2,189,363)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	33	33	33

Total comprehensive income (loss)				$(2,189,330)

Partners’ capital (deficit), March 31, 2004	20,777,519	(43,217)	—		20,734,302

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(4,537,573)	(45,834)	—	$(4,583,407)	(4,583,407)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,583,407)

Partners’ capital (deficit), March 31, 2005	$16,239,946	$(89,051)	$—		$16,150,895

Series 42	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$3,584,909	$(1,103)	$—		$3,583,806

Capital contributions	22,864,860	—	—		22,864,860

Selling commissions and registration costs	(2,935,906)	—	—		(2,935,906)

Comprehensive income (loss)
Net income (loss)	(516,197)	(5,214)	—	$(521,411)	(521,411)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	44,599	44,599	44,599

Total comprehensive income (loss)				$(476,812)

Partners’ capital (deficit), March 31, 2003	22,997,666	(6,317)	44,599		23,035,948

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,784,630)	(18,027)	—	$(1,802,657)	(1,802,657)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(44,599)	(44,599)	(44,599)

Total comprehensive income (loss)				$(1,847,256)

Partners’ capital (deficit), March 31, 2004	21,213,036	(24,344)	—		21,188,692

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,506,338)	(15,216)	—	$(1,521,554)	(1,521,554)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,521,554)

Partners’ capital (deficit), March 31, 2005	$19,706,698	$(39,560)	$—		$19,667,138

Years ended March 31, 2005, 2004 and for the period August 1, 2002 (date of inception) through March 31, 2003

(UNAUDITED)

Series 43	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$—	$—	$—		$—

Capital contributions	36,379,870	—	—		36,379,870

Selling commissions and registration costs	(4,770,667)	—	—		(4,770,667)

Comprehensive income (loss)
Net income (loss)	(485,466)	(4,904)	—	$(490,370)	(490,370)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	1,866	1,866	1,866

Total comprehensive income (loss)				$(488,504)

Partners’ capital (deficit), March 31, 2003	31,123,737	(4,904)	1,866		31,120,699

Capital contributions	—	—	—		—

Selling commissions and registration costs	111,260	—	—		111,260

Comprehensive income (loss)
Net income (loss)	(2,652,481)	(26,793)	—	$(2,679,274)	(2,679,274)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	7,436	7,436	7,436

Total comprehensive income (loss)				$(2,671,838)

Partners’ capital (deficit), March 31, 2004	28,582,516	(31,697)	9,302		28,560,121

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,469,003)	(24,939)	—	$(2,493,942)	(2,493,942)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(12,409)	(12,409)	(12,409)

Total comprehensive income (loss)				$(2,506,351)

Partners’ capital (deficit), March 31, 2005	$26,113,513	$(56,636)	$(3,107)		$26,053,770

Years ended March 31, 2005, 2004 and for the period January 1, 2003 (date of inception) through March 31, 2003

(UNAUDITED)

Series 44	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2002	$—	$—	$—		$—

Capital contributions	12,790,970	—	—		12,790,970

Selling commissions and registration costs	(2,401,620)	—	—		(2,401,620)

Comprehensive income (loss)
Net income (loss)	(113,870)	(1,150)	—	$(115,020)	(115,020)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(115,020)

Partners’ capital (deficit), March 31, 2003	10,275,480	(1,150)	—		10,274,330

Capital contributions	14,228,760	—	—		14,228,760

Selling commissions and registration costs	(1,262,322)	—	—		(1,262,322)

Comprehensive income (loss)
Net income (loss)	(1,329,348)	(13,428)	—	$(1,342,776)	(1,342,776)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	8,868	8,868	8,868

Total comprehensive income (loss)				$(1,333,908)

Partners’ capital (deficit), March 31, 2004	21,912,570	(14,578)	8,868		21,906,860

Capital contributions	—	—	—		—

Selling commissions and registration costs	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,102,544)	(11,137)	—	$(1,113,681)	(1,113,681)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(38,391)	(38,391)	(38,391)

Total comprehensive income (loss)				$(1,152,072)

Partners’ capital (deficit), March 31, 2005	$20,810,026	$(25,715)	$(29,523)		$20,754,788

Year ended March 31, 2005 and for the period July 1, 2003 (date of inception) through March 31, 2004

(UNAUDITED)

Series 45	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2003	$—	$—	$—		$—

Capital contributions	40,143,670	—	—		40,143,670

Selling commissions and registration costs	(5,149,963)	—	—		(5,149,963)

Comprehensive income (loss)
Net income (loss)	(538,938)	(5,444)	—	$(544,382)	(544,382)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	17,528	17,528	17,528

Total comprehensive income (loss)				$(526,854)

Partners’ capital (deficit), March 31, 2004	34,454,769	(5,444)	17,528		34,466,853

Capital contributions	—	—	—		—

Selling commissions and registration costs	(2,638)	—	—		(2,638)

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,301,588)	(13,147)	—	$(1,314,735)	(1,314,735)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(71,289)	(71,289)	(71,289)

Total comprehensive income (loss)				$(1,386,024)

Partners’ capital (deficit), March 31, 2005	$33,150,543	$(18,591)	$(53,761)		$33,078,191

Series 45 and 46 were not formed until after March 31, 2003, therefore only two periods of comparative information has been included.

Year ended March 31, 2005 and for the period September 23, 2003 (date of inception) through March 31, 2004

(UNAUDITED)

Series 46	Assignees	General partner	Accumulated other comprehensive income	Comprehensive income (loss)	Total

Partners’ capital (deficit), March 31, 2003	$—	$—	$—		$—

Capital contributions	29,809,980	—	—		29,809,980

Selling commissions and registration costs	(3,943,120)	—	—		(3,943,120)

Comprehensive income (loss)
Net income (loss)	(204,238)	(2,063)	—	$(206,301)	(206,301)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,636)	(1,636)	(1,636)

Total comprehensive income (loss)				$(207,937)

Partners’ capital (deficit), March 31, 2004	25,662,622	(2,063)	(1,636)		25,658,923

Capital contributions	—	—	—		—

Selling commissions and registration costs	376	—	—		376

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(618,832)	(6,251)	—	$(625,083)	(625,083)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(38,524)	(38,524)	(38,524)

Total comprehensive income (loss)				$(663,607)

Partners’ capital (deficit), March 31, 2005	$25,044,166	$(8,314)	$(40,160)		$24,995,692

Series 45 and 46 were not formed until after March 31, 2003, therefore only two periods of comparative information has been included.

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Total
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(79,815,141)	$(47,864,097)	$(34,363,004)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	35,192,607	32,079,974	26,840,274
Impairment loss	36,127,368	7,631,525	770,199
Distributions received from operating limited partnerships	4,137,853	158,675	150,808
Amortization	1,579,759	1,289,948	881,921
Changes in assets and liabilities
Other assets	992,030	644,603	1,168,100
Accounts payable and accrued expenses	(28,003)	(1,023,625)	247,251
Accounts payable - affiliates	4,519,135	6,284,019	3,300,679

Net cash provided by (used in) operating activities	2,705,608	(798,978)	(1,003,772)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(680,890)	(6,442,677)	(7,592,992)
Capital contributions paid to operating limited partnerships	(21,825,777)	(45,062,714)	(35,700,528)
Deposits for purchases of operating limited partnerships	—	62,031	—
(Advances to) repayments from operating limited partnerships	681,009	179,950	(6,542,296)
Purchase of investments (net of proceeds from sales and maturities of investments)	4,416,826	(14,594,846)	1,479,562

Net cash provided by (used in) investing activities	(17,408,832)	(65,858,256)	(48,356,254)

Cash flows from financing activities
Capital contributions received	—	84,182,410	72,035,700
Selling commissions and registration costs (paid)/refunded	(2,262)	(10,355,405)	(10,035,879)
Proceeds from (repayment of) line of credit	—	—	(5,708,074)

Net cash provided by (used in) financing activities	(2,262)	73,827,005	56,291,747

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(14,705,486)	7,169,771	6,931,721

Cash and cash equivalents, beginning	33,051,933	25,882,162	18,950,441

Cash and cash equivalents, ending	$18,346,447	$33,051,933	$25,882,162

	Total
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$11,226,370	$53,887,584	$41,047,253

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$1,140,141	$1,054,392	$135,030

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$1,470,843	$9,878,224	$7,809,477

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$22,488	$1,517,109	$711,322

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$7,168	$—

Series 45 and 46 were not formed until after March 31, 2003, therefore only two periods of comparative information have been included.

	Series 20
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(3,083,177)	$(2,481,376)	$(2,384,789)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,077,264	1,710,130	2,005,043
Impairment loss	1,627,527	414,749	—
Distributions received from operating limited partnerships	3,375,375	9,762	13,860
Amortization	3,572	3,573	3,571
Changes in assets and liabilities
Other assets	(66,575)	(7,445)	(111,636)
Accounts payable and accrued expenses	—	(9,902)	9,902
Accounts payable - affiliates	(750,180)	368,242	490,883

Net cash provided by (used in) operating activities	2,183,806	7,733	26,834

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,183,806	7,733	26,834

Cash and cash equivalents, beginning	252,117	244,384	217,550

Cash and cash equivalents, ending	$2,435,923	$252,117	$244,384

Series 20
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$3,732	$817,455	$700

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 21
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(976,644)	$(1,333,928)	$(658,405)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	409,199	738,659	453,916
Impairment loss	322,225	315,862	—
Distributions received from operating limited partnerships	—	436	3,941
Amortization	1,954	1,954	1,954
Changes in assets and liabilities
Other assets	—	(17,000)	36,872
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	200,841	225,840	125,839

Net cash provided by (used in) operating activities	(42,425)	(68,177)	(35,883)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	9,166

Net cash provided by (used in) investing activities	—	—	9,166

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(42,425)	(68,177)	(26,717)

Cash and cash equivalents, beginning	142,893	211,070	237,787

Cash and cash equivalents, ending	$100,468	$142,893	$211,070

	Series 21
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$183,901

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$78,084

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 22
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(4,469,581)	$(1,825,424)	$(1,825,108)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	875,241	1,186,141	1,154,777
Impairment loss	3,307,138	342,983	404,691
Distributions received from operating limited partnerships	25,277	1,731	7,977
Amortization	6,140	6,140	6,139
Changes in assets and liabilities
Other assets	—	575	(558)
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	209,592	254,591	179,592

Net cash provided by (used in) operating activities	(46,193)	(33,263)	(72,490)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(1,500)	(1,500)	(1,500)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	173,915

Net cash provided by (used in) investing activities	(1,500)	(1,500)	172,415

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(47,693)	(34,763)	99,925

Cash and cash equivalents, beginning	320,139	354,902	254,977

Cash and cash equivalents, ending	$272,446	$320,139	$354,902

Series 22
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$5,159

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 23
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(5,725,483)	$(2,378,745)	$(1,611,679)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,406,027	1,326,789	1,347,032
Impairment loss	4,045,618	770,873	—
Distributions received from operating limited partnerships	10,579	5,187	5,803
Amortization	9,131	9,131	9,131
Changes in assets and liabilities
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	240,265	240,264	240,263

Net cash provided by (used in) operating activities	(13,863)	(26,501)	(9,450)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(13,863)	(26,501)	(9,450)

Cash and cash equivalents, beginning	140,695	167,196	176,646

Cash and cash equivalents, ending	$126,832	$140,695	$167,196

Series 23
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 24
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(2,435,902)	$(967,714)	$(206,100)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	720,777	687,594	62,763
Impairment loss	1,461,411	55,652	—
Distributions received from operating limited partnerships	16,849	1,138	3,202
Amortization	10,204	10,205	10,204
Changes in assets and liabilities
Other assets	—	22,166	25,968
Accounts payable and accrued expenses	—	(39,200)	39,878
Accounts payable - affiliates	225,840	218,337	(91,648)

Net cash provided by (used in) operating activities	(821)	(11,822)	(155,733)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	(88,621)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	212,622

Net cash provided by (used in) investing activities	—	—	124,001

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(821)	(11,822)	(31,732)

Cash and cash equivalents, beginning	221,188	233,010	264,742

Cash and cash equivalents, ending	$220,367	$221,188	$233,010

	Series 24
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$6,280

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$751,064

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$561,366	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 25
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(2,599,663)	$(1,564,406)	$(1,063,014)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	519,702	837,700	921,532
Impairment loss	1,884,342	414,773	—
Distributions received from operating limited partnerships	17,505	10,178	10,163
Amortization	15,219	15,218	15,218
Changes in assets and liabilities
Other assets	—	829	116,164
Accounts payable and accrued expenses	—	(29,900)	30,878
Accounts payable - affiliates	272,676	272,677	(127,324)

Net cash provided by (used in) operating activities	109,781	(42,931)	(96,383)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(175,506)	(2,906)	(134,613)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	257,095

Net cash provided by (used in) investing activities	(175,506)	(2,906)	122,482

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(65,725)	(45,837)	26,099

Cash and cash equivalents, beginning	443,860	489,697	463,598

Cash and cash equivalents, ending	$378,135	$443,860	$489,697

	Series 25
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$2,906	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$13,141

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$982,434

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 26
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(5,623,588)	$(1,910,450)	$(1,428,884)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,270,160	1,332,679	1,054,359
Impairment loss	3,887,714	152,937	—
Distributions received from operating limited partnerships	19,755	15,546	15,982
Amortization	16,904	16,903	16,904
Changes in assets and liabilities
Other assets	—	30,030	396,024
Accounts payable and accrued expenses	—	(100,593)	100,593
Accounts payable - affiliates	334,754	436,639	87,580

Net cash provided by (used in) operating activities	(94,301)	(26,309)	242,558

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	(41,895)	(50,978)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	(41,895)	(50,978)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(94,301)	(68,204)	191,580

Cash and cash equivalents, beginning	447,941	516,145	324,565

Cash and cash equivalents, ending	$353,640	$447,941	$516,145

	Series 26
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$10,353	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$672,179

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 27
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(2,241,006)	$(1,076,184)	$(1,080,803)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	565,401	604,746	782,076
Impairment loss	1,329,625	130,435	—
Distributions received from operating limited partnerships	8,453	4,476	9,614
Amortization	15,655	15,654	15,655
Changes in assets and liabilities
Other assets	—	—	(42)
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	215,205	215,206	65,204

Net cash provided by (used in) operating activities	(106,667)	(105,667)	(208,296)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	(107,464)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	225,034

Net cash provided by (used in) investing activities	—	—	117,570

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(106,667)	(105,667)	(90,726)

Cash and cash equivalents, beginning	234,047	339,714	430,440

Cash and cash equivalents, ending	$127,380	$234,047	$339,714

Series 27
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$9,176

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 28
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(4,547,831)	$(1,734,215)	$(1,443,856)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,561,585	1,408,334	1,131,178
Impairment loss	2,671,850	—	—
Distributions received from operating limited partnerships	48,333	28,453	39,493
Amortization	3,300	3,300	3,299
Changes in assets and liabilities
Other assets	—	350,775	(350,737)
Accounts payable and accrued expenses	(28,003)	28,003	—
Accounts payable - affiliates	—	—	—

Net cash provided by (used in) operating activities	(290,766)	84,650	(620,623)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	(107,815)	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	254,087	33,346	136,654
Purchase of investments (net of proceeds from sales and maturities of investments)	—	150,066	278,596

Net cash provided by (used in) investing activities	254,087	75,597	415,250

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(36,679)	160,247	(205,373)

Cash and cash equivalents, beginning	464,935	304,688	510,061

Cash and cash equivalents, ending	$428,256	$464,935	$304,688

Series 28
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 29
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(5,923,465)	$(3,277,673)	$(2,395,108)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	3,743,135	1,722,156	1,671,213
Impairment loss	1,835,208	1,242,572	365,508
Distributions received from operating limited partnerships	—	10,911	3,039
Amortization	3,308	3,311	3,312
Changes in assets and liabilities
Other assets	(178)	150,119	(146,101)
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	287,980	337,981	212,980

Net cash provided by (used in) operating activities	(54,012)	189,377	(285,157)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(20,000)	(218,052)	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	(208)	(111,949)	176,073

Net cash provided by (used in) investing activities	(20,208)	(330,001)	176,073

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(74,220)	(140,624)	(109,084)

Cash and cash equivalents, beginning	328,122	468,746	577,830

Cash and cash equivalents, ending	$253,902	$328,122	$468,746

Series 29
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 30
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(3,119,175)	$(1,541,998)	$(1,425,215)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,318,364	1,092,908	1,158,391
Impairment loss	1,535,995	210,417	—
Distributions received from operating limited partnerships	13,709	7,560	6,550
Amortization	21,234	21,239	21,240
Changes in assets and liabilities
Other assets	—	1,094	10
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	220,920	184,098	133

Net cash provided by (used in) operating activities	(8,953)	(24,682)	(238,891)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	(54,232)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	184,536	28,000	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	158,269

Net cash provided by (used in) investing activities	184,536	28,000	104,037

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	175,583	3,318	(134,854)

Cash and cash equivalents, beginning	124,788	121,470	256,324

Cash and cash equivalents, ending	$300,371	$124,788	$121,470

	Series 30
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$6,144	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$339,908

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$1,092	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 31
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(5,478,385)	$(3,457,342)	$(2,409,358)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,898,988	1,843,928	2,057,441
Impairment loss	3,207,446	1,210,401	—
Distributions received from operating limited partnerships	5,404	5,456	7,430
Amortization	—	—	—
Changes in assets and liabilities
Other assets	—	1,237	13,791
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	—	264,960	(33,120)

Net cash provided by (used in) operating activities	(366,547)	(131,360)	(363,816)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(13,713)	(10,000)	(324,248)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	27,224	335,288	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	301,466

Net cash provided by (used in) investing activities	13,511	325,288	(22,782)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(353,036)	193,928	(386,598)

Cash and cash equivalents, beginning	487,978	294,050	680,648

Cash and cash equivalents, ending	$134,942	$487,978	$294,050

Series 31
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 32
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(5,505,848)	$(3,466,460)	$(2,292,954)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	2,039,619	1,929,435	1,894,224
Impairment loss	3,092,662	1,155,289	—
Distributions received from operating limited partnerships	—	33,130	8,500
Amortization	36,723	36,725	36,624
Changes in assets and liabilities
Other assets	—	—	143,040
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	331,569	333,130	132,904

Net cash provided by (used in) operating activities	(5,275)	21,249	(77,662)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(155,223)	(42,167)	(99,104)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	280,000	37,000	(10,765)
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	124,777	(5,167)	(109,869)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	119,502	16,082	(187,531)

Cash and cash equivalents, beginning	319,905	303,823	491,354

Cash and cash equivalents, ending	$439,407	$319,905	$303,823

	Series 32
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$8,470	$18,112

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$226,673	$—	$57,092

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 33
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(1,899,660)	$(2,208,535)	$(1,118,654)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	900,536	824,241	892,301
Impairment loss	777,932	1,155,289	—
Distributions received from operating limited partnerships	633	5,833	—
Amortization	27,277	27,281	27,276
Changes in assets and liabilities
Other assets	—	—	129,185
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	173,964	173,964	73,964

Net cash provided by (used in) operating activities	(19,318)	(21,927)	4,072

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	(549,081)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	15,819	37,091	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	15,819	37,091	(549,081)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(3,499)	15,164	(545,009)

Cash and cash equivalents, beginning	194,499	179,335	724,344

Cash and cash equivalents, ending	$191,000	$194,499	$179,335

Series 33
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 34
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(4,711,184)	$(1,986,784)	$(1,986,319)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	2,003,128	1,572,623	1,610,062
Impairment loss	2,354,965	59,293	—
Distributions received from operating limited partnerships	2,714	1,833	523
Amortization	43,938	43,936	43,938
Changes in assets and liabilities
Other assets	—	(11,473)	—
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	293,196	293,196	293,194

Net cash provided by (used in) operating activities	(13,243)	(27,376)	(38,602)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(37,224)	(10,000)	(56,333)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	(37,224)	(10,000)	(56,333)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	(1,807)
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	(1,807)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(50,467)	(37,376)	(96,742)

Cash and cash equivalents, beginning	248,852	286,228	382,970

Cash and cash equivalents, ending	$198,385	$248,852	$286,228

Series 34
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$654,703

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 35
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(2,444,443)	$(1,486,287)	$(1,530,349)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,202,299	1,116,553	1,198,689
Impairment loss	890,742	—	—
Distributions received from operating limited partnerships	9,906	—	—
Amortization	129,231	129,238	129,236
Changes in assets and liabilities
Other assets	71,649	—	15,390
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	208,064	228,356	(4,810)

Net cash provided by (used in) operating activities	67,448	(12,140)	(191,844)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	(746,922)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	200,000
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	611,180

Net cash provided by (used in) investing activities	—	—	64,258

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	67,448	(12,140)	(127,586)

Cash and cash equivalents, beginning	568,900	581,040	708,626

Cash and cash equivalents, ending	$636,348	$568,900	$581,040

	Series 35
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$395,535

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$7,168	$—

	Series 36
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(1,389,889)	$(1,216,341)	$(1,250,570)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	700,635	955,073	982,302
Impairment loss	420,059	—	—
Distributions received from operating limited partnerships	3,000	999	5,215
Amortization	88,462	88,463	88,463
Changes in assets and liabilities
Other assets	—	556	64,737
Accounts payable and accrued expenses	—	—	(6,669)
Accounts payable - affiliates	174,812	176,930	167,073

Net cash provided by (used in) operating activities	(2,921)	5,680	50,551

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	(22,431)	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	(22,431)	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,921)	(16,751)	50,551

Cash and cash equivalents, beginning	79,639	96,390	45,839

Cash and cash equivalents, ending	$76,718	$79,639	$96,390

Series 36
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 37
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(1,596,304)	$(1,213,997)	$(1,643,835)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	666,386	901,089	1,337,643
Impairment loss	606,030	—	—
Distributions received from operating limited partnerships	33,928	—	5,215
Amortization	94,821	94,823	94,823
Changes in assets and liabilities
Other assets	179,680	—	35,442
Accounts payable and accrued expenses	—	—	(100,000)
Accounts payable - affiliates	204,865	204,874	176,944

Net cash provided by (used in) operating activities	189,406	(13,211)	(93,768)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	(689)
Capital contributions paid to operating limited partnerships	—	(201,744)	(162,434)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	32,928	77,213	3,725
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	32,928	(124,531)	(159,398)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	222,334	(137,742)	(253,166)

Cash and cash equivalents, beginning	168,094	305,836	559,002

Cash and cash equivalents, ending	$390,428	$168,094	$305,836

	Series 37
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$9,495	$6,314

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$18,914	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$1,577,783	$65,000

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$58,205	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 38
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(1,546,835)	$(1,287,891)	$(1,170,974)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	875,622	997,707	892,478
Impairment loss	398,536	—	—
Distributions received from operating limited partnerships	112,250	—	2,218
Amortization	98,912	98,911	98,914
Changes in assets and liabilities
Other assets	59,461	2,000	123,494
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	180,080	181,544	164,404

Net cash provided by (used in) operating activities	178,026	(7,729)	110,534

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	(1,172)
Capital contributions paid to operating limited partnerships	(117,735)	(7,651)	(1,099,731)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	501,701

Net cash provided by (used in) investing activities	(117,735)	(7,651)	(599,202)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	60,291	(15,380)	(488,668)

Cash and cash equivalents, beginning	139,965	155,345	644,013

Cash and cash equivalents, ending	$200,256	$139,965	$155,345

	Series 38
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$2,838

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$9,787	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$9,273	$78,521

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 39
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(1,315,746)	$(1,400,093)	$(1,340,819)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	856,990	1,147,985	1,093,075
Impairment loss	205,047	—	—
Distributions received from operating limited partnerships	3,584	1,820	2,083
Amortization	90,327	90,325	90,324
Changes in assets and liabilities
Other assets	109,869	—	2,458
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	152,156	306,852	136,800

Net cash provided by (used in) operating activities	102,227	146,889	(16,079)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	(1,352)
Capital contributions paid to operating limited partnerships	—	(161,805)	(1,036,128)
Deposits for purchases of operating limited partnerships	—	62,031	—
(Advances to) repayments from operating limited partnerships	—	—	543,567
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	26,858

Net cash provided by (used in) investing activities	—	(99,774)	(467,055)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	102,227	47,115	(483,134)

Cash and cash equivalents, beginning	96,315	49,200	532,334

Cash and cash equivalents, ending	$198,542	$96,315	$49,200

	Series 39
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$598

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$866,754

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$56,685	$266,478

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 40
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(1,528,930)	$(1,283,501)	$(1,121,025)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	924,404	936,159	986,508
Impairment loss	265,296	—	—
Distributions received from operating limited partnerships	—	7,400	—
Amortization	113,730	113,716	32,319
Changes in assets and liabilities
Other assets	—	414	(2,164)
Accounts payable and accrued expenses	—	(800)	25,170
Accounts payable - affiliates	216,258	336,542	288,676

Net cash provided by (used in) operating activities	(9,242)	109,930	209,484

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(376)	(5,506)	2,613
Capital contributions paid to operating limited partnerships	—	(161,442)	(3,577,924)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	756,950
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	1,907,760

Net cash provided by (used in) investing activities	(376)	(166,948)	(910,601)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	2,802
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	2,802

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(9,618)	(57,018)	(698,315)

Cash and cash equivalents, beginning	40,313	97,331	795,646

Cash and cash equivalents, ending	$30,695	$40,313	$97,331

	Series 40
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$25,227	$49,174

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$312,318	$91,484

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$13,033	$158,095

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 41
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(4,583,407)	$(2,189,363)	$(1,848,385)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	4,159,348	1,748,067	1,443,650
Impairment loss	—	—	—
Distributions received from operating limited partnerships	377,048	6,372	—
Amortization	133,882	133,405	133,377
Changes in assets and liabilities
Other assets	—	8,450	25,782
Accounts payable and accrued expenses	—	(2,800)	(102,474)
Accounts payable - affiliates	276,919	304,600	299,860

Net cash provided by (used in) operating activities	363,790	8,731	(48,190)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(4,980)	(8,954)	24,603
Capital contributions paid to operating limited partnerships	(295,264)	(1,054,035)	(8,775,315)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	(207,796)	(50,000)	2,521,444
Purchase of investments (net of proceeds from sales and maturities of investments)	—	496,432	1,915,077

Net cash provided by (used in) investing activities	(508,040)	(616,557)	(4,314,191)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	71,319
Proceeds from (repayment of) line of credit	—	—	(3,010,000)

Net cash provided by (used in) financing activities	—	—	(2,938,681)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(144,250)	(607,826)	(7,301,062)

Cash and cash equivalents, beginning	323,017	930,843	8,231,905

Cash and cash equivalents, ending	$178,767	$323,017	$930,843

	Series 41
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$922,445	$376,381

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$12,346	$37,477	$13,204

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$50,000	$1,276,833	$2,749,423

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$36,085

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 42
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Cash flows from operating activities
Net income (loss)	$(1,521,554)	$(1,802,657)	$(521,411)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,150,391	1,617,204	404,748
Impairment loss	—	—	—
Distributions received from operating limited partnerships	18,296	—	—
Amortization	115,498	113,984	—
Changes in assets and liabilities
Other assets	3,440	39,011	1,781,758
Accounts payable and accrued expenses	—	(1,038)	(617,422)
Accounts payable - affiliates	259,122	251,603	258,844

Net cash provided by (used in) operating activities	25,193	218,107	1,306,517

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(49,622)	(15,326)	(2,324,065)
Capital contributions paid to operating limited partnerships	(1,265,580)	(3,498,335)	(8,391,189)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	374,294	145,442	(4,252,487)
Purchase of investments (net of proceeds from sales and maturities of investments)	—	3,480,319	(3,480,319)

Net cash provided by (used in) investing activities	(940,908)	112,100	(18,448,060)

Cash flows from financing activities
Capital contributions received	—	—	22,864,860
Selling commissions and registration costs (paid)/refunded	—	—	(2,935,906)
Proceeds from (repayment of) line of credit	—	—	(2,698,074)

Net cash provided by (used in) financing activities	—	—	17,230,880

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(915,715)	330,207	89,337

Cash and cash equivalents, beginning	1,858,784	1,528,577	1,439,240

Cash and cash equivalents, ending	$943,069	$1,858,784	$1,528,577

	Series 42
	Year ended March 31, 2005	Year ended March 31, 2004	Year ended March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$160,174	$—	$17,368,914

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$139,830	$380,306	$38,298

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$100,000	$2,872,385	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$15,981	$—	$93,359

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 43
	Year ended March 31, 2005	Year ended March 31, 2004	Period August 1, 2002 (date of inception) through March 31, 2003
Cash flows from operating activities
Net income (loss)	$(2,493,942)	$(2,679,274)	$(490,370)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	2,028,092	2,388,403	304,873
Impairment loss	—	—	—
Distributions received from operating limited partnerships	27,007	454	—
Amortization	164,530	148,464	—
Changes in assets and liabilities
Other assets	1,243	1,095,861	(1,127,160)
Accounts payable and accrued expenses	—	(111,966)	111,966
Accounts payable - affiliates	307,467	409,734	97,417

Net cash provided by (used in) operating activities	34,397	1,251,676	(1,103,274)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(51,531)	(249,363)	(3,706,564)
Capital contributions paid to operating limited partnerships	(3,380,245)	(10,979,419)	(8,823,760)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	1,114,804	(4,997,469)
Purchase of investments (net of proceeds from sales and maturities of investments)	2,006,266	(597,281)	(1,794,931)

Net cash provided by (used in) investing activities	(1,425,510)	(10,711,259)	(19,322,724)

Cash flows from financing activities
Capital contributions received	—	—	36,379,870
Selling commissions and registration costs (paid)/refunded	—	—	(4,770,667)
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	31,609,203

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,391,113)	(9,459,583)	11,183,205

Cash and cash equivalents, beginning	1,723,622	11,183,205	—

Cash and cash equivalents, ending	$332,509	$1,723,622	$11,183,205

	Series 43
	Year ended March 31, 2005	Year ended March 31, 2004	Period August 1, 2002 (date of inception) through March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$174,747	$8,199,442	$18,633,728

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$355,458	$47,190	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$225,170	$2,394,990	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$2,775	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 44
	Year ended March 31, 2005	Year ended March 31, 2004	Period January 1, 2003 (date of inception) through March 31, 2003
Cash flows from operating activities
Net income (loss)	$(1,113,681)	$(1,342,776)	$(115,020)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	866,297	1,113,620	—
Impairment loss	—	—	—
Distributions received from operating limited partnerships	3,287	—	—
Amortization	101,629	28,115	—
Changes in assets and liabilities
Other assets	(4,215)	2,367	(3,617)
Accounts payable and accrued expenses	—	(755,429)	755,429
Accounts payable - affiliates	211,547	51,444	65,027

Net cash provided by (used in) operating activities	64,864	(902,659)	701,819

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(3,778)	(1,194,678)	(1,586,366)
Capital contributions paid to operating limited partnerships	(286,143)	(10,738,078)	(1,620,951)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	747,691	(747,691)	(1,443,915)
Purchase of investments (net of proceeds from sales and maturities of investments)	(625,345)	(3,955,849)	—

Net cash provided by (used in) investing activities	(167,575)	(16,636,296)	(4,651,232)

Cash flows from financing activities
Capital contributions received	—	14,228,760	12,790,970
Selling commissions and registration costs (paid)/refunded	—	(1,262,322)	(2,401,620)
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	12,966,438	10,389,350

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(102,711)	(4,572,517)	6,439,937

Cash and cash equivalents, beginning	1,867,420	6,439,937	—

Cash and cash equivalents, ending	$1,764,709	$1,867,420	$6,439,937

	Series 44
	Year ended March 31, 2005	Year ended March 31, 2004	Period January 1, 2003 (date of inception) through March 31, 2003
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$11,541,263	$4,640,966

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$583,395	$312,843	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$1,443,915	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

	Series 45
	Year ended March 31, 2005	Period July 1, 2003 (date of inception) through March 31, 2004
Cash flows from operating activities
Net income (loss)	$(1,314,735)	$(544,382)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	1,067,071	258,419
Impairment loss	—	—
Distributions received from operating limited partnerships	4,961	—
Amortization	133,300	32,122
Changes in assets and liabilities
Other assets	641,496	(1,014,271)
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	—	—

Net cash provided by (used in) operating activities	532,093	(1,268,112)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(208,474)	(2,924,124)
Capital contributions paid to operating limited partnerships	(6,934,454)	(13,386,084)
Deposits for purchases of operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	(1,027,774)	(830,543)
Purchase of investments (net of proceeds from sales and maturities of investments)	3,819,179	(10,617,228)

Net cash provided by (used in) investing activities	(4,351,523)	(27,757,979)

Cash flows from financing activities
Capital contributions received	—	40,143,670
Selling commissions and registration costs (paid)/refunded	(2,638)	(5,149,963)
Proceeds from (repayment of) line of credit	—	—

Net cash provided by (used in) financing activities	(2,638)	34,993,707

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(3,822,068)	5,967,616

Cash and cash equivalents, beginning	5,967,616	—

Cash and cash equivalents, ending	$2,145,548	$5,967,616

	Series 45
	Year ended March 31, 2005	Period July 1, 2003 (date of inception) through March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$4,006,161	$22,776,085

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$49,112	$216,504

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$869,000	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—

Series 45 and 46 were not formed until after March 31, 2003, therefore only two periods of comparative information have been included.

	Series 46
	Year ended March 31, 2005	Period September 23, 2003 (date of inception) through March 31, 2004
Cash flows from operating activities
Net income (loss)	$(625,083)	$(206,301)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	385,946	81,632
Impairment loss	—	—
Distributions received from operating limited partnerships	—	—
Amortization	100,878	3,812
Changes in assets and liabilities
Other assets	(3,840)	(10,692)
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	71,223	12,415

Net cash provided by (used in) operating activities	(70,876)	(119,134)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(362,129)	(2,044,726)
Capital contributions paid to operating limited partnerships	(9,143,190)	(4,417,355)
Deposits for purchases of operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	(783,066)	(3,439,356)

Net cash provided by (used in) investing activities	(10,288,385)	(9,901,437)

Cash flows from financing activities
Capital contributions received	—	29,809,980
Selling commissions and registration costs (paid)/refunded	376	(3,943,120)
Proceeds from (repayment of) line of credit	—	—

Net cash provided by (used in) financing activities	376	25,866,860

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(10,358,885)	15,846,289

Cash and cash equivalents, beginning	15,846,289	—

Cash and cash equivalents, ending	$5,487,404	$15,846,289

Series 46
	Year ended March 31, 2005	Period September 23, 2003 (date of inception) through March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$6,885,288	$10,417,125

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—

Series 45 and 46 were not formed until after March 31, 2003, therefore only two periods of comparative information have been included.

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2005, 2004 and 2003

(UNAUDITED)

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

The BACs issued and outstanding in each series at March 31, 2005 and 2004 are as follows:

	2005	2004

Series 20	3,866,700	3,866,700
Series 21	1,892,700	1,892,700
Series 22	2,564,400	2,564,400
Series 23	3,336,727	3,336,727
Series 24	2,169,878	2,169,878
Series 25	3,026,109	3,026,109
Series 26	3,995,900	3,995,900
Series 27	2,460,700	2,460,700
Series 28	4,000,738	4,000,738
Series 29	3,991,800	3,991,800
Series 30	2,651,000	2,651,000
Series 31	4,417,857	4,417,857
Series 32	4,754,198	4,754,198
Series 33	2,636,533	2,636,533
Series 34	3,529,319	3,529,319
Series 35	3,300,463	3,300,463
Series 36	2,106,837	2,106,837
Series 37	2,512,500	2,512,500
Series 38	2,543,100	2,543,100
Series 39	2,292,152	2,292,152
Series 40	2,630,256	2,630,256
Series 41	2,891,626	2,891,626
Series 42	2,744,262	2,744,262
Series 43	3,637,987	3,637,987
Series 44	2,701,973	2,701,973
Series 45	4,014,367	4,014,367
Series 46	2,980,998	2,980,998

	83,651,080	83,651,080

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

Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables.  Accordingly, the partnership recorded a valuation allowance of $533,581 and $409,432 as of March 31, 2005 and 2004, respectively.

A loss in value of an investment in an operating limited partnership other than a temporary decline is recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the fund and the estimated residual value of the investment.  In addition, deferred partnership fees related to each investment are evaluated for impairment when an impairment loss has reduced an investment balance to zero.

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

During the years ended March 31, 2005 and 2004, the fund acquired interests in operating limited partnerships as follows:

	2005	2004

Series 20	—	—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	—	—
Series 27	—	—
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	—	—
Series 32	—	—
Series 33	—	—
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	3
Series 42	1	5
Series 43	1	5
Series 44	—	4
Series 45	4	24
Series 46	6	6

	12	47

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

Capitalized Expenses

Costs incurred with borrowing funds to make capital contributions to operating limited partnerships and certain other costs are capitalized and included in investment in operating limited partnerships.  Such costs are being amortized on the straight-line method over 27.5 years.

Deferred Acquisition Costs

Deferred acquisition costs are amortized on the straight-line method over 27.5 years.

Accumulated amortization as of March 31, 2005 and 2004 is as follows:

	2005	2004
Series 20	$21,433	$17,861
Series 21	11,723	9,769
Series 22	36,839	30,699
Series 23	50,458	41,327
Series 24	61,228	51,023
Series 25	61,489	51,241
Series 26	103,663	86,759
Series 27	89,681	74,734
Series 28	19,801	16,501
Series 29	19,728	16,416
Series 30	127,297	106,059
Series 31	—	—
Series 32	181,099	150,703
Series 33	162,757	135,480
Series 34	258,351	214,995
Series 35	733,477	610,613
Series 36	499,179	414,819

	2005	2004
Series 37	446,649	356,663
Series 38	335,633	239,732
Series 39	285,275	197,495
Series 40	225,769	123,371
Series 41	345,486	229,996
Series 42	223,406	110,946
Series 43	289,102	143,686
Series 44	126,521	25,282
Series 45	137,729	26,583
Series 46	85,632	—

	$4,939,405	$3,482,753

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

Net Loss Per Beneficial Assignee Certificate Unit

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period.  The weighted average number of units in each series at March 31, 2005, 2004 and 2003 are as follows:

	2005	2004	2003

Series 20	3,866,700	3,866,700	3,866,700
Series 21	1,892,700	1,892,700	1,892,700
Series 22	2,564,400	2,564,400	2,564,400
Series 23	3,336,727	3,336,727	3,336,727
Series 24	2,169,878	2,169,878	2,169,878
Series 25	3,026,109	3,026,109	3,026,109
Series 26	3,995,900	3,995,900	3,995,900
Series 27	2,460,700	2,460,700	2,460,700
Series 28	4,000,738	4,000,738	4,000,738
Series 29	3,991,800	3,991,800	3,991,800
Series 30	2,651,000	2,651,000	2,651,000
Series 31	4,417,857	4,417,857	4,417,857
Series 32	4,754,198	4,754,198	4,754,198
Series 33	2,636,533	2,636,533	2,636,533
Series 34	3,529,319	3,529,319	3,529,319
Series 35	3,300,463	3,300,463	3,300,463
Series 36	2,106,837	2,106,837	2,106,837
Series 37	2,512,500	2,512,500	2,512,500
Series 38	2,543,100	2,543,100	2,543,100
Series 39	2,292,152	2,292,152	2,292,152
Series 40	2,630,256	2,630,256	2,630,256
Series 41	2,891,626	2,891,626	2,891,626
Series 42	2,744,262	2,744,262	1,595,325
Series 43	3,637,987	3,637,987	899,797
Series 44	2,701,973	2,656,339	70,226
Series 45	4,014,367	1,577,100	—
Series 46	2,980,998	309,355	—

	83,651,080	78,496,536	70,136,841

Investments

Investments available-for-sale are being carried at fair market value.  Unrealized gains or losses are reported as other comprehensive income or (loss).  Realized gains or losses, determined on the basis of the costs of specific securities sold, are included in earnings.

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

Recent Accounting Pronouncements

As of March 31, 2004, the partnership adopted FASB Interpretation No. 46 - Revised (“FIN 46R”), “Consolidation of Variable Interest Entities.”  FIN 46R provides guidance on when a company should include the assets, liabilities, and activities of a variable interest entity (“VIE”) in the financial statements and when it should disclose information about its relationship with a VIE.  A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it absorbs the majority of the entity’s expected losses, the majority of the expected residual returns, or both.

Based on the guidance of FIN 46R, the operating limited partnerships in which the partnership invests in meet the definition of a VIE.  However, management does not consolidate the partnership’s interest in these VIEs under FIN 46R, as it is not considered to be the primary beneficiary.  The partnership currently records the amount of its investment in these partnerships as an asset in the balance sheets, recognizes its share of partnership income or losses in the statements or operations, and discloses how it accounts for material types of these investments in the financial statements.

The partnership’s balance in investments in operating limited partnerships, plus the risk of recapture of tax credit previously recognized on these investments, represents its maximum exposure to loss.  The partnership’s exposure to loss on these partnerships is mitigated by the condition and financial performance of the underlying properties as well as the strength of the local general partners and their guarantee against credit recapture.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2005, 2004 and 2003, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Holdings Limited Partnership (BCHLP), Boston Capital Services, Inc. (BCS) and Boston Capital Asset Management Limited Partnership (BCAM) as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5 percent of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships.  The aggregate cost is comprised of the capital contributions made by each Series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level.  The annual fund fees charged to operations during the years ended March 31, 2005, 2004 and 2003, are as follows:

	2005	2004	2003

Series 20	$326,734	$285,285	$315,994
Series 21	201,908	222,840	179,015
Series 22	233,948	242,202	214,068
Series 23	211,951	214,527	197,700
Series 24	196,009	169,422	192,817
Series 25	120,242	240,501	229,568
Series 26	377,017	358,787	367,525
Series 27	288,234	286,727	275,028
Series 28	252,132	253,240	299,403
Series 29	293,594	260,728	305,896
Series 30	176,361	179,941	208,865
Series 31	322,288	351,440	298,940
Series 32	282,326	282,871	313,404
Series 33	156,317	160,495	155,906
Series 34	262,083	263,684	281,041
Series 35	187,475	205,478	214,873
Series 36	143,599	132,862	150,871
Series 37	190,934	182,030	171,945
Series 38	132,796	133,298	144,604
Series 39	121,300	115,096	115,714
Series 40	168,842	178,958	145,292
Series 41	243,637	265,834	258,137
Series 42	212,025	230,369	143,388
Series 43	271,099	297,470	97,417
Series 44	194,548	211,545	6,247
Series 45	281,588	176,720	—
Series 46	208,638	39,881	—

	$6,057,625	$5,942,231	$5,283,658

Boston Capital Services, Inc. received dealer-manager fees for the marketing advice and investment banking services performed at the time of the fund’s offering of BACs.  The dealer-manager fees are included in partners’ capital as selling commissions and registration costs.  During the years ended March 31, 2005, 2004 and 2003, dealer manager fees received by Boston Capital Services, Inc. by series are as follows:

	2005	2004	2003

Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	—	—	—
Series 27	—	—	—
Series 28	—	—	—
Series 29	—	—	—
Series 30	—	—	—
Series 31	—	—	—
Series 32	—	—	—
Series 33	—	—	—
Series 34	—	—	—
Series 35	—	—	—
Series 36	—	—	—
Series 37	—	—	—
Series 38	—	—	—
Series 39	—	—	—
Series 40	—	—	—
Series 41	—	—	—
Series 42	—	—	430,358
Series 43	—	—	497,725
Series 44	—	135,773	211,152
Series 45	—	495,715	—
Series 46	—	397,497	—

	$—	$1,028,985	$1,139,235

Boston Capital Holdings Limited Partnership is entitled to asset acquisition fees for selecting, evaluating, structuring, negotiating, and closing the fund’s acquisition of interests in the operating limited partnerships.  During the years ended March 31, 2005, 2004 and 2003, acquisition fees incurred to Boston Capital Holdings Limited Partnership by series are as follows:

	2005	2004	2003

Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	—	—	—
Series 27	—	—	—
Series 28	—	—	—
Series 29	—	—	—
Series 30	—	—	—
Series 31	—	—	—
Series 32	—	—	—
Series 33	—	—	—
Series 34	—	—	—
Series 35	—	—	—
Series 36	—	—	—
Series 37	—	—	—
Series 38	—	—	—
Series 39	—	—	—
Series 40	—	—	—
Series 41	—	—	—
Series 42	—	—	1,943,482
Series 43	—	—	3,092,289
Series 44	—	844,166	1,452,511
Series 45	—	2,167,758	—
Series 46	—	1,609,739	—

	$—	$4,621,663	$6,488,282

During the years ended March 31, 2005, 2004 and 2003, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2005	2004	2003

Series 20	$15,591	$18,588	$24,445
Series 21	11,527	12,168	16,305
Series 22	14,100	18,204	23,433
Series 23	14,733	17,383	23,116
Series 24	12,762	15,755	20,484
Series 25	14,340	17,784	26,145
Series 26	17,931	26,774	43,066
Series 27	12,688	14,824	18,845
Series 28	15,598	20,088	25,448
Series 29	15,729	19,420	24,975
Series 30	13,058	16,201	20,301
Series 31	15,850	20,666	26,078
Series 32	18,519	22,018	30,765
Series 33	14,888	16,679	21,192
Series 34	16,553	19,303	24,633
Series 35	16,065	18,218	23,474
Series 36	14,260	16,350	17,877
Series 37	15,745	16,279	21,041
Series 38	16,069	17,714	23,050
Series 39	15,400	16,797	18,418
Series 40	16,527	19,522	27,700
Series 41	17,621	21,391	30,561
Series 42	18,550	21,054	31,514
Series 43	18,791	22,179	42,268
Series 44	17,365	26,551	14,363
Series 45	20,537	38,499	—
Series 46	23,596	22,993	—

	$434,393	$533,402	$619,497

Accounts payable - affiliates at March 31, 2005, 2004 and 2003 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

During the years ended March 31, 2005, 2004 and 2003, the fund reimbursed affiliates of the general partner for amounts in connection with the offering of BACs.  These reimbursements include, but are not limited to, postage, printing, travel and overhead allocations and are included in partners’ capital as selling commissions and registrations costs at March 31, 2005, 2004 and 2003.  During the years ended March 31, 2005, 2004 and 2003, the selling commission and registration costs incurred to affiliates by series are as follows:

	2005	2004	2003

Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	—	—	—
Series 27	—	—	—
Series 28	—	—	—
Series 29	—	—	—
Series 30	—	—	—
Series 31	—	—	—
Series 32	—	—	—
Series 33	—	—	—
Series 34	—	—	—
Series 35	—	—	—
Series 36	—	—	—
Series 37	—	—	—
Series 38	—	—	—
Series 39	—	—	—
Series 40	—	—	—
Series 41	—	—	3,688
Series 42	—	—	92,960
Series 43	—	—	116,777
Series 44	—	28,869	64,959
Series 45	—	99,721	—
Series 46	—	77,269	—

	$—	$205,859	$278,384

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2005 and 2004, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes.  During the year ended March 31, 2004, Series 24 received the project back.  During the year ended March 31, 2004 the fund decided not to acquire a limited partnership interest in one of the operating limited partnerships owned by Series 42 and one of the operating limited partnerships owned by Series 43 as of March 31, 2003.  The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2005 and 2004 by series are as follows:

	2005	2004

Series 20	24	24
Series 21	14	14
Series 22	29	29
Series 23	22	22
Series 24	24	24
Series 25	22	22
Series 26	45	45
Series 27	16	16
Series 28	26	26
Series 29	22	22
Series 30	20	20
Series 31	27	27
Series 32	17	17
Series 33	10	10
Series 34	14	14
Series 35	11	11
Series 36	11	11
Series 37	7	7
Series 38	10	10
Series 39	9	9
Series 40	16	16
Series 41	23	23
Series 42	22	21
Series 43	22	21
Series 44	8	8
Series 45	28	24
Series 46	12	6

	511	499

Under the terms of the fund’s investment in each operating limited partnership, the fund is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations.  At March 31, 2005 and 2004, contributions are payable to operating limited partnerships as follows:

	2005	2004

Series 20	$388,026	$388,026
Series 21	457,642	457,642
Series 22	477,996	479,496
Series 23	117,796	117,796
Series 24	368,239	368,239
Series 25	768,198	943,704
Series 26	1,443,838	1,443,838
Series 27	39,749	39,749
Series 28	40,968	40,968
Series 29	66,718	86,718
Series 30	128,167	128,167
Series 31	682,058	695,771
Series 32	520,571	902,467
Series 33	202,285	202,285
Series 34	48,744	85,968
Series 35	603,740	603,740
Series 36	657,998	657,998
Series 37	155,363	155,363
Series 38	—	117,735
Series 39	—	—
Series 40	152,424	152,424
Series 41	480,554	838,164
Series 42	680,975	2,026,211
Series 43	822,429	4,608,555
Series 44	1,207,614	2,077,152
Series 45	5,381,087	9,227,492
Series 46	3,741,868	5,999,770

	$19,635,047	$32,845,438

The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$593,226,415	$27,465,293	$12,370,665

Acquisition costs of operating limited partnerships	46,954,307	3,726,293	1,923,140

Cumulative distributions from operating limited partnerships	(4,969,714)	(3,472,446)	(31,581)

Impairment loss in investments in operating limited partnerships	(44,529,081)	(2,042,276)	(638,087)

Cumulative losses from operating limited partnerships	(219,333,743)	(21,684,718)	(12,828,049)

Investments in operating limited partnerships per balance sheet	371,348,184	3,992,146	796,088

	Total	Series 20	Series 21

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(23,255,465)	—	(336,415)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(7,359,789)	(444,246)	(110,624)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	2,775,473	404,710	651,466

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(16,452,989)	(1,042,436)	(8,952,023)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	2,022,180	253,099	174,071

Impairment loss in investments in operating limited partnerships	44,529,081	2,042,276	638,087

Other	(5,388,283)	(75,163)	(2,670)

Equity per operating limited partnerships’ combined financial statements	$368,218,392	$5,130,386	$(7,142,020)

The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,290,375	$23,797,395	$15,097,387

Acquisition costs of operating limited partnerships	2,504,765	3,504,553	2,030,314

Cumulative distributions from operating limited partnerships	(103,507)	(37,407)	(78,027)

Impairment loss in investments in operating limited partnerships	(4,054,802)	(4,816,490)	(1,517,063)

Cumulative losses from operating limited partnerships	(12,860,647)	(13,639,131)	(9,868,738)

Investments in operating limited partnerships per balance sheet	3,776,184	8,808,920	5,663,873

	Series 22	Series 23	Series 24

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(482,084)	(11,581)	(30,158)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(484,368)	(436,119)	(516,941)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	259,228	179,850	95,695

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(965,290)	(48,568)	(403,987)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,346	46,426	61,209

Impairment loss in investments in operating limited partnerships	4,054,802	4,816,490	1,517,063

Other	(206,708)	(41,895)	81,557

Equity per operating limited partnerships’ combined financial statements	$6,068,110	$13,313,523	$6,468,311

The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$21,933,096	$28,884,093	$16,974,015

Acquisition costs of operating limited partnerships	2,803,677	3,968,917	2,467,629

Cumulative distributions from operating limited partnerships	(85,987)	(116,486)	(47,166)

Impairment loss in investments in operating limited partnerships	(2,299,115)	(4,040,651)	(1,460,060)

Cumulative losses from operating limited partnerships	(10,727,149)	(11,648,298)	(5,933,383)

Investments in operating limited partnerships per balance sheet	11,624,522	17,047,575	12,001,035

	Series 25	Series 26	Series 27

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(286,910)	(108,982)	(316,117)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(689,409)	(73,142)	(369,748)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	335,542	123,194	205,532

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,523,998)	(594,531)	(898,270)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	46,911	195,682	—

Impairment loss in investments in operating limited partnerships	2,299,115	4,040,651	1,460,060

Other	(127,523)	(118,817)	55,218

Equity per operating limited partnerships’ combined financial statements	$11,678,250	$20,511,630	$12,137,710

The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$28,566,056	$28,777,755	$19,299,719

Acquisition costs of operating limited partnerships	4,191,674	4,151,886	2,226,856

Cumulative distributions from operating limited partnerships	(160,656)	(24,013)	(65,316)

Impairment loss in investments in operating limited partnerships	(2,671,850)	(3,443,287)	(1,746,412)

Cumulative losses from operating limited partnerships	(10,459,303)	(15,565,423)	(7,239,102)

Investments in operating limited partnerships per balance sheet	19,465,921	13,896,918	12,475,745

	Series 28	Series 29	Series 30

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(303,861)	(215,662)	(135,225)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(596,128)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	129,668	265,241	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(1,063,313)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,284	7,355	7,712

Impairment loss in investments in operating limited partnerships	2,671,850	3,443,287	1,746,412

Other	(243,928)	(57,249)	6,917

Equity per operating limited partnerships’ combined financial statements	$21,170,881	$15,680,449	$13,865,860

The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$31,876,958	$34,643,588	$19,377,023

Acquisition costs of operating limited partnerships	4,586,765	4,291,123	2,010,987

Cumulative distributions from operating limited partnerships	(30,858)	(61,955)	(6,465)

Impairment loss in investments in operating limited partnerships	(4,417,847)	(4,247,951)	(1,933,222)

Cumulative losses from operating limited partnerships	(14,530,531)	(11,784,170)	(5,378,012)

Investments in operating limited partnerships per balance sheet	17,484,487	22,840,635	14,070,311

	Series 31	Series 32	Series 33

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(138,370)	(1,732,627)	(1,561,054)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,741,159)	(624,017)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	125,347	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(83,969)	(402,118)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	80,765	42,262	9,684

Impairment loss in investments in operating limited partnerships	4,417,847	4,247,951	1,933,222

Other	(10,688)	(925,290)	(11,499)

Equity per operating limited partnerships’ combined financial statements	$21,797,819	$22,329,654	$13,816,647

The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$25,655,046	$23,911,918	$15,353,188

Acquisition costs of operating limited partnerships	2,565,728	—

Cumulative distributions from operating limited partnerships	(5,701)	(9,906)	(10,857)

Impairment loss in investments in operating limited partnerships	(2,414,258)	(890,742)	(420,059)

Cumulative losses from operating limited partnerships	(9,556,425)	(6,468,662)	(4,524,230)

Investments in operating limited partnerships per balance sheet	16,244,390	16,542,608	10,398,042

	Series 34	Series 35	Series 36

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(75,966)	(270,100)	(14,791)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	(328,530)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	6,464	78,017	3,061

Impairment loss in investments in operating limited partnerships	2,414,258	890,742	420,059

Other	(137,113)	(141,514)	(107,935)

Equity per operating limited partnerships’ combined financial statements	$18,156,499	$17,099,753	$10,369,906

The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,547,177	$18,922,923	$16,756,265

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(53,042)	(116,027)	(7,487)

Impairment loss in investments in operating limited partnerships	(606,030)	(398,536)	(205,047)

Cumulative losses from operating limited partnerships	(4,019,076)	(4,130,524)	(4,090,559)

Investments in operating limited partnerships per balance sheet	13,869,029	14,277,836	12,453,172

	Series 37	Series 38	Series 39

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(155,365)	(117,635)	—

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	303,810	59,461	279,219

Impairment loss in investments in operating limited partnerships	606,030	398,536	205,047

Other	30,771	(274,195)	(188,217)

Equity per operating limited partnerships’ combined financial statements	$14,654,275	$14,344,003	$12,749,221

The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$19,620,463	$21,783,546	$19,603,357

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(7,400)	(383,420)	(18,296)

Impairment loss in investments in operating limited partnerships	(265,296)	—	—

Cumulative losses from operating limited partnerships	(3,285,727)	(7,445,190)	(3,172,343)

Investments in operating limited partnerships per balance sheet	16,062,040	13,954,936	16,412,718

	Series 40	Series 41	Series 42

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(33,764)	(126,554)	(675,982)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(145,956)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	78,811	1,049	43,002

Impairment loss in investments in operating limited partnerships	265,296	—	—

Other	(648,618)	(701,395)	(78,093)

Equity per operating limited partnerships’ combined financial statements	$15,723,765	$12,982,080	$15,701,645

The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$26,599,350	$15,293,478	$26,542,931

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(27,461)	(3,287)	(4,960)

Impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(4,721,368)	(1,979,917)	(1,325,490)

Investments in operating limited partnerships per balance sheet	21,850,521	13,310,274	25,212,481

	Series 43	Series 44	Series 45

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(933,954)	(1,208,815)	(9,715,836)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	11,480

Impairment loss in investments in operating limited partnerships	—	—	—

Other	(738,441)	(175,589)	(340,675)

Equity per operating limited partnerships’ combined financial statements	$20,178,126	$11,925,870	$15,167,450

The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$17,283,355

Acquisition costs of operating limited partnerships	—

Cumulative distributions from operating limited partnerships	—

Impairment loss in investments in operating limited partnerships	—

Cumulative losses from operating limited partnerships	(467,578)

Investments in operating limited partnerships per balance sheet	16,815,777

Series 46

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(4,267,657)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—

Impairment loss in investments in operating limited partnerships	—

Other	(209,531)

Equity per operating limited partnerships’ combined financial statements	$12,338,589

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$583,273,097	$27,469,025	$12,370,665

Acquisition costs of operating limited partnerships	46,954,307	3,726,293	1,923,140

Cumulative distributions from operating limited partnerships	(825,536)	(97,071)	(31,581)

Impairment loss in investments in operating limited partnerships	(8,401,724)	(414,749)	(315,862)

Cumulative losses from operating limited partnerships	(184,258,840)	(20,731,540)	(12,418,850)

Investments in operating limited partnerships per balance sheet	436,741,304	9,951,958	1,527,512

	Total	Series 20	Series 21

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(39,900,657)	—	(336,415)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(7,359,790)	(444,246)	(110,624)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	2,775,473	404,710	651,466

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(11,999,720)	(719,823)	(7,715,728)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	2,050,881	249,367	174,071

Impairment loss in investments in operating limited partnerships	8,401,724	414,749	315,862

Other	(6,065,952)	(137,556)	(2,209)

Equity per operating limited partnerships’ combined financial statements	$384,643,263	$9,719,159	$(5,496,065)

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,290,375	$23,797,395	$15,097,387

Acquisition costs of operating limited partnerships	2,504,765	3,504,553	2,030,314

Cumulative distributions from operating limited partnerships	(78,230)	(26,828)	(61,178)

Impairment loss in investments in operating limited partnerships	(747,674)	(770,873)	(55,652)

Cumulative losses from operating limited partnerships	(11,985,396)	(12,233,103)	(9,147,961)

Investments in operating limited partnerships per balance sheet	7,983,840	14,271,144	7,862,910

	Series 22	Series 23	Series 24

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(482,084)	(11,581)	(30,158)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(484,368)	(436,119)	(516,941)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	259,228	179,850	95,695

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(501,239)	(27,231)	(203,502)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,346	46,426	61,209

Impairment loss in investments in operating limited partnerships	747,674	770,873	55,652

Other	(215,683)	(45,120)	83,913

Equity per operating limited partnerships’ combined financial statements	$7,423,714	$14,748,242	$7,408,778

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$21,938,066	$28,884,093	$16,974,723

Acquisition costs of operating limited partnerships	2,803,677	3,968,917	2,467,629

Cumulative distributions from operating limited partnerships	(68,482)	(96,731)	(38,713)

Impairment loss in investments in operating limited partnerships	(414,773)	(152,937)	(130,435)

Cumulative losses from operating limited partnerships	(10,207,447)	(10,378,138)	(5,367,982)

Investments in operating limited partnerships per balance sheet	14,051,041	22,225,204	13,905,222

	Series 25	Series 26	Series 27

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(286,910)	(108,982)	(316,117)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(689,409)	(73,143)	(369,748)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	335,542	123,194	205,532

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,199,349)	(404,771)	(720,146)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	46,911	195,682	—

Impairment loss in investment in operating limited partnerships	414,773	152,937	130,435

Other	(132,510)	(109,618)	55,242

Equity per operating limited partnerships’ combined financial statements	$12,540,089	$22,000,503	$12,890,420

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$28,566,056	$28,777,755	$19,299,719

Acquisition costs of operating limited partnerships	4,191,674	4,151,886	2,226,856

Cumulative distributions from operating limited partnerships	(112,323)	(24,012)	(51,607)

Impairment loss in investments in operating limited partnerships	—	(1,608,080)	(210,417)

Cumulative losses from operating limited partnerships	(8,897,718)	(11,822,288)	(5,920,738)

Investments in operating limited partnerships per balance sheet	23,747,689	19,475,261	15,343,813

	Series 28	Series 29	Series 30

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(303,861)	(215,662)	(135,225)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(596,128)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	129,668	265,241	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,284	7,355	7,712

Impairment loss in investments in operating limited partnerships	—	1,608,080	210,417

Other	(260,005)	(57,249)	3,310

Equity per operating limited partnerships’ combined financial statements	$22,764,722	$20,486,898	$15,194,326

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$31,876,958	$34,643,588	$19,377,023

Acquisition costs of operating limited partnerships	4,586,765	4,291,123	2,010,987

Cumulative distributions from operating limited partnerships	(25,454)	(55,628)	(5,833)

Impairment loss in investments in operating limited partnerships	(1,210,401)	(1,155,289)	(1,155,289)

Cumulative losses from operating limited partnerships	(12,631,543)	(9,744,551)	(4,477,476)

Investments in operating limited partnerships per balance sheet	22,596,325	27,979,243	15,749,412

	Series 31	Series 32	Series 33

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(152,073)	(1,881,019)	(1,561,054)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,741,159)	(624,017)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	125,347	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(40,695)	(316,487)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	80,765	42,262	9,684

Impairment loss in investments in operating limited partnerships	1,210,401	1,155,289	1,155,289

Other	(7,170)	(899,596)	(9,998)

Equity per operating limited partnerships’ combined financial statements	$23,735,300	$24,338,533	$14,719,316

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$25,655,628	$23,911,918	$15,357,291

Acquisition costs of operating limited partnerships	2,565,728	—	—

Cumulative distributions from operating limited partnerships	(2,987)	—	(7,858)

Impairment loss in investments in operating limited partnerships	(59,293)	—	—

Cumulative losses from operating limited partnerships	(7,553,297)	(5,259,992)	(3,823,595)

Investments in operating limited partnerships per balance sheet	20,605,779	18,651,926	11,525,838

	Series 34	Series 35	Series 36

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(137,814)	(270,100)	(14,791)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	(147,671)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	6,464	78,017	3,061

Impairment loss in investments in operating limited partnerships	59,293	—	—

Other	(138,571)	(155,993)	(111,165)

Equity per operating limited partnerships’ combined financial statements	$20,099,617	$18,303,850	$11,255,272

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,552,012	$18,925,934	$16,758,810

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(19,114)	(3,777)	(3,903)

Impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(3,352,690)	(3,254,902)	(3,233,569)

Investments in operating limited partnerships per balance sheet	15,180,208	15,667,255	13,521,338

	Series 37	Series 38	Series 39

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(155,365)	(117,635)	—

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	303,810	59,461	279,219

Impairment loss in investments in operating limited partnerships	—	—	—

Other	28,431	(388,510)	(202,022)

Equity per operating limited partnerships’ combined financial statements	$15,357,084	$15,220,571	$13,598,535

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$19,631,795	$21,814,284	$19,602,034

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(7,400)	(6,372)	—

Impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(2,361,323)	(3,285,842)	(2,021,952)

Investments in operating limited partnerships per balance sheet	17,263,072	18,522,070	17,580,082

	Series 40	Series 41	Series 42

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(33,764)	(1,037,954)	(1,520,089)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(3,078)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	78,811	1,049	27,021

Impairment loss in investments in operating limited partnerships	—	—	—

Other	(729,005)	(832,630)	(97,187)

Equity per operating limited partnerships’ combined financial statements	$16,579,114	$16,649,457	$15,989,827

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$26,801,950	$15,877,263	$22,608,037

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(454)	—	—

Impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(2,693,276)	(1,113,620)	(258,419)

Investments in operating limited partnerships per balance sheet	24,108,220	14,763,643	22,349,618

	Series 43	Series 44	Series 45

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(6,164,125)	(4,947,482)	(11,343,618)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	59,894	—	—

Impairment loss in investments in operating limited partnerships	—	—	—

Other	(953,549)	(172,033)	(354,590)

Equity per operating limited partnerships’ combined financial statements	$17,050,440	$9,644,128	$10,651,410

The fund’s investments in operating limited partnerships at March 31, 2004 is summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$10,413,313

Acquisition costs of operating limited partnerships	—

Cumulative distributions from operating limited partnerships	—

Impairment loss in investments in operating limited partnerships	—

Cumulative losses from operating limited partnerships	(81,632)

Investments in operating limited partnerships per balance sheet	10,331,681

Series 46

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(8,336,779)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—

Impairment loss in investments in operating limited partnerships	—

Other	(224,879)

Equity per operating limited partnerships’ combined financial statements	$1,770,023

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,601,323,648	$64,411,417	$24,219,029
Construction in progress	11,956,598	—	—
Land	122,364,880	6,320,961	2,839,206
Other assets	136,468,612	7,164,184	2,182,750

	$1,872,113,738	$77,896,562	$29,240,985

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$1,154,699,006	$64,220,153	$27,056,630
Accounts payable and accrued expenses	42,067,275	2,802,455	3,050,182
Other liabilities	161,993,756	5,521,121	5,289,158

	1,358,760,037	72,543,729	35,395,970
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	368,218,392	5,130,386	(7,142,020)
Other partners	145,135,309	222,447	987,035

	513,353,701	5,352,833	(6,154,985)

	$1,872,113,738	$77,896,562	$29,240,985

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$62,691,647	$59,782,384	$48,441,949
Construction in progress	—	—	—
Land	4,242,201	3,957,131	3,941,855
Other assets	4,957,737	4,522,416	5,018,465

	$71,891,585	$68,261,931	$57,402,269

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$51,403,838	$41,220,342	$37,965,770
Accounts payable and accrued expenses	4,545,797	4,908,112	1,209,071
Other liabilities	4,354,589	5,777,622	5,054,382

	60,304,224	51,906,076	44,229,223
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	6,068,110	13,313,523	6,468,311
Other partners	5,519,251	3,042,332	6,704,735

	11,587,361	16,355,855	13,173,046

	$71,891,585	$68,261,931	$57,402,269

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$50,986,027	$76,116,057	$64,661,361
Construction in progress	—	—	—
Land	3,701,408	5,310,128	6,005,394
Other assets	7,240,703	8,766,996	6,551,474

	$61,928,138	$90,193,181	$77,218,229

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$35,639,219	$59,376,322	$50,396,427
Accounts payable and accrued expenses	2,015,152	1,752,063	1,155,019
Other liabilities	7,037,612	4,854,125	6,527,131

	44,691,983	65,982,510	58,078,577
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	11,678,250	20,511,630	12,137,710
Other partners	5,557,905	3,699,041	7,001,942

	17,236,155	24,210,671	19,139,652

	$61,928,138	$90,193,181	$77,218,229

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$65,374,561	$52,570,088	$46,781,537
Construction in progress	—	—	—
Land	5,523,586	2,841,806	2,658,139
Other assets	5,414,609	6,486,955	4,058,648

	$76,312,756	$61,898,849	$53,498,324

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$43,787,242	$39,556,712	$29,336,677
Accounts payable and accrued expenses	1,776,921	1,749,622	1,437,682
Other liabilities	3,058,016	3,802,926	4,231,877

	48,622,179	45,109,260	35,006,236
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	21,170,881	15,680,449	13,865,860
Other partners	6,519,696	1,109,140	4,626,228

	27,690,577	16,789,589	18,492,088

	$76,312,756	$61,898,849	$53,498,324

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$69,913,592	$70,376,444	$58,830,811
Construction in progress	—	—	—
Land	4,509,212	4,333,042	5,245,180
Other assets	8,171,235	5,914,818	3,688,274

	$82,594,039	$80,624,304	$67,764,265

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$53,027,849	$43,781,745	$35,550,007
Accounts payable and accrued expenses	1,444,672	1,363,800	1,140,131
Other liabilities	6,579,779	6,123,815	2,912,698

	61,052,300	51,269,360	39,602,836
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	21,797,819	22,329,654	13,816,647
Other partners	(256,080)	7,025,290	14,344,782

	21,541,739	29,354,944	28,161,429

	$82,594,039	$80,624,304	$67,764,265

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$63,594,885	$52,800,589	$47,875,412
Construction in progress	—	—	—
Land	5,358,490	3,734,936	2,883,167
Other assets	4,758,828	3,991,316	3,305,795

	$73,712,203	$60,526,841	$54,064,374

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$45,966,405	$27,753,457	$34,211,311
Accounts payable and accrued expenses	1,446,156	914,965	899,453
Other liabilities	4,700,051	6,722,005	3,443,327

	52,112,612	35,390,427	38,554,091
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	18,156,499	17,099,753	10,369,906
Other partners	3,443,092	8,036,661	5,140,377

	21,599,591	25,136,414	15,510,283

	$73,712,203	$60,526,841	$54,064,374

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$48,419,657	$37,368,214	$32,105,376
Construction in progress	—	—	—
Land	2,423,561	2,253,007	1,909,789
Other assets	3,454,711	1,864,328	1,482,802

	$54,297,929	$41,485,549	$35,497,967

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$30,585,562	$18,312,277	$14,180,904
Accounts payable and accrued expenses	984,799	557,441	423,930
Other liabilities	2,552,954	1,710,794	1,644,887

	34,123,315	20,580,512	16,249,721
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	14,654,275	14,344,003	12,749,221
Other partners	5,520,339	6,561,034	6,499,025

	20,174,614	20,905,037	19,248,246

	$54,297,929	$41,485,549	$35,497,967

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$74,557,352	$113,221,701	$83,485,599
Construction in progress	—	—	—
Land	5,081,041	11,710,484	7,474,107
Other assets	3,111,287	7,222,422	7,322,343

	$82,749,680	$132,154,607	$98,282,049

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$49,674,047	$93,183,723	$56,689,237
Accounts payable and accrued expenses	858,620	1,399,470	1,315,462
Other liabilities	9,318,112	16,170,800	14,356,344

	59,850,779	110,753,993	72,361,043
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	15,723,765	12,982,080	15,701,645
Other partners	7,175,136	8,418,534	10,219,361

	22,898,901	21,400,614	25,921,006

	$82,749,680	$132,154,607	$98,282,049

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$80,451,102	$45,741,730	$70,684,955
Construction in progress	—	—	9,870,895
Land	6,567,632	3,387,804	6,065,549
Other assets	6,768,018	4,314,770	4,861,322

	$93,786,752	$53,444,304	$91,482,721

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$52,552,637	$33,870,396	$60,520,443
Accounts payable and accrued expenses	1,152,682	503,598	904,716
Other liabilities	12,677,040	5,914,673	6,349,505

	66,382,359	40,288,667	67,774,664
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	20,178,126	11,925,870	15,167,450
Other partners	7,226,267	1,229,767	8,540,607

	27,404,393	13,155,637	23,708,057

	$93,786,752	$53,444,304	$91,482,721

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$35,860,172
Construction in progress	2,085,703
Land	2,086,064
Other assets	3,871,406

$43,903,345

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$24,879,674
Accounts payable and accrued expenses	355,304
Other liabilities	5,308,413

30,543,391
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	12,338,589
Other partners	1,021,365

13,359,954

$43,903,345

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

1,865,386

$11,207,262

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$208,018,639	$12,301,305	$5,389,189
Interest and other	11,217,902	1,052,558	116,709

	219,236,541	13,353,863	5,505,898
Expenses
Interest	65,215,364	3,918,486	1,967,702
Depreciation and amortization	70,503,754	3,597,561	920,468
Taxes and insurance	29,950,692	1,696,897	854,003
Repairs and maintenance	34,957,326	2,562,980	1,171,009
Operating expenses	67,615,459	3,772,400	2,301,147
Other expenses	8,375,290	300,014	120,972

	276,617,885	15,848,338	7,335,301

NET LOSS	$(57,381,344)	$(2,494,475)	$(1,829,403)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(39,539,594)	$(1,288,444)	$(1,645,494)

Net loss allocated to other partners	$(17,841,750)	$(1,206,031)	$(183,909)

*                 Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$9,301,262	$8,569,976	$9,092,682
Interest and other	609,124	458,561	153,157

	9,910,386	9,028,537	9,245,839
Expenses
Interest	3,082,071	2,693,999	2,111,235
Depreciation and amortization	2,856,520	2,379,167	2,447,276
Taxes and insurance	1,486,349	1,346,984	1,346,357
Repairs and maintenance	2,271,805	1,781,620	1,774,518
Operating expenses	3,275,147	3,332,952	2,922,863
Other expenses	241,956	256,537	123,382

	13,213,848	11,791,259	10,725,631

NET LOSS	$(3,303,462)	$(2,762,722)	$(1,479,792)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,344,442)	$(1,427,364)	$(921,262)

Net income (loss) allocated to other partners	$(1,959,020)	$(1,335,358)	$(558,530)

*                 Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$11,929,284	$10,796,426	$9,212,700
Interest and other	207,024	431,501	328,148

	12,136,308	11,227,927	9,540,848
Expenses
Interest	2,346,845	2,634,289	2,974,085
Depreciation and amortization	2,708,405	3,182,227	2,769,721
Taxes and insurance	1,620,349	1,872,195	1,293,968
Repairs and maintenance	2,417,200	1,724,309	1,034,543
Operating expenses	3,931,962	3,329,589	2,355,151
Other expenses	78,200	288,591	304,119

	13,102,961	13,031,200	10,731,587

NET LOSS	$(966,653)	$(1,803,273)	$(1,190,739)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(844,351)	$(1,459,920)	$(743,525)

Net loss allocated to other partners	$(122,302)	$(343,353)	$(447,214)

*                 Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$9,324,032	$6,543,133	$5,908,860
Interest and other	347,919	535,740	222,099

	9,671,951	7,078,873	6,130,959
Expenses
Interest	2,957,455	1,959,393	1,524,372
Depreciation and amortization	2,977,717	2,880,780	1,893,135
Taxes and insurance	1,222,409	1,107,273	911,510
Repairs and maintenance	1,552,599	834,526	1,052,917
Operating expenses	2,720,904	2,257,767	2,332,148
Other expenses	301,918	2,932,011	299,463

	11,733,002	11,971,750	8,013,545

NET LOSS	$(2,061,051)	$(4,892,877)	$(1,882,586)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,561,585)	$(4,806,448)	$(1,318,364)

Net loss allocated to other partners	$(499,466)	$(86,429)	$(564,222)

*                 Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$10,171,173	$8,158,972	$6,805,392
Interest and other	331,913	295,763	252,468

	10,503,086	8,454,735	7,057,860
Expenses
Interest	2,104,073	2,321,558	2,219,943
Depreciation and amortization	3,372,462	3,435,212	2,782,918
Taxes and insurance	1,612,653	1,496,203	1,155,478
Repairs and maintenance	1,586,338	1,186,214	958,807
Operating expenses	3,593,498	2,546,855	2,008,539
Other expenses	413,855	244,319	76,575

	12,682,879	11,230,361	9,202,260

NET LOSS	$(2,179,793)	$(2,775,626)	$(2,144,400)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,942,262)	$(2,125,250)	$(900,536)

Net loss allocated to other partners	$(237,531)	$(650,376)	$(1,243,864)

*                 Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$7,133,302	$5,756,805	$5,846,890
Interest and other	319,966	268,602	564,240

	7,453,268	6,025,407	6,411,130
Expenses
Interest	2,501,530	1,888,719	2,135,513
Depreciation and amortization	3,033,104	2,145,307	2,057,756
Taxes and insurance	1,200,176	928,318	710,905
Repairs and maintenance	1,035,898	881,064	1,025,630
Operating expenses	2,199,625	1,801,711	1,928,089
Other expenses	203,387	216,842	100,046

	10,173,720	7,861,961	7,957,939

NET LOSS	$(2,720,452)	$(1,836,554)	$(1,546,809)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(2,003,128)	$(1,202,299)	$(881,494)

Net loss allocated to other partners	$(717,324)	$(634,255)	$(665,315)

*                 Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$5,701,690	$4,003,893	$3,067,801
Interest and other	518,105	203,191	178,691

	6,219,795	4,207,084	3,246,492
Expenses
Interest	1,573,690	1,219,243	883,877
Depreciation and amortization	2,304,390	1,611,055	1,476,198
Taxes and insurance	814,640	627,036	373,932
Repairs and maintenance	739,434	717,710	439,951
Operating expenses	1,812,307	1,216,512	1,221,828
Other expenses	67,824	65,286	104,212

	7,312,285	5,456,842	4,499,998

NET LOSS	$(1,092,490)	$(1,249,758)	$(1,253,506)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(666,386)	$(875,622)	$(856,990)

Net loss allocated to other partners	$(426,104)	$(374,136)	$(396,516)

*                 Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$7,885,676	$13,615,599	$9,715,216
Interest and other	737,058	808,219	575,125

	8,622,734	14,423,818	10,290,341
Expenses
Interest	3,213,516	5,932,695	3,731,620
Depreciation and amortization	2,911,005	4,851,854	3,400,710
Taxes and insurance	1,036,212	1,565,554	1,143,022
Repairs and maintenance	1,171,645	2,141,159	1,577,590
Operating expenses	2,129,473	3,880,592	2,991,035
Other expenses	140,818	319,545	213,970

	10,602,669	18,691,399	13,057,947

NET LOSS	$(1,979,935)	$(4,267,581)	$(2,767,606)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(924,404)	$(4,302,226)	$(1,150,391)

Net loss allocated to other partners	$(1,055,531)	$34,645	$(1,617,215)

*                 Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$7,540,993	$5,008,683	$6,983,665
Interest and other	735,304	255,354	676,499

	8,276,297	5,264,037	7,660,164
Expenses
Interest	2,901,617	1,761,670	2,001,049
Depreciation and amortization	3,282,051	1,851,874	2,855,530
Taxes and insurance	853,679	517,461	873,409
Repairs and maintenance	1,220,868	673,540	1,100,052
Operating expenses	2,931,453	1,691,039	2,365,720
Other expenses	339,010	252,874	235,903

	11,528,678	6,748,458	9,431,663

NET LOSS	$(3,252,381)	$(1,484,421)	$(1,771,499)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(2,028,092)	$(866,298)	$(1,067,071)

Net loss allocated to other partners	$(1,224,289)	$(618,123)	$(704,428)

*                 Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$2,254,040
Interest and other	34,864

2,288,904
Expenses
Interest	655,119
Depreciation and amortization	519,351
Taxes and insurance	283,720
Repairs and maintenance	323,400
Operating expenses	765,153
Other expenses	133,661

2,680,404

NET LOSS	$(391,500)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(385,946)

Net loss allocated to other partners	$(5,554)

*                 Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note A.

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

NOTE D - NOTES RECEIVABLE

Notes receivable at March 31, 2005 and 2004 consist of advance installments $4,919,220 and $8,182,738, respectively, of capital contributions to operating limited partnerships.  The notes are comprised of noninterest bearing and interest bearing notes with rates ranging from prime to prime + 1%.  Prime was 5.75% and 4.00% as of March 31, 2005 and 2004, respectively.  These notes will be applied against future payments of capital contributions or paid upon demand.  The carrying value of the notes receivable at March 31, 2005 and 2004 approximates fair value.  The notes at March 31, 2005 and 2004 by series are as follows:

	2005	2004

Series 20	$—	$—
Series 21	457,639	457,639
Series 22	450,981	450,981
Series 23	—	—
Series 24	155,478	155,478
Series 25	—	—
Series 26	135,822	135,822
Series 27	—	—
Series 28	350,913	605,000
Series 29	20,935	20,935
Series 30	51,842	273,842
Series 31	641,362	655,675
Series 32	129,908	536,581
Series 33	58,877	74,696
Series 34	3,547	3,547
Series 35	322,784	322,784
Series 36	322,784	322,784
Series 37	122,562	155,490
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	50,000
Series 42	591,011	1,065,305
Series 43	1,102,775	1,317,945
Series 44	—	747,691
Series 45	—	830,543
Series 46	—	—

	$4,919,220	$8,182,738

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(79,815,141)	$(3,083,177)	$(976,644)

Operating limited partnership rents received in advance	346,045	16,299	38

Partnership fund management fee	4,434,551	(750,180)	200,840

Other	3,935,268	(443,617)	397,765

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(4,471,072)	(335,266)	(1,236,295)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(7,876,753)	213,469	(223,400)

Impairment loss not recognized for tax purposes	36,127,368	1,627,527	322,225

Difference due to fiscal year for book purposes and calendar year for tax purposes	(325,032)	(261,694)	(1,114)

Income (loss) for tax return purposes, December 31, 2004	$(47,644,766)	$(3,016,639)	$(1,516,585)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(4,469,581)	$(5,725,483)	$(2,435,902)

Operating limited partnership rents received in advance	(17,517)	1,159	8,817

Partnership fund management fee	209,592	240,264	225,840

Other	263,990	258,882	185,895

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(469,201)	(21,337)	(200,485)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(176,849)	(329,489)	(127,250)

Impairment loss not recognized for tax purposes	3,307,138	4,045,618	1,461,411

Difference due to fiscal year for book purposes and calendar year for tax purposes	755	13,164	15,604

Income (loss) for tax return purposes, December 31, 2004	$(1,351,673)	$(1,517,222)	$(866,070)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$(2,599,663)	$(5,623,588)	$(2,241,006)

Operating limited partnership rents received in advance	15,536	4,879	8,341

Partnership fund management fee	272,676	335,754	215,204

Other	(550,420)	52,119	30,210

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(324,649)	(189,760)	(178,124)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(190,353)	(496,202)	(513,249)

Impairment loss not recognized for tax purposes	1,884,342	3,887,714	1,329,625

Difference due to fiscal year for book purposes and calendar year for tax purposes	(99,792)	54,727	(91,320)

Income (loss) for tax return purposes, December 31, 2004	$(1,592,323)	$(1,974,357)	$(1,440,319)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(4,547,831)	$(5,923,465)	$(3,119,175)

Operating limited partnership rents received in advance	7,877	33,539	2,024

Partnership fund management fee	—	287,980	220,920

Other	201,506	2,899,837	66,086

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(1,063,313)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(288,923)	(252,550)	(199,783)

Impairment loss not recognized for tax purposes	2,671,850	1,835,208	1,535,995

Difference due to fiscal year for book purposes and calendar year for tax purposes	44,379	57,773	18,352

Income (loss) for tax return purposes, December 31, 2004	$(1,911,142)	$(2,124,991)	$(1,475,581)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(5,478,385)	$(5,505,848)	$(1,899,660)

Operating limited partnership rents received in advance	39,063	14,905	(7,309)

Partnership fund management fee	—	331,572	173,964

Other	(103,697)	(107,569)	(57,417)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(43,274)	(85,631)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(507,201)	(174,308)	(165,601)

Impairment loss not recognized for tax purposes	3,207,446	3,092,662	777,932

Difference due to fiscal year for book purposes and calendar year for tax purposes	65,406	17,853	13,593

Income (loss) for tax return purposes, December 31, 2004	$(2,820,642)	$(2,416,364)	$(1,164,498)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(4,711,184)	$(2,444,443)	$(1,389,889)

Operating limited partnership rents received in advance	21,691	229	12,340

Partnership fund management fee	293,196	208,060	160,596

Other	171,164	35,885	375,439

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	(180,859)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(278,436)	(299,493)	(291,313)

Impairment loss not recognized for tax purposes	2,354,965	890,742	420,059

Difference due to fiscal year for book purposes and calendar year for tax purposes	15,675	8,434	(8,140)

Income (loss) for tax return purposes, December 31, 2004	$(2,132,929)	$(1,600,586)	$(901,767)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(1,596,304)	$(1,546,835)	$(1,315,746)

Operating limited partnership rents received in advance	84,698	25,145	42,236

Partnership fund management fee	204,865	164,400	136,800

Other	(702,242)	64,288	5,130

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(226,076)	(282,996)	(213,894)

Impairment loss not recognized for tax purposes	606,030	398,536	205,047

Difference due to fiscal year for book purposes and calendar year for tax purposes	(4,009)	(28,128)	(9,755)

Income (loss) for tax return purposes, December 31, 2004	$(1,633,038)	$(1,205,590)	$(1,150,182)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(1,528,930)	$(4,583,407)	$(1,521,554)

Operating limited partnership rents received in advance	(679)	29,517	1,858

Partnership fund management fee	200,004	259,360	259,122

Other	(163,162)	1,270,532	(299,168)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(142,878)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(259,440)	(534,124)	(318,175)

Impairment loss not recognized for tax purposes	265,296	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(34,882)	(29,419)	39,146

Income (loss) for tax return purposes, December 31, 2004	$(1,521,793)	$(3,730,419)	$(1,838,771)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$(2,493,942)	$(1,113,681)	$(1,314,735)

Operating limited partnership rents received in advance	193	(366)	1,532

Partnership fund management fee	300,950	211,548	—

Other	116,474	(492,728)	469,607

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(794,532)	(118,634)	(294,120)

Impairment loss not recognized for tax purposes	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(7,942)	(39,910)	(54,717)

Income (loss) for tax return purposes, December 31, 2004	$(2,878,799)	$(1,553,771)	$(1,192,433)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(625,083)

Operating limited partnership rents received in advance	—

Partnership fund management fee	71,224

Other	(9,521)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(533,831)

Impairment loss not recognized for tax purposes	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(19,071)

Income (loss) for tax return purposes, December 31, 2004	$(1,116,282)

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

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2004	$369,246,704	$6,048,126	$2,016,030

Operating limited partnerships acquired during the three month period ended March 31, 2005	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	16,452,989	1,042,436	8,952,023

Impairment loss in investment in operating limited partnerships	(44,529,081)	(2,042,276)	(638,087)

Historic tax credits - cumulative	978,267	570,617	—

Less share of loss - three months ended March 31, 2005	(2,775,473)	(404,710)	(651,466)

Other	31,974,778	(1,222,047)	(8,882,412)

Investments in operating limited partnerships - as reported	$371,348,184	$3,992,146	$796,088

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2004	$5,185,005	$10,377,532	$6,136,311

Operating limited partnerships acquired during the three month period ended March 31, 2005	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	965,290	48,568	403,987

Impairment loss in investment in operating limited partnerships	(4,054,802)	(4,816,490)	(1,517,063)

Historic tax credits - cumulative	223,537	—	—

Less share of loss - three months ended March 31, 2005	(259,228)	(179,850)	(95,695)

Other	1,716,382	3,379,160	736,333

Investments in operating limited partnerships - as reported	$3,776,184	$8,808,920	$5,663,873

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2004	$11,110,555	$16,444,848	$6,844,685

Operating limited partnerships acquired during the three month period ended March 31, 2005	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,523,998	594,531	898,270

Impairment loss in investment in operating limited partnerships	(2,299,115)	(4,040,651)	(1,460,060)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2005	(335,542)	(123,194)	(205,532)

Other	1,624,626	4,172,041	5,923,672

Investments in operating limited partnerships - as reported	$11,624,522	$17,047,575	$12,001,035

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2004	$20,887,048	$17,504,990	$11,995,557

Operating limited partnerships acquired during the three month period ended March 31, 2005	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	1,063,313	—

Impairment loss in investment in operating limited partnerships	(2,671,850)	(3,443,287)	(1,746,412)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2005	(129,668)	(265,241)	—

Other	1,380,391	(962,857)	2,226,600

Investments in operating limited partnerships - as reported	$19,465,921	$13,896,918	$12,475,745

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2004	$18,309,934	$25,100,917	$14,523,105

Operating limited partnerships acquired during the three month period ended March 31, 2005	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	83,969	402,118	—

Impairment loss in investment in operating limited partnerships	(4,417,847)	(4,247,951)	(1,933,222)

Historic tax credits - cumulative	—	184,113	—

Less share of loss - three months ended March 31, 2005	(125,347)	—	—

Other	3,633,778	1,401,438	1,480,428

Investments in operating limited partnerships - as reported	$17,484,487	$22,840,635	$14,070,311

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2004	$16,775,666	$15,257,560	$9,625,082

Operating limited partnerships acquired during the three month period ended March 31, 2005	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	328,530

Impairment loss in investment in operating limited partnerships	(2,414,258)	(890,742)	(420,059)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2005	—	—	—

Other	1,882,982	2,175,790	864,489

Investments in operating limited partnerships - as reported	$16,244,390	$16,542,608	$10,398,042

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2004	$13,344,395	$13,454,587	$11,822,622

Operating limited partnerships acquired during the three month period ended March 31, 2005	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	(606,030)	(398,536)	(205,047)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2005	—	—	—

Other	1,130,664	1,221,785	835,597

Investments in operating limited partnerships - as reported	$13,869,029	$14,277,836	$12,453,172

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2004	$14,928,837	$13,226,461	$15,283,160

Operating limited partnerships acquired during the three month period ended March 31, 2005	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	145,956	—

Impairment loss in investment in operating limited partnerships	(265,296)	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2005	—	—	—

Other	1,398,499	582,519	1,129,558

Investments in operating limited partnerships - as reported	$16,062,040	$13,954,936	$16,412,718

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2004	$21,314,971	$12,933,378	$22,520,535

Operating limited partnerships acquired during the three month period ended March 31, 2005	—	—	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2005	—	—	—

Other	535,550	376,896	2,691,946

Investments in operating limited partnerships - as reported	$21,850,521	$13,310,274	$25,212,481

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2004	$16,274,807

Operating limited partnerships acquired during the three month period ended March 31, 2005	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—

Impairment loss in investment in operating limited partnerships	—

Historic tax credits - cumulative	—

Less share of loss - three months ended March 31, 2005	—

Other	540,970

Investments in operating limited partnerships - as reported	$16,815,777

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

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2004 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2003	$6,198,395

Operating limited partnerships acquired during the three month period ended March 31, 2004	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—

Impairment loss in investment in operating limited partnerships	—

Historic tax credits - cumulative	—

Less share of loss - three months ended March 31, 2004	—

Other	4,133,286

Investments in operating limited partnerships - as reported	$10,331,681

NOTE F - INVESTMENTS AVAILABLE-FOR-SALE

At March 31, 2005, the amortized cost and fair value of investments available-for-sale are as follows:

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Tax-exempt municipal bonds	$16,149,794	$—	$(127,119)	$16,022,675

	$16,149,794	$—	$(127,119)	$16,022,675

The amortized cost and fair value of investments available-for-sale by maturity as of March 31, 2005 is shown below:

	Amortized cost	Fair value

Due in one year or less	$11,708,302	$11,616,143
Due in one year through five years	4,441,492	4,406,532

	$16,149,794	$16,022,675

Proceeds from sales and maturities of investments during the year ended March 31, 2005 were $18,101,543, resulting in a realized loss of $461,254, included in interest income.

The tax-exempt coupon rates for the investments held during the year ranged from 1.80% to 7.50%.

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

NOTE G - CASH EQUIVALENTS

On March 31, 2005 and 2004, the fund purchased $9,050,000 and $16,750,000 of bonds and preferred stock under agreements for resale on April 1, 2005 and April 1, 2004, respectively.  Interest is earned at rates ranging from 0.4% to 0.6% per annum.

Cash equivalents of $9,287,170 and $16,256,045 as of March 31, 2005 and 2004, respectively, include tax-exempt sweep accounts and money market accounts with interest rates ranging from 0.40% to 1.76% per annum.

NOTE H - LINE OF CREDIT

During the year ended March 31, 2004 the partnership had a line of credit with a bank in the amount of $40,000,000, of which $0  was outstanding as of March 31, 2004.  The partnership drew down the line and repaid it within the fiscal year.  The line bore interest at the prime rate (4.00% at March 31, 2004) plus .25%.  Interest was payable monthly.  During the year ended March 31, 2004 $22,544 of interest was incurred and paid.  As of March 31, 2004 interest of $22,544 is included in investments in operating limited partnerships.  The line was guaranteed by Boston Capital Holdings, L.P. and various affiliates.  As of March 31, 2004, the partnership was no longer a party to the line.

NOTE I - CONTINGENCIES

M.R.H., L.P., an operating limited partnership, received a 60-day letter issued by the IRS proposing to reduce the amount of low-income housing tax credits allowable because it asserts that certain fees and other expenditures were not includible in the eligible basis of the property.  The 60-day letter was the result of an IRS audit of the operating limited partnership’s books and records.  As a result of their audit, the IRS has proposed an adjustment that would disallow approximately 18% of past and future tax credits.  The adjustment will also include interest.  The Investment General Partner and its counsel, along with the Operating General Partner and its counsel, filed an appeal on June 30, 2003 which was denied on March 24, 2004.  The Investment General Partner and the Operating General Partner have petitioned the tax court, and are in continued negotiations with the IRS appeals office.  Consequently, the ultimate impact to the fund for this matter cannot be determined and no adjustment has been made in the accompanying financial statements.

The fund has invested in nine operating partnerships in which the general partner of the operating limited partnerships has been found guilty of wire fraud and conspiracy to commit equity skimming in connection with the cost certifications of these properties.  The investment balances in these properties total $4,042,595 and $4,503,994 at March 31, 2005 and  2004, respectively.  The fund has recorded tax credit adjusters totaling $455,575 at March 31, 2005 for what it believes is the impact of this matter.  The tax credit adjuster receivable is expected to be funded from an escrow provided to an affiliate of the fund by the general partner of the operating limited partnerships but there can be no assurance that there will be sufficient funds in the escrow account to satisfy all receivables.  The Internal Revenue Service is in the process of reviewing the revised cost certifications at the operating partnership level.  Consequently, the ultimate impact to the fund for this matter cannot be determined and no additional provision has been made in the accompanying financial statements.

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

San Diego /Fox Hollow LP (Hollywood Palms Apts.) and its Limited Partner, BCP/Fox Hollow LLC (Plaintiff) filed a lawsuit against the former Operating General Partner and its affiliates for breaches of various agreements.  In December of 2004, a judgment was filed in the Superior Court of the State of California (San Diego County) awarding the Plaintiffs the amount of $3,507,426 plus post judgment interest at an annual rate of 10%.  In addition, attorneys fees for the Plaintiff were awarded in the amount of $1,125,000 plus $123,697 in costs.  The Investment General Partner is currently pursuing payment of the aforementioned judgments.

In the first quarter of 2005, six families were temporarily relocated for two weeks from one building as a precaution while repairs were undertaken to stabilize hillside soils due to the movement of a retaining wall.  The retaining wall may not have been constructed properly and an  investigation is ongoing to determine the cause and potential responsible party to cover the costs incurred for the remodel work necessary.  The property continues to operate above breakeven.

NOTE J - QUARTERLY FINANCIAL INFORMATION - UNAUDITED

The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2005

Total revenue	$245,733	$327,847	$307,547	$274,408

Loss from operations	(1,877,719)	(2,424,869)	(2,102,658)	(38,217,288)

Share of losses from operating limited partnerships	(6,411,458)	(6,026,011)	(5,963,455)	(16,667,597)

Net loss	(8,289,177)	(8,450,880)	(8,066,113)	(54,884,885)

Net loss per unit of limited partnership interest	(0.10)	(0.10)	(0.10)	(0.65)

2004

Total revenue	$104,622	$228,235	$414,942	$450,112

Loss from operations	(1,697,226)	(2,199,077)	(2,211,198)	(9,676,622)

Share of losses from operating limited partnerships	(6,002,081)	(5,511,450)	(5,414,083)	(15,152,360)

Net loss	(7,699,307)	(7,710,527)	(7,625,281)	(24,828,982)

Net loss per unit of limited partnership interest	(0.09)	(0.09)	(0.09)	(0.29)

2003

Total revenue	$259,474	$142,336	$294,586	$414,838

Loss from operations	(1,453,307)	(1,923,525)	(1,698,902)	(2,446,996)

Share of losses from operating limited partnerships	(5,771,092)	(6,486,339)	(6,148,954)	(8,433,889)

Net loss	(7,224,399)	(8,409,864)	(7,847,856)	(10,880,885)

Net loss per unit of limited partnership interest	(0.09)	(0.11)	(0.10)	(0.14)

Exhibit 13

Boston Capital Tax Credit Fund IV LP - Series 20
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005

(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
2730 LAFFERTY ST	4,844,567	435,550	3,717,895	4,299,746	435,550	8,017,641	8,453,191	3,714,022	09/95	06/94	5-27.5
ASHBURY APTS	1,229,655	148,007	2,158,237	165,618	148,007	2,323,855	2,471,862	803,693	06/94	04/94	5-27.5
BENNETS PT	1,318,108	71,749	1,557,622	23,380	71,749	1,581,002	1,652,751	644,647	08/94	03/94	5-27.5
BRADLEY ELDERLY	784,306	4,000	986,204	(5,353)	4,000	980,851	984,851	369,815	03/95	08/94	5-27.5
BREEZE COVE	1,800,215	128,751	5,333,835	39,265	128,751	5,373,100	5,501,851	2,242,822	10/94	05/94	5-27.5
CASCADES COMMONS	22,945,147	5,131,293	2,743,532	23,885,534	3,375,809	26,629,066	30,004,875	8,347,971	10/95	06/94	5-27.5
CLARKESVILLE ESTATES	678,988	28,550	838,235	36,891	28,550	875,126	903,676	414,941	09/94	06/94	5-27.5
COLLEGE GREEN	3,676,802	225,000	6,813,536	71,497	225,000	6,885,033	7,110,033	2,581,739	08/95	03/95	5-27.5
CONCORDIA HOUSING	1,440,585	0	1,997,510	2,493	0	2,000,003	2,000,003	544,366	07/95	08/94	10-40
COUSHATTA SR II	698,296	25,700	904,920	2,640	25,700	907,560	933,260	251,243	03/94	05/94	5-27.5
CYNTHIANA HOUSING	700,217	32,117	1,016,135	678,695	32,117	1,694,830	1,726,947	687,853	04/95	10/94	5-27.5
EAST DOUGLAS	2,009,055	23,913	2,593,259	1,464,185	23,913	4,057,444	4,081,357	1,359,364	12/95	07/94	5-27.5
EDISON LANE	708,037	6,900	951,249	845	6,900	952,094	958,994	341,512	10/95	09/94	5-27.5
EVERGREEN HILLS	2,687,190	157,537	4,337,312	574,887	157,537	4,912,199	5,069,736	2,155,083	01/95	08/94	5-27.5
FAIR OAKS	1,392,505	123,600	1,767,207	1,919	125,000	1,769,126	1,894,126	659,903	05/95	07/94	5-27.5
FLORAL ACRES	1,014,613	148,672	1,187,134	28,441	148,672	1,215,575	1,364,247	309,076	08/94	05/94	5-27.5
FOREST GLEN	1,308,117	84,800	1,663,592	30,607	84,800	1,694,199	1,778,999	659,253	02/95	07/94	5-27.5
FRANKLINTON ELDERLY	1,661,730	64,300	2,074,319	17,010	64,300	2,091,329	2,155,629	540,685	10/94	04/94	5-50
GOLDENROD LTD	7,135,683	800,000	13,425,210	144,172	770,000	13,569,382	14,339,382	4,998,261	06/95	04/94	5-27.5
HARRISONBURG	672,861	10,160	877,026	0	10,160	877,026	887,186	251,583	01/94	05/94	7-40
NORTHFIELD	2,749,768	192,208	4,326,388	2,235,456	193,208	6,561,844	6,755,052	2,402,545	05/95	06/94	5-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
PARKSIDE HOUSING	626,322	80,000	943,917	51,750	80,000	995,667	1,075,667	404,771	01/94	12/94	5-27.5
SHADY LANE	922,329	60,000	1,157,181	174,280	60,000	1,331,461	1,391,461	355,273	10/93	05/94	5-27.5
VIRGINIA AVENUE	1,215,057	121,238	3,510,339	10,060	121,238	3,520,399	3,641,637	1,363,974	10/94	10/94	5-27.5

	64,220,153	8,104,045	66,881,794	33,934,018	6,320,961	100,815,812	107,136,773	36,404,395

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 20

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/94		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	47,152,331
Improvements, etc	0
Other	0
		$47,152,331
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$47,152,331
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	6,999,847
Improvements, etc	50,521,023
Other	0
		$57,520,870
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$104,673,201
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	718,412
Other	0
		$718,412
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$105,391,613

Balance at close of period - 3/31/97		$105,391,613
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	286,982
Other	0
		$286,982
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$105,678,595
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	152,834
Other	0
		$152,834
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$105,831,429
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	55,995
Other	0
		$55,995
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$105,887,424

Balance at close of period - 3/31/00		$105,887,424
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,819
Other	0
		$90,819
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$105,978,243
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	124,625
Other	0
		$124,625
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$106,102,868
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	277,236
Other	0
		$277,236
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$106,380,104

Balance at close of period - 3/31/03		$106,380,104
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	112,540
Other	0
		$112,540
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$106,492,644
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	644,129
Other	0
		$644,129
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$107,136,773

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/94		$0
Current year expense	$509,226
Balance at close of period - 3/31/95		$509,226
Current year expense	$2,750,192
Balance at close of period - 3/31/96		$3,259,418
Current year expense	$3,936,515
Balance at close of period - 3/31/97		$7,195,933
Current year expense	$3,837,060
Balance at close of period - 3/31/98		$11,032,933
Current year expense	$3,805,824
Balance at close of period - 3/31/99		$14,838,817
Current year expense	$3,729,052
Balance at close of period - 3/31/99		$18,567,869
Current year expense	$3,774,641
Balance at close of period - 3/31/01		$22,342,510
Current year expense	$3,752,932
Balance at close of period - 3/31/02		$26,095.442
Current year expense	$3,598,241
Balance at close of period - 3/31/03		$29,693,683
Current year expense	$3,509,864
Balance at close of period - 3/31/04		$33,203,547
Current year expense	$3,200,848
Balance at close of period - 3/31/05		$36,404,395

Boston Capital Tax Credit Fund II Limited Partnership - Series 21
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ATLANTIC CITY	5,175,000	100,000	8,334,766	(8,334,766)	0	0	0	0	10/95	09/94	5-27.5
BLACK RIVER RUN	1,139,142	15,000	2,171,360	20,773	15,000	2,192,133	2,207,133	630,816	12/94	10/94	5-27.5
CAMPTON HOUSING	999,670	74,511	1,256,245	63,241	74,511	1,319,486	1,393,997	369,739	10/94	08/94	5-40
CATTARAGUS MANOR	1,072,594	56,630	1,238,241	131,606	58,230	1,369,847	1,428,077	374,956	04/95	08/94	5-27.5
CENTRUM FAIRFAX	5,577,160	1,160,250	7,247,614	(142,692)	1,160,250	7,104,922	8,265,172	1,660,319	09/95	11/94	5-30
CENTRUM FREDERICK	4,625,481	1,380,000	6,922,259	(54,668)	1,080,000	6,867,591	7,947,591	1,650,205	09/95	10/94	5-27.5
FORT HALIFAX	1,077,580	120,000	1,324,762	280,993	121,200	1,605,755	1,726,955	515,272	01/95	09/94	5-27.5
HAVELOCK MANOR	1,808,726	120,000	2,194,078	16,121	120,000	2,210,199	2,330,199	617,406	10/95	12/94	5-27.5
HOLLY VILLAGE	702,079	15,270	962,236	9,022	15,270	971,258	986,528	363,922	06/95	08/94	5-27.5
LIVE OAK VILLAGE	748,646	63,210	899,606	29,036	63,210	928,642	991,852	241,077	07/95	10/94	6-40
LOOKOUT RIDGE	584,279	62,000	1,639,096	0	62,000	1,639,096	1,701,096	596,030	12/94	12/94	5-27.5
PINEDALE II	1,277,977	27,906	2,876,158	8,568	12,906	2,884,726	2,897,632	812,720	12/94	10/94	5-27.5
PUMPHOUSE CROSSING	1,163,004	10,000	2,431,087	17,320	10,000	2,448,407	2,458,407	706,399	12/94	10/94	5-27.5
TOWERVIEW	1,105,292	46,629	1,571,026	89,090	46,629	1,660,116	1,706,745	444,288	05/95	11/94	5-27.5

	27,056,630	3,251,406	41,068,534	(7,866,356)	2,839,206	33,202,178	36,041,384	8,983,149

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 21

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/94		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,011,014
Improvements, etc	0
Other	0
		$14,011,014
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$14,011,014
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	31,821,601
Improvements, etc	693,221
Other	0
		$32,514,822
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$46,525,836
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	102,815
Other	0
		$102,815
Deductions during period:
Cost of real estate sold	$(1,512,675)
Other	(193,671)
		$(1,706,346)
Balance at close of period - 3/31/97		$44,922,305

Balance at close of period - 3/31/97		$44,922,305
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	108,749
Other	0
		$108,749
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$45,031,054
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	77,404
Other	0
		$77,404
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$45,108,458
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	135,007
Other	0
		$135,007
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$45,243,465

Balance at close of period - 3/31/00		$45,243,465
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	38,153
Other	0
		$38,153
Deductions during period:
Cost of real estate sold	$0
Other	0
		$
Balance at close of period - 3/31/01		$45,281,618
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	46,621
Other	0
		$46,621
Deductions during period:
Cost of real estate sold	$0
Other	(9,396,711)
		$(9,396,711)
Balance at close of period - 3/31/02		$35,931,528
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	49,741
Other	0
		$49,741
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$35,981,269

Balance at close of period - 3/31/03		$35,981,269
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	60,060
Other	0
		$60,060
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$36,041,329
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	55
Other	0
		$55
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$36,041,384

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/94		$0
Current year expense	$117,569
Balance at close of period - 3/31/95		$117,569
Current year expense	$790,213
Balance at close of period - 3/31/96		$907,782
Current year expense	$1,104,203
Balance at close of period - 3/31/97		$2,011,985
Current year expense	$1,204,163
Balance at close of period - 3/31/98		$3,216,148
Current year expense	$1,204,255
Balance at close of period - 3/31/99		$4,420,403
Current year expense	$1,205,452
Balance at close of period - 3/31/00		$5,625,855
Current year expense	$1,193,549
Balance at close of period - 3/31/01		$6,819,404
Current year expense	$(503,421)
Balance at close of period - 3/31/02		$6,315,983
Current year expense	$899,792
Balance at close of period - 3/31/03		$7,215,775
Current year expense	$891,369
Balance at close of period - 3/31/04		$8,107,144
Current year expense	$876,005
Balance at close of period - 3/31/05		$8,983,149

Boston Capital Tax Credit Fund IV Limited Partnership - Series 22
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ALBAMARLE VILLAGE	1,413,735	91,280	1,720,443	23,286	91,280	1,743,729	1,835,009	708,064	09/94	09/94	5-27.5
BAYOU CROSSING	8,530,658	867,209	16,061,472	74,388	857,500	16,135,860	16,993,360	4,030,324	01/96	11/94	12-39
BELLWOOD LP	1,226,469	64,715	1,505,852	91,733	64,715	1,597,585	1,662,300	411,561	07/95	09/95	5-27.5
BIRCH RIDGE	2,800,000	178,000	0	5,689,786	178,000	5,689,786	5,867,786	1,380,267	03/96	01/95	5-40
BLACK RIVER RUN	1,139,142	15,000	2,171,360	20,773	15,000	2,192,133	2,207,133	630,816	12/94	04/95	5-27.5
CLARENDON COURT	1,425,453	41,930	1,799,906	4,553	41,930	1,804,459	1,846,389	672,055	04/95	10/94	7-27.5
COBBLESTONE	1,390,945	79,567	1,679,627	7,902	79,567	1,687,529	1,767,096	684,410	05/94	01/95	5-27.5
CONCORDIA II	1,470,622	169,820	1,854,563	4,213	179,040	1,858,776	2,037,816	522,109	11/95	01/95	10-40
CONCORDIA III	1,457,518	0	0	1,905,932	172,090	1,905,932	2,078,022	517,517	12/95	02/95	10-40
CRYSTAL CITY FESTUS	1,299,539	120,732	3,137,651	58,825	120,732	3,196,476	3,317,208	1,143,821	11/95	01/95	5-27.5
DRAKES BRANCH	1,244,705	75,473	1,511,490	(49,106)	75,473	1,462,384	1,537,857	556,307	06/95	01/95	5-27.5
EDMOND PROP	3,663,803	160,000	0	7,037,006	160,000	7,037,006	7,197,006	1,882,435	03/96	11/94	5-27.5
ELKS TOWER	793,771	10,000	1,344,357	304,288	10,000	1,648,645	1,658,645	431,869	12/96	10/95	27.5
FONDA LP	1,000,540	25,000	1,310,014	73,354	25,000	1,383,368	1,408,368	561,166	10/94	12/94	5-27.5
GOLDENROD	7,135,683	770,000	13,323,746	245,636	770,000	13,569,382	14,339,382	4,998,261	06/95	03/95	7-27.5
KIMBARK 1200	1,939,052	495,120	3,102,192	72,433	495,120	3,174,625	3,669,745	735,007	12/95	09/95	40
LAKE STREET	1,338,799	20,000	1,846,543	84,363	20,000	1,930,906	1,950,906	510,152	09/95	04/95	5-27.5
LAKE CITY	1,267,404	111,455	1,534,442	0	111,455	1,534,442	1,645,897	396,002	08/98	06/98	5-27.5
LOST TREE	1,504,307	85,000	4,510,201	24,859	85,000	4,535,060	4,620,060	1,247,061	06/95	04/95	5-27.5
MARKSVILLE SQUARE	942,360	66,000	250,449	1,004,869	66,000	1,255,318	1,321,318	291,900	01/96	01/95	5-40
PHILADELPHIA HOUSING I	535,560	13,750	757,989	40,787	13,750	798,776	812,526	157,950	08/95	07/95	5-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
PHILADELPHIA HOUSING II	836,812	25,000	1,219,579	44,494	25,000	1,264,073	1,289,073	247,889	08/95	07/95	5-27.5
QUANKEY HILLS	990,905	51,368	1,189,397	6,021	51,368	1,195,418	1,246,786	453,860	03/95	01/95	5-27.5
RICHMOND HARDIN	796,159	55,000	2,143,538	49,920	55,232	2,193,458	2,248,690	849,741	02/95	12/94	5-27.5
ROXBURY VETERANS	715,700	0	0	1,252,740	27,956	1,252,740	1,280,696	305,656	05/97	12/96	5-27.5
SACRAMENTO APTS	427,126	18,000	575,442	0	18,000	575,442	593,442	203,872	09/95	08/95	5-27.5
SALEM LP	922,688	33,093	1,132,389	6,022	33,093	1,138,411	1,171,504	440,096	12/94	01/95	5-27.5
SWEDESBORO HOUSING	1,447,976	168,295	1,814,291	(22,821)	168,295	1,791,470	1,959,765	475,738	06/95	07/95	5-27.5
TROY VILLA	1,746,407	231,605	4,084,841	98,814	231,605	4,183,655	4,415,260	1,599,291	06/95	12/94	5-27.5

	51,403,838	4,042,412	71,581,774	18,155,070	4,242,201	89,736,844	93,979,045	27,045,197

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2004.

There we no carrying costs as of December 31, 2004. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 22

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/94		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,699,758
Improvements, etc	0
Other	0
		$2,699,758
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$2,699,758
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	75,121,060
Improvements, etc	15,793
Other	0
		$75,136,853
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$77,836,611
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	16,438,316
Other	0
		$16,438,316
Deductions during period:
Cost of real estate sold	(3,852,006)
Other	0
		$(3,852,006)
Balance at close of period - 3/31/97		$90,422,921

Balance at close of period - 3/31/97		$90,422,921
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,217,148
Other	0
		$1,217,148
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$91,640,069
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	1,515,875
Improvements, etc	64,662
Other	0
		$1,580,537
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$93,220,606
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	186,728
Other	0
		$186,728
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$93,407,334

Balance at close of period - 3/31/00		$93,407,334
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	5,064
Other	0
		$5,064
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$93,412,398
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	122,651
Other	0
		$122,651
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$93,535,049
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	47,075
Other	0
		$47,075
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$93,582,124

Balance at close of period - 3/31/03		$93,582,124
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	340,272
Other	0
		$340,272
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$93,922,396
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,649
Other	0
		$56,649
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$93,979,045

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/94		$0
Current year expense	$16,389
Balance at close of period - 3/31/95		$16,389
Current year expense	$1,685,278
Balance at close of period - 3/31/96		$1,701,667
Current year expense	$2,638,228
Balance at close of period - 3/31/97		$4,339,895
Current year expense	$2,931,844
Balance at close of period - 3/31/98		$7,271,739
Current year expense	$2,937,708
Balance at close of period - 3/31/99		$10,209,447
Current year expense	$2,916,355
Balance at close of period - 3/31/00		$13,125,802
Current year expense	$2,896,137
Balance at close of period - 3/31/01		$16,021,939
Current year expense	$2,866,482
Balance at close of period - 3/31/02		$18,888,421
Current year expense	$2,767,150
Balance at close of period - 3/31/03		$21,655,571
Current year expense	$2,724,593
Balance at close of period - 3/31/04		$24,380,164
Current year expense	$2,665,033
Balance at close of period - 3/31/05		$27,045,197

Boston Capital Tax Credit Fund II Limited Partnership - Series 23
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BARLEE PROPERTIES	778,189	64,000	1,641,754	8,395	64,000	1,650,149	1,714,149	550,587	11/95	07/95	5-30
BAYOU CROSSING	8,530,658	857,500	16,061,472	74,388	857,500	16,135,860	16,993,360	4,030,324	01/96	02/95	12-39
BIRCH RIDGE	2,800,000	178,000	0	5,689,786	178,000	5,689,786	5,867,786	1,380,267	03/96	01/95	5-40
BRODERICK HOUSING	1,939,086	275,037	4,540,011	93,141	275,037	4,633,152	4,908,189	1,110,123	06/96	08/95	7-27.5
COLONNA REDEVELOPMENT	1,026,250	374,310	3,470,813	19,650	374,310	3,490,463	3,864,773	908,752	05/94	05/95	7-40
CONCORDIA II	1,470,622	169,820	1,854,563	4,213	179,040	1,858,776	2,037,816	522,109	11/95	01/95	10-40
CONCORDIA III	1,457,518	0	0	1,905,932	172,090	1,905,932	2,078,022	517,517	12/95	02/95	7-27.5
CRYSTAL CITY FESTUS	1,299,539	120,732	3,137,651	58,825	120,732	3,196,476	3,317,208	1,143,821	11/95	02/95	5-40
EDMOND PROP	3,663,803	160,000	0	7,037,006	160,000	7,037,006	7,197,006	1,882,435	03/96	11/94	5-40
HALLS FERRY APTS.	1,132,852	5,064	2,984,978	197,648	5,064	3,182,626	3,187,690	786,164	12/95	08/95	5-40
HURLEYVILLE	1,141,085	143,182	1,549,696	35,562	143,182	1,585,258	1,728,440	400,515	12/95	07/95	5-15
ITHACA I APTS.	618,441	37,945	808,775	11,363	37,945	820,138	858,083	228,708	07/95	11/95	7-27.5
KIMBARK 1200	1,939,052	495,120	3,102,192	72,433	495,120	3,174,625	3,669,745	735,007	12/95	09/95	5-40
MATHIS APTS.	892,075	25,819	1,176,999	34,988	25,819	1,211,987	1,237,806	304,359	01/95	01/95	5-40
MID CITY ASSOC	2,699,343	15,058	6,616,466	0	15,058	6,616,466	6,631,524	2,515,867	06/94	09/95	5-27.5
ORANGE GROVE	653,205	43,180	824,814	24,713	43,180	849,527	892,707	219,027	02/95	01/95	5-40
PHILMONT	1,472,965	40,000	1,885,476	59,794	40,000	1,945,270	1,985,270	735,969	05/95	05/95	5-40
SACRAMENTO SRO	2,418,747	0	0	5,399,016	133,000	5,399,016	5,532,016	1,234,542	12/96	09/95	7-39
SOUTH HILLS	1,791,267	131,000	1,261,754	2,640,295	131,000	3,902,049	4,033,049	986,047	02/96	06/95	5-40
ST. PETERS VILLA	1,658,747	425,974	0	3,495,618	425,974	3,495,618	3,921,592	1,233,383	03/96	07/95	5-27.5
VILLAGE WOODS	1,481,758	51,080	3,637,023	349,239	51,080	3,986,262	4,037,342	954,167	12/95	05/95	5-40
WOODLAND PROP	355,140	30,000	593,884	2,722	30,000	596,606	626,606	200,974	06/95	07/95	7-30

	41,220,342	3,642,821	55,148,321	27,214,727	3,957,131	82,363,048	86,320,179	22,580,664

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 23

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/95		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	58,791,142
Improvements, etc	0
Other	0
		$58,791,142
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$58,791,142
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	25,651,522
Improvements, etc	0
Other	0
		$25,651,522
Deductions during period:
Cost of real estate sold	$0
Other	(21,382)
		$(21,382)
Balance at close of period - 3/31/97		$84,421,282
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	874,764
Other	0
		$874,764
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$85,296,046

Balance at close of period - 3/31/98		$85,296,046
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	800,197
Other	0
		$800,197
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$86,096,243
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	62,167
Other	0
		$62,167
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$86,158,410
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	24,036
Other	0
		$24,036
Deductions during period:
Cost of real estate sold	$0
Other	(222,349)
		$(222,349)
Balance at close of period - 3/31/01		$85,960,097

Balance at close of period - 3/31/01		$85,960,097
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	197,306
Other	0
		$197,306
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$86,157,403
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,280
Other	0
		$56,280
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$86,213,683
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	58,691
Other	0
		$58,691
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$86,272,374

Reconciliation of Land, Building & Improvements current year changes

Balance at close of period - 3/31/04		$86,272,374
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	47,805
Other	0
		$47,805
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$86,320,179

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/95		$0
Current year expense	$693,729
Balance at close of period - 3/31/96		$693,729
Current year expense	$2,288,171
Balance at close of period - 3/31/97		$2,981,900
Current year expense	$2,505,105
Balance at close of period - 3/31/98		$5,487,005
Current year expense	$2,518,829
Balance at close of period - 3/31/99		$8,005,834
Current year expense	$2,486,449
Balance at close of period - 3/31/00		$10,492,283
Current year expense	$2,490,673
Balance at close of period - 3/31/01		$12,982,956
Current year expense	$2,454,712
Balance at close of period - 3/31/02		$15,437,668
Current year expense	$2,423,093
Balance at close of period - 3/31/03		$17,860,761
Current year expense	$2,366,172
Balance at close of period - 3/31/04		$20,226,933
Current year expense	$2,353,731
Balance at close of period - 3/31/05		$22,580,664

Boston Capital Tax Credit Fund IV LP-Series 24
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
AUTUMN RIDGE	1,515,491	125,347	0	1,769,308	125,347	1,769,308	1,894,655	544,181	01/97	07/96	5-27.5
BROOKS SUMMIT APTS.	1,098,862	44,000	0	1,460,088	44,000	1,460,088	1,504,088	479,264	11/97	12/95	5-27.5
BROWNSVILLE ASSOC	1,182,598	58,945	1,476,197	(203,628)	58,945	1,272,569	1,331,514	335,981	0.09	09/95	5-40
CENTENARY HOUSING	2,330,000	57,760	3,697,046	95,630	57,760	3,792,676	3,850,436	1,069,138	12/97	05/97	5-27.5
CENTURY EAST IV	596,507	90,000	984,989	35,582	90,000	1,020,571	1,110,571	290,634	08/95	08/95	5-40
CENTURY EAST V	596,507	90,000	982,504	42,085	90,000	1,024,589	1,114,589	288,582	09/95	11/95	5-40
COMMERCE PKWY	1,707,489	242,000	1,579,251	2,773,238	242,000	4,352,489	4,594,489	1,573,433	04/97	09/95	5-27.5
COOLIDGE PINAL	1,112,144	40,000	1,363,991	25,044	40,000	1,389,035	1,429,035	324,164	04/96	04/96	5-27.5
EDENFIELD	1,221,540	10,280	1,709,535	38,267	10,280	1,747,802	1,758,082	602,404	12/96	01/96	28
ELM STREET	1,633,936	183,547	3,715,562	132,425	183,547	3,847,987	4,031,534	831,854	01/96	01/96	5-27.5
JEREMY ASSOC	3,392,623	522,890	6,954,516	682,036	522,890	7,636,552	8,159,442	2,035,447	12/95	06/96	5-40
LAKE I APTS.	581,523	85,000	1,012,730	45,753	85,000	1,058,483	1,143,483	307,491	07/95	08/95	5-40
LAURELWOOD PARK	2,248,689	230,000	5,379,607	9,047	230,000	5,388,654	5,618,654	1,692,512	10/96	02/96	5-27.5
LOS LUNAS	215,000	150,000	2,280,094	(38,848)	150,000	2,241,246	2,391,246	740,090	06/96	08/96	5-27.5
NEW HILLTOP	1,639,513	54,366	2,145,934	6,228	52,591	2,152,162	2,204,753	762,612	11/95	11/95	5-40
NEW MADISON PARK IV	7,111,499	541,624	11,606,586	752,297	541,624	12,358,883	12,900,507	3,907,785	03/97	05/96	5-27.5
NORTH HAMPTON PLACE	716,966	207,550	2,230,062	5,619	0	2,235,681	2,235,681	798,899	03/96	11/95	5-27.5
NORTHFIELD HOUSING	173,380	70,000	446,355	5,522	70,000	451,877	521,877	149,332	09/96	12/96	5-27.5
OVERTON ASSOC	1,208,049	130,000	1,529,213	73,884	130,000	1,603,097	1,733,097	346,861	09/96	06/96	5-40
PAHRUMP VALLEY	1,373,829	63,000	1,757,158	1,198	63,000	1,758,356	1,821,356	582,367	07/96	07/96	7-27.5
STANTON ASSOC	1,193,187	85,971	1,535,425	(198,774)	85,971	1,336,651	1,422,622	348,502	09/95	09/95	5-40

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
SG WYANDOTTE	3,153,436	950,000	0	6,629,680	950,000	6,629,680	7,579,680	2,058,830	02/97	04/96	5-27.5
WOODLAND ASSOCIATES	1,118,260	108,900	1,437,608	108,075	108,900	1,545,683	1,654,583	374,551	09/95	11/95	5-50
ZWOLLE APTS.	844,742	10,000	930,782	188,315	10,000	1,119,097	1,129,097	306,353	04/96	11/95	5-40

	37,965,770	4,151,180	54,755,145	14,438,071	3,941,855	69,193,216	73,135,071	20,751,267

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 24

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/95		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,269,744
Improvements, etc	0
Other	0
		$15,269,744
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$15,269,744
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	44,018,168
Improvements, etc	1,703,291
Other	0
		$45,721,459
Deductions during period:
Cost of real estate sold	$(4,136,393)
Other	(550,346)
		$(4,686,739)
Balance at close of period - 3/31/97		$56,304,464
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,754,806
Improvements, etc	10,437,670
Other	0
		$14,192,476
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$70,496,940

Balance at close of period - 3/31/98		$70,496,940
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	435,029
Other	0
		$435,029
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$70,931,969
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	422,139
Other	0
		$422,139
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$71,354,108
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	83,882
Other	0
		$83,882
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$71,437,990

Balance at close of period - 3/31/01		$71,437,990
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	269,565
Other	0
		$269,565
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$71,707,555
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	301,758
Other	0
		$301,758
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$72,009,313
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	518,114
Other	0
		$518,114
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$72,527,427

Balance at close of period - 3/31/04		$72,527,427
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	607,644
Other	0
		$607,644
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$73,135,071

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/95		$0
Current year expense	$176,661
Balance at close of period - 3/31/96		$176,661
Current year expense	$1,093,319
Balance at close of period - 3/31/97		$1,269,980
Current year expense	$2,321,086
Balance at close of period - 3/31/98		$3,591,066
Current year expense	$2,545,309
Balance at close of period - 3/31/99		$6,136,375
Current year expense	$2,475,802
Balance at close of period - 3/31/00		$8,612,177
Current year expense	$2,442,201
Balance at close of period - 3/31/01		$11,054,378
Current year expense	$2,435,488
Balance at close of period - 3/31/02		$13,489,866
Current year expense	$2,456,369
Balance at close of period - 3/31/03		$15,946,235
Current year expense	$2,424,433
Balance at close of period - 3/31/04		$18,370,668
Current year expense	$2,380,599
Balance at close of period - 3/31/05		$20,751,267

Boston Capital Tax Credit Fund II Limited Partnership - Series 25
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
352 LENOX AVE	645,080	6,250	167,568	1,667,400	6,250	1,834,968	1,841,218	492,710	09/97	10/96	5-27.5
CENTURY EAST II	501,622	70,000	888,314	40,153	70,000	928,467	998,467	253,209	06/96	08/96	5-27.5
DOGWOOD PARK	2,469,845	235,000	0	6,513,485	241,948	6,513,485	6,755,433	2,053,586	10/96	12/95	5-27.5
DUBLIN HOUSING TWO	669,350	15,000	0	816,370	15,000	816,370	831,370	262,869	12/96	09/96	5-27.5
ETHEL HOUSING	801,018	18,600	1,058,460	128,001	18,600	1,186,461	1,205,061	261,793	12/96	06/96	5-27.5
HORSE CAVE	832,338	75,000	1,053,944	5,561	75,000	1,059,505	1,134,505	252,354	11/96	05/96	5-27.5
HURRICANE HILLS	1,205,219	150,000	416,357	3,243,817	248,816	3,660,174	3,908,990	737,183	04/97	09/96	5-27.5
LAURELWOOD PARK	2,248,689	230,000	5,379,607	9,047	230,000	5,388,654	5,618,654	1,692,512	10/96	02/96	5-27.5
MAIN EVERETT	585,712	95,786	1,378,380	4,979	95,786	1,383,359	1,479,145	431,839	06/96	01/97	27.5
MAPLE HILL	948,852	182,000	1,560,386	(27,288)	182,000	1,533,098	1,715,098	293,918	02/98	02/97	5-27.5
MOKEAPOKE	1,203,749	60,000	1,907,937	0	60,000	1,907,937	1,967,937	429,664	04/96	02/96	5-27.5
MRH LP	0	105,726	3,610,331	288,458	105,726	3,898,789	4,004,515	1,256,510	06/96	01/97	5-27.5
NEW MADISON	7,111,499	541,624	11,606,586	752,297	541,624	12,358,883	12,900,507	3,907,785	03/97	05/96	5-27.5
OHIO INVESTORS	1,563,141	31,650	2,354,099	203,798	31,650	2,557,897	2,589,547	928,178	09/95	02/96	5-27.5
OSBORNE HOUSING	404,508	50,667	1,099,730	58,504	50,667	1,158,234	1,208,901	342,765	12/96	06/96	27.5
ROSE SQUARE	383,532	106,942	615,913	21,573	106,942	637,486	744,428	126,671	02/97	10/96	5-27.5
SANDSTONE VILLAGE	1,306,806	96,047	0	2,609,079	96,047	2,609,079	2,705,126	788,112	08/96	11/95	5-27.5
SHANNON HOUSING	1,243,208	34,800	1,466,352	189,484	34,800	1,655,836	1,690,636	373,958	01/97	04/96	40.7
SMITH HOUSE	1,593,025	107,284	5,108,688	322,361	107,284	5,431,049	5,538,333	1,769,569	03/97	04/96	5-275
SG WAYNDOTTE	3,153,436	950,000	1,254,765	5,374,915	950,000	6,629,680	7,579,680	2,058,830	02/97	04/96	5-27.5
SUTTON PLACE	5,780,000	352,500	7,055,577	1,258,052	358,268	8,313,629	8,671,897	3,085,123	10/97	11/96	5-27.5
WEST POINT HOUSING	988,590	75,000	1,188,623	518,342	75,000	1,706,965	1,781,965	384,840	04/96	09/96	40.7

	35,639,219	3,589,876	49,171,617	23,998,388	3,701,408	73,170,005	76,871,413	22,183,978

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 25

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/95		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	331,047
Improvements, etc	0
Other	0
		$331,047
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$331,047
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	43,624,585
Improvements, etc	9,149,104
Other	0
		$52,773,689
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$53,104,736
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,458,443
Improvements, etc	15,277,130
Other	0
		$20,735,573
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$73,840,309

Balance at close of period - 3/31/98		$73,840,309
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	651,749
Other	0
		$651,749
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$74,492,058
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	282,521
Other	0
		$282,521
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$74,774,579
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	572,576
Other	0
		$572,576
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$75,347,155

Balance at close of period - 3/31/01		$75,347,155
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	293,218
Other	0
		$293,218
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$75,640,373
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	238,339
Other	0
		$238,339
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$75,878,712
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	468,282
Other	0
		$468,282
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$76,346,994

Balance at close of period - 3/31/04		$76,346,994
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	524,419
Other	0
		$524,419
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$76,871,413

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/95		$0
Current year expense	$20,636
Balance at close of period - 3/31/96		$20,636
Current year expense	$1,056,849
Balance at close of period - 3/31/97		$1,077,485
Current year expense	$2,388,275
Balance at close of period - 3/31/98		$3,465,760
Current year expense	$2,657,320
Balance at close of period - 3/31/99		$6,123,080
Current year expense	$2,661,938
Balance at close of period - 3/31/00		$8,785,018
Current year expense	$2,765,041
Balance at close of period - 3/31/01		$11,550,059
Current year expense	$2,682,797
Balance at close of period - 3/31/02		$14,232,856
Current year expense	$2,680,709
Balance at close of period - 3/31/03		$16,913,565
Current year expense	$2,663,899
Balance at close of period - 3/31/04		$19,577,464
Current year expense	$2,606,514
Balance at close of period - 3/31/05		$22,183,978

Boston Capital Tax Credit Fund IV LP-Series 26

Schedule III - Real Estate and Accumulated Depreciation

March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Depreciation is computed
200 EAST AVE LP	8,916,766	61,000	7,896,816	2,264,221	61,000	10,161,037	10,222,037	1,607,374	07/00	01/99	12-40
AVA LP	1,260,770	82,757	914,666	648,921	82,757	1,563,587	1,646,344	299,904	04/98	11/97	5-27.5
BEAUREGARD APTS	809,123	70,000	1,640,768	0	70,000	1,640,768	1,710,768	376,240	09/96	08/96	7-40
BECKWOOD MANOR ONE	1,024,134	20,000	1,335,215	2,420	20,000	1,337,635	1,357,635	440,609	10/96	08/96	5-27.5
BRADLEY PHASE I	1,461,545	290,000	3,476,912	4,136	290,000	3,481,048	3,771,048	665,531	12/97	02/97	20-40
BRADLEY PHASE II	834,979	190,000	2,405,548	(73,893)	190,000	2,331,655	2,521,655	449,228	12/97	02/97	20-40
BROOKHAVEN APTS	1,018,718	52,272	1,800,921	0	52,272	1,800,921	1,853,193	386,706	01/97	02/97	7-40
BUTLER APTS	161,004	2,908	314,128	0	2,908	314,128	317,036	65,566	10/96	08/96	40
CALGORY APTS I	593,471	100,000	985,781	29,534	100,000	1,015,315	1,115,315	272,856	12/95	02/96	5-27.5
CALGORY APTS II	597,526	100,000	988,294	34,979	100,000	1,023,273	1,123,273	274,986	12/95	02/96	5-27.5
CALGORY APTS III	589,008	100,000	983,301	38,669	100,000	1,021,970	1,121,970	274,987	12/95	02/96	5-27.5
CAMERON HOUSING	741,764	74,000	1,736,306	0	74,000	1,736,306	1,810,306	408,319	10/96	08/96	40
COUNTRY EDGE	1,004,759	140,000	2,258,924	51,390	140,000	2,310,314	2,450,314	479,117	12/97	07/97	5-27.5
DECRO NORDOFF	1,943,929	555,000	3,240,184	153,391	555,000	3,393,575	3,948,575	865,789	07/97	09/96	5-27.5
EAST PARK II	534,145	35,000	1,120,448	38,268	35,000	1,158,716	1,193,716	299,502	08/96	08/96	5-27.5
EDGEWOOD ESTATES	596,862	27,000	759,092	22,660	27,000	781,752	808,752	185,711	11/96	06/97	7-40
EDGEWOOD PARK	1,500,000	125,000	2,943,474	26,345	125,000	2,969,819	3,094,819	870,667	01/97	05/96	5-27.5
ESCHER STREET	2,164,893	100,000	356,532	6,218,128	100,000	6,574,660	6,674,660	1,624,620	05/98	04/97	5-27.5
GRANDVIEW APTS	1,106,856	180,000	2,198,865	56,168	180,000	2,255,033	2,435,033	560,927	08/96	08/96	5-27.5
GRAYSON MANOR	1,028,947	80,000	1,733,403	(8,114)	80,000	1,725,289	1,805,289	471,420	11/98	03/98	5-27.5
GVA LP	1,134,971	54,946	1,445,428	5,244	54,946	1,450,672	1,505,618	321,269	11/97	04/97	5-27.5
HANOVER TOWERS	4,281,125	580,000	7,092,714	(13,689)	580,000	7,079,025	7,659,025	1,351,297	11/97	02/97	5-27.5
HOLLY HILLS	1,195,927	60,000	1,685,727	0	60,000	1,685,727	1,745,727	343,174	08/97	05/97	5-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Depreciation is computed
JACKSON BOND	5,000,000	536,323	952,071	6,935,980	536,323	7,888,051	8,424,374	1,761,835	12/99	11/98	5-27.5
LAKE IV APTS	611,868	85,000	1,016,090	25,497	85,000	1,041,587	1,126,587	279,918	12/95	02/96	5-27.5
LAKE V APTS	586,571	85,000	1,018,755	32,806	85,000	1,051,561	1,136,561	285,045	12/95	02/96	5-27.5
LIBERTY VILLAGE	1,724,779	43,085	2,165,569	21,378	44,000	2,186,947	2,230,947	659,380	05/97	01/97	5-27.5
LITTLE VALLEY ESTATES	1,133,920	44,000	1,453,331	104,628	44,000	1,557,959	1,601,959	334,445	04/97	01/97	5-27.5
MASON LP	916,401	14,000	1,195,375	62,461	14,000	1,257,836	1,271,836	418,454	01/96	02/96	5-27.5
MAXTON GREEN	949,106	30,500	1,264,803	1,496	30,500	1,266,299	1,296,799	410,343	12/96	09/96	5-27.5
MB APTS	1,064,800	350,000	2,321,961	146,685	350,000	2,468,646	2,818,646	662,516	06/97	03/96	5-27.5
MERIDIAN HOUSING	1,080,057	72,000	1,137,270	436,880	72,000	1,574,150	1,646,150	263,227	05/99	12/98	7-40
MOSBY FOREST	635,206	31,275	1,342,190	43,925	31,275	1,386,115	1,417,390	438,819	10/96	10/96	5-27.5
NEW DEVONSHILRE II	746,446	76,211	904,064	32,858	76,211	936,922	1,013,133	296,549	12/96	01/97	5-27.5
NEW DEVONSHIRE WEST	519,766	31,000	628,776	27,295	31,000	656,071	687,071	204,979	01/97	01/97	5-27.5
POWELL VALLEY	705,102	78,947	2,310,346	10,322	78,947	2,320,668	2,399,615	610,803	12/98	03/98	5-27.5
SG HAZELTINE	1,341,497	464,955	2,934,870	306,620	464,955	3,241,490	3,706,445	995,577	01/97	06/96	5-27.5
SOUTHWIND APTS	826,296	32,000	1,607,903	0	32,000	1,607,903	1,639,903	349,373	12/96	08/96	40
TR BOBB APTS	671,326	75,000	1,530,233	0	75,000	1,530,233	1,605,233	354,585	01/96	08/96	40
TIMMONSVILLE GREEN	1,055,250	41,000	1,427,096	12,085	41,000	1,439,181	1,480,181	455,113	02/97	10/96	5-27.5
TREMONT STATION	1,137,123	35,803	1,633,750	162,295	35,803	1,796,045	1,831,848	389,212	11/96	05/96	5-27.5
THE WILLOWS	785,708	13,000	1,067,939	38,801	13,000	1,106,740	1,119,740	259,412	05/96	05/96	5-27.5
VVA LP	1,140,272	21,861	935,951	571,240	21,861	1,507,191	1,529,052	295,875	10/98	04/97	7-40

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of Construction	Date acquired	Depreciation is computed
WARRENSBURG HEIGHTS	1,095,696	23,370	1,397,872	11,556	23,370	1,409,428	1,432,798	477,407	11/96	12/96	5-27.5
WPVA LP	1,147,910	45,000	929,628	546,701	45,000	1,476,329	1,521,329	304,854	03/98	04/97	5-27.5

	59,376,322	5,309,213	80,489,290	19,030,287	5,310,128	99,519,577	104,829,705	23,403,520

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2004.

There we no carrying costs as of December 31, 2004.  The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 26

Balance at beginning of period - 4/1/96		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	32,787,138
Improvements, etc	0
Other	0
		$32,787,138
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$32,787,138
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	31,051,915
Improvements, etc	7,109,210
Other	0
		$38,161,125
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$70,948,263
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	6,900,360
Improvements, etc	7,109,210
Other	0
		$15,122,103
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$86,070,366

Balance at close of period - 3/31/99		$86,070,366
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,957,816
Improvements, etc	7,497,422
Other	0
		$15,455,238
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$101,525,604
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,480,794
Other	0
		$2,480,794
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$104,006,398
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	101,734
Other	0
		$101,734
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$104,108,132

Balance at close of period - 3/31/02		$104,108,132
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	20,899
Other	0
		$20,899
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$104,129,031
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	496,152
Other	0
		$496,152
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$104,625,183
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	204,522
Other	0
		$204,522
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$104,829,705

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/96		$0
Current year expense	$361,387
Balance at close of period - 3/31/97		$361,387
Current year expense	$1,764,231
Balance at close of period - 3/31/98		$2,125,618
Current year expense	$2,289,241
Balance at close of period - 3/31/99		$4,414,859
Current year expense	$2,753,759
Balance at close of period - 3/31/00		$7,168,618
Current year expense	$3,295,505
Balance at close of period - 3/31/01		$10,464,123
Current year expense	$3,360,613
Balance at close of period - 3/31/02		$13,824,736
Current year expense	$3,241,530
Balance at close of period - 3/31/03		$17,066,266
Current year expense	$3,235,386
Balance at close of period - 3/31/04		$20,301,652
Current year expense	$3,101,868
Balance at close of period - 3/31/05		$23,403,520

Boston Capital Tax Credit Fund IV LP - Series 27
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
AHAB PROJ #1	473,602	2,850	1,253,094	8,325	2,850	1,261,419	1,264,269	260,117	11/97	06/97	5-27.5
ANGELOU COURT	961,359	3	2,685,763	0	3	2,685,763	2,685,766	523,105	08/99	10/97	5-27.5
CASA ROSA	740,981	0	2,487,701	713,866	0	3,201,567	3,201,567	732,387	04/98	09/97	5-27.5
CANISTEO MANOR	887,445	46,553	1,567,499	16,183	46,553	1,583,682	1,630,235	431,110	04/98	04/98	5-27.5
CENTRUM FAIRFAX II	6,270,736	1,054,099	0	7,431,128	1,054,099	7,431,128	8,485,227	1,445,538	06/97	08/96	5-27.5
HARBOR LP	10,699,229	1,250,000	14,491,429	155,166	1,250,000	14,646,595	15,896,595	2,790,902	11/97	02/97	5-40
HARRISSONVILLE	1,190,670	102,637	3,021,382	1,305	102,637	3,022,687	3,125,324	931,357	12/96	01/98	5-27.5
HOLLY HEIGHTS	484,326	31,914	0	1,780,662	31,914	1,780,662	1,812,576	317,730	08/98	04/97	5-27.5
KIEHL PARTNERS	9,200,000	747,825	13,193,825	242,606	747,825	13,436,431	14,184,256	3,182,109	06/99	11/99	5-27.5
LAKE APTS II	581,866	80,000	930,841	43,823	80,000	974,664	1,054,664	244,879	12/95	01/97	5-27.5
MAGNOLIA PLACE LP	850,506	150,000	0	1,596,432	160,500	1,596,432	1,756,932	339,395	01/98	11/97	5-27.5
NORTHROCK HOUSING	2,432,594	250,478	1,356,518	3,304,851	250,478	4,661,369	4,911,847	596,663	05/00	05/99	10-40
PEAR VILLAGE	483,698	50,000	512,155	545,102	50,000	1,057,257	1,107,257	303,888	02/97	08/96	5-27.5
RANDOLPH VILLAGE	5,525,048	1,168,500	0	9,252,092	1,168,500	9,252,092	10,420,592	1,874,661	08/97	09/96	5-27.5
SUNDAY SUN	825,583	156,600	1,638,376	0	156,600	1,638,376	1,794,976	500,810	12/96	10/96	5-27.5
WAYNE HOUSING	8,788,784	1,200,000	0	13,350,231	903,435	13,350,231	14,253,666	2,444,343	04/98	11/96	5-27.5

	50,396,427	6,291,459	43,138,583	38,441,772	6,005,394	81,580,355	87,585,749	16,918,994

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 27

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/96		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,779,730
Improvements, etc	0
Other	0
		$5,779,730
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$5,779,730
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	20,677,829
Other	17,177,150
		$37,854,979
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$43,634,709
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,738,071
Improvements, etc	17,179,919
Other	0
		$21,917,990
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$65,552,699

Balance at close of period - 3/31/99		$65,552,699
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,548,646
Improvements, etc	2,444,640
Other	0
		$17,993,286
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$83,545,985
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	3,502,518
Other	0
		$3,502,518
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$87,048,503
Additions during period:
Acquisitions through foreclosure	$
Other acquisitions
Improvements, etc	27,925
Other
		$27,925
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$87,076,428

Balance at close of period - 3/31/02		$87,076,428
Additions during period:
Acquisitions through foreclosure	$
Other acquisitions
Improvements, etc	292,612
Other
		$292,612
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$87,369,040
Additions during period:
Acquisitions through foreclosure	$
Other acquisitions
Improvements, etc	58,825
Other
		$58,825
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$87,427,865
Additions during period:
Acquisitions through foreclosure	$
Other acquisitions
Improvements, etc	157,884
Other
		$157,884
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$87,585,749

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/96		$0
Current year expense	$10,734
Balance at close of period - 3/31/97		$10,734
Current year expense	$594,951
Balance at close of period - 3/31/98		$605,685
Current year expense	$1,573,377
Balance at close of period - 3/31/99		$2,179,062
Current year expense	$2,071,362
Balance at close of period - 3/31/00		$4,250,424
Current year expense	$2,690,062
Balance at close of period - 3/31/01		$6,940,486
Current year expense	$2,499,683
Balance at close of period - 3/31/02		$9,440,169
Current year expense	$2,497,526
Balance at close of period - 3/31/03		$11,937,695
Current year expense	$2,494,942
Balance at close of period - 3/31/04		$14,432,637
Current year expense	$2,486,357
Balance at close of period - 3/31/05		$16,918,994

Boston Capital Tax Credit Fund IV LP- Series 28
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
1374 BOSTON POST ROAD	416,737	100,000	1,086,670	69,441	100,000	1,156,111	1,256,111	338,301	06/97	02/97	5-27.5
ASHBERRY MANOR	631,416	100,500	1,192,737	0	100,500	1,192,737	1,293,237	246,738	03/97	02/97	5-27.5
ATHENS PARTNERS	1,167,412	327,639	2,978,391	2,256,828	342,639	5,235,219	5,577,858	1,256,901	6/99	10/98	5-27.5
BIENVILLE, L.P.	949,722	20,300	1,194,688	45,729	20,300	1,240,417	1,260,717	261,859	02/97	02/97	7-40
BLANCHARD APTS	899,325	20,000	807,233	353,314	46,728	1,160,547	1,207,275	234,703	07/97	07/97	7-40
CHANDLER VILLAGE	895,369	32,000	1,249,842	0	32,000	1,249,842	1,281,842	338,596	07/97	04/97	5-30
COTTONWOOD	725,742	20,000	0	964,795	20,000	964,795	984,795	192,678	07/97	07/97	5-27.5
EVANGELINE APTS	959,920	20,000	1,364,939	0	20,000	1,364,939	1,384,939	301,607	01/98	11/97	7-40
EVERGREEN III	918,997	6,000	1,250,781	14,710	6,000	1,265,491	1,271,491	398,673	04/97	02/97	5-27.5
FAIRWAY II LP	1,002,765	48,000	1,277,751	54,963	48,000	1,332,714	1,380,714	283,388	03/97	12/96	7-40
FORT BEND	3,018,495	538,500	0	7,474,269	538,500	7,474,269	8,012,769	2,045,447	10/99	04/98	12-40
JACKSON PLACE	987,097	74,943	2,095,999	(57,061)	74,943	2,038,938	2,113,881	436,853	10/97	07/97	5-27.5
MAPLEWOOD APTS	894,438	47,125	1,923,321	0	47,125	1,923,321	1,970,446	373,078	08/98	03/98	5-27.5
MILTON SENIOR LP	1,167,648	51,400	2,385,863	56,248	51,400	2,442,111	2,493,511	721,242	06/97	02/97	5-27.5
NEIGHBORHOOD RESTORATION VII	1,838,310	42,825	6,368,910	0	42,825	6,368,910	6,411,735	1,565,610	02/98	02/98	5-27.5
PIN OAK ELDERLY ASSOC.	10,229,288	832,000	7,701,570	7,633,573	2,024,000	15,335,143	17,359,143	3,374,716	01/96	11/97	5-27.5
RANDOLPH VILLAGE	5,225,048	1,168,500	9,187,147	64,945	1,168,500	9,252,092	10,420,592	1,874,661	08/97	12/97	5-27.5
RVKY,LP	1,324,685	65,582	1,315,622	373,066	75,232	1,688,688	1,763,920	354,307	04/98	11/97	5-27.5
SAND LANE MANOR	652,360	104,000	0	1,217,985	104,000	1,217,985	1,321,985	216,275	04/98	08/97	5-27.5
SENIOR SUITES CHICAGO	4,040,569	14,922	0	7,285,090	14,922	7,285,090	7,300,012	1,664,046	12/98	12/97	5-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
SUMNER HOUSE	1,083,696	62,370	3,451,950	30,170	62,370	3,482,120	3,544,490	734,604	07/98	01/98	5-27.5
TERRACEVIEW APTS	578,985	16,900	1,612,988	24,900	16,900	1,637,888	1,654,788	343,189	10/97	07/97	5-27.5
TILGHMAN SQ LP	742,683	60,314	1,108,725	7,461	60,314	1,116,186	1,176,500	313,788	10/97	11/97	5-27.5
WELLSTON VILLAGE	370,407	12,500	412,617	106,366	12,500	518,983	531,483	138,600	08/97	04/97	5-27.5
WEST MEMHIS (CLUBVIEW)	2,870,487	481,388	7,259,784	461,936	481,388	7,721,720	8,203,108	2,530,141	11/96	12/97	5-27.5
YALE VILLAGE	195,641	12,500	238,542	119,139	12,500	357,681	370,181	109,375	07/98	02/98	5-27.5

	43,787,242	4,280,208	57,466,070	28,557,867	5,523,586	86,023,937	91,547,523	20,649,376

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 28

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/96		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	647,230
Improvements, etc	0
Other	0
		$647,230
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$647,230
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	45,106,975
Improvements, etc	0
Other	0
		$45,106,975
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$45,754,205
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,992,073
Improvements, etc	19,183,519
Other	0
		$35,175,592
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$80,929,797

Balance at close of period - 3/31/99		$80,929,797
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,620,933
Improvements, etc	0
Other	0
		$9,620,933
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$90,550,730
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	312,027
Other	0
		$312,027
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$90,862,757
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	182,164
Other	0
		$182,164
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$91,044,921

Balance at close of period - 3/31/02		$91,044,921
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	64,515
Other	0
		$64,515
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$91,109,436
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	253,909
Other	0
		$253,909
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$91,363,345
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	184,178
Other	0
		$184,178
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$91,547,523

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/96		$0
Current year expense	$8,223
Balance at close of period - 3/31/97		$8,223
Current year expense	$1,264,549
Balance at close of period - 3/31/98		$1,272,772
Current year expense	$1,834,970
Balance at close of period - 3/31/99		$3,107,742
Current year expense	$2,674,330
Balance at close of period - 3/31/00		$5,782,072
Current year expense	$3,196,013
Balance at close of period - 3/31/01		$8,978,085
Current year expense	$2,988,638
Balance at close of period - 3/31/02		$11,966,723
Current year expense	$2,889,062
Balance at close of period - 3/31/03		$14,855,785
Current year expense	$2,918,851
Balance at close of period - 3/31/04		$17,774,636
Current year expense	$2,874,740
Balance at close of period - 3/31/05		$20,649,376

Boston Capital Tax Credit Fund II Limited Partnership - Series 29
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BARRINGTON COVE	2,003,357	183,750	6,403,281	12,999	183,700	6,416,280	6,599,980	1,795,214	05/97	04/97	5-39
BRYSON APTS	370,310	10,728	269,886	265,186	10,728	535,072	545,800	136,342	01/98	08/97	5-27.5
COLLINS HOUSING	666,110	22,500	370,580	544,105	22,500	914,685	937,185	225,765	06/98	09/97	5-27.5
DOGWOOD RURAL ASSOC	1,351,740	56,332	1,616,052	478,806	56,332	2,094,858	2,151,190	421,472	05/99	10/98	5-27.5
EDGEWOOD EST	1,937,010	283,199	3,951,368	0	283,199	3,951,368	4,234,567	817,044	09/98	03/98	5-27.5
EMERALD TRACE	1,303,769	43,548	0	2,659,509	43,548	2,659,509	2,703,057	468,502	04/99	08/98	5-27.5
FORREST HILL APTS	2,791,582	191,250	0	0	221,250	0	221,250	0	11/98	07/97	5-27.5
GLENBROOK APTS	489,529	4,606	674,111	19,425	4,606	693,536	698,142	174,369	03/97	12/97	5-27.5
HARBOR POINTE	1,503,965	280,000	5,672,581	132,677	280,000	5,805,258	6,085,258	916,376	10/99	12/97	5-40
JACKSBORO APTS	581,114	31,893	268,583	505,596	31,893	774,179	806,072	202,230	01/98	12/97	5-27.5
JACKSON PARTNERS	5,560,000	300,067	6,039,223	3,767,697	315,352	9,806,920	10,122,272	2,661,133	06/98	12/96	5-27.5
KIEHL PARTNERS	9,200,000	747,825	9,410,576	4,025,855	747,825	13,436,431	14,184,256	3,182,109	06/99	02/98	5-27.5
LOMBARD PARTNERS	945,294	25,000	1,470,259	0	25,000	1,470,259	1,495,259	359,461	07/98	10/98	5-27.5
LUTKIN BAYOU ASSOC	811,931	25,000	878,839	113,378	25,000	992,217	1,017,217	222,217	06/97	11/97	5-27.5
THE LINCOLN HOTEL	806,522	0	1,454,115	113,161	0	1,567,276	1,567,276	373,625	07/97	02/97	5-27.5
NORTHFIELD APTS III	4,525,000	200,613	5,814,532	1,212,362	214,213	7,026,894	7,241,107	2,024,966	02/98	12/96	5-27.5
NORTHWAY DRIVE	1,511,982	280,849	1,480	4,794,044	280,849	4,795,524	5,076,373	882,320	03/98	04/97	5-45
OZARK ASSOC	451,102	13,750	511,269	56,213	13,750	567,482	581,232	125,262	07/97	10/97	5-27.5
PALMETTO PLACE	1,081,414	56,000	0	2,106,692	12,000	2,106,692	2,118,692	354,457	04/99	10/98	5-27.5
POPLARVILLE APTS	389,199	12,000	406,502	48,854	12,000	455,356	467,356	104,555	07/97	10/97	5-27.5
RHOME APTS	493,476	8,313	675,804	19,937	8,313	695,741	704,054	161,091	07/97	12/97	5-27.5
WESTFIELD APTS	782,306	49,748	1,773,153	0	49,748	1,773,153	1,822,901	360,092	08/98	11/97	5-27.5

	39,556,712	2,826,971	47,662,194	20,876,496	2,841,806	68,538,690	71,380,496	15,968,602

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 29

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/97		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	25,053,524
Improvements, etc	0
Other	0
		$25,053,524
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$25,053,524
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	19,483,060
Improvements, etc	16,333,428
Other	0
		$35,816,488
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$60,870,012
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,952,581
Improvements, etc	9,065,633
Other	0
		$15,018,214
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$75,888,226

Balance at close of period - 3/31/00		$75,888,226
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	191,162
Other	0
		$191,162
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$76,079,388
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	180,150
Other	0
		$180,150
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$76,259,538
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	229,921
Other	0
		$229,921
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$76,489,459

Balance at close of period - 3/31/03		$76,489,459
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	160,933
Other	0
		$160,933
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$76,650,392
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	251,267
Other	0
		$251,267
Deductions during period:
Cost of real estate sold	$0
Other	(5,521,163)
		$(5,521,163)
Balance at close of period - 3/31/05		$71,380,496

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/97		$0
Current year expense	$271,480
Balance at close of period - 3/31/98		$271,480
Current year expense	$1,330,842
Balance at close of period - 3/31/99		$1,602,322
Current year expense	$2,247,040
Balance at close of period - 3/31/00		$3,849,362
Current year expense	$2,630,360
Balance at close of period - 3/31/01		$6,479,722
Current year expense	$2,600,798
Balance at close of period - 3/31/02		$9,080,520
Current year expense	$2,610,904
Balance at close of period - 3/31/03		$11,691,424
Current year expense	$2,585,150
Balance at close of period - 3/31/04		$14,276,574
Current year expense	$1,692,028
Balance at close of period - 3/31/05		$15,968,602

Boston Capital Tax Credit Fund IV LP - Series 30
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BELLWOOD FOUR	709,991	45,000	676,598	704,456	45,000	1,381,054	1,426,054	369,911	05/98	09/97	5-27.5
BOWIE APTS	1,066,758	32,714	267,955	1,208,269	32,714	1,476,224	1,508,938	362,651	10/98	08/97	5-27.5
BYAM LP	783,976	185,000	2,261,674	(28,934)	185,000	2,232,740	2,417,740	429,353	02/98	02/97	5-27.5
CVVA LP	1,533,209	60,000	1,250,961	697,493	60,000	1,948,454	2,008,454	481,822	10/99	03/98	5-27.5
EMERALD TRACE II	362,103	20,500	1,322,164	0	20,500	1,322,164	1,342,664	227,819	12/98	07/98	5-27.5
FVA LP	882,772	36,000	668,440	426,716	36,000	1,095,156	1,131,156	187,570	07/99	03/98	5-27.5
GRAHAM APARTMENTS	1,473,589	45,563	366,387	1,497,749	45,563	1,864,136	1,909,699	498,129	09/98	08/97	5-27.5
HILLSIDE TERRACE	1,806,058	369,421	4,812,286	1,661,174	330,000	6,473,460	6,803,460	897,811	07/00	04/99	12/40
JEFFRIES ASSOC	1,449,626	62,000	1,662,694	476,230	62,000	2,138,924	2,200,924	384,446	05/99	10/98	5-27.5
JMC LIMITED LIABILITY	768,371	50,000	0	1,711,748	11,000	1,711,748	1,722,748	312,153	03/98	08/97	5-27.5
KGVA LP	1,852,544	112,000	1,697,834	666,456	112,000	2,364,290	2,476,290	456,925	02/99	03/98	5-27.5
LINDEN PARTERS	935,861	4,848	1,819,922	0	4,848	1,819,922	1,824,770	304,411	06/99	07/98	7-40
MADISON PTRS LP	1,586,010	314,510	788,736	4,666,589	322,023	5,455,325	5,777,348	1,365,004	03/99	11/97	5-27.5
MESA GRANDE	1,941,403	0	4,153,914	31,697	117,000	4,185,611	4,302,611	661,229	12/98	02/98	5-27.5
MILLWOOD	7,971,287	892,181	0	11,506,043	869,681	11,506,043	12,375,724	1,762,616	11/99	12/98	10-40
NOCONA APTS	791,692	15,651	207,520	905,893	15,651	1,113,413	1,129,064	256,909	12/98	08/97	5-27.5
PYRAMID ONE	639,889	100,000	1,445,832	1,125	100,000	1,446,957	1,546,957	307,025	11/99	04/99	5-27.5
SUNRISE HOMES	988,471	0	2,679,914	209,756	134,259	2,889,670	3,023,929	460,568	12/98	02/98	5-27.5
TRINITY LIFE GARDENS	1,198,848	65,575	2,309,061	873,175	60,000	3,182,236	3,242,236	748,292	12/99	04/99	5-27.5
WEST SWANZEY	594,219	94,900	2,010,096	66,141	94,900	2,076,237	2,171,137	427,583	02/98	07/97	5-27.5

	29,336,677	2,505,863	30,401,988	27,281,776	2,658,139	57,683,764	60,341,903	10,902,227

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004. There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 30

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/97		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,362,304
Improvements, etc	0
Other	0
		$7,362,304
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$7,362,304
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,618,602
Improvements, etc	9,868,994
Other	0
		$24,487,596
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$31,849,900
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,102,175
Improvements, etc	16,227,330
Other	0
		$25,329,505
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$57,179,405

Balance at close of period - 3/31/00		$57,179,405
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,489,235
Other	0
		$2,489,235
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$59,668,640
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	536,047
Other	0
		$536,047
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$60,204,687
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	72,476
Other	0
		$72,476
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$60,277,163

Balance at close of period - 3/31/03		$60,277,163
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	7,269
Other	0
		$7,269
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$60,284,432
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	57,471
Other	0
		$57,471
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$60,341,903

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/97		$0
Current year expense	$49,478
Balance at close of period - 3/31/98		$49,478
Current year expense	$463,672
Balance at close of period - 3/31/99		$513,150
Current year expense	$945,532
Balance at close of period - 3/31/00		$1,458,682
Current year expense	$1,631,321
Balance at close of period - 3/31/01		$3,090,003
Current year expense	$2,263,225
Balance at close of period - 3/31/02		$5,353,228
Current year expense	$1,885,175
Balance at close of period - 3/31/03		$7,238,403
Current year expense	$1,853,298
Balance at close of period - 3/31/04		$9,091,701
Current year expense	$1,810,526
Balance at close of period - 3/31/05		$10,902,227

Boston Capital Tax Credit Fund IV LP-Series 31
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Depreciation is computed
BRITTNEY SQUARE	593,344	247,000	1,280,705	0	247,000	1,280,705	1,527,705	216,540	07/98	07/98	5-27.5
CANTON HOUSING I	2,211,076	99,900	2,245,160	695,913	99,900	2,941,073	3,040,973	766,349	07/98	11/97	5-27.5
CANTON HOUSING II	1,119,487	66,920	1,023,746	311,857	66,920	1,335,603	1,402,523	361,178	07/98	11/97	5-27.5
CANTON HOUSING III	831,794	38,205	799,913	262,083	38,205	1,061,996	1,100,201	280,669	07/98	11/97	5-27.5
CANTON HOUSING IV	801,813	40,500	784,923	269,762	40,500	1,054,685	1,095,185	281,647	07/98	11/97	5-27.5
CLEVELAND PTRS	1,537,092	244,500	1,941,969	3,531,349	265,000	5,473,318	5,738,318	1,491,250	06/98	11/97	5-27.5
DOUBLE SPRINGS	365,221	157,000	960,378	505,494	157,000	1,465,872	1,622,872	252,042	03/99	09/98	5-27.5
EAGLE’S RIDGE TERRACE	1,769,971	63,200	508,815	1,918,666	63,200	2,427,481	2,490,681	465,843	05/98	12/97	5-27.5
ELLISVILLE LP	642,974	31,000	723,650	217,992	31,000	941,642	972,642	180,689	06/98	12/97	5-27.5
G.A.V.A. LP	711,705	35,500	616,645	274,109	37,014	890,754	927,768	160,754	02/99	03/98	5-27.5
HATTIESBURG LP	817,926	15,000	979,143	256,771	15,000	1,235,914	1,250,914	231,213	06/98	12/97	5-27.5
HENDERSON TERRACE	507,558	22,000	221,549	478,258	22,000	699,807	721,807	132,914	09/98	11/97	5-27.5
HERITAGE I	878,642	46,000	522,601	830,596	46,014	1,353,197	1,399,211	327,902	05/98	10/97	5-27.5
HURRICANE HILLS	744,793	121,171	3,086,025	12,332	121,171	3,098,357	3,219,528	586,103	08/98	09/97	5-27.5
LAKEVIEW LITTLE ELM	433,120	28,750	255,929	338,481	28,750	594,410	623,160	136,584	01/99	11/97	5-27.5
LEVEL CREEK	12,790,000	1,120,908	0	13,523,350	1,120,908	13,523,350	14,644,258	4,050,560	05/99	05/98	5-27.5
MESQUITE TRAILS	664,894	10,860	240,143	710,517	10,860	950,660	961,520	218,916	11/98	11/97	5-27.5
MONFORT HOUSING	3,536,038	436,143	2,661,689	1,653,660	436,143	4,315,349	4,751,492	839,629	10/98	09/97	5-27.5
N.M.V.A. LP	852,579	44,114	679,817	417,233	44,114	1,097,050	1,141,164	191,340	04/99	03/98	5-27.5
PILOT POINT LP	746,701	65,570	339,377	614,939	65,570	954,316	1,019,886	232,173	02/99	11/97	5-27.5
RIVERBEND APTS	767,085	201,961	0	2,498,041	201,961	2,498,041	2,700,002	435,556	07/98	10/97	5-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
SAN ANGELO BENT TREE	2,586,538	294,023	0	6,601,796	300,841	6,601,796	6,902,637	1,146,417	07/99	12/97	5-27.5
SEAGRAVES APTS	441,315	25,200	537,944	22,391	25,200	560,335	585,535	81,741	05/00	09/00	5-27.5
SENCIT HAMPDEN	2,044,857	307,860	0	5,109,029	307,860	5,109,029	5,416,889	823,300	09/98	10/97	7-40
SILVER CREEK	3,254,501	175,000	0	9,048,768	175,000	9,048,768	9,223,768	1,671,792	08/99	03/98	5-27.5
SUMMERDALE PTRS	3,690,224	420,540	1,386,000	4,969,876	271,620	6,355,876	6,627,496	1,073,248	04/99	12/98	5-27.5
WINDSOR PARK PTRS	7,686,601	248,000	5,105,823	7,748,397	270,461	12,854,220	13,124,681	3,173,663	03/99	11/97	5-27.5

	53,027,849	4,606,825	26,901,945	62,821,659	4,509,212	89,723,604	94,232,816	19,810,012

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 31

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/97		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	20,789,823
Improvements, etc	0
Other	0
		$20,789,823
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$20,789,823
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	10,155,803
Improvements, etc	23,622,080
Other	0
		$33,777,883
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$54,567,706
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	37,773,041
Other	0
		$37,773,041
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$92,340,747

Balance at close of period - 3/31/00		$92,340,747
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	561,718
Improvements, etc	171,433
Other	0
		$733,151
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$93,073,898
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	277,575
Other	0
		$277,575
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$93,351,473
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	173,492
Other	0
		$173,492
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$93,524,965

Balance at close of period - 3/31/03		$93,524,965
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	299,763
Other	0
		$299,763
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$93,824,728
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	408,088
Other	0
		$408,088
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$94,232,816

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/97		$0
Current year expense	$41,619
Balance at close of period - 3/31/98		$41,619
Current year expense	$973,901
Balance at close of period - 3/31/99		$1,015,520
Current year expense	$2,743,105
Balance at close of period - 3/31/00		$3,758,625
Current year expense	$3,363,318
Balance at close of period - 3/31/01		$7,121,943
Current year expense	$3,254,509
Balance at close of period - 3/31/02		$10,376,452
Current year expense	$3,175,143
Balance at close of period - 3/31/03		$13,551,595
Current year expense	$3,175,143
Balance at close of period - 3/31/03		$13,551,595
Current year expense	$3,154,151
Balance at close of period - 3/31/04		$16,705,746
Current year expense	$3,104,266
Balance at close of period - 3/31/05		$19,810,012

Boston Capital Tax Credit Fund IV LP - Series 32
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
200 EAST AVENUE	8,916,766	61,000	7,896,816	2,264,221	61,000	10,161,037	10,222,037	1,607,374	07/00	01/99	12-40
ATHENS PARTNERS	1,167,412	327,639	2,978,391	2,256,828	342,639	5,235,219	5,577,858	1,256,901	06/99	10/98	5/27.5
CHARDONNAY LP	65,023	5,200	586,804	35,691	5,200	622,495	627,695	183,810	01/97	01/98	5-27.5
COGIC VILLAGE	2,320,017	115,000	0	8,719,176	115,000	8,719,176	8,834,176	2,428,566	07/99	04/98	5-27.5
COURTSIDE	872,081	146,529	2,820,490	36,807	146,529	2,857,297	3,003,826	632,118	07/98	06/98	7-40
FFLM ASSOC	7,114,301	1,359,240	12,454,121	112,255	1,359,240	12,566,376	13,925,616	4,872,708	01/95	01/98	5-40
GRANDA ROSE	208,532	5,000	271,347	5,111	5,000	276,458	281,458	38,803	11/01	05/01	5-27.5
INDIANA DEV (CLEAR CREEK)	1,493,505	55,000	3,760,163	(109,376)	55,000	3,650,787	3,705,787	688,007	09/99	07/98	5-27.5
JACKSON BOND	5,000,000	536,323	952,071	6,935,980	536,323	7,888,051	8,424,374	1,761,835	12/99	07/98	5-27.5
KEIST TOWNHOMES	3,516,789	622,558	0	12,156,078	622,558	12,156,078	12,778,636	1,693,371	12/99	11/98	10-40
MARTINSVILLE I	410,334	24,000	0	1,102,604	52,000	1,102,604	1,154,604	186,112	02/00	08/99	5-40
PARKSIDE PLAZA	1,338,507	0	0	4,158,733	0	4,158,733	4,158,733	593,101	05/01	07/99	5-27.5
PECAN MANOR	770,274	60,400	1,961,002	160,953	60,400	2,121,955	2,182,355	367,409	10/98	07/98	5-27.5
PEARL PARTNERS	8,000,000	599,461	2,248,687	9,413,110	615,788	11,661,797	12,277,585	2,660,973	12/99	06/98	5-27.5
PEARLWOOD LP	921,189	162,032	2,099,724	(300,770)	162,032	1,798,954	1,960,986	477,000	05/98	02/98	5-27.5
PINE RIDGE	789,248	88,220	0	2,134,022	94,833	2,134,022	2,228,855	366,296	01/99	07/98	5-27.5
PYRAMID IV LP	877,767	99,500	368,780	3,420,238	99,500	3,789,018	3,888,518	709,229	05/00	05/98	5-27.5

	43,781,745	4,267,102	38,398,396	52,501,661	4,333,042	90,900,057	95,233,099	20,523,613

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 32

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/98		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	30,592,172
Improvements, etc	0
Other	0
		$30,592,172
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$30,592,172
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	11,796,979
Improvements, etc	42,439,868
Other	0
		$54,236,847
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$84,829,019
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,887,087
Other	0
		$4,887,087
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$89,716,106

Balance at close of period - 3/31/01		$89,716,106
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	276,347
Improvements, etc	4,688,499
Other	0
		$4,964,846
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$94,680,952
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	57,677
Other	0
		$57,677
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$94,738,629
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	231,615
Other	0
		$231,615
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$94,970,244

Balance at close of period - 3/31/04		$94,970,244
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	262,855
Other	0
		$262,855
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$95,233,099

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/98		$0
Current year expense	$1,855,693
Balance at close of period - 3/31/99		$1,855,693
Current year expense	$1,533,304
Balance at close of period - 3/31/00		$3,388,997
Current year expense	$3,367,095
Balance at close of period - 3/31/01		$6,756,092
Current year expense	$3,601,011
Balance at close of period - 3/31/02		$10,357,103
Current year expense	$3,433,597
Balance at close of period - 3/31/03		$13,790,700
Current year expense	$3,388,798
Balance at close of period - 3/31/04		$17,179,498
Current year expense	$3,344,115
Balance at close of period - 3/31/05		$20,523,613

Boston Capital Tax Credit Fund IV LP - Series 33
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BRADFORD GROUP	1,035,123	101,388	0	2,695,584	101,388	2,695,584	2,796,972	515,184	09/99	10/98	5-27.5
FFLM ASSOC.	7,114,301	1,359,240	12,454,121	112,255	1,359,240	12,566,376	13,925,616	4,872,708	01/95	01/98	5-40
FOREST PARK	870,404	175,500	0	2,156,764	175,500	2,156,764	2,332,264	382,563	01/99	07/98	5-27.5
HARBOUR POINTE	1,503,965	280,000	5,672,581	132,677	280,000	5,805,258	6,085,258	916,376	10/99	01/99	5-40
KIEST TOWNHOMES	3,516,789	622,558	0	12,156,078	622,558	12,156,078	12,778,636	1,693,371	12/99	08/98	10-40
MERCHANT’S COURT	5,851,397	0	0	13,342,665	1,069,682	13,342,665	14,412,347	2,541,241	12/99	10/98	10-40
NHC #5	2,999,934	387,045	0	6,363,027	387,045	6,363,027	6,750,072	1,755,500	07/99	03/98	5-27.5
NORTHROCK HOUSING	2,432,594	250,478	1,356,518	3,304,851	250,478	4,661,369	4,911,847	596,663	05/00	05/99	10-40
SOUTHAVEN	9,790,000	974,288	1,815,504	10,866,672	999,288	12,682,176	13,681,464	2,942,924	12/99	10/98	5-27.5
STEARNS ASSITED LIVING	435,500	1	0	2,934,502	1	2,934,502	2,934,503	316,458	3/01	12/99	5-27.5

	35,550,007	4,150,498	21,298,724	54,065,075	5,245,180	75,363,799	80,608,979	16,532,988

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 33

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/98		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	17,889,644
Improvements, etc	0
Other	0
		$17,889,644
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$17,889,644
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,559,577
Improvements, etc	37,620,253
Other	0
		$45,179,830
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$63,069,474
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	13,783,067
Other	0
		$13,783,067
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$76,852,541

Balance at close of period - 3/31/01		$76,852,541
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	3,396,126
Other	0
		$3,396,126
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$80,248,667
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	88,428
Other	0
		$88,428
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$80,337,095
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	45,294
Other	0
		$45,294
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$80,382,389

Balance at close of period - 3/31/04		$80,382,389
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	226,590
Other	0
		$226,590
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$80,608,979

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/98		$0
Current year expense	$1,694,284
Balance at close of period - 3/31/99		$1,694,284
Current year expense	$1,033,967
Balance at close of period - 3/31/00		$2,728,251
Current year expense	$2,717,698
Balance at close of period - 3/31/01		$5,445,949
Current year expense	$2,873,929
Balance at close of period - 3/31/02		$8,319,878
Current year expense	$2,781,889
Balance at close of period - 3/31/03		$11,101,767
Current year expense	$2,735,278
Balance at close of period - 3/31/04		$13,837,045
Current year expense	$2,695,943
Balance at close of period - 3/31/05		$16,532,988

Boston Capital Tax Credit Fund IV LP - Series 34
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ABBEY RIDGE	447,706	48,000	2,129,097	0	48,000	2,129,097	2,177,097	310,267	01/00	02/00	5-27.5
ALLISON APTS	810,057	208,000	0	1,733,194	208,000	1,733,194	1,941,194	309,332	01/99	11/98	5-27.5
BELMONT AFFORDABLE HOUSING	474,586	5,000	2,374,186	3,697	5,000	2,377,883	2,382,883	373,990	12/98	01/99	5-27.5
BOERNE CREEKSIDE	1,973,953	204,622	0	4,770,432	205,736	4,770,432	4,976,168	718,439	06/00	11/98	5-27.5
HIGHWAY 18 PARTNERS	10,550,000	766,286	7,424,418	5,740,205	797,823	13,164,623	13,962,446	2,664,820	06/00	10/99	5-27.5
HOWARD PARK	379,144	75,000	1,159,772	12,000	75,000	1,171,772	1,246,772	321,822	12/99	04/99	5-27.5
KERRVILLE MEADOWS	1,537,960	174,699	0	4,369,213	226,306	4,369,213	4,595,519	759,772	04/00	11/98	5-27.5
MERCHANT’S COURT	5,851,397	1,069,682	3,060,740	10,281,925	1,069,682	13,342,665	14,412,347	2,541,241	12/99	02/99	5-27.5
MILLWOOD PARK	7,971,287	892,181	0	11,506,043	869,681	11,506,043	12,375,724	1,762,616	11/99	12/98	10-40
MONTOUR FALLS VILLAGE	1,018,145	65,556	0	1,834,222	35,000	1,834,222	1,869,222	463,313	04/99	10/98	5-27.5
NORTHWOOD HOMES	750,114	96,000	1,953,479	0	96,000	1,953,479	2,049,479	334,056	06/99	04/99	5-27.5
RHP-96	1,638,355	142,576	0	3,647,061	142,576	3,647,061	3,789,637	605,560	12/99	10/98	5-27.5
SOUTHAVEN PTRS I	9,790,000	974,288	1,815,504	10,866,672	999,288	12,682,176	13,681,464	2,942,924	12/99	03/99	5-27.5
WASHINGTON COURTYARD	2,773,701	580,398	0	3,782,561	580,398	3,782,561	4,362,959	761,384	08/00	08/99	5-27.5

	45,966,405	5,302,288	19,917,196	58,547,225	5,358,490	78,464,421	83,822,911	14,869,536

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004. There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 34

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/98		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,477,426
Improvements, etc	0
Other	0
		$4,477,426
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$4,477,426
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,434,539
Improvements, etc	36,399,836
Other	0
		$50,834,375
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$55,311,801
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	28,731,541
Other	0
		$28,731,541
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$84,043,342

Balance at close of period - 3/31/01		$84,043,342
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	77,421
Other	0
		$77,421
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$84,120,763
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	122,041
Other	0
		$122,041
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$84,242,804
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	194,022
Other	0
		$194,022
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$84,436,826

Balance at close of period - 3/31/04		$84,436,826
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	145,196
Other	0
		$145,196
Deductions during period:
Cost of real estate sold	$0
Other	(759,111)
		$(759,111)
Balance at close of period - 3/31/05		$83,822,911

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/98		$0
Current year expense	$0
Balance at close of period - 3/31/99		$0
Current year expense	$496,969
Balance at close of period - 3/31/00		$496,969
Current year expense	$2,631,105
Balance at close of period - 3/31/01		$3,128,074
Current year expense	$3,040,893
Balance at close of period - 3/31/02		$6,168,967
Current year expense	$2,976,988
Balance at close of period - 3/31/03		$9,145,955
Current year expense	$2,956,612
Balance at close of period - 3/31/04		$12,102,567
Current year expense	$2,766,969
Balance at close of period - 3/31/05		$14,869,536

Boston Capital Tax Credit Fund IV LP - Series 35
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ASHTON COVE	1,900,805	315,041	0	4,499,526	315,041	4,499,526	4,814,567	556,960	04/00	01/00	7-40
BRAZOSWOOD	1,965,833	83,741	0	5,529,182	162,413	5,529,182	5,691,595	778,306	07/00	07/99	5-27.5
COLUMBIA WOODS	4,343,241	605,453	0	10,493,637	630,361	10,493,637	11,123,998	1,197,721	06/02	10/00	5-40
CYPRESS POINTE	1,563,789	247,810	3,148,052	2,436,848	247,810	5,584,900	5,832,710	1,036,927	03/00	04/99	5-27.5
GARDEN GATE II (NEW CANEY)	823,669	34,078	0	1,890,930	34,078	1,890,930	1,925,008	223,916	07/00	03/99	7-40
HILLSIDE TERRACE	1,789,168	369,421	4,812,286	1,661,174	330,000	6,473,460	6,803,460	897,811	07/00	04/99	12-40
MULVANE HOUSING	1,875,343	188,000	4,043,181	6,038	188,000	4,049,219	4,237,219	575,881	11/99	12/98	10-40
RIVERWALK APTS HOMES	401,184	44,380	1,699,925	2,976	44,380	1,702,901	1,747,281	382,541	07/99	12/98	5-27.5
TENNESSEE PARTNERS XII	5,000,000	390,100	6,182,403	82,287	390,100	6,264,690	6,654,790	1,382,204	12/99	04/99	5-27.5
WASHINGTON COURTYARD	2,773,701	580,398	0	3,782,561	580,398	3,782,561	4,362,959	761,384	08/00	08/99	5-27.5
WEDGEWOOD PARK	5,316,724	750,000	0	11,894,350	812,355	11,894,350	12,706,705	1,571,116	08/00	12/99	5-27.5

	27,753,457	3,608,422	19,885,847	42,279,509	3,734,936	62,165,356	65,900,292	9,364,767

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004. There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 35

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/99		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	22,888,816
Improvements, etc	0
Other	0
		$22,888,816
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$22,888,816
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	605,453
Improvements, etc	32,788,341
Other	0
		$33,393,794
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$56,282,610
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	10,256,693
Other	0
		$10,256,693
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$66,539,303

Balance at close of period - 3/31/01		$66,539,303
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	131,451
Other	0
		$131,451
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$66,670,754
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,293
Other	0
		$90,293
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$66,761,047
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	24,200
Other	0
		$24,200
Deductions during period:
Cost of real estate sold	$0
Other	(884,955)
		$(884,955)
Balance at close of period - 3/31/05		$65,900,292

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/99		$0
Current year expense	$109,873
Balance at close of period - 3/31/00		$109,873
Current year expense	$1,272,940
Balance at close of period - 3/31/01		$1,382,813
Current year expense	$1,810,098
Balance at close of period - 3/31/02		$3,192,911
Current year expense	$2,112,653
Balance at close of period - 3/31/03		$5,305,564
Current year expense	$2,113,489
Balance at close of period - 3/31/04		$7,419,053
Current year expense	$1,945,714
Balance at close of period - 3/31/05		$9,364,767

Boston Capital Tax Credit Fund IV LP - Series 36
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired
ALOHA HOUSING	3,274,186	552,000	3,283,217	46,573	552,000	3,329,790	3,881,790	661,992	11/99	08/99	5-27.5
ANNADALE HOUSING	11,821,311	226,000	12,231,650	285,861	226,000	12,517,511	12,743,511	3,484,212	06/90	01/00	5-50
ASHTON RIDGE	2,602,326	300,500	9,547,932	276,176	300,500	9,824,108	10,124,608	2,198,876	12/00	02/00	5-27.5
NOWATA	1,248,571	35,000	859,081	735,636	30,000	1,594,717	1,624,717	291,161	02/00	08/99	5-30
PARIS PLACE	1,223,974	272,000	0	2,010,100	272,000	2,010,100	2,282,100	233,841	09/00	11/99	5-27.5
RIVERVIEW BEND	3,225,000	150,000	3,277,543	1,195,179	241,987	4,472,722	4,714,709	907,678	03/00	12/99	5-27.5
SR SUITES WASHINGTON HGTS	3,379,068	29,876	7,361,729	44,870	29,876	7,406,599	7,436,475	1,190,442	11/00	12/99	5-27.5
VALLEYVIEW EST	434,216	188,091	2,125,968	115,948	63,649	2,241,916	2,305,565	501,206	05/00	11/99	5-27.5
WEDGEWOOD PARK	5,316,724	750,000	0	11,894,350	812,355	11,894,350	12,706,705	1,571,116	08/00	12/99	5-27.5
WILLOWBROOK APTS	1,006,448	215,000	2,220,401	0	215,000	2,220,401	2,435,401	339,518	09/99	06/99	5-27.5
WINGFILED APTS	679,487	139,800	2,104,682	0	139,800	2,104,682	2,244,482	361,442	07/99	06/99	5-27.5

	34,211,311	2,858,267	43,012,203	16,604,693	2,883,167	59,616,896	62,500,063	11,741,484

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 36

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/99		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	13,858,724
Improvements, etc	0
Other	0
		$13,858,724
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
		$13,858,724
Balance at close of period - 3/31/00
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	22,306,082
Improvements, etc	25,593,908
Other	0
		$47,899,990
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
		$61,758,714
Balance at close of period - 3/31/01
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
		$0
		$62,287,223
Balance at close of period - 3/31/03
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions
Improvements, etc	101,156
Other	0
		$101,156
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
		$62,388,379
Balance at close of period - 3/31/04
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions
Improvements, etc	111,684
Other	0
		$111,684
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$62,500,063

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/99		$0
Current year expense	$109,722
Balance at close of period - 3/31/00		$109,722
Current year expense	$3,420,983
Balance at close of period - 3/31/01		$3,530,705
Current year expense	$2,140,499
Balance at close of period - 3/31/02		$5,671,204
Current year expense	$2,060,370
Balance at close of period - 3/31/03		$7,731,574
Current year expense	$2,007,263
Balance at close of period - 3/31/04		$9,738,837
Current year expense	$2,002,647
Balance at close of period - 3/31/05		$11,741,484

Boston Capital Tax Credit Fund IV LP - Series 37
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired
ASHTON RIDGE	2,602,326	300,500	9,547,932	276,176	300,500	9,824,108	10,124,608	2,198,876	12/00	02/00	5-27.5
BALDWIN VILLAS	4,833,000	200,000	0	7,889,883	325,000	7,889,883	8,214,883	1,142,542	7/01	10/99	5-27.5
COLUMBIA WOODS	4,343,241	605,453	0	10,493,637	630,361	10,493,637	11,123,998	1,197,721	06/02	10/00	5-40
HIGHWAY 18	10,550,000	766,286	7,424,418	5,740,205	797,823	13,164,623	13,962,446	2,664,820	06/00	10/99	5-27.5
SR SUITES WASHINTGON HGTS	3,379,068	29,876	7,361,729	44,870	29,876	7,406,599	7,436,475	1,190,442	11/00	12/99	5-27.5
SILVER POND	4,442,427	340,000	3,518,005	2,522,908	340,000	6,040,913	6,380,913	623,749	12/01	06/00	40
STEARNS ASSISTED LIVING	435,500	1	0	2,934,502	1	2,934,502	2,934,503	316,458	3/01	12/99	5-27.5

	30,585,562	2,242,116	27,852,084	29,902,181	2,423,561	57,754,265	60,177,826	9,334,608

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 37

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/99		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	8,390,705
Improvements, etc	0
Other	0
		$8,390,705
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$8,390,705
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	10,519,032
Improvements, etc	19,144,384
Other	0
		$29,663,416
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$38,054,121
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	21,802,305
Other	0
		$21,802,305
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$59,856,426

Balance at close of period - 3/31/02		$59,856,426
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	243,191
Other	0
		$243,191
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$60,099,617
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	104,983
Other	0
		$104,983
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$60,204,600
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	51,226
Other	0
		$51,226
Deductions during period:
Cost of real estate sold	$0
Other	(78,000)
		$(78,000)
Balance at close of period - 3/31/05		$60,177,826

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/99		$0
Current year expense	$0
Balance at close of period - 3/31/00		$0
Current year expense	$719,027
Balance at close of period - 3/31/01		$719,027
Current year expense	$1,847,312
Balance at close of period - 3/31/02		$2,566,339
Current year expense	$2,311,392
Balance at close of period - 3/31/03		$4,877,731
Current year expense	$2,242,481
Balance at close of period - 3/31/04		$7,120,212
Current year expense	$2,214,396
Balance at close of period - 3/31/05		$9,334,608

Boston Capital Tax Credit Fund IV LP - Series 38
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired
ALDINE WESTFIELD	3,534,219	334,472	0	8,894,479	347,330	8,894,479	9,241,809	991,133	07/01	04/00	5-27.5
ANDOVER HOUSING	2,533,077	150,000	4,645,760	356,952	150,000	5,002,712	5,152,712	615,930	12/00	05/00	10-40
ARBORS AT EAGLE CREST	1,753,986	305,872	0	8,377,643	290,000	8,377,643	8,667,643	1,579,059	10/01	12/00	5-27.5
BRISTOW PLACE	1,231,366	32,500	896,311	906,749	32,500	1,803,060	1,835,560	249,297	12/00	06/00	5-30
COLUMBIA CREEK	5,518,912	1,068,040	0	11,864,910	1,070,161	11,864,910	12,935,071	1,466,308	11/01	08/00	5-27.5
CUSHING PLACE	1,098,190	0	1,358,355	207,052	30,000	1,565,407	1,595,407	294,699	10/00	03/00	5-27.5
EDNA VANDERBILT	318,056	10,000	502,555	2,558	10,000	505,113	515,113	61,239	10/01	05/01	5-27.5
HAMMOND PLACE	492,035	94,026	2,164,107	0	94,026	2,164,107	2,258,133	287,984	04/00	03/00	5-27.5
HERITAGE II	903,658	60,130	1,171,322	(11,257)	60,130	1,160,065	1,220,195	220,858	06/00	06/00	5-27.5
WILLOWBROOK II	928,778	168,860	2,093,435	0	168,860	2,093,435	2,262,295	296,210	10/01	03/00	5-27.5

	18,312,277	2,223,900	12,831,845	30,599,086	2,253,007	43,430,931	45,683,938	6,062,717

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 38

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/00		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,543,190
Improvements, etc	0
Other	0
		$14,543,190
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$14,543,190
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	512,555
Improvements, etc	30,124,847
Other	0
		$30,637,402
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$45,180,592
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	499,234
Other	0
		$499,234
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$45,679,826

Balance at close of period - 3/31/03		$45,679,826
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,686
Other	0
		$2,686
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$45,682,512
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,426
Other	0
		$1,426
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$45,683,938

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/00		$0
Current year expense	$143,616
Balance at close of period - 3/31/01		$143,616
Current year expense	$1,011,977
Balance at close of period - 3/31/02		$1,155,593
Current year expense	$1,692,973
Balance at close of period - 3/31/03		$2,848,566
Current year expense	$1,630,794
Balance at close of period - 3/31/04		$4,479,360
Current year expense	$1,583,357
Balance at close of period - 3/31/05		$6,062,717

Boston Capital Tax Credit Fund IV LP - Series 39
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired
ARBORS AT EAGLE CREST	1,753,986	305,872	0	8,377,643	290,000	8,377,643	8,667,643	1,579,059	10/01	12/00	5-27.5
ARBORS AT IRONWOOD	1,786,235	121,057	0	5,650,010	110,000	5,650,010	5,760,010	1,083,575	09/01	07/00	5-27.5
AUSTIN ACRES	859,293	128,000	0	2,045,772	128,000	2,045,772	2,173,772	184,057	09/01	11/00	5-27.5
COLUMBIA CREEK	5,518,912	1,068,040	0	11,864,910	1,070,161	11,864,910	12,935,071	1,466,308	11/01	08/00	5-27.5
DAYSTAR	785,516	155,028	0	1,800,059	155,028	1,800,059	1,955,087	185,329	01/01	02/01	5-27.5
GOUVERNEUR SR	1,185,584	0	0	4,170,493	66,600	4,170,493	4,237,093	393,095	10/01	12/00	12-40
HILLVIEW	904,324	10,000	1,201,246	0	10,000	1,201,246	1,211,246	141,632	12/01	05/01	5-27.5
TALLY HO II	573,742	30,000	1,131,775	(67,711)	30,000	1,064,064	1,094,064	142,266	12/01	06/01	5-27.5
TIMEVER TRAILS I	813,312	50,000	1,280,757	(21,668)	50,000	1,259,089	1,309,089	152,589	07/01	06/01	5-27.5

	14,180,904	1,867,997	3,613,778	33,819,508	1,909,789	37,433,286	39,343,075	5,327,910

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 39

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/00		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,376,035
Improvements, etc	0
Other	0
		$4,376,035
Deductions during period:
Cost of real estate sold	$0
Other	0
Other		$0
Balance at close of period - 3/31/01		$4,376,035
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,703,778
Improvements, etc	29,690,055
Other	0
		$33,393,833
Deductions during period:
Cost of real estate sold	$0
Other	(2,598,038)
		$(2,598,038)
Balance at close of period - 3/31/02		$35,171,830
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,159,308
Other	0
		$4,159,308
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$39,331,138

Balance at close of period - 3/31/03		$39,331,138
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	10,836
Other	0
		$10,836
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$39,341,974
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,101
Other	0
		$1,101
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$39,343,075

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/00		$0
Current year expense	$11,017
Balance at close of period - 3/31/01		$11,017
Current year expense	$735,243
Balance at close of period - 3/31/02		$746,260
Current year expense	$1,603,550
Balance at close of period - 3/31/03		$2,349,810
Current year expense	$1,524,523
Balance at close of period - 3/31/04		$3,874,333
Current year expense	$1,453,577
Balance at close of period - 3/31/05		$5,327,910

Boston Capital Tax Credit Fund IV LP - Series 40
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired
ARBORS IRONWOOD II	889,912	115,000	2,665,008	12,820	115,000	2,677,828	2,792,828	467,145	11/01	02/01	5-27.5
AZLE FOUNTAINHEAD	1,206,738	52,400	782,639	1,108,321	52,400	1,890,960	1,943,360	192,323	05/02	10/01	5-27.5
BALDWIN VILLAS	4,833,000	325,000	7,838,615	51,268	325,000	7,889,883	8,214,883	1,142,542	07/01	07/01	5-27.5
CAPITAL FIVE	1,211,345	107,162	1,117,138	1,771,813	107,162	2,888,951	2,996,113	340,538	07/02	06/01	5-27.5
CARLISLE APTS	837,652	84,027	2,158,184	1,093	84,027	2,159,277	2,243,304	299,105	06/01	02/01	5-27.5
CENTER PLACE II	781,178	28,590	1,267,462	0	28,590	1,267,462	1,296,052	143,717	10/01	10/01	5-27.5
KC HOMES	3,780,725	275,100	4,764,685	51,569	275,100	4,816,254	5,091,354	580,825	11/01	08/01	5-27.5
LONDONTOWN HOMES	572,024	257,366	2,281,695	0	257,366	2,281,695	2,539,061	223,001	06/01	02/01	5-27.5
MA NO. 2	1,344,632	66,500	2,450,256	117,348	66,500	2,567,604	2,634,104	278,474	02/02	02/01	5-27.5
MEADOWSIDE ASSOC	1,577,002	0	0	3,306,862	51,725	3,306,862	3,358,587	324,100	12/01	05/01	5-27.5
NORTHROCK II	2,327,850	110,000	892,246	3,569,009	110,000	4,461,255	4,571,255	370,967	05/02	07/01	10-40
OAKLAND PSHP	1,241,388	40,000	2,017,047	(39,561)	40,000	1,977,486	2,017,486	262,335	07/01	02/01	5-27.5
SEDGWICK SUNDANCE	366,178	5,000	2,176,106	0	5,000	2,176,106	2,181,106	190,531	10/01	09/01	5-27.5
SOUTHBROOK HOMES	517,515	240,000	2,272,500	0	240,000	2,272,500	2,512,500	189,191	11/01	04/01	5-27.5
SPRINGFIELD METRO	26,897,265	3,282,371	38,725,894	105,778	3,282,371	38,831,672	42,114,043	3,597,736	10/01	06/02	5-40
WESTERN GARDENS	1,289,643	40,800	2,086,305	(100,861)	40,800	1,985,444	2,026,244	291,357	07/01	02/01	5-27.5

	49,674,047	5,029,316	73,495,780	9,955,459	5,081,041	83,451,239	88,532,280	8,893,887

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 40

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/01		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	36,516,831
Improvements, etc	0
Other	0
		$36,516,831
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$36,516,831
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	42,008,265
Improvements, etc	10,001,536
Other	0
		$52,009,801
Deductions during period:
Cost of real estate sold	$0
Other	(140,422)
		$(140,422)
Balance at close of period - 3/31/03		$88,386,210
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	61,494
Other	0
		$61,494
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$88,447,704

Balance at close of period - 3/31/04		$88,447,704
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	84,576
Other	0
		$84,576
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$88,532,280

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/01		$0
Current year expense	$584,300
Balance at close of period - 3/31/02		$584,300
Current year expense	$2,524,855
Balance at close of period - 3/31/03		$3,109,155
Current year expense	$2,908,580
Balance at close of period - 3/31/04		$6,017,735
Current year expense	$2,876,152
Balance at close of period - 3/31/05		$8,893,887

Boston Capital Tax Credit Fund IV LP - Series 41
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired
BIENVILLE	804,266	16,500	1,309,576	0	16,500	1,309,576	1,326,076	173,655	11/01	12/01	5-27.5
BREEZE COVE	995,081	42,500	1,667,004	0	42,500	1,667,004	1,709,504	124,532	10/94	04/03	5-27.5
BREEZEWOOD	1,800,215	42,500	0	5,373,100	128,751	5,373,100	5,501,851	2,242,822	06/02	10/01	5-27.5
BROOKSTONE APTS II	2,441,248	223,150	0	2,891,055	222,750	2,891,055	3,113,805	644,273	08/02	08/01	5-27.5
CASCADES COMMONS	22,945,147	3,375,809	26,629,066	0	3,375,809	26,629,066	30,004,875	8,347,971	10/95	04/03	5-27.5
CEDAR GROVE	1,058,612	112,500	1,447,390	0	112,500	1,447,390	1,559,890	246,896	07/01	05/02	5-27.5
CRANBERRY COVE	994,309	134,400	1,475,984	9,836	134,400	1,485,820	1,620,220	206,998	01/02	05/02	5-27.5
DS HOUSING	1,833,217	330,720	1,652,898	592,803	332,624	2,245,701	2,578,325	150,990	12/03	07/02	30
FOREST GELN	1,308,117	84,800	1,694,199	0	84,800	1,694,199	1,778,999	659,253	12/95	04/03	5-27.5
HALFMOON BDC, LP	1,387,733	292,000	0	2,621,699	292,000	2,621,699	2,913,699	362,846	04/02	07/01	5-27.5
HARBOR POINT	1,665,307	440,000	0	5,370,046	440,126	5,370,046	5,810,172	367,179	10/02	08/01	5-27.5
HAWTHORNE	993,119	77,698	1,162,871	40,144	77,698	1,203,015	1,280,713	223,172	07/01	05/02	5-27.5
HOLLYWOOD PALMS	8,136,814	850,000	14,921,469	167,200	850,000	15,088,669	15,938,669	997,024	11/02	03/02	5-27.5
MADISON HOUSING II	1,547,627	35,000	3,953,209	0	35,000	3,953,209	3,988,209	360,335	05/02	09/01	10-40
MARWOOD SENIOR	13,043,509	2,011,263	12,393,753	(68,407)	1,916,330	12,325,346	14,241,676	970,557	08/02	07/01	10-40
MEADOWSIDE ASSOC	1,577,002	51,725	3,287,878	18,984	51,725	3,306,862	3,358,587	324,100	12/01	05/01	5-27.5
RED HILL APTS	831,986	24,600	1,344,222	(35,817)	24,600	1,308,405	1,333,005	183,694	06/01	11/01	5-27.5
RH-FRANKIN	381,546	36,000	620,928	0	36,000	620,928	656,928	93,722	09/01	05/02	5-27.5
RH-FULTON	542,832	42,500	839,311	18,496	27,000	857,807	884,807	130,744	09/01	05/02	5-27.5
RH-MENDOTA	720,071	42,500	1,142,673	929	42,500	1,143,602	1,186,102	183,158	06/01	05/02	5-27.5
RH-MT CARROLL	408,221	24,500	611,397	0	24,500	611,397	635,897	93,933	09/01	05/02	5-27.5
SPRINGFIELD METRO	26,897,265	3,282,371	38,725,894	105,778	3,282,371	38,831,672	42,114,043	3,597,736	10/01	06/02	5-40
SUNSHINE APTS	870,479	160,000	2,067,906	0	160,000	2,067,906	2,227,906	146,183	08/02	03/02	5-27.5

	93,183,723	11,733,036	116,947,628	17,105,846	11,710,484	134,053,474	145,763,958	20,831,773

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004

There were no carrying costs as of December 31, 2004  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 41

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/01		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,680,757
Improvements, etc	0
Other	0
		$7,680,757
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$7,680,757
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	69,761,910
Improvements, etc	32,622,657
Other	0
		$102,384,567
Deductions during period:
Cost of real estate sold	$0
Other	(35,817)
		$(35,817)
Balance at close of period - 3/31/03		$110,029,507
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	33,133,187
Improvements, etc	4,442,923
Other	0
		$37,576,110
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$147,605,617

Balance at close of period - 3/31/04		$147,605,617
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	495,341
Other	0
		$495,341
Deductions during period:
Cost of real estate sold	$0
Other	(2,337,000)
		$(2,337,000)
Balance at close of period - 3/31/05		$145,763,958

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/01		$0
Current year expense	$104,810
Balance at close of period - 3/31/02		$104,810
Current year expense	$2,276,743
Balance at close of period - 3/31/03		$2,381,553
Current year expense	$13,827,816
Balance at close of period - 3/31/04		$16,209,369
Current year expense	$4,622,404
Balance at close of period - 3/31/05		$20,831,773

Boston Capital Tax Credit Fund IV LP - Series 42
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired
BREEZEWOOD II	994,431	42,500	0	1,649,788	42,500	1,649,788	1,692,288	84,259	03/03	04/02	5-27.5
CC HOUSING	1,225,878	64,162	1,360,312	548,156	67,217	1,908,468	1,975,685	156,134	12/03	07/02	30
CENTENARY HSNG	2,330,000	57,760	3,768,874	23,802	57,760	3,792,676	3,850,436	1,069,138	12/97	04/03	5-27.5
COMMERCE PKWY	1,707,489	242,000	4,352,489	0	242,000	4,352,489	4,594,489	1,573,433	04/97	04/03	5-27.5
CT HOUSING	2,593,360	195,275	3,211,525	232,222	172,675	3,443,747	3,616,422	255,618	12/03	07/02	30
CRITTENDEN COUNTY	757,904	96,688	2,016,683	4,392	96,688	2,021,075	2,117,763	223,098	10/02	06/02	5-27.5
DORCHESTER CT	4,425,404	528,000	0	9,562,879	533,536	9,562,879	10,096,415	358,044	08/03	04/02	5-27.5
GREAT BRIDGE-DOVER	1,515,856	180,000	0	3,904,398	256,657	3,904,398	4,161,055	221,810	12/02	04/02	5-27.5
HARBOR PT II	1,662,470	440,126	5,361,554	8,492	440,126	5,370,046	5,810,172	367,179	10/02	04/02	5-27.5
HOLLYWOOD PALMS	8,136,814	850,000	14,921,469	167,200	850,000	15,088,669	15,938,669	997,024	11/02	08/02	5-27.5
HS HOUSING	2,614,832	456,889	1,593,468	585,994	461,353	2,179,462	2,640,815	146,336	12/03	07/02	30
JEREMY ASSOC	3,392,623	522,890	7,539,499	97,053	522,890	7,636,552	8,159,442	2,035,447	12/95	04/03	5-40
LOS LUNAS	215,000	150,000	2,241,246	0	150,000	2,241,246	2,391,246	740,090	06/96	04/03	5-27.5
LYNELLE LANDING	1,423,738	340,000	3,438,633	0	340,000	3,438,633	3,778,633	375,293	09/02	03/02	5-27.5
MARWOOD	13,043,509	1,916,330	12,325,346	0	1,916,330	12,325,346	14,241,676	970,557	08/02	09/04	10-40
NATCHEZ PLACE	834,500	35,864	1,507,640	0	35,864	1,507,640	1,543,504	207,670	11/01	08/02	5-27.5
NORTHFIELD HSNG	173,380	70,000	450,662	1,215	70,000	451,877	521,877	149,332	12/96	04/03	5-27.5
PARKHURST PLACE	3,534,151	767,254	3,320,955	9,231	767,254	3,330,186	4,097,440	306,739	09/02	01/02	5-27.5
SM HOUSING	1,648,406	73,780	2,263,816	490,152	70,238	2,753,968	2,824,206	196,399	12/03	07/02	30
STARWBERRY LANE	2,087,567	63,212	2,992,381	141,773	63,212	3,134,154	3,197,366	413,486	08/02	03/02	5-27.5
TS HOUSING	2,008,448	366,794	1,629,068	739,691	168,871	2,368,759	2,537,630	170,268	12/03	07/02	30
WINGFEILD APTS II	363,477	148,936	2,242,481	0	148,936	2,242,481	2,391,417	201,586	11/01	08/02	5-27.5

	56,689,237	7,608,460	76,538,101	18,166,438	7,474,107	94,704,539	102,178,646	11,218,940

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 42

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/02		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	52,317,521
Improvements, etc	0
Other	0
		$52,317,521
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$52,317,521
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	19,395,420
Improvements, etc	17,750,281
Other	0
		$37,145,701
Deductions during period:
Cost of real estate sold	$0
Other	(1,808,056)
		$(1,808,056)
Balance at close of period - 3/31/04		$87,655,166
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,241,676
Improvements, etc	281,804
Other	0
		$14,523,480
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$102,178,646

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/02		$0
Current year expense	$683,423
Balance at close of period - 3/31/03		$683,423
Current year expense	$6,757,919
Balance at close of period - 3/31/04		$7,441,342
Current year expense	$3,777,598
Balance at close of period - 3/31/05		$11,218,940

Boston Capital Tax Credit Fund IV LP - Series 43
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired
AM HOUSING	3,657,081	1,010,088	4,887,737	662,345	833,522	5,550,082	6,383,604	396,720	12/03	09/02	5-27.5
AP HOUSING	2,468,167	723,530	2,147,588	566,725	734,057	2,714,313	3,448,370	192,804	12/03	09/02	5-27.5
BOHANNON PLACE	294,529	100,000	1,194,661	0	100,000	1,194,661	1,294,661	38,821	10/03	05/03	5-27.5
CARPENTER SCHOOL	1,494,437	47,500	2,412,532	0	47,500	2,412,532	2,460,032	140,655	12/03	01/03	40
CHARLEVOIX APTS	1,265,088	64,259	1,458,895	0	64,259	1,458,895	1,523,154	120,220	11/02	09/02	10-40
CLOVER LANE	463,607	36,194	834,077	0	36,194	834,077	870,271	74,238	10/02	09/02	10-40
DORCHESTER CT	4,425,404	528,000	0	9,562,879	533,536	9,562,879	10,096,415	358,044	08/03	09/02	5-27.5
GILBERT APTS	884,167	160,000	0	3,477,900	175,000	3,477,900	3,652,900	64,298	05/04	07/03	5-27.5
HENDERSON FOUNTAINHEAD	1,029,425	25,000	999,547	840,149	25,000	1,839,696	1,864,696	127,809	03/03	09/02	5-27.5
HOLLYWOOD PALMS	8,136,814	850,000	14,921,469	167,200	850,000	15,088,669	15,938,669	997,024	11/02	12/02	5-27.5
KP HOUSING	1,607,845	177,147	1,608,794	354,483	214,387	1,963,277	2,177,664	139,774	12/03	09/02	5-27.5
LAKEWOOD APTS	839,430	36,332	1,248,636	0	36,332	1,248,636	1,284,968	97,017	10/02	09/02	10-40
LAWRENCEVILLE	13,800,000	1,632,824	0	15,894,383	1,632,824	15,894,383	17,527,207	1,480,146	01/03	12/02	5-27.5
LYCEUM HOUSING	1,398,594	24,000	0	3,502,879	24,000	3,502,879	3,526,879	46,751	12/03	04/03	5-27.5
MDI LIMITED	2,236,792	302,827	4,462,245	0	302,827	4,462,245	4,765,072	247,717	08/03	09/03	5-27.5
PARKSIDE APTS-COLEMAN	976,669	65,119	650,632	1,119,125	65,119	1,769,757	1,834,876	161,940	12/02	09/02	10-40
PARKSIDE PLAZA	1,338,507	0	4,158,733	0	0	4,158,733	4,158,733	593,101	05/01	01/04	5-27.5
PYRAMID SEVEN	1,227,016	91,177	780,110	726,496	91,177	1,506,606	1,597,783	49,018	06/04	04/03	5-27.5
RIVERVIEW APTS-BLISSFIELD	746,858	51,214	664,606	579,131	51,214	1,243,737	1,294,951	102,192	02/02	09/02	10-40
SG HOUSING	2,072,512	618,589	1,899,538	696,382	616,571	2,595,920	3,212,491	181,861	12/03	09/02	5-27.5
STOTTVILLE LP	1,115,695	36,375	0	2,130,561	36,375	2,130,561	2,166,936	196,332	05/03	09/02	5-27.5
STRAWBERRY LAKE	1,074,000	426,685	2,150,765	(437,004)	97,738	1,713,761	1,811,499	66,615	12/03	07/03	5-40

	52,552,637	7,006,860	46,480,565	39,843,634	6,567,632	86,324,199	92,891,831	5,873,097

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 43

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/02		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	39,753,640
Improvements, etc	0
Other	0
		$39,753,640
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$39,753,640
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	11,372,896
Improvements, etc	32,394,237
Other	0
		$43,767,133
Deductions during period:
Cost of real estate sold	$0
Other	(2,577,450)
		$(2,577,450)
Balance at close of period - 3/31/04		$80,943,323
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,158,733
Improvements, etc	7,789,775
Other	0
		$11,948,508
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$92,891,831

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/02		$0
Current year expense	$359,244
Balance at close of period - 3/31/03		$359,244
Current year expense	$1,989,650
Balance at close of period - 3/31/04		$2,348,894
Current year expense	$3,524,203
Balance at close of period - 3/31/05		$5,873,097

Boston Capital Tax Credit Fund IV LP - Series 44

Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired
AURORA VILLAGE	4,637,203	450,000	5,828,270	0	450,000	5,828,270	6,278,270	439,884	03/03	02/03	5-27.5
ALEXANDER MILLS	13,800,000	1,632,824	15,887,983	6,400	1,632,824	15,894,383	17,527,207	1,480,146	01/03	02/03	5-27.5
NEW OXFORD MANOR	1,355,688	146,196	1,727,366	0	146,196	1,727,366	1,873,562	173,316	05/03	03/03	5-27.5
NORTH FORTY ASPEN PLUS	1,975,573	184,735	3,354,056	4,238	184,735	3,358,294	3,543,029	219,009	10/03	04/03	5-40
NORTHROCK HSNG III	1,024,574	140,228	2,540,256	0	140,228	2,540,256	2,680,484	101,240	11/03	06/03	5-27.5
ORCHARD RIVER	7,286,364	454,334	8,704,252	22,150	454,334	8,726,402	9,180,736	371,132	11/03	10/03	5-40
UNITED DEVELOPMENT 2001- FAMILIES FIRS	1,900,000	113,239	0	4,952,728	122,599	4,952,728	5,075,327	74,734	06/04	05/03	5-27.5
UNITED DEVELOPMENT 2001-MEMPHIS	1,890,994	0	3,248,652	2,493,287	256,888	5,741,939	5,998,827	168,447	08/04	05/03	5-27.5

	33,870,396	3,121,556	41,290,835	7,478,803	3,387,804	48,769,638	52,157,442	3,027,908

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 44

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/03		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	44,412,391
Improvements, etc	0
Other	0
		$44,412,391
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$44,412,391
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,745,051
Improvements, etc	0
Other	0
		$7,745,051
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$52,157,442

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/03		$0
Current year expense	$1,247,274
Balance at close of period - 3/31/04		$1,247,274
Current year expense	$1,780,634
Balance at close of period - 3/31/05		$3,027,908

Boston Capital Tax Credit Fund IV LP - Series 45

Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired
200 EAST AVE	8,916,766	61,000	10,161,037	0	61,000	10,161,037	10,222,037	1,607,374	07/00	12/03	12-40
BALDWIN VILLAS	4,833,000	325,000	7,889,883	0	325,000	7,889,883	8,214,883	1,142,542	06/01	12/03	5-27.5
BARTLETT BAYOU	977,829	153,094	0	0	153,094	0	153,094	0	U/C	07/03	N/A
BORGER FOUNTAINHEAD	980,266	31,000	1,728,417	2,300	31,000	1,730,717	1,761,717	82,788	10/03	08/03	5-27.25
BREEZEWOOD II	994,431	42,500	1,649,188	600	42,500	1,649,788	1,692,288	84,259	03/03	12/03	5-27.25
BROOKSIDE PARK	11,843,422	2,563,808	0	3,243,129	2,563,808	3,243,129	5,806,937	10,130	03/05	12/03	N/A
BROOKSIDE SQUARE	1,762,196	70,000	1,042,108	970,380	70,000	2,012,488	2,082,488	93,786	08/04	07/03	5-27.25
BROOKSTONE PL II	2,441,248	222,750	5,228,055	(2,337,000)	222,750	2,891,055	3,113,805	644,273	08/02	12/03	5-27.25
CHILDRESS APTS	861,503	27,000	1,863,615	35,856	27,000	1,899,471	1,926,471	100,141	03/04	05/03	5-27.5
EASTVIEW FAMILY	765,873	26,000	776,358	0	26,000	776,358	802,358	28,409	06/04	09/04	5-27.5
FARMINGTON ASSOC	992,845	299,237	1,196,293	2,695,198	164,500	3,891,491	4,055,991	134,391	06/04	07/03	5-40
KINGS PT INV GROUP	2,493,904	250,000	3,083,509	0	250,000	3,083,509	3,333,509	137,045	12/03	08/03	5-27.5
HALFMOON BDC	1,387,733	292,000	2,621,699	0	292,000	2,621,699	2,913,699	362,846	04/02	12/03	5-27.5
HARBET AVENUE	940,538	74,000	1,974,215	0	74,000	1,974,215	2,048,215	69,921	07/03	01/04	5-40
HARBOR PT II	1,662,470	440,126	5,368,020	2,026	440,126	5,370,046	5,810,172	367,179	10/02	12/03	5-27.5
HERTIAGE CHRISTIAN	570,560	0	0	1,434,232	78,000	1,434,232	1,512,232	143,422	01/04	01/04	5-27.5
HPD WILLOWS-OROVILLE	5,667,301	0	0	5,498,470	410,000	5,498,470	5,908,470	329,532	10/03	07/04	5-27.5
LAKEVIEW STATION	822,436	210,300	2,260,747	0	210,300	2,260,747	2,471,047	84,953	09/03	07/03	5-27.5
LAWERENCEVILLE I	737,243	0	0	1,657,832	70,000	1,657,832	1,727,832	74,443	08/04	07/03	5-27.5
LONE TERRACE	1,279,014	23,500	1,394,608	401,977	23,500	1,796,585	1,820,085	53,183	01/04	07/03	40
LORIE VILLAGE	968,199	194,500	2,117,390	0	194,500	2,117,390	2,311,890	67,591	11/03	07/03	5-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired
MILL RACE	1,060,123	56,471	1,337,935	0	56,471	1,337,935	1,394,406	56,149	12/03	07/03	40
NEW SHINNSTON	1,076,562	66,000	1,844,077	0	66,000	1,844,077	1,910,077	141,197	12/03	10/03	5-27.5
RIDGECREST APTS	4,064,788	78,000	1,831,000	4,731,983	78,000	6,562,983	6,640,983	124,164	09/04	08/03	5-27.5
SULPHER TERRACE	1,251,314	26,000	1,380,305	330,486	26,000	1,710,791	1,736,791	51,337	01/04	07/03	40
UNIVERSITY PLAZA	1,168,879	110,000	1,321,466	0	110,000	1,321,466	1,431,466	61,384	09/03	07/03	5-27.5

	60,520,443	5,642,286	58,069,925	18,667,469	6,065,549	76,737,394	82,802,943	6,052,439

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

U/C-Property was under construction as of March 31, 2005

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 45

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/03		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	60,708,544
Improvements, etc	0
Other	0
		$60,708,544
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$60,708,544
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	12,152,201
Improvements, etc	9,942,198
Other	0
		$22,094,399
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$82,802,943

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/03		$0
Current year expense	$3,257,334
Balance at close of period - 3/31/04		$3,257,334
Current year expense	$2,795,105
Balance at close of period - 3/31/05		$6,052,439

Boston Capital Tax Credit Fund IV LP - Series 46

Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005
(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
AGENT KENNSINGTON	4,900,000	415,000	4,089,304	3,649,631	415,000	7,738,935	8,153,935	151,268	10/04	10/03	5-27.5
CLAYTON STATION	821,200	90,000	2,103,500	0	90,000	2,103,500	2,193,500	14,719	09/04	04/04	5-27.5
DEER MEADOW	1,242,295	53,000	1,611,345	0	53,000	1,611,345	1,664,345	53,248	03/04	02/04	5-27.5
ELMA GARDENS	1,305,710	96,920	1,944,396	0	96,920	1,944,396	2,041,316	42,007	01/04	6/04	5-27.5
JACKSONVILLE SQ	1,126,590	80,000	1,222,114	590,582	80,000	1,812,696	1,892,696	76,205	07/04	11/03	5-27.5
KIMBERLY DANBURY	7,608,111	666,688	6,861,750	0	666,688	6,861,750	7,528,438	56,454	U/C	6/04	5-40
OCEAN EAST OF PORTLAND	1,538,887	308,297	1,878,299	0	308,297	1,878,299	2,186,596	4,707	U/C	02/04	5-27.5
PANOLA HOUSING	804,556	15,000	798,281	509,732	15,000	1,308,013	1,323,013	57,691	04/04	12/03	5-27.5
ROSEHILL OF TOPEKA	2,721,404	220,324	0	5,778,178	180,000	5,778,178	5,958,178	39,980	09/04	12/03	5-27.5
SANDY HILL	619,559	115,159	2,340,164	0	115,159	2,340,164	2,455,323	11,741	10/04	10/04	5-27.5
TANGLEWOOD	1,198,926	42,000	1,629,038	0	42,000	1,629,038	1,671,038	52,070	05/04	05/04	5-27.5
WAGONER VILLAGE	992,436	24,000	1,448,397	0	24,000	1,448,397	1,472,397	34,449	01/04	01/04	5-27.5

	24,879,674	2,126,388	25,926,588	10,528,123	2,086,064	36,454,711	38,540,775	594,539

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

U/C-Property was under construction as of March 31, 2005

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 46

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/03		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	6,840,023
Improvements, etc	0
Other	0
		$6,840,023
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$6,840,023
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	21,212,953
Improvements, etc	10,487,799
Other	0
		$31,700,752
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/05		$38,540,775

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/03		$0
Current year expense	$67,664
Balance at close of period - 3/31/04		$67,664
Current year expense	$526,875
Balance at close of period - 3/31/05		$594,539