Form 10-K, Exhibit 13
period 2006-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2006-10-20
CIK 913778

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT
BOSTON CAPITAL TAX CREDIT FUND IV L.P. —
SERIES 20 THROUGH SERIES 46
MARCH 31, 2006 AND 2005

Boston Capital Tax Credit Fund IV L.P. —
Series 20 through Series 46
Schedules not listed are omitted because of the absence of the conditions under which they are required or the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners of
Boston Capital Tax Credit Fund IV L.P.
     We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund IV L.P. as of March 31, 2006 and 2005, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the years ended March 31, 2006, 2005 and 2004 and Boston Capital Tax Credit Fund IV L.P. — Series 20 through 46 as of March 31, 2006 and 2005 and the related statements of operations, partners’ capital (deficit) and cash flows for the years ended March 31, 2006, 2005 and 2004 for Series 20 through 44, for the years ended March 31, 2006 and 2005 and for the period July 1, 2003 (date of inception) through March 31, 2004 for Series 45 and for the years ended March 31, 2006, 2005 and for the period September 23, 2003 (date of inception) through March 31, 2004 for Series 46. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain operating limited partnerships which investments represent $27,140,727 and $30,962,284 of the total partnership assets as of March 31, 2006 and 2005, respectively, and $(3,347,049), $(4,087,305) and $(13,427,262), of the total partnership income (loss) for the years ended March 31, 2006, 2005 and 2004, respectively; of the assets for Series 20 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 20 for the years ended March 31, 2006, 2005 and 2004, $0, $0 and $(663,580), respectively; of the assets for Series 21 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 21 for the years ended March 31, 2006, 2005 and 2004, $(58,380), $0 and $(269,682), respectively; of the assets for Series 22 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 22 for the years ended March 31, 2006, 2005 and 2004, $0, $0 and $(738,385), respectively; of the assets for Series 23 as of March 31, 2006 and 2005, $148,186 and $1,524,441, respectively, and of the income (loss) for Series 23 for the years ended March 31, 2006, 2005 and 2004, $(157,710), $(115,397) and $(1,103,443), respectively; of the assets for Series 24 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 24 for the years ended March 31, 2006, 2005 and 2004, $0, $(13,481) and $(238,112), respectively; of the assets for Series 25 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 25 for the years ended March 31, 2006, 2005 and 2004, $0, $0 and $(542,144), respectively; of the assets for Series 26 as of March 31, 2006 and 2005, $2,883,176 and $4,625,091, respectively, and of the income (loss) for Series 26 for the years ended March 31, 2006, 2005 and 2004, $(366,860), $(388,430) and $(576,484), respectively; of the assets for Series 27 as of March 31, 2006 and 2005, $751,237 and $887,082, respectively, and of the income (loss) for Series 27 for the years ended March 31, 2006, 2005 and 2004, $(33,743), $(63,566) and $(415,897), respectively; of the assets for Series 28 as of March 31, 2006 and 2005, $709,658 and $1,015,738, respectively, and of the income (loss) for Series 28 for the years ended March 31, 2006, 2005 and 2004, $(172,541), $(192,265) and $(631,428), respectively; of the assets for Series 29 as of March 31, 2006 and 2005, $1,807,477 and $2,387,926, respectively, and of the income (loss) for Series 29 for the years ended March

31, 2006, 2005 and 2004, $(273,306), $(323,103) and $(910,152), respectively; of the assets for Series 30 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 30 for the years ended March 31, 2006, 2005 and 2004, $0, $0 and $(316,820), respectively; of the assets for Series 31 as of March 31, 2006 and 2005, $993,571 and $1,415,309, respectively, and of the income (loss) for Series 31 for the years ended March 31, 2006, 2005 and 2004, $(421,738), $(276,374) and $(487,579), respectively; of the assets for Series 32 as of March 31, 2006 and 2005, $1,568,323 and $2,183,379, respectively, and of the income (loss) for Series 32 for the years ended March 31, 2006, 2005 and 2004, $(222,188), $(286,229) and $(1,041,139), respectively; of the assets for Series 33 as of March 31, 2006 and 2005, $3,560,470 and $4,020,370, respectively, and of the income (loss) for Series 33 for the years ended March 31, 2006, 2005 and 2004, $(297,919), $(321,213) and $(385,008), respectively; of the assets for Series 34 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 34 for the years ended March 31, 2006, 2005 and 2004, $0, $0 and $(302,126), respectively; of the assets for Series 35 as of March 31, 2006 and 2005, $1,099,678 and $1,337,221, respectively, and of the income (loss) for Series 35 for the years ended March 31, 2006, 2005 and 2004, $(70,525), $(73,476) and $(212,959), respectively; of the assets for Series 36 as of March 31, 2006 and 2005, $1,637,975 and $1,914,356, respectively, and of the income (loss) for Series 36 for the years ended March 31, 2006, 2005 and 2004, $(102,197), $(117,916) and $(668,431), respectively; of the assets for Series 37 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 37 for the years ended March 31, 2006, 2005 and 2004, $0, $0 and $(476,620), respectively; of the assets for Series 38 as of March 31, 2006 and 2005, $3,143,139 and $3,497,021, respectively, and of the income (loss) for Series 38 for the years ended March 31, 2006, 2005 and 2004, $(115,927), $(213,745) and $(284,050), respectively; of the assets for Series 39 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 39 for the years ended March 31, 2006, 2005 and 2004, $0, $0 and $(788,216), respectively; of the assets for Series 40 as of March 31, 2006 and 2005, $1,483,790 and $1,544,878, respectively, and of the income (loss) for Series 40 for the years ended March 31, 2006, 2005 and 2004, $(61,088), $(101,466) and $(510,364), respectively; of the assets for Series 41 as of March 31, 2006 and 2005, $1,730,580 and $1,809,131, respectively, and of the income (loss) for Series 41 for the years ended March 31, 2006, 2005 and 2004, $(78,551), $(69,252) and $(749,100), respectively; of the assets for Series 42 as of March 31, 2006 and 2005, $1,052,348 and $1,134,489, respectively, and of the income (loss) for Series 42 for the years ended March 31, 2006, 2005 and 2004, $(82,141), $(91,300) and $(695,136), respectively; of the assets for Series 43 as of March 31, 2006 and 2005, $0 and $88,557, respectively, and of the income (loss) for Series 43 for the years ended March 31, 2006, 2005 and 2004, $(249,569), $(619,743) and $(294,588), respectively; of the assets for Series 44 as of March 31, 2006 and 2005, $1,419,075 and $1,577,295, respectively, and of the income (loss) for Series 44 for the years ended March 31, 2006, 2005 and 2004, $(355,007), $(820,349) and $90,035, respectively; of the assets for Series 45 as of March 31, 2006 and 2005, $1 52,193 and $0, respectively, and of the (income) loss for Series 45 for years ended March 31, 2006, 2005 and for the period July 1, 2003 (date of inception) through March 31, 2004, $(27,244), $0 and $(144,915), respectively; and of the assets for Series 46 as of March 31, 2006 and 2005, $2,999,851 and $0, respectively, and of the income (loss) for Series 46 for the years ended March 31, 2006, 2005 and for the period September 23, 2003 (date of inception) through March 31, 2004, $(200,415), $0 and $(70,940), respectively. Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.

     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.
     In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund IV L.P. as of March 31, 2006 and 2005, and the results of its operations and its cash flows for the years ended March 31, 2006, 2005 and 2004 for Series 20 through 44, for the years ended March 31, 2006 and 2005 and for the period July 1, 2003 (date of inception) through March 31, 2004 for Series 45 and for the years ended March 31, 2006, 2005 and for the period September 23, 2003 (date of inception) through March 31, 2004 for Series 46 in conformity with accounting principles generally accepted in the United States of America.
     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules listed under Item 15 (a) in the index are presented for the purpose of complying with the Securities and Exchange Commission’s rules and are not part of the basic financial statements. These schedules have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, based on our audit and the reports of other auditors, fairly state in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.
/s/
Reznick Group, P.C.
Bethesda, Maryland
September 26, 2006

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS
March 31, 2006 and 2005

	Total
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$307,258,793	$371,348,184

OTHER ASSETS
Cash and cash equivalents	11,837,413	18,346,447
Investments available-for-sale	2,556,017	16,022,675
Notes receivable	2,714,233	4,919,220
Deferred acquisition costs, net of accumulated amortization	34,090,520	35,278,068
Other assets	2,044,932	10,038,491

	$360,501,908	$455,953,085

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$61,961	$38,479
Line of credit	—	—
Accounts payable — affiliates	30,288,894	26,220,343
Capital contributions payable	7,887,559	19,635,047

	38,238,414	45,893,869

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 at March 31, 2006 and 2005 issued and outstanding	326,207,079	413,253,659
General partner	(3,943,585)	(3,067,324)
Accumulated other comprehensive income (loss)	—	(127,119)

	322,263,494	410,059,216

	$360,501,908	$455,953,085

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 20
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,039,598	$3,992,146

OTHER ASSETS
Cash and cash equivalents	802,957	2,435,923
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	73,230	76,802
Other assets	43,325	1,742,519

	$1,959,110	$8,247,390

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	2,973,288	2,808,344
Capital contributions payable	—	388,026

	2,973,288	3,196,370

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 at March 31, 2006 and 2005 issued and outstanding	(695,785)	5,331,075
General partner	(318,393)	(280,055)
Accumulated other comprehensive income (loss)	—	—

	(1,014,178)	5,051,020

	$1,959,110	$8,247,390

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 21
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$507,276	$796,088

OTHER ASSETS
Cash and cash equivalents	60,403	100,468
Investments available-for-sale	—	—
Notes receivable	236,476	457,639
Deferred acquisition costs, net of accumulated amortization	40,054	42,008
Other assets	280,232	280,232

	$1,124,441	$1,676,435

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	1,279,550	1,053,710
Capital contributions payable	236,479	457,642

	1,516,029	1,511,352

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 at March 31, 2006 and 2005 issued and outstanding	(225,720)	325,384
General partner	(165,868)	(160,301)
Accumulated other comprehensive income (loss)	—	—

	(391,588)	165,083

	$1,124,441	$1,676,435

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 22
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,125,992	$3,776,184

OTHER ASSETS
Cash and cash equivalents	170,119	272,446
Investments available-for-sale	—	—
Notes receivable	—	450,981
Deferred acquisition costs, net of accumulated amortization	125,866	132,005
Other assets	5,437	167,344

	$1,427,414	$4,798,960

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	2,278,697	2,099,107
Capital contributions payable	20,270	477,996

	2,298,967	2,577,103

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 at March 31, 2006 and 2005 issued and outstanding	(643,756)	2,418,720
General partner	(227,797)	(196,863)
Accumulated other comprehensive income (loss)	—	—

	(871,553)	2,221,857

	$1,427,414	$4,798,960

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 23
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$2,647,858	$8,808,920

OTHER ASSETS
Cash and cash equivalents	84,479	126,832
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	187,180	196,311
Other assets	6,135	269,371

	$2,925,652	$9,401,434

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	1,795,005	1,554,741
Capital contributions payable	—	117,796

	1,795,005	1,672,537

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 at March 31, 2006 and 2005 issued and outstanding	1,404,187	7,936,454
General partner	(273,540)	(207,557)
Accumulated other comprehensive income (loss)	—	—

	1,130,647	7,728,897

	$2,925,652	$9,401,434

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 24
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,590,415	$5,663,873

OTHER ASSETS
Cash and cash equivalents	172,640	220,367
Investments available-for-sale	—	—
Notes receivable	—	155,478
Deferred acquisition costs, net of accumulated amortization	209,194	219,398
Other assets	201,640	857,394

	$2,173,889	$7,116,510

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$678	$678
Line of credit	—	—
Accounts payable — affiliates	1,799,684	1,598,844
Capital contributions payable	9,999	368,239

	1,810,361	1,967,761

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 at March 31, 2006 and 2005 issued and outstanding	545,191	5,282,560
General partner	(181,663)	(133,811)
Accumulated other comprehensive income (loss)	—	—

	363,528	5,148,749

	$2,173,889	$7,116,510

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 25
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$7,307,685	$11,624,522

OTHER ASSETS
Cash and cash equivalents	263,159	378,135
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	210,089	220,337
Other assets	40,320	746,785

	$7,821,253	$12,969,779

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$978	$978
Line of credit	—	—
Accounts payable — affiliates	1,606,410	1,408,733
Capital contributions payable	61,733	768,198

	1,669,121	2,177,909

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 at March 31, 2006 and 2005 issued and outstanding	6,348,055	10,941,396
General partner	(195,923)	(149,526)
Accumulated other comprehensive income (loss)	—	—

	6,152,132	10,791,870

	$7,821,253	$12,969,779

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 26
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$10,433,834	$17,047,575

OTHER ASSETS
Cash and cash equivalents	285,372	353,640
Investments available-for-sale	—	—
Notes receivable	129,062	135,822
Deferred acquisition costs, net of accumulated amortization	371,885	388,789
Other assets	28,478	1,564,626

	$11,248,631	$19,490,452

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$90	$90
Line of credit	—	—
Accounts payable — affiliates	2,760,320	2,425,562
Capital contributions payable	29,490	1,443,838

	2,789,900	3,869,490

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 at March 31, 2006 and 2005 issued and outstanding	8,714,397	15,805,006
General partner	(255,666)	(184,044)
	—	—

	8,458,731	15,620,962

	$11,248,631	$19,490,452

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 27
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$9,322,441	$12,001,035

OTHER ASSETS
Cash and cash equivalents	116,714	127,380
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	306,408	321,355
Other assets	104,014	172,425

	$9,849,577	$12,622,195

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	1,985,723	1,670,518
Capital contributions payable	39,749	39,749

	2,025,472	1,710,267

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 at March 31, 2006 and 2005 issued and outstanding	7,952,311	11,009,256
General partner	(128,206)	(97,328)
Accumulated other comprehensive income (loss)	—	—

	7,824,105	10,911,928

	$9,849,577	$12,622,195

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 28
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$14,091,283	$19,465,921

OTHER ASSETS
Cash and cash equivalents	433,154	428,256
Investments available-for-sale	—	—
Notes receivable	—	350,913
Deferred acquisition costs, net of accumulated amortization	67,662	70,962
Other assets	2,595	2,595

	$14,594,694	$20,318,647

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	159,116	—
Capital contributions payable	40,968	40,968

	200,084	40,968

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 at March 31, 2006 and 2005 issued and outstanding	14,594,412	20,418,650
General partner	(199,802)	(140,971)
Accumulated other comprehensive income (loss)	—	—

	14,394,610	20,277,679

	$14,594,694	$20,318,647

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 29
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$10,142,930	$13,896,918

OTHER ASSETS
Cash and cash equivalents	134,976	253,902
Investments available-for-sale	134,706	161,615
Notes receivable	—	20,935
Deferred acquisition costs, net of accumulated amortization	67,831	71,142
Other assets	573	782

	$10,481,016	$14,405,294

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	1,261,737	1,048,756
Capital contributions payable	45,783	66,718

	1,307,520	1,115,474

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 at March 31, 2006 and 2005 issued and outstanding	9,420,408	13,496,131
General partner	(246,912)	(205,743)
Accumulated other comprehensive income (loss)	—	(568)

	9,173,496	13,289,820

	$10,481,016	$14,405,294

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 30
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$8,375,824	$12,475,745

OTHER ASSETS
Cash and cash equivalents	412,161	300,371
Investments available-for-sale	—	—
Notes receivable	—	51,842
Deferred acquisition costs, net of accumulated amortization	435,347	456,585
Other assets	—	39,235

	$9,223,332	$13,323,778

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	626,247	405,327
Capital contributions payable	127,396	128,167

	753,643	533,494

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 at March 31, 2006 and 2005 issued and outstanding	8,612,049	12,889,438
General partner	(142,360)	(99,154)
Accumulated other comprehensive income (loss)	—	—

	8,469,689	12,790,284

	$9,223,332	$13,323,778

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 31
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$12,900,025	$17,484,487

OTHER ASSETS
Cash and cash equivalents	128,337	134,942
Investments available-for-sale	—	—
Notes receivable	570,454	641,362
Deferred acquisition costs, net of accumulated amortization	—	—
Other assets	134,137	134,136

	$13,732,953	$18,394,927

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	662,400	264,960
Capital contributions payable	611,150	682,058

	1,273,550	947,018

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 at March 31, 2006 and 2005 issued and outstanding	12,714,068	17,652,689
General partner	(254,665)	(204,780)
Accumulated other comprehensive income (loss)	—	—

	12,459,403	17,447,909

	$13,732,953	$18,394,927

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 32
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$17,553,871	$22,840,635

OTHER ASSETS
Cash and cash equivalents	386,782	439,407
Investments available-for-sale	—	—
Notes receivable	46,908	129,908
Deferred acquisition costs, net of accumulated amortization	623,273	653,670
Other assets	312,486	348,301

	$18,923,320	$24,411,921

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	1,292,198	1,010,661
Capital contributions payable	484,756	520,571

	1,776,954	1,531,232

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 at March 31, 2006 and 2005 issued and outstanding	17,381,263	23,058,243
General partner	(234,897)	(177,554)
Accumulated other comprehensive income (loss)	—	—

	17,146,366	22,880,689

	$18,923,320	$24,411,921

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 33
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$10,309,424	$14,070,311

OTHER ASSETS
Cash and cash equivalents	197,136	191,000
Investments available-for-sale	—	—
Notes receivable	32,300	58,877
Deferred acquisition costs, net of accumulated amortization	559,233	586,513
Other assets	125,000	133,131

	$11,223,093	$15,039,832

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	815,294	641,331
Capital contributions payable	194,154	202,285

	1,009,448	843,616

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 at March 31, 2006 and 2005 issued and outstanding	10,337,289	14,280,034
General partner	(123,644)	(83,818)
Accumulated other comprehensive income (loss)	—	—

	10,213,645	14,196,216

	$11,223,093	$15,039,832

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 34
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$13,515,476	$16,244,390

OTHER ASSETS
Cash and cash equivalents	124,985	198,385
Investments available-for-sale	—	—
Notes receivable	—	3,547
Deferred acquisition costs, net of accumulated amortization	888,761	932,117
Other assets	—	11,473

	$14,529,222	$17,389,912

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	1,476,583	1,183,388
Capital contributions payable	8,244	48,744

	1,484,827	1,232,132

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 at March 31, 2006 and 2005 issued and outstanding	13,214,342	16,296,593
General partner	(169,947)	(138,813)
Accumulated other comprehensive income (loss)	—	—

	13,044,395	16,157,780

	$14,529,222	$17,389,912

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 35
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$14,288,223	$16,542,608

OTHER ASSETS
Cash and cash equivalents	481,041	636,348
Investments available-for-sale	—	—
Notes receivable	—	322,784
Deferred acquisition costs, net of accumulated amortization	2,518,655	2,641,520
Other assets	14,109	124,353

	$17,302,028	$20,267,613

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	611,902	508,542
Capital contributions payable	163,782	603,740

	775,684	1,112,282

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 at March 31, 2006 and 2005 issued and outstanding	16,643,105	19,245,802
General partner	(116,761)	(90,471)
Accumulated other comprehensive income (loss)	—	—

	16,526,344	19,155,331

	$17,302,028	$20,267,613

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 36
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$9,558,174	$10,398,042

OTHER ASSETS
Cash and cash equivalents	79,450	76,718
Investments available-for-sale	—	—
Notes receivable	—	322,784
Deferred acquisition costs, net of accumulated amortization	1,729,387	1,813,747
Other assets	3,061	338,277

	$11,370,072	$12,949,568

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	993,893	809,640
Capital contributions payable	—	657,998

	993,893	1,467,638

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,837 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,837 at March 31, 2006 and 2005 issued and outstanding	10,451,081	11,545,774
General partner	(74,902)	(63,844)
Accumulated other comprehensive income (loss)	—	—

	10,376,179	11,481,930

	$11,370,072	$12,949,568

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 37
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$11,987,598	$13,869,029

OTHER ASSETS
Cash and cash equivalents	268,593	390,428
Investments available-for-sale	—	—
Notes receivable	67,239	122,562
Deferred acquisition costs, net of accumulated amortization	1,934,893	2,024,879
Other assets	81,235	98,160

	$14,339,558	$16,505,058

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	723,235	668,371
Capital contributions payable	138,438	155,363

	861,673	823,734

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 at March 31, 2006 and 2005 issued and outstanding	13,558,669	15,740,074
General partner	(80,784)	(58,750)
Accumulated other comprehensive income (loss)	—	—

	13,477,885	15,681,324

	$14,339,558	$16,505,058

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 38
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$12,865,213	$14,277,836

OTHER ASSETS
Cash and cash equivalents	193,474	200,256
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	2,205,726	2,301,626
Other assets	4,875	4,875

	$15,269,288	$16,784,593

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	784,873	595,053
Capital contributions payable	—	—

	784,873	595,053

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 at March 31, 2006 and 2005 issued and outstanding	14,557,855	16,245,929
General partner	(73,440)	(56,389)
Accumulated other comprehensive income (loss)	—	—

	14,484,415	16,189,540

	$15,269,288	$16,784,593

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 39
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$11,473,299	$12,453,172

OTHER ASSETS
Cash and cash equivalents	368,313	198,542
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	2,040,945	2,128,726
Other assets	—	184,159

	$13,882,557	$14,964,599

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	782,919	646,653
Capital contributions payable	—	—

	782,919	646,653

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,152 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,152 at March 31, 2006 and 2005 issued and outstanding	13,165,083	14,371,208
General partner	(65,445)	(53,262)
Accumulated other comprehensive income (loss)	—	—

	13,099,638	14,317,946

	$13,882,557	$14,964,599

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 40
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$14,641,314	$16,062,040

OTHER ASSETS
Cash and cash equivalents	216,126	30,695
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	2,487,742	2,590,141
Other assets	37,381	325,418

	$17,382,563	$19,008,294

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$36,733	$36,733
Line of credit	—	—
Accounts payable — affiliates	1,194,877	967,209
Capital contributions payable	8,694	152,424

	1,240,304	1,156,366

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 at March 31, 2006 and 2005 issued and outstanding	16,205,779	17,898,351
General partner	(63,520)	(46,423)
Accumulated other comprehensive income (loss)	—	—

	16,142,259	17,851,928

	$17,382,563	$19,008,294

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 41
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$12,365,495	$13,954,936

OTHER ASSETS
Cash and cash equivalents	83,998	178,767
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	2,714,999	2,830,533
Other assets	18,034	627,489

	$15,182,526	$17,591,725

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$16,522	$—
Line of credit	—	—
Accounts payable — affiliates	1,266,487	960,276
Capital contributions payable	80,566	480,554

	1,363,575	1,440,830

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 at March 31, 2006 and 2005 issued and outstanding	13,929,931	16,239,946
General partner	(110,980)	(89,051)
Accumulated other comprehensive income (loss)	—	—

	13,818,951	16,150,895

	$15,182,526	$17,591,725

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 42
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$15,197,400	$16,412,718

OTHER ASSETS
Cash and cash equivalents	971,373	943,069
Investments available-for-sale	—	—
Notes receivable	494,442	591,011
Deferred acquisition costs, net of accumulated amortization	2,772,969	2,886,153
Other assets	67,969	290,765

	$19,504,153	$21,123,716

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	547,004	775,603
Capital contributions payable	613,343	680,975

	1,160,347	1,456,578

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 at March 31, 2006 and 2005 issued and outstanding	18,401,306	19,706,698
General partner	(57,500)	(39,560)
Accumulated other comprehensive income (loss)	—	—

	18,343,806	19,667,138

	$19,504,153	$21,123,716

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 43
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$19,990,185	$21,850,521

OTHER ASSETS
Cash and cash equivalents	189,255	332,509
Investments available-for-sale	—	382,839
Notes receivable	837,352	1,102,775
Deferred acquisition costs, net of accumulated amortization	3,622,795	3,718,356
Other assets	261,996	192,557

	$24,901,583	$27,579,557

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	611,452	703,358
Capital contributions payable	399,811	822,429

	1,011,263	1,525,787

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 at March 31, 2006 and 2005 issued and outstanding	23,972,939	26,113,513
General partner	(82,619)	(56,636)
Accumulated other comprehensive income (loss)	—	(3,107)

	23,890,320	26,053,770

	$24,901,583	$27,579,557

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 44
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$16,680,157	$13,310,274

OTHER ASSETS
Cash and cash equivalents	1,356,192	1,764,709
Investments available-for-sale	228,762	4,551,671
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	2,567,428	2,658,301
Other assets	—	5,465

	$20,832,539	$22,290,420

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	—	328,018
Capital contributions payable	1,014,622	1,207,614

	1,014,622	1,535,632

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,193 at March 31, 2006 and 2005 issued and outstanding	19,857,186	20,810,026
General partner	(39,269)	(25,715)
Accumulated other comprehensive income (loss)	—	(29,523)

	19,817,917	20,754,788

	$20,832,539	$22,290,420

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 45
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$26,768,832	$25,212,481

OTHER ASSETS
Cash and cash equivalents	1,167,018	2,145,548
Investments available-for-sale	1,046,688	6,744,288
Notes receivable	300,000	—
Deferred acquisition costs, net of accumulated amortization	3,081,642	2,994,869
Other assets	267,543	1,362,092

	$32,631,723	$38,459,278

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$6,960	$—
Line of credit	—	—
Accounts payable — affiliates	—	—
Capital contributions payable	1,437,480	5,381,087

	1,444,440	5,381,087

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 at March 31, 2006 and 2005 issued and outstanding	31,229,072	33,150,543
General partner	(41,789)	(18,591)
Accumulated other comprehensive income (loss)	—	(53,761)

	31,187,283	33,078,191

	$32,631,723	$38,459,278

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 46
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$20,578,971	$16,815,777

OTHER ASSETS
Cash and cash equivalents	2,689,206	5,487,404
Investments available-for-sale	1,145,861	4,182,262
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	2,247,326	2,321,223
Other assets	4,357	14,532

	$26,665,721	$28,821,198

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Line of credit	—	—
Accounts payable — affiliates	—	83,638
Capital contributions payable	2,120,652	3,741,868

	2,120,652	3,825,506

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 at March 31, 2006 and 2005 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 at March 31, 2006 and 2005 issued and outstanding	24,562,362	25,044,166
General partner	(17,293)	(8,314)
Accumulated other comprehensive income (loss)	—	(40,160)

	24,545,069	24,995,692

	$26,665,721	$28,821,198

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS

	Total
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$846,176	$1,134,798	$1,101,678
Miscellaneous	118,170	20,737	96,233

	964,346	1,155,535	1,197,911

Share of losses from operating limited partnerships	(34,115,547)	(35,192,607)	(32,079,974)

Expenses
Fund management fee	6,379,237	6,057,625	5,942,231
Amortization	1,611,444	1,579,759	1,289,948
General and administrative expenses	1,030,769	1,243,049	1,180,164
Professional fees	919,916	770,268	778,122
Impairment loss	44,533,629	36,127,368	7,631,525
Organization costs	—	—	160,044

	54,474,995	45,778,069	16,982,034

NET LOSS	$(87,626,196)	$(79,815,141)	$(47,864,097)

Net loss allocated to general partner	$(876,261)	$(798,151)	$(478,642)

Net loss allocated to assignees	$(86,749,935)	$(79,016,990)	$(47,385,455)

Net loss per BAC	$(1.04)	$(0.94)	$(0.60)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 20
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$36,618	$9,144	$1,117
Miscellaneous	11,528	7,423	11,531

	48,146	16,567	12,648

Share of losses from operating limited partnerships	(1,886,562)	(1,077,264)	(1,710,130)

Expenses
Fund management fee	301,020	326,734	285,285
Amortization	3,572	3,572	3,572
General and administrative expenses	46,300	28,836	32,624
Professional fees	54,417	35,811	47,664
Impairment loss	1,590,120	1,627,527	414,749
Organization costs	—	—	—

	1,995,429	2,022,480	783,894

NET LOSS	$(3,833,845)	$(3,083,177)	$(2,481,376)

Net loss allocated to general partner	$(38,338)	$(30,832)	$(24,814)

Net loss allocated to assignees	$(3,795,507)	$(3,052,345)	$(2,456,562)

Net loss per BAC	$(0.98)	$(0.79)	$(0.64)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 21
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$300	$449	$866
Miscellaneous	1,121	—	796

	1,421	449	1,662

Share of losses from operating limited partnerships	(260,852)	(409,199)	(738,659)

Expenses
Fund management fee	210,686	201,908	222,840
Amortization	1,954	1,954	1,954
General and administrative expenses	23,039	20,526	20,318
Professional fees	33,601	21,281	35,957
Impairment loss	27,960	322,225	315,862
Organization costs	—	—	—

	297,240	567,894	596,931

NET LOSS	$(556,671)	$(976,644)	$(1,333,928)

Net loss allocated to general partner	$(5,567)	$(9,766)	$(13,339)

Net loss allocated to assignees	$(551,104)	$(966,878)	$(1,320,589)

Net loss per BAC	$(0.29)	$(0.51)	$(0.70)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 22
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$969	$1,067	$1,607
Miscellaneous	6,408	2,913	3,064

	7,377	3,980	4,671

Share of losses from operating limited partnerships	(754,642)	(875,241)	(1,186,141)

Expenses
Fund management fee	227,053	233,948	242,202
Amortization	6,140	6,140	6,140
General and administrative expenses	28,027	24,205	27,738
Professional fees	36,578	26,889	24,891
Impairment loss	2,048,347	3,307,138	342,983
Organization costs	—	—	—

	2,346,145	3,598,320	643,954

NET LOSS	$(3,093,410)	$(4,469,581)	$(1,825,424)

Net loss allocated to general partner	$(30,934)	$(44,696)	$(18,254)

Net loss allocated to assignees	$(3,062,476)	$(4,424,886)	$(1,807,170)

Net loss per BAC	$(1.19)	$(1.73)	$(0.70)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 23
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$413	$515	$704
Miscellaneous	5,627	801	3,460

	6,040	1,316	4,164

Share of losses from operating limited partnerships	(1,317,421)	(1,406,027)	(1,326,789)

Expenses
Fund management fee	222,826	211,951	214,527
Amortization	9,131	9,131	9,131
General and administrative expenses	32,485	27,039	30,023
Professional fees	34,086	27,033	31,566
Impairment loss	4,988,341	4,045,618	770,873
Organization costs	—	—	—

	5,286,869	4,320,772	1,056,120

NET LOSS	$(6,598,250)	$(5,725,483)	$(2,378,745)

Net loss allocated to general partner	$(65,983)	$(57,255)	$(23,787)

Net loss allocated to assignees	$(6,532,267)	$(5,668,228)	$(2,354,958)

Net loss per BAC	$(1.96)	$(1.70)	$(0.71)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 24
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$760	$841	$1,061
Miscellaneous	5,683	—	11,280

	6,443	841	12,341

Share of losses from operating limited partnerships	(685,049)	(720,777)	(687,594)

Expenses
Fund management fee	201,884	196,009	169,422
Amortization	10,205	10,204	10,205
General and administrative expenses	30,945	21,792	24,599
Professional fees	32,845	26,550	32,583
Impairment loss	3,830,736	1,461,411	55,652
Organization costs	—	—	—

	4,106,615	1,715,966	292,461

NET LOSS	$(4,785,221)	$(2,435,902)	$(967,714)

Net loss allocated to general partner	$(47,852)	$(24,359)	$(9,677)

Net loss allocated to assignees	$(4,737,369)	$(2,411,543)	$(958,037)

Net loss per BAC	$(2.18)	$(1.11)	$(0.44)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 25
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$5,579	$1,715	$2,114
Miscellaneous	—	—	4,545

	5,579	1,715	6,659

Share of losses from operating limited partnerships	(625,993)	(519,702)	(837,700)

Expenses
Fund management fee	251,343	120,242	240,501
Amortization	15,218	15,219	15,218
General and administrative expenses	29,851	25,392	29,557
Professional fees	46,574	36,481	33,316
Impairment loss	3,676,338	1,884,342	414,773
Organization costs	—	—	—

	4,019,324	2,081,676	733,365

NET LOSS	$(4,639,738)	$(2,599,663)	$(1,564,406)

Net loss allocated to general partner	$(46,397)	$(25,997)	$(15,644)

Net loss allocated to assignees	$(4,593,341)	$(2,573,666)	$(1,548,762)

Net loss per BAC	$(1.52)	$(0.85)	$(0.51)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 26
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$2,763	$1,411	$44,520
Miscellaneous	14,692	—	5,400

	17,455	1,411	49,920

Share of losses from operating limited partnerships	(1,084,371)	(1,270,160)	(1,332,679)

Expenses
Fund management fee	380,152	377,017	358,787
Amortization	16,904	16,904	16,904
General and administrative expenses	41,798	28,736	42,761
Professional fees	49,971	44,468	56,302
Impairment loss	5,606,490	3,887,714	152,937
Organization costs	—	—	—

	6,095,315	4,354,839	627,691

NET LOSS	$(7,162,231)	$(5,623,588)	$(1,910,450)

Net loss allocated to general partner	$(71,622)	$(56,236)	$(19,105)

Net loss allocated to assignees	$(7,090,609)	$(5,567,353)	$(1,891,345)

Net loss per BAC	$(1.77)	$(1.39)	$(0.47)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 27
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$473	$530	$1,385
Miscellaneous	2,413	108	5,395

	2,886	638	6,780

Share of losses from operating limited partnerships	(393,304)	(565,401)	(604,746)

Expenses
Fund management fee	286,490	288,234	286,727
Amortization	15,655	15,655	15,655
General and administrative expenses	24,132	21,317	23,109
Professional fees	27,659	21,412	22,292
Impairment loss	2,343,469	1,329,625	130,435
Organization costs	—	—	—

	2,697,405	1,676,243	478,218

NET LOSS	$(3,087,823)	$(2,241,006)	$(1,076,184)

Net loss allocated to general partner	$(30,878)	$(22,410)	$(10,762)

Net loss allocated to assignees	$(3,056,945)	$(2,218,596)	$(1,065,422)

Net loss per BAC	$(1.24)	$(0.90)	$(0.43)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 28
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$10,646	$1,353	$7,318
Miscellaneous	14,479	—	4,500

	25,125	1,353	11,818

Share of losses from operating limited partnerships	(1,142,646)	(1,561,585)	(1,408,334)

Expenses
Fund management fee	275,481	252,132	253,240
Amortization	3,300	3,300	3,300
General and administrative expenses	33,746	26,640	35,833
Professional fees	40,977	33,677	45,326
Impairment loss	4,412,044	2,671,850	—
Organization costs	—	—	—

	4,765,548	2,987,599	337,699

NET LOSS	$(5,883,069)	$(4,547,831)	$(1,734,215)

Net loss allocated to general partner	$(58,831)	$(45,478)	$(17,342)

Net loss allocated to assignees	$(5,824,238)	$(4,502,353)	$(1,716,873)

Net loss per BAC	$(1.46)	$(1.13)	$(0.43)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 29
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$8,707	$6,655	$7,347
Miscellaneous	7,240	6,092	13,990

	15,947	12,747	21,337

Share of losses from operating limited partnerships	(1,881,328)	(3,743,135)	(1,722,156)

Expenses
Fund management fee	303,202	293,594	260,728
Amortization	3,311	3,308	3,311
General and administrative expenses	34,746	31,933	36,952
Professional fees	37,592	29,034	33,291
Impairment loss	1,872,660	1,835,208	1,242,572
Organization costs	—	—	—

	2,251,511	2,193,077	1,576,854

NET LOSS	$(4,116,892)	$(5,923,465)	$(3,277,673)

Net loss allocated to general partner	$(41,169)	$(59,235)	$(32,777)

Net loss allocated to assignees	$(4,075,723)	$(5,864,230)	$(3,244,896)

Net loss per BAC	$(1.02)	$(1.47)	$(0.81)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 30
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$3,025	$484	$484
Miscellaneous	7,956	—	10,130

	10,981	484	10,614

Share of losses from operating limited partnerships	(3,527,900)	(1,318,364)	(1,092,908)

Expenses
Fund management fee	148,482	176,361	179,941
Amortization	21,238	21,234	21,239
General and administrative expenses	29,542	21,585	24,509
Professional fees	29,517	46,120	23,598
Impairment loss	574,897	1,535,995	210,417
Organization costs	—	—	—

	803,676	1,801,295	459,704

NET LOSS	$(4,320,595)	$(3,119,175)	$(1,541,998)

Net loss allocated to general partner	$(43,206)	$(31,192)	$(15,420)

Net loss allocated to assignees	$(4,277,389)	$(3,087,983)	$(1,526,578)

Net loss per BAC	$(1.61)	$(1.16)	$(0.58)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 31
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$427	$1,054	$1,375
Miscellaneous	—	3,100	6,875

	427	4,154	8,250

Share of losses from operating limited partnerships	(2,248,294)	(1,898,988)	(1,843,928)

Expenses
Fund management fee	339,299	322,288	351,440
Amortization	—	—	—
General and administrative expenses	31,780	26,961	34,723
Professional fees	41,722	26,856	25,100
Impairment loss	2,327,838	3,207,446	1,210,401
Organization costs	—	—	—

	2,740,639	3,583,551	1,621,664

NET LOSS	$(4,988,506)	$(5,478,385)	$(3,457,342)

Net loss allocated to general partner	$(49,885)	$(54,784)	$(34,573)

Net loss allocated to assignees	$(4,938,621)	$(5,423,601)	$(3,422,769)

Net loss per BAC	$(1.12)	$(1.23)	$(0.77)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 32
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$8,004	$6,189	$1,237
Miscellaneous	7,240	—	12,550

	15,244	6,189	13,787

Share of losses from operating limited partnerships	(2,053,847)	(2,039,619)	(1,929,435)

Expenses
Fund management fee	279,823	282,326	282,871
Amortization	36,724	36,723	36,725
General and administrative expenses	39,976	31,116	39,921
Professional fees	37,207	29,591	36,006
Impairment loss	3,301,990	3,092,662	1,155,289
Organization costs	—	—	—

	3,695,720	3,472,418	1,550,812

NET LOSS	$(5,734,323)	$(5,505,848)	$(3,466,460)

Net income (loss) allocated to general partner	$(57,343)	$(55,058)	$(34,665)

Net income (loss) allocated to assignees	$(5,676,980)	$(5,450,790)	$(3,431,795)

Net income (loss) per BAC	$(1.19)	$(1.15)	$(0.72)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 33
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$1,669	$749	$905
Miscellaneous	2,413	—	475

	4,082	749	1,380

Share of losses from operating limited partnerships	(888,471)	(900,536)	(824,241)

Expenses
Fund management fee	155,495	156,317	160,495
Amortization	27,280	27,277	27,281
General and administrative expenses	28,325	24,151	24,699
Professional fees	19,965	14,196	17,910
Impairment loss	2,867,117	777,932	1,155,289
Organization costs	—	—	—

	3,098,182	999,873	1,385,674

NET LOSS	$(3,982,571)	$(1,899,660)	$(2,208,535)

Net income (loss) allocated to general partner	$(39,826)	$(18,997)	$(22,085)

Net income (loss) allocated to assignees	$(3,942,745)	$(1,880,664)	$(2,186,450)

Net income (loss) per BAC	$(1.50)	$(0.71)	$(0.83)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 34
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$608	$940	$1,204
Miscellaneous	—	—	27

	608	940	1,231

Share of losses from operating limited partnerships	(1,897,930)	(2,003,128)	(1,572,623)

Expenses
Fund management fee	281,441	262,083	263,684
Amortization	43,938	43,938	43,938
General and administrative expenses	35,975	26,797	30,004
Professional fees	27,696	21,213	18,473
Impairment loss	827,013	2,354,965	59,293
Organization costs	—	—	—

	1,216,063	2,708,996	415,392

NET LOSS	$(3,113,385)	$(4,711,184)	$(1,986,784)

Net income (loss) allocated to general partner	$(31,134)	$(47,112)	$(19,868)

Net income (loss) allocated to assignees	$(3,082,251)	$(4,664,072)	$(1,966,916)

Net income (loss) per BAC	$(0.87)	$(1.32)	$(0.56)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 35
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$3,613	$2,764	$3,340
Miscellaneous	—	—	125

	3,613	2,764	3,465

Share of losses from operating limited partnerships	(1,153,704)	(1,202,299)	(1,116,553)

Expenses
Fund management fee	202,720	187,475	205,478
Amortization	129,235	129,231	129,236
General and administrative expenses	32,491	26,280	28,507
Professional fees	20,139	11,180	9,978
Impairment loss	1,094,311	890,742	—
Organization costs	—	—	—

	1,478,896	1,244,908	373,199

NET LOSS	$(2,628,987)	$(2,444,443)	$(1,486,287)

Net loss allocated to general partner	$(26,290)	$(24,444)	$(14,863)

Net loss allocated to assignees	$(2,602,697)	$(2,419,999)	$(1,471,424)

Net loss per BAC	$(0.79)	$(0.73)	$(0.45)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 36
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$300	$300	$337
Miscellaneous	4,826	150	1,608

	5,126	450	1,945

Share of losses from operating limited partnerships	(531,575)	(700,635)	(955,073)

Expenses
Fund management fee	142,770	143,599	132,862
Amortization	88,462	88,462	88,463
General and administrative expenses	27,766	22,162	23,113
Professional fees	19,623	15,422	18,775
Impairment loss	300,681	420,059	—
Organization costs	—	—	—

	579,302	689,704	263,213

NET LOSS	$(1,105,751)	$(1,389,889)	$(1,216,341)

Net loss allocated to general partner	$(11,058)	$(13,899)	$(12,163)

Net loss allocated to assignees	$(1,094,693)	$(1,375,990)	$(1,204,178)

Net loss per BAC	$(0.52)	$(0.65)	$(0.57)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 37
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$5,043	$1,280	$1,001
Miscellaneous	—	—	—

	5,043	1,280	1,001

Share of losses from operating limited partnerships	(1,187,252)	(666,386)	(901,089)

Expenses
Fund management fee	186,328	190,934	182,030
Amortization	94,821	94,821	94,822
General and administrative expenses	29,348	24,042	23,282
Professional fees	23,882	15,371	13,775
Impairment loss	686,851	606,030	—
Organization costs	—	—	—

	1,021,230	931,198	313,909

NET LOSS	$(2,203,439)	$(1,596,304)	$(1,213,997)

Net loss allocated to general partner	$(22,034)	$(15,963)	$(12,140)

Net loss allocated to assignees	$(2,181,405)	$(1,580,341)	$(1,201,857)

Net loss per BAC	$(0.87)	$(0.63)	$(0.48)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 38
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$1,666	$623	$667
Miscellaneous	4,826	—	—

	6,492	623	667

Share of losses from operating limited partnerships	(774,100)	(875,622)	(997,707)

Expenses
Fund management fee	149,225	132,796	133,298
Amortization	98,911	98,912	98,911
General and administrative expenses	29,375	24,739	27,277
Professional fees	24,698	16,853	31,365
Impairment loss	635,308	398,536	—
Organization costs	—	—	—

	937,517	671,836	290,851

NET LOSS	$(1,705,125)	$(1,546,835)	$(1,287,891)

Net loss allocated to general partner	$(17,051)	$(15,468)	$(12,879)

Net loss allocated to assignees	$(1,688,074)	$(1,531,367)	$(1,275,012)

Net loss per BAC	$(0.66)	$(0.60)	$(0.50)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 39
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$6,763	$696	$352
Miscellaneous	4,826	—	—

	11,589	696	352

Share of losses from operating limited partnerships	(825,588)	(856,990)	(1,147,985)

Expenses
Fund management fee	114,829	121,300	115,096
Amortization	90,326	90,327	90,325
General and administrative expenses	27,613	23,260	23,249
Professional fees	27,572	19,518	23,790
Impairment loss	143,969	205,047	—
Organization costs	—	—	—

	404,309	459,452	252,460

NET LOSS	$(1,218,308)	$(1,315,746)	$(1,400,093)

Net loss allocated to general partner	$(12,183)	$(13,157)	$(14,001)

Net loss allocated to assignees	$(1,206,125)	$(1,302,589)	$(1,386,092)

Net loss per BAC	$(0.53)	$(0.57)	$(0.60)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 40
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$3,640	$90	$299
Miscellaneous	7,240	—	—

	10,880	90	299

Share of losses from operating limited partnerships	(882,871)	(924,404)	(936,159)

Expenses
Fund management fee	166,320	168,842	178,958
Amortization	113,731	113,730	113,716
General and administrative expenses	31,024	24,761	25,928
Professional fees	30,358	31,987	29,039
Impairment loss	496,245	265,296	—
Organization costs	—	—	—

	837,678	604,616	347,641

NET LOSS	$(1,709,669)	$(1,528,930)	$(1,283,501)

Net loss allocated to general partner	$(17,097)	$(15,289)	$(12,835)

Net loss allocated to assignees	$(1,692,572)	$(1,513,641)	$(1,270,666)

Net loss per BAC	$(0.64)	$(0.58)	$(0.48)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 41
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$977	$4,390	$34,112
Miscellaneous	4,826	150	—

	5,803	4,540	34,112

Share of losses from operating limited partnerships	(1,321,865)	(4,159,348)	(1,748,067)

Expenses
Fund management fee	236,861	243,637	265,834
Amortization	133,927	133,882	133,405
General and administrative expenses	40,137	26,648	40,583
Professional fees	32,287	24,432	35,586
Impairment loss	433,672	—	—
Organization costs	—	—	—

	876,884	428,599	475,408

NET LOSS	$(2,192,946)	$(4,583,407)	$(2,189,363)

Net loss allocated to general partner	$(21,929)	$(45,834)	$(21,894)

Net loss allocated to assignees	$(2,171,017)	$(4,537,573)	$(2,167,469)

Net loss per BAC	$(0.75)	$(1.57)	$(0.75)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 42
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$23,280	$8,848	$244,164
Miscellaneous	4,826	—	—

	28,106	8,848	244,164

Share of losses from operating limited partnerships	(1,212,526)	(1,150,391)	(1,617,204)

Expenses
Fund management fee	215,087	212,025	230,369
Amortization	116,222	115,498	113,984
General and administrative expenses	35,488	28,383	56,961
Professional fees	31,266	24,105	28,303
Impairment loss	211,556	—	—
Organization costs	—	—	—

	609,619	380,011	429,617

NET LOSS	$(1,794,039)	$(1,521,554)	$(1,802,657)

Net loss allocated to general partner	$(17,940)	$(15,216)	$(18,027)

Net loss allocated to assignees	$(1,776,099)	$(1,506,338)	$(1,784,630)

Net loss per BAC	$(0.65)	$(0.55)	$(0.65)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 43
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$154,822	$77,015	$332,177
Miscellaneous	—	—	224

	154,822	77,015	332,401

Share of losses from operating limited partnerships	(1,994,960)	(2,028,092)	(2,388,403)

Expenses
Fund management fee	276,894	271,099	297,470
Amortization	165,209	164,530	148,464
General and administrative expenses	41,524	71,451	135,930
Professional fees	38,861	35,785	41,408
Impairment loss	235,676	—	—
Organization costs	—	—	—

	758,164	542,865	623,272

NET LOSS	$(2,598,302)	$(2,493,942)	$(2,679,274)

Net loss allocated to general partner	$(25,983)	$(24,939)	$(26,793)

Net loss allocated to assignees	$(2,572,319)	$(2,469,003)	$(2,652,481)

Net loss per BAC	$(0.71)	$(0.68)	$(0.73)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 44
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$163,688	$229,754	$159,792
Miscellaneous	—	—	—

	163,688	229,754	159,792

Share of losses from operating limited partnerships	(1,001,516)	(866,297)	(1,113,620)

Expenses
Fund management fee	273,838	194,548	211,545
Amortization	123,592	101,629	28,115
General and administrative expenses	83,465	147,563	126,637
Professional fees	36,686	33,398	22,651
Impairment loss	—	—	—
Organization costs	—	—	—

	517,581	477,138	388,948

NET LOSS	$(1,355,409)	$(1,113,681)	$(1,342,776)

Net loss allocated to general partner	$(13,554)	$(11,137)	$(13,428)

Net loss allocated to assignees	$(1,341,855)	$(1,102,544)	$(1,329,348)

Net loss per BAC	$(0.50)	$(0.41)	$(0.49)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 45
			Period
			July 1, 2003
			(date of
			inception)
	Year ended	Year ended	through
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$209,103	$521,517	$188,694
Miscellaneous	—	—	258

	209,103	521,517	188,952

Share of losses from operating limited partnerships	(1,918,960)	(1,067,071)	(258,419)

Expenses
Fund management fee	331,068	281,588	176,720
Amortization	138,420	133,300	32,122
General and administrative expenses	87,385	287,083	160,735
Professional fees	53,079	67,210	27,107
Impairment loss	—	—	—
Organization costs	—	—	78,231

	609,952	769,181	474,915

NET LOSS	$(2,319,809)	$(1,314,735)	$(544,382)

Net loss allocated to general partner	$(23,198)	$(13,147)	$(5,444)

Net loss allocated to assignees	$(2,296,611)	$(1,301,588)	$(538,938)

Net loss per BAC	$(0.57)	$(0.32)	$(0.34)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 46
			Period
			September 23,
			2003 (date of
			inception)
	Year ended	Year ended	through
	March 31,	March 31,	March 31,
	2006	2005	2004
Income
Interest income	$192,320	$254,425	$63,499
Miscellaneous	—	—	—

	192,320	254,425	63,499

Share of losses from operating limited partnerships	(662,020)	(385,946)	(81,632)

Expenses
Fund management fee	218,620	208,638	39,881
Amortization	104,018	100,878	3,812
General and administrative expenses	74,486	149,651	50,592
Professional fees	31,058	34,395	12,070
Impairment loss	—	—	—
Organization costs	—	—	81,813

	428,182	493,562	188,168

NET LOSS	$(897,882)	$(625,083)	$(206,301)

Net loss allocated to general partner	$(8,979)	$(6,251)	$(2,063)

Net loss allocated to assignees	$(888,903)	$(618,832)	$(204,238)

Net loss per BAC	$(0.30)	$(0.21)	$(0.66)

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Total	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$465,720,104	$(1,790,531)	$46,606		$463,976,179
Capital contributions	84,182,410	—	—		84,182,410
Selling commissions and registration costs	(10,244,145)	—	—		(10,244,145)
Comprehensive income (loss)
Net income (loss)	(47,385,455)	(478,642)	—	$(47,864,097)	(47,864,097)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(12,806)	(12,806)	(12,806)

Total comprehensive income (loss)				$(47,876,903)

Partners’ capital (deficit), March 31, 2004	492,272,914	(2,269,173)	33,800		490,037,541
Capital contributions	—	—	—		—
Selling commissions and registration costs	(2,262)	—	—		(2,262)
Comprehensive income (loss)
Net income (loss)	(79,016,993)	(798,151)	—	$(79,815,144)	(79,815,144)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(160,919)	(160,919)	(160,919)

Total comprehensive income (loss)				$(79,976,063)

Partners’ capital (deficit), March 31, 2005	413,253,659	(3,067,324)	(127,119)		410,059,216
Selling commissions and registration costs refund, net	2,073,706	—	—		2,073,706
Distributions	(2,370,351)	—	—		(2,370,351)
Comprehensive income (loss)
Net income (loss)	(86,749,935)	(876,261)	—	$(87,626,196)	(87,626,196)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	127,119	127,119	127,119

Total comprehensive income (loss)				$(87,499,077)

Partners’ capital (deficit), March 31, 2006	$326,207,079	$(3,943,585)	$—		$322,263,494

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 20	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$10,839,982	$(224,409)	$—		$10,615,573
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,456,562)	(24,814)	—	$(2,481,376)	(2,481,376)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,481,376)

Partners’ capital (deficit), March 31, 2004	8,383,420	(249,223)	—		8,134,197
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(3,052,345)	(30,832)	—	$(3,083,177)	(3,083,177)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,083,177)

Partners’ capital (deficit), March 31, 2005	5,331,075	(280,055)	—		5,051,020
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	(2,231,353)	—	—		(2,231,353)
Comprehensive income (loss)
Net income (loss)	(3,795,507)	(38,338)	—	$(3,833,845)	(3,833,845)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,833,845)

Partners’ capital (deficit), March 31, 2006	$(695,785)	$(318,393)	$—		$(1,014,178)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 21	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$2,612,851	$(137,196)	$—		$2,475,655
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,320,589)	(13,339)	—	$(1,333,928)	(1,333,928)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,333,928)

Partners’ capital (deficit), March 31, 2004	1,292,262	(150,535)	—		1,141,727
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(966,878)	(9,766)	—	$(976,644)	(976,644)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(976,644)

Partners’ capital (deficit), March 31, 2005	325,384	(160,301)	—		165,083
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(551,104)	(5,567)	—	$(556,671)	(556,671)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(556,671)

Partners’ capital (deficit), March 31, 2006	$(225,720)	$(165,868)	$—		$(391,588)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 22	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$8,650,776	$(133,913)	$—		$8,516,863
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,807,170)	(18,254)	—	$(1,825,424)	(1,825,424)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,825,424)

Partners’ capital (deficit), March 31, 2004	6,843,606	(152,167)	—		6,691,439
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(4,424,886)	(44,696)	—	$(4,469,582)	(4,469,582)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,469,582)

Partners’ capital (deficit), March 31, 2005	2,418,720	(196,863)	—		2,221,857
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(3,062,476)	(30,934)	—	$(3,093,410)	(3,093,410)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,093,410)

Partners’ capital (deficit), March 31, 2006	$(643,756)	$(227,797)	$—		$(871,553)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 23	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$15,959,640	$(126,515)	$—		$15,833,125
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,354,958)	(23,787)	—	$(2,378,745)	(2,378,745)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,378,745)

Partners’ capital (deficit), March 31, 2004	13,604,682	(150,302)	—		13,454,380
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(5,668,228)	(57,255)	—	$(5,725,483)	(5,725,483)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(5,725,483)

Partners’ capital (deficit), March 31, 2005	7,936,454	(207,557)	—		7,728,897
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(6,532,267)	(65,983)	—	$(6,598,250)	(6,598,250)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(6,598,250)

Partners’ capital (deficit), March 31, 2006	$1,404,187	$(273,540)	$—		$1,130,647

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 24	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$8,652,140	$(99,775)	$—		$8,552,365
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(958,037)	(9,677)	—	$(967,714)	(967,714)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(967,714)

Partners’ capital (deficit), March 31, 2004	7,694,103	(109,452)	—		7,584,651
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,411,543)	(24,359)	—	$(2,435,902)	(2,435,902)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,435,902)

Partners’ capital (deficit), March 31, 2005	5,282,560	(133,811)	—		5,148,749
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(4,737,369)	(47,852)	—	$(4,785,221)	(4,785,221)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,785,221)

Partners’ capital (deficit), March 31, 2006	$545,191	$(181,663)	$—		$363,528

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			Other
		General	Comprehensive	Comprehensive
Series 25	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$15,063,824	$(107,885)	$—		$14,955,939
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,548,762)	(15,644)	—	$(1,564,406)	(1,564,406)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,564,406)

Partners’ capital (deficit), March 31, 2004	13,515,062	(123,529)	—		13,391,533
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,573,666)	(25,997)	—	$(2,599,663)	(2,599,663)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,599,663)

Partners’ capital (deficit), March 31, 2005	10,941,396	(149,526)	—		10,791,870
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(4,593,341)	(46,397)	—	$(4,639,738)	(4,639,738)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,639,738)

Partners’ capital (deficit), March 31, 2006	$6,348,055	$(195,923)	$—		$6,152,132

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 26	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$23,263,704	$(108,703)	$—		$23,155,001
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,891,345)	(19,105)	—	$(1,910,450)	(1,910,450)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,910,450)

Partners’ capital (deficit), March 31, 2004	21,372,359	(127,808)	—		21,244,551
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(5,567,353)	(56,236)	—	$(5,623,589)	(5,623,589)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(5,623,589)

Partners’ capital (deficit), March 31, 2005	15,805,006	(184,044)	—		15,620,962
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(7,090,609)	(71,622)	—	$(7,162,231)	(7,162,231)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(7,162,231)

Partners’ capital (deficit), March 31, 2006	$8,714,397	$(255,666)	$—		$8,458,731

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 27	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$14,293,274	$(64,156)	$—		$14,229,118
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,065,422)	(10,762)	—	$(1,076,184)	(1,076,184)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,076,184)

Partners’ capital (deficit), March 31, 2004	13,227,852	(74,918)	—		13,152,934
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,218,596)	(22,410)	—	$(2,241,006)	(2,241,006)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,241,006)

Partners’ capital (deficit), March 31, 2005	11,009,256	(97,328)	—		10,911,928
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(3,056,945)	(30,878)	—	$(3,087,823)	(3,087,823)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,087,823)

Partners’ capital (deficit), March 31, 2006	$7,952,311	$(128,206)	$—		$7,824,105

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 28	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$26,637,876	$(78,151)	$271		$26,559,996
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,716,873)	(17,342)	—	$(1,734,215)	(1,734,215)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(271)	(271)	(271)

Total comprehensive income (loss)				$(1,734,486)

Partners’ capital (deficit), March 31, 2004	24,921,003	(95,493)	—		24,825,510
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(4,502,353)	(45,478)	—	$(4,547,831)	(4,547,831)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,547,831)

Partners’ capital (deficit), March 31, 2005	20,418,650	(140,971)	—		20,277,679
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(5,824,238)	(58,831)	—	$(5,883,069)	(5,883,069)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(5,883,069)

Partners’ capital (deficit), March 31, 2006	$14,594,412	$(199,802)	$—		$14,394,610

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 29	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$22,605,257	$(113,731)	$(97)		$22,491,429
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(3,244,896)	(32,777)	—	$(3,277,673)	(3,277,673)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(165)	(165)	(165)

Total comprehensive income (loss)				$(3,277,838)

Partners’ capital (deficit), March 31, 2004	19,360,361	(146,508)	(262)		19,213,591
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(5,864,230)	(59,235)	—	$(5,923,465)	(5,923,465)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(306)	(306)	(306)

Total comprehensive income (loss)				$(5,923,771)

Partners’ capital (deficit), March 31, 2005	13,496,131	(205,743)	(568)		13,289,820
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(4,075,723)	(41,169)	—	$(4,116,892)	(4,116,892)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	568	568	568

Total comprehensive income (loss)				$(4,116,324)

Partners’ capital (deficit), March 31, 2006	$9,420,408	$(246,912)	$—		$9,173,496

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 30	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$17,503,999	$(52,542)	$—		$17,451,457
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,526,578)	(15,420)	—	$(1,541,998)	(1,541,998)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,541,998)

Partners’ capital (deficit), March 31, 2004	15,977,421	(67,962)	—		15,909,459
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(3,087,983)	(31,192)	—	$(3,119,175)	(3,119,175)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,119,175)

Partners’ capital (deficit), March 31, 2005	12,889,438	(99,154)	—		12,790,284
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(4,277,389)	(43,206)	—	$(4,320,595)	(4,320,595)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,320,595)

Partners’ capital (deficit), March 31, 2006	$8,612,049	$(142,360)	$—		$8,469,689

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 31	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$26,499,059	$(115,423)	$—		$26,383,636
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(3,422,769)	(34,573)	—	$(3,457,342)	(3,457,342)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,457,342)

Partners’ capital (deficit), March 31, 2004	23,076,290	(149,996)	—		22,926,294
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(5,423,601)	(54,784)	—	$(5,478,385)	(5,478,385)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(5,478,385)

Partners’ capital (deficit), March 31, 2005	17,652,689	(204,780)	—		17,447,909
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(4,938,621)	(49,885)	—	$(4,988,506)	(4,988,506)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,988,506)

Partners’ capital (deficit), March 31, 2006	$12,714,068	$(254,665)	$—		$12,459,403

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 32	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$31,940,828	$(87,831)	$—		$31,852,997
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(3,431,795)	(34,665)	—	$(3,466,460)	(3,466,460)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,466,460)

Partners’ capital (deficit), March 31, 2004	28,509,033	(122,496)	—		28,386,537
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(5,450,790)	(55,058)	—	$(5,505,848)	(5,505,848)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(5,505,848)

Partners’ capital (deficit), March 31, 2005	23,058,243	(177,554)	—		22,880,689
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(5,676,980)	(57,343)	—	$(5,734,323)	(5,734,323)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(5,734,323)

Partners’ capital (deficit), March 31, 2006	$17,381,263	$(234,897)	$—		$17,146,366

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 33	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$18,347,148	$(42,736)	$—		$18,304,412
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,186,450)	(22,085)	—	$(2,208,535)	(2,208,535)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,208,535)

Partners’ capital (deficit), March 31, 2004	16,160,698	(64,821)	—		16,095,877
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,880,664)	(18,997)	—	$(1,899,661)	(1,899,661)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,899,661)

Partners’ capital (deficit), March 31, 2005	14,280,034	(83,818)	—		14,196,216
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(3,942,745)	(39,826)	—	$(3,982,571)	(3,982,571)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,982,571)

Partners’ capital (deficit), March 31, 2006	$10,337,289	$(123,644)	$—		$10,213,645

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 34	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$22,927,581	$(71,833)	$—		$22,855,748
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,966,916)	(19,868)	—	$(1,986,784)	(1,986,784)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,986,784)

Partners’ capital (deficit), March 31, 2004	20,960,665	(91,701)	—		20,868,964
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(4,664,072)	(47,112)	—	$(4,711,184)	(4,711,184)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,711,184)

Partners’ capital (deficit), March 31, 2005	16,296,593	(138,813)	—		16,157,780
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(3,082,251)	(31,134)	—	$(3,113,385)	(3,113,385)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,113,385)

Partners’ capital (deficit), March 31, 2006	$13,214,342	$(169,947)	$—		$13,044,395

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 35	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$23,137,225	$(51,164)	$—		$23,086,061
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,471,424)	(14,863)	—	$(1,486,287)	(1,486,287)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,486,287)

Partners’ capital (deficit), March 31, 2004	21,665,801	(66,027)	—		21,599,774
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,419,999)	(24,444)	—	$(2,444,443)	(2,444,443)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,444,443)

Partners’ capital (deficit), March 31, 2005	19,245,802	(90,471)	—		19,155,331
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,602,697)	(26,290)	—	$(2,628,987)	(2,628,987)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,628,987)

Partners’ capital (deficit), March 31, 2006	$16,643,105	$(116,761)	$—		$16,526,344

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 36	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$14,125,942	$(37,782)	$—		$14,088,160
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,204,178)	(12,163)	—	$(1,216,341)	(1,216,341)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,216,341)

Partners’ capital (deficit), March 31, 2004	12,921,764	(49,945)	—		12,871,819
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,375,990)	(13,899)	—	$(1,389,889)	(1,389,889)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,389,889)

Partners’ capital (deficit), March 31, 2005	11,545,774	(63,844)	—		11,481,930
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,094,693)	(11,058)	—	$(1,105,751)	(1,105,751)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,105,751)

Partners’ capital (deficit), March 31, 2006	$10,451,081	$(74,902)	$—		$10,376,179

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 37	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$18,522,272	$(30,647)	$—		$18,491,625
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,201,857)	(12,140)	—	$(1,213,997)	(1,213,997)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,213,997)

Partners’ capital (deficit), March 31, 2004	17,320,415	(42,787)	—		17,277,628
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,580,341)	(15,963)	—	$(1,596,304)	(1,596,304)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,596,304)

Partners’ capital (deficit), March 31, 2005	15,740,074	(58,750)	—		15,681,324
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,181,405)	(22,034)	—	$(2,203,439)	(2,203,439)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,203,439)

Partners’ capital (deficit), March 31, 2006	$13,558,669	$(80,784)	$—		$13,477,885

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 38	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$19,052,308	$(28,042)	$—		$19,024,266
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,275,012)	(12,879)	—	$(1,287,891)	(1,287,891)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,287,891)

Partners’ capital (deficit), March 31, 2004	17,777,296	(40,921)	—		17,736,375
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,531,367)	(15,468)	—	$(1,546,835)	(1,546,835)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,546,835)

Partners’ capital (deficit), March 31, 2005	16,245,929	(56,389)	—		16,189,540
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,688,074)	(17,051)	—	$(1,705,125)	(1,705,125)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,705,125)

Partners’ capital (deficit), March 31, 2006	$14,557,855	$(73,440)	$—		$14,484,415

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 39	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$17,059,889	$(26,104)	$		$17,033,785
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,386,092)	(14,001)	—	$(1,400,093)	(1,400,093)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,400,093)

Partners’ capital (deficit), March 31, 2004	15,673,797	(40,105)	—		15,633,692
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,302,589)	(13,157)	—	$(1,315,746)	(1,315,746)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,315,746)

Partners’ capital (deficit), March 31, 2005	14,371,208	(53,262)	—		14,317,946
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,206,125)	(12,183)	—	$(1,218,308)	(1,218,308)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,218,308)

Partners’ capital (deficit), March 31, 2006	$13,165,083	$(65,445)	$—		$13,099,638

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 40	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$20,682,658	$(18,299)	$—		$20,664,359
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,270,666)	(12,835)	—	$(1,283,501)	(1,283,501)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,283,501)

Partners’ capital (deficit), March 31, 2004	19,411,992	(31,134)	—		19,380,858
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,513,641)	(15,289)	—	$(1,528,930)	(1,528,930)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,528,930)

Partners’ capital (deficit), March 31, 2005	17,898,351	(46,423)	—		17,851,928
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,692,572)	(17,097)	—	$(1,709,669)	(1,709,669)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,709,669)

Partners’ capital (deficit), March 31, 2006	$16,205,779	$(63,520)	$—		$16,142,259

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 41	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$22,944,988	$(21,323)	$(33)		$22,923,632
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,167,469)	(21,894)	—	$(2,189,363)	(2,189,363)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	33	33	33

Total comprehensive income (loss)				$(2,189,330)

Partners’ capital (deficit), March 31, 2004	20,777,519	(43,217)	—		20,734,302
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(4,537,573)	(45,834)	—	$(4,583,407)	(4,583,407)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,583,407)

Partners’ capital (deficit), March 31, 2005	16,239,946	(89,051)	—		16,150,895
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	(138,998)	—	—		(138,998)
Comprehensive income (loss)
Net income (loss)	(2,171,017)	(21,929)	—	$(2,192,946)	(2,192,946)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,192,946)

Partners’ capital (deficit), March 31, 2006	$13,929,931	$(110,980)	$—		$13,818,951

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 42	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$22,997,666	$(6,317)	$44,599		$23,035,948
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,784,630)	(18,027)	—	$(1,802,657)	(1,802,657)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(44,599)	(44,599)	(44,599)

Total comprehensive income (loss)				$(1,847,256)

Partners’ capital (deficit), March 31, 2004	21,213,036	(24,344)	—		21,188,692
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,506,338)	(15,216)	—	$(1,521,554)	(1,521,554)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,521,554)

Partners’ capital (deficit), March 31, 2005	19,706,698	(39,560)	—		19,667,138
Selling commissions and registration costs refund, net	470,707	—	—		470,707
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,776,099)	(17,940)	—	$(1,794,039)	(1,794,039)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,794,039)

Partners’ capital (deficit), March 31, 2006	$18,401,306	$(57,500)	$—		$18,343,806

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 43	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$31,123,737	$(4,904)	$1,866		$31,120,699
Capital contributions	—	—	—		—
Selling commissions and registration costs	111,260	—	—		111,260
Comprehensive income (loss)
Net income (loss)	(2,652,481)	(26,793)	—	$(2,679,274)	(2,679,274)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	7,436	7,436	7,436

Total comprehensive income (loss)				$(2,671,838)

Partners’ capital (deficit), March 31, 2004	28,582,516	(31,697)	9,302		28,560,121
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,469,003)	(24,939)	—	$(2,493,942)	(2,493,942)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(12,409)	(12,409)	(12,409)

Total comprehensive income (loss)				$(2,506,351)

Partners’ capital (deficit), March 31, 2005	26,113,513	(56,636)	(3,107)		26,053,770
Selling commissions and registration costs refund, net	431,745	—	—		431,745
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,572,319)	(25,983)	—	$(2,598,302)	(2,598,302)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	3,107	3,107	3,107

Total comprehensive income (loss)				$(2,595,195)

Partners’ capital (deficit), March 31, 2006	$23,972,939	$(82,619)	$—		$23,890,320

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006, 2005 and 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 44	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$10,275,480	$(1,150)	$—		$10,274,330
Capital contributions	14,228,760	—	—		14,228,760
Selling commissions and registration costs	(1,262,322)	—	—		(1,262,322)
Comprehensive income (loss)
Net income (loss)	(1,329,348)	(13,428)	—	$(1,342,776)	(1,342,776)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	8,868	8,868	8,868

Total comprehensive income (loss)				$(1,333,908)

Partners’ capital (deficit), March 31, 2004	21,912,570	(14,578)	8,868		21,906,860
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,102,544)	(11,137)	—	$(1,113,681)	(1,113,681)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(38,391)	(38,391)	(38,391)

Total comprehensive income (loss)				$(1,152,072)

Partners’ capital (deficit), March 31, 2005	20,810,026	(25,715)	(29,523)		20,754,788
Selling commissions and registration costs refund, net	389,015	—	—		389,015
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,341,855)	(13,554)	—	$(1,355,409)	(1,355,409)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	29,523	29,523	29,523

Total comprehensive income (loss)				$(1,325,886)

Partners’ capital (deficit), March 31, 2006	$19,857,186	$(39,269)	$—		$19,817,917

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006 and 2005 and for the period July 1, 2003 (date of inception) through
March 31, 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 45	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$—	$—	$—		$—
Capital contributions	40,143,670	—	—		40,143,670
Selling commissions and registration costs	(5,149,963)	—	—		(5,149,963)
Comprehensive income (loss)
Net income (loss)	(538,938)	(5,444)	—	$(544,382)	(544,382)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	17,528	17,528	17,528

Total comprehensive income (loss)				$(526,854)

Partners’ capital (deficit), March 31, 2004	34,454,769	(5,444)	17,528		34,466,853
Capital contributions	—	—	—		—
Selling commissions and registration costs	(2,638)	—	—		(2,638)
Comprehensive income (loss)
Net income (loss)	(1,301,588)	(13,147)	—	$(1,314,735)	(1,314,735)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(71,289)	(71,289)	(71,289)

Total comprehensive income (loss)				$(1,386,024)

Partners’ capital (deficit), March 31, 2005	33,150,543	(18,591)	(53,761)		33,078,191
Selling commissions and registration costs refund, net	375,140	—	—		375,140
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,296,611)	(23,198)	—	$(2,319,809)	(2,319,809)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	53,761	53,761	53,761

Total comprehensive income (loss)				$(2,266,048)

Partners’ capital (deficit), March 31, 2006	$31,229,072	$(41,789)	$—		$31,187,283

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2006 and 2005 and for the period September 23, 2003 (date of inception)
through March 31, 2004

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 46	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2003	$—	$—	$—		$—
Capital contributions	29,809,980	—	—		29,809,980
Selling commissions and registration costs	(3,943,120)	—	—		(3,943,120)
Comprehensive income (loss)
Net income (loss)	(204,238)	(2,063)	—	$(206,301)	(206,301)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(1,636)	(1,636)	(1,636)

Total comprehensive income (loss)				$(207,937)

Partners’ capital (deficit), March 31, 2004	25,662,622	(2,063)	(1,636)		25,658,923
Capital contributions	—	—	—		—
Selling commissions and registration costs	376	—	—		376
Comprehensive income (loss)
Net income (loss)	(618,832)	(6,251)	—	$(625,083)	(625,083)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(38,524)	(38,524)	(38,524)

Total comprehensive income (loss)				$(663,607)

Partners’ capital (deficit), March 31, 2005	25,044,166	(8,314)	(40,160)		24,995,692
Selling commissions and registration costs refund, net	407,099	—	—		407,099
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(888,903)	(8,979)	—	$(897,882)	(897,882)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	40,160	40,160	40,160

Total comprehensive income (loss)				$(857,722)

Partners’ capital (deficit), March 31, 2006	$24,562,362	$(17,293)	$—		$24,545,069

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS

	Total
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(87,626,196)	$(79,815,141)	$(47,864,097)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	34,115,548	35,192,607	32,079,974
Impairment loss	44,533,629	36,127,368	7,631,525
Distributions received from operating limited partnerships	392,168	4,137,853	158,675
Amortization	1,611,440	1,579,759	1,289,948
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	616,833	992,030	644,603
Accounts payable and accrued expenses	16,522	(28,003)	(1,023,625)
Accounts payable — affiliates	4,059,692	4,519,135	6,284,019

Net cash provided by (used in) operating activities	(2,280,364)	2,705,608	(798,978)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(278,395)	(680,890)	(6,442,677)
Capital contributions paid to operating limited partnerships	(14,856,317)	(21,825,777)	(45,062,714)
Deposits for purchases of operating limited partnerships	—	—	62,031
(Advances to) repayments from operating limited partnerships	(2,811,615)	681,009	179,950
Proceeds from disposition of operating limited partnerships	420,525	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	13,593,777	4,416,826	(14,594,846)

Net cash provided by (used in) investing activities	(3,932,025)	(17,408,832)	(65,858,256)

Cash flows from financing activities
Capital contributions received	—	—	84,182,410
Selling commissions and registration costs (paid)/refunded	2,073,706	(2,262)	(10,355,405)
Distributions	(2,370,351)	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	(296,645)	(2,262)	73,827,005

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(6,509,034)	(14,705,486)	7,169,771

Cash and cash equivalents, beginning	18,346,447	33,051,933	25,882,162

Cash and cash equivalents, ending	$11,837,413	$18,346,447	$33,051,933

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Total
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships	$2,801,015	$11,226,370	$53,887,584

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated	$426,451	$1,140,141	$1,054,392

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships	$6,350,349	$1,470,843	$9,878,224

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships	$—	$22,488	$1,517,109

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships	$192,219	$—	$7,168

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 20
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(3,833,845)	$(3,083,177)	$(2,481,376)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,886,563	1,077,264	1,710,130
Impairment loss	1,590,120	1,627,527	414,749
Distributions received from operating limited partnerships	9,659	3,375,375	9,762
Amortization	3,572	3,572	3,573
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	356,837	(66,575)	(7,445)
Accounts payable and accrued expenses	—	—	(9,902)
Accounts payable — affiliates	164,942	(750,180)	368,242

Net cash provided by (used in) operating activities	177,848	2,183,806	7,733

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	14	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	420,525	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	420,539	—	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	(2,231,353)	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	(2,231,353)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,632,966)	2,183,806	7,733

Cash and cash equivalents, beginning	2,435,923	252,117	244,384

Cash and cash equivalents, ending	$802,957	$2,435,923	$252,117

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 20
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated	$135,269	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships	$252,771	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships	$—	$3,732	$817,455

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 21
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(556,671)	$(976,644)	$(1,333,928)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	260,852	409,199	738,659
Impairment loss	27,960	322,225	315,862
Distributions received from operating limited partnerships	—	—	436
Amortization	1,954	1,954	1,954
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	(17,000)
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	225,840	200,841	225,840

Net cash provided by (used in) operating activities	(40,065)	(42,425)	(68,177)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(40,065)	(42,425)	(68,177)

Cash and cash equivalents, beginning	100,468	142,893	211,070

Cash and cash equivalents, ending	$60,403	$100,468	$142,893

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 21
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships	$221,163	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 22
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(3,093,410)	$(4,469,581)	$(1,825,424)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	754,642	875,241	1,186,141
Impairment loss	2,048,347	3,307,138	342,983
Distributions received from operating limited partnerships	3,863	25,277	1,731
Amortization	6,140	6,140	6,140
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	575
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	179,591	209,592	254,591

Net cash provided by (used in) operating activities	(100,827)	(46,193)	(33,263)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(1,500)	(1,500)	(1,500)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	(1,500)	(1,500)	(1,500)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(102,327)	(47,693)	(34,763)

Cash and cash equivalents, beginning	272,446	320,139	354,902

Cash and cash equivalents, ending	$170,119	$272,446	$320,139

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 22
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated	$5,245	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships	$450,981	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 23
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(6,598,250)	$(5,725,483)	$(2,378,745)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,317,421	1,406,027	1,326,789
Impairment loss	4,988,341	4,045,618	770,873
Distributions received from operating limited partnerships	—	10,579	5,187
Amortization	9,131	9,131	9,131
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	500	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	240,265	240,265	240,264

Net cash provided by (used in) operating activities	(42,592)	(13,863)	(26,501)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	239	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	239	—	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(42,353)	(13,863)	(26,501)

Cash and cash equivalents, beginning	126,832	140,695	167,196

Cash and cash equivalents, ending	$84,479	$126,832	$140,695

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 23
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships	$118,036	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 24
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(4,785,221)	$(2,435,902)	$(967,714)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	685,049	720,777	687,594
Impairment loss	3,830,736	1,461,411	55,652
Distributions received from operating limited partnerships	4,425	16,849	1,138
Amortization	10,204	10,204	10,205
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	22,166
Accounts payable and accrued expenses	—	—	(39,200)
Accounts payable — affiliates	200,840	225,840	218,337

Net cash provided by (used in) operating activities	(53,967)	(821)	(11,822)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	6,240	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	6,240	—	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(47,727)	(821)	(11,822)

Cash and cash equivalents, beginning	220,367	221,188	233,010

Cash and cash equivalents, ending	$172,640	$220,367	$221,188

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 24
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships	$358,240	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships	$—	$—	$561,366

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 25
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(4,639,738)	$(2,599,663)	$(1,564,406)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	625,993	519,702	837,700
Impairment loss	3,676,338	1,884,342	414,773
Distributions received from operating limited partnerships	9,535	17,505	10,178
Amortization	15,219	15,219	15,218
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	829
Accounts payable and accrued expenses	—	—	(29,900)
Accounts payable — affiliates	197,677	272,676	272,677

Net cash provided by (used in) operating activities	(114,976)	109,781	(42,931)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	(175,506)	(2,906)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	(175,506)	(2,906)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(114,976)	(65,725)	(45,837)

Cash and cash equivalents, beginning	378,135	443,860	489,697

Cash and cash equivalents, ending	$263,159	$378,135	$443,860

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 25
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships	$—	$—	$2,906

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships	$358,240	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 26
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(7,162,231)	$(5,623,588)	$(1,910,450)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,084,371	1,270,160	1,332,679
Impairment loss	5,606,490	3,887,714	152,937
Distributions received from operating limited partnerships	43,679	19,755	15,546
Amortization	16,904	16,904	16,903
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	1,000	—	30,030
Accounts payable and accrued expenses	—	—	(100,593)
Accounts payable — affiliates	334,759	334,754	436,639

Net cash provided by (used in) operating activities	(75,028)	(94,301)	(26,309)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	(41,895)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	6,760	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	6,760	—	(41,895)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(68,268)	(94,301)	(68,204)

Cash and cash equivalents, beginning	353,640	447,941	516,145

Cash and cash equivalents, ending	$285,372	$353,640	$447,941

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 26
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships	$—	$—	$10,353

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated	$14,288	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships	$1,400,060	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 27
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(3,087,823)	$(2,241,006)	$(1,076,184)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	393,304	565,401	604,746
Impairment loss	2,343,469	1,329,625	130,435
Distributions received from operating limited partnerships	9,524	8,453	4,476
Amortization	15,655	15,655	15,654
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	315,205	215,205	215,206

Net cash provided by (used in) operating activities	(10,666)	(106,667)	(105,667)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(10,666)	(106,667)	(105,667)

Cash and cash equivalents, beginning	127,380	234,047	339,714

Cash and cash equivalents, ending	$116,714	$127,380	$234,047

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 27
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 28
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(5,883,069)	$(4,547,831)	$(1,734,215)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,142,646	1,561,585	1,408,334
Impairment loss	4,412,044	2,671,850	—
Distributions received from operating limited partnerships	170,861	48,333	28,453
Amortization	3,300	3,300	3,300
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	350,775
Accounts payable and accrued expenses	—	(28,003)	28,003
Accounts payable — affiliates	159,116	—	—

Net cash provided by (used in) operating activities	4,898	(290,766)	84,650

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	(107,815)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	254,087	33,346
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	150,066

Net cash provided by (used in) investing activities	—	254,087	75,597

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,898	(36,679)	160,247

Cash and cash equivalents, beginning	428,256	464,935	304,688

Cash and cash equivalents, ending	$433,154	$428,256	$464,935

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 28
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 29
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(4,116,892)	$(5,923,465)	$(3,277,673)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,881,328	3,743,135	1,722,156
Impairment loss	1,872,660	1,835,208	1,242,572
Distributions received from operating limited partnerships	—	—	10,911
Amortization	3,311	3,308	3,311
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	209	(178)	150,119
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	212,981	287,980	337,981

Net cash provided by (used in) operating activities	(146,403)	(54,012)	189,377

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	(20,000)	(218,052)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships
Purchase of investments (net of proceeds from sales and maturities of investments)	27,477	(208)	(111,949)

Net cash provided by (used in) investing activities	27,477	(20,208)	(330,001)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(118,926)	(74,220)	(140,624)

Cash and cash equivalents, beginning	253,902	328,122	468,746

Cash and cash equivalents, ending	$134,976	$253,902	$328,122

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 29
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships	$20,935	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 30
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(4,320,595)	$(3,119,175)	$(1,541,998)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	3,527,900	1,318,364	1,092,908
Impairment loss	574,897	1,535,995	210,417
Distributions received from operating limited partnerships	47,124	13,709	7,560
Amortization	21,238	21,234	21,239
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	1,000	—	1,094
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	220,920	220,920	184,098

Net cash provided by (used in) operating activities	72,484	(8,953)	(24,682)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	39,306	184,536	28,000
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	39,306	184,536	28,000

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	111,790	175,583	3,318

Cash and cash equivalents, beginning	300,371	124,788	121,470

Cash and cash equivalents, ending	$412,161	$300,371	$124,788

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 30
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated	$771	$—	$6,144

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships	$—	$—	$1,092

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 31
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(4,988,506)	$(5,478,385)	$(3,457,342)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	2,248,294	1,898,988	1,843,928
Impairment loss	2,327,838	3,207,446	1,210,401
Distributions received from operating limited partnerships	8,329	5,404	5,456
Amortization	—	—	—
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	1,237
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	397,440	—	264,960

Net cash provided by (used in) operating activities	(6,605)	(366,547)	(131,360)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	(13,713)	(10,000)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	27,224	335,288
Proceeds from disposition of operating limited partnerships
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	13,511	325,288

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(6,605)	(353,036)	193,928

Cash and cash equivalents, beginning	134,942	487,978	294,050

Cash and cash equivalents, ending	$128,337	$134,942	$487,978

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 31
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships	$70,908	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 32
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(5,734,323)	$(5,505,848)	$(3,466,460)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	2,053,847	2,039,619	1,929,435
Impairment loss	3,301,990	3,092,662	1,155,289
Distributions received from operating limited partnerships	7,600	—	33,130
Amortization	36,724	36,723	36,725
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable – affiliates	281,537	331,569	333,130

Net cash provided by (used in) operating activities	(52,625)	(5,275)	21,249

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	(155,223)	(42,167)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	280,000	37,000
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	124,777	(5,167)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(52,625)	119,502	16,082

Cash and cash equivalents, beginning	439,407	319,905	303,823

Cash and cash equivalents, ending	$386,782	$439,407	$319,905

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 32
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$8,470

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$35,815	$226,673	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 33
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(3,982,571)	$(1,899,660)	$(2,208,535)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	888,471	900,536	824,241
Impairment loss	2,867,117	777,932	1,155,289
Distributions received from operating limited partnerships	5,298	633	5,833
Amortization	27,280	27,277	27,281
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	173,964	173,964	173,964

Net cash provided by (used in) operating activities	(20,441)	(19,318)	(21,927)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	26,577	15,819	37,091
Proceeds from disposition of operating limited partnerships
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	26,577	15,819	37,091

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	6,136	(3,499)	15,164

Cash and cash equivalents, beginning	191,000	194,499	179,335

Cash and cash equivalents, ending	$197,136	$191,000	$194,499

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 33
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$8,131	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 34
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(3,113,385)	$(4,711,184)	$(1,986,784)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,897,930	2,003,128	1,572,623
Impairment loss	827,013	2,354,965	59,293
Distributions received from operating limited partnerships	3,389	2,714	1,833
Amortization	43,938	43,938	43,936
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	(11,473)
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	293,195	293,196	293,196

Net cash provided by (used in) operating activities	(47,920)	(13,243)	(27,376)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(29,027)	(37,224)	(10,000)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	3,547	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	(25,480)	(37,224)	(10,000)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(73,400)	(50,467)	(37,376)

Cash and cash equivalents, beginning	198,385	248,852	286,228

Cash and cash equivalents, ending	$124,985	$198,385	$248,852

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 34
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$11,473	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 35
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(2,628,987)	$(2,444,443)	$(1,486,287)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,153,704	1,202,299	1,116,553
Impairment loss	1,094,311	890,742	—
Distributions received from operating limited partnerships	—	9,906	—
Amortization	129,235	129,231	129,238
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	71,649	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	103,360	208,064	228,356

Net cash provided by (used in) operating activities	(148,377)	67,448	(12,140)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(6,930)	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	(6,930)	—	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(155,307)	67,448	(12,140)

Cash and cash equivalents, beginning	636,348	568,900	581,040

Cash and cash equivalents, ending	$481,041	$636,348	$568,900

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 35
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$433,028	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$7,168

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 36
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(1,105,751)	$(1,389,889)	$(1,216,341)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	531,575	700,635	955,073
Impairment loss	300,681	420,059	—
Distributions received from operating limited partnerships	3,512	3,000	999
Amortization	88,462	88,462	88,463
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	556
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	184,253	174,812	176,930

Net cash provided by (used in) operating activities	2,732	(2,921)	5,680

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	(22,431)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	(22,431)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,732	(2,921)	(16,751)

Cash and cash equivalents, beginning	76,718	79,639	96,390

Cash and cash equivalents, ending	$79,450	$76,718	$79,639

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 36
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$657,999	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 37
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(2,203,439)	$(1,596,304)	$(1,213,997)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,187,252	666,386	901,089
Impairment loss	686,851	606,030	—
Distributions received from operating limited partnerships	2,493	33,928	—
Amortization	94,821	94,821	94,823
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	179,680	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	54,864	204,865	204,874

Net cash provided by (used in) operating activities	(177,158)	189,406	(13,211)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	(201,744)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	55,323	32,928	77,213
Proceeds from disposition of operating limited partnerships
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	55,323	32,928	(124,531)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(121,835)	222,334	(137,742)

Cash and cash equivalents, beginning	390,428	168,094	305,836

Cash and cash equivalents, ending	$268,593	$390,428	$168,094

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 37
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$9,495

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$16,925	$—	$18,914

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$1,577,783

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$58,205

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 38
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(1,705,125)	$(1,546,835)	$(1,287,891)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	774,100	875,622	997,707
Impairment loss	635,308	398,536	—
Distributions received from operating limited partnerships	204	112,250	—
Amortization	98,911	98,912	98,911
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	59,461	2,000
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	189,820	180,080	181,544

Net cash provided by (used in) operating activities	(6,782)	178,026	(7,729)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	(117,735)	(7,651)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	(117,735)	(7,651)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(6,782)	60,291	(15,380)

Cash and cash equivalents, beginning	200,256	139,965	155,345

Cash and cash equivalents, ending	$193,474	$200,256	$139,965

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 38
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$9,787

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$9,273

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 39
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(1,218,308)	$(1,315,746)	$(1,400,093)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	825,588	856,990	1,147,985
Impairment loss	143,969	205,047	—
Distributions received from operating limited partnerships	7,772	3,584	1,820
Amortization	90,325	90,327	90,325
Changes in assets and liabilities	—	—	—
Prepaid expenses	—	—	—
Other assets	184,159	109,869	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	136,266	152,156	306,852

Net cash provided by (used in) operating activities	169,771	102,227	146,889

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	(161,805)
Deposits for purchases of operating limited partnerships	—	—	62,031
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	(99,774)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	169,771	102,227	47,115

Cash and cash equivalents, beginning	198,542	96,315	49,200

Cash and cash equivalents, ending	$368,313	$198,542	$96,315

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 39
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$56,685

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 40
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(1,709,669)	$(1,528,930)	$(1,283,501)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	882,871	924,404	936,159
Impairment loss	496,245	265,296	—
Distributions received from operating limited partnerships	30,278	—	7,400
Amortization	113,731	113,730	113,716
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	144,307	—	414
Accounts payable and accrued expenses	—	—	(800)
Accounts payable — affiliates	227,668	216,258	336,542

Net cash provided by (used in) operating activities	185,431	(9,242)	109,930

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	(376)	(5,506)
Capital contributions paid to operating limited partnerships	—	—	(161,442)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	(376)	(166,948)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	185,431	(9,618)	(57,018)

Cash and cash equivalents, beginning	30,695	40,313	97,331

Cash and cash equivalents, ending	$216,126	$30,695	$40,313

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 40
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$25,227

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$143,730	$—	$312,318

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$13,033

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 41
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(2,192,946)	$(4,583,407)	$(2,189,363)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	1,321,865	4,159,348	1,748,067
Impairment loss	433,672	—	—
Distributions received from operating limited partnerships	—	377,048	6,372
Amortization	133,924	133,882	133,405
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	8,450
Accounts payable and accrued expenses	16,522	—	(2,800)
Accounts payable — affiliates	290,636	276,919	304,600

Net cash provided by (used in) operating activities	3,673	363,790	8,731

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	(4,980)	(8,954)
Capital contributions paid to operating limited partnerships	(16,522)	(295,264)	(1,054,035)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	57,078	(207,796)	(50,000)
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	496,432

Net cash provided by (used in) investing activities	40,556	(508,040)	(616,557)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	(138,998)	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	(138,998)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(94,769)	(144,250)	(607,826)

Cash and cash equivalents, beginning	178,767	323,017	930,843

Cash and cash equivalents, ending	$83,998	$178,767	$323,017

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 41
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$922,445

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$12,346	$37,477

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$383,466	$50,000	$1,276,833

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 42
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(1,794,039)	$(1,521,554)	$(1,802,657)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,212,526	1,150,391	1,617,204
Impairment loss	211,556	—	—
Distributions received from operating limited partnerships	—	18,296	—
Amortization	116,222	115,498	113,984
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	107,809	3,440	39,011
Accounts payable and accrued expenses	—	—	(1,038)
Accounts payable — affiliates	(228,845)	259,122	251,603

Net cash provided by (used in) operating activities	(374,771)	25,193	218,107

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	(49,622)	(15,326)
Capital contributions paid to operating limited partnerships	(67,632)	(1,265,580)	(3,498,335)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	374,294	145,442
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	3,480,319

Net cash provided by (used in) investing activities	(67,632)	(940,908)	112,100

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	470,707	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	470,707	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	28,304	(915,715)	330,207

Cash and cash equivalents, beginning	943,069	1,858,784	1,528,577

Cash and cash equivalents, ending	$971,373	$943,069	$1,858,784

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 42
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$160,174	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$139,830	$380,306

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$67,632	$100,000	$2,872,385

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$15,981	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 43
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(2,598,302)	$(2,493,942)	$(2,679,274)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	1,994,960	2,028,092	2,388,403
Impairment loss	235,676	—	—
Distributions received from operating limited partnerships	7,270	27,007	454
Amortization	165,208	164,530	148,464
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	(146,650)	1,243	1,095,861
Accounts payable and accrued expenses	—	—	(111,966)
Accounts payable — affiliates	(91,906)	307,467	409,734

Net cash provided by (used in) operating activities	(433,744)	34,397	1,251,676

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(50,535)	(51,531)	(249,363)
Capital contributions paid to operating limited partnerships	(129,858)	(3,380,245)	(10,979,419)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	(346,808)	—	1,114,804
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	385,946	2,006,266	(597,281)

Net cash provided by (used in) investing activities	(141,255)	(1,425,510)	(10,711,259)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	431,745	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	431,745	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(143,254)	(1,391,113)	(9,459,583)

Cash and cash equivalents, beginning	332,509	1,723,622	11,183,205

Cash and cash equivalents, ending	$189,255	$332,509	$1,723,622

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 43
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$174,747	$8,199,442

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$355,458	$47,190

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$376,555	$225,170	$2,394,990

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$2,775	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$28,998	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 44
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(1,355,409)	$(1,113,681)	$(1,342,776)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,001,516	866,297	1,113,620
Impairment loss	—	—	—
Distributions received from operating limited partnerships	—	3,287	—
Amortization	123,593	101,629	28,115
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	(415,288)	(4,215)	2,367
Accounts payable and accrued expenses	—	—	(755,429)
Accounts payable — affiliates	(328,018)	211,547	51,444

Net cash provided by (used in) operating activities	(973,606)	64,864	(902,659)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(10,441)	(3,778)	(1,194,678)
Capital contributions paid to operating limited partnerships	(4,165,917)	(286,143)	(10,738,078)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	747,691	(747,691)
Proceeds from disposition of operating limited partnerships	—	—	—

Purchase of investments (net of proceeds from sales and maturities of investments)	4,352,432	(625,345)	(3,955,849)

Net cash provided by (used in) investing activities	176,074	(167,575)	(16,636,296)

Cash flows from financing activities
Capital contributions received	—	—	14,228,760
Selling commissions and registration costs (paid)/refunded	389,015	—	(1,262,322)
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	389,015	—	12,966,438

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(408,517)	(102,711)	(4,572,517)

Cash and cash equivalents, beginning	1,764,709	1,867,420	6,439,937

Cash and cash equivalents, ending	$1,356,192	$1,764,709	$1,867,420

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 44
	Year ended	Year ended	Year ended
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$589,812	$—	$11,541,263

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$583,395	$312,843

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$1,443,915

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$163,221	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 45
			Period
			July 1, 2003
			(date of
			inception)
	Year ended	Year ended	through
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(2,319,809)	$(1,314,735)	$(544,382)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	1,918,960	1,067,071	258,419
Impairment loss	—	—	—
Distributions received from operating limited partnerships	12,221	4,961	—
Amortization	138,420	133,300	32,122
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	372,775	641,496	(1,014,271)
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	6,960	—	—

Net cash provided by (used in) operating activities	129,527	532,093	(1,268,112)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(202,543)	(208,474)	(2,924,124)
Capital contributions paid to operating limited partnerships	(4,372,377)	(6,934,454)	(13,386,084)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	(2,659,638)	(1,027,774)	(830,543)
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	5,751,361	3,819,179	(10,617,228)

Net cash provided by (used in) investing activities	(1,483,197)	(4,351,523)	(27,757,979)

Cash flows from financing activities
Capital contributions received	—	—	40,143,670
Selling commissions and registration costs (paid)/refunded	375,140	(2,638)	(5,149,963)
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	375,140	(2,638)	34,993,707

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(978,530)	(3,822,068)	5,967,616

Cash and cash equivalents, beginning	2,145,548	5,967,616	—

Cash and cash equivalents, ending	$1,167,018	$2,145,548	$5,967,616

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 45
			Period
			July 1, 2003
			(date of
			inception)
	Year ended	Year ended	through
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$406,601	$4,006,161	$22,776,085

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$130,259	$49,112	$216,504

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$989,317	$869,000	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 46
			Period
			September 23, 2003
			(date of
			inception)
	Year ended	Year ended	through
	March 31, 2006	March 31, 2005	March 31, 2004
Cash flows from operating activities
Net income (loss)	$(897,882)	$(625,083)	$(206,301)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	662,020	385,946	81,632
Impairment loss	—	—	—
Distributions received from operating limited partnerships	5,132	—	—
Amortization	104,018	100,878	3,812
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	10,175	(3,840)	(10,692)
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	(83,638)	71,223	12,415

Net cash provided by (used in) operating activities	(200,175)	(70,876)	(119,134)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(14,876)	(362,129)	(2,044,726)
Capital contributions paid to operating limited partnerships	(6,066,807)	(9,143,190)	(4,417,355)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—

Purchase of investments (net of proceeds from sales and maturities of investments)	3,076,561	(783,066)	(3,439,356)

Net cash provided by (used in) investing activities	(3,005,122)	(10,288,385)	(9,901,437)

Cash flows from financing activities
Capital contributions received	—	—	29,809,980
Selling commissions and registration costs (paid)/refunded	407,099	376	(3,943,120)
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	407,099	376	25,866,860

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,798,198)	(10,358,885)	15,846,289

Cash and cash equivalents, beginning	5,487,404	15,846,289	—

Cash and cash equivalents, ending	$2,689,206	$5,487,404	$15,846,289

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 46
Period
September 23, 2003
(date of
inception)
	Year ended	Year ended	through
	March 31, 2006	March 31, 2005	March 31, 2004
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$1,804,602	$6,885,288	$10,417,125

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$115,563	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS
March 31, 2006, 2005 and 2004
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Boston Capital Tax Credit Fund IV L.P. (the partnership or fund) was organized under the laws of the State of Delaware as of October 5, 1993, for the purpose of acquiring, holding, and disposing of limited partnership interests in operating limited partnerships which will acquire, develop, rehabilitate, operate and own newly-constructed, existing or rehabilitated apartment complexes which qualify for the Low-Income Housing Tax Credit established by the Tax Reform Act of 1986. Accordingly, the apartment complexes are restricted as to rent charges and operating methods. Certain of the apartment complexes may also qualify for the Historic Rehabilitation Tax Credit for their rehabilitation of certified historic structures and are subject to the provisions of the Internal Revenue Code relating to the Rehabilitation Investment Credit. The general partner of the fund is Boston Capital Associates IV L.P. and the limited partner is BCTC IV Assignor Corp. (the assignor limited partner).
In accordance with the limited partnership agreement, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.
Pursuant to the Securities Act of 1933, the fund filed a Form S-11 Registration Statement with the Securities and Exchange Commission, effective December 16, 1993, which covered the offering (the Public Offering) of the beneficial assignee certificates (BACs) representing assignments of units of the beneficial interest of the limited partnership interest of the assignor limited partner. The fund has registered 101,500,000 BACs at $10 per BAC for sale to the public in one or more series. BACs sold in bulk are offered to investors at a reduced cost per BAC.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
The BACs issued and outstanding in each series at March 31, 2006 and 2005 are as follows:

	2006	2005
Series 20	3,866,700	3,866,700
Series 21	1,892,700	1,892,700
Series 22	2,564,400	2,564,400
Series 23	3,336,727	3,336,727
Series 24	2,169,878	2,169,878
Series 25	3,026,109	3,026,109
Series 26	3,995,900	3,995,900
Series 27	2,460,700	2,460,700
Series 28	4,000,738	4,000,738
Series 29	3,991,800	3,991,800
Series 30	2,651,000	2,651,000
Series 31	4,417,857	4,417,857
Series 32	4,754,198	4,754,198
Series 33	2,636,533	2,636,533
Series 34	3,529,319	3,529,319
Series 35	3,300,463	3,300,463
Series 36	2,106,837	2,106,837
Series 37	2,512,500	2,512,500
Series 38	2,543,100	2,543,100
Series 39	2,292,152	2,292,152
Series 40	2,630,256	2,630,256
Series 41	2,891,626	2,891,626
Series 42	2,744,262	2,744,262
Series 43	3,637,987	3,637,987
Series 44	2,701,973	2,701,973
Series 45	4,014,367	4,014,367
Series 46	2,980,998	2,980,998

	83,651,080	83,651,080

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Investments in Operating Limited Partnerships
The fund accounts for the investments in the operating limited partnerships using the equity method, whereby the fund adjusts the investment cost for its share of the operating limited partnership’s results of operations and for any distributions received or accrued. However, the fund recognizes individual operating limited partnership’s losses only to the extent that the fund’s share of losses of the operating limited partnerships does not exceed the fund’s share of losses of the operating limited partnerships does not exceed the carrying amount of its investment and its advances to operating limited partnerships. Unrecognized losses will be suspended and offset against future individual operating limited partnership income.
Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the partnership recorded a valuation allowance of $533,581 as of March 31, 2006 and 2005.
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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Investments in Operating Limited Partnerships (Continued)
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
As of March 31, 2004, the partnership adopted FASB Interpretation No. 46 — Revised (“FIN46R”), “Consolidation of Variable Interest Entities.” FIN 46R provides guidance on when a company should include the assets, liabilities, and activities of a variable interest entity (“VIE”) in its financial statements and when it should disclose information about its relationship with a VIE. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it absorbs the majority of the entity’s expected losses, the majority of the expected returns, or both.
Based on the guidance of FIN 46R, the operating limited partnerships in which the Fund invests in meet the definition of a VIE. However, management does not consolidate the Fund’s interests in these VIEs under FIN 46R, as it is not considered to be the primary beneficiary. The Fund currently records the amount of its investment in these partnerships as an asset on its balance sheet, recognizes its share of partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in its financial statements.
The Fund’s balance in investment in operating limited partnerships, plus the risk of recapture of tax credits previously recognized on these investments, represents its maximum exposure to loss. The Fund’s exposure to loss on these partnerships is mitigated by the condition and financial performance of the underlying properties as well as the strength of the local general partners and their guarantee against credit recapture.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Investments in Operating Limited Partnerships (Continued)
partnerships have not recorded the acquisition costs as a capital contribution from the fund. These differences are shown as reconciling items in note 3. As of January 1, 1999, the fund records acquisition costs incurred after January 1, 1999 as deferred acquisition costs. These costs are amortized on the straight-line method over 27.5 years.
During the years ended March 31, 2006 and 2005, the fund acquired interests in operating limited partnerships as follows:

	2006	2005
Series 20	—	—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	—	—
Series 27	—	—
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	—	—
Series 32	—	—
Series 33	—	—
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	—
Series 42	—	1
Series 43	—	1
Series 44	2	—
Series 45	3	4
Series 46	2	6

	7	12

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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
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
Accumulated amortization for capitalized interest as of March 31, 2006 and 2005 is as follows:

	2006	2005
Series 20	$—	$—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	34,792	29,821
Series 26	—	—
Series 27	4,957	4,249
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	—	—
Series 32	44,291	37,964
Series 33	—	—
Series 34	4,073	3,491
Series 35	38,222	35,852
Series 36	24,616	20,513
Series 37	29,010	24,175
Series 38	15,055	12,044
Series 39	12,723	10,178
Series 40	45,327	33,995
Series 41	73,571	55,178
Series 42	9,113	6,075
Series 43	2,737	1,521
Series 44	876	487
Series 45	4,914	2,454
Series 46	—	—

	$344,277	$277,997

The amortization for capitalized interest expense for eash of the ensuing 5 years through March 31, 2011 is estimated to be $66,280 per year.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Deferred Acquisition Costs
Deferred acquisition costs are amortized on the straight-line method over 27.5 years.
Accumulated amortization as of March 31, 2006 and 2005 is as follows:

	2006	2005
Series 20	$25,005	$21,433
Series 21	13,677	11,723
Series 22	42,979	36,839
Series 23	59,588	50,458
Series 24	71,432	61,228
Series 25	71,738	61,489
Series 26	120,566	103,663
Series 27	104,627	89,681
Series 28	23,101	19,801
Series 29	23,039	19,728
Series 30	148,535	127,297
Series 31	—	—
Series 32	211,496	181,099
Series 33	190,037	162,757
Series 34	301,707	258,351
Series 35	856,342	733,477
Series 36	583,539	499,179
Series 37	536,635	446,649
Series 38	431,533	335,633
Series 39	373,056	285,275
Series 40	328,168	225,769
Series 41	461,020	345,486
Series 42	336,590	223,406
Series 43	435,198	289,102
Series 44	227,835	126,521
Series 45	253,499	137,729
Series 46	174,404	85,632

	$6,405,346	$4,939,405

The amortization of deferred acquisition costs for eash of the ensuing 5 years through March 31, 2011 is estimated to be $1,470,206 per year.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Net Loss Per Beneficial Assignee Certificate Unit
Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2006, 2005 and 2004 are as follows:

	2006	2005	2004
Series 20	3,866,700	3,866,700	3,866,700
Series 21	1,892,700	1,892,700	1,892,700
Series 22	2,564,400	2,564,400	2,564,400
Series 23	3,336,727	3,336,727	3,336,727
Series 24	2,169,878	2,169,878	2,169,878
Series 25	3,026,109	3,026,109	3,026,109
Series 26	3,995,900	3,995,900	3,995,900
Series 27	2,460,700	2,460,700	2,460,700
Series 28	4,000,738	4,000,738	4,000,738
Series 29	3,991,800	3,991,800	3,991,800
Series 30	2,651,000	2,651,000	2,651,000
Series 31	4,417,857	4,417,857	4,417,857
Series 32	4,754,198	4,754,198	4,754,198
Series 33	2,636,533	2,636,533	2,636,533
Series 34	3,529,319	3,529,319	3,529,319
Series 35	3,300,463	3,300,463	3,300,463
Series 36	2,106,837	2,106,837	2,106,837
Series 37	2,512,500	2,512,500	2,512,500
Series 38	2,543,100	2,543,100	2,543,100
Series 39	2,292,152	2,292,152	2,292,152
Series 40	2,630,256	2,630,256	2,630,256
Series 41	2,891,626	2,891,626	2,891,626
Series 42	2,744,262	2,744,262	2,744,262
Series 43	3,637,987	3,637,987	3,637,987
Series 44	2,701,973	2,701,973	2,656,339
Series 45	4,014,367	4,014,367	1,577,100
Series 46	2,980,998	2,980,998	309,355

	83,651,080	83,651,080	78,496,536

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE B — RELATED PARTY TRANSACTIONS
During the years ended March 31, 2006, 2005 and 2004, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Holdings Limited Partnership (BCHLP), Boston Capital Services, Inc. (BCS) and Boston Capital Asset Management Limited Partnership (BCAM) as follows:
Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5 percent of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each Series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The annual fund fees charged to operations during the years ended March 31, 2006, 2005 and 2004, are as follows:

	2006	2005	2004
Series 20	$301,020	$326,734	$285,285
Series 21	210,686	201,908	222,840
Series 22	227,053	233,948	242,202
Series 23	222,826	211,951	214,527
Series 24	201,884	196,009	169,422
Series 25	251,343	120,242	240,501
Series 26	380,152	377,017	358,787
Series 27	286,490	288,234	286,727
Series 28	275,481	252,132	253,240
Series 29	303,202	293,594	260,728
Series 30	148,482	176,361	179,941
Series 31	339,299	322,288	351,440
Series 32	279,823	282,326	282,871
Series 33	155,495	156,317	160,495
Series 34	281,441	262,083	263,684
Series 35	202,720	187,475	205,478
Series 36	142,770	143,599	132,862
Series 37	186,328	190,934	182,030
Series 38	149,225	132,796	133,298
Series 39	114,829	121,300	115,096
Series 40	166,320	168,842	178,958
Series 41	236,861	243,637	265,834
Series 42	215,087	212,025	230,369
Series 43	276,894	271,099	297,470
Series 44	273,838	194,548	211,545
Series 45	331,068	281,588	176,720
Series 46	218,620	208,638	39,881

	$6,379,237	$6,057,625	$5,942,231

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE B — RELATED PARTY TRANSACTIONS (Continued)
Boston Capital Services, Inc. received dealer-manager fees for the marketing advice and investment banking services performed at the time of the fund’s offering of BACs. The dealer-manager fees are included in partners’ capital as selling commissions and registration costs. During the years ended March 31, 2006, 2005 and 2004, dealer manager fees received by Boston Capital Services, Inc. by series are as follows:

	2006	2005	2004
Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	—	—	—
Series 27	—	—	—
Series 28	—	—	—
Series 29	—	—	—
Series 30	—	—	—
Series 31	—	—	—
Series 32	—	—	—
Series 33	—	—	—
Series 34	—	—	—
Series 35	—	—	—
Series 36	—	—	—
Series 37	—	—	—
Series 38	—	—	—
Series 39	—	—	—
Series 40	—	—	—
Series 41	—	—	—
Series 42	—	—	—
Series 43	—	—	—
Series 44	—	—	135,773
Series 45	—	—	495,715
Series 46	—	—	397,497

	$—	$—	$1,028,985

The amounts presented for Dealer-Manager Fee, as retained by Boston Capital Securities, Inc, have been adjusted to reflect reimbursements made in March 2006 of certain offering expenses, including expenses associated with wholesaling services, by Boston Capital Holdings Limited Partnership to the applicable fund. These payments were voluntarily made by Boston Capital Holdings Limited Partnership following an inquiry by the NASD of Boston Capital Securities, Inc. This inquiry has been resolved. For the year ended March 31, 2006 the amounts reimbursed by Boston Capital Holdings Limited Partnership were $470,707, $431,745, $389,015, $375,140 and $407,099, for Series 42, Series 43, Series 44, Series 45, and Series 46, respectively.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE B — RELATED PARTY TRANSACTIONS (Continued)
Boston Capital Holdings Limited Partnership is entitled to asset acquisition fees for selecting, evaluating, structuring, negotiating, and closing the fund’s acquisition of interests in the operating limited partnerships. During the years ended March 31, 2006, 2005 and 2004 acquisition fees incurred to Boston Capital Holdings Limited Partnership by series are as follows:

	2006	2005	2004
Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	—	—	—
Series 27	—	—	—
Series 28	—	—	—
Series 29	—	—	—
Series 30	—	—	—
Series 31	—	—	—
Series 32	—	—	—
Series 33	—	—	—
Series 34	—	—	—
Series 35	—	—	—
Series 36	—	—	—
Series 37	—	—	—
Series 38	—	—	—
Series 39	—	—	—
Series 40	—	—	—
Series 41	—	—	—
Series 42	—	—	—
Series 43	—	—	—
Series 44	—	—	844,166
Series 45	—	—	2,167,758
Series 46	—	—	1,609,739

	$—	$—	$4,621,663

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE B — RELATED PARTY TRANSACTIONS (Continued)
During the years ended March 31, 2006, 2005 and 2004, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2006	2005	2004
Series 20	$26,466	$15,591	$18,588
Series 21	19,971	11,527	12,168
Series 22	24,816	14,100	18,204
Series 23	25,195	14,733	17,383
Series 24	22,560	12,762	15,755
Series 25	24,113	14,340	17,784
Series 26	31,019	17,931	26,774
Series 27	21,280	12,688	14,824
Series 28	26,390	15,598	20,088
Series 29	26,175	15,729	19,420
Series 30	22,283	13,058	16,201
Series 31	27,031	15,850	20,666
Series 32	30,616	18,519	22,018
Series 33	24,707	14,888	16,679
Series 34	27,458	16,553	19,303
Series 35	26,498	16,065	18,218
Series 36	23,835	14,260	16,350
Series 37	24,551	15,745	16,279
Series 38	25,638	16,069	17,714
Series 39	24,467	15,400	16,797
Series 40	27,662	16,527	19,522
Series 41	30,043	17,621	21,391
Series 42	29,387	18,550	21,054
Series 43	32,715	18,791	22,179
Series 44	27,317	17,365	26,551
Series 45	35,611	20,537	38,499
Series 46	29,549	23,596	22,993

	$717,353	$434,393	$533,402

Accounts payable — affiliates at March 31, 2006, 2005 and 2004 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE B — RELATED PARTY TRANSACTIONS (Continued)
During the years ended March 31, 2006, 2005 and 2004, the fund reimbursed affiliates of the general partner for amounts in connection with the offering of BACs. These reimbursements include, but are not limited to, postage, printing, travel and overhead allocations and are included in partners’ capital as selling commissions and registrations costs at March 31, 2006, 2005 and 2004. During the years ended March 31, 2006, 2005 and 2004, the selling commission and registration costs incurred to affiliates by series are as follows:

	2006	2005	2004
Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	—	—	—
Series 27	—	—	—
Series 28	—	—	—
Series 29	—	—	—
Series 30	—	—	—
Series 31	—	—	—
Series 32	—	—	—
Series 33	—	—	—
Series 34	—	—	—
Series 35	—	—	—
Series 36	—	—	—
Series 37	—	—	—
Series 38	—	—	—
Series 39	—	—	—
Series 40	—	—	—
Series 41	—	—	—
Series 42	—	—	—
Series 43	—	—	—
Series 44	—	—	28,869
Series 45	—	—	99,721
Series 46	—	—	77,269

	$—	$—	$205,859

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS
At March 31, 2006 and 2005, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes. During the year ended March 31, 2004, Series 24 received the project back. During the year ended March 31, 2004 the fund decided not to acquire a limited partnership interest in one of the operating limited partnerships owned by Series 42 and one of the operating limited partnerships owned by Series 43 as of March 31, 2003. The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2006 and 2005 by series are as follows:

	2006	2005
Series 20	22	24
Series 21	14	14
Series 22	29	29
Series 23	22	22
Series 24	24	24
Series 25	22	22
Series 26	45	45
Series 27	16	16
Series 28	26	26
Series 29	22	22
Series 30	20	20
Series 31	27	27
Series 32	17	17
Series 33	10	10
Series 34	14	14
Series 35	11	11
Series 36	11	11
Series 37	7	7
Series 38	10	10
Series 39	9	9
Series 40	16	16
Series 41	22	23
Series 42	22	22
Series 43	22	22
Series 44	10	8
Series 45	31	28
Series 46	14	12

	515	511

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
During the year end March 31, 2006 the partnership disposed of three of the operating limited partnerships. Loss on disposition is included in Share of losses from operating limited partnership in the Statement of Operations. A summary of the dispositions by Series for March 31, 2006 is as follows:

	Sale of Underlying
	Operating	Partnership Proceeds	Gain/(Loss) on
	Partnership	from Disposition	Disposition

Series 20	2	$420,525	$(533,792)
Series 41	1	—	—

Total	3	$420,525	$(533,792)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
Under the terms of the fund’s investment in each operating limited partnership, the fund is required to make capital contributions to the operating limited partnerships. These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations. At March 31, 2006 and 2005, contributions are payable to operating limited partnerships as follows:

	2006	2005
Series 20	$—	$388,026
Series 21	236,479	457,642
Series 22	20,270	477,996
Series 23	—	117,796
Series 24	9,999	368,239
Series 25	61,733	768,198
Series 26	29,490	1,443,838
Series 27	39,749	39,749
Series 28	40,968	40,968
Series 29	45,783	66,718
Series 30	127,396	128,167
Series 31	611,150	682,058
Series 32	484,756	520,571
Series 33	194,154	202,285
Series 34	8,244	48,744
Series 35	163,782	603,740
Series 36	—	657,998
Series 37	138,438	155,363
Series 38	—	—
Series 39	—	—
Series 40	8,694	152,424
Series 41	80,566	480,554
Series 42	613,343	680,975
Series 43	399,811	822,429
Series 44	1,014,622	1,207,614
Series 45	1,437,480	5,381,087
Series 46	2,120,652	3,741,868

	$7,887,559	$19,635,047

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The fund’s investments in operating limited partnerships at March 31, 2006 is summarized as follows:

	Total	Series 20	Series 21
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$605,947,980	$27,465,293	$12,367,163

Acquisition costs of operating limited partnerships	46,954,889	3,726,293	1,923,140

Cumulative distributions from operating limited partnerships	(5,320,800)	(3,482,105)	(28,079)

Cumulative impairment loss in investments in operating limited partnerships	(87,404,401)	(3,632,396)	(666,047)

Cumulative losses from operating limited partnerships	(252,918,875)	(23,037,487)	(13,088,901)

Investments in operating limited partnerships per balance sheet	307,258,793	1,039,598	507,276

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A).	(14,185,200)	—	(336,415)

The fund has recorded acquisition costs at March 31, 2006 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(7,359,789)	(444,246)	(110,624)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	2,656,921	286,158	651,466

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(19,832,938)	(901,799)	(9,953,360)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	2,035,630	253,099	174,071

Cumulative impairment loss in investments in operating limited partnerships	87,404,401	3,632,396	666,047

Other	(5,092,075)	(32,387)	(10,140)

Equity per operating limited partnerships’ combined financial statements	$352,885,743	$3,832,819	$(8,411,679)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The fund’s investments in operating limited partnerships at March 31, 2006 is summarized as follows:

	Series 22	Series 23	Series 24
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,290,375	$23,797,395	$15,476,459

Acquisition costs of operating limited partnerships	2,504,765	3,504,553	2,030,314

Cumulative distributions from operating limited partnerships	(107,370)	(37,407)	(82,451)

Cumulative impairment loss in investments in operating limited partnerships	(5,946,487)	(9,660,131)	(5,280,119)

Cumulative losses from operating limited partnerships	(13,615,291)	(14,956,552)	(10,553,788)

Investments in operating limited partnerships per balance sheet	1,125,992	2,647,858	1,590,415

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 22	Series 23	Series 24
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A).	(481,359)	(11,581)	(30,158)

The fund has recorded acquisition costs at March 31, 2006 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(484,368)	(436,119)	(516,941)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	259,228	179,850	95,695

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,336,036)	(104,541)	(643,075)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,346	46,426	61,209

Cumulative impairment loss in investments in operating limited partnerships	5,946,487	9,660,131	5,280,119

Other	(210,985)	(43,944)	263,747

Equity per operating limited partnerships’ combined financial statements	$4,935,305	$11,938,080	$6,101,011

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The fund’s investments in operating limited partnerships at March 31, 2006 is summarized as follows:

	Series 25	Series 26	Series 27
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$21,928,126	$28,884,093	$16,972,599

Acquisition costs of operating limited partnerships	2,803,677	3,968,917	2,467,629

Cumulative distributions from operating limited partnerships	(95,522)	(160,165)	(55,984)

Cumulative impairment loss in investments in operating limited partnerships	(5,975,453)	(9,526,341)	(3,735,118)

Cumulative losses from operating limited partnerships	(11,353,143)	(12,732,670)	(6,326,685)

Investments in operating limited partnerships per balance sheet	7,307,685	10,433,834	9,322,441

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 25	Series 26	Series 27
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A).	(111,404)	(108,982)	(316,117)

The fund has recorded acquisition costs at March 31, 2006 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(689,409)	(73,142)	(369,748)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	335,542	123,194	205,532

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,826,735)	(905,343)	(1,102,832)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	48,848	195,682	—

Cumulative impairment loss in investments in operating limited partnerships	5,975,453	9,526,341	3,735,118

Other	(132,816)	(148,026)	61,886

Equity per operating limited partnerships’ combined financial statements	$10,907,164	$19,043,558	$11,536,280

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The fund’s investments in operating limited partnerships at March 31, 2006 is summarized as follows:

	Series 28	Series 29	Series 30
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$28,566,056	$28,777,755	$19,299,719

Acquisition costs of operating limited partnerships	4,191,674	4,151,886	2,226,856

Cumulative distributions from operating limited partnerships	(331,517)	(24,013)	(112,440)

Cumulative impairment loss in investments in operating limited partnerships	(6,732,981)	(5,315,947)	(2,271,309)

Cumulative losses from operating limited partnerships	(11,601,949)	(17,446,751)	(10,767,002)

Investments in operating limited partnerships per balance sheet	14,091,283	10,142,930	8,375,824

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A).	(303,861)	(215,662)	(135,225)

The fund has recorded acquisition costs at March 31, 2006 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(596,128)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	129,668	265,241	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(17,423)	(79,725)	(941,837)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,284	7,039	7,712

Cumulative impairment loss in investments in operating limited partnerships	6,732,981	5,315,947	2,271,309

Other	(160,055)	(56,961)	26,254

Equity per operating limited partnerships’ combined financial statements	$19,923,824	$14,782,681	$9,368,336

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The fund’s investments in operating limited partnerships at March 31, 2006 is summarized as follows:

	Series 31	Series 32	Series 33
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$31,876,958	$34,630,932	$19,377,023

Acquisition costs of operating limited partnerships	4,586,765	4,291,123	2,010,987

Cumulative distributions from operating limited partnerships	(39,187)	(63,227)	(11,763)

Cumulative impairment loss in investments in operating limited partnerships	(6,745,685)	(7,466,941)	(4,800,339)

Cumulative losses from operating limited partnerships	(16,778,826)	(13,838,016)	(6,266,484)

Investments in operating limited partnerships per balance sheet	12,900,025	17,553,871	10,309,424

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 31	Series 32	Series 33
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A).	(138,370)	(1,722,955)	(1,561,054)

The fund has recorded acquisition costs at March 31, 2006 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,741,159)	(624,017)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	125,347	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(214,078)	(491,856)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	80,765	42,262	9,684

Cumulative impairment loss in investments in operating limited partnerships	6,745,685	7,466,941	4,800,339

Other	(18,976)	(954,532)	(10,498)

Equity per operating limited partnerships’ combined financial statements	$19,402,798	$20,152,572	$12,923,878

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The fund’s investments in operating limited partnerships at March 31, 2006 is summarized as follows:

	Series 34	Series 35	Series 36
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$25,653,882	$23,905,548	$15,349,085

Acquisition costs of operating limited partnerships	2,566,310	—	—

Cumulative distributions from operating limited partnerships	(9,090)	(9,906)	(14,369)

Cumulative impairment loss in investments in operating limited partnerships	(3,241,271)	(1,985,053)	(720,740)

Cumulative losses from operating limited partnerships	(11,454,355)	(7,622,366)	(5,055,802)

Investments in operating limited partnerships per balance sheet	13,515,476	14,288,223	9,558,174

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A).	(46,941)	(270,100)	(14,791)

The fund has recorded acquisition costs at March 31, 2006 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	(599,971)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	6,464	78,017	3,061

Cumulative impairment loss in investments in operating limited partnerships	3,241,271	1,985,053	720,740

Other	(135,849)	(138,751)	(102,749)

Equity per operating limited partnerships’ combined financial statements	$16,284,887	$15,942,442	$9,564,464

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The fund’s investments in operating limited partnerships at March 31, 2006 is summarized as follows:

	Series 37	Series 38	Series 39
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,528,443	$18,919,911	$16,757,101

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(41,637)	(116,231)	(15,259)

Cumulative impairment loss in investments in operating limited partnerships	(1,292,881)	(1,033,844)	(349,016)

Cumulative losses from operating limited partnerships	(5,206,327)	(4,904,623)	(4,919,527)

Investments in operating limited partnerships per balance sheet	11,987,598	12,865,213	11,473,299

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A).	(155,365)	—	—

The fund has recorded acquisition costs at March 31, 2006 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	303,810	59,461	279,219

Cumulative impairment loss in investments in operating limited partnerships	1,292,881	1,033,844	349,016

Other	19,697	(300,419)	(166,243)

Equity per operating limited partnerships’ combined financial statements	$13,448,621	$13,658,099	$11,935,291

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2006 is summarized as follows:

	Series 40	Series 41	Series 42
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$19,609,132	$21,764,328	$19,600,320

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(37,679)	(367,017)	(18,050)

Cumulative impairment loss in investments in operating limited partnerships	(761,541)	(264,761)	—

Cumulative losses from operating limited partnerships	(4,168,598)	(8,767,055)	(4,384,870)

Investments in operating limited partnerships per balance sheet	14,641,314	12,365,495	15,197,400

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A).	(33,764)	(126,554)	(675,982)

The fund has recorded acquisition costs at March 31, 2006 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(378,546)	(19,153)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	78,811	1,049	43,002

Cumulative impairment loss in investments in operating limited partnerships	761,541	264,761	—

Other	(570,293)	(690,591)	(91,644)

Equity per operating limited partnerships’ combined financial statements	$14,877,609	$11,435,614	$14,453,623

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2006 is summarized as follows:

	Series 43	Series 44	Series 45
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$26,741,243	$19,664,878	$30,030,464

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(34,731)	(3,287)	(17,182)

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(6,716,327)	(2,981,434)	(3,244,450)

Investments in operating limited partnerships per balance sheet	19,990,185	16,680,157	26,768,832

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A).	(439,186)	(1,730,618)	(2,882,355)

The fund has recorded acquisition costs at March 31, 2006 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(291,144)	(25,484)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	23,309

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	(822,144)	(149,365)	(315,210)

Equity per operating limited partnerships’ combined financial statements	$18,728,855	$14,509,030	$23,569,092

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2006 is summarized as follows:

Series 46
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$21,713,699

Acquisition costs of operating limited partnerships	—

Cumulative distributions from operating limited partnerships	(5,132)

Cumulative impairment loss in investments in operating limited partnerships	—

Cumulative losses from operating limited partnerships	(1,129,596)

Investments in operating limited partnerships per balance sheet	20,578,971

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A).	(2,336,401)

The fund has recorded acquisition costs at March 31, 2006 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—

Cumulative impairment loss in investments in operating limited partnerships	—

Other	(201,081)

Equity per operating limited partnerships’ combined financial statements	$18,041,489

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

	Total	Series 20	Series 21
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$593,226,415	$27,465,293	$12,370,665

Acquisition costs of operating limited partnerships	46,954,307	3,726,293	1,923,140

Cumulative distributions from operating limited partnerships	(4,969,714)	(3,472,446)	(31,581)

Cumulative impairment loss in investments in operating limited partnerships	(44,529,081)	(2,042,276)	(638,087)

Cumulative losses from operating limited partnerships	(219,333,743)	(21,684,718)	(12,828,049)

Investments in operating limited partnerships per balance sheet	371,348,184	3,992,146	796,088

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(23,255,465)	—	(336,415)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(7,359,789)	(444,246)	(110,624)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	2,775,473	404,710	651,466

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(16,452,989)	(1,042,436)	(8,952,023)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	2,022,180	253,099	174,071

Cumulative impairment loss in investments in operating limited partnerships	44,529,081	2,042,276	638,087

Other	(5,388,283)	(75,163)	(2,670)

Equity per operating limited partnerships’ combined financial statements	$368,218,392	$5,130,386	$(7,142,020)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

	Series 22	Series 23	Series 24
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,290,375	$23,797,395	$15,097,387

Acquisition costs of operating limited partnerships	2,504,765	3,504,553	2,030,314

Cumulative distributions from operating limited partnerships	(103,507)	(37,407)	(78,027)

Cumulative impairment loss in investments in operating limited partnerships	(4,054,802)	(4,816,490)	(1,517,063)

Cumulative losses from operating limited partnerships	(12,860,647)	(13,639,131)	(9,868,738)

Investments in operating limited partnerships per balance sheet	3,776,184	8,808,920	5,663,873

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 22	Series 23	Series 24
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(482,084)	(11,581)	(30,158)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(484,368)	(436,119)	(516,941)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	259,228	179,850	95,695

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(965,290)	(48,568)	(403,987)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,346	46,426	61,209

Cumulative impairment loss in investments in operating limited partnerships	4,054,802	4,816,490	1,517,063

Other	(206,708)	(41,895)	81,557

Equity per operating limited partnerships’ combined financial statements	$6,068,110	$13,313,523	$6,468,311

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

	Series 25	Series 26	Series 27
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$21,933,096	$28,884,093	$16,974,015

Acquisition costs of operating limited partnerships	2,803,677	3,968,917	2,467,629

Cumulative distributions from operating limited partnerships	(85,987)	(116,486)	(47,166)

Cumulative impairment loss in investments in operating limited partnerships	(2,299,115)	(4,040,651)	(1,460,060)

Cumulative losses from operating limited partnerships	(10,727,149)	(11,648,298)	(5,933,383)

Investments in operating limited partnerships per balance sheet	11,624,522	17,047,575	12,001,035

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 25	Series 26	Series 27
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(286,910)	(108,982)	(316,117)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(689,409)	(73,142)	(369,748)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	335,542	123,194	205,532

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,523,998)	(594,531)	(898,270)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	46,911	195,682	—

Cumulative impairment loss in investments in operating limited partnerships	2,299,115	4,040,651	1,460,060

Other	(127,523)	(118,817)	55,218

Equity per operating limited partnerships’ combined financial statements	$11,678,250	$20,511,630	$12,137,710

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

	Series 28	Series 29	Series 30
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$28,566,056	$28,777,755	$19,299,719

Acquisition costs of operating limited partnerships	4,191,674	4,151,886	2,226,856

Cumulative distributions from operating limited partnerships	(160,656)	(24,013)	(65,316)

Cumulative impairment loss in investments in operating limited partnerships	(2,671,850)	(3,443,287)	(1,746,412)

Cumulative losses from operating limited partnerships	(10,459,303)	(15,565,423)	(7,239,102)

Investments in operating limited partnerships per balance sheet	19,465,921	13,896,918	12,475,745

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(303,861)	(215,662)	(135,225)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(596,128)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	129,668	265,241	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(1,063,313)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,284	7,355	7,712

Cumulative impairment loss in investments in operating limited partnerships	2,671,850	3,443,287	1,746,412

Other	(243,928)	(57,249)	6,917

Equity per operating limited partnerships’ combined financial statements	$21,170,881	$15,680,449	$13,865,860

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

	Series 31	Series 32	Series 33
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$31,876,958	$34,643,588	$19,377,023

Acquisition costs of operating limited partnerships	4,586,765	4,291,123	2,010,987

Cumulative distributions from operating limited partnerships	(30,858)	(61,955)	(6,465)

Cumulative impairment loss in investments in operating limited partnerships	(4,417,847)	(4,247,951)	(1,933,222)

Cumulative losses from operating limited partnerships	(14,530,531)	(11,784,170)	(5,378,012)

Investments in operating limited partnerships per balance sheet	17,484,487	22,840,635	14,070,311

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 31	Series 32	Series 33
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(138,370)	(1,732,627)	(1,561,054)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,741,159)	(624,017)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	125,347	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(83,969)	(402,118)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	80,765	42,262	9,684

Cumulative impairment loss in investments in operating limited partnerships	4,417,847	4,247,951	1,933,222

Other	(10,688)	(925,290)	(11,499)

Equity per operating limited partnerships’ combined financial statements	$21,797,819	$22,329,654	$13,816,647

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

	Series 34	Series 35	Series 36
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$25,655,046	$23,911,918	$15,353,188

Acquisition costs of operating limited partnerships	2,565,728	—

Cumulative distributions from operating limited partnerships	(5,701)	(9,906)	(10,857)

Cumulative impairment loss in investments in operating limited partnerships	(2,414,258)	(890,742)	(420,059)

Cumulative losses from operating limited partnerships	(9,556,425)	(6,468,662)	(4,524,230)

Investments in operating limited partnerships per balance sheet	16,244,390	16,542,608	10,398,042

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(75,966)	(270,100)	(14,791)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	(328,530)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	6,464	78,017	3,061

Cumulative impairment loss in investments in operating limited partnerships	2,414,258	890,742	420,059

Other	(137,113)	(141,514)	(107,935)

Equity per operating limited partnerships’ combined financial statements	$18,156,499	$17,099,753	$10,369,906

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

	Series 37	Series 38	Series 39
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,547,177	$18,922,923	$16,756,265

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(53,042)	(116,027)	(7,487)

Cumulative impairment loss in investments in operating limited partnerships	(606,030)	(398,536)	(205,047)

Cumulative losses from operating limited partnerships	(4,019,076)	(4,130,524)	(4,090,559)

Investments in operating limited partnerships per balance sheet	13,869,029	14,277,836	12,453,172

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(155,365)	(117,635)	—

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	303,810	59,461	279,219

Cumulative impairment loss in investments in operating limited partnerships	606,030	398,536	205,047

Other	30,771	(274,195)	(188,217)

Equity per operating limited partnerships’ combined financial statements	$14,654,275	$14,344,003	$12,749,221

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

	Series 40	Series 41	Series 42
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$19,620,463	$21,783,546	$19,603,357

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(7,400)	(383,420)	(18,296)

Cumulative impairment loss in investments in operating limited partnerships	(265,296)	—	—

Cumulative losses from operating limited partnerships	(3,285,727)	(7,445,190)	(3,172,343)

Investments in operating limited partnerships per balance sheet	16,062,040	13,954,936	16,412,718

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(33,764)	(126,554)	(675,982)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(145,956)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	78,811	1,049	43,002

Cumulative impairment loss in investments in operating limited partnerships	265,296	—	—

Other	(648,618)	(701,395)	(78,093)

Equity per operating limited partnerships’ combined financial statements	$15,723,765	$12,982,080	$15,701,645

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

	Series 43	Series 44	Series 45
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$26,599,350	$15,293,478	$26,542,931

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(27,461)	(3,287)	(4,960)

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(4,721,368)	(1,979,917)	(1,325,490)

Investments in operating limited partnerships per balance sheet	21,850,521	13,310,274	25,212,481

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(933,954)	(1,208,815)	(9,715,836)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	11,480

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	(738,441)	(175,589)	(340,675)

Equity per operating limited partnerships’ combined financial statements	20,178,126	11,925,870	15,167,450

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2005 is summarized as follows:

Series 46
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$17,283,355

Acquisition costs of operating limited partnerships	—

Cumulative distributions from operating limited partnerships	—

Cumulative impairment loss in investments in operating limited partnerships	—

Cumulative losses from operating limited partnerships	(467,578)

Investments in operating limited partnerships per balance sheet	16,815,777

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46
The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(4,267,657)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—

Cumulative impairment loss in investments in operating limited partnerships	—

Other	(209,531)

Equity per operating limited partnerships’ combined financial statements	$12,338,589

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,584,505,782	$57,751,792	$23,399,774
Construction in progress	16,591,048	—	—
Land	127,400,983	6,112,210	2,839,206
Other assets	143,714,115	6,999,382	2,780,459

	$1,872,211,928	$70,863,384	$29,019,439

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$1,169,678,394	$61,392,117	$27,302,501
Accounts payable and accrued expenses	45,842,158	2,788,360	3,687,108
Other liabilities	167,871,851	3,231,717	5,648,823

	1,383,392,403	67,412,194	36,638,432

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	352,885,743	3,832,819	(8,411,679)
Other partners	135,933,782	(381,629)	792,686

	488,819,525	3,451,190	(7,618,993)

	$1,872,211,928	$70,863,384	$29,019,439

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$60,012,959	$57,536,189	$46,244,424
Construction in progress	—	—	—
Land	4,242,201	3,957,131	3,941,855
Other assets	5,376,527	4,738,896	5,103,406

	$69,631,687	$66,232,216	$55,289,685

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$51,408,605	$40,711,642	$37,323,137
Accounts payable and accrued expenses	4,421,322	5,311,509	1,204,763
Other liabilities	4,891,827	6,321,776	5,104,778

	60,721,754	52,344,927	43,632,678

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	4,935,305	11,938,080	6,101,011
Other partners	3,974,628	1,949,209	5,555,996

	8,909,933	13,887,289	11,657,007

	$69,631,687	$66,232,216	$55,289,685

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$49,184,240	$73,302,737	$62,345,241
Construction in progress	—	10,335	—
Land	3,701,408	5,310,128	6,005,394
Other assets	7,352,134	11,082,217	7,893,346

	$60,237,782	$89,705,417	$76,243,981

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$34,739,780	$58,625,558	$48,654,935
Accounts payable and accrued expenses	2,323,545	2,119,897	1,293,318
Other liabilities	6,935,058	6,724,945	8,480,865

	43,998,383	67,470,400	58,429,118

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	10,907,164	19,043,558	11,536,280
Other partners	5,332,235	3,191,459	6,278,583

	16,239,399	22,235,017	17,814,863

	$60,237,782	$89,705,417	$76,243,981

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$62,677,757	$50,466,911	$42,225,381
Construction in progress	—	—	—
Land	5,523,586	2,841,806	2,658,139
Other assets	5,265,982	7,786,025	4,060,989

	$73,467,325	$61,094,742	$48,944,509

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$43,140,764	$39,288,101	$29,026,547
Accounts payable and accrued expenses	1,739,682	1,826,015	1,928,783
Other liabilities	2,922,944	4,161,971	4,636,613

	47,803,390	45,276,087	35,591,943

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	19,923,824	14,782,681	9,368,336
Other partners	5,740,111	1,035,974	3,984,230

	25,663,935	15,818,655	13,352,566

	$73,467,325	$61,094,742	$48,944,509

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$67,137,969	$67,500,293	$56,474,841
Construction in progress	—	—	—
Land	4,509,212	4,333,042	5,245,180
Other assets	8,274,720	5,733,265	3,557,849

	$79,921,901	$77,566,600	$65,277,870

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$52,577,535	$43,313,998	$35,116,519
Accounts payable and accrued expenses	2,181,269	1,529,350	1,073,070
Other liabilities	6,161,866	6,272,957	3,187,436

	60,920,670	51,116,305	39,377,025

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	19,402,798	20,152,572	12,923,878
Other partners	(401,567)	6,297,723	12,976,967

	19,001,231	26,450,295	25,900,845

	$79,921,901	$77,566,600	$65,277,870

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$60,913,953	$50,859,108	$46,053,112
Construction in progress	—	—	—
Land	5,358,490	3,734,936	2,893,726
Other assets	4,649,557	4,194,928	3,383,238

	$70,922,000	$58,788,972	$52,330,076

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$45,487,407	$27,781,613	$34,218,049
Accounts payable and accrued expenses	1,719,470	1,135,628	1,005,262
Other liabilities	4,938,121	6,498,162	3,189,970

	52,144,998	35,415,403	38,413,281

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	16,284,887	15,942,442	9,564,464
Other partners	2,492,115	7,431,127	4,352,331

	18,777,002	23,373,569	13,916,795

	$70,922,000	$58,788,972	$52,330,076

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$46,310,139	$35,802,924	$30,673,608
Construction in progress	—	—	—
Land	2,434,120	2,253,007	1,909,789
Other assets	3,473,162	1,875,875	1,682,313

	$52,217,421	$39,931,806	$34,265,710

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$30,212,695	$18,102,035	$14,048,537
Accounts payable and accrued expenses	1,086,822	604,129	483,561
Other liabilities	2,742,204	1,641,031	1,736,658

	34,041,721	20,347,195	16,268,756

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	13,448,621	13,658,099	11,935,291
Other partners	4,727,079	5,926,512	6,061,663

	18,175,700	19,584,611	17,996,954

	$52,217,421	$39,931,806	$34,265,710

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$71,800,347	$106,293,488	$80,671,675
Construction in progress	—	—	—
Land	5,081,041	11,581,733	7,474,107
Other assets	3,699,079	7,457,474	7,128,548

	$80,580,467	$125,332,695	$95,274,330

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$49,208,490	$90,742,557	$55,716,991
Accounts payable and accrued expenses	858,513	1,194,070	1,318,627
Other liabilities	8,642,739	14,254,003	14,632,517

	58,709,742	106,190,630	71,668,135

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	14,877,609	11,435,614	14,453,623
Other partners	6,993,116	7,706,451	9,152,572

	21,870,725	19,142,065	23,606,195

	$80,580,467	$125,332,695	$95,274,330

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$77,690,842	$64,941,464	$96,237,161
Construction in progress	—	10,668,988	—
Land	6,567,632	7,650,817	7,142,394
Other assets	5,554,517	6,435,182	5,777,154

	$89,812,991	$89,696,451	$109,156,709

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$50,501,862	$58,887,785	$65,675,942
Accounts payable and accrued expenses	1,204,006	449,001	932,361
Other liabilities	12,135,074	9,217,815	9,804,030

	63,840,942	68,554,601	76,412,333

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	18,728,855	14,509,030	23,569,092
Other partners	7,243,194	6,632,820	9,175,284

	25,972,049	21,141,850	32,744,376

	$89,812,991	$89,696,451	$109,156,709

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$39,997,453
Construction in progress	5,911,725
Land	2,098,693
Other assets	2,397,891

$50,405,762

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$26,472,692
Accounts payable and accrued expenses	422,717
Other liabilities	3,755,951

30,651,360

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	18,041,489
Other partners	1,712,913

19,754,402

$50,405,762

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

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

13,359,954

$43,903,345

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2005 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$216,205,005	$11,891,940	$5,677,494
Interest and other	12,613,627	804,829	157,675

	228,818,632	12,696,769	5,835,169

Expenses
Interest	67,271,136	3,668,425	1,947,906
Depreciation and amortization	71,230,790	3,179,439	913,985
Taxes and insurance	30,339,521	1,541,572	822,969
Repairs and maintenance	37,232,403	2,489,575	901,203
Operating expenses	71,700,404	3,948,485	2,625,671
Other expenses	8,841,775	240,799	59,430

	286,616,029	15,068,295	7,271,164

NET LOSS	$(57,797,397)	$(2,371,526)	$(1,435,995)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(37,290,159)	$(1,592,892)	$(1,262,189)

Net loss allocated to other partners	$(20,507,238)	$(778,634)	$(173,806)

*	Amounts include $240,122, $1,001,337, $382,083, $55,973, $239,088, $302,737, $310,812, $204,562, $17,423, $58,516, $941,837, $130,109, $89,738, $271,441, $239,686, $19,153, $291,144, and $25,484 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 36, 41, 42, 44, and 45, respectively, of loss not recognized under the equity method of accounting as described in note 1.
For Series 29, loss allocatted does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2005 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$9,537,613	$8,659,013	$9,212,742
Interest and other	716,460	552,931	175,162

	10,254,073	9,211,944	9,387,904

Expenses
Interest	2,724,735	2,635,469	2,105,777
Depreciation and amortization	2,790,258	2,382,381	2,484,943
Taxes and insurance	1,482,496	1,287,054	1,209,626
Repairs and maintenance	2,292,191	1,960,654	1,815,494
Operating expenses	3,418,645	3,285,527	3,110,955
Other expenses	200,545	287,545	158,324

	12,908,870	11,838,630	10,885,119

NET LOSS	$(2,654,797)	$(2,626,686)	$(1,497,215)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,136,725)	$(1,373,394)	$(924,137)

Net loss allocated to other partners	$(1,518,072)	$(1,253,292)	$(573,078)

*	Amounts include $240,122, $1,001,337, $382,083, $55,973, $239,088, $302,737, $310,812, $204,562, $17,423, $58,516, $941,837, $130,109, $89,738, $271,441, $239,686, $19,153, $291,144, and $25,484 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 36, 41, 42, 44, and 45, respectively, of loss not recognized under the equity method of accounting as described in note 1.
For Series 29, loss allocatted does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2005 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$11,803,414	$11,109,246	$9,194,877
Interest and other	225,740	467,997	284,248

	12,029,154	11,577,243	9,479,125

Expenses
Interest	2,431,979	2,600,916	3,059,542
Depreciation and amortization	2,516,796	3,165,854	2,563,576
Taxes and insurance	1,524,456	1,925,011	1,253,451
Repairs and maintenance	2,540,106	1,786,827	1,155,855
Operating expenses	3,963,518	3,591,026	2,439,001
Other expenses	61,996	257,825	342,925

	13,038,851	13,327,459	10,814,350

NET LOSS	$(1,009,697)	$(1,750,216)	$(1,335,225)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(928,730)	$(1,395,183)	$(597,866)

Net loss allocated to other partners	$(80,967)	$(355,033)	$(737,359)

*	Amounts include $240,122, $1,001,337, $382,083, $55,973, $239,088, $302,737, $310,812, $204,562, $17,423, $58,516, $941,837, $130,109, $89,738, $271,441, $239,686, $19,153, $291,144, and $25,484 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 36, 41, 42, 44, and 45, respectively, of loss not recognized under the equity method of accounting as described in note 1.
For Series 29, loss allocatted does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2005 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$9,463,172	$6,455,363	$6,164,251
Interest and other	232,354	1,648,326	427,801

	9,695,526	8,103,689	6,592,052

Expenses
Interest	2,576,402	2,081,360	1,678,882
Depreciation and amortization	2,940,127	2,515,117	1,821,659
Taxes and insurance	1,271,913	1,007,639	878,805
Repairs and maintenance	1,588,654	873,803	1,399,162
Operating expenses	2,749,698	2,409,562	2,761,870
Other expenses	308,352	185,809	3,112,114

	11,435,146	9,073,290	11,652,492

NET LOSS	$(1,739,620)	$(969,601)	$(5,060,440)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,160,069)	$(827,003)	$(4,469,737)

Net loss allocated to other partners	$(579,551)	$(142,598)	$(590,703)

*	Amounts include $240,122, $1,001,337, $382,083, $55,973, $239,088, $302,737, $310,812, $204,562, $17,423, $58,516, $941,837, $130,109, $89,738, $271,441, $239,686, $19,153, $291,144, and $25,484 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 36, 41, 42, 44, and 45, respectively, of loss not recognized under the equity method of accounting as described in note 1.
For Series 29, loss allocatted does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2005 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$10,202,199	$8,168,699	$7,044,753
Interest and other	354,756	332,633	303,554

	10,556,955	8,501,332	7,348,307

Expenses
Interest	2,253,752	2,436,107	2,266,056
Depreciation and amortization	3,197,601	3,381,104	2,798,501
Taxes and insurance	1,614,563	1,394,337	1,040,098
Repairs and maintenance	1,639,682	1,245,408	1,084,787
Operating expenses	3,763,994	2,607,571	2,211,365
Other expenses	473,404	340,305	73,201

	12,942,996	11,404,832	9,474,008

NET LOSS	$(2,386,041)	$(2,903,500)	$(2,125,701)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(2,378,403)	$(2,143,585)	$(888,471)

Net loss allocated to other partners	$(7,638)	$(759,915)	$(1,237,230)

*	Amounts include $240,122, $1,001,337, $382,083, $55,973, $239,088, $302,737, $310,812, $204,562, $17,423, $58,516, $941,837, $130,109, $89,738, $271,441, $239,686, $19,153, $291,144, and $25,484 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 36, 41, 42, 44, and 45, respectively, of loss not recognized under the equity method of accounting as described in note 1.
For Series 29, loss allocatted does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2005 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$7,449,360	$5,846,022	$5,936,889
Interest and other	447,401	250,773	675,251

	7,896,761	6,096,795	6,612,140

Expenses
Interest	2,701,775	1,854,255	2,149,929
Depreciation and amortization	3,011,958	2,077,963	1,997,239
Taxes and insurance	1,131,765	955,520	772,755
Repairs and maintenance	1,076,949	1,028,471	1,209,020
Operating expenses	2,537,291	1,832,758	1,966,915
Other expenses	147,110	92,637	99,598

	10,606,848	7,841,604	8,195,456

NET LOSS	$(2,710,087)	$(1,744,809)	$(1,583,316)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,897,930)	$(1,153,704)	$(803,016)

Net loss allocated to other partners	$(812,157)	$(591,105)	$(780,300)

*	Amounts include $240,122, $1,001,337, $382,083, $55,973, $239,088, $302,737, $310,812, $204,562, $17,423, $58,516, $941,837, $130,109, $89,738, $271,441, $239,686, $19,153, $291,144, and $25,484 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 36, 41, 42, 44, and 45, respectively, of loss not recognized under the equity method of accounting as described in note 1.
For Series 29, loss allocatted does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2005 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$5,628,080	$4,111,913	$3,145,980
Interest and other	219,544	173,297	183,579

	5,847,624	4,285,210	3,329,559

Expenses
Interest	1,670,257	1,197,974	876,566
Depreciation and amortization	2,251,673	1,596,188	1,456,544
Taxes and insurance	886,647	657,112	548,901
Repairs and maintenance	770,504	721,865	551,707
Operating expenses	1,922,301	1,138,563	1,032,846
Other expenses	126,135	50,300	92,405

	7,627,517	5,362,002	4,558,969

NET LOSS	$(1,779,893)	$(1,076,792)	$(1,229,410)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,187,252)	$(774,100)	$(825,588)

Net loss allocated to other partners	$(592,641)	$(302,692)	$(403,822)

*	Amounts include $240,122, $1,001,337, $382,083, $55,973, $239,088, $302,737, $310,812, $204,562, $17,423, $58,516, $941,837, $130,109, $89,738, $271,441, $239,686, $19,153, $291,144, and $25,484 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 36, 41, 42, 44, and 45, respectively, of loss not recognized under the equity method of accounting as described in note 1.
For Series 29, loss allocatted does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2005 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$8,210,241	$13,886,888	$10,222,894
Interest and other	563,023	884,664	391,127

	8,773,264	14,771,552	10,614,021

Expenses
Interest	3,190,199	5,922,292	3,626,392
Depreciation and amortization	2,899,584	4,381,538	3,408,538
Taxes and insurance	1,075,632	1,568,724	1,192,408
Repairs and maintenance	1,126,091	2,075,132	1,657,640
Operating expenses	2,219,374	3,627,577	3,106,396
Other expenses	147,403	520,825	320,819

	10,658,283	18,096,088	13,312,193

NET LOSS	$(1,885,019)	$(3,324,536)	$(2,698,172)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(882,871)	$(1,561,551)	$(1,231,679)

Net loss allocated to other partners	$(1,002,148)	$(1,762,985)	$(1,466,493)

*	Amounts include $240,122, $1,001,337, $382,083, $55,973, $239,088, $302,737, $310,812, $204,562, $17,423, $58,516, $941,837, $130,109, $89,738, $271,441, $239,686, $19,153, $291,144, and $25,484 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 36, 41, 42, 44, and 45, respectively, of loss not recognized under the equity method of accounting as described in note 1.
For Series 29, loss allocatted does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2005 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$8,260,199	$6,382,134	$8,638,034
Interest and other	834,508	699,125	474,723

	9,094,707	7,081,259	9,112,757

Expenses
Interest	2,785,614	2,527,896	2,897,729
Depreciation and amortization	3,960,839	2,907,409	3,488,104
Taxes and insurance	908,831	772,378	1,182,672
Repairs and maintenance	1,444,662	1,014,158	1,299,319
Operating expenses	2,930,107	2,395,428	2,922,558
Other expenses	492,010	208,421	377,418

	12,522,063	9,825,690	12,167,800

NET LOSS	$(3,427,356)	$(2,744,431)	$(3,055,043)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,994,960)	$(1,292,660)	$(1,944,444)

Net loss allocated to other partners	$(1,432,396)	$(1,451,771)	$(1,110,599)

*	Amounts include $240,122, $1,001,337, $382,083, $55,973, $239,088, $302,737, $310,812, $204,562, $17,423, $58,516, $941,837, $130,109, $89,738, $271,441, $239,686, $19,153, $291,144, and $25,484 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 36, 41, 42, 44, and 45, respectively, of loss not recognized under the equity method of accounting as described in note 1.
For Series 29, loss allocatted does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2005 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$3,901,595
Interest and other	132,146

4,033,741

Expenses
Interest	1,402,950
Depreciation and amortization	1,141,872
Taxes and insurance	432,186
Repairs and maintenance	483,484
Operating expenses	1,181,402
Other expenses	64,120

4,706,014

NET LOSS	$(672,273)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(662,020)

Net loss allocated to other partners	$(10,253)

*	Amounts include $240,122, $1,001,337, $382,083, $55,973, $239,088, $302,737, $310,812, $204,562, $17,423, $58,516, $941,837, $130,109, $89,738, $271,441, $239,686, $19,153, $291,144, and $25,484 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 36, 41, 42, 44, and 45, respectively, of loss not recognized under the equity method of accounting as described in note 1.
For Series 29, loss allocatted does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$208,018,639	$12,301,305	$5,389,189
Interest and other	11,217,902	1,052,558	116,709

	219,236,541	13,353,863	5,505,898

Expenses
Interest	65,215,364	3,918,486	1,967,702
Depreciation and amortization	70,503,754	3,597,561	920,468
Taxes and insurance	29,950,692	1,696,897	854,003
Repairs and maintenance	34,957,326	2,562,980	1,171,009
Operating expenses	67,615,459	3,772,400	2,301,147
Other expenses	8,375,290	300,014	120,972

	276,617,885	15,848,338	7,335,301

NET LOSS	$(57,381,344)	$(2,494,475)	$(1,829,403)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(39,539,594)	$(1,288,444)	$(1,645,494)

Net loss allocated to other partners	$(17,841,750)	$(1,206,031)	$(183,909)

*	Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$9,301,262	$8,569,976	$9,092,682
Interest and other	609,124	458,561	153,157

	9,910,386	9,028,537	9,245,839

Expenses
Interest	3,082,071	2,693,999	2,111,235
Depreciation and amortization	2,856,520	2,379,167	2,447,276
Taxes and insurance	1,486,349	1,346,984	1,346,357
Repairs and maintenance	2,271,805	1,781,620	1,774,518
Operating expenses	3,275,147	3,332,952	2,922,863
Other expenses	241,956	256,537	123,382

	13,213,848	11,791,259	10,725,631

NET LOSS	$(3,303,462)	$(2,762,722)	$(1,479,792)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,344,442)	$(1,427,364)	$(921,262)

Net loss allocated to other partners	$(1,959,020)	$(1,335,358)	$(558,530)

*	Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$11,929,284	$10,796,426	$9,212,700
Interest and other	207,024	431,501	328,148

	12,136,308	11,227,927	9,540,848

Expenses
Interest	2,346,845	2,634,289	2,974,085
Depreciation and amortization	2,708,405	3,182,227	2,769,721
Taxes and insurance	1,620,349	1,872,195	1,293,968
Repairs and maintenance	2,417,200	1,724,309	1,034,543
Operating expenses	3,931,962	3,329,589	2,355,151
Other expenses	78,200	288,591	304,119

	13,102,961	13,031,200	10,731,587

NET LOSS	$(966,653)	$(1,803,273)	$(1,190,739)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(844,351)	$(1,459,920)	$(743,525)

Net loss allocated to other partners	$(122,302)	$(343,353)	$(447,214)

*	Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$9,324,032	$6,543,133	$5,908,860
Interest and other	347,919	535,740	222,099

	9,671,951	7,078,873	6,130,959

Expenses
Interest	2,957,455	1,959,393	1,524,372
Depreciation and amortization	2,977,717	2,880,780	1,893,135
Taxes and insurance	1,222,409	1,107,273	911,510
Repairs and maintenance	1,552,599	834,526	1,052,917
Operating expenses	2,720,904	2,257,767	2,332,148
Other expenses	301,918	2,932,011	299,463

	11,733,002	11,971,750	8,013,545

NET LOSS	$(2,061,051)	$(4,892,877)	$(1,882,586)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,561,585)	$(4,806,448)	$(1,318,364)

Net loss allocated to other partners	$(499,466)	$(86,429)	$(564,222)

*	Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$10,171,173	$8,158,972	$6,805,392
Interest and other	331,913	295,763	252,468

	10,503,086	8,454,735	7,057,860

Expenses
Interest	2,104,073	2,321,558	2,219,943
Depreciation and amortization	3,372,462	3,435,212	2,782,918
Taxes and insurance	1,612,653	1,496,203	1,155,478
Repairs and maintenance	1,586,338	1,186,214	958,807
Operating expenses	3,593,498	2,546,855	2,008,539
Other expenses	413,855	244,319	76,575

	12,682,879	11,230,361	9,202,260

NET LOSS	$(2,179,793)	$(2,775,626)	$(2,144,400)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,942,262)	$(2,125,250)	$(900,536)

Net loss allocated to other partners	$(237,531)	$(650,376)	$(1,243,864)

*	Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$7,133,302	$5,756,805	$5,846,890
Interest and other	319,966	268,602	564,240

	7,453,268	6,025,407	6,411,130

Expenses
Interest	2,501,530	1,888,719	2,135,513
Depreciation and amortization	3,033,104	2,145,307	2,057,756
Taxes and insurance	1,200,176	928,318	710,905
Repairs and maintenance	1,035,898	881,064	1,025,630
Operating expenses	2,199,625	1,801,711	1,928,089
Other expenses	203,387	216,842	100,046

	10,173,720	7,861,961	7,957,939

NET LOSS	$(2,720,452)	$(1,836,554)	$(1,546,809)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(2,003,128)	$(1,202,299)	$(881,494)

Net loss allocated to other partners	$(717,324)	$(634,255)	$(665,315)

*	Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$5,701,690	$4,003,893	$3,067,801
Interest and other	518,105	203,191	178,691

	6,219,795	4,207,084	3,246,492

Expenses
Interest	1,573,690	1,219,243	883,877
Depreciation and amortization	2,304,390	1,611,055	1,476,198
Taxes and insurance	814,640	627,036	373,932
Repairs and maintenance	739,434	717,710	439,951
Operating expenses	1,812,307	1,216,512	1,221,828
Other expenses	67,824	65,286	104,212

	7,312,285	5,456,842	4,499,998

NET LOSS	$(1,092,490)	$(1,249,758)	$(1,253,506)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(666,386)	$(875,622)	$(856,990)

Net loss allocated to other partners	$(426,104)	$(374,136)	$(396,516)

*	Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$7,885,676	$13,615,599	$9,715,216
Interest and other	737,058	808,219	575,125

	8,622,734	14,423,818	10,290,341

Expenses
Interest	3,213,516	5,932,695	3,731,620
Depreciation and amortization	2,911,005	4,851,854	3,400,710
Taxes and insurance	1,036,212	1,565,554	1,143,022
Repairs and maintenance	1,171,645	2,141,159	1,577,590
Operating expenses	2,129,473	3,880,592	2,991,035
Other expenses	140,818	319,545	213,970

	10,602,669	18,691,399	13,057,947

NET LOSS	$(1,979,935)	$(4,267,581)	$(2,767,606)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(924,404)	$(4,302,226)	$(1,150,391)

Net loss allocated to other partners	$(1,055,531)	$34,645	$(1,617,215)

*	Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$7,540,993	$5,008,683	$6,983,665
Interest and other	735,304	255,354	676,499

	8,276,297	5,264,037	7,660,164

Expenses
Interest	2,901,617	1,761,670	2,001,049
Depreciation and amortization	3,282,051	1,851,874	2,855,530
Taxes and insurance	853,679	517,461	873,409
Repairs and maintenance	1,220,868	673,540	1,100,052
Operating expenses	2,931,453	1,691,039	2,365,720
Other expenses	339,010	252,874	235,903

	11,528,678	6,748,458	9,431,663

NET LOSS	$(3,252,381)	$(1,484,421)	$(1,771,499)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(2,028,092)	$(866,298)	$(1,067,071)

Net loss allocated to other partners	$(1,224,289)	$(618,123)	$(704,428)

*	Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$2,254,040
Interest and other	34,864

2,288,904

Expenses
Interest	655,119
Depreciation and amortization	519,351
Taxes and insurance	283,720
Repairs and maintenance	323,400
Operating expenses	765,153
Other expenses	133,661

2,680,404

NET LOSS	$(391,500)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(385,946)

Net loss allocated to other partners	$(5,554)

*	Amounts include $211,180, $1,236,295, $469,201, $21,337, $200,485, $324,649, $189,760, $178,124, $1,063,313, $43,274, $85,631, $180,859 and $142,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 29, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2003 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$193,259,931	$12,303,905	$5,021,702
Interest and other	9,415,483	702,801	92,273

	202,675,414	13,006,706	5,113,975

Expenses
Interest	63,825,849	4,019,418	1,986,206
Depreciation and amortization	66,544,933	3,568,167	919,244
Taxes and insurance	28,702,536	1,708,500	795,988
Repairs and maintenance	30,510,189	2,462,365	1,121,422
Operating expenses	61,066,483	3,631,931	1,757,589
Other expenses	5,286,538	200,603	104,691

	255,936,528	15,590,984	6,685,140

NET LOSS	$(53,261,114)	$(2,584,278)	$(1,571,165)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(34,045,116)	$(1,872,487)	$(1,418,365)

Net loss allocated to other partners	$(19,215,998)	$(711,791)	$(152,800)

*	Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2003 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$9,413,557	$8,407,910	$8,464,182
Interest and other	715,965	578,314	825,582

	10,129,522	8,986,224	9,289,764

Expenses
Interest	3,118,999	2,789,476	2,249,953
Depreciation and amortization	2,777,872	2,405,238	2,522,106
Taxes and insurance	1,518,910	1,322,195	1,230,903
Repairs and maintenance	1,925,557	1,584,427	1,568,220
Operating expenses	3,024,184	3,031,035	2,442,743
Other expenses	412,703	221,887	156,033

	12,778,225	11,354,258	10,169,958

NET LOSS	$(2,648,703)	$(2,368,034)	$(880,194)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P.*	$(1,386,422)	$(1,354,020)	$(797,561)

Net loss allocated to other partners	$(1,262,281)	$(1,014,014)	$(82,633)

*	Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2003 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$11,140,501	$10,659,375	$9,015,583
Interest and other	263,802	556,754	319,608

	11,404,303	11,216,129	9,335,191

Expenses
Interest	2,557,397	2,710,505	3,089,716
Depreciation and amortization	2,711,954	3,244,358	2,567,466
Taxes and insurance	1,630,653	1,768,772	1,161,734
Repairs and maintenance	2,381,452	1,716,310	1,126,958
Operating expenses	3,477,247	3,164,108	2,196,267
Other expenses	122,177	275,938	264,719

	12,880,880	12,879,991	10,406,860

NET LOSS	$(1,476,577)	$(1,663,862)	$(1,071,669)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,283,881)	$(1,408,910)	$(868,921)

Net loss allocated to other partners	$(192,696)	$(254,952)	$(202,748)

*	Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2003 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$9,192,308	$6,996,473	$6,157,457
Interest and other	216,866	272,096	221,348

	9,409,174	7,268,569	6,378,805

Expenses
Interest	2,874,073	1,965,974	1,596,330
Depreciation and amortization	3,018,124	2,650,050	1,937,968
Taxes and insurance	1,255,416	1,088,512	924,619
Repairs and maintenance	1,428,991	815,397	924,485
Operating expenses	2,704,175	2,332,226	2,238,230
Other expenses	113,870	188,797	262,956

	11,394,649	9,040,956	7,884,588

NET LOSS	$(1,985,475)	$(1,772,387)	$(1,505,783)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,408,334)	$(1,722,156)	$(1,092,908)

Net loss allocated to other partners	$(577,141)	$(50,231)	$(412,875)

*	Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2003 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$9,970,491	$8,042,130	$6,918,149
Interest and other	282,673	337,282	264,888

	10,253,164	8,379,412	7,183,037

Expenses
Interest	2,046,035	2,266,637	2,283,594
Depreciation and amortization	3,248,833	3,493,730	2,831,424
Taxes and insurance	1,580,752	1,422,416	1,093,149
Repairs and maintenance	1,571,337	1,035,955	850,789
Operating expenses	3,242,143	2,474,575	1,872,693
Other expenses	480,739	246,650	76,121

	12,169,839	10,939,963	9,007,770

NET LOSS	$(1,916,675)	$(2,560,551)	$(1,824,733)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,884,623)	$(1,995,346)	$(824,241)

Net loss allocated to other partners	$(32,052)	$(565,205)	$(1,000,492)

*	Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2003 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$7,424,248	$5,775,071	$5,643,147
Interest and other	420,010	362,487	492,981

	7,844,258	6,137,558	6,136,128

Expenses
Interest	2,447,678	1,805,734	2,335,228
Depreciation and amortization	3,090,341	2,215,964	2,049,983
Taxes and insurance	1,200,656	927,232	808,303
Repairs and maintenance	944,509	865,391	989,314
Operating expenses	2,059,590	1,700,199	1,910,557
Other expenses	118,468	148,174	135,979

	9,861,242	7,662,694	8,229,364

NET LOSS	$(2,016,984)	$(1,525,136)	$(2,093,236)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,572,623)	$(1,116,553)	$(1,102,744)

Net loss allocated to other partners	$(444,361)	$(408,583)	$(990,492)

*	Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2003 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$5,611,289	$3,961,438	$3,081,678
Interest and other	139,220	132,272	115,270

	5,750,509	4,093,710	3,196,948

Expenses
Interest	1,479,116	1,215,309	892,650
Depreciation and amortization	2,306,070	1,768,419	1,547,143
Taxes and insurance	873,081	557,397	548,275
Repairs and maintenance	628,199	612,488	414,623
Operating expenses	1,776,745	1,260,230	1,229,834
Other expenses	57,288	100,099	143,458

	7,120,499	5,513,942	4,775,983

NET LOSS	$(1,369,990)	$(1,420,232)	$(1,579,035)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(901,089)	$(960,018)	$(1,120,343)

Net loss allocated to other partners	$(468,901)	$(460,214)	$(458,692)

*	Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2003 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$7,724,711	$12,759,963	$7,535,858
Interest and other	309,358	633,653	294,082

	8,034,069	13,393,616	7,829,940

Expenses
Interest	3,367,859	6,035,976	3,076,528
Depreciation and amortization	2,939,012	4,756,280	2,792,146
Taxes and insurance	1,048,978	1,718,625	810,748
Repairs and maintenance	737,532	1,905,114	1,173,933
Operating expenses	1,973,525	3,662,988	2,597,670
Other expenses	102,621	289,517	190,564

	10,169,527	18,368,500	10,641,589

NET LOSS	$(2,135,458)	$(4,974,884)	$(2,811,649)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(864,601)	$(1,732,129)	$(1,617,204)

Net loss allocated to other partners	$(1,270,857)	$(3,242,755)	$(1,194,445)

*	Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2003 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$5,176,352	$2,839,623	$3,585,984
Interest and other	219,440	468,527	169,135

	5,395,792	3,308,150	3,755,119

Expenses
Interest	2,808,152	1,359,574	1,286,000
Depreciation and amortization	2,305,442	1,286,928	1,530,800
Taxes and insurance	697,814	369,608	574,553
Repairs and maintenance	773,851	420,430	460,296
Operating expenses	2,542,078	1,471,443	1,122,428
Other expenses	288,859	530,781	52,807

	9,416,196	5,438,764	5,026,884

NET LOSS	$(4,020,404)	$(2,130,614)	$(1,271,765)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(2,285,966)	$(1,113,620)	$(258,419)

Net loss allocated to other partners	$(1,734,438)	$(1,016,994)	$(1,013,346)

*	Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2003 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$436,846
Interest and other	8,796

445,642

Expenses
Interest	161,732
Depreciation and amortization	59,871
Taxes and insurance	64,747
Repairs and maintenance	70,844
Operating expenses	170,050
Other expenses	39

527,283

NET LOSS	$(81,641)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(81,632)

Net loss allocated to other partners	$(9)

*	Amounts include $163,357, $679,706, $200,281, $27,231, $109,967, $446,181, $76,231, $264,175, $40,695, $47,692, $147,671 and $3,078 for Series 20, 21, 22, 23, 24, 25, 26, 27, 31, 32, 36 and 41, respectively, of loss not recognized under the equity method of accounting as described in note 1.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE D — NOTES RECEIVABLE
Notes receivable at March 31, 2006 and 2005 consist of advance installments $2,714,233 and $4,919,220, respectively, of capital contributions to operating limited partnerships. The notes are comprised of noninterest bearing and interest bearing notes with rates ranging from prime to prime + 1%. Prime was 7.75% and 5.75% as of March 31, 2006 and 2005, respectively. These notes are secured by future installments of capital contributions or paid upon demand. The carrying value of the notes receivable at March 31, 2006 and 2005 approximates fair value. The notes at March 31, 2006 and 2005 by series are as follows:

	2006	2005
Series 20	$—	$—
Series 21	236,476	457,639
Series 22	—	450,981
Series 23	—	—
Series 24	—	155,478
Series 25	—	—
Series 26	129,062	135,822
Series 27	—	—
Series 28	—	350,913
Series 29	—	20,935
Series 30	—	51,842
Series 31	570,454	641,362
Series 32	46,908	129,908
Series 33	32,300	58,877
Series 34	—	3,547
Series 35	—	322,784
Series 36	—	322,784
Series 37	67,239	122,562
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	—
Series 42	494,442	591,011
Series 43	837,352	1,102,775
Series 44	—	—
Series 45	300,000	—
Series 46	—	—

	$2,714,233	$4,919,220

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(87,626,196)	$(3,833,845)	$(556,671)

Operating limited partnership rents received in advance	(85,035)	(7,890)	1,986

Accrued partnership fund management fee not deducted for income tax purposes	3,878,320	164,942	225,840

Other	2,512,181	205,539	552,530

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(2,591,254)	(240,122)	(1,001,337)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(7,795,468)	(187,873)	(257,456)

Impairment loss not recognized for tax purposes	43,580,442	1,590,120	27,960

Difference due to fiscal year for book purposes and calendar year for tax purposes	3,885,253	674,003	6,842

Income (loss) for tax return purposes, December 31, 2005	$(44,241,757)	$(1,635,126)	$(1,000,306)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(3,093,410)	$(6,598,250)	$(4,785,221)

Operating limited partnership rents received in advance	2,529	4,762	(2,780)

Accrued partnership fund management fee not deducted for income tax purposes	179,591	240,265	200,840

Other	(218,912)	(27,893)	58,205

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(382,083)	(55,973)	(239,088)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(171,429)	(269,374)	(142,938)

Impairment loss not recognized for tax purposes	1,891,685	4,843,641	3,763,056

Difference due to fiscal year for book purposes and calendar year for tax purposes	215,828	156,723	75,348

Income (loss) for tax return purposes, December 31, 2005	$(1,576,201)	$(1,706,099)	$(1,072,578)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$(4,639,738)	$(7,162,231)	$(3,087,823)

Operating limited partnership rents received in advance	—	(1,579)	1,704

Accrued partnership fund management fee not deducted for income tax purposes	197,677	334,759	315,205

Other	565,498	(70,584)	58,971

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(302,737)	(310,812)	(204,562)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(184,608)	(493,744)	(471,190)

Impairment loss not recognized for tax purposes	3,676,338	5,485,690	2,275,058

Difference due to fiscal year for book purposes and calendar year for tax purposes	158,261	176,347	77,074

Income (loss) for tax return purposes, December 31, 2005	$(529,309)	$(2,042,154)	$(1,035,563)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(5,883,069)	$(4,116,892)	$(4,320,595)

Operating limited partnership rents received in advance	(4,494)	(5,685)	(3,081)

Accrued partnership fund management fee not deducted for income tax purposes	159,116	212,981	220,920

Other	(133,691)	(672,781)	754,491

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(17,423)	(58,516)	941,837

Excess of tax depreciation over book depreciation on operating limited partnership assets	(312,087)	(252,149)	(171,617)

Impairment loss not recognized for tax purposes	4,061,131	1,872,660	524,897

Difference due to fiscal year for book purposes and calendar year for tax purposes	426,617	95,707	(24,051)

Income (loss) for tax return purposes, December 31, 2005	$(1,703,900)	$(2,924,675)	$(2,077,199)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(4,988,506)	$(5,734,323)	$(3,982,571)

Operating limited partnership rents received in advance	3,910	(1,709)	(276)

Accrued partnership fund management fee not deducted for income tax purposes	397,440	281,537	173,964

Other	167,432	(256,195)	(40,526)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(130,109)	(89,738)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(498,169)	(162,816)	(122,361)

Impairment loss not recognized for tax purposes	2,327,838	3,218,990	2,867,117

Difference due to fiscal year for book purposes and calendar year for tax purposes	(99,301)	112,180	3,408

Income (loss) for tax return purposes, December 31, 2005	$(2,819,465)	$(2,632,074)	$(1,101,245)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(3,113,385)	$(2,628,987)	$(1,105,751)

Operating limited partnership rents received in advance	(10,586)	(83)	(2,758)

Accrued partnership fund management fee not deducted for income tax purposes	293,195	103,360	160,598

Other	(180,665)	(86,076)	384,539

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	(271,441)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(167,716)	(208,466)	(489,827)

Impairment loss not recognized for tax purposes	827,013	1,094,311	300,681

Difference due to fiscal year for book purposes and calendar year for tax purposes	11,769	108,639	16,828

Income (loss) for tax return purposes, December 31, 2005	$(2,340,375)	$(1,617,302)	$(1,007,131)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(2,203,439)	$(1,705,125)	$(1,218,308)

Operating limited partnership rents received in advance	(49,179)	1,090	765

Accrued partnership fund management fee not deducted for income tax purposes	54,864	164,401	111,799

Other	262,185	(130,557)	122,556

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(197,509)	(266,835)	(196,005)

Impairment loss not recognized for tax purposes	686,851	635,308	143,969

Difference due to fiscal year for book purposes and calendar year for tax purposes	126,433	8,807	(12,937)

Income (loss) for tax return purposes, December 31, 2005	$(1,319,794)	$(1,292,911)	$(1,048,161)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(1,709,669)	$(2,192,946)	$(1,794,039)

Operating limited partnership rents received in advance	(627)	(1,025)	(6,493)

Accrued partnership fund management fee not deducted for income tax purposes	200,005	276,168	(256,641)

Other	67,553	(279,042)	(155,682)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(239,686)	(19,153)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(261,919)	(299,492)	(169,960)

Impairment loss not recognized for tax purposes	686,851	635,308	143,969

Difference due to fiscal year for book purposes and calendar year for tax purposes	(202,374)	(196,893)	521,673

Income (loss) for tax return purposes, December 31, 2005	$(1,220,180)	$(2,297,608)	$(1,736,326)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$(2,598,302)	$(1,355,409)	$(2,319,809)

Operating limited partnership rents received in advance	(3,038)	205	(703)

Accrued partnership fund management fee not deducted for income tax purposes	(122,850)	(328,018)	—

Other	532,959	141,722	641,206

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(235,971)	291,144	(25,484)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(627,488)	(308,931)	(280,602)

Impairment loss not recognized for tax Purposes	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	497,813	596,052	63,640

Income (loss) for tax return purposes, December 31, 2005	$(2,556,877)	$(963,235)	$(1,921,752)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2006 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(897,882)

Operating limited partnership rents received in advance	—

Accrued partnership fund management fee not deducted for income tax purposes	(83,638)

Other	249,399

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(622,907)

Impairment loss not recognized for tax purposes	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	290,817

Income (loss) for tax return purposes, December 31, 2005	$(1,064,211)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(79,815,141)	$(3,083,177)	$(976,644)

Operating limited partnership rents received in advance	346,045	16,299	38

Accrued partnership fund management fee not deducted for income tax purposes	4,434,551	(750,180)	200,840

Other	3,935,268	(443,617)	397,765

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(4,471,072)	(335,266)	(1,236,295)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(7,876,753)	213,469	(223,400)

Impairment loss not recognized for tax purposes	36,127,368	1,627,527	322,225

Difference due to fiscal year for book purposes and calendar year for tax purposes	(325,032)	(261,694)	(1,114)

Income (loss) for tax return purposes, December 31, 2004	$(47,644,766)	$(3,016,639)	$(1,516,585)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(4,469,581)	$(5,725,483)	$(2,435,902)

Operating limited partnership rents received in advance	(17,517)	1,159	8,817

Accrued partnership fund management fee not deducted for income tax purposes	209,592	240,264	225,840

Other	263,990	258,882	185,895

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(469,201)	(21,337)	(200,485)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(176,849)	(329,489)	(127,250)

Impairment loss not recognized for tax purposes	3,307,138	4,045,618	1,461,411

Difference due to fiscal year for book purposes and calendar year for tax purposes	755	13,164	15,604

Income (loss) for tax return purposes, December 31, 2004	$(1,351,673)	$(1,517,222)	$(866,070)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$(2,599,663)	$(5,623,588)	$(2,241,006)
Operating limited partnership rents received in advance	15,536	4,879	8,341

Accrued partnership fund management fee not deducted for income tax purposes	272,676	335,754	215,204

Other	(550,420)	52,119	30,210

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(324,649)	(189,760)	(178,124)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(190,353)	(496,202)	(513,249)

Impairment loss not recognized for tax purposes	1,884,342	3,887,714	1,329,625

Difference due to fiscal year for book purposes and calendar year for tax purposes	(99,792)	54,727	(91,320)

Income (loss) for tax return purposes, December 31, 2004	$(1,592,323)	$(1,974,357)	$(1,440,319)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(4,547,831)	$(5,923,465)	$(3,119,175)

Operating limited partnership rents received in advance	7,877	33,539	2,024

Accrued partnership fund management fee not deducted for income tax purposes	—	287,980	220,920

Other	201,506	2,899,837	66,086

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(1,063,313)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(288,923)	(252,550)	(199,783)

Impairment loss not recognized for tax purposes	2,671,850	1,835,208	1,535,995

Difference due to fiscal year for book purposes and calendar year for tax purposes	44,379	57,773	18,352

Income (loss) for tax return purposes, December 31, 2004	$(1,911,142)	$(2,124,991)	$(1,475,581)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(5,478,385)	$(5,505,848)	$(1,899,660)

Operating limited partnership rents received in advance	39,063	14,905	(7,309)

Accrued partnership fund management fee not deducted for income tax purposes	—	331,572	173,964

Other	(103,697)	(107,569)	(57,417)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(43,274)	(85,631)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(507,201)	(174,308)	(165,601)

Impairment loss not recognized for tax purposes	3,207,446	3,092,662	777,932

Difference due to fiscal year for book purposes and calendar year for tax purposes	65,406	17,853	13,593

Income (loss) for tax return purposes, December 31, 2004	$(2,820,642)	$(2,416,364)	$(1,164,498)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE E —	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(4,711,184)	$(2,444,443)	$(1,389,889)

Operating limited partnership rents received in advance	21,691	229	12,340

Accrued partnership fund management fee not deducted for income tax purposes	293,196	208,060	160,596

Other	171,164	35,885	375,439

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	(180,859)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(278,436)	(299,493)	(291,313)

Impairment loss not recognized for tax purposes	2,354,965	890,742	420,059

Difference due to fiscal year for book purposes and calendar year for tax purposes	15,675	8,434	(8,140)

Income (loss) for tax return purposes, December 31, 2004	$(2,132,929)	$(1,600,586)	$(901,767)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE E —	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(1,596,304)	$(1,546,835)	$(1,315,746)

Operating limited partnership rents received in advance	84,698	25,145	42,236

Accrued partnership fund management fee not deducted for income tax purposes	204,865	164,400	136,800

Other	(702,242)	64,288	5,130

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(226,076)	(282,996)	(213,894)

Impairment loss not recognized for tax purposes	606,030	398,536	205,047

Difference due to fiscal year for book purposes and calendar year for tax purposes	(4,009)	(28,128)	(9,755)

Income (loss) for tax return purposes, December 31, 2004	$(1,633,038)	$(1,205,590)	$(1,150,182)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE E —	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(1,528,930)	$(4,583,407)	$(1,521,554)

Operating limited partnership rents received in advance	(679)	29,517	1,858

Accrued partnership fund management fee not deducted for income tax purposes	200,004	259,360	259,122

Other	(163,162)	1,270,532	(299,168)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(142,878)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(259,440)	(534,124)	(318,175)

Impairment loss not recognized for tax purposes	265,296	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(34,882)	(29,419)	39,146

Income (loss) for tax return purposes, December 31, 2004	$(1,521,793)	$(3,730,419)	$(1,838,771)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE E —	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$(2,493,942)	$(1,113,681)	$(1,314,735)

Operating limited partnership rents received in advance	193	(366)	1,532

Accrued partnership fund management fee not deducted for income tax purposes	300,950	211,548	—

Other	116,474	(492,728)	469,607

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(794,532)	(118,634)	(294,120)

Impairment loss not recognized for tax purposes	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(7,942)	(39,910)	(54,717)

Income (loss) for tax return purposes, December 31, 2004	$(2,878,799)	$(1,553,771)	$(1,192,433)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE E —	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(625,083)

Operating limited partnership rents received in advance	—

Accrued partnership fund management fee not deducted for income tax purposes	71,224

Other	(9,521)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(533,831)

Impairment loss not recognized for tax purposes	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(19,071)

Income (loss) for tax return purposes, December 31, 2004	$(1,116,282)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE E —	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(47,864,097)	$(2,481,376)	$(1,333,928)

Operating limited partnership rents received in advance	(87,851)	(2,836)	6,241

Accrued partnership fund management fee not deducted for income tax purposes	5,542,514	—	—

Other	2,977,039	(111,559)	918,802

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(2,109,881)	(162,357)	(679,706)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(8,128,273)	(88,514)	(255,113)

Impairment loss not recognized for tax purposes	7,631,525	414,749	315,862

Difference due to fiscal year for book purposes and calendar year for tax purposes	79,754	594,824	134,496

Income (loss) for tax return purposes, December 31, 2003	$(41,959,270)	$(1,837,069)	$(893,346)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(1,825,424)	$(2,378,745)	$(967,714)

Operating limited partnership rents received in advance	5,617	(7,703)	(8,863)

Accrued partnership fund management fee not deducted for income tax purposes	368,242	225,840	254,591

Other	40,134	93,800	260,701

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(200,281)	(27,231)	(109,967)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(187,189)	(419,093)	(114,315)

Impairment loss not recognized for tax purposes	342,983	770,873	55,652

Difference due to fiscal year for book purposes and calendar year for tax purposes	90,607	85,809	(289,257)

Income (loss) for tax return purposes, December 31, 2003	$(1,365,311)	$(1,656,450)	$(919,172)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$(1,564,406)	$(1,910,450)	$(1,076,184)

Operating limited partnership rents received in advance	3,544	(7,400)	(6,854)

Accrued partnership fund management fee not deducted for income tax purposes	272,676	436,639	215,205

Other	240,141	38,613	(53,209)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(446,181)	(76,231)	(264,175)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(112,492)	(501,424)	(492,995)

Impairment loss not recognized for tax purposes	414,773	152,937	130,435

Difference due to fiscal year for book purposes and calendar year for tax purposes	(263,931)	(279,747)	(152,782)

Income (loss) for tax return purposes, December 31, 2003	$(1,455,876)	$(2,147,063)	$(1,700,559)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(1,734,215)	$(3,277,673)	$(1,541,998)

Operating limited partnership rents received in advance	(884)	(26,584)	(395)

Accrued partnership fund management fee not deducted for income tax purposes	—	337,980	184,098

Other	265,486	159,254	(75,887)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(344,594)	(349,842)	(250,588)

Impairment loss not recognized for tax purposes	—	1,242,572	210,417

Difference due to fiscal year for book purposes and calendar year for tax purposes	(37,806)	(148,858)	(73,010)

Income (loss) for tax return purposes, December 31, 2003	$(1,852,013)	$(2,063,151)	$(1,547,363)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(3,457,342)	$(3,466,460)	$(2,208,535)

Operating limited partnership rents received in advance	(12,267)	(9,671)	(7,475)

Accrued partnership fund management fee not deducted for income tax purposes	264,960	333,130	173,964

Other	(62,655)	24,465	(52,762)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(40,695)	47,692	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(319,258)	(185,332)	(151,637)

Impairment loss not recognized for tax purposes	1,210,401	1,155,289	1,155,289

Difference due to fiscal year for book purposes and calendar year for tax purposes	(76,506)	(110,010)	(52,972)

Income (loss) for tax return purposes, December 31, 2003	$(2,493,362)	$(2,210,897)	$(1,144,128)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(1,986,784)	$(1,486,287)	$(1,216,341)

Operating limited partnership rents received in advance	(13,696)	(2,797)	41,542

Accrued partnership fund management fee not deducted for income tax purposes	293,195	228,360	160,597

Other	75,632	(49,208)	167,412

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	(147,671)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(235,784)	(392,291)	(320,508)

Impairment loss not recognized for tax purposes	59,293	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(30,411)	(152,609)	(5,501)

Income (loss) for tax return purposes, December 31, 2003	$(1,838,555)	$(1,854,832)	$(1,320,470)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(1,213,997)	$(1,287,891)	$(1,400,093)

Operating limited partnership rents received in advance	(1,519)	(3,662)	(15,807)

Accrued partnership fund management fee not deducted for income tax purposes	204,873	164,401	136,800

Other	437,235	(11,023)	67,548

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(246,413)	(364,648)	(306,740)

Impairment loss not recognized for tax purposes	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(18,945)	(18,495)	(4,386)

Income (loss) for tax return purposes, December 31, 2003	$(838,766)	$(1,521,318)	$(1,522,678)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(1,283,501)	$(2,189,363)	$(1,802,657)

Operating limited partnership rents received in advance	2,777	185	(19,096)

Accrued partnership fund management fee not deducted for income tax purposes	200,008	283,227	382,620

Other	(241,026)	883,010	183,402

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(3,078)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(298,318)	(545,475)	(295,937)

Impairment loss not recognized for tax purposes	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(13,870)	(38,134)	(219,790)

Income (loss) for tax return purposes, December 31, 2003	$(1,633,930)	$(1,609,628)	$(1,771,458)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$(2,679,274)	$(1,342,776)	$(544,382)

Operating limited partnership rents received in advance	(248)	—	—

Accrued partnership fund management fee not deducted for income tax purposes	298,470	110,223	—

Other	71,221	(158,326)	(217,602)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(881,599)	(83,721)	(350,807)

Impairment loss not recognized for tax purposes	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	852,048	25,366	168,524

Income (loss) for tax return purposes, December 31, 2003	$(2,339,382)	$(1,449,234)	$(944,267)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(206,301)

Operating limited partnership rents received in advance	—

Accrued partnership fund management fee not deducted for income tax purposes	12,415

Other	83,440

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(33,646)

Impairment loss not recognized for tax purposes	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	115,100

Income (loss) for tax return purposes, December 31, 2003	$(28,992)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2006 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships — tax return December 31, 2005	$343,064,904	$1,638,714	$1,050,901

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	19,832,938	901,799	9,953,360

Impairment loss in investment in operating limited partnerships	(87,404,401)	(3,632,396)	(666,047)

Historic tax credits — cumulative	978,267	570,617	—

Less share of loss — three months ended March 31, 2006	(2,656,921)	(286,158)	(651,466)

Impairment loss not recognized for tax purposes	(2,982,300)	—	—

Other	36,426,306	1,847,022	(9,179,472)

Investments in operating limited partnerships — as reported	$307,258,793	$1,039,598	$507,276

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2006 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships — tax return December 31, 2005	$3,639,910	$8,711,633	$5,109,823

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,336,036	104,541	643,075

Impairment loss in investment in operating limited partnerships	(5,946,487)	(9,660,131)	(5,280,119)

Historic tax credits — cumulative	223,537	—	—

Less share of loss — three months ended March 31, 2006	(259,228)	(179,850)	(95,695)

Impairment loss not recognized for tax purposes	—	—	—

Other	2,132,224	3,671,665	1,213,331

Investments in operating limited partnerships — as reported	$1,125,992	$2,647,858	$1,590,415

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2006 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships — tax return December 31, 2005	$10,525,755	$14,443,215	$8,845,846

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,826,735	905,343	1,102,832

Impairment loss in investment in operating limited partnerships	(5,975,453)	(9,526,341)	(3,735,118)

Historic tax credits — cumulative	—	—	—

Less share of loss — three months ended March 31, 2006	(335,542)	(123,194)	(205,532)

Impairment loss not recognized for tax purposes	—	—	—

Other	1,266,190	4,734,811	3,314,413

Investments in operating limited partnerships — as reported	$7,307,685	$10,433,834	$9,322,441

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2006 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships — tax return December 31, 2005	$19,101,676	$14,634,147	$9,970,273

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	17,423	79,725	941,837

Impairment loss in investment in operating limited partnerships	(6,732,981)	(5,315,947)	(2,271,309)

Historic tax credits — cumulative	—	—	—

Less share of loss — three months ended March 31, 2006	(129,668)	(265,241)	—

Impairment loss not recognized for tax purposes	—	—	(2,982,300)

Other	1,834,833	1,010,246	2,717,323

Investments in operating limited partnerships — as reported	$14,091,283	$10,142,930	$8,375,824

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2006 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships — tax return December 31, 2005	$15,597,050	$22,667,903	$13,466,172

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	214,078	491,856	—

Impairment loss in investment in operating limited partnerships	(6,745,685)	(7,466,941)	(4,800,339)

Historic tax credits — cumulative	—	184,113	—

Less share of loss — three months ended March 31, 2006	(125,347)	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	3,959,929	1,676,940	1,643,591

Investments in operating limited partnerships — as reported	$12,900,025	$17,553,871	$10,309,424

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2006 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships — tax return December 31, 2005	$14,528,128	$13,937,875	$8,800,761

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	599,971

Impairment loss in investment in operating limited partnerships	(3,241,271)	(1,985,053)	(720,740)

Historic tax credits — cumulative	—	—	—

Less share of loss — three months ended March 31, 2006	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	2,228,619	2,335,401	878,182

Investments in operating limited partnerships — as reported	$13,515,476	$14,288,223	$9,558,174

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2006 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships — tax return December 31, 2005	$12,275,310	$12,240,231	$10,978,655

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	(1,292,881)	(1,033,844)	(349,016)

Historic tax credits — cumulative	—	—	—

Less share of loss — three months ended March 31, 2006	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	1,005,169	1,658,826	843,660

Investments in operating limited partnerships — as reported	$11,987,598	$12,865,213	$11,473,299

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2006 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships — tax return December 31, 2005	$14,088,012	$11,516,152	$13,711,193

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	378,546	19,153

Impairment loss in investment in operating limited partnerships	(761,541)	(264,761)	—

Historic tax credits — cumulative	—	—	—

Less share of loss — three months ended March 31, 2006	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	1,314,843	735,558	1,467,054

Investments in operating limited partnerships — as reported	$14,641,314	$12,365,495	$15,197,400

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
     The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2006 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships — tax return December 31, 2005	$19,110,507	$16,010,007	$26,728,473

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	291,144	25,484

Impairment loss in investment in operating limited partnerships	—	—	—

Historic tax credits — cumulative	—	—	—

Less share of loss — three months ended March 31, 2006	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	879,678	379,006	14,875

Investments in operating limited partnerships — as reported	$19,990,185	$16,680,157	$26,768,832

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2006 are as follows:

Series 46

Investments in operating limited partnerships — tax return December 31, 2005	$19,736,582

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—

Impairment loss in investment in operating limited partnerships	—

Historic tax credits — cumulative	—

Less share of loss — three months ended March 31, 2006	—

Impairment loss not recognized for tax purposes	—

Other	842,389

Investments in operating limited partnerships — as reported	$20,578,971

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships — tax return December 31, 2004	$369,246,704	$6,048,126	$2,016,030

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	16,452,989	1,042,436	8,952,023

Impairment loss in investment in operating limited partnerships	(44,529,081)	(2,042,276)	(638,087)

Historic tax credits — cumulative	978,267	570,617	—

Less share of loss — three months ended March 31, 2005	(2,775,473)	(404,710)	(651,466)

Other	31,974,778	(1,222,047)	(8,882,412)

Investments in operating limited partnerships — as reported	$371,348,184	$3,992,146	$796,088

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships — tax return December 31, 2004	$5,185,005	$10,377,532	$6,136,311

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	965,290	48,568	403,987

Impairment loss in investment in operating limited partnerships	(4,054,802)	(4,816,490)	(1,517,063)

Historic tax credits — cumulative	223,537	—	—

Less share of loss — three months ended March 31, 2005	(259,228)	(179,850)	(95,695)

Other	1,716,382	3,379,160	736,333

Investments in operating limited partnerships — as reported	$3,776,184	$8,808,920	$5,663,873

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships — tax return December 31, 2004	$11,110,555	$16,444,848	$6,844,685

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,523,998	594,531	898,270

Impairment loss in investment in operating limited partnerships	(2,299,115)	(4,040,651)	(1,460,060)

Historic tax credits — cumulative	—	—	—

Less share of loss — three months ended March 31, 2005	(335,542)	(123,194)	(205,532)

Other	1,624,626	4,172,041	5,923,672

Investments in operating limited partnerships — as reported	$11,624,522	$17,047,575	$12,001,035

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships — tax return December 31, 2004	$20,887,048	$17,504,990	$11,995,557

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	1,063,313	—

Impairment loss in investment in operating limited partnerships	(2,671,850)	(3,443,287)	(1,746,412)

Historic tax credits — cumulative	—	—	—

Less share of loss — three months ended March 31, 2005	(129,668)	(265,241)	—

Other	1,380,391	(962,857)	2,226,600

Investments in operating limited partnerships — as reported	$19,465,921	$13,896,918	$12,475,745

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships — tax return December 31, 2004	$18,309,934	$25,100,917	$14,523,105

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	83,969	402,118	—

Impairment loss in investment in operating limited partnerships	(4,417,847)	(4,247,951)	(1,933,222)

Historic tax credits — cumulative	—	184,113	—

Less share of loss — three months ended March 31, 2005	(125,347)	—	—

Other	3,633,778	1,401,438	1,480,428

Investments in operating limited partnerships — as reported	$17,484,487	$22,840,635	$14,070,311

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships — tax return December 31, 2004	$16,775,666	$15,257,560	$9,625,082

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	328,530

Impairment loss in investment in operating limited partnerships	(2,414,258)	(890,742)	(420,059)

Historic tax credits — cumulative	—	—	—

Less share of loss — three months ended March 31, 2005	—	—	—

Other	1,882,982	2,175,790	864,489

Investments in operating limited partnerships — as reported	$16,244,390	$16,542,608	$10,398,042

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships — tax return December 31, 2004	$13,344,395	$13,454,587	$11,822,622

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	(606,030)	(398,536)	(205,047)

Historic tax credits — cumulative	—	—	—

Less share of loss — three months ended March 31, 2005	—	—	—

Other	1,130,664	1,221,785	835,597

Investments in operating limited partnerships — as reported	$13,869,029	$14,277,836	$12,453,172

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships — tax return December 31, 2004	$14,928,837	$13,226,461	$15,283,160

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	145,956	—

Impairment loss in investment in operating limited partnerships	(265,296)	—	—

Historic tax credits — cumulative	—	—	—

Less share of loss — three months ended March 31, 2005	—	—	—

Other	1,398,499	582,519	1,129,558

Investments in operating limited partnerships — as reported	$16,062,040	$13,954,936	$16,412,718

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships — tax return December 31, 2004	$21,314,971	$12,933,378	$22,520,535

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Historic tax credits — cumulative	—	—	—

Less share of loss — three months ended March 31, 2005	—	—	—

Other	535,550	376,896	2,691,946

Investments in operating limited partnerships — as reported	$21,850,521	$13,310,274	$25,212,481

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2005 are as follows:

Series 46
Investments in operating limited partnerships — tax return December 31, 2004	$16,274,807

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—

Impairment loss in investment in operating limited partnerships	—

Historic tax credits — cumulative	—

Less share of loss — three months ended March 31, 2005	—

Other	540,970

Investments in operating limited partnerships — as reported	$16,815,777

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE F — INVESTMENTS AVAILABLE-FOR-SALE
At March 31, 2006, the amortized cost and fair value of investments available-for-sale are as follows:

		Gross	Gross
	Amortized	unrealized	unrealized	Fair
	cost	gains	losses	value
Tax-exempt municipal bonds	$2,556,017	$—	$—	$2,556,017

The amortized cost and fair value of investments available-for-sale by maturity as of March 31, 2006 is shown below:

	Amortized cost	Fair value
Due in one year or less	$2,556,017	$2,556,017
Due in one year through five years	—	—

	$2,556,017	$2,556,017

Proceeds from sales and maturities of investments during the year ended March 31, 2006 were $11,169,975, resulting in a realized loss of $146,384, included in interest income.
The tax-exempt coupon rate`s for the investments held during the year ranged from 2.88% to 7.50%.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE F — INVESTMENTS AVAILABLE-FOR-SALE
At March 31, 2005, the amortized cost and fair value of investments available-for-sale are as follows:

		Gross	Gross
	Amortized	unrealized	unrealized	Fair
	cost	gains	losses	value
Tax-exempt municipal bonds	$16,149,794	$—	$(127,119)	$16,022,675

The amortized cost and fair value of investments available-for-sale by maturity as of March 31, 2005 is shown below:

	Amortized cost	Fair value
Due in one year or less	$11,708,302	$11,616,143
Due in one year through five years	4,441,492	4,406,532

	$16,149,794	$16,022,675

Proceeds from sales and maturities of investments during the year ended March 31, 2005 were $18,101,543, resulting in a realized loss of $461,254, included in interest income.
The tax-exempt coupon rates for the investments held during the year ranged from 1.80% to 7.50%.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE G — CASH EQUIVALENTS
On March 31, 2006 and 2005, the fund purchased $6,500,000 and $9,050,000 of bonds and preferred stock under agreements for resale on April 1, 2006 and April 1, 2005, respectively. Interest is earned at rates ranging from 0.4% to 0.6% per annum.
Cash equivalents of $4,620,737 and $9,287,170 as of March 31, 2006 and 2005, respectively, include tax-exempt sweep accounts and money market accounts with interest rates ranging from 0.40% to 4.12% per annum.
NOTE H — LINE OF CREDIT
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
NOTE I — CONTINGENCIES
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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE I — CONTINGENCIES (Continued)
On November 23, 2005 the United States Tax Court issued final agreements reporting no changes for the tax years ending 2000 and 2001. Additionally, on December 28, 2005 the Internal Revenue Service issued a Partial Agreement, Closing Agreement on Final Determination Covering Specific Matters for the years ending 2005 and 2006. Under this agreement the credits and depreciation expense adjustments applicable to 2000 and 2001 will be made in the years ending in 2005 and 2006 to avoid amending tax returns for the years 2000 and 2001. The M.R.H. lost approximately .18% or $52,688 in tax credits and $16,436 in depreciation expense for each year 2005 and 2006. The 2000 and 2001 audits are closed.
The fund has invested in nine operating partnerships in which the general partner of the operating limited partnerships has been found guilty of wire fraud and conspiracy to commit equity skimming in connection with the cost certifications of these properties. The investment balances in these properties total $3,648,293 and $4,042,595 at March 31, 2006 and 2005, respectively. The fund has recorded tax credit adjusters totaling $448,349 at March 31, 2006 for what it believes was the impact of this matter. These tax credit adjuster weres funded back to the Operating Partnerships from an escrow provided to an affiliate of the fund by the general partner of the operating limited partnerships but there can be no assurance that there will be sufficient funds in the escrow account to satisfy all receivables. The Internal Revenue Service is in the process of reviewing the revised cost certifications at the operating partnership level. Final Closing Agreements were entered into with the IRS for each of the partnerships on May 25, 2005. The resulting credit adjuster receivable was funded during the year ended March 31, 2006.
Martinsville-I, Ltd., an operating limited partnership, was involved in several lawsuits with various former sub-contractors over construction related- issues. On March 28, 2006, the cases were dismissed.
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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE J — QUARTERLY FINANCIAL INFORMATION — UNAUDITED
The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
2006

Total revenue	$139,242	$301,975	$254,500	$268,629

Loss from operations	(1,940,119)	(2,517,501)	(2,242,198)	(46,810,831)

Share of losses from operating limited partnerships	(5,762,412)	(5,695,728)	(5,548,996)	(17,108,411)

Net loss	(7,702,531)	(8,213,229)	(7,791,194)	(63,919,242)

Net loss per unit of limited partnership interest	(0.09)	(0.10)	(0.09)	(0.76)

2005

Total revenue	$245,733	$327,847	$307,547	$274,408

Loss from operations	(1,877,719)	(2,424,869)	(2,102,658)	(38,217,288)

Share of losses from operating limited partnerships	(6,411,458)	(6,026,011)	(5,963,455)	(16,791,683)

Net loss	(8,289,177)	(8,450,880)	(8,066,113)	(55,008,971)

Net loss per unit of limited partnership interest	(0.10)	(0.10)	(0.10)	(0.65)

2004

Total revenue	$104,622	$228,235	$414,942	$450,112

Loss from operations	(1,697,226)	(2,199,077)	(2,211,198)	(9,676,622)

Share of losses from operating limited partnerships	(6,002,081)	(5,511,450)	(5,414,083)	(15,152,360)

Net loss	(7,699,307)	(7,710,527)	(7,625,281)	(24,828,982)

Net loss per unit of limited partnership interest	(0.09)	(0.09)	(0.09)	(0.29)

Boston Capital Tax Credit Fund IV LP — Series 20
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

2730 LAFFERTY ST	4,769,301	435,550	3,717,895	4,298,689	435,550	8,016,584	8,452,134	4,009,527	09/95	06/94	5-27.5
ASHBURY APTS	1,206,150	148,007	2,158,237	178,236	148,007	2,336,473	2,484,480	875,029	06/94	04/94	5-27.5
BENNETS PT	1,312,114	71,749	1,557,622	23,380	71,749	1,581,002	1,652,751	700,228	08/94	03/94	5-27.5
BRADLEY ELDERLY	780,916	4,000	986,204	(5,070)	4,000	981,134	985,134	407,073	03/95	08/94	5-27.5
CASCADES COMMONS	22,829,614	5,131,293	2,743,532	23,930,614	3,375,809	26,674,146	30,049,955	9,124,846	10/95	06/94	5-27.5
CLARKESVILLE ESTATES	671,017	28,550	838,235	64,383	28,550	902,618	931,168	447,324	09/94	06/94	5-27.5
COLLEGE GREEN	3,800,000	225,000	6,813,536	78,553	225,000	6,892,089	7,117,089	2,834,977	08/95	03/95	5-27.5
CONCORDIA HOUSING	1,434,631	0	1,997,510	6,093	0	2,003,603	2,003,603	603,591	07/95	08/94	10-40
COUSHATTA SR II	695,120	25,700	904,920	2,640	25,700	907,560	933,260	274,654	03/94	05/94	5-27.5
CYNTHIANA HOUSING	663,061	32,117	1,016,135	678,695	32,117	1,694,830	1,726,947	747,847	04/95	10/94	5-27.5
EAST DOUGLAS	1,969,202	23,913	2,593,259	1,464,185	23,913	4,057,444	4,081,357	1,462,874	12/95	07/94	5-27.5
EDISON LANE	705,296	6,900	951,249	845	6,900	952,094	958,994	374,976	10/95	09/94	5-27.5
EVERGREEN HILLS	2,660,383	157,537	4,337,312	623,152	157,537	4,960,464	5,118,001	2,342,043	01/95	08/94	5-27.5
FAIR OAKS	1,387,349	123,600	1,767,207	16,179	125,000	1,783,386	1,908,386	722,358	05/95	07/94	5-27.5
FLORAL ACRES	1,010,115	148,672	1,187,134	28,441	148,672	1,215,575	1,364,247	338,560	08/94	05/94	5-27.5
FOREST GLEN	1,302,778	84,800	1,663,592	30,607	84,800	1,694,199	1,778,999	719,682	02/95	07/94	5-27.5
FRANKLINTON ELDERLY	1,652,628	64,300	2,074,319	25,304	64,300	2,099,623	2,163,923	594,882	10/94	04/94	5-50
GOLDENROD LTD	7,076,057	800,000	13,425,210	144,172	770,000	13,569,382	14,339,382	5,489,694	06/95	04/94	5-27.5
HARRISONBURG	668,999	10,160	877,026	0	10,160	877,026	887,186	272,501	01/94	05/94	7-40
NORTHFIELD	2,701,342	192,208	4,326,388	2,255,627	193,208	6,582,015	6,775,223	2,654,056	05/95	06/94	5-27.5

Boston Capital Tax Credit Fund IV LP — Series 20
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

SHADY LANE	916,972	60,000	1,157,181	174,280	60,000	1,331,461	1,391,461	396,700	10/93	05/94	5-27.5
VIRGINIA AVENUE	1,179,072	121,238	3,510,339	12,226	121,238	3,522,565	3,643,803	1,490,059	10/94	10/94	5-27.5

	61,392,117	7,895,294	60,604,042	34,031,231	6,112,210	94,635,273	100,747,483	36,883,481

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 20
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/94		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	47,152,331
Improvements, etc	0
Other	0

		$47,152,331
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/95		$47,152,331
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	6,999,847
Improvements, etc	50,521,023
Other	0

		$57,520,870
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$104,673,201
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	718,412
Other	0

		$718,412
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/97		$105,391,613

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 20 (Continued)

Balance at close of period — 3/31/97		$105,391,613
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	286,982
Other	0

		$286,982
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$105,678,595
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	152,834
Other	0

		$152,834
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$105,831,429
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	55,995
Other	0

		$55,995
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$105,887,424

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 20 (Continued)

Balance at close of period — 3/31/00		$105,887,424
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,819
Other	0

		$90,819
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$105,978,243
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	124,625
Other	0

		$124,625
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$106,102,868
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	277,236
Other	0

		$277,236
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$106,380,104

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 20 (Continued)

Balance at close of period — 3/31/03		$106,380,104
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	112,540
Other	0

		$112,540
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$106,492,644
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	644,129
Other	0

		$644,129
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$107,136,773
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	188,228
Other	0

		$188,228
Deductions during period:
Cost of real estate sold	$(6,577,518)
Other	0

		$(6,577,518)

Balance at close of period — 3/31/06		$100,747,483

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 20 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/94		$0
Current year expense	$509,226

Balance at close of period — 3/31/95		$509,226
Current year expense	$2,750,192

Balance at close of period — 3/31/96		$3,259,418
Current year expense	$3,936,515

Balance at close of period — 3/31/97		$7,195,933
Current year expense	$3,837,060

Balance at close of period — 3/31/98		$11,032,933
Current year expense	$3,805,824

Balance at close of period — 3/31/99		$14,838,817
Current year expense	$3,729,052

Balance at close of period — 3/31/99		$18,567,869
Current year expense	$3,774,641

Balance at close of period — 3/31/01		$22,342,510
Current year expense	$3,752,932

Balance at close of period — 3/31/02		$26,095,442
Current year expense	$3,598,241

Balance at close of period — 3/31/03		$29,693,683
Current year expense	$3,509,864

Balance at close of period — 3/31/04		$33,203,547
Current year expense	$3,200,848

Balance at close of period — 3/31/05		$36,404,395
Current year expense	$3,126,679
Reduction for real-estate sod	(2,647,593)

Balance at close of period — 3/31/06		$36,883,481

Boston Capital Tax Credit Fund II Limited Partnership — Series 21
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

ATLANTIC CITY	5,175,000	100,000	8,334,766	(8,334,766)	0	0	0	0	10/95	09/94	5-27.5
BLACK RIVER RUN	1,099,794	15,000	2,171,360	20,773	15,000	2,192,133	2,207,133	689,323	12/94	10/94	5-27.5
CAMPTON HOUSING	992,101	74,511	1,256,245	63,241	74,511	1,319,486	1,393,997	404,994	10/94	08/94	5-40
CATTARAGUS MANOR	1,068,007	56,630	1,238,241	134,146	58,230	1,372,387	1,430,617	412,891	04/95	08/94	5-27.5
CENTRUM FAIRFAX	6,070,363	1,160,250	7,247,614	(139,367)	1,160,250	7,108,247	8,268,497	1,842,804	09/95	11/94	5-30
CENTRUM FREDERICK	4,555,972	1,380,000	6,922,259	(41,682)	1,080,000	6,880,577	7,960,577	1,827,688	09/95	10/94	5-27.5
FORT HALIFAX	1,058,248	120,000	1,324,762	282,401	121,200	1,607,163	1,728,363	554,906	01/95	09/94	5-27.5
HAVELOCK MANOR	1,798,698	120,000	2,194,078	16,121	120,000	2,210,199	2,330,199	673,836	10/95	12/94	5-27.5
HOLLY VILLAGE	698,974	15,270	962,236	9,022	15,270	971,258	986,528	398,384	06/95	08/94	5-27.5
LIVE OAK VILLAGE	744,785	63,210	899,606	39,805	63,210	939,411	1,002,621	235,424	07/95	10/94	6-40
LOOKOUT RIDGE	562,787	62,000	1,639,096	0	62,000	1,639,096	1,701,096	655,633	12/94	12/94	5-27.5
PINEDALE II	1,247,734	27,906	2,876,158	8,568	12,906	2,884,726	2,897,632	886,896	12/94	10/94	5-27.5
PUMPHOUSE CROSSING	1,130,480	10,000	2,431,087	22,819	10,000	2,453,906	2,463,906	768,085	12/94	10/94	5-27.5
TOWERVIEW	1,099,558	46,629	1,571,026	89,090	46,629	1,660,116	1,706,745	488,067	05/95	11/94	5-27.5

	27,302,501	3,251,406	41,068,534	(7,829,829)	2,839,206	33,238,705	36,077,911	9,838,931

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 21
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/94		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,011,014
Improvements, etc	0
Other	0

		$14,011,014
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0

Balance at close of period — 3/31/95		$14,011,014
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	31,821,601
Improvements, etc	693,221
Other	0

		$32,514,822
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$46,525,836
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	102,815
Other	0

		$102,815
Deductions during period:
Cost of real estate sold	$(1,512,675)
Other	(193,671)

		$(1,706,346)

Balance at close of period — 3/31/97		$44,922,305

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 21 (Continued)

Balance at close of period — 3/31/97		$44,922,305
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	108,749
Other	0

		$108,749
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$45,031,054
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	77,404
Other	0

		$77,404
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$45,108,458
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	135,007
Other	0

		$135,007
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$45,243,465

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP Series — 21 (Continued)

Balance at close of period — 3/31/00			$45,243,465
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	38,153
Other	0

			$38,153
Deductions during period:
Cost of real estate sold	$0
Other	0

		$

Balance at close of period — 3/31/01			$45,281,618
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	46,621
Other	0

			$46,621
Deductions during period:
Cost of real estate sold	$0
Other	(9,396,711)

			$(9,396,711)

Balance at close of period — 3/31/02			$35,931,528
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	49,741
Other	0

			$49,741
Deductions during period:
Cost of real estate sold	$0
Other	0

			$0

Balance at close of period — 3/31/03			$35,981,269

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP Series — 21 (Continued)

Balance at close of period — 3/31/03		$35,981,269
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	60,060
Other	0

		$60,060
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$36,041,329
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	55
Other	0

		$55
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$36,041,384
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	36,527
Other	0

		$36,527
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$36,077,911

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP Series — 21 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/94		$0
Current year expense	$117,569

Balance at close of period — 3/31/95		$117,569
Current year expense	$790,213

Balance at close of period — 3/31/96		$907,782
Current year expense	$1,104,203

Balance at close of period — 3/31/97		$2,011,985
Current year expense	$1,204,163

Balance at close of period — 3/31/98		$3,216,148
Current year expense	$1,204,255

Balance at close of period — 3/31/99		$4,420,403
Current year expense	$1,205,452

Balance at close of period — 3/31/00		$5,625,855
Current year expense	$1,193,549

Balance at close of period — 3/31/01		$6,819,404
Current year expense	$(503,421)

Balance at close of period — 3/31/02		$6,315,983
Current year expense	$899,792

Balance at close of period — 3/31/03		$7,215,775
Current year expense	$891,369

Balance at close of period — 3/31/04		$8,107,144
Current year expense	$876,005

Balance at close of period — 3/31/05		$8,983,149
Current year expense	$855,782

Balance at close of period — 3/31/06		$9,838,931

Boston Capital Tax Credit Fund IV Limited Partnership — Series 22
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

ALBAMARLE VILLAGE	1,403,949	91,280	1,720,443	26,627	91,280	1,747,070	1,838,350	769,097	09/94	09/94	5-27.5
BAYOU CROSSING	8,474,303	867,209	16,061,472	74,388	857,500	16,135,860	16,993,360	4,470,604	01/96	11/94	12-39
BELLWOOD LP	1,221,125	64,715	1,505,852	93,167	64,715	1,599,019	1,663,734	454,328	07/95	09/95	5-27.5
BIRCH RIDGE	2,800,000	178,000	0	5,695,815	178,000	5,695,815	5,873,815	1,538,678	03/96	01/95	5-40
BLACK RIVER RUN	1,099,794	15,000	2,171,360	20,773	15,000	2,192,133	2,207,133	689,323	12/94	04/95	5-27.5
CLARENDON COURT	1,419,640	41,930	1,799,906	4,553	41,930	1,804,459	1,846,389	738,780	04/95	10/94	7-27.5
COBBLESTONE	1,384,923	79,567	1,679,627	7,902	79,567	1,687,529	1,767,096	744,192	05/94	01/95	5-27.5
CONCORDIA II	1,465,037	169,820	1,854,563	9,213	179,040	1,863,776	2,042,816	580,098	11/95	01/95	10-40
CONCORDIA III	1,450,700	0	0	1,910,582	172,090	1,910,582	2,082,672	576,812	12/95	02/95	10-40
CRYSTAL CITY FESTUS	1,263,823	120,732	3,137,651	63,976	120,732	3,201,627	3,322,359	1,257,297	11/95	01/95	5-27.5
DRAKES BRANCH	1,239,427	75,473	1,511,490	(48,310)	75,473	1,463,180	1,538,653	607,677	06/95	01/95	5-27.5
EDMOND PROP	3,604,262	160,000	0	7,037,006	160,000	7,037,006	7,197,006	2,048,805	03/96	11/94	5-27.5
ELKS TOWER	780,642	10,000	1,344,357	304,286	10,000	1,648,643	1,658,643	479,553	12/96	10/95	27.5
FONDA LP	993,346	25,000	1,310,014	86,223	25,000	1,396,237	1,421,237	616,009	10/94	12/94	5-27.5
GOLDENROD	7,076,057	770,000	13,323,746	245,636	770,000	13,569,382	14,339,382	5,489,694	06/95	03/95	7-27.5
KIMBARK 1200	1,926,581	495,120	3,102,192	73,078	495,120	3,175,270	3,670,390	814,544	12/95	09/95	40
LAKE STREET	1,333,641	20,000	1,846,543	92,280	20,000	1,938,823	1,958,823	562,807	09/95	04/95	5-27.5
LAKE CITY	1,262,911	111,455	1,542,929	0	111,455	1,542,929	1,654,384	460,398	08/98	06/98	5-27.5
LOST TREE	1,478,057	85,000	4,510,201	41,776	85,000	4,551,977	4,636,977	1,358,507	06/95	04/95	5-27.5
MARKSVILLE SQUARE	937,630	66,000	250,449	1,008,650	66,000	1,259,099	1,325,099	323,943	01/96	01/95	5-40
PHILADELPHIA HOUSING I	533,650	13,750	757,989	53,650	13,750	811,639	825,389	178,037	08/95	07/95	5-27.5

Boston Capital Tax Credit Fund IV LP — Series 22
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

PHILADELPHIA HOUSING II	833,828	25,000	1,219,579	47,222	25,000	1,266,801	1,291,801	277,615	08/95	07/95	5-27.5
QUANKEY HILLS	985,603	51,368	1,189,397	6,555	51,368	1,195,952	1,247,320	496,251	03/95	01/95	5-27.5
RICHMOND HARDIN	773,554	55,000	2,143,538	58,485	55,232	2,202,023	2,257,255	931,247	02/95	12/94	5-27.5
ROXBURY VETERANS	1,189,075	0	0	1,291,664	27,956	1,291,664	1,319,620	435,359	05/97	12/96	5-27.5
SACRAMENTO APTS	425,186	18,000	575,442	0	18,000	575,442	593,442	224,185	09/95	08/95	5-27.5
SALEM LP	913,000	33,093	1,132,389	6,801	33,093	1,139,190	1,172,283	480,622	12/94	01/95	5-27.5
SWEDESBORO HOUSING	1,441,056	168,295	1,814,291	(14,071)	168,295	1,800,220	1,968,515	525,100	06/95	07/95	5-27.5
TROY VILLA	1,697,805	231,605	4,084,841	107,588	231,605	4,192,429	4,424,034	1,753,255	06/95	12/94	5-27.5

	51,408,605	4,042,412	71,590,261	18,305,515	4,242,201	89,895,776	94,137,977	29,882,817

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2005.
There we no carrying costs as of December 31, 2005. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 22
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/94		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,699,758
Improvements, etc	0
Other	0

		$2,699,758
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/95		$2,699,758
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	75,121,060
Improvements, etc	15,793
Other	0

		$75,136,853
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$77,836,611
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	16,438,316
Other	0

		$16,438,316
Deductions during period:
Cost of real estate sold	(3,852,006)
Other	0

		$(3,852,006)

Balance at close of period — 3/31/97		$90,422,921

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 22 (Continued)

Balance at close of period — 3/31/97		$90,422,921
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,217,148
Other	0

		$1,217,148
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$91,640,069
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	1,515,875
Improvements, etc	64,662
Other	0

		$1,580,537
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$93,220,606
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	186,728
Other	0

		$186,728
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$93,407,334

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 22 (Continued)

Balance at close of period — 3/31/00		$93,407,334
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	5,064
Other	0

		$5,064
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$93,412,398
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	122,651
Other	0

		$122,651
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$93,535,049
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	47,075
Other	0

		$47,075
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$93,582,124

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 22 (Continued)

Balance at close of period — 3/31/03		$93,582,124
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	340,272
Other	0

		$340,272
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$93,922,396
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,649
Other	0

		$56,649
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$93,979,045
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	158,932
Other	0

		$158,932
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$94,137,977

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 22 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/94		$0
Current year expense	$16,389

Balance at close of period — 3/31/95		$16,389
Current year expense	$1,685,278

Balance at close of period — 3/31/96		$1,701,667
Current year expense	$2,638,228

Balance at close of period — 3/31/97		$4,339,895
Current year expense	$2,931,844

Balance at close of period — 3/31/98		$7,271,739
Current year expense	$2,937,708

Balance at close of period — 3/31/99		$10,209,447
Current year expense	$2,916,355

Balance at close of period — 3/31/00		$13,125,802
Current year expense	$2,896,137

Balance at close of period — 3/31/01		$16,021,939
Current year expense	$2,866,482

Balance at close of period — 3/31/02		$18,888,421
Current year expense	$2,767,150

Balance at close of period — 3/31/03		$21,655,571
Current year expense	$2,724,593

Balance at close of period — 3/31/04		$24,380,164
Current year expense	$2,665,033

Balance at close of period — 3/31/05		$27,045,197
Current year expense	$2,837,620

Balance at close of period — 3/31/06		$29,882,817

Boston Capital Tax Credit Fund II Limited Partnership — Series 23
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

BARLEE PROPERTIES	774,474	64,000	1,641,754	15,558	64,000	1,657,312	1,721,312	602,864	11/95	07/95	5-30
BAYOU CROSSING	8,474,303	857,500	16,061,472	74,388	857,500	16,135,860	16,993,360	4,470,604	01/96	02/95	12-39
BIRCH RIDGE	2,800,000	178,000	0	5,695,815	178,000	5,695,815	5,873,815	1,538,678	03/96	01/95	5-40
BRODERICK HOUSING	1,899,577	275,037	4,540,011	124,376	275,037	4,664,387	4,939,424	1,237,920	06/96	08/95	7-27.5
COLONNA REDEVELOPMENT	998,919	374,310	3,470,813	19,650	374,310	3,490,463	3,864,773	993,615	05/94	05/95	7-40
CONCORDIA II	1,459,019	169,820	1,854,563	9,213	179,040	1,863,776	2,042,816	580,098	11/95	01/95	10-40
CONCORDIA III	1,443,407	0	0	1,910,582	172,090	1,910,582	2,082,672	576,812	12/95	02/95	7-27.5
CRYSTAL CITY FESTUS	1,263,823	120,732	3,137,651	63,977	120,732	3,201,628	3,322,360	1,257,297	11/95	02/95	5-40
EDMOND PROP	3,604,262	160,000	0	7,037,006	160,000	7,037,006	7,197,006	2,048,805	03/96	11/94	5-40
HALLS FERRY APTS.	1,131,227	5,064	2,984,978	197,648	5,064	3,182,626	3,187,690	871,051	12/95	08/95	5-40
HURLEYVILLE	1,133,419	143,182	1,549,696	51,803	143,182	1,601,499	1,744,681	449,134	12/95	07/95	5-15
ITHACA I APTS.	592,443	37,945	808,775	11,363	37,945	820,138	858,083	248,606	07/95	11/95	7-27.5
KIMBARK 1200	1,926,581	495,120	3,102,192	73,078	495,120	3,175,270	3,670,390	814,544	12/95	09/95	5-40
MATHIS APTS.	887,274	25,819	1,176,999	34,988	25,819	1,211,987	1,237,806	337,953	01/95	01/95	5-40
MID CITY ASSOC	2,618,243	15,058	6,616,466	13,929	15,058	6,630,395	6,645,453	2,757,836	06/94	09/95	5-27.5
ORANGE GROVE	649,530	43,180	824,814	24,713	43,180	849,527	892,707	239,486	02/95	01/95	5-40
PHILMONT	1,467,958	40,000	1,885,476	69,930	40,000	1,955,406	1,995,406	813,754	05/95	05/95	5-40
SACRAMENTO SRO	2,400,601	0	0	5,402,587	133,000	5,402,587	5,535,587	1,369,877	12/96	09/95	7-39
SOUTH HILLS	1,770,263	131,000	1,261,754	2,640,295	131,000	3,902,049	4,033,049	1,096,421	02/96	06/95	5-40
ST. PETERS VILLA	1,613,440	425,974	0	3,498,931	425,974	3,498,931	3,924,905	1,358,325	03/96	07/95	5-27.5
VILLAGE WOODS	1,449,656	51,080	3,637,023	350,894	51,080	3,987,917	4,038,997	1,054,378	12/95	05/95	5-40
WOODLAND PROP	353,223	30,000	593,884	5,494	30,000	599,378	629,378	220,292	06/95	07/95	7-30

	40,711,642	3,642,821	55,148,321	27,326,218	3,957,131	82,474,539	86,431,670	24,938,350

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 23
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/95		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	58,791,142
Improvements, etc	0
Other	0

		$58,791,142
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$58,791,142
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	25,651,522
Improvements, etc	0
Other	0

		$25,651,522
Deductions during period:
Cost of real estate sold	$0
Other	(21,382)

		$(21,382)

Balance at close of period — 3/31/97		$84,421,282
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	874,764
Other	0

		$874,764
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$85,296,046

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 23 (Continued)

Balance at close of period — 3/31/98		$85,296,046
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	800,197
Other	0

		$800,197
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$86,096,243
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	62,167
Other	0

		$62,167
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$86,158,410
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	24,036
Other	0

		$24,036
Deductions during period:
Cost of real estate sold	$0
Other	(222,349)

		$(222,349)

Balance at close of period — 3/31/01		$85,960,097

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 23 (Continued)

Balance at close of period — 3/31/01		$85,960,097
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	197,306
Other	0

		$197,306
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$86,157,403
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,280
Other	0

		$56,280
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$86,213,683
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	58,691
Other	0
		$58,691
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$86,272,374

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 23 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/04		$86,272,374
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	47,805
Other	0

		$47,805
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$86,320,179
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	111,491
Other	0

		$111,491
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$86,431,670

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 23 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/95		$0
Current year expense	$693,729

Balance at close of period — 3/31/96		$693,729
Current year expense	$2,288,171

Balance at close of period — 3/31/97		$2,981,900
Current year expense	$2,505,105

Balance at close of period — 3/31/98		$5,487,005
Current year expense	$2,518,829

Balance at close of period — 3/31/99		$8,005,834
Current year expense	$2,486,449

Balance at close of period — 3/31/00		$10,492,283
Current year expense	$2,490,673

Balance at close of period — 3/31/01		$12,982,956
Current year expense	$2,454,712

Balance at close of period — 3/31/02		$15,437,668
Current year expense	$2,423,093

Balance at close of period — 3/31/03		$17,860,761
Current year expense	$2,366,172

Balance at close of period — 3/31/04		$20,226,933
Current year expense	$2,353,731

Balance at close of period — 3/31/05		$22,580,664
Current year expense	$2,357,686

Balance at close of period — 3/31/06		$24,938,350

Boston Capital Tax Credit Fund IV LP-Series 24
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

AUTUMN RIDGE	1,509,993	125,347	0	1,771,108	125,347	1,771,108	1,896,455	613,417	01/97	07/96	5-27.5
BROOKS SUMMIT APTS.	1,094,654	44,000	0	1,463,838	44,000	1,463,838	1,507,838	530,609	11/97	12/95	5-27.5
BROWNSVILLE ASSOC	1,177,927	58,945	1,476,197	(196,227)	58,945	1,279,970	1,338,915	375,754	0.09	09/95	5-40
CENTENARY HOUSING	2,195,000	57,760	3,697,046	106,025	57,760	3,803,071	3,860,831	1,212,170	12/97	05/97	5-27.5
CENTURY EAST IV	588,164	90,000	984,989	44,362	90,000	1,029,351	1,119,351	322,035	08/95	08/95	5-40
CENTURY EAST V	588,164	90,000	982,504	50,782	90,000	1,033,286	1,123,286	320,555	09/95	11/95	5-40
COMMERCE PKWY	1,668,947	242,000	1,579,251	2,773,238	242,000	4,352,489	4,594,489	1,732,761	04/97	09/95	5-27.5
COOLIDGE PINAL	1,107,004	40,000	1,363,991	32,650	40,000	1,396,641	1,436,641	356,142	04/96	04/96	5-27.5
EDENFIELD	1,204,793	10,280	1,709,535	38,267	10,280	1,747,802	1,758,082	663,711	12/96	01/96	28
ELM STREET	1,642,155	183,547	3,715,562	193,476	183,547	3,909,038	4,092,585	932,280	01/96	01/96	5-27.5
JEREMY ASSOC	3,339,540	522,890	6,954,516	724,025	522,890	7,678,541	8,201,431	2,278,176	12/95	06/96	5-40
LAKE I APTS.	574,147	85,000	1,012,730	54,112	85,000	1,066,842	1,151,842	340,499	07/95	08/95	5-40
LAURELWOOD PARK	2,214,898	230,000	5,379,607	9,047	230,000	5,388,654	5,618,654	1,885,738	10/96	02/96	5-27.5
LOS LUNAS	215,000	150,000	2,280,094	(38,848)	150,000	2,241,246	2,391,246	821,634	06/96	08/96	5-27.5
NEW HILLTOP	1,622,350	54,366	2,145,934	6,228	52,591	2,152,162	2,204,753	839,228	11/95	11/95	5-40
NEW MADISON PARK IV	6,901,267	541,624	11,606,586	752,297	541,624	12,358,883	12,900,507	4,425,893	03/97	05/96	5-27.5
NORTH HAMPTON PLACE	696,806	207,550	2,230,062	8,128	0	2,238,190	2,238,190	877,287	03/96	11/95	5-27.5
NORTHFIELD HOUSING	167,624	70,000	446,355	5,926	70,000	452,281	522,281	165,034	09/96	12/96	5-27.5
OVERTON ASSOC	1,203,392	130,000	1,529,213	112,302	130,000	1,641,515	1,771,515	397,379	09/96	06/96	5-40
PAHRUMP VALLEY	1,368,499	63,000	1,757,158	1,198	63,000	1,758,356	1,821,356	644,044	07/96	07/96	7-27.5
STANTON ASSOC	1,188,603	85,971	1,535,425	(187,386)	85,971	1,348,039	1,434,010	393,434	09/95	09/95	5-40

Boston Capital Tax Credit Fund IV LP — Series 24
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

SG WYANDOTTE	3,102,047	950,000	0	6,629,680	950,000	6,629,680	7,579,680	2,295,324	02/97	04/96	5-27.5
WOODLAND ASSOCIATES	1,113,986	108,900	1,437,608	128,741	108,900	1,566,349	1,675,249	420,622	09/95	11/95	5-50
ZWOLLE APTS.	838,177	10,000	930,782	188,315	10,000	1,119,097	1,129,097	338,279	04/96	11/95	5-40

	37,323,137	4,151,180	54,755,145	14,671,284	3,941,855	69,426,429	73,368,284	23,182,005

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 24
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/95		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,269,744
Improvements, etc	0
Other	0

		$15,269,744
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$15,269,744
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	44,018,168
Improvements, etc	1,703,291
Other	0

		$45,721,459
Deductions during period:
Cost of real estate sold	$(4,136,393)
Other	(550,346)

		$(4,686,739)

Balance at close of period — 3/31/97		$56,304,464
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,754,806
Improvements, etc	10,437,670
Other	0

		$14,192,476
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$70,496,940

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 24 (Continued)

Balance at close of period — 3/31/98		$70,496,940
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	435,029
Other	0

		$435,029
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$70,931,969
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	422,139
Other	0

		$422,139
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$71,354,108
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	83,882
Other	0

		$83,882
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$71,437,990

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 24 (Continued)

Balance at close of period — 3/31/01		$71,437,990
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	269,565
Other	0

		$269,565
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$71,707,555
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	301,758
Other	0

		$301,758
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$72,009,313
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	518,114
Other	0

		$518,114
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$72,527,427

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 24 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/04		$72,527,427
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	607,644
Other	0

		$607,644
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$73,135,071
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	233,213
Other	0

		$233,213
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$73,368,284

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 24 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/95		$0
Current year expense	$176,661

Balance at close of period — 3/31/96		$176,661
Current year expense	$1,093,319

Balance at close of period — 3/31/97		$1,269,980
Current year expense	$2,321,086

Balance at close of period — 3/31/98		$3,591,066
Current year expense	$2,545,309

Balance at close of period — 3/31/99		$6,136,375
Current year expense	$2,475,802

Balance at close of period — 3/31/00		$8,612,177
Current year expense	$2,442,201

Balance at close of period — 3/31/01		$11,054,378
Current year expense	$2,435,488

Balance at close of period — 3/31/02		$13,489,866
Current year expense	$2,456,369

Balance at close of period — 3/31/03		$15,946,235
Current year expense	$2,424,433

Balance at close of period — 3/31/04		$18,370,668
Current year expense	$2,380,599

Balance at close of period — 3/31/05		$20,751,267
Current year expense	$2,430,738

Balance at close of period — 3/31/06		$23,182,005

Boston Capital Tax Credit Fund II Limited Partnership — Series 25
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

352 LENOX AVE	632,781	6,250	167,568	1,667,400	6,250	1,834,968	1,841,218	559,436	09/97	10/96	5-27.5
CENTURY EAST II	490,040	70,000	888,314	42,164	70,000	930,478	1,000,478	280,465	06/96	08/96	5-27.5
DOGWOOD PARK	2,434,290	235,000	0	6,513,485	241,948	6,513,485	6,755,433	2,288,218	10/96	12/95	5-27.5
DUBLIN HOUSING TWO	666,818	15,000	0	816,370	15,000	816,370	831,370	291,193	12/96	09/96	5-27.5
ETHEL HOUSING	797,904	18,600	1,058,460	132,826	18,600	1,191,286	1,209,886	293,031	12/96	06/96	5-27.5
HORSE CAVE	828,551	75,000	1,053,944	5,561	75,000	1,059,505	1,134,505	272,815	11/96	05/96	5-27.5
HURRICANE HILLS	1,184,779	150,000	416,357	3,243,817	248,816	3,660,174	3,908,990	776,539	04/97	09/96	5-27.5
LAURELWOOD PARK	2,214,898	230,000	5,379,607	9,047	230,000	5,388,654	5,618,654	1,885,738	10/96	02/96	5-27.5
MAIN EVERETT	575,902	95,786	1,378,380	4,979	95,786	1,383,359	1,479,145	480,379	06/96	01/97	27.5
MAPLE HILL	905,837	182,000	1,560,386	(27,288)	182,000	1,533,098	1,715,098	333,819	02/98	02/97	5-27.5
MOKEAPOKE	1,199,177	60,000	1,907,937	0	60,000	1,907,937	1,967,937	477,362	04/96	02/96	5-27.5
MRH LP	0	105,726	3,610,331	322,228	105,726	3,932,559	4,038,285	1,401,359	06/96	01/97	5-27.5
NEW MADISON	6,901,267	541,624	11,606,586	752,297	541,624	12,358,883	12,900,507	4,425,893	03/97	05/96	5-27.5
OHIO INVESTORS	1,407,993	31,650	2,354,099	214,342	31,650	2,568,441	2,600,091	1,029,994	09/95	02/96	5-27.5
OSBORNE HOUSING	397,733	50,667	1,099,730	58,504	50,667	1,158,234	1,208,901	384,010	12/96	06/96	27.5
ROSE SQUARE	381,866	106,942	615,913	23,709	106,942	639,622	746,564	142,822	02/97	10/96	5-27.5
SANDSTONE VILLAGE	1,295,828	96,047	0	2,609,079	96,047	2,609,079	2,705,126	856,627	08/96	11/95	5-27.5
SHANNON HOUSING	1,237,808	34,800	1,466,352	224,714	34,800	1,691,066	1,725,866	416,244	01/97	04/96	40.7
SMITH HOUSE	1,459,457	107,284	5,108,688	714,899	107,284	5,823,587	5,930,871	1,973,952	03/97	04/96	5-27..5
SG WAYNDOTTE	3,102,047	950,000	1,254,765	5,374,915	950,000	6,629,680	7,579,680	2,295,324	02/97	04/96	5-27.5
SUTTON PLACE	5,685,000	352,500	7,055,577	1,377,865	358,268	8,433,442	8,791,710	3,303,012	10/97	11/96	5-27.5
WEST POINT HOUSING	939,804	75,000	1,188,623	530,737	75,000	1,719,360	1,794,360	430,795	04/96	09/96	40.7

	34,739,780	3,589,876	49,171,617	24,611,650	3,701,408	73,783,267	77,484,675	24,599,027

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 25
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/95		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	331,047
Improvements, etc	0
Other	0

		$331,047
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$331,047
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	43,624,585
Improvements, etc	9,149,104
Other	0

		$52,773,689
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/97		$53,104,736
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,458,443
Improvements, etc	15,277,130
Other	0

		$20,735,573
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$73,840,309

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 25 (Continued)

Balance at close of period — 3/31/98		$73,840,309
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	651,749
Other	0

		$651,749
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$74,492,058
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	282,521
Other	0

		$282,521
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$74,774,579
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	572,576
Other	0

		$572,576
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$75,347,155

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 25 (Continued)

Balance at close of period — 3/31/01		$75,347,155
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	293,218
Other	0

		$293,218
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$75,640,373
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	238,339
Other	0

		$238,339
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$75,878,712
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	468,282
Other	0

		$468,282
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$76,346,994

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 25 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/04		$76,346,994
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	524,419
Other	0

		$524,419
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$76,871,413
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	613,262
Other	0

		$613,262
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$77,484,675

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 25 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/95		$0
Current year expense	$20,636

Balance at close of period — 3/31/96		$20,636
Current year expense	$1,056,849

Balance at close of period — 3/31/97		$1,077,485
Current year expense	$2,388,275

Balance at close of period — 3/31/98		$3,465,760
Current year expense	$2,657,320

Balance at close of period — 3/31/99		$6,123,080
Current year expense	$2,661,938

Balance at close of period — 3/31/00		$8,785,018
Current year expense	$2,765,041

Balance at close of period — 3/31/01		$11,550,059
Current year expense	$2,682,797

Balance at close of period — 3/31/02		$14,232,856
Current year expense	$2,680,709

Balance at close of period — 3/31/03		$16,913,565
Current year expense	$2,663,899

Balance at close of period — 3/31/04		$19,577,464
Current year expense	$2,606,514

Balance at close of period — 3/31/05		$22,183,978
Current year expense	$2,415,049

Balance at close of period — 3/31/06		$24,599,027

Boston Capital Tax Credit Fund IV LP-Series 26
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

200 EAST AVE LP	8,812,592	61,000	7,896,816	2,271,173	61,000	10,167,989	10,228,989	1,918,856	07/00	01/99	12-40
AVA LP	1,255,578	82,757	914,666	671,420	82,757	1,586,086	1,668,843	342,215	04/98	11/97	5-27.5
BEAUREGARD APTS	804,604	70,000	1,640,768	0	70,000	1,640,768	1,710,768	421,157	09/96	08/96	7-40
BECKWOOD MANOR ONE	1,019,368	20,000	1,335,215	6,941	20,000	1,342,156	1,362,156	488,177	10/96	08/96	5-27.5
BRADLEY PHASE I	1,443,350	290,000	3,476,912	4,136	290,000	3,481,048	3,771,048	750,026	12/97	02/97	20-40
BRADLEY PHASE II	827,000	190,000	2,405,548	(73,893)	190,000	2,331,655	2,521,655	507,611	12/97	02/97	20-40
BROOKHAVEN APTS	1,013,570	52,272	1,800,921	0	52,272	1,800,921	1,853,193	435,045	01/97	02/97	7-40
BUTLER APTS	159,755	2,908	314,128	0	2,908	314,128	317,036	73,375	10/96	08/96	40
CALGORY APTS I	583,377	100,000	985,781	42,242	100,000	1,028,023	1,128,023	303,778	12/95	02/96	5-27.5
CALGORY APTS II	588,315	100,000	988,294	43,008	100,000	1,031,302	1,131,302	306,636	12/95	02/96	5-27.5
CALGORY APTS III	577,942	100,000	983,301	47,984	100,000	1,031,285	1,131,285	307,230	12/95	02/96	5-27.5
CAMERON HOUSING	738,954	74,000	1,736,306	0	74,000	1,736,306	1,810,306	450,144	10/96	08/96	40
COUNTRY EDGE	982,381	140,000	2,258,924	77,945	140,000	2,336,869	2,476,869	548,324	12/97	07/97	5-27.5
DECRO NORDOFF	1,936,068	555,000	3,240,184	159,006	555,000	3,399,190	3,954,190	953,834	07/97	09/96	5-27.5
EAST PARK II	524,692	35,000	1,120,448	42,365	35,000	1,162,813	1,197,813	334,165	08/96	08/96	5-27.5
EDGEWOOD ESTATES	591,621	27,000	759,092	22,660	27,000	781,752	808,752	206,282	11/96	06/97	7-40
EDGEWOOD PARK	1,500,000	125,000	2,943,474	26,848	125,000	2,970,322	3,095,322	980,367	01/97	05/96	5-27.5
ESCHER STREET	2,090,461	100,000	356,532	6,218,128	100,000	6,574,660	6,674,660	1,867,952	05/98	04/97	5-27.5
GRANDVIEW APTS	1,089,224	180,000	2,198,865	81,506	180,000	2,280,371	2,460,371	626,170	08/96	08/96	5-27.5
GRAYSON MANOR	1,019,505	80,000	1,733,403	(3,624)	80,000	1,729,779	1,809,779	540,462	11/98	03/98	5-27.5
GVA LP	1,130,795	54,946	1,445,428	60,148	54,946	1,505,576	1,560,522	364,217	11/97	04/97	5-27.5
HANOVER TOWERS	4,109,514	580,000	7,092,714	(13,689)	580,000	7,079,025	7,659,025	1,528,418	11/97	02/97	5-27.5
HOLLY HILLS	1,167,522	60,000	1,685,727	0	60,000	1,685,727	1,745,727	388,817	08/97	05/97	5-27.5

Boston Capital Tax Credit Fund IV LP — Series 26
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

JACKSON BOND	5,000,000	536,323	952,071	6,978,015	536,323	7,930,086	8,466,409	2,083,340	12/99	11/98	5-27.5
LAKE IV APTS	603,793	85,000	1,016,090	32,062	85,000	1,048,152	1,133,152	309,486	12/95	02/96	5-27.5
LAKE V APTS	578,624	85,000	1,018,755	38,334	85,000	1,057,089	1,142,089	316,569	12/95	02/96	5-27.5
LIBERTY VILLAGE	1,720,981	43,085	2,165,569	24,171	44,000	2,189,740	2,233,740	738,115	05/97	01/97	5-27.5
LITTLE VALLEY ESTATES	1,130,093	44,000	1,453,331	108,692	44,000	1,562,023	1,606,023	373,407	04/97	01/97	5-27.5
MASON LP	912,830	14,000	1,195,375	94,523	14,000	1,289,898	1,303,898	465,163	01/96	02/96	5-27.5
MAXTON GREEN	943,453	30,500	1,264,803	1,496	30,500	1,266,299	1,296,799	455,100	12/96	09/96	5-27.5
MB APTS	1,025,592	350,000	2,321,961	146,685	350,000	2,468,646	2,818,646	750,411	06/97	03/96	5-27.5
MERIDIAN HOUSING	1,061,514	72,000	1,137,270	460,410	72,000	1,597,680	1,669,680	313,289	05/99	12/98	7-40
MOSBY FOREST	592,396	31,275	1,342,190	43,925	31,275	1,386,115	1,417,390	489,981	10/96	10/96	5-27.5
NEW DEVONSHILRE II	738,226	76,211	904,064	33,861	76,211	937,925	1,014,136	326,009	12/96	01/97	5-27.5
NEW DEVONSHIRE WEST	514,616	31,000	628,776	29,644	31,000	658,420	689,420	228,825	01/97	01/97	5-27.5
POWELL VALLEY	695,095	78,947	2,310,346	11,246	78,947	2,321,592	2,400,539	700,583	12/98	03/98	5-27.5
SG HAZELTINE	1,320,077	464,955	2,934,870	306,620	464,955	3,241,490	3,706,445	1,111,181	01/97	06/96	5-27.5
SOUTHWIND APTS	821,540	32,000	1,607,903	0	32,000	1,607,903	1,639,903	392,835	12/96	08/96	40
TR BOBB APTS	668,289	75,000	1,530,233	0	75,000	1,530,233	1,605,233	391,516	01/96	08/96	40
TIMMONSVILLE GREEN	1,051,177	41,000	1,427,096	12,085	41,000	1,439,181	1,480,181	506,174	02/97	10/96	5-27.5
TREMONT STATION	1,132,856	35,803	1,633,750	113,947	35,803	1,747,697	1,783,500	429,099	11/96	05/96	5-27.5
THE WILLOWS	778,645	13,000	1,067,939	38,801	13,000	1,106,740	1,119,740	287,163	05/96	05/96	5-27.5
VVA LP	1,135,706	21,861	935,951	584,839	21,861	1,520,790	1,542,651	336,276	10/98	04/97	7-40

Boston Capital Tax Credit Fund IV LP — Series 26
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

WARRENSBURG HEIGHTS	1,090,326	23,370	1,397,872	29,762	23,370	1,427,634	1,451,004	532,718	11/96	12/96	5-27.5
WPVA LP	1,143,541	45,000	929,628	565,651	45,000	1,495,279	1,540,279	345,128	03/98	04/97	5-27.5

	58,625,558	5,309,213	80,489,290	19,339,073	5,310,128	99,828,363	105,138,491	26,525,626

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2005.
There we no carrying costs as of December 31, 2005. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 26

Balance at beginning of period — 4/1/96		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	32,787,138
Improvements, etc	0
Other	0

		$32,787,138
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/97		$32,787,138
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	31,051,915
Improvements, etc	7,109,210
Other	0

		$38,161,125
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/98		$70,948,263
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	6,900,360
Improvements, etc	8,221,743
Other	0

		$15,122,103
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$86,070,366

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 26 (Continued)

Balance at close of period — 3/31/99		$86,070,366
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,957,816
Improvements, etc	7,497,422
Other	0

		$15,455,238
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$101,525,604
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,480,794
Other	0

		$2,480,794
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$104,006,398
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	101,734
Other	0

		$101,734
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$104,108,132

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 26 (Continued)

Balance at close of period — 3/31/02		$104,108,132
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	20,899
Other	0

		$20,899
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$104,129,031
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	496,152
Other	0

		$496,152
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$104,625,183
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	204,522
Other	0

		$204,522
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$104,829,705

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 26 (Continued)

Balance at close of period — 3/31/05		$104,829,705
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	308,786
Other	0

		$308,786
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$105,138,491

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 26 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/96		$0
Current year expense	$361,387

Balance at close of period — 3/31/97		$361,387
Current year expense	$1,764,231

Balance at close of period — 3/31/98		$2,125,618
Current year expense	$2,289,241

Balance at close of period — 3/31/99		$4,414,859
Current year expense	$2,753,759

Balance at close of period — 3/31/00		$7,168,618
Current year expense	$3,295,505

Balance at close of period — 3/31/01		$10,464,123
Current year expense	$3,360,613

Balance at close of period — 3/31/02		$13,824,736
Current year expense	$3,241,530

Balance at close of period — 3/31/03		$17,066,266
Current year expense	$3,235,386

Balance at close of period — 3/31/04		$20,301,652
Current year expense	$3,101,868

Balance at close of period — 3/31/05		$23,403,520
Current year expense	$3,122,106

Balance at close of period — 3/31/06		$26,525,626

Boston Capital Tax Credit Fund IV LP — Series 27
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2002

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

AHAB PROJ #1	408,089	2,850	1,253,094	8,325	2,850	1,261,419	1,264,269	294,930	11/97	06/97	5-27.5
ANGELOU COURT	945,301	3	2,685,763	0	3	2,685,763	2,685,766	620,769	08/99	10/97	5-27.5
CASA ROSA	679,706	0	2,487,701	713,866	0	3,201,567	3,201,567	839,954	04/98	09/97	5-27.5
CANISTEO MANOR	886,328	46,553	1,567,499	16,788	46,553	1,584,287	1,630,840	488,911	04/98	04/98	5-27.5
CENTRUM FAIRFAX II	6,164,047	1,054,099	0	7,431,128	1,054,099	7,431,128	8,485,227	1,635,987	06/97	08/96	5-27.5
HARBOR LP	10,289,767	1,250,000	14,491,429	155,166	1,250,000	14,646,595	15,896,595	3,157,770	11/97	02/97	5-40
HARRISSONVILLE	1,159,225	102,637	3,021,382	13,821	102,637	3,035,203	3,137,840	1,039,141	12/96	01/98	5-27.5
HOLLY HEIGHTS	480,346	31,914	0	1,783,288	31,914	1,783,288	1,815,202	367,768	08/98	04/97	5-27.5
KIEHL PARTNERS	9,100,000	747,825	13,193,825	376,864	747,825	13,570,689	14,318,514	3,744,085	06/99	11/99	5-27.5
LAKE APTS II	573,982	80,000	930,841	49,450	80,000	980,291	1,060,291	274,897	12/95	01/97	5-27.5
MAGNOLIA PLACE LP	500,000	150,000	0	1,596,432	160,500	1,596,432	1,756,932	377,871	01/98	11/97	5-27.5
NORTHROCK HOUSING	2,373,493	250,478	1,356,518	3,304,851	250,478	4,661,369	4,911,847	719,135	05/00	05/99	10-40
PEAR VILLAGE	477,488	50,000	512,155	545,102	50,000	1,057,257	1,107,257	339,056	02/97	08/96	5-27.5
RANDOLPH VILLAGE	5,182,382	1,168,500	0	9,252,092	1,168,500	9,252,092	10,420,592	2,133,529	08/97	09/96	5-27.5
SUNDAY SUN	804,124	156,600	1,638,376	0	156,600	1,638,376	1,794,976	556,008	12/96	10/96	5-27.5
WAYNE HOUSING	8,630,657	1,200,000	0	13,361,931	903,435	13,361,931	14,265,366	2,812,635	04/98	11/96	5-27.5

	48,654,935	6,291,459	43,138,583	38,609,104	6,005,394	81,747,687	87,753,081	19,402,446

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 27
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/96		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,779,730
Improvements, etc	0
Other	0

		$5,779,730
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/97		$5,779,730
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	20,677,829
Other	17,177,150

		$37,854,979
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$43,634,709
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,738,071
Improvements, etc	17,179,919
Other	0

		$21,917,990
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$65,552,699

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 27 (Continued)

Balance at close of period — 3/31/99			$65,552,699
Additions during period:
Acquisitions through foreclosure		$0
Other acquisitions		15,548,646
Improvements, etc		2,444,640
Other		0

			$17,993,286
Deductions during period:
Cost of real estate sold		$0
Other		0

			$0

Balance at close of period — 3/31/00			$83,545,985
Additions during period:
Acquisitions through foreclosure		$0
Other acquisitions		0
Improvements, etc		3,502,518
Other		0

			$3,502,518
Deductions during period:
Cost of real estate sold		$0
Other		0

			$0

Balance at close of period — 3/31/01			$87,048,503
Additions during period:
Acquisitions through foreclosure	$
Other acquisitions
Improvements, etc		27,925
Other

			$27,925
Deductions during period:
Cost of real estate sold		$0
Other		0

			$0

Balance at close of period — 3/31/02			$87,076,428

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 27 (Continued)

Balance at close of period — 3/31/02			$87,076,428
Additions during period:
Acquisitions through foreclosure	$
Other acquisitions
Improvements, etc		292,612
Other

			$292,612
Deductions during period:
Cost of real estate sold		$0
Other		0

			$0

Balance at close of period — 3/31/03			$87,369,040
Additions during period:
Acquisitions through foreclosure	$
Other acquisitions
Improvements, etc		58,825
Other

			$58,825
Deductions during period:
Cost of real estate sold		$0
Other		0

			$0

Balance at close of period — 3/31/04			$87,427,865
Additions during period:
Acquisitions through foreclosure	$
Other acquisitions
Improvements, etc		157,884
Other

			$157,884
Deductions during period:
Cost of real estate sold		$0
Other		0

			$0

Balance at close of period — 3/31/05			$87,585,749

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 27 (Continued)

Balance at close of period — 3/31/05			$87,585,749
Additions during period:
Acquisitions through foreclosure	$
Other acquisitions
Improvements, etc		167,332
Other

			$167,332
Deductions during period:
Cost of real estate sold		$0
Other		0

			$0

Balance at close of period — 3/31/06			$87,753,081

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 27 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/96		$0
Current year expense	$10,734

Balance at close of period — 3/31/97		$10,734
Current year expense	$594,951

Balance at close of period — 3/31/98		$605,685
Current year expense	$1,573,377

Balance at close of period — 3/31/99		$2,179,062
Current year expense	$2,071,362

Balance at close of period — 3/31/00		$4,250,424
Current year expense	$2,690,062

Balance at close of period — 3/31/01		$6,940,486
Current year expense	$2,499,683

Balance at close of period — 3/31/02		$9,440,169
Current year expense	$2,497,526

Balance at close of period — 3/31/03		$11,937,695
Current year expense	$2,494,942

Balance at close of period — 3/31/04		$14,432,637
Current year expense	$2,486,357

Balance at close of period — 3/31/05		$16,918,994
Current year expense	$2,483,452

Balance at close of period — 3/31/06		$19,402,446

Boston Capital Tax Credit Fund IV LP-Series 28
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

1374 BOSTON POST ROAD	380,324	100,000	1,086,670	69,441	100,000	1,156,111	1,256,111	380,342	06/97	02/97	5-27.5
ASHBERRY MANOR	628,730	100,500	1,192,737	0	100,500	1,192,737	1,293,237	278,236	03/97	02/97	5-27.5
ATHENS PARTNERS	1,153,880	327,639	2,978,391	2,269,093	342,639	5,247,484	5,590,123	1,463,076	6/99	10/98	5-27.5
BIENVILLE, L.P.	946,144	20,300	1,194,688	45,729	20,300	1,240,417	1,260,717	293,389	02/97	02/97	7-40
BLANCHARD APTS	895,363	20,000	807,233	353,314	46,728	1,160,547	1,207,275	266,253	07/97	07/97	7-40
CHANDLER VILLAGE	891,681	32,000	1,249,842	0	32,000	1,249,842	1,281,842	379,121	07/97	04/97	5-30
COTTONWOOD	722,543	20,000	0	964,795	20,000	964,795	984,795	216,075	07/97	07/97	5-27.5
EVANGELINE APTS	956,468	20,000	1,364,939	0	20,000	1,364,939	1,384,939	336,593	01/98	11/97	7-40
EVERGREEN III	914,886	6,000	1,250,781	14,710	6,000	1,265,491	1,271,491	442,769	04/97	02/97	5-27.5
FAIRWAY II LP	985,133	48,000	1,277,751	54,963	48,000	1,332,714	1,380,714	317,392	03/97	12/96	7-40
FORT BEND	2,990,091	538,500	0	7,474,269	538,500	7,474,269	8,012,769	2,366,562	10/99	04/98	12-40
JACKSON PLACE	980,611	74,943	2,095,999	(57,061)	74,943	2,038,938	2,113,881	485,708	10/97	07/97	5-27.5
MAPLEWOOD APTS	889,023	47,125	1,923,321	0	47,125	1,923,321	1,970,446	427,402	08/98	03/98	5-27.5
MILTON SENIOR LP	1,167,648	51,400	2,385,863	81,583	51,400	2,467,446	2,518,846	816,675	06/97	02/97	5-27.5
NEIGHBORHOOD RESTORATION VII	1,681,167	42,825	6,368,910	0	42,825	6,368,910	6,411,735	1,789,352	02/98	02/98	5-27.5
PIN OAK ELDERLY ASSOC.	10,070,249	832,000	7,701,570	7,692,823	2,024,000	15,394,393	17,418,393	3,818,255	01/96	11/97	5-27.5
RANDOLPH VILLAGE	5,138,315	1,168,500	9,187,147	64,945	1,168,500	9,252,092	10,420,592	2,133,529	08/97	12/97	5-27.5
RVKY,LP	1,319,851	65,582	1,315,622	373,066	75,232	1,688,688	1,763,920	400,624	04/98	11/97	5-27.5
SAND LANE MANOR	645,384	104,000	0	1,217,985	104,000	1,217,985	1,321,985	248,716	04/98	08/97	5-27.5
SENIOR SUITES CHICAGO	4,025,618	14,922	0	7,330,794	14,922	7,330,794	7,345,716	1,967,290	12/98	12/97	5-27.5

Boston Capital Tax Credit Fund IV LP — Series 28
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

SUMNER HOUSE	1,068,303	62,370	3,451,950	30,170	62,370	3,482,120	3,544,490	851,147	07/98	01/98	5-27.5
TERRACEVIEW APTS	572,517	16,900	1,612,988	24,900	16,900	1,637,888	1,654,788	390,222	10/97	07/97	5-27.5
TILGHMAN SQ LP	729,016	60,314	1,108,725	7,461	60,314	1,116,186	1,176,500	353,576	10/97	11/97	5-27.5
WELLSTON VILLAGE	369,067	12,500	412,617	106,366	12,500	518,983	531,483	157,473	08/97	04/97	5-27.5
WEST MEMHIS (CLUBVIEW)	2,823,838	481,388	7,259,784	517,764	481,388	7,777,548	8,258,936	2,842,084	11/96	12/97	5-27.5
YALE VILLAGE	194,914	12,500	238,542	119,139	12,500	357,681	370,181	122,701	07/98	02/98	5-27.5

	43,140,764	4,280,208	57,466,070	28,756,249	5,523,586	86,222,319	91,745,905	23,544,562

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 28
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/96		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	647,230
Improvements, etc	0
Other	0

		$647,230
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/97		$647,230
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	45,106,975
Improvements, etc	0
Other	0

		$45,106,975
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$45,754,205
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,992,073
Improvements, etc	19,183,519
Other	0

		$35,175,592
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$80,929,797

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 28 (Continued)

Balance at close of period — 3/31/99		$80,929,797
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,620,933
Improvements, etc	0
Other	0

		$9,620,933
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$90,550,730
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	312,027
Other	0

		$312,027
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$90,862,757
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	182,164
Other	0

		$182,164
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$91,044,921

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 28 (Continued)

Balance at close of period — 3/31/02		$91,044,921
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	64,515
Other	0

		$64,515
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$91,109,436
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	253,909
Other	0

		$253,909
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$91,363,345
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	184,178
Other	0

		$184,178
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$91,547,523

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 28 (Continued)

Balance at close of period — 3/31/05		$91,547,523
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	198,382
Other	0

		$198,382
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$91,745,905

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 28 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/96		$0
Current year expense	$8,223

Balance at close of period — 3/31/97		$8,223
Current year expense	$1,264,549

Balance at close of period — 3/31/98		$1,272,772
Current year expense	$1,834,970

Balance at close of period — 3/31/99		$3,107,742
Current year expense	$2,674,330

Balance at close of period — 3/31/00		$5,782,072
Current year expense	$3,196,013

Balance at close of period — 3/31/01		$8,978,085
Current year expense	$2,988,638

Balance at close of period — 3/31/02		$11,966,723
Current year expense	$2,889,062

Balance at close of period — 3/31/03		$14,855,785
Current year expense	$2,918,851

Balance at close of period — 3/31/04		$17,774,636
Current year expense	$2,874,740

Balance at close of period — 3/31/05		$20,649,376
Current year expense	$2,895,186

Balance at close of period — 3/31/06		$23,544,562

Boston Capital Tax Credit Fund II Limited Partnership — Series 29
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

BARRINGTON COVE	1,982,053	183,750	6,403,281	12,999	183,700	6,416,280	6,599,980	2,025,700	05/97	04/97	5-39
BRYSON APTS	365,682	10,728	269,886	265,533	10,728	535,419	546,147	152,457	01/98	08/97	5-27.5
COLLINS HOUSING	660,485	22,500	370,580	548,708	22,500	919,288	941,788	255,492	06/98	09/97	5-27.5
DOGWOOD RURAL ASSOC	1,345,947	56,332	1,616,052	478,806	56,332	2,094,858	2,151,190	495,640	05/99	10/98	5-27.5
EDGEWOOD EST	1,920,732	283,199	3,951,368	0	283,199	3,951,368	4,234,567	943,972	09/98	03/98	5-27.5
EMERALD TRACE	1,297,783	43,548	0	2,659,509	43,548	2,659,509	2,703,057	551,230	04/99	08/98	5-27.5
FORREST HILL APTS	2,791,582	191,250	0	0	221,250	0	221,250	0	11/98	07/97	5-27.5
GLENBROOK APTS	482,646	4,606	674,111	22,888	4,606	696,999	701,605	192,427	03/97	12/97	5-27.5
HARBOR POINTE	1,485,214	280,000	5,672,581	149,754	280,000	5,822,335	6,102,335	1,093,802	10/99	12/97	5-40
JACKSBORO APTS	573,852	31,893	268,583	515,681	31,893	784,264	816,157	218,572	01/98	12/97	5-27.5
JACKSON PARTNERS	5,560,000	300,067	6,039,223	3,867,625	315,352	9,906,848	10,222,200	3,043,572	06/98	12/96	5-27.5
KIEHL PARTNERS	9,100,000	747,825	9,410,576	4,160,113	747,825	13,570,689	14,318,514	3,744,085	06/99	02/98	5-27.5
LOMBARD PARTNERS	955,294	25,000	1,470,259	0	25,000	1,470,259	1,495,259	409,592	07/98	10/98	5-27.5
LUTKIN BAYOU ASSOC	807,997	25,000	878,839	118,593	25,000	997,432	1,022,432	259,256	06/97	11/97	5-27.5
THE LINCOLN HOTEL	779,277	0	1,454,115	115,830	0	1,569,945	1,569,945	414,368	07/97	02/97	5-27.5
NORTHFIELD APTS III	4,515,000	200,613	5,814,532	1,233,874	214,213	7,048,406	7,262,619	2,298,843	02/98	12/96	5-27.5
NORTHWAY DRIVE	1,489,743	280,849	1,480	4,794,044	280,849	4,795,524	5,076,373	1,010,609	03/98	04/97	5-45
OZARK ASSOC	449,123	13,750	511,269	58,156	13,750	569,425	583,175	143,465	07/97	10/97	5-27.5
PALMETTO PLACE	1,073,940	56,000	0	2,106,692	12,000	2,106,692	2,118,692	416,102	04/99	10/98	5-27.5
POPLARVILLE APTS	387,643	12,000	406,502	55,004	12,000	461,506	473,506	120,867	07/97	10/97	5-27.5
RHOME APTS	486,537	8,313	675,804	23,353	8,313	699,157	707,470	179,522	07/97	12/97	5-27.5
WESTFIELD APTS	777,571	49,748	1,773,153	0	49,748	1,773,153	1,822,901	412,872	08/98	11/97	5-27.5

	39,288,101	2,826,971	47,662,194	21,187,162	2,841,806	68,849,356	71,691,162	18,382,445

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 29
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/97		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	25,053,524
Improvements, etc	0
Other	0

		$25,053,524
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$25,053,524
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	19,483,060
Improvements, etc	16,333,428
Other	0

		$35,816,488
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$60,870,012
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,952,581
Improvements, etc	9,065,633
Other	0

		$15,018,214
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$75,888,226

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 29 (Continued)

Balance at close of period — 3/31/00		$75,888,226
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	191,162
Other	0

		$191,162
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0

Balance at close of period — 3/31/01		$76,079,388
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	180,150
Other	0

		$180,150
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$76,259,538
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	229,921
Other	0

		$229,921
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$76,489,459

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 29 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/03		$76,489,459
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	160,933
Other	0

		$160,933
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$76,650,392
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	251,267
Other	0

		$251,267
Deductions during period:
Cost of real estate sold	$0
Other	(5,521,163)

		$(5,521,163)

Balance at close of period — 3/31/05		$71,380,496
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	310,666
Other	0

		$310,666
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$71,691,162

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 29 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/97		$0
Current year expense	$271,480

Balance at close of period — 3/31/98		$271,480
Current year expense	$1,330,842

Balance at close of period — 3/31/99		$1,602,322
Current year expense	$2,247,040

Balance at close of period — 3/31/00		$3,849,362
Current year expense	$2,630,360

Balance at close of period — 3/31/01		$6,479,722
Current year expense	$2,600,798

Balance at close of period — 3/31/02		$9,080,520
Current year expense	$2,610,904

Balance at close of period — 3/31/03		$11,691,424
Current year expense	$2,585,150

Balance at close of period — 3/31/04		$14,276,574
Current year expense	$1,692,028

Balance at close of period — 3/31/05		$15,968,602
Current year expense	$2,413,843

Balance at close of period — 3/31/06		$18,382,445

Boston Capital Tax Credit Fund IV LP — Series 30
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

BELLWOOD FOUR	711,789	45,000	676,598	704,456	45,000	1,381,054	1,426,054	420,386	05/98	09/97	5-27.5
BOWIE APTS	1,047,475	32,714	267,955	1,197,671	32,714	1,465,626	1,498,340	410,309	10/98	08/97	5-27.5
BYAM LP	775,779	185,000	2,261,674	(28,934)	185,000	2,232,740	2,417,740	485,172	02/98	02/97	5-27.5
CVVA LP	1,528,035	60,000	1,250,961	722,478	60,000	1,973,439	2,033,439	513,089	10/99	03/98	5-27.5
EMERALD TRACE II	343,889	20,500	1,322,164	0	20,500	1,322,164	1,342,664	264,755	12/98	07/98	5-27.5
FVA LP	879,748	36,000	668,440	454,870	36,000	1,123,310	1,159,310	217,387	07/99	03/98	5-27.5
GRAHAM APARTMENTS	1,456,296	45,563	366,387	1,498,202	45,563	1,864,589	1,910,152	556,305	09/98	08/97	5-27.5
HILLSIDE TERRACE	1,775,038	369,421	4,812,286	1,691,531	330,000	6,503,817	6,833,817	1,098,587	07/00	04/99	12/40
JEFFRIES ASSOC	1,442,811	62,000	1,662,694	476,230	62,000	2,138,924	2,200,924	448,217	05/99	10/98	5-27.5
JMC LIMITED LIABILITY	766,546	50,000	0	1,711,748	11,000	1,711,748	1,722,748	358,072	03/98	08/97	5-27.5
KGVA LP	1,845,661	112,000	1,697,834	704,956	112,000	2,402,790	2,514,790	519,878	02/99	03/98	5-27.5
LINDEN PARTERS	925,897	4,848	1,819,922	0	4,848	1,819,922	1,824,770	358,932	06/99	07/98	7-40
MADISON PTRS LP	1,567,353	314,510	788,736	4,687,802	322,023	5,476,538	5,798,561	1,582,558	03/99	11/97	5-27.5
MESA GRANDE	1,945,840	0	4,153,914	(1,430,603)	117,000	2,723,311	2,840,311	771,910	12/98	02/98	5-27.5
MILLWOOD	7,849,814	892,181	0	11,506,043	869,681	11,506,043	12,375,724	2,109,416	11/99	12/98	10-40
NOCONA APTS	777,381	15,651	207,520	906,319	15,651	1,113,839	1,129,490	299,246	12/98	08/97	5-27.5
PYRAMID ONE	633,819	100,000	1,445,832	1,125	100,000	1,446,957	1,546,957	357,971	11/99	04/99	5-27.5
SUNRISE HOMES	992,240	0	2,679,914	(1,310,244)	134,259	1,369,670	1,503,929	538,626	12/98	02/98	5-27.5
TRINITY LIFE GARDENS	1,176,542	65,575	2,309,061	873,175	60,000	3,182,236	3,242,236	810,177	12/99	04/99	5-27.5
WEST SWANZEY	584,594	94,900	2,010,096	66,141	94,900	2,076,237	2,171,137	488,580	02/98	07/97	5-27.5

	29,026,547	2,505,863	30,401,988	24,432,966	2,658,139	54,834,954	57,493,093	12,609,573

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 30
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/97		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,362,304
Improvements, etc	0
Other	0

		$7,362,304
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$7,362,304
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,618,602
Improvements, etc	9,868,994
Other	0

		$24,487,596
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$31,849,900
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,102,175
Improvements, etc	16,227,330
Other	0

		$25,329,505
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$57,179,405

Notes to Schedule III
Boston Capital Tax Credit Fund IV — Series 30 (Continued)

Balance at close of period — 3/31/00		$57,179,405
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,489,235
Other	0

		$2,489,235
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$59,668,640
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	536,047
Other	0

		$536,047
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$60,204,687
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	72,476
Other	0

		$72,476
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$60,277,163

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 30 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/03		$60,277,163
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	7,269
Other	0

		$7,269
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$60,284,432
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	57,471
Other	0

		$57,471
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$60,341,903
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	133,490
Other	0

		$133,490
Deductions during period:
Cost of real estate sold	$0
Other	(2,982,300)

		$(2,982,300)

Balance at close of period — 3/31/06		$57,493,093

Notes to Schedule III
Boston Capital Tax Credit Fund IV — Series 30 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/97		$0
Current year expense	$49,478

Balance at close of period — 3/31/98		$49,478
Current year expense	$463,672

Balance at close of period — 3/31/99		$513,150
Current year expense	$945,532

Balance at close of period — 3/31/00		$1,458,682
Current year expense	$1,631,321

Balance at close of period — 3/31/01		$3,090,003
Current year expense	$2,263,225

Balance at close of period — 3/31/02		$5,353,228
Current year expense	$1,885,175

Balance at close of period — 3/31/03		$7,238,403
Current year expense	$1,853,298

Balance at close of period — 3/31/04		$9,091,701
Current year expense	$1,810,526

Balance at close of period — 3/31/05		$10,902,227
Current year expense	$1,707,346

Balance at close of period — 3/31/06		$12,609,573

Boston Capital Tax Credit Fund IV LP—Series 31
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

BRITTNEY SQUARE	580,962	247,000	1,280,705	0	247,000	1,280,705	1,527,705	249,854	07/98	07/98	5-27.5
CANTON HOUSING I	2,199,535	99,900	2,245,160	723,185	99,900	2,968,345	3,068,245	886,701	07/98	11/97	5-27.5
CANTON HOUSING II	1,114,400	66,920	1,023,746	342,688	66,920	1,366,434	1,433,354	416,739	07/98	11/97	5-27.5
CANTON HOUSING III	828,724	38,205	799,913	264,641	38,205	1,064,554	1,102,759	323,040	07/98	11/97	5-27.5
CANTON HOUSING IV	797,194	40,500	784,923	270,716	40,500	1,055,639	1,096,139	325,543	07/98	11/97	5-27.5
CLEVELAND PTRS	1,519,275	244,500	1,941,969	3,536,002	265,000	5,477,971	5,742,971	1,710,005	06/98	11/97	5-27.5
DOUBLE SPRINGS	355,974	157,000	960,378	505,494	157,000	1,465,872	1,622,872	293,682	03/99	09/98	5-27.5
EAGLE’S RIDGE TERRACE	1,748,970	63,200	508,815	1,932,720	63,200	2,441,535	2,504,735	540,296	05/98	12/97	5-27.5
ELLISVILLE LP	635,753	31,000	723,650	224,558	31,000	948,208	979,208	212,190	06/98	12/97	5-27.5
G.A.V.A. LP	709,047	35,500	616,645	275,624	37,014	892,269	929,283	184,686	02/99	03/98	5-27.5
HATTIESBURG LP	814,043	15,000	979,143	269,488	15,000	1,248,631	1,263,631	271,608	06/98	12/97	5-27.5
HENDERSON TERRACE	501,684	22,000	221,549	482,028	22,000	703,577	725,577	154,802	09/98	11/97	5-27.5
HERITAGE I	875,057	46,000	522,601	830,596	46,014	1,353,197	1,399,211	377,324	05/98	10/97	5-27.5
HURRICANE HILLS	730,259	121,171	3,086,025	12,332	121,171	3,098,357	3,219,528	666,295	08/98	09/97	5-27.5
LAKEVIEW LITTLE ELM	428,108	28,750	255,929	352,043	28,750	607,972	636,722	160,433	01/99	11/97	5-27.5
LEVEL CREEK	12,790,000	1,120,908	0	13,568,350	1,120,908	13,568,350	14,689,258	4,571,592	05/99	05/98	5-27.5
MESQUITE TRAILS	657,199	10,860	240,143	713,335	10,860	953,478	964,338	251,903	11/98	11/97	5-27.5
MONFORT HOUSING	3,467,004	436,143	2,661,689	1,728,911	436,143	4,390,600	4,826,743	962,849	10/98	09/97	5-27.5
N.M.V.A. LP	849,118	44,114	679,817	419,356	44,114	1,099,173	1,143,287	216,231	04/99	03/98	5-27.5
PILOT POINT LP	738,060	65,570	339,377	618,178	65,570	957,555	1,023,125	272,278	02/99	11/97	5-27.5
RIVERBEND APTS	760,656	201,961	0	2,498,041	201,961	2,498,041	2,700,002	501,345	07/98	10/97	5-27.5

Boston Capital Tax Credit Fund IV LP — Series 31
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

SAN ANGELO BENT TREE	2,553,484	294,023	0	6,601,796	300,841	6,601,796	6,902,637	1,356,237	07/99	12/97	5-27.5
SEAGRAVES APTS	436,397	25,200	537,944	25,688	25,200	563,632	588,832	101,151	05/00	09/00	5-27.5
SENCIT HAMPDEN	2,019,681	307,860	0	5,122,074	307,860	5,122,074	5,429,934	954,574	09/98	10/97	7-40
SILVER CREEK	3,213,858	175,000	0	9,048,768	175,000	9,048,768	9,223,768	1,973,547	08/99	03/98	5-27.5
SUMMERDALE PTRS	3,666,095	420,540	1,386,000	4,969,876	271,620	6,355,876	6,627,496	1,257,843	04/99	12/98	5-27.5
WINDSOR PARK PTRS	7,586,998	248,000	5,105,823	7,772,881	270,461	12,878,704	13,149,165	3,680,596	03/99	11/97	5-27.5

	52,577,535	4,606,825	26,901,945	63,109,368	4,509,212	90,011,313	94,520,525	22,873,344

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 31
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/97		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	20,789,823
Improvements, etc	0
Other	0

		$20,789,823
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$20,789,823
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	10,155,803
Improvements, etc	23,622,080
Other	0

		$33,777,883
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$54,567,706
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	37,773,041
Other	0

		$37,773,041
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$92,340,747

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 31 (Continued)

Balance at close of period — 3/31/00		$92,340,747
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	561,718
Improvements, etc	171,433
Other	0

		$733,151
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$93,073,898
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	277,575
Other	0

		$277,575
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$93,351,473
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	173,492
Other	0

		$173,492
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$93,524,965

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 31 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/03		$93,524,965
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	299,763
Other	0

		$299,763
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$93,824,728
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	408,088
Other	0

		$408,088
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$94,232,816
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	287,709
Other	0

		$287,709
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$94,520,525

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 31 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/97		$0
Current year expense	$41,619

Balance at close of period — 3/31/98		$41,619
Current year expense	$973,901

Balance at close of period — 3/31/99		$1,015,520
Current year expense	$2,743,105

Balance at close of period — 3/31/00		$3,758,625
Current year expense	$3,363,318

Balance at close of period — 3/31/01		$7,121,943
Current year expense	$3,254,509

Balance at close of period — 3/31/02		$10,376,452
Current year expense	$3,175,143

Balance at close of period — 3/31/03		$13,551,595
Current year expense	$3,154,151

Balance at close of period — 3/31/04		$16,705,746
Current year expense	$3,104,266

Balance at close of period — 3/31/05		$19,810,012
Current year expense	$3,063,332

Balance at close of period — 3/31/06		$22,873,344

Boston Capital Tax Credit Fund IV LP — Series 32
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

200 EAST AVENUE	8,812,592	61,000	7,896,816	2,281,508	61,000	10,178,324	10,239,324	1,918,856	07/00	01/99	12-40
ATHENS PARTNERS	1,153,880	327,639	2,978,391	2,269,093	342,639	5,247,484	5,590,123	1,463,076	06/99	10/98	5/27.5
CHARDONNAY LP	59,209	5,200	586,804	35,691	5,200	622,495	627,695	201,626	01/97	01/98	5-27.5
COGIC VILLAGE	2,286,068	115,000	0	8,719,176	115,000	8,719,176	8,834,176	2,758,962	07/99	04/98	5-27.5
COURTSIDE	859,613	146,529	2,820,490	48,516	146,529	2,869,006	3,015,535	729,635	07/98	06/98	7-40
FFLM ASSOC	6,920,060	1,359,240	12,454,121	303,266	1,359,240	12,757,387	14,116,627	5,370,952	01/95	01/98	5-40
GRANDA ROSE	204,089	5,000	271,347	5,111	5,000	276,458	281,458	48,336	11/01	05/01	5-27.5
INDIANA DEV (CLEAR CREEK)	1,460,598	55,000	3,760,163	(109,376)	55,000	3,650,787	3,705,787	817,623	09/99	07/98	5-27.5
JACKSON BOND	5,000,000	536,323	952,071	6,978,015	536,323	7,930,086	8,466,409	2,083,340	12/99	07/98	5-27.5
KEIST TOWNHOMES	3,475,263	622,558	0	12,156,078	622,558	12,156,078	12,778,636	2,035,595	12/99	11/98	10-40
MARTINSVILLE I	406,733	24,000	0	1,102,604	52,000	1,102,604	1,154,604	228,241	02/00	08/99	5-40
PARKSIDE PLAZA	1,336,021	0	0	4,158,733	0	4,158,733	4,158,733	745,519	05/01	07/99	5-27.5
PECAN MANOR	766,198	60,400	1,961,002	160,953	60,400	2,121,955	2,182,355	425,669	10/98	07/98	5-27.5
PEARL PARTNERS	8,000,000	599,461	2,248,687	9,484,371	615,788	11,733,058	12,348,846	3,156,303	12/99	06/98	5-27.5
PEARLWOOD LP	906,286	162,032	2,099,724	(300,770)	162,032	1,798,954	1,960,986	542,305	05/98	02/98	5-27.5
PINE RIDGE	785,068	88,220	0	2,134,022	94,833	2,134,022	2,228,855	428,216	01/99	07/98	5-27.5
PYRAMID IV LP	882,320	99,500	368,780	3,483,741	99,500	3,852,521	3,952,021	854,581	05/00	05/98	5-27.5

	43,313,998	4,267,102	38,398,396	52,910,732	4,333,042	91,309,128	95,642,170	23,808,835

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 32
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/98		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	30,592,172
Improvements, etc	0
Other	0

		$30,592,172
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$30,592,172
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	11,796,979
Improvements, etc	42,439,868
Other	0

		$54,236,847
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$84,829,019
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,887,087
Other	0

		$4,887,087
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$89,716,106

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 32 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/01		$89,716,106
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	276,347
Improvements, etc	4,688,499
Other	0

		$4,964,846
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$94,680,952
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	57,677
Other	0

		$57,677
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$94,738,629
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	231,615
Other	0

		$231,615
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$94,970,244

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 32 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/04		$94,970,244
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	262,855
Other	0

		$262,855
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$95,233,099
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	409,071
Other	0

		$409,071
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$95,642,170

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 32 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/98		$0
Current year expense	$1,855,693

Balance at close of period — 3/31/99		$1,855,693
Current year expense	$1,533,304

Balance at close of period — 3/31/00		$3,388,997
Current year expense	$3,367,095

Balance at close of period — 3/31/01		$6,756,092
Current year expense	$3,601,011

Balance at close of period — 3/31/02		$10,357,103
Current year expense	$3,433,597

Balance at close of period — 3/31/03		$13,790,700
Current year expense	$3,388,798

Balance at close of period — 3/31/04		$17,179,498
Current year expense	$3,344,115

Balance at close of period — 3/31/05		$20,523,613
Current year expense	$3,285,222

Balance at close of period — 3/31/06		$23,808,835

Boston Capital Tax Credit Fund IV LP — Series 33
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

BRADFORD GROUP	1,027,149	101,388	0	2,695,584	101,388	2,695,584	2,796,972	611,841	09/99	10/98	5-27.5
FFLM ASSOC.	6,920,060	1,359,240	12,454,121	303,266	1,359,240	12,757,387	14,116,627	5,370,952	01/95	01/98	5-40
FOREST PARK	865,359	175,500	0	2,156,764	175,500	2,156,764	2,332,264	446,349	01/99	07/98	5-27.5
HARBOUR POINTE	1,485,214	280,000	5,672,581	149,754	280,000	5,822,335	6,102,335	1,093,802	10/99	01/99	5-40
KIEST TOWNHOMES	3,475,261	622,558	0	12,156,078	622,558	12,156,078	12,778,636	2,035,595	12/99	08/98	10-40
MERCHANT’S COURT	5,778,671	0	0	13,412,517	1,069,682	13,412,517	14,482,199	3,075,181	12/99	10/98	10-40
NHC #5	2,965,812	387,045	0	6,363,027	387,045	6,363,027	6,750,072	1,998,346	07/99	03/98	5-27.5
NORTHROCK HOUSING	2,373,493	250,478	1,356,518	3,304,851	250,478	4,661,369	4,911,847	719,135	05/00	05/99	10-40
SOUTHAVEN	9,790,000	974,288	1,815,504	10,925,038	999,288	12,740,542	13,739,830	3,483,834	12/99	10/98	5-27.5
STEARNS ASSITED LIVING	435,500	1	0	2,947,240	1	2,947,240	2,947,241	402,967	3/01	12/99	5-27.5

	35,116,519	4,150,498	21,298,724	54,414,119	5,245,180	75,712,843	80,958,023	19,238,002

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 33
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/98		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	17,889,644
Improvements, etc	0
Other	0

		$17,889,644
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$17,889,644
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,559,577
Improvements, etc	37,620,253
Other	0

		$45,179,830
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$63,069,474
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	13,783,067
Other	0

		$13,783,067
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$76,852,541

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 33 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/01		$76,852,541
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	3,396,126
Other	0

		$3,396,126
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$80,248,667
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	88,428
Other	0

		$88,428
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$80,337,095
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	45,294
Other	0

		$45,294
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$80,382,389

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 33 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/04		$80,382,389
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	226,590
Other	0

		$226,590
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$80,608,979
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	349,044
Other	0

		$349,044
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$80,958,023

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 33 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/98		$0
Current year expense	$1,694,284

Balance at close of period — 3/31/99		$1,694,284
Current year expense	$1,033,967

Balance at close of period — 3/31/00		$2,728,251
Current year expense	$2,717,698

Balance at close of period — 3/31/01		$5,445,949
Current year expense	$2,873,929

Balance at close of period — 3/31/02		$8,319,878
Current year expense	$2,781,889

Balance at close of period — 3/31/03		$11,101,767
Current year expense	$2,735,278

Balance at close of period — 3/31/04		$13,837,045
Current year expense	$2,695,943

Balance at close of period — 3/31/05		$16,532,988
Current year expense	$2,705,014

Balance at close of period — 3/31/06		$19,238,002

Boston Capital Tax Credit Fund IV LP — Series 34
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

ABBEY RIDGE	434,759	48,000	2,129,097	0	48,000	2,129,097	2,177,097	373,535	01/00	02/00	5-27.5
ALLISON APTS	775,901	208,000	0	1,733,194	208,000	1,733,194	1,941,194	360,887	01/99	11/98	5-27.5
BELMONT AFFORDABLE HOUSING	457,318	5,000	2,374,186	3,697	5,000	2,377,883	2,382,883	433,992	12/98	01/99	5-27.5
BOERNE CREEKSIDE	1,947,998	204,622	0	4,770,432	205,736	4,770,432	4,976,168	873,778	06/00	11/98	5-27.5
HIGHWAY 18 PARTNERS	10,450,000	766,286	7,424,418	5,775,690	797,823	13,200,108	13,997,931	3,201,673	06/00	10/99	5-27.5
HOWARD PARK	379,144	75,000	1,159,772	13,203	75,000	1,172,975	1,247,975	363,129	12/99	04/99	5-27.5
KERRVILLE MEADOWS	1,516,350	174,699	0	4,369,213	226,306	4,369,213	4,595,519	909,802	04/00	11/98	5-27.5
MERCHANT’S COURT	5,778,671	1,069,682	3,060,740	10,351,777	1,069,682	13,412,517	14,482,199	3,075,181	12/99	02/99	5-27.5
MILLWOOD PARK	7,849,814	892,181	0	11,506,043	869,681	11,506,043	12,375,724	2,109,416	11/99	12/98	10-40
MONTOUR FALLS VILLAGE	1,016,872	65,556	0	1,840,830	35,000	1,840,830	1,875,830	530,692	04/99	10/98	5-27.5
NORTHWOOD HOMES	734,026	96,000	1,953,479	0	96,000	1,953,479	2,049,479	393,862	06/99	04/99	5-27.5
RHP-96	1,620,035	142,576	0	3,647,061	142,576	3,647,061	3,789,637	721,992	12/99	10/98	5-27.5
SOUTHAVEN PTRS I	9,790,000	974,288	1,815,504	10,925,038	999,288	12,740,542	13,739,830	3,483,834	12/99	03/99	5-27.5
WASHINGTON COURTYARD	2,736,519	580,398	0	3,792,229	580,398	3,792,229	4,372,627	899,877	08/00	08/99	5-27.5

	45,487,407	5,302,288	19,917,196	58,728,407	5,358,490	78,645,603	84,004,093	17,731,650

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 34
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/98		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,477,426
Improvements, etc	0
Other	0

		$4,477,426
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$4,477,426
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,434,539
Improvements, etc	36,399,836
Other	0

		$50,834,375
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$55,311,801
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	28,731,541
Other	0

		$28,731,541
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$84,043,342

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 34 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/01		$84,043,342
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	77,421
Other	0

		$77,421
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$84,120,763
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	122,041
Other	0

		$122,041
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$84,242,804
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	194,022
Other	0

		$194,022
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$84,436,826

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 34 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/04		$84,436,826
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	145,196
Other	0

		$145,196
Deductions during period:
Cost of real estate sold	$0
Other	(759,111)

		$(759,111)

Balance at close of period — 3/31/05		$83,822,911
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	181,182
Other	0

		$181,182
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$84,004,093

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 34 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/98		$0
Current year expense	$0

Balance at close of period — 3/31/99		$0
Current year expense	$496,969

Balance at close of period — 3/31/00		$496,969
Current year expense	$2,631,105

Balance at close of period — 3/31/01		$3,128,074
Current year expense	$3,040,893

Balance at close of period — 3/31/02		$6,168,967
Current year expense	$2,976,988

Balance at close of period — 3/31/03		$9,145,955
Current year expense	$2,956,612

Balance at close of period — 3/31/04		$12,102,567
Current year expense	$2,766,969

Balance at close of period — 3/31/05		$14,869,536
Current year expense	$2,862,114

Balance at close of period — 3/31/06		$17,731,650

Boston Capital Tax Credit Fund IV LP — Series 35
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

ASHTON COVE	1,873,870	315,041	0	4,499,526	315,041	4,499,526	4,814,567	672,314	04/00	01/00	7-40
BRAZOSWOOD	1,955,833	83,741	0	5,529,182	162,413	5,529,182	5,691,595	950,466	07/00	07/99	5-27.5
COLUMBIA WOODS	4,303,395	605,453	0	10,493,637	630,361	10,493,637	11,123,998	1,582,978	06/02	10/00	5-40
CYPRESS POINTE	1,846,286	247,810	3,148,052	2,436,848	247,810	5,584,900	5,832,710	1,207,898	03/00	04/99	5-27.5
GARDEN GATE II ( NEW CANEY)	809,757	34,078	0	1,897,496	34,078	1,897,496	1,931,574	273,534	07/00	03/99	7-40
HILLSIDE TERRACE	1,775,038	369,421	4,812,286	1,691,531	330,000	6,503,817	6,833,817	1,098,587	07/00	04/99	12-40
MULVANE HOUSING	1,828,063	188,000	4,043,181	6,038	188,000	4,049,219	4,237,219	684,145	11/99	12/98	10-40
RIVERWALK APTS HOMES	395,001	44,380	1,699,925	4,190	44,380	1,704,115	1,748,495	445,026	07/99	12/98	5-27.5
TENNESSEE PARTNERS XII	5,000,000	390,100	6,182,403	87,671	390,100	6,270,074	6,660,174	1,626,804	12/99	04/99	5-27.5
WASHINGTON COURTYARD	2,736,519	580,398	0	3,792,229	580,398	3,792,229	4,372,627	899,877	08/00	08/99	5-27.5
WEDGEWOOD PARK	5,257,851	750,000	0	11,894,350	812,355	11,894,350	12,706,705	1,917,808	08/00	12/99	5-27.5

	27,781,613	3,608,422	19,885,847	42,332,698	3,734,936	62,218,545	65,953,481	11,359,437

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 35
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/99		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	22,888,816
Improvements, etc	0
Other	0

		$22,888,816
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$22,888,816
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	605,453
Improvements, etc	32,788,341
Other	0

		$33,393,794
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$56,282,610
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	10,256,693
Other	0

		$10,256,693
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$66,539,303

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 35 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/01		$66,539,303
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	131,451
Other	0

		$131,451
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$66,670,754
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,293
Other	0

		$90,293
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$66,761,047
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	24,200
Other	0

		$24,200
Deductions during period:
Cost of real estate sold	$0
Other	(884,955)

		$(884,955)

Balance at close of period — 3/31/05		$65,900,292

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 35 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/05		$65,900,292
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	53,189
Other	0

		$53,189
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$65,953,481

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 35 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/99		$0
Current year expense	$109,873

Balance at close of period — 3/31/00		$109,873
Current year expense	$1,272,940

Balance at close of period — 3/31/01		$1,382,813
Current year expense	$1,810,098

Balance at close of period — 3/31/02		$3,192,911
Current year expense	$2,112,653

Balance at close of period — 3/31/03		$5,305,564
Current year expense	$2,113,489

Balance at close of period — 3/31/04		$7,419,053
Current year expense	$1,945,714

Balance at close of period — 3/31/05		$9,364,767
Current year expense	$1,994,670

Balance at close of period — 3/31/06		$11,359,437

Boston Capital Tax Credit Fund IV LP — Series 36
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

ALOHA HOUSING	3,191,500	552,000	3,283,217	60,689	552,000	3,343,906	3,895,906	784,999	11/99	08/99	5-27.5
ANNADALE HOUSING	12,106,016	226,000	12,231,650	338,278	226,000	12,569,928	12,795,928	3,782,852	06/90	01/00	5-50
ASHTON RIDGE	2,576,873	300,500	9,547,932	276,176	300,500	9,824,108	10,124,608	2,605,192	12/00	02/00	5-27.5
NOWATA	1,244,046	35,000	859,081	735,636	30,000	1,594,717	1,624,717	345,114	02/00	08/99	5-30
PARIS PLACE	1,207,126	272,000	0	2,010,100	272,000	2,010,100	2,282,100	288,360	09/00	11/99	5-27.5
RIVERVIEW BEND	3,175,000	150,000	3,277,543	1,219,676	241,987	4,497,219	4,739,206	1,078,486	03/00	12/99	5-27.5
SR SUITES WASHINGTON HGTS	3,374,986	29,876	7,361,729	56,293	40,435	7,418,022	7,458,457	1,472,557	11/00	12/99	5-27.5
VALLEYVIEW EST	419,190	188,091	2,125,968	145,874	63,649	2,271,842	2,335,491	588,437	05/00	11/99	5-27.5
WEDGEWOOD PARK	5,257,851	750,000	0	11,894,350	812,355	11,894,350	12,706,705	1,917,808	08/00	12/99	5-27.5
WILLOWBROOK APTS	988,826	215,000	2,220,401	0	215,000	2,220,401	2,435,401	404,188	09/99	06/99	5-27.5
WINGFILED APTS	676,635	139,800	2,104,682	0	139,800	2,104,682	2,244,482	428,170	07/99	06/99	5-27.5

	34,218,049	2,858,267	43,012,203	16,737,072	2,893,726	59,749,275	62,643,001	13,696,163

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 36
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/99		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	13,858,724
Improvements, etc	0
Other	0

		$13,858,724
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$13,858,724
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	22,306,082
Improvements, etc	25,593,908
Other	0

		$47,899,990
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$61,758,714
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions
Improvements, etc	423,780
Other	0

		$423,780
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$62,182,494

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 36 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/02		$62,181,494
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions
Improvements, etc	104,729
Other	0

		$104,729
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$62,287,223
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions Improvements, etc	101,156
Other	0

		$101,156
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$62,388,379
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions Improvements, etc	111,684
Other	0

		$111,684
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$62,500,063

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 36 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/05		$62,500,063
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions
Improvements, etc	142,938
Other	0

		$142,938
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$62,643,001

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 36 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/99		$0
Current year expense	$109,722

Balance at close of period — 3/31/00		$109,722
Current year expense	$3,420,983

Balance at close of period — 3/31/01		$3,530,705
Current year expense	$2,140,499

Balance at close of period — 3/31/02		$5,671,204
Current year expense	$2,060,370

Balance at close of period — 3/31/03		$7,731,574
Current year expense	$2,007,263

Balance at close of period — 3/31/04		$9,738,837
Current year expense	$2,002,647

Balance at close of period — 3/31/05		$11,741,484
Current year expense	$1,954,679

Balance at close of period — 3/31/06		$13,696,163

Boston Capital Tax Credit Fund IV LP — Series 37
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

ASHTON RIDGE	2,576,873	300,500	9,547,932	276,176	300,500	9,824,108	10,124,608	2,605,192	12/00	02/00	5-27.5
BALDWIN VILLAS	4,738,000	200,000	0	7,889,883	325,000	7,889,883	8,214,883	1,463,633	7/01	10/99	5-27.5
COLUMBIA WOODS	4,303,395	605,453	0	10,493,637	630,361	10,493,637	11,123,998	1,582,978	06/02	10/00	5-40
HIGHWAY 18	10,450,000	766,286	7,424,418	5,775,690	797,823	13,200,108	13,997,931	3,201,673	06/00	10/99	5-27.5
SR SUITES WASHINTGON HGTS	3,374,986	29,876	7,361,729	56,293	40,435	7,418,022	7,458,457	1,472,557	11/00	12/99	5-27.5
SILVER POND	4,333,941	340,000	3,518,005	2,522,908	340,000	6,040,913	6,380,913	774,772	12/01	06/00	40
STEARNS ASSISTED LIVING	435,500	1	0	2,947,240	1	2,947,240	2,947,241	402,967	3/01	12/99	5-27.5

	30,212,695	2,242,116	27,852,084	29,961,827	2,434,120	57,813,911	60,248,031	11,503,772

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 37
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/99		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	8,390,705
Improvements, etc	0
Other	0

		$8,390,705
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$8,390,705
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	10,519,032
Improvements, etc	19,144,384
Other	0

		$29,663,416
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$38,054,121
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	21,802,305
Other	0

		$21,802,305
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$59,856,426

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 37 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/02		$59,856,426
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	243,191
Other	0

		$243,191
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$60,099,617
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	104,983
Other	0

		$104,983
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$60,204,600
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	51,226
Other	0

		$51,226
Deductions during period:
Cost of real estate sold	$0
Other	(78,000)

		$(78,000)

Balance at close of period — 3/31/05		$60,177,826

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 37 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/05		$60,177,826
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	70,205
Other	0

		$70,205
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$60,248,031

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 37 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/99		$0
Current year expense	$0

Balance at close of period — 3/31/00		$0
Current year expense	$719,027

Balance at close of period — 3/31/01		$719,027
Current year expense	$1,847,312

Balance at close of period — 3/31/02		$2,566,339
Current year expense	$2,311,392

Balance at close of period — 3/31/03		$4,877,731
Current year expense	$2,242,481

Balance at close of period — 3/31/04		$7,120,212
Current year expense	$2,214,396

Balance at close of period — 3/31/05		$9,334,608
Current year expense	$2,169,164

Balance at close of period — 3/31/06		$11,503,772

Boston Capital Tax Credit Fund IV LP — Series 38
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

ALDINE WESTFIELD	3,489,742	334,472	0	8,894,479	347,330	8,894,479	9,241,809	1,274,314	07/01	04/00	5-27.5
ANDOVER HOUSING	2,476,274	150,000	4,645,760	356,952	150,000	5,002,712	5,152,712	767,698	12/00	05/00	10-40
ARBORS AT EAGLE CREST	1,739,793	305,872	0	8,377,643	290,000	8,377,643	8,667,643	1,964,634	10/01	12/00	5-27.5
BRISTOW PLACE	1,227,260	32,500	896,311	908,591	32,500	1,804,902	1,837,402	309,346	12/00	06/00	5-30
COLUMBIA CREEK	5,467,092	1,068,040	0	11,865,268	1,070,161	11,865,268	12,935,429	1,908,154	11/01	08/00	5-27.5
CUSHING PLACE	1,094,478	0	1,358,355	207,052	30,000	1,565,407	1,595,407	356,389	10/00	03/00	5-27.5
EDNA VANDERBILT	312,492	10,000	502,555	3,558	10,000	506,113	516,113	76,297	10/01	05/01	5-27.5
HAMMOND PLACE	490,047	94,026	2,164,107	0	94,026	2,164,107	2,258,133	349,695	04/00	03/00	5-27.5
HERITAGE II	899,701	60,130	1,171,322	(11,257)	60,130	1,160,065	1,220,195	263,842	06/00	06/00	5-27.5
WILLOWBROOK II	905,156	168,860	2,093,435	0	168,860	2,093,435	2,262,295	360,838	10/01	03/00	5-27.5

	18,102,035	2,223,900	12,831,845	30,602,286	2,253,007	43,434,131	45,687,138	7,631,207

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 38
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/00		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,543,190
Improvements, etc	0
Other	0

		$14,543,190
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$14,543,190
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	512,555
Improvements, etc	30,124,847
Other	0

		$30,637,402
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$45,180,592
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	499,234
Other	0

		$499,234
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$45,679,826

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 38 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/03		$45,679,826
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,686
Other	0

		$2,686
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$45,682,512
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,426
Other	0

		$1,426
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$45,683,938
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	3,200
Other	0

		$3,200
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$45,687,138

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 38 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/00		$0
Current year expense	$143,616

Balance at close of period — 3/31/01		$143,616
Current year expense	$1,011,977

Balance at close of period — 3/31/02		$1,155,593
Current year expense	$1,692,973

Balance at close of period — 3/31/03		$2,848,566
Current year expense	$1,630,794

Balance at close of period — 3/31/04		$4,479,360
Current year expense	$1,583,357

Balance at close of period — 3/31/05		$6,062,717
Current year expense	$1,568,490

Balance at close of period — 3/31/06		$7,631,207

Boston Capital Tax Credit Fund IV LP — Series 39
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

ARBORS AT EAGLE
CREST	1,739,793	305,872	0	8,377,643	290,000	8,377,643	8,667,643	1,964,634	10/01	12/00	5-27.5
ARBORS AT IRONWOOD	1,769,680	121,057	0	5,650,010	110,000	5,650,010	5,760,010	1,342,776	09/01	07/00	5-27.5
AUSTIN ACRES	851,457	128,000	0	2,045,772	128,000	2,045,772	2,173,772	239,274	09/01	11/00	5-27.5
COLUMBIA CREEK	5,467,092	1,068,040	0	11,865,268	1,070,161	11,865,268	12,935,429	1,908,154	11/01	08/00	5-27.5
DAYSTAR	774,756	155,028	0	1,800,059	155,028	1,800,059	1,955,087	232,397	01/01	02/01	5-27.5
GOUVERNEUR SR	1,171,025	0	0	4,172,292	66,600	4,172,292	4,238,892	519,198	10/01	12/00	12-40
HILLVIEW	895,997	10,000	1,201,246	0	10,000	1,201,246	1,211,246	176,621	12/01	05/01	5-27.5
TALLY HO II	569,485	30,000	1,131,775	(67,711)	30,000	1,064,064	1,094,064	182,672	12/01	06/01	5-27.5
TIMEVER TRAILS I	809,252	50,000	1,280,757	(21,668)	50,000	1,259,089	1,309,089	196,109	07/01	06/01	5-27.5

	14,048,537	1,867,997	3,613,778	33,821,665	1,909,789	37,435,443	39,345,232	6,761,835

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 39
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/00		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,376,035
Improvements, etc	0
Other	0

		$4,376,035
Deductions during period:
Cost of real estate sold	$0
Other	0

Other		$0

Balance at close of period — 3/31/01		$4,376,035
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,703,778
Improvements, etc	29,690,055
Other	0

		$33,393,833
Deductions during period:
Cost of real estate sold	$0
Other	(2,598,038)

		$(2,598,038)

Balance at close of period — 3/31/02		$35,171,830
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,159,308
Other	0

		$4,159,308
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$39,331,138

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 39 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/03		$39,331,138
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	10,836
Other	0

		$10,836
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$39,341,974
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,101
Other	0

		$1,101
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$39,343,075
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,157
Other	0

		$2,157
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$39,345,232

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 39 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/00		$0
Current year expense	$11,017

Balance at close of period — 3/31/01		$11,017
Current year expense	$735,243

Balance at close of period — 3/31/02		$746,260
Current year expense	$1,603,550

Balance at close of period — 3/31/03		$2,349,810
Current year expense	$1,524,523

Balance at close of period — 3/31/04		$3,874,333
Current year expense	$1,453,577

Balance at close of period — 3/31/05		$5,327,910
Current year expense	$1,433,925

Balance at close of period — 3/31/06		$6,761,835

Boston Capital Tax Credit Fund IV LP — Series 40
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

ARBORS IRONWOOD II	881,548	115,000	2,665,008	12,820	115,000	2,677,828	2,792,828	587,394	11/01	02/01	5-27.5
AZLE FOUNTAINHEAD	1,188,043	52,400	782,639	1,108,321	52,400	1,890,960	1,943,360	254,046	05/02	10/01	5-27.5
BALDWIN VILLAS	4,738,000	325,000	7,838,615	51,268	325,000	7,889,883	8,214,883	1,463,633	07/01	07/01	5-27.5
CAPITAL FIVE	1,212,557	107,162	1,117,138	1,771,813	107,162	2,888,951	2,996,113	460,086	07/02	06/01	5-27.5
CARLISLE APTS	801,909	84,027	2,158,184	1,093	84,027	2,159,277	2,243,304	368,842	06/01	02/01	5-27.5
CENTER PLACE II	778,883	28,590	1,267,462	0	28,590	1,267,462	1,296,052	182,448	10/01	10/01	5-27.5
KC HOMES	3,738,582	275,100	4,764,685	53,459	275,100	4,818,144	5,093,244	755,961	11/01	08/01	5-27.5
LONDONTOWN HOMES	558,272	257,366	2,281,695	0	257,366	2,281,695	2,539,061	286,406	06/01	02/01	5-27.5
MA NO. 2	1,338,029	66,500	2,450,256	117,348	66,500	2,567,604	2,634,104	371,834	02/02	02/01	5-27.5
MEADOWSIDE ASSOC	1,575,042	0	0	3,314,851	51,725	3,314,851	3,366,576	437,336	12/01	05/01	5-27.5
NORTHROCK II	2,295,916	110,000	892,246	3,569,009	110,000	4,461,255	4,571,255	496,243	05/02	07/01	10-40
OAKLAND PSHP	1,236,518	40,000	2,017,047	(39,561)	40,000	1,977,486	2,017,486	323,507	07/01	02/01	5-27.5
SEDGWICK SUNDANCE	362,875	5,000	2,176,106	0	5,000	2,176,106	2,181,106	249,177	10/01	09/01	5-27.5
SOUTHBROOK HOMES	503,128	240,000	2,272,500	0	240,000	2,272,500	2,512,500	247,403	11/01	04/01	5-27.5
SPRINGFIELD METRO	26,714,162	3,282,371	38,725,894	204,893	3,282,371	38,930,787	42,213,158	4,912,004	10/01	06/02	5-40
WESTERN GARDENS	1,285,026	40,800	2,086,305	(100,861)	40,800	1,985,444	2,026,244	363,566	07/01	02/01	5-27.5

	49,208,490	5,029,316	73,495,780	10,064,453	5,081,041	83,560,233	88,641,274	11,759,886

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 40
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/01		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	36,516,831
Improvements, etc	0
Other	0

		$36,516,831
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$36,516,831
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	42,008,265
Improvements, etc	10,001,536
Other	0

		$52,009,801
Deductions during period:
Cost of real estate sold	$0
Other	(140,422)

		$(140,422)

Balance at close of period — 3/31/03		$88,386,210
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	61,494
Other	0

		$61,494
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$88,447,704

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 40 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/04		$88,447,704
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	84,576
Other	0

		$84,576
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$88,532,280
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	108,994
Other	0

		$108,994
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$88,641,274

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 40 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/01		$0
Current year expense	$584,300

Balance at close of period — 3/31/02		$584,300
Current year expense	$2,524,855

Balance at close of period — 3/31/03		$3,109,155
Current year expense	$2,908,580

Balance at close of period — 3/31/04		$6,017,735
Current year expense	$2,876,152

Balance at close of period — 3/31/05		$8,893,887
Current year expense	$2,865,999

Balance at close of period — 3/31/06		$11,759,886

Boston Capital Tax Credit Fund IV LP — Series 41
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

BIENVILLE	798,931	16,500	1,309,576	0	16,500	1,309,576	1,326,076	217,069	11/01	12/01	5-27.5
BREEZEWOOD	992,111	42,500	1,667,004	0	42,500	1,667,004	1,709,504	171,232	06/02	10/01	5-27.5
BROOKSTONE APTS II	2,422,616	223,150	0	2,891,055	222,750	2,891,055	3,113,805	794,957	08/02	08/01	5-27.5
CASCADES COMMONS	22,829,614	3,375,809	26,674,146	0	3,375,809	26,674,146	30,049,955	9,124,846	10/95	04/03	5-27.5
CEDAR GROVE	1,054,032	112,500	1,447,390	2,950	112,500	1,450,340	1,562,840	286,875	07/01	05/02	5-27.5
CRANBERRY COVE	990,752	134,400	1,475,984	9,836	134,400	1,485,820	1,620,220	279,765	01/02	05/02	5-27.5
DS HOUSING	1,808,725	330,720	1,652,898	592,803	332,624	2,245,701	2,578,325	230,776	12/03	07/02	30
FOREST GELN	1,302,778	84,800	1,694,199	0	84,800	1,694,199	1,778,999	719,682	12/95	04/03	5-27.5
HALFMOON BDC, LP	1,387,733	292,000	0	2,621,699	292,000	2,621,699	2,913,699	486,027	04/02	07/01	5-27.5
HARBOR POINT	1,646,962	440,000	0	5,373,009	440,126	5,373,009	5,813,135	531,150	10/02	08/01	5-27.5
HAWTHORNE	991,930	77,698	1,162,871	40,144	77,698	1,203,015	1,280,713	276,962	07/01	05/02	5-27.5
HOLLYWOOD PALMS	8,035,630	850,000	14,921,469	473,151	850,000	15,394,620	16,244,620	1,451,613	11/02	03/02	5-27.5
MADISON HOUSING II	1,526,117	35,000	3,953,209	0	35,000	3,953,209	3,988,209	475,513	05/02	09/01	10-40
MARWOOD SENIOR	12,954,404	2,011,263	12,393,753	(68,407)	1,916,330	12,325,346	14,241,676	1,384,528	08/02	07/01	10-40
MEADOWSIDE ASSOC	1,575,042	51,725	3,287,878	26,973	51,725	3,314,851	3,366,576	437,336	12/01	05/01	5-27.5
RED HILL APTS	828,554	24,600	1,344,222	(35,817)	24,600	1,308,405	1,333,005	229,394	06/01	11/01	5-27.5
RH-FRANKIN	375,159	36,000	620,928	0	36,000	620,928	656,928	120,971	09/01	05/02	5-27.5
RH-FULTON	534,925	42,500	839,311	21,984	27,000	861,295	888,295	169,716	09/01	05/02	5-27.5
RH-MENDOTA	710,339	42,500	1,142,673	9,607	42,500	1,152,280	1,194,780	235,364	06/01	05/02	5-27.5
RH-MT CARROLL	403,442	24,500	611,397	0	24,500	611,397	635,897	120,648	09/01	05/02	5-27.5
SPRINGFIELD METRO	26,714,162	3,282,371	38,725,894	204,893	3,282,371	38,930,787	42,213,158	4,912,004	10/01	06/02	5-40
SUNSHINE APTS	858,599	160,000	2,067,906	0	160,000	2,067,906	2,227,906	206,672	08/02	03/02	5-27.5

	90,742,557	11,690,536	116,992,708	12,163,880	11,581,733	129,156,588	140,738,321	22,863,100

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005
There were no carrying costs as of December 31, 2005 The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 41
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/01		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,680,757
Improvements, etc	0
Other	0

		$7,680,757
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$7,680,757
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	69,761,910
Improvements, etc	32,622,657
Other	0

		$102,384,567
Deductions during period:
Cost of real estate sold	$0
Other	(35,817)

		$(35,817)

Balance at close of period — 3/31/03		$110,029,507
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	33,133,187
Improvements, etc	4,442,923
Other	0

		$37,576,110
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$147,605,617

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 41 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/04		$147,605,617
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	495,341
Other	0

		$495,341
Deductions during period:
Cost of real estate sold	$0
Other	(2,337,000)

		$(2,337,000)

Balance at close of period — 3/31/05		$145,763,958
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	476,214
Other	0

		$476,214
Deductions during period:
Cost of real estate sold	$(5,501,851)
Other	0

		$(5,501,851)

Balance at close of period — 3/31/06		$140,738,321

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 40 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/01		$0
Current year expense	$104,810

Balance at close of period — 3/31/02		$104,810
Current year expense	$2,276,743

Balance at close of period — 3/31/03		$2,381,553
Current year expense	$13,827,816

Balance at close of period — 3/31/04		$16,209,369
Current year expense	$4,622,404

Balance at close of period — 3/31/05		$20,831,773
Current year expense	$4,274,149
Reduction for real-estate sod	(2,242,822)

Balance at close of period — 3/31/06		$22,863,100

Boston Capital Tax Credit Fund IV LP — Series 42
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

BREEZEWOOD II	990,813	42,500	0	1,649,788	42,500	1,649,788	1,692,288	130,271	03/03	04/02	5-27.5
CC HOUSING	1,166,237	64,162	1,360,312	551,455	67,217	1,911,767	1,978,984	228,005	12/03	07/02	30
CENTENARY HSNG	2,195,000	57,760	3,768,874	34,197	57,760	3,803,071	3,860,831	1,212,170	12/97	04/03	5-27.5
COMMERCE PKWY	1,668,947	242,000	4,352,489	0	242,000	4,352,489	4,594,489	1,732,761	04/97	04/03	5-27.5
CT HOUSING	2,469,498	195,275	3,211,525	233,932	172,675	3,445,457	3,618,132	378,571	12/03	07/02	30
CRITTENDEN COUNTY	727,734	96,688	2,016,683	9,753	96,688	2,026,436	2,123,124	314,524	10/02	06/02	5-27.5
DORCHESTER CT	4,382,044	528,000	0	9,561,379	533,536	9,561,379	10,094,915	645,227	08/03	04/02	5-27.5
GREAT BRIDGE-DOVER	1,477,560	180,000	0	3,904,398	256,657	3,904,398	4,161,055	332,715	12/02	04/02	5-27.5
HARBOR PT II	1,646,962	440,126	5,361,554	11,455	440,126	5,373,009	5,813,135	531,150	10/02	04/02	5-27.5
HOLLYWOOD PALMS	8,035,630	850,000	14,921,469	473,151	850,000	15,394,620	16,244,620	1,451,613	11/02	08/02	5-27.5
HS HOUSING	2,572,547	456,889	1,593,468	587,854	461,353	2,181,322	2,642,675	222,072	12/03	07/02	30
JEREMY ASSOC	3,339,540	522,890	7,539,499	139,042	522,890	7,678,541	8,201,431	2,278,176	12/95	04/03	5-40
LOS LUNAS	215,000	150,000	2,241,246	0	150,000	2,241,246	2,391,246	821,634	06/96	04/03	5-27.5
LYNELLE LANDING	1,407,564	340,000	3,438,633	0	340,000	3,438,633	3,778,633	552,544	09/02	03/02	5-27.5
MARWOOD	12,954,404	1,916,330	12,325,346	0	1,916,330	12,325,346	14,241,676	1,384,528	08/02	09/04	10-40
NATCHEZ PLACE	830,417	35,864	1,507,640	0	35,864	1,507,640	1,543,504	259,176	11/01	08/02	5-27.5
NORTHFIELD HSNG	167,624	70,000	450,662	1,619	70,000	452,281	522,281	165,034	12/96	04/03	5-27.5
PARKHURST PLACE	3,517,495	767,254	3,320,955	11,630	767,254	3,332,585	4,099,839	443,758	09/02	01/02	5-27.5
SM HOUSING	1,562,254	73,780	2,263,816	490,152	70,238	2,753,968	2,824,206	291,978	12/03	07/02	30
STARWBERRY LANE	2,052,876	63,212	2,992,381	182,794	63,212	3,175,175	3,238,387	557,173	08/02	03/02	5-27.5
TS HOUSING	1,981,450	366,794	1,629,068	746,171	168,871	2,375,239	2,544,110	254,864	12/03	07/02	30
WINGFEILD APTS II	355,395	148,936	2,242,481	0	148,936	2,242,481	2,391,417	267,252	11/01	08/02	5-27.5

	55,716,991	7,608,460	76,538,101	18,588,770	7,474,107	95,126,871	102,600,978	14,455,196

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 42
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/02		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	52,317,521
Improvements, etc	0
Other	0

		$52,317,521
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0
Balance at close of period — 3/31/03		$52,317,521
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	19,395,420
Improvements, etc	17,750,281
Other	0

		$37,145,701
Deductions during period:
Cost of real estate sold	$0
Other	(1,808,056)

		$(1,808,056)

Balance at close of period — 3/31/04		$87,655,166
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,241,676
Improvements, etc	281,804
Other	0

		$14,523,480
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0

Balance at close of period — 3/31/05		$102,178,646

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 42 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/05		$102,178,646
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	422,332
Other	0

		$422,332
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$102,600,978

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 42 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/02		$0
Current year expense	$683,423

Balance at close of period — 3/31/03		$683,423
Current year expense	$6,757,919

Balance at close of period — 3/31/04		$7,441,342
Current year expense	$3,777,598

Balance at close of period — 3/31/05		$11,218,940
Current year expense	$3,236,256

Balance at close of period — 3/31/06		$14,455,196

Boston Capital Tax Credit Fund IV LP — Series 43
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

AM HOUSING	3,474,633	1,010,088	4,887,737	675,071	833,522	5,562,808	6,396,330	590,535	12/03	09/02	5-27.5
AP HOUSING	2,431,391	723,530	2,147,588	566,725	734,057	2,714,313	3,448,370	288,131	12/03	09/02	5-27.5
BOHANNON PLACE	287,693	100,000	1,194,661	0	100,000	1,194,661	1,294,661	72,096	10/03	05/03	5-27.5
CARPENTER SCHOOL	1,381,647	47,500	2,412,532	0	47,500	2,412,532	2,460,032	188,906	12/03	01/03	40
CHARLEVOIX APTS	1,258,025	64,259	1,458,895	2,710	64,259	1,461,605	1,525,864	173,120	11/02	09/02	10-40
CLOVER LANE	441,607	36,194	834,077	1,047	36,194	835,124	871,318	105,683	10/02	09/02	10-40
DORCHESTER CT	4,382,044	528,000	0	9,561,379	533,536	9,561,379	10,094,915	645,227	08/03	09/02	5-27.5
GILBERT APTS	862,410	160,000	0	3,477,900	175,000	3,477,900	3,652,900	160,746	05/04	07/03	5-27.5
HENDERSON FOUNTAINHEAD	1,017,310	25,000	999,547	846,880	25,000	1,846,427	1,871,427	177,354	03/03	09/02	5-27.5
HOLLYWOOD PALMS	8,035,630	850,000	14,921,469	473,151	850,000	15,394,620	16,244,620	1,451,613	11/02	12/02	5-27.5
KP HOUSING	1,546,137	177,147	1,608,794	358,682	214,387	1,967,476	2,181,863	211,397	12/03	09/02	5-27.5
LAKEWOOD APTS	835,193	36,332	1,248,636	0	36,332	1,248,636	1,284,968	137,896	10/02	09/02	10-40
LAWRENCEVILLE	12,458,626	1,632,824	0	15,894,383	1,632,824	15,894,383	17,527,207	2,238,709	01/03	12/02	5-27.5
LYCEUM HOUSING	1,398,594	24,000	0	3,517,360	24,000	3,517,360	3,541,360	140,783	12/03	04/03	5-27.5
MDI LIMITED	2,220,100	302,827	4,462,245	2,950	302,827	4,465,195	4,768,022	431,891	08/03	09/03	5-27.5
PARKSIDE APTS-COLEMAN	962,257	65,119	650,632	1,120,820	65,119	1,771,452	1,836,571	242,324	12/02	09/02	10-40
PARKSIDE PLAZA	1,336,021	0	4,158,733	0	0	4,158,733	4,158,733	745,519	05/01	01/04	5-27.5
PYRAMID SEVEN	1,224,507	91,177	780,110	726,472	91,177	1,506,582	1,597,759	135,620	06/04	04/03	5-27.5
RIVERVIEW APTS-BLISSFIELD	741,454	51,214	664,606	579,131	51,214	1,243,737	1,294,951	152,632	02/02	09/02	10-40
SG HOUSING	2,038,687	618,589	1,899,538	711,937	616,571	2,611,475	3,228,046	277,370	12/03	09/02	5-27.5
STOTTVILLE LP	1,114,055	36,375	0	2,135,561	36,375	2,135,561	2,171,936	312,176	05/03	09/02	5-27.5
STRAWBERRY LAKE	1,053,841	426,685	2,150,765	(437,003)	97,738	1,713,762	1,811,500	125,151	12/03	07/03	5-40

	50,501,862	7,006,860	46,480,565	40,215,156	6,567,632	86,695,721	93,263,353	9,004,879

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 43
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/02		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	39,753,640
Improvements, etc	0
Other	0

		$39,753,640
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$39,753,640
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	11,372,896
Improvements, etc	32,394,237
Other	0

		$43,767,133
Deductions during period:
Cost of real estate sold	$0
Other	(2,577,450)

		$(2,577,450)

Balance at close of period — 3/31/04		$80,943,323
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,158,733
Improvements, etc	7,789,775
Other	0

		$11,948,508
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$92,891,831

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 43 (Continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/05		$92,891,831
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	371,522
Other	0

		$371,522
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$93,263,353

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 43 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/02		$0
Current year expense	$359,244

Balance at close of period — 3/31/03		$359,244
Current year expense	$1,989,650

Balance at close of period — 3/31/04		$2,348,894
Current year expense	$3,524,203

Balance at close of period — 3/31/05		$5,873,097
Current year expense	$3,131,782

Balance at close of period — 3/31/06		$9,004,879

Boston Capital Tax Credit Fund IV LP — Series 44
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

AURORA VILLAGE	4,579,525	450,000	5,828,270	0	450,000	5,828,270	6,278,270	656,819	03/03	02/03	5-27.5
ALEXANDER MILLS	12,458,626	1,632,824	15,887,983	6,400	1,632,824	15,894,383	17,527,207	2,238,709	01/03	02/03	5-27.5
BROOKSIDE PARK	12,396,839	2,665,865	15,151,635	0	2,665,865	15,151,635	17,817,500	380,214	03/05	07/05	7-40
NEW OXFORD MANOR	1,348,394	146,196	1,727,366	1,889	146,196	1,729,255	1,875,451	247,523	05/03	03/03	5-27.5
NORTH FORTY ASPEN PLUS	1,957,012	184,735	3,354,056	4,238	184,735	3,358,294	3,543,029	365,743	10/03	04/03	5-40
NORTHROCK HSNG III	1,012,603	140,228	2,540,256	0	140,228	2,540,256	2,680,484	178,377	11/03	06/03	5-27.5
ORCHARD RIVER	7,223,192	454,334	8,704,252	64,002	454,334	8,768,254	9,222,588	591,760	11/03	10/03	5-40
POST OAKS EAST	13,600,000	1,597,148	6,176,702	0	1,597,148	6,176,702	7,773,850	30,844	U/C	12/05	7-40
UNITED DEVELOPMENT 2001- FAMILIES FIRS	2,420,600	113,239	0	4,952,728	122,599	4,952,728	5,075,327	198,552	06/04	05/03	5-27.5
UNITED DEVELOPMENT 2001-MEMPHIS	1,890,994	0	3,248,652	2,493,287	256,888	5,741,939	5,998,827	311,711	08/04	05/03	5-27.5

	58,887,785	7,384,569	62,619,172	7,522,544	7,650,817	70,141,716	77,792,533	5,200,252

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
U/C-Property was under construction as of March 31, 2006
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 44
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/03		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	44,412,391
Improvements, etc	0
Other	0

		$44,412,391
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$44,412,391
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,745,051
Improvements, etc	0
Other	0

		$7,745,051
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$52,157,442
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	25,591,350
Improvements, etc	43,741
Other	0

		$25,635,091
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$77,792,533

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 44 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/03		$0
Current year expense	$1,247,274

Balance at close of period — 3/31/04		$1,247,274
Current year expense	$1,780,634

Balance at close of period — 3/31/05		$3,027,908
Current year expense	$2,172,344

Balance at close of period — 3/31/05		$5,200,252

Boston Capital Tax Credit Fund IV LP — Series 45
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

200 EAST AVE	8,812,592	61,000	10,161,037	17,287	61,000	10,178,324	10,239,324	1,918,856	07/00	12/03	12-40
BALDWIN VILLAS	4,738,000	325,000	7,889,883	0	325,000	7,889,883	8,214,883	1,463,633	06/01	12/03	5-27.5
BARTLETT BAYOU	1,091,334	153,094	0	4,733,099	153,094	4,733,099	4,886,193	37,037	09/05	07/03	5-27.5
BORGER FOUNTAINHEAD	963,713	31,000	1,728,417	5,909	31,000	1,734,326	1,765,326	136,483	10/03	08/03	5-27.5
BREEZEWOOD II	990,813	42,500	1,649,188	600	42,500	1,649,788	1,692,288	130,271	03/03	12/03	5-27.5
BROOKSIDE PARK	12,396,839	2,563,808	0	15,253,692	2,563,808	15,253,692	17,817,500	380,214	03/05	12/03	7-40
BROOKSIDE SQUARE	1,331,960	70,000	1,042,108	975,644	70,000	2,017,752	2,087,752	198,339	08/04	07/03	5-27.5
BROOKSTONE PL II	2,422,616	222,750	5,228,055	(2,337,000)	222,750	2,891,055	3,113,805	794,957	08/02	12/03	5-27.5
CHILDRESS APTS	850,600	27,000	1,863,615	35,856	27,000	1,899,471	1,926,471	186,176	03/04	05/03	5-27.5
DAWN SPRINGS VILLA	607,100	250,000	2,133,550	0	250,000	2,133,550	2,383,550	4,978	10/05	12/05	5-27.5
EASTVIEW FAMILY	718,758	26,000	776,358	0	26,000	776,358	802,358	57,340	06/04	09/04	5-27.5
FARMINGTON ASSOC	964,045	299,237	1,196,293	2,695,198	164,500	3,891,491	4,055,991	305,774	06/04	07/03	5-40
HALFMOON BDC	1,387,733	292,000	2,621,699	0	292,000	2,621,699	2,913,699	486,027	04/02	12/03	5-27.5
HARBET AVENUE	983,658	74,000	1,974,215	8,000	74,000	1,982,215	2,056,215	119,848	07/03	01/04	5-40
HARBOR PT II	1,646,962	440,126	5,368,020	4,989	440,126	5,373,009	5,813,135	531,150	10/02	12/03	5-27.5
HERTIAGE CHRISTIAN	547,790	0	0	1,434,232	78,000	1,434,232	1,512,232	239,039	01/04	01/04	5-27.5
HPD WILLOWS-OROVILLE	4,587,415	0	0	5,505,280	410,000	5,505,280	5,915,280	525,421	10/03	07/04	5-27.5
JEFFERSON HOUSING	3,124,130	0	0	3,706,984	548,406	3,706,984	4,255,390	59,742	07/05	03/05	5-27.5
KINGS PT INV GROUP	2,458,219	250,000	3,083,509	0	250,000	3,083,509	3,333,509	239,829	12/03	08/03	5-27.5
LAKEVIEW STATION	803,183	210,300	2,260,747	0	210,300	2,260,747	2,471,047	148,122	09/03	07/03	5-27.5
LAWERENCEVILLE I	718,929	0	0	1,657,832	70,000	1,657,832	1,727,832	156,558	08/04	07/03	5-27.5
LONDON VILLAGE	678,300	192,939	2,493,397	0	192,939	2,493,397	2,686,336	17,300	09/05	04/05	5-27.5
LONE TERRACE	1,273,746	23,500	1,394,608	401,977	23,500	1,796,585	1,820,085	107,722	01/04	07/03	40
LORIE VILLAGE	953,982	194,500	2,117,390	0	194,500	2,117,390	2,311,890	125,525	11/03	07/03	5-27.5

Boston Capital Tax Credit Fund IV LP — Series 45
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

MILL RACE	1,049,011	56,471	1,337,935	0	56,471	1,337,935	1,394,406	102,505	12/03	07/03	40
NEW SHINNSTON	1,042,159	66,000	1,844,077	0	66,000	1,844,077	1,910,077	217,214	12/03	10/03	5-27.5
RESSE I	1,703,379	0	0	2,790,893	61,500	2,790,893	2,852,393	276,709	11/04	04/05	5-27.5
RIDGECREST APTS	3,984,921	78,000	1,831,000	4,735,106	78,000	6,566,106	6,644,106	322,078	09/04	08/03	5-27.5
SULPHER TERRACE	1,246,146	26,000	1,380,305	330,486	26,000	1,710,791	1,736,791	102,688	01/04	07/03	40
UNIVERSITY PLAZA	1,154,853	110,000	1,321,466	0	110,000	1,321,466	1,431,466	111,785	09/03	07/03	5-27.5
VALLEYVIEW	443,056	24,000	1,129,533	0	24,000	1,129,533	1,153,533	41,988	12/04	12/05	5-27.5

	65,675,942	6,109,225	63,826,405	41,956,064	7,142,394	105,782,469	112,924,863	9,545,308

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 45
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/03		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	60,708,544
Improvements, etc	0
Other	0

		$60,708,544
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$60,708,544
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	12,152,201
Improvements, etc	9,942,198
Other	0

		$22,094,399
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$82,802,943
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	6,223,419
Improvements, etc	23,898,501
Other	0

		$30,121,920
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$112,924,863

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 45 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/03		$0
Current year expense	$3,257,334

Balance at close of period — 3/31/04		$3,257,334
Current year expense	$2,795,105

Balance at close of period — 3/31/05		$6,052,439
Current year expense	$3,492,869

Balance at close of period — 3/31/06		$9,545,308

Boston Capital Tax Credit Fund IV LP — Series 46
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

AGENT KENNSINGTON	4,859,914	415,000	4,089,304	3,653,454	415,000	7,742,758	8,157,758	348,807	10/04	10/03	5-27.5
CLAYTON STATION	815,579	90,000	2,103,500	0	90,000	2,103,500	2,193,500	73,594	09/04	04/04	5-27.5
DEER MEADOW	1,236,605	53,000	1,611,345	0	53,000	1,611,345	1,664,345	103,602	03/04	02/04	5-27.5
ELMA GARDENS	1,291,674	96,920	1,944,396	95,367	96,920	2,039,763	2,136,683	100,852	01/04	6/04	5-27.5
JACKSONVILLE SQ	1,122,662	80,000	1,222,114	590,582	80,000	1,812,696	1,892,696	131,087	07/04	11/03	5-27.5
KIMBERLY DANBURY	7,658,525	666,688	6,861,750	2,093,551	618,674	8,955,301	9,573,975	223,807	04/05	6/04	5-40
LINDEN SHAWNEE	1,198,250	0	0	0	0	0	0	0	02/06	10/05	N/A
OCEAN EAST OF PORTLAND	1,518,750	308,297	1,878,299	3,053,480	308,297	4,931,779	5,240,076	160,709	06/05	02/04	5-27.5
PANOLA HOUSING	800,064	15,000	798,281	509,732	15,000	1,308,013	1,323,013	98,819	04/04	12/03	5-27.5
ROSEHILL OF TOPEKA	2,428,205	220,324	0	5,778,178	180,000	5,778,178	5,958,178	196,779	09/04	12/03	5-27.5
SANDY HILL	610,417	115,159	2,340,164	0	115,159	2,340,164	2,455,323	82,187	10/04	10/04	5-27.5
SAINT MARTIN	748,957	60,643	0	0	60,643	0	60,643	0	03/06	08/05	N/A
TANGLEWOOD	1,194,183	42,000	1,629,038	0	42,000	1,629,038	1,671,038	99,133	05/04	05/04	5-27.5
WAGONER VILLAGE	988,907	24,000	1,448,397	0	24,000	1,448,397	1,472,397	84,103	01/04	01/04	5-27.5

	26,472,692	2,187,031	25,926,588	15,774,344	2,098,693	41,700,932	43,799,625	1,703,479

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
U/C-Property was under construction as of March 31, 2006
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 46
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/03		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	6,840,023
Improvements, etc	0
Other	0

		$6,840,023
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$6,840,023
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	21,212,953
Improvements, etc	10,487,799
Other	0

		$31,700,752
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$38,540,775
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	60,643
Improvements, etc	5,198,207
Other	0

		$5,258,850
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$43,799,625

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 46 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/03		$0
Current year expense	$67,664

Balance at close of period — 3/31/04		$67,664
Current year expense	$526,875

Balance at close of period — 3/31/05		$594,539
Current year expense	$1,108,940

Balance at close of period — 3/31/06		$1,703,479