Form 10-K, Exhibit 13
period 2007-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2007-07-16
CIK 913778

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT
BOSTON CAPITAL TAX CREDIT FUND IV L.P. -
SERIES 20 THROUGH SERIES 46
MARCH 31, 2007 AND 2006

Boston Capital Tax Credit Fund IV L.P. -
Series 20 through Series 46
Schedules not listed are omitted because of the absence of the conditions under which they are required or the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners of
Boston Capital Tax Credit Fund IV L.P.
     We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund IV L.P. — Series 20 through Series 46, in total and for each series, as of March 31, 2007 and 2006, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2007. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain operating limited partnerships which investments represent $20,580,822 and $27,140,727 of the total partnership assets as of March 31, 2007 and 2006, respectively, and $(2,719,885), $(3,347,049) and $(4,087,305), of the total partnership income (loss) for the years ended March 31, 2007, 2006 and 2005, respectively; of the assets for Series 20 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the income (loss) for Series 20 for the years ended March 31, 2007, 2006 and 2005, $0, $0 and $0, respectively; of the assets for Series 21 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the income (loss) for Series 21 for the years ended March 31, 2007, 2006 and 2005, $0, $(58,380) and $0, respectively; of the assets for Series 22 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the income (loss) for Series 22 for the years ended March 31, 2007, 2006 and 2005, $0, $0 and $0, respectively; of the assets for Series 23 as of March 31, 2007 and 2006, $0 and $148,186, respectively, and of the income (loss) for Series 23 for the years ended March 31, 2007, 2006 and 2005, $(115,932), $(157,710) and $(115,397), respectively; of the assets for Series 24 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the income (loss) for Series 24 for the years ended March 31, 2007, 2006 and 2005, $0, $0 and $(13,481), respectively; of the assets for Series 25 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the income (loss) for Series 25 for the years ended March 31, 2007, 2006 and 2005, $0, $0 and $0, respectively; of the assets for Series 26 as of March 31, 2007 and 2006, $1,432,713 and $2,883,176, respectively, and of the income (loss) for Series 26 for the years ended March 31, 2007, 2006 and 2005, $(405,683), $(366,860) and $(388,430), respectively; of the assets for Series 27 as of March 31, 2007 and 2006, $269,430 and $751,237, respectively, and of the income (loss) for Series 27 for the years ended March 31, 2007, 2006 and 2005, $(23,260), $(33,743) and $(63,566), respectively; of the assets for Series 28 as of March 31, 2007 and 2006, $402,756 and $709,658, respectively, and of the income (loss) for Series 28 for the years ended March 31, 2007, 2006 and 2005, $(152,359), $(172,541) and $(192,265), respectively; of the assets for Series 29 as of March 31, 2007 and 2006, $1,204,055 and $1,807,477, respectively, and of the income (loss) for Series 29 for the years ended March

31, 2007, 2006 and 2005, $(260,155), $(273,306) and $(323,103), respectively; of the assets for Series 30 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the income (loss) for Series 30 for the years ended March 31, 2007, 2006 and 2005, $0, $0 and $0, respectively; of the assets for Series 31 as of March 31, 2007 and 2006, $0 and $993,571, respectively, and of the income (loss) for Series 31 for the years ended March 31, 2007, 2006 and 2005, $0 and $(421,738) and $(276,374), respectively; of the assets for Series 32 as of March 31, 2007 and 2006, $1,030,431 and $1,568,323, respectively, and of the income (loss) for Series 32 for the years ended March 31, 2007, 2006 and 2005, $(207,592), $(222,188) and $(286,229), respectively; of the assets for Series 33 as of March 31, 2007 and 2006, $989,273 and $3,560,470, respectively, and of the income (loss) for Series 33 for the years ended March 31, 2007, 2006 and 2005, $(142,879), $(297,919) and $(321,213), respectively; of the assets for Series 34 as of March 31, 2007 and 2006, $726,785 and $0, respectively, and of the income (loss) for Series 34 for the years ended March 31, 2007, 2006 and 2005, $(80,426), $0 and $0, respectively; of the assets for Series 35 as of March 31, 2007 and 2006, $1,135,340 and $1,099,678, respectively, and of the income (loss) for Series 35 for the years ended March 31, 2007, 2006 and 2005, $(107,388), $(70,525) and $(73,476), respectively; of the assets for Series 36 as of March 31, 2007 and 2006, $1,149,300 and $1,637,975, respectively, and of the income (loss) for Series 36 for the years ended March 31, 2007, 2006 and 2005, $(165,678), $(102,197) and $(117,916), respectively; of the assets for Series 37 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the income (loss) for Series 37 for the years ended March 31, 2007, 2006 and 2005, $0, $0 and $0, respectively; of the assets for Series 38 as of March 31, 2007 and 2006, $2,686,547 and $3,143,139, respectively, and of the income (loss) for Series 38 for the years ended March 31, 2007, 2006 and 2005, $(115,177), $(115,927) and $(213,745), respectively; of the assets for Series 39 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the income (loss) for Series 39 for the years ended March 31, 2007, 2006 and 2005, $0, $0 and $0, respectively; of the assets for Series 40 as of March 31, 2007 and 2006, $1,324,240 and $1,483,790, respectively, and of the income (loss) for Series 40 for the years ended March 31, 2007, 2006 and 2005, $(67,138), $(61,088) and $(101,466), respectively; of the assets for Series 41 as of March 31, 2007 and 2006, $2,354,578 and $1,730,580, respectively, and of the income (loss) for Series 41 for the years ended March 31, 2007, 2006 and 2005, $(272,547), $(78,551) and $(69,252), respectively; of the assets for Series 42 as of March 31, 2007 and 2006, $1,803,991 and $1,052,348, respectively, and of the income (loss) for Series 42 for the years ended March 31, 2007, 2006 and 2005, $(244,117), $(82,141) and $(91,300), respectively; of the assets for Series 43 as of March 31, 2007 and 2006, $1,381,759 and $0, respectively, and of the income (loss) for Series 43 for the years ended March 31, 2007, 2006 and 2005, $(228,602), $(249,569) and $(619,743), respectively; of the assets for Series 44 as of March 31, 2007 and 2006, $1,365,021 and $1,419,075, respectively, and of the income (loss) for Series 44 for the years ended March 31, 2007, 2006 and 2005, $(54,054), $(355,007) and $(820,349), respectively; of the assets for Series 45 as of March 31, 2007 and 2006, $1,324,653 and $152,193, respectively, and of the (income) loss for Series 45 for years ended March 31, 2007, 2006 and 2005, $(76,898), $(27,244) and $0, respectively; and of the assets for Series 46 as of March 31, 2007 and 2006, $0 and $2,999,851, respectively, and of the income (loss) for Series 46 for the years ended March 31, 2007, 2006 and 2005, $0, $(200,415) and $0, respectively. Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.

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
     In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund IV L.P. – Series 20 through Series 46, in total and for each series, as of March 31, 2007 and 2006, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2007 in conformity with accounting principles generally accepted in the United States of America.
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
/s/ Reznick Group, P.C.
REZNICK GROUP, P.C.
Bethesda, Maryland
July 16, 2007

EXHIBIT 13
Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS
March 31, 2007 and 2006

	Total
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$248,123,270	$307,258,793

OTHER ASSETS
Cash and cash equivalents	9,316,159	11,837,413
Investments available-for-sale	—	2,556,017
Notes receivable	2,192,642	2,714,233
Deferred acquisition costs, net of accumulated amortization	32,665,026	34,090,520
Other assets	2,049,750	2,044,932

	$294,346,847	$360,501,908

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$59,982	$61,961
Accounts payable — affiliates	35,177,388	30,288,894
Capital contributions payable	5,511,885	7,887,559

	40,749,255	38,238,414

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 at March 31, 2007 and 2006 issued and outstanding	258,227,835	326,207,079
General partner	(4,630,243)	(3,943,585)
Accumulated other comprehensive income (loss)	—	—

	253,597,592	322,263,494

	$294,346,847	$360,501,908

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 20
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$466,647	$1,039,598

OTHER ASSETS
Cash and cash equivalents	241,848	802,957
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	69,658	73,230
Other assets	22,066	43,325

	$800,219	$1,959,110

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	2,644,688	2,973,288
Capital contributions payable	—	—

	2,644,688	2,973,288

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 at March 31, 2007 and 2006 issued and outstanding	(1,517,773)	(695,785)
General partner	(326,696)	(318,393)
Accumulated other comprehensive income (loss)	—	—

	(1,844,469)	(1,014,178)

	$800,219	$1,959,110

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 21
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$338,536	$507,276

OTHER ASSETS
Cash and cash equivalents	12,391	60,403
Investments available-for-sale	—	—
Notes receivable	236,476	236,476
Deferred acquisition costs, net of accumulated amortization	38,100	40,054
Other assets	280,232	280,232

	$905,735	$1,124,441

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	1,528,290	1,279,550
Capital contributions payable	236,479	236,479

	1,764,769	1,516,029

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 at March 31, 2007 and 2006 issued and outstanding	(688,492)	(225,720)
General partner	(170,542)	(165,868)
Accumulated other comprehensive income (loss)	—	—

	(859,034)	(391,588)

	$905,735	$1,124,441

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 22
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$666,278	$1,125,992

OTHER ASSETS
Cash and cash equivalents	129,911	170,119
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	119,726	125,866
Other assets	5,437	5,437

	$921,352	$1,427,414

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	2,533,288	2,278,697
Capital contributions payable	18,770	20,270

	2,552,058	2,298,967

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 at March 31, 2007 and 2006 issued and outstanding	(1,395,317)	(643,756)
General partner	(235,389)	(227,797)
Accumulated other comprehensive income (loss)	—	—

	(1,630,706)	(871,553)

	$921,352	$1,427,414

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 23
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$736,069	$2,647,858

OTHER ASSETS
Cash and cash equivalents	64,648	84,479
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	178,049	187,180
Other assets	6,135	6,135

	$984,901	$2,925,652

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	2,044,822	1,795,005
Capital contributions payable	—	—

	2,044,822	1,795,005

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 at March 31, 2007 and 2006 issued and outstanding	(764,475)	1,404,187
General partner	(295,446)	(273,540)
Accumulated other comprehensive income (loss)	—	—

	(1,059,921)	1,130,647

	$984,901	$2,925,652

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 24
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$503,037	$1,590,415

OTHER ASSETS
Cash and cash equivalents	164,634	172,640
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	198,990	209,194
Other assets	201,640	201,640

	$1,068,301	$2,173,889

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$678	$678
Accounts payable — affiliates	2,027,420	1,799,684
Capital contributions payable	9,999	9,999

	2,038,097	1,810,361

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 at March 31, 2007 and 2006 issued and outstanding	(774,800)	545,191
General partner	(194,996)	(181,663)
Accumulated other comprehensive income (loss)	—	—

	(969,796)	363,528

	$1,068,301	$2,173,889

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 25
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$2,936,860	$7,307,685

OTHER ASSETS
Cash and cash equivalents	249,177	263,159
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	199,841	210,089
Other assets	40,320	40,320

	$3,426,198	$7,821,253

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$978	$978
Accounts payable — affiliates	1,814,086	1,606,410
Capital contributions payable	61,733	61,733

	1,876,797	1,669,121

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 at March 31, 2007 and 2006 issued and outstanding	1,791,351	6,348,055
General partner	(241,950)	(195,923)
Accumulated other comprehensive income (loss)	—	—

	1,549,401	6,152,132

	$3,426,198	$7,821,253

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 26
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$6,753,914	$10,433,834

OTHER ASSETS
Cash and cash equivalents	218,953	285,372
Investments available-for-sale	—	—
Notes receivable	129,062	129,062
Deferred acquisition costs, net of accumulated amortization	354,981	371,885
Other assets	28,478	28,478

	$7,485,388	$11,248,631

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$90	$90
Accounts payable — affiliates	3,095,080	2,760,320
Capital contributions payable	29,490	29,490

	3,124,660	2,789,900

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 at March 31, 2007 and 2006 issued and outstanding	4,657,374	8,714,397
General partner	(296,646)	(255,666)
	—	—

	4,360,728	8,458,731

	$7,485,388	$11,248,631

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 27
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$7,447,478	$9,322,441

OTHER ASSETS
Cash and cash equivalents	100,228	116,714
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	291,461	306,408
Other assets	104,014	104,014

	$7,943,181	$9,849,577

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	2,309,225	1,985,723
Capital contributions payable	39,749	39,749

	2,348,974	2,025,472

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 at March 31, 2007 and 2006 issued and outstanding	5,744,712	7,952,311
General partner	(150,505)	(128,206)
Accumulated other comprehensive income (loss)	—	—

	5,594,207	7,824,105

	$7,943,181	$9,849,577

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 28
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$8,669,887	$14,091,283

OTHER ASSETS
Cash and cash equivalents	256,644	433,154
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	64,362	67,662
Other assets	2,595	2,595

	$8,993,488	$14,594,694

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	318,232	159,116
Capital contributions payable	40,968	40,968

	359,200	200,084

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 at March 31, 2007 and 2006 issued and outstanding	8,891,693	14,594,412
General partner	(257,405)	(199,802)
Accumulated other comprehensive income (loss)	—	—

	8,634,288	14,394,610

	$8,993,488	$14,594,694

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 29
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$6,221,809	$10,142,930

OTHER ASSETS
Cash and cash equivalents	194,755	134,976
Investments available-for-sale	—	134,706
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	64,520	67,831
Other assets	573	573

	$6,481,657	$10,481,016

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	1,559,717	1,261,737
Capital contributions payable	45,783	45,783

	1,605,500	1,307,520

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 at March 31, 2007 and 2006 issued and outstanding	5,166,042	9,420,408
General partner	(289,885)	(246,912)
Accumulated other comprehensive income (loss)	—	—

	4,876,157	9,173,496

	$6,481,657	$10,481,016

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 30
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$5,755,599	$8,375,824

OTHER ASSETS
Cash and cash equivalents	291,351	412,161
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	414,109	435,347
Other assets	23,174	—

	$6,484,233	$9,223,332

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$21,503	$—
Accounts payable — affiliates	729,791	626,247
Capital contributions payable	127,396	127,396

	878,690	753,643

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 at March 31, 2007 and 2006 issued and outstanding	5,776,544	8,612,049
General partner	(171,001)	(142,360)
Accumulated other comprehensive income (loss)	—	—

	5,605,543	8,469,689

	$6,484,233	$9,223,332

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 31
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$9,108,735	$12,900,025

OTHER ASSETS
Cash and cash equivalents	118,708	128,337
Investments available-for-sale	—	—
Notes receivable	570,454	570,454
Deferred acquisition costs, net of accumulated amortization	—	—
Other assets	134,137	134,137

	$9,932,034	$13,732,953

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	1,069,943	662,400
Capital contributions payable	611,150	611,150

	1,681,093	1,273,550

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 at March 31, 2007 and 2006 issued and outstanding	8,547,691	12,714,068
General partner	(296,750)	(254,665)
Accumulated other comprehensive income (loss)	—	—

	8,250,941	12,459,403

	$9,932,034	$13,732,953

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 32
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$12,004,644	$17,553,871

OTHER ASSETS
Cash and cash equivalents	305,931	386,782
Investments available-for-sale	—	—
Notes receivable	46,908	46,908
Deferred acquisition costs, net of accumulated amortization	592,876	623,273
Other assets	133,638	312,486

	$13,083,997	$18,923,320

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	1,573,738	1,292,198
Capital contributions payable	298,561	484,756

	1,872,299	1,776,954

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 at March 31, 2007 and 2006 issued and outstanding	11,505,942	17,381,263
General partner	(294,244)	(234,897)
Accumulated other comprehensive income (loss)	—	—

	11,211,698	17,146,366

	$13,083,997	$18,923,320

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 33
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$7,872,995	$10,309,424

OTHER ASSETS
Cash and cash equivalents	189,375	197,136
Investments available-for-sale	—	—
Notes receivable	—	32,300
Deferred acquisition costs, net of accumulated amortization	531,953	559,233
Other assets	125,000	125,000

	$8,719,323	$11,223,093

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	939,258	815,294
Capital contributions payable	194,154	194,154

	1,133,412	1,009,448

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 at March 31, 2007 and 2006 issued and outstanding	7,735,832	10,337,289
General partner	(149,921)	(123,644)
Accumulated other comprehensive income (loss)	—	—

	7,585,911	10,213,645

	$8,719,323	$11,223,093

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 34
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$10,044,251	$13,515,476

OTHER ASSETS
Cash and cash equivalents	83,640	124,985
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	845,405	888,761
Other assets	—	—

	$10,973,296	$14,529,222

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	1,778,557	1,476,583
Capital contributions payable	8,244	8,244

	1,786,801	1,484,827

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 at March 31, 2007 and 2006 issued and outstanding	9,395,021	13,214,342
General partner	(208,526)	(169,947)
Accumulated other comprehensive income (loss)	—	—

	9,186,495	13,044,395

	$10,973,296	$14,529,222

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 35
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$12,312,793	$14,288,223

OTHER ASSETS
Cash and cash equivalents	351,387	481,041
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	2,395,790	2,518,655
Other assets	14,109	14,109

	$15,074,079	$17,302,028

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	750,262	611,902
Capital contributions payable	163,782	163,782

	914,044	775,684

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 at March 31, 2007 and 2006 issued and outstanding	14,300,459	16,643,105
General partner	(140,424)	(116,761)
Accumulated other comprehensive income (loss)	—	—

	14,160,035	16,526,344

	$15,074,079	$17,302,028

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 36
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$7,598,987	$9,558,174

OTHER ASSETS
Cash and cash equivalents	91,246	79,450
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	1,645,027	1,729,387
Other assets	3,061	3,061

	$9,338,321	$11,370,072

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	1,170,048	993,893
Capital contributions payable	—	—

	1,170,048	993,893

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,837 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,837 at March 31, 2007 and 2006 issued and outstanding	8,265,254	10,451,081
General partner	(96,981)	(74,902)
Accumulated other comprehensive income (loss)	—	—

	8,168,273	10,376,179

	$9,338,321	$11,370,072

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 37
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$10,765,794	$11,987,598

OTHER ASSETS
Cash and cash equivalents	309,615	268,593
Investments available-for-sale	—	—
Notes receivable	—	67,239
Deferred acquisition costs, net of accumulated amortization	1,844,907	1,934,893
Other assets	81,235	81,235

	$13,001,551	$14,339,558

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	863,099	723,235
Capital contributions payable	138,438	138,438

	1,001,537	861,673

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 at March 31, 2007 and 2006 issued and outstanding	12,095,577	13,558,669
General partner	(95,563)	(80,784)
Accumulated other comprehensive income (loss)	—	—

	12,000,014	13,477,885

	$13,001,551	$14,339,558

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 38
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$11,563,324	$12,865,213

OTHER ASSETS
Cash and cash equivalents	205,640	193,474
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	2,109,826	2,205,726
Other assets	4,875	4,875

	$13,883,665	$15,269,288

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	910,223	784,873
Capital contributions payable	—	—

	910,223	784,873

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 at March 31, 2007 and 2006 issued and outstanding	13,061,992	14,557,855
General partner	(88,550)	(73,440)
Accumulated other comprehensive income (loss)	—	—

	12,973,442	14,484,415

	$13,883,665	$15,269,288

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 39
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$10,148,743	$11,473,299

OTHER ASSETS
Cash and cash equivalents	274,404	368,313
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	1,953,164	2,040,945
Other assets	—	—

	$12,376,311	$13,882,557

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	815,299	782,919
Capital contributions payable	—	—

	815,299	782,919

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,152 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,152 at March 31, 2007 and 2006 issued and outstanding	11,641,843	13,165,083
General partner	(80,831)	(65,445)
Accumulated other comprehensive income (loss)	—	—

	11,561,012	13,099,638

	$12,376,311	$13,882,557

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 40
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$12,803,828	$14,641,314

OTHER ASSETS
Cash and cash equivalents	177,375	216,126
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	2,385,342	2,487,742
Other assets	9,873	37,381

	$15,376,418	$17,382,563

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$36,733	$36,733
Accounts payable — affiliates	1,366,333	1,194,877
Capital contributions payable	8,694	8,694

	1,411,760	1,240,304

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 at March 31, 2007 and 2006 issued and outstanding	14,049,954	16,205,779
General partner	(85,296)	(63,520)
Accumulated other comprehensive income (loss)	—	—

	13,964,658	16,142,259

	$15,376,418	$17,382,563

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 41
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$10,559,816	$12,365,495

OTHER ASSETS
Cash and cash equivalents	18,375	83,998
Investments available-for-sale	—	—
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	2,599,465	2,714,999
Other assets	1,217	18,034

	$13,178,873	$15,182,526

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$16,522
Accounts payable — affiliates	1,648,665	1,266,487
Capital contributions payable	100	80,566

	1,648,765	1,363,575

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 at March 31, 2007 and 2006 issued and outstanding	11,663,976	13,929,931
General partner	(133,868)	(110,980)
Accumulated other comprehensive income (loss)	—	—

	11,530,108	13,818,951

	$13,178,873	$15,182,526

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 42
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$14,051,858	$15,197,400

OTHER ASSETS
Cash and cash equivalents	460,921	971,373
Investments available-for-sale	—	—
Notes receivable	614,966	494,442
Deferred acquisition costs, net of accumulated amortization	2,681,279	2,772,969
Other assets	67,969	67,969

	$17,876,993	$19,504,153

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	822,501	547,004
Capital contributions payable	713,474	613,343

	1,535,975	1,160,347

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 at March 31, 2007 and 2006 issued and outstanding	16,418,546	18,401,306
General partner	(77,528)	(57,500)
Accumulated other comprehensive income (loss)	—	—

	16,341,018	18,343,806

	$17,876,993	$19,504,153

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 43
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$18,822,633	$19,990,185

OTHER ASSETS
Cash and cash equivalents	596,017	189,255
Investments available-for-sale	—	—
Notes receivable	186,626	837,352
Deferred acquisition costs, net of accumulated amortization	3,486,617	3,622,795
Other assets	95,289	261,996

	$23,187,182	$24,901,583

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	692,250	611,452
Capital contributions payable	490,522	399,811

	1,182,772	1,011,263

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 at March 31, 2007 and 2006 issued and outstanding	22,105,888	23,972,939
General partner	(101,478)	(82,619)
Accumulated other comprehensive income (loss)	—	—

	22,004,410	23,890,320

	$23,187,182	$24,901,583

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 44
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$15,062,451	$16,680,157

OTHER ASSETS
Cash and cash equivalents	832,233	1,356,192
Investments available-for-sale	—	228,762
Notes receivable	108,150	—
Deferred acquisition costs, net of accumulated amortization	2,465,748	2,567,428
Other assets	197,058	—

	$18,665,640	$20,832,539

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	59,701	—
Capital contributions payable	781,022	1,014,622

	840,723	1,014,622

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,193 at March 31, 2007 and 2006 issued and outstanding	17,884,116	19,857,186
General partner	(59,199)	(39,269)
Accumulated other comprehensive income (loss)	—	—

	17,824,917	19,817,917

	$18,665,640	$20,832,539

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 45
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$25,143,982	$26,768,832

OTHER ASSETS
Cash and cash equivalents	1,404,092	1,167,018
Investments available-for-sale	—	1,046,688
Notes receivable	300,000	300,000
Deferred acquisition costs, net of accumulated amortization	2,959,575	3,081,642
Other assets	267,625	267,543

	$30,075,274	$32,631,723

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$6,960
Accounts payable — affiliates	67,737	—
Capital contributions payable	902,834	1,437,480

	970,571	1,444,440

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 at March 31, 2007 and 2006 issued and outstanding	29,167,318	31,229,072
General partner	(62,615)	(41,789)
Accumulated other comprehensive income (loss)	—	—

	29,104,703	31,187,283

	$30,075,274	$32,631,723

(continued)

Boston Capital Tax Credit Fund IV L.P.
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 46
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$19,762,322	$20,578,971

OTHER ASSETS
Cash and cash equivalents	1,972,660	2,689,206
Investments available-for-sale	—	1,145,861
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	2,174,255	2,247,326
Other assets	200,000	4,357

	$24,109,237	$26,665,721

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	45,135	—
Capital contributions payable	590,543	2,120,652

	635,678	2,120,652

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 at March 31, 2007 and 2006 are issued and outstanding to the assignees	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 at March 31, 2007 and 2006 issued and outstanding	23,501,567	24,562,362
General partner	(28,008)	(17,293)
Accumulated other comprehensive income (loss)	—	—

	23,473,559	24,545,069

	$24,109,237	$26,665,721

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS

	Total
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005

Income
Interest income	$467,512	$846,176	$1,134,798
Miscellaneous	120,970	118,170	20,737

	588,482	964,346	1,155,535

Share of losses from operating limited partnerships	(26,816,761)	(34,115,548)	(35,192,607)

Expenses
Fund management fee	6,438,508	6,379,237	6,057,625
Amortization	1,609,264	1,611,443	1,579,759
General and administrative expenses	1,034,703	1,030,769	1,243,049
Professional fees	1,173,643	919,916	770,268
Impairment loss	32,181,505	44,533,629	36,127,368

	42,437,623	54,474,994	45,778,069

NET LOSS	$(68,665,902)	$(87,626,196)	$(79,815,141)

Net loss allocated to general partner	$(686,658)	$(876,261)	$(798,120)

Net loss allocated to assignees	$(67,979,244)	$(86,749,935)	$(79,017,021)

Net loss per BAC	$(0.81)	$(1.04)	$(0.94)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 20
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005

Income
Interest income	$10,465	$36,618	$9,144
Miscellaneous	5,570	11,528	7,423

	16,035	48,146	16,567

Share of losses from operating limited partnerships	(445,579)	(1,886,563)	(1,077,264)

Expenses
Fund management fee	294,700	301,020	326,734
Amortization	3,572	3,572	3,572
General and administrative expenses	50,157	46,299	28,836
Professional fees	52,318	54,417	35,811
Impairment loss	—	1,590,120	1,627,527

	400,747	1,995,428	2,022,480

NET LOSS	$(830,291)	$(3,833,845)	$(3,083,177)

Net loss allocated to general partner	$(8,303)	$(38,338)	$(30,832)

Net loss allocated to assignees	$(821,988)	$(3,795,507)	$(3,052,345)

Net loss per BAC	$(0.21)	$(0.98)	$(0.79)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 21
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005

Income
Interest income	$637	$300	$449
Miscellaneous	5,347	1,121	—

	5,984	1,421	449

Share of losses from operating limited partnerships	(167,814)	(260,852)	(409,199)

Expenses
Fund management fee	214,898	210,686	201,908
Amortization	1,954	1,954	1,954
General and administrative expenses	28,487	23,039	20,526
Professional fees	60,277	33,601	21,281
Impairment loss	—	27,960	322,225

	305,616	297,240	567,894

NET LOSS	$(467,446)	$(556,671)	$(976,644)

Net loss allocated to general partner	$(4,674)	$(5,567)	$(9,766)

Net loss allocated to assignees	$(462,772)	$(551,104)	$(966,878)

Net loss per BAC	$(0.24)	$(0.29)	$(0.51)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 22
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005

Income
Interest income	$3,411	$969	$1,067
Miscellaneous	22,412	6,408	2,913

	25,823	7,377	3,980

Share of losses from operating limited partnerships	(308,460)	(754,642)	(875,241)

Expenses
Fund management fee	240,422	227,053	233,948
Amortization	6,140	6,140	6,140
General and administrative expenses	36,373	28,027	24,205
Professional fees	52,027	36,578	26,889
Impairment loss	141,554	2,048,347	3,307,138

	476,516	2,346,145	3,598,320

NET LOSS	$(759,153)	$(3,093,410)	$(4,469,581)

Net loss allocated to general partner	$(7,592)	$(30,934)	$(44,696)

Net loss allocated to assignees	$(751,561)	$(3,062,476)	$(4,424,885)

Net loss per BAC	$(0.29)	$(1.19)	$(1.73)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 23
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005
Income
Interest income	$1,103	$413	$515
Miscellaneous	15,035	5,627	801

	16,138	6,040	1,316

Share of losses from operating limited partnerships	(585,653)	(1,317,421)	(1,406,027)

Expenses
Fund management fee	217,123	222,826	211,951
Amortization	9,131	9,131	9,131
General and administrative expenses	41,693	32,485	27,039
Professional fees	43,815	34,086	27,033
Impairment loss	1,309,291	4,988,341	4,045,618

	1,621,053	5,286,869	4,320,772

NET LOSS	$(2,190,568)	$(6,598,250)	$(5,725,483)

Net loss allocated to general partner	$(21,906)	$(65,983)	$(57,225)

Net loss allocated to assignees	$(2,168,662)	$(6,532,267)	$(5,668,258)

Net loss per BAC	$(0.65)	$(1.96)	$(1.70)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 24
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005
Income
Interest income	$2,655	$760	$841
Miscellaneous	1,905	5,683	—

	4,560	6,443	841

Share of losses from operating limited partnerships	(641,779)	(685,049)	(720,777)

Expenses
Fund management fee	210,240	201,884	196,009
Amortization	10,204	10,204	10,204
General and administrative expenses	30,698	30,946	21,792
Professional fees	45,935	32,845	26,550
Impairment loss	399,028	3,830,736	1,461,411

	696,105	4,106,615	1,715,966

NET LOSS	$(1,333,324)	$(4,785,221)	$(2,435,902)

Net loss allocated to general partner	$(13,333)	$(47,852)	$(24,359)

Net loss allocated to assignees	$(1,319,991)	$(4,737,369)	$(2,411,543)

Net loss per BAC	$(0.61)	$(2.18)	$(1.11)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 25
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005
Income
Interest income	$4,132	$5,579	$1,715
Miscellaneous	1,650	—	—

	5,782	5,579	1,715

Share of losses from operating limited
partnerships	(1,008,160)	(625,993)	(519,702)

Expenses
Fund management fee	240,848	251,343	120,242
Amortization	15,218	15,218	15,219
General and administrative expenses	38,400	29,851	25,392
Professional fees	46,240	46,574	36,481
Impairment loss	3,259,647	3,676,338	1,884,342

	3,600,353	4,019,324	2,081,676

NET LOSS	$(4,602,731)	$(4,639,738)	$(2,599,663)

Net loss allocated to general partner	$(46,027)	$(46,397)	$(25,997)

Net loss allocated to assignees	$(4,556,704)	$(4,593,341)	$(2,573,666)

Net loss per BAC	$(1.51)	$(1.52)	$(0.85)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 26
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005
Income
Interest income	$7,106	$2,763	$1,411
Miscellaneous	11,807	14,692	—

	18,913	17,455	1,411

Share of losses from operating limited partnerships	(1,131,044)	(1,084,371)	(1,270,160)

Expenses
Fund management fee	372,150	380,152	377,017
Amortization	16,904	16,904	16,904
General and administrative expenses	47,258	41,798	28,736
Professional fees	74,721	49,971	44,468
Impairment loss	2,474,839	5,606,490	3,887,714

	2,985,872	6,095,315	4,354,839

NET LOSS	$(4,098,003)	$(7,162,231)	$(5,623,588)

Net loss allocated to general partner	$(40,980)	$(71,622)	$(56,236)

Net loss allocated to assignees	$(4,057,023)	$(7,090,609)	$(5,567,352)

Net loss per BAC	$(1.02)	$(1.77)	$(1.39)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 27
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005

Income
Interest income	$1,528	$473	$530
Miscellaneous	1,650	2,413	108

	3,178	2,886	638

Share of losses from operating limited partnerships	(423,423)	(393,304)	(565,401)

Expenses
Fund management fee	285,298	286,490	288,234
Amortization	15,655	15,655	15,655
General and administrative expenses	30,910	24,132	21,317
Professional fees	34,453	27,659	21,412
Impairment loss	1,443,337	2,343,469	1,329,625

	1,809,653	2,697,405	1,676,243

NET LOSS	$(2,229,898)	$(3,087,823)	$(2,241,006)

Net loss allocated to general partner	$(22,299)	$(30,878)	$(22,410)

Net loss allocated to assignees	$(2,207,599)	$(3,056,945)	$(2,218,596)

Net loss per BAC	$(0.90)	$(1.24)	$(0.90)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 28
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005

Income
Interest income	$10,926	$10,646	$1,353
Miscellaneous	—	14,479	—

	10,926	25,125	1,353

Share of losses from operating limited partnerships	(911,687)	(1,142,646)	(1,561,585)

Expenses
Fund management fee	268,661	275,481	252,132
Amortization	3,300	3,300	3,300
General and administrative expenses	41,167	33,746	26,640
Professional fees	54,201	40,977	33,677
Impairment loss	4,492,232	4,412,044	2,671,850

	4,859,561	4,765,548	2,987,599

NET LOSS	$(5,760,322)	$(5,883,069)	$(4,547,831)

Net loss allocated to general partner	$(57,603)	$(58,831)	$(45,478)

Net loss allocated to assignees	$(5,702,719)	$(5,824,238)	$(4,502,353)

Net loss per BAC	$(1.43)	$(1.46)	$(1.13)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 29
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005

Income
Interest income	$12,023	$8,707	$6,655
Miscellaneous	3,900	7,240	6,092

	15,923	15,947	12,747

Share of losses from operating limited partnerships	(1,785,739)	(1,881,328)	(3,743,135)

Expenses
Fund management fee	302,643	303,202	293,594
Amortization	3,311	3,311	3,308
General and administrative expenses	43,608	34,746	31,933
Professional fees	43,779	37,592	29,034
Impairment loss	2,134,182	1,872,660	1,835,208

	2,527,523	2,251,511	2,193,077

NET LOSS	$(4,297,339)	$(4,116,892)	$(5,923,465)

Net loss allocated to general partner	$(42,973)	$(41,169)	$(59,235)

Net loss allocated to assignees	$(4,254,366)	$(4,075,723)	$(5,864,230)

Net loss per BAC	$(1.07)	$(1.02)	$(1.47)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 30
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005

Income
Interest income	$9,449	$3,025	$484
Miscellaneous	3,150	7,956	—

	12,599	10,981	484

Share of losses from operating limited partnerships	(789,792)	(3,527,900)	(1,318,364)

Expenses
Fund management fee	188,954	148,482	176,361
Amortization	21,238	21,238	21,234
General and administrative expenses	32,933	29,542	21,585
Professional fees	40,869	29,517	46,120
Impairment loss	1,802,959	574,897	1,535,995

	2,086,953	803,676	1,801,295

NET LOSS	$(2,864,146)	$(4,320,595)	$(3,119,175)

Net loss allocated to general partner	$(28,641)	$(43,206)	$(31,192)

Net loss allocated to assignees	$(2,835,505)	$(4,277,389)	$(3,087,983)

Net loss per BAC	$(1.07)	$(1.61)	$(1.16)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 31
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005
Income
Interest income	$1,397	$427	$1,054
Miscellaneous	5,100	—	3,100

	6,497	427	4,154

Share of losses from operating limited partnerships	(1,916,891)	(2,248,294)	(1,898,988)

Expenses
Fund management fee	339,066	339,299	322,288
Amortization	—	—	—
General and administrative expenses	41,833	31,780	26,961
Professional fees	48,872	41,722	26,856
Impairment loss	1,868,297	2,327,838	3,207,446

	2,298,068	2,740,639	3,583,551

NET LOSS	$(4,208,462)	$(4,988,506)	$(5,478,385)

Net loss allocated to general partner	$(42,085)	$(49,885)	$(54,784)

Net loss allocated to assignees	$(4,166,377)	$(4,938,621)	$(5,423,601)

Net loss per BAC	$(0.94)	$(1.12)	$(1.23)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 32
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005
Income
Interest income	$5,322	$8,004	$6,189
Miscellaneous	4,200	7,240	—

	9,522	15,244	6,189

Share of losses from operating limited partnerships	(2,320,869)	(2,053,847)	(2,039,619)

Expenses
Fund management fee	290,559	279,823	282,326
Amortization	36,724	36,724	36,723
General and administrative expenses	44,295	39,976	31,116
Professional fees	45,712	37,207	29,591
Impairment loss	3,206,031	3,301,990	3,092,662

	3,623,321	3,695,720	3,472,418

NET LOSS	$(5,934,668)	$(5,734,323)	$(5,505,848)

Net income (loss) allocated to general partner	$(59,347)	$(57,343)	$(55,058)

Net income (loss) allocated to assignees	$(5,875,321)	$(5,676,980)	$(5,450,790)

Net income (loss) per BAC	$(1.24)	$(1.19)	$(1.15)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 33
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005
Income
Interest income	$26,684	$1,669	$749
Miscellaneous	2,700	2,413	—

	29,384	4,082	749

Share of losses from operating limited partnerships	(808,982)	(888,471)	(900,536)

Expenses
Fund management fee	143,375	155,495	156,317
Amortization	27,280	27,280	27,277
General and administrative expenses	29,990	28,325	24,151
Professional fees	23,858	19,965	14,196
Impairment loss	1,623,633	2,867,117	777,932

	1,848,136	3,098,182	999,873

NET LOSS	$(2,627,734)	$(3,982,571)	$(1,899,660)

Net income (loss) allocated to general partner	$(26,277)	$(39,826)	$(18,997)

Net income (loss) allocated to assignees	$(2,601,457)	$(3,942,745)	$(1,880,663)

Net income (loss) per BAC	$(0.99)	$(1.50)	$(0.71)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 34
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005
Income
Interest income	$1,904	$608	$940
Miscellaneous	3,300	—	—

	5,204	608	940

Share of losses from operating limited partnerships	(1,745,646)	(1,897,930)	(2,003,128)

Expenses
Fund management fee	285,881	281,441	262,083
Amortization	43,938	43,938	43,938
General and administrative expenses	35,986	35,975	26,797
Professional fees	32,513	27,696	21,213
Impairment loss	1,719,140	827,013	2,354,965

	2,117,458	1,216,063	2,708,996

NET LOSS	$(3,857,900)	$(3,113,385)	$(4,711,184)

Net income (loss) allocated to general partner	$(38,579)	$(31,134)	$(47,112)

Net income (loss) allocated to assignees	$(3,819,321)	$(3,082,251)	$(4,664,072)

Net income (loss) per BAC	$(1.08)	$(0.87)	$(1.32)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 35
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005
Income
Interest income	$4,737	$3,613	$2,764
Miscellaneous	3,600	—	—

	8,337	3,613	2,764

Share of losses from operating limited partnerships	(624,396)	(1,153,704)	(1,202,299)

Expenses
Fund management fee	220,016	202,720	187,475
Amortization	129,235	129,235	129,231
General and administrative expenses	34,870	32,491	26,280
Professional fees	21,465	20,139	11,180
Impairment loss	1,344,664	1,094,311	890,742

	1,750,250	1,478,896	1,244,908

NET LOSS	$(2,366,309)	$(2,628,987)	$(2,444,443)

Net loss allocated to general partner	$(23,663)	$(26,290)	$(24,444)

Net loss allocated to assignees	$(2,342,646)	$(2,602,697)	$(2,419,999)

Net loss per BAC	$(0.71)	$(0.79)	$(0.73)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 36
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005
Income
Interest income	$3,102	$300	$300
Miscellaneous	—	4,826	150

	3,102	5,126	450

Share of losses from operating limited partnerships	(581,844)	(531,575)	(700,635)

Expenses
Fund management fee	136,026	142,770	143,599
Amortization	88,462	88,462	88,462
General and administrative expenses	26,092	27,766	22,162
Professional fees	23,298	19,623	15,422
Impairment loss	1,355,286	300,681	420,059

	1,629,164	579,302	689,704

NET LOSS	$(2,207,906)	$(1,105,751)	$(1,389,889)

Net loss allocated to general partner	$(22,079)	$(11,058)	$(13,899)

Net loss allocated to assignees	$(2,185,827)	$(1,094,693)	$(1,375,990)

Net loss per BAC	$(1.04)	$(0.52)	$(0.65)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 37
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005
Income
Interest income	$54,300	$5,043	$1,280
Miscellaneous	2,250	—	—

	56,550	5,043	1,280

Share of losses from operating limited partnerships	(1,082,174)	(1,187,252)	(666,386)

Expenses
Fund management fee	186,346	186,328	190,934
Amortization	94,821	94,821	94,821
General and administrative expenses	31,666	29,348	24,042
Professional fees	21,114	23,882	15,371
Impairment loss	118,300	686,851	606,030

	452,247	1,021,230	931,198

NET LOSS	$(1,477,871)	$(2,203,439)	$(1,596,304)

Net loss allocated to general partner	$(14,779)	$(22,034)	$(15,963)

Net loss allocated to assignees	$(1,463,092)	$(2,181,405)	$(1,580,341)

Net loss per BAC	$(0.58)	$(0.87)	$(0.63)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 38
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005
Income
Interest income	$4,662	$1,666	$623
Miscellaneous	2,700	4,826	—

	7,362	6,492	623

Share of losses from operating limited partnerships	(520,255)	(774,100)	(875,622)

Expenses
Fund management fee	126,335	149,225	132,796
Amortization	98,911	98,911	98,912
General and administrative expenses	33,701	29,375	24,739
Professional fees	25,966	24,698	16,853
Impairment loss	713,167	635,308	398,536

	998,080	937,517	671,836

NET LOSS	$(1,510,973)	$(1,705,125)	$(1,546,835)

Net loss allocated to general partner	$(15,110)	$(17,051)	$(15,468)

Net loss allocated to assignees	$(1,495,863)	$(1,688,074)	$(1,531,367)

Net loss per BAC	$(0.59)	$(0.66)	$(0.60)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 39
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005

Income
Interest income	$5,008	$6,763	$696
Miscellaneous	2,250	4,826	—

	7,258	11,589	696

Share of losses from operating limited partnerships	(658,296)	(825,588)	(856,990)

Expenses
Fund management fee	116,080	114,829	121,300
Amortization	90,326	90,326	90,327
General and administrative expenses	30,556	27,613	23,260
Professional fees	31,279	27,572	19,518
Impairment loss	619,347	143,969	205,047

	887,588	404,309	459,452

NET LOSS	$(1,538,626)	$(1,218,308)	$(1,315,746)

Net loss allocated to general partner	$(15,386)	$(12,183)	$(13,157)

Net loss allocated to assignees	$(1,523,240)	$(1,206,125)	$(1,302,589)

Net loss per BAC	$(0.66)	$(0.53)	$(0.57)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 40
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005

Income
Interest income	$6,303	$3,640	$90
Miscellaneous	1,200	7,240	—

	7,503	10,880	90

Share of losses from operating limited partnerships	(923,278)	(882,871)	(924,404)

Expenses
Fund management fee	177,216	166,320	168,842
Amortization	113,731	113,731	113,730
General and administrative expenses	33,085	31,024	24,761
Professional fees	39,010	30,358	31,987
Impairment loss	898,784	496,245	265,296

	1,261,826	837,678	604,616

NET LOSS	$(2,177,601)	$(1,709,669)	$(1,528,930)

Net loss allocated to general partner	$(21,776)	$(17,097)	$(15,289)

Net loss allocated to assignees	$(2,155,825)	$(1,692,572)	$(1,513,641)

Net loss per BAC	$(0.82)	$(0.64)	$(0.58)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 41
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005

Income
Interest income	$789	$977	$4,390
Miscellaneous	6,844	4,826	150

	7,633	5,803	4,540

Share of losses from operating limited partnerships	(1,183,269)	(1,321,865)	(4,159,348)

Expenses
Fund management fee	233,023	236,861	243,637
Amortization	133,927	133,927	133,882
General and administrative expenses	52,783	40,137	26,648
Professional fees	94,380	32,287	24,432
Impairment loss	599,094	433,672	—

	1,113,207	876,884	428,599

NET LOSS	$(2,288,843)	$(2,192,946)	$(4,583,407)

Net loss allocated to general partner	$(22,888)	$(21,929)	$(45,834)

Net loss allocated to assignees	$(2,265,955)	$(2,171,017)	$(4,537,573)

Net loss per BAC	$(0.78)	$(0.75)	$(1.57)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 42
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005

Income
Interest income	$20,328	$23,280	$8,848
Miscellaneous	5,100	4,826	—

	25,428	28,106	8,848

Share of losses from operating limited partnerships	(1,160,548)	(1,212,526)	(1,150,391)

Expenses
Fund management fee	224,242	215,087	212,025
Amortization	116,526	116,222	115,498
General and administrative expenses	38,562	35,488	28,383
Professional fees	55,128	31,266	24,105
Impairment loss	433,210	211,556	—

	867,668	609,619	380,011

NET LOSS	$(2,002,788)	$(1,794,039)	$(1,521,554)

Net loss allocated to general partner	$(20,028)	$(17,940)	$(15,216)

Net loss allocated to assignees	$(1,982,760)	$(1,776,099)	$(1,506,338)

Net loss per BAC	$(0.72)	$(0.65)	$(0.55)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 43
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005
Income
Interest income	$22,487	$154,822	$77,015
Miscellaneous	4,950	—	—

	27,437	154,822	77,015

Share of losses from operating limited partnerships	(1,267,245)	(1,994,960)	(2,028,092)

Expenses
Fund management fee	289,158	276,894	271,099
Amortization	167,029	165,209	164,530
General and administrative expenses	52,341	41,524	71,451
Professional fees	49,834	38,861	35,785
Impairment loss	87,740	235,676	—

	646,102	758,164	542,865

NET LOSS	$(1,885,910)	$(2,598,302)	$(2,493,942)

Net loss allocated to general partner	$(18,859)	$(25,983)	$(24,939)

Net loss allocated to assignees	$(1,867,051)	$(2,572,319)	$(2,469,003)

Net loss per BAC	$(0.51)	$(0.71)	$(0.68)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 44
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005
Income
Interest income	$47,665	$163,688	$229,754
Miscellaneous	4,350	—	—

	52,015	163,688	229,754

Share of losses from operating limited partnerships	(1,605,918)	(1,001,516)	(866,297)

Expenses
Fund management fee	261,801	273,838	194,548
Amortization	113,014	123,592	101,629
General and administrative expenses	37,129	83,465	147,563
Professional fees	27,153	36,686	33,398
Impairment loss	—	—	—

	439,097	517,581	477,138

NET LOSS	$(1,993,000)	$(1,355,409)	$(1,113,681)

Net loss allocated to general partner	$(19,930)	$(13,554)	$(11,137)

Net loss allocated to assignees	$(1,973,070)	$(1,341,855)	$(1,102,544)

Net loss per BAC	$(0.73)	$(0.50)	$(0.41)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 45
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005
Income
Interest income	$86,131	$209,103	$521,517
Miscellaneous	—	—	—

	86,131	209,103	521,517

Share of losses from operating limited partnerships	(1,436,101)	(1,918,960)	(1,067,071)

Expenses
Fund management fee	343,798	331,068	281,588
Amortization	144,882	138,420	133,300
General and administrative expenses	49,399	87,385	287,083
Professional fees	56,788	53,079	67,210
Impairment loss	137,743	—	—

	732,610	609,952	769,181

NET LOSS	$(2,082,580)	$(2,319,809)	$(1,314,735)

Net loss allocated to general partner	$(20,826)	$(23,198)	$(13,147)

Net loss allocated to assignees	$(2,061,754)	$(2,296,611)	$(1,301,588)

Net loss per BAC	$(0.51)	$(0.57)	$(0.32)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF OPERATIONS — CONTINUED

	Series 46
	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2007	2006	2005
Income
Interest income	$113,258	$192,320	$254,425
Miscellaneous	—	—	—

	113,258	192,320	254,425

Share of losses from operating limited partnerships	(781,919)	(662,020)	(385,946)

Expenses
Fund management fee	229,649	218,620	208,638
Amortization	103,831	104,018	100,878
General and administrative expenses	40,731	74,486	149,651
Professional fees	28,638	31,058	34,395
Impairment loss	—	—	—

	402,849	428,182	493,562

NET LOSS	$(1,071,510)	$(897,882)	$(625,083)

Net loss allocated to general partner	$(10,715)	$(8,979)	$(6,251)

Net loss allocated to assignees	$(1,060,795)	$(888,903)	$(618,832)

Net loss per BAC	$(0.36)	$(0.30)	$(0.21)

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Total	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	492,272,914	(2,269,173)	33,800		490,037,541
Capital contributions	—	—	—		—
Selling commissions and registration costs refund	(2,262)	—	—		(2,262)
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(79,016,993)	(798,151)	—	$(79,815,144)	(79,815,144)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(160,919)	(160,919)	(160,919)

Total comprehensive income (loss)				$(79,976,063)

Partners’ capital (deficit), March 31, 2005	413,253,659	(3,067,324)	(127,119)		410,059,216
Selling commissions and registration costs refund, net	2,073,706	—	—		2,073,706
Distributions	(2,370,351)	—	—		(2,370,351)
Comprehensive income (loss)
Net income (loss)	(86,749,935)	(876,261)	—	$(87,626,196)	(87,626,196)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	127,119	127,119	127,119

Total comprehensive income (loss)				$(87,499,077)

Partners’ capital (deficit), March 31, 2006	$326,207,079	$(3,943,585)	$—		$322,263,494

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(67,979,244)	(686,658)	—	$(68,665,902)	(68,665,902)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(68,665,902)

Partners’ capital (deficit), March 31, 2007	$258,227,835	$(4,630,243)	$—		$253,597,592

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 20	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	8,383,420	(249,223)	—		8,134,197
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(3,052,345)	(30,832)	—	$(3,083,177)	(3,083,177)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,083,177)

Partners’ capital (deficit), March 31, 2005	5,331,075	(280,055)	—		5,051,020
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	(2,231,353)	—	—		(2,231,353)
Comprehensive income (loss)
Net income (loss)	(3,795,507)	(38,338)	—	$(3,833,845)	(3,833,845)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,833,845)

Partners’ capital (deficit), March 31, 2006	$(695,785)	$(318,393)	$—		$(1,014,178)

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(821,988)	(8,303)	—	$(830,291)	(830,291)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(830,291)

Partners’ capital (deficit), March 31, 2007	$(1,517,773)	$(326,696)	$—		$(1,844,469)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 21	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	1,292,262	(150,535)	—		1,141,727
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(966,878)	(9,766)	—	$(976,644)	(976,644)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(976,644)

Partners’ capital (deficit), March 31, 2005	325,384	(160,301)	—		165,083
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(551,104)	(5,567)	—	$(556,671)	(556,671)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(556,671)

Partners’ capital (deficit), March 31, 2006	$(225,720)	$(165,868)	$—		$(391,588)

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(462,772)	(4,674)	—	$(467,446)	(467,446)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(467,446)

Partners’ capital (deficit), March 31, 2007	$(688,492)	$(170,542)	$—		$(859,034)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 22	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	6,843,606	(152,167)	—		6,691,439
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(4,424,886)	(44,696)	—	$(4,469,582)	(4,469,582)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,469,582)

Partners’ capital (deficit), March 31, 2005	2,418,720	(196,863)	—		2,221,857
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(3,062,476)	(30,934)	—	$(3,093,410)	(3,093,410)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,093,410)

Partners’ capital (deficit), March 31, 2006	$(643,756)	$(227,797)	$—		$(871,553)

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(751,561)	(7,592)	—	$(759,153)	(759,153)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(759,153)

Partners’ capital (deficit), March 31, 2007	$(1,395,317)	$(235,389)	$—		$(1,630,706)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 23	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	13,604,682	(150,302)	—		13,454,380
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(5,668,228)	(57,255)	—	$(5,725,483)	(5,725,483)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(5,725,483)

Partners’ capital (deficit), March 31, 2005	7,936,454	(207,557)	—		7,728,897
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(6,532,267)	(65,983)	—	$(6,598,250)	(6,598,250)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(6,598,250)

Partners’ capital (deficit), March 31, 2006	$1,404,187	$(273,540)	$—		$1,130,647

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,168,662)	(21,906)	—	$(2,190,568)	(2,190,568)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,190,568)

Partners’ capital (deficit), March 31, 2007	$(764,475)	$(295,446)	$—		$(1,059,921)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 24	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	7,694,103	(109,452)	—		7,584,651
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,411,543)	(24,359)	—	$(2,435,902)	(2,435,902)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,435,902)

Partners’ capital (deficit), March 31, 2005	5,282,560	(133,811)	—		5,148,749
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(4,737,369)	(47,852)	—	$(4,785,221)	(4,785,221)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,785,221)

Partners’ capital (deficit), March 31, 2006	$545,191	$(181,663)	$—		$363,528

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,319,991)	(13,333)	—	$(1,333,324)	(1,333,324)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,333,324)

Partners’ capital (deficit), March 31, 2007	$(774,800)	$(194,996)	$—		$(969,796)

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 25	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	13,515,062	(123,529)	—		13,391,533
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,573,666)	(25,997)	—	$(2,599,663)	(2,599,663)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,599,663)

Partners’ capital (deficit), March 31, 2005	10,941,396	(149,526)	—		10,791,870
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(4,593,341)	(46,397)	—	$(4,639,738)	(4,639,738)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,639,738)

Partners’ capital (deficit), March 31, 2006	$6,348,055	$(195,923)	$—		$6,152,132

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(4,556,704)	(46,027)	—	$(4,602,731)	(4,602,731)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,602,731)

Partners’ capital (deficit), March 31, 2007	$1,791,351	$(241,950)	$—		$1,549,401

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 26	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	21,372,359	(127,808)	—		21,244,551
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(5,567,353)	(56,236)	—	$(5,623,589)	(5,623,589)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(5,623,589)

Partners’ capital (deficit), March 31, 2005	15,805,006	(184,044)	—		15,620,962
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(7,090,609)	(71,622)	—	$(7,162,231)	(7,162,231)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(7,162,231)

Partners’ capital (deficit), March 31, 2006	$8,714,397	$(255,666)	$—		$8,458,731

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(4,057,023)	(40,980)	—	$(4,098,003)	(4,098,003)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,098,003)

Partners’ capital (deficit), March 31, 2007	$4,657,374	$(296,646)	$—		$4,360,728

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 27	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	13,227,852	(74,918)	—		13,152,934
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,218,596)	(22,410)	—	$(2,241,006)	(2,241,006)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,241,006)

Partners’ capital (deficit), March 31, 2005	11,009,256	(97,328)	—		10,911,928
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(3,056,945)	(30,878)	—	$(3,087,823)	(3,087,823)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,087,823)

Partners’ capital (deficit), March 31, 2006	$7,952,311	$(128,206)	$—		$7,824,105

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,207,599)	(22,299)	—	$(2,229,898)	(2,229,898)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,229,898)

Partners’ capital (deficit), March 31, 2007	$5,744,712	$(150,505)	$—		$5,594,207

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 28	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	24,921,003	(95,493)	—		24,825,510
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(4,502,353)	(45,478)	—	$(4,547,831)	(4,547,831)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,547,831)

Partners’ capital (deficit), March 31, 2005	20,418,650	(140,971)	—		20,277,679
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(5,824,238)	(58,831)	—	$(5,883,069)	(5,883,069)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(5,883,069)

Partners’ capital (deficit), March 31, 2006	$14,594,412	$(199,802)	$—		$14,394,610

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(5,702,719)	(57,603)	—	$(5,760,322)	(5,760,322)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(5,760,322)

Partners’ capital (deficit), March 31, 2007	$8,891,693	$(257,405)	$—		$8,634,288

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 29	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	19,360,361	(146,508)	(262)		19,213,591
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(5,864,230)	(59,235)	—	$(5,923,465)	(5,923,465)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(306)	(306)	(306)

Total comprehensive income (loss)				$(5,923,771)

Partners’ capital (deficit), March 31, 2005	13,496,131	(205,743)	(568)		13,289,820
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(4,075,723)	(41,169)	—	$(4,116,892)	(4,116,892)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	568	568	568

Total comprehensive income (loss)				$(4,116,324)

Partners’ capital (deficit), March 31, 2006	$9,420,408	$(246,912)	$—		$9,173,496

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(4,254,366)	(42,973)	—	$(4,297,339)	(4,297,339)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,297,339)

Partners’ capital (deficit), March 31, 2007	$5,166,042	$(289,885)	$—		$4,876,157

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 30	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	15,977,421	(67,962)	—		15,909,459
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(3,087,983)	(31,192)	—	$(3,119,175)	(3,119,175)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,119,175)

Partners’ capital (deficit), March 31, 2005	12,889,438	(99,154)	—		12,790,284
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(4,277,389)	(43,206)	—	$(4,320,595)	(4,320,595)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,320,595)

Partners’ capital (deficit), March 31, 2006	$8,612,049	$(142,360)	$—		$8,469,689

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,835,505)	(28,641)	—	$(2,864,146)	(2,864,146)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,864,146)

Partners’ capital (deficit), March 31, 2007	$5,776,544	$(171,001)	$—		$5,605,543

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 31	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	23,076,290	(149,996)	—		22,926,294
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(5,423,601)	(54,784)	—	$(5,478,385)	(5,478,385)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(5,478,385)

Partners’ capital (deficit), March 31, 2005	17,652,689	(204,780)	—		17,447,909
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(4,938,621)	(49,885)	—	$(4,988,506)	(4,988,506)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,988,506)

Partners’ capital (deficit), March 31, 2006	$12,714,068	$(254,665)	$—		$12,459,403

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(4,166,377)	(42,085)	—	$(4,208,462)	(4,208,462)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,208,462)

Partners’ capital (deficit), March 31, 2007	$8,547,691	$(296,750)	$—		$8,250,941

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 32	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	28,509,033	(122,496)	—		28,386,537
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(5,450,790)	(55,058)	—	$(5,505,848)	(5,505,848)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(5,505,848)

Partners’ capital (deficit), March 31, 2005	23,058,243	(177,554)	—		22,880,689
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(5,676,980)	(57,343)	—	$(5,734,323)	(5,734,323)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(5,734,323)

Partners’ capital (deficit), March 31, 2006	$17,381,263	$(234,897)	$—		$17,146,366

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(5,875,321)	(59,347)	—	$(5,934,668)	(5,934,668)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(5,934,668)

Partners’ capital (deficit), March 31, 2007	$11,505,942	$(294,244)	$—		$11,211,698

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 33	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	16,160,698	(64,821)	—		16,095,877
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,880,664)	(18,997)	—	$(1,899,661)	(1,899,661)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,899,661)

Partners’ capital (deficit), March 31, 2005	14,280,034	(83,818)	—		14,196,216
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(3,942,745)	(39,826)	—	$(3,982,571)	(3,982,571)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,982,571)

Partners’ capital (deficit), March 31, 2006	$10,337,289	$(123,644)	$—		$10,213,645

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,601,457)	(26,277)	—	$(2,627,734)	(2,627,734)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,627,734)

Partners’ capital (deficit), March 31, 2007	$7,735,832	$(149,921)	$—		$7,585,911

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 34	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	20,960,665	(91,701)	—		20,868,964
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(4,664,072)	(47,112)	—	$(4,711,184)	(4,711,184)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,711,184)

Partners’ capital (deficit), March 31, 2005	16,296,593	(138,813)	—		16,157,780
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(3,082,251)	(31,134)	—	$(3,113,385)	(3,113,385)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,113,385)

Partners’ capital (deficit), March 31, 2006	$13,214,342	$(169,947)	$—		$13,044,395

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(3,819,321)	(38,579)	—	$(3,857,900)	(3,857,900)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(3,857,900)

Partners’ capital (deficit), March 31, 2007	$9,395,021	$(208,526)	$—		$9,186,495

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 35	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	21,665,801	(66,027)	—		21,599,774
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,419,999)	(24,444)	—	$(2,444,443)	(2,444,443)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,444,443)

Partners’ capital (deficit), March 31, 2005	19,245,802	(90,471)	—		19,155,331
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,602,697)	(26,290)	—	$(2,628,987)	(2,628,987)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,628,987)

Partners’ capital (deficit), March 31, 2006	$16,643,105	$(116,761)	$—		$16,526,344

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,342,646)	(23,663)	—	$(2,366,309)	(2,366,309)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,366,309)

Partners’ capital (deficit), March 31, 2007	$14,300,459	$(140,424)	$—		$14,160,035

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 36	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	12,921,764	(49,945)	—		12,871,819
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,375,990)	(13,899)	—	$(1,389,889)	(1,389,889)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,389,889)

Partners’ capital (deficit), March 31, 2005	11,545,774	(63,844)	—		11,481,930
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,094,693)	(11,058)	—	$(1,105,751)	(1,105,751)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,105,751)

Partners’ capital (deficit), March 31, 2006	$10,451,081	$(74,902)	$—		$10,376,179

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,185,827)	(22,079)	—	$(2,207,906)	(2,207,906)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,207,906)

Partners’ capital (deficit), March 31, 2007	$8,265,254	$(96,981)	$—		$8,168,273

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 37	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	17,320,415	(42,787)	—		17,277,628
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,580,341)	(15,963)	—	$(1,596,304)	(1,596,304)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,596,304)

Partners’ capital (deficit), March 31, 2005	15,740,074	(58,750)	—		15,681,324
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,181,405)	(22,034)	—	$(2,203,439)	(2,203,439)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,203,439)

Partners’ capital (deficit), March 31, 2006	$13,558,669	$(80,784)	$—		$13,477,885

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,463,092)	(14,779)	—	$(1,477,871)	(1,477,871)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,477,871)

Partners’ capital (deficit), March 31, 2007	$12,095,577	$(95,563)	$—		$12,000,014

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 38	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	17,777,296	(40,921)	—		17,736,375
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,531,367)	(15,468)	—	$(1,546,835)	(1,546,835)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,546,835)

Partners’ capital (deficit), March 31, 2005	16,245,929	(56,389)	—		16,189,540
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,688,074)	(17,051)	—	$(1,705,125)	(1,705,125)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,705,125)

Partners’ capital (deficit), March 31, 2006	$14,557,855	$(73,440)	$—		$14,484,415

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,495,863)	(15,110)	—	$(1,510,973)	(1,510,973)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,510,973)

Partners’ capital (deficit), March 31, 2007	$13,061,992	$(88,550)	$—		$12,973,442

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 39	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	15,673,797	(40,105)	—		15,633,692
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,302,589)	(13,157)	—	$(1,315,746)	(1,315,746)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,315,746)

Partners’ capital (deficit), March 31, 2005	14,371,208	(53,262)	—		14,317,946
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,206,125)	(12,183)	—	$(1,218,308)	(1,218,308)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,218,308)

Partners’ capital (deficit), March 31, 2006	$13,165,083	$(65,445)	$—		$13,099,638

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,523,240)	(15,386)	—	$(1,538,626)	(1,538,626)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,538,626)

Partners’ capital (deficit), March 31, 2007	$11,641,843	$(80,831)	$—		$11,561,012

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 40	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	19,411,992	(31,134)	—		19,380,858
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,513,641)	(15,289)	—	$(1,528,930)	(1,528,930)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,528,930)

Partners’ capital (deficit), March 31, 2005	17,898,351	(46,423)	—		17,851,928
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,692,572)	(17,097)	—	$(1,709,669)	(1,709,669)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,709,669)

Partners’ capital (deficit), March 31, 2006	$16,205,779	$(63,520)	$—		$16,142,259

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,155,825)	(21,776)	—	$(2,177,601)	(2,177,601)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,177,601)

Partners’ capital (deficit), March 31, 2007	$14,049,954	$(85,296)	$—		$13,964,658

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 41	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	20,777,519	(43,217)	—		20,734,302
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(4,537,573)	(45,834)	—	$(4,583,407)	(4,583,407)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(4,583,407)

Partners’ capital (deficit), March 31, 2005	16,239,946	(89,051)	—		16,150,895
Selling commissions and registration costs refund, net	—	—	—		—
Distributions	(138,998)	—	—		(138,998)
Comprehensive income (loss)
Net income (loss)	(2,171,017)	(21,929)	—	$(2,192,946)	(2,192,946)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,192,946)

Partners’ capital (deficit), March 31, 2006	$13,929,931	$(110,980)	$—		$13,818,951

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,265,955)	(22,888)	—	$(2,288,843)	(2,288,843)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,288,843)

Partners’ capital (deficit), March 31, 2007	$11,663,976	$(133,868)	$—		$11,530,108

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 42	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	21,213,036	(24,344)	—		21,188,692
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,506,338)	(15,216)	—	$(1,521,554)	(1,521,554)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,521,554)

Partners’ capital (deficit), March 31, 2005	19,706,698	(39,560)	—		19,667,138
Selling commissions and registration costs refund, net	470,707	—	—		470,707
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,776,099)	(17,940)	—	$(1,794,039)	(1,794,039)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,794,039)

Partners’ capital (deficit), March 31, 2006	$18,401,306	$(57,500)	$—		$18,343,806

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,982,760)	(20,028)	—	$(2,002,788)	(2,002,788)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,002,788)

Partners’ capital (deficit), March 31, 2007	$16,418,546	$(77,528)	$—		$16,341,018

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 43	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	28,582,516	(31,697)	9,302		28,560,121
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,469,003)	(24,939)	—	$(2,493,942)	(2,493,942)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(12,409)	(12,409)	(12,409)

Total comprehensive income (loss)				$(2,506,351)

Partners’ capital (deficit), March 31, 2005	26,113,513	(56,636)	(3,107)		26,053,770
Selling commissions and registration costs refund, net	431,745	—	—		431,745
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,572,319)	(25,983)	—	$(2,598,302)	(2,598,302)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	3,107	3,107	3,107

Total comprehensive income (loss)				$(2,595,195)

Partners’ capital (deficit), March 31, 2006	$23,972,939	$(82,619)	$—		$23,890,320

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,867,051)	(18,859)	—	$(1,885,910)	(1,885,910)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,885,910)

Partners’ capital (deficit), March 31, 2007	$22,105,888	$(101,478)	$—		$22,004,410

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 44	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	21,912,570	(14,578)	8,868		21,906,860
Capital contributions	—	—	—		—
Selling commissions and registration costs	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,102,544)	(11,137)	—	$(1,113,681)	(1,113,681)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(38,391)	(38,391)	(38,391)

Total comprehensive income (loss)				$(1,152,072)

Partners’ capital (deficit), March 31, 2005	20,810,026	(25,715)	(29,523)		20,754,788
Selling commissions and registration costs refund, net	389,015	—	—		389,015
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(1,341,855)	(13,554)	—	$(1,355,409)	(1,355,409)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	29,523	29,523	29,523

Total comprehensive income (loss)				$(1,325,886)

Partners’ capital (deficit), March 31, 2006	$19,857,186	$(39,269)	$—		$19,817,917

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,973,070)	(19,930)	—	$(1,993,000)	(1,993,000)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,993,000)

Partners’ capital (deficit), March 31, 2007	$17,884,116	$(59,199)	$—		$17,824,917

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 45	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	34,454,769	(5,444)	17,528		34,466,853
Capital contributions	—	—	—		—
Selling commissions and registration costs	(2,638)	—	—		(2,638)
Comprehensive income (loss)
Net income (loss)	(1,301,588)	(13,147)	—	$(1,314,735)	(1,314,735)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(71,289)	(71,289)	(71,289)

Total comprehensive income (loss)				$(1,386,024)

Partners’ capital (deficit), March 31, 2005	33,150,543	(18,591)	(53,761)		33,078,191
Selling commissions and registration costs refund, net	375,140	—	—		375,140
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(2,296,611)	(23,198)	—	$(2,319,809)	(2,319,809)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	53,761	53,761	53,761

Total comprehensive income (loss)				$(2,266,048)

Partners’ capital (deficit), March 31, 2006	$31,229,072	$(41,789)	$—		$31,187,283

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(2,061,754)	(20,826)	—	$(2,082,580)	(2,082,580)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(2,082,580)

Partners’ capital (deficit), March 31, 2007	$29,167,318	$(62,615)	$—		$29,104,703

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL — CONTINUED
Years ended March 31, 2007, 2006 and 2005

			Accumulated
			other
		General	comprehensive	Comprehensive
Series 46	Assignees	partner	income	income (loss)	Total
Partners’ capital (deficit), March 31, 2004	25,662,622	(2,063)	(1,636)		25,658,923
Capital contributions	—	—	—		—
Selling commissions and registration costs	376	—	—		376
Comprehensive income (loss)
Net income (loss)	(618,832)	(6,251)	—	$(625,083)	(625,083)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	(38,524)	(38,524)	(38,524)

Total comprehensive income (loss)				$(663,607)

Partners’ capital (deficit), March 31, 2005	25,044,166	(8,314)	(40,160)		24,995,692
Selling commissions and registration costs refund, net	407,099	—	—		407,099
Distributions	—	—	—		—
Comprehensive income (loss)
Net income (loss)	(888,903)	(8,979)	—	$(897,882)	(897,882)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	40,160	40,160	40,160

Total comprehensive income (loss)				$(857,722)

Partners’ capital (deficit), March 31, 2006	$24,562,362	$(17,293)	$—		$24,545,069

Selling commissions and registration costs refund, net	—	—	—		—

Distributions	—	—	—		—

Comprehensive income (loss)
Net income (loss)	(1,060,795)	(10,715)	—	$(1,071,510)	(1,071,510)
Other comprehensive income (loss)
Unrealized gain (loss) on securities available-for-sale	—	—	—	—	—

Total comprehensive income (loss)				$(1,071,510)

Partners’ capital (deficit), March 31, 2007	$23,501,567	$(28,008)	$—		$23,473,559

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS

	Total
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(68,665,902)	$(87,626,196)	$(79,815,141)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	26,816,761	34,115,548	35,192,607
Impairment loss	32,181,505	44,533,629	36,127,368
Distributions received from operating limited partnerships	581,055	392,168	4,137,853
Amortization	1,609,264	1,611,440	1,579,759
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	(185,959)	616,833	992,030
Accounts payable and accrued expenses	(1,979)	16,522	(28,003)
Accounts payable — affiliates	4,888,494	4,059,692	4,519,135

Net cash provided by (used in) operating activities	(2,776,761)	(2,280,364)	2,705,608

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(49,051)	(278,395)	(680,890)
Capital contributions paid to operating limited partnerships	(2,859,883)	(14,856,317)	(21,825,777)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	521,591	(2,811,615)	681,009
Proceeds from disposition of operating limited partnerships	86,833	420,525	—
Purchase of investments (net of proceeds from sales and maturities of investments)	2,556,017	13,593,777	4,416,826

Net cash provided by (used in) investing activities	255,507	(3,932,025)	(17,408,832)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	2,073,706	(2,262)
Distributions	—	(2,370,351)	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	(296,645)	(2,262)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,521,254)	(6,509,034)	(14,705,486)

Cash and cash equivalents, beginning	11,837,413	18,346,447	33,051,933

Cash and cash equivalents, ending	$9,316,159	$11,837,413	$18,346,447

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Total
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$331,923	$2,801,015	$11,226,370

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$57,627	$426,451	$1,140,141

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$178,848	$6,350,349	$1,470,843

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$454	$—	$22,488

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$192,219	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 20
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(830,291)	$(3,833,845)	$(3,083,177)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	445,579	1,886,563	1,077,264
Impairment loss	—	1,590,120	1,627,527
Distributions received from operating limited partnerships	40,539	9,659	3,375,375
Amortization	3,572	3,572	3,572
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	21,259	356,837	(66,575)
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	(328,600)	164,942	(750,180)

Net cash provided by (used in) operating activities	(647,942)	177,848	2,183,806

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	14	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	86,833	420,525	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	86,833	420,539	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	(2,231,353)	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	(2,231,353)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(561,109)	(1,632,966)	2,183,806

Cash and cash equivalents, beginning	802,957	2,435,923	252,117

Cash and cash equivalents, ending	$241,848	$802,957	$2,435,923

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 20
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$135,269	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$252,771	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$3,732

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 21
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(467,446)	$(556,671)	$(976,644)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	167,814	260,852	409,199
Impairment loss	—	27,960	322,225
Distributions received from operating limited partnerships	926	—	—
Amortization	1,954	1,954	1,954
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	248,740	225,840	200,841

Net cash provided by (used in) operating activities	(48,012)	(40,065)	(42,425)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(48,012)	(40,065)	(42,425)

Cash and cash equivalents, beginning	60,403	100,468	142,893

Cash and cash equivalents, ending	$12,391	$60,403	$100,468

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 21
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$221,163	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 22
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(759,153)	$(3,093,410)	$(4,469,581)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	308,460	754,642	875,241
Impairment loss	141,554	2,048,347	3,307,138
Distributions received from operating limited partnerships	9,700	3,863	25,277
Amortization	6,140	6,140	6,140
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	254,591	179,591	209,592

Net cash provided by (used in) operating activities	(38,708)	(100,827)	(46,193)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(1,500)	(1,500)	(1,500)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	(1,500)	(1,500)	(1,500)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(40,208)	(102,327)	(47,693)

Cash and cash equivalents, beginning	170,119	272,446	320,139

Cash and cash equivalents, ending	$129,911	$170,119	$272,446

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 22
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$5,245	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$450,981	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 23
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(2,190,568)	$(6,598,250)	$(5,725,483)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	585,653	1,317,421	1,406,027
Impairment loss	1,309,291	4,988,341	4,045,618
Distributions received from operating limited partnerships	16,845	—	10,579
Amortization	9,131	9,131	9,131
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	500	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	249,817	240,265	240,265

Net cash provided by (used in) operating activities	(19,831)	(42,592)	(13,863)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	239	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	239	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(19,831)	(42,353)	(13,863)

Cash and cash equivalents, beginning	84,479	126,832	140,695

Cash and cash equivalents, ending	$64,648	$84,479	$126,832

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 23
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$118,036	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 24
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(1,333,324)	$(4,785,221)	$(2,435,902)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	641,779	685,049	720,777
Impairment loss	399,028	3,830,736	1,461,411
Distributions received from operating limited partnerships	46,571	4,425	16,849
Amortization	10,204	10,204	10,204
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	227,736	200,840	225,840

Net cash provided by (used in) operating activities	(8,006)	(53,967)	(821)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	6,240	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	6,240	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(8,006)	(47,727)	(821)

Cash and cash equivalents, beginning	172,640	220,367	221,188

Cash and cash equivalents, ending	$164,634	$172,640	$220,367

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 24
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$358,240	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 25
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(4,602,731)	$(4,639,738)	$(2,599,663)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,008,160	625,993	519,702
Impairment loss	3,259,647	3,676,338	1,884,342
Distributions received from operating limited partnerships	98,048	9,535	17,505
Amortization	15,218	15,219	15,219
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	207,676	197,677	272,676

Net cash provided by (used in) operating activities	(13,982)	(114,976)	109,781

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	(175,506)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	(175,506)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(13,982)	(114,976)	(65,725)

Cash and cash equivalents, beginning	263,159	378,135	443,860

Cash and cash equivalents, ending	$249,177	$263,159	$378,135

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 25
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$358,240	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 26
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(4,098,003)	$(7,162,231)	$(5,623,588)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,131,044	1,084,371	1,270,160
Impairment loss	2,474,839	5,606,490	3,887,714
Distributions received from operating limited partnerships	74,037	43,679	19,755
Amortization	16,904	16,904	16,904
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	1,000	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	334,760	334,759	334,754

Net cash provided by (used in) operating activities	(66,419)	(75,028)	(94,301)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	6,760	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	6,760	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(66,419)	(68,268)	(94,301)

Cash and cash equivalents, beginning	285,372	353,640	447,941

Cash and cash equivalents, ending	$218,953	$285,372	$353,640

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 26
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$14,288	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$1,400,060	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 27
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(2,229,898)	$(3,087,823)	$(2,241,006)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	423,423	393,304	565,401
Impairment loss	1,443,337	2,343,469	1,329,625
Distributions received from operating limited partnerships	7,495	9,524	8,453
Amortization	15,655	15,655	15,655
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	323,502	315,205	215,205

Net cash provided by (used in) operating activities	(16,486)	(10,666)	(106,667)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(16,486)	(10,666)	(106,667)

Cash and cash equivalents, beginning	116,714	127,380	234,047

Cash and cash equivalents, ending	$100,228	$116,714	$127,380

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 27
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 28
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(5,760,322)	$(5,883,069)	$(4,547,831)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	911,687	1,142,646	1,561,585
Impairment loss	4,492,232	4,412,044	2,671,850
Distributions received from operating limited partnerships	17,477	170,861	48,333
Amortization	3,300	3,300	3,300
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	(28,003)
Accounts payable — affiliates	159,116	159,116	—

Net cash provided by (used in) operating activities	(176,510)	4,898	(290,766)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	254,087
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	254,087

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(176,510)	4,898	(36,679)

Cash and cash equivalents, beginning	433,154	428,256	464,935

Cash and cash equivalents, ending	$256,644	$433,154	$428,256

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 28
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 29
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(4,297,339)	$(4,116,892)	$(5,923,465)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,785,739	1,881,328	3,743,135
Impairment loss	2,134,182	1,872,660	1,835,208
Distributions received from operating limited partnerships	1,200	—	—
Amortization	3,311	3,311	3,308
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	209	(178)
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	297,980	212,981	287,980

Net cash provided by (used in) operating activities	(74,927)	(146,403)	(54,012)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	(20,000)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships Purchase of investments (net of proceeds from sales and maturities of investments)	134,706	27,477	(208)

Net cash provided by (used in) investing activities	134,706	27,477	(20,208)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	59,779	(118,926)	(74,220)

Cash and cash equivalents, beginning	134,976	253,902	328,122

Cash and cash equivalents, ending	$194,755	$134,976	$253,902

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 29
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$20,935	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 30
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(2,864,146)	$(4,320,595)	$(3,119,175)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	789,792	3,527,900	1,318,364
Impairment loss	1,802,959	574,897	1,535,995
Distributions received from operating limited partnerships	27,474	47,124	13,709
Amortization	21,238	21,238	21,234
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	(23,174)	1,000	—
Accounts payable and accrued expenses	21,503	—	—
Accounts payable — affiliates	103,544	220,920	220,920

Net cash provided by (used in) operating activities	(120,810)	72,484	(8,953)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	39,306	184,536
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	39,306	184,536

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(120,810)	111,790	175,583

Cash and cash equivalents, beginning	412,161	300,371	124,788

Cash and cash equivalents, ending	$291,351	$412,161	$300,371

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 30
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$771	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 31
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(4,208,462)	$(4,988,506)	$(5,478,385)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,916,891	2,248,294	1,898,988
Impairment loss	1,868,297	2,327,838	3,207,446
Distributions received from operating limited partnerships	6,102	8,329	5,404
Amortization	—	—	—
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	407,543	397,440	—

Net cash provided by (used in) operating activities	(9,629)	(6,605)	(366,547)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	(13,713)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	27,224
Proceeds from disposition of operating limited partnerships
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	13,511

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(9,629)	(6,605)	(353,036)

Cash and cash equivalents, beginning	128,337	134,942	487,978

Cash and cash equivalents, ending	$118,708	$128,337	$134,942

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 31
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$70,908	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 32
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(5,934,668)	$(5,734,323)	$(5,505,848)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	2,320,869	2,053,847	2,039,619
Impairment loss	3,206,031	3,301,990	3,092,662
Distributions received from operating limited partnerships	16,000	7,600	—
Amortization	36,724	36,724	36,723
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	281,540	281,537	331,569

Net cash provided by (used in) operating activities	(73,504)	(52,625)	(5,275)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	(7,347)	—	(155,223)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	280,000
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	(7,347)	—	124,777

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(80,851)	(52,625)	119,502

Cash and cash equivalents, beginning	386,782	439,407	319,905

Cash and cash equivalents, ending	$305,931	$386,782	$439,407

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 32
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$178,848	$35,815	$226,673

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 33
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(2,627,734)	$(3,982,571)	$(1,899,660)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	808,982	888,471	900,536
Impairment loss	1,623,633	2,867,117	777,932
Distributions received from operating limited partnerships	3,814	5,298	633
Amortization	27,280	27,280	27,277
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	123,964	173,964	173,964

Net cash provided by (used in) operating activities	(40,061)	(20,441)	(19,318)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	32,300	26,577	15,819
Proceeds from disposition of operating limited partnerships Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	32,300	26,577	15,819

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(7,761)	6,136	(3,499)

Cash and cash equivalents, beginning	197,136	191,000	194,499

Cash and cash equivalents, ending	$189,375	$197,136	$191,000

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 33
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$8,131	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 34
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(3,857,900)	$(3,113,385)	$(4,711,184)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,745,646	1,897,930	2,003,128
Impairment loss	1,719,140	827,013	2,354,965
Distributions received from operating limited partnerships	5,857	3,389	2,714
Amortization	43,938	43,938	43,938
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	301,974	293,195	293,196

Net cash provided by (used in) operating activities	(41,345)	(47,920)	(13,243)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	(29,027)	(37,224)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	3,547	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	(25,480)	(37,224)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(41,345)	(73,400)	(50,467)

Cash and cash equivalents, beginning	124,985	198,385	248,852

Cash and cash equivalents, ending	$83,640	$124,985	$198,385

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 34
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$11,473	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 35
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(2,366,309)	$(2,628,987)	$(2,444,443)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	624,396	1,153,704	1,202,299
Impairment loss	1,344,664	1,094,311	890,742
Distributions received from operating limited partnerships	—	—	9,906
Amortization	129,235	129,235	129,231
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	71,649
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	138,360	103,360	208,064

Net cash provided by (used in) operating activities	(129,654)	(148,377)	67,448

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	(6,930)	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	(6,930)	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(129,654)	(155,307)	67,448

Cash and cash equivalents, beginning	481,041	636,348	568,900

Cash and cash equivalents, ending	$351,387	$481,041	$636,348

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 35
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$433,028	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 36
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(2,207,906)	$(1,105,751)	$(1,389,889)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	581,844	531,575	700,635
Impairment loss	1,355,286	300,681	420,059
Distributions received from operating limited partnerships	17,955	3,512	3,000
Amortization	88,462	88,462	88,462
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	176,155	184,253	174,812

Net cash provided by (used in) operating activities	11,796	2,732	(2,921)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	11,796	2,732	(2,921)
Cash and cash equivalents, beginning	79,450	76,718	79,639

Cash and cash equivalents, ending	$91,246	$79,450	$76,718

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 36
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$657,999	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 37
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(1,477,871)	$(2,203,439)	$(1,596,304)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,082,174	1,187,252	666,386
Impairment loss	118,300	686,851	606,030
Distributions received from operating limited partnerships	16,495	2,493	33,928
Amortization	94,821	94,821	94,821
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	179,680
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	139,864	54,864	204,865

Net cash provided by (used in) operating activities	(26,217)	(177,158)	189,406

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	67,239	55,323	32,928
Proceeds from disposition of operating limited partnerships
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	67,239	55,323	32,928

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	41,022	(121,835)	222,334

Cash and cash equivalents, beginning	268,593	390,428	168,094

Cash and cash equivalents, ending	$309,615	$268,593	$390,428

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 37
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$16,925	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 38
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(1,510,973)	$(1,705,125)	$(1,546,835)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	520,255	774,100	875,622
Impairment loss	713,167	635,308	398,536
Distributions received from operating limited partnerships	65,456	204	112,250
Amortization	98,911	98,911	98,912
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	—	59,461
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	125,350	189,820	180,080

Net cash provided by (used in) operating activities	12,166	(6,782)	178,026

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	(117,735)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	(117,735)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	12,166	(6,782)	60,291

Cash and cash equivalents, beginning	193,474	200,256	139,965

Cash and cash equivalents, ending	$205,640	$193,474	$200,256

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 38
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 39
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(1,538,626)	$(1,218,308)	$(1,315,746)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	658,296	825,588	856,990
Impairment loss	619,347	143,969	205,047
Distributions received from operating limited partnerships	44,368	7,772	3,584
Amortization	90,326	90,325	90,327
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	184,159	109,869
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	32,380	136,266	152,156

Net cash provided by (used in) operating activities	(93,909)	169,771	102,227

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	—
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	—

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(93,909)	169,771	102,227

Cash and cash equivalents, beginning	368,313	198,542	96,315

Cash and cash equivalents, ending	$274,404	$368,313	$198,542

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 39
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 40
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(2,177,601)	$(1,709,669)	$(1,528,930)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	923,278	882,871	924,404
Impairment loss	898,784	496,245	265,296
Distributions received from operating limited partnerships	6,840	30,278	—
Amortization	113,731	113,731	113,730
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	24,761	144,307	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	171,456	227,668	216,258

Net cash provided by (used in) operating activities	(38,751)	185,431	(9,242)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	(376)
Capital contributions paid to operating limited partnerships	—	—	—
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	(376)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(38,751)	185,431	(9,618)

Cash and cash equivalents, beginning	216,126	30,695	40,313

Cash and cash equivalents, ending	$177,375	$216,126	$30,695

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 40
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$143,730	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 41
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(2,288,843)	$(2,192,946)	$(4,583,407)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	1,183,269	1,321,865	4,159,348
Impairment loss	599,094	433,672	—
Distributions received from operating limited partnerships	4,923	—	377,048
Amortization	133,927	133,924	133,882
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	16,817	—	—
Accounts payable and accrued expenses	(16,522)	16,522	—
Accounts payable — affiliates	382,178	290,636	276,919

Net cash provided by (used in) operating activities	14,843	3,673	363,790

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—	(4,980)
Capital contributions paid to operating limited partnerships	(80,466)	(16,522)	(295,264)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	57,078	(207,796)
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	(80,466)	40,556	(508,040)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	—	—
Distributions	—	(138,998)	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	(138,998)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(65,623)	(94,769)	(144,250)

Cash and cash equivalents, beginning	83,998	178,767	323,017

Cash and cash equivalents, ending	$18,375	$83,998	$178,767

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 41
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$12,346

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$383,466	$50,000

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 42
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(2,002,788)	$(1,794,039)	$(1,521,554)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,160,548	1,212,526	1,150,391
Impairment loss	433,210	211,556	—
Distributions received from operating limited partnerships	3,519	—	18,296
Amortization	116,526	116,222	115,498
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	—	107,809	3,440
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	275,497	(228,845)	259,122

Net cash provided by (used in) operating activities	(13,488)	(374,771)	25,193

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(21,798)	—	(49,622)
Capital contributions paid to operating limited partnerships	(354,642)	(67,632)	(1,265,580)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	(120,524)	—	374,294
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—	—

Net cash provided by (used in) investing activities	(496,964)	(67,632)	(940,908)

Cash flows from financing activities Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	470,707	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	470,707	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(510,452)	28,304	(915,715)

Cash and cash equivalents, beginning	971,373	943,069	1,858,784

Cash and cash equivalents, ending	$460,921	$971,373	$943,069

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 42
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$241,212	$—	$160,174

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$39,134	$—	$139,830

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$67,632	$100,000

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$15,981

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 43
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(1,885,910)	$(2,598,302)	$(2,493,942)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	1,267,245	1,994,960	2,028,092
Impairment loss	87,740	235,676	—
Distributions received from operating limited partnerships	20,231	7,270	27,007
Amortization	167,029	165,208	164,530
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	166,707	(146,650)	1,243
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	80,798	(91,906)	307,467

Net cash provided by (used in) operating activities	(96,160)	(433,744)	34,397

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(11,738)	(50,535)	(51,531)
Capital contributions paid to operating limited partnerships	(136,066)	(129,858)	(3,380,245)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	650,726	(346,808)	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	385,946	2,006,266

Net cash provided by (used in) investing activities	502,922	(141,255)	(1,425,510)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	431,745	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	431,745	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	406,762	(143,254)	(1,391,113)

Cash and cash equivalents, beginning	189,255	332,509	1,723,622

Cash and cash equivalents, ending	$596,017	$189,255	$332,509

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 43
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$90,711	$—	$174,747

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$355,458

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$376,555	$225,170

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$2,775

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$28,998	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 44
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(1,993,000)	$(1,355,409)	$(1,113,681)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,605,918	1,001,516	866,297
Impairment loss	—	—	—
Distributions received from operating limited partnerships	—	—	3,287
Amortization	113,014	123,593	101,629
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	(196,604)	(415,288)	(4,215)
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	59,701	(328,018)	211,547

Net cash provided by (used in) operating activities	(410,971)	(973,606)	64,864

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	(10,441)	(3,778)
Capital contributions paid to operating limited partnerships	(233,600)	(4,165,917)	(286,143)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	(108,150)	—	747,691
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	228,762	4,352,432	(625,345)

Net cash provided by (used in) investing activities	(112,988)	176,074	(167,575)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	389,015	—
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	389,015	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(523,959)	(408,517)	(102,711)

Cash and cash equivalents, beginning	1,356,192	1,764,709	1,867,420

Cash and cash equivalents, ending	$832,233	$1,356,192	$1,764,709

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 44
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$589,812	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$583,395

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$454	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$163,221	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 45
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(2,082,580)	$(2,319,809)	$(1,314,735)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	1,436,101	1,918,960	1,067,071
Impairment loss	137,743	—	—
Distributions received from operating limited partnerships	28,191	12,221	4,961
Amortization	144,882	138,420	133,300
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	(82)	372,775	641,496
Accounts payable and accrued expenses	(6,960)	—	—
Accounts payable — affiliates	67,737	6,960	—

Net cash provided by (used in) operating activities	(274,968)	129,527	532,093

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	(202,543)	(208,474)
Capital contributions paid to operating limited partnerships	(534,646)	(4,372,377)	(6,934,454)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	(2,659,638)	(1,027,774)
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	1,046,688	5,751,361	3,819,179

Net cash provided by (used in) investing activities	512,042	(1,483,197)	(4,351,523)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	375,140	(2,638)
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	375,140	(2,638)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	237,074	(978,530)	(3,822,068)

Cash and cash equivalents, beginning	1,167,018	2,145,548	5,967,616

Cash and cash equivalents, ending	$1,404,092	$1,167,018	$2,145,548

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 45
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$406,601	$4,006,161

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$130,259	$49,112

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$989,317	$869,000

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

	Series 46
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Cash flows from operating activities
Net income (loss)	$(1,071,510)	$(897,882)	$(625,083)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	781,919	662,020	385,946
Impairment loss	—	—	—
Distributions received from operating limited partnerships	992	5,132	—
Amortization	103,831	104,018	100,878
Changes in assets and liabilities
Prepaid expenses	—	—	—
Other assets	(195,643)	10,175	(3,840)
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	45,135	(83,638)	71,223

Net cash provided by (used in) operating activities	(335,276)	(200,175)	(70,876)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	(15,515)	(14,876)	(362,129)
Capital contributions paid to operating limited partnerships	(1,511,616)	(6,066,807)	(9,143,190)
Deposits for purchases of operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	1,145,861	3,076,561	(783,066)

Net cash provided by (used in) investing activities	(381,270)	(3,005,122)	(10,288,385)

Cash flows from financing activities
Capital contributions received	—	—	—
Selling commissions and registration costs (paid)/refunded	—	407,099	376
Distributions	—	—	—
Proceeds from (repayment of) line of credit	—	—	—

Net cash provided by (used in) financing activities	—	407,099	376

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(716,546)	(2,798,198)	(10,358,885)

Cash and cash equivalents, beginning	2,689,206	5,487,404	15,846,289

Cash and cash equivalents, ending	$1,972,660	$2,689,206	$5,487,404

(continued)

Boston Capital Tax Credit Fund IV L.P.
STATEMENTS OF CASH FLOWS — CONTINUED

Series 46
	Year ended	Year ended	Year ended
	March 31, 2007	March 31, 2006	March 31, 2005
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$1,804,602	$6,885,288

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$18,493	$115,563	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—	$—

The fund has increased its investments in operating limited partnerships and decreased other assets for additional low-income tax credits generated by the operating limited partnerships.	$—	$—	$—

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS
March 31, 2007, 2006 and 2005

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Boston Capital Tax Credit Fund IV L.P. (the partnership or fund) was organized under the laws of the State of Delaware as of October 5, 1993, for the purpose of acquiring, holding, and disposing of limited partnership interests in operating limited partnerships which acquire, develop, rehabilitate, operate and own newly-constructed, existing or rehabilitated apartment complexes which qualify for the Low-Income Housing Tax Credit established by the Tax Reform Act of 1986. Accordingly, the apartment complexes are restricted as to rent charges and operating methods. Certain of the apartment complexes may also qualify for the Historic Rehabilitation Tax Credit for their rehabilitation of certified historic structures and are subject to the provisions of the Internal Revenue Code relating to the Rehabilitation Investment Credit. The general partner of the fund is Boston Capital Associates IV L.P. and the limited partner is BCTC IV Assignor Corp. (the assignor limited partner).
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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
     The BACs issued and outstanding in each series at March 31, 2007 and 2006 are as follows:

	2007	2006

Series 20	3,866,700	3,866,700
Series 21	1,892,700	1,892,700
Series 22	2,564,400	2,564,400
Series 23	3,336,727	3,336,727
Series 24	2,169,878	2,169,878
Series 25	3,026,109	3,026,109
Series 26	3,995,900	3,995,900
Series 27	2,460,700	2,460,700
Series 28	4,000,738	4,000,738
Series 29	3,991,800	3,991,800
Series 30	2,651,000	2,651,000
Series 31	4,417,857	4,417,857
Series 32	4,754,198	4,754,198
Series 33	2,636,533	2,636,533
Series 34	3,529,319	3,529,319
Series 35	3,300,463	3,300,463
Series 36	2,106,837	2,106,837
Series 37	2,512,500	2,512,500
Series 38	2,543,100	2,543,100
Series 39	2,292,152	2,292,152
Series 40	2,630,256	2,630,256
Series 41	2,891,626	2,891,626
Series 42	2,744,262	2,744,262
Series 43	3,637,987	3,637,987
Series 44	2,701,973	2,701,973
Series 45	4,014,367	4,014,367
Series 46	2,980,998	2,980,998

	83,651,080	83,651,080

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
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
Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the partnership recorded a valuation allowance of $533,581 as of March 31, 2007 and 2006.
A loss in value of an investment in an operating limited partnership other than a temporary decline is recorded as an impairment loss. Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the fund and the estimated residual value of the investment. In addition, deferred partnership fees related to each investment are evaluated for impairment when an impairment loss has reduced an investment balance to zero. Impairment losses have been recognized for the years ended March 31, 2007, 2006 and 2005 of $32,181,505, $44,533,629, and $36,127,368, respectively.
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
March 31, 2007, 2006 and 2005

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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Investments in Operating Limited Partnerships (Continued)
During the years ended March 31, 2007 and 2006, the fund acquired interests in operating limited partnerships as follows:

	2007	2006

Series 20	—	—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	—	—
Series 27	—	—
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	—	—
Series 32	—	—
Series 33	—	—
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	—
Series 42	1	—
Series 43	1	—
Series 44	—	2
Series 45	—	3
Series 46	—	2

	2	7

Series 43 owns an equity interest in two (2) limited liability companies, which are the general partners of other operating limited partnerships which own or are constructing, rehabilitating or operating apartment complexes. In addition, to the investments in the Operating Limited Partnerships Series 43, Series 44, Series 45, and Series 46 own the General Partner equity interest in their respective Operating Partnerships.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

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
Accumulated amortization for capitalized interest as of March 31, 2007 and 2006 is as follows:

	2007	2006
Series 20	$—	$—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	39,762	34,792
Series 26	—	—
Series 27	5,665	4,957
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	—	—
Series 32	50,618	44,291
Series 33	—	—
Series 34	4,655	4,073
Series 35	44,592	38,222
Series 36	28,718	24,616
Series 37	33,845	29,010
Series 38	18,066	15,055
Series 39	15,268	12,723
Series 40	56,659	45,327
Series 41	91,964	73,571
Series 42	12,151	9,113
Series 43	3,953	2,737
Series 44	1,266	876
Series 45	7,538	4,914
Series 46	—	—

	$414,720	$344,277

The amortization for capitalized interest expense for each of the ensuing 5 years through March 31, 2012 is estimated to be $70,443 per year.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Deferred Acquisition Costs
Deferred acquisition costs are amortized on the straight-line method over 27.5 years.
Accumulated amortization as of March 31, 2007 and 2006 is as follows:

	2007	2006
Series 20	$28,577	$25,005
Series 21	15,631	13,677
Series 22	49,119	42,979
Series 23	68,719	59,588
Series 24	81,636	71,432
Series 25	81,986	71,738
Series 26	137,470	120,566
Series 27	119,574	104,627
Series 28	26,401	23,101
Series 29	26,350	23,039
Series 30	169,773	148,535
Series 31	—	—
Series 32	241,893	211,496
Series 33	217,317	190,037
Series 34	345,063	301,707
Series 35	979,207	856,342
Series 36	667,899	583,539
Series 37	626,621	536,635
Series 38	527,433	431,533
Series 39	460,837	373,056
Series 40	430,567	328,168
Series 41	576,554	461,020
Series 42	450,078	336,590
Series 43	583,114	435,198
Series 44	329,515	227,835
Series 45	375,566	253,499
Series 46	262,989	174,404

	$7,879,889	$6,405,346

The amortization of deferred acquisition costs for each of the ensuing 5 years through March 31, 2012 is estimated to be $1,474,543 per year.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Net Loss Per Beneficial Assignee Certificate Unit
Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2007, 2006 and 2005 are as follows:

	2007	2006	2005

Series 20	3,866,700	3,866,700	3,866,700
Series 21	1,892,700	1,892,700	1,892,700
Series 22	2,564,400	2,564,400	2,564,400
Series 23	3,336,727	3,336,727	3,336,727
Series 24	2,169,878	2,169,878	2,169,878
Series 25	3,026,109	3,026,109	3,026,109
Series 26	3,995,900	3,995,900	3,995,900
Series 27	2,460,700	2,460,700	2,460,700
Series 28	4,000,738	4,000,738	4,000,738
Series 29	3,991,800	3,991,800	3,991,800
Series 30	2,651,000	2,651,000	2,651,000
Series 31	4,417,857	4,417,857	4,417,857
Series 32	4,754,198	4,754,198	4,754,198
Series 33	2,636,533	2,636,533	2,636,533
Series 34	3,529,319	3,529,319	3,529,319
Series 35	3,300,463	3,300,463	3,300,463
Series 36	2,106,837	2,106,837	2,106,837
Series 37	2,512,500	2,512,500	2,512,500
Series 38	2,543,100	2,543,100	2,543,100
Series 39	2,292,152	2,292,152	2,292,152
Series 40	2,630,256	2,630,256	2,630,256
Series 41	2,891,626	2,891,626	2,891,626
Series 42	2,744,262	2,744,262	2,744,262
Series 43	3,637,987	3,637,987	3,637,987
Series 44	2,701,973	2,701,973	2,701,973
Series 45	4,014,367	4,014,367	4,014,367
Series 46	2,980,998	2,980,998	2,980,998

	83,651,080	83,651,080	83,651,080

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE B — RELATED PARTY TRANSACTIONS
During the years ended March 31, 2007, 2006 and 2005, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Holdings Limited Partnership (BCHLP), Boston Capital Services, Inc. (BCS) and Boston Capital Asset Management Limited Partnership (BCAM) as follows:
Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5 percent of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each Series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The annual fund fees charged to operations during the years ended March 31, 2007, 2006 and 2005, are as follows:

	2007	2006	2005

Series 20	$294,700	$301,020	$326,734
Series 21	214,898	210,686	201,908
Series 22	240,422	227,053	233,948
Series 23	217,123	222,826	211,951
Series 24	210,240	201,884	196,009
Series 25	240,848	251,343	120,242
Series 26	372,150	380,152	377,017
Series 27	285,298	286,490	288,234
Series 28	268,661	275,481	252,132
Series 29	302,643	303,202	293,594
Series 30	188,954	148,482	176,361
Series 31	339,066	339,299	322,288
Series 32	290,559	279,823	282,326
Series 33	143,375	155,495	156,317
Series 34	285,881	281,441	262,083
Series 35	220,016	202,720	187,475
Series 36	136,026	142,770	143,599
Series 37	186,346	186,328	190,934
Series 38	126,335	149,225	132,796
Series 39	116,080	114,829	121,300
Series 40	177,216	166,320	168,842
Series 41	233,023	236,861	243,637
Series 42	224,242	215,087	212,025
Series 43	289,158	276,894	271,099
Series 44	261,801	273,838	194,548
Series 45	343,798	331,068	281,588
Series 46	229,649	218,620	208,638

	$6,438,508	$6,379,237	$6,057,625

In addition, a Dealer-Manager Fee, as retained by Boston Capital Securities, Inc, have been adjusted to reflect reimbursements made in March 2006 of certain offering expenses, including expenses associated with wholesaling services, by Boston Capital Holdings Limited Partnership to the applicable fund. These payments were voluntarily made by Boston Capital Holdings Limited Partnership following an inquiry by the NASD of Boston Capital Securities, Inc. This inquiry has been resolved. For the year ended March 31, 2006 the amounts reimbursed by Boston Capital Holdings Limited Partnership were $470,707, $431,745, $389,015, $375,140 and $407,099, for Series 42, Series 43, Series 44, Series 45, and Series 46, respectively.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE B — RELATED PARTY TRANSACTIONS (Continued)
During the years ended March 31, 2007, 2006 and 2005, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2007	2006	2005

Series 20	$21,112	$26,466	$15,591
Series 21	16,704	19,971	11,527
Series 22	20,223	24,816	14,100
Series 23	20,377	25,195	14,733
Series 24	18,625	22,560	12,762
Series 25	19,643	24,113	14,340
Series 26	24,667	31,019	17,931
Series 27	17,620	21,280	12,688
Series 28	21,249	26,390	15,598
Series 29	21,025	26,175	15,729
Series 30	18,177	22,283	13,058
Series 31	21,730	27,031	15,850
Series 32	20,755	30,616	18,519
Series 33	16,641	24,707	14,888
Series 34	18,561	27,458	16,553
Series 35	17,885	26,498	16,065
Series 36	15,556	23,835	14,260
Series 37	20,383	24,551	15,745
Series 38	21,005	25,638	16,069
Series 39	20,334	24,467	15,400
Series 40	21,800	27,662	16,527
Series 41	22,738	30,043	17,621
Series 42	23,175	29,387	18,550
Series 43	25,552	32,715	18,791
Series 44	22,403	27,317	17,365
Series 45	27,346	35,611	20,537
Series 46	23,651	29,549	23,596

	$558,937	$717,353	$434,393

Accounts payable — affiliates at March 31, 2007, 2006 and 2005 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS
At March 31, 2007 and 2006, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes. The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2007 and 2006 by series are as follows:

	2007	2006

Series 20	22	22
Series 21	14	14
Series 22	29	29
Series 23	22	22
Series 24	24	24
Series 25	22	22
Series 26	45	45
Series 27	16	16
Series 28	26	26
Series 29	22	22
Series 30	18	20
Series 31	27	27
Series 32	17	17
Series 33	10	10
Series 34	14	14
Series 35	11	11
Series 36	11	11
Series 37	7	7
Series 38	10	10
Series 39	9	9
Series 40	16	16
Series 41	21	22
Series 42	23	22
Series 43	23	22
Series 44	10	10
Series 45	30	31
Series 46	14	14

	513	515

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
During the year end March 31, 2007 the Fund received proceeds of $60,390 from the partial transfer on one operating limited partnership in Series 20, and $26,443 from one operating limited partnership in Series 20 which was disposed of in the prior year. Gain on disposition is included in Share of losses from operating limited partnerships in the Statement of Operations. A summary of the dispositions by Series for March 31, 2007 is as follows:

	Foreclosure of
	Underlying
	Operating	Partnership Proceeds	Gain/(Loss) on
	Partnership	from Disposition	Disposition

Series 20	—	$86,833	$26,443
Series 30	2	—	—
Series 41	1	—	—
Series 45	1	—	—

Total	4	$86,833	$26,443

During the year end March 31, 2006 the Fund disposed of three of the operating limited partnerships. Loss on disposition is included in Share of losses from operating limited partnerships in the Statement of Operations. A summary of the dispositions by Series for March 31, 2006 is as follows:

	Sale of Underlying
	Operating	Partnership Proceeds	Gain/(Loss) on
	Partnership	from Disposition	Disposition

Series 20	2	$420,525	$(533,792)
Series 41	1	—	—

Total	3	$420,525	$(533,792)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
Under the terms of the fund’s investment in each operating limited partnership, the fund is required to make capital contributions to the operating limited partnerships. These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations. At March 31, 2007 and 2006, contributions are payable to operating limited partnerships as follows:

	2007	2006

Series 20	$—	$—
Series 21	236,479	236,479
Series 22	18,770	20,270
Series 23	—	—
Series 24	9,999	9,999
Series 25	61,733	61,733
Series 26	29,490	29,490
Series 27	39,749	39,749
Series 28	40,968	40,968
Series 29	45,783	45,783
Series 30	127,396	127,396
Series 31	611,150	611,150
Series 32	298,561	484,756
Series 33	194,154	194,154
Series 34	8,244	8,244
Series 35	163,782	163,782
Series 36	—	—
Series 37	138,438	138,438
Series 38	—	—
Series 39	—	—
Series 40	8,694	8,694
Series 41	100	80,566
Series 42	713,474	613,343
Series 43	490,522	399,811
Series 44	781,022	1,014,622
Series 45	902,834	1,437,480
Series 46	590,543	2,120,652

	$5,511,885	$7,887,559

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2007 is summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$596,407,714	$24,751,070	$12,367,163

Acquisition costs of operating limited partnerships	46,182,831	3,540,340	1,923,140

Cumulative distributions from operating limited partnerships	(5,930,638)	(3,583,034)	(29,005)

Cumulative impairment loss in investments in operating limited partnerships	(119,419,547)	(3,632,396)	(666,047)

Cumulative losses from operating limited partnerships	(269,117,090)	(20,609,333)	(13,256,715)

Investments in operating limited partnerships per balance sheet	248,123,270	466,647	338,536

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A).	(8,796,109)	—	(336,415)

The fund has recorded acquisition costs at March 31, 2007 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(7,359,789)	(444,246)	(110,624)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	2,656,921	286,158	651,466

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(25,060,845)	(1,840,414)	(11,469,456)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	2,040,678	253,099	174,071

Cumulative impairment loss in investments in operating limited partnerships	119,419,547	3,632,396	666,047

Other	(4,679,655)	50,574	(15,363)

Equity per operating limited partnerships’ combined financial statements	$326,344,018	$2,404,214	$(10,101,738)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2007 is summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,290,375	$23,797,395	$15,476,459

Acquisition costs of operating limited partnerships	2,504,765	3,504,553	2,030,314

Cumulative distributions from operating limited partnerships	(117,070)	(54,252)	(129,022)

Cumulative impairment loss in investments in operating limited partnerships	(6,093,987)	(10,980,356)	(5,679,147)

Cumulative losses from operating limited partnerships	(13,917,805)	(15,531,271)	(11,195,567)

Investments in operating limited partnerships per balance sheet	666,278	736,069	503,037

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED

March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 22	Series 23	Series 24

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A).	(481,359)	(11,581)	(30,158)

The fund has recorded acquisition costs at March 31, 2007 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(484,368)	(436,119)	(516,941)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	259,228	179,850	95,695

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,247,844)	(643,361)	(1,113,789)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,346	46,426	61,209

Cumulative impairment loss in investments in operating limited partnerships	6,093,987	10,980,356	5,679,147

Other	(230,995)	(60,733)	267,290

Equity per operating limited partnerships’ combined financial statements	$3,691,273	$10,790,907	$4,945,490

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2007 is summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$21,923,156	$28,884,093	$16,971,891

Acquisition costs of operating limited partnerships	2,803,677	3,968,917	2,467,629

Cumulative distributions from operating limited partnerships	(193,570)	(234,202)	(63,479)

Cumulative impairment loss in investments in operating limited partnerships	(9,235,100)	(12,099,375)	(5,178,455)

Cumulative losses from operating limited partnerships	(12,361,303)	(13,765,519)	(6,750,108)

Investments in operating limited partnerships per balance sheet	2,936,860	6,753,914	7,447,478

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 25	Series 26	Series 27

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A).	(111,404)	(108,982)	(316,117)

The fund has recorded acquisition costs at March 31, 2007 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(689,409)	(73,142)	(369,748)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	335,542	123,194	205,532

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,058,927)	(1,357,174)	(1,144,901)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	48,848	195,682	—

Cumulative impairment loss in investments in operating limited partnerships	9,235,100	12,099,375	5,178,455

Other	(117,742)	(158,703)	(6,549)

Equity per operating limited partnerships’ combined financial statements	$9,578,868	$17,474,164	$10,994,150

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2007 is summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$28,566,056	$28,777,755	$15,301,412

Acquisition costs of operating limited partnerships	4,191,674	4,151,886	1,640,751

Cumulative distributions from operating limited partnerships	(348,994)	(25,213)	(108,307)

Cumulative impairment loss in investments in operating limited partnerships	(11,225,213)	(7,450,129)	(3,792,834)

Cumulative losses from operating limited partnerships	(12,513,636)	(19,232,490)	(7,285,423)

Investments in operating limited partnerships per balance sheet	8,669,887	6,221,809	5,755,599

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A).	(289,605)	(213,700)	(135,225)

The fund has recorded acquisition costs at March 31, 2007 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(596,128)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	129,668	265,241	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(35,156)	(351,867)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,284	7,039	7,712

Cumulative impairment loss in investments in operating limited partnerships	11,225,213	7,450,129	3,792,834

Other	(199,128)	(57,745)	(4,006)

Equity per operating limited partnerships’ combined financial statements	$18,952,110	$12,724,778	$9,181,213

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2007 is summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$31,876,958	$34,624,605	$19,377,023

Acquisition costs of operating limited partnerships	4,586,765	4,291,123	2,010,987

Cumulative distributions from operating limited partnerships	(45,289)	(79,227)	(15,577)

Cumulative impairment loss in investments in operating limited partnerships	(8,613,982)	(10,672,972)	(6,423,972)

Cumulative losses from operating limited partnerships	(18,695,717)	(16,158,885)	(7,075,466)

Investments in operating limited partnerships per balance sheet	9,108,735	12,004,644	7,872,995

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 31	Series 32	Series 33

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A).	(138,370)	(1,722,955)	(1,561,054)

The fund has recorded acquisition costs at March 31, 2007 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,741,159)	(624,017)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	125,347	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(430,417)	(577,133)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	80,765	42,262	9,684

Cumulative impairment loss in investments in operating limited partnerships	8,613,982	10,672,972	6,423,972

Other	(24,736)	(1,021,758)	(10,497)

Equity per operating limited partnerships’ combined financial statements	$17,257,706	$17,656,873	$12,111,083

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2007 is summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$25,653,300	$23,899,178	$15,344,983

Acquisition costs of operating limited partnerships	2,566,310	—	—

Cumulative distributions from operating limited partnerships	(14,947)	(9,906)	(32,324)

Cumulative impairment loss in investments in operating limited partnerships	(4,960,411)	(8,246,762)	(2,076,026)

Cumulative losses from operating limited partnerships	(13,200,001)	(8,246,762)	(5,637,646)

Investments in operating limited partnerships per balance sheet	10,044,251	7,395,748	7,598,987

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A).	(46,941)	(270,100)	(14,791)

The fund has recorded acquisition costs at March 31, 2007 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(134,193)	(983,084)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	6,464	78,017	3,061

Cumulative impairment loss in investments in operating limited partnerships	4,960,411	3,329,717	2,076,026

Other	(132,802)	(127,600)	(101,803)

Equity per operating limited partnerships’ combined financial statements	$14,535,849	$15,188,634	$8,578,396

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2007 is summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,523,608	$18,916,900	$16,754,556

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(58,132)	(181,687)	(59,627)

Cumulative impairment loss in investments in operating limited partnerships	(1,411,181)	(1,747,011)	(968,363)

Cumulative losses from operating limited partnerships	(6,288,501)	(5,424,878)	(5,577,823)

Investments in operating limited partnerships per balance sheet	10,765,794	11,563,324	10,148,743

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A).	(155,365)	—	—

The fund has recorded acquisition costs at March 31, 2007 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	303,810	59,461	279,219

Cumulative impairment loss in investments in operating limited partnerships	1,411,181	1,747,011	968,363

Other	23,360	(248,817)	(114,299)

Equity per operating limited partnerships’ combined financial statements	$12,348,780	$13,120,979	$11,282,026

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2007 is summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$19,600,548	$18,488,442	$20,052,055

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(44,519)	(371,940)	(21,569)

Cumulative impairment loss in investments in operating limited partnerships	(1,660,325)	(863,855)	(433,210)

Cumulative losses from operating limited partnerships	(5,091,876)	(6,692,831)	(5,545,418)

Investments in operating limited partnerships per balance sheet	12,803,828	10,559,816	14,051,858

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A).	(33,764)	(33,807)	(732,949)

The fund has recorded acquisition costs at March 31, 2007 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(79,682)	(56,627)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	78,811	1,049	43,002

Cumulative impairment loss in investments in operating limited partnerships	1,660,325	863,855	433,210

Other	(521,116)	(681,047)	(93,259)

Equity per operating limited partnerships’ combined financial statements	$13,988,084	$10,630,184	$13,645,235

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2007 is summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$26,948,907	$19,653,090	$29,906,775

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(54,962)	(3,287)	(45,373)

Cumulative impairment loss in investments in operating limited partnerships	(87,740)	—	(137,743)

Cumulative losses from operating limited partnerships	(7,983,572)	(4,587,352)	(4,579,677)

Investments in operating limited partnerships per balance sheet	18,822,633	15,062,451	25,143,982

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A).	(404,024)	(585,622)	(464,558)

The fund has recorded acquisition costs at March 31, 2007 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(215,258)	(265,828)	(55,734)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	454	23,309

Cumulative impairment loss in investments in operating limited partnerships	87,740	—	137,743

Other	(456,258)	(166,694)	(282,321)

Equity per operating limited partnerships’ combined financial statements	$17,834,833	$14,044,761	$24,502,421

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
     The fund’s investments in operating limited partnerships at March 31, 2007 is summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$21,679,961

Acquisition costs of operating limited partnerships	—

Cumulative distributions from operating limited partnerships	(6,124)

Cumulative impairment loss in investments in operating limited partnerships	—

Cumulative losses from operating limited partnerships	(1,911,515)

Investments in operating limited partnerships per balance sheet	19,762,322

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A).	(597,263)

The fund has recorded acquisition costs at March 31, 2007 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	4,594

Cumulative impairment loss in investments in operating limited partnerships	—

Other	(186,908)

Equity per operating limited partnerships’ combined financial statements	$18,982,745

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,541,297,322	$54,775,471	$22,344,476
Construction in progress	2,584,265	—	—
Land	126,949,029	6,112,210	2,839,206
Other assets	155,250,965	8,584,111	2,503,705

	$1,826,081,581	$69,471,792	$27,687,387

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$1,160,835,466	$60,927,523	$26,952,288
Accounts payable and accrued expenses	52,011,525	2,892,671	4,238,688
Other liabilities	169,036,479	4,264,249	6,440,489

	1,381,883,470	68,084,443	37,631,465

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	326,344,018	2,404,214	(10,101,738)
Other partners	117,854,093	(1,016,865)	157,660

	444,198,111	1,387,349	(9,944,078)

	$1,826,081,581	$69,471,792	$27,687,387

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$57,459,451	$55,298,676	$47,278,937
Construction in progress	—	—	—
Land	4,242,201	3,957,131	3,941,855
Other assets	5,601,328	4,839,730	8,919,524

	$67,302,980	$64,095,537	$60,140,316

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$50,848,416	$40,340,824	$43,724,105
Accounts payable and accrued expenses	4,996,821	5,976,190	2,675,302
Other liabilities	5,212,165	6,442,860	4,231,112

	61,057,402	52,759,874	50,630,519

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	3,691,273	10,790,907	4,945,490
Other partners	2,554,305	544,756	4,564,307

	6,245,578	11,335,663	9,509,797

	$67,302,980	$64,095,537	$60,140,316

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$50,300,943	$70,566,784	$59,994,350
Construction in progress	—	—	—
Land	3,701,408	5,310,128	6,005,394
Other assets	11,674,482	11,007,315	6,881,579

	$65,676,833	$86,884,227	$72,881,323

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$41,701,779	$56,033,901	$47,479,677
Accounts payable and accrued expenses	2,561,159	2,406,380	1,379,721
Other liabilities	7,188,320	7,108,635	7,866,743

	51,451,258	65,548,916	56,726,141

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	9,578,868	17,474,164	10,994,150
Other partners	4,646,707	3,861,147	5,161,032

	14,225,575	21,335,311	16,155,182

	$65,676,833	$86,884,227	$72,881,323

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$59,974,345	$48,228,627	$37,977,302
Construction in progress	—	762,669	—
Land	5,523,586	2,841,806	2,406,880
Other assets	5,681,186	7,975,184	3,780,041

	$71,179,117	$59,808,286	$44,164,223

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$42,235,892	$38,682,279	$25,739,941
Accounts payable and accrued expenses	1,810,619	2,051,823	1,123,378
Other liabilities	3,203,222	5,364,590	4,734,080

	47,249,733	46,098,692	31,597,399

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	18,952,110	12,724,778	9,181,213
Other partners	4,977,274	984,816	3,385,611

	23,929,384	13,709,594	12,566,824

	$71,179,117	$59,808,286	$44,164,223

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$64,350,573	$64,573,309	$54,018,851
Construction in progress	—	—	—
Land	4,509,212	4,333,042	5,245,180
Other assets	8,483,641	5,220,647	4,098,193

	$77,343,426	$74,126,998	$63,362,224

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$52,088,069	$41,177,616	$34,687,095
Accounts payable and accrued expenses	2,384,457	1,612,790	1,077,726
Other liabilities	6,345,881	6,638,420	3,632,646

	60,818,407	49,428,826	39,397,467

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	17,257,706	17,656,873	12,111,083
Other partners	(732,687)	7,041,299	11,853,674

	16,525,019	24,698,172	23,964,757

	$77,343,426	$74,126,998	$63,362,224

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$58,268,234	$48,928,612	$44,246,181
Construction in progress	—	—	—
Land	5,358,490	3,734,936	2,892,226
Other assets	5,036,027	4,248,883	3,772,011

	$68,662,751	$56,912,431	$50,910,418

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$44,905,137	$27,458,706	$34,528,734
Accounts payable and accrued expenses	1,973,438	1,305,356	1,312,017
Other liabilities	5,508,140	6,152,024	3,150,678

	52,386,715	34,916,086	38,991,429

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	14,535,849	15,188,634	8,578,396
Other partners	1,740,187	6,807,711	3,340,593

	16,276,036	21,996,345	11,918,989

	$68,662,751	$56,912,431	$50,910,418

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$44,273,876	$34,336,560	$29,306,003
Construction in progress	—	—	—
Land	2,432,620	2,144,257	1,801,039
Other assets	3,788,165	1,969,667	1,895,086

	$50,494,661	$38,450,484	$33,002,128

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$29,925,331	$17,770,963	$13,801,000
Accounts payable and accrued expenses	1,338,069	507,036	550,058
Other liabilities	2,903,791	1,497,243	1,605,420

	34,167,191	19,775,242	15,956,478

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	12,348,780	13,120,979	11,282,026
Other partners	3,978,690	5,554,263	5,763,624

	16,327,470	18,675,242	17,045,650

	$50,494,661	$38,450,484	$33,002,128

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$69,077,130	$100,306,645	$78,691,918
Construction in progress	—	—	910,798
Land	5,081,041	11,358,983	7,632,855
Other assets	3,932,712	7,822,951	7,314,680

	$78,090,883	$119,488,579	$94,550,251

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$48,804,534	$87,645,935	$55,433,372
Accounts payable and accrued expenses	795,632	1,392,844	1,997,529
Other liabilities	8,641,092	13,684,167	15,491,541

	58,241,258	102,722,946	72,922,442

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	13,988,084	10,630,184	13,645,235
Other partners	5,861,541	6,135,449	7,982,574

	19,849,625	16,765,633	21,627,809

	$78,090,883	$119,488,579	$94,550,251

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$75,792,738	$74,716,003	$90,561,325
Construction in progress	910,798	—	—
Land	6,722,781	7,662,597	6,919,644
Other assets	5,423,993	5,925,465	6,269,483

	$88,850,310	$88,304,065	$103,750,452

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$50,604,615	$58,517,814	$62,489,405
Accounts payable and accrued expenses	1,312,942	1,039,876	958,406
Other liabilities	12,789,864	9,217,947	6,703,948

	64,707,421	68,775,637	70,151,759

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	17,834,833	14,044,761	24,502,421
Other partners	6,308,056	5,483,667	9,096,272

	24,142,889	19,528,428	33,598,693

	$88,850,310	$88,304,065	$103,750,452

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$45,650,002
Construction in progress	—
Land	2,238,321
Other assets	2,601,176

$50,489,499

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$26,330,515
Accounts payable and accrued expenses	340,597
Other liabilities	3,017,212

29,688,324

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund IV L.P.	18,982,745
Other partners	1,818,430

20,801,175

$50,489,499

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$223,803,611	$12,391,186	$5,300,933
Interest and other	10,643,323	866,290	97,796

	234,446,934	13,257,476	5,398,729

Expenses
Interest	68,435,349	3,537,350	1,899,645
Depreciation and amortization	70,717,050	3,246,395	903,438
Taxes and insurance	31,559,531	1,728,037	804,983
Repairs and maintenance	39,016,066	2,960,790	920,971
Operating expenses	71,981,623	3,600,467	2,659,436
Other expenses	5,224,985	174,722	521,819

	286,934,604	15,247,761	7,710,292

NET LOSS	$(52,487,670)	$(1,990,285)	$(2,311,563)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(33,177,612)	$(1,426,085)	$(1,683,910)

Net loss allocated to other partners	$(19,310,058)	$(564,200)	$(627,653)

*	Amounts include $954,063, $1,516,096, $924,513, $538,820, $470,714, $232,192, $451,831, $42,069, $17,733, $272,142, $216,339, $85,277, $134,193, $383,113, $20,986, $37,474, and $36,853 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 35, 36, 41, 42, and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$10,048,198	$9,059,794	$8,867,847
Interest and other	609,833	484,603	226,750

	10,658,031	9,544,397	9,094,597

Expenses
Interest	2,780,676	2,673,560	2,641,719
Depreciation and amortization	2,799,471	2,340,767	2,495,640
Taxes and insurance	1,640,229	1,393,441	1,198,941
Repairs and maintenance	2,384,485	1,857,268	1,634,761
Operating expenses	3,253,100	3,359,417	2,972,839
Other expenses	265,709	271,509	163,594

	13,123,670	11,895,962	11,107,494

NET LOSS	$(2,465,639)	$(2,351,565)	$(2,012,897)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,232,973)	$(1,124,473)	$(1,112,493)

Net loss allocated to other partners	$(1,232,666)	$(1,227,092)	$(900,404)

*	Amounts include $954,063, $1,516,096, $924,513, $538,820, $470,714, $232,192, $451,831, $42,069, $17,733, $272,142, $216,339, $85,277, $134,193, $383,113, $20,986, $37,474, and $36,853 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 35, 36, 41, 42, and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$11,647,045	$11,318,577	$9,396,126
Interest and other	267,081	609,364	396,830

	11,914,126	11,927,941	9,792,956

Expenses
Interest	3,039,392	2,622,945	3,006,055
Depreciation and amortization	2,654,897	3,192,660	2,558,421
Taxes and insurance	1,607,104	1,906,127	1,330,339
Repairs and maintenance	2,421,778	1,998,370	1,178,502
Operating expenses	3,645,071	3,835,707	2,597,598
Other expenses	171,849	291,697	250,466

	13,540,091	13,847,506	10,921,381

NET LOSS	$(1,625,965)	$(1,919,565)	$(1,128,425)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,240,352)	$(1,582,875)	$(465,492)

Net loss allocated to other partners	$(385,613)	$(336,690)	$(662,933)

*	Amounts include $954,063, $1,516,096, $924,513, $538,820, $470,714, $232,192, $451,831, $42,069, $17,733, $272,142, $216,339, $85,277, $134,193, $383,113, $20,986, $37,474, and $36,853 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 35, 36, 41, 42, and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$9,301,803	$6,698,799	$5,914,133
Interest and other	231,819	482,363	230,887

	9,533,622	7,181,162	6,145,020

Expenses
Interest	2,156,694	2,309,862	1,275,647
Depreciation and amortization	2,883,553	2,495,969	1,591,985
Taxes and insurance	1,276,962	1,050,661	856,044
Repairs and maintenance	1,622,246	775,397	1,089,070
Operating expenses	2,822,016	2,488,430	2,514,603
Other expenses	282,870	169,491	169,064

	11,044,341	9,289,810	7,496,413

NET LOSS	$(1,510,719)	$(2,108,648)	$(1,351,393)

Net loss allocated to Boston Capital Tax Credit Fund IV L.P. *	$(929,420)	$(2,057,881)	$(789,792)

Net loss allocated to other partners	$(581,299)	$(50,767)	$(561,601)

*	Amounts include $954,063, $1,516,096, $924,513, $538,820, $470,714, $232,192, $451,831, $42,069, $17,733, $272,142, $216,339, $85,277, $134,193, $383,113, $20,986, $37,474, and $36,853 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 35, 36, 41, 42, and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$10,547,736	$8,373,401	$7,332,348
Interest and other	445,160	377,425	286,449

	10,992,896	8,750,826	7,618,797

Expenses
Interest	2,497,250	2,503,320	2,349,667
Depreciation and amortization	3,140,820	3,368,938	2,782,481
Taxes and insurance	1,579,663	1,371,555	1,032,572
Repairs and maintenance	1,871,323	1,341,279	1,151,212
Operating expenses	3,679,109	3,062,101	2,133,502
Other expenses	378,081	230,661	78,500

	13,146,246	11,877,854	9,527,934

NET LOSS	$(2,153,350)	$(3,127,028)	$(1,909,137)

Net loss allocated to Boston Capital
Tax Credit Fund IV L.P. *	$(2,133,230)	$(2,406,146)	$(808,982)

Net loss allocated to other partners	$(20,120)	$(720,882)	$(1,100,155)

*	Amounts include $954,063, $1,516,096, $924,513, $538,820, $470,714, $232,192, $451,831, $42,069, $17,733, $272,142, $216,339, $85,277, $134,193, $383,113, $20,986, $37,474, and $36,853 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 35, 36, 41, 42, and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$7,931,897	$6,140,098	$6,135,382
Interest and other	401,957	612,139	325,029

	8,333,854	6,752,237	6,460,411

Expenses
Interest	2,895,182	1,932,620	1,973,693
Depreciation and amortization	2,988,275	2,122,519	1,958,002
Taxes and insurance	1,206,972	927,178	766,342
Repairs and maintenance	1,258,621	1,120,640	1,262,901
Operating expenses	2,379,093	1,935,520	2,235,980
Other expenses	91,276	87,166	85,502

	10,819,419	8,125,643	8,282,420

NET LOSS	$(2,485,565)	$(1,373,406)	$(1,822,009)

Net loss allocated to Boston Capital
Tax Credit Fund IV L.P. *	$(1,745,646)	$(758,589)	$(964,957)

Net loss allocated to other partners	$(739,919)	$(614,817)	$(857,052)

*	Amounts include $954,063, $1,516,096, $924,513, $538,820, $470,714, $232,192, $451,831, $42,069, $17,733, $272,142, $216,339, $85,277, $134,193, $383,113, $20,986, $37,474, and $36,853 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 35, 36, 41, 42, and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$5,780,159	$4,272,561	$3,415,222
Interest and other	203,491	261,503	260,376

	5,983,650	4,534,064	3,675,598

Expenses
Interest	1,759,262	1,184,723	861,982
Depreciation and amortization	2,157,259	1,544,295	1,401,524
Taxes and insurance	928,551	656,027	584,482
Repairs and maintenance	773,064	690,377	507,880
Operating expenses	1,967,261	1,181,037	1,097,258
Other expenses	81,111	96,387	134,915

	7,666,508	5,352,846	4,588,041

NET LOSS	$(1,682,858)	$(818,782)	$(912,443)

Net loss allocated to Boston Capital
Tax Credit Fund IV L.P. *	$(1,082,174)	$(520,255)	$(658,296)

Net loss allocated to other partners	$(600,684)	$(298,527)	$(254,147)

*	Amounts include $954,063, $1,516,096, $924,513, $538,820, $470,714, $232,192, $451,831, $42,069, $17,733, $272,142, $216,339, $85,277, $134,193, $383,113, $20,986, $37,474, and $36,853 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 35, 36, 41, 42, and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$8,352,119	$13,843,738	$10,640,524
Interest and other	472,864	765,601	361,814

	8,824,983	14,609,339	11,002,338

Expenses
Interest	3,199,525	5,664,851	3,643,888
Depreciation and amortization	2,830,886	4,244,276	3,475,261
Taxes and insurance	1,143,135	1,521,628	1,194,434
Repairs and maintenance	1,276,870	2,303,270	1,754,249
Operating expenses	2,176,009	3,330,737	3,107,383
Other expenses	84,508	250,751	278,282

	10,710,933	17,315,513	13,453,497

NET LOSS	$(1,885,950)	$(2,706,174)	$(2,451,159)

Net loss allocated to Boston Capital
Tax Credit Fund IV L.P. *	$(923,278)	$(1,204,255)	$(1,198,022)

Net loss allocated to other partners	$(962,672)	$(1,501,919)	$(1,253,137)

*	Amounts include $954,063, $1,516,096, $924,513, $538,820, $470,714, $232,192, $451,831, $42,069, $17,733, $272,142, $216,339, $85,277, $134,193, $383,113, $20,986, $37,474, and $36,853 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 35, 36, 41, 42, and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45

Revenue
Rent	$8,570,522	$8,229,537	$9,932,831
Interest and other	398,146	380,920	394,900

	8,968,668	8,610,457	10,327,731

Expenses
Interest	2,752,516	3,003,679	2,822,430
Depreciation and amortization	3,382,802	3,217,574	3,558,240
Taxes and insurance	874,216	1,232,899	1,242,563
Repairs and maintenance	1,437,959	1,463,297	1,397,354
Operating expenses	2,818,987	2,451,153	3,255,983
Other expenses	144,715	301,237	124,622

	11,411,195	11,669,839	12,401,192

NET LOSS	$(2,442,527)	$(3,059,382)	$(2,073,461)

Net loss allocated to Boston Capital
Tax Credit Fund IV L.P. *	$(1,267,245)	$(1,605,918)	$(1,472,954)

Net loss allocated to other partners	$(1,175,282)	$(1,453,464)	$(600,507)

*	Amounts include $954,063, $1,516,096, $924,513, $538,820, $470,714, $232,192, $451,831, $42,069, $17,733, $272,142, $216,339, $85,277, $134,193, $383,113, $20,986, $37,474, and $36,853 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 35, 36, 41, 42, and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46

Revenue
Rent	$4,361,095
Interest and other	191,933

4,553,028

Expenses
Interest	1,447,216
Depreciation and amortization	1,380,702
Taxes and insurance	504,446
Repairs and maintenance	562,132
Operating expenses	1,421,826
Other expenses	44,481

5,360,803

NET LOSS	$(807,775)

Net loss allocated to Boston Capital
Tax Credit Fund IV L.P. *	$(781,919)

Net loss allocated to other partners	$(25,856)

*	Amounts include $954,063, $1,516,096, $924,513, $538,820, $470,714, $232,192, $451,831, $42,069, $17,733, $272,142, $216,339, $85,277, $134,193, $383,113, $20,986, $37,474, and $36,853 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 35, 36, 41, 42, and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
For Series 29, loss allocated does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
For Series 29, loss allocated does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
For Series 29, loss allocated does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
For Series 29, loss allocated does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
For Series 29, loss allocated does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
For Series 29, loss allocated does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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

For Series 29, loss allocated does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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

For Series 29, loss allocated does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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

For Series 29, loss allocated does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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

For Series 29, loss allocated does not reflect $1,112,841 in losses suspended in prior years for one of the operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE D — NOTES RECEIVABLE
Notes receivable at March 31, 2007 and 2006 consist of advance installments of $2,192,642 and $2,714,233, respectively, of capital contributions to operating limited partnerships. The notes are comprised of noninterest bearing and interest bearing notes with rates ranging from prime to prime + 1%. Prime was 8.25% and 7.75% as of March 31, 2007 and 2006, respectively. These notes are secured by future installments of capital contributions or paid upon demand. The carrying value of the notes receivable at March 31, 2007 and 2006 approximates fair value. The notes at March 31, 2007 and 2006 by series are as follows:

	2007	2006

Series 20	$—	$—
Series 21	236,476	236,476
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	129,062	129,062
Series 27	—	—
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	570,454	570,454
Series 32	46,908	46,908
Series 33	—	32,300
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	—	67,239
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	—
Series 42	614,966	494,442
Series 43	186,626	837,352
Series 44	108,150	—
Series 45	300,000	300,000
Series 46	—	—

	$2,192,642	$2,714,233

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE E —	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(68,558,515)	$(830,291)	$(467,446)

Operating limited partnership rents received in advance	(51,944)	(6,287)	1,088

Accrued partnership fund management fee not deducted for income tax purposes	4,976,733	12,729	225,840

Other	(144,826)	200,242	434,796

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(6,334,408)	(954,063)	(1,516,096)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(6,614,425)	(60,192)	(191,239)

Impairment loss not recognized for tax purposes	32,074,118	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(4,221,621)	(1,985,701)	19,172

Income (loss) for tax return purposes, December 31, 2006	$(48,874,888)	$(3,623,563)	$(1,493,885)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE E —	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(759,153)	$(2,190,568)	$(1,245,575)

Operating limited partnership rents received in advance	766	707	(11,711)

Accrued partnership fund management fee not deducted for income tax purposes	254,591	240,264	227,736

Other	42,887	(31,651)	103,321

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(924,513)	(538,820)	(470,714)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(130,185)	(389,380)	56,183

Impairment loss not recognized for tax purposes	141,554	1,309,291	311,279

Difference due to fiscal year for book purposes and calendar year for tax purposes	(21,323)	17,908	11,164

Income (loss) for tax return purposes, December 31, 2006	$(1,395,376)	$(1,582,249)	$(1,018,317)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE E —	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$(4,602,731)	$(4,098,003)	$(2,229,898)

Operating limited partnership rents received in advance	16,371	(3,521)	(822)

Accrued partnership fund management fee not deducted for income tax purposes	207,676	334,760	315,204

Other	280,564	121,420	(49,425)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(232,192)	(451,831)	(42,069)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(22,976)	(418,253)	(464,168)

Impairment loss not recognized for tax purposes	3,259,647	2,474,839	1,443,337

Difference due to fiscal year for book purposes and calendar year for tax purposes	22,842	25,099	17,485

Income (loss) for tax return purposes, December 31, 2006	$(1,070,799)	$(2,015,490)	$(1,010,356)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(5,760,322)	$(4,297,339)	$(2,864,146)

Operating limited partnership rents received in advance	(343)	(20,001)	(417)

Accrued partnership fund management fee not deducted for income tax purposes	159,116	297,980	103,544

Other	(182,666)	(479,690)	(298,815)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(17,733)	(272,142)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(275,456)	(212,032)	(168,081)

Impairment loss not recognized for tax purposes	4,492,232	2,134,182	1,802,959

Difference due to fiscal year for book purposes and calendar year for tax purposes	(23,834)	(72,483)	(1,201,753)

Income (loss) for tax return purposes, December 31, 2006	$(1,609,006)	$(2,921,525)	$(2,626,709)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(4,208,462)	$(5,934,668)	$(2,627,734)

Operating limited partnership rents received in advance	(516)	(12,628)	1,978

Accrued partnership fund management fee not deducted for income tax purposes	397,440	281,539	123,964

Other	65,932	548,623	(18,022)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(216,339)	(85,277)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(384,287)	(157,709)	(113,713)

Impairment loss not recognized for tax purposes	1,868,297	3,206,031	1,623,633

Difference due to fiscal year for book purposes and calendar year for tax purposes	49,969	(21,138)	56,783

Income (loss) for tax return purposes, December 31, 2006	$(2,427,966)	$(2,175,227)	$(953,111)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(3,857,900)	$(2,366,309)	$(2,207,906)

Operating limited partnership rents received in advance	(16)	(131)	(4,303)

Accrued partnership fund management fee not deducted for income tax purposes	293,196	138,360	160,599

Other	320,683	(27,490)	(282,747)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(134,193)	(383,113)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(171,466)	(227,129)	(79,042)

Impairment loss not recognized for tax purposes	1,719,140	1,344,664	1,355,286

Difference due to fiscal year for book purposes and calendar year for tax purposes	11,472	(36,771)	101,775

Income (loss) for tax return purposes, December 31, 2006	$(1,684,891)	$(1,308,999)	$(1,339,451)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(1,477,871)	$(1,510,973)	$(1,538,626)

Operating limited partnership rents received in advance	(4,727)	(5,725)	—

Accrued partnership fund management fee not deducted for income tax purposes	139,864	114,400	21,800

Other	(32,983)	16,250	809

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(216,951)	(177,582)	(184,103)

Impairment loss not recognized for tax purposes	118,300	713,167	619,347

Difference due to fiscal year for book purposes and calendar year for tax purposes	(72,972)	60,173	90,503

Income (loss) for tax return purposes, December 31, 2006	$(1,547,340)	$(790,290)	$(990,270)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(2,177,601)	$(2,288,843)	$(1,983,150)

Operating limited partnership rents received in advance	1,545	504	1,130

Accrued partnership fund management fee not deducted for income tax purposes	160,018	274,440	252,320

Other	66,162	(371,884)	4,923

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(20,986)	(37,474)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(207,184)	(359,436)	(119,870)

Impairment loss not recognized for tax purposes	898,784	599,094	413,572

Difference due to fiscal year for book purposes and calendar year for tax purposes	(3,560)	11,322	(489,737)

Income (loss) for tax return purposes, December 31, 2006	$(1,261,836)	$(2,155,789)	$(1,958,286)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$(1,885,910)	$(1,993,000)	$(2,082,580)

Operating limited partnership rents received in advance	(55)	565	(5,395)

Accrued partnership fund management fee not deducted for income tax purposes	66,780	59,701	67,737

Other	(494,346)	770,939	(977,379)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	(36,853)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(273,055)	(357,490)	(788,160)

Impairment loss not recognized for tax purposes	87,740	—	137,743

Difference due to fiscal year for book purposes and calendar year for tax purposes	(122,367)	(473,497)	51,550

Income (loss) for tax return purposes, December 31, 2006	$(2,621,213)	$(1,992,782)	$(3,633,337)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE E —	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(1,071,510)

Operating limited partnership rents received in advance	—

Accrued partnership fund management fee not deducted for income tax purposes	45,135

Other	124,721

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(521,469)

Impairment loss not recognized for tax purposes	—

Difference due to fiscal year for book purposes and calendar

year for tax purposes	(243,702)

Income (loss) for tax return purposes, December 31, 2006	$(1,666,825)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE E —	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN
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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(3,113,385)	$(2,628,987)	$(1,105,751)

Operating limited partnership rents received in advance	(10,586)	(83)	(2,758)

Accrued partnership fund management fee not deducted for income tax purposes	293,195	103,360	160,598

Other	(180,665)	(86,076)	384,539

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	(271,441)

Excess of tax depreciation over book depreciation on operating limited partnership assets	167,716)	(208,466)	(489,827)

Impairment loss not recognized for tax purposes	827,013	1,094,311	300,681

Difference due to fiscal year for book purposes and calendar year for tax purposes	11,769	108,639	16,828

Income (loss) for tax return purposes, December 31, 2005	$(2,340,375)	$(1,617,302)	$(1,007,131)

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

NOTE E —	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships — tax return December 31, 2006	$301,968,575	$117,864	$(389,290)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	25,060,845	1,840,414	11,469,456

Impairment loss in investment in operating limited partnerships	(119,419,547)	(3,632,396)	(666,047)

Historic tax credits — cumulative	978,267	570,617	—

Less share of loss — three months ended March 31, 2007	(2,656,921)	(286,158)	(651,466)

Impairment loss not recognized for tax purposes	(474,116)	—	(474,116)

Other	42,666,167	1,856,306	(8,950,001)

Investments in operating limited partnerships — as reported	$248,123,270	$466,647	$338,536

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE E —	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships — tax return December 31, 2006	$2,310,705	$7,149,993	$4,488,600

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,247,844	643,361	1,113,789

Impairment loss in investment in operating limited partnerships	(6,093,987)	(10,980,356)	(5,679,147)

Historic tax credits — cumulative	223,537	—	—

Less share of loss — three months ended March 31, 2007	(259,228)	(179,850)	(95,695)

Impairment loss not recognized for tax purposes	—	—	—

Other	2,237,407	4,102,921	675,490

Investments in operating limited partnerships — as reported	$666,278	$736,069	$503,037

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE E —	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships — tax return December 31, 2006	$9,473,603	$12,485,256	$7,857,946

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,058,927	1,357,174	1,144,901

Impairment loss in investment in operating limited partnerships	(9,235,100)	(12,099,375)	(5,178,455)

Historic tax credits — cumulative	—	—	—

Less share of loss — three months ended March 31, 2007	(335,542)	(123,194)	(205,532)

Impairment loss not recognized for tax purposes	—	—	—

Other	974,972	5,134,053	3,828,618

Investments in operating limited partnerships — as reported	$2,936,860	$6,753,914	$7,447,478

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships — tax return December 31, 2006	$17,702,676	$11,866,201	$7,313,076

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	35,156	351,867	—

Impairment loss in investment in operating limited partnerships	(11,225,213)	(7,450,129)	(3,792,834)

Historic tax credits — cumulative	—	—	—

Less share of loss — three months ended March 31, 2007	(129,668)	(265,241)	—

Impairment loss not recognized for tax purposes	—	—	—

Other	2,286,936	1,719,111	2,235,357

Investments in operating limited partnerships — as reported	$8,669,887	$6,221,809	$5,755,599

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships — tax return December 31, 2006	$13,138,958	$20,626,115	$12,523,618

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	430,417	577,133	—

Impairment loss in investment in operating limited partnerships	(8,613,982)	(10,672,972)	(6,423,972)

Historic tax credits — cumulative	—	184,113	—

Less share of loss — three months ended March 31, 2007	(125,347)	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	4,278,689	1,290,255	1,773,349

Investments in operating limited partnerships — as reported	$9,108,735	$12,004,644	$7,872,995

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships — tax return December 31, 2006	$12,929,252	$12,918,165	$7,547,529

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	134,193	983,084

Impairment loss in investment in operating limited partnerships	(4,960,411)	(3,329,717)	(2,076,026)

Historic tax credits — cumulative	—	—	—

Less share of loss — three months ended March 31, 2007	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	2,075,410	2,590,152	1,144,400

Investments in operating limited partnerships — as reported	$10,044,251	$12,312,793	$7,598,987

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships — tax return December 31, 2006	$10,928,170	$11,484,450	$10,089,439

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	(1,411,181)	(1,747,011)	(968,363)

Historic tax credits — cumulative	—	—	—

Less share of loss — three months ended March 31, 2007	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	1,248,805	1,825,885	1,027,667

Investments in operating limited partnerships — as reported	$10,765,794	$11,563,324	$10,148,743

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships — tax return December 31, 2006	$13,014,929	$9,575,916	$12,857,752

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	79,682	56,627

Impairment loss in investment in operating limited partnerships	(1,660,325)	(863,855)	(433,210)

Historic tax credits — cumulative	—	—	—

Less share of loss — three months ended March 31, 2007	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	1,449,224	1,768,073	1,570,689

Investments in operating limited partnerships — as reported	$12,803,828	$10,559,816	$14,051,858

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE E — RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships — tax return December 31, 2006	$17,275,540	$14,744,033	$23,434,769

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	215,258	265,828	55,734

Impairment loss in investment in operating limited partnerships	(87,740)	—	(137,743)

Historic tax credits — cumulative	—	—	—

Less share of loss — three months ended March 31, 2007	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	1,419,575	52,590	1,791,222

Investments in operating limited partnerships — as reported	$18,822,633	$15,062,451	$25,143,982

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE E —	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

Series 46
Investments in operating limited partnerships — tax return December 31, 2006	$18,503,310

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—

Impairment loss in investment in operating limited partnerships	—

Historic tax credits — cumulative	—

Less share of loss — three months ended March 31, 2007	—

Impairment loss not recognized for tax purposes	—

Other	1,259,012

Investments in operating limited partnerships — as reported	$19,762,322

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE E —	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)
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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

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

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE G —	CASH EQUIVALENTS
On March 31, 2007 and 2006, the fund purchased $2,100,000 and $6,500,000 of bonds and preferred stock under agreements for resale on April 2, 2007 and April 1, 2006, respectively. Interest is earned at rates ranging from 0.4% to 3.0% per annum.
Cash equivalents of $7,119,552 and $4,620,737 as of March 31, 2007 and 2006, respectively, include tax-exempt sweep accounts and money market accounts with interest rates ranging from 0.40% to 5.05% per annum.

NOTE H —	CONTINGENCIES
M.R.H., L.P., an operating limited partnership, received a 60-day letter issued by the IRS proposing to reduce the amount of low-income housing tax credits allowable because it asserts that certain fees and other expenditures were not includible in the eligible basis of the property. The 60-day letter was the result of an IRS audit of the operating limited partnership’s books and records.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE H —	CONTINGENCIES (Continued)
On December 28, 2005 the Internal Revenue Service issued a Partial Agreement, Closing Agreement on Final Determination Covering Specific Matters for the years ending 2005 and 2006. Under this agreement the credits and depreciation expense adjustments applicable to 2000 and 2001 will be made in the years ending in 2005 and 2006 to avoid amending tax returns for the years 2000 and 2001. The M.R.H. lost approximately 18% or $52,688 in tax credits and $16,436 in depreciation expense for each year 2005 and 2006. The 2000 and 2001 audits are closed.
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
San Diego/Fox Hollow, LP (Hollywood Palms Apts.) and its limited partner, BCP/Fox Hollow LLC (Plaintiff) filed a lawsuit against the former operating general partner and its affiliates for breaches of various agreements. In December of 2004, a judgment was filed in the Superior Court of the State of California (San Diego County) awarding the plaintiffs the amount of $3,507,426 plus post-judgment interest at an annual rate of 10%. In addition, attorney’s fees for the plaintiffs were awarded in the amount of $1,125,000 plus $123,697 in costs. A State appeals court upheld the judgment in the fourth quarter of 2006. The investment general partner is currently pursuing payment of the judgments through mediation and/or seizure of assets.

Boston Capital Tax Credit Fund IV L.P.
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE J —	QUARTERLY FINANCIAL INFORMATION — UNAUDITED
The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter

2007

Total revenue	$96,641	$180,404	$171,753	$139,684

Loss from operations	(2,033,634)	(2,373,647)	(2,340,727)	(35,101,133)

Share of losses from operating limited partnerships	(5,912,337)	(5,819,208)	(5,669,553)	(9,415,663)

Net loss	(7,945,971)	(8,192,855)	(8,010,280)	(44,516,796)

Net loss per unit of limited partnership interest	(0.09)	(0.10)	(0.09)	(0.53)

2006

Total revenue	$139,242	$301,975	$254,500	$268,629

Loss from operations	(1,940,119)	(2,517,501)	(2,242,198)	(46,810,830)

Share of losses from operating limited partnerships	(5,762,412)	(5,695,728)	(5,548,996)	(17,108,412)

Net loss	(7,702,531)	(8,213,229)	(7,791,194)	(63,919,242)

Net loss per unit of limited partnership interest	(0.09)	(0.10)	(0.09)	(0.76)

2005

Total revenue	$245,733	$327,847	$307,547	$274,408

Loss from operations	(1,877,719)	(2,424,869)	(2,102,658)	(38,217,288)

Share of losses from operating limited partnerships	(6,411,458)	(6,026,011)	(5,963,455)	(16,791,683)

Net loss	(8,289,177)	(8,450,880)	(8,066,113)	(55,008,971)

Net loss per unit of limited partnership interest	(0.10)	(0.10)	(0.10)	(0.65)

Boston Capital Tax Credit Fund IV LP — Series 20
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
	Initial cost to company			acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated		Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	Date of construction	acquired	computed

2730 LAFFERTY ST	4,687,321	435,550	3,717,895	4,298,689	435,550	8,016,584	8,452,134	4,312,970	09/95	06/94	5-27.5
ASHBURY APTS	1,181,194	148,007	2,158,237	194,620	148,007	2,352,857	2,500,864	947,300	06/94	04/94	5-27.5
BENNETS PT	1,305,670	71,749	1,557,622	44,709	71,749	1,602,331	1,674,080	759,026	08/94	03/94	5-27.5
BRADLEY ELDERLY	777,273	4,000	986,204	(5,070)	4,000	981,134	985,134	443,211	03/95	08/94	5-27.5
CASCADES COMMONS	22,705,852	5,131,293	2,743,532	24,003,409	3,375,809	26,746,941	30,122,750	9,907,963	10/95	06/94	5-27.5
CLARKESVILLE ESTATES	670,932	28,550	838,235	92,746	28,550	930,981	959,531	482,604	09/94	06/94	5-27.5
COLLEGE GREEN	3,801,528	225,000	6,813,536	120,137	225,000	6,933,673	7,158,673	3,090,552	08/95	03/95	5-27.5
CONCORDIA HOUSING	1,428,230	0	1,997,510	11,092	0	2,008,602	2,008,602	658,867	07/95	08/94	10-40
COUSHATTA SR II	691,706	25,700	904,920	2,640	25,700	907,560	933,260	296,709	03/94	05/94	5-27.5
CYNTHIANA HOUSING	622,416	32,117	1,016,135	678,695	32,117	1,694,830	1,726,947	807,841	04/95	10/94	5-27.5
EAST DOUGLAS	1,927,765	23,913	2,593,259	1,471,378	23,913	4,064,637	4,088,550	1,611,888	12/95	07/94	5-27.5
EDISON LANE	702,340	6,900	951,249	845	6,900	952,094	958,994	408,358	10/95	09/94	5-27.5
EVERGREEN HILLS	2,631,020	157,537	4,337,312	623,152	157,537	4,960,464	5,118,001	2,529,093	01/95	08/94	5-27.5
FAIR OAKS	1,381,765	123,600	1,767,207	16,179	125,000	1,783,386	1,908,386	787,960	05/95	07/94	5-27.5
FLORAL ACRES	1,005,280	148,672	1,187,134	28,441	148,672	1,215,575	1,364,247	368,044	08/94	05/94	5-27.5
FOREST GLEN	1,297,025	84,800	1,663,592	30,607	84,800	1,694,199	1,778,999	779,868	02/95	07/94	5-27.5
FRANKLINTON ELDERLY	1,633,442	64,300	2,074,319	26,719	64,300	2,101,038	2,165,338	649,251	10/94	04/94	5-50
GOLDENROD LTD	7,091,928	800,000	13,425,210	144,172	770,000	13,569,382	14,339,382	5,976,829	06/95	04/94	5-27.5
HARRISONBURG	664,878	10,160	877,026	0	10,160	877,026	887,186	293,419	01/94	05/94	7-40
NORTHFIELD	2,672,285	192,208	4,326,388	2,256,883	193,208	6,583,271	6,776,479	2,891,803	05/95	06/94	5-27.5

Boston Capital Tax Credit Fund IV LP — Series 20
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
	Initial cost to company			acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated		Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	Date of construction	acquired	computed

SHADY LANE	911,256	60,000	1,157,181	174,280	60,000	1,331,461	1,391,461	438,127	10/93	05/94	5-27.5
VIRGINIA AVENUE	1,136,417	121,238	3,510,339	15,654	121,238	3,525,993	3,647,231	1,616,865	10/94	10/94	5-27.5

	60,927,523	7,895,294	60,604,042	34,229,977	6,112,210	94,834,019	100,946,229	40,058,548

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 20
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/94		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	47,152,331
Improvements, etc	0
Other	0

		$47,152,331
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/95		$47,152,331
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	6,999,847
Improvements, etc	50,521,023
Other	0

		$57,520,870
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$104,673,201
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	718,412
Other	0

		$718,412
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/97		$105,391,613

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 20 (continued)

Balance at close of period — 3/31/97		$105,391,613
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	286,982
Other	0

		$286,982
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$105,678,595
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	152,834
Other	0

		$152,834
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$105,831,429
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	55,995
Other	0

		$55,995
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$105,887,424

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 20 (continued)

Balance at close of period — 3/31/00		$105,887,424
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,819
Other	0

		$90,819
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$105,978,243
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	124,625
Other	0

		$124,625
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$106,102,868
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	277,236
Other	0

		$277,236
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$106,380,104

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 20 (continued)

Balance at close of period — 3/31/03		$106,380,104
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	112,540
Other	0

		$112,540
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$106,492,644
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	644,129
Other	0

		$644,129
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$107,136,773
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	188,228
Other	0

		$188,228
Deductions during period:
Cost of real estate sold	$(6,577,518)
Other	0

		$(6,577,518)

Balance at close of period — 3/31/06		$100,747,483

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 20 (continued)

Balance at close of period — 3/31/06		$100,747,783
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	198,746
Other	0

		$198,746
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$100,946,229

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 20 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/94		$0
Current year expense	$509,226

Balance at close of period — 3/31/95		$509,226
Current year expense	$2,750,192

Balance at close of period — 3/31/96		$3,259,418
Current year expense	$3,936,515

Balance at close of period — 3/31/97		$7,195,933
Current year expense	$3,837,060

Balance at close of period — 3/31/98		$11,032,933
Current year expense	$3,805,824

Balance at close of period — 3/31/99		$14,838,817
Current year expense	$3,729,052

Balance at close of period — 3/31/99		$18,567,869
Current year expense	$3,774,641

Balance at close of period — 3/31/01		$22,342,510
Current year expense	$3,752,932

Balance at close of period — 3/31/02		$26,095.442
Current year expense	$3,598,241

Balance at close of period — 3/31/03		$29,693,683
Current year expense	$3,509,864

Balance at close of period — 3/31/04		$33,203,547
Current year expense	$3,200,848

Balance at close of period — 3/31/05		$36,404,395
Current year expense	$3,126,679
Reduction for real-estate sod	(2,647,593)

Balance at close of period — 3/31/06		$36,883,481
Current year expense	$3,175,067

Balance at close of period — 3/31/07		$40,058,548

Boston Capital Tax Credit Fund II Limited Partnership — Series 21
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period

											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation
Description	Encumbrances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	is computed

ATLANTIC CITY	5,175,000	100,000	8,334,766	(8,334,766)	0	0	0	0	10/95	09/94	5-27.5
BLACK RIVER RUN	1,056,524	15,000	2,171,360	20,773	15,000	2,192,133	2,207,133	747,373	12/94	10/94	5-27.5
CAMPTON HOUSING	1,011,699	74,511	1,256,245	76,458	74,511	1,332,703	1,407,214	440,689	10/94	08/94	5-40
CATTARAGUS MANOR	1,063,034	56,630	1,238,241	134,146	58,230	1,372,387	1,430,617	448,146	04/95	08/94	5-27.5
CENTRUM FAIRFAX	5,986,865	1,160,250	7,247,614	128,681	1,160,250	7,376,295	8,536,545	2,020,371	09/95	11/94	5-30
CENTRUM FREDERICK	4,480,881	1,380,000	6,922,259	(41,682)	1,080,000	6,880,577	7,960,577	2,005,573	09/95	10/94	5-27.5
FORT HALIFAX	1,013,639	120,000	1,324,762	291,349	121,200	1,616,111	1,737,311	594,932	01/95	09/94	5-27.5
HAVELOCK MANOR	1,787,859	120,000	2,194,078	16,121	120,000	2,210,199	2,330,199	729,553	10/95	12/94	5-27.5
HOLLY VILLAGE	695,628	15,270	962,236	8,958	15,270	971,194	986,464	432,140	06/95	08/94	5-27.5
LIVE OAK VILLAGE	740,666	63,210	899,606	39,805	63,210	939,411	1,002,621	258,290	07/95	10/94	6-40
LOOKOUT RIDGE	538,263	62,000	1,639,096	0	62,000	1,639,096	1,701,096	715,236	12/94	12/94	5-27.5
PINEDALE II	1,214,942	27,906	2,876,158	8,568	12,906	2,884,726	2,897,632	960,907	12/94	10/94	5-27.5
PUMPHOUSE CROSSING	1,093,849	10,000	2,431,087	(1,138,686)	10,000	1,292,401	1,302,401	142,401	12/94	10/94	5-27.5
TOWERVIEW	1,093,439	46,629	1,571,026	90,790	46,629	1,661,816	1,708,445	528,962	05/95	11/94	5-27.5

	26,952,288	3,251,406	41,068,534	(8,699,485)	2,839,206	32,369,049	35,208,255	10,024,573

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 21
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/94		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,011,014
Improvements, etc	0
Other	0

		$14,011,014
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0

Balance at close of period — 3/31/95		$14,011,014
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	31,821,601
Improvements, etc	693,221
Other	0

		$32,514,822
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$46,525,836
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	102,815
Other	0

		$102,815
Deductions during period:
Cost of real estate sold	$(1,512,675)
Other	(193,671)

		$(1,706,346)

Balance at close of period — 3/31/97		$44,922,305

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 21 (continued)

Balance at close of period — 3/31/97		$44,922,305
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	108,749
Other	0

		$108,749
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$45,031,054
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	77,404
Other	0

		$77,404
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$45,108,458
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	135,007
Other	0

		$135,007
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$45,243,465

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP Series — 21 (continued)

Balance at close of period — 3/31/00			$45,243,465
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	38,153
Other	0

			$38,153
Deductions during period:
Cost of real estate sold	$0
Other	0

		$

Balance at close of period — 3/31/01			$45,281,618
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	46,621
Other	0

			$46,621
Deductions during period:
Cost of real estate sold	$0
Other	(9,396,711)

			$(9,396,711)

Balance at close of period — 3/31/02			$35,931,528
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	49,741
Other	0

			$49,741
Deductions during period:
Cost of real estate sold	$0
Other	0

			$0

Balance at close of period — 3/31/03			$35,981,269

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP Series — 21 (continued)

Balance at close of period — 3/31/03		$35,981,269
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	60,060
Other	0
		$60,060
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$36,041,329
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	55
Other	0

		$55
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$36,041,384
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	36,527
Other	0

		$36,527
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$36,077,911

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP Series — 21 (continued)

Balance at close of period — 3/31/06		$36,077,911
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	291,849
Other	0

		$291,849
Deductions during period:
Cost of real estate sold	$0
Other	(1,161,505)

		$(1,161,505)

Balance at close of period — 3/31/07		$35,208,255

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP Series — 21 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/94		$0
Current year expense	$117,569

Balance at close of period — 3/31/95		$117,569
Current year expense	$790,213

Balance at close of period — 3/31/96		$907,782
Current year expense	$1,104,203

Balance at close of period — 3/31/97		$2,011,985
Current year expense	$1,204,163

Balance at close of period — 3/31/98		$3,216,148
Current year expense	$1,204,255

Balance at close of period — 3/31/99		$4,420,403
Current year expense	$1,205,452

Balance at close of period — 3/31/00		$5,625,855
Current year expense	$1,193,549

Balance at close of period — 3/31/01		$6,819,404
Current year expense	$(503,421)

Balance at close of period — 3/31/02		$6,315,983
Current year expense	$899,792

Balance at close of period — 3/31/03		$7,215,775
Current year expense	$891,369

Balance at close of period — 3/31/04		$8,107,144
Current year expense	$876,005

Balance at close of period — 3/31/05		$8,983,149
Current year expense	$855,782

Balance at close of period — 3/31/06		$9,838,931
Current year expense	$185,642

Balance at close of period — 3/31/07		$10,024,573

Boston Capital Tax Credit Fund IV Limited Partnership — Series 22
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
	Initial cost to company			acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed
ALBAMARLE VILLAGE	1,393,432	91,280	1,720,443	27,004	91,280	1,747,447	1,838,727	830,145	09/94	09/94	5-27.5
BAYOU CROSSING	8,413,049	867,209	16,061,472	74,388	857,500	16,135,860	16,993,360	4,910,257	01/96	11/94	12-39
BELLWOOD LP	1,215,367	64,715	1,505,852	103,460	64,715	1,609,312	1,674,027	496,564	07/95	09/95	5-27.5
BIRCH RIDGE	2,800,000	178,000	0	5,712,476	178,000	5,712,476	5,890,476	1,686,241	03/96	01/95	5-40
BLACK RIVER RUN	1,056,524	15,000	2,171,360	20,773	15,000	2,192,133	2,207,133	747,373	12/94	04/95	5-27.5
CLARENDON COURT	1,413,376	41,930	1,799,906	4,553	41,930	1,804,459	1,846,389	804,212	04/95	10/94	7-27.5
COBBLESTONE	1,378,434	79,567	1,679,627	7,902	79,567	1,687,529	1,767,096	803,899	05/94	01/95	5-27.5
CONCORDIA II	1,459,019	169,820	1,854,563	16,836	179,040	1,871,399	2,050,439	636,359	11/95	01/95	10-40
CONCORDIA III	1,443,407	0	0	1,916,775	172,090	1,916,775	2,088,865	634,067	12/95	02/95	10-40
CRYSTAL CITY FESTUS	1,227,748	120,732	3,137,651	63,977	120,732	3,201,628	3,322,360	1,370,537	11/95	01/95	5-27.5
DRAKES BRANCH	1,233,753	75,473	1,511,490	(47,139)	75,473	1,464,351	1,539,824	659,341	06/95	01/95	5-27.5
EDMOND PROP	3,539,341	160,000	0	7,037,006	160,000	7,037,006	7,197,006	2,215,175	03/96	11/94	5-27.5
ELKS TOWER	766,681	10,000	1,344,357	304,286	10,000	1,648,643	1,658,643	527,237	12/96	10/95	27.5
FONDA LP	985,593	25,000	1,310,014	99,865	25,000	1,409,879	1,434,879	672,522	10/94	12/94	5-27.5
GOLDENROD	7,091,928	770,000	13,323,746	245,636	770,000	13,569,382	14,339,382	5,976,829	06/95	03/95	7-27.5
KIMBARK 1200	1,912,989	495,120	3,102,192	73,078	495,120	3,175,270	3,670,390	894,044	12/95	09/95	40
LAKE STREET	1,328,081	20,000	1,846,543	217,807	20,000	2,064,350	2,084,350	638,175	09/95	04/95	5-27.5
LAKE CITY	1,258,087	111,455	1,542,929	3,811	111,455	1,546,740	1,658,195	523,596	08/98	06/98	5-27.5
LOST TREE	1,448,997	85,000	4,510,201	59,184	85,000	4,569,385	4,654,385	1,472,946	06/95	04/95	5-27.5
MARKSVILLE SQUARE	932,582	66,000	250,449	1,014,633	66,000	1,265,082	1,331,082	356,933	01/96	01/95	5-40
PHILADELPHIA HOUSING I	531,581	13,750	757,989	57,607	13,750	815,596	829,346	198,765	08/95	07/95	5-27.5

Boston Capital Tax Credit Fund IV LP — Series 22
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
	Initial cost to company			acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed
PHILADELPHIA HOUSING II	830,596	25,000	1,219,579	48,765	25,000	1,268,344	1,293,344	307,614	08/95	07/95	5-27.5
QUANKEY HILLS	979,947	51,368	1,189,397	6,555	51,368	1,195,952	1,247,320	538,630	03/95	01/95	5-27.5
RICHMOND HARDIN	750,722	55,000	2,143,538	59,931	55,232	2,203,469	2,258,701	1,010,361	02/95	12/94	5-27.5
ROXBURY VETERANS	1,049,763	0	0	1,291,664	27,956	1,291,664	1,319,620	506,662	05/97	12/96	5-27.5
SACRAMENTO APTS	423,096	18,000	575,442	0	18,000	575,442	593,442	244,498	09/95	08/95	5-27.5
SALEM LP	902,587	33,093	1,132,389	6,801	33,093	1,139,190	1,172,283	521,165	12/94	01/95	5-27.5
SWEDESBORO HOUSING	1,433,022	168,295	1,814,291	(9,755)	168,295	1,804,536	1,972,831	573,054	06/95	07/95	5-27.5
TROY VILLA	1,648,714	231,605	4,084,841	114,644	231,605	4,199,485	4,431,090	1,906,132	06/95	12/94	5-27.5

	50,848,416	4,042,412	71,590,261	18,532,523	4,242,201	90,122,784	94,364,985	32,663,333

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2006.
There we no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 22
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/94		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,699,758
Improvements, etc	0
Other	0

		$2,699,758
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/95		$2,699,758
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	75,121,060
Improvements, etc	15,793
Other	0

		$75,136,853
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$77,836,611
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	16,438,316
Other	0

		$16,438,316
Deductions during period:
Cost of real estate sold	(3,852,006)
Other	0

		$(3,852,006)

Balance at close of period — 3/31/97		$90,422,921

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 22 (Continued)

Balance at close of period — 3/31/97		$90,422,921
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,217,148
Other	0

		$1,217,148
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$91,640,069
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	1,515,875
Improvements, etc	64,662
Other	0

		$1,580,537
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$93,220,606
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	186,728
Other	0

		$186,728
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$93,407,334

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 22 (Continued)

Balance at close of period — 3/31/00		$93,407,334
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	5,064
Other	0

		$5,064
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$93,412,398
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	122,651
Other	0

		$122,651
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$93,535,049
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	47,075
Other	0

		$47,075
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$93,582,124

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 22 (Continued)

Balance at close of period — 3/31/03		$93,582,124
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	340,272
Other	0

		$340,272
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$93,922,396
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,649
Other	0

		$56,649
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$93,979,045
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	158,932
Other	0

		$158,932
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$94,137,977

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 22 (Continued)

Balance at close of period — 3/31/06		$94,137,977
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	227,008
Other	0

		$227,008
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$94,364,985

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 22 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/94		$0
Current year expense	$16,389

Balance at close of period — 3/31/95		$16,389
Current year expense	$1,685,278

Balance at close of period — 3/31/96		$1,701,667
Current year expense	$2,638,228

Balance at close of period — 3/31/97		$4,339,895
Current year expense	$2,931,844

Balance at close of period — 3/31/98		$7,271,739
Current year expense	$2,937,708

Balance at close of period — 3/31/99		$10,209,447
Current year expense	$2,916,355

Balance at close of period — 3/31/00		$13,125,802
Current year expense	$2,896,137

Balance at close of period — 3/31/01		$16,021,939
Current year expense	$2,866,482

Balance at close of period — 3/31/02		$18,888,421
Current year expense	$2,767,150

Balance at close of period — 3/31/03		$21,655,571
Current year expense	$2,724,593

Balance at close of period — 3/31/04		$24,380,164
Current year expense	$2,665,033

Balance at close of period — 3/31/05		$27,045,197
Current year expense	$2,837,620

Balance at close of period — 3/31/06		$29,882,817
Current year expense	$2,780,516

Balance at close of period — 3/31/07		$32,663,333

Boston Capital Tax Credit Fund II Limited Partnership — Series 23
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

BARLEE PROPERTIES	768,792	64,000	1,641,754	15,558	64,000	1,657,312	1,721,312	656,943	11/95	07/95	5-30
BAYOU CROSSING	8,413,049	857,500	16,061,472	74,388	857,500	16,135,860	16,993,360	4,910,257	01/96	02/95	12-39
BIRCH RIDGE	2,800,000	178,000	0	5,712,476	178,000	5,712,476	5,890,476	1,686,241	03/96	01/95	5-40
BRODERICK HOUSING	1,854,584	275,037	4,540,011	124,376	275,037	4,664,387	4,939,424	1,355,899	06/96	08/95	7-27.5
COLONNA REDEVELOPMENT	1,103,515	374,310	3,470,813	19,650	374,310	3,490,463	3,864,773	1,078,479	05/94	05/95	7-40
CONCORDIA II	1,459,019	169,820	1,854,563	16,836	179,040	1,871,399	2,050,439	636,359	11/95	01/95	10-40
CONCORDIA III	1,443,407	0	0	1,916,775	172,090	1,916,775	2,088,865	634,067	12/95	02/95	7-27.5
CRYSTAL CITY FESTUS	1,227,748	120,732	3,137,651	63,976	120,732	3,201,627	3,322,359	1,370,537	11/95	02/95	5-40
EDMOND PROP	3,539,341	160,000	0	7,037,006	160,000	7,037,006	7,197,006	2,215,175	03/96	11/94	5-40
HALLS FERRY APTS.	1,129,481	5,064	2,984,978	197,648	5,064	3,182,626	3,187,690	948,216	12/95	08/95	5-40
HURLEYVILLE	1,125,220	143,182	1,549,696	59,014	143,182	1,608,710	1,751,892	496,894	12/95	07/95	5-15
ITHACA I APTS.	592,356	37,945	808,775	12,403	37,945	821,178	859,123	268,419	07/95	11/95	7-27.5
KIMBARK 1200	1,912,989	495,120	3,102,192	73,078	495,120	3,175,270	3,670,390	894,044	12/95	09/95	5-40
MATHIS APTS.	882,150	25,819	1,176,999	34,988	25,819	1,211,987	1,237,806	371,546	01/95	01/95	5-40
MID CITY ASSOC	2,529,447	15,058	6,616,466	13,929	15,058	6,630,395	6,645,453	2,998,412	06/94	09/95	5-27.5
ORANGE GROVE	645,609	43,180	824,814	24,713	43,180	849,527	892,707	259,944	02/95	01/95	5-40
PHILMONT	1,462,535	40,000	1,885,476	88,909	40,000	1,974,385	2,014,385	892,712	05/95	05/95	5-40
SACRAMENTO SRO	2,371,883	0	0	5,417,549	133,000	5,417,549	5,550,549	1,506,681	12/96	09/95	7-39
SOUTH HILLS	1,746,968	131,000	1,261,754	2,640,295	131,000	3,902,049	4,033,049	1,195,644	02/96	06/95	5-40
ST. PETERS VILLA	1,567,678	425,974	0	3,498,931	425,974	3,498,931	3,924,905	1,482,611	03/96	07/95	5-27.5
VILLAGE WOODS	1,414,451	51,080	3,637,023	355,247	51,080	3,992,270	4,043,350	1,154,807	12/95	05/95	5-40
WOODLAND PROP	350,602	30,000	593,884	6,509	30,000	600,393	630,393	240,012	06/95	07/95	7-30

	40,340,824	3,642,821	55,148,321	27,404,254	3,957,131	82,552,575	86,509,706	27,253,899

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 23
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/95		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	58,791,142
Improvements, etc	0
Other	0

		$58,791,142
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$58,791,142
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	25,651,522
Improvements, etc	0
Other	0

		$25,651,522
Deductions during period:
Cost of real estate sold	$0
Other	(21,382)

		$(21,382)

Balance at close of period — 3/31/97		$84,421,282
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	874,764
Other	0

		$874,764
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$85,296,046

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 23 (continued)

Balance at close of period — 3/31/98		$85,296,046
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	800,197
Other	0

		$800,197
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$86,096,243
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	62,167
Other	0

		$62,167
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$86,158,410
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	24,036
Other	0

		$24,036
Deductions during period:
Cost of real estate sold	$0
Other	(222,349)

		$(222,349)

Balance at close of period — 3/31/01		$85,960,097

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 23 (continued)

Balance at close of period — 3/31/01		$85,960,097
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	197,306
Other	0

		$197,306
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$86,157,403
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,280
Other	0

		$56,280
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$86,213,683
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	58,691
Other	0
		$58,691
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$86,272,374

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 23 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/04		$86,272,374
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	47,805
Other	0

		$47,805
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$86,320,179
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	111,491
Other	0

		$111,491
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$86,431,670
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	78,036
Other	0

		$78,036
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$86,509,706

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 23 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/95		$0
Current year expense	$693,729

Balance at close of period — 3/31/96		$693,729
Current year expense	$2,288,171

Balance at close of period — 3/31/97		$2,981,900
Current year expense	$2,505,105

Balance at close of period — 3/31/98		$5,487,005
Current year expense	$2,518,829

Balance at close of period — 3/31/99		$8,005,834
Current year expense	$2,486,449

Balance at close of period — 3/31/00		$10,492,283
Current year expense	$2,490,673

Balance at close of period — 3/31/01		$12,982,956
Current year expense	$2,454,712

Balance at close of period — 3/31/02		$15,437,668
Current year expense	$2,423,093

Balance at close of period — 3/31/03		$17,860,761
Current year expense	$2,366,172

Balance at close of period — 3/31/04		$20,226,933
Current year expense	$2,353,731

Balance at close of period — 3/31/05		$22,580,664
Current year expense	$2,357,686

Balance at close of period — 3/31/06		$24,938,350
Current year expense	$2,315,549

Balance at close of period — 3/31/07		$27,253,899

Boston Capital Tax Credit Fund IV LP—Series 24
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

AUTUMN RIDGE	1,504,069	125,347	0	1,774,905	125,347	1,774,905	1,900,252	682,934	01/97	07/96	5-27.5
BROOKS SUMMIT APTS.	1,090,129	44,000	0	1,464,222	44,000	1,464,222	1,508,222	582,836	11/97	12/95	5-27.5
BROWNSVILLE ASSOC	1,172,894	58,945	1,476,197	(192,533)	58,945	1,283,664	1,342,609	415,197	0.09	09/95	5-40
CENTENARY HOUSING	2,090,000	57,760	3,697,046	110,525	57,760	3,807,571	3,865,331	1,349,343	12/97	05/97	5-27.5
CENTURY EAST IV	579,190	90,000	984,989	55,801	90,000	1,040,790	1,130,790	354,819	08/95	08/95	5-40
CENTURY EAST V	579,190	90,000	982,504	71,994	90,000	1,054,498	1,144,498	355,091	09/95	11/95	5-40
COMMERCE PKWY	1,628,345	242,000	1,579,251	2,773,238	242,000	4,352,489	4,594,489	1,892,089	04/97	09/95	5-27.5
COOLIDGE PINAL	1,101,505	40,000	1,363,991	32,650	40,000	1,396,641	1,436,641	387,881	04/96	04/96	5-27.5
EDENFIELD	1,186,677	10,280	1,709,535	38,267	10,280	1,747,802	1,758,082	725,016	12/96	01/96	28
ELM STREET	1,628,572	183,547	3,715,562	193,476	183,547	3,909,038	4,092,585	1,032,591	01/96	01/96	5-27.5
JEREMY ASSOC	3,281,609	522,890	6,954,516	771,207	522,890	7,725,723	8,248,613	2,520,720	12/95	06/96	5-40
LAKE I APTS.	566,194	85,000	1,012,730	62,101	85,000	1,074,831	1,159,831	374,693	07/95	08/95	5-40
LAURELWOOD PARK	2,177,981	230,000	5,379,607	9,047	230,000	5,388,654	5,618,654	2,078,573	10/96	02/96	5-27.5
LOS LUNAS	215,000	150,000	2,280,094	(38,848)	150,000	2,241,246	2,391,246	901,410	06/96	08/96	5-27.5
NEW HILLTOP	1,603,728	54,366	2,145,934	6,228	52,591	2,152,162	2,204,753	915,468	11/95	11/95	5-40
NEW MADISON PARK IV	13,654,148	541,624	11,606,586	4,103,740	541,624	15,710,326	16,251,950	4,961,762	03/97	05/96	5-27.5
NORTH HAMPTON PLACE	687,000	207,550	2,230,062	19,863	0	2,249,925	2,249,925	956,743	03/96	11/95	5-27.5
NORTHFIELD HOUSING	161,292	70,000	446,355	5,926	70,000	452,281	522,281	180,736	09/96	12/96	5-27.5
OVERTON ASSOC	1,198,386	130,000	1,529,213	112,302	130,000	1,641,515	1,771,515	448,469	09/96	06/96	5-40
PAHRUMP VALLEY	1,362,770	63,000	1,757,158	1,198	63,000	1,758,356	1,821,356	705,721	07/96	07/96	7-27.5
STANTON ASSOC	1,183,638	85,971	1,535,425	(173,696)	85,971	1,361,729	1,447,700	437,813	09/95	09/95	5-40

Boston Capital Tax Credit Fund IV LP — Series 24
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

SG WYANDOTTE	3,046,806	950,000	0	6,629,680	950,000	6,629,680	7,579,680	2,527,857	02/97	04/96	5-27.5
WOODLAND ASSOCIATES	1,192,613	108,900	1,437,608	130,541	108,900	1,568,149	1,677,049	468,389	09/95	11/95	5-50
ZWOLLE APTS.	832,369	10,000	930,782	188,315	10,000	1,119,097	1,129,097	370,206	04/96	11/95	5-40

	43,724,105	4,151,180	54,755,145	18,150,149	3,941,855	72,905,294	76,847,149	25,626,357

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 24
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/95		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,269,744
Improvements, etc	0
Other	0

		$15,269,744
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$15,269,744
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	44,018,168
Improvements, etc	1,703,291
Other	0

		$45,721,459
Deductions during period:
Cost of real estate sold	$(4,136,393)
Other	(550,346)

		$(4,686,739)

Balance at close of period — 3/31/97		$56,304,464
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,754,806
Improvements, etc	10,437,670
Other	0

		$14,192,476
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$70,496,940

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 24 (continued)

Balance at close of period — 3/31/98		$70,496,940
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	435,029
Other	0

		$435,029
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$70,931,969
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	422,139
Other	0

		$422,139
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$71,354,108
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	83,882
Other	0

		$83,882
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$71,437,990

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 24 (continued)

Balance at close of period — 3/31/01		$71,437,990
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	269,565
Other	0

		$269,565
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$71,707,555
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	301,758
Other	0

		$301,758
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$72,009,313
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	518,114
Other	0
		$518,114
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$72,527,427

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 24 (continued)

Balance at close of period — 3/31/04		$72,527,427
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	607,644
Other	0

		$607,644
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$73,135,071
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	233,213
Other	0

		$233,213
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$73,368,284
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	127,422
Other	3,351,443

		$3,478,865
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$76,847,149

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 24 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/95		$0
Current year expense	$176,661

Balance at close of period — 3/31/96		$176,661
Current year expense	$1,093,319

Balance at close of period — 3/31/97		$1,269,980
Current year expense	$2,321,086

Balance at close of period — 3/31/98		$3,591,066
Current year expense	$2,545,309

Balance at close of period — 3/31/99		$6,136,375
Current year expense	$2,475,802

Balance at close of period — 3/31/00		$8,612,177
Current year expense	$2,442,201

Balance at close of period — 3/31/01		$11,054,378
Current year expense	$2,435,488

Balance at close of period — 3/31/02		$13,489,866
Current year expense	$2,456,369

Balance at close of period — 3/31/03		$15,946,235
Current year expense	$2,424,433

Balance at close of period — 3/31/04		$18,370,668
Current year expense	$2,380,599

Balance at close of period — 3/31/05		$20,751,267
Current year expense	$2,430,738

Balance at close of period — 3/31/06		$23,182,005
Current year expense	$2,444,352

Balance at close of period — 3/31/07		$25,626,357

Boston Capital Tax Credit Fund II Limited Partnership — Series 25
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
	Initial cost to company			acquisition	at close of period
									Date		Life on which
	Encum-		Buildings and			Buildings and		Accumulated	of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed
352 LENOX AVE	619,761	6,250	167,568	1,667,400	6,250	1,834,968	1,841,218	626,162	09/97	10/96	5-27.5
CENTURY EAST II	477,572	70,000	888,314	47,417	70,000	935,731	1,005,731	307,940	06/96	08/96	5-27.5
DOGWOOD PARK	2,395,515	235,000	0	6,513,485	241,948	6,513,485	6,755,433	2,522,097	10/96	12/95	5-27.5
DUBLIN HOUSING TWO	664,097	15,000	0	816,370	15,000	816,370	831,370	319,517	12/96	09/96	5-27.5
ETHEL HOUSING	794,555	18,600	1,058,460	134,652	18,600	1,193,112	1,211,712	324,598	12/96	06/96	5-27.5
HORSE CAVE	824,480	75,000	1,053,944	5,562	75,000	1,059,506	1,134,506	417,237	11/96	05/96	5-27.5
HURRICANE HILLS	1,162,439	150,000	416,357	3,243,817	248,816	3,660,174	3,908,990	866,652	04/97	09/96	5-27.5
LAURELWOOD PARK	2,177,981	230,000	5,379,607	9,047	230,000	5,388,654	5,618,654	2,078,573	10/96	02/96	5-27.5
MAIN EVERETT	565,269	95,786	1,378,380	4,979	95,786	1,383,359	1,479,145	528,919	06/96	01/97	27.5
MAPLE HILL	844,922	182,000	1,560,386	(27,288)	182,000	1,533,098	1,715,098	373,502	02/98	02/97	5-27.5
MOKEAPOKE	1,194,251	60,000	1,907,937	40,406	60,000	1,948,343	2,008,343	526,640	04/96	02/96	5-27.5
MRH LP	0	105,726	3,610,331	322,228	105,726	3,932,559	4,038,285	1,541,533	06/96	01/97	5-27.5
NEW MADISON	13,654,148	541,624	11,606,586	4,103,740	541,624	15,710,326	16,251,950	4,961,762	03/97	05/96	5-27.5
OHIO INVESTORS	2,200,000	31,650	2,354,099	225,295	31,650	2,579,394	2,611,044	1,130,817	09/95	02/96	5-27.5
OSBORNE HOUSING	390,389	50,667	1,099,730	58,504	50,667	1,158,234	1,208,901	425,255	12/96	06/96	27.5
ROSE SQUARE	385,067	106,942	615,913	26,162	106,942	642,075	749,017	159,837	02/97	10/96	5-27.5
SANDSTONE VILLAGE	1,284,179	96,047	0	2,609,079	96,047	2,609,079	2,705,126	925,142	08/96	11/95	5-27.5
SHANNON HOUSING	1,232,024	34,800	1,466,352	224,714	34,800	1,691,066	1,725,866	458,511	01/97	04/96	40.7
SMITH HOUSE	1,317,488	107,284	5,108,688	816,615	107,284	5,925,303	6,032,587	2,198,241	03/97	04/96	5-27..5
SG WAYNDOTTE	3,046,806	950,000	1,254,765	5,374,915	950,000	6,629,680	7,579,680	2,527,857	02/97	04/96	5-27.5
SUTTON PLACE	5,585,000	352,500	7,055,577	1,581,226	358,268	8,636,803	8,995,071	3,505,382	10/97	11/96	5-27.5
WEST POINT HOUSING	885,836	75,000	1,188,623	533,510	75,000	1,722,133	1,797,133	476,335	04/96	09/96	40.7

	41,701,779	3,589,876	49,171,617	28,331,835	3,701,408	77,503,452	81,204,860	27,202,509

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 25
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/95		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	331,047
Improvements, etc	0
Other	0

		$331,047
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$331,047
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	43,624,585
Improvements, etc	9,149,104
Other	0

		$52,773,689
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/97		$53,104,736
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,458,443
Improvements, etc	15,277,130
Other	0

		$20,735,573
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$73,840,309

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 25 (continued)

Balance at close of period — 3/31/98		$73,840,309
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	651,749
Other	0

		$651,749
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$74,492,058
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	282,521
Other	0

		$282,521
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$74,774,579
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	572,576
Other	0

		$572,576
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$75,347,155

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 25 (continued)

Balance at close of period — 3/31/01		$75,347,155
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	293,218
Other	0

		$293,218
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$75,640,373
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	238,339
Other	0

		$238,339
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$75,878,712
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	468,282
Other	0

		$468,282
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$76,346,994

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 25 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/04		$76,346,994
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	524,419
Other	0

		$524,419
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$76,871,413
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	613,262
Other	0

		$613,262
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$77,484,675
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	368,742
Other	3,351,443

		$3,720,185
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$81,204,860

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 25 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/95		$0
Current year expense	$20,636

Balance at close of period — 3/31/96		$20,636
Current year expense	$1,056,849

Balance at close of period — 3/31/97		$1,077,485
Current year expense	$2,388,275

Balance at close of period — 3/31/98		$3,465,760
Current year expense	$2,657,320

Balance at close of period — 3/31/99		$6,123,080
Current year expense	$2,661,938

Balance at close of period — 3/31/00		$8,785,018
Current year expense	$2,765,041

Balance at close of period — 3/31/01		$11,550,059
Current year expense	$2,682,797

Balance at close of period — 3/31/02		$14,232,856
Current year expense	$2,680,709

Balance at close of period — 3/31/03		$16,913,565
Current year expense	$2,663,899

Balance at close of period — 3/31/04		$19,577,464
Current year expense	$2,606,514

Balance at close of period — 3/31/05		$22,183,978
Current year expense	$2,415,049

Balance at close of period — 3/31/06		$24,599,027
Current year expense	$2,603,482

Balance at close of period — 3/31/07		$27,202,509

Boston Capital Tax Credit Fund IV LP-Series 26
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

200 EAST AVE LP	8,717,569	61,000	7,896,816	2,409,290	61,000	10,306,106	10,367,106	2,232,254	07/00	01/99	12-40
AVA LP	1,250,021	82,757	914,666	671,420	82,757	1,586,086	1,668,843	384,536	04/98	11/97	5-27.5
BEAUREGARD APTS	799,674	70,000	1,640,768	0	70,000	1,640,768	1,710,768	462,016	09/96	08/96	7-40
BECKWOOD MANOR ONE	1,014,279	20,000	1,335,215	6,941	20,000	1,342,156	1,362,156	536,289	10/96	08/96	5-27.5
BRADLEY PHASE I	1,423,696	290,000	3,476,912	4,136	290,000	3,481,048	3,771,048	837,197	12/97	02/97	20-40
BRADLEY PHASE II	812,138	190,000	2,405,548	(73,893)	190,000	2,331,655	2,521,655	565,994	12/97	02/97	20-40
BROOKHAVEN APTS	1,007,955	52,272	1,800,921	0	52,272	1,800,921	1,853,193	483,383	01/97	02/97	7-40
BUTLER APTS	158,128	2,908	314,128	0	2,908	314,128	317,036	81,183	10/96	08/96	40
CALGORY APTS I	571,478	100,000	985,781	55,717	100,000	1,041,498	1,141,498	336,984	12/95	02/96	5-27.5
CALGORY APTS II	577,370	100,000	988,294	52,479	100,000	1,040,773	1,140,773	338,384	12/95	02/96	5-27.5
CALGORY APTS III	566,030	100,000	983,301	53,210	100,000	1,036,511	1,136,511	340,294	12/95	02/96	5-27.5
CAMERON HOUSING	386,226	74,000	1,736,306	0	74,000	1,736,306	1,810,306	491,968	10/96	08/96	40
COUNTRY EDGE	958,064	140,000	2,258,924	103,544	140,000	2,362,468	2,502,468	622,170	12/97	07/97	5-27.5
DECRO NORDOFF	1,927,542	555,000	3,240,184	201,186	555,000	3,441,370	3,996,370	1,035,185	07/97	09/96	5-27.5
EAST PARK II	514,495	35,000	1,120,448	44,013	35,000	1,164,461	1,199,461	367,786	08/96	08/96	5-27.5
EDGEWOOD ESTATES	585,997	27,000	759,092	22,660	27,000	781,752	808,752	226,853	11/96	06/97	7-40
EDGEWOOD PARK	1,500,000	125,000	2,943,474	26,848	125,000	2,970,322	3,095,322	1,089,628	01/97	05/96	5-27.5
ESCHER STREET	2,009,864	100,000	356,532	6,218,128	100,000	6,574,660	6,674,660	2,110,622	05/98	04/97	5-27.5
GRANDVIEW APTS	1,070,131	180,000	2,198,865	95,121	180,000	2,293,986	2,473,986	693,329	08/96	08/96	5-27.5
GRAYSON MANOR	1,009,610	80,000	1,733,403	3,123	80,000	1,736,526	1,816,526	602,386	11/98	03/98	5-27.5
GVA LP	1,126,306	54,946	1,445,428	60,148	54,946	1,505,576	1,560,522	407,229	11/97	04/97	5-27.5
HANOVER TOWERS	3,923,821	580,000	7,092,714	(13,689)	580,000	7,079,025	7,659,025	1,705,539	11/97	02/97	5-27.5
HOLLY HILLS	1,138,688	60,000	1,685,727	0	60,000	1,685,727	1,745,727	434,461	08/97	05/97	5-27.5

Boston Capital Tax Credit Fund IV LP-Series 26
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

JACKSON BOND	3,500,000	536,323	952,071	7,034,577	536,323	7,986,648	8,522,971	2,404,499	12/99	11/98	5-27.5
LAKE IV APTS	595,083	85,000	1,016,090	40,566	85,000	1,056,656	1,141,656	340,548	12/95	02/96	5-27.5
LAKE V APTS	570,052	85,000	1,018,755	41,492	85,000	1,060,247	1,145,247	347,943	12/95	02/96	5-27.5
LIBERTY VILLAGE	1,716,898	43,085	2,165,569	30,572	44,000	2,196,141	2,240,141	818,088	05/97	01/97	5-27.5
LITTLE VALLEY ESTATES	1,125,624	44,000	1,453,331	108,692	44,000	1,562,023	1,606,023	412,044	04/97	01/97	5-27.5
MASON LP	908,983	14,000	1,195,375	102,588	14,000	1,297,963	1,311,963	512,635	01/96	02/96	5-27.5
MAXTON GREEN	937,138	30,500	1,264,803	1,496	30,500	1,266,299	1,296,799	499,818	12/96	09/96	5-27.5
MB APTS	1,000,822	350,000	2,321,961	146,685	350,000	2,468,646	2,818,646	838,306	06/97	03/96	5-27.5
MERIDIAN HOUSING	1,040,878	72,000	1,137,270	475,180	72,000	1,612,450	1,684,450	361,071	05/99	12/98	7-40
MOSBY FOREST	592,396	31,275	1,342,190	43,925	31,275	1,386,115	1,417,390	540,661	10/96	10/96	5-27.5
NEW DEVONSHILRE II	729,359	76,211	904,064	33,861	76,211	937,925	1,014,136	359,575	12/96	01/97	5-27.5
NEW DEVONSHIRE WEST	509,041	31,000	628,776	29,644	31,000	658,420	689,420	252,577	01/97	01/97	5-27.5
POWELL VALLEY	680,193	78,947	2,310,346	28,917	78,947	2,339,263	2,418,210	786,831	12/98	03/98	5-27.5
SG HAZELTINE	1,297,064	464,955	2,934,870	306,620	464,955	3,241,490	3,706,445	1,226,785	01/97	06/96	5-27.5
SOUTHWIND APTS	816,352	32,000	1,607,903	0	32,000	1,607,903	1,639,903	436,298	12/96	08/96	40
TR BOBB APTS	664,976	75,000	1,530,233	0	75,000	1,530,233	1,605,233	428,448	01/96	08/96	40
TIMMONSVILLE GREEN	1,046,799	41,000	1,427,096	12,085	41,000	1,439,181	1,480,181	557,235	02/97	10/96	5-27.5
TREMONT STATION	1,127,897	35,803	1,633,750	122,686	35,803	1,756,436	1,792,239	478,044	11/96	05/96	5-27.5
THE WILLOWS	771,050	13,000	1,067,939	38,801	13,000	1,106,740	1,119,740	314,914	05/96	05/96	5-27.5
VVA LP	1,130,817	21,861	935,951	584,839	21,861	1,520,790	1,542,651	376,386	10/98	04/97	7-40

Boston Capital Tax Credit Fund IV LP-Series 26
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

WARRENSBURG HEIGHTS	1,084,553	23,370	1,397,872	34,257	23,370	1,432,129	1,455,499	582,535	11/96	12/96	5-27.5
WPVA LP	1,138,844	45,000	929,628	565,651	45,000	1,495,279	1,540,279	385,111	03/98	04/97	5-27.5

	56,033,901	5,309,213	80,489,290	19,723,516	5,310,128	100,212,806	105,522,934	29,646,022

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2006.
There we no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 26

Balance at beginning of period — 4/1/96		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	32,787,138
Improvements, etc	0
Other	0

		$32,787,138
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/97		$32,787,138
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	31,051,915
Improvements, etc	7,109,210
Other	0

		$38,161,125
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/98		$70,948,263
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	6,900,360
Improvements, etc	7,109,210
Other	0

		$15,122,103
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$86,070,366

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 26 (continued)

Balance at close of period — 3/31/99		$86,070,366
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,957,816
Improvements, etc	7,497,422
Other	0

		$15,455,238
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$101,525,604
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,480,794
Other	0

		$2,480,794
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$104,006,398
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	101,734
Other	0

		$101,734
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$104,108,132

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 26 (continued)

Balance at close of period — 3/31/02		$104,108,132
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	20,899
Other	0

		$20,899
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$104,129,031
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	496,152
Other	0

		$496,152
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$104,625,183
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	204,522
Other	0

		$204,522
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$104,829,705

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 26 (continued)

Balance at close of period — 3/31/05		$104,829,705
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	308,786
Other	0

		$308,786
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$105,138,491
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	384,443
Other	0

		$384,443
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$105,522,934

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 26 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/96		$0
Current year expense	$361,387

Balance at close of period — 3/31/97		$361,387
Current year expense	$1,764,231

Balance at close of period — 3/31/98		$2,125,618
Current year expense	$2,289,241

Balance at close of period — 3/31/99		$4,414,859
Current year expense	$2,753,759

Balance at close of period — 3/31/00		$7,168,618
Current year expense	$3,295,505

Balance at close of period — 3/31/01		$10,464,123
Current year expense	$3,360,613

Balance at close of period — 3/31/02		$13,824,736
Current year expense	$3,241,530

Balance at close of period — 3/31/03		$17,066,266
Current year expense	$3,235,386

Balance at close of period — 3/31/04		$20,301,652
Current year expense	$3,101,868

Balance at close of period — 3/31/05		$23,403,520
Current year expense	$3,122,106

Balance at close of period — 3/31/06		$26,525,626
Current year expense	$3,120,396

Balance at close of period — 3/31/07		$29,646,022

Boston Capital Tax Credit Fund IV LP — Series 27
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

AHAB PROJ #1	402,019	2,850	1,253,094	15,839	2,850	1,268,933	1,271,783	329,993	11/97	06/97	5-27.5

ANGELOU COURT	928,902	3	2,685,763	1,750	3	2,687,513	2,687,516	718,608	08/99	10/97	5-27.5

CASA ROSA	616,266	0	2,487,701	713,866	0	3,201,567	3,201,567	946,151	04/98	09/97	5-27.5

CANISTEO MANOR	885,139	46,553	1,567,499	18,379	46,553	1,585,878	1,632,431	545,748	04/98	04/98	5-27.5

CENTRUM FAIRFAX II	6,062,028	1,054,099	0	7,431,128	1,054,099	7,431,128	8,485,227	1,826,436	06/97	08/96	5-27.5

HARBOR LP	9,790,472	1,250,000	14,491,429	155,166	1,250,000	14,646,595	15,896,595	3,524,638	11/97	02/97	5-40

HARRISSONVILLE	1,127,464	102,637	3,021,382	19,546	102,637	3,040,928	3,143,565	1,147,699	12/96	01/98	5-27.5

HOLLY HEIGHTS	475,984	31,914	0	1,783,288	31,914	1,783,288	1,815,202	417,941	08/98	04/97	5-27.5

KIEHL PARTNERS	9,000,000	747,825	13,193,825	391,364	747,825	13,585,189	14,333,014	4,299,387	06/99	11/99	5-27.5

LAKE APTS II	565,479	80,000	930,841	57,693	80,000	988,534	1,068,534	305,610	12/95	01/97	5-27.5

MAGNOLIA PLACE LP	500,000	150,000	0	1,596,432	160,500	1,596,432	1,756,932	416,346	01/98	11/97	5-27.5

NORTHROCK HOUSING	2,310,434	250,478	1,356,518	3,304,851	250,478	4,661,369	4,911,847	841,562	05/00	05/99	10-40

PEAR VILLAGE	471,083	50,000	512,155	545,102	50,000	1,057,257	1,107,257	374,081	02/97	08/96	5-27.5

RANDOLPH VILLAGE	5,100,987	1,168,500	0	9,252,092	1,168,500	9,252,092	10,420,592	2,392,397	08/97	09/96	5-27.5

SUNDAY SUN	782,003	156,600	1,638,376	0	156,600	1,638,376	1,794,976	610,801	12/96	10/96	5-27.5

WAYNE HOUSING	8,461,417	1,200,000	0	13,450,881	903,435	13,450,881	14,354,316	3,184,212	04/98	11/96	5-27.5

	47,479,677	6,291,459	43,138,583	38,737,377	6,005,394	81,875,960	87,881,354	21,881,610

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 27
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/96		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,779,730
Improvements, etc	0
Other	0

		$5,779,730
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/97		$5,779,730
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	20,677,829
Other	17,177,150

		$37,854,979
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$43,634,709
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,738,071
Improvements, etc	17,179,919
Other	0

		$21,917,990
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$65,552,699

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 27 (continued)

Balance at close of period — 3/31/99		$65,552,699
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,548,646
Improvements, etc	2,444,640
Other	0

		$17,993,286
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$83,545,985
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	3,502,518
Other	0

		$3,502,518
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$87,048,503
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	27,925
Other	0

		$27,925
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$87,076,428

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 27 (continued)

Balance at close of period — 3/31/02			$87,076,428
Additions during period:
Acquisitions through foreclosure	$
Other acquisitions Improvements, etc		292,612
Other

			$292,612
Deductions during period:
Cost of real estate sold		$0
Other		0

			$0

Balance at close of period — 3/31/03			$87,369,040
Additions during period:
Acquisitions through foreclosure		$0
Other acquisitions		0
Improvements, etc		58,825
Other		0

			$58,825
Deductions during period:
Cost of real estate sold		$0
Other		0

			$0

Balance at close of period — 3/31/04			$87,427,865
Additions during period:
Acquisitions through foreclosure		$0
Other acquisitions		0
Improvements, etc		157,884
Other		0

			$157,884
Deductions during period:
Cost of real estate sold		$0
Other		0

			$0

Balance at close of period — 3/31/05			$87,585,749

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 27 (continued)

Balance at close of period — 3/31/05		$87,585,749
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	167,332
Other	0

		$167,332
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$87,753,081
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	128,273
Other	0

		$128,273
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$87,881,354

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 27 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/96		$0
Current year expense	$10,734

Balance at close of period — 3/31/97		$10,734
Current year expense	$594,951

Balance at close of period — 3/31/98		$605,685
Current year expense	$1,573,377

Balance at close of period — 3/31/99		$2,179,062
Current year expense	$2,071,362

Balance at close of period — 3/31/00		$4,250,424
Current year expense	$2,690,062

Balance at close of period — 3/31/01		$6,940,486
Current year expense	$2,499,683

Balance at close of period — 3/31/02		$9,440,169
Current year expense	$2,497,526

Balance at close of period — 3/31/03		$11,937,695
Current year expense	$2,494,942

Balance at close of period — 3/31/04		$14,432,637
Current year expense	$2,486,357

Balance at close of period — 3/31/05		$16,918,994
Current year expense	$2,483,452

Balance at close of period — 3/31/06		$19,402,446
Current year expense	$2,479,164

Balance at close of period — 3/31/07		$21,881,610

Boston Capital Tax Credit Fund IV LP-Series 28
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
	Initial cost to company			acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	Acquired	computed
1374 BOSTON POST ROAD	339,522	100,000	1,086,670	69,441	100,000	1,156,111	1,256,111	422,383	06/97	02/97	5-27.5
ASHBERRY MANOR	625,928	100,500	1,192,737	0	100,500	1,192,737	1,293,237	309,735	03/97	02/97	5-27.5
ATHENS PARTNERS	1,140,247	327,639	2,978,391	2,281,966	342,639	5,260,357	5,602,996	1,666,652	6/99	10/98	5-27.5
BIENVILLE, L.P.	942,117	20,300	1,194,688	45,729	20,300	1,240,417	1,260,717	324,920	02/97	02/97	7-40
BLANCHARD APTS	890,958	20,000	807,233	353,314	46,728	1,160,547	1,207,275	294,423	07/97	07/97	7-40
CHANDLER VILLAGE	887,717	32,000	1,249,842	0	32,000	1,249,842	1,281,842	419,646	07/97	04/97	5-30
COTTONWOOD	718,989	20,000	0	964,795	20,000	964,795	984,795	239,473	07/97	07/97	5-27.5
EVANGELINE APTS	952,758	20,000	1,364,939	0	20,000	1,364,939	1,384,939	369,068	01/98	11/97	7-40
EVERGREEN III	910,500	6,000	1,250,781	14,710	6,000	1,265,491	1,271,491	486,714	04/97	02/97	5-27.5
FAIRWAY II LP	967,362	48,000	1,277,751	60,843	48,000	1,338,594	1,386,594	350,956	03/97	12/96	7-40
FORT BEND	2,959,140	538,500	0	7,519,208	538,500	7,519,208	8,057,708	2,675,762	10/99	04/98	12-40
JACKSON PLACE	973,536	74,943	2,095,999	(57,061)	74,943	2,038,938	2,113,881	534,563	10/97	07/97	5-27.5
MAPLEWOOD APTS	883,116	47,125	1,923,321	(44,107)	47,125	1,879,214	1,926,339	476,381	08/98	03/98	5-27.5
MILTON SENIOR LP	1,167,648	51,400	2,385,863	92,795	51,400	2,478,658	2,530,058	913,441	06/97	02/97	5-27.5
NEIGHBORHOOD RESTORATION VII	1,509,795	42,825	6,368,910	0	42,825	6,368,910	6,411,735	2,013,093	02/98	02/98	5-27.5
PIN OAK ELDERLY ASSOC.	9,803,912	832,000	7,701,570	7,692,823	2,024,000	15,394,393	17,418,393	4,236,587	01/96	11/97	5-27.5
RANDOLPH VILLAGE	4,941,470	1,168,500	9,187,147	64,945	1,168,500	9,252,092	10,420,592	2,392,397	08/97	12/97	5-27.5
RVKY,LP	1,314,662	65,582	1,315,622	381,441	75,232	1,697,063	1,772,295	446,718	04/98	11/97	5-27.5
SAND LANE MANOR	639,561	104,000	0	1,217,985	104,000	1,217,985	1,321,985	281,157	04/98	08/97	5-27.5
SENIOR SUITES CHICAGO	4,010,338	14,922	0	7,368,825	14,922	7,368,825	7,383,747	2,247,009	12/98	12/97	5-27.5

Boston Capital Tax Credit Fund IV LP-Series 28
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
	Initial cost to company			acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	improvements	Land	improvements	Total	depreciation	construction	acquired	computed
SUMNER HOUSE	1,051,670	62,370	3,451,950	30,170	62,370	3,482,120	3,544,490	967,690	07/98	01/98	5-27.5
TERRACEVIEW APTS	565,511	16,900	1,612,988	24,900	16,900	1,637,888	1,654,788	437,255	10/97	07/97	5-27.5
TILGHMAN SQ LP	701,278	60,314	1,108,725	7,461	60,314	1,116,186	1,176,500	393,300	10/97	11/97	5-27.5
WELLSTON VILLAGE	367,629	12,500	412,617	106,366	12,500	518,983	531,483	176,345	08/97	04/97	5-27.5
WEST MEMHIS (CLUBVIEW)	2,776,395	481,388	7,259,784	544,447	481,388	7,804,231	8,285,619	3,146,465	11/96	12/97	5-27.5
YALE VILLAGE	194,133	12,500	238,542	125,419	12,500	363,961	376,461	136,007	07/98	02/98	5-27.5

	42,235,892	4,280,208	57,466,070	28,866,415	5,523,586	86,332,485	91,856,071	26,358,140

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 28
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/96		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	647,230
Improvements, etc	0
Other	0

		$647,230
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/97		$647,230
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	45,106,975
Improvements, etc	0
Other	0

		$45,106,975
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$45,754,205
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,992,073
Improvements, etc	19,183,519
Other	0

		$35,175,592
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$80,929,797

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 28 (continued)

Balance at close of period — 3/31/99		$80,929,797
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,620,933
Improvements, etc	0
Other	0

		$9,620,933
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$90,550,730
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	312,027
Other	0

		$312,027
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$90,862,757
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	182,164
Other	0

		$182,164
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$91,044,921

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 28 (continued)

Balance at close of period — 3/31/02		$91,044,921
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	64,515
Other	0

		$64,515
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$91,109,436
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	253,909
Other	0

		$253,909
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$91,363,345
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	184,178
Other	0

		$184,178
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$91,547,523

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 28 (continued)

Balance at close of period — 3/31/05		$91,547,523
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	198,382
Other	0

		$198,382
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$91,745,905
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	110,166
Other	0

		$110,166
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$91,856,071

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 28 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/96		$0
Current year expense	$8,223

Balance at close of period — 3/31/97		$8,223
Current year expense	$1,264,549

Balance at close of period — 3/31/98		$1,272,772
Current year expense	$1,834,970

Balance at close of period — 3/31/99		$3,107,742
Current year expense	$2,674,330

Balance at close of period — 3/31/00		$5,782,072
Current year expense	$3,196,013

Balance at close of period — 3/31/01		$8,978,085
Current year expense	$2,988,638

Balance at close of period — 3/31/02		$11,966,723
Current year expense	$2,889,062

Balance at close of period — 3/31/03		$14,855,785
Current year expense	$2,918,851

Balance at close of period — 3/31/04		$17,774,636
Current year expense	$2,874,740

Balance at close of period — 3/31/05		$20,649,376
Current year expense	$2,895,186

Balance at close of period — 3/31/06		$23,544,562
Current year expense	$2,813,578

Balance at close of period — 3/31/07		$26,358,140

Boston Capital Tax Credit Fund II Limited Partnership — Series 29
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
	Initial cost to company			acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

BARRINGTON COVE	1,958,981	183,750	6,403,281	12,999	183,700	6,416,280	6,599,980	2,256,193	05/97	04/97	5-39
BRYSON APTS	360,707	10,728	269,886	266,751	10,728	536,637	547,365	172,599	01/98	08/97	5-27.5
COLLINS HOUSING	655,316	22,500	370,580	553,065	22,500	923,645	946,145	279,505	06/98	09/97	5-27.5
DOGWOOD RURAL ASSOC	1,339,774	56,332	1,616,052	510,194	56,332	2,126,246	2,182,578	511,766	05/99	10/98	5-27.5
EDGEWOOD EST	1,903,015	283,199	3,951,368	0	283,199	3,951,368	4,234,567	1,059,528	09/98	03/98	5-27.5
EMERALD TRACE	1,291,350	43,548	0	2,659,509	43,548	2,659,509	2,703,057	633,958	04/99	08/98	5-27.5
FORREST HILL APTS	2,826,395	191,250	0	0	221,250	0	221,250	0	11/98	07/97	5-27.5
GLENBROOK APTS	475,284	4,606	674,111	22,888	4,606	696,999	701,605	217,731	03/97	12/97	5-27.5
HARBOR POINTE	1,464,968	280,000	5,672,581	159,867	280,000	5,832,448	6,112,448	1,274,123	10/99	12/97	5-40
JACKSBORO APTS	566,045	31,893	268,583	516,855	31,893	785,438	817,331	247,028	01/98	12/97	5-27.5
JACKSON PARTNERS	5,460,000	300,067	6,039,223	3,898,123	315,352	9,937,346	10,252,698	3,420,605	06/98	12/96	5-27.5
KIEHL PARTNERS	9,000,000	747,825	9,410,576	4,174,613	747,825	13,585,189	14,333,014	4,299,387	06/99	02/98	5-27.5
LOMBARD PARTNERS	720,000	25,000	1,470,259	0	25,000	1,470,259	1,495,259	463,056	07/98	10/98	5-27.5
LUTKIN BAYOU ASSOC	803,769	25,000	878,839	127,509	25,000	1,006,348	1,031,348	297,140	06/97	11/97	5-27.5
THE LINCOLN HOTEL	735,495	0	1,454,115	119,034	0	1,573,149	1,573,149	455,447	07/97	02/97	5-27.5
NORTHFIELD APTS III	4,505,000	200,613	5,814,532	1,242,707	214,213	7,057,239	7,271,452	2,565,580	02/98	12/96	5-27.5
NORTHWAY DRIVE	1,465,894	280,849	1,480	4,794,044	280,849	4,795,524	5,076,373	1,138,552	03/98	04/97	5-45
OZARK ASSOC	447,006	13,750	511,269	61,050	13,750	572,319	586,069	161,188	07/97	10/97	5-27.5
PALMETTO PLACE	1,065,787	56,000	0	2,106,692	12,000	2,106,692	2,118,692	477,746	04/99	10/98	5-27.5
POPLARVILLE APTS	385,972	12,000	406,502	58,535	12,000	465,037	477,037	138,172	07/97	10/97	5-27.5
RHOME APTS	479,116	8,313	675,804	24,401	8,313	700,205	708,518	207,448	07/97	12/97	5-27.5
WESTFIELD APTS	772,405	49,748	1,773,153	0	49,748	1,773,153	1,822,901	465,651	08/98	11/97	5-27.5

	38,682,279	2,826,971	47,662,194	21,308,836	2,841,806	68,971,030	71,812,836	20,742,403

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 29
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/97		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	25,053,524
Improvements, etc	0
Other	0

		$25,053,524
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$25,053,524
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	19,483,060
Improvements, etc	16,333,428
Other	0

		$35,816,488
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$60,870,012
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,952,581
Improvements, etc	9,065,633
Other	0

		$15,018,214
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$75,888,226

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 29 (continued)

Balance at close of period — 3/31/00		$75,888,226
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	191,162
Other	0

		$191,162
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$76,079,388
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	180,150
Other	0

		$180,150
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0

Balance at close of period — 3/31/02		$76,259,538
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	229,921
Other	0

		$229,921
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$76,489,459

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 29 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/03		$76,489,459
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	160,933
Other	0

		$160,933
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$76,650,392
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	251,267
Other	0

		$251,267
Deductions during period:
Cost of real estate sold	$0
Other	(5,521,163)

		$(5,521,163)

Balance at close of period — 3/31/05		$71,380,496
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	310,666
Other	0

		$310,666
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$71,691,162

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 29 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/06		$71,691,162
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	121,674
Other	0

		$121,674
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$71,812,836

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 29 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/97		$0
Current year expense	$271,480

Balance at close of period — 3/31/98		$271,480
Current year expense	$1,330,842

Balance at close of period — 3/31/99		$1,602,322
Current year expense	$2,247,040

Balance at close of period — 3/31/00		$3,849,362
Current year expense	$2,630,360

Balance at close of period — 3/31/01		$6,479,722
Current year expense	$2,600,798

Balance at close of period — 3/31/02		$9,080,520
Current year expense	$2,610,904

Balance at close of period — 3/31/03		$11,691,424
Current year expense	$2,585,150

Balance at close of period — 3/31/04		$14,276,574
Current year expense	$1,692,028

Balance at close of period — 3/31/05		$15,968,602
Current year expense	$2,413,843

Balance at close of period — 3/31/06		$18,382,445
Current year expense	$2,359,958

Balance at close of period — 3/31/07		$20,742,403

Boston Capital Tax Credit Fund IV LP — Series 30
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

BELLWOOD FOUR	712,099	45,000	676,598	704,456	45,000	1,381,054	1,426,054	468,721	05/98	09/97	5-27.5
BOWIE APTS	1,026,747	32,714	267,955	1,216,783	32,714	1,484,738	1,517,452	451,986	10/98	08/97	5-27.5
BYAM LP	760,652	185,000	2,261,674	(28,934)	185,000	2,232,740	2,417,740	540,991	02/98	02/97	5-27.5
CVVA LP	1,522,473	60,000	1,250,961	722,478	60,000	1,973,439	2,033,439	584,772	10/99	03/98	5-27.5
EMERALD TRACE II	326,254	20,500	1,322,164	0	20,500	1,322,164	1,342,664	296,838	12/98	07/98	5-27.5
FVA LP	876,499	36,000	668,440	454,870	36,000	1,123,310	1,159,310	247,586	07/99	03/98	5-27.5
GRAHAM APARTMENTS	1,437,708	45,563	366,387	1,499,345	45,563	1,865,732	1,911,295	596,710	09/98	08/97	5-27.5
HILLSIDE TERRACE	1,746,411	369,421	4,812,286	1,691,531	330,000	6,503,817	6,833,817	1,300,126	07/00	04/99	12/40
JEFFRIES ASSOC	1,436,088	62,000	1,662,694	476,230	62,000	2,138,924	2,200,924	511,988	05/99	10/98	5-27.5
JMC LIMITED LIABILITY	764,607	50,000	0	1,711,748	11,000	1,711,748	1,722,748	403,993	03/98	08/97	5-27.5
KGVA LP	1,838,282	112,000	1,697,834	704,956	112,000	2,402,790	2,514,790	579,911	02/99	03/98	5-27.5
LINDEN PARTERS	910,768	4,848	1,819,922	0	4,848	1,819,922	1,824,770	413,453	06/99	07/98	7-40
MADISON PTRS LP	1,548,835	314,510	788,736	4,705,921	322,023	5,494,657	5,816,680	1,794,489	03/99	11/97	5-27.5
MILLWOOD	7,720,206	892,181	0	11,506,043	869,681	11,506,043	12,375,724	2,456,216	11/99	12/98	10-40
NOCONA APTS	761,998	15,651	207,520	896,977	15,651	1,104,497	1,120,148	323,901	12/98	08/97	5-27.5
PYRAMID ONE	629,917	100,000	1,445,832	1,125	100,000	1,446,957	1,546,957	408,917	11/99	04/99	5-27.5
TRINITY LIFE GARDENS	1,146,021	65,575	2,309,061	893,015	60,000	3,202,076	3,262,076	886,739	12/99	04/99	5-27.5
WEST SWANZEY	574,376	94,900	2,010,096	69,657	94,900	2,079,753	2,174,653	549,722	02/98	07/97	5-27.5

	25,739,941	2,505,863	23,568,160	27,226,201	2,406,880	50,794,361	53,201,241	12,817,059

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 30
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/97		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,362,304
Improvements, etc	0
Other	0

		$7,362,304
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$7,362,304
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,618,602
Improvements, etc	9,868,994
Other	0

		$24,487,596
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$31,849,900
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,102,175
Improvements, etc	16,227,330
Other	0

		$25,329,505
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$57,179,405

Notes to Schedule III
Boston Capital Tax Credit Fund IV — Series 30 (continued)

Balance at close of period — 3/31/00		$57,179,405
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,489,235
Other	0

		$2,489,235
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$59,668,640
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	536,047
Other	0

		$536,047
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$60,204,687
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	72,476
Other	0

		$72,476
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$60,277,163

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 30 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/03		$60,277,163
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	7,269
Other	0

		$7,269
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$60,284,432
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	57,471
Other	0

		$57,471
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$60,341,903
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	133,490
Other	0

		$133,490
Deductions during period:
Cost of real estate sold	$0
Other	(2,982,300)

		$(2,982,300)

Balance at close of period — 3/31/06		$57,493,093

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 30 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/06		$57,493,093
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	52,388
Other	0

		$52,388
Deductions during period:
Cost of real estate sold	$(4,344,240)
Other	0

		$(4,344,240)

Balance at close of period — 3/31/07		$53,201,241

Notes to Schedule III
Boston Capital Tax Credit Fund IV — Series 30 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/97		$0
Current year expense	$49,478

Balance at close of period — 3/31/98		$49,478
Current year expense	$463,672

Balance at close of period — 3/31/99		$513,150
Current year expense	$945,532

Balance at close of period — 3/31/00		$1,458,682
Current year expense	$1,631,321

Balance at close of period — 3/31/01		$3,090,003
Current year expense	$2,263,225

Balance at close of period — 3/31/02		$5,353,228
Current year expense	$1,885,175

Balance at close of period — 3/31/03		$7,238,403
Current year expense	$1,853,298

Balance at close of period — 3/31/04		$9,091,701
Current year expense	$1,810,526

Balance at close of period — 3/31/05		$10,902,227
Current year expense	$1,707,346

Balance at close of period — 3/31/06		$12,609,573
Current year expense	$1,518,022
Reduction for real-estate sod	(1,310,536)

Balance at close of period — 3/31/07		$12,817,059

Boston Capital Tax Credit Fund IV LP-Series 31
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost
				capitalized
				subsequent to		Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

BRITTNEY SQUARE	567,837	247,000	1,280,705	0	247,000	1,280,705	1,527,705	283,168	07/98	07/98	5-27.5
CANTON HOUSING I	2,186,849	99,900	2,245,160	746,990	99,900	2,992,150	3,092,050	1,010,596	07/98	11/97	5-27.5
CANTON HOUSING II	1,105,697	66,920	1,023,746	353,823	66,920	1,377,569	1,444,489	474,066	07/98	11/97	5-27.5
CANTON HOUSING III	825,268	38,205	799,913	268,055	38,205	1,067,968	1,106,173	364,715	07/98	11/97	5-27.5
CANTON HOUSING IV	792,052	40,500	784,923	275,378	40,500	1,060,301	1,100,801	367,810	07/98	11/97	5-27.5
CLEVELAND PTRS	1,501,325	244,500	1,941,969	3,563,036	265,000	5,505,005	5,770,005	1,923,111	06/98	11/97	5-27.5
DOUBLE SPRINGS	344,750	157,000	960,378	505,494	157,000	1,465,872	1,622,872	335,321	03/99	09/98	5-27.5
EAGLE’S RIDGE TERRACE	1,726,477	63,200	508,815	1,951,814	63,200	2,460,629	2,523,829	616,648	05/98	12/97	5-27.5
ELLISVILLE LP	627,991	31,000	723,650	230,088	31,000	953,738	984,738	244,390	06/98	12/97	5-27.5
G.A.V.A. LP	706,198	35,500	616,645	275,624	37,014	892,269	929,283	208,643	02/99	03/98	5-27.5
HATTIESBURG LP	809,722	15,000	979,143	275,007	15,000	1,254,150	1,269,150	312,783	06/98	12/97	5-27.5
HENDERSON TERRACE	495,370	22,000	221,549	482,028	22,000	703,577	725,577	177,004	09/98	11/97	5-27.5
HERITAGE I	871,221	46,000	522,601	830,596	46,014	1,353,197	1,399,211	424,611	05/98	10/97	5-27.5
HURRICANE HILLS	714,438	121,171	3,086,025	12,332	121,171	3,098,357	3,219,528	742,282	08/98	09/97	5-27.5
LAKEVIEW LITTLE ELM	422,719	28,750	255,929	358,586	28,750	614,515	643,265	178,576	01/99	11/97	5-27.5
LEVEL CREEK	12,790,000	1,120,908	0	13,568,350	1,120,908	13,568,350	14,689,258	5,096,036	05/99	05/98	5-27.5
MESQUITE TRAILS	648,928	10,860	240,143	714,508	10,860	954,651	965,511	275,254	11/98	11/97	5-27.5
MONFORT HOUSING	3,393,766	436,143	2,661,689	1,780,679	436,143	4,442,368	4,878,511	1,099,533	10/98	09/97	5-27.5
N.M.V.A. LP	845,404	44,114	679,817	419,356	44,114	1,099,173	1,143,287	246,022	04/99	03/98	5-27.5
PILOT POINT LP	728,771	65,570	339,377	621,403	65,570	960,780	1,026,350	304,750	02/99	11/97	5-27.5
RIVERBEND APTS	753,756	201,961	0	2,498,936	201,961	2,498,936	2,700,897	567,195	07/98	10/97	5-27.5

Boston Capital Tax Credit Fund IV LP-Series 31
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost
				capitalized
				subsequent to		Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

SAN ANGELO BENT TREE	2,517,801	294,023	0	6,601,796	300,841	6,601,796	6,902,637	1,545,422	07/99	12/97	5-27.5
SEAGRAVES APTS	431,150	25,200	537,944	29,409	25,200	567,353	592,553	121,116	05/00	09/00	5-27.5
SENCIT HAMPDEN	1,970,740	307,860	0	5,140,310	307,860	5,140,310	5,448,170	1,087,128	09/98	10/97	7-40
SILVER CREEK	3,169,860	175,000	0	9,063,308	175,000	9,063,308	9,238,308	2,276,899	08/99	03/98	5-27.5
SUMMERDALE PTRS	3,639,979	420,540	1,386,000	4,969,876	271,620	6,355,876	6,627,496	1,442,438	04/99	12/98	5-27.5
WINDSOR PARK PTRS	7,500,000	248,000	5,105,823	7,788,269	270,461	12,894,092	13,164,553	4,150,905	03/99	11/97	5-27.5

	52,088,069	4,606,825	26,901,945	63,325,050	4,509,212	90,226,995	94,736,207	25,876,422

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 31
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/97		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	20,789,823
Improvements, etc	0
Other	0

		$20,789,823
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$20,789,823
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	10,155,803
Improvements, etc	23,622,080
Other	0

		$33,777,883
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$54,567,706
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	37,773,041
Other	0

		$37,773,041
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$92,340,747

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 31 (continued)

Balance at close of period — 3/31/00		$92,340,747
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	561,718
Improvements, etc	171,433
Other	0

		$733,151
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$93,073,898
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	277,575
Other	0

		$277,575
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$93,351,473
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	173,492
Other	0

		$173,492
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$93,524,965

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 31 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/03		$93,524,965
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	299,763
Other	0

		$299,763
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$93,824,728
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	408,088
Other	0

		$408,088
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$94,232,816
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	287,709
Other	0

		$287,709
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0

Balance at close of period — 3/31/06		$94,520,525

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 31 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/06		$94,520,525
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	215,682
Other	0

		$215,682
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period - 3/31/07		$94,736,207

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 31 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/97		$0
Current year expense	$41,619

Balance at close of period — 3/31/98		$41,619
Current year expense	$973,901

Balance at close of period — 3/31/99		$1,015,520
Current year expense	$2,743,105

Balance at close of period — 3/31/00		$3,758,625
Current year expense	$3,363,318

Balance at close of period — 3/31/01		$7,121,943
Current year expense	$3,254,509

Balance at close of period — 3/31/02		$10,376,452
Current year expense	$3,175,143

Balance at close of period — 3/31/03		$13,551,595
Current year expense	$3,154,151

Balance at close of period — 3/31/04		$16,705,746
Current year expense	$3,104,266

Balance at close of period — 3/31/05		$19,810,012
Current year expense	$3,063,332

Balance at close of period — 3/31/06		$22,873,344
Current year expense	$3,003,078

Balance at close of period — 3/31/07		$25,876,422

Boston Capital Tax Credit Fund IV LP — Series 32
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

200 EAST AVENUE	8,717,569	61,000	7,896,816	2,409,290	61,000	10,306,106	10,367,106	2,232,254	07/00	01/99	12-40
ATHENS PARTNERS	1,140,247	327,639	2,978,391	2,281,966	342,639	5,260,357	5,602,996	1,666,652	06/99	10/98	5/27.5
CHARDONNAY LP	53,306	5,200	586,804	44,465	5,200	631,269	636,469	218,092	01/97	01/98	5-27.5
COGIC VILLAGE	2,248,618	115,000	0	8,719,176	115,000	8,719,176	8,834,176	3,088,084	07/99	04/98	5-27.5
COURTSIDE	846,303	146,529	2,820,490	48,516	146,529	2,869,006	3,015,535	817,601	07/98	06/98	7-40
FFLM ASSOC	6,712,692	1,359,240	12,454,121	314,237	1,359,240	12,768,358	14,127,598	5,862,235	01/95	01/98	5-40
GRANDA ROSE	199,296	5,000	271,347	8,563	5,000	279,910	284,910	57,978	11/01	05/01	5-27.5
INDIANA DEV (CLEAR CREEK)	1,478,688	55,000	3,760,163	(109,376)	55,000	3,650,787	3,705,787	947,239	09/99	07/98	5-27.5
JACKSON BOND	3,500,000	536,323	952,071	7,034,577	536,323	7,986,648	8,522,971	2,404,499	12/99	07/98	5-27.5
KEIST TOWNHOMES	3,432,590	622,558	0	12,191,478	622,558	12,191,478	12,814,036	2,378,543	12/99	11/98	10-40
MARTINSVILLE I	227,577	24,000	0	1,109,128	52,000	1,109,128	1,161,128	271,293	02/00	08/99	5-40
PARKSIDE PLAZA	1,332,509	0	0	4,160,483	0	4,160,483	4,160,483	897,393	05/01	07/99	5-27.5
PECAN MANOR	761,751	60,400	1,961,002	160,953	60,400	2,121,955	2,182,355	477,332	10/98	07/98	5-27.5
PEARL PARTNERS	8,000,000	599,461	2,248,687	9,549,602	615,788	11,798,289	12,414,077	3,650,802	12/99	06/98	5-27.5
PEARLWOOD LP	890,126	162,032	2,099,724	(300,770)	162,032	1,798,954	1,960,986	604,497	05/98	02/98	5-27.5
PINE RIDGE	780,508	88,220	0	2,134,022	94,833	2,134,022	2,228,855	490,136	01/99	07/98	5-27.5
PYRAMID IV LP	855,836	99,500	368,780	3,483,741	99,500	3,852,521	3,952,021	1,000,508	05/00	05/98	5-27.5

	41,177,616	4,267,102	38,398,396	53,240,051	4,333,042	91,638,447	95,971,489	27,065,138

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 32
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/98		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	30,592,172
Improvements, etc	0
Other	0

		$30,592,172
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$30,592,172
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	11,796,979
Improvements, etc	42,439,868
Other	0

		$54,236,847
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$84,829,019
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,887,087
Other	0

		$4,887,087
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$89,716,106

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 32 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/01		$89,716,106
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	276,347
Improvements, etc	4,688,499
Other	0

		$4,964,846
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$94,680,952
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	57,677
Other	0

		$57,677
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$94,738,629
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	231,615
Other	0

		$231,615
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$94,970,244

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 32 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/04		$94,970,244
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	262,855
Other	0

		$262,855
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$95,233,099
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	409,071
Other	0

		$409,071
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$95,642,170
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	329,319
Other	0

		$329,319
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$95,971,489

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 32 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/98		$0
Current year expense	$1,855,693

Balance at close of period — 3/31/99		$1,855,693
Current year expense	$1,533,304

Balance at close of period — 3/31/00		$3,388,997
Current year expense	$3,367,095

Balance at close of period — 3/31/01		$6,756,092
Current year expense	$3,601,011

Balance at close of period — 3/31/02		$10,357,103
Current year expense	$3,433,597

Balance at close of period — 3/31/03		$13,790,700
Current year expense	$3,388,798

Balance at close of period — 3/31/04		$17,179,498
Current year expense	$3,344,115

Balance at close of period — 3/31/05		$20,523,613
Current year expense	$3,285,222

Balance at close of period — 3/31/06		$23,808,835
Current year expense	$3,256,303

Balance at close of period — 3/31/07		$27,065,138

Boston Capital Tax Credit Fund IV LP — Series 33
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

BRADFORD GROUP	1,052,177	101,388	0	2,695,584	101,388	2,695,584	2,796,972	708,498	09/99	10/98	5-27.5
FFLM ASSOC.	6,712,692	1,359,240	12,454,121	314,237	1,359,240	12,768,358	14,127,598	5,862,235	01/95	01/98	5-40
FOREST PARK	859,857	175,500	0	2,156,764	175,500	2,156,764	2,332,264	510,135	01/99	07/98	5-27.5
HARBOUR POINTE	1,464,968	280,000	5,672,581	159,867	280,000	5,832,448	6,112,448	1,274,123	10/99	01/99	5-40
KIEST TOWNHOMES	3,432,590	622,558	0	12,191,478	622,558	12,191,478	12,814,036	2,378,543	12/99	08/98	10-40
MERCHANT’S COURT	5,700,026	0	0	13,412,517	1,069,682	13,412,517	14,482,199	3,574,206	12/99	10/98	10-40
NHC #5	2,928,851	387,045	0	6,407,636	387,045	6,407,636	6,794,681	2,236,185	07/99	03/98	5-27.5
NORTHROCK HOUSING	2,310,434	250,478	1,356,518	3,304,851	250,478	4,661,369	4,911,847	841,562	05/00	05/99	10-40
SOUTHAVEN	9,790,000	974,288	1,815,504	11,034,677	999,288	12,850,181	13,849,469	4,014,283	12/99	10/98	5-27.5
STEARNS ASSITED LIVING	435,500	1	0	2,912,671	1	2,912,671	2,912,672	470,385	3/01	12/99	5-27.5

	35,116,519	4,150,498	21,298,724	54,414,119	5,245,180	75,889,006	81,134,186	21,870,155

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 33
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/98		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	17,889,644
Improvements, etc	0
Other	0

		$17,889,644
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$17,889,644
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,559,577
Improvements, etc	37,620,253
Other	0

		$45,179,830
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$63,069,474
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	13,783,067
Other	0

		$13,783,067
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$76,852,541

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 33 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/01		$76,852,541
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	3,396,126
Other	0

		$3,396,126
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$80,248,667
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	88,428
Other	0

		$88,428
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$80,337,095
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	45,294
Other	0

		$45,294
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$80,382,389

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 33 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/04		$80,382,389
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	226,590
Other	0

		$226,590
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$80,608,979
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	349,044
Other	0

		$349,044
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$80,958,023
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	176,163
Other	0

		$176,163
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$81,134,186

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 33 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/98		$0
Current year expense	$1,694,284

Balance at close of period — 3/31/99		$1,694,284
Current year expense	$1,033,967

Balance at close of period — 3/31/00		$2,728,251
Current year expense	$2,717,698

Balance at close of period — 3/31/01		$5,445,949
Current year expense	$2,873,929

Balance at close of period — 3/31/02		$8,319,878
Current year expense	$2,781,889

Balance at close of period —- 3/31/03		$11,101,767
Current year expense	$2,735,278

Balance at close of period — 3/31/04		$13,837,045
Current year expense	$2,695,943

Balance at close of period — 3/31/05		$16,532,988
Current year expense	$2,705,014

Balance at close of period — 3/31/06		$19,238,002
Current year expense	$2,632,153

Balance at close of period — 3/31/07		$21,870,155

Boston Capital Tax Credit Fund IV LP — Series 34
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period						Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

ABBEY RIDGE	421,485	48,000	2,129,097	0	48,000	2,129,097	2,177,097	436,803	01/00	02/00	5-27.5

ALLISON APTS	739,367	208,000	0	1,733,194	208,000	1,733,194	1,941,194	412,442	01/99	11/98	5-27.5

BELMONT AFFORDABLE HOUSING	438,579	5,000	2,374,186	3,697	5,000	2,377,883	2,382,883	493,994	12/98	01/99	5-27.5

BOERNE CREEKSIDE	1,920,039	204,622	0	4,770,432	205,736	4,770,432	4,976,168	1,029,117	06/00	11/98	5-27.5

HIGHWAY 18 PARTNERS	10,320,000	766,286	7,424,418	5,809,627	797,823	13,234,045	14,031,868	3,730,863	06/00	10/99	5-27.5

HOWARD PARK	329,144	75,000	1,159,772	13,203	75,000	1,172,975	1,247,975	402,974	12/99	04/99	5-27.5

KERRVILLE MEADOWS	1,493,169	174,699	0	4,369,213	226,306	4,369,213	4,595,519	1,055,896	04/00	11/98	5-27.5

MERCHANT’S COURT	5,700,026	1,069,682	3,060,740	10,351,777	1,069,682	13,412,517	14,482,199	3,574,206	12/99	02/99	5-27.5

MILLWOOD PARK	7,720,206	892,181	0	11,506,043	869,681	11,506,043	12,375,724	2,456,216	11/99	12/98	10-40

MONTOUR FALLS VILLAGE	1,015,517	65,556	0	1,844,074	35,000	1,844,074	1,879,074	597,890	04/99	10/98	5-27.5

NORTHWOOD HOMES	715,859	96,000	1,953,479	0	96,000	1,953,479	2,049,479	453,668	06/99	04/99	5-27.5

RHP-96	1,605,242	142,576	0	3,647,061	142,576	3,647,061	3,789,637	838,424	12/99	10/98	5-27.5

SOUTHAVEN PTRS I	9,790,000	974,288	1,815,504	11,034,677	999,288	12,850,181	13,849,469	4,014,283	12/99	03/99	5-27.5

WASHINGTON COURTYARD	2,696,504	580,398	0	3,802,946	580,398	3,802,946	4,383,344	1,038,130	08/00	08/99	5-27.5

	44,905,137	5,302,288	19,917,196	58,885,944	5,358,490	78,803,140	84,161,630	20,534,906

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 34
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/98		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,477,426
Improvements, etc	0
Other	0

		$4,477,426
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/99		$4,477,426
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,434,539
Improvements, etc	36,399,836
Other	0

		$50,834,375
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$55,311,801
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	28,731,541
Other	0

		$28,731,541
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$84,043,342

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 34 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/01		$84,043,342
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	77,421
Other	0

		$77,421
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$84,120,763
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	122,041
Other	0

		$122,041
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$84,242,804
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	194,022
Other	0

		$194,022
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$84,436,826

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 34 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/04		$84,436,826
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	145,196
Other	0

		$145,196
Deductions during period:
Cost of real estate sold	$0
Other	(759,111)

		$(759,111)

Balance at close of period — 3/31/05		$83,822,911
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	181,182
Other	0

		$181,182
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$84,004,093
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	157,537
Other	0

		$157,537
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$84,161,630

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 34 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/98		$0
Current year expense	$0

Balance at close of period — 3/31/99		$0
Current year expense	$496,969

Balance at close of period — 3/31/00		$496,969
Current year expense	$2,631,105

Balance at close of period — 3/31/01		$3,128,074
Current year expense	$3,040,893

Balance at close of period — 3/31/02		$6,168,967
Current year expense	$2,976,988

Balance at close of period — 3/31/03		$9,145,955
Current year expense	$2,956,612

Balance at close of period — 3/31/04		$12,102,567
Current year expense	$2,766,969

Balance at close of period — 3/31/05		$14,869,536
Current year expense	$2,862,114

Balance at close of period — 3/31/06		$17,731,650
Current year expense	$2,803,256

Balance at close of period — 3/31/07		$20,534,906

Boston Capital Tax Credit Fund IV LP — Series 35
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
	Initial cost to company			acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated		Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	Date of construction	acquired	computed

ASHTON COVE	1,853,973	315,041	0	4,511,659	315,041	4,511,659	4,826,700	788,073	04/00	01/00	7-40
BRAZOSWOOD	1,925,833	83,741	0	5,529,182	162,413	5,529,182	5,691,595	1,122,626	07/00	07/99	5-27.5
COLUMBIA WOODS	4,260,133	605,453	0	10,497,038	630,361	10,497,038	11,127,399	1,968,461	06/02	10/00	5-40
CYPRESS POINTE	1,823,856	247,810	3,148,052	2,436,848	247,810	5,584,900	5,832,710	1,377,766	03/00	04/99	5-27.5
GARDEN GATE II ( NEW CANEY)	791,935	34,078	0	1,900,910	34,078	1,900,910	1,934,988	324,275	07/00	03/99	7-40
HILLSIDE TERRACE	1,746,411	369,421	4,812,286	1,691,531	330,000	6,503,817	6,833,817	1,300,126	07/00	04/99	12-40
MULVANE HOUSING	1,777,617	188,000	4,043,181	6,038	188,000	4,049,219	4,237,219	792,074	11/99	12/98	10-40
RIVERWALK APTS HOMES	388,352	44,380	1,699,925	4,190	44,380	1,704,115	1,748,495	507,772	07/99	12/98	5-27.5
TENNESSEE PARTNERS XII	5,000,000	390,100	6,182,403	121,615	390,100	6,304,018	6,694,118	1,870,092	12/99	04/99	5-27.5
WASHINGTON COURTYARD	2,696,504	580,398	0	3,802,946	580,398	3,802,946	4,383,344	1,038,130	08/00	08/99	5-27.5
WEDGEWOOD PARK	5,194,092	750,000	0	11,894,350	812,355	11,894,350	12,706,705	2,264,147	08/00	12/99	5-27.5

	27,458,706	3,608,422	19,885,847	42,396,307	3,734,936	62,282,154	66,017,090	13,353,542

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 35
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/99		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	22,888,816
Improvements, etc	0
Other	0

		$22,888,816
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$22,888,816
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	605,453
Improvements, etc	32,788,341
Other	0

		$33,393,794
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$56,282,610
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	10,256,693
Other	0

		$10,256,693
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$66,539,303

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 35 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/01		$66,539,303
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	131,451
Other	0

		$131,451
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$66,670,754
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,293
Other	0

		$90,293
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$66,761,047
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	24,200
Other	0

		$24,200
Deductions during period:
Cost of real estate sold	$0
Other	(884,955)

		$(884,955)

Balance at close of period — 3/31/05		$65,900,292

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 35 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/05		$65,900,292
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	53,189
Other	0

		$53,189
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$65,953,481
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	63,609
Other	0

		$63,609
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$66,017,090

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 35 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/99		$0
Current year expense	$109,873

Balance at close of period — 3/31/00		$109,873
Current year expense	$1,272,940

Balance at close of period — 3/31/01		$1,382,813
Current year expense	$1,810,098

Balance at close of period — 3/31/02		$3,192,911
Current year expense	$2,112,653

Balance at close of period — 3/31/03		$5,305,564
Current year expense	$2,113,489

Balance at close of period — 3/31/04		$7,419,053
Current year expense	$1,945,714

Balance at close of period — 3/31/05		$9,364,767
Current year expense	$1,994,670

Balance at close of period — 3/31/06		$11,359,437
Current year expense	$1,994,105

Balance at close of period — 3/31/07		$13,353,542

Boston Capital Tax Credit Fund IV LP — Series 36
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
	Initial cost to company			acquisition	at close of period				Date		Life on which
	Encum-		Buildings and			Buildings and		Accumulated	of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

ALOHA HOUSING	3,090,856	552,000	3,283,217	60,689	552,000	3,343,906	3,895,906	909,640	11/99	08/99	5-27.5
ANNADALE HOUSING	12,685,618	226,000	12,231,650	389,985	226,000	12,621,635	12,847,635	4,089,687	06/90	01/00	5-50
ASHTON RIDGE	2,549,103	300,500	9,547,932	276,176	300,500	9,824,108	10,124,608	2,982,765	12/00	02/00	5-27.5
NOWATA	1,239,205	35,000	859,081	735,636	30,000	1,594,717	1,624,717	397,792	02/00	08/99	5-30
PARIS PLACE	1,189,729	272,000	0	2,010,100	272,000	2,010,100	2,282,100	342,880	09/00	11/99	5-27.5
RIVERVIEW BEND	3,120,000	150,000	3,277,543	1,257,906	241,987	4,535,449	4,777,436	1,242,410	03/00	12/99	5-27.5
SR SUITES WASHINGTON HGTS	3,404,153	29,876	7,361,729	65,690	38,935	7,427,419	7,466,354	1,744,756	11/00	12/99	5-27.5
VALLEYVIEW ESTATES	404,014	188,091	2,125,968	155,050	63,649	2,281,018	2,344,667	673,771	05/00	11/99	5-27.5
WEDGEWOOD PARK	5,194,092	750,000	0	11,894,350	812,355	11,894,350	12,706,705	2,264,147	08/00	12/99	5-27.5
WILLOWBROOK APTS	978,434	215,000	2,220,401	0	215,000	2,220,401	2,435,401	468,858	09/99	06/99	5-27.5
WINGFILED APTS	673,530	139,800	2,104,682	0	139,800	2,104,682	2,244,482	494,898	07/99	06/99	5-27.5

	34,528,734	2,858,267	43,012,203	16,845,582	2,892,226	59,857,785	62,750,011	15,611,604

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 36
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/99		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	13,858,724
Improvements, etc	0
Other	0

		$13,858,724
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$13,858,724
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	22,306,082
Improvements, etc	25,593,908
Other	0

		$47,899,990
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$61,758,714
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	423,780
Other	0

		$423,780
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$62,182,494

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 36 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/02		$62,181,494
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	104,729
Other	0

		$104,729
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$62,287,223
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	101,156
Other	0

		$101,156
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$62,388,379
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	111,684
Other	0

		$111,684
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$62,500,063

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 36 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/05		$62,500,063
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	142,938
Other	0

		$142,938
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$62,643,001
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	107,010
Other	0

		$107,010
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$62,750,011

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 36 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/99		$0
Current year expense	$109,722

Balance at close of period — 3/31/00		$109,722
Current year expense	$3,420,983

Balance at close of period — 3/31/01		$3,530,705
Current year expense	$2,140,499

Balance at close of period — 3/31/02		$5,671,204
Current year expense	$2,060,370

Balance at close of period — 3/31/03		$7,731,574
Current year expense	$2,007,263

Balance at close of period — 3/31/04		$9,738,837
Current year expense	$2,002,647

Balance at close of period — 3/31/05		$11,741,484
Current year expense	$1,954,679

Balance at close of period — 3/31/06		$13,696,163
Current year expense	$1,915,441

Balance at close of period — 3/31/07		$15,611,604

Boston Capital Tax Credit Fund IV LP — Series 37
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
	Initial cost to company			acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

ASHTON RIDGE	2,549,103	300,500	9,547,932	276,176	300,500	9,824,108	10,124,608	2,982,765	12/00	02/00	5-27.5

BALDWIN VILLAS	4,738,000	200,000	0	7,889,883	325,000	7,889,883	8,214,883	1,729,177	7/01	10/99	5-27.5

COLUMBIA WOODS	4,260,133	605,453	0	10,497,038	630,361	10,497,038	11,127,399	1,968,461	06/02	10/00	5-40

HIGHWAY 18	10,320,000	766,286	7,424,418	5,809,627	797,823	13,234,045	14,031,868	3,730,863	06/00	10/99	5-27.5

SR SUITES WASHINTGON HGTS	3,404,153	29,876	7,361,729	65,690	38,935	7,427,419	7,466,354	1,744,756	11/00	12/99	5-27.5

SILVER POND	4,218,442	340,000	3,518,005	2,522,908	340,000	6,040,913	6,380,913	925,794	12/01	06/00	40

STEARNS ASSISTED LIVING	435,500	1	0	2,912,671	1	2,912,671	2,912,672	470,385	3/01	12/99	5-27.5

	29,925,331	2,242,116	27,852,084	29,973,993	2,432,620	57,826,077	60,258,697	13,552,201

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 37
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/99		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	8,390,705
Improvements, etc	0
Other	0

		$8,390,705
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$8,390,705
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	10,519,032
Improvements, etc	19,144,384
Other	0

		$29,663,416
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$38,054,121
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	21,802,305
Other	0

		$21,802,305
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$59,856,426

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 37 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/02		$59,856,426
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	243,191
Other	0

		$243,191
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$60,099,617
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	104,983
Other	0

		$104,983
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$60,204,600
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	51,226
Other	0

		$51,226
Deductions during period:
Cost of real estate sold	$0
Other	(78,000)

		$(78,000)

Balance at close of period — 3/31/05		$60,177,826

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 37 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/05		$60,177,826
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	70,205
Other	0

		$70,205
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$60,248,031
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	10,666
Other	0

		$10,666
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$60,258,697

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 37 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/99		$0
Current year expense	$0

Balance at close of period — 3/31/00		$0
Current year expense	$719,027

Balance at close of period — 3/31/01		$719,027
Current year expense	$1,847,312

Balance at close of period — 3/31/02		$2,566,339
Current year expense	$2,311,392

Balance at close of period — 3/31/03		$4,877,731
Current year expense	$2,242,481

Balance at close of period — 3/31/04		$7,120,212
Current year expense	$2,214,396

Balance at close of period — 3/31/05		$9,334,608
Current year expense	$2,169,164

Balance at close of period — 3/31/06		$11,503,772
Current year expense	$2,048,429

Balance at close of period — 3/31/07		$13,552,201

Boston Capital Tax Credit Fund IV LP — Series 38
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
	Initial cost to company			acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

ALDINE WESTFIELD	3,442,320	334,472	0	8,894,479	347,330	8,894,479	9,241,809	1,557,494	07/01	04/00	5-27.5
ANDOVER HOUSING	2,415,666	150,000	4,645,760	356,952	150,000	5,002,712	5,152,712	919,459	12/00	05/00	10-40
ARBORS AT EAGLE CREST	1,620,474	305,872	0	8,377,643	181,250	8,377,643	8,558,893	2,317,525	10/01	12/00	5-27.5
BRISTOW PLACE	1,222,869	32,500	896,311	908,591	32,500	1,804,902	1,837,402	358,407	12/00	06/00	5-30
COLUMBIA CREEK	5,410,855	1,068,040	0	11,870,144	1,070,161	11,870,144	12,940,305	2,350,007	11/01	08/00	5-27.5
CUSHING PLACE	1,090,507	0	1,358,355	207,052	30,000	1,565,407	1,595,407	366,615	10/00	03/00	5-27.5
EDNA VANDERBILT	306,482	10,000	502,555	3,558	10,000	506,113	516,113	91,411	10/01	05/01	5-27.5
HAMMOND PLACE	488,767	94,026	2,164,107	0	94,026	2,164,107	2,258,133	411,406	04/00	03/00	5-27.5
HERITAGE II	895,463	60,130	1,171,322	(11,257)	60,130	1,160,065	1,220,195	304,657	06/00	06/00	5-27.5
WILLOWBROOK II	877,560	168,860	2,093,435	0	168,860	2,093,435	2,262,295	425,466	10/01	03/00	5-27.5

	17,770,963	2,223,900	12,831,845	30,607,162	2,144,257	43,439,007	45,583,264	9,102,447

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 38
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/00		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,543,190
Improvements, etc	0
Other	0

		$14,543,190
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$14,543,190
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	512,555
Improvements, etc	30,124,847
Other	0

		$30,637,402
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$45,180,592
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	499,234
Other	0

		$499,234
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$45,679,826

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 38 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/03		$45,679,826
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,686
Other	0

		$2,686
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$45,682,512
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,426
Other	0

		$1,426
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$45,683,938
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	3,200
Other	0

		$3,200
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$45,687,138

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 38 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/06		$45,687,138
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,876
Other	0

		$4,876
Deductions during period:
Cost of real estate sold	$0
Other	(108,750)

		$(108,750)

Balance at close of period — 3/31/07		$45,583,264

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 38 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/00		$0
Current year expense	$143,616

Balance at close of period — 3/31/01		$143,616
Current year expense	$1,011,977

Balance at close of period — 3/31/02		$1,155,593
Current year expense	$1,692,973

Balance at close of period — 3/31/03		$2,848,566
Current year expense	$1,630,794

Balance at close of period — 3/31/04		$4,479,360
Current year expense	$1,583,357

Balance at close of period — 3/31/05		$6,062,717
Current year expense	$1,568,490

Balance at close of period — 3/31/06		$7,631,207
Current year expense	$1,471,240

Balance at close of period — 3/31/07		$9,102,447

Boston Capital Tax Credit Fund IV LP — Series 39
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

ARBORS AT EAGLE CREST	1,620,474	305,872	0	8,377,643	181,250	8,377,643	8,558,893	2,317,525	10/01	12/00	5-27.5
ARBORS AT IRONWOOD	1,751,649	121,057	0	5,650,010	110,000	5,650,010	5,760,010	1,579,378	09/01	07/00	5-27.5
AUSTIN ACRES	843,249	128,000	0	2,045,772	128,000	2,045,772	2,173,772	294,492	09/01	11/00	5-27.5
COLUMBIA CREEK	5,410,855	1,068,040	0	11,870,144	1,070,161	11,870,144	12,940,305	2,350,007	11/01	08/00	5-27.5
DAYSTAR	763,773	155,028	0	1,800,059	155,028	1,800,059	1,955,087	279,465	01/01	02/01	5-27.5
GOUVERNEUR SR	1,156,319	0	0	4,178,717	66,600	4,178,717	4,245,317	645,557	10/01	12/00	12-40
HILLVIEW	887,129	10,000	1,201,246	0	10,000	1,201,246	1,211,246	211,611	12/01	05/01	5-27.5
TALLY HO II	564,742	30,000	1,131,775	(67,711)	30,000	1,064,064	1,094,064	223,077	12/01	06/01	5-27.5
TIMEVER TRAILS I	802,810	50,000	1,280,757	(21,668)	50,000	1,259,089	1,309,089	239,629	07/01	06/01	5-27.5

	13,801,000	1,867,997	3,613,778	33,832,966	1,801,039	37,446,744	39,247,783	8,140,741

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 39
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/00		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,376,035
Improvements, etc	0
Other	0

		$4,376,035
Deductions during period:
Cost of real estate sold	$0
Other	0

Other		$0

Balance at close of period — 3/31/01		$4,376,035
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,703,778
Improvements, etc	29,690,055
Other	0

		$33,393,833
Deductions during period:
Cost of real estate sold	$0
Other	(2,598,038)

		$(2,598,038)

Balance at close of period — 3/31/02		$35,171,830
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,159,308
Other	0

		$4,159,308
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$39,331,138

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 39 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/03		$39,331,138
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	10,836
Other	0

		$10,836
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$39,341,974
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,101
Other	0

		$1,101
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$39,343,075
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,157
Other	0

		$2,157
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$39,345,232

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 39 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/06		$39,345,232
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	11,301
Other	0

		$11,301
Deductions during period:
Cost of real estate sold	$0
Other	(108,750)

		$(108,750)

Balance at close of period — 3/31/07		$39,247,783

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 39 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/00		$0
Current year expense	$11,017

Balance at close of period — 3/31/01		$11,017
Current year expense	$735,243

Balance at close of period — 3/31/02		$746,260
Current year expense	$1,603,550

Balance at close of period — 3/31/03		$2,349,810
Current year expense	$1,524,523

Balance at close of period — 3/31/04		$3,874,333
Current year expense	$1,453,577

Balance at close of period — 3/31/05		$5,327,910
Current year expense	$1,433,925

Balance at close of period — 3/31/06		$6,761,835
Current year expense	$1,378,906

Balance at close of period — 3/31/07		$8,140,741

Boston Capital Tax Credit Fund IV LP — Series 40
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period						Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

ARBORS IRONWOOD II	872,473	115,000	2,665,008	12,820	115,000	2,677,828	2,792,828	698,457	11/01	02/01	5-27.5
AZLE FOUNTAINHEAD	1,168,592	52,400	782,639	1,120,092	52,400	1,902,731	1,955,131	316,610	05/02	10/01	5-27.5
BALDWIN VILLAS	4,738,000	325,000	7,838,615	51,268	325,000	7,889,883	8,214,883	1,729,177	07/01	07/01	5-27.5
CAPITAL FIVE	1,209,594	107,162	1,117,138	1,771,813	107,162	2,888,951	2,996,113	578,073	07/02	06/01	5-27.5
CARLISLE APTS	765,258	84,027	2,158,184	2,519	84,027	2,160,703	2,244,730	431,259	06/01	02/01	5-27.5
CENTER PLACE II	773,938	28,590	1,267,462	19,017	28,590	1,286,479	1,315,069	221,337	10/01	10/01	5-27.5
KC HOMES	3,693,862	275,100	4,764,685	67,903	275,100	4,832,588	5,107,688	933,161	11/01	08/01	5-27.5
LONDONTOWN HOMES	545,357	257,366	2,281,695	0	257,366	2,281,695	2,539,061	349,811	06/01	02/01	5-27.5
MA NO. 2	1,323,084	66,500	2,450,256	133,484	66,500	2,583,740	2,650,240	465,461	02/02	02/01	5-27.5
MEADOWSIDE ASSOC	1,572,958	0	0	3,324,082	51,725	3,324,082	3,375,807	551,337	12/01	05/01	5-27.5
NORTHROCK II	2,261,842	110,000	892,246	3,569,009	110,000	4,461,255	4,571,255	621,520	05/02	07/01	10-40
OAKLAND PSHP	1,231,037	40,000	2,017,047	(39,561)	40,000	1,977,486	2,017,486	384,678	07/01	02/01	5-27.5
SEDGWICK SUNDANCE	359,736	5,000	2,176,106	0	5,000	2,176,106	2,181,106	307,823	10/01	09/01	5-27.5
SOUTHBROOK HOMES	488,472	240,000	2,272,500	0	240,000	2,272,500	2,512,500	305,616	11/01	04/01	5-27.5
SPRINGFIELD METRO	26,520,502	3,282,371	38,725,894	204,893	3,282,371	38,930,787	42,213,158	6,225,033	10/01	06/02	5-40
WESTERN GARDENS	1,279,829	40,800	2,086,305	(100,861)	40,800	1,985,444	2,026,244	435,775	07/01	02/01	5-27.5

	48,804,534	5,029,316	73,495,780	10,136,478	5,081,041	83,632,258	88,713,299	14,555,128

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 40
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/01		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	36,516,831
Improvements, etc	0
Other	0

		$36,516,831
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$36,516,831
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	42,008,265
Improvements, etc	10,001,536
Other	0

		$52,009,801
Deductions during period:
Cost of real estate sold	$0
Other	(140,422)

		$(140,422)

Balance at close of period — 3/31/03		$88,386,210
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	61,494
Other	0

		$61,494
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$88,447,704

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 40(continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/04		$88,447,704
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	84,576
Other	0

		$84,576
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$88,532,280
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	108,994
Other	0

		$108,994
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$88,641,274
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	72,025
Other	0

		$72,025
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$88,713,299

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 40(continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/01		$0
Current year expense	$584,300

Balance at close of period — 3/31/02		$584,300
Current year expense	$2,524,855

Balance at close of period — 3/31/03		$3,109,155
Current year expense	$2,908,580

Balance at close of period — 3/31/04		$6,017,735
Current year expense	$2,876,152

Balance at close of period — 3/31/05		$8,893,887
Current year expense	$2,865,999

Balance at close of period — 3/31/06		$11,759,886
Current year expense	$2,795,242

Balance at close of period — 3/31/07		$14,555,128

Boston Capital Tax Credit Fund IV LP — Series 41
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

BIENVILLE	792,949	16,500	1,309,576	0	16,500	1,309,576	1,326,076	260,482	11/01	12/01	5-27.5
BREEZEWOOD	988,935	42,500	1,667,004	1,881	42,500	1,668,885	1,711,385	217,954	06/02	10/01	5-27.5
CASCADES COMMONS	22,705,852	3,375,809	26,674,146	72,795	3,375,809	26,746,941	30,122,750	9,907,963	10/95	04/03	5-27.5
CEDAR GROVE	1,048,940	112,500	1,447,390	2,950	112,500	1,450,340	1,562,840	320,194	07/01	05/02	5-27.5
CRANBERRY COVE	986,594	134,400	1,475,984	9,836	134,400	1,485,820	1,620,220	346,178	01/02	05/02	5-27.5
DS HOUSING	1,782,721	330,720	1,652,898	592,803	332,624	2,245,701	2,578,325	310,562	12/03	07/02	30
FOREST GELN	1,297,025	84,800	1,694,199	0	84,800	1,694,199	1,778,999	779,868	12/95	04/03	5-27.5
HALFMOON BDC, LP	1,387,733	292,000	0	2,623,919	292,000	2,623,919	2,915,919	605,296	04/02	07/01	5-27.5
HARBOR POINT	1,630,210	440,000	0	5,373,009	440,126	5,373,009	5,813,135	695,356	10/02	08/01	5-27.5
HAWTHORNE	986,517	77,698	1,162,871	40,144	77,698	1,203,015	1,280,713	326,995	07/01	05/02	5-27.5
HOLLYWOOD PALMS	7,928,244	850,000	14,921,469	609,088	850,000	15,530,557	16,380,557	1,923,346	11/02	03/02	5-27.5
MADISON HOUSING II	1,503,167	35,000	3,953,209	0	35,000	3,953,209	3,988,209	590,331	05/02	09/01	10-40
MARWOOD SENIOR	12,848,829	2,011,263	12,393,753	(62,076)	1,916,330	12,331,677	14,248,007	1,798,644	08/02	07/01	10-40
MEADOWSIDE ASSOC	1,572,958	51,725	3,287,878	36,204	51,725	3,324,082	3,375,807	551,337	12/01	05/01	5-27.5
RED HILL APTS	824,641	24,600	1,344,222	(35,817)	24,600	1,308,405	1,333,005	275,093	06/01	11/01	5-27.5
RH-FRANKIN	368,614	36,000	620,928	3,146	36,000	624,074	660,074	148,486	09/01	05/02	5-27.5
RH-FULTON	526,788	42,500	839,311	21,984	27,000	861,295	888,295	208,386	09/01	05/02	5-27.5
RH-MENDOTA	700,419	42,500	1,142,673	14,094	42,500	1,156,767	1,199,267	289,141	06/01	05/02	5-27.5
RH-MT CARROLL	398,483	24,500	611,397	0	24,500	611,397	635,897	147,110	09/01	05/02	5-27.5
SPRINGFIELD METRO	26,520,502	3,282,371	38,725,894	204,893	3,282,371	38,930,787	42,213,158	6,225,033	10/01	06/02	5-40
SUNSHINE APTS	845,814	160,000	2,067,906	0	160,000	2,067,906	2,227,906	267,161	08/02	03/02	5-27.5

	87,645,935	11,467,386	116,992,708	9,508,853	11,358,983	126,501,561	137,860,544	26,194,916

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 41
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/01		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,680,757
Improvements, etc	0
Other	0

		$7,680,757
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$7,680,757
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	69,761,910
Improvements, etc	32,622,657
Other	0

		$102,384,567
Deductions during period:
Cost of real estate sold	$0
Other	(35,817)

		$(35,817)

Balance at close of period — 3/31/03		$110,029,507
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	33,133,187
Improvements, etc	4,442,923
Other	0

		$37,576,110
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$147,605,617

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 41 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/04		$147,605,617
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	495,341
Other	0

		$495,341
Deductions during period:
Cost of real estate sold	$0
Other	(2,337,000)

		$(2,337,000)

Balance at close of period — 3/31/05		$145,763,958
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	476,214
Other	0

		$476,214
Deductions during period:
Cost of real estate sold	$(5,501,851)
Other	0

		$(5,501,851)

Balance at close of period — 3/31/06		$140,738,321
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	236,028
Other	0

		$236,028
Deductions during period:
Cost of real estate sold	$(3,113,805)
Other	0

		$(3,113,805)

Balance at close of period — 3/31/07		$137,860,544

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 41 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/01		$0
Current year expense	$104,810

Balance at close of period — 3/31/02		$104,810
Current year expense	$2,276,743

Balance at close of period — 3/31/03		$2,381,553
Current year expense	$13,827,816

Balance at close of period — 3/31/04		$16,209,369
Current year expense	$4,622,404

Balance at close of period — 3/31/05		$20,831,773
Current year expense	$4,274,149
Reduction for real-estate sod	(2,242,822)

Balance at close of period — 3/31/06		$22,863,100
Current year expense	$4,126,773
Reduction for real estate sold	(794,957)

Balance at close of period — 3/31/07		$26,194,916

Boston Capital Tax Credit Fund IV LP — Series 42
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

BREEZEWOOD II	986,972	42,500	0	1,651,293	42,500	1,651,293	1,693,793	176,298	03/03	04/02	5-27.5
CC HOUSING	784,051	64,162	1,360,312	551,455	67,217	1,911,767	1,978,984	299,949	12/03	07/02	30
CENTENARY HSNG	2,123,484	57,760	3,768,874	38,697	57,760	3,807,571	3,865,331	1,349,343	12/97	04/03	5-27.5
COMMERCE PKWY	1,628,345	242,000	4,352,489	0	242,000	4,352,489	4,594,489	1,892,089	04/97	04/03	5-27.5
CT HOUSING	2,339,426	195,275	3,211,525	245,273	172,675	3,456,798	3,629,473	502,312	12/03	07/02	30
CRITTENDEN COUNTY	716,474	96,688	2,016,683	12,196	96,688	2,028,879	2,125,567	402,936	10/02	06/02	5-27.5
DORCHESTER CT	4,338,622	528,000	0	9,582,462	533,536	9,582,462	10,115,998	932,310	08/03	04/02	5-27.5
GREAT BRIDGE-DOVER	1,462,300	180,000	0	3,904,398	256,657	3,904,398	4,161,055	443,620	12/02	04/02	5-27.5
HARBOR PT II	1,630,210	440,126	5,361,554	11,455	440,126	5,373,009	5,813,135	695,356	10/02	04/02	5-27.5
HOLLYWOOD PALMS	7,928,244	850,000	14,921,469	609,088	850,000	15,530,557	16,380,557	1,923,346	11/02	08/02	5-27.5
HS HOUSING	2,481,337	456,889	1,593,468	591,625	461,353	2,185,093	2,646,446	298,165	12/03	07/02	30
JEREMY ASSOC	3,281,609	522,890	7,539,499	186,224	522,890	7,725,723	8,248,613	2,520,720	12/95	04/03	5-40
LOS LUNAS	215,000	150,000	2,241,246	0	150,000	2,241,246	2,391,246	901,410	06/96	04/03	5-27.5
LYNELLE LANDING	1,389,952	340,000	3,438,633	0	340,000	3,438,633	3,778,633	729,793	09/02	03/02	5-27.5
MARWOOD	12,859,729	1,916,330	12,325,346	6,331	1,916,330	12,331,677	14,248,007	1,798,644	08/02	09/04	10-40
NEW CHESTER TOWNHOUSES II	1,026,012	152,817	1,027,201	0	152,817	1,027,201	1,180,018	47,438	12/06	04/06	5-27.5
NATCHEZ PLACE	825,760	35,864	1,507,640	0	35,864	1,507,640	1,543,504	310,681	11/01	08/02	5-27.5
NORTHFIELD HSNG	161,292	70,000	450,662	1,619	70,000	452,281	522,281	180,736	12/96	04/03	5-27.5
PARKHURST PLACE	3,499,636	767,254	3,320,955	6,473	773,185	3,327,428	4,100,613	580,789	09/02	01/02	5-27.5
SM HOUSING	1,474,472	73,780	2,263,816	499,736	70,238	2,763,552	2,833,790	388,320	12/03	07/02	30
STARWBERRY LANE	1,982,644	63,212	2,992,381	214,534	63,212	3,206,915	3,270,127	702,438	08/02	03/02	5-27.5
TS HOUSING	1,952,788	366,794	1,629,068	763,485	168,871	2,392,553	2,561,424	340,118	12/03	07/02	30
WINGFEILD APTS II	345,013	148,936	2,242,481	0	148,936	2,242,481	2,391,417	332,917	11/01	08/02	5-27.5

	55,433,372	7,761,277	77,565,302	18,876,344	7,632,855	96,441,646	104,074,501	17,749,728

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 42
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/02		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	52,317,521
Improvements, etc	0
Other	0

		$52,317,521
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$52,317,521
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	19,395,420
Improvements, etc	17,750,281
Other	0

		$37,145,701
Deductions during period:
Cost of real estate sold	$0
Other	(1,808,056)

		$(1,808,056

Balance at close of period — 3/31/04		$87,655,166
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,241,676
Improvements, etc	281,804
Other	0

		$14,523,480
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$102,178,646

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 42 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/05		$102,178,646
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	422,332
Other	0

		$422,332
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$102,600,978
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	1,180,018
Improvements, etc	293,505
Other	0

		$1,473,523
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$104,074,501

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 42 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/02		$0
Current year expense	$683,423

Balance at close of period — 3/31/03		$683,423
Current year expense	$6,757,919

Balance at close of period — 3/31/04		$7,441,342
Current year expense	$3,777,598

Balance at close of period — 3/31/05		$11,218,940
Current year expense	$3,236,256

Balance at close of period — 3/31/06		$14,455,196
Current year expense	$3,294,532

Balance at close of period — 3/31/07		$17,749,728

Boston Capital Tax Credit Fund IV LP — Series 43
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period						Life on which

			Buildings and			Buildings and		Accumulated		Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	Date of construction	acquired	computed

AM HOUSING	3,012,409	1,010,088	4,887,737	686,951	833,522	5,574,688	6,408,210	784,965	12/03	09/02	5-27.5
AP HOUSING	2,392,346	723,530	2,147,588	567,343	733,439	2,714,931	3,448,370	383,458	12/03	09/02	5-27.5
BOHANNON PLACE	279,469	100,000	1,194,661	0	100,000	1,194,661	1,294,661	105,370	10/03	05/03	5-27.5
CARPENTER SCHOOL	1,377,097	47,500	2,412,532	4,635	47,500	2,417,167	2,464,667	262,208	12/03	01/03	40
CHARLEVOIX APTS	1,250,418	64,259	1,458,895	2,710	64,259	1,461,605	1,525,864	226,181	11/02	09/02	10-40
CLOVER LANE	419,655	36,194	834,077	1,047	36,194	835,124	871,318	137,303	10/02	09/02	10-40
DORCHESTER CT	4,338,622	528,000	0	9,582,462	533,536	9,582,462	10,115,998	932,310	08/03	09/02	5-27.5
GILBERT APTS	842,417	160,000	0	3,477,900	175,000	3,477,900	3,652,900	257,193	05/04	07/03	5-27.5
HENDERSON FOUNTAINHEAD	1,004,857	25,000	999,547	850,479	25,000	1,850,026	1,875,026	232,514	03/03	09/02	5-27.5
HOLLYWOOD PALMS	7,928,244	850,000	14,921,469	609,088	850,000	15,530,557	16,380,557	1,923,346	11/02	12/02	5-27.5
KP HOUSING	1,546,026	177,147	1,608,794	362,483	214,387	1,971,277	2,185,664	283,244	12/03	09/02	5-27.5
LAKEWOOD APTS	830,817	36,332	1,248,636	0	36,332	1,248,636	1,284,968	178,775	10/02	09/02	10-40
LAWRENCEVILLE	12,289,367	1,632,824	0	15,942,241	1,632,824	15,942,241	17,575,065	2,957,538	01/03	12/02	5-27.5
LYCEUM HOUSING	1,398,594	24,000	0	3,522,153	24,000	3,522,153	3,546,153	235,517	12/03	04/03	5-27.5
MDI LIMITED	2,180,698	302,827	4,462,245	0	305,777	4,462,245	4,768,022	617,141	08/03	09/03	5-27.5
NEW CHESTER TOWNHOUSES II	1,026,012	152,817	1,027,201	0	152,817	1,027,201	1,180,018	47,438	12/06	04/06	5-27.5
PARKSIDE APTS-COLEMAN	947,970	65,119	650,632	1,126,201	65,119	1,776,833	1,841,952	323,169	12/02	09/02	10-40
PARKSIDE PLAZA	1,332,509	0	4,158,733	1,750	0	4,160,483	4,160,483	897,393	05/01	01/04	5-27.5
PYRAMID SEVEN	1,224,537	91,177	780,110	726,496	91,177	1,506,606	1,597,783	210,025	06/04	04/03	5-27.5
RIVERVIEW APTS-BLISSFIELD	735,637	51,214	664,606	579,131	51,214	1,243,737	1,294,951	203,071	02/02	09/02	10-40
SG HOUSING	2,104,018	618,589	1,899,538	713,467	616,571	2,613,005	3,229,576	373,632	12/03	09/02	5-27.5
STOTTVILLE LP	1,110,500	36,375	0	2,137,395	36,375	2,137,395	2,173,770	416,477	05/03	09/02	5-27.5
STRAWBERRY LAKE	1,032,396	426,685	2,150,765	(437,003)	97,738	1,713,762	1,811,500	183,689	12/03	07/03	5-40

	50,604,615	7,159,677	47,507,766	40,456,929	6,722,781	87,964,695	94,687,476	12,171,957

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 43

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/02		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	39,753,640
Improvements, etc	0
Other	0

		$39,753,640
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$39,753,640
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	11,372,896
Improvements, etc	32,394,237
Other	0

		$43,767,133
Deductions during period:
Cost of real estate sold	$0
Other	(2,577,450)

		$(2,577,450)

Balance at close of period — 3/31/04		$80,943,323
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,158,733
Improvements, etc	7,789,775
Other	0

		$11,948,508
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$92,891,831

Notes to Schedule III Boston Capital Tax Credit Fund IV LP — Series 43 (continued)

Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/05		$92,891,831
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	371,522
Other	0

		$371,522
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$93,263,353
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	1,180,018
Improvements, etc	244,105
Other	0

		$1,424,123
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$94,687,476

Notes to Schedule III Boston Capital Tax Credit Fund IV LP — Series 43 (continued)

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/02		$0
Current year expense	$359,244

Balance at close of period — 3/31/03		$359,244
Current year expense	$1,989,650

Balance at close of period — 3/31/04		$2,348,894
Current year expense	$3,524,203

Balance at close of period — 3/31/05		$5,873,097
Current year expense	$3,131,782

Balance at close of period — 3/31/06		$9,004,879
Current year expense	$3,167,078

Balance at close of period — 3/31/07		$12,171,957

Boston Capital Tax Credit Fund IV LP — Series 44
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

AURORA VILLAGE	4,518,047	450,000	5,828,270	0	450,000	5,828,270	6,278,270	873,755	03/03	02/03	5-27.5
ALEXANDER MILLS	12,289,367	1,632,824	15,887,983	54,258	1,632,824	15,942,241	17,575,065	2,957,538	01/03	02/03	5-27.5
BROOKSIDE PARK	12,357,633	2,665,865	15,151,635	0	2,665,865	15,151,635	17,817,500	881,828	03/05	07/05	7-40
NEW OXFORD MANOR	1,340,888	146,196	1,727,366	1,889	146,196	1,729,255	1,875,451	318,742	05/03	03/03	5-27.5
NORTH FORTY ASPEN PLUS	1,937,008	184,735	3,354,056	4,238	184,735	3,358,294	3,543,029	496,415	10/03	04/03	5-40
NORTHROCK HSNG III	999,831	140,228	2,540,256	0	140,228	2,540,256	2,680,484	255,514	11/03	06/03	5-27.5
ORCHARD RIVER	7,157,894	454,334	8,704,252	64,002	454,334	8,768,254	9,222,588	813,576	11/03	10/03	5-40
POST OAKS EAST	13,600,000	1,597,148	6,176,702	12,666,368	1,608,928	18,843,070	20,451,998	765,226	05/06	12/05	7-40
UNITED DEVELOPMENT 2001- FAMILIES FIRS	2,443,638	113,239	0	4,952,728	122,599	4,952,728	5,075,327	322,370	06/04	05/03	5-27.5
UNITED DEVELOPMENT 2001-MEMPHIS	1,873,508	0	3,248,652	2,493,287	256,888	5,741,939	5,998,827	454,975	08/04	05/03	5-27.5

	58,517,814	7,384,569	62,619,172	20,236,770	7,662,597	82,855,942	90,518,539	8,139,939

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 44
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/03		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	44,412,391
Improvements, etc	0
Other	0

		$44,412,391
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$44,412,391
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,745,051
Improvements, etc	0
Other	0

		$7,745,051
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$52,157,442
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	25,591,350
Improvements, etc	43,741
Other	0

		$25,635,091
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$77,792,533

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 44
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/06		$77,792,533
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	12,726,006
Other	0

		$12,726,006
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$90,518,539

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 44 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/03		$0
Current year expense	$1,247,274

Balance at close of period — 3/31/04		$1,247,274
Current year expense	$1,780,634

Balance at close of period — 3/31/05		$3,027,908
Current year expense	$2,172,344

Balance at close of period — 3/31/06		$5,200,252
Current year expense	$2,939,687

Balance at close of period — 3/31/07		$8,139,939

Boston Capital Tax Credit Fund IV LP — Series 45
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

200 EAST AVE	8,717,569	61,000	10,161,037	145,069	61,000	10,306,106	10,367,106	2,232,254	07/00	12/03	12-40
BALDWIN VILLAS	4,738,000	325,000	7,889,883	0	325,000	7,889,883	8,214,883	1,729,177	06/01	12/03	5-27.5
BARTLETT BAYOU	1,091,334	153,094	0	4,461,314	153,094	4,461,314	4,614,408	142,960	09/05	07/03	5-27.5
BORGER FOUNTAINHEAD	943,387	31,000	1,728,417	8,881	31,000	1,737,298	1,768,298	192,442	10/03	08/03	5-27.5
BREEZEWOOD II	986,972	42,500	1,649,188	2,105	42,500	1,651,293	1,693,793	176,298	03/03	12/03	5-27.5
BROOKSIDE PARK	12,357,633	2,563,808	0	15,253,692	2,563,808	15,253,692	17,817,500	881,828	03/05	12/03	7-40
BROOKSIDE SQUARE	1,319,337	70,000	1,042,108	975,644	70,000	2,017,752	2,087,752	291,551	08/04	07/03	5-27.5
CHILDRESS APTS	838,980	27,000	1,863,615	45,473	27,000	1,909,088	1,936,088	271,159	03/04	05/03	5-27.5
DAWN SPRINGS VILLA	596,857	250,000	2,133,550	0	250,000	2,133,550	2,383,550	64,717	10/05	12/05	5-27.5
EASTVIEW FAMILY	641,255	26,000	776,358	0	26,000	776,358	802,358	85,873	06/04	09/04	5-27.5
FARMINGTON ASSOC	934,955	299,237	1,196,293	2,695,198	164,500	3,891,491	4,055,991	470,906	06/04	07/03	5-40
HALFMOON BDC	1,387,733	292,000	2,621,699	2,220	292,000	2,623,919	2,915,919	605,096	04/02	12/03	5-27.5
HARBET AVENUE	1,026,778	74,000	1,974,215	8,000	74,000	1,982,215	2,056,215	170,346	07/03	01/04	5-40
HARBOR PT II	1,630,210	440,126	5,368,020	4,989	440,126	5,373,009	5,813,135	695,356	10/02	12/03	5-27.5
HERTIAGE CHRISTIAN	523,088	0	0	1,434,232	78,000	1,434,232	1,512,232	334,656	01/04	01/04	5-27.5
HPD WILLOWS-OROVILLE	4,546,570	0	0	5,505,281	410,000	5,505,281	5,915,281	744,952	10/03	07/04	5-27.5
JEFFERSON HOUSING	3,025,629	0	0	3,707,919	548,406	3,707,919	4,256,325	152,477	07/05	03/05	5-27.5
KINGS PT INV GROUP	2,420,592	250,000	3,083,509	0	250,000	3,083,509	3,333,509	342,613	12/03	08/03	5-27.5
LAKEVIEW STATION	783,357	210,300	2,260,747	0	210,300	2,260,747	2,471,047	211,290	09/03	07/03	5-27.5
LAWERENCEVILLE I	949,754	0	0	1,657,832	70,000	1,657,832	1,727,832	230,924	08/04	07/03	5-27.5
LONDON VILLAGE	663,473	192,939	2,493,397	0	192,939	2,493,397	2,686,336	86,502	09/05	04/05	5-27.5
LONE TERRACE	1,268,148	23,500	1,394,608	401,977	23,500	1,796,585	1,820,085	162,261	01/04	07/03	40
LORIE VILLAGE	939,061	194,500	2,117,390	0	194,500	2,117,390	2,311,890	183,460	11/03	07/03	5-27.5

Boston Capital Tax Credit Fund IV LP — Series 45
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period						Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

MILL RACE	1,037,204	56,471	1,337,935	0	56,471	1,337,935	1,394,406	148,862	12/03	07/03	40
NEW SHINNSTON	1,005,938	66,000	1,844,077	0	66,000	1,844,077	1,910,077	290,088	12/03	10/03	5-27.5
RESSE I	1,423,001	0	0	2,795,671	61,500	2,795,671	2,857,171	402,848	11/04	04/05	5-27.5
RIDGECREST APTS	3,871,417	78,000	1,831,000	4,735,106	78,000	6,566,106	6,644,106	520,208	09/04	08/03	5-27.5
SULPHER TERRACE	1,240,656	26,000	1,380,305	330,486	26,000	1,710,791	1,736,791	154,039	01/04	07/03	40
UNIVERSITY PLAZA	1,140,047	110,000	1,321,466	0	110,000	1,321,466	1,431,466	161,345	09/03	07/03	5-27.5
VALLEYVIEW	440,470	24,000	1,129,533	0	24,000	1,129,533	1,153,533	71,626	12/04	12/05	5-27.5

	62,489,405	5,886,475	58,598,350	44,171,089	6,919,644	102,769,439	109,689,083	12,208,114

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 45
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/03		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	60,708,544
Improvements, etc	0
Other	0

		$60,708,544
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$60,708,544
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	12,152,201
Improvements, etc	9,942,198
Other	0

		$22,094,399
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$82,802,943
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	6,223,419
Improvements, etc	23,898,501
Other	0

		$30,121,920
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$112,924,863

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 45 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/06		$112,924,863
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	149,810
Other	0

		$149,810
Deductions during period:
Cost of real estate sold	$(3,113,805)
Other	(271,785)

		$(3,385,592)

Balance at close of period — 3/31/07		$109,689,083

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 45 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/03		$0
Current year expense	$3,257,334

Balance at close of period — 3/31/04		$3,257,334
Current year expense	$2,795,105

Balance at close of period — 3/31/05		$6,052,439
Current year expense	$3,492,869

Balance at close of period — 3/31/06		$9,545,308
Current year expense	$3,457,763
Reduction for real estate sold	(794,957)

Balance at close of period — 3/31/07		$12,208,114

Boston Capital Tax Credit Fund IV LP — Series 46
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encum-brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

AGENT KENNSINGTON	4,817,249	415,000	4,089,304	3,666,069	415,000	7,755,373	8,170,373	546,785	10/04	10/03	5-27.5
CLAYTON STATION	804,501	90,000	2,103,500	0	90,000	2,103,500	2,193,500	132,469	09/04	04/04	5-27.5
DEER MEADOW	1,155,748	53,000	1,611,345	0	53,000	1,611,345	1,664,345	157,931	03/04	02/04	5-27.5
ELMA GARDENS	1,279,657	96,920	1,944,396	96,332	96,920	2,040,728	2,137,648	178,000	01/04	6/04	5-27.5
JACKSONVILLE SQ	1,114,747	80,000	1,222,114	590,582	80,000	1,812,696	1,892,696	185,969	07/04	11/03	5-27.5
KIMBERLY DANBURY	7,561,218	666,688	6,861,750	2,225,424	618,674	9,087,174	9,705,848	449,380	04/05	6/04	5-40
LINDEN SHAWNEE	1,193,801	0	0	4,399,200	129,171	4,399,200	4,528,371	110,139	02/06	10/05	N/A
OCEAN EAST OF PORTLAND	1,510,847	308,297	1,878,299	3,053,480	308,297	4,931,779	5,240,076	322,138	06/05	02/04	5-27.5
PANOLA HOUSING	795,913	15,000	798,281	511,517	15,000	1,309,798	1,324,798	140,060	04/04	12/03	5-27.5
ROSEHILL OF TOPEKA	2,404,498	220,324	0	5,778,178	180,000	5,778,178	5,958,178	354,203	09/04	12/03	5-27.5
SANDY HILL	593,828	115,159	2,340,164	0	115,159	2,340,164	2,455,323	152,633	10/04	10/04	5-27.5
SAINT MARTIN	924,174	60,643	0	2,474,268	71,100	2,474,268	2,545,368	57,989	03/06	08/05	N/A
TANGLEWOOD	1,189,168	42,000	1,629,038	0	42,000	1,629,038	1,671,038	150,183	05/04	05/04	5-27.5
WAGONER VILLAGE	985,166	24,000	1,448,397	0	24,000	1,448,397	1,472,397	133,757	01/04	01/04	5-27.5

	26,330,515	2,187,031	25,926,588	22,795,050	2,238,321	48,721,638	50,959,959	3,071,636

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.
There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 46
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/03		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	6,840,023
Improvements, etc	0
Other	0

		$6,840,023
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$6,840,023
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	21,212,953
Improvements, etc	10,487,799
Other	0

		$31,700,752
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/05		$38,540,775
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	60,643
Improvements, etc	5,198,207
Other	0

		$5,258,850
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/06		$43,799,625

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 46 (continued)
Reconciliation of Land, Building & Improvements current year changes

Balance at close of period — 3/31/06		$43,799,625
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	7,160,334
Other	0

		$7,160,334
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/07		$50,959,959

Notes to Schedule III
Boston Capital Tax Credit Fund IV LP — Series 46 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/03		$0
Current year expense	$67,664

Balance at close of period — 3/31/04		$67,664
Current year expense	$526,875

Balance at close of period — 3/31/05		$594,539
Current year expense	$1,108,940

Balance at close of period — 3/31/06		$1,703,479
Current year expense	$1,368,157

Balance at close of period — 3/31/07		$3,071,636