Form 10-K, Exhibit 13
period 2008-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2008-07-14
CIK 913778

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND IV L.P. -

SERIES 20 THROUGH SERIES 46

MARCH 31, 2008 AND 2007

Boston Capital Tax Credit Fund IV L.P. -

Series 20 through Series 46

TABLE OF CONTENTS

PAGE

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-2

FINANCIAL STATEMENTS

BALANCE SHEETS	F-4

STATEMENTS OF OPERATIONS	F-32

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)	F-60

STATEMENTS OF CASH FLOWS	F-88

NOTES TO FINANCIAL STATEMENTS	F-144

SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION

NOTES TO SCHEDULE III

Schedules not listed are omitted because of the absence of the conditions under which they are required or the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of

Boston Capital Tax Credit Fund IV L.P.

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund IV L.P. – Series 20 through Series 46, in total and for each series, as of March 31, 2008 and 2007, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2008.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.   We did not audit the financial statements of certain operating limited partnerships which investments represent $11,587,201 and $20,580,822  of the total partnership assets as of March 31, 2008 and 2007, respectively, and $(886,168) and $(2,719,885), of the total  partnership income (loss) for the years ended March 31, 2008 and 2007, respectively; of the assets for Series 20 as of March 31, 2008 and 2007, $0 and $0, respectively, and of the income (loss) for Series 20 for the years ended March 31, 2008 and 2007, $0 and $0, respectively; of the assets for Series 21 as of March 31, 2008 and 2007, $0 and $0, respectively, and of the income (loss) for Series 21 for the years ended March 31, 2008 and 2007, $0 and $0, respectively; of the assets for Series 22 as of March 31, 2008 and 2007, $0 and $0, respectively, and of the income (loss) for Series 22 for the years ended March 31, 2008 and 2007, $0 and $0, respectively; of the assets for Series 23 as of March 31, 2008 and 2007, $0 and $0, respectively, and of the income (loss) for Series 23 for the years ended March 31, 2008 and 2007, $0 and $(115,932), respectively; of the assets for Series 24 as of March 31, 2008 and 2007, $0 and $0, respectively, and of the income (loss) for Series 24 for the years ended March 31, 2008 and  2007, $0 and $0, respectively; of the assets for Series 25 as of March 31, 2008 and 2007, $0 and $0, respectively, and of the income (loss) for Series 25 for the years ended March 31, 2008 and 2007, $0 and $0, respectively; of the assets for Series 26 as of March 31, 2008 and 2007, $1,624,507 and $1,432,713, respectively, and of the income (loss) for Series 26 for the years ended March 31, 2008 and 2007, $303,767 and $(405,683), respectively; of the assets for Series 27 as of March 31, 2008 and 2007, $204,814 and $269,430, respectively, and of the income (loss) for Series 27 for the years ended March 31, 2008 and 2007, $(27,838) and $(23,260), respectively; of the assets for Series 28 as of March 31, 2008 and 2007, $0 and $402,756, respectively, and of the income (loss) for Series 28 for the years ended March 31, 2008 and 2007, $0 and $(152,359), respectively; of the assets for Series 29 as of March 31, 2008 and 2007, $0 and $1,204,005, respectively, and of the income (loss) for Series 29 for the years ended March 31, 2008 and 2007, $0 and $(260,155), respectively; of the assets for Series 30 as of March 31, 2008 and 2007, $0 and $0, respectively, and of the income (loss) for Series 30 for the years ended March 31, 2008 and 2007, $0 and $0, respectively; of the assets for Series 31 as of March 31, 2008 and 2007, $0 and $0, respectively, and of the income (loss) for Series 31 for the years ended March 31, 2008 and 2007, $0 and $0, respectively; of the assets for Series 32 as of March 31, 2008 and 2007, $0 and $1,030,431, respectively, and of the income (loss) for Series 32 for the years ended March 31, 2008 and 2007, $0 and $(207,592), respectively; of the assets for Series 33 as of March 31, 2008 and 2007, $380,445 and $989,273, respectively, and of the income (loss) for Series 33 for the years ended March 31, 2008 and 2007, $(51,691) and $(142,879), respectively; of the assets for Series 34 as of March 31, 2008 and 2007, $554,108 and $726,785, respectively, and of the income (loss) for Series 34 for the years ended March 31, 2008 and 2007, $(44,500) and $(80,426), respectively; of the assets for Series 35 as of March 31, 2008 and 2007, $776,704 and $1,135,340, respectively, and of the income (loss) for Series 35 for the years ended March 31, 2008 and 2007, $(112,590) and $(107,388), respectively; of the assets for Series 36 as of March 31, 2008 and 2007, $0 and $1,149,300, respectively, and of the income (loss) for Series 36 for the years ended March 31, 2008 and 2007, $0 and $(165,678), respectively; of the assets for Series 37 as of March 31, 2008 and 2007, $0 and $0, respectively, and of the income (loss) for Series 37 for the years ended March 31, 2008 and 2007, $0 and $0, respectively; of the assets for Series 38 as of March 31, 2008 and 2007, $1,064,711 and $2,686,547, respectively, and of the income (loss) for Series 38 for the years ended March 31, 2008 and 2007, $(70,298) and $(115,177), respectively; of the assets for Series 39 as of March 31, 2008 and 2007, $0 and $0, respectively, and of the income (loss) for Series 39 for the years ended March 31, 2008 and 2007, $0 and $0, respectively; of the assets for Series 40 as of March 31, 2008 and 2007, $1,073,832 and $1,324,240, respectively, and of the income (loss) for Series 40 for the years ended March 31, 2008 and 2007, $(68,747) and $(67,138), respectively; of the assets for Series 41 as of March 31, 2008 and 2007, $2,089,634 and $2,354,578, respectively, and of the income (loss) for Series 41 for the years ended March 31, 2008 and 2007, $(264,133) and $(272,547), respectively; of the assets for Series 42 as of March 31, 2008 and 2007, $307,092 and $1,803,991, respectively, and of the income (loss) for Series 42 for the years ended March 31, 2008 and 2007, $(126,058) and  $(244,117), respectively; of the assets for Series 43 as of March 31, 2008 and 2007, $1,121,047 and $1,381,759, respectively, and of the income (loss) for Series 43 for the years ended March 31, 2008 and 2007, $(260,712) and $(228,602), respectively; of the assets for Series 44 as of March 31, 2008 and 2007, $1,167,955 and $1,365,021, respectively, and of the income (loss) for Series 44 for the years ended March 31, 2008 and 2007, $(62,005) and $(54,054), respectively; of the assets for Series 45 as of March 31, 2008 and 2007, $1,222,352 and $1,324,653, respectively, and of the (income) loss for Series 45 for years ended March 31, 2008 and 2007, $(101,363) and $(76,898), respectively; and of the assets for Series 46 as of March 31, 2008 and 2007, $0 and $0, respectively, and of the income (loss) for Series 46 for the years ended March 31, 2008 and 2007, $0 and $0, respectively. Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.

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

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund IV L.P. – Series 20 through Series 46, in total and for each series, as of March 31, 2008 and 2007, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

REZNICK GROUP, P.C.

Bethesda, Maryland

July 14, 2008

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2008 and 2007

	Total
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$207,743,560	$248,123,270

OTHER ASSETS
Cash and cash equivalents	6,849,444	9,316,159
Notes receivable	892,005	2,192,642
Deferred acquisition costs, net of accumulated amortization	31,189,499	32,665,026
Other assets	1,326,274	2,049,750

	$248,000,782	$294,346,847

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$71,462	$59,982
Accounts payable - affiliates	40,753,556	35,177,388
Capital contributions payable	2,821,576	5,511,885

	43,646,594	40,749,255
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 at March 31, 2008 and 2007 issued and outstanding	209,476,866	258,227,835
General partner	(5,122,678)	(4,630,243)

	204,354,188	253,597,592

	$248,000,782	$294,346,847

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 20
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,204,188	$466,647

OTHER ASSETS
Cash and cash equivalents	168,406	241,848
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	66,086	69,658
Other assets	22,166	22,066

	$1,460,846	$800,219

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	2,857,440	2,644,688
Capital contributions payable	—	—

	2,857,821	2,644,688
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 at March 31, 2008 and 2007 issued and outstanding	(1,074,754)	(1,517,773)
General partner	(322,221)	(326,696)

	(1,396,975)	(1,844,469)

	$1,460,846	$800,219

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 21
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$209,082	$338,536

OTHER ASSETS
Cash and cash equivalents	6,279	12,391
Notes receivable	236,476	236,476
Deferred acquisition costs, net of accumulated amortization	36,146	38,100
Other assets	263,232	280,232

	$751,215	$905,735

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	1,765,217	1,528,290
Capital contributions payable	236,479	236,479

	2,002,077	1,764,769
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 at March 31, 2008 and 2007 issued and outstanding	(1,076,402)	(688,492)
General partner	(174,460)	(170,542)

	(1,250,862)	(859,034)

	$751,215	$905,735

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 22
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$580,501	$666,278

OTHER ASSETS
Cash and cash equivalents	81,744	129,911
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	113,586	119,726
Other assets	5,437	5,437

	$781,268	$921,352

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	2,808,499	2,533,288
Capital contributions payable	9,352	18,770

	2,818,232	2,552,058
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 at March 31, 2008 and 2007 issued and outstanding	(1,797,512)	(1,395,317)
General partner	(239,452)	(235,389)

	(2,036,964)	(1,630,706)

	$781,268	$921,352

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 23
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$680,481	$736,069

OTHER ASSETS
Cash and cash equivalents	40,491	64,648
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	168,918	178,049
Other assets	6,135	6,135

	$896,025	$984,901

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	2,306,057	2,044,822
Capital contributions payable	—	—

	2,306,438	2,044,822
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 at March 31, 2008 and 2007 issued and outstanding	(1,111,462)	(764,475)
General partner	(298,951)	(295,446)

	(1,410,413)	(1,059,921)

	$896,025	$984,901

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 24
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$286,029	$503,037

OTHER ASSETS
Cash and cash equivalents	135,973	164,634
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	188,786	198,990
Other assets	—	201,640

	$610,788	$1,068,301

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$1,059	$678
Accounts payable - affiliates	2,230,156	2,027,420
Capital contributions payable	9,999	9,999

	2,241,214	2,038,097
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 at March 31, 2008 and 2007 issued and outstanding	(1,428,824)	(774,800)
General partner	(201,602)	(194,996)

	(1,630,426)	(969,796)

	$610,788	$1,068,301

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 25
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$2,477,296	$2,936,860

OTHER ASSETS
Cash and cash equivalents	187,189	249,177
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	189,593	199,841
Other assets	40,320	40,320

	$2,894,398	$3,426,198

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$1,359	$978
Accounts payable - affiliates	1,986,762	1,814,086
Capital contributions payable	61,733	61,733

	2,049,854	1,876,797
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 at March 31, 2008 and 2007 issued and outstanding	1,093,543	1,791,351
General partner	(248,999)	(241,950)

	844,544	1,549,401

	$2,894,398	$3,426,198

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 26
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$5,982,367	$6,753,914

OTHER ASSETS
Cash and cash equivalents	202,820	218,953
Notes receivable	129,062	129,062
Deferred acquisition costs, net of accumulated amortization	338,077	354,981
Other assets	6,509	28,478

	$6,658,835	$7,485,388

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$90
Accounts payable - affiliates	3,429,840	3,095,080
Capital contributions payable	29,490	29,490

	3,459,711	3,124,660
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 at March 31, 2008 and 2007 issued and outstanding	3,507,386	4,657,374
General partner	(308,262)	(296,646)

	3,199,124	4,360,728

	$6,658,835	$7,485,388

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 27
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$6,799,406	$7,447,478

OTHER ASSETS
Cash and cash equivalents	87,690	100,228
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	276,514	291,461
Other assets	104,014	104,014

	$7,267,624	$7,943,181

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	2,642,897	2,309,225
Capital contributions payable	39,749	39,749

	2,683,027	2,348,974
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 at March 31, 2008 and 2007 issued and outstanding	4,745,198	5,744,712
General partner	(160,601)	(150,505)

	4,584,597	5,594,207

	$7,267,624	$7,943,181

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 28
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$5,524,970	$8,669,887

OTHER ASSETS
Cash and cash equivalents	185,940	256,644
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	61,062	64,362
Other assets	2,595	2,595

	$5,774,567	$8,993,488

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	477,348	318,232
Capital contributions payable	40,968	40,968

	518,697	359,200
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 at March 31, 2008 and 2007 issued and outstanding	5,547,059	8,891,693
General partner	(291,189)	(257,405)

	5,255,870	8,634,288

	$5,774,567	$8,993,488

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 29
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$3,506,468	$6,221,809

OTHER ASSETS
Cash and cash equivalents	174,993	194,755
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	61,209	64,520
Other assets	573	573

	$3,743,243	$6,481,657

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	1,897,697	1,559,717
Capital contributions payable	45,783	45,783

	1,943,861	1,605,500
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 at March 31, 2008 and 2007 issued and outstanding	2,120,035	5,166,042
General partner	(320,653)	(289,885)

	1,799,382	4,876,157

	$3,743,243	$6,481,657

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 30
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$4,341,662	$5,755,599

OTHER ASSETS
Cash and cash equivalents	276,205	291,351
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	392,871	414,109
Other assets	6,675	23,174

	$5,017,413	$6,484,233

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$21,503
Accounts payable - affiliates	865,960	729,791
Capital contributions payable	127,396	127,396

	993,737	878,690
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 at March 31, 2008 and 2007 issued and outstanding	4,210,496	5,776,544
General partner	(186,820)	(171,001)

	4,023,676	5,605,543

	$5,017,413	$6,484,233

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 31
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$5,822,035	$9,108,735

OTHER ASSETS
Cash and cash equivalents	258,422	118,708
Notes receivable	—	570,454
Deferred acquisition costs, net of accumulated amortization	—	—
Other assets	134,137	134,137

	$6,214,594	$9,932,034

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$5,357	$—
Accounts payable - affiliates	1,304,506	1,069,943
Capital contributions payable	66,294	611,150

	1,376,157	1,681,093
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 at March 31, 2008 and 2007 issued and outstanding	5,169,312	8,547,691
General partner	(330,875)	(296,750)

	4,838,437	8,250,941

	$6,214,594	$9,932,034

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 32
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$8,742,643	$12,004,644

OTHER ASSETS
Cash and cash equivalents	306,548	305,931
Notes receivable	46,908	46,908
Deferred acquisition costs, net of accumulated amortization	562,479	592,876
Other assets	133,638	133,638

	$9,792,216	$13,083,997

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	1,905,278	1,573,738
Capital contributions payable	298,561	298,561

	2,204,220	1,872,299
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 at March 31, 2008 and 2007 issued and outstanding	7,918,477	11,505,942
General partner	(330,481)	(294,244)

	7,587,996	11,211,698

	$9,792,216	$13,083,997

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 33
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$6,206,010	$7,872,995

OTHER ASSETS
Cash and cash equivalents	186,282	189,375
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	504,677	531,953
Other assets	125,000	125,000

	$7,021,969	$8,719,323

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$447	$—
Accounts payable - affiliates	1,131,261	939,258
Capital contributions payable	194,154	194,154

	1,325,862	1,133,412
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 at March 31, 2008 and 2007 issued and outstanding	5,864,926	7,735,832
General partner	(168,819)	(149,921)

	5,696,107	7,585,911

	$7,021,969	$8,719,323

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 34
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$7,235,804	$10,044,251

OTHER ASSETS
Cash and cash equivalents	66,702	83,640
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	802,049	845,405
Other assets	—	—

	$8,104,555	$10,973,296

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	2,091,915	1,778,557
Capital contributions payable	8,244	8,244

	2,100,540	1,786,801
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 at March 31, 2008 and 2007 issued and outstanding	6,244,366	9,395,021
General partner	(240,351)	(208,526)

	6,004,015	9,186,495

	$8,104,555	$10,973,296

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 35
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$9,704,927	$12,312,793

OTHER ASSETS
Cash and cash equivalents	148,626	351,387
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	2,272,925	2,395,790
Other assets	14,109	14,109

	$12,140,587	$15,074,079

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$7,198	$—
Accounts payable - affiliates	953,622	750,262
Capital contributions payable	—	163,782

	960,820	914,044
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 at March 31, 2008 and 2007 issued and outstanding	11,349,994	14,300,459
General partner	(170,227)	(140,424)

	11,179,767	14,160,035

	$12,140,587	$15,074,079

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 36
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$6,035,254	$7,598,987

OTHER ASSETS
Cash and cash equivalents	97,695	91,246
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	1,560,667	1,645,027
Other assets	3,061	3,061

	$7,696,677	$9,338,321

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	1,348,538	1,170,048
Capital contributions payable	—	—

	1,348,919	1,170,048
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,837 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,837 at March 31, 2008 and 2007 issued and outstanding	6,462,944	8,265,254
General partner	(115,186)	(96,981)

	6,347,758	8,168,273

	$7,696,677	$9,338,321

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 37
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$9,109,138	$10,765,794

OTHER ASSETS
Cash and cash equivalents	305,864	309,615
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	1,754,921	1,844,907
Other assets	81,235	81,235

	$11,251,158	$13,001,551

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$522	$—
Accounts payable - affiliates	1,042,963	863,099
Capital contributions payable	138,438	138,438

	1,181,923	1,001,537
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 at March 31, 2008 and 2007 issued and outstanding	10,184,106	12,095,577
General partner	(114,871)	(95,563)

	10,069,235	12,000,014

	$11,251,158	$13,001,551

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 38
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$10,629,006	$11,563,324

OTHER ASSETS
Cash and cash equivalents	133,521	205,640
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	2,013,922	2,109,826
Other assets	4,875	4,875

	$12,781,324	$13,883,665

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	1,024,623	910,223
Capital contributions payable	—	—

	1,025,004	910,223
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 at March 31, 2008 and 2007 issued and outstanding	11,857,041	13,061,992
General partner	(100,721)	(88,550)

	11,756,320	12,973,442

	$12,781,324	$13,883,665

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 39
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$8,575,183	$10,148,743

OTHER ASSETS
Cash and cash equivalents	158,655	274,404
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	1,865,383	1,953,164
Other assets	—	—

	$10,599,221	$12,376,311

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	852,099	815,299
Capital contributions payable	—	—

	852,480	815,299
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,152 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,152 at March 31, 2008 and 2007 issued and outstanding	9,845,715	11,641,843
General partner	(98,974)	(80,831)

	9,746,741	11,561,012

	$10,599,221	$12,376,311

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 40
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$10,446,429	$12,803,828

OTHER ASSETS
Cash and cash equivalents	142,164	177,375
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	2,282,946	2,385,342
Other assets	9,873	9,873

	$12,881,412	$15,376,418

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$37,114	$36,733
Accounts payable - affiliates	1,566,350	1,366,333
Capital contributions payable	8,694	8,694

	1,612,158	1,411,760
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 at March 31, 2008 and 2007 issued and outstanding	11,381,504	14,049,954
General partner	(112,250)	(85,296)

	11,269,254	13,964,658

	$12,881,412	$15,376,418

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 41
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$8,842,020	$10,559,816

OTHER ASSETS
Cash and cash equivalents	21,723	18,375
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	2,483,931	2,599,465
Other assets	1,217	1,217

	$11,348,891	$13,178,873

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$9,584	$—
Accounts payable - affiliates	1,941,535	1,648,665
Capital contributions payable	100	100

	1,951,219	1,648,765
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 at March 31, 2008 and 2007 issued and outstanding	9,552,864	11,663,976
General partner	(155,192)	(133,868)

	9,397,672	11,530,108

	$11,348,891	$13,178,873

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 42
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$12,469,734	$14,051,858

OTHER ASSETS
Cash and cash equivalents	649,411	460,921
Notes receivable	292,933	614,966
Deferred acquisition costs, net of accumulated amortization	2,567,183	2,681,279
Other assets	66,984	67,969

	$16,046,245	$17,876,993

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	995,597	822,501
Capital contributions payable	457,148	713,474

	1,453,126	1,535,975
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 at March 31, 2008 and 2007 issued and outstanding	14,688,126	16,418,546
General partner	(95,007)	(77,528)

	14,593,119	16,341,018

	$16,046,245	$17,876,993

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 43
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$16,587,969	$18,822,633

OTHER ASSETS
Cash and cash equivalents	343,255	596,017
Notes receivable	186,626	186,626
Deferred acquisition costs, net of accumulated amortization	3,338,381	3,486,617
Other assets	85,289	95,289

	$20,541,520	$23,187,182

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	859,030	692,250
Capital contributions payable	310,006	490,522

	1,169,417	1,182,772
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 at March 31, 2008 and 2007 issued and outstanding	19,499,904	22,105,888
General partner	(127,801)	(101,478)

	19,372,103	22,004,410

	$20,541,520	$23,187,182

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 44
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$13,358,199	$15,062,451

OTHER ASSETS
Cash and cash equivalents	864,250	832,233
Notes receivable	—	108,150
Deferred acquisition costs, net of accumulated amortization	2,364,068	2,465,748
Other assets	197,058	197,058

	$16,783,575	$18,665,640

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	229,402	59,701
Capital contributions payable	702,126	781,022

	931,909	840,723
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,193 at March 31, 2008 and 2007 issued and outstanding	15,930,598	17,884,116
General partner	(78,932)	(59,199)

	15,851,666	17,824,917

	$16,783,575	$18,665,640

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 45
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$22,717,292	$25,143,982

OTHER ASSETS
Cash and cash equivalents	1,030,160	1,404,092
Notes receivable	—	300,000
Deferred acquisition costs, net of accumulated amortization	2,837,508	2,959,575
Other assets	12,142	267,625

	$26,597,102	$30,075,274

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$678	$—
Accounts payable - affiliates	159,301	67,737
Capital contributions payable	16,724	902,834

	176,703	970,571
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 at March 31, 2008 and 2007 issued and outstanding	26,509,857	29,167,318
General partner	(89,458)	(62,615)

	26,420,399	29,104,703

	$26,597,102	$30,075,274

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 46
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$19,669,467	$19,762,322

OTHER ASSETS
Cash and cash equivalents	588,436	1,972,660
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	2,085,611	2,174,255
Other assets	—	200,000

	$22,343,514	$24,109,237

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$1,667	$—
Accounts payable - affiliates	79,663	45,135
Capital contributions payable	20,138	590,543

	101,468	635,678
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 at March 31, 2008 and 2007 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 at March 31, 2008 and 2007 issued and outstanding	22,282,369	23,501,567
General partner	(40,323)	(28,008)

	22,242,046	23,473,559

	$22,343,514	$24,109,237

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

	Total
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$510,870	$467,512
Miscellaneous	525,971	120,970

	1,036,841	588,482

Share of income (losses) from operating limited partnerships	(18,207,857)	(26,816,761)

Expenses
Fund management fee	6,091,352	6,438,508
Amortization	1,610,248	1,609,264
General and administrative expenses	1,327,468	1,034,703
Professional fees	990,003	1,173,643
Impairment loss	22,053,317	32,181,505

	32,072,388	42,437,623

NET INCOME (LOSS)	$(49,243,404)	$(68,665,902)

Net income (loss) allocated to general partner	$(492,435)	$(686,658)

Net income (loss) allocated to limited partners	$(48,750,969)	$(67,979,244)

Net income (loss) per BAC	$(0.58)	$(0.81)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 20
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$11,159	$10,465
Miscellaneous	20,109	5,570

	31,268	16,035

Share of income (losses) from operating limited partnerships	910,973	(445,579)

Expenses
Fund management fee	252,798	294,700
Amortization	3,572	3,572
General and administrative expenses	44,530	50,157
Professional fees	33,202	52,318
Impairment loss	160,645	—

	494,747	400,747

NET INCOME (LOSS)	$447,494	$(830,291)

Net income (loss) allocated to general partner	$4,475	$(8,303)

Net income (loss) allocated to limited partners	$443,019	$(821,988)

Net income (loss) per BAC	$0.11	$(0.21)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 21
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$263	$637
Miscellaneous	4,297	5,347

	4,560	5,984

Share of income (losses) from operating limited partnerships	(129,454)	(167,814)

Expenses
Fund management fee	175,246	214,898
Amortization	1,954	1,954
General and administrative expenses	46,411	28,487
Professional fees	43,323	60,277
Impairment loss	—	—

	266,934	305,616

NET INCOME (LOSS)	$(391,828)	$(467,446)

Net income (loss) allocated to general partner	$(3,918)	$(4,674)

Net income (loss) allocated to limited partners	$(387,910)	$(462,772)

Net income (loss) per BAC	$(0.20)	$(0.24)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 22
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$2,293	$3,411
Miscellaneous	18,948	22,412

	21,241	25,823

Share of income (losses) from operating limited partnerships	(75,579)	(308,460)

Expenses
Fund management fee	232,797	240,422
Amortization	6,140	6,140
General and administrative expenses	42,375	36,373
Professional fees	57,765	52,027
Impairment loss	12,843	141,554

	351,920	476,516

NET INCOME (LOSS)	$(406,258)	$(759,153)

Net income (loss) allocated to general partner	$(4,063)	$(7,592)

Net income (loss) allocated to limited partners	$(402,195)	$(751,561)

Net income (loss) per BAC	$(0.16)	$(0.29)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 23
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$1,496	$1,103
Miscellaneous	14,425	15,035

	15,921	16,138

Share of income (losses) from operating limited partnerships	(41,128)	(585,653)

Expenses
Fund management fee	230,200	217,123
Amortization	9,131	9,131
General and administrative expenses	40,821	41,693
Professional fees	33,270	43,815
Impairment loss	11,863	1,309,291

	325,285	1,621,053

NET INCOME (LOSS)	$(350,492)	$(2,190,568)

Net income (loss) allocated to general partner	$(3,505)	$(21,906)

Net income (loss) allocated to limited partners	$(346,987)	$(2,168,662)

Net income (loss) per BAC	$(0.10)	$(0.65)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 24
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$3,954	$2,655
Miscellaneous	29,823	1,905

	33,777	4,560

Share of income (losses) from operating limited partnerships	(266,967)	(641,779)

Expenses
Fund management fee	205,898	210,240
Amortization	10,204	10,204
General and administrative expenses	177,688	30,698
Professional fees	33,650	45,935
Impairment loss	—	399,028

	427,440	696,105

NET INCOME (LOSS)	$(660,630)	$(1,333,324)

Net income (loss) allocated to general partner	$(6,606)	$(13,333)

Net income (loss) allocated to limited partners	$(654,024)	$(1,319,991)

Net income (loss) per BAC	$(0.30)	$(0.61)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 25
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$8,210	$4,132
Miscellaneous	32,499	1,650

	40,709	5,782

Share of income (losses) from operating limited partnerships	(257,714)	(1,008,160)

Expenses
Fund management fee	237,885	240,848
Amortization	15,218	15,218
General and administrative expenses	37,706	38,400
Professional fees	35,467	46,240
Impairment loss	161,576	3,259,647

	487,852	3,600,353

NET INCOME (LOSS)	$(704,857)	$(4,602,731)

Net income (loss) allocated to general partner	$(7,049)	$(46,027)

Net income (loss) allocated to limited partners	$(697,808)	$(4,556,704)

Net income (loss) per BAC	$(0.23)	$(1.51)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 26
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$9,847	$7,106
Miscellaneous	2,146	11,807

	11,993	18,913

Share of income (losses) from operating limited partnerships	68,188	(1,131,044)

Expenses
Fund management fee	374,280	372,150
Amortization	16,904	16,904
General and administrative expenses	60,693	47,258
Professional fees	57,816	74,721
Impairment loss	732,092	2,474,839

	1,241,785	2,985,872

NET INCOME (LOSS)	$(1,161,604)	$(4,098,003)

Net income (loss) allocated to general partner	$(11,616)	$(40,980)

Net income (loss) allocated to limited partners	$(1,149,988)	$(4,057,023)

Net income (loss) per BAC	$(0.29)	$(1.02)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 27
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$2,716	$1,528
Miscellaneous	4,337	1,650

	7,053	3,178

Share of income (losses) from operating limited partnerships	(210,302)	(423,423)

Expenses
Fund management fee	299,241	285,298
Amortization	15,655	15,655
General and administrative expenses	31,321	30,910
Professional fees	28,216	34,453
Impairment loss	431,928	1,443,337

	806,361	1,809,653

NET INCOME (LOSS)	$(1,009,610)	$(2,229,898)

Net income (loss) allocated to general partner	$(10,096)	$(22,299)

Net income (loss) allocated to limited partners	$(999,514)	$(2,207,599)

Net income (loss) per BAC	$(0.41)	$(0.90)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 28
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$7,104	$10,926
Miscellaneous	85	—

	7,189	10,926

Share of income (losses) from operating limited partnerships	(878,230)	(911,687)

Expenses
Fund management fee	264,458	268,661
Amortization	3,300	3,300
General and administrative expenses	42,151	41,167
Professional fees	39,798	54,201
Impairment loss	2,157,670	4,492,232

	2,507,377	4,859,561

NET INCOME (LOSS)	$(3,378,418)	$(5,760,322)

Net income (loss) allocated to general partner	$(33,784)	$(57,603)

Net income (loss) allocated to limited partners	$(3,344,634)	$(5,702,719)

Net income (loss) per BAC	$(0.84)	$(1.43)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 29
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$7,767	$12,023
Miscellaneous	—	3,900

	7,767	15,923

Share of income (losses) from operating limited partnerships	(1,379,956)	(1,785,739)

Expenses
Fund management fee	264,614	302,643
Amortization	3,311	3,311
General and administrative expenses	44,644	43,608
Professional fees	56,632	43,779
Impairment loss	1,335,385	2,134,182

	1,704,586	2,527,523

NET INCOME (LOSS)	$(3,076,775)	$(4,297,339)

Net income (loss) allocated to general partner	$(30,768)	$(42,973)

Net income (loss) allocated to limited partners	$(3,046,007)	$(4,254,366)

Net income (loss) per BAC	$(0.76)	$(1.07)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 30
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$7,729	$9,449
Miscellaneous	37,161	3,150

	44,890	12,599

Share of income (losses) from operating limited partnerships	(307,390)	(789,792)

Expenses
Fund management fee	142,035	188,954
Amortization	21,238	21,238
General and administrative expenses	32,877	32,933
Professional fees	43,121	40,869
Impairment loss	1,080,096	1,802,959

	1,319,367	2,086,953

NET INCOME (LOSS)	$(1,581,867)	$(2,864,146)

Net income (loss) allocated to general partner	$(15,819)	$(28,641)

Net income (loss) allocated to limited partners	$(1,566,048)	$(2,835,505)

Net income (loss) per BAC	$(0.59)	$(1.07)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 31
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$4,414	$1,397
Miscellaneous	310,145	5,100

	314,559	6,497

Share of income (losses) from operating limited partnerships	(925,924)	(1,916,891)

Expenses
Fund management fee	260,096	339,066
Amortization	—	—
General and administrative expenses	115,746	41,833
Professional fees	70,522	48,872
Impairment loss	2,354,775	1,868,297

	2,801,139	2,298,068

NET INCOME (LOSS)	$(3,412,504)	$(4,208,462)

Net income (loss) allocated to general partner	$(34,125)	$(42,085)

Net income (loss) allocated to limited partners	$(3,378,379)	$(4,166,377)

Net income (loss) per BAC	$(0.76)	$(0.94)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 32
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$12,654	$5,322
Miscellaneous	5,250	4,200

	17,904	9,522

Share of income (losses) from operating limited partnerships	(1,217,933)	(2,320,869)

Expenses
Fund management fee	280,518	290,559
Amortization	36,724	36,724
General and administrative expenses	46,474	44,295
Professional fees	41,216	45,712
Impairment loss	2,018,741	3,206,031

	2,423,673	3,623,321

NET INCOME (LOSS)	$(3,623,702)	$(5,934,668)

Net income (loss) allocated to general partner	$(36,237)	$(59,347)

Net income (loss) allocated to limited partners	$(3,587,465)	$(5,875,321)

Net income (loss) per BAC	$(0.75)	$(1.24)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 33
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$3,062	$26,684
Miscellaneous	2,400	2,700

	5,462	29,384

Share of income (losses) from operating limited partnerships	(765,568)	(808,982)

Expenses
Fund management fee	151,018	143,375
Amortization	27,276	27,280
General and administrative expenses	31,681	29,990
Professional fees	20,089	23,858
Impairment loss	899,634	1,623,633

	1,129,698	1,848,136

NET INCOME (LOSS)	$(1,889,804)	$(2,627,734)

Net income (loss) allocated to general partner	$(18,898)	$(26,277)

Net income (loss) allocated to limited partners	$(1,870,906)	$(2,601,457)

Net income (loss) per BAC	$(0.71)	$(0.99)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 34
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$1,266	$1,904
Miscellaneous	2,700	3,300

	3,966	5,204

Share of income (losses) from operating limited partnerships	(1,614,602)	(1,745,646)

Expenses
Fund management fee	272,876	285,881
Amortization	43,938	43,938
General and administrative expenses	38,165	35,986
Professional fees	28,110	32,513
Impairment loss	1,188,755	1,719,140

	1,571,844	2,117,458

NET INCOME (LOSS)	$(3,182,480)	$(3,857,900)

Net income (loss) allocated to general partner	$(31,825)	$(38,579)

Net income (loss) allocated to limited partners	$(3,150,655)	$(3,819,321)

Net income (loss) per BAC	$(0.89)	$(1.08)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 35
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$2,824	$4,737
Miscellaneous	3,450	3,600

	6,274	8,337

Share of income (losses) from operating limited partnerships	(839,663)	(624,396)

Expenses
Fund management fee	199,972	220,016
Amortization	129,235	129,235
General and administrative expenses	37,487	34,870
Professional fees	20,352	21,465
Impairment loss	1,759,833	1,344,664

	2,146,879	1,750,250

NET INCOME (LOSS)	$(2,980,268)	$(2,366,309)

Net income (loss) allocated to general partner	$(29,803)	$(23,663)

Net income (loss) allocated to limited partners	$(2,950,465)	$(2,342,646)

Net income (loss) per BAC	$(0.89)	$(0.71)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 36
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$3,295	$3,102
Miscellaneous	900	—

	4,195	3,102

Share of income (losses) from operating limited partnerships	(504,176)	(581,844)

Expenses
Fund management fee	146,392	136,026
Amortization	88,462	88,462
General and administrative expenses	28,201	26,092
Professional fees	18,569	23,298
Impairment loss	1,038,910	1,355,286

	1,320,534	1,629,164

NET INCOME (LOSS)	$(1,820,515)	$(2,207,906)

Net income (loss) allocated to general partner	$(18,205)	$(22,079)

Net income (loss) allocated to limited partners	$(1,802,310)	$(2,185,827)

Net income (loss) per BAC	$(0.86)	$(1.04)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 37
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$13,848	$54,300
Miscellaneous	1,350	2,250

	15,198	56,550

Share of income (losses) from operating limited partnerships	(1,201,584)	(1,082,174)

Expenses
Fund management fee	172,294	186,346
Amortization	94,821	94,821
General and administrative expenses	35,589	31,666
Professional fees	18,230	21,114
Impairment loss	423,459	118,300

	744,393	452,247

NET INCOME (LOSS)	$(1,930,779)	$(1,477,871)

Net income (loss) allocated to general partner	$(19,308)	$(14,779)

Net income (loss) allocated to limited partners	$(1,911,471)	$(1,463,092)

Net income (loss) per BAC	$(0.76)	$(0.58)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 38
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$5,357	$4,662
Miscellaneous	2,300	2,700

	7,657	7,362

Share of income (losses) from operating limited partnerships	(496,433)	(520,255)

Expenses
Fund management fee	139,930	126,335
Amortization	98,915	98,911
General and administrative expenses	36,521	33,701
Professional fees	20,151	25,966
Impairment loss	432,829	713,167

	728,346	998,080

NET INCOME (LOSS)	$(1,217,122)	$(1,510,973)

Net income (loss) allocated to general partner	$(12,171)	$(15,110)

Net income (loss) allocated to limited partners	$(1,204,951)	$(1,495,863)

Net income (loss) per BAC	$(0.47)	$(0.59)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 39
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$8,832	$5,008
Miscellaneous	2,189	2,250

	11,021	7,258

Share of income (losses) from operating limited partnerships	(647,736)	(658,296)

Expenses
Fund management fee	116,640	116,080
Amortization	90,326	90,326
General and administrative expenses	34,009	30,556
Professional fees	21,953	31,279
Impairment loss	914,628	619,347

	1,177,556	887,588

NET INCOME (LOSS)	$(1,814,271)	$(1,538,626)

Net income (loss) allocated to general partner	$(18,143)	$(15,386)

Net income (loss) allocated to limited partners	$(1,796,128)	$(1,523,240)

Net income (loss) per BAC	$(0.78)	$(0.66)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 40
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$2,648	$6,303
Miscellaneous	1,713	1,200

	4,361	7,503

Share of income (losses) from operating limited partnerships	(822,807)	(923,278)

Expenses
Fund management fee	176,164	177,216
Amortization	113,728	113,731
General and administrative expenses	36,754	33,085
Professional fees	28,798	39,010
Impairment loss	1,521,514	898,784

	1,876,958	1,261,826

NET INCOME (LOSS)	$(2,695,404)	$(2,177,601)

Net income (loss) allocated to general partner	$(26,954)	$(21,776)

Net income (loss) allocated to limited partners	$(2,668,450)	$(2,155,825)

Net income (loss) per BAC	$(1.01)	$(0.82)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 41
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$1,048	$789
Miscellaneous	3,542	6,844

	4,590	7,633

Share of income (losses) from operating limited partnerships	(920,930)	(1,183,269)

Expenses
Fund management fee	220,704	233,023
Amortization	133,927	133,927
General and administrative expenses	43,873	52,783
Professional fees	58,221	94,380
Impairment loss	759,371	599,094

	1,216,096	1,113,207

NET INCOME (LOSS)	$(2,132,436)	$(2,288,843)

Net income (loss) allocated to general partner	$(21,324)	$(22,888)

Net income (loss) allocated to limited partners	$(2,111,112)	$(2,265,955)

Net income (loss) per BAC	$(0.73)	$(0.78)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 42
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$149,073	$20,328
Miscellaneous	2,700	5,100

	151,773	25,428

Share of income (losses) from operating limited partnerships	(1,018,646)	(1,160,548)

Expenses
Fund management fee	218,248	224,242
Amortization	117,134	116,526
General and administrative expenses	41,548	38,562
Professional fees	38,371	55,128
Impairment loss	465,725	433,210

	881,026	867,668

NET INCOME (LOSS)	$(1,747,899)	$(2,002,788)

Net income (loss) allocated to general partner	$(17,479)	$(20,028)

Net income (loss) allocated to limited partners	$(1,730,420)	$(1,982,760)

Net income (loss) per BAC	$(0.63)	$(0.72)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 43
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$15,744	$22,487
Miscellaneous	4,350	4,950

	20,094	27,437

Share of income (losses) from operating limited partnerships	(1,356,021)	(1,267,245)

Expenses
Fund management fee	285,130	289,158
Amortization	167,349	167,029
General and administrative expenses	58,806	52,341
Professional fees	42,007	49,834
Impairment loss	743,088	87,740

	1,296,380	646,102

NET INCOME (LOSS)	$(2,632,307)	$(1,885,910)

Net income (loss) allocated to general partner	$(26,323)	$(18,859)

Net income (loss) allocated to limited partners	$(2,605,984)	$(1,867,051)

Net income (loss) per BAC	$(0.72)	$(0.51)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 44
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$41,796	$47,665
Miscellaneous	4,516	4,350

	46,312	52,015

Share of income (losses) from operating limited partnerships	(961,972)	(1,605,918)

Expenses
Fund management fee	241,606	261,801
Amortization	113,014	113,014
General and administrative expenses	40,224	37,129
Professional fees	23,084	27,153
Impairment loss	639,663	—

	1,057,591	439,097

NET INCOME (LOSS)	$(1,973,251)	$(1,993,000)

Net income (loss) allocated to general partner	$(19,733)	$(19,930)

Net income (loss) allocated to limited partners	$(1,953,518)	$(1,973,070)

Net income (loss) per BAC	$(0.72)	$(0.73)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 45
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$110,812	$86,131
Miscellaneous	6,000	—

	116,812	86,131

Share of income (losses) from operating limited partnerships	(1,516,720)	(1,436,101)

Expenses
Fund management fee	324,393	343,798
Amortization	144,882	144,882
General and administrative expenses	57,921	49,399
Professional fees	53,321	56,788
Impairment loss	703,879	137,743

	1,284,396	732,610

NET INCOME (LOSS)	$(2,684,304)	$(2,082,580)

Net income (loss) allocated to general partner	$(26,843)	$(20,826)

Net income (loss) allocated to limited partners	$(2,657,461)	$(2,061,754)

Net income (loss) per BAC	$(0.66)	$(0.51)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 46
	Year ended March 31, 2008	Year ended March 31, 2007
Income
Interest income	$71,659	$113,258
Miscellaneous	8,636	—

	80,295	113,258

Share of income (losses) from operating limited partnerships	(829,583)	(781,919)

Expenses
Fund management fee	205,919	229,649
Amortization	103,890	103,831
General and administrative expenses	43,252	40,731
Professional fees	24,749	28,638
Impairment loss	104,415	—

	482,225	402,849

NET INCOME (LOSS)	$(1,231,513)	$(1,071,510)

Net income (loss) allocated to general partner	$(12,315)	$(10,715)

Net income (loss) allocated to limited partners	$(1,219,198)	$(1,060,795)

Net income (loss) per BAC	$(0.41)	$(0.36)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2008 and 2007

Total	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$326,207,079	$(3,943,585)	$322,263,494

Net income (loss)	(67,979,244)	(686,658)	(68,665,902)

Partners’ capital (deficit), March 31, 2007	$258,227,835	$(4,630,243)	$253,597,592

Net income (loss)	(48,750,969)	(492,435)	(49,243,404)

Partners’ capital (deficit), March 31, 2008	$209,476,866	$(5,122,678)	$204,354,188

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 20	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$(695,785)	$(318,393)	$(1,014,178)

Net income (loss)	(821,988)	(8,303)	(830,291)

Partners’ capital (deficit), March 31, 2007	$(1,517,773)	$(326,696)	$(1,844,469)

Net income (loss)	443,019	4,475	447,494

Partners’ capital (deficit), March 31, 2008	$(1,074,754)	$(322,221)	$(1,396,975)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 21	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$(225,720)	$(165,868)	$(391,588)

Net income (loss)	(462,772)	(4,674)	(467,446)

Partners’ capital (deficit), March 31, 2007	$(688,492)	$(170,542)	$(859,034)

Net income (loss)	(387,910)	(3,918)	(391,828)

Partners’ capital (deficit), March 31, 2008	$(1,076,402)	$(174,460)	$(1,250,862)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 22	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$(643,756)	$(227,797)	$(871,553)

Net income (loss)	(751,561)	(7,592)	(759,153)

Partners’ capital (deficit), March 31, 2007	$(1,395,317)	$(235,389)	$(1,630,706)

Net income (loss)	(402,195)	(4,063)	(406,258)

Partners’ capital (deficit), March 31, 2008	$(1,797,512)	$(239,452)	$(2,036,964)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 23	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$1,404,187	$(273,540)	$1,130,647

Net income (loss)	(2,168,662)	(21,906)	(2,190,568)

Partners’ capital (deficit), March 31, 2007	$(764,475)	$(295,446)	$(1,059,921)

Net income (loss)	(346,987)	(3,505)	(350,492)

Partners’ capital (deficit), March 31, 2008	$(1,111,462)	$(298,951)	$(1,410,413)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 24	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$545,191	$(181,663)	$363,528

Net income (loss)	(1,319,991)	(13,333)	(1,333,324)

Partners’ capital (deficit), March 31, 2007	$(774,800)	$(194,996)	$(969,796)

Net income (loss)	(654,024)	(6,606)	(660,630)

Partners’ capital (deficit), March 31, 2008	$(1,428,824)	$(201,602)	$(1,630,426)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 25	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$6,348,055	$(195,923)	$6,152,132

Net income (loss)	(4,556,704)	(46,027)	(4,602,731)

Partners’ capital (deficit), March 31, 2007	$1,791,351	$(241,950)	$1,549,401

Net income (loss)	(697,808)	(7,049)	(704,857)

Partners’ capital (deficit), March 31, 2008	$1,093,543	$(248,999)	$844,544

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 26	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$8,714,397	$(255,666)	$8,458,731

Net income (loss)	(4,057,023)	(40,980)	(4,098,003)

Partners’ capital (deficit), March 31, 2007	$4,657,374	$(296,646)	$4,360,728

Net income (loss)	(1,149,988)	(11,616)	(1,161,604)

Partners’ capital (deficit), March 31, 2008	$3,507,386	$(308,262)	$3,199,124

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 27	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$7,952,311	$(128,206)	$7,824,105

Net income (loss)	(2,207,599)	(22,299)	(2,229,898)

Partners’ capital (deficit), March 31, 2007	$5,744,712	$(150,505)	$5,594,207

Net income (loss)	(999,514)	(10,096)	(1,009,610)

Partners’ capital (deficit), March 31, 2008	$4,745,198	$(160,601)	$4,584,597

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 28	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$14,594,412	$(199,802)	$14,394,610

Net income (loss)	(5,702,719)	(57,603)	(5,760,322)

Partners’ capital (deficit), March 31, 2007	$8,891,693	$(257,405)	$8,634,288

Net income (loss)	(3,344,634)	(33,784)	(3,378,418)

Partners’ capital (deficit), March 31, 2008	$5,547,059	$(291,189)	$5,255,870

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 29	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$9,420,408	$(246,912)	$9,173,496

Net income (loss)	(4,254,366)	(42,973)	(4,297,339)

Partners’ capital (deficit), March 31, 2007	$5,166,042	$(289,885)	$4,876,157

Net income (loss)	(3,046,007)	(30,768)	(3,076,775)

Partners’ capital (deficit), March 31, 2008	$2,120,035	$(320,653)	$1,799,382

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 30	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$8,612,049	$(142,360)	$8,469,689

Net income (loss)	(2,835,505)	(28,641)	(2,864,146)

Partners’ capital (deficit), March 31, 2007	$5,776,544	$(171,001)	$5,605,543

Net income (loss)	(1,566,048)	(15,819)	(1,581,867)

Partners’ capital (deficit), March 31, 2008	$4,210,496	$(186,820)	$4,023,676

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 31	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$12,714,068	$(254,665)	$12,459,403

Net income (loss)	(4,166,377)	(42,085)	(4,208,462)

Partners’ capital (deficit), March 31, 2007	$8,547,691	$(296,750)	$8,250,941

Net income (loss)	(3,378,379)	(34,125)	(3,412,504)

Partners’ capital (deficit), March 31, 2008	$5,169,312	$(330,875)	$4,838,437

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 32	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$17,381,263	$(234,897)	$17,146,366

Net income (loss)	(5,875,321)	(59,347)	(5,934,668)

Partners’ capital (deficit), March 31, 2007	$11,505,942	$(294,244)	$11,211,698

Net income (loss)	(3,587,465)	(36,237)	(3,623,702)

Partners’ capital (deficit), March 31, 2008	$7,918,477	$(330,481)	$7,587,996

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 33	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$10,337,289	$(123,644)	$10,213,645

Net income (loss)	(2,601,457)	(26,277)	(2,627,734)

Partners’ capital (deficit), March 31, 2007	$7,735,832	$(149,921)	$7,585,911

Net income (loss)	(1,870,906)	(18,898)	(1,889,804)

Partners’ capital (deficit), March 31, 2008	$5,864,926	$(168,819)	$5,696,107

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 34	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$13,214,342	$(169,947)	$13,044,395

Net income (loss)	(3,819,321)	(38,579)	(3,857,900)

Partners’ capital (deficit), March 31, 2007	$9,395,021	$(208,526)	$9,186,495

Net income (loss)	(3,150,655)	(31,825)	(3,182,480)

Partners’ capital (deficit), March 31, 2008	$6,244,366	$(240,351)	$6,004,015

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 35	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$16,643,105	$(116,761)	$16,526,344

Net income (loss)	(2,342,646)	(23,663)	(2,366,309)

Partners’ capital (deficit), March 31, 2007	$14,300,459	$(140,424)	$14,160,035

Net income (loss)	(2,950,465)	(29,803)	(2,980,268)

Partners’ capital (deficit), March 31, 2008	$11,349,994	$(170,227)	$11,179,767

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 36	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$10,451,081	$(74,902)	$10,376,179

Net income (loss)	(2,185,827)	(22,079)	(2,207,906)

Partners’ capital (deficit), March 31, 2007	$8,265,254	$(96,981)	$8,168,273

Net income (loss)	(1,802,310)	(18,205)	(1,820,515)

Partners’ capital (deficit), March 31, 2008	$6,462,944	$(115,186)	$6,347,758

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 37	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$13,558,669	$(80,784)	$13,477,885

Net income (loss)	(1,463,092)	(14,779)	(1,477,871)

Partners’ capital (deficit), March 31, 2007	$12,095,577	$(95,563)	$12,000,014

Net income (loss)	(1,911,471)	(19,308)	(1,930,779)

Partners’ capital (deficit), March 31, 2008	$10,184,106	$(114,871)	$10,069,235

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 38	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$14,557,855	$(73,440)	$14,484,415

Net income (loss)	(1,495,863)	(15,110)	(1,510,973)

Partners’ capital (deficit), March 31, 2007	$13,061,992	$(88,550)	$12,973,442

Net income (loss)	(1,204,951)	(12,171)	(1,217,122)

Partners’ capital (deficit), March 31, 2008	$11,857,041	$(100,721)	$11,756,320

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 39	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$13,165,083	$(65,445)	$13,099,638

Net income (loss)	(1,523,240)	(15,386)	(1,538,626)

Partners’ capital (deficit), March 31, 2007	$11,641,843	$(80,831)	$11,561,012

Net income (loss)	(1,796,128)	(18,143)	(1,814,271)

Partners’ capital (deficit), March 31, 2008	$9,845,715	$(98,974)	$9,746,741

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 40	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$16,205,779	$(63,520)	$16,142,259

Net income (loss)	(2,155,825)	(21,776)	(2,177,601)

Partners’ capital (deficit), March 31, 2007	$14,049,954	$(85,296)	$13,964,658

Net income (loss)	(2,668,450)	(26,954)	(2,695,404)

Partners’ capital (deficit), March 31, 2008	$11,381,504	$(112,250)	$11,269,254

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 41	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$13,929,931	$(110,980)	$13,818,951

Net income (loss)	(2,265,955)	(22,888)	(2,288,843)

Partners’ capital (deficit), March 31, 2007	$11,663,976	$(133,868)	$11,530,108

Net income (loss)	(2,111,112)	(21,324)	(2,132,436)

Partners’ capital (deficit), March 31, 2008	$9,552,864	$(155,192)	$9,397,672

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 42	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$18,401,306	$(57,500)	$18,343,806

Net income (loss)	(1,982,760)	(20,028)	(2,002,788)

Partners’ capital (deficit), March 31, 2007	$16,418,546	$(77,528)	$16,341,018

Net income (loss)	(1,730,420)	(17,479)	(1,747,899)

Partners’ capital (deficit), March 31, 2008	$14,688,126	$(95,007)	$14,593,119

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 43	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$23,972,939	$(82,619)	$23,890,320

Net income (loss)	(1,867,051)	(18,859)	(1,885,910)

Partners’ capital (deficit), March 31, 2007	$22,105,888	$(101,478)	$22,004,410

Net income (loss)	(2,605,984)	(26,323)	(2,632,307)

Partners’ capital (deficit), March 31, 2008	$19,499,904	$(127,801)	$19,372,103

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 44	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$19,857,186	$(39,269)	$19,817,917

Net income (loss)	(1,973,070)	(19,930)	(1,993,000)

Partners’ capital (deficit), March 31, 2007	$17,884,116	$(59,199)	$17,824,917

Net income (loss)	(1,953,518)	(19,733)	(1,973,251)

Partners’ capital (deficit), March 31, 2008	$15,930,598	$(78,932)	$15,851,666

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 45	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$31,229,072	$(41,789)	$31,187,283

Net income (loss)	(2,061,754)	(20,826)	(2,082,580)

Partners’ capital (deficit), March 31, 2007	$29,167,318	$(62,615)	$29,104,703

Net income (loss)	(2,657,461)	(26,843)	(2,684,304)

Partners’ capital (deficit), March 31, 2008	$26,509,857	$(89,458)	$26,420,399

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 46	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2006	$24,562,362	$(17,293)	$24,545,069

Net income (loss)	(1,060,795)	(10,715)	(1,071,510)

Partners’ capital (deficit), March 31, 2007	$23,501,567	$(28,008)	$23,473,559

Net income (loss)	(1,219,198)	(12,315)	(1,231,513)

Partners’ capital (deficit), March 31, 2008	$22,282,369	$(40,323)	$22,242,046

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

	Total
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(49,243,404)	$(68,665,902)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	18,207,857	26,816,761
Impairment loss	22,053,317	32,181,505
Distributions received from operating limited partnerships	506,900	581,055
Amortization	1,610,248	1,609,264
Changes in assets and liabilities
Other assets	404,628	(185,959)
Accounts payable and accrued expenses	11,480	(1,979)
Accounts payable - affiliates	5,576,168	4,888,494

Net cash provided by (used in) operating activities	(872,806)	(2,776,761)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	(49,051)
Capital contributions paid to operating limited partnerships	(2,032,678)	(2,859,883)
(Advances to) repayments from operating limited partnerships	438,769	521,591
Proceeds from disposition of operating limited partnerships	—	86,833
Purchase of investments (net of proceeds from sales and maturities of investments)	—	2,556,017

Net cash provided by (used in) investing activities	(1,593,909)	255,507

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,466,715)	(2,521,254)

Cash and cash equivalents, beginning	9,316,159	11,837,413

Cash and cash equivalents, ending	$6,849,444	$9,316,159

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Total
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$860,207	$331,923

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$406,082	$57,627

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$1,111,756	$178,848

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$12,142	$454

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 20
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$447,494	$(830,291)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(910,973)	445,579
Impairment loss	160,645	—
Distributions received from operating limited partnerships	29,799	40,539
Amortization	3,572	3,572
Changes in assets and liabilities
Other assets	—	21,259
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	212,752	(328,600)

Net cash provided by (used in) operating activities	(56,330)	(647,942)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	(17,112)	—
Proceeds from disposition of operating limited partnerships	—	86,833
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	(17,112)	86,833

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(73,442)	(561,109)

Cash and cash equivalents, beginning	241,848	802,957

Cash and cash equivalents, ending	$168,406	$241,848

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 20
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 21
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(391,828)	$(467,446)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	129,454	167,814
Impairment loss	—	—
Distributions received from operating limited partnerships	—	926
Amortization	1,954	1,954
Changes in assets and liabilities
Other assets	17,000	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	236,927	248,740

Net cash provided by (used in) operating activities	(6,112)	(48,012)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(6,112)	(48,012)

Cash and cash equivalents, beginning	12,391	60,403

Cash and cash equivalents, ending	$6,279	$12,391

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 21
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 22
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(406,258)	$(759,153)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	75,579	308,460
Impairment loss	12,843	141,554
Distributions received from operating limited partnerships	2,600	9,700
Amortization	6,140	6,140
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	275,211	254,591

Net cash provided by (used in) operating activities	(33,504)	(38,708)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	(14,663)	(1,500)
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	(14,663)	(1,500)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(48,167)	(40,208)

Cash and cash equivalents, beginning	129,911	170,119

Cash and cash equivalents, ending	$81,744	$129,911

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 22
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$(5,245)	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 23
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(350,492)	$(2,190,568)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	41,128	585,653
Impairment loss	11,863	1,309,291
Distributions received from operating limited partnerships	2,597	16,845
Amortization	9,131	9,131
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	261,235	249,817

Net cash provided by (used in) operating activities	(24,157)	(19,831)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(24,157)	(19,831)

Cash and cash equivalents, beginning	64,648	84,479

Cash and cash equivalents, ending	$40,491	$64,648

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 23
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 24
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(660,630)	$(1,333,324)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	266,967	641,779
Impairment loss	—	399,028
Distributions received from operating limited partnerships	6,238	46,571
Amortization	10,204	10,204
Changes in assets and liabilities
Other assets	145,443	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	202,736	227,736

Net cash provided by (used in) operating activities	(28,661)	(8,006)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(28,661)	(8,006)

Cash and cash equivalents, beginning	164,634	172,640

Cash and cash equivalents, ending	$135,973	$164,634

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 24
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 25
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(704,857)	$(4,602,731)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	257,714	1,008,160
Impairment loss	161,576	3,259,647
Distributions received from operating limited partnerships	35,304	98,048
Amortization	15,218	15,218
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	172,676	207,676

Net cash provided by (used in) operating activities	(61,988)	(13,982)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(61,988)	(13,982)

Cash and cash equivalents, beginning	249,177	263,159

Cash and cash equivalents, ending	$187,189	$249,177

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 25
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 26
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(1,161,604)	$(4,098,003)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(68,188)	1,131,044
Impairment loss	732,092	2,474,839
Distributions received from operating limited partnerships	115,536	74,037
Amortization	16,904	16,904
Changes in assets and liabilities
Other assets	14,076	—
Accounts payable and accrued expenses	291	—
Accounts payable - affiliates	334,760	334,760

Net cash provided by (used in) operating activities	(16,133)	(66,419)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(16,133)	(66,419)

Cash and cash equivalents, beginning	218,953	285,372

Cash and cash equivalents, ending	$202,820	$218,953

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 26
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 27
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(1,009,610)	$(2,229,898)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	210,302	423,423
Impairment loss	431,928	1,443,337
Distributions received from operating limited partnerships	5,134	7,495
Amortization	15,655	15,655
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	333,672	323,502

Net cash provided by (used in) operating activities	(12,538)	(16,486)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(12,538)	(16,486)

Cash and cash equivalents, beginning	100,228	116,714

Cash and cash equivalents, ending	$87,690	$100,228

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 27
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 28
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(3,378,418)	$(5,760,322)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	878,230	911,687
Impairment loss	2,157,670	4,492,232
Distributions received from operating limited partnerships	109,017	17,477
Amortization	3,300	3,300
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	159,116	159,116

Net cash provided by (used in) operating activities	(70,704)	(176,510)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(70,704)	(176,510)

Cash and cash equivalents, beginning	256,644	433,154

Cash and cash equivalents, ending	$185,940	$256,644

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 28
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 29
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(3,076,775)	$(4,297,339)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,379,956	1,785,739
Impairment loss	1,335,385	2,134,182
Distributions received from operating limited partnerships	—	1,200
Amortization	3,311	3,311
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	337,980	297,980

Net cash provided by (used in) operating activities	(19,762)	(74,927)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships
Purchase of investments (net of proceeds from sales and maturities of investments)	—	134,706

Net cash provided by (used in) investing activities	—	134,706

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(19,762)	59,779

Cash and cash equivalents, beginning	194,755	134,976

Cash and cash equivalents, ending	$174,993	$194,755

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 29
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 30
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(1,581,867)	$(2,864,146)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	307,390	789,792
Impairment loss	1,080,096	1,802,959
Distributions received from operating limited partnerships	26,451	27,474
Amortization	21,238	21,238
Changes in assets and liabilities
Other assets	16,499	(23,174)
Accounts payable and accrued expenses	(21,122)	21,503
Accounts payable - affiliates	136,169	103,544

Net cash provided by (used in) operating activities	(15,146)	(120,810)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(15,146)	(120,810)

Cash and cash equivalents, beginning	291,351	412,161

Cash and cash equivalents, ending	$276,205	$291,351

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 30
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 31
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(3,412,504)	$(4,208,462)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	925,924	1,916,891
Impairment loss	2,354,775	1,868,297
Distributions received from operating limited partnerships	6,001	6,102
Amortization	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	5,357	—
Accounts payable - affiliates	234,563	407,543

Net cash provided by (used in) operating activities	114,116	(9,629)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	(100)	—
(Advances to) repayments from operating limited partnerships	25,698	—
Proceeds from disposition of operating limited partnerships
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	25,598	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	139,714	(9,629)

Cash and cash equivalents, beginning	118,708	128,337

Cash and cash equivalents, ending	$258,422	$118,708

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 31
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$544,756	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 32
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(3,623,702)	$(5,934,668)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,217,933	2,320,869
Impairment loss	2,018,741	3,206,031
Distributions received from operating limited partnerships	19,000	16,000
Amortization	36,724	36,724
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	331,540	281,540

Net cash provided by (used in) operating activities	617	(73,504)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	(7,347)
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	—	(7,347)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	617	(80,851)

Cash and cash equivalents, beginning	305,931	386,782

Cash and cash equivalents, ending	$306,548	$305,931

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 32
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$178,848

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 33
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(1,889,804)	$(2,627,734)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	765,568	808,982
Impairment loss	899,634	1,623,633
Distributions received from operating limited partnerships	1,783	3,814
Amortization	27,276	27,280
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	447	—
Accounts payable - affiliates	192,003	123,964

Net cash provided by (used in) operating activities	(3,093)	(40,061)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	32,300
Proceeds from disposition of operating limited partnerships
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	—	32,300

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(3,093)	(7,761)

Cash and cash equivalents, beginning	189,375	197,136

Cash and cash equivalents, ending	$186,282	$189,375

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 33
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 34
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(3,182,480)	$(3,857,900)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,614,602	1,745,646
Impairment loss	1,188,755	1,719,140
Distributions received from operating limited partnerships	4,508	5,857
Amortization	43,938	43,938
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	313,358	301,974

Net cash provided by (used in) operating activities	(16,938)	(41,345)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(16,938)	(41,345)

Cash and cash equivalents, beginning	83,640	124,985

Cash and cash equivalents, ending	$66,702	$83,640

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 34
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 35
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(2,980,268)	$(2,366,309)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	839,663	624,396
Impairment loss	1,759,833	1,344,664
Distributions received from operating limited partnerships	2,000	—
Amortization	129,235	129,235
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	7,198	—
Accounts payable - affiliates	203,360	138,360

Net cash provided by (used in) operating activities	(38,979)	(129,654)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	(163,782)	—
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	(163,782)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(202,761)	(129,654)

Cash and cash equivalents, beginning	351,387	481,041

Cash and cash equivalents, ending	$148,626	$351,387

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 35
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 36
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(1,820,515)	$(2,207,906)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	504,176	581,844
Impairment loss	1,038,910	1,355,286
Distributions received from operating limited partnerships	16,545	17,955
Amortization	88,462	88,462
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	178,490	176,155

Net cash provided by (used in) operating activities	6,449	11,796

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	6,449	11,796

Cash and cash equivalents, beginning	91,246	79,450

Cash and cash equivalents, ending	$97,695	$91,246

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 36
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 37
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(1,930,779)	$(1,477,871)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,201,584	1,082,174
Impairment loss	423,459	118,300
Distributions received from operating limited partnerships	26,778	16,495
Amortization	94,821	94,821
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	522	—
Accounts payable - affiliates	179,864	139,864

Net cash provided by (used in) operating activities	(3,751)	(26,217)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	67,239
Proceeds from disposition of operating limited partnerships
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	—	67,239

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(3,751)	41,022

Cash and cash equivalents, beginning	309,615	268,593

Cash and cash equivalents, ending	$305,864	$309,615

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 37
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 38
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(1,217,122)	$(1,510,973)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	496,433	520,255
Impairment loss	432,829	713,167
Distributions received from operating limited partnerships	2,045	65,456
Amortization	98,915	98,911
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	114,400	125,350

Net cash provided by (used in) operating activities	(72,119)	12,166

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(72,119)	12,166

Cash and cash equivalents, beginning	205,640	193,474

Cash and cash equivalents, ending	$133,521	$205,640

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 38
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 39
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(1,814,271)	$(1,538,626)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	647,736	658,296
Impairment loss	914,628	619,347
Distributions received from operating limited partnerships	8,651	44,368
Amortization	90,326	90,326
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	36,800	32,380

Net cash provided by (used in) operating activities	(115,749)	(93,909)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(115,749)	(93,909)

Cash and cash equivalents, beginning	274,404	368,313

Cash and cash equivalents, ending	$158,655	$274,404

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 39
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 40
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(2,695,404)	$(2,177,601)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	822,807	923,278
Impairment loss	1,521,514	898,784
Distributions received from operating limited partnerships	1,746	6,840
Amortization	113,728	113,731
Changes in assets and liabilities
Other assets	—	24,761
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	200,017	171,456

Net cash provided by (used in) operating activities	(35,211)	(38,751)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(35,211)	(38,751)

Cash and cash equivalents, beginning	177,375	216,126

Cash and cash equivalents, ending	$142,164	$177,375

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 40
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 41
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(2,132,436)	$(2,288,843)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	920,930	1,183,269
Impairment loss	759,371	599,094
Distributions received from operating limited partnerships	19,102	4,923
Amortization	133,927	133,927
Changes in assets and liabilities
Other assets	—	16,817
Accounts payable and accrued expenses	9,584	(16,522)
Accounts payable - affiliates	292,870	382,178

Net cash provided by (used in) operating activities	3,348	14,843

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	(80,466)
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	—	(80,466)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,348	(65,623)

Cash and cash equivalents, beginning	18,375	83,998

Cash and cash equivalents, ending	$21,723	$18,375

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 41
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 42
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(1,747,899)	$(2,002,788)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,018,646	1,160,548
Impairment loss	465,725	433,210
Distributions received from operating limited partnerships	2,641	3,519
Amortization	117,134	116,526
Changes in assets and liabilities
Other assets	985	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	173,096	275,497

Net cash provided by (used in) operating activities	30,709	(13,488)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	(21,798)
Capital contributions paid to operating limited partnerships	(164,252)	(354,642)
(Advances to) repayments from operating limited partnerships	322,033	(120,524)
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	157,781	(496,964)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	188,490	(510,452)

Cash and cash equivalents, beginning	460,921	971,373

Cash and cash equivalents, ending	$649,411	$460,921

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 42
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$241,212

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$92,074	$39,134

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 43
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(2,632,307)	$(1,885,910)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	1,356,021	1,267,245
Impairment loss	743,088	87,740
Distributions received from operating limited partnerships	24,369	20,231
Amortization	167,349	167,029
Changes in assets and liabilities
Other assets	10,000	166,707
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	166,780	80,798

Net cash provided by (used in) operating activities	(164,319)	(96,160)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	(11,738)
Capital contributions paid to operating limited partnerships	(88,443)	(136,066)
(Advances to) repayments from operating limited partnerships	—	650,726
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	—

Net cash provided by (used in) investing activities	(88,443)	502,922

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(252,762)	406,762

Cash and cash equivalents, beginning	596,017	189,255

Cash and cash equivalents, ending	$343,255	$596,017

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 43
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$90,711

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$92,073	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 44
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(1,973,251)	$(1,993,000)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	961,972	1,605,918
Impairment loss	639,663	—
Distributions received from operating limited partnerships	12,387	—
Amortization	113,014	113,014
Changes in assets and liabilities
Other assets	—	(196,604)
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	169,701	59,701

Net cash provided by (used in) operating activities	(76,133)	(410,971)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	—	(233,600)
(Advances to) repayments from operating limited partnerships	108,150	(108,150)
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	228,762

Net cash provided by (used in) investing activities	108,150	(112,988)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	32,017	(523,959)

Cash and cash equivalents, beginning	832,233	1,356,192

Cash and cash equivalents, ending	$864,250	$832,233

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 44
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$78,896	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$454

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 45
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(2,684,304)	$(2,082,580)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	1,516,720	1,436,101
Impairment loss	703,879	137,743
Distributions received from operating limited partnerships	22,850	28,191
Amortization	144,882	144,882
Changes in assets and liabilities
Other assets	625	(82)
Accounts payable and accrued expenses	678	(6,960)
Accounts payable - affiliates	91,564	67,737

Net cash provided by (used in) operating activities	(203,106)	(274,968)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	—
Capital contributions paid to operating limited partnerships	(170,826)	(534,646)
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	1,046,688

Net cash provided by (used in) investing activities	(170,826)	512,042

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(373,932)	237,074

Cash and cash equivalents, beginning	1,404,092	1,167,018

Cash and cash equivalents, ending	$1,030,160	$1,404,092

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 45
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$148,284	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$567,000	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$12,142	$—

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 46
	Year ended March 31, 2008	Year ended March 31, 2007
Cash flows from operating activities
Net income (loss)	$(1,231,513)	$(1,071,510)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	829,583	781,919
Impairment loss	104,415	—
Distributions received from operating limited partnerships	3,818	992
Amortization	103,890	103,831
Changes in assets and liabilities
Other assets	200,000	(195,643)
Accounts payable and accrued expenses	1,667	—
Accounts payable - affiliates	34,528	45,135

Net cash provided by (used in) operating activities	46,388	(335,276)

Cash flows from investing activities
Acquisition costs (paid)/refunded for operating limited partnerships	—	(15,515)
Capital contributions paid to operating limited partnerships	(1,430,612)	(1,511,616)
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—
Purchase of investments (net of proceeds from sales and maturities of investments)	—	1,145,861

Net cash provided by (used in) investing activities	(1,430,612)	(381,270)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,384,224)	(716,546)

Cash and cash equivalents, beginning	1,972,660	2,689,206

Cash and cash equivalents, ending	$588,436	$1,972,660

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 46
	Year ended March 31, 2008	Year ended March 31, 2007
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$860,207	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$18,493

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 and 2007

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series at March 31, 2008 and 2007 are as follows:

	2008	2007

Series 20	3,866,700	3,866,700
Series 21	1,892,700	1,892,700
Series 22	2,564,400	2,564,400
Series 23	3,336,727	3,336,727
Series 24	2,169,878	2,169,878
Series 25	3,026,109	3,026,109
Series 26	3,995,900	3,995,900
Series 27	2,460,700	2,460,700
Series 28	4,000,738	4,000,738
Series 29	3,991,800	3,991,800
Series 30	2,651,000	2,651,000
Series 31	4,417,857	4,417,857
Series 32	4,754,198	4,754,198
Series 33	2,636,533	2,636,533
Series 34	3,529,319	3,529,319
Series 35	3,300,463	3,300,463
Series 36	2,106,837	2,106,837
Series 37	2,512,500	2,512,500
Series 38	2,543,100	2,543,100
Series 39	2,292,152	2,292,152
Series 40	2,630,256	2,630,256
Series 41	2,891,626	2,891,626
Series 42	2,744,262	2,744,262
Series 43	3,637,987	3,637,987
Series 44	2,701,973	2,701,973
Series 45	4,014,367	4,014,367
Series 46	2,980,998	2,980,998

	83,651,080	83,651,080

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

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

Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables.  Accordingly, the partnership recorded a valuation allowance of $614,683 and $533,581 as of March 31, 2008 and 2007, respectively.

A loss in value of an investment in an operating limited partnership other than a temporary decline is recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the fund and the estimated residual value of the investment.  In addition, deferred partnership fees related to each investment are  evaluated for impairment when an impairment loss has reduced an investment balance to zero.  Impairment losses have been recognized for the years ended March 31, 2008 and  2007 of  $22,053,317 and  $32,181,505, respectively

Capital contributions to operating limited partnerships are adjusted by tax credit adjusters.  Tax credit adjusters are defined as adjustments to operating limited partnership capital contributions due to increases or decreases in actual tax credits from those originally projected as well as for timing differences.  The fund records tax credit adjusters as an increase or decrease in investments in operating limited partnerships and capital contributions payable.

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

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

As of March 31, 2004, the partnership adopted FASB Interpretation No. 46 - Revised (“FIN46R”), “Consolidation of Variable Interest Entities.”  FIN 46R provides guidance on when a company should include the assets, liabilities, and activities of a variable interest entity (“VIE”) in its financial statements and when it should disclose information about its relationship with a VIE. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it absorbs the majority of the entity’s expected losses, the majority of the expected returns, or both.

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

During the years ended March 31, 2008 and 2007, the fund acquired interests in operating limited partnerships as follows:

	2008	2007

Series 20	—	—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	—	—
Series 27	—	—
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	—	—
Series 32	—	—
Series 33	—	—
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	—
Series 42	—	1
Series 43	—	1
Series 44	—	—
Series 45	—	—
Series 46	1	—

	1	2

Series 43 owns an equity interest in two (2) limited liability companies, which are the general partners of other operating limited partnerships which own or are constructing, rehabilitating or operating apartment complexes.  In addition to the investments in the operating limited partnerships Series 43, Series 44, Series 45, and Series 46 own the General Partner equity interest in their respective operating limited partnerships

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

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

Accumulated amortization for capitalized interest as of March 31, 2008 and 2007 is as follows:

	2008	2007
Series 20	$—	$—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	44,732	39,762
Series 26	—	—
Series 27	6,373	5,665
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	—	—
Series 32	56,945	50,618
Series 33	—	—
Series 34	5,237	4,655
Series 35	50,962	44,592
Series 36	32,820	28,718
Series 37	38,680	33,845
Series 38	21,077	18,066
Series 39	17,813	15,268
Series 40	67,991	56,659
Series 41	110,357	91,964
Series 42	15,189	12,151
Series 43	5,169	3,953
Series 44	1,656	1,266
Series 45	10,162	7,538
Series 46	—	—
	$485,163	$414,720

The amortization for capitalized interest expense for each of the ensuing 5 years through March 31, 2013 is estimated to be $70,443 per year.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Acquisition Costs

Deferred acquisition costs are amortized on the straight-line method over 27.5 years.

Accumulated amortization as of March 31, 2008 and 2007 is as follows:

	2008	2007
Series 20	$32,149	$28,577
Series 21	17,585	15,631
Series 22	55,259	49,119
Series 23	77,850	68,719
Series 24	91,840	81,636
Series 25	92,234	81,986
Series 26	154,374	137,470
Series 27	134,521	119,574
Series 28	29,701	26,401
Series 29	29,661	26,350
Series 30	191,011	169,773
Series 31	—	—
Series 32	272,290	241,893
Series 33	244,593	217,317
Series 34	388,419	345,063
Series 35	1,102,072	979,207
Series 36	752,259	667,899
Series 37	716,607	626,621
Series 38	623,337	527,433
Series 39	548,618	460,837
Series 40	532,963	430,567
Series 41	692,088	576,554
Series 42	564,174	450,078
Series 43	731,350	583,114
Series 44	431,195	329,515
Series 45	497,633	375,566
Series 46	351,633	262,989
	$9,355,416	$7,879,889

The amortization of deferred acquisition costs for each of the ensuing 5 years through March 31, 2013 is estimated to be $1,475,527 per year.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Loss Per Beneficial Assignee Certificate Unit

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period.  The weighted average number of units in each series at March 31, 2008 and 2007 are as follows:

	2008	2007

Series 20	3,866,700	3,866,700
Series 21	1,892,700	1,892,700
Series 22	2,564,400	2,564,400
Series 23	3,336,727	3,336,727
Series 24	2,169,878	2,169,878
Series 25	3,026,109	3,026,109
Series 26	3,995,900	3,995,900
Series 27	2,460,700	2,460,700
Series 28	4,000,738	4,000,738
Series 29	3,991,800	3,991,800
Series 30	2,651,000	2,651,000
Series 31	4,417,857	4,417,857
Series 32	4,754,198	4,754,198
Series 33	2,636,533	2,636,533
Series 34	3,529,319	3,529,319
Series 35	3,300,463	3,300,463
Series 36	2,106,837	2,106,837
Series 37	2,512,500	2,512,500
Series 38	2,543,100	2,543,100
Series 39	2,292,152	2,292,152
Series 40	2,630,256	2,630,256
Series 41	2,891,626	2,891,626
Series 42	2,744,262	2,744,262
Series 43	3,637,987	3,637,987
Series 44	2,701,973	2,701,973
Series 45	4,014,367	4,014,367
Series 46	2,980,998	2,980,998

	83,651,080	83,651,080

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2008 and 2007, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Holdings Limited Partnership (BCHLP), Boston Capital Services, Inc. (BCS) and Boston Capital Asset Management Limited Partnership (BCAM) as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5 percent of the aggregate cost of all apartment complexes acquired by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each Series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The annual fund fees charged to operations during the years ended March 31, 2008 and 2007, are as follows:

	2008	2007

Series 20	$337,752	$337,752
Series 21	180,372	225,840
Series 22	254,591	254,591
Series 23	240,264	240,264
Series 24	227,736	227,736
Series 25	272,676	272,676
Series 26	434,760	434,760
Series 27	315,204	315,204
Series 28	334,116	334,116
Series 29	337,980	337,980
Series 30	186,169	203,544
Series 31	394,666	397,440
Series 32	331,540	331,540
Series 33	173,964	173,964
Series 34	293,196	293,196
Series 35	228,360	228,360
Series 36	160,599	160,599
Series 37	204,864	204,864
Series 38	164,400	164,400
Series 39	136,800	136,800
Series 40	200,017	200,017
Series 41	246,830	274,440
Series 42	252,320	252,320
Series 43	306,780	306,780
Series 44	284,701	284,701
Series 45	366,564	368,543
Series 46	249,528	244,140

	$7,116,749	$7,206,567

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The Fund incurred a fund management fee to Boston Capital Asset Management Limited Partnership in an amount equal to .5 percent of the aggregate cost of the apartment complexes owned by the operating limited partnerships, less the amount of various asset management and reporting fees paid by the operating limited partnerships. The reporting fees paid by the operating limited partnerships for the years ended March 31, 2008 and 2007, are as follows:

	2008	2007
Series 20	$84,954	$43,052
Series 21	5,126	10,942
Series 22	21,794	14,169
Series 23	10,064	23,141
Series 24	21,838	17,496
Series 25	34,791	31,828
Series 26	60,480	62,610
Series 27	15,963	29,906
Series 28	69,658	65,455
Series 29	73,366	35,337
Series 30	44,134	14,590
Series 31	134,570	58,374
Series 32	51,022	40,981
Series 33	22,946	30,589
Series 34	20,320	7,315
Series 35	28,388	8,344
Series 36	14,207	24,573
Series 37	32,570	18,518
Series 38	24,470	38,065
Series 39	20,160	20,720
Series 40	23,853	22,801
Series 41	26,126	41,417
Series 42	34,072	28,078
Series 43	21,650	17,622
Series 44	43,095	22,900
Series 45	42,171	24,745
Series 46	43,609	14,491

	$1,025,397	$768,059

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fund management fees paid by the operating limited partnerships for the years ended March 31, 2008  and 2007, are as follows:

	2008	2007
Series 20	$125,000	$325,023
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	25,000	—
Series 25	100,000	65,000
Series 26	100,000	100,000
Series 27	—	—
Series 28	175,000	175,000
Series 29	—	40,000
Series 30	50,000	100,000
Series 31	150,000	—
Series 32	—	50,000
Series 33	—	50,000
Series 34	—	—
Series 35	25,000	90,000
Series 36	—	—
Series 37	25,000	65,000
Series 38	50,000	50,000
Series 39	100,000	115,000
Series 40	—	40,000
Series 41	—	—
Series 42	100,000	—
Series 43	140,000	240,000
Series 44	115,000	225,000
Series 45	275,000	300,806
Series 46	215,000	199,005

	$1,770,000	$2,229,834

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

An affiliate of the general partner of the Fund has advanced funds to pay some operating expenses of the Fund, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable to affiliates. The total advances from the affiliate of the general partner to the operating limited partnerships for the year ended March 31, 2008 and 2007, are as follows:.

	2008	2007
Series 20	$—	$—
Series 21	79,455	22,900
Series 22	20,620	—
Series 23	30,524	9,553
Series 24	—	—
Series 25	—	—
Series 26	—	—
Series 27	26,765	8,297
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	—	10,103
Series 32	—	—
Series 33	18,039	—
Series 34	28,940	8,778
Series 35	—	—
Series 36	94,121	76,230
Series 37	—	—
Series 38	69,191	69,191
Series 39	220,455	220,455
Series 40	297,730	297,730
Series 41	316,409	270,369
Series 42	221,615	200,839
Series 43	51,482	51,482
Series 44	—	—
Series 45	—	—
Series 46	—	—

	$1,475,346	$1,245,927

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Fund’s interests in operating limited partnerships.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

During the years ended March 31, 2008 and 2007, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or  Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2008	2007

Series 20	$21,639	$21,112
Series 21	17,555	16,704
Series 22	20,620	20,223
Series 23	20,971	20,377
Series 24	20,318	18,625
Series 25	20,246	19,643
Series 26	24,403	24,667
Series 27	18,467	17,620
Series 28	22,392	21,249
Series 29	22,271	21,025
Series 30	19,574	18,177
Series 31	22,815	21,730
Series 32	22,156	20,755
Series 33	18,039	16,641
Series 34	20,162	18,561
Series 35	19,636	17,885
Series 36	17,892	15,556
Series 37	23,561	20,383
Series 38	24,049	21,005
Series 39	23,448	20,334
Series 40	24,666	21,800
Series 41	27,677	22,738
Series 42	25,816	23,175
Series 43	27,571	25,552
Series 44	24,517	22,403
Series 45	29,347	27,346
Series 46	25,538	23,651

	$605,346	$558,937

Accounts payable - affiliates at March 31, 2008 and 2007 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2008 and 2007, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes.  The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2008 and 2007 by series are as follows:

	2008	2007

Series 20	22	22
Series 21	13	14
Series 22	29	29
Series 23	22	22
Series 24	24	24
Series 25	22	22
Series 26	45	45
Series 27	16	16
Series 28	26	26
Series 29	22	22
Series 30	18	18
Series 31	26	27
Series 32	17	17
Series 33	10	10
Series 34	14	14
Series 35	11	11
Series 36	11	11
Series 37	7	7
Series 38	10	10
Series 39	9	9
Series 40	16	16
Series 41	21	21
Series 42	23	23
Series 43	23	23
Series 44	10	10
Series 45	30	30
Series 46	15	14

	512	513

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2008 the Fund disposed of one operating limited partnership in Series 21 and one operating limited partnership in Series 31.   No proceeds were received from the dispositions and no gains were recorded.

During the year ended March 31, 2007 the Fund received proceeds of $60,390 from the partial transfer on one operating limited partnership in Series 20, and $26,443 from one operating limited partnership in Series 20 which was disposed of in the prior year.  Gain on disposition is included in Share of losses from operating limited partnerships in the Statement of Operations. A summary of the dispositions by Series for March 31, 2007 is as follows:

	Foreclosure of Underlying Operating Partnership	Partnership Proceeds from Disposition	Gain/(Loss) on Disposition

Series 20	—	$86,833	$26,443
Series 30	2	—	—
Series 41	1	—	—
Series 45	1	—	—

Total	4	$86,833	$26,443

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the fund’s investment in each operating limited partnership, the fund is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations.  At March 31, 2008 and 2007, contributions are payable to operating limited partnerships as follows:

	2008	2007

Series 20	$—	$—
Series 21	236,479	236,479
Series 22	9,352	18,770
Series 23	—	—
Series 24	9,999	9,999
Series 25	61,733	61,733
Series 26	29,490	29,490
Series 27	39,749	39,749
Series 28	40,968	40,968
Series 29	45,783	45,783
Series 30	127,396	127,396
Series 31	66,294	611,150
Series 32	298,561	298,561
Series 33	194,154	194,154
Series 34	8,244	8,244
Series 35	—	163,782
Series 36	—	—
Series 37	138,438	138,438
Series 38	—	—
Series 39	—	—
Series 40	8,694	8,694
Series 41	100	100
Series 42	457,148	713,474
Series 43	310,006	490,522
Series 44	702,126	781,022
Series 45	16,724	902,834
Series 46	20,138	590,543

	$2,821,576	$5,511,885

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2008 is summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$596,714,976	$24,751,070	$12,367,163

Acquisition costs of operating limited partnerships	46,182,831	3,540,340	1,923,140

Cumulative distributions from operating limited partnerships	(6,437,538)	(3,612,833)	(29,005)

Cumulative impairment loss in investments in operating limited partnerships	(140,676,987)	(3,793,041)	(666,047)

Cumulative losses from operating limited partnerships	(288,039,722)	(19,681,348)	(13,386,169)

Investments in operating limited partnerships per balance sheet	207,743,560	1,204,188	209,082

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2008 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2007 (see note A).	(7,805,710)	—	(236,474)

The fund has recorded acquisition costs at March 31, 2008 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(7,359,789)	(444,246)	(110,624)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	2,628,827	286,158	623,372

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(24,493,632)	(2,633,955)	(3,204,873)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	2,019,559	253,099	174,071

Cumulative impairment loss in investments in operating limited partnerships	140,676,987	3,793,041	666,047

Other	(4,158,774)	(72,753)	(22,299)

Equity per operating limited partnerships’ combined financial statements	$309,251,028	$2,385,532	$(1,901,698)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2008 is summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,295,620	$23,797,395	$15,476,459

Acquisition costs of operating limited partnerships	2,504,765	3,504,553	2,030,314

Cumulative distributions from operating limited partnerships	(119,670)	(56,849)	(135,260)

Cumulative impairment loss in investments in operating limited partnerships	(6,111,730)	(11,006,279)	(5,286,247)

Cumulative losses from operating limited partnerships	(13,988,484)	(15,558,339)	(11,799,237)

Investments in operating limited partnerships per balance sheet	580,501	680,481	286,029

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 22	Series 23	Series 24

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2008 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2007 (see note A).	(481,359)	(11,581)	(30,158)

The fund has recorded acquisition costs at March 31, 2008 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(484,368)	(436,119)	(516,941)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	259,228	179,850	95,695

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,369,598)	(1,781,543)	(1,837,828)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,346	46,426	61,209

Cumulative impairment loss in investments in operating limited partnerships	6,111,730	11,006,279	5,286,247

Other	(255,039)	(68,651)	219,000

Equity per operating limited partnerships’ combined financial statements	$2,477,441	$9,615,142	$3,563,253

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2008 is summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$21,918,186	$28,884,093	$16,971,183

Acquisition costs of operating limited partnerships	2,803,677	3,968,917	2,467,629

Cumulative distributions from operating limited partnerships	(228,874)	(349,738)	(68,613)

Cumulative impairment loss in investments in operating limited partnerships	(9,396,676)	(13,058,354)	(6,264,745)

Cumulative losses from operating limited partnerships	(12,619,017)	(13,462,551)	(6,306,048)

Investments in operating limited partnerships per balance sheet	2,477,296	5,982,367	6,799,406

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 25	Series 26	Series 27

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2008 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2007 (see note A).	(111,404)	(108,982)	(316,117)

The fund has recorded acquisition costs at March 31, 2008 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(689,409)	(73,142)	(369,748)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	335,542	123,194	205,532

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,029,341)	(2,032,408)	(1,105,069)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	48,848	195,682	—

Cumulative impairment loss in investments in operating limited partnerships	9,396,676	13,058,354	6,264,745

Other	(172,635)	(201,453)	(7,855)

Equity per operating limited partnerships’ combined financial statements	$8,255,573	$16,943,612	$11,470,894

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2008 is summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$28,566,056	$28,777,755	$15,301,412

Acquisition costs of operating limited partnerships	4,191,674	4,151,886	1,640,751

Cumulative distributions from operating limited partnerships	(458,011)	(25,213)	(134,758)

Cumulative impairment loss in investments in operating limited partnerships	(13,382,883)	(8,785,514)	(4,872,930)

Cumulative losses from operating limited partnerships	(13,391,866)	(20,612,446)	(7,592,813)

Investments in operating limited partnerships per balance sheet	5,524,970	3,506,468	4,341,662

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2008 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2007 (see note A).	(289,605)	(213,700)	(135,225)

The fund has recorded acquisition costs at March 31, 2008 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(596,128)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	129,668	265,241	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(54,408)	(665,121)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,284	7,039	7,712

Cumulative impairment loss in investments in operating limited partnerships	13,382,883	8,785,514	4,872,930

Other	(208,393)	(57,763)	(5,169)

Equity per operating limited partnerships’ combined financial statements	$17,936,346	$11,031,550	$8,846,209

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2008 is summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$31,876,958	$34,618,278	$19,377,023

Acquisition costs of operating limited partnerships	4,586,765	4,291,123	2,010,987

Cumulative distributions from operating limited partnerships	(51,290)	(98,227)	(17,360)

Cumulative impairment loss in investments in operating limited partnerships	(10,373,811)	(12,003,111)	(7,323,606)

Cumulative losses from operating limited partnerships	(20,216,587)	(18,065,420)	(7,841,034)

Investments in operating limited partnerships per balance sheet	5,822,035	8,742,643	6,206,010

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 31	Series 32	Series 33

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2008 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2007 (see note A).	(138,370)	(1,722,955)	(1,561,054)

The fund has recorded acquisition costs at March 31, 2008 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,741,159)	(624,017)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	125,347	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(572,568)	(634,667)	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	43,473	42,262	9,684

Cumulative impairment loss in investments in operating limited partnerships	10,373,811	12,003,111	7,323,606

Other	(22,818)	(434,031)	(10,496)

Equity per operating limited partnerships’ combined financial statements	$15,553,310	$16,255,204	$11,343,733

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2008 is summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$25,652,718	$23,892,808	$15,340,881

Acquisition costs of operating limited partnerships	2,566,310	—	—

Cumulative distributions from operating limited partnerships	(19,455)	(11,906)	(48,869)

Cumulative impairment loss in investments in operating limited partnerships	(6,149,166)	(5,089,550)	(3,114,936)

Cumulative losses from operating limited partnerships	(14,814,603)	(9,086,425)	(6,141,822)

Investments in operating limited partnerships per balance sheet	7,235,804	9,704,927	6,035,254

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2008 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2007 (see note A).	(46,941)	(270,100)	(14,791)

The fund has recorded acquisition costs at March 31, 2008 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,326)	(379,524)	(1,393,462)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	6,464	78,017	3,061

Cumulative impairment loss in investments in operating limited partnerships	6,149,166	5,089,550	3,114,936

Other	(133,570)	(123,017)	(99,389)

Equity per operating limited partnerships’ combined financial statements	$12,911,063	$14,099,853	$7,645,609

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2008 is summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,518,773	$18,913,889	$16,752,011

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(84,910)	(183,732)	(68,278)

Cumulative impairment loss in investments in operating limited partnerships	(1,834,640)	(2,179,840)	(1,882,991)

Cumulative losses from operating limited partnerships	(7,490,085)	(5,921,311)	(6,225,559)

Investments in operating limited partnerships per balance sheet	9,109,138	10,629,006	8,575,183

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2008 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2007 (see note A).	(155,365)	—	—

The fund has recorded acquisition costs at March 31, 2008 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	303,810	59,461	279,219

Cumulative impairment loss in investments in operating limited partnerships	1,834,640	2,179,840	1,882,991

Other	11,523	(249,931)	(145,938)

Equity per operating limited partnerships’ combined financial statements	$11,103,746	$12,618,376	$10,591,455

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2008 is summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$19,589,216	$18,470,049	$19,956,943

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(46,265)	(391,042)	(24,210)

Cumulative impairment loss in investments in operating limited partnerships	(3,181,839)	(1,623,226)	(879,297)

Cumulative losses from operating limited partnerships	(5,914,683)	(7,613,761)	(6,583,702)

Investments in operating limited partnerships per balance sheet	10,446,429	8,842,020	12,469,734

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2008 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2007 (see note A).	(33,764)	(33,807)	(480,654)

The fund has recorded acquisition costs at March 31, 2008 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(352,178)	(175,836)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	78,811	1,049	47,033

Cumulative impairment loss in investments in operating limited partnerships	3,181,839	1,623,226	879,297

Other	(470,543)	(650,004)	(81,282)

Equity per operating limited partnerships’ combined financial statements	$13,202,772	$9,430,306	$12,658,292

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2008 is summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$26,837,721	$19,562,860	$29,723,534

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(79,331)	(15,674)	(68,223)

Cumulative impairment loss in investments in operating limited partnerships	(830,828)	(639,663)	(841,622)

Cumulative losses from operating limited partnerships	(9,339,593)	(5,549,324)	(6,096,397)

Investments in operating limited partnerships per balance sheet	16,587,969	13,358,199	22,717,292

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2008 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2007 (see note A).	(223,508)	(506,725)	(292,192)

The fund has recorded acquisition costs at March 31, 2008 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(532,614)	(653,715)	(80,598)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	454	35,451

Cumulative impairment loss in investments in operating limited partnerships	830,828	639,663	841,622

Other	(319,296)	(145,238)	(257,204)

Equity per operating limited partnerships’ combined financial statements	$16,343,379	$12,692,638	$22,964,371

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2008 is summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$22,524,922

Acquisition costs of operating limited partnerships	—

Cumulative distributions from operating limited partnerships	(9,942)

Cumulative impairment loss in investments in operating limited partnerships	(104,415)

Cumulative losses from operating limited partnerships	(2,741,098)

Investments in operating limited partnerships per balance sheet	19,669,467

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2008 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2007 (see note A).	(390,879)

The fund has recorded acquisition costs at March 31, 2008 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	4,594

Cumulative impairment loss in investments in operating limited partnerships	104,415

Other	(174,530)

Equity per operating limited partnerships’ combined financial statements	$19,213,067

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2007 is summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$25,653,300	$23,899,178	$15,344,983

Acquisition costs of operating limited partnerships	2,566,310	—	—

Cumulative distributions from operating limited partnerships	(14,947)	(9,906)	(32,324)

Cumulative impairment loss in investments in operating limited partnerships	(4,960,411)	(3,329,717)	(2,076,026)

Cumulative losses from operating limited partnerships	(13,200,001)	(8,246,762)	(5,637,646)

Investments in operating limited partnerships per balance sheet	10,044,251	12,312,793	7,598,987

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,483,246,309	$53,125,242	$22,046,179
Construction in progress	4,332,331	—	—
Land	126,475,922	6,112,210	2,839,206
Other assets	147,533,518	7,957,801	2,041,583

	$1,761,588,080	$67,195,253	$26,926,968

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$1,134,068,504	$60,150,619	$21,393,287
Accounts payable and accrued expenses	48,971,618	3,248,478	1,614,814
Other liabilities	169,674,811	3,408,331	5,194,163

	1,352,714,933	66,807,428	28,202,264
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	309,251,028	2,385,532	(1,901,698)
Other partners	99,622,119	(1,997,707)	626,402

	408,873,147	387,825	(1,275,296)

	$1,761,588,080	$67,195,253	$26,926,968

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$54,871,689	$53,114,773	$45,022,825
Construction in progress	—	—	—
Land	4,242,201	3,957,131	3,886,295
Other assets	5,654,946	4,994,198	5,176,503

	$64,768,836	$62,066,102	$54,085,623

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$50,203,419	$39,618,124	$41,382,880
Accounts payable and accrued expenses	3,829,551	6,480,031	1,662,329
Other liabilities	7,342,823	6,783,186	4,120,239

	61,375,793	52,881,341	47,165,448
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	2,477,441	9,615,142	3,563,253
Other partners	915,602	(430,381)	3,356,922

	3,393,043	9,184,761	6,920,175

	$64,768,836	$62,066,102	$54,085,623

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$50,023,413	$66,538,962	$57,660,490
Construction in progress	—	—	—
Land	3,701,408	5,310,128	6,005,394
Other assets	8,384,273	11,325,191	7,459,920

	$62,109,094	$83,174,281	$71,125,804

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$41,010,846	$54,538,729	$45,871,147
Accounts payable and accrued expenses	2,767,854	3,104,909	1,349,683
Other liabilities	5,513,194	5,371,782	8,228,802

	49,291,894	63,015,420	55,449,632
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	8,255,573	16,943,612	11,470,894
Other partners	4,561,627	3,215,249	4,205,278

	12,817,200	20,158,861	15,676,172

	$62,109,094	$83,174,281	$71,125,804

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$57,351,378	$46,082,758	$36,597,646
Construction in progress	—	4,332,331	—
Land	5,523,586	2,841,806	2,406,880
Other assets	6,118,853	4,837,325	3,970,551

	$68,993,817	$58,094,220	$42,975,077

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$41,637,427	$37,889,602	$25,379,523
Accounts payable and accrued expenses	1,867,852	1,919,533	1,146,904
Other liabilities	3,175,368	6,495,322	4,757,765

	46,680,647	46,304,457	31,284,192
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	17,936,346	11,031,550	8,846,209
Other partners	4,376,824	758,213	2,844,676

	22,313,170	11,789,763	11,690,885

	$68,993,817	$58,094,220	$42,975,077

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$57,061,600	$61,533,763	$51,607,014
Construction in progress	—	—	—
Land	4,236,078	4,333,042	5,245,180
Other assets	8,183,969	5,852,006	4,192,368

	$69,481,647	$71,718,811	$61,044,562

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$47,975,424	$40,690,652	$34,152,110
Accounts payable and accrued expenses	1,027,994	2,011,294	1,015,510
Other liabilities	5,488,762	6,108,726	3,823,312

	54,492,180	48,810,672	38,990,932
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	15,553,310	16,255,204	11,343,733
Other partners	(563,843)	6,652,935	10,709,897

	14,989,467	22,908,139	22,053,630

	$69,481,647	$71,718,811	$61,044,562

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$55,951,797	$47,235,066	$42,528,111
Construction in progress	—	—	—
Land	5,358,490	3,734,936	2,791,180
Other assets	4,934,796	4,142,697	3,844,201

	$66,245,083	$55,112,699	$49,163,492

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$44,470,883	$25,250,214	$34,629,657
Accounts payable and accrued expenses	1,994,714	1,232,455	1,449,667
Other liabilities	5,827,710	8,289,776	3,206,346

	52,293,307	34,772,445	39,285,670
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	12,911,063	14,099,853	7,645,609
Other partners	1,040,713	6,240,401	2,232,213

	13,951,776	20,340,254	9,877,822

	$66,245,083	$55,112,699	$49,163,492

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$42,333,500	$32,946,566	$28,040,940
Construction in progress	—	—	—
Land	2,432,620	2,144,257	1,801,039
Other assets	3,754,700	2,230,964	1,888,787

	$48,520,820	$37,321,787	$31,730,766

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$29,720,288	$17,520,092	$13,645,591
Accounts payable and accrued expenses	1,513,367	536,019	474,499
Other liabilities	3,296,178	1,455,525	1,638,837

	34,529,833	19,511,636	15,758,927
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	11,103,746	12,618,376	10,591,455
Other partners	2,887,241	5,191,775	5,380,384

	13,990,987	17,810,151	15,971,839

	$48,520,820	$37,321,787	$31,730,766

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$66,402,167	$96,919,284	$75,810,331
Construction in progress	—	—	—
Land	5,081,041	11,358,983	7,415,024
Other assets	4,205,776	8,401,392	6,945,151

	$75,688,984	$116,679,659	$90,170,506

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$48,393,434	$86,941,215	$53,829,101
Accounts payable and accrued expenses	914,569	1,502,205	2,086,582
Other liabilities	8,603,990	14,425,897	15,488,257

	57,911,993	102,869,317	71,403,940
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	13,202,772	9,430,306	12,658,292
Other partners	4,574,219	4,380,036	6,108,274

	17,776,991	13,810,342	18,766,566

	$75,688,984	$116,679,659	$90,170,506

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$74,827,475	$71,822,374	$87,236,000
Construction in progress	—	—	—
Land	6,704,151	7,662,597	6,939,644
Other assets	5,442,801	5,476,097	6,743,271

	$86,974,427	$84,961,068	$100,918,915

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$51,110,501	$58,074,844	$61,666,771
Accounts payable and accrued expenses	1,560,949	1,111,137	1,049,038
Other liabilities	12,808,760	8,632,667	6,609,727

	65,480,210	67,818,648	69,325,536
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	16,343,379	12,692,638	22,964,371
Other partners	5,150,838	4,449,782	8,629,008

	21,494,217	17,142,420	31,593,379

	$86,974,427	$84,961,068	$100,918,915

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$48,554,966
Construction in progress	—
Land	2,411,415
Other assets	3,373,398

$54,339,779

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$26,922,124
Accounts payable and accrued expenses	499,681
Other liabilities	3,579,366

31,001,171
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	19,213,067
Other partners	4,125,541

23,338,608

$54,339,779

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$1,160,835,466	$60,927,523	$26,952,288
Accounts payable and accrued expenses	52,011,525	2,892,671	4,238,688
Other liabilities	169,036,479	4,264,249	6,440,489

	1,381,883,470	68,084,443	37,631,465
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	326,344,018	2,404,214	(10,101,738)
Other partners	117,854,093	(1,016,865)	157,660

	444,198,111	1,387,349	(9,944,078)

	$1,826,081,581	$69,471,792	$27,687,387

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$57,459,451	$55,298,676	$47,278,937
Construction in progress	—	—	—
Land	4,242,201	3,957,131	3,941,855
Other assets	5,601,328	4,839,730	8,919,524

	$67,302,980	$64,095,537	$60,140,316

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$50,848,416	$40,340,824	$43,724,105
Accounts payable and accrued expenses	4,996,821	5,976,190	2,675,302
Other liabilities	5,212,165	6,442,860	4,231,112

	61,057,402	52,759,874	50,630,519
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	3,691,273	10,790,907	4,945,490
Other partners	2,554,305	544,756	4,564,307

	6,245,578	11,335,663	9,509,797

	$67,302,980	$64,095,537	$60,140,316

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$50,300,943	$70,566,784	$59,994,350
Construction in progress	—	—	—
Land	3,701,408	5,310,128	6,005,394
Other assets	11,674,482	11,007,315	6,881,579

	$65,676,833	$86,884,227	$72,881,323

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$41,701,779	$56,033,901	$47,479,677
Accounts payable and accrued expenses	2,561,159	2,406,380	1,379,721
Other liabilities	7,188,320	7,108,635	7,866,743

	51,451,258	65,548,916	56,726,141
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	9,578,868	17,474,164	10,994,150
Other partners	4,646,707	3,861,147	5,161,032

	14,225,575	21,335,311	16,155,182

	$65,676,833	$86,884,227	$72,881,323

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$59,974,345	$48,228,627	$37,977,302
Construction in progress	—	762,669	—
Land	5,523,586	2,841,806	2,406,880
Other assets	5,681,186	7,975,184	3,780,041

	$71,179,117	$59,808,286	$44,164,223

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$42,235,892	$38,682,279	$25,739,941
Accounts payable and accrued expenses	1,810,619	2,051,823	1,123,378
Other liabilities	3,203,222	5,364,590	4,734,080

	47,249,733	46,098,692	31,597,399
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	18,952,110	12,724,778	9,181,213
Other partners	4,977,274	984,816	3,385,611

	23,929,384	13,709,594	12,566,824

	$71,179,117	$59,808,286	$44,164,223

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$64,350,573	$64,573,309	$54,018,851
Construction in progress	—	—	—
Land	4,509,212	4,333,042	5,245,180
Other assets	8,483,641	5,220,647	4,098,193

	$77,343,426	$74,126,998	$63,362,224

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$52,088,069	$41,177,616	$34,687,095
Accounts payable and accrued expenses	2,384,457	1,612,790	1,077,726
Other liabilities	6,345,881	6,638,420	3,632,646

	60,818,407	49,428,826	39,397,467
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	17,257,706	17,656,873	12,111,083
Other partners	(732,687)	7,041,299	11,853,674

	16,525,019	24,698,172	23,964,757

	$77,343,426	$74,126,998	$63,362,224

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$58,268,234	$48,928,612	$44,246,181
Construction in progress	—	—	—
Land	5,358,490	3,734,936	2,892,226
Other assets	5,036,027	4,248,883	3,772,011

	$68,662,751	$56,912,431	$50,910,418

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$44,905,137	$27,458,706	$34,528,734
Accounts payable and accrued expenses	1,973,438	1,305,356	1,312,017
Other liabilities	5,508,140	6,152,024	3,150,678

	52,386,715	34,916,086	38,991,429
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	14,535,849	15,188,634	8,578,396
Other partners	1,740,187	6,807,711	3,340,593

	16,276,036	21,996,345	11,918,989

	$68,662,751	$56,912,431	$50,910,418

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$44,273,876	$34,336,560	$29,306,003
Construction in progress	—	—	—
Land	2,432,620	2,144,257	1,801,039
Other assets	3,788,165	1,969,667	1,895,086

	$50,494,661	$38,450,484	$33,002,128

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$29,925,331	$17,770,963	$13,801,000
Accounts payable and accrued expenses	1,338,069	507,036	550,058
Other liabilities	2,903,791	1,497,243	1,605,420

	34,167,191	19,775,242	15,956,478
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	12,348,780	13,120,979	11,282,026
Other partners	3,978,690	5,554,263	5,763,624

	16,327,470	18,675,242	17,045,650

	$50,494,661	$38,450,484	$33,002,128

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$69,077,130	$100,306,645	$78,691,918
Construction in progress	—	—	910,798
Land	5,081,041	11,358,983	7,632,855
Other assets	3,932,712	7,822,951	7,314,680

	$78,090,883	$119,488,579	$94,550,251

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$48,804,534	$87,645,935	$55,433,372
Accounts payable and accrued expenses	795,632	1,392,844	1,997,529
Other liabilities	8,641,092	13,684,167	15,491,541

	58,241,258	102,722,946	72,922,442
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	13,988,084	10,630,184	13,645,235
Other partners	5,861,541	6,135,449	7,982,574

	19,849,625	16,765,633	21,627,809

	$78,090,883	$119,488,579	$94,550,251

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$75,792,738	$74,716,003	$90,561,325
Construction in progress	910,798	—	—
Land	6,722,781	7,662,597	6,919,644
Other assets	5,423,993	5,925,465	6,269,483

	$88,850,310	$88,304,065	$103,750,452

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$50,604,615	$58,517,814	$62,489,405
Accounts payable and accrued expenses	1,312,942	1,039,876	958,406
Other liabilities	12,789,864	9,217,947	6,703,948

	64,707,421	68,775,637	70,151,759
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	17,834,833	14,044,761	24,502,421
Other partners	6,308,056	5,483,667	9,096,272

	24,142,889	19,528,428	33,598,693

	$88,850,310	$88,304,065	$103,750,452

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2006 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$45,650,002
Construction in progress	—
Land	2,238,321
Other assets	2,601,176

$50,489,499

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$26,330,515
Accounts payable and accrued expenses	340,597
Other liabilities	3,017,212

29,688,324
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	18,982,745
Other partners	1,818,430

20,801,175

$50,489,499

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2007 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$227,667,763	$12,649,892	$4,091,401
Interest and other	16,344,667	2,377,027	116,027

	244,012,430	15,026,919	4,207,428
Expenses
Interest	65,721,556	3,561,841	1,364,817
Depreciation and amortization	70,180,336	3,119,767	906,164
Taxes and insurance	30,085,564	1,801,186	628,357
Repairs and maintenance	41,105,311	3,335,532	573,288
Operating expenses	75,273,732	3,684,066	1,474,074
Other expenses	5,386,920	280,855	305,869

	287,753,419	15,783,247	5,252,569

NET LOSS	$(43,740,989)	$(756,328)	$(1,045,141)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(26,910,077)	$85,792	$(1,046,825)

Net income (loss) allocated to other partners	$(16,830,912)	$(842,120)	$1,684

*

Amounts include $842,193, $917,371, $1,125,849, $1,144,557, $724,039, $970,414, $677,961, $36,961, $19,252, $335,659, $142,151, $57,534, $4,326, $245,331, $410,378, $272,496, $126,743, $317,356, $387,887 and $24,864 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2007 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$10,014,514	$9,324,946	$8,876,095
Interest and other	805,833	564,976	146,945

	10,820,347	9,889,922	9,023,040
Expenses
Interest	2,678,085	2,598,255	2,386,135
Depreciation and amortization	2,816,841	2,338,859	2,567,600
Taxes and insurance	1,741,378	1,507,714	1,138,595
Repairs and maintenance	2,720,714	1,975,432	1,683,531
Operating expenses	3,366,715	3,272,825	2,993,285
Other expenses	250,496	268,611	95,408

	13,574,229	11,961,696	10,864,554

NET LOSS	$(2,753,882)	$(2,071,774)	$(1,841,514)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,201,428)	$(1,185,685)	$(934,809)

Net income (loss) allocated to other partners	$(1,552,454)	$(886,089)	$(906,705)

*

Amounts include $842,193, $917,371, $1,125,849, $1,144,557, $724,039, $970,414, $677,961, $36,961, $19,252, $335,659, $142,151, $57,534, $4,326, $245,331, $410,378, $272,496, $126,743, $317,356, $387,887 and $24,864 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2007 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$12,281,812	$11,889,287	$9,856,699
Interest and other	372,865	1,158,373	1,374,021

	12,654,677	13,047,660	11,230,720
Expenses
Interest	2,917,809	2,458,538	2,847,868
Depreciation and amortization	2,782,138	3,141,152	2,538,472
Taxes and insurance	1,661,550	1,795,807	1,339,893
Repairs and maintenance	2,793,407	1,872,162	1,402,891
Operating expenses	3,952,648	4,041,737	2,856,207
Other expenses	97,350	232,408	363,276

	14,204,902	13,541,804	11,348,607

NET LOSS	$(1,550,225)	$(494,144)	$(117,887)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,228,128)	$(601,880)	$(247,263)

Net income (loss) allocated to other partners	$(322,097)	$107,736	$129,376

*

Amounts include $842,193, $917,371, $1,125,849, $1,144,557, $724,039, $970,414, $677,961, $36,961, $19,252, $335,659, $142,151, $57,534, $4,326, $245,331, $410,378, $272,496, $126,743, $317,356, $387,887 and $24,864 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2007 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$9,563,822	$6,747,602	$6,237,866
Interest and other	563,342	816,484	540,320

	10,127,164	7,564,086	6,778,186
Expenses
Interest	2,109,828	1,839,424	1,253,014
Depreciation and amortization	2,862,369	2,470,436	1,597,723
Taxes and insurance	1,213,954	1,001,034	703,970
Repairs and maintenance	1,547,142	1,200,801	1,146,259
Operating expenses	3,163,327	2,649,881	2,675,056
Other expenses	446,086	142,131	127,572

	11,342,706	9,303,707	7,503,594

NET LOSS	$(1,215,542)	$(1,739,621)	$(725,408)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(897,482)	$(1,715,615)	$(307,390)

Net income (loss) allocated to other partners	$(318,060)	$(24,006)	$(418,018)

*

Amounts include $842,193, $917,371, $1,125,849, $1,144,557, $724,039, $970,414, $677,961, $36,961, $19,252, $335,659, $142,151, $57,534, $4,326, $245,331, $410,378, $272,496, $126,743, $317,356, $387,887 and $24,864 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2007 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$10,277,524	$8,605,936	$7,510,923
Interest and other	642,901	1,036,969	379,189

	10,920,425	9,642,905	7,890,112
Expenses
Interest	2,033,249	2,445,169	2,362,513
Depreciation and amortization	2,946,241	3,300,695	2,756,990
Taxes and insurance	1,465,563	1,200,180	1,074,703
Repairs and maintenance	1,731,490	1,307,071	1,110,513
Operating expenses	3,455,940	2,883,277	2,393,580
Other expenses	358,425	200,687	50,303

	11,990,908	11,337,079	9,748,602

NET LOSS	$(1,070,483)	$(1,694,174)	$(1,858,490)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,068,075)	$(1,275,467)	$(765,568)

Net income (loss) allocated to other partners	$(2,408)	$(418,707)	$(1,092,922)

*

Amounts include $842,193, $917,371, $1,125,849, $1,144,557, $724,039, $970,414, $677,961, $36,961, $19,252, $335,659, $142,151, $57,534, $4,326, $245,331, $410,378, $272,496, $126,743, $317,356, $387,887 and $24,864 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2007 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$8,117,899	$6,065,192	$6,198,981
Interest and other	437,871	360,508	367,579

	8,555,770	6,425,700	6,566,560
Expenses
Interest	2,699,900	1,892,616	2,078,264
Depreciation and amortization	2,968,376	2,211,408	1,973,452
Taxes and insurance	1,181,363	854,274	693,730
Repairs and maintenance	1,044,282	994,029	1,274,493
Operating expenses	2,898,607	2,018,655	2,249,866
Other expenses	59,757	91,904	115,607

	10,852,285	8,062,886	8,385,412

NET LOSS	$(2,296,515)	$(1,637,186)	$(1,818,852)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,618,928)	$(1,084,994)	$(914,554)

Net income (loss) allocated to other partners	$(677,587)	$(552,192)	$(904,298)

*

Amounts include $842,193, $917,371, $1,125,849, $1,144,557, $724,039, $970,414, $677,961, $36,961, $19,252, $335,659, $142,151, $57,534, $4,326, $245,331, $410,378, $272,496, $126,743, $317,356, $387,887 and $24,864 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2007 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$5,608,105	$4,397,922	$3,473,624
Interest and other	234,409	179,786	223,470

	5,842,514	4,577,708	3,697,094
Expenses
Interest	1,741,963	1,160,979	863,951
Depreciation and amortization	2,117,375	1,519,851	1,356,653
Taxes and insurance	826,368	453,008	381,438
Repairs and maintenance	803,195	623,974	470,534
Operating expenses	2,130,429	1,508,004	1,466,270
Other expenses	72,760	81,808	108,587

	7,692,090	5,347,624	4,647,433

NET LOSS	$(1,849,576)	$(769,916)	$(950,339)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,201,584)	$(496,433)	$(647,736)

Net income (loss) allocated to other partners	$(647,992)	$(273,483)	$(302,603)

*

Amounts include $842,193, $917,371, $1,125,849, $1,144,557, $724,039, $970,414, $677,961, $36,961, $19,252, $335,659, $142,151, $57,534, $4,326, $245,331, $410,378, $272,496, $126,743, $317,356, $387,887 and $24,864 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2007 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$8,536,792	$14,291,880	$10,218,517
Interest and other	429,721	763,758	487,592

	8,966,513	15,055,638	10,706,109
Expenses
Interest	3,142,166	5,667,194	3,561,693
Depreciation and amortization	2,769,512	4,244,008	3,374,228
Taxes and insurance	1,127,134	1,494,632	1,031,824
Repairs and maintenance	1,466,049	2,646,442	1,724,957
Operating expenses	2,298,036	3,467,542	3,210,403
Other expenses	117,428	294,487	253,515

	10,920,325	17,814,305	13,156,620

NET LOSS	$(1,953,812)	$(2,758,667)	$(2,450,511)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(822,807)	$(1,193,426)	$(1,145,389)

Net income (loss) allocated to other partners	$(1,131,005)	$(1,565,241)	$(1,305,122)

*

Amounts include $842,193, $917,371, $1,125,849, $1,144,557, $724,039, $970,414, $677,961, $36,961, $19,252, $335,659, $142,151, $57,534, $4,326, $245,331, $410,378, $272,496, $126,743, $317,356, $387,887 and $24,864 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2007 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$8,764,849	$8,951,730	$10,134,666
Interest and other	468,058	872,061	367,774

	9,232,907	9,823,791	10,502,440
Expenses
Interest	2,750,843	3,057,572	2,733,407
Depreciation and amortization	3,435,044	3,051,483	3,488,968
Taxes and insurance	904,170	1,057,867	1,172,626
Repairs and maintenance	1,732,554	1,536,138	1,659,060
Operating expenses	3,051,141	2,907,719	3,524,120
Other expenses	135,368	504,482	224,019

	12,009,120	12,115,261	12,802,200

NET LOSS	$(2,776,213)	$(2,291,470)	$(2,299,760)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,673,377)	$(1,349,859)	$(1,541,584)

Net income (loss) allocated to other partners	$(1,102,836)	$(941,611)	$(758,176)

*

Amounts include $842,193, $917,371, $1,125,849, $1,144,557, $724,039, $970,414, $677,961, $36,961, $19,252, $335,659, $142,151, $57,534, $4,326, $245,331, $410,378, $272,496, $126,743, $317,356, $387,887 and $24,864 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2007 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$4,979,287
Interest and other	256,808

5,236,095
Expenses
Interest	1,514,463
Depreciation and amortization	1,524,531
Taxes and insurance	633,246
Repairs and maintenance	729,371
Operating expenses	1,680,322
Other expenses	107,721

6,189,654

NET LOSS	$(953,559)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(829,583)

Net income (loss) allocated to other partners	$(123,976)

*

Amounts include $842,193, $917,371, $1,125,849, $1,144,557, $724,039, $970,414, $677,961, $36,961, $19,252, $335,659, $142,151, $57,534, $4,326, $245,331, $410,378, $272,496, $126,743, $317,356, $387,887 and $24,864 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 31, 32, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE D - NOTES RECEIVABLE

Notes receivable at March 31, 2008 and 2007 consist of advance installments of $892,005 and $2,192,642, respectively, of capital contributions to operating limited partnerships.  The notes are comprised of noninterest bearing and interest bearing notes with rates ranging from prime to prime + 1%.  Prime was 5.25% and 8.25% as of March 31, 2008 and 2007, respectively.  These notes are secured by future installments of capital contributions or paid upon demand.  The carrying value of the notes receivable at March 31, 2008 and 2007 approximates fair value.  The notes at March 31, 2008 and 2007 by series are as follows:

	2008	2007

Series 20	$—	$—
Series 21	236,476	236,476
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	129,062	129,062
Series 27	—	—
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	—	570,454
Series 32	46,908	46,908
Series 33	—	—
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	—
Series 42	292,933	614,966
Series 43	186,626	186,626
Series 44	—	108,150
Series 45	—	300,000
Series 46	—	—

	$892,005	$2,192,642

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2008 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(49,243,404)	$447,494	$(391,828)

Operating limited partnership rents received in advance	(34,582)	(902)	(3,311)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	5,346,749	212,752	180,372

Other	(4,609,166)	(1,400,245)	471,381

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(8,783,322)	(842,193)	(917,371)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(5,007,247)	(66,632)	70,470

Impairment loss not recognized for tax purposes	22,053,317	160,645	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,842,183)	(101,473)	106,419

Income (loss) for tax return purposes, December 31, 2007	$(43,119,838)	$(1,590,554)	$(483,868)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2008 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(406,258)	$(350,492)	$(660,630)

Operating limited partnership rents received in advance	—	—	628

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	254,591	240,264	202,736

Other	(2,142)	(295,032)	(382,977)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,125,849)	(1,144,557)	(724,039)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(58,135)	(199,365)	36

Impairment loss not recognized for tax purposes	12,843	11,863	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(45,907)	(48,821)	192,973

Income (loss) for tax return purposes, December 31, 2007	$(1,370,857)	$(1,786,140)	$(1,371,273)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2008 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$(704,857)	$(1,161,604)	$(1,009,610)

Operating limited partnership rents received in advance	—	—	(1,185)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	172,676	334,760	315,204

Other	(286,443)	(127,333)	(122,849)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(970,414)	(677,961)	(36,961)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(130,459)	(438,694)	(311,227)

Impairment loss not recognized for tax purposes	161,576	732,092	431,928

Difference due to fiscal year for book purposes and calendar year for tax purposes	(4,195)	(16,289)	833

Income (loss) for tax return purposes, December 31, 2007	$(1,762,116)	$(1,355,029)	$(733,867)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2008 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(3,378,418)	$(3,076,775)	$(1,581,867)

Operating limited partnership rents received in advance	(117)	—	—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	159,116	337,980	136,169

Other	1,408	(201,506)	(246,346)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(19,252)	(335,659)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(236,641)	(195,229)	(164,973)

Impairment loss not recognized for tax purposes	2,157,670	1,335,385	1,080,096

Difference due to fiscal year for book purposes and calendar year for tax purposes	(63,610)	(24,282)	(53,844)

Income (loss) for tax return purposes, December 31, 2007	$(1,379,844)	$(2,160,086)	$(830,765)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2008 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(3,412,504)	$(3,623,702)	$(1,889,804)

Operating limited partnership rents received in advance	(24,918)	(2,597)	586

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	244,666	331,540	173,964

Other	(417,211)	(31,101)	(10,651)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(142,151)	(57,534)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(503,247)	(167,809)	(115,782)

Impairment loss not recognized for tax purposes	2,354,775	2,018,741	899,634

Difference due to fiscal year for book purposes and calendar year for tax purposes	(154,488)	(31,273)	(75,295)

Income (loss) for tax return purposes, December 31, 2007	$(2,055,078)	$(1,563,735)	$(1,017,348)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2008 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(3,182,480)	$(2,980,268)	$(1,820,515)

Operating limited partnership rents received in advance	(275)	201	354

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	293,196	203,360	160,599

Other	130,233	86,872	(283,359)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(4,326)	(245,331)	(410,378)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(143,465)	(250,784)	(97,481)

Impairment loss not recognized for tax purposes	1,188,755	1,759,833	1,038,910

Difference due to fiscal year for book purposes and calendar year for tax purposes	(26,966)	(68,846)	(20,180)

Income (loss) for tax return purposes, December 31, 2007	$(1,745,328)	$(1,494,963)	$(1,432,050)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2008 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(1,930,779)	$(1,217,122)	$(1,814,271)

Operating limited partnership rents received in advance	1,061	4,707	6,636

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	179,864	114,400	36,800

Other	204,335	(68,052)	63,551

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(127,588)	(140,085)	(79,579)

Impairment loss not recognized for tax purposes	423,459	432,829	914,628

Difference due to fiscal year for book purposes and calendar year for tax purposes	(66,863)	(81,962)	(105,481)

Income (loss) for tax return purposes, December 31, 2007	$(1,316,511)	$(955,285)	$(977,716)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2008 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(2,695,404)	$(2,132,436)	$(1,747,899)

Operating limited partnership rents received in advance	1,020	(3,435)	4,027

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	200,017	246,830	152,320

Other	(57,222)	(73,199)	(87,433)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(272,496)	(126,743)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(89,543)	(39,036)	(56,643)

Impairment loss not recognized for tax purposes	1,521,514	759,371	465,725

Difference due to fiscal year for book purposes and calendar year for tax purposes	(25,987)	(1,511,772)	68,539

Income (loss) for tax return purposes, December 31, 2007	$(1,145,605)	$(3,026,173)	$(1,328,107)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2008 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$(2,632,307)	$(1,973,251)	$(2,684,304)

Operating limited partnership rents received in advance	—	478	(471)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	166,780	169,701	91,564

Other	159,913	(1,803,534)	352,664

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(317,356)	(387,887)	(24,864)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(188,285)	(397,145)	(356,546)

Impairment loss not recognized for tax purposes	743,088	639,663	703,879

Difference due to fiscal year for book purposes and calendar year for tax purposes	(211,230)	(190,458)	(211,582)

Income (loss) for tax return purposes, December 31, 2007	$(2,279,397)	$(3,942,433)	$(2,129,660)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2008 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(1,231,513)

Operating limited partnership rents received in advance	(17,069)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	34,528

Other	(182,888)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(523,380)

Impairment loss not recognized for tax purposes	104,415

Difference due to fiscal year for book purposes and calendar year for tax purposes	(70,143)

Income (loss) for tax return purposes, December 31, 2007	$(1,886,050)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(68,665,902)	$(830,291)	$(467,446)

Operating limited partnership rents received in advance	(51,944)	(6,287)	1,088

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	4,976,733	12,729	225,840

Other	(144,826)	200,242	434,796

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(6,334,408)	(954,063)	(1,516,096)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(6,614,425)	(60,192)	(191,239)

Impairment loss not recognized for tax purposes	32,181,505	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(4,221,621)	(1,985,701)	19,172

Income (loss) for tax return purposes, December 31, 2006	$(48,874,888)	$(3,623,563)	$(1,493,885)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(759,153)	$(2,190,568)	$(1,333,324)

Operating limited partnership rents received in advance	766	707	(11,711)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	254,591	240,264	227,736

Other	42,887	(31,651)	103,321

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(924,513)	(538,820)	(470,714)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(130,185)	(389,380)	56,183

Impairment loss not recognized for tax purposes	141,554	1,309,291	399,028

Difference due to fiscal year for book purposes and calendar year for tax purposes	(21,323)	17,908	11,164

Income (loss) for tax return purposes, December 31, 2006	$(1,395,376)	$(1,582,249)	$(1,018,317)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$(4,602,731)	$(4,098,003)	$(2,229,898)

Operating limited partnership rents received in advance	16,371	(3,521)	(822)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	207,676	334,760	315,204

Other	280,564	121,420	(49,425)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(232,192)	(451,831)	(42,069)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(22,976)	(418,253)	(464,168)

Impairment loss not recognized for tax purposes	3,259,647	2,474,839	1,443,337

Difference due to fiscal year for book purposes and calendar year for tax purposes	22,842	25,099	17,485

Income (loss) for tax return purposes, December 31, 2006	$(1,070,799)	$(2,015,490)	$(1,010,356)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(5,760,322)	$(4,297,339)	$(2,864,146)

Operating limited partnership rents received in advance	(343)	(20,001)	(417)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	159,116	297,980	103,544

Other	(182,666)	(479,690)	(298,815)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(17,733)	(272,142)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(275,456)	(212,032)	(168,081)

Impairment loss not recognized for tax purposes	4,492,232	2,134,182	1,802,959

Difference due to fiscal year for book purposes and calendar year for tax purposes	(23,834)	(72,483)	(1,201,753)

Income (loss) for tax return purposes, December 31, 2006	$(1,609,006)	$(2,921,525)	$(2,626,709)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(4,208,462)	$(5,934,668)	$(2,627,734)

Operating limited partnership rents received in advance	(516)	(12,628)	1,978

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	397,440	281,539	123,964

Other	65,932	548,623	(18,022)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(216,339)	(85,277)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(384,287)	(157,709)	(113,713)

Impairment loss not recognized for tax purposes	1,868,297	3,206,031	1,623,633

Difference due to fiscal year for book purposes and calendar year for tax purposes	49,969	(21,138)	56,783

Income (loss) for tax return purposes, December 31, 2006	$(2,427,966)	$(2,175,227)	$(953,111)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(3,857,900)	$(2,366,309)	$(2,207,906)

Operating limited partnership rents received in advance	(16)	(131)	(4,303)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	293,196	138,360	160,599

Other	320,683	(27,490)	(282,747)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(134,193)	(383,113)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(171,466)	(227,129)	(79,042)

Impairment loss not recognized for tax purposes	1,719,140	1,344,664	1,355,286

Difference due to fiscal year for book purposes and calendar year for tax purposes	11,472	(36,771)	101,775

Income (loss) for tax return purposes, December 31, 2006	$(1,684,891)	$(1,308,999)	$(1,339,451)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(1,477,871)	$(1,510,973)	$(1,538,626)

Operating limited partnership rents received in advance	(4,727)	(5,725)	—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	139,864	114,400	21,800

Other	(32,983)	16,250	809

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(216,951)	(177,582)	(184,103)

Impairment loss not recognized for tax purposes	118,300	713,167	619,347

Difference due to fiscal year for book purposes and calendar year for tax purposes	(72,972)	60,173	90,503

Income (loss) for tax return purposes, December 31, 2006	$(1,547,340)	$(790,290)	$(990,270)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(2,177,601)	$(2,288,843)	$(2,002,788)

Operating limited partnership rents received in advance	1,545	504	1,130

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	160,018	274,440	252,320

Other	66,162	(371,884)	4,923

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(20,986)	(37,474)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(207,184)	(359,436)	(119,870)

Impairment loss not recognized for tax purposes	898,784	599,094	433,210

Difference due to fiscal year for book purposes and calendar year for tax purposes	(3,560)	11,322	(489,737)

Income (loss) for tax return purposes, December 31, 2006	$(1,261,836)	$(2,155,789)	$(1,958,286)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$(1,885,910)	$(1,993,000)	$(2,082,580)

Operating limited partnership rents received in advance	(55)	565	(5,395)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	66,780	59,701	67,737

Other	(494,346)	770,939	(977,379)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	(36,853)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(273,055)	(357,490)	(788,160)

Impairment loss not recognized for tax purposes	87,740	—	137,743

Difference due to fiscal year for book purposes and calendar year for tax purposes	(122,367)	(473,497)	51,550

Income (loss) for tax return purposes, December 31, 2006	$(2,621,213)	$(1,992,782)	$(3,633,337)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(1,071,510)

Operating limited partnership rents received in advance	—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	45,135

Other	124,721

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(521,469)

Impairment loss not recognized for tax purposes	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(243,702)

Income (loss) for tax return purposes, December 31, 2006	$(1,666,825)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2008 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2007	$264,144,053	$(1,303,493)	$(777,470)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	24,493,632	2,633,955	3,204,873

Impairment loss in investment in operating limited partnerships	(140,676,987)	(3,793,041)	(666,047)

Historic tax credits - cumulative	978,267	570,617	—

Less share of loss - three months ended March 31, 2008	(2,628,827)	(286,158)	(623,372)

Impairment loss not recognized for tax purposes	(474,116)	—	(474,116)

Other	61,907,538	3,382,308	(454,786)

Investments in operating limited partnerships - as reported	$207,743,560	$1,204,188	$209,082

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2008 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2007	$1,046,711	$5,469,911	$3,151,414

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	3,369,598	1,781,543	1,837,828

Impairment loss in investment in operating limited partnerships	(6,111,730)	(11,006,279)	(5,286,247)

Historic tax credits - cumulative	223,537	—	—

Less share of loss - three months ended March 31, 2008	(259,228)	(179,850)	(95,695)

Impairment loss not recognized for tax purposes	—	—	—

Other	2,311,613	4,615,156	678,729

Investments in operating limited partnerships - as reported	$580,501	$680,481	$286,029

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2008 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2007	$7,792,948	$11,201,965	$7,201,191

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	3,029,341	2,032,408	1,105,069

Impairment loss in investment in operating limited partnerships	(9,396,676)	(13,058,354)	(6,264,745)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2008	(335,542)	(123,194)	(205,532)

Impairment loss not recognized for tax purposes	—	—	—

Other	1,387,225	5,929,542	4,963,423

Investments in operating limited partnerships - as reported	$2,477,296	$5,982,367	$6,799,406

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2008 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2007	$16,459,230	$9,749,901	$6,562,457

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	54,408	665,121	—

Impairment loss in investment in operating limited partnerships	(13,382,883)	(8,785,514)	(4,872,930)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2008	(129,668)	(265,241)	—

Impairment loss not recognized for tax purposes	—	—	—

Other	2,523,883	2,142,201	2,652,135

Investments in operating limited partnerships - as reported	$5,524,970	$3,506,468	$4,341,662

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2008 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2007	$11,119,823	$19,126,813	$11,630,422

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	572,568	634,667	—

Impairment loss in investment in operating limited partnerships	(10,373,811)	(12,003,111)	(7,323,606)

Historic tax credits - cumulative	—	184,113	—

Less share of loss - three months ended March 31, 2008	(125,347)	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	4,628,802	800,161	1,899,194

Investments in operating limited partnerships - as reported	$5,822,035	$8,742,643	$6,206,010

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2008 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2007	$11,288,840	$11,661,090	$6,235,231

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	4,326	379,524	1,393,462

Impairment loss in investment in operating limited partnerships	(6,149,166)	(5,089,550)	(3,114,936)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2008	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	2,091,804	2,753,863	1,521,497

Investments in operating limited partnerships - as reported	$7,235,804	$9,704,927	$6,035,254

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2008 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2007	$9,779,395	$10,779,531	$9,422,707

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	(1,834,640)	(2,179,840)	(1,882,991)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2008	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	1,164,383	2,029,315	1,035,467

Investments in operating limited partnerships - as reported	$9,109,138	$10,629,006	$8,575,183

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2008 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2007	$12,027,450	$6,750,490	$11,567,065

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	352,178	175,836

Impairment loss in investment in operating limited partnerships	(3,181,839)	(1,623,226)	(879,297)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2008	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	1,600,818	3,362,578	1,606,130

Investments in operating limited partnerships - as reported	$10,446,429	$8,842,020	$12,469,734

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2008 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2007	$15,535,356	$11,090,902	$21,782,466

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	532,614	653,715	80,598

Impairment loss in investment in operating limited partnerships	(830,828)	(639,663)	(841,622)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2008	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	1,350,827	2,253,245	1,695,850

Investments in operating limited partnerships - as reported	$16,587,969	$13,358,199	$22,717,292

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2008 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2007	$17,791,707

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—

Impairment loss in investment in operating limited partnerships	(104,415)

Historic tax credits - cumulative	—

Less share of loss - three months ended March 31, 2008	—

Impairment loss not recognized for tax purposes	—

Other	1,982,175

Investments in operating limited partnerships - as reported	$19,669,467

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2006	$301,968,575	$117,864	$(389,290)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	25,060,845	1,840,414	11,469,456

Impairment loss in investment in operating limited partnerships	(119,419,547)	(3,632,396)	(666,047)

Historic tax credits - cumulative	978,267	570,617	—

Less share of loss - three months ended March 31, 2007	(2,656,921)	(286,158)	(651,466)

Impairment loss not recognized for tax purposes	(474,116)	—	(474,116)

Other	42,666,167	1,856,306	(8,950,001)

Investments in operating limited partnerships - as reported	$248,123,270	$466,647	$338,536

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2006	$2,310,705	$7,149,993	$4,488,600

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,247,844	643,361	1,113,789

Impairment loss in investment in operating limited partnerships	(6,093,987)	(10,980,356)	(5,679,147)

Historic tax credits - cumulative	223,537	—	—

Less share of loss - three months ended March 31, 2007	(259,228)	(179,850)	(95,695)

Impairment loss not recognized for tax purposes	—	—	—

Other	2,237,407	4,102,921	675,490

Investments in operating limited partnerships - as reported	$666,278	$736,069	$503,037

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2006	$9,473,603	$12,485,256	$7,857,946

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,058,927	1,357,174	1,144,901

Impairment loss in investment in operating limited partnerships	(9,235,100)	(12,099,375)	(5,178,455)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2007	(335,542)	(123,194)	(205,532)

Impairment loss not recognized for tax purposes	—	—	—

Other	974,972	5,134,053	3,828,618

Investments in operating limited partnerships - as reported	$2,936,860	$6,753,914	$7,447,478

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2006	$17,702,676	$11,866,201	$7,313,076

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	35,156	351,867	—

Impairment loss in investment in operating limited partnerships	(11,225,213)	(7,450,129)	(3,792,834)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2007	(129,668)	(265,241)	—

Impairment loss not recognized for tax purposes	—	—	—

Other	2,286,936	1,719,111	2,235,357

Investments in operating limited partnerships - as reported	$8,669,887	$6,221,809	$5,755,599

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2006	$13,138,958	$20,626,115	$12,523,618

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	430,417	577,133	—

Impairment loss in investment in operating limited partnerships	(8,613,982)	(10,672,972)	(6,423,972)

Historic tax credits - cumulative	—	184,113	—

Less share of loss - three months ended March 31, 2007	(125,347)	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	4,278,689	1,290,255	1,773,349

Investments in operating limited partnerships - as reported	$9,108,735	$12,004,644	$7,872,995

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2006	$12,929,252	$12,918,165	$7,547,529

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	134,193	983,084

Impairment loss in investment in operating limited partnerships	(4,960,411)	(3,329,717)	(2,076,026)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2007	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	2,075,410	2,590,152	1,144,400

Investments in operating limited partnerships - as reported	$10,044,251	$12,312,793	$7,598,987

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2006	$10,928,170	$11,484,450	$10,089,439

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	(1,411,181)	(1,747,011)	(968,363)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2007	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	1,248,805	1,825,885	1,027,667

Investments in operating limited partnerships - as reported	$10,765,794	$11,563,324	$10,148,743

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2006	$13,014,929	$9,575,916	$12,857,752

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	79,682	56,627

Impairment loss in investment in operating limited partnerships	(1,660,325)	(863,855)	(433,210)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2007	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	1,449,224	1,768,073	1,570,689

Investments in operating limited partnerships - as reported	$12,803,828	$10,559,816	$14,051,858

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2006	$17,275,540	$14,744,033	$23,434,769

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	215,258	265,828	55,734

Impairment loss in investment in operating limited partnerships	(87,740)	—	(137,743)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2007	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	1,419,575	52,590	1,791,222

Investments in operating limited partnerships - as reported	$18,822,633	$15,062,451	$25,143,982

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2007 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2006	$18,503,310

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—

Impairment loss in investment in operating limited partnerships	—

Historic tax credits - cumulative	—

Less share of loss - three months ended March 31, 2007	—

Impairment loss not recognized for tax purposes	—

Other	1,259,012

Investments in operating limited partnerships - as reported	$19,762,322

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE F - CASH EQUIVALENTS

On March 31, 2007, the fund purchased $2,100,000 of bonds and preferred stock under agreements for resale on April 2, 2007.  Interest is earned at a rate of 3.0% per annum.

Cash equivalents of $6,766,084 and $7,119,552 as of March 31, 2008 and 2007, respectively, include tax-exempt sweep accounts and money market accounts with interest rates ranging from 1.99% to 5.17% per annum.

NOTE G - CONCENTRATION OF CREDIT RISK

The fund maintains its cash and cash equivalent balances in several accounts in various financial institutions.  The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) or the Securities Investor Protection Corporation (SIPC) up to specified limits by each institution.  At times, the balances may exceed these insurance limits; however, the fund has not experienced any losses with respect to its balances in excess of FDIC or SIPC insurance.  Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2008.

NOTE H - CONTINGENCIES

San Diego/Fox Hollow, LP (Hollywood Palms Apts.) and its limited partner, BCP/Fox Hollow LLC (Plaintiff) filed a lawsuit against the former operating general partner and its affiliates for breaches of various agreements.  In December of 2004, a judgment was filed in the Superior Court of the State of California (San Diego County) awarding the plaintiffs the amount of $3,507,426 plus post-judgment interest at an annual rate of 10%.  The settlement included attorney’s fees for the plaintiffs in the amount of $1,125,000 plus $123,697 in costs.  The State Appeals Court upheld the judgment in the fourth quarter of 2006.  The investment general partner has been pursuing payment, and on April 21, 2008, the deficiency was settled though mediation for a total of $3,950,000.  The payment plan requires that cash payments of $1,650,000 be made within 200 days of Settlement, and the remaining $2,300,000 be paid over time, secured by the defendant’s interests in 8 real estate holdings.  To date $1,300,000 has been collected.

An affiliate of the investment general partner has funded emergency repairs to stabilize hillside soils and reinforce retaining walls.  The work will continue on an as needed basis. The Operating Partnership has asserted in court that the retaining wall was not constructed properly and has filed suit against the retaining wall contractor and the original general contractor of the property, who was replaced before completion of construction. The operating general partner is reviewing bids for the final stabilization work. During the fourth quarter of 2007, the case was settled in mediation for $2,001,000.  During the first quarter 2008, the Operating Partnership received $1,993,500 in damages to date.  The Operating Partnership is in the process of reimbursing the affiliate of the investment general partner for the funds they have advanced for the repairs.  The balance of the settlement held in reserves is anticipated to complete the necessary repairs and associated landscaping.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE H - CONTINGENCIES (Continued)

Summerdale Partners LP, II (Summerdale Commons - Phase II) is a 108-unit property located in Atlanta, GA. In July 2007, the first mortgage lender notified the Operating Partnership that the Operating Partnership was in default due to the existence of liens and insufficient level of replacement reserves (based upon a physical needs assessment that the lender had commissioned). In August 2007, the first mortgage lender accelerated the debt, based on these defaults, although debt payments were at this time current.  In September 2007, the investment general partner and the Atlanta Housing Authority proposed a tentative plan to recapitalize and reposition the property.   This included substituting a Section 8 contract on 40% of the units for the existing Section 9 contract and identified $1.2 million in funding sources, $400,000 of which was to come from the replacement reserves held by the first mortgage lender.

The first mortgage lender rejected the proposal and proceeded to initiate a foreclosure by advertisement.  Although discussions were ongoing between the first and second mortgage lender regarding the potential purchase of the first mortgage debt, the first mortgage lender was unwilling to postpone the foreclosure sale, scheduled for December 4, 2007.

In order to prevent foreclosure sale from occurring, the Operating Partnership filed bankruptcy under Chapter 11 on December 3, 2007.  At the time of filing, the investment general partner believed that a viable Plan of Reorganization could be crafted, essentially similar to the recapitalization plan formulated in September 2007 and outlined above.  However, soon into the bankruptcy case, it became evident that the Authority was not willing to firmly commit to providing the subsidy upon which any viable Plan of Reorganization would depend.  Without the Authority’s firm commitment, the ability of the Operating Partnership to attract new capital to remediate the property’s condition disappeared.

The foreclosure sale occurred on February 5, 2008, with the first mortgage lender bidding in the property for $1,280,000. As a result of the foreclosure, the Operating Partnership lost future credits of $557,088 and will record recapture of $1,611,997 on its 2008 tax return. This represents estimated credits and recapture of $124 and $358, respectively, per 1,000 BACs.  In addition, an impairment loss in the amount of $594,947 was recorded to reduce the investment balance to zero, as of December 31, 2007.