Form 10-K, Exhibit 13
period 2009-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2009-07-14
CIK 913778

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND IV L.P. -

SERIES 20 THROUGH SERIES 46

MARCH 31, 2009 AND 2008

Boston Capital Tax Credit Fund IV L.P. -

Series 20 through Series 46

Schedules not listed are omitted because of the absence of the conditions under which they are required or the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of

Boston Capital Tax Credit Fund IV L.P.

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund IV L.P. - Series 20 through Series 46, in total and for each series, as of March 31, 2009 and 2008, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2009.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships which investments represent $7,016,843 and $11,587,201 of the total partnership assets as of March 31, 2008 and 2007, respectively, and $(883,397) and $(886,168), of the total partnership income (loss) for the years ended March 31, 2009 and 2008, respectively; of the assets for Series 20 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the income (loss) for Series 20 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 21 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the income (loss) for Series 21 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 22 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the income (loss) for Series 22 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 23 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the income (loss) for Series 23 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 24 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the income (loss) for Series 24 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 25 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the income (loss) for Series 25 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 26 as of March 31, 2009 and 2008, $0 and $1,624,507, respectively, and of the income (loss) for Series 26 for the years ended March 31, 2009 and 2008, $0 and $303,767, respectively; of the assets for Series 27 as of March 31, 2009 and 2008, $92,703 and $204,814, respectively, and of the income (loss) for Series 27 for the years ended March 31, 2008 and 2007, $(5,446) and $(27,838), respectively; of the assets for Series 28 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the income (loss) for Series 28 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 29 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the income (loss) for Series 29 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 30 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the income (loss) for Series 30 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 31 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the income (loss) for Series 31 for the years ended March

31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 32 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the income (loss) for Series 32 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 33 as of March 31, 2009 and 2008, $172,232 and $380,445, respectively, and of the income (loss) for Series 33 for the years ended March 31, 2009 and 2008, $(10,113) and $(51,691), respectively; of the assets for Series 34 as of March 31, 2009 and 2008, $363,514 and $554,108, respectively, and of the income (loss) for Series 34 for the years ended March 31, 2009 and 2008, $(55,574) and $(44,500), respectively; of the assets for Series 35 as of March 31, 2009 and 2008, $390,838 and $776,704, respectively, and of the income (loss) for Series 35 for the years ended March 31, 2009 and 2008, $(127,655) and $(112,590), respectively; of the assets for Series 36 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the income (loss) for Series 36 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 37 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the income (loss) for Series 37 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 38 as of March 31, 2009 and 2008, $470,330 and $1,064,711, respectively, and of the income (loss) for Series 38 for the years ended March 31, 2009 and 2008, $(98,795) and $(70,298), respectively; of the assets for Series 39 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the income (loss) for Series 39 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 40 as of March 31, 2009 and 2008, $734,350 and $1,073,832, respectively, and of the income (loss) for Series 40 for the years ended March 31, 2009 and 2008, $(78,401) and $(68,747), respectively; of the assets for Series 41 as of March 31, 2009 and 2008, $1,562,365 and $2,089,634, respectively, and of the income (loss) for Series 41 for the years ended March 31, 2009 and 2008, $(210,508) and $(264,133), respectively; of the assets for Series 42 as of March 31, 2009 and 2008, $264,463 and $307,092, respectively, and of the income (loss) for Series 42 for the years ended March 31, 2009 and 2008, $(42,362) and $(126,058), respectively; of the assets for Series 43 as of March 31, 2009 and 2008, $1,032,882 and $1,121,047, respectively, and of the income (loss) for Series 43 for the years ended March 31, 2009 and 2008, $(87,613) and $(260,712), respectively; of the assets for Series 44 as of March 31, 2009 and 2008, $960,321 and $1,167,955, respectively, and of the income (loss) for Series 44 for the years ended March 31, 2009 and 2008, $(70,908) and $(62,005), respectively; of the assets for Series 45 as of March 31, 2009 and 2008, $972,845 and $1,222,352, respectively, and of the (income) income (loss) for Series 45 for years ended March 31, 2009 and 2008, $(96,022) and $(101,363), respectively; and of the assets for Series 46 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the income (loss) for Series 46 for the years ended March 31, 2009 and 2008, $0 and $0, respectively. Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund IV L.P. - Series 20 through Series 46, in total and for each series, as of March 31, 2009 and 2008, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

REZNICK GROUP, P.C.

Bethesda, Maryland

July 13, 2009

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2009 and 2008

	Total
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$119,173,321	$207,743,560

OTHER ASSETS
Cash and cash equivalents	6,181,988	6,849,444
Notes receivable	723,071	892,005
Deferred acquisition costs, net of accumulated amortization	12,900,860	31,189,499
Other assets	750,017	1,326,274

	$139,729,257	$248,000,782

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$38,389	$71,462
Accounts payable - affiliates	46,245,459	40,753,556
Capital contributions payable	2,347,899	2,821,576

	48,631,747	43,646,594
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 at March 31, 2009 and 2008 issued and outstanding	97,352,756	209,476,866
General partner	(6,255,246)	(5,122,678)

	91,097,510	204,354,188

	$139,729,257	$248,000,782

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 20
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$1,204,188

OTHER ASSETS
Cash and cash equivalents	174,531	168,406
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	—	66,086
Other assets	—	22,166

	$174,531	$1,460,846

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	3,145,192	2,857,440
Capital contributions payable	—	—

	3,145,192	2,857,821
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 at March 31, 2009 and 2008 issued and outstanding	(2,632,703)	(1,074,754)
General partner	(337,958)	(322,221)

	(2,970,661)	(1,396,975)

	$174,531	$1,460,846

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 21
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$97,879	$209,082

OTHER ASSETS
Cash and cash equivalents	15,500	6,279
Notes receivable	—	236,476
Deferred acquisition costs, net of accumulated amortization	—	36,146
Other assets	88,577	263,232

	$201,956	$751,215

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	1,974,141	1,765,217
Capital contributions payable	—	236,479

	1,974,141	2,002,077
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 at March 31, 2009 and 2008 issued and outstanding	(1,592,512)	(1,076,402)
General partner	(179,673)	(174,460)

	(1,772,185)	(1,250,862)

	$201,956	$751,215

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 22
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$580,501

OTHER ASSETS
Cash and cash equivalents	77,660	81,744
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	—	113,586
Other assets	500	5,437

	$78,160	$781,268

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	3,079,966	2,808,499
Capital contributions payable	9,352	9,352

	3,089,318	2,818,232
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 at March 31, 2009 and 2008 issued and outstanding	(2,761,964)	(1,797,512)
General partner	(249,194)	(239,452)

	(3,011,158)	(2,036,964)

	$78,160	$781,268

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 23
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$680,481

OTHER ASSETS
Cash and cash equivalents	34,902	40,491
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	—	168,918
Other assets	—	6,135

	$34,902	$896,025

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	2,563,533	2,306,057
Capital contributions payable	—	—

	2,563,533	2,306,438
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 at March 31, 2009 and 2008 issued and outstanding	(2,218,498)	(1,111,462)
General partner	(310,133)	(298,951)

	(2,528,631)	(1,410,413)

	$34,902	$896,025

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 24
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$286,029

OTHER ASSETS
Cash and cash equivalents	119,321	135,973
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	—	188,786
Other assets	—	—

	$119,321	$610,788

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$678	$1,059
Accounts payable - affiliates	2,407,892	2,230,156
Capital contributions payable	9,999	9,999

	2,418,569	2,241,214
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 at March 31, 2009 and 2008 issued and outstanding	(2,090,958)	(1,428,824)
General partner	(208,290)	(201,602)

	(2,299,248)	(1,630,426)

	$119,321	$610,788

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 25
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$9,461	$2,477,296

OTHER ASSETS
Cash and cash equivalents	166,596	187,189
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	34,283	189,593
Other assets	—	40,320

	$210,340	$2,894,398

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$978	$1,359
Accounts payable - affiliates	2,209,438	1,986,762
Capital contributions payable	10,001	61,733

	2,220,417	2,049,854
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 at March 31, 2009 and 2008 issued and outstanding	(1,732,532)	1,093,543
General partner	(277,545)	(248,999)

	(2,010,077)	844,544

	$210,340	$2,894,398

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 26
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,338,250	$5,982,367

OTHER ASSETS
Cash and cash equivalents	366,614	202,820
Notes receivable	—	129,062
Deferred acquisition costs, net of accumulated amortization	68,646	338,077
Other assets	—	6,509

	$1,773,510	$6,658,835

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	3,089,600	3,429,840
Capital contributions payable	14,490	29,490

	3,104,090	3,459,711
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 at March 31, 2009 and 2008 issued and outstanding	(977,021)	3,507,386
General partner	(353,559)	(308,262)

	(1,330,580)	3,199,124

	$1,773,510	$6,658,835

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 27
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$2,695,200	$6,799,406

OTHER ASSETS
Cash and cash equivalents	109,954	87,690
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	261,567	276,514
Other assets	6,500	104,014

	$3,073,221	$7,267,624

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	2,973,142	2,642,897
Capital contributions payable	39,749	39,749

	3,012,891	2,683,027
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 at March 31, 2009 and 2008 issued and outstanding	266,174	4,745,198
General partner	(205,844)	(160,601)

	60,330	4,584,597

	$3,073,221	$7,267,624

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 28
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$688,188	$5,524,970

OTHER ASSETS
Cash and cash equivalents	192,128	185,940
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	—	61,062
Other assets	—	2,595

	$880,316	$5,774,567

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	736,464	477,348
Capital contributions payable	40,968	40,968

	777,432	518,697
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 at March 31, 2009 and 2008 issued and outstanding	445,603	5,547,059
General partner	(342,719)	(291,189)

	102,884	5,255,870

	$880,316	$5,774,567

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 29
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$609,522	$3,506,468

OTHER ASSETS
Cash and cash equivalents	137,986	174,993
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	57,898	61,209
Other assets	—	573

	$805,406	$3,743,243

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	2,232,389	1,897,697
Capital contributions payable	10,197	45,783

	2,242,586	1,943,861
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 at March 31, 2009 and 2008 issued and outstanding	(1,084,161)	2,120,035
General partner	(353,019)	(320,653)

	(1,437,180)	1,799,382

	$805,406	$3,743,243

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 30
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,217,326	$4,341,662

OTHER ASSETS
Cash and cash equivalents	264,094	276,205
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	208,680	392,871
Other assets	6,675	6,675

	$1,696,775	$5,017,413

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	1,027,129	865,960
Capital contributions payable	127,396	127,396

	1,154,525	993,737
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 at March 31, 2009 and 2008 issued and outstanding	763,884	4,210,496
General partner	(221,634)	(186,820)

	542,250	4,023,676

	$1,696,775	$5,017,413

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 31
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$647,143	$5,822,035

OTHER ASSETS
Cash and cash equivalents	182,803	258,422
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	—	—
Other assets	25,000	134,137

	$854,946	$6,214,594

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$5,357
Accounts payable - affiliates	1,618,658	1,304,506
Capital contributions payable	66,294	66,294

	1,684,952	1,376,157
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 at March 31, 2009 and 2008 issued and outstanding	(442,447)	5,169,312
General partner	(387,559)	(330,875)

	(830,006)	4,838,437

	$854,946	$6,214,594

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 32
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$3,031,771	$8,742,643

OTHER ASSETS
Cash and cash equivalents	237,567	306,548
Notes receivable	46,908	46,908
Deferred acquisition costs, net of accumulated amortization	393,173	562,479
Other assets	125,000	133,638

	$3,834,419	$9,792,216

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	2,208,623	1,905,278
Capital contributions payable	298,561	298,561

	2,507,184	2,204,220
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 at March 31, 2009 and 2008 issued and outstanding	1,720,324	7,918,477
General partner	(393,089)	(330,481)

	1,327,235	7,587,996

	$3,834,419	$9,792,216

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 33
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,789,130	$6,206,010

OTHER ASSETS
Cash and cash equivalents	179,652	186,282
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	35,940	504,677
Other assets	125,000	125,000

	$2,129,722	$7,021,969

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$447
Accounts payable - affiliates	1,321,714	1,131,261
Capital contributions payable	194,154	194,154

	1,515,868	1,325,862
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 at March 31, 2009 and 2008 issued and outstanding	833,496	5,864,926
General partner	(219,642)	(168,819)

	613,854	5,696,107

	$2,129,722	$7,021,969

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 34
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,959,856	$7,235,804

OTHER ASSETS
Cash and cash equivalents	72,369	66,702
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	758,693	802,049
Other assets	—	—

	$2,790,918	$8,104,555

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	2,403,399	2,091,915
Capital contributions payable	—	8,244

	2,403,399	2,100,540
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 at March 31, 2009 and 2008 issued and outstanding	684,035	6,244,366
General partner	(296,516)	(240,351)

	387,519	6,004,015

	$2,790,918	$8,104,555

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 35
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$5,644,539	$9,704,927

OTHER ASSETS
Cash and cash equivalents	118,051	148,626
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	289,149	2,272,925
Other assets	—	14,109

	$6,051,739	$12,140,587

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$7,198
Accounts payable - affiliates	1,156,982	953,622
Capital contributions payable	—	—

	1,156,982	960,820
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 at March 31, 2009 and 2008 issued and outstanding	5,127,834	11,349,994
General partner	(233,077)	(170,227)

	4,894,757	11,179,767

	$6,051,739	$12,140,587

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 36
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$3,832,441	$6,035,254

OTHER ASSETS
Cash and cash equivalents	101,615	97,695
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	89,516	1,560,667
Other assets	—	3,061

	$4,023,572	$7,696,677

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	1,500,062	1,348,538
Capital contributions payable	—	—

	1,500,062	1,348,919
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,837 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,837 at March 31, 2009 and 2008 issued and outstanding	2,676,938	6,462,944
General partner	(153,428)	(115,186)

	2,523,510	6,347,758

	$4,023,572	$7,696,677

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 37
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$3,894,815	$9,109,138

OTHER ASSETS
Cash and cash equivalents	272,497	305,864
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	472,992	1,754,921
Other assets	—	81,235

	$4,640,304	$11,251,158

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$522
Accounts payable - affiliates	1,222,827	1,042,963
Capital contributions payable	138,438	138,438

	1,361,265	1,181,923
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 at March 31, 2009 and 2008 issued and outstanding	3,461,812	10,184,106
General partner	(182,773)	(114,871)

	3,279,039	10,069,235

	$4,640,304	$11,251,158

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 38
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$6,295,306	$10,629,006

OTHER ASSETS
Cash and cash equivalents	261,393	133,521
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	104,877	2,013,922
Other assets	—	4,875

	$6,661,576	$12,781,324

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	1,164,023	1,024,623
Capital contributions payable	—	—

	1,164,023	1,025,004
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 at March 31, 2009 and 2008 issued and outstanding	5,660,862	11,857,041
General partner	(163,309)	(100,721)

	5,497,553	11,756,320

	$6,661,576	$12,781,324

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 39
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$6,063,709	$8,575,183

OTHER ASSETS
Cash and cash equivalents	239,921	158,655
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	88,280	1,865,383
Other assets	—	—

	$6,391,910	$10,599,221

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	963,899	852,099
Capital contributions payable	—	—

	963,899	852,480
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,152 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,152 at March 31, 2009 and 2008 issued and outstanding	5,570,172	9,845,715
General partner	(142,161)	(98,974)

	5,428,011	9,746,741

	$6,391,910	$10,599,221

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 40
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$7,326,362	$10,446,429

OTHER ASSETS
Cash and cash equivalents	127,519	142,164
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	212,141	2,282,946
Other assets	—	9,873

	$7,666,022	$12,881,412

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$36,733	$37,114
Accounts payable - affiliates	1,776,106	1,566,350
Capital contributions payable	102	8,694

	1,812,941	1,612,158
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 at March 31, 2009 and 2008 issued and outstanding	6,019,493	11,381,504
General partner	(166,412)	(112,250)

	5,853,081	11,269,254

	$7,666,022	$12,881,412

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 41
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$6,283,404	$8,842,020

OTHER ASSETS
Cash and cash equivalents	40,375	21,723
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	1,413,813	2,483,931
Other assets	1,217	1,217

	$7,738,809	$11,348,891

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$9,584
Accounts payable - affiliates	2,212,394	1,941,535
Capital contributions payable	100	100

	2,212,494	1,951,219
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 at March 31, 2009 and 2008 issued and outstanding	5,720,221	9,552,864
General partner	(193,906)	(155,192)

	5,526,315	9,397,672

	$7,738,809	$11,348,891

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 42
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$7,460,540	$12,469,734

OTHER ASSETS
Cash and cash equivalents	359,855	649,411
Notes receivable	292,933	292,933
Deferred acquisition costs, net of accumulated amortization	1,029,859	2,567,183
Other assets	168,631	66,984

	$9,311,818	$16,046,245

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	1,122,917	995,597
Capital contributions payable	452,937	457,148

	1,575,854	1,453,126
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 at March 31, 2009 and 2008 issued and outstanding	7,899,543	14,688,126
General partner	(163,579)	(95,007)

	7,735,964	14,593,119

	$9,311,818	$16,046,245

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 43
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$11,543,202	$16,587,969

OTHER ASSETS
Cash and cash equivalents	185,952	343,255
Notes receivable	186,626	186,626
Deferred acquisition costs, net of accumulated amortization	2,174,725	3,338,381
Other assets	202,917	85,289

	$14,293,422	$20,541,520

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	1,115,810	859,030
Capital contributions payable	307,738	310,006

	1,423,548	1,169,417
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 at March 31, 2009 and 2008 issued and outstanding	13,062,697	19,499,904
General partner	(192,823)	(127,801)

	12,869,874	19,372,103

	$14,293,422	$20,541,520

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 44
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$10,442,251	$13,358,199

OTHER ASSETS
Cash and cash equivalents	791,833	864,250
Notes receivable	196,604	—
Deferred acquisition costs, net of accumulated amortization	2,262,390	2,364,068
Other assets	—	197,058

	$13,693,078	$16,783,575

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	439,103	229,402
Capital contributions payable	590,561	702,126

	1,029,664	931,909
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,193 at March 31, 2009 and 2008 issued and outstanding	12,774,229	15,930,598
General partner	(110,815)	(78,932)

	12,663,414	15,851,666

	$13,693,078	$16,783,575

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 45
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$19,184,988	$22,717,292

OTHER ASSETS
Cash and cash equivalents	871,105	1,030,160
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	2,304,827	2,837,508
Other assets	—	12,142

	$22,360,920	$26,597,102

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$678
Accounts payable - affiliates	350,865	159,301
Capital contributions payable	16,724	16,724

	367,589	176,703
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 at March 31, 2009 and 2008 issued and outstanding	22,127,060	26,509,857
General partner	(133,729)	(89,458)

	21,993,331	26,420,399

	$22,360,920	$26,597,102

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 46
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$17,118,038	$19,669,467

OTHER ASSETS
Cash and cash equivalents	480,195	588,436
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	639,411	2,085,611
Other assets	—	—

	$18,237,644	$22,343,514

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$1,667
Accounts payable - affiliates	229,191	79,663
Capital contributions payable	20,138	20,138

	249,329	101,468
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 at March 31, 2009 and 2008 are issued and outstanding to the assignees	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 at March 31, 2009 and 2008 issued and outstanding	18,071,175	22,282,369
General partner	(82,860)	(40,323)

	17,988,315	22,242,046

	$18,237,644	$22,343,514

(see notes to financial statements)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

	Total
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$139,761	$510,870
Miscellaneous	1,124,873	525,971

	1,264,634	1,036,841

Share of income (losses) from operating limited partnerships	(19,195,557)	(18,207,857)

Expenses
Fund management fee	6,053,083	6,091,352
Amortization	1,610,248	1,610,248
General and administrative expenses	1,476,274	1,327,468
Professional fees	855,494	990,003
Impairment loss	85,330,656	22,053,317

	95,325,755	32,072,388

NET INCOME (LOSS)	$(113,256,678)	$(49,243,404)

Net income (loss) allocated to general partner	$(1,132,568)	$(492,435)

Net income (loss) allocated to limited partners	$(112,124,110)	$(48,750,969)

Net income (loss) per BAC	$(1.34)	$(0.58)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 20
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$3,742	$11,159
Miscellaneous	59,722	20,109

	63,464	31,268

Share of income (losses) from operating limited partnerships	(414,907)	910,973

Expenses
Fund management fee	281,804	252,798
Amortization	3,572	3,572
General and administrative expenses	30,489	44,530
Professional fees	32,417	33,202
Impairment loss	873,961	160,645

	1,222,243	494,747

NET INCOME (LOSS)	$(1,573,686)	$447,494

Net income (loss) allocated to general partner	$(15,737)	$4,475

Net income (loss) allocated to limited partners	$(1,557,949)	$443,019

Net income (loss) per BAC	$(0.40)	$0.11

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 21
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$82	$263
Miscellaneous	1,489	4,297

	1,571	4,560

Share of income (losses) from operating limited partnerships	(31,018)	(129,454)

Expenses
Fund management fee	158,649	175,246
Amortization	1,954	1,954
General and administrative expenses	194,463	46,411
Professional fees	22,433	43,323
Impairment loss	114,377	—

	491,876	266,934

NET INCOME (LOSS)	$(521,323)	$(391,828)

Net income (loss) allocated to general partner	$(5,213)	$(3,918)

Net income (loss) allocated to limited partners	$(516,110)	$(387,910)

Net income (loss) per BAC	$(0.27)	$(0.20)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 22
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$253	$2,293
Miscellaneous	16,476	18,948

	16,729	21,241

Share of income (losses) from operating limited partnerships	(150,382)	(75,579)

Expenses
Fund management fee	233,460	232,797
Amortization	6,140	6,140
General and administrative expenses	25,461	42,375
Professional fees	34,278	57,765
Impairment loss	541,202	12,843

	840,541	351,920

NET INCOME (LOSS)	$(974,194)	$(406,258)

Net income (loss) allocated to general partner	$(9,742)	$(4,063)

Net income (loss) allocated to limited partners	$(964,452)	$(402,195)

Net income (loss) per BAC	$(0.38)	$(0.16)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 23
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$475	$1,496
Miscellaneous	801	14,425

	1,276	15,921

Share of income (losses) from operating limited partnerships	(45,676)	(41,128)

Expenses
Fund management fee	205,950	230,200
Amortization	9,131	9,131
General and administrative expenses	28,508	40,821
Professional fees	30,802	33,270
Impairment loss	799,427	11,863

	1,073,818	325,285

NET INCOME (LOSS)	$(1,118,218)	$(350,492)

Net income (loss) allocated to general partner	$(11,182)	$(3,505)

Net income (loss) allocated to limited partners	$(1,107,036)	$(346,987)

Net income (loss) per BAC	$(0.33)	$(0.10)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 24
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$1,371	$3,954
Miscellaneous	34,107	29,823

	35,478	33,777

Share of income (losses) from operating limited partnerships	(164,712)	(266,967)

Expenses
Fund management fee	194,662	205,898
Amortization	10,204	10,204
General and administrative expenses	22,299	177,688
Professional fees	30,162	33,650
Impairment loss	282,261	—

	539,588	427,440

NET INCOME (LOSS)	$(668,822)	$(660,630)

Net income (loss) allocated to general partner	$(6,688)	$(6,606)

Net income (loss) allocated to limited partners	$(662,134)	$(654,024)

Net income (loss) per BAC	$(0.31)	$(0.30)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 25
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$4,658	$8,210
Miscellaneous	54,696	32,499

	59,354	40,709

Share of income (losses) from operating limited partnerships	(100,100)	(257,714)

Expenses
Fund management fee	212,464	237,885
Amortization	15,218	15,218
General and administrative expenses	70,036	37,706
Professional fees	44,607	35,467
Impairment loss	2,471,550	161,576

	2,813,875	487,852

NET INCOME (LOSS)	$(2,854,621)	$(704,857)

Net income (loss) allocated to general partner	$(28,546)	$(7,049)

Net income (loss) allocated to limited partners	$(2,826,075)	$(697,808)

Net income (loss) per BAC	$(0.93)	$(0.23)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 26
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$18,247	$9,847
Miscellaneous	828,355	2,146

	846,602	11,993

Share of income (losses) from operating limited partnerships	(13,567)	68,188

Expenses
Fund management fee	353,066	374,280
Amortization	16,904	16,904
General and administrative expenses	162,111	60,693
Professional fees	50,104	57,816
Impairment loss	4,780,554	732,092

	5,362,739	1,241,785

NET INCOME (LOSS)	$(4,529,704)	$(1,161,604)

Net income (loss) allocated to general partner	$(45,297)	$(11,616)

Net income (loss) allocated to limited partners	$(4,484,407)	$(1,149,988)

Net income (loss) per BAC	$(1.12)	$(0.29)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 27
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$987	$2,716
Miscellaneous	7,743	4,337

	8,730	7,053

Share of income (losses) from operating limited partnerships	198,005	(210,302)

Expenses
Fund management fee	267,389	299,241
Amortization	15,655	15,655
General and administrative expenses	119,420	31,321
Professional fees	27,415	28,216
Impairment loss	4,301,123	431,928

	4,731,002	806,361

NET INCOME (LOSS)	$(4,524,267)	$(1,009,610)

Net income (loss) allocated to general partner	$(45,243)	$(10,096)

Net income (loss) allocated to limited partners	$(4,479,024)	$(999,514)

Net income (loss) per BAC	$(1.82)	$(0.41)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 28
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$2,416	$7,104
Miscellaneous	9,323	85

	11,739	7,189

Share of income (losses) from operating limited partnerships	(685,763)	(878,230)

Expenses
Fund management fee	266,094	264,458
Amortization	3,300	3,300
General and administrative expenses	31,591	42,151
Professional fees	37,911	39,798
Impairment loss	4,140,066	2,157,670

	4,478,962	2,507,377

NET INCOME (LOSS)	$(5,152,986)	$(3,378,418)

Net income (loss) allocated to general partner	$(51,530)	$(33,784)

Net income (loss) allocated to limited partners	$(5,101,456)	$(3,344,634)

Net income (loss) per BAC	$(1.28)	$(0.84)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 29
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$2,589	$7,767
Miscellaneous	35,455	—

	38,044	7,767

Share of income (losses) from operating limited partnerships	(1,181,167)	(1,379,956)

Expenses
Fund management fee	301,086	264,614
Amortization	3,311	3,311
General and administrative expenses	32,733	44,644
Professional fees	41,022	56,632
Impairment loss	1,715,287	1,335,385

	2,093,439	1,704,586

NET INCOME (LOSS)	$(3,236,562)	$(3,076,775)

Net income (loss) allocated to general partner	$(32,366)	$(30,768)

Net income (loss) allocated to limited partners	$(3,204,196)	$(3,046,007)

Net income (loss) per BAC	$(0.80)	$(0.76)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 30
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$4,267	$7,729
Miscellaneous	—	37,161

	4,267	44,890

Share of income (losses) from operating limited partnerships	(437,912)	(307,390)

Expenses
Fund management fee	155,823	142,035
Amortization	21,238	21,238
General and administrative expenses	24,635	32,877
Professional fees	31,839	43,121
Impairment loss	2,814,246	1,080,096

	3,047,781	1,319,367

NET INCOME (LOSS)	$(3,481,426)	$(1,581,867)

Net income (loss) allocated to general partner	$(34,814)	$(15,819)

Net income (loss) allocated to limited partners	$(3,446,612)	$(1,566,048)

Net income (loss) per BAC	$(1.30)	$(0.59)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 31
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$2,415	$4,414
Miscellaneous	5,609	310,145

	8,024	314,559

Share of income (losses) from operating limited partnerships	(1,181,631)	(925,924)

Expenses
Fund management fee	321,293	260,096
Amortization	—	—
General and administrative expenses	145,435	115,746
Professional fees	44,121	70,522
Impairment loss	3,983,987	2,354,775

	4,494,836	2,801,139

NET INCOME (LOSS)	$(5,668,443)	$(3,412,504)

Net income (loss) allocated to general partner	$(56,684)	$(34,125)

Net income (loss) allocated to limited partners	$(5,611,759)	$(3,378,379)

Net income (loss) per BAC	$(1.27)	$(0.76)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 32
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$6,463	$12,654
Miscellaneous	5,550	5,250

	12,013	17,904

Share of income (losses) from operating limited partnerships	(1,571,258)	(1,217,933)

Expenses
Fund management fee	307,790	280,518
Amortization	36,724	36,724
General and administrative expenses	43,767	46,474
Professional fees	41,039	41,216
Impairment loss	4,272,196	2,018,741

	4,701,516	2,423,673

NET INCOME (LOSS)	$(6,260,761)	$(3,623,702)

Net income (loss) allocated to general partner	$(62,608)	$(36,237)

Net income (loss) allocated to limited partners	$(6,198,153)	$(3,587,465)

Net income (loss) per BAC	$(1.30)	$(0.75)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 33
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$994	$3,062
Miscellaneous	3,450	2,400

	4,444	5,462

Share of income (losses) from operating limited partnerships	(524,307)	(765,568)

Expenses
Fund management fee	164,076	151,018
Amortization	27,276	27,276
General and administrative expenses	23,751	31,681
Professional fees	18,808	20,089
Impairment loss	4,328,479	899,634

	4,562,390	1,129,698

NET INCOME (LOSS)	$(5,082,253)	$(1,889,804)

Net income (loss) allocated to general partner	$(50,823)	$(18,898)

Net income (loss) allocated to limited partners	$(5,031,430)	$(1,870,906)

Net income (loss) per BAC	$(1.91)	$(0.71)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 34
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$130	$1,266
Miscellaneous	3,900	2,700

	4,030	3,966

Share of income (losses) from operating limited partnerships	(1,042,792)	(1,614,602)

Expenses
Fund management fee	248,033	272,876
Amortization	43,938	43,938
General and administrative expenses	27,984	38,165
Professional fees	27,645	28,110
Impairment loss	4,230,134	1,188,755

	4,577,734	1,571,844

NET INCOME (LOSS)	$(5,616,496)	$(3,182,480)

Net income (loss) allocated to general partner	$(56,165)	$(31,825)

Net income (loss) allocated to limited partners	$(5,560,331)	$(3,150,655)

Net income (loss) per BAC	$(1.58)	$(0.89)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 35
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$585	$2,824
Miscellaneous	3,000	3,450

	3,585	6,274

Share of income (losses) from operating limited partnerships	(800,389)	(839,663)

Expenses
Fund management fee	189,975	199,972
Amortization	129,235	129,235
General and administrative expenses	38,480	37,487
Professional fees	16,910	20,352
Impairment loss	5,113,606	1,759,833

	5,488,206	2,146,879

NET INCOME (LOSS)	$(6,285,010)	$(2,980,268)

Net income (loss) allocated to general partner	$(62,850)	$(29,803)

Net income (loss) allocated to limited partners	$(6,222,160)	$(2,950,465)

Net income (loss) per BAC	$(1.89)	$(0.89)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 36
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$1,158	$3,295
Miscellaneous	1,200	900

	2,358	4,195

Share of income (losses) from operating limited partnerships	(490,558)	(504,176)

Expenses
Fund management fee	119,845	146,392
Amortization	88,462	88,462
General and administrative expenses	21,618	28,201
Professional fees	21,118	18,569
Impairment loss	3,085,005	1,038,910

	3,336,048	1,320,534

NET INCOME (LOSS)	$(3,824,248)	$(1,820,515)

Net income (loss) allocated to general partner	$(38,242)	$(18,205)

Net income (loss) allocated to limited partners	$(3,786,006)	$(1,802,310)

Net income (loss) per BAC	$(1.80)	$(0.86)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 37
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$6,273	$13,848
Miscellaneous	2,250	1,350

	8,523	15,198

Share of income (losses) from operating limited partnerships	(1,297,634)	(1,201,584)

Expenses
Fund management fee	194,364	172,294
Amortization	94,821	94,821
General and administrative expenses	110,027	35,589
Professional fees	18,866	18,230
Impairment loss	5,083,007	423,459

	5,501,085	744,393

NET INCOME (LOSS)	$(6,790,196)	$(1,930,779)

Net income (loss) allocated to general partner	$(67,902)	$(19,308)

Net income (loss) allocated to limited partners	$(6,722,294)	$(1,911,471)

Net income (loss) per BAC	$(2.68)	$(0.76)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 38
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$3,311	$5,357
Miscellaneous	3,000	2,300

	6,311	7,657

Share of income (losses) from operating limited partnerships	(578,692)	(496,433)

Expenses
Fund management fee	144,527	139,930
Amortization	98,915	98,915
General and administrative expenses	34,648	36,521
Professional fees	21,834	20,151
Impairment loss	5,386,462	432,829

	5,686,386	728,346

NET INCOME (LOSS)	$(6,258,767)	$(1,217,122)

Net income (loss) allocated to general partner	$(62,588)	$(12,171)

Net income (loss) allocated to limited partners	$(6,196,179)	$(1,204,951)

Net income (loss) per BAC	$(2.44)	$(0.47)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 39
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$4,660	$8,832
Miscellaneous	2,100	2,189

	6,760	11,021

Share of income (losses) from operating limited partnerships	(705,389)	(647,736)

Expenses
Fund management fee	91,001	116,640
Amortization	90,326	90,326
General and administrative expenses	27,583	34,009
Professional fees	24,213	21,953
Impairment loss	3,386,978	914,628

	3,620,101	1,177,556

NET INCOME (LOSS)	$(4,318,730)	$(1,814,271)

Net income (loss) allocated to general partner	$(43,187)	$(18,143)

Net income (loss) allocated to limited partners	$(4,275,543)	$(1,796,128)

Net income (loss) per BAC	$(1.87)	$(0.78)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 40
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$460	$2,648
Miscellaneous	2,700	1,713

	3,160	4,361

Share of income (losses) from operating limited partnerships	(774,697)	(822,807)

Expenses
Fund management fee	168,859	176,164
Amortization	113,728	113,728
General and administrative expenses	38,891	36,754
Professional fees	30,377	28,798
Impairment loss	4,292,781	1,521,514

	4,644,636	1,876,958

NET INCOME (LOSS)	$(5,416,173)	$(2,695,404)

Net income (loss) allocated to general partner	$(54,162)	$(26,954)

Net income (loss) allocated to limited partners	$(5,362,011)	$(2,668,450)

Net income (loss) per BAC	$(2.04)	$(1.01)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 41
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$337	$1,048
Miscellaneous	31,935	3,542

	32,272	4,590

Share of income (losses) from operating limited partnerships	(808,749)	(920,930)

Expenses
Fund management fee	214,329	220,704
Amortization	133,927	133,927
General and administrative expenses	32,511	43,873
Professional fees	33,841	58,221
Impairment loss	2,680,272	759,371

	3,094,880	1,216,096

NET INCOME (LOSS)	$(3,871,357)	$(2,132,436)

Net income (loss) allocated to general partner	$(38,714)	$(21,324)

Net income (loss) allocated to limited partners	$(3,832,643)	$(2,111,112)

Net income (loss) per BAC	$(1.33)	$(0.73)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 42
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$12,067	$149,073
Miscellaneous	2,712	2,700

	14,779	151,773

Share of income (losses) from operating limited partnerships	(1,504,122)	(1,018,646)

Expenses
Fund management fee	234,925	218,248
Amortization	117,134	117,134
General and administrative expenses	49,044	41,548
Professional fees	41,864	38,371
Impairment loss	4,924,845	465,725

	5,367,812	881,026

NET INCOME (LOSS)	$(6,857,155)	$(1,747,899)

Net income (loss) allocated to general partner	$(68,572)	$(17,479)

Net income (loss) allocated to limited partners	$(6,788,583)	$(1,730,420)

Net income (loss) per BAC	$(2.47)	$(0.63)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 43
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$6,826	$15,744
Miscellaneous	1,350	4,350

	8,176	20,094

Share of income (losses) from operating limited partnerships	(1,935,345)	(1,356,021)

Expenses
Fund management fee	290,416	285,130
Amortization	167,349	167,349
General and administrative expenses	37,069	58,806
Professional fees	36,336	42,007
Impairment loss	4,043,890	743,088

	4,575,060	1,296,380

NET INCOME (LOSS)	$(6,502,229)	$(2,632,307)

Net income (loss) allocated to general partner	$(65,022)	$(26,323)

Net income (loss) allocated to limited partners	$(6,437,207)	$(2,605,984)

Net income (loss) per BAC	$(1.77)	$(0.72)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 44
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$20,734	$41,796
Miscellaneous	1,800	4,516

	22,534	46,312

Share of income (losses) from operating limited partnerships	(1,071,100)	(961,972)

Expenses
Fund management fee	199,732	241,606
Amortization	113,014	113,014
General and administrative expenses	30,846	40,224
Professional fees	22,635	23,084
Impairment loss	1,773,459	639,663

	2,139,686	1,057,591

NET INCOME (LOSS)	$(3,188,252)	$(1,973,251)

Net income (loss) allocated to general partner	$(31,883)	$(19,733)

Net income (loss) allocated to limited partners	$(3,156,369)	$(1,953,518)

Net income (loss) per BAC	$(1.17)	$(0.72)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 45
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$21,187	$110,812
Miscellaneous	2,550	6,000

	23,737	116,812

Share of income (losses) from operating limited partnerships	(1,116,859)	(1,516,720)

Expenses
Fund management fee	318,171	324,393
Amortization	144,882	144,882
General and administrative expenses	39,356	57,921
Professional fees	43,987	53,321
Impairment loss	2,787,550	703,879

	3,333,946	1,284,396

NET INCOME (LOSS)	$(4,427,068)	$(2,684,304)

Net income (loss) allocated to general partner	$(44,271)	$(26,843)

Net income (loss) allocated to limited partners	$(4,382,797)	$(2,657,461)

Net income (loss) per BAC	$(1.09)	$(0.66)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

	Series 46
	Year ended March 31, 2009	Year ended March 31, 2008
Income
Interest income	$13,074	$71,659
Miscellaneous	3,600	8,636

	16,674	80,295

Share of income (losses) from operating limited partnerships	(764,836)	(829,583)

Expenses
Fund management fee	215,300	205,919
Amortization	103,890	103,890
General and administrative expenses	33,518	43,252
Professional fees	28,910	24,749
Impairment loss	3,123,951	104,415

	3,505,569	482,225

NET INCOME (LOSS)	$(4,253,731)	$(1,231,513)

Net income (loss) allocated to general partner	$(42,537)	$(12,315)

Net income (loss) allocated to limited partners	$(4,211,194)	$(1,219,198)

Net income (loss) per BAC	$(1.41)	$(0.41)

(see notes to financial statements)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2009 and 2008

Total	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$258,227,835	$(4,630,243)	$253,597,592
Net income (loss)	(48,750,969)	(492,435)	(49,243,404)
Partners’ capital (deficit), March 31, 2008	$209,476,866	$(5,122,678)	$204,354,188
Net income (loss)	(112,124,110)	(1,132,568)	(113,256,678)
Partners’ capital (deficit), March 31, 2009	$97,352,756	$(6,255,246)	$91,097,510

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 20	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$(1,517,773)	$(326,696)	$(1,844,469)
Net income (loss)	443,019	4,475	447,494
Partners’ capital (deficit), March 31, 2008	$(1,074,754)	$(322,221)	$(1,396,975)
Net income (loss)	(1,557,949)	(15,737)	(1,573,686)
Partners’ capital (deficit), March 31, 2009	$(2,632,703)	$(337,958)	$(2,970,661)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 21	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$(688,492)	$(170,542)	$(859,034)
Net income (loss)	(387,910)	(3,918)	(391,828)
Partners’ capital (deficit), March 31, 2008	$(1,076,402)	$(174,460)	$(1,250,862)
Net income (loss)	(516,110)	(5,213)	(521,323)
Partners’ capital (deficit), March 31, 2009	$(1,592,512)	$(179,673)	$(1,772,185)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 22	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$(1,395,317)	$(235,389)	$(1,630,706)
Net income (loss)	(402,195)	(4,063)	(406,258)
Partners’ capital (deficit), March 31, 2008	$(1,797,512)	$(239,452)	$(2,036,964)
Net income (loss)	(964,452)	(9,742)	(974,194)
Partners’ capital (deficit), March 31, 2009	$(2,761,964)	$(249,194)	$(3,011,158)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 23	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$(764,475)	$(295,446)	$(1,059,921)
Net income (loss)	(346,987)	(3,505)	(350,492)
Partners’ capital (deficit), March 31, 2008	$(1,111,462)	$(298,951)	$(1,410,413)
Net income (loss)	(1,107,036)	(11,182)	(1,118,218)
Partners’ capital (deficit), March 31, 2009	$(2,218,498)	$(310,133)	$(2,528,631)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 24	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$(774,800)	$(194,996)	$(969,796)
Net income (loss)	(654,024)	(6,606)	(660,630)
Partners’ capital (deficit), March 31, 2008	$(1,428,824)	$(201,602)	$(1,630,426)
Net income (loss)	(662,134)	(6,688)	(668,822)
Partners’ capital (deficit), March 31, 2009	$(2,090,958)	$(208,290)	$(2,299,248)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 25	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$1,791,351	$(241,950)	$1,549,401
Net income (loss)	(697,808)	(7,049)	(704,857)
Partners’ capital (deficit), March 31, 2008	$1,093,543	$(248,999)	$844,544
Net income (loss)	(2,826,075)	(28,546)	(2,854,621)
Partners’ capital (deficit), March 31, 2009	$(1,732,532)	$(277,545)	$(2,010,077)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 26	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$4,657,374	$(296,646)	$4,360,728
Net income (loss)	(1,149,988)	(11,616)	(1,161,604)
Partners’ capital (deficit), March 31, 2008	$3,507,386	$(308,262)	$3,199,124
Net income (loss)	(4,484,407)	(45,297)	(4,529,704)
Partners’ capital (deficit), March 31, 2009	$(977,021)	$(353,559)	$(1,330,580)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 27	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$5,744,712	$(150,505)	$5,594,207
Net income (loss)	(999,514)	(10,096)	(1,009,610)
Partners’ capital (deficit), March 31, 2008	$4,745,198	$(160,601)	$4,584,597
Net income (loss)	(4,479,024)	(45,243)	(4,524,267)
Partners’ capital (deficit), March 31, 2009	$266,174	$(205,844)	$60,330

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 28	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$8,891,693	$(257,405)	$8,634,288
Net income (loss)	(3,344,634)	(33,784)	(3,378,418)
Partners’ capital (deficit), March 31, 2008	$5,547,059	$(291,189)	$5,255,870
Net income (loss)	(5,101,456)	(51,530)	(5,152,986)
Partners’ capital (deficit), March 31, 2009	$445,603	$(342,719)	$102,884

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 29	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$5,166,042	$(289,885)	$4,876,157
Net income (loss)	(3,046,007)	(30,768)	(3,076,775)
Partners’ capital (deficit), March 31, 2008	$2,120,035	$(320,653)	$1,799,382
Net income (loss)	(3,204,196)	(32,366)	(3,236,562)
Partners’ capital (deficit), March 31, 2009	$(1,084,161)	$(353,019)	$(1,437,180)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 30	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$5,776,544	$(171,001)	$5,605,543
Net income (loss)	(1,566,048)	(15,819)	(1,581,867)
Partners’ capital (deficit), March 31, 2008	$4,210,496	$(186,820)	$4,023,676
Net income (loss)	(3,446,612)	(34,814)	(3,481,426)
Partners’ capital (deficit), March 31, 2009	$763,884	$(221,634)	$542,250

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 31	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$8,547,691	$(296,750)	$8,250,941
Net income (loss)	(3,378,379)	(34,125)	(3,412,504)
Partners’ capital (deficit), March 31, 2008	$5,169,312	$(330,875)	$4,838,437
Net income (loss)	(5,611,759)	(56,684)	(5,668,443)
Partners’ capital (deficit), March 31, 2009	$(442,447)	$(387,559)	$(830,006)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 32	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$11,505,942	$(294,244)	$11,211,698
Net income (loss)	(3,587,465)	(36,237)	(3,623,702)
Partners’ capital (deficit), March 31, 2008	$7,918,477	$(330,481)	$7,587,996
Net income (loss)	(6,198,153)	(62,608)	(6,260,761)
Partners’ capital (deficit), March 31, 2009	$1,720,324	$(393,089)	$1,327,235

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 33	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$7,735,832	$(149,921)	$7,585,911
Net income (loss)	(1,870,906)	(18,898)	(1,889,804)
Partners’ capital (deficit), March 31, 2008	$5,864,926	$(168,819)	$5,696,107
Net income (loss)	(5,031,430)	(50,823)	(5,082,253)
Partners’ capital (deficit), March 31, 2009	$833,496	$(219,642)	$613,854

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 34	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$9,395,021	$(208,526)	$9,186,495
Net income (loss)	(3,150,655)	(31,825)	(3,182,480)
Partners’ capital (deficit), March 31, 2008	$6,244,366	$(240,351)	$6,004,015
Net income (loss)	(5,560,331)	(56,165)	(5,616,496)
Partners’ capital (deficit), March 31, 2009	$684,035	$(296,516)	$387,519

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 35	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$14,300,459	$(140,424)	$14,160,035
Net income (loss)	(2,950,465)	(29,803)	(2,980,268)
Partners’ capital (deficit), March 31, 2008	$11,349,994	$(170,227)	$11,179,767
Net income (loss)	(6,222,160)	(62,850)	(6,285,010)
Partners’ capital (deficit), March 31, 2009	$5,127,834	$(233,077)	$4,894,757

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 36	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$8,265,254	$(96,981)	$8,168,273
Net income (loss)	(1,802,310)	(18,205)	(1,820,515)
Partners’ capital (deficit), March 31, 2008	$6,462,944	$(115,186)	$6,347,758
Net income (loss)	(3,786,006)	(38,242)	(3,824,248)
Partners’ capital (deficit), March 31, 2009	$2,676,938	$(153,428)	$2,523,510

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 37	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$12,095,577	$(95,563)	$12,000,014
Net income (loss)	(1,911,471)	(19,308)	(1,930,779)
Partners’ capital (deficit), March 31, 2008	$10,184,106	$(114,871)	$10,069,235
Net income (loss)	(6,722,294)	(67,902)	(6,790,196)
Partners’ capital (deficit), March 31, 2009	$3,461,812	$(182,773)	$3,279,039

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 38	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$13,061,992	$(88,550)	$12,973,442
Net income (loss)	(1,204,951)	(12,171)	(1,217,122)
Partners’ capital (deficit), March 31, 2008	$11,857,041	$(100,721)	$11,756,320
Net income (loss)	(6,196,179)	(62,588)	(6,258,767)
Partners’ capital (deficit), March 31, 2009	$5,660,862	$(163,309)	$5,497,553

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 39	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$11,641,843	$(80,831)	$11,561,012
Net income (loss)	(1,796,128)	(18,143)	(1,814,271)
Partners’ capital (deficit), March 31, 2008	$9,845,715	$(98,974)	$9,746,741
Net income (loss)	(4,275,543)	(43,187)	(4,318,730)
Partners’ capital (deficit), March 31, 2009	$5,570,172	$(142,161)	$5,428,011

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 40	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$14,049,954	$(85,296)	$13,964,658
Net income (loss)	(2,668,450)	(26,954)	(2,695,404)
Partners’ capital (deficit), March 31, 2008	$11,381,504	$(112,250)	$11,269,254
Net income (loss)	(5,362,011)	(54,162)	(5,416,173)
Partners’ capital (deficit), March 31, 2009	$6,019,493	$(166,412)	$5,853,081

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 41	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$11,663,976	$(133,868)	$11,530,108
Net income (loss)	(2,111,112)	(21,324)	(2,132,436)
Partners’ capital (deficit), March 31, 2008	$9,552,864	$(155,192)	$9,397,672
Net income (loss)	(3,832,643)	(38,714)	(3,871,357)
Partners’ capital (deficit), March 31, 2009	$5,720,221	$(193,906)	$5,526,315

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 42	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$16,418,546	$(77,528)	$16,341,018
Net income (loss)	(1,730,420)	(17,479)	(1,747,899)
Partners’ capital (deficit), March 31, 2008	$14,688,126	$(95,007)	$14,593,119
Net income (loss)	(6,788,583)	(68,572)	(6,857,155)
Partners’ capital (deficit), March 31, 2009	$7,899,543	$(163,579)	$7,735,964

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 43	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$22,105,888	$(101,478)	$22,004,410
Net income (loss)	(2,605,984)	(26,323)	(2,632,307)
Partners’ capital (deficit), March 31, 2008	$19,499,904	$(127,801)	$19,372,103
Net income (loss)	(6,437,207)	(65,022)	(6,502,229)
Partners’ capital (deficit), March 31, 2009	$13,062,697	$(192,823)	$12,869,874

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 44	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$17,884,116	$(59,199)	$17,824,917
Net income (loss)	(1,953,518)	(19,733)	(1,973,251)
Partners’ capital (deficit), March 31, 2008	$15,930,598	$(78,932)	$15,851,666
Net income (loss)	(3,156,369)	(31,883)	(3,188,252)
Partners’ capital (deficit), March 31, 2009	$12,774,229	$(110,815)	$12,663,414

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 45	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$29,167,318	$(62,615)	$29,104,703
Net income (loss)	(2,657,461)	(26,843)	(2,684,304)
Partners’ capital (deficit), March 31, 2008	$26,509,857	$(89,458)	$26,420,399
Net income (loss)	(4,382,797)	(44,271)	(4,427,068)
Partners’ capital (deficit), March 31, 2009	$22,127,060	$(133,729)	$21,993,331

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 46	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2007	$23,501,567	$(28,008)	$23,473,559
Net income (loss)	(1,219,198)	(12,315)	(1,231,513)
Partners’ capital (deficit), March 31, 2008	$22,282,369	$(40,323)	$22,242,046
Net income (loss)	(4,211,194)	(42,537)	(4,253,731)
Partners’ capital (deficit), March 31, 2009	$18,071,175	$(82,860)	$17,988,315

(see notes to financial statements)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

	Total
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(113,256,678)	$(49,243,404)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	19,195,557	18,207,857
Impairment loss	85,330,656	22,053,317
Distributions received from operating limited partnerships	710,947	506,900
Amortization	1,610,248	1,610,248
Changes in assets and liabilities
Other assets	458,071	404,628
Accounts payable and accrued expenses	(33,073)	11,480
Accounts payable - affiliates	5,491,903	5,576,168

Net cash provided by (used in) operating activities	(492,369)	(872,806)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(175,087)	(2,032,678)
(Advances to) repayments from operating limited partnerships	—	438,769

Net cash provided by (used in) investing activities	(175,087)	(1,593,909)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(667,456)	(2,466,715)

Cash and cash equivalents, beginning	6,849,444	9,316,159

Cash and cash equivalents, ending	$6,181,988	$6,849,444

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Total
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$860,207

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$62,114	$406,082

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$236,476	$1,111,756

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$12,142

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 20
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(1,573,686)	$447,494
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	414,907	(910,973)
Impairment loss	873,961	160,645
Distributions received from operating limited partnerships	—	29,799
Amortization	3,572	3,572
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	287,752	212,752

Net cash provided by (used in) operating activities	6,125	(56,330)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	(17,112)

Net cash provided by (used in) investing activities	—	(17,112)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	6,125	(73,442)

Cash and cash equivalents, beginning	168,406	241,848

Cash and cash equivalents, ending	$174,531	$168,406

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 20
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 21
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(521,323)	$(391,828)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	31,018	129,454
Impairment loss	114,377	—
Distributions received from operating limited partnerships	—	—
Amortization	1,954	1,954
Changes in assets and liabilities
Other assets	174,655	17,000
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	208,924	236,927

Net cash provided by (used in) operating activities	9,224	(6,112)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(3)	—
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	(3)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	9,221	(6,112)

Cash and cash equivalents, beginning	6,279	12,391

Cash and cash equivalents, ending	$15,500	$6,279

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 21
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$236,476	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 22
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(974,194)	$(406,258)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	150,382	75,579
Impairment loss	541,202	12,843
Distributions received from operating limited partnerships	1,300	2,600
Amortization	6,140	6,140
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	271,467	275,211

Net cash provided by (used in) operating activities	(4,084)	(33,504)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(14,663)
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	(14,663)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(4,084)	(48,167)

Cash and cash equivalents, beginning	81,744	129,911

Cash and cash equivalents, ending	$77,660	$81,744

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 22
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$(5,245)

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 23
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(1,118,218)	$(350,492)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	45,676	41,128
Impairment loss	799,427	11,863
Distributions received from operating limited partnerships	1,300	2,597
Amortization	9,131	9,131
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	257,476	261,235

Net cash provided by (used in) operating activities	(5,589)	(24,157)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(5,589)	(24,157)

Cash and cash equivalents, beginning	40,491	64,648

Cash and cash equivalents, ending	$34,902	$40,491

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 23
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 24
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(668,822)	$(660,630)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	164,712	266,967
Impairment loss	282,261	—
Distributions received from operating limited partnerships	17,638	6,238
Amortization	10,204	10,204
Changes in assets and liabilities
Other assets	—	145,443
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	177,736	202,736

Net cash provided by (used in) operating activities	(16,652)	(28,661)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(16,652)	(28,661)

Cash and cash equivalents, beginning	135,973	164,634

Cash and cash equivalents, ending	$119,321	$135,973

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 24
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 25
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(2,854,621)	$(704,857)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	100,100	257,714
Impairment loss	2,471,550	161,576
Distributions received from operating limited partnerships	36,277	35,304
Amortization	15,218	15,218
Changes in assets and liabilities
Other assets	40,320	—
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	222,676	172,676

Net cash provided by (used in) operating activities	31,139	(61,988)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(51,732)	—
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	(51,732)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(20,593)	(61,988)

Cash and cash equivalents, beginning	187,189	249,177

Cash and cash equivalents, ending	$166,596	$187,189

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 25
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 26
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(4,529,704)	$(1,161,604)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	13,567	(68,188)
Impairment loss	4,780,554	732,092
Distributions received from operating limited partnerships	106,156	115,536
Amortization	16,904	16,904
Changes in assets and liabilities
Other assets	131,938	14,076
Accounts payable and accrued expenses	(381)	291
Accounts payable - affiliates	(340,240)	334,760

Net cash provided by (used in) operating activities	178,794	(16,133)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(15,000)	—
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	(15,000)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	163,794	(16,133)

Cash and cash equivalents, beginning	202,820	218,953

Cash and cash equivalents, ending	$366,614	$202,820

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 26
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 27
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(4,524,267)	$(1,009,610)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(198,005)	210,302
Impairment loss	4,301,123	431,928
Distributions received from operating limited partnerships	442	5,134
Amortization	15,655	15,655
Changes in assets and liabilities
Other assets	97,452	—
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	330,245	333,672

Net cash provided by (used in) operating activities	22,264	(12,538)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	22,264	(12,538)

Cash and cash equivalents, beginning	87,690	100,228

Cash and cash equivalents, ending	$109,954	$87,690

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 27
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 28
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(5,152,986)	$(3,378,418)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	685,763	878,230
Impairment loss	4,140,066	2,157,670
Distributions received from operating limited partnerships	71,310	109,017
Amortization	3,300	3,300
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	259,116	159,116

Net cash provided by (used in) operating activities	6,188	(70,704)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	6,188	(70,704)

Cash and cash equivalents, beginning	185,940	256,644

Cash and cash equivalents, ending	$192,128	$185,940

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 28
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 29
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(3,236,562)	$(3,076,775)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,181,167	1,379,956
Impairment loss	1,715,287	1,335,385
Distributions received from operating limited partnerships	934	—
Amortization	3,311	3,311
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	334,692	337,980

Net cash provided by (used in) operating activities	(1,552)	(19,762)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(35,455)	—
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	(35,455)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(37,007)	(19,762)

Cash and cash equivalents, beginning	174,993	194,755

Cash and cash equivalents, ending	$137,986	$174,993

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 29
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$131	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 30
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(3,481,426)	$(1,581,867)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	437,912	307,390
Impairment loss	2,814,246	1,080,096
Distributions received from operating limited partnerships	35,131	26,451
Amortization	21,238	21,238
Changes in assets and liabilities
Other assets	—	16,499
Accounts payable and accrued expenses	(381)	(21,122)
Accounts payable - affiliates	161,169	136,169

Net cash provided by (used in) operating activities	(12,111)	(15,146)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(12,111)	(15,146)

Cash and cash equivalents, beginning	276,205	291,351

Cash and cash equivalents, ending	$264,094	$276,205

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 30
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 31
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(5,668,443)	$(3,412,504)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,181,631	925,924
Impairment loss	3,983,987	2,354,775
Distributions received from operating limited partnerships	9,274	6,001
Amortization	—	—
Changes in assets and liabilities
Other assets	109,137	—
Accounts payable and accrued expenses	(5,357)	5,357
Accounts payable - affiliates	314,152	234,563

Net cash provided by (used in) operating activities	(75,619)	114,116

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(100)
(Advances to) repayments from operating limited partnerships	—	25,698

Net cash provided by (used in) investing activities	—	25,598

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(75,619)	139,714

Cash and cash equivalents, beginning	258,422	118,708

Cash and cash equivalents, ending	$182,803	$258,422

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 31
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$544,756

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 32
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(6,260,761)	$(3,623,702)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,571,258	1,217,933
Impairment loss	4,272,196	2,018,741
Distributions received from operating limited partnerships	—	19,000
Amortization	36,724	36,724
Changes in assets and liabilities
Other assets	8,638	—
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	303,345	331,540

Net cash provided by (used in) operating activities	(68,981)	617

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(68,981)	617

Cash and cash equivalents, beginning	306,548	305,931

Cash and cash equivalents, ending	$237,567	$306,548

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 32
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 33
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(5,082,253)	$(1,889,804)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	524,307	765,568
Impairment loss	4,328,479	899,634
Distributions received from operating limited partnerships	5,555	1,783
Amortization	27,276	27,276
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	(447)	447
Accounts payable - affiliates	190,453	192,003

Net cash provided by (used in) operating activities	(6,630)	(3,093)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(6,630)	(3,093)

Cash and cash equivalents, beginning	186,282	189,375

Cash and cash equivalents, ending	$179,652	$186,282

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 33
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 34
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(5,616,496)	$(3,182,480)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,042,792	1,614,602
Impairment loss	4,230,134	1,188,755
Distributions received from operating limited partnerships	2,440	4,508
Amortization	43,938	43,938
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	311,484	313,358

Net cash provided by (used in) operating activities	13,911	(16,938)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(8,244)	—
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	(8,244)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,667	(16,938)

Cash and cash equivalents, beginning	66,702	83,640

Cash and cash equivalents, ending	$72,369	$66,702

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 34
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 35
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(6,285,010)	$(2,980,268)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	800,389	839,663
Impairment loss	5,113,606	1,759,833
Distributions received from operating limited partnerships	2,625	2,000
Amortization	129,235	129,235
Changes in assets and liabilities
Other assets	12,418	—
Accounts payable and accrued expenses	(7,198)	7,198
Accounts payable - affiliates	203,360	203,360

Net cash provided by (used in) operating activities	(30,575)	(38,979)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(163,782)
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	(163,782)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(30,575)	(202,761)

Cash and cash equivalents, beginning	148,626	351,387

Cash and cash equivalents, ending	$118,051	$148,626

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 35
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 36
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(3,824,248)	$(1,820,515)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	490,558	504,176
Impairment loss	3,085,005	1,038,910
Distributions received from operating limited partnerships	11,630	16,545
Amortization	88,462	88,462
Changes in assets and liabilities
Other assets	1,370	—
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	151,524	178,490

Net cash provided by (used in) operating activities	3,920	6,449

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,920	6,449

Cash and cash equivalents, beginning	97,695	91,246

Cash and cash equivalents, ending	$101,615	$97,695

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 36
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 37
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(6,790,196)	$(1,930,779)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,297,634	1,201,584
Impairment loss	5,083,007	423,459
Distributions received from operating limited partnerships	20,790	26,778
Amortization	94,821	94,821
Changes in assets and liabilities
Other assets	81,235	—
Accounts payable and accrued expenses	(522)	522
Accounts payable - affiliates	179,864	179,864

Net cash provided by (used in) operating activities	(33,367)	(3,751)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(33,367)	(3,751)

Cash and cash equivalents, beginning	305,864	309,615

Cash and cash equivalents, ending	$272,497	$305,864

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 37
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 38
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(6,258,767)	$(1,217,122)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	578,692	496,433
Impairment loss	5,386,462	432,829
Distributions received from operating limited partnerships	178,676	2,045
Amortization	98,915	98,915
Changes in assets and liabilities
Other assets	4,875	—
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	139,400	114,400

Net cash provided by (used in) operating activities	127,872	(72,119)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	127,872	(72,119)

Cash and cash equivalents, beginning	133,521	205,640

Cash and cash equivalents, ending	$261,393	$133,521

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 38
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 39
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(4,318,730)	$(1,814,271)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	705,389	647,736
Impairment loss	3,386,978	914,628
Distributions received from operating limited partnerships	105,884	8,651
Amortization	90,326	90,326
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	111,800	36,800

Net cash provided by (used in) operating activities	81,266	(115,749)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	81,266	(115,749)

Cash and cash equivalents, beginning	158,655	274,404

Cash and cash equivalents, ending	$239,921	$158,655

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 39
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 40
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(5,416,173)	$(2,695,404)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	774,697	822,807
Impairment loss	4,292,781	1,521,514
Distributions received from operating limited partnerships	1,074	1,746
Amortization	113,728	113,728
Changes in assets and liabilities
Other assets	9,873	—
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	209,756	200,017

Net cash provided by (used in) operating activities	(14,645)	(35,211)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(14,645)	(35,211)

Cash and cash equivalents, beginning	142,164	177,375

Cash and cash equivalents, ending	$127,519	$142,164

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 40
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$8,592	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 41
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(3,871,357)	$(2,132,436)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	808,749	920,930
Impairment loss	2,680,272	759,371
Distributions received from operating limited partnerships	5,786	19,102
Amortization	133,927	133,927
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	(9,584)	9,584
Accounts payable - affiliates	270,859	292,870

Net cash provided by (used in) operating activities	18,652	3,348

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	18,652	3,348

Cash and cash equivalents, beginning	21,723	18,375

Cash and cash equivalents, ending	$40,375	$21,723

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 41
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 42
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(6,857,155)	$(1,747,899)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,504,122	1,018,646
Impairment loss	4,924,845	465,725
Distributions received from operating limited partnerships	417	2,641
Amortization	117,134	117,134
Changes in assets and liabilities
Other assets	(101,647)	985
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	127,320	173,096

Net cash provided by (used in) operating activities	(285,345)	30,709

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(4,211)	(164,252)
(Advances to) repayments from operating limited partnerships	—	322,033

Net cash provided by (used in) investing activities	(4,211)	157,781

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(289,556)	188,490

Cash and cash equivalents, beginning	649,411	460,921

Cash and cash equivalents, ending	$359,855	$649,411

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 42
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$92,074

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 43
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(6,502,229)	$(2,632,307)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	1,935,345	1,356,021
Impairment loss	4,043,890	743,088
Distributions received from operating limited partnerships	61,839	24,369
Amortization	167,349	167,349
Changes in assets and liabilities
Other assets	(117,628)	10,000
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	256,780	166,780

Net cash provided by (used in) operating activities	(155,035)	(164,319)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(2,268)	(88,443)
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	(2,268)	(88,443)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(157,303)	(252,762)

Cash and cash equivalents, beginning	343,255	596,017

Cash and cash equivalents, ending	$185,952	$343,255

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 43
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$92,073

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 44
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(3,188,252)	$(1,973,251)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,071,100	961,972
Impairment loss	1,773,459	639,663
Distributions received from operating limited partnerships	7,116	12,387
Amortization	113,014	113,014
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	209,701	169,701

Net cash provided by (used in) operating activities	(14,243)	(76,133)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(58,174)	—
(Advances to) repayments from operating limited partnerships	—	108,150

Net cash provided by (used in) investing activities	(58,174)	108,150

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(72,417)	32,017

Cash and cash equivalents, beginning	864,250	832,233

Cash and cash equivalents, ending	$791,833	$864,250

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 44
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$53,391	$78,896

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 45
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(4,427,068)	$(2,684,304)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) income from operating limited partnerships	1,116,859	1,516,720
Impairment loss	2,787,550	703,879
Distributions received from operating limited partnerships	22,401	22,850
Amortization	144,882	144,882
Changes in assets and liabilities
Other assets	5,435	625
Accounts payable and accrued expenses	(678)	678
Accounts payable - affiliates	191,564	91,564

Net cash provided by (used in) operating activities	(159,055)	(203,106)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(170,826)
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	(170,826)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(159,055)	(373,932)

Cash and cash equivalents, beginning	1,030,160	1,404,092

Cash and cash equivalents, ending	$871,105	$1,030,160

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 45
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$148,284

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$567,000

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$12,142

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

	Series 46
	Year ended March 31, 2009	Year ended March 31, 2008
Cash flows from operating activities
Net income (loss)	$(4,253,731)	$(1,231,513)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	764,836	829,583
Impairment loss	3,123,951	104,415
Distributions received from operating limited partnerships	4,952	3,818
Amortization	103,890	103,890
Changes in assets and liabilities
Other assets	—	200,000
Accounts payable and accrued expenses	(1,667)	1,667
Accounts payable - affiliates	149,528	34,528

Net cash provided by (used in) operating activities	(108,241)	46,388

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(1,430,612)
(Advances to) repayments from operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	(1,430,612)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(108,241)	(1,384,224)

Cash and cash equivalents, beginning	588,436	1,972,660

Cash and cash equivalents, ending	$480,195	$588,436

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Series 46
	Year ended March 31, 2009	Year ended March 31, 2008
Supplemental schedule of noncash investing and financing activities

The fund has increased its investments in operating limited partnerships for unpaid capital contributions due to the operating limited partnerships.	$—	$860,207

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2009 and 2008

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series at March 31, 2009 and 2008 are as follows:

	2009	2008

Series 20	3,866,700	3,866,700
Series 21	1,892,700	1,892,700
Series 22	2,564,400	2,564,400
Series 23	3,336,727	3,336,727
Series 24	2,169,878	2,169,878
Series 25	3,026,109	3,026,109
Series 26	3,995,900	3,995,900
Series 27	2,460,700	2,460,700
Series 28	4,000,738	4,000,738
Series 29	3,991,800	3,991,800
Series 30	2,651,000	2,651,000
Series 31	4,417,857	4,417,857
Series 32	4,754,198	4,754,198
Series 33	2,636,533	2,636,533
Series 34	3,529,319	3,529,319
Series 35	3,300,463	3,300,463
Series 36	2,106,837	2,106,837
Series 37	2,512,500	2,512,500
Series 38	2,543,100	2,543,100
Series 39	2,292,152	2,292,152
Series 40	2,630,256	2,630,256
Series 41	2,891,626	2,891,626
Series 42	2,744,262	2,744,262
Series 43	3,637,987	3,637,987
Series 44	2,701,973	2,701,973
Series 45	4,014,367	4,014,367
Series 46	2,980,998	2,980,998

	83,651,080	83,651,080

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables.  Accordingly, the partnership recorded a valuation allowance of $651,233 and $614,683 as of March 31, 2009 and 2008, respectively.

A loss in value of an investment in an operating limited partnership other than a temporary decline is recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the fund and the estimated residual value of the investment.  The partnership also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships.  Impairment losses have been recognized for the years ended March 31, 2009 and  2008 of  $85,330,656 and  $22,053,317, respectively

Capital contributions to operating limited partnerships are adjusted by tax credit adjusters.  Tax credit adjusters are defined as adjustments to operating limited partnership capital contributions due to increases or decreases in actual tax credits from those originally projected as well as for timing differences.  The fund records tax credit adjusters as an increase or decrease in investments in operating limited partnerships and capital contributions payable.

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

March 31, 2009 and 2008

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

Prior to January 1, 1999, the fund recorded acquisition costs as an increase in its investments in operating limited partnerships.  These costs were amortized by the operating limited partnerships over 27.5 years on the straight-line method.  Certain operating limited partnerships have not recorded the acquisition costs as a capital contribution from the fund.  These differences are shown as reconciling items in note C.  As of January 1, 1999, the fund records acquisition costs incurred after January 1, 1999 as deferred acquisition costs.  These costs are amortized on the straight-line method.

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

During the years ended March 31, 2009 and 2008, the fund acquired interests in operating limited partnerships as follows:

	2009	2008

Series 20	—	—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	—	—
Series 27	—	—
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	—	—
Series 32	—	—
Series 33	—	—
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	—
Series 42	—	—
Series 43	—	—
Series 44	—	—
Series 45	—	—
Series 46	—	1

	—	1

Series 43 owns an equity interest in two (2) limited liability companies, which are the general partners of other operating limited partnerships which own or are constructing, rehabilitating or operating apartment complexes.  In addition to the investments in the operating limited partnerships Series 43, Series 44, Series 45, and Series 46 own certain General Partner equity interests in their respective operating limited partnerships.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Capitalized Expenses

Costs incurred with borrowing funds to make capital contributions to operating limited partnerships and certain other costs are capitalized and included in investment in operating limited partnerships.  The costs were being amortized on the straight-line method over 27.5 years.  As of March 31, 2009, an impairment of $1,351,978 was recorded.  The lives of the remaining capitalized interest were reassessed and are noted below:

Accumulated amortization for capitalized interest as of March 31, 2009 and 2008, as well as the March 31, 2009 impairments and the remaining lives are as follows:

	Accumulated Amortization	Accumulated Amortization	Capitalized Interest Impairment	Remaining Life of Capitalized Interest
	2009	2008	2009	Years
Series 20	$—	$—	$—	—
Series 21	—	—	—	—
Series 22	—	—	—	—
Series 23	—	—	—	—
Series 24	—	—	—	—
Series 25	—	44,732	86,980	—
Series 26	—	—	—	—
Series 27	7,081	6,373	—	4
Series 28	—	—	—	—
Series 29	—	—	—	—
Series 30	—	—	—	—
Series 31	—	—	—	—
Series 32	—	56,945	110,727	—
Series 33	—	—	—	—
Series 34	5,819	5,237	—	2
Series 35	—	50,962	117,847	—
Series 36	—	32,820	75,899	—
Series 37	—	38,680	89,449	—
Series 38	—	21,077	58,712	—
Series 39	—	17,813	49,619	—
Series 40	—	67,991	232,300	—
Series 41	—	110,357	377,052	—
Series 42	—	15,189	65,307	—
Series 43	—	5,169	27,065	—
Series 44	2,046	1,656	—	8
Series 45	—	10,162	61,021	—
Series 46	—	—	—	—

	$14,946	$485,163	$1,351,978

The annual amortization for capitalized interest expense for the years 2010, 2011, 2012, 2013, and 2014 is estimated to be $9,273, $9,273, $4,182, $4,182 and $1,084, respectively.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Acquisition Costs

Acquisition costs were amortized on the straight-line method over 27.5 years.  As of March 31, 2009, an impairment of $16,813,106 was recorded.  The lives of the remaining acquisition costs were reassessed and are noted below.

Accumulated amortization as of March 31, 2009 and 2008, as well as the March 31, 2009 impairments and the remaining lives are as follows:

	Accumulated Amortization	Accumulated Amortization	Acquisition Costs Impairment	Remaining Life Acquistion Costs
	2009	2008	2009	Years
Series 20	$—	$32,149	$62,514	—
Series 21	—	17,585	34,192	—
Series 22	—	55,259	107,446	—
Series 23	—	77,850	159,787	—
Series 24	—	91,840	178,582	—
Series 25	—	92,234	145,062	3
Series 26	—	154,374	252,527	2
Series 27	149,468	134,521	—	4
Series 28	—	29,701	57,762	—
Series 29	32,972	29,661	—	2
Series 30		191,011	162,953	2
Series 31	—	—	—	—
Series 32	—	272,290	138,909	3
Series 33	—	244,593	441,461	3
Series 34	431,775	388,419	—	2
Series 35	—	1,102,072	1,860,902	4
Series 36	—	752,259	1,386,792	3
Series 37	—	716,607	1,191,943	4
Series 38	—	623,337	1,813,141	4
Series 39	—	548,618	1,689,322	4
Series 40	—	532,963	1,968,409	4
Series 41	—	692,088	954,584	5
Series 42	—	564,174	1,423,228	8
Series 43	—	731,350	1,015,420	8
Series 44	532,873	431,195	—	8
Series 45	—	497,633	410,614	8
Series 46	—	351,633	1,357,556	8

	$1,147,088	$9,355,416	$16,813,106

The annual amortization for deferred acquisition costs for the years 2010, 2011, 2012, 2013, and 2014 is estimated to be $2,422,678, $2,422,678, $1,875,720, $1,691,416 and $1,334,164, respectively.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the general partner and assignees individually.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are more-likely-than-not of being sustained upon examination by the applicable tax authority, based on the technical merits of the tax position, and then recognizing the tax benefit that is more-likely-than-not to be realized. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current reporting period. As required, the Fund adopted FIN 48 effective April 1, 2007 and concluded that the effect is not material to its financial statements. Accordingly, no cumulative effect adjustment related to the adoption of FIN 48 was recorded.

Cash and Cash Equivalents

Cash equivalents include tax-exempt sweep accounts and money market accounts having original maturities at date of acquisition of three months or less.  The carrying value approximates fair value because of the short maturity of these instruments.

Fiscal Year

For financial reporting purposes, the fund uses a March 31 year end, whereas for income tax reporting purposes, the fund uses a calendar year.  The operating limited partnerships use a calendar year for both financial and income tax reporting.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Loss Per Beneficial Assignee Certificate Unit

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period.  The weighted average number of units in each series at March 31, 2009 and 2008 are as follows:

	2009	2008

Series 20	3,866,700	3,866,700
Series 21	1,892,700	1,892,700
Series 22	2,564,400	2,564,400
Series 23	3,336,727	3,336,727
Series 24	2,169,878	2,169,878
Series 25	3,026,109	3,026,109
Series 26	3,995,900	3,995,900
Series 27	2,460,700	2,460,700
Series 28	4,000,738	4,000,738
Series 29	3,991,800	3,991,800
Series 30	2,651,000	2,651,000
Series 31	4,417,857	4,417,857
Series 32	4,754,198	4,754,198
Series 33	2,636,533	2,636,533
Series 34	3,529,319	3,529,319
Series 35	3,300,463	3,300,463
Series 36	2,106,837	2,106,837
Series 37	2,512,500	2,512,500
Series 38	2,543,100	2,543,100
Series 39	2,292,152	2,292,152
Series 40	2,630,256	2,630,256
Series 41	2,891,626	2,891,626
Series 42	2,744,262	2,744,262
Series 43	3,637,987	3,637,987
Series 44	2,701,973	2,701,973
Series 45	4,014,367	4,014,367
Series 46	2,980,998	2,980,998

	83,651,080	83,651,080

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2009 and 2008, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Holdings Limited Partnership (BCHLP), Boston Capital Services, Inc. (BCS) and Boston Capital Asset Management Limited Partnership (BCAM) as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5 percent of the aggregate cost of all apartment complexes acquired by the operating limited partnerships.  The aggregate cost is comprised of the capital contributions made by each Series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level.  The annual fund fees charged to operations during the years ended March 31, 2009 and 2008, are as follows:

	2009	2008

Series 20	$337,752	$337,752
Series 21	180,372	180,372
Series 22	254,591	254,591
Series 23	240,264	240,264
Series 24	227,736	227,736
Series 25	272,676	272,676
Series 26	434,760	434,760
Series 27	315,204	315,204
Series 28	334,116	334,116
Series 29	334,692	337,980
Series 30	186,169	186,169
Series 31	364,152	394,666
Series 32	328,345	331,540
Series 33	173,964	173,964
Series 34	293,196	293,196
Series 35	228,360	228,360
Series 36	160,599	160,599
Series 37	204,864	204,864
Series 38	164,400	164,400
Series 39	136,800	136,800
Series 40	200,017	200,017
Series 41	246,830	246,830
Series 42	252,320	252,320
Series 43	306,780	306,780
Series 44	284,701	284,701
Series 45	366,564	366,564
Series 46	249,528	249,528

	$7,079,752	$7,116,749

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fund incurred a fund management fee to Boston Capital Asset Management Limited Partnership in an amount equal to .5 percent of the aggregate cost of the apartment complexes owned by the operating limited partnerships, less the amount of various asset management and reporting fees paid by the operating limited partnerships.  The reporting fees paid by the operating limited partnerships to the partnership for the years ended March 31, 2009 and 2008, are as follows:

	2009	2008

Series 20	$55,948	$84,954
Series 21	21,723	5,126
Series 22	21,131	21,794
Series 23	34,314	10,064
Series 24	33,074	21,838
Series 25	60,212	34,791
Series 26	81,694	60,480
Series 27	47,815	15,963
Series 28	68,022	69,658
Series 29	33,606	73,366
Series 30	30,346	44,134
Series 31	42,859	134,570
Series 32	20,555	51,022
Series 33	9,888	22,946
Series 34	45,163	20,320
Series 35	38,385	28,388
Series 36	40,754	14,207
Series 37	10,500	32,570
Series 38	19,873	24,470
Series 39	45,799	20,160
Series 40	31,158	23,853
Series 41	32,501	26,126
Series 42	17,395	34,072
Series 43	16,364	21,650
Series 44	84,969	43,095
Series 45	48,393	42,171
Series 46	34,228	43,609

	$1,026,669	$1,025,397

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fund management fees paid for the years ended March 31, 2009  and 2008, are as follows:

	2009	2008

Series 20	$50,000	$125,000
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	50,000	25,000
Series 25	50,000	100,000
Series 26	775,000	100,000
Series 27	—	—
Series 28	75,000	175,000
Series 29	—	—
Series 30	25,000	50,000
Series 31	50,000	150,000
Series 32	25,000	—
Series 33	—	—
Series 34	—	—
Series 35	25,000	25,000
Series 36	25,000	—
Series 37	25,000	25,000
Series 38	25,000	50,000
Series 39	25,000	100,000
Series 40	—	—
Series 41	—	—
Series 42	125,000	100,000
Series 43	50,000	140,000
Series 44	75,000	115,000
Series 45	175,000	275,000
Series 46	100,000	215,000

	$1,750,000	$1,770,000

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

An affiliate of the general partner of the fund has advanced funds to pay some operating expenses of the fund, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable to affiliates. The total advances for the years ended March 31, 2009 and 2008, are as follows:.

	2009	2008

Series 20	$—	$—
Series 21	108,007	79,455
Series 22	37,496	20,620
Series 23	47,736	30,524
Series 24	—	—
Series 25	—	—
Series 26	—	—
Series 27	41,806	26,765
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	—	—
Series 32	—	—
Series 33	34,528	18,039
Series 34	47,228	28,940
Series 35	—	—
Series 36	110,046	94,121
Series 37	—	—
Series 38	69,191	69,191
Series 39	220,455	220,455
Series 40	307,469	297,730
Series 41	340,438	316,409
Series 42	221,615	221,615
Series 43	51,482	51,482
Series 44	—	—
Series 45	—	—
Series 46	—	—

	$1,637,497	$1,475,346

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the fund’s interests in operating limited partnerships.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

During the years ended March 31, 2009 and 2008, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or  Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2009	2008

Series 20	$17,881	$21,639
Series 21	13,553	17,555
Series 22	16,876	20,620
Series 23	17,213	20,971
Series 24	15,388	20,318
Series 25	16,434	20,246
Series 26	20,948	24,403
Series 27	15,042	18,467
Series 28	20,746	22,392
Series 29	20,459	22,271
Series 30	17,749	19,574
Series 31	20,988	22,815
Series 32	20,217	22,156
Series 33	16,488	18,039
Series 34	18,287	20,162
Series 35	17,719	19,636
Series 36	15,926	17,892
Series 37	21,479	23,561
Series 38	22,012	24,049
Series 39	21,380	23,448
Series 40	22,690	24,666
Series 41	24,030	27,677
Series 42	23,924	25,816
Series 43	25,154	27,571
Series 44	22,264	24,517
Series 45	26,557	29,347
Series 46	23,335	25,538

	$534,739	$605,346

Accounts payable - affiliates at March 31, 2009 and 2008 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2009 and 2008, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes.  The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2009 and 2008 by series are as follows:

	2009	2008

Series 20	22	22
Series 21	13	13
Series 22	29	29
Series 23	22	22
Series 24	24	24
Series 25	22	22
Series 26	45	45
Series 27	16	16
Series 28	26	26
Series 29	21	22
Series 30	18	18
Series 31	26	26
Series 32	16	17
Series 33	10	10
Series 34	14	14
Series 35	11	11
Series 36	11	11
Series 37	7	7
Series 38	10	10
Series 39	9	9
Series 40	16	16
Series 41	21	21
Series 42	23	23
Series 43	23	23
Series 44	10	10
Series 45	30	30
Series 46	15	15

	510	512

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2009 the Fund disposed of one operating limited partnership in Series 29 and one operating limited partnership in Series 32.   No proceeds were received from the dispositions and no gains were recorded.

During the year ended March 31, 2008 the Fund disposed of one operating limited partnership in Series 21 and one operating limited partnership in Series 31.   No proceeds were received from the dispositions and no gains were recorded.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the fund’s investment in each operating limited partnership, the fund is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations.  At March 31, 2009 and 2008, contributions are payable to operating limited partnerships as follows:

	2009	2008

Series 20	$—	$—
Series 21	—	236,479
Series 22	9,352	9,352
Series 23	—	—
Series 24	9,999	9,999
Series 25	10,001	61,733
Series 26	14,490	29,490
Series 27	39,749	39,749
Series 28	40,968	40,968
Series 29	10,197	45,783
Series 30	127,396	127,396
Series 31	66,294	66,294
Series 32	298,561	298,561
Series 33	194,154	194,154
Series 34	—	8,244
Series 35	—	—
Series 36	—	—
Series 37	138,438	138,438
Series 38	—	—
Series 39	—	—
Series 40	102	8,694
Series 41	100	100
Series 42	452,937	457,148
Series 43	307,738	310,006
Series 44	590,561	702,126
Series 45	16,724	16,724
Series 46	20,138	20,138

	$2,347,899	$2,821,576

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$595,641,992	$24,751,070	$12,367,163

Acquisition costs of operating limited partnerships	46,131,056	3,540,340	1,923,140

Cumulative distributions from operating limited partnerships	(7,148,485)	(3,612,833)	(29,005)

Cumulative impairment loss in investments in operating limited partnerships	(209,578,825)	(4,604,488)	(746,232)

Cumulative losses from operating limited partnerships	(305,872,417)	(20,074,089)	(13,417,187)

Investments in operating limited partnerships per balance sheet	119,173,321	—	97,879

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(6,787,905)	—	(236,474)

The fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(7,359,789)	(444,246)	(110,624)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	2,628,827	286,158	623,372

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(36,349,415)	(3,366,332)	(3,666,793)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	1,989,552	253,099	174,071

Cumulative impairment loss in investments in operating limited partnerships	209,578,825	4,604,488	746,232

Other	(4,936,282)	(145,391)	(24,421)

Equity per operating limited partnerships’ combined financial statements	$277,937,134	$1,187,776	$(2,396,758)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,295,620	$23,797,395	$15,476,459

Acquisition costs of operating limited partnerships	2,504,765	3,504,553	2,030,314

Cumulative distributions from operating limited partnerships	(120,970)	(58,149)	(152,898)

Cumulative impairment loss in investments in operating limited partnerships	(6,562,719)	(11,676,945)	(5,389,926)

Cumulative losses from operating limited partnerships	(14,116,696)	(15,566,854)	(11,963,949)

Investments in operating limited partnerships per balance sheet	—	—	—

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 22	Series 23	Series 24

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(481,359)	(11,581)	(30,158)

The fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(484,368)	(436,119)	(516,941)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	259,228	179,850	95,695

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,574,176)	(2,754,095)	(2,680,592)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,346	46,426	61,209

Cumulative impairment loss in investments in operating limited partnerships	6,562,719	11,676,945	5,389,926

Other	(271,822)	(69,454)	182,710

Equity per operating limited partnerships’ combined financial statements	$1,126,568	$8,631,972	$2,501,849

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$21,913,216	$28,887,643	$16,970,475

Acquisition costs of operating limited partnerships	2,803,677	3,968,917	2,467,629

Cumulative distributions from operating limited partnerships	(265,151)	(455,894)	(69,055)

Cumulative impairment loss in investments in operating limited partnerships	(11,724,939)	(17,902,141)	(10,580,622)

Cumulative losses from operating limited partnerships	(12,717,342)	(13,160,275)	(6,093,227)

Investments in operating limited partnerships per balance sheet	9,461	1,338,250	2,695,200

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 25	Series 26	Series 27

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(111,404)	(108,982)	(316,117)

The fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(689,409)	(73,142)	(369,748)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	335,542	123,194	205,532

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,690,637)	(2,931,539)	(1,215,186)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	48,848	195,682	—

Cumulative impairment loss in investments in operating limited partnerships	11,724,939	17,902,141	10,580,622

Other	(219,121)	(228,871)	(42,654)

Equity per operating limited partnerships’ combined financial statements	$6,408,219	$16,216,733	$11,537,649

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$28,566,056	$28,419,361	$15,301,412

Acquisition costs of operating limited partnerships	4,191,674	4,100,111	1,640,751

Cumulative distributions from operating limited partnerships	(529,321)	(26,147)	(169,889)

Cumulative impairment loss in investments in operating limited partnerships	(17,484,651)	(10,500,801)	(7,524,223)

Cumulative losses from operating limited partnerships	(14,055,570)	(21,383,002)	(8,030,725)

Investments in operating limited partnerships per balance sheet	688,188	609,522	1,217,326

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(289,605)	(158,645)	(135,225)

The fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(596,128)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	129,668	265,241	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(214,652)	(1,611,939)	(318,066)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,284	7,039	7,712

Cumulative impairment loss in investments in operating limited partnerships	17,484,651	10,500,801	7,524,223

Other	(215,223)	(57,119)	(4,468)

Equity per operating limited partnerships’ combined financial statements	$17,034,258	$8,958,772	$8,055,801

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$31,876,958	$34,079,966	$19,377,023

Acquisition costs of operating limited partnerships	4,586,765	4,291,123	2,010,987

Cumulative distributions from operating limited partnerships	(60,564)	(98,227)	(22,915)

Cumulative impairment loss in investments in operating limited partnerships	(14,357,798)	(16,120,674)	(11,210,624)

Cumulative losses from operating limited partnerships	(21,398,218)	(19,120,417)	(8,365,341)

Investments in operating limited partnerships per balance sheet	647,143	3,031,771	1,789,130

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 31	Series 32	Series 33

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(138,370)	(1,715,608)	(1,561,054)

The fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,741,159)	(624,017)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	125,347	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,680,389)	(981,501)	(24,948)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	43,473	42,262	9,684

Cumulative impairment loss in investments in operating limited partnerships	14,357,798	16,120,674	11,210,624

Other	(327,579)	(420,490)	(10,495)

Equity per operating limited partnerships’ combined financial statements	$12,949,823	$14,335,949	$10,788,924

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$25,652,136	$23,888,138	$15,338,469

Acquisition costs of operating limited partnerships	2,566,310	—	—

Cumulative distributions from operating limited partnerships	(21,895)	(14,531)	(60,499)

Cumulative impairment loss in investments in operating limited partnerships	(10,379,300)	(8,342,254)	(4,813,149)

Cumulative losses from operating limited partnerships	(15,857,395)	(9,886,814)	(6,632,380)

Investments in operating limited partnerships per balance sheet	1,959,856	5,644,539	3,832,441

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(38,698)	—	(14,791)

The fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(346,282)	(612,005)	(1,820,755)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	6,464	78,017	1,370

Cumulative impairment loss in investments in operating limited partnerships	10,379,300	8,342,254	4,813,149

Other	(143,300)	(144,148)	(111,809)

Equity per operating limited partnerships’ combined financial statements	$11,521,806	$13,308,657	$6,699,605

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,513,938	$18,910,878	$16,749,466

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(105,700)	(362,408)	(174,162)

Cumulative impairment loss in investments in operating limited partnerships	(5,725,704)	(5,753,161)	(3,580,647)

Cumulative losses from operating limited partnerships	(8,787,719)	(6,500,003)	(6,930,948)

Investments in operating limited partnerships per balance sheet	3,894,815	6,295,306	6,063,709

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(155,365)	—	—

The fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	303,810	59,461	279,219

Cumulative impairment loss in investments in operating limited partnerships	5,725,704	5,753,161	3,580,647

Other	15,363	(235,259)	(129,984)

Equity per operating limited partnerships’ combined financial statements	$9,784,327	$11,872,669	$9,793,591

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$19,569,292	$18,451,656	$19,953,905

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(47,339)	(396,828)	(24,627)

Cumulative impairment loss in investments in operating limited partnerships	(5,506,211)	(3,348,914)	(4,380,914)

Cumulative losses from operating limited partnerships	(6,689,380)	(8,422,510)	(8,087,824)

Investments in operating limited partnerships per balance sheet	7,326,362	6,283,404	7,460,540

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(25,172)	(33,807)	(480,654)

The fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(545,494)	(361,568)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	78,811	1,049	47,033

Cumulative impairment loss in investments in operating limited partnerships	5,506,211	3,348,914	4,380,914

Other	(446,432)	(652,717)	(98,395)

Equity per operating limited partnerships’ combined financial statements	$12,439,780	$8,401,349	$10,947,870

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$26,818,608	$19,498,587	$29,707,426

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(141,170)	(22,790)	(90,624)

Cumulative impairment loss in investments in operating limited partnerships	(3,859,298)	(2,413,122)	(3,218,558)

Cumulative losses from operating limited partnerships	(11,274,938)	(6,620,424)	(7,213,256)

Investments in operating limited partnerships per balance sheet	11,543,202	10,442,251	19,184,988

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(223,508)	(373,551)	(129,725)

The fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(828,938)	(1,015,896)	(107,632)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	(21,155)	28,744

Cumulative impairment loss in investments in operating limited partnerships	3,859,298	2,413,122	3,218,558

Other	(307,736)	(331,443)	(294,674)

Equity per operating limited partnerships’ combined financial statements	$14,042,318	$11,113,328	$21,900,259

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$22,509,676

Acquisition costs of operating limited partnerships	—

Cumulative distributions from operating limited partnerships	(14,894)

Cumulative impairment loss in investments in operating limited partnerships	(1,870,810)

Cumulative losses from operating limited partnerships	(3,505,934)

Investments in operating limited partnerships per balance sheet	17,118,038

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(18,052)

The fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—

Cumulative losses from operating limited partnerships for the three months ended March 31, 1995 which the operating limited partnerships have not included in their capital as of December 31, 1994 due to different year ends (see note A).	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	4,594

Cumulative impairment loss in investments in operating limited partnerships	1,870,810

Other	(201,350)

Equity per operating limited partnerships’ combined financial statements	$18,774,040

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,421,049,248	$49,605,124	$21,181,693
Construction in progress	267,144	—	—
Land	126,395,113	6,112,210	2,839,206
Other assets	150,192,082	9,332,778	2,045,850

	$1,697,903,587	$65,050,112	$26,066,749

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$1,121,059,748	$59,460,743	$20,983,010
Accounts payable and accrued expenses	52,233,263	3,540,386	1,515,441
Other liabilities	161,495,239	4,070,910	5,408,009

	1,334,788,250	67,072,039	27,906,460
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	277,937,134	1,187,776	(2,396,758)
Other partners	85,178,203	(3,209,703)	557,047

	363,115,337	(2,021,927)	(1,839,711)

	$1,697,903,587	$65,050,112	$26,066,749

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	52,384,744	$50,959,512	$43,254,693
Construction in progress	267,144	—	—
Land	4,250,201	3,957,131	3,886,295
Other assets	5,620,473	5,111,323	4,780,219

	62,522,562	$60,027,966	$51,921,207

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	50,094,575	$38,958,342	$40,803,304
Accounts payable and accrued expenses	3,926,361	6,965,632	1,888,600
Other liabilities	8,235,940	7,254,078	4,395,693

	62,256,876	53,178,052	47,087,597
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	1,126,568	8,631,972	2,501,849
Other partners	(860,882)	(1,782,058)	2,331,761

	265,686	6,849,914	4,833,610

	$62,522,562	$60,027,966	$51,921,207

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$48,046,561	$63,749,272	$55,496,567
Construction in progress	—	—	—
Land	3,701,410	5,310,128	6,005,394
Other assets	8,175,226	12,122,469	7,782,649

	$59,923,197	$81,181,869	$69,284,610

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$40,248,559	$53,627,016	$44,482,008
Accounts payable and accrued expenses	3,095,596	3,246,866	1,322,848
Other liabilities	6,208,603	5,650,264	8,541,865

	49,552,758	62,524,146	54,346,721
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	6,408,219	16,216,733	11,537,649
Other partners	3,962,220	2,440,990	3,400,240

	10,370,439	18,657,723	14,937,889

	$59,923,197	$81,181,869	$69,284,610

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$54,571,009	$47,841,657	$35,288,999
Construction in progress	—	—	—
Land	5,523,586	2,816,806	2,406,880
Other assets	6,699,472	4,946,973	3,663,003

	$66,794,067	$55,605,436	$41,358,882

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$40,833,023	$36,765,693	$24,981,133
Accounts payable and accrued expenses	1,920,925	1,674,836	1,166,145
Other liabilities	3,529,092	7,672,682	4,866,210

	46,283,040	46,113,211	31,013,488
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	17,034,258	8,958,772	8,055,801
Other partners	3,476,769	533,453	2,289,593

	20,511,027	9,492,225	10,345,394

	$66,794,067	$55,605,436	$41,358,882

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$54,834,189	$57,905,954	$49,278,499
Construction in progress	—	—	—
Land	4,222,958	4,281,042	5,245,180
Other assets	5,949,802	5,925,343	4,434,550

	$65,006,949	$68,112,339	$58,958,229

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$45,995,554	$40,036,493	$33,801,967
Accounts payable and accrued expenses	1,179,412	2,806,866	1,371,726
Other liabilities	6,189,585	4,697,771	3,205,542

	53,364,551	47,541,130	38,379,235
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	12,949,823	14,335,949	10,788,924
Other partners	(1,307,425)	6,235,260	9,790,070

	11,642,398	20,571,209	20,578,994

	$65,006,949	$68,112,339	$58,958,229

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$53,744,378	$45,592,905	$40,843,695
Construction in progress	—	—	—
Land	5,358,490	3,734,936	2,791,180
Other assets	4,483,451	3,372,020	4,046,646

	$63,586,319	$52,699,861	$47,681,521

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$43,851,649	$24,891,419	$34,945,240
Accounts payable and accrued expenses	2,273,725	959,320	1,259,633
Other liabilities	5,588,845	8,039,021	3,455,784

	51,714,219	33,889,760	39,660,657
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	11,521,806	13,308,657	6,699,605
Other partners	350,294	5,501,444	1,321,259

	11,872,100	18,810,101	8,020,864

	$63,586,319	$52,699,861	$47,681,521

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$40,593,398	$31,545,064	$26,801,809
Construction in progress	—	—	—
Land	2,432,620	2,144,257	1,801,039
Other assets	3,547,951	2,345,322	2,159,930

	$46,573,969	$36,034,643	$30,762,778

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$30,151,085	$18,010,424	$14,233,625
Accounts payable and accrued expenses	1,619,174	534,070	482,231
Other liabilities	3,039,147	1,637,909	1,792,211

	34,809,406	20,182,403	16,508,067
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	9,784,327	11,872,669	9,793,591
Other partners	1,980,236	3,979,571	4,461,120

	11,764,563	15,852,240	14,254,711

	$46,573,969	$36,034,643	$30,762,778

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$63,848,467	$91,764,694	$71,379,671
Construction in progress	—	—	—
Land	5,081,041	11,358,983	7,416,333
Other assets	4,632,736	9,664,734	7,504,784

	$73,562,244	$112,788,411	$86,300,788

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$48,401,387	$86,247,388	$52,929,983
Accounts payable and accrued expenses	1,125,190	1,775,698	2,547,515
Other liabilities	8,032,730	11,376,840	11,542,080

	57,559,307	99,399,926	67,019,578
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	12,439,780	8,401,349	10,947,870
Other partners	3,563,157	4,987,136	8,333,340

	16,002,937	13,388,485	19,281,210

	$73,562,244	$112,788,411	$86,300,788

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$70,389,777	$69,007,633	$84,048,748
Construction in progress	—	—	—
Land	6,704,151	7,662,597	6,939,644
Other assets	5,667,992	5,349,918	7,100,667

	$82,761,920	$82,020,148	$98,089,059

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$50,536,842	$57,520,455	$61,601,480
Accounts payable and accrued expenses	1,387,933	1,037,362	1,119,837
Other liabilities	9,520,644	8,911,909	5,434,313

	61,445,419	67,469,726	68,155,630
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	14,042,318	11,113,328	21,900,259
Other partners	7,274,183	3,437,094	8,033,170

	21,316,501	14,550,422	29,933,429

	$82,761,920	$82,020,148	$98,089,059

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$47,090,536
Construction in progress	—
Land	2,411,415
Other assets	3,725,801

$53,227,752

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$26,667,351
Accounts payable and accrued expenses	489,935
Other liabilities	3,197,562

30,354,848
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	18,774,040
Other partners	4,098,864

22,872,904

$53,227,752

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2008 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$231,676,969	$12,892,062	$4,462,376
Interest and other	12,168,503	795,255	106,473

	243,845,472	13,687,317	4,568,849
Expenses
Interest	62,685,352	3,413,769	1,326,453
Depreciation and amortization	69,199,771	3,145,681	920,716
Taxes and insurance	30,369,474	1,918,673	588,332
Repairs and maintenance	42,038,713	2,813,863	587,223
Operating expenses	80,038,402	3,572,932	1,630,115
Other expenses	7,356,872	672,059	76,721

	291,688,584	15,536,977	5,129,560

NET LOSS	$(47,843,112)	$(1,849,660)	$(560,711)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(31,371,456)	$(1,189,522)	$(492,938)

Net income (loss) allocated to other partners	$(16,471,656)	$(660,138)	$(67,773)

*

Amounts include $796,781, $461,920, $1,240,851, $979,955, $842,764, $1,661,296, $900,388, $164,494, $161,220, $1,255,416, $318,066, $1,107,821, $346,834, $24,948, $341,956, $232,481, $427,293, $196,161, $185,732, $296,324, $362,181 and $27,034 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2008 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$9,811,382	$8,995,183	$9,190,286
Interest and other	829,951	628,303	160,951

	10,641,333	9,623,486	9,351,237
Expenses
Interest	2,664,551	2,536,616	2,313,186
Depreciation and amortization	2,797,822	2,313,934	2,706,521
Taxes and insurance	1,654,019	1,356,187	1,177,926
Repairs and maintenance	2,860,289	2,080,500	1,730,471
Operating expenses	3,476,412	3,277,850	3,082,444
Other expenses	280,201	369,806	106,878

	13,733,294	11,934,893	11,117,426

NET LOSS	$(3,091,961)	$(2,311,407)	$(1,766,189)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,386,300)	$(1,019,496)	$(1,007,476)

Net income (loss) allocated to other partners	$(1,705,661)	$(1,291,911)	$(758,713)

*

Amounts include $796,781, $461,920, $1,240,851, $979,955, $842,764, $1,661,296, $900,388, $164,494, $161,220, $1,255,416, $318,066, $1,107,821, $346,834, $24,948, $341,956, $232,481, $427,293, $196,161, $185,732, $296,324, $362,181 and $27,034 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2008 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$12,821,510	$12,251,010	$10,093,201
Interest and other	335,140	618,641	391,776

	13,156,650	12,869,651	10,484,977
Expenses
Interest	2,865,229	2,300,508	2,731,223
Depreciation and amortization	2,918,076	3,157,121	2,547,401
Taxes and insurance	1,722,991	1,755,156	1,214,068
Repairs and maintenance	3,528,493	1,971,363	1,290,039
Operating expenses	4,082,438	4,250,404	2,934,411
Other expenses	198,164	366,693	286,451

	15,315,391	13,801,245	11,003,593

NET LOSS	$(2,158,741)	$(931,594)	$(518,616)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,761,396)	$(913,872)	$33,573

Net income (loss) allocated to other partners	$(397,345)	$(17,722)	$(552,189)

*

Amounts include $796,781, $461,920, $1,240,851, $979,955, $842,764, $1,661,296, $900,388, $164,494, $161,220, $1,255,416, $318,066, $1,107,821, $346,834, $24,948, $341,956, $232,481, $427,293, $196,161, $185,732, $296,324, $362,181 and $27,034 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2008 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$9,729,199	$6,778,730	$6,401,396
Interest and other	215,750	424,152	249,945

	9,944,949	7,202,882	6,651,341
Expenses
Interest	2,067,201	1,907,500	1,226,523
Depreciation and amortization	2,936,155	2,468,621	1,626,655
Taxes and insurance	1,237,740	1,037,861	803,950
Repairs and maintenance	1,578,795	1,253,209	1,238,136
Operating expenses	3,304,339	2,866,548	2,804,534
Other expenses	337,235	164,188	91,581

	11,461,465	9,697,927	7,791,379

NET LOSS	$(1,516,516)	$(2,495,045)	$(1,140,038)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(844,388)	$(2,436,009)	$(755,978)

Net income (loss) allocated to other partners	$(672,128)	$(59,036)	$(384,060)

*

Amounts include $796,781, $461,920, $1,240,851, $979,955, $842,764, $1,661,296, $900,388, $164,494, $161,220, $1,255,416, $318,066, $1,107,821, $346,834, $24,948, $341,956, $232,481, $427,293, $196,161, $185,732, $296,324, $362,181 and $27,034 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2008 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$10,039,438	$8,787,117	$7,769,265
Interest and other	503,202	380,811	342,837

	10,542,640	9,167,928	8,112,102
Expenses
Interest	1,523,511	2,305,145	2,022,504
Depreciation and amortization	2,927,976	3,295,844	2,272,089
Taxes and insurance	1,421,738	1,232,398	1,282,459
Repairs and maintenance	1,841,853	1,221,772	1,053,763
Operating expenses	4,801,197	3,178,556	2,538,761
Other expenses	319,247	194,550	459,677

	12,835,522	11,428,265	9,629,253

NET LOSS	$(2,292,882)	$(2,260,337)	$(1,517,151)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(2,289,452)	$(1,798,622)	$(549,255)

Net income (loss) allocated to other partners	$(3,430)	$(461,715)	$(967,896)

*

Amounts include $796,781, $461,920, $1,240,851, $979,955, $842,764, $1,661,296, $900,388, $164,494, $161,220, $1,255,416, $318,066, $1,107,821, $346,834, $24,948, $341,956, $232,481, $427,293, $196,161, $185,732, $296,324, $362,181 and $27,034 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2008 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$8,126,163	$6,036,997	$6,373,812
Interest and other	651,532	491,616	339,382

	8,777,695	6,528,613	6,713,194
Expenses
Interest	2,426,912	1,771,331	2,033,762
Depreciation and amortization	2,983,259	2,096,616	1,874,789
Taxes and insurance	1,143,784	892,144	622,400
Repairs and maintenance	1,183,214	1,094,223	1,451,190
Operating expenses	3,037,884	2,224,912	2,271,760
Other expenses	50,175	78,200	99,230

	10,825,228	8,157,426	8,353,131

NET LOSS	$(2,047,533)	$(1,628,813)	$(1,639,937)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,384,749)	$(1,032,870)	$(917,851)

Net income (loss) allocated to other partners	$(662,784)	$(595,943)	$(722,086)

*

Amounts include $796,781, $461,920, $1,240,851, $979,955, $842,764, $1,661,296, $900,388, $164,494, $161,220, $1,255,416, $318,066, $1,107,821, $346,834, $24,948, $341,956, $232,481, $427,293, $196,161, $185,732, $296,324, $362,181 and $27,034 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2008 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$5,699,829	$4,227,311	$3,380,239
Interest and other	316,535	179,252	217,963

	6,016,364	4,406,563	3,598,202
Expenses
Interest	1,360,998	1,114,123	868,055
Depreciation and amortization	2,031,855	1,482,940	1,313,280
Taxes and insurance	748,549	528,608	443,245
Repairs and maintenance	1,018,130	648,984	453,077
Operating expenses	2,696,589	1,468,048	1,441,091
Other expenses	76,613	51,984	87,461

	7,932,734	5,294,687	4,606,209

NET LOSS	$(1,916,370)	$(888,124)	$(1,008,007)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,297,634)	$(578,692)	$(705,389)

Net income (loss) allocated to other partners	$(618,736)	$(309,432)	$(302,618)

*

Amounts include $796,781, $461,920, $1,240,851, $979,955, $842,764, $1,661,296, $900,388, $164,494, $161,220, $1,255,416, $318,066, $1,107,821, $346,834, $24,948, $341,956, $232,481, $427,293, $196,161, $185,732, $296,324, $362,181 and $27,034 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2008 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$8,840,062	$14,940,535	$10,517,920
Interest and other	536,805	989,046	570,293

	9,376,867	15,929,581	11,088,213
Expenses
Interest	3,145,067	5,663,853	3,397,617
Depreciation and amortization	2,742,487	4,097,394	3,266,946
Taxes and insurance	1,148,823	1,751,906	1,038,682
Repairs and maintenance	1,485,918	2,281,400	1,668,321
Operating expenses	2,424,473	3,494,702	3,490,973
Other expenses	103,759	465,407	854,554

	11,050,527	17,754,662	13,717,093

NET LOSS	$(1,673,660)	$(1,825,081)	$(2,628,880)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(774,697)	$(1,004,910)	$(1,689,854)

Net income (loss) allocated to other partners	$(898,963)	$(820,171)	$(939,026)

*

Amounts include $796,781, $461,920, $1,240,851, $979,955, $842,764, $1,661,296, $900,388, $164,494, $161,220, $1,255,416, $318,066, $1,107,821, $346,834, $24,948, $341,956, $232,481, $427,293, $196,161, $185,732, $296,324, $362,181 and $27,034 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2008 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$8,996,346	$9,114,821	$10,239,816
Interest and other	639,996	292,603	689,662

	9,636,342	9,407,424	10,929,478
Expenses
Interest	2,711,247	2,877,525	2,656,440
Depreciation and amortization	3,249,810	3,048,903	3,419,588
Taxes and insurance	917,486	925,385	1,175,536
Repairs and maintenance	1,632,261	1,517,507	1,745,738
Operating expenses	3,218,176	2,958,450	3,769,377
Other expenses	1,025,716	377,645	115,795

	12,754,696	11,705,415	12,882,474

NET LOSS	$(3,118,354)	$(2,297,991)	$(1,952,996)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(2,231,669)	$(1,433,281)	$(1,143,893)

Net income (loss) allocated to other partners	$(886,685)	$(864,710)	$(809,103)

*

Amounts include $796,781, $461,920, $1,240,851, $979,955, $842,764, $1,661,296, $900,388, $164,494, $161,220, $1,255,416, $318,066, $1,107,821, $346,834, $24,948, $341,956, $232,481, $427,293, $196,161, $185,732, $296,324, $362,181 and $27,034 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2008 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$5,160,963
Interest and other	270,631

5,431,594
Expenses
Interest	1,454,503
Depreciation and amortization	1,557,292
Taxes and insurance	629,428
Repairs and maintenance	808,981
Operating expenses	1,741,026
Other expenses	46,882

6,238,112

NET LOSS	$(806,518)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(764,836)

Net income (loss) allocated to other partners	$(41,682)

*

Amounts include $796,781, $461,920, $1,240,851, $979,955, $842,764, $1,661,296, $900,388, $164,494, $161,220, $1,255,416, $318,066, $1,107,821, $346,834, $24,948, $341,956, $232,481, $427,293, $196,161, $185,732, $296,324, $362,181 and $27,034 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE D - NOTES RECEIVABLE

Notes receivable at March 31, 2009 and 2008 consist of advance installments of $723,071 and $892,005, respectively, of capital contributions to operating limited partnerships.  The notes are comprised of noninterest bearing and interest bearing notes with rates ranging from prime to prime + 1.00%.  Prime was 3.25% and 5.25% as of March 31, 2009 and 2008, respectively.  These notes are secured by future installments of capital contributions or paid upon demand.  The carrying value of the notes receivable at March 31, 2009 and 2008 approximates fair value.  The notes at March 31, 2009 and 2008 by series are as follows:

	2009	2008

Series 20	$—	$—
Series 21	—	236,476
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	—	129,062
Series 27	—	—
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	—	—
Series 32	46,908	46,908
Series 33	—	—
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	—
Series 42	292,933	292,933
Series 43	186,626	186,626
Series 44	196,604	—
Series 45	—	—
Series 46	—	—

	$723,071	$892,005

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2009 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(113,256,678)	$(1,573,686)	$(521,323)

Operating limited partnership rents received in advance	32,257	—	(7,146)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	5,329,752	287,752	180,372

Other	3,333,786	(174,584)	171,479

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(12,331,916)	(796,781)	(461,920)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(5,802,253)	(75,063)	(293,315)

Impairment loss not recognized for tax purposes	85,330,656	873,961	114,377

Difference due to fiscal year for book purposes and calendar year for tax purposes	(167,592)	3,827	148,353

Income (loss) for tax return purposes, December 31, 2008	$(37,531,988)	$(1,454,574)	$(669,123)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2009 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(974,194)	$(1,118,218)	$(668,822)

Operating limited partnership rents received in advance	—	—	1,829

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	254,591	240,264	177,736

Other	116,718	(252,769)	395,625

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,240,851)	(979,955)	(842,764)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(40,494)	(199,365)	(108,192)

Impairment loss not recognized for tax purposes	541,202	799,427	282,261

Difference due to fiscal year for book purposes and calendar year for tax purposes	3,450	16,572	(135,132)

Income (loss) for tax return purposes, December 31, 2008	$(1,339,578)	$(1,494,044)	$(897,459)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2009 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$(2,854,621)	$(4,529,704)	$(4,524,267)

Operating limited partnership rents received in advance	(456)	—	(545)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	222,676	(340,240)	315,204

Other	973,979	1,333,432	(211,556)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,661,296)	(900,388)	(164,494)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(124,976)	(490,988)	(356,197)

Impairment loss not recognized for tax purposes	2,471,550	4,780,554	4,301,123

Difference due to fiscal year for book purposes and calendar year for tax purposes	(29,636)	(535,553)	94,481

Income (loss) for tax return purposes, December 31, 2008	$(1,002,780)	$(682,887)	$(546,251)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2009 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(5,152,986)	$(3,236,562)	$(3,481,426)

Operating limited partnership rents received in advance	(177)	(1,988)	(767)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	259,116	334,692	161,169

Other	40,402	123,799	78,303

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(161,220)	(1,255,416)	(318,066)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(299,443)	(219,568)	(141,816)

Impairment loss not recognized for tax purposes	4,140,066	1,715,287	2,814,246

Difference due to fiscal year for book purposes and calendar year for tax purposes	(154,524)	51,536	(79,129)

Income (loss) for tax return purposes, December 31, 2008	$(1,328,766)	$(2,488,220)	$(967,486)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2009 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(5,668,443)	$(6,260,761)	$(5,082,253)

Operating limited partnership rents received in advance	434	17,699	2,553

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	314,152	303,345	173,964

Other	1,014,538	201,226	(76,900)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,107,821)	(346,834)	(24,948)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(399,170)	(225,401)	(120,156)

Impairment loss not recognized for tax purposes	3,983,987	4,272,196	4,328,479

Difference due to fiscal year for book purposes and calendar year for tax purposes	267,008	161,866	9,246

Income (loss) for tax return purposes, December 31, 2008	$(1,595,315)	$(1,876,664)	$(790,015)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2009 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(5,616,496)	$(6,285,010)	$(3,824,248)

Operating limited partnership rents received in advance	1,320	587	2,292

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	293,196	203,360	135,599

Other	(20,947)	21,026	(12,404)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(341,956)	(232,481)	(427,293)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(213,583)	(287,734)	(131,983)

Impairment loss not recognized for tax purposes	4,230,134	5,113,606	3,085,005

Difference due to fiscal year for book purposes and calendar year for tax purposes	(19,195)	11,784	3,682

Income (loss) for tax return purposes, December 31, 2008	$(1,687,527)	$(1,454,862)	$(1,169,350)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2009 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(6,790,196)	$(6,258,767)	$(4,318,730)

Operating limited partnership rents received in advance	26,479	—	—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	179,864	139,400	111,800

Other	(151,378)	46,009	72,699

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(194,109)	(198,744)	(121,862)

Impairment loss not recognized for tax purposes	5,083,007	5,386,462	3,386,978

Difference due to fiscal year for book purposes and calendar year for tax purposes	92,859	18,948	13,280

Income (loss) for tax return purposes, December 31, 2008	$(1,753,474)	$(866,692)	$(855,835)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2009 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(5,416,173)	$(3,871,357)	$(6,857,155)

Operating limited partnership rents received in advance	6,486	(5,681)	(5,484)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	200,017	246,830	127,320

Other	14,593	(311,881)	180,212

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(196,161)	(185,732)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(120,788)	(56,423)	(84,105)

Impairment loss not recognized for tax purposes	4,292,781	2,680,272	4,924,845

Difference due to fiscal year for book purposes and calendar year for tax purposes	2,655	(10,512)	(82,564)

Income (loss) for tax return purposes, December 31, 2008	$(1,020,429)	$(1,524,913)	$(1,982,663)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2009 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$(6,502,229)	$(3,188,252)	$(4,427,068)

Operating limited partnership rents received in advance	(5,610)	23	409

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	256,780	209,701	191,564

Other	(107,971)	655,839	(541,425)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(296,324)	(362,181)	(27,034)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(169,573)	(242,991)	(379,394)

Impairment loss not recognized for tax purposes	4,043,890	1,773,459	2,787,550

Difference due to fiscal year for book purposes and calendar year for tax purposes	12,905	21,372	(28,735)

Income (loss) for tax return purposes, December 31, 2008	$(2,768,132)	$(1,133,030)	$(2,424,133)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2009 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(4,253,731)

Operating limited partnership rents received in advance	—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	149,528

Other	(244,278)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(506,820)

Impairment loss not recognized for tax purposes	3,123,951

Difference due to fiscal year for book purposes and calendar year for tax purposes	(26,436)

Income (loss) for tax return purposes, December 31, 2008	$(1,757,786)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2009 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2008	$228,426,732	$(2,757,562)	$(1,278,168)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	36,349,415	3,366,332	3,666,793

Impairment loss in investment in operating limited partnerships	(209,578,825)	(4,604,488)	(746,232)

Historic tax credits - cumulative	978,267	570,617	—

Less share of loss - three months ended March 31, 2009	(2,628,827)	(286,158)	(623,372)

Impairment loss not recognized for tax purposes	—	—	—

Other	65,626,559	3,711,259	(921,142)

Investments in operating limited partnerships - as reported	$119,173,321	$—	$97,879

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2009 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2008	$(260,718)	$3,995,683	$2,416,089

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	4,574,176	2,754,095	2,680,592

Impairment loss in investment in operating limited partnerships	(6,562,719)	(11,676,945)	(5,389,926)

Historic tax credits - cumulative	223,537	—	—

Less share of loss - three months ended March 31, 2009	(259,228)	(179,850)	(95,695)

Impairment loss not recognized for tax purposes	—	—	—

Other	2,284,952	5,107,017	388,940

Investments in operating limited partnerships - as reported	$—	$—	$—

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2009 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2008	$6,769,443	$10,202,311	$6,660,572

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	4,690,637	2,931,539	1,215,186

Impairment loss in investment in operating limited partnerships	(11,724,939)	(17,902,141)	(10,580,622)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2009	(335,542)	(123,194)	(205,532)

Impairment loss not recognized for tax purposes	—	—	—

Other	609,862	6,229,735	5,605,596

Investments in operating limited partnerships - as reported	$9,461	$1,338,250	$2,695,200

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2009 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2008	$15,284,572	$7,272,760	$5,707,068

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	214,652	1,611,939	318,066

Impairment loss in investment in operating limited partnerships	(17,484,651)	(10,500,801)	(7,524,223)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2009	(129,668)	(265,241)	—

Impairment loss not recognized for tax purposes	—	—	—

Other	2,803,283	2,490,865	2,716,415

Investments in operating limited partnerships - as reported	$688,188	$609,522	$1,217,326

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2009 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2008	$9,437,301	$17,391,391	$10,881,109

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,680,389	981,501	24,948

Impairment loss in investment in operating limited partnerships	(14,357,798)	(16,120,674)	(11,210,624)

Historic tax credits - cumulative	—	184,113	—

Less share of loss - three months ended March 31, 2009	(125,347)	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	4,012,598	595,440	2,093,697

Investments in operating limited partnerships - as reported	$647,143	$3,031,771	$1,789,130

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2009 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2008	$9,667,330	$10,355,729	$5,158,768

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	346,282	612,005	1,820,755

Impairment loss in investment in operating limited partnerships	(10,379,300)	(8,342,254)	(4,813,149)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2009	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	2,325,544	3,019,059	1,666,067

Investments in operating limited partnerships - as reported	$1,959,856	$5,644,539	$3,832,441

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2009 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2008	$8,119,489	$9,885,417	$8,558,001

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	(5,725,704)	(5,753,161)	(3,580,647)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2009	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	1,501,030	2,163,050	1,086,355

Investments in operating limited partnerships - as reported	$3,894,815	$6,295,306	$6,063,709

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2009 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2008	$11,132,090	$5,347,460	$9,871,876

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	545,494	361,568

Impairment loss in investment in operating limited partnerships	(5,506,211)	(3,348,914)	(4,380,914)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2009	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	1,700,483	3,739,364	1,608,010

Investments in operating limited partnerships - as reported	$7,326,362	$6,283,404	$7,460,540

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2009 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2008	$12,839,659	$9,998,651	$19,511,718

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	828,938	1,015,896	107,632

Impairment loss in investment in operating limited partnerships	(3,859,298)	(2,413,122)	(3,218,558)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2009	—	—	—

Impairment loss not recognized for tax purposes	—	—	—

Other	1,733,903	1,840,826	2,784,196

Investments in operating limited partnerships - as reported	$11,543,202	$10,442,251	$19,184,988

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2009 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2008	$16,258,693

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—

Impairment loss in investment in operating limited partnerships	(1,870,810)

Historic tax credits - cumulative	—

Less share of loss - three months ended March 31, 2009	—

Impairment loss not recognized for tax purposes	—

Other	2,730,155

Investments in operating limited partnerships - as reported	$17,118,038

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE F - CASH EQUIVALENTS

Cash equivalents of $6,098,836 and $6,766,084 as of March 31, 2009 and 2008, respectively, include tax-exempt sweep accounts and money market accounts with interest rates ranging from 0.43% to 5.17% per annum.

NOTE G - CONCENTRATION OF CREDIT RISK

The fund maintains its cash and cash equivalent balances in several accounts in various financial institutions.  The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution.  At times, the balances may exceed these insurance limits; however, the fund has not experienced any losses with respect to its balances in excess of FDIC insurance.  Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2009.

NOTE H - SUBSEQUENT EVENTS

Subsequent to March 31, 2009, the Fund has entered into agreements to either sell or transfer interests in five operating limited partnerships all of which closed in May 2009.  The sales prices and other terms for the disposition of the operating limited partnerships have been determined.  The proceeds received for these five operating limited partnerships were $709,404. The gain on the sales of these operating limited partnerships was $327,885 and was recognized in the first quarter of the fiscal year ended 2010.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE I - FAIR VALUE OF FINANCIAL INSTRUMENTS

The Fund is subject to the disclosure provisions of FASB Statement No. 107, “Disclosures about Fair Value of Financial Instruments,” (FAS 107), which requires disclosure of the fair value of the Fund’s financial instruments.  As of March 31, 2009, the Fund’s financial instruments relate to other assets, notes receivable, and accounts payable - affiliates.  Management has not disclosed the fair value of the financial instruments because determination of such fair value is deemed to be impractical.  The other assets, notes receivable, and accounts payable - affiliates are due from or owed to affiliates of the Fund.  The unique nature of these financial instruments makes determination of any fair value impractical. See notes B, D, and E for disclosure of the carrying amount and terms of these financial instruments.