Form 10-K, Exhibit 13
period 2010-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2010-07-14
CIK 913778

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND IV L.P. -

SERIES 20 THROUGH SERIES 46

MARCH 31, 2010 AND 2009

Boston Capital Tax Credit Fund IV L.P. -

Series 20 through Series 46

Schedules not listed are omitted because of the absence of the conditions under which they are required or the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of

Boston Capital Tax Credit Fund IV L.P.

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund IV L.P. - Series 20 through Series 46, in total and for each series, as of March 31, 2010 and 2009, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total Partnership and for each of the series for each of the years in the two-year period ended March 31, 2010.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships which investments represent $7,099,920 and $7,016,843 of the total Partnership assets as of March 31, 2010 and 2009, respectively, and $(689,921) and $(883,397), of the total Partnership income (loss) for the years ended March 31, 2010 and 2009, respectively; of the assets for Series 20 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the income (loss) for Series 20 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 21 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the income (loss) for Series 21 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 22 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the income (loss) for Series 22 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 23 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the income (loss) for Series 23 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 24 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the income (loss) for Series 24 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 25 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the income (loss) for Series 25 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 26 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the income (loss) for Series 26 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 27 as of March 31, 2010 and 2009, $11,323 and $92,703, respectively, and of the income (loss) for Series 27 for the years ended March 31, 2010 and 2009, $(7,022) and $(5,446), respectively; of the assets for Series 28 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the income (loss) for Series 28 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 29 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the income (loss) for Series 29 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 30 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the income (loss) for Series 30 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 31 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the income (loss) for Series 31 for the years ended March

31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 32 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the income (loss) for Series 32 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 33 as of March 31, 2010 and 2009, $21,092 and $172,232, respectively, and of the income (loss) for Series 33 for the years ended March 31, 2010 and 2009, $(13,038) and $(10,113), respectively; of the assets for Series 34 as of March 31, 2010 and 2009, $164,603 and $363,514, respectively, and of the income (loss) for Series 34 for the years ended March 31, 2010 and 2009, $(198,911) and $(55,574), respectively; of the assets for Series 35 as of March 31, 2010 and 2009, $79,882 and $390,838, respectively, and of the income (loss) for Series 35 for the years ended March 31, 2010 and 2009, $(148,813) and $(127,655), respectively; of the assets for Series 36 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the income (loss) for Series 36 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 37 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the income (loss) for Series 37 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 38 as of March 31, 2010 and 2009, $237,808 and $470,330, respectively, and of the income (loss) for Series 38 for the years ended March 31, 2010 and 2009, $(40,914) and $(98,795), respectively; of the assets for Series 39 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the income (loss) for Series 39 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 40 as of March 31, 2010 and 2009, $498,571 and $734,350, respectively, and of the income (loss) for Series 40 for the years ended March 31, 2010 and 2009, $(109,329) and $(78,401), respectively; of the assets for Series 41 as of March 31, 2010 and 2009, $1,282,663 and $1,562,365, respectively, and of the income (loss) for Series 41 for the years ended March 31, 2010 and 2009, $(176,298) and $(210,508), respectively; of the assets for Series 42 as of March 31, 2010 and 2009, $1,416,999 and $264,463, respectively, and of the income (loss) for Series 42 for the years ended March 31, 2010 and 2009, $209,018 and $(42,362), respectively; of the assets for Series 43 as of March 31, 2010 and 2009, $1,882,739 and $1,032,882, respectively, and of the income (loss) for Series 43 for the years ended March 31, 2010 and 2009, $71,837 and $(87,613), respectively; of the assets for Series 44 as of March 31, 2010 and 2009, $759,655 and $960,321, respectively, and of the income (loss) for Series 44 for the years ended March 31, 2010 and 2009, $(69,219) and $(70,908), respectively; of the assets for Series 45 as of March 31, 2010 and 2009, $744,585 and $972,845, respectively, and of the (income) income (loss) for Series 45 for years ended March 31, 2010 and 2009, $(207,232) and $(96,022), respectively; and of the assets for Series 46 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the income (loss) for Series 46 for the years ended March 31, 2010 and 2009, $0 and $0, respectively. Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.

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

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund IV L.P. - Series 20 through Series 46, in total and for each series, as of March 31, 2010 and 2009, and the results of its operations and its cash flows for the total Partnership and for each of the series for each of the years in the two-year period ended March 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.
REZNICK GROUP, P.C.

Bethesda, Maryland
July 14, 2010

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2010 and 2009

	Total
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$79,603,328	$119,173,321

OTHER ASSETS
Cash and cash equivalents	6,498,869	6,181,988
Notes receivable	723,071	723,071
Deferred acquisition costs, net of accumulated amortization	8,667,943	12,900,860
Other assets	205,926	750,017

	$95,699,137	$139,729,257

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$90,252	$38,389
Accounts payable - affiliates	51,204,507	46,245,459
Capital contributions payable	2,081,011	2,347,899

	53,375,770	48,631,747
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 at March 31, 2010 and 2009 issued and outstanding	49,066,354	97,352,756
General partner	(6,742,987)	(6,255,246)

	42,323,367	91,097,510

	$95,699,137	$139,729,257

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 20
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	187,333	174,531
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	—	—
Other assets	2,633	—

	$189,966	$174,531

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$7,500	$—
Accounts payable - affiliates	3,432,216	3,145,192
Capital contributions payable	—	—

	3,439,716	3,145,192
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 at March 31, 2010 and 2009 issued and outstanding	(2,909,001)	(2,632,703)
General partner	(340,749)	(337,958)

	(3,249,750)	(2,970,661)

	$189,966	$174,531

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 21
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$97,879

OTHER ASSETS
Cash and cash equivalents	287,156	15,500
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	—	—
Other assets	—	88,577

	$287,156	$201,956

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$15,808	$—
Accounts payable - affiliates	1,515,274	1,974,141
Capital contributions payable	—	—

	1,531,082	1,974,141
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 at March 31, 2010 and 2009 issued and outstanding	(1,069,536)	(1,592,512)
General partner	(174,390)	(179,673)

	(1,243,926)	(1,772,185)

	$287,156	$201,956

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 22
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	150,885	77,660
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	—	—
Other assets	3,000	500

	$153,885	$78,160

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$20,115	$—
Accounts payable - affiliates	3,344,254	3,079,966
Capital contributions payable	9,352	9,352

	3,373,721	3,089,318
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 at March 31, 2010 and 2009 issued and outstanding	(2,968,555)	(2,761,964)
General partner	(251,281)	(249,194)

	(3,219,836)	(3,011,158)

	$153,885	$78,160

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 23
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	96,567	34,902
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	—	—
Other assets	—	—

	$96,567	$34,902

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$30,173	$—
Accounts payable - affiliates	2,814,021	2,563,533
Capital contributions payable	—	—

	2,844,194	2,563,533
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 at March 31, 2010 and 2009 issued and outstanding	(2,435,304)	(2,218,498)
General partner	(312,323)	(310,133)

	(2,747,627)	(2,528,631)

	$96,567	$34,902

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 24
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	247,141	119,321
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	—	—
Other assets	—	—

	$247,141	$119,321

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$15,678	$678
Accounts payable - affiliates	2,532,114	2,407,892
Capital contributions payable	9,999	9,999

	2,557,791	2,418,569
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 at March 31, 2010 and 2009 issued and outstanding	(2,102,246)	(2,090,958)
General partner	(208,404)	(208,290)

	(2,310,650)	(2,299,248)

	$247,141	$119,321

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 25
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$9,461

OTHER ASSETS
Cash and cash equivalents	256,530	166,596
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	—	34,283
Other assets	1,250	—

	$257,780	$210,340

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$978	$978
Accounts payable - affiliates	2,343,988	2,209,438
Capital contributions payable	10,001	10,001

	2,354,967	2,220,417
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 at March 31, 2010 and 2009 issued and outstanding	(1,818,771)	(1,732,532)
General partner	(278,416)	(277,545)

	(2,097,187)	(2,010,077)

	$257,780	$210,340

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 26
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$1,338,250

OTHER ASSETS
Cash and cash equivalents	312,412	366,614
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	—	68,646
Other assets	5,400	—

	$317,812	$1,773,510

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	3,306,873	3,089,600
Capital contributions payable	14,490	14,490

	3,321,363	3,104,090
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 at March 31, 2010 and 2009 issued and outstanding	(2,633,262)	(977,021)
General partner	(370,289)	(353,559)

	(3,003,551)	(1,330,580)

	$317,812	$1,773,510

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 27
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$2,342,151	$2,695,200

OTHER ASSETS
Cash and cash equivalents	273,885	109,954
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	196,175	261,567
Other assets	20,074	6,500

	$2,832,285	$3,073,221

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	3,300,668	2,973,142
Capital contributions payable	22,861	39,749

	3,323,529	3,012,891
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 at March 31, 2010 and 2009 issued and outstanding	(279,884)	266,174
General partner	(211,360)	(205,844)

	(491,244)	60,330

	$2,832,285	$3,073,221

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 28
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$688,188

OTHER ASSETS
Cash and cash equivalents	262,507	192,128
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	—	—
Other assets	3,550	—

	$266,057	$880,316

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	1,045,580	736,464
Capital contributions payable	40,968	40,968

	1,086,548	777,432
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 at March 31, 2010 and 2009 issued and outstanding	(468,538)	445,603
General partner	(351,953)	(342,719)

	(820,491)	102,884

	$266,057	$880,316

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 29
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$24,395	$609,522

OTHER ASSETS
Cash and cash equivalents	206,375	137,986
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	28,950	57,898
Other assets	—	—

	$259,720	$805,406

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	2,563,793	2,232,389
Capital contributions payable	10,197	10,197

	2,573,990	2,242,586
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 at March 31, 2010 and 2009 issued and outstanding	(1,952,480)	(1,084,161)
General partner	(361,790)	(353,019)

	(2,314,270)	(1,437,180)

	$259,720	$805,406

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 30
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$83,042	$1,217,326

OTHER ASSETS
Cash and cash equivalents	280,327	264,094
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	26,275	208,680
Other assets	6,675	6,675

	$396,319	$1,696,775

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	1,213,298	1,027,129
Capital contributions payable	127,396	127,396

	1,340,694	1,154,525
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 at March 31, 2010 and 2009 issued and outstanding	(707,875)	763,884
General partner	(236,500)	(221,634)

	(944,375)	542,250

	$396,319	$1,696,775

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 31
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$42,364	$647,143

OTHER ASSETS
Cash and cash equivalents	166,800	182,803
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	—	—
Other assets	25,000	25,000

	$234,164	$854,946

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	1,982,810	1,618,658
Capital contributions payable	66,294	66,294

	2,049,104	1,684,952
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 at March 31, 2010 and 2009 issued and outstanding	(1,417,532)	(442,447)
General partner	(397,408)	(387,559)

	(1,814,940)	(830,006)

	$234,164	$854,946

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 32
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$698,752	$3,031,771

OTHER ASSETS
Cash and cash equivalents	340,581	237,567
Notes receivable	46,908	46,908
Deferred acquisition costs, net of accumulated amortization	—	393,173
Other assets	—	125,000

	$1,086,241	$3,834,419

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	2,521,238	2,208,623
Capital contributions payable	173,561	298,561

	2,694,799	2,507,184
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 at March 31, 2010 and 2009 issued and outstanding	(1,186,111)	1,720,324
General partner	(422,447)	(393,089)

	(1,608,558)	1,327,235

	$1,086,241	$3,834,419

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 33
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$150,153	$1,789,130

OTHER ASSETS
Cash and cash equivalents	184,115	179,652
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	—	35,940
Other assets	—	125,000

	$334,268	$2,129,722

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	1,495,481	1,321,714
Capital contributions payable	69,154	194,154

	1,564,635	1,515,868
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 at March 31, 2010 and 2009 issued and outstanding	(992,283)	833,496
General partner	(238,084)	(219,642)

	(1,230,367)	613,854

	$334,268	$2,129,722

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 34
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$452,150	$1,959,856

OTHER ASSETS
Cash and cash equivalents	74,138	72,369
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	224,375	758,693
Other assets	—	—

	$750,663	$2,790,918

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	2,712,281	2,403,399
Capital contributions payable	—	—

	2,712,281	2,403,399
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 at March 31, 2010 and 2009 issued and outstanding	(1,641,611)	684,035
General partner	(320,007)	(296,516)

	(1,961,618)	387,519

	$750,663	$2,790,918

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 35
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$2,576,041	$5,644,539

OTHER ASSETS
Cash and cash equivalents	127,244	118,051
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	216,861	289,149
Other assets	—	—

	$2,920,146	$6,051,739

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	1,385,342	1,156,982
Capital contributions payable	—	—

	1,385,342	1,156,982
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 at March 31, 2010 and 2009 issued and outstanding	1,801,481	5,127,834
General partner	(266,677)	(233,077)

	1,534,804	4,894,757

	$2,920,146	$6,051,739

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 36
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,812,747	$3,832,441

OTHER ASSETS
Cash and cash equivalents	142,855	101,615
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	—	89,516
Other assets	—	—

	$1,955,602	$4,023,572

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	1,674,205	1,500,062
Capital contributions payable	—	—

	1,674,205	1,500,062
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,837 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,837 at March 31, 2010 and 2009 issued and outstanding	457,246	2,676,938
General partner	(175,849)	(153,428)

	281,397	2,523,510

	$1,955,602	$4,023,572

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 37
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,400,181	$3,894,815

OTHER ASSETS
Cash and cash equivalents	309,745	272,497
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	354,744	472,992
Other assets	—	—

	$2,064,670	$4,640,304

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	1,427,691	1,222,827
Capital contributions payable	138,438	138,438

	1,566,129	1,361,265
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 at March 31, 2010 and 2009 issued and outstanding	709,119	3,461,812
General partner	(210,578)	(182,773)

	498,541	3,279,039

	$2,064,670	$4,640,304

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 38
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$3,761,779	$6,295,306

OTHER ASSETS
Cash and cash equivalents	209,324	261,393
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	41,876	104,877
Other assets	—	—

	$4,012,979	$6,661,576

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	1,228,423	1,164,023
Capital contributions payable	—	—

	1,228,423	1,164,023
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 at March 31, 2010 and 2009 issued and outstanding	2,974,995	5,660,862
General partner	(190,439)	(163,309)

	2,784,556	5,497,553

	$4,012,979	$6,661,576

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 39
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$3,970,104	$6,063,709

OTHER ASSETS
Cash and cash equivalents	183,296	239,921
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	33,348	88,280
Other assets	—	—

	$4,186,748	$6,391,910

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	1,050,699	963,899
Capital contributions payable	—	—

	1,050,699	963,899
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,152 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,152 at March 31, 2010 and 2009 issued and outstanding	3,301,130	5,570,172
General partner	(165,081)	(142,161)

	3,136,049	5,428,011

	$4,186,748	$6,391,910

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 40
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$4,858,175	$7,326,362

OTHER ASSETS
Cash and cash equivalents	120,514	127,519
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	159,105	212,141
Other assets	—	—

	$5,137,794	$7,666,022

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$36,733
Accounts payable - affiliates	1,994,200	1,776,106
Capital contributions payable	102	102

	1,994,302	1,812,941
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 at March 31, 2010 and 2009 issued and outstanding	3,337,000	6,019,493
General partner	(193,508)	(166,412)

	3,143,492	5,853,081

	$5,137,794	$7,666,022

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 41
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$4,593,671	$6,283,404

OTHER ASSETS
Cash and cash equivalents	78,660	40,375
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	890,050	1,413,813
Other assets	2,052	1,217

	$5,564,433	$7,738,809

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	2,478,543	2,212,394
Capital contributions payable	100	100

	2,478,643	2,212,494
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 at March 31, 2010 and 2009 issued and outstanding	3,304,101	5,720,221
General partner	(218,311)	(193,906)

	3,085,790	5,526,315

	$5,564,433	$7,738,809

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 42
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$5,635,060	$7,460,540

OTHER ASSETS
Cash and cash equivalents	348,800	359,855
Notes receivable	292,933	292,933
Deferred acquisition costs, net of accumulated amortization	695,692	1,029,859
Other assets	51,003	168,631

	$7,023,488	$9,311,818

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	1,273,973	1,122,917
Capital contributions payable	452,937	452,937

	1,726,910	1,575,854
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 at March 31, 2010 and 2009 issued and outstanding	5,484,551	7,899,543
General partner	(187,973)	(163,579)

	5,296,578	7,735,964

	$7,023,488	$9,311,818

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 43
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$9,259,429	$11,543,202

OTHER ASSETS
Cash and cash equivalents	256,265	185,952
Notes receivable	186,626	186,626
Deferred acquisition costs, net of accumulated amortization	1,608,977	2,174,725
Other assets	85,289	202,917

	$11,396,586	$14,293,422

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	1,397,590	1,115,810
Capital contributions payable	307,738	307,738

	1,705,328	1,423,548
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 at March 31, 2010 and 2009 issued and outstanding	9,915,867	13,062,697
General partner	(224,609)	(192,823)

	9,691,258	12,869,874

	$11,396,586	$14,293,422

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 44
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$7,784,498	$10,442,251

OTHER ASSETS
Cash and cash equivalents	590,586	791,833
Notes receivable	196,604	196,604
Deferred acquisition costs, net of accumulated amortization	1,979,590	2,262,390
Other assets	—	—

	$10,551,278	$13,693,078

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	523,804	439,103
Capital contributions payable	590,561	590,561

	1,114,365	1,029,664
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,193 at March 31, 2010 and 2009 issued and outstanding	9,579,993	12,774,229
General partner	(143,080)	(110,815)

	9,436,913	12,663,414

	$10,551,278	$13,693,078

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 45
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$15,742,704	$19,184,988

OTHER ASSETS
Cash and cash equivalents	537,189	871,105
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	1,911,643	2,304,827
Other assets	—	—

	$18,191,536	$22,360,920

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	367,429	350,865
Capital contributions payable	16,724	16,724

	384,153	367,589
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 at March 31, 2010 and 2009 issued and outstanding	17,982,971	22,127,060
General partner	(175,588)	(133,729)

	17,807,383	21,993,331

	$18,191,536	$22,360,920

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 46
	2010	2009
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$14,415,932	$17,118,038

OTHER ASSETS
Cash and cash equivalents	267,639	480,195
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	300,282	639,411
Other assets	—	—

	$14,983,853	$18,237,644

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	278,719	229,191
Capital contributions payable	20,138	20,138

	298,857	249,329
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 at March 31, 2010 and 2009 are issued and outstanding to the assignees	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 at March 31, 2010 and 2009 issued and outstanding	14,800,889	18,071,175
General partner	(115,893)	(82,860)

	14,684,996	17,988,315

	$14,983,853	$18,237,644

(see notes to financial statements)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

Years ended March 31, 2010 and 2009

	Total
	2010	2009
Income
Interest income	$31,866	$139,761
Miscellaneous	523,613	1,124,873

	555,479	1,264,634

Share of income (losses) from operating limited partnerships	(12,195,721)	(19,195,557)

Expenses and loss
Fund management fee	5,572,190	6,053,083
Amortization	2,460,106	1,610,248
General and administrative expenses	707,116	1,476,274
Professional fees	718,814	855,494
Impairment loss	27,675,675	85,330,656

	37,133,901	95,325,755

NET INCOME (LOSS)	$(48,774,143)	$(113,256,678)

Net income (loss) allocated to general partner	$(487,741)	$(1,132,568)

Net income (loss) allocated to limited partners	$(48,286,402)	$(112,124,110)

Net income (loss) per BAC	$(0.58)	$(1.34)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 20
	2010	2009
Income
Interest income	$2,221	$3,742
Miscellaneous	76,958	59,722

	79,179	63,464

Share of income (losses) from operating limited partnerships	(29,623)	(414,907)

Expenses and loss
Fund management fee	261,521	281,804
Amortization	—	3,572
General and administrative expenses	27,341	30,489
Professional fees	39,783	32,417
Impairment loss	—	873,961

	328,645	1,222,243

NET INCOME (LOSS)	$(279,089)	$(1,573,686)

Net income (loss) allocated to general partner	$(2,791)	$(15,737)

Net income (loss) allocated to limited partners	$(276,298)	$(1,557,949)

Net income (loss) per BAC	$(0.07)	$(0.40)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 21
	2010	2009
Income
Interest income	$269	$82
Miscellaneous	5,056	1,489

	5,325	1,571

Share of income (losses) from operating limited partnerships	634,441	(31,018)

Expenses and loss
Fund management fee	76,287	158,649
Amortization	—	1,954
General and administrative expenses	17,063	194,463
Professional fees	18,157	22,433
Impairment loss	—	114,377

	111,507	491,876

NET INCOME (LOSS)	$528,259	$(521,323)

Net income (loss) allocated to general partner	$5,283	$(5,213)

Net income (loss) allocated to limited partners	$522,976	$(516,110)

Net income (loss) per BAC	$0.28	$(0.27)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 22
	2010	2009
Income
Interest income	$82	$253
Miscellaneous	13,614	16,476

	13,696	16,729

Share of income (losses) from operating limited partnerships	60,867	(150,382)

Expenses and loss
Fund management fee	231,667	233,460
Amortization	—	6,140
General and administrative expenses	22,504	25,461
Professional fees	29,070	34,278
Impairment loss	—	541,202

	283,241	840,541

NET INCOME (LOSS)	$(208,678)	$(974,194)

Net income (loss) allocated to general partner	$(2,087)	$(9,742)

Net income (loss) allocated to limited partners	$(206,591)	$(964,452)

Net income (loss) per BAC	$(0.08)	$(0.38)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 23
	2010	2009
Income
Interest income	$160	$475
Miscellaneous	801	801

	961	1,276

Share of income (losses) from operating limited partnerships	38,225	(45,676)

Expenses and loss
Fund management fee	209,275	205,950
Amortization	—	9,131
General and administrative expenses	25,079	28,508
Professional fees	23,828	30,802
Impairment loss	—	799,427

	258,182	1,073,818

NET INCOME (LOSS)	$(218,996)	$(1,118,218)

Net income (loss) allocated to general partner	$(2,190)	$(11,182)

Net income (loss) allocated to limited partners	$(216,806)	$(1,107,036)

Net income (loss) per BAC	$(0.06)	$(0.33)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 24
	2010	2009
Income
Interest income	$138	$1,371
Miscellaneous	62,132	34,107

	62,270	35,478

Share of income (losses) from operating limited partnerships	107,945	(164,712)

Expenses and loss
Fund management fee	130,818	194,662
Amortization	—	10,204
General and administrative expenses	19,347	22,299
Professional fees	31,452	30,162
Impairment loss	—	282,261

	181,617	539,588

NET INCOME (LOSS)	$(11,402)	$(668,822)

Net income (loss) allocated to general partner	$(114)	$(6,688)

Net income (loss) allocated to limited partners	$(11,288)	$(662,134)

Net income (loss) per BAC	$(0.01)	$(0.31)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 25
	2010	2009
Income
Interest income	$2,935	$4,658
Miscellaneous	121,979	54,696

	124,914	59,354

Share of income (losses) from operating limited partnerships	68,662	(100,100)

Expenses and loss
Fund management fee	156,684	212,464
Amortization	11,423	15,218
General and administrative expenses	22,562	70,036
Professional fees	27,870	44,607
Impairment loss	62,147	2,471,550

	280,686	2,813,875

NET INCOME (LOSS)	$(87,110)	$(2,854,621)

Net income (loss) allocated to general partner	$(871)	$(28,546)

Net income (loss) allocated to limited partners	$(86,239)	$(2,826,075)

Net income (loss) per BAC	$(0.03)	$(0.93)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 26
	2010	2009
Income
Interest income	$827	$18,247
Miscellaneous	62,389	828,355

	63,216	846,602

Share of income (losses) from operating limited partnerships	(724,045)	(13,567)

Expenses and loss
Fund management fee	298,631	353,066
Amortization	34,324	16,904
General and administrative expenses	29,560	162,111
Professional fees	43,503	50,104
Impairment loss	606,124	4,780,554

	1,012,142	5,362,739

NET INCOME (LOSS)	$(1,672,971)	$(4,529,704)

Net income (loss) allocated to general partner	$(16,730)	$(45,297)

Net income (loss) allocated to limited partners	$(1,656,241)	$(4,484,407)

Net income (loss) per BAC	$(0.41)	$(1.12)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 27
	2010	2009
Income
Interest income	$126	$987
Miscellaneous	8,522	7,743

	8,648	8,730

Share of income (losses) from operating limited partnerships	(80,272)	198,005

Expenses and loss
Fund management fee	175,634	267,389
Amortization	68,492	15,655
General and administrative expenses	60,255	119,420
Professional fees	22,159	27,415
Impairment loss	153,410	4,301,123

	479,950	4,731,002

NET INCOME (LOSS)	$(551,574)	$(4,524,267)

Net income (loss) allocated to general partner	$(5,516)	$(45,243)

Net income (loss) allocated to limited partners	$(546,058)	$(4,479,024)

Net income (loss) per BAC	$(0.22)	$(1.82)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 28
	2010	2009
Income
Interest income	$2,262	$2,416
Miscellaneous	28,200	9,323

	30,462	11,739

Share of income (losses) from operating limited partnerships	(455,332)	(685,763)

Expenses and loss
Fund management fee	257,632	266,094
Amortization	—	3,300
General and administrative expenses	27,715	31,591
Professional fees	29,923	37,911
Impairment loss	183,235	4,140,066

	498,505	4,478,962

NET INCOME (LOSS)	$(923,375)	$(5,152,986)

Net income (loss) allocated to general partner	$(9,234)	$(51,530)

Net income (loss) allocated to limited partners	$(914,141)	$(5,101,456)

Net income (loss) per BAC	$(0.23)	$(1.28)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 29
	2010	2009
Income
Interest income	$179	$2,589
Miscellaneous	24,975	35,455

	25,154	38,044

Share of income (losses) from operating limited partnerships	(204,007)	(1,181,167)

Expenses and loss
Fund management fee	224,592	301,086
Amortization	28,948	3,311
General and administrative expenses	28,417	32,733
Professional fees	35,829	41,022
Impairment loss	380,451	1,715,287

	698,237	2,093,439

NET INCOME (LOSS)	$(877,090)	$(3,236,562)

Net income (loss) allocated to general partner	$(8,771)	$(32,366)

Net income (loss) allocated to limited partners	$(868,319)	$(3,204,196)

Net income (loss) per BAC	$(0.22)	$(0.80)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 30
	2010	2009
Income
Interest income	$3,798	$4,267
Miscellaneous	555	—

	4,353	4,267

Share of income (losses) from operating limited partnerships	(566,987)	(437,912)

Expenses and loss
Fund management fee	157,242	155,823
Amortization	104,340	21,238
General and administrative expenses	21,671	24,635
Professional fees	25,077	31,839
Impairment loss	615,661	2,814,246

	923,991	3,047,781

NET INCOME (LOSS)	$(1,486,625)	$(3,481,426)

Net income (loss) allocated to general partner	$(14,866)	$(34,814)

Net income (loss) allocated to limited partners	$(1,471,759)	$(3,446,612)

Net income (loss) per BAC	$(0.56)	$(1.30)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 31
	2010	2009
Income
Interest income	$1,939	$2,415
Miscellaneous	5,925	5,609

	7,864	8,024

Share of income (losses) from operating limited partnerships	197,045	(1,181,631)

Expenses and loss
Fund management fee	325,984	321,293
Amortization	—	—
General and administrative expenses	29,807	145,435
Professional fees	37,669	44,121
Impairment loss	796,383	3,983,987

	1,189,843	4,494,836

NET INCOME (LOSS)	$(984,934)	$(5,668,443)

Net income (loss) allocated to general partner	$(9,849)	$(56,684)

Net income (loss) allocated to limited partners	$(975,085)	$(5,611,759)

Net income (loss) per BAC	$(0.22)	$(1.27)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 32
	2010	2009
Income
Interest income	$3,037	$6,463
Miscellaneous	38,436	5,550

	41,473	12,013

Share of income (losses) from operating limited partnerships	(903,427)	(1,571,258)

Expenses and loss
Fund management fee	200,086	307,790
Amortization	131,056	36,724
General and administrative expenses	28,859	43,767
Professional fees	25,113	41,039
Impairment loss	1,688,725	4,272,196

	2,073,839	4,701,516

NET INCOME (LOSS)	$(2,935,793)	$(6,260,761)

Net income (loss) allocated to general partner	$(29,358)	$(62,608)

Net income (loss) allocated to limited partners	$(2,906,435)	$(6,198,153)

Net income (loss) per BAC	$(0.61)	$(1.30)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 33
	2010	2009
Income
Interest income	$940	$994
Miscellaneous	581	3,450

	1,521	4,444

Share of income (losses) from operating limited partnerships	(387,789)	(524,307)

Expenses and loss
Fund management fee	139,550	164,076
Amortization	11,980	27,276
General and administrative expenses	20,406	23,751
Professional fees	18,239	18,808
Impairment loss	1,267,778	4,328,479

	1,457,953	4,562,390

NET INCOME (LOSS)	$(1,844,221)	$(5,082,253)

Net income (loss) allocated to general partner	$(18,442)	$(50,823)

Net income (loss) allocated to limited partners	$(1,825,779)	$(5,031,430)

Net income (loss) per BAC	$(0.69)	$(1.91)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 34
	2010	2009
Income
Interest income	$42	$130
Miscellaneous	5,505	3,900

	5,547	4,030

Share of income (losses) from operating limited partnerships	(610,451)	(1,042,792)

Expenses and loss
Fund management fee	270,742	248,033
Amortization	384,440	43,938
General and administrative expenses	24,097	27,984
Professional fees	22,003	27,645
Impairment loss	1,042,951	4,230,134

	1,744,233	4,577,734

NET INCOME (LOSS)	$(2,349,137)	$(5,616,496)

Net income (loss) allocated to general partner	$(23,491)	$(56,165)

Net income (loss) allocated to limited partners	$(2,325,646)	$(5,560,331)

Net income (loss) per BAC	$(0.66)	$(1.58)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 35
	2010	2009
Income
Interest income	$191	$585
Miscellaneous	—	3,000

	191	3,585

Share of income (losses) from operating limited partnerships	(815,231)	(800,389)

Expenses and loss
Fund management fee	192,057	189,975
Amortization	72,288	129,235
General and administrative expenses	23,465	38,480
Professional fees	19,567	16,910
Impairment loss	2,237,536	5,113,606

	2,544,913	5,488,206

NET INCOME (LOSS)	$(3,359,953)	$(6,285,010)

Net income (loss) allocated to general partner	$(33,600)	$(62,850)

Net income (loss) allocated to limited partners	$(3,326,353)	$(6,222,160)

Net income (loss) per BAC	$(1.01)	$(1.89)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 36
	2010	2009
Income
Interest income	$155	$1,158
Miscellaneous	1,550	1,200

	1,705	2,358

Share of income (losses) from operating limited partnerships	(492,791)	(490,558)

Expenses and loss
Fund management fee	135,349	119,845
Amortization	29,840	88,462
General and administrative expenses	18,664	21,618
Professional fees	18,998	21,118
Impairment loss	1,548,176	3,085,005

	1,751,027	3,336,048

NET INCOME (LOSS)	$(2,242,113)	$(3,824,248)

Net income (loss) allocated to general partner	$(22,421)	$(38,242)

Net income (loss) allocated to limited partners	$(2,219,692)	$(3,786,006)

Net income (loss) per BAC	$(1.05)	$(1.80)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 37
	2010	2009
Income
Interest income	$3,025	$6,273
Miscellaneous	—	2,250

	3,025	8,523

Share of income (losses) from operating limited partnerships	(599,344)	(1,297,634)

Expenses and loss
Fund management fee	178,046	194,364
Amortization	118,248	94,821
General and administrative expenses	22,634	110,027
Professional fees	15,958	18,866
Impairment loss	1,849,293	5,083,007

	2,184,179	5,501,085

NET INCOME (LOSS)	$(2,780,498)	$(6,790,196)

Net income (loss) allocated to general partner	$(27,805)	$(67,902)

Net income (loss) allocated to limited partners	$(2,752,693)	$(6,722,294)

Net income (loss) per BAC	$(1.10)	$(2.68)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 38
	2010	2009
Income
Interest income	$558	$3,311
Miscellaneous	—	3,000

	558	6,311

Share of income (losses) from operating limited partnerships	(658,134)	(578,692)

Expenses and loss
Fund management fee	123,264	144,527
Amortization	26,220	98,915
General and administrative expenses	23,535	34,648
Professional fees	18,514	21,834
Impairment loss	1,863,888	5,386,462

	2,055,421	5,686,386

NET INCOME (LOSS)	$(2,712,997)	$(6,258,767)

Net income (loss) allocated to general partner	$(27,130)	$(62,588)

Net income (loss) allocated to limited partners	$(2,685,867)	$(6,196,179)

Net income (loss) per BAC	$(1.06)	$(2.44)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 39
	2010	2009
Income
Interest income	$769	$4,660
Miscellaneous	—	2,100

	769	6,760

Share of income (losses) from operating limited partnerships	(779,953)	(705,389)

Expenses and loss
Fund management fee	119,665	91,001
Amortization	22,072	90,326
General and administrative expenses	21,875	27,583
Professional fees	17,607	24,213
Impairment loss	1,331,559	3,386,978

	1,512,778	3,620,101

NET INCOME (LOSS)	$(2,291,962)	$(4,318,730)

Net income (loss) allocated to general partner	$(22,920)	$(43,187)

Net income (loss) allocated to limited partners	$(2,269,042)	$(4,275,543)

Net income (loss) per BAC	$(0.99)	$(1.87)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 40
	2010	2009
Income
Interest income	$150	$460
Miscellaneous	36,733	2,700

	36,883	3,160

Share of income (losses) from operating limited partnerships	(900,724)	(774,697)

Expenses and loss
Fund management fee	180,246	168,859
Amortization	53,036	113,728
General and administrative expenses	24,037	38,891
Professional fees	23,396	30,377
Impairment loss	1,565,033	4,292,781

	1,845,748	4,644,636

NET INCOME (LOSS)	$(2,709,589)	$(5,416,173)

Net income (loss) allocated to general partner	$(27,096)	$(54,162)

Net income (loss) allocated to limited partners	$(2,682,493)	$(5,362,011)

Net income (loss) per BAC	$(1.02)	$(2.04)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 41
	2010	2009
Income
Interest income	$116	$337
Miscellaneous	29,378	31,935

	29,494	32,272

Share of income (losses) from operating limited partnerships	(553,631)	(808,749)

Expenses and loss
Fund management fee	207,772	214,329
Amortization	282,764	133,927
General and administrative expenses	27,285	32,511
Professional fees	27,903	33,841
Impairment loss	1,370,664	2,680,272

	1,916,388	3,094,880

NET INCOME (LOSS)	$(2,440,525)	$(3,871,357)

Net income (loss) allocated to general partner	$(24,405)	$(38,714)

Net income (loss) allocated to limited partners	$(2,416,120)	$(3,832,643)

Net income (loss) per BAC	$(0.84)	$(1.33)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 42
	2010	2009
Income
Interest income	$1,159	$12,067
Miscellaneous	324	2,712

	1,483	14,779

Share of income (losses) from operating limited partnerships	(342,003)	(1,504,122)

Expenses and loss
Fund management fee	225,604	234,925
Amortization	128,732	117,134
General and administrative expenses	27,461	49,044
Professional fees	28,766	41,864
Impairment loss	1,688,303	4,924,845

	2,098,866	5,367,812

NET INCOME (LOSS)	$(2,439,386)	$(6,857,155)

Net income (loss) allocated to general partner	$(24,394)	$(68,572)

Net income (loss) allocated to limited partners	$(2,414,992)	$(6,788,583)

Net income (loss) per BAC	$(0.88)	$(2.47)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 43
	2010	2009
Income
Interest income	$1,010	$6,826
Miscellaneous	—	1,350

	1,010	8,176

Share of income (losses) from operating limited partnerships	(514,076)	(1,935,345)

Expenses and loss
Fund management fee	289,686	290,416
Amortization	289,737	167,349
General and administrative expenses	29,698	37,069
Professional fees	31,628	36,336
Impairment loss	2,024,801	4,043,890

	2,665,550	4,575,060

NET INCOME (LOSS)	$(3,178,616)	$(6,502,229)

Net income (loss) allocated to general partner	$(31,786)	$(65,022)

Net income (loss) allocated to limited partners	$(3,146,830)	$(6,437,207)

Net income (loss) per BAC	$(0.86)	$(1.77)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 44
	2010	2009
Income
Interest income	$2,434	$20,734
Miscellaneous	—	1,800

	2,434	22,534

Share of income (losses) from operating limited partnerships	(1,444,199)	(1,071,100)

Expenses and loss
Fund management fee	248,351	199,732
Amortization	294,134	113,014
General and administrative expenses	24,809	30,846
Professional fees	19,351	22,635
Impairment loss	1,198,091	1,773,459

	1,784,736	2,139,686

NET INCOME (LOSS)	$(3,226,501)	$(3,188,252)

Net income (loss) allocated to general partner	$(32,265)	$(31,883)

Net income (loss) allocated to limited partners	$(3,194,236)	$(3,156,369)

Net income (loss) per BAC	$(1.18)	$(1.17)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 45
	2010	2009
Income
Interest income	$1,889	$21,187
Miscellaneous	—	2,550

	1,889	23,737

Share of income (losses) from operating limited partnerships	(1,379,202)	(1,116,859)

Expenses and loss
Fund management fee	328,620	318,171
Amortization	288,104	144,882
General and administrative expenses	32,502	39,356
Professional fees	42,276	43,987
Impairment loss	2,117,133	2,787,550

	2,808,635	3,333,946

NET INCOME (LOSS)	$(4,185,948)	$(4,427,068)

Net income (loss) allocated to general partner	$(41,859)	$(44,271)

Net income (loss) allocated to limited partners	$(4,144,089)	$(4,382,797)

Net income (loss) per BAC	$(1.03)	$(1.09)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 46
	2010	2009
Income
Interest income	$1,455	$13,074
Miscellaneous	—	3,600

	1,455	16,674

Share of income (losses) from operating limited partnerships	(861,685)	(764,836)

Expenses and loss
Fund management fee	227,185	215,300
Amortization	79,928	103,890
General and administrative expenses	26,468	33,518
Professional fees	25,175	28,910
Impairment loss	2,084,333	3,123,951

	2,443,089	3,505,569

NET INCOME (LOSS)	$(3,303,319)	$(4,253,731)

Net income (loss) allocated to general partner	$(33,033)	$(42,537)

Net income (loss) allocated to limited partners	$(3,270,286)	$(4,211,194)

Net income (loss) per BAC	$(1.10)	$(1.41)

(see notes to financial statements)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2010 and 2009

Total	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$209,476,866	$(5,122,678)	$204,354,188

Net income (loss)	(112,124,110)	(1,132,568)	(113,256,678)

Partners’ capital (deficit), March 31, 2009	$97,352,756	$(6,255,246)	$91,097,510

Net income (loss)	(48,286,402)	(487,741)	(48,774,143)

Partners’ capital (deficit), March 31, 2010	$49,066,354	$(6,742,987)	$42,323,367

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 20	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$(1,074,754)	$(322,221)	$(1,396,975)

Net income (loss)	(1,557,949)	(15,737)	(1,573,686)

Partners’ capital (deficit), March 31, 2009	$(2,632,703)	$(337,958)	$(2,970,661)

Net income (loss)	(276,298)	(2,791)	(279,089)

Partners’ capital (deficit), March 31, 2010	$(2,909,001)	$(340,749)	$(3,249,750)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 21	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$(1,076,402)	$(174,460)	$(1,250,862)

Net income (loss)	(516,110)	(5,213)	(521,323)

Partners’ capital (deficit), March 31, 2009	$(1,592,512)	$(179,673)	$(1,772,185)

Net income (loss)	522,976	5,283	528,259

Partners’ capital (deficit), March 31, 2010	$(1,069,536)	$(174,390)	$(1,243,926)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 22	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$(1,797,512)	$(239,452)	$(2,036,964)

Net income (loss)	(964,452)	(9,742)	(974,194)

Partners’ capital (deficit), March 31, 2009	$(2,761,964)	$(249,194)	$(3,011,158)

Net income (loss)	(206,591)	(2,087)	(208,678)

Partners’ capital (deficit), March 31, 2010	$(2,968,555)	$(251,281)	$(3,219,836)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 23	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$(1,111,462)	$(298,951)	$(1,410,413)

Net income (loss)	(1,107,036)	(11,182)	(1,118,218)

Partners’ capital (deficit), March 31, 2009	$(2,218,498)	$(310,133)	$(2,528,631)

Net income (loss)	(216,806)	(2,190)	(218,996)

Partners’ capital (deficit), March 31, 2010	$(2,435,304)	$(312,323)	$(2,747,627)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 24	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$(1,428,824)	$(201,602)	$(1,630,426)

Net income (loss)	(662,134)	(6,688)	(668,822)

Partners’ capital (deficit), March 31, 2009	$(2,090,958)	$(208,290)	$(2,299,248)

Net income (loss)	(11,288)	(114)	(11,402)

Partners’ capital (deficit), March 31, 2010	$(2,102,246)	$(208,404)	$(2,310,650)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 25	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$1,093,543	$(248,999)	$844,544

Net income (loss)	(2,826,075)	(28,546)	(2,854,621)

Partners’ capital (deficit), March 31, 2009	$(1,732,532)	$(277,545)	$(2,010,077)

Net income (loss)	(86,239)	(871)	(87,110)

Partners’ capital (deficit), March 31, 2010	$(1,818,771)	$(278,416)	$(2,097,187)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 26	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$3,507,386	$(308,262)	$3,199,124

Net income (loss)	(4,484,407)	(45,297)	(4,529,704)

Partners’ capital (deficit), March 31, 2009	$(977,021)	$(353,559)	$(1,330,580)

Net income (loss)	(1,656,241)	(16,730)	(1,672,971)

Partners’ capital (deficit), March 31, 2010	$(2,633,262)	$(370,289)	$(3,003,551)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 27	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$4,745,198	$(160,601)	$4,584,597

Net income (loss)	(4,479,024)	(45,243)	(4,524,267)

Partners’ capital (deficit), March 31, 2009	$266,174	$(205,844)	$60,330

Net income (loss)	(546,058)	(5,516)	(551,574)

Partners’ capital (deficit), March 31, 2010	$(279,884)	$(211,360)	$(491,244)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 28	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$5,547,059	$(291,189)	$5,255,870

Net income (loss)	(5,101,456)	(51,530)	(5,152,986)

Partners’ capital (deficit), March 31, 2009	$445,603	$(342,719)	$102,884

Net income (loss)	(914,141)	(9,234)	(923,375)

Partners’ capital (deficit), March 31, 2010	$(468,538)	$(351,953)	$(820,491)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 29	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$2,120,035	$(320,653)	$1,799,382

Net income (loss)	(3,204,196)	(32,366)	(3,236,562)

Partners’ capital (deficit), March 31, 2009	$(1,084,161)	$(353,019)	$(1,437,180)

Net income (loss)	(868,319)	(8,771)	(877,090)

Partners’ capital (deficit), March 31, 2010	$(1,952,480)	$(361,790)	$(2,314,270)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 30	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$4,210,496	$(186,820)	$4,023,676

Net income (loss)	(3,446,612)	(34,814)	(3,481,426)

Partners’ capital (deficit), March 31, 2009	$763,884	$(221,634)	$542,250

Net income (loss)	(1,471,759)	(14,866)	(1,486,625)

Partners’ capital (deficit), March 31, 2010	$(707,875)	$(236,500)	$(944,375)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 31	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$5,169,312	$(330,875)	$4,838,437

Net income (loss)	(5,611,759)	(56,684)	(5,668,443)

Partners’ capital (deficit), March 31, 2009	$(442,447)	$(387,559)	$(830,006)

Net income (loss)	(975,085)	(9,849)	(984,934)

Partners’ capital (deficit), March 31, 2010	$(1,417,532)	$(397,408)	$(1,814,940)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 32	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$7,918,477	$(330,481)	$7,587,996

Net income (loss)	(6,198,153)	(62,608)	(6,260,761)

Partners’ capital (deficit), March 31, 2009	$1,720,324	$(393,089)	$1,327,235

Net income (loss)	(2,906,435)	(29,358)	(2,935,793)

Partners’ capital (deficit), March 31, 2010	$(1,186,111)	$(422,447)	$(1,608,558)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 33	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$5,864,926	$(168,819)	$5,696,107

Net income (loss)	(5,031,430)	(50,823)	(5,082,253)

Partners’ capital (deficit), March 31, 2009	$833,496	$(219,642)	$613,854

Net income (loss)	(1,825,779)	(18,442)	(1,844,221)

Partners’ capital (deficit), March 31, 2010	$(992,283)	$(238,084)	$(1,230,367)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 34	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$6,244,366	$(240,351)	$6,004,015

Net income (loss)	(5,560,331)	(56,165)	(5,616,496)

Partners’ capital (deficit), March 31, 2009	$684,035	$(296,516)	$387,519

Net income (loss)	(2,325,646)	(23,491)	(2,349,137)

Partners’ capital (deficit), March 31, 2010	$(1,641,611)	$(320,007)	$(1,961,618)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 35	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$11,349,994	$(170,227)	$11,179,767

Net income (loss)	(6,222,160)	(62,850)	(6,285,010)

Partners’ capital (deficit), March 31, 2009	$5,127,834	$(233,077)	$4,894,757

Net income (loss)	(3,326,353)	(33,600)	(3,359,953)

Partners’ capital (deficit), March 31, 2010	$1,801,481	$(266,677)	$1,534,804

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 36	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$6,462,944	$(115,186)	$6,347,758

Net income (loss)	(3,786,006)	(38,242)	(3,824,248)

Partners’ capital (deficit), March 31, 2009	$2,676,938	$(153,428)	$2,523,510

Net income (loss)	(2,219,692)	(22,421)	(2,242,113)

Partners’ capital (deficit), March 31, 2010	$457,246	$(175,849)	$281,397

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 37	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$10,184,106	$(114,871)	$10,069,235

Net income (loss)	(6,722,294)	(67,902)	(6,790,196)

Partners’ capital (deficit), March 31, 2009	$3,461,812	$(182,773)	$3,279,039

Net income (loss)	(2,752,693)	(27,805)	(2,780,498)

Partners’ capital (deficit), March 31, 2010	$709,119	$(210,578)	$498,541

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 38	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$11,857,041	$(100,721)	$11,756,320

Net income (loss)	(6,196,179)	(62,588)	(6,258,767)

Partners’ capital (deficit), March 31, 2009	$5,660,862	$(163,309)	$5,497,553

Net income (loss)	(2,685,867)	(27,130)	(2,712,997)

Partners’ capital (deficit), March 31, 2010	$2,974,995	$(190,439)	$2,784,556

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 39	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$9,845,715	$(98,974)	$9,746,741

Net income (loss)	(4,275,543)	(43,187)	(4,318,730)

Partners’ capital (deficit), March 31, 2009	$5,570,172	$(142,161)	$5,428,011

Net income (loss)	(2,269,042)	(22,920)	(2,291,962)

Partners’ capital (deficit), March 31, 2010	$3,301,130	$(165,081)	$3,136,049

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 40	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$11,381,504	$(112,250)	$11,269,254

Net income (loss)	(5,362,011)	(54,162)	(5,416,173)

Partners’ capital (deficit), March 31, 2009	$6,019,493	$(166,412)	$5,853,081

Net income (loss)	(2,682,493)	(27,096)	(2,709,589)

Partners’ capital (deficit), March 31, 2010	$3,337,000	$(193,508)	$3,143,492

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 41	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$9,552,864	$(155,192)	$9,397,672

Net income (loss)	(3,832,643)	(38,714)	(3,871,357)

Partners’ capital (deficit), March 31, 2009	$5,720,221	$(193,906)	$5,526,315

Net income (loss)	(2,416,120)	(24,405)	(2,440,525)

Partners’ capital (deficit), March 31, 2010	$3,304,101	$(218,311)	$3,085,790

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 42	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$14,688,126	$(95,007)	$14,593,119

Net income (loss)	(6,788,583)	(68,572)	(6,857,155)

Partners’ capital (deficit), March 31, 2009	$7,899,543	$(163,579)	$7,735,964

Net income (loss)	(2,414,992)	(24,394)	(2,439,386)

Partners’ capital (deficit), March 31, 2010	$5,484,551	$(187,973)	$5,296,578

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 43	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$19,499,904	$(127,801)	$19,372,103

Net income (loss)	(6,437,207)	(65,022)	(6,502,229)

Partners’ capital (deficit), March 31, 2009	$13,062,697	$(192,823)	$12,869,874

Net income (loss)	(3,146,830)	(31,786)	(3,178,616)

Partners’ capital (deficit), March 31, 2010	$9,915,867	$(224,609)	$9,691,258

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 44	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$15,930,598	$(78,932)	$15,851,666

Net income (loss)	(3,156,369)	(31,883)	(3,188,252)

Partners’ capital (deficit), March 31, 2009	$12,774,229	$(110,815)	$12,663,414

Net income (loss)	(3,194,236)	(32,265)	(3,226,501)

Partners’ capital (deficit), March 31, 2010	$9,579,993	$(143,080)	$9,436,913

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 45	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$26,509,857	$(89,458)	$26,420,399

Net income (loss)	(4,382,797)	(44,271)	(4,427,068)

Partners’ capital (deficit), March 31, 2009	$22,127,060	$(133,729)	$21,993,331

Net income (loss)	(4,144,089)	(41,859)	(4,185,948)

Partners’ capital (deficit), March 31, 2010	$17,982,971	$(175,588)	$17,807,383

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 46	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2008	$22,282,369	$(40,323)	$22,242,046

Net income (loss)	(4,211,194)	(42,537)	(4,253,731)

Partners’ capital (deficit), March 31, 2009	$18,071,175	$(82,860)	$17,988,315

Net income (loss)	(3,270,286)	(33,033)	(3,303,319)

Partners’ capital (deficit), March 31, 2010	$14,800,889	$(115,893)	$14,684,996

(see notes to financial statements)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

Years ended March 31, 2010 and 2009

	Total
	2010	2009
Cash flows from operating activities
Net income (loss)	$(48,774,143)	$(113,256,678)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	12,195,721	19,195,557
Impairment loss	27,675,675	85,330,656
Distributions received from operating limited partnerships	464,620	710,947
Amortization	2,460,106	1,610,248
Changes in assets and liabilities
Other assets	295,631	458,071
Accounts payable and accrued expenses	51,863	(33,073)
Accounts payable - affiliates	4,959,048	5,491,903

Net cash provided by (used in) operating activities	(671,479)	(492,369)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(175,087)
Proceeds from disposition of operating limited partnerships	988,360	—

Net cash provided by (used in) investing activities	988,360	(175,087)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	316,881	(667,456)

Cash and cash equivalents, beginning	6,181,988	6,849,444

Cash and cash equivalents, ending	$6,498,869	$6,181,988

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Total
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$16,888	$62,114

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$250,000	$236,476

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$41,331	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 20
	2010	2009
Cash flows from operating activities
Net income (loss)	$(279,089)	$(1,573,686)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	29,623	414,907
Impairment loss	—	873,961
Distributions received from operating limited partnerships	—	—
Amortization	—	3,572
Changes in assets and liabilities
Other assets	(42,424)	—
Accounts payable and accrued expenses	7,500	(381)
Accounts payable - affiliates	287,024	287,752

Net cash provided by (used in) operating activities	2,634	6,125

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	10,168	—

Net cash provided by (used in) investing activities	10,168	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	12,802	6,125

Cash and cash equivalents, beginning	174,531	168,406

Cash and cash equivalents, ending	$187,333	$174,531

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 20
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 21
	2010	2009
Cash flows from operating activities
Net income (loss)	$528,259	$(521,323)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(634,441)	31,018
Impairment loss	—	114,377
Distributions received from operating limited partnerships	1	—
Amortization	—	1,954
Changes in assets and liabilities
Other assets	88,577	174,655
Accounts payable and accrued expenses	15,808	(381)
Accounts payable - affiliates	(458,867)	208,924

Net cash provided by (used in) operating activities	(460,663)	9,224

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(3)
Proceeds from disposition of operating limited partnerships	732,319	—

Net cash provided by (used in) investing activities	732,319	(3)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	271,656	9,221

Cash and cash equivalents, beginning	15,500	6,279

Cash and cash equivalents, ending	$287,156	$15,500

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 21
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$236,476

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 22
	2010	2009
Cash flows from operating activities
Net income (loss)	$(208,678)	$(974,194)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(60,867)	150,382
Impairment loss	—	541,202
Distributions received from operating limited partnerships	—	1,300
Amortization	—	6,140
Changes in assets and liabilities
Other assets	(2,500)	—
Accounts payable and accrued expenses	20,115	(381)
Accounts payable - affiliates	264,288	271,467

Net cash provided by (used in) operating activities	12,358	(4,084)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	60,867	—

Net cash provided by (used in) investing activities	60,867	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	73,225	(4,084)

Cash and cash equivalents, beginning	77,660	81,744

Cash and cash equivalents, ending	$150,885	$77,660

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 22
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 23
	2010	2009
Cash flows from operating activities
Net income (loss)	$(218,996)	$(1,118,218)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(38,225)	45,676
Impairment loss	—	799,427
Distributions received from operating limited partnerships	—	1,300
Amortization	—	9,131
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	30,173	(381)
Accounts payable - affiliates	250,488	257,476

Net cash provided by (used in) operating activities	23,440	(5,589)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	38,225	—

Net cash provided by (used in) investing activities	38,225	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	61,665	(5,589)

Cash and cash equivalents, beginning	34,902	40,491

Cash and cash equivalents, ending	$96,567	$34,902

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 23
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 24
	2010	2009
Cash flows from operating activities
Net income (loss)	$(11,402)	$(668,822)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(107,945)	164,712
Impairment loss	—	282,261
Distributions received from operating limited partnerships	—	17,638
Amortization	—	10,204
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	15,000	(381)
Accounts payable - affiliates	124,222	177,736

Net cash provided by (used in) operating activities	19,875	(16,652)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	107,945	—

Net cash provided by (used in) investing activities	107,945	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	127,820	(16,652)

Cash and cash equivalents, beginning	119,321	135,973

Cash and cash equivalents, ending	$247,141	$119,321

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 24
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 25
	2010	2009
Cash flows from operating activities
Net income (loss)	$(87,110)	$(2,854,621)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(68,662)	100,100
Impairment loss	62,147	2,471,550
Distributions received from operating limited partnerships	—	36,277
Amortization	11,423	15,218
Changes in assets and liabilities
Other assets	(1,250)	40,320
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	134,550	222,676

Net cash provided by (used in) operating activities	51,098	31,139

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(51,732)
Proceeds from disposition of operating limited partnerships	38,836	—

Net cash provided by (used in) investing activities	38,836	(51,732)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	89,934	(20,593)

Cash and cash equivalents, beginning	166,596	187,189

Cash and cash equivalents, ending	$256,530	$166,596

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 25
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 26
	2010	2009
Cash flows from operating activities
Net income (loss)	$(1,672,971)	$(4,529,704)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	724,045	13,567
Impairment loss	606,124	4,780,554
Distributions received from operating limited partnerships	42,403	106,156
Amortization	34,324	16,904
Changes in assets and liabilities
Other assets	(5,400)	131,938
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	217,273	(340,240)

Net cash provided by (used in) operating activities	(54,202)	178,794

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(15,000)
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	(15,000)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(54,202)	163,794

Cash and cash equivalents, beginning	366,614	202,820

Cash and cash equivalents, ending	$312,412	$366,614

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 26
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 27
	2010	2009
Cash flows from operating activities
Net income (loss)	$(551,574)	$(4,524,267)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	80,272	(198,005)
Impairment loss	153,410	4,301,123
Distributions received from operating limited partnerships	58,048	442
Amortization	68,492	15,655
Changes in assets and liabilities
Other assets	27,757	97,452
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	327,526	330,245

Net cash provided by (used in) operating activities	163,931	22,264

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	163,931	22,264

Cash and cash equivalents, beginning	109,954	87,690

Cash and cash equivalents, ending	$273,885	$109,954

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 27
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$16,888	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$41,331	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 28
	2010	2009
Cash flows from operating activities
Net income (loss)	$(923,375)	$(5,152,986)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	455,332	685,763
Impairment loss	183,235	4,140,066
Distributions received from operating limited partnerships	49,621	71,310
Amortization	—	3,300
Changes in assets and liabilities
Other assets	(3,550)	—
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	309,116	259,116

Net cash provided by (used in) operating activities	70,379	6,188

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	70,379	6,188

Cash and cash equivalents, beginning	192,128	185,940

Cash and cash equivalents, ending	$262,507	$192,128

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 28
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 29
	2010	2009
Cash flows from operating activities
Net income (loss)	$(877,090)	$(3,236,562)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	204,007	1,181,167
Impairment loss	380,451	1,715,287
Distributions received from operating limited partnerships	669	934
Amortization	28,948	3,311
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	331,404	334,692

Net cash provided by (used in) operating activities	68,389	(1,552)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(35,455)
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	(35,455)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	68,389	(37,007)

Cash and cash equivalents, beginning	137,986	174,993

Cash and cash equivalents, ending	$206,375	$137,986

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 29
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$131

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 30
	2010	2009
Cash flows from operating activities
Net income (loss)	$(1,486,625)	$(3,481,426)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	566,987	437,912
Impairment loss	615,661	2,814,246
Distributions received from operating limited partnerships	29,701	35,131
Amortization	104,340	21,238
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	186,169	161,169

Net cash provided by (used in) operating activities	16,233	(12,111)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	16,233	(12,111)

Cash and cash equivalents, beginning	264,094	276,205

Cash and cash equivalents, ending	$280,327	$264,094

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 30
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 31
	2010	2009
Cash flows from operating activities
Net income (loss)	$(984,934)	$(5,668,443)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(197,045)	1,181,631
Impairment loss	796,383	3,983,987
Distributions received from operating limited partnerships	5,441	9,274
Amortization	—	—
Changes in assets and liabilities
Other assets	—	109,137
Accounts payable and accrued expenses	—	(5,357)
Accounts payable - affiliates	364,152	314,152

Net cash provided by (used in) operating activities	(16,003)	(75,619)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(16,003)	(75,619)

Cash and cash equivalents, beginning	182,803	258,422

Cash and cash equivalents, ending	$166,800	$182,803

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 31
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 32
	2010	2009
Cash flows from operating activities
Net income (loss)	$(2,935,793)	$(6,260,761)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	903,427	1,571,258
Impairment loss	1,688,725	4,272,196
Distributions received from operating limited partnerships	2,984	—
Amortization	131,056	36,724
Changes in assets and liabilities
Other assets	—	8,638
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	312,615	303,345

Net cash provided by (used in) operating activities	103,014	(68,981)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	103,014	(68,981)

Cash and cash equivalents, beginning	237,567	306,548

Cash and cash equivalents, ending	$340,581	$237,567

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 32
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$125,000	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 33
	2010	2009
Cash flows from operating activities
Net income (loss)	$(1,844,221)	$(5,082,253)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	387,789	524,307
Impairment loss	1,267,778	4,328,479
Distributions received from operating limited partnerships	7,370	5,555
Amortization	11,980	27,276
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	(447)
Accounts payable - affiliates	173,767	190,453

Net cash provided by (used in) operating activities	4,463	(6,630)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,463	(6,630)

Cash and cash equivalents, beginning	179,652	186,282

Cash and cash equivalents, ending	$184,115	$179,652

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 33
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$125,000	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 34
	2010	2009
Cash flows from operating activities
Net income (loss)	$(2,349,137)	$(5,616,496)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	610,451	1,042,792
Impairment loss	1,042,951	4,230,134
Distributions received from operating limited partnerships	4,182	2,440
Amortization	384,440	43,938
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	308,882	311,484

Net cash provided by (used in) operating activities	1,769	13,911

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(8,244)
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	(8,244)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,769	5,667

Cash and cash equivalents, beginning	72,369	66,702

Cash and cash equivalents, ending	$74,138	$72,369

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 34
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 35
	2010	2009
Cash flows from operating activities
Net income (loss)	$(3,359,953)	$(6,285,010)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	815,231	800,389
Impairment loss	2,237,536	5,113,606
Distributions received from operating limited partnerships	15,731	2,625
Amortization	72,288	129,235
Changes in assets and liabilities
Other assets	—	12,418
Accounts payable and accrued expenses	—	(7,198)
Accounts payable - affiliates	228,360	203,360

Net cash provided by (used in) operating activities	9,193	(30,575)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	9,193	(30,575)

Cash and cash equivalents, beginning	118,051	148,626

Cash and cash equivalents, ending	$127,244	$118,051

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 35
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 36
	2010	2009
Cash flows from operating activities
Net income (loss)	$(2,242,113)	$(3,824,248)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	492,791	490,558
Impairment loss	1,548,176	3,085,005
Distributions received from operating limited partnerships	38,403	11,630
Amortization	29,840	88,462
Changes in assets and liabilities
Other assets	—	1,370
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	174,143	151,524

Net cash provided by (used in) operating activities	41,240	3,920

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	41,240	3,920

Cash and cash equivalents, beginning	101,615	97,695

Cash and cash equivalents, ending	$142,855	$101,615

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 36
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 37
	2010	2009
Cash flows from operating activities
Net income (loss)	$(2,780,498)	$(6,790,196)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	599,344	1,297,634
Impairment loss	1,849,293	5,083,007
Distributions received from operating limited partnerships	45,997	20,790
Amortization	118,248	94,821
Changes in assets and liabilities
Other assets	—	81,235
Accounts payable and accrued expenses	—	(522)
Accounts payable - affiliates	204,864	179,864

Net cash provided by (used in) operating activities	37,248	(33,367)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	37,248	(33,367)

Cash and cash equivalents, beginning	272,497	305,864

Cash and cash equivalents, ending	$309,745	$272,497

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 37
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 38
	2010	2009
Cash flows from operating activities
Net income (loss)	$(2,712,997)	$(6,258,767)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	658,134	578,692
Impairment loss	1,863,888	5,386,462
Distributions received from operating limited partnerships	48,286	178,676
Amortization	26,220	98,915
Changes in assets and liabilities
Other assets	—	4,875
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	64,400	139,400

Net cash provided by (used in) operating activities	(52,069)	127,872

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(52,069)	127,872

Cash and cash equivalents, beginning	261,393	133,521

Cash and cash equivalents, ending	$209,324	$261,393

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 38
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 39
	2010	2009
Cash flows from operating activities
Net income (loss)	$(2,291,962)	$(4,318,730)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	779,953	705,389
Impairment loss	1,331,559	3,386,978
Distributions received from operating limited partnerships	14,953	105,884
Amortization	22,072	90,326
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	86,800	111,800

Net cash provided by (used in) operating activities	(56,625)	81,266

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(56,625)	81,266

Cash and cash equivalents, beginning	239,921	158,655

Cash and cash equivalents, ending	$183,296	$239,921

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 39
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 40
	2010	2009
Cash flows from operating activities
Net income (loss)	$(2,709,589)	$(5,416,173)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	900,724	774,697
Impairment loss	1,565,033	4,292,781
Distributions received from operating limited partnerships	2,430	1,074
Amortization	53,036	113,728
Changes in assets and liabilities
Other assets	—	9,873
Accounts payable and accrued expenses	(36,733)	(381)
Accounts payable - affiliates	218,094	209,756

Net cash provided by (used in) operating activities	(7,005)	(14,645)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(7,005)	(14,645)

Cash and cash equivalents, beginning	127,519	142,164

Cash and cash equivalents, ending	$120,514	$127,519

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 40
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$8,592

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 41
	2010	2009
Cash flows from operating activities
Net income (loss)	$(2,440,525)	$(3,871,357)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	553,631	808,749
Impairment loss	1,370,664	2,680,272
Distributions received from operating limited partnerships	6,437	5,786
Amortization	282,764	133,927
Changes in assets and liabilities
Other assets	(835)	—
Accounts payable and accrued expenses	—	(9,584)
Accounts payable - affiliates	266,149	270,859

Net cash provided by (used in) operating activities	38,285	18,652

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	38,285	18,652

Cash and cash equivalents, beginning	40,375	21,723

Cash and cash equivalents, ending	$78,660	$40,375

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 41
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 42
	2010	2009
Cash flows from operating activities
Net income (loss)	$(2,439,386)	$(6,857,155)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	342,003	1,504,122
Impairment loss	1,688,303	4,924,845
Distributions received from operating limited partnerships	609	417
Amortization	128,732	117,134
Changes in assets and liabilities
Other assets	117,628	(101,647)
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	151,056	127,320

Net cash provided by (used in) operating activities	(11,055)	(285,345)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(4,211)
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	(4,211)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(11,055)	(289,556)

Cash and cash equivalents, beginning	359,855	649,411

Cash and cash equivalents, ending	$348,800	$359,855

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 42
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 43
	2010	2009
Cash flows from operating activities
Net income (loss)	$(3,178,616)	$(6,502,229)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	514,076	1,935,345
Impairment loss	2,024,801	4,043,890
Distributions received from operating limited partnerships	20,907	61,839
Amortization	289,737	167,349
Changes in assets and liabilities
Other assets	117,628	(117,628)
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	281,780	256,780

Net cash provided by (used in) operating activities	70,313	(155,035)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(2,268)
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	(2,268)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	70,313	(157,303)

Cash and cash equivalents, beginning	185,952	343,255

Cash and cash equivalents, ending	$256,265	$185,952

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 43
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 44
	2010	2009
Cash flows from operating activities
Net income (loss)	$(3,226,501)	$(3,188,252)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,444,199	1,071,100
Impairment loss	1,198,091	1,773,459
Distributions received from operating limited partnerships	4,129	7,116
Amortization	294,134	113,014
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	84,701	209,701

Net cash provided by (used in) operating activities	(201,247)	(14,243)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(58,174)
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	(58,174)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(201,247)	(72,417)

Cash and cash equivalents, beginning	791,833	864,250

Cash and cash equivalents, ending	$590,586	$791,833

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 44
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$53,391

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 45
	2010	2009
Cash flows from operating activities
Net income (loss)	$(4,185,948)	$(4,427,068)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,379,202	1,116,859
Impairment loss	2,117,133	2,787,550
Distributions received from operating limited partnerships	51,029	22,401
Amortization	288,104	144,882
Changes in assets and liabilities
Other assets	—	5,435
Accounts payable and accrued expenses	—	(678)
Accounts payable - affiliates	16,564	191,564

Net cash provided by (used in) operating activities	(333,916)	(159,055)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(333,916)	(159,055)

Cash and cash equivalents, beginning	871,105	1,030,160

Cash and cash equivalents, ending	$537,189	$871,105

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 45
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 46
	2010	2009
Cash flows from operating activities
Net income (loss)	$(3,303,319)	$(4,253,731)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	861,685	764,836
Impairment loss	2,084,333	3,123,951
Distributions received from operating limited partnerships	15,289	4,952
Amortization	79,928	103,890
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	(1,667)
Accounts payable - affiliates	49,528	149,528

Net cash provided by (used in) operating activities	(212,556)	(108,241)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(212,556)	(108,241)

Cash and cash equivalents, beginning	480,195	588,436

Cash and cash equivalents, ending	$267,639	$480,195

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

Series 46
	2010	2009
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$—	$—

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$—	$—

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$—	$—

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2010 and 2009

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series at March 31, 2010 and 2009 are as follows:

	2010	2009

Series 20	3,866,700	3,866,700
Series 21	1,892,700	1,892,700
Series 22	2,564,400	2,564,400
Series 23	3,336,727	3,336,727
Series 24	2,169,878	2,169,878
Series 25	3,026,109	3,026,109
Series 26	3,995,900	3,995,900
Series 27	2,460,700	2,460,700
Series 28	4,000,738	4,000,738
Series 29	3,991,800	3,991,800
Series 30	2,651,000	2,651,000
Series 31	4,417,857	4,417,857
Series 32	4,754,198	4,754,198
Series 33	2,636,533	2,636,533
Series 34	3,529,319	3,529,319
Series 35	3,300,463	3,300,463
Series 36	2,106,837	2,106,837
Series 37	2,512,500	2,512,500
Series 38	2,543,100	2,543,100
Series 39	2,292,152	2,292,152
Series 40	2,630,256	2,630,256
Series 41	2,891,626	2,891,626
Series 42	2,744,262	2,744,262
Series 43	3,637,987	3,637,987
Series 44	2,701,973	2,701,973
Series 45	4,014,367	4,014,367
Series 46	2,980,998	2,980,998

	83,651,080	83,651,080

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships

The Fund accounts for its investments in operating limited partnerships using the equity method, whereby the Fund adjusts its investment cost for its share of each operating limited partnership’s results of operations and for any distributions received or accrued.  However, the Fund recognizes the individual operating limited partnership’s losses only to the extent that the Fund’s share of losses from the operating limited partnerships does not exceed the carrying amount of its investment and its advances to operating limited partnerships.  Unrecognized losses are suspended and offset against future individual operating limited partnership income.

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables.  Accordingly, the Fund recorded a valuation allowance of $224,814 and $651,233 as of March 31, 2010 and 2009, respectively.

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the future net undiscounted cash flows expected to be generated by the operating limited partnerships including the low-income housing tax credits and the residual value upon sale or disposition of the equity interest in the operating limited partnerships. If the investment is considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount of the investment exceeds the fair value of such investment. The Fund also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships.  Impairment losses have been recognized for the years ended March 31, 2010 and 2009 of $27,675,675 and $85,330,656, respectively

Capital contributions to operating limited partnerships are adjusted by tax credit adjusters.  Tax credit adjusters are defined as adjustments to operating limited partnership capital contributions due to reductions in actual tax credits from those originally projected.  The Fund records tax credit adjusters as a reduction in investments in operating limited partnerships and capital contributions payable.

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

March 31, 2010 and 2009

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

In accordance with the accounting guidance for the consolidation of variable interest entities, the Fund determines when it should include the assets, liabilities, and activities of a variable interest entity (VIE) in its financial statements, and when it should disclose information about its relationship with a VIE. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it absorbs the majority of the entity’s expected losses, the majority of the expected returns, or both. Based on this guidance, the operating limited partnerships in which the Fund invests meet the definition of a VIE.  However, management does not consolidate the Fund’s interests in these VIEs under this guidance, as it is not considered to be the primary beneficiary.  The Fund currently records the amount of its investment in these operating limited partnerships as an asset on its balance sheets, recognizes its share of the operating limited partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in its financial statements.

The Fund’s balance in investment in operating limited partnerships, plus the risk of recapture of tax credits previously recognized on these investments, represents its maximum exposure to loss.  The Fund’s exposure to loss on these operarting limited partnerships is mitigated by the condition and financial performance of the underlying properties as well as the strength of the operating general partners and their guarantee against credit recapture.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Capitalized Expenses

Costs incurred with borrowing funds to make capital contributions to operating limited partnerships and certain other costs are capitalized and included in investment in operating limited partnerships.  The costs were being amortized on the straight-line method over 27.5 years.  As of March 31, 2010 and 2009, an impairment loss of $5,090 and $1,351,978, respectively, was recorded and the lives of the remaining capitalized interest were reassessed.

Accumulated amortization for capitalized interest as of March 31, 2010 and 2009, as well as the March 31, 2009 impairments and the remaining lives are as follows:

	Accumulated Amortization	Accumulated Amortization	Capitalized Interest Impairment	Capitalized Interest Impairment	Remaining Life of Capitalized Interest
	2010	2009	2010	2009	Years
Series 20	$—	$—	$—	$—	—
Series 21	—	—	—	—	—
Series 22	—	—	—	—	—
Series 23	—	—	—	—	—
Series 24	—	—	—	—	—
Series 25	—	—	—	86,980	—
Series 26	—	—	—	—	—
Series 27	10,181	7,081	—	—	3
Series 28	—	—	—	—	—
Series 29	—	—	—	—	—
Series 30	—	—	—	—	—
Series 31	—	—	—	—	—
Series 32	—	—	—	110,727	—
Series 33	—	—	—	—	—
Series 34	—	5,819	5,090	—	—
Series 35	—	—	—	117,847	—
Series 36	—	—	—	75,899	—
Series 37	—	—	—	89,449	—
Series 38	—	—	—	58,712	—
Series 39	—	—	—	49,619	—
Series 40	—	—	—	232,300	—
Series 41	—	—	—	377,052	—
Series 42	—	—	—	65,307	—
Series 43	—	—	—	27,065	—
Series 44	2,436	2,046	—	—	7
Series 45	—	—	—	61,021	—
Series 46	—	—	—	—	—
	$12,617	$14,946	$5,090	$1,351,978

The annual amortization for capitalized interest expense for the years 2011, 2012, 2013, 2014, and 2015 are estimated to be $4,282, $4,282, $4,282, $1,182 and $1,182, respectively.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Acquisition Costs

Acquisition costs were amortized on the straight-line method over 27.5 years.  As of March 31, 2010 and 2009, an impairment loss of $1,810,230 and $16,813,106, respectively, was recorded and the lives of the remaining acquisition costs were reassessed.

Accumulated amortization as of March 31, 2010 and 2009, as well as the March 31, 2009 impairments and the remaining lives are as follows:

	Accumulated Amortization	Accumulated Amortization	Acquisition Costs Impairment	Acquisition Costs Impairment	Remaining Life Acquistion Costs
	2010	2009	2010	2009	Years
Series 20	$—	$—	—	$62,514	—
Series 21	—	—	—	34,192	—
Series 22	—	—	—	107,446	—
Series 23	—	—	—	159,787	—
Series 24	—	—	—	178,582	—
Series 25	11,423	—	22,855	145,062	—
Series 26	34,324	—	34,322	252,527	—
Series 27	65,392	149,468	—	—	3
Series 28	—	—	—	57,762	—
Series 29	28,950	32,972	—	—	1
Series 30	104,340	—	78,065	162,953	1
Series 31	—	—	—	—	—
Series 32	131,056	—	262,118	138,909	2
Series 33	11,980	—	23,960	441,461	2
Series 34	379,347	431,775	154,970	—	1
Series 35	72,288	—	—	1,860,902	3
Series 36	29,840	—	59,676	1,386,792	2
Series 37	118,248	—	—	1,191,943	3
Series 38	26,220	—	36,781	1,813,141	3
Series 39	22,072	—	32,860	1,689,322	3
Series 40	53,036	—	—	1,968,409	3
Series 41	282,764	—	240,999	954,584	4
Series 42	128,732	—	205,435	1,423,228	7
Series 43	271,840	—	293,908	1,015,420	7
Series 44	282,799	532,873	—	—	7
Series 45	288,104	—	105,080	410,614	7
Series 46	79,928	—	259,201	1,357,556	7

	$2,422,683	$1,147,088	$1,810,230	$16,813,106

The annual amortization for deferred acquisition costs for the years 2011, 2012, 2013, 2014, and 2015 is estimated to be $1,764,175, $1,484,575, $1,484,575, $1,150,539, and $928,026 respectively.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns.  The funds’s federal tax status as a pass-through entity is based on its legal status as a Fund. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure.

Cash and Cash Equivalents

Cash equivalents include money market accounts having original maturities at date of acquisition of three months or less.  The carrying value approximates fair value because of the short maturity of these instruments.

Fiscal Year

For financial reporting purposes, the fund uses a March 31 year end, whereas for income tax reporting purposes, the fund uses a calendar year.  The operating limited partnerships use a calendar year for both financial and income tax reporting.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Loss Per Beneficial Assignee Certificate Unit

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period.  The weighted average number of units in each series at March 31, 2010 and 2009 are as follows:

	2010	2009

Series 20	3,866,700	3,866,700
Series 21	1,892,700	1,892,700
Series 22	2,564,400	2,564,400
Series 23	3,336,727	3,336,727
Series 24	2,169,878	2,169,878
Series 25	3,026,109	3,026,109
Series 26	3,995,900	3,995,900
Series 27	2,460,700	2,460,700
Series 28	4,000,738	4,000,738
Series 29	3,991,800	3,991,800
Series 30	2,651,000	2,651,000
Series 31	4,417,857	4,417,857
Series 32	4,754,198	4,754,198
Series 33	2,636,533	2,636,533
Series 34	3,529,319	3,529,319
Series 35	3,300,463	3,300,463
Series 36	2,106,837	2,106,837
Series 37	2,512,500	2,512,500
Series 38	2,543,100	2,543,100
Series 39	2,292,152	2,292,152
Series 40	2,630,256	2,630,256
Series 41	2,891,626	2,891,626
Series 42	2,744,262	2,744,262
Series 43	3,637,987	3,637,987
Series 44	2,701,973	2,701,973
Series 45	4,014,367	4,014,367
Series 46	2,980,998	2,980,998

	83,651,080	83,651,080

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

Recent Accounting Pronouncements

In May 2009, the Financial Accounting Standards Board (FASB) issued guidance regarding subsequent events, which was subsequently updated in February 2010. This guidance established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, this guidance sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. This guidance was effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009, and was therefore adopted by the Fund for the quarter ended June 30, 2009. The adoption did not have a significant impact on the subsequent events that the Fund reports, either through recognition or disclosure, in the financial statements. In February 2010, the FASB amended its guidance on subsequent events to remove the requirement to disclose the date, through which an entity has evaluated subsequent events, alleviating conflicts with current SEC guidance. This amendment was effective immediately and therefore the Fund did not include the disclosure in this Form 10-K.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements - continued

In June 2009, the FASB issued an amendment to the accounting and disclosure requirements for the consolidation of VIEs. The amended guidance modifies the consolidation model to one based on control and economics, and replaces the current quantitative primary beneficiary analysis with a qualitative analysis. The primary beneficiary of a VIE will be the entity that has (1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE.

If multiple unrelated parties share such power, as defined, no party will be required to consolidate the VIE. Further, the amended guidance requires continual reconsideration of the primary beneficiary of a VIE and adds an additional reconsideration event for determination of whether an entity is a VIE. Additionally, the amendment requires enhanced and expanded disclosures around VIEs. This amendment is effective for fiscal years beginning after November 15, 2009. The adoption of this guidance on April 1, 2010 is not expected to have a material effect on the Partnership’s financial statements.

In June 2009, the FASB issued the Accounting Standards Codification (Codification). Effective July 1, 2009, the Codification is the single source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification is intended to reorganize, rather than change, existing GAAP. Accordingly, all references to currently existing GAAP have been removed and have been replaced with plain English explanations of the Partnership’s accounting policies. The adoption of the Codification did not have a material impact on the Partnership’s financial position or results of operations.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2010 and 2009, the Fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Holdings Limited Partnership (BCHLP), Boston Capital Services, Inc. (BCS) and Boston Capital Asset Management Limited Partnership (BCAM) as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5 percent of the aggregate cost of all apartment complexes acquired by the operating limited partnerships.  The aggregate cost is comprised of the capital contributions made by each Series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level.  The annual fund fees charged to operations during the years ended March 31, 2010 and 2009, are as follows:

	2010	2009

Series 20	$337,024	$337,752
Series 21	141,133	180,372
Series 22	249,803	254,591
Series 23	235,714	240,264
Series 24	199,222	227,736
Series 25	234,550	272,676
Series 26	417,273	434,760
Series 27	315,204	315,204
Series 28	334,116	334,116
Series 29	331,404	334,692
Series 30	186,169	186,169
Series 31	364,152	364,152
Series 32	312,615	328,345
Series 33	159,745	173,964
Series 34	293,196	293,196
Series 35	228,360	228,360
Series 36	160,599	160,599
Series 37	204,864	204,864
Series 38	164,400	164,400
Series 39	136,800	136,800
Series 40	200,017	200,017
Series 41	246,830	246,830
Series 42	251,056	252,320
Series 43	306,780	306,780
Series 44	284,701	284,701
Series 45	366,564	366,564
Series 46	249,528	249,528

	$6,911,819	$7,079,752

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The Fund incurred a fund management fee to Boston Capital Asset Management Limited Partnership in an amount equal to .5 percent of the aggregate cost of the apartment complexes owned by the operating limited partnerships, less the amount of various asset management and reporting fees paid by the operating limited partnerships.  The reporting fees paid by the operating limited partnerships to the partnership for the years ended March 31, 2010 and 2009, are as follows:

	2010	2009

Series 20	$75,503	$55,948
Series 21	64,846	21,723
Series 22	18,136	21,131
Series 23	26,439	34,314
Series 24	68,404	33,074
Series 25	77,866	60,212
Series 26	118,642	81,694
Series 27	139,570	47,815
Series 28	76,484	68,022
Series 29	106,812	33,606
Series 30	28,927	30,346
Series 31	38,168	42,859
Series 32	112,529	20,555
Series 33	20,195	9,888
Series 34	22,454	45,163
Series 35	36,303	38,385
Series 36	25,250	40,754
Series 37	26,818	10,500
Series 38	41,136	19,873
Series 39	17,135	45,799
Series 40	19,771	31,158
Series 41	39,058	32,501
Series 42	25,452	17,395
Series 43	17,094	16,364
Series 44	36,350	84,969
Series 45	37,944	48,393
Series 46	22,343	34,228

	$1,339,629	$1,026,669

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fund management fees paid for the years ended March 31, 2010 and 2009, are as follows:

	2010	2009

Series 20	$50,000	$50,000
Series 21	600,000	—
Series 22	—	—
Series 23	—	—
Series 24	75,000	50,000
Series 25	100,000	50,000
Series 26	200,000	775,000
Series 27	—	—
Series 28	25,000	75,000
Series 29	—	—
Series 30	—	25,000
Series 31	—	50,000
Series 32	—	25,000
Series 33	—	—
Series 34	—	—
Series 35	—	25,000
Series 36	—	25,000
Series 37	—	25,000
Series 38	100,000	25,000
Series 39	50,000	25,000
Series 40	—	—
Series 41	—	—
Series 42	100,000	125,000
Series 43	25,000	50,000
Series 44	200,000	75,000
Series 45	350,000	175,000
Series 46	200,000	100,000

	$2,075,000	$1,750,000

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

An affiliate of the general partner of the Fund has advanced funds to pay some operating expenses of the fund, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable to affiliates. The total advances as of March 31, 2010 and 2009, are as follows:

	2010	2009

Series 20	$—	$—
Series 21	108,007	108,007
Series 22	51,981	37,496
Series 23	62,510	47,736
Series 24	—	—
Series 25	—	—
Series 26	—	—
Series 27	54,128	41,806
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	—	—
Series 32	—	—
Series 33	48,550	34,528
Series 34	62,914	47,228
Series 35	—	—
Series 36	123,590	110,046
Series 37	—	—
Series 38	69,191	69,191
Series 39	220,455	220,455
Series 40	325,546	307,469
Series 41	359,757	340,438
Series 42	221,615	221,615
Series 43	51,482	51,482
Series 44	—	—
Series 45	—	—
Series 46	—	—

	$1,759,726	$1,637,497

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the fund’s interests in operating limited partnerships.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

During the years ended March 31, 2010 and 2009, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2010	2009

Series 20	$15,913	$17,881
Series 21	11,268	13,553
Series 22	14,465	16,876
Series 23	14,784	17,213
Series 24	12,891	15,388
Series 25	13,857	16,434
Series 26	18,120	20,948
Series 27	12,332	15,042
Series 28	17,801	20,746
Series 29	17,513	20,459
Series 30	15,033	17,749
Series 31	18,012	20,988
Series 32	17,445	20,217
Series 33	14,032	16,488
Series 34	15,696	18,287
Series 35	15,180	17,719
Series 36	13,554	15,926
Series 37	17,244	21,479
Series 38	17,761	22,012
Series 39	17,127	21,380
Series 40	18,247	22,690
Series 41	19,773	24,030
Series 42	20,734	23,924
Series 43	21,667	25,154
Series 44	19,394	22,264
Series 45	23,251	26,557
Series 46	19,330	23,335

	$452,424	$534,739

Accounts payable - affiliates at March 31, 2010 and 2009 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2010 and 2009, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes.  The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2010 and 2009 by series are as follows:

	2010	2009

Series 20	21	22
Series 21	10	13
Series 22	25	29
Series 23	20	22
Series 24	20	24
Series 25	20	22
Series 26	43	45
Series 27	16	16
Series 28	26	26
Series 29	21	21
Series 30	18	18
Series 31	26	26
Series 32	16	16
Series 33	10	10
Series 34	14	14
Series 35	11	11
Series 36	11	11
Series 37	7	7
Series 38	10	10
Series 39	9	9
Series 40	16	16
Series 41	21	21
Series 42	22	23
Series 43	23	23
Series 44	10	10
Series 45	30	30
Series 46	15	15

	491	510

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2010 the Fund disposed of nineteen Operating Partnerships. A summary of the dispositions by Series for March 31, 2010 is as follows.

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition	Gain/(Loss) on Disposition
Series 20	1	—	$10,168	$10,168
Series 21	3	—	732,319	634,441
Series 22	4	—	60,867	60,867
Series 23	2	—	38,225	38,225
Series 24	4	—	107,945	107,945
Series 25	2	—	38,836	38,836
Series 26	2	—	—	—
Series 42	1	—	—	—
Total	19	—	$988,360	$890,482

During the year ended March 31, 2009 the Fund disposed of one operating limited partnership in Series 29 and one operating limited partnership in Series 32.  No proceeds were received from the dispositions and no gains were recorded.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the Fund’s investment in each operating limited partnership, the Fund is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations.  At March 31, 2010 and 2009, contributions are payable to operating limited partnerships as follows:

	2010	2009

Series 20	$—	$—
Series 21	—	—
Series 22	9,352	9,352
Series 23	—	—
Series 24	9,999	9,999
Series 25	10,001	10,001
Series 26	14,490	14,490
Series 27	22,861	39,749
Series 28	40,968	40,968
Series 29	10,197	10,197
Series 30	127,396	127,396
Series 31	66,294	66,294
Series 32	173,561	298,561
Series 33	69,154	194,154
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	138,438	138,438
Series 38	—	—
Series 39	—	—
Series 40	102	102
Series 41	100	100
Series 42	452,937	452,937
Series 43	307,738	307,738
Series 44	590,561	590,561
Series 45	16,724	16,724
Series 46	20,138	20,138

	$2,081,011	$2,347,899

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$565,679,591	$24,497,592	$6,707,965

Acquisition costs of operating limited partnerships	42,532,363	3,519,231	1,061,185

Cumulative distributions from operating limited partnerships	(7,526,592)	(3,612,833)	(25,500)

Cumulative impairment loss in investments in operating limited partnerships	(226,406,734)	(5,812,210)	(709,601)

Cumulative losses from operating limited partnerships	(294,675,300)	(18,591,780)	(7,034,049)

Investments in operating limited partnerships per balance sheet	79,603,328	—	—

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(3,952,220)	—	(236,474)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(5,842,119)	(444,246)	(110,624)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	2,077,480	268,202	399,312

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(50,576,578)	(4,276,869)	(3,920,551)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	1,904,491	248,984	69,368

Cumulative impairment loss in investments in operating limited partnerships	226,406,734	5,812,210	709,601

Other	(3,995,313)	(219,097)	(22,747)

Equity per operating limited partnerships’ combined financial statements	$245,625,803	$1,389,184	$(3,112,115)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$17,039,728	$21,740,288	$12,091,171

Acquisition costs of operating limited partnerships	2,363,062	3,206,851	1,686,157

Cumulative distributions from operating limited partnerships	(90,218)	(54,013)	(116,661)

Cumulative impairment loss in investments in operating limited partnerships	(6,519,050)	(11,704,924)	(4,336,246)

Cumulative losses from operating limited partnerships	(12,793,522)	(13,188,202)	(9,324,421)

Investments in operating limited partnerships per balance sheet	—	—	—

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 22	Series 23	Series 24

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(481,359)	(11,581)	(30,158)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(484,368)	(436,119)	(406,662)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	203,385	152,590	81,405

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(5,077,203)	(3,145,170)	(3,060,446)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	107,392	46,426	61,209

Cumulative impairment loss in investments in operating limited partnerships	6,519,050	11,704,924	4,336,246

Other	(262,177)	(84,499)	98,505

Equity per operating limited partnerships’ combined financial statements	$524,720	$8,226,571	$1,080,099

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$16,634,468	$26,620,282	$16,909,156

Acquisition costs of operating limited partnerships	2,235,209	3,760,739	2,467,629

Cumulative distributions from operating limited partnerships	(253,269)	(498,297)	(127,103)

Cumulative impairment loss in investments in operating limited partnerships	(9,276,439)	(17,408,272)	(10,747,592)

Cumulative losses from operating limited partnerships	(9,339,969)	(12,474,452)	(6,159,939)

Investments in operating limited partnerships per balance sheet	—	—	2,342,151

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 25	Series 26	Series 27

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(68,619)	(108,982)	(286,388)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(195,666)	(73,142)	(369,748)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	126,188	120,610	205,532

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(5,534,834)	(4,015,497)	(1,492,182)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	48,848	187,072	41,321

Cumulative impairment loss in investments in operating limited partnerships	9,276,439	17,408,272	10,747,592

Other	(265,217)	(303,860)	(158,183)

Equity per operating limited partnerships’ combined financial statements	$3,387,139	$13,214,473	$11,030,095

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$28,566,056	$28,419,361	$15,301,412

Acquisition costs of operating limited partnerships	4,191,674	4,100,111	1,640,751

Cumulative distributions from operating limited partnerships	(578,942)	(26,816)	(199,590)

Cumulative impairment loss in investments in operating limited partnerships	(17,737,386)	(10,917,337)	(8,061,818)

Cumulative losses from operating limited partnerships	(14,441,402)	(21,550,924)	(8,597,713)

Investments in operating limited partnerships per balance sheet	—	24,395	83,042

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(289,605)	(158,645)	(135,225)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(596,128)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	129,668	265,241	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,078,508)	(3,360,666)	(1,007,974)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,284	7,039	7,712

Cumulative impairment loss in investments in operating limited partnerships	17,737,386	10,917,337	8,061,818

Other	(219,184)	(76,338)	(24,286)

Equity per operating limited partnerships’ combined financial statements	$15,730,988	$7,022,235	$6,749,386

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$29,153,095	$31,297,962	$16,705,741

Acquisition costs of operating limited partnerships	4,199,795	3,906,897	1,626,762

Cumulative distributions from operating limited partnerships	(66,005)	(101,211)	(30,285)

Cumulative impairment loss in investments in operating limited partnerships	(15,170,789)	(15,384,682)	(10,291,840)

Cumulative losses from operating limited partnerships	(18,073,732)	(19,020,214)	(7,860,225)

Investments in operating limited partnerships per balance sheet	42,364	698,752	150,153

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 31	Series 32	Series 33

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(138,370)	(334,023)	(179,468)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,284,335)	(167,193)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	125,347	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,850,713)	(1,616,565)	(382,388)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	43,473	42,262	9,684

Cumulative impairment loss in investments in operating limited partnerships	15,170,789	15,384,682	10,291,840

Other	(329,880)	(451,776)	(8,382)

Equity per operating limited partnerships’ combined financial statements	$11,985,410	$12,438,997	$9,714,246

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$25,641,952	$23,763,922	$15,262,574

Acquisition costs of operating limited partnerships	2,566,310	—	—

Cumulative distributions from operating limited partnerships	(26,077)	(30,262)	(98,902)

Cumulative impairment loss in investments in operating limited partnerships	(11,262,189)	(10,461,943)	(6,225,751)

Cumulative losses from operating limited partnerships	(16,467,846)	(10,695,676)	(7,125,174)

Investments in operating limited partnerships per balance sheet	452,150	2,576,041	1,812,747

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(38,698)	—	(14,791)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,522,530)	(981,337)	(2,329,999)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	6,464	78,017	1,370

Cumulative impairment loss in investments in operating limited partnerships	11,262,189	10,461,943	6,225,751

Other	(136,659)	(12,663)	(30,540)

Equity per operating limited partnerships’ combined financial statements	$9,727,382	$12,122,001	$5,664,538

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$18,513,938	$18,852,167	$16,699,847

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(151,697)	(410,694)	(189,115)

Cumulative impairment loss in investments in operating limited partnerships	(7,574,998)	(7,521,557)	(4,829,727)

Cumulative losses from operating limited partnerships	(9,387,062)	(7,158,137)	(7,710,901)

Investments in operating limited partnerships per balance sheet	1,400,181	3,761,779	3,970,104

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(155,365)	—	—

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(716,948)	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	303,810	59,461	279,219

Cumulative impairment loss in investments in operating limited partnerships	7,574,998	7,521,557	4,829,727

Other	(8,883)	(181,817)	(78,758)

Equity per operating limited partnerships’ combined financial statements	$8,397,793	$11,160,980	$9,000,292

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$19,336,992	$18,074,603	$19,777,849

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(49,769)	(403,265)	(25,236)

Cumulative impairment loss in investments in operating limited partnerships	(6,838,944)	(4,120,934)	(5,798,474)

Cumulative losses from operating limited partnerships	(7,590,104)	(8,956,733)	(8,319,079)

Investments in operating limited partnerships per balance sheet	4,858,175	4,593,671	5,635,060

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(25,172)	(33,807)	(480,654)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(12,174)	(600,595)	(779,836)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	78,811	1,049	47,033

Cumulative impairment loss in investments in operating limited partnerships	6,838,944	4,120,934	5,798,474

Other	(200,695)	(306,871)	(45,584)

Equity per operating limited partnerships’ combined financial statements	$11,537,889	$7,774,381	$10,174,493

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$26,773,646	$19,487,253	$29,449,544

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(162,077)	(26,919)	(141,653)

Cumulative impairment loss in investments in operating limited partnerships	(5,563,126)	(3,611,213)	(4,972,399)

Cumulative losses from operating limited partnerships	(11,789,014)	(8,064,623)	(8,592,788)

Investments in operating limited partnerships per balance sheet	9,259,429	7,784,498	15,742,704

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(223,508)	(373,551)	(129,725)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,287,962)	(1,360,885)	(164,746)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	(21,155)	28,744

Cumulative impairment loss in investments in operating limited partnerships	5,563,126	3,611,213	4,972,399

Other	(280,840)	(325,819)	(14,031)

Equity per operating limited partnerships’ combined financial statements	$13,030,245	$9,314,301	$20,435,345

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$22,361,027

Acquisition costs of operating limited partnerships	—

Cumulative distributions from operating limited partnerships	(30,183)

Cumulative impairment loss in investments in operating limited partnerships	(3,547,293)

Cumulative losses from operating limited partnerships	(4,367,619)

Investments in operating limited partnerships per balance sheet	14,415,932

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(18,052)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	4,594

Cumulative impairment loss in investments in operating limited partnerships	3,547,293

Other	(45,032)

Equity per operating limited partnerships’ combined financial statements	$17,904,735

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$595,641,992	$24,751,070	$12,367,163

Acquisition costs of operating limited partnerships	46,131,056	3,540,340	1,923,140

Cumulative distributions from operating limited partnerships	(7,148,485)	(3,612,833)	(29,005)

Cumulative impairment loss in investments in operating limited partnerships	(209,578,825)	(4,604,488)	(746,232)

Cumulative losses from operating limited partnerships	(305,872,417)	(20,074,089)	(13,417,187)

Investments in operating limited partnerships per balance sheet	119,173,321	—	97,879

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(6,787,905)	—	(236,474)

The Fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(7,359,789)	(444,246)	(110,624)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	2,628,827	286,158	623,372

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(36,349,415)	(3,366,332)	(3,666,793)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	1,989,552	253,099	174,071

Cumulative impairment loss in investments in operating limited partnerships	209,578,825	4,604,488	746,232

Other	(4,936,282)	(145,391)	(24,421)

Equity per operating limited partnerships’ combined financial statements	$277,937,134	$1,187,776	$(2,396,758)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$18,295,620	$23,797,395	$15,476,459

Acquisition costs of operating limited partnerships	2,504,765	3,504,553	2,030,314

Cumulative distributions from operating limited partnerships	(120,970)	(58,149)	(152,898)

Cumulative impairment loss in investments in operating limited partnerships	(6,562,719)	(11,676,945)	(5,389,926)

Cumulative losses from operating limited partnerships	(14,116,696)	(15,566,854)	(11,963,949)

Investments in operating limited partnerships per balance sheet	—	—	—

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 22	Series 23	Series 24

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(481,359)	(11,581)	(30,158)

The Fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(484,368)	(436,119)	(516,941)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	259,228	179,850	95,695

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,574,176)	(2,754,095)	(2,680,592)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,346	46,426	61,209

Cumulative impairment loss in investments in operating limited partnerships	6,562,719	11,676,945	5,389,926

Other	(271,822)	(69,454)	182,710

Equity per operating limited partnerships’ combined financial statements	$1,126,568	$8,631,972	$2,501,849

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$21,913,216	$28,887,643	$16,970,475

Acquisition costs of operating limited partnerships	2,803,677	3,968,917	2,467,629

Cumulative distributions from operating limited partnerships	(265,151)	(455,894)	(69,055)

Cumulative impairment loss in investments in operating limited partnerships	(11,724,939)	(17,902,141)	(10,580,622)

Cumulative losses from operating limited partnerships	(12,717,342)	(13,160,275)	(6,093,227)

Investments in operating limited partnerships per balance sheet	9,461	1,338,250	2,695,200

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 25	Series 26	Series 27

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(111,404)	(108,982)	(316,117)

The Fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(689,409)	(73,142)	(369,748)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	335,542	123,194	205,532

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,690,637)	(2,931,539)	(1,215,186)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	48,848	195,682	—

Cumulative impairment loss in investments in operating limited partnerships	11,724,939	17,902,141	10,580,622

Other	(219,121)	(228,871)	(42,654)

Equity per operating limited partnerships’ combined financial statements	$6,408,219	$16,216,733	$11,537,649

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$28,566,056	$28,419,361	$15,301,412

Acquisition costs of operating limited partnerships	4,191,674	4,100,111	1,640,751

Cumulative distributions from operating limited partnerships	(529,321)	(26,147)	(169,889)

Cumulative impairment loss in investments in operating limited partnerships	(17,484,651)	(10,500,801)	(7,524,223)

Cumulative losses from operating limited partnerships	(14,055,570)	(21,383,002)	(8,030,725)

Investments in operating limited partnerships per balance sheet	688,188	609,522	1,217,326

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(289,605)	(158,645)	(135,225)

The Fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(596,128)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	129,668	265,241	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(214,652)	(1,611,939)	(318,066)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,284	7,039	7,712

Cumulative impairment loss in investments in operating limited partnerships	17,484,651	10,500,801	7,524,223

Other	(215,223)	(57,119)	(4,468)

Equity per operating limited partnerships’ combined financial statements	$17,034,258	$8,958,772	$8,055,801

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$31,876,958	$34,079,966	$19,377,023

Acquisition costs of operating limited partnerships	4,586,765	4,291,123	2,010,987

Cumulative distributions from operating limited partnerships	(60,564)	(98,227)	(22,915)

Cumulative impairment loss in investments in operating limited partnerships	(14,357,798)	(16,120,674)	(11,210,624)

Cumulative losses from operating limited partnerships	(21,398,218)	(19,120,417)	(8,365,341)

Investments in operating limited partnerships per balance sheet	647,143	3,031,771	1,789,130

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$25,652,136	$23,888,138	$15,338,469

Acquisition costs of operating limited partnerships	2,566,310	—	—

Cumulative distributions from operating limited partnerships	(21,895)	(14,531)	(60,499)

Cumulative impairment loss in investments in operating limited partnerships	(10,379,300)	(8,342,254)	(4,813,149)

Cumulative losses from operating limited partnerships	(15,857,395)	(9,886,814)	(6,632,380)

Investments in operating limited partnerships per balance sheet	1,959,856	5,644,539	3,832,441

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(38,698)	—	(14,791)

The Fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(346,282)	(612,005)	(1,820,755)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	6,464	78,017	1,370

Cumulative impairment loss in investments in operating limited partnerships	10,379,300	8,342,254	4,813,149

Other	(143,300)	(144,148)	(111,809)

Equity per operating limited partnerships’ combined financial statements	$11,521,806	$13,308,657	$6,699,605

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$18,513,938	$18,910,878	$16,749,466

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(105,700)	(362,408)	(174,162)

Cumulative impairment loss in investments in operating limited partnerships	(5,725,704)	(5,753,161)	(3,580,647)

Cumulative losses from operating limited partnerships	(8,787,719)	(6,500,003)	(6,930,948)

Investments in operating limited partnerships per balance sheet	3,894,815	6,295,306	6,063,709

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(155,365)	—	—

The Fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	303,810	59,461	279,219

Cumulative impairment loss in investments in operating limited partnerships	5,725,704	5,753,161	3,580,647

Other	15,363	(235,259)	(129,984)

Equity per operating limited partnerships’ combined financial statements	$9,784,327	$11,872,669	$9,793,591

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$19,569,292	$18,451,656	$19,953,905

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(47,339)	(396,828)	(24,627)

Cumulative impairment loss in investments in operating limited partnerships	(5,506,211)	(3,348,914)	(4,380,914)

Cumulative losses from operating limited partnerships	(6,689,380)	(8,422,510)	(8,087,824)

Investments in operating limited partnerships per balance sheet	7,326,362	6,283,404	7,460,540

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(25,172)	(33,807)	(480,654)

The Fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(545,494)	(361,568)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	78,811	1,049	47,033

Cumulative impairment loss in investments in operating limited partnerships	5,506,211	3,348,914	4,380,914

Other	(446,432)	(652,717)	(98,395)

Equity per operating limited partnerships’ combined financial statements	$12,439,780	$8,401,349	$10,947,870

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$26,818,608	$19,498,587	$29,707,426

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	(141,170)	(22,790)	(90,624)

Cumulative impairment loss in investments in operating limited partnerships	(3,859,298)	(2,413,122)	(3,218,558)

Cumulative losses from operating limited partnerships	(11,274,938)	(6,620,424)	(7,213,256)

Investments in operating limited partnerships per balance sheet	11,543,202	10,442,251	19,184,988

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(223,508)	(373,551)	(129,725)

The Fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(828,938)	(1,015,896)	(107,632)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	(21,155)	28,744

Cumulative impairment loss in investments in operating limited partnerships	3,859,298	2,413,122	3,218,558

Other	(307,736)	(331,443)	(294,674)

Equity per operating limited partnerships’ combined financial statements	$14,042,318	$11,113,328	$21,900,259

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2009 is summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$22,509,676

Acquisition costs of operating limited partnerships	—

Cumulative distributions from operating limited partnerships	(14,894)

Cumulative impairment loss in investments in operating limited partnerships	(1,870,810)

Cumulative losses from operating limited partnerships	(3,505,934)

Investments in operating limited partnerships per balance sheet	17,118,038

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(18,052)

The Fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	4,594

Cumulative impairment loss in investments in operating limited partnerships	1,870,810

Other	(201,350)

Equity per operating limited partnerships’ combined financial statements	$18,774,040

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,327,138,604	$48,233,757	$14,182,615
Land	121,627,163	6,083,660	1,626,465
Other assets	141,366,927	8,233,542	1,199,108

	$1,590,132,694	$62,550,959	$17,008,188

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$1,070,798,751	$58,105,380	$14,451,289
Accounts payable and accrued expenses	54,320,584	3,590,233	1,526,066
Other liabilities	155,078,441	3,856,348	4,972,668

	1,280,197,776	65,551,961	20,950,023
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	245,625,803	1,389,184	(3,112,115)
Other partners	64,309,115	(4,390,186)	(829,720)

	309,934,918	(3,001,002)	(3,941,835)

	$1,590,132,694	$62,550,959	$17,008,188

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	46,658,465	$45,538,725	$36,823,822
Land	4,098,556	3,786,131	3,511,379
Other assets	4,885,449	4,849,188	4,207,026

	55,642,470	$54,174,044	$44,542,227

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	45,093,503	$35,051,936	$35,905,281
Accounts payable and accrued expenses	4,120,406	6,793,403	1,909,907
Other liabilities	8,815,495	6,614,451	4,621,053

	58,029,404	48,459,790	42,436,241
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	524,720	8,226,571	1,080,099
Other partners	(2,911,654)	(2,512,317)	1,025,887

	(2,386,934)	5,714,254	2,105,986

	$55,642,470	$54,174,044	$44,542,227

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$39,564,458	$59,251,039	$53,286,956
Land	3,229,460	5,111,128	6,005,394
Other assets	8,220,209	10,945,283	7,773,045

	$51,014,127	$75,307,450	$67,065,395

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$35,035,014	$51,023,244	$43,151,891
Accounts payable and accrued expenses	3,052,381	2,981,445	1,095,340
Other liabilities	7,011,183	4,749,989	8,375,726

	45,098,578	58,754,678	52,622,957
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	3,387,139	13,214,473	11,030,095
Other partners	2,528,410	3,338,299	3,412,343

	5,915,549	16,552,772	14,442,438

	$51,014,127	$75,307,450	$67,065,395

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$52,978,721	$45,376,215	$33,842,636
Land	5,523,586	2,816,806	2,406,880
Other assets	6,557,276	5,058,759	3,581,101

	$65,059,583	$53,251,780	$39,830,617

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$39,921,747	$37,836,720	$24,552,013
Accounts payable and accrued expenses	2,102,892	1,786,814	1,427,732
Other liabilities	4,447,733	6,029,866	5,086,915

	46,472,372	45,653,400	31,066,660
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	15,730,988	7,022,235	6,749,386
Other partners	2,856,223	576,145	2,014,571

	18,587,211	7,598,380	8,763,957

	$65,059,583	$53,251,780	$39,830,617

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$52,495,526	$50,135,066	$41,977,977
Land	4,222,958	3,124,882	4,089,020
Other assets	6,183,315	4,232,491	2,746,749

	$62,901,799	$57,492,439	$48,813,746

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$45,450,010	$33,610,588	$27,311,598
Accounts payable and accrued expenses	1,099,175	2,869,625	1,437,272
Other liabilities	5,364,504	3,420,143	2,508,277

	51,913,689	39,900,356	31,257,147
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	11,985,410	12,438,997	9,714,246
Other partners	(997,300)	5,153,086	7,842,353

	10,988,110	17,592,083	17,556,599

	$62,901,799	$57,492,439	$48,813,746

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$51,068,100	$43,777,717	$39,015,101
Land	5,358,490	3,734,936	2,791,180
Other assets	4,123,678	3,095,885	3,693,494

	$60,550,268	$50,608,538	$45,499,775

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$43,132,084	$24,506,226	$35,139,807
Accounts payable and accrued expenses	2,490,711	1,121,939	1,418,545
Other liabilities	5,604,172	8,277,130	3,385,409

	51,226,967	33,905,295	39,943,761
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	9,727,382	12,122,001	5,664,538
Other partners	(404,081)	4,581,242	(108,524)

	9,323,301	16,703,243	5,556,014

	$60,550,268	$50,608,538	$45,499,775

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$38,662,486	$30,098,029	$25,519,134
Land	2,423,561	2,144,257	1,801,039
Other assets	3,238,571	2,243,402	2,033,998

	$44,324,618	$34,485,688	$29,354,171

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$29,901,379	$17,652,258	$14,048,601
Accounts payable and accrued expenses	1,951,490	555,301	408,890
Other liabilities	3,227,588	1,752,761	2,005,770

	35,080,457	19,960,320	16,463,261
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	8,397,793	11,160,980	9,000,292
Other partners	846,368	3,364,388	3,890,618

	9,244,161	14,525,368	12,890,910

	$44,324,618	$34,485,688	$29,354,171

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$61,455,422	$88,323,911	$68,607,408
Land	5,081,041	11,372,214	7,566,333
Other assets	4,155,860	9,516,585	7,798,935

	$70,692,323	$109,212,710	$83,972,676

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$48,179,383	$85,474,119	$52,088,062
Accounts payable and accrued expenses	1,215,540	1,762,512	2,760,429
Other liabilities	7,244,597	10,270,962	11,077,709

	56,639,520	97,507,593	65,926,200
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	11,537,889	7,774,381	10,174,493
Other partners	2,514,914	3,930,736	7,871,983

	14,052,803	11,705,117	18,046,476

	$70,692,323	$109,212,710	$83,972,676

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$67,549,110	$66,224,103	$80,885,356
Land	6,704,151	7,662,597	6,939,644
Other assets	5,947,336	5,589,851	7,223,785

	$80,200,597	$79,476,551	$95,048,785

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$49,842,693	$57,024,740	$61,025,831
Accounts payable and accrued expenses	1,490,904	1,384,714	1,351,820
Other liabilities	8,871,058	9,394,721	4,854,359

	60,204,655	67,804,175	67,232,010
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	13,030,245	9,314,301	20,435,345
Other partners	6,965,697	2,358,075	7,381,430

	19,995,942	11,672,376	27,816,775

	$80,200,597	$79,476,551	$95,048,785

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$45,606,749
Land	2,411,415
Other assets	4,033,006

$52,051,170

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$26,283,354
Accounts payable and accrued expenses	615,098
Other liabilities	3,237,854

30,136,306
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	17,904,735
Other partners	4,010,129

21,914,864

$52,051,170

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$52,384,744	$50,959,512	$43,254,693
Construction in progress	267,144	—	—
Land	4,250,201	3,957,131	3,886,295
Other assets	5,620,473	5,111,323	4,780,219

	$62,522,562	$60,027,966	$51,921,207

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$50,094,575	$38,958,342	$40,803,304
Accounts payable and accrued expenses	3,926,361	6,965,632	1,888,600
Other liabilities	8,235,940	7,254,078	4,395,693

	62,256,876	53,178,052	47,087,597
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	1,126,568	8,631,972	2,501,849
Other partners	(860,882)	(1,782,058)	2,331,761

	265,686	6,849,914	4,833,610

	$62,522,562	$60,027,966	$51,921,207

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$225,595,957	$12,632,687	$2,800,634
Interest and other	11,340,929	2,215,300	60,029

	236,936,886	14,847,987	2,860,663
Expenses
Interest	58,343,645	3,460,141	908,501
Depreciation and amortization	67,303,012	3,233,021	648,284
Taxes and insurance	29,016,783	1,971,116	374,417
Repairs and maintenance	41,368,059	2,559,182	440,264
Operating expenses	77,156,641	3,412,485	948,238
Other expenses	7,051,910	737,220	133,452

	280,240,050	15,373,165	3,453,156

NET LOSS	$(43,303,164)	$(525,178)	$(592,493)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(30,036,856)	$(1,248,392)	$(397,781)

Net income (loss) allocated to other partners	$(13,266,308)	$723,214	$(194,712)

*                 Amounts include $1,248,392, $397,781, $1,041,901, $875,250, $742,580, $1,328,766, $1,238,126, $396,779, $863,856, $1,807,041, $689,908, $1,178,942, $635,720, $358,096, $1,176,248, $369,332, $509,244, $716,948, $12,174, $123,965, $418,268, $459,024, $344,989 and $57,114 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$9,100,597	$8,642,250	$8,420,383
Interest and other	783,861	555,200	97,931

	9,884,458	9,197,450	8,518,314
Expenses
Interest	2,465,984	2,261,473	2,057,033
Depreciation and amortization	2,573,221	2,158,016	2,439,232
Taxes and insurance	1,520,255	1,246,824	985,591
Repairs and maintenance	2,570,709	1,808,212	1,505,341
Operating expenses	3,282,237	3,173,455	2,625,818
Other expenses	244,408	379,769	97,482

	12,656,814	11,027,749	9,710,497

NET LOSS	$(2,772,356)	$(1,830,299)	$(1,192,183)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,041,901)	$(875,250)	$(742,580)

Net income (loss) allocated to other partners	$(1,730,455)	$(955,049)	$(449,603)

*                 Amounts include $1,248,392, $397,781, $1,041,901, $875,250, $742,580, $1,328,766, $1,238,126, $396,779, $863,856, $1,807,041, $689,908, $1,178,942, $635,720, $358,096, $1,176,248, $369,332, $509,244, $716,948, $12,174, $123,965, $418,268, $459,024, $344,989 and $57,114 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$11,841,984	$12,270,003	$10,462,546
Interest and other	350,874	571,036	291,389

	12,192,858	12,841,039	10,753,935
Expenses
Interest	2,432,121	2,259,555	2,521,605
Depreciation and amortization	2,492,279	3,040,264	2,513,360
Taxes and insurance	1,507,363	1,610,496	1,165,108
Repairs and maintenance	2,594,708	2,405,823	1,371,955
Operating expenses	3,680,717	4,058,673	2,996,259
Other expenses	995,372	350,543	302,044

	13,702,560	13,725,354	10,870,331

NET LOSS	$(1,509,702)	$(884,315)	$(116,396)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,298,940)	$(1,962,171)	$(477,051)

Net income (loss) allocated to other partners	$(210,762)	$1,077,856	$360,655

*                 Amounts include $1,248,392, $397,781, $1,041,901, $875,250, $742,580, $1,328,766, $1,238,126, $396,779, $863,856, $1,807,041, $689,908, $1,178,942, $635,720, $358,096, $1,176,248, $369,332, $509,244, $716,948, $12,174, $123,965, $418,268, $459,024, $344,989 and $57,114 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$9,659,525	$7,290,706	$6,248,972
Interest and other	227,655	343,949	198,811

	9,887,180	7,634,655	6,447,783
Expenses
Interest	1,990,511	1,721,884	1,135,337
Depreciation and amortization	2,838,421	2,550,783	1,621,468
Taxes and insurance	1,237,848	949,717	758,628
Repairs and maintenance	1,840,968	1,239,225	1,317,880
Operating expenses	3,403,104	2,813,886	2,903,250
Other expenses	266,867	206,998	105,021

	11,577,719	9,482,493	7,841,584

NET LOSS	$(1,690,539)	$(1,847,838)	$(1,393,801)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,319,188)	$(2,011,048)	$(1,256,895)

Net income (loss) allocated to other partners	$(371,351)	$163,210	$(136,906)

*                 Amounts include $1,248,392, $397,781, $1,041,901, $875,250, $742,580, $1,328,766, $1,238,126, $396,779, $863,856, $1,807,041, $689,908, $1,178,942, $635,720, $358,096, $1,176,248, $369,332, $509,244, $716,948, $12,174, $123,965, $418,268, $459,024, $344,989 and $57,114 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$10,010,642	$7,423,054	$6,193,633
Interest and other	725,562	306,522	205,947

	10,736,204	7,729,576	6,399,580
Expenses
Interest	1,684,409	1,742,349	1,434,726
Depreciation and amortization	2,990,577	2,866,318	2,337,916
Taxes and insurance	1,331,716	995,986	807,121
Repairs and maintenance	1,845,073	1,059,006	931,760
Operating expenses	3,627,728	2,837,440	2,560,522
Other expenses	659,889	205,548	116,137

	12,139,392	9,706,647	8,188,182

NET LOSS	$(1,403,188)	$(1,977,071)	$(1,788,602)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(981,897)	$(1,539,147)	$(745,885)

Net income (loss) allocated to other partners	$(421,291)	$(437,924)	$(1,042,717)

*                 Amounts include $1,248,392, $397,781, $1,041,901, $875,250, $742,580, $1,328,766, $1,238,126, $396,779, $863,856, $1,807,041, $689,908, $1,178,942, $635,720, $358,096, $1,176,248, $369,332, $509,244, $716,948, $12,174, $123,965, $418,268, $459,024, $344,989 and $57,114 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$7,880,400	$6,199,854	$6,415,159
Interest and other	419,269	268,742	253,227

	8,299,669	6,468,596	6,668,386
Expenses
Interest	2,060,416	1,699,876	1,987,567
Depreciation and amortization	3,007,760	2,091,786	1,985,421
Taxes and insurance	1,122,819	902,486	661,684
Repairs and maintenance	1,286,816	1,309,786	1,452,993
Operating expenses	3,303,936	2,315,443	2,323,917
Other expenses	49,575	146,309	203,869

	10,831,322	8,465,686	8,615,451

NET LOSS	$(2,531,653)	$(1,997,090)	$(1,947,065)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,786,699)	$(1,184,563)	$(1,002,035)

Net income (loss) allocated to other partners	$(744,954)	$(812,527)	$(945,030)

*                 Amounts include $1,248,392, $397,781, $1,041,901, $875,250, $742,580, $1,328,766, $1,238,126, $396,779, $863,856, $1,807,041, $689,908, $1,178,942, $635,720, $358,096, $1,176,248, $369,332, $509,244, $716,948, $12,174, $123,965, $418,268, $459,024, $344,989 and $57,114 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$5,758,213	$4,199,280	$3,383,876
Interest and other	227,739	190,922	218,482

	5,985,952	4,390,202	3,602,358
Expenses
Interest	1,204,410	1,070,018	823,833
Depreciation and amortization	2,161,653	1,494,769	1,328,539
Taxes and insurance	841,149	541,901	446,764
Repairs and maintenance	996,037	761,476	584,757
Operating expenses	2,674,054	1,558,675	1,518,675
Other expenses	69,500	120,430	164,792

	7,946,803	5,547,269	4,867,360

NET LOSS	$(1,960,851)	$(1,157,067)	$(1,265,002)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,316,292)	$(658,134)	$(779,953)

Net income (loss) allocated to other partners	$(644,559)	$(498,933)	$(485,049)

*                 Amounts include $1,248,392, $397,781, $1,041,901, $875,250, $742,580, $1,328,766, $1,238,126, $396,779, $863,856, $1,807,041, $689,908, $1,178,942, $635,720, $358,096, $1,176,248, $369,332, $509,244, $716,948, $12,174, $123,965, $418,268, $459,024, $344,989 and $57,114 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$9,163,188	$15,208,750	$10,798,869
Interest and other	431,976	815,369	324,486

	9,595,164	16,024,119	11,123,355
Expenses
Interest	3,319,767	5,518,387	3,250,146
Depreciation and amortization	2,621,485	4,024,856	3,227,018
Taxes and insurance	1,205,012	1,779,748	1,082,024
Repairs and maintenance	1,708,609	2,319,113	1,768,717
Operating expenses	2,354,011	3,451,744	3,254,270
Other expenses	175,857	335,094	308,591

	11,384,741	17,428,942	12,890,766

NET LOSS	$(1,789,577)	$(1,404,823)	$(1,767,411)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(912,898)	$(677,596)	$(760,271)

Net income (loss) allocated to other partners	$(876,679)	$(727,227)	$(1,007,140)

*                 Amounts include $1,248,392, $397,781, $1,041,901, $875,250, $742,580, $1,328,766, $1,238,126, $396,779, $863,856, $1,807,041, $689,908, $1,178,942, $635,720, $358,096, $1,176,248, $369,332, $509,244, $716,948, $12,174, $123,965, $418,268, $459,024, $344,989 and $57,114 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$9,053,424	$8,822,929	$10,397,633
Interest and other	387,790	251,100	378,230

	9,441,214	9,074,029	10,775,863
Expenses
Interest	2,574,882	2,626,085	2,677,769
Depreciation and amortization	3,159,427	2,987,158	3,372,243
Taxes and insurance	971,185	1,083,606	1,243,803
Repairs and maintenance	1,444,455	1,469,070	1,905,425
Operating expenses	3,038,927	3,466,211	3,739,986
Other expenses	197,515	334,066	99,077

	11,386,391	11,966,196	13,038,303

NET LOSS	$(1,945,177)	$(2,892,167)	$(2,262,440)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(973,100)	$(1,789,188)	$(1,436,316)

Net income (loss) allocated to other partners	$(972,077)	$(1,102,979)	$(826,124)

*                 Amounts include $1,248,392, $397,781, $1,041,901, $875,250, $742,580, $1,328,766, $1,238,126, $396,779, $863,856, $1,807,041, $689,908, $1,178,942, $635,720, $358,096, $1,176,248, $369,332, $509,244, $716,948, $12,174, $123,965, $418,268, $459,024, $344,989 and $57,114 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$5,316,766
Interest and other	239,531

5,556,297
Expenses
Interest	1,454,860
Depreciation and amortization	1,537,737
Taxes and insurance	672,416
Repairs and maintenance	870,699
Operating expenses	1,832,980
Other expenses	46,485

6,415,177

NET LOSS	$(858,880)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(861,685)

Net income (loss) allocated to other partners	$2,805

*                 Amounts include $1,248,392, $397,781, $1,041,901, $875,250, $742,580, $1,328,766, $1,238,126, $396,779, $863,856, $1,807,041, $689,908, $1,178,942, $635,720, $358,096, $1,176,248, $369,332, $509,244, $716,948, $12,174, $123,965, $418,268, $459,024, $344,989 and $57,114 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE D - NOTES RECEIVABLE

Notes receivable at March 31, 2010 and 2009 consist of advance installments of $723,071 of capital contributions to operating limited partnerships.  The notes are comprised of noninterest bearing and interest bearing notes with rates ranging from prime to prime + 1.00%.  Prime was 3.25% as of March 31, 2010 and 2009.  These notes are secured by future installments of capital contributions or paid upon demand.  The notes at March 31, 2010 and 2009 by series are as follows:

	2010	2009

Series 20	$—	$—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	—	—
Series 27	—	—
Series 28	—	—
Series 29	—	—
Series 30	—	—
Series 31	—	—
Series 32	46,908	46,908
Series 33	—	—
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	—
Series 42	292,933	292,933
Series 43	186,626	186,626
Series 44	196,604	196,604
Series 45	—	—
Series 46	—	—

	$723,071	$723,071

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN

For income tax purposes, the fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(48,774,143)	$(279,089)	$528,259

Operating limited partnership rents received in advance	38,807	—	20,953

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	4,836,819	287,024	(458,867)

Other	628,298	216,131	(8,617)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(16,990,444)	(1,248,392)	(397,781)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(5,513,492)	—	(177,437)

Impairment loss not recognized for tax purposes	27,675,675	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(5,464,840)	11,989	(721,715)

Income (loss) for tax return purposes, December 31, 2009	$(43,563,320)	$(1,012,337)	$(1,215,205)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(208,678)	$(218,996)	$(11,402)

Operating limited partnership rents received in advance	—	—	(34)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	249,803	235,714	124,222

Other	(275,423)	(330,261)	(483,890)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,041,901)	(875,250)	(742,580)

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	(25,910)	(114,634)

Impairment loss not recognized for tax purposes	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(72,651)	(51,362)	(927,585)

Income (loss) for tax return purposes, December 31, 2009	$(1,348,850)	$(1,266,065)	$(2,155,903)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$(87,110)	$(1,672,971)	$(551,574)

Operating limited partnership rents received in advance	—	447	16,973

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	134,550	217,273	315,204

Other	373,160	1,649,908	309,345

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,328,766)	(1,238,126)	(396,779)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(19,015)	(523,379)	(375,783)

Impairment loss not recognized for tax purposes	62,147	606,124	153,410

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,242,936)	(1,014,723)	81,355

Income (loss) for tax return purposes, December 31, 2009	$(3,107,970)	$(1,975,447)	$(447,849)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(923,375)	$(877,090)	$(1,486,625)

Operating limited partnership rents received in advance	737	(7,781)	(361)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	309,116	331,404	186,169

Other	42,066	112,983	526,912

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(863,856)	(1,807,041)	(689,908)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(271,285)	(254,117)	(197,164)

Impairment loss not recognized for tax purposes	183,235	380,451	615,661

Difference due to fiscal year for book purposes and calendar year for tax purposes	(36,308)	(14,614)	66,020

Income (loss) for tax return purposes, December 31, 2009	$(1,559,670)	$(2,135,805)	$(979,296)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(984,934)	$(2,935,793)	$(1,844,221)

Operating limited partnership rents received in advance	(142)	(14,253)	—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	364,152	312,615	159,745

Other	(1,370,724)	(211,117)	(1,136,025)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,178,942)	(635,720)	(358,096)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(281,537)	(214,837)	(110,750)

Impairment loss not recognized for tax purposes	796,383	1,688,725	1,267,778

Difference due to fiscal year for book purposes and calendar year for tax purposes	(14,431)	(992,142)	(18,847)

Income (loss) for tax return purposes, December 31, 2009	$(2,670,175)	$(3,002,522)	$(2,040,416)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(2,349,137)	$(3,359,953)	$(2,242,113)

Operating limited partnership rents received in advance	3,945	1,257	(491)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	293,196	228,360	160,599

Other	206,232	221,603	(194,222)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,176,248)	(369,332)	(509,244)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(223,172)	(316,721)	(123,143)

Impairment loss not recognized for tax purposes	1,042,951	2,237,536	1,548,176

Difference due to fiscal year for book purposes and calendar year for tax purposes	344,232	(73,959)	(62,655)

Income (loss) for tax return purposes, December 31, 2009	$(1,858,001)	$(1,431,209)	$(1,423,093)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(2,780,498)	$(2,712,997)	$(2,291,962)

Operating limited partnership rents received in advance	19,999	—	5,607

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	204,864	64,400	86,800

Other	(3,298)	156,288	(74,472)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(716,948)	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(175,097)	(209,618)	(137,744)

Impairment loss not recognized for tax purposes	1,849,293	1,863,888	1,331,559

Difference due to fiscal year for book purposes and calendar year for tax purposes	14,743	(82,541)	(68,315)

Income (loss) for tax return purposes, December 31, 2009	$(1,586,942)	$(920,580)	$(1,148,527)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(2,709,589)	$(2,440,525)	$(2,439,386)

Operating limited partnership rents received in advance	(9,142)	—	—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	200,017	246,830	151,056

Other	144,610	128,900	116,359

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(12,174)	(123,965)	(418,268)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(158,482)	(195,531)	(148,272)

Impairment loss not recognized for tax purposes	1,565,033	1,370,664	1,688,303

Difference due to fiscal year for book purposes and calendar year for tax purposes	(92,404)	145,071	9,108

Income (loss) for tax return purposes, December 31, 2009	$(1,072,131)	$(868,556)	$(1,041,100)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$(3,178,616)	$(3,226,501)	$(4,185,948)

Operating limited partnership rents received in advance	—	1,199	(106)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	281,780	84,701	16,564

Other	(93,286)	196,305	272,612

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(459,024)	(344,989)	(57,114)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(178,312)	(221,292)	(421,048)

Impairment loss not recognized for tax purposes	2,024,801	1,198,091	2,117,133

Difference due to fiscal year for book purposes and calendar year for tax purposes	116,340	161,008	129,794

Income (loss) for tax return purposes, December 31, 2009	$(1,486,317)	$(2,151,478)	$(2,128,113)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(3,303,319)

Operating limited partnership rents received in advance	—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	49,528

Other	136,219

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(439,212)

Impairment loss not recognized for tax purposes	2,084,333

Difference due to fiscal year for book purposes and calendar year for tax purposes	(57,312)

Income (loss) for tax return purposes, December 31, 2009	$(1,529,763)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2009 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(5,416,173)	$(3,871,357)	$(6,857,155)

Operating limited partnership rents received in advance	6,486	(5,681)	(5,484)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	200,017	246,830	127,320

Other	14,593	(311,881)	180,212

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(196,161)	(185,732)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(120,788)	(56,423)	(84,105)

Impairment loss not recognized for tax purposes	4,292,781	2,680,272	4,924,845

Difference due to fiscal year for book purposes and calendar year for tax purposes	2,655	(10,512)	(82,564)

Income (loss) for tax return purposes, December 31, 2007	$(1,020,429)	$(1,524,913)	$(1,982,663)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2009 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(4,253,731)

Operating limited partnership rents received in advance	—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	149,528

Other	(244,278)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(506,820)

Impairment loss not recognized for tax purposes	3,123,951

Difference due to fiscal year for book purposes and calendar year for tax purposes	(26,436)

Income (loss) for tax return purposes, December 31, 2007	$(1,757,786)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2009	$187,363,289	$(3,789,823)	$(2,654,739)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	50,576,578	4,276,869	3,920,551

Impairment loss in investment in operating limited partnerships	(226,406,734)	(5,812,210)	(709,601)

Historic tax credits - cumulative	978,267	570,617	—

Less share of loss - three months ended March 31, 2010	(2,077,480)	(268,202)	(399,312)

Other	69,169,408	5,022,749	(156,899)

Investments in operating limited partnerships - as reported	$79,603,328	$—	$—

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2009	$(1,579,342)	$2,762,963	$215,542

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	5,077,203	3,145,170	3,060,446

Impairment loss in investment in operating limited partnerships	(6,519,050)	(11,704,924)	(4,336,246)

Historic tax credits - cumulative	223,537	—	—

Less share of loss - three months ended March 31, 2010	(203,385)	(152,590)	(81,405)

Other	3,001,037	5,949,381	1,141,663

Investments in operating limited partnerships - as reported	$—	$—	$—

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2009	$3,668,395	$8,556,466	$6,017,081

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	5,534,834	4,015,497	1,492,182

Impairment loss in investment in operating limited partnerships	(9,276,439)	(17,408,272)	(10,747,592)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2010	(126,188)	(120,610)	(205,532)

Other	199,398	4,956,919	5,786,012

Investments in operating limited partnerships - as reported	$—	$—	$2,342,151

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2009	$13,678,528	$5,148,531	$4,749,858

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,078,508	3,360,666	1,007,974

Impairment loss in investment in operating limited partnerships	(17,737,386)	(10,917,337)	(8,061,818)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2010	(129,668)	(265,241)	—

Other	3,110,018	2,697,776	2,387,028

Investments in operating limited partnerships - as reported	$—	$24,395	$83,042

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2009	$6,797,484	$14,375,654	$8,881,079

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,850,713	1,616,565	382,388

Impairment loss in investment in operating limited partnerships	(15,170,789)	(15,384,682)	(10,291,840)

Historic tax credits - cumulative	—	184,113	—

Less share of loss - three months ended March 31, 2010	(125,347)	—	—

Other	5,690,303	(92,898)	1,178,526

Investments in operating limited partnerships - as reported	$42,364	$698,752	$150,153

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2009	$7,863,074	$9,063,541	$3,810,380

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,522,530	981,337	2,329,999

Impairment loss in investment in operating limited partnerships	(11,262,189)	(10,461,943)	(6,225,751)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2010	—	—	—

Other	2,328,735	2,993,106	1,898,119

Investments in operating limited partnerships - as reported	$452,150	$2,576,041	$1,812,747

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2009	$6,593,969	$9,120,562	$7,555,552

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	716,948	—	—

Impairment loss in investment in operating limited partnerships	(7,574,998)	(7,521,557)	(4,829,727)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2010	—	—	—

Other	1,664,262	2,162,774	1,244,279

Investments in operating limited partnerships - as reported	$1,400,181	$3,761,779	$3,970,104

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2009	$10,184,085	$4,578,769	$9,076,505

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	12,174	600,595	779,836

Impairment loss in investment in operating limited partnerships	(6,838,944)	(4,120,934)	(5,798,474)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2010	—	—	—

Other	1,500,860	3,535,241	1,577,193

Investments in operating limited partnerships - as reported	$4,858,175	$4,593,671	$5,635,060

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2009	$11,565,237	$8,170,664	$17,881,509

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,287,962	1,360,885	164,746

Impairment loss in investment in operating limited partnerships	(5,563,126)	(3,611,213)	(4,972,399)

Historic tax credits - cumulative	—	—	—

Less share of loss - three months ended March 31, 2010	—	—	—

Other	1,969,356	1,864,162	2,668,848

Investments in operating limited partnerships - as reported	$9,259,429	$7,784,498	$15,742,704

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2009	$15,071,765

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	—

Impairment loss in investment in operating limited partnerships	(3,547,293)

Historic tax credits - cumulative	—

Less share of loss - three months ended March 31, 2010	—

Other	2,891,460

Investments in operating limited partnerships - as reported	$14,415,932

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE F - CASH EQUIVALENTS

Cash equivalents of $6,457,846 and $6,098,836 as of March 31, 2010 and 2009, respectively, include money market accounts with interest rates ranging from 0.25% to 1.75% per annum.

NOTE G - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions.  The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution.  At times, the balances may exceed these insurance limits; however, the Fund has not experienced any losses with respect to it balances in excess of FDIC insurance.  Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2010.

NOTE H - SUBSEQUENT EVENTS

Subsequent to March 31, 2010, the Fund has entered into agreements to either sell or transfer interests in five operating limited partnerships all of which closed by June 2010.  The sales prices and other terms for the disposition of the operating limited partnerships have been determined.  The proceeds received for these four operating limited partnerships were $1,281,942. The gain on the sales of these operating limited partnerships was $1,190,204 and was recognized in the first quarter of the fiscal year ended 2011.

NOTE I - FAIR VALUE OF FINANCIAL INSTRUMENTS

The Fund’s financial instruments relate to notes receivable, and accounts payable - affiliates.  Management has not disclosed the fair value of these financial instruments because determination of such fair value is deemed to be impractical.  The notes receivable and accounts payable - affiliates are due from or owed to affiliates of the Fund.  The unique nature of these financial instruments makes determination of any fair value impractical. See notes B and D for disclosure of the carrying amount and terms of these financial instruments.