Form 10-K, Exhibit 13
period 2011-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2011-07-13
CIK 913778

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND IV L.P. -
SERIES 20 THROUGH SERIES 46

MARCH 31, 2011 AND 2010

Boston Capital Tax Credit Fund IV L.P. -
Series 20 through Series 46

TABLE OF CONTENTS

Schedules not listed are omitted because of the absence of the conditions under which they are required or the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of
Boston Capital Tax Credit Fund IV L.P.

    We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund IV L.P. - Series 20 through Series 46, in total and for each series, as of March 31, 2011 and 2010, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2011.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships which investments represent $4,005,671 and $7,099,920 of the total partnership assets as of March 31, 2011 and 2010, respectively, and $(9,743) and $(689,921), of the total  partnership income (loss) for the years ended March 31, 2011 and 2010, respectively; of the assets for Series 20 as of March 31, 2011 and 2010, $0 and $0, respectively, and of the income (loss) for Series 20 for the years ended March 31, 2011 and 2010, $0 and $0, respectively; of the assets for Series 21 as of March 31, 2011 and 2010, $0 and $0, respectively, and of the income (loss) for Series 21 for the years ended March 31, 2011 and 2010, $0 and $0, respectively; of the assets for Series 22 as of March 31, 2011 and 2010, $0 and $0, respectively, and of the income (loss) for Series 22 for the years ended March 31, 2011 and 2010, $0 and $0, respectively; of the assets for Series 23 as of March 31, 2011 and 2010, $0 and $0, respectively, and of the income (loss) for Series 23 for the years ended March 31, 2011 and 2010, $0 and $0, respectively; of the assets for Series 24 as of March 31, 2011 and 2010, $0 and $0, respectively, and of the income (loss) for Series 24 for the years ended March 31, 2011 and  2010, $0 and $0, respectively; of the assets for Series 25 as of March 31, 2011 and 2010, $0 and $0, respectively, and of the income (loss) for Series 25 for the years ended March 31, 2011 and 2010, $0 and $0, respectively; of the assets for Series 26 as of March 31, 2011 and 2010, $0 and $0, respectively, and of the income (loss) for Series 26 for the years ended March 31, 2011 and 2010, $0 and $0, respectively; of the assets for Series 27 as of March 31, 2011 and 2010, $0 and $11,323, respectively, and of the income (loss) for Series 27 for the years ended March 31, 2011 and 2010, $6,794 and $(7,022), respectively; of the assets for Series 28 as of March 31, 2011 and 2010, $0 and $0, respectively, and of the income (loss) for Series 28 for the years ended March 31, 2011 and 2010, $0 and $0, respectively; of the assets for Series 29 as of March 31, 2011 and 2010, $0 and $0, respectively, and of the income (loss) for Series 29 for the years ended March 31, 2011 and 2010, $0 and $0, respectively; of the assets for Series 30 as of March 31, 2011 and 2010, $0 and $0, respectively, and of the income (loss) for Series 30 for the years ended March 31, 2011 and 2010, $0 and $0, respectively; of the assets for Series 31 as of March 31, 2011 and 2010, $0 and $0, respectively, and of the income (loss) for Series 31 for the years ended March 31, 2011 and 2010, $0 and $0, respectively; of the assets for Series 32 as of March 31, 2011 and 2010, $0 and $0, respectively, and of the income (loss) for Series 32 for the years ended March 31, 2011 and 2010, $0 and $0,respectively; of the assets for Series 33 as of March 31, 2011 and 2010, $0 and $21,092, respectively, and of the income (loss) for Series 33 for the years ended March 31, 2011 and 2010, $12,616 and $(13,038), respectively; of the assets for Series 34 as of March 31, 2011 and 2010, $0 and

$164,603, respectively, and of the income (loss) for Series 34 for the years ended March 31, 2011 and 2010, $(50,405) and $(198,911), respectively; of the assets for Series 35 as of March 31, 2011 and 2010, $0 and $79,882, respectively, and of the income (loss) for Series 35 for the years ended March 31, 2011 and 2010, $(32,094) and $(148,813), respectively; of the assets for Series 36 as of March 31, 2011 and 2010, $0 and $0, respectively, and of the income (loss) for Series 36 for the years ended March 31, 2011 and 2010, $0 and $0, respectively; of the assets for Series 37 as of March 31, 2011 and 2010, $0 and $0, respectively, and of the income (loss) for Series 37 for the years ended March 31, 2011 and 2010, $0 and $0, respectively; of the assets for Series 38 as of March 31, 2011 and 2010, $5,286 and $237,808, respectively, and of the income (loss) for Series 38 for the years ended March 31, 2011 and 2010, $(43,310) and $(40,914), respectively; of the assets for Series 39 as of March 31, 2011 and 2010, $0 and $0, respectively, and of the income (loss) for Series 39 for the years ended March 31, 2011 and 2010, $0 and $0, respectively; of the assets for Series 40 as of March 31, 2011 and 2010, $262,792 and $498,571, respectively, and of the income (loss) for Series 40 for the years ended March 31, 2011 and 2010, $(58,840) and $(109,329), respectively; of the assets for Series 41 as of March 31, 2011 and 2010, $825,010 and $1,282,663, respectively, and of the income (loss) for Series 41 for the years ended March 31, 2011 and 2010, $(157,292) and $(176,298), respectively; of the assets for Series 42 as of March 31, 2011 and 2010, $1,023,374 and $1,416,999, respectively, and of the income (loss) for Series 42 for the years ended March 31, 2011 and 2010, $210,915 and  $209,018, respectively; of the assets for Series 43 as of March 31, 2011 and 2010, $1,330,220 and $1,882,739, respectively, and of the income (loss) for Series 43 for the years ended March 31, 2011 and 2010, $136,200 and $71,837, respectively; of the assets for Series 44 as of March 31, 2011 and 2010, $558,989 and $759,655, respectively, and of the income (loss) for Series 44 for the years ended March 31, 2011 and 2010, $(34,327) and $(69,219), respectively; of the assets for Series 45 as of March 31, 2011 and 2010, $0 and $744,585, respectively, and of the (income) income (loss) for Series 45 for years ended March 31, 2011 and 2010, $0 and $(207,232), respectively; and of the assets for Series 46 as of March 31, 2011 and 2010, $0 and $0, respectively, and of the income (loss) for Series 46 for the years ended March 31, 2011 and 2010, $0 and $0, respectively. Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.

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

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund IV L.P. - Series 20 through Series 46, in total and for each series, as of March 31, 2011 and 2010, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

REZNICK GROUP, P.C.

Bethesda, Maryland
July 13, 2011

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2011 and 2010

	Total
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$47,231,216	$79,603,328

OTHER ASSETS
Cash and cash equivalents	7,926,372	6,498,869
Notes receivable	69,698	723,071
Deferred acquisition costs, net of accumulated amortization	5,139,203	8,667,943
Other assets	200,011	205,926

	$60,566,500	$95,699,137

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$184,088	$90,252
Accounts payable - affiliates	51,518,653	51,204,507
Capital contributions payable	1,158,822	2,081,011

	52,861,563	53,375,770
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 issued and 83,649,080 and 83,651,080 outstanding at March 31, 2011 and 2010, respectively	14,794,108	49,066,354
General partner	(7,089,171)	(6,742,987)

	7,704,937	42,323,367

	$60,566,500	$95,699,137

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 20
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	245,496	187,333
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	2,633

	$245,496	$189,966

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$17,876	$7,500
Accounts payable - affiliates	2,695,130	3,432,216
Capital contributions payable	-	-

	2,713,006	3,439,716
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 at March 31, 2011 and 2010 issued and outstanding	(2,134,583)	(2,909,001)
General partner	(332,927)	(340,749)

	(2,467,510)	(3,249,750)

	$245,496	$189,966

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 21
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	338,841	287,156
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$338,841	$287,156

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$8,020	$15,808
Accounts payable - affiliates	1,585,039	1,515,274
Capital contributions payable	-	-

	1,593,059	1,531,082
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 issued and 1,890,700 and 1,892,700 outstanding at March 31, 2011 and 2010, respectively	(1,079,725)	(1,069,536)
General partner	(174,493)	(174,390)

	(1,254,218)	(1,243,926)

	$338,841	$287,156

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 22
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	344,376	150,885
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	500	3,000

	$344,876	$153,885

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$12,501	$20,115
Accounts payable - affiliates	3,001,623	3,344,254
Capital contributions payable	9,352	9,352

	3,023,476	3,373,721
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 at March 31, 2011 and 2010 issued and outstanding	(2,432,731)	(2,968,555)
General partner	(245,869)	(251,281)

	(2,678,600)	(3,219,836)

	$344,876	$153,885

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 23
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	325,579	96,567
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$325,579	$96,567

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$19,800	$30,173
Accounts payable - affiliates	2,443,015	2,814,021
Capital contributions payable	-	-

	2,462,815	2,844,194
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 at March 31, 2011 and 2010 issued and outstanding	(1,831,017)	(2,435,304)
General partner	(306,219)	(312,323)

	(2,137,236)	(2,747,627)

	$325,579	$96,567

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 24
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	200,227	247,141
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$200,227	$247,141

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$8,178	$15,678
Accounts payable - affiliates	2,610,014	2,532,114
Capital contributions payable	9,999	9,999

	2,628,191	2,557,791
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 at March 31, 2011 and 2010 issued and outstanding	(2,218,387)	(2,102,246)
General partner	(209,577)	(208,404)

	(2,427,964)	(2,310,650)

	$200,227	$247,141

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 25
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	562,226	256,530
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	1,250	1,250

	$563,476	$257,780

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$55,386	$978
Accounts payable - affiliates	2,155,199	2,343,988
Capital contributions payable	10,001	10,001

	2,220,586	2,354,967
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 at March 31, 2011 and 2010 issued and outstanding	(1,383,095)	(1,818,771)
General partner	(274,015)	(278,416)

	(1,657,110)	(2,097,187)

	$563,476	$257,780

 (continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 26
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	476,868	312,412
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	5,400	5,400

	$482,268	$317,812

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$30,000	$-
Accounts payable - affiliates	2,300,560	3,306,873
Capital contributions payable	14,490	14,490

	2,345,050	3,321,363
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 at March 31, 2011 and 2010 issued and outstanding	(1,503,901)	(2,633,262)
General partner	(358,881)	(370,289)

	(1,862,782)	(3,003,551)

	$482,268	$317,812

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 27
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$2,342,151

OTHER ASSETS
Cash and cash equivalents	550,614	273,885
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	130,783	196,175
Other assets	20,074	20,074

	$701,471	$2,832,285

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$10,000	$-
Accounts payable - affiliates	2,195,499	3,300,668
Capital contributions payable	22,861	22,861

	2,228,360	3,323,529
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 at March 31, 2011 and 2010 issued and outstanding	(1,305,173)	(279,884)
General partner	(221,716)	(211,360)

	(1,526,889)	(491,244)

	$701,471	$2,832,285

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 28
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	259,714	262,507
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	3,550	3,550

	$263,264	$266,057

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,329,696	1,045,580
Capital contributions payable	40,968	40,968

	1,370,664	1,086,548
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 at March 31, 2011 and 2010 issued and outstanding	(752,578)	(468,538)
General partner	(354,822)	(351,953)

	(1,107,400)	(820,491)

	$263,264	$266,057

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 29
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$24,395

OTHER ASSETS
Cash and cash equivalents	214,315	206,375
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	28,950
Other assets	-	-

	$214,315	$259,720

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,895,197	2,563,793
Capital contributions payable	10,197	10,197

	2,905,394	2,573,990
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 at March 31, 2011 and 2010 issued and outstanding	(2,325,521)	(1,952,480)
General partner	(365,558)	(361,790)

	(2,691,079)	(2,314,270)

	$214,315	$259,720

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 30
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$83,042

OTHER ASSETS
Cash and cash equivalents	421,530	280,327
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	26,275
Other assets	6,675	6,675

	$428,205	$396,319

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$10,000	$-
Accounts payable - affiliates	1,396,458	1,213,298
Capital contributions payable	127,396	127,396

	1,533,854	1,340,694
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 at March 31, 2011 and 2010 issued and outstanding	(867,536)	(707,875)
General partner	(238,113)	(236,500)

	(1,105,649)	(944,375)

	$428,205	$396,319

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 31
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$31,776	$42,364

OTHER ASSETS
Cash and cash equivalents	181,199	166,800
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	25,000	25,000

	$237,975	$234,164

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,346,962	1,982,810
Capital contributions payable	66,294	66,294

	2,413,256	2,049,104
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 at March 31, 2011 and 2010 issued and outstanding	(1,774,270)	(1,417,532)
General partner	(401,011)	(397,408)

	(2,175,281)	(1,814,940)

	$237,975	$234,164

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 32
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$52,794	$698,752

OTHER ASSETS
Cash and cash equivalents	495,360	340,581
Notes receivable	46,908	46,908
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$595,062	$1,086,241

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,411,011	2,521,238
Capital contributions payable	173,561	173,561

	2,584,572	2,694,799
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 at March 31, 2011 and 2010 issued and outstanding	(1,563,253)	(1,186,111)
General partner	(426,257)	(422,447)

	(1,989,510)	(1,608,558)

	$595,062	$1,086,241

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 33
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$150,153

OTHER ASSETS
Cash and cash equivalents	240,231	184,115
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$240,231	$334,268

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$3,403	$-
Accounts payable - affiliates	1,639,856	1,495,481
Capital contributions payable	69,154	69,154

	1,712,413	1,564,635
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 at March 31, 2011 and 2010 issued and outstanding	(1,231,680)	(992,283)
General partner	(240,502)	(238,084)

	(1,472,182)	(1,230,367)

	$240,231	$334,268

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 34
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$452,150

OTHER ASSETS
Cash and cash equivalents	64,486	74,138
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	224,375
Other assets	-	-

	$64,486	$750,663

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	3,022,850	2,712,281
Capital contributions payable	-	-

	3,022,850	2,712,281
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 at March 31, 2011 and 2010 issued and outstanding	(2,628,390)	(1,641,611)
General partner	(329,974)	(320,007)

	(2,958,364)	(1,961,618)

	$64,486	$750,663

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 35
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$93,491	$2,576,041

OTHER ASSETS
Cash and cash equivalents	116,848	127,244
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	216,861
Other assets	-	-

	$210,339	$2,920,146

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,613,702	1,385,342
Capital contributions payable	-	-

	1,613,702	1,385,342
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 at March 31, 2011 and 2010 issued and outstanding	(1,107,304)	1,801,481
General partner	(296,059)	(266,677)

	(1,403,363)	1,534,804

	$210,339	$2,920,146

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 36
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$57,706	$1,812,747

OTHER ASSETS
Cash and cash equivalents	133,266	142,855
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$190,972	$1,955,602

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,840,826	1,674,205
Capital contributions payable	-	-

	1,840,826	1,674,205
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,837 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,837 at March 31, 2011 and 2010 issued and outstanding	(1,454,692)	457,246
General partner	(195,162)	(175,849)

	(1,649,854)	281,397

	$190,972	$1,955,602

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 37
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$36,479	$1,400,181

OTHER ASSETS
Cash and cash equivalents	346,391	309,745
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	354,744
Other assets	-	-

	$382,870	$2,064,670

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,632,555	1,427,691
Capital contributions payable	138,438	138,438

	1,770,993	1,566,129
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 at March 31, 2011 and 2010 issued and outstanding	(1,158,678)	709,119
General partner	(229,445)	(210,578)

	(1,388,123)	498,541

	$382,870	$2,064,670

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 38
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$999,523	$3,761,779

OTHER ASSETS
Cash and cash equivalents	235,617	209,324
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	41,876
Other assets	-	-

	$1,235,140	$4,012,979

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,392,823	1,228,423
Capital contributions payable	-	-

	1,392,823	1,228,423
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 at March 31, 2011 and 2010 issued and outstanding	62,178	2,974,995
General partner	(219,861)	(190,439)

	(157,683)	2,784,556

	$1,235,140	$4,012,979

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 39
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,378,166	$3,970,104

OTHER ASSETS
Cash and cash equivalents	187,805	183,296
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	33,348
Other assets	-	-

	$1,565,971	$4,186,748

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,187,499	1,050,699
Capital contributions payable	-	-

	1,187,499	1,050,699
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,152 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,152 at March 31, 2011 and 2010 issued and outstanding	571,129	3,301,130
General partner	(192,657)	(165,081)

	378,472	3,136,049

	$1,565,971	$4,186,748
(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 40
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$2,491,075	$4,858,175

OTHER ASSETS
Cash and cash equivalents	109,745	120,514
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	159,105
Other assets	-	-

	$2,600,820	$5,137,794

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,206,199	1,994,200
Capital contributions payable	102	102

	2,206,301	1,994,302
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 at March 31, 2011 and 2010 issued and outstanding	615,517	3,337,000
General partner	(220,998)	(193,508)

	394,519	3,143,492

	$2,600,820	$5,137,794

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 41
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$2,811,584	$4,593,671

OTHER ASSETS
Cash and cash equivalents	215,834	78,660
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	458,451	890,050
Other assets	1,218	2,052

	$3,487,087	$5,564,433

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$8,924	$-
Accounts payable - affiliates	2,418,072	2,478,543
Capital contributions payable	100	100

	2,427,096	2,478,643
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 at March 31, 2011 and 2010 issued and outstanding	1,298,560	3,304,101
General partner	(238,569)	(218,311)

	1,059,991	3,085,790

	$3,487,087	$5,564,433

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 42
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$3,740,801	$5,635,060

OTHER ASSETS
Cash and cash equivalents	311,423	348,800
Notes receivable	22,790	292,933
Deferred acquisition costs, net of accumulated amortization	430,304	695,692
Other assets	51,003	51,003

	$4,556,321	$7,023,488

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,523,753	1,273,973
Capital contributions payable	73,433	452,937

	1,597,186	1,726,910
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 at March 31, 2011 and 2010 issued and outstanding	3,170,482	5,484,551
General partner	(211,347)	(187,973)

	2,959,135	5,296,578

	$4,556,321	$7,023,488

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 43
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$6,613,148	$9,259,429

OTHER ASSETS
Cash and cash equivalents	234,982	256,265
Notes receivable	-	186,626
Deferred acquisition costs, net of accumulated amortization	593,492	1,608,977
Other assets	85,341	85,289

	$7,526,963	$11,396,586

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,704,370	1,397,590
Capital contributions payable	121,112	307,738

	1,825,482	1,705,328
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 at March 31, 2011 and 2010 issued and outstanding	5,965,988	9,915,867
General partner	(264,507)	(224,609)

	5,701,481	9,691,258

	$7,526,963	$11,396,586

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 44
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$5,205,103	$7,784,498

OTHER ASSETS
Cash and cash equivalents	395,938	590,586
Notes receivable	-	196,604
Deferred acquisition costs, net of accumulated amortization	1,696,790	1,979,590
Other assets	-	-

	$7,297,831	$10,551,278

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	808,505	523,804
Capital contributions payable	254,640	590,561

	1,063,145	1,114,365
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,193 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,193 at March 31, 2011 and 2010 issued and outstanding	6,409,788	9,579,993
General partner	(175,102)	(143,080)

	6,234,686	9,436,913

	$7,297,831	$10,551,278

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 45
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$12,086,770	$15,742,704

OTHER ASSETS
Cash and cash equivalents	425,893	537,189
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	1,638,551	1,911,643
Other assets	-	-

	$14,151,214	$18,191,536

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	633,993	367,429
Capital contributions payable	16,724	16,724

	650,717	384,153
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 at March 31, 2011 and 2010 issued and outstanding	13,719,154	17,982,971
General partner	(218,657)	(175,588)

	13,500,497	17,807,383

	$14,151,214	$18,191,536

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 46
	2011	2010
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$11,632,800	$14,415,932

OTHER ASSETS
Cash and cash equivalents	291,568	267,639
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	190,832	300,282
Other assets	-	-

	$12,115,200	$14,983,853

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	528,247	278,719
Capital contributions payable	-	20,138

	528,247	298,857
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 at March 31, 2011 and 2010 issued and outstanding	11,733,826	14,800,889
General partner	(146,873)	(115,893)

	11,586,953	14,684,996

	$12,115,200	$14,983,853

(see notes to financial statements)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

Years ended March 31, 2011 and 2010

	Total
	2011	2010
Income
Interest income	$137,688	$31,866
Miscellaneous	607,819	523,613

	745,507	555,479

Share of income (losses) from operating limited partnerships	(3,954,019)	(12,195,721)

Expenses and loss
Fund management fee	5,297,336	5,572,190
Amortization	1,786,355	2,460,106
General and administrative expenses	576,759	707,116
Professional fees	711,340	718,814
Impairment loss	23,038,128	27,675,675

	31,409,918	37,133,901

NET INCOME (LOSS)	$(34,618,430)	$(48,774,143)

Net income (loss) allocated to general partner	$(346,184)	$(487,741)

Net income (loss) allocated to limited partners	$(34,272,246)	$(48,286,402)

Net income (loss) per BAC	$(0.41)	$(0.58)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 20
	2011	2010
Income
Interest income	$3,664	$2,221
Miscellaneous	82,647	76,958

	86,311	79,179

Share of income (losses) from operating limited partnerships	921,489	(29,623)

Expenses and loss
Fund management fee	164,780	261,521
Amortization	-	-
General and administrative expenses	23,592	27,341
Professional fees	37,188	39,783
Impairment loss	-	-

	225,560	328,645

NET INCOME (LOSS)	$782,240	$(279,089)

Net income (loss) allocated to general partner	$7,822	$(2,791)

Net income (loss) allocated to limited partners	$774,418	$(276,298)

Net income (loss) per BAC	$0.20	$(0.07)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 21
	2011	2010
Income
Interest income	$1,051	$269
Miscellaneous	1,538	5,056

	2,589	5,325

Share of income (losses) from operating limited partnerships	25,729	634,441

Expenses and loss
Fund management fee	(3,588)	76,287
Amortization	-	-
General and administrative expenses	16,262	17,063
Professional fees	25,936	18,157
Impairment loss	-	-

	38,610	111,507

NET INCOME (LOSS)	$(10,292)	$528,259

Net income (loss) allocated to general partner	$(103)	$5,283

Net income (loss) allocated to limited partners	$(10,189)	$522,976

Net income (loss) per BAC	$(0.01)	$0.28

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 22
	2011	2010
Income
Interest income	$357	$82
Miscellaneous	15,840	13,614

	16,197	13,696

Share of income (losses) from operating limited partnerships	754,900	60,867

Expenses and loss
Fund management fee	182,982	231,667
Amortization	-	-
General and administrative expenses	19,193	22,504
Professional fees	27,686	29,070
Impairment loss	-	-

	229,861	283,241

NET INCOME (LOSS)	$541,236	$(208,678)

Net income (loss) allocated to general partner	$5,412	$(2,087)

Net income (loss) allocated to limited partners	$535,824	$(206,591)

Net income (loss) per BAC	$0.21	$(0.08)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 23
	2011	2010
Income
Interest income	$697	$160
Miscellaneous	114,766	801

	115,463	961

Share of income (losses) from operating limited partnerships	688,724	38,225

Expenses and loss
Fund management fee	141,628	209,275
Amortization	-	-
General and administrative expenses	25,904	25,079
Professional fees	26,264	23,828
Impairment loss	-	-

	193,796	258,182

NET INCOME (LOSS)	$610,391	$(218,996)

Net income (loss) allocated to general partner	$6,104	$(2,190)

Net income (loss) allocated to limited partners	$604,287	$(216,806)

Net income (loss) per BAC	$0.18	$(0.06)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 24
	2011	2010
Income
Interest income	$1,467	$138
Miscellaneous	88,954	62,132

	90,421	62,270

Share of income (losses) from operating limited partnerships	-	107,945

Expenses and loss
Fund management fee	162,294	130,818
Amortization	-	-
General and administrative expenses	18,356	19,347
Professional fees	27,085	31,452
Impairment loss	-	-

	207,735	181,617

NET INCOME (LOSS)	$(117,314)	$(11,402)

Net income (loss) allocated to general partner	$(1,173)	$(114)

Net income (loss) allocated to limited partners	$(116,141)	$(11,288)

Net income (loss) per BAC	$(0.05)	$(0.01)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 25
	2011	2010
Income
Interest income	$3,185	$2,935
Miscellaneous	170,778	121,979

	173,963	124,914

Share of income (losses) from operating limited partnerships	469,513	68,662

Expenses and loss
Fund management fee	158,216	156,684
Amortization	-	11,423
General and administrative expenses	20,742	22,562
Professional fees	24,441	27,870
Impairment loss	-	62,147

	203,399	280,686

NET INCOME (LOSS)	$440,077	$(87,110)

Net income (loss) allocated to general partner	$4,401	$(871)

Net income (loss) allocated to limited partners	$435,676	$(86,239)

Net income (loss) per BAC	$0.14	$(0.03)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 26
	2011	2010
Income
Interest income	$1,217	$827
Miscellaneous	26,680	62,389

	27,897	63,216

Share of income (losses) from operating limited partnerships	1,451,966	(724,045)

Expenses and loss
Fund management fee	274,363	298,631
Amortization	-	34,324
General and administrative expenses	25,779	29,560
Professional fees	38,952	43,503
Impairment loss	-	606,124

	339,094	1,012,142

NET INCOME (LOSS)	$1,140,769	$(1,672,971)

Net income (loss) allocated to general partner	$11,408	$(16,730)

Net income (loss) allocated to limited partners	$1,129,361	$(1,656,241)

Net income (loss) per BAC	$0.28	$(0.41)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 27
	2011	2010
Income
Interest income	$1,478	$126
Miscellaneous	11,791	8,522

	13,269	8,648

Share of income (losses) from operating limited partnerships	(676,060)	(80,272)

Expenses and loss
Fund management fee	242,040	175,634
Amortization	68,492	68,492
General and administrative expenses	16,798	60,255
Professional fees	21,215	22,159
Impairment loss	24,309	153,410

	372,854	479,950

NET INCOME (LOSS)	$(1,035,645)	$(551,574)

Net income (loss) allocated to general partner	$(10,356)	$(5,516)

Net income (loss) allocated to limited partners	$(1,025,289)	$(546,058)

Net income (loss) per BAC	$(0.42)	$(0.22)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 28
	2011	2010
Income
Interest income	$3,842	$2,262
Miscellaneous	28,868	28,200

	32,710	30,462

Share of income (losses) from operating limited partnerships	-	(455,332)

Expenses and loss
Fund management fee	269,189	257,632
Amortization	-	-
General and administrative expenses	23,318	27,715
Professional fees	27,112	29,923
Impairment loss	-	183,235

	319,619	498,505

NET INCOME (LOSS)	$(286,909)	$(923,375)

Net income (loss) allocated to general partner	$(2,869)	$(9,234)

Net income (loss) allocated to limited partners	$(284,040)	$(914,141)

Net income (loss) per BAC	$(0.07)	$(0.23)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 29
	2011	2010
Income
Interest income	$1,709	$179
Miscellaneous	12,038	24,975

	13,747	25,154

Share of income (losses) from operating limited partnerships	(24,395)	(204,007)

Expenses and loss
Fund management fee	283,476	224,592
Amortization	28,950	28,948
General and administrative expenses	23,550	28,417
Professional fees	30,185	35,829
Impairment loss	-	380,451

	366,161	698,237

NET INCOME (LOSS)	$(376,809)	$(877,090)

Net income (loss) allocated to general partner	$(3,768)	$(8,771)

Net income (loss) allocated to limited partners	$(373,041)	$(868,319)

Net income (loss) per BAC	$(0.09)	$(0.22)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 30
	2011	2010
Income
Interest income	$3,780	$3,798
Miscellaneous	2,535	555

	6,315	4,353

Share of income (losses) from operating limited partnerships	83,888	(566,987)

Expenses and loss
Fund management fee	167,720	157,242
Amortization	26,275	104,340
General and administrative expenses	18,424	21,671
Professional fees	23,469	25,077
Impairment loss	15,589	615,661

	251,477	923,991

NET INCOME (LOSS)	$(161,274)	$(1,486,625)

Net income (loss) allocated to general partner	$(1,613)	$(14,866)

Net income (loss) allocated to limited partners	$(159,661)	$(1,471,759)

Net income (loss) per BAC	$(0.06)	$(0.56)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 31
	2011	2010
Income
Interest income	$2,172	$1,939
Miscellaneous	2,107	5,925

	4,279	7,864

Share of income (losses) from operating limited partnerships	156,023	197,045

Expenses and loss
Fund management fee	301,200	325,984
Amortization	-	-
General and administrative expenses	23,490	29,807
Professional fees	29,342	37,669
Impairment loss	166,611	796,383

	520,643	1,189,843

NET INCOME (LOSS)	$(360,341)	$(984,934)

Net income (loss) allocated to general partner	$(3,603)	$(9,849)

Net income (loss) allocated to limited partners	$(356,738)	$(975,085)

Net income (loss) per BAC	$(0.08)	$(0.22)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 32
	2011	2010
Income
Interest income	$3,923	$3,037
Miscellaneous	6,262	38,436

	10,185	41,473

Share of income (losses) from operating limited partnerships	186,600	(903,427)

Expenses and loss
Fund management fee	253,986	200,086
Amortization	-	131,056
General and administrative expenses	23,608	28,859
Professional fees	27,583	25,113
Impairment loss	272,560	1,688,725

	577,737	2,073,839

NET INCOME (LOSS)	$(380,952)	$(2,935,793)

Net income (loss) allocated to general partner	$(3,810)	$(29,358)

Net income (loss) allocated to limited partners	$(377,142)	$(2,906,435)

Net income (loss) per BAC	$(0.08)	$(0.61)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 33
	2011	2010
Income
Interest income	$1,521	$940
Miscellaneous	4,452	581

	5,973	1,521

Share of income (losses) from operating limited partnerships	(52,927)	(387,789)

Expenses and loss
Fund management fee	117,876	139,550
Amortization	-	11,980
General and administrative expenses	19,102	20,406
Professional fees	20,657	18,239
Impairment loss	37,226	1,267,778

	194,861	1,457,953

NET INCOME (LOSS)	$(241,815)	$(1,844,221)

Net income (loss) allocated to general partner	$(2,418)	$(18,442)

Net income (loss) allocated to limited partners	$(239,397)	$(1,825,779)

Net income (loss) per BAC	$(0.09)	$(0.69)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 34
	2011	2010
Income
Interest income	$182	$42
Miscellaneous	1,539	5,505

	1,721	5,547

Share of income (losses) from operating limited partnerships	(227,070)	(610,451)

Expenses and loss
Fund management fee	279,042	270,742
Amortization	224,375	384,440
General and administrative expenses	21,853	24,097
Professional fees	21,047	22,003
Impairment loss	225,080	1,042,951

	771,397	1,744,233

NET INCOME (LOSS)	$(996,746)	$(2,349,137)

Net income (loss) allocated to general partner	$(9,967)	$(23,491)

Net income (loss) allocated to limited partners	$(986,779)	$(2,325,646)

Net income (loss) per BAC	$(0.28)	$(0.66)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 35
	2011	2010
Income
Interest income	$831	$191
Miscellaneous	4,094	-

	4,925	191

Share of income (losses) from operating limited partnerships	(609,403)	(815,231)

Expenses and loss
Fund management fee	203,016	192,057
Amortization	72,288	72,288
General and administrative expenses	21,224	23,465
Professional fees	19,441	19,567
Impairment loss	2,017,720	2,237,536

	2,333,689	2,544,913

NET INCOME (LOSS)	$(2,938,167)	$(3,359,953)

Net income (loss) allocated to general partner	$(29,382)	$(33,600)

Net income (loss) allocated to limited partners	$(2,908,785)	$(3,326,353)

Net income (loss) per BAC	$(0.88)	$(1.01)
(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 36
	2011	2010
Income
Interest income	$673	$155
Miscellaneous	-	1,550

	673	1,705

Share of income (losses) from operating limited partnerships	(336,138)	(492,791)

Expenses and loss
Fund management fee	153,365	135,349
Amortization	-	29,840
General and administrative expenses	17,888	18,664
Professional fees	19,270	18,998
Impairment loss	1,405,263	1,548,176

	1,595,786	1,751,027

NET INCOME (LOSS)	$(1,931,251)	$(2,242,113)

Net income (loss) allocated to general partner	$(19,313)	$(22,421)

Net income (loss) allocated to limited partners	$(1,911,938)	$(2,219,692)

Net income (loss) per BAC	$(0.91)	$(1.05)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 37
	2011	2010
Income
Interest income	$3,602	$3,025
Miscellaneous	-	-

	3,602	3,025

Share of income (losses) from operating limited partnerships	(228,964)	(599,344)

Expenses and loss
Fund management fee	184,364	178,046
Amortization	118,248	118,248
General and administrative expenses	18,635	22,634
Professional fees	15,990	15,958
Impairment loss	1,324,065	1,849,293

	1,661,302	2,184,179

NET INCOME (LOSS)	$(1,886,664)	$(2,780,498)

Net income (loss) allocated to general partner	$(18,867)	$(27,805)

Net income (loss) allocated to limited partners	$(1,867,797)	$(2,752,693)

Net income (loss) per BAC	$(0.74)	$(1.10)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 38
	2011	2010
Income
Interest income	$940	$558
Miscellaneous	-	-

	940	558

Share of income (losses) from operating limited partnerships	(564,465)	(658,134)

Expenses and loss
Fund management fee	145,865	123,264
Amortization	13,960	26,220
General and administrative expenses	19,375	23,535
Professional fees	18,966	18,514
Impairment loss	2,180,548	1,863,888

	2,378,714	2,055,421

NET INCOME (LOSS)	$(2,942,239)	$(2,712,997)

Net income (loss) allocated to general partner	$(29,422)	$(27,130)

Net income (loss) allocated to limited partners	$(2,912,817)	$(2,685,867)

Net income (loss) per BAC	$(1.15)	$(1.06)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 39
	2011	2010
Income
Interest income	$2,845	$769
Miscellaneous	-	-

	2,845	769

Share of income (losses) from operating limited partnerships	(890,369)	(779,953)

Expenses and loss
Fund management fee	111,465	119,665
Amortization	11,116	22,072
General and administrative expenses	18,112	21,875
Professional fees	18,313	17,607
Impairment loss	1,711,047	1,331,559

	1,870,053	1,512,778

NET INCOME (LOSS)	$(2,757,577)	$(2,291,962)

Net income (loss) allocated to general partner	$(27,576)	$(22,920)

Net income (loss) allocated to limited partners	$(2,730,001)	$(2,269,042)

Net income (loss) per BAC	$(1.19)	$(0.99)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 40
	2011	2010
Income
Interest income	$649	$150
Miscellaneous	-	36,733

	649	36,883

Share of income (losses) from operating limited partnerships	(601,594)	(900,724)

Expenses and loss
Fund management fee	179,279	180,246
Amortization	53,036	53,036
General and administrative expenses	20,102	24,037
Professional fees	24,711	23,396
Impairment loss	1,870,900	1,565,033

	2,148,028	1,845,748

NET INCOME (LOSS)	$(2,748,973)	$(2,709,589)

Net income (loss) allocated to general partner	$(27,490)	$(27,096)

Net income (loss) allocated to limited partners	$(2,721,483)	$(2,682,493)

Net income (loss) per BAC	$(1.03)	$(1.02)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 41
	2011	2010
Income
Interest income	$1,435	$116
Miscellaneous	32,502	29,378

	33,937	29,494

Share of income (losses) from operating limited partnerships	(302,783)	(553,631)

Expenses and loss
Fund management fee	184,032	207,772
Amortization	222,512	282,764
General and administrative expenses	22,718	27,285
Professional fees	27,285	27,903
Impairment loss	1,300,406	1,370,664

	1,756,953	1,916,388

NET INCOME (LOSS)	$(2,025,799)	$(2,440,525)

Net income (loss) allocated to general partner	$(20,258)	$(24,405)

Net income (loss) allocated to limited partners	$(2,005,541)	$(2,416,120)

Net income (loss) per BAC	$(0.69)	$(0.84)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 42
	2011	2010
Income
Interest income	$7,667	$1,159
Miscellaneous	218	324

	7,885	1,483

Share of income (losses) from operating limited partnerships	(347,607)	(342,003)

Expenses and loss
Fund management fee	130,906	225,604
Amortization	99,384	128,732
General and administrative expenses	23,194	27,461
Professional fees	32,586	28,766
Impairment loss	1,711,651	1,688,303

	1,997,721	2,098,866

NET INCOME (LOSS)	$(2,337,443)	$(2,439,386)

Net income (loss) allocated to general partner	$(23,374)	$(24,394)

Net income (loss) allocated to limited partners	$(2,314,069)	$(2,414,992)

Net income (loss) per BAC	$(0.84)	$(0.88)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 43
	2011	2010
Income
Interest income	$1,966	$1,010
Miscellaneous	25	-

	1,991	1,010

Share of income (losses) from operating limited partnerships	(503,263)	(514,076)

Expenses and loss
Fund management fee	187,208	289,686
Amortization	247,749	289,737
General and administrative expenses	24,829	29,698
Professional fees	35,621	31,628
Impairment loss	2,993,098	2,024,801

	3,488,505	2,665,550

NET INCOME (LOSS)	$(3,989,777)	$(3,178,616)

Net income (loss) allocated to general partner	$(39,898)	$(31,786)

Net income (loss) allocated to limited partners	$(3,949,879)	$(3,146,830)

Net income (loss) per BAC	$(1.09)	$(0.86)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 44
	2011	2010
Income
Interest income	$78,270	$2,434
Miscellaneous	25	-

	78,295	2,434

Share of income (losses) from operating limited partnerships	(1,281,159)	(1,444,199)

Expenses and loss
Fund management fee	267,673	248,351
Amortization	283,982	294,134
General and administrative expenses	20,415	24,809
Professional fees	31,133	19,351
Impairment loss	1,396,160	1,198,091

	1,999,363	1,784,736

NET INCOME (LOSS)	$(3,202,227)	$(3,226,501)

Net income (loss) allocated to general partner	$(32,022)	$(32,265)

Net income (loss) allocated to limited partners	$(3,170,205)	$(3,194,236)

Net income (loss) per BAC	$(1.17)	$(1.18)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 45
	2011	2010
Income
Interest income	$4,018	$1,889
Miscellaneous	25	-

	4,043	1,889

Share of income (losses) from operating limited partnerships	(1,187,195)	(1,379,202)

Expenses and loss
Fund management fee	341,411	328,620
Amortization	273,092	288,104
General and administrative expenses	27,606	32,502
Professional fees	35,839	42,276
Impairment loss	2,445,786	2,117,133

	3,123,734	2,808,635

NET INCOME (LOSS)	$(4,306,886)	$(4,185,948)

Net income (loss) allocated to general partner	$(43,069)	$(41,859)

Net income (loss) allocated to limited partners	$(4,263,817)	$(4,144,089)

Net income (loss) per BAC	$(1.06)	$(1.03)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 46
	2011	2010
Income
Interest income	$4,547	$1,455
Miscellaneous	135	-

	4,682	1,455

Share of income (losses) from operating limited partnerships	(859,459)	(861,685)

Expenses and loss
Fund management fee	213,548	227,185
Amortization	42,896	79,928
General and administrative expenses	22,690	26,468
Professional fees	24,023	25,175
Impairment loss	1,940,109	2,084,333

	2,243,266	2,443,089

NET INCOME (LOSS)	$(3,098,043)	$(3,303,319)

Net income (loss) allocated to general partner	$(30,980)	$(33,033)

Net income (loss) allocated to limited partners	$(3,067,063)	$(3,270,286)

Net income (loss) per BAC	$(1.03)	$(1.10)

(see notes to financial statements)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2011 and 2010

Total	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$97,352,756	$(6,255,246)	$91,097,510

Net income (loss)	(48,286,402)	(487,741)	(48,774,143)

Partners’ capital (deficit), March 31, 2010	49,066,354	(6,742,987)	42,323,367

Net income (loss)	(34,272,246)	(346,184)	(34,618,430)

Partners’ capital (deficit), March 31, 2011	$14,794,108	$(7,089,171)	$7,704,937

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 20	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$(2,632,703)	$(337,958)	$(2,970,661)

Net income (loss)	(276,298)	(2,791)	(279,089)

Partners’ capital (deficit), March 31, 2010	(2,909,001)	(340,749)	(3,249,750)

Net income (loss)	774,418	7,822	782,240

Partners’ capital (deficit), March 31, 2011	$(2,134,583)	$(332,927)	$(2,467,510)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 21	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$(1,592,512)	$(179,673)	$(1,772,185)

Net income (loss)	522,976	5,283	528,259

Partners’ capital (deficit), March 31, 2010	(1,069,536)	(174,390)	(1,243,926)

Net income (loss)	(10,189)	(103)	(10,292)

Partners’ capital (deficit), March 31, 2011	$(1,079,725)	$(174,493)	$(1,254,218)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 22	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$(2,761,964)	$(249,194)	$(3,011,158)

Net income (loss)	(206,591)	(2,087)	(208,678)

Partners’ capital (deficit), March 31, 2010	(2,968,555)	(251,281)	(3,219,836)

Net income (loss)	535,824	5,412	541,236

Partners’ capital (deficit), March 31, 2011	$(2,432,731)	$(245,869)	$(2,678,600)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 23	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$(2,218,498)	$(310,133)	$(2,528,631)

Net income (loss)	(216,806)	(2,190)	(218,996)

Partners’ capital (deficit), March 31, 2010	(2,435,304)	(312,323)	(2,747,627)

Net income (loss)	604,287	6,104	610,391

Partners’ capital (deficit), March 31, 2011	$(1,831,017)	$(306,219)	$(2,137,236)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 24	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$(2,090,958)	$(208,290)	$(2,299,248)

Net income (loss)	(11,288)	(114)	(11,402)

Partners’ capital (deficit), March 31, 2010	(2,102,246)	(208,404)	(2,310,650)

Net income (loss)	(116,141)	(1,173)	(117,314)

Partners’ capital (deficit), March 31, 2011	$(2,218,387)	$(209,577)	$(2,427,964)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 25	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$(1,732,532)	$(277,545)	$(2,010,077)

Net income (loss)	(86,239)	(871)	(87,110)

Partners’ capital (deficit), March 31, 2010	(1,818,771)	(278,416)	(2,097,187)

Net income (loss)	435,676	4,401	440,077

Partners’ capital (deficit), March 31, 2011	$(1,383,095)	$(274,015)	$(1,657,110)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 26	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$(977,021)	$(353,559)	$(1,330,580)

Net income (loss)	(1,656,241)	(16,730)	(1,672,971)

Partners’ capital (deficit), March 31, 2010	(2,633,262)	(370,289)	(3,003,551)

Net income (loss)	1,129,361	11,408	1,140,769

Partners’ capital (deficit), March 31, 2011	$(1,503,901)	$(358,881)	$(1,862,782)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 27	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$266,174	$(205,844)	$60,330

Net income (loss)	(546,058)	(5,516)	(551,574)

Partners’ capital (deficit), March 31, 2010	(279,884)	(211,360)	(491,244)

Net income (loss)	(1,025,289)	(10,356)	(1,035,645)

Partners’ capital (deficit), March 31, 2011	$(1,305,173)	$(221,716)	$(1,526,889)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 28	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$445,603	$(342,719)	$102,884

Net income (loss)	(914,141)	(9,234)	(923,375)

Partners’ capital (deficit), March 31, 2010	(468,538)	(351,953)	(820,491)

Net income (loss)	(284,040)	(2,869)	(286,909)

Partners’ capital (deficit), March 31, 2011	$(752,578)	$(354,822)	$(1,107,400)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 29	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$(1,084,161)	$(353,019)	$(1,437,180)

Net income (loss)	(868,319)	(8,771)	(877,090)

Partners’ capital (deficit), March 31, 2010	(1,952,480)	(361,790)	(2,314,270)

Net income (loss)	(373,041)	(3,768)	(376,809)

Partners’ capital (deficit), March 31, 2011	$(2,325,521)	$(365,558)	$(2,691,079)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 30	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$763,884	$(221,634)	$542,250

Net income (loss)	(1,471,759)	(14,866)	(1,486,625)

Partners’ capital (deficit), March 31, 2010	(707,875)	(236,500)	(944,375)

Net income (loss)	(159,661)	(1,613)	(161,274)

Partners’ capital (deficit), March 31, 2011	$(867,536)	$(238,113)	$(1,105,649)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 31	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$(442,447)	$(387,559)	$(830,006)

Net income (loss)	(975,085)	(9,849)	(984,934)

Partners’ capital (deficit), March 31, 2010	(1,417,532)	(397,408)	(1,814,940)

Net income (loss)	(356,738)	(3,603)	(360,341)

Partners’ capital (deficit), March 31, 2011	$(1,774,270)	$(401,011)	$(2,175,281)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 32	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$1,720,324	$(393,089)	$1,327,235

Net income (loss)	(2,906,435)	(29,358)	(2,935,793)

Partners’ capital (deficit), March 31, 2010	(1,186,111)	(422,447)	(1,608,558)

Net income (loss)	(377,142)	(3,810)	(380,952)

Partners’ capital (deficit), March 31, 2011	$(1,563,253)	$(426,257)	$(1,989,510)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 33	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$833,496	$(219,642)	$613,854

Net income (loss)	(1,825,779)	(18,442)	(1,844,221)

Partners’ capital (deficit), March 31, 2010	(992,283)	(238,084)	(1,230,367)

Net income (loss)	(239,397)	(2,418)	(241,815)

Partners’ capital (deficit), March 31, 2011	$(1,231,680)	$(240,502)	$(1,472,182)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 34	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$684,035	$(296,516)	$387,519

Net income (loss)	(2,325,646)	(23,491)	(2,349,137)

Partners’ capital (deficit), March 31, 2010	(1,641,611)	(320,007)	(1,961,618)

Net income (loss)	(986,779)	(9,967)	(996,746)

Partners’ capital (deficit), March 31, 2011	$(2,628,390)	$(329,974)	$(2,958,364)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 35	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$5,127,834	$(233,077)	$4,894,757

Net income (loss)	(3,326,353)	(33,600)	(3,359,953)

Partners’ capital (deficit), March 31, 2010	1,801,481	(266,677)	1,534,804

Net income (loss)	(2,908,785)	(29,382)	(2,938,167)

Partners’ capital (deficit), March 31, 2011	$(1,107,304)	$(296,059)	$(1,403,363)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 36	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$2,676,938	$(153,428)	$2,523,510

Net income (loss)	(2,219,692)	(22,421)	(2,242,113)

Partners’ capital (deficit), March 31, 2010	457,246	(175,849)	281,397

Net income (loss)	(1,911,938)	(19,313)	(1,931,251)

Partners’ capital (deficit), March 31, 2011	$(1,454,692)	$(195,162)	$(1,649,854)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 37	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$3,461,812	$(182,773)	$3,279,039

Net income (loss)	(2,752,693)	(27,805)	(2,780,498)

Partners’ capital (deficit), March 31, 2010	709,119	(210,578)	498,541

Net income (loss)	(1,867,797)	(18,867)	(1,886,664)

Partners’ capital (deficit), March 31, 2011	$(1,158,678)	$(229,445)	$(1,388,123)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 38	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$5,660,862	$(163,309)	$5,497,553

Net income (loss)	(2,685,867)	(27,130)	(2,712,997)

Partners’ capital (deficit), March 31, 2010	2,974,995	(190,439)	2,784,556

Net income (loss)	(2,912,817)	(29,422)	(2,942,239)

Partners’ capital (deficit), March 31, 2011	$62,178	$(219,861)	$(157,683)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 39	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$5,570,172	$(142,161)	$5,428,011

Net income (loss)	(2,269,042)	(22,920)	(2,291,962)

Partners’ capital (deficit), March 31, 2010	3,301,130	(165,081)	3,136,049

Net income (loss)	(2,730,001)	(27,576)	(2,757,577)

Partners’ capital (deficit), March 31, 2011	$571,129	$(192,657)	$378,472

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 40	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$6,019,493	$(166,412)	$5,853,081

Net income (loss)	(2,682,493)	(27,096)	(2,709,589)

Partners’ capital (deficit), March 31, 2010	3,337,000	(193,508)	3,143,492

Net income (loss)	(2,721,483)	(27,490)	(2,748,973)

Partners’ capital (deficit), March 31, 2011	$615,517	$(220,998)	$394,519

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 41	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$5,720,221	$(193,906)	$5,526,315

Net income (loss)	(2,416,120)	(24,405)	(2,440,525)

Partners’ capital (deficit), March 31, 2010	3,304,101	(218,311)	3,085,790

Net income (loss)	(2,005,541)	(20,258)	(2,025,799)

Partners’ capital (deficit), March 31, 2011	$1,298,560	$(238,569)	$1,059,991

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 42	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$7,899,543	$(163,579)	$7,735,964

Net income (loss)	(2,414,992)	(24,394)	(2,439,386)

Partners’ capital (deficit), March 31, 2010	5,484,551	(187,973)	5,296,578

Net income (loss)	(2,314,069)	(23,374)	(2,337,443)

Partners’ capital (deficit), March 31, 2011	$3,170,482	$(211,347)	$2,959,135

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 43	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$13,062,697	$(192,823)	$12,869,874

Net income (loss)	(3,146,830)	(31,786)	(3,178,616)

Partners’ capital (deficit), March 31, 2010	9,915,867	(224,609)	9,691,258

Net income (loss)	(3,949,879)	(39,898)	(3,989,777)

Partners’ capital (deficit), March 31, 2011	$5,965,988	$(264,507)	$5,701,481

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 44	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$12,774,229	$(110,815)	$12,663,414

Net income (loss)	(3,194,236)	(32,265)	(3,226,501)

Partners’ capital (deficit), March 31, 2010	9,579,993	(143,080)	9,436,913

Net income (loss)	(3,170,205)	(32,022)	(3,202,227)

Partners’ capital (deficit), March 31, 2011	$6,409,788	$(175,102)	$6,234,686

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 45	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$22,127,060	$(133,729)	$21,993,331

Net income (loss)	(4,144,089)	(41,859)	(4,185,948)

Partners’ capital (deficit), March 31, 2010	17,982,971	(175,588)	17,807,383

Net income (loss)	(4,263,817)	(43,069)	(4,306,886)

Partners’ capital (deficit), March 31, 2011	$13,719,154	$(218,657)	$13,500,497

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 46	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2009	$18,071,175	$(82,860)	$17,988,315

Net income (loss)	(3,270,286)	(33,033)	(3,303,319)

Partners’ capital (deficit), March 31, 2010	14,800,889	(115,893)	14,684,996

Net income (loss)	(3,067,063)	(30,980)	(3,098,043)

Partners’ capital (deficit), March 31, 2011	$11,733,826	$(146,873)	$11,586,953

(see notes to financial statements)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

Years ended March 31, 2011 and 2010

	Total
	2011	2010
Cash flows from operating activities
Net income (loss)	$(34,618,430)	$(48,774,143)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	3,954,019	12,195,721
Impairment loss	23,038,128	27,675,675
Distributions received from operating limited partnerships	182,237	464,620
Amortization	1,786,355	2,460,106
Changes in assets and liabilities
Other assets	(165,855)	295,631
Accounts payable and accrued expenses	93,836	51,863
Accounts payable - affiliates	314,146	4,959,048

Net cash provided by (used in) operating activities	(5,415,564)	(671,479)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(259,901)	-
Proceeds from disposition of operating limited partnerships	7,102,968	988,360

Net cash provided by (used in) investing activities	6,843,067	988,360

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,427,503	316,881

Cash and cash equivalents, beginning	6,498,869	6,181,988

Cash and cash equivalents, ending	$7,926,372	$6,498,869

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Total
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$8,915	$16,888

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$653,373	$250,000

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$18,818	$41,331

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 20
	2011	2010
Cash flows from operating activities
Net income (loss)	$782,240	$(279,089)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(921,489)	29,623
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	2,633	(42,424)
Accounts payable and accrued expenses	10,376	7,500
Accounts payable - affiliates	(737,086)	287,024

Net cash provided by (used in) operating activities	(863,326)	2,634

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	921,489	10,168

Net cash provided by (used in) investing activities	921,489	10,168

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	58,163	12,802

Cash and cash equivalents, beginning	187,333	174,531

Cash and cash equivalents, ending	$245,496	$187,333

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 20
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 21
	2011	2010
Cash flows from operating activities
Net income (loss)	$(10,292)	$528,259
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(25,729)	(634,441)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	1
Amortization	-	-
Changes in assets and liabilities
Other assets	-	88,577
Accounts payable and accrued expenses	(7,788)	15,808
Accounts payable - affiliates	69,765	(458,867)

Net cash provided by (used in) operating activities	25,956	(460,663)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	25,729	732,319

Net cash provided by (used in) investing activities	25,729	732,319

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	51,685	271,656

Cash and cash equivalents, beginning	287,156	15,500

Cash and cash equivalents, ending	$338,841	$287,156

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 21
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 22
	2011	2010
Cash flows from operating activities
Net income (loss)	$541,236	$(208,678)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(754,900)	(60,867)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	2,500	(2,500)
Accounts payable and accrued expenses	(7,614)	20,115
Accounts payable - affiliates	(342,631)	264,288

Net cash provided by (used in) operating activities	(561,409)	12,358

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	754,900	60,867

Net cash provided by (used in) investing activities	754,900	60,867

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	193,491	73,225

Cash and cash equivalents, beginning	150,885	77,660

Cash and cash equivalents, ending	$344,376	$150,885

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 22
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 23
	2011	2010
Cash flows from operating activities
Net income (loss)	$610,391	$(218,996)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(688,724)	(38,225)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(10,373)	30,173
Accounts payable - affiliates	(371,006)	250,488

Net cash provided by (used in) operating activities	(459,712)	23,440

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	688,724	38,225

Net cash provided by (used in) investing activities	688,724	38,225

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	229,012	61,665

Cash and cash equivalents, beginning	96,567	34,902

Cash and cash equivalents, ending	$325,579	$96,567

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 23
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 24
	2011	2010
Cash flows from operating activities
Net income (loss)	$(117,314)	$(11,402)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(107,945)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(7,500)	15,000
Accounts payable - affiliates	77,900	124,222

Net cash provided by (used in) operating activities	(46,914)	19,875

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	107,945

Net cash provided by (used in) investing activities	-	107,945

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(46,914)	127,820

Cash and cash equivalents, beginning	247,141	119,321

Cash and cash equivalents, ending	$200,227	$247,141

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 24
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 25
	2011	2010
Cash flows from operating activities
Net income (loss)	$440,077	$(87,110)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(469,513)	(68,662)
Impairment loss	-	62,147
Distributions received from operating limited partnerships	-	-
Amortization	-	11,423
Changes in assets and liabilities
Other assets	-	(1,250)
Accounts payable and accrued expenses	54,408	-
Accounts payable - affiliates	(188,789)	134,550

Net cash provided by (used in) operating activities	(163,817)	51,098

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	469,513	38,836

Net cash provided by (used in) investing activities	469,513	38,836

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	305,696	89,934

Cash and cash equivalents, beginning	256,530	166,596

Cash and cash equivalents, ending	$562,226	$256,530

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 25
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 26
	2011	2010
Cash flows from operating activities
Net income (loss)	$1,140,769	$(1,672,971)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(1,451,966)	724,045
Impairment loss	-	606,124
Distributions received from operating limited partnerships	-	42,403
Amortization	-	34,324
Changes in assets and liabilities
Other assets	-	(5,400)
Accounts payable and accrued expenses	30,000	-
Accounts payable - affiliates	(1,006,313)	217,273

Net cash provided by (used in) operating activities	(1,287,510)	(54,202)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	1,451,966	-

Net cash provided by (used in) investing activities	1,451,966	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	164,456	(54,202)

Cash and cash equivalents, beginning	312,412	366,614

Cash and cash equivalents, ending	$476,868	$312,412

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 26
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 27
	2011	2010
Cash flows from operating activities
Net income (loss)	$(1,035,645)	$(551,574)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	676,060	80,272
Impairment loss	24,309	153,410
Distributions received from operating limited partnerships	100	58,048
Amortization	68,492	68,492
Changes in assets and liabilities
Other assets	-	27,757
Accounts payable and accrued expenses	10,000	-
Accounts payable - affiliates	(1,105,169)	327,526

Net cash provided by (used in) operating activities	(1,361,853)	163,931

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	1,638,582	-

Net cash provided by (used in) investing activities	1,638,582	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	276,729	163,931

Cash and cash equivalents, beginning	273,885	109,954

Cash and cash equivalents, ending	$550,614	$273,885

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 27
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$16,888

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$41,331

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 28
	2011	2010
Cash flows from operating activities
Net income (loss)	$(286,909)	$(923,375)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	455,332
Impairment loss	-	183,235
Distributions received from operating limited partnerships	-	49,621
Amortization	-	-
Changes in assets and liabilities
Other assets	-	(3,550)
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	284,116	309,116

Net cash provided by (used in) operating activities	(2,793)	70,379

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,793)	70,379

Cash and cash equivalents, beginning	262,507	192,128

Cash and cash equivalents, ending	$259,714	$262,507

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 28
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 29
	2011	2010
Cash flows from operating activities
Net income (loss)	$(376,809)	$(877,090)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	24,395	204,007
Impairment loss	-	380,451
Distributions received from operating limited partnerships	-	669
Amortization	28,950	28,948
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	331,404	331,404

Net cash provided by (used in) operating activities	7,940	68,389

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	7,940	68,389

Cash and cash equivalents, beginning	206,375	137,986

Cash and cash equivalents, ending	$214,315	$206,375

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 29
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 30
	2011	2010
Cash flows from operating activities
Net income (loss)	$(161,274)	$(1,486,625)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(83,888)	566,987
Impairment loss	15,589	615,661
Distributions received from operating limited partnerships	-	29,701
Amortization	26,275	104,340
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	10,000	-
Accounts payable - affiliates	183,160	186,169

Net cash provided by (used in) operating activities	(10,138)	16,233

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	151,341	-

Net cash provided by (used in) investing activities	151,341	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	141,203	16,233

Cash and cash equivalents, beginning	280,327	264,094

Cash and cash equivalents, ending	$421,530	$280,327

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 30
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 31
	2011	2010
Cash flows from operating activities
Net income (loss)	$(360,341)	$(984,934)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(156,023)	(197,045)
Impairment loss	166,611	796,383
Distributions received from operating limited partnerships	-	5,441
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	364,152	364,152

Net cash provided by (used in) operating activities	14,399	(16,003)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	14,399	(16,003)

Cash and cash equivalents, beginning	166,800	182,803

Cash and cash equivalents, ending	$181,199	$166,800

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 31
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 32
	2011	2010
Cash flows from operating activities
Net income (loss)	$(380,952)	$(2,935,793)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(186,600)	903,427
Impairment loss	272,560	1,688,725
Distributions received from operating limited partnerships	-	2,984
Amortization	-	131,056
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(110,227)	312,615

Net cash provided by (used in) operating activities	(405,219)	103,014

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	559,998	-

Net cash provided by (used in) investing activities	559,998	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	154,779	103,014

Cash and cash equivalents, beginning	340,581	237,567

Cash and cash equivalents, ending	$495,360	$340,581

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 32
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$125,000

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 33
	2011	2010
Cash flows from operating activities
Net income (loss)	$(241,815)	$(1,844,221)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	52,927	387,789
Impairment loss	37,226	1,267,778
Distributions received from operating limited partnerships	-	7,370
Amortization	-	11,980
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	3,403	-
Accounts payable - affiliates	144,375	173,767

Net cash provided by (used in) operating activities	(3,884)	4,463

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	60,000	-

Net cash provided by (used in) investing activities	60,000	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	56,116	4,463

Cash and cash equivalents, beginning	184,115	179,652

Cash and cash equivalents, ending	$240,231	$184,115

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 33
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$125,000

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 34
	2011	2010
Cash flows from operating activities
Net income (loss)	$(996,746)	$(2,349,137)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	227,070	610,451
Impairment loss	225,080	1,042,951
Distributions received from operating limited partnerships	-	4,182
Amortization	224,375	384,440
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	310,569	308,882

Net cash provided by (used in) operating activities	(9,652)	1,769

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(9,652)	1,769

Cash and cash equivalents, beginning	74,138	72,369

Cash and cash equivalents, ending	$64,486	$74,138

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 34
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-
(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 35
	2011	2010
Cash flows from operating activities
Net income (loss)	$(2,938,167)	$(3,359,953)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	609,403	815,231
Impairment loss	2,017,720	2,237,536
Distributions received from operating limited partnerships	-	15,731
Amortization	72,288	72,288
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	228,360	228,360

Net cash provided by (used in) operating activities	(10,396)	9,193

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(10,396)	9,193

Cash and cash equivalents, beginning	127,244	118,051

Cash and cash equivalents, ending	$116,848	$127,244

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 35
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 36
	2011	2010
Cash flows from operating activities
Net income (loss)	$(1,931,251)	$(2,242,113)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	336,138	492,791
Impairment loss	1,405,263	1,548,176
Distributions received from operating limited partnerships	13,640	38,403
Amortization	-	29,840
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	166,621	174,143

Net cash provided by (used in) operating activities	(9,589)	41,240

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(9,589)	41,240

Cash and cash equivalents, beginning	142,855	101,615

Cash and cash equivalents, ending	$133,266	$142,855

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 36
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 37
	2011	2010
Cash flows from operating activities
Net income (loss)	$(1,886,664)	$(2,780,498)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	228,964	599,344
Impairment loss	1,324,065	1,849,293
Distributions received from operating limited partnerships	47,169	45,997
Amortization	118,248	118,248
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	204,864	204,864

Net cash provided by (used in) operating activities	36,646	37,248

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	36,646	37,248

Cash and cash equivalents, beginning	309,745	272,497

Cash and cash equivalents, ending	$346,391	$309,745

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 37
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 38
	2011	2010
Cash flows from operating activities
Net income (loss)	$(2,942,239)	$(2,712,997)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	564,465	658,134
Impairment loss	2,180,548	1,863,888
Distributions received from operating limited partnerships	45,159	48,286
Amortization	13,960	26,220
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	164,400	64,400

Net cash provided by (used in) operating activities	26,293	(52,069)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	26,293	(52,069)

Cash and cash equivalents, beginning	209,324	261,393

Cash and cash equivalents, ending	$235,617	$209,324

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 38
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 39
	2011	2010
Cash flows from operating activities
Net income (loss)	$(2,757,577)	$(2,291,962)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	890,369	779,953
Impairment loss	1,711,047	1,331,559
Distributions received from operating limited partnerships	12,754	14,953
Amortization	11,116	22,072
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	136,800	86,800

Net cash provided by (used in) operating activities	4,509	(56,625)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,509	(56,625)

Cash and cash equivalents, beginning	183,296	239,921

Cash and cash equivalents, ending	$187,805	$183,296

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 39
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 40
	2011	2010
Cash flows from operating activities
Net income (loss)	$(2,748,973)	$(2,709,589)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	601,594	900,724
Impairment loss	1,870,900	1,565,033
Distributions received from operating limited partnerships	675	2,430
Amortization	53,036	53,036
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(36,733)
Accounts payable - affiliates	211,999	218,094

Net cash provided by (used in) operating activities	(10,769)	(7,005)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(10,769)	(7,005)

Cash and cash equivalents, beginning	120,514	127,519

Cash and cash equivalents, ending	$109,745	$120,514

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 40
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 41
	2011	2010
Cash flows from operating activities
Net income (loss)	$(2,025,799)	$(2,440,525)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	302,783	553,631
Impairment loss	1,300,406	1,370,664
Distributions received from operating limited partnerships	7,259	6,437
Amortization	222,512	282,764
Changes in assets and liabilities
Other assets	834	(835)
Accounts payable and accrued expenses	8,924	-
Accounts payable - affiliates	(60,471)	266,149

Net cash provided by (used in) operating activities	(243,552)	38,285

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	380,726	-

Net cash provided by (used in) investing activities	380,726	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	137,174	38,285

Cash and cash equivalents, beginning	78,660	40,375

Cash and cash equivalents, ending	$215,834	$78,660

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 41
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 42
	2011	2010
Cash flows from operating activities
Net income (loss)	$(2,337,443)	$(2,439,386)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	347,607	342,003
Impairment loss	1,711,651	1,688,303
Distributions received from operating limited partnerships	1,005	609
Amortization	99,384	128,732
Changes in assets and liabilities
Other assets	-	117,628
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	249,780	151,056

Net cash provided by (used in) operating activities	71,984	(11,055)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(109,361)	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	(109,361)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(37,377)	(11,055)

Cash and cash equivalents, beginning	348,800	359,855

Cash and cash equivalents, ending	$311,423	$348,800

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 42
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$270,143	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 43
	2011	2010
Cash flows from operating activities
Net income (loss)	$(3,989,777)	$(3,178,616)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	503,263	514,076
Impairment loss	2,993,098	2,024,801
Distributions received from operating limited partnerships	3,410	20,907
Amortization	247,749	289,737
Changes in assets and liabilities
Other assets	(85,806)	117,628
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	306,780	281,780

Net cash provided by (used in) operating activities	(21,283)	70,313

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(21,283)	70,313

Cash and cash equivalents, beginning	256,265	185,952

Cash and cash equivalents, ending	$234,982	$256,265

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 43
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$186,626	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 44
	2011	2010
Cash flows from operating activities
Net income (loss)	$(3,202,227)	$(3,226,501)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,281,159	1,444,199
Impairment loss	1,396,160	1,198,091
Distributions received from operating limited partnerships	5,728	4,129
Amortization	283,982	294,134
Changes in assets and liabilities
Other assets	(104,834)	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	284,701	84,701

Net cash provided by (used in) operating activities	(55,331)	(201,247)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(139,317)	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	(139,317)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(194,648)	(201,247)

Cash and cash equivalents, beginning	590,586	791,833

Cash and cash equivalents, ending	$395,938	$590,586

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 44
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$196,604	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 45
	2011	2010
Cash flows from operating activities
Net income (loss)	$(4,306,886)	$(4,185,948)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,187,195	1,379,202
Impairment loss	2,445,786	2,117,133
Distributions received from operating limited partnerships	22,953	51,029
Amortization	273,092	288,104
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	266,564	16,564

Net cash provided by (used in) operating activities	(111,296)	(333,916)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(111,296)	(333,916)

Cash and cash equivalents, beginning	537,189	871,105

Cash and cash equivalents, ending	$425,893	$537,189

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

Series 45
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 46
	2011	2010
Cash flows from operating activities
Net income (loss)	$(3,098,043)	$(3,303,319)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	859,459	861,685
Impairment loss	1,940,109	2,084,333
Distributions received from operating limited partnerships	22,385	15,289
Amortization	42,896	79,928
Changes in assets and liabilities
Other assets	18,818	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	249,528	49,528

Net cash provided by (used in) operating activities	35,152	(212,556)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(11,223)	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	(11,223)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	23,929	(212,556)

Cash and cash equivalents, beginning	267,639	480,195

Cash and cash equivalents, ending	$291,568	$267,639

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 46
	2011	2010
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$8,915	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$18,818	$-

See notes to financial statements

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2011 and 2010

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2011 and 2010 are as follows:

	Issued		Outstanding
	2011	2010	2011	2010

Series 20	3,866,700	3,866,700	3,866,700	3,866,700
Series 21	1,892,700	1,892,700	1,890,700	1,892,700
Series 22	2,564,400	2,564,400	2,564,400	2,564,400
Series 23	3,336,727	3,336,727	3,336,727	3,336,727
Series 24	2,169,878	2,169,878	2,169,878	2,169,878
Series 25	3,026,109	3,026,109	3,026,109	3,026,109
Series 26	3,995,900	3,995,900	3,995,900	3,995,900
Series 27	2,460,700	2,460,700	2,460,700	2,460,700
Series 28	4,000,738	4,000,738	4,000,738	4,000,738
Series 29	3,991,800	3,991,800	3,991,800	3,991,800
Series 30	2,651,000	2,651,000	2,651,000	2,651,000
Series 31	4,417,857	4,417,857	4,417,857	4,417,857
Series 32	4,754,198	4,754,198	4,754,198	4,754,198
Series 33	2,636,533	2,636,533	2,636,533	2,636,533
Series 34	3,529,319	3,529,319	3,529,319	3,529,319
Series 35	3,300,463	3,300,463	3,300,463	3,300,463
Series 36	2,106,837	2,106,837	2,106,837	2,106,837
Series 37	2,512,500	2,512,500	2,512,500	2,512,500
Series 38	2,543,100	2,543,100	2,543,100	2,543,100
Series 39	2,292,152	2,292,152	2,292,152	2,292,152
Series 40	2,630,256	2,630,256	2,630,256	2,630,256
Series 41	2,891,626	2,891,626	2,891,626	2,891,626
Series 42	2,744,262	2,744,262	2,744,262	2,744,262
Series 43	3,637,987	3,637,987	3,637,987	3,637,987
Series 44	2,701,973	2,701,973	2,701,973	2,701,973
Series 45	4,014,367	4,014,367	4,014,367	4,014,367
Series 46	2,980,998	2,980,998	2,980,998	2,980,998

	83,651,080	83,651,080	83,649,080	83,651,080

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

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

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables.  Accordingly, the Fund recorded a valuation allowance of $341,487 and $224,814 as of March 31, 2011 and 2010, respectively.

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the future net undiscounted cash flows expected to be generated by the operating limited partnerships including the low-income housing tax credits and the residual value upon sale or disposition of the equity interest in the operating limited partnerships. If the investment is considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount of the investment exceeds the fair value of such investment. The Fund also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships.  Impairment losses have been recognized for the years ended March 31, 2011 and  2010 of  $23,038,128 and  $27,675,675, respectively.

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

March 31, 2011 and 2010

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

In accordance with the accounting guidance for the consolidation of variable interest entities, the Fund determines when it should include the assets, liabilities, and activities of a variable interest entity (VIE) in its financial statements, and when it should disclose information about its relationship with a VIE. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it has (1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. If multiple unrelated parties share such power, as defined, no party is required to consolidate the VIE.

The Fund determines whether an entity is a VIE and whether it is the primary beneficiary at the date of initial involvement with the entity. The Fund reassesses whether it is the primary beneficiary of a VIE on an ongoing basis based on changes in facts and circumstances. In determining whether it is the primary beneficiary, the partnership considers the purpose and activities of the VIE, including the variability and related risks the VIE incurs and transfers to other entities and their related parties. These factors are considered in determining whether the Fund has the power to direct activities of the VIE that most significantly impact the VIE’s economic performance and whether the Fund also has the obligation to absorb losses of or receive benefits from the VIE that could be potentially significant to the VIE. If the Fund determines that it is the primary beneficiary of the VIE, the VIE is consolidated within the partnership’s financial statements.

Based on this guidance, the operating limited partnerships in which the Fund invests meet the definition of a VIE. However, management does not consolidate the Fund’s interests in these VIEs under this guidance, as it is not considered to be the primary beneficiary. The Fund currently records the amount of its investment in these operating limited partnerships as an asset on its balance sheets, recognizes its share of the operating limited partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in its financial statements. The Fund’s balance in investment in operating limited partnerships, advances to operating limited partnerships, plus the risk of recapture of tax credits previously recognized on these investments, represents its maximum exposure to loss. The Fund’s exposure to loss on these operating limited partnerships is mitigated by the condition and financial performance of the underlying properties as well as the strength of the operating limited partnerships' general partners and their guarantee against credit recapture.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Capitalized Expenses

Costs incurred with borrowing funds to make capital contributions to operating limited partnerships and certain other costs are capitalized and included in investment in operating limited partnerships.  The costs were being amortized on the straight-line method over 27.5 years.  As of March 31, 2011 and 2010, an impairment loss of $13,288 and $5,090, respectively, was recorded and the lives of the remaining capitalized interest were reassessed.

Accumulated amortization for capitalized interest as of March 31, 2011 and 2010, as well as the March 31, 2011 and 2010 impairments and the remaining lives are as follows:

	Accumulated Amortization	Accumulated Amortization	Capitalized Interest Impairment	Capitalized Interest Impairment	Remaining Life of Capitalized Interest
	2011	2010	2011	2010	Years
Series 20	$-	$-	$-	$-	-
Series 21	-	-	-	-	-
Series 22	-	-	-	-	-
Series 23	-	-	-	-	-
Series 24	-	-	-	-	-
Series 25	-	-	-	-	-
Series 26	-	-	-	-	-
Series 27	13,281	10,181	6,193	-	-
Series 28	-	-	-	-	-
Series 29	-	-	-	-	-
Series 30	-	-	-	-	-
Series 31	-	-	-	-	-
Series 32	-	-	-	-	-
Series 33	-	-	-	-	-
Series 34	-	-	-	5,090	-
Series 35	-	-	-	-	-
Series 36	-	-	-	-	-
Series 37	-	-	-	-	-
Series 38	-	-	-	-	-
Series 39	-	-	-	-	-
Series 40	-	-	-	-	-
Series 41	-	-	-	-	-
Series 42	-	-	-	-	-
Series 43	-	-	-	-	-
Series 44	3,618	2,436	7,095	-	-
Series 45	-	-	-	-	-
Series 46	-	-	-	-	-
	$16,899	$12,617	$13,288	$5,090

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Acquisition Costs

Acquisition costs were amortized on the straight-line method over 27.5 years.  As of March 31, 2011 and 2010, an impairment loss of $1,764,564 and $1,810,230, respectively, was recorded and the lives of the remaining acquisition costs were reassessed.

Accumulated amortization as of March 31, 2011 and 2010, as well as the March 31, 2011 and 2010 impairments and the remaining lives are as follows:

	Accumulated Amortization	Accumulated Amortization	Acquisition Costs Impairment	Acquisition Costs Impairment	Remaining Life Acquistion Costs
	2011	2010	2011	2010	Years
Series 20	$-	$-	-	-	-
Series 21	-	-	-	-	-
Series 22	-	-	-	-	-
Series 23	-	-	-	-	-
Series 24	-	-	-	-	-
Series 25	-	11,423	-	22,855	-
Series 26	-	34,324	-	34,322	-
Series 27	130,784	65,392	-	-	2
Series 28	-	-	-	-	-
Series 29	57,900	28,950	-	-	-
Series 30	26,275	104,340	-	78,065	-
Series 31	-	-	-	-	-
Series 32	-	131,056	-	262,118	-
Series 33	-	11,980	-	23,960	-
Series 34	224,375	379,347	-	154,970	-
Series 35	144,576	72,288	144,573	-	-
Series 36	-	29,840	-	59,676	-
Series 37	236,496	118,248	236,496	-	-
Series 38	13,960	26,220	27,916	36,781	-
Series 39	11,116	22,072	22,232	32,860	-
Series 40	106,072	53,036	106,069	-	-
Series 41	222,512	282,764	209,087	240,999	3
Series 42	99,384	128,732	166,004	205,435	6
Series 43	229,852	271,840	785,633	293,908	6
Series 44	565,599	282,799	-	-	6
Series 45	273,092	288,104	-	105,080	6
Series 46	42,896	79,928	66,554	259,201	6
	$2,384,889	$2,422,683	$1,764,564	$1,810,230

The annual amortization for deferred acquisition costs for the years 2012, 2013, 2014, 2015 and 2016 are estimated to be $976,537, $976,537, $911,145, $758,328, and $758,328 respectively.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED
March 31, 2011 and 2010

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns.  The funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure.

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

March 31, 2011 and 2010

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Loss Per Beneficial Assignee Certificate Unit

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period.  The weighted average number of units in each series at March 31, 2011 and 2010 are as follows:

	2011	2010

Series 20	3,866,700	3,866,700
Series 21	1,890,700	1,892,700
Series 22	2,564,400	2,564,400
Series 23	3,336,727	3,336,727
Series 24	2,169,878	2,169,878
Series 25	3,026,109	3,026,109
Series 26	3,995,900	3,995,900
Series 27	2,460,700	2,460,700
Series 28	4,000,738	4,000,738
Series 29	3,991,800	3,991,800
Series 30	2,651,000	2,651,000
Series 31	4,417,857	4,417,857
Series 32	4,754,198	4,754,198
Series 33	2,636,533	2,636,533
Series 34	3,529,319	3,529,319
Series 35	3,300,463	3,300,463
Series 36	2,106,837	2,106,837
Series 37	2,512,500	2,512,500
Series 38	2,543,100	2,543,100
Series 39	2,292,152	2,292,152
Series 40	2,630,256	2,630,256
Series 41	2,891,626	2,891,626
Series 42	2,744,262	2,744,262
Series 43	3,637,987	3,637,987
Series 44	2,701,973	2,701,973
Series 45	4,014,367	4,014,367
Series 46	2,980,998	2,980,998

	83,649,080	83,651,080

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

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

March 31, 2011 and 2010

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements - continued

In June 2009, the FASB issued an amendment to the accounting and disclosure requirements for the consolidation of VIEs. The amended guidance modifies the consolidation model to one based on control and economics, and replaces the current quantitative primary beneficiary analysis with a qualitative analysis. The primary beneficiary of a VIE is the entity that has (1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. If multiple unrelated parties share such power, as defined, no party will be required to consolidate the VIE.  Further, the amended guidance requires continual reconsideration of the primary beneficiary of a VIE and adds an additional reconsideration event for determination of whether an entity is a VIE. Additionally, the amendment requires enhanced and expanded disclosures around VIEs. This amendment is effective for fiscal years beginning after November 15, 2009. The adoption of this guidance on April 1, 2010 did not have a material effect on the Fund’s financial statements.

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2011 and 2010, the Fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Holdings Limited Partnership (BCHLP), Boston Capital Services, Inc. (BCS) and Boston Capital Asset Management Limited Partnership (BCAM) as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5 percent of the aggregate cost of all apartment complexes acquired by the operating limited partnerships.  The aggregate cost is comprised of the capital contributions made by each Series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level.  The annual fund fees charged to operations during the years ended March 31, 2011 and 2010, are as follows:

	2011	2010

Series 20	$227,914	$337,024
Series 21	119,765	141,133
Series 22	205,723	249,803
Series 23	177,348	235,714
Series 24	177,900	199,222
Series 25	211,211	234,550
Series 26	393,687	417,273
Series 27	294,831	315,204
Series 28	334,116	334,116
Series 29	331,404	331,404
Series 30	183,160	186,169
Series 31	364,152	364,152
Series 32	289,773	312,615
Series 33	138,265	159,745
Series 34	293,196	293,196
Series 35	228,360	228,360
Series 36	160,599	160,599
Series 37	204,864	204,864
Series 38	164,400	164,400
Series 39	136,800	136,800
Series 40	200,017	200,017
Series 41	239,529	246,830
Series 42	249,780	251,056
Series 43	306,780	306,780
Series 44	284,701	284,701
Series 45	366,564	366,564
Series 46	249,528	249,528

	$6,534,367	$6,911,819

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The Fund incurred a fund management fee to Boston Capital Asset Management Limited Partnership in an amount equal to .5 percent of the aggregate cost of the apartment complexes owned by the operating limited partnerships, less the amount of various asset management and reporting fees paid by the operating limited partnerships.  The reporting fees paid by the operating limited partnerships to the Partnership for the years ended March 31, 2011 and 2010, are as follows:

	2011	2010

Series 20	$63,134	$75,503
Series 21	123,353	64,846
Series 22	22,741	18,136
Series 23	35,720	26,439
Series 24	15,606	68,404
Series 25	52,995	77,866
Series 26	119,324	118,642
Series 27	52,791	139,570
Series 28	64,927	76,484
Series 29	47,928	106,812
Series 30	15,440	28,927
Series 31	62,952	38,168
Series 32	35,787	112,529
Series 33	20,389	20,195
Series 34	14,154	22,454
Series 35	25,344	36,303
Series 36	7,234	25,250
Series 37	20,500	26,818
Series 38	18,535	41,136
Series 39	25,335	17,135
Series 40	20,738	19,771
Series 41	55,497	39,058
Series 42	118,874	25,452
Series 43	119,572	17,094
Series 44	17,028	36,350
Series 45	25,153	37,944
Series 46	35,980	22,343

	$1,237,031	$1,339,629

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fund management fees paid for the years ended March 31, 2011  and 2010, are as follows:

	2011	2010

Series 20	$965,000	$50,000
Series 21	50,000	600,000
Series 22	550,000	-
Series 23	550,000	-
Series 24	100,000	75,000
Series 25	400,000	100,000
Series 26	1,400,000	200,000
Series 27	1,400,000	-
Series 28	50,000	25,000
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	400,000	-
Series 33	-	-
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	100,000
Series 39	-	50,000
Series 40	-	-
Series 41	300,000	-
Series 42	-	100,000
Series 43	-	25,000
Series 44	-	200,000
Series 45	100,000	350,000
Series 46	-	200,000

	$6,265,000	$2,075,000

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

An affiliate of the general partner of the Fund has advanced funds to pay some operating expenses of the fund, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable to affiliates. The total advances as of March 31, 2011 and 2010, are as follows:

	2011	2010

Series 20	$-	$-
Series 21	108,007	108,007
Series 22	53,627	51,981
Series 23	64,156	62,510
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	54,128	54,128
Series 28	-	-
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	-	-
Series 33	54,660	48,550
Series 34	80,287	62,914
Series 35	-	-
Series 36	129,612	123,590
Series 37	-	-
Series 38	69,191	69,191
Series 39	220,455	220,455
Series 40	337,528	325,546
Series 41	359,757	359,757
Series 42	221,615	221,615
Series 43	51,482	51,482
Series 44	-	-
Series 45	-	-
Series 46	-	-

	$1,804,505	$1,759,726

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the fund's interests in operating limited partnerships.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

During the years ended March 31, 2011 and 2010, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or  Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2011	2010

Series 20	$16,960	$15,913
Series 21	12,885	11,268
Series 22	14,530	14,465
Series 23	15,050	14,784
Series 24	14,599	12,891
Series 25	15,625	13,857
Series 26	18,926	18,120
Series 27	13,004	12,332
Series 28	17,496	17,801
Series 29	17,166	17,513
Series 30	14,588	15,033
Series 31	17,688	18,012
Series 32	17,384	17,445
Series 33	15,619	14,032
Series 34	17,373	15,696
Series 35	16,823	15,180
Series 36	15,187	13,554
Series 37	15,014	17,244
Series 38	15,539	17,761
Series 39	14,940	17,127
Series 40	16,386	18,247
Series 41	17,657	19,773
Series 42	18,561	20,734
Series 43	18,996	21,667
Series 44	16,069	19,394
Series 45	21,100	23,251
Series 46	17,822	19,330

	$442,987	$452,424

Accounts payable - affiliates at March 31, 2011 and 2010 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2011 and 2010, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes.  The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2011 and 2010 by series are as follows:

	2011	2010

Series 20	17	21
Series 21	9	10
Series 22	22	25
Series 23	16	20
Series 24	20	20
Series 25	16	20
Series 26	40	43
Series 27	15	16
Series 28	26	26
Series 29	21	21
Series 30	17	18
Series 31	26	26
Series 32	15	16
Series 33	9	10
Series 34	14	14
Series 35	11	11
Series 36	11	11
Series 37	7	7
Series 38	10	10
Series 39	9	9
Series 40	16	16
Series 41	20	21
Series 42	22	22
Series 43	23	23
Series 44	10	10
Series 45	30	30
Series 46	15	15

	467	491

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2011 the Fund disposed of twenty four Operating Partnerships. Gain (loss) on disposition is included in share of income (losses) from operating limited partnerships.  A summary of the dispositions by Series for March 31, 2011 is as follows.

		Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition	Gain/(Loss) on Disposition

	Series 20	4	-	$921,489	$921,489
	Series 21	-	1	25,729	25,729
	Series 22	3	-	754,900	754,900
	Series 23	4	-	688,724	688,724
	Series 25	3	1	469,513	469,513
	Series 26	3	-	1,451,966	1,451,966
	Series 27	1	-	1,638,582	(682,853)
	Series 30	1	-	151,341	151,341
*	Series 32	1	-	559,998	559,998
	Series 33	1	-	60,000	60,000
	Series 41	1	-	380,726	380,726
	Total	22	2	$7,102,968	$4,781,533

* Series 32 sold its membership interests in Bradley Phase I of Massachusetts LLC, Bradley Phase II of Massachusetts LLC, Byam Village of Massachusetts LLC, Hanover Towers of Massachusetts LLC, Harbor Towers of Massachusetts LLC and Maple Hill of Massachusetts LLC.

During the year ended March 31, 2010 the Fund disposed of nineteen Operating Partnerships. Gain (loss) on disposition is included in share of income (losses) from operating limited partnerships.  A summary of the dispositions by Series for March 31, 2010 is as follows.

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition	Gain/(Loss) on Disposition

Series 20	1	-	$10,168	$10,168
Series 21	3	-	732,319	634,441
Series 22	4	-	60,867	60,867
Series 23	2	-	38,225	38,225
Series 24	4	-	107,945	107,945
Series 25	2	-	38,836	38,836
Series 26	2	-	-	-
Series 42	1	-	-	-
Total	19	-	$988,360	$890,482

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the Fund’s investment in each operating limited partnership, the Fund is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations.  At March 31, 2011 and 2010, contributions are payable to operating limited partnerships as follows:

	2011	2010

Series 20	$-	$-
Series 21	-	-
Series 22	9,352	9,352
Series 23	-	-
Series 24	9,999	9,999
Series 25	10,001	10,001
Series 26	14,490	14,490
Series 27	22,861	22,861
Series 28	40,968	40,968
Series 29	10,197	10,197
Series 30	127,396	127,396
Series 31	66,294	66,294
Series 32	173,561	173,561
Series 33	69,154	69,154
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	138,438	138,438
Series 38	-	-
Series 39	-	-
Series 40	102	102
Series 41	100	100
Series 42	73,433	452,937
Series 43	121,112	307,738
Series 44	254,640	590,561
Series 45	16,724	16,724
Series 46	-	20,138

	$1,158,822	$2,081,011

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2011 is summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$535,997,243	$13,968,992	$5,810,495

Acquisition costs of operating limited partnerships	38,607,209	1,867,122	926,155

Cumulative distributions from operating limited partnerships	(3,157,011)	(39,171)	(23,970)

Cumulative impairment loss in investments in operating limited partnerships	(227,774,198)	(4,628,785)	(558,938)

Cumulative losses from operating limited partnerships	(296,442,027)	(11,168,158)	(6,153,742)

Investments in operating limited partnerships per balance sheet	47,231,216	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see note A).	(3,314,827)	-	-

The Fund has recorded acquisition costs at March 31, 2011 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(4,745,848)	(58,253)	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	1,934,902	159,224	351,701

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(69,799,719)	(4,390,990)	(3,194,073)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	1,647,827	93,268	14,958

Cumulative impairment loss in investments in operating limited partnerships	227,774,198	4,628,785	558,938

Other	(2,621,766)	(41,573)	(46,953)

Equity per operating limited partnerships’ combined financial statements	$198,105,983	$390,461	$(2,315,429)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2011 is summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$14,885,856	$17,217,528	$12,091,171

Acquisition costs of operating limited partnerships	2,052,168	2,539,187	1,686,157

Cumulative distributions from operating limited partnerships	(72,218)	(25,544)	(116,661)

Cumulative impairment loss in investments in operating limited partnerships	(5,199,302)	(9,088,660)	(4,342,280)

Cumulative losses from operating limited partnerships	(11,666,504)	(10,642,511)	(9,318,387)

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 22	Series 23	Series 24

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see note A).	(481,359)	(11,581)	(30,158)

The Fund has recorded acquisition costs at March 31, 2011 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(258,235)	(62,597)	(406,662)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	192,813	148,731	81,405

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(5,943,983)	(3,329,750)	(3,647,829)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	107,392	34,901	61,209

Cumulative impairment loss in investments in operating limited partnerships	5,199,302	9,088,660	4,342,280

Other	(246,993)	(69,436)	52,967

Equity per operating limited partnerships’ combined financial statements	$(1,431,063)	$5,798,928	$453,212

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2011 is summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$13,833,721	$24,396,440	$14,004,581

Acquisition costs of operating limited partnerships	2,018,536	3,440,871	2,051,185

Cumulative distributions from operating limited partnerships	(235,378)	(178,995)	(60,579)

Cumulative impairment loss in investments in operating limited partnerships	(7,580,319)	(11,189,730)	(6,874,310)

Cumulative losses from operating limited partnerships	(8,036,560)	(16,468,586)	(9,120,877)

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 25	Series 26	Series 27

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see note A).	(68,619)	(70,670)	(286,388)

The Fund has recorded acquisition costs at March 31, 2011 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(195,666)	(73,143)	(369,748)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	93,998	120,610	266,164

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(5,523,117)	(5,096,582)	(1,850,649)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	23,152	187,072	41,321

Cumulative impairment loss in investments in operating limited partnerships	7,580,319	11,189,730	6,874,310

Other	(449,038)	(268,291)	(115,513)

Equity per operating limited partnerships’ combined financial statements	$1,461,029	$5,988,726	$4,559,497

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2011 is summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$28,566,056	$28,419,361	$14,875,401

Acquisition costs of operating limited partnerships	4,191,674	4,100,111	1,579,476

Cumulative distributions from operating limited partnerships	(578,942)	(26,816)	(53,204)

Cumulative impairment loss in investments in operating limited partnerships	(17,807,948)	(10,917,337)	(6,586,053)

Cumulative losses from operating limited partnerships	(14,370,840)	(21,575,319)	(9,815,620)

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see note A).	(289,605)	(158,645)	(135,225)

The Fund has recorded acquisition costs at March 31, 2011 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(596,128)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	129,668	265,241	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,211,713)	(5,003,158)	(3,614,190)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,284	7,039	7,712

Cumulative impairment loss in investments in operating limited partnerships	17,807,948	10,917,337	6,586,053

Other	(254,372)	(84,208)	9,630

Equity per operating limited partnerships’ combined financial statements	$14,633,157	$5,347,478	$2,618,279

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2011 is summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$29,153,095	$29,700,384	$16,201,012

Acquisition costs of operating limited partnerships	4,199,795	3,834,299	1,554,163

Cumulative distributions from operating limited partnerships	(66,005)	(101,211)	(30,285)

Cumulative impairment loss in investments in operating limited partnerships	(15,337,400)	(14,747,021)	(10,148,264)

Cumulative losses from operating limited partnerships	(17,917,709)	(18,633,657)	(7,576,626)

Investments in operating limited partnerships per balance sheet	31,776	52,794	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 31	Series 32	Series 33

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see note A).	(67,462)	(292,046)	(179,468)

The Fund has recorded acquisition costs at March 31, 2011 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,284,335)	(167,193)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	125,347	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,506,357)	(2,827,815)	(846,730)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	43,473	38,357	9,684

Cumulative impairment loss in investments in operating limited partnerships	15,337,400	14,747,021	10,148,264

Other	(324,850)	371,828	(14,426)

Equity per operating limited partnerships’ combined financial statements	$10,561,727	$10,805,804	$8,950,131

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2011 is summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$25,641,952	$23,763,922	$15,262,574

Acquisition costs of operating limited partnerships	2,566,310	-	-

Cumulative distributions from operating limited partnerships	(26,077)	(30,262)	(112,542)

Cumulative impairment loss in investments in operating limited partnerships	(11,515,855)	(12,335,090)	(7,631,014)

Cumulative losses from operating limited partnerships	(16,666,330)	(11,305,079)	(7,461,312)

Investments in operating limited partnerships per balance sheet	-	93,491	57,706

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see note A).	(38,698)	-	(14,791)

The Fund has recorded acquisition costs at March 31, 2011 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(6,024,334)	(1,402,962)	(2,991,705)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	6,464	78,017	1,370

Cumulative impairment loss in investments in operating limited partnerships	11,515,855	12,335,090	7,631,014

Other	(156,910)	(20,063)	(37,618)

Equity per operating limited partnerships’ combined financial statements	$5,006,843	$11,083,573	$4,645,976

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2011 is summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$18,424,489	$18,852,167	$16,699,847

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(198,866)	(455,853)	(201,869)

Cumulative impairment loss in investments in operating limited partnerships	(8,573,117)	(9,674,189)	(6,518,542)

Cumulative losses from operating limited partnerships	(9,616,027)	(7,722,602)	(8,601,270)

Investments in operating limited partnerships per balance sheet	36,479	999,523	1,378,166

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see note A).	(155,365)	-	-

The Fund has recorded acquisition costs at March 31, 2011 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,790,131)	(26,361)	(24,870)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	303,810	59,461	279,219

Cumulative impairment loss in investments in operating limited partnerships	8,573,117	9,674,189	6,518,542

Other	74,240	(206,103)	(73,018)

Equity per operating limited partnerships’ combined financial statements	$7,042,150	$10,500,709	$8,078,039

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2011 is summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$19,336,992	$17,340,487	$19,777,849

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(50,444)	(40,800)	(26,241)

Cumulative impairment loss in investments in operating limited partnerships	(8,603,775)	(5,210,063)	(7,344,121)

Cumulative losses from operating limited partnerships	(8,191,698)	(9,278,040)	(8,666,686)

Investments in operating limited partnerships per balance sheet	2,491,075	2,811,584	3,740,801

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see note A).	(25,172)	(33,807)	(439,845)

The Fund has recorded acquisition costs at March 31, 2011 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(97,664)	(688,361)	(822,137)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	78,811	1,049	20,012

Cumulative impairment loss in investments in operating limited partnerships	8,603,775	5,210,063	7,344,121

Other	(171,528)	(231,438)	(82,015)

Equity per operating limited partnerships’ combined financial statements	$10,879,297	$7,069,090	$9,760,937

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2011 is summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$26,617,048	$19,383,213	$29,449,544

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(165,487)	(32,647)	(164,606)

Cumulative impairment loss in investments in operating limited partnerships	(7,522,774)	(5,000,278)	(7,418,185)

Cumulative losses from operating limited partnerships	(12,315,639)	(9,145,185)	(9,779,983)

Investments in operating limited partnerships per balance sheet	6,613,148	5,205,103	12,086,770

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see note A).	(143,165)	(255,844)	(129,725)

The Fund has recorded acquisition costs at March 31, 2011 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,578,414)	(2,154,981)	(210,863)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	454	28,744

Cumulative impairment loss in investments in operating limited partnerships	7,522,774	5,000,278	7,418,185

Other	(71,078)	(125,328)	(36,689)

Equity per operating limited partnerships’ combined financial statements	$12,343,265	$7,669,682	$19,156,422

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2011 is summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$22,323,066

Acquisition costs of operating limited partnerships	-

Cumulative distributions from operating limited partnerships	(42,338)

Cumulative impairment loss in investments in operating limited partnerships	(5,420,848)

Cumulative losses from operating limited partnerships	(5,227,080)

Investments in operating limited partnerships per balance sheet	11,632,800

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see note A).	(7,189)

The Fund has recorded acquisition costs at March 31, 2011 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	4,594

Cumulative impairment loss in investments in operating limited partnerships	5,420,848

Other	(2,990)

Equity per operating limited partnerships’ combined financial statements	$17,048,063

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$565,679,591	$24,497,592	$6,707,965

Acquisition costs of operating limited partnerships	42,532,363	3,519,231	1,061,185

Cumulative distributions from operating limited partnerships	(7,526,592)	(3,612,833)	(25,500)

Cumulative impairment loss in investments in operating limited partnerships	(226,406,734)	(5,812,210)	(709,601)

Cumulative losses from operating limited partnerships	(294,675,300)	(18,591,780)	(7,034,049)

Investments in operating limited partnerships per balance sheet	79,603,328	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(3,952,220)	-	(236,474)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(5,842,119)	(444,246)	(110,624)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	2,077,480	268,202	399,312

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(50,576,578)	(4,276,869)	(3,920,551)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	1,904,491	248,984	69,368

Cumulative impairment loss in investments in operating limited partnerships	226,406,734	5,812,210	709,601

Other	(3,995,313)	(219,097)	(22,747)

Equity per operating limited partnerships’ combined financial statements	$245,625,803	$1,389,184	$(3,112,115)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$17,039,728	$21,740,288	$12,091,171

Acquisition costs of operating limited partnerships	2,363,062	3,206,851	1,686,157

Cumulative distributions from operating limited partnerships	(90,218)	(54,013)	(116,661)

Cumulative impairment loss in investments in operating limited partnerships	(6,519,050)	(11,704,924)	(4,336,246)

Cumulative losses from operating limited partnerships	(12,793,522)	(13,188,202)	(9,324,421)

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$16,634,468	$26,620,282	$16,909,156

Acquisition costs of operating limited partnerships	2,235,209	3,760,739	2,467,629

Cumulative distributions from operating limited partnerships	(253,269)	(498,297)	(127,103)

Cumulative impairment loss in investments in operating limited partnerships	(9,276,439)	(17,408,272)	(10,747,592)

Cumulative losses from operating limited partnerships	(9,339,969)	(12,474,452)	(6,159,939)

Investments in operating limited partnerships per balance sheet	-	-	2,342,151

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$28,566,056	$28,419,361	$15,301,412

Acquisition costs of operating limited partnerships	4,191,674	4,100,111	1,640,751

Cumulative distributions from operating limited partnerships	(578,942)	(26,816)	(199,590)

Cumulative impairment loss in investments in operating limited partnerships	(17,737,386)	(10,917,337)	(8,061,818)

Cumulative losses from operating limited partnerships	(14,441,402)	(21,550,924)	(8,597,713)

Investments in operating limited partnerships per balance sheet	-	24,395	83,042

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(289,605)	(158,645)	(135,225)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(596,128)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	129,668	265,241	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,078,508)	(3,360,666)	(1,007,974)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,284	7,039	7,712

Cumulative impairment loss in investments in operating limited partnerships	17,737,386	10,917,337	8,061,818

Other	(219,184)	(76,338)	(24,286)

Equity per operating limited partnerships’ combined financial statements	$15,730,988	$7,022,235	$6,749,386

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 31	Series 32	Series 33

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(138,370)	(334,023)	(179,468)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,284,335)	(167,193)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	125,347	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,850,713)	(1,616,565)	(382,388)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	43,473	42,262	9,684

Cumulative impairment loss in investments in operating limited partnerships	15,170,789	15,384,682	10,291,840

Other	(329,880)	(451,776)	(8,382)

Equity per operating limited partnerships’ combined financial statements	$11,985,410	$12,438,997	$9,714,246

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$25,641,952	$23,763,922	$15,262,574

Acquisition costs of operating limited partnerships	2,566,310	-	-

Cumulative distributions from operating limited partnerships	(26,077)	(30,262)	(98,902)

Cumulative impairment loss in investments in operating limited partnerships	(11,262,189)	(10,461,943)	(6,225,751)

Cumulative losses from operating limited partnerships	(16,467,846)	(10,695,676)	(7,125,174)

Investments in operating limited partnerships per balance sheet	452,150	2,576,041	1,812,747

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(38,698)	-	(14,791)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,522,530)	(981,337)	(2,329,999)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	6,464	78,017	1,370

Cumulative impairment loss in investments in operating limited partnerships	11,262,189	10,461,943	6,225,751

Other	(136,659)	(12,663)	(30,540)

Equity per operating limited partnerships’ combined financial statements	$9,727,382	$12,122,001	$5,664,538

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$18,513,938	$18,852,167	$16,699,847

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(151,697)	(410,694)	(189,115)

Cumulative impairment loss in investments in operating limited partnerships	(7,574,998)	(7,521,557)	(4,829,727)

Cumulative losses from operating limited partnerships	(9,387,062)	(7,158,137)	(7,710,901)

Investments in operating limited partnerships per balance sheet	1,400,181	3,761,779	3,970,104

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(155,365)	-	-

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(716,948)	-	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	303,810	59,461	279,219

Cumulative impairment loss in investments in operating limited partnerships	7,574,998	7,521,557	4,829,727

Other	(8,883)	(181,817)	(78,758)

Equity per operating limited partnerships’ combined financial statements	$8,397,793	$11,160,980	$9,000,292

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$19,336,992	$18,074,603	$19,777,849

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(49,769)	(403,265)	(25,236)

Cumulative impairment loss in investments in operating limited partnerships	(6,838,944)	(4,120,934)	(5,798,474)

Cumulative losses from operating limited partnerships	(7,590,104)	(8,956,733)	(8,319,079)

Investments in operating limited partnerships per balance sheet	4,858,175	4,593,671	5,635,060

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(25,172)	(33,807)	(480,654)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(12,174)	(600,595)	(779,836)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	78,811	1,049	47,033

Cumulative impairment loss in investments in operating limited partnerships	6,838,944	4,120,934	5,798,474

Other	(200,695)	(306,871)	(45,584)

Equity per operating limited partnerships’ combined financial statements	$11,537,889	$7,774,381	$10,174,493

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$26,773,646	$19,487,253	$29,449,544

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(162,077)	(26,919)	(141,653)

Cumulative impairment loss in investments in operating limited partnerships	(5,563,126)	(3,611,213)	(4,972,399)

Cumulative losses from operating limited partnerships	(11,789,014)	(8,064,623)	(8,592,788)

Investments in operating limited partnerships per balance sheet	9,259,429	7,784,498	15,742,704

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(223,508)	(373,551)	(129,725)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,287,962)	(1,360,885)	(164,746)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	(21,155)	28,744

Cumulative impairment loss in investments in operating limited partnerships	5,563,126	3,611,213	4,972,399

Other	(280,840)	(325,819)	(14,031)

Equity per operating limited partnerships’ combined financial statements	$13,030,245	$9,314,301	$20,435,345

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 is summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$22,361,027

Acquisition costs of operating limited partnerships	-

Cumulative distributions from operating limited partnerships	(30,183)

Cumulative impairment loss in investments in operating limited partnerships	(3,547,293)

Cumulative losses from operating limited partnerships	(4,367,619)

Investments in operating limited partnerships per balance sheet	14,415,932

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(18,052)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	4,594

Cumulative impairment loss in investments in operating limited partnerships	3,547,293

Other	(45,032)

Equity per operating limited partnerships’ combined financial statements	$17,904,735

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,185,687,649	$25,124,099	$12,573,978
Land	107,878,238	2,301,401	1,564,465
Other assets	125,763,940	3,939,342	1,339,339

	$1,419,329,827	$31,364,842	$15,477,782

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$973,660,765	$27,391,263	$13,743,168
Accounts payable and accrued expenses	50,030,427	3,296,298	368,966
Other liabilities	156,608,277	2,414,689	4,895,151

	1,180,299,469	33,102,250	19,007,285
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	198,105,983	390,461	(2,315,429)
Other partners	40,924,375	(2,127,869)	(1,214,074)

	239,030,358	(1,737,408)	(3,529,503)

	$1,419,329,827	$31,364,842	$15,477,782

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$36,833,434	$35,513,204	$34,821,594
Land	3,835,556	3,257,094	3,511,379
Other assets	4,642,328	4,735,110	4,702,520

	$45,311,318	$43,505,408	$43,035,493

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$39,713,625	$28,718,509	$34,679,699
Accounts payable and accrued expenses	4,283,298	6,827,958	2,071,965
Other liabilities	8,457,697	5,255,633	5,608,560

	52,454,620	40,802,100	42,360,224
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	(1,431,063)	5,798,928	453,212
Other partners	(5,712,239)	(3,095,620)	222,057

	(7,143,302)	2,703,308	675,269

	$45,311,318	$43,505,408	$43,035,493

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$33,893,768	$48,128,940	$41,359,165
Land	2,818,519	4,051,128	4,755,394
Other assets	7,294,012	7,829,086	4,807,064

	$44,006,299	$60,009,154	$50,921,623

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$32,300,851	$44,598,830	$33,944,244
Accounts payable and accrued expenses	1,438,326	3,132,628	899,978
Other liabilities	7,353,164	4,972,900	7,687,836

	41,092,341	52,704,358	42,532,058
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	1,461,029	5,988,726	4,559,497
Other partners	1,452,929	1,316,070	3,830,068

	2,913,958	7,304,796	8,389,565

	$44,006,299	$60,009,154	$50,921,623

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$50,735,714	$43,309,464	$26,706,428
Land	5,523,586	2,816,806	1,752,595
Other assets	5,472,783	4,712,537	2,860,867

	$61,732,083	$50,838,807	$31,319,890

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$39,039,612	$37,406,351	$23,394,240
Accounts payable and accrued expenses	1,733,586	1,615,951	1,302,025
Other liabilities	4,011,012	6,191,718	5,839,205

	44,784,210	45,214,020	30,535,470
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	14,633,157	5,347,478	2,618,279
Other partners	2,314,716	277,309	(1,833,859)

	16,947,873	5,624,787	784,420

	$61,732,083	$50,838,807	$31,319,890

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$49,808,667	$47,048,702	$39,281,460
Land	4,222,958	2,921,802	3,885,940
Other assets	6,598,358	4,551,429	2,822,154

	$60,629,983	$54,521,933	$45,989,554

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$44,946,969	$32,929,213	$26,859,214
Accounts payable and accrued expenses	1,211,715	2,735,257	964,451
Other liabilities	5,366,501	3,585,418	2,703,499

	51,525,185	39,249,888	30,527,164
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	10,561,727	10,805,804	8,950,131
Other partners	(1,456,929)	4,466,241	6,512,259

	9,104,798	15,272,045	15,462,390

	$60,629,983	$54,521,933	$45,989,554

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$44,477,752	$41,990,764	$37,160,857
Land	4,889,205	3,734,936	2,791,180
Other assets	4,569,409	3,432,760	3,484,781

	$53,936,366	$49,158,460	$43,436,818

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$42,392,025	$24,089,220	$35,285,812
Accounts payable and accrued expenses	2,204,398	1,131,698	1,531,936
Other liabilities	6,774,142	8,651,223	3,472,678

	51,370,565	33,872,141	40,290,426
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	5,006,843	11,083,573	4,645,976
Other partners	(2,441,042)	4,202,746	(1,499,584)

	2,565,801	15,286,319	3,146,392

	$53,936,366	$49,158,460	$43,436,818

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$36,574,721	$28,656,496	$24,194,294
Land	2,423,561	2,144,257	1,801,039
Other assets	3,147,033	2,369,434	2,036,394

	$42,145,315	$33,170,187	$28,031,727

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$28,829,074	$17,351,630	$13,848,504
Accounts payable and accrued expenses	2,887,318	286,902	461,998
Other liabilities	3,550,056	2,276,469	2,292,990

	35,266,448	19,915,001	16,603,492
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	7,042,150	10,500,709	8,078,039
Other partners	(163,283)	2,754,477	3,350,196

	6,878,867	13,255,186	11,428,235

	$42,145,315	$33,170,187	$28,031,727

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$59,104,464	$71,403,042	$66,308,765
Land	5,081,041	8,000,805	7,582,655
Other assets	4,285,734	6,618,473	7,467,044

	$68,471,239	$86,022,320	$81,358,464

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$47,032,390	$62,397,070	$51,224,552
Accounts payable and accrued expenses	1,141,307	1,002,078	2,836,413
Other liabilities	7,533,612	9,801,587	10,804,124

	55,707,309	73,200,735	64,865,089
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	10,879,297	7,069,090	9,760,937
Other partners	1,884,633	5,752,495	6,732,438

	12,763,930	12,821,585	16,493,375

	$68,471,239	$86,022,320	$81,358,464

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$65,112,203	$63,454,771	$77,907,950
Land	6,704,151	6,053,669	7,041,701
Other assets	5,587,394	5,069,036	7,470,856

	$77,403,748	$74,577,476	$92,420,507

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$49,354,891	$56,620,220	$59,529,863
Accounts payable and accrued expenses	1,931,924	801,385	1,496,592
Other liabilities	8,307,853	9,799,333	5,873,721

	59,594,668	67,220,938	66,900,176
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	12,343,265	7,669,682	19,156,422
Other partners	5,465,815	(313,144)	6,363,909

	17,809,080	7,356,538	25,520,331

	$77,403,748	$74,577,476	$92,420,507

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$44,202,953
Land	2,411,415
Other assets	3,918,663

$50,533,031

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$26,039,726
Accounts payable and accrued expenses	434,076
Other liabilities	3,127,506

29,601,308
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	17,048,063
Other partners	3,883,660

20,931,723

$50,533,031

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,327,138,604	$48,233,757	$14,182,615
Land	121,627,163	6,083,660	1,626,465
Other assets	141,366,927	8,233,542	1,199,108

	1,590,132,694	$62,550,959	$17,008,188

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$1,070,798,751	$58,105,380	$14,451,289
Accounts payable and accrued expenses	54,320,584	3,590,233	1,526,066
Other liabilities	155,078,441	3,856,348	4,972,668

	1,280,197,776	$65,551,961	$20,950,023
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	245,625,803	1,389,184	(3,112,115)
Other partners	64,309,115	(4,390,186)	(829,720)

	309,934,918	(3,001,002)	(3,941,835)

	$1,590,132,694	$62,550,959	$17,008,188

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$46,658,465	$45,538,725	$36,823,822
Land	4,098,556	3,786,131	3,511,379
Other assets	4,885,449	4,849,188	4,207,026

	55,642,470	$54,174,044	$44,542,227

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$45,093,503	$35,051,936	$35,905,281
Accounts payable and accrued expenses	4,120,406	6,793,403	1,909,907
Other liabilities	8,815,495	6,614,451	4,621,053

	58,029,404	$48,459,790	$42,436,241
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	524,720	8,226,571	1,080,099
Other partners	(2,911,654)	(2,512,317)	1,025,887

	(2,386,934)	5,714,254	2,105,986

	$55,642,470	$54,174,044	$44,542,227

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$39,564,458	$59,251,039	$53,286,956
Land	3,229,460	5,111,128	6,005,394
Other assets	8,220,209	10,945,283	7,773,045

	51,014,127	$75,307,450	$67,065,395

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$35,035,014	$51,023,244	$43,151,891
Accounts payable and accrued expenses	3,052,381	2,981,445	1,095,340
Other liabilities	7,011,183	4,749,989	8,375,726

	45,098,578	$58,754,678	$52,622,957
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	3,387,139	13,214,473	11,030,095
Other partners	2,528,410	3,338,299	3,412,343

	5,915,549	16,552,772	14,442,438

	$51,014,127	$75,307,450	$67,065,395

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$52,978,721	$45,376,215	$33,842,636
Land	5,523,586	2,816,806	2,406,880
Other assets	6,557,276	5,058,759	3,581,101

	65,059,583	$53,251,780	$39,830,617

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$39,921,747	$37,836,720	$24,552,013
Accounts payable and accrued expenses	2,102,892	1,786,814	1,427,732
Other liabilities	4,447,733	6,029,866	5,086,915

	46,472,372	$45,653,400	$31,066,660
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	15,730,988	7,022,235	6,749,386
Other partners	2,856,223	576,145	2,014,571

	18,587,211	7,598,380	8,763,957

	$65,059,583	$53,251,780	$39,830,617

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$52,495,526	$50,135,066	$41,977,977
Land	4,222,958	3,124,882	4,089,020
Other assets	6,183,315	4,232,491	2,746,749

	62,901,799	$57,492,439	$48,813,746

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$45,450,010	$33,610,588	$27,311,598
Accounts payable and accrued expenses	1,099,175	2,869,625	1,437,272
Other liabilities	5,364,504	3,420,143	2,508,277

	51,913,689	$39,900,356	$31,257,147
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	11,985,410	12,438,997	9,714,246
Other partners	(997,300)	5,153,086	7,842,353

	10,988,110	17,592,083	17,556,599

	$62,901,799	$57,492,439	$48,813,746

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$51,068,100	$43,777,717	$39,015,101
Land	5,358,490	3,734,936	2,791,180
Other assets	4,123,678	3,095,885	3,693,494

	60,550,268	$50,608,538	$45,499,775

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$43,132,084	$24,506,226	$35,139,807
Accounts payable and accrued expenses	2,490,711	1,121,939	1,418,545
Other liabilities	5,604,172	8,277,130	3,385,409

	51,226,967	$33,905,295	$39,943,761
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	9,727,382	12,122,001	5,664,538
Other partners	(404,081)	4,581,242	(108,524)

	9,323,301	16,703,243	5,556,014

	$60,550,268	$50,608,538	$45,499,775

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$38,662,486	$30,098,029	$25,519,134
Land	2,423,561	2,144,257	1,801,039
Other assets	3,238,571	2,243,402	2,033,998

	44,324,618	$34,485,688	$29,354,171

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$29,901,379	$17,652,258	$14,048,601
Accounts payable and accrued expenses	1,951,490	555,301	408,890
Other liabilities	3,227,588	1,752,761	2,005,770

	35,080,457	$19,960,320	$16,463,261
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	8,397,793	11,160,980	9,000,292
Other partners	846,368	3,364,388	3,890,618

	9,244,161	14,525,368	12,890,910

	$44,324,618	$34,485,688	$29,354,171

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$61,455,422	$88,323,911	$68,607,408
Land	5,081,041	11,372,214	7,566,333
Other assets	4,155,860	9,516,585	7,798,935

	70,692,323	$109,212,710	$83,972,676

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$48,179,383	$85,474,119	$52,088,062
Accounts payable and accrued expenses	1,215,540	1,762,512	2,760,429
Other liabilities	7,244,597	10,270,962	11,077,709

	56,639,520	$97,507,593	$65,926,200
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	11,537,889	7,774,381	10,174,493
Other partners	2,514,914	3,930,736	7,871,983

	14,052,803	11,705,117	18,046,476

	$70,692,323	$109,212,710	$83,972,676

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$67,549,110	$66,224,103	$80,885,356
Land	6,704,151	7,662,597	6,939,644
Other assets	5,947,336	5,589,851	7,223,785

	80,200,597	$79,476,551	$95,048,785

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$49,842,693	$57,024,740	$61,025,831
Accounts payable and accrued expenses	1,490,904	1,384,714	1,351,820
Other liabilities	8,871,058	9,394,721	4,854,359

	60,204,655	$67,804,175	$67,232,010
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	13,030,245	9,314,301	20,435,345
Other partners	6,965,697	2,358,075	7,381,430

	19,995,942	11,672,376	27,816,775

	$80,200,597	$79,476,551	$95,048,785

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

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

$30,136,306
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	17,904,735
Other partners	4,010,129

21,914,864

$52,051,170

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2010 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$209,506,387	$6,655,926	$2,774,509
Interest and other	10,339,600	369,383	284,245

	219,845,987	7,025,309	3,058,754
Expenses
Interest	50,990,441	1,432,943	829,865
Depreciation and amortization	63,484,077	1,762,641	580,099
Taxes and insurance	25,689,604	986,551	346,274
Repairs and maintenance	39,469,516	1,671,974	377,595
Operating expenses	74,028,107	2,697,706	873,151
Impairment loss	9,872,594	-	318,421
Other expenses	6,391,341	123,809	58,190

	269,925,680	8,675,624	3,383,595

NET LOSS	$(50,079,693)	$(1,650,315)	$(324,841)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(31,290,410)	$(1,252,420)	$(102,473)

Net income (loss) allocated to other partners	$(18,789,283)	$(397,895)	$(222,368)

*
Amounts include $1,252,420, $102,473, $989,220, $678,815, $662,045, $422,773, $1,222,762, $444,115, $1,133,205, $1,649,715, $2,606,216, $1,659,213, $1,257,030, $510,122, $4,501,804, $421,625, $661,706, $1,073,183, $26,361, $24,870, $85,490, $106,974, $122,644, $290,452, $794,096 and $46,117 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 20010 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$7,692,274	$6,813,571	$8,760,211
Interest and other	1,386,783	1,325,800	94,297

	9,079,057	8,139,371	8,854,508
Expenses
Interest	1,981,473	1,592,101	1,950,195
Depreciation and amortization	2,280,689	1,806,350	2,451,974
Taxes and insurance	1,211,341	1,003,284	1,023,903
Repairs and maintenance	2,243,815	1,649,980	1,513,795
Operating expenses	2,782,724	2,753,490	2,625,669
Impairment loss	318,421	-	-
Other expenses	229,953	165,871	137,285

	11,048,416	8,971,076	9,702,821

NET LOSS	$(1,969,359)	$(831,705)	$(848,313)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(989,220)	$(678,815)	$(662,045)

Net income (loss) allocated to other partners	$(980,139)	$(152,890)	$(186,268)

*
Amounts include $1,252,420, $102,473, $989,220, $678,815, $662,045, $422,773, $1,222,762, $444,115, $1,133,205, $1,649,715, $2,606,216, $1,659,213, $1,257,030, $510,122, $4,501,804, $421,625, $661,706, $1,073,183, $26,361, $24,870, $85,490, $106,974, $122,644, $290,452, $794,096 and $46,117 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2010 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$11,312,666	$9,637,230	$7,899,859
Interest and other	173,977	363,432	204,686

	11,486,643	10,000,662	8,104,545
Expenses
Interest	2,211,468	1,883,594	1,816,630
Depreciation and amortization	2,337,624	2,751,076	2,198,060
Taxes and insurance	1,328,981	1,200,359	811,271
Repairs and maintenance	2,448,847	1,637,084	1,263,233
Operating expenses	3,384,306	3,747,145	2,288,399
Impairment loss	-	-	-
Other expenses	135,767	221,535	375,519

	11,846,993	11,440,793	8,753,112

NET LOSS	$(360,350)	$(1,440,131)	$(648,567)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(422,773)	$(1,222,762)	$(437,322)

Net income (loss) allocated to other partners	$62,423	$(217,369)	$(211,245)

*
Amounts include $1,252,420, $102,473, $989,220, $678,815, $662,045, $422,773, $1,222,762, $444,115, $1,133,205, $1,649,715, $2,606,216, $1,659,213, $1,257,030, $510,122, $4,501,804, $421,625, $661,706, $1,073,183, $26,361, $24,870, $85,490, $106,974, $122,644, $290,452, $794,096 and $46,117 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2010 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$10,068,917	$7,518,550	$5,615,784
Interest and other	756,655	297,944	173,993

	10,825,572	7,816,494	5,789,777
Expenses
Interest	1,976,692	1,663,588	1,054,474
Depreciation and amortization	2,884,442	2,578,551	1,573,388
Taxes and insurance	1,224,794	1,038,721	690,829
Repairs and maintenance	2,277,937	1,468,348	1,351,064
Operating expenses	3,552,074	2,885,001	2,862,900
Impairment loss	-	-	4,617,876
Other expenses	253,142	124,045	68,721

	12,169,081	9,758,254	12,219,252

NET LOSS	$(1,343,509)	$(1,941,760)	$(6,429,475)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,133,205)	$(1,674,110)	$(2,673,669)

Net income (loss) allocated to other partners	$(210,304)	$(267,650)	$(3,755,806)

*
Amounts include $1,252,420, $102,473, $989,220, $678,815, $662,045, $422,773, $1,222,762, $444,115, $1,133,205, $1,649,715, $2,606,216, $1,659,213, $1,257,030, $510,122, $4,501,804, $421,625, $661,706, $1,073,183, $26,361, $24,870, $85,490, $106,974, $122,644, $290,452, $794,096 and $46,117 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2010 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$10,324,348	$7,283,374	$6,190,431
Interest and other	391,217	363,125	172,983

	10,715,565	7,646,499	6,363,414
Expenses
Interest	1,619,790	1,690,261	1,338,622
Depreciation and amortization	2,973,439	2,769,638	2,248,801
Taxes and insurance	1,367,578	886,114	874,717
Repairs and maintenance	1,771,706	1,177,320	737,824
Operating expenses	4,025,656	2,454,468	2,637,123
Impairment loss	-	-	-
Other expenses	615,270	596,942	147,733

	12,373,439	9,574,743	7,984,820

NET LOSS	$(1,657,874)	$(1,928,244)	$(1,621,406)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,503,190)	$(1,630,428)	$(623,049)

Net income (loss) allocated to other partners	$(154,684)	$(297,816)	$(998,357)

*
Amounts include $1,252,420, $102,473, $989,220, $678,815, $662,045, $422,773, $1,222,762, $444,115, $1,133,205, $1,649,715, $2,606,216, $1,659,213, $1,257,030, $510,122, $4,501,804, $421,625, $661,706, $1,073,183, $26,361, $24,870, $85,490, $106,974, $122,644, $290,452, $794,096 and $46,117 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2010 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$7,976,496	$6,521,654	$6,497,548
Interest and other	261,308	264,728	250,280

	8,237,804	6,786,382	6,747,828
Expenses
Interest	1,683,220	1,677,166	1,944,394
Depreciation and amortization	2,932,746	2,122,690	2,092,571
Taxes and insurance	1,059,455	881,807	728,909
Repairs and maintenance	1,126,892	1,193,283	1,453,418
Operating expenses	3,726,980	2,411,003	2,390,309
Impairment loss	4,617,876	-	-
Other expenses	43,500	88,248	125,852

	15,190,669	8,374,197	8,735,453

NET LOSS	$(6,952,865)	$(1,587,815)	$(1,987,625)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(4,728,874)	$(1,031,028)	$(997,844)

Net income (loss) allocated to other partners	$(2,223,991)	$(556,787)	$(989,781)

*
Amounts include $1,252,420, $102,473, $989,220, $678,815, $662,045, $422,773, $1,222,762, $444,115, $1,133,205, $1,649,715, $2,606,216, $1,659,213, $1,257,030, $510,122, $4,501,804, $421,625, $661,706, $1,073,183, $26,361, $24,870, $85,490, $106,974, $122,644, $290,452, $794,096 and $46,117 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2010 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$5,888,264	$4,359,775	$3,442,308
Interest and other	240,128	210,350	230,468

	6,128,392	4,570,125	3,672,776
Expenses
Interest	1,130,693	1,051,811	806,041
Depreciation and amortization	2,259,407	1,489,097	1,390,951
Taxes and insurance	880,144	532,561	415,422
Repairs and maintenance	1,014,627	804,237	667,971
Operating expenses	2,689,062	1,618,350	1,592,048
Impairment loss	-	-	-
Other expenses	70,102	121,835	156,570

	8,044,035	5,617,891	5,029,003

NET LOSS	$(1,915,643)	$(1,047,766)	$(1,356,227)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,302,147)	$(590,826)	$(915,239)

Net income (loss) allocated to other partners	$(613,496)	$(456,940)	$(440,988)

*
Amounts include $1,252,420, $102,473, $989,220, $678,815, $662,045, $422,773, $1,222,762, $444,115, $1,133,205, $1,649,715, $2,606,216, $1,659,213, $1,257,030, $510,122, $4,501,804, $421,625, $661,706, $1,073,183, $26,361, $24,870, $85,490, $106,974, $122,644, $290,452, $794,096 and $46,117 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2010 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$9,537,135	$11,381,804	$11,019,705
Interest and other	446,290	460,071	362,956

	9,983,425	11,841,875	11,382,661
Expenses
Interest	3,284,466	3,925,334	3,171,669
Depreciation and amortization	2,577,591	3,114,338	3,259,277
Taxes and insurance	1,184,386	1,145,350	976,544
Repairs and maintenance	1,602,393	1,938,268	1,822,173
Operating expenses	2,495,685	2,781,411	3,381,056
Impairment loss	-	-	-
Other expenses	113,376	182,943	248,800

	11,257,897	13,087,644	12,859,519

NET LOSS	$(1,274,472)	$(1,245,769)	$(1,476,858)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(687,084)	$(790,483)	$(470,251)

Net income (loss) allocated to other partners	$(587,388)	$(455,286)	$(1,006,607)

*
Amounts include $1,252,420, $102,473, $989,220, $678,815, $662,045, $422,773, $1,222,762, $444,115, $1,133,205, $1,649,715, $2,606,216, $1,659,213, $1,257,030, $510,122, $4,501,804, $421,625, $661,706, $1,073,183, $26,361, $24,870, $85,490, $106,974, $122,644, $290,452, $794,096 and $46,117 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2010 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$9,110,347	$9,027,762	$10,677,269
Interest and other	421,871	263,275	272,207

	9,532,218	9,291,037	10,949,476
Expenses
Interest	2,513,386	2,657,069	2,669,272
Depreciation and amortization	3,185,358	2,977,684	3,347,131
Taxes and insurance	957,622	1,016,430	1,208,737
Repairs and maintenance	1,709,530	1,473,051	1,997,614
Operating expenses	2,927,852	2,970,592	3,585,947
Impairment loss	-	-	-
Other expenses	153,770	1,547,394	236,914

	11,447,518	12,642,220	13,045,615

NET LOSS	$(1,915,300)	$(3,351,183)	$(2,096,139)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(707,961)	$(1,970,421)	$(1,233,312)

Net income (loss) allocated to other partners	$(1,207,339)	$(1,380,762)	$(862,827)

*
Amounts include $1,252,420, $102,473, $989,220, $678,815, $662,045, $422,773, $1,222,762, $444,115, $1,133,205, $1,649,715, $2,606,216, $1,659,213, $1,257,030, $510,122, $4,501,804, $421,625, $661,706, $1,073,183, $26,361, $24,870, $85,490, $106,974, $122,644, $290,452, $794,096 and $46,117 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2010 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$5,518,670
Interest and other	297,148

5,815,818
Expenses
Interest	1,434,224
Depreciation and amortization	1,538,464
Taxes and insurance	707,520
Repairs and maintenance	1,075,537
Operating expenses	1,888,000
Impairment loss	-
Other expenses	48,255

6,692,000

NET LOSS	$(876,182)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(859,459)

Net income (loss) allocated to other partners	$(16,723)

*
Amounts include $1,252,420, $102,473, $989,220, $678,815, $662,045, $422,773, $1,222,762, $444,115, $1,133,205, $1,649,715, $2,606,216, $1,659,213, $1,257,030, $510,122, $4,501,804, $421,625, $661,706, $1,073,183, $26,361, $24,870, $85,490, $106,974, $122,644, $290,452, $794,096 and $46,117 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$225,595,957	$12,632,687	$2,800,634
Interest and other	11,340,929	2,215,300	60,029

	236,936,886	14,847,987	2,860,663
Expenses
Interest	58,343,645	3,460,141	908,501
Depreciation and amortization	67,303,012	3,233,021	648,284
Taxes and insurance	29,016,783	1,971,116	374,417
Repairs and maintenance	41,368,059	2,559,182	440,264
Operating expenses	77,156,641	3,412,485	948,238
Impairment loss	-	-	-
Other expenses	7,051,910	737,220	133,452

	280,240,050	15,373,165	3,453,156

NET LOSS	$(43,303,164)	$(525,178)	$(592,493)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(30,036,856)	$(1,248,392)	$(397,781)

Net income (loss) allocated to other partners	$(13,266,308)	$723,214	$(194,712)

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

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$9,100,597	$8,642,250	$8,420,383
Interest and other	783,861	555,200	97,931

	9,884,458	9,197,450	8,518,314
Expenses
Interest	2,465,984	2,261,473	2,057,033
Depreciation and amortization	2,573,221	2,158,016	2,439,232
Taxes and insurance	1,520,255	1,246,824	985,591
Repairs and maintenance	2,570,709	1,808,212	1,505,341
Operating expenses	3,282,237	3,173,455	2,625,818
Impairment loss	-	-	-
Other expenses	244,408	379,769	97,482

	12,656,814	11,027,749	9,710,497

NET LOSS	$(2,772,356)	$(1,830,299)	$(1,192,183)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,041,901)	$(875,250)	$(742,580)

Net income (loss) allocated to other partners	$(1,730,455)	$(955,049)	$(449,603)

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

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$11,841,984	$12,270,003	$10,462,546
Interest and other	350,874	571,036	291,389

	12,192,858	12,841,039	10,753,935
Expenses
Interest	2,432,121	2,259,555	2,521,605
Depreciation and amortization	2,492,279	3,040,264	2,513,360
Taxes and insurance	1,507,363	1,610,496	1,165,108
Repairs and maintenance	2,594,708	2,405,823	1,371,955
Operating expenses	3,680,717	4,058,673	2,996,259
Impairment loss	-	-	-
Other expenses	995,372	350,543	302,044

	13,702,560	13,725,354	10,870,331

NET LOSS	$(1,509,702)	$(884,315)	$(116,396)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,298,940)	$(1,962,171)	$(477,051)

Net income (loss) allocated to other partners	$(210,762)	$1,077,856	$360,655

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

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$9,659,525	$7,290,706	$6,248,972
Interest and other	227,655	343,949	198,811

	9,887,180	7,634,655	6,447,783
Expenses
Interest	1,990,511	1,721,884	1,135,337
Depreciation and amortization	2,838,421	2,550,783	1,621,468
Taxes and insurance	1,237,848	949,717	758,628
Repairs and maintenance	1,840,968	1,239,225	1,317,880
Operating expenses	3,403,104	2,813,886	2,903,250
Impairment loss	-	-	-
Other expenses	266,867	206,998	105,021

	11,577,719	9,482,493	7,841,584

NET LOSS	$(1,690,539)	$(1,847,838)	$(1,393,801)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,319,188)	$(2,011,048)	$(1,256,895)

Net income (loss) allocated to other partners	$(371,351)	$163,210	$(136,906)

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

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$10,010,642	$7,423,054	$6,193,633
Interest and other	725,562	306,522	205,947

	10,736,204	7,729,576	6,399,580
Expenses
Interest	1,684,409	1,742,349	1,434,726
Depreciation and amortization	2,990,577	2,866,318	2,337,916
Taxes and insurance	1,331,716	995,986	807,121
Repairs and maintenance	1,845,073	1,059,006	931,760
Operating expenses	3,627,728	2,837,440	2,560,522
Impairment loss	-	-	-
Other expenses	659,889	205,548	116,137

	12,139,392	9,706,647	8,188,182

NET LOSS	$(1,403,188)	$(1,977,071)	$(1,788,602)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(981,897)	$(1,539,147)	$(745,885)

Net income (loss) allocated to other partners	$(421,291)	$(437,924)	$(1,042,717)

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

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$7,880,400	$6,199,854	$6,415,159
Interest and other	419,269	268,742	253,227

	8,299,669	6,468,596	6,668,386
Expenses
Interest	2,060,416	1,699,876	1,987,567
Depreciation and amortization	3,007,760	2,091,786	1,985,421
Taxes and insurance	1,122,819	902,486	661,684
Repairs and maintenance	1,286,816	1,309,786	1,452,993
Operating expenses	3,303,936	2,315,443	2,323,917
Impairment loss	-	-	-
Other expenses	49,575	146,309	203,869

	10,831,322	8,465,686	8,615,451

NET LOSS	$(2,531,653)	$(1,997,090)	$(1,947,065)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,786,699)	$(1,184,563)	$(1,002,035)

Net income (loss) allocated to other partners	$(744,954)	$(812,527)	$(945,030)

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

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$5,758,213	$4,199,280	$3,383,876
Interest and other	227,739	190,922	218,482

	5,985,952	4,390,202	3,602,358
Expenses
Interest	1,204,410	1,070,018	823,833
Depreciation and amortization	2,161,653	1,494,769	1,328,539
Taxes and insurance	841,149	541,901	446,764
Repairs and maintenance	996,037	761,476	584,757
Operating expenses	2,674,054	1,558,675	1,518,675
Impairment loss	-	-	-
Other expenses	69,500	120,430	164,792

	7,946,803	5,547,269	4,867,360

NET LOSS	$(1,960,851)	$(1,157,067)	$(1,265,002)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,316,292)	$(658,134)	$(779,953)

Net income (loss) allocated to other partners	$(644,559)	$(498,933)	$(485,049)

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

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$9,163,188	$15,208,750	$10,798,869
Interest and other	431,976	815,369	324,486

	9,595,164	16,024,119	11,123,355
Expenses
Interest	3,319,767	5,518,387	3,250,146
Depreciation and amortization	2,621,485	4,024,856	3,227,018
Taxes and insurance	1,205,012	1,779,748	1,082,024
Repairs and maintenance	1,708,609	2,319,113	1,768,717
Operating expenses	2,354,011	3,451,744	3,254,270
Impairment loss	-	-	-
Other expenses	175,857	335,094	308,591

	11,384,741	17,428,942	12,890,766

NET LOSS	$(1,789,577)	$(1,404,823)	$(1,767,411)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(912,898)	$(677,596)	$(760,271)

Net income (loss) allocated to other partners	$(876,679)	$(727,227)	$(1,007,140)

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

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$9,053,424	$8,822,929	$10,397,633
Interest and other	387,790	251,100	378,230

	9,441,214	9,074,029	10,775,863
Expenses
Interest	2,574,882	2,626,085	2,677,769
Depreciation and amortization	3,159,427	2,987,158	3,372,243
Taxes and insurance	971,185	1,083,606	1,243,803
Repairs and maintenance	1,444,455	1,469,070	1,905,425
Operating expenses	3,038,927	3,466,211	3,739,986
Impairment loss	-	-	-
Other expenses	197,515	334,066	99,077

	11,386,391	11,966,196	13,038,303

NET LOSS	$(1,945,177)	$(2,892,167)	$(2,262,440)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(973,100)	$(1,789,188)	$(1,436,316)

Net income (loss) allocated to other partners	$(972,077)	$(1,102,979)	$(826,124)

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

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$5,316,766
Interest and other	239,531

5,556,297
Expenses
Interest	1,454,860
Depreciation and amortization	1,537,737
Taxes and insurance	672,416
Repairs and maintenance	870,699
Operating expenses	1,832,980
Impairment loss	-
Other expenses	46,485

6,415,177

NET LOSS	$(858,880)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(861,685)

Net income (loss) allocated to other partners	$2,805

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D - NOTES RECEIVABLE

Notes receivable at March 31, 2011 and 2010 consist of advance installments of $69,698 and $723,071, respectively, of capital contributions to operating limited partnerships.  The notes are comprised of noninterest bearing and interest bearing notes with rates ranging from 3.00% to prime + 1.00%.  Prime was 3.25% as of March 31, 2011 and 2010.  These notes are secured by future installments of capital contributions or paid upon demand.  The notes at March 31, 2011 and 2010 by series are as follows:

	2011	2010

Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	46,908	46,908
Series 33	-	-
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	-	-
Series 40	-	-
Series 41	-	-
Series 42	22,790	292,933
Series 43	-	186,626
Series 44	-	196,604
Series 45	-	-
Series 46	-	-

	$69,698	$723,071

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN

For income tax purposes, the Fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2011 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(34,618,430)	$782,240	$(10,292)

Operating limited partnership rents received in advance	15,459	2,390	(16,314)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	269,367	(737,086)	69,765

Other	486,390	2,909,018	281,162

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(22,745,446)	(1,252,420)	(102,473)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(5,900,883)	(136,452)	(287,158)

Impairment loss not recognized for tax purposes	23,038,128	-	-

Operating limited partnership impairment loss not recognized for tax purposes	318,421	-	318,421

Difference due to fiscal year for book purposes and calendar year for tax purposes	69,753	(895,663)	(19,916)

Income (loss) for tax return purposes, December 31, 2010	$(39,067,241)	$672,027	$233,195

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2011 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$541,236	$610,391	$(117,314)

Operating limited partnership rents received in advance	-	(36)	2,309

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(344,277)	(372,652)	77,900

Other	324,081	894,754	999,458

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(989,220)	(678,815)	(662,045)

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	(265,238)	(35,100)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	318,421	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(198,892)	(143,155)	10,470

Income (loss) for tax return purposes, December 31, 2010	$(348,651)	$45,249	$275,678

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2011 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$440,077	$1,140,769	$(1,035,645)

Operating limited partnership rents received in advance	-	1,240	(2,237)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(188,789)	(1,006,313)	(1,105,169)

Other	589,213	(2,376,299)	(1,916,001)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(422,773)	(1,222,762)	(444,115)

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	(348,409)	(358,814)

Impairment loss not recognized for tax purposes	-	-	24,309

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(190,585)	(74,552)	2,101,321

Income (loss) for tax return purposes, December 31, 2010	$227,143	$(3,886,326)	$(2,736,351)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2011 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(286,909)	$(376,809)	$(161,274)

Operating limited partnership rents received in advance	(78)	10,654	4,208

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	284,116	331,404	183,160

Other	(180,296)	(147,278)	(437,283)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,133,205)	(1,649,715)	(2,606,216)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(283,745)	(290,330)	(207,594)

Impairment loss not recognized for tax purposes	-	-	15,589

Operating limited partnership impairment loss not recognized for tax purposes	-	-	1,562,366

Difference due to fiscal year for book purposes and calendar year for tax purposes	29,553	116,028	(129,231)

Income (loss) for tax return purposes, December 31, 2010	$(1,570,564)	$(2,006,046)	$(1,776,275)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2011 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(360,341)	$(380,952)	$(241,815)

Operating limited partnership rents received in advance	3,813	(1,344)	189

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	364,152	(110,227)	138,265

Other	502,219	(945,768)	(1,064,844)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,659,213)	(1,257,030)	(510,122)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(505,457)	(254,124)	(132,169)

Impairment loss not recognized for tax purposes	166,611	272,560	37,226

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(34,589)	(1,212,370)	(85,005)

Income (loss) for tax return purposes, December 31, 2010	$(1,522,805)	$(3,889,255)	$(1,858,275)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2011 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(996,746)	$(2,938,167)	$(1,931,251)

Operating limited partnership rents received in advance	8,586	2,046	369

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	293,196	228,360	160,599

Other	413,359	(69,552)	53,970

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(4,501,804)	(421,625)	(661,706)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(253,294)	(313,865)	(296,031)

Impairment loss not recognized for tax purposes	225,080	2,017,720	1,405,263

Operating limited partnership impairment loss not recognized for tax purposes	3,271,264	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	190,387	(60,511)	(84,680)

Income (loss) for tax return purposes, December 31, 2010	$(1,349,972)	$(1,555,594)	$(1,353,467)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2011 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(1,886,664)	$(2,942,239)	$(2,757,577)

Operating limited partnership rents received in advance	18,987	(9,978)	(10,281)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	204,864	164,400	136,800

Other	111,387	123,057	204,751

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,073,183)	(26,361)	(24,870)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(106,599)	(201,154)	(82,484)

Impairment loss not recognized for tax purposes	1,324,065	2,180,548	1,711,047

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	30,058	(77,757)	(78,028)

Income (loss) for tax return purposes, December 31, 2010	$(1,377,085)	$(789,484)	$(900,642)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2011 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(2,748,973)	$(2,025,799)	$(2,337,443)

Operating limited partnership rents received in advance	(127)	-	1,063

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	200,017	(60,471)	249,780

Other	(74,208)	44,628	(166,062)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(85,490)	(106,974)	(122,644)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(163,125)	(195,626)	(152,559)

Impairment loss not recognized for tax purposes	1,870,900	1,300,406	1,711,651

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(23,808)	416,271	(27,062)

Income (loss) for tax return purposes, December 31, 2010	$(1,024,814)	$(627,565)	$(843,276)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2011 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$(3,989,777)	$(3,202,227)	$(4,306,886)

Operating limited partnership rents received in advance	-	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	306,780	284,701	266,564

Other	(308,453)	619,677	(48,529)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(290,452)	(794,096)	(46,117)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(93,684)	(229,449)	(329,090)

Impairment loss not recognized for tax purposes	2,993,098	1,396,160	2,445,786

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	170,243	279,874	117,900

Income (loss) for tax return purposes, December 31, 2010	$(1,212,245)	$(1,645,360)	$(1,900,372)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2011 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(3,098,043)

Operating limited partnership rents received in advance	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	249,528

Other	150,229

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	(379,333)

Impairment loss not recognized for tax purposes	1,940,109

Operating limited partnership impairment loss not recognized for tax purposes	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(56,548)

Income (loss) for tax return purposes, December 31, 2010	$(1,194,058)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN

For income tax purposes, the Fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(48,774,143)	$(279,089)	$528,259

Operating limited partnership rents received in advance	38,807	-	20,953

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	4,836,819	287,024	(458,867)

Other	628,298	216,131	(8,617)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(16,990,444)	(1,248,392)	(397,781)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(5,513,492)	-	(177,437)

Impairment loss not recognized for tax purposes	27,675,675	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(5,464,840)	11,989	(721,715)

Income (loss) for tax return purposes, December 31, 2009	$(43,563,320)	$(1,012,337)	$(1,215,205)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(208,678)	$(218,996)	$(11,402)

Operating limited partnership rents received in advance	-	-	(34)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	249,803	235,714	124,222

Other	(275,423)	(330,261)	(483,890)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,041,901)	(875,250)	(742,580)

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	(25,910)	(114,634)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(72,651)	(51,362)	(927,585)

Income (loss) for tax return purposes, December 31, 2009	$(1,348,850)	$(1,266,065)	$(2,155,903)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$(87,110)	$(1,672,971)	$(551,574)

Operating limited partnership rents received in advance	-	447	16,973

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	134,550	217,273	315,204

Other	373,160	1,649,908	309,345

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,328,766)	(1,238,126)	(396,779)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(19,015)	(523,379)	(375,783)

Impairment loss not recognized for tax purposes	62,147	606,124	153,410

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,242,936)	(1,014,723)	81,355

Income (loss) for tax return purposes, December 31, 2009	$(3,107,970)	$(1,975,447)	$(447,849)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(923,375)	$(877,090)	$(1,486,625)

Operating limited partnership rents received in advance	737	(7,781)	(361)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	309,116	331,404	186,169

Other	42,066	112,983	526,912

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(863,856)	(1,807,041)	(689,908)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(271,285)	(254,117)	(197,164)

Impairment loss not recognized for tax purposes	183,235	380,451	615,661

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(36,308)	(14,614)	66,020

Income (loss) for tax return purposes, December 31, 2009	$(1,559,670)	$(2,135,805)	$(979,296)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(984,934)	$(2,935,793)	$(1,844,221)

Operating limited partnership rents received in advance	(142)	(14,253)	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	364,152	312,615	159,745

Other	(1,370,724)	(211,117)	(1,136,025)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,178,942)	(635,720)	(358,096)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(281,537)	(214,837)	(110,750)

Impairment loss not recognized for tax purposes	796,383	1,688,725	1,267,778

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(14,431)	(992,142)	(18,847)

Income (loss) for tax return purposes, December 31, 2009	$(2,670,175)	$(3,002,522)	$(2,040,416)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(2,349,137)	$(3,359,953)	$(2,242,113)

Operating limited partnership rents received in advance	3,945	1,257	(491)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	293,196	228,360	160,599

Other	206,232	221,603	(194,222)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,176,248)	(369,332)	(509,244)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(223,172)	(316,721)	(123,143)

Impairment loss not recognized for tax purposes	1,042,951	2,237,536	1,548,176

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	344,232	(73,959)	(62,655)

Income (loss) for tax return purposes, December 31, 2009	$(1,858,001)	$(1,431,209)	$(1,423,093)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(2,780,498)	$(2,712,997)	$(2,291,962)

Operating limited partnership rents received in advance	19,999	-	5,607

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	204,864	64,400	86,800

Other	(3,298)	156,288	(74,472)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(716,948)	-	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	(175,097)	(209,618)	(137,744)

Impairment loss not recognized for tax purposes	1,849,293	1,863,888	1,331,559

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	14,743	(82,541)	(68,315)

Income (loss) for tax return purposes, December 31, 2009	$(1,586,942)	$(920,580)	$(1,148,527)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(2,709,589)	$(2,440,525)	$(2,439,386)

Operating limited partnership rents received in advance	(9,142)	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	200,017	246,830	151,056

Other	144,610	128,900	116,359

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(12,174)	(123,965)	(418,268)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(158,482)	(195,531)	(148,272)

Impairment loss not recognized for tax purposes	1,565,033	1,370,664	1,688,303

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(92,404)	145,071	9,108

Income (loss) for tax return purposes, December 31, 2009	$(1,072,131)	$(868,556)	$(1,041,100)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$(3,178,616)	$(3,226,501)	$(4,185,948)

Operating limited partnership rents received in advance	-	1,199	(106)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	281,780	84,701	16,564

Other	(93,286)	196,305	272,612

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(459,024)	(344,989)	(57,114)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(178,312)	(221,292)	(421,048)

Impairment loss not recognized for tax purposes	2,024,801	1,198,091	2,117,133

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	116,340	161,008	129,794

Income (loss) for tax return purposes, December 31, 2009	$(1,486,317)	$(2,151,478)	$(2,128,113)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(3,303,319)

Operating limited partnership rents received in advance	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	49,528

Other	136,219

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	(439,212)

Impairment loss not recognized for tax purposes	2,084,333

Operating limited partnership impairment loss not recognized for tax purposes	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(57,312)

Income (loss) for tax return purposes, December 31, 2009	$(1,529,763)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2011 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2010	$147,318,452	$(3,125,030)	$(2,501,071)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	69,799,719	4,390,990	3,194,073

Impairment loss in investment in operating limited partnerships	(227,774,198)	(4,628,785)	(558,938)

Historic tax credits - cumulative	978,267	570,617	-

Less share of loss - three months ended March 31, 2011	(1,934,902)	(159,224)	(351,701)

Operating limited partnership impairment loss not recognized for tax purposes	5,470,472	-	318,421

Other	53,373,406	2,951,432	(100,784)

Investments in operating limited partnerships - as reported	$47,231,216	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2011 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2010	$(2,740,591)	$1,991,584	$491,068

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	5,943,983	3,329,750	3,647,829

Impairment loss in investment in operating limited partnerships	(5,199,302)	(9,088,660)	(4,342,280)

Historic tax credits - cumulative	223,537	-	-

Less share of loss - three months ended March 31, 2011	(192,813)	(148,731)	(81,405)

Operating limited partnership impairment loss not recognized for tax purposes	318,421	-	-

Other	1,646,765	3,916,057	284,788

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2011 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2010	$3,696,437	$2,611,970	$1,078,723

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	5,523,117	5,096,582	1,850,649

Impairment loss in investment in operating limited partnerships	(7,580,319)	(11,189,730)	(6,874,310)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2011	(93,998)	(120,610)	(266,164)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	(1,545,237)	3,601,788	4,211,102

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2011 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2010	$12,081,204	$3,084,892	$2,740,992

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,211,713	5,003,158	3,614,190

Impairment loss in investment in operating limited partnerships	(17,807,948)	(10,917,337)	(6,586,053)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2011	(129,668)	(265,241)	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	1,562,366

Other	3,644,699	3,094,528	(1,331,495)

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2011 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2010	$5,289,903	$9,922,000	$7,001,204

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	4,506,357	2,827,815	846,730

Impairment loss in investment in operating limited partnerships	(15,337,400)	(14,747,021)	(10,148,264)

Historic tax credits - cumulative	-	184,113	-

Less share of loss - three months ended March 31, 2011	(125,347)	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	5,698,263	1,865,887	2,300,330

Investments in operating limited partnerships - as reported	$31,776	$52,794	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2011 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2010	$6,570,887	$7,635,511	$2,532,219

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	6,024,334	1,402,962	2,991,705

Impairment loss in investment in operating limited partnerships	(11,515,855)	(12,335,090)	(7,631,014)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2011	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	3,271,264	-	-

Other	(4,350,630)	3,390,108	2,164,796

Investments in operating limited partnerships - as reported	$-	$93,491	$57,706

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2011 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2010	$5,263,593	$8,396,507	$6,728,464

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,790,131	26,361	24,870

Impairment loss in investment in operating limited partnerships	(8,573,117)	(9,674,189)	(6,518,542)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2011	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,555,872	2,250,844	1,143,374

Investments in operating limited partnerships - as reported	$36,479	$999,523	$1,378,166

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2011 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2010	$9,245,754	$3,937,382	$8,284,193

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	97,664	688,361	822,137

Impairment loss in investment in operating limited partnerships	(8,603,775)	(5,210,063)	(7,344,121)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2011	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,751,432	3,395,904	1,978,592

Investments in operating limited partnerships - as reported	$2,491,075	$2,811,584	$3,740,801

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2011 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2010	$10,413,640	$6,573,407	$16,189,178

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,578,414	2,154,981	210,863

Impairment loss in investment in operating limited partnerships	(7,522,774)	(5,000,278)	(7,418,185)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2011	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	2,143,868	1,476,993	3,104,914

Investments in operating limited partnerships - as reported	$6,613,148	$5,205,103	$12,086,770

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2011 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2010	$13,924,432

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-

Impairment loss in investment in operating limited partnerships	(5,420,848)

Historic tax credits - cumulative	-

Less share of loss - three months ended March 31, 2011	-

Operating limited partnership impairment loss not recognized for tax purposes	-

Other	3,129,216

Investments in operating limited partnerships - as reported	$11,632,800

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2009	$187,363,289	$(3,789,823)	$(2,654,739)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	50,576,578	4,276,869	3,920,551

Impairment loss in investment in operating limited partnerships	(226,406,734)	(5,812,210)	(709,601)

Historic tax credits - cumulative	978,267	570,617	-

Less share of loss - three months ended March 31, 2010	(2,077,480)	(268,202)	(399,312)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	69,169,408	5,022,749	(156,899)

Investments in operating limited partnerships - as reported	$79,603,328	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2009	$(1,579,342)	$2,762,963	$215,542

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	5,077,203	3,145,170	3,060,446

Impairment loss in investment in operating limited partnerships	(6,519,050)	(11,704,924)	(4,336,246)

Historic tax credits - cumulative	223,537	-	-

Less share of loss - three months ended March 31, 2010	(203,385)	(152,590)	(81,405)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	3,001,037	5,949,381	1,141,663

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2009	$3,668,395	$8,556,466	$6,017,081

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	5,534,834	4,015,497	1,492,182

Impairment loss in investment in operating limited partnerships	(9,276,439)	(17,408,272)	(10,747,592)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2010	(126,188)	(120,610)	(205,532)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	199,398	4,956,919	5,786,012

Investments in operating limited partnerships - as reported	$-	$-	$2,342,151

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2009	$13,678,528	$5,148,531	$4,749,858

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,078,508	3,360,666	1,007,974

Impairment loss in investment in operating limited partnerships	(17,737,386)	(10,917,337)	(8,061,818)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2010	(129,668)	(265,241)	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	3,110,018	2,697,776	2,387,028

Investments in operating limited partnerships - as reported	$-	$24,395	$83,042

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2009	$6,797,484	$14,375,654	$8,881,079

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,850,713	1,616,565	382,388

Impairment loss in investment in operating limited partnerships	(15,170,789)	(15,384,682)	(10,291,840)

Historic tax credits - cumulative	-	184,113	-

Less share of loss - three months ended March 31, 2010	(125,347)	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	5,690,303	(92,898)	1,178,526

Investments in operating limited partnerships - as reported	$42,364	$698,752	$150,153

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2009	$7,863,074	$9,063,541	$3,810,380

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,522,530	981,337	2,329,999

Impairment loss in investment in operating limited partnerships	(11,262,189)	(10,461,943)	(6,225,751)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2010	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	2,328,735	2,993,106	1,898,119

Investments in operating limited partnerships - as reported	$452,150	$2,576,041	$1,812,747

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2009	$6,593,969	$9,120,562	$7,555,552

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	716,948	-	-

Impairment loss in investment in operating limited partnerships	(7,574,998)	(7,521,557)	(4,829,727)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2010	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,664,262	2,162,774	1,244,279

Investments in operating limited partnerships - as reported	$1,400,181	$3,761,779	$3,970,104

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2009	$10,184,085	$4,578,769	$9,076,505

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	12,174	600,595	779,836

Impairment loss in investment in operating limited partnerships	(6,838,944)	(4,120,934)	(5,798,474)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2010	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,500,860	3,535,241	1,577,193

Investments in operating limited partnerships - as reported	$4,858,175	$4,593,671	$5,635,060

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2009	$11,565,237	$8,170,664	$17,881,509

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,287,962	1,360,885	164,746

Impairment loss in investment in operating limited partnerships	(5,563,126)	(3,611,213)	(4,972,399)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2010	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,969,356	1,864,162	2,668,848

Investments in operating limited partnerships - as reported	$9,259,429	$7,784,498	$15,742,704

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2010 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2009	$15,071,765

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-

Impairment loss in investment in operating limited partnerships	(3,547,293)

Historic tax credits - cumulative	-

Less share of loss - three months ended March 31, 2010	-

Operating limited partnership impairment loss not recognized for tax purposes	-

Other	2,891,460

Investments in operating limited partnerships - as reported	$14,415,932

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE F - CASH EQUIVALENTS

Cash equivalents of $7,900,155 and $6,457,846 as of March 31, 2011 and 2010, respectively, include money market accounts with interest rates ranging from 0.20% to 0.80% per annum.

NOTE G - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions.  The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution.  At times, the balances may exceed these insurance limits; however, the Fund has not experienced any losses with respect to its balances in excess of FDIC insurance.  Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2011.

NOTE H - SUBSEQUENT EVENTS

Subsequent to March 31, 2011, the Fund has entered into agreements to either sell or transfer interests in three operating limited partnerships all of which closed by June 2011.  The sales prices and other terms for the disposition of the operating limited partnerships have been determined.  The proceeds received for these three operating limited partnerships were $1,014,287. The gain on the sales of these operating limited partnerships was $929,787 and was recognized in the first quarter of the fiscal year ended 2012.

NOTE I - FAIR VALUE OF FINANCIAL INSTRUMENTS

The Fund’s financial instruments relate to notes receivable and accounts payable - affiliates.  Management has not disclosed the fair value of these financial instruments because determination of such fair value is deemed to be impractical.  The notes receivable and accounts payable - affiliates are due from or owed to affiliates of the Fund.  The unique nature of these financial instruments makes determination of any fair value impractical. See notes B and D for disclosure of the carrying amount and terms of these financial instruments.