Form 10-K, Exhibit 13
period 2012-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2012-07-13
CIK 913778

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND IV L.P. -

SERIES 20 THROUGH SERIES 46

MARCH 31, 2012 AND 2011

Boston Capital Tax Credit Fund IV L.P. -

Series 20 through Series 46

Schedules not listed are omitted because of the absence of the conditions under which they are required or the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of

Boston Capital Tax Credit Fund IV L.P.

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund IV L.P. - Series 20 through Series 46, in total and for each series, as of March 31, 2012 and 2011, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2012. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain operating limited partnerships which investments represent $1,427,529 and $4,005,671 of the total partnership assets as of March 31, 2012 and 2011, respectively, and $58,569 and $(9,743), of the total partnership income (loss) for the years ended March 31, 2012 and 2011, respectively; of the assets for Series 20 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 20 for the years ended March 31, 2012 and 2011, $0 and $0, respectively; of the assets for Series 21 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 21 for the years ended March 31, 2012 and 2011, $0 and $0, respectively; of the assets for Series 22 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 22 for the years ended March 31, 2012 and 2011, $0 and $0, respectively; of the assets for Series 23 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 23 for the years ended March 31, 2012 and 2011, $0 and $0, respectively; of the assets for Series 24 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 24 for the years ended March 31, 2012 and 2011, $0 and $0, respectively; of the assets for Series 25 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 25 for the years ended March 31, 2012 and 2011, $0 and $0, respectively; of the assets for Series 26 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 26 for the years ended March 31, 2012 and 2011, $0 and $0, respectively; of the assets for Series 27 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 27 for the years ended March 31, 2012 and 2011, $0 and $6,794, respectively; of the assets for Series 28 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 28 for the years ended March 31, 2012 and 2011, $0 and $0, respectively; of the assets for Series 29 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 29 for the years ended March 31, 2012 and 2011, $0 and $0, respectively; of the assets for Series 30 as of March 31, 2011 and 2010, $0 and $0, respectively, and of the income (loss) for Series 30 for the years ended March 31, 2012 and 2011, $0 and $0, respectively; of the assets for Series 31 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 31 for the years ended March 31, 2012 and 2011, $0 and $0, respectively; of the assets for Series 32 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 32 for the years ended March 31, 2012 and 2011, $0 and $0, respectively; of the assets for Series 33 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 33 for the years ended March 31, 2012 and 2011, $0 and $12,616, respectively; of the assets for Series 34 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 34 for the years ended March 31, 2012 and 2011, $0 and $(50,405), respectively; of the assets for Series 35 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 35 for the years ended March 31, 2012 and 2011, $0 and $(32,094), respectively; of the assets for Series 36 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 36 for the years ended March 31, 2012 and 2011, $0 and $0, respectively; of the assets for Series 37 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 37 for the years ended March 31, 2012 and 2011, $0 and $0, respectively; of the assets for Series 38 as of March 31, 2012 and 2011, $0 and $5,286, respectively, and of the income (loss) for Series 38 for the years ended March 31, 2012 and 2011, $0 and $(43,310), respectively; of the assets for Series 39 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 39 for the years ended March 31, 2012 and 2011, $0 and $0, respectively; of the assets for Series 40 as of March 31, 2012 and 2011, $0 and $262,792, respectively, and of the income (loss) for Series 40 for the years ended March 31, 2012 and 2011, $0 and $(58,840), respectively; of the assets for Series 41 as of March 31, 2012 and 2011, $259,799 and $825,010, respectively, and of the income (loss) for Series 41 for the years ended March 31, 2012 and 2011, $(154,025) and $(157,292), respectively; of the assets for Series 42 as of March 31, 2012 and 2011, $490,652 and $1,023,374, respectively, and of the income (loss) for Series 42 for the years ended March 31, 2012 and 2011, $163,907 and $210,915, respectively; of the assets for Series 43 as of March 31, 2012 and 2011, $677,078 and $1,330,220, respectively, and of the income (loss) for Series 43 for the years ended March 31, 2012 and 2011, $48,687 and $136,200, respectively; of the assets for Series 44 as of March 31, 2012 and 2011, $0 and $558,989, respectively, and of the income (loss) for Series 44 for the years ended March 31, 2012 and 2011, $0 and $(34,327), respectively; of the assets for Series 45 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the (income) income (loss) for Series 45 for years ended March 31, 2012 and 2011, $0 and $0, respectively; and of the assets for Series 46 as of March 31, 2012 and 2011, $0 and $0, respectively, and of the income (loss) for Series 46 for the years ended March 31, 2012 and 2011, $0 and $0, respectively. Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.

F-3

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

F-4

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund IV L.P. - Series 20 through Series 46, in total and for each series, as of March 31, 2012 and 2011, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

REZNICK GROUP, P.C.

Bethesda, Maryland

July 13, 2012

F-5

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2012 and 2011

	Total
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$26,489,050	$47,231,216

OTHER ASSETS
Cash and cash equivalents	7,526,780	7,926,372
Notes receivable	69,698	69,698
Deferred acquisition costs, net of accumulated amortization	2,567,553	5,139,203
Other assets	180,995	200,011

	$36,834,076	$60,566,500

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$72,296	$184,088
Accounts payable - affiliates	54,365,790	51,518,653
Capital contributions payable	1,135,980	1,158,822

	55,574,066	52,861,563
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
83,651,080 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 issued and 83,646,580 and 83,649,080
outstanding at March 31, 2012 and 2011, respectively	(11,386,367)	14,794,108
General partner	(7,353,623)	(7,089,171)

	(18,739,990)	7,704,937

	$36,834,076	$60,566,500

(continued)

F-6

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 20
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	479,690	245,496
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$479,690	$245,496

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$27,500	$17,876
Accounts payable - affiliates	2,209,870	2,695,130
Capital contributions payable	-	-

	2,237,370	2,713,006
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
3,866,700 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 issued and 3,865,700 and 3,866,700
outstanding at March 31, 2012 and 2011, respectively	(1,431,851)	(2,134,583)
General partner	(325,829)	(332,927)

	(1,757,680)	(2,467,510)

	$479,690	$245,496

(continued)

F-7

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 21
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	244,322	338,841
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$244,322	$338,841

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$10,000	$8,020
Accounts payable - affiliates	1,411,079	1,585,039
Capital contributions payable	-	-

	1,421,079	1,593,059
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
1,892,700 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 issued and 1,890,700 and 1,890,700
outstanding at March 31, 2012 and 2011, respectively	(1,003,039)	(1,079,725)
General partner	(173,718)	(174,493)

	(1,176,757)	(1,254,218)

	$244,322	$338,841

(continued)

F-8

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 22
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	156,063	344,376
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	500	500

	$156,563	$344,876

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$12,501
Accounts payable - affiliates	3,025,264	3,001,623
Capital contributions payable	9,352	9,352

	3,034,616	3,023,476
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
2,564,400 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 at March 31, 2012 and 2011
issued and outstanding	(2,630,189)	(2,432,731)
General partner	(247,864)	(245,869)

	(2,878,053)	(2,678,600)

	$156,563	$344,876

(continued)

F-9

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 23
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	114,217	325,579
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$114,217	$325,579

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$19,800
Accounts payable - affiliates	2,427,842	2,443,015
Capital contributions payable	-	-

	2,427,842	2,462,815
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
3,336,727 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 at March 31, 2012 and 2011
issued and outstanding	(2,005,642)	(1,831,017)
General partner	(307,983)	(306,219)

	(2,313,625)	(2,137,236)

	$114,217	$325,579

(continued)

F-10

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 24
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	278,922	200,227
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$278,922	$200,227

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$5,000	$8,178
Accounts payable - affiliates	2,667,771	2,610,014
Capital contributions payable	9,999	9,999

	2,682,770	2,628,191
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
2,169,878 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 at March 31, 2012 and 2011
issued and outstanding	(2,194,512)	(2,218,387)
General partner	(209,336)	(209,577)

	(2,403,848)	(2,427,964)

	$278,922	$200,227

(continued)

F-11

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 25
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	492,120	562,226
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	1,250	1,250

	$493,370	$563,476

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$16,222	$55,386
Accounts payable - affiliates	914,217	2,155,199
Capital contributions payable	-	10,001

	930,439	2,220,586
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
3,026,109 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 issued and 3,025,609 and 3,026,109
outstanding at March 31, 2012 and 2011, respectively	(175,254)	(1,383,095)
General partner	(261,815)	(274,015)

	(437,069)	(1,657,110)

	$493,370	$563,476

(continued)

F-12

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 26
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	563,940	476,868
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	5,400	5,400

	$569,340	$482,268

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$5,101	$30,000
Accounts payable - affiliates	2,560,808	2,300,560
Capital contributions payable	14,490	14,490

	2,580,399	2,345,050
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
3,995,900 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 at March 31, 2012 and 2011
issued and outstanding	(1,650,695)	(1,503,901)
General partner	(360,364)	(358,881)

	(2,011,059)	(1,862,782)

	$569,340	$482,268

(continued)

F-13

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 27
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	312,310	550,614
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	65,391	130,783
Other assets	7,233	20,074

	$384,934	$701,471

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$10,000
Accounts payable - affiliates	2,175,083	2,195,499
Capital contributions payable	10,020	22,861

	2,185,103	2,228,360
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
2,460,700 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 at March 31, 2012 and 2011
issued and outstanding	(1,575,720)	(1,305,173)
General partner	(224,449)	(221,716)

	(1,800,169)	(1,526,889)

	$384,934	$701,471

(continued)

F-14

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 28
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	329,156	259,714
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	3,550	3,550

	$332,706	$263,264

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$5,070	$-
Accounts payable - affiliates	1,660,464	1,329,696
Capital contributions payable	40,968	40,968

	1,706,502	1,370,664
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
4,000,738 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 issued and 4,000,238 and 4,000,738
outstanding at March 31, 2012 and 2011, respectively	(1,016,310)	(752,578)
General partner	(357,486)	(354,822)

	(1,373,796)	(1,107,400)

	$332,706	$263,264

(continued)

F-15

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 29
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	246,671	214,315
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$246,671	$214,315

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	3,226,601	2,895,197
Capital contributions payable	10,197	10,197

	3,236,798	2,905,394
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
3,991,800 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 at March 31, 2012 and 2011
issued and outstanding	(2,621,579)	(2,325,521)
General partner	(368,548)	(365,558)

	(2,990,127)	(2,691,079)

	$246,671	$214,315

(continued)

F-16

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 30
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	304,531	421,530
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	500	6,675

	$305,031	$428,205

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$10,000
Accounts payable - affiliates	1,470,602	1,396,458
Capital contributions payable	127,396	127,396

	1,597,998	1,533,854
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
2,651,000 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 at March 31, 2012 and 2011
issued and outstanding	(1,052,981)	(867,536)
General partner	(239,986)	(238,113)

	(1,292,967)	(1,105,649)

	$305,031	$428,205

(continued)

F-17

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 31
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$31,776

OTHER ASSETS
Cash and cash equivalents	185,230	181,199
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	25,000	25,000

	$210,230	$237,975

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,711,114	2,346,962
Capital contributions payable	66,294	66,294

	2,777,408	2,413,256
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
4,417,857 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 at March 31, 2012 and 2011
issued and outstanding	(2,162,248)	(1,774,270)
General partner	(404,930)	(401,011)

	(2,567,178)	(2,175,281)

	$210,230	$237,975

(continued)

F-18

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 32
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$52,794

OTHER ASSETS
Cash and cash equivalents	429,921	495,360
Notes receivable	46,908	46,908
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$476,829	$595,062

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,634,439	2,411,011
Capital contributions payable	173,561	173,561

	2,808,000	2,584,572
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
4,754,198 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 issued and 4,753,698 and 4,754,195
outstanding at March 31, 2012 and 2011, respectively	(1,901,497)	(1,563,253)
General partner	(429,674)	(426,257)

	(2,331,171)	(1,989,510)

	$476,829	$595,062

(continued)

F-19

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 33
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	277,132	240,231
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$277,132	$240,231

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$3,403	$3,403
Accounts payable - affiliates	1,769,570	1,639,856
Capital contributions payable	69,154	69,154

	1,842,127	1,712,413
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
2,636,533 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 at March 31, 2012 and 2011
issued and outstanding	(1,323,565)	(1,231,680)
General partner	(241,430)	(240,502)

	(1,564,995)	(1,472,182)

	$277,132	$240,231

(continued)

F-20

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 34
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	14,637	64,486
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$14,637	$64,486

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	3,340,741	3,022,850
Capital contributions payable	-	-

	3,340,741	3,022,850
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
3,529,319 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 at March 31, 2012 and 2011
issued and outstanding	(2,992,453)	(2,628,390)
General partner	(333,651)	(329,974)

	(3,326,104)	(2,958,364)

	$14,637	$64,486

(continued)

F-21

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 35
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$93,491

OTHER ASSETS
Cash and cash equivalents	118,570	116,848
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$118,570	$210,339

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,842,062	1,613,702
Capital contributions payable	-	-

	1,842,062	1,613,702
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
3,300,463 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 at March 31, 2012 and 2011
issued and outstanding	(1,424,232)	(1,107,304)
General partner	(299,260)	(296,059)

	(1,723,492)	(1,403,363)

	$118,570	$210,339

(continued)

F-22

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 36
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$57,706

OTHER ASSETS
Cash and cash equivalents	159,780	133,266
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$159,780	$190,972

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,001,422	1,840,826
Capital contributions payable	-	-

	2,001,422	1,840,826
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
2,106,837 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,837 at March 31, 2012 and 201
issued and outstanding	(1,644,562)	(1,454,692)
General partner	(197,080)	(195,162)

	(1,841,642)	(1,649,854)

	$159,780	$190,972

(continued)

F-23

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 37
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$36,479

OTHER ASSETS
Cash and cash equivalents	378,738	346,391
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$378,738	$382,870

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,837,419	1,632,555
Capital contributions payable	138,438	138,438

	1,975,857	1,770,993
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
2,512,500 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 at March 31, 2012 and 2011
issued and outstanding	(1,365,584)	(1,158,678)
General partner	(231,535)	(229,445)

	(1,597,119)	(1,388,123)

	$378,738	$382,870

(continued)

F-24

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 38
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$30,033	$999,523

OTHER ASSETS
Cash and cash equivalents	224,156	235,617
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$254,189	$1,235,140

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,488,032	1,392,823
Capital contributions payable	-	-

	1,488,032	1,392,823
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC,
2,543,100 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 at March 31, 2012 and 2011
issued and outstanding	(1,003,220)	62,178
General partner	(230,623)	(219,861)

	(1,233,843)	(157,683)

	$254,189	$1,235,140

(continued)

F-25

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 39
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$127,952	$1,378,166

OTHER ASSETS
Cash and cash equivalents	182,356	187,805
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$310,308	$1,565,971

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,324,299	1,187,499
Capital contributions payable	-	-

	1,324,299	1,187,499
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,152 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,152 at March 31, 2012 and 2011 issued and outstanding	(807,409)	571,129
General partner	(206,582)	(192,657)

	(1,013,991)	378,472

	$310,308	$1,565,971

(continued)

F-26

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 40
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$307,320	$2,491,075

OTHER ASSETS
Cash and cash equivalents	81,751	109,745
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$389,071	$2,600,820

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,406,215	2,206,199
Capital contributions payable	102	102

	2,406,317	2,206,301
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 at March 31, 2012 and 2011 issued and outstanding	(1,772,130)	615,517
General partner	(245,116)	(220,998)

	(2,017,246)	394,519

	$389,071	$2,600,820

(continued)

F-27

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 41
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$892,598	$2,811,584

OTHER ASSETS
Cash and cash equivalents	194,350	215,834
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	226,608	458,451
Other assets	1,218	1,218

	$1,314,774	$3,487,087

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$8,924
Accounts payable - affiliates	2,656,140	2,418,072
Capital contributions payable	100	100

	2,656,240	2,427,096
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 at March 31, 2012 and 2011 issued and outstanding	(1,078,882)	1,298,560
General partner	(262,584)	(238,569)

	(1,341,466)	1,059,991

	$1,314,774	$3,487,087

(continued)

F-28

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 42
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,676,228	$3,740,801

OTHER ASSETS
Cash and cash equivalents	341,295	311,423
Notes receivable	22,790	22,790
Deferred acquisition costs, net of accumulated amortization	345,802	430,304
Other assets	51,003	51,003

	$2,437,118	$4,556,321

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,773,533	1,523,753
Capital contributions payable	73,433	73,433

	1,846,966	1,597,186
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 at March 31, 2012 and 2011 issued and outstanding	825,189	3,170,482
General partner	(235,037)	(211,347)

	590,152	2,959,135

	$2,437,118	$4,556,321

(continued)

F-29

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 43
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$4,021,942	$6,613,148

OTHER ASSETS
Cash and cash equivalents	226,214	234,982
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	333,960	593,492
Other assets	85,341	85,341

	$4,667,457	$7,526,963

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,959,668	1,704,370
Capital contributions payable	121,112	121,112

	2,080,780	1,825,482
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 at March 31, 2012 and 2011 issued and outstanding	2,882,332	5,965,988
General partner	(295,655)	(264,507)

	2,586,677	5,701,481

	$4,667,457	$7,526,963

(continued)

F-30

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 44
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$2,365,868	$5,205,103

OTHER ASSETS
Cash and cash equivalents	423,458	395,938
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	1,413,990	1,696,790
Other assets	-	-

	$4,203,316	$7,297,831

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,093,203	808,505
Capital contributions payable	254,640	254,640

	1,347,843	1,063,145
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,193 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,193 at March 31, 2012 and 2011 issued and outstanding	3,064,367	6,409,788
General partner	(208,894)	(175,102)

	2,855,473	6,234,686

	$4,203,316	$7,297,831

(continued)

F-31

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 45
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$8,228,807	$12,086,770

OTHER ASSETS
Cash and cash equivalents	462,109	425,893
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	89,078	1,638,551
Other assets	-	-

	$8,779,994	$14,151,214

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,000,557	633,993
Capital contributions payable	16,724	16,724

	1,017,281	650,717
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 at March 31, 2012 and 2011 issued and outstanding	8,038,748	13,719,154
General partner	(276,035)	(218,657)

	7,762,713	13,500,497

	$8,779,994	$14,151,214

(continued)

F-32

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 46
	2012	2011
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$8,838,302	$11,632,800

OTHER ASSETS
Cash and cash equivalents	305,141	291,568
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	92,724	190,832
Other assets	-	-

	$9,236,167	$12,115,200

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	777,775	528,247
Capital contributions payable	-	-

	777,775	528,247
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 at March 31, 2012 and 2011 issued and outstanding	8,636,551	11,733,826
General partner	(178,159)	(146,873)

	8,458,392	11,586,953

	$9,236,167	$12,115,200

(see notes to financial statements)

F-33

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

Years ended March 31, 2012 and 2011

	Total
	2012	2011
Income
Interest income	$29,891	$137,688
Miscellaneous	475,884	607,819

	505,775	745,507

Share of income (losses) from operating limited
partnerships *	(3,024,768)	(3,954,019)

Expenses and loss
Fund management fee	5,052,521	5,297,336
Amortization	976,537	1,786,355
General and administrative expenses	507,411	576,759
Professional fees	696,658	711,340
Impairment loss	16,692,807	23,038,128

	23,925,934	31,409,918

NET INCOME (LOSS)	$(26,444,927)	$(34,618,430)

Net income (loss) allocated to general partner	$(264,452)	$(346,184)

Net income (loss) allocated to limited partners	$(26,180,475)	$(34,272,246)

Net income (loss) per BAC	$(0.31)	$(0.41)

* Includes $2,427,719 and $4,781,533, respectively, in 2012 and 2011 from gain/(loss) on disposal of operating limited partnership.

(continued)

F-34

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 20
	2012	2011
Income
Interest income	$1,642	$3,664
Miscellaneous	760	82,647

	2,402	86,311

Share of income (losses) from operating limited
partnerships *	852,350	921,489

Expenses and loss
Fund management fee	101,267	164,780
Amortization	-	-
General and administrative expenses	19,364	23,592
Professional fees	24,291	37,188
Impairment loss	-	-

	144,922	225,560

NET INCOME (LOSS)	$709,830	$782,240

Net income (loss) allocated to general partner	$7,098	$7,822

Net income (loss) allocated to limited partners	$702,732	$774,418

Net income (loss) per BAC	$0.18	$0.20

* Includes $852,350 and $921,489, respectively, in 2012 and 2011 from gain/(loss) on disposal of operating limited partnership.

(continued)

F-35

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 21
	2012	2011
Income
Interest income	$980	$1,051
Miscellaneous	7,046	1,538

	8,026	2,589

Share of income (losses) from operating limited
partnerships *	118,002	25,729

Expenses and loss
Fund management fee	16,783	(3,588)
Amortization	-	-
General and administrative expenses	14,280	16,262
Professional fees	17,504	25,936
Impairment loss	-	-

	48,567	38,610

NET INCOME (LOSS)	$77,461	$(10,292)

Net income (loss) allocated to general partner	$775	$(103)

Net income (loss) allocated to limited partners	$76,686	$(10,189)

Net income (loss) per BAC	$0.04	$(0.01)

* Includes $118,002 and $25,729, respectively, in 2012 and 2011 from gain/(loss) on disposal of operating limited partnership.

(continued)

F-36

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 22
	2012	2011
Income
Interest income	$315	$357
Miscellaneous	9,352	15,840

	9,667	16,197

Share of income (losses) from operating limited
partnerships *	-	754,900

Expenses and loss
Fund management fee	164,875	182,982
Amortization	-	-
General and administrative expenses	17,181	19,193
Professional fees	27,064	27,686
Impairment loss	-	-

	209,120	229,861

NET INCOME (LOSS)	$(199,453)	$541,236

Net income (loss) allocated to general partner	$(1,995)	$5,412

Net income (loss) allocated to limited partners	$(197,458)	$535,824

Net income (loss) per BAC	$(0.08)	$0.21

* Includes $- and $754,900, respectively, in 2012 and 2011 from gain/(loss) on disposal of operating limited partnership.

(continued)

F-37

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 23
	2012	2011
Income
Interest income	$352	$697
Miscellaneous	10,135	114,766

	10,487	115,463

Share of income (losses) from operating limited
partnerships *	-	688,724

Expenses and loss
Fund management fee	137,115	141,628
Amortization	-	-
General and administrative expenses	18,693	25,904
Professional fees	31,068	26,264
Impairment loss	-	-

	186,876	193,796

NET INCOME (LOSS)	$(176,389)	$610,391

Net income (loss) allocated to general partner	$(1,764)	$6,104

Net income (loss) allocated to limited partners	$(174,625)	$604,287

Net income (loss) per BAC	$(0.05)	$0.18

* Includes $- and $688,724, respectively, in 2012 and 2011 from gain/(loss) on disposal of operating limited partnership.

(continued)

F-38

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 24
	2012	2011
Income
Interest income	$1,106	$1,467
Miscellaneous	42,091	88,954

	43,197	90,421

Share of income (losses) from operating limited
partnerships *	139,151	-

Expenses and loss
Fund management fee	117,357	162,294
Amortization	-	-
General and administrative expenses	15,729	18,356
Professional fees	25,146	27,085
Impairment loss	-	-

	158,232	207,735

NET INCOME (LOSS)	$24,116	$(117,314)

Net income (loss) allocated to general partner	$241	$(1,173)

Net income (loss) allocated to limited partners	$23,875	$(116,141)

Net income (loss) per BAC	$0.01	$(0.05)

* Includes $139,151 and $-, respectively, in 2012 and 2011 from gain/(loss) on disposal of operating limited partnership.

(continued)

F-39

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 25
	2012	2011
Income
Interest income	$2,918	$3,185
Miscellaneous	70,827	170,778

	73,745	173,963

Share of income (losses) from operating limited
partnerships *	1,215,347	469,513

Expenses and loss
Fund management fee	28,664	158,216
Amortization	-	-
General and administrative expenses	17,120	20,742
Professional fees	23,267	24,441
Impairment loss	-	-

	69,051	203,399

NET INCOME (LOSS)	$1,220,041	$440,077

Net income (loss) allocated to general partner	$12,200	$4,401

Net income (loss) allocated to limited partners	$1,207,841	$435,676

Net income (loss) per BAC	$0.40	$0.14

* Includes $1,215,347 and $469,513, respectively, in 2012 and 2011 from gain/(loss) on disposal of operating limited partnership.

(continued)

F-40

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 26
	2012	2011
Income
Interest income	$794	$1,217
Miscellaneous	157,922	26,680

	158,716	27,897

Share of income (losses) from operating limited
partnerships *	44,244	1,451,966

Expenses and loss
Fund management fee	293,043	274,363
Amortization	-	-
General and administrative expenses	20,943	25,779
Professional fees	37,251	38,952
Impairment loss	-	-

	351,237	339,094

NET INCOME (LOSS)	$(148,277)	$1,140,769

Net income (loss) allocated to general partner	$(1,483)	$11,408

Net income (loss) allocated to limited partners	$(146,794)	$1,129,361

Net income (loss) per BAC	$(0.04)	$0.28

* Includes $44,244 and $1,451,966, respectively, in 2012 and 2011 from gain/(loss) on disposal of operating limited partnership.

(continued)

F-41

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 27
	2012	2011
Income
Interest income	$1,248	$1,478
Miscellaneous	20,283	11,791

	21,531	13,269

Share of income (losses) from operating limited
partnerships *	-	(676,060)

Expenses and loss
Fund management fee	192,567	242,040
Amortization	65,392	68,492
General and administrative expenses	15,672	16,798
Professional fees	21,180	21,215
Impairment loss	-	24,309

	294,811	372,854

NET INCOME (LOSS)	$(273,280)	$(1,035,645)

Net income (loss) allocated to general partner	$(2,733)	$(10,356)

Net income (loss) allocated to limited partners	$(270,547)	$(1,025,289)

Net income (loss) per BAC	$(0.11)	$(0.42)

* Includes $- and $(682,853), respectively, in 2012 and 2011 from gain/(loss) on disposal of operating limited partnership.

(continued)

F-42

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 28
	2012	2011
Income
Interest income	$1,719	$3,842
Miscellaneous	34,420	28,868

	36,139	32,710

Share of income (losses) from operating limited
partnerships *	37,059	-

Expenses and loss
Fund management fee	293,175	269,189
Amortization	-	-
General and administrative expenses	19,488	23,318
Professional fees	26,931	27,112
Impairment loss	-	-

	339,594	319,619

NET INCOME (LOSS)	$(266,396)	$(286,909)

Net income (loss) allocated to general partner	$(2,664)	$(2,869)

Net income (loss) allocated to limited partners	$(263,732)	$(284,040)

Net income (loss) per BAC	$(0.07)	$(0.07)

* Includes $37,059 and $-, respectively, in 2012 and 2011 from gain/(loss) on disposal of operating limited partnership.

(continued)

F-43

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 29
	2012	2011
Income
Interest income	$1,166	$1,709
Miscellaneous	17,029	12,038

	18,195	13,747

Share of income (losses) from operating limited
partnerships	-	(24,395)

Expenses and loss
Fund management fee	258,261	283,476
Amortization	-	28,950
General and administrative expenses	19,728	23,550
Professional fees	39,254	30,185
Impairment loss	-	-

	317,243	366,161

NET INCOME (LOSS)	$(299,048)	$(376,809)

Net income (loss) allocated to general partner	$(2,990)	$(3,768)

Net income (loss) allocated to limited partners	$(296,058)	$(373,041)

Net income (loss) per BAC	$(0.07)	$(0.09)

(continued)

F-44

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 30
	2012	2011
Income
Interest income	$1,764	$3,780
Miscellaneous	2,165	2,535

	3,929	6,315

Share of income (losses) from operating limited
partnerships *	-	83,888

Expenses and loss
Fund management fee	152,732	167,720
Amortization	-	26,275
General and administrative expenses	15,251	18,424
Professional fees	23,264	23,469
Impairment loss	-	15,589

	191,247	251,477

NET INCOME (LOSS)	$(187,318)	$(161,274)

Net income (loss) allocated to general partner	$(1,873)	$(1,613)

Net income (loss) allocated to limited partners	$(185,445)	$(159,661)

Net income (loss) per BAC	$(0.07)	$(0.06)

* Includes $- and $151,341, respectively, in 2012 and 2011 from gain/(loss) on disposal of operating limited partnership.

(continued)

F-45

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 31
	2012	2011
Income
Interest income	$963	$2,172
Miscellaneous	8,648	2,107

	9,611	4,279

Share of income (losses) from operating limited
partnerships	-	156,023

Expenses and loss
Fund management fee	322,878	301,200
Amortization	-	-
General and administrative expenses	19,655	23,490
Professional fees	27,199	29,342
Impairment loss	31,776	166,611

	401,508	520,643

NET INCOME (LOSS)	$(391,897)	$(360,341)

Net income (loss) allocated to general partner	$(3,919)	$(3,603)

Net income (loss) allocated to limited partners	$(387,978)	$(356,738)

Net income (loss) per BAC	$(0.09)	$(0.08)

(continued)

F-46

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 32
	2012	2011
Income
Interest income	$1,975	$3,923
Miscellaneous	1,799	6,262

	3,774	10,185

Share of income (losses) from operating limited
partnerships *	(40,621)	186,600

Expenses and loss
Fund management fee	248,887	253,986
Amortization	-	-
General and administrative expenses	19,513	23,608
Professional fees	24,241	27,583
Impairment loss	12,173	272,560

	304,814	577,737

NET INCOME (LOSS)	$(341,661)	$(380,952)

Net income (loss) allocated to general partner	$(3,417)	$(3,810)

Net income (loss) allocated to limited partners	$(338,244)	$(377,142)

Net income (loss) per BAC	$(0.07)	$(0.08)

* Includes $- and $559,998, respectively, in 2012 and 2011 from gain/(loss) on disposal of operating limited partnership.

(continued)

F-47

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 33
	2012	2011
Income
Interest income	$1,086	$1,521
Miscellaneous	4,650	4,452

	5,736	5,973

Share of income (losses) from operating limited
partnerships *	21,566	(52,927)

Expenses and loss
Fund management fee	84,495	117,876
Amortization	-	-
General and administrative expenses	17,132	19,102
Professional fees	18,488	20,657
Impairment loss	-	37,226

	120,115	194,861

NET INCOME (LOSS)	$(92,813)	$(241,815)

Net income (loss) allocated to general partner	$(928)	$(2,418)

Net income (loss) allocated to limited partners	$(91,885)	$(239,397)

Net income (loss) per BAC	$(0.03)	$(0.09)

* Includes $21,566 and $60,000, respectively, in 2012 and 2011 from gain/(loss) on disposal of operating limited partnership.

(continued)

F-48

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 34
	2012	2011
Income
Interest income	$55	$182
Miscellaneous	22,853	1,539

	22,908	1,721

Share of income (losses) from operating limited
partnerships	(83,056)	(227,070)

Expenses and loss
Fund management fee	259,042	279,042
Amortization	-	224,375
General and administrative expenses	19,505	21,853
Professional fees	29,045	21,047
Impairment loss	-	225,080

	307,592	771,397

NET INCOME (LOSS)	$(367,740)	$(996,746)

Net income (loss) allocated to general partner	$(3,677)	$(9,967)

Net income (loss) allocated to limited partners	$(364,063)	$(986,779)

Net income (loss) per BAC	$(0.10)	$(0.28)

(continued)

F-49

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 35
	2012	2011
Income
Interest income	$256	$831
Miscellaneous	3,475	4,094

	3,731	4,925

Share of income (losses) from operating limited
partnerships	(78,017)	(609,403)

Expenses and loss
Fund management fee	186,375	203,016
Amortization	-	72,288
General and administrative expenses	19,072	21,224
Professional fees	24,922	19,441
Impairment loss	15,474	2,017,720

	245,843	2,333,689

NET INCOME (LOSS)	$(320,129)	$(2,938,167)

Net income (loss) allocated to general partner	$(3,201)	$(29,382)

Net income (loss) allocated to limited partners	$(316,928)	$(2,908,785)

Net income (loss) per BAC	$(0.10)	$(0.88)

(continued)

F-50

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 36
	2012	2011
Income
Interest income	$252	$673
Miscellaneous	18,309	-

	18,561	673

Share of income (losses) from operating limited
partnerships	(54,048)	(336,138)

Expenses and loss
Fund management fee	120,118	153,365
Amortization	-	-
General and administrative expenses	16,713	17,888
Professional fees	19,470	19,270
Impairment loss	-	1,405,263

	156,301	1,595,786

NET INCOME (LOSS)	$(191,788)	$(1,931,251)

Net income (loss) allocated to general partner	$(1,918)	$(19,313)

Net income (loss) allocated to limited partners	$(189,870)	$(1,911,938)

Net income (loss) per BAC	$(0.09)	$(0.91)

(continued)

F-51

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 37
	2012	2011
Income
Interest income	$1,646	$3,602
Miscellaneous	41,499	-

	43,145	3,602

Share of income (losses) from operating limited
partnerships	(32,821)	(228,964)

Expenses and loss
Fund management fee	186,346	184,364
Amortization	-	118,248
General and administrative expenses	16,854	18,635
Professional fees	16,120	15,990
Impairment loss	-	1,324,065

	219,320	1,661,302

NET INCOME (LOSS)	$(208,996)	$(1,886,664)

Net income (loss) allocated to general partner	$(2,090)	$(18,867)

Net income (loss) allocated to limited partners	$(206,906)	$(1,867,797)

Net income (loss) per BAC	$(0.08)	$(0.74)

(continued)

F-52

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 38
	2012	2011
Income
Interest income	$399	$940
Miscellaneous	2,000	-

	2,399	940

Share of income (losses) from operating limited
partnerships	(131,305)	(564,465)

Expenses and loss
Fund management fee	141,498	145,865
Amortization	-	13,960
General and administrative expenses	17,927	19,375
Professional fees	19,660	18,966
Impairment loss	768,169	2,180,548

	947,254	2,378,714

NET INCOME (LOSS)	$(1,076,160)	$(2,942,239)

Net income (loss) allocated to general partner	$(10,762)	$(29,422)

Net income (loss) allocated to limited partners	$(1,065,398)	$(2,912,817)

Net income (loss) per BAC	$(0.42)	$(1.15)

(continued)

F-53

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 39
	2012	2011
Income
Interest income	$1,421	$2,845
Miscellaneous	-	-

	1,421	2,845

Share of income (losses) from operating limited
partnerships	(367,461)	(890,369)

Expenses and loss
Fund management fee	122,665	111,465
Amortization	-	11,116
General and administrative expenses	16,878	18,112
Professional fees	19,415	18,313
Impairment loss	867,465	1,711,047

	1,026,423	1,870,053

NET INCOME (LOSS)	$(1,392,463)	$(2,757,577)

Net income (loss) allocated to general partner	$(13,925)	$(27,576)

Net income (loss) allocated to limited partners	$(1,378,538)	$(2,730,001)

Net income (loss) per BAC	$(0.60)	$(1.19)

(continued)

F-54

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 40
	2012	2011
Income
Interest income	$196	$649
Miscellaneous	-	-

	196	649

Share of income (losses) from operating limited
partnerships	(350,722)	(601,594)

Expenses and loss
Fund management fee	185,311	179,279
Amortization	-	53,036
General and administrative expenses	17,907	20,102
Professional fees	24,988	24,711
Impairment loss	1,833,033	1,870,900

	2,061,239	2,148,028

NET INCOME (LOSS)	$(2,411,765)	$(2,748,973)

Net income (loss) allocated to general partner	$(24,118)	$(27,490)

Net income (loss) allocated to limited partners	$(2,387,647)	$(2,721,483)

Net income (loss) per BAC	$(0.91)	$(1.03)

(continued)

F-55

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 41
	2012	2011
Income
Interest income	$1,065	$1,435
Miscellaneous	-	32,502

	1,065	33,937

Share of income (losses) from operating limited
partnerships *	(717,992)	(302,783)

Expenses and loss
Fund management fee	214,742	184,032
Amortization	152,816	222,512
General and administrative expenses	20,718	22,718
Professional fees	28,544	27,285
Impairment loss	1,267,710	1,300,406

	1,684,530	1,756,953

NET INCOME (LOSS)	$(2,401,457)	$(2,025,799)

Net income (loss) allocated to general partner	$(24,015)	$(20,258)

Net income (loss) allocated to limited partners	$(2,377,442)	$(2,005,541)

Net income (loss) per BAC	$(0.82)	$(0.69)

* Includes $- and $380,726, respectively, in 2012 and 2011 from gain/(loss) on disposal of operating limited partnership.

(continued)

F-56

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 42
	2012	2011
Income
Interest income	$603	$7,667
Miscellaneous	621	218

	1,224	7,885

Share of income (losses) from operating limited
partnerships	(453,445)	(347,607)

Expenses and loss
Fund management fee	204,470	130,906
Amortization	71,717	99,384
General and administrative expenses	21,441	23,194
Professional fees	31,771	32,586
Impairment loss	1,587,363	1,711,651

	1,916,762	1,997,721

NET INCOME (LOSS)	$(2,368,983)	$(2,337,443)

Net income (loss) allocated to general partner	$(23,690)	$(23,374)

Net income (loss) allocated to limited partners	$(2,345,293)	$(2,314,069)

Net income (loss) per BAC	$(0.85)	$(0.84)

(continued)

F-57

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 43
	2012	2011
Income
Interest income	$623	$1,966
Miscellaneous	-	25

	623	1,991

Share of income (losses) from operating limited
partnerships	(491,020)	(503,263)

Expenses and loss
Fund management fee	267,852	187,208
Amortization	98,916	247,749
General and administrative expenses	22,433	24,829
Professional fees	34,034	35,621
Impairment loss	2,201,172	2,993,098

	2,624,407	3,488,505

NET INCOME (LOSS)	$(3,114,804)	$(3,989,777)

Net income (loss) allocated to general partner	$(31,148)	$(39,898)

Net income (loss) allocated to limited partners	$(3,083,656)	$(3,949,879)

Net income (loss) per BAC	$(0.85)	$(1.09)

(continued)

F-58

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 44
	2012	2011
Income
Interest income	$1,351	$78,270
Miscellaneous	-	25

	1,351	78,295

Share of income (losses) from operating limited
partnerships	(698,324)	(1,281,159)

Expenses and loss
Fund management fee	201,750	267,673
Amortization	282,800	283,982
General and administrative expenses	20,188	20,415
Professional fees	21,491	31,133
Impairment loss	2,156,011	1,396,160

	2,682,240	1,999,363

NET INCOME (LOSS)	$(3,379,213)	$(3,202,227)

Net income (loss) allocated to general partner	$(33,792)	$(32,022)

Net income (loss) allocated to limited partners	$(3,345,421)	$(3,170,205)

Net income (loss) per BAC	$(1.24)	$(1.17)

(continued)

F-59

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 45
	2012	2011
Income
Interest income	$2,054	$4,018
Miscellaneous	-	25

	2,054	4,043

Share of income (losses) from operating limited
partnerships	(1,247,995)	(1,187,195)

Expenses and loss
Fund management fee	318,236	341,411
Amortization	273,092	273,092
General and administrative expenses	25,447	27,606
Professional fees	36,595	35,839
Impairment loss	3,838,473	2,445,786

	4,491,843	3,123,734

NET INCOME (LOSS)	$(5,737,784)	$(4,306,886)

Net income (loss) allocated to general partner	$(57,378)	$(43,069)

Net income (loss) allocated to limited partners	$(5,680,406)	$(4,263,817)

Net income (loss) per BAC	$(1.42)	$(1.06)

(continued)

F-60

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 46
	2012	2011
Income
Interest income	$1,942	$4,547
Miscellaneous	-	135

	1,942	4,682

Share of income (losses) from operating limited
partnerships	(705,660)	(859,459)

Expenses and loss
Fund management fee	232,017	213,548
Amortization	31,804	42,896
General and administrative expenses	22,579	22,690
Professional fees	24,455	24,023
Impairment loss	2,113,988	1,940,109

	2,424,843	2,243,266

NET INCOME (LOSS)	$(3,128,561)	$(3,098,043)

Net income (loss) allocated to general partner	$(31,286)	$(30,980)

Net income (loss) allocated to limited partners	$(3,097,275)	$(3,067,063)

Net income (loss) per BAC	$(1.04)	$(1.03)

(see notes to financial statements)

F-61

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2012 and 2011

Total	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$49,066,354	$(6,742,987)	$42,323,367

Net income (loss)	(34,272,246)	(346,184)	(34,618,430)

Partners’ capital (deficit), March 31, 2011	14,794,108	(7,089,171)	7,704,937

Net income (loss)	(26,180,475)	(264,452)	(26,444,927)

Partners’ capital (deficit), March 31, 2012	$(11,386,367)	$(7,353,623)	$(18,739,990)

(continued)

F-62

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 20	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$(2,909,001)	$(340,749)	$(3,249,750)

Net income (loss)	774,418	7,822	782,240

Partners’ capital (deficit), March 31, 2011	(2,134,583)	(332,927)	(2,467,510)

Net income (loss)	702,732	7,098	709,830

Partners’ capital (deficit), March 31, 2012	$(1,431,851)	$(325,829)	$(1,757,680)

(continued)

F-63

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 21	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$(1,069,536)	$(174,390)	$(1,243,926)

Net income (loss)	(10,189)	(103)	(10,292)

Partners’ capital (deficit), March 31, 2011	(1,079,725)	(174,493)	(1,254,218)

Net income (loss)	76,686	775	77,461

Partners’ capital (deficit), March 31, 2012	$(1,003,039)	$(173,718)	$(1,176,757)

(continued)

F-64

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 22	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$(2,968,555)	$(251,281)	$(3,219,836)

Net income (loss)	535,824	5,412	541,236

Partners’ capital (deficit), March 31, 2011	(2,432,731)	(245,869)	(2,678,600)

Net income (loss)	(197,458)	(1,995)	(199,453)

Partners’ capital (deficit), March 31, 2012	$(2,630,189)	$(247,864)	$(2,878,053)

(continued)

F-65

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 23	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$(2,435,304)	$(312,323)	$(2,747,627)

Net income (loss)	604,287	6,104	610,391

Partners’ capital (deficit), March 31, 2011	(1,831,017)	(306,219)	(2,137,236)

Net income (loss)	(174,625)	(1,764)	(176,389)

Partners’ capital (deficit), March 31, 2012	$(2,005,642)	$(307,983)	$(2,313,625)

(continued)

F-66

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 24	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$(2,102,246)	$(208,404)	$(2,310,650)

Net income (loss)	(116,141)	(1,173)	(117,314)

Partners’ capital (deficit), March 31, 2011	(2,218,387)	(209,577)	(2,427,964)

Net income (loss)	23,875	241	24,116

Partners’ capital (deficit), March 31, 2012	$(2,194,512)	$(209,336)	$(2,403,848)

(continued)

F-67

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 25	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$(1,818,771)	$(278,416)	$(2,097,187)

Net income (loss)	435,676	4,401	440,077

Partners’ capital (deficit), March 31, 2011	(1,383,095)	(274,015)	(1,657,110)

Net income (loss)	1,207,841	12,200	1,220,041

Partners’ capital (deficit), March 31, 2012	$(175,254)	$(261,815)	$(437,069)

(continued)

F-68

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 26	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$(2,633,262)	$(370,289)	$(3,003,551)

Net income (loss)	1,129,361	11,408	1,140,769

Partners’ capital (deficit), March 31, 2011	(1,503,901)	(358,881)	(1,862,782)

Net income (loss)	(146,794)	(1,483)	(148,277)

Partners’ capital (deficit), March 31, 2012	$(1,650,695)	$(360,364)	$(2,011,059)

(continued)

F-69

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 27	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$(279,884)	$(211,360)	$(491,244)

Net income (loss)	(1,025,289)	(10,356)	(1,035,645)

Partners’ capital (deficit), March 31, 2011	(1,305,173)	(221,716)	(1,526,889)

Net income (loss)	(270,547)	(2,733)	(273,280)

Partners’ capital (deficit), March 31, 2012	$(1,575,720)	$(224,449)	$(1,800,169)

(continued)

F-70

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 28	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$(468,538)	$(351,953)	$(820,491)

Net income (loss)	(284,040)	(2,869)	(286,909)

Partners’ capital (deficit), March 31, 2011	(752,578)	(354,822)	(1,107,400)

Net income (loss)	(263,732)	(2,664)	(266,396)

Partners’ capital (deficit), March 31, 2012	$(1,016,310)	$(357,486)	$(1,373,796)

(continued)

F-71

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 29	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$(1,952,480)	$(361,790)	$(2,314,270)

Net income (loss)	(373,041)	(3,768)	(376,809)

Partners’ capital (deficit), March 31, 2011	(2,325,521)	(365,558)	(2,691,079)

Net income (loss)	(296,058)	(2,990)	(299,048)

Partners’ capital (deficit), March 31, 2012	$(2,621,579)	$(368,548)	$(2,990,127)

(continued)

F-72

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 30	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$(707,875)	$(236,500)	$(944,375)

Net income (loss)	(159,661)	(1,613)	(161,274)

Partners’ capital (deficit), March 31, 2011	(867,536)	(238,113)	(1,105,649)

Net income (loss)	(185,445)	(1,873)	(187,318)

Partners’ capital (deficit), March 31, 2012	$(1,052,981)	$(239,986)	$(1,292,967)

(continued)

F-73

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 31	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$(1,417,532)	$(397,408)	$(1,814,940)

Net income (loss)	(356,738)	(3,603)	(360,341)

Partners’ capital (deficit), March 31, 2011	(1,774,270)	(401,011)	(2,175,281)

Net income (loss)	(387,978)	(3,919)	(391,897)

Partners’ capital (deficit), March 31, 2012	$(2,162,248)	$(404,930)	$(2,567,178)

(continued)

F-74

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 32	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$(1,186,111)	$(422,447)	$(1,608,558)

Net income (loss)	(377,142)	(3,810)	(380,952)

Partners’ capital (deficit), March 31, 2011	(1,563,253)	(426,257)	(1,989,510)

Net income (loss)	(338,244)	(3,417)	(341,661)

Partners’ capital (deficit), March 31, 2012	$(1,901,497)	$(429,674)	$(2,331,171)

(continued)

F-75

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 33	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$(992,283)	$(238,084)	$(1,230,367)

Net income (loss)	(239,397)	(2,418)	(241,815)

Partners’ capital (deficit), March 31, 2011	(1,231,680)	(240,502)	(1,472,182)

Net income (loss)	(91,885)	(928)	(92,813)

Partners’ capital (deficit), March 31, 2012	$(1,323,565)	$(241,430)	$(1,564,995)

(continued)

F-76

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 34	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$(1,641,611)	$(320,007)	$(1,961,618)

Net income (loss)	(986,779)	(9,967)	(996,746)

Partners’ capital (deficit), March 31, 2011	(2,628,390)	(329,974)	(2,958,364)

Net income (loss)	(364,063)	(3,677)	(367,740)

Partners’ capital (deficit), March 31, 2012	$(2,992,453)	$(333,651)	$(3,326,104)

(continued)

F-77

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 35	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$1,801,481	$(266,677)	$1,534,804

Net income (loss)	(2,908,785)	(29,382)	(2,938,167)

Partners’ capital (deficit), March 31, 2011	(1,107,304)	(296,059)	(1,403,363)

Net income (loss)	(316,928)	(3,201)	(320,129)

Partners’ capital (deficit), March 31, 2012	$(1,424,232)	$(299,260)	$(1,723,492)

(continued)

F-78

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 36	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$457,246	$(175,849)	$281,397

Net income (loss)	(1,911,938)	(19,313)	(1,931,251)

Partners’ capital (deficit), March 31, 2011	(1,454,692)	(195,162)	(1,649,854)

Net income (loss)	(189,870)	(1,918)	(191,788)

Partners’ capital (deficit), March 31, 2012	$(1,644,562)	$(197,080)	$(1,841,642)

(continued)

F-79

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 37	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$709,119	$(210,578)	$498,541

Net income (loss)	(1,867,797)	(18,867)	(1,886,664)

Partners’ capital (deficit), March 31, 2011	(1,158,678)	(229,445)	(1,388,123)

Net income (loss)	(206,906)	(2,090)	(208,996)

Partners’ capital (deficit), March 31, 2012	$(1,365,584)	$(231,535)	$(1,597,119)

(continued)

F-80

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 38	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$2,974,995	$(190,439)	$2,784,556

Net income (loss)	(2,912,817)	(29,422)	(2,942,239)

Partners’ capital (deficit), March 31, 2011	62,178	(219,861)	(157,683)

Net income (loss)	(1,065,398)	(10,762)	(1,076,160)

Partners’ capital (deficit), March 31, 2012	$(1,003,220)	$(230,623)	$(1,233,843)

(continued)

F-81

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 39	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$3,301,130	$(165,081)	$3,136,049

Net income (loss)	(2,730,001)	(27,576)	(2,757,577)

Partners’ capital (deficit), March 31, 2011	571,129	(192,657)	378,472

Net income (loss)	(1,378,538)	(13,925)	(1,392,463)

Partners’ capital (deficit), March 31, 2012	$(807,409)	$(206,582)	$(1,013,991)

(continued)

F-82

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 40	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$3,337,000	$(193,508)	$3,143,492

Net income (loss)	(2,721,483)	(27,490)	(2,748,973)

Partners’ capital (deficit), March 31, 2011	615,517	(220,998)	394,519

Net income (loss)	(2,387,647)	(24,118)	(2,411,765)

Partners’ capital (deficit), March 31, 2012	$(1,772,130)	$(245,116)	$(2,017,246)

(continued)

F-83

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 41	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$3,304,101	$(218,311)	$3,085,790

Net income (loss)	(2,005,541)	(20,258)	(2,025,799)

Partners’ capital (deficit), March 31, 2011	1,298,560	(238,569)	1,059,991

Net income (loss)	(2,377,442)	(24,015)	(2,401,457)

Partners’ capital (deficit), March 31, 2012	$(1,078,882)	$(262,584)	$(1,341,466)

(continued)

F-84

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 42	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$5,484,551	$(187,973)	$5,296,578

Net income (loss)	(2,314,069)	(23,374)	(2,337,443)

Partners’ capital (deficit), March 31, 2011	3,170,482	(211,347)	2,959,135

Net income (loss)	(2,345,293)	(23,690)	(2,368,983)

Partners’ capital (deficit), March 31, 2012	$825,189	$(235,037)	$590,152

(continued)

F-85

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 43	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$9,915,867	$(224,609)	$9,691,258

Net income (loss)	(3,949,879)	(39,898)	(3,989,777)

Partners’ capital (deficit), March 31, 2011	5,965,988	(264,507)	5,701,481

Net income (loss)	(3,083,656)	(31,148)	(3,114,804)

Partners’ capital (deficit), March 31, 2012	$2,882,332	$(295,655)	$2,586,677

(continued)

F-86

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 44	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$9,579,993	$(143,080)	$9,436,913

Net income (loss)	(3,170,205)	(32,022)	(3,202,227)

Partners’ capital (deficit), March 31, 2011	6,409,788	(175,102)	6,234,686

Net income (loss)	(3,345,421)	(33,792)	(3,379,213)

Partners’ capital (deficit), March 31, 2012	$3,064,367	$(208,894)	$2,855,473

(continued)

F-87

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 45	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$17,982,971	$(175,588)	$17,807,383

Net income (loss)	(4,263,817)	(43,069)	(4,306,886)

Partners’ capital (deficit), March 31, 2011	13,719,154	(218,657)	13,500,497

Net income (loss)	(5,680,406)	(57,378)	(5,737,784)

Partners’ capital (deficit), March 31, 2012	$8,038,748	$(276,035)	$7,762,713

(continued)

F-88

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 46	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2010	$14,800,889	$(115,893)	$14,684,996

Net income (loss)	(3,067,063)	(30,980)	(3,098,043)

Partners’ capital (deficit), March 31, 2011	11,733,826	(146,873)	11,586,953

Net income (loss)	(3,097,275)	(31,286)	(3,128,561)

Partners’ capital (deficit), March 31, 2012	$8,636,551	$(178,159)	$8,458,392

(see notes to financial statements)

F-89

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

Years ended March 31, 2012 and 2011

	Total
	2012	2011
Cash flows from operating activities
Net income (loss)	$(26,444,927)	$(34,618,430)
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities
Share of (income) losses from operating limited partnerships	3,024,768	3,954,019
Impairment loss	16,692,807	23,038,128
Distributions received from operating limited partnerships	311,726	182,237
Amortization	976,537	1,786,355
Changes in assets and liabilities
Other assets	(113,566)	(165,855)
Accounts payable and accrued expenses	(111,792)	93,836
Accounts payable - affiliates	2,847,137	314,146

Net cash provided by (used in) operating activities	(2,817,310)	(5,415,564)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(10,001)	(259,901)
Proceeds from disposition of operating limited partnerships	2,427,719	7,102,968

Net cash provided by (used in) investing activities	2,417,718	6,843,067

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(399,592)	1,427,503

Cash and cash equivalents, beginning	7,926,372	6,498,869

Cash and cash equivalents, ending	$7,526,780	$7,926,372

(see notes to financial statements)

F-90

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Total
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$8,915

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$12,841	$653,373

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$18,818

(continued)

F-91

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 20
	2012	2011
Cash flows from operating activities
Net income (loss)	$709,830	$782,240
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities
Share of (income) losses from operating limited partnerships	(852,350)	(921,489)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	2,633
Accounts payable and accrued expenses	9,624	10,376
Accounts payable - affiliates	(485,260)	(737,086)

Net cash provided by (used in) operating activities	(618,156)	(863,326)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	852,350	921,489

Net cash provided by (used in) investing activities	852,350	921,489

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	234,194	58,163

Cash and cash equivalents, beginning	245,496	187,333

Cash and cash equivalents, ending	$479,690	$245,496

(continued)

F-92

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 20
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-93

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 21
	2012	2011
Cash flows from operating activities
Net income (loss)	$77,461	$(10,292)
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities
Share of (income) losses from operating limited partnerships	(118,002)	(25,729)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	1,980	(7,788)
Accounts payable - affiliates	(173,960)	69,765

Net cash provided by (used in) operating activities	(212,521)	25,956

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	118,002	25,729

Net cash provided by (used in) investing activities	118,002	25,729

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(94,519)	51,685

Cash and cash equivalents, beginning	338,841	287,156

Cash and cash equivalents, ending	$244,322	$338,841

(continued)

F-94

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 21
	2012	2011
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

(continued)

F-95

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 22
	2012	2011
Cash flows from operating activities
Net income (loss)	$(199,453)	$541,236
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities
Share of (income) losses from operating limited partnerships	-	(754,900)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	2,500
Accounts payable and accrued expenses	(12,501)	(7,614)
Accounts payable - affiliates	23,641	(342,631)

Net cash provided by (used in) operating activities	(188,313)	(561,409)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	754,900

Net cash provided by (used in) investing activities	-	754,900

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(188,313)	193,491

Cash and cash equivalents, beginning	344,376	150,885

Cash and cash equivalents, ending	$156,063	$344,376

(continued)

F-96

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 22
	2012	2011
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

(continued)

F-97

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 23
	2012	2011
Cash flows from operating activities
Net income (loss)	$(176,389)	$610,391
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities
Share of (income) losses from operating limited partnerships	-	(688,724)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(19,800)	(10,373)
Accounts payable - affiliates	(15,173)	(371,006)

Net cash provided by (used in) operating activities	(211,362)	(459,712)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	688,724

Net cash provided by (used in) investing activities	-	688,724

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(211,362)	229,012

Cash and cash equivalents, beginning	325,579	96,567

Cash and cash equivalents, ending	$114,217	$325,579

(continued)

F-98

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 23
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-99

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 24
	2012	2011
Cash flows from operating activities
Net income (loss)	$24,116	$(117,314)
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities
Share of (income) losses from operating limited partnerships	(139,151)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(3,178)	(7,500)
Accounts payable - affiliates	57,757	77,900

Net cash provided by (used in) operating activities	(60,456)	(46,914)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	139,151	-

Net cash provided by (used in) investing activities	139,151	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	78,695	(46,914)

Cash and cash equivalents, beginning	200,227	247,141

Cash and cash equivalents, ending	$278,922	$200,227

(continued)

F-100

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 24
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-101

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 25
	2012	2011
Cash flows from operating activities
Net income (loss)	$1,220,041	$440,077
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities
Share of (income) losses from operating limited partnerships	(1,215,347)	(469,513)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(39,164)	54,408
Accounts payable - affiliates	(1,240,982)	(188,789)

Net cash provided by (used in) operating activities	(1,275,452)	(163,817)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(10,001)	-
Proceeds from disposition of operating limited partnerships	1,215,347	469,513

Net cash provided by (used in) investing activities	1,205,346	469,513

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(70,106)	305,696

Cash and cash equivalents, beginning	562,226	256,530

Cash and cash equivalents, ending	$492,120	$562,226

(continued)

F-102

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 25
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-103

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 26
	2012	2011
Cash flows from operating activities
Net income (loss)	$(148,277)	$1,140,769
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities
Share of (income) losses from operating limited partnerships	(44,244)	(1,451,966)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(24,899)	30,000
Accounts payable - affiliates	260,248	(1,006,313)

Net cash provided by (used in) operating activities	42,828	(1,287,510)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	44,244	1,451,966

Net cash provided by (used in) investing activities	44,244	1,451,966

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	87,072	164,456

Cash and cash equivalents, beginning	476,868	312,412

Cash and cash equivalents, ending	$563,940	$476,868

(continued)

F-104

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 26
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-105

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 27
	2012	2011
Cash flows from operating activities
Net income (loss)	$(273,280)	$(1,035,645)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	676,060
Impairment loss	-	24,309
Distributions received from operating limited partnerships	-	100
Amortization	65,392	68,492
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(10,000)	10,000
Accounts payable - affiliates	(20,416)	(1,105,169)

Net cash provided by (used in) operating activities	(238,304)	(1,361,853)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	1,638,582

Net cash provided by (used in) investing activities	-	1,638,582

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(238,304)	276,729

Cash and cash equivalents, beginning	550,614	273,885

Cash and cash equivalents, ending	$312,310	$550,614

(continued)

F-106

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 27
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$12,841	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-107

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 28
	2012	2011
Cash flows from operating activities
Net income (loss)	$(266,396)	$(286,909)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(37,059)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	5,070	-
Accounts payable - affiliates	330,768	284,116

Net cash provided by (used in) operating activities	32,383	(2,793)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	37,059	-

Net cash provided by (used in) investing activities	37,059	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	69,442	(2,793)

Cash and cash equivalents, beginning	259,714	262,507

Cash and cash equivalents, ending	$329,156	$259,714

(continued)

F-108

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 28
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

 (continued)

F-109

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 29
	2012	2011
Cash flows from operating activities
Net income (loss)	$(299,048)	$(376,809)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	24,395
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	28,950
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	331,404	331,404

Net cash provided by (used in) operating activities	32,356	7,940

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	32,356	7,940

Cash and cash equivalents, beginning	214,315	206,375

Cash and cash equivalents, ending	$246,671	$214,315

(continued)

F-110

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 29
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-111

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 30
	2012	2011
Cash flows from operating activities
Net income (loss)	$(187,318)	$(161,274)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(83,888)
Impairment loss	-	15,589
Distributions received from operating limited partnerships	-	-
Amortization	-	26,275
Changes in assets and liabilities
Other assets	6,175	-
Accounts payable and accrued expenses	(10,000)	10,000
Accounts payable - affiliates	74,144	183,160

Net cash provided by (used in) operating activities	(116,999)	(10,138)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	151,341

Net cash provided by (used in) investing activities	-	151,341

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(116,999)	141,203

Cash and cash equivalents, beginning	421,530	280,327

Cash and cash equivalents, ending	$304,531	$421,530

(continued)

F-112

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 30
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-113

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 31
	2012	2011
Cash flows from operating activities
Net income (loss)	$(391,897)	$(360,341)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(156,023)
Impairment loss	31,776	166,611
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	364,152	364,152

Net cash provided by (used in) operating activities	4,031	14,399

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	4,031	14,399

Cash and cash equivalents, beginning	181,199	166,800

Cash and cash equivalents, ending	$185,230	$181,199

(continued)

F-114

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 31
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

 (continued)

F-115

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 32
	2012	2011
Cash flows from operating activities
Net income (loss)	$(341,661)	$(380,952)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	40,621	(186,600)
Impairment loss	12,173	272,560
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	223,428	(110,227)

Net cash provided by (used in) operating activities	(65,439)	(405,219)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	559,998

Net cash provided by (used in) investing activities	-	559,998

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(65,439)	154,779

Cash and cash equivalents, beginning	495,360	340,581

Cash and cash equivalents, ending	$429,921	$495,360

(continued)

F-116

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 32
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-117

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 33
	2012	2011
Cash flows from operating activities
Net income (loss)	$(92,813)	$(241,815)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(21,566)	52,927
Impairment loss	-	37,226
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	3,403
Accounts payable - affiliates	129,714	144,375

Net cash provided by (used in) operating activities	15,335	(3,884)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	21,566	60,000

Net cash provided by (used in) investing activities	21,566	60,000

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	36,901	56,116

Cash and cash equivalents, beginning	240,231	184,115

Cash and cash equivalents, ending	$277,132	$240,231

(continued)

F-118

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 33
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-119

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 34
	2012	2011
Cash flows from operating activities
Net income (loss)	$(367,740)	$(996,746)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	83,056	227,070
Impairment loss	-	225,080
Distributions received from operating limited partnerships	-	-
Amortization	-	224,375
Changes in assets and liabilities
Other assets	(83,056)	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	317,891	310,569

Net cash provided by (used in) operating activities	(49,849)	(9,652)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(49,849)	(9,652)

Cash and cash equivalents, beginning	64,486	74,138

Cash and cash equivalents, ending	$14,637	$64,486

(continued)

F-120

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 34
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-121

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 35
	2012	2011
Cash flows from operating activities
Net income (loss)	$(320,129)	$(2,938,167)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	78,017	609,403
Impairment loss	15,474	2,017,720
Distributions received from operating limited partnerships	-	-
Amortization	-	72,288
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	228,360	228,360

Net cash provided by (used in) operating activities	1,722	(10,396)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	1,722	(10,396)

Cash and cash equivalents, beginning	116,848	127,244

Cash and cash equivalents, ending	$118,570	$116,848

(continued)

F-122

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 35
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-123

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 36
	2012	2011
Cash flows from operating activities
Net income (loss)	$(191,788)	$(1,931,251)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	54,048	336,138
Impairment loss	-	1,405,263
Distributions received from operating limited partnerships	3,658	13,640
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	160,596	166,621

Net cash provided by (used in) operating activities	26,514	(9,589)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	26,514	(9,589)

Cash and cash equivalents, beginning	133,266	142,855

Cash and cash equivalents, ending	$159,780	$133,266

(continued)

F-124

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 36
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-125

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 37
	2012	2011
Cash flows from operating activities
Net income (loss)	$(208,996)	$(1,886,664)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	32,821	228,964
Impairment loss	-	1,324,065
Distributions received from operating limited partnerships	3,658	47,169
Amortization	-	118,248
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	204,864	204,864

Net cash provided by (used in) operating activities	32,347	36,646

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	32,347	36,646

Cash and cash equivalents, beginning	346,391	309,745

Cash and cash equivalents, ending	$378,738	$346,391

(continued)

F-126

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 37
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-127

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 38
	2012	2011
Cash flows from operating activities
Net income (loss)	$(1,076,160)	$(2,942,239)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	131,305	564,465
Impairment loss	768,169	2,180,548
Distributions received from operating limited partnerships	70,016	45,159
Amortization	-	13,960
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	95,209	164,400

Net cash provided by (used in) operating activities	(11,461)	26,293

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(11,461)	26,293

Cash and cash equivalents, beginning	235,617	209,324

Cash and cash equivalents, ending	$224,156	$235,617

(continued)

F-128

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 38
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-129

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 39
	2012	2011
Cash flows from operating activities
Net income (loss)	$(1,392,463)	$(2,757,577)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	367,461	890,369
Impairment loss	867,465	1,711,047
Distributions received from operating limited partnerships	15,288	12,754
Amortization	-	11,116
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	136,800	136,800

Net cash provided by (used in) operating activities	(5,449)	4,509

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(5,449)	4,509

Cash and cash equivalents, beginning	187,805	183,296

Cash and cash equivalents, ending	$182,356	$187,805

(continued)

F-130

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 39
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-131

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 40
	2012	2011
Cash flows from operating activities
Net income (loss)	$(2,411,765)	$(2,748,973)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	350,722	601,594
Impairment loss	1,833,033	1,870,900
Distributions received from operating limited partnerships	-	675
Amortization	-	53,036
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	200,016	211,999

Net cash provided by (used in) operating activities	(27,994)	(10,769)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(27,994)	(10,769)

Cash and cash equivalents, beginning	109,745	120,514

Cash and cash equivalents, ending	$81,751	$109,745

(continued)

F-132

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 40
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-133

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 41
	2012	2011
Cash flows from operating activities
Net income (loss)	$(2,401,457)	$(2,025,799)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	717,992	302,783
Impairment loss	1,267,710	1,300,406
Distributions received from operating limited partnerships	12,311	7,259
Amortization	152,816	222,512
Changes in assets and liabilities
Other assets	-	834
Accounts payable and accrued expenses	(8,924)	8,924
Accounts payable - affiliates	238,068	(60,471)

Net cash provided by (used in) operating activities	(21,484)	(243,552)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	380,726

Net cash provided by (used in) investing activities	-	380,726

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(21,484)	137,174

Cash and cash equivalents, beginning	215,834	78,660

Cash and cash equivalents, ending	$194,350	$215,834

(continued)

F-134

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 41
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-135

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 42
	2012	2011
Cash flows from operating activities
Net income (loss)	$(2,368,983)	$(2,337,443)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	453,445	347,607
Impairment loss	1,587,363	1,711,651
Distributions received from operating limited partnerships	36,550	1,005
Amortization	71,717	99,384
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	249,780	249,780

Net cash provided by (used in) operating activities	29,872	71,984

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	(109,361)
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	(109,361)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	29,872	(37,377)

Cash and cash equivalents, beginning	311,423	348,800

Cash and cash equivalents, ending	$341,295	$311,423

(continued)

F-136

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 42
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$270,143

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-137

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 43
	2012	2011
Cash flows from operating activities
Net income (loss)	$(3,114,804)	$(3,989,777)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	491,020	503,263
Impairment loss	2,201,172	2,993,098
Distributions received from operating limited partnerships	76,136	3,410
Amortization	98,916	247,749
Changes in assets and liabilities
Other assets	(16,506)	(85,806)
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	255,298	306,780

Net cash provided by (used in) operating activities	(8,768)	(21,283)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(8,768)	(21,283)

Cash and cash equivalents, beginning	234,982	256,265

Cash and cash equivalents, ending	$226,214	$234,982

(continued)

F-138

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 43
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$186,626

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-139

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 44
	2012	2011
Cash flows from operating activities
Net income (loss)	$(3,379,213)	$(3,202,227)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	698,324	1,281,159
Impairment loss	2,156,011	1,396,160
Distributions received from operating limited partnerships	5,079	5,728
Amortization	282,800	283,982
Changes in assets and liabilities
Other assets	(20,179)	(104,834)
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	284,698	284,701

Net cash provided by (used in) operating activities	27,520	(55,331)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	(139,317)
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	(139,317)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	27,520	(194,648)

Cash and cash equivalents, beginning	395,938	590,586

Cash and cash equivalents, ending	$423,458	$395,938

(continued)

F-140

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 44
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$196,604

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-141

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 45
	2012	2011
Cash flows from operating activities
Net income (loss)	$(5,737,784)	$(4,306,886)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	1,247,995	1,187,195
Impairment loss	3,838,473	2,445,786
Distributions received from operating limited partnerships	47,876	22,953
Amortization	273,092	273,092
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	366,564	266,564

Net cash provided by (used in) operating activities	36,216	(111,296)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	36,216	(111,296)

Cash and cash equivalents, beginning	425,893	537,189

Cash and cash equivalents, ending	$462,109	$425,893

(continued)

F-142

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 45
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$-

(continued)

F-143

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 46
	2012	2011
Cash flows from operating activities
Net income (loss)	$(3,128,561)	$(3,098,043)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	705,660	859,459
Impairment loss	2,113,988	1,940,109
Distributions received from operating limited partnerships	41,154	22,385
Amortization	31,804	42,896
Changes in assets and liabilities
Other assets	-	18,818
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	249,528	249,528

Net cash provided by (used in) operating activities	13,573	35,152

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	(11,223)
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	(11,223)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	13,573	23,929

Cash and cash equivalents, beginning	291,568	267,639

Cash and cash equivalents, ending	$305,141	$291,568

(continued)

F-144

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 46
	2012	2011
Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$8,915

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

The fund has decreased its investments in operating limited partnerships and recorded a receivable for tax credits not generated by the operating limited partnerships.	$-	$18,818

See notes to financial statements

F-145

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2012 and 2011

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

F-146

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE A -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2012 and 2011 are as follows:

	Issued		Outstanding
	2012	2011	2012	2011

Series 20	3,866,700	3,866,700	3,865,700	3,866,700
Series 21	1,892,700	1,892,700	1,890,700	1,890,700
Series 22	2,564,400	2,564,400	2,564,400	2,564,400
Series 23	3,336,727	3,336,727	3,336,727	3,336,727
Series 24	2,169,878	2,169,878	2,169,878	2,169,878
Series 25	3,026,109	3,026,109	3,025,609	3,026,109
Series 26	3,995,900	3,995,900	3,995,900	3,995,900
Series 27	2,460,700	2,460,700	2,460,700	2,460,700
Series 28	4,000,738	4,000,738	4,000,238	4,000,738
Series 29	3,991,800	3,991,800	3,991,800	3,991,800
Series 30	2,651,000	2,651,000	2,651,000	2,651,000
Series 31	4,417,857	4,417,857	4,417,857	4,417,857
Series 32	4,754,198	4,754,198	4,753,698	4,754,198
Series 33	2,636,533	2,636,533	2,636,533	2,636,533
Series 34	3,529,319	3,529,319	3,529,319	3,529,319
Series 35	3,300,463	3,300,463	3,300,463	3,300,463
Series 36	2,106,837	2,106,837	2,106,837	2,106,837
Series 37	2,512,500	2,512,500	2,512,500	2,512,500
Series 38	2,543,100	2,543,100	2,543,100	2,543,100
Series 39	2,292,152	2,292,152	2,292,152	2,292,152
Series 40	2,630,256	2,630,256	2,630,256	2,630,256
Series 41	2,891,626	2,891,626	2,891,626	2,891,626
Series 42	2,744,262	2,744,262	2,744,262	2,744,262
Series 43	3,637,987	3,637,987	3,637,987	3,637,987
Series 44	2,701,973	2,701,973	2,701,973	2,701,973
Series 45	4,014,367	4,014,367	4,014,367	4,014,367
Series 46	2,980,998	2,980,998	2,980,998	2,980,998

	83,651,080	83,651,080	83,646,580	83,649,080

F-147

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the Fund recorded a valuation allowance of $457,496 and $341,487 as of March 31, 2012 and 2011, respectively.

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the future net undiscounted cash flows expected to be generated by the operating limited partnerships including the low-income housing tax credits and the residual value upon sale or disposition of the equity interest in the operating limited partnerships. If the investment is considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount of the investment exceeds the fair value of such investment. The Fund also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. Impairment losses have been recognized for the years ended March 31, 2012 and 2011 of $16,692,807 and $23,038,128, respectively.

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

F-148

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-149

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE A -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Capitalized Expenses

Costs incurred with borrowing funds to make capital contributions to operating limited partnerships and certain other costs are capitalized and included in investment in operating limited partnerships. The costs were being amortized on the straight-line method over 27.5 years. As of March 31, 2012 and 2011, an impairment loss of $ - and $13,288, respectively, was recorded and the lives of the remaining capitalized interest were reassessed.

Accumulated amortization for capitalized interest as of March 31, 2012 and 2011, as well as the March 31, 2012 and 2011 impairments and the remaining lives are as follows:

	Accumulated Amortization	Accumulated Amortization	Capitalized Interest Impairment	Capitalized Interest Impairment	Remaining Life of Capitalized Interest
	2012	2011	2012	2011	Years
Series 20	$-	$-	$-	$-	-
Series 21	-	-	-	-	-
Series 22	-	-	-	-	-
Series 23	-	-	-	-	-
Series 24	-	-	-	-	-
Series 25	-	-	-	-	-
Series 26	-	-	-	-	-
Series 27	-	13,281	-	6,193	-
Series 28	-	-	-	-	-
Series 29	-	-	-	-	-
Series 30	-	-	-	-	-
Series 31	-	-	-	-	-
Series 32	-	-	-	-	-
Series 33	-	-	-	-	-
Series 34	-	-	-	-	-
Series 35	-	-	-	-	-
Series 36	-	-	-	-	-
Series 37	-	-	-	-	-
Series 38	-	-	-	-	-
Series 39	-	-	-	-	-
Series 40	-	-	-	-	-
Series 41	-	-	-	-	-
Series 42	-	-	-	-	-
Series 43	-	-	-	-	-
Series 44	-	3,618	-	7,095	-
Series 45	-	-	-	-	-
Series 46	-	-	-	-	-
	$-	$16,899	$-	$13,288

F-150

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE A -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Acquisition Costs

Acquisition costs were amortized on the straight-line method over 27.5 years. As of March 31, 2012 and 2011, an impairment loss of $1,595,113 and $1,764,564, respectively, was recorded and the lives of the remaining acquisition costs were reassessed.

Accumulated amortization as of March 31, 2012 and 2011, as well as the March 31, 2012 and 2011 impairments and the remaining lives are as follows:

	Accumulated Amortization	Accumulated Amortization	Acquisition Costs Impairment	Acquisition Costs Impairment	Remaining Life Acquistion Costs
	2012	2011	2012	2011	Years
Series 20	$-	$-	$-	$-	-
Series 21	-	-	-	-	-
Series 22	-	-	-	-	-
Series 23	-	-	-	-	-
Series 24	-	-	-	-	-
Series 25	-	-	-	-	-
Series 26	-	-	-	-	-
Series 27	196,176	130,784	-	-	1
Series 28	-	-	-	-	-
Series 29	-	57,900	-	-	-
Series 30	-	26,275	-	-	-
Series 31	-	-	-	-	-
Series 32	-	-	-	-	-
Series 33	-	-	-	-	-
Series 34	-	224,375	-	-	-
Series 35	-	144,576	-	144,573	-
Series 36	-	-	-	-	-
Series 37	-	236,496	-	236,496	-
Series 38	-	13,960	-	27,916	-
Series 39	-	11,116	-	22,232	-
Series 40	-	106,072	-	106,069	-
Series 41	-	222,512	79,027	209,087	2
Series 42	-	99,384	12,785	166,004	5
Series 43	-	229,852	160,616	785,633	5
Series 44	848,399	565,599	-	-	5
Series 45	-	273,092	1,276,381	-	5
Series 46	-	42,896	66,304	66,554	5
	$1,044,575	$2,384,889	$1,595,113	$1,764,564

The annual amortization for deferred acquisition costs for the years 2013, 2014, 2015, 2016 and 2017 are estimated to be $633,806, $568,415, $455,111, $455,111, and $455,110 respectively.

F-151

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-152

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE A -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Loss Per Beneficial Assignee Certificate Unit

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2012 and 2011 are as follows:

	2012	2011

Series 20	3,866,367	3,866,700
Series 21	1,890,700	1,890,700
Series 22	2,564,400	2,564,400
Series 23	3,336,727	3,336,727
Series 24	2,169,878	2,169,878
Series 25	3,025,942	3,026,109
Series 26	3,995,900	3,995,900
Series 27	2,460,700	2,460,700
Series 28	4,000,571	4,000,738
Series 29	3,991,800	3,991,800
Series 30	2,651,000	2,651,000
Series 31	4,417,857	4,417,857
Series 32	4,754,031	4,754,198
Series 33	2,636,533	2,636,533
Series 34	3,529,319	3,529,319
Series 35	3,300,463	3,300,463
Series 36	2,106,837	2,106,837
Series 37	2,512,500	2,512,500
Series 38	2,543,100	2,543,100
Series 39	2,292,152	2,292,152
Series 40	2,630,256	2,630,256
Series 41	2,891,626	2,891,626
Series 42	2,744,262	2,744,262
Series 43	3,637,987	3,637,987
Series 44	2,701,973	2,701,973
Series 45	4,014,367	4,014,367
Series 46	2,980,998	2,980,998

	83,648,247	83,649,080

F-153

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-154

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE A -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements

In June 2009, the Financail Accounting Standarnds Board (FASB) issued an amendment to the accounting and disclosure requirements for the consolidation of VIEs. The amended guidance modifies the consolidation model to one based on control and economics, and replaces the current quantitative primary beneficiary analysis with a qualitative analysis. The primary beneficiary of a VIE is the entity that has (1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. If multiple unrelated parties share such power, as defined, no party will be required to consolidate the VIE. Further, the amended guidance requires continual reconsideration of the primary beneficiary of a VIE and adds an additional reconsideration event for determination of whether an entity is a VIE. Additionally, the amendment requires enhanced and expanded disclosures around VIEs. This amendment is effective for fiscal years beginning after November 15, 2009. The adoption of this guidance on April 1, 2010 did not have a material effect on the Fund’s financial statements.

F-155

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2012 and 2011, the Fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Services, Inc. (BCS), Boston Capital Holdings Limited Partnership (BCHLP) and Boston Capital Asset Management Limited Partnership (BCAM), as follows:

The Fund incurred a fund management fee to Boston Capital Asset Management Limited Partnership in an amount equal to .5 percent of the aggregate cost of the apartment complexes owned by the Operating Partnerships, less the amount of various asset management and reporting fees paid by the Operating Partnerships. The fund management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2012 and 2011, are as follows:

		2012
	Gross Fund Management Fee	Asset Management & Reporting Fee	Fund Management Fee net of Asset Management & Reporting Fee

Series 20	$169,740	$68,473	$101,267
Series 21	94,047	77,264	16,783
Series 22	177,268	12,393	164,875
Series 23	148,983	11,868	137,115
Series 24	157,757	40,400	117,357
Series 25	119,018	90,354	28,664
Series 26	336,248	43,205	293,043
Series 27	233,712	41,145	192,567
Series 28	330,768	37,593	293,175
Series 29	331,404	73,143	258,261
Series 30	174,144	21,412	152,732
Series 31	364,152	41,274	322,878
Series 32	283,428	34,541	248,887
Series 33	129,714	45,219	84,495
Series 34	293,196	34,154	259,042
Series 35	228,360	41,985	186,375
Series 36	160,596	40,478	120,118
Series 37	204,864	18,518	186,346
Series 38	164,400	22,902	141,498
Series 39	136,800	14,135	122,665
Series 40	200,016	14,705	185,311
Series 41	238,068	23,326	214,742
Series 42	249,780	45,310	204,470
Series 43	306,780	38,928	267,852
Series 44	284,698	82,948	201,750
Series 45	366,564	48,328	318,236
Series 46	249,528	17,511	232,017

	$6,134,033	$1,081,512	$5,052,521

F-156

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

		2011
	Gross Fund Management Fee	Asset Management & Reporting Fee	Fund Management Fee net of Asset Management & Reporting Fee

Series 20	$227,914	$63,134	$164,780
Series 21	119,765	123,353	(3,588)
Series 22	205,723	22,741	182,982
Series 23	177,348	35,720	141,628
Series 24	177,900	15,606	162,294
Series 25	211,211	52,995	158,216
Series 26	393,687	119,324	274,363
Series 27	294,831	52,791	242,040
Series 28	334,116	64,927	269,189
Series 29	331,404	47,928	283,476
Series 30	183,160	15,440	167,720
Series 31	364,152	62,952	301,200
Series 32	289,773	35,787	253,986
Series 33	138,265	20,389	117,876
Series 34	293,196	14,154	279,042
Series 35	228,360	25,344	203,016
Series 36	160,599	7,234	153,365
Series 37	204,864	20,500	184,364
Series 38	164,400	18,535	145,865
Series 39	136,800	25,335	111,465
Series 40	200,017	20,738	179,279
Series 41	239,529	55,497	184,032
Series 42	249,780	118,874	130,906
Series 43	306,780	119,572	187,208
Series 44	284,701	17,028	267,673
Series 45	366,564	25,153	341,411
Series 46	249,528	35,980	213,548

	$6,534,367	$1,237,031	$5,297,336

All fund management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2012 and 2011, total fund management fees accrued were $52,937,181 and $49,714,148, respectively.

F-157

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fund management fees paid for the years ended March 31, 2012 and 2011, are as follows:

	2012	2011

Series 20	$655,000	$965,000
Series 21	160,000	50,000
Series 22	100,000	550,000
Series 23	100,000	550,000
Series 24	100,000	100,000
Series 25	1,360,000	400,000
Series 26	76,000	1,400,000
Series 27	200,000	1,400,000
Series 28	-	50,000
Series 29	-	-
Series 30	100,000	-
Series 31	-	-
Series 32	60,000	400,000
Series 33	-	-
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	-	-
Series 40	-	-
Series 41	-	300,000
Series 42	-	-
Series 43	-	-
Series 44	-	-
Series 45	-	100,000
Series 46	-	-

	$2,911,000	$6,265,000

F-158

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

An affiliate of the general partner of the Fund has advanced funds to pay some operating expenses of the fund, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable to affiliates. The total advances as of March 31, 2012 and 2011, are as follows:

	2012	2011

Series 20	$-	$-
Series 21	-	108,007
Series 22	-	53,627
Series 23	-	64,156
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	54,128
Series 28	-	-
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	-	-
Series 33	54,660	54,660
Series 34	104,982	80,287
Series 35	-	-
Series 36	129,612	129,612
Series 37	-	-
Series 38	-	69,191
Series 39	220,455	220,455
Series 40	337,528	337,528
Series 41	359,757	359,757
Series 42	221,615	221,615
Series 43	-	51,482
Series 44	-	-
Series 45	-	-
Series 46	-	-

	$1,428,609	$1,804,505

During the years ended March 31, 2012 and 2011, $24,695 and $17,373, respectively, for Series 34 was advanced to the Fund by an affiliate of the general partner. During the year ended March 31, 2012, $108,007, $53,627, $64,156, $54,128, $69,191 and $51,482 for Series 21, Series 22, Series 23, Series 27, Series 38 and Series 43, respectively, was paid by the Fund to an affiliate of the general partner. All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Fund's interests in Operating Partnerships.

F-159

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

During the years ended March 31, 2012 and 2011, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2012	2011

Series 20	$12,949	$16,960
Series 21	10,692	12,885
Series 22	12,440	14,530
Series 23	12,752	15,050
Series 24	11,825	14,599
Series 25	11,970	15,625
Series 26	15,374	18,926
Series 27	11,593	13,004
Series 28	13,812	17,496
Series 29	13,588	17,166
Series 30	11,840	14,588
Series 31	13,937	17,688
Series 32	13,270	17,384
Series 33	13,397	15,619
Series 34	14,695	17,373
Series 35	14,328	16,823
Series 36	13,524	15,187
Series 37	13,395	15,014
Series 38	13,736	15,539
Series 39	13,353	14,940
Series 40	14,408	16,386
Series 41	15,494	17,657
Series 42	16,616	18,561
Series 43	16,282	18,996
Series 44	15,003	16,069
Series 45	18,871	21,100
Series 46	16,502	17,822

	$375,646	$442,987

Accounts payable - affiliates at March 31, 2012 and 2011 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

F-160

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2012 and 2011, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes. The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2012 and 2011 by series are as follows:

	2012	2011

Series 20	12	17
Series 21	6	9
Series 22	20	22
Series 23	15	16
Series 24	18	20
Series 25	11	16
Series 26	39	40
Series 27	15	15
Series 28	24	26
Series 29	21	21
Series 30	17	17
Series 31	26	26
Series 32	15	15
Series 33	8	9
Series 34	14	14
Series 35	11	11
Series 36	11	11
Series 37	7	7
Series 38	10	10
Series 39	9	9
Series 40	16	16
Series 41	20	20
Series 42	22	22
Series 43	23	23
Series 44	10	10
Series 45	30	30
Series 46	15	15

	445	467

F-161

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2012 the Fund disposed of twenty two Operating Partnerships. Gain (loss) on disposition is included in share of income (losses) from operating limited partnerships. A summary of the dispositions by Series for March 31, 2012 is as follows.

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition	Gain/(Loss) on Disposition

Series 20	4	1	$852,350	$852,350
Series 21	3	-	118,002	118,002
Series 22	-	2	-	-
Series 23	-	1	-	-
Series 24	2	-	139,151	139,151
Series 25	4	1	1,215,347	1,215,347
Series 26	-	1	44,244	44,244
Series 28	1	1	37,059	37,059
Series 33	1	-	21,566	21,566

Total	15	7	$2,427,719	$2,427,719

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

F-162

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the Fund’s investment in each operating limited partnership, the Fund is required to make capital contributions to the operating limited partnerships. These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations. At March 31, 2012 and 2011, contributions are payable to operating limited partnerships as follows:

	2012	2011

Series 20	$-	$-
Series 21	-	-
Series 22	9,352	9,352
Series 23	-	-
Series 24	9,999	9,999
Series 25	-	10,001
Series 26	14,490	14,490
Series 27	10,020	22,861
Series 28	40,968	40,968
Series 29	10,197	10,197
Series 30	127,396	127,396
Series 31	66,294	66,294
Series 32	173,561	173,561
Series 33	69,154	69,154
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	138,438	138,438
Series 38	-	-
Series 39	-	-
Series 40	102	102
Series 41	100	100
Series 42	73,433	73,433
Series 43	121,112	121,112
Series 44	254,640	254,640
Series 45	16,724	16,724
Series 46	-	-

	$1,135,980	$1,158,822

F-163

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 is summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$505,960,745	$6,882,024	$4,113,424

Acquisition costs of operating limited partnerships	34,246,077	862,696	661,389

Cumulative distributions from operating limited partnerships	(3,327,345)	(33,517)	(22,441)

Cumulative impairment loss in investments in operating limited partnerships	(232,429,918)	(1,648,785)	(197,154)

Cumulative losses from operating limited partnerships	(277,960,509)	(6,062,418)	(4,555,218)

Investments in operating limited partnerships per balance sheet	26,489,050	-	-

F-164

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see note A).	(3,297,940)	-	-

The Fund has recorded acquisition costs at March 31, 2012 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(4,409,848)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	1,482,646	86,256	236,024

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(80,780,371)	(2,885,315)	(2,808,604)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	1,442,934	7,898	-

Cumulative impairment loss in investments in operating limited partnerships	232,429,918	1,648,785	197,154

Other	(2,651,838)	(23,926)	(162,615)

Equity per operating limited partnerships’ combined financial statements	$170,704,551	$(1,166,302)	$(2,538,041)

F-165

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 is summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$9,924,845	$12,936,474	$9,867,638

Acquisition costs of operating limited partnerships	1,338,598	1,923,419	1,362,093

Cumulative distributions from operating limited partnerships	(72,218)	(25,544)	(94,006)

Cumulative impairment loss in investments in operating limited partnerships	(3,958,929)	(7,715,907)	(3,630,235)

Cumulative losses from operating limited partnerships	(7,232,296)	(7,118,442)	(7,505,490)

Investments in operating limited partnerships per balance sheet	-	-	-

F-166

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 22	Series 23	Series 24

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see note A).	(481,359)	(11,581)	(30,158)

The Fund has recorded acquisition costs at March 31, 2012 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(249,133)	(62,597)	(267,328)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	90,435	49,191	81,405

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,966,027)	(2,695,647)	(3,600,661)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	4,764	34,901	61,209

Cumulative impairment loss in investments in operating limited partnerships	3,958,929	7,715,907	3,630,235

Other	(252,672)	(69,448)	98,321

Equity per operating limited partnerships’ combined financial statements	$(1,895,063)	$4,960,726	$(26,977)

F-167

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 is summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$8,003,919	$23,641,935	$14,004,581

Acquisition costs of operating limited partnerships	1,152,325	3,329,810	2,051,185

Cumulative distributions from operating limited partnerships	(144,838)	(166,720)	(60,579)

Cumulative impairment loss in investments in operating limited partnerships	(5,280,243)	(11,211,839)	(6,900,647)

Cumulative losses from operating limited partnerships	(3,731,163)	(15,593,186)	(9,094,540)

Investments in operating limited partnerships per balance sheet	-	-	-

F-168

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 25	Series 26	Series 27

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see note A).	(51,732)	(70,670)	(286,388)

The Fund has recorded acquisition costs at March 31, 2012 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(66,355)	(73,143)	(369,748)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	50,739	120,610	266,164

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(604,305)	(6,132,941)	(2,165,786)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	21,215	187,072	41,321

Cumulative impairment loss in investments in operating limited partnerships	5,280,243	11,211,839	6,900,647

Other	(120,856)	(420,929)	(134,230)

Equity per operating limited partnerships’ combined financial statements	$4,508,949	$4,821,838	$4,251,980

F-169

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 is summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$26,819,918	$28,419,361	$14,875,401

Acquisition costs of operating limited partnerships	3,934,751	4,100,111	1,579,476

Cumulative distributions from operating limited partnerships	(570,203)	(26,816)	(53,204)

Cumulative impairment loss in investments in operating limited partnerships	(16,993,020)	(10,929,833)	(6,597,720)

Cumulative losses from operating limited partnerships	(13,191,446)	(21,562,823)	(9,803,953)

Investments in operating limited partnerships per balance sheet	-	-	-

F-170

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see note A).	(289,605)	(158,645)	(135,225)

The Fund has recorded acquisition costs at March 31, 2012 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(596,128)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	111,234	265,241	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,807,444)	(5,819,395)	(4,313,907)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,284	7,039	7,712

Cumulative impairment loss in investments in operating limited partnerships	16,993,020	10,929,833	6,597,720

Other	(292,910)	(94,881)	3,707

Equity per operating limited partnerships’ combined financial statements	$13,165,526	$4,533,064	$1,924,306

F-171

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 is summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$29,153,095	$29,700,384	$14,744,596

Acquisition costs of operating limited partnerships	4,199,795	3,834,299	1,349,820

Cumulative distributions from operating limited partnerships	(66,005)	(101,211)	(30,285)

Cumulative impairment loss in investments in operating limited partnerships	(15,609,298)	(14,759,194)	(9,065,379)

Cumulative losses from operating limited partnerships	(17,677,587)	(18,674,278)	(6,998,752)

Investments in operating limited partnerships per balance sheet	-	-	-

F-172

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 31	Series 32	Series 33

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see note A).	(67,462)	(292,046)	(179,468)

The Fund has recorded acquisition costs at March 31, 2012 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,284,335)	(167,193)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	125,347	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(5,956,178)	(4,297,514)	(1,478,719)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	43,473	38,357	9,684

Cumulative impairment loss in investments in operating limited partnerships	15,609,298	14,759,194	9,065,379

Other	(322,661)	370,500	(20,139)

Equity per operating limited partnerships’ combined financial statements	$9,354,217	$9,294,156	$7,229,544

F-173

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 is summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$25,641,952	$23,763,922	$15,262,574

Acquisition costs of operating limited partnerships	2,566,310	-	-

Cumulative distributions from operating limited partnerships	(26,077)	(30,262)	(116,200)

Cumulative impairment loss in investments in operating limited partnerships	(11,558,475)	(12,350,565)	(7,658,323)

Cumulative losses from operating limited partnerships	(16,623,710)	(11,383,095)	(7,488,051)

Investments in operating limited partnerships per balance sheet	-	-	-

F-174

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see note A).	(38,698)	-	(14,791)

The Fund has recorded acquisition costs at March 31, 2012 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(7,533,477)	(2,177,825)	(3,663,065)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	6,464	78,017	1,370

Cumulative impairment loss in investments in operating limited partnerships	11,558,475	12,350,565	7,658,323

Other	(197,594)	(23,145)	(49,225)

Equity per operating limited partnerships’ combined financial statements	$3,499,636	$10,227,612	$3,932,612

F-175

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 is summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$18,424,489	$18,852,167	$16,699,847

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(202,524)	(525,869)	(217,157)

Cumulative impairment loss in investments in operating limited partnerships	(8,613,319)	(10,442,358)	(7,386,007)

Cumulative losses from operating limited partnerships	(9,608,646)	(7,853,907)	(8,968,731)

Investments in operating limited partnerships per balance sheet	-	30,033	127,952

F-176

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see note A).	(155,365)	-	-

The Fund has recorded acquisition costs at March 31, 2012 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,463,441)	(2,734,822)	(2,674,914)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	303,810	59,461	279,219

Cumulative impairment loss in investments in operating limited partnerships	8,613,319	10,442,358	7,386,007

Other	21,909	(185,915)	(64,084)

Equity per operating limited partnerships’ combined financial statements	$5,320,232	$7,611,115	$5,054,180

F-177

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 is summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$19,336,992	$17,340,487	$19,777,849

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(50,444)	(53,111)	(62,791)

Cumulative impairment loss in investments in operating limited partnerships	(10,436,808)	(6,398,746)	(8,918,705)

Cumulative losses from operating limited partnerships	(8,542,420)	(9,996,032)	(9,120,125)

Investments in operating limited partnerships per balance sheet	307,320	892,598	1,676,228

F-178

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see note A).	(25,172)	(33,807)	(439,845)

The Fund has recorded acquisition costs at March 31, 2012 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(219,933)	(1,415,040)	(1,218,759)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	78,811	1,049	20,012

Cumulative impairment loss in investments in operating limited partnerships	10,436,808	6,398,746	8,918,705

Other	(153,941)	(227,795)	(82,231)

Equity per operating limited partnerships’ combined financial statements	$10,423,893	$5,615,751	$8,874,110

F-179

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 is summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$26,617,048	$19,383,213	$29,449,544

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(241,623)	(37,726)	(212,482)

Cumulative impairment loss in investments in operating limited partnerships	(9,563,330)	(7,156,290)	(9,980,277)

Cumulative losses from operating limited partnerships	(12,790,153)	(9,823,329)	(11,027,978)

Investments in operating limited partnerships per balance sheet	4,021,942	2,365,868	8,228,807

F-180

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see note A).	(143,165)	(255,844)	(129,725)

The Fund has recorded acquisition costs at March 31, 2012 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,039,866)	(2,851,078)	(255,708)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	454	28,744

Cumulative impairment loss in investments in operating limited partnerships	9,563,330	7,156,290	9,980,277

Other	(56,511)	(129,676)	(40,079)

Equity per operating limited partnerships’ combined financial statements	$11,345,730	$6,286,014	$17,812,316

F-181

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 is summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$22,323,066

Acquisition costs of operating limited partnerships	-

Cumulative distributions from operating limited partnerships	(83,492)

Cumulative impairment loss in investments in operating limited partnerships	(7,468,532)

Cumulative losses from operating limited partnerships	(5,932,740)

Investments in operating limited partnerships per balance sheet	8,838,302

F-182

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see note A).	(7,189)

The Fund has recorded acquisition costs at March 31, 2012 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	4,594

Cumulative impairment loss in investments in operating limited partnerships	7,468,532

Other	(20,812)

Equity per operating limited partnerships’ combined financial statements	$16,283,427

F-183

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-184

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-185

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-186

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-187

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-188

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-189

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-190

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-191

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-192

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-193

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-194

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-195

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-196

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-197

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-198

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-199

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-200

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-201

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-202

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-203

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,046,340,087	$11,310,309	$8,604,705
Land	100,304,748	843,313	1,494,930
Other assets	116,539,941	2,057,707	935,635

	$1,263,184,776	$14,211,329	$11,035,270

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$878,138,430	$13,459,193	$10,367,311
Accounts payable and accrued expenses	40,712,629	338,837	580,881
Other liabilities	141,147,438	1,181,714	3,310,444

	1,059,998,497	14,979,744	14,258,636
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	170,704,551	(1,166,302)	(2,538,041)
Other partners	32,481,728	397,887	(685,325)

	203,186,279	(768,415)	(3,223,366)

	$1,263,184,776	$14,211,329	$11,035,270

F-204

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$20,360,763	$24,798,213	$21,710,245
Land	2,208,056	2,399,594	2,967,555
Other assets	3,899,292	4,583,381	2,851,603

	$26,468,111	$31,781,188	$27,529,403

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$24,641,967	$19,059,600	$20,503,893
Accounts payable and accrued expenses	1,120,734	3,571,654	1,240,450
Other liabilities	2,415,269	4,334,626	4,731,230

	28,177,970	26,965,880	26,475,573
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	(1,895,063)	4,960,726	(26,977)
Other partners	185,204	(145,418)	1,080,807

	(1,709,859)	4,815,308	1,053,830

	$26,468,111	$31,781,188	$27,529,403

F-205

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$12,279,264	$45,301,842	$39,234,050
Land	1,660,408	4,007,128	4,755,394
Other assets	2,185,002	7,079,790	4,908,152

	$16,124,674	$56,388,760	$48,897,596

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$10,272,889	$42,454,341	$33,046,630
Accounts payable and accrued expenses	121,539	3,488,144	1,018,185
Other liabilities	244,914	5,357,118	7,304,198

	10,639,342	51,299,603	41,369,013
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	4,508,949	4,821,838	4,251,980
Other partners	976,383	267,319	3,276,603

	5,485,332	5,089,157	7,528,583

	$16,124,674	$56,388,760	$48,897,596

F-206

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$43,710,623	$40,703,968	$25,554,946
Land	4,990,798	2,816,806	1,748,946
Other assets	5,369,814	5,202,949	2,976,534

	$54,071,235	$48,723,723	$30,280,426

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$34,564,738	$36,913,384	$22,991,726
Accounts payable and accrued expenses	1,727,332	1,715,580	1,222,069
Other liabilities	3,438,796	6,087,562	6,351,090

	39,730,866	44,716,526	30,564,885
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	13,165,526	4,533,064	1,924,306
Other partners	1,174,843	(525,867)	(2,208,765)

	14,340,369	4,007,197	(284,459)

	$54,071,235	$48,723,723	$30,280,426

F-207

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$47,416,838	$44,658,505	$35,691,325
Land	4,222,958	2,921,802	3,784,552
Other assets	6,802,237	4,745,901	3,617,933

	$58,442,033	$52,326,208	$43,093,810

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$44,265,758	$32,551,306	$25,540,259
Accounts payable and accrued expenses	1,148,813	3,123,046	1,134,224
Other liabilities	5,801,934	3,690,437	3,329,817

	51,216,505	39,364,789	30,004,300
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	9,354,217	9,294,156	7,229,544
Other partners	(2,128,689)	3,667,263	5,859,966

	7,225,528	12,961,419	13,089,510

	$58,442,033	$52,326,208	$43,093,810

F-208

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$42,419,956	$40,272,987	$35,374,277
Land	4,885,556	3,734,936	2,791,180
Other assets	5,144,360	3,202,711	3,451,519

	$52,449,872	$47,210,634	$41,616,976

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$41,618,431	$23,437,862	$35,203,607
Accounts payable and accrued expenses	2,384,077	1,051,430	1,535,878
Other liabilities	8,088,849	8,800,338	3,421,533

	52,091,357	33,289,630	40,161,018
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	3,499,636	10,227,612	3,932,612
Other partners	(3,141,121)	3,693,392	(2,476,654)

	358,515	13,921,004	1,455,958

	$52,449,872	$47,210,634	$41,616,976

F-209

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$34,594,643	$23,362,052	$19,012,564
Land	2,423,561	1,581,706	1,238,488
Other assets	2,895,188	2,378,237	2,048,079

	$39,913,392	$27,321,995	$22,299,131

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$28,494,169	$17,038,108	$13,637,045
Accounts payable and accrued expenses	2,450,990	279,581	374,667
Other liabilities	4,818,637	2,610,565	2,628,147

	35,763,796	19,928,254	16,639,859
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	5,320,232	7,611,115	5,054,180
Other partners	(1,170,636)	(217,374)	605,092

	4,149,596	7,393,741	5,659,272

	$39,913,392	$27,321,995	$22,299,131

F-210

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$56,697,944	$68,623,409	$63,737,104
Land	5,081,041	8,000,805	7,582,655
Other assets	5,001,611	6,937,279	6,786,134

	$66,780,596	$83,561,493	$78,105,893

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$46,232,526	$62,163,827	$50,820,530
Accounts payable and accrued expenses	1,758,019	1,219,169	2,697,281
Other liabilities	7,372,571	9,099,604	9,693,262

	55,363,116	72,482,600	63,211,073
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	10,423,893	5,615,751	8,874,110
Other partners	993,587	5,463,142	6,020,710

	11,417,480	11,078,893	14,894,820

	$66,780,596	$83,561,493	$78,105,893

F-211

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$62,443,837	$60,696,928	$75,011,299
Land	6,704,151	6,053,669	7,041,701
Other assets	5,178,687	4,805,514	7,548,750

	$74,326,675	$71,556,111	$89,601,750

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$48,698,072	$56,048,250	$58,515,541
Accounts payable and accrued expenses	1,800,994	1,191,979	1,925,285
Other liabilities	8,119,955	9,350,701	6,453,974

	58,619,021	66,590,930	66,894,800
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	11,345,730	6,286,014	17,812,316
Other partners	4,361,924	(1,320,833)	4,894,634

	15,707,654	4,965,181	22,706,950

	$74,326,675	$71,556,111	$89,601,750

F-212

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$42,757,491
Land	2,363,059
Other assets	3,945,942

$49,066,492

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$25,597,467
Accounts payable and accrued expenses	491,791
Other liabilities	3,110,153

29,199,411
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	16,283,427
Other partners	3,583,654

19,867,081

$49,066,492

F-213

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-214

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-215

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-216

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-217

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-218

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-219

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-220

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-221

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-222

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-223

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2011 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$191,296,302	$2,916,300	$1,974,411
Interest and other	7,126,499	223,648	48,885

	198,422,801	3,139,948	2,023,296
Expenses
Interest	45,119,323	526,025	840,853
Depreciation and amortization	58,636,237	829,789	403,340
Taxes and insurance	23,542,550	355,527	252,450
Repairs and maintenance	34,350,100	796,901	296,525
Operating expenses	69,919,589	1,137,224	607,046
Impairment loss	8,943,450	-	-
Other expenses	4,804,439	82,862	65,398

	245,315,688	3,728,328	2,465,612

NET LOSS	$(46,892,887)	$(588,380)	$(442,316)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(27,864,777)	$(536,012)	$(156,402)

Net income (loss) allocated to other partners	$(19,028,110)	$(52,368)	$(285,914)

*	Amounts include $536,012, $156,402, $588,334, $402,596, $469,351, $169,546, $1,187,293, $331,280, $968,689, $949,962, $739,185, $1,464,658, $1,492,651, $631,989, $1,509,143, $774,863, $680,056, $1,673,310, $2,708,461, $2,650,044, $122,269, $726,679, $396,622, $461,452, $696,097 and $45,087 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-224

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2011 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$4,584,586	$5,284,459	$5,258,834
Interest and other	142,774	158,925	107,865

	4,727,360	5,443,384	5,366,699
Expenses
Interest	1,032,388	918,357	999,872
Depreciation and amortization	1,395,580	1,413,208	1,473,502
Taxes and insurance	659,210	752,522	551,541
Repairs and maintenance	1,113,229	1,078,779	1,056,079
Operating expenses	1,533,706	1,939,456	2,028,526
Impairment loss	-	-	-
Other expenses	124,089	102,839	114,339

	5,858,202	6,205,161	6,223,859

NET LOSS	$(1,130,842)	$(761,777)	$(857,160)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(588,334)	$(402,596)	$(469,351)

Net income (loss) allocated to other partners	$(542,508)	$(359,181)	$(387,809)

*	Amounts include $536,012, $156,402, $588,334, $402,596, $469,351, $169,546, $1,187,293, $331,280, $968,689, $949,962, $739,185, $1,464,658, $1,492,651, $631,989, $1,509,143, $774,863, $680,056, $1,673,310, $2,708,461, $2,650,044, $122,269, $726,679, $396,622, $461,452, $696,097 and $45,087 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-225

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2011 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$2,840,686	$9,464,501	$8,045,997
Interest and other	108,326	338,854	126,875

	2,949,012	9,803,355	8,172,872
Expenses
Interest	517,436	1,743,058	1,776,720
Depreciation and amortization	691,949	2,652,080	2,263,469
Taxes and insurance	250,117	1,236,877	877,222
Repairs and maintenance	645,159	1,782,077	1,421,445
Operating expenses	948,328	3,670,932	2,266,652
Impairment loss	-	-	-
Other expenses	65,073	416,429	308,889

	3,118,062	11,501,453	8,914,397

NET LOSS	$(169,050)	$(1,698,098)	$(741,525)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(169,546)	$(1,187,293)	$(331,280)

Net income (loss) allocated to other partners	$496	$(510,805)	$(410,245)

*	Amounts include $536,012, $156,402, $588,334, $402,596, $469,351, $169,546, $1,187,293, $331,280, $968,689, $949,962, $739,185, $1,464,658, $1,492,651, $631,989, $1,509,143, $774,863, $680,056, $1,673,310, $2,708,461, $2,650,044, $122,269, $726,679, $396,622, $461,452, $696,097 and $45,087 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-226

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2011 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$9,796,227	$7,939,853	$6,082,283
Interest and other	188,444	252,162	140,105

	9,984,671	8,192,015	6,222,388
Expenses
Interest	1,677,421	1,622,262	1,076,260
Depreciation and amortization	2,535,821	2,596,632	1,326,964
Taxes and insurance	1,150,763	977,864	700,260
Repairs and maintenance	1,748,050	1,258,157	1,139,734
Operating expenses	3,306,723	3,244,054	2,958,679
Impairment loss	-	-	-
Other expenses	325,843	133,546	69,134

	10,744,621	9,832,515	7,271,031

NET LOSS	$(759,950)	$(1,640,500)	$(1,048,643)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(968,689)	$(949,962)	$(739,185)

Net income (loss) allocated to other partners	$208,739	$(690,538)	$(309,458)

*	Amounts include $536,012, $156,402, $588,334, $402,596, $469,351, $169,546, $1,187,293, $331,280, $968,689, $949,962, $739,185, $1,464,658, $1,492,651, $631,989, $1,509,143, $774,863, $680,056, $1,673,310, $2,708,461, $2,650,044, $122,269, $726,679, $396,622, $461,452, $696,097 and $45,087 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-227

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2011 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$10,522,615	$7,423,588	$6,043,351
Interest and other	315,949	265,008	238,200

	10,838,564	7,688,596	6,281,551
Expenses
Interest	1,572,080	1,662,947	1,231,737
Depreciation and amortization	2,964,375	2,773,264	2,134,558
Taxes and insurance	1,529,770	998,676	755,605
Repairs and maintenance	1,708,364	1,281,979	765,345
Operating expenses	3,998,230	2,779,822	2,876,474
Impairment loss	-	-	-
Other expenses	617,388	493,689	180,297

	12,390,207	9,990,377	7,944,016

NET LOSS	$(1,551,643)	$(2,301,781)	$(1,662,465)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,464,658)	$(1,533,272)	$(631,989)

Net income (loss) allocated to other partners	$(86,985)	$(768,509)	$(1,030,476)

*	Amounts include $536,012, $156,402, $588,334, $402,596, $469,351, $169,546, $1,187,293, $331,280, $968,689, $949,962, $739,185, $1,464,658, $1,492,651, $631,989, $1,509,143, $774,863, $680,056, $1,673,310, $2,708,461, $2,650,044, $122,269, $726,679, $396,622, $461,452, $696,097 and $45,087 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-228

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2011 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$8,250,797	$6,722,880	$6,794,417
Interest and other	308,720	227,868	260,109

	8,559,517	6,950,748	7,054,526
Expenses
Interest	1,602,936	1,636,416	1,693,494
Depreciation and amortization	2,701,625	2,152,629	1,991,880
Taxes and insurance	1,166,464	857,401	687,006
Repairs and maintenance	1,110,341	1,103,918	1,600,477
Operating expenses	4,017,066	2,466,632	2,382,957
Impairment loss	-	-	-
Other expenses	99,834	83,655	121,461

	10,698,266	8,300,651	8,477,275

NET LOSS	$(2,138,749)	$(1,349,903)	$(1,422,749)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,509,143)	$(852,880)	$(734,104)

Net income (loss) allocated to other partners	$(629,606)	$(497,023)	$(688,645)

*	Amounts include $536,012, $156,402, $588,334, $402,596, $469,351, $169,546, $1,187,293, $331,280, $968,689, $949,962, $739,185, $1,464,658, $1,492,651, $631,989, $1,509,143, $774,863, $680,056, $1,673,310, $2,708,461, $2,650,044, $122,269, $726,679, $396,622, $461,452, $696,097 and $45,087 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-229

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2011 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$5,807,108	$4,409,070	$3,457,171
Interest and other	227,725	189,388	327,190

	6,034,833	4,598,458	3,784,361
Expenses
Interest	1,125,812	1,042,183	794,491
Depreciation and amortization	2,155,796	1,470,446	1,354,639
Taxes and insurance	916,970	546,194	416,808
Repairs and maintenance	969,136	779,093	605,553
Operating expenses	3,091,071	1,745,583	1,624,265
Impairment loss	-	4,471,725	4,471,725
Other expenses	100,289	132,825	170,129

	8,359,074	10,188,049	9,437,610

NET LOSS	$(2,324,241)	$(5,589,591)	$(5,653,249)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,706,131)	$(2,839,766)	$(3,017,505)

Net income (loss) allocated to other partners	$(618,110)	$(2,749,825)	$(2,635,744)

*	Amounts include $536,012, $156,402, $588,334, $402,596, $469,351, $169,546, $1,187,293, $331,280, $968,689, $949,962, $739,185, $1,464,658, $1,492,651, $631,989, $1,509,143, $774,863, $680,056, $1,673,310, $2,708,461, $2,650,044, $122,269, $726,679, $396,622, $461,452, $696,097 and $45,087 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-230

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2011 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$9,685,423	$11,751,328	$11,193,581
Interest and other	696,997	521,986	333,681

	10,382,420	12,273,314	11,527,262
Expenses
Interest	3,272,846	3,860,958	3,056,584
Depreciation and amortization	2,564,853	3,875,892	3,977,746
Taxes and insurance	1,337,434	1,392,140	1,147,772
Repairs and maintenance	1,456,627	1,985,781	2,057,577
Operating expenses	2,762,748	2,862,936	3,476,514
Impairment loss	-	-	-
Other expenses	73,125	141,077	259,896

	11,467,633	14,118,784	13,976,089

NET LOSS	$(1,085,213)	$(1,845,470)	$(2,448,827)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(472,991)	$(1,444,671)	$(850,067)

Net income (loss) allocated to other partners	$(612,222)	$(400,799)	$(1,598,760)

*	Amounts include $536,012, $156,402, $588,334, $402,596, $469,351, $169,546, $1,187,293, $331,280, $968,689, $949,962, $739,185, $1,464,658, $1,492,651, $631,989, $1,509,143, $774,863, $680,056, $1,673,310, $2,708,461, $2,650,044, $122,269, $726,679, $396,622, $461,452, $696,097 and $45,087 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-231

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2011 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$9,364,550	$9,169,133	$10,842,982
Interest and other	413,614	285,490	349,035

	9,778,164	9,454,623	11,192,017
Expenses
Interest	2,461,670	3,256,640	2,673,689
Depreciation and amortization	3,143,748	2,918,920	3,358,204
Taxes and insurance	917,458	966,510	1,415,554
Repairs and maintenance	1,729,245	1,546,000	2,138,921
Operating expenses	3,309,603	2,972,811	3,971,103
Impairment loss	-	-	-
Other expenses	170,855	114,131	190,487

	11,732,579	11,775,012	13,747,958

NET LOSS	$(1,954,415)	$(2,320,389)	$(2,555,941)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(935,966)	$(1,374,242)	$(1,293,082)

Net income (loss) allocated to other partners	$(1,018,449)	$(946,147)	$(1,262,859)

*	Amounts include $536,012, $156,402, $588,334, $402,596, $469,351, $169,546, $1,187,293, $331,280, $968,689, $949,962, $739,185, $1,464,658, $1,492,651, $631,989, $1,509,143, $774,863, $680,056, $1,673,310, $2,708,461, $2,650,044, $122,269, $726,679, $396,622, $461,452, $696,097 and $45,087 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-232

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2011 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$5,670,171
Interest and other	328,676

5,998,847
Expenses
Interest	1,444,188
Depreciation and amortization	1,515,328
Taxes and insurance	726,435
Repairs and maintenance	1,175,608
Operating expenses	1,940,448
Impairment loss	-
Other expenses	46,860

6,848,867

NET LOSS	$(850,020)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$(705,660)

Net income (loss) allocated to other partners	$(144,360)

*	Amounts include $536,012, $156,402, $588,334, $402,596, $469,351, $169,546, $1,187,293, $331,280, $968,689, $949,962, $739,185, $1,464,658, $1,492,651, $631,989, $1,509,143, $774,863, $680,056, $1,673,310, $2,708,461, $2,650,044, $122,269, $726,679, $396,622, $461,452, $696,097 and $45,087 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-233

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-234

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-235

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-236

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-237

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-238

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-239

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-240

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-241

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-242

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-243

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE D - NOTES RECEIVABLE

Notes receivable at March 31, 2012 and 2011 consist of advance installments of $69,698 and $69,698, respectively, of capital contributions to operating limited partnerships. The notes are comprised of noninterest bearing and interest bearing notes with rates ranging from 3.00% to prime + 1.00%. Prime was 3.25% as of March 31, 2012 and 2011. These notes are secured by future installments of capital contributions or paid upon demand. The notes at March 31, 2012 and 2011 by series are as follows:

	2012	2011

Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	46,908	46,908
Series 33	-	-
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	-	-
Series 40	-	-
Series 41	-	-
Series 42	22,790	22,790
Series 43	-	-
Series 44	-	-
Series 45	-	-
Series 46	-	-

	$69,698	$69,698

F-244

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2012 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(26,444,927)	$709,830	$77,461

Operating limited partnership rents received in advance	(25,330)	(792)	(17,340)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	3,223,033	(485,260)	(65,953)

Other	10,095,286	1,046,852	532,053

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(22,532,031)	(536,012)	(156,402)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(6,367,770)	(101,262)	(161,852)

Impairment loss not recognized for tax purposes	16,692,807	-	-

Operating limited partnership impairment loss not recognized for tax purposes	4,381,396	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(4,871,911)	(229,931)	(15,785)

Income (loss) for tax return purposes, December 31, 2011	$(25,849,447)	$403,425	$192,182

F-245

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2012 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(199,453)	$(176,389)	$24,116

Operating limited partnership rents received in advance	-	-	(1,330)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	77,268	48,983	57,757

Other	548,081	158,495	(104,260)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(588,334)	(402,596)	(469,351)

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	(205,269)	(83,214)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(559,466)	(564,133)	(153,169)

Income (loss) for tax return purposes, December 31, 2011	$(721,904)	$(1,140,909)	$(729,451)

F-246

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2012 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$1,220,041	$(148,277)	$(273,280)

Operating limited partnership rents received in advance	-	-	(286)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(1,240,982)	260,248	33,712

Other	931,841	257,584	7,695

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(169,546)	(1,187,293)	(331,280)

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	(410,051)	(179,576)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(153,645)	(1,324,478)	(1,090,434)

Income (loss) for tax return purposes, December 31, 2011	$587,709	$(2,552,267)	$(1,833,449)

F-247

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2012 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(266,396)	$(299,048)	$(187,318)

Operating limited partnership rents received in advance	(1,956)	(12,543)	(4,323)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	330,768	331,404	74,144

Other	915,610	782,620	317,452

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(968,689)	(949,962)	(739,185)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(261,242)	(266,622)	(242,186)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(43,419)	6,612	(23,091)

Income (loss) for tax return purposes, December 31, 2011	$(295,324)	$(407,539)	$(804,507)

F-248

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2012 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(391,897)	$(341,661)	$(92,813)

Operating limited partnership rents received in advance	(17,822)	14,054	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	364,152	223,428	129,714

Other	1,081,043	175,525	(269,603)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,464,658)	(1,492,651)	(631,989)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(661,460)	(277,002)	(147,498)

Impairment loss not recognized for tax purposes	31,776	12,173	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	44,653	(371,358)	(46,541)

Income (loss) for tax return purposes, December 31, 2011	$(1,014,213)	$(2,057,492)	$(1,058,730)

F-249

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2012 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(367,740)	$(320,129)	$(191,788)

Operating limited partnership rents received in advance	1,085	(3,664)	886

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	293,196	228,360	160,596

Other	346,459	80,802	173,437

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,509,143)	(774,863)	(680,056)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(263,619)	(302,349)	(320,433)

Impairment loss not recognized for tax purposes	-	15,474	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	49,198	(106,958)	(87,890)

Income (loss) for tax return purposes, December 31, 2011	$(1,450,564)	$(1,183,327)	$(945,248)

F-250

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2012 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(208,996)	$(1,076,160)	$(1,392,463)

Operating limited partnership rents received in advance	14,466	3,043	4,146

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	204,864	164,400	136,800

Other	567,323	86,752	355,807

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,673,310)	(2,708,461)	(2,650,044)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(199,553)	(239,198)	(116,566)

Impairment loss not recognized for tax purposes	-	768,169	867,465

Operating limited partnership impairment loss not recognized for tax purposes	-	2,190,698	2,190,698

Difference due to fiscal year for book purposes and calendar year for tax purposes	(96,636)	(91,904)	(84,595)

Income (loss) for tax return purposes, December 31, 2011	$(1,391,842)	$(902,661)	$(688,752)

F-251

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2012 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(2,411,765)	$(2,401,457)	$(2,368,983)

Operating limited partnership rents received in advance	2,631	(1,781)	(1,393)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	200,016	238,068	249,780

Other	145,349	81,830	205,103

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(122,269)	(726,679)	(396,622)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(168,637)	(213,703)	(232,974)

Impairment loss not recognized for tax purposes	1,833,033	1,267,710	1,587,363

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(103,388)	26,852	(36,491)

Income (loss) for tax return purposes, December 31, 2011	$(625,030)	$(1,729,160)	$(994,217)

F-252

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2012 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$(3,114,804)	$(3,379,213)	$(5,737,784)

Operating limited partnership rents received in advance	(2,411)	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	306,780	284,698	366,564

Other	609,140	900,810	190,602

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(461,452)	(696,097)	(45,087)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(233,409)	(264,358)	(365,601)

Impairment loss not recognized for tax purposes	2,201,172	2,156,011	3,838,473

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(51,330)	178,785	99,463

Income (loss) for tax return purposes, December 31, 2011	$(746,314)	$(819,364)	$(1,653,370)

F-253

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2012 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(3,128,561)

Operating limited partnership rents received in advance	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	249,528

Other	(29,116)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	(450,136)

Impairment loss not recognized for tax purposes	2,113,988

Operating limited partnership impairment loss not recognized for tax purposes	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(42,832)

Income (loss) for tax return purposes, December 31, 2011	$(1,287,129)

F-254

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2011 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(34,618,430)	$782,240	$(10,292)

Operating limited partnership rents received in advance	15,459	2,390	(16,314)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	269,367	(737,086)	69,765

Other	486,390	2,909,018	281,162

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(22,745,446)	(1,252,420)	(102,473)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(5,900,883)	(136,452)	(287,158)

Impairment loss not recognized for tax purposes	23,038,128	-	-

Operating limited partnership impairment loss not recognized for tax purposes	5,470,472	-	318,421

Difference due to fiscal year for book purposes and calendar year for tax purposes	69,753	(895,663)	(19,916)

Income (loss) for tax return purposes, December 31, 2010	$(33,915,190)	$672,027	$233,195

F-255

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-256

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-257

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-258

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-259

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-260

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-261

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-262

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-263

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-264

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2012 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2011	$125,120,427	$(2,819,217)	$(2,420,607)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	80,780,371	2,885,315	2,808,604

Impairment loss in investment in operating limited partnerships	(232,429,918)	(1,648,785)	(197,154)

Historic tax credits - cumulative	978,267	570,617	-

Less share of loss - three months ended March 31, 2012	(1,482,646)	(86,256)	(236,024)

Operating limited partnership impairment loss not recognized for tax purposes	4,381,396	-	-

Other	49,141,153	1,098,326	45,181

Investments in operating limited partnerships - as reported	$26,489,050	$-	$-

F-265

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2012 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2011	$(2,782,080)	$1,537,309	$(306,238)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	4,966,027	2,695,647	3,600,661

Impairment loss in investment in operating limited partnerships	(3,958,929)	(7,715,907)	(3,630,235)

Historic tax credits - cumulative	223,537	-	-

Less share of loss - three months ended March 31, 2012	(90,435)	(49,191)	(81,405)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,641,880	3,532,142	417,217

Investments in operating limited partnerships - as reported	$-	$-	$-

F-266

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2012 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2011	$2,852,474	$1,272,176	$574,567

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	604,305	6,132,941	2,165,786

Impairment loss in investment in operating limited partnerships	(5,280,243)	(11,211,839)	(6,900,647)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2012	(50,739)	(120,610)	(266,164)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,874,203	3,927,332	4,426,458

Investments in operating limited partnerships - as reported	$-	$-	$-

F-267

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2012 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2011	$11,764,927	$2,638,400	$2,104,357

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,807,444	5,819,395	4,313,907

Impairment loss in investment in operating limited partnerships	(16,993,020)	(10,929,833)	(6,597,720)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2012	(111,234)	(265,241)	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	2,531,883	2,737,279	179,456

Investments in operating limited partnerships - as reported	$-	$-	$-

F-268

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2012 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2011	$4,227,006	$8,294,977	$5,930,551

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	5,956,178	4,297,514	1,478,719

Impairment loss in investment in operating limited partnerships	(15,609,298)	(14,759,194)	(9,065,379)

Historic tax credits - cumulative	-	184,113	-

Less share of loss - three months ended March 31, 2012	(125,347)	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	5,551,461	1,982,590	1,656,109

Investments in operating limited partnerships - as reported	$-	$-	$-

F-269

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2012 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2011	$5,145,089	$6,551,050	$1,644,245

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	7,533,477	2,177,825	3,663,065

Impairment loss in investment in operating limited partnerships	(11,558,475)	(12,350,565)	(7,658,323)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2012	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	(1,120,091)	3,621,690	2,351,013

Investments in operating limited partnerships - as reported	$-	$-	$-

F-270

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2012 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2011	$3,931,205	$7,529,386	$6,127,209

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	3,463,441	2,734,822	2,674,914

Impairment loss in investment in operating limited partnerships	(8,613,319)	(10,442,358)	(7,386,007)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2012	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	2,190,698	2,190,698

Other	1,218,673	(1,982,515)	(3,478,862)

Investments in operating limited partnerships - as reported	$-	$30,033	$127,952

F-271

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2012 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2011	$8,740,575	$2,328,355	$7,365,274

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	219,933	1,415,040	1,218,759

Impairment loss in investment in operating limited partnerships	(10,436,808)	(6,398,746)	(8,918,705)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2012	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,783,620	3,547,949	2,010,900

Investments in operating limited partnerships - as reported	$307,320	$892,598	$1,676,228

F-272

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2012 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2011	$9,767,002	$5,819,206	$14,615,954

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,039,866	2,851,078	255,708

Impairment loss in investment in operating limited partnerships	(9,563,330)	(7,156,290)	(9,980,277)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2012	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,778,404	851,874	3,337,422

Investments in operating limited partnerships - as reported	$4,021,942	$2,365,868	$8,228,807

F-273

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2012 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2011	$12,687,275

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-

Impairment loss in investment in operating limited partnerships	(7,468,532)

Historic tax credits - cumulative	-

Less share of loss - three months ended March 31, 2012	-

Operating limited partnership impairment loss not recognized for tax purposes	-

Other	3,619,559

Investments in operating limited partnerships - as reported	$8,838,302

F-274

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-275

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-276

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-277

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-278

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-279

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-280

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-281

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-282

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-283

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2011 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2010	$13,924,432

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-

Impairment loss in investment in operating limited partnerships	(5,420,848)

Historic tax credits - cumulative	-

Less share of loss - three months ended March 31, 201	-

Operating limited partnership impairment loss not recognized for tax purposes	-

Other	3,129,216

Investments in operating limited partnerships - as reported	$11,632,800

F-284

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE F - CASH EQUIVALENTS

Cash equivalents of $7,488,933 and $7,900,155 as of March 31, 2012 and 2011, respectively, include money market accounts with interest rates ranging from 0.10% to 0.45% per annum.

NOTE G - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Fund has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2012.

NOTE H - SUBSEQUENT EVENTS

Subsequent to March 31, 2012, the Fund has entered into agreements to either sell or transfer interests in one operating limited partnership all of which closed by June 2012. The sales price and other terms for the disposition of the operating limited partnership has been determined. The proceeds received for the operating limited partnership were $32,680. The gain on the sale of these operating limited partnership was $27,680 and was recognized in the first quarter of the fiscal year ended 2013. The Fund also received additional proceeds from six operating limited partnerships that were disposed of in the prior year of $1,235,456 in the first quarter of the fiscal year ended 2013. The payment of the additional proceeds were contingent upon several factors including timely completion of a minor rehabilitation at the property.

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

F-285