Form 10-K, Exhibit 13
period 2013-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2013-07-10
CIK 913778

FINANCIAL STATEMENTS AND

REPORTS OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRMS

BOSTON CAPITAL TAX CREDIT FUND IV L.P. -

SERIES 20 THROUGH SERIES 46

MARCH 31, 2013 AND 2012

Boston Capital Tax Credit Fund IV L.P. -

Series 20 through Series 46

Schedules not listed are omitted because of the absence of the conditions under which they are required or the information is included in the financial statements or the notes thereto.

Report of Independent Registered Public Accounting Firm

To the Partners

Boston Capital Tax Credit Fund IV L.P.

We have audited the accompanying balance sheet of Boston Capital Tax Credit Fund IV L.P. - Series 20 through Series 46 (the Partnership), in total and for each series, as of March 31, 2013, and the related statements of operations, partners’ capital (deficit) and cash flow for the total Partnership and for each series for the year ended March 31, 2013. The Partnership’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statements provides a reasonable basis for our opinion.

F-3

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund IV L.P. - Series 20 through Series 46, in total and for each series, as of March 31, 2013, and the results of its operations and cash flows for the total Partnership and for each series for the year ended March 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/CohnReznick LLP
COHNREZNICK LLP

Bethesda, Maryland

July 10, 2013

F-4

Report of Independent Registered Public Accounting Firm

To the Partners of

Boston Capital Tax Credit Fund IV L.P.

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund IV L.P. - Series 20 through Series 46 (the Partnership), in total and for each series, as of March 31, 2012, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total Partnership and for each of the series for year ended March 31, 2012. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain operating limited partnerships which investments represent $1,427,529 of the total partnership assets as of March 31, 2012 and $58,569 of the total partnership income (loss) for the year ended March 31, 2012; of the assets for Series 20 as of March 31, 2012, $0 and of the income (loss) for Series 20 for the year ended March 31, 2012, $0; of the assets for Series 21 as of March 31, 2012, $0 and of the income (loss) for Series 21 for the year ended March 31, 2012, $0; of the assets for Series 22 as of March 31, 2012, $0, and of the income (loss) for Series 22 for the year ended March 31, 2012, $0; of the assets for Series 23 as of March 31, 2012, $0 and of the income (loss) for Series 23 for the year ended March 31, 2012, $0; of the assets for Series 24 as of March 31, 2012, $0 and of the income (loss) for Series 24 for the year ended March 31, 2012, $0; of the assets for Series 25 as of March 31, 2012, $0 and of the income (loss) for Series 25 for the year ended March 31, 2012, $0; of the assets for Series 26 as of March 31, 2012, $0 and of the income (loss) for Series 26 for the year ended March 31, 2012, $0; of the assets for Series 27 as of March 31, 2012, $0 and of the income (loss) for Series 27 for the year ended March 31, 2012, $0; of the assets for Series 28 as of March 31, 2012, $0 and of the income (loss) for Series 28 for the year ended March 31, 2012, $0; of the assets for Series 29 as of March 31, 2012, $0 and of the income (loss) for Series 29 for the year ended March 31, 2012, $0; of the assets for Series 30 as of March 31, 2012, $0 and of the income (loss) for Series 30 for the year ended March 31, 2012, $0; of the assets for Series 31 as of March 31, 2012, $0 and of the income (loss) for Series 31 for the year ended March 31, 2012, $0; of the assets for Series 32 as of March 31, 2012, $0 and of the income (loss) for Series 32 for the year ended March 31, 2012, $0; of the assets for Series 33 as of March 31, 2012, $0 and of the income (loss) for Series 33 for the year ended March 31, 2012, $0; of the assets for Series 34 as of March 31, 2012, $0 and of the income (loss) for Series 34 for the year ended March 31, 2012, $0; of the assets for Series 35 as of March 31, 2012, $0 and of the income (loss) for Series 35 for the year ended March 31, 2012, $0; of the assets for Series 36 as of March 31, 2012, $0 and of the income (loss) for Series 36 for the year ended March 31, 2012, $0; of the assets for Series 37 as of March 31, 2012, $0 and of the income (loss) for Series 37 for the year ended March 31, 2012, $0; of the assets for Series 38 as of March 31, 2012, $0 and of the income (loss) for Series 38 for the year ended March 31, 2012, $0; of the assets for Series 39 as of March 31, 2012, $0 and of the income (loss) for Series 39 for the year ended March 31, 2012, $0; of the assets for Series 40 as of March 31, 2012, $0 and of the income (loss) for Series 40 for the year ended March 31, 2012, $0; of the assets for Series 41 as of March 31, 2012, $259,799 and of the income (loss) for Series 41 for the year ended March 31, 2012, $(154,025); of the assets for Series 42 as of March 31, 2012, $490,652 and of the income (loss) for Series 42 for the year ended March 31, 2012, $163,907; of the assets for Series 43 as of March 31, 2012, $677,078 and of the income (loss) for Series 43 for the year ended March 31, 2012, $48,687; of the assets for Series 44 as of March 31, 2012, $0 and of the income (loss) for Series 44 for the year ended March 31, 2012, $0; of the assets for Series 45 as of March 31, 2012, $0 and of the income (loss) for Series 45 for year ended March 31, 2012, $0; and of the assets for Series 46 as of March 31, 2012, $0 and of the income (loss) for Series 46 for the year ended March 31, 2012, $0. Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.

F-5

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the reports of the other auditors provide a reasonable basis for our opinion.

F-6

In our opinion, based on our audit and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund IV L.P. - Series 20 through Series 46, in total and for each series, as of March 31, 2012, and the results of its operations and its cash flows for the total Partnership and for each of the series for year ended March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

REZNICK GROUP, P.C.

Bethesda, Maryland
July 13, 2012

F-7

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2013 and 2012

	Total
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$13,605,938	$26,489,050

OTHER ASSETS
Cash and cash equivalents	10,156,227	7,526,780
Notes receivable	69,698	69,698
Deferred acquisition costs, net of accumulated amortization	1,786,668	2,567,553
Other assets	838,860	180,995

	$26,457,391	$36,834,076

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$196,892	$72,296
Accounts payable - affiliates	53,175,805	54,365,790
Capital contributions payable	1,111,008	1,135,980

	54,483,705	55,574,066
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 issued and 83,644,880 and 83,646,580 outstanding at March 31, 2013 and 2012, respectively.	(20,579,829)	(11,386,367)
General partner	(7,446,485)	(7,353,623)

	(28,026,314)	(18,739,990)

	$26,457,391	$36,834,076

(continued) F-8

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 20
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	158,143	479,690
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$158,143	$479,690

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$20,000	$27,500
Accounts payable - affiliates	2,027,860	2,209,870
Capital contributions payable	-	-

	2,047,860	2,237,370
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 issued and 3,865,700 outstanding at March 31, 2013 and 2012.	(1,562,568)	(1,431,851)
General partner	(327,149)	(325,829)

	(1,889,717)	(1,757,680)

	$158,143	$479,690

(continued) F-9

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 21
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	128,750	244,322
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	3,000	-

	$131,750	$244,322

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$10,000
Accounts payable - affiliates	1,403,159	1,411,079
Capital contributions payable	-	-

	1,403,159	1,421,079
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 issued and 1,890,700 outstanding at March 31, 2013 and 2012.	(1,096,744)	(1,003,039)
General partner	(174,665)	(173,718)

	(1,271,409)	(1,176,757)

	$131,750	$244,322

(continued) F-10

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 22
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	223,347	156,063
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	500

	$223,347	$156,563

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,918,338	3,025,264
Capital contributions payable	9,352	9,352

	2,927,690	3,034,616
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 at March 31, 2013 and 2012 issued and outstanding	(2,458,216)	(2,630,189)
General partner	(246,127)	(247,864)

	(2,704,343)	(2,878,053)

	$223,347	$156,563

(continued) F-11

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 23
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	172,186	114,217
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$172,186	$114,217

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,478,131	2,427,842
Capital contributions payable	-	-

	2,478,131	2,427,842
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 at March 31, 2013 and 2012 issued and outstanding	(1,998,039)	(2,005,642)
General partner	(307,906)	(307,983)

	(2,305,945)	(2,313,625)

	$172,186	$114,217

(continued) F-12

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 24
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,726,961	278,922
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	3,422	-

	$1,730,383	$278,922

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$5,000
Accounts payable - affiliates	2,468,363	2,667,771
Capital contributions payable	-	9,999

	2,468,363	2,682,770
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 at March 31, 2013 and 2012 issued and outstanding	(545,303)	(2,194,512)
General partner	(192,677)	(209,336)

	(737,980)	(2,403,848)

	$1,730,383	$278,922

(continued) F-13

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 25
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,984,103	492,120
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	627,865	1,250

	$2,611,968	$493,370

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$978	$16,222
Accounts payable - affiliates	-	914,217
Capital contributions payable	-	-

	978	930,439
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 issued and 3,025,609 outstanding at March 31, 2013 and 2012.	2,842,324	(175,254)
General partner	(231,334)	(261,815)

	2,610,990	(437,069)

	$2,611,968	$493,370

(continued) F-14

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 26
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	271,051	563,940
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	4,363	5,400

	$275,414	$569,340

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$7,460	$5,101
Accounts payable - affiliates	499,347	2,560,808
Capital contributions payable	1,293	14,490

	508,100	2,580,399
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 issued and 3,995,200 and 3,995,900 outstanding at March 31, 2013 and 2012, respectively.	109,894	(1,650,695)
General partner	(342,580)	(360,364)

	(232,686)	(2,011,059)

	$275,414	$569,340

(continued) F-15

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 27
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	230,059	312,310
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	65,391
Other assets	7,233	7,233

	$237,292	$384,934

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$7,500	$-
Accounts payable - affiliates	1,603,517	2,175,083
Capital contributions payable	10,020	10,020

	1,621,037	2,185,103
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 at March 31, 2013 and 2012 issued and outstanding	(1,163,460)	(1,575,720)
General partner	(220,285)	(224,449)

	(1,383,745)	(1,800,169)

	$237,292	$384,934

(continued) F-16

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 28
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	386,279	329,156
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	3,550	3,550

	$389,829	$332,706

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$5,070
Accounts payable - affiliates	1,577,136	1,660,464
Capital contributions payable	40,968	40,968

	1,618,104	1,706,502
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 issued and 4,000,238 outstanding at March 31, 2013 and 2012.	(872,244)	(1,016,310)
General partner	(356,031)	(357,486)

	(1,228,275)	(1,373,796)

	$389,829	$332,706

(continued) F-17

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 29
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	82,084	246,671
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$82,084	$246,671

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	3,508,005	3,226,601
Capital contributions payable	10,197	10,197

	3,518,202	3,236,798
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 at March 31, 2013 and 2012 issued and outstanding	(3,063,110)	(2,621,579)
General partner	(373,008)	(368,548)

	(3,436,118)	(2,990,127)

	$82,084	$246,671

(continued) F-18

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 30
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	269,758	304,531
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	500	500

	$270,258	$305,031

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,535,665	1,470,602
Capital contributions payable	127,396	127,396

	1,663,061	1,597,998
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 at March 31, 2013 and 2012 issued and outstanding	(1,151,819)	(1,052,981)
General partner	(240,984)	(239,986)

	(1,392,803)	(1,292,967)

	$270,258	$305,031

(continued) F-19

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 31
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	233,992	185,230
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	25,000	25,000

	$258,992	$210,230

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,933,577	2,711,114
Capital contributions payable	66,294	66,294

	2,999,871	2,777,408
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 at March 31, 2013 and 2012 issued and outstanding	(2,334,212)	(2,162,248)
General partner	(406,667)	(404,930)

	(2,740,879)	(2,567,178)

	$258,992	$210,230

(continued) F-20

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 32
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	337,905	429,921
Notes receivable	46,908	46,908
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	22,577	-

	$407,390	$476,829

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,815,554	2,634,439
Capital contributions payable	173,561	173,561

	2,989,115	2,808,000
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 issued and 4,753,698 outstanding at March 31, 2013 and 2012.	(2,149,545)	(1,901,497)
General partner	(432,180)	(429,674)

	(2,581,725)	(2,331,171)

	$407,390	$476,829

(continued) F-21

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 33
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	201,600	277,132
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$201,600	$277,132

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$3,403	$3,403
Accounts payable - affiliates	1,817,978	1,769,570
Capital contributions payable	69,154	69,154

	1,890,535	1,842,127
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 issued and 2,635,533 and 2,636,533 outstanding at March 31, 2013 and 2012, respectively.	(1,446,266)	(1,323,565)
General partner	(242,669)	(241,430)

	(1,688,935)	(1,564,995)

	$201,600	$277,132

(continued) F-22

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 34
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	63,811	14,637
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$63,811	$14,637

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	3,631,497	3,340,741
Capital contributions payable	-	-

	3,631,497	3,340,741
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 at March 31, 2013 and 2012 issued and outstanding	(3,231,619)	(2,992,453)
General partner	(336,067)	(333,651)

	(3,567,686)	(3,326,104)

	$63,811	$14,637

(continued) F-23

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 35
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	101,782	118,570
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$101,782	$118,570

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,055,092	1,842,062
Capital contributions payable	-	-

	2,055,092	1,842,062
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 at March 31, 2013 and 2012 issued and outstanding	(1,651,752)	(1,424,232)
General partner	(301,558)	(299,260)

	(1,953,310)	(1,723,492)

	$101,782	$118,570

(continued) F-24

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 36
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,437,216	159,780
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$1,437,216	$159,780

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$131,000	$-
Accounts payable - affiliates	1,975,871	2,001,422
Capital contributions payable	-	-

	2,106,871	2,001,422
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,837 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,837 at March 31, 2013 and 2012 issued and outstanding	(484,295)	(1,644,562)
General partner	(185,360)	(197,080)

	(669,655)	(1,841,642)

	$1,437,216	$159,780

(continued) F-25

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 37
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	287,786	378,738
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$287,786	$378,738

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,942,283	1,837,419
Capital contributions payable	138,438	138,438

	2,080,721	1,975,857
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 at March 31, 2013 and 2012 issued and outstanding	(1,559,442)	(1,365,584)
General partner	(233,493)	(231,535)

	(1,792,935)	(1,597,119)

	$287,786	$378,738

(continued) F-26

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 38
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$30,033

OTHER ASSETS
Cash and cash equivalents	175,521	224,156
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$175,521	$254,189

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,552,432	1,488,032
Capital contributions payable	-	-

	1,552,432	1,488,032
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 at March 31, 2013 and 2012 issued and outstanding	(1,144,857)	(1,003,220)
General partner	(232,054)	(230,623)

	(1,376,911)	(1,233,843)

	$175,521	$254,189

(continued) F-27

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 39
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$127,952

OTHER ASSETS
Cash and cash equivalents	142,890	182,356
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$142,890	$310,308

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,411,099	1,324,299
Capital contributions payable	-	-

	1,411,099	1,324,299
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,152 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,152 at March 31, 2013 and 202 issued and outstanding	(1,059,085)	(807,409)
General partner	(209,124)	(206,582)

	(1,268,209)	(1,013,991)

	$142,890	$310,308

(continued) F-28

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 40
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$307,320

OTHER ASSETS
Cash and cash equivalents	92,145	81,751
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$92,145	$389,071

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,615,847	2,406,215
Capital contributions payable	102	102

	2,615,949	2,406,317
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 at March 31, 2013 and 2012 issued and outstanding	(2,273,622)	(1,772,130)
General partner	(250,182)	(245,116)

	(2,523,804)	(2,017,246)

	$92,145	$389,071

(continued) F-29

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 41
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$892,598

OTHER ASSETS
Cash and cash equivalents	147,099	194,350
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	226,608
Other assets	1,218	1,218

	$148,317	$1,314,774

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,869,208	2,656,140
Capital contributions payable	100	100

	2,869,308	2,656,240
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 at March 31, 2013 and 2012 issued and outstanding	(2,444,612)	(1,078,882)
General partner	(276,379)	(262,584)

	(2,720,991)	(1,341,466)

	$148,317	$1,314,774

(continued) F-30

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 42
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$109,918	$1,676,228

OTHER ASSETS
Cash and cash equivalents	259,722	341,295
Notes receivable	22,790	22,790
Deferred acquisition costs, net of accumulated amortization	276,642	345,802
Other assets	51,003	51,003

	$720,075	$2,437,118

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,872,773	1,773,533
Capital contributions payable	73,433	73,433

	1,946,206	1,846,966
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 at March 31, 2013 and 2012 issued and outstanding	(972,931)	825,189
General partner	(253,200)	(235,037)

	(1,226,131)	590,152

	$720,075	$2,437,118

(continued) F-31

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 43
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,467,908	$4,021,942

OTHER ASSETS
Cash and cash equivalents	244,501	226,214
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	267,168	333,960
Other assets	85,341	85,341

	$2,064,918	$4,667,457

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,241,448	1,959,668
Capital contributions payable	121,112	121,112

	2,362,560	2,080,780
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 at March 31, 2013 and 2012 issued and outstanding	26,856	2,882,332
General partner	(324,498)	(295,655)

	(297,642)	2,586,677

	$2,064,918	$4,667,457

(continued) F-32

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 44
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,079,218	$2,365,868

OTHER ASSETS
Cash and cash equivalents	342,053	423,458
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	1,131,190	1,413,990
Other assets	-	-

	$2,552,461	$4,203,316

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$21,551	$-
Accounts payable - affiliates	1,352,903	1,093,203
Capital contributions payable	252,864	254,640

	1,627,318	1,347,843
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,973 at March 31, 2013 and 2012 issued and outstanding	1,153,340	3,064,367
General partner	(228,197)	(208,894)

	925,143	2,855,473

	$2,552,461	$4,203,316

(continued) F-33

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 45
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$4,953,547	$8,228,807

OTHER ASSETS
Cash and cash equivalents	274,823	462,109
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	71,262	89,078
Other assets	-	-

	$5,299,632	$8,779,994

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$5,000	$-
Accounts payable - affiliates	1,141,419	1,000,557
Capital contributions payable	16,724	16,724

	1,163,143	1,017,281
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 at March 31, 2013 and 2012 issued and outstanding	4,448,786	8,038,748
General partner	(312,297)	(276,035)

	4,136,489	7,762,713

	$5,299,632	$8,779,994

(continued) F-34

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 46
	2013	2012
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$5,995,347	$8,838,302

OTHER ASSETS
Cash and cash equivalents	180,660	305,141
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	40,406	92,724
Other assets	3,788	-

	$6,220,201	$9,236,167

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	927,303	777,775
Capital contributions payable	-	-

	927,303	777,775
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 at March 31, 2013 and 2012 issued and outstanding	5,502,712	8,636,551
General partner	(209,814)	(178,159)

	5,292,898	8,458,392

	$6,220,201	$9,236,167

(continued) F-35

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

Years ended March 31, 2013 and 2012

	Total
	2013	2012
Income
Interest income	$102,062	$29,891
Miscellaneous	804,306	475,884

	906,368	505,775

Share of income (losses) from operating limited partnerships *	6,320,307	(3,024,768)

Expenses and loss
Fund management fee	4,523,004	5,052,521
Amortization	633,807	976,537
General and administrative expenses	578,018	507,411
Professional fees	845,782	696,658
Impairment loss	9,932,388	16,692,807

	16,512,999	23,925,934

NET INCOME (LOSS)	$(9,286,324)	$(26,444,927)

Net income (loss) allocated to general partner	$(92,862)	$(264,452)

Net income (loss) allocated to limited partners	$(9,193,462)	$(26,180,475)

Net income (loss) per BAC	$(0.11)	$(0.31)

* Includes $9,359,210 and $2,427,719, respectively, in 2013 and 2012 from gain/(loss) on disposal of operating limited partnership.

(continued) F-36

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 20
	2013	2012
Income
Interest income	$697	$1,642
Miscellaneous	3,125	760

	3,822	2,402

Share of income (losses) from operating limited partnerships *	6,402	852,350

Expenses and loss
Fund management fee	95,105	101,267
Amortization	-	-
General and administrative expenses	25,093	19,364
Professional fees	22,063	24,291
Impairment loss	-	-

	142,261	144,922

NET INCOME (LOSS)	$(132,037)	$709,830

Net income (loss) allocated to general partner	$(1,320)	$7,098

Net income (loss) allocated to limited partners	$(130,717)	$702,732

Net income (loss) per BAC	$(0.03)	$0.18

* Includes $6,402 and $852,350, respectively, in 2013 and 2012 from gain/(loss) on disposal of operating limited partnership.

(continued) F-37

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 21
	2013	2012
Income
Interest income	$535	$980
Miscellaneous	3,559	7,046

	4,094	8,026

Share of income (losses) from operating limited partnerships *	-	118,002

Expenses and loss
Fund management fee	64,029	16,783
Amortization	-	-
General and administrative expenses	17,140	14,280
Professional fees	17,577	17,504
Impairment loss	-	-

	98,746	48,567

NET INCOME (LOSS)	$(94,652)	$77,461

Net income (loss) allocated to general partner	$(947)	$775

Net income (loss) allocated to limited partners	$(93,705)	$76,686

Net income (loss) per BAC	$(0.05)	$0.04

* Includes $- and $118,002, respectively, in 2013 and 2012 from gain/(loss) on disposal of operating limited partnership.

(continued) F-38

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 22
	2013	2012
Income
Interest income	$561	$315
Miscellaneous	5,683	9,352

	6,244	9,667

Share of income (losses) from operating limited partnerships *	318,670	-

Expenses and loss
Fund management fee	104,481	164,875
Amortization	-	-
General and administrative expenses	22,085	17,181
Professional fees	24,638	27,064
Impairment loss	-	-

	151,204	209,120

NET INCOME (LOSS)	$173,710	$(199,453)

Net income (loss) allocated to general partner	$1,737	$(1,995)

Net income (loss) allocated to limited partners	$171,973	$(197,458)

Net income (loss) per BAC	$0.07	$(0.08)

* Includes $318,670 and $-, respectively, in 2013 and 2012 from gain/(loss) on disposal of operating limited partnership.

(continued) F-39

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 23
	2013	2012
Income
Interest income	$349	$352
Miscellaneous	68,066	10,135

	68,415	10,487

Share of income (losses) from operating limited partnerships *	82,930	-

Expenses and loss
Fund management fee	98,414	137,115
Amortization	-	-
General and administrative expenses	23,856	18,693
Professional fees	21,395	31,068
Impairment loss	-	-

	143,665	186,876

NET INCOME (LOSS)	$7,680	$(176,389)

Net income (loss) allocated to general partner	$77	$(1,764)

Net income (loss) allocated to limited partners	$7,603	$(174,625)

Net income (loss) per BAC	$-	$(0.05)

* Includes $82,930 and $-, respectively, in 2013 and 2012 from gain/(loss) on disposal of operating limited partnership.

(continued) F-40

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 24
	2013	2012
Income
Interest income	$1,025	$1,106
Miscellaneous	19,253	42,091

	20,278	43,197

Share of income (losses) from operating limited partnerships *	1,793,701	139,151

Expenses and loss
Fund management fee	104,844	117,357
Amortization	-	-
General and administrative expenses	19,400	15,729
Professional fees	23,867	25,146
Impairment loss	-	-

	148,111	158,232

NET INCOME (LOSS)	$1,665,868	$24,116

Net income (loss) allocated to general partner	$16,659	$241

Net income (loss) allocated to limited partners	$1,649,209	$23,875

Net income (loss) per BAC	$0.76	$0.01

* Includes $1,793,701 and $139,151, respectively, in 2013 and 2012 from gain/(loss) on disposal of operating limited partnership.

(continued) F-41

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 25
	2013	2012
Income
Interest income	$1,490	$2,918
Miscellaneous	25,450	70,827

	26,940	73,745

Share of income (losses) from operating limited partnerships *	3,096,620	1,215,347

Expenses and loss
Fund management fee	32,033	28,664
Amortization	-	-
General and administrative expenses	21,601	17,120
Professional fees	21,867	23,267
Impairment loss	-	-

	75,501	69,051

NET INCOME (LOSS)	$3,048,059	$1,220,041

Net income (loss) allocated to general partner	$30,481	$12,200

Net income (loss) allocated to limited partners	$3,017,578	$1,207,841

Net income (loss) per BAC	$1.00	$0.40

* Includes $3,096,620 and $1,215,347, respectively, in 2013 and 2012 from gain/(loss) on disposal of operating limited partnership.

(continued) F-42

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 26
	2013	2012
Income
Interest income	$1,346	$794
Miscellaneous	41,069	157,922

	42,415	158,716

Share of income (losses) from operating limited partnerships *	2,007,273	44,244

Expenses and loss
Fund management fee	205,800	293,043
Amortization	-	-
General and administrative expenses	28,005	20,943
Professional fees	37,510	37,251
Impairment loss	-	-

	271,315	351,237

NET INCOME (LOSS)	$1,778,373	$(148,277)

Net income (loss) allocated to general partner	$17,784	$(1,483)

Net income (loss) allocated to limited partners	$1,760,589	$(146,794)

Net income (loss) per BAC	$0.44	$(0.04)

* Includes $2,007,273 and $44,244, respectively, in 2013 and 2012 from gain/(loss) on disposal of operating limited partnership.

(continued) F-43

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 27
	2013	2012
Income
Interest income	$797	$1,248
Miscellaneous	64,656	20,283

	65,453	21,531

Share of income (losses) from operating limited partnerships *	582,228	-

Expenses and loss
Fund management fee	126,174	192,567
Amortization	65,391	65,392
General and administrative expenses	19,132	15,672
Professional fees	20,560	21,180
Impairment loss	-	-

	231,257	294,811

NET INCOME (LOSS)	$416,424	$(273,280)

Net income (loss) allocated to general partner	$4,164	$(2,733)

Net income (loss) allocated to limited partners	$412,260	$(270,547)

Net income (loss) per BAC	$0.17	$(0.11)

* Includes $582,228 and $-, respectively, in 2013 and 2012 from gain/(loss) on disposal of operating limited partnership.

(continued) F-44

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 28
	2013	2012
Income
Interest income	$1,121	$1,719
Miscellaneous	299,127	34,420

	300,248	36,139

Share of income (losses) from operating limited partnerships *	53,550	37,059

Expenses and loss
Fund management fee	157,026	293,175
Amortization	-	-
General and administrative expenses	24,006	19,488
Professional fees	27,245	26,931
Impairment loss	-	-

	208,277	339,594

NET INCOME (LOSS)	$145,521	$(266,396)

Net income (loss) allocated to general partner	$1,455	$(2,664)

Net income (loss) allocated to limited partners	$144,066	$(263,732)

Net income (loss) per BAC	$0.04	$(0.07)

* Includes $53,550 and $37,059, respectively, in 2013 and 2012 from gain/(loss) on disposal of operating limited partnership.

(continued) F-45

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 29
	2013	2012
Income
Interest income	$503	$1,166
Miscellaneous	5,900	17,029

	6,403	18,195

Share of income (losses) from operating limited partnerships	-	-

Expenses and loss
Fund management fee	272,387	258,261
Amortization	-	-
General and administrative expenses	25,811	19,728
Professional fees	154,196	39,254
Impairment loss	-	-

	452,394	317,243

NET INCOME (LOSS)	$(445,991)	$(299,048)

Net income (loss) allocated to general partner	$(4,460)	$(2,990)

Net income (loss) allocated to limited partners	$(441,531)	$(296,058)

Net income (loss) per BAC	$(0.11)	$(0.07)

(continued) F-46

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 30
	2013	2012
Income
Interest income	$868	$1,764
Miscellaneous	4,365	2,165

	5,233	3,929

Share of income (losses) from operating limited partnerships *	67,243	-

Expenses and loss
Fund management fee	129,592	152,732
Amortization	-	-
General and administrative expenses	20,091	15,251
Professional fees	22,629	23,264
Impairment loss	-	-

	172,312	191,247

NET INCOME (LOSS)	$(99,836)	$(187,318)

Net income (loss) allocated to general partner	$(998)	$(1,873)

Net income (loss) allocated to limited partners	$(98,838)	$(185,445)

Net income (loss) per BAC	$(0.04)	$(0.07)

* Includes $72,943 and $-, respectively, in 2013 and 2012 from gain/(loss) on disposal of operating limited partnership.

(continued) F-47

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 31
	2013	2012
Income
Interest income	$634	$963
Miscellaneous	12,014	8,648

	12,648	9,611

Share of income (losses) from operating limited partnerships *	48,230	-

Expenses and loss
Fund management fee	181,336	322,878
Amortization	-	-
General and administrative expenses	25,030	19,655
Professional fees	28,213	27,199
Impairment loss	-	31,776

	234,579	401,508

NET INCOME (LOSS)	$(173,701)	$(391,897)

Net income (loss) allocated to general partner	$(1,737)	$(3,919)

Net income (loss) allocated to limited partners	$(171,964)	$(387,978)

Net income (loss) per BAC	$(0.04)	$(0.09)

* Includes $48,230 and $-, respectively, in 2013 and 2012 from gain/(loss) on disposal of operating limited partnership.

(continued) F-48

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 32
	2013	2012
Income
Interest income	$1,078	$1,975
Miscellaneous	22,800	1,799

	23,878	3,774

Share of income (losses) from operating limited partnerships *	1,449	(40,621)

Expenses and loss
Fund management fee	227,575	248,887
Amortization	-	-
General and administrative expenses	25,714	19,513
Professional fees	22,592	24,241
Impairment loss	-	12,173

	275,881	304,814

NET INCOME (LOSS)	$(250,554)	$(341,661)

Net income (loss) allocated to general partner	$(2,506)	$(3,417)

Net income (loss) allocated to limited partners	$(248,048)	$(338,244)

Net income (loss) per BAC	$(0.05)	$(0.07)

* Includes $1,449 and $-, respectively, in 2013 and 2012 from gain/(loss) on disposal of operating limited partnership.

(continued) F-49

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 33
	2013	2012
Income
Interest income	$680	$1,086
Miscellaneous	18,943	4,650

	19,623	5,736

Share of income (losses) from operating limited partnerships *	-	21,566

Expenses and loss
Fund management fee	107,019	84,495
Amortization	-	-
General and administrative expenses	18,291	17,132
Professional fees	18,253	18,488
Impairment loss	-	-

	143,563	120,115

NET INCOME (LOSS)	$(123,940)	$(92,813)

Net income (loss) allocated to general partner	$(1,239)	$(928)

Net income (loss) allocated to limited partners	$(122,701)	$(91,885)

Net income (loss) per BAC	$(0.05)	$(0.03)

* Includes $- and $21,566, respectively, in 2013 and 2012 from gain/(loss) on disposal of operating limited partnership.

(continued) F-50

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 34
	2013	2012
Income
Interest income	$20	$55
Miscellaneous	64,547	22,853

	64,567	22,908

Share of income (losses) from operating limited partnerships	-	(83,056)

Expenses and loss
Fund management fee	258,242	259,042
Amortization	-	-
General and administrative expenses	21,056	19,505
Professional fees	26,851	29,045
Impairment loss	-	-

	306,149	307,592

NET INCOME (LOSS)	$(241,582)	$(367,740)

Net income (loss) allocated to general partner	$(2,416)	$(3,677)

Net income (loss) allocated to limited partners	$(239,166)	$(364,063)

Net income (loss) per BAC	$(0.07)	$(0.10)

(continued) F-51

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 35
	2013	2012
Income
Interest income	$210	$256
Miscellaneous	69	3,475

	279	3,731

Share of income (losses) from operating limited partnerships *	10,700	(78,017)

Expenses and loss
Fund management fee	192,645	186,375
Amortization	-	-
General and administrative expenses	20,449	19,072
Professional fees	27,703	24,922
Impairment loss	-	15,474

	240,797	245,843

NET INCOME (LOSS)	$(229,818)	$(320,129)

Net income (loss) allocated to general partner	$(2,298)	$(3,201)

Net income (loss) allocated to limited partners	$(227,520)	$(316,928)

Net income (loss) per BAC	$(0.07)	$(0.10)

* Includes $52,500 and $-, respectively, in 2013 and 2012 from gain/(loss) on disposal of operating limited partnership.

(continued) F-52

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 36
	2013	2012
Income
Interest income	$588	$252
Miscellaneous	35,148	18,309

	35,736	18,561

Share of income (losses) from operating limited partnerships *	1,242,272	(54,048)

Expenses and loss
Fund management fee	53,810	120,118
Amortization	-	-
General and administrative expenses	17,049	16,713
Professional fees	35,162	19,470
Impairment loss	-	-

	106,021	156,301

NET INCOME (LOSS)	$1,171,987	$(191,788)

Net income (loss) allocated to general partner	$11,720	$(1,918)

Net income (loss) allocated to limited partners	$1,160,267	$(189,870)

Net income (loss) per BAC	$0.55	$(0.09)

* Includes $1,242,272 and $-, respectively, in 2013 and 2012 from gain/(loss) on disposal of operating limited partnership.

(continued) F-53

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 37
	2013	2012
Income
Interest income	$927	$1,646
Miscellaneous	23,092	41,499

	24,019	43,145

Share of income (losses) from operating limited partnerships	-	(32,821)

Expenses and loss
Fund management fee	186,346	186,346
Amortization	-	-
General and administrative expenses	17,248	16,854
Professional fees	16,241	16,120
Impairment loss	-	-

	219,835	219,320

NET INCOME (LOSS)	$(195,816)	$(208,996)

Net income (loss) allocated to general partner	$(1,958)	$(2,090)

Net income (loss) allocated to limited partners	$(193,858)	$(206,906)

Net income (loss) per BAC	$(0.08)	$(0.08)

(continued) F-54

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 38
	2013	2012
Income
Interest income	$336	$399
Miscellaneous	53,597	2,000

	53,933	2,399

Share of income (losses) from operating limited partnerships	(24,773)	(131,305)

Expenses and loss
Fund management fee	133,356	141,498
Amortization	-	-
General and administrative expenses	17,975	17,927
Professional fees	20,897	19,660
Impairment loss	-	768,169

	172,228	947,254

NET INCOME (LOSS)	$(143,068)	$(1,076,160)

Net income (loss) allocated to general partner	$(1,431)	$(10,762)

Net income (loss) allocated to limited partners	$(141,637)	$(1,065,398)

Net income (loss) per BAC	$(0.06)	$(0.42)

(continued) F-55

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 39
	2013	2012
Income
Interest income	$511	$1,421
Miscellaneous	13,621	-

	14,132	1,421

Share of income (losses) from operating limited partnerships	(88,925)	(367,461)

Expenses and loss
Fund management fee	112,877	122,665
Amortization	-	-
General and administrative expenses	16,783	16,878
Professional fees	18,339	19,415
Impairment loss	31,426	867,465

	179,425	1,026,423

NET INCOME (LOSS)	$(254,218)	$(1,392,463)

Net income (loss) allocated to general partner	$(2,542)	$(13,925)

Net income (loss) allocated to limited partners	$(251,676)	$(1,378,538)

Net income (loss) per BAC	$(0.11)	$(0.60)

(continued) F-56

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 40
	2013	2012
Income
Interest income	$82	$196
Miscellaneous	19,238	-

	19,320	196

Share of income (losses) from operating limited partnerships	(145,154)	(350,722)

Expenses and loss
Fund management fee	175,622	185,311
Amortization	-	-
General and administrative expenses	18,823	17,907
Professional fees	26,763	24,988
Impairment loss	159,516	1,833,033

	380,724	2,061,239

NET INCOME (LOSS)	$(506,558)	$(2,411,765)

Net income (loss) allocated to general partner	$(5,066)	$(24,118)

Net income (loss) allocated to limited partners	$(501,492)	$(2,387,647)

Net income (loss) per BAC	$(0.19)	$(0.91)

(continued) F-57

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 41
	2013	2012
Income
Interest income	$512	$1,065
Miscellaneous	-	-

	512	1,065

Share of income (losses) from operating limited partnerships	(314,199)	(717,992)

Expenses and loss
Fund management fee	215,993	214,742
Amortization	113,304	152,816
General and administrative expenses	21,299	20,718
Professional fees	28,440	28,544
Impairment loss	686,802	1,267,710

	1,065,838	1,684,530

NET INCOME (LOSS)	$(1,379,525)	$(2,401,457)

Net income (loss) allocated to general partner	$(13,795)	$(24,015)

Net income (loss) allocated to limited partners	$(1,365,730)	$(2,377,442)

Net income (loss) per BAC	$(0.47)	$(0.82)

(continued) F-58

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 42
	2013	2012
Income
Interest income	$32,726	$603
Miscellaneous	716	621

	33,442	1,224

Share of income (losses) from operating limited partnerships	(378,764)	(453,445)

Expenses and loss
Fund management fee	209,045	204,470
Amortization	69,160	71,717
General and administrative expenses	21,755	21,441
Professional fees	29,909	31,771
Impairment loss	1,141,092	1,587,363

	1,470,961	1,916,762

NET INCOME (LOSS)	$(1,816,283)	$(2,368,983)

Net income (loss) allocated to general partner	$(18,163)	$(23,690)

Net income (loss) allocated to limited partners	$(1,798,120)	$(2,345,293)

Net income (loss) per BAC	$(0.66)	$(0.85)

(continued) F-59

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 43
	2013	2012
Income
Interest income	$52,044	$623
Miscellaneous	115	-

	52,159	623

Share of income (losses) from operating limited partnerships	(364,989)	(491,020)

Expenses and loss
Fund management fee	268,623	267,852
Amortization	66,792	98,916
General and administrative expenses	23,277	22,433
Professional fees	31,521	34,034
Impairment loss	2,181,276	2,201,172

	2,571,489	2,624,407

NET INCOME (LOSS)	$(2,884,319)	$(3,114,804)

Net income (loss) allocated to general partner	$(28,843)	$(31,148)

Net income (loss) allocated to limited partners	$(2,855,476)	$(3,083,656)

Net income (loss) per BAC	$(0.78)	$(0.85)

(continued) F-60

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 44
	2013	2012
Income
Interest income	$894	$1,351
Miscellaneous	51	-

	945	1,351

Share of income (losses) from operating limited partnerships	(340,390)	(698,324)

Expenses and loss
Fund management fee	261,770	201,750
Amortization	282,800	282,800
General and administrative expenses	19,326	20,188
Professional fees	45,783	21,491
Impairment loss	981,206	2,156,011

	1,590,885	2,682,240

NET INCOME (LOSS)	$(1,930,330)	$(3,379,213)

Net income (loss) allocated to general partner	$(19,303)	$(33,792)

Net income (loss) allocated to limited partners	$(1,911,027)	$(3,345,421)

Net income (loss) per BAC	$(0.71)	$(1.24)

(continued) F-61

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 45
	2013	2012
Income
Interest income	$878	$2,054
Miscellaneous	51	-

	929	2,054

Share of income (losses) from operating limited partnerships *	(748,455)	(1,247,995)

Expenses and loss
Fund management fee	318,774	318,236
Amortization	17,816	273,092
General and administrative expenses	25,943	25,447
Professional fees	40,419	36,595
Impairment loss	2,475,746	3,838,473

	2,878,698	4,491,843

NET INCOME (LOSS)	$(3,626,224)	$(5,737,784)

Net income (loss) allocated to general partner	$(36,262)	$(57,378)

Net income (loss) allocated to limited partners	$(3,589,962)	$(5,680,406)

Net income (loss) per BAC	$(0.89)	$(1.42)

* Includes $442 and $-, respectively, in 2013 and 2012 from gain/(loss) on disposal of operating limited partnership.

(continued) F-62

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 46
	2013	2012
Income
Interest income	$650	$1,942
Miscellaneous	51	-

	701	1,942

Share of income (losses) from operating limited partnerships	(585,312)	(705,660)

Expenses and loss
Fund management fee	230,086	232,017
Amortization	18,544	31,804
General and administrative expenses	21,780	22,579
Professional fees	35,149	24,455
Impairment loss	2,275,324	2,113,988

	2,580,883	2,424,843

NET INCOME (LOSS)	$(3,165,494)	$(3,128,561)

Net income (loss) allocated to general partner	$(31,655)	$(31,286)

Net income (loss) allocated to limited partners	$(3,133,839)	$(3,097,275)

Net income (loss) per BAC	$(1.05)	$(1.04)

(see notes to financial statements)

F-63

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2013 and 2012

Total	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$14,794,108	$(7,089,171)	$7,704,937

Net income (loss)	(26,180,475)	(264,452)	(26,444,927)

Partners’ capital (deficit), March 31, 2012	(11,386,367)	(7,353,623)	(18,739,990)

Net income (loss)	(9,193,462)	(92,862)	(9,286,324)

Partners’ capital (deficit), March 31, 2013	$(20,579,829)	$(7,446,485)	$(28,026,314)

Series 20	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(2,134,583)	$(332,927)	$(2,467,510)

Net income (loss)	702,732	7,098	709,830

Partners’ capital (deficit), March 31, 2012	(1,431,851)	(325,829)	(1,757,680)

Net income (loss)	(130,717)	(1,320)	(132,037)

Partners’ capital (deficit), March 31, 2013	$(1,562,568)	$(327,149)	$(1,889,717)

Series 21	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(1,079,725)	$(174,493)	$(1,254,218)

Net income (loss)	76,686	775	77,461

Partners’ capital (deficit), March 31, 2012	(1,003,039)	(173,718)	(1,176,757)

Net income (loss)	(93,705)	(947)	(94,652)

Partners’ capital (deficit), March 31, 2013	$(1,096,744)	$(174,665)	$(1,271,409)

Series 22	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(2,432,731)	$(245,869)	$(2,678,600)

Net income (loss)	(197,458)	(1,995)	(199,453)

Partners’ capital (deficit), March 31, 2012	(2,630,189)	(247,864)	(2,878,053)

Net income (loss)	171,973	1,737	173,710

Partners’ capital (deficit), March 31, 2013	$(2,458,216)	$(246,127)	$(2,704,343)

(continued) F-64

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2013 and 2012

Series 23	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(1,831,017)	$(306,219)	$(2,137,236)

Net income (loss)	(174,625)	(1,764)	(176,389)

Partners’ capital (deficit), March 31, 2012	(2,005,642)	(307,983)	(2,313,625)

Net income (loss)	7,603	77	7,680

Partners’ capital (deficit), March 31, 2013	$(1,998,039)	$(307,906)	$(2,305,945)

Series 24	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(2,218,387)	$(209,577)	$(2,427,964)

Net income (loss)	23,875	241	24,116

Partners’ capital (deficit), March 31, 2012	(2,194,512)	(209,336)	(2,403,848)

Net income (loss)	1,649,209	16,659	1,665,868

Partners’ capital (deficit), March 31, 2013	$(545,303)	$(192,677)	$(737,980)

Series 25	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(1,383,095)	$(274,015)	$(1,657,110)

Net income (loss)	1,207,841	12,200	1,220,041

Partners’ capital (deficit), March 31, 2012	(175,254)	(261,815)	(437,069)

Net income (loss)	3,017,578	30,481	3,048,059

Partners’ capital (deficit), March 31, 2013	$2,842,324	$(231,334)	$2,610,990

Series 26	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(1,503,901)	$(358,881)	$(1,862,782)

Net income (loss)	(146,794)	(1,483)	(148,277)

Partners’ capital (deficit), March 31, 2012	(1,650,695)	(360,364)	(2,011,059)

Net income (loss)	1,760,589	17,784	1,778,373

Partners’ capital (deficit), March 31, 2013	$109,894	$(342,580)	$(232,686)

(continued) F-65

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2013 and 2012

Series 27	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(1,305,173)	$(221,716)	$(1,526,889)

Net income (loss)	(270,547)	(2,733)	(273,280)

Partners’ capital (deficit), March 31, 2012	(1,575,720)	(224,449)	(1,800,169)

Net income (loss)	412,260	4,164	416,424

Partners’ capital (deficit), March 31, 2013	$(1,163,460)	$(220,285)	$(1,383,745)

Series 28	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(752,578)	$(354,822)	$(1,107,400)

Net income (loss)	(263,732)	(2,664)	(266,396)

Partners’ capital (deficit), March 31, 2012	(1,016,310)	(357,486)	(1,373,796)

Net income (loss)	144,066	1,455	145,521

Partners’ capital (deficit), March 31, 2013	$(872,244)	$(356,031)	$(1,228,275)

Series 29	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(2,325,521)	$(365,558)	$(2,691,079)

Net income (loss)	(296,058)	(2,990)	(299,048)

Partners’ capital (deficit), March 31, 2012	(2,621,579)	(368,548)	(2,990,127)

Net income (loss)	(441,531)	(4,460)	(445,991)

Partners’ capital (deficit), March 31, 2013	$(3,063,110)	$(373,008)	$(3,436,118)

Series 30	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(867,536)	$(238,113)	$(1,105,649)

Net income (loss)	(185,445)	(1,873)	(187,318)

Partners’ capital (deficit), March 31, 2012	(1,052,981)	(239,986)	(1,292,967)

Net income (loss)	(98,838)	(998)	(99,836)

Partners’ capital (deficit), March 31, 2013	$(1,151,819)	$(240,984)	$(1,392,803)

(continued) F-66

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2013 and 2012

Series 31	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(1,774,270)	$(401,011)	$(2,175,281)

Net income (loss)	(387,978)	(3,919)	(391,897)

Partners’ capital (deficit), March 31, 2012	(2,162,248)	(404,930)	(2,567,178)

Net income (loss)	(171,964)	(1,737)	(173,701)

Partners’ capital (deficit), March 31, 2013	$(2,334,212)	$(406,667)	$(2,740,879)

Series 32	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(1,563,253)	$(426,257)	$(1,989,510)

Net income (loss)	(338,244)	(3,417)	(341,661)

Partners’ capital (deficit), March 31, 2012	(1,901,497)	(429,674)	(2,331,171)

Net income (loss)	(248,048)	(2,506)	(250,554)

Partners’ capital (deficit), March 31, 2013	$(2,149,545)	$(432,180)	$(2,581,725)

Series 33	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(1,231,680)	$(240,502)	$(1,472,182)

Net income (loss)	(91,885)	(928)	(92,813)

Partners’ capital (deficit), March 31, 2012	(1,323,565)	(241,430)	(1,564,995)

Net income (loss)	(122,701)	(1,239)	(123,940)

Partners’ capital (deficit), March 31, 2013	$(1,446,266)	$(242,669)	$(1,688,935)

Series 34	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(2,628,390)	$(329,974)	$(2,958,364)

Net income (loss)	(364,063)	(3,677)	(367,740)

Partners’ capital (deficit), March 31, 2012	(2,992,453)	(333,651)	(3,326,104)

Net income (loss)	(239,166)	(2,416)	(241,582)

Partners’ capital (deficit), March 31, 2013	$(3,231,619)	$(336,067)	$(3,567,686)

(continued) F-67

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2013 and 2012

Series 35	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(1,107,304)	$(296,059)	$(1,403,363)

Net income (loss)	(316,928)	(3,201)	(320,129)

Partners’ capital (deficit), March 31, 2012	(1,424,232)	(299,260)	(1,723,492)

Net income (loss)	(227,520)	(2,298)	(229,818)

Partners’ capital (deficit), March 31, 2013	$(1,651,752)	$(301,558)	$(1,953,310)

Series 36	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(1,454,692)	$(195,162)	$(1,649,854)

Net income (loss)	(189,870)	(1,918)	(191,788)

Partners’ capital (deficit), March 31, 2012	(1,644,562)	(197,080)	(1,841,642)

Net income (loss)	1,160,267	11,720	1,171,987

Partners’ capital (deficit), March 31, 2013	$(484,295)	$(185,360)	$(669,655)

Series 37	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(1,158,678)	$(229,445)	$(1,388,123)

Net income (loss)	(206,906)	(2,090)	(208,996)

Partners’ capital (deficit), March 31, 2012	(1,365,584)	(231,535)	(1,597,119)

Net income (loss)	(193,858)	(1,958)	(195,816)

Partners’ capital (deficit), March 31, 2013	$(1,559,442)	$(233,493)	$(1,792,935)

Series 38	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$62,178	$(219,861)	$(157,683)

Net income (loss)	(1,065,398)	(10,762)	(1,076,160)

Partners’ capital (deficit), March 31, 2012	(1,003,220)	(230,623)	(1,233,843)

Net income (loss)	(141,637)	(1,431)	(143,068)

Partners’ capital (deficit), March 31, 2013	$(1,144,857)	$(232,054)	$(1,376,911)

(continued) F-68

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2013 and 2012

Series 39	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$571,129	$(192,657)	$378,472

Net income (loss)	(1,378,538)	(13,925)	(1,392,463)

Partners’ capital (deficit), March 31, 2012	(807,409)	(206,582)	(1,013,991)

Net income (loss)	(251,676)	(2,542)	(254,218)

Partners’ capital (deficit), March 31, 2013	$(1,059,085)	$(209,124)	$(1,268,209)

Series 40	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$615,517	$(220,998)	$394,519

Net income (loss)	(2,387,647)	(24,118)	(2,411,765)

Partners’ capital (deficit), March 31, 2012	(1,772,130)	(245,116)	(2,017,246)

Net income (loss)	(501,492)	(5,066)	(506,558)

Partners’ capital (deficit), March 31, 2013	$(2,273,622)	$(250,182)	$(2,523,804)

Series 41	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$1,298,560	$(238,569)	$1,059,991

Net income (loss)	(2,377,442)	(24,015)	(2,401,457)

Partners’ capital (deficit), March 31, 2012	(1,078,882)	(262,584)	(1,341,466)

Net income (loss)	(1,365,730)	(13,795)	(1,379,525)

Partners’ capital (deficit), March 31, 2013	$(2,444,612)	$(276,379)	$(2,720,991)

Series 42	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$3,170,482	$(211,347)	$2,959,135

Net income (loss)	(2,345,293)	(23,690)	(2,368,983)

Partners’ capital (deficit), March 31, 2012	825,189	(235,037)	590,152

Net income (loss)	(1,798,120)	(18,163)	(1,816,283)

Partners’ capital (deficit), March 31, 2013	$(972,931)	$(253,200)	$(1,226,131)

(continued) F-69

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2013 and 2012

Series 43	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$5,965,988	$(264,507)	$5,701,481

Net income (loss)	(3,083,656)	(31,148)	(3,114,804)

Partners’ capital (deficit), March 31, 2012	2,882,332	(295,655)	2,586,677

Net income (loss)	(2,855,476)	(28,843)	(2,884,319)

Partners’ capital (deficit), March 31, 2013	$26,856	$(324,498)	$(297,642)

Series 44	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$6,409,788	$(175,102)	$6,234,686

Net income (loss)	(3,345,421)	(33,792)	(3,379,213)

Partners’ capital (deficit), March 31, 2012	3,064,367	(208,894)	2,855,473

Net income (loss)	(1,911,027)	(19,303)	(1,930,330)

Partners’ capital (deficit), March 31, 2013	$1,153,340	$(228,197)	$925,143

Series 45	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$13,719,154	$(218,657)	$13,500,497

Net income (loss)	(5,680,406)	(57,378)	(5,737,784)

Partners’ capital (deficit), March 31, 2012	8,038,748	(276,035)	7,762,713

Net income (loss)	(3,589,962)	(36,262)	(3,626,224)

Partners’ capital (deficit), March 31, 2013	$4,448,786	$(312,297)	$4,136,489

Series 46	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2011	$11,733,826	$(146,873)	$11,586,953

Net income (loss)	(3,097,275)	(31,286)	(3,128,561)

Partners’ capital (deficit), March 31, 2012	8,636,551	(178,159)	8,458,392

Net income (loss)	(3,133,839)	(31,655)	(3,165,494)

Partners’ capital (deficit), March 31, 2013	$5,502,712	$(209,814)	$5,292,898

(continued) F-70

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

Years ended March 31, 2013 and 2012

	Total
	2013	2012
Cash flows from operating activities
Net income (loss)	$(9,286,324)	$(26,444,927)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(6,320,307)	3,024,768
Impairment loss	9,932,388	16,692,807
Distributions received from operating limited partnerships	193,267	311,726
Amortization	633,807	976,537
Changes in assets and liabilities
Other assets	(175,120)	(113,566)
Accounts payable and accrued expenses	124,596	(111,792)
Accounts payable - affiliates	(1,189,985)	2,847,137

Net cash provided by (used in) operating activities	(6,087,678)	(2,817,310)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(23,196)	(10,001)
Proceeds from disposition of operating limited partnerships	8,740,321	2,427,719

Net cash provided by (used in) investing activities	8,717,125	2,417,718

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,629,447	(399,592)

Cash and cash equivalents, beginning	7,526,780	7,926,372

Cash and cash equivalents, ending	$10,156,227	$7,526,780

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$1,776	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$12,841

(continued) F-71

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 20
	2013	2012
Cash flows from operating activities
Net income (loss)	$(132,037)	$709,830
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(6,402)	(852,350)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(7,500)	9,624
Accounts payable - affiliates	(182,010)	(485,260)

Net cash provided by (used in) operating activities	(327,949)	(618,156)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	6,402	852,350

Net cash provided by (used in) investing activities	6,402	852,350

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(321,547)	234,194

Cash and cash equivalents, beginning	479,690	245,496

Cash and cash equivalents, ending	$158,143	$479,690

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-72

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 21
	2013	2012
Cash flows from operating activities
Net income (loss)	$(94,652)	$77,461
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(118,002)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	(3,000)	-
Accounts payable and accrued expenses	(10,000)	1,980
Accounts payable - affiliates	(7,920)	(173,960)

Net cash provided by (used in) operating activities	(115,572)	(212,521)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	118,002

Net cash provided by (used in) investing activities	-	118,002

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(115,572)	(94,519)

Cash and cash equivalents, beginning	244,322	338,841

Cash and cash equivalents, ending	$128,750	$244,322

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-73

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 22
	2013	2012
Cash flows from operating activities
Net income (loss)	$173,710	$(199,453)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(318,670)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	500	-
Accounts payable and accrued expenses	-	(12,501)
Accounts payable - affiliates	(106,926)	23,641

Net cash provided by (used in) operating activities	(251,386)	(188,313)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	318,670	-

Net cash provided by (used in) investing activities	318,670	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	67,284	(188,313)

Cash and cash equivalents, beginning	156,063	344,376

Cash and cash equivalents, ending	$223,347	$156,063

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-74

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 23
	2013	2012
Cash flows from operating activities
Net income (loss)	$7,680	$(176,389)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(82,930)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(19,800)
Accounts payable - affiliates	50,289	(15,173)

Net cash provided by (used in) operating activities	(24,961)	(211,362)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	82,930	-

Net cash provided by (used in) investing activities	82,930	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	57,969	(211,362)

Cash and cash equivalents, beginning	114,217	325,579

Cash and cash equivalents, ending	$172,186	$114,217

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-75

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 24
	2013	2012
Cash flows from operating activities
Net income (loss)	$1,665,868	$24,116
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(1,793,701)	(139,151)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	(3,422)	-
Accounts payable and accrued expenses	(5,000)	(3,178)
Accounts payable - affiliates	(199,408)	57,757

Net cash provided by (used in) operating activities	(335,663)	(60,456)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(9,999)	-
Proceeds from disposition of operating limited partnerships	1,793,701	139,151

Net cash provided by (used in) investing activities	1,783,702	139,151

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,448,039	78,695

Cash and cash equivalents, beginning	278,922	200,227

Cash and cash equivalents, ending	$1,726,961	$278,922

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-76

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 25
	2013	2012
Cash flows from operating activities
Net income (loss)	$3,048,059	$1,220,041
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(3,096,620)	(1,215,347)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	(7,726)	-
Accounts payable and accrued expenses	(15,244)	(39,164)
Accounts payable - affiliates	(914,217)	(1,240,982)

Net cash provided by (used in) operating activities	(985,748)	(1,275,452)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	(10,001)
Proceeds from disposition of operating limited partnerships	2,477,731	1,215,347

Net cash provided by (used in) investing activities	2,477,731	1,205,346

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,491,983	(70,106)

Cash and cash equivalents, beginning	492,120	562,226

Cash and cash equivalents, ending	$1,984,103	$492,120

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-77

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 26
	2013	2012
Cash flows from operating activities
Net income (loss)	$1,778,373	$(148,277)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(2,007,273)	(44,244)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	1,037	-
Accounts payable and accrued expenses	2,359	(24,899)
Accounts payable - affiliates	(2,061,461)	260,248

Net cash provided by (used in) operating activities	(2,286,965)	42,828

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(13,197)	-
Proceeds from disposition of operating limited partnerships	2,007,273	44,244

Net cash provided by (used in) investing activities	1,994,076	44,244

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(292,889)	87,072

Cash and cash equivalents, beginning	563,940	476,868

Cash and cash equivalents, ending	$271,051	$563,940

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-78

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 27
	2013	2012
Cash flows from operating activities
Net income (loss)	$416,424	$(273,280)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(582,228)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	65,391	65,392
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	7,500	(10,000)
Accounts payable - affiliates	(571,566)	(20,416)

Net cash provided by (used in) operating activities	(664,479)	(238,304)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	582,228	-

Net cash provided by (used in) investing activities	582,228	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(82,251)	(238,304)

Cash and cash equivalents, beginning	312,310	550,614

Cash and cash equivalents, ending	$230,059	$312,310

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$12,841

(continued) F-79

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 28
	2013	2012
Cash flows from operating activities
Net income (loss)	$145,521	$(266,396)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(53,550)	(37,059)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(5,070)	5,070
Accounts payable - affiliates	(83,328)	330,768

Net cash provided by (used in) operating activities	3,573	32,383

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	53,550	37,059

Net cash provided by (used in) investing activities	53,550	37,059

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	57,123	69,442

Cash and cash equivalents, beginning	329,156	259,714

Cash and cash equivalents, ending	$386,279	$329,156

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-80

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 29
	2013	2012
Cash flows from operating activities
Net income (loss)	$(445,991)	$(299,048)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	281,404	331,404

Net cash provided by (used in) operating activities	(164,587)	32,356

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(164,587)	32,356

Cash and cash equivalents, beginning	246,671	214,315

Cash and cash equivalents, ending	$82,084	$246,671

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-81

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 30
	2013	2012
Cash flows from operating activities
Net income (loss)	$(99,836)	$(187,318)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(67,243)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	(5,700)	6,175
Accounts payable and accrued expenses	-	(10,000)
Accounts payable - affiliates	65,063	74,144

Net cash provided by (used in) operating activities	(107,716)	(116,999)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	72,943	-

Net cash provided by (used in) investing activities	72,943	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(34,773)	(116,999)

Cash and cash equivalents, beginning	304,531	421,530

Cash and cash equivalents, ending	$269,758	$304,531

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-82

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 31
	2013	2012
Cash flows from operating activities
Net income (loss)	$(173,701)	$(391,897)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(48,230)	-
Impairment loss	-	31,776
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	222,463	364,152

Net cash provided by (used in) operating activities	532	4,031

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	48,230	-

Net cash provided by (used in) investing activities	48,230	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	48,762	4,031

Cash and cash equivalents, beginning	185,230	181,199

Cash and cash equivalents, ending	$233,992	$185,230

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-83

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 32
	2013	2012
Cash flows from operating activities
Net income (loss)	$(250,554)	$(341,661)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(1,449)	40,621
Impairment loss	-	12,173
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	(22,577)	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	181,115	223,428

Net cash provided by (used in) operating activities	(93,465)	(65,439)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	1,449	-

Net cash provided by (used in) investing activities	1,449	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(92,016)	(65,439)

Cash and cash equivalents, beginning	429,921	495,360

Cash and cash equivalents, ending	$337,905	$429,921

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-84

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 33
	2013	2012
Cash flows from operating activities
Net income (loss)	$(123,940)	$(92,813)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(21,566)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	48,408	129,714

Net cash provided by (used in) operating activities	(75,532)	15,335

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	21,566

Net cash provided by (used in) investing activities	-	21,566

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(75,532)	36,901

Cash and cash equivalents, beginning	277,132	240,231

Cash and cash equivalents, ending	$201,600	$277,132

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-85

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 34
	2013	2012
Cash flows from operating activities
Net income (loss)	$(241,582)	$(367,740)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	83,056
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	(83,056)
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	290,756	317,891

Net cash provided by (used in) operating activities	49,174	(49,849)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	49,174	(49,849)

Cash and cash equivalents, beginning	14,637	64,486

Cash and cash equivalents, ending	$63,811	$14,637

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-86

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 35
	2013	2012
Cash flows from operating activities
Net income (loss)	$(229,818)	$(320,129)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(10,700)	78,017
Impairment loss	-	15,474
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	(41,800)	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	213,030	228,360

Net cash provided by (used in) operating activities	(69,288)	1,722

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	52,500	-

Net cash provided by (used in) investing activities	52,500	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(16,788)	1,722

Cash and cash equivalents, beginning	118,570	116,848

Cash and cash equivalents, ending	$101,782	$118,570

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-87

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 36
	2013	2012
Cash flows from operating activities
Net income (loss)	$1,171,987	$(191,788)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(1,242,272)	54,048
Impairment loss	-	-
Distributions received from operating limited partnerships	-	3,658
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	131,000	-
Accounts payable - affiliates	(25,551)	160,596

Net cash provided by (used in) operating activities	35,164	26,514

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	1,242,272	-

Net cash provided by (used in) investing activities	1,242,272	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,277,436	26,514

Cash and cash equivalents, beginning	159,780	133,266

Cash and cash equivalents, ending	$1,437,216	$159,780

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-88

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 37
	2013	2012
Cash flows from operating activities
Net income (loss)	$(195,816)	$(208,996)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	32,821
Impairment loss	-	-
Distributions received from operating limited partnerships	-	3,658
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	104,864	204,864

Net cash provided by (used in) operating activities	(90,952)	32,347

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(90,952)	32,347

Cash and cash equivalents, beginning	378,738	346,391

Cash and cash equivalents, ending	$287,786	$378,738

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-89

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 38
	2013	2012
Cash flows from operating activities
Net income (loss)	$(143,068)	$(1,076,160)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	24,773	131,305
Impairment loss	-	768,169
Distributions received from operating limited partnerships	5,260	70,016
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	64,400	95,209

Net cash provided by (used in) operating activities	(48,635)	(11,461)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(48,635)	(11,461)

Cash and cash equivalents, beginning	224,156	235,617

Cash and cash equivalents, ending	$175,521	$224,156

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-90

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 39
	2013	2012
Cash flows from operating activities
Net income (loss)	$(254,218)	$(1,392,463)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	88,925	367,461
Impairment loss	31,426	867,465
Distributions received from operating limited partnerships	7,601	15,288
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	86,800	136,800

Net cash provided by (used in) operating activities	(39,466)	(5,449)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(39,466)	(5,449)

Cash and cash equivalents, beginning	182,356	187,805

Cash and cash equivalents, ending	$142,890	$182,356

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-91

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 40
	2013	2012
Cash flows from operating activities
Net income (loss)	$(506,558)	$(2,411,765)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	145,154	350,722
Impairment loss	159,516	1,833,033
Distributions received from operating limited partnerships	2,650	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	209,632	200,016

Net cash provided by (used in) operating activities	10,394	(27,994)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	10,394	(27,994)

Cash and cash equivalents, beginning	81,751	109,745

Cash and cash equivalents, ending	$92,145	$81,751

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-92

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 41
	2013	2012
Cash flows from operating activities
Net income (loss)	$(1,379,525)	$(2,401,457)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	314,199	717,992
Impairment loss	686,802	1,267,710
Distributions received from operating limited partnerships	4,901	12,311
Amortization	113,304	152,816
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(8,924)
Accounts payable - affiliates	213,068	238,068

Net cash provided by (used in) operating activities	(47,251)	(21,484)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(47,251)	(21,484)

Cash and cash equivalents, beginning	194,350	215,834

Cash and cash equivalents, ending	$147,099	$194,350

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-93

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 42
	2013	2012
Cash flows from operating activities
Net income (loss)	$(1,816,283)	$(2,368,983)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	378,764	453,445
Impairment loss	1,141,092	1,587,363
Distributions received from operating limited partnerships	46,454	36,550
Amortization	69,160	71,717
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	99,240	249,780

Net cash provided by (used in) operating activities	(81,573)	29,872

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(81,573)	29,872

Cash and cash equivalents, beginning	341,295	311,423

Cash and cash equivalents, ending	$259,722	$341,295

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-94

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 43
	2013	2012
Cash flows from operating activities
Net income (loss)	$(2,884,319)	$(3,114,804)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	364,989	491,020
Impairment loss	2,181,276	2,201,172
Distributions received from operating limited partnerships	47,654	76,136
Amortization	66,792	98,916
Changes in assets and liabilities
Other assets	(39,885)	(16,506)
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	281,780	255,298

Net cash provided by (used in) operating activities	18,287	(8,768)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	18,287	(8,768)

Cash and cash equivalents, beginning	226,214	234,982

Cash and cash equivalents, ending	$244,501	$226,214

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-95

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 44
	2013	2012
Cash flows from operating activities
Net income (loss)	$(1,930,330)	$(3,379,213)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	340,390	698,324
Impairment loss	981,206	2,156,011
Distributions received from operating limited partnerships	12,037	5,079
Amortization	282,800	282,800
Changes in assets and liabilities
Other assets	(48,759)	(20,179)
Accounts payable and accrued expenses	21,551	-
Accounts payable - affiliates	259,700	284,698

Net cash provided by (used in) operating activities	(81,405)	27,520

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(81,405)	27,520

Cash and cash equivalents, beginning	423,458	395,938

Cash and cash equivalents, ending	$342,053	$423,458

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$1,776	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-96

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 45
	2013	2012
Cash flows from operating activities
Net income (loss)	$(3,626,224)	$(5,737,784)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	748,455	1,247,995
Impairment loss	2,475,746	3,838,473
Distributions received from operating limited partnerships	50,617	47,876
Amortization	17,816	273,092
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	5,000	-
Accounts payable - affiliates	140,862	366,564

Net cash provided by (used in) operating activities	(187,728)	36,216

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	442	-

Net cash provided by (used in) investing activities	442	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(187,286)	36,216

Cash and cash equivalents, beginning	462,109	425,893

Cash and cash equivalents, ending	$274,823	$462,109

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-97

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 46
	2013	2012
Cash flows from operating activities
Net income (loss)	$(3,165,494)	$(3,128,561)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	585,312	705,660
Impairment loss	2,275,324	2,113,988
Distributions received from operating limited partnerships	16,093	41,154
Amortization	18,544	31,804
Changes in assets and liabilities
Other assets	(3,788)	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	149,528	249,528

Net cash provided by (used in) operating activities	(124,481)	13,573

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(124,481)	13,573

Cash and cash equivalents, beginning	305,141	291,568

Cash and cash equivalents, ending	$180,660	$305,141

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-98

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2013 and 2012

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2013 and 2012 are as follows:

	Issued		Outstanding
	2013	2012	2013	2012

Series 20	3,866,700	3,866,700	3,865,700	3,865,700
Series 21	1,892,700	1,892,700	1,890,700	1,890,700
Series 22	2,564,400	2,564,400	2,564,400	2,564,400
Series 23	3,336,727	3,336,727	3,336,727	3,336,727
Series 24	2,169,878	2,169,878	2,169,878	2,169,878
Series 25	3,026,109	3,026,109	3,025,609	3,025,609
Series 26	3,995,900	3,995,900	3,995,200	3,995,900
Series 27	2,460,700	2,460,700	2,460,700	2,460,700
Series 28	4,000,738	4,000,738	4,000,238	4,000,238
Series 29	3,991,800	3,991,800	3,991,800	3,991,800
Series 30	2,651,000	2,651,000	2,651,000	2,651,000
Series 31	4,417,857	4,417,857	4,417,857	4,417,857
Series 32	4,754,198	4,754,198	4,753,698	4,753,698
Series 33	2,636,533	2,636,533	2,635,533	2,636,533
Series 34	3,529,319	3,529,319	3,529,319	3,529,319
Series 35	3,300,463	3,300,463	3,300,463	3,300,463
Series 36	2,106,837	2,106,837	2,106,837	2,106,837
Series 37	2,512,500	2,512,500	2,512,500	2,512,500
Series 38	2,543,100	2,543,100	2,543,100	2,543,100
Series 39	2,292,152	2,292,152	2,292,152	2,292,152
Series 40	2,630,256	2,630,256	2,630,256	2,630,256
Series 41	2,891,626	2,891,626	2,891,626	2,891,626
Series 42	2,744,262	2,744,262	2,744,262	2,744,262
Series 43	3,637,987	3,637,987	3,637,987	3,637,987
Series 44	2,701,973	2,701,973	2,701,973	2,701,973
Series 45	4,014,367	4,014,367	4,014,367	4,014,367
Series 46	2,980,998	2,980,998	2,980,998	2,980,998

	83,651,080	83,651,080	83,644,880	83,646,580

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE A -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

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

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the Fund recorded a valuation allowance of $571,905 and $457,496 as of March 31, 2013 and 2012, respectively.

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Fund also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. Impairment losses have been recognized for the years ended March 31, 2013 and 2012 of $9,932,388 and $16,692,807, respectively.

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

NOTE A -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Acquisition Costs

Acquisition costs were amortized on the straight-line method over 27.5 years. As of March 31, 2013 and 2012, an impairment loss of $147,078 and $1,595,113, respectively, was recorded and the lives of the remaining acquisition costs were reassessed.

Accumulated amortization as of March 31, 2013 and 2012, as well as the March 31, 2013 and 2012 impairments and the remaining lives are as follows:

	Accumulated Amortization	Accumulated Amortization	Acquisition Costs Impairment	Acquisition Costs Impairment	Remaining Life Acquistion Costs
	2013	2012	2013	2012	Years
Series 20	$-	$-	$-	$-	-
Series 21	-	-	-	-	-
Series 22	-	-	-	-	-
Series 23	-	-	-	-	-
Series 24	-	-	-	-	-
Series 25	-	-	-	-	-
Series 26	-	-	-	-	-
Series 27	261,567	196,176	-	-	-
Series 28	-	-	-	-	-
Series 29	-	-	-	-	-
Series 30	-	-	-	-	-
Series 31	-	-	-	-	-
Series 32	-	-	-	-	-
Series 33	-	-	-	-	-
Series 34	-	-	-	-	-
Series 35	-	-	-	-	-
Series 36	-	-	-	-	-
Series 37	-	-	-	-	-
Series 38	-	-	-	-	-
Series 39	-	-	-	-	-
Series 40	-	-	-	-	-
Series 41	-	-	113,304	79,027	-
Series 42	69,160	-	-	12,785	4
Series 43	66,792	-	-	160,616	4
Series 44	1,131,199	848,399	-	-	4
Series 45	17,816	-	-	1,276,381	4
Series 46	-	-	33,774	66,304	4

	$1,546,534	$1,044,575	$147,078	$1,595,113

The annual amortization for deferred acquisition costs for the years 2014, 2015, 2016 and 2017 are estimated to be $446,667.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE A -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure. Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2009 remain open.

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

March 31, 2013 and 2012

NOTE A -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Loss Per Beneficial Assignee Certificate Unit

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2013 and 2012 are as follows:

	2013	2012

Series 20	3,865,700	3,866,367
Series 21	1,890,700	1,890,700
Series 22	2,564,400	2,564,400
Series 23	3,336,727	3,336,727
Series 24	2,169,878	2,169,878
Series 25	3,025,609	3,025,942
Series 26	3,995,667	3,995,900
Series 27	2,460,700	2,460,700
Series 28	4,000,238	4,000,571
Series 29	3,991,800	3,991,800
Series 30	2,651,000	2,651,000
Series 31	4,417,857	4,417,857
Series 32	4,753,698	4,754,031
Series 33	2,636,200	2,636,533
Series 34	3,529,319	3,529,319
Series 35	3,300,463	3,300,463
Series 36	2,106,837	2,106,837
Series 37	2,512,500	2,512,500
Series 38	2,543,100	2,543,100
Series 39	2,292,152	2,292,152
Series 40	2,630,256	2,630,256
Series 41	2,891,626	2,891,626
Series 42	2,744,262	2,744,262
Series 43	3,637,987	3,637,987
Series 44	2,701,973	2,701,973
Series 45	4,014,367	4,014,367
Series 46	2,980,998	2,980,998

	83,646,014	83,648,246

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE A -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

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

March 31, 2013 and 2012

NOTE A -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board ("FASB") issued an update to existing guidance related to fair value measurements on how to measure fair value and what disclosures to provide about fair value measurements. For fair value measurements categorized as level 3, a reporting entity should disclose quantitative information of the unobservable inputs and assumptions, a description of the valuation processes and narrative description of the sensitivity of the fair value to changes in unobservable inputs. This update is effective for interim and annual periods beginning after December 15, 2011. The adoption of this update did not materially affect the Fund's condensed financial statements.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2013 and 2012, the Fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Services, Inc. (BCS), Boston Capital Holdings Limited Partnership (BCHLP) and Boston Capital Asset Management Limited Partnership (BCAM), as follows:

The Fund incurred a fund management fee to Boston Capital Asset Management Limited Partnership in an amount equal to .5 percent of the aggregate cost of the apartment complexes owned by the Operating Partnerships, less the amount of various asset management and reporting fees paid by the Operating Partnerships. The fund management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2013 and 2012, are as follows:

		2013
	Gross Fund Management Fee	Asset Management and Reporting Fee	Fund Management Fee net of Asset Management and Reporting Fee

Series 20	$105,990	$10,885	$95,105
Series 21	67,080	3,051	64,029
Series 22	121,368	16,887	104,481
Series 23	113,039	14,625	98,414
Series 24	122,334	17,490	104,844
Series 25	76,550	44,517	32,033
Series 26	286,205	80,405	205,800
Series 27	229,434	103,260	126,174
Series 28	298,447	141,421	157,026
Series 29	331,404	59,017	272,387
Series 30	163,063	33,471	129,592
Series 31	345,693	164,357	181,336
Series 32	281,115	53,540	227,575
Series 33	123,408	16,389	107,019
Series 34	274,896	16,654	258,242
Series 35	213,030	20,385	192,645
Series 36	154,061	100,251	53,810
Series 37	204,864	18,518	186,346
Series 38	164,400	31,044	133,356
Series 39	136,800	23,923	112,877
Series 40	200,016	24,394	175,622
Series 41	238,068	22,075	215,993
Series 42	249,240	40,195	209,045
Series 43	306,780	38,157	268,623
Series 44	284,700	22,930	261,770
Series 45	365,862	47,088	318,774
Series 46	249,528	19,442	230,086

	$5,707,375	$1,184,371	$4,523,004

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

		2012
	Gross Fund Management Fee	Asset Management and Reporting Fee	Fund Management Fee net of Asset Management and Reporting Fee

Series 20	$169,740	$68,473	$101,267
Series 21	94,047	77,264	16,783
Series 22	177,268	12,393	164,875
Series 23	148,983	11,868	137,115
Series 24	157,757	40,400	117,357
Series 25	119,018	90,354	28,664
Series 26	336,248	43,205	293,043
Series 27	233,712	41,145	192,567
Series 28	330,768	37,593	293,175
Series 29	331,404	73,143	258,261
Series 30	174,144	21,412	152,732
Series 31	364,152	41,274	322,878
Series 32	283,428	34,541	248,887
Series 33	129,714	45,219	84,495
Series 34	293,196	34,154	259,042
Series 35	228,360	41,985	186,375
Series 36	160,596	40,478	120,118
Series 37	204,864	18,518	186,346
Series 38	164,400	22,902	141,498
Series 39	136,800	14,135	122,665
Series 40	200,016	14,705	185,311
Series 41	238,068	23,326	214,742
Series 42	249,780	45,310	204,470
Series 43	306,780	38,928	267,852
Series 44	284,698	82,948	201,750
Series 45	366,564	48,328	318,236
Series 46	249,528	17,511	232,017

	$6,134,033	$1,081,512	$5,052,521

All fund management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2013 and 2012, total fund management fees accrued were $51,851,332 and $52,937,181, respectively.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fund management fees paid for the years ended March 31, 2013 and 2012, are as follows:

	2013	2012

Series 20	$288,000	$655,000
Series 21	75,000	160,000
Series 22	228,294	100,000
Series 23	62,750	100,000
Series 24	321,742	100,000
Series 25	990,767	1,360,000
Series 26	2,347,666	76,000
Series 27	801,000	200,000
Series 28	381,775	-
Series 29	50,000	-
Series 30	98,000	100,000
Series 31	123,230	-
Series 32	100,000	60,000
Series 33	75,000	-
Series 34	-	-
Series 35	-	-
Series 36	50,000	-
Series 37	100,000	-
Series 38	100,000	-
Series 39	50,000	-
Series 40	-	-
Series 41	25,000	-
Series 42	150,000	-
Series 43	25,000	-
Series 44	25,000	-
Series 45	225,000	-
Series 46	100,000	-

	$6,793,224	$2,911,000

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

An affiliate of the general partner of the Fund has advanced funds to pay some operating expenses of the fund, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable to affiliates. The total advances as of March 31, 2013 and 2012, are as follows:

	2013	2012

Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	-	-
Series 33	54,660	54,660
Series 34	120,842	104,982
Series 35	-	-
Series 36	-	129,612
Series 37	-	-
Series 38	-	-
Series 39	220,455	220,455
Series 40	347,144	337,528
Series 41	359,757	359,757
Series 42	221,615	221,615
Series 43	-	-
Series 44	-	-
Series 45	-	-
Series 46	-	-

	$1,324,473	$1,428,609

During the years ended March 31, 2013 and 2012, $15,860 and $24,695, respectively, for Series 34 and $9,616 and $0, respectively, for Series 40 was advanced to the Fund by an affiliate of the general partner. During the year ended March 31, 2013, $129,612 for Series 36, and during the year ended March 31, 2012, $108,007, $53,627, $64,156, $54,128, $69,191 and $51,482 for Series 21, Series 22, Series 23, Series 27, Series 38 and Series 43, respectively, was paid by the Fund to an affiliate of the general partner. All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Fund's interests in Operating Partnerships.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

During the years ended March 31, 2013 and 2012, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2013	2012

Series 20	$17,507	$12,949
Series 21	13,730	10,692
Series 22	16,241	12,440
Series 23	17,016	12,752
Series 24	15,169	11,825
Series 25	15,813	11,970
Series 26	20,672	15,374
Series 27	15,320	11,593
Series 28	18,266	13,812
Series 29	18,633	13,588
Series 30	15,721	11,840
Series 31	19,021	13,937
Series 32	18,156	13,270
Series 33	14,425	13,397
Series 34	16,326	14,695
Series 35	15,766	14,328
Series 36	14,157	13,524
Series 37	14,016	13,395
Series 38	14,561	13,736
Series 39	13,938	13,353
Series 40	15,451	14,408
Series 41	17,001	15,494
Series 42	17,940	16,616
Series 43	18,219	16,282
Series 44	15,173	15,003
Series 45	20,278	18,871
Series 46	17,065	16,502

	$445,581	$375,646

Accounts payable - affiliates at March 31, 2013 and 2012 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2013 and 2012, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes. The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2013 and 2012 by series are as follows:

	2013	2012

Series 20	11	12
Series 21	5	6
Series 22	10	20
Series 23	11	15
Series 24	13	18
Series 25	7	11
Series 26	31	39
Series 27	13	15
Series 28	20	24
Series 29	21	21
Series 30	16	17
Series 31	25	26
Series 32	15	15
Series 33	8	8
Series 34	13	14
Series 35	10	11
Series 36	9	11
Series 37	7	7
Series 38	10	10
Series 39	9	9
Series 40	16	16
Series 41	20	20
Series 42	21	22
Series 43	23	23
Series 44	10	10
Series 45	30	30
Series 46	15	15

	399	445

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2013 the Fund disposed of forty six Operating Partnerships. Gain (loss) on disposition is included in share of income (losses) from operating limited partnerships. A summary of the dispositions by Series for March 31, 2013 is as follows.

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition *	Gain/(Loss) on Disposition

Series 20	1	-	$6,402	$6,402
Series 21	1	-	-
Series 22	8	2	318,670	318,670
Series 23	4	-	82,930	82,930
Series 24	3	2	1,793,701	1,793,701
Series 25	2	2	2,477,731	3,096,620
Series 26	7	1	2,007,273	2,007,273
Series 27	1	1	582,228	582,228
Series 28	4	-	53,550	53,550
Series 30	1	-	72,943	72,943
Series 31	1	-	48,230	48,230
Series 32	-	-	1,449	1,449
Series 34	1	-	-	-
Series 35	1	-	52,500	52,500
Series 36	1	1	1,242,272	1,242,272
Series 42	1	-	-	-
Series 45	-	-	442	442

Total	37	9	$8,740,321	$9,359,210

* Fund proceeds from disposition does not include $618,889 recorded as a receivable as of March 31, 2013 for Series 25.

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

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the Fund’s investment in each operating limited partnership, the Fund is required to make capital contributions to the operating limited partnerships. These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations. At March 31, 2013 and 2012, contributions are payable to operating limited partnerships as follows:

	2013	2012

Series 20	$-	$-
Series 21	-	-
Series 22	9,352	9,352
Series 23	-	-
Series 24	-	9,999
Series 25	-	-
Series 26	1,293	14,490
Series 27	10,020	10,020
Series 28	40,968	40,968
Series 29	10,197	10,197
Series 30	127,396	127,396
Series 31	66,294	66,294
Series 32	173,561	173,561
Series 33	69,154	69,154
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	138,438	138,438
Series 38	-	-
Series 39	-	-
Series 40	102	102
Series 41	100	100
Series 42	73,433	73,433
Series 43	121,112	121,112
Series 44	252,864	254,640
Series 45	16,724	16,724
Series 46	-	-

	$1,111,008	$1,135,980

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2013 are summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$468,450,655	$6,699,980	$3,762,893

Acquisition costs of operating limited partnerships	29,435,629	861,676	602,529

Cumulative distributions from operating limited partnerships	(3,169,469)	(33,517)	(22,441)

Cumulative impairment loss in investments in operating limited partnerships	(226,099,776)	(1,648,785)	(118,301)

Cumulative losses from operating limited partnerships	(255,011,101)	(5,879,354)	(4,224,680)

Investments in operating limited partnerships per balance sheet	13,605,938	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2013 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2012 (see note A).	(3,160,003)	-	-

The Fund has recorded acquisition costs at March 31, 2013 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(4,063,046)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	1,326,821	86,256	219,339

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(83,929,078)	(2,747,749)	(2,799,954)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	1,326,492	7,898	-

Cumulative impairment loss in investments in operating limited partnerships	226,099,776	1,648,785	118,301

Other	(2,557,875)	(20,933)	(164,829)

Equity per operating limited partnerships’ combined financial statements	$148,649,025	$(1,025,743)	$(2,627,143)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2013 are summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$4,561,122	$10,391,895	$6,663,058

Acquisition costs of operating limited partnerships	556,775	1,552,411	867,087

Cumulative distributions from operating limited partnerships	(2,987)	-	(34,932)

Cumulative impairment loss in investments in operating limited partnerships	(1,725,087)	(6,344,121)	(2,395,773)

Cumulative losses from operating limited partnerships	(3,389,823)	(5,600,185)	(5,099,440)

Investments in operating limited partnerships per balance sheet	-	-	-

F-118

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 22	Series 23	Series 24

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2013 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2012 (see note A).	(481,359)	(11,581)	(30,158)

The Fund has recorded acquisition costs at March 31, 2013 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(157,772)	(62,597)	(91,548)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	25,824	54,934	37,933

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,729,559)	(2,074,441)	(3,181,496)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	34,901	23,202

Cumulative impairment loss in investments in operating limited partnerships	1,725,087	6,344,121	2,395,773

Other	(136,248)	(112,529)	138,307

Equity per operating limited partnerships’ combined financial statements	$(1,754,027)	$4,172,808	$(707,987)

F-119

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2013 are summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$3,949,669	$15,248,303	$13,173,497

Acquisition costs of operating limited partnerships	530,964	2,125,402	1,913,345

Cumulative distributions from operating limited partnerships	(69,547)	(69,380)	(52,749)

Cumulative impairment loss in investments in operating limited partnerships	(3,403,453)	(5,322,693)	(6,453,941)

Cumulative losses from operating limited partnerships	(1,007,633)	(11,981,632)	(8,580,152)

Investments in operating limited partnerships per balance sheet	-	-	-

F-120

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 25	Series 26	Series 27

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2013 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2012 (see note A).	-	(70,440)	(286,388)

The Fund has recorded acquisition costs at March 31, 2013 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	(59,837)	(369,748)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	31,239	114,788	266,164

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(476,326)	(6,192,769)	(2,149,024)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	187,072	-

Cumulative impairment loss in investments in operating limited partnerships	3,403,453	5,322,693	6,453,941

Other	(55,777)	(95,517)	(217,897)

Equity per operating limited partnerships’ combined financial statements	$2,902,589	$(794,010)	$3,697,048

F-121

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2013 are summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$25,336,641	$28,419,361	$13,904,236

Acquisition costs of operating limited partnerships	3,716,071	4,100,111	1,439,788

Cumulative distributions from operating limited partnerships	(553,380)	(26,816)	(53,204)

Cumulative impairment loss in investments in operating limited partnerships	(16,711,233)	(10,932,738)	(6,609,159)

Cumulative losses from operating limited partnerships	(11,788,099)	(21,559,918)	(8,681,661)

Investments in operating limited partnerships per balance sheet	-	-	-

F-122

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2013 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2012 (see note A).	(233,630)	(158,645)	(135,225)

The Fund has recorded acquisition costs at March 31, 2013 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(596,128)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	99,756	265,241	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,317,018)	(7,193,417)	(2,714,894)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,284	7,039	7,712

Cumulative impairment loss in investments in operating limited partnerships	16,711,233	10,932,738	6,609,159

Other	(436,019)	(104,030)	5,620

Equity per operating limited partnerships’ combined financial statements	$12,275,553	$3,152,798	$3,536,671

F-123

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2013 are summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$25,644,054	$29,567,115	$14,744,596

Acquisition costs of operating limited partnerships	3,688,096	3,834,299	1,349,820

Cumulative distributions from operating limited partnerships	(66,005)	(101,211)	(30,285)

Cumulative impairment loss in investments in operating limited partnerships	(14,021,758)	(14,759,194)	(9,101,023)

Cumulative losses from operating limited partnerships	(15,244,387)	(18,541,009)	(6,963,108)

Investments in operating limited partnerships per balance sheet	-	-	-

F-124

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 31	Series 32	Series 33

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2013 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2012 (see note A).	(67,462)	(292,046)	(179,468)

The Fund has recorded acquisition costs at March 31, 2013 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,284,335)	(167,193)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	125,347	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(7,706,614)	(5,680,810)	(2,093,741)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	30,562	38,357	9,684

Cumulative impairment loss in investments in operating limited partnerships	14,021,758	14,759,194	9,101,023

Other	(341,543)	348,700	(39,291)

Equity per operating limited partnerships’ combined financial statements	$5,984,448	$7,889,060	$6,631,014

F-125

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2013 are summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$23,771,378	$20,689,083	$13,848,639

Acquisition costs of operating limited partnerships	2,297,255	-	-

Cumulative distributions from operating limited partnerships	(26,077)	(30,252)	(116,200)

Cumulative impairment loss in investments in operating limited partnerships	(11,601,216)	(11,273,719)	(7,216,579)

Cumulative losses from operating limited partnerships	(14,441,340)	(9,385,112)	(6,515,860)

Investments in operating limited partnerships per balance sheet	-	-	-

F-126

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2013 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2012 (see note A).	(38,698)	-	(14,791)

The Fund has recorded acquisition costs at March 31, 2013 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,593,961)	(2,825,313)	(1,170,643)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	6,464	78,017	1,370

Cumulative impairment loss in investments in operating limited partnerships	11,601,216	11,273,719	7,216,579

Other	(257,710)	19,992	(76,402)

Equity per operating limited partnerships’ combined financial statements	$6,421,777	$8,546,415	$5,956,113

F-127

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2013 are summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$18,424,489	$18,852,167	$16,699,847

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(202,524)	(531,129)	(224,758)

Cumulative impairment loss in investments in operating limited partnerships	(8,855,671)	(10,498,790)	(7,420,197)

Cumulative losses from operating limited partnerships	(9,366,294)	(7,822,248)	(9,054,892)

Investments in operating limited partnerships per balance sheet	-	-	-

F-128

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 20123which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2012 (see note A).	(155,365)	-	-

The Fund has recorded acquisition costs at March 31, 2013 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(5,018,176)	(3,181,015)	(3,282,894)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	303,810	59,461	279,219

Cumulative impairment loss in investments in operating limited partnerships	8,855,671	10,498,790	7,420,197

Other	(8,607)	(266,828)	(71,431)

Equity per operating limited partnerships’ combined financial statements	$3,977,333	$7,110,408	$4,345,091

F-129

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2013 are summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$19,336,992	$17,340,487	$19,690,646

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(53,094)	(58,012)	(109,245)

Cumulative impairment loss in investments in operating limited partnerships	(10,596,325)	(6,968,657)	(10,059,798)

Cumulative losses from operating limited partnerships	(8,687,573)	(10,313,818)	(9,411,685)

Investments in operating limited partnerships per balance sheet	-	-	109,918

F-130

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2013 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2012 (see note A).	(25,172)	(33,807)	(409,845)

The Fund has recorded acquisition costs at March 31, 2013 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(639,318)	(1,480,788)	(1,497,482)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	78,811	1,049	20,012

Cumulative impairment loss in investments in operating limited partnerships	10,596,325	6,968,657	10,059,798

Other	(159,009)	(221,822)	(65,078)

Equity per operating limited partnerships’ combined financial statements	$9,851,637	$5,233,289	$8,217,323

F-131

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2013 are summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$26,617,048	$19,381,437	$29,408,956

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(289,277)	(49,763)	(263,099)

Cumulative impairment loss in investments in operating limited partnerships	(11,853,725)	(8,041,733)	(12,456,025)

Cumulative losses from operating limited partnerships	(13,006,138)	(10,210,723)	(11,736,285)

Investments in operating limited partnerships per balance sheet	1,467,908	1,079,218	4,953,547

F-132

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2013 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2012 (see note A).	(143,165)	(255,844)	(129,725)

The Fund has recorded acquisition costs at March 31, 2013 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,834,207)	(6,568,883)	(778,586)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	2,230	28,744

Cumulative impairment loss in investments in operating limited partnerships	11,853,725	8,041,733	12,456,025

Other	(149,571)	(27,388)	(21,194)

Equity per operating limited partnerships’ combined financial statements	$11,194,690	$2,271,066	$16,508,811

F-133

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2013 are summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$22,323,066

Acquisition costs of operating limited partnerships	-

Cumulative distributions from operating limited partnerships	(99,585)

Cumulative impairment loss in investments in operating limited partnerships	(9,710,082)

Cumulative losses from operating limited partnerships	(6,518,052)

Investments in operating limited partnerships per balance sheet	5,995,347

F-134

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2013 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2012 (see note A).	(7,189)

The Fund has recorded acquisition costs at March 31, 2013 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	4,594

Cumulative impairment loss in investments in operating limited partnerships	9,710,082

Other	(20,841)

Equity per operating limited partnerships’ combined financial statements	$15,681,993

F-135

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

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

F-136

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

F-137

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

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

F-138

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

F-139

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

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

F-140

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

F-141

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

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

F-142

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

F-143

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

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

F-144

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

F-145

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$926,355,460	$10,155,776	$7,435,846
Land	92,169,960	839,313	1,479,930
Other assets	102,647,493	2,037,492	958,988

	$1,121,172,913	$13,032,581	$9,874,764

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$786,714,302	$12,212,275	$9,290,488
Accounts payable and accrued expenses	36,047,804	287,009	237,223
Other liabilities	115,855,204	1,510,700	2,415,769

	938,617,310	14,009,984	11,943,480
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	148,649,025	(1,025,743)	(2,627,143)
Other partners	33,906,578	48,340	558,427

	182,555,603	(977,403)	(2,068,716)

	$1,121,172,913	$13,032,581	$9,874,764

F-156

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$11,693,373	$20,247,856	$11,286,698
Land	1,491,429	1,783,889	1,434,385
Other assets	2,228,323	4,154,081	1,629,582

	$15,413,125	$26,185,826	$14,350,665

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$14,767,873	$16,539,887	$11,818,235
Accounts payable and accrued expenses	570,521	3,652,531	1,119,077
Other liabilities	1,168,419	2,510,569	1,719,236

	16,506,813	22,702,987	14,656,548
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	(1,754,027)	4,172,808	(707,987)
Other partners	660,339	(689,969)	402,104

	(1,093,688)	3,482,839	(305,883)

	$15,413,125	$26,185,826	$14,350,665

F-157

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$6,428,758	$32,793,703	$35,113,113
Land	574,158	2,736,095	4,620,843
Other assets	1,163,088	4,158,096	4,632,865

	$8,166,004	$39,687,894	$44,366,821

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$5,359,194	$33,866,714	$30,744,793
Accounts payable and accrued expenses	87,194	2,031,188	842,519
Other liabilities	49,675	4,245,607	7,053,343

	5,496,063	40,143,509	38,640,655
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	2,902,589	(794,010)	3,697,048
Other partners	(232,648)	338,395	2,029,118

	2,669,941	(455,615)	5,726,166

	$8,166,004	$39,687,894	$44,366,821

F-158

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$38,832,314	$38,929,438	$21,374,357
Land	4,789,984	2,816,806	1,352,199
Other assets	4,805,771	4,579,225	2,265,338

	$48,428,069	$46,325,469	$24,991,894

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$30,729,775	$36,131,872	$15,804,915
Accounts payable and accrued expenses	1,536,518	1,888,155	1,030,604
Other liabilities	3,164,099	5,598,855	2,590,111

	35,430,392	43,618,882	19,425,630
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	12,275,553	3,152,798	3,536,671
Other partners	722,124	(446,211)	2,029,593

	12,997,677	2,706,587	5,566,264

	$48,428,069	$46,325,469	$24,991,894

F-159

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$41,093,844	$42,317,655	$33,867,303
Land	3,922,117	2,921,802	3,784,552
Other assets	6,265,759	4,534,604	2,732,278

	$51,281,720	$49,774,061	$40,384,133

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$41,416,027	$32,091,744	$25,170,848
Accounts payable and accrued expenses	1,079,327	3,166,217	1,051,109
Other liabilities	4,801,867	3,536,003	2,578,374

	47,297,221	38,793,964	28,800,331
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	5,984,448	7,889,060	6,631,014
Other partners	(1,999,949)	3,091,037	4,952,788

	3,984,499	10,980,097	11,583,802

	$51,281,720	$49,774,061	$40,384,133

F-160

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$36,690,648	$35,320,976	$24,753,789
Land	4,488,809	3,572,523	2,013,180
Other assets	4,445,778	3,045,614	2,886,655

	$45,625,235	$41,939,113	$29,653,624

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$33,975,571	$21,130,845	$17,319,963
Accounts payable and accrued expenses	1,252,013	997,139	1,575,909
Other liabilities	5,399,661	8,062,155	650,137

	40,627,245	30,190,139	19,546,009
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	6,421,777	8,546,415	5,956,113
Other partners	(1,423,787)	3,202,559	4,151,502

	4,997,990	11,748,974	10,107,615

	$45,625,235	$41,939,113	$29,653,624

F-161

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$32,623,644	$22,273,923	$18,013,620
Land	2,423,561	1,581,706	1,238,488
Other assets	3,249,852	2,186,790	1,768,336

	$38,297,057	$26,042,419	$21,020,444

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$28,014,633	$17,019,640	$13,422,946
Accounts payable and accrued expenses	2,306,321	258,956	343,231
Other liabilities	5,733,250	2,458,570	2,675,710

	36,054,204	19,737,166	16,441,887
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	3,977,333	7,110,408	4,345,091
Other partners	(1,734,480)	(805,155)	233,466

	2,242,853	6,305,253	4,578,557

	$38,297,057	$26,042,419	$21,020,444

F-162

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$54,364,315	$65,958,262	$56,579,992
Land	5,081,041	8,000,805	7,059,765
Other assets	4,198,978	6,479,223	6,664,563

	$63,644,334	$80,438,290	$70,304,320

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$45,658,503	$61,327,803	$46,947,999
Accounts payable and accrued expenses	1,378,312	1,254,339	2,644,758
Other liabilities	6,783,138	7,521,451	6,437,492

	53,819,953	70,103,593	56,030,249
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	9,851,637	5,233,289	8,217,323
Other partners	(27,256)	5,101,408	6,056,748

	9,824,381	10,334,697	14,274,071

	$63,644,334	$80,438,290	$70,304,320

F-163

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$59,664,991	$54,857,440	$72,021,820
Land	6,704,151	6,053,669	7,041,701
Other assets	5,245,799	4,773,751	7,674,657

	$71,614,941	$65,684,860	$86,738,178

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$47,842,185	$55,297,673	$57,679,981
Accounts payable and accrued expenses	1,810,519	1,363,325	1,748,945
Other liabilities	7,744,436	9,455,928	6,907,084

	57,397,140	66,116,926	66,336,010
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	11,194,690	2,271,066	16,508,811
Other partners	3,023,111	(2,703,132)	3,893,357

	14,217,801	(432,066)	20,402,168

	$71,614,941	$65,684,860	$86,738,178

F-164

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$41,662,006
Land	2,363,059
Other assets	3,882,007

$47,907,072

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$25,131,920
Accounts payable and accrued expenses	534,845
Other liabilities	3,083,565

28,750,330
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	15,681,993
Other partners	3,474,749

19,156,742

$47,907,072

F-165

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$177,121,285	$3,184,095	$1,899,543
Interest and other	6,664,987	82,941	26,035

	183,786,272	3,267,036	1,925,578
Expenses
Interest	38,941,394	466,702	558,013
Depreciation and amortization	51,957,361	833,519	364,116
Taxes and insurance	21,692,015	369,926	212,056
Repairs and maintenance	30,845,127	725,213	295,363
Operating expenses	63,854,366	1,085,217	525,305
Impairment loss	3,256,264	-	-
Other expenses	4,877,397	82,619	58,488

	215,423,924	3,563,196	2,013,341

NET LOSS	$(31,637,652)	$(296,160)	$(87,763)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(23,592,748)	$(220,356)	$(86,888)

Net income (loss) allocated to other partners	$(8,044,904)	$(75,804)	$(875)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-176

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$2,790,949	$4,449,155	$2,921,646
Interest and other	115,557	682,242	48,728

	2,906,506	5,131,397	2,970,374
Expenses
Interest	616,699	855,738	484,029
Depreciation and amortization	687,204	1,108,148	823,333
Taxes and insurance	415,308	605,947	355,178
Repairs and maintenance	608,483	959,801	626,544
Operating expenses	865,090	1,623,908	1,235,535
Impairment loss	-	-	-
Other expenses	80,902	77,277	32,348

	3,273,686	5,230,819	3,556,967

NET LOSS	$(367,180)	$(99,422)	$(586,593)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(159,268)	$(178,090)	$(428,611)

Net income (loss) allocated to other partners	$(207,912)	$78,668	$(157,982)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-177

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$1,292,260	$7,059,713	$7,763,100
Interest and other	62,091	276,452	138,723

	1,354,351	7,336,165	7,901,823
Expenses
Interest	228,093	1,298,067	1,614,202
Depreciation and amortization	297,500	1,958,890	2,051,886
Taxes and insurance	136,078	1,092,240	857,168
Repairs and maintenance	253,084	1,325,248	1,232,293
Operating expenses	543,537	2,680,092	2,275,198
Impairment loss	-	-	-
Other expenses	21,995	138,428	331,056

	1,480,287	8,492,965	8,361,803

NET LOSS	$(125,936)	$(1,156,800)	$(459,980)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(130,543)	$(900,257)	$(262,813)

Net income (loss) allocated to other partners	$4,607	$(256,543)	$(197,167)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-178

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$9,549,364	$7,665,813	$5,009,216
Interest and other	217,120	299,284	146,020

	9,766,484	7,965,097	5,155,236
Expenses
Interest	1,529,272	1,495,218	591,825
Depreciation and amortization	2,410,366	2,577,574	1,220,215
Taxes and insurance	1,150,108	1,018,811	560,768
Repairs and maintenance	1,587,459	1,309,363	1,038,133
Operating expenses	3,313,014	3,148,497	2,435,214
Impairment loss	-	-	-
Other expenses	277,850	156,782	99,834

	10,268,069	9,706,245	5,945,989

NET LOSS	$(501,585)	$(1,741,148)	$(790,753)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(888,944)	$(1,439,168)	$(680,994)

Net income (loss) allocated to other partners	$387,359	$(301,980)	$(109,759)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-179

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$9,949,808	$7,634,347	$6,123,803
Interest and other	424,427	254,253	242,562

	10,374,235	7,888,600	6,366,365
Expenses
Interest	1,342,653	1,606,959	1,188,867
Depreciation and amortization	2,803,462	2,728,955	2,132,318
Taxes and insurance	1,377,668	1,019,354	729,103
Repairs and maintenance	1,633,151	1,255,596	801,421
Operating expenses	3,766,388	2,737,950	2,887,400
Impairment loss	-	-	-
Other expenses	1,224,406	461,099	187,942

	12,147,728	9,809,913	7,927,051

NET LOSS	$(1,773,493)	$(1,921,313)	$(1,560,686)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(2,070,330)	$(1,389,322)	$(615,022)

Net income (loss) allocated to other partners	$296,837	$(531,991)	$(945,664)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-180

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$7,125,743	$6,236,019	$4,646,529
Interest and other	251,321	188,184	119,673

	7,377,064	6,424,203	4,766,202
Expenses
Interest	1,108,317	1,446,772	979,761
Depreciation and amortization	2,649,406	2,007,389	1,519,627
Taxes and insurance	920,389	806,853	576,269
Repairs and maintenance	985,148	1,045,890	629,919
Operating expenses	3,432,032	2,292,709	1,859,376
Impairment loss	-	-	-
Other expenses	73,816	70,597	79,706

	9,169,108	7,670,210	5,644,658

NET LOSS	$(1,792,044)	$(1,246,007)	$(878,456)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,312,415)	$(767,266)	$(478,049)

Net income (loss) allocated to other partners	$(479,629)	$(478,741)	$(400,407)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-181

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$5,671,145	$4,468,299	$3,493,551
Interest and other	241,035	198,322	230,400

	5,912,180	4,666,621	3,723,951
Expenses
Interest	935,342	997,278	782,342
Depreciation and amortization	2,163,933	1,186,607	1,062,080
Taxes and insurance	864,109	586,193	422,979
Repairs and maintenance	980,595	789,296	722,798
Operating expenses	2,837,748	1,664,967	1,533,442
Impairment loss	-	-	-
Other expenses	94,258	134,556	168,293

	7,875,985	5,358,897	4,691,934

NET LOSS	$(1,963,805)	$(692,276)	$(967,983)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,554,735)	$(470,966)	$(696,905)

Net income (loss) allocated to other partners	$(409,070)	$(221,310)	$(271,078)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-182

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$9,759,763	$12,085,189	$10,464,730
Interest and other	406,345	406,373	314,315

	10,166,108	12,491,562	10,779,045
Expenses
Interest	3,065,470	3,564,669	2,561,019
Depreciation and amortization	2,559,496	3,109,213	2,953,899
Taxes and insurance	1,337,080	1,389,326	989,132
Repairs and maintenance	1,510,497	1,876,465	1,903,921
Operating expenses	2,606,942	3,067,800	3,185,289
Impairment loss	-	-	-
Other expenses	168,243	209,349	164,945

	11,247,728	13,216,822	11,758,205

NET LOSS	$(1,081,620)	$(725,260)	$(979,160)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(564,539)	$(648,068)	$(906,635)

Net income (loss) allocated to other partners	$(517,081)	$(77,192)	$(72,525)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-183

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$9,746,620	$9,363,405	$11,006,877
Interest and other	386,064	298,125	393,017

	10,132,684	9,661,530	11,399,894
Expenses
Interest	2,383,554	3,215,927	2,670,928
Depreciation and amortization	3,156,153	2,832,942	3,244,996
Taxes and insurance	952,266	908,796	1,344,030
Repairs and maintenance	1,749,546	1,867,320	2,096,510
Operating expenses	3,214,566	3,125,238	3,950,971
Impairment loss	-	3,256,264	-
Other expenses	147,196	97,173	188,513

	11,603,281	15,303,660	13,495,948

NET LOSS	$(1,470,597)	$(5,642,130)	$(2,096,054)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(459,909)	$(4,425,568)	$(1,271,775)

Net income (loss) allocated to other partners	$(1,010,688)	$(1,216,562)	$(824,279)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-184

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$5,760,603
Interest and other	215,378

5,975,981
Expenses
Interest	1,353,678
Depreciation and amortization	1,514,134
Taxes and insurance	694,880
Repairs and maintenance	1,036,070
Operating expenses	1,960,941
Impairment loss	-
Other expenses	49,726

6,609,429

NET LOSS	$(633,448)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$(585,312)

Net income (loss) allocated to other partners	$(48,136)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-185

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

F-195

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE D - NOTES RECEIVABLE

Notes receivable at March 31, 2013 and 2012 consist of advance installments of $69,698 and $69,698, respectively, of capital contributions to operating limited partnerships. The notes are comprised of noninterest bearing and interest bearing notes with rates ranging from 3.00% to prime + 1.00%. Prime was 3.25% as of March 31, 2013 and 2012. These notes are secured by future installments of capital contributions or paid upon demand. The notes at March 31, 2013 and 2012 by series are as follows:

	2013	2012

Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	46,908	46,908
Series 33	-	-
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	-	-
Series 40	-	-
Series 41	-	-
Series 42	22,790	22,790
Series 43	-	-
Series 44	-	-
Series 45	-	-
Series 46	-	-

	$69,698	$69,698

F-196

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2013 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(9,286,324)	$(132,037)	$(94,652)

Operating limited partnership rents received in advance	27,748	(9,847)	20,766

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(1,085,849)	(182,010)	(7,920)

Other	5,372,512	1,187,690	954,139

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(20,689,989)	(220,356)	(86,888)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(6,562,753)	(88,946)	(176,857)

Impairment loss not recognized for tax purposes	9,932,388	-	-

Operating limited partnership impairment loss not recognized for tax purposes	3,255,938	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(10,320,275)	(633,924)	(108,953)

Income (loss) for tax return purposes, December 31, 2012	$(29,356,604)	$(79,430)	$499,635

F-197

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2013 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$173,710	$7,680	$1,665,868

Operating limited partnership rents received in advance	-	-	(995)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(106,926)	50,289	(199,408)

Other	482,776	(7,338)	1,435,560

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(159,268)	(178,090)	(428,611)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(82,051)	(221,153)	(79,286)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(193,569)	(78,968)	(1,789,948)

Income (loss) for tax return purposes, December 31, 2012	$114,672	$(427,580)	$603,180

F-198

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2013 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$3,048,059	$1,778,373	$416,424

Operating limited partnership rents received in advance	-	-	(26)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(914,217)	(2,061,461)	(571,566)

Other	1,257,686	(2,342,668)	(468,704)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(130,543)	(900,257)	(262,813)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(93,726)	(384,543)	(303,209)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(4,074,777)	(667,681)	(793,118)

Income (loss) for tax return purposes, December 31, 2012	$(907,518)	$(4,578,237)	$(1,983,012)

F-199

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2013 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$145,521	$(445,991)	$(99,836)

Operating limited partnership rents received in advance	(203)	7,127	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(83,328)	281,404	65,063

Other	(532,107)	34,138	548,253

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(888,944)	(1,439,168)	(680,994)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(279,724)	(362,360)	(174,505)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(88,847)	45,923	(94,152)

Income (loss) for tax return purposes, December 31, 2012	$(1,727,632)	$(1,878,927)	$(436,171)

F-200

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2013 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(173,701)	$(250,554)	$(123,940)

Operating limited partnership rents received in advance	(2,488)	(112)	498

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	222,463	181,115	48,408

Other	445,811	515,613	52,777

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(2,070,330)	(1,389,322)	(615,022)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(472,089)	(230,122)	(149,574)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(47,842)	(99,306)	(29,581)

Income (loss) for tax return purposes, December 31, 2012	$(2,098,176)	$(1,272,688)	$(816,434)

F-201

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2013 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(241,582)	$(229,818)	$1,171,987

Operating limited partnership rents received in advance	3,672	-	1,032

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	274,896	213,030	104,061

Other	1,201,511	(406,637)	483,466

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,312,415)	(767,266)	(478,049)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(189,537)	(275,425)	(147,886)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(71,194)	(148,045)	(918,088)

Income (loss) for tax return purposes, December 31, 2012	$(334,649)	$(1,614,161)	$216,523

F-202

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2013 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(195,816)	$(143,068)	$(254,218)

Operating limited partnership rents received in advance	(512)	3,332	2,031

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	104,864	64,400	86,800

Other	309,920	139,501	138,327

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,554,735)	(446,193)	(607,980)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(170,075)	(388,648)	(269,222)

Impairment loss not recognized for tax purposes	-	-	31,426

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(92,399)	(135,875)	(94,884)

Income (loss) for tax return purposes, December 31, 2012	$(1,598,753)	$(906,551)	$(967,720)

F-203

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2013 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(506,558)	$(1,379,525)	$(1,816,283)

Operating limited partnership rents received in advance	1,336	583	880

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	200,016	213,068	99,240

Other	236,679	167,716	53,575

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(419,385)	(333,869)	(527,871)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(193,586)	(244,603)	(249,496)

Impairment loss not recognized for tax purposes	159,516	686,802	1,141,092

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(130,421)	(21,986)	(51,368)

Income (loss) for tax return purposes, December 31, 2012	$(652,403)	$(911,814)	$(1,350,231)

F-204

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2013 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$(2,884,319)	$(1,930,330)	$(3,626,224)

Operating limited partnership rents received in advance	674	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	281,780	259,700	140,862

Other	(245,073)	(491,708)	352,267

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(134,805)	(4,133,937)	(522,878)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(211,864)	(334,458)	(349,757)

Impairment loss not recognized for tax purposes	2,181,276	981,206	2,475,746

Operating limited partnership impairment loss not recognized for tax purposes	-	3,255,938	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(58,003)	256,128	(120,732)

Income (loss) for tax return purposes, December 31, 2012	$(1,070,334)	$(2,137,461)	$(1,650,716)

F-205

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2013 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(3,165,494)

Operating limited partnership rents received in advance	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	149,528

Other	(130,658)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	(440,051)

Impairment loss not recognized for tax purposes	2,275,324

Operating limited partnership impairment loss not recognized for tax purposes	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(78,665)

Income (loss) for tax return purposes, December 31, 2012	$(1,390,016)

F-206

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2013 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2012	$95,791,218	$(2,702,097)	$(1,709,448)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	83,929,078	2,747,749	2,799,954

Impairment loss in investment in operating limited partnerships	(226,099,776)	(1,648,785)	(118,301)

Historic tax credits - cumulative	978,267	570,617	-

Less share of loss - three months ended March 31, 2013	(1,326,821)	(86,256)	(219,339)

Operating limited partnership impairment loss not recognized for tax purposes	3,256,264	-	-

Other	57,077,708	1,118,772	(752,866)

Investments in operating limited partnerships - as reported	$13,605,938	$-	$-

F-217

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2013 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2012	$(2,855,486)	$1,047,798	$(1,087,314)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,729,559	2,074,441	3,181,496

Impairment loss in investment in operating limited partnerships	(1,725,087)	(6,344,121)	(2,395,773)

Historic tax credits - cumulative	223,537	-	-

Less share of loss - three months ended March 31, 2013	(25,824)	(54,934)	(37,933)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,653,301	3,276,816	339,524

Investments in operating limited partnerships - as reported	$-	$-	$-

F-218

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2013 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2012	$1,546,192	$(3,672,336)	$(458,437)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	476,326	6,192,769	2,149,024

Impairment loss in investment in operating limited partnerships	(3,403,453)	(5,322,693)	(6,453,941)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2013	(31,239)	(114,788)	(266,164)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,412,174	2,917,048	5,029,518

Investments in operating limited partnerships - as reported	$-	$-	$-

F-219

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2013 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2012	$9,982,115	$878,137	$1,798,113

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	3,317,018	7,193,417	2,714,894

Impairment loss in investment in operating limited partnerships	(16,711,233)	(10,932,738)	(6,609,159)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2013	(99,756)	(265,241)	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	3,511,856	3,126,425	2,096,152

Investments in operating limited partnerships - as reported	$-	$-	$-

F-220

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2013 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2012	$2,105,367	$7,183,259	$5,219,230

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	7,706,614	5,680,810	2,093,741

Impairment loss in investment in operating limited partnerships	(14,021,758)	(14,759,194)	(9,101,023)

Historic tax credits - cumulative	-	184,113	-

Less share of loss - three months ended March 31, 2013	(125,347)	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	4,335,124	1,711,012	1,788,052

Investments in operating limited partnerships - as reported	$-	$-	$-

F-221

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2013 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2012	$4,847,738	$5,042,852	$667,274

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	4,593,961	2,825,313	1,170,643

Impairment loss in investment in operating limited partnerships	(11,601,216)	(11,273,719)	(7,216,579)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2013	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	2,159,517	3,405,554	5,378,662

Investments in operating limited partnerships - as reported	$-	$-	$-

F-222

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2013 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2012	$2,510,968	$6,780,035	$5,291,296

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	5,018,176	3,181,015	3,282,894

Impairment loss in investment in operating limited partnerships	(8,855,671)	(10,498,790)	(7,420,197)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2013	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,326,527	537,740	(1,153,993)

Investments in operating limited partnerships - as reported	$-	$-	$-

F-223

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2013 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2012	$8,209,133	$1,583,326	$6,214,105

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	639,318	1,480,788	1,497,482

Impairment loss in investment in operating limited partnerships	(10,596,325)	(6,968,657)	(10,059,798)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2013	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,747,874	3,904,543	2,458,129

Investments in operating limited partnerships - as reported	$-	$-	$109,918

F-224

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2013 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2012	$8,778,167	$3,800,040	$13,291,628

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,834,207	6,568,883	778,586

Impairment loss in investment in operating limited partnerships	(11,853,725)	(8,041,733)	(12,456,025)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2013	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	3,256,264	-

Other	2,709,259	(4,504,236)	3,339,358

Investments in operating limited partnerships - as reported	$1,467,908	$1,079,218	$4,953,547

F-225

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2013 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2012	$11,499,563

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-

Impairment loss in investment in operating limited partnerships	(9,710,082)

Historic tax credits - cumulative	-

Less share of loss - three months ended March 31, 2013	-

Operating limited partnership impairment loss not recognized for tax purposes	-

Other	4,205,866

Investments in operating limited partnerships - as reported	$5,995,347

F-226

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

F-236

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE F - CASH EQUIVALENTS

Cash equivalents of $10,128,188 and $7,488,933 as of March 31, 2013 and 2012, respectively, include money market accounts with interest rates ranging from 0.10% to 0.45% per annum.

NOTE G - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Fund has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2013.

NOTE H - SUBSEQUENT EVENTS

Subsequent to March 31, 2013, the Fund has entered into agreements to transfer 49% of it's interests in one operating limited partnership by June 2013. The transfer price and other terms for the disposition of the operating limited partnership has been determined. The proceeds received for the operating limited partnership were $122,500. The gain on the transfer of this operating limited partnership was $50,000 and was recognized in the first quarter of the fiscal year ended 2013.

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

F-237