Form 10-K, Exhibit 13
period 2014-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2014-07-10
CIK 913778

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

BOSTON CAPITAL TAX CREDIT FUND IV L.P. -

SERIES 20 THROUGH SERIES 46

MARCH 31, 2014 AND 2013

Boston Capital Tax Credit Fund IV L.P. -

Series 20 through Series 46

Schedules not listed are omitted because of the absence of the conditions under which they are required or the information is included in the financial statements or the notes thereto.

Report of Independent Registered Public Accounting Firm

To the Partners
Boston Capital Tax Credit Fund IV Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund IV Limited Partnership - Series 20 through Series 46 (the "Partnership"), in total and for each series, as of March 31, 2014 and 2013, and the related statements of operations, changes in partners' capital (deficit) and cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2014. The Partnership's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund IV Limited Partnership - Series 20 through Series 46, in total and for each series, as of March 31, 2014 and 2013, and the results of its operations and its cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/CohnReznick LLP
COHNREZNICK LLP

Bethesda, Maryland

July 10, 2014

F-3

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2014 and 2013

	Total
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$5,328,701	$13,605,938

OTHER ASSETS
Cash and cash equivalents	12,797,054	10,156,227
Notes receivable	22,790	69,698
Deferred acquisition costs, net of accumulated amortization	200,376	1,786,668
Other assets	180,417	838,860

	$18,529,338	$26,457,391

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$160,120	$196,892
Accounts payable - affiliates	50,042,235	53,175,805
Capital contributions payable	664,260	1,111,008

	50,866,615	54,483,705
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 issued and 83,626,246 and 83,644,880 outstanding at March 31, 2014 and 2013, respectively.	(24,847,683)	(20,579,829)
General partner	(7,489,594)	(7,446,485)

	(32,337,277)	(28,026,314)

	$18,529,338	$26,457,391

(continued) F-4

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 20
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	204,785	158,143
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$204,785	$158,143

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$20,000
Accounts payable - affiliates	1,488,111	2,027,860
Capital contributions payable	-	-

	1,488,111	2,047,860
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 issued and 3,864,700 and 3,865,700 outstanding at March 31, 2014 and 2013, respectively.	(962,241)	(1,562,568)
General partner	(321,085)	(327,149)

	(1,283,326)	(1,889,717)

	$204,785	$158,143

(continued) F-5

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 21
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	116,749	128,750
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	3,000	3,000

	$119,749	$131,750

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$5,000	$-
Accounts payable - affiliates	1,383,089	1,403,159
Capital contributions payable	-	-

	1,388,089	1,403,159
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 issued and 1,888,200 and 1,890,700 outstanding at March 31, 2014 and 2013, respectively.	(1,093,706)	(1,096,744)
General partner	(174,634)	(174,665)

	(1,268,340)	(1,271,409)

	$119,749	$131,750

(continued) F-6

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 22
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	98,564	223,347
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$98,564	$223,347

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,892,033	2,918,338
Capital contributions payable	9,352	9,352

	2,901,385	2,927,690
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 issued and 2,561,400 and 2,564,400 outstanding at March 31, 2014 and 2013, respectively.	(2,555,709)	(2,458,216)
General partner	(247,112)	(246,127)

	(2,802,821)	(2,704,343)

	$98,564	$223,347

(continued) F-7

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 23
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	118,542	172,186
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$118,542	$172,186

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,549,950	2,478,131
Capital contributions payable	-	-

	2,549,950	2,478,131
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 issued and 3,336,227 and 3,336,727 outstanding at March 31, 2014 and 2013, respectively.	(2,122,247)	(1,998,039)
General partner	(309,161)	(307,906)

	(2,431,408)	(2,305,945)

	$118,542	$172,186

(continued) F-8

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 24
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	890,715	1,726,961
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	3,422

	$890,715	$1,730,383

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$3,000	$-
Accounts payable - affiliates	-	2,468,363
Capital contributions payable	-	-

	3,000	2,468,363
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 issued and 2,168,878 and 2,169,878 outstanding at March 31, 2014 and 2013, respectively.	1,064,135	(545,303)
General partner	(176,420)	(192,677)

	887,715	(737,980)

	$890,715	$1,730,383

(continued) F-9

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 25
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	2,550,061	1,984,103
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	1,250	627,865

	$2,551,311	$2,611,968

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$978
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	978
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 issued and 3,025,609 outstanding at March 31, 2014 and 2013.	2,783,242	2,842,324
General partner	(231,931)	(231,334)

	2,551,311	2,610,990

	$2,551,311	$2,611,968

(continued) F-10

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 26
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	2,510,330	271,051
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	4,363

	$2,510,330	$275,414

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$4,960	$7,460
Accounts payable - affiliates	-	499,347
Capital contributions payable	1,293	1,293

	6,253	508,100
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 issued and 3,995,200 outstanding at March 31, 2014 and 2013.	2,819,289	109,894
General partner	(315,212)	(342,580)

	2,504,077	(232,686)

	$2,510,330	$275,414

(continued) F-11

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 27
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,049,687	230,059
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	6,500	7,233

	$1,056,187	$237,292

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$7,500
Accounts payable - affiliates	44,238	1,603,517
Capital contributions payable	10,020	10,020

	54,258	1,621,037
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 at March 31, 2014 and 2013 issued and outstanding	1,198,357	(1,163,460)
General partner	(196,428)	(220,285)

	1,001,929	(1,383,745)

	$1,056,187	$237,292

(continued) F-12

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 28
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	515,862	386,279
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	2,817	3,550

	$518,679	$389,829

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$7,500	$-
Accounts payable - affiliates	706,182	1,577,136
Capital contributions payable	40,968	40,968

	754,650	1,618,104
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 issued and 3,999,738 and 4,000,238 outstanding at March 31, 2014 and 2013, respectively.	110,137	(872,244)
General partner	(346,108)	(356,031)

	(235,971)	(1,228,275)

	$518,679	$389,829

(continued) F-13

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 29
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	224,155	82,084
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$224,155	$82,084

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	3,583,859	3,508,005
Capital contributions payable	8,235	10,197

	3,592,094	3,518,202
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 issued and 3,991,300 and 3,991,800 outstanding at March 31, 2014 and 2013, respectively.	(2,995,613)	(3,063,110)
General partner	(372,326)	(373,008)

	(3,367,939)	(3,436,118)

	$224,155	$82,084

(continued) F-14

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 30
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	253,948	269,758
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	500	500

	$254,448	$270,258

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,690,813	1,535,665
Capital contributions payable	127,396	127,396

	1,818,209	1,663,061
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 at March 31, 2014 and 2013 issued and outstanding	(1,321,067)	(1,151,819)
General partner	(242,694)	(240,984)

	(1,563,761)	(1,392,803)

	$254,448	$270,258

(continued) F-15

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 31
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	852,580	233,992
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	25,000	25,000

	$877,580	$258,992

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$2,257	$-
Accounts payable - affiliates	3,212,781	2,933,577
Capital contributions payable	66,294	66,294

	3,281,332	2,999,871
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 issued and 4,415,757 and 4,417,857 outstanding at March 31, 2014 and 2013, respectively.	(2,000,456)	(2,334,212)
General partner	(403,296)	(406,667)

	(2,403,752)	(2,740,879)

	$877,580	$258,992

(continued) F-16

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 32
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	310,949	337,905
Notes receivable	-	46,908
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	22,577

	$310,949	$407,390

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	3,085,965	2,815,554
Capital contributions payable	3,486	173,561

	3,089,451	2,989,115
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 issued and 4,751,198 and 4,753,698 outstanding at March 31, 2014 and 2013, respectively.	(2,344,354)	(2,149,545)
General partner	(434,148)	(432,180)

	(2,778,502)	(2,581,725)

	$310,949	$407,390

(continued) F-17

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 33
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	194,920	201,600
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$194,920	$201,600

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$3,403	$3,403
Accounts payable - affiliates	1,941,386	1,817,978
Capital contributions payable	69,154	69,154

	2,013,943	1,890,535
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 issued and 2,635,533 outstanding at March 31, 2014 and 2013.	(1,575,053)	(1,446,266)
General partner	(243,970)	(242,669)

	(1,819,023)	(1,688,935)

	$194,920	$201,600

(continued) F-18

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 34
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	299,036	63,811
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$299,036	$63,811

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$3,000	$-
Accounts payable - affiliates	3,900,829	3,631,497
Capital contributions payable	-	-

	3,903,829	3,631,497
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 issued and 3,528,319 and 3,529,319 outstanding at March 31, 2014 and 2013, respectively.	(3,268,355)	(3,231,619)
General partner	(336,438)	(336,067)

	(3,604,793)	(3,567,686)

	$299,036	$63,811

(continued) F-19

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 35
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	278,190	101,782
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$278,190	$101,782

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,257,174	2,055,092
Capital contributions payable	-	-

	2,257,174	2,055,092
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 issued and 3,298,763 and 3,300,463 outstanding at March 31, 2014 and 2013, respectively.	(1,677,169)	(1,651,752)
General partner	(301,815)	(301,558)

	(1,978,984)	(1,953,310)

	$278,190	$101,782

(continued) F-20

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 36
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	448,179	1,437,216
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$448,179	$1,437,216

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$131,000	$131,000
Accounts payable - affiliates	1,108,351	1,975,871
Capital contributions payable	-	-

	1,239,351	2,106,871
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,838 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,838 issued and 2,104,504 and 2,106,838 outstanding at March 31, 2014 and 2013, respectively.	(604,597)	(484,295)
General partner	(186,575)	(185,360)

	(791,172)	(669,655)

	$448,179	$1,437,216

(continued) F-21

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 37
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	305,167	287,786
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$305,167	$287,786

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,147,147	1,942,283
Capital contributions payable	138,438	138,438

	2,285,585	2,080,721
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 at March 31, 2014 and 2013 issued and outstanding	(1,745,050)	(1,559,442)
General partner	(235,368)	(233,493)

	(1,980,418)	(1,792,935)

	$305,167	$287,786

(continued) F-22

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 38
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	236,887	175,521
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$236,887	$175,521

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,716,832	1,552,432
Capital contributions payable	-	-

	1,716,832	1,552,432
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 at March 31, 2014 and 2013 issued and outstanding	(1,246,861)	(1,144,857)
General partner	(233,084)	(232,054)

	(1,479,945)	(1,376,911)

	$236,887	$175,521

(continued) F-23

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 39
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	144,094	142,890
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$144,094	$142,890

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,547,899	1,411,099
Capital contributions payable	-	-

	1,547,899	1,411,099
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,151 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,151 at March 31, 2014 and 2013 issued and outstanding	(1,193,325)	(1,059,085)
General partner	(210,480)	(209,124)

	(1,403,805)	(1,268,209)

	$144,094	$142,890

(continued) F-24

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 40
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	96,711	92,145
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$96,711	$92,145

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,828,348	2,615,847
Capital contributions payable	102	102

	2,828,450	2,615,949
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 at March 31, 2014 and 2013 issued and outstanding	(2,479,478)	(2,273,622)
General partner	(252,261)	(250,182)

	(2,731,739)	(2,523,804)

	$96,711	$92,145

(continued) F-25

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 41
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	167,428	147,099
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	1,218	1,218

	$168,646	$148,317

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	3,054,940	2,869,208
Capital contributions payable	100	100

	3,055,040	2,869,308
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 at March 31, 2014 and 2013 issued and outstanding	(2,608,361)	(2,444,612)
General partner	(278,033)	(276,379)

	(2,886,394)	(2,720,991)

	$168,646	$148,317

(continued) F-26

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 42
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$109,918

OTHER ASSETS
Cash and cash equivalents	266,762	259,722
Notes receivable	22,790	22,790
Deferred acquisition costs, net of accumulated amortization	-	276,642
Other assets	51,003	51,003

	$340,555	$720,075

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,071,473	1,872,773
Capital contributions payable	73,433	73,433

	2,144,906	1,946,206
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 at March 31, 2014 and 2013 issued and outstanding	(1,545,369)	(972,931)
General partner	(258,982)	(253,200)

	(1,804,351)	(1,226,131)

	$340,555	$720,075

(continued) F-27

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 43
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$178,330	$1,467,908

OTHER ASSETS
Cash and cash equivalents	303,384	244,501
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	200,376	267,168
Other assets	85,341	85,341

	$767,431	$2,064,918

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,548,228	2,241,448
Capital contributions payable	99,265	121,112

	2,647,493	2,362,560
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 at March 31, 2014 and 2013 issued and outstanding	(1,539,740)	26,856
General partner	(340,322)	(324,498)

	(1,880,062)	(297,642)

	$767,431	$2,064,918

(continued) F-28

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 44
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$1,079,218

OTHER ASSETS
Cash and cash equivalents	38,362	342,053
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	1,131,190
Other assets	-	-

	$38,362	$2,552,461

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$21,551
Accounts payable - affiliates	1,642,751	1,352,903
Capital contributions payable	-	252,864

	1,642,751	1,627,318
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,973 at March 31, 2014 and 2013 issued and outstanding	(1,350,897)	1,153,340
General partner	(253,492)	(228,197)

	(1,604,389)	925,143

	$38,362	$2,552,461

(continued) F-29

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 45
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$2,004,492	$4,953,547

OTHER ASSETS
Cash and cash equivalents	126,153	274,823
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	71,262
Other assets	-	-

	$2,130,645	$5,299,632

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$5,000
Accounts payable - affiliates	1,463,025	1,141,419
Capital contributions payable	16,724	16,724

	1,479,749	1,163,143
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 at March 31, 2014 and 2013 issued and outstanding	998,049	4,448,786
General partner	(347,153)	(312,297)

	650,896	4,136,489

	$2,130,645	$5,299,632

(continued) F-30

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 46
	2014	2013
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$3,145,879	$5,995,347

OTHER ASSETS
Cash and cash equivalents	194,854	180,660
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	40,406
Other assets	3,788	3,788

	$3,344,521	$6,220,201

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,176,831	927,303
Capital contributions payable	-	-

	1,176,831	927,303
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 at March 31, 2014 and 2013 issued and outstanding	2,408,756	5,502,712
General partner	(241,066)	(209,814)

	2,167,690	5,292,898

	$3,344,521	$6,220,201

(continued) F-31

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

Years ended March 31, 2014 and 2013

	Total
	2014	2013
Income
Interest income	$47,997	$102,062
Miscellaneous	923,483	804,306

	971,480	906,368

Share of income (losses) from operating limited partnerships *	7,643,945	6,320,307

Expenses and loss
Fund management fee	4,069,465	4,523,004
Amortization	446,669	633,807
General and administrative expenses	644,311	578,018
Professional fees	649,668	845,782
Impairment loss	7,116,275	9,932,388

	12,926,388	16,512,999

NET INCOME (LOSS)	$(4,310,963)	$(9,286,324)

Net income (loss) allocated to general partner	$(43,109)	$(92,862)

Net income (loss) allocated to limited partners	$(4,267,854)	$(9,193,462)

Net income (loss) per BAC	$(0.05)	$(0.11)

* Includes $9,882,625 and $9,359,210, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-32

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 20
	2014	2013
Income
Interest income	$701	$697
Miscellaneous	689	3,125

	1,390	3,822

Share of income (losses) from operating limited partnerships *	722,000	6,402

Expenses and loss
Fund management fee	77,349	95,105
Amortization	-	-
General and administrative expenses	21,816	25,093
Professional fees	17,834	22,063
Impairment loss	-	-

	116,999	142,261

NET INCOME (LOSS)	$606,391	$(132,037)

Net income (loss) allocated to general partner	$6,064	$(1,320)

Net income (loss) allocated to limited partners	$600,327	$(130,717)

Net income (loss) per BAC	$0.16	$(0.03)

* Includes $722,000 and $6,402, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-33

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 21
	2014	2013
Income
Interest income	$326	$535
Miscellaneous	7,372	3,559

	7,698	4,094

Share of income (losses) from operating limited partnerships *	79,000	-

Expenses and loss
Fund management fee	55,254	64,029
Amortization	-	-
General and administrative expenses	14,201	17,140
Professional fees	14,174	17,577
Impairment loss	-	-

	83,629	98,746

NET INCOME (LOSS)	$3,069	$(94,652)

Net income (loss) allocated to general partner	$31	$(947)

Net income (loss) allocated to limited partners	$3,038	$(93,705)

Net income (loss) per BAC	$-	$(0.05)

* Includes $79,000 and $-, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-34

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 22
	2014	2013
Income
Interest income	$309	$561
Miscellaneous	5,683	5,683

	5,992	6,244

Share of income (losses) from operating limited partnerships *	-	318,670

Expenses and loss
Fund management fee	59,070	104,481
Amortization	-	-
General and administrative expenses	17,461	22,085
Professional fees	27,939	24,638
Impairment loss	-	-

	104,470	151,204

NET INCOME (LOSS)	$(98,478)	$173,710

Net income (loss) allocated to general partner	$(985)	$1,737

Net income (loss) allocated to limited partners	$(97,493)	$171,973

Net income (loss) per BAC	$(0.04)	$0.07

* Includes $- and $318,670, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-35

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 23
	2014	2013
Income
Interest income	$265	$349
Miscellaneous	-	68,066

	265	68,415

Share of income (losses) from operating limited partnerships *	-	82,930

Expenses and loss
Fund management fee	84,219	98,414
Amortization	-	-
General and administrative expenses	20,445	23,856
Professional fees	21,064	21,395
Impairment loss	-	-

	125,728	143,665

NET INCOME (LOSS)	$(125,463)	$7,680

Net income (loss) allocated to general partner	$(1,255)	$77

Net income (loss) allocated to limited partners	$(124,208)	$7,603

Net income (loss) per BAC	$(0.04)	$-

* Includes $- and $82,930, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-36

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 24
	2014	2013
Income
Interest income	$1,625	$1,025
Miscellaneous	14,568	19,253

	16,193	20,278

Share of income (losses) from operating limited partnerships *	1,630,062	1,793,701

Expenses and loss
Fund management fee	(19,566)	104,844
Amortization	-	-
General and administrative expenses	16,697	19,400
Professional fees	23,429	23,867
Impairment loss	-	-

	20,560	148,111

NET INCOME (LOSS)	$1,625,695	$1,665,868

Net income (loss) allocated to general partner	$16,257	$16,659

Net income (loss) allocated to limited partners	$1,609,438	$1,649,209

Net income (loss) per BAC	$0.74	$0.76

* Includes $1,630,062 and $1,793,701, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-37

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 25
	2014	2013
Income
Interest income	$5,136	$1,490
Miscellaneous	13,092	25,450

	18,228	26,940

Share of income (losses) from operating limited partnerships *	-	3,096,620

Expenses and loss
Fund management fee	37,896	32,033
Amortization	-	-
General and administrative expenses	19,704	21,601
Professional fees	20,307	21,867
Impairment loss	-	-

	77,907	75,501

NET INCOME (LOSS)	$(59,679)	$3,048,059

Net income (loss) allocated to general partner	$(597)	$30,481

Net income (loss) allocated to limited partners	$(59,082)	$3,017,578

Net income (loss) per BAC	$(0.02)	$1.00

* Includes $- and $3,096,620, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-38

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 26
	2014	2013
Income
Interest income	$2,062	$1,346
Miscellaneous	19,909	41,069

	21,971	42,415

Share of income (losses) from operating limited partnerships *	2,801,657	2,007,273

Expenses and loss
Fund management fee	20,694	205,800
Amortization	-	-
General and administrative expenses	25,174	28,005
Professional fees	40,997	37,510
Impairment loss	-	-

	86,865	271,315

NET INCOME (LOSS)	$2,736,763	$1,778,373

Net income (loss) allocated to general partner	$27,368	$17,784

Net income (loss) allocated to limited partners	$2,709,395	$1,760,589

Net income (loss) per BAC	$0.68	$0.44

* Includes $2,801,657 and $2,007,273, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-39

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 27
	2014	2013
Income
Interest income	$1,996	$797
Miscellaneous	49,915	64,656

	51,911	65,453

Share of income (losses) from operating limited partnerships *	2,508,394	582,228

Expenses and loss
Fund management fee	126,621	126,174
Amortization	-	65,391
General and administrative expenses	17,208	19,132
Professional fees	30,802	20,560
Impairment loss	-	-

	174,631	231,257

NET INCOME (LOSS)	$2,385,674	$416,424

Net income (loss) allocated to general partner	$23,857	$4,164

Net income (loss) allocated to limited partners	$2,361,817	$412,260

Net income (loss) per BAC	$0.96	$0.17

* Includes $2,508,394 and $582,228, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-40

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 28
	2014	2013
Income
Interest income	$1,648	$1,121
Miscellaneous	256,704	299,127

	258,352	300,248

Share of income (losses) from operating limited partnerships *	939,495	53,550

Expenses and loss
Fund management fee	156,842	157,026
Amortization	-	-
General and administrative expenses	21,422	24,006
Professional fees	27,279	27,245
Impairment loss	-	-

	205,543	208,277

NET INCOME (LOSS)	$992,304	$145,521

Net income (loss) allocated to general partner	$9,923	$1,455

Net income (loss) allocated to limited partners	$982,381	$144,066

Net income (loss) per BAC	$0.25	$0.04

* Includes $939,495 and $53,550, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-41

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 29
	2014	2013
Income
Interest income	$386	$503
Miscellaneous	18,977	5,900

	19,363	6,403

Share of income (losses) from operating limited partnerships *	344,656	-

Expenses and loss
Fund management fee	247,888	272,387
Amortization	-	-
General and administrative expenses	21,831	25,811
Professional fees	26,121	154,196
Impairment loss	-	-

	295,840	452,394

NET INCOME (LOSS)	$68,179	$(445,991)

Net income (loss) allocated to general partner	$682	$(4,460)

Net income (loss) allocated to limited partners	$67,497	$(441,531)

Net income (loss) per BAC	$0.02	$(0.11)

* Includes $344,656 and $-, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-42

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 30
	2014	2013
Income
Interest income	$682	$868
Miscellaneous	2,052	4,365

	2,734	5,233

Share of income (losses) from operating limited partnerships *	-	67,243

Expenses and loss
Fund management fee	135,287	129,592
Amortization	-	-
General and administrative expenses	16,985	20,091
Professional fees	21,420	22,629
Impairment loss	-	-

	173,692	172,312

NET INCOME (LOSS)	$(170,958)	$(99,836)

Net income (loss) allocated to general partner	$(1,710)	$(998)

Net income (loss) allocated to limited partners	$(169,248)	$(98,838)

Net income (loss) per BAC	$(0.06)	$(0.04)

* Includes $- and $72,943, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-43

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 31
	2014	2013
Income
Interest income	$750	$634
Miscellaneous	28,143	12,014

	28,893	12,648

Share of income (losses) from operating limited partnerships *	624,556	48,230

Expenses and loss
Fund management fee	266,630	181,336
Amortization	-	-
General and administrative expenses	22,383	25,030
Professional fees	27,309	28,213
Impairment loss	-	-

	316,322	234,579

NET INCOME (LOSS)	$337,127	$(173,701)

Net income (loss) allocated to general partner	$3,371	$(1,737)

Net income (loss) allocated to limited partners	$333,756	$(171,964)

Net income (loss) per BAC	$0.08	$(0.04)

* Includes $624,556 and $48,230, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-44

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 32
	2014	2013
Income
Interest income	$26,586	$1,078
Miscellaneous	25,439	22,800

	52,025	23,878

Share of income (losses) from operating limited partnerships *	3,428	1,449

Expenses and loss
Fund management fee	210,694	227,575
Amortization	-	-
General and administrative expenses	22,092	25,714
Professional fees	19,444	22,592
Impairment loss	-	-

	252,230	275,881

NET INCOME (LOSS)	$(196,777)	$(250,554)

Net income (loss) allocated to general partner	$(1,968)	$(2,506)

Net income (loss) allocated to limited partners	$(194,809)	$(248,048)

Net income (loss) per BAC	$(0.04)	$(0.05)

* Includes $3,428 and $1,449, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-45

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 33
	2014	2013
Income
Interest income	$572	$680
Miscellaneous	6,686	18,943

	7,258	19,623

Share of income (losses) from operating limited partnerships	-	-

Expenses and loss
Fund management fee	107,019	107,019
Amortization	-	-
General and administrative expenses	15,298	18,291
Professional fees	15,029	18,253
Impairment loss	-	-

	137,346	143,563

NET INCOME (LOSS)	$(130,088)	$(123,940)

Net income (loss) allocated to general partner	$(1,301)	$(1,239)

Net income (loss) allocated to limited partners	$(128,787)	$(122,701)

Net income (loss) per BAC	$(0.05)	$(0.05)

(continued) F-46

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 34
	2014	2013
Income
Interest income	$80	$20
Miscellaneous	65,338	64,547

	65,418	64,567

Share of income (losses) from operating limited partnerships *	176,333	-

Expenses and loss
Fund management fee	239,275	258,242
Amortization	-	-
General and administrative expenses	18,159	21,056
Professional fees	21,424	26,851
Impairment loss	-	-

	278,858	306,149

NET INCOME (LOSS)	$(37,107)	$(241,582)

Net income (loss) allocated to general partner	$(371)	$(2,416)

Net income (loss) allocated to limited partners	$(36,736)	$(239,166)

Net income (loss) per BAC	$(0.01)	$(0.07)

* Includes $176,333 and $-, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-47

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 35
	2014	2013
Income
Interest income	$300	$210
Miscellaneous	158,019	69

	158,319	279

Share of income (losses) from operating limited partnerships *	-	10,700

Expenses and loss
Fund management fee	149,479	192,645
Amortization	-	-
General and administrative expenses	17,520	20,449
Professional fees	16,994	27,703
Impairment loss	-	-

	183,993	240,797

NET INCOME (LOSS)	$(25,674)	$(229,818)

Net income (loss) allocated to general partner	$(257)	$(2,298)

Net income (loss) allocated to limited partners	$(25,417)	$(227,520)

Net income (loss) per BAC	$(0.01)	$(0.07)

* Includes $- and $52,500, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-48

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 36
	2014	2013
Income
Interest income	$957	$588
Miscellaneous	23,083	35,148

	24,040	35,736

Share of income (losses) from operating limited partnerships *	-	1,242,272

Expenses and loss
Fund management fee	113,457	53,810
Amortization	-	-
General and administrative expenses	14,409	17,049
Professional fees	17,691	35,162
Impairment loss	-	-

	145,557	106,021

NET INCOME (LOSS)	$(121,517)	$1,171,987

Net income (loss) allocated to general partner	$(1,215)	$11,720

Net income (loss) allocated to limited partners	$(120,302)	$1,160,267

Net income (loss) per BAC	$(0.06)	$0.55

* Includes $- and $1,242,272, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-49

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 37
	2014	2013
Income
Interest income	$699	$927
Miscellaneous	24,920	23,092

	25,619	24,019

Share of income (losses) from operating limited partnerships	-	-

Expenses and loss
Fund management fee	184,475	186,346
Amortization	-	-
General and administrative expenses	14,603	17,248
Professional fees	14,024	16,241
Impairment loss	-	-

	213,102	219,835

NET INCOME (LOSS)	$(187,483)	$(195,816)

Net income (loss) allocated to general partner	$(1,875)	$(1,958)

Net income (loss) allocated to limited partners	$(185,608)	$(193,858)

Net income (loss) per BAC	$(0.07)	$(0.08)

(continued) F-50

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 38
	2014	2013
Income
Interest income	$274	$336
Miscellaneous	69,621	53,597

	69,895	53,933

Share of income (losses) from operating limited partnerships	-	(24,773)

Expenses and loss
Fund management fee	141,801	133,356
Amortization	-	-
General and administrative expenses	15,289	17,975
Professional fees	15,839	20,897
Impairment loss	-	-

	172,929	172,228

NET INCOME (LOSS)	$(103,034)	$(143,068)

Net income (loss) allocated to general partner	$(1,030)	$(1,431)

Net income (loss) allocated to limited partners	$(102,004)	$(141,637)

Net income (loss) per BAC	$(0.04)	$(0.06)

(continued) F-51

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 39
	2014	2013
Income
Interest income	$302	$511
Miscellaneous	12,956	13,621

	13,258	14,132

Share of income (losses) from operating limited partnerships	-	(88,925)

Expenses and loss
Fund management fee	119,052	112,877
Amortization	-	-
General and administrative expenses	14,318	16,783
Professional fees	15,484	18,339
Impairment loss	-	31,426

	148,854	179,425

NET INCOME (LOSS)	$(135,596)	$(254,218)

Net income (loss) allocated to general partner	$(1,356)	$(2,542)

Net income (loss) allocated to limited partners	$(134,240)	$(251,676)

Net income (loss) per BAC	$(0.06)	$(0.11)

(continued) F-52

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 40
	2014	2013
Income
Interest income	$79	$82
Miscellaneous	8,278	19,238

	8,357	19,320

Share of income (losses) from operating limited partnerships	-	(145,154)

Expenses and loss
Fund management fee	178,426	175,622
Amortization	-	-
General and administrative expenses	15,797	18,823
Professional fees	22,069	26,763
Impairment loss	-	159,516

	216,292	380,724

NET INCOME (LOSS)	$(207,935)	$(506,558)

Net income (loss) allocated to general partner	$(2,079)	$(5,066)

Net income (loss) allocated to limited partners	$(205,856)	$(501,492)

Net income (loss) per BAC	$(0.08)	$(0.19)

(continued) F-53

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 41
	2014	2013
Income
Interest income	$437	$512
Miscellaneous	31,030	-

	31,467	512

Share of income (losses) from operating limited partnerships *	52,000	(314,199)

Expenses and loss
Fund management fee	199,676	215,993
Amortization	-	113,304
General and administrative expenses	19,120	21,299
Professional fees	30,074	28,440
Impairment loss	-	686,802

	248,870	1,065,838

NET INCOME (LOSS)	$(165,403)	$(1,379,525)

Net income (loss) allocated to general partner	$(1,654)	$(13,795)

Net income (loss) allocated to limited partners	$(163,749)	$(1,365,730)

Net income (loss) per BAC	$(0.06)	$(0.47)

* Includes $52,000 and $-, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-54

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 42
	2014	2013
Income
Interest income	$392	$32,726
Miscellaneous	40,591	716

	40,983	33,442

Share of income (losses) from operating limited partnerships	(102,342)	(378,764)

Expenses and loss
Fund management fee	185,435	209,045
Amortization	69,160	69,160
General and administrative expenses	20,602	21,755
Professional fees	29,111	29,909
Impairment loss	212,553	1,141,092

	516,861	1,470,961

NET INCOME (LOSS)	$(578,220)	$(1,816,283)

Net income (loss) allocated to general partner	$(5,782)	$(18,163)

Net income (loss) allocated to limited partners	$(572,438)	$(1,798,120)

Net income (loss) per BAC	$(0.21)	$(0.66)

(continued) F-55

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 43
	2014	2013
Income
Interest income	$479	$52,044
Miscellaneous	35,722	115

	36,201	52,159

Share of income (losses) from operating limited partnerships	(280,816)	(364,989)

Expenses and loss
Fund management fee	246,428	268,623
Amortization	66,792	66,792
General and administrative expenses	21,458	23,277
Professional fees	30,652	31,521
Impairment loss	972,475	2,181,276

	1,337,805	2,571,489

NET INCOME (LOSS)	$(1,582,420)	$(2,884,319)

Net income (loss) allocated to general partner	$(15,824)	$(28,843)

Net income (loss) allocated to limited partners	$(1,566,596)	$(2,855,476)

Net income (loss) per BAC	$(0.43)	$(0.78)

(continued) F-56

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 44
	2014	2013
Income
Interest income	$227	$894
Miscellaneous	4,696	51

	4,923	945

Share of income (losses) from operating limited partnerships	(270,876)	(340,390)

Expenses and loss
Fund management fee	224,950	261,770
Amortization	282,800	282,800
General and administrative expenses	21,675	19,326
Professional fees	37,930	45,783
Impairment loss	1,696,224	981,206

	2,263,579	1,590,885

NET INCOME (LOSS)	$(2,529,532)	$(1,930,330)

Net income (loss) allocated to general partner	$(25,295)	$(19,303)

Net income (loss) allocated to limited partners	$(2,504,237)	$(1,911,027)

Net income (loss) per BAC	$(0.93)	$(0.71)

(continued) F-57

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 45
	2014	2013
Income
Interest income	$277	$878
Miscellaneous	-	51

	277	929

Share of income (losses) from operating limited partnerships *	(665,720)	(748,455)

Expenses and loss
Fund management fee	308,117	318,774
Amortization	17,816	17,816
General and administrative expenses	159,624	25,943
Professional fees	40,844	40,419
Impairment loss	2,293,749	2,475,746

	2,820,150	2,878,698

NET INCOME (LOSS)	$(3,485,593)	$(3,626,224)

Net income (loss) allocated to general partner	$(34,856)	$(36,262)

Net income (loss) allocated to limited partners	$(3,450,737)	$(3,589,962)

Net income (loss) per BAC	$(0.86)	$(0.89)

* Includes $1,044 and $442, respectively, in 2014 and 2013 from gain/(loss) on disposal of operating limited partnership.

(continued) F-58

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 46
	2014	2013
Income
Interest income	$450	$650
Miscellaneous	-	51

	450	701

Share of income (losses) from operating limited partnerships	(917,882)	(585,312)

Expenses and loss
Fund management fee	212,997	230,086
Amortization	10,101	18,544
General and administrative expenses	19,020	21,780
Professional fees	24,384	35,149
Impairment loss	1,941,274	2,275,324

	2,207,776	2,580,883

NET INCOME (LOSS)	$(3,125,208)	$(3,165,494)

Net income (loss) allocated to general partner	$(31,252)	$(31,655)

Net income (loss) allocated to limited partners	$(3,093,956)	$(3,133,839)

Net income (loss) per BAC	$(1.04)	$(1.05)

(see notes to financial statements) F-59

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2014 and 2013

Total	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(11,386,367)	$(7,353,623)	$(18,739,990)

Net income (loss)	(9,193,462)	(92,862)	(9,286,324)

Partners’ capital (deficit), March 31, 2013	(20,579,829)	(7,446,485)	(28,026,314)

Net income (loss)	(4,267,854)	(43,109)	(4,310,963)

Partners’ capital (deficit), March 31, 2014	$(24,847,683)	$(7,489,594)	$(32,337,277)

Series 20	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(1,431,851)	$(325,829)	$(1,757,680)

Net income (loss)	(130,717)	(1,320)	(132,037)

Partners’ capital (deficit), March 31, 2013	(1,562,568)	(327,149)	(1,889,717)

Net income (loss)	600,327	6,064	606,391

Partners’ capital (deficit), March 31, 2014	$(962,241)	$(321,085)	$(1,283,326)

Series 21	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(1,003,039)	$(173,718)	$(1,176,757)

Net income (loss)	(93,705)	(947)	(94,652)

Partners’ capital (deficit), March 31, 2013	(1,096,744)	(174,665)	(1,271,409)

Net income (loss)	3,038	31	3,069

Partners’ capital (deficit), March 31, 2014	$(1,093,706)	$(174,634)	$(1,268,340)

Series 22	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(2,630,189)	$(247,864)	$(2,878,053)

Net income (loss)	171,973	1,737	173,710

Partners’ capital (deficit), March 31, 2013	(2,458,216)	(246,127)	(2,704,343)

Net income (loss)	(97,493)	(985)	(98,478)

Partners’ capital (deficit), March 31, 2014	$(2,555,709)	$(247,112)	$(2,802,821)

(continued) F-60

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2014 and 2013

Series 23	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(2,005,642)	$(307,983)	$(2,313,625)

Net income (loss)	7,603	77	7,680

Partners’ capital (deficit), March 31, 2013	(1,998,039)	(307,906)	(2,305,945)

Net income (loss)	(124,208)	(1,255)	(125,463)

Partners’ capital (deficit), March 31, 2014	$(2,122,247)	$(309,161)	$(2,431,408)

Series 24	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(2,194,512)	$(209,336)	$(2,403,848)

Net income (loss)	1,649,209	16,659	1,665,868

Partners’ capital (deficit), March 31, 2013	(545,303)	(192,677)	(737,980)

Net income (loss)	1,609,438	16,257	1,625,695

Partners’ capital (deficit), March 31, 2014	$1,064,135	$(176,420)	$887,715

Series 25	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(175,254)	$(261,815)	$(437,069)

Net income (loss)	3,017,578	30,481	3,048,059

Partners’ capital (deficit), March 31, 2013	2,842,324	(231,334)	2,610,990

Net income (loss)	(59,082)	(597)	(59,679)

Partners’ capital (deficit), March 31, 2014	$2,783,242	$(231,931)	$2,551,311

Series 26	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(1,650,695)	$(360,364)	$(2,011,059)

Net income (loss)	1,760,589	17,784	1,778,373

Partners’ capital (deficit), March 31, 2013	109,894	(342,580)	(232,686)

Net income (loss)	2,709,395	27,368	2,736,763

Partners’ capital (deficit), March 31, 2014	$2,819,289	$(315,212)	$2,504,077

(continued) F-61

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2014 and 2013

Series 27	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(1,575,720)	$(224,449)	$(1,800,169)

Net income (loss)	412,260	4,164	416,424

Partners’ capital (deficit), March 31, 2013	(1,163,460)	(220,285)	(1,383,745)

Net income (loss)	2,361,817	23,857	2,385,674

Partners’ capital (deficit), March 31, 2014	$1,198,357	$(196,428)	$1,001,929

Series 28	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(1,016,310)	$(357,486)	$(1,373,796)

Net income (loss)	144,066	1,455	145,521

Partners’ capital (deficit), March 31, 2013	(872,244)	(356,031)	(1,228,275)

Net income (loss)	982,381	9,923	992,304

Partners’ capital (deficit), March 31, 2014	$110,137	$(346,108)	$(235,971)

Series 29	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(2,621,579)	$(368,548)	$(2,990,127)

Net income (loss)	(441,531)	(4,460)	(445,991)

Partners’ capital (deficit), March 31, 2013	(3,063,110)	(373,008)	(3,436,118)

Net income (loss)	67,497	682	68,179

Partners’ capital (deficit), March 31, 2014	$(2,995,613)	$(372,326)	$(3,367,939)

Series 30	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(1,052,981)	$(239,986)	$(1,292,967)

Net income (loss)	(98,838)	(998)	(99,836)

Partners’ capital (deficit), March 31, 2013	(1,151,819)	(240,984)	(1,392,803)

Net income (loss)	(169,248)	(1,710)	(170,958)

Partners’ capital (deficit), March 31, 2014	$(1,321,067)	$(242,694)	$(1,563,761)

(continued) F-62

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2014 and 2013

Series 31	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(2,162,248)	$(404,930)	$(2,567,178)

Net income (loss)	(171,964)	(1,737)	(173,701)

Partners’ capital (deficit), March 31, 2013	(2,334,212)	(406,667)	(2,740,879)

Net income (loss)	333,756	3,371	337,127

Partners’ capital (deficit), March 31, 2014	$(2,000,456)	$(403,296)	$(2,403,752)

Series 32	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(1,901,497)	$(429,674)	$(2,331,171)

Net income (loss)	(248,048)	(2,506)	(250,554)

Partners’ capital (deficit), March 31, 2013	(2,149,545)	(432,180)	(2,581,725)

Net income (loss)	(194,809)	(1,968)	(196,777)

Partners’ capital (deficit), March 31, 2014	$(2,344,354)	$(434,148)	$(2,778,502)

Series 33	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(1,323,565)	$(241,430)	$(1,564,995)

Net income (loss)	(122,701)	(1,239)	(123,940)

Partners’ capital (deficit), March 31, 2013	(1,446,266)	(242,669)	(1,688,935)

Net income (loss)	(128,787)	(1,301)	(130,088)

Partners’ capital (deficit), March 31, 2014	$(1,575,053)	$(243,970)	$(1,819,023)

Series 34	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(2,992,453)	$(333,651)	$(3,326,104)

Net income (loss)	(239,166)	(2,416)	(241,582)

Partners’ capital (deficit), March 31, 2013	(3,231,619)	(336,067)	(3,567,686)

Net income (loss)	(36,736)	(371)	(37,107)

Partners’ capital (deficit), March 31, 2014	$(3,268,355)	$(336,438)	$(3,604,793)

(continued) F-63

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2014 and 2013

Series 35	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(1,424,232)	$(299,260)	$(1,723,492)

Net income (loss)	(227,520)	(2,298)	(229,818)

Partners’ capital (deficit), March 31, 2013	(1,651,752)	(301,558)	(1,953,310)

Net income (loss)	(25,417)	(257)	(25,674)

Partners’ capital (deficit), March 31, 2014	$(1,677,169)	$(301,815)	$(1,978,984)

Series 36	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(1,644,562)	$(197,080)	$(1,841,642)

Net income (loss)	1,160,267	11,720	1,171,987

Partners’ capital (deficit), March 31, 2013	(484,295)	(185,360)	(669,655)

Net income (loss)	(120,302)	(1,215)	(121,517)

Partners’ capital (deficit), March 31, 2014	$(604,597)	$(186,575)	$(791,172)

Series 37	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(1,365,584)	$(231,535)	$(1,597,119)

Net income (loss)	(193,858)	(1,958)	(195,816)

Partners’ capital (deficit), March 31, 2013	(1,559,442)	(233,493)	(1,792,935)

Net income (loss)	(185,608)	(1,875)	(187,483)

Partners’ capital (deficit), March 31, 2014	$(1,745,050)	$(235,368)	$(1,980,418)

Series 38	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(1,003,220)	$(230,623)	$(1,233,843)

Net income (loss)	(141,637)	(1,431)	(143,068)

Partners’ capital (deficit), March 31, 2013	(1,144,857)	(232,054)	(1,376,911)

Net income (loss)	(102,004)	(1,030)	(103,034)

Partners’ capital (deficit), March 31, 2014	$(1,246,861)	$(233,084)	$(1,479,945)

(continued) F-64

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2014 and 2013

Series 39	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(807,409)	$(206,582)	$(1,013,991)

Net income (loss)	(251,676)	(2,542)	(254,218)

Partners’ capital (deficit), March 31, 2013	(1,059,085)	(209,124)	(1,268,209)

Net income (loss)	(134,240)	(1,356)	(135,596)

Partners’ capital (deficit), March 31, 2014	$(1,193,325)	$(210,480)	$(1,403,805)

Series 40	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(1,772,130)	$(245,116)	$(2,017,246)

Net income (loss)	(501,492)	(5,066)	(506,558)

Partners’ capital (deficit), March 31, 2013	(2,273,622)	(250,182)	(2,523,804)

Net income (loss)	(205,856)	(2,079)	(207,935)

Partners’ capital (deficit), March 31, 2014	$(2,479,478)	$(252,261)	$(2,731,739)

Series 41	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(1,078,882)	$(262,584)	$(1,341,466)

Net income (loss)	(1,365,730)	(13,795)	(1,379,525)

Partners’ capital (deficit), March 31, 2013	(2,444,612)	(276,379)	(2,720,991)

Net income (loss)	(163,749)	(1,654)	(165,403)

Partners’ capital (deficit), March 31, 2014	$(2,608,361)	$(278,033)	$(2,886,394)

Series 42	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$825,189	$(235,037)	$590,152

Net income (loss)	(1,798,120)	(18,163)	(1,816,283)

Partners’ capital (deficit), March 31, 2013	(972,931)	(253,200)	(1,226,131)

Net income (loss)	(572,438)	(5,782)	(578,220)

Partners’ capital (deficit), March 31, 2014	$(1,545,369)	$(258,982)	$(1,804,351)

(continued) F-65

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2014 and 2013

Series 43	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$2,882,332	$(295,655)	$2,586,677

Net income (loss)	(2,855,476)	(28,843)	(2,884,319)

Partners’ capital (deficit), March 31, 2013	26,856	(324,498)	(297,642)

Net income (loss)	(1,566,596)	(15,824)	(1,582,420)

Partners’ capital (deficit), March 31, 2014	$(1,539,740)	$(340,322)	$(1,880,062)

Series 44	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$3,064,367	$(208,894)	$2,855,473

Net income (loss)	(1,911,027)	(19,303)	(1,930,330)

Partners’ capital (deficit), March 31, 2013	1,153,340	(228,197)	925,143

Net income (loss)	(2,504,237)	(25,295)	(2,529,532)

Partners’ capital (deficit), March 31, 2014	$(1,350,897)	$(253,492)	$(1,604,389)

Series 45	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$8,038,748	$(276,035)	$7,762,713

Net income (loss)	(3,589,962)	(36,262)	(3,626,224)

Partners’ capital (deficit), March 31, 2013	4,448,786	(312,297)	4,136,489

Net income (loss)	(3,450,737)	(34,856)	(3,485,593)

Partners’ capital (deficit), March 31, 2014	$998,049	$(347,153)	$650,896

Series 46	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2012	$8,636,551	$(178,159)	$8,458,392

Net income (loss)	(3,133,839)	(31,655)	(3,165,494)

Partners’ capital (deficit), March 31, 2013	5,502,712	(209,814)	5,292,898

Net income (loss)	(3,093,956)	(31,252)	(3,125,208)

Partners’ capital (deficit), March 31, 2014	$2,408,756	$(241,066)	$2,167,690

(continued) F-66

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

Years ended March 31, 2014 and 2013

	Total
	2014	2013
Cash flows from operating activities
Net income (loss)	$(4,310,963)	$(9,286,324)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(7,643,945)	(6,320,307)
Impairment loss	7,116,275	9,932,388
Distributions received from operating limited partnerships	113,637	193,267
Amortization	446,669	633,807
Changes in assets and liabilities
Other assets	(35,657)	(175,120)
Accounts payable and accrued expenses	(36,772)	124,596
Accounts payable - affiliates	(3,133,570)	(1,189,985)

Net cash provided by (used in) operating activities	(7,484,326)	(6,087,678)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(374,399)	(23,196)
Proceeds from disposition of operating limited partnerships	10,499,552	8,740,321

Net cash provided by (used in) investing activities	10,125,153	8,717,125

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,640,827	2,629,447

Cash and cash equivalents, beginning	10,156,227	7,526,780

Cash and cash equivalents, ending	$12,797,054	$10,156,227

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$902	$1,776

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$69,485	$-

(continued) F-67

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 20
	2014	2013
Cash flows from operating activities
Net income (loss)	$606,391	$(132,037)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(722,000)	(6,402)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(20,000)	(7,500)
Accounts payable - affiliates	(539,749)	(182,010)

Net cash provided by (used in) operating activities	(675,358)	(327,949)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	722,000	6,402

Net cash provided by (used in) investing activities	722,000	6,402

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	46,642	(321,547)

Cash and cash equivalents, beginning	158,143	479,690

Cash and cash equivalents, ending	$204,785	$158,143

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-68

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 21
	2014	2013
Cash flows from operating activities
Net income (loss)	$3,069	$(94,652)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(79,000)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	(3,000)
Accounts payable and accrued expenses	5,000	(10,000)
Accounts payable - affiliates	(20,070)	(7,920)

Net cash provided by (used in) operating activities	(91,001)	(115,572)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	79,000	-

Net cash provided by (used in) investing activities	79,000	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(12,001)	(115,572)

Cash and cash equivalents, beginning	128,750	244,322

Cash and cash equivalents, ending	$116,749	$128,750

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-69

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 22
	2014	2013
Cash flows from operating activities
Net income (loss)	$(98,478)	$173,710
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(318,670)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	500
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(26,305)	(106,926)

Net cash provided by (used in) operating activities	(124,783)	(251,386)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	318,670

Net cash provided by (used in) investing activities	-	318,670

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(124,783)	67,284

Cash and cash equivalents, beginning	223,347	156,063

Cash and cash equivalents, ending	$98,564	$223,347

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-70

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 23
	2014	2013
Cash flows from operating activities
Net income (loss)	$(125,463)	$7,680
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(82,930)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	71,819	50,289

Net cash provided by (used in) operating activities	(53,644)	(24,961)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	82,930

Net cash provided by (used in) investing activities	-	82,930

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(53,644)	57,969

Cash and cash equivalents, beginning	172,186	114,217

Cash and cash equivalents, ending	$118,542	$172,186

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-71

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 24
	2014	2013
Cash flows from operating activities
Net income (loss)	$1,625,695	$1,665,868
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(1,630,062)	(1,793,701)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	3,422	(3,422)
Accounts payable and accrued expenses	3,000	(5,000)
Accounts payable - affiliates	(2,468,363)	(199,408)

Net cash provided by (used in) operating activities	(2,466,308)	(335,663)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	(9,999)
Proceeds from disposition of operating limited partnerships	1,630,062	1,793,701

Net cash provided by (used in) investing activities	1,630,062	1,783,702

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(836,246)	1,448,039

Cash and cash equivalents, beginning	1,726,961	278,922

Cash and cash equivalents, ending	$890,715	$1,726,961

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-72

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 25
	2014	2013
Cash flows from operating activities
Net income (loss)	$(59,679)	$3,048,059
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(3,096,620)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	7,726	(7,726)
Accounts payable and accrued expenses	(978)	(15,244)
Accounts payable - affiliates	-	(914,217)

Net cash provided by (used in) operating activities	(52,931)	(985,748)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	618,889	2,477,731

Net cash provided by (used in) investing activities	618,889	2,477,731

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	565,958	1,491,983

Cash and cash equivalents, beginning	1,984,103	492,120

Cash and cash equivalents, ending	$2,550,061	$1,984,103

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-73

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 26
	2014	2013
Cash flows from operating activities
Net income (loss)	$2,736,763	$1,778,373
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(2,801,657)	(2,007,273)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	4,363	1,037
Accounts payable and accrued expenses	(2,500)	2,359
Accounts payable - affiliates	(499,347)	(2,061,461)

Net cash provided by (used in) operating activities	(562,378)	(2,286,965)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	(13,197)
Proceeds from disposition of operating limited partnerships	2,801,657	2,007,273

Net cash provided by (used in) investing activities	2,801,657	1,994,076

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,239,279	(292,889)

Cash and cash equivalents, beginning	271,051	563,940

Cash and cash equivalents, ending	$2,510,330	$271,051

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-74

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 27
	2014	2013
Cash flows from operating activities
Net income (loss)	$2,385,674	$416,424
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(2,508,394)	(582,228)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	65,391
Changes in assets and liabilities
Other assets	733	-
Accounts payable and accrued expenses	(7,500)	7,500
Accounts payable - affiliates	(1,559,279)	(571,566)

Net cash provided by (used in) operating activities	(1,688,766)	(664,479)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	2,508,394	582,228

Net cash provided by (used in) investing activities	2,508,394	582,228

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	819,628	(82,251)

Cash and cash equivalents, beginning	230,059	312,310

Cash and cash equivalents, ending	$1,049,687	$230,059

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-75

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 28
	2014	2013
Cash flows from operating activities
Net income (loss)	$992,304	$145,521
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(939,495)	(53,550)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	733	-
Accounts payable and accrued expenses	7,500	(5,070)
Accounts payable - affiliates	(870,954)	(83,328)

Net cash provided by (used in) operating activities	(809,912)	3,573

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	939,495	53,550

Net cash provided by (used in) investing activities	939,495	53,550

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	129,583	57,123

Cash and cash equivalents, beginning	386,279	329,156

Cash and cash equivalents, ending	$515,862	$386,279

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-76

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 29
	2014	2013
Cash flows from operating activities
Net income (loss)	$68,179	$(445,991)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(344,656)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	75,854	281,404

Net cash provided by (used in) operating activities	(200,623)	(164,587)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	342,694	-

Net cash provided by (used in) investing activities	342,694	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	142,071	(164,587)

Cash and cash equivalents, beginning	82,084	246,671

Cash and cash equivalents, ending	$224,155	$82,084

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-77

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 30
	2014	2013
Cash flows from operating activities
Net income (loss)	$(170,958)	$(99,836)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(67,243)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	(5,700)
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	155,148	65,063

Net cash provided by (used in) operating activities	(15,810)	(107,716)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	72,943

Net cash provided by (used in) investing activities	-	72,943

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(15,810)	(34,773)

Cash and cash equivalents, beginning	269,758	304,531

Cash and cash equivalents, ending	$253,948	$269,758

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-78

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 31
	2014	2013
Cash flows from operating activities
Net income (loss)	$337,127	$(173,701)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(624,556)	(48,230)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	2,257	-
Accounts payable - affiliates	279,204	222,463

Net cash provided by (used in) operating activities	(5,968)	532

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	624,556	48,230

Net cash provided by (used in) investing activities	624,556	48,230

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	618,588	48,762

Cash and cash equivalents, beginning	233,992	185,230

Cash and cash equivalents, ending	$852,580	$233,992

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-79

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 32
	2014	2013
Cash flows from operating activities
Net income (loss)	$(196,777)	$(250,554)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(3,428)	(1,449)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	(22,577)
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	270,411	181,115

Net cash provided by (used in) operating activities	70,206	(93,465)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(100,590)	-
Proceeds from disposition of operating limited partnerships	3,428	1,449

Net cash provided by (used in) investing activities	(97,162)	1,449

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(26,956)	(92,016)

Cash and cash equivalents, beginning	337,905	429,921

Cash and cash equivalents, ending	$310,949	$337,905

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$69,485	$-

(continued) F-80

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 33
	2014	2013
Cash flows from operating activities
Net income (loss)	$(130,088)	$(123,940)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	123,408	48,408

Net cash provided by (used in) operating activities	(6,680)	(75,532)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(6,680)	(75,532)

Cash and cash equivalents, beginning	201,600	277,132

Cash and cash equivalents, ending	$194,920	$201,600

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-81

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 34
	2014	2013
Cash flows from operating activities
Net income (loss)	$(37,107)	$(241,582)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(176,333)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	3,000	-
Accounts payable - affiliates	269,332	290,756

Net cash provided by (used in) operating activities	58,892	49,174

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	176,333	-

Net cash provided by (used in) investing activities	176,333	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	235,225	49,174

Cash and cash equivalents, beginning	63,811	14,637

Cash and cash equivalents, ending	$299,036	$63,811

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-82

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 35
	2014	2013
Cash flows from operating activities
Net income (loss)	$(25,674)	$(229,818)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(10,700)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	(41,800)
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	202,082	213,030

Net cash provided by (used in) operating activities	176,408	(69,288)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	52,500

Net cash provided by (used in) investing activities	-	52,500

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	176,408	(16,788)

Cash and cash equivalents, beginning	101,782	118,570

Cash and cash equivalents, ending	$278,190	$101,782

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-83

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 36
	2014	2013
Cash flows from operating activities
Net income (loss)	$(121,517)	$1,171,987
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(1,242,272)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	131,000
Accounts payable - affiliates	(867,520)	(25,551)

Net cash provided by (used in) operating activities	(989,037)	35,164

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	1,242,272

Net cash provided by (used in) investing activities	-	1,242,272

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(989,037)	1,277,436

Cash and cash equivalents, beginning	1,437,216	159,780

Cash and cash equivalents, ending	$448,179	$1,437,216

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-84

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 37
	2014	2013
Cash flows from operating activities
Net income (loss)	$(187,483)	$(195,816)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	204,864	104,864

Net cash provided by (used in) operating activities	17,381	(90,952)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	17,381	(90,952)

Cash and cash equivalents, beginning	287,786	378,738

Cash and cash equivalents, ending	$305,167	$287,786

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-85

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 38
	2014	2013
Cash flows from operating activities
Net income (loss)	$(103,034)	$(143,068)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	24,773
Impairment loss	-	-
Distributions received from operating limited partnerships	-	5,260
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	164,400	64,400

Net cash provided by (used in) operating activities	61,366	(48,635)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	61,366	(48,635)

Cash and cash equivalents, beginning	175,521	224,156

Cash and cash equivalents, ending	$236,887	$175,521

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-86

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 39
	2014	2013
Cash flows from operating activities
Net income (loss)	$(135,596)	$(254,218)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	88,925
Impairment loss	-	31,426
Distributions received from operating limited partnerships	-	7,601
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	136,800	86,800

Net cash provided by (used in) operating activities	1,204	(39,466)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,204	(39,466)

Cash and cash equivalents, beginning	142,890	182,356

Cash and cash equivalents, ending	$144,094	$142,890

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-87

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 40
	2014	2013
Cash flows from operating activities
Net income (loss)	$(207,935)	$(506,558)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	145,154
Impairment loss	-	159,516
Distributions received from operating limited partnerships	-	2,650
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	212,501	209,632

Net cash provided by (used in) operating activities	4,566	10,394

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,566	10,394

Cash and cash equivalents, beginning	92,145	81,751

Cash and cash equivalents, ending	$96,711	$92,145

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-88

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 41
	2014	2013
Cash flows from operating activities
Net income (loss)	$(165,403)	$(1,379,525)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(52,000)	314,199
Impairment loss	-	686,802
Distributions received from operating limited partnerships	-	4,901
Amortization	-	113,304
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	185,732	213,068

Net cash provided by (used in) operating activities	(31,671)	(47,251)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	52,000	-

Net cash provided by (used in) investing activities	52,000	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	20,329	(47,251)

Cash and cash equivalents, beginning	147,099	194,350

Cash and cash equivalents, ending	$167,428	$147,099

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-89

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 42
	2014	2013
Cash flows from operating activities
Net income (loss)	$(578,220)	$(1,816,283)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	102,342	378,764
Impairment loss	212,553	1,141,092
Distributions received from operating limited partnerships	2,505	46,454
Amortization	69,160	69,160
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	198,700	99,240

Net cash provided by (used in) operating activities	7,040	(81,573)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	7,040	(81,573)

Cash and cash equivalents, beginning	259,722	341,295

Cash and cash equivalents, ending	$266,762	$259,722

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-90

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 43
	2014	2013
Cash flows from operating activities
Net income (loss)	$(1,582,420)	$(2,884,319)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	280,816	364,989
Impairment loss	972,475	2,181,276
Distributions received from operating limited partnerships	48,527	47,654
Amortization	66,792	66,792
Changes in assets and liabilities
Other assets	(12,240)	(39,885)
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	306,780	281,780

Net cash provided by (used in) operating activities	80,730	18,287

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(21,847)	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	(21,847)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	58,883	18,287

Cash and cash equivalents, beginning	244,501	226,214

Cash and cash equivalents, ending	$303,384	$244,501

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-91

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 44
	2014	2013
Cash flows from operating activities
Net income (loss)	$(2,529,532)	$(1,930,330)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	270,876	340,390
Impairment loss	1,696,224	981,206
Distributions received from operating limited partnerships	-	12,037
Amortization	282,800	282,800
Changes in assets and liabilities
Other assets	(40,394)	(48,759)
Accounts payable and accrued expenses	(21,551)	21,551
Accounts payable - affiliates	289,848	259,700

Net cash provided by (used in) operating activities	(51,729)	(81,405)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(251,962)	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	(251,962)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(303,691)	(81,405)

Cash and cash equivalents, beginning	342,053	423,458

Cash and cash equivalents, ending	$38,362	$342,053

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$902	$1,776

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-92

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 45
	2014	2013
Cash flows from operating activities
Net income (loss)	$(3,485,593)	$(3,626,224)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	665,720	748,455
Impairment loss	2,293,749	2,475,746
Distributions received from operating limited partnerships	41,988	50,617
Amortization	17,816	17,816
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(5,000)	5,000
Accounts payable - affiliates	321,606	140,862

Net cash provided by (used in) operating activities	(149,714)	(187,728)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	1,044	442

Net cash provided by (used in) investing activities	1,044	442

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(148,670)	(187,286)

Cash and cash equivalents, beginning	274,823	462,109

Cash and cash equivalents, ending	$126,153	$274,823

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-93

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 46
	2014	2013
Cash flows from operating activities
Net income (loss)	$(3,125,208)	$(3,165,494)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	917,882	585,312
Impairment loss	1,941,274	2,275,324
Distributions received from operating limited partnerships	20,617	16,093
Amortization	10,101	18,544
Changes in assets and liabilities
Other assets	-	(3,788)
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	249,528	149,528

Net cash provided by (used in) operating activities	14,194	(124,481)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	14,194	(124,481)

Cash and cash equivalents, beginning	180,660	305,141

Cash and cash equivalents, ending	$194,854	$180,660

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued) F-94

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2014 and 2013

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2014 and 2013 are as follows:

	Issued		Outstanding
	2014	2013	2014	2013

Series 20	3,866,700	3,866,700	3,864,700	3,865,700
Series 21	1,892,700	1,892,700	1,888,200	1,890,700
Series 22	2,564,400	2,564,400	2,561,400	2,564,400
Series 23	3,336,727	3,336,727	3,336,227	3,336,727
Series 24	2,169,878	2,169,878	2,168,878	2,169,878
Series 25	3,026,109	3,026,109	3,025,609	3,025,609
Series 26	3,995,900	3,995,900	3,995,200	3,995,200
Series 27	2,460,700	2,460,700	2,460,700	2,460,700
Series 28	4,000,738	4,000,738	3,999,738	4,000,238
Series 29	3,991,800	3,991,800	3,991,300	3,991,800
Series 30	2,651,000	2,651,000	2,651,000	2,651,000
Series 31	4,417,857	4,417,857	4,415,757	4,417,857
Series 32	4,754,198	4,754,198	4,751,198	4,753,698
Series 33	2,636,533	2,636,533	2,635,533	2,635,533
Series 34	3,529,319	3,529,319	3,528,319	3,529,319
Series 35	3,300,463	3,300,463	3,298,763	3,300,463
Series 36	2,106,838	2,106,838	2,104,504	2,106,838
Series 37	2,512,500	2,512,500	2,512,500	2,512,500
Series 38	2,543,100	2,543,100	2,543,100	2,543,100
Series 39	2,292,151	2,292,151	2,292,151	2,292,151
Series 40	2,630,256	2,630,256	2,630,256	2,630,256
Series 41	2,891,626	2,891,626	2,891,626	2,891,626
Series 42	2,744,262	2,744,262	2,744,262	2,744,262
Series 43	3,637,987	3,637,987	3,637,987	3,637,987
Series 44	2,701,973	2,701,973	2,701,973	2,701,973
Series 45	4,014,367	4,014,367	4,014,367	4,014,367
Series 46	2,980,998	2,980,998	2,980,998	2,980,998

	83,651,080	83,651,080	83,626,246	83,644,880

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the Fund recorded a valuation allowance of $571,985 and $571,905 as of March 31, 2014 and 2013, respectively.

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Fund also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. Impairment losses have been recognized for the years ended March 31, 2014 and 2013 of $7,116,275 and $9,932,388, respectively.

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Acquisition Costs

Acquisition costs were amortized on the straight-line method over 27.5 years. As of March 31, 2014 and 2013, an impairment loss of $1,139,623 and $147,078, respectively, was recorded and the lives of the remaining acquisition costs were reassessed.

Accumulated amortization as of March 31, 2014 and 2013, as well as the March 31, 2014 and 2013 impairments and the remaining lives are as follows:

	Accumulated Amortization	Accumulated Amortization	Acquisition Costs Impairment	Acquisition Costs Impairment	Remaining Life Acquistion Costs
	2014	2013	2014	2013	Years
Series 20	$-	$-	$-	$-	-
Series 21	-	-	-	-	-
Series 22	-	-	-	-	-
Series 23	-	-	-	-	-
Series 24	-	-	-	-	-
Series 25	-	-	-	-	-
Series 26	-	-	-	-	-
Series 27	-	261,567	-	-	-
Series 28	-	-	-	-	-
Series 29	-	-	-	-	-
Series 30	-	-	-	-	-
Series 31	-	-	-	-	-
Series 32	-	-	-	-	-
Series 33	-	-	-	-	-
Series 34	-	-	-	-	-
Series 35	-	-	-	-	-
Series 36	-	-	-	-	-
Series 37	-	-	-	-	-
Series 38	-	-	-	-	-
Series 39	-	-	-	-	-
Series 40	-	-	-	-	-
Series 41	-	-	-	113,304	-
Series 42	-	69,160	207,482	-	-
Series 43	133,584	66,792	-	-	3
Series 44	-	1,131,199	848,390	-	-
Series 45	-	17,816	53,446	-	-
Series 46	-	-	30,305	33,774	-

	$133,584	$1,546,534	$1,139,623	$147,078

The annual amortization for deferred acquisition costs for the years 2015, 2016 and 2017 are estimated to be $66,792.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure. Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2010 remain open.

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

March 31, 2014 and 2013

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Loss Per Beneficial Assignee Certificate Unit

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2014 and 2013 are as follows:

	2014	2013

Series 20	3,865,450	3,865,700
Series 21	1,890,075	1,890,700
Series 22	2,563,650	2,564,400
Series 23	3,336,602	3,336,727
Series 24	2,169,628	2,169,878
Series 25	3,025,609	3,025,609
Series 26	3,995,200	3,995,667
Series 27	2,460,700	2,460,700
Series 28	4,000,113	4,000,238
Series 29	3,991,675	3,991,800
Series 30	2,651,000	2,651,000
Series 31	4,417,332	4,417,857
Series 32	4,753,240	4,753,698
Series 33	2,635,533	2,636,200
Series 34	3,529,069	3,529,319
Series 35	3,300,038	3,300,463
Series 36	2,106,255	2,106,838
Series 37	2,512,500	2,512,500
Series 38	2,543,100	2,543,100
Series 39	2,292,151	2,292,151
Series 40	2,630,256	2,630,256
Series 41	2,891,626	2,891,626
Series 42	2,744,262	2,744,262
Series 43	3,637,987	3,637,987
Series 44	2,701,973	2,701,973
Series 45	4,014,367	4,014,367
Series 46	2,980,998	2,980,998

	83,640,389	83,646,014

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2014 and 2013, the Fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Services, Inc. (BCS), Boston Capital Holdings Limited Partnership (BCHLP) and Boston Capital Asset Management Limited Partnership (BCAM), as follows:

The Fund incurred a fund management fee to Boston Capital Asset Management Limited Partnership in an amount equal to .5 percent of the aggregate cost of the apartment complexes owned by the Operating Partnerships, less the amount of various asset management and reporting fees paid by the Operating Partnerships. The fund management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2014 and 2013, are as follows:

	2014
	Gross Fund Management Fee	Asset Management and Reporting Fee	Fund Management Fee net of Asset Management and Reporting Fee

Series 20	$88,653	$11,304	$77,349
Series 21	58,930	3,676	55,254
Series 22	64,070	5,000	59,070
Series 23	90,719	6,500	84,219
Series 24	91,732	111,298	(19,566)
Series 25	47,508	9,612	37,896
Series 26	208,009	187,315	20,694
Series 27	204,780	78,159	126,621
Series 28	277,316	120,474	156,842
Series 29	307,485	59,597	247,888
Series 30	155,148	19,861	135,287
Series 31	329,204	62,574	266,630
Series 32	271,860	61,166	210,694
Series 33	123,408	16,389	107,019
Series 34	256,596	17,321	239,275
Series 35	202,082	52,603	149,479
Series 36	132,480	19,023	113,457
Series 37	204,864	20,389	184,475
Series 38	164,400	22,599	141,801
Series 39	136,800	17,748	119,052
Series 40	200,016	21,590	178,426
Series 41	237,732	38,056	199,676
Series 42	248,700	63,265	185,435
Series 43	306,780	60,352	246,428
Series 44	277,353	52,403	224,950
Series 45	363,051	54,934	308,117
Series 46	249,528	36,531	212,997

	$5,299,204	$1,229,739	$4,069,465

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

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

All fund management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2014 and 2013, total fund management fees accrued were $48,671,049 and $51,851,332, respectively.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fund management fees paid for the years ended March 31, 2014 and 2013, are as follows:

	2014	2013

Series 20	$628,402	$288,000
Series 21	79,000	75,000
Series 22	90,375	228,294
Series 23	18,900	62,750
Series 24	2,560,095	321,742
Series 25	47,508	990,767
Series 26	707,356	2,347,666
Series 27	1,764,059	801,000
Series 28	1,148,270	381,775
Series 29	231,631	50,000
Series 30	-	98,000
Series 31	50,000	123,230
Series 32	1,449	100,000
Series 33	-	75,000
Series 34	-	-
Series 35	-	-
Series 36	1,000,000	50,000
Series 37	-	100,000
Series 38	-	100,000
Series 39	-	50,000
Series 40	-	-
Series 41	52,000	25,000
Series 42	50,000	150,000
Series 43	-	25,000
Series 44	-	25,000
Series 45	50,442	225,000
Series 46	-	100,000

	$8,479,487	$6,793,224

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

An affiliate of the general partner of the Fund has advanced funds to pay some operating expenses of the fund, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable to affiliates. The total advances as of March 31, 2014 and 2013, are as follows:

	2014	2013

Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	-	-
Series 33	54,660	54,660
Series 34	133,578	120,842
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	220,455	220,455
Series 40	359,629	347,144
Series 41	359,757	359,757
Series 42	221,615	221,615
Series 43	-	-
Series 44	12,495	-
Series 45	8,997	-
Series 46	-	-

	$1,371,186	$1,324,473

During the year ended March 31, 2014, $12,736, $12,485, $12,495 and $8,997, for Series 34, Series 40, Series 44 and Series 45, respectively, was advanced to the Fund by an affiliate of the general partner. During the year ended March 31, 2013, $15,860 and $9,616, for Series 34 and Series 40, respectively, was advanced to the Fund by an affiliate of the general partner. During the year ended March 31, 2013, $129,612 for Series 36 was paid by the Fund to an affiliate of the general partner. All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Fund's interests in Operating Partnerships.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

During the years ended March 31, 2014 and 2013, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2014	2013

Series 20	$13,320	$17,507
Series 21	10,180	13,730
Series 22	11,792	16,241
Series 23	13,081	17,016
Series 24	11,458	15,169
Series 25	12,154	15,813
Series 26	16,057	20,672
Series 27	11,979	15,320
Series 28	14,353	18,266
Series 29	14,663	18,633
Series 30	12,284	15,721
Series 31	15,196	19,021
Series 32	14,268	18,156
Series 33	11,031	14,425
Series 34	12,736	16,326
Series 35	12,216	15,766
Series 36	10,822	14,157
Series 37	10,690	14,016
Series 38	11,184	14,561
Series 39	10,889	13,938
Series 40	12,485	15,451
Series 41	14,228	17,001
Series 42	16,252	17,940
Series 43	15,570	18,219
Series 44	12,495	15,173
Series 45	17,433	20,278
Series 46	13,750	17,065

	$352,566	$445,581

Accounts payable - affiliates at March 31, 2014 and 2013 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2014 and 2013, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes. The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2014 and 2013 by series are as follows:

	2014	2013

Series 20	8	11
Series 21	4	5
Series 22	8	10
Series 23	11	11
Series 24	7	13
Series 25	6	7
Series 26	24	31
Series 27	10	13
Series 28	19	20
Series 29	17	21
Series 30	16	16
Series 31	22	25
Series 32	14	15
Series 33	8	8
Series 34	12	13
Series 35	10	10
Series 36	9	9
Series 37	7	7
Series 38	10	10
Series 39	9	9
Series 40	16	16
Series 41	19	20
Series 42	21	21
Series 43	23	23
Series 44	8	10
Series 45	28	30
Series 46	15	15

	361	399

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2014 the Fund disposed of thirty eight Operating Partnerships. Gain on disposition is included in share of income (losses) from operating limited partnerships. A summary of the dispositions by Series for March 31, 2014 is as follows.

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition *	Gain on Disposition

Series 20	3	-	$722,000	$722,000
Series 21	1	-	79,000	79,000
Series 22	2	-	-	-
Series 24	3	3	1,630,062	1,630,062
Series 25	1	-	618,889	-
Series 26	1	6	2,801,657	2,801,657
Series 27	2	1	2,508,394	2,508,394
Series 28	1	-	939,495	939,495
Series 29	2	2	342,694	344,656
Series 31	3	-	624,556	624,556
Series 32	1	-	3,428	3,428
Series 34	1	-	176,333	176,333
Series 41	1	-	52,000	52,000
Series 44	-	2	-	-
Series 45	1	1	1,044	1,044

Total	23	15	$10,499,552	$9,882,625

* Fund proceeds from disposition include $618,889 recorded as a receivable as of March 31, 2013, for Series 25. Proceeds from disposition does not include $1,962 which was due to a writeoff of capital contribution payable for Series 29.

During the year ended March 31, 2013 the Fund disposed of forty six Operating Partnerships. Gain on disposition is included in share of income (losses) from operating limited partnerships. A summary of the dispositions by Series for March 31, 2013 is as follows.

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition *	Gain on Disposition

Series 20	1	-	$6,402	$6,402
Series 21	1	-	-	-
Series 22	8	2	318,670	318,670
Series 23	4	-	82,930	82,930
Series 24	3	2	1,793,701	1,793,701
Series 25	2	2	2,477,731	3,096,620
Series 26	7	1	2,007,273	2,007,273
Series 27	1	1	582,228	582,228
Series 28	4	-	53,550	53,550
Series 30	1	-	72,943	72,943
Series 31	1	-	48,230	48,230
Series 32	-	-	1,449	1,449
Series 34	1	-	-	-
Series 35	1	-	52,500	52,500
Series 36	1	1	1,242,272	1,242,272
Series 42	1	-	-	-
Series 45	-	-	442	442

Total	37	9	$8,740,321	$9,359,210

* Fund proceeds from disposition does not include $618,889 recorded as a receivable as of March 31, 2013 for Series 25.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the Fund’s investment in each operating limited partnership, the Fund is required to make capital contributions to the operating limited partnerships. These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations. At March 31, 2014 and 2013, contributions are payable to operating limited partnerships as follows:

	2014	2013

Series 20	$-	$-
Series 21	-	-
Series 22	9,352	9,352
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	1,293	1,293
Series 27	10,020	10,020
Series 28	40,968	40,968
Series 29	8,235	10,197
Series 30	127,396	127,396
Series 31	66,294	66,294
Series 32	3,486	173,561
Series 33	69,154	69,154
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	138,438	138,438
Series 38	-	-
Series 39	-	-
Series 40	102	102
Series 41	100	100
Series 42	73,433	73,433
Series 43	99,265	121,112
Series 44	-	252,864
Series 45	16,724	16,724
Series 46	-	-

	$664,260	$1,111,008

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$435,973,036	$5,333,121	$3,570,455

Acquisition costs of operating limited partnerships	25,929,137	719,243	590,143

Cumulative distributions from operating limited partnerships	(3,187,008)	(26,017)	(22,441)

Cumulative impairment loss in investments in operating limited partnerships	(216,038,394)	(1,333,677)	(118,301)

Cumulative losses from operating limited partnerships	(237,348,070)	(4,692,670)	(4,019,856)

Investments in operating limited partnerships per balance sheet	5,328,701	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2014 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2013 (see note A).	(2,570,666)	-	-

The Fund has recorded acquisition costs at March 31, 2014 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(4,142,502)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	1,117,450	90,622	221,074

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(87,884,506)	(3,054,043)	(2,584,152)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	1,300,991	6,576	-

Cumulative impairment loss in investments in operating limited partnerships	216,038,394	1,333,677	118,301

Other	(2,313,297)	(41,692)	(170,410)

Equity per operating limited partnerships’ combined financial statements	$126,874,565	$(1,664,860)	$(2,415,187)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$3,854,180	$10,391,895	$4,404,391

Acquisition costs of operating limited partnerships	455,092	1,552,411	562,541

Cumulative distributions from operating limited partnerships	-	-	(34,932)

Cumulative impairment loss in investments in operating limited partnerships	(1,618,823)	(6,353,837)	(1,636,215)

Cumulative losses from operating limited partnerships	(2,690,449)	(5,590,469)	(3,295,785)

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 22	Series 23	Series 24

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2014 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2013 (see note A).	(384,587)	(11,581)	(30,158)

The Fund has recorded acquisition costs at March 31, 2014 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(157,772)	(62,597)	(91,548)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	25,824	54,934	841

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,708,122)	(2,436,164)	(2,148,403)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	34,901	6,688

Cumulative impairment loss in investments in operating limited partnerships	1,618,823	6,353,837	1,636,215

Other	(86,354)	(112,531)	128,312

Equity per operating limited partnerships’ combined financial statements	$(692,188)	$3,820,799	$(498,053)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$3,805,566	$11,884,296	$10,048,578

Acquisition costs of operating limited partnerships	508,635	1,664,905	1,450,069

Cumulative distributions from operating limited partnerships	(69,547)	(69,380)	(14,167)

Cumulative impairment loss in investments in operating limited partnerships	(3,245,521)	(4,338,427)	(4,558,902)

Cumulative losses from operating limited partnerships	(999,133)	(9,141,394)	(6,925,578)

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 25	Series 26	Series 27

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2014 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2013 (see note A).	-	(70,440)	(286,388)

The Fund has recorded acquisition costs at March 31, 2014 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	(59,837)	(449,204)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	31,239	114,788	204,661

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(467,648)	(5,296,972)	(1,965,626)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	187,072	-

Cumulative impairment loss in investments in operating limited partnerships	3,245,521	4,338,427	4,558,902

Other	(66,326)	(105,757)	(276,370)

Equity per operating limited partnerships’ combined financial statements	$2,742,786	$(892,719)	$1,785,975

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$23,441,799	$20,972,330	$13,904,236

Acquisition costs of operating limited partnerships	3,437,921	3,024,114	1,439,788

Cumulative distributions from operating limited partnerships	(553,358)	(20,179)	(53,204)

Cumulative impairment loss in investments in operating limited partnerships	(16,476,882)	(5,875,856)	(6,613,997)

Cumulative losses from operating limited partnerships	(9,849,480)	(18,100,409)	(8,676,823)

Investments in operating limited partnerships per balance sheet	-	-	-

F-117

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2014 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2013 (see note A).	(233,630)	(83,498)	(135,225)

The Fund has recorded acquisition costs at March 31, 2014 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(665,053)	(596,128)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	79,180	204,728	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,221,023)	(7,179,789)	(3,318,142)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	116,284	7,039	7,712

Cumulative impairment loss in investments in operating limited partnerships	16,476,882	5,875,856	6,613,997

Other	(563,831)	(91,528)	1,847

Equity per operating limited partnerships’ combined financial statements	$10,988,809	$(1,863,320)	$2,934,488

F-118

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$22,008,435	$29,433,847	$14,744,596

Acquisition costs of operating limited partnerships	3,165,164	3,834,299	1,349,820

Cumulative distributions from operating limited partnerships	(31,404)	(101,211)	(30,285)

Cumulative impairment loss in investments in operating limited partnerships	(11,182,057)	(14,763,087)	(9,162,728)

Cumulative losses from operating limited partnerships	(13,960,138)	(18,403,848)	(6,901,403)

Investments in operating limited partnerships per balance sheet	-	-	-

F-119

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 31	Series 32	Series 33

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2014 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2013 (see note A).	(47,462)	(172,318)	(179,468)

The Fund has recorded acquisition costs at March 31, 2014 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,284,335)	(167,193)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	89,559	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(7,965,109)	(6,317,426)	(2,659,844)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	30,562	38,357	9,684

Cumulative impairment loss in investments in operating limited partnerships	11,182,057	14,763,087	9,162,728

Other	(342,863)	322,700	(42,784)

Equity per operating limited partnerships’ combined financial statements	$2,869,144	$7,350,065	$6,123,123

F-120

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$22,921,365	$20,689,083	$13,848,639

Acquisition costs of operating limited partnerships	2,174,992	-	-

Cumulative distributions from operating limited partnerships	(20,308)	(30,252)	(116,200)

Cumulative impairment loss in investments in operating limited partnerships	(10,625,803)	(11,273,719)	(7,246,265)

Cumulative losses from operating limited partnerships	(14,450,246)	(9,385,112)	(6,486,174)

Investments in operating limited partnerships per balance sheet	-	-	-

F-121

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2014 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2013 (see note A).	(38,698)	-	(14,791)

The Fund has recorded acquisition costs at March 31, 2014 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(295,534)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(5,821,899)	(3,511,421)	(1,659,966)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	6,464	78,017	1,370

Cumulative impairment loss in investments in operating limited partnerships	10,625,803	11,273,719	7,246,265

Other	(274,264)	7,538	(99,055)

Equity per operating limited partnerships’ combined financial statements	$4,201,872	$7,847,853	$5,473,823

F-122

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$18,424,489	$18,852,167	$16,699,847

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(202,524)	(531,129)	(224,758)

Cumulative impairment loss in investments in operating limited partnerships	(7,792,558)	(10,527,541)	(7,438,510)

Cumulative losses from operating limited partnerships	(10,429,407)	(7,793,497)	(9,036,579)

Investments in operating limited partnerships per balance sheet	-	-	-

F-123

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2014 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2013 (see note A).	(155,365)	-	-

The Fund has recorded acquisition costs at March 31, 2014 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(6,441,485)	(3,627,297)	(3,876,967)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	303,810	59,461	279,219

Cumulative impairment loss in investments in operating limited partnerships	7,792,558	10,527,541	7,438,510

Other	(57,600)	(328,344)	(82,953)

Equity per operating limited partnerships’ combined financial statements	$1,441,918	$6,631,361	$3,757,809

F-124

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$19,336,992	$17,319,216	$19,690,646

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(53,094)	(58,012)	(111,750)

Cumulative impairment loss in investments in operating limited partnerships	(10,639,800)	(7,005,127)	(10,428,111)

Cumulative losses from operating limited partnerships	(8,644,098)	(10,256,077)	(9,150,785)

Investments in operating limited partnerships per balance sheet	-	-	-

F-125

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2014 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2013 (see note A).	(25,172)	(33,807)	(409,845)

The Fund has recorded acquisition costs at March 31, 2014 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,365,798)	(2,219,955)	(2,319,513)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	78,811	1,049	20,012

Cumulative impairment loss in investments in operating limited partnerships	10,639,800	7,005,127	10,428,111

Other	(171,079)	(230,969)	194,228

Equity per operating limited partnerships’ combined financial statements	$9,156,562	$4,521,445	$7,912,993

F-126

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$26,617,048	$15,745,838	$25,706,915

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(337,804)	(49,763)	(305,087)

Cumulative impairment loss in investments in operating limited partnerships	(13,050,566)	(6,453,489)	(14,657,544)

Cumulative losses from operating limited partnerships	(13,050,348)	(9,242,586)	(8,739,792)

Investments in operating limited partnerships per balance sheet	178,330	-	2,004,492

F-127

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2014 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2013 (see note A).	(121,319)	-	(129,725)

The Fund has recorded acquisition costs at March 31, 2014 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,380,028)	(3,122,647)	(194,482)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	23,309

Cumulative impairment loss in investments in operating limited partnerships	13,050,566	6,453,489	14,657,544

Other	243,042	(40,728)	(11,108)

Equity per operating limited partnerships’ combined financial statements	$10,970,591	$3,290,114	$16,350,030

F-128

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$22,323,066

Acquisition costs of operating limited partnerships	-

Cumulative distributions from operating limited partnerships	(120,202)

Cumulative impairment loss in investments in operating limited partnerships	(11,621,051)

Cumulative losses from operating limited partnerships	(7,435,934)

Investments in operating limited partnerships per balance sheet	3,145,879

F-129

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2014 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2013 (see note A).	(7,189)

The Fund has recorded acquisition costs at March 31, 2014 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(20,585)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	4,594

Cumulative impairment loss in investments in operating limited partnerships	11,621,051

Other	(14,418)

Equity per operating limited partnerships’ combined financial statements	$14,729,332

F-130

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$804,332,315	$7,618,706	$6,797,230
Land	80,926,445	599,606	1,464,660
Other assets	95,869,177	1,664,413	952,337

	$981,127,937	$9,882,725	$9,214,227

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$695,075,698	$9,608,148	$8,521,356
Accounts payable and accrued expenses	34,451,133	329,159	179,419
Other liabilities	102,740,402	1,700,962	2,440,457

	832,267,233	11,638,269	11,141,232
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	126,874,565	(1,664,860)	(2,415,187)
Other partners	21,986,139	(90,684)	488,182

	148,860,704	(1,755,544)	(1,927,005)

	$981,127,937	$9,882,725	$9,214,227

F-151

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$9,721,998	$19,251,212	$5,598,176
Land	1,344,018	1,783,889	878,838
Other assets	1,964,231	4,399,562	825,223

	$13,030,247	$25,434,663	$7,302,237

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$11,309,139	$16,321,731	$6,832,986
Accounts payable and accrued expenses	637,925	4,039,613	145,054
Other liabilities	1,055,528	2,446,675	587,433

	13,002,592	22,808,019	7,565,473
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	(692,188)	3,820,799	(498,053)
Other partners	719,843	(1,194,155)	234,817

	27,655	2,626,644	(263,236)

	$13,030,247	$25,434,663	$7,302,237

F-152

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$5,858,313	$20,816,786	$27,102,078
Land	467,216	2,065,095	3,322,343
Other assets	1,144,296	3,147,651	3,457,512

	$7,469,825	$26,029,532	$33,881,933

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$4,894,842	$22,267,879	$24,935,837
Accounts payable and accrued expenses	76,433	1,630,172	742,660
Other liabilities	47,680	2,463,351	5,726,429

	5,018,955	26,361,402	31,404,926
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	2,742,786	(892,719)	1,785,975
Other partners	(291,916)	560,849	691,032

	2,450,870	(331,870)	2,477,007

	$7,469,825	$26,029,532	$33,881,933

F-153

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$31,466,642	$30,182,087	$20,404,092
Land	3,621,484	2,304,757	1,352,199
Other assets	3,997,916	4,409,048	2,160,619

	$39,086,042	$36,895,892	$23,916,910

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$25,796,598	$31,239,682	$15,459,775
Accounts payable and accrued expenses	1,453,624	1,548,536	1,081,455
Other liabilities	2,659,578	6,097,567	2,599,052

	29,909,800	38,885,785	19,140,282
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	10,988,809	(1,863,320)	2,934,488
Other partners	(1,812,567)	(126,573)	1,842,140

	9,176,242	(1,989,893)	4,776,628

	$39,086,042	$36,895,892	$23,916,910

F-154

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$35,608,336	$33,741,875	$31,950,307
Land	3,396,946	2,860,802	3,784,552
Other assets	6,338,410	4,245,903	2,724,574

	$45,343,692	$40,848,580	$38,459,433

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$39,688,783	$23,703,737	$24,765,295
Accounts payable and accrued expenses	1,106,942	2,774,361	1,068,581
Other liabilities	4,006,594	3,393,544	2,423,976

	44,802,319	29,871,642	28,257,852
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	2,869,144	7,350,065	6,123,123
Other partners	(2,327,771)	3,626,873	4,078,458

	541,373	10,976,938	10,201,581

	$45,343,692	$40,848,580	$38,459,433

F-155

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$33,437,658	$33,687,421	$23,352,582
Land	4,280,809	3,572,523	2,013,180
Other assets	4,066,426	3,225,731	3,054,336

	$41,784,893	$40,485,675	$28,420,098

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$33,133,023	$21,047,359	$16,988,083
Accounts payable and accrued expenses	1,383,505	1,053,812	1,684,855
Other liabilities	5,207,301	7,923,562	726,794

	39,723,829	30,024,733	19,399,732
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	4,201,872	7,847,853	5,473,823
Other partners	(2,140,808)	2,613,089	3,546,543

	2,061,064	10,460,942	9,020,366

	$41,784,893	$40,485,675	$28,420,098

F-156

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$30,680,540	$21,174,700	$17,030,411
Land	2,423,561	1,581,706	1,238,488
Other assets	3,153,869	2,263,552	1,848,616

	$36,257,970	$25,019,958	$20,117,515

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$27,503,623	$16,706,809	$13,180,160
Accounts payable and accrued expenses	2,567,356	240,064	341,876
Other liabilities	6,209,057	2,719,890	2,931,884

	36,280,036	19,666,763	16,453,920
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	1,441,918	6,631,361	3,757,809
Other partners	(1,463,984)	(1,278,166)	(94,214)

	(22,066)	5,353,195	3,663,595

	$36,257,970	$25,019,958	$20,117,515

F-157

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$52,009,241	$62,749,098	$54,155,724
Land	5,081,041	7,916,005	7,059,765
Other assets	4,514,209	6,419,595	6,402,555

	$61,604,491	$77,084,698	$67,618,044

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$44,835,269	$59,205,981	$46,084,051
Accounts payable and accrued expenses	1,667,029	1,482,716	2,745,285
Other liabilities	6,319,795	6,264,564	5,776,778

	52,822,093	66,953,261	54,606,114
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	9,156,562	4,521,445	7,912,993
Other partners	(374,164)	5,609,992	5,098,937

	8,782,398	10,131,437	13,011,930

	$61,604,491	$77,084,698	$67,618,044

F-158

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$56,978,000	$40,573,656	$51,826,015
Land	6,704,151	3,130,916	4,314,836
Other assets	5,412,878	3,902,028	6,284,278

	$69,095,029	$47,606,600	$62,425,129

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$47,780,026	$41,159,992	$37,037,554
Accounts payable and accrued expenses	1,743,541	676,387	1,431,634
Other liabilities	6,746,944	6,607,924	4,603,925

	56,270,511	48,444,303	43,073,113
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	10,970,591	3,290,114	16,350,030
Other partners	1,853,927	(4,127,817)	3,001,986

	12,824,518	(837,703)	19,352,016

	$69,095,029	$47,606,600	$62,425,129

F-159

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$40,559,431
Land	2,363,059
Other assets	3,889,409

$46,811,899

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$25,067,980
Accounts payable and accrued expenses	619,139
Other liabilities	3,053,158

28,740,277
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	14,729,332
Other partners	3,342,290

18,071,622

$46,811,899

F-160

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2013 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$162,298,910	$2,237,679	$1,824,069
Interest and other	6,084,629	86,946	15,179

	168,383,539	2,324,625	1,839,248
Expenses
Interest	33,387,199	373,068	522,766
Depreciation and amortization	47,293,084	693,878	326,104
Taxes and insurance	20,872,713	273,220	179,613
Repairs and maintenance	28,630,757	596,259	253,968
Operating expenses	59,311,990	969,622	603,582
Impairment loss	-	-	-
Other expenses	4,093,159	56,738	45,815

	193,588,902	2,962,785	1,931,848

NET INCOME (LOSS)	$(25,205,363)	$(638,160)	$(92,600)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(18,485,088)	$(366,227)	$(98,321)

Net income (loss) allocated to other partners	$(6,720,275)	$(271,933)	$5,721

*	Amounts include $366,227, $98,321, $264,711, $361,723, $241,279, $43,041, $842,204, $277,730, $953,311, $1,065,191, $621,294, $1,155,732, $1,433,129, $566,103, $1,227,938, $688,552, $489,323, $1,423,309, $447,771, $594,093, $726,480, $621,885, $792,226, $547,642, $372,037, $57,205 and $20,585 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-171

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2013 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$2,477,250	$4,435,882	$1,636,612
Interest and other	73,964	163,448	30,368

	2,551,214	4,599,330	1,666,980
Expenses
Interest	496,594	795,239	245,476
Depreciation and amortization	558,497	1,158,287	503,096
Taxes and insurance	382,939	644,328	217,169
Repairs and maintenance	629,883	944,241	351,054
Operating expenses	777,142	1,743,795	640,559
Impairment loss	-	-	-
Other expenses	73,572	76,533	23,919

	2,918,627	5,362,423	1,981,273

NET INCOME (LOSS)	$(367,413)	$(763,093)	$(314,293)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(264,711)	$(361,723)	$(241,279)

Net income (loss) allocated to other partners	$(102,702)	$(401,370)	$(73,014)

*	Amounts include $366,227, $98,321, $264,711, $361,723, $241,279, $43,041, $842,204, $277,730, $953,311, $1,065,191, $621,294, $1,155,732, $1,433,129, $566,103, $1,227,938, $688,552, $489,323, $1,423,309, $447,771, $594,093, $726,480, $621,885, $792,226, $547,642, $372,037, $57,205 and $20,585 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-172

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2013 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$1,262,550	$4,790,165	$6,040,191
Interest and other	22,841	169,267	158,902

	1,285,391	4,959,432	6,199,093
Expenses
Interest	171,813	716,630	1,151,459
Depreciation and amortization	246,603	1,466,667	1,673,915
Taxes and insurance	125,928	672,261	669,786
Repairs and maintenance	238,246	1,143,771	973,244
Operating expenses	443,788	1,868,618	1,840,267
Impairment loss	-	-	-
Other expenses	20,949	123,014	195,226

	1,247,327	5,990,961	6,503,897

NET INCOME (LOSS)	$38,064	$(1,031,529)	$(304,804)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(43,041)	$(842,204)	$(277,730)

Net income (loss) allocated to other partners	$81,105	$(189,325)	$(27,074)

*	Amounts include $366,227, $98,321, $264,711, $361,723, $241,279, $43,041, $842,204, $277,730, $953,311, $1,065,191, $621,294, $1,155,732, $1,433,129, $566,103, $1,227,938, $688,552, $489,323, $1,423,309, $447,771, $594,093, $726,480, $621,885, $792,226, $547,642, $372,037, $57,205 and $20,585 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-173

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2013 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$7,997,536	$6,399,091	$5,127,821
Interest and other	191,608	279,731	170,948

	8,189,144	6,678,822	5,298,769
Expenses
Interest	994,517	1,216,242	551,540
Depreciation and amortization	2,111,756	2,078,912	1,202,369
Taxes and insurance	973,644	952,282	609,014
Repairs and maintenance	1,506,121	991,855	1,071,737
Operating expenses	2,953,257	2,645,977	2,573,560
Impairment loss	-	-	-
Other expenses	167,721	96,260	61,971

	8,707,016	7,981,528	6,070,191

NET INCOME (LOSS)	$(517,872)	$(1,302,706)	$(771,422)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(953,311)	$(1,065,191)	$(621,294)

Net income (loss) allocated to other partners	$435,439	$(237,515)	$(150,128)

*	Amounts include $366,227, $98,321, $264,711, $361,723, $241,279, $43,041, $842,204, $277,730, $953,311, $1,065,191, $621,294, $1,155,732, $1,433,129, $566,103, $1,227,938, $688,552, $489,323, $1,423,309, $447,771, $594,093, $726,480, $621,885, $792,226, $547,642, $372,037, $57,205 and $20,585 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-174

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2013 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$9,574,095	$6,508,476	$6,345,248
Interest and other	473,966	219,944	258,319

	10,048,061	6,728,420	6,603,567
Expenses
Interest	1,133,836	1,258,641	1,154,157
Depreciation and amortization	2,678,740	2,463,661	2,147,969
Taxes and insurance	1,450,339	845,962	894,942
Repairs and maintenance	1,457,335	1,009,687	731,636
Operating expenses	3,634,252	2,495,964	2,880,503
Impairment loss	-	-	-
Other expenses	647,743	481,906	166,042

	11,002,245	8,555,821	7,975,249

NET INCOME (LOSS)	$(954,184)	$(1,827,401)	$(1,371,682)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,155,732)	$(1,433,129)	$(566,103)

Net income (loss) allocated to other partners	$201,548	$(394,272)	$(805,579)

*	Amounts include $366,227, $98,321, $264,711, $361,723, $241,279, $43,041, $842,204, $277,730, $953,311, $1,065,191, $621,294, $1,155,732, $1,433,129, $566,103, $1,227,938, $688,552, $489,323, $1,423,309, $447,771, $594,093, $726,480, $621,885, $792,226, $547,642, $372,037, $57,205 and $20,585 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-175

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2013 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$7,029,164	$6,475,964	$4,744,459
Interest and other	280,275	198,981	125,527

	7,309,439	6,674,945	4,869,986
Expenses
Interest	1,042,365	1,402,582	958,450
Depreciation and amortization	2,602,919	2,005,105	1,518,135
Taxes and insurance	1,040,409	860,037	660,902
Repairs and maintenance	975,500	1,064,089	697,438
Operating expenses	3,358,381	2,314,187	1,835,337
Impairment loss	-	-	-
Other expenses	71,056	70,908	75,054

	9,090,630	7,716,908	5,745,316

NET INCOME (LOSS)	$(1,781,191)	$(1,041,963)	$(875,330)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,227,938)	$(688,552)	$(489,323)

Net income (loss) allocated to other partners	$(553,253)	$(353,411)	$(386,007)

*	Amounts include $366,227, $98,321, $264,711, $361,723, $241,279, $43,041, $842,204, $277,730, $953,311, $1,065,191, $621,294, $1,155,732, $1,433,129, $566,103, $1,227,938, $688,552, $489,323, $1,423,309, $447,771, $594,093, $726,480, $621,885, $792,226, $547,642, $372,037, $57,205 and $20,585 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-176

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2013 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$5,733,586	$4,541,271	$3,579,382
Interest and other	234,903	181,334	223,143

	5,968,489	4,722,605	3,802,525
Expenses
Interest	1,033,729	969,147	762,859
Depreciation and amortization	2,115,278	1,180,606	1,044,496
Taxes and insurance	965,919	576,518	450,988
Repairs and maintenance	924,582	792,059	616,711
Operating expenses	2,758,869	1,772,891	1,611,348
Impairment loss	-	-	-
Other expenses	138,964	107,940	144,684

	7,937,341	5,399,161	4,631,086

NET INCOME (LOSS)	$(1,968,852)	$(676,556)	$(828,561)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,423,309)	$(447,771)	$(594,093)

Net income (loss) allocated to other partners	$(545,543)	$(228,785)	$(234,468)

*	Amounts include $366,227, $98,321, $264,711, $361,723, $241,279, $43,041, $842,204, $277,730, $953,311, $1,065,191, $621,294, $1,155,732, $1,433,129, $566,103, $1,227,938, $688,552, $489,323, $1,423,309, $447,771, $594,093, $726,480, $621,885, $792,226, $547,642, $372,037, $57,205 and $20,585 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-177

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2013 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$9,759,272	$12,055,887	$10,535,566
Interest and other	432,340	466,528	338,914

	10,191,612	12,522,415	10,874,480
Expenses
Interest	3,077,212	3,476,503	2,513,476
Depreciation and amortization	2,580,262	2,982,256	2,809,331
Taxes and insurance	1,426,929	1,463,591	1,142,938
Repairs and maintenance	1,443,089	1,907,833	1,901,477
Operating expenses	2,649,473	2,996,818	3,268,203
Impairment loss	-	-	-
Other expenses	119,822	287,945	294,006

	11,296,787	13,114,946	11,929,431

NET INCOME (LOSS)	$(1,105,175)	$(592,531)	$(1,054,951)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(726,480)	$(621,885)	$(894,568)

Net income (loss) allocated to other partners	$(378,695)	$29,354	$(160,383)

*	Amounts include $366,227, $98,321, $264,711, $361,723, $241,279, $43,041, $842,204, $277,730, $953,311, $1,065,191, $621,294, $1,155,732, $1,433,129, $566,103, $1,227,938, $688,552, $489,323, $1,423,309, $447,771, $594,093, $726,480, $621,885, $792,226, $547,642, $372,037, $57,205 and $20,585 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-178

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2013 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$9,974,760	$7,332,990	$8,074,526
Interest and other	393,335	261,044	311,152

	10,368,095	7,594,034	8,385,678
Expenses
Interest	2,280,961	2,169,441	1,550,152
Depreciation and amortization	3,048,910	2,040,636	2,509,590
Taxes and insurance	1,004,171	552,748	1,047,218
Repairs and maintenance	1,927,314	1,391,438	1,790,623
Operating expenses	3,343,630	2,418,295	2,837,621
Impairment loss	-	-	-
Other expenses	193,811	95,028	207,293

	11,798,797	8,667,586	9,942,497

NET INCOME (LOSS)	$(1,430,702)	$(1,073,552)	$(1,556,819)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(816,218)	$(602,519)	$(723,969)

Net income (loss) allocated to other partners	$(614,484)	$(471,033)	$(832,850)

*	Amounts include $366,227, $98,321, $264,711, $361,723, $241,279, $43,041, $842,204, $277,730, $953,311, $1,065,191, $621,294, $1,155,732, $1,433,129, $566,103, $1,227,938, $688,552, $489,323, $1,423,309, $447,771, $594,093, $726,480, $621,885, $792,226, $547,642, $372,037, $57,205 and $20,585 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-179

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2013 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$5,805,418
Interest and other	321,722

6,127,140
Expenses
Interest	1,368,344
Depreciation and amortization	1,545,106
Taxes and insurance	788,918
Repairs and maintenance	1,299,567
Operating expenses	2,076,051
Impairment loss	-
Other expenses	49,239

7,127,225

NET INCOME (LOSS)	$(1,000,085)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(938,467)

Net income (loss) allocated to other partners	$(61,618)

*	Amounts include $366,227, $98,321, $264,711, $361,723, $241,279, $43,041, $842,204, $277,730, $953,311, $1,065,191, $621,294, $1,155,732, $1,433,129, $566,103, $1,227,938, $688,552, $489,323, $1,423,309, $447,771, $594,093, $726,480, $621,885, $792,226, $547,642, $372,037, $57,205 and $20,585 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-180

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$177,121,285	$3,184,095	$1,899,543
Interest and other	6,664,987	82,941	26,035

	183,786,272	3,267,036	1,925,578
Expenses
Interest	38,941,394	466,702	558,013
Depreciation and amortization	51,957,361	833,519	364,116
Taxes and insurance	21,692,015	369,926	212,056
Repairs and maintenance	30,845,127	725,213	295,363
Operating expenses	63,854,366	1,085,217	525,305
Impairment loss	3,256,264	-	-
Other expenses	4,877,397	82,619	58,488

	215,423,924	3,563,196	2,013,341

NET INCOME (LOSS)	$(31,637,652)	$(296,160)	$(87,763)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(23,592,748)	$(220,356)	$(86,888)

Net income (loss) allocated to other partners	$(8,044,904)	$(75,804)	$(875)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-181

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$2,790,949	$4,449,155	$2,921,646
Interest and other	115,557	682,242	48,728

	2,906,506	5,131,397	2,970,374
Expenses
Interest	616,699	855,738	484,029
Depreciation and amortization	687,204	1,108,148	823,333
Taxes and insurance	415,308	605,947	355,178
Repairs and maintenance	608,483	959,801	626,544
Operating expenses	865,090	1,623,908	1,235,535
Impairment loss	-	-	-
Other expenses	80,902	77,277	32,348

	3,273,686	5,230,819	3,556,967

NET INCOME (LOSS)	$(367,180)	$(99,422)	$(586,593)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(159,268)	$(178,090)	$(428,611)

Net income (loss) allocated to other partners	$(207,912)	$78,668	$(157,982)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-182

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$1,292,260	$7,059,713	$7,763,100
Interest and other	62,091	276,452	138,723

	1,354,351	7,336,165	7,901,823
Expenses
Interest	228,093	1,298,067	1,614,202
Depreciation and amortization	297,500	1,958,890	2,051,886
Taxes and insurance	136,078	1,092,240	857,168
Repairs and maintenance	253,084	1,325,248	1,232,293
Operating expenses	543,537	2,680,092	2,275,198
Impairment loss	-	-	-
Other expenses	21,995	138,428	331,056

	1,480,287	8,492,965	8,361,803

NET INCOME (LOSS)	$(125,936)	$(1,156,800)	$(459,980)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(130,543)	$(900,257)	$(262,813)

Net income (loss) allocated to other partners	$4,607	$(256,543)	$(197,167)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-183

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$9,549,364	$7,665,813	$5,009,216
Interest and other	217,120	299,284	146,020

	9,766,484	7,965,097	5,155,236
Expenses
Interest	1,529,272	1,495,218	591,825
Depreciation and amortization	2,410,366	2,577,574	1,220,215
Taxes and insurance	1,150,108	1,018,811	560,768
Repairs and maintenance	1,587,459	1,309,363	1,038,133
Operating expenses	3,313,014	3,148,497	2,435,214
Impairment loss	-	-	-
Other expenses	277,850	156,782	99,834

	10,268,069	9,706,245	5,945,989

NET INCOME (LOSS)	$(501,585)	$(1,741,148)	$(790,753)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(888,944)	$(1,439,168)	$(680,994)

Net income (loss) allocated to other partners	$387,359	$(301,980)	$(109,759)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-184

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$9,949,808	$7,634,347	$6,123,803
Interest and other	424,427	254,253	242,562

	10,374,235	7,888,600	6,366,365
Expenses
Interest	1,342,653	1,606,959	1,188,867
Depreciation and amortization	2,803,462	2,728,955	2,132,318
Taxes and insurance	1,377,668	1,019,354	729,103
Repairs and maintenance	1,633,151	1,255,596	801,421
Operating expenses	3,766,388	2,737,950	2,887,400
Impairment loss	-	-	-
Other expenses	1,224,406	461,099	187,942

	12,147,728	9,809,913	7,927,051

NET INCOME (LOSS)	$(1,773,493)	$(1,921,313)	$(1,560,686)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(2,070,330)	$(1,389,322)	$(615,022)

Net income (loss) allocated to other partners	$296,837	$(531,991)	$(945,664)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-185

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$7,125,743	$6,236,019	$4,646,529
Interest and other	251,321	188,184	119,673

	7,377,064	6,424,203	4,766,202
Expenses
Interest	1,108,317	1,446,772	979,761
Depreciation and amortization	2,649,406	2,007,389	1,519,627
Taxes and insurance	920,389	806,853	576,269
Repairs and maintenance	985,148	1,045,890	629,919
Operating expenses	3,432,032	2,292,709	1,859,376
Impairment loss	-	-	-
Other expenses	73,816	70,597	79,706

	9,169,108	7,670,210	5,644,658

NET INCOME (LOSS)	$(1,792,044)	$(1,246,007)	$(878,456)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,312,415)	$(767,266)	$(478,049)

Net income (loss) allocated to other partners	$(479,629)	$(478,741)	$(400,407)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-186

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$5,671,145	$4,468,299	$3,493,551
Interest and other	241,035	198,322	230,400

	5,912,180	4,666,621	3,723,951
Expenses
Interest	935,342	997,278	782,342
Depreciation and amortization	2,163,933	1,186,607	1,062,080
Taxes and insurance	864,109	586,193	422,979
Repairs and maintenance	980,595	789,296	722,798
Operating expenses	2,837,748	1,664,967	1,533,442
Impairment loss	-	-	-
Other expenses	94,258	134,556	168,293

	7,875,985	5,358,897	4,691,934

NET INCOME (LOSS)	$(1,963,805)	$(692,276)	$(967,983)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,554,735)	$(470,966)	$(696,905)

Net income (loss) allocated to other partners	$(409,070)	$(221,310)	$(271,078)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-187

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$9,759,763	$12,085,189	$10,464,730
Interest and other	406,345	406,373	314,315

	10,166,108	12,491,562	10,779,045
Expenses
Interest	3,065,470	3,564,669	2,561,019
Depreciation and amortization	2,559,496	3,109,213	2,953,899
Taxes and insurance	1,337,080	1,389,326	989,132
Repairs and maintenance	1,510,497	1,876,465	1,903,921
Operating expenses	2,606,942	3,067,800	3,185,289
Impairment loss	-	-	-
Other expenses	168,243	209,349	164,945

	11,247,728	13,216,822	11,758,205

NET INCOME (LOSS)	$(1,081,620)	$(725,260)	$(979,160)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(564,539)	$(648,068)	$(906,635)

Net income (loss) allocated to other partners	$(517,081)	$(77,192)	$(72,525)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-188

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$9,746,620	$9,363,405	$11,006,877
Interest and other	386,064	298,125	393,017

	10,132,684	9,661,530	11,399,894
Expenses
Interest	2,383,554	3,215,927	2,670,928
Depreciation and amortization	3,156,153	2,832,942	3,244,996
Taxes and insurance	952,266	908,796	1,344,030
Repairs and maintenance	1,749,546	1,867,320	2,096,510
Operating expenses	3,214,566	3,125,238	3,950,971
Impairment loss	-	3,256,264	-
Other expenses	147,196	97,173	188,513

	11,603,281	15,303,660	13,495,948

NET INCOME (LOSS)	$(1,470,597)	$(5,642,130)	$(2,096,054)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(459,909)	$(4,425,568)	$(1,271,775)

Net income (loss) allocated to other partners	$(1,010,688)	$(1,216,562)	$(824,279)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-189

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$5,760,603
Interest and other	215,378

5,975,981
Expenses
Interest	1,353,678
Depreciation and amortization	1,514,134
Taxes and insurance	694,880
Repairs and maintenance	1,036,070
Operating expenses	1,960,941
Impairment loss	-
Other expenses	49,726

6,609,429

NET INCOME (LOSS)	$(633,448)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(585,312)

Net income (loss) allocated to other partners	$(48,136)

*	Amounts include $220,356, $86,888, $159,268, $178,090, $428,611, $130,543, $900,257 $262,813, $888,944, $1,439,168, $680,994, $2,070,330, $1,389,322, $615,022, $1,312,415, $767,266, $478,049, $1,554,735, $446,193, $607,980, $419,385, $333,869, $527,871, $134,805, $4,133,937 and $522,878 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44 and 45, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-190

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE D - NOTES RECEIVABLE

Notes receivable at March 31, 2014 and 2013 consist of advance installments of $22,790 and $69,698, respectively, of capital contributions to operating limited partnerships. The notes are comprised of noninterest bearing and interest bearing notes with rates ranging from 3.00% to prime + 1.00%. Prime was 3.25% as of March 31, 2014 and 2013. These notes are secured by future installments of capital contributions or paid upon demand. The notes at March 31, 2014 and 2013 by series are as follows:

	2014	2013

Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	-	46,908
Series 33	-	-
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	-	-
Series 40	-	-
Series 41	-	-
Series 42	22,790	22,790
Series 43	-	-
Series 44	-	-
Series 45	-	-
Series 46	-	-

	$22,790	$69,698

F-191

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2014 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$(4,310,963)	$606,391	$3,069

Operating limited partnership rents received in advance	(6,007)	-	(17)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(3,180,283)	(539,749)	(20,070)

Other	14,775,748	992,434	316,382

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(16,299,042)	(366,227)	(98,321)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(6,231,944)	(74,539)	(177,554)

Impairment loss not recognized for tax purposes	7,116,275	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(10,529,310)	(288,923)	(83,572)

Income (loss) for tax return purposes, December 31, 2013	$(18,665,526)	$329,387	$(60,083)

F-192

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2014 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(98,478)	$(125,463)	$1,625,695

Operating limited partnership rents received in advance	-	-	2,879

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(26,305)	71,819	(2,468,363)

Other	972,788	197,451	1,989,051

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(264,711)	(361,723)	(241,279)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(69,076)	(227,036)	(30,246)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(136,555)	(14,194)	(1,636,274)

Income (loss) for tax return purposes, December 31, 2013	$377,663	$(459,146)	$(758,537)

F-193

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2014 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$(59,679)	$2,736,763	$2,385,674

Operating limited partnership rents received in advance	-	(449)	136

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	(499,347)	(1,559,279)

Other	593,391	3,879,632	1,619,880

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(43,041)	(842,204)	(277,730)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(138,555)	(214,874)	(181,302)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(386,563)	(4,213,369)	(1,123,176)

Income (loss) for tax return purposes, December 31, 2013	$(34,447)	$846,152	$864,203

F-194

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2014 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$992,304	$68,179	$(170,958)

Operating limited partnership rents received in advance	(50)	(3,627)	7,664

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(870,954)	75,854	155,148

Other	863,713	(2,703,508)	80,092

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(953,311)	(1,065,191)	(621,294)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(222,830)	(294,360)	(176,205)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(292,930)	(308,456)	(22,236)

Income (loss) for tax return purposes, December 31, 2013	$(484,058)	$(4,231,109)	$(747,789)

F-195

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2014 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$337,127	$(196,777)	$(130,088)

Operating limited partnership rents received in advance	-	(2,419)	(466)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	279,204	270,411	123,408

Other	(565,343)	899,882	78,067

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,155,732)	(1,433,129)	(566,103)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(444,727)	(208,100)	(140,906)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(597,142)	(64,279)	(28,128)

Income (loss) for tax return purposes, December 31, 2013	$(2,146,613)	$(734,411)	$(664,216)

F-196

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2014 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(37,107)	$(25,674)	$(121,517)

Operating limited partnership rents received in advance	(3,831)	15,521	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	256,596	202,082	(867,520)

Other	121,042	135,633	4,218,381

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,227,938)	(688,552)	(489,323)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(177,657)	(254,172)	(158,926)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(216,769)	(256,794)	(104,445)

Income (loss) for tax return purposes, December 31, 2013	$(1,285,664)	$(871,956)	$2,476,650

F-197

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2014 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(187,483)	$(103,034)	$(135,596)

Operating limited partnership rents received in advance	(18,883)	(6,905)	(6,903)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	204,864	164,400	136,800

Other	1,190,800	358,421	337,442

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,423,309)	(447,771)	(594,093)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(189,389)	(396,454)	(286,803)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(97,290)	(89,091)	(103,140)

Income (loss) for tax return purposes, December 31, 2013	$(520,690)	$(520,434)	$(652,293)

F-198

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2014 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(207,935)	$(165,403)	$(578,220)

Operating limited partnership rents received in advance	2,625	(702)	(1,127)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	200,016	185,732	198,700

Other	(20,535)	175,191	508,920

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(726,480)	(621,885)	(792,226)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(202,424)	(294,646)	(288,776)

Impairment loss not recognized for tax purposes	-	-	212,553

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(116,716)	(230,907)	(54,300)

Income (loss) for tax return purposes, December 31, 2013	$(1,071,449)	$(952,620)	$(794,476)

F-199

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2014 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$(1,582,420)	$(2,529,532)	$(3,485,593)

Operating limited partnership rents received in advance	(908)	2,360	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	306,780	277,353	312,609

Other	65,862	(1,448,171)	(251,745)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(547,642)	(372,037)	(57,205)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(317,839)	(341,059)	(243,079)

Impairment loss not recognized for tax purposes	972,475	1,696,224	2,293,749

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(99,277)	183,685	(29,551)

Income (loss) for tax return purposes, December 31, 2013	$(1,202,969)	$(2,531,177)	$(1,460,815)

F-200

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2014 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(3,125,208)

Operating limited partnership rents received in advance	9,095

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	249,528

Other	170,595

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(20,585)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(480,410)

Impairment loss not recognized for tax purposes	1,941,274

Operating limited partnership impairment loss not recognized for tax purposes	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(118,918)

Income (loss) for tax return purposes, December 31, 2013	$(1,374,629)

F-201

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2014 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2013	$76,082,802	$(2,870,528)	$(1,734,996)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	87,884,506	3,054,043	2,584,152

Impairment loss in investment in operating limited partnerships	(216,038,394)	(1,333,677)	(118,301)

Historic tax credits - cumulative	978,267	570,617	-

Less share of loss - three months ended March 31, 2014	(1,117,450)	(90,622)	(221,074)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	57,538,970	670,167	(509,781)

Investments in operating limited partnerships - as reported	$5,328,701	$-	$-

F-212

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2014 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2013	$(2,216,485)	$656,490	$(911,837)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,708,122	2,436,164	2,148,403

Impairment loss in investment in operating limited partnerships	(1,618,823)	(6,353,837)	(1,636,215)

Historic tax credits - cumulative	223,537	-	-

Less share of loss - three months ended March 31, 2014	(25,824)	(54,934)	(841)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,929,473	3,316,117	400,490

Investments in operating limited partnerships - as reported	$-	$-	$-

F-213

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2014 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2013	$1,280,497	$(3,510,773)	$(1,806,555)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	467,648	5,296,972	1,965,626

Impairment loss in investment in operating limited partnerships	(3,245,521)	(4,338,427)	(4,558,902)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2014	(31,239)	(114,788)	(204,661)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,528,615	2,667,016	4,604,492

Investments in operating limited partnerships - as reported	$-	$-	$-

F-214

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2014 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2013	$8,721,367	$(3,533,205)	$1,088,370

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	4,221,023	7,179,789	3,318,142

Impairment loss in investment in operating limited partnerships	(16,476,882)	(5,875,856)	(6,613,997)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2014	(79,180)	(204,728)	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	3,613,672	2,434,000	2,207,485

Investments in operating limited partnerships - as reported	$-	$-	$-

F-215

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2014 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2013	$(75,435)	$6,429,738	$4,589,822

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	7,965,109	6,317,426	2,659,844

Impairment loss in investment in operating limited partnerships	(11,182,057)	(14,763,087)	(9,162,728)

Historic tax credits - cumulative	-	184,113	-

Less share of loss - three months ended March 31, 2014	(89,559)	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	3,381,942	1,831,810	1,913,062

Investments in operating limited partnerships - as reported	$-	$-	$-

F-216

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2014 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2013	$3,558,773	$4,244,912	$4,233,303

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	5,821,899	3,511,421	1,659,966

Impairment loss in investment in operating limited partnerships	(10,625,803)	(11,273,719)	(7,246,265)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2014	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,245,131	3,517,386	1,352,996

Investments in operating limited partnerships - as reported	$-	$-	$-

F-217

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2014 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2013	$2,065,352	$6,284,314	$4,738,394

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	6,441,485	3,627,297	3,876,967

Impairment loss in investment in operating limited partnerships	(7,792,558)	(10,527,541)	(7,438,510)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2014	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	(714,279)	615,930	(1,176,851)

Investments in operating limited partnerships - as reported	$-	$-	$-

F-218

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2014 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2013	$7,248,337	$768,256	$5,533,010

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,365,798	2,219,955	2,319,513

Impairment loss in investment in operating limited partnerships	(10,639,800)	(7,005,127)	(10,428,111)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2014	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	2,025,665	4,016,916	2,575,588

Investments in operating limited partnerships - as reported	$-	$-	$-

F-219

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2014 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2013	$7,665,048	$1,396,639	$12,010,027

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,380,028	3,122,647	194,482

Impairment loss in investment in operating limited partnerships	(13,050,566)	(6,453,489)	(14,657,544)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2014	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	3,183,820	1,934,203	4,457,527

Investments in operating limited partnerships - as reported	$178,330	$-	$2,004,492

F-220

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2014 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2013	$10,229,967

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	20,585

Impairment loss in investment in operating limited partnerships	(11,621,051)

Historic tax credits - cumulative	-

Less share of loss - three months ended March 31, 2014	-

Operating limited partnership impairment loss not recognized for tax purposes	-

Other	4,516,378

Investments in operating limited partnerships - as reported	$3,145,879

F-221

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

F-231

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE F - CASH EQUIVALENTS

Cash equivalents of $12,772,584 and $10,128,188 as of March 31, 2014 and 2013, respectively, include money market accounts with interest rates ranging from 0.10% to 0.45% per annum.

NOTE G - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Fund has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2014.

NOTE H - SUBSEQUENT EVENTS

Subsequent to March 31, 2014, the Fund has entered into agreements to either sell or transfer its interests in six operating limited partnerships, all of which closed by June 2014. The sales price and other terms for the disposition of the operating limited partnerships has been determined. The proceeds received for the operating limited partnerships were $6,543,024. The gain on the sale of these operating limited partnerships was $6,430,401 and was recognized in the first quarter of the fiscal year ended 2015.

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

F-232