Form 10-K, Exhibit 13
period 2015-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2015-06-25
CIK 913778

Exhibit 13

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

BOSTON CAPITAL TAX CREDIT FUND IV L.P. -

SERIES 20 THROUGH SERIES 46

MARCH 31, 2015 AND 2014

Boston Capital Tax Credit Fund IV L.P. -

Series 20 through Series 46

Schedules not listed are omitted because of the absence of the conditions under which they are required or the information is included in the financial statements or the notes thereto.

Report of Independent Registered Public Accounting Firm

To the Partners
Boston Capital Tax Credit Fund IV Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund IV Limited Partnership - Series 20 through Series 46 (the "Partnership"), in total and for each series, as of March 31, 2015 and 2014, and the related statements of operations, changes in partners' capital (deficit) and cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2015. The Partnership's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

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

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund IV Limited Partnership - Series 20 through Series 46, in total and for each series, as of March 31, 2015 and 2014, and the results of its operations and its cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/CohnReznick LLP

COHNREZNICK LLP

Bethesda, Maryland

June 25, 2015

F-3

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2015 and 2014

	Total
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,798,718	$5,328,701

OTHER ASSETS
Cash and cash equivalents	23,720,352	12,797,054
Notes receivable	22,790	22,790
Deferred acquisition costs, net of accumulated amortization	-	200,376
Other assets	412,350	180,417

	$25,954,210	$18,529,338

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$182,339	$160,120
Accounts payable - affiliates	52,101,042	50,042,235
Capital contributions payable	587,465	664,260

	52,870,846	50,866,615
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 issued and 83,569,146 and 83,626,246 outstanding at March 31, 2015 and 2014, respectively.	(19,481,250)	(24,847,683)
General partner	(7,435,386)	(7,489,594)

	(26,916,636)	(32,337,277)

	$25,954,210	$18,529,338

(continued)

F-4

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 20
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	310,195	204,785
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$310,195	$204,785

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,504,687	1,488,111
Capital contributions payable	-	-

	1,504,687	1,488,111
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 issued and 3,857,700 and 3,864,700 outstanding at March 31, 2015 and 2014, respectively.	(874,295)	(962,241)
General partner	(320,197)	(321,085)

	(1,194,492)	(1,283,326)

	$310,195	$204,785

(continued)

F-5

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 21
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	127,394	116,749
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	3,000	3,000

	$130,394	$119,749

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$5,000	$5,000
Accounts payable - affiliates	1,440,389	1,383,089
Capital contributions payable	-	-

	1,445,389	1,388,089
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 issued and 1,888,200 and 1,888,200 outstanding at March 31, 2015 and 2014, respectively.	(1,139,894)	(1,093,706)
General partner	(175,101)	(174,634)

	(1,314,995)	(1,268,340)

	$130,394	$119,749

(continued)

F-6

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 22
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	117,048	98,564
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$117,048	$98,564

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,809,752	2,892,033
Capital contributions payable	9,352	9,352

	2,819,104	2,901,385
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 issued and 2,560,800 and 2,561,400 outstanding at March 31, 2015 and 2014, respectively.	(2,455,952)	(2,555,709)
General partner	(246,104)	(247,112)

	(2,702,056)	(2,802,821)

	$117,048	$98,564

(continued)

F-7

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 23
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	205,359	118,542
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$205,359	$118,542

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,206,713	2,549,950
Capital contributions payable	-	-

	2,206,713	2,549,950
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 issued and 3,333,227 and 3,336,227 outstanding at March 31, 2015 and 2014, respectively.	(1,696,494)	(2,122,247)
General partner	(304,860)	(309,161)

	(2,001,354)	(2,431,408)

	$205,359	$118,542

(continued)

F-8

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 24
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,005,871	890,715
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	80,040	-

	$1,085,911	$890,715

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$6,335	$3,000
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	6,335	3,000
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 issued and 2,162,378 and 2,168,878 outstanding at March 31, 2015 and 2014, respectively.	1,254,077	1,064,135
General partner	(174,501)	(176,420)

	1,079,576	887,715

	$1,085,911	$890,715

(continued)

F-9

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 25
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	3,811,919	2,550,061
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	1,250	1,250

	$3,813,169	$2,551,311

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 issued and 3,024,509 and 3,025,609 outstanding at March 31, 2015 and 2014, respectively.	4,032,481	2,783,242
General partner	(219,312)	(231,931)

	3,813,169	2,551,311

	$3,813,169	$2,551,311

(continued)

F-10

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 26
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	3,013,320	2,510,330
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	69,000	-

	$3,082,320	$2,510,330

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$20,467	$4,960
Accounts payable - affiliates	-	-
Capital contributions payable	-	1,293

	20,467	6,253
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 issued and 3,990,700 and 3,995,200 outstanding at March 31, 2015 and 2014 , respectively.	3,371,487	2,819,289
General partner	(309,634)	(315,212)

	3,061,853	2,504,077

	$3,082,320	$2,510,330

(continued)

F-11

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 27
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,051,663	1,049,687
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	6,500

	$1,051,663	$1,056,187

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	-	44,238
Capital contributions payable	-	10,020

	-	54,258
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 issued and 2,459,700 and 2,460,700 outstanding at March 31, 2015 and 2014 , respectively.	1,247,594	1,198,357
General partner	(195,931)	(196,428)

	1,051,663	1,001,929

	$1,051,663	$1,056,187

(continued)

F-12

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 28
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	5,774,634	515,862
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	1,250	2,817

	$5,775,884	$518,679

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$3,000	$7,500
Accounts payable - affiliates	-	706,182
Capital contributions payable	-	40,968

	3,000	754,650
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 issued and 3,998,738 and 3,999,738 outstanding at March 31, 2015 and 2014, respectively.	6,058,903	110,137
General partner	(286,019)	(346,108)

	5,772,884	(235,971)

	$5,775,884	$518,679

(continued)

F-13

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 29
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	501,274	224,155
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$501,274	$224,155

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$1,500	$-
Accounts payable - affiliates	3,814,638	3,583,859
Capital contributions payable	8,235	8,235

	3,824,373	3,592,094
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 issued and 3,989,500 and 3,991,300 outstanding at March 31, 2015 and 2014, respectively.	(2,951,221)	(2,995,613)
General partner	(371,878)	(372,326)

	(3,323,099)	(3,367,939)

	$501,274	$224,155

(continued)

F-14

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 30
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	322,775	253,948
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	51,500	500

	$374,275	$254,448

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,833,832	1,690,813
Capital contributions payable	105,139	127,396

	1,938,971	1,818,209
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 issued and 2,643,000 and 2,651,000 outstanding at March 31, 2015 and 2014, respectively.	(1,321,993)	(1,321,067)
General partner	(242,703)	(242,694)

	(1,564,696)	(1,563,761)

	$374,275	$254,448

(continued)

F-15

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 31
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	3,106,480	852,580
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	25,000	25,000

	$3,131,480	$877,580

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$2,257
Accounts payable - affiliates	2,902,513	3,212,781
Capital contributions payable	66,294	66,294

	2,968,807	3,281,332
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 issued and 4,409,757 and 4,415,757 outstanding at March 31, 2015 and 2014, respectively.	540,305	(2,000,456)
General partner	(377,632)	(403,296)

	162,673	(2,403,752)

	$3,131,480	$877,580

(continued)

F-16

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 32
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	354,807	310,949
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$354,807	$310,949

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$993	$-
Accounts payable - affiliates	3,280,553	3,085,965
Capital contributions payable	1,229	3,486

	3,282,775	3,089,451
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 issued and 4,748,198 and 4,751,198 outstanding at March 31, 2015 and 2014, respectively.	(2,492,325)	(2,344,354)
General partner	(435,643)	(434,148)

	(2,927,968)	(2,778,502)

	$354,807	$310,949

(continued)

F-17

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 33
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	281,704	194,920
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$281,704	$194,920

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$4,053	$3,403
Accounts payable - affiliates	2,060,048	1,941,386
Capital contributions payable	69,154	69,154

	2,133,255	2,013,943
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 issued and 2,635,533 outstanding at March 31, 2015 and 2014.	(1,607,256)	(1,575,053)
General partner	(244,295)	(243,970)

	(1,851,551)	(1,819,023)

	$281,704	$194,920

(continued)

F-18

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 34
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	838,027	299,036
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$838,027	$299,036

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$5,802	$3,000
Accounts payable - affiliates	4,077,757	3,900,829
Capital contributions payable	-	-

	4,083,559	3,903,829
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 issued and 3,523,219 and 3,528,319 outstanding at March 31, 2015 and 2014, respectively.	(2,912,687)	(3,268,355)
General partner	(332,845)	(336,438)

	(3,245,532)	(3,604,793)

	$838,027	$299,036

(continued)

F-19

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 35
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	231,626	278,190
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$231,626	$278,190

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$1,500	$-
Accounts payable - affiliates	2,405,390	2,257,174
Capital contributions payable	-	-

	2,406,890	2,257,174
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 issued and 3,295,763 and 3,298,763 outstanding at March 31, 2015 and 2014, respectively.	(1,871,486)	(1,677,169)
General partner	(303,778)	(301,815)

	(2,175,264)	(1,978,984)

	$231,626	$278,190

(continued)

F-20

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 36
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	430,583	448,179
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$430,583	$448,179

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$131,000	$131,000
Accounts payable - affiliates	1,190,777	1,108,351
Capital contributions payable	-	-

	1,321,777	1,239,351
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,838 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,838 issued and 2,102,504 and 2,104,504 outstanding at March 31, 2015 and 2014, respectively.	(703,619)	(604,597)
General partner	(187,575)	(186,575)

	(891,194)	(791,172)

	$430,583	$448,179

(continued)

F-21

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 37
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	345,467	305,167
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$345,467	$305,167

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$1,024	$-
Accounts payable - affiliates	2,344,087	2,147,147
Capital contributions payable	138,438	138,438

	2,483,549	2,285,585
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 at March 31, 2015 and 2014 issued and outstanding	(1,901,137)	(1,745,050)
General partner	(236,945)	(235,368)

	(2,138,082)	(1,980,418)

	$345,467	$305,167

(continued)

F-22

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 38
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	280,864	236,887
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$280,864	$236,887

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,881,232	1,716,832
Capital contributions payable	-	-

	1,881,232	1,716,832
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 at March 31, 2015 and 2014 issued and outstanding	(1,366,080)	(1,246,861)
General partner	(234,288)	(233,084)

	(1,600,368)	(1,479,945)

	$280,864	$236,887

(continued)

F-23

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 39
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	166,118	144,094
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$166,118	$144,094

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,681,984	1,547,899
Capital contributions payable	-	-

	1,681,984	1,547,899
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,151 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,151 issued and 2,291,151 and 2,292,151 outstanding at March 31, 2015 and 2014, respectively.	(1,304,265)	(1,193,325)
General partner	(211,601)	(210,480)

	(1,515,866)	(1,403,805)

	$166,118	$144,094

(continued)

F-24

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 40
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	97,731	96,711
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$97,731	$96,711

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	3,039,139	2,828,348
Capital contributions payable	102	102

	3,039,241	2,828,450
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 issued and 2,628,756 and 2,630,256 outstanding at March 31, 2015 and 2014, respectively.	(2,687,151)	(2,479,478)
General partner	(254,359)	(252,261)

	(2,941,510)	(2,731,739)

	$97,731	$96,711

(continued)

F-25

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 41
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	158,957	167,428
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	1,218	1,218

	$160,175	$168,646

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	3,292,504	3,054,940
Capital contributions payable	100	100

	3,292,604	3,055,040
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 at March 31, 2015 and 2014 issued and outstanding	(2,851,936)	(2,608,361)
General partner	(280,493)	(278,033)

	(3,132,429)	(2,886,394)

	$160,175	$168,646

(continued)

F-26

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 42
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	420,023	266,762
Notes receivable	22,790	22,790
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	90,963	51,003

	$533,776	$340,555

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$1,665	$-
Accounts payable - affiliates	2,319,763	2,071,473
Capital contributions payable	73,433	73,433

	2,394,861	2,144,906
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 at March 31, 2015 and 2014 issued and outstanding	(1,601,536)	(1,545,369)
General partner	(259,549)	(258,982)

	(1,861,085)	(1,804,351)

	$533,776	$340,555

(continued)

F-27

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 43
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$178,330

OTHER ASSETS
Cash and cash equivalents	354,147	303,384
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	200,376
Other assets	85,341	85,341

	$439,488	$767,431

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,855,008	2,548,228
Capital contributions payable	99,265	99,265

	2,954,273	2,647,493
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 at March 31, 2015 and 2014 issued and outstanding	(2,168,116)	(1,539,740)
General partner	(346,669)	(340,322)

	(2,514,785)	(1,880,062)

	$439,488	$767,431

(continued)

F-28

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 44
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	9,744	38,362
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$9,744	$38,362

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,973,504	1,642,751
Capital contributions payable	-	-

	1,973,504	1,642,751
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,973 at March 31, 2015 and 2014 issued and outstanding	(1,706,674)	(1,350,897)
General partner	(257,086)	(253,492)

	(1,963,760)	(1,604,389)

	$9,744	$38,362

(continued)

F-29

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 45
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$838,105	$2,004,492

OTHER ASSETS
Cash and cash equivalents	147,398	126,153
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$985,503	$2,130,645

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,760,413	1,463,025
Capital contributions payable	16,724	16,724

	1,777,137	1,479,749
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 at March 31, 2015 and 2014 issued and outstanding	(430,056)	998,049
General partner	(361,578)	(347,153)

	(791,634)	650,896

	$985,503	$2,130,645

(continued)

F-30

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 46
	2015	2014
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$960,613	$3,145,879

OTHER ASSETS
Cash and cash equivalents	255,224	194,854
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	3,788	3,788

	$1,219,625	$3,344,521

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,426,359	1,176,831
Capital contributions payable	-	-

	1,426,359	1,176,831
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 issued and 2,979,998 and 2,980,998 outstanding at March 31, 2015 and 2014, respectively.	58,076	2,408,756
General partner	(264,810)	(241,066)

	(206,734)	2,167,690

	$1,219,625	$3,344,521

(see notes to financial statements)

F-31

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

Years ended March 31, 2015 and 2014

	Total
	2015	2014
Income
Interest income	$45,767	$47,997
Miscellaneous	629,169	923,483

	674,936	971,480

Share of income (losses) from operating limited partnerships *	11,837,639	7,643,945

Expenses and loss
Fund management fee	3,348,748	4,069,465
Amortization	66,792	446,669
General and administrative expenses	456,119	644,311
Professional fees	626,646	649,668
Impairment loss	2,593,629	7,116,275

	7,091,934	12,926,388

NET INCOME (LOSS)	$5,420,641	$(4,310,963)

Net income (loss) allocated to general partner	$54,208	$(43,109)

Net income (loss) allocated to limited partners	$5,366,433	$(4,267,854)

Net income (loss) per BAC	$0.06	$(0.05)

* Includes $12,941,795 and $9,882,625, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-32

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 20
	2015	2014
Income
Interest income	$492	$701
Miscellaneous	64	689

	556	1,390

Share of income (losses) from operating limited partnerships *	70,580	722,000

Expenses and loss
Fund management fee	(56,541)	77,349
Amortization	-	-
General and administrative expenses	19,121	21,816
Professional fees	19,722	17,834
Impairment loss	-	-

	(17,698)	116,999

NET INCOME (LOSS)	$88,834	$606,391

Net income (loss) allocated to general partner	$888	$6,064

Net income (loss) allocated to limited partners	$87,946	$600,327

Net income (loss) per BAC	$0.02	$0.16

* Includes $70,580 and $722,000, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-33

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 21
	2015	2014
Income
Interest income	$330	$326
Miscellaneous	859	7,372

	1,189	7,698

Share of income (losses) from operating limited partnerships *	-	79,000

Expenses and loss
Fund management fee	20,249	55,254
Amortization	-	-
General and administrative expenses	13,238	14,201
Professional fees	14,357	14,174
Impairment loss	-	-

	47,844	83,629

NET INCOME (LOSS)	$(46,655)	$3,069

Net income (loss) allocated to general partner	$(467)	$31

Net income (loss) allocated to limited partners	$(46,188)	$3,038

Net income (loss) per BAC	$(0.02)	$-

* Includes $- and $79,000, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-34

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 22
	2015	2014
Income
Interest income	$143	$309
Miscellaneous	284	5,683

	427	5,992

Share of income (losses) from operating limited partnerships *	166,896	-

Expenses and loss
Fund management fee	32,524	59,070
Amortization	-	-
General and administrative expenses	15,740	17,461
Professional fees	18,294	27,939
Impairment loss	-	-

	66,558	104,470

NET INCOME (LOSS)	$100,765	$(98,478)

Net income (loss) allocated to general partner	$1,008	$(985)

Net income (loss) allocated to limited partners	$99,757	$(97,493)

Net income (loss) per BAC	$0.04	$(0.04)

* Includes $166,896 and $-, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-35

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 23
	2015	2014
Income
Interest income	$194	$265
Miscellaneous	7,590	-

	7,784	265

Share of income (losses) from operating limited partnerships *	426,346	-

Expenses and loss
Fund management fee	(32,141)	84,219
Amortization	-	-
General and administrative expenses	18,345	20,445
Professional fees	17,872	21,064
Impairment loss	-	-

	4,076	125,728

NET INCOME (LOSS)	$430,054	$(125,463)

Net income (loss) allocated to general partner	$4,301	$(1,255)

Net income (loss) allocated to limited partners	$425,753	$(124,208)

Net income (loss) per BAC	$0.13	$(0.04)

* Includes $426,346 and $-, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-36

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 24
	2015	2014
Income
Interest income	$2,514	$1,625
Miscellaneous	3,890	14,568

	6,404	16,193

Share of income (losses) from operating limited partnerships *	207,327	1,630,062

Expenses and loss
Fund management fee	(19,728)	(19,566)
Amortization	-	-
General and administrative expenses	15,838	16,697
Professional fees	25,760	23,429
Impairment loss	-	-

	21,870	20,560

NET INCOME (LOSS)	$191,861	$1,625,695

Net income (loss) allocated to general partner	$1,919	$16,257

Net income (loss) allocated to limited partners	$189,942	$1,609,438

Net income (loss) per BAC	$0.09	$0.74

* Includes $207,327 and $1,630,062, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-37

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 25
	2015	2014
Income
Interest income	$10,568	$5,136
Miscellaneous	10,178	13,092

	20,746	18,228

Share of income (losses) from operating limited partnerships *	1,295,124	-

Expenses and loss
Fund management fee	19,401	37,896
Amortization	-	-
General and administrative expenses	17,700	19,704
Professional fees	16,911	20,307
Impairment loss	-	-

	54,012	77,907

NET INCOME (LOSS)	$1,261,858	$(59,679)

Net income (loss) allocated to general partner	$12,619	$(597)

Net income (loss) allocated to limited partners	$1,249,239	$(59,082)

Net income (loss) per BAC	$0.41	$(0.02)

* Includes $1,295,124 and $-, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-38

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 26
	2015	2014
Income
Interest income	$5,148	$2,062
Miscellaneous	4,649	19,909

	9,797	21,971

Share of income (losses) from operating limited partnerships *	647,125	2,801,657

Expenses and loss
Fund management fee	41,257	20,694
Amortization	-	-
General and administrative expenses	22,307	25,174
Professional fees	35,582	40,997
Impairment loss	-	-

	99,146	86,865

NET INCOME (LOSS)	$557,776	$2,736,763

Net income (loss) allocated to general partner	$5,578	$27,368

Net income (loss) allocated to limited partners	$552,198	$2,709,395

Net income (loss) per BAC	$0.14	$0.68

* Includes $647,125 and $2,801,657, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-39

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 27
	2015	2014
Income
Interest income	$3,558	$1,996
Miscellaneous	8,514	49,915

	12,072	51,911

Share of income (losses) from operating limited partnerships *	237,896	2,508,394

Expenses and loss
Fund management fee	140,938	126,621
Amortization	-	-
General and administrative expenses	16,136	17,208
Professional fees	43,160	30,802
Impairment loss	-	-

	200,234	174,631

NET INCOME (LOSS)	$49,734	$2,385,674

Net income (loss) allocated to general partner	$497	$23,857

Net income (loss) allocated to limited partners	$49,237	$2,361,817

Net income (loss) per BAC	$0.02	$0.96

* Includes $237,896 and $2,508,394, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-40

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 28
	2015	2014
Income
Interest income	$14,044	$1,648
Miscellaneous	264,302	256,704

	278,346	258,352

Share of income (losses) from operating limited partnerships *	5,854,818	939,495

Expenses and loss
Fund management fee	79,376	156,842
Amortization	-	-
General and administrative expenses	19,324	21,422
Professional fees	25,609	27,279
Impairment loss	-	-

	124,309	205,543

NET INCOME (LOSS)	$6,008,855	$992,304

Net income (loss) allocated to general partner	$60,089	$9,923

Net income (loss) allocated to limited partners	$5,948,766	$982,381

Net income (loss) per BAC	$1.49	$0.25

* Includes $5,854,818 and $939,495, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-41

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 29
	2015	2014
Income
Interest income	$704	$386
Miscellaneous	1,700	18,977

	2,404	19,363

Share of income (losses) from operating limited partnerships *	278,493	344,656

Expenses and loss
Fund management fee	183,052	247,888
Amortization	-	-
General and administrative expenses	20,216	21,831
Professional fees	32,789	26,121
Impairment loss	-	-

	236,057	295,840

NET INCOME (LOSS)	$44,840	$68,179

Net income (loss) allocated to general partner	$448	$682

Net income (loss) allocated to limited partners	$44,392	$67,497

Net income (loss) per BAC	$0.01	$0.02

* Includes $278,493 and $344,656, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-42

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 30
	2015	2014
Income
Interest income	$677	$682
Miscellaneous	1,522	2,052

	2,199	2,734

Share of income (losses) from operating limited partnerships *	94,887	-

Expenses and loss
Fund management fee	61,708	135,287
Amortization	-	-
General and administrative expenses	15,913	16,985
Professional fees	20,400	21,420
Impairment loss	-	-

	98,021	173,692

NET INCOME (LOSS)	$(935)	$(170,958)

Net income (loss) allocated to general partner	$(9)	$(1,710)

Net income (loss) allocated to limited partners	$(926)	$(169,248)

Net income (loss) per BAC	$-	$(0.06)

* Includes $94,887 and $-, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-43

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 31
	2015	2014
Income
Interest income	$1,279	$750
Miscellaneous	928	28,143

	2,207	28,893

Share of income (losses) from operating limited partnerships *	2,840,263	624,556

Expenses and loss
Fund management fee	227,575	266,630
Amortization	-	-
General and administrative expenses	20,366	22,383
Professional fees	28,104	27,309
Impairment loss	-	-

	276,045	316,322

NET INCOME (LOSS)	$2,566,425	$337,127

Net income (loss) allocated to general partner	$25,664	$3,371

Net income (loss) allocated to limited partners	$2,540,761	$333,756

Net income (loss) per BAC	$0.58	$0.08

* Includes $2,840,263 and $624,556, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-44

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 32
	2015	2014
Income
Interest income	$421	$26,586
Miscellaneous	16,778	25,439

	17,199	52,025

Share of income (losses) from operating limited partnerships *	107,673	3,428

Expenses and loss
Fund management fee	233,246	210,694
Amortization	-	-
General and administrative expenses	20,109	22,092
Professional fees	20,983	19,444
Impairment loss	-	-

	274,338	252,230

NET INCOME (LOSS)	$(149,466)	$(196,777)

Net income (loss) allocated to general partner	$(1,495)	$(1,968)

Net income (loss) allocated to limited partners	$(147,971)	$(194,809)

Net income (loss) per BAC	$(0.03)	$(0.04)

* Includes $107,673 and $3,428, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-45

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 33
	2015	2014
Income
Interest income	$529	$572
Miscellaneous	2,777	6,686

	3,306	7,258

Share of income (losses) from operating limited partnerships *	53,079	-

Expenses and loss
Fund management fee	59,029	107,019
Amortization	-	-
General and administrative expenses	14,437	15,298
Professional fees	15,447	15,029
Impairment loss	-	-

	88,913	137,346

NET INCOME (LOSS)	$(32,528)	$(130,088)

Net income (loss) allocated to general partner	$(325)	$(1,301)

Net income (loss) allocated to limited partners	$(32,203)	$(128,787)

Net income (loss) per BAC	$(0.01)	$(0.05)

* Includes $53,079 and $-, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-46

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 34
	2015	2014
Income
Interest income	$493	$80
Miscellaneous	18,332	65,338

	18,825	65,418

Share of income (losses) from operating limited partnerships *	502,727	176,333

Expenses and loss
Fund management fee	126,065	239,275
Amortization	-	-
General and administrative expenses	17,187	18,159
Professional fees	19,039	21,424
Impairment loss	-	-

	162,291	278,858

NET INCOME (LOSS)	$359,261	$(37,107)

Net income (loss) allocated to general partner	$3,593	$(371)

Net income (loss) allocated to limited partners	$355,668	$(36,736)

Net income (loss) per BAC	$0.10	$(0.01)

* Includes $502,727 and $176,333, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-47

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 35
	2015	2014
Income
Interest income	$339	$300
Miscellaneous	10,324	158,019

	10,663	158,319

Share of income (losses) from operating limited partnerships	-	-

Expenses and loss
Fund management fee	173,231	149,479
Amortization	-	-
General and administrative expenses	16,748	17,520
Professional fees	16,964	16,994
Impairment loss	-	-

	206,943	183,993

NET INCOME (LOSS)	$(196,280)	$(25,674)

Net income (loss) allocated to general partner	$(1,963)	$(257)

Net income (loss) allocated to limited partners	$(194,317)	$(25,417)

Net income (loss) per BAC	$(0.06)	$(0.01)

(continued)

F-48

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 36
	2015	2014
Income
Interest income	$1,117	$957
Miscellaneous	21,885	23,083

	23,002	24,040

Share of income (losses) from operating limited partnerships *	25,054	-

Expenses and loss
Fund management fee	118,401	113,457
Amortization	-	-
General and administrative expenses	13,554	14,409
Professional fees	16,123	17,691
Impairment loss	-	-

	148,078	145,557

NET INCOME (LOSS)	$(100,022)	$(121,517)

Net income (loss) allocated to general partner	$(1,000)	$(1,215)

Net income (loss) allocated to limited partners	$(99,022)	$(120,302)

Net income (loss) per BAC	$(0.05)	$(0.06)

* Includes $25,054 and $-, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-49

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 37
	2015	2014
Income
Interest income	$657	$699
Miscellaneous	24,632	24,920

	25,289	25,619

Share of income (losses) from operating limited partnerships	-	-

Expenses and loss
Fund management fee	153,440	184,475
Amortization	-	-
General and administrative expenses	13,828	14,603
Professional fees	15,685	14,024
Impairment loss	-	-

	182,953	213,102

NET INCOME (LOSS)	$(157,664)	$(187,483)

Net income (loss) allocated to general partner	$(1,577)	$(1,875)

Net income (loss) allocated to limited partners	$(156,087)	$(185,608)

Net income (loss) per BAC	$(0.06)	$(0.07)

(continued)

F-50

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 38
	2015	2014
Income
Interest income	$291	$274
Miscellaneous	55,454	69,621

	55,745	69,895

Share of income (losses) from operating limited partnerships	-	-

Expenses and loss
Fund management fee	145,085	141,801
Amortization	-	-
General and administrative expenses	14,457	15,289
Professional fees	16,626	15,839
Impairment loss	-	-

	176,168	172,929

NET INCOME (LOSS)	$(120,423)	$(103,034)

Net income (loss) allocated to general partner	$(1,204)	$(1,030)

Net income (loss) allocated to limited partners	$(119,219)	$(102,004)

Net income (loss) per BAC	$(0.05)	$(0.04)

(continued)

F-51

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 39
	2015	2014
Income
Interest income	$316	$302
Miscellaneous	11,975	12,956

	12,291	13,258

Share of income (losses) from operating limited partnerships *	29,999	-

Expenses and loss
Fund management fee	125,063	119,052
Amortization	-	-
General and administrative expenses	13,397	14,318
Professional fees	15,891	15,484
Impairment loss	-	-

	154,351	148,854

NET INCOME (LOSS)	$(112,061)	$(135,596)

Net income (loss) allocated to general partner	$(1,121)	$(1,356)

Net income (loss) allocated to limited partners	$(110,940)	$(134,240)

Net income (loss) per BAC	$(0.05)	$(0.06)

* Includes $29,999 and $-, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-52

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 40
	2015	2014
Income
Interest income	$78	$79
Miscellaneous	10,726	8,278

	10,804	8,357

Share of income (losses) from operating limited partnerships	-	-

Expenses and loss
Fund management fee	185,409	178,426
Amortization	-	-
General and administrative expenses	14,930	15,797
Professional fees	20,236	22,069
Impairment loss	-	-

	220,575	216,292

NET INCOME (LOSS)	$(209,771)	$(207,935)

Net income (loss) allocated to general partner	$(2,098)	$(2,079)

Net income (loss) allocated to limited partners	$(207,673)	$(205,856)

Net income (loss) per BAC	$(0.08)	$(0.08)

(continued)

F-53

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 41
	2015	2014
Income
Interest income	$459	$437
Miscellaneous	14,436	31,030

	14,895	31,467

Share of income (losses) from operating limited partnerships *	-	52,000

Expenses and loss
Fund management fee	219,433	199,676
Amortization	-	-
General and administrative expenses	16,613	19,120
Professional fees	24,884	30,074
Impairment loss	-	-

	260,930	248,870

NET INCOME (LOSS)	$(246,035)	$(165,403)

Net income (loss) allocated to general partner	$(2,460)	$(1,654)

Net income (loss) allocated to limited partners	$(243,575)	$(163,749)

Net income (loss) per BAC	$(0.08)	$(0.06)

* Includes $- and $52,000, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-54

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 42
	2015	2014
Income
Interest income	$373	$392
Miscellaneous	50,424	40,591

	50,797	40,983

Share of income (losses) from operating limited partnerships *	103,508	(102,342)

Expenses and loss
Fund management fee	163,766	185,435
Amortization	-	69,160
General and administrative expenses	16,143	20,602
Professional fees	31,130	29,111
Impairment loss	-	212,553

	211,039	516,861

NET INCOME (LOSS)	$(56,734)	$(578,220)

Net income (loss) allocated to general partner	$(567)	$(5,782)

Net income (loss) allocated to limited partners	$(56,167)	$(572,438)

Net income (loss) per BAC	$(0.02)	$(0.21)

* Includes $103,508 and $-, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-55

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 43
	2015	2014
Income
Interest income	$427	$479
Miscellaneous	62,080	35,722

	62,507	36,201

Share of income (losses) from operating limited partnerships	(47,235)	(280,816)

Expenses and loss
Fund management fee	268,035	246,428
Amortization	66,792	66,792
General and administrative expenses	18,606	21,458
Professional fees	28,375	30,652
Impairment loss	268,187	972,475

	649,995	1,337,805

NET INCOME (LOSS)	$(634,723)	$(1,582,420)

Net income (loss) allocated to general partner	$(6,347)	$(15,824)

Net income (loss) allocated to limited partners	$(628,376)	$(1,566,596)

Net income (loss) per BAC	$(0.17)	$(0.43)

(continued)

F-56

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 44
	2015	2014
Income
Interest income	$16	$227
Miscellaneous	584	4,696

	600	4,923

Share of income (losses) from operating limited partnerships	(118,343)	(270,876)

Expenses and loss
Fund management fee	206,520	224,950
Amortization	-	282,800
General and administrative expenses	14,832	21,675
Professional fees	20,276	37,930
Impairment loss	-	1,696,224

	241,628	2,263,579

NET INCOME (LOSS)	$(359,371)	$(2,529,532)

Net income (loss) allocated to general partner	$(3,594)	$(25,295)

Net income (loss) allocated to limited partners	$(355,777)	$(2,504,237)

Net income (loss) per BAC	$(0.13)	$(0.93)

(continued)

F-57

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 45
	2015	2014
Income
Interest income	$104	$277
Miscellaneous	24,282	-

	24,386	277

Share of income (losses) from operating limited partnerships *	(239,227)	(665,720)

Expenses and loss
Fund management fee	247,550	308,117
Amortization	-	17,816
General and administrative expenses	20,371	159,624
Professional fees	40,950	40,844
Impairment loss	918,818	2,293,749

	1,227,689	2,820,150

NET INCOME (LOSS)	$(1,442,530)	$(3,485,593)

Net income (loss) allocated to general partner	$(14,425)	$(34,856)

Net income (loss) allocated to limited partners	$(1,428,105)	$(3,450,737)

Net income (loss) per BAC	$(0.36)	$(0.86)

* Includes $- and $1,044, respectively, in 2015 and 2014 from gain on disposal of operating limited partnership.

(continued)

F-58

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 46
	2015	2014
Income
Interest income	$496	$450
Miscellaneous	-	-

	496	450

Share of income (losses) from operating limited partnerships	(699,351)	(917,882)

Expenses and loss
Fund management fee	226,805	212,997
Amortization	-	10,101
General and administrative expenses	16,663	19,020
Professional fees	25,477	24,384
Impairment loss	1,406,624	1,941,274

	1,675,569	2,207,776

NET INCOME (LOSS)	$(2,374,424)	$(3,125,208)

Net income (loss) allocated to general partner	$(23,744)	$(31,252)

Net income (loss) allocated to limited partners	$(2,350,680)	$(3,093,956)

Net income (loss) per BAC	$(0.79)	$(1.04)

(see notes to financial statements)

F-59

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2015 and 2014

Total	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(20,579,829)	$(7,446,485)	$(28,026,314)

Net income (loss)	(4,267,854)	(43,109)	(4,310,963)

Partners’ capital (deficit), March 31, 2014	(24,847,683)	(7,489,594)	(32,337,277)

Net income (loss)	5,366,433	54,208	5,420,641

Partners’ capital (deficit), March 31, 2015	$(19,481,250)	$(7,435,386)	$(26,916,636)

Series 20	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(1,562,568)	$(327,149)	$(1,889,717)

Net income (loss)	600,327	6,064	606,391

Partners’ capital (deficit), March 31, 2014	(962,241)	(321,085)	(1,283,326)

Net income (loss)	87,946	888	88,834

Partners’ capital (deficit), March 31, 2015	$(874,295)	$(320,197)	$(1,194,492)

Series 21	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(1,096,744)	$(174,665)	$(1,271,409)

Net income (loss)	3,038	31	3,069

Partners’ capital (deficit), March 31, 2014	(1,093,706)	(174,634)	(1,268,340)

Net income (loss)	(46,188)	(467)	(46,655)

Partners’ capital (deficit), March 31, 2015	$(1,139,894)	$(175,101)	$(1,314,995)

Series 22	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(2,458,216)	$(246,127)	$(2,704,343)

Net income (loss)	(97,493)	(985)	(98,478)

Partners’ capital (deficit), March 31, 2014	(2,555,709)	(247,112)	(2,802,821)

Net income (loss)	99,757	1,008	100,765

Partners’ capital (deficit), March 31, 2015	$(2,455,952)	$(246,104)	$(2,702,056)

(continued)

F-60

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2015 and 2014

Series 23	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(1,998,039)	$(307,906)	$(2,305,945)

Net income (loss)	(124,208)	(1,255)	(125,463)

Partners’ capital (deficit), March 31, 2014	(2,122,247)	(309,161)	(2,431,408)

Net income (loss)	425,753	4,301	430,054

Partners’ capital (deficit), March 31, 2015	$(1,696,494)	$(304,860)	$(2,001,354)

Series 24	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(545,303)	$(192,677)	$(737,980)

Net income (loss)	1,609,438	16,257	1,625,695

Partners’ capital (deficit), March 31, 2014	1,064,135	(176,420)	887,715

Net income (loss)	189,942	1,919	191,861

Partners’ capital (deficit), March 31, 2015	$1,254,077	$(174,501)	$1,079,576

Series 25	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$2,842,324	$(231,334)	$2,610,990

Net income (loss)	(59,082)	(597)	(59,679)

Partners’ capital (deficit), March 31, 2014	2,783,242	(231,931)	2,551,311

Net income (loss)	1,249,239	12,619	1,261,858

Partners’ capital (deficit), March 31, 2015	$4,032,481	$(219,312)	$3,813,169

Series 26	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$109,894	$(342,580)	$(232,686)

Net income (loss)	2,709,395	27,368	2,736,763

Partners’ capital (deficit), March 31, 2014	2,819,289	(315,212)	2,504,077

Net income (loss)	552,198	5,578	557,776

Partners’ capital (deficit), March 31, 2015	$3,371,487	$(309,634)	$3,061,853

(continued)

F-61

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2015 and 2014

Series 27	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(1,163,460)	$(220,285)	$(1,383,745)

Net income (loss)	2,361,817	23,857	2,385,674

Partners’ capital (deficit), March 31, 2014	1,198,357	(196,428)	1,001,929

Net income (loss)	49,237	497	49,734

Partners’ capital (deficit), March 31, 2015	$1,247,594	$(195,931)	$1,051,663

Series 28	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(872,244)	$(356,031)	$(1,228,275)

Net income (loss)	982,381	9,923	992,304

Partners’ capital (deficit), March 31, 2014	110,137	(346,108)	(235,971)

Net income (loss)	5,948,766	60,089	6,008,855

Partners’ capital (deficit), March 31, 2015	$6,058,903	$(286,019)	$5,772,884

Series 29	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(3,063,110)	$(373,008)	$(3,436,118)

Net income (loss)	67,497	682	68,179

Partners’ capital (deficit), March 31, 2014	(2,995,613)	(372,326)	(3,367,939)

Net income (loss)	44,392	448	44,840

Partners’ capital (deficit), March 31, 2015	$(2,951,221)	$(371,878)	$(3,323,099)

Series 30	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(1,151,819)	$(240,984)	$(1,392,803)

Net income (loss)	(169,248)	(1,710)	(170,958)

Partners’ capital (deficit), March 31, 2014	(1,321,067)	(242,694)	(1,563,761)

Net income (loss)	(926)	(9)	(935)

Partners’ capital (deficit), March 31, 2015	$(1,321,993)	$(242,703)	$(1,564,696)

(continued)

F-62

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2015 and 2014

Series 31	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(2,334,212)	$(406,667)	$(2,740,879)

Net income (loss)	333,756	3,371	337,127

Partners’ capital (deficit), March 31, 2014	(2,000,456)	(403,296)	(2,403,752)

Net income (loss)	2,540,761	25,664	2,566,425

Partners’ capital (deficit), March 31, 2015	$540,305	$(377,632)	$162,673

Series 32	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(2,149,545)	$(432,180)	$(2,581,725)

Net income (loss)	(194,809)	(1,968)	(196,777)

Partners’ capital (deficit), March 31, 2014	(2,344,354)	(434,148)	(2,778,502)

Net income (loss)	(147,971)	(1,495)	(149,466)

Partners’ capital (deficit), March 31, 2015	$(2,492,325)	$(435,643)	$(2,927,968)

Series 33	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(1,446,266)	$(242,669)	$(1,688,935)

Net income (loss)	(128,787)	(1,301)	(130,088)

Partners’ capital (deficit), March 31, 2014	(1,575,053)	(243,970)	(1,819,023)

Net income (loss)	(32,203)	(325)	(32,528)

Partners’ capital (deficit), March 31, 2015	$(1,607,256)	$(244,295)	$(1,851,551)

Series 34	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(3,231,619)	$(336,067)	$(3,567,686)

Net income (loss)	(36,736)	(371)	(37,107)

Partners’ capital (deficit), March 31, 2014	(3,268,355)	(336,438)	(3,604,793)

Net income (loss)	355,668	3,593	359,261

Partners’ capital (deficit), March 31, 2015	$(2,912,687)	$(332,845)	$(3,245,532)

(continued)

F-63

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2015 and 2014

Series 35	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(1,651,752)	$(301,558)	$(1,953,310)

Net income (loss)	(25,417)	(257)	(25,674)

Partners’ capital (deficit), March 31, 2014	(1,677,169)	(301,815)	(1,978,984)

Net income (loss)	(194,317)	(1,963)	(196,280)

Partners’ capital (deficit), March 31, 2015	$(1,871,486)	$(303,778)	$(2,175,264)

Series 36	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(484,295)	$(185,360)	$(669,655)

Net income (loss)	(120,302)	(1,215)	(121,517)

Partners’ capital (deficit), March 31, 2014	(604,597)	(186,575)	(791,172)

Net income (loss)	(99,022)	(1,000)	(100,022)

Partners’ capital (deficit), March 31, 2015	$(703,619)	$(187,575)	$(891,194)

Series 37	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(1,559,442)	$(233,493)	$(1,792,935)

Net income (loss)	(185,608)	(1,875)	(187,483)

Partners’ capital (deficit), March 31, 2014	(1,745,050)	(235,368)	(1,980,418)

Net income (loss)	(156,087)	(1,577)	(157,664)

Partners’ capital (deficit), March 31, 2015	$(1,901,137)	$(236,945)	$(2,138,082)

Series 38	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(1,144,857)	$(232,054)	$(1,376,911)

Net income (loss)	(102,004)	(1,030)	(103,034)

Partners’ capital (deficit), March 31, 2014	(1,246,861)	(233,084)	(1,479,945)

Net income (loss)	(119,219)	(1,204)	(120,423)

Partners’ capital (deficit), March 31, 2015	$(1,366,080)	$(234,288)	$(1,600,368)

(continued)

F-64

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2015 and 2014

Series 39	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(1,059,085)	$(209,124)	$(1,268,209)

Net income (loss)	(134,240)	(1,356)	(135,596)

Partners’ capital (deficit), March 31, 2014	(1,193,325)	(210,480)	(1,403,805)

Net income (loss)	(110,940)	(1,121)	(112,061)

Partners’ capital (deficit), March 31, 2015	$(1,304,265)	$(211,601)	$(1,515,866)

Series 40	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(2,273,622)	$(250,182)	$(2,523,804)

Net income (loss)	(205,856)	(2,079)	(207,935)

Partners’ capital (deficit), March 31, 2014	(2,479,478)	(252,261)	(2,731,739)

Net income (loss)	(207,673)	(2,098)	(209,771)

Partners’ capital (deficit), March 31, 2015	$(2,687,151)	$(254,359)	$(2,941,510)

Series 41	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(2,444,612)	$(276,379)	$(2,720,991)

Net income (loss)	(163,749)	(1,654)	(165,403)

Partners’ capital (deficit), March 31, 2014	(2,608,361)	(278,033)	(2,886,394)

Net income (loss)	(243,575)	(2,460)	(246,035)

Partners’ capital (deficit), March 31, 2015	$(2,851,936)	$(280,493)	$(3,132,429)

Series 42	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(972,931)	$(253,200)	$(1,226,131)

Net income (loss)	(572,438)	(5,782)	(578,220)

Partners’ capital (deficit), March 31, 2014	(1,545,369)	(258,982)	(1,804,351)

Net income (loss)	(56,167)	(567)	(56,734)

Partners’ capital (deficit), March 31, 2015	$(1,601,536)	$(259,549)	$(1,861,085)

(continued)

F-65

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2015 and 2014

Series 43	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$26,856	$(324,498)	$(297,642)

Net income (loss)	(1,566,596)	(15,824)	(1,582,420)

Partners’ capital (deficit), March 31, 2014	(1,539,740)	(340,322)	(1,880,062)

Net income (loss)	(628,376)	(6,347)	(634,723)

Partners’ capital (deficit), March 31, 2015	$(2,168,116)	$(346,669)	$(2,514,785)

Series 44	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$1,153,340	$(228,197)	$925,143

Net income (loss)	(2,504,237)	(25,295)	(2,529,532)

Partners’ capital (deficit), March 31, 2014	(1,350,897)	(253,492)	(1,604,389)

Net income (loss)	(355,777)	(3,594)	(359,371)

Partners’ capital (deficit), March 31, 2015	$(1,706,674)	$(257,086)	$(1,963,760)

Series 45	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$4,448,786	$(312,297)	$4,136,489

Net income (loss)	(3,450,737)	(34,856)	(3,485,593)

Partners’ capital (deficit), March 31, 2014	998,049	(347,153)	650,896

Net income (loss)	(1,428,105)	(14,425)	(1,442,530)

Partners’ capital (deficit), March 31, 2015	$(430,056)	$(361,578)	$(791,634)

Series 46	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2013	$5,502,712	$(209,814)	$5,292,898

Net income (loss)	(3,093,956)	(31,252)	(3,125,208)

Partners’ capital (deficit), March 31, 2014	2,408,756	(241,066)	2,167,690

Net income (loss)	(2,350,680)	(23,744)	(2,374,424)

Partners’ capital (deficit), March 31, 2015	$58,076	$(264,810)	$(206,734)

(see notes to financial statements)

F-66

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

Years ended March 31, 2015 and 2014

	Total
	2015	2014
Cash flows from operating activities
Net income (loss)	$5,420,641	$(4,310,963)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(11,837,639)	(7,643,945)
Impairment loss	2,593,629	7,116,275
Distributions received from operating limited partnerships	103,773	113,637
Amortization	66,792	446,669
Changes in assets and liabilities
Other assets	(136,424)	(35,657)
Accounts payable and accrued expenses	22,219	(36,772)
Accounts payable - affiliates	2,058,807	(3,133,570)

Net cash provided by (used in) operating activities	(1,708,202)	(7,484,326)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	(374,399)
Proceeds from disposition of operating limited partnerships	12,631,500	10,499,552

Net cash provided by (used in) investing activities	12,631,500	10,125,153

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	10,923,298	2,640,827

Cash and cash equivalents, beginning	12,797,054	10,156,227

Cash and cash equivalents, ending	$23,720,352	$12,797,054

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$902

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$6,500	$69,485

(continued)

F-67

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 20
	2015	2014
Cash flows from operating activities
Net income (loss)	$88,834	$606,391
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(70,580)	(722,000)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(20,000)
Accounts payable - affiliates	16,576	(539,749)

Net cash provided by (used in) operating activities	34,830	(675,358)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	70,580	722,000

Net cash provided by (used in) investing activities	70,580	722,000

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	105,410	46,642

Cash and cash equivalents, beginning	204,785	158,143

Cash and cash equivalents, ending	$310,195	$204,785

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-68

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 21
	2015	2014
Cash flows from operating activities
Net income (loss)	$(46,655)	$3,069
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(79,000)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	5,000
Accounts payable - affiliates	57,300	(20,070)

Net cash provided by (used in) operating activities	10,645	(91,001)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	79,000

Net cash provided by (used in) investing activities	-	79,000

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	10,645	(12,001)

Cash and cash equivalents, beginning	116,749	128,750

Cash and cash equivalents, ending	$127,394	$116,749

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-69

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 22
	2015	2014
Cash flows from operating activities
Net income (loss)	$100,765	$(98,478)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(166,896)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(82,281)	(26,305)

Net cash provided by (used in) operating activities	(148,412)	(124,783)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	166,896	-

Net cash provided by (used in) investing activities	166,896	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	18,484	(124,783)

Cash and cash equivalents, beginning	98,564	223,347

Cash and cash equivalents, ending	$117,048	$98,564

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-70

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 23
	2015	2014
Cash flows from operating activities
Net income (loss)	$430,054	$(125,463)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(426,346)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(343,237)	71,819

Net cash provided by (used in) operating activities	(339,529)	(53,644)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	426,346	-

Net cash provided by (used in) investing activities	426,346	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	86,817	(53,644)

Cash and cash equivalents, beginning	118,542	172,186

Cash and cash equivalents, ending	$205,359	$118,542

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-71

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 24
	2015	2014
Cash flows from operating activities
Net income (loss)	$191,861	$1,625,695
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(207,327)	(1,630,062)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	3,422
Accounts payable and accrued expenses	3,335	3,000
Accounts payable - affiliates	-	(2,468,363)

Net cash provided by (used in) operating activities	(12,131)	(2,466,308)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	127,287	1,630,062

Net cash provided by (used in) investing activities	127,287	1,630,062

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	115,156	(836,246)

Cash and cash equivalents, beginning	890,715	1,726,961

Cash and cash equivalents, ending	$1,005,871	$890,715

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-72

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 25
	2015	2014
Cash flows from operating activities
Net income (loss)	$1,261,858	$(59,679)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(1,295,124)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	7,726
Accounts payable and accrued expenses	-	(978)
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(33,266)	(52,931)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	1,295,124	618,889

Net cash provided by (used in) investing activities	1,295,124	618,889

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,261,858	565,958

Cash and cash equivalents, beginning	2,550,061	1,984,103

Cash and cash equivalents, ending	$3,811,919	$2,550,061

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-73

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 26
	2015	2014
Cash flows from operating activities
Net income (loss)	$557,776	$2,736,763
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(647,125)	(2,801,657)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	4,363
Accounts payable and accrued expenses	15,507	(2,500)
Accounts payable - affiliates	-	(499,347)

Net cash provided by (used in) operating activities	(73,842)	(562,378)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	576,832	2,801,657

Net cash provided by (used in) investing activities	576,832	2,801,657

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	502,990	2,239,279

Cash and cash equivalents, beginning	2,510,330	271,051

Cash and cash equivalents, ending	$3,013,320	$2,510,330

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-74

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 27
	2015	2014
Cash flows from operating activities
Net income (loss)	$49,734	$2,385,674
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(237,896)	(2,508,394)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	733
Accounts payable and accrued expenses	-	(7,500)
Accounts payable - affiliates	(44,238)	(1,559,279)

Net cash provided by (used in) operating activities	(232,400)	(1,688,766)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	234,376	2,508,394

Net cash provided by (used in) investing activities	234,376	2,508,394

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,976	819,628

Cash and cash equivalents, beginning	1,049,687	230,059

Cash and cash equivalents, ending	$1,051,663	$1,049,687

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$6,500	$-

(continued)

F-75

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 28
	2015	2014
Cash flows from operating activities
Net income (loss)	$6,008,855	$992,304
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(5,854,818)	(939,495)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	1,567	733
Accounts payable and accrued expenses	(4,500)	7,500
Accounts payable - affiliates	(706,182)	(870,954)

Net cash provided by (used in) operating activities	(555,078)	(809,912)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	5,813,850	939,495

Net cash provided by (used in) investing activities	5,813,850	939,495

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,258,772	129,583

Cash and cash equivalents, beginning	515,862	386,279

Cash and cash equivalents, ending	$5,774,634	$515,862

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-76

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 29
	2015	2014
Cash flows from operating activities
Net income (loss)	$44,840	$68,179
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(278,493)	(344,656)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	1,500	-
Accounts payable - affiliates	230,779	75,854

Net cash provided by (used in) operating activities	(1,374)	(200,623)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	278,493	342,694

Net cash provided by (used in) investing activities	278,493	342,694

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	277,119	142,071

Cash and cash equivalents, beginning	224,155	82,084

Cash and cash equivalents, ending	$501,274	$224,155

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-77

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 30
	2015	2014
Cash flows from operating activities
Net income (loss)	$(935)	$(170,958)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(94,887)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	143,019	155,148

Net cash provided by (used in) operating activities	47,197	(15,810)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	21,630	-

Net cash provided by (used in) investing activities	21,630	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	68,827	(15,810)

Cash and cash equivalents, beginning	253,948	269,758

Cash and cash equivalents, ending	$322,775	$253,948

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-78

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 31
	2015	2014
Cash flows from operating activities
Net income (loss)	$2,566,425	$337,127
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(2,840,263)	(624,556)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(2,257)	2,257
Accounts payable - affiliates	(310,268)	279,204

Net cash provided by (used in) operating activities	(586,363)	(5,968)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	2,840,263	624,556

Net cash provided by (used in) investing activities	2,840,263	624,556

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,253,900	618,588

Cash and cash equivalents, beginning	852,580	233,992

Cash and cash equivalents, ending	$3,106,480	$852,580

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-79

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 32
	2015	2014
Cash flows from operating activities
Net income (loss)	$(149,466)	$(196,777)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(107,673)	(3,428)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	993	-
Accounts payable - affiliates	194,588	270,411

Net cash provided by (used in) operating activities	(61,558)	70,206

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	(100,590)
Proceeds from disposition of operating limited partnerships	105,416	3,428

Net cash provided by (used in) investing activities	105,416	(97,162)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	43,858	(26,956)

Cash and cash equivalents, beginning	310,949	337,905

Cash and cash equivalents, ending	$354,807	$310,949

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$69,485

(continued)

F-80

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 33
	2015	2014
Cash flows from operating activities
Net income (loss)	$(32,528)	$(130,088)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(53,079)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	650	-
Accounts payable - affiliates	118,662	123,408

Net cash provided by (used in) operating activities	33,705	(6,680)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	53,079	-

Net cash provided by (used in) investing activities	53,079	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	86,784	(6,680)

Cash and cash equivalents, beginning	194,920	201,600

Cash and cash equivalents, ending	$281,704	$194,920

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-81

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 34
	2015	2014
Cash flows from operating activities
Net income (loss)	$359,261	$(37,107)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(502,727)	(176,333)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	2,802	3,000
Accounts payable - affiliates	176,928	269,332

Net cash provided by (used in) operating activities	36,264	58,892

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	502,727	176,333

Net cash provided by (used in) investing activities	502,727	176,333

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	538,991	235,225

Cash and cash equivalents, beginning	299,036	63,811

Cash and cash equivalents, ending	$838,027	$299,036

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-82

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 35
	2015	2014
Cash flows from operating activities
Net income (loss)	$(196,280)	$(25,674)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	1,500	-
Accounts payable - affiliates	148,216	202,082

Net cash provided by (used in) operating activities	(46,564)	176,408

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(46,564)	176,408

Cash and cash equivalents, beginning	278,190	101,782

Cash and cash equivalents, ending	$231,626	$278,190

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-83

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 36
	2015	2014
Cash flows from operating activities
Net income (loss)	$(100,022)	$(121,517)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(25,054)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	82,426	(867,520)

Net cash provided by (used in) operating activities	(42,650)	(989,037)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	25,054	-

Net cash provided by (used in) investing activities	25,054	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(17,596)	(989,037)

Cash and cash equivalents, beginning	448,179	1,437,216

Cash and cash equivalents, ending	$430,583	$448,179

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-84

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 37
	2015	2014
Cash flows from operating activities
Net income (loss)	$(157,664)	$(187,483)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	1,024	-
Accounts payable - affiliates	196,940	204,864

Net cash provided by (used in) operating activities	40,300	17,381

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	40,300	17,381

Cash and cash equivalents, beginning	305,167	287,786

Cash and cash equivalents, ending	$345,467	$305,167

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-85

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 38
	2015	2014
Cash flows from operating activities
Net income (loss)	$(120,423)	$(103,034)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	164,400	164,400

Net cash provided by (used in) operating activities	43,977	61,366

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	43,977	61,366

Cash and cash equivalents, beginning	236,887	175,521

Cash and cash equivalents, ending	$280,864	$236,887

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-86

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 39
	2015	2014
Cash flows from operating activities
Net income (loss)	$(112,061)	$(135,596)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(29,999)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	134,085	136,800

Net cash provided by (used in) operating activities	(7,975)	1,204

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	29,999	-

Net cash provided by (used in) investing activities	29,999	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	22,024	1,204

Cash and cash equivalents, beginning	144,094	142,890

Cash and cash equivalents, ending	$166,118	$144,094

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-87

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 40
	2015	2014
Cash flows from operating activities
Net income (loss)	$(209,771)	$(207,935)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	210,791	212,501

Net cash provided by (used in) operating activities	1,020	4,566

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,020	4,566

Cash and cash equivalents, beginning	96,711	92,145

Cash and cash equivalents, ending	$97,731	$96,711

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-88

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 41
	2015	2014
Cash flows from operating activities
Net income (loss)	$(246,035)	$(165,403)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(52,000)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	237,564	185,732

Net cash provided by (used in) operating activities	(8,471)	(31,671)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	52,000

Net cash provided by (used in) investing activities	-	52,000

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(8,471)	20,329

Cash and cash equivalents, beginning	167,428	147,099

Cash and cash equivalents, ending	$158,957	$167,428

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-89

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 42
	2015	2014
Cash flows from operating activities
Net income (loss)	$(56,734)	$(578,220)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(103,508)	102,342
Impairment loss	-	212,553
Distributions received from operating limited partnerships	-	2,505
Amortization	-	69,160
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	1,665	-
Accounts payable - affiliates	248,290	198,700

Net cash provided by (used in) operating activities	89,713	7,040

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	63,548	-

Net cash provided by (used in) investing activities	63,548	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	153,261	7,040

Cash and cash equivalents, beginning	266,762	259,722

Cash and cash equivalents, ending	$420,023	$266,762

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-90

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 43
	2015	2014
Cash flows from operating activities
Net income (loss)	$(634,723)	$(1,582,420)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	47,235	280,816
Impairment loss	268,187	972,475
Distributions received from operating limited partnerships	16,140	48,527
Amortization	66,792	66,792
Changes in assets and liabilities
Other assets	(19,648)	(12,240)
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	306,780	306,780

Net cash provided by (used in) operating activities	50,763	80,730

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	(21,847)
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	(21,847)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	50,763	58,883

Cash and cash equivalents, beginning	303,384	244,501

Cash and cash equivalents, ending	$354,147	$303,384

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-91

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 44
	2015	2014
Cash flows from operating activities
Net income (loss)	$(359,371)	$(2,529,532)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	118,343	270,876
Impairment loss	-	1,696,224
Distributions received from operating limited partnerships	-	-
Amortization	-	282,800
Changes in assets and liabilities
Other assets	(118,343)	(40,394)
Accounts payable and accrued expenses	-	(21,551)
Accounts payable - affiliates	330,753	289,848

Net cash provided by (used in) operating activities	(28,618)	(51,729)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	(251,962)
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	(251,962)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(28,618)	(303,691)

Cash and cash equivalents, beginning	38,362	342,053

Cash and cash equivalents, ending	$9,744	$38,362

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$902

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-92

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 45
	2015	2014
Cash flows from operating activities
Net income (loss)	$(1,442,530)	$(3,485,593)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	239,227	665,720
Impairment loss	918,818	2,293,749
Distributions received from operating limited partnerships	8,342	41,988
Amortization	-	17,816
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(5,000)
Accounts payable - affiliates	297,388	321,606

Net cash provided by (used in) operating activities	21,245	(149,714)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	1,044

Net cash provided by (used in) investing activities	-	1,044

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	21,245	(148,670)

Cash and cash equivalents, beginning	126,153	274,823

Cash and cash equivalents, ending	$147,398	$126,153

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-93

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 46
	2015	2014
Cash flows from operating activities
Net income (loss)	$(2,374,424)	$(3,125,208)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	699,351	917,882
Impairment loss	1,406,624	1,941,274
Distributions received from operating limited partnerships	79,291	20,617
Amortization	-	10,101
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	249,528	249,528

Net cash provided by (used in) operating activities	60,370	14,194

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	60,370	14,194

Cash and cash equivalents, beginning	194,854	180,660

Cash and cash equivalents, ending	$255,224	$194,854

Supplemental schedule of noncash investing and financing activities

The fund has decreased its investments in operating limited partnerships and decreased its capital contribution obligation to operating limited partnerships for low-income tax credits not generated.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(see notes to financial statements)

F-94

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2015 and 2014

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

F-95

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2015 and 2014 are as follows:

	Issued		Outstanding
	2015	2014	2015	2014

Series 20	3,866,700	3,866,700	3,857,700	3,864,700
Series 21	1,892,700	1,892,700	1,888,200	1,888,200
Series 22	2,564,400	2,564,400	2,560,800	2,561,400
Series 23	3,336,727	3,336,727	3,333,227	3,336,227
Series 24	2,169,878	2,169,878	2,162,378	2,168,878
Series 25	3,026,109	3,026,109	3,024,509	3,025,609
Series 26	3,995,900	3,995,900	3,990,700	3,995,200
Series 27	2,460,700	2,460,700	2,459,700	2,460,700
Series 28	4,000,738	4,000,738	3,998,738	3,999,738
Series 29	3,991,800	3,991,800	3,989,500	3,991,300
Series 30	2,651,000	2,651,000	2,643,000	2,651,000
Series 31	4,417,857	4,417,857	4,409,757	4,415,757
Series 32	4,754,198	4,754,198	4,748,198	4,751,198
Series 33	2,636,533	2,636,533	2,635,533	2,635,533
Series 34	3,529,319	3,529,319	3,523,219	3,528,319
Series 35	3,300,463	3,300,463	3,295,763	3,298,763
Series 36	2,106,838	2,106,838	2,102,504	2,104,504
Series 37	2,512,500	2,512,500	2,512,500	2,512,500
Series 38	2,543,100	2,543,100	2,543,100	2,543,100
Series 39	2,292,151	2,292,151	2,291,151	2,292,151
Series 40	2,630,256	2,630,256	2,628,756	2,630,256
Series 41	2,891,626	2,891,626	2,891,626	2,891,626
Series 42	2,744,262	2,744,262	2,744,262	2,744,262
Series 43	3,637,987	3,637,987	3,637,987	3,637,987
Series 44	2,701,973	2,701,973	2,701,973	2,701,973
Series 45	4,014,367	4,014,367	4,014,367	4,014,367
Series 46	2,980,998	2,980,998	2,979,998	2,980,998

	83,651,080	83,651,080	83,569,146	83,626,246

F-96

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the Fund recorded a valuation allowance of $709,402 and $571,985 as of March 31, 2015 and 2014, respectively.

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Fund also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. Impairment losses have been recognized for the years ended March 31, 2015 and 2014 of $2,593,629 and $7,116,275, respectively.

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

F-97

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

Recent Accounting Pronouncement

In February, 2015, the FASB issued ASU No. 2015-02, “Consolidation (Topic 810): Amendments to the Consolidation Analysis”. This will improve certain areas of consolidation guidance for reporting organizations that are required to evaluate whether to consolidate certain legal entities such as limited partnerships, limited liability corporations, and securitization structures. ASU 2015-02 simplified and improves GAAP by: eliminating the presumption that a general partner should consolidate a limited partnership, eliminating the indefinite deferral of FASB Statement No. 167, thereby reducing the number of Variable Interest Entity (VIE) consolidation models from four to two (including the limited partnership consolidation model), and clarifying when fees paid to a decision maker should be a factor to include in the consolidation of VIEs. ASU 2015-02 will be effective for periods beginning after December 15, 2015. The Fund is currently evaluating the potential impact of the adoption of this guidance on its financial statements.

F-98

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Acquisition Costs

Acquisition costs were amortized on the straight-line method over 27.5 years. As of March 31, 2015 and 2014, an impairment loss of $133,584 and $1,139,623, respectively, was recorded and the lives of the remaining acquisition costs were reassessed.

Accumulated amortization as of March 31, 2015 and 2014, as well as the March 31, 2015 and 2014 impairments and the remaining lives are as follows:

	Accumulated Amortization	Accumulated Amortization	Acquisition Costs Impairment	Acquisition Costs Impairment	Remaining Life Acquistion Costs
	2015	2014	2015	2014	Years
Series 20	$-	$-	$-	$-	-
Series 21	-	-	-	-	-
Series 22	-	-	-	-	-
Series 23	-	-	-	-	-
Series 24	-	-	-	-	-
Series 25	-	-	-	-	-
Series 26	-	-	-	-	-
Series 27	-	-	-	-	-
Series 28	-	-	-	-	-
Series 29	-	-	-	-	-
Series 30	-	-	-	-	-
Series 31	-	-	-	-	-
Series 32	-	-	-	-	-
Series 33	-	-	-	-	-
Series 34	-	-	-	-	-
Series 35	-	-	-	-	-
Series 36	-	-	-	-	-
Series 37	-	-	-	-	-
Series 38	-	-	-	-	-
Series 39	-	-	-	-	-
Series 40	-	-	-	-	-
Series 41	-	-	-	-	-
Series 42	-	-	-	207,482	-
Series 43	-	133,584	133,584	-	-
Series 44	-	-	-	848,390	-
Series 45	-	-	-	53,446	-
Series 46	-	-	-	30,305	-

	$-	$133,584	$133,584	$1,139,623

F-99

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure. Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2011 remain open.

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

F-100

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Loss Per Beneficial Assignee Certificate Unit

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2015 and 2014 are as follows:

	2015	2014

Series 20	3,862,950	3,865,450
Series 21	1,888,200	1,890,075
Series 22	2,561,250	2,563,650
Series 23	3,335,477	3,336,602
Series 24	2,167,253	2,169,628
Series 25	3,025,334	3,025,609
Series 26	3,994,075	3,995,200
Series 27	2,460,450	2,460,700
Series 28	3,999,488	4,000,113
Series 29	3,990,850	3,991,675
Series 30	2,649,000	2,651,000
Series 31	4,414,257	4,417,332
Series 32	4,750,448	4,753,240
Series 33	2,635,533	2,635,533
Series 34	3,527,044	3,529,069
Series 35	3,298,013	3,300,038
Series 36	2,104,004	2,106,255
Series 37	2,512,500	2,512,500
Series 38	2,543,100	2,543,100
Series 39	2,291,901	2,292,151
Series 40	2,629,881	2,630,256
Series 41	2,891,626	2,891,626
Series 42	2,744,262	2,744,262
Series 43	3,637,987	3,637,987
Series 44	2,701,973	2,701,973
Series 45	4,014,367	4,014,367
Series 46	2,980,748	2,980,998

	83,611,971	83,640,389

F-101

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

F-102

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2015 and 2014, the Fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Services, Inc. (BCS), Boston Capital Holdings Limited Partnership (BCHLP) and Boston Capital Asset Management Limited Partnership (BCAM), as follows:

The Fund incurred a fund management fee to Boston Capital Asset Management Limited Partnership in an amount equal to .5 percent of the aggregate cost of the apartment complexes owned by the Operating Partnerships, less the amount of various asset management and reporting fees paid by the Operating Partnerships. The fund management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2015 and 2014, are as follows:

	2015
	Gross Fund Management Fee	Asset Management and Reporting Fee	Fund Management Fee net of Asset Management and Reporting Fee

Series 20	$66,576	$123,117	$(56,541)
Series 21	57,300	37,051	20,249
Series 22	59,835	27,311	32,524
Series 23	83,109	115,250	(32,141)
Series 24	64,002	83,730	(19,728)
Series 25	27,661	8,260	19,401
Series 26	152,491	111,234	41,257
Series 27	163,014	22,076	140,938
Series 28	173,354	93,978	79,376
Series 29	230,779	47,727	183,052
Series 30	143,019	81,311	61,708
Series 31	294,288	66,713	227,575
Series 32	256,588	23,342	233,246
Series 33	118,662	59,633	59,029
Series 34	226,928	100,863	126,065
Series 35	198,216	24,985	173,231
Series 36	132,480	14,079	118,401
Series 37	196,940	43,500	153,440
Series 38	164,400	19,315	145,085
Series 39	134,085	9,022	125,063
Series 40	200,016	14,607	185,409
Series 41	237,564	18,131	219,433
Series 42	248,290	84,524	163,766
Series 43	306,780	38,745	268,035
Series 44	254,628	48,108	206,520
Series 45	283,200	35,650	247,550
Series 46	249,528	22,723	226,805

	$4,723,733	$1,374,985	$3,348,748

F-103

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

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

All fund management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2015 and 2014, total fund management fees accrued were $50,628,768 and $48,671,049, respectively.

F-104

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fund management fees paid for the years ended March 31, 2015 and 2014, are as follows:

	2015	2014

Series 20	$50,000	$628,402
Series 21	-	79,000
Series 22	142,116	90,375
Series 23	426,346	18,900
Series 24	64,002	2,560,095
Series 25	27,661	47,508
Series 26	152,491	707,356
Series 27	207,252	1,764,059
Series 28	879,536	1,148,270
Series 29	-	231,631
Series 30	-	-
Series 31	604,556	50,000
Series 32	62,000	1,449
Series 33	-	-
Series 34	50,000	-
Series 35	50,000	-
Series 36	50,054	1,000,000
Series 37	-	-
Series 38	-	-
Series 39	-	-
Series 40	-	-
Series 41	-	52,000
Series 42	-	50,000
Series 43	-	-
Series 44	-	-
Series 45	-	50,442
Series 46	-	-

	$2,766,014	$8,479,487

F-105

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

An affiliate of the general partner of the Fund has advanced funds to pay some operating expenses of the fund, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable to affiliates. The total advances as of March 31, 2015 and 2014, are as follows:

	2015	2014

Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	-	-
Series 33	54,660	54,660
Series 34	133,578	133,578
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	220,455	220,455
Series 40	370,404	359,629
Series 41	359,757	359,757
Series 42	221,615	221,615
Series 43	-	-
Series 44	88,620	12,495
Series 45	23,185	8,997
Series 46	-	-

	$1,472,274	$1,371,186

During the year ended March 31, 2015, $10,775, $76,125 and $14,188 for Series 40, Series 44 and Series 45, respectively, was advanced to the Fund by an affiliate of the general partner. During the year ended March 31, 2014, $12,736, $12,485, $12,495 and $8,997, for Series 34, Series 40, Series 44 and Series 45, respectively, was advanced to the Fund by an affiliate of the general partner. All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Fund's interests in Operating Partnerships.

F-106

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

During the years ended March 31, 2015 and 2014, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2015	2014

Series 20	$11,573	$13,320
Series 21	8,823	10,180
Series 22	10,045	11,792
Series 23	11,378	13,081
Series 24	10,985	11,458
Series 25	11,555	12,154
Series 26	14,657	16,057
Series 27	11,275	11,979
Series 28	12,468	14,353
Series 29	12,872	14,663
Series 30	11,064	12,284
Series 31	13,474	15,196
Series 32	12,697	14,268
Series 33	9,883	11,031
Series 34	11,371	12,736
Series 35	10,999	12,216
Series 36	9,543	10,822
Series 37	9,561	10,690
Series 38	10,049	11,184
Series 39	9,468	10,889
Series 40	10,775	12,485
Series 41	11,646	14,228
Series 42	11,625	16,252
Series 43	12,922	15,570
Series 44	10,125	12,495
Series 45	14,188	17,433
Series 46	11,581	13,750

	$306,602	$352,566

Accounts payable - affiliates at March 31, 2015 and 2014 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

F-107

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2015 and 2014, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes. The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2015 and 2014 by series are as follows:

	2015	2014

Series 20	4	8
Series 21	4	4
Series 22	6	8
Series 23	9	11
Series 24	6	7
Series 25	4	6
Series 26	17	24
Series 27	7	10
Series 28	11	19
Series 29	10	17
Series 30	11	16
Series 31	19	22
Series 32	11	14
Series 33	6	8
Series 34	9	12
Series 35	9	10
Series 36	9	9
Series 37	6	7
Series 38	10	10
Series 39	9	9
Series 40	16	16
Series 41	19	19
Series 42	20	21
Series 43	23	23
Series 44	8	8
Series 45	28	28
Series 46	15	15

	306	361

F-108

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2015 the Fund disposed of fifty five Operating Partnerships. Gain on disposition is included in share of income (losses) from operating limited partnerships. A summary of the dispositions by Series for March 31, 2015 is as follows.

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition *	Gain on Disposition

Series 20	4	-	$70,580	$70,580
Series 22	1	1	166,896	166,896
Series 23	1	1	426,346	426,346
Series 24	-	1	127,287	207,327
Series 25	2	-	1,295,124	1,295,124
Series 26	5	2	576,832	647,125
Series 27	3	-	234,376	237,896
Series 28	8	-	5,813,850	5,854,818
Series 29	7	-	278,493	278,493
Series 30	5	-	21,630	94,887
Series 31	2	1	2,840,263	2,840,263
Series 32	3	-	105,416	107,673
Series 33	2	-	53,079	53,079
Series 34	3	-	502,727	502,727
Series 35	1	-	-	-
Series 36	-	-	25,054	25,054
Series 37	1	-	-	-
Series 39	-	-	29,999	29,999
Series 42	-	1	63,548	103,508

Total	48	7	$12,631,500	$12,941,795

* Fund proceeds from disposition does not include the following amounts which were due to writeoffs of capital contribution payables of $1,293, $3,520, $40,968, $22,257 and $2,257, for Series 26, Series 27, Series 28, Series 30 and Series 32, respectively. As well as proceeds from disposition recorded as a receivable of $80,040, $69,000, $51,000 and $39,960, for Series 24, Series 26, Series 30 and Series 42, respectively.

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

F-109

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the Fund’s investment in each operating limited partnership, the Fund is required to make capital contributions to the operating limited partnerships. These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations. At March 31, 2015 and 2014, contributions are payable to operating limited partnerships as follows:

	2015	2014

Series 20	$-	$-
Series 21	-	-
Series 22	9,352	9,352
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	1,293
Series 27	-	10,020
Series 28	-	40,968
Series 29	8,235	8,235
Series 30	105,139	127,396
Series 31	66,294	66,294
Series 32	1,229	3,486
Series 33	69,154	69,154
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	138,438	138,438
Series 38	-	-
Series 39	-	-
Series 40	102	102
Series 41	100	100
Series 42	73,433	73,433
Series 43	99,265	99,265
Series 44	-	-
Series 45	16,724	16,724
Series 46	-	-

	$587,465	$664,260

F-110

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2015 are summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$362,424,465	$1,510,993	$3,570,455

Acquisition costs of operating limited partnerships	16,569,094	215,748	590,143

Cumulative distributions from operating limited partnerships	(2,828,871)	(7,394)	(22,441)

Cumulative impairment loss in investments in operating limited partnerships	(188,464,989)	(409,509)	(118,301)

Cumulative losses from operating limited partnerships	(185,900,981)	(1,309,838)	(4,019,856)

Investments in operating limited partnerships per balance sheet	1,798,718	-	-

F-111

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2015 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2014 (see note A).	(2,042,656)	-	-

The Fund has recorded acquisition costs at March 31, 2015 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(3,535,753)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	755,788	62,488	221,074

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(77,225,748)	(878,598)	(2,591,698)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	1,120,407	6,576	-

Cumulative impairment loss in investments in operating limited partnerships	188,464,989	409,509	118,301

Other	(1,748,455)	(11,516)	(171,733)

Equity per operating limited partnerships’ combined financial statements	$107,587,290	$(411,541)	$(2,424,056)

F-112

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2015 are summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$3,263,490	$8,266,057	$2,879,744

Acquisition costs of operating limited partnerships	400,455	1,233,111	310,375

Cumulative distributions from operating limited partnerships	-	-	(34,932)

Cumulative impairment loss in investments in operating limited partnerships	(1,289,080)	(5,298,843)	(1,151,381)

Cumulative losses from operating limited partnerships	(2,374,865)	(4,200,325)	(2,003,806)

Investments in operating limited partnerships per balance sheet	-	-	-

F-113

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 22	Series 23	Series 24

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2015 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2014 (see note A).	(384,587)	(11,581)	(30,158)

The Fund has recorded acquisition costs at March 31, 2015 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(157,772)	(62,597)	(91,548)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	15,621	10,974	841

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,689,653)	(1,281,140)	(1,941,970)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	34,901	6,688

Cumulative impairment loss in investments in operating limited partnerships	1,289,080	5,298,843	1,151,381

Other	(85,707)	(117,555)	122,471

Equity per operating limited partnerships’ combined financial statements	$(1,013,018)	$3,871,845	$(782,295)

F-114

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2015 are summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$1,438,868	$6,172,370	$8,111,853

Acquisition costs of operating limited partnerships	167,460	923,135	1,143,307

Cumulative distributions from operating limited partnerships	(57,503)	(45,647)	(14,167)

Cumulative impairment loss in investments in operating limited partnerships	(1,345,945)	(1,883,225)	(4,004,265)

Cumulative losses from operating limited partnerships	(202,880)	(5,166,633)	(5,236,728)

Investments in operating limited partnerships per balance sheet	-	-	-

F-115

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 25	Series 26	Series 27

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2015 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2014 (see note A).	-	(51,000)	(39,446)

The Fund has recorded acquisition costs at March 31, 2015 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	(59,837)	(449,204)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	31,239	57,289	195,417

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(273,564)	(4,399,020)	(1,526,506)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	171,816	-

Cumulative impairment loss in investments in operating limited partnerships	1,345,945	1,883,225	4,004,265

Other	(56,736)	(99,200)	(278,072)

Equity per operating limited partnerships’ combined financial statements	$1,046,884	$(2,496,727)	$1,906,454

F-116

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2015 are summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$10,960,734	$12,349,386	$9,309,581

Acquisition costs of operating limited partnerships	1,582,064	1,809,414	858,753

Cumulative distributions from operating limited partnerships	(175,027)	(14,324)	(29,880)

Cumulative impairment loss in investments in operating limited partnerships	(4,790,458)	(5,661,234)	(4,610,342)

Cumulative losses from operating limited partnerships	(7,577,313)	(8,483,242)	(5,528,112)

Investments in operating limited partnerships per balance sheet	-	-	-

F-117

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2015 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2014 (see note A).	(78,528)	-	(112,197)

The Fund has recorded acquisition costs at March 31, 2015 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(65,288)	(596,128)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	64,727	39,537	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,269,083)	(4,695,617)	(2,524,000)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	7,039	1,092

Cumulative impairment loss in investments in operating limited partnerships	4,790,458	5,661,234	4,610,342

Other	(151,455)	(25,793)	(11,648)

Equity per operating limited partnerships’ combined financial statements	$1,290,831	$390,272	$1,727,888

F-118

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2015 are summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$13,801,443	$25,861,866	$12,019,485

Acquisition costs of operating limited partnerships	1,979,717	3,319,960	950,957

Cumulative distributions from operating limited partnerships	(31,404)	(101,211)	(30,285)

Cumulative impairment loss in investments in operating limited partnerships	(9,196,909)	(13,359,327)	(7,924,274)

Cumulative losses from operating limited partnerships	(6,552,847)	(15,721,288)	(5,015,883)

Investments in operating limited partnerships per balance sheet	-	-	-

F-119

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 31	Series 32	Series 33

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2015 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2014 (see note A).	(47,462)	(172,318)	(179,468)

The Fund has recorded acquisition costs at March 31, 2015 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,284,335)	(167,193)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	56,581	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,913,882)	(7,152,320)	(2,003,965)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	8,501	38,357	9,684

Cumulative impairment loss in investments in operating limited partnerships	9,196,909	13,359,327	7,924,274

Other	(38,300)	306,885	(28,967)

Equity per operating limited partnerships’ combined financial statements	$5,184,747	$5,095,596	$5,554,365

F-120

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2015 are summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$14,233,556	$18,025,083	$13,848,638

Acquisition costs of operating limited partnerships	1,084,495	-	-

Cumulative distributions from operating limited partnerships	(20,308)	(30,252)	(116,200)

Cumulative impairment loss in investments in operating limited partnerships	(8,069,371)	(9,244,266)	(7,264,883)

Cumulative losses from operating limited partnerships	(7,228,372)	(8,750,565)	(6,467,555)

Investments in operating limited partnerships per balance sheet	-	-	-

F-121

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2015 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2014 (see note A).	(38,698)	-	(14,791)

The Fund has recorded acquisition costs at March 31, 2015 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(288,550)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,231,532)	(3,920,392)	(2,224,599)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	78,017	1,370

Cumulative impairment loss in investments in operating limited partnerships	8,069,371	9,244,266	7,264,883

Other	(187,689)	3,660	(123,183)

Equity per operating limited partnerships’ combined financial statements	$5,322,902	$5,405,551	$4,903,680

F-122

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2015 are summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$16,191,586	$18,852,167	$15,245,900

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(202,524)	(531,129)	(224,758)

Cumulative impairment loss in investments in operating limited partnerships	(7,792,558)	(10,557,104)	(7,444,160)

Cumulative losses from operating limited partnerships	(8,196,504)	(7,763,934)	(7,576,982)

Investments in operating limited partnerships per balance sheet	-	-	-

F-123

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2015 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2014 (see note A).	(155,365)	-	-

The Fund has recorded acquisition costs at March 31, 2015 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(6,493,889)	(4,030,703)	(4,373,718)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	289,911	59,461	279,219

Cumulative impairment loss in investments in operating limited partnerships	7,792,558	10,557,104	7,444,160

Other	(99,062)	(381,673)	(96,276)

Equity per operating limited partnerships’ combined financial statements	$1,334,153	$6,204,189	$3,253,385

F-124

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2015 are summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$19,336,992	$17,319,216	$19,462,135

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(53,094)	(58,012)	(111,750)

Cumulative impairment loss in investments in operating limited partnerships	(10,641,244)	(7,024,673)	(10,714,201)

Cumulative losses from operating limited partnerships	(8,642,654)	(10,236,531)	(8,636,184)

Investments in operating limited partnerships per balance sheet	-	-	-

F-125

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2015 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2014 (see note A).	(25,172)	(33,807)	(409,845)

The Fund has recorded acquisition costs at March 31, 2015 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,158,206)	(2,647,711)	(2,985,744)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	78,811	1,049	20,012

Cumulative impairment loss in investments in operating limited partnerships	10,641,244	7,024,673	10,714,201

Other	(180,236)	(270,738)	141,234

Equity per operating limited partnerships’ combined financial statements	$8,356,441	$4,073,466	$7,479,858

F-126

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2015 are summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$26,617,048	$15,745,838	$25,706,915

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(353,944)	(49,763)	(313,429)

Cumulative impairment loss in investments in operating limited partnerships	(13,508,694)	(6,482,162)	(15,650,905)

Cumulative losses from operating limited partnerships	(12,754,410)	(9,213,913)	(8,904,476)

Investments in operating limited partnerships per balance sheet	-	-	838,105

F-127

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2015 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2014 (see note A).	(121,319)	-	(129,725)

The Fund has recorded acquisition costs at March 31, 2015 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,046,309)	(3,768,065)	(868,202)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	23,309

Cumulative impairment loss in investments in operating limited partnerships	13,508,694	6,482,162	15,650,905

Other	179,574	(46,681)	(58,263)

Equity per operating limited partnerships’ combined financial statements	$10,520,640	$2,667,416	$15,456,129

F-128

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2015 are summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$22,323,066

Acquisition costs of operating limited partnerships	-

Cumulative distributions from operating limited partnerships	(199,493)

Cumulative impairment loss in investments in operating limited partnerships	(13,027,675)

Cumulative losses from operating limited partnerships	(8,135,285)

Investments in operating limited partnerships per balance sheet	960,613

F-129

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2015 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2014 (see note A).	(7,189)

The Fund has recorded acquisition costs at March 31, 2015 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(335,662)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	4,594

Cumulative impairment loss in investments in operating limited partnerships	13,027,675

Other	18,204

Equity per operating limited partnerships’ combined financial statements	$13,668,235

F-130

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$643,136,945	$3,625,211	$6,543,920
Land	63,678,550	310,538	1,464,660
Other assets	76,114,588	1,305,760	932,379

	$782,930,083	$5,241,509	$8,940,959

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$545,481,456	$4,932,946	$8,323,171
Accounts payable and accrued expenses	25,743,415	145,582	90,011
Other liabilities	80,982,365	166,750	2,429,437

	652,207,236	5,245,278	10,842,619
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	107,587,290	(411,541)	(2,424,056)
Other partners	23,135,557	407,772	522,396

	130,722,847	(3,769)	(1,901,660)

	$782,930,083	$5,241,509	$8,940,959

F-151

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$6,858,694	$14,991,634	$3,832,071
Land	782,898	1,283,705	636,838
Other assets	1,696,904	4,500,833	639,350

	$9,338,496	$20,776,172	$5,108,259

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$8,506,421	$13,062,557	$5,408,937
Accounts payable and accrued expenses	168,965	419,421	129,339
Other liabilities	1,209,500	5,674,416	231,749

	9,884,886	19,156,394	5,770,025
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	(1,013,018)	3,871,845	(782,295)
Other partners	466,628	(2,252,067)	120,529

	(546,390)	1,619,778	(661,766)

	$9,338,496	$20,776,172	$5,108,259

F-152

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$3,242,898	$11,024,782	$18,101,607
Land	203,400	782,964	2,571,668
Other assets	935,602	1,609,839	2,321,795

	$4,381,900	$13,417,585	$22,995,070

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$3,398,445	$13,905,526	$15,948,349
Accounts payable and accrued expenses	75,252	1,381,537	575,840
Other liabilities	28,929	1,204,536	2,764,831

	3,502,626	16,491,599	19,289,020
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	1,046,884	(2,496,727)	1,906,454
Other partners	(167,610)	(577,287)	1,799,596

	879,274	(3,074,014)	3,706,050

	$4,381,900	$13,417,585	$22,995,070

F-153

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$12,132,948	$15,511,573	$14,314,945
Land	878,622	971,827	900,248
Other assets	1,439,956	1,705,197	1,466,368

	$14,451,526	$18,188,597	$16,681,561

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$13,090,094	$12,646,411	$10,346,223
Accounts payable and accrued expenses	388,547	1,087,589	998,836
Other liabilities	930,687	2,769,167	1,828,521

	14,409,328	16,503,167	13,173,580
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	1,290,831	390,272	1,727,888
Other partners	(1,248,633)	1,295,158	1,780,093

	42,198	1,685,430	3,507,981

	$14,451,526	$18,188,597	$16,681,561

F-154

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$21,655,860	$25,918,816	$18,707,898
Land	1,740,577	1,976,640	1,715,582
Other assets	3,030,456	3,049,127	1,581,953

	$26,426,893	$30,944,583	$22,005,433

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$20,062,618	$18,852,353	$9,868,952
Accounts payable and accrued expenses	613,701	2,727,780	528,672
Other liabilities	1,077,309	1,827,768	981,258

	21,753,628	23,407,901	11,378,882
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	5,184,747	5,095,596	5,554,365
Other partners	(511,482)	2,441,086	5,072,186

	4,673,265	7,536,682	10,626,551

	$26,426,893	$30,944,583	$22,005,433

F-155

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$14,281,390	$29,065,571	$21,881,907
Land	1,414,016	3,257,482	2,013,180
Other assets	2,002,710	3,087,417	3,134,697

	$17,698,116	$35,410,470	$27,029,784

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$8,731,816	$19,034,538	$16,606,099
Accounts payable and accrued expenses	459,165	1,138,581	1,885,310
Other liabilities	3,023,947	7,681,564	698,641

	12,214,928	27,854,683	19,190,050
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	5,322,902	5,405,551	4,903,680
Other partners	160,286	2,150,236	2,936,054

	5,483,188	7,555,787	7,839,734

	$17,698,116	$35,410,470	$27,029,784

F-156

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$23,225,624	$20,086,965	$16,091,929
Land	1,625,738	1,581,706	1,238,488
Other assets	2,122,745	2,310,351	1,849,657

	$26,974,107	$23,979,022	$19,180,074

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$18,102,339	$16,380,916	$12,920,594
Accounts payable and accrued expenses	2,242,617	226,126	328,139
Other liabilities	5,906,849	2,851,697	3,036,787

	26,251,805	19,458,739	16,285,520
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	1,334,153	6,204,189	3,253,385
Other partners	(611,851)	(1,683,906)	(358,831)

	722,302	4,520,283	2,894,554

	$26,974,107	$23,979,022	$19,180,074

F-157

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$49,669,979	$60,088,438	$50,330,678
Land	5,081,041	7,916,005	6,817,765
Other assets	4,338,332	6,109,616	5,917,513

	$59,089,352	$74,114,059	$63,065,956

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$44,624,113	$58,323,909	$44,002,008
Accounts payable and accrued expenses	1,510,347	1,502,484	2,864,402
Other liabilities	5,714,179	4,420,076	4,190,623

	51,848,639	64,246,469	51,057,033
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	8,356,441	4,073,466	7,479,858
Other partners	(1,115,728)	5,794,124	4,529,065

	7,240,713	9,867,590	12,008,923

	$59,089,352	$74,114,059	$63,065,956

F-158

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$54,324,753	$38,754,799	$49,851,218
Land	6,704,151	3,130,916	4,314,836
Other assets	5,091,670	3,719,161	6,456,454

	$66,120,574	$45,604,876	$60,622,508

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$46,572,599	$40,439,227	$36,837,677
Accounts payable and accrued expenses	1,825,301	760,173	1,224,404
Other liabilities	5,807,116	6,223,095	5,049,307

	54,205,016	47,422,495	43,111,388
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	10,520,640	2,667,416	15,456,129
Other partners	1,394,918	(4,485,035)	2,054,991

	11,915,558	(1,817,619)	17,511,120

	$66,120,574	$45,604,876	$60,622,508

F-159

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$39,020,837
Land	2,363,059
Other assets	3,758,746

$45,142,642

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$24,552,618
Accounts payable and accrued expenses	445,294
Other liabilities	3,253,626

28,251,538
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	13,668,235
Other partners	3,222,869

16,891,104

$45,142,642

F-160

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2014 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$133,809,671	$1,217,816	$1,867,952
Interest and other	5,092,623	48,847	7,857

	138,902,294	1,266,663	1,875,809
Expenses
Interest	28,620,800	115,541	490,826
Depreciation and amortization	36,149,060	319,062	318,863
Taxes and insurance	16,948,203	138,980	191,753
Repairs and maintenance	25,528,297	320,889	263,021
Operating expenses	48,235,197	470,123	520,312
Impairment loss	-	-	-
Other expenses	2,884,680	9,439	98,655

	158,366,237	1,374,034	1,883,430

NET INCOME (LOSS)	$(19,463,943)	$(107,371)	$(7,621)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(14,509,277)	$(71,803)	$(28,188)

Net income (loss) allocated to other partners	$(4,954,666)	$(35,568)	$20,567

*	Amounts include $71,803, $28,188, $209,033, $91,241, $175,016, $51,562, $600,059, $259,374, $540,340, $594,731, $378,697, $621,755, $1,317,109, $326,229, $402,243, $579,167, $567,327, $1,274,223, $403,406, $503,080, $795,406, $556,039, $896,588, $666,281, $645,418, $673,720 and $315,077 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-171

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2014 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$1,919,368	$4,026,811	$1,185,807
Interest and other	62,291	131,358	21,856

	1,981,659	4,158,169	1,207,663
Expenses
Interest	313,777	595,453	133,847
Depreciation and amortization	444,060	998,721	354,174
Taxes and insurance	322,692	584,252	121,745
Repairs and maintenance	453,646	901,765	297,226
Operating expenses	637,044	1,486,530	498,805
Impairment loss	-	-	-
Other expenses	66,694	73,654	11,000

	2,237,913	4,640,375	1,416,797

NET INCOME (LOSS)	$(256,254)	$(482,206)	$(209,134)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(209,033)	$(91,241)	$(175,016)

Net income (loss) allocated to other partners	$(47,221)	$(390,965)	$(34,118)

*	Amounts include $71,803, $28,188, $209,033, $91,241, $175,016, $51,562, $600,059, $259,374, $540,340, $594,731, $378,697, $621,755, $1,317,109, $326,229, $402,243, $579,167, $567,327, $1,274,223, $403,406, $503,080, $795,406, $556,039, $896,588, $666,281, $645,418, $673,720 and $315,077 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-172

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2014 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$855,551	$2,669,145	$4,469,724
Interest and other	20,571	84,503	53,695

	876,122	2,753,648	4,523,419
Expenses
Interest	87,463	428,375	929,956
Depreciation and amortization	164,447	697,838	924,307
Taxes and insurance	100,077	372,572	529,607
Repairs and maintenance	173,689	815,668	815,165
Operating expenses	341,298	1,060,538	1,336,544
Impairment loss	-	-	-
Other expenses	10,814	15,500	45,967

	877,788	3,390,491	4,581,546

NET INCOME (LOSS)	$(1,666)	$(636,843)	$(58,127)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(51,562)	$(600,059)	$(259,374)

Net income (loss) allocated to other partners	$49,896	$(36,784)	$201,247

*	Amounts include $71,803, $28,188, $209,033, $91,241, $175,016, $51,562, $600,059, $259,374, $540,340, $594,731, $378,697, $621,755, $1,317,109, $326,229, $402,243, $579,167, $567,327, $1,274,223, $403,406, $503,080, $795,406, $556,039, $896,588, $666,281, $645,418, $673,720 and $315,077 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-173

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2014 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$3,183,563	$2,898,160	$3,714,407
Interest and other	71,396	197,710	72,038

	3,254,959	3,095,870	3,786,445
Expenses
Interest	463,092	817,904	372,442
Depreciation and amortization	939,289	721,976	791,658
Taxes and insurance	391,411	428,456	449,833
Repairs and maintenance	533,271	572,581	630,308
Operating expenses	1,418,059	1,156,241	2,111,960
Impairment loss	-	-	-
Other expenses	9,800	36,460	18,054

	3,754,922	3,733,618	4,374,255

NET INCOME (LOSS)	$(499,963)	$(637,748)	$(587,810)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(540,340)	$(594,731)	$(378,697)

Net income (loss) allocated to other partners	$40,377	$(43,017)	$(209,113)

*	Amounts include $71,803, $28,188, $209,033, $91,241, $175,016, $51,562, $600,059, $259,374, $540,340, $594,731, $378,697, $621,755, $1,317,109, $326,229, $402,243, $579,167, $567,327, $1,274,223, $403,406, $503,080, $795,406, $556,039, $896,588, $666,281, $645,418, $673,720 and $315,077 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-174

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2014 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$5,626,027	$5,204,561	$3,425,638
Interest and other	127,941	164,924	126,626

	5,753,968	5,369,485	3,552,264
Expenses
Interest	626,969	1,156,200	663,809
Depreciation and amortization	1,302,626	1,794,269	992,997
Taxes and insurance	858,669	660,910	397,900
Repairs and maintenance	1,087,384	873,026	508,567
Operating expenses	2,430,076	1,939,605	1,385,183
Impairment loss	-	-	-
Other expenses	24,182	312,489	140,488

	6,329,906	6,736,499	4,088,944

NET INCOME (LOSS)	$(575,938)	$(1,367,014)	$(536,680)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(621,755)	$(1,317,109)	$(326,229)

Net income (loss) allocated to other partners	$45,817	$(49,905)	$(210,451)

*	Amounts include $71,803, $28,188, $209,033, $91,241, $175,016, $51,562, $600,059, $259,374, $540,340, $594,731, $378,697, $621,755, $1,317,109, $326,229, $402,243, $579,167, $567,327, $1,274,223, $403,406, $503,080, $795,406, $556,039, $896,588, $666,281, $645,418, $673,720 and $315,077 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-175

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2014 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$3,177,735	$6,331,295	$4,831,977
Interest and other	202,682	271,268	213,639

	3,380,417	6,602,563	5,045,616
Expenses
Interest	539,486	1,367,800	938,402
Depreciation and amortization	865,727	1,873,876	1,534,818
Taxes and insurance	411,480	918,116	692,211
Repairs and maintenance	553,851	1,073,685	882,040
Operating expenses	1,331,549	2,195,830	1,810,123
Impairment loss	-	-	-
Other expenses	10,300	98,918	157,147

	3,712,393	7,528,225	6,014,741

NET INCOME (LOSS)	$(331,976)	$(925,662)	$(969,125)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(402,243)	$(579,167)	$(567,327)

Net income (loss) allocated to other partners	$70,267	$(346,495)	$(401,798)

*	Amounts include $71,803, $28,188, $209,033, $91,241, $175,016, $51,562, $600,059, $259,374, $540,340, $594,731, $378,697, $621,755, $1,317,109, $326,229, $402,243, $579,167, $567,327, $1,274,223, $403,406, $503,080, $795,406, $556,039, $896,588, $666,281, $645,418, $673,720 and $315,077 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-176

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2014 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$4,713,775	$4,779,926	$3,734,564
Interest and other	197,977	179,331	234,097

	4,911,752	4,959,257	3,968,661
Expenses
Interest	1,034,694	918,655	745,647
Depreciation and amortization	1,521,527	1,183,265	1,020,047
Taxes and insurance	805,387	572,145	462,005
Repairs and maintenance	857,626	956,683	680,957
Operating expenses	2,251,017	1,804,257	1,614,834
Impairment loss	-	-	-
Other expenses	159,590	91,774	128,784

	6,629,841	5,526,779	4,652,274

NET INCOME (LOSS)	$(1,718,089)	$(567,522)	$(683,613)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,274,223)	$(403,406)	$(503,080)

Net income (loss) allocated to other partners	$(443,866)	$(164,116)	$(180,533)

*	Amounts include $71,803, $28,188, $209,033, $91,241, $175,016, $51,562, $600,059, $259,374, $540,340, $594,731, $378,697, $621,755, $1,317,109, $326,229, $402,243, $579,167, $567,327, $1,274,223, $403,406, $503,080, $795,406, $556,039, $896,588, $666,281, $645,418, $673,720 and $315,077 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-177

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2014 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$9,878,718	$12,178,082	$10,209,179
Interest and other	447,725	455,280	332,895

	10,326,443	12,633,362	10,542,074
Expenses
Interest	3,028,343	3,421,146	2,332,402
Depreciation and amortization	2,582,120	2,994,036	2,679,560
Taxes and insurance	1,458,206	1,542,802	1,103,980
Repairs and maintenance	1,694,802	2,102,021	2,048,590
Operating expenses	2,771,878	3,274,025	3,265,258
Impairment loss	-	-	-
Other expenses	120,338	335,957	339,194

	11,655,687	13,669,987	11,768,984

NET INCOME (LOSS)	$(1,329,244)	$(1,036,625)	$(1,226,910)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(795,406)	$(556,039)	$(896,588)

Net income (loss) allocated to other partners	$(533,838)	$(480,586)	$(330,322)

*	Amounts include $71,803, $28,188, $209,033, $91,241, $175,016, $51,562, $600,059, $259,374, $540,340, $594,731, $378,697, $621,755, $1,317,109, $326,229, $402,243, $579,167, $567,327, $1,274,223, $403,406, $503,080, $795,406, $556,039, $896,588, $666,281, $645,418, $673,720 and $315,077 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-178

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2014 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$10,072,737	$7,520,393	$8,302,134
Interest and other	452,855	318,360	322,843

	10,525,592	7,838,753	8,624,977
Expenses
Interest	2,221,745	2,132,113	1,477,829
Depreciation and amortization	3,030,459	2,046,094	2,523,338
Taxes and insurance	1,042,600	579,704	1,002,510
Repairs and maintenance	1,973,044	1,352,833	1,991,497
Operating expenses	3,561,520	2,509,667	3,012,417
Impairment loss	-	-	-
Other expenses	148,173	85,953	214,116

	11,977,541	8,706,364	10,221,707

NET INCOME (LOSS)	$(1,451,949)	$(867,611)	$(1,596,730)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(693,868)	$(645,418)	$(912,947)

Net income (loss) allocated to other partners	$(758,081)	$(222,193)	$(683,783)

*	Amounts include $71,803, $28,188, $209,033, $91,241, $175,016, $51,562, $600,059, $259,374, $540,340, $594,731, $378,697, $621,755, $1,317,109, $326,229, $402,243, $579,167, $567,327, $1,274,223, $403,406, $503,080, $795,406, $556,039, $896,588, $666,281, $645,418, $673,720 and $315,077 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-179

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2014 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$5,814,626
Interest and other	272,058

6,086,684
Expenses
Interest	1,266,884
Depreciation and amortization	1,529,906
Taxes and insurance	808,200
Repairs and maintenance	1,114,462
Operating expenses	2,040,504
Impairment loss	-
Other expenses	121,240

6,881,196

NET INCOME (LOSS)	$(794,512)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(1,014,428)

Net income (loss) allocated to other partners	$219,916

*	Amounts include $71,803, $28,188, $209,033, $91,241, $175,016, $51,562, $600,059, $259,374, $540,340, $594,731, $378,697, $621,755, $1,317,109, $326,229, $402,243, $579,167, $567,327, $1,274,223, $403,406, $503,080, $795,406, $556,039, $896,588, $666,281, $645,418, $673,720 and $315,077 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-180

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

F-190

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE D - NOTES RECEIVABLE

Notes receivable at March 31, 2015 and 2014 consist of advance installments of $22,790 for both years, of capital contributions to operating limited partnerships. The notes are comprised of interest bearing notes at prime + 1.75%. Prime was 3.25% as of March 31, 2015 and 2014. These notes are secured by future installments of capital contributions or paid upon demand. The notes at March 31, 2015 and 2014 by series are as follows:

	2015	2014

Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	-	-
Series 33	-	-
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	-	-
Series 40	-	-
Series 41	-	-
Series 42	22,790	22,790
Series 43	-	-
Series 44	-	-
Series 45	-	-
Series 46	-	-

	$22,790	$22,790

F-191

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2015 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$5,420,641	$88,834	$(46,655)

Operating limited partnership rents received in advance	10,037	-	68

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	1,957,719	16,576	57,300

Other	10,047,309	1,794,570	34,967

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(13,543,112)	(71,803)	(28,188)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(5,944,658)	(42,143)	(177,003)

Impairment loss not recognized for tax purposes	2,593,629	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(17,332,242)	(510,585)	(1,125)

Income (loss) for tax return purposes, December 31, 2014	$(16,790,677)	$1,275,449	$(160,636)

F-192

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2015 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$100,765	$430,054	$191,861

Operating limited partnership rents received in advance	-	-	(782)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(82,281)	(343,237)	-

Other	818,041	1,538,015	387,925

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(209,033)	(91,241)	(175,016)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(57,628)	(179,565)	(35,225)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(171,862)	(485,931)	(283,609)

Income (loss) for tax return purposes, December 31, 2014	$398,002	$868,095	$85,154

F-193

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2015 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$1,261,858	$557,776	$49,734

Operating limited partnership rents received in advance	-	-	9,626

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	-	(44,238)

Other	87,932	(125,676)	753,365

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(51,562)	(600,059)	(259,374)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(75,791)	(225,709)	(114,847)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,310,427)	(660,287)	(1,610,120)

Income (loss) for tax return purposes, December 31, 2014	$(87,990)	$(1,053,955)	$(1,215,854)

F-194

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2015 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$6,008,855	$44,840	$(935)

Operating limited partnership rents received in advance	-	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(706,182)	230,779	143,019

Other	(2,404,086)	3,736,436	32,998

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(540,340)	(594,731)	(378,697)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(81,811)	(244,689)	(194,560)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(6,733,186)	(361,790)	(131,309)

Income (loss) for tax return purposes, December 31, 2014	$(4,456,750)	$2,810,845	$(529,484)

F-195

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2015 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$2,566,425	$(149,466)	$(32,528)

Operating limited partnership rents received in advance	3,903	9,964	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(310,268)	194,588	118,662

Other	(998,553)	(201,893)	(160,568)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(621,755)	(1,317,109)	(326,229)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(377,130)	(208,093)	(126,770)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,867,783)	(117,871)	(123,520)

Income (loss) for tax return purposes, December 31, 2014	$(2,605,161)	$(1,789,880)	$(650,953)

F-196

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2015 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$359,261	$(196,280)	$(100,022)

Operating limited partnership rents received in advance	-	1,011	(18,119)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	176,928	148,216	82,426

Other	(1,485,680)	143,386	143,779

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(402,243)	(579,167)	(567,327)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(164,441)	(311,392)	(131,187)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(621,860)	(13,707)	(117,050)

Income (loss) for tax return purposes, December 31, 2014	$(2,138,035)	$(807,933)	$(707,500)

F-197

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2015 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(157,664)	$(120,423)	$(112,061)

Operating limited partnership rents received in advance	5,911	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	196,940	164,400	134,085

Other	564,376	299,285	292,863

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,274,223)	(403,406)	(503,080)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(173,483)	(394,067)	(309,689)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(119,302)	(82,415)	(86,424)

Income (loss) for tax return purposes, December 31, 2014	$(957,445)	$(536,626)	$(584,306)

F-198

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2015 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(209,771)	$(246,035)	$(56,734)

Operating limited partnership rents received in advance	1,970	-	94

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	200,016	237,564	248,290

Other	346,713	564,224	813,094

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(795,406)	(556,039)	(896,588)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(203,812)	(302,876)	(285,271)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(111,529)	(97,417)	(252,110)

Income (loss) for tax return purposes, December 31, 2014	$(771,819)	$(400,579)	$(429,225)

F-199

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2015 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$(634,723)	$(359,371)	$(1,442,530)

Operating limited partnership rents received in advance	194	1,663	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	306,780	254,628	283,200

Other	1,366,368	112,456	1,456,407

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(666,281)	(645,418)	(673,720)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(338,918)	(487,779)	(247,030)

Impairment loss not recognized for tax purposes	268,187	-	918,818

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(90,385)	(26,918)	(277,021)

Income (loss) for tax return purposes, December 31, 2014	$211,222	$(1,150,739)	$18,124

F-200

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2015 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(2,374,424)

Operating limited partnership rents received in advance	(5,466)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	249,528

Other	136,565

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(315,077)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(453,749)

Impairment loss not recognized for tax purposes	1,406,624

Operating limited partnership impairment loss not recognized for tax purposes	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(66,699)

Income (loss) for tax return purposes, December 31, 2014	$(1,422,698)

F-201

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2015 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2014	$55,728,106	$(1,258,685)	$(1,905,152)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	77,225,748	878,598	2,591,698

Impairment loss in investment in operating limited partnerships	(188,464,989)	(409,509)	(118,301)

Historic tax credits - cumulative	978,267	570,617	-

Less share of loss - three months ended March 31, 2015	(755,788)	(62,488)	(221,074)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	57,087,374	281,467	(347,171)

Investments in operating limited partnerships - as reported	$1,798,718	$-	$-

F-212

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2015 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2014	$(1,832,001)	$1,497,353	$(821,383)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,689,653	1,281,140	1,941,970

Impairment loss in investment in operating limited partnerships	(1,289,080)	(5,298,843)	(1,151,381)

Historic tax credits - cumulative	223,537	-	-

Less share of loss - three months ended March 31, 2015	(15,621)	(10,974)	(841)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,223,512	2,531,324	31,635

Investments in operating limited partnerships - as reported	$-	$-	$-

F-213

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2015 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2014	$(60,435)	$(5,205,435)	$(1,656,389)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	273,564	4,399,020	1,526,506

Impairment loss in investment in operating limited partnerships	(1,345,945)	(1,883,225)	(4,004,265)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2015	(31,239)	(57,289)	(195,417)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,164,055	2,746,929	4,329,565

Investments in operating limited partnerships - as reported	$-	$-	$-

F-214

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2015 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2014	$318,909	$(914,109)	$526,482

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	3,269,083	4,695,617	2,524,000

Impairment loss in investment in operating limited partnerships	(4,790,458)	(5,661,234)	(4,610,342)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2015	(64,727)	(39,537)	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,267,193	1,919,263	1,559,860

Investments in operating limited partnerships - as reported	$-	$-	$-

F-215

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2015 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2014	$(2,844,166)	$4,667,100	$3,976,255

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	3,913,882	7,152,320	2,003,965

Impairment loss in investment in operating limited partnerships	(9,196,909)	(13,359,327)	(7,924,274)

Historic tax credits - cumulative	-	184,113	-

Less share of loss - three months ended March 31, 2015	(56,581)	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	8,183,774	1,355,794	1,944,054

Investments in operating limited partnerships - as reported	$-	$-	$-

F-216

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2015 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2014	$1,329,494	$3,492,380	$3,631,292

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,231,532	3,920,392	2,224,599

Impairment loss in investment in operating limited partnerships	(8,069,371)	(9,244,266)	(7,264,883)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2015	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	4,508,345	1,831,494	1,408,992

Investments in operating limited partnerships - as reported	$-	$-	$-

F-217

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2015 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2014	$1,183,098	$5,783,115	$4,215,944

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	6,493,889	4,030,703	4,373,718

Impairment loss in investment in operating limited partnerships	(7,792,558)	(10,557,104)	(7,444,160)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2015	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	115,571	743,286	(1,145,502)

Investments in operating limited partnerships - as reported	$-	$-	$-

F-218

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2015 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2014	$6,586,470	$455,172	$5,161,301

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,158,206	2,647,711	2,985,744

Impairment loss in investment in operating limited partnerships	(10,641,244)	(7,024,673)	(10,714,201)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2015	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,896,568	3,921,790	2,567,156

Investments in operating limited partnerships - as reported	$-	$-	$-

F-219

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2015 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2014	$7,950,660	$366,227	$12,261,848

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	3,046,309	3,768,065	868,202

Impairment loss in investment in operating limited partnerships	(13,508,694)	(6,482,162)	(15,650,905)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2015	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	2,511,725	2,347,870	3,358,960

Investments in operating limited partnerships - as reported	$-	$-	$838,105

F-220

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2015 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2014	$8,822,761

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	335,662

Impairment loss in investment in operating limited partnerships	(13,027,675)

Historic tax credits - cumulative	-

Less share of loss - three months ended March 31, 2015	-

Operating limited partnership impairment loss not recognized for tax purposes	-

Other	4,829,865

Investments in operating limited partnerships - as reported	$960,613

F-221

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

F-231

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE F - CASH EQUIVALENTS

Cash equivalents of $23,664,318 and $12,772,584 as of March 31, 2015 and 2014, respectively, include money market accounts with interest rates ranging from 0.10% to 0.35% per annum.

NOTE G - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Fund has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2015.

NOTE H - SUBSEQUENT EVENTS

Subsequent to March 31, 2015, the Fund has entered into agreements to either sell or transfer its interests in eight operating limited partnerships, all of which closed by June 2015. The sales price and other terms for the disposition of the operating limited partnerships has been determined. The proceeds received for the operating limited partnerships were $3,420,500. The gain on the dispositions of these operating limited partnerships was $3,394,500 and was recognized in the first quarter of the fiscal year ended 2016.

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