Form 10-K, Exhibit 13
period 2016-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2016-06-23
CIK 913778

Exhibit 13

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

BOSTON CAPITAL TAX CREDIT FUND IV L.P. -

SERIES 20 THROUGH SERIES 46

MARCH 31, 2016 AND 2015

F-1

Boston Capital Tax Credit Fund IV L.P. -

Series 20 through Series 46

Schedules not listed are omitted because of the absence of the conditions under which they are required or the information is included in the financial statements or the notes thereto.

F-2

Report of Independent Registered Public Accounting Firm

To the Partners
Boston Capital Tax Credit Fund IV Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund IV Limited Partnership - Series 20 through Series 46 (the "Partnership"), in total and for each series, as of March 31, 2016 and 2015, and the related statements of operations, changes in partners' capital (deficit) and cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2016. The Partnership's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

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

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund IV Limited Partnership - Series 20 through Series 46, in total and for each series, as of March 31, 2016 and 2015, and the results of its operations and its cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/CohnReznick LLP
COHNREZNICK LLP

Bethesda, Maryland
June 23, 2016

F-3

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2016 and 2015

	Total
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$1,798,718

OTHER ASSETS
Cash and cash equivalents	21,728,069	23,720,352
Notes receivable	22,790	22,790
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	164,773	412,350

	$21,915,632	$25,954,210

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$685,806	$182,339
Accounts payable - affiliates	49,270,814	52,101,042
Capital contributions payable	578,113	587,465

	50,534,733	52,870,846
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 issued and 83,428,546 and 83,569,146 outstanding at March 31, 2016 and 2015, respectively.	(21,290,383)	(19,481,250)
General partner	(7,328,718)	(7,435,386)

	(28,619,101)	(26,916,636)

	$21,915,632	$25,954,210

(continued)

F-4

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 20
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	180,896	310,195
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$180,896	$310,195

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	1,442,059	1,504,687
Capital contributions payable	-	-

	1,442,059	1,504,687
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 issued and 3,843,500 and 3,857,700 outstanding at March 31, 2016 and 2015, respectively.	(940,299)	(874,295)
General partner	(320,864)	(320,197)

	(1,261,163)	(1,194,492)

	$180,896	$310,195

(continued)

F-5

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 21
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	425,168	127,394
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	3,000

	$425,168	$130,394

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$5,000
Accounts payable - affiliates	1,460,365	1,440,389
Capital contributions payable	-	-

	1,460,365	1,445,389
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 issued and 1,881,000 and 1,888,200 outstanding at March 31, 2016 and 2015, respectively.	(862,894)	(1,139,894)
General partner	(172,303)	(175,101)

	(1,035,197)	(1,314,995)

	$425,168	$130,394

(continued)

F-6

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 22
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	295,650	117,048
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$295,650	$117,048

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,819,689	2,809,752
Capital contributions payable	-	9,352

	2,819,689	2,819,104
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 issued and 2,559,800 and 2,560,800 outstanding at March 31, 2016 and 2015, respectively.	(2,279,715)	(2,455,952)
General partner	(244,324)	(246,104)

	(2,524,039)	(2,702,056)

	$295,650	$117,048

(continued)

F-7

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 23
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	219,677	205,359
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$219,677	$205,359

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,052,312	2,206,713
Capital contributions payable	-	-

	2,052,312	2,206,713
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 issued and 3,323,327 and 3,333,227 outstanding at March 31, 2016 and 2015, respectively.	(1,529,462)	(1,696,494)
General partner	(303,173)	(304,860)

	(1,832,635)	(2,001,354)

	$219,677	$205,359

(continued)

F-8

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 24
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	502,552	1,005,871
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	80,040

	$502,552	$1,085,911

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$6,335
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	6,335
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 issued and 2,158,878 and 2,162,378 outstanding at March 31, 2016 and 2015, respectively.	676,778	1,254,077
General partner	(174,226)	(174,501)

	502,552	1,079,576

	$502,552	$1,085,911

(continued)

F-9

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 25
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	395,797	3,811,919
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	1,250	1,250

	$397,047	$3,813,169

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 issued and 3,020,309 and 3,024,509 outstanding at March 31, 2016 and 2015, respectively.	616,693	4,032,481
General partner	(219,646)	(219,312)

	397,047	3,813,169

	$397,047	$3,813,169

(continued)

F-10

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 26
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	809,362	3,013,320
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	69,000

	$809,362	$3,082,320

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$4,960	$20,467
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	4,960	20,467
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 issued and 3,983,600 and 3,990,700 outstanding at March 31, 2016 and 2015, respectively.	1,114,701	3,371,487
General partner	(310,299)	(309,634)

	804,402	3,061,853

	$809,362	$3,082,320

(continued)

F-11

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 27
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	899,636	1,051,663
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$899,636	$1,051,663

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 issued and 2,453,500 and 2,459,700 outstanding at March 31, 2016 and 2015, respectively.	1,097,087	1,247,594
General partner	(197,451)	(195,931)

	899,636	1,051,663

	$899,636	$1,051,663

(continued)

F-12

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 28
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	884,427	5,774,634
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	1,250

	$884,427	$5,775,884

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$7,500	$3,000
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	7,500	3,000
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 issued and 3,994,238 and 3,998,738 outstanding at March 31, 2016 and 2015, respectively.	1,149,995	6,058,903
General partner	(273,068)	(286,019)

	876,927	5,772,884

	$884,427	$5,775,884

(continued)

F-13

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 29
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	618,758	501,274
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$618,758	$501,274

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$1,500
Accounts payable - affiliates	3,578,505	3,814,638
Capital contributions payable	8,235	8,235

	3,586,740	3,824,373
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 issued and 3,980,400 and 3,989,500 outstanding at March 31, 2016 and 2015, respectively.	(2,599,655)	(2,951,221)
General partner	(368,327)	(371,878)

	(2,967,982)	(3,323,099)

	$618,758	$501,274

(continued)

F-14

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 30
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	304,293	322,775
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	51,500

	$304,293	$374,275

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	1,572,292	1,833,832
Capital contributions payable	105,139	105,139

	1,677,431	1,938,971
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 issued and 2,636,000 and 2,643,000 outstanding at March 31, 2016 and 2015, respectively.	(1,132,351)	(1,321,993)
General partner	(240,787)	(242,703)

	(1,373,138)	(1,564,696)

	$304,293	$374,275

(continued)

F-15

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 31
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,351,761	3,106,480
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	25,000	25,000

	$1,376,761	$3,131,480

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$3,000	$-
Accounts payable - affiliates	-	2,902,513
Capital contributions payable	66,294	66,294

	69,294	2,968,807
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 issued and 4,396,557 and 4,409,757 outstanding at March 31, 2016 and 2015, respectively.	1,673,651	540,305
General partner	(366,184)	(377,632)

	1,307,467	162,673

	$1,376,761	$3,131,480

(continued)

F-16

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 32
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,061,685	354,807
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$1,061,685	$354,807

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$7,000	$993
Accounts payable - affiliates	3,366,055	3,280,553
Capital contributions payable	1,229	1,229

	3,374,284	3,282,775
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 issued and 4,740,698 and 4,748,198 outstanding at March 31, 2016 and 2015, respectively.	(1,883,110)	(2,492,325)
General partner	(429,489)	(435,643)

	(2,312,599)	(2,927,968)

	$1,061,685	$354,807

(continued)

F-17

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 33
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,266,455	281,704
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$1,266,455	$281,704

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$4,053
Accounts payable - affiliates	2,025,236	2,060,048
Capital contributions payable	69,154	69,154

	2,094,390	2,133,255
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 issued and 2,628,033 and 2,635,533 outstanding at March 31, 2016 and 2015, respectively.	(593,876)	(1,607,256)
General partner	(234,059)	(244,295)

	(827,935)	(1,851,551)

	$1,266,455	$281,704

(continued)

F-18

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 34
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	674,173	838,027
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$674,173	$838,027

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$5,802
Accounts payable - affiliates	3,603,434	4,077,757
Capital contributions payable	-	-

	3,603,434	4,083,559
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 issued and 3,523,019 and 3,523,219 outstanding at March 31, 2016 and 2015, respectively.	(2,599,579)	(2,912,687)
General partner	(329,682)	(332,845)

	(2,929,261)	(3,245,532)

	$674,173	$838,027

(continued)

F-19

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 35
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,693,223	231,626
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$1,693,223	$231,626

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$1,500
Accounts payable - affiliates	2,494,235	2,405,390
Capital contributions payable	-	-

	2,494,235	2,406,890
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 issued and 3,293,763 and 3,295,763 outstanding at March 31, 2016 and 2015, respectively.	(510,977)	(1,871,486)
General partner	(290,035)	(303,778)

	(801,012)	(2,175,264)

	$1,693,223	$231,626

(continued)

F-20

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 36
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	979,340	430,583
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$979,340	$430,583

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$133,500	$131,000
Accounts payable - affiliates	1,292,536	1,190,777
Capital contributions payable	-	-

	1,426,036	1,321,777
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,838 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,838 issued and 2,098,204 and 2,102,504 outstanding at March 31, 2016 and 2015, respectively.	(263,566)	(703,619)
General partner	(183,130)	(187,575)

	(446,696)	(891,194)

	$979,340	$430,583

(continued)

F-21

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 37
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	340,689	345,467
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$340,689	$345,467

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$1,024
Accounts payable - affiliates	2,501,407	2,344,087
Capital contributions payable	138,438	138,438

	2,639,845	2,483,549
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 issued and 2,507,500 and 2,512,500 outstanding at March 31, 2016 and 2015, respectively.	(2,060,600)	(1,901,137)
General partner	(238,556)	(236,945)

	(2,299,156)	(2,138,082)

	$340,689	$345,467

(continued)

F-22

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 38
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	333,474	280,864
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$333,474	$280,864

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$4,779	$-
Accounts payable - affiliates	2,020,632	1,881,232
Capital contributions payable	-	-

	2,025,411	1,881,232
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 issued and 2,540,100 and 2,543,100 outstanding at March 31, 2016 and 2015, respectively.	(1,456,733)	(1,366,080)
General partner	(235,204)	(234,288)

	(1,691,937)	(1,600,368)

	$333,474	$280,864

(continued)

F-23

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 39
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	313,691	166,118
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$313,691	$166,118

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$4,894	$-
Accounts payable - affiliates	1,775,213	1,681,984
Capital contributions payable	-	-

	1,780,107	1,681,984
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,151 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,151 issued and 2,290,151 and 2,291,151 outstanding at March 31, 2016 and 2015, respectively.	(1,255,309)	(1,304,265)
General partner	(211,107)	(211,601)

	(1,466,416)	(1,515,866)

	$313,691	$166,118

(continued)

F-24

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 40
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	510,705	97,731
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$510,705	$97,731

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$5,000	$-
Accounts payable - affiliates	2,862,316	3,039,139
Capital contributions payable	102	102

	2,867,418	3,039,241
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 issued and 2,623,756 and 2,628,756 outstanding at March 31, 2016 and 2015, respectively.	(2,108,202)	(2,687,151)
General partner	(248,511)	(254,359)

	(2,356,713)	(2,941,510)

	$510,705	$97,731

(continued)

F-25

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 41
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	331,029	158,957
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	1,218	1,218

	$332,247	$160,175

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	3,161,663	3,292,504
Capital contributions payable	100	100

	3,161,763	3,292,604
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 at March 31, 2016 and 2015 issued and outstanding	(2,552,052)	(2,851,936)
General partner	(277,464)	(280,493)

	(2,829,516)	(3,132,429)

	$332,247	$160,175

(continued)

F-26

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 42
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	3,412,757	420,023
Notes receivable	22,790	22,790
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	51,003	90,963

	$3,486,550	$533,776

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$1,665
Accounts payable - affiliates	2,141,040	2,319,763
Capital contributions payable	73,433	73,433

	2,214,473	2,394,861
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 issued and 2,736,262 and 2,744,262 outstanding at March 31, 2016 and 2015, respectively.	1,500,294	(1,601,536)
General partner	(228,217)	(259,549)

	1,272,077	(1,861,085)

	$3,486,550	$533,776

(continued)

F-27

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 43
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	2,886,991	354,147
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	82,514	85,341

	$2,969,505	$439,488

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	3,061,116	2,855,008
Capital contributions payable	99,265	99,265

	3,160,381	2,954,273
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 at March 31, 2016 and 2015 issued and outstanding	132,554	(2,168,116)
General partner	(323,430)	(346,669)

	(190,876)	(2,514,785)

	$2,969,505	$439,488

(continued)

F-28

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 44
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	44,503	9,744
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$44,503	$9,744

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,331,303	1,973,504
Capital contributions payable	-	-

	2,331,303	1,973,504
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,973 issued and 2,699,973 and 2,701,973 outstanding at March 31, 2016 and 2015, respectively.	(2,026,484)	(1,706,674)
General partner	(260,316)	(257,086)

	(2,286,800)	(1,963,760)

	$44,503	$9,744

(continued)

F-29

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 45
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$838,105

OTHER ASSETS
Cash and cash equivalents	748,100	147,398
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	-	-

	$748,100	$985,503

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$515,173	$-
Accounts payable - affiliates	2,058,519	1,760,413
Capital contributions payable	16,724	16,724

	2,590,416	1,777,137
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 at March 31, 2016 and 2015 issued and outstanding	(1,470,231)	(430,056)
General partner	(372,085)	(361,578)

	(1,842,316)	(791,634)

	$748,100	$985,503

(continued)

F-30

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 46
	2016	2015
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$960,613

OTHER ASSETS
Cash and cash equivalents	243,277	255,224
Notes receivable	-	-
Deferred acquisition costs, net of accumulated amortization	-	-
Other assets	3,788	3,788

	$247,065	$1,219,625

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	1,650,887	1,426,359
Capital contributions payable	-	-

	1,650,887	1,426,359
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 issued and 2,971,998 and 2,979,998 outstanding at March 31, 2016 and 2015, respectively.	(1,127,041)	58,076
General partner	(276,781)	(264,810)

	(1,403,822)	(206,734)

	$247,065	$1,219,625

(see notes to financial statements)

F-31

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

Years ended March 31, 2016 and 2015

	Total
	2016	2015
Income
Interest income	$76,212	$45,767
Miscellaneous	1,064,441	629,169

	1,140,653	674,936

Share of income (losses) from operating limited partnerships *	15,114,264	11,837,639

Expenses and loss
Fund management fee	3,064,018	3,348,748
Amortization	-	66,792
General and administrative expenses	475,546	456,119
Professional fees	584,535	626,646
Impairment loss	1,464,002	2,593,629

	5,588,101	7,091,934

NET INCOME (LOSS)	$10,666,816	$5,420,641

Net income (loss) allocated to general partner	$106,668	$54,208

Net income (loss) allocated to limited partners	$10,560,148	$5,366,433

Net income (loss) per BAC	$0.13	$0.06

* Includes $15,520,223 and $12,941,795, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-32

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 20
	2016	2015
Income
Interest income	$529	$492
Miscellaneous	64	64

	593	556

Share of income (losses) from operating limited partnerships *	-	70,580

Expenses and loss
Fund management fee	28,405	(56,541)
Amortization	-	-
General and administrative expenses	20,033	19,121
Professional fees	18,826	19,722
Impairment loss	-	-

	67,264	(17,698)

NET INCOME (LOSS)	$(66,671)	$88,834

Net income (loss) allocated to general partner	$(667)	$888

Net income (loss) allocated to limited partners	$(66,004)	$87,946

Net income (loss) per BAC	$(0.02)	$0.02

* Includes $- and $70,580, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-33

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 21
	2016	2015
Income
Interest income	$856	$330
Miscellaneous	859	859

	1,715	1,189

Share of income (losses) from operating limited partnerships *	326,273	-

Expenses and loss
Fund management fee	21,102	20,249
Amortization	-	-
General and administrative expenses	13,792	13,238
Professional fees	13,296	14,357
Impairment loss	-	-

	48,190	47,844

NET INCOME (LOSS)	$279,798	$(46,655)

Net income (loss) allocated to general partner	$2,798	$(467)

Net income (loss) allocated to limited partners	$277,000	$(46,188)

Net income (loss) per BAC	$0.15	$(0.02)

* Includes $326,273 and $-, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-34

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 22
	2016	2015
Income
Interest income	$304	$143
Miscellaneous	433	284

	737	427

Share of income (losses) from operating limited partnerships *	248,148	166,896

Expenses and loss
Fund management fee	36,899	32,524
Amortization	-	-
General and administrative expenses	16,518	15,740
Professional fees	17,451	18,294
Impairment loss	-	-

	70,868	66,558

NET INCOME (LOSS)	$178,017	$100,765

Net income (loss) allocated to general partner	$1,780	$1,008

Net income (loss) allocated to limited partners	$176,237	$99,757

Net income (loss) per BAC	$0.07	$0.04

* Includes $248,148 and $166,896, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-35

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 23
	2016	2015
Income
Interest income	$483	$194
Miscellaneous	3,243	7,590

	3,726	7,784

Share of income (losses) from operating limited partnerships *	247,429	426,346

Expenses and loss
Fund management fee	43,489	(32,141)
Amortization	-	-
General and administrative expenses	19,526	18,345
Professional fees	19,421	17,872
Impairment loss	-	-

	82,436	4,076

NET INCOME (LOSS)	$168,719	$430,054

Net income (loss) allocated to general partner	$1,687	$4,301

Net income (loss) allocated to limited partners	$167,032	$425,753

Net income (loss) per BAC	$0.05	$0.13

* Includes $247,429 and $426,346, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-36

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 24
	2016	2015
Income
Interest income	$1,870	$2,514
Miscellaneous	87,251	3,890

	89,121	6,404

Share of income (losses) from operating limited partnerships *	16,675	207,327

Expenses and loss
Fund management fee	44,494	(19,728)
Amortization	-	-
General and administrative expenses	16,083	15,838
Professional fees	17,757	25,760
Impairment loss	-	-

	78,334	21,870

NET INCOME (LOSS)	$27,462	$191,861

Net income (loss) allocated to general partner	$275	$1,919

Net income (loss) allocated to limited partners	$27,187	$189,942

Net income (loss) per BAC	$0.01	$0.09

* Includes $16,675 and $207,327, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-37

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 25
	2016	2015
Income
Interest income	$7,340	$10,568
Miscellaneous	10,178	10,178

	17,518	20,746

Share of income (losses) from operating limited partnerships *	-	1,295,124

Expenses and loss
Fund management fee	16,376	19,401
Amortization	-	-
General and administrative expenses	18,219	17,700
Professional fees	16,299	16,911
Impairment loss	-	-

	50,894	54,012

NET INCOME (LOSS)	$(33,376)	$1,261,858

Net income (loss) allocated to general partner	$(334)	$12,619

Net income (loss) allocated to limited partners	$(33,042)	$1,249,239

Net income (loss) per BAC	$(0.01)	$0.41

* Includes $- and $1,295,124, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-38

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 26
	2016	2015
Income
Interest income	$4,316	$5,148
Miscellaneous	5,412	4,649

	9,728	9,797

Share of income (losses) from operating limited partnerships *	59,000	647,125

Expenses and loss
Fund management fee	82,137	41,257
Amortization	-	-
General and administrative expenses	22,585	22,307
Professional fees	30,477	35,582
Impairment loss	-	-

	135,199	99,146

NET INCOME (LOSS)	$(66,471)	$557,776

Net income (loss) allocated to general partner	$(665)	$5,578

Net income (loss) allocated to limited partners	$(65,806)	$552,198

Net income (loss) per BAC	$(0.02)	$0.14

* Includes $59,000 and $647,125, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-39

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 27
	2016	2015
Income
Interest income	$2,553	$3,558
Miscellaneous	12,965	8,514

	15,518	12,072

Share of income (losses) from operating limited partnerships *	-	237,896

Expenses and loss
Fund management fee	132,052	140,938
Amortization	-	-
General and administrative expenses	16,464	16,136
Professional fees	19,029	43,160
Impairment loss	-	-

	167,545	200,234

NET INCOME (LOSS)	$(152,027)	$49,734

Net income (loss) allocated to general partner	$(1,520)	$497

Net income (loss) allocated to limited partners	$(150,507)	$49,237

Net income (loss) per BAC	$(0.06)	$0.02

* Includes $- and $237,896, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-40

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 28
	2016	2015
Income
Interest income	$13,092	$14,044
Miscellaneous	14,489	264,302

	27,581	278,346

Share of income (losses) from operating limited partnerships *	1,405,521	5,854,818

Expenses and loss
Fund management fee	87,298	79,376
Amortization	-	-
General and administrative expenses	22,039	19,324
Professional fees	28,653	25,609
Impairment loss	-	-

	137,990	124,309

NET INCOME (LOSS)	$1,295,112	$6,008,855

Net income (loss) allocated to general partner	$12,951	$60,089

Net income (loss) allocated to limited partners	$1,282,161	$5,948,766

Net income (loss) per BAC	$0.32	$1.49

* Includes $1,405,521 and $5,854,818, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-41

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 29
	2016	2015
Income
Interest income	$1,078	$704
Miscellaneous	278,558	1,700

	279,636	2,404

Share of income (losses) from operating limited partnerships *	199,000	278,493

Expenses and loss
Fund management fee	73,241	183,052
Amortization	-	-
General and administrative expenses	20,428	20,216
Professional fees	29,850	32,789
Impairment loss	-	-

	123,519	236,057

NET INCOME (LOSS)	$355,117	$44,840

Net income (loss) allocated to general partner	$3,551	$448

Net income (loss) allocated to limited partners	$351,566	$44,392

Net income (loss) per BAC	$0.09	$0.01

* Includes $199,000 and $278,493, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-42

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 30
	2016	2015
Income
Interest income	$1,178	$677
Miscellaneous	1,522	1,522

	2,700	2,199

Share of income (losses) from operating limited partnerships *	273,454	94,887

Expenses and loss
Fund management fee	44,854	61,708
Amortization	-	-
General and administrative expenses	15,954	15,913
Professional fees	23,788	20,400
Impairment loss	-	-

	84,596	98,021

NET INCOME (LOSS)	$191,558	$(935)

Net income (loss) allocated to general partner	$1,916	$(9)

Net income (loss) allocated to limited partners	$189,642	$(926)

Net income (loss) per BAC	$0.07	$-

* Includes $273,454 and $94,887, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-43

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 31
	2016	2015
Income
Interest income	$3,356	$1,279
Miscellaneous	592	928

	3,948	2,207

Share of income (losses) from operating limited partnerships *	1,328,188	2,840,263

Expenses and loss
Fund management fee	138,043	227,575
Amortization	-	-
General and administrative expenses	21,962	20,366
Professional fees	27,337	28,104
Impairment loss	-	-

	187,342	276,045

NET INCOME (LOSS)	$1,144,794	$2,566,425

Net income (loss) allocated to general partner	$11,448	$25,664

Net income (loss) allocated to limited partners	$1,133,346	$2,540,761

Net income (loss) per BAC	$0.26	$0.58

* Includes $1,328,188 and $2,840,263, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-44

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 32
	2016	2015
Income
Interest income	$1,415	$421
Miscellaneous	16,550	16,778

	17,965	17,199

Share of income (losses) from operating limited partnerships *	825,886	107,673

Expenses and loss
Fund management fee	184,876	233,246
Amortization	-	-
General and administrative expenses	21,384	20,109
Professional fees	22,222	20,983
Impairment loss	-	-

	228,482	274,338

NET INCOME (LOSS)	$615,369	$(149,466)

Net income (loss) allocated to general partner	$6,154	$(1,495)

Net income (loss) allocated to limited partners	$609,215	$(147,971)

Net income (loss) per BAC	$0.13	$(0.03)

* Includes $825,886 and $107,673, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-45

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 33
	2016	2015
Income
Interest income	$2,172	$529
Miscellaneous	8,953	2,777

	11,125	3,306

Share of income (losses) from operating limited partnerships *	1,097,000	53,079

Expenses and loss
Fund management fee	52,507	59,029
Amortization	-	-
General and administrative expenses	14,920	14,437
Professional fees	17,082	15,447
Impairment loss	-	-

	84,509	88,913

NET INCOME (LOSS)	$1,023,616	$(32,528)

Net income (loss) allocated to general partner	$10,236	$(325)

Net income (loss) allocated to limited partners	$1,013,380	$(32,203)

Net income (loss) per BAC	$0.39	$(0.01)

* Includes $1,097,000 and $53,079, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-46

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 34
	2016	2015
Income
Interest income	$18,192	$493
Miscellaneous	91,875	18,332

	110,067	18,825

Share of income (losses) from operating limited partnerships *	328,000	502,727

Expenses and loss
Fund management fee	83,189	126,065
Amortization	-	-
General and administrative expenses	17,895	17,187
Professional fees	20,712	19,039
Impairment loss	-	-

	121,796	162,291

NET INCOME (LOSS)	$316,271	$359,261

Net income (loss) allocated to general partner	$3,163	$3,593

Net income (loss) allocated to limited partners	$313,108	$355,668

Net income (loss) per BAC	$0.09	$0.10

* Includes $328,000 and $502,727, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-47

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 35
	2016	2015
Income
Interest income	$2,723	$339
Miscellaneous	18,972	10,324

	21,695	10,663

Share of income (losses) from operating limited partnerships *	1,504,603	-

Expenses and loss
Fund management fee	116,442	173,231
Amortization	-	-
General and administrative expenses	17,520	16,748
Professional fees	18,084	16,964
Impairment loss	-	-

	152,046	206,943

NET INCOME (LOSS)	$1,374,252	$(196,280)

Net income (loss) allocated to general partner	$13,743	$(1,963)

Net income (loss) allocated to limited partners	$1,360,509	$(194,317)

Net income (loss) per BAC	$0.41	$(0.06)

* Includes $1,504,603 and $-, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-48

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 36
	2016	2015
Income
Interest income	$1,073	$1,117
Miscellaneous	19,215	21,885

	20,288	23,002

Share of income (losses) from operating limited partnerships *	571,611	25,054

Expenses and loss
Fund management fee	116,517	118,401
Amortization	-	-
General and administrative expenses	14,281	13,554
Professional fees	16,603	16,123
Impairment loss	-	-

	147,401	148,078

NET INCOME (LOSS)	$444,498	$(100,022)

Net income (loss) allocated to general partner	$4,445	$(1,000)

Net income (loss) allocated to limited partners	$440,053	$(99,022)

Net income (loss) per BAC	$0.21	$(0.05)

* Includes $571,611 and $25,054, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-49

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 37
	2016	2015
Income
Interest income	$728	$657
Miscellaneous	14,312	24,632

	15,040	25,289

Share of income (losses) from operating limited partnerships	-	-

Expenses and loss
Fund management fee	145,806	153,440
Amortization	-	-
General and administrative expenses	14,502	13,828
Professional fees	15,806	15,685
Impairment loss	-	-

	176,114	182,953

NET INCOME (LOSS)	$(161,074)	$(157,664)

Net income (loss) allocated to general partner	$(1,611)	$(1,577)

Net income (loss) allocated to limited partners	$(159,463)	$(156,087)

Net income (loss) per BAC	$(0.06)	$(0.06)

(continued)

F-50

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 38
	2016	2015
Income
Interest income	$425	$291
Miscellaneous	51,982	55,454

	52,407	55,745

Share of income (losses) from operating limited partnerships *	32,421	-

Expenses and loss
Fund management fee	143,708	145,085
Amortization	-	-
General and administrative expenses	15,431	14,457
Professional fees	17,258	16,626
Impairment loss	-	-

	176,397	176,168

NET INCOME (LOSS)	$(91,569)	$(120,423)

Net income (loss) allocated to general partner	$(916)	$(1,204)

Net income (loss) allocated to limited partners	$(90,653)	$(119,219)

Net income (loss) per BAC	$(0.04)	$(0.05)

* Includes $32,421 and $-, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-51

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 39
	2016	2015
Income
Interest income	$377	$316
Miscellaneous	90,900	11,975

	91,277	12,291

Share of income (losses) from operating limited partnerships *	102,774	29,999

Expenses and loss
Fund management fee	112,093	125,063
Amortization	-	-
General and administrative expenses	14,201	13,397
Professional fees	18,307	15,891
Impairment loss	-	-

	144,601	154,351

NET INCOME (LOSS)	$49,450	$(112,061)

Net income (loss) allocated to general partner	$494	$(1,121)

Net income (loss) allocated to limited partners	$48,956	$(110,940)

Net income (loss) per BAC	$0.02	$(0.05)

* Includes $102,774 and $29,999, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-52

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 40
	2016	2015
Income
Interest income	$185	$78
Miscellaneous	11,167	10,726

	11,352	10,804

Share of income (losses) from operating limited partnerships *	790,011	-

Expenses and loss
Fund management fee	180,377	185,409
Amortization	-	-
General and administrative expenses	15,212	14,930
Professional fees	20,977	20,236
Impairment loss	-	-

	216,566	220,575

NET INCOME (LOSS)	$584,797	$(209,771)

Net income (loss) allocated to general partner	$5,848	$(2,098)

Net income (loss) allocated to limited partners	$578,949	$(207,673)

Net income (loss) per BAC	$0.22	$(0.08)

* Includes $790,011 and $-, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-53

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 41
	2016	2015
Income
Interest income	$728	$459
Miscellaneous	75,255	14,436

	75,983	14,895

Share of income (losses) from operating limited partnerships *	457,440	-

Expenses and loss
Fund management fee	184,568	219,433
Amortization	-	-
General and administrative expenses	17,842	16,613
Professional fees	28,100	24,884
Impairment loss	-	-

	230,510	260,930

NET INCOME (LOSS)	$302,913	$(246,035)

Net income (loss) allocated to general partner	$3,029	$(2,460)

Net income (loss) allocated to limited partners	$299,884	$(243,575)

Net income (loss) per BAC	$0.10	$(0.08)

* Includes $457,440 and $-, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-54

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 42
	2016	2015
Income
Interest income	$5,362	$373
Miscellaneous	112,298	50,424

	117,660	50,797

Share of income (losses) from operating limited partnerships *	3,214,695	103,508

Expenses and loss
Fund management fee	156,727	163,766
Amortization	-	-
General and administrative expenses	16,599	16,143
Professional fees	25,867	31,130
Impairment loss	-	-

	199,193	211,039

NET INCOME (LOSS)	$3,133,162	$(56,734)

Net income (loss) allocated to general partner	$31,332	$(567)

Net income (loss) allocated to limited partners	$3,101,830	$(56,167)

Net income (loss) per BAC	$1.13	$(0.02)

* Includes $3,214,695 and $103,508, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-55

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 43
	2016	2015
Income
Interest income	$4,813	$427
Miscellaneous	66,760	62,080

	71,573	62,507

Share of income (losses) from operating limited partnerships*	2,492,094	(47,235)

Expenses and loss
Fund management fee	193,844	268,035
Amortization	-	66,792
General and administrative expenses	19,467	18,606
Professional fees	26,447	28,375
Impairment loss	-	268,187

	239,758	649,995

NET INCOME (LOSS)	$2,323,909	$(634,723)

Net income (loss) allocated to general partner	$23,239	$(6,347)

Net income (loss) allocated to limited partners	$2,300,670	$(628,376)

Net income (loss) per BAC	$0.63	$(0.17)

* Includes $2,492,094 and $-, respectively, in 2016 and 2015 from gain on disposal of operating limited partnership.

(continued)

F-56

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 44
	2016	2015
Income
Interest income	$20	$16
Miscellaneous	10,349	584

	10,369	600

Share of income (losses) from operating limited partnerships	(82,095)	(118,343)

Expenses and loss
Fund management fee	219,779	206,520
Amortization	-	-
General and administrative expenses	14,871	14,832
Professional fees	16,664	20,276
Impairment loss	-	-

	251,314	241,628

NET INCOME (LOSS)	$(323,040)	$(359,371)

Net income (loss) allocated to general partner	$(3,230)	$(3,594)

Net income (loss) allocated to limited partners	$(319,810)	$(355,777)

Net income (loss) per BAC	$(0.12)	$(0.13)

(continued)

F-57

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 45
	2016	2015
Income
Interest income	$405	$104
Miscellaneous	41,174	24,282

	41,579	24,386

Share of income (losses) from operating limited partnerships	(169,344)	(239,227)

Expenses and loss
Fund management fee	206,958	247,550
Amortization	-	-
General and administrative expenses	20,734	20,371
Professional fees	33,727	40,950
Impairment loss	661,498	918,818

	922,917	1,227,689

NET INCOME (LOSS)	$(1,050,682)	$(1,442,530)

Net income (loss) allocated to general partner	$(10,507)	$(14,425)

Net income (loss) allocated to limited partners	$(1,040,175)	$(1,428,105)

Net income (loss) per BAC	$(0.26)	$(0.36)

(continued)

F-58

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 46
	2016	2015
Income
Interest income	$639	$496
Miscellaneous	19,113	-

	19,752	496

Share of income (losses) from operating limited partnerships	(154,520)	(699,351)

Expenses and loss
Fund management fee	218,237	226,805
Amortization	-	-
General and administrative expenses	17,084	16,663
Professional fees	24,495	25,477
Impairment loss	802,504	1,406,624

	1,062,320	1,675,569

NET INCOME (LOSS)	$(1,197,088)	$(2,374,424)

Net income (loss) allocated to general partner	$(11,971)	$(23,744)

Net income (loss) allocated to limited partners	$(1,185,117)	$(2,350,680)

Net income (loss) per BAC	$(0.40)	$(0.79)

(see notes to financial statements)

F-59

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2016 and 2015

Total	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(24,847,683)	$(7,489,594)	$(32,337,277)

Net income (loss)	5,366,433	54,208	5,420,641

Partners’ capital (deficit), March 31, 2015	(19,481,250)	(7,435,386)	(26,916,636)

Distributions	(12,369,281)	-	(12,369,281)

Net income (loss)	10,560,148	106,668	10,666,816

Partners’ capital (deficit), March 31, 2016	$(21,290,383)	$(7,328,718)	$(28,619,101)

Series 20	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(962,241)	$(321,085)	$(1,283,326)

Net income (loss)	87,946	888	88,834

Partners’ capital (deficit), March 31, 2015	(874,295)	(320,197)	(1,194,492)

Distributions	-	-	-

Net income (loss)	(66,004)	(667)	(66,671)

Partners’ capital (deficit), March 31, 2016	$(940,299)	$(320,864)	$(1,261,163)

Series 21	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(1,093,706)	$(174,634)	$(1,268,340)

Net income (loss)	(46,188)	(467)	(46,655)

Partners’ capital (deficit), March 31, 2015	(1,139,894)	(175,101)	(1,314,995)

Distributions	-	-	-

Net income (loss)	277,000	2,798	279,798

Partners’ capital (deficit), March 31, 2016	$(862,894)	$(172,303)	$(1,035,197)

Series 22	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(2,555,709)	$(247,112)	$(2,802,821)

Net income (loss)	99,757	1,008	100,765

Partners’ capital (deficit), March 31, 2015	(2,455,952)	(246,104)	(2,702,056)

Distributions	-	-	-

Net income (loss)	176,237	1,780	178,017

Partners’ capital (deficit), March 31, 2016	$(2,279,715)	$(244,324)	$(2,524,039)

(continued)

F-60

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2016 and 2015

Series 23	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(2,122,247)	$(309,161)	$(2,431,408)

Net income (loss)	425,753	4,301	430,054

Partners’ capital (deficit), March 31, 2015	(1,696,494)	(304,860)	(2,001,354)

Distributions	-	-	-

Net income (loss)	167,032	1,687	168,719

Partners’ capital (deficit), March 31, 2016	$(1,529,462)	$(303,173)	$(1,832,635)

Series 24	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$1,064,135	$(176,420)	$887,715

Net income (loss)	189,942	1,919	191,861

Partners’ capital (deficit), March 31, 2015	1,254,077	(174,501)	1,079,576

Distributions	(604,486)	-	(604,486)

Net income (loss)	27,187	275	27,462

Partners’ capital (deficit), March 31, 2016	$676,778	$(174,226)	$502,552

Series 25	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$2,783,242	$(231,931)	$2,551,311

Net income (loss)	1,249,239	12,619	1,261,858

Partners’ capital (deficit), March 31, 2015	4,032,481	(219,312)	3,813,169

Distributions	(3,382,746)	-	(3,382,746)

Net income (loss)	(33,042)	(334)	(33,376)

Partners’ capital (deficit), March 31, 2016	$616,693	$(219,646)	$397,047

Series 26	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$2,819,289	$(315,212)	$2,504,077

Net income (loss)	552,198	5,578	557,776

Partners’ capital (deficit), March 31, 2015	3,371,487	(309,634)	3,061,853

Distributions	(2,190,980)	-	(2,190,980)

Net income (loss)	(65,806)	(665)	(66,471)

Partners’ capital (deficit), March 31, 2016	$1,114,701	$(310,299)	$804,402

(continued)

F-61

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2016 and 2015

Series 27	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$1,198,357	$(196,428)	$1,001,929

Net income (loss)	49,237	497	49,734

Partners’ capital (deficit), March 31, 2015	1,247,594	(195,931)	1,051,663

Distributions	-	-	-

Net income (loss)	(150,507)	(1,520)	(152,027)

Partners’ capital (deficit), March 31, 2016	$1,097,087	$(197,451)	$899,636

Series 28	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$110,137	$(346,108)	$(235,971)

Net income (loss)	5,948,766	60,089	6,008,855

Partners’ capital (deficit), March 31, 2015	6,058,903	(286,019)	5,772,884

Distributions	(6,191,069)	-	(6,191,069)

Net income (loss)	1,282,161	12,951	1,295,112

Partners’ capital (deficit), March 31, 2016	$1,149,995	$(273,068)	$876,927

Series 29	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(2,995,613)	$(372,326)	$(3,367,939)

Net income (loss)	44,392	448	44,840

Partners’ capital (deficit), March 31, 2015	(2,951,221)	(371,878)	(3,323,099)

Distributions	-	-	-

Net income (loss)	351,566	3,551	355,117

Partners’ capital (deficit), March 31, 2016	$(2,599,655)	$(368,327)	$(2,967,982)

Series 30	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(1,321,067)	$(242,694)	$(1,563,761)

Net income (loss)	(926)	(9)	(935)

Partners’ capital (deficit), March 31, 2015	(1,321,993)	(242,703)	(1,564,696)

Distributions	-	-	-

Net income (loss)	189,642	1,916	191,558

Partners’ capital (deficit), March 31, 2016	$(1,132,351)	$(240,787)	$(1,373,138)

(continued)

F-62

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2016 and 2015

Series 31	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(2,000,456)	$(403,296)	$(2,403,752)

Net income (loss)	2,540,761	25,664	2,566,425

Partners’ capital (deficit), March 31, 2015	540,305	(377,632)	162,673

Distributions	-	-	-

Net income (loss)	1,133,346	11,448	1,144,794

Partners’ capital (deficit), March 31, 2016	$1,673,651	$(366,184)	$1,307,467

Series 32	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(2,344,354)	$(434,148)	$(2,778,502)

Net income (loss)	(147,971)	(1,495)	(149,466)

Partners’ capital (deficit), March 31, 2015	(2,492,325)	(435,643)	(2,927,968)

Distributions	-	-	-

Net income (loss)	609,215	6,154	615,369

Partners’ capital (deficit), March 31, 2016	$(1,883,110)	$(429,489)	$(2,312,599)

Series 33	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(1,575,053)	$(243,970)	$(1,819,023)

Net income (loss)	(32,203)	(325)	(32,528)

Partners’ capital (deficit), March 31, 2015	(1,607,256)	(244,295)	(1,851,551)

Distributions	-	-	-

Net income (loss)	1,013,380	10,236	1,023,616

Partners’ capital (deficit), March 31, 2016	$(593,876)	$(234,059)	$(827,935)

Series 34	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(3,268,355)	$(336,438)	$(3,604,793)

Net income (loss)	355,668	3,593	359,261

Partners’ capital (deficit), March 31, 2015	(2,912,687)	(332,845)	(3,245,532)

Distributions	-	-	-

Net income (loss)	313,108	3,163	316,271

Partners’ capital (deficit), March 31, 2016	$(2,599,579)	$(329,682)	$(2,929,261)

(continued)

F-63

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2016 and 2015

Series 35	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(1,677,169)	$(301,815)	$(1,978,984)

Net income (loss)	(194,317)	(1,963)	(196,280)

Partners’ capital (deficit), March 31, 2015	(1,871,486)	(303,778)	(2,175,264)

Distributions	-	-	-

Net income (loss)	1,360,509	13,743	1,374,252

Partners’ capital (deficit), March 31, 2016	$(510,977)	$(290,035)	$(801,012)

Series 36	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(604,597)	$(186,575)	$(791,172)

Net income (loss)	(99,022)	(1,000)	(100,022)

Partners’ capital (deficit), March 31, 2015	(703,619)	(187,575)	(891,194)

Distributions	-	-	-

Net income (loss)	440,053	4,445	444,498

Partners’ capital (deficit), March 31, 2016	$(263,566)	$(183,130)	$(446,696)

Series 37	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(1,745,050)	$(235,368)	$(1,980,418)

Net income (loss)	(156,087)	(1,577)	(157,664)

Partners’ capital (deficit), March 31, 2015	(1,901,137)	(236,945)	(2,138,082)

Distributions	-	-	-

Net income (loss)	(159,463)	(1,611)	(161,074)

Partners’ capital (deficit), March 31, 2016	$(2,060,600)	$(238,556)	$(2,299,156)

Series 38	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(1,246,861)	$(233,084)	$(1,479,945)

Net income (loss)	(119,219)	(1,204)	(120,423)

Partners’ capital (deficit), March 31, 2015	(1,366,080)	(234,288)	(1,600,368)

Distributions	-	-	-

Net income (loss)	(90,653)	(916)	(91,569)

Partners’ capital (deficit), March 31, 2016	$(1,456,733)	$(235,204)	$(1,691,937)

(continued)

F-64

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2016 and 2015

Series 39	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(1,193,325)	$(210,480)	$(1,403,805)

Net income (loss)	(110,940)	(1,121)	(112,061)

Partners’ capital (deficit), March 31, 2015	(1,304,265)	(211,601)	(1,515,866)

Distributions	-	-	-

Net income (loss)	48,956	494	49,450

Partners’ capital (deficit), March 31, 2016	$(1,255,309)	$(211,107)	$(1,466,416)

Series 40	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(2,479,478)	$(252,261)	$(2,731,739)

Net income (loss)	(207,673)	(2,098)	(209,771)

Partners’ capital (deficit), March 31, 2015	(2,687,151)	(254,359)	(2,941,510)

Distributions	-	-	-

Net income (loss)	578,949	5,848	584,797

Partners’ capital (deficit), March 31, 2016	$(2,108,202)	$(248,511)	$(2,356,713)

Series 41	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(2,608,361)	$(278,033)	$(2,886,394)

Net income (loss)	(243,575)	(2,460)	(246,035)

Partners’ capital (deficit), March 31, 2015	(2,851,936)	(280,493)	(3,132,429)

Distributions	-	-	-

Net income (loss)	299,884	3,029	302,913

Partners’ capital (deficit), March 31, 2016	$(2,552,052)	$(277,464)	$(2,829,516)

Series 42	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(1,545,369)	$(258,982)	$(1,804,351)

Net income (loss)	(56,167)	(567)	(56,734)

Partners’ capital (deficit), March 31, 2015	(1,601,536)	(259,549)	(1,861,085)

Distributions	-	-	-

Net income (loss)	3,101,830	31,332	3,133,162

Partners’ capital (deficit), March 31, 2016	$1,500,294	$(228,217)	$1,272,077

(continued)

F-65

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2016 and 2015

Series 43	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(1,539,740)	$(340,322)	$(1,880,062)

Net income (loss)	(628,376)	(6,347)	(634,723)

Partners’ capital (deficit), March 31, 2015	(2,168,116)	(346,669)	(2,514,785)

Distributions	-	-	-

Net income (loss)	2,300,670	23,239	2,323,909

Partners’ capital (deficit), March 31, 2016	$132,554	$(323,430)	$(190,876)

Series 44	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(1,350,897)	$(253,492)	$(1,604,389)

Net income (loss)	(355,777)	(3,594)	(359,371)

Partners’ capital (deficit), March 31, 2015	(1,706,674)	(257,086)	(1,963,760)

Distributions	-	-	-

Net income (loss)	(319,810)	(3,230)	(323,040)

Partners’ capital (deficit), March 31, 2016	$(2,026,484)	$(260,316)	$(2,286,800)

Series 45	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$998,049	$(347,153)	$650,896

Net income (loss)	(1,428,105)	(14,425)	(1,442,530)

Partners’ capital (deficit), March 31, 2015	(430,056)	(361,578)	(791,634)

Distributions	-	-	-

Net income (loss)	(1,040,175)	(10,507)	(1,050,682)

Partners’ capital (deficit), March 31, 2016	$(1,470,231)	$(372,085)	$(1,842,316)

Series 46	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2014	$2,408,756	$(241,066)	$2,167,690

Net income (loss)	(2,350,680)	(23,744)	(2,374,424)

Partners’ capital (deficit), March 31, 2015	58,076	(264,810)	(206,734)

Distributions	-	-	-

Net income (loss)	(1,185,117)	(11,971)	(1,197,088)

Partners’ capital (deficit), March 31, 2016	$(1,127,041)	$(276,781)	$(1,403,822)

(see notes to financial statements)

F-66

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

Years ended March 31, 2016 and 2015

	Total
	2016	2015
Cash flows from operating activities
Net income (loss)	$10,666,816	$5,420,641
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(15,114,264)	(11,837,639)
Impairment loss	1,464,002	2,593,629
Distributions received from operating limited partnerships	10,852	103,773
Amortization	-	66,792
Changes in assets and liabilities
Other assets	(74,518)	(136,424)
Accounts payable and accrued expenses	503,467	22,219
Accounts payable - affiliates	(2,830,228)	2,058,807

Net cash provided by (used in) operating activities	(5,373,873)	(1,708,202)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	15,750,871	12,631,500

Net cash provided by (used in) investing activities	15,750,871	12,631,500

Cash flows from financing activities
Distributions	(12,369,281)	-

Net cash used in financing activities	(12,369,281)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,992,283)	10,923,298

Cash and cash equivalents, beginning	23,720,352	12,797,054

Cash and cash equivalents, ending	$21,728,069	$23,720,352

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$6,500

(continued)

F-67

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 20
	2016	2015
Cash flows from operating activities
Net income (loss)	$(66,671)	$88,834
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(70,580)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(62,628)	16,576

Net cash provided by (used in) operating activities	(129,299)	34,830

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	70,580

Net cash provided by (used in) investing activities	-	70,580

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(129,299)	105,410

Cash and cash equivalents, beginning	310,195	204,785

Cash and cash equivalents, ending	$180,896	$310,195

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-68

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 21
	2016	2015
Cash flows from operating activities
Net income (loss)	$279,798	$(46,655)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(326,273)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	3,000	-
Accounts payable and accrued expenses	(5,000)	-
Accounts payable - affiliates	19,976	57,300

Net cash provided by (used in) operating activities	(28,499)	10,645

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	326,273	-

Net cash provided by (used in) investing activities	326,273	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	297,774	10,645

Cash and cash equivalents, beginning	127,394	116,749

Cash and cash equivalents, ending	$425,168	$127,394

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-69

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 22
	2016	2015
Cash flows from operating activities
Net income (loss)	$178,017	$100,765
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(248,148)	(166,896)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	9,937	(82,281)

Net cash provided by (used in) operating activities	(60,194)	(148,412)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	238,796	166,896

Net cash provided by (used in) investing activities	238,796	166,896

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	178,602	18,484

Cash and cash equivalents, beginning	117,048	98,564

Cash and cash equivalents, ending	$295,650	$117,048

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-70

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 23
	2016	2015
Cash flows from operating activities
Net income (loss)	$168,719	$430,054
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(247,429)	(426,346)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(154,401)	(343,237)

Net cash provided by (used in) operating activities	(233,111)	(339,529)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	247,429	426,346

Net cash provided by (used in) investing activities	247,429	426,346

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	14,318	86,817

Cash and cash equivalents, beginning	205,359	118,542

Cash and cash equivalents, ending	$219,677	$205,359

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-71

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 24
	2016	2015
Cash flows from operating activities
Net income (loss)	$27,462	$191,861
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(16,675)	(207,327)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(6,335)	3,335
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	4,452	(12,131)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	96,715	127,287

Net cash provided by (used in) investing activities	96,715	127,287

Cash flows from financing activities
Distributions	(604,486)	-

Net cash used in financing activities	(604,486)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(503,319)	115,156

Cash and cash equivalents, beginning	1,005,871	890,715

Cash and cash equivalents, ending	$502,552	$1,005,871

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-72

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 25
	2016	2015
Cash flows from operating activities
Net income (loss)	$(33,376)	$1,261,858
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(1,295,124)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(33,376)	(33,266)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	1,295,124

Net cash provided by (used in) investing activities	-	1,295,124

Cash flows from financing activities
Distributions	(3,382,746)	-

Net cash used in financing activities	(3,382,746)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(3,416,122)	1,261,858

Cash and cash equivalents, beginning	3,811,919	2,550,061

Cash and cash equivalents, ending	$395,797	$3,811,919

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-73

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 26
	2016	2015
Cash flows from operating activities
Net income (loss)	$(66,471)	$557,776
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(59,000)	(647,125)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(15,507)	15,507
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(140,978)	(73,842)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	128,000	576,832

Net cash provided by (used in) investing activities	128,000	576,832

Cash flows from financing activities
Distributions	(2,190,980)	-

Net cash used in financing activities	(2,190,980)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,203,958)	502,990

Cash and cash equivalents, beginning	3,013,320	2,510,330

Cash and cash equivalents, ending	$809,362	$3,013,320

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-74

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 27
	2016	2015
Cash flows from operating activities
Net income (loss)	$(152,027)	$49,734
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(237,896)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	(44,238)

Net cash provided by (used in) operating activities	(152,027)	(232,400)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	234,376

Net cash provided by (used in) investing activities	-	234,376

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(152,027)	1,976

Cash and cash equivalents, beginning	1,051,663	1,049,687

Cash and cash equivalents, ending	$899,636	$1,051,663

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$6,500

(continued)

F-75

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 28
	2016	2015
Cash flows from operating activities
Net income (loss)	$1,295,112	$6,008,855
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(1,405,521)	(5,854,818)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	1,250	1,567
Accounts payable and accrued expenses	4,500	(4,500)
Accounts payable - affiliates	-	(706,182)

Net cash provided by (used in) operating activities	(104,659)	(555,078)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,405,521	5,813,850

Net cash provided by (used in) investing activities	1,405,521	5,813,850

Cash flows from financing activities
Distributions	(6,191,069)	-

Net cash used in financing activities	(6,191,069)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(4,890,207)	5,258,772

Cash and cash equivalents, beginning	5,774,634	515,862

Cash and cash equivalents, ending	$884,427	$5,774,634

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-76

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 29
	2016	2015
Cash flows from operating activities
Net income (loss)	$355,117	$44,840
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(199,000)	(278,493)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(1,500)	1,500
Accounts payable - affiliates	(236,133)	230,779

Net cash provided by (used in) operating activities	(81,516)	(1,374)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	199,000	278,493

Net cash provided by (used in) investing activities	199,000	278,493

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	117,484	277,119

Cash and cash equivalents, beginning	501,274	224,155

Cash and cash equivalents, ending	$618,758	$501,274

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-77

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 30
	2016	2015
Cash flows from operating activities
Net income (loss)	$191,558	$(935)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(273,454)	(94,887)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	500	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(261,540)	143,019

Net cash provided by (used in) operating activities	(342,936)	47,197

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	324,454	21,630

Net cash provided by (used in) investing activities	324,454	21,630

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(18,482)	68,827

Cash and cash equivalents, beginning	322,775	253,948

Cash and cash equivalents, ending	$304,293	$322,775

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-78

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 31
	2016	2015
Cash flows from operating activities
Net income (loss)	$1,144,794	$2,566,425
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(1,328,188)	(2,840,263)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	3,000	(2,257)
Accounts payable - affiliates	(2,902,513)	(310,268)

Net cash provided by (used in) operating activities	(3,082,907)	(586,363)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,328,188	2,840,263

Net cash provided by (used in) investing activities	1,328,188	2,840,263

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,754,719)	2,253,900

Cash and cash equivalents, beginning	3,106,480	852,580

Cash and cash equivalents, ending	$1,351,761	$3,106,480

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-79

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 32
	2016	2015
Cash flows from operating activities
Net income (loss)	$615,369	$(149,466)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(825,886)	(107,673)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	6,007	993
Accounts payable - affiliates	85,502	194,588

Net cash provided by (used in) operating activities	(119,008)	(61,558)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	825,886	105,416

Net cash provided by (used in) investing activities	825,886	105,416

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	706,878	43,858

Cash and cash equivalents, beginning	354,807	310,949

Cash and cash equivalents, ending	$1,061,685	$354,807

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-80

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 33
	2016	2015
Cash flows from operating activities
Net income (loss)	$1,023,616	$(32,528)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(1,097,000)	(53,079)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(4,053)	650
Accounts payable - affiliates	(34,812)	118,662

Net cash provided by (used in) operating activities	(112,249)	33,705

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,097,000	53,079

Net cash provided by (used in) investing activities	1,097,000	53,079

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	984,751	86,784

Cash and cash equivalents, beginning	281,704	194,920

Cash and cash equivalents, ending	$1,266,455	$281,704

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-81

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 34
	2016	2015
Cash flows from operating activities
Net income (loss)	$316,271	$359,261
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(328,000)	(502,727)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(5,802)	2,802
Accounts payable - affiliates	(474,323)	176,928

Net cash provided by (used in) operating activities	(491,854)	36,264

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	328,000	502,727

Net cash provided by (used in) investing activities	328,000	502,727

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(163,854)	538,991

Cash and cash equivalents, beginning	838,027	299,036

Cash and cash equivalents, ending	$674,173	$838,027

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-82

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 35
	2016	2015
Cash flows from operating activities
Net income (loss)	$1,374,252	$(196,280)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(1,504,603)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(1,500)	1,500
Accounts payable - affiliates	88,845	148,216

Net cash provided by (used in) operating activities	(43,006)	(46,564)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,504,603	-

Net cash provided by (used in) investing activities	1,504,603	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,461,597	(46,564)

Cash and cash equivalents, beginning	231,626	278,190

Cash and cash equivalents, ending	$1,693,223	$231,626

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-83

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 36
	2016	2015
Cash flows from operating activities
Net income (loss)	$444,498	$(100,022)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(571,611)	(25,054)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	2,500	-
Accounts payable - affiliates	101,759	82,426

Net cash provided by (used in) operating activities	(22,854)	(42,650)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	571,611	25,054

Net cash provided by (used in) investing activities	571,611	25,054

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	548,757	(17,596)

Cash and cash equivalents, beginning	430,583	448,179

Cash and cash equivalents, ending	$979,340	$430,583

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-84

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 37
	2016	2015
Cash flows from operating activities
Net income (loss)	$(161,074)	$(157,664)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(1,024)	1,024
Accounts payable - affiliates	157,320	196,940

Net cash provided by (used in) operating activities	(4,778)	40,300

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(4,778)	40,300

Cash and cash equivalents, beginning	345,467	305,167

Cash and cash equivalents, ending	$340,689	$345,467

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-85

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 38
	2016	2015
Cash flows from operating activities
Net income (loss)	$(91,569)	$(120,423)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(32,421)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	4,779	-
Accounts payable - affiliates	139,400	164,400

Net cash provided by (used in) operating activities	20,189	43,977

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	32,421	-

Net cash provided by (used in) investing activities	32,421	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	52,610	43,977

Cash and cash equivalents, beginning	280,864	236,887

Cash and cash equivalents, ending	$333,474	$280,864

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-86

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 39
	2016	2015
Cash flows from operating activities
Net income (loss)	$49,450	$(112,061)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(102,774)	(29,999)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	4,894	-
Accounts payable - affiliates	93,229	134,085

Net cash provided by (used in) operating activities	44,799	(7,975)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	102,774	29,999

Net cash provided by (used in) investing activities	102,774	29,999

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	147,573	22,024

Cash and cash equivalents, beginning	166,118	144,094

Cash and cash equivalents, ending	$313,691	$166,118

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-87

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 40
	2016	2015
Cash flows from operating activities
Net income (loss)	$584,797	$(209,771)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(790,011)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	5,000	-
Accounts payable - affiliates	(176,823)	210,791

Net cash provided by (used in) operating activities	(377,037)	1,020

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	790,011	-

Net cash provided by (used in) investing activities	790,011	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	412,974	1,020

Cash and cash equivalents, beginning	97,731	96,711

Cash and cash equivalents, ending	$510,705	$97,731

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-88

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 41
	2016	2015
Cash flows from operating activities
Net income (loss)	$302,913	$(246,035)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(457,440)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(130,841)	237,564

Net cash provided by (used in) operating activities	(285,368)	(8,471)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	457,440	-

Net cash provided by (used in) investing activities	457,440	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	172,072	(8,471)

Cash and cash equivalents, beginning	158,957	167,428

Cash and cash equivalents, ending	$331,029	$158,957

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-89

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 42
	2016	2015
Cash flows from operating activities
Net income (loss)	$3,133,162	$(56,734)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(3,214,695)	(103,508)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(1,665)	1,665
Accounts payable - affiliates	(178,723)	248,290

Net cash provided by (used in) operating activities	(261,921)	89,713

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	3,254,655	63,548

Net cash provided by (used in) investing activities	3,254,655	63,548

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,992,734	153,261

Cash and cash equivalents, beginning	420,023	266,762

Cash and cash equivalents, ending	$3,412,757	$420,023

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-90

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 43
	2016	2015
Cash flows from operating activities
Net income (loss)	$2,323,909	$(634,723)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(2,492,094)	47,235
Impairment loss	-	268,187
Distributions received from operating limited partnerships	-	16,140
Amortization	-	66,792
Changes in assets and liabilities
Other assets	2,827	(19,648)
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	206,108	306,780

Net cash provided by (used in) operating activities	40,750	50,763

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	2,492,094	-

Net cash provided by (used in) investing activities	2,492,094	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,532,844	50,763

Cash and cash equivalents, beginning	354,147	303,384

Cash and cash equivalents, ending	$2,886,991	$354,147

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-91

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 44
	2016	2015
Cash flows from operating activities
Net income (loss)	$(323,040)	$(359,371)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	82,095	118,343
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Amortization	-	-
Changes in assets and liabilities
Other assets	(82,095)	(118,343)
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	357,799	330,753

Net cash provided by (used in) operating activities	34,759	(28,618)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	34,759	(28,618)

Cash and cash equivalents, beginning	9,744	38,362

Cash and cash equivalents, ending	$44,503	$9,744

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-92

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 45
	2016	2015
Cash flows from operating activities
Net income (loss)	$(1,050,682)	$(1,442,530)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	169,344	239,227
Impairment loss	661,498	918,818
Distributions received from operating limited partnerships	7,263	8,342
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	515,173	-
Accounts payable - affiliates	298,106	297,388

Net cash provided by (used in) operating activities	600,702	21,245

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	600,702	21,245

Cash and cash equivalents, beginning	147,398	126,153

Cash and cash equivalents, ending	$748,100	$147,398

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-93

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 46
	2016	2015
Cash flows from operating activities
Net income (loss)	$(1,197,088)	$(2,374,424)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	154,520	699,351
Impairment loss	802,504	1,406,624
Distributions received from operating limited partnerships	3,589	79,291
Amortization	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	224,528	249,528

Net cash provided by (used in) operating activities	(11,947)	60,370

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(11,947)	60,370

Cash and cash equivalents, beginning	255,224	194,854

Cash and cash equivalents, ending	$243,277	$255,224

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(see notes to financial statements)

F-94

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2016 and 2015

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

F-95

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE A -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2016 and 2015 are as follows:

	Issued		Outstanding
	2016	2015	2016	2015

Series 20	3,866,700	3,866,700	3,843,500	3,857,700
Series 21	1,892,700	1,892,700	1,881,000	1,888,200
Series 22	2,564,400	2,564,400	2,559,800	2,560,800
Series 23	3,336,727	3,336,727	3,323,327	3,333,227
Series 24	2,169,878	2,169,878	2,158,878	2,162,378
Series 25	3,026,109	3,026,109	3,020,309	3,024,509
Series 26	3,995,900	3,995,900	3,983,600	3,990,700
Series 27	2,460,700	2,460,700	2,453,500	2,459,700
Series 28	4,000,738	4,000,738	3,994,238	3,998,738
Series 29	3,991,800	3,991,800	3,980,400	3,989,500
Series 30	2,651,000	2,651,000	2,636,000	2,643,000
Series 31	4,417,857	4,417,857	4,396,557	4,409,757
Series 32	4,754,198	4,754,198	4,740,698	4,748,198
Series 33	2,636,533	2,636,533	2,628,033	2,635,533
Series 34	3,529,319	3,529,319	3,523,019	3,523,219
Series 35	3,300,463	3,300,463	3,293,763	3,295,763
Series 36	2,106,838	2,106,838	2,098,204	2,102,504
Series 37	2,512,500	2,512,500	2,507,500	2,512,500
Series 38	2,543,100	2,543,100	2,540,100	2,543,100
Series 39	2,292,151	2,292,151	2,290,151	2,291,151
Series 40	2,630,256	2,630,256	2,623,756	2,628,756
Series 41	2,891,626	2,891,626	2,891,626	2,891,626
Series 42	2,744,262	2,744,262	2,736,262	2,744,262
Series 43	3,637,987	3,637,987	3,637,987	3,637,987
Series 44	2,701,973	2,701,973	2,699,973	2,701,973
Series 45	4,014,367	4,014,367	4,014,367	4,014,367
Series 46	2,980,998	2,980,998	2,971,998	2,979,998

	83,651,080	83,651,080	83,428,546	83,569,146

F-96

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the Fund recorded a valuation allowance of $603,571 and $709,402 as of March 31, 2016 and 2015, respectively.

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Fund also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. Impairment losses have been recognized for the years ended March 31, 2016 and 2015 of $1,464,002 and $2,593,629, respectively.

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

NOTE A -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncement

In February, 2015, the FASB issued ASU No. 2015-02, “Consolidation (Topic 810): Amendments to the Consolidation Analysis”. This will improve certain areas of consolidation guidance for reporting organizations that are required to evaluate whether to consolidate certain legal entities such as limited partnerships, limited liability corporations, and securitization structures. ASU 2015-02 simplified and improves GAAP by: eliminating the presumption that a general partner should consolidate a limited partnership, eliminating the indefinite deferral of FASB Statement No. 167, thereby reducing the number of Variable Interest Entity (VIE) consolidation models from four to two (including the limited partnership consolidation model), and clarifying when fees paid to a decision maker should be a factor to include in the consolidation of VIEs. ASU 2015-02 will be effective for periods beginning after December 15, 2015. The Fund has determined that there is no material impact to its financial statements as a result of this guidance.

Deferred Acquisition Costs

Acquisition costs were amortized on the straight-line method over 27.5 years. As of March 31, 2015, an impairment loss of $133,584 was recorded. As of March 31, 2015, acquisition costs were fully amortized or impaired to zero.

F-99

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE A -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure. Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2012 remain open.

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

March 31, 2016 and 2015

NOTE A -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Loss Per Beneficial Assignee Certificate Unit

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2016 and 2015 are as follows:

	2016	2015

Series 20	3,854,150	3,862,950
Series 21	1,886,400	1,888,200
Series 22	2,560,550	2,561,250
Series 23	3,330,752	3,335,477
Series 24	2,161,503	2,167,253
Series 25	3,023,459	3,025,334
Series 26	3,988,925	3,994,075
Series 27	2,458,150	2,460,450
Series 28	3,997,613	3,999,488
Series 29	3,987,225	3,990,850
Series 30	2,641,250	2,649,000
Series 31	4,406,457	4,414,257
Series 32	4,746,323	4,750,448
Series 33	2,633,658	2,635,533
Series 34	3,523,169	3,527,044
Series 35	3,295,263	3,298,013
Series 36	2,101,429	2,104,004
Series 37	2,511,250	2,512,500
Series 38	2,542,350	2,543,100
Series 39	2,290,901	2,291,901
Series 40	2,627,506	2,629,881
Series 41	2,891,626	2,891,626
Series 42	2,742,262	2,744,262
Series 43	3,637,987	3,637,987
Series 44	2,701,473	2,701,973
Series 45	4,014,367	4,014,367
Series 46	2,977,998	2,980,748

	83,533,996	83,611,971

F-101

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

F-102

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE B -	RELATED PARTY TRANSACTIONS

During the years ended March 31, 2016 and 2015, the Fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Services, Inc. (BCS), Boston Capital Holdings Limited Partnership (BCHLP) and Boston Capital Asset Management Limited Partnership (BCAM), as follows:

The Fund incurred a fund management fee to Boston Capital Asset Management Limited Partnership in an amount equal to .5 percent of the aggregate cost of the apartment complexes owned by the Operating Partnerships, less the amount of various asset management and reporting fees paid by the Operating Partnerships. The fund management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2016 and 2015, are as follows:

		2016
	Gross Fund Management Fee	Asset Management and Reporting Fee	Fund Management Fee net of Asset Management and Reporting Fee

Series 20	$32,952	$4,547	$28,405
Series 21	23,153	2,051	21,102
Series 22	42,810	5,911	36,899
Series 23	61,058	17,569	43,489
Series 24	50,352	5,858	44,494
Series 25	23,736	7,360	16,376
Series 26	103,978	21,841	82,137
Series 27	153,432	21,380	132,052
Series 28	97,548	10,250	87,298
Series 29	87,860	14,619	73,241
Series 30	84,544	39,690	44,854
Series 31	172,957	34,914	138,043
Series 32	203,918	19,042	184,876
Series 33	72,927	20,420	52,507
Series 34	115,404	32,215	83,189
Series 35	132,845	16,403	116,442
Series 36	126,759	10,242	116,517
Series 37	157,320	11,514	145,806
Series 38	164,400	20,692	143,708
Series 39	123,228	11,135	112,093
Series 40	193,581	13,204	180,377
Series 41	228,916	44,348	184,568
Series 42	196,400	39,673	156,727
Series 43	256,108	62,264	193,844
Series 44	254,628	34,849	219,779
Series 45	283,200	76,242	206,958
Series 46	249,528	31,291	218,237

	$3,693,542	$629,524	$3,064,018

F-103

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE B -	RELATED PARTY TRANSACTIONS (Continued)

		2015
	Gross Fund Management Fee	Asset Management and Reporting Fee	Fund Management Fee net of Asset Management and Reporting Fee

Series 20	$66,576	$123,117	$(56,541)
Series 21	57,300	37,051	20,249
Series 22	59,835	27,311	32,524
Series 23	83,109	115,250	(32,141)
Series 24	64,002	83,730	(19,728)
Series 25	27,661	8,260	19,401
Series 26	152,491	111,234	41,257
Series 27	163,014	22,076	140,938
Series 28	173,354	93,978	79,376
Series 29	230,779	47,727	183,052
Series 30	143,019	81,311	61,708
Series 31	294,288	66,713	227,575
Series 32	256,588	23,342	233,246
Series 33	118,662	59,633	59,029
Series 34	226,928	100,863	126,065
Series 35	198,216	24,985	173,231
Series 36	132,480	14,079	118,401
Series 37	196,940	43,500	153,440
Series 38	164,400	19,315	145,085
Series 39	134,085	9,022	125,063
Series 40	200,016	14,607	185,409
Series 41	237,564	18,131	219,433
Series 42	248,290	84,524	163,766
Series 43	306,780	38,745	268,035
Series 44	254,628	48,108	206,520
Series 45	283,200	35,650	247,550
Series 46	249,528	22,723	226,805

	$4,723,733	$1,374,985	$3,348,748

All fund management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2016 and 2015, total fund management fees accrued were $48,686,899 and $50,628,768, respectively.

F-104

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE B -	RELATED PARTY TRANSACTIONS (Continued)

The fund management fees paid for the years ended March 31, 2016 and 2015, are as follows:

	2016	2015

Series 20	$95,580	$50,000
Series 21	3,177	-
Series 22	32,873	142,116
Series 23	215,459	426,346
Series 24	50,352	64,002
Series 25	23,736	27,661
Series 26	103,978	152,491
Series 27	153,432	207,252
Series 28	97,548	879,536
Series 29	323,993	-
Series 30	346,084	-
Series 31	3,075,470	604,556
Series 32	118,416	62,000
Series 33	53,079	-
Series 34	589,727	50,000
Series 35	44,000	50,000
Series 36	25,000	50,054
Series 37	-	-
Series 38	25,000	-
Series 39	29,999	-
Series 40	-	-
Series 41	-	-
Series 42	153,508	-
Series 43	50,000	-
Series 44	-	-
Series 45	-	-
Series 46	25,000	-

	$5,635,411	$2,766,014

F-105

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE B -	RELATED PARTY TRANSACTIONS (Continued)

An affiliate of the general partner of the Fund has advanced funds to pay some operating expenses of the fund, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable to affiliates. The total advances as of March 31, 2016 and 2015, are as follows:

	2016	2015

Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	-	-
Series 33	-	54,660
Series 34	133,578	133,578
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	220,455	220,455
Series 40	-	370,404
Series 41	-	359,757
Series 42	-	221,615
Series 43	-	-
Series 44	191,791	88,620
Series 45	38,091	23,185
Series 46	-	-

	$583,915	$1,472,274

During the year ended March 31, 2016, $103,171 and $14,906 for Series 44 and Series 45, respectively, was advanced to the Fund by an affiliate of the general partner. In addition $54,660, $370,404, $359,757 and $221,615 for Series 33, Series 40, Series 41 and Series 42, respectively, was paid by the Fund to an affiliate of the general partner. During the year ended March 31, 2015, $10,775, $76,125 and $14,188 for Series 40, Series 44 and Series 45, respectively, was advanced to the Fund by an affiliate of the general partner. All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Fund's interests in Operating Partnerships.

F-106

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE B -	RELATED PARTY TRANSACTIONS (Continued)

During the years ended March 31, 2016 and 2015, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2016	2015

Series 20	$12,732	$11,573
Series 21	10,033	8,823
Series 22	11,286	10,045
Series 23	12,754	11,378
Series 24	12,258	10,985
Series 25	12,389	11,555
Series 26	15,060	14,657
Series 27	11,955	11,275
Series 28	13,986	12,468
Series 29	13,243	12,872
Series 30	11,526	11,064
Series 31	15,216	13,474
Series 32	14,108	12,697
Series 33	10,788	9,883
Series 34	12,228	11,371
Series 35	11,982	10,999
Series 36	10,821	9,543
Series 37	10,713	9,561
Series 38	11,412	10,049
Series 39	10,834	9,468
Series 40	11,475	10,775
Series 41	13,418	11,646
Series 42	13,235	11,625
Series 43	14,178	12,922
Series 44	10,671	10,125
Series 45	14,906	14,188
Series 46	12,545	11,581

	$335,752	$306,602

Accounts payable - affiliates at March 31, 2016 and 2015 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

F-107

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C -	INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2016 and 2015, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes. The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2016 and 2015 by series are as follows:

	2016	2015

Series 20	4	4
Series 21	2	4
Series 22	3	6
Series 23	6	9
Series 24	6	6
Series 25	4	4
Series 26	14	17
Series 27	7	7
Series 28	6	11
Series 29	8	10
Series 30	8	11
Series 31	17	19
Series 32	10	11
Series 33	5	6
Series 34	7	9
Series 35	6	9
Series 36	7	9
Series 37	6	6
Series 38	8	10
Series 39	7	9
Series 40	14	16
Series 41	18	19
Series 42	15	20
Series 43	19	23
Series 44	8	8
Series 45	28	28
Series 46	15	15

	258	306

F-108

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C -	INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2016 the Fund disposed of forty eight Operating Partnerships. Gain on disposition is included in share of income (losses) from operating limited partnerships. A summary of the dispositions by Series for March 31, 2016 is as follows.

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition *	Gain on Disposition

Series 21	2	-	$326,273	$326,273
Series 22	3	-	238,796	248,148
Series 23	3	-	247,429	247,429
Series 24	-	-	96,715	16,675
Series 26	3	-	128,000	59,000
Series 28	5	-	1,405,521	1,405,521
Series 29	1	1	199,000	199,000
Series 30	3	-	324,454	273,454
Series 31	1	1	1,328,188	1,328,188
Series 32	-	1	825,886	825,886
Series 33	1	-	1,097,000	1,097,000
Series 34	2	-	328,000	328,000
Series 35	2	1	1,504,603	1,504,603
Series 36	2	-	571,611	571,611
Series 38	2	-	32,421	32,421
Series 39	2	-	102,774	102,774
Series 40	2	-	790,011	790,011
Series 41	1	-	457,440	457,440
Series 42	5	-	3,254,655	3,214,695
Series 43	4	-	2,492,094	2,492,094

Total	44	4	$15,750,871	$15,520,223

* Partnership proceeds from disposition include $80,040, $69,000, $51,000 and $39,960, for Series 24, Series 26, Series 30 and Series 42, respectively, recorded as a receivable as of March 31, 2015. Partnership proceeds from disposition does not include $9,352 which was due to a writeoff of capital contribution payable Series 22.

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

* Partnership proceeds from disposition does not include the following amounts which were due to writeoffs of capital contribution payables of $1,293, $3,520, $40,968, $22,257 and $2,257, for Series 26, Series 27, Series 28, Series 30 and Series 32, respectively. As well as proceeds from disposition recorded as a receivable of $80,040, $69,000, $51,000 and $39,960, for Series 24, Series 26, Series 30 and Series 42, respectively.

F-109

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C -	INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the Fund’s investment in each operating limited partnership, the Fund is required to make capital contributions to the operating limited partnerships. These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations. At March 31, 2016 and 2015, contributions are payable to operating limited partnerships as follows:

	2016	2015

Series 20	$-	$-
Series 21	-	-
Series 22	-	9,352
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	8,235	8,235
Series 30	105,139	105,139
Series 31	66,294	66,294
Series 32	1,229	1,229
Series 33	69,154	69,154
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	138,438	138,438
Series 38	-	-
Series 39	-	-
Series 40	102	102
Series 41	100	100
Series 42	73,433	73,433
Series 43	99,265	99,265
Series 44	-	-
Series 45	16,724	16,724
Series 46	-	-

	$578,113	$587,465

F-110

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C -	INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2016 are summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$303,772,168	$1,510,993	$524,510

Acquisition costs of operating limited partnerships	12,667,316	215,748	85,843

Cumulative distributions from operating limited partnerships	(2,477,305)	(7,394)	(22,441)

Cumulative impairment loss in investments in operating limited partnerships	(161,650,983)	(409,509)	(38,116)

Cumulative losses from operating limited partnerships	(152,311,196)	(1,309,838)	(549,796)

Investments in operating limited partnerships per balance sheet	-	-	-

F-111

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C -	INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2016 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2015 (see note A).	(1,202,653)	-	-

The Fund has recorded acquisition costs at March 31, 2016 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(3,413,891)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	447,007	62,488	15,685

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(72,745,706)	(988,006)	(307,183)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	884,505	6,576	-

Cumulative impairment loss in investments in operating limited partnerships	161,650,983	409,509	38,116

Other	(1,837,057)	(11,516)	(42,053)

Equity per operating limited partnerships’ combined financial statements	$83,783,188	$(520,949)	$(295,435)

F-112

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C -	INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2016 are summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$755,045	$4,968,423	$2,879,744

Acquisition costs of operating limited partnerships	78,016	727,246	310,375

Cumulative distributions from operating limited partnerships	-	-	(34,932)

Cumulative impairment loss in investments in operating limited partnerships	(325,787)	(4,061,633)	(1,151,381)

Cumulative losses from operating limited partnerships	(507,274)	(1,634,036)	(2,003,806)

Investments in operating limited partnerships per balance sheet	-	-	-

F-113

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C -	INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 22	Series 23	Series 24

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2016 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2015 (see note A).	-	(11,581)	(30,158)

The Fund has recorded acquisition costs at March 31, 2016 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(39,009)	(62,597)	(91,548)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	7,927	7,292	841

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(866,909)	(1,241,388)	(2,084,698)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	34,901	6,688

Cumulative impairment loss in investments in operating limited partnerships	325,787	4,061,633	1,151,381

Other	1,125	(133,388)	115,558

Equity per operating limited partnerships’ combined financial statements	$(571,079)	$2,654,872	$(931,936)

F-114

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C -	INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2016 are summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$1,438,868	$5,527,557	$8,111,853

Acquisition costs of operating limited partnerships	167,460	824,628	1,143,307

Cumulative distributions from operating limited partnerships	(57,503)	(40,236)	(14,167)

Cumulative impairment loss in investments in operating limited partnerships	(1,359,466)	(1,822,975)	(4,036,605)

Cumulative losses from operating limited partnerships	(189,359)	(4,488,974)	(5,204,388)

Investments in operating limited partnerships per balance sheet	-	-	-

F-115

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C -	INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 25	Series 26	Series 27

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2016 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2015 (see note A).	-	(51,000)	(39,446)

The Fund has recorded acquisition costs at March 31, 2016 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	(59,837)	(449,204)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	31,239	45,732	195,417

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(343,851)	(4,331,079)	(1,587,855)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	171,816	-

Cumulative impairment loss in investments in operating limited partnerships	1,359,466	1,822,975	4,036,605

Other	(67,544)	(115,347)	(291,605)

Equity per operating limited partnerships’ combined financial statements	$979,310	$(2,516,740)	$1,863,912

F-116

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C -	INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2016 are summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$5,944,962	$9,231,659	$5,493,284

Acquisition costs of operating limited partnerships	850,335	1,333,588	667,262

Cumulative distributions from operating limited partnerships	(110,655)	(14,324)	(29,318)

Cumulative impairment loss in investments in operating limited partnerships	(2,158,606)	(5,444,545)	(2,194,151)

Cumulative losses from operating limited partnerships	(4,526,036)	(5,106,378)	(3,937,077)

Investments in operating limited partnerships per balance sheet	-	-	-

F-117

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C -	INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2016 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2015 (see note A).	(12,030)	-	(112,197)

The Fund has recorded acquisition costs at March 31, 2016 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(62,189)	(596,128)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	33,990	39,537	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,842,764)	(2,951,824)	(1,907,676)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	7,039	1,092

Cumulative impairment loss in investments in operating limited partnerships	2,158,606	5,444,545	2,194,151

Other	(90,515)	(30,530)	(18,522)

Equity per operating limited partnerships’ combined financial statements	$(814,902)	$1,912,639	$(78,853)

F-118

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C -	INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2016 are summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$11,532,547	$22,949,966	$8,367,365

Acquisition costs of operating limited partnerships	1,632,942	2,929,785	950,957

Cumulative distributions from operating limited partnerships	(31,404)	(101,208)	(3,170)

Cumulative impairment loss in investments in operating limited partnerships	(6,454,920)	(13,361,331)	(6,467,715)

Cumulative losses from operating limited partnerships	(6,679,165)	(12,417,212)	(2,847,437)

Investments in operating limited partnerships per balance sheet	-	-	-

F-119

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C -	INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 31	Series 32	Series 33

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2016 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2015 (see note A).	(47,462)	(172,318)	(179,468)

The Fund has recorded acquisition costs at March 31, 2016 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	(1,284,335)	(167,193)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	6,859	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,016,452)	(4,963,274)	(1,578,487)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	8,501	38,357	9,684

Cumulative impairment loss in investments in operating limited partnerships	6,454,920	13,361,331	6,467,715

Other	(36,552)	284,785	(13,716)

Equity per operating limited partnerships’ combined financial statements	$2,292,214	$7,264,546	$4,538,535

F-120

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C -	INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2016 are summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$11,227,571	$10,781,284	$12,307,640

Acquisition costs of operating limited partnerships	749,824	-	-

Cumulative distributions from operating limited partnerships	(20,308)	(5,084)	(100,055)

Cumulative impairment loss in investments in operating limited partnerships	(6,843,156)	(5,230,309)	(6,862,772)

Cumulative losses from operating limited partnerships	(5,113,931)	(5,545,891)	(5,344,813)

Investments in operating limited partnerships per balance sheet	-	-	-

F-121

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C -	INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2016 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2015 (see note A).	(6,069)	-	-

The Fund has recorded acquisition costs at March 31, 2016 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(288,550)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,642,674)	(3,423,568)	(2,019,997)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	78,017	1,370

Cumulative impairment loss in investments in operating limited partnerships	6,843,156	5,230,309	6,862,772

Other	(194,626)	(24,491)	(126,915)

Equity per operating limited partnerships’ combined financial statements	$4,711,237	$1,860,267	$4,717,230

F-122

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C -	INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2016 are summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$16,058,621	$17,940,834	$10,069,655

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(202,524)	(515,435)	(224,758)

Cumulative impairment loss in investments in operating limited partnerships	(7,809,397)	(10,253,381)	(4,561,508)

Cumulative losses from operating limited partnerships	(8,046,700)	(7,172,018)	(5,283,389)

Investments in operating limited partnerships per balance sheet	-	-	-

F-123

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2016 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2015 (see note A).	(155,365)	-	-

The Fund has recorded acquisition costs at March 31, 2016 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(7,434,593)	(4,229,837)	(3,894,615)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	289,911	59,461	74,689

Cumulative impairment loss in investments in operating limited partnerships	7,809,397	10,253,381	4,561,508

Other	(109,071)	(209,729)	(106,547)

Equity per operating limited partnerships’ combined financial statements	$400,279	$5,873,276	$635,035

F-124

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2016 are summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$16,293,231	$16,713,252	$16,067,004

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(25,813)	(50,099)	(20,956)

Cumulative impairment loss in investments in operating limited partnerships	(9,078,021)	(6,847,483)	(7,195,970)

Cumulative losses from operating limited partnerships	(7,189,397)	(9,815,670)	(8,850,078)

Investments in operating limited partnerships per balance sheet	-	-	-

F-125

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2016 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2015 (see note A).	(16,841)	(33,807)	(76,678)

The Fund has recorded acquisition costs at March 31, 2016 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,222,136)	(3,234,895)	(3,747,535)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	47,439	1,049	20,012

Cumulative impairment loss in investments in operating limited partnerships	9,078,021	6,847,483	7,195,970

Other	(111,940)	(294,216)	(17,777)

Equity per operating limited partnerships’ combined financial statements	$6,774,543	$3,285,614	$3,373,992

F-126

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2016 are summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$23,300,481	$15,745,838	$25,706,915

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(271,984)	(49,763)	(320,692)

Cumulative impairment loss in investments in operating limited partnerships	(10,917,292)	(6,523,727)	(16,411,048)

Cumulative losses from operating limited partnerships	(12,111,205)	(9,172,348)	(8,975,175)

Investments in operating limited partnerships per balance sheet	-	-	-

F-127

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2016 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2015 (see note A).	(121,319)	-	(129,725)

The Fund has recorded acquisition costs at March 31, 2016 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,960,406)	(4,381,035)	(1,542,238)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	23,309

Cumulative impairment loss in investments in operating limited partnerships	10,917,292	6,523,727	16,411,048

Other	(21,080)	(64,791)	(103,424)

Equity per operating limited partnerships’ combined financial statements	$6,814,487	$2,077,901	$14,658,970

F-128

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2016 are summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$22,323,066

Acquisition costs of operating limited partnerships	-

Cumulative distributions from operating limited partnerships	(203,082)

Cumulative impairment loss in investments in operating limited partnerships	(13,830,179)

Cumulative losses from operating limited partnerships	(8,289,805)

Investments in operating limited partnerships per balance sheet	-

F-129

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2016 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2015 (see note A).	(7,189)

The Fund has recorded acquisition costs at March 31, 2016 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,000,731)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	4,594

Cumulative impairment loss in investments in operating limited partnerships	13,830,179

Other	(2,630)

Equity per operating limited partnerships’ combined financial statements	$12,824,223

F-130

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$529,415,678	$3,332,620	$1,572,107
Land	53,226,657	310,538	183,210
Other assets	66,317,024	1,186,975	331,854

	$648,959,359	$4,830,133	$2,087,171

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$457,774,123	$4,827,573	$2,329,701
Accounts payable and accrued expenses	23,355,176	110,814	10,649
Other liabilities	66,468,250	59,330	38,458

	547,597,549	4,997,717	2,378,808
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	83,783,188	(520,949)	(295,435)
Other partners	17,578,622	353,365	3,798

	101,361,810	(167,584)	(291,637)

	$648,959,359	$4,830,133	$2,087,171

F-151

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$2,058,605	$8,270,196	$3,627,508
Land	426,603	911,443	636,838
Other assets	1,074,777	3,582,210	653,001

	$3,559,985	$12,763,849	$4,917,347

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$3,876,441	$7,344,377	$5,325,953
Accounts payable and accrued expenses	100,050	347,926	114,929
Other liabilities	69,420	4,908,882	327,523

	4,045,911	12,601,185	5,768,405
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	(571,079)	2,654,872	(931,936)
Other partners	85,153	(2,492,208)	80,878

	(485,926)	162,664	(851,058)

	$3,559,985	$12,763,849	$4,917,347

F-152

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$3,131,767	$8,657,081	$17,241,309
Land	203,400	680,110	2,571,668
Other assets	933,501	1,418,158	2,384,013

	$4,268,668	$10,755,349	$22,196,990

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$3,346,127	$11,360,063	$15,287,429
Accounts payable and accrued expenses	70,325	1,389,206	508,324
Other liabilities	26,620	1,058,361	2,746,562

	3,443,072	13,807,630	18,542,315
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	979,310	(2,516,740)	1,863,912
Other partners	(153,714)	(535,541)	1,790,763

	825,596	(3,052,281)	3,654,675

	$4,268,668	$10,755,349	$22,196,990

F-153

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$7,014,398	$9,835,315	$7,036,190
Land	266,222	694,245	415,348
Other assets	744,475	1,439,626	725,493

	$8,025,095	$11,969,186	$8,177,031

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$8,538,924	$7,052,254	$7,370,572
Accounts payable and accrued expenses	328,623	966,993	310,357
Other liabilities	936,630	1,675,171	666,265

	9,804,177	9,694,418	8,347,194
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	(814,902)	1,912,639	(78,853)
Other partners	(964,180)	362,129	(91,310)

	(1,779,082)	2,274,768	(170,163)

	$8,025,095	$11,969,186	$8,177,031

F-154

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$16,497,019	$20,224,966	$15,649,517
Land	1,102,473	1,360,852	1,328,537
Other assets	2,515,292	2,411,015	1,467,582

	$20,114,784	$23,996,833	$18,445,636

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$16,249,514	$10,787,090	$7,137,297
Accounts payable and accrued expenses	661,063	2,769,726	671,157
Other liabilities	568,549	1,094,844	894,554

	17,479,126	14,651,660	8,703,008
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	2,292,214	7,264,546	4,538,535
Other partners	343,444	2,080,627	5,204,093

	2,635,658	9,345,173	9,742,628

	$20,114,784	$23,996,833	$18,445,636

F-155

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$10,453,950	$20,625,675	$17,723,639
Land	1,133,280	2,695,102	1,833,180
Other assets	1,991,614	2,613,971	2,466,948

	$13,578,844	$25,934,748	$22,023,767

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$7,233,483	$15,676,104	$12,638,012
Accounts payable and accrued expenses	254,244	399,861	1,971,020
Other liabilities	1,250,258	6,129,396	502,961

	8,737,985	22,205,361	15,111,993
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	4,711,237	1,860,267	4,717,230
Other partners	129,622	1,869,120	2,194,544

	4,840,859	3,729,387	6,911,774

	$13,578,844	$25,934,748	$22,023,767

F-156

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$21,832,900	$17,129,023	$10,554,350
Land	1,625,738	1,519,206	1,061,888
Other assets	2,111,926	1,991,354	1,179,735

	$25,570,564	$20,639,583	$12,795,973

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$17,549,703	$13,819,417	$10,114,858
Accounts payable and accrued expenses	2,360,796	250,053	222,241
Other liabilities	6,332,846	2,874,467	2,335,993

	26,243,345	16,943,937	12,673,092
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	400,279	5,873,276	635,035
Other partners	(1,073,060)	(2,177,630)	(512,154)

	(672,781)	3,695,646	122,881

	$25,570,564	$20,639,583	$12,795,973

F-157

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$44,047,875	$56,126,204	$40,671,186
Land	4,690,941	7,583,381	5,877,411
Other assets	3,736,506	6,160,084	4,492,349

	$52,475,322	$69,869,669	$51,040,946

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$39,778,652	$55,916,451	$36,161,415
Accounts payable and accrued expenses	1,618,018	1,636,364	2,534,425
Other liabilities	4,687,420	3,729,671	3,819,627

	46,084,090	61,282,486	42,515,467
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	6,774,543	3,285,614	3,373,992
Other partners	(383,311)	5,301,569	5,151,487

	6,391,232	8,587,183	8,525,479

	$52,475,322	$69,869,669	$51,040,946

F-158

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$43,756,712	$36,930,412	$47,639,086
Land	4,306,232	3,130,916	4,314,836
Other assets	4,165,140	4,122,248	6,771,223

	$52,228,084	$44,183,576	$58,725,145

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$37,823,234	$40,047,937	$36,009,724
Accounts payable and accrued expenses	1,260,622	679,030	1,383,333
Other liabilities	4,929,604	6,225,735	5,238,485

	44,013,460	46,952,702	42,631,542
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	6,814,487	2,077,901	14,658,970
Other partners	1,400,137	(4,847,027)	1,434,633

	8,214,624	(2,769,126)	16,093,603

	$52,228,084	$44,183,576	$58,725,145

F-159

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$37,776,068
Land	2,363,059
Other assets	3,645,954

$43,785,081

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$24,171,818
Accounts payable and accrued expenses	425,027
Other liabilities	3,340,618

27,937,463
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	12,824,223
Other partners	3,023,395

15,847,618

$43,785,081

F-160

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2015 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$111,776,843	$1,185,836	$501,207
Interest and other	4,528,841	47,917	3,473

	116,305,684	1,233,753	504,680
Expenses
Interest	22,696,497	103,823	42,173
Depreciation and amortization	30,995,689	319,299	83,029
Taxes and insurance	14,155,041	133,186	65,006
Repairs and maintenance	23,031,379	340,694	108,441
Operating expenses	38,937,669	484,527	185,059
Impairment loss	-	-	-
Other expenses	2,310,183	16,039	-

	132,126,458	1,397,568	483,708

NET INCOME (LOSS)	$(15,820,774)	$(163,815)	$20,972

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(11,941,106)	$(109,408)	$-

Net income (loss) allocated to other partners	$(3,879,668)	$(54,407)	$20,972

*	Amounts include $109,408, $0, $57,309, $372,667, $146,078, $70,287, $461,073, $226,075, $533,920, $442,926, $174,671, $551,230, $513,975, $250,938, $360,810, $403,942, $381,014, $973,078, $401,471, $283,760, $485,428, $652,535, $820,041, $980,275, $612,970, $674,036 and $677,325 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-171

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2015 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$779,764	$2,536,702	$1,202,358
Interest and other	43,150	89,120	23,919

	822,914	2,625,822	1,226,277
Expenses
Interest	72,934	275,105	121,338
Depreciation and amortization	179,088	982,215	351,255
Taxes and insurance	119,915	392,801	121,189
Repairs and maintenance	237,302	502,492	312,955
Operating expenses	285,458	1,088,431	474,834
Impairment loss	-	-	-
Other expenses	13,232	39,202	20,286

	907,929	3,280,246	1,401,857

NET INCOME (LOSS)	$(85,015)	$(654,424)	$(175,580)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(57,309)	$(372,667)	$(146,078)

Net income (loss) allocated to other partners	$(27,706)	$(281,757)	$(29,502)

*	Amounts include $109,408, $0, $57,309, $372,667, $146,078, $70,287, $461,073, $226,075, $533,920, $442,926, $174,671, $551,230, $513,975, $250,938, $360,810, $403,942, $381,014, $973,078, $401,471, $283,760, $485,428, $652,535, $820,041, $980,275, $612,970, $674,036 and $677,325 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-172

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2015 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$869,428	$2,376,345	$4,652,943
Interest and other	32,201	59,021	43,508

	901,629	2,435,366	4,696,451
Expenses
Interest	84,140	374,082	874,561
Depreciation and amortization	170,873	618,827	916,029
Taxes and insurance	98,899	341,777	602,180
Repairs and maintenance	206,013	640,467	825,870
Operating expenses	350,467	896,421	1,405,937
Impairment loss	-	-	-
Other expenses	8,889	15,500	48,712

	919,281	2,887,074	4,673,289

NET INCOME (LOSS)	$(17,652)	$(451,708)	$23,162

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(70,287)	$(461,073)	$(226,075)

Net income (loss) allocated to other partners	$52,635	$9,365	$249,237

*	Amounts include $109,408, $0, $57,309, $372,667, $146,078, $70,287, $461,073, $226,075, $533,920, $442,926, $174,671, $551,230, $513,975, $250,938, $360,810, $403,942, $381,014, $973,078, $401,471, $283,760, $485,428, $652,535, $820,041, $980,275, $612,970, $674,036 and $677,325 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-173

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2015 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$1,621,261	$1,976,028	$1,493,470
Interest and other	34,516	182,610	143,545

	1,655,777	2,158,638	1,637,015
Expenses
Interest	171,663	457,017	165,357
Depreciation and amortization	503,916	535,120	405,307
Taxes and insurance	198,050	321,634	200,403
Repairs and maintenance	381,359	433,100	364,975
Operating expenses	912,589	843,779	696,234
Impairment loss	-	-	-
Other expenses	-	27,700	6,747

	2,167,577	2,618,350	1,839,023

NET INCOME (LOSS)	$(511,800)	$(459,712)	$(202,008)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(533,920)	$(442,926)	$(174,671)

Net income (loss) allocated to other partners	$22,120	$(16,786)	$(27,337)

*	Amounts include $109,408, $0, $57,309, $372,667, $146,078, $70,287, $461,073, $226,075, $533,920, $442,926, $174,671, $551,230, $513,975, $250,938, $360,810, $403,942, $381,014, $973,078, $401,471, $283,760, $485,428, $652,535, $820,041, $980,275, $612,970, $674,036 and $677,325 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-174

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2015 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$3,857,615	$3,937,997	$2,587,763
Interest and other	136,085	522,343	90,053

	3,993,700	4,460,340	2,677,816
Expenses
Interest	346,210	679,912	446,506
Depreciation and amortization	1,077,795	1,225,244	726,280
Taxes and insurance	606,394	491,697	343,569
Repairs and maintenance	710,461	756,911	491,833
Operating expenses	1,763,442	1,518,818	1,017,937
Impairment loss	-	-	-
Other expenses	21,482	280,517	106,005

	4,525,784	4,953,099	3,132,130

NET INCOME (LOSS)	$(532,084)	$(492,759)	$(454,314)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(551,230)	$(513,975)	$(250,938)

Net income (loss) allocated to other partners	$19,146	$21,216	$(203,376)

*	Amounts include $109,408, $0, $57,309, $372,667, $146,078, $70,287, $461,073, $226,075, $533,920, $442,926, $174,671, $551,230, $513,975, $250,938, $360,810, $403,942, $381,014, $973,078, $401,471, $283,760, $485,428, $652,535, $820,041, $980,275, $612,970, $674,036 and $677,325 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-175

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2015 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$2,461,028	$5,117,009	$3,882,110
Interest and other	71,256	187,870	100,935

	2,532,284	5,304,879	3,983,045
Expenses
Interest	391,137	1,128,100	716,386
Depreciation and amortization	647,172	1,617,552	1,292,043
Taxes and insurance	335,716	637,437	563,732
Repairs and maintenance	487,407	780,180	591,114
Operating expenses	1,000,614	1,725,195	1,502,446
Impairment loss	-	-	-
Other expenses	10,300	63,200	80,836

	2,872,346	5,951,664	4,746,557

NET INCOME (LOSS)	$(340,062)	$(646,785)	$(763,512)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(360,810)	$(403,942)	$(381,014)

Net income (loss) allocated to other partners	$20,748	$(242,843)	$(382,498)

*	Amounts include $109,408, $0, $57,309, $372,667, $146,078, $70,287, $461,073, $226,075, $533,920, $442,926, $174,671, $551,230, $513,975, $250,938, $360,810, $403,942, $381,014, $973,078, $401,471, $283,760, $485,428, $652,535, $820,041, $980,275, $612,970, $674,036 and $677,325 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-176

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2015 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$4,887,918	$4,461,135	$2,910,257
Interest and other	224,158	168,050	141,742

	5,112,076	4,629,185	3,051,999
Expenses
Interest	979,187	870,411	586,862
Depreciation and amortization	1,536,522	1,082,815	688,543
Taxes and insurance	762,488	530,136	301,988
Repairs and maintenance	948,457	915,337	599,784
Operating expenses	2,099,524	1,760,555	1,261,653
Impairment loss	-	-	-
Other expenses	120,646	85,767	106,939

	6,446,824	5,245,021	3,545,769

NET INCOME (LOSS)	$(1,334,748)	$(615,836)	$(493,770)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(973,078)	$(401,471)	$(283,760)

Net income (loss) allocated to other partners	$(361,670)	$(214,365)	$(210,010)

*	Amounts include $109,408, $0, $57,309, $372,667, $146,078, $70,287, $461,073, $226,075, $533,920, $442,926, $174,671, $551,230, $513,975, $250,938, $360,810, $403,942, $381,014, $973,078, $401,471, $283,760, $485,428, $652,535, $820,041, $980,275, $612,970, $674,036 and $677,325 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-177

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2015 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$8,988,443	$12,011,209	$7,616,395
Interest and other	274,699	362,739	436,587

	9,263,142	12,373,948	8,052,982
Expenses
Interest	2,623,328	3,198,557	1,728,329
Depreciation and amortization	2,297,137	2,904,618	2,165,627
Taxes and insurance	1,278,199	1,530,747	935,026
Repairs and maintenance	1,459,904	2,347,072	2,050,409
Operating expenses	2,139,931	2,864,489	2,287,940
Impairment loss	-	-	-
Other expenses	88,325	331,540	303,017

	9,886,824	13,177,023	9,470,348

NET INCOME (LOSS)	$(623,682)	$(803,075)	$(1,417,366)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(485,428)	$(652,535)	$(820,041)

Net income (loss) allocated to other partners	$(138,254)	$(150,540)	$(597,325)

*	Amounts include $109,408, $0, $57,309, $372,667, $146,078, $70,287, $461,073, $226,075, $533,920, $442,926, $174,671, $551,230, $513,975, $250,938, $360,810, $403,942, $381,014, $973,078, $401,471, $283,760, $485,428, $652,535, $820,041, $980,275, $612,970, $674,036 and $677,325 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-178

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2015 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$7,586,036	$7,672,594	$8,630,960
Interest and other	410,256	301,391	182,275

	7,996,292	7,973,985	8,813,235
Expenses
Interest	1,466,381	2,015,917	1,399,484
Depreciation and amortization	2,577,315	2,052,878	2,530,687
Taxes and insurance	820,521	560,059	1,056,860
Repairs and maintenance	1,888,325	1,587,593	1,864,206
Operating expenses	2,921,473	2,450,076	2,954,780
Impairment loss	-	-	-
Other expenses	83,350	102,792	237,084

	9,757,365	8,769,315	10,043,101

NET INCOME (LOSS)	$(1,761,073)	$(795,330)	$(1,229,866)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(980,275)	$(612,970)	$(843,380)

Net income (loss) allocated to other partners	$(780,798)	$(182,360)	$(386,486)

*	Amounts include $109,408, $0, $57,309, $372,667, $146,078, $70,287, $461,073, $226,075, $533,920, $442,926, $174,671, $551,230, $513,975, $250,938, $360,810, $403,942, $381,014, $973,078, $401,471, $283,760, $485,428, $652,535, $820,041, $980,275, $612,970, $674,036 and $677,325 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-179

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2015 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$5,973,032
Interest and other	215,422

6,188,454
Expenses
Interest	1,377,597
Depreciation and amortization	1,508,503
Taxes and insurance	805,432
Repairs and maintenance	1,198,718
Operating expenses	2,045,060
Impairment loss	-
Other expenses	92,076

7,027,386

NET INCOME (LOSS)	$(838,932)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(831,845)

Net income (loss) allocated to other partners	$(7,087)

*	Amounts include $109,408, $0, $57,309, $372,667, $146,078, $70,287, $461,073, $226,075, $533,920, $442,926, $174,671, $551,230, $513,975, $250,938, $360,810, $403,942, $381,014, $973,078, $401,471, $283,760, $485,428, $652,535, $820,041, $980,275, $612,970, $674,036 and $677,325 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-180

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

F-190

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE D - NOTES RECEIVABLE

Notes receivable at March 31, 2016 and 2015 consist of advance installments of $22,790 for both years, of capital contributions to operating limited partnerships. The notes are comprised of interest bearing notes at prime + 1.75%. Prime was 3.25% as of March 31, 2016 and 2015. These notes are secured by future installments of capital contributions or paid upon demand. The notes at March 31, 2016 and 2015 by series are as follows:

	2016	2015

Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	-	-
Series 33	-	-
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	-	-
Series 40	-	-
Series 41	-	-
Series 42	22,790	22,790
Series 43	-	-
Series 44	-	-
Series 45	-	-
Series 46	-	-

	$22,790	$22,790

F-191

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2016 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$10,666,816	$(66,671)	$279,798

Operating limited partnership rents received in advance	33,570	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(1,941,869)	(62,628)	19,976

Other	21,948,565	952	1,171,340

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(11,617,242)	(109,408)	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	(4,565,374)	(40,532)	(35,256)

Impairment loss not recognized for tax purposes	1,464,002	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(17,613,704)	(4,798)	(390,000)

Income (loss) for tax return purposes, December 31, 2015	$(1,625,236)	$(283,085)	$1,045,858

F-192

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2016 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$178,017	$168,719	$27,462

Operating limited partnership rents received in advance	-	-	358

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	9,937	(154,401)	-

Other	634,033	573,118	157,886

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(57,309)	(372,667)	(146,078)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(11,278)	(74,999)	(39,106)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(222,930)	12,654	51,324

Income (loss) for tax return purposes, December 31, 2015	$530,470	$152,424	$51,846

F-193

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2016 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$(33,376)	$(66,471)	$(152,027)

Operating limited partnership rents received in advance	-	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	-	-

Other	50,851	1,509,253	106,892

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(70,287)	(461,073)	(226,075)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(65,924)	(123,216)	(253,680)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(14,657)	(95,955)	(20,623)

Income (loss) for tax return purposes, December 31, 2015	$(133,393)	$762,538	$(545,513)

F-194

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2016 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$1,295,112	$355,117	$191,558

Operating limited partnership rents received in advance	-	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	(236,133)	(261,540)

Other	751,162	1,907,192	(733,450)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(533,920)	(442,926)	(174,671)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(67,191)	(128,069)	(91,676)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,394,145)	(380,363)	2,962

Income (loss) for tax return purposes, December 31, 2015	$51,018	$1,074,818	$(1,066,817)

F-195

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2016 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$1,144,794	$615,369	$1,023,616

Operating limited partnership rents received in advance	-	10,480	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(2,902,513)	85,502	19,848

Other	5,881,305	2,948,629	358,642

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(551,230)	(513,975)	(250,938)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(136,785)	(201,736)	(124,116)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,294,196)	(878,598)	(1,094,625)

Income (loss) for tax return purposes, December 31, 2015	$2,141,375	$2,065,671	$(67,573)

F-196

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2016 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$316,271	$1,374,252	$444,498

Operating limited partnership rents received in advance	-	388	530

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(474,323)	88,845	101,759

Other	3,365,399	(981,206)	389,350

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(360,810)	(403,942)	(381,014)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(126,064)	(131,468)	(110,314)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(333,873)	(1,587,306)	(659,104)

Income (loss) for tax return purposes, December 31, 2015	$2,386,600	$(1,640,437)	$(214,295)

F-197

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2016 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$(161,074)	$(91,569)	$49,450

Operating limited partnership rents received in advance	1,620	7,881	7,879

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	157,320	139,400	93,229

Other	1,915,796	178,787	(1,089,112)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(973,078)	(401,471)	(283,760)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(159,522)	(354,740)	(255,315)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(80,976)	(178,037)	(266,500)

Income (loss) for tax return purposes, December 31, 2015	$700,086	$(699,749)	$(1,744,129)

F-198

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2016 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$584,797	$302,913	$3,133,162

Operating limited partnership rents received in advance	255	-	1,603

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	193,581	228,916	42,892

Other	689,192	617,780	268,792

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(485,428)	(652,535)	(820,041)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(211,853)	(250,072)	(226,546)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,904,213)	(631,463)	(3,303,390)

Income (loss) for tax return purposes, December 31, 2015	$(1,133,669)	$(384,461)	$(903,528)

F-199

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2016 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$2,323,909	$(323,040)	$(1,050,682)

Operating limited partnership rents received in advance	718	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	206,108	254,628	283,200

Other	679,343	69,815	195,977

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(980,275)	(612,970)	(674,036)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(185,336)	(455,768)	(236,814)

Impairment loss not recognized for tax purposes	-	-	661,498

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,689,401)	(8,597)	(136,780)

Income (loss) for tax return purposes, December 31, 2015	$(644,934)	$(1,075,932)	$(957,637)

F-200

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2016 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(1,197,088)

Operating limited partnership rents received in advance	1,858

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	224,528

Other	330,847

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(677,325)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(467,998)

Impairment loss not recognized for tax purposes	802,504

Operating limited partnership impairment loss not recognized for tax purposes	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(110,114)

Income (loss) for tax return purposes, December 31, 2015	$(1,092,788)

F-201

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2016 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2015	$42,328,796	$(1,403,428)	$(930,445)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	72,745,706	988,006	307,183

Impairment loss in investment in operating limited partnerships	(161,650,983)	(409,509)	(38,116)

Historic tax credits - cumulative	978,267	570,617	-

Less share of loss - three months ended March 31, 2016	(447,007)	(62,488)	(15,685)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	46,045,221	316,802	677,063

Investments in operating limited partnerships - as reported	$-	$-	$-

F-212

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2016 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2015	$(1,342,882)	$1,555,007	$(1,072,670)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	866,909	1,241,388	2,084,698

Impairment loss in investment in operating limited partnerships	(325,787)	(4,061,633)	(1,151,381)

Historic tax credits - cumulative	223,537	-	-

Less share of loss - three months ended March 31, 2016	(7,927)	(7,292)	(841)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	586,150	1,272,530	140,194

Investments in operating limited partnerships - as reported	$-	$-	$-

F-213

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2016 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2015	$(155,992)	$(4,443,416)	$(2,029,960)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	343,851	4,331,079	1,587,855

Impairment loss in investment in operating limited partnerships	(1,359,466)	(1,822,975)	(4,036,605)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2016	(31,239)	(45,732)	(195,417)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,202,846	1,981,044	4,674,127

Investments in operating limited partnerships - as reported	$-	$-	$-

F-214

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2016 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2015	$(1,206,640)	$223,088	$(814,327)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,842,764	2,951,824	1,907,676

Impairment loss in investment in operating limited partnerships	(2,158,606)	(5,444,545)	(2,194,151)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2016	(33,990)	(39,537)	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	556,472	2,309,170	1,100,802

Investments in operating limited partnerships - as reported	$-	$-	$-

F-215

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2016 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2015	$(1,472,464)	$6,009,792	$2,809,764

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	4,016,452	4,963,274	1,578,487

Impairment loss in investment in operating limited partnerships	(6,454,920)	(13,361,331)	(6,467,715)

Historic tax credits - cumulative	-	184,113	-

Less share of loss - three months ended March 31, 2016	(6,859)	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	3,917,791	2,204,152	2,079,464

Investments in operating limited partnerships - as reported	$-	$-	$-

F-216

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2016 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2015	$3,684,015	$1,050,380	$2,972,631

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,642,674	3,423,568	2,019,997

Impairment loss in investment in operating limited partnerships	(6,843,156)	(5,230,309)	(6,862,772)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2016	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,516,467	756,361	1,870,144

Investments in operating limited partnerships - as reported	$-	$-	$-

F-217

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2016 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2015	$1,963,079	$5,210,561	$2,593,091

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	7,434,593	4,229,837	3,894,615

Impairment loss in investment in operating limited partnerships	(7,809,397)	(10,253,381)	(4,561,508)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2016	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	(1,588,275)	812,983	(1,926,198)

Investments in operating limited partnerships - as reported	$-	$-	$-

F-218

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2016 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2015	$4,806,539	$(305,488)	$1,160,438

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,222,136	3,234,895	3,747,535

Impairment loss in investment in operating limited partnerships	(9,078,021)	(6,847,483)	(7,195,970)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2016	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	2,049,346	3,918,076	2,287,997

Investments in operating limited partnerships - as reported	$-	$-	$-

F-219

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2016 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2015	$4,937,763	$(644,029)	$11,346,861

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	3,960,406	4,381,035	1,542,238

Impairment loss in investment in operating limited partnerships	(10,917,292)	(6,523,727)	(16,411,048)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2016	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	2,019,123	2,786,721	3,521,949

Investments in operating limited partnerships - as reported	$-	$-	$-

F-220

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2016 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2015	$7,827,528

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,000,731

Impairment loss in investment in operating limited partnerships	(13,830,179)

Historic tax credits - cumulative	-

Less share of loss - three months ended March 31, 2016	-

Operating limited partnership impairment loss not recognized for tax purposes	-

Other	5,001,920

Investments in operating limited partnerships - as reported	$-

F-221

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

F-231

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE F - CASH EQUIVALENTS

Cash equivalents of $21,634,841 and $23,664,318 as of March 31, 2016 and 2015, respectively, include money market accounts with interest rates ranging from 0.10% to 0.35% per annum.

NOTE G - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Fund has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2016.

NOTE H - SUBSEQUENT EVENTS

Subsequent to March 31, 2016, the Fund has entered into agreements to either sell or transfer its interests in five operating limited partnerships, all of which closed by June 2016. The sales price and other terms for the disposition of the operating limited partnerships has been determined. The proceeds received for the operating limited partnerships were $212,500. The gain on the dispositions of these operating limited partnerships was $190,500 and was recognized in the first quarter of the fiscal year ended 2017.

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