Form 10-K, Exhibit 13
period 2017-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2017-06-23
CIK 913778

Exhibit 13

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

BOSTON CAPITAL TAX CREDIT FUND IV L.P. -

SERIES 20 THROUGH SERIES 46

MARCH 31, 2017 AND 2016

Boston Capital Tax Credit Fund IV L.P. -

Series 20 through Series 46

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Report of Independent Registered Public Accounting Firm

To the Partners

Boston Capital Tax Credit Fund IV L.P.

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund IV L.P. - Series 20 through Series 46 (the "Partnership"), in total and for each series, as of March 31, 2017 and 2016, and the related statements of operations, changes in partners' capital (deficit) and cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2017. The Partnership's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

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

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund IV L.P. - Series 20 through Series 46, in total and for each series, as of March 31, 2017 and 2016, and the results of its operations and its cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP
COHNREZNICK LLP

Bethesda, Maryland

June 23, 2017

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2017 and 2016

	Total
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	27,209,997	21,728,069
Notes receivable	22,790	22,790
Other assets	164,773	164,773

	$27,397,560	$21,915,632

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$697,432	$685,806
Accounts payable – affiliates	39,637,826	49,270,814
Capital contributions payable	578,113	578,113

	40,913,371	50,534,733
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 issued and 83,310,666 and 83,428,546 outstanding at March 31, 2017 and 2016, respectively.	(6,338,126)	(21,290,383)
General partner	(7,177,685)	(7,328,718)

	(13,515,811)	(28,619,101)

	$27,397,560	$21,915,632

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 20
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	271,060	180,896
Notes receivable	-	-
Other assets	-	-

	$271,060	$180,896

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	1,466,902	1,442,059
Capital contributions payable	-	-

	1,466,902	1,442,059
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 issued and 3,833,200 and 3,843,500 outstanding at March 31, 2017 and 2016, respectively.	(875,631)	(940,299)
General partner	(320,211)	(320,864)

	(1,195,842)	(1,261,163)

	$271,060	$180,896

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 21
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	241,102	425,168
Notes receivable	-	-
Other assets	-	-

	$241,102	$425,168

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	1,321,237	1,460,365
Capital contributions payable	-	-

	1,321,237	1,460,365
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 issued and 1,879,500 and 1,881,000 outstanding at March 31, 2017 and 2016, respectively.	(907,383)	(862,894)
General partner	(172,752)	(172,303)

	(1,080,135)	(1,035,197)

	$241,102	$425,168

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 22
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	252,064	295,650
Notes receivable	-	-
Other assets	-	-

	$252,064	$295,650

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,848,897	2,819,689
Capital contributions payable	-	-

	2,848,897	2,819,689
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 issued and 2,557,045 and 2,559,800 outstanding at March 31, 2017 and 2016, respectively.	(2,351,781)	(2,279,715)
General partner	(245,052)	(244,324)

	(2,596,833)	(2,524,039)

	$252,064	$295,650

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 23
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	659,167	219,677
Notes receivable	-	-
Other assets	-	-

	$659,167	$219,677

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,089,674	2,052,312
Capital contributions payable	-	-

	2,089,674	2,052,312
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 issued and 3,314,827 and 3,323,327 outstanding at March 31, 2017 and 2016, respectively.	(1,131,355)	(1,529,462)
General partner	(299,152)	(303,173)

	(1,430,507)	(1,832,635)

	$659,167	$219,677

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 24
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	427,181	502,552
Notes receivable	-	-
Other assets	-	-

	$427,181	$502,552

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 issued and 2,154,253 and 2,158,878 outstanding at March 31, 2017 and 2016, respectively.	602,161	676,778
General partner	(174,980)	(174,226)

	427,181	502,552

	$427,181	$502,552

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 25
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	344,461	395,797
Notes receivable	-	-
Other assets	1,250	1,250

	$345,711	$397,047

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 issued and 3,016,809 and 3,020,309 outstanding at March 31, 2017 and 2016, respectively.	565,870	616,693
General partner	(220,159)	(219,646)

	345,711	397,047

	$345,711	$397,047

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 26
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	677,679	809,362
Notes receivable	-	-
Other assets	-	-

	$677,679	$809,362

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$4,960
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	4,960
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 issued and 3,977,000 and 3,983,600 outstanding at March 31, 2017 and 2016, respectively.	989,245	1,114,701
General partner	(311,566)	(310,299)

	677,679	804,402

	$677,679	$809,362

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 27
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	3,606,473	899,636
Notes receivable	-	-
Other assets	-	-

	$3,606,473	$899,636

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$31,673	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	31,673	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 issued and 2,446,400 and 2,453,500 outstanding at March 31, 2017 and 2016, respectively.	3,745,499	1,097,087
General partner	(170,699)	(197,451)

	3,574,800	899,636

	$3,606,473	$899,636

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 28
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	812,483	884,427
Notes receivable	-	-
Other assets	-	-

	$812,483	$884,427

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$7,500
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	7,500
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 issued and 3,990,738 and 3,994,238 outstanding at March 31, 2017 and 2016, respectively.	1,086,195	1,149,995
General partner	(273,712)	(273,068)

	812,483	876,927

	$812,483	$884,427

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 29
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	345,648	618,758
Notes receivable	-	-
Other assets	-	-

	$345,648	$618,758

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	3,479,192	3,578,505
Capital contributions payable	8,235	8,235

	3,487,427	3,586,740
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 issued and 3,965,300 and 3,980,400 outstanding at March 31, 2017 and 2016, respectively.	(2,771,714)	(2,599,655)
General partner	(370,065)	(368,327)

	(3,141,779)	(2,967,982)

	$345,648	$618,758

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 30
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	270,126	304,293
Notes receivable	-	-
Other assets	-	-

	$270,126	$304,293

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	1,641,976	1,572,292
Capital contributions payable	105,139	105,139

	1,747,115	1,677,431
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 issued and 2,631,000 and 2,636,000 outstanding at March 31, 2017 and 2016, respectively.	(1,235,163)	(1,132,351)
General partner	(241,826)	(240,787)

	(1,476,989)	(1,373,138)

	$270,126	$304,293

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 31
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	2,047,648	1,351,761
Notes receivable	-	-
Other assets	25,000	25,000

	$2,072,648	$1,376,761

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$3,000
Accounts payable - affiliates	-	-
Capital contributions payable	66,294	66,294

	66,294	69,294
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 issued and 4,395,557 and 4,396,557 outstanding at March 31, 2017 and 2016, respectively.	2,365,549	1,673,651
General partner	(359,195)	(366,184)

	2,006,354	1,307,467

	$2,072,648	$1,376,761

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 32
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	837,185	1,061,685
Notes receivable	-	-
Other assets	-	-

	$837,185	$1,061,685

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$2,000	$7,000
Accounts payable - affiliates	2,772,531	3,366,055
Capital contributions payable	1,229	1,229

	2,775,760	3,374,284
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 issued and 4,740,198 and 4,740,698 outstanding at March 31, 2017 and 2016, respectively.	(1,512,826)	(1,883,110)
General partner	(425,749)	(429,489)

	(1,938,575)	(2,312,599)

	$837,185	$1,061,685

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 33
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	337,765	1,266,455
Notes receivable	-	-
Other assets	-	-

	$337,765	$1,266,455

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	1,190,828	2,025,236
Capital contributions payable	69,154	69,154

	1,259,982	2,094,390
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 issued and 2,626,533 and 2,628,033 outstanding at March 31, 2017 and 2016, respectively.	(687,215)	(593,876)
General partner	(235,002)	(234,059)

	(922,217)	(827,935)

	$337,765	$1,266,455

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 34
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	849,078	674,173
Notes receivable	-	-
Other assets	-	-

	$849,078	$674,173

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	3,221,597	3,603,434
Capital contributions payable	-	-

	3,221,597	3,603,434
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 issued and 3,517,419 and 3,523,019 outstanding at March 31, 2017 and 2016, respectively.	(2,048,404)	(2,599,579)
General partner	(324,115)	(329,682)

	(2,372,519)	(2,929,261)

	$849,078	$674,173

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 35
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	2,392,767	1,693,223
Notes receivable	-	-
Other assets	-	-

	$2,392,767	$1,693,223

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	551,982	2,494,235
Capital contributions payable	-	-

	551,982	2,494,235
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 issued and 3,288,363 and 3,293,763 outstanding at March 31, 2017 and 2016, respectively.	2,104,402	(510,977)
General partner	(263,617)	(290,035)

	1,840,785	(801,012)

	$2,392,767	$1,693,223

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 36
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	2,934,317	979,340
Notes receivable	-	-
Other assets	-	-

	$2,934,317	$979,340

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$131,000	$133,500
Accounts payable - affiliates	767,505	1,292,536
Capital contributions payable	-	-

	898,505	1,426,036
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,838 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,838 issued and 2,095,704 and 2,098,204 outstanding at March 31, 2017 and 2016, respectively.	2,194,117	(263,566)
General partner	(158,305)	(183,130)

	2,035,812	(446,696)

	$2,934,317	$979,340

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 37
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	2,096,039	340,689
Notes receivable	-	-
Other assets	-	-

	$2,096,039	$340,689

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,043,715	2,501,407
Capital contributions payable	138,438	138,438

	2,182,153	2,639,845
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 issued and 2,495,600 and 2,507,500 outstanding at March 31, 2017 and 2016, respectively.	130,312	(2,060,600)
General partner	(216,426)	(238,556)

	(86,114)	(2,299,156)

	$2,096,039	$340,689

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 38
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	3,042,864	333,474
Notes receivable	-	-
Other assets	-	-

	$3,042,864	$333,474

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$6,543	$4,779
Accounts payable - affiliates	1,515,985	2,020,632
Capital contributions payable	-	-

	1,522,528	2,025,411
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 issued and 2,540,100 and 2,540,100 outstanding at March 31, 2017 and 2016, respectively.	1,723,417	(1,456,733)
General partner	(203,081)	(235,204)

	1,520,336	(1,691,937)

	$3,042,864	$333,474

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 39
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,248,898	313,691
Notes receivable	-	-
Other assets	-	-

	$1,248,898	$313,691

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$6,543	$4,894
Accounts payable - affiliates	1,154,240	1,775,213
Capital contributions payable	-	-

	1,160,783	1,780,107
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,151 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,151 issued and 2,288,351 and 2,290,151 outstanding at March 31, 2017 and 2016, respectively.	283,677	(1,255,309)
General partner	(195,562)	(211,107)

	88,115	(1,466,416)

	$1,248,898	$313,691

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 40
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	248,318	510,705
Notes receivable	-	-
Other assets	-	-

	$248,318	$510,705

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$5,000
Accounts payable - affiliates	2,684,058	2,862,316
Capital contributions payable	102	102

	2,684,160	2,867,418
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 issued and 2,622,756 and 2,623,756 outstanding at March 31, 2017 and 2016, respectively.	(2,186,540)	(2,108,202)
General partner	(249,302)	(248,511)

	(2,435,842)	(2,356,713)

	$248,318	$510,705

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 41
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	322,902	331,029
Notes receivable	-	-
Other assets	1,218	1,218

	$324,120	$332,247

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$4,500	$-
Accounts payable - affiliates	3,286,255	3,161,663
Capital contributions payable	100	100

	3,290,855	3,161,763
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 issued and 2,884,126 and 2,891,626 outstanding at March 31, 2017 and 2016, respectively.	(2,687,899)	(2,552,052)
General partner	(278,836)	(277,464)

	(2,966,735)	(2,829,516)

	$324,120	$332,247

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 42
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,072,528	3,412,757
Notes receivable	22,790	22,790
Other assets	51,003	51,003

	$1,146,321	$3,486,550

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	2,141,040
Capital contributions payable	73,433	73,433

	73,433	2,214,473
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 issued and 2,736,262 outstanding at March 31, 2017 and 2016.	1,303,097	1,500,294
General partner	(230,209)	(228,217)

	1,072,888	1,272,077

	$1,146,321	$3,486,550

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 43
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	351,638	2,886,991
Notes receivable	-	-
Other assets	82,514	82,514

	$434,152	$2,969,505

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	771,794	3,061,116
Capital contributions payable	99,265	99,265

	871,059	3,160,381
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 issued and 3,632,487 and 3,637,987 outstanding at March 31, 2017 and 2016, respectively.	(111,017)	132,554
General partner	(325,890)	(323,430)

	(436,907)	(190,876)

	$434,152	$2,969,505

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 44
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	66,324	44,503
Notes receivable	-	-
Other assets	-	-

	$66,324	$44,503

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,584,641	2,331,303
Capital contributions payable	-	-

	2,584,641	2,331,303
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,973 issued and 2,699,473 and 2,699,973 outstanding at March 31, 2017 and 2016, respectively.	(2,255,686)	(2,026,484)
General partner	(262,631)	(260,316)

	(2,518,317)	(2,286,800)

	$66,324	$44,503

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 45
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	803,153	748,100
Notes receivable	-	-
Other assets	-	-

	$803,153	$748,100

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$515,173	$515,173
Accounts payable - affiliates	2,357,846	2,058,519
Capital contributions payable	16,724	16,724

	2,889,743	2,590,416
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 issued and 4,009,667 and 4,014,367 outstanding at March 31, 2017 and 2016, respectively.	(1,712,062)	(1,470,231)
General partner	(374,528)	(372,085)

	(2,086,590)	(1,842,316)

	$803,153	$748,100

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 46
	2017	2016
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	651,129	243,277
Notes receivable	-	-
Other assets	3,788	3,788

	$654,917	$247,065

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	1,886,971	1,650,887
Capital contributions payable	-	-

	1,886,971	1,650,887
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 issued and 2,971,998 outstanding at March 31, 2017 and 2016.	(956,991)	(1,127,041)
General partner	(275,063)	(276,781)

	(1,232,054)	(1,403,822)

	$654,917	$247,065

(see notes to financial statements)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

Years ended March 31, 2017 and 2016

	Total
	2017	2016
Income
Interest income	$52,063	$76,212
Miscellaneous	318,673	1,064,441

	370,736	1,140,653

Share of income (losses) from operating limited partnerships *	18,806,644	15,114,264

Expenses and loss
Fund management fee	2,469,863	3,064,018
General and administrative expenses	780,422	475,546
Professional fees	823,805	584,535
Impairment loss	-	1,464,002

	4,074,090	5,588,101

NET INCOME (LOSS)	$15,103,290	$10,666,816

Net income (loss) allocated to general partner	$151,033	$106,668

Net income (loss) allocated to limited partners	$14,952,257	$10,560,148

Net income (loss) per BAC	$0.18	$0.13

* Includes $18,806,644 and $15,520,223, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 20
	2017	2016
Income
Interest income	$441	$529
Miscellaneous	-	64

	441	593

Share of income (losses) from operating limited partnerships *	138,000	-

Expenses and loss
Fund management fee	23,476	28,405
General and administrative expenses	35,102	20,033
Professional fees	14,542	18,826
Impairment loss	-	-

	73,120	67,264

NET INCOME (LOSS)	$65,321	$(66,671)

Net income (loss) allocated to general partner	$653	$(667)

Net income (loss) allocated to limited partners	$64,668	$(66,004)

Net income (loss) per BAC	$0.02	$(0.02)

* Includes $138,000 and $-, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 21
	2017	2016
Income
Interest income	$582	$856
Miscellaneous	859	859

	1,441	1,715

Share of income (losses) from operating limited partnerships *	-	326,273

Expenses and loss
Fund management fee	8,821	21,102
General and administrative expenses	22,774	13,792
Professional fees	14,784	13,296
Impairment loss	-	-

	46,379	48,190

NET INCOME (LOSS)	$(44,938)	$279,798

Net income (loss) allocated to general partner	$(449)	$2,798

Net income (loss) allocated to limited partners	$(44,489)	$277,000

Net income (loss) per BAC	$(0.02)	$0.15

* Includes $- and $326,273, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 22
	2017	2016
Income
Interest income	$376	$304
Miscellaneous	-	433

	376	737

Share of income (losses) from operating limited partnerships *	-	248,148

Expenses and loss
Fund management fee	28,108	36,899
General and administrative expenses	28,021	16,518
Professional fees	17,041	17,451
Impairment loss	-	-

	73,170	70,868

NET INCOME (LOSS)	$(72,794)	$178,017

Net income (loss) allocated to general partner	$(728)	$1,780

Net income (loss) allocated to limited partners	$(72,066)	$176,237

Net income (loss) per BAC	$(0.03)	$0.07

* Includes $- and $248,148, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 23
	2017	2016
Income
Interest income	$303	$483
Miscellaneous	-	3,243

	303	3,726

Share of income (losses) from operating limited partnerships *	488,550	247,429

Expenses and loss
Fund management fee	32,282	43,489
General and administrative expenses	33,636	19,526
Professional fees	20,807	19,421
Impairment loss	-	-

	86,725	82,436

NET INCOME (LOSS)	$402,128	$168,719

Net income (loss) allocated to general partner	$4,021	$1,687

Net income (loss) allocated to limited partners	$398,107	$167,032

Net income (loss) per BAC	$0.12	$0.05

* Includes $488,550 and $247,429, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 24
	2017	2016
Income
Interest income	$380	$1,870
Miscellaneous	6,026	87,251

	6,406	89,121

Share of income (losses) from operating limited partnerships *	-	16,675

Expenses and loss
Fund management fee	40,285	44,494
General and administrative expenses	26,138	16,083
Professional fees	15,354	17,757
Impairment loss	-	-

	81,777	78,334

NET INCOME (LOSS)	$(75,371)	$27,462

Net income (loss) allocated to general partner	$(754)	$275

Net income (loss) allocated to limited partners	$(74,617)	$27,187

Net income (loss) per BAC	$(0.03)	$0.01

* Includes $- and $16,675, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 25
	2017	2016
Income
Interest income	$331	$7,340
Miscellaneous	10,178	10,178

	10,509	17,518

Share of income (losses) from operating limited partnerships *	-	-

Expenses and loss
Fund management fee	16,376	16,376
General and administrative expenses	31,302	18,219
Professional fees	14,167	16,299
Impairment loss	-	-

	61,845	50,894

NET INCOME (LOSS)	$(51,336)	$(33,376)

Net income (loss) allocated to general partner	$(513)	$(334)

Net income (loss) allocated to limited partners	$(50,823)	$(33,042)

Net income (loss) per BAC	$(0.02)	$(0.01)

* Includes $- and $-, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 26
	2017	2016
Income
Interest income	$1,016	$4,316
Miscellaneous	6,176	5,412

	7,192	9,728

Share of income (losses) from operating limited partnerships *	18,500	59,000

Expenses and loss
Fund management fee	87,735	82,137
General and administrative expenses	39,315	22,585
Professional fees	25,365	30,477
Impairment loss	-	-

	152,415	135,199

NET INCOME (LOSS)	$(126,723)	$(66,471)

Net income (loss) allocated to general partner	$(1,267)	$(665)

Net income (loss) allocated to limited partners	$(125,456)	$(65,806)

Net income (loss) per BAC	$(0.03)	$(0.02)

* Includes $18,500 and $59,000, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 27
	2017	2016
Income
Interest income	$9,157	$2,553
Miscellaneous	6,000	12,965

	15,157	15,518

Share of income (losses) from operating limited partnerships *	3,016,000	-

Expenses and loss
Fund management fee	99,812	132,052
General and administrative expenses	25,464	16,464
Professional fees	230,717	19,029
Impairment loss	-	-

	355,993	167,545

NET INCOME (LOSS)	$2,675,164	$(152,027)

Net income (loss) allocated to general partner	$26,752	$(1,520)

Net income (loss) allocated to limited partners	$2,648,412	$(150,507)

Net income (loss) per BAC	$1.08	$(0.06)

* Includes $3,016,000 and $-, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 28
	2017	2016
Income
Interest income	$1,151	$13,092
Miscellaneous	7,976	14,489

	9,127	27,581

Share of income (losses) from operating limited partnerships *	5,000	1,405,521

Expenses and loss
Fund management fee	21,679	87,298
General and administrative expenses	34,775	22,039
Professional fees	22,117	28,653
Impairment loss	-	-

	78,571	137,990

NET INCOME (LOSS)	$(64,444)	$1,295,112

Net income (loss) allocated to general partner	$(644)	$12,951

Net income (loss) allocated to limited partners	$(63,800)	$1,282,161

Net income (loss) per BAC	$(0.02)	$0.32

* Includes $5,000 and $1,405,521, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 29
	2017	2016
Income
Interest income	$749	$1,078
Miscellaneous	-	278,558

	749	279,636

Share of income (losses) from operating limited partnerships *	-	199,000

Expenses and loss
Fund management fee	74,532	73,241
General and administrative expenses	35,610	20,428
Professional fees	64,404	29,850
Impairment loss	-	-

	174,546	123,519

NET INCOME (LOSS)	$(173,797)	$355,117

Net income (loss) allocated to general partner	$(1,738)	$3,551

Net income (loss) allocated to limited partners	$(172,059)	$351,566

Net income (loss) per BAC	$(0.04)	$0.09

* Includes $- and $199,000, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 30
	2017	2016
Income
Interest income	$637	$1,178
Miscellaneous	1,243	1,522

	1,880	2,700

Share of income (losses) from operating limited partnerships *	-	273,454

Expenses and loss
Fund management fee	59,468	44,854
General and administrative expenses	25,835	15,954
Professional fees	20,428	23,788
Impairment loss	-	-

	105,731	84,596

NET INCOME (LOSS)	$(103,851)	$191,558

Net income (loss) allocated to general partner	$(1,039)	$1,916

Net income (loss) allocated to limited partners	$(102,812)	$189,642

Net income (loss) per BAC	$(0.04)	$0.07

* Includes $- and $273,454, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 31
	2017	2016
Income
Interest income	$2,782	$3,356
Miscellaneous	590	592

	3,372	3,948

Share of income (losses) from operating limited partnerships *	877,411	1,328,188

Expenses and loss
Fund management fee	121,262	138,043
General and administrative expenses	34,845	21,962
Professional fees	25,789	27,337
Impairment loss	-	-

	181,896	187,342

NET INCOME (LOSS)	$698,887	$1,144,794

Net income (loss) allocated to general partner	$6,989	$11,448

Net income (loss) allocated to limited partners	$691,898	$1,133,346

Net income (loss) per BAC	$0.16	$0.26

* Includes $877,411 and $1,328,188, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 32
	2017	2016
Income
Interest income	$1,309	$1,415
Miscellaneous	4,300	16,550

	5,609	17,965

Share of income (losses) from operating limited partnerships *	569,552	825,886

Expenses and loss
Fund management fee	144,806	184,876
General and administrative expenses	36,276	21,384
Professional fees	20,055	22,222
Impairment loss	-	-

	201,137	228,482

NET INCOME (LOSS)	$374,024	$615,369

Net income (loss) allocated to general partner	$3,740	$6,154

Net income (loss) allocated to limited partners	$370,284	$609,215

Net income (loss) per BAC	$0.08	$0.13

* Includes $569,552 and $825,886, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 33
	2017	2016
Income
Interest income	$1,400	$2,172
Miscellaneous	1,800	8,953

	3,200	11,125

Share of income (losses) from operating limited partnerships *	-	1,097,000

Expenses and loss
Fund management fee	56,922	52,507
General and administrative expenses	24,374	14,920
Professional fees	16,186	17,082
Impairment loss	-	-

	97,482	84,509

NET INCOME (LOSS)	$(94,282)	$1,023,616

Net income (loss) allocated to general partner	$(943)	$10,236

Net income (loss) allocated to limited partners	$(93,339)	$1,013,380

Net income (loss) per BAC	$(0.04)	$0.39

* Includes $- and $1,097,000, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 34
	2017	2016
Income
Interest income	$1,445	$18,192
Miscellaneous	15,442	91,875

	16,887	110,067

Share of income (losses) from operating limited partnerships *	630,691	328,000

Expenses and loss
Fund management fee	41,426	83,189
General and administrative expenses	29,336	17,895
Professional fees	20,074	20,712
Impairment loss	-	-

	90,836	121,796

NET INCOME (LOSS)	$556,742	$316,271

Net income (loss) allocated to general partner	$5,567	$3,163

Net income (loss) allocated to limited partners	$551,175	$313,108

Net income (loss) per BAC	$0.16	$0.09

* Includes $630,691 and $328,000, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 35
	2017	2016
Income
Interest income	$8,322	$2,723
Miscellaneous	4,893	18,972

	13,215	21,695

Share of income (losses) from operating limited partnerships *	2,720,765	1,504,603

Expenses and loss
Fund management fee	43,447	116,442
General and administrative expenses	29,293	17,520
Professional fees	19,443	18,084
Impairment loss	-	-

	92,183	152,046

NET INCOME (LOSS)	$2,641,797	$1,374,252

Net income (loss) allocated to general partner	$26,418	$13,743

Net income (loss) allocated to limited partners	$2,615,379	$1,360,509

Net income (loss) per BAC	$0.80	$0.41

* Includes $2,720,765 and $1,504,603, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 36
	2017	2016
Income
Interest income	$5,514	$1,073
Miscellaneous	6,425	19,215

	11,939	20,288

Share of income (losses) from operating limited partnerships *	2,515,373	571,611

Expenses and loss
Fund management fee	4,670	116,517
General and administrative expenses	21,777	14,281
Professional fees	18,357	16,603
Impairment loss	-	-

	44,804	147,401

NET INCOME (LOSS)	$2,482,508	$444,498

Net income (loss) allocated to general partner	$24,825	$4,445

Net income (loss) allocated to limited partners	$2,457,683	$440,053

Net income (loss) per BAC	$1.17	$0.21

* Includes $2,515,373 and $571,611, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 37
	2017	2016
Income
Interest income	$3,535	$728
Miscellaneous	4,811	14,312

	8,346	15,040

Share of income (losses) from operating limited partnerships *	2,349,732	-

Expenses and loss
Fund management fee	106,790	145,806
General and administrative expenses	22,977	14,502
Professional fees	15,269	15,806
Impairment loss	-	-

	145,036	176,114

NET INCOME (LOSS)	$2,213,042	$(161,074)

Net income (loss) allocated to general partner	$22,130	$(1,611)

Net income (loss) allocated to limited partners	$2,190,912	$(159,463)

Net income (loss) per BAC	$0.88	$(0.06)

* Includes $2,349,732 and $-, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 38
	2017	2016
Income
Interest income	$1,203	$425
Miscellaneous	85,146	51,982

	86,349	52,407

Share of income (losses) from operating limited partnerships *	3,273,698	32,421

Expenses and loss
Fund management fee	103,420	143,708
General and administrative expenses	24,162	15,431
Professional fees	20,192	17,258
Impairment loss	-	-

	147,774	176,397

NET INCOME (LOSS)	$3,212,273	$(91,569)

Net income (loss) allocated to general partner	$32,123	$(916)

Net income (loss) allocated to limited partners	$3,180,150	$(90,653)

Net income (loss) per BAC	$1.25	$(0.04)

* Includes $3,273,698 and $32,421, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 39
	2017	2016
Income
Interest income	$663	$377
Miscellaneous	1,210	90,900

	1,873	91,277

Share of income (losses) from operating limited partnerships *	1,645,989	102,774

Expenses and loss
Fund management fee	52,601	112,093
General and administrative expenses	21,423	14,201
Professional fees	19,307	18,307
Impairment loss	-	-

	93,331	144,601

NET INCOME (LOSS)	$1,554,531	$49,450

Net income (loss) allocated to general partner	$15,545	$494

Net income (loss) allocated to limited partners	$1,538,986	$48,956

Net income (loss) per BAC	$0.67	$0.02

* Includes $1,645,989 and $102,774, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 40
	2017	2016
Income
Interest income	$315	$185
Miscellaneous	-	11,167

	315	11,352

Share of income (losses) from operating limited partnerships *	93,700	790,011

Expenses and loss
Fund management fee	126,039	180,377
General and administrative expenses	23,982	15,212
Professional fees	23,123	20,977
Impairment loss	-	-

	173,144	216,566

NET INCOME (LOSS)	$(79,129)	$584,797

Net income (loss) allocated to general partner	$(791)	$5,848

Net income (loss) allocated to limited partners	$(78,338)	$578,949

Net income (loss) per BAC	$(0.03)	$0.22

* Includes $93,700 and $790,011, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 41
	2017	2016
Income
Interest income	$651	$728
Miscellaneous	42,406	75,255

	43,057	75,983

Share of income (losses) from operating limited partnerships *	70,500	457,440

Expenses and loss
Fund management fee	196,640	184,568
General and administrative expenses	27,796	17,842
Professional fees	26,340	28,100
Impairment loss	-	-

	250,776	230,510

NET INCOME (LOSS)	$(137,219)	$302,913

Net income (loss) allocated to general partner	$(1,372)	$3,029

Net income (loss) allocated to limited partners	$(135,847)	$299,884

Net income (loss) per BAC	$(0.05)	$0.10

* Includes $70,500 and $457,440, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 42
	2017	2016
Income
Interest income	$4,004	$5,362
Miscellaneous	4,406	112,298

	8,410	117,660

Share of income (losses) from operating limited partnerships *	-	3,214,695

Expenses and loss
Fund management fee	152,300	156,727
General and administrative expenses	26,109	16,599
Professional fees	29,190	25,867
Impairment loss	-	-

	207,599	199,193

NET INCOME (LOSS)	$(199,189)	$3,133,162

Net income (loss) allocated to general partner	$(1,992)	$31,332

Net income (loss) allocated to limited partners	$(197,197)	$3,101,830

Net income (loss) per BAC	$(0.07)	$1.13

* Includes $- and $3,214,695, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 43
	2017	2016
Income
Interest income	$4,077	$4,813
Miscellaneous	1,759	66,760

	5,836	71,573

Share of income (losses) from operating limited partnerships*	-	2,492,094

Expenses and loss
Fund management fee	190,024	193,844
General and administrative expenses	31,565	19,467
Professional fees	30,278	26,447
Impairment loss	-	-

	251,867	239,758

NET INCOME (LOSS)	$(246,031)	$2,323,909

Net income (loss) allocated to general partner	$(2,460)	$23,239

Net income (loss) allocated to limited partners	$(243,571)	$2,300,670

Net income (loss) per BAC	$(0.07)	$0.63

* Includes $- and $2,492,094, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 44
	2017	2016
Income
Interest income	$36	$20
Miscellaneous	16,818	10,349

	16,854	10,369

Share of income (losses) from operating limited partnerships	-	(82,095)

Expenses and loss
Fund management fee	206,172	219,779
General and administrative expenses	25,049	14,871
Professional fees	17,150	16,664
Impairment loss	-	-

	248,371	251,314

NET INCOME (LOSS)	$(231,517)	$(323,040)

Net income (loss) allocated to general partner	$(2,315)	$(3,230)

Net income (loss) allocated to limited partners	$(229,202)	$(319,810)

Net income (loss) per BAC	$(0.08)	$(0.12)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 45
	2017	2016
Income
Interest income	$1,204	$405
Miscellaneous	53,785	41,174

	54,989	41,579

Share of income (losses) from operating limited partnerships	-	(169,344)

Expenses and loss
Fund management fee	223,161	206,958
General and administrative expenses	35,365	20,734
Professional fees	40,737	33,727
Impairment loss	-	661,498

	299,263	922,917

NET INCOME (LOSS)	$(244,274)	$(1,050,682)

Net income (loss) allocated to general partner	$(2,443)	$(10,507)

Net income (loss) allocated to limited partners	$(241,831)	$(1,040,175)

Net income (loss) per BAC	$(0.06)	$(0.26)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 46
	2017	2016
Income
Interest income	$480	$639
Miscellaneous	36,424	19,113

	36,904	19,752

Share of income (losses) from operating limited partnerships *	393,183	(154,520)

Expenses and loss
Fund management fee	207,609	218,237
General and administrative expenses	28,121	17,084
Professional fees	22,589	24,495
Impairment loss	-	802,504

	258,319	1,062,320

NET INCOME (LOSS)	$171,768	$(1,197,088)

Net income (loss) allocated to general partner	$1,718	$(11,971)

Net income (loss) allocated to limited partners	$170,050	$(1,185,117)

Net income (loss) per BAC	$0.06	$(0.40)

* Includes $393,183 and $-, respectively, in 2017 and 2016 from gain on disposal of operating limited partnership.

(see notes to financial statements)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2017 and 2016

Total	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(19,481,250)	$(7,435,386)	$(26,916,636)

Distributions	(12,369,281)	-	(12,369,281)

Net income (loss)	10,560,148	106,668	10,666,816

Partners’ capital (deficit), March 31, 2016	(21,290,383)	(7,328,718)	(28,619,101)

Net income (loss)	14,952,257	151,033	15,103,290

Partners’ capital (deficit), March 31, 2017	$(6,338,126)	$(7,177,685)	$(13,515,811)

Series 20	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(874,295)	$(320,197)	$(1,194,492)

Distributions	-	-	-

Net income (loss)	(66,004)	(667)	(66,671)

Partners’ capital (deficit), March 31, 2016	(940,299)	(320,864)	(1,261,163)

Net income (loss)	64,668	653	65,321

Partners’ capital (deficit), March 31, 2017	$(875,631)	$(320,211)	$(1,195,842)

Series 21	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(1,139,894)	$(175,101)	$(1,314,995)

Distributions	-	-	-

Net income (loss)	277,000	2,798	279,798

Partners’ capital (deficit), March 31, 2016	(862,894)	(172,303)	(1,035,197)

Net income (loss)	(44,489)	(449)	(44,938)

Partners’ capital (deficit), March 31, 2017	$(907,383)	$(172,752)	$(1,080,135)

Series 22	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(2,455,952)	$(246,104)	$(2,702,056)

Distributions	-	-	-

Net income (loss)	176,237	1,780	178,017

Partners’ capital (deficit), March 31, 2016	(2,279,715)	(244,324)	(2,524,039)

Net income (loss)	(72,066)	(728)	(72,794)

Partners’ capital (deficit), March 31, 2017	$(2,351,781)	$(245,052)	$(2,596,833)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2017 and 2016

Series 23	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(1,696,494)	$(304,860)	$(2,001,354)

Distributions	-	-	-

Net income (loss)	167,032	1,687	168,719

Partners’ capital (deficit), March 31, 2016	(1,529,462)	(303,173)	(1,832,635)

Net income (loss)	398,107	4,021	402,128

Partners’ capital (deficit), March 31, 2017	$(1,131,355)	$(299,152)	$(1,430,507)

Series 24	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$1,254,077	$(174,501)	$1,079,576

Distributions	(604,486)	-	(604,486)

Net income (loss)	27,187	275	27,462

Partners’ capital (deficit), March 31, 2016	676,778	(174,226)	502,552

Net income (loss)	(74,617)	(754)	(75,371)

Partners’ capital (deficit), March 31, 2017	$602,161	$(174,980)	$427,181

Series 25	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$4,032,481	$(219,312)	$3,813,169

Distributions	(3,382,746)	-	(3,382,746)

Net income (loss)	(33,042)	(334)	(33,376)

Partners’ capital (deficit), March 31, 2016	616,693	(219,646)	397,047

Net income (loss)	(50,823)	(513)	(51,336)

Partners’ capital (deficit), March 31, 2017	$565,870	$(220,159)	$345,711

Series 26	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$3,371,487	$(309,634)	$3,061,853

Distributions	(2,190,980)	-	(2,190,980)

Net income (loss)	(65,806)	(665)	(66,471)

Partners’ capital (deficit), March 31, 2016	1,114,701	(310,299)	804,402

Net income (loss)	(125,456)	(1,267)	(126,723)

Partners’ capital (deficit), March 31, 2017	$989,245	$(311,566)	$677,679

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2017 and 2016

Series 27	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$1,247,594	$(195,931)	$1,051,663

Distributions	-	-	-

Net income (loss)	(150,507)	(1,520)	(152,027)

Partners’ capital (deficit), March 31, 2016	1,097,087	(197,451)	899,636

Net income (loss)	2,648,412	26,752	2,675,164

Partners’ capital (deficit), March 31, 2017	$3,745,499	$(170,699)	$3,574,800

Series 28	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$6,058,903	$(286,019)	$5,772,884

Distributions	(6,191,069)	-	(6,191,069)

Net income (loss)	1,282,161	12,951	1,295,112

Partners’ capital (deficit), March 31, 2016	1,149,995	(273,068)	876,927

Net income (loss)	(63,800)	(644)	(64,444)

Partners’ capital (deficit), March 31, 2017	$1,086,195	$(273,712)	$812,483

Series 29	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(2,951,221)	$(371,878)	$(3,323,099)

Distributions	-	-	-

Net income (loss)	351,566	3,551	355,117

Partners’ capital (deficit), March 31, 2016	(2,599,655)	(368,327)	(2,967,982)

Net income (loss)	(172,059)	(1,738)	(173,797)

Partners’ capital (deficit), March 31, 2017	$(2,771,714)	$(370,065)	$(3,141,779)

Series 30	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(1,321,993)	$(242,703)	$(1,564,696)

Distributions	-	-	-

Net income (loss)	189,642	1,916	191,558

Partners’ capital (deficit), March 31, 2016	(1,132,351)	(240,787)	(1,373,138)

Net income (loss)	(102,812)	(1,039)	(103,851)

Partners’ capital (deficit), March 31, 2017	$(1,235,163)	$(241,826)	$(1,476,989)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2017 and 2016

Series 31	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$540,305	$(377,632)	$162,673

Distributions	-	-	-

Net income (loss)	1,133,346	11,448	1,144,794

Partners’ capital (deficit), March 31, 2016	1,673,651	(366,184)	1,307,467

Net income (loss)	691,898	6,989	698,887

Partners’ capital (deficit), March 31, 2017	$2,365,549	$(359,195)	$2,006,354

Series 32	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(2,492,325)	$(435,643)	$(2,927,968)

Distributions	-	-	-

Net income (loss)	609,215	6,154	615,369

Partners’ capital (deficit), March 31, 2016	(1,883,110)	(429,489)	(2,312,599)

Net income (loss)	370,284	3,740	374,024

Partners’ capital (deficit), March 31, 2017	$(1,512,826)	$(425,749)	$(1,938,575)

Series 33	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(1,607,256)	$(244,295)	$(1,851,551)

Distributions	-	-	-

Net income (loss)	1,013,380	10,236	1,023,616

Partners’ capital (deficit), March 31, 2016	(593,876)	(234,059)	(827,935)

Net income (loss)	(93,339)	(943)	(94,282)

Partners’ capital (deficit), March 31, 2017	$(687,215)	$(235,002)	$(922,217)

Series 34	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(2,912,687)	$(332,845)	$(3,245,532)

Distributions	-	-	-

Net income (loss)	313,108	3,163	316,271

Partners’ capital (deficit), March 31, 2016	(2,599,579)	(329,682)	(2,929,261)

Net income (loss)	551,175	5,567	556,742

Partners’ capital (deficit), March 31, 2017	$(2,048,404)	$(324,115)	$(2,372,519)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2017 and 2016

Series 35	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(1,871,486)	$(303,778)	$(2,175,264)

Distributions	-	-	-

Net income (loss)	1,360,509	13,743	1,374,252

Partners’ capital (deficit), March 31, 2016	(510,977)	(290,035)	(801,012)

Net income (loss)	2,615,379	26,418	2,641,797

Partners’ capital (deficit), March 31, 2017	$2,104,402	$(263,617)	$1,840,785

Series 36	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(703,619)	$(187,575)	$(891,194)

Distributions	-	-	-

Net income (loss)	440,053	4,445	444,498

Partners’ capital (deficit), March 31, 2016	(263,566)	(183,130)	(446,696)

Net income (loss)	2,457,683	24,825	2,482,508

Partners’ capital (deficit), March 31, 2017	$2,194,117	$(158,305)	$2,035,812

Series 37	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(1,901,137)	$(236,945)	$(2,138,082)

Distributions	-	-	-

Net income (loss)	(159,463)	(1,611)	(161,074)

Partners’ capital (deficit), March 31, 2016	(2,060,600)	(238,556)	(2,299,156)

Net income (loss)	2,190,912	22,130	2,213,042

Partners’ capital (deficit), March 31, 2017	$130,312	$(216,426)	$(86,114)

Series 38	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(1,366,080)	$(234,288)	$(1,600,368)

Distributions	-	-	-

Net income (loss)	(90,653)	(916)	(91,569)

Partners’ capital (deficit), March 31, 2016	(1,456,733)	(235,204)	(1,691,937)

Net income (loss)	3,180,150	32,123	3,212,273

Partners’ capital (deficit), March 31, 2017	$1,723,417	$(203,081)	$1,520,336

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2017 and 2016

Series 39	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(1,304,265)	$(211,601)	$(1,515,866)

Distributions	-	-	-

Net income (loss)	48,956	494	49,450

Partners’ capital (deficit), March 31, 2016	(1,255,309)	(211,107)	(1,466,416)

Net income (loss)	1,538,986	15,545	1,554,531

Partners’ capital (deficit), March 31, 2017	$283,677	$(195,562)	$88,115

Series 40	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(2,687,151)	$(254,359)	$(2,941,510)

Distributions	-	-	-

Net income (loss)	578,949	5,848	584,797

Partners’ capital (deficit), March 31, 2016	(2,108,202)	(248,511)	(2,356,713)

Net income (loss)	(78,338)	(791)	(79,129)

Partners’ capital (deficit), March 31, 2017	$(2,186,540)	$(249,302)	$(2,435,842)

Series 41	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(2,851,936)	$(280,493)	$(3,132,429)

Distributions	-	-	-

Net income (loss)	299,884	3,029	302,913

Partners’ capital (deficit), March 31, 2016	(2,552,052)	(277,464)	(2,829,516)

Net income (loss)	(135,847)	(1,372)	(137,219)

Partners’ capital (deficit), March 31, 2017	$(2,687,899)	$(278,836)	$(2,966,735)

Series 42	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(1,601,536)	$(259,549)	$(1,861,085)

Distributions	-	-	-

Net income (loss)	3,101,830	31,332	3,133,162

Partners’ capital (deficit), March 31, 2016	1,500,294	(228,217)	1,272,077

Net income (loss)	(197,197)	(1,992)	(199,189)

Partners’ capital (deficit), March 31, 2017	$1,303,097	$(230,209)	$1,072,888

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2017 and 2016

Series 43	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(2,168,116)	$(346,669)	$(2,514,785)

Distributions	-	-	-

Net income (loss)	2,300,670	23,239	2,323,909

Partners’ capital (deficit), March 31, 2016	132,554	(323,430)	(190,876)

Net income (loss)	(243,571)	(2,460)	(246,031)

Partners’ capital (deficit), March 31, 2017	$(111,017)	$(325,890)	$(436,907)

Series 44	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(1,706,674)	$(257,086)	$(1,963,760)

Distributions	-	-	-

Net income (loss)	(319,810)	(3,230)	(323,040)

Partners’ capital (deficit), March 31, 2016	(2,026,484)	(260,316)	(2,286,800)

Net income (loss)	(229,202)	(2,315)	(231,517)

Partners’ capital (deficit), March 31, 2017	$(2,255,686)	$(262,631)	$(2,518,317)

Series 45	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$(430,056)	$(361,578)	$(791,634)

Distributions	-	-	-

Net income (loss)	(1,040,175)	(10,507)	(1,050,682)

Partners’ capital (deficit), March 31, 2016	(1,470,231)	(372,085)	(1,842,316)

Net income (loss)	(241,831)	(2,443)	(244,274)

Partners’ capital (deficit), March 31, 2017	$(1,712,062)	$(374,528)	$(2,086,590)

Series 46	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2015	$58,076	$(264,810)	$(206,734)

Distributions	-	-	-

Net income (loss)	(1,185,117)	(11,971)	(1,197,088)

Partners’ capital (deficit), March 31, 2016	(1,127,041)	(276,781)	(1,403,822)

Net income (loss)	170,050	1,718	171,768

Partners’ capital (deficit), March 31, 2017	$(956,991)	$(275,063)	$(1,232,054)

(see notes to financial statements)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

Years ended March 31, 2017 and 2016

	Total
	2017	2016
Cash flows from operating activities
Net income (loss)	$15,103,290	$10,666,816
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(18,806,644)	(15,114,264)
Impairment loss	-	1,464,002
Distributions received from operating limited partnerships	-	10,852
Changes in assets and liabilities
Other assets	-	(74,518)
Accounts payable and accrued expenses	11,626	503,467
Accounts payable - affiliates	(9,632,988)	(2,830,228)

Net cash provided by (used in) operating activities	(13,324,716)	(5,373,873)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	18,806,644	15,750,871

Net cash provided by (used in) investing activities	18,806,644	15,750,871

Cash flows from financing activities
Distributions	-	(12,369,281)

Net cash used in financing activities	-	(12,369,281)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,481,928	(1,992,283)

Cash and cash equivalents, beginning	21,728,069	23,720,352

Cash and cash equivalents, ending	$27,209,997	$21,728,069

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 20
	2017	2016
Cash flows from operating activities
Net income (loss)	$65,321	$(66,671)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(138,000)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	24,843	(62,628)

Net cash provided by (used in) operating activities	(47,836)	(129,299)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	138,000	-

Net cash provided by (used in) investing activities	138,000	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	90,164	(129,299)

Cash and cash equivalents, beginning	180,896	310,195

Cash and cash equivalents, ending	$271,060	$180,896

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 21
	2017	2016
Cash flows from operating activities
Net income (loss)	$(44,938)	$279,798
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(326,273)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	3,000
Accounts payable and accrued expenses	-	(5,000)
Accounts payable - affiliates	(139,128)	19,976

Net cash provided by (used in) operating activities	(184,066)	(28,499)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	326,273

Net cash provided by (used in) investing activities	-	326,273

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(184,066)	297,774

Cash and cash equivalents, beginning	425,168	127,394

Cash and cash equivalents, ending	$241,102	$425,168

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 22
	2017	2016
Cash flows from operating activities
Net income (loss)	$(72,794)	$178,017
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(248,148)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	29,208	9,937

Net cash provided by (used in) operating activities	(43,586)	(60,194)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	238,796

Net cash provided by (used in) investing activities	-	238,796

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(43,586)	178,602

Cash and cash equivalents, beginning	295,650	117,048

Cash and cash equivalents, ending	$252,064	$295,650

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 23
	2017	2016
Cash flows from operating activities
Net income (loss)	$402,128	$168,719
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(488,550)	(247,429)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	37,362	(154,401)

Net cash provided by (used in) operating activities	(49,060)	(233,111)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	488,550	247,429

Net cash provided by (used in) investing activities	488,550	247,429

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	439,490	14,318

Cash and cash equivalents, beginning	219,677	205,359

Cash and cash equivalents, ending	$659,167	$219,677

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 24
	2017	2016
Cash flows from operating activities
Net income (loss)	$(75,371)	$27,462
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(16,675)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(6,335)
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(75,371)	4,452

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	96,715

Net cash provided by (used in) investing activities	-	96,715

Cash flows from financing activities
Distributions	-	(604,486)

Net cash used in financing activities	-	(604,486)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(75,371)	(503,319)

Cash and cash equivalents, beginning	502,552	1,005,871

Cash and cash equivalents, ending	$427,181	$502,552

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 25
	2017	2016
Cash flows from operating activities
Net income (loss)	$(51,336)	$(33,376)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(51,336)	(33,376)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

Cash flows from financing activities
Distributions	-	(3,382,746)

Net cash used in financing activities	-	(3,382,746)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(51,336)	(3,416,122)

Cash and cash equivalents, beginning	395,797	3,811,919

Cash and cash equivalents, ending	$344,461	$395,797

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 26
	2017	2016
Cash flows from operating activities
Net income (loss)	$(126,723)	$(66,471)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(18,500)	(59,000)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(4,960)	(15,507)
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(150,183)	(140,978)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	18,500	128,000

Net cash provided by (used in) investing activities	18,500	128,000

Cash flows from financing activities
Distributions	-	(2,190,980)

Net cash used in financing activities	-	(2,190,980)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(131,683)	(2,203,958)

Cash and cash equivalents, beginning	809,362	3,013,320

Cash and cash equivalents, ending	$677,679	$809,362

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 27
	2017	2016
Cash flows from operating activities
Net income (loss)	$2,675,164	$(152,027)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(3,016,000)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	31,673	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(309,163)	(152,027)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	3,016,000	-

Net cash provided by (used in) investing activities	3,016,000	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,706,837	(152,027)

Cash and cash equivalents, beginning	899,636	1,051,663

Cash and cash equivalents, ending	$3,606,473	$899,636

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 28
	2017	2016
Cash flows from operating activities
Net income (loss)	$(64,444)	$1,295,112
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(5,000)	(1,405,521)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	1,250
Accounts payable and accrued expenses	(7,500)	4,500
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(76,944)	(104,659)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	5,000	1,405,521

Net cash provided by (used in) investing activities	5,000	1,405,521

Cash flows from financing activities
Distributions	-	(6,191,069)

Net cash used in financing activities	-	(6,191,069)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(71,944)	(4,890,207)

Cash and cash equivalents, beginning	884,427	5,774,634

Cash and cash equivalents, ending	$812,483	$884,427

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 29
	2017	2016
Cash flows from operating activities
Net income (loss)	$(173,797)	$355,117
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(199,000)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(1,500)
Accounts payable - affiliates	(99,313)	(236,133)

Net cash provided by (used in) operating activities	(273,110)	(81,516)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	199,000

Net cash provided by (used in) investing activities	-	199,000

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(273,110)	117,484

Cash and cash equivalents, beginning	618,758	501,274

Cash and cash equivalents, ending	$345,648	$618,758

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 30
	2017	2016
Cash flows from operating activities
Net income (loss)	$(103,851)	$191,558
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(273,454)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	500
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	69,684	(261,540)

Net cash provided by (used in) operating activities	(34,167)	(342,936)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	324,454

Net cash provided by (used in) investing activities	-	324,454

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(34,167)	(18,482)

Cash and cash equivalents, beginning	304,293	322,775

Cash and cash equivalents, ending	$270,126	$304,293

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 31
	2017	2016
Cash flows from operating activities
Net income (loss)	$698,887	$1,144,794
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(877,411)	(1,328,188)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(3,000)	3,000
Accounts payable - affiliates	-	(2,902,513)

Net cash provided by (used in) operating activities	(181,524)	(3,082,907)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	877,411	1,328,188

Net cash provided by (used in) investing activities	877,411	1,328,188

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	695,887	(1,754,719)

Cash and cash equivalents, beginning	1,351,761	3,106,480

Cash and cash equivalents, ending	$2,047,648	$1,351,761

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 32
	2017	2016
Cash flows from operating activities
Net income (loss)	$374,024	$615,369
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(569,552)	(825,886)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(5,000)	6,007
Accounts payable - affiliates	(593,524)	85,502

Net cash provided by (used in) operating activities	(794,052)	(119,008)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	569,552	825,886

Net cash provided by (used in) investing activities	569,552	825,886

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(224,500)	706,878

Cash and cash equivalents, beginning	1,061,685	354,807

Cash and cash equivalents, ending	$837,185	$1,061,685

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 33
	2017	2016
Cash flows from operating activities
Net income (loss)	$(94,282)	$1,023,616
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(1,097,000)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(4,053)
Accounts payable - affiliates	(834,408)	(34,812)

Net cash provided by (used in) operating activities	(928,690)	(112,249)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	1,097,000

Net cash provided by (used in) investing activities	-	1,097,000

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(928,690)	984,751

Cash and cash equivalents, beginning	1,266,455	281,704

Cash and cash equivalents, ending	$337,765	$1,266,455

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 34
	2017	2016
Cash flows from operating activities
Net income (loss)	$556,742	$316,271
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(630,691)	(328,000)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(5,802)
Accounts payable - affiliates	(381,837)	(474,323)

Net cash provided by (used in) operating activities	(455,786)	(491,854)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	630,691	328,000

Net cash provided by (used in) investing activities	630,691	328,000

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	174,905	(163,854)

Cash and cash equivalents, beginning	674,173	838,027

Cash and cash equivalents, ending	$849,078	$674,173

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 35
	2017	2016
Cash flows from operating activities
Net income (loss)	$2,641,797	$1,374,252
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(2,720,765)	(1,504,603)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(1,500)
Accounts payable - affiliates	(1,942,253)	88,845

Net cash provided by (used in) operating activities	(2,021,221)	(43,006)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	2,720,765	1,504,603

Net cash provided by (used in) investing activities	2,720,765	1,504,603

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	699,544	1,461,597

Cash and cash equivalents, beginning	1,693,223	231,626

Cash and cash equivalents, ending	$2,392,767	$1,693,223

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 36
	2017	2016
Cash flows from operating activities
Net income (loss)	$2,482,508	$444,498
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(2,515,373)	(571,611)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(2,500)	2,500
Accounts payable - affiliates	(525,031)	101,759

Net cash provided by (used in) operating activities	(560,396)	(22,854)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	2,515,373	571,611

Net cash provided by (used in) investing activities	2,515,373	571,611

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,954,977	548,757

Cash and cash equivalents, beginning	979,340	430,583

Cash and cash equivalents, ending	$2,934,317	$979,340

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 37
	2017	2016
Cash flows from operating activities
Net income (loss)	$2,213,042	$(161,074)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(2,349,732)	-
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(1,024)
Accounts payable - affiliates	(457,692)	157,320

Net cash provided by (used in) operating activities	(594,382)	(4,778)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	2,349,732	-

Net cash provided by (used in) investing activities	2,349,732	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,755,350	(4,778)

Cash and cash equivalents, beginning	340,689	345,467

Cash and cash equivalents, ending	$2,096,039	$340,689

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 38
	2017	2016
Cash flows from operating activities
Net income (loss)	$3,212,273	$(91,569)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(3,273,698)	(32,421)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	1,764	4,779
Accounts payable - affiliates	(504,647)	139,400

Net cash provided by (used in) operating activities	(564,308)	20,189

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	3,273,698	32,421

Net cash provided by (used in) investing activities	3,273,698	32,421

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,709,390	52,610

Cash and cash equivalents, beginning	333,474	280,864

Cash and cash equivalents, ending	$3,042,864	$333,474

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 39
	2017	2016
Cash flows from operating activities
Net income (loss)	$1,554,531	$49,450
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(1,645,989)	(102,774)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	1,649	4,894
Accounts payable - affiliates	(620,973)	93,229

Net cash provided by (used in) operating activities	(710,782)	44,799

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,645,989	102,774

Net cash provided by (used in) investing activities	1,645,989	102,774

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	935,207	147,573

Cash and cash equivalents, beginning	313,691	166,118

Cash and cash equivalents, ending	$1,248,898	$313,691

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 40
	2017	2016
Cash flows from operating activities
Net income (loss)	$(79,129)	$584,797
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(93,700)	(790,011)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(5,000)	5,000
Accounts payable - affiliates	(178,258)	(176,823)

Net cash provided by (used in) operating activities	(356,087)	(377,037)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	93,700	790,011

Net cash provided by (used in) investing activities	93,700	790,011

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(262,387)	412,974

Cash and cash equivalents, beginning	510,705	97,731

Cash and cash equivalents, ending	$248,318	$510,705

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 41
	2017	2016
Cash flows from operating activities
Net income (loss)	$(137,219)	$302,913
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(70,500)	(457,440)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	4,500	-
Accounts payable - affiliates	124,592	(130,841)

Net cash provided by (used in) operating activities	(78,627)	(285,368)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	70,500	457,440

Net cash provided by (used in) investing activities	70,500	457,440

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(8,127)	172,072

Cash and cash equivalents, beginning	331,029	158,957

Cash and cash equivalents, ending	$322,902	$331,029

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 42
	2017	2016
Cash flows from operating activities
Net income (loss)	$(199,189)	$3,133,162
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(3,214,695)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(1,665)
Accounts payable - affiliates	(2,141,040)	(178,723)

Net cash provided by (used in) operating activities	(2,340,229)	(261,921)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	3,254,655

Net cash provided by (used in) investing activities	-	3,254,655

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,340,229)	2,992,734

Cash and cash equivalents, beginning	3,412,757	420,023

Cash and cash equivalents, ending	$1,072,528	$3,412,757

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 43
	2017	2016
Cash flows from operating activities
Net income (loss)	$(246,031)	$2,323,909
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	(2,492,094)
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	2,827
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(2,289,322)	206,108

Net cash provided by (used in) operating activities	(2,535,353)	40,750

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	2,492,094

Net cash provided by (used in) investing activities	-	2,492,094

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,535,353)	2,532,844

Cash and cash equivalents, beginning	2,886,991	354,147

Cash and cash equivalents, ending	$351,638	$2,886,991

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 44
	2017	2016
Cash flows from operating activities
Net income (loss)	$(231,517)	$(323,040)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	82,095
Impairment loss	-	-
Distributions received from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	(82,095)
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	253,338	357,799

Net cash provided by (used in) operating activities	21,821	34,759

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	21,821	34,759

Cash and cash equivalents, beginning	44,503	9,744

Cash and cash equivalents, ending	$66,324	$44,503

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 45
	2017	2016
Cash flows from operating activities
Net income (loss)	$(244,274)	$(1,050,682)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	169,344
Impairment loss	-	661,498
Distributions received from operating limited partnerships	-	7,263
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	515,173
Accounts payable - affiliates	299,327	298,106

Net cash provided by (used in) operating activities	55,053	600,702

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	55,053	600,702

Cash and cash equivalents, beginning	748,100	147,398

Cash and cash equivalents, ending	$803,153	$748,100

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 46
	2017	2016
Cash flows from operating activities
Net income (loss)	$171,768	$(1,197,088)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(393,183)	154,520
Impairment loss	-	802,504
Distributions received from operating limited partnerships	-	3,589
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	236,084	224,528

Net cash provided by (used in) operating activities	14,669	(11,947)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	393,183	-

Net cash provided by (used in) investing activities	393,183	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	407,852	(11,947)

Cash and cash equivalents, beginning	243,277	255,224

Cash and cash equivalents, ending	$651,129	$243,277

(see notes to financial statements)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2017 and 2016

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2017 and 2016 are as follows:

	Issued		Outstanding
	2017	2016	2017	2016

Series 20	3,866,700	3,866,700	3,833,200	3,843,500
Series 21	1,892,700	1,892,700	1,879,500	1,881,000
Series 22	2,564,400	2,564,400	2,557,045	2,559,800
Series 23	3,336,727	3,336,727	3,314,827	3,323,327
Series 24	2,169,878	2,169,878	2,154,253	2,158,878
Series 25	3,026,109	3,026,109	3,016,809	3,020,309
Series 26	3,995,900	3,995,900	3,977,000	3,983,600
Series 27	2,460,700	2,460,700	2,446,400	2,453,500
Series 28	4,000,738	4,000,738	3,990,738	3,994,238
Series 29	3,991,800	3,991,800	3,965,300	3,980,400
Series 30	2,651,000	2,651,000	2,631,000	2,636,000
Series 31	4,417,857	4,417,857	4,395,557	4,396,557
Series 32	4,754,198	4,754,198	4,740,198	4,740,698
Series 33	2,636,533	2,636,533	2,626,533	2,628,033
Series 34	3,529,319	3,529,319	3,517,419	3,523,019
Series 35	3,300,463	3,300,463	3,288,363	3,293,763
Series 36	2,106,838	2,106,838	2,095,704	2,098,204
Series 37	2,512,500	2,512,500	2,495,600	2,507,500
Series 38	2,543,100	2,543,100	2,540,100	2,540,100
Series 39	2,292,151	2,292,151	2,288,351	2,290,151
Series 40	2,630,256	2,630,256	2,622,756	2,623,756
Series 41	2,891,626	2,891,626	2,884,126	2,891,626
Series 42	2,744,262	2,744,262	2,736,262	2,736,262
Series 43	3,637,987	3,637,987	3,632,487	3,637,987
Series 44	2,701,973	2,701,973	2,699,473	2,699,973
Series 45	4,014,367	4,014,367	4,009,667	4,014,367
Series 46	2,980,998	2,980,998	2,971,998	2,971,998

	83,651,080	83,651,080	83,310,666	83,428,546

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

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

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the Fund recorded a valuation allowance of $401,660 and $603,571 as of March 31, 2017 and 2016, respectively.

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Fund also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. Impairment losses have been recognized for the years ended March 31, 2017 and 2016 of $- and $1,464,002, respectively.

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure. Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2013 remain open.

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

March 31, 2017 and 2016

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Loss Per Beneficial Assignee Certificate Unit

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2017 and 2016 are as follows:

	2017	2016

Series 20	3,840,925	3,854,150
Series 21	1,880,625	1,886,400
Series 22	2,559,111	2,560,550
Series 23	3,321,202	3,330,752
Series 24	2,157,722	2,161,503
Series 25	3,019,434	3,023,459
Series 26	3,981,950	3,988,925
Series 27	2,451,725	2,458,150
Series 28	3,993,363	3,997,613
Series 29	3,976,625	3,987,225
Series 30	2,634,750	2,641,250
Series 31	4,396,307	4,406,457
Series 32	4,740,573	4,746,323
Series 33	2,627,658	2,633,658
Series 34	3,521,619	3,523,169
Series 35	3,292,413	3,295,263
Series 36	2,097,579	2,101,429
Series 37	2,504,525	2,511,250
Series 38	2,540,100	2,542,350
Series 39	2,289,701	2,290,901
Series 40	2,623,506	2,627,506
Series 41	2,889,751	2,891,626
Series 42	2,736,262	2,742,262
Series 43	3,636,612	3,637,987
Series 44	2,699,848	2,701,473
Series 45	4,013,192	4,014,367
Series 46	2,971,998	2,977,998

	83,399,076	83,533,996

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2017 and 2016, the Fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Services, Inc. (BCS), Boston Capital Holdings Limited Partnership (BCHLP) and Boston Capital Asset Management Limited Partnership (BCAM), as follows:

The Fund incurred a fund management fee to Boston Capital Asset Management Limited Partnership in an amount equal to .5 percent of the aggregate cost of the apartment complexes owned by the Operating Partnerships, less the amount of various asset management and reporting fees paid by the Operating Partnerships. The fund management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2017 and 2016, are as follows:

		2017
	Gross Fund Management Fee	Asset Management and Reporting Fee	Fund Management Fee net of Asset Management and Reporting Fee

Series 20	$24,843	$1,367	$23,476
Series 21	10,872	2,051	8,821
Series 22	29,208	1,100	28,108
Series 23	37,362	5,080	32,282
Series 24	50,352	10,067	40,285
Series 25	23,736	7,360	16,376
Series 26	93,076	5,341	87,735
Series 27	116,442	16,630	99,812
Series 28	44,679	23,000	21,679
Series 29	82,187	7,655	74,532
Series 30	69,684	10,216	59,468
Series 31	134,262	13,000	121,262
Series 32	163,266	18,460	144,806
Series 33	65,592	8,670	56,922
Series 34	70,741	29,315	41,426
Series 35	93,350	49,903	43,447
Series 36	46,580	41,910	4,670
Series 37	117,308	10,518	106,790
Series 38	130,774	27,354	103,420
Series 39	56,801	4,200	52,601
Series 40	137,464	11,425	126,039
Series 41	224,592	27,952	196,640
Series 42	171,480	19,180	152,300
Series 43	230,772	40,748	190,024
Series 44	239,076	32,904	206,172
Series 45	282,759	59,598	223,161
Series 46	236,084	28,475	207,609

	$2,983,342	$513,479	$2,469,863

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

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

All fund management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2017 and 2016, total fund management fees accrued were $39,156,659 and $48,686,899, respectively.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fund management fees paid for the years ended March 31, 2017 and 2016, are as follows:

	2017	2016

Series 20	$-	$95,580
Series 21	150,000	3,177
Series 22	-	32,873
Series 23	-	215,459
Series 24	50,352	50,352
Series 25	23,736	23,736
Series 26	93,076	103,978
Series 27	116,442	153,432
Series 28	44,679	97,548
Series 29	181,500	323,993
Series 30	-	346,084
Series 31	134,262	3,075,470
Series 32	756,790	118,416
Series 33	900,000	53,079
Series 34	319,000	589,727
Series 35	2,035,603	44,000
Series 36	571,611	25,000
Series 37	575,000	-
Series 38	635,421	25,000
Series 39	677,774	29,999
Series 40	315,722	-
Series 41	100,000	-
Series 42	2,312,520	153,508
Series 43	2,520,094	50,000
Series 44	-	-
Series 45	-	-
Series 46	-	25,000

	$12,513,582	$5,635,411

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

An affiliate of the general partner of the Fund has advanced funds to pay some operating expenses of the fund, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable to affiliates. The total advances as of March 31, 2017 and 2016, are as follows:

	2017	2016

Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	-	-
Series 33	-	-
Series 34	-	133,578
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	220,455	220,455
Series 40	-	-
Series 41	-	-
Series 42	-	-
Series 43	-	-
Series 44	206,053	191,791
Series 45	54,659	38,091
Series 46	-	-

	$481,167	$583,915

During the year ended March 31, 2017, $14,262 and $16,568 for Series 44 and Series 45, respectively, was advanced to the Fund by an affiliate of the general partner. In addition $133,578 for Series 34 was paid by the Fund to an affiliate of the general partner. During the year ended March 31, 2016, $103,171 and $14,906 for Series 44 and Series 45, respectively, was advanced to the Fund by an affiliate of the general partner. In addition $54,660, $370,404, $359,757 and $221,615 for Series 33, Series 40, Series 41 and Series 42, respectively, was paid by the Fund to an affiliate of the general partner. All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Fund's interests in Operating Partnerships.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

During the years ended March 31, 2017 and 2016, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2017	2016

Series 20	$16,622	$12,732
Series 21	13,370	10,033
Series 22	14,832	11,286
Series 23	16,444	12,754
Series 24	14,350	12,258
Series 25	15,309	12,389
Series 26	18,547	15,060
Series 27	40,226	11,955
Series 28	16,420	13,986
Series 29	17,578	13,243
Series 30	14,993	11,526
Series 31	18,151	15,216
Series 32	17,965	14,108
Series 33	14,218	10,788
Series 34	15,394	12,228
Series 35	15,420	11,982
Series 36	13,183	10,821
Series 37	13,591	10,713
Series 38	14,212	11,412
Series 39	13,065	10,834
Series 40	15,081	11,475
Series 41	16,909	13,418
Series 42	16,382	13,235
Series 43	18,397	14,178
Series 44	14,621	10,671
Series 45	20,809	14,906
Series 46	16,678	12,545

	$452,767	$335,752

Accounts payable - affiliates at March 31, 2017 and 2016 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2017 and 2016, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes. The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2017 and 2016 by series are as follows:

	2017	2016

Series 20	3	4
Series 21	2	2
Series 22	3	3
Series 23	4	6
Series 24	6	6
Series 25	4	4
Series 26	13	14
Series 27	5	7
Series 28	5	6
Series 29	8	8
Series 30	8	8
Series 31	10	17
Series 32	7	10
Series 33	5	5
Series 34	4	7
Series 35	3	6
Series 36	3	7
Series 37	2	6
Series 38	4	8
Series 39	1	7
Series 40	10	14
Series 41	17	18
Series 42	15	15
Series 43	19	19
Series 44	7	8
Series 45	27	28
Series 46	14	15

	209	258

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2017 the Fund disposed of forty nine Operating Partnerships. Gain on disposition is included in share of income (losses) from operating limited partnerships. A summary of the dispositions by Series for March 31, 2017 is as follows.

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition	Gain on Disposition

Series 20	-	1	$138,000	$138,000
Series 23	2	-	488,550	488,550
Series 26	1	-	18,500	18,500
Series 27	1	1	3,016,000	3,016,000
Series 28	1	-	5,000	5,000
Series 31	7	-	877,411	877,411
Series 32	2	1	569,552	569,552
Series 34	3	-	630,691	630,691
Series 35	1	2	2,720,765	2,720,765
Series 36	3	1	2,515,373	2,515,373
Series 37	3	1	2,349,732	2,349,732
Series 38	1	3	3,273,698	3,273,698
Series 39	4	2	1,645,989	1,645,989
Series 40	4	-	93,700	93,700
Series 41	1	-	70,500	70,500
Series 44	-	1	-	-
Series 45	1	-	-	-
Series 46	-	1	393,183	393,183

Total	35	14	$18,806,644	$18,806,644

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

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the Fund’s investment in each operating limited partnership, the Fund is required to make capital contributions to the operating limited partnerships. These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations. At March 31, 2017 and 2016, contributions are payable to operating limited partnerships as follows:

	2017	2016

Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	8,235	8,235
Series 30	105,139	105,139
Series 31	66,294	66,294
Series 32	1,229	1,229
Series 33	69,154	69,154
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	138,438	138,438
Series 38	-	-
Series 39	-	-
Series 40	102	102
Series 41	100	100
Series 42	73,433	73,433
Series 43	99,265	99,265
Series 44	-	-
Series 45	16,724	16,724
Series 46	-	-

	$578,113	$578,113

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2017 are summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$226,703,371	$1,140,993	$524,510

Acquisition costs of operating limited partnerships	9,097,175	162,528	85,843

Cumulative distributions from operating limited partnerships	(1,675,040)	-	(22,441)

Cumulative impairment loss in investments in operating limited partnerships	(122,872,037)	(337,192)	(38,116)

Cumulative losses from operating limited partnerships	(111,253,469)	(966,329)	(549,796)

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2017 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2016 (see note A).	(1,145,457)	-	-

The Fund has recorded acquisition costs at March 31, 2017 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(1,902,879)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	183,255	7,136	15,685

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(57,696,047)	(1,066,850)	(325,745)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	357,746	-	-

Cumulative impairment loss in investments in operating limited partnerships	122,872,037	337,192	38,116

Other	(1,455,539)	(2,935)	(43,375)

Equity per operating limited partnerships’ combined financial statements	$61,213,116	$(725,457)	$(315,319)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2017 are summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$755,045	$3,303,139	$2,879,744

Acquisition costs of operating limited partnerships	78,016	482,854	310,375

Cumulative distributions from operating limited partnerships	-	-	(34,932)

Cumulative impairment loss in investments in operating limited partnerships	(325,787)	(2,213,351)	(1,151,381)

Cumulative losses from operating limited partnerships	(507,274)	(1,572,642)	(2,003,806)

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 22	Series 23	Series 24

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2017 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2016 (see note A).	-	-	(30,158)

The Fund has recorded acquisition costs at March 31, 2017 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(39,009)	(62,597)	(91,548)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	7,927	(5,691)	841

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(856,165)	(970,072)	(2,267,378)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	34,901	6,688

Cumulative impairment loss in investments in operating limited partnerships	325,787	2,213,351	1,151,381

Other	1,125	(97,940)	107,836

Equity per operating limited partnerships’ combined financial statements	$(560,335)	$1,111,952	$(1,122,338)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2017 are summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$1,438,868	$5,164,819	$5,994,660

Acquisition costs of operating limited partnerships	167,460	772,454	813,797

Cumulative distributions from operating limited partnerships	(57,503)	(30,449)	(1,096)

Cumulative impairment loss in investments in operating limited partnerships	(1,430,062)	(1,350,275)	(3,487,976)

Cumulative losses from operating limited partnerships	(118,763)	(4,556,549)	(3,319,385)

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 25	Series 26	Series 27

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2017 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2016 (see note A).	-	(51,000)	-

The Fund has recorded acquisition costs at March 31, 2017 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	(59,837)	(222,527)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	31,239	45,732	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(456,606)	(4,815,872)	(1,317,831)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	171,816	-

Cumulative impairment loss in investments in operating limited partnerships	1,430,062	1,350,275	3,487,976

Other	(78,352)	(94,916)	(84,291)

Equity per operating limited partnerships’ combined financial statements	$926,343	$(3,453,802)	$1,863,327

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2017 are summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$2,736,848	$9,231,659	$5,493,284

Acquisition costs of operating limited partnerships	388,894	1,333,588	667,262

Cumulative distributions from operating limited partnerships	(5,079)	(14,324)	(29,318)

Cumulative impairment loss in investments in operating limited partnerships	(930,910)	(5,444,545)	(2,194,151)

Cumulative losses from operating limited partnerships	(2,189,753)	(5,106,378)	(3,937,077)

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2017 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2016 (see note A).	(12,030)	-	(112,197)

The Fund has recorded acquisition costs at March 31, 2017 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(62,189)	(596,128)	(235,701)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	33,990	39,537	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,819,446)	(3,478,199)	(2,083,473)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	7,039	1,092

Cumulative impairment loss in investments in operating limited partnerships	930,910	5,444,545	2,194,151

Other	(45,965)	(30,529)	(21,265)

Equity per operating limited partnerships’ combined financial statements	$(974,730)	$1,386,265	$(257,393)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2017 are summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$5,898,003	$14,149,131	$8,367,365

Acquisition costs of operating limited partnerships	826,360	1,645,450	950,957

Cumulative distributions from operating limited partnerships	(31,355)	(45,614)	(3,170)

Cumulative impairment loss in investments in operating limited partnerships	(3,574,025)	(9,175,569)	(6,568,884)

Cumulative losses from operating limited partnerships	(3,118,983)	(6,573,398)	(2,746,268)

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 31	Series 32	Series 33

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2017 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2016 (see note A).	(47,462)	(172,318)	(179,468)

The Fund has recorded acquisition costs at March 31, 2017 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	-	(167,193)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	6,859	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,188,582)	(3,395,101)	(1,876,329)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	29,991	9,684

Cumulative impairment loss in investments in operating limited partnerships	3,574,025	9,175,569	6,568,884

Other	(50,995)	251,165	(13,716)

Equity per operating limited partnerships’ combined financial statements	$216,245	$5,889,306	$4,341,862

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2017 are summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$6,257,458	$5,386,247	$4,276,900

Acquisition costs of operating limited partnerships	411,337	-	-

Cumulative distributions from operating limited partnerships	(20,308)	(2,459)	(27,291)

Cumulative impairment loss in investments in operating limited partnerships	(3,951,725)	(2,462,259)	(2,406,542)

Cumulative losses from operating limited partnerships	(2,696,762)	(2,921,529)	(1,843,067)

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2017 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2016 (see note A).	-	-	-

The Fund has recorded acquisition costs at March 31, 2017 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(288,550)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,354,867)	(2,237,121)	(984,727)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	3,300	-

Cumulative impairment loss in investments in operating limited partnerships	3,951,725	2,462,259	2,406,542

Other	(139,920)	2,467	(33,040)

Equity per operating limited partnerships’ combined financial statements	$2,168,388	$230,905	$1,388,775

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2017 are summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$7,549,550	$9,815,140	$671,150

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(65,908)	(359,635)	-

Cumulative impairment loss in investments in operating limited partnerships	(3,922,795)	(7,194,962)	(233,531)

Cumulative losses from operating limited partnerships	(3,560,847)	(2,260,543)	(437,619)

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2017 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2016 (see note A).	(155,365)	-	-

The Fund has recorded acquisition costs at March 31, 2017 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,916,369)	(866,648)	(97,796)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	13,201	-	-

Cumulative impairment loss in investments in operating limited partnerships	3,922,795	7,194,962	233,531

Other	(12,299)	(233,707)	(72,294)

Equity per operating limited partnerships’ combined financial statements	$1,851,963	$6,094,607	$63,441

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2017 are summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$11,579,898	$15,436,181	$16,067,004

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(22,466)	(38,570)	(20,956)

Cumulative impairment loss in investments in operating limited partnerships	(5,441,719)	(5,854,800)	(7,195,970)

Cumulative losses from operating limited partnerships	(6,115,713)	(9,542,811)	(8,850,078)

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2017 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2016 (see note A).	(16,841)	(33,807)	(76,678)

The Fund has recorded acquisition costs at March 31, 2017 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,230,853)	(3,483,277)	(4,285,267)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	32,119	-	20,012

Cumulative impairment loss in investments in operating limited partnerships	5,441,719	5,854,800	7,195,970

Other	(72,329)	(325,495)	(21,834)

Equity per operating limited partnerships’ combined financial statements	$3,153,815	$2,012,221	$2,832,203

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2017 are summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$23,300,481	$13,739,925	$25,600,776

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(271,984)	(49,115)	(320,688)

Cumulative impairment loss in investments in operating limited partnerships	(11,001,252)	(5,442,013)	(16,541,124)

Cumulative losses from operating limited partnerships	(12,027,245)	(8,248,797)	(8,738,964)

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2017 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2016 (see note A).	(121,319)	-	(129,725)

The Fund has recorded acquisition costs at March 31, 2017 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,434,039)	(4,416,600)	(2,226,331)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	23,309

Cumulative impairment loss in investments in operating limited partnerships	11,001,252	5,442,013	16,541,124

Other	(50,452)	(90,418)	(164,622)

Equity per operating limited partnerships’ combined financial statements	$6,395,442	$934,995	$14,043,755

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2017 are summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$19,944,593

Acquisition costs of operating limited partnerships	-

Cumulative distributions from operating limited partnerships	(200,379)

Cumulative impairment loss in investments in operating limited partnerships	(13,001,121)

Cumulative losses from operating limited partnerships	(6,743,093)

Investments in operating limited partnerships per balance sheet	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2017 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2016 (see note A).	(7,089)

The Fund has recorded acquisition costs at March 31, 2017 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,244,503)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	4,594

Cumulative impairment loss in investments in operating limited partnerships	13,001,121

Other	(37,443)

Equity per operating limited partnerships’ combined financial statements	$11,716,680

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$394,212,193	$2,085,075	$1,489,227
Land	41,747,860	246,238	183,210
Other assets	49,639,300	582,694	366,699

	$485,599,353	$2,914,007	$2,039,136

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$348,577,513	$3,200,912	$2,297,325
Accounts payable and accrued expenses	16,107,662	75,817	22,623
Other liabilities	40,891,893	50,451	40,020

	405,577,068	3,327,180	2,359,968
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	61,213,116	(725,457)	(315,319)
Other partners	18,809,169	312,284	(5,513)

	80,022,285	(413,173)	(320,832)

	$485,599,353	$2,914,007	$2,039,136

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,945,141	$4,805,126	$3,402,825
Land	426,603	522,075	636,838
Other assets	1,013,637	1,248,448	644,794

	$3,385,381	$6,575,649	$4,684,457

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$3,834,362	$4,961,827	$5,238,205
Accounts payable and accrued expenses	88,761	157,317	118,124
Other liabilities	65,589	820,842	411,627

	3,988,712	5,939,986	5,767,956
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	(560,335)	1,111,952	(1,122,338)
Other partners	(42,996)	(476,289)	38,839

	(603,331)	635,663	(1,083,499)

	$3,385,381	$6,575,649	$4,684,457

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$3,013,338	$7,274,962	$12,049,493
Land	203,400	620,110	1,360,969
Other assets	919,878	1,105,294	1,862,638

	$4,136,616	$9,000,366	$15,273,100

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$3,290,404	$10,309,719	$9,390,191
Accounts payable and accrued expenses	62,955	1,437,631	346,277
Other liabilities	31,649	1,110,272	2,149,189

	3,385,008	12,857,622	11,885,657
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	926,343	(3,453,802)	1,863,327
Other partners	(174,735)	(403,454)	1,524,116

	751,608	(3,857,256)	3,387,443

	$4,136,616	$9,000,366	$15,273,100

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$3,949,712	$9,381,511	$6,657,707
Land	251,300	694,245	415,348
Other assets	445,890	2,959,653	831,281

	$4,646,902	$13,035,409	$7,904,336

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$4,563,975	$6,879,017	$7,235,178
Accounts payable and accrued expenses	177,233	1,061,966	337,340
Other liabilities	1,022,213	3,393,759	699,680

	5,763,421	11,334,742	8,272,198
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	(974,730)	1,386,265	(257,393)
Other partners	(141,789)	314,402	(110,469)

	(1,116,519)	1,700,667	(367,862)

	$4,646,902	$13,035,409	$7,904,336

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$8,072,673	$14,247,643	$14,983,903
Land	725,013	1,185,852	1,328,537
Other assets	1,458,129	1,880,115	1,256,727

	$10,255,815	$17,313,610	$17,569,167

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$9,530,208	$7,147,321	$6,828,064
Accounts payable and accrued expenses	534,648	1,213,357	623,125
Other liabilities	340,754	876,272	897,122

	10,405,610	9,236,950	8,348,311
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	216,245	5,889,306	4,341,862
Other partners	(366,040)	2,187,354	4,878,994

	(149,795)	8,076,660	9,220,856

	$10,255,815	$17,313,610	$17,569,167

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$4,939,111	$6,496,199	$5,418,554
Land	230,576	671,988	655,300
Other assets	1,074,019	808,787	684,276

	$6,243,706	$7,976,974	$6,758,130

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$3,273,740	$5,448,834	$3,488,113
Accounts payable and accrued expenses	222,965	179,364	676,964
Other liabilities	818,633	2,602,051	311,735

	4,315,338	8,230,249	4,476,812
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	2,168,388	230,905	1,388,775
Other partners	(240,020)	(484,180)	892,543

	1,928,368	(253,275)	2,281,318

	$6,243,706	$7,976,974	$6,758,130

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$4,913,034	$7,584,676	$704,469
Land	300,501	670,346	50,000
Other assets	379,600	989,351	36,912

	$5,593,135	$9,244,373	$791,381

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$2,708,987	$4,509,814	$705,510
Accounts payable and accrued expenses	539,389	185,976	9,232
Other liabilities	599,151	544,697	23,287

	3,847,527	5,240,487	738,029
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	1,851,963	6,094,607	63,441
Other partners	(106,355)	(2,090,721)	(10,089)

	1,745,608	4,003,886	53,352

	$5,593,135	$9,244,373	$791,381

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$34,036,000	$52,194,620	$38,829,717
Land	3,816,175	7,423,381	5,877,411
Other assets	2,777,597	5,236,886	4,108,842

	$40,629,772	$64,854,887	$48,815,970

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$32,191,614	$53,514,163	$34,987,875
Accounts payable and accrued expenses	1,056,318	1,675,342	2,490,974
Other liabilities	1,710,051	2,686,207	3,815,676

	34,957,983	57,875,712	41,294,525
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	3,153,815	2,012,221	2,832,203
Other partners	2,517,974	4,966,954	4,689,242

	5,671,789	6,979,175	7,521,445

	$40,629,772	$64,854,887	$48,815,970

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$41,562,908	$31,835,019	$41,406,048
Land	4,306,232	3,008,317	3,989,836
Other assets	3,973,680	3,488,635	6,245,976

	$49,842,820	$38,331,971	$51,641,860

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$36,674,057	$36,988,184	$29,953,961
Accounts payable and accrued expenses	1,350,023	318,124	815,588
Other liabilities	4,916,891	5,494,147	2,853,533

	42,940,971	42,800,455	33,623,082
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	6,395,442	934,995	14,043,755
Other partners	506,407	(5,403,479)	3,975,023

	6,901,849	(4,468,484)	18,018,778

	$49,842,820	$38,331,971	$51,641,860

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$30,933,502
Land	1,948,059
Other assets	3,258,862

$36,140,423

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$19,425,953
Accounts payable and accrued expenses	330,229
Other liabilities	2,606,395

22,362,577
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	11,716,680
Other partners	2,061,166

13,777,846

$36,140,423

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2016 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$85,755,446	$889,757	$493,555
Interest and other	2,943,930	51,176	3,440

	88,699,376	940,933	496,995
Expenses
Interest	17,012,370	67,782	39,664
Depreciation and amortization	22,495,020	257,685	82,880
Taxes and insurance	10,332,106	96,986	68,302
Repairs and maintenance	19,174,823	304,750	129,182
Operating expenses	29,285,986	360,239	195,717
Impairment loss	-	-	-
Other expenses	1,936,798	14,439	-

	100,237,103	1,101,881	515,745

NET INCOME (LOSS)	$(11,537,727)	$(160,948)	$(18,750)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(8,901,790)	$(106,474)	$(39,102)

Net income (loss) allocated to other partners	$(2,635,937)	$(54,474)	$20,352

*	Amounts include $106,474, $39,102, $45,959, $159,714, $185,148, $112,755, $500,992, $164,034, $198,898, $531,118, $187,074, $497,487, $529,907, $297,842, $136,875, $40,749, $131,250, $141,806, $144,427, $13,393, $695,283, $535,125, $678,898, $749,824, $596,043, $915,282 and $566,331 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2016 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$780,062	$1,426,787	$1,218,703
Interest and other	36,302	112,584	28,210

	816,364	1,539,371	1,246,913
Expenses
Interest	70,347	117,886	127,601
Depreciation and amortization	166,222	286,650	361,276
Taxes and insurance	110,615	155,346	117,868
Repairs and maintenance	289,406	284,376	357,522
Operating expenses	283,947	864,097	486,157
Impairment loss	-	-	-
Other expenses	13,232	14,212	11,156

	933,769	1,722,567	1,461,580

NET INCOME (LOSS)	$(117,405)	$(183,196)	$(214,667)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(45,959)	$(159,714)	$(185,148)

Net income (loss) allocated to other partners	$(71,446)	$(23,482)	$(29,519)

*	Amounts include $106,474, $39,102, $45,959, $159,714, $185,148, $112,755, $500,992, $164,034, $198,898, $531,118, $187,074, $497,487, $529,907, $297,842, $136,875, $40,749, $131,250, $141,806, $144,427, $13,393, $695,283, $535,125, $678,898, $749,824, $596,043, $915,282 and $566,331 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2016 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$857,567	$2,172,933	$3,174,381
Interest and other	20,950	57,555	25,493

	878,517	2,230,488	3,199,874
Expenses
Interest	80,735	306,650	509,261
Depreciation and amortization	176,707	572,435	661,245
Taxes and insurance	92,956	296,029	366,487
Repairs and maintenance	188,389	687,453	605,819
Operating expenses	368,878	850,626	974,005
Impairment loss	-	-	-
Other expenses	8,814	15,500	38,677

	916,479	2,728,693	3,155,494

NET INCOME (LOSS)	$(37,962)	$(498,205)	$44,380

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(112,755)	$(500,992)	$(164,034)

Net income (loss) allocated to other partners	$74,793	$2,787	$208,414

*	Amounts include $106,474, $39,102, $45,959, $159,714, $185,148, $112,755, $500,992, $164,034, $198,898, $531,118, $187,074, $497,487, $529,907, $297,842, $136,875, $40,749, $131,250, $141,806, $144,427, $13,393, $695,283, $535,125, $678,898, $749,824, $596,043, $915,282 and $566,331 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2016 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$1,002,280	$1,870,776	$1,509,820
Interest and other	25,270	170,891	38,014

	1,027,550	2,041,667	1,547,834
Expenses
Interest	163,031	417,247	157,690
Depreciation and amortization	225,777	541,192	405,826
Taxes and insurance	132,749	269,958	197,172
Repairs and maintenance	213,513	457,333	335,232
Operating expenses	437,570	909,738	625,657
Impairment loss	-	-	-
Other expenses	-	20,300	9,527

	1,172,640	2,615,768	1,731,104

NET INCOME (LOSS)	$(145,090)	$(574,101)	$(183,270)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(198,898)	$(531,118)	$(187,074)

Net income (loss) allocated to other partners	$53,808	$(42,983)	$3,804

*	Amounts include $106,474, $39,102, $45,959, $159,714, $185,148, $112,755, $500,992, $164,034, $198,898, $531,118, $187,074, $497,487, $529,907, $297,842, $136,875, $40,749, $131,250, $141,806, $144,427, $13,393, $695,283, $535,125, $678,898, $749,824, $596,043, $915,282 and $566,331 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2016 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$1,706,240	$2,847,292	$2,625,326
Interest and other	48,995	86,930	86,895

	1,755,235	2,934,222	2,712,221
Expenses
Interest	168,268	468,653	441,719
Depreciation and amortization	573,233	816,277	707,952
Taxes and insurance	288,339	348,890	335,238
Repairs and maintenance	284,817	745,036	623,753
Operating expenses	935,094	929,535	990,872
Impairment loss	-	-	-
Other expenses	6,013	220,748	110,459

	2,255,764	3,529,139	3,209,993

NET INCOME (LOSS)	$(500,529)	$(594,917)	$(497,772)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(497,487)	$(529,907)	$(297,842)

Net income (loss) allocated to other partners	$(3,042)	$(65,010)	$(199,930)

*	Amounts include $106,474, $39,102, $45,959, $159,714, $185,148, $112,755, $500,992, $164,034, $198,898, $531,118, $187,074, $497,487, $529,907, $297,842, $136,875, $40,749, $131,250, $141,806, $144,427, $13,393, $695,283, $535,125, $678,898, $749,824, $596,043, $915,282 and $566,331 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2016 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$971,745	$1,806,433	$1,365,067
Interest and other	35,012	69,612	90,846

	1,006,757	1,876,045	1,455,913
Expenses
Interest	104,262	290,660	257,096
Depreciation and amortization	275,627	485,344	400,786
Taxes and insurance	141,495	203,459	252,292
Repairs and maintenance	286,631	260,199	277,928
Operating expenses	326,343	620,343	434,010
Impairment loss	-	-	-
Other expenses	-	25,200	33,541

	1,134,358	1,885,205	1,655,653

NET INCOME (LOSS)	$(127,601)	$(9,160)	$(199,740)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(136,875)	$(40,749)	$(131,250)

Net income (loss) allocated to other partners	$9,274	$31,589	$(68,490)

*	Amounts include $106,474, $39,102, $45,959, $159,714, $185,148, $112,755, $500,992, $164,034, $198,898, $531,118, $187,074, $497,487, $529,907, $297,842, $136,875, $40,749, $131,250, $141,806, $144,427, $13,393, $695,283, $535,125, $678,898, $749,824, $596,043, $915,282 and $566,331 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2016 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$1,039,639	$1,774,853	$168,432
Interest and other	102,567	21,673	-

	1,142,206	1,796,526	168,432
Expenses
Interest	160,035	247,122	6,237
Depreciation and amortization	358,716	372,627	29,091
Taxes and insurance	201,945	214,991	15,558
Repairs and maintenance	193,056	414,817	60,340
Operating expenses	402,404	633,207	70,601
Impairment loss	-	-	-
Other expenses	23,041	18,000	-

	1,339,197	1,900,764	181,827

NET INCOME (LOSS)	$(196,991)	$(104,238)	$(13,395)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(141,806)	$(144,427)	$(13,393)

Net income (loss) allocated to other partners	$(55,185)	$40,189	$(2)

*	Amounts include $106,474, $39,102, $45,959, $159,714, $185,148, $112,755, $500,992, $164,034, $198,898, $531,118, $187,074, $497,487, $529,907, $297,842, $136,875, $40,749, $131,250, $141,806, $144,427, $13,393, $695,283, $535,125, $678,898, $749,824, $596,043, $915,282 and $566,331 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2016 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$7,913,892	$12,012,632	$7,743,859
Interest and other	203,429	279,982	260,401

	8,117,321	12,292,614	8,004,260
Expenses
Interest	2,291,713	3,221,005	1,812,102
Depreciation and amortization	1,873,123	2,810,380	2,129,667
Taxes and insurance	1,045,058	1,452,787	865,086
Repairs and maintenance	1,488,255	2,489,498	1,833,446
Operating expenses	1,783,214	3,034,020	2,567,479
Impairment loss	-	-	-
Other expenses	296,558	340,154	297,284

	8,777,921	13,347,844	9,505,064

NET INCOME (LOSS)	$(660,600)	$(1,055,230)	$(1,500,804)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(695,283)	$(535,125)	$(678,898)

Net income (loss) allocated to other partners	$34,683	$(520,105)	$(821,906)

*	Amounts include $106,474, $39,102, $45,959, $159,714, $185,148, $112,755, $500,992, $164,034, $198,898, $531,118, $187,074, $497,487, $529,907, $297,842, $136,875, $40,749, $131,250, $141,806, $144,427, $13,393, $695,283, $535,125, $678,898, $749,824, $596,043, $915,282 and $566,331 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2016 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$7,766,042	$7,687,702	$8,007,329
Interest and other	468,895	327,166	178,014

	8,234,937	8,014,868	8,185,343
Expenses
Interest	1,506,832	1,873,630	1,104,605
Depreciation and amortization	2,528,048	1,868,001	2,250,286
Taxes and insurance	817,994	554,655	948,985
Repairs and maintenance	1,962,505	1,516,605	1,937,661
Operating expenses	3,247,142	2,660,711	2,758,102
Impairment loss	-	-	-
Other expenses	69,965	97,607	214,186

	10,132,486	8,571,209	9,213,825

NET INCOME (LOSS)	$(1,897,549)	$(556,341)	$(1,028,482)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(749,824)	$(596,043)	$(915,282)

Net income (loss) allocated to other partners	$(1,147,725)	$39,702	$(113,200)

*	Amounts include $106,474, $39,102, $45,959, $159,714, $185,148, $112,755, $500,992, $164,034, $198,898, $531,118, $187,074, $497,487, $529,907, $297,842, $136,875, $40,749, $131,250, $141,806, $144,427, $13,393, $695,283, $535,125, $678,898, $749,824, $596,043, $915,282 and $566,331 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2016 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2016 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$4,922,342
Interest and other	113,628

5,035,970
Expenses
Interest	1,000,537
Depreciation and amortization	1,277,967
Taxes and insurance	740,866
Repairs and maintenance	947,301
Operating expenses	1,536,278
Impairment loss	-
Other expenses	38,185

5,541,134

NET INCOME (LOSS)	$(505,164)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(566,331)

Net income (loss) allocated to other partners	$61,167

*	Amounts include $106,474, $39,102, $45,959, $159,714, $185,148, $112,755, $500,992, $164,034, $198,898, $531,118, $187,074, $497,487, $529,907, $297,842, $136,875, $40,749, $131,250, $141,806, $144,427, $13,393, $695,283, $535,125, $678,898, $749,824, $596,043, $915,282 and $566,331 for Series 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE D - NOTES RECEIVABLE

Notes receivable at March 31, 2017 and 2016 consist of advance installments of $22,790 for both years, of capital contributions to operating limited partnerships. The notes are comprised of interest bearing notes at prime + 1.75%. Prime was 3.25% as of March 31, 2017 and 2016. These notes are secured by future installments of capital contributions or paid upon demand. The notes at March 31, 2017 and 2016 by series are as follows:

	2017	2016

Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	-	-
Series 33	-	-
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	-	-
Series 40	-	-
Series 41	-	-
Series 42	22,790	22,790
Series 43	-	-
Series 44	-	-
Series 45	-	-
Series 46	-	-

	$22,790	$22,790

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2017 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$15,103,290	$65,321	$(44,938)

Operating limited partnership rents received in advance	155	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(9,530,240)	24,843	(139,128)

Other	8,210,250	522,385	18,446

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(8,901,790)	(106,474)	(39,102)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(2,914,770)	(17,784)	(33,177)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(17,518,111)	(131,295)	1,060

Income (loss) for tax return purposes, December 31, 2016	$(15,551,216)	$356,996	$(236,839)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2017 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(72,794)	$402,128	$(75,371)

Operating limited partnership rents received in advance	-	-	(358)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	29,208	37,362	-

Other	547,008	60,716	30,366

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(45,959)	(159,714)	(185,148)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(19,546)	(28,172)	(52,400)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(31,291)	(703,528)	(10,228)

Income (loss) for tax return purposes, December 31, 2016	$406,626	$(391,208)	$(293,139)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2017 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$(51,336)	$(126,723)	$2,675,164

Operating limited partnership rents received in advance	-	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	-	-

Other	65,984	708	3,509,504

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(112,755)	(500,992)	(164,034)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(61,003)	(102,807)	106,695

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(6,578)	(11,559)	(2,896,130)

Income (loss) for tax return purposes, December 31, 2016	$(165,688)	$(741,373)	$3,231,199

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2017 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(64,444)	$(173,797)	$(103,851)

Operating limited partnership rents received in advance	-	8,486	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	(99,313)	69,684

Other	87,980	97,387	21,360

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(198,898)	(531,118)	(187,074)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(70,559)	(111,292)	(104,590)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(10,783)	217,422	(285,411)

Income (loss) for tax return purposes, December 31, 2016	$(256,704)	$(592,225)	$(589,882)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2017 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$698,887	$374,024	$(94,282)

Operating limited partnership rents received in advance	-	(1,053)	3,591

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	(593,524)	(834,408)

Other	1,772,400	76,514	116,153

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(497,487)	(529,907)	(297,842)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(120,866)	(148,783)	(122,731)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(879,687)	(580,023)	(5,328)

Income (loss) for tax return purposes, December 31, 2016	$973,247	$(1,402,752)	$(1,234,847)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2017 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$556,742	$2,641,797	$2,482,508

Operating limited partnership rents received in advance	-	2,642	(1,519)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(248,259)	(1,942,253)	(525,031)

Other	(1,066,168)	1,264,928	889,821

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(136,875)	(40,749)	(131,250)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(70,296)	(79,294)	(29,683)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(647,142)	(2,304,632)	(2,582,560)

Income (loss) for tax return purposes, December 31, 2016	$(1,611,998)	$(457,561)	$102,286

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2017 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$2,213,042	$3,212,273	$1,554,531

Operating limited partnership rents received in advance	(6,374)	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(457,692)	(504,647)	(620,973)

Other	1,380,551	2,040,553	(1,571,550)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(141,806)	(144,427)	(13,393)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(20,612)	(112,811)	(13,019)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,854,291)	(2,730,241)	(1,069,742)

Income (loss) for tax return purposes, December 31, 2016	$1,112,818	$1,760,700	$(1,734,146)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2017 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(79,129)	$(137,219)	$(199,189)

Operating limited partnership rents received in advance	(2,549)	-	240

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(178,258)	124,592	(2,141,040)

Other	(2,082,251)	(176,849)	124,991

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(695,283)	(535,125)	(678,898)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(115,566)	(207,789)	(215,303)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(158,655)	(202,362)	(67,226)

Income (loss) for tax return purposes, December 31, 2016	$(3,311,691)	$(1,134,752)	$(3,176,425)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2017 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$(246,031)	$(231,517)	$(244,274)

Operating limited partnership rents received in advance	(323)	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(2,289,322)	239,076	282,759

Other	(137,271)	(62,471)	239,056

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(749,824)	(596,043)	(915,282)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(195,524)	(295,249)	(274,370)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	186,238	(128,192)	(137,774)

Income (loss) for tax return purposes, December 31, 2016	$(3,432,057)	$(1,074,396)	$(1,049,885)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2017 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$171,768

Operating limited partnership rents received in advance	(2,628)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	236,084

Other	439,999

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(566,331)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(398,239)

Impairment loss not recognized for tax purposes	-

Operating limited partnership impairment loss not recognized for tax purposes	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(488,173)

Income (loss) for tax return purposes, December 31, 2016	$(607,520)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2017 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2016	$23,526,808	$(1,140,956)	$(984,278)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	57,696,047	1,066,850	325,745

Impairment loss in investment in operating limited partnerships	(122,872,037)	(337,192)	(38,116)

Historic tax credits - cumulative	978,267	570,617	-

Less share of loss - three months ended March 31, 2017	(183,255)	(7,136)	(15,685)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	40,854,170	(152,183)	712,334

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2017 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2016	$(876,538)	$1,392,317	$(1,278,780)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	856,165	970,072	2,267,378

Impairment loss in investment in operating limited partnerships	(325,787)	(2,213,351)	(1,151,381)

Historic tax credits - cumulative	223,537	-	-

Less share of loss - three months ended March 31, 2017	(7,927)	5,691	(841)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	130,550	(154,729)	163,624

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2017 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2016	$(268,984)	$(5,065,008)	$(1,594,442)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	456,606	4,815,872	1,317,831

Impairment loss in investment in operating limited partnerships	(1,430,062)	(1,350,275)	(3,487,976)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2017	(31,239)	(45,732)	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,273,679	1,645,143	3,764,587

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2017 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2016	$(1,601,638)	$(313,449)	$(1,084,631)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,819,446	3,478,199	2,083,473

Impairment loss in investment in operating limited partnerships	(930,910)	(5,444,545)	(2,194,151)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2017	(33,990)	(39,537)	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	747,092	2,319,332	1,195,309

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2017 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2016	$(1,182,450)	$5,351,336	$2,508,935

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	3,188,582	3,395,101	1,876,329

Impairment loss in investment in operating limited partnerships	(3,574,025)	(9,175,569)	(6,568,884)

Historic tax credits - cumulative	-	184,113	-

Less share of loss - three months ended March 31, 2017	(6,859)	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,574,752	245,019	2,183,620

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2017 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2016	$1,488,403	$(884,003)	$1,174,145

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,354,867	2,237,121	984,727

Impairment loss in investment in operating limited partnerships	(3,951,725)	(2,462,259)	(2,406,542)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2017	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,108,455	1,109,141	247,670

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2017 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2016	$1,316,599	$5,168,309	$767,711

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,916,369	866,648	97,796

Impairment loss in investment in operating limited partnerships	(3,922,795)	(7,194,962)	(233,531)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2017	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	689,827	1,160,005	(631,976)

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2017 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2016	$1,822,558	$(1,243,644)	$388,430

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,230,853	3,483,277	4,285,267

Impairment loss in investment in operating limited partnerships	(5,441,719)	(5,854,800)	(7,195,970)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2017	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,388,308	3,615,167	2,522,273

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2017 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2016	$3,816,055	$(1,407,277)	$10,366,187

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	4,434,039	4,416,600	2,226,331

Impairment loss in investment in operating limited partnerships	(11,001,252)	(5,442,013)	(16,541,124)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2017	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	2,751,158	2,432,690	3,948,606

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2017 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2016	$6,891,901

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,244,503

Impairment loss in investment in operating limited partnerships	(13,001,121)

Historic tax credits - cumulative	-

Less share of loss - three months ended March 31, 2017	-

Operating limited partnership impairment loss not recognized for tax purposes	-

Other	4,864,717

Investments in operating limited partnerships - as reported	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE F - CASH EQUIVALENTS

Cash equivalents of $27,084,576 and $21,634,841 as of March 31, 2017 and 2016, respectively, include money market accounts with interest rates ranging from 0.10% to 0.35% per annum.

NOTE G - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Fund has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2017.

NOTE H - SUBSEQUENT EVENTS

Subsequent to March 31, 2017, the Fund has entered into agreements to either sell or transfer its interests in three operating limited partnerships, all of which closed by June 2017. The sales price and other terms for the disposition of the operating limited partnerships has been determined. The proceeds received for the operating limited partnerships were $4,383,735. The gain on the dispositions of these operating limited partnerships was $4,334,997 and was recognized in the first quarter of the fiscal year ended 2018.

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