Form 10-K, Exhibit 13
period 2018-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2018-06-22
CIK 913778

Exhibit 13

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

MARCH 31, 2018 AND 2017

Boston Capital Tax Credit Fund IV L.P. -

Series 20 through Series 46

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Report of Independent Registered Public Accounting Firm

To the Partners

Boston Capital Tax Credit Fund IV L.P.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund IV L.P. (the “Partnership”), as of March 31, 2018 and 2017, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for each of the years in the two-year period ended March 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Partnership as of March 31, 2018 and 2017, and the results of its operations and its cash flows for each of the years in the two-year period ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the Partnership’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Partnership in accordance with the U.S. federal security laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

/s/ CohnReznick LLP

COHNREZNICK LLP

We have served as the Partnership’s auditor since 1994.

Bethesda, Maryland
June 22, 2018

F-3

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2018 and 2017

	Total
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	27,208,717	27,209,997
Notes receivable	-	22,790
Other assets	40,088	164,773

	$27,248,805	$27,397,560

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$654,673	$697,432
Accounts payable - affiliates	29,495,273	39,637,826
Capital contributions payable	176,746	578,113

	30,326,692	40,913,371
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 issued and 83,175,478 and 83,310,666 outstanding at March 31, 2018 and 2017, respectively.	2,931,035	(6,338,126)
General partner	(6,008,922)	(7,177,685)

	(3,077,887)	(13,515,811)

	$27,248,805	$27,397,560

(continued)

F-4

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 20
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	241,987	271,060
Notes receivable	-	-
Other assets	-	-

	$241,987	$271,060

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	1,444,723	1,466,902
Capital contributions payable	-	-

	1,444,723	1,466,902
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 issued and 3,829,200 and 3,833,200 outstanding at March 31, 2018 and 2017, respectively.	(882,456)	(875,631)
General partner	(320,280)	(320,211)

	(1,202,736)	(1,195,842)

	$241,987	$271,060

(continued)

F-5

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 21
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	241,102
Notes receivable	-	-
Other assets	-	-

	$-	$241,102

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	1,321,237
Capital contributions payable	-	-

	-	1,321,237
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 issued and 1,879,500 and 1,879,500 outstanding at March 31, 2018 and 2017, respectively.	(898,231)	(907,383)
General partner	898,231	(172,752)

	-	(1,080,135)

	$-	$241,102

(continued)

F-6

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 22
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	221,864	252,064
Notes receivable	-	-
Other assets	-	-

	$221,864	$252,064

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,878,109	2,848,897
Capital contributions payable	-	-

	2,878,109	2,848,897
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 issued and 2,550,645 and 2,557,045 outstanding at March 31, 2018 and 2017, respectively.	(2,410,599)	(2,351,781)
General partner	(245,646)	(245,052)

	(2,656,245)	(2,596,833)

	$221,864	$252,064

(continued)

F-7

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 23
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	446,136	659,167
Notes receivable	-	-
Other assets	-	-

	$446,136	$659,167

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	933,387	2,089,674
Capital contributions payable	-	-

	933,387	2,089,674
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 issued and 3,303,327 and 3,314,827 outstanding at March 31, 2018 and 2017, respectively.	(197,532)	(1,131,355)
General partner	(289,719)	(299,152)

	(487,251)	(1,430,507)

	$446,136	$659,167

(continued)

F-8

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 24
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	453,512	427,181
Notes receivable	-	-
Other assets	-	-

	$453,512	$427,181

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$5,000	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	5,000	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 issued and 2,152,753 and 2,154,253 outstanding at March 31, 2018 and 2017, respectively.	623,279	602,161
General partner	(174,767)	(174,980)

	448,512	427,181

	$453,512	$427,181

(continued)

F-9

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 25
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	344,461
Notes receivable	-	-
Other assets	-	1,250

	$-	$345,711

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 issued and 3,016,809 and 3,016,809 outstanding at March 31, 2018 and 2017, respectively.	219,815	565,870
General partner	(219,815)	(220,159)

	-	345,711

	$-	$345,711

(continued)

F-10

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 26
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	642,258	677,679
Notes receivable	-	-
Other assets	-	-

	$642,258	$677,679

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 issued and 3,965,400 and 3,977,000 outstanding at March 31, 2018 and 2017, respectively.	954,178	989,245
General partner	(311,920)	(311,566)

	642,258	677,679

	$642,258	$677,679

(continued)

F-11

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 27
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	6,799,933	3,606,473
Notes receivable	-	-
Other assets	-	-

	$6,799,933	$3,606,473

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$31,673
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	31,673
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 issued and 2,443,900 and 2,446,400 outstanding at March 31, 2018 and 2017, respectively.	6,938,381	3,745,499
General partner	(138,448)	(170,699)

	6,799,933	3,574,800

	$6,799,933	$3,606,473

(continued)

F-12

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 28
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	742,564	812,483
Notes receivable	-	-
Other assets	-	-

	$742,564	$812,483

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 issued and 3,984,138 and 3,990,738 outstanding at March 31, 2018 and 2017, respectively.	1,016,975	1,086,195
General partner	(274,411)	(273,712)

	742,564	812,483

	$742,564	$812,483

(continued)

F-13

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 29
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	622,414	345,648
Notes receivable	-	-
Other assets	-	-

	$622,414	$345,648

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	3,559,561	3,479,192
Capital contributions payable	885	8,235

	3,560,446	3,487,427
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 issued and 3,955,225 and 3,965,300 outstanding at March 31, 2018 and 2017, respectively.	(2,570,004)	(2,771,714)
General partner	(368,028)	(370,065)

	(2,938,032)	(3,141,779)

	$622,414	$345,648

(continued)

F-14

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 30
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	453,433	270,126
Notes receivable	-	-
Other assets	-	-

	$453,433	$270,126

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$3,500	$-
Accounts payable - affiliates	1,620,957	1,641,976
Capital contributions payable	65,176	105,139

	1,689,633	1,747,115
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 issued and 2,621,200 and 2,631,000 outstanding at March 31, 2018 and 2017, respectively.	(996,782)	(1,235,163)
General partner	(239,418)	(241,826)

	(1,236,200)	(1,476,989)

	$453,433	$270,126

(continued)

F-15

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 31
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,971,680	2,047,648
Notes receivable	-	-
Other assets	25,000	25,000

	$1,996,680	$2,072,648

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	66,294	66,294

	66,294	66,294
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 issued and 4,382,757 and 4,395,557 outstanding at March 31, 2018 and 2017, respectively.	2,290,341	2,365,549
General partner	(359,955)	(359,195)

	1,930,386	2,006,354

	$1,996,680	$2,072,648

(continued)

F-16

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 32
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	563,697	837,185
Notes receivable	-	-
Other assets	-	-

	$563,697	$837,185

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$2,000
Accounts payable - affiliates	924,936	2,772,531
Capital contributions payable	1,229	1,229

	926,165	2,775,760
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 issued and 4,736,198 and 4,740,198 outstanding at March 31, 2018 and 2017, respectively.	47,520	(1,512,826)
General partner	(409,988)	(425,749)

	(362,468)	(1,938,575)

	$563,697	$837,185

(continued)

F-17

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 33
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	452,033	337,765
Notes receivable	-	-
Other assets	-	-

	$452,033	$337,765

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	1,252,955	1,190,828
Capital contributions payable	-	69,154

	1,252,955	1,259,982
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 issued and 2,626,533 and 2,626,533 outstanding at March 31, 2018 and 2017, respectively.	(567,133)	(687,215)
General partner	(233,789)	(235,002)

	(800,922)	(922,217)

	$452,033	$337,765

(continued)

F-18

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 34
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	394,837	849,078
Notes receivable	-	-
Other assets	-	-

	$394,837	$849,078

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,840,368	3,221,597
Capital contributions payable	-	-

	2,840,368	3,221,597
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 issued and 3,509,919 and 3,517,419 outstanding at March 31, 2018 and 2017, respectively.	(2,120,686)	(2,048,404)
General partner	(324,845)	(324,115)

	(2,445,531)	(2,372,519)

	$394,837	$849,078

(continued)

F-19

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 35
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	4,428,306	2,392,767
Notes receivable	-	-
Other assets	-	-

	$4,428,306	$2,392,767

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	551,982
Capital contributions payable	-	-

	-	551,982
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 issued and 3,279,913 and 3,288,363 outstanding at March 31, 2018 and 2017, respectively.	4,666,048	2,104,402
General partner	(237,742)	(263,617)

	4,428,306	1,840,785

	$4,428,306	$2,392,767

(continued)

F-20

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 36
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	2,106,050	2,934,317
Notes receivable	-	-
Other assets	-	-

	$2,106,050	$2,934,317

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$131,000	$131,000
Accounts payable - affiliates	-	767,505
Capital contributions payable	-	-

	131,000	898,505
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,838 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,838 issued and 2,092,704 and 2,095,704 outstanding at March 31, 2018 and 2017, respectively.	2,133,963	2,194,117
General partner	(158,913)	(158,305)

	1,975,050	2,035,812

	$2,106,050	$2,934,317

(continued)

F-21

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 37
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	517,887	2,096,039
Notes receivable	-	-
Other assets	-	-

	$517,887	$2,096,039

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	513,149	2,043,715
Capital contributions payable	-	138,438

	513,149	2,182,153
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 issued and 2,489,100 and 2,495,600 outstanding at March 31, 2018 and 2017, respectively.	220,255	130,312
General partner	(215,517)	(216,426)

	4,738	(86,114)

	$517,887	$2,096,039

(continued)

F-22

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 38
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,492,145	3,042,864
Notes receivable	-	-
Other assets	-	-

	$1,492,145	$3,042,864

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$6,543
Accounts payable - affiliates	18,234	1,515,985
Capital contributions payable	-	-

	18,234	1,522,528
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 issued and 2,538,700 and 2,540,100 outstanding at March 31, 2018 and 2017, respectively.	1,677,456	1,723,417
General partner	(203,545)	(203,081)

	1,473,911	1,520,336

	$1,492,145	$3,042,864

(continued)

F-23

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 39
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	1,248,898
Notes receivable	-	-
Other assets	-	-

	$-	$1,248,898

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$6,543
Accounts payable - affiliates	-	1,154,240
Capital contributions payable	-	-

	-	1,160,783
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,151 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,151 issued and 2,288,351 and 2,288,351 outstanding at March 31, 2018 and 2017, respectively.	196,043	283,677
General partner	(196,043)	(195,562)

	-	88,115

	$-	$1,248,898

(continued)

F-24

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 40
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	431,341	248,318
Notes receivable	-	-
Other assets	-	-

	$431,341	$248,318

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,413,069	2,684,058
Capital contributions payable	102	102

	2,413,171	2,684,160
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 issued and 2,621,756 and 2,622,756 outstanding at March 31, 2018 and 2017, respectively.	(1,737,068)	(2,186,540)
General partner	(244,762)	(249,302)

	(1,981,830)	(2,435,842)

	$431,341	$248,318

(continued)

F-25

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 41
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	741,152	322,902
Notes receivable	-	-
Other assets	-	1,218

	$741,152	$324,120

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$4,500
Accounts payable - affiliates	2,893,606	3,286,255
Capital contributions payable	-	100

	2,893,606	3,290,855
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 issued and 2,874,926 and 2,884,126 outstanding at March 31, 2018 and 2017, respectively.	(1,881,761)	(2,687,899)
General partner	(270,693)	(278,836)

	(2,152,454)	(2,966,735)

	$741,152	$324,120

(continued)

F-26

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 42
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,327,017	1,072,528
Notes receivable	-	22,790
Other assets	11,300	51,003

	$1,338,317	$1,146,321

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	254	73,433

	254	73,433
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 issued and 2,732,262 and 2,736,262 outstanding at March 31, 2018 and 2017, respectively.	1,565,620	1,303,097
General partner	(227,557)	(230,209)

	1,338,063	1,072,888

	$1,338,317	$1,146,321

(continued)

F-27

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 43
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	854,364	351,638
Notes receivable	-	-
Other assets	-	82,514

	$854,364	$434,152

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	915,591	771,794
Capital contributions payable	26,082	99,265

	941,673	871,059
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 issued and 3,629,487 and 3,632,487 outstanding at March 31, 2018 and 2017, respectively.	235,085	(111,017)
General partner	(322,394)	(325,890)

	(87,309)	(436,907)

	$854,364	$434,152

(continued)

F-28

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 44
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	84,006	66,324
Notes receivable	-	-
Other assets	-	-

	$84,006	$66,324

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,830,127	2,584,641
Capital contributions payable	-	-

	2,830,127	2,584,641
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,973 issued and 2,693,973 and 2,699,473 outstanding at March 31, 2018 and 2017, respectively.	(2,481,212)	(2,255,686)
General partner	(264,909)	(262,631)

	(2,746,121)	(2,518,317)

	$84,006	$66,324

(continued)

F-29

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 45
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	753,702	803,153
Notes receivable	-	-
Other assets	-	-

	$753,702	$803,153

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$515,173	$515,173
Accounts payable - affiliates	2,584,511	2,357,846
Capital contributions payable	16,724	16,724

	3,116,408	2,889,743
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 issued and 4,008,167 and 4,009,667 outstanding at March 31, 2018 and 2017, respectively.	(1,985,417)	(1,712,062)
General partner	(377,289)	(374,528)

	(2,362,706)	(2,086,590)

	$753,702	$803,153

(continued)

F-30

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 46
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	466,399	651,129
Notes receivable	-	-
Other assets	3,788	3,788

	$470,187	$654,917

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	1,871,990	1,886,971
Capital contributions payable	-	-

	1,871,990	1,886,971
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 issued and 2,968,635 and 2,971,998 outstanding at March 31, 2018 and 2017, respectively.	(1,125,043)	(956,991)
General partner	(276,760)	(275,063)

	(1,401,803)	(1,232,054)

	$470,187	$654,917

(see notes to financial statements)

F-31

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

Years ended March 31, 2018 and 2017

	Total
	2018	2017
Income
Interest income	$115,386	$52,063
Miscellaneous	351,362	318,673

	466,748	370,736

Gain on sale of operating limited partnerships	12,575,304	18,806,644

Expenses and loss
Fund management fee	1,994,955	2,469,863
General and administrative expenses	626,460	780,422
Professional fees	633,441	823,805

	3,254,856	4,074,090

NET INCOME (LOSS)	$9,787,196	$15,103,290

Net income (loss) allocated to general partner	$97,872	$151,033

Net income (loss) allocated to limited partners	$9,689,324	$14,952,257

Net income (loss) per BAC	$0.12	$0.18

(continued)

F-32

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 20
	2018	2017
Income
Interest income	$611	$441
Miscellaneous	4,281	-

	4,892	441

Gain on sale of operating limited partnerships	42,000	138,000

Expenses and loss
Fund management fee	17,204	23,476
General and administrative expenses	21,644	35,102
Professional fees	14,938	14,542

	53,786	73,120

NET INCOME (LOSS)	$(6,894)	$65,321

Net income (loss) allocated to general partner	$(69)	$653

Net income (loss) allocated to limited partners	$(6,825)	$64,668

Net income (loss) per BAC	$-	$0.02

(continued)

F-33

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 21
	2018	2017
Income
Interest income	$137	$582
Miscellaneous	859	859

	996	1,441

Gain on sale of operating limited partnerships	67,000	-

Expenses and loss
Fund management fee	5,603	8,821
General and administrative expenses	40,874	22,774
Professional fees	12,275	14,784

	58,752	46,379

NET INCOME (LOSS)	$9,244	$(44,938)

Net income (loss) allocated to general partner	$92	$(449)

Net income (loss) allocated to limited partners	$9,152	$(44,489)

Net income (loss) per BAC	$-	$(0.02)

(continued)

F-34

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 22
	2018	2017
Income
Interest income	$623	$376
Miscellaneous	-	-

	623	376

Gain on sale of operating limited partnerships	-	-

Expenses and loss
Fund management fee	28,112	28,108
General and administrative expenses	18,448	28,021
Professional fees	13,475	17,041

	60,035	73,170

NET INCOME (LOSS)	$(59,412)	$(72,794)

Net income (loss) allocated to general partner	$(594)	$(728)

Net income (loss) allocated to limited partners	$(58,818)	$(72,066)

Net income (loss) per BAC	$(0.02)	$(0.03)

(continued)

F-35

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 23
	2018	2017
Income
Interest income	$3,914	$303
Miscellaneous	7,909	-

	11,823	303

Gain on sale of operating limited partnerships	989,962	488,550

Expenses and loss
Fund management fee	20,474	32,282
General and administrative expenses	20,819	33,636
Professional fees	17,236	20,807

	58,529	86,725

NET INCOME (LOSS)	$943,256	$402,128

Net income (loss) allocated to general partner	$9,433	$4,021

Net income (loss) allocated to limited partners	$933,823	$398,107

Net income (loss) per BAC	$0.28	$0.12

(continued)

F-36

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 24
	2018	2017
Income
Interest income	$743	$380
Miscellaneous	3,948	6,026

	4,691	6,406

Gain on sale of operating limited partnerships	95,000	-

Expenses and loss
Fund management fee	45,683	40,285
General and administrative expenses	17,684	26,138
Professional fees	14,993	15,354

	78,360	81,777

NET INCOME (LOSS)	$21,331	$(75,371)

Net income (loss) allocated to general partner	$213	$(754)

Net income (loss) allocated to limited partners	$21,118	$(74,617)

Net income (loss) per BAC	$0.01	$(0.03)

(continued)

F-37

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 25
	2018	2017
Income
Interest income	$143	$331
Miscellaneous	10,178	10,178

	10,321	10,509

Gain on sale of operating limited partnerships	97,399	-

Expenses and loss
Fund management fee	9,682	16,376
General and administrative expenses	49,639	31,302
Professional fees	13,993	14,167

	73,314	61,845

NET INCOME (LOSS)	$34,406	$(51,336)

Net income (loss) allocated to general partner	$344	$(513)

Net income (loss) allocated to limited partners	$34,062	$(50,823)

Net income (loss) per BAC	$0.01	$(0.02)

(continued)

F-38

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 26
	2018	2017
Income
Interest income	$1,464	$1,016
Miscellaneous	526	6,176

	1,990	7,192

Gain on sale of operating limited partnerships	80,000	18,500

Expenses and loss
Fund management fee	72,467	87,735
General and administrative expenses	23,134	39,315
Professional fees	21,810	25,365

	117,411	152,415

NET INCOME (LOSS)	$(35,421)	$(126,723)

Net income (loss) allocated to general partner	$(354)	$(1,267)

Net income (loss) allocated to limited partners	$(35,067)	$(125,456)

Net income (loss) per BAC	$(0.01)	$(0.03)

(continued)

F-39

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 27
	2018	2017
Income
Interest income	$28,709	$9,157
Miscellaneous	32,473	6,000

	61,182	15,157

Gain on sale of operating limited partnerships	3,291,567	3,016,000

Expenses and loss
Fund management fee	30,313	99,812
General and administrative expenses	17,529	25,464
Professional fees	79,774	230,717

	127,616	355,993

NET INCOME (LOSS)	$3,225,133	$2,675,164

Net income (loss) allocated to general partner	$32,251	$26,752

Net income (loss) allocated to limited partners	$3,192,882	$2,648,412

Net income (loss) per BAC	$1.31	$1.08

(continued)

F-40

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 28
	2018	2017
Income
Interest income	$1,605	$1,151
Miscellaneous	446	7,976

	2,051	9,127

Gain on sale of operating limited partnerships	-	5,000

Expenses and loss
Fund management fee	33,376	21,679
General and administrative expenses	21,296	34,775
Professional fees	17,298	22,117

	71,970	78,571

NET INCOME (LOSS)	$(69,919)	$(64,444)

Net income (loss) allocated to general partner	$(699)	$(644)

Net income (loss) allocated to limited partners	$(69,220)	$(63,800)

Net income (loss) per BAC	$(0.02)	$(0.02)

(continued)

F-41

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 29
	2018	2017
Income
Interest income	$1,017	$749
Miscellaneous	-	-

	1,017	749

Gain on sale of operating limited partnerships	303,958	-

Expenses and loss
Fund management fee	60,982	74,532
General and administrative expenses	22,264	35,610
Professional fees	17,982	64,404

	101,228	174,546

NET INCOME (LOSS)	$203,747	$(173,797)

Net income (loss) allocated to general partner	$2,037	$(1,738)

Net income (loss) allocated to limited partners	$201,710	$(172,059)

Net income (loss) per BAC	$0.05	$(0.04)

(continued)

F-42

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 30
	2018	2017
Income
Interest income	$1,218	$637
Miscellaneous	1,243	1,243

	2,461	1,880

Gain on sale of operating limited partnerships	276,484	-

Expenses and loss
Fund management fee	3,527	59,468
General and administrative expenses	17,740	25,835
Professional fees	16,889	20,428

	38,156	105,731

NET INCOME (LOSS)	$240,789	$(103,851)

Net income (loss) allocated to general partner	$2,408	$(1,039)

Net income (loss) allocated to limited partners	$238,381	$(102,812)

Net income (loss) per BAC	$0.09	$(0.04)

(continued)

F-43

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 31
	2018	2017
Income
Interest income	$7,323	$2,782
Miscellaneous	1,116	590

	8,439	3,372

Gain on sale of operating limited partnerships	45,000	877,411

Expenses and loss
Fund management fee	80,082	121,262
General and administrative expenses	21,870	34,845
Professional fees	27,455	25,789

	129,407	181,896

NET INCOME (LOSS)	$(75,968)	$698,887

Net income (loss) allocated to general partner	$(760)	$6,989

Net income (loss) allocated to limited partners	$(75,208)	$691,898

Net income (loss) per BAC	$(0.02)	$0.16

(continued)

F-44

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 32
	2018	2017
Income
Interest income	$3,929	$1,309
Miscellaneous	21,375	4,300

	25,304	5,609

Gain on sale of operating limited partnerships	1,677,252	569,552

Expenses and loss
Fund management fee	79,708	144,806
General and administrative expenses	26,372	36,276
Professional fees	20,369	20,055

	126,449	201,137

NET INCOME (LOSS)	$1,576,107	$374,024

Net income (loss) allocated to general partner	$15,761	$3,740

Net income (loss) allocated to limited partners	$1,560,346	$370,284

Net income (loss) per BAC	$0.33	$0.08

(continued)

F-45

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 33
	2018	2017
Income
Interest income	$963	$1,400
Miscellaneous	5,329	1,800

	6,292	3,200

Gain on sale of operating limited partnerships	177,044	-

Expenses and loss
Fund management fee	30,737	56,922
General and administrative expenses	16,996	24,374
Professional fees	14,308	16,186

	62,041	97,482

NET INCOME (LOSS)	$121,295	$(94,282)

Net income (loss) allocated to general partner	$1,213	$(943)

Net income (loss) allocated to limited partners	$120,082	$(93,339)

Net income (loss) per BAC	$0.05	$(0.04)

(continued)

F-46

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 34
	2018	2017
Income
Interest income	$1,908	$1,445
Miscellaneous	5,526	15,442

	7,434	16,887

Gain on sale of operating limited partnerships	-	630,691

Expenses and loss
Fund management fee	43,262	41,426
General and administrative expenses	19,236	29,336
Professional fees	17,948	20,074

	80,446	90,836

NET INCOME (LOSS)	$(73,012)	$556,742

Net income (loss) allocated to general partner	$(730)	$5,567

Net income (loss) allocated to limited partners	$(72,282)	$551,175

Net income (loss) per BAC	$(0.02)	$0.16

(continued)

F-47

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 35
	2018	2017
Income
Interest income	$14,836	$8,322
Miscellaneous	2,818	4,893

	17,654	13,215

Gain on sale of operating limited partnerships	2,653,528	2,720,765

Expenses and loss
Fund management fee	47,409	43,447
General and administrative expenses	18,963	29,293
Professional fees	17,289	19,443

	83,661	92,183

NET INCOME (LOSS)	$2,587,521	$2,641,797

Net income (loss) allocated to general partner	$25,875	$26,418

Net income (loss) allocated to limited partners	$2,561,646	$2,615,379

Net income (loss) per BAC	$0.78	$0.80

(continued)

F-48

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 36
	2018	2017
Income
Interest income	$8,490	$5,514
Miscellaneous	3,968	6,425

	12,458	11,939

Gain on sale of operating limited partnerships	-	2,515,373

Expenses and loss
Fund management fee	28,594	4,670
General and administrative expenses	15,908	21,777
Professional fees	28,718	18,357

	73,220	44,804

NET INCOME (LOSS)	$(60,762)	$2,482,508

Net income (loss) allocated to general partner	$(608)	$24,825

Net income (loss) allocated to limited partners	$(60,154)	$2,457,683

Net income (loss) per BAC	$(0.03)	$1.17

(continued)

F-49

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 37
	2018	2017
Income
Interest income	$5,243	$3,535
Miscellaneous	16,657	4,811

	21,900	8,346

Gain on sale of operating limited partnerships	140,415	2,349,732

Expenses and loss
Fund management fee	38,125	106,790
General and administrative expenses	16,053	22,977
Professional fees	17,285	15,269

	71,463	145,036

NET INCOME (LOSS)	$90,852	$2,213,042

Net income (loss) allocated to general partner	$909	$22,130

Net income (loss) allocated to limited partners	$89,943	$2,190,912

Net income (loss) per BAC	$0.04	$0.88

(continued)

F-50

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 38
	2018	2017
Income
Interest income	$9,561	$1,203
Miscellaneous	42,616	85,146

	52,177	86,349

Gain on sale of operating limited partnerships	-	3,273,698

Expenses and loss
Fund management fee	62,236	103,420
General and administrative expenses	16,974	24,162
Professional fees	19,392	20,192

	98,602	147,774

NET INCOME (LOSS)	$(46,425)	$3,212,273

Net income (loss) allocated to general partner	$(464)	$32,123

Net income (loss) allocated to limited partners	$(45,961)	$3,180,150

Net income (loss) per BAC	$(0.02)	$1.25

(continued)

F-51

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 39
	2018	2017
Income
Interest income	$870	$663
Miscellaneous	386	1,210

	1,256	1,873

Gain on sale of operating limited partnerships	17,779	1,645,989

Expenses and loss
Fund management fee	5,130	52,601
General and administrative expenses	42,679	21,423
Professional fees	19,295	19,307

	67,104	93,331

NET INCOME (LOSS)	$(48,069)	$1,554,531

Net income (loss) allocated to general partner	$(481)	$15,545

Net income (loss) allocated to limited partners	$(47,588)	$1,538,986

Net income (loss) per BAC	$(0.02)	$0.67

(continued)

F-52

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 40
	2018	2017
Income
Interest income	$1,393	$315
Miscellaneous	5,922	-

	7,315	315

Gain on sale of operating limited partnerships	588,952	93,700

Expenses and loss
Fund management fee	100,188	126,039
General and administrative expenses	17,352	23,982
Professional fees	24,715	23,123

	142,255	173,144

NET INCOME (LOSS)	$454,012	$(79,129)

Net income (loss) allocated to general partner	$4,540	$(791)

Net income (loss) allocated to limited partners	$449,472	$(78,338)

Net income (loss) per BAC	$0.17	$(0.03)

(continued)

F-53

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 41
	2018	2017
Income
Interest income	$2,248	$651
Miscellaneous	13,908	42,406

	16,156	43,057

Gain on sale of operating limited partnerships	1,026,859	70,500

Expenses and loss
Fund management fee	184,017	196,640
General and administrative expenses	20,998	27,796
Professional fees	23,719	26,340

	228,734	250,776

NET INCOME (LOSS)	$814,281	$(137,219)

Net income (loss) allocated to general partner	$8,143	$(1,372)

Net income (loss) allocated to limited partners	$806,138	$(135,847)

Net income (loss) per BAC	$0.28	$(0.05)

(continued)

F-54

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 42
	2018	2017
Income
Interest income	$7,705	$4,004
Miscellaneous	15,960	4,406

	23,665	8,410

Gain on sale of operating limited partnerships	427,305	-

Expenses and loss
Fund management fee	135,503	152,300
General and administrative expenses	18,799	26,109
Professional fees	31,493	29,190

	185,795	207,599

NET INCOME (LOSS)	$265,175	$(199,189)

Net income (loss) allocated to general partner	$2,652	$(1,992)

Net income (loss) allocated to limited partners	$262,523	$(197,197)

Net income (loss) per BAC	$0.10	$(0.07)

(continued)

F-55

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 43
	2018	2017
Income
Interest income	$6,220	$4,077
Miscellaneous	46,345	1,759

	52,565	5,836

Gain on sale of operating limited partnerships	566,806	-

Expenses and loss
Fund management fee	194,502	190,024
General and administrative expenses	40,459	31,565
Professional fees	34,812	30,278

	269,773	251,867

NET INCOME (LOSS)	$349,598	$(246,031)

Net income (loss) allocated to general partner	$3,496	$(2,460)

Net income (loss) allocated to limited partners	$346,102	$(243,571)

Net income (loss) per BAC	$0.10	$(0.07)

(continued)

F-56

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 44
	2018	2017
Income
Interest income	$158	$36
Miscellaneous	18,760	16,818

	18,918	16,854

Gain on sale of operating limited partnerships	-	-

Expenses and loss
Fund management fee	203,181	206,172
General and administrative expenses	18,000	25,049
Professional fees	25,541	17,150

	246,722	248,371

NET INCOME (LOSS)	$(227,804)	$(231,517)

Net income (loss) allocated to general partner	$(2,278)	$(2,315)

Net income (loss) allocated to limited partners	$(225,526)	$(229,202)

Net income (loss) per BAC	$(0.08)	$(0.09)

(continued)

F-57

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 45
	2018	2017
Income
Interest income	$2,590	$1,204
Miscellaneous	47,297	53,785

	49,887	54,989

Gain on sale of operating limited partnerships	-	-

Expenses and loss
Fund management fee	252,328	223,161
General and administrative expenses	24,850	35,365
Professional fees	48,825	40,737

	326,003	299,263

NET INCOME (LOSS)	$(276,116)	$(244,274)

Net income (loss) allocated to general partner	$(2,761)	$(2,443)

Net income (loss) allocated to limited partners	$(273,355)	$(241,831)

Net income (loss) per BAC	$(0.07)	$(0.06)

(continued)

F-58

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 46
	2018	2017
Income
Interest income	$1,765	$480
Miscellaneous	41,516	36,424

	43,281	36,904

Gain on sale of operating limited partnerships	10,994	393,183

Expenses and loss
Fund management fee	182,530	207,609
General and administrative expenses	19,880	28,121
Professional fees	21,614	22,589

	224,024	258,319

NET INCOME (LOSS)	$(169,749)	$171,768

Net income (loss) allocated to general partner	$(1,697)	$1,718

Net income (loss) allocated to limited partners	$(168,052)	$170,050

Net income (loss) per BAC	$(0.06)	$0.06

(see notes to financial statements)

F-59

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2018 and 2017

Total	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(21,290,383)	$(7,328,718)	$(28,619,101)

Net income (loss)	14,952,257	151,033	15,103,290

Partners’ capital (deficit), March 31, 2017	(6,338,126)	(7,177,685)	(13,515,811)

Contributions	-	1,070,891	1,070,891

Distributions	(420,163)	-	(420,163)

Net income (loss)	9,689,324	97,872	9,787,196

Partners’ capital (deficit), March 31, 2018	$2,931,035	$(6,008,922)	$(3,077,887)

Series 20	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(940,299)	$(320,864)	$(1,261,163)

Net income (loss)	64,668	653	65,321

Partners’ capital (deficit), March 31, 2017	(875,631)	(320,211)	(1,195,842)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(6,825)	(69)	(6,894)

Partners’ capital (deficit), March 31, 2018	$(882,456)	$(320,280)	$(1,202,736)

Series 21	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(862,894)	$(172,303)	$(1,035,197)

Net income (loss)	(44,489)	(449)	(44,938)

Partners’ capital (deficit), March 31, 2017	(907,383)	(172,752)	(1,080,135)

Contributions	-	1,070,891	1,070,891

Distributions	-	-	-

Net income (loss)	9,152	92	9,244

Partners’ capital (deficit), March 31, 2018	$(898,231)	$898,231	$-

Series 22	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(2,279,715)	$(244,324)	$(2,524,039)

Net income (loss)	(72,066)	(728)	(72,794)

Partners’ capital (deficit), March 31, 2017	(2,351,781)	(245,052)	(2,596,833)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(58,818)	(594)	(59,412)

Partners’ capital (deficit), March 31, 2018	$(2,410,599)	$(245,646)	$(2,656,245)

(continued)

F-60

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2018 and 2017

Series 23	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(1,529,462)	$(303,173)	$(1,832,635)

Net income (loss)	398,107	4,021	402,128

Partners’ capital (deficit), March 31, 2017	(1,131,355)	(299,152)	(1,430,507)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	933,823	9,433	943,256

Partners’ capital (deficit), March 31, 2018	$(197,532)	$(289,719)	$(487,251)

Series 24	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$676,778	$(174,226)	$502,552

Net income (loss)	(74,617)	(754)	(75,371)

Partners’ capital (deficit), March 31, 2017	602,161	(174,980)	427,181

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	21,118	213	21,331

Partners’ capital (deficit), March 31, 2018	$623,279	$(174,767)	$448,512

Series 25	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$616,693	$(219,646)	$397,047

Net income (loss)	(50,823)	(513)	(51,336)

Partners’ capital (deficit), March 31, 2017	565,870	(220,159)	345,711

Contributions	-	-	-

Distributions	(380,117)	-	(380,117)

Net income (loss)	34,062	344	34,406
Partners’ capital (deficit), March 31, 2018	$219,815	$(219,815)	$-

Series 26	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$1,114,701	$(310,299)	$804,402

Net income (loss)	(125,456)	(1,267)	(126,723)

Partners’ capital (deficit), March 31, 2017	989,245	(311,566)	677,679

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(35,067)	(354)	(35,421)

Partners’ capital (deficit), March 31, 2018	$954,178	$(311,920)	$642,258

(continued)

F-61

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2018 and 2017

Series 27	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$1,097,087	$(197,451)	$899,636

Net income (loss)	2,648,412	26,752	2,675,164

Partners’ capital (deficit), March 31, 2017	3,745,499	(170,699)	3,574,800

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	3,192,882	32,251	3,225,133

Partners’ capital (deficit), March 31, 2018	$6,938,381	$(138,448)	$6,799,933

Series 28	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$1,149,995	$(273,068)	$876,927

Net income (loss)	(63,800)	(644)	(64,444)

Partners’ capital (deficit), March 31, 2017	1,086,195	(273,712)	812,483

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(69,220)	(699)	(69,919)

Partners’ capital (deficit), March 31, 2018	$1,016,975	$(274,411)	$742,564

Series 29	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(2,599,655)	$(368,327)	$(2,967,982)

Net income (loss)	(172,059)	(1,738)	(173,797)

Partners’ capital (deficit), March 31, 2017	(2,771,714)	(370,065)	(3,141,779)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	201,710	2,037	203,747

Partners’ capital (deficit), March 31, 2018	$(2,570,004)	$(368,028)	$(2,938,032)

Series 30	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(1,132,351)	$(240,787)	$(1,373,138)

Net income (loss)	(102,812)	(1,039)	(103,851)

Partners’ capital (deficit), March 31, 2017	(1,235,163)	(241,826)	(1,476,989)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	238,381	2,408	240,789

Partners’ capital (deficit), March 31, 2018	$(996,782)	$(239,418)	$(1,236,200)

(continued)

F-62

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2018 and 2017

Series 31	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$1,673,651	$(366,184)	$1,307,467

Net income (loss)	691,898	6,989	698,887

Partners’ capital (deficit), March 31, 2017	2,365,549	(359,195)	2,006,354

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(75,208)	(760)	(75,968)

Partners’ capital (deficit), March 31, 2018	$2,290,341	$(359,955)	$1,930,386

Series 32	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(1,883,110)	$(429,489)	$(2,312,599)

Net income (loss)	370,284	3,740	374,024

Partners’ capital (deficit), March 31, 2017	(1,512,826)	(425,749)	(1,938,575)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	1,560,346	15,761	1,576,107

Partners’ capital (deficit), March 31, 2018	$47,520	$(409,988)	$(362,468)

Series 33	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(593,876)	$(234,059)	$(827,935)

Net income (loss)	(93,339)	(943)	(94,282)

Partners’ capital (deficit), March 31, 2017	(687,215)	(235,002)	(922,217)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	120,082	1,213	121,295

Partners’ capital (deficit), March 31, 2018	$(567,133)	$(233,789)	$(800,922)

Series 34	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(2,599,579)	$(329,682)	$(2,929,261)

Net income (loss)	551,175	5,567	556,742

Partners’ capital (deficit), March 31, 2017	(2,048,404)	(324,115)	(2,372,519)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(72,282)	(730)	(73,012)

Partners’ capital (deficit), March 31, 2018	$(2,120,686)	$(324,845)	$(2,445,531)

(continued)

F-63

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2018 and 2017

Series 35	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(510,977)	$(290,035)	$(801,012)

Net income (loss)	2,615,379	26,418	2,641,797

Partners’ capital (deficit), March 31, 2017	2,104,402	(263,617)	1,840,785

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	2,561,646	25,875	2,587,521

Partners’ capital (deficit), March 31, 2018	$4,666,048	$(237,742)	$4,428,306

Series 36	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(263,566)	$(183,130)	$(446,696)

Net income (loss)	2,457,683	24,825	2,482,508

Partners’ capital (deficit), March 31, 2017	2,194,117	(158,305)	2,035,812

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(60,154)	(608)	(60,762)

Partners’ capital (deficit), March 31, 2018	$2,133,963	$(158,913)	$1,975,050

Series 37	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(2,060,600)	$(238,556)	$(2,299,156)

Net income (loss)	2,190,912	22,130	2,213,042

Partners’ capital (deficit), March 31, 2017	130,312	(216,426)	(86,114)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	89,943	909	90,852

Partners’ capital (deficit), March 31, 2018	$220,255	$(215,517)	$4,738

Series 38	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(1,456,733)	$(235,204)	$(1,691,937)

Net income (loss)	3,180,150	32,123	3,212,273

Partners’ capital (deficit), March 31, 2017	1,723,417	(203,081)	1,520,336

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(45,961)	(464)	(46,425)

Partners’ capital (deficit), March 31, 2018	$1,677,456	$(203,545)	$1,473,911

(continued)

F-64

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2018 and 2017

Series 39	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(1,255,309)	$(211,107)	$(1,466,416)

Net income (loss)	1,538,986	15,545	1,554,531

Partners’ capital (deficit), March 31, 2017	283,677	(195,562)	88,115

Contributions	-	-	-

Distributions	(40,046)	-	(40,046)

Net income (loss)	(47,588)	(481)	(48,069)

Partners’ capital (deficit), March 31, 2018	$196,043	$(196,043)	$-

Series 40	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(2,108,202)	$(248,511)	$(2,356,713)

Net income (loss)	(78,338)	(791)	(79,129)

Partners’ capital (deficit), March 31, 2017	(2,186,540)	(249,302)	(2,435,842)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	449,472	4,540	454,012

Partners’ capital (deficit), March 31, 2018	$(1,737,068)	$(244,762)	$(1,981,830)

Series 41	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(2,552,052)	$(277,464)	$(2,829,516)

Net income (loss)	(135,847)	(1,372)	(137,219)

Partners’ capital (deficit), March 31, 2017	(2,687,899)	(278,836)	(2,966,735)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	806,138	8,143	814,281

Partners’ capital (deficit), March 31, 2018	$(1,881,761)	$(270,693)	$(2,152,454)

Series 42	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$1,500,294	$(228,217)	$1,272,077

Net income (loss)	(197,197)	(1,992)	(199,189)

Partners’ capital (deficit), March 31, 2017	1,303,097	(230,209)	1,072,888

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	262,523	2,652	265,175

Partners’ capital (deficit), March 31, 2018	$1,565,620	$(227,557)	$1,338,063

(continued)

F-65

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2018 and 2017

Series 43	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$132,554	$(323,430)	$(190,876)

Net income (loss)	(243,571)	(2,460)	(246,031)

Partners’ capital (deficit), March 31, 2017	(111,017)	(325,890)	(436,907)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	346,102	3,496	349,598

Partners’ capital (deficit), March 31, 2018	$235,085	$(322,394)	$(87,309)

Series 44	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(2,026,484)	$(260,316)	$(2,286,800)

Net income (loss)	(229,202)	(2,315)	(231,517)

Partners’ capital (deficit), March 31, 2017	(2,255,686)	(262,631)	(2,518,317)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(225,526)	(2,278)	(227,804)

Partners’ capital (deficit), March 31, 2018	$(2,481,212)	$(264,909)	$(2,746,121)

Series 45	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(1,470,231)	$(372,085)	$(1,842,316)

Net income (loss)	(241,831)	(2,443)	(244,274)

Partners’ capital (deficit), March 31, 2017	(1,712,062)	(374,528)	(2,086,590)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(273,355)	(2,761)	(276,116)

Partners’ capital (deficit), March 31, 2018	$(1,985,417)	$(377,289)	$(2,362,706)

Series 46	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2016	$(1,127,041)	$(276,781)	$(1,403,822)

Net income (loss)	170,050	1,718	171,768

Partners’ capital (deficit), March 31, 2017	(956,991)	(275,063)	(1,232,054)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(168,052)	(1,697)	(169,749)

Partners’ capital (deficit), March 31, 2018	$(1,125,043)	$(276,760)	$(1,401,803)

(see notes to financial statements)

F-66

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

Years ended March 31, 2018 and 2017

	Total
	2018	2017
Cash flows from operating activities
Net income (loss)	$9,787,196	$15,103,290
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(12,575,304)	(18,806,644)
Changes in assets and liabilities
Other assets	20,124	-
Accounts payable and accrued expenses	(42,759)	11,626
Accounts payable - affiliates	(9,071,662)	(9,632,988)

Net cash provided by (used in) operating activities	(11,882,405)	(13,324,716)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(19,011)	-
Proceeds from disposition of operating limited partnerships	12,320,299	18,806,644

Net cash provided by (used in) investing activities	12,301,288	18,806,644

Cash flows from financing activities
Distributions	(420,163)	-

Net cash used in financing activities	(420,163)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,280)	5,481,928

Cash and cash equivalents, beginning	27,209,997	21,728,069

Cash and cash equivalents, ending	$27,208,717	$27,209,997

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$1,070,891	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$127,351	$-

(continued)

F-67

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 20
	2018	2017
Cash flows from operating activities
Net income (loss)	$(6,894)	$65,321
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(42,000)	(138,000)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(22,179)	24,843

Net cash provided by (used in) operating activities	(71,073)	(47,836)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	42,000	138,000

Net cash provided by (used in) investing activities	42,000	138,000

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(29,073)	90,164

Cash and cash equivalents, beginning	271,060	180,896

Cash and cash equivalents, ending	$241,987	$271,060

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-68

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 21
	2018	2017
Cash flows from operating activities
Net income (loss)	$9,244	$(44,938)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(67,000)	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(250,346)	(139,128)

Net cash provided by (used in) operating activities	(308,102)	(184,066)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	67,000	-

Net cash provided by (used in) investing activities	67,000	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(241,102)	(184,066)

Cash and cash equivalents, beginning	241,102	425,168

Cash and cash equivalents, ending	$-	$241,102

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$1,070,891	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-69

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 22
	2018	2017
Cash flows from operating activities
Net income (loss)	$(59,412)	$(72,794)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	29,212	29,208

Net cash provided by (used in) operating activities	(30,200)	(43,586)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(30,200)	(43,586)

Cash and cash equivalents, beginning	252,064	295,650

Cash and cash equivalents, ending	$221,864	$252,064

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-70

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 23
	2018	2017
Cash flows from operating activities
Net income (loss)	$943,256	$402,128
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(989,962)	(488,550)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(1,156,287)	37,362

Net cash provided by (used in) operating activities	(1,202,993)	(49,060)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	989,962	488,550

Net cash provided by (used in) investing activities	989,962	488,550

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(213,031)	439,490

Cash and cash equivalents, beginning	659,167	219,677

Cash and cash equivalents, ending	$446,136	$659,167

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-71

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 24
	2018	2017
Cash flows from operating activities
Net income (loss)	$21,331	$(75,371)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(95,000)	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	5,000	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(68,669)	(75,371)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	95,000	-

Net cash provided by (used in) investing activities	95,000	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	26,331	(75,371)

Cash and cash equivalents, beginning	427,181	502,552

Cash and cash equivalents, ending	$453,512	$427,181

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-72

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 25
	2018	2017
Cash flows from operating activities
Net income (loss)	$34,406	$(51,336)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(97,399)	-
Changes in assets and liabilities
Other assets	1,250	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(61,743)	(51,336)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	97,399	-

Net cash provided by (used in) investing activities	97,399	-

Cash flows from financing activities
Distributions	(380,117)	-

Net cash used in financing activities	(380,117)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(344,461)	(51,336)

Cash and cash equivalents, beginning	344,461	395,797

Cash and cash equivalents, ending	$-	$344,461

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-73

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 26
	2018	2017
Cash flows from operating activities
Net income (loss)	$(35,421)	$(126,723)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(80,000)	(18,500)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(4,960)
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(115,421)	(150,183)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	80,000	18,500

Net cash provided by (used in) investing activities	80,000	18,500

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(35,421)	(131,683)

Cash and cash equivalents, beginning	677,679	809,362

Cash and cash equivalents, ending	$642,258	$677,679

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-74

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 27
	2018	2017
Cash flows from operating activities
Net income (loss)	$3,225,133	$2,675,164
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(3,291,567)	(3,016,000)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(31,673)	31,673
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(98,107)	(309,163)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	3,291,567	3,016,000

Net cash provided by (used in) investing activities	3,291,567	3,016,000

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,193,460	2,706,837

Cash and cash equivalents, beginning	3,606,473	899,636

Cash and cash equivalents, ending	$6,799,933	$3,606,473

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-75

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 28
	2018	2017
Cash flows from operating activities
Net income (loss)	$(69,919)	$(64,444)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(5,000)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(7,500)
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(69,919)	(76,944)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	5,000

Net cash provided by (used in) investing activities	-	5,000

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(69,919)	(71,944)

Cash and cash equivalents, beginning	812,483	884,427

Cash and cash equivalents, ending	$742,564	$812,483

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-76

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 29
	2018	2017
Cash flows from operating activities
Net income (loss)	$203,747	$(173,797)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(303,958)	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	80,369	(99,313)

Net cash provided by (used in) operating activities	(19,842)	(273,110)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	296,608	-

Net cash provided by (used in) investing activities	296,608	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	276,766	(273,110)

Cash and cash equivalents, beginning	345,648	618,758

Cash and cash equivalents, ending	$622,414	$345,648

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-77

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 30
	2018	2017
Cash flows from operating activities
Net income (loss)	$240,789	$(103,851)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(276,484)	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	3,500	-
Accounts payable - affiliates	(21,019)	69,684

Net cash provided by (used in) operating activities	(53,214)	(34,167)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	236,521	-

Net cash provided by (used in) investing activities	236,521	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	183,307	(34,167)

Cash and cash equivalents, beginning	270,126	304,293

Cash and cash equivalents, ending	$453,433	$270,126

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-78

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 31
	2018	2017
Cash flows from operating activities
Net income (loss)	$(75,968)	$698,887
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(45,000)	(877,411)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(3,000)
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(120,968)	(181,524)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	45,000	877,411

Net cash provided by (used in) investing activities	45,000	877,411

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(75,968)	695,887

Cash and cash equivalents, beginning	2,047,648	1,351,761

Cash and cash equivalents, ending	$1,971,680	$2,047,648

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-79

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 32
	2018	2017
Cash flows from operating activities
Net income (loss)	$1,576,107	$374,024
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(1,677,252)	(569,552)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(2,000)	(5,000)
Accounts payable - affiliates	(1,847,595)	(593,524)

Net cash provided by (used in) operating activities	(1,950,740)	(794,052)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	1,677,252	569,552

Net cash provided by (used in) investing activities	1,677,252	569,552

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(273,488)	(224,500)

Cash and cash equivalents, beginning	837,185	1,061,685

Cash and cash equivalents, ending	$563,697	$837,185

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-80

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 33
	2018	2017
Cash flows from operating activities
Net income (loss)	$121,295	$(94,282)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(177,044)	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	62,127	(834,408)

Net cash provided by (used in) operating activities	6,378	(928,690)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	107,890	-

Net cash provided by (used in) investing activities	107,890	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	114,268	(928,690)

Cash and cash equivalents, beginning	337,765	1,266,455

Cash and cash equivalents, ending	$452,033	$337,765

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-81

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 34
	2018	2017
Cash flows from operating activities
Net income (loss)	$(73,012)	$556,742
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(630,691)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(381,229)	(381,837)

Net cash provided by (used in) operating activities	(454,241)	(455,786)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	630,691

Net cash provided by (used in) investing activities	-	630,691

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(454,241)	174,905

Cash and cash equivalents, beginning	849,078	674,173

Cash and cash equivalents, ending	$394,837	$849,078

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-82

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 35
	2018	2017
Cash flows from operating activities
Net income (loss)	$2,587,521	$2,641,797
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(2,653,528)	(2,720,765)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(551,982)	(1,942,253)

Net cash provided by (used in) operating activities	(617,989)	(2,021,221)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	2,653,528	2,720,765

Net cash provided by (used in) investing activities	2,653,528	2,720,765

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,035,539	699,544

Cash and cash equivalents, beginning	2,392,767	1,693,223

Cash and cash equivalents, ending	$4,428,306	$2,392,767

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-83

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 36
	2018	2017
Cash flows from operating activities
Net income (loss)	$(60,762)	$2,482,508
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(2,515,373)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(2,500)
Accounts payable - affiliates	(767,505)	(525,031)

Net cash provided by (used in) operating activities	(828,267)	(560,396)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	2,515,373

Net cash provided by (used in) investing activities	-	2,515,373

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(828,267)	1,954,977

Cash and cash equivalents, beginning	2,934,317	979,340

Cash and cash equivalents, ending	$2,106,050	$2,934,317

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-84

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 37
	2018	2017
Cash flows from operating activities
Net income (loss)	$90,852	$2,213,042
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(140,415)	(2,349,732)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(1,530,566)	(457,692)

Net cash provided by (used in) operating activities	(1,580,129)	(594,382)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	1,977	2,349,732

Net cash provided by (used in) investing activities	1,977	2,349,732

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,578,152)	1,755,350

Cash and cash equivalents, beginning	2,096,039	340,689

Cash and cash equivalents, ending	$517,887	$2,096,039

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-85

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 38
	2018	2017
Cash flows from operating activities
Net income (loss)	$(46,425)	$3,212,273
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(3,273,698)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(6,543)	1,764
Accounts payable - affiliates	(1,497,751)	(504,647)

Net cash provided by (used in) operating activities	(1,550,719)	(564,308)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	3,273,698

Net cash provided by (used in) investing activities	-	3,273,698

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,550,719)	2,709,390

Cash and cash equivalents, beginning	3,042,864	333,474

Cash and cash equivalents, ending	$1,492,145	$3,042,864

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-86

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 39
	2018	2017
Cash flows from operating activities
Net income (loss)	$(48,069)	$1,554,531
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(17,779)	(1,645,989)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(6,543)	1,649
Accounts payable - affiliates	(1,154,240)	(620,973)

Net cash provided by (used in) operating activities	(1,226,631)	(710,782)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	17,779	1,645,989

Net cash provided by (used in) investing activities	17,779	1,645,989

Cash flows from financing activities
Distributions	(40,046)	-

Net cash used in financing activities	(40,046)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,248,898)	935,207

Cash and cash equivalents, beginning	1,248,898	313,691

Cash and cash equivalents, ending	$-	$1,248,898

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-87

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 40
	2018	2017
Cash flows from operating activities
Net income (loss)	$454,012	$(79,129)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(588,952)	(93,700)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(5,000)
Accounts payable - affiliates	(270,989)	(178,258)

Net cash provided by (used in) operating activities	(405,929)	(356,087)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	588,952	93,700

Net cash provided by (used in) investing activities	588,952	93,700

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	183,023	(262,387)

Cash and cash equivalents, beginning	248,318	510,705

Cash and cash equivalents, ending	$431,341	$248,318

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-88

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 41
	2018	2017
Cash flows from operating activities
Net income (loss)	$814,281	$(137,219)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(1,026,859)	(70,500)
Changes in assets and liabilities
Other assets	1,218	-
Accounts payable and accrued expenses	(4,500)	4,500
Accounts payable - affiliates	(392,649)	124,592

Net cash provided by (used in) operating activities	(608,509)	(78,627)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	1,026,759	70,500

Net cash provided by (used in) investing activities	1,026,759	70,500

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	418,250	(8,127)

Cash and cash equivalents, beginning	322,902	331,029

Cash and cash equivalents, ending	$741,152	$322,902

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-89

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 42
	2018	2017
Cash flows from operating activities
Net income (loss)	$265,175	$(199,189)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(427,305)	-
Changes in assets and liabilities
Other assets	(1,183)	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	(2,141,040)

Net cash provided by (used in) operating activities	(163,313)	(2,340,229)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(9,503)	-
Proceeds from disposition of operating limited partnerships	427,305	-

Net cash provided by (used in) investing activities	417,802	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	254,489	(2,340,229)

Cash and cash equivalents, beginning	1,072,528	3,412,757

Cash and cash equivalents, ending	$1,327,017	$1,072,528

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$63,676	$-

(continued)

F-90

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 43
	2018	2017
Cash flows from operating activities
Net income (loss)	$349,598	$(246,031)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(566,806)	-
Changes in assets and liabilities
Other assets	18,839	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	143,797	(2,289,322)

Net cash provided by (used in) operating activities	(54,572)	(2,535,353)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(9,508)	-
Proceeds from disposition of operating limited partnerships	566,806	-

Net cash provided by (used in) investing activities	557,298	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	502,726	(2,535,353)

Cash and cash equivalents, beginning	351,638	2,886,991

Cash and cash equivalents, ending	$854,364	$351,638

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$63,675	$-

(continued)

F-91

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 44
	2018	2017
Cash flows from operating activities
Net income (loss)	$(227,804)	$(231,517)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	245,486	253,338

Net cash provided by (used in) operating activities	17,682	21,821

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	17,682	21,821

Cash and cash equivalents, beginning	66,324	44,503

Cash and cash equivalents, ending	$84,006	$66,324

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-92

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 45
	2018	2017
Cash flows from operating activities
Net income (loss)	$(276,116)	$(244,274)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	226,665	299,327

Net cash provided by (used in) operating activities	(49,451)	55,053

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(49,451)	55,053

Cash and cash equivalents, beginning	803,153	748,100

Cash and cash equivalents, ending	$753,702	$803,153

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-93

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 46
	2018	2017
Cash flows from operating activities
Net income (loss)	$(169,749)	$171,768
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(10,994)	(393,183)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(14,981)	236,084

Net cash provided by (used in) operating activities	(195,724)	14,669

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	10,994	393,183

Net cash provided by (used in) investing activities	10,994	393,183

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(184,730)	407,852

Cash and cash equivalents, beginning	651,129	243,277

Cash and cash equivalents, ending	$466,399	$651,129

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates were reduces as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(see notes to financial statements)

F-94

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2018 and 2017

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

F-95

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2018 and 2017 are as follows:

	Issued		Outstanding
	2018	2017	2018	2017

Series 20	3,866,700	3,866,700	3,829,200	3,833,200
Series 21	1,892,700	1,892,700	1,879,500	1,879,500
Series 22	2,564,400	2,564,400	2,550,645	2,557,045
Series 23	3,336,727	3,336,727	3,303,327	3,314,827
Series 24	2,169,878	2,169,878	2,152,753	2,154,253
Series 25	3,026,109	3,026,109	3,016,809	3,016,809
Series 26	3,995,900	3,995,900	3,965,400	3,977,000
Series 27	2,460,700	2,460,700	2,443,900	2,446,400
Series 28	4,000,738	4,000,738	3,984,138	3,990,738
Series 29	3,991,800	3,991,800	3,955,225	3,965,300
Series 30	2,651,000	2,651,000	2,621,200	2,631,000
Series 31	4,417,857	4,417,857	4,382,757	4,395,557
Series 32	4,754,198	4,754,198	4,736,198	4,740,198
Series 33	2,636,533	2,636,533	2,626,533	2,626,533
Series 34	3,529,319	3,529,319	3,509,919	3,517,419
Series 35	3,300,463	3,300,463	3,279,913	3,288,363
Series 36	2,106,838	2,106,838	2,092,704	2,095,704
Series 37	2,512,500	2,512,500	2,489,100	2,495,600
Series 38	2,543,100	2,543,100	2,538,700	2,540,100
Series 39	2,292,151	2,292,151	2,288,351	2,288,351
Series 40	2,630,256	2,630,256	2,621,756	2,622,756
Series 41	2,891,626	2,891,626	2,874,926	2,884,126
Series 42	2,744,262	2,744,262	2,732,262	2,736,262
Series 43	3,637,987	3,637,987	3,629,487	3,632,487
Series 44	2,701,973	2,701,973	2,693,973	2,699,473
Series 45	4,014,367	4,014,367	4,008,167	4,009,667
Series 46	2,980,998	2,980,998	2,968,635	2,971,998

	83,651,080	83,651,080	83,175,478	83,310,666

F-96

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

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

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the Fund recorded a valuation allowance of $401,577 and $401,660 as of March 31, 2018 and 2017, respectively.

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Fund also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. No impairment losses have been recognized for the years ended March 31, 2018 and 2017.

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure. Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2014 remain open.

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

March 31, 2018 and 2017

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Loss Per Beneficial Assignee Certificate Unit

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2018 and 2017 are as follows:

	2018	2017

Series 20	3,832,200	3,840,925
Series 21	1,879,500	1,880,625
Series 22	2,555,445	2,559,111
Series 23	3,311,952	3,321,202
Series 24	2,153,878	2,157,722
Series 25	3,016,809	3,019,434
Series 26	3,974,100	3,981,950
Series 27	2,445,775	2,451,725
Series 28	3,989,088	3,993,363
Series 29	3,962,781	3,976,625
Series 30	2,628,550	2,634,750
Series 31	4,392,357	4,396,307
Series 32	4,739,198	4,740,573
Series 33	2,626,533	2,627,658
Series 34	3,515,544	3,521,619
Series 35	3,286,251	3,292,413
Series 36	2,094,954	2,097,579
Series 37	2,493,975	2,504,525
Series 38	2,539,750	2,540,100
Series 39	2,288,351	2,289,701
Series 40	2,622,506	2,623,506
Series 41	2,881,826	2,889,751
Series 42	2,735,262	2,736,262
Series 43	3,631,737	3,636,612
Series 44	2,698,098	2,699,848
Series 45	4,009,292	4,013,192
Series 46	2,971,157	2,971,998

	83,276,869	83,399,076

F-101

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

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

F-102

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2018 and 2017, the Fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Services, Inc. (BCS), Boston Capital Holdings Limited Partnership (BCHLP) and Boston Capital Asset Management Limited Partnership (BCAM), as follows:

The Fund incurred a fund management fee to Boston Capital Asset Management Limited Partnership in an amount equal to .5 percent of the aggregate cost of the apartment complexes owned by the Operating Partnerships, less the amount of various asset management and reporting fees paid by the Operating Partnerships. The fund management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2018 and 2017, are as follows:

		2018
	Gross Fund Management Fee	Asset Management and Reporting Fee	Fund Management Fee net of Asset Management and Reporting Fee

Series 20	$19,821	$2,617	$17,204
Series 21	7,654	2,051	5,603
Series 22	29,212	1,100	28,112
Series 23	22,224	1,750	20,474
Series 24	50,352	4,669	45,683
Series 25	11,374	1,692	9,682
Series 26	76,308	3,841	72,467
Series 27	41,073	10,760	30,313
Series 28	35,376	2,000	33,376
Series 29	80,369	19,387	60,982
Series 30	54,481	50,954	3,527
Series 31	81,582	1,500	80,082
Series 32	99,208	19,500	79,708
Series 33	63,077	32,340	30,737
Series 34	49,462	6,200	43,262
Series 35	56,268	8,859	47,409
Series 36	30,504	1,910	28,594
Series 37	46,143	8,018	38,125
Series 38	72,936	10,700	62,236
Series 39	5,130	-	5,130
Series 40	111,663	11,475	100,188
Series 41	197,680	13,663	184,017
Series 42	158,605	23,102	135,503
Series 43	219,297	24,795	194,502
Series 44	231,301	28,120	203,181
Series 45	281,324	28,996	252,328
Series 46	209,196	26,666	182,530

	$2,341,620	$346,665	$1,994,955

F-103

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

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

All fund management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2018 and 2017, total fund management fees accrued were $29,275,035 and $39,156,659, respectively.

F-104

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fund management fees paid for the years ended March 31, 2018 and 2017, are as follows:

	2018	2017

Series 20	$42,000	$-
Series 21	258,000	150,000
Series 22	-	-
Series 23	1,178,511	-
Series 24	50,352	50,352
Series 25	11,374	23,736
Series 26	76,308	93,076
Series 27	41,073	116,442
Series 28	35,376	44,679
Series 29	-	181,500
Series 30	75,500	-
Series 31	81,582	134,262
Series 32	1,946,803	756,790
Series 33	950	900,000
Series 34	430,691	319,000
Series 35	608,250	2,035,603
Series 36	798,009	571,611
Series 37	1,576,709	575,000
Series 38	1,570,687	635,421
Series 39	938,915	677,774
Series 40	382,652	315,722
Series 41	590,329	100,000
Series 42	158,605	2,312,520
Series 43	75,500	2,520,094
Series 44	-	-
Series 45	-	-
Series 46	224,177	-

	$11,152,353	$12,513,582

F-105

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

An affiliate of the general partner of the Fund has advanced funds to pay some operating expenses of the fund, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable to affiliates. The total advances as of March 31, 2018 and 2017, are as follows:

	2018	2017

Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	-	-
Series 33	-	-
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	-	220,455
Series 40	-	-
Series 41	-	-
Series 42	-	-
Series 43	-	-
Series 44	220,238	206,053
Series 45	-	54,659
Series 46	-	-

	$220,238	$481,167

During the year ended March 31, 2018, $14,185 for Series 44 was advanced to the Fund by an affiliate of the general partner. In addition $220,455 for Series 39 and $54,659 for Series 45 was paid by the Fund to an affiliate of the general partner. During the year ended March 31, 2017, $14,262 and $16,568 for Series 44 and Series 45, respectively, was advanced to the Fund by an affiliate of the general partner. In addition $133,578 for Series 34 was paid by the Fund to an affiliate of the general partner. All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Fund's interests in Operating Partnerships.

F-106

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

During the years ended March 31, 2018 and 2017, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2018	2017

Series 20	$15,347	$16,622
Series 21	39,308	13,370
Series 22	13,968	14,832
Series 23	14,966	16,444
Series 24	14,181	14,350
Series 25	44,888	15,309
Series 26	16,807	18,547
Series 27	13,862	40,226
Series 28	15,689	16,420
Series 29	16,149	17,578
Series 30	14,096	14,993
Series 31	16,187	18,151
Series 32	16,115	17,965
Series 33	13,619	14,218
Series 34	14,572	15,394
Series 35	14,339	15,420
Series 36	13,109	13,183
Series 37	12,950	13,591
Series 38	13,673	14,212
Series 39	41,394	13,065
Series 40	14,322	15,081
Series 41	15,980	16,909
Series 42	15,406	16,382
Series 43	16,806	18,397
Series 44	14,185	14,621
Series 45	19,556	20,809
Series 46	15,665	16,678

	$487,139	$452,767

Accounts payable - affiliates at March 31, 2018 and 2017 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

F-107

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2018 and 2017, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes. The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2018 and 2017 by series are as follows:

	2018	2017

Series 20	2	3
Series 21	-	2
Series 22	3	3
Series 23	3	4
Series 24	5	6
Series 25	-	4
Series 26	9	13
Series 27	3	5
Series 28	5	5
Series 29	7	8
Series 30	5	8
Series 31	8	10
Series 32	6	7
Series 33	3	5
Series 34	4	4
Series 35	2	3
Series 36	3	3
Series 37	1	2
Series 38	4	4
Series 39	-	1
Series 40	9	10
Series 41	12	17
Series 42	11	15
Series 43	17	19
Series 44	7	7
Series 45	26	27
Series 46	14	14

	169	209

F-108

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2018 the Fund disposed of forty Operating Partnerships. Gain on disposition is included in share of income (losses) from operating limited partnerships. A summary of the dispositions by Series for March 31, 2018 is as follows.

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition *	Gain on Disposition

Series 20	-	1	$42,000	$42,000
Series 21	-	2	67,000	67,000
Series 23	1	-	989,962	989,962
Series 24	1	-	95,000	95,000
Series 25	-	4	97,399	97,399
Series 26	-	4	80,000	80,000
Series 27	1	1	3,291,567	3,291,567
Series 29	1	-	296,608	303,958
Series 30	1	2	236,521	276,484
Series 31	-	2	45,000	45,000
Series 32	1	-	1,677,252	1,677,252
Series 33	1	1	107,890	177,044
Series 35	-	1	2,653,528	2,653,528
Series 37	-	1	1,977	140,415
Series 39	-	1	17,779	17,779
Series 40	-	1	588,952	588,952
Series 41	1	4	1,026,759	1,026,859
Series 42	1	3	427,305	427,305
Series 43	-	2	566,806	566,806
Series 45	1	-	-	-
Series 46	-	-	10,994	10,994

Total	10	30	$12,320,299	$12,575,304

* Partnership proceeds from disposition does not include $7,350, $39,963, $69,154, $138,438 and $100 which was due to a writeoff of capital contribution payable as of March 31, 2018, for Series 29, Series 30, Series 33, Series 37 and Series 41, respectively.

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

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the Fund’s investment in each operating limited partnership, the Fund is required to make capital contributions to the operating limited partnerships. These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations. At March 31, 2018 and 2017, contributions are payable to operating limited partnerships as follows:

	2018	2017

Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	885	8,235
Series 30	65,176	105,139
Series 31	66,294	66,294
Series 32	1,229	1,229
Series 33	-	69,154
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	-	138,438
Series 38	-	-
Series 39	-	-
Series 40	102	102
Series 41	-	100
Series 42	254	73,433
Series 43	26,082	99,265
Series 44	-	-
Series 45	16,724	16,724
Series 46	-	-

	$176,746	$578,113

F-110

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2018 are summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$184,987,233	$801,709	$-

Acquisition costs of operating limited partnerships	6,519,915	113,727	-

Cumulative distributions from operating limited partnerships	(1,524,276)	-	-

Cumulative impairment loss in investments in operating limited partnerships	(101,705,964)	(337,192)	-

Cumulative losses from operating limited partnerships	(88,276,908)	(578,244)	-

Investments in operating limited partnerships per balance sheet	-	-	-

F-111

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2018 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2017 (see note A).	(752,340)	-	-

The Fund has recorded acquisition costs at March 31, 2018 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(1,014,542)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	110,689	144	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(54,135,331)	(346,427)	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	298,325	-	-

Cumulative impairment loss in investments in operating limited partnerships	101,705,964	337,192	-

Other	(1,537,638)	(3,038)	-

Equity per operating limited partnerships’ combined financial statements	$44,675,127	$(12,129)	$-

F-112

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2018 are summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$755,045	$652,559	$2,609,877

Acquisition costs of operating limited partnerships	78,016	101,606	270,834

Cumulative distributions from operating limited partnerships	-	-	(21,752)

Cumulative impairment loss in investments in operating limited partnerships	(325,787)	(554,366)	(1,018,072)

Cumulative losses from operating limited partnerships	(507,274)	(199,799)	(1,840,887)

Investments in operating limited partnerships per balance sheet	-	-	-

F-113

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 22	Series 23	Series 24

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2018 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2017 (see note A).	-	-	(30,158)

The Fund has recorded acquisition costs at March 31, 2018 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(39,009)	(62,597)	(91,548)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	7,927	(5,691)	5,141

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(917,196)	(278,856)	(2,244,208)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	34,901	6,688

Cumulative impairment loss in investments in operating limited partnerships	325,787	554,366	1,018,072

Other	1,126	(4,235)	125,715

Equity per operating limited partnerships’ combined financial statements	$(621,365)	$237,888	$(1,210,298)

F-114

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2018 are summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$-	$3,935,123	$3,133,255

Acquisition costs of operating limited partnerships	-	594,449	387,469

Cumulative distributions from operating limited partnerships	-	(11,745)	-

Cumulative impairment loss in investments in operating limited partnerships	-	(902,540)	(2,626,423)

Cumulative losses from operating limited partnerships	-	(3,615,287)	(894,301)

Investments in operating limited partnerships per balance sheet	-	-	-

F-115

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 25	Series 26	Series 27

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2018 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2017 (see note A).	-	(51,000)	-

The Fund has recorded acquisition costs at March 31, 2018 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	(38,119)	(222,527)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	28,901	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(3,965,540)	(925,221)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	171,816	-

Cumulative impairment loss in investments in operating limited partnerships	-	902,540	2,626,423

Other	-	(88,729)	(105,509)

Equity per operating limited partnerships’ combined financial statements	$-	$(3,040,131)	$1,373,166

F-116

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2018 are summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$2,736,848	$6,015,021	$3,419,639

Acquisition costs of operating limited partnerships	388,894	869,863	370,248

Cumulative distributions from operating limited partnerships	(5,079)	(14,324)	(22,837)

Cumulative impairment loss in investments in operating limited partnerships	(973,150)	(2,645,150)	(1,571,164)

Cumulative losses from operating limited partnerships	(2,147,513)	(4,225,410)	(2,195,886)

Investments in operating limited partnerships per balance sheet	-	-	-

F-117

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2018 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2017 (see note A).	(12,030)	-	(71,585)

The Fund has recorded acquisition costs at March 31, 2018 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(62,189)	(132,403)	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	33,990	39,537	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,012,890)	(2,943,963)	(1,447,713)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	(316)	1,092

Cumulative impairment loss in investments in operating limited partnerships	973,150	2,645,150	1,571,164

Other	(47,411)	(33,985)	(12,117)

Equity per operating limited partnerships’ combined financial statements	$(1,127,380)	$(425,980)	$40,841

F-118

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2018 are summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$5,325,826	$12,481,943	$6,465,137

Acquisition costs of operating limited partnerships	744,060	1,405,649	783,763

Cumulative distributions from operating limited partnerships	(29,962)	(44,114)	(3,170)

Cumulative impairment loss in investments in operating limited partnerships	(3,106,050)	(8,016,312)	(5,228,587)

Cumulative losses from operating limited partnerships	(2,933,874)	(5,827,166)	(2,017,143)

Investments in operating limited partnerships per balance sheet	-	-	-

F-119

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 31	Series 32	Series 33

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2018 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2017 (see note A).	(47,462)	(160,172)	(81,443)

The Fund has recorded acquisition costs at March 31, 2018 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(77,600)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	740	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,336,809)	(3,691,664)	(1,423,036)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	29,991	-

Cumulative impairment loss in investments in operating limited partnerships	3,106,050	8,016,312	5,228,587

Other	(44,918)	225,300	(18,341)

Equity per operating limited partnerships’ combined financial statements	$(399,999)	$4,419,767	$3,705,767

F-120

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2018 are summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$6,257,458	$2,705,747	$4,276,900

Acquisition costs of operating limited partnerships	411,337	-	-

Cumulative distributions from operating limited partnerships	(20,308)	-	(27,291)

Cumulative impairment loss in investments in operating limited partnerships	(3,951,725)	(754,520)	(2,406,542)

Cumulative losses from operating limited partnerships	(2,696,762)	(1,951,227)	(1,843,067)

Investments in operating limited partnerships per balance sheet	-	-	-

F-121

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2018 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2017 (see note A).	-	-	-

The Fund has recorded acquisition costs at March 31, 2018 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(288,550)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,445,856)	(2,119,964)	(1,076,427)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	3,300	-

Cumulative impairment loss in investments in operating limited partnerships	3,951,725	754,520	2,406,542

Other	(143,671)	5	(37,008)

Equity per operating limited partnerships’ combined financial statements	$2,073,648	$(1,362,139)	$1,293,107

F-122

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2018 are summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$6,003,938	$9,815,140	$-

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(65,908)	(359,635)	-

Cumulative impairment loss in investments in operating limited partnerships	(3,023,930)	(7,249,126)	-

Cumulative losses from operating limited partnerships	(2,914,100)	(2,206,379)	-

Investments in operating limited partnerships per balance sheet	-	-	-

F-123

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2018 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2017 (see note A).	-	-	-

The Fund has recorded acquisition costs at March 31, 2018 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,295,610)	(890,820)	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	-

Cumulative impairment loss in investments in operating limited partnerships	3,023,930	7,249,126	-

Other	(65,834)	(269,977)	-

Equity per operating limited partnerships’ combined financial statements	$1,662,486	$6,088,329	$-

F-124

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2018 are summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$10,870,415	$9,423,231	$9,955,057

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(22,466)	(28,546)	(13,231)

Cumulative impairment loss in investments in operating limited partnerships	(5,308,127)	(3,548,252)	(4,092,870)

Cumulative losses from operating limited partnerships	(5,539,822)	(5,846,433)	(5,848,956)

Investments in operating limited partnerships per balance sheet	-	-	-

F-125

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2018 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2017 (see note A).	(16,841)	(33,807)	(76,678)

The Fund has recorded acquisition costs at March 31, 2018 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,760,624)	(3,298,857)	(3,931,656)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	22,950	-	-

Cumulative impairment loss in investments in operating limited partnerships	5,308,127	3,548,252	4,092,870

Other	(74,329)	(386,974)	(45,152)

Equity per operating limited partnerships’ combined financial statements	$2,479,283	$(171,386)	$39,384

F-126

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2018 are summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$18,263,440	$13,739,925	$25,399,407

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(264,057)	(49,115)	(320,357)

Cumulative impairment loss in investments in operating limited partnerships	(8,893,106)	(5,557,696)	(16,583,879)

Cumulative losses from operating limited partnerships	(9,106,277)	(8,133,114)	(8,495,171)

Investments in operating limited partnerships per balance sheet	-	-	-

F-127

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2018 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2017 (see note A).	(34,350)	-	(129,725)

The Fund has recorded acquisition costs at March 31, 2018 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,470,306)	(4,653,305)	(3,073,662)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	23,309

Cumulative impairment loss in investments in operating limited partnerships	8,893,106	5,557,696	16,583,879

Other	(91,726)	(119,646)	(219,562)

Equity per operating limited partnerships’ combined financial statements	$4,296,724	$784,745	$13,184,239

F-128

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2018 are summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$19,944,593

Acquisition costs of operating limited partnerships	-

Cumulative distributions from operating limited partnerships	(200,379)

Cumulative impairment loss in investments in operating limited partnerships	(13,031,398)

Cumulative losses from operating limited partnerships	(6,712,816)

Investments in operating limited partnerships per balance sheet	-

F-129

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2018 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2017 (see note A).	(7,089)

The Fund has recorded acquisition costs at March 31, 2018 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,584,721)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	4,594

Cumulative impairment loss in investments in operating limited partnerships	13,031,398

Other	(77,622)

Equity per operating limited partnerships’ combined financial statements	$11,366,560

F-130

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$249,209,773	$1,460,271	$-
Land	27,147,517	121,238	-
Other assets	39,106,718	541,654	-

	$315,464,008	$2,123,163	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$234,642,083	$1,827,138	$-
Accounts payable and accrued expenses	12,444,674	82,131	-
Other liabilities	29,381,746	44,740	-

	276,468,503	1,954,009	-
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	44,675,127	(12,129)	-
Other partners	(5,679,622)	181,283	-

	38,995,505	169,154	-

	$315,464,008	$2,123,163	$-

F-151

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,793,608	$2,046,782	$2,369,663
Land	426,603	389,075	527,938
Other assets	1,033,547	991,609	447,400

	$3,253,758	$3,427,466	$3,345,001

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$3,791,955	$3,088,788	$4,032,540
Accounts payable and accrued expenses	112,473	99,536	132,642
Other liabilities	51,431	38,141	408,586

	3,955,859	3,226,465	4,573,768
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	(621,365)	237,888	(1,210,298)
Other partners	(80,736)	(36,887)	(18,469)

	(702,101)	201,001	(1,228,767)

	$3,253,758	$3,427,466	$3,345,001

F-152

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$4,879,803	$4,254,056
Land	-	462,610	410,981
Other assets	-	772,068	400,890

	$-	$6,114,481	$5,065,927

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$6,904,332	$2,409,239
Accounts payable and accrued expenses	-	1,486,077	235,966
Other liabilities	-	1,095,335	460,815

	-	9,485,744	3,106,020
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	-	(3,040,131)	1,373,166
Other partners	-	(331,132)	586,741

	-	(3,371,263)	1,959,907

	$-	$6,114,481	$5,065,927

F-153

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$3,755,398	$6,106,858	$4,315,605
Land	251,300	414,245	305,500
Other assets	482,629	1,056,737	671,879

	$4,489,327	$7,577,840	$5,292,984

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$4,478,673	$5,671,239	$4,454,001
Accounts payable and accrued expenses	169,655	874,253	236,951
Other liabilities	1,115,613	1,747,302	413,484

	5,763,941	8,292,794	5,104,436
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	(1,127,380)	(425,980)	40,841
Other partners	(147,234)	(288,974)	147,707

	(1,274,614)	(714,954)	188,548

	$4,489,327	$7,577,840	$5,292,984

F-154

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$6,411,391	$12,082,984	$9,945,410
Land	679,013	1,039,323	1,048,536
Other assets	1,227,670	1,704,002	819,007

	$8,318,074	$14,826,309	$11,812,953

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$8,155,638	$6,305,907	$5,038,209
Accounts payable and accrued expenses	562,436	1,134,284	94,290
Other liabilities	347,897	900,912	202,248

	9,065,971	8,341,103	5,334,747
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	(399,999)	4,419,767	3,705,767
Other partners	(347,898)	2,065,439	2,772,439

	(747,897)	6,485,206	6,478,206

	$8,318,074	$14,826,309	$11,812,953

F-155

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$4,664,921	$3,402,696	$5,018,234
Land	230,576	424,178	655,300
Other assets	1,160,601	774,344	692,934

	$6,056,098	$4,601,218	$6,366,468

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$3,222,586	$3,914,272	$3,390,303
Accounts payable and accrued expenses	236,580	105,814	642,979
Other liabilities	777,336	2,530,084	319,267

	4,236,502	6,550,170	4,352,549
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	2,073,648	(1,362,139)	1,293,107
Other partners	(254,052)	(586,813)	720,812

	1,819,596	(1,948,952)	2,013,919

	$6,056,098	$4,601,218	$6,366,468

F-156

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$2,938,976	$7,232,837	$-
Land	300,500	670,346	-
Other assets	363,761	1,069,314	-

	$3,603,237	$8,972,497	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$2,226,066	$4,372,730	$-
Accounts payable and accrued expenses	113,657	110,235	-
Other liabilities	75,800	570,658	-

	2,415,523	5,053,623	-
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	1,662,486	6,088,329	-
Other partners	(474,772)	(2,169,455)	-

	1,187,714	3,918,874	-

	$3,603,237	$8,972,497	$-

F-157

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$11,886,926	$15,806,500	$18,204,788
Land	533,804	2,809,784	4,017,885
Other assets	1,262,627	3,213,204	3,343,171

	$13,683,357	$21,829,488	$25,565,844

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$8,860,117	$20,947,647	$22,140,649
Accounts payable and accrued expenses	950,497	949,825	2,232,722
Other liabilities	1,304,968	1,063,816	1,866,089

	11,115,582	22,961,288	26,239,460
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	2,479,283	(171,386)	39,384
Other partners	88,492	(960,414)	(713,000)

	2,567,775	(1,131,800)	(673,616)

	$13,683,357	$21,829,488	$25,565,844

F-158

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$24,334,517	$30,064,552	$36,333,189
Land	2,922,696	3,008,317	3,549,710
Other assets	3,682,350	3,564,066	6,347,963

	$30,939,563	$36,636,935	$46,230,862

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$25,879,896	$36,344,684	$28,098,216
Accounts payable and accrued expenses	469,666	307,798	766,948
Other liabilities	3,952,081	4,931,290	2,521,398

	30,301,643	41,583,772	31,386,562
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	4,296,724	784,745	13,184,239
Other partners	(3,658,804)	(5,731,582)	1,660,061

	637,920	(4,946,837)	14,844,300

	$30,939,563	$36,636,935	$46,230,862

F-159

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$29,899,808
Land	1,948,059
Other assets	3,483,291

$35,331,158

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$19,087,258
Accounts payable and accrued expenses	337,259
Other liabilities	2,642,455

22,066,972
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	11,366,560
Other partners	1,897,626

13,264,186

$35,331,158

F-160

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2017 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$59,398,750	$701,243	$-
Interest and other	2,081,320	34,131	-

	61,480,070	735,374	-
Expenses
Interest	9,976,398	40,916	-
Depreciation and amortization	15,520,004	190,051	-
Taxes and insurance	7,048,627	84,929	-
Repairs and maintenance	13,245,533	223,413	-
Operating expenses	20,924,826	280,254	-
Impairment loss	-	-	-
Other expenses	1,657,987	15,151	-

	68,373,375	834,714	-

NET INCOME (LOSS)	$(6,893,305)	$(99,340)	$-

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(6,894,299)	$(41,124)	$-

Net income (loss) allocated to other partners	$994	$(58,216)	$-

*	Amounts include $41,124, $61,031, $36,752, $164,872, $366,786, $122,997, $195,312, $282,525, $144,991, $508,072, $529,903, $166,677, $131,700, $28,464, $105,544, $71,171, $60,830, $529,771, $453,901, $579,351, $638,082, $407,845, $897,088 and $369,510 for Series 20, 22, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-171

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2017 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$777,464	$676,191	$1,046,817
Interest and other	25,569	29,562	33,804

	803,033	705,753	1,080,621
Expenses
Interest	67,480	53,752	114,978
Depreciation and amortization	166,676	147,788	327,920
Taxes and insurance	109,531	114,432	105,929
Repairs and maintenance	246,890	195,543	312,137
Operating expenses	284,562	241,378	425,363
Impairment loss	-	-	-
Other expenses	26,664	23,314	11,000

	901,803	776,207	1,297,327

NET INCOME (LOSS)	$(98,770)	$(70,454)	$(216,706)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(61,031)	$(36,752)	$(164,872)

Net income (loss) allocated to other partners	$(37,739)	$(33,702)	$(51,834)

*	Amounts include $41,124, $61,031, $36,752, $164,872, $366,786, $122,997, $195,312, $282,525, $144,991, $508,072, $529,903, $166,677, $131,700, $28,464, $105,544, $71,171, $60,830, $529,771, $453,901, $579,351, $638,082, $407,845, $897,088 and $369,510 for Series 20, 22, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-172

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2017 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$-	$1,404,161	$1,102,641
Interest and other	-	19,444	33,171

	-	1,423,605	1,135,812
Expenses
Interest	-	253,767	70,722
Depreciation and amortization	-	358,807	255,283
Taxes and insurance	-	199,939	155,332
Repairs and maintenance	-	352,166	264,890
Operating expenses	-	612,472	409,198
Impairment loss	-	-	-
Other expenses	-	15,500	3,738

	-	1,792,651	1,159,163

NET INCOME (LOSS)	$-	$(369,046)	$(23,351)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$-	$(366,786)	$(122,997)

Net income (loss) allocated to other partners	$-	$(2,260)	$99,646

*	Amounts include $41,124, $61,031, $36,752, $164,872, $366,786, $122,997, $195,312, $282,525, $144,991, $508,072, $529,903, $166,677, $131,700, $28,464, $105,544, $71,171, $60,830, $529,771, $453,901, $579,351, $638,082, $407,845, $897,088 and $369,510 for Series 20, 22, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-173

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2017 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$975,117	$1,634,250	$939,076
Interest and other	47,573	51,201	23,518

	1,022,690	1,685,451	962,594
Expenses
Interest	159,861	373,340	84,542
Depreciation and amortization	228,061	354,571	242,960
Taxes and insurance	128,754	222,567	121,506
Repairs and maintenance	210,652	369,821	208,871
Operating expenses	447,746	607,139	418,238
Impairment loss	-	-	-
Other expenses	-	22,800	35,405

	1,175,074	1,950,238	1,111,522

NET INCOME (LOSS)	$(152,384)	$(264,787)	$(148,928)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(195,312)	$(282,525)	$(144,991)

Net income (loss) allocated to other partners	$42,928	$17,738	$(3,937)

*	Amounts include $41,124, $61,031, $36,752, $164,872, $366,786, $122,997, $195,312, $282,525, $144,991, $508,072, $529,903, $166,677, $131,700, $28,464, $105,544, $71,171, $60,830, $529,771, $453,901, $579,351, $638,082, $407,845, $897,088 and $369,510 for Series 20, 22, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-174

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2017 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$1,348,492	$2,428,492	$2,100,839
Interest and other	43,915	52,192	69,087

	1,392,407	2,480,684	2,169,926
Expenses
Interest	105,031	417,115	332,490
Depreciation and amortization	484,843	718,635	464,936
Taxes and insurance	235,144	307,332	245,656
Repairs and maintenance	271,520	585,210	471,398
Operating expenses	801,235	818,716	731,323
Impairment loss	-	-	-
Other expenses	6,100	280,402	109,922

	1,903,873	3,127,410	2,355,725

NET INCOME (LOSS)	$(511,466)	$(646,726)	$(185,799)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(508,072)	$(529,903)	$(166,677)

Net income (loss) allocated to other partners	$(3,394)	$(116,823)	$(19,122)

*	Amounts include $41,124, $61,031, $36,752, $164,872, $366,786, $122,997, $195,312, $282,525, $144,991, $508,072, $529,903, $166,677, $131,700, $28,464, $105,544, $71,171, $60,830, $529,771, $453,901, $579,351, $638,082, $407,845, $897,088 and $369,510 for Series 20, 22, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-175

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2017 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$990,022	$1,109,868	$1,404,270
Interest and other	50,401	56,608	96,136

	1,040,423	1,166,476	1,500,406
Expenses
Interest	115,831	166,488	245,431
Depreciation and amortization	274,190	322,312	400,320
Taxes and insurance	142,435	125,565	207,765
Repairs and maintenance	271,381	146,852	240,660
Operating expenses	328,145	315,137	536,516
Impairment loss	-	-	-
Other expenses	-	20,000	33,240

	1,131,982	1,096,354	1,663,932

NET INCOME (LOSS)	$(91,559)	$70,122	$(163,526)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(131,700)	$(28,464)	$(105,544)

Net income (loss) allocated to other partners	$40,141	$98,586	$(57,982)

*	Amounts include $41,124, $61,031, $36,752, $164,872, $366,786, $122,997, $195,312, $282,525, $144,991, $508,072, $529,903, $166,677, $131,700, $28,464, $105,544, $71,171, $60,830, $529,771, $453,901, $579,351, $638,082, $407,845, $897,088 and $369,510 for Series 20, 22, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-176

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2017 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$926,321	$1,815,067	$-
Interest and other	94,968	32,993	-

	1,021,289	1,848,060	-
Expenses
Interest	154,787	237,109	-
Depreciation and amortization	288,474	351,840	-
Taxes and insurance	123,765	208,711	-
Repairs and maintenance	126,872	340,146	-
Operating expenses	394,926	663,366	-
Impairment loss	-	-	-
Other expenses	21,240	18,000	-

	1,110,064	1,819,172	-

NET INCOME (LOSS)	$(88,775)	$28,888	$-

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(71,171)	$(60,830)	$-

Net income (loss) allocated to other partners	$(17,604)	$89,718	$-

*	Amounts include $41,124, $61,031, $36,752, $164,872, $366,786, $122,997, $195,312, $282,525, $144,991, $508,072, $529,903, $166,677, $131,700, $28,464, $105,544, $71,171, $60,830, $529,771, $453,901, $579,351, $638,082, $407,845, $897,088 and $369,510 for Series 20, 22, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-177

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2017 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$2,283,836	$4,412,627	$5,090,021
Interest and other	62,781	84,421	137,483

	2,346,617	4,497,048	5,227,504
Expenses
Interest	409,713	839,230	1,054,603
Depreciation and amortization	658,520	959,310	1,250,104
Taxes and insurance	265,802	594,085	660,648
Repairs and maintenance	648,664	908,083	1,189,295
Operating expenses	907,664	1,295,534	1,375,366
Impairment loss	-	-	-
Other expenses	40,662	285,669	293,209

	2,931,025	4,881,911	5,823,225

NET INCOME (LOSS)	$(584,408)	$(384,863)	$(595,721)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(529,771)	$(453,901)	$(579,351)

Net income (loss) allocated to other partners	$(54,637)	$69,038	$(16,370)

*	Amounts include $41,124, $61,031, $36,752, $164,872, $366,786, $122,997, $195,312, $282,525, $144,991, $508,072, $529,903, $166,677, $131,700, $28,464, $105,544, $71,171, $60,830, $529,771, $453,901, $579,351, $638,082, $407,845, $897,088 and $369,510 for Series 20, 22, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-178

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2017 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$5,672,841	$7,803,146	$7,720,272
Interest and other	322,373	299,178	181,028

	5,995,214	8,102,324	7,901,300
Expenses
Interest	859,783	1,856,141	969,028
Depreciation and amortization	1,864,267	1,852,534	2,091,134
Taxes and insurance	680,940	516,078	759,561
Repairs and maintenance	1,397,953	1,519,781	1,901,521
Operating expenses	2,113,375	2,512,418	2,804,275
Impairment loss	-	-	-
Other expenses	45,619	68,979	237,099

	6,961,937	8,325,931	8,762,618

NET INCOME (LOSS)	$(966,723)	$(223,607)	$(861,318)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(638,082)	$(407,845)	$(897,088)

Net income (loss) allocated to other partners	$(328,641)	$184,238	$35,770

*	Amounts include $41,124, $61,031, $36,752, $164,872, $366,786, $122,997, $195,312, $282,525, $144,991, $508,072, $529,903, $166,677, $131,700, $28,464, $105,544, $71,171, $60,830, $529,771, $453,901, $579,351, $638,082, $407,845, $897,088 and $369,510 for Series 20, 22, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-179

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2018 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$5,035,676
Interest and other	199,783

5,235,459
Expenses
Interest	994,260
Depreciation and amortization	1,266,468
Taxes and insurance	732,221
Repairs and maintenance	841,814
Operating expenses	1,600,480
Impairment loss	-
Other expenses	44,274

5,479,517

NET INCOME (LOSS)	$(244,058)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P. *	$(369,510)

Net income (loss) allocated to other partners	$125,452

*	Amounts include $41,124, $61,031, $36,752, $164,872, $366,786, $122,997, $195,312, $282,525, $144,991, $508,072, $529,903, $166,677, $131,700, $28,464, $105,544, $71,171, $60,830, $529,771, $453,901, $579,351, $638,082, $407,845, $897,088 and $369,510 for Series 20, 22, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 40, 41, 42, 43, 44, 45 and 46, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-180

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

F-190

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE D - NOTES RECEIVABLE

Notes receivable at March 31, 2018 and 2017 consist of advance installments of $0 and $22,790, respectively, of capital contributions to operating limited partnerships. The notes are comprised of interest bearing notes at prime + 1.75%. Prime was 3.25% as of March 31, 2018 and 2017. These notes are secured by future installments of capital contributions or paid upon demand. The notes at March 31, 2018 and 2017 by series are as follows:

	2018	2017

Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	-	-
Series 33	-	-
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	-	-
Series 40	-	-
Series 41	-	-
Series 42	-	22,790
Series 43	-	-
Series 44	-	-
Series 45	-	-
Series 46	-	-

	$-	$22,790

F-191

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2018 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$9,787,196	$(6,894)	$9,244

Operating limited partnership rents received in advance	13,134	50	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(8,810,810)	(22,179)	(250,346)

Other	14,169,885	733,304	-

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(6,894,299)	(41,124)	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	(2,514,249)	401	-

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(13,573,039)	(17,657)	951,647

Income (loss) for tax return purposes, December 31, 2017	$(7,822,182)	$645,901	$710,545

F-192

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2018 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(59,412)	$943,256	$21,331

Operating limited partnership rents received in advance	-	-	777

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	29,212	(1,156,287)	-

Other	2	(225,288)	(18,366)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(61,031)	(36,752)	(164,872)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(21,871)	(29,857)	(35,635)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(13,333)	(320,484)	(109,573)

Income (loss) for tax return purposes, December 31, 2017	$(126,433)	$(825,412)	$(306,338)

F-193

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2018 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$34,406	$(35,421)	$3,225,133

Operating limited partnership rents received in advance	-	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	-	-

Other	-	1,333,631	5,285,281

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-	(366,786)	(122,997)

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	(91,645)	(35,980)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	151,588	(113,791)	(3,477,575)

Income (loss) for tax return purposes, December 31, 2017	$185,994	$725,988	$4,873,862

F-194

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2018 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(69,919)	$203,747	$240,789

Operating limited partnership rents received in advance	-	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	80,369	(21,019)

Other	194,238	(129,500)	782,386

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(195,312)	(282,525)	(144,991)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(74,586)	(84,435)	(84,171)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(12,139)	(361,500)	(228,100)

Income (loss) for tax return purposes, December 31, 2017	$(157,718)	$(573,844)	$544,894

F-195

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2018 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$(75,968)	$1,576,107	$121,295

Operating limited partnership rents received in advance	-	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	(1,847,595)	62,127

Other	452,761	(189,392)	(59,893)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(508,072)	(529,903)	(166,677)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(104,750)	(113,242)	(106,881)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(50,514)	(971,004)	(215,225)

Income (loss) for tax return purposes, December 31, 2017	$(286,543)	$(2,075,029)	$(365,254)

F-196

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2018 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(73,012)	$2,587,521	$(60,762)

Operating limited partnership rents received in advance	-	-	2,778

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(381,229)	(551,982)	(767,505)

Other	40,711	2,508,317	21,740

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(131,700)	(28,464)	(105,544)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(67,604)	(20,415)	(29,474)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(83,107)	(3,352,191)	(64,237)

Income (loss) for tax return purposes, December 31, 2017	$(695,941)	$1,142,786	$(1,003,004)

F-197

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2018 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$90,852	$(46,425)	$(48,069)

Operating limited partnership rents received in advance	11,662	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(1,530,566)	(1,497,751)	(933,785)

Other	1,023,999	1,088,875	-

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(71,171)	(60,830)	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	(115,819)	-

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(812,963)	(709,313)	(918,718)

Income (loss) for tax return purposes, December 31, 2017	$(1,288,187)	$(1,341,263)	$(1,900,572)

F-198

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2018 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$454,012	$814,281	$265,175

Operating limited partnership rents received in advance	(171)	-	(1,477)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(270,989)	(392,649)	-

Other	196,272	278,963	(15,484)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(529,771)	(453,901)	(579,351)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(137,534)	(141,798)	(119,125)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(444,218)	(593,397)	(547,917)

Income (loss) for tax return purposes, December 31, 2017	$(732,399)	$(488,501)	$(998,179)

F-199

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2018 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$349,598	$(227,804)	$(276,116)

Operating limited partnership rents received in advance	(485)	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	143,797	231,224	281,324

Other	239,450	491,352	85,888

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(638,082)	(407,845)	(897,088)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(139,389)	(294,302)	(260,708)

Impairment loss not recognized for tax purposes	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(961,052)	(87,589)	(156,431)

Income (loss) for tax return purposes, December 31, 2017	$(1,006,163)	$(294,964)	$(1,223,131)

F-200

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2018 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(169,749)

Operating limited partnership rents received in advance	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(14,981)

Other	50,638

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(369,510)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(405,429)

Impairment loss not recognized for tax purposes	-

Operating limited partnership impairment loss not recognized for tax purposes	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(54,246)

Income (loss) for tax return purposes, December 31, 2017	$(963,277)

F-201

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2018 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2017	$14,372,703	$(499,918)	$-

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	54,135,331	346,427	-

Impairment loss in investment in operating limited partnerships	(101,705,964)	(337,192)	-

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2018	(110,689)	(144)	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	33,308,619	490,827	-

Investments in operating limited partnerships - as reported	$-	$-	$-

F-212

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2018 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2017	$(959,438)	$(374,542)	$(1,497,270)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	917,196	278,856	2,244,208

Impairment loss in investment in operating limited partnerships	(325,787)	(554,366)	(1,018,072)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2018	(7,927)	5,691	(5,141)

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	375,956	644,361	276,275

Investments in operating limited partnerships - as reported	$-	$-	$-

F-213

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2018 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2017	$-	$(4,269,725)	$337,039

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-	3,965,540	925,221

Impairment loss in investment in operating limited partnerships	-	(902,540)	(2,626,423)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2018	-	(28,901)	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	-	1,235,626	1,364,163

Investments in operating limited partnerships - as reported	$-	$-	$-

F-214

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2018 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2017	$(1,677,298)	$(809,909)	$(797,391)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,012,890	2,943,963	1,447,713

Impairment loss in investment in operating limited partnerships	(973,150)	(2,645,150)	(1,571,164)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2018	(33,990)	(39,537)	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	671,548	550,633	920,842

Investments in operating limited partnerships - as reported	$-	$-	$-

F-215

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2018 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2017	$(1,472,975)	$2,314,568	$2,108,030

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	3,336,809	3,691,664	1,423,036

Impairment loss in investment in operating limited partnerships	(3,106,050)	(8,016,312)	(5,228,587)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2018	(740)	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,242,956	2,010,080	1,697,521

Investments in operating limited partnerships - as reported	$-	$-	$-

F-216

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2018 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2017	$1,329,228	$(1,262,041)	$1,059,543

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,445,856	2,119,964	1,076,427

Impairment loss in investment in operating limited partnerships	(3,951,725)	(754,520)	(2,406,542)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2018	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,176,641	(103,403)	270,572

Investments in operating limited partnerships - as reported	$-	$-	$-

F-217

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2018 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2017	$1,720,746	$4,598,836	$-

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,295,610	890,820	-

Impairment loss in investment in operating limited partnerships	(3,023,930)	(7,249,126)	-

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2018	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	7,574	1,759,470	-

Investments in operating limited partnerships - as reported	$-	$-	$-

F-218

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2018 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2017	$706,370	$(2,432,159)	$(576,343)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,760,624	3,298,857	3,931,656

Impairment loss in investment in operating limited partnerships	(5,308,127)	(3,548,252)	(4,092,870)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2018	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,841,133	2,681,554	737,557

Investments in operating limited partnerships - as reported	$-	$-	$-

F-219

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2018 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2017	$3,032,936	$(1,629,402)	$9,271,463

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	4,470,306	4,653,305	3,073,662

Impairment loss in investment in operating limited partnerships	(8,893,106)	(5,557,696)	(16,583,879)

Historic tax credits - cumulative	-	-	-

Less share of loss - three months ended March 31, 2018	-	-	-

Operating limited partnership impairment loss not recognized for tax purposes	-	-	-

Other	1,389,864	2,533,793	4,238,754

Investments in operating limited partnerships - as reported	$-	$-	$-

F-220

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2018 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2017	$6,152,355

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,584,721

Impairment loss in investment in operating limited partnerships	(13,031,398)

Historic tax credits - cumulative	-

Less share of loss - three months ended March 31, 2018	-

Operating limited partnership impairment loss not recognized for tax purposes	-

Other	5,294,322

Investments in operating limited partnerships - as reported	$-

F-221

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

F-231

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE F - CASH EQUIVALENTS

Cash equivalents of $27,108,889 and $27,084,576 as of March 31, 2018 and 2017, respectively, include money market accounts with interest rates ranging from 0.10% to 0.35% per annum.

NOTE G - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Fund has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2018.

NOTE H - SUBSEQUENT EVENTS

Subsequent to March 31, 2018, the Fund has entered into agreements to either sell or transfer its interests in three operating limited partnerships, all of which closed by June 2018. The sales price and other terms for the disposition of the operating limited partnerships has been determined. The proceeds received for the operating limited partnerships were $664,657. The gain on the dispositions of these operating limited partnerships was $652,217 and was recognized in the first quarter of the fiscal year ended 2019.

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