Form 10-K, Exhibit 13
period 2019-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2019-06-20
CIK 913778

Exhibit 13

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

MARCH 31, 2019 AND 2018

Boston Capital Tax Credit Fund IV L.P. -

Series 20 through Series 46

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Report of Independent Registered Public Accounting Firm

To the Partners

Boston Capital Tax Credit Fund IV L.P.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund IV L.P. (the “Partnership”), as of March 31, 2019 and 2018, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for each of the years in the two-year period ended March 31, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Partnership as of March 31, 2019 and 2018, and the results of its operations and its cash flows for each of the years in the two-year period ended March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

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

Bethesda, Maryland

June 20, 2019

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2019 and 2018

	Total
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	22,926,529	27,208,717
Other assets	40,088	40,088

	$22,966,617	$27,248,805

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$550,316	$654,673
Accounts payable - affiliates	19,302,918	29,495,273
Capital contributions payable	44,094	176,746

	19,897,328	30,326,692
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 issued and 83,048,603 and 83,175,478 outstanding at March 31, 2019 and 2018, respectively.	3,656,782	2,931,035
General partner	(587,493)	(6,008,922)

	3,069,289	(3,077,887)

	$22,966,617	$27,248,805

(continued)

F-4

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 20
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	241,987
Other assets	-	-

	$-	$241,987

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	1,444,723
Capital contributions payable	-	-

	-	1,444,723
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 issued and 3,828,200 and 3,829,200 outstanding at March 31, 2019 and 2018, respectively.	(754,767)	(882,456)
General partner	754,767	(320,280)

	-	(1,202,736)

	$-	$241,987

(continued)

F-5

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

Series 21
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 issued and 1,879,500 and 1,879,500 outstanding at March 31, 2019 and 2018, respectively.	(898,231)	(898,231)
General partner	898,231	898,231

	-	-

	$-	$-

(continued)

F-6

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 22
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	221,864
Other assets	-	-

	$-	$221,864

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	2,878,109
Capital contributions payable	-	-

	-	2,878,109
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 issued and 2,550,145 and 2,550,645 outstanding at March 31, 2019 and 2018, respectively.	(2,448,362)	(2,410,599)
General partner	2,448,362	(245,646)

	-	(2,656,245)

	$-	$221,864

(continued)

F-7

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 23
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	446,136
Other assets	-	-

	$-	$446,136

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	933,387
Capital contributions payable	-	-

	-	933,387
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 issued and 3,303,327 and 3,303,327 outstanding at March 31, 2019 and 2018, respectively.	(224,264)	(197,532)
General partner	224,264	(289,719)

	-	(487,251)

	$-	$446,136

(continued)

F-8

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 24
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	402,018	453,512
Other assets	-	-

	$402,018	$453,512

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$5,000
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	5,000
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 issued and 2,150,053 and 2,152,753 outstanding at March 31, 2019 and 2018, respectively.	577,250	623,279
General partner	(175,232)	(174,767)

	402,018	448,512

	$402,018	$453,512

(continued)

F-9

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

Series 25
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 issued and 3,016,809 and 3,016,809 outstanding at March 31, 2019 and 2018, respectively.	219,815	219,815
General partner	(219,815)	(219,815)

	-	-

	$-	$-

(continued)

F-10

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 26
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	554,439	642,258
Other assets	-	-

	$554,439	$642,258

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 issued and 3,956,674 and 3,965,400 outstanding at March 31, 2019 and 2018, respectively.	867,237	954,178
General partner	(312,798)	(311,920)

	554,439	642,258

	$554,439	$642,258

(continued)

F-11

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 27
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	6,500,234	6,799,933
Other assets	-	-

	$6,500,234	$6,799,933

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 issued and 2,431,350 and 2,443,900 outstanding at March 31, 2019 and 2018, respectively.	6,641,679	6,938,381
General partner	(141,445)	(138,448)

	6,500,234	6,799,933

	$6,500,234	$6,799,933

(continued)

F-12

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 28
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	690,605	742,564
Other assets	-	-

	$690,605	$742,564

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 issued and 3,979,139 and 3,984,138 outstanding at March 31, 2019 and 2018, respectively.	965,536	1,016,975
General partner	(274,931)	(274,411)

	690,605	742,564

	$690,605	$742,564

(continued)

F-13

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 29
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	196,944	622,414
Other assets	-	-

	$196,944	$622,414

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	3,076,835	3,559,561
Capital contributions payable	785	885

	3,077,620	3,560,446
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 issued and 3,942,925 and 3,955,225 outstanding at March 31, 2019 and 2018, respectively.	(2,513,222)	(2,570,004)
General partner	(367,454)	(368,028)

	(2,880,676)	(2,938,032)

	$196,944	$622,414

(continued)

F-14

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 30
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	453,433
Other assets	-	-

	$-	$453,433

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$3,500
Accounts payable - affiliates	-	1,620,957
Capital contributions payable	-	65,176

	-	1,689,633
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 issued and 2,621,200 and 2,621,200 outstanding at March 31, 2019 and 2018, respectively.	(883,119)	(996,782)
General partner	883,119	(239,418)

	-	(1,236,200)

	$-	$453,433

(continued)

F-15

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 31
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,953,570	1,971,680
Other assets	25,000	25,000

	$1,978,570	$1,996,680

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	25,000	66,294

	25,000	66,294
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 issued and 4,375,757 and 4,382,757 outstanding at March 31, 2019 and 2018, respectively.	2,313,293	2,290,341
General partner	(359,723)	(359,955)

	1,953,570	1,930,386

	$1,978,570	$1,996,680

(continued)

F-16

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 32
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	272,226	563,697
Other assets	-	-

	$272,226	$563,697

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	218,525	924,936
Capital contributions payable	1,229	1,229

	219,754	926,165
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 issued and 4,724,298 and 4,736,198 outstanding at March 31, 2019 and 2018, respectively.	458,311	47,520
General partner	(405,839)	(409,988)

	52,472	(362,468)

	$272,226	$563,697

(continued)

F-17

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 33
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	236,612	452,033
Other assets	-	-

	$236,612	$452,033

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	1,099,287	1,252,955
Capital contributions payable	-	-

	1,099,287	1,252,955
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 issued and 2,621,433 and 2,626,533 outstanding at March 31, 2019 and 2018, respectively.	(628,268)	(567,133)
General partner	(234,407)	(233,789)

	(862,675)	(800,922)

	$236,612	$452,033

(continued)

F-18

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 34
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	178,285	394,837
Other assets	-	-

	$178,285	$394,837

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,689,830	2,840,368
Capital contributions payable	-	-

	2,689,830	2,840,368
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 issued and 3,496,419 and 3,509,919 outstanding at March 31, 2019 and 2018, respectively.	(2,186,040)	(2,120,686)
General partner	(325,505)	(324,845)

	(2,511,545)	(2,445,531)

	$178,285	$394,837

(continued)

F-19

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 35
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	4,395,774	4,428,306
Other assets	-	-

	$4,395,774	$4,428,306

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 issued and 3,277,913 and 3,279,913 outstanding at March 31, 2019 and 2018, respectively.	4,633,841	4,666,048
General partner	(238,067)	(237,742)

	4,395,774	4,428,306

	$4,395,774	$4,428,306

(continued)

F-20

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 36
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	2,541,359	2,106,050
Other assets	-	-

	$2,541,359	$2,106,050

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$24,706	$131,000
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	24,706	131,000
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,838 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,838 issued and 2,083,704 and 2,092,704 outstanding at March 31, 2019 and 2018, respectively.	2,670,150	2,133,963
General partner	(153,497)	(158,913)

	2,516,653	1,975,050

	$2,541,359	$2,106,050

(continued)

F-21

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 37
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	517,887
Other assets	-	-

	$-	$517,887

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	513,149
Capital contributions payable	-	-

	-	513,149
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 issued and 2,489,100 and 2,489,100 outstanding at March 31, 2019 and 2018, respectively.	205,359	220,255
General partner	(205,359)	(215,517)

	-	4,738

	$-	$517,887

(continued)

F-22

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 38
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,499,106	1,492,145
Other assets	-	-

	$1,499,106	$1,492,145

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	18,234
Capital contributions payable	-	-

	-	18,234
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 issued and 2,536,200 and 2,538,700 outstanding at March 31, 2019 and 2018, respectively.	1,702,399	1,677,456
General partner	(203,293)	(203,545)

	1,499,106	1,473,911

	$1,499,106	$1,492,145

(continued)

F-23

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

Series 39
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,151 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,151 issued and 2,288,351 and 2,288,351 outstanding at March 31, 2019 and 2018, respectively.	196,043	196,043
General partner	(196,043)	(196,043)

	-	-

	$-	$-

(continued)

F-24

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 40
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	193,344	431,341
Other assets	-	-

	$193,344	$431,341

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$9,500	$-
Accounts payable - affiliates	2,224,213	2,413,069
Capital contributions payable	102	102

	2,233,815	2,413,171
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 issued and 2,611,356 and 2,621,756 outstanding at March 31, 2019 and 2018, respectively.	(1,795,123)	(1,737,068)
General partner	(245,348)	(244,762)

	(2,040,471)	(1,981,830)

	$193,344	$431,341

(continued)

F-25

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 41
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	246,214	741,152
Other assets	-	-

	$246,214	$741,152

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,513,609	2,893,606
Capital contributions payable	-	-

	2,513,609	2,893,606
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 issued and 2,872,426 and 2,874,926 outstanding at March 31, 2019 and 2018, respectively.	(1,995,553)	(1,881,761)
General partner	(271,842)	(270,693)

	(2,267,395)	(2,152,454)

	$246,214	$741,152

(continued)

F-26

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 42
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,300,483	1,327,017
Other assets	11,300	11,300

	$1,311,783	$1,338,317

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	254	254

	254	254
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 issued and 2,722,862 and 2,732,262 outstanding at March 31, 2019 and 2018, respectively.	1,539,351	1,565,620
General partner	(227,822)	(227,557)

	1,311,529	1,338,063

	$1,311,783	$1,338,317

(continued)

F-27

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 43
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	414,540	854,364
Other assets	-	-

	$414,540	$854,364

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	168,259	915,591
Capital contributions payable	-	26,082

	168,259	941,673
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 issued and 3,627,487 and 3,629,487 outstanding at March 31, 2019 and 2018, respectively.	565,339	235,085
General partner	(319,058)	(322,394)

	246,281	(87,309)

	$414,540	$854,364

(continued)

F-28

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 44
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	113,020	84,006
Other assets	-	-

	$113,020	$84,006

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	3,076,825	2,830,127
Capital contributions payable	-	-

	3,076,825	2,830,127
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,973 issued and 2,689,173 and 2,693,973 outstanding at March 31, 2019 and 2018, respectively.	(2,696,719)	(2,481,212)
General partner	(267,086)	(264,909)

	(2,963,805)	(2,746,121)

	$113,020	$84,006

(continued)

F-29

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 45
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	916,581	753,702
Other assets	-	-

	$916,581	$753,702

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$516,110	$515,173
Accounts payable - affiliates	2,334,349	2,584,511
Capital contributions payable	16,724	16,724

	2,867,183	3,116,408
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 issued and 4,007,167 and 4,008,167 outstanding at March 31, 2019 and 2018, respectively.	(1,577,434)	(1,985,417)
General partner	(373,168)	(377,289)

	(1,950,602)	(2,362,706)

	$916,581	$753,702

(continued)

F-30

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 46
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	321,175	466,399
Other assets	3,788	3,788

	$324,963	$470,187

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	1,901,186	1,871,990
Capital contributions payable	-	-

	1,901,186	1,871,990
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 issued and 2,965,635 and 2,968,635 outstanding at March 31, 2019 and 2018, respectively.	(1,297,719)	(1,125,043)
General partner	(278,504)	(276,760)

	(1,576,223)	(1,401,803)

	$324,963	$470,187

(see notes to financial statements)

F-31

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

Years ended March 31, 2019 and 2018

	Total
	2019	2018
Income
Interest income	$228,001	$115,386
Miscellaneous	710,126	351,362

	938,127	466,748

Gain on sale of operating limited
partnerships	3,799,238	12,575,304

Expenses and loss
Fund management fee	1,548,223	1,994,955
General and administrative expenses	622,699	626,460
Professional fees	491,555	633,441

	2,662,477	3,254,856

NET INCOME (LOSS)	$2,074,888	$9,787,196

Net income (loss) allocated to general partner	$20,751	$97,872

Net income (loss) allocated to limited partners	$2,054,137	$9,689,324

Net income (loss) per BAC	$0.02	$0.12

(continued)

F-32

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 20
	2019	2018
Income
Interest income	$1,340	$611
Miscellaneous	-	4,281

	1,340	4,892

Gain on sale of operating limited
partnerships	197,337	42,000

Expenses and loss
Fund management fee	7,369	17,204
General and administrative expenses	47,828	21,644
Professional fees	14,501	14,938

	69,698	53,786

NET INCOME (LOSS)	$128,979	$(6,894)

Net income (loss) allocated to general partner	$1,290	$(69)

Net income (loss) allocated to limited partners	$127,689	$(6,825)

Net income (loss) per BAC	$0.03	$-

(continued)

F-33

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 21
	2019	2018
Income
Interest income	$-	$137
Miscellaneous	-	859

	-	996

Gain on sale of operating limited
partnerships	-	67,000

Expenses and loss
Fund management fee	-	5,603
General and administrative expenses	-	40,874
Professional fees	-	12,275

	-	58,752

NET INCOME (LOSS)	$-	$9,244

Net income (loss) allocated to general partner	$-	$92

Net income (loss) allocated to limited partners	$-	$9,152

Net income (loss) per BAC	$-	$-

(continued)

F-34

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 22
	2019	2018
Income
Interest income	$1,579	$623
Miscellaneous	-	-

	1,579	623

Gain on sale of operating limited
partnerships	38,000	-

Expenses and loss
Fund management fee	18,778	28,112
General and administrative expenses	45,494	18,448
Professional fees	13,451	13,475

	77,723	60,035

NET INCOME (LOSS)	$(38,144)	$(59,412)

Net income (loss) allocated to general partner	$(381)	$(594)

Net income (loss) allocated to limited partners	$(37,763)	$(58,818)

Net income (loss) per BAC	$(0.01)	$(0.02)

(continued)

F-35

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 23
	2019	2018
Income
Interest income	$2,045	$3,914
Miscellaneous	3,955	7,909

	6,000	11,823

Gain on sale of operating limited
partnerships	43,500	989,962

Expenses and loss
Fund management fee	13,062	20,474
General and administrative expenses	48,108	20,819
Professional fees	15,332	17,236

	76,502	58,529

NET INCOME (LOSS)	$(27,002)	$943,256

Net income (loss) allocated to general partner	$(270)	$9,433

Net income (loss) allocated to limited partners	$(26,732)	$933,823

Net income (loss) per BAC	$(0.01)	$0.28

(continued)

F-36

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 24
	2019	2018
Income
Interest income	$2,601	$743
Miscellaneous	582	3,948

	3,183	4,691

Gain on sale of operating limited
partnerships	23,678	95,000

Expenses and loss
Fund management fee	39,414	45,683
General and administrative expenses	18,012	17,684
Professional fees	15,929	14,993

	73,355	78,360

NET INCOME (LOSS)	$(46,494)	$21,331

Net income (loss) allocated to general partner	$(465)	$213

Net income (loss) allocated to limited partners	$(46,029)	$21,118

Net income (loss) per BAC	$(0.02)	$0.01

(continued)

F-37

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 25
	2019	2018
Income
Interest income	$-	$143
Miscellaneous	-	10,178

	-	10,321

Gain on sale of operating limited
partnerships	-	97,399

Expenses and loss
Fund management fee	-	9,682
General and administrative expenses	-	49,639
Professional fees	-	13,993

	-	73,314

NET INCOME (LOSS)	$-	$34,406

Net income (loss) allocated to general partner	$-	$344

Net income (loss) allocated to limited partners	$-	$34,062

Net income (loss) per BAC	$-	$0.01

(continued)

F-38

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 26
	2019	2018
Income
Interest income	$4,338	$1,464
Miscellaneous	420	526

	4,758	1,990

Gain on sale of operating limited
partnerships	10,500	80,000

Expenses and loss
Fund management fee	56,423	72,467
General and administrative expenses	23,367	23,134
Professional fees	23,287	21,810

	103,077	117,411

NET INCOME (LOSS)	$(87,819)	$(35,421)

Net income (loss) allocated to general partner	$(878)	$(354)

Net income (loss) allocated to limited partners	$(86,941)	$(35,067)

Net income (loss) per BAC	$(0.02)	$(0.01)

(continued)

F-39

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 27
	2019	2018
Income
Interest income	$64,068	$28,709
Miscellaneous	6,666	32,473

	70,734	61,182

Gain on sale of operating limited
partnerships	-	3,291,567

Expenses and loss
Fund management fee	18,160	30,313
General and administrative expenses	18,079	17,529
Professional fees	23,231	79,774

	59,470	127,616

NET INCOME (LOSS)	$11,264	$3,225,133

Net income (loss) allocated to general partner	$113	$32,251

Net income (loss) allocated to limited partners	$11,151	$3,192,882

Net income (loss) per BAC	$-	$1.31

(continued)

F-40

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 28
	2019	2018
Income
Interest income	$4,539	$1,605
Miscellaneous	446	446

	4,985	2,051

Gain on sale of operating limited
partnerships	8,500	-

Expenses and loss
Fund management fee	28,732	33,376
General and administrative expenses	21,607	21,296
Professional fees	15,105	17,298

	65,444	71,970

NET INCOME (LOSS)	$(51,959)	$(69,919)

Net income (loss) allocated to general partner	$(520)	$(699)

Net income (loss) allocated to limited partners	$(51,439)	$(69,220)

Net income (loss) per BAC	$(0.01)	$(0.02)

(continued)

F-41

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 29
	2019	2018
Income
Interest income	$4,386	$1,017
Miscellaneous	-	-

	4,386	1,017

Gain on sale of operating limited
partnerships	123,094	303,958

Expenses and loss
Fund management fee	29,675	60,982
General and administrative expenses	22,529	22,264
Professional fees	17,920	17,982

	70,124	101,228

NET INCOME (LOSS)	$57,356	$203,747

Net income (loss) allocated to general partner	$574	$2,037

Net income (loss) allocated to limited partners	$56,782	$201,710

Net income (loss) per BAC	$0.01	$0.05

(continued)

F-42

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 30
	2019	2018
Income
Interest income	$2,269	$1,218
Miscellaneous	2,049	1,243

	4,318	2,461

Gain on sale of operating limited
partnerships	195,182	276,484

Expenses and loss
Fund management fee	18,242	3,527
General and administrative expenses	47,855	17,740
Professional fees	18,592	16,889

	84,689	38,156

NET INCOME (LOSS)	$114,811	$240,789

Net income (loss) allocated to general partner	$1,148	$2,408

Net income (loss) allocated to limited partners	$113,663	$238,381

Net income (loss) per BAC	$0.04	$0.09

(continued)

F-43

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 31
	2019	2018
Income
Interest income	$20,487	$7,323
Miscellaneous	476	1,116

	20,963	8,439

Gain on sale of operating limited
partnerships	105,794	45,000

Expenses and loss
Fund management fee	56,654	80,082
General and administrative expenses	22,190	21,870
Professional fees	24,729	27,455

	103,573	129,407

NET INCOME (LOSS)	$23,184	$(75,968)

Net income (loss) allocated to general partner	$232	$(760)

Net income (loss) allocated to limited partners	$22,952	$(75,208)

Net income (loss) per BAC	$0.01	$(0.02)

(continued)

F-44

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 32
	2019	2018
Income
Interest income	$1,950	$3,929
Miscellaneous	-	21,375

	1,950	25,304

Gain on sale of operating limited
partnerships	539,088	1,677,252

Expenses and loss
Fund management fee	79,969	79,708
General and administrative expenses	22,901	26,372
Professional fees	23,228	20,369

	126,098	126,449

NET INCOME (LOSS)	$414,940	$1,576,107

Net income (loss) allocated to general partner	$4,149	$15,761

Net income (loss) allocated to limited partners	$410,791	$1,560,346

Net income (loss) per BAC	$0.09	$0.33

(continued)

F-45

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 33
	2019	2018
Income
Interest income	$3,764	$963
Miscellaneous	2,536	5,329

	6,300	6,292

Gain on sale of operating limited
partnerships	-	177,044

Expenses and loss
Fund management fee	34,602	30,737
General and administrative expenses	17,615	16,996
Professional fees	15,836	14,308

	68,053	62,041

NET INCOME (LOSS)	$(61,753)	$121,295

Net income (loss) allocated to general partner	$(618)	$1,213

Net income (loss) allocated to limited partners	$(61,135)	$120,082

Net income (loss) per BAC	$(0.02)	$0.05

(continued)

F-46

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 34
	2019	2018
Income
Interest income	$2,877	$1,908
Miscellaneous	8,542	5,526

	11,419	7,434

Gain on sale of operating limited
partnerships	-	-

Expenses and loss
Fund management fee	43,262	43,262
General and administrative expenses	19,976	19,236
Professional fees	14,195	17,948

	77,433	80,446

NET INCOME (LOSS)	$(66,014)	$(73,012)

Net income (loss) allocated to general partner	$(660)	$(730)

Net income (loss) allocated to limited partners	$(65,354)	$(72,282)

Net income (loss) per BAC	$(0.02)	$(0.02)

(continued)

F-47

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 35
	2019	2018
Income
Interest income	$35,588	$14,836
Miscellaneous	-	2,818

	35,588	17,654

Gain on sale of operating limited
partnerships	-	2,653,528

Expenses and loss
Fund management fee	29,412	47,409
General and administrative expenses	19,453	18,963
Professional fees	19,255	17,289

	68,120	83,661

NET INCOME (LOSS)	$(32,532)	$2,587,521

Net income (loss) allocated to general partner	$(325)	$25,875

Net income (loss) allocated to limited partners	$(32,207)	$2,561,646

Net income (loss) per BAC	$(0.01)	$0.78

(continued)

F-48

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 36
	2019	2018
Income
Interest income	$22,941	$8,490
Miscellaneous	338,195	3,968

	361,136	12,458

Gain on sale of operating limited
partnerships	253,104	-

Expenses and loss
Fund management fee	16,050	28,594
General and administrative expenses	16,373	15,908
Professional fees	40,214	28,718

	72,637	73,220

NET INCOME (LOSS)	$541,603	$(60,762)

Net income (loss) allocated to general partner	$5,416	$(608)

Net income (loss) allocated to limited partners	$536,187	$(60,154)

Net income (loss) per BAC	$0.26	$(0.03)

(continued)

F-49

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 37
	2019	2018
Income
Interest income	$1,784	$5,243
Miscellaneous	21,485	16,657

	23,269	21,900

Gain on sale of operating limited
partnerships	1,062,375	140,415

Expenses and loss
Fund management fee	5,562	38,125
General and administrative expenses	50,977	16,053
Professional fees	13,306	17,285

	69,845	71,463

NET INCOME (LOSS)	$1,015,799	$90,852

Net income (loss) allocated to general partner	$10,158	$909

Net income (loss) allocated to limited partners	$1,005,641	$89,943

Net income (loss) per BAC	$0.40	$0.04

(continued)

F-50

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 38
	2019	2018
Income
Interest income	$6,775	$9,561
Miscellaneous	99,785	42,616

	106,560	52,177

Gain on sale of operating limited
partnerships	7,000	-

Expenses and loss
Fund management fee	55,977	62,236
General and administrative expenses	17,423	16,974
Professional fees	14,965	19,392

	88,365	98,602

NET INCOME (LOSS)	$25,195	$(46,425)

Net income (loss) allocated to general partner	$252	$(464)

Net income (loss) allocated to limited partners	$24,943	$(45,961)

Net income (loss) per BAC	$0.01	$(0.02)

(continued)

F-51

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 39
	2019	2018
Income
Interest income	$-	$870
Miscellaneous	-	386

	-	1,256

Gain on sale of operating limited
partnerships	-	17,779

Expenses and loss
Fund management fee	-	5,130
General and administrative expenses	-	42,679
Professional fees	-	19,295

	-	67,104

NET INCOME (LOSS)	$-	$(48,069)

Net income (loss) allocated to general partner	$-	$(481)

Net income (loss) allocated to limited partners	$-	$(47,588)

Net income (loss) per BAC	$-	$(0.02)

(continued)

F-52

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 40
	2019	2018
Income
Interest income	$3,080	$1,393
Miscellaneous	1,750	5,922

	4,830	7,315

Gain on sale of operating limited
partnerships	62,144	588,952

Expenses and loss
Fund management fee	88,588	100,188
General and administrative expenses	18,220	17,352
Professional fees	18,807	24,715

	125,615	142,255

NET INCOME (LOSS)	$(58,641)	$454,012

Net income (loss) allocated to general partner	$(586)	$4,540

Net income (loss) allocated to limited partners	$(58,055)	$449,472

Net income (loss) per BAC	$(0.02)	$0.17

(continued)

F-53

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 41
	2019	2018
Income
Interest income	$4,288	$2,248
Miscellaneous	37,141	13,908

	41,429	16,156

Gain on sale of operating limited
partnerships	14,000	1,026,859

Expenses and loss
Fund management fee	124,099	184,017
General and administrative expenses	19,904	20,998
Professional fees	26,367	23,719

	170,370	228,734

NET INCOME (LOSS)	$(114,941)	$814,281

Net income (loss) allocated to general partner	$(1,149)	$8,143

Net income (loss) allocated to limited partners	$(113,792)	$806,138

Net income (loss) per BAC	$(0.04)	$0.28

(continued)

F-54

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 42
	2019	2018
Income
Interest income	$16,579	$7,705
Miscellaneous	20,889	15,960

	37,468	23,665

Gain on sale of operating limited
partnerships	54,322	427,305

Expenses and loss
Fund management fee	75,480	135,503
General and administrative expenses	18,843	18,799
Professional fees	24,001	31,493

	118,324	185,795

NET INCOME (LOSS)	$(26,534)	$265,175

Net income (loss) allocated to general partner	$(265)	$2,652

Net income (loss) allocated to limited partners	$(26,269)	$262,523

Net income (loss) per BAC	$(0.01)	$0.10

(continued)

F-55

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 43
	2019	2018
Income
Interest income	$6,307	$6,220
Miscellaneous	56,489	46,345

	62,796	52,565

Gain on sale of operating limited
partnerships	428,020	566,806

Expenses and loss
Fund management fee	109,543	194,502
General and administrative expenses	21,913	40,459
Professional fees	25,770	34,812

	157,226	269,773

NET INCOME (LOSS)	$333,590	$349,598

Net income (loss) allocated to general partner	$3,336	$3,496

Net income (loss) allocated to limited partners	$330,254	$346,102

Net income (loss) per BAC	$0.09	$0.10

(continued)

F-56

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 44
	2019	2018
Income
Interest income	$680	$158
Miscellaneous	14,613	18,760

	15,293	18,918

Gain on sale of operating limited
partnerships	-	-

Expenses and loss
Fund management fee	197,934	203,181
General and administrative expenses	18,558	18,000
Professional fees	16,485	25,541

	232,977	246,722

NET INCOME (LOSS)	$(217,684)	$(227,804)

Net income (loss) allocated to general partner	$(2,177)	$(2,278)

Net income (loss) allocated to limited partners	$(215,507)	$(225,526)

Net income (loss) per BAC	$(0.08)	$(0.08)

(continued)

F-57

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 45
	2019	2018
Income
Interest income	$9,487	$2,590
Miscellaneous	46,667	47,297

	56,154	49,887

Gain on sale of operating limited
partnerships	633,600	-

Expenses and loss
Fund management fee	216,587	252,328
General and administrative expenses	24,933	24,850
Professional fees	36,130	48,825

	277,650	326,003

NET INCOME (LOSS)	$412,104	$(276,116)

Net income (loss) allocated to general partner	$4,121	$(2,761)

Net income (loss) allocated to limited partners	$407,983	$(273,355)

Net income (loss) per BAC	$0.10	$(0.07)

(continued)

F-58

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 46
	2019	2018
Income
Interest income	$4,249	$1,765
Miscellaneous	47,440	41,516

	51,689	43,281

Gain on sale of operating limited
partnerships	-	10,994

Expenses and loss
Fund management fee	184,649	182,530
General and administrative expenses	20,541	19,880
Professional fees	20,919	21,614

	226,109	224,024

NET INCOME (LOSS)	$(174,420)	$(169,749)

Net income (loss) allocated to general partner	$(1,744)	$(1,697)

Net income (loss) allocated to limited partners	$(172,676)	$(168,052)

Net income (loss) per BAC	$(0.06)	$(0.06)

(see notes to financial statements)

F-59

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2019 and 2018

Total	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$(6,338,126)	$(7,177,685)	$(13,515,811)

Contributions	-	1,070,891	1,070,891

Distributions	(420,163)	-	(420,163)

Net income (loss)	9,689,324	97,872	9,787,196

Partners’ capital (deficit), March 31, 2018	2,931,035	(6,008,922)	(3,077,887)

Contributions	-	5,403,788	5,403,788
	-	-
Distributions	(1,328,390)	(3,110)	(1,331,500)

Net income (loss)	2,054,137	20,751	2,074,888

Partners’ capital (deficit), March 31, 2019	$3,656,782	$(587,493)	$3,069,289

Series 20	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$(875,631)	$(320,211)	$(1,195,842)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(6,825)	(69)	(6,894)

Partners’ capital (deficit), March 31, 2018	(882,456)	(320,280)	(1,202,736)

Contributions	-	1,073,757	1,073,757

Distributions	-	-	-

Net income (loss)	127,689	1,290	128,979

Partners’ capital (deficit), March 31, 2019	$(754,767)	$754,767	$-

(continued)

F-60

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2019 and 2018

Series 21	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$(907,383)	$(172,752)	$(1,080,135)

Contributions	-	1,070,891	1,070,891

Distributions	-	-	-

Net income (loss)	9,152	92	9,244

Partners’ capital (deficit), March 31, 2018	(898,231)	898,231	-

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2019	$(898,231)	$898,231	$-

Series 22	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$(2,351,781)	$(245,052)	$(2,596,833)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(58,818)	(594)	(59,412)

Partners’ capital (deficit), March 31, 2018	(2,410,599)	(245,646)	(2,656,245)

Contributions	-	2,694,389	2,694,389

Distributions	-	-	-

Net income (loss)	(37,763)	(381)	(38,144)

Partners’ capital (deficit), March 31, 2019	$(2,448,362)	$2,448,362	$-

(continued)

F-61

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2019 and 2018

Series 23	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$(1,131,355)	$(299,152)	$(1,430,507)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	933,823	9,433	943,256

Partners’ capital (deficit), March 31, 2018	(197,532)	(289,719)	(487,251)

Contributions	-	514,253	514,253

Distributions	-	-	-

Net income (loss)	(26,732)	(270)	(27,002)

Partners’ capital (deficit), March 31, 2019	$(224,264)	$224,264	$-

Series 24	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$602,161	$(174,980)	$427,181

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	21,118	213	21,331

Partners’ capital (deficit), March 31, 2018	623,279	(174,767)	448,512

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(46,029)	(465)	(46,494)

Partners’ capital (deficit), March 31, 2019	$577,250	$(175,232)	$402,018

(continued)

F-62

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2019 and 2018

Series 25	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$565,870	$(220,159)	$345,711

Contributions	-	-	-

Distributions	(380,117)	-	(380,117)

Net income (loss)	34,062	344	34,406

Partners’ capital (deficit), March 31, 2018	219,815	(219,815)	-

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2019	$219,815	$(219,815)	$-

Series 26	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$989,245	$(311,566)	$677,679

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(35,067)	(354)	(35,421)

Partners’ capital (deficit), March 31, 2018	954,178	(311,920)	642,258

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(86,941)	(878)	(87,819)

Partners’ capital (deficit), March 31, 2019	$867,237	$(312,798)	$554,439

(continued)

F-63

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2019 and 2018

Series 27	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$3,745,499	$(170,699)	$3,574,800

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	3,192,882	32,251	3,225,133

Partners’ capital (deficit), March 31, 2018	6,938,381	(138,448)	6,799,933

Contributions	-	-	-

Distributions	(307,853)	(3,110)	(310,963)

Net income (loss)	11,151	113	11,264

Partners’ capital (deficit), March 31, 2019	$6,641,679	$(141,445)	$6,500,234

Series 28	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$1,086,195	$(273,712)	$812,483

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(69,220)	(699)	(69,919)

Partners’ capital (deficit), March 31, 2018	1,016,975	(274,411)	742,564

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(51,439)	(520)	(51,959)

Partners’ capital (deficit), March 31, 2019	$965,536	$(274,931)	$690,605

(continued)

F-64

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2019 and 2018

Series 29	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$(2,771,714)	$(370,065)	$(3,141,779)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	201,710	2,037	203,747

Partners’ capital (deficit), March 31, 2018	(2,570,004)	(368,028)	(2,938,032)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	56,782	574	57,356

Partners’ capital (deficit), March 31, 2019	$(2,513,222)	$(367,454)	$(2,880,676)

Series 30	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$(1,235,163)	$(241,826)	$(1,476,989)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	238,381	2,408	240,789

Partners’ capital (deficit), March 31, 2018	(996,782)	(239,418)	(1,236,200)

Contributions	-	1,121,389	1,121,389

Distributions	-	-	-

Net income (loss)	113,663	1,148	114,811

Partners’ capital (deficit), March 31, 2019	$(883,119)	$883,119	$-

(continued)

F-65

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2019 and 2018

Series 31	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$2,365,549	$(359,195)	$2,006,354

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(75,208)	(760)	(75,968)

Partners’ capital (deficit), March 31, 2018	2,290,341	(359,955)	1,930,386

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	22,952	232	23,184

Partners’ capital (deficit), March 31, 2019	$2,313,293	$(359,723)	$1,953,570

Series 32	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$(1,512,826)	$(425,749)	$(1,938,575)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	1,560,346	15,761	1,576,107

Partners’ capital (deficit), March 31, 2018	47,520	(409,988)	(362,468)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	410,791	4,149	414,940

Partners’ capital (deficit), March 31, 2019	$458,311	$(405,839)	$52,472

(continued)

F-66

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2019 and 2018

Series 33	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$(687,215)	$(235,002)	$(922,217)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	120,082	1,213	121,295

Partners’ capital (deficit), March 31, 2018	(567,133)	(233,789)	(800,922)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(61,135)	(618)	(61,753)

Partners’ capital (deficit), March 31, 2019	$(628,268)	$(234,407)	$(862,675)

Series 34	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$(2,048,404)	$(324,115)	$(2,372,519)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(72,282)	(730)	(73,012)

Partners’ capital (deficit), March 31, 2018	(2,120,686)	(324,845)	(2,445,531)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(65,354)	(660)	(66,014)

Partners’ capital (deficit), March 31, 2019	$(2,186,040)	$(325,505)	$(2,511,545)

(continued)

F-67

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2019 and 2018

Series 35	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$2,104,402	$(263,617)	$1,840,785

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	2,561,646	25,875	2,587,521

Partners’ capital (deficit), March 31, 2018	4,666,048	(237,742)	4,428,306

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(32,207)	(325)	(32,532)

Partners’ capital (deficit), March 31, 2019	$4,633,841	$(238,067)	$4,395,774

Series 36	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$2,194,117	$(158,305)	$2,035,812

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(60,154)	(608)	(60,762)

Partners’ capital (deficit), March 31, 2018	2,133,963	(158,913)	1,975,050

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	536,187	5,416	541,603

Partners’ capital (deficit), March 31, 2019	$2,670,150	$(153,497)	$2,516,653

(continued)

F-68

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2019 and 2018

Series 37	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$130,312	$(216,426)	$(86,114)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	89,943	909	90,852

Partners’ capital (deficit), March 31, 2018	220,255	(215,517)	4,738

Contributions	-	-	-

Distributions	(1,020,537)	-	(1,020,537)

Net income (loss)	1,005,641	10,158	1,015,799

Partners’ capital (deficit), March 31, 2019	$205,359	$(205,359)	$-

Series 38	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$1,723,417	$(203,081)	$1,520,336

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(45,961)	(464)	(46,425)

Partners’ capital (deficit), March 31, 2018	1,677,456	(203,545)	1,473,911

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	24,943	252	25,195

Partners’ capital (deficit), March 31, 2019	$1,702,399	$(203,293)	$1,499,106

(continued)

F-69

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2019 and 2018

Series 39	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$283,677	$(195,562)	$88,115

Contributions	-	-	-

Distributions	(40,046)	-	(40,046)

Net income (loss)	(47,588)	(481)	(48,069)

Partners’ capital (deficit), March 31, 2018	196,043	(196,043)	-

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2019	$196,043	$(196,043)	$-

Series 40	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$(2,186,540)	$(249,302)	$(2,435,842)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	449,472	4,540	454,012

Partners’ capital (deficit), March 31, 2018	(1,737,068)	(244,762)	(1,981,830)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(58,055)	(586)	(58,641)

Partners’ capital (deficit), March 31, 2019	$(1,795,123)	$(245,348)	$(2,040,471)

(continued)

F-70

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2019 and 2018

Series 41	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$(2,687,899)	$(278,836)	$(2,966,735)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	806,138	8,143	814,281

Partners’ capital (deficit), March 31, 2018	(1,881,761)	(270,693)	(2,152,454)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(113,792)	(1,149)	(114,941)

Partners’ capital (deficit), March 31, 2019	$(1,995,553)	$(271,842)	$(2,267,395)

Series 42	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$1,303,097	$(230,209)	$1,072,888

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	262,523	2,652	265,175

Partners’ capital (deficit), March 31, 2018	1,565,620	(227,557)	1,338,063

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(26,269)	(265)	(26,534)

Partners’ capital (deficit), March 31, 2019	$1,539,351	$(227,822)	$1,311,529

(continued)

F-71

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2019 and 2018

Series 43	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$(111,017)	$(325,890)	$(436,907)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	346,102	3,496	349,598

Partners’ capital (deficit), March 31, 2018	235,085	(322,394)	(87,309)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	330,254	3,336	333,590

Partners’ capital (deficit), March 31, 2019	$565,339	$(319,058)	$246,281

Series 44	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$(2,255,686)	$(262,631)	$(2,518,317)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(225,526)	(2,278)	(227,804)

Partners’ capital (deficit), March 31, 2018	(2,481,212)	(264,909)	(2,746,121)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(215,507)	(2,177)	(217,684)

Partners’ capital (deficit), March 31, 2019	$(2,696,719)	$(267,086)	$(2,963,805)

(continued)

F-72

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2019 and 2018

Series 45	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$(1,712,062)	$(374,528)	$(2,086,590)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(273,355)	(2,761)	(276,116)

Partners’ capital (deficit), March 31, 2018	(1,985,417)	(377,289)	(2,362,706)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	407,983	4,121	412,104

Partners’ capital (deficit), March 31, 2019	$(1,577,434)	$(373,168)	$(1,950,602)

Series 46	Limited partners	General partner	Total

Partners’ capital (deficit), March 31, 2017	$(956,991)	$(275,063)	$(1,232,054)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(168,052)	(1,697)	(169,749)

Partners’ capital (deficit), March 31, 2018	(1,125,043)	(276,760)	(1,401,803)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(172,676)	(1,744)	(174,420)

Partners’ capital (deficit), March 31, 2019	$(1,297,719)	$(278,504)	$(1,576,223)

(see notes to financial statements)

F-73

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

Years ended March 31, 2019 and 2018

	Total
	2019	2018
Cash flows from operating activities
Net income (loss)	$2,074,888	$9,787,196
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(3,799,238)	(12,575,304)
Changes in assets and liabilities
Other assets	-	20,124
Accounts payable and accrued expenses	(104,357)	(42,759)
Accounts payable - affiliates	(4,788,567)	(9,071,662)

Net cash provided by (used in) operating activities	(6,617,274)	(11,882,405)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	(19,011)
Proceeds from disposition of operating limited partnerships	3,666,586	12,320,299

Net cash provided by (used in) investing activities	3,666,586	12,301,288

Cash flows from financing activities
Distributions	(1,331,500)	(420,163)

Net cash used in financing activities	(1,331,500)	(420,163)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(4,282,188)	(1,280)

Cash and cash equivalents, beginning	27,208,717	27,209,997

Cash and cash equivalents, ending	$22,926,529	$27,208,717

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$5,403,788	$1,070,891

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$127,351

(continued)

F-74

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 20
	2019	2018
Cash flows from operating activities
Net income (loss)	$128,979	$(6,894)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(197,337)	(42,000)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(370,966)	(22,179)

Net cash provided by (used in) operating activities	(439,324)	(71,073)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	197,337	42,000

Net cash provided by (used in) investing activities	197,337	42,000

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(241,987)	(29,073)

Cash and cash equivalents, beginning	241,987	271,060

Cash and cash equivalents, ending	$-	$241,987

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$1,073,757	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-75

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 21
	2019	2018
Cash flows from operating activities
Net income (loss)	$-	$9,244
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(67,000)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	(250,346)

Net cash provided by (used in) operating activities	-	(308,102)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	67,000

Net cash provided by (used in) investing activities	-	67,000

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	(241,102)

Cash and cash equivalents, beginning	-	241,102

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$1,070,891

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-76

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 22
	2019	2018
Cash flows from operating activities
Net income (loss)	$(38,144)	$(59,412)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(38,000)	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(183,720)	29,212

Net cash provided by (used in) operating activities	(259,864)	(30,200)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	38,000	-

Net cash provided by (used in) investing activities	38,000	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(221,864)	(30,200)

Cash and cash equivalents, beginning	221,864	252,064

Cash and cash equivalents, ending	$-	$221,864

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$2,694,389	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-77

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 23
	2019	2018
Cash flows from operating activities
Net income (loss)	$(27,002)	$943,256
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(43,500)	(989,962)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(419,134)	(1,156,287)

Net cash provided by (used in) operating activities	(489,636)	(1,202,993)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	43,500	989,962

Net cash provided by (used in) investing activities	43,500	989,962

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(446,136)	(213,031)

Cash and cash equivalents, beginning	446,136	659,167

Cash and cash equivalents, ending	$-	$446,136

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$514,253	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-78

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 24
	2019	2018
Cash flows from operating activities
Net income (loss)	$(46,494)	$21,331
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(23,678)	(95,000)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(5,000)	5,000
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(75,172)	(68,669)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	23,678	95,000

Net cash provided by (used in) investing activities	23,678	95,000

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(51,494)	26,331

Cash and cash equivalents, beginning	453,512	427,181

Cash and cash equivalents, ending	$402,018	$453,512

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-79

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 25
	2019	2018
Cash flows from operating activities
Net income (loss)	$-	$34,406
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(97,399)
Changes in assets and liabilities
Other assets	-	1,250
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	(61,743)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	97,399

Net cash provided by (used in) investing activities	-	97,399

Cash flows from financing activities
Distributions	-	(380,117)

Net cash used in financing activities	-	(380,117)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	(344,461)

Cash and cash equivalents, beginning	-	344,461

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-80

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 26
	2019	2018
Cash flows from operating activities
Net income (loss)	$(87,819)	$(35,421)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(10,500)	(80,000)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(98,319)	(115,421)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	10,500	80,000

Net cash provided by (used in) investing activities	10,500	80,000

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(87,819)	(35,421)

Cash and cash equivalents, beginning	642,258	677,679

Cash and cash equivalents, ending	$554,439	$642,258

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-81

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 27
	2019	2018
Cash flows from operating activities
Net income (loss)	$11,264	$3,225,133
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(3,291,567)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(31,673)
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	11,264	(98,107)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	3,291,567

Net cash provided by (used in) investing activities	-	3,291,567

Cash flows from financing activities
Distributions	(310,963)	-

Net cash used in financing activities	(310,963)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(299,699)	3,193,460

Cash and cash equivalents, beginning	6,799,933	3,606,473

Cash and cash equivalents, ending	$6,500,234	$6,799,933

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-82

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 28
	2019	2018
Cash flows from operating activities
Net income (loss)	$(51,959)	$(69,919)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(8,500)	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(60,459)	(69,919)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	8,500	-

Net cash provided by (used in) investing activities	8,500	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(51,959)	(69,919)

Cash and cash equivalents, beginning	742,564	812,483

Cash and cash equivalents, ending	$690,605	$742,564

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-83

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 29
	2019	2018
Cash flows from operating activities
Net income (loss)	$57,356	$203,747
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(123,094)	(303,958)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(482,726)	80,369

Net cash provided by (used in) operating activities	(548,464)	(19,842)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	122,994	296,608

Net cash provided by (used in) investing activities	122,994	296,608

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(425,470)	276,766

Cash and cash equivalents, beginning	622,414	345,648

Cash and cash equivalents, ending	$196,944	$622,414

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-84

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 30
	2019	2018
Cash flows from operating activities
Net income (loss)	$114,811	$240,789
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(195,182)	(276,484)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(3,500)	3,500
Accounts payable - affiliates	(499,568)	(21,019)

Net cash provided by (used in) operating activities	(583,439)	(53,214)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	130,006	236,521

Net cash provided by (used in) investing activities	130,006	236,521

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(453,433)	183,307

Cash and cash equivalents, beginning	453,433	270,126

Cash and cash equivalents, ending	$-	$453,433

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$1,121,389	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-85

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 31
	2019	2018
Cash flows from operating activities
Net income (loss)	$23,184	$(75,968)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(105,794)	(45,000)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(82,610)	(120,968)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	64,500	45,000

Net cash provided by (used in) investing activities	64,500	45,000

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(18,110)	(75,968)

Cash and cash equivalents, beginning	1,971,680	2,047,648

Cash and cash equivalents, ending	$1,953,570	$1,971,680

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-86

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 32
	2019	2018
Cash flows from operating activities
Net income (loss)	$414,940	$1,576,107
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(539,088)	(1,677,252)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(2,000)
Accounts payable - affiliates	(706,411)	(1,847,595)

Net cash provided by (used in) operating activities	(830,559)	(1,950,740)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	539,088	1,677,252

Net cash provided by (used in) investing activities	539,088	1,677,252

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(291,471)	(273,488)

Cash and cash equivalents, beginning	563,697	837,185

Cash and cash equivalents, ending	$272,226	$563,697

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-87

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 33
	2019	2018
Cash flows from operating activities
Net income (loss)	$(61,753)	$121,295
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(177,044)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(153,668)	62,127

Net cash provided by (used in) operating activities	(215,421)	6,378

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	107,890

Net cash provided by (used in) investing activities	-	107,890

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(215,421)	114,268

Cash and cash equivalents, beginning	452,033	337,765

Cash and cash equivalents, ending	$236,612	$452,033

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-88

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 34
	2019	2018
Cash flows from operating activities
Net income (loss)	$(66,014)	$(73,012)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(150,538)	(381,229)

Net cash provided by (used in) operating activities	(216,552)	(454,241)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(216,552)	(454,241)

Cash and cash equivalents, beginning	394,837	849,078

Cash and cash equivalents, ending	$178,285	$394,837

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-89

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 35
	2019	2018
Cash flows from operating activities
Net income (loss)	$(32,532)	$2,587,521
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(2,653,528)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	(551,982)

Net cash provided by (used in) operating activities	(32,532)	(617,989)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	2,653,528

Net cash provided by (used in) investing activities	-	2,653,528

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(32,532)	2,035,539

Cash and cash equivalents, beginning	4,428,306	2,392,767

Cash and cash equivalents, ending	$4,395,774	$4,428,306

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-90

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 36
	2019	2018
Cash flows from operating activities
Net income (loss)	$541,603	$(60,762)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(253,104)	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(106,294)	-
Accounts payable - affiliates	-	(767,505)

Net cash provided by (used in) operating activities	182,205	(828,267)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	253,104	-

Net cash provided by (used in) investing activities	253,104	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	435,309	(828,267)

Cash and cash equivalents, beginning	2,106,050	2,934,317

Cash and cash equivalents, ending	$2,541,359	$2,106,050

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-91

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 37
	2019	2018
Cash flows from operating activities
Net income (loss)	$1,015,799	$90,852
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(1,062,375)	(140,415)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(513,149)	(1,530,566)

Net cash provided by (used in) operating activities	(559,725)	(1,580,129)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	1,062,375	1,977

Net cash provided by (used in) investing activities	1,062,375	1,977

Cash flows from financing activities
Distributions	(1,020,537)	-

Net cash used in financing activities	(1,020,537)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(517,887)	(1,578,152)

Cash and cash equivalents, beginning	517,887	2,096,039

Cash and cash equivalents, ending	$-	$517,887

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-92

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 38
	2019	2018
Cash flows from operating activities
Net income (loss)	$25,195	$(46,425)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(7,000)	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(6,543)
Accounts payable - affiliates	(18,234)	(1,497,751)

Net cash provided by (used in) operating activities	(39)	(1,550,719)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	7,000	-

Net cash provided by (used in) investing activities	7,000	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	6,961	(1,550,719)

Cash and cash equivalents, beginning	1,492,145	3,042,864

Cash and cash equivalents, ending	$1,499,106	$1,492,145

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-93

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 39
	2019	2018
Cash flows from operating activities
Net income (loss)	$-	$(48,069)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(17,779)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(6,543)
Accounts payable - affiliates	-	(1,154,240)

Net cash provided by (used in) operating activities	-	(1,226,631)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	17,779

Net cash provided by (used in) investing activities	-	17,779

Cash flows from financing activities
Distributions	-	(40,046)

Net cash used in financing activities	-	(40,046)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	(1,248,898)

Cash and cash equivalents, beginning	-	1,248,898

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-94

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 40
	2019	2018
Cash flows from operating activities
Net income (loss)	$(58,641)	$454,012
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(62,144)	(588,952)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	9,500	-
Accounts payable - affiliates	(188,856)	(270,989)

Net cash provided by (used in) operating activities	(300,141)	(405,929)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	62,144	588,952

Net cash provided by (used in) investing activities	62,144	588,952

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(237,997)	183,023

Cash and cash equivalents, beginning	431,341	248,318

Cash and cash equivalents, ending	$193,344	$431,341

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-95

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 41
	2019	2018
Cash flows from operating activities
Net income (loss)	$(114,941)	$814,281
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(14,000)	(1,026,859)
Changes in assets and liabilities
Other assets	-	1,218
Accounts payable and accrued expenses	-	(4,500)
Accounts payable - affiliates	(379,997)	(392,649)

Net cash provided by (used in) operating activities	(508,938)	(608,509)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	14,000	1,026,759

Net cash provided by (used in) investing activities	14,000	1,026,759

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(494,938)	418,250

Cash and cash equivalents, beginning	741,152	322,902

Cash and cash equivalents, ending	$246,214	$741,152

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-96

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 42
	2019	2018
Cash flows from operating activities
Net income (loss)	$(26,534)	$265,175
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(54,322)	(427,305)
Changes in assets and liabilities
Other assets	-	(1,183)
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(80,856)	(163,313)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	(9,503)
Proceeds from disposition of operating limited partnerships	54,322	427,305

Net cash provided by (used in) investing activities	54,322	417,802

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(26,534)	254,489

Cash and cash equivalents, beginning	1,327,017	1,072,528

Cash and cash equivalents, ending	$1,300,483	$1,327,017

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$63,676

(continued)

F-97

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 43
	2019	2018
Cash flows from operating activities
Net income (loss)	$333,590	$349,598
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(428,020)	(566,806)
Changes in assets and liabilities
Other assets	-	18,839
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(747,332)	143,797

Net cash provided by (used in) operating activities	(841,762)	(54,572)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	(9,508)
Proceeds from disposition of operating limited partnerships	401,938	566,806

Net cash provided by (used in) investing activities	401,938	557,298

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(439,824)	502,726

Cash and cash equivalents, beginning	854,364	351,638

Cash and cash equivalents, ending	$414,540	$854,364

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$63,675

(continued)

F-98

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 44
	2019	2018
Cash flows from operating activities
Net income (loss)	$(217,684)	$(227,804)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	246,698	245,486

Net cash provided by (used in) operating activities	29,014	17,682

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	29,014	17,682

Cash and cash equivalents, beginning	84,006	66,324

Cash and cash equivalents, ending	$113,020	$84,006

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-99

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 45
	2019	2018
Cash flows from operating activities
Net income (loss)	$412,104	$(276,116)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(633,600)	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	937	-
Accounts payable - affiliates	(250,162)	226,665

Net cash provided by (used in) operating activities	(470,721)	(49,451)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	633,600	-

Net cash provided by (used in) investing activities	633,600	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	162,879	(49,451)

Cash and cash equivalents, beginning	753,702	803,153

Cash and cash equivalents, ending	$916,581	$753,702

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

F-100

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 46
	2019	2018
Cash flows from operating activities
Net income (loss)	$(174,420)	$(169,749)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(10,994)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	29,196	(14,981)

Net cash provided by (used in) operating activities	(145,224)	(195,724)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	10,994

Net cash provided by (used in) investing activities	-	10,994

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(145,224)	(184,730)

Cash and cash equivalents, beginning	466,399	651,129

Cash and cash equivalents, ending	$321,175	$466,399

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(see notes to financial statements)

F-101

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2019 and 2018

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

F-102

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2019 and 2018 are as follows:

	Issued		Outstanding
	2019	2018	2019	2018

Series 20	3,866,700	3,866,700	3,828,200	3,829,200
Series 21	1,892,700	1,892,700	1,879,500	1,879,500
Series 22	2,564,400	2,564,400	2,550,145	2,550,645
Series 23	3,336,727	3,336,727	3,303,327	3,303,327
Series 24	2,169,878	2,169,878	2,150,053	2,152,753
Series 25	3,026,109	3,026,109	3,016,809	3,016,809
Series 26	3,995,900	3,995,900	3,956,674	3,965,400
Series 27	2,460,700	2,460,700	2,431,350	2,443,900
Series 28	4,000,738	4,000,738	3,979,139	3,984,138
Series 29	3,991,800	3,991,800	3,942,925	3,955,225
Series 30	2,651,000	2,651,000	2,621,200	2,621,200
Series 31	4,417,857	4,417,857	4,375,757	4,382,757
Series 32	4,754,198	4,754,198	4,724,298	4,736,198
Series 33	2,636,533	2,636,533	2,621,433	2,626,533
Series 34	3,529,319	3,529,319	3,496,419	3,509,919
Series 35	3,300,463	3,300,463	3,277,913	3,279,913
Series 36	2,106,838	2,106,838	2,083,704	2,092,704
Series 37	2,512,500	2,512,500	2,489,100	2,489,100
Series 38	2,543,100	2,543,100	2,536,200	2,538,700
Series 39	2,292,151	2,292,151	2,288,351	2,288,351
Series 40	2,630,256	2,630,256	2,611,356	2,621,756
Series 41	2,891,626	2,891,626	2,872,426	2,874,926
Series 42	2,744,262	2,744,262	2,722,862	2,732,262
Series 43	3,637,987	3,637,987	3,627,487	3,629,487
Series 44	2,701,973	2,701,973	2,689,173	2,693,973
Series 45	4,014,367	4,014,367	4,007,167	4,008,167
Series 46	2,980,998	2,980,998	2,965,635	2,968,635

	83,651,080	83,651,080	83,048,603	83,175,478

F-103

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

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

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the Fund recorded a valuation allowance of $397,275 and $401,577 as of March 31, 2019 and 2018, respectively.

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Fund also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. No impairment losses have been recognized for the years ended March 31, 2019 and 2018.

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure. Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2015 remain open.

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

March 31, 2019 and 2018

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Loss Per Beneficial Assignee Certificate Unit

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2019 and 2018 are as follows:

	2019	2018

Series 20	3,828,950	3,832,200
Series 21	1,879,500	1,879,500
Series 22	2,550,520	2,555,445
Series 23	3,303,327	3,311,952
Series 24	2,152,078	2,153,878
Series 25	3,016,809	3,016,809
Series 26	3,963,219	3,974,100
Series 27	2,440,762	2,445,775
Series 28	3,982,888	3,989,088
Series 29	3,952,150	3,962,781
Series 30	2,621,200	2,628,550
Series 31	4,381,007	4,392,357
Series 32	4,733,223	4,739,198
Series 33	2,625,258	2,626,533
Series 34	3,506,544	3,515,544
Series 35	3,279,413	3,286,251
Series 36	2,090,454	2,094,954
Series 37	2,489,100	2,493,975
Series 38	2,538,075	2,539,750
Series 39	2,288,351	2,288,351
Series 40	2,619,156	2,622,506
Series 41	2,874,301	2,881,826
Series 42	2,729,912	2,735,262
Series 43	3,628,987	3,631,737
Series 44	2,692,773	2,698,098
Series 45	4,007,917	4,009,292
Series 46	2,967,885	2,971,157

	83,143,759	83,276,869

F-108

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

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

F-109

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2019 and 2018, the Fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Services, Inc. (BCS), Boston Capital Holdings Limited Partnership (BCHLP) and Boston Capital Asset Management Limited Partnership (BCAM), as follows:

The Fund incurred a fund management fee to Boston Capital Asset Management Limited Partnership in an amount equal to .5 percent of the aggregate cost of the apartment complexes owned by the Operating Partnerships, less the amount of various asset management and reporting fees paid by the Operating Partnerships. The fund management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2019 and 2018, are as follows:

		2019
	Gross Fund Management Fee	Asset Management and Reporting Fee	Fund Management Fee net of Asset Management and Reporting Fee

Series 20	$7,869	$500	$7,369
Series 21	-	-	-
Series 22	19,278	500	18,778
Series 23	16,668	3,606	13,062
Series 24	42,582	3,168	39,414
Series 25	-	-	-
Series 26	57,423	1,000	56,423
Series 27	30,540	12,380	18,160
Series 28	30,732	2,000	28,732
Series 29	36,875	7,200	29,675
Series 30	23,959	5,717	18,242
Series 31	58,154	1,500	56,654
Series 32	81,469	1,500	79,969
Series 33	53,272	18,670	34,602
Series 34	49,462	6,200	43,262
Series 35	42,612	13,200	29,412
Series 36	23,960	7,910	16,050
Series 37	13,580	8,018	5,562
Series 38	67,977	12,000	55,977
Series 39	-	-	-
Series 40	98,288	9,700	88,588
Series 41	140,933	16,834	124,099
Series 42	104,476	28,996	75,480
Series 43	171,474	61,931	109,543
Series 44	231,302	33,368	197,934
Series 45	267,438	50,851	216,587
Series 46	209,196	24,547	184,649

	$1,879,519	$331,296	$1,548,223

F-110

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

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

All fund management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2019 and 2018, total fund management fees accrued were $19,067,284 and $29,275,035, respectively.

An affiliate of the general partner has forgiven asset management fees payable as a result of the sales of all operating limited partnerships in one of the series. Total forgiveness of debt for the years ended March 31, 2019 and 2018 was $5,403,788 and $1,070,891, respectively. Because the transaction involved an affiliate of the general partner, the transaction is accounted for as an equity transaction instead of income to the Fund.

F-111

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fund management fees paid for the years ended March 31, 2019 and 2018, are as follows:

	2019	2018

Series 20	$378,835	$42,000
Series 21	-	258,000
Series 22	202,998	-
Series 23	435,802	1,178,511
Series 24	42,582	50,352
Series 25	-	11,374
Series 26	57,423	76,308
Series 27	30,540	41,073
Series 28	30,732	35,376
Series 29	519,601	-
Series 30	523,527	75,500
Series 31	58,154	81,582
Series 32	787,880	1,946,803
Series 33	206,940	950
Series 34	200,000	430,691
Series 35	42,612	608,250
Series 36	23,960	798,009
Series 37	526,729	1,576,709
Series 38	86,211	1,570,687
Series 39	-	938,915
Series 40	287,144	382,652
Series 41	520,930	590,329
Series 42	104,476	158,605
Series 43	918,806	75,500
Series 44	-	-
Series 45	517,600	-
Series 46	180,000	224,177

	$6,683,482	$11,152,353

F-112

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

An affiliate of the general partner of the Fund has advanced funds to pay some operating expenses of the fund, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable to affiliates. The total advances as of March 31, 2019 and 2018, are as follows:

	2019	2018

Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	-	-
Series 33	-	-
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	-	-
Series 40	-	-
Series 41	-	-
Series 42	-	-
Series 43	-	-
Series 44	235,634	220,238
Series 45	-	-
Series 46	-	-

	$235,634	$220,238

During the year ended March 31, 2019, $15,396 was advanced to Series 44 from an affiliate of the general partner. As of March 31, 2018 $220,455 and $54,659 was paid back from Series 39 and Series 45, respectively, to an affiliate of the general partner. All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Fund's interests in Operating Partnerships.

F-113

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

During the years ended March 31, 2019 and 2018, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2019	2018

Series 20	$42,988	$15,347
Series 21	-	39,308
Series 22	42,468	13,968
Series 23	44,169	14,966
Series 24	14,919	14,181
Series 25	-	44,888
Series 26	17,943	16,807
Series 27	14,803	13,862
Series 28	16,809	15,689
Series 29	17,283	16,149
Series 30	45,315	14,096
Series 31	17,195	16,187
Series 32	17,450	16,115
Series 33	14,506	13,619
Series 34	15,841	14,572
Series 35	15,349	14,339
Series 36	13,794	13,109
Series 37	44,288	12,950
Series 38	14,405	13,673
Series 39	-	41,394
Series 40	15,411	14,322
Series 41	16,545	15,980
Series 42	15,841	15,406
Series 43	17,882	16,806
Series 44	15,396	14,185
Series 45	20,519	19,556
Series 46	17,066	15,665

	$528,185	$487,139

Accounts payable - affiliates at March 31, 2019 and 2018 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

F-114

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2019 and 2018, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes. The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2019 and 2018 by series are as follows:

	2019	2018

Series 20	-	2
Series 21	-	-
Series 22	-	3
Series 23	-	3
Series 24	4	5
Series 25	-	-
Series 26	8	9
Series 27	3	3
Series 28	4	5
Series 29	5	7
Series 30	-	5
Series 31	1	8
Series 32	5	6
Series 33	3	3
Series 34	4	4
Series 35	2	2
Series 36	2	3
Series 37	-	1
Series 38	3	4
Series 39	-	-
Series 40	7	9
Series 41	11	12
Series 42	9	11
Series 43	13	17
Series 44	7	7
Series 45	22	26
Series 46	14	14

	127	169

F-115

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2019 the Fund disposed of forty two Operating Partnerships. Gain on disposition is included in share of income (losses) from operating limited partnerships. A summary of the dispositions by Series for March 31, 2019 is as follows.

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition *	Gain on Disposition

Series 20	2	-	$197,337	$197,337
Series 22	3	-	38,000	38,000
Series 23	3	-	43,500	43,500
Series 24	1	-	23,678	23,678
Series 26	1	-	10,500	10,500
Series 28	1	-	8,500	8,500
Series 29	2	-	122,994	123,094
Series 30	5	-	130,006	195,182
Series 31	7	-	64,500	105,794
Series 32	-	1	539,088	539,088
Series 36	-	1	253,104	253,104
Series 37	-	1	1,062,375	1,062,375
Series 38	1	-	7,000	7,000
Series 40	2	-	62,144	62,144
Series 41	-	1	14,000	14,000
Series 42	2	-	54,322	54,322
Series 43	4	-	401,938	428,020
Series 45	4	-	633,600	633,600

Total	38	4	$3,666,586	$3,799,238

* Partnership proceeds from disposition does not include $100, $65,176, $41,294 and $26,082 which was due to a writeoff of capital contribution payable as of March 31, 2019, for Series 29, Series 30, Series 31 and Series 43, respectively.

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

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the Fund’s investment in each operating limited partnership, the Fund is required to make capital contributions to the operating limited partnerships. These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations. At March 31, 2019 and 2018, contributions are payable to operating limited partnerships as follows:

	2019	2018

Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	785	885
Series 30	-	65,176
Series 31	25,000	66,294
Series 32	1,229	1,229
Series 33	-	-
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	-	-
Series 40	102	102
Series 41	-	-
Series 42	254	254
Series 43	-	26,082
Series 44	-	-
Series 45	16,724	16,724
Series 46	-	-

	$44,094	$176,746

F-117

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2019 are summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$146,185,323	$-	$-

Acquisition costs of operating limited partnerships	4,651,380	-	-

Cumulative distributions from operating limited partnerships	(1,074,481)	-	-

Cumulative impairment loss in investments in operating limited partnerships	(81,941,888)	-	-

Cumulative losses from operating limited partnerships	(67,820,334)	-	-

Investments in operating limited partnerships per balance sheet	-	-	-

F-118

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2019 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2018 (see note A).	(609,380)	-	-

The Fund has recorded acquisition costs at March 31, 2019 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(760,560)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	104,638	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(45,199,768)	-	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	262,332	-	-

Cumulative impairment loss in investments in operating limited partnerships	81,941,888	-	-

Other	(1,947,086)	-	-

Equity per operating limited partnerships’ combined financial statements	$33,792,064	$-	$-

F-119

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2019 are summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$-	$-	$2,416,941

Acquisition costs of operating limited partnerships	-	-	239,583

Cumulative distributions from operating limited partnerships	-	-	(21,752)

Cumulative impairment loss in investments in operating limited partnerships	-	-	(857,258)

Cumulative losses from operating limited partnerships	-	-	(1,777,514)

Investments in operating limited partnerships per balance sheet	-	-	-

F-120

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 22	Series 23	Series 24

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2019 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2018 (see note A).	-	-	(30,158)

The Fund has recorded acquisition costs at March 31, 2019 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	(91,548)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	4,116

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	-	(2,415,659)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	6,688

Cumulative impairment loss in investments in operating limited partnerships	-	-	857,258

Other	-	-	125,165

Equity per operating limited partnerships’ combined financial statements	$-	$-	$(1,544,138)

F-121

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2019 are summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$-	$3,670,103	$3,133,255

Acquisition costs of operating limited partnerships	-	556,330	387,469

Cumulative distributions from operating limited partnerships	-	(11,745)	-

Cumulative impairment loss in investments in operating limited partnerships	-	(902,540)	(2,666,917)

Cumulative losses from operating limited partnerships	-	(3,312,148)	(853,807)

Investments in operating limited partnerships per balance sheet	-	-	-

F-122

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 25	Series 26	Series 27

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2019 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2018 (see note A).	-	(51,000)	-

The Fund has recorded acquisition costs at March 31, 2019 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	(222,527)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	31,937	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(4,012,484)	(1,072,904)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	171,816	-

Cumulative impairment loss in investments in operating limited partnerships	-	902,540	2,666,917

Other	-	(105,030)	(118,175)

Equity per operating limited partnerships’ combined financial statements	$-	$(3,062,221)	$1,253,311

F-123

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2019 are summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$2,481,992	$2,959,240	$-

Acquisition costs of operating limited partnerships	352,236	426,353	-

Cumulative distributions from operating limited partnerships	(4,484)	(11,855)	-

Cumulative impairment loss in investments in operating limited partnerships	(997,758)	(1,417,478)	-

Cumulative losses from operating limited partnerships	(1,831,986)	(1,956,260)	-

Investments in operating limited partnerships per balance sheet	-	-	-

F-124

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2019 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2018 (see note A).	(12,030)	-	-

The Fund has recorded acquisition costs at March 31, 2019 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(25,532)	(132,403)	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	36,821	39,537	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,853,366)	(1,837,749)	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	(316)	-

Cumulative impairment loss in investments in operating limited partnerships	997,758	1,417,478	-

Other	(48,259)	169	-

Equity per operating limited partnerships’ combined financial statements	$(904,608)	$(513,284)	$-

F-125

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2019 are summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$2,843,378	$10,516,985	$6,465,137

Acquisition costs of operating limited partnerships	386,917	1,107,392	783,763

Cumulative distributions from operating limited partnerships	(6,871)	(36,114)	(3,170)

Cumulative impairment loss in investments in operating limited partnerships	(2,625,111)	(6,697,793)	(5,303,778)

Cumulative losses from operating limited partnerships	(598,313)	(4,890,470)	(1,941,952)

Investments in operating limited partnerships per balance sheet	-	-	-

F-126

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 31	Series 32	Series 33

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2019 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2018 (see note A).	(25,010)	(160,172)	(81,443)

The Fund has recorded acquisition costs at March 31, 2019 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	(7,773)	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(816,376)	(3,414,204)	(1,539,871)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	29,991	-

Cumulative impairment loss in investments in operating limited partnerships	2,625,111	6,697,793	5,303,778

Other	1,787	(150,275)	(20,877)

Equity per operating limited partnerships’ combined financial statements	$1,777,739	$3,003,133	$3,661,587

F-127

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2019 are summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$6,257,458	$2,705,747	$2,846,605

Acquisition costs of operating limited partnerships	411,337	-	-

Cumulative distributions from operating limited partnerships	(20,308)	-	(14,805)

Cumulative impairment loss in investments in operating limited partnerships	(3,951,725)	(655,940)	(1,706,605)

Cumulative losses from operating limited partnerships	(2,696,762)	(2,049,807)	(1,125,195)

Investments in operating limited partnerships per balance sheet	-	-	-

F-128

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2019 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2018 (see note A).	-	-	-

The Fund has recorded acquisition costs at March 31, 2019 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(288,550)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,645,561)	(1,935,719)	(846,991)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	3,300	-

Cumulative impairment loss in investments in operating limited partnerships	3,951,725	655,940	1,706,605

Other	(149,197)	(2,891)	(20,867)

Equity per operating limited partnerships’ combined financial statements	$1,868,417	$(1,279,370)	$838,747

F-129

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2019 are summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$-	$9,512,801	$-

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	-	(355,859)	-

Cumulative impairment loss in investments in operating limited partnerships	-	(7,290,483)	-

Cumulative losses from operating limited partnerships	-	(1,866,459)	-

Investments in operating limited partnerships per balance sheet	-	-	-

F-130

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2019 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2018 (see note A).	-	-	-

The Fund has recorded acquisition costs at March 31, 2019 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(734,179)	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	-

Cumulative impairment loss in investments in operating limited partnerships	-	7,290,483	-

Other	-	(353,737)	-

Equity per operating limited partnerships’ combined financial statements	$-	$6,202,567	$-

F-131

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2019 are summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$8,276,597	$7,305,274	$7,042,411

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(22,466)	(28,546)	(5,147)

Cumulative impairment loss in investments in operating limited partnerships	(4,105,952)	(2,478,374)	(2,387,845)

Cumulative losses from operating limited partnerships	(4,148,179)	(4,798,354)	(4,649,419)

Investments in operating limited partnerships per balance sheet	-	-	-

F-132

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2019 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2018 (see note A).	-	(33,807)	(76,678)

The Fund has recorded acquisition costs at March 31, 2019 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,773,589)	(3,144,452)	(3,905,092)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	22,950	-	-

Cumulative impairment loss in investments in operating limited partnerships	4,105,952	2,478,374	2,387,845

Other	(70,989)	(423,567)	(61,319)

Equity per operating limited partnerships’ combined financial statements	$2,284,324	$(1,123,452)	$(1,655,244)

F-133

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2019 are summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$12,608,955	$13,739,925	$21,457,926

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(66,852)	(49,115)	(215,013)

Cumulative impairment loss in investments in operating limited partnerships	(6,096,126)	(5,623,448)	(13,081,629)

Cumulative losses from operating limited partnerships	(6,445,977)	(8,067,362)	(8,161,284)

Investments in operating limited partnerships per balance sheet	-	-	-

F-134

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2019 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2018 (see note A).	(2,268)	-	(129,725)

The Fund has recorded acquisition costs at March 31, 2019 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,814,507)	(4,594,041)	(3,895,594)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	23,309

Cumulative impairment loss in investments in operating limited partnerships	6,096,126	5,623,448	13,081,629

Other	(55,696)	(145,242)	(229,428)

Equity per operating limited partnerships’ combined financial statements	$2,223,655	$884,165	$8,850,191

F-135

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2019 are summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$19,944,593

Acquisition costs of operating limited partnerships	-

Cumulative distributions from operating limited partnerships	(200,379)

Cumulative impairment loss in investments in operating limited partnerships	(13,095,128)

Cumulative losses from operating limited partnerships	(6,649,086)

Investments in operating limited partnerships per balance sheet	-

F-136

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2019 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2018 (see note A).	(7,089)

The Fund has recorded acquisition costs at March 31, 2017 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,947,430)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	4,594

Cumulative impairment loss in investments in operating limited partnerships	13,095,128

Other	(118,658)

Equity per operating limited partnerships’ combined financial statements	$11,026,545

F-137

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$197,100,959	$-	$-
Land	22,937,337	-	-
Other assets	33,846,411	-	-

	$253,884,707	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$191,200,068	$-	$-
Accounts payable and accrued expenses	9,975,493	-	-
Other liabilities	26,028,417	-	-

	227,203,978	-	-
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	33,792,064	-	-
Other partners	(7,111,335)	-	-

	26,680,729	-	-

	$253,884,707	$-	$-

F-158

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$-	$1,991,191
Land	-	-	457,938
Other assets	-	-	407,672

	$-	$-	$2,856,801

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$-	$3,923,396
Accounts payable and accrued expenses	-	-	130,124
Other liabilities	-	-	409,636

	-	-	4,463,156
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	-	-	(1,544,138)
Other partners	-	-	(62,217)

	-	-	(1,606,355)

	$-	$-	$2,856,801

F-159

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$4,332,974	$3,998,486
Land	-	442,610	410,981
Other assets	-	607,731	488,882

	$-	$5,383,315	$4,898,349

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$5,967,385	$2,267,557
Accounts payable and accrued expenses	-	1,598,872	254,518
Other liabilities	-	1,156,419	490,686

	-	8,722,676	3,012,761
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	-	(3,062,221)	1,253,311
Other partners	-	(277,140)	632,277

	-	(3,339,361)	1,885,588

	$-	$5,383,315	$4,898,349

F-160

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$3,273,500	$2,870,658	$-
Land	245,300	87,498	-
Other assets	464,722	702,010	-

	$3,983,522	$3,660,166	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$3,654,957	$3,313,626	$-
Accounts payable and accrued expenses	175,841	378,490	-
Other liabilities	1,182,788	836,935	-

	5,013,586	4,529,051	-
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	(904,608)	(513,284)	-
Other partners	(125,456)	(355,601)	-

	(1,030,064)	(868,885)	-

	$3,983,522	$3,660,166	$-

F-161

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$2,585,289	$10,147,724	$9,480,310
Land	307,860	939,823	1,048,536
Other assets	555,556	1,671,783	984,832

	$3,448,705	$12,759,330	$11,513,678

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$1,487,376	$5,716,259	$4,815,193
Accounts payable and accrued expenses	89,225	1,220,258	116,989
Other liabilities	107,586	875,527	193,532

	1,684,187	7,812,044	5,125,714
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	1,777,739	3,003,133	3,661,587
Other partners	(13,221)	1,944,153	2,726,377

	1,764,518	4,947,286	6,387,964

	$3,448,705	$12,759,330	$11,513,678

F-162

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$4,437,159	$3,203,963	$1,967,412
Land	230,576	424,178	354,800
Other assets	1,134,143	918,250	380,102

	$5,801,878	$4,546,391	$2,702,314

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$3,169,071	$3,834,148	$1,112,718
Accounts payable and accrued expenses	326,900	92,374	590,623
Other liabilities	712,721	2,486,043	244,743

	4,208,692	6,412,565	1,948,084
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	1,868,417	(1,279,370)	838,747
Other partners	(275,231)	(586,804)	(84,517)

	1,593,186	(1,866,174)	754,230

	$5,801,878	$4,546,391	$2,702,314

F-163

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$6,515,364	$-
Land	-	610,216	-
Other assets	-	788,437	-

	$-	$7,914,017	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$3,404,912	$-
Accounts payable and accrued expenses	-	127,011	-
Other liabilities	-	594,710	-

	-	4,126,633	-
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	-	6,202,567	-
Other partners	-	(2,415,183)	-

	-	3,787,384	-

	$-	$7,914,017	$-

F-164

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$9,031,855	$12,779,333	$14,769,854
Land	462,304	2,774,784	3,691,228
Other assets	1,110,375	3,024,330	3,142,747

	$10,604,534	$18,578,447	$21,603,829

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$7,429,378	$19,298,461	$20,538,940
Accounts payable and accrued expenses	353,076	872,449	1,856,715
Other liabilities	537,180	580,407	1,884,979

	8,319,634	20,751,317	24,280,634
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	2,284,324	(1,123,452)	(1,655,244)
Other partners	576	(1,049,418)	(1,021,561)

	2,284,900	(2,172,870)	(2,676,805)

	$10,604,534	$18,578,447	$21,603,829

F-165

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$18,191,253	$28,818,747	$30,055,911
Land	2,444,419	3,008,317	3,047,910
Other assets	3,614,292	4,050,502	5,800,769

	$24,249,964	$35,877,566	$38,904,590

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$21,560,164	$35,641,825	$25,226,510
Accounts payable and accrued expenses	345,504	300,613	728,743
Other liabilities	3,658,086	4,990,042	2,469,639

	25,563,754	40,932,480	28,424,892
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	2,223,655	884,165	8,850,191
Other partners	(3,537,445)	(5,939,079)	1,629,507

	(1,313,790)	(5,054,914)	10,479,698

	$24,249,964	$35,877,566	$38,904,590

F-166

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$28,649,976
Land	1,948,059
Other assets	3,999,276

$34,597,311

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$18,838,192
Accounts payable and accrued expenses	417,168
Other liabilities	2,616,758

21,872,118
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	11,026,545
Other partners	1,698,648

12,725,193

$34,597,311

F-167

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2018 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$50,451,711	$-	$-
Interest and other	1,587,643	-	-

	52,039,354	-	-
Expenses
Interest	8,234,492	-	-
Depreciation and amortization	12,007,952	-	-
Taxes and insurance	6,256,895	-	-
Repairs and maintenance	11,352,772	-	-
Operating expenses	17,310,943	-	-
Other expenses	1,457,421	-	-

	56,620,475	-	-

NET INCOME (LOSS)	$(4,581,121)	$-	$-

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$(5,185,654)	$-	$-

Net income (loss) allocated to other partners	$604,533	$-	$-

F-178

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2018 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$-	$-	$1,012,959
Interest and other	-	-	48,038

	-	-	1,060,997
Expenses
Interest	-	-	113,914
Depreciation and amortization	-	-	306,638
Taxes and insurance	-	-	106,166
Repairs and maintenance	-	-	332,956
Operating expenses	-	-	408,091
Other expenses	-	-	10,000

	-	-	1,277,765

NET INCOME (LOSS)	$-	$-	$(216,768)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$-	$-	$(175,680)

Net income (loss) allocated to other partners	$-	$-	$(41,088)

F-179

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2018 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$-	$1,210,423	$1,110,742
Interest and other	-	19,012	25,945

	-	1,229,435	1,136,687
Expenses
Interest	-	213,765	64,653
Depreciation and amortization	-	314,575	257,130
Taxes and insurance	-	188,495	172,817
Repairs and maintenance	-	349,551	280,360
Operating expenses	-	584,845	390,111
Other expenses	-	15,500	3,825

	-	1,666,731	1,168,896

NET INCOME (LOSS)	$-	$(437,296)	$(32,209)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$-	$(432,921)	$(147,683)

Net income (loss) allocated to other partners	$-	$(4,375)	$115,474

F-180

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2018 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$838,501	$928,455	$-
Interest and other	25,742	87,966	-

	864,243	1,016,421	-
Expenses
Interest	125,154	159,305	-
Depreciation and amortization	182,092	184,650	-
Taxes and insurance	117,539	143,326	-
Repairs and maintenance	174,613	194,049	-
Operating expenses	378,450	481,395	-
Other expenses	-	24,551	-

	977,848	1,187,276	-

NET INCOME (LOSS)	$(113,605)	$(170,855)	$-

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$(161,011)	$(169,826)	$-

Net income (loss) allocated to other partners	$47,406	$(1,029)	$-

F-181

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2018 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$520,952	$2,125,690	$2,123,512
Interest and other	15,321	40,082	64,665

	536,273	2,165,772	2,188,177
Expenses
Interest	24,047	354,715	315,579
Depreciation and amortization	135,737	581,935	466,660
Taxes and insurance	94,337	276,332	260,877
Repairs and maintenance	83,815	407,881	395,354
Operating expenses	269,449	848,520	721,209
Other expenses	6,100	131,212	99,230

	613,485	2,600,595	2,258,909

NET INCOME (LOSS)	$(77,212)	$(434,823)	$(70,732)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$(77,135)	$(377,975)	$(116,835)

Net income (loss) allocated to other partners	$(77)	$(56,848)	$46,103

F-182

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2018 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$984,013	$1,134,069	$474,857
Interest and other	65,575	56,021	3,692

	1,049,588	1,190,090	478,549
Expenses
Interest	120,327	171,539	87,349
Depreciation and amortization	273,862	325,733	111,846
Taxes and insurance	169,072	129,473	85,875
Repairs and maintenance	380,870	144,621	85,689
Operating expenses	305,776	313,050	162,565
Other expenses	-	20,000	12,000

	1,249,907	1,104,416	545,324

NET INCOME (LOSS)	$(200,319)	$85,674	$(66,775)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$(200,222)	$(1,249)	$(89,838)

Net income (loss) allocated to other partners	$(97)	$86,923	$23,063

F-183

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2018 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$-	$1,741,465	$-
Interest and other	-	26,897	-

	-	1,768,362	-
Expenses
Interest	-	216,344	-
Depreciation and amortization	-	311,029	-
Taxes and insurance	-	203,609	-
Repairs and maintenance	-	317,006	-
Operating expenses	-	654,087	-
Other expenses	-	19,900	-

	-	1,721,975	-

NET INCOME (LOSS)	$-	$46,387	$-

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$-	$(47,462)	$-

Net income (loss) allocated to other partners	$-	$93,849	$-

F-184

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2018 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$1,912,038	$3,956,527	$4,767,682
Interest and other	38,652	70,323	115,593

	1,950,690	4,026,850	4,883,275
Expenses
Interest	299,350	629,213	955,869
Depreciation and amortization	507,268	831,254	1,095,414
Taxes and insurance	268,714	576,581	652,668
Repairs and maintenance	455,008	840,957	1,058,354
Operating expenses	677,107	1,125,706	1,305,148
Other expenses	27,938	335,833	344,023

	2,235,385	4,339,544	5,411,476

NET INCOME (LOSS)	$(284,695)	$(312,694)	$(528,201)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$(245,256)	$(378,620)	$(474,867)

Net income (loss) allocated to other partners	$(39,439)	$65,926	$(53,334)

F-185

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2018 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$5,125,609	$8,245,130	$6,955,334
Interest and other	295,823	324,865	170,310

	5,421,432	8,569,995	7,125,644
Expenses
Interest	731,652	1,796,793	838,574
Depreciation and amortization	1,354,544	1,721,158	1,777,685
Taxes and insurance	650,744	565,143	845,555
Repairs and maintenance	1,449,668	1,738,743	1,871,816
Operating expenses	1,892,430	2,525,291	2,512,273
Other expenses	40,549	94,330	243,209

	6,119,587	8,441,458	8,089,112

NET INCOME (LOSS)	$(698,155)	$128,537	$(963,468)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$(382,848)	$(362,927)	$(932,857)

Net income (loss) allocated to other partners	$(315,307)	$491,464	$(30,611)

F-186

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2018 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2018 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$5,283,753
Interest and other	93,121

5,376,874
Expenses
Interest	1,016,350
Depreciation and amortization	1,268,742
Taxes and insurance	749,572
Repairs and maintenance	791,461
Operating expenses	1,755,440
Other expenses	29,221

5,610,786

NET INCOME (LOSS)	$(233,912)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$(410,442)

Net income (loss) allocated to other partners	$176,530

F-187

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2017 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2017 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$5,035,676
Interest and other	199,783

5,235,459
Expenses
Interest	994,260
Depreciation and amortization	1,266,468
Taxes and insurance	732,221
Repairs and maintenance	841,814
Operating expenses	1,600,480
Other expenses	44,274

5,479,517

NET INCOME (LOSS)	$(244,058)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$(369,510)

Net income (loss) allocated to other partners	$125,452

F-197

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2019 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$2,074,888	$128,979	$-

Operating limited partnership rents received in advance	2,468	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(4,803,963)	(370,966)	-

Other	4,467,718	-	-

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(5,185,654)	-	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	(2,566,426)	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(3,260,198)	416,294	-

Income (loss) for tax return purposes, December 31, 2018	$(9,271,167)	$174,307	$-

F-198

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2019 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$(38,144)	$(27,002)	$(46,494)

Operating limited partnership rents received in advance	-	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(183,720)	(419,134)	-

Other	-	-	429,850

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-	-	(175,680)

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	-	(20,474)

Difference due to fiscal year for book purposes and calendar year for tax purposes	895,502	(385,841)	21,373

Income (loss) for tax return purposes, December 31, 2018	$673,638	$(831,977)	$208,575

F-199

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2019 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$-	$(87,819)	$11,264

Operating limited partnership rents received in advance	-	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	-	-

Other	-	375,460	60,000

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-	(432,921)	(147,683)

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	(83,591)	(35,930)

Difference due to fiscal year for book purposes and calendar year for tax purposes	-	145,107	1,627

Income (loss) for tax return purposes, December 31, 2018	$-	$(83,764)	$(110,722)

F-200

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2019 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(51,959)	$57,356	$114,811

Operating limited partnership rents received in advance	-	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	(482,726)	(499,568)

Other	339,622	466,095	-

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(161,011)	(169,826)	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	(79,198)	(29,248)	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	35,381	(15,898)	543,756

Income (loss) for tax return purposes, December 31, 2018	$82,835	$(174,247)	$158,999

F-201

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2019 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$23,184	$414,940	$(61,753)

Operating limited partnership rents received in advance	-	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	(706,411)	(153,668)

Other	2,727,362	(232,039)	(226,418)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(77,135)	(377,975)	(116,835)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(53,813)	(110,705)	(104,643)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(115,289)	(1,170,704)	51,357

Income (loss) for tax return purposes, December 31, 2018	$2,504,309	$(2,182,894)	$(611,960)

F-202

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2019 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(66,014)	$(32,532)	$541,603

Operating limited partnership rents received in advance	-	729	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(150,538)	-	-

Other	(25,493)	74,011	(248,568)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(200,222)	(1,249)	(89,838)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(32,119)	(33,323)	(25,798)

Difference due to fiscal year for book purposes and calendar year for tax purposes	47,978	(114,009)	(678,037)

Income (loss) for tax return purposes, December 31, 2018	$(426,408)	$(106,373)	$(500,638)

F-203

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2019 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$1,015,799	$25,195	$-

Operating limited partnership rents received in advance	-	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(513,149)	(18,234)	-

Other	-	283,378	-

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-	(47,462)	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	(115,541)	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,569,555)	(29,170)	-

Income (loss) for tax return purposes, December 31, 2018	$(2,066,905)	$98,166	$-

F-204

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2019 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$(58,641)	$(114,941)	$(26,534)

Operating limited partnership rents received in advance	-	-	1,739

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(188,856)	(379,997)	-

Other	11,225	(70,557)	(599,612)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(245,256)	(378,620)	(474,867)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(100,410)	(99,598)	(63,314)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(70,802)	(480,362)	(3,043)

Income (loss) for tax return purposes, December 31, 2018	$(652,740)	$(1,524,075)	$(1,165,631)

F-205

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2019 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$333,590	$(217,684)	$412,104

Operating limited partnership rents received in advance	-	-	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(747,332)	231,302	(250,162)

Other	83,515	653,692	132,140

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(382,848)	(362,927)	(932,857)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(142,652)	(739,375)	(283,067)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(238,908)	285,562	(124,391)

Income (loss) for tax return purposes, December 31, 2018	$(1,094,635)	$(149,430)	$(1,046,233)

F-206

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2019 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(174,420)

Operating limited partnership rents received in advance	-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	29,196

Other	234,055

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(410,442)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(413,627)

Difference due to fiscal year for book purposes and calendar year for tax purposes	291,874

Income (loss) for tax return purposes, December 31, 2018	$(443,364)

F-207

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-208

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-209

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-210

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-211

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-212

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-213

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-214

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-215

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-216

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-217

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2019 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2018	$9,281,503	$-	$-

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	45,199,768	-	-

Impairment loss in investment in operating limited partnerships	(81,941,888)	-	-

Less share of loss - three months ended March 31, 2019	(104,638)	-	-

Other	27,565,255	-	-

Investments in operating limited partnerships - as reported	$-	$-	$-

F-218

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2019 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2018	$-	$-	$(1,382,252)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-	-	2,415,659

Impairment loss in investment in operating limited partnerships	-	-	(857,258)

Less share of loss - three months ended March 31, 2019	-	-	(4,116)

Other	-	-	(172,033)

Investments in operating limited partnerships - as reported	$-	$-	$-

F-219

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2019 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2018	$-	$(4,421,277)	$212,718

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-	4,012,484	1,072,904

Impairment loss in investment in operating limited partnerships	-	(902,540)	(2,666,917)

Less share of loss - three months ended March 31, 2019	-	(31,937)	-

Other	-	1,343,270	1,381,295

Investments in operating limited partnerships - as reported	$-	$-	$-

F-220

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2019 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2018	$(1,586,385)	$(969,940)	$-

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,853,366	1,837,749	-

Impairment loss in investment in operating limited partnerships	(997,758)	(1,417,478)	-

Less share of loss - three months ended March 31, 2019	(36,821)	(39,537)	-

Other	767,598	589,206	-

Investments in operating limited partnerships - as reported	$-	$-	$-

F-221

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2019 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2018	$1,017,645	$1,108,279	$1,550,544

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	816,376	3,414,204	1,539,871

Impairment loss in investment in operating limited partnerships	(2,625,111)	(6,697,793)	(5,303,778)

Less share of loss - three months ended March 31, 2019	7,773	-	-

Other	783,317	2,175,310	2,213,363

Investments in operating limited partnerships - as reported	$-	$-	$-

F-222

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2019 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2018	$1,070,813	$(1,211,781)	$105,224

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,645,561	1,935,719	846,991

Impairment loss in investment in operating limited partnerships	(3,951,725)	(655,940)	(1,706,605)

Less share of loss - three months ended March 31, 2019	-	-	-

Other	1,235,351	(67,998)	754,390

Investments in operating limited partnerships - as reported	$-	$-	$-

F-223

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2019 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2018	$-	$4,709,200	$-

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-	734,179	-

Impairment loss in investment in operating limited partnerships	-	(7,290,483)	-

Less share of loss - three months ended March 31, 2019	-	-	-

Other	-	1,847,104	-

Investments in operating limited partnerships - as reported	$-	$-	$-

F-224

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2019 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2018	$316,097	$(3,088,388)	$(1,819,796)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,773,589	3,144,452	3,905,092

Impairment loss in investment in operating limited partnerships	(4,105,952)	(2,478,374)	(2,387,845)

Less share of loss - three months ended March 31, 2019	-	-	-

Other	2,016,266	2,422,310	302,549

Investments in operating limited partnerships - as reported	$-	$-	$-

F-225

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2019 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2018	$2,390,688	$(2,089,346)	$7,823,620

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	3,814,507	4,594,041	3,895,594

Impairment loss in investment in operating limited partnerships	(6,096,126)	(5,623,448)	(13,081,629)

Less share of loss - three months ended March 31, 2019	-	-	-

Other	(109,069)	3,118,753	1,362,415

Investments in operating limited partnerships - as reported	$-	$-	$-

F-226

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2019 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2018	$5,545,840

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,947,430

Impairment loss in investment in operating limited partnerships	(13,095,128)

Less share of loss - three months ended March 31, 2019	-

Other	5,601,858

Investments in operating limited partnerships - as reported	$-

F-227

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-228

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-229

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-230

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-231

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-232

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-233

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-234

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-235

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

F-236

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2018 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2017	$6,152,355

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,584,721

Impairment loss in investment in operating limited partnerships	(13,031,398)

Less share of loss - three months ended March 31, 2018	-

Other	5,294,322

Investments in operating limited partnerships - as reported	$-

F-237

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE E - CASH EQUIVALENTS

Cash equivalents of $22,831,399 and $27,108,889 as of March 31, 2019 and 2018, respectively, include money market accounts with interest rates ranging from 0.10% to 1.00% per annum.

NOTE F - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Fund has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2019.

NOTE G - SUBSEQUENT EVENTS

Subsequent to March 31, 2019, the Fund has entered into agreements to either sell or transfer its interests in three operating limited partnerships, all of which closed by June 2019. The sales price and other terms for the disposition of the operating limited partnerships has been determined. The proceeds received for the operating limited partnerships were $2,855,222. The gain on the dispositions of these operating limited partnerships was $2,771,927 and was recognized in the first quarter of the fiscal year ended 2020.

NOTE H - FAIR VALUE OF FINANCIAL INSTRUMENTS

The Fund’s financial instruments relate to accounts payable - affiliates. Management has not disclosed the fair value of these financial instruments because determination of such fair value is deemed to be impractical. The notes receivable and accounts payable - affiliates are due from or owed to affiliates of the Fund. The unique nature of these financial instruments makes determination of any fair value impractical. See note B for disclosure of the carrying amount and terms of these financial instruments.

F-238