Form 10-K, Exhibit 13
period 2020-03-31
BOSTON CAPITAL TAX CREDIT FUND IV LP
filed 2020-06-19
CIK 913778

Exhibit 13

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

MARCH 31, 2020 AND 2019

Boston Capital Tax Credit Fund IV L.P. -

Series 20 through Series 46

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Report of Independent Registered Public Accounting Firm

To the Partners

Boston Capital Tax Credit Fund IV L.P.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund IV L.P. – Series 20 through 46 (collectively, the "Partnership"), in total and for each series, as of March 31, 2020 and 2019, and the related statements of operations, changes in partners' capital (deficit) and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Partnership, in total and for each series, as of March 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on the Partnership's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Partnership in accordance with the U.S. federal security laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion.

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

Bethesda, Maryland
June 19, 2020

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2020 and 2019

	Total
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	6,622,109	22,926,529
Other assets	15,088	40,088

	$6,637,197	$22,966,617

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$16,000	$550,316
Accounts payable - affiliates	13,107,778	19,302,918
Capital contributions payable	1,039	44,094

	13,124,817	19,897,328
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 issued and 82,926,053 and 83,048,603 outstanding at March 31, 2020 and 2019, respectively.	(6,042,833)	3,656,782
General partner	(444,787)	(587,493)

	(6,487,620)	3,069,289

	$6,637,197	$22,966,617

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

Series 20
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 issued and 3,828,200 and 3,828,200 outstanding at March 31, 2020 and 2019, respectively.	(754,767)	(754,767)
General partner	754,767	754,767

	-	-

	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

Series 21
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 issued and 1,879,500 and 1,879,500 outstanding at March 31, 2020 and 2019, respectively.	(898,231)	(898,231)
General partner	898,231	898,231

	-	-

	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

Series 22
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 issued and 2,550,145 and 2,550,145 outstanding at March 31, 2020 and 2019, respectively.	(2,448,362)	(2,448,362)
General partner	2,448,362	2,448,362

	-	-

	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

Series 23
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 issued and 3,303,327 and 3,303,327 outstanding at March 31, 2020 and 2019, respectively.	(224,264)	(224,264)
General partner	224,264	224,264

	-	-

	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 24
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	402,018
Other assets	-	-

	$-	$402,018

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 issued and 2,150,053 and 2,150,053 outstanding at March 31, 2020 and 2019, respectively.	173,404	577,250
General partner	(173,404)	(175,232)

	-	402,018

	$-	$402,018

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

Series 25
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 issued and 3,016,809 and 3,016,809 outstanding at March 31, 2020 and 2019, respectively.	219,815	219,815
General partner	(219,815)	(219,815)

	-	-

	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 26
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	576,004	554,439
Other assets	-	-

	$576,004	$554,439

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 issued and 3,929,074 and 3,956,674 outstanding at March 31, 2020 and 2019, respectively.	888,586	867,237
General partner	(312,582)	(312,798)

	576,004	554,439

	$576,004	$554,439

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 27
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	6,500,234
Other assets	-	-

	$-	$6,500,234

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 issued and 2,431,350 and 2,431,350 outstanding at March 31, 2020 and 2019, respectively.	133,264	6,641,679
General partner	(133,264)	(141,445)

	-	6,500,234

	$-	$6,500,234

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 28
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	690,605
Other assets	-	-

	$-	$690,605

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 issued and 3,979,139 and 3,979,139 outstanding at March 31, 2020 and 2019, respectively.	275,140	965,536
General partner	(275,140)	(274,931)

	-	690,605

	$-	$690,605

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 29
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	157,446	196,944
Other assets	-	-

	$157,446	$196,944

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	3,105,875	3,076,835
Capital contributions payable	785	785

	3,106,660	3,077,620
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 issued and 3,923,225 and 3,942,925 outstanding at March 31, 2020 and 2019, respectively.	(2,581,075)	(2,513,222)
General partner	(368,139)	(367,454)

	(2,949,214)	(2,880,676)

	$157,446	$196,944

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

Series 30
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 issued and 2,621,200 and 2,621,200 outstanding at March 31, 2020 and 2019, respectively.	(883,119)	(883,119)
General partner	883,119	883,119

	-	-

	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 31
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	1,953,570
Other assets	-	25,000

	$-	$1,978,570

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	25,000

	-	25,000
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 issued and 4,375,757 and 4,375,757 outstanding at March 31, 2020 and 2019, respectively.	353,529	2,313,293
General partner	(353,529)	(359,723)

	-	1,953,570

	$-	$1,978,570

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 32
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	193,203	272,226
Other assets	-	-

	$193,203	$272,226

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	83,511	218,525
Capital contributions payable	-	1,229

	83,511	219,754
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 issued and 4,715,798 and 4,724,298 outstanding at March 31, 2020 and 2019, respectively.	514,959	458,311
General partner	(405,267)	(405,839)

	109,692	52,472

	$193,203	$272,226

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 33
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	561,941	236,612
Other assets	-	-

	$561,941	$236,612

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	1,099,287
Capital contributions payable	-	-

	-	1,099,287
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 issued and 2,606,833 and 2,621,433 outstanding at March 31, 2020 and 2019, respectively.	782,102	(628,268)
General partner	(220,161)	(234,407)

	561,941	(862,675)

	$561,941	$236,612

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 34
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	148,344	178,285
Other assets	-	-

	$148,344	$178,285

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,445,674	2,689,830
Capital contributions payable	-	-

	2,445,674	2,689,830
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 issued and 3,477,719 and 3,496,419 outstanding at March 31, 2020 and 2019, respectively.	(1,973,967)	(2,186,040)
General partner	(323,363)	(325,505)

	(2,297,330)	(2,511,545)

	$148,344	$178,285

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 35
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	4,395,774
Other assets	-	-

	$-	$4,395,774

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 issued and 3,277,913 and 3,277,913 outstanding at March 31, 2020 and 2019, respectively.	223,088	4,633,841
General partner	(223,088)	(238,067)

	-	4,395,774

	$-	$4,395,774

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 36
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	2,541,359
Other assets	-	-

	$-	$2,541,359

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$24,706
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	24,706
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,838 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,838 issued and 2,083,704 and 2,083,704 outstanding at March 31, 2020 and 2019, respectively.	148,221	2,670,150
General partner	(148,221)	(153,497)

	-	2,516,653

	$-	$2,541,359

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

Series 37
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 issued and 2,489,100 and 2,489,100 outstanding at March 31, 2020 and 2019, respectively.	205,359	205,359
General partner	(205,359)	(205,359)

	-	-

	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 38
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	1,499,106
Other assets	-	-

	$-	$1,499,106

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 issued and 2,536,200 and 2,536,200 outstanding at March 31, 2020 and 2019, respectively.	188,889	1,702,399
General partner	(188,889)	(203,293)

	-	1,499,106

	$-	$1,499,106

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

Series 39
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,151 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,151 issued and 2,288,351 and 2,288,351 outstanding at March 31, 2020 and 2019, respectively.	196,043	196,043
General partner	(196,043)	(196,043)

	-	-

	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 40
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	193,344
Other assets	-	-

	$-	$193,344

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$9,500
Accounts payable - affiliates	-	2,224,213
Capital contributions payable	-	102

	-	2,233,815
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 issued and 2,611,356 and 2,611,356 outstanding at March 31, 2020 and 2019, respectively.	216,900	(1,795,123)
General partner	(216,900)	(245,348)

	-	(2,040,471)

	$-	$193,344

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 41
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	352,239	246,214
Other assets	-	-

	$352,239	$246,214

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,647,829	2,513,609
Capital contributions payable	-	-

	2,647,829	2,513,609
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 issued and 2,867,676 and 2,872,426 outstanding at March 31, 2020 and 2019, respectively.	(2,023,466)	(1,995,553)
General partner	(272,124)	(271,842)

	(2,295,590)	(2,267,395)

	$352,239	$246,214

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 42
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,607,893	1,300,483
Other assets	11,300	11,300

	$1,619,193	$1,311,783

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	254	254

	254	254
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 issued and 2,716,362 and 2,722,862 outstanding at March 31, 2020 and 2019, respectively.	1,843,687	1,539,351
General partner	(224,748)	(227,822)

	1,618,939	1,311,529

	$1,619,193	$1,311,783

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 43
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,416,291	414,540
Other assets	-	-

	$1,416,291	$414,540

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	168,259
Capital contributions payable	-	-

	-	168,259
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 issued and 3,617,987 and 3,627,487 outstanding at March 31, 2020 and 2019, respectively.	1,723,649	565,339
General partner	(307,358)	(319,058)

	1,416,291	246,281

	$1,416,291	$414,540

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 44
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	321,693	113,020
Other assets	-	-

	$321,693	$113,020

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$4,000	$-
Accounts payable - affiliates	362,671	3,076,825
Capital contributions payable	-	-

	366,671	3,076,825
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,973 issued and 2,687,173 and 2,689,173 outstanding at March 31, 2020 and 2019, respectively.	192,920	(2,696,719)
General partner	(237,898)	(267,086)

	(44,978)	(2,963,805)

	$321,693	$113,020

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 45
	2020	2019
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	859,371	916,581
Other assets	-	-

	$859,371	$916,581

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$12,000	$516,110
Accounts payable - affiliates	2,351,836	2,334,349
Capital contributions payable	-	16,724

	2,363,836	2,867,183
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 issued and 3,996,467 and 4,007,167 outstanding at March 31, 2020 and 2019, respectively.	(1,135,758)	(1,577,434)
General partner	(368,707)	(373,168)

	(1,504,465)	(1,950,602)

	$859,371	$916,581

(continued)

Boston Capital Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2020 and 2019

	Series 46
	2020	2019
ASSETS
INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	427,684	321,175
Investments available-for-sale	-	-
Other assets	3,788	3,788

	$431,472	$324,963

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,110,382	1,901,186
Capital contributions payable	-	-

	2,110,382	1,901,186
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 issued to the assignees at March 31, 2020 and 2019	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 issued and 2,965,635 and 2,965,635 outstanding at March 31, 2020 and 2019, respectively.	(1,399,379)	(1,297,719)
General partner	(279,531)	(278,504)

	(1,678,910)	(1,576,223)

	$431,472	$324,963

(see notes to financial statements)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

Years ended March 31, 2020 and 2019

	Total
	2020	2019
Income
Interest income	$265,252	$228,001
Miscellaneous	306,779	710,126

	572,031	938,127

Gain on sale of operating limited partnerships	15,973,739	3,799,238

Expenses and loss
Fund management fee	1,102,092	1,548,223
General and administrative expenses	795,878	622,699
Professional fees	377,163	491,555

	2,275,133	2,662,477

NET INCOME (LOSS)	$14,270,637	$2,074,888

Net income (loss) allocated to general partner	$142,706	$20,751

Net income (loss) allocated to limited partners	$14,127,931	$2,054,137

Net income (loss) per BAC	$0.17	$0.02

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 20
	2020	2019
Income
Interest income	$-	$1,340
Miscellaneous	-	-

	-	1,340

Gain on sale of operating limited partnerships	-	197,337

Expenses and loss
Fund management fee	-	7,369
General and administrative expenses	-	47,828
Professional fees	-	14,501

	-	69,698

NET INCOME (LOSS)	$-	$128,979

Net income (loss) allocated to general partner	$-	$1,290

Net income (loss) allocated to limited partners	$-	$127,689

Net income (loss) per BAC	$-	$0.03

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

Series 21
	2020	2019
Income
Interest income	$-	$-
Miscellaneous	-	-

	-	-

Gain on sale of operating limited partnerships	-	-

Expenses and loss
Fund management fee	-	-
General and administrative expenses	-	-
Professional fees	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to limited partners	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 22
	2020	2019
Income
Interest income	$-	$1,579
Miscellaneous	-	-

	-	1,579

Gain on sale of operating limited partnerships	-	38,000

Expenses and loss
Fund management fee	-	18,778
General and administrative expenses	-	45,494
Professional fees	-	13,451

	-	77,723

NET INCOME (LOSS)	$-	$(38,144)

Net income (loss) allocated to general partner	$-	$(381)

Net income (loss) allocated to limited partners	$-	$(37,763)

Net income (loss) per BAC	$-	$(0.01)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 23
	2020	2019
Income
Interest income	$-	$2,045
Miscellaneous	-	3,955

	-	6,000

Gain on sale of operating limited partnerships	-	43,500

Expenses and loss
Fund management fee	-	13,062
General and administrative expenses	-	48,108
Professional fees	-	15,332

	-	76,502

NET INCOME (LOSS)	$-	$(27,002)

Net income (loss) allocated to general partner	$-	$(270)

Net income (loss) allocated to limited partners	$-	$(26,732)

Net income (loss) per BAC	$-	$(0.01)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 24
	2020	2019
Income
Interest income	$2,719	$2,601
Miscellaneous	1,680	582

	4,399	3,183

Gain on sale of operating limited partnerships	278,516	23,678

Expenses and loss
Fund management fee	26,041	39,414
General and administrative expenses	58,465	18,012
Professional fees	15,614	15,929

	100,120	73,355

NET INCOME (LOSS)	$182,795	$(46,494)

Net income (loss) allocated to general partner	$1,828	$(465)

Net income (loss) allocated to limited partners	$180,967	$(46,029)

Net income (loss) per BAC	$0.08	$(0.02)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

Series 25
	2020	2019
Income
Interest income	$-	$-
Miscellaneous	-	-

	-	-

Gain on sale of operating limited partnerships	-	-

Expenses and loss
Fund management fee	-	-
General and administrative expenses	-	-
Professional fees	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to limited partners	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 26
	2020	2019
Income
Interest income	$6,567	$4,338
Miscellaneous	420	420

	6,987	4,758

Gain on sale of operating limited partnerships	109,433	10,500

Expenses and loss
Fund management fee	44,474	56,423
General and administrative expenses	31,347	23,367
Professional fees	19,034	23,287

	94,855	103,077

NET INCOME (LOSS)	$21,565	$(87,819)

Net income (loss) allocated to general partner	$216	$(878)

Net income (loss) allocated to limited partners	$21,349	$(86,941)

Net income (loss) per BAC	$0.01	$(0.02)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 27
	2020	2019
Income
Interest income	$54,890	$64,068
Miscellaneous	15,472	6,666

	70,362	70,734

Gain on sale of operating limited partnerships	856,766	-

Expenses and loss
Fund management fee	14,620	18,160
General and administrative expenses	80,756	18,079
Professional fees	13,626	23,231

	109,002	59,470

NET INCOME (LOSS)	$818,126	$11,264

Net income (loss) allocated to general partner	$8,181	$113

Net income (loss) allocated to limited partners	$809,945	$11,151

Net income (loss) per BAC	$0.33	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 28
	2020	2019
Income
Interest income	$4,896	$4,539
Miscellaneous	446	446

	5,342	4,985

Gain on sale of operating limited partnerships	73,248	8,500

Expenses and loss
Fund management fee	18,112	28,732
General and administrative expenses	66,024	21,607
Professional fees	15,367	15,105

	99,503	65,444

NET INCOME (LOSS)	$(20,913)	$(51,959)

Net income (loss) allocated to general partner	$(209)	$(520)

Net income (loss) allocated to limited partners	$(20,704)	$(51,439)

Net income (loss) per BAC	$(0.01)	$(0.01)

(Continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 29
	2020	2019
Income
Interest income	$2,933	$4,386
Miscellaneous	-	-

	2,933	4,386

Gain on sale of operating limited partnerships	-	123,094

Expenses and loss
Fund management fee	24,474	29,675
General and administrative expenses	28,485	22,529
Professional fees	18,512	17,920

	71,471	70,124

NET INCOME (LOSS)	$(68,538)	$57,356

Net income (loss) allocated to general partner	$(685)	$574

Net income (loss) allocated to limited partners	$(67,853)	$56,782

Net income (loss) per BAC	$(0.02)	$0.01

(Continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 30
	2020	2019
Income
Interest income	$-	$2,269
Miscellaneous	-	2,049

	-	4,318

Gain on sale of operating limited partnerships	-	195,182

Expenses and loss
Fund management fee	-	18,242
General and administrative expenses	-	47,855
Professional fees	-	18,592

	-	84,689

NET INCOME (LOSS)	$-	$114,811

Net income (loss) allocated to general partner	$-	$1,148

Net income (loss) allocated to limited partners	$-	$113,663

Net income (loss) per BAC	$-	$0.04

(Continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 31
	2020	2019
Income
Interest income	$18,039	$20,487
Miscellaneous	-	476

	18,039	20,963

Gain on sale of operating limited partnerships	619,800	105,794

Expenses and loss
Fund management fee	(66,518)	56,654
General and administrative expenses	63,777	22,190
Professional fees	21,208	24,729

	18,467	103,573

NET INCOME (LOSS)	$619,372	$23,184

Net income (loss) allocated to general partner	$6,194	$232

Net income (loss) allocated to limited partners	$613,178	$22,952

Net income (loss) per BAC	$0.14	$0.01

(Continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 32
	2020	2019
Income
Interest income	$4,160	$1,950
Miscellaneous	4,320	-

	8,480	1,950

Gain on sale of operating limited partnerships	159,553	539,088

Expenses and loss
Fund management fee	61,518	79,969
General and administrative expenses	30,921	22,901
Professional fees	18,374	23,228

	110,813	126,098

NET INCOME (LOSS)	$57,220	$414,940

Net income (loss) allocated to general partner	$572	$4,149

Net income (loss) allocated to limited partners	$56,648	$410,791

Net income (loss) per BAC	$0.01	$0.09

(Continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 33
	2020	2019
Income
Interest income	$5,737	$3,764
Miscellaneous	14,427	2,536

	20,164	6,300

Gain on sale of operating limited partnerships	1,469,594	-

Expenses and loss
Fund management fee	25,268	34,602
General and administrative expenses	22,843	17,615
Professional fees	17,031	15,836

	65,142	68,053

NET INCOME (LOSS)	$1,424,616	$(61,753)

Net income (loss) allocated to general partner	$14,246	$(618)

Net income (loss) allocated to limited partners	$1,410,370	$(61,135)

Net income (loss) per BAC	$0.54	$(0.02)

(Continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 34
	2020	2019
Income
Interest income	$4,656	$2,877
Miscellaneous	2,100	8,542

	6,756	11,419

Gain on sale of operating limited partnerships	284,500	-

Expenses and loss
Fund management fee	37,344	43,262
General and administrative expenses	24,773	19,976
Professional fees	14,924	14,195

	77,041	77,433

NET INCOME (LOSS)	$214,215	$(66,014)

Net income (loss) allocated to general partner	$2,142	$(660)

Net income (loss) allocated to limited partners	$212,073	$(65,354)

Net income (loss) per BAC	$0.06	$(0.02)

(Continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 35
	2020	2019
Income
Interest income	$34,037	$35,588
Miscellaneous	5,963	-

	40,000	35,588

Gain on sale of operating limited partnerships	1,555,642	-

Expenses and loss
Fund management fee	25,535	29,412
General and administrative expenses	58,889	19,453
Professional fees	13,305	19,255

	97,729	68,120

NET INCOME (LOSS)	$1,497,913	$(32,532)

Net income (loss) allocated to general partner	$14,979	$(325)

Net income (loss) allocated to limited partners	$1,482,934	$(32,207)

Net income (loss) per BAC	$0.45	$(0.01)

(Continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 36
	2020	2019
Income
Interest income	$26,478	$22,941
Miscellaneous	-	338,195

	26,478	361,136

Gain on sale of operating limited partnerships	581,982	253,104

Expenses and loss
Fund management fee	10,650	16,050
General and administrative expenses	56,198	16,373
Professional fees	13,973	40,214

	80,821	72,637

NET INCOME (LOSS)	$527,639	$541,603

Net income (loss) allocated to general partner	$5,276	$5,416

Net income (loss) allocated to limited partners	$522,363	$536,187

Net income (loss) per BAC	$0.25	$0.26

(Continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 37
	2020	2019
Income
Interest income	$-	$1,784
Miscellaneous	-	21,485

	-	23,269

Gain on sale of operating limited partnerships	-	1,062,375

Expenses and loss
Fund management fee	-	5,562
General and administrative expenses	-	50,977
Professional fees	-	13,306

	-	69,845

NET INCOME (LOSS)	$-	$1,015,799

Net income (loss) allocated to general partner	$-	$10,158

Net income (loss) allocated to limited partners	$-	$1,005,641

Net income (loss) per BAC	$-	$0.40

(Continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 38
	2020	2019
Income
Interest income	$19,192	$6,775
Miscellaneous	5,700	99,785

	24,892	106,560

Gain on sale of operating limited partnerships	1,506,757	7,000

Expenses and loss
Fund management fee	19,065	55,977
General and administrative expenses	57,561	17,423
Professional fees	14,670	14,965

	91,296	88,365

NET INCOME (LOSS)	$1,440,353	$25,195

Net income (loss) allocated to general partner	$14,404	$252

Net income (loss) allocated to limited partners	$1,425,949	$24,943

Net income (loss) per BAC	$0.56	$0.01

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

Series 39
	2020	2019
Income
Interest income	$-	$-
Miscellaneous	-	-

	-	-

Gain on sale of operating limited partnerships	-	-

Expenses and loss
Fund management fee	-	-
General and administrative expenses	-	-
Professional fees	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to limited partners	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 40
	2020	2019
Income
Interest income	$3,050	$3,080
Miscellaneous	6,639	1,750

	9,689	4,830

Gain on sale of operating limited partnerships	2,962,474	62,144

Expenses and loss
Fund management fee	44,930	88,588
General and administrative expenses	62,999	18,220
Professional fees	19,462	18,807

	127,391	125,615

NET INCOME (LOSS)	$2,844,772	$(58,641)

Net income (loss) allocated to general partner	$28,448	$(586)

Net income (loss) allocated to limited partners	$2,816,324	$(58,055)

Net income (loss) per BAC	$1.08	$(0.02)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 41
	2020	2019
Income
Interest income	$4,178	$4,288
Miscellaneous	90,119	37,141

	94,297	41,429

Gain on sale of operating limited partnerships	28,040	14,000

Expenses and loss
Fund management fee	104,865	124,099
General and administrative expenses	24,048	19,904
Professional fees	21,619	26,367

	150,532	170,370

NET INCOME (LOSS)	$(28,195)	$(114,941)

Net income (loss) allocated to general partner	$(282)	$(1,149)

Net income (loss) allocated to limited partners	$(27,913)	$(113,792)

Net income (loss) per BAC	$(0.01)	$(0.04)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 42
	2020	2019
Income
Interest income	$19,135	$16,579
Miscellaneous	28,068	20,889

	47,203	37,468

Gain on sale of operating limited partnerships	401,094	54,322

Expenses and loss
Fund management fee	88,768	75,480
General and administrative expenses	22,965	18,843
Professional fees	29,154	24,001

	140,887	118,324

NET INCOME (LOSS)	$307,410	$(26,534)

Net income (loss) allocated to general partner	$3,074	$(265)

Net income (loss) allocated to limited partners	$304,336	$(26,269)

Net income (loss) per BAC	$0.11	$(0.01)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 43
	2020	2019
Income
Interest income	$18,852	$6,307
Miscellaneous	13,834	56,489

	32,686	62,796

Gain on sale of operating limited partnerships	1,277,506	428,020

Expenses and loss
Fund management fee	86,976	109,543
General and administrative expenses	26,475	21,913
Professional fees	26,731	25,770

	140,182	157,226

NET INCOME (LOSS)	$1,170,010	$333,590

Net income (loss) allocated to general partner	$11,700	$3,336

Net income (loss) allocated to limited partners	$1,158,310	$330,254

Net income (loss) per BAC	$0.32	$0.09

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 44
	2020	2019
Income
Interest income	$17,407	$680
Miscellaneous	13,844	14,613

	31,251	15,293

Gain on sale of operating limited partnerships	3,092,325	-

Expenses and loss
Fund management fee	164,570	197,934
General and administrative expenses	22,671	18,558
Professional fees	17,508	16,485

	204,749	232,977

NET INCOME (LOSS)	$2,918,827	$(217,684)

Net income (loss) allocated to general partner	$29,188	$(2,177)

Net income (loss) allocated to limited partners	$2,889,639	$(215,507)

Net income (loss) per BAC	$1.08	$(0.08)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 45
	2020	2019
Income
Interest income	$12,705	$9,487
Miscellaneous	42,743	46,667

	55,448	56,154

Gain on sale of operating limited partnerships	673,509	633,600

Expenses and loss
Fund management fee	209,608	216,587
General and administrative expenses	31,455	24,933
Professional fees	41,757	36,130

	282,820	277,650

NET INCOME (LOSS)	$446,137	$412,104

Net income (loss) allocated to general partner	$4,461	$4,121

Net income (loss) allocated to limited partners	$441,676	$407,983

Net income (loss) per BAC	$0.11	$0.10

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 46
	2020	2019
Income
Interest income	$5,621	$4,249
Miscellaneous	61,004	47,440

	66,625	51,689

Gain on sale of operating limited partnerships	43,000	-

Expenses and loss
Fund management fee	161,792	184,649
General and administrative expenses	25,226	20,541
Professional fees	25,294	20,919

	212,312	226,109

NET INCOME (LOSS)	$(102,687)	$(174,420)

Net income (loss) allocated to general partner	$(1,027)	$(1,744)

Net income (loss) allocated to limited partners	$(101,660)	$(172,676)

Net income (loss) per BAC	$(0.03)	$(0.06)

(see notes to financial statements)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2020 and 2019

Total	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$2,931,035	$(6,008,922)	$(3,077,887)

Contributions	-	5,403,788	5,403,788

Distributions	(1,328,390)	(3,110)	(1,331,500)

Net income (loss)	2,054,137	20,751	2,074,888

Partners’ capital (deficit), March 31, 2019	3,656,782	(587,493)	3,069,289

Contributions	-	-	-
	-	-
Distributions	(23,827,546)	-	(23,827,546)

Net income (loss)	14,127,931	142,706	14,270,637

Partners’ capital (deficit), March 31, 2020	$(6,042,833)	$(444,787)	$(6,487,620)

Series 20	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$(882,456)	$(320,280)	$(1,202,736)

Contributions	-	1,073,757	1,073,757

Distributions	-	-	-

Net income (loss)	127,689	1,290	128,979

Partners’ capital (deficit), March 31, 2019	(754,767)	754,767	-

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2020	$(754,767)	$754,767	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2020 and 2019

Series 21	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$(898,231)	$898,231	$-

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2019	(898,231)	898,231	-

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2020	$(898,231)	$898,231	$-

Series 22	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$(2,410,599)	$(245,646)	$(2,656,245)

Contributions	-	2,694,389	2,694,389

Distributions	-	-	-

Net income (loss)	(37,763)	(381)	(38,144)

Partners’ capital (deficit), March 31, 2019	(2,448,362)	2,448,362	-

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2020	$(2,448,362)	$2,448,362	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2020 and 2019

Series 23	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$(197,532)	$(289,719)	$(487,251)

Contributions	-	514,253	514,253

Distributions	-	-	-

Net income (loss)	(26,732)	(270)	(27,002)

Partners’ capital (deficit), March 31, 2019	(224,264)	224,264	-

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2020	$(224,264)	$224,264	$-

Series 24	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$623,279	$(174,767)	$448,512

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(46,029)	(465)	(46,494)

Partners’ capital (deficit), March 31, 2019	577,250	(175,232)	402,018

Contributions	-	-	-

Distributions	(584,813)	-	(584,813)

Net income (loss)	180,967	1,828	182,795

Partners’ capital (deficit), March 31, 2020	$173,404	$(173,404)	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2020 and 2019

Series 25	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$219,815	$(219,815)	$-

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2019	219,815	(219,815)	-

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2020	$219,815	$(219,815)	$-

Series 26	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$954,178	$(311,920)	$642,258

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(86,941)	(878)	(87,819)

Partners’ capital (deficit), March 31, 2019	867,237	(312,798)	554,439

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	21,349	216	21,565

Partners’ capital (deficit), March 31, 2020	$888,586	$(312,582)	$576,004

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2020 and 2019

Series 27	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$6,938,381	$(138,448)	$6,799,933

Contributions	-	-	-

Distributions	(307,853)	(3,110)	(310,963)

Net income (loss)	11,151	113	11,264

Partners’ capital (deficit), March 31, 2019	6,641,679	(141,445)	6,500,234

Contributions	-	-	-

Distributions	(7,318,360)	-	(7,318,360)

Net income (loss)	809,945	8,181	818,126

Partners’ capital (deficit), March 31, 2020	$133,264	$(133,264)	$-

Series 28	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$1,016,975	$(274,411)	$742,564

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(51,439)	(520)	(51,959)

Partners’ capital (deficit), March 31, 2019	965,536	(274,931)	690,605

Contributions	-	-	-

Distributions	(669,692)	-	(669,692)

Net income (loss)	(20,704)	(209)	(20,913)

Partners’ capital (deficit), March 31, 2020	$275,140	$(275,140)	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2020 and 2019

Series 29	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$(2,570,004)	$(368,028)	$(2,938,032)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	56,782	574	57,356

Partners’ capital (deficit), March 31, 2019	(2,513,222)	(367,454)	(2,880,676)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(67,853)	(685)	(68,538)

Partners’ capital (deficit), March 31, 2020	$(2,581,075)	$(368,139)	$(2,949,214)

Series 30	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$(996,782)	$(239,418)	$(1,236,200)

Contributions	-	1,121,389	1,121,389

Distributions	-	-	-

Net income (loss)	113,663	1,148	114,811

Partners’ capital (deficit), March 31, 2019	(883,119)	883,119	-

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2020	$(883,119)	$883,119	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2020 and 2019

Series 31	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$2,290,341	$(359,955)	$1,930,386

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	22,952	232	23,184

Partners’ capital (deficit), March 31, 2019	2,313,293	(359,723)	1,953,570

Contributions	-	-	-

Distributions	(2,572,942)	-	(2,572,942)

Net income (loss)	613,178	6,194	619,372

Partners’ capital (deficit), March 31, 2020	$353,529	$(353,529)	$-

Series 32	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$47,520	$(409,988)	$(362,468)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	410,791	4,149	414,940

Partners’ capital (deficit), March 31, 2019	458,311	(405,839)	52,472

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	56,648	572	57,220

Partners’ capital (deficit), March 31, 2020	$514,959	$(405,267)	$109,692

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2020 and 2019

Series 33	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$(567,133)	$(233,789)	$(800,922)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(61,135)	(618)	(61,753)

Partners’ capital (deficit), March 31, 2019	(628,268)	(234,407)	(862,675)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	1,410,370	14,246	1,424,616

Partners’ capital (deficit), March 31, 2020	$782,102	$(220,161)	$561,941

Series 34	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$(2,120,686)	$(324,845)	$(2,445,531)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(65,354)	(660)	(66,014)

Partners’ capital (deficit), March 31, 2019	(2,186,040)	(325,505)	(2,511,545)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	212,073	2,142	214,215

Partners’ capital (deficit), March 31, 2020	$(1,973,967)	$(323,363)	$(2,297,330)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2020 and 2019

Series 35	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$4,666,048	$(237,742)	$4,428,306

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(32,207)	(325)	(32,532)

Partners’ capital (deficit), March 31, 2019	4,633,841	(238,067)	4,395,774

Contributions	-	-	-

Distributions	(5,893,687)	-	(5,893,687)

Net income (loss)	1,482,934	14,979	1,497,913

Partners’ capital (deficit), March 31, 2020	$223,088	$(223,088)	$-

Series 36	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$2,133,963	$(158,913)	$1,975,050

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	536,187	5,416	541,603

Partners’ capital (deficit), March 31, 2019	2,670,150	(153,497)	2,516,653

Contributions	-	-	-

Distributions	(3,044,292)	-	(3,044,292)

Net income (loss)	522,363	5,276	527,639

Partners’ capital (deficit), March 31, 2020	$148,221	$(148,221)	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2020 and 2019

Series 37	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$220,255	$(215,517)	$4,738

Contributions	-	-	-

Distributions	(1,020,537)	-	(1,020,537)

Net income (loss)	1,005,641	10,158	1,015,799

Partners’ capital (deficit), March 31, 2019	205,359	(205,359)	-

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2020	$205,359	$(205,359)	$-

Series 38	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$1,677,456	$(203,545)	$1,473,911

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	24,943	252	25,195

Partners’ capital (deficit), March 31, 2019	1,702,399	(203,293)	1,499,106

Contributions	-	-	-

Distributions	(2,939,459)	-	(2,939,459)

Net income (loss)	1,425,949	14,404	1,440,353

Partners’ capital (deficit), March 31, 2020	$188,889	$(188,889)	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2020 and 2019

Series 39	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$196,043	$(196,043)	$-

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2019	196,043	(196,043)	-

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2020	$196,043	$(196,043)	$-

Series 40	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$(1,737,068)	$(244,762)	$(1,981,830)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(58,055)	(586)	(58,641)

Partners’ capital (deficit), March 31, 2019	(1,795,123)	(245,348)	(2,040,471)

Contributions	-	-	-

Distributions	(804,301)	-	(804,301)

Net income (loss)	2,816,324	28,448	2,844,772

Partners’ capital (deficit), March 31, 2020	$216,900	$(216,900)	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2020 and 2019

Series 41	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$(1,881,761)	$(270,693)	$(2,152,454)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(113,792)	(1,149)	(114,941)

Partners’ capital (deficit), March 31, 2019	(1,995,553)	(271,842)	(2,267,395)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(27,913)	(282)	(28,195)

Partners’ capital (deficit), March 31, 2020	$(2,023,466)	$(272,124)	$(2,295,590)

Series 42	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$1,565,620	$(227,557)	$1,338,063

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(26,269)	(265)	(26,534)

Partners’ capital (deficit), March 31, 2019	1,539,351	(227,822)	1,311,529

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	304,336	3,074	307,410

Partners’ capital (deficit), March 31, 2020	$1,843,687	$(224,748)	$1,618,939

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2020 and 2019

Series 43	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$235,085	$(322,394)	$(87,309)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	330,254	3,336	333,590

Partners’ capital (deficit), March 31, 2019	565,339	(319,058)	246,281

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	1,158,310	11,700	1,170,010

Partners’ capital (deficit), March 31, 2020	$1,723,649	$(307,358)	$1,416,291

Series 44	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$(2,481,212)	$(264,909)	$(2,746,121)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(215,507)	(2,177)	(217,684)

Partners’ capital (deficit), March 31, 2019	(2,696,719)	(267,086)	(2,963,805)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	2,889,639	29,188	2,918,827

Partners’ capital (deficit), March 31, 2020	$192,920	$(237,898)	$(44,978)

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2020 and 2019

Series 45	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$(1,985,417)	$(377,289)	$(2,362,706)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	407,983	4,121	412,104

Partners’ capital (deficit), March 31, 2019	(1,577,434)	(373,168)	(1,950,602)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	441,676	4,461	446,137

Partners’ capital (deficit), March 31, 2020	$(1,135,758)	$(368,707)	$(1,504,465)

Series 46	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2018	$(1,125,043)	$(276,760)	$(1,401,803)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(172,676)	(1,744)	(174,420)

Partners’ capital (deficit), March 31, 2019	(1,297,719)	(278,504)	(1,576,223)

Contributions	-	-	-

Distributions	-	-	-

Net income (loss)	(101,660)	(1,027)	(102,687)

Partners’ capital (deficit), March 31, 2020	$(1,399,379)	$(279,531)	$(1,678,910)

(see notes to financial statements)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

Years ended March 31, 2020 and 2019

	Total
	2020	2019
Cash flows from operating activities
Net income (loss)	$14,270,637	$2,074,888
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(15,973,739)	(3,799,238)
Changes in assets and liabilities
Accounts payable and accrued expenses	(534,316)	(104,357)
Accounts payable - affiliates	(6,195,140)	(4,788,567)

Net cash provided by (used in) operating activities	(8,432,558)	(6,617,274)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	15,955,684	3,666,586

Net cash provided by investing activities	15,955,684	3,666,586

Cash flows from financing activities
Distributions	(23,827,546)	(1,331,500)

Net cash used in financing activities	(23,827,546)	(1,331,500)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(16,304,420)	(4,282,188)

Cash and cash equivalents, beginning	22,926,529	27,208,717

Cash and cash equivalents, ending	$6,622,109	$22,926,529

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$5,403,788

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$25,000	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 20
	2020	2019
Cash flows from operating activities
Net income (loss)	$-	$128,979
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(197,337)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	(370,966)

Net cash provided by (used in) operating activities	-	(439,324)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	197,337

Net cash provided by investing activities	-	197,337

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	(241,987)

Cash and cash equivalents, beginning	-	241,987

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$1,073,757

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

Series 21
	2020	2019
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	-
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 22
	2020	2019
Cash flows from operating activities
Net income (loss)	$-	$(38,144)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(38,000)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	(183,720)

Net cash provided by (used in) operating activities	-	(259,864)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	38,000

Net cash provided by investing activities	-	38,000

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	(221,864)

Cash and cash equivalents, beginning	-	221,864

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$2,694,389

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 23
	2020	2019
Cash flows from operating activities
Net income (loss)	$-	$(27,002)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(43,500)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	(419,134)

Net cash provided by (used in) operating activities	-	(489,636)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	43,500

Net cash provided by investing activities	-	43,500

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	(446,136)

Cash and cash equivalents, beginning	-	446,136

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$514,253

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 24
	2020	2019
Cash flows from operating activities
Net income (loss)	$182,795	$(46,494)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(278,516)	(23,678)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	(5,000)
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(95,721)	(75,172)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	278,516	23,678

Net cash provided by investing activities	278,516	23,678

Cash flows from financing activities
Distributions	(584,813)	-

Net cash used in financing activities	(584,813)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(402,018)	(51,494)

Cash and cash equivalents, beginning	402,018	453,512

Cash and cash equivalents, ending	$-	$402,018

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

Series 25
	2020	2019
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	-
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 26
	2020	2019
Cash flows from operating activities
Net income (loss)	$21,565	$(87,819)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(109,433)	(10,500)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(87,868)	(98,319)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	109,433	10,500

Net cash provided by investing activities	109,433	10,500

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	21,565	(87,819)

Cash and cash equivalents, beginning	554,439	642,258

Cash and cash equivalents, ending	$576,004	$554,439

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 27
	2020	2019
Cash flows from operating activities
Net income (loss)	$818,126	$11,264
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(856,766)	-
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(38,640)	11,264

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	856,766	-

Net cash provided by investing activities	856,766	-

Cash flows from financing activities
Distributions	(7,318,360)	(310,963)

Net cash used in financing activities	(7,318,360)	(310,963)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(6,500,234)	(299,699)

Cash and cash equivalents, beginning	6,500,234	6,799,933

Cash and cash equivalents, ending	$-	$6,500,234

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 28
	2020	2019
Cash flows from operating activities
Net income (loss)	$(20,913)	$(51,959)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(73,248)	(8,500)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(94,161)	(60,459)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	73,248	8,500

Net cash provided by investing activities	73,248	8,500

Cash flows from financing activities
Distributions	(669,692)	-

Net cash used in financing activities	(669,692)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(690,605)	(51,959)

Cash and cash equivalents, beginning	690,605	742,564

Cash and cash equivalents, ending	$-	$690,605

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 29
	2020	2019
Cash flows from operating activities
Net income (loss)	$(68,538)	$57,356
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(123,094)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	29,040	(482,726)

Net cash provided by (used in) operating activities	(39,498)	(548,464)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	122,994

Net cash provided by investing activities	-	122,994

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(39,498)	(425,470)

Cash and cash equivalents, beginning	196,944	622,414

Cash and cash equivalents, ending	$157,446	$196,944

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 30
	2020	2019
Cash flows from operating activities
Net income (loss)	$-	$114,811
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(195,182)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	(3,500)
Accounts payable - affiliates	-	(499,568)

Net cash provided by (used in) operating activities	-	(583,439)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	130,006

Net cash provided by investing activities	-	130,006

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	(453,433)

Cash and cash equivalents, beginning	-	453,433

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$1,121,389

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 31
	2020	2019
Cash flows from operating activities
Net income (loss)	$619,372	$23,184
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(619,800)	(105,794)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(428)	(82,610)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	619,800	64,500

Net cash provided by investing activities	619,800	64,500

Cash flows from financing activities
Distributions	(2,572,942)	-

Net cash used in financing activities	(2,572,942)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,953,570)	(18,110)

Cash and cash equivalents, beginning	1,953,570	1,971,680

Cash and cash equivalents, ending	$-	$1,953,570

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$25,000	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 32
	2020	2019
Cash flows from operating activities
Net income (loss)	$57,220	$414,940
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(159,553)	(539,088)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(135,014)	(706,411)

Net cash provided by (used in) operating activities	(237,347)	(830,559)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	158,324	539,088

Net cash provided by investing activities	158,324	539,088

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(79,023)	(291,471)

Cash and cash equivalents, beginning	272,226	563,697

Cash and cash equivalents, ending	$193,203	$272,226

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 33
	2020	2019
Cash flows from operating activities
Net income (loss)	$1,424,616	$(61,753)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(1,469,594)	-
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(1,099,287)	(153,668)

Net cash provided by (used in) operating activities	(1,144,265)	(215,421)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,469,594	-

Net cash provided by investing activities	1,469,594	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	325,329	(215,421)

Cash and cash equivalents, beginning	236,612	452,033

Cash and cash equivalents, ending	$561,941	$236,612

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 34
	2020	2019
Cash flows from operating activities
Net income (loss)	$214,215	$(66,014)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(284,500)	-
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(244,156)	(150,538)

Net cash provided by (used in) operating activities	(314,441)	(216,552)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	284,500	-

Net cash provided by investing activities	284,500	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(29,941)	(216,552)

Cash and cash equivalents, beginning	178,285	394,837

Cash and cash equivalents, ending	$148,344	$178,285

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 35
	2020	2019
Cash flows from operating activities
Net income (loss)	$1,497,913	$(32,532)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(1,555,642)	-
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(57,729)	(32,532)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,555,642	-

Net cash provided by investing activities	1,555,642	-

Cash flows from financing activities
Distributions	(5,893,687)	-

Net cash used in financing activities	(5,893,687)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(4,395,774)	(32,532)

Cash and cash equivalents, beginning	4,395,774	4,428,306

Cash and cash equivalents, ending	$-	$4,395,774

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 36
	2020	2019
Cash flows from operating activities
Net income (loss)	$527,639	$541,603
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(581,982)	(253,104)
Changes in assets and liabilities
Accounts payable and accrued expenses	(24,706)	(106,294)
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(79,049)	182,205

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	581,982	253,104

Net cash provided by investing activities	581,982	253,104

Cash flows from financing activities
Distributions	(3,044,292)	-

Net cash used in financing activities	(3,044,292)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,541,359)	435,309

Cash and cash equivalents, beginning	2,541,359	2,106,050

Cash and cash equivalents, ending	$-	$2,541,359

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 37
	2020	2019
Cash flows from operating activities
Net income (loss)	$-	$1,015,799
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(1,062,375)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	(513,149)

Net cash provided by (used in) operating activities	-	(559,725)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	1,062,375

Net cash provided by investing activities	-	1,062,375

Cash flows from financing activities
Distributions	-	(1,020,537)

Net cash used in financing activities	-	(1,020,537)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	(517,887)

Cash and cash equivalents, beginning	-	517,887

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 38
	2020	2019
Cash flows from operating activities
Net income (loss)	$1,440,353	$25,195
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(1,506,757)	(7,000)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	(18,234)

Net cash provided by (used in) operating activities	(66,404)	(39)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,506,757	7,000

Net cash provided by investing activities	1,506,757	7,000

Cash flows from financing activities
Distributions	(2,939,459)	-

Net cash used in financing activities	(2,939,459)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,499,106)	6,961

Cash and cash equivalents, beginning	1,499,106	1,492,145

Cash and cash equivalents, ending	$-	$1,499,106

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

Series 39
	2020	2019
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	-
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 40
	2020	2019
Cash flows from operating activities
Net income (loss)	$2,844,772	$(58,641)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(2,962,474)	(62,144)
Changes in assets and liabilities
Accounts payable and accrued expenses	(9,500)	9,500
Accounts payable - affiliates	(2,224,213)	(188,856)

Net cash provided by (used in) operating activities	(2,351,415)	(300,141)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	2,962,372	62,144

Net cash provided by investing activities	2,962,372	62,144

Cash flows from financing activities
Distributions	(804,301)	-

Net cash used in financing activities	(804,301)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(193,344)	(237,997)

Cash and cash equivalents, beginning	193,344	431,341

Cash and cash equivalents, ending	$-	$193,344

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 41
	2020	2019
Cash flows from operating activities
Net income (loss)	$(28,195)	$(114,941)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(28,040)	(14,000)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	134,220	(379,997)

Net cash provided by (used in) operating activities	77,985	(508,938)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	28,040	14,000

Net cash provided by investing activities	28,040	14,000

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	106,025	(494,938)

Cash and cash equivalents, beginning	246,214	741,152

Cash and cash equivalents, ending	$352,239	$246,214

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 42
	2020	2019
Cash flows from operating activities
Net income (loss)	$307,410	$(26,534)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(401,094)	(54,322)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(93,684)	(80,856)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	401,094	54,322

Net cash provided by investing activities	401,094	54,322

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	307,410	(26,534)

Cash and cash equivalents, beginning	1,300,483	1,327,017

Cash and cash equivalents, ending	$1,607,893	$1,300,483

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 43
	2020	2019
Cash flows from operating activities
Net income (loss)	$1,170,010	$333,590
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(1,277,506)	(428,020)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(168,259)	(747,332)

Net cash provided by (used in) operating activities	(275,755)	(841,762)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,277,506	401,938

Net cash provided by investing activities	1,277,506	401,938

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,001,751	(439,824)

Cash and cash equivalents, beginning	414,540	854,364

Cash and cash equivalents, ending	$1,416,291	$414,540

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 44
	2020	2019
Cash flows from operating activities
Net income (loss)	$2,918,827	$(217,684)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(3,092,325)	-
Changes in assets and liabilities
Accounts payable and accrued expenses	4,000	-
Accounts payable - affiliates	(2,714,154)	246,698

Net cash provided by (used in) operating activities	(2,883,652)	29,014

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	3,092,325	-

Net cash provided by investing activities	3,092,325	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	208,673	29,014

Cash and cash equivalents, beginning	113,020	84,006

Cash and cash equivalents, ending	$321,693	$113,020

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 45
	2020	2019
Cash flows from operating activities
Net income (loss)	$446,137	$412,104
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(673,509)	(633,600)
Changes in assets and liabilities
Accounts payable and accrued expenses	(504,110)	937
Accounts payable - affiliates	17,487	(250,162)

Net cash provided by (used in) operating activities	(713,995)	(470,721)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	656,785	633,600

Net cash provided by investing activities	656,785	633,600

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(57,210)	162,879

Cash and cash equivalents, beginning	916,581	753,702

Cash and cash equivalents, ending	$859,371	$916,581

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2020 and 2019

	Series 46
	2020	2019
Cash flows from operating activities
Net income (loss)	$(102,687)	$(174,420)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(43,000)	-
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	209,196	29,196

Net cash provided by (used in) operating activities	63,509	(145,224)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	43,000	-

Net cash provided by investing activities	43,000	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	106,509	(145,224)

Cash and cash equivalents, beginning	321,175	466,399

Cash and cash equivalents, ending	$427,684	$321,175

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(see notes to financial statements)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2020 and 2019

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2020 and 2019 are as follows:

	Issued		Outstanding
	2020	2019	2020	2019

Series 20	3,866,700	3,866,700	3,828,200	3,828,200
Series 21	1,892,700	1,892,700	1,879,500	1,879,500
Series 22	2,564,400	2,564,400	2,550,145	2,550,145
Series 23	3,336,727	3,336,727	3,303,327	3,303,327
Series 24	2,169,878	2,169,878	2,150,053	2,150,053
Series 25	3,026,109	3,026,109	3,016,809	3,016,809
Series 26	3,995,900	3,995,900	3,929,074	3,956,674
Series 27	2,460,700	2,460,700	2,431,350	2,431,350
Series 28	4,000,738	4,000,738	3,979,139	3,979,139
Series 29	3,991,800	3,991,800	3,923,225	3,942,925
Series 30	2,651,000	2,651,000	2,621,200	2,621,200
Series 31	4,417,857	4,417,857	4,375,757	4,375,757
Series 32	4,754,198	4,754,198	4,715,798	4,724,298
Series 33	2,636,533	2,636,533	2,606,833	2,621,433
Series 34	3,529,319	3,529,319	3,477,719	3,496,419
Series 35	3,300,463	3,300,463	3,277,913	3,277,913
Series 36	2,106,838	2,106,838	2,083,704	2,083,704
Series 37	2,512,500	2,512,500	2,489,100	2,489,100
Series 38	2,543,100	2,543,100	2,536,200	2,536,200
Series 39	2,292,151	2,292,151	2,288,351	2,288,351
Series 40	2,630,256	2,630,256	2,611,356	2,611,356
Series 41	2,891,626	2,891,626	2,867,676	2,872,426
Series 42	2,744,262	2,744,262	2,716,362	2,722,862
Series 43	3,637,987	3,637,987	3,617,987	3,627,487
Series 44	2,701,973	2,701,973	2,687,173	2,689,173
Series 45	4,014,367	4,014,367	3,996,467	4,007,167
Series 46	2,980,998	2,980,998	2,965,635	2,965,635

	83,651,080	83,651,080	82,926,053	83,048,603

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

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

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the Fund recorded a valuation allowance of $7,893 and $397,275 as of March 31, 2020 and 2019, respectively.

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Fund also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. No impairment losses have been recognized for the years ended March 31, 2020 and 2019.

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

Change in Accounting Principle

In May 2014, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”), as amended by subsequent Accounting Standard Updates (collectively, “ASC 606”). The Partnership adopted ASC 606 during 2019 and applied the guidance on a retrospective basis. There was no impact as a result of the adoption of ASC 606 to recognize revenue on the financial statements of the Partnership as of and for the period ended March 31, 2020.

In August 2016, the FASB issued Accounting Standards Update 2016-15 Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments. The Partnership adopted the update on a retrospective basis. The effect of the adoption was the application of an accounting policy election to classify distributions received from investees using the nature of the distribution approach. The Partnership classifies distributions from tax credit investments as returns on investment because the design of the project entity is to generate tax credits and losses rather than income from operations. Application of the accounting policy election had no impact on the presentation in the statement of cash flows in the current or prior reporting periods.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure. Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2016 remain open.

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

March 31, 2020 and 2019

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Loss Per Beneficial Assignee Certificate Unit

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2020 and 2019 are as follows:

	2020	2019
Series 20	3,828,200	3,828,950
Series 21	1,879,500	1,879,500
Series 22	2,550,145	2,550,520
Series 23	3,303,327	3,303,327
Series 24	2,150,053	2,152,078
Series 25	3,016,809	3,016,809
Series 26	3,949,774	3,963,219
Series 27	2,431,350	2,440,762
Series 28	3,979,139	3,982,888
Series 29	3,938,000	3,952,150
Series 30	2,621,200	2,621,200
Series 31	4,375,757	4,381,007
Series 32	4,722,173	4,733,223
Series 33	2,617,783	2,625,258
Series 34	3,491,744	3,506,544
Series 35	3,277,913	3,279,413
Series 36	2,083,704	2,090,454
Series 37	2,489,100	2,489,100
Series 38	2,536,200	2,538,075
Series 39	2,288,351	2,288,351
Series 40	2,611,356	2,619,156
Series 41	2,871,239	2,874,301
Series 42	2,721,237	2,729,912
Series 43	3,625,112	3,628,987
Series 44	2,688,673	2,692,773
Series 45	4,004,492	4,007,917
Series 46	2,965,635	2,967,885

	83,017,966	83,143,759

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2020 and 2019, the Fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc. (BCP), Boston Capital Services, Inc. (BCS), Boston Capital Holdings Limited Partnership (BCHLP) and Boston Capital Asset Management Limited Partnership (BCAM), as follows:

The Fund incurred a fund management fee to Boston Capital Asset Management Limited Partnership in an amount equal to .5 percent of the aggregate cost of the apartment complexes owned by the Operating Partnerships, less the amount of various asset management and reporting fees paid by the Operating Partnerships. The fund management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2020 and 2019 are as follows:

		2020
	Gross Fund Management Fee	Asset Management and Reporting Fee	Fund Management Fee net of Asset Management and Reporting Fee
Series 20	$-	$-	$-
Series 21	-	-	-
Series 22	-	-	-
Series 23	-	-	-
Series 24	28,397	2,356	26,041
Series 25	-	-	-
Series 26	45,474	1,000	44,474
Series 27	21,000	6,380	14,620
Series 28	20,112	2,000	18,112
Series 29	29,040	4,566	24,474
Series 30	-	-	-
Series 31	4,308	70,826	(66,518)
Series 32	74,518	13,000	61,518
Series 33	46,188	20,920	25,268
Series 34	40,344	3,000	37,344
Series 35	28,735	3,200	25,535
Series 36	10,650	-	10,650
Series 37	-	-	-
Series 38	22,065	3,000	19,065
Series 39	-	-	-
Series 40	52,310	7,380	44,930
Series 41	134,220	29,355	104,865
Series 42	92,228	3,460	88,768
Series 43	98,207	11,231	86,976
Series 44	192,805	28,235	164,570
Series 45	233,935	24,327	209,608
Series 46	209,196	47,404	161,792

	$1,383,732	$281,640	$1,102,092

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

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

All fund management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2020 and 2019, total fund management fees accrued were $13,107,778 and $19,067,284, respectively.

An affiliate of the general partner has forgiven asset management fees payable as a result of the sales of all operating limited partnerships in one of the series. Total forgiveness of debt for the years ended March 31, 2020 and 2019 was $0 and $5,403,788 respectively. Because the transaction involved an affiliate of the general partner, the transaction is accounted for as an equity transaction instead of income to the Fund.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fund management fees paid for the years ended March 31, 2020 and 2019, are as follows:

	2020	2019
Series 20	$-	$378,835
Series 21	-	-
Series 22	-	202,998
Series 23	-	435,802
Series 24	28,397	42,582
Series 25	-	-
Series 26	45,474	57,423
Series 27	21,000	30,540
Series 28	20,112	30,732
Series 29	-	519,601
Series 30	-	523,527
Series 31	4,308	58,154
Series 32	209,532	787,880
Series 33	1,145,475	206,940
Series 34	284,500	200,000
Series 35	28,735	42,612
Series 36	10,650	23,960
Series 37	-	526,729
Series 38	22,065	86,211
Series 39	-	-
Series 40	2,276,523	287,144
Series 41	-	520,930
Series 42	92,228	104,476
Series 43	266,466	918,806
Series 44	2,671,325	-
Series 45	216,448	517,600
Series 46	-	180,000
	$7,343,238	$6,683,482

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

An affiliate of the general partner of the Fund has advanced funds to pay some operating expenses of the fund, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable to affiliates. The total advances as of March 31, 2020 and 2019, are as follows:

	2020	2019
Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	-	-
Series 30	-	-
Series 31	-	-
Series 32	-	-
Series 33	-	-
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	-	-
Series 40	-	-
Series 41	-	-
Series 42	-	-
Series 43	-	-
Series 44	-	235,634
Series 45	-	-
Series 46	-	-

	$-	$235,634

During the year ended March 31, 2020, an affiliate of the general partner of the Fund was paid a total of $235,634 by Series 44 for reimbursements of operating expenses of the Fund previously recorded. During the year ended March 31, 2019, $15,396 was advanced to Series 44 from an affiliate of the general partner. .. All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Fund's interests in Operating Partnerships.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

During the years ended March 31, 2020 and 2019, general and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and/or  Boston Capital Asset Management Limited Partnership were charged to each series’ operations as follows:

	2020	2019
Series 20	$-	$42,988
Series 21	-	-
Series 22	-	42,468
Series 23	-	44,169
Series 24	53,742	14,919
Series 25	-	-
Series 26	19,282	17,943
Series 27	75,863	14,803
Series 28	56,652	16,809
Series 29	19,154	17,283
Series 30	-	45,315
Series 31	54,225	17,195
Series 32	19,051	17,450
Series 33	16,131	14,506
Series 34	17,491	15,841
Series 35	52,856	15,349
Series 36	51,100	13,794
Series 37	-	44,288
Series 38	53,075	14,405
Series 39	-	-
Series 40	58,885	15,411
Series 41	18,140	16,545
Series 42	17,263	15,841
Series 43	18,989	17,882
Series 44	16,847	15,396
Series 45	21,460	20,519
Series 46	18,852	17,066

	$659,058	$528,185

Accounts payable - affiliates at March 31, 2020 and 2019 represents general and administrative expenses, fund management fees, and commissions which are payable to Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, Boston Capital Services, Inc., and Boston Capital Asset Management Limited Partnership.

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2020 and 2019, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes.  The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2020 and 2019 by series are as follows:

	2020	2019
Series 20	-	-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	4
Series 25	-	-
Series 26	3	8
Series 27	-	3
Series 28	-	4
Series 29	5	5
Series 30	-	-
Series 31	-	1
Series 32	3	5
Series 33	2	3
Series 34	2	4
Series 35	-	2
Series 36	-	2
Series 37	-	-
Series 38	-	3
Series 39	-	-
Series 40	-	7
Series 41	8	11
Series 42	6	9
Series 43	11	13
Series 44	3	7
Series 45	13	22
Series 46	12	14

	68	127

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2020 the Fund disposed of fifty nine Operating Partnerships. Gain on disposition is included in share of income (losses) from operating limited partnerships.  A summary of the dispositions by Series for March 31, 2020 is as follows.

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition *	Gain on Disposition
Series 24	4	-	$278,516	$278,516
Series 26	5	-	109,433	109,433
Series 27	2	1	856,766	856,766
Series 28	4	-	73,248	73,248
Series 31	-	1	619,800	619,800
Series 32	2	-	158,324	159,553
Series 33	-	1	1,469,594	1,469,594
Series 34	2	-	284,500	284,500
Series 35	2	-	1,555,642	1,555,642
Series 36	1	1	581,982	581,982
Series 38	2	1	1,506,757	1,506,757
Series 40	6	1	2,962,372	2,962,474
Series 41	3	-	28,040	28,040
Series 42	3	-	401,094	401,094
Series 43	1	1	1,277,506	1,277,506
Series 44	2	2	3,092,325	3,092,325
Series 45	8	1	656,785	673,509
Series 46	2	-	43,000	43,000

Total	49	10	$15,955,684	$15,973,739

* Partnership proceeds from disposition does not include $1,229, $102 and $16,724 which was due to a writeoff of capital contribution payable as of March 31, 2020, for Series 32, Series 40 and Series 45, respectively.

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

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the Fund’s investment in each operating limited partnership, the Fund is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations.  At March 31, 2020 and 2019, contributions are payable to operating limited partnerships as follows:

	2020	2019
Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	785	785
Series 30	-	-
Series 31	-	25,000
Series 32	-	1,229
Series 33	-	-
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	-	-
Series 40	-	102
Series 41	-	-
Series 42	254	254
Series 43	-	-
Series 44	-	-
Series 45	-	16,724
Series 46	-	-

	$1,039	$44,094

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2020 are summarized as follows:

	Total	Series 20	Series 21
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$81,043,910	$-	$-

Acquisition costs of operating limited partnerships	2,559,129	-	-

Cumulative distributions from operating limited partnerships	(542,452)	-	-

Cumulative impairment loss in investments in operating limited partnerships	(44,508,391)	-	-

Cumulative losses from operating limited partnerships	(38,552,196)	-	-

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2020 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2019 (see note A).	(333,930)	-	-

The Fund has recorded acquisition costs at March 31, 2020 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(420,953)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	39,537	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(22,542,011)	-	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	67,729	-	-

Cumulative impairment loss in investments in operating limited partnerships	44,508,391	-	-

Other	(1,352,622)	-	-

Equity per operating limited partnerships’ combined financial statements	$19,966,141	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2020 are summarized as follows:

	Series 22	Series 23	Series 24
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$-	$-	$-

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	-	-	-

Cumulative impairment loss in investments in operating limited partnerships	-	-	-

Cumulative losses from operating limited partnerships	-	-	-

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 22	Series 23	Series 24
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2020 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2019 (see note A).	-	-	-

The Fund has recorded acquisition costs at March 31, 2020 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	-	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	-

Cumulative impairment loss in investments in operating limited partnerships	-	-	-

Other	-	-	-

Equity per operating limited partnerships’ combined financial statements	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2020 are summarized as follows:

	Series 25	Series 26	Series 27
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$-	$1,013,198	$-

Acquisition costs of operating limited partnerships	-	153,913	-

Cumulative distributions from operating limited partnerships	-	(7,967)	-

Cumulative impairment loss in investments in operating limited partnerships	-	(206,682)	-

Cumulative losses from operating limited partnerships	-	(952,462)	-

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 25	Series 26	Series 27
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2020 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2019 (see note A).	-	-	-

The Fund has recorded acquisition costs at March 31, 2020 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(1,320,962)	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	21,979	-

Cumulative impairment loss in investments in operating limited partnerships	-	206,682	-

Other	-	(35,425)	-

Equity per operating limited partnerships’ combined financial statements	$-	$(1,127,726)	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2020 are summarized as follows:

	Series 28	Series 29	Series 30
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$-	$2,959,240	$-

Acquisition costs of operating limited partnerships	-	426,353	-

Cumulative distributions from operating limited partnerships	-	(11,855)	-

Cumulative impairment loss in investments in operating limited partnerships	-	(1,417,478)	-

Cumulative losses from operating limited partnerships	-	(1,956,260)	-

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2020 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2019 (see note A).	-	-	-

The Fund has recorded acquisition costs at March 31, 2020 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	(132,403)	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	39,537	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(2,031,117)	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	(316)	-

Cumulative impairment loss in investments in operating limited partnerships	-	1,417,478	-

Other	-	103	-

Equity per operating limited partnerships’ combined financial statements	$-	$(706,718)	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

       The Fund’s investments in operating limited partnerships at March 31, 2020 are summarized as follows:

	Series 31	Series 32	Series 33
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$-	$8,272,229	$5,331,603

Acquisition costs of operating limited partnerships	-	783,763	783,763

Cumulative distributions from operating limited partnerships	-	(36,114)	(3,170)

Cumulative impairment loss in investments in operating limited partnerships	-	(5,642,191)	(4,047,088)

Cumulative losses from operating limited partnerships	-	(3,377,687)	(2,065,108)

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 31	Series 32	Series 33
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2020 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2019 (see note A).	-	(158,952)	(81,443)

The Fund has recorded acquisition costs at March 31, 2020 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(3,083,606)	(1,642,948)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	29,991	-

Cumulative impairment loss in investments in operating limited partnerships	-	5,642,191	4,047,088

Other	-	(79,093)	(13,010)

Equity per operating limited partnerships’ combined financial statements	$-	$2,350,531	$2,309,687

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

       The Fund’s investments in operating limited partnerships at March 31, 2020 are summarized as follows:

	Series 34	Series 35	Series 36
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$2,850,695	$-	$-

Acquisition costs of operating limited partnerships	411,337	-	-

Cumulative distributions from operating limited partnerships	(10,944)	-	-

Cumulative impairment loss in investments in operating limited partnerships	(1,212,863)	-	-

Cumulative losses from operating limited partnerships	(2,038,225)	-	-

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2020 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2019 (see note A).	-	-	-

The Fund has recorded acquisition costs at March 31, 2020 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(288,550)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,174,852)	-	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	-

Cumulative impairment loss in investments in operating limited partnerships	1,212,863	-	-

Other	(19,374)	-	-

Equity per operating limited partnerships’ combined financial statements	$(269,913)	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2020 are summarized as follows:

	Series 37	Series 38	Series 39
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$-	$-	$-

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	-	-	-

Cumulative impairment loss in investments in operating limited partnerships	-	-	-

Cumulative losses from operating limited partnerships	-	-	-

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2020 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2019 (see note A).	-	-	-

The Fund has recorded acquisition costs at March 31, 2020 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	-	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	-

Cumulative impairment loss in investments in operating limited partnerships	-	-	-

Other	-	-	-

Equity per operating limited partnerships’ combined financial statements	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2020 are summarized as follows:

	Series 40	Series 41	Series 42
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$-	$5,661,559	$5,205,387

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	-	(28,546)	(4,631)

Cumulative impairment loss in investments in operating limited partnerships	-	(1,610,548)	(1,300,734)

Cumulative losses from operating limited partnerships	-	(4,022,465)	(3,900,022)

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2020 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2019 (see note A).	-	(7,500)	(76,678)

The Fund has recorded acquisition costs at March 31, 2020 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(2,589,127)	(3,668,706)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	-

Cumulative impairment loss in investments in operating limited partnerships	-	1,610,548	1,300,734

Other	-	(470,529)	(70,626)

Equity per operating limited partnerships’ combined financial statements	$-	$(1,456,608)	$(2,515,276)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2020 are summarized as follows:

	Series 43	Series 44	Series 45
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$7,705,514	$6,970,546	$15,901,621

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(11,225)	(40,115)	(195,387)

Cumulative impairment loss in investments in operating limited partnerships	(3,807,624)	(2,438,129)	(9,877,399)

Cumulative losses from operating limited partnerships	(3,886,665)	(4,492,302)	(5,828,835)

Investments in operating limited partnerships per balance sheet	-	-	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2020 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2019 (see note A).	(2,268)	-	-

The Fund has recorded acquisition costs at March 31, 2020 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,398,524)	(291,269)	(3,416,071)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	11,481

Cumulative impairment loss in investments in operating limited partnerships	3,807,624	2,438,129	9,877,399

Other	(51,955)	(147,939)	(279,211)

Equity per operating limited partnerships’ combined financial statements	$2,354,877	$1,998,921	$6,193,598

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2020 are summarized as follows:

Series 46
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$19,172,318

Acquisition costs of operating limited partnerships	-

Cumulative distributions from operating limited partnerships	(192,498)

Cumulative impairment loss in investments in operating limited partnerships	(12,947,655)

Cumulative losses from operating limited partnerships	(6,032,165)

Investments in operating limited partnerships per balance sheet	-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2020 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2019 (see note A).	(7,089)

The Fund has recorded acquisition costs at March 31, 2020 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,924,829)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	4,594

Cumulative impairment loss in investments in operating limited partnerships	12,947,655

Other	(185,563)

Equity per operating limited partnerships’ combined financial statements	$10,834,768

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$110,385,267	$-	$-
Land	13,190,867	-	-
Other assets	21,424,583	-	-

	$145,000,717	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$109,360,346	$-	$-
Accounts payable and accrued expenses	5,843,383	-	-
Other liabilities	11,583,141	-	-

	126,786,870	-	-
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	19,966,141	-	-
Other partners	(1,752,294)	-	-

	18,213,847	-	-

	$145,000,717	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$-	$-
Land	-	-	-
Other assets	-	-	-

	$-	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$-	$-
Accounts payable and accrued expenses	-	-	-
Other liabilities	-	-	-

	-	-	-
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	-	-	-
Other partners	-	-	-

	-	-	-

	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$1,101,308	$-
Land	-	159,483	-
Other assets	-	168,013	-

	$-	$1,428,804	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$1,987,848	$-
Accounts payable and accrued expenses	-	240,908	-
Other liabilities	-	398,735	-

	-	2,627,491	-
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	-	(1,127,726)	-
Other partners	-	(70,961)	-

	-	(1,198,687)	-

	$-	$1,428,804	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$2,748,531	$-
Land	-	87,498	-
Other assets	-	654,906	-

	$-	$3,490,935	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$3,234,686	$-
Accounts payable and accrued expenses	-	436,475	-
Other liabilities	-	883,162	-

	-	4,554,323	-
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	-	(706,718)	-
Other partners	-	(356,670)	-

	-	(1,063,388)	-

	$-	$3,490,935	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$8,125,500	$6,743,782
Land	-	682,958	798,058
Other assets	-	1,641,003	1,082,963

	$-	$10,449,461	$8,624,803

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$4,655,156	$3,948,744
Accounts payable and accrued expenses	-	766,899	143,361
Other liabilities	-	768,974	183,880

	-	6,191,029	4,275,985
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	-	2,350,531	2,309,687
Other partners	-	1,907,901	2,039,131

	-	4,258,432	4,348,818

	$-	$10,449,461	$8,624,803

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$2,184,415	$-	$-
Land	177,576	-	-
Other assets	1,066,438	-	-

	$3,428,429	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$2,670,372	$-	$-
Accounts payable and accrued expenses	82,137	-	-
Other liabilities	1,035,294	-	-

	3,787,803	-	-
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	(269,913)	-	-
Other partners	(89,461)	-	-

	(359,374)	-	-

	$3,428,429	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$-	$-
Land	-	-	-
Other assets	-	-	-

	$-	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$-	$-
Accounts payable and accrued expenses	-	-	-
Other liabilities	-	-	-

	-	-	-
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	-	-	-
Other partners	-	-	-

	-	-	-

	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$8,974,718	$11,456,989
Land	-	2,602,861	3,402,040
Other assets	-	2,449,811	2,846,941

	$-	$14,027,390	$17,705,970

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$15,618,657	$18,508,692
Accounts payable and accrued expenses	-	823,684	1,921,315
Other liabilities	-	427,520	1,470,697

	-	16,869,861	21,900,704
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	-	(1,456,608)	(2,515,276)
Other partners	-	(1,385,863)	(1,679,458)

	-	(2,842,471)	(4,194,734)

	$-	$14,027,390	$17,705,970

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$10,125,330	$14,229,160	$19,040,478
Land	636,595	634,735	2,156,004
Other assets	2,361,417	1,645,128	3,825,721

	$13,123,342	$16,509,023	$25,022,203

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$10,179,278	$16,676,181	$15,496,844
Accounts payable and accrued expenses	332,258	222,985	442,798
Other liabilities	918,237	1,371,115	1,805,294

	11,429,773	18,270,281	17,744,936
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	2,354,877	1,998,921	6,193,598
Other partners	(661,308)	(3,760,179)	1,083,669

	1,693,569	(1,761,258)	7,277,267

	$13,123,342	$16,509,023	$25,022,203

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$25,655,056
Land	1,853,059
Other assets	3,682,242

$31,190,357

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$16,383,888
Accounts payable and accrued expenses	430,563
Other liabilities	2,320,233

19,134,684
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	10,834,768
Other partners	1,220,905

12,055,673

$31,190,357

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

34597311

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$18,838,192
Accounts payable and accrued expenses	417,168
Other liabilities	2,616,758

21,872,118
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund IV L.P.	11,026,545
Other partners	1,698,648

12,725,193

$34,597,311

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$30,036,647	$-	$-
Interest and other	665,490	-	-

	30,702,137	-	-
Expenses
Interest	5,146,027	-	-
Depreciation and amortization	6,695,956	-	-
Taxes and insurance	3,793,352	-	-
Repairs and maintenance	6,156,726	-	-
Operating expenses	9,801,477	-	-
Other expenses	1,028,598	-	-

	32,622,136	-	-

NET INCOME (LOSS)	$(1,919,999)	$-	$-

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$(2,814,449)	$-	$-

Net income (loss) allocated to other partners	$894,450	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$-	$-	$-
Interest and other	-	-	-

	-	-	-
Expenses
Interest	-	-	-
Depreciation and amortization	-	-	-
Taxes and insurance	-	-	-
Repairs and maintenance	-	-	-
Operating expenses	-	-	-
Other expenses	-	-	-

	-	-	-

NET INCOME (LOSS)	$-	$-	$-

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$-	$-	$-

Net income (loss) allocated to other partners	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$-	$434,278	$-
Interest and other	-	4,898	-

	-	439,176	-
Expenses
Interest	-	54,664	-
Depreciation and amortization	-	110,311	-
Taxes and insurance	-	77,697	-
Repairs and maintenance	-	180,683	-
Operating expenses	-	180,042	-
Other expenses	-	7,560	-

	-	610,957	-

NET INCOME (LOSS)	$-	$(171,781)	$-

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$-	$(170,064)	$-

Net income (loss) allocated to other partners	$-	$(1,717)	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$-	$922,559	$-
Interest and other	-	27,507	-

	-	950,066	-
Expenses
Interest	-	143,610	-
Depreciation and amortization	-	175,389	-
Taxes and insurance	-	147,706	-
Repairs and maintenance	-	197,655	-
Operating expenses	-	455,263	-
Other expenses	-	24,726	-

	-	1,144,349	-

NET INCOME (LOSS)	$-	$(194,283)	$-

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$-	$(193,368)	$-

Net income (loss) allocated to other partners	$-	$(915)	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$-	$1,842,454	$1,570,462
Interest and other	-	36,665	48,851

	-	1,879,119	1,619,313
Expenses
Interest	-	271,634	244,294
Depreciation and amortization	-	493,590	337,494
Taxes and insurance	-	219,327	170,046
Repairs and maintenance	-	395,820	309,538
Operating expenses	-	834,017	674,416
Other expenses	-	51,451	35,437

	-	2,265,839	1,771,225

NET INCOME (LOSS)	$-	$(386,720)	$(151,912)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$-	$(335,845)	$(103,077)

Net income (loss) allocated to other partners	$-	$(50,875)	$(48,835)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$653,447	$-	$-
Interest and other	22,681	-	-

	676,128	-	-
Expenses
Interest	99,930	-	-
Depreciation and amortization	152,996	-	-
Taxes and insurance	114,300	-	-
Repairs and maintenance	239,665	-	-
Operating expenses	207,821	-	-
Other expenses	-	-	-

	814,712	-	-

NET INCOME (LOSS)	$(138,584)	$-	$-

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$(137,805)	$-	$-

Net income (loss) allocated to other partners	$(779)	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$-	$-	$-
Interest and other	-	-	-

	-	-	-
Expenses
Interest	-	-	-
Depreciation and amortization	-	-	-
Taxes and insurance	-	-	-
Repairs and maintenance	-	-	-
Operating expenses	-	-	-
Other expenses	-	-	-

	-	-	-

NET INCOME (LOSS)	$-	$-	$-

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$-	$-	$-

Net income (loss) allocated to other partners	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$-	$3,476,801	$4,256,141
Interest and other	-	84,341	117,531

	-	3,561,142	4,373,672
Expenses
Interest	-	619,566	831,995
Depreciation and amortization	-	649,518	842,214
Taxes and insurance	-	512,768	648,491
Repairs and maintenance	-	620,024	920,712
Operating expenses	-	875,654	1,099,224
Other expenses	-	290,099	296,399

	-	3,567,629	4,639,035

NET INCOME (LOSS)	$-	$(6,487)	$(265,363)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$-	$(200,154)	$(429,081)

Net income (loss) allocated to other partners	$-	$193,667	$163,718

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$2,654,575	$4,266,865	$4,835,984
Interest and other	72,588	51,303	89,752

	2,727,163	4,318,168	4,925,736
Expenses
Interest	224,123	1,027,876	674,644
Depreciation and amortization	730,170	789,024	1,187,574
Taxes and insurance	371,946	172,611	585,909
Repairs and maintenance	660,023	521,338	1,255,834
Operating expenses	1,099,034	1,096,624	1,706,299
Other expenses	26,774	36,073	184,634

	3,112,070	3,643,546	5,594,894

NET INCOME (LOSS)	$(384,907)	$674,622	$(669,158)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$(187,992)	$-	$(647,523)

Net income (loss) allocated to other partners	$(196,915)	$674,622	$(21,635)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$5,123,081
Interest and other	109,373

5,232,454
Expenses
Interest	953,691
Depreciation and amortization	1,227,676
Taxes and insurance	772,551
Repairs and maintenance	855,434
Operating expenses	1,573,083
Other expenses	75,445

5,457,880

NET INCOME (LOSS)	$(225,426)

Net income (loss) allocated to Boston Capital Tax Credit Fund IV L.P.	$(409,540)

Net income (loss) allocated to other partners	$184,114

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2020 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$14,270,637	$-	$-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(5,959,506)	-	-

Other	8,470,252	-	-

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(2,814,449)	-	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,133,884)	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(12,427,166)	-	-

Income (loss) for tax return purposes, December 31, 2019	$405,884	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2020 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$-	$-	$182,795

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	-	-

Other	-	-	-

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-	-	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	-	-	1,166,597

Income (loss) for tax return purposes, December 31, 2019	$-	$-	$1,349,392

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2020 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$-	$21,565	$818,126

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	-	-

Other	-	3,005,959	-

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-	(170,064)	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	(19,425)	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	-	(134,921)	(356,028)

Income (loss) for tax return purposes, December 31, 2019	$-	$2,703,114	$462,098

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2020 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$(20,913)	$(68,538)	$-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	29,040	-

Other	-	(184,277)	-

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-	(193,368)	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	(40,062)	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	1,505,035	882	-

Income (loss) for tax return purposes, December 31, 2019	$1,484,122	$(456,323)	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2020 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$619,372	$57,220	$1,424,616

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	(135,014)	(1,099,287)

Other	-	468,816	939,990

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-	(335,845)	(103,077)

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	(92,023)	(89,921)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,025,935)	13,737	(1,479,946)

Income (loss) for tax return purposes, December 31, 2019	$(406,563)	$(23,109)	$(407,625)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2020 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$214,215	$1,497,913	$527,639

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(244,156)	-	-

Other	(926,658)	-	-

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(137,805)	-	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	(34,972)	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(83,946)	283,430	(729,548)

Income (loss) for tax return purposes, December 31, 2019	$(1,213,322)	$1,781,343	$(201,909)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2020 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$-	$1,440,353	$-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	-	-

Other	-	-	-

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-	-	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	-	(5,726,487)	-

Income (loss) for tax return purposes, December 31, 2019	$-	$(4,286,134)	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2020 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$2,844,772	$(28,195)	$307,410

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(2,224,213)	134,220	-

Other	-	311,744	797,846

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-	(200,154)	(429,081)

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	(68,992)	(5,002)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,750,784)	(223,211)	(519,859)

Income (loss) for tax return purposes, December 31, 2019	$(1,130,225)	$(74,588)	$151,314

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2020 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$1,170,010	$2,918,827	$446,137

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(168,259)	(2,478,520)	17,487

Other	49,732	5,264,067	(1,617,953)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(187,992)	-	(647,523)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(88,202)	(204,650)	(181,016)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,758,052)	(531,052)	(954,141)

Income (loss) for tax return purposes, December 31, 2019	$(982,763)	$4,968,672	$(2,937,009)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2020 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(102,687)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	209,196

Other	360,986

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(409,540)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(309,619)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(122,937)

Income (loss) for tax return purposes, December 31, 2019	$(374,601)

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2020 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2019	$3,217,139	$-	$-

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	22,542,011	-	-

Impairment loss in investment in operating limited partnerships	(44,508,391)	-	-

Less share of loss - three months ended March 31, 2020	(39,537)	-	-

Other	18,788,778	-	-

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2020 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2019	$-	$-	$-

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-	-	-

Impairment loss in investment in operating limited partnerships	-	-	-

Less share of loss - three months ended March 31, 2020	-	-	-

Other	-	-	-

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2020 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2019	$-	$(1,521,810)	$-

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-	1,320,962	-

Impairment loss in investment in operating limited partnerships	-	(206,682)	-

Less share of loss - three months ended March 31, 2020	-	-	-

Other	-	407,530	-

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2020 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2019	$-	$(1,496,498)	$-

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-	2,031,117	-

Impairment loss in investment in operating limited partnerships	-	(1,417,478)	-

Less share of loss - three months ended March 31, 2020	-	(39,537)	-

Other	-	922,396	-

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2020 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2019	$-	$882,196	$721,147

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-	3,083,606	1,642,948

Impairment loss in investment in operating limited partnerships	-	(5,642,191)	(4,047,088)

Less share of loss - three months ended March 31, 2020	-	-	-

Other	-	1,676,389	1,682,993

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2020 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2019	$(379,040)	$-	$-

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,174,852	-	-

Impairment loss in investment in operating limited partnerships	(1,212,863)	-	-

Less share of loss - three months ended March 31, 2020	-	-	-

Other	417,051	-	-

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2020 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2019	$-	$-	$-

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-	-	-

Impairment loss in investment in operating limited partnerships	-	-	-

Less share of loss - three months ended March 31, 2020	-	-	-

Other	-	-	-

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2020 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2019	$-	$(3,250,279)	$(1,966,887)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-	2,589,127	3,668,706

Impairment loss in investment in operating limited partnerships	-	(1,610,548)	(1,300,734)

Less share of loss - three months ended March 31, 2020	-	-	-

Other	-	2,271,700	(401,085)

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2020 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2019	$705,213	$(5,206)	$4,787,336

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,398,524	291,269	3,416,071

Impairment loss in investment in operating limited partnerships	(3,807,624)	(2,438,129)	(9,877,399)

Less share of loss - three months ended March 31, 2020	-	-	-

Other	1,703,887	2,152,066	1,673,992

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2020 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2019	$4,740,967

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,924,829

Impairment loss in investment in operating limited partnerships	(12,947,655)

Less share of loss - three months ended March 31, 2020	-

Other	6,281,859

Investments in operating limited partnerships - as reported	$-

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

March 31, 2020 and 2019

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

Boston Capital Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2020 and 2019

NOTE E - CASH EQUIVALENTS

Cash equivalents of $6,568,691 and $22,831,399 as of March 31, 2020 and 2019, respectively, include money market accounts with interest rates ranging from 0.10% to 1.20% per annum.

NOTE F - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Fund has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2020.

NOTE G - CONTINGENCY

The spread of a novel strain of coronavirus (COVID-19) has caused significant business disruptions in the United States beginning February 2020. The economic impact of the business disruptions caused by COVID-19 is uncertain. The extent of any effects these disruptions may have on the operations and financial performance of the Partnership will depend on future developments, including possible impacts on the operations of the underlying real estate of its investments, which cannot be determined.

NOTE H - SUBSEQUENT EVENTS

Subsequent to March 31, 2020, the Fund has entered into an agreement to either sell or transfer its interests in one operating limited partnership, which closed by June 2020. The sales price and other terms for the disposition of the operating limited partnership has been determined. The proceeds received for the operating limited partnership was $12,000. The gain on the disposition of the operating limited partnership was $9,500 and was recognized in the first quarter of the fiscal year ended 2021.