Form 10-K, Exhibit 13
period 2021-03-31
BF Garden Tax Credit Fund IV L.P.
filed 2021-06-28
CIK 913778

Exhibit 13

BF GARDEN TAX CREDIT FUND IV L.P.

SERIES 20 THROUGH 46

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

MARCH 31, 2021 AND 2020

BF Garden Tax Credit Fund IV L.P. -

Series 20 through Series 46

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Report of Independent Registered Public Accounting Firm

To the General Partner

BF Garden Tax Credit Fund IV L.P.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of BF Garden Tax Credit Fund IV L.P. – Series 20 through 46 (collectively, the "Partnership"), in total and for each series, as of March 31, 2021 and 2020, and the related statements of operations, changes in partners' capital (deficit) and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Partnership, in total and for each series, as of March 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

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

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to those charged with governance and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

We have served as the Partnership’s auditor since 1994.

/s/ CohnReznick LLP

COHNREZNICK LLP

Bethesda, Maryland

June 28, 2021

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2021 and 2020

	Total
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	10,819,585	6,622,109
Other assets	10,829	15,088

	$10,830,414	$6,637,197

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$27	$16,000
Accounts payable - affiliates	12,664,070	13,107,778
Capital contributions payable	785	1,039

	12,664,882	13,124,817
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 issued and 82,874,653 and 82,926,053 outstanding at March 31, 2021 and 2020, respectively.	(1,450,880)	(6,042,833)
General partner	(383,588)	(444,787)

	(1,834,468)	(6,487,620)

	$10,830,414	$6,637,197

(Continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

Series 20
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 issued and 3,828,200 and 3,828,200 outstanding at March 31, 2021 and 2020, respectively.	(754,767)	(754,767)
General partner	754,767	754,767

	-	-

	$-	$-

(Continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

Series 21
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 issued and 1,879,500 and 1,879,500 outstanding at March 31, 2021 and 2020, respectively.	(898,231)	(898,231)
General partner	898,231	898,231

	-	-

	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

Series 22
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 issued and 2,550,145 and 2,550,145 outstanding at March 31, 2021 and 2020, respectively.	(2,448,362)	(2,448,362)
General partner	2,448,362	2,448,362

	-	-

	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

Series 23
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 issued and 3,303,327 and 3,303,327 outstanding at March 31, 2021 and 2020, respectively.	(224,264)	(224,264)
General partner	224,264	224,264

	-	-

	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

Series 24
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 issued and 2,150,053 and 2,150,053 outstanding at March 31, 2021 and 2020, respectively.	173,404	173,404
General partner	(173,404)	(173,404)

	-	-

	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

Series 25
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 issued and 3,016,809 and 3,016,809 outstanding at March 31, 2021 and 2020, respectively.	219,815	219,815
General partner	(219,815)	(219,815)

	-	-

	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

	Series 26
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	531,027	576,004
Other assets	75	-

	$531,102	$576,004

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)
LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,199	-
Capital contributions payable	-	-

	2,199	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 issued and 3,926,374 and 3,929,074 outstanding at March 31, 2021 and 2020, respectively.	841,956	888,586
General partner	(313,053)	(312,582)

	528,903	576,004

	$531,102	$576,004

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

Series 27
	2021	2020

ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 issued and 2,431,350 and 2,431,350 outstanding at March 31, 2021 and 2020, respectively.	133,264	133,264
General partner	(133,264)	(133,264)

	-	-

	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

Series 28
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 issued and 3,979,139 and 3,979,139 outstanding at March 31, 2021 and 2020, respectively.	275,140	275,140
General partner	(275,140)	(275,140)

	-	-

	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

	Series 29
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	164,236	157,446
Other assets	2,148	-

	$166,384	$157,446

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	3,127,627	3,105,875
Capital contributions payable	785	785

	3,128,412	3,106,660
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 issued and 3,911,725 and 3,923,225 outstanding at March 31, 2021 and 2020, respectively.	(2,593,761)	(2,581,075)
General partner	(368,267)	(368,139)

	(2,962,028)	(2,949,214)

	$166,384	$157,446

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

Series 31
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 issued and 4,375,757 and 4,375,757 outstanding at March 31, 2021 and 2020, respectively.	353,529	353,529
General partner	(353,529)	(353,529)

	-	-

	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

	Series 32
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	2,640,414	193,203
Other assets	74	-

	$2,640,488	$193,203

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	4,847	83,511
Capital contributions payable	-	-

	4,847	83,511
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 issued and 4,706,298 and 4,715,798 outstanding at March 31, 2021 and 2020, respectively.	3,015,649	514,959
General partner	(380,008)	(405,267)

	2,635,641	109,692

	$2,640,488	$193,203

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

	Series 33
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	3,040,636	561,941
Other assets	74	-

	$3,040,710	$561,941

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	4,992	-
Capital contributions payable	-	-

	4,992	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 issued and 2,605,833 and 2,606,833 outstanding at March 31, 2021 and 2020, respectively.	3,231,141	782,102
General partner	(195,423)	(220,161)

	3,035,718	561,941

	$3,040,710	$561,941

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

	Series 34
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	129,067	148,344
Other assets	74	-

	$129,141	$148,344

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,469,776	2,445,674
Capital contributions payable	-	-

	2,469,776	2,445,674
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 issued and 3,474,319 and 3,477,719 outstanding at March 31, 2021 and 2020, respectively.	(2,016,839)	(1,973,967)
General partner	(323,796)	(323,363)

	(2,340,635)	(2,297,330)

	$129,141	$148,344

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

Series 35
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 issued and 3,277,913 and 3,277,913 outstanding at March 31, 2021 and 2020, respectively.	223,088	223,088
General partner	(223,088)	(223,088)

	-	-

	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

Series 36
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,838 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,838 issued and 2,083,704 and 2,083,704 outstanding at March 31, 2021 and 2020, respectively.	148,221	148,221
General partner	(148,221)	(148,221)

	-	-

	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

Series 37
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 issued and 2,489,100 and 2,489,100 outstanding at March 31, 2021 and 2020, respectively.	205,359	205,359
General partner	(205,359)	(205,359)

	-	-

	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

Series 38
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 issued and 2,536,200 and 2,536,200 outstanding at March 31, 2021 and 2020, respectively.	188,889	188,889
General partner	(188,889)	(188,889)

	-	-

	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

Series 39
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,151 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,151 issued and 2,288,351 and 2,288,351 outstanding at March 31, 2021 and 2020, respectively.	196,043	196,043
General partner	(196,043)	(196,043)

	-	-

	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

Series 40
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 issued and 2,611,356 and 2,611,356 outstanding at March 31, 2021 and 2020, respectively.	216,900	216,900
General partner	(216,900)	(216,900)

	-	-

	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

	Series 41
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	408,743	352,239
Other assets	437	-

	$409,180	$352,239

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$1	$-
Accounts payable - affiliates	2,690,845	2,647,829
Capital contributions payable	-	-

	2,690,846	2,647,829
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 issued and 2,865,176 and 2,867,676 outstanding at March 31, 2021 and 2020, respectively.	(2,009,681)	(2,023,466)
General partner	(271,985)	(272,124)

	(2,281,666)	(2,295,590)

	$409,180	$352,239

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

	Series 42
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	2,318,856	1,607,893
Other assets	82	11,300

	$2,318,938	$1,619,193

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	36,736	-
Capital contributions payable	-	254

	36,736	254
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 issued and 2,706,362 and 2,716,362 outstanding at March 31, 2021 and 2020, respectively.	2,500,317	1,843,687
General partner	(218,115)	(224,748)

	2,282,202	1,618,939

	$2,318,938	$1,619,193

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

	Series 43
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	1,416,291
Other assets	-	-

	$-	$1,416,291

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 issued and 3,617,987 and 3,617,987 outstanding at March 31, 2021 and 2020, respectively.	306,854	1,723,649
General partner	(306,854)	(307,358)

	-	1,416,291

	$-	$1,416,291

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

	Series 44
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	842,738	321,693
Other assets	205	-

	$842,943	$321,693

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$26	$4,000
Accounts payable - affiliates	399,489	362,671
Capital contributions payable	-	-

	399,515	366,671
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,973 issued and 2,682,873 and 2,687,173 outstanding at March 31, 2021 and 2020, respectively.	676,442	192,920
General partner	(233,014)	(237,898)

	443,428	(44,978)

	$842,943	$321,693

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

	Series 45
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	294,663	859,371
Other assets	2,627	-

	$297,290	$859,371

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$12,000
Accounts payable - affiliates	1,744,673	2,351,836
Capital contributions payable	-	-

	1,744,673	2,363,836
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 issued and 3,989,967 and 3,996,467 outstanding at March 31, 2021 and 2020, respectively.	(1,079,247)	(1,135,758)
General partner	(368,136)	(368,707)

	(1,447,383)	(1,504,465)

	$297,290	$859,371

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2021 and 2020

	Series 46
	2021	2020
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	449,205	427,684
Other assets	5,033	3,788

	$454,238	$431,472

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$-	$-
Accounts payable - affiliates	2,182,886	2,110,382
Capital contributions payable	-	-

	2,182,886	2,110,382
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 issued to the assignees at March 31, 2021 and 2020	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 issued and 2,965,635 and 2,965,635 outstanding at March 31, 2021 and 2020, respectively.	(1,448,620)	(1,399,379)
General partner	(280,028)	(279,531)

	(1,728,648)	(1,678,910)

	$454,238	$431,472

(see notes to financial statements)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

Years ended March 31, 2021 and 2020

	Total
	2021	2020
Income
Interest income	$11,508	$265,252
Miscellaneous	310,118	306,779

	321,626	572,031

Gain on sale of operating limited
partnerships	7,094,752	15,973,739

Expenses
Fund management fee	648,148	1,102,092
General and administrative expenses	286,580	795,878
Professional fees	361,835	377,163

	1,296,563	2,275,133

NET INCOME (LOSS)	$6,119,815	$14,270,637

Net income (loss) allocated to general partner	$61,199	$142,706

Net income (loss) allocated to limited partners	$6,058,616	$14,127,931

Net income (loss) per BAC	$0.07	$0.17

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

Series 20
	2021	2020
Income
Interest income	$-	$-
Miscellaneous	-	-

	-	-

Gain on sale of operating limited
partnerships	-	-

Expenses
Fund management fee	-	-
General and administrative expenses	-	-
Professional fees	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to limited partners	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

Series 21
	2021	2020
Income
Interest income	$-	$-
Miscellaneous	-	-

	-	-

Gain on sale of operating limited
partnerships	-	-

Expenses
Fund management fee	-	-
General and administrative expenses	-	-
Professional fees	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to limited partners	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

Series 22
	2021	2020
Income
Interest income	$-	$-
Miscellaneous	-	-

	-	-

Gain on sale of operating limited
partnerships	-	-

Expenses
Fund management fee	-	-
General and administrative expenses	-	-
Professional fees	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to limited partners	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

Series 23
	2021	2020
Income
Interest income	$-	$-
Miscellaneous	-	-

	-	-

Gain on sale of operating limited
partnerships	-	-

Expenses
Fund management fee	-	-
General and administrative expenses	-	-
Professional fees	-	-

	-	-
NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to limited partners	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 24
	2021	2020
Income
Interest income	$-	$2,719
Miscellaneous	-	1,680

	-	4,399

Gain on sale of operating limited
partnerships	-	278,516

Expenses
Fund management fee	-	26,041
General and administrative expenses	-	58,465
Professional fees	-	15,614

	-	100,120

NET INCOME (LOSS)	$-	$182,795

Net income (loss) allocated to general partner	$-	$1,828

Net income (loss) allocated to limited partners	$-	$180,967

Net income (loss) per BAC	$-	$0.08

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

Series 25
	2021	2020
Income
Interest income	$-	$-
Miscellaneous	-	-

	-	-

Gain on sale of operating limited
partnerships	-	-

Expenses
Fund management fee	-	-
General and administrative expenses	-	-
Professional fees	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to limited partners	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 26
	2021	2020
Income
Interest income	$1,068	$6,567
Miscellaneous	-	420

	1,068	6,987

Gain on sale of operating limited
partnerships	18,800	109,433

Expenses
Fund management fee	15,044	44,474
General and administrative expenses	23,831	31,347
Professional fees	28,094	19,034

	66,969	94,855

NET INCOME (LOSS)	$(47,101)	$21,565

Net income (loss) allocated to general partner	$(471)	$216

Net income (loss) allocated to limited partners	$(46,630)	$21,349

Net income (loss) per BAC	$(0.01)	$0.01

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 27
	2021	2020
Income
Interest income	$-	$54,890

Miscellaneous	-	15,472

	-	70,362

Gain on sale of operating limited
partnerships	-	856,766

Expenses
Fund management fee	-	14,620
General and administrative expenses	-	80,756
Professional fees	-	13,626

	-	109,002

NET INCOME (LOSS)	$-	$818,126

Net income (loss) allocated to general partner	$-	$8,181

Net income (loss) allocated to limited partners	$-	$809,945

Net income (loss) per BAC	$-	$0.33

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 28
	2021	2020
Income
Interest income	$-	$4,896
Miscellaneous	-	446

	-	5,342

Gain on sale of operating limited partnerships	-	73,248

Expenses
Fund management fee	-	18,112
General and administrative expenses	-	66,024
Professional fees	-	15,367

	-	99,503

NET INCOME (LOSS)	$-	$(20,913)

Net income (loss) allocated to general partner	$-	$(209)

Net income (loss) allocated to limited partners	$-	$(20,704)

Net income (loss) per BAC	$-	$(0.01)

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 29
	2021	2020
Income
Interest income	$319	$2,933
Miscellaneous	9,000	-

	9,319	2,933

Gain on sale of operating limited partnerships	44,500	-

Expenses
Fund management fee	21,752	24,474
General and administrative expenses	22,100	28,485
Professional fees	22,781	18,512

	66,633	71,471

NET INCOME (LOSS)	$(12,814)	$(68,538)

Net income (loss) allocated to general partner	$(128)	$(685)

Net income (loss) allocated to limited partners	$(12,686)	$(67,853)

Net income (loss) per BAC	$-	$(0.02)

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

Series 30
	2021	2020
Income
Interest income	$-	$-
Miscellaneous	-	-

	-	-

Gain on sale of operating limited partnerships	-	-

Expenses
Fund management fee	-	-
General and administrative expenses	-	-
Professional fees	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to limited partners	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 31
	2021	2020
Income
Interest income	$-	$18,039
Miscellaneous	-	-

	-	18,039

Gain on sale of operating limited partnerships	-	619,800

Expenses
Fund management fee	-	(66,518)
General and administrative expenses	-	63,777
Professional fees	-	21,208

	-	18,467

NET INCOME (LOSS)	$-	$619,372

Net income (loss) allocated to general partner	$-	$6,194

Net income (loss) allocated to limited partners	$-	$613,178

Net income (loss) per BAC	$-	$0.14

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 32
	2021	2020
Income
Interest income	$781	$4,160
Miscellaneous	40,978	4,320

	41,759	8,480

Gain on sale of operating limited partnerships	2,571,228	159,553

Expenses
Fund management fee	36,727	61,518
General and administrative expenses	23,678	30,921
Professional fees	26,633	18,374

	87,038	110,813

NET INCOME (LOSS)	$2,525,949	$57,220

Net income (loss) allocated to general partner	$25,259	$572

Net income (loss) allocated to limited partners	$2,500,690	$56,648

Net income (loss) per BAC	$0.53	$0.01

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 33
	2021	2020
Income
Interest income	$1,319	$5,737
Miscellaneous	40,978	14,427

	42,297	20,164

Gain on sale of operating limited partnerships	2,492,020	1,469,594

Expenses
Fund management fee	20,807	25,268
General and administrative expenses	18,583	22,843
Professional fees	21,150	17,031

	60,540	65,142

NET INCOME (LOSS)	$2,473,777	$1,424,616

Net income (loss) allocated to general partner	$24,738	$14,246

Net income (loss) allocated to limited partners	$2,449,039	$1,410,370

Net income (loss) per BAC	$0.94	$0.54

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 34
	2021	2020
Income
Interest income	$341	$4,656
Miscellaneous	2,000	2,100

	2,341	6,756

Gain on sale of operating limited partnerships	20,800	284,500

Expenses
Fund management fee	19,902	37,344
General and administrative expenses	20,834	24,773
Professional fees	25,710	14,924

	66,446	77,041

NET INCOME (LOSS)	$(43,305)	$214,215

Net income (loss) allocated to general partner	$(433)	$2,142

Net income (loss) allocated to limited partners	$(42,872)	$212,073

Net income (loss) per BAC	$(0.01)	$0.06

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 35
	2021	2020
Income
Interest income	$-	$34,037
Miscellaneous	-	5,963

	-	40,000

Gain on sale of operating limited
partnerships	-	1,555,642

Expenses
Fund management fee	-	25,535
General and administrative expenses	-	58,889
Professional fees	-	13,305

	-	97,729

NET INCOME (LOSS)	$-	$1,497,913

Net income (loss) allocated to general partner	$-	$14,979

Net income (loss) allocated to limited partners	$-	$1,482,934

Net income (loss) per BAC	$-	$0.45

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 36
	2021	2020
Income
Interest income	$-	$26,478
Miscellaneous	-	-

	-	26,478

Gain on sale of operating limited
partnerships	-	581,982

Expenses
Fund management fee	-	10,650
General and administrative expenses	-	56,198
Professional fees	-	13,973

	-	80,821

NET INCOME (LOSS)	$-	$527,639

Net income (loss) allocated to general partner	$-	$5,276

Net income (loss) allocated to limited partners	$-	$522,363

Net income (loss) per BAC	$-	$0.25

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

Series 37
	2021	2020
Income
Interest income	$-	$-
Miscellaneous	-	-

	-	-

Gain on sale of operating limited
partnerships	-	-

Expenses
Fund management fee	-	-
General and administrative expenses	-	-
Professional fees	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to limited partners	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 38
	2021	2020
Income
Interest income	$-	$19,192
Miscellaneous	-	5,700

	-	24,892

Gain on sale of operating limited
partnerships	-	1,506,757

Expenses
Fund management fee	-	19,065
General and administrative expenses	-	57,561
Professional fees	-	14,670

	-	91,296

NET INCOME (LOSS)	$-	$1,440,353

Net income (loss) allocated to general partner	$-	$14,404

Net income (loss) allocated to limited partners	$-	$1,425,949

Net income (loss) per BAC	$-	$0.56

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

Series 39
	2021	2020
Income
Interest income	$-	$-
Miscellaneous	-	-

	-	-

Gain on sale of operating limited
partnerships	-	-

Expenses
Fund management fee	-	-
General and administrative expenses	-	-
Professional fees	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to limited partners	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 40
	2021	2020
Income
Interest income	$-	$3,050
Miscellaneous	-	6,639

	-	9,689

Gain on sale of operating limited
partnerships	-	2,962,474

Expenses
Fund management fee	-	44,930
General and administrative expenses	-	62,999
Professional fees	-	19,462

	-	127,391

NET INCOME (LOSS)	$-	$2,844,772

Net income (loss) allocated to general partner	$-	$28,448

Net income (loss) allocated to limited partners	$-	$2,816,324

Net income (loss) per BAC	$-	$1.08

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 41
	2021	2020
Income
Interest income	$670	$4,178
Miscellaneous	53,142	90,119

	53,812	94,297

Gain on sale of operating limited
partnerships	98,100	28,040

Expenses
Fund management fee	89,434	104,865
General and administrative expenses	20,401	24,048
Professional fees	28,153	21,619

	137,988	150,532

NET INCOME (LOSS)	$13,924	$(28,195)

Net income (loss) allocated to general partner	$139	$(282)

Net income (loss) allocated to limited partners	$13,785	$(27,913)

Net income (loss) per BAC	$-	$(0.01)

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 42
	2021	2020
Income
Interest income	$2,319	$19,135
Miscellaneous	39,314	28,068

	41,633	47,203

Gain on sale of operating limited
partnerships	722,454	401,094

Expenses
Fund management fee	52,866	88,768
General and administrative expenses	18,481	22,965
Professional fees	29,477	29,154

	100,824	140,887

NET INCOME (LOSS)	$663,263	$307,410

Net income (loss) allocated to general partner	$6,633	$3,074

Net income (loss) allocated to limited partners	$656,630	$304,336

Net income (loss) per BAC	$0.24	$0.11

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 43
	2021	2020
Income
Interest income	$2,174	$18,852
Miscellaneous	1,542	13,834

	3,716	32,686

Gain on sale of operating limited
partnerships	186,635	1,277,506

Expenses
Fund management fee	32,238	86,976
General and administrative expenses	73,901	26,475
Professional fees	33,840	26,731

	139,979	140,182

NET INCOME (LOSS)	$50,372	$1,170,010

Net income (loss) allocated to general partner	$504	$11,700

Net income (loss) allocated to limited partners	$49,868	$1,158,310

Net income (loss) per BAC	$0.01	$0.32

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 44
	2021	2020
Income
Interest income	$662	$17,407
Miscellaneous	11,803	13,844

	12,465	31,251

Gain on sale of operating limited
partnerships	612,172	3,092,325

Expenses
Fund management fee	90,353	164,570
General and administrative expenses	19,325	22,671
Professional fees	26,553	17,508

	136,231	204,749

NET INCOME (LOSS)	$488,406	$2,918,827

Net income (loss) allocated to general partner	$4,884	$29,188

Net income (loss) allocated to limited partners	$483,522	$2,889,639

Net income (loss) per BAC	$0.18	$1.08

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 45
	2021	2020
Income
Interest income	$667	$12,705
Miscellaneous	48,721	42,743

	49,388	55,448

Gain on sale of operating limited
partnerships	214,717	673,509

Expenses
Fund management fee	97,873	209,608
General and administrative expenses	23,715	31,455
Professional fees	85,435	41,757

	207,023	282,820

NET INCOME (LOSS)	$57,082	$446,137

Net income (loss) allocated to general partner	$571	$4,461

Net income (loss) allocated to limited partners	$56,511	$441,676

Net income (loss) per BAC	$0.01	$0.11

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 46
	2021	2020
Income
Interest income	$1,188	$5,621
Miscellaneous	62,640	61,004

	63,828	66,625

Gain on sale of operating limited
partnerships	113,326	43,000

Expenses
Fund management fee	171,152	161,792
General and administrative expenses	21,731	25,226
Professional fees	34,009	25,294

	226,892	212,312

NET INCOME (LOSS)	$(49,738)	$(102,687)

Net income (loss) allocated to general partner	$(497)	$(1,027)

Net income (loss) allocated to limited partners	$(49,241)	$(101,660)

Net income (loss) per BAC	$(0.02)	$(0.03)

(see notes to financial statements)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2021 and 2020

Total	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$3,656,782	$(587,493)	$3,069,289

Distributions	(23,827,546)	-	(23,827,546)

Net income (loss)	14,127,931	142,706	14,270,637

Partners’ capital (deficit), March 31, 2020	(6,042,833)	(444,787)	(6,487,620)

Distributions	(1,466,663)	-	(1,466,663)

Net income (loss)	6,058,616	61,199	6,119,815

Partners’ capital (deficit), March 31, 2021	$(1,450,880)	$(383,588)	$(1,834,468)

Series 20	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$(754,767)	$754,767	$-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2020	(754,767)	754,767	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2021	$(754,767)	$754,767	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2021 and 2020

Series 21	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$(898,231)	$898,231	$-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2020	(898,231)	898,231	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2021	$(898,231)	$898,231	$-

Series 22	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$(2,448,362)	$2,448,362	$-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2020	(2,448,362)	2,448,362	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2021	$(2,448,362)	$2,448,362	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2021 and 2020

Series 23	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$(224,264)	$224,264	$-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2020	(224,264)	224,264	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2021	$(224,264)	$224,264	$-

Series 24	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$577,250	$(175,232)	$402,018

Distributions	(584,813)	-	(584,813)

Net income (loss)	180,967	1,828	182,795

Partners’ capital (deficit), March 31, 2020	173,404	(173,404)	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2021	$173,404	$(173,404)	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2021 and 2020

Series 25	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$219,815	$(219,815)	$-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2020	219,815	(219,815)	-

Distributions	-	-	-

Net income (loss)	-	-	-
Partners’ capital (deficit), March 31, 2021	$219,815	$(219,815)	$-

Series 26	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$867,237	$(312,798)	$554,439

Distributions	-	-	-

Net income (loss)	21,349	216	21,565

Partners’ capital (deficit), March 31, 2020	888,586	(312,582)	576,004

Distributions	-	-	-

Net income (loss)	(46,630)	(471)	(47,101)

Partners’ capital (deficit), March 31, 2021	$841,956	$(313,053)	$528,903

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2021 and 2020

Series 27	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$6,641,679	$(141,445)	$6,500,234

Distributions	(7,318,360)	-	(7,318,360)

Net income (loss)	809,945	8,181	818,126

Partners’ capital (deficit), March 31, 2020	133,264	(133,264)	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2021	$133,264	$(133,264)	$-

Series 28	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$965,536	$(274,931)	$690,605

Distributions	(669,692)	-	(669,692)

Net income (loss)	(20,704)	(209)	(20,913)

Partners’ capital (deficit), March 31, 2020	275,140	(275,140)	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2021	$275,140	$(275,140)	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2021 and 2020

Series 29	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$(2,513,222)	$(367,454)	$(2,880,676)

Distributions	-	-	-

Net income (loss)	(67,853)	(685)	(68,538)

Partners’ capital (deficit), March 31, 2020	(2,581,075)	(368,139)	(2,949,214)

Distributions	-	-	-

Net income (loss)	(12,686)	(128)	(12,814)

Partners’ capital (deficit), March 31, 2021	$(2,593,761)	$(368,267)	$(2,962,028)

Series 30	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$(883,119)	$883,119	$-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2020	(883,119)	883,119	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2021	$(883,119)	$883,119	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2021 and 2020

Series 31	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$2,313,293	$(359,723)	$1,953,570

Distributions	(2,572,942)	-	(2,572,942)

Net income (loss)	613,178	6,194	619,372

Partners’ capital (deficit), March 31, 2020	353,529	(353,529)	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2021	$353,529	$(353,529)	$-

Series 32	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$458,311	$(405,839)	$52,472

Distributions	-	-	-

Net income (loss)	56,648	572	57,220

Partners’ capital (deficit), March 31, 2020	514,959	(405,267)	109,692

Distributions	-	-	-

Net income (loss)	2,500,690	25,259	2,525,949

Partners’ capital (deficit), March 31, 2021	$3,015,649	$(380,008)	$2,635,641

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2021 and 2020

Series 33	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$(628,268)	$(234,407)	$(862,675)

Distributions	-	-	-

Net income (loss)	1,410,370	14,246	1,424,616

Partners’ capital (deficit), March 31, 2020	782,102	(220,161)	561,941

Distributions	-	-	-

Net income (loss)	2,449,039	24,738	2,473,777

Partners’ capital (deficit), March 31, 2021	$3,231,141	$(195,423)	$3,035,718

Series 34	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$(2,186,040)	$(325,505)	$(2,511,545)

Distributions	-	-	-

Net income (loss)	212,073	2,142	214,215

Partners’ capital (deficit), March 31, 2020	(1,973,967)	(323,363)	(2,297,330)

Distributions	-	-	-

Net income (loss)	(42,872)	(433)	(43,305)

Partners’ capital (deficit), March 31, 2021	$(2,016,839)	$(323,796)	$(2,340,635)

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2021 and 2020

Series 35	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$4,633,841	$(238,067)	$4,395,774

Distributions	(5,893,687)	-	(5,893,687)
Net income (loss)	1,482,934	14,979	1,497,913

Partners’ capital (deficit), March 31, 2020	223,088	(223,088)	-

Distributions	-	-	-
Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2021	$223,088	$(223,088)	$-

Series 36	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$2,670,150	$(153,497)	$2,516,653

Distributions	(3,044,292)	-	(3,044,292)
Net income (loss)	522,363	5,276	527,639

Partners’ capital (deficit), March 31, 2020	148,221	(148,221)	-

Distributions	-	-	-
Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2021	$148,221	$(148,221)	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2021 and 2020

Series 37	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$205,359	$(205,359)	$-

Distributions	-	-	-
Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2020	205,359	(205,359)	-

Distributions	-	-	-
Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2021	$205,359	$(205,359)	$-

Series 38	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$1,702,399	$(203,293)	$1,499,106

Distributions	(2,939,459)	-	(2,939,459)
Net income (loss)	1,425,949	14,404	1,440,353

Partners’ capital (deficit), March 31, 2020	188,889	(188,889)	-

Distributions		-	-
Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2021	$188,889	$(188,889)	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2021 and 2020

Series 39	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$196,043	$(196,043)	$-

Distributions	-	-	-
Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2020	196,043	(196,043)	-

Distributions	-	-	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2021	$196,043	$(196,043)	$-

Series 40	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$(1,795,123)	$(245,348)	$(2,040,471)

Distributions	(804,301)	-	(804,301)
Net income (loss)	2,816,324	28,448	2,844,772

Partners’ capital (deficit), March 31, 2020	216,900	(216,900)	-

Distributions	-	-	-
Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2021	$216,900	$(216,900)	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2021 and 2020

Series 41	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$(1,995,553)	$(271,842)	$(2,267,395)

Distributions	-	-	-
Net income (loss)	(27,913)	(282)	(28,195)

Partners’ capital (deficit), March 31, 2020	(2,023,466)	(272,124)	(2,295,590)

Distributions	-	-	-

Net income (loss)	13,785	139	13,924

Partners’ capital (deficit), March 31, 2021	$(2,009,681)	$(271,985)	$(2,281,666)

Series 42	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$1,539,351	$(227,822)	$1,311,529

Distributions	-	-	-
Net income (loss)	304,336	3,074	307,410

Partners’ capital (deficit), March 31, 2020	1,843,687	(224,748)	1,618,939

Distributions	-	-	-
Net income (loss)	656,630	6,633	663,263

Partners’ capital (deficit), March 31, 2021	$2,500,317	$(218,115)	$2,282,202

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2021 and 2020

Series 43	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$565,339	$(319,058)	$246,281

Distributions	-	-	-
Net income (loss)	1,158,310	11,700	1,170,010

Partners’ capital (deficit), March 31, 2020	1,723,649	(307,358)	1,416,291

Distributions	(1,466,663)	-	(1,466,663)
Net income (loss)	49,868	504	50,372

Partners’ capital (deficit), March 31, 2021	$306,854	$(306,854)	$-

Series 44	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$(2,696,719)	$(267,086)	$(2,963,805)

Distributions	-	-	-
Net income (loss)	2,889,639	29,188	2,918,827

Partners’ capital (deficit), March 31, 2020	192,920	(237,898)	(44,978)

Distributions	-	-	-
Net income (loss)	483,522	4,884	488,406

Partners’ capital (deficit), March 31, 2021	$676,442	$(233,014)	$443,428

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2021 and 2020

Series 45	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$(1,577,434)	$(373,168)	$(1,950,602)

Distributions	-	-	-

Net income (loss)	441,676	4,461	446,137

Partners’ capital (deficit), March 31, 2020	(1,135,758)	(368,707)	(1,504,465)

Distributions	-	-	-

Net income (loss)	56,511	571	57,082

Partners’ capital (deficit), March 31, 2021	$(1,079,247)	$(368,136)	$(1,447,383)

Series 46	Limited partners	General partner	Total
Partners’ capital (deficit), March 31, 2019	$(1,297,719)	$(278,504)	$(1,576,223)

Distributions	-	-	-

Net income (loss)	(101,660)	(1,027)	(102,687)

Partners’ capital (deficit), March 31, 2020	(1,399,379)	(279,531)	(1,678,910)

Distributions	-	-	-

Net income (loss)	(49,241)	(497)	(49,738)

Partners’ capital (deficit), March 31, 2021	$(1,448,620)	$(280,028)	$(1,728,648)

(see notes to financial statements)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

Years ended March 31, 2021 and 2020

	Total
	2021	2020
Cash flows from operating activities
Net income (loss)	$6,119,815	$14,270,637
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(7,094,752)	(15,973,739)
Changes in assets and liabilities
Other assets	4,259	-
Accounts payable and accrued expenses	(15,973)	(534,316)
Accounts payable - affiliates	(443,708)	(6,195,140)

Net cash provided by (used in) operating activities	(1,430,359)	(8,432,558)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	7,094,498	15,955,684

Net cash provided by investing activities	7,094,498	15,955,684

Cash flows from financing activities
Distributions	(1,466,663)	(23,827,546)

Net cash used in financing activities	(1,466,663)	(23,827,546)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,197,476	(16,304,420)

Cash and cash equivalents, beginning	6,622,109	22,926,529

Cash and cash equivalents, ending	$10,819,585	$6,622,109

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$25,000

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

Series 20
	2021	2020
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

Series 21
	2021	2020
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

Series 22
	2021	2020
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

Series 23
	2021	2020
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 24
	2021	2020
Cash flows from operating activities
Net income (loss)	$-	$182,795
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(278,516)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	(95,721)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	278,516

Net cash provided by investing activities	-	278,516

Cash flows from financing activities
Distributions	-	(584,813)

Net cash used in financing activities	-	(584,813)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	(402,018)

Cash and cash equivalents, beginning	-	402,018

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

Series 25
	2021	2020
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 26
	2021	2020
Cash flows from operating activities
Net income (loss)	$(47,101)	$21,565
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(18,800)	(109,433)
Changes in assets and liabilities
Other assets	(75)	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	2,199	-

Net cash provided by (used in) operating activities	(63,777)	(87,868)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	18,800	109,433

Net cash provided by investing activities	18,800	109,433

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(44,977)	21,565

Cash and cash equivalents, beginning	576,004	554,439

Cash and cash equivalents, ending	$531,027	$576,004

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 27
	2021	2020
Cash flows from operating activities
Net income (loss)	$-	$818,126
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(856,766)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	(38,640)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	856,766

Net cash provided by investing activities	-	856,766

Cash flows from financing activities
Distributions	-	(7,318,360)

Net cash used in financing activities	-	(7,318,360)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	(6,500,234)

Cash and cash equivalents, beginning	-	6,500,234

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 28
	2021	2020
Cash flows from operating activities
Net income (loss)	$-	$(20,913)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(73,248)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	(94,161)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	73,248

Net cash provided by investing activities	-	73,248

Cash flows from financing activities
Distributions	-	(669,692)

Net cash used in financing activities	-	(669,692)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	(690,605)

Cash and cash equivalents, beginning	-	690,605

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 29
	2021	2020
Cash flows from operating activities
Net income (loss)	$(12,814)	$(68,538)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(44,500)	-
Changes in assets and liabilities
Other assets	(2,148)	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	21,752	29,040

Net cash provided by (used in) operating activities	(37,710)	(39,498)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	44,500	-

Net cash provided by investing activities	44,500	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	6,790	(39,498)

Cash and cash equivalents, beginning	157,446	196,944

Cash and cash equivalents, ending	$164,236	$157,446

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

Series 30
	2021	2020
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020
	Series 31
	2021	2020
Cash flows from operating activities
Net income (loss)	$-	$619,372
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(619,800)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	(428)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	619,800

Net cash provided by investing activities	-	619,800

Cash flows from financing activities
Distributions	-	(2,572,942)

Net cash used in financing activities	-	(2,572,942)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	(1,953,570)

Cash and cash equivalents, beginning	-	1,953,570

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$25,000

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020
	Series 32
	2021	2020
Cash flows from operating activities
Net income (loss)	$2,525,949	$57,220
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(2,571,228)	(159,553)
Changes in assets and liabilities
Other assets	(74)	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(78,664)	(135,014)

Net cash provided by (used in) operating activities	(124,017)	(237,347)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	2,571,228	158,324

Net cash provided by investing activities	2,571,228	158,324

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,447,211	(79,023)

Cash and cash equivalents, beginning	193,203	272,226

Cash and cash equivalents, ending	$2,640,414	$193,203

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 33
	2021	2020
Cash flows from operating activities
Net income (loss)	$2,473,777	$1,424,616
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(2,492,020)	(1,469,594)
Changes in assets and liabilities
Other assets	(74)	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	4,992	(1,099,287)

Net cash provided by (used in) operating activities	(13,325)	(1,144,265)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	2,492,020	1,469,594

Net cash provided by investing activities	2,492,020	1,469,594

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,478,695	325,329

Cash and cash equivalents, beginning	561,941	236,612

Cash and cash equivalents, ending	$3,040,636	$561,941

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 34
	2021	2020
Cash flows from operating activities
Net income (loss)	$(43,305)	$214,215
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(20,800)	(284,500)
Changes in assets and liabilities
Other assets	(74)	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	24,102	(244,156)

Net cash provided by (used in) operating activities	(40,077)	(314,441)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	20,800	284,500

Net cash provided by investing activities	20,800	284,500

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(19,277)	(29,941)

Cash and cash equivalents, beginning	148,344	178,285

Cash and cash equivalents, ending	$129,067	$148,344

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 35
	2021	2020
Cash flows from operating activities
Net income (loss)	$-	$1,497,913
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(1,555,642)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	(57,729)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	1,555,642

Net cash provided by investing activities	-	1,555,642

Cash flows from financing activities
Distributions	-	(5,893,687)

Net cash used in financing activities	-	(5,893,687)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	(4,395,774)

Cash and cash equivalents, beginning	-	4,395,774

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 36
	2021	2020
Cash flows from operating activities
Net income (loss)	$-	$527,639
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(581,982)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(24,706)
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	(79,049)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	581,982

Net cash provided by investing activities	-	581,982

Cash flows from financing activities
Distributions	-	(3,044,292)

Net cash used in financing activities	-	(3,044,292)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	(2,541,359)

Cash and cash equivalents, beginning	-	2,541,359

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

Series 37
	2021	2020
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 38
	2021	2020
Cash flows from operating activities
Net income (loss)	$-	$1,440,353
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(1,506,757)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	(66,404)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	1,506,757

Net cash provided by investing activities	-	1,506,757

Cash flows from financing activities
Distributions	-	(2,939,459)

Net cash used in financing activities	-	(2,939,459)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	(1,499,106)

Cash and cash equivalents, beginning	-	1,499,106

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

Series 39
	2021	2020
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 40
	2021	2020
Cash flows from operating activities
Net income (loss)	$-	$2,844,772
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	-	(2,962,474)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(9,500)
Accounts payable - affiliates	-	(2,224,213)

Net cash provided by (used in) operating activities	-	(2,351,415)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	2,962,372

Net cash provided by investing activities	-	2,962,372

Cash flows from financing activities
Distributions	-	(804,301)

Net cash used in financing activities	-	(804,301)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	(193,344)

Cash and cash equivalents, beginning	-	193,344

Cash and cash equivalents, ending	$-	$-

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 41
	2021	2020
Cash flows from operating activities
Net income (loss)	$13,924	$(28,195)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(98,100)	(28,040)
Changes in assets and liabilities
Other assets	(437)	-
Accounts payable and accrued expenses	1	-
Accounts payable - affiliates	43,016	134,220

Net cash provided by (used in) operating activities	(41,596)	77,985

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	98,100	28,040

Net cash provided by investing activities	98,100	28,040

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	56,504	106,025

Cash and cash equivalents, beginning	352,239	246,214

Cash and cash equivalents, ending	$408,743	$352,239

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020
	Series 42
	2021	2020
Cash flows from operating activities
Net income (loss)	$663,263	$307,410
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(722,454)	(401,094)
Changes in assets and liabilities
Other assets	11,218	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	36,736	-

Net cash provided by (used in) operating activities	(11,237)	(93,684)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	722,200	401,094

Net cash provided by investing activities	722,200	401,094

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	710,963	307,410

Cash and cash equivalents, beginning	1,607,893	1,300,483

Cash and cash equivalents, ending	$2,318,856	$1,607,893

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020
	Series 43
	2021	2020
Cash flows from operating activities
Net income (loss)	$50,372	$1,170,010
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(186,635)	(1,277,506)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	(168,259)

Net cash provided by (used in) operating activities	(136,263)	(275,755)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	186,635	1,277,506

Net cash provided by investing activities	186,635	1,277,506

Cash flows from financing activities
Distributions	(1,466,663)	-

Net cash used in financing activities	(1,466,663)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,416,291)	1,001,751

Cash and cash equivalents, beginning	1,416,291	414,540

Cash and cash equivalents, ending	$-	$1,416,291

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020
	Series 44
	2021	2020
Cash flows from operating activities
Net income (loss)	$488,406	$2,918,827
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(612,172)	(3,092,325)
Changes in assets and liabilities
Other assets	(205)	-
Accounts payable and accrued expenses	(3,974)	4,000
Accounts payable - affiliates	36,818	(2,714,154)

Net cash provided by (used in) operating activities	(91,127)	(2,883,652)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	612,172	3,092,325

Net cash provided by investing activities	612,172	3,092,325

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	521,045	208,673

Cash and cash equivalents, beginning	321,693	113,020

Cash and cash equivalents, ending	$842,738	$321,693

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020
	Series 45
	2021	2020
Cash flows from operating activities
Net income (loss)	$57,082	$446,137
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(214,717)	(673,509)
Changes in assets and liabilities
Other assets	(2,627)	-
Accounts payable and accrued expenses	(12,000)	(504,110)
Accounts payable - affiliates	(607,163)	17,487

Net cash provided by (used in) operating activities	(779,425)	(713,995)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	214,717	656,785

Net cash provided by investing activities	214,717	656,785

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(564,708)	(57,210)

Cash and cash equivalents, beginning	859,371	916,581

Cash and cash equivalents, ending	$294,663	$859,371

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2021 and 2020

	Series 46
	2021	2020
Cash flows from operating activities
Net income (loss)	$(49,738)	$(102,687)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Gain on sale of operating limited partnerships	(113,326)	(43,000)
Changes in assets and liabilities
Other assets	(1,245)	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	72,504	209,196

Net cash provided by (used in) operating activities	(91,805)	63,509

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	113,326	43,000

Net cash provided by investing activities	113,326	43,000

Cash flows from financing activities
Distributions	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	21,521	106,509

Cash and cash equivalents, beginning	427,684	321,175

Cash and cash equivalents, ending	$449,205	$427,684

Supplemental schedule of noncash investing and financing activities

The fund has applied notes receivable and advances to its capital contribution obligation in operating limited partnerships.	$-	$-

(see notes to financial statements)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 and 2020

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BF Garden Tax Credit Fund IV L.P. (formerly known as Boston Capital Tax Credit Fund IV L.P.) (the "Fund") was organized under the laws of the State of Delaware as of October 5, 1993, for the purpose of acquiring, holding, and disposing of limited partnership interests in operating partnerships which will acquire, develop, rehabilitate, operate and own newly constructed, existing or rehabilitated low-income apartment complexes ("Operating Partnerships").  Effective as of December 15, 2020, Corporate Investment Holdings, Inc., a Massachusetts corporation owned by BF Garden Companion Limited Partnership, a Massachusetts limited partnership formerly known as Boston Capital Companion Limited Partnership (“Companion”), replaced BCA Associates Limited Partnership as the general partner of the Fund’s general partner, BF Garden Associates IV L.P., a Delaware limited partnership formerly known as Boston Capital Associates IV L.P.  Additionally, Companion replaced Capital Investment Holdings IV Limited Partnership as the sole limited partner of the Fund’s general partner.  Also effective as of December 15, 2020, BFBC Holdings GP, LLC, a Delaware limited liability company and an affiliate of Boston Financial Investment Management, LP, a Delaware limited partnership (“BFIM”), replaced Boston Capital Partners II Corporation as the general partner of Companion; and BFIM replaced Boston Capital Companion Holdings Limited Partnership as the sole limited partner of Companion.  The assignor limited partner of the Fund continues to be BCTC IV Assignor Corp., a Delaware corporation which is now wholly owned by Companion.

The assignor limited partner was formed for the purpose of serving in that capacity for the Fund and does not engage in any other business. Units of beneficial interest in the limited partnership interest of the assignor limited partner have been assigned by the assignor limited partner by means of beneficial assignee certificates ("BACs") to investors and investors are entitled to all the rights and economic benefits of a limited partner of the Fund, including rights to a percentage of the income, gains, losses, deductions, credits and distributions of the Fund.

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2021 and 2020 are as follows:

	Issued		Outstanding
	2021	2020	2021	2020
Series 20	3,866,700	3,866,700	3,828,200	3,828,200
Series 21	1,892,700	1,892,700	1,879,500	1,879,500
Series 22	2,564,400	2,564,400	2,550,145	2,550,145
Series 23	3,336,727	3,336,727	3,303,327	3,303,327
Series 24	2,169,878	2,169,878	2,150,053	2,150,053
Series 25	3,026,109	3,026,109	3,016,809	3,016,809
Series 26	3,995,900	3,995,900	3,926,374	3,929,074
Series 27	2,460,700	2,460,700	2,431,350	2,431,350
Series 28	4,000,738	4,000,738	3,979,139	3,979,139
Series 29	3,991,800	3,991,800	3,911,725	3,923,225
Series 30	2,651,000	2,651,000	2,621,200	2,621,200
Series 31	4,417,857	4,417,857	4,375,757	4,375,757
Series 32	4,754,198	4,754,198	4,706,298	4,715,798
Series 33	2,636,533	2,636,533	2,605,833	2,606,833
Series 34	3,529,319	3,529,319	3,474,319	3,477,719
Series 35	3,300,463	3,300,463	3,277,913	3,277,913
Series 36	2,106,838	2,106,838	2,083,704	2,083,704
Series 37	2,512,500	2,512,500	2,489,100	2,489,100
Series 38	2,543,100	2,543,100	2,536,200	2,536,200
Series 39	2,292,151	2,292,151	2,288,351	2,288,351
Series 40	2,630,256	2,630,256	2,611,356	2,611,356
Series 41	2,891,626	2,891,626	2,865,176	2,867,676
Series 42	2,744,262	2,744,262	2,706,362	2,716,362
Series 43	3,637,987	3,637,987	3,617,987	3,617,987
Series 44	2,701,973	2,701,973	2,682,873	2,687,173
Series 45	4,014,367	4,014,367	3,989,967	3,996,467
Series 46	2,980,998	2,980,998	2,965,635	2,965,635

	83,651,080	83,651,080	82,874,653	82,926,053

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables.  Accordingly, the Fund recorded a valuation allowance of $7,893 for both years March 31, 2021 and 2020.

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns.  The funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure.  Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years.  While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2017 remain open.

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period.  The weighted average number of units in each series at March 31, 2021 and 2020 are as follows:

	2021	2020
Series 20	3,828,200	3,828,200
Series 21	1,879,500	1,879,500
Series 22	2,550,145	2,550,145
Series 23	3,303,327	3,303,327
Series 24	2,150,053	2,150,053
Series 25	3,016,809	3,016,809
Series 26	3,928,399	3,949,774
Series 27	2,431,350	2,431,350
Series 28	3,979,139	3,979,139
Series 29	3,920,350	3,938,000
Series 30	2,621,200	2,621,200
Series 31	4,375,757	4,375,757
Series 32	4,713,423	4,722,173
Series 33	2,606,583	2,617,783
Series 34	3,476,869	3,491,744
Series 35	3,277,913	3,277,913
Series 36	2,083,704	2,083,704
Series 37	2,489,100	2,489,100
Series 38	2,536,200	2,536,200
Series 39	2,288,351	2,288,351
Series 40	2,611,356	2,611,356
Series 41	2,867,051	2,871,239
Series 42	2,713,862	2,721,237
Series 43	3,617,987	3,625,112
Series 44	2,686,098	2,688,673
Series 45	3,994,842	4,004,492
Series 46	2,965,635	2,965,635

	82,913,203	83,017,966

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2021 and March 31, 2020, the Fund entered into several transactions with various former and current affiliates of the general partner, including Boston Capital Partners, Inc., , Boston Capital Holdings Limited Partnership,  Boston Capital Asset Management Limited Partnership, and BF Garden Companion Limited Partnership (formerly known as Boston Capital Companion Limited Partnership) as follows:

The Fund originally incurred an annual fund management fee to Boston Capital Asset Management Limited Partnership, a former affiliate of the general partner.  As part of the sale disclosed in Note A, the fund management fee is now payable to BF Garden Companion Limited Partnership (formerly known as Boston Capital Companion Limited Partnership), an affiliate of the general partner as of December 15, 2020, in an amount equal to .5 percent of the aggregate cost of the apartment complexes owned by the operating limited partnerships, less the amount of certain asset management and reporting fees paid by the operating limited partnerships.  The fund management fees earned and the reporting fees paid by the operating limited partners for the years ended March 2021 and 2020 are as follows:

		2021
	Gross Fund Management Fee	Asset Management and Reporting Fee	Fund Management Fee net of Asset Management and Reporting Fee
Series 20	$-	$-	$-
Series 21	-	-	-
Series 22	-	-	-
Series 23	-	-	-
Series 24	-	-	-
Series 25	-	-	-
Series 26	15,044	-	15,044
Series 27	-	-	-
Series 28	-	-	-
Series 29	21,752	-	21,752
Series 30	-	-	-
Series 31	-	-	-
Series 32	50,243	13,516	36,727
Series 33	34,323	13,516	20,807
Series 34	24,102	4,200	19,902
Series 35	-	-	-
Series 36	-	-	-
Series 37	-	-	-
Series 38	-	-	-
Series 39	-	-	-
Series 40	-	-	-
Series 41	107,516	18,082	89,434
Series 42	55,995	3,129	52,866
Series 43	45,534	13,296	32,238
Series 44	121,260	30,907	90,353
Series 45	135,226	37,353	97,873
Series 46	185,830	14,678	171,152

	$796,825	$148,677	$648,148

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

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

All fund management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2021 and 2020, total fund management fees accrued were $12,664,070 and $13,107,778, respectively.

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fund management fees paid for the years ended March 31, 2021 and 2020, are as follows:

	2021	2020
Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	28,397
Series 25	-	-
Series 26	12,845	45,474
Series 27	-	21,000
Series 28	-	20,112
Series 29	-	-
Series 30	-	-
Series 31	-	4,308
Series 32	128,907	209,532
Series 33	29,331	1,145,475
Series 34	-	284,500
Series 35	-	28,735
Series 36	-	10,650
Series 37	-	-
Series 38	-	22,065
Series 39	-	-
Series 40	-	2,276,523
Series 41	64,500	-
Series 42	19,259	92,228
Series 43	45,534	266,466
Series 44	84,442	2,671,325
Series 45	742,389	216,448
Series 46	113,326	-

	$1,240,533	$7,343,238

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

General and administrative expenses and professional fees incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership for each series for the years ended March 31, 2021 and 2020, charged to each series’ operations are as follows:

	2021	2020
Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	53,742
Series 25	-	-
Series 26	14,497	19,282
Series 27	-	75,863
Series 28	-	56,652
Series 29	13,951	19,154
Series 30	-	-
Series 31	-	54,225
Series 32	14,483	19,051
Series 33	13,213	16,131
Series 34	13,771	17,491
Series 35	-	52,856
Series 36	-	51,100
Series 37	-	-
Series 38	-	53,075
Series 39	-	-
Series 40	-	58,885
Series 41	13,573	18,140
Series 42	13,362	17,263
Series 43	14,008	18,989
Series 44	13,363	16,847
Series 45	14,296	21,460
Series 46	13,508	18,852

	$152,025	$659,058

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2021 and 2020, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes. The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2021 and 2020 by series are as follows:

	2021	2020
Series 20	-	-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	1	3
Series 27	-	-
Series 28	-	-
Series 29	2	5
Series 30	-	-
Series 31	-	-
Series 32	1	3
Series 33	1	2
Series 34	1	2
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	-	-
Series 40	-	-
Series 41	2	8
Series 42	2	6
Series 43	-	11
Series 44	2	3
Series 45	11	13
Series 46	10	12

	33	68

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2021 the Fund disposed of thirty-five Operating Partnerships. Gain on disposition is included in share of income (losses) from operating limited partnerships. A summary of the dispositions by Series for March 31, 2021 is as follows.

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition *	Gain on Disposition
Series 26	2	-	18,800	18,800
Series 29	3	-	44,500	44,500
Series 32	1	1	2,571,228	2,571,228
Series 33	-	1	2,492,020	2,492,020
Series 34	1	-	20,800	20,800
Series 41	6	-	98,100	98,100
Series 42	3	1	722,200	722,454
Series 43	11	-	186,635	186,635
Series 44	1	-	612,172	612,172
Series 45	1	1	214,717	214,717
Series 46	2	-	113,326	113,326
Total	31	4	$7,094,498	$7,094,752

* Partnership proceeds from disposition does not include $254 which was due to a writeoff of capital contribution payable as of March 31, 2021, for Series 42.

During the year ended March 31, 2020 the Fund disposed of fifty-nine Operating Partnerships. Gain on disposition is included in share of income (losses) from operating limited partnerships. A summary of the dispositions by Series for March 31, 2020 is as follows.

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

The gain described above is for financial statement purposes only. There are significant differences between the equity method of accounting and the tax reporting of income and losses from Operating Partnership investments. The largest difference is the ability, for tax purposes, to deduct losses in excess of the Partnership’s investment in the Operating Partnership. As a result, the amount of gain recognized for tax purposes may be significantly higher than the gain recorded in the financial statements.

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the Fund’s investment in each operating limited partnership, the Fund is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations.  At March 31, 2021 and 2020, contributions are payable to operating limited partnerships as follows:

	2021	2020
Series 20	$-	$-
Series 21	-	-
Series 22	-	-
Series 23	-	-
Series 24	-	-
Series 25	-	-
Series 26	-	-
Series 27	-	-
Series 28	-	-
Series 29	785	785
Series 30	-	-
Series 31	-	-
Series 32	-	-
Series 33	-	-
Series 34	-	-
Series 35	-	-
Series 36	-	-
Series 37	-	-
Series 38	-	-
Series 39	-	-
Series 40	-	-
Series 41	-	-
Series 42	-	254
Series 43	-	-
Series 44	-	-
Series 45	-	-
Series 46	-	-
	$785	$1,039

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

	Total	Series 20	Series 21
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$45,625,907	$-	$-

Acquisition costs of operating limited partnerships	1,096,866	-	-

Cumulative distributions from operating limited partnerships	(467,311)	-	-

Cumulative impairment loss in investments in operating limited partnerships	(27,975,615)	-	-

Cumulative losses from operating limited partnerships	(18,279,847)	-	-

Investments in operating limited partnerships per balance sheet	-	-	-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 20	Series 21
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	(11,711)	-	-

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(288,550)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	32,927	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(11,383,230)	-	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	33,460	-	-

Cumulative impairment loss in investments in operating limited partnerships	27,975,615	-	-

Other	(1,111,465)	-	-

Equity per operating limited partnerships’ combined financial statements	$15,247,046	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 22	Series 23	Series 24
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	-	-	-

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	-	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	-

Cumulative impairment loss in investments in operating limited partnerships	-	-	-

Other	-	-	-

Equity per operating limited partnerships’ combined financial statements	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

	Series 25	Series 26	Series 27
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$-	$704,145	$-

Acquisition costs of operating limited partnerships	-	109,460	-

Cumulative distributions from operating limited partnerships	-	(3,223)	-

Cumulative impairment loss in investments in operating limited partnerships	-	(206,682)	-

Cumulative losses from operating limited partnerships	-	(603,700)	-

Investments in operating limited partnerships per balance sheet	-	-	-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 25	Series 26	Series 27
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	-	-	-

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(763,435)	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	21,979	-

Cumulative impairment loss in investments in operating limited partnerships	-	206,682	-

Other	-	(29,502)	-

Equity per operating limited partnerships’ combined financial statements	$-	$(564,276)	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

	Series 28	Series 29	Series 30
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$-	$1,852,177	$-

Acquisition costs of operating limited partnerships	-	266,798	-

Cumulative distributions from operating limited partnerships	-	(9,500)	-

Cumulative impairment loss in investments in operating limited partnerships	-	(888,464)	-

Cumulative losses from operating limited partnerships	-	(1,221,011)	-

Investments in operating limited partnerships per balance sheet	-	-	-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 28	Series 29	Series 30
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	-	-	-

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	32,927	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(1,157,917)	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	-

Cumulative impairment loss in investments in operating limited partnerships	-	888,464	-

Other	-	5,610	-

Equity per operating limited partnerships’ combined financial statements	$-	$(230,916)	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

	Series 31	Series 32	Series 33
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$-	$1,501,914	$1,495,966

Acquisition costs of operating limited partnerships	-	216,029	216,029

Cumulative distributions from operating limited partnerships	-	(33,444)	(500)

Cumulative impairment loss in investments in operating limited partnerships	-	(1,110,485)	(790,713)

Cumulative losses from operating limited partnerships	-	(574,014)	(920,782)

Investments in operating limited partnerships per balance sheet	-	-	-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 31	Series 32	Series 33
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	-	-	-

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(917,996)	(784,846)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	-

Cumulative impairment loss in investments in operating limited partnerships	-	1,110,485	790,713

Other	-	(34,871)	7

Equity per operating limited partnerships’ combined financial statements	$-	$157,618	$5,874

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

	Series 34	Series 35	Series 36
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$2,097,333	$-	$-

Acquisition costs of operating limited partnerships	288,550	-	-

Cumulative distributions from operating limited partnerships	-	-	-

Cumulative impairment loss in investments in operating limited partnerships	(833,360)	-	-

Cumulative losses from operating limited partnerships	(1,552,523)	-	-

Investments in operating limited partnerships per balance sheet	-	-	-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 34	Series 35	Series 36
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	-	-	-

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(288,550)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(610,098)	-	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	-

Cumulative impairment loss in investments in operating limited partnerships	833,360	-	-

Other	2	-	-

Equity per operating limited partnerships’ combined financial statements	$(65,286)	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 37	Series 38	Series 39
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	-	-	-

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	-	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	-

Cumulative impairment loss in investments in operating limited partnerships	-	-	-

Other	-	-	-

Equity per operating limited partnerships’ combined financial statements	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

    The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

	Series 40	Series 41	Series 42
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$-	$3,206,778	$581,332

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	-	(2,772)	(781)

Cumulative impairment loss in investments in operating limited partnerships	-	(752,318)	-

Cumulative losses from operating limited partnerships	-	(2,451,688)	(580,551)

Investments in operating limited partnerships per balance sheet	-	-	-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 40	Series 41	Series 42
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	-	(7,500)	(4,211)

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(1,623,678)	(566,599)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	-

Cumulative impairment loss in investments in operating limited partnerships	-	752,318	-

Other	-	(325,268)	(34,441)

Equity per operating limited partnerships’ combined financial statements	$-	$(1,204,128)	$(605,251)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

	Series 43	Series 44	Series 45
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$-	$3,095,765	$13,534,041

Acquisition costs of operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	-	(40,115)	(192,410)

Cumulative impairment loss in investments in operating limited partnerships	-	(2,550,560)	(8,739,377)

Cumulative losses from operating limited partnerships	-	(505,090)	(4,602,254)

Investments in operating limited partnerships per balance sheet	-	-	-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 43	Series 44	Series 45
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	-	-	-

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(15,841)	(3,117,867)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	-	11,481

Cumulative impairment loss in investments in operating limited partnerships	-	2,550,560	8,739,377

Other	-	(147,290)	(316,529)

Equity per operating limited partnerships’ combined financial statements	$-	$2,387,429	$5,316,462

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

Series 46
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$17,556,456

Acquisition costs of operating limited partnerships	-

Cumulative distributions from operating limited partnerships	(184,566)

Cumulative impairment loss in investments in operating limited partnerships	(12,103,656)

Cumulative losses from operating limited partnerships	(5,268,234)

Investments in operating limited partnerships per balance sheet	-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Series 46
The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	-

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships(see note A).	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,824,953)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-

Cumulative impairment loss in investments in operating limited partnerships	12,103,656

Other	(229,183)

Equity per operating limited partnerships’ combined financial statements	$10,049,520

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$58,100,481	$-	$-
Land	9,140,743	-	-
Other assets	12,769,297	-	-

	$80,010,521	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$61,595,513	$-	$-
Accounts payable and accrued expenses	3,238,584	-	-
Other liabilities	6,052,304	-	-

	70,886,401	-	-
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	15,247,046	-	-
Other partners	(6,122,926)	-	-

	9,124,120	-	-

	$80,010,521	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$-	$-
Land	-	-	-
Other assets	-	-	-

	$-	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$-	$-
Accounts payable and accrued expenses	-	-	-
Other liabilities	-	-	-

	-	-	-
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	-	-	-
Other partners	-	-	-

	-	-	-

	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$697,635	$-
Land	-	52,272	-
Other assets	-	112,648	-

	$-	$862,555	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$1,070,448	$-
Accounts payable and accrued expenses	-	93,085	-
Other liabilities	-	325,434	-

	-	1,488,967	-
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	-	(564,276)	-
Other partners	-	(62,136)	-

	-	(626,412)	-

	$-	$862,555	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$1,422,477	$-
Land	-	12,000	-
Other assets	-	466,565	-

	$-	$1,901,042	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$1,826,315	$-
Accounts payable and accrued expenses	-	106,791	-
Other liabilities	-	453,193	-

	-	2,386,299	-
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	-	(230,916)	-
Other partners	-	(254,341)	-

	-	(485,257)	-

	$-	$1,901,042	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$921,333	$847,401
Land	-	60,400	175,500
Other assets	-	376,891	239,177

	$-	$1,358,624	$1,262,078

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$623,725	$1,205,104
Accounts payable and accrued expenses	-	629,491	11,821
Other liabilities	-	46,249	62,064

	-	1,299,465	1,278,989

PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	-	157,618	5,874
Other partners	-	(98,459)	(22,785)

	-	59,159	(16,911)

	$-	$1,358,624	$1,262,078

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,539,529	$-	$-
Land	142,576	-	-
Other assets	452,343	-	-

	$2,134,448	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$1,654,958	$-	$-
Accounts payable and accrued expenses	59,077	-	-
Other liabilities	485,916	-	-

	2,199,951	-	-
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	(65,286)	-	-
Other partners	(217)	-	-

	(65,503)	-	-

	$2,134,448	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$-	$-
Land	-	-	-
Other assets	-	-	-

	$-	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$-	$-
Accounts payable and accrued expenses	-	-	-
Other liabilities	-	-	-

	-	-	-
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	-	-	-
Other partners	-	-	-

	-	-	-

	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$6,425,891	$6,414,854
Land	-	2,225,961	2,076,707
Other assets	-	1,889,844	1,511,601

	$-	$10,541,696	$10,003,162

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$12,064,213	$12,467,987
Accounts payable and accrued expenses	-	753,367	748,588
Other liabilities	-	257,002	309,929

	-	13,074,582	13,526,504
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	-	(1,204,128)	(605,251)
Other partners	-	(1,328,758)	(2,918,091)

	-	(2,532,886)	(3,523,342)

	$-	$10,541,696	$10,003,162

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$3,619,725	$13,619,763
Land	-	634,735	2,021,533
Other assets	-	458,109	3,633,550

	$-	$4,712,569	$19,274,846

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$4,426,968	$11,744,364
Accounts payable and accrued expenses	-	121,936	248,449
Other liabilities	-	50,189	1,791,931

	-	4,599,093	13,784,744
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	-	2,387,429	5,316,462
Other partners	-	(2,273,953)	173,640

	-	113,476	5,490,102

	$-	$4,712,569	$19,274,846

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$22,591,873
Land	1,739,059
Other assets	3,628,569

$27,959,501

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$14,511,431
Accounts payable and accrued expenses	465,979
Other liabilities	2,270,397

17,247,807
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	10,049,520
Other partners	662,174

10,711,694

$27,959,501

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$110,385,267	$-	$-
Land	13,190,867	-	-
Other assets	21,424,583	-	-

	$145,000,717	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$109,360,346	$-	$-
Accounts payable and accrued expenses	5,843,383	-	-
Other liabilities	11,583,141	-	-

	126,786,870	-	-
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	19,966,141	-	-
Other partners	(1,752,294)	-	-

	18,213,847	-	-

	$145,000,717	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$-	$-
Land	-	-	-
Other assets	-	-	-

	$-	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$-	$-
Accounts payable and accrued expenses	-	-	-
Other liabilities	-	-	-

	-	-	-
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	-	-	-
Other partners	-	-	-

	-	-	-

	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$1,101,308	$-
Land	-	159,483	-
Other assets	-	168,013	-

	$-	$1,428,804	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$1,987,848	$-
Accounts payable and accrued expenses	-	240,908	-
Other liabilities	-	398,735	-

	-	2,627,491	-
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	-	(1,127,726)	-
Other partners	-	(70,961)	-

	-	(1,198,687)	-

	$-	$1,428,804	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$2,748,531	$-
Land	-	87,498	-
Other assets	-	654,906	-

	$-	$3,490,935	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$3,234,686	$-
Accounts payable and accrued expenses	-	436,475	-
Other liabilities	-	883,162	-

	-	4,554,323	-
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	-	(706,718)	-
Other partners	-	(356,670)	-

	-	(1,063,388)	-

	$-	$3,490,935	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$8,125,500	$6,743,782
Land	-	682,958	798,058
Other assets	-	1,641,003	1,082,963

	$-	$10,449,461	$8,624,803

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$4,655,156	$3,948,744
Accounts payable and accrued expenses	-	766,899	143,361
Other liabilities	-	768,974	183,880

	-	6,191,029	4,275,985
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	-	2,350,531	2,309,687
Other partners	-	1,907,901	2,039,131

	-	4,258,432	4,348,818

	$-	$10,449,461	$8,624,803

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$2,184,415	$-	$-
Land	177,576	-	-
Other assets	1,066,438	-	-

	$3,428,429	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$2,670,372	$-	$-
Accounts payable and accrued expenses	82,137	-	-
Other liabilities	1,035,294	-	-

	3,787,803	-	-
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	(269,913)	-	-
Other partners	(89,461)	-	-

	(359,374)	-	-

	$3,428,429	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$-	$-
Land	-	-	-
Other assets	-	-	-

	$-	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$-	$-
Accounts payable and accrued expenses	-	-	-
Other liabilities	-	-	-

	-	-	-
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	-	-	-
Other partners	-	-	-

	-	-	-

	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$-	$8,974,718	$11,456,989
Land	-	2,602,861	3,402,040
Other assets	-	2,449,811	2,846,941

	$-	$14,027,390	$17,705,970

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$-	$15,618,657	$18,508,692
Accounts payable and accrued expenses	-	823,684	1,921,315
Other liabilities	-	427,520	1,470,697

	-	16,869,861	21,900,704
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	-	(1,456,608)	(2,515,276)
Other partners	-	(1,385,863)	(1,679,458)

	-	(2,842,471)	(4,194,734)

	$-	$14,027,390	$17,705,970

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$10,125,330	$14,229,160	$19,040,478
Land	636,595	634,735	2,156,004
Other assets	2,361,417	1,645,128	3,825,721

	$13,123,342	$16,509,023	$25,022,203

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$10,179,278	$16,676,181	$15,496,844
Accounts payable and accrued expenses	332,258	222,985	442,798
Other liabilities	918,237	1,371,115	1,805,294

	11,429,773	18,270,281	17,744,936
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	2,354,877	1,998,921	6,193,598
Other partners	(661,308)	(3,760,179)	1,083,669

	1,693,569	(1,761,258)	7,277,267

	$13,123,342	$16,509,023	$25,022,203

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$25,655,056
Land	1,853,059
Other assets	3,682,242

31190357

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$16,383,888
Accounts payable and accrued expenses	430,563
Other liabilities	2,320,233

19,134,684
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	10,834,768
Other partners	1,220,905

12,055,673

$31,190,357

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$17,464,237	$-	$-
Interest and other	326,431	-	-

	17,790,668	-	-
Expenses
Interest	3,123,807	-	-
Depreciation and amortization	3,557,319	-	-
Taxes and insurance	2,397,726	-	-
Repairs and maintenance	3,163,267	-	-
Operating expenses	4,888,522	-	-
Other expenses	889,336	-	-

	18,019,977	-	-

NET INCOME (LOSS)	$(229,309)	$-	$-

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$(1,016,981)	$-	$-

Net income (loss) allocated to other partners	$787,672	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$-	$-	$-
Interest and other	-	-	-

	-	-	-
Expenses
Interest	-	-	-
Depreciation and amortization	-	-	-
Taxes and insurance	-	-	-
Repairs and maintenance	-	-	-
Operating expenses	-	-	-
Other expenses	-	-	-

	-	-	-

NET INCOME (LOSS)	$-	$-	$-

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$-	$-	$-

Net income (loss) allocated to other partners	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$-	$177,187	$-
Interest and other	-	858	-

	-	178,045	-
Expenses
Interest	-	51,193	-
Depreciation and amortization	-	43,602	-
Taxes and insurance	-	32,678	-
Repairs and maintenance	-	19,266	-
Operating expenses	-	87,876	-
Other expenses	-	3,500	-

	-	238,115	-

NET INCOME (LOSS)	$-	$(60,070)	$-

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$-	$(59,470)	$-

Net income (loss) allocated to other partners	$-	$(600)	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$-	$545,010	$-
Interest and other	-	2,369	-

	-	547,379	-
Expenses
Interest	-	84,772	-
Depreciation and amortization	-	87,831	-
Taxes and insurance	-	87,492	-
Repairs and maintenance	-	76,882	-
Operating expenses	-	312,081	-
Other expenses	-	12,496	-

	-	661,554	-

NET INCOME (LOSS)	$-	$(114,175)	$-

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$-	$(113,442)	$-

Net income (loss) allocated to other partners	$-	$(733)	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$-	$172,726	$229,365
Interest and other	-	3,570	12,549

	-	176,296	241,914
Expenses
Interest	-	47,035	52,933
Depreciation and amortization	-	51,664	47,069
Taxes and insurance	-	41,692	36,228
Repairs and maintenance	-	24,572	42,951
Operating expenses	-	49,933	93,863
Other expenses	-	8,000	8,000

	-	222,896	281,044

NET INCOME (LOSS)	$-	$(46,600)	$(39,130)

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$-	$(46,596)	$(39,126)

Net income (loss) allocated to other partners	$-	$(4)	$(4)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$571,640	$-	$-
Interest and other	22,239	-	-

	593,879	-	-
Expenses
Interest	86,703	-	-
Depreciation and amortization	85,277	-	-
Taxes and insurance	87,123	-	-
Repairs and maintenance	147,049	-	-
Operating expenses	128,666	-	-
Other expenses	-	-	-

	534,818	-	-

NET INCOME (LOSS)	$59,061	$-	$-

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$-	$-	$-

Net income (loss) allocated to other partners	$59,061	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$-	$-	$-
Interest and other	-	-	-

	-	-	-
Expenses
Interest	-	-	-
Depreciation and amortization	-	-	-
Taxes and insurance	-	-	-
Repairs and maintenance	-	-	-
Operating expenses	-	-	-
Other expenses	-	-	-

	-	-	-

NET INCOME (LOSS)	$-	$-	$-

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$-	$-	$-

Net income (loss) allocated to other partners	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$-	$2,706,449	$2,836,788
Interest and other	-	45,667	44,609

	-	2,752,116	2,881,397
Expenses
Interest	-	495,510	516,452
Depreciation and amortization	-	416,032	466,359
Taxes and insurance	-	406,234	410,842
Repairs and maintenance	-	470,753	476,039
Operating expenses	-	540,308	587,741
Other expenses	-	295,000	295,000

	-	2,623,837	2,752,433

NET INCOME (LOSS)	$-	$128,279	$128,964

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$-	$(60,389)	$(32,717)

Net income (loss) allocated to other partners	$-	$188,668	$161,681

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$-	$1,517,404	$3,781,384
Interest and other	-	18,415	51,536

	-	1,535,819	3,832,920
Expenses
Interest	-	326,469	496,261
Depreciation and amortization	-	312,412	972,175
Taxes and insurance	-	136,651	419,382
Repairs and maintenance	-	233,493	873,506
Operating expenses	-	300,755	1,323,814
Other expenses	-	62,466	164,823

	-	1,372,246	4,249,961

NET INCOME (LOSS)	$-	$163,573	$(417,041)

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$-	$-	$(420,788)

Net income (loss) allocated to other partners	$-	$163,573	$3,747

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$4,926,284
Interest and other	124,619

5,050,903
Expenses
Interest	966,479
Depreciation and amortization	1,074,898
Taxes and insurance	739,404
Repairs and maintenance	798,756
Operating expenses	1,463,485
Other expenses	40,051

5,083,073

NET INCOME (LOSS)	$(32,170)

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$(244,453)

Net income (loss) allocated to other partners	$212,283

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$30,036,647	$-	$-
Interest and other	665,490	-	-

	30,702,137	-	-
Expenses
Interest	5,146,027	-	-
Depreciation and amortization	6,695,956	-	-
Taxes and insurance	3,793,352	-	-
Repairs and maintenance	6,156,726	-	-
Operating expenses	9,801,477	-	-
Other expenses	1,028,598	-	-

	32,622,136	-	-

NET INCOME (LOSS)	$(1,919,999)	$-	$-

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$(2,814,449)	$-	$-

Net income (loss) allocated to other partners	$894,450	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$-	$-	$-
Interest and other	-	-	-

	-	-	-
Expenses
Interest	-	-	-
Depreciation and amortization	-	-	-
Taxes and insurance	-	-	-
Repairs and maintenance	-	-	-
Operating expenses	-	-	-
Other expenses	-	-	-

	-	-	-

NET INCOME (LOSS)	$-	$-	$-

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$-	$-	$-

Net income (loss) allocated to other partners	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$-	$434,278	$-
Interest and other	-	4,898	-

	-	439,176	-
Expenses
Interest	-	54,664	-
Depreciation and amortization	-	110,311	-
Taxes and insurance	-	77,697	-
Repairs and maintenance	-	180,683	-
Operating expenses	-	180,042	-
Other expenses	-	7,560	-

	-	610,957	-

NET INCOME (LOSS)	$-	$(171,781)	$-

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$-	$(170,064)	$-

Net income (loss) allocated to other partners	$-	$(1,717)	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$-	$922,559	$-
Interest and other	-	27,507	-

	-	950,066	-
Expenses
Interest	-	143,610	-
Depreciation and amortization	-	175,389	-
Taxes and insurance	-	147,706	-
Repairs and maintenance	-	197,655	-
Operating expenses	-	455,263	-
Other expenses	-	24,726	-

	-	1,144,349	-

NET INCOME (LOSS)	$-	$(194,283)	$-

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$-	$(193,368)	$-

Net income (loss) allocated to other partners	$-	$(915)	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$-	$1,842,454	$1,570,462
Interest and other	-	36,665	48,851

	-	1,879,119	1,619,313
Expenses
Interest	-	271,634	244,294
Depreciation and amortization	-	493,590	337,494
Taxes and insurance	-	219,327	170,046
Repairs and maintenance	-	395,820	309,538
Operating expenses	-	834,017	674,416
Other expenses	-	51,451	35,437

	-	2,265,839	1,771,225

NET INCOME (LOSS)	$-	$(386,720)	$(151,912)

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$-	$(335,845)	$(103,077)

Net income (loss) allocated to other partners	$-	$(50,875)	$(48,835)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$653,447	$-	$-
Interest and other	22,681	-	-

	676,128	-	-
Expenses
Interest	99,930	-	-
Depreciation and amortization	152,996	-	-
Taxes and insurance	114,300	-	-
Repairs and maintenance	239,665	-	-
Operating expenses	207,821	-	-
Other expenses	-	-	-

	814,712	-	-

NET INCOME (LOSS)	$(138,584)	$-	$-

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$(137,805)	$-	$-

Net income (loss) allocated to other partners	$(779)	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$-	$-	$-
Interest and other	-	-	-

	-	-	-
Expenses
Interest	-	-	-
Depreciation and amortization	-	-	-
Taxes and insurance	-	-	-
Repairs and maintenance	-	-	-
Operating expenses	-	-	-
Other expenses	-	-	-

	-	-	-

NET INCOME (LOSS)	$-	$-	$-

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$-	$-	$-

Net income (loss) allocated to other partners	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$-	$3,476,801	$4,256,141
Interest and other	-	84,341	117,531

	-	3,561,142	4,373,672
Expenses
Interest	-	619,566	831,995
Depreciation and amortization	-	649,518	842,214
Taxes and insurance	-	512,768	648,491
Repairs and maintenance	-	620,024	920,712
Operating expenses	-	875,654	1,099,224
Other expenses	-	290,099	296,399

	-	3,567,629	4,639,035

NET INCOME (LOSS)	$-	$(6,487)	$(265,363)

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$-	$(200,154)	$(429,081)

Net income (loss) allocated to other partners	$-	$193,667	$163,718

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$2,654,575	$4,266,865	$4,835,984
Interest and other	72,588	51,303	89,752

	2,727,163	4,318,168	4,925,736
Expenses
Interest	224,123	1,027,876	674,644
Depreciation and amortization	730,170	789,024	1,187,574
Taxes and insurance	371,946	172,611	585,909
Repairs and maintenance	660,023	521,338	1,255,834
Operating expenses	1,099,034	1,096,624	1,706,299
Other expenses	26,774	36,073	184,634

	3,112,070	3,643,546	5,594,894

NET INCOME (LOSS)	$(384,907)	$674,622	$(669,158)

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$(187,992)	$-	$(647,523)

Net income (loss) allocated to other partners	$(196,915)	$674,622	$(21,635)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2019 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2019 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$5,123,081
Interest and other	109,373

5,232,454
Expenses
Interest	953,691
Depreciation and amortization	1,227,676
Taxes and insurance	772,551
Repairs and maintenance	855,434
Operating expenses	1,573,083
Other expenses	75,445

5,457,880

NET INCOME (LOSS)	$(225,426)

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$(409,540)

Net income (loss) allocated to other partners	$184,114

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$6,119,815	$-	$-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(443,708)	-	-

Other	6,952,259	-	-

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,016,981)	-	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	(581,710)	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(15,102,308)	-	-

Income (loss) for tax return purposes, December 31, 2020	$(4,072,633)	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$-	$-	$-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	-	-

Other	-	-	-

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-	-	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	-	-	-

Income (loss) for tax return purposes, December 31, 2020	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$-	$(47,101)	$-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	2,199	-

Other	-	(5,000)	-

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-	(59,470)	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	(19,425)	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	-	588,301	-

Income (loss) for tax return purposes, December 31, 2020	$-	$459,504	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$-	$(12,814)	$-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	21,752	-

Other	-	795,988	-

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-	(113,442)	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	(21,314)	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	-	(177,887)	-

Income (loss) for tax return purposes, December 31, 2020	$-	$492,283	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$-	$2,525,949	$2,473,777

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	(78,664)	4,992

Other	-	51,192	(113,274)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-	(46,596)	(39,126)

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	(23,481)	(21,393)

Difference due to fiscal year for book purposes and calendar year for tax purposes	-	(2,901,083)	(2,680,668)

Income (loss) for tax return purposes, December 31, 2020	$-	$(472,683)	$(375,692)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(43,305)	$-	$-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	24,102	-	-

Other	212,099	-	-

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-	-	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	(33,633)	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	(464,227)	-	-

Income (loss) for tax return purposes, December 31, 2020	$(304,964)	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$-	$-	$-

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	-	-

Other	-	-	-

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-	-	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	-	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	-	-	-

Income (loss) for tax return purposes, December 31, 2020	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$-	$13,924	$663,263

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	43,016	36,736

Other	-	928,089	2,509,690

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-	(60,389)	(32,717)

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	(77,697)	17,338

Difference due to fiscal year for book purposes and calendar year for tax purposes	-	(308,905)	(1,205,766)

Income (loss) for tax return purposes, December 31, 2020	$-	$538,038	$1,988,544

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

  For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$50,372	$488,406	$57,082

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	-	36,818	(607,163)

Other	-	1,039,883	1,172,973

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	-	-	(420,788)

Excess of tax depreciation over book depreciation on operating limited partnership assets	-	(21,425)	(114,692)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,400,109)	(4,075,446)	(924,247)

Income (loss) for tax return purposes, December 31, 2020	$(2,349,737)	$(2,531,764)	$(836,835)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$(49,738)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	72,504

Other	360,619

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(244,453)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(265,988)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(552,271)

Income (loss) for tax return purposes, December 31, 2020	$(679,327)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2020	$6,036,955	$-	$-

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	11,383,230	-	-

Impairment loss in investment in operating limited partnerships	(27,975,615)	-	-

Less share of loss - three months ended March 31, 2021	(32,927)	-	-

Other	10,588,357	-	-

Investments in operating limited partnerships - as reported	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2020	$-	$-	$-

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-	-	-

Impairment loss in investment in operating limited partnerships	-	-	-

Less share of loss - three months ended March 31, 2021	-	-	-

Other	-	-	-

Investments in operating limited partnerships - as reported	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2020	$-	$(1,005,761)	$-

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-	763,435	-

Impairment loss in investment in operating limited partnerships	-	(206,682)	-

Less share of loss - three months ended March 31, 2021	-	-	-

Other	-	449,008	-

Investments in operating limited partnerships - as reported	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2020	$-	$(917,349)	$-

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-	1,157,917	-

Impairment loss in investment in operating limited partnerships	-	(888,464)	-

Less share of loss - three months ended March 31, 2021	-	(32,927)	-

Other	-	680,823	-

Investments in operating limited partnerships - as reported	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2020	$-	$716,461	$508,277

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-	917,996	784,846

Impairment loss in investment in operating limited partnerships	-	(1,110,485)	(790,713)

Less share of loss - three months ended March 31, 2021	-	-	-

Other	-	(523,972)	(502,410)

Investments in operating limited partnerships - as reported	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2020	$(226,160)	$-	$-

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	610,098	-	-

Impairment loss in investment in operating limited partnerships	(833,360)	-	-

Less share of loss - three months ended March 31, 2021	-	-	-

Other	449,422	-	-

Investments in operating limited partnerships - as reported	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2020	$-	$-	$-

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-	-	-

Impairment loss in investment in operating limited partnerships	-	-	-

Less share of loss - three months ended March 31, 2021	-	-	-

Other	-	-	-

Investments in operating limited partnerships - as reported	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2020	$-	$(2,578,036)	$(258,255)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-	1,623,678	566,599

Impairment loss in investment in operating limited partnerships	-	(752,318)	-

Less share of loss - three months ended March 31, 2021	-	-	-

Other	-	1,706,676	(308,344)

Investments in operating limited partnerships - as reported	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2020	$-	$910,108	$4,574,217

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	-	15,841	3,117,867

Impairment loss in investment in operating limited partnerships	-	(2,550,560)	(8,739,377)

Less share of loss - three months ended March 31, 2021	-	-	-

Other	-	1,624,611	1,047,293

Investments in operating limited partnerships - as reported	$-	$-	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2020	$4,313,453

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,824,953

Impairment loss in investment in operating limited partnerships	(12,103,656)

Less share of loss - three months ended March 31, 2021	-

Other	5,965,250

Investments in operating limited partnerships - as reported	$-

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2021 and 2020

NOTE E - CASH EQUIVALENTS

Cash equivalents of $10,765,279 and $6,568,691 as of March 31, 2021 and 2020, respectively, include money market accounts with interest rates ranging from 0.05% to  1.51% per annum.

NOTE F - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Fund has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2021.

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

NOTE H - SUBSEQUENT EVENTS

Events that occur after the balance sheet date but before the financial statements were available to be issued must be evaluated for recognition or disclosure. The effects of subsequent events that provide evidence about conditions that existed at the balance sheet date are recognized in the accompanying financial statements. Subsequent events, which provide evidence about conditions that existed after the balance sheet date, require disclosure in the accompanying notes. Management evaluated the activity of the Fund through the date the financial statements were issued, and concluded that no subsequent events have occurred that would require recognition in the financial statements or disclosure in the notes to the financial statements.