Form 10-K, Exhibit 13
period 2022-03-31
BF Garden Tax Credit Fund IV L.P.
filed 2022-06-24
CIK 913778

Exhibit 13

BF GARDEN TAX CREDIT FUND IV L.P.

SERIES 20 THROUGH 46

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

MARCH 31, 2022 AND 2021

BF Garden Tax Credit Fund IV L.P. -

Series 20 through Series 46

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Report of Independent Registered Public Accounting Firm

To the General Partner

BF Garden Tax Credit Fund IV L.P.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of BF Garden Tax Credit Fund IV L.P. – Series 20 through 46 (collectively, the "Partnership"), in total and for each series, as of March 31, 2022 and 2021, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Partnership, in total and for each series, as of March 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

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

/s/ CohnReznick LLP

COHNREZNICK LLP

Bethesda, Maryland
June 24, 2022

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2022 and 2021

	Total
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	2,370,898	10,819,585
Other assets	6,288	10,829

	$2,377,186	$10,830,414

LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$27
Accounts payable - affiliates	8,781,884	12,664,070
Capital contributions payable	785	785

	8,782,669	12,664,882
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 issued and 82,874,653 outstanding outstanding for both years.	(7,296,726)	(1,450,880)
General partner	891,243	(383,588)

	(6,405,483)	(1,834,468)

	$2,377,186	$10,830,414

(Continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

Series 20
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 issued and 3,828,200 outstanding for both years.	(754,767)	(754,767)
General partner	754,767	754,767

	—	—

	$—	$—

(Continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

Series 21
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 issued and 1,879,500 outstanding for both years.	(898,231)	(898,231)
General partner	898,231	898,231

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

Series 22
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 issued and 2,550,145 outstanding for both years.	(2,448,362)	(2,448,362)
General partner	2,448,362	2,448,362

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

Series 23
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 issued and 3,303,327 outstanding for both years.	(224,264)	(224,264)
General partner	224,264	224,264

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

Series 24
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 issued and 2,150,053 outstanding for both years.	173,404	173,404
General partner	(173,404)	(173,404)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

Series 25
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 issued and 3,016,809 outstanding for both years.	219,815	219,815
General partner	(219,815)	(219,815)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

	Series 26
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	531,027
Other assets	—	75

	$—	$531,102

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	2,199
Capital contributions payable	—	—

	—	2,199
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 issued and 3,926,374 outstanding for both years.	313,969	841,956
General partner	(313,969)	(313,053)

	—	528,903

	$—	$531,102

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

Series 27
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 issued and 2,431,350 outstanding for both years.	133,264	133,264
General partner	(133,264)	(133,264)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

Series 28
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 issued and 3,979,139 outstanding for both years.	275,140	275,140
General partner	(275,140)	(275,140)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

	Series 29
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	108,768	164,236
Other assets	2,500	2,148

	$111,268	$166,384

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	3,108,790	3,127,627
Capital contributions payable	785	785

	3,109,575	3,128,412
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 issued and 3,911,725 outstanding for both years.	(2,629,677)	(2,593,761)
General partner	(368,630)	(368,267)

	(2,998,307)	(2,962,028)

	$111,268	$166,384

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

Series 30
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 issued and 2,621,200 outstanding for both years.	(883,119)	(883,119)
General partner	883,119	883,119

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

Series 31
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 issued and 4,375,757 outstanding for both years.	353,529	353,529
General partner	(353,529)	(353,529)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

	Series 32
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	2,640,414
Other assets	—	74

	$—	$2,640,488

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	4,847
Capital contributions payable	—	—

	—	4,847
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 issued and 4,706,298 outstanding for both yeears.	380,821	3,015,649
General partner	(380,821)	(380,008)

	—	2,635,641

	$—	$2,640,488

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

	Series 33
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	3,040,636
Other assets	—	74

	$—	$3,040,710

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	4,992
Capital contributions payable	—	—

	—	4,992
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 issued and 2,605,833 outstanding for both years.	196,294	3,231,141
General partner	(196,294)	(195,423)

	—	3,035,718

	$—	$3,040,710

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

	Series 34
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	81,705	129,067
Other assets	—	74

	$81,705	$129,141

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	2,488,268	2,469,776
Capital contributions payable	—	—

	2,488,268	2,469,776
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 issued and 3,474,319 outstanding for both years.	(2,082,108)	(2,016,839)
General partner	(324,455)	(323,796)

	(2,406,563)	(2,340,635)

	$81,705	$129,141

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

Series 35
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 issued and 3,277,913 outstanding for both years.	223,088	223,088
General partner	(223,088)	(223,088)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

Series 36
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,838 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,838 issued and 2,083,704 and 2,083,704 outstanding for both years.	148,221	148,221
General partner	(148,221)	(148,221)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

Series 37
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 issued and 2,489,100 outstanding for both years.	205,359	205,359
General partner	(205,359)	(205,359)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

Series 38
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 issued and 2,536,200 outstanding for both years.	188,889	188,889
General partner	(188,889)	(188,889)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

Series 39
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,151 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,151 issued and 2,288,351 outstanding for both years.	196,043	196,043
General partner	(196,043)	(196,043)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

Series 40
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 issued and 2,611,356 outstanding for both years.	216,900	216,900
General partner	(216,900)	(216,900)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

	Series 41
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	408,743
Other assets	—	437

	$—	$409,180

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$1
Accounts payable - affiliates	—	2,690,845
Capital contributions payable	—	—

	-	2,690,846
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 issued and 2,865,176 outstanding for both years.	(987,713)	(2,009,681)
General partner	987,713	(271,985)

	—	(2,281,666)

	$—	$409,180

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

	Series 42
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	2,318,856
Other assets	—	82

	$—	$2,318,938

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	36,736
Capital contributions payable	—	—

	—	36,736
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 issued and 2,706,362 outstanding for both years.	216,680	2,500,317
General partner	(216,680)	(218,115)

	—	2,282,202

	$—	$2,318,938

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

Series 43
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 issued and 3,617,987 outstanding for both years.	306,854	306,854
General partner	(306,854)	(306,854)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

	Series 44
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	1,230,504	842,738
Other assets	—	205

	$1,230,504	$842,943

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$26
Accounts payable - affiliates	28,269	399,489
Capital contributions payable	—	—

	28,269	399,515
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,973 issued and 2,682,873 outstanding for both years.	1,427,661	676,442
General partner	(225,426)	(233,014)

	1,202,235	443,428

	$1,230,504	$842,943

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

	Series 45
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	287,530	294,663
Other assets	—	2,627

	$287,530	$297,290

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	1,138,508	1,744,673
Capital contributions payable	—	—

	1,138,508	1,744,673
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 issued and 3,989,967 outstanding for both years.	(488,806)	(1,079,247)
General partner	(362,172)	(368,136)

	(850,978)	(1,447,383)

	$287,530	$297,290

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2022 and 2021

	Series 46
	2022	2021
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	662,391	449,205
Other assets	3,788	5,033

	$666,179	$454,238

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	2,018,049	2,182,886
Capital contributions payable	—	—

	2,018,049	2,182,886
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 issued to the assignees at March 31, 2022 and 2021	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 issued and 2,965,635 outstanding for both years.	(1,075,610)	(1,448,620)
General partner	(276,260)	(280,028)

	(1,351,870)	(1,728,648)

	$666,179	$454,238

(see notes to financial statements)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

Years ended March 31, 2022 and 2021

	Total
	2022	2021
Income
Interest income	$7,617	$11,508
Miscellaneous	150,564	310,118

	158,181	321,626

Gain on sale of operating limited partnerships	3,551,414	7,094,752

Expenses
Fund management fee	333,223	648,148
General and administrative expenses	654,260	286,580
Professional fees	176,444	361,835

	1,163,927	1,296,563

NET INCOME (LOSS)	$2,545,668	$6,119,815

Net income (loss) allocated to general partner	$25,456	$61,199

Net income (loss) allocated to limited partners	$2,520,212	$6,058,616

Net income (loss) per BAC	$0.03	$0.07

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

Series 20
	2022	2021
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

Series 21
	2022	2021
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

Series 22
	2022	2021
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

Series 23
	2022	2021
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

Series 24
	2022	2021
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

Series 25
	2022	2021
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 26
	2022	2021
Income
Interest income	$261	$1,068
Miscellaneous	—	—

	261	1,068

Gain on sale of operating limited partnerships	20,845	18,800

Expenses
Fund management fee	3,665	15,044
General and administrative expenses	97,302	23,831
Professional fees	11,719	28,094

	112,686	66,969

NET INCOME (LOSS)	$(91,580)	$(47,101)

Net income (loss) allocated to general partner	$(916)	$(471)

Net income (loss) allocated to limited partners	$(90,664)	$(46,630)

Net income (loss) per BAC	$(0.02)	$(0.01)

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

Series 27
	2022	2021
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

Series 28
	2022	2021
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 29
	2022	2021
Income
Interest income	$143	$319
Miscellaneous	—	9,000

	143	9,319

Gain on sale of operating limited partnerships	29,999	44,500

Expenses
Fund management fee	1,343	21,752
General and administrative expenses	45,605	22,100
Professional fees	19,473	22,781

	66,421	66,633

NET INCOME (LOSS)	$(36,279)	$(12,814)

Net income (loss) allocated to general partner	$(363)	$(128)

Net income (loss) allocated to limited partners	$(35,916)	$(12,686)

Net income (loss) per BAC	$(0.01)	$(0.00)

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

Series 30
	2022	2021
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

Series 31
	2022	2021
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 32
	2022	2021
Income
Interest income	$1,321	$781
Miscellaneous	—	40,978

	1,321	41,759

Gain on sale of operating limited partnerships	23,823	2,571,228

Expenses
Fund management fee	4,091	36,727
General and administrative expenses	90,598	23,678
Professional fees	11,719	26,633

	106,408	87,038

NET INCOME (LOSS)	$(81,264)	$2,525,949

Net income (loss) allocated to general partner	$(813)	$25,259

Net income (loss) allocated to limited partners	$(80,451)	$2,500,690

Net income (loss) per BAC	$(0.02)	$0.53

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 33
	2022	2021
Income
Interest income	$1,524	$1,319
Miscellaneous	—	40,978

	1,524	42,297

Gain on sale of operating limited partnerships	23,823	2,492,020

Expenses
Fund management fee	4,334	20,807
General and administrative expenses	97,578	18,583
Professional fees	10,544	21,150

	112,456	60,540

NET INCOME (LOSS)	$(87,109)	$2,473,777

Net income (loss) allocated to general partner	$(871)	$24,738

Net income (loss) allocated to limited partners	$(86,238)	$2,449,039

Net income (loss) per BAC	$(0.03)	$0.94

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 34
	2022	2021
Income
Interest income	$110	$341
Miscellaneous	—	2,000

	110	2,341

Gain on sale of operating limited partnerships	—	20,800

Expenses
Fund management fee	15,492	19,902
General and administrative expenses	33,923	20,834
Professional fees	16,623	25,710

	66,038	66,446

NET INCOME (LOSS)	$(65,928)	$(43,305)

Net income (loss) allocated to general partner	$(659)	$(433)

Net income (loss) allocated to limited partners	$(65,269)	$(42,872)

Net income (loss) per BAC	$(0.02)	$(0.01)

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

Series 35
	2022	2021
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

Series 36
	2022	2021
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

Series 37
	2022	2021
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

Series 38
	2022	2021
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

Series 39
	2022	2021
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

Series 40
	2022	2021
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 41
	2022	2021
Income
Interest income	$388	$670
Miscellaneous	47,439	53,142

	47,827	53,812

Gain on sale of operating limited partnerships	1,151,653	98,100

Expenses
Fund management fee	57,068	89,434
General and administrative expenses	87,125	20,401
Professional fees	22,996	28,153

	167,189	137,988

NET INCOME (LOSS)	$1,032,291	$13,924

Net income (loss) allocated to general partner	$10,323	$139

Net income (loss) allocated to limited partners	$1,021,968	$13,785

Net income (loss) per BAC	$0.36	$0.00

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 42
	2022	2021
Income
Interest income	$2,013	$2,319
Miscellaneous	6,800	39,314

	8,813	41,633

Gain on sale of operating limited partnerships	247,877	722,454

Expenses
Fund management fee	7,748	52,866
General and administrative expenses	84,749	18,481
Professional fees	20,646	29,477

	113,143	100,824

NET INCOME (LOSS)	$143,547	$663,263

Net income (loss) allocated to general partner	$1,435	$6,633

Net income (loss) allocated to limited partners	$142,112	$656,630

Net income (loss) per BAC	$0.05	$0.24

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 43
	2022	2021
Income
Interest income	$—	$2,174
Miscellaneous	—	1,542

	—	3,716

Gain on sale of operating limited partnerships	—	186,635

Expenses
Fund management fee	—	32,238
General and administrative expenses	—	73,901
Professional fees	—	33,840

	—	139,979

NET INCOME (LOSS)	$—	$50,372

Net income (loss) allocated to general partner	$—	$504

Net income (loss) allocated to limited partners	$—	$49,868

Net income (loss) per BAC	$—	$0.01

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 44
	2022	2021
Income
Interest income	$1,021	$662
Miscellaneous	25,468	11,803

	26,489	12,465

Gain on sale of operating limited partnerships	815,747	612,172

Expenses
Fund management fee	35,411	90,353
General and administrative expenses	30,899	19,325
Professional fees	17,119	26,553

	83,429	136,231

NET INCOME (LOSS)	$758,807	$488,406

Net income (loss) allocated to general partner	$7,588	$4,884

Net income (loss) allocated to limited partners	$751,219	$483,522

Net income (loss) per BAC	$0.28	$0.18

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 45
	2022	2021
Income
Interest income	$330	$667
Miscellaneous	31,486	48,721

	31,816	49,388

Gain on sale of operating limited partnerships	691,381	214,717

Expenses
Fund management fee	55,010	97,873
General and administrative expenses	48,468	23,715
Professional fees	23,314	85,435

	126,792	207,023

NET INCOME (LOSS)	$596,405	$57,082

Net income (loss) allocated to general partner	$5,964	$571

Net income (loss) allocated to limited partners	$590,441	$56,511

Net income (loss) per BAC	$0.15	$0.01

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 46
	2022	2021
Income
Interest income	$506	$1,188
Miscellaneous	39,371	62,640

	39,877	63,828

Gain on sale of operating limited partnerships	546,266	113,326

Expenses
Fund management fee	149,061	171,152
General and administrative expenses	38,013	21,731
Professional fees	22,291	34,009

	209,365	226,892

NET INCOME (LOSS)	$376,778	$(49,738)

Net income (loss) allocated to general partner	$3,768	$(497)

Net income (loss) allocated to limited partners	$373,010	$(49,241)

Net income (loss) per BAC	$0.13	$(0.02)

(see notes to financial statements)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2022 and 2021

	Limited	General
Total	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$(6,042,833)	$(444,787)	$(6,487,620)

Distributions	(1,466,663)	—	(1,466,663)

Net income (loss)	6,058,616	61,199	6,119,815

Partners’ capital (deficit), March 31, 2021	(1,450,880)	(383,588)	(1,834,468)

Contributions	—	1,249,375	1,249,375

Distributions	(8,366,058)	—	(8,366,058)

Net income (loss)	2,520,212	25,456	2,545,668

Partners’ capital (deficit), March 31, 2022	$(7,296,726)	$891,243	$(6,405,483)

	Limited	General
Series 20	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$(754,767)	$754,767	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2021	(754,767)	754,767	—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	$(754,767)	$754,767	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2022 and 2021

	Limited	General
Series 21	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$(898,231)	$898,231	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2021	(898,231)	898,231	—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	$(898,231)	$898,231	$—

	Limited	General
Series 22	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$(2,448,362)	$2,448,362	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2021	(2,448,362)	2,448,362	—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	$(2,448,362)	$2,448,362	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2022 and 2021

	Limited	General
Series 23	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$(224,264)	$224,264	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2021	(224,264)	224,264	—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	$(224,264)	$224,264	$—

	Limited	General
Series 24	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$173,404	(175,232)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2021	173,404	(173,404)	—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	$173,404	$(173,404)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2022 and 2021

	Limited	General
Series 25	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$219,815	$(219,815)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2021	219,815	(219,815)	—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	$219,815	$(219,815)	$—

	Limited	General
Series 26	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$888,586	$(312,798)	$576,004

Distributions	—	—	—

Net income (loss)	(46,630)	(471)	(47,101)

Partners’ capital (deficit), March 31, 2021	841,956	(313,053)	528,903

Contributions	—	—	—

Distributions	(437,323)	—	(437,323)

Net income (loss)	(90,664)	(916)	(91,580)

Partners’ capital (deficit), March 31, 2022	$313,969	$(313,969)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2022 and 2021

	Limited	General
Series 27	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$133,264	$(133,264)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2021	133,264	(133,264)	—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	$133,264	$(133,264)	$—

	Limited	General
Series 28	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$275,140	$(275,140)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2021	275,140	(275,140)	—

Contributions	—	—	—

Distributions		—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	$275,140	$(275,140)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2022 and 2021

	Limited	General
Series 29	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$(2,581,075)	$(368,139)	$(2,949,214)

Distributions	—	—	—

Net income (loss)	(12,686)	(128)	(12,814)

Partners’ capital (deficit), March 31, 2021	(2,593,761)	(368,267)	(2,962,028)

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	(35,916)	(363)	(36,279)

Partners’ capital (deficit), March 31, 2022	$(2,629,677)	$(368,630)	$(2,998,307)

	Limited	General
Series 30	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$(883,119)	$883,119	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2021	(883,119)	883,119	—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	$(883,119)	$883,119	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2022 and 2021

	Limited	General
Series 31	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$353,529	$(353,529)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2021	353,529	(353,529)	—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	$353,529	$(353,529)	$—

	Limited	General
Series 32	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$514,959	$(405,267)	$109,692

Distributions	—	—	—

Net income (loss)	2,500,690	25,259	2,525,949

Partners’ capital (deficit), March 31, 2021	3,015,649	(380,008)	2,635,641

Contributions	—	—	—

Distributions	(2,554,377)	—	(2,554,377)

Net income (loss)	(80,451)	(813)	(81,264)

Partners’ capital (deficit), March 31, 2022	$380,821	$(380,821)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2022 and 2021

	Limited	General
Series 33	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$782,102	$(220,161)	$561,941

Distributions	—	—	—

Net income (loss)	2,449,039	24,738	2,473,777

Partners’ capital (deficit), March 31, 2021	3,231,141	(195,423)	3,035,718

Contributions	—	—	—

Distributions	(2,948,609)	—	(2,948,609)

Net income (loss)	(86,238)	(871)	(87,109)

Partners’ capital (deficit), March 31, 2022	$196,294	$(196,294)	$—

	Limited	General
Series 34	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$(1,973,967)	$(323,363)	$(2,297,330)

Distributions	—	—	—

Net income (loss)	(42,872)	(433)	(43,305)

Partners’ capital (deficit), March 31, 2021	(2,016,839)	(323,796)	(2,340,635)

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	(65,269)	(659)	(65,928)

Partners’ capital (deficit), March 31, 2022	$(2,082,108)	$(324,455)	$(2,406,563)

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2022 and 2021

	Limited	General
Series 35	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$223,088	$(223,088)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2021	223,088	(223,088)	—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	$223,088	$(223,088)	$—

	Limited	General
Series 36	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$148,221	$(148,221)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2021	148,221	(148,221)	—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	$148,221	$(148,221)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2022 and 2021

	Limited	General
Series 37	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$205,359	$(205,359)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2021	205,359	(205,359)	—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	$205,359	$(205,359)	$—

	Limited	General
Series 38	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$188,889	$(188,889)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2021	188,889	(188,889)	—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	$188,889	$(188,889)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2022 and 2021

	Limited	General
Series 39	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$196,043	$(196,043)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2021	196,043	(196,043)	—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	$196,043	$(196,043)	$—

	Limited	General
Series 40	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$216,900	$(216,900)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2021	216,900	(216,900)	—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	$216,900	$(216,900)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2022 and 2021

	Limited	General
Series 41	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$(2,023,466)	$(272,127)	$(2,295,590)

Distributions	—	—	—

Net income (loss)	13,785	139	13,924

Partners’ capital (deficit), March 31, 2021	(2,009,681)	(271,985)	(2,281,666)

Contributions	—	1,249,375	1,249,375

Distributions	—	—	—

Net income (loss)	1,021,968	10,323	1,032,291

Partners’ capital (deficit), March 31, 2022	$(987,713)	$987,713	$—

	Limited	General
Series 42	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$1,843,687	$(224,748)	$1,618,939

Distributions	—	—	—

Net income (loss)	656,630	6,633	663,263

Partners’ capital (deficit), March 31, 2021	2,500,317	(218,115)	2,282,202

Contributions	—	—	—

Distributions	(2,425,749)	—	(2,425,749)

Net income (loss)	142,112	1,435	143,547

Partners’ capital (deficit), March 31, 2022	$216,680	$(216,680)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2022 and 2021

	Limited	General
Series 43	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$1,723,649	$(307,358)	$1,416,291

Distributions	(1,466,663)	—	(1,466,663)

Net income (loss)	49,868	504	50,372

Partners’ capital (deficit), March 31, 2021	306,854	(306,854)	—

Contributions	—	—	—

Distributions	-	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	$306,854	$(306,854)	$—

	Limited	General
Series 44	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$192,920	$(237,898)	$(44,978)

Distributions	—	—	—

Net income (loss)	483,522	4,884	488,406

Partners’ capital (deficit), March 31, 2021	676,442	(233,014)	443,428

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	751,219	7,588	758,807

Partners’ capital (deficit), March 31, 2022	$1,427,661	$(225,426)	$1,202,235

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2022 and 2021

	Limited	General
Series 45	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$(1,135,758)	$(368,707)	$(1,504,465)

Distributions	—	—	—

Net income (loss)	56,511	571	57,082

Partners’ capital (deficit), March 31, 2021	(1,079,247)	(368,136)	(1,447,383)

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	590,441	5,964	596,405

Partners’ capital (deficit), March 31, 2022	$(488,806)	$(362,172)	$(850,978)

	Limited	General
Series 46	partners	partner	Total
Partners’ capital (deficit), March 31, 2020	$(1,399,379)	$(279,531)	$(1,678,910)

Distributions	—	—	—

Net income (loss)	(49,241)	(497)	(49,738)

Partners’ capital (deficit), March 31, 2021	(1,448,620)	(280,028)	(1,728,648)

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	373,010	3,768	376,778

Partners’ capital (deficit), March 31, 2022	$(1,075,610)	$(276,260)	$(1,351,870)

(see notes to financial statements)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

Years ended March 31, 2022 and 2021

	Total
	2022	2021
Cash flows from operating activities
Net income (loss)	$2,545,668	$6,119,815
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	(3,551,414)	(7,094,752)
Changes in assets and liabilities
Other assets	4,541	4,259
Accounts payable and accrued expenses	(27)	(15,973)
Accounts payable - affiliates	(2,632,811)	(443,708)

Net cash used in operating activities	(3,634,043)	(1,430,359)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	3,551,414	7,094,498

Net cash provided by investing activities	3,551,414	7,094,498

Cash flows from financing activities
Distributions	(8,366,058)	(1,466,663)

Net cash used in financing activities	(8,366,058)	(1,466,663)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(8,448,687)	4,197,476

Cash and cash equivalents, beginning	10,819,585	6,622,109

Cash and cash equivalents, ending	$2,370,898	$10,819,585

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$1,249,375	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

Series 20
	2022	2021
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

Series 21
	2022	2021
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

Series 22
	2022	2021
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

Series 23
	2022	2021
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

Series 24
	2022	2021
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

Series 25
	2022	2021
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 26
	2022	2021
Cash flows from operating activities
Net income (loss)	$(91,580)	$(47,101)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	(20,845)	(18,800)
Changes in assets and liabilities
Other assets	75	(75)
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	(2,199)	2,199

Net cash used in operating activities	(114,549)	(63,777)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	20,845	18,800

Net cash provided by investing activities	20,845	18,800

Cash flows from financing activities
Distributions	(437,323)	—

Net cash used in financing activities	(437,323)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(531,027)	(44,977)

Cash and cash equivalents, beginning	531,027	576,004

Cash and cash equivalents, ending	$—	$531,027

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

Series 27
	2022	2021
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

Series 28
	2022	2021
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 29
	2022	2021
Cash flows from operating activities
Net income (loss)	$(36,279)	$(12,814)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	(29,999)	(44,500)
Changes in assets and liabilities
Other assets	(352)	(2,148)
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	(18,837)	21,752

Net cash used in operating activities	(85,467)	(37,710)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	29,999	44,500

Net cash provided by investing activities	29,999	44,500

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(55,468)	6,790

Cash and cash equivalents, beginning	164,236	157,446

Cash and cash equivalents, ending	$108,768	$164,236

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

Series 30
	2022	2021
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

Series 31
	2022	2021
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 32
	2022	2021
Cash flows from operating activities
Net income (loss)	$(81,264)	$2,525,949
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	(23,823)	(2,571,228)
Changes in assets and liabilities
Other assets	74	(74)
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	(4,847)	(78,664)

Net cash used in operating activities	(109,860)	(124,017)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	23,823	2,571,228

Net cash provided by investing activities	23,823	2,571,228

Cash flows from financing activities
Distributions	(2,554,377)	—

Net cash used in financing activities	(2,554,377)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,640,414)	2,447,211

Cash and cash equivalents, beginning	2,640,414	193,203

Cash and cash equivalents, ending	$—	$2,640,414

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 33
	2022	2021
Cash flows from operating activities
Net income (loss)	$(87,109)	$2,473,777
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	(23,823)	(2,492,020)
Changes in assets and liabilities
Other assets	74	(74)
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	(4,992)	4,992

Net cash used in operating activities	(115,850)	(13,325)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	23,823	2,492,020

Net cash provided by investing activities	23,823	2,492,020

Cash flows from financing activities
Distributions	(2,948,609)	—

Net cash used in financing activities	(2,948,609)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(3,040,636)	2,478,695

Cash and cash equivalents, beginning	3,040,636	561,941

Cash and cash equivalents, ending	$—	$3,040,636

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 34
	2022	2021
Cash flows from operating activities
Net income (loss)	$(65,928)	$(43,305)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	(20,800)
Changes in assets and liabilities
Other assets	74	(74)
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	18,492	24,102

Net cash used in operating activities	(47,362)	(40,077)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	20,800

Net cash provided by investing activities	—	20,800

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(47,362)	(19,277)

Cash and cash equivalents, beginning	129,067	148,344

Cash and cash equivalents, ending	$81,705	$129,067

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

Series 35
	2022	2021
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

Series 36
	2022	2021
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

Series 37
	2022	2021
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

Series 38
	2022	2021
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

Series 39
	2022	2021
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

Series 40
	2022	2021
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 41
	2022	2021
Cash flows from operating activities
Net income (loss)	$1,032,291	$13,924
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	(1,151,653)	(98,100)
Changes in assets and liabilities
Other assets	437	(437)
Accounts payable and accrued expenses	(1)	1
Accounts payable - affiliates	(1,441,470)	43,016

Net cash used in operating activities	(1,560,396)	(41,596)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,151,653	98,100

Net cash provided by investing activities	1,151,653	98,100

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(408,743)	56,504

Cash and cash equivalents, beginning	408,743	352,239

Cash and cash equivalents, ending	$—	$408,743

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$1,249,375	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 42
	2022	2021
Cash flows from operating activities
Net income (loss)	$143,547	$663,263
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	(247,877)	(722,454)
Changes in assets and liabilities
Other assets	82	11,218
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	(36,736)	36,736

Net cash used in operating activities	(140,984)	(11,237)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	247,877	722,200

Net cash provided by investing activities	247,877	722,200

Cash flows from financing activities
Distributions	(2,425,749)	—

Net cash used in financing activities	(2,425,749)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,318,856)	710,963

Cash and cash equivalents, beginning	2,318,856	1,607,893

Cash and cash equivalents, ending	$—	$2,318,856

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 43
	2022	2021
Cash flows from operating activities
Net income (loss)	$—	$50,372
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	(186,635)
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	(136,263)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	186,635

Net cash provided by investing activities	—	186,635

Cash flows from financing activities
Distributions	—	(1,466,663)

Net cash used in financing activities	—	(1,466,663)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	(1,416,291)

Cash and cash equivalents, beginning	—	1,416,291

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 44
	2022	2021
Cash flows from operating activities
Net income (loss)	$758,807	$488,406
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	(815,747)	(612,172)
Changes in assets and liabilities
Other assets	205	(205)
Accounts payable and accrued expenses	(26)	(3,974)
Accounts payable - affiliates	(371,220)	36,818

Net cash used in operating activities	(427,981)	(91,127)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	815,747	612,172

Net cash provided by investing activities	815,747	612,172

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	387,766	521,045

Cash and cash equivalents, beginning	842,738	321,693

Cash and cash equivalents, ending	$1,230,504	$842,738

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 45
	2022	2021
Cash flows from operating activities
Net income (loss)	$596,405	$57,082
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	(691,381)	(214,717)
Changes in assets and liabilities
Other assets	2,627	(2,627)
Accounts payable and accrued expenses	—	(12,000)
Accounts payable - affiliates	(606,165)	(607,163)

Net cash used in operating activities	(698,514)	(779,425)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	691,381	214,717

Net cash provided by investing activities	691,381	214,717

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(7,133)	(564,708)

Cash and cash equivalents, beginning	294,663	859,371

Cash and cash equivalents, ending	$287,530	$294,663

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2022 and 2021

	Series 46
	2022	2021
Cash flows from operating activities
Net income (loss)	$376,778	$(49,738)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	(546,266)	(113,326)
Changes in assets and liabilities
Other assets	1,245	(1,245)
Accounts payable and accrued expenses	—	—
Accounts payable - affiliates	(164,837)	72,504

Net cash used in operating activities	(333,080)	(91,805)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	546,266	113,326

Net cash provided by investing activities	546,266	113,326

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	213,186	21,521

Cash and cash equivalents, beginning	449,205	427,684

Cash and cash equivalents, ending	$662,391	$449,205

Supplemental schedule of noncash investing and financing activities

The general partner's equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2022 and 2021 are as follows:

	Issued		Outstanding
	2022	2021	2022	2021
Series 20	3,866,700	3,866,700	3,828,200	3,828,200
Series 21	1,892,700	1,892,700	1,879,500	1,879,500
Series 22	2,564,400	2,564,400	2,550,145	2,550,145
Series 23	3,336,727	3,336,727	3,303,327	3,303,327
Series 24	2,169,878	2,169,878	2,150,053	2,150,053
Series 25	3,026,109	3,026,109	3,016,809	3,016,809
Series 26	3,995,900	3,995,900	3,926,374	3,926,374
Series 27	2,460,700	2,460,700	2,431,350	2,431,350
Series 28	4,000,738	4,000,738	3,979,139	3,979,139
Series 29	3,991,800	3,991,800	3,911,725	3,911,725
Series 30	2,651,000	2,651,000	2,621,200	2,621,200
Series 31	4,417,857	4,417,857	4,375,757	4,375,757
Series 32	4,754,198	4,754,198	4,706,298	4,706,298
Series 33	2,636,533	2,636,533	2,605,833	2,605,833
Series 34	3,529,319	3,529,319	3,474,319	3,474,319
Series 35	3,300,463	3,300,463	3,277,913	3,277,913
Series 36	2,106,838	2,106,838	2,083,704	2,083,704
Series 37	2,512,500	2,512,500	2,489,100	2,489,100
Series 38	2,543,100	2,543,100	2,536,200	2,536,200
Series 39	2,292,151	2,292,151	2,288,351	2,288,351
Series 40	2,630,256	2,630,256	2,611,356	2,611,356
Series 41	2,891,626	2,891,626	2,865,176	2,865,176
Series 42	2,744,262	2,744,262	2,706,362	2,706,362
Series 43	3,637,987	3,637,987	3,617,987	3,617,987
Series 44	2,701,973	2,701,973	2,682,873	2,682,873
Series 45	4,014,367	4,014,367	3,989,967	3,989,967
Series 46	2,980,998	2,980,998	2,965,635	2,965,635
	83,651,080	83,651,080	82,874,653	82,874,653

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

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the partnership’s share of losses and, accordingly, a valuation allowance is recorded against the receivables.  Accordingly, the Fund recorded a valuation allowance of $0 and $7,893 as of March 31, 2022 and 2021, respectively.

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

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

March 31, 2022 and 2021

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

Based on this guidance, the operating limited partnerships in which the Fund invests meet the definition of a VIE. However, management does not consolidate the Fund’s interests in these VIEs under this guidance, as it is not considered to be the primary beneficiary. The Fund currently records the amount of its investment in these operating limited partnerships as an asset on its balance sheets, recognizes its share of the operating limited partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in its financial statements. The Fund’s balance in investment in operating limited partnerships, advances to operating limited partnerships, plus the risk of recapture of tax credits previously recognized on these investments, represents its maximum exposure to loss. The Fund’s exposure to loss on these operating limited partnerships is mitigated by the condition and financial performance of the underlying properties as well as the strength of the operating limited partnerships’ general partners and their guarantee against credit recapture.

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure. Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2018 remain open.

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

March 31, 2022 and 2021

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period.  The weighted average number of units in each series at March 31, 2022 and 2021 are as follows:

	2022	2021
Series 20	3,828,200	3,828,200
Series 21	1,879,500	1,879,500
Series 22	2,550,145	2,550,145
Series 23	3,303,327	3,303,327
Series 24	2,150,053	2,150,053
Series 25	3,016,809	3,016,809
Series 26	3,926,374	3,928,399
Series 27	2,431,350	2,431,350
Series 28	3,979,139	3,979,139
Series 29	3,911,725	3,920,350
Series 30	2,621,200	2,621,200
Series 31	4,375,757	4,375,757
Series 32	4,706,298	4,713,423
Series 33	2,605,833	2,606,583
Series 34	3,474,319	3,476,869
Series 35	3,277,913	3,277,913
Series 36	2,083,704	2,083,704
Series 37	2,489,100	2,489,100
Series 38	2,536,200	2,536,200
Series 39	2,288,351	2,288,351
Series 40	2,611,356	2,611,356
Series 41	2,865,176	2,867,051
Series 42	2,706,362	2,713,862
Series 43	3,617,987	3,617,987
Series 44	2,682,873	2,686,098
Series 45	3,989,967	3,994,842
Series 46	2,965,635	2,965,635
	82,874,653	82,913,203

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2022 and March 31, 2021, the Fund entered into several transactions with various former and current affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership,  Boston Capital Asset Management Limited Partnership, and BF Garden Companion Limited Partnership (formerly known as Boston Capital Companion Limited Partnership) as follows:

The Fund originally incurred an annual fund management fee to Boston Capital Asset Management Limited Partnership, a former affiliate of the general partner.  As part of the sale disclosed in Note A, the fund management fee is now payable to BF Garden Companion Limited Partnership (formerly known as Boston Capital Companion Limited Partnership), an affiliate of the general partner as of December 15, 2020, in an amount equal to .5 percent of the aggregate cost of the apartment complexes owned by the operating limited partnerships, less the amount of certain asset management and reporting fees paid by the operating limited partnerships.  The fund management fees earned and the reporting fees paid by the operating limited partners for the years ended March 2022 and 2021 are as follows:

		2022
			Fund Management Fee
			net of Asset
	Gross Fund	Asset Management	Management
	Management Fee	and Reporting Fee	and Reporting Fee
Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	3,665	—	3,665
Series 27	—	—	—
Series 28	—	—	—
Series 29	8,662	7,319	1,343
Series 30	—	—	—
Series 31	—	—	—
Series 32	4,091	—	4,091
Series 33	4,334	—	4,334
Series 34	18,492	3,000	15,492
Series 35	—	—	—
Series 36	—	—	—
Series 37	—	—	—
Series 38	—	—	—
Series 39	—	—	—
Series 40	—	—	—
Series 41	65,731	8,663	57,068
Series 42	13,500	5,752	7,748
Series 43	—	—	—
Series 44	40,668	5,257	35,411
Series 45	77,512	22,502	55,010
Series 46	166,959	17,898	149,061
	$403,614	$70,391	$333,223

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

		2021
			Fund Management Fee
			net of Asset
	Gross Fund	Asset Management and	Management
	Management Fee	Reporting Fee	and Reporting Fee
Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	15,044	—	15,044
Series 27	—	—	—
Series 28	—	—	—
Series 29	21,752	—	21,752
Series 30	—	—	—
Series 31	—	—	—
Series 32	50,243	13,516	36,727
Series 33	34,323	13,516	20,807
Series 34	24,102	4,200	19,902
Series 35	—	—	—
Series 36	—	—	—
Series 37	—	—	—
Series 38	—	—	—
Series 39	—	—	—
Series 40	—	—	—
Series 41	107,516	18,082	89,434
Series 42	55,995	3,129	52,866
Series 43	45,534	13,296	32,238
Series 44	121,260	30,907	90,353
Series 45	135,226	37,353	97,873
Series 46	185,830	14,678	171,152
	$796,825	$148,677	$648,148

All fund management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2022 and 2021, total fund management fees accrued were $8,781,884 and $12,664,070, respectively.

An affiliate of the general partner has forgiven asset management fees payable as a result of the sales of all operating limited partnerships in one of the series.  Total forgiveness of debt for the years ended March 31, 2022 and 2021 was $1,249,375 and $0, respectively.  Because the transaction involved an affiliate of the general partner, the transaction is accounted for as an equity transaction instead of income to the Fund.

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fund management fees paid for the years ended March 31, 2022 and 2021, are as follows:

	2022	2021
Series 20	$—	$—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	5,864	12,845
Series 27	—	—
Series 28	—	—
Series 29	27,499	—
Series 30	—	—
Series 31	—	—
Series 32	8,938	128,907
Series 33	9,326	29,331
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	1,507,201	64,500
Series 42	50,236	19,259
Series 43	—	45,534
Series 44	411,888	84,442
Series 45	683,677	742,389
Series 46	331,796	113,326
	$3,036,425	$1,240,533

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

General and administrative expenses and professional fees incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership, and Boston Capital Asset Management Limited Partnership for each series for the years ended March 31, 2022 and 2021, charged to each series’ operations are as follows:

	2022	2021
Series 20	$—	$—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	—	14,497
Series 27	—	—
Series 28	—	—
Series 29	—	13,951
Series 30	—	—
Series 31	—	—
Series 32	—	14,483
Series 33	—	13,213
Series 34	—	13,771
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	13,573
Series 42	—	13,362
Series 43	—	14,008
Series 44	—	13,363
Series 45	—	14,296
Series 46	—	13,508
	$—	$152,025

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2022 and 2021, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes.  The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2022 and 2021 by series are as follows:

	2022	2021
Series 20	—	—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	—	1
Series 27	—	—
Series 28	—	—
Series 29	1	2
Series 30	—	—
Series 31	—	—
Series 32	—	1
Series 33	—	1
Series 34	1	1
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	2
Series 42	—	2
Series 43	—	—
Series 44	1	2
Series 45	4	11
Series 46	7	10
	14	33

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2022 the Fund disposed of nineteen Operating Partnerships. Gain on disposition is included in share of income (losses) from operating limited partnerships.  A summary of the dispositions by Series for March 31, 2022 is as follows.

	Operating Partnership	Sale of Underlying	Partnership Proceeds	Gain on
	Interest Transferred	Operating Partnership	from Disposition	Disposition
Series 26	1	—	20,845	20,845
Series 29	1	—	29,999	29,999
Series 32	1	—	23,823	23,823
Series 33	1	—	23,823	23,823
Series 41	2	—	1,151,653	1,151,653
Series 42	2	—	247,877	247,877
Series 44	—	1	815,747	815,747
Series 45	6	1	691,381	691,381
Series 46	2	1	546,266	546,266
Total	16	3	$3,551,414	$3,551,414

During the year ended March 31, 2021 the Fund disposed of thirty-five Operating Partnerships. Gain on disposition is included in share of income (losses) from operating limited partnerships.  A summary of the dispositions by Series for March 31, 2021 is as follows.

	Operating Partnership	Sale of Underlying	Partnership Proceeds	Gain on
	Interest Transferred	Operating Partnership	from Disposition *	Disposition
Series 26	2	—	18,800	18,800
Series 29	3	—	44,500	44,500
Series 32	1	1	2,571,228	2,571,228
Series 33	—	1	2,492,020	2,492,020
Series 34	1	—	20,800	20,800
Series 41	6	—	98,100	98,100
Series 42	3	1	722,200	722,454
Series 43	11	—	186,635	186,635
Series 44	1	—	612,172	612,172
Series 45	1	1	214,717	214,717
Series 46	2	—	113,326	113,326
Total	31	4	$7,094,498	$7,094,752
*	Partnership proceeds from disposition does not include $254 which was due to a writeoff of capital contribution payable as of March 31, 2021, for Series 42.

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

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the Fund’s investment in each operating limited partnership, the Fund is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations.  At March 31, 2022 and 2021, contributions are payable to operating limited partnerships as follows:

	2022	2021
Series 20	$—	$—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	—	—
Series 27	—	—
Series 28	—	—
Series 29	785	785
Series 30	—	—
Series 31	—	—
Series 32	—	—
Series 33	—	—
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	—
Series 42	—	—
Series 43	—	—
Series 44	—	—
Series 45	—	—
Series 46	—	—
	$785	$785

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2022 are summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$21,329,022	$—	$—

Acquisition costs of operating limited partnerships	389,379	—	—

Cumulative distributions from operating limited partnerships	(198,708)	—	—

Cumulative impairment loss in investments in operating limited partnerships	(13,575,448)	—	—

Cumulative losses from operating limited partnerships	(18,279,847)	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2022 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2021 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2022 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(288,550)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	32,927	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,978,858)	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	11,481	—	—

Cumulative impairment loss in investments in operating limited partnerships	13,575,448	—	—

Other	(366,053)	—	—

Equity per operating limited partnerships’ combined financial statements	$7,986,395	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2022 are summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2022 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2021 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2022 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2022 are summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2022 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2021 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2022 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2022 are summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$698,299	$—

Acquisition costs of operating limited partnerships	—	100,829	—

Cumulative distributions from operating limited partnerships	—	(3,000)	—

Cumulative impairment loss in investments in operating limited partnerships	—	(286,415)	—

Cumulative losses from operating limited partnerships	—	(509,713)	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2022 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2021 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2022 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	32,927	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(575,248)	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	286,415	—

Other	—	(910)	—

Equity per operating limited partnerships’ combined financial statements	$—	$(256,816)	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2022 are summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2022 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2021 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2022 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2022 are summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$2,097,333	$—	$—

Acquisition costs of operating limited partnerships	288,550	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	(833,360)	—	—

Cumulative losses from operating limited partnerships	(1,552,523)	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2022 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2021 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2022 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(288,550)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(520,914)	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	833,360	—	—

Other	2	—	—

Equity per operating limited partnerships’ combined financial statements	$23,898	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2022 are summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2022 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2021 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2022 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2022 are summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2022 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2021 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2022 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2022 are summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$1,526,950	$4,533,331

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	(40,115)	(52,467)

Cumulative impairment loss in investments in operating limited partnerships	—	(1,829,754)	(3,059,043)

Cumulative losses from operating limited partnerships	—	342,919	(1,421,821)

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2022 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2021 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2022 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	(2,048,788)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	11,481

Cumulative impairment loss in investments in operating limited partnerships	—	1,829,754	3,059,043

Other	—	(155,434)	(118,286)

Equity per operating limited partnerships’ combined financial statements	$—	$1,674,320	$903,450

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2022 are summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$12,473,109

Acquisition costs of operating limited partnerships	—

Cumulative distributions from operating limited partnerships	(103,126)

Cumulative impairment loss in investments in operating limited partnerships	(7,566,876)

Cumulative losses from operating limited partnerships	(4,803,107)

Investments in operating limited partnerships per balance sheet	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2022 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2021 (see note A).	—

The Fund has recorded acquisition costs at March 31, 2022 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,833,908)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—

Cumulative impairment loss in investments in operating limited partnerships	7,566,876

Other	(91,425)

Equity per operating limited partnerships’ combined financial statements	$5,641,543

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$45,625,907	$—	$—

Acquisition costs of operating limited partnerships	1,096,866	—	—

Cumulative distributions from operating limited partnerships	(467,311)	—	—

Cumulative impairment loss in investments in operating limited partnerships	(27,975,615)	—	—

Cumulative losses from operating limited partnerships	(18,279,847)	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	(11,711)	—	—

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(288,550)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	32,927	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(11,383,230)	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	33,460	—	—

Cumulative impairment loss in investments in operating limited partnerships	27,975,615	—	—

Other	(1,111,465)	—	—

Equity per operating limited partnerships’ combined financial statements	$15,247,046	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$704,145	$—

Acquisition costs of operating limited partnerships	—	109,460	—

Cumulative distributions from operating limited partnerships	—	(3,223)	—

Cumulative impairment loss in investments in operating limited partnerships	—	(206,682)	—

Cumulative losses from operating limited partnerships	—	(603,700)	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(763,435)	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	21,979	—

Cumulative impairment loss in investments in operating limited partnerships	—	206,682	—

Other	—	(29,502)	—

Equity per operating limited partnerships’ combined financial statements	$—	$(564,276)	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$1,852,177	$—

Acquisition costs of operating limited partnerships	—	266,798	—

Cumulative distributions from operating limited partnerships	—	(9,500)	—

Cumulative impairment loss in investments in operating limited partnerships	—	(888,464)	—

Cumulative losses from operating limited partnerships	—	(1,221,011)	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	32,927	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(1,157,917)	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	888,464	—

Other	—	5,610	—

Equity per operating limited partnerships’ combined financial statements	$—	$(230,916)	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$1,501,914	$1,495,966

Acquisition costs of operating limited partnerships	—	216,029	216,029

Cumulative distributions from operating limited partnerships	—	(33,444)	(500)

Cumulative impairment loss in investments in operating limited partnerships	—	(1,110,485)	(790,713)

Cumulative losses from operating limited partnerships	—	(574,014)	(920,782)

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(917,996)	(784,846)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	1,110,485	790,713

Other	—	(34,871)	7

Equity per operating limited partnerships’ combined financial statements	$—	$157,618	$5,874

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$2,097,333	$—	$—

Acquisition costs of operating limited partnerships	288,550	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	(833,360)	—	—

Cumulative losses from operating limited partnerships	(1,552,523)	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(288,550)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(610,098)	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	833,360	—	—

Other	2	—	—

Equity per operating limited partnerships’ combined financial statements	$(65,286)	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$3,206,778	$581,332

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	(2,772)	(781)

Cumulative impairment loss in investments in operating limited partnerships	—	(752,318)	—

Cumulative losses from operating limited partnerships	—	(2,451,688)	(580,551)

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	—	(7,500)	(4,211)

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(1,623,678)	(566,599)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	752,318	—

Other	—	(325,268)	(34,441)

Equity per operating limited partnerships’ combined financial statements	$—	$(1,204,128)	$(605,251)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$3,095,765	$13,534,041

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	(40,115)	(192,410)

Cumulative impairment loss in investments in operating limited partnerships	—	(2,550,560)	(8,739,377)

Cumulative losses from operating limited partnerships	—	(505,090)	(4,602,254)

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(15,841)	(3,117,867)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	11,481

Cumulative impairment loss in investments in operating limited partnerships	—	2,550,560	8,739,377

Other	—	(147,290)	(316,529)

Equity per operating limited partnerships’ combined financial statements	$—	$2,387,429	$5,316,462

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2021 are summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$17,556,456

Acquisition costs of operating limited partnerships	—

Cumulative distributions from operating limited partnerships	(184,566)

Cumulative impairment loss in investments in operating limited partnerships	(12,103,656)

Cumulative losses from operating limited partnerships	(5,268,234)

Investments in operating limited partnerships per balance sheet	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2021 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2020 (see note A).	—

The Fund has recorded acquisition costs at March 31, 2021 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,824,953)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—

Cumulative impairment loss in investments in operating limited partnerships	12,103,656

Other	(229,183)

Equity per operating limited partnerships’ combined financial statements	$10,049,520

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$20,212,838	$—	$—
Land	2,023,208	—	—
Other assets	3,161,606	—	—

	$25,397,652	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$16,928,649	$—	$—
Accounts payable and accrued expenses	726,141	—	—
Other liabilities	1,983,834	—	—

	19,638,624	—	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	7,986,395	—	—
Other partners	(2,227,367)	—	—

	5,759,028	—	—

	$25,397,652	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$—	$—	$—
Land	—	—	—
Other assets	—	—	—

	$—	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$—	$—	$—
Accounts payable and accrued expenses	—	—	—
Other liabilities	—	—	—

	—	—	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	—	—	—
Other partners	—	—	—

	—	—	—

	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$—	$—	$—
Land	—	—	—
Other assets	—	—	—

	$—	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$—	$—	$—
Accounts payable and accrued expenses	—	—	—
Other liabilities	—	—	—

	—	—	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	—	—	—
Other partners	—	—	—

	—	—	—

	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$—	$516,789	$—
Land	—	—	—
Other assets	—	119,789	—

	$—	$636,578	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$—	$680,065	$—
Accounts payable and accrued expenses	—	51,168	—
Other liabilities	—	398,329	—

	—	1,129,562	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	—	(256,816)	—
Other partners	—	(236,168)	—

	—	(492,984)	—

	$—	$636,578	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$—	$—	$—
Land	—	—	—
Other assets	—	—	—

	$—	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$—	$—	$—
Accounts payable and accrued expenses	—	—	—
Other liabilities	—	—	—

	—	—	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	—	—	—
Other partners	—	—	—

	—	—	—

	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,556,927	$—	$—
Land	142,576	—	—
Other assets	342,131	—	—

	$2,041,634	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$1,625,880	$—	$—
Accounts payable and accrued expenses	61,584	—	—
Other liabilities	330,480	—	—

	2,017,944	—	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	23,898	—	—
Other partners	(208)	—	—

	23,690	—	—

	$2,041,634	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$—	$—	$—
Land	—	—	—
Other assets	—	—	—

	$—	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$—	$—	$—
Accounts payable and accrued expenses	—	—	—
Other liabilities	—	—	—

	—	—	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	—	—	—
Other partners	—	—	—

	—	—	—

	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$—	$—	$—
Land	—	—	—
Other assets	—	—	—

	$—	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$—	$—	$—
Accounts payable and accrued expenses	—	—	—
Other liabilities	—	—	—

	—	—	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	—	—	—
Other partners	—	—	—

	—	—	—

	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$—	$1,864,919	$3,852,350
Land	—	450,000	598,500
Other assets	—	246,035	647,532

	$—	$2,560,954	$5,098,382

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$—	$2,880,422	$4,370,989
Accounts payable and accrued expenses	—	101,325	130,295
Other liabilities	—	38,041	363,500

	—	3,019,788	4,864,784
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	—	1,674,320	903,450
Other partners	—	(2,133,154)	(669,852)

	—	(458,834)	233,598

	$—	$2,560,954	$5,098,382

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$12,421,853
Land	832,132
Other assets	1,806,119

$15,060,104

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$7,371,293
Accounts payable and accrued expenses	381,769
Other liabilities	853,484

8,606,546
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	5,641,543
Other partners	812,015

6,453,558

$15,060,104

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$58,100,481	$—	$—
Land	9,140,743	—	—
Other assets	12,769,297	—	—

	$80,010,521	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$61,595,513	$—	$—
Accounts payable and accrued expenses	3,238,584	—	—
Other liabilities	6,052,304	—	—

	70,886,401	—	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	15,247,046	—	—
Other partners	(6,122,926)	—	—

	9,124,120	—	—

	$80,010,521	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 22	Series 23	Series 24
ASSETS

Buildings and improvements, net of accumulated depreciation	$—	$—	$—
Land	—	—	—
Other assets	—	—	—

	$—	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$—	$—	$—
Accounts payable and accrued expenses	—	—	—
Other liabilities	—	—	—

	—	—	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	—	—	—
Other partners	—	—	—

	—	—	—

	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 25	Series 26	Series 27
ASSETS

Buildings and improvements, net of accumulated depreciation	$—	$697,635	$—
Land	—	52,272	—
Other assets	—	112,648	—

	$—	$862,555	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$—	$1,070,448	$—
Accounts payable and accrued expenses	—	93,085	—
Other liabilities	—	325,434	—

	—	1,488,967	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	—	(564,276)	—
Other partners	—	(62,136)	—

	—	(626,412)	—

	$—	$862,555	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$—	$1,422,477	$—
Land	—	12,000	—
Other assets	—	466,565	—

	$—	$1,901,042	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$—	$1,826,315	$—
Accounts payable and accrued expenses	—	106,791	—
Other liabilities	—	453,193	—

	—	2,386,299	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	—	(230,916)	—
Other partners	—	(254,341)	—

	—	(485,257)	—

	$—	$1,901,042	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 31	Series 32	Series 33
ASSETS

Buildings and improvements, net of accumulated depreciation	$—	$921,333	$847,401
Land	—	60,400	175,500
Other assets	—	376,891	239,177

	$—	$1,358,624	$1,262,078

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$—	$623,725	$1,205,104
Accounts payable and accrued expenses	—	629,491	11,821
Other liabilities	—	46,249	62,064

	—	1,299,465	1,278,989
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	—	157,618	5,874
Other partners	—	(98,459)	(22,785)

	—	59,159	(16,911)

	$—	$1,358,624	$1,262,078

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,539,529	$—	$—
Land	142,576	—	—
Other assets	452,343	—	—

	$2,134,448	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$1,654,958	$—	$—
Accounts payable and accrued expenses	59,077	—	—
Other liabilities	485,916	—	—

	2,199,951	—	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	(65,286)	—	—
Other partners	(217)	—	—

	(65,503)	—	—

	$2,134,448	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 37	Series 38	Series 39
ASSETS

Buildings and improvements, net of accumulated depreciation	$—	$—	$—
Land	—	—	—
Other assets	—	—	—

	$—	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$—	$—	$—
Accounts payable and accrued expenses	—	—	—
Other liabilities	—	—	—

	—	—	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	—	—	—
Other partners	—	—	—

	—	—	—

	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 40	Series 41	Series 42
ASSETS

Buildings and improvements, net of accumulated depreciation	$—	$6,425,891	$6,414,854
Land	—	2,225,961	2,076,707
Other assets	—	1,889,844	1,511,601

	$—	$10,541,696	$10,003,162

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$—	$12,064,213	$12,467,987
Accounts payable and accrued expenses	—	753,367	748,588
Other liabilities	—	257,002	309,929

	—	13,074,582	13,526,504
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	—	(1,204,128)	(605,251)
Other partners	—	(1,328,758)	(2,918,091)

	—	(2,532,886)	(3,523,342)

	$—	$10,541,696	$10,003,162

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 43	Series 44	Series 45
ASSETS

Buildings and improvements, net of accumulated depreciation	$—	$3,619,725	$13,619,763
Land	—	634,735	2,021,533
Other assets	—	458,109	3,633,550

	$—	$4,712,569	$19,274,846

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$—	$4,426,968	$11,744,364
Accounts payable and accrued expenses	—	121,936	248,449
Other liabilities	—	50,189	1,791,931

	—	4,599,093	13,784,744
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	—	2,387,429	5,316,462
Other partners	—	(2,273,953)	173,640

	—	113,476	5,490,102

	$—	$4,712,569	$19,274,846

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$22,591,873
Land	1,739,059
Other assets	3,628,569

27,959,501

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$14,511,431
Accounts payable and accrued expenses	465,979
Other liabilities	2,270,397

17,247,807
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	10,049,520
Other partners	662,174

10,711,694

$27,959,501

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2021 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$5,680,773	$—	$—
Interest and other	163,271	—	—

	5,844,044	—	—
Expenses
Interest	881,484	—	—
Depreciation and amortization	1,363,256	—	—
Taxes and insurance	774,361	—	—
Repairs and maintenance	1,245,367	—	—
Operating expenses	1,981,590	—	—
Other expenses	35,610	—	—

	6,281,668	—	—

NET INCOME (LOSS)	$(437,624)	$—	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$(703,186)	$—	$—

Net income (loss) allocated to other partners	$265,562	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2021 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$—	$—	$—
Interest and other	—	—	—

	—	—	—
Expenses
Interest	—	—	—
Depreciation and amortization	—	—	—
Taxes and insurance	—	—	—
Repairs and maintenance	—	—	—
Operating expenses	—	—	—
Other expenses	—	—	—

	—	—	—

NET INCOME (LOSS)	$—	$—	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$—	$—	$—

Net income (loss) allocated to other partners	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2021 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$—	$—	$—
Interest and other	—	—	—

	—	—	—
Expenses
Interest	—	—	—
Depreciation and amortization	—	—	—
Taxes and insurance	—	—	—
Repairs and maintenance	—	—	—
Operating expenses	—	—	—
Other expenses	—	—	—

	—	—	—

NET INCOME (LOSS)	$—	$—	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$—	$—	$—

Net income (loss) allocated to other partners	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2021 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$—	$325,950	$—
Interest and other	—	—	—

	—	325,950	—
Expenses
Interest	—	24,459	—
Depreciation and amortization	—	54,308	—
Taxes and insurance	—	41,839	—
Repairs and maintenance	—	37,478	—
Operating expenses	—	239,746	—
Other expenses	—	—	—

	—	397,830	—

NET INCOME (LOSS)	$—	$(71,880)	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$—	$(71,162)	$—

Net income (loss) allocated to other partners	$—	$(718)	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2021 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$—	$—	$—
Interest and other	—	—	—

	—	—	—
Expenses
Interest	—	—	—
Depreciation and amortization	—	—	—
Taxes and insurance	—	—	—
Repairs and maintenance	—	—	—
Operating expenses	—	—	—
Other expenses	—	—	—

	—	—	—

NET INCOME (LOSS)	$—	$—	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$—	$—	$—

Net income (loss) allocated to other partners	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2021 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$594,061	$—	$—
Interest and other	35,907	—	—

	629,968	—	—
Expenses
Interest	85,903	—	—
Depreciation and amortization	86,577	—	—
Taxes and insurance	94,837	—	—
Repairs and maintenance	139,969	—	—
Operating expenses	133,489	—	—
Other expenses	—	—	—

	540,775	—	—

NET INCOME (LOSS)	$89,193	$—	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$—	$—	$—

Net income (loss) allocated to other partners	$89,193	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2021 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$—	$—	$—
Interest and other	—	—	—

	—	—	—
Expenses
Interest	—	—	—
Depreciation and amortization	—	—	—
Taxes and insurance	—	—	—
Repairs and maintenance	—	—	—
Operating expenses	—	—	—
Other expenses	—	—	—

	—	—	—

NET INCOME (LOSS)	$—	$—	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$—	$—	$—

Net income (loss) allocated to other partners	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2021 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$—	$—	$—
Interest and other	—	—	—

	—	—	—
Expenses
Interest	—	—	—
Depreciation and amortization	—	—	—
Taxes and insurance	—	—	—
Repairs and maintenance	—	—	—
Operating expenses	—	—	—
Other expenses	—	—	—

	—	—	—

NET INCOME (LOSS)	$—	$—	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$—	$—	$—

Net income (loss) allocated to other partners	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2021 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$—	$1,070,962	$1,248,511
Interest and other	—	5,345	19,518

	—	1,076,307	1,268,029
Expenses
Interest	—	202,797	195,761
Depreciation and amortization	—	219,430	381,820
Taxes and insurance	—	106,680	167,133
Repairs and maintenance	—	241,518	352,754
Operating expenses	—	276,153	418,070
Other expenses	—	8,160	14,026

	—	1,054,738	1,529,564

NET INCOME (LOSS)	$—	$21,569	$(261,535)

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$—	$—	$(314,783)

Net income (loss) allocated to other partners	$—	$21,569	$53,248

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2021 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$2,441,289
Interest and other	102,501

2,543,790
Expenses
Interest	372,564
Depreciation and amortization	621,121
Taxes and insurance	368,872
Repairs and maintenance	473,648
Operating expenses	914,132
Other expenses	13,424

2,758,761

NET INCOME (LOSS)	$(214,971)

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$(317,241)

Net income (loss) allocated to other partners	$102,270

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$17,464,237	$—	$—
Interest and other	326,431	—	—

	17,790,668	—	—
Expenses
Interest	3,123,807	—	—
Depreciation and amortization	3,557,319	—	—
Taxes and insurance	2,397,726	—	—
Repairs and maintenance	3,163,267	—	—
Operating expenses	4,888,522	—	—
Other expenses	889,336	—	—

	18,019,977	—	—

NET INCOME (LOSS)	$(229,309)	$—	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$(1,016,981)	$—	$—

Net income (loss) allocated to other partners	$787,672	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 22	Series 23	Series 24
Revenue
Rent	$—	$—	$—
Interest and other	—	—	—

	—	—	—
Expenses
Interest	—	—	—
Depreciation and amortization	—	—	—
Taxes and insurance	—	—	—
Repairs and maintenance	—	—	—
Operating expenses	—	—	—
Other expenses	—	—	—

	—	—	—

NET INCOME (LOSS)	$—	$—	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$—	$—	$—

Net income (loss) allocated to other partners	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 25	Series 26	Series 27
Revenue
Rent	$—	$177,187	$—
Interest and other	—	858	—

	—	178,045	—
Expenses
Interest	—	51,193	—
Depreciation and amortization	—	43,602	—
Taxes and insurance	—	32,678	—
Repairs and maintenance	—	19,266	—
Operating expenses	—	87,876	—
Other expenses	—	3,500	—

	—	238,115	—

NET INCOME (LOSS)	$—	$(60,070)	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$—	$(59,470)	$—

Net income (loss) allocated to other partners	$—	$(600)	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$—	$545,010	$—
Interest and other	—	2,369	—

	—	547,379	—
Expenses
Interest	—	84,772	—
Depreciation and amortization	—	87,831	—
Taxes and insurance	—	87,492	—
Repairs and maintenance	—	76,882	—
Operating expenses	—	312,081	—
Other expenses	—	12,496	—

	—	661,554	—

NET INCOME (LOSS)	$—	$(114,175)	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$—	$(113,442)	$—

Net income (loss) allocated to other partners	$—	$(733)	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 31	Series 32	Series 33
Revenue
Rent	$—	$172,726	$229,365
Interest and other	—	3,570	12,549

	—	176,296	241,914
Expenses
Interest	—	47,035	52,933
Depreciation and amortization	—	51,664	47,069
Taxes and insurance	—	41,692	36,228
Repairs and maintenance	—	24,572	42,951
Operating expenses	—	49,933	93,863
Other expenses	—	8,000	8,000

	—	222,896	281,044

NET INCOME (LOSS)	$—	$(46,600)	$(39,130)

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$—	$(46,596)	$(39,126)

Net income (loss) allocated to other partners	$—	$(4)	$(4)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$571,640	$—	$—
Interest and other	22,239	—	—

	593,879	—	—
Expenses
Interest	86,703	—	—
Depreciation and amortization	85,277	—	—
Taxes and insurance	87,123	—	—
Repairs and maintenance	147,049	—	—
Operating expenses	128,666	—	—
Other expenses	—	—	—

	534,818	—	—

NET INCOME (LOSS)	$59,061	$—	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$—	$—	$—

Net income (loss) allocated to other partners	$59,061	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 37	Series 38	Series 39
Revenue
Rent	$—	$—	$—
Interest and other	—	—	—

	—	—	—
Expenses
Interest	—	—	—
Depreciation and amortization	—	—	—
Taxes and insurance	—	—	—
Repairs and maintenance	—	—	—
Operating expenses	—	—	—
Other expenses	—	—	—

	—	—	—

NET INCOME (LOSS)	$—	$—	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$—	$—	$—

Net income (loss) allocated to other partners	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 40	Series 41	Series 42
Revenue
Rent	$—	$2,706,449	$2,836,788
Interest and other	—	45,667	44,609

	—	2,752,116	2,881,397
Expenses
Interest	—	495,510	516,452
Depreciation and amortization	—	416,032	466,359
Taxes and insurance	—	406,234	410,842
Repairs and maintenance	—	470,753	476,039
Operating expenses	—	540,308	587,741
Other expenses	—	295,000	295,000

	—	2,623,837	2,752,433

NET INCOME (LOSS)	$—	$128,279	$128,964

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$—	$(60,389)	$(32,717)

Net income (loss) allocated to other partners	$—	$188,668	$161,681

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2020 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2020 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 43	Series 44	Series 45
Revenue
Rent	$—	$1,517,404	$3,781,384
Interest and other	—	18,415	51,536

	—	1,535,819	3,832,920
Expenses
Interest	—	326,469	496,261
Depreciation and amortization	—	312,412	972,175
Taxes and insurance	—	136,651	419,382
Repairs and maintenance	—	233,493	873,506
Operating expenses	—	300,755	1,323,814
Other expenses	—	62,466	164,823

	—	1,372,246	4,249,961

NET INCOME (LOSS)	$—	$163,573	$(417,041)

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$—	$—	$(420,788)

Net income (loss) allocated to other partners	$—	$163,573	$3,747

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

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

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2022 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$2,545,668	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(2,632,811)	—	—

Other	(285,774)	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(703,186)	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(27,126)	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	1,287,441	—	—

Income (loss) for tax return purposes, December 31, 2021	$184,212	$—	$—

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2022 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	—	—

Income (loss) for tax return purposes, December 31, 2021	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2022 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$—	$(91,580)	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	(2,199)	—

Other	—	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	709,628	—

Income (loss) for tax return purposes, December 31, 2021	$—	$615,849	$—

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2022 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$—	$(36,279)	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	(18,837)	—

Other	—	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(71,162)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	404,489	—

Income (loss) for tax return purposes, December 31, 2021	$—	$278,211	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2022 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$—	$(81,264)	$(87,109)

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	(4,847)	(4,992)

Other	—	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	1,452,062	1,779,608

Income (loss) for tax return purposes, December 31, 2021	$—	$1,365,951	$1,687,507

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2022 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(65,928)	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	18,492	—	—

Other	74,813	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(33,871)	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(38,760)	—	—

Income (loss) for tax return purposes, December 31, 2021	$(45,254)	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2022 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	—	—

Income (loss) for tax return purposes, December 31, 2021	$—	$—	$—

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2022 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$—	$1,032,291	$143,547

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	(1,441,470)	(36,736)

Other	—	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	(24,032)	(242,095)

Income (loss) for tax return purposes, December 31, 2021	$—	$(433,211)	$(135,284)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2022 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$—	$758,807	$596,405

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	(371,220)	(606,165)

Other	—	2,541,672	(2,261,103)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	(314,783)

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	(2,509)	34,599

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	(946,605)	(929,408)

Income (loss) for tax return purposes, December 31, 2021	$—	$1,980,145	$(3,480,455)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2022 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$376,778

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(164,837)

Other	(641,156)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(317,241)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(25,345)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(877,446)

Income (loss) for tax return purposes, December 31, 2021	$(1,649,247)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$6,119,815	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(443,708)	—	—

Other	6,952,259	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,016,981)	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(581,710)	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(15,102,308)	—	—

Income (loss) for tax return purposes, December 31, 2020	$(4,072,633)	$—	$—

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	—	—

Income (loss) for tax return purposes, December 31, 2020	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$—	$(47,101)	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	2,199	—

Other	—	(5,000)	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(59,470)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	(19,425)	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	588,301	—

Income (loss) for tax return purposes, December 31, 2020	$—	$459,504	$—

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$—	$(12,814)	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	21,752	—

Other	—	795,988	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(113,442)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	(21,314)	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	(177,887)	—

Income (loss) for tax return purposes, December 31, 2020	$—	$492,283	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$—	$2,525,949	$2,473,777

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	(78,664)	4,992

Other	—	51,192	(113,274)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(46,596)	(39,126)

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	(23,481)	(21,393)

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	(2,901,083)	(2,680,668)

Income (loss) for tax return purposes, December 31, 2020	$—	$(472,683)	$(375,692)

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(43,305)	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	24,102	—	—

Other	212,099	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(33,633)	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(464,227)	—	—

Income (loss) for tax return purposes, December 31, 2020	$(304,964)	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	—	—

Income (loss) for tax return purposes, December 31, 2020	$—	$—	$—

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$—	$13,924	$663,263

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	43,016	36,736

Other	—	928,089	2,509,690

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(60,389)	(32,717)

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	(77,697)	17,338

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	(308,905)	(1,205,766)

Income (loss) for tax return purposes, December 31, 2020	$—	$538,038	$1,988,544

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2021 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$50,372	$488,406	$57,082

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	36,818	(607,163)

Other	—	1,039,883	1,172,973

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	(420,788)

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	(21,425)	(114,692)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,400,109)	(4,075,446)	(924,247)

Income (loss) for tax return purposes, December 31, 2020	$(2,349,737)	$(2,531,764)	$(836,835)

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

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2022 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2021	$1,667,631	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	4,978,858	—	—

Impairment loss in investment in operating limited partnerships	(13,575,448)	—	—

Less share of loss - three months ended March 31, 2022	(32,927)	—	—

Other	6,961,886	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2022 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2021	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2022	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2022 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2021	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2022	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2022 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2021	$—	$(501,652)	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	575,248	—

Impairment loss in investment in operating limited partnerships	—	(286,415)	—

Less share of loss - three months ended March 31, 2022	—	(32,927)	—

Other	—	245,746	—

Investments in operating limited partnerships - as reported	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2022 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2021	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2022	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2022 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2021	$(189,684)	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	520,914	—	—

Impairment loss in investment in operating limited partnerships	(833,360)	—	—

Less share of loss - three months ended March 31, 2022	—	—	—

Other	502,130	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2022 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2021	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2022	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2022 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2021	$—	$(2,818,038)	$(360,638)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2022	—	—	—

Other	—	2,818,038	360,638

Investments in operating limited partnerships - as reported	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2022 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2021	$—	$1,825,471	$1,139,910

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	2,048,788

Impairment loss in investment in operating limited partnerships	—	(1,829,754)	(3,059,043)

Less share of loss - three months ended March 31, 2022	—	—	—

Other	—	4,283	(129,655)

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2022 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2021	$2,572,262

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,833,908

Impairment loss in investment in operating limited partnerships	(7,566,876)

Less share of loss - three months ended March 31, 2022	—

Other	3,160,706

Investments in operating limited partnerships - as reported	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2020	$6,036,955	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	11,383,230	—	—

Impairment loss in investment in operating limited partnerships	(27,975,615)	—	—

Less share of loss - three months ended March 31, 2022	(32,927)	—	—

Other	10,588,357	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2020	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2021	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2020	$—	$(1,005,761)	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	763,435	—

Impairment loss in investment in operating limited partnerships	—	(206,682)	—

Less share of loss - three months ended March 31, 2021	—	—	—

Other	—	449,008	—

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2020	$—	$(917,349)	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	1,157,917	—

Impairment loss in investment in operating limited partnerships	—	(888,464)	—

Less share of loss - three months ended March 31, 2021	—	(32,927)	—

Other	—	680,823	—

Investments in operating limited partnerships - as reported	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2020	$—	$716,461	$508,277

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	917,996	784,846

Impairment loss in investment in operating limited partnerships	—	(1,110,485)	(790,713)

Less share of loss - three months ended March 31, 2021	—	—	—

Other	—	(523,972)	(502,410)

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2020	$(226,160)	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	610,098	—	—

Impairment loss in investment in operating limited partnerships	(833,360)	—	—

Less share of loss - three months ended March 31, 2021	—	—	—

Other	449,422	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2020	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2021	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2020	$—	$(2,578,036)	$(258,255)

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	1,623,678	566,599

Impairment loss in investment in operating limited partnerships	—	(752,318)	—

Less share of loss - three months ended March 31, 2021	—	—	—

Other	—	1,706,676	(308,344)

Investments in operating limited partnerships - as reported	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2020	$—	$910,108	$4,574,217

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	15,841	3,117,867

Impairment loss in investment in operating limited partnerships	—	(2,550,560)	(8,739,377)

Less share of loss - three months ended March 31, 2021	—	—	—

Other	—	1,624,611	1,047,293

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2021 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2020	$4,313,453

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,824,953

Impairment loss in investment in operating limited partnerships	(12,103,656)

Less share of loss - three months ended March 31, 2021	—

Other	5,965,250

Investments in operating limited partnerships - as reported	$—

NOTE E - CASH EQUIVALENTS

Cash equivalents of $2,359,633 and $10,765,279 as of March 31, 2022 and 2021, respectively, include money market accounts with interest rates ranging from 0.01% to 0.85% per annum.

NOTE F - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Fund has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2022.

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2022 and 2021

NOTE G – CONTINGENCY

The outbreak of a novel strain of coronavirus (COVID-19) beginning in the first quarter of 2020 has caused significant volatility and business disruption in the U.S. economy. There has been no economic impact to the Partnership to date. However, the future economic impact of the business disruption caused by COVID-19 remains uncertain. The extent of any effects these disruptions may have on the operations and financial performance of the Partnership will depend on future developments, including possible impacts on the operations of the underlying real estate of its investments, which cannot be determined.

NOTE H – SUBSEQUENT EVENTS

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