Form 10-K, Exhibit 13
period 2023-03-31
BF Garden Tax Credit Fund IV L.P.
filed 2023-06-21
CIK 913778

Exhibit 13

BF GARDEN TAX CREDIT FUND IV L.P.

SERIES 20 THROUGH 46

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

MARCH 31, 2023 AND 2022

BF Garden Tax Credit Fund IV L.P. -

Series 20 through Series 46

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Report of Independent Registered Public Accounting Firm

To the General Partner

BF Garden Tax Credit Fund IV L.P.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of BF Garden Tax Credit Fund IV L.P. – Series 20 through 46 (collectively, the “Partnership”), in total and for each series, as of March 31, 2023 and 2022, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Partnership, in total and for each series, as of March 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

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

/s/ CohnReznick LLP

COHNREZNICK LLP

Bethesda, Maryland
June 21, 2023

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2023 and 2022

	Total
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	508,245	2,370,898
Other assets	5,911	6,288

	$514,156	$2,377,186

LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$1	$—
Accounts payable - affiliates	7,035,500	8,781,884
Capital contributions payable	785	785

	7,036,286	8,782,669
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 issued and 82,874,653 outstanding for both years.	(7,446,921)	(7,296,726)
General partner	924,791	891,243

	(6,522,130)	(6,405,483)

	$514,156	$2,377,186

(Continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2021

Series 20
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 issued and 3,828,200 outstanding for both years.	(754,767)	(754,767)
General partner	754,767	754,767

	—	—

	$—	$—

(Continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 21
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 issued and 1,879,500 outstanding for both years.	(898,231)	(898,231)
General partner	898,231	898,231

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 22
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 issued and 2,550,145 outstanding for both years.	(2,448,362)	(2,448,362)
General partner	2,448,362	2,448,362

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 23
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 issued and 3,303,327 outstanding for both years.	(224,264)	(224,264)
General partner	224,264	224,264

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 24
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 issued and 2,150,053 outstanding for both years.	173,404	173,404
General partner	(173,404)	(173,404)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 25
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 issued and 3,016,809 outstanding for both years.	219,815	219,815
General partner	(219,815)	(219,815)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 26
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 issued and 3,926,374 outstanding for both years.	313,969	313,969
General partner	(313,969)	(313,969)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 27
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 issued and 2,431,350 outstanding for both years.	133,264	133,264
General partner	(133,264)	(133,264)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 28
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 issued and 3,979,139 outstanding for both years.	275,140	275,140
General partner	(275,140)	(275,140)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

	Series 29
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	47,146	108,768
Other assets	2,582	2,500

	$49,728	$111,268

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	3,113,302	3,108,790
Capital contributions payable	785	785

	3,114,087	3,109,575
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 issued and 3,911,725 outstanding for both years.	(2,695,068)	(2,629,677)
General partner	(369,291)	(368,630)

	(3,064,359)	(2,998,307)

	$49,728	$111,268

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 30
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 issued and 2,621,200 outstanding for both years.	(883,119)	(883,119)
General partner	883,119	883,119

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 31
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 issued and 4,375,757 outstanding for both years.	353,529	353,529
General partner	(353,529)	(353,529)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 32
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 issued and 4,706,298 outstanding for both years.	380,821	380,821
General partner	(380,821)	(380,821)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 33
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 issued and 2,605,833 outstanding for both years.	196,294	196,294
General partner	(196,294)	(196,294)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

	Series 34
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	31,891	81,705
Other assets	82	—

	$31,973	$81,705

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	2,506,760	2,488,268
Capital contributions payable	—	—

	2,506,760	2,488,268
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 issued and 3,474,319 outstanding for both years.	(2,149,650)	(2,082,108)
General partner	(325,137)	(324,455)

	(2,474,787)	(2,406,563)

	$31,973	$81,705

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 35
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 issued and 3,277,913 outstanding for both years.	223,088	223,088
General partner	(223,088)	(223,088)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 36
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,838 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,838 issued and 2,083,704 outstanding for both years.	148,221	148,221
General partner	(148,221)	(148,221)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 37
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 issued and 2,489,100 outstanding for both years.	205,359	205,359
General partner	(205,359)	(205,359)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 38
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 issued and 2,536,200 outstanding for both years.	188,889	188,889
General partner	(188,889)	(188,889)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 39
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,151 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,151 issued and 2,288,351 outstanding for both years.	196,043	196,043
General partner	(196,043)	(196,043)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 40
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 issued and 2,611,356 outstanding for both years.	216,900	216,900
General partner	(216,900)	(216,900)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 41
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 issued and 2,865,176 outstanding for both years.	(987,713)	(987,713)
General partner	987,713	987,713

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 42
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 issued and 2,706,362 outstanding for both years.	216,680	216,680
General partner	(216,680)	(216,680)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

Series 43
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 issued and 3,617,987 outstanding for both years.	306,854	306,854
General partner	(306,854)	(306,854)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

	Series 44
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	1,230,504
Other assets	—	—

	$—	$1,230,504

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	28,269
Capital contributions payable	—	—

	—	28,269
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,973 issued and 2,682,873 outstanding for both years.	207,874	1,427,661
General partner	(207,874)	(225,426)

	—	1,202,235

	$—	$1,230,504

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

	Series 45
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	287,530
Other assets	—	—

	$—	$287,530

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	1,138,508
Capital contributions payable	—	—

	—	1,138,508
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 issued and 3,989,967 outstanding for both years.	348,522	(488,806)
General partner	(348,522)	(362,172)

	—	(850,978)

	$—	$287,530

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2023 and 2022

	Series 46
	2023	2022
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	429,208	662,391
Other assets	3,247	3,788

	$432,455	$666,179

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$1	$—
Accounts payable - affiliates	1,415,438	2,018,049
Capital contributions payable	—	—

	1,415,439	2,018,049
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 issued to the assignees at March 31, 2023 and 2022	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 issued and 2,965,635 outstanding for both years.	(710,413)	(1,075,610)
General partner	(272,571)	(276,260)

	(982,984)	(1,351,870)

	$432,455	$666,179

(see notes to financial statements)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

Years ended March 31, 2023 and 2022

	Total
	2023	2022
Income
Interest income	$9,113	$7,617
Miscellaneous	162,575	150,564

	171,688	158,181

Gain on sale of operating limited partnerships	3,596,277	3,551,414

Expenses
Fund management fee	58,455	333,223
General and administrative expenses	282,915	654,260
Professional fees	71,795	176,444

	413,165	1,163,927

NET INCOME (LOSS)	$3,354,800	$2,545,668

Net income (loss) allocated to general partner	$33,548	$25,456

Net income (loss) allocated to limited partners	$3,321,252	$2,520,212

Net income (loss) per BAC	$0.04	$0.03

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

Series 20
	2023	2022
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

Series 21
	2023	2022
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

Series 22
	2023	2022
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

Series 23
	2023	2022
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

Series 24
	2023	2022
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

Series 25
	2023	2022
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 26
	2023	2022
Income
Interest income	$—	$261
Miscellaneous	—	—

	—	261

Gain on sale of operating limited partnerships	—	20,845

Expenses
Fund management fee	—	3,665
General and administrative expenses	—	97,302
Professional fees	—	11,719

	—	112,686

NET INCOME (LOSS)	$—	$(91,580)

Net income (loss) allocated to general partner	$—	$(916)

Net income (loss) allocated to limited partners	$—	$(90,664)

Net income (loss) per BAC	$—	$(0.02)

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

Series 27
	2023	2022
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

Series 28
	2023	2022
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 29
	2023	2022
Income
Interest income	$691	$143
Miscellaneous	—	—

	691	143

Gain on sale of operating limited partnerships	—	29,999

Expenses
Fund management fee	1,512	1,343
General and administrative expenses	49,710	45,605
Professional fees	15,521	19,473

	66,743	66,421

NET INCOME (LOSS)	$(66,052)	$(36,279)

Net income (loss) allocated to general partner	$(661)	$(363)

Net income (loss) allocated to limited partners	$(65,391)	$(35,916)

Net income (loss) per BAC	$(0.02)	$(0.01)

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

Series 30
	2023	2022
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

Series 31
	2023	2022
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 32
	2023	2022
Income
Interest income	$—	$1,321
Miscellaneous	—	—

	—	1,321

Gain on sale of operating limited partnerships	—	23,823

Expenses
Fund management fee	—	4,091
General and administrative expenses	—	90,598
Professional fees	—	11,719

	—	106,408

NET INCOME (LOSS)	$—	$(81,264)

Net income (loss) allocated to general partner	$—	$(813)

Net income (loss) allocated to limited partners	$—	$(80,451)

Net income (loss) per BAC	$—	$(0.02)

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 33
	2023	2022
Income
Interest income	$—	$1,524
Miscellaneous	—	—

	—	1,524

Gain on sale of operating limited partnerships	—	23,823

Expenses
Fund management fee	—	4,334
General and administrative expenses	—	97,578
Professional fees	—	10,544

	—	112,456

NET INCOME (LOSS)	$—	$(87,109)

Net income (loss) allocated to general partner	$—	$(871)

Net income (loss) allocated to limited partners	$—	$(86,238)

Net income (loss) per BAC	$—	$(0.03)

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 34
	2023	2022
Income
Interest income	$486	$110
Miscellaneous	—	—

	486	110

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	15,492	15,492
General and administrative expenses	38,897	33,923
Professional fees	14,321	16,623

	68,710	66,038

NET INCOME (LOSS)	$(68,224)	$(65,928)

Net income (loss) allocated to general partner	$(682)	$(659)

Net income (loss) allocated to limited partners	$(67,542)	$(65,269)

Net income (loss) per BAC	$(0.02)	$(0.02)

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

Series 35
	2023	2022
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

Series 36
	2023	2022
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

Series 37
	2023	2022
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

Series 38
	2023	2022
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

Series 39
	2023	2022
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

Series 40
	2023	2022
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 41
	2023	2022
Income
Interest income	$—	$388
Miscellaneous	—	47,439

	—	47,827

Gain on sale of operating limited partnerships	—	1,151,653

Expenses
Fund management fee	—	57,068
General and administrative expenses	—	87,125
Professional fees	—	22,996

	—	167,189

NET INCOME (LOSS)	$—	$1,032,291

Net income (loss) allocated to general partner	$—	$10,323

Net income (loss) allocated to limited partners	$—	$1,021,968

Net income (loss) per BAC	$—	$0.36

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 42
	2023	2022
Income
Interest income	$—	$2,013
Miscellaneous	—	6,800

	—	8,813

Gain on sale of operating limited partnerships	—	247,877

Expenses
Fund management fee	—	7,748
General and administrative expenses	—	84,749
Professional fees	—	20,646

	—	113,143

NET INCOME (LOSS)	$—	$143,547

Net income (loss) allocated to general partner	$—	$1,435

Net income (loss) allocated to limited partners	$—	$142,112

Net income (loss) per BAC	$—	$0.05

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

Series 43
	2023	2022
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 44
	2023	2022
Income
Interest income	$437	$1,021
Miscellaneous	81,588	25,468

	82,025	26,489

Gain on sale of operating limited partnerships	1,746,178	815,747

Expenses
Fund management fee	—	35,411
General and administrative expenses	72,685	30,899
Professional fees	298	17,119

	72,983	83,429

NET INCOME (LOSS)	$1,755,220	$758,807

Net income (loss) allocated to general partner	$17,552	$7,588

Net income (loss) allocated to limited partners	$1,737,668	$751,219

Net income (loss) per BAC	$0.65	$0.28

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 45
	2023	2022
Income
Interest income	$1,697	$330
Miscellaneous	58,183	31,486

	59,880	31,816

Gain on sale of operating limited partnerships	1,411,858	691,381

Expenses
Fund management fee	4,846	55,010
General and administrative expenses	81,052	48,468
Professional fees	20,870	23,314

	106,768	126,792

NET INCOME (LOSS)	$1,364,970	$596,405

Net income (loss) allocated to general partner	$13,650	$5,964

Net income (loss) allocated to limited partners	$1,351,320	$590,441

Net income (loss) per BAC	$0.34	$0.15

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 46
	2023	2022
Income
Interest income	$5,802	$506
Miscellaneous	22,804	39,371

	28,606	39,877

Gain on sale of operating limited partnerships	438,241	546,266

Expenses
Fund management fee	36,605	149,061
General and administrative expenses	40,571	38,013
Professional fees	20,785	22,291

	97,961	209,365

NET INCOME (LOSS)	$368,886	$376,778

Net income (loss) allocated to general partner	$3,689	$3,768

Net income (loss) allocated to limited partners	$365,197	$373,010

Net income (loss) per BAC	$0.12	$0.13

(see notes to financial statements)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2023 and 2022

	Limited	General
Total	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$(1,450,880)	$(383,588)	$(1,834,468)

Contributions	—	1,249,375	1,249,375

Distributions	(8,366,058)	—	(8,366,058)

Net income (loss)	2,520,212	25,456	2,545,668

Partners’ capital (deficit), March 31, 2022	(7,296,726)	891,243	(6,405,483)

Distributions	(3,471,447)	—	(3,471,447)

Net income (loss)	3,321,252	33,548	3,354,800

Partners’ capital (deficit), March 31, 2023	$(7,446,921)	$924,791	$(6,522,130)

	Limited	General
Series 20	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$(754,767)	$754,767	$—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	(754,767)	754,767	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$(754,767)	$754,767	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2023 and 2022

	Limited	General
Series 21	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$(898,231)	$898,231	$—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	(898,231)	898,231	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$(898,231)	$898,231	$—

	Limited	General
Series 22	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$(2,448,362)	$2,448,362	$—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	(2,448,362)	2,448,362	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$(2,448,362)	$2,448,362	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2023 and 2022

	Limited	General
Series 23	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$(224,264)	$224,264	$—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	(224,264)	224,264	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$(224,264)	$224,264	$—

	Limited	General
Series 24	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$173,404	(173,404)	—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	173,404	(173,404)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$173,404	$(173,404)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2023 and 2022

	Limited	General
Series 25	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$219,815	$(219,815)	$—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	219,815	(219,815)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$219,815	$(219,815)	$—

	Limited	General
Series 26	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$841,956	$(313,053)	$528,903

Contributions	—	—	—

Distributions	(437,323)	—	(437,323)

Net income (loss)	(90,664)	(916)	(91,580)

Partners’ capital (deficit), March 31, 2022	313,969	(313,969)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$313,969	$(313,969)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2023 and 2022

	Limited	General
Series 27	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$133,264	$(133,264)	$—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	133,264	(133,264)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$133,264	$(133,264)	$—

	Limited	General
Series 28	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$275,140	$(275,140)	$—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	275,140	(275,140)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$275,140	$(275,140)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2023 and 2022

	Limited	General
Series 29	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$(2,593,761)	$(368,267)	$(2,962,028)

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	(35,916)	(363)	(36,279)

Partners’ capital (deficit), March 31, 2022	(2,629,677)	(368,630)	(2,998,307)

Distributions	—	—	—

Net income (loss)	(65,391)	(661)	(66,052)

Partners’ capital (deficit), March 31, 2023	$(2,695,068)	$(369,291)	$(3,064,359)

	Limited	General
Series 30	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$(883,119)	$883,119	$—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	(883,119)	883,119	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$(883,119)	$883,119	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2023 and 2022

	Limited	General
Series 31	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$353,529	$(353,529)	$—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	353,529	(353,529)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$353,529	$(353,529)	$—

	Limited	General
Series 32	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$3,015,649	$(380,008)	$2,635,641

Contributions	—	—	—

Distributions	(2,554,377)	—	(2,554,377)

Net income (loss)	(80,451)	(813)	(81,264)

Partners’ capital (deficit), March 31, 2022	380,821	(380,821)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$380,821	$(380,821)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2023 and 2022

	Limited	General
Series 33	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$3,231,141	$(195,423)	$3,035,718

Contributions	—	—	—

Distributions	(2,948,609)	—	(2,948,609)

Net income (loss)	(86,238)	(871)	(87,109)

Partners’ capital (deficit), March 31, 2022	196,294	(196,294)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$196,294	$(196,294)	$—

	Limited	General
Series 34	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$(2,016,839)	$(323,796)	$(2,340,635)

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	(65,269)	(659)	(65,928)

Partners’ capital (deficit), March 31, 2022	(2,082,108)	(324,455)	(2,406,563)

Distributions	—	—	—

Net income (loss)	(67,542)	(682)	(68,224)

Partners’ capital (deficit), March 31, 2023	$(2,149,650)	$(325,137)	$(2,474,787)

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2023 and 2022

	Limited	General
Series 35	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$223,088	$(223,088)	$—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	223,088	(223,088)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$223,088	$(223,088)	$—

	Limited	General
Series 36	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$148,221	$(148,221)	$—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	148,221	(148,221)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$148,221	$(148,221)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2023 and 2022

	Limited	General
Series 37	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$205,359	$(205,359)	$—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	205,359	(205,359)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$205,359	$(205,359)	$—

	Limited	General
Series 38	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$188,889	$(188,889)	$—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	188,889	(188,889)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$188,889	$(188,889)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2023 and 2022

	Limited	General
Series 39	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$196,043	$(196,043)	$—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	196,043	(196,043)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$196,043	$(196,043)	$—

	Limited	General
Series 40	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$216,900	$(216,900)	$—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	216,900	(216,900)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$216,900	$(216,900)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2023 and 2022

	Limited	General
Series 41	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$(2,009,681)	$(271,985)	$(2,281,666)

Contributions	—	1,249,375	1,249,375

Distributions	—	—	—

Net income (loss)	1,021,968	10,323	1,032,291

Partners’ capital (deficit), March 31, 2022	(987,713)	987,713	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$(987,713)	$987,713	$—

	Limited	General
Series 42	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$2,500,317	$(218,115)	$2,282,202

Contributions	—	—	—

Distributions	(2,425,749)	—	(2,425,749)

Net income (loss)	142,112	1,435	143,547

Partners’ capital (deficit), March 31, 2022	216,680	(216,680)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$216,680	$(216,680)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2023 and 2022

	Limited	General
Series 43	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$306,854	$(306,854)	$—

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2022	306,854	(306,854)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	$306,854	$(306,854)	$—

	Limited	General
Series 44	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$676,442	$(233,014)	$443,428

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	751,219	7,588	758,807

Partners’ capital (deficit), March 31, 2022	1,427,661	(225,426)	1,202,235

Distributions	(2,957,455)	—	(2,957,455)

Net income (loss)	1,737,668	17,552	1,755,220

Partners’ capital (deficit), March 31, 2023	$207,874	$(207,874)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2023 and 2022

	Limited	General
Series 45	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$(1,079,247)	$(368,136)	$(1,447,383)

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	590,441	5,964	596,405

Partners’ capital (deficit), March 31, 2022	(488,806)	(362,172)	(850,978)

Distributions	(513,992)	—	(513,992)

Net income (loss)	1,351,320	13,650	1,364,970

Partners’ capital (deficit), March 31, 2023	$348,522	$(348,522)	$—

	Limited	General
Series 46	partners	partner	Total
Partners’ capital (deficit), March 31, 2021	$(1,448,620)	$(280,028)	$(1,728,648)

Contributions	—	—	—

Distributions	—	—	—

Net income (loss)	373,010	3,768	376,778

Partners’ capital (deficit), March 31, 2022	(1,075,610)	(276,260)	(1,351,870)

Distributions	—	—	—

Net income (loss)	365,197	3,689	368,886

Partners’ capital (deficit), March 31, 2023	$(710,413)	$(272,571)	$(982,984)

(see notes to financial statements)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

Years ended March 31, 2023 and 2022

	Total
	2023	2022
Cash flows from operating activities
Net income (loss)	$3,354,800	$2,545,668
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	(3,596,277)	(3,551,414)
Changes in assets and liabilities
Other assets	377	4,541
Accounts payable, accrued expenses and other liabilities	1	(27)
Accounts payable - affiliates	(1,746,384)	(2,632,811)

Net cash used in operating activities	(1,987,483)	(3,634,043)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	3,596,277	3,551,414

Net cash provided by investing activities	3,596,277	3,551,414

Cash flows from financing activities
Distributions	(3,471,447)	(8,366,058)

Net cash used in financing activities	(3,471,447)	(8,366,058)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,862,653)	(8,448,687)

Cash and cash equivalents, beginning	2,370,898	10,819,585

Cash and cash equivalents, ending	$508,245	$2,370,898

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$1,249,375

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

Series 20
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

Series 21
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

Series 22
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

Series 23
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

Series 24
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

Series 25
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 26
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$(91,580)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	(20,845)
Changes in assets and liabilities
Other assets	—	75
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	(2,199)

Net cash used in operating activities	—	(114,549)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	20,845

Net cash provided by investing activities	—	20,845

Cash flows from financing activities
Distributions	—	(437,323)

Net cash used in financing activities	—	(437,323)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	(531,027)

Cash and cash equivalents, beginning	—	531,027

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

Series 27
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

Series 28
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 29
	2023	2022
Cash flows from operating activities
Net income (loss)	$(66,052)	$(36,279)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	(29,999)
Changes in assets and liabilities
Other assets	(82)	(352)
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	4,512	(18,837)

Net cash used in operating activities	(61,622)	(85,467)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	29,999

Net cash provided by investing activities	—	29,999

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(61,622)	(55,468)

Cash and cash equivalents, beginning	108,768	164,236

Cash and cash equivalents, ending	$47,146	$108,768

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

Series 30
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

Series 31
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 32
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$(81,264)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	(23,823)
Changes in assets and liabilities
Other assets	—	74
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	(4,847)

Net cash used in operating activities	—	(109,860)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	23,823

Net cash provided by investing activities	—	23,823

Cash flows from financing activities
Distributions	—	(2,554,377)

Net cash used in financing activities	—	(2,554,377)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	(2,640,414)

Cash and cash equivalents, beginning	—	2,640,414

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 33
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$(87,109)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	(23,823)
Changes in assets and liabilities
Other assets	—	74
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	(4,992)

Net cash used in operating activities	—	(115,850)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	23,823

Net cash provided by investing activities	—	23,823

Cash flows from financing activities
Distributions	—	(2,948,609)

Net cash used in financing activities	—	(2,948,609)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	(3,040,636)

Cash and cash equivalents, beginning	—	3,040,636

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 34
	2023	2022
Cash flows from operating activities
Net income (loss)	$(68,224)	$(65,928)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	(82)	74
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	18,492	18,492

Net cash used in operating activities	(49,814)	(47,362)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(49,814)	(47,362)

Cash and cash equivalents, beginning	81,705	129,067

Cash and cash equivalents, ending	$31,891	$81,705

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

Series 35
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

Series 36
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

Series 37
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

Series 38
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

Series 39
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

Series 40
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 41
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$1,032,291
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	(1,151,653)
Changes in assets and liabilities
Other assets	—	437
Accounts payable, accrued expenses and other liabilities	—	(1)
Accounts payable - affiliates	—	(1,441,470)

Net cash used in operating activities	—	(1,560,396)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	1,151,653

Net cash provided by investing activities	—	1,151,653

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	(408,743)

Cash and cash equivalents, beginning	—	408,743

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$1,249,375

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 42
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$143,547
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	(247,877)
Changes in assets and liabilities
Other assets	—	82
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	(36,736)

Net cash used in operating activities	—	(140,984)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	247,877

Net cash provided by investing activities	—	247,877

Cash flows from financing activities
Distributions	—	(2,425,749)

Net cash used in financing activities	—	(2,425,749)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	(2,318,856)

Cash and cash equivalents, beginning	—	2,318,856

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

Series 43
	2023	2022
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 44
	2023	2022
Cash flows from operating activities
Net income (loss)	$1,755,220	$758,807
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	(1,746,178)	(815,747)
Changes in assets and liabilities
Other assets	—	205
Accounts payable, accrued expenses and other liabilities	—	(26)
Accounts payable - affiliates	(28,269)	(371,220)

Net cash used in operating activities	(19,227)	(427,981)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,746,178	815,747

Net cash provided by investing activities	1,746,178	815,747

Cash flows from financing activities
Distributions	(2,957,455)	—

Net cash used in financing activities	(2,957,455)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,230,504)	387,766

Cash and cash equivalents, beginning	1,230,504	842,738

Cash and cash equivalents, ending	$—	$1,230,504

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 45
	2023	2022
Cash flows from operating activities
Net income (loss)	$1,364,970	$596,405
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	(1,411,858)	(691,381)
Changes in assets and liabilities
Other assets	—	2,627
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	(1,138,508)	(606,165)

Net cash used in operating activities	(1,185,396)	(698,514)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,411,858	691,381

Net cash provided by investing activities	1,411,858	691,381

Cash flows from financing activities
Distributions	(513,992)	—

Net cash used in financing activities	(513,992)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(287,530)	(7,133)

Cash and cash equivalents, beginning	287,530	294,663

Cash and cash equivalents, ending	$—	$287,530

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2023 and 2022

	Series 46
	2023	2022
Cash flows from operating activities
Net income (loss)	$368,886	$376,778
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	(438,241)	(546,266)
Changes in assets and liabilities
Other assets	541	1,245
Accounts payable, accrued expenses and other liabilities	1	—
Accounts payable - affiliates	(602,611)	(164,837)

Net cash used in operating activities	(671,424)	(333,080)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	438,241	546,266

Net cash provided by investing activities	438,241	546,266

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(233,183)	213,186

Cash and cash equivalents, beginning	662,391	449,205

Cash and cash equivalents, ending	$429,208	$662,391

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(see notes to financial statements)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2023 and 2022

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BF Garden Tax Credit Fund IV L.P. (formerly known as Boston Capital Tax Credit Fund IV L.P.) (the “Fund”) was organized under the laws of the State of Delaware as of October 5, 1993, for the purpose of acquiring, holding, and disposing of limited partnership interests in operating partnerships which will acquire, develop, rehabilitate, operate and own newly constructed, existing or rehabilitated low-income apartment complexes (“Operating Partnerships”). Effective as of December 15, 2020, Corporate Investment Holdings, Inc., a Massachusetts corporation owned by BF Garden Companion Limited Partnership, a Massachusetts limited partnership formerly known as Boston Capital Companion Limited Partnership (“Companion”), replaced BCA Associates Limited Partnership as the general partner of the Fund’s general partner, BF Garden Associates IV L.P., a Delaware limited partnership formerly known as Boston Capital Associates IV L.P. Additionally, Companion replaced Capital Investment Holdings IV Limited Partnership as the sole limited partner of the Fund’s general partner. Also effective as of December 15, 2020, BFBC Holdings GP, LLC, a Delaware limited liability company and an affiliate of Boston Financial Investment Management, LP, a Delaware limited partnership (“BFIM”), replaced Boston Capital Partners II Corporation as the general partner of Companion; and BFIM replaced Boston Capital Companion Holdings Limited Partnership as the sole limited partner of Companion. The assignor limited partner of the Fund continues to be BCTC IV Assignor Corp., a Delaware corporation which is now wholly owned by Companion.

The assignor limited partner was formed for the purpose of serving in that capacity for the Fund and does not engage in any other business. Units of beneficial interest in the limited partnership interest of the assignor limited partner have been assigned by the assignor limited partner by means of beneficial assignee certificates (“BACs”) to investors and investors are entitled to all the rights and economic benefits of a limited partner of the Fund, including rights to a percentage of the income, gains, losses, deductions, credits and distributions of the Fund.

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2023 and 2022 are as follows:

	Issued		Outstanding
	2023	2022	2023	2022
Series 20	3,866,700	3,866,700	3,828,200	3,828,200
Series 21	1,892,700	1,892,700	1,879,500	1,879,500
Series 22	2,564,400	2,564,400	2,550,145	2,550,145
Series 23	3,336,727	3,336,727	3,303,327	3,303,327
Series 24	2,169,878	2,169,878	2,150,053	2,150,053
Series 25	3,026,109	3,026,109	3,016,809	3,016,809
Series 26	3,995,900	3,995,900	3,926,374	3,926,374
Series 27	2,460,700	2,460,700	2,431,350	2,431,350
Series 28	4,000,738	4,000,738	3,979,139	3,979,139
Series 29	3,991,800	3,991,800	3,911,725	3,911,725
Series 30	2,651,000	2,651,000	2,621,200	2,621,200
Series 31	4,417,857	4,417,857	4,375,757	4,375,757
Series 32	4,754,198	4,754,198	4,706,298	4,706,298
Series 33	2,636,533	2,636,533	2,605,833	2,605,833
Series 34	3,529,319	3,529,319	3,474,319	3,474,319
Series 35	3,300,463	3,300,463	3,277,913	3,277,913
Series 36	2,106,838	2,106,838	2,083,704	2,083,704
Series 37	2,512,500	2,512,500	2,489,100	2,489,100
Series 38	2,543,100	2,543,100	2,536,200	2,536,200
Series 39	2,292,151	2,292,151	2,288,351	2,288,351
Series 40	2,630,256	2,630,256	2,611,356	2,611,356
Series 41	2,891,626	2,891,626	2,865,176	2,865,176
Series 42	2,744,262	2,744,262	2,706,362	2,706,362
Series 43	3,637,987	3,637,987	3,617,987	3,617,987
Series 44	2,701,973	2,701,973	2,682,873	2,682,873
Series 45	4,014,367	4,014,367	3,989,967	3,989,967
Series 46	2,980,998	2,980,998	2,965,635	2,965,635
	83,651,080	83,651,080	82,874,653	82,874,653

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure. Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2019 remain open.

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

March 31, 2023 and 2022

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2023 and 2022 are as follows:

	2023	2022
Series 20	3,828,200	3,828,200
Series 21	1,879,500	1,879,500
Series 22	2,550,145	2,550,145
Series 23	3,303,327	3,303,327
Series 24	2,150,053	2,150,053
Series 25	3,016,809	3,016,809
Series 26	3,926,374	3,926,374
Series 27	2,431,350	2,431,350
Series 28	3,979,139	3,979,139
Series 29	3,911,725	3,911,725
Series 30	2,621,200	2,621,200
Series 31	4,375,757	4,375,757
Series 32	4,706,298	4,706,298
Series 33	2,605,833	2,605,833
Series 34	3,474,319	3,474,319
Series 35	3,277,913	3,277,913
Series 36	2,083,704	2,083,704
Series 37	2,489,100	2,489,100
Series 38	2,536,200	2,536,200
Series 39	2,288,351	2,288,351
Series 40	2,611,356	2,611,356
Series 41	2,865,176	2,865,176
Series 42	2,706,362	2,706,362
Series 43	3,617,987	3,617,987
Series 44	2,682,873	2,682,873
Series 45	3,989,967	3,989,967
Series 46	2,965,635	2,965,635
	82,874,653	82,874,653

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2023 and 2022, the Fund entered into several transactions with affiliates of the general partner and BF Garden Companion Limited Partnership as follows:

The Fund incurred an annual fund management fee to BF Garden Companion Limited Partnership in an amount equal to .5 percent of the aggregate cost of the apartment complexes owned by the operating limited partnerships, less the amount of certain asset management and reporting fees paid by the operating limited partnerships. The fund management fees earned and the reporting fees paid by the operating limited partners for the years ended March 2023 and 2022 are as follows:

2023
Fund Management Fee
net of Asset
	Gross Fund	Asset Management	Management
	Management Fee	and Reporting Fee	and Reporting Fee
Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	—	—	—
Series 27	—	—	—
Series 28	—	—	—
Series 29	4,512	3,000	1,512
Series 30	—	—	—
Series 31	—	—	—
Series 32	—	—	—
Series 33	—	—	—
Series 34	18,492	3,000	15,492
Series 35	—	—	—
Series 36	—	—	—
Series 37	—	—	—
Series 38	—	—	—
Series 39	—	—	—
Series 40	—	—	—
Series 41	—	—	—
Series 42	—	—	—
Series 43	—	—	—
Series 44	2,645	2,645	—
Series 45	13,575	8,729	4,846
Series 46	73,704	37,099	36,605
	$112,928	$54,473	$58,455

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

		2022
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

All fund management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership’s interests in operating limited partnerships. As of March 31, 2023 and 2022, total fund management fees accrued were $7,035,500 and $8,781,884, respectively.

An affiliate of the general partner has forgiven asset management fees payable as a result of the sales of all operating limited partnerships in one of the series. Total forgiveness of debt for the years ended March 31, 2023 and 2022 was $0 and $1,249,375, respectively. Because the transaction involved an affiliate of the general partner, the transaction is accounted for as an equity transaction instead of income to the Fund.

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fund management fees paid for the years ended March 31, 2023 and 2022, are as follows:

	2023	2022
Series 20	$—	$—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	—	5,864
Series 27	—	—
Series 28	—	—
Series 29	—	27,499
Series 30	—	—
Series 31	—	—
Series 32	—	8,938
Series 33	—	9,326
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	1,507,201
Series 42	—	50,236
Series 43	—	—
Series 44	30,914	411,888
Series 45	1,152,083	683,677
Series 46	676,315	331,796
	$1,859,312	$3,036,425

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2023 and 2022, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes. The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2023 and 2022 by series are as follows:

	2023	2022
Series 20	—	—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	—	—
Series 27	—	—
Series 28	—	—
Series 29	1	1
Series 30	—	—
Series 31	—	—
Series 32	—	—
Series 33	—	—
Series 34	1	1
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	—
Series 42	—	—
Series 43	—	—
Series 44	—	1
Series 45	—	4
Series 46	3	7
	5	14

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2023 the Fund disposed of nine Operating Partnerships. Gain on disposition is included in share of income (losses) from operating limited partnerships. A summary of the dispositions by Series for March 31, 2023 is as follows.

	Operating
	Partnership	Sale of Underlying	Partnership
	Interest	Operating	Proceeds from	Gain on
	Transferred	Partnership	Disposition	Disposition
Series 44	—	1	1,746,178	1,746,178
Series 45	2	2	1,411,858	1,411,858
Series 46	4	—	438,241	438,241
Total	6	3	$3,596,277	$3,596,277

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

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the Fund’s investment in each operating limited partnership, the Fund is required to make capital contributions to the operating limited partnerships. These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations. At March 31, 2023 and 2022, contributions are payable to operating limited partnerships as follows:

	2023	2022
Series 20	$—	$—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	—	—
Series 27	—	—
Series 28	—	—
Series 29	785	785
Series 30	—	—
Series 31	—	—
Series 32	—	—
Series 33	—	—
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	—
Series 42	—	—
Series 43	—	—
Series 44	—	—
Series 45	—	—
Series 46	—	—
	$785	$785

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2023 are summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$8,711,059	$—	$—

Acquisition costs of operating limited partnerships	389,379	—	—

Cumulative distributions from operating limited partnerships	(11,583)	—	—

Cumulative impairment loss in investments in operating limited partnerships	(4,986,236)	—	—

Cumulative losses from operating limited partnerships	(4,102,619)	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2023 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2022 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2023 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(288,550)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	32,927	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,957,346)	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	4,986,236	—	—

Other	(89,815)	—	—

Equity per operating limited partnerships’ combined financial statements	$2,683,452	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2023 are summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2023 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2022 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2023 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2023 are summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2023 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2022 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2023 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2023 are summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$698,299	$—

Acquisition costs of operating limited partnerships	—	100,829	—

Cumulative distributions from operating limited partnerships	—	(3,000)	—

Cumulative impairment loss in investments in operating limited partnerships	—	(286,415)	—

Cumulative losses from operating limited partnerships	—	(509,713)	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2023 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2022 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2023 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	32,927	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(625,357)	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	286,415	—

Other	—	(910)	—

Equity per operating limited partnerships’ combined financial statements	$—	$(306,925)	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2023 are summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2023 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2022 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2023 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2023 are summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$2,097,333	$—	$—

Acquisition costs of operating limited partnerships	288,550	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	(833,360)	—	—

Cumulative losses from operating limited partnerships	(1,552,523)	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2023 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2022 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2023 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(288,550)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(493,394)	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	833,360	—	—

Other	2	—	—

Equity per operating limited partnerships’ combined financial statements	$51,418	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2023 are summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2023 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2022 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2023 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2023 are summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2023 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2022 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2023 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2023 are summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2023 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2022 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2023 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2023 are summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$5,915,427

Acquisition costs of operating limited partnerships	—

Cumulative distributions from operating limited partnerships	(8,583)

Cumulative impairment loss in investments in operating limited partnerships	(3,866,461)

Cumulative losses from operating limited partnerships	(2,040,383)

Investments in operating limited partnerships per balance sheet	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2023 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2022 (see note A).	—

The Fund has recorded acquisition costs at March 31, 2023 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(838,595)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—

Cumulative impairment loss in investments in operating limited partnerships	3,866,461

Other	(88,907)

Equity per operating limited partnerships’ combined financial statements	$2,938,959

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2022 are summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$21,329,022	$—	$—

Acquisition costs of operating limited partnerships	389,379	—	—

Cumulative distributions from operating limited partnerships	(198,708)	—	—

Cumulative impairment loss in investments in operating limited partnerships	(13,575,448)	—	—

Cumulative losses from operating limited partnerships	(7,944,245)	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2022 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2021 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2022 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(288,550)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	32,927	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,978,858)	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	11,481	—	—

Cumulative impairment loss in investments in operating limited partnerships	13,575,448	—	—

Other	(366,053)	—	—

Equity per operating limited partnerships’ combined financial statements	$7,986,395	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2022 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$6,700,678	$—	$—
Land	618,893	—	—
Other assets	1,427,057	—	—

	$8,746,628	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$5,132,015	$—	$—
Accounts payable and accrued expenses	323,275	—	—
Other liabilities	920,087	—	—

	6,375,377	—	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	2,683,452	—	—
Other partners	(312,201)	—	—

	2,371,251	—	—

	$8,746,628	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2022 are as follows:

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

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2022 are as follows:

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

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2022 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 28	Series 29	Series 30
ASSETS

Buildings and improvements, net of accumulated depreciation	$—	$462,481	$—
Land	—	—	—
Other assets	—	153,850	—

	$—	$616,331	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$—	$680,065	$—
Accounts payable and accrued expenses	—	57,022	—
Other liabilities	—	422,843	—

	—	1,159,930	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	—	(306,925)	—
Other partners	—	(236,674)	—

	—	(543,599)	—

	$—	$616,331	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2022 are as follows:

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

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2022 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,487,388	$—	$—
Land	142,576	—	—
Other assets	281,647	—	—

	$1,911,611	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$1,595,568	$—	$—
Accounts payable and accrued expenses	62,595	—	—
Other liabilities	202,235	—	—

	1,860,398	—	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	51,418	—	—
Other partners	(205)	—	—

	51,213	—	—

	$1,911,611	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2022 are as follows:

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

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2022 are as follows:

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

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2022 are as follows:

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

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2022 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$4,750,809
Land	476,317
Other assets	991,560

$6,218,686

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$2,856,382
Accounts payable and accrued expenses	203,658
Other liabilities	295,009

3,355,049
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	2,938,959
Other partners	(75,322)

2,863,637

$6,218,686

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

15,060,104

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$7,371,293
Accounts payable and accrued expenses	381,769
Other liabilities	853,484

8,606,546
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	5,641,543
Other partners	812,015

6,453,558

$15,060,104

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2022 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2022 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$2,125,074	$—	$—
Interest and other	35,440	—	—

	2,160,514	—	—
Expenses
Interest	200,423	—	—
Depreciation and amortization	427,098	—	—
Taxes and insurance	290,078	—	—
Repairs and maintenance	505,005	—	—
Operating expenses	872,426	—	—
Other expenses	5,719	—	—

	2,300,749	—	—

NET INCOME (LOSS)	$(140,235)	$—	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$(167,240)	$—	$—

Net income (loss) allocated to other partners	$27,005	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2022 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2022 are as follows:

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

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2022 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2022 are as follows:

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

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2022 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 202 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 28	Series 29	Series 30
Revenue
Rent	$—	$403,321	$—
Interest and other	—	—	—

	—	403,321	—
Expenses
Interest	—	26,119	—
Depreciation and amortization	—	54,308	—
Taxes and insurance	—	45,201	—
Repairs and maintenance	—	68,242	—
Operating expenses	—	260,066	—
Other expenses	—	—	—

	—	453,936	—

NET INCOME (LOSS)	$—	$(50,615)	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$—	$(50,109)	$—

Net income (loss) allocated to other partners	$—	$(506)	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2022 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2022 are as follows:

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

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2022 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2022 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$626,759	$—	$—
Interest and other	23,948	—	—

	650,707	—	—
Expenses
Interest	83,862	—	—
Depreciation and amortization	88,429	—	—
Taxes and insurance	101,842	—	—
Repairs and maintenance	197,528	—	—
Operating expenses	151,523	—	—
Other expenses	—	—	—

	623,184	—	—

NET INCOME (LOSS)	$27,523	$—	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$—	$—	$—

Net income (loss) allocated to other partners	$27,523	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2022 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2022 are as follows:

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

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2022 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2022 are as follows:

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

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2022 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2022 are as follows:

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

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2022 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2022 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$1,094,994
Interest and other	11,492

1,106,486
Expenses
Interest	90,442
Depreciation and amortization	284,361
Taxes and insurance	143,035
Repairs and maintenance	239,235
Operating expenses	460,837
Other expenses	5,719

1,223,629

NET INCOME (LOSS)	$(117,143)

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$(117,131)

Net income (loss) allocated to other partners	$(12)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2021 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2021 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$2,441,289
Interest and other	102,501

2,543,790
Expenses
Interest	372,564
Depreciation and amortization	621,121
Taxes and insurance	363,872
Repairs and maintenance	473,648
Operating expenses	914,132
Other expenses	13,424

2,758,761

NET INCOME (LOSS)	$(214,971)

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$(317,241)

Net income (loss) allocated to other partners	$102,270

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$3,354,800	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(1,746,384)	—	—

Other	53,684	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(167,240)	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(4,325)	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(6,186,233)	—	—

Income (loss) for tax return purposes, December 31, 2022	$(4,695,698)	$—	$—

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	—	—

Income (loss) for tax return purposes, December 31, 2022	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	—	—

Income (loss) for tax return purposes, December 31, 2022	$—	$—	$—

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$—	$(66,052)	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	4,512	—

Other	—	(149,010)	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	(50,109)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	(4,322)	—

Income (loss) for tax return purposes, December 31, 2022	$—	$(264,981)	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	—	—

Income (loss) for tax return purposes, December 31, 2022	$—	$—	$—

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(68,224)	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	18,492	—	—

Other	45,919	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(23,819)	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(50,237)	—	—

Income (loss) for tax return purposes, December 31, 2022	$(77,869)	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	—	—

Income (loss) for tax return purposes, December 31, 2022	$—	$—	$—

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	1,406,552	(576,506)

Income (loss) for tax return purposes, December 31, 2022	$—	$1,406,552	$(576,506)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$—	$1,755,220	$1,364,970

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	(28,269)	(1,138,508)

Other	—	—	—

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	(2,853,228)	(2,475,695)

Income (loss) for tax return purposes, December 31, 2022	$—	$(1,126,277)	$(2,249,233)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$368,886

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(602,611)

Other	156,775

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(117,131)

Excess of tax depreciation over book depreciation on operating limited partnership assets	19,494

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,632,797)

Income (loss) for tax return purposes, December 31, 2022	$(1,807,384)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2023 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2022	$794,573	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,957,346	—	—

Impairment loss in investment in operating limited partnerships	(4,986,236)	—	—

Less share of loss - three months ended March 31, 2023	(32,927)	—	—

Other	2,267,244	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2023 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2022	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2023	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2023 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2022	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2023	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2023 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2022	$—	$(750,492)	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	625,357	—

Impairment loss in investment in operating limited partnerships	—	(286,415)	—

Less share of loss - three months ended March 31, 2023	—	(32,927)	—

Other	—	444,477	—

Investments in operating limited partnerships - as reported	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2023 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2022	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2023	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2023 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2022	$(179,187)	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	493,394	—	—

Impairment loss in investment in operating limited partnerships	(833,360)	—	—

Less share of loss - three months ended March 31, 2023	—	—	—

Other	519,153	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2023 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2022	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2023	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2023 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2022	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2023	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2023 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2022	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2023	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2023 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2022	$1,724,252

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	838,595

Impairment loss in investment in operating limited partnerships	(3,866,461)

Less share of loss - three months ended March 31, 2023	—

Other	1,303,614

Investments in operating limited partnerships - as reported	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

March 31, 2023 and 2022

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

NOTE E - CASH EQUIVALENTS

Cash equivalents of $491,976 and $2,359,633 as of March 31, 2023 and 2022, respectively, include money market accounts with interest rates ranging from 0.05% to 2.25% per annum.

NOTE F - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Fund has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2023.

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2023 and 2022

NOTE G – SUBSEQUENT EVENTS

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