Form 10-K, Exhibit 13
period 2024-03-31
BF Garden Tax Credit Fund IV L.P.
filed 2024-06-21
CIK 913778

Exhibit 13

BF GARDEN TAX CREDIT FUND IV L.P.

SERIES 20 THROUGH 46

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

MARCH 31, 2024 and 2023

BF Garden Tax Credit Fund IV L.P. -

Series 20 through Series 46

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Report of Independent Registered Public Accounting Firm

To the General Partner

BF Garden Tax Credit Fund IV L.P.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of BF Garden Tax Credit Fund IV L.P. – Series 20 through 46 (collectively, the “Partnership”), in total and for each series, as of March 31, 2024 and 2023, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Partnership, in total and for each series, as of March 31, 2024 and 2023, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

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

/s/ CohnReznick LLP

COHNREZNICK LLP

Bethesda, Maryland
June 21, 2024

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS

March 31, 2024 and 2023

	Total
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	69,012	508,245
Other assets	3,000	5,911

	$72,012	$514,156

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$1	$1
Accounts payable - affiliates	3,129,031	7,035,500
Capital contributions payable	—	785

	3,129,032	7,036,286
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 83,651,080 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 83,651,080 issued and 82,874,653 outstanding for both years.	(6,696,272)	(7,446,921)
General partner	3,639,252	924,791

	(3,057,020)	(6,522,130)

	$72,012	$514,156

(Continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 20
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,866,700 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,866,700 issued and 3,828,200 outstanding for both years.	(754,767)	(754,767)
General partner	754,767	754,767

	—	—

	$—	$—

(Continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 21
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 1,892,700 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,892,700 issued and 1,879,500 outstanding for both years.	(898,231)	(898,231)
General partner	898,231	898,231

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 22
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,564,400 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,564,400 issued and 2,550,145 outstanding for both years.	(2,448,362)	(2,448,362)
General partner	2,448,362	2,448,362

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 23
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,336,727 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,336,727 issued and 3,303,327 outstanding for both years.	(224,264)	(224,264)
General partner	224,264	224,264

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 24
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,169,878 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,169,878 issued and 2,150,053 outstanding for both years.	173,404	173,404
General partner	(173,404)	(173,404)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 25
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,026,109 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,026,109 issued and 3,016,809 outstanding for both years.	219,815	219,815
General partner	(219,815)	(219,815)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 26
	2023	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,995,900 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,995,900 issued and 3,926,374 outstanding for both years.	313,969	313,969
General partner	(313,969)	(313,969)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 27
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,460,700 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,460,700 issued and 2,431,350 outstanding for both years.	133,264	133,264
General partner	(133,264)	(133,264)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 28
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,000,738 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,000,738 issued and 3,979,139 outstanding for both years.	275,140	275,140
General partner	(275,140)	(275,140)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

	Series 29
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	47,146
Other assets	—	2,582

	$—	$49,728

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	3,113,302
Capital contributions payable	—	785

	—	3,114,087
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,991,800 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,991,800 issued and 3,911,725 outstanding for both years.	(2,341,163)	(2,695,068)
General partner	2,341,163	(369,291)

	—	(3,064,359)

	$—	$49,728

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 30
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,651,000 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,651,000 issued and 2,621,200 outstanding for both years.	(883,119)	(883,119)
General partner	883,119	883,119

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 31
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,417,857 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,417,857 issued and 4,375,757 outstanding for both years.	353,529	353,529
General partner	(353,529)	(353,529)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 32
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,754,198 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,754,198 issued and 4,706,298 outstanding for both years.	380,821	380,821
General partner	(380,821)	(380,821)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 33
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,636,533 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,636,533 issued and 2,605,833 outstanding for both years.	196,294	196,294
General partner	(196,294)	(196,294)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

	Series 34
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	5,372	31,891
Other assets	—	82

	$5,372	$31,973

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	2,589,252	2,506,760
Capital contributions payable	—	—

	2,589,252	2,506,760
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,529,319 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,529,319 issued and 3,474,319 outstanding for both years.	(2,257,652)	(2,149,650)
General partner	(326,228)	(325,137)

	(2,583,880)	(2,474,787)

	$5,372	$31,973

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 35
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,300,463 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,300,463 issued and 3,277,913 outstanding for both years.	223,088	223,088
General partner	(223,088)	(223,088)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 36
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,106,838 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,106,838 issued and 2,083,704 outstanding for both years.	148,221	148,221
General partner	(148,221)	(148,221)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 37
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,512,500 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,512,500 issued and 2,489,100 outstanding for both years.	205,359	205,359
General partner	(205,359)	(205,359)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 38
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,543,100 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,543,100 issued and 2,536,200 outstanding for both years.	188,889	188,889
General partner	(188,889)	(188,889)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 39
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,292,151 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,292,151 issued and 2,288,351 outstanding for both years.	196,043	196,043
General partner	(196,043)	(196,043)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 40
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,630,256 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,630,256 issued and 2,611,356 outstanding for both years.	216,900	216,900
General partner	(216,900)	(216,900)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 41
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,891,626 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,891,626 issued and 2,865,176 outstanding for both years.	(987,713)	(987,713)
General partner	987,713	987,713

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 42
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,744,262 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,744,262 issued and 2,706,362 outstanding for both years.	216,680	216,680
General partner	(216,680)	(216,680)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 43
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 3,637,987 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,637,987 issued and 3,617,987 outstanding for both years.	306,854	306,854
General partner	(306,854)	(306,854)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 44
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	-
Other assets	—	—

	$—	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,701,973 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,701,973 issued and 2,682,873 outstanding for both years.	207,874	207,874
General partner	(207,874)	(207,874)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

Series 45
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	—	—
Other assets	—	—

	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$—	$—
Accounts payable - affiliates	—	—
Capital contributions payable	—	—

	—	—
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 4,014,367 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,014,367 issued and 3,989,967 outstanding for both years.	348,522	348,522
General partner	(348,522)	(348,522)

	—	—

	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

BALANCE SHEETS - CONTINUED

March 31, 2024 and 2023

	Series 46
	2024	2023
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	63,640	429,208
Other assets	3,000	3,247

	$66,640	$432,455

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable, accrued expenses and other liabilities	$1	$1
Accounts payable - affiliates	539,779	1,415,438
Capital contributions payable	—	—

	539,780	1,415,439
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 101,500,000 authorized beneficial assignee certificates (BACs), $10 stated value per BAC, 2,980,998 issued to the assignees at March 31, 2024 and 2023	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,980,998 issued and 2,965,635 outstanding for both years.	(205,667)	(710,413)
General partner	(267,473)	(272,571)

	(473,140)	(982,984)

	$66,640	$432,455

(see notes to financial statements)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS

Years ended March 31, 2024 and 2023

	Total
	2024	2023
Income
Interest income	$11,789	$9,113
Miscellaneous	33,106	162,575

	44,895	171,688

Gain on sale of operating limited partnerships	1,022,868	3,596,277

Expenses
Fund management fee	25,141	58,455
General and administrative expenses	213,182	282,915
Professional fees	71,209	71,795

	309,532	413,165

NET INCOME (LOSS)	$758,231	$3,354,800

Net income (loss) allocated to general partner	$7,582	$33,548

Net income (loss) allocated to limited partners	$750,649	$3,321,252

Net income (loss) per BAC	$0.01	$0.04

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 20
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 21
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 22
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 23
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 24
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 25
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 26
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 27
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 28
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

	Series 29
	2024	2023
Income
Interest income	$459	$691
Miscellaneous	16,876	—

	17,335	691

Gain on sale of operating limited partnerships	430,628	—

Expenses
Fund management fee	—	1,512
General and administrative expenses	90,173	49,710
Professional fees	310	15,521

	90,483	66,743

NET INCOME (LOSS)	$357,480	$(66,052)

Net income (loss) allocated to general partner	$3,575	$(661)

Net income (loss) allocated to limited partners	$353,905	$(65,391)

Net income (loss) per BAC	$0.09	$(0.02)

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 30
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 31
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 32
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 33
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

	Series 34
	2024	2023
Income
Interest income	$233	$486
Miscellaneous	—	—

	233	486

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	15,492	15,492
General and administrative expenses	62,536	38,897
Professional fees	31,298	14,321

	109,326	68,710

NET INCOME (LOSS)	$(109,093)	$(68,224)

Net income (loss) allocated to general partner	$(1,091)	$(682)

Net income (loss) allocated to limited partners	$(108,002)	$(67,542)

Net income (loss) per BAC	$(0.03)	$(0.02)

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 35
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 36
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 37
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 38
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 39
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 40
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 41
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 42
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

Series 43
	2024	2023
Income
Interest income	$—	$—
Miscellaneous	—	—

	—	—

Gain on sale of operating limited partnerships	—	—

Expenses
Fund management fee	—	—
General and administrative expenses	—	—
Professional fees	—	—

	—	—

NET INCOME (LOSS)	$—	$—

Net income (loss) allocated to general partner	$—	$—

Net income (loss) allocated to limited partners	$—	$—

Net income (loss) per BAC	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

	Series 44
	2024	2023
Income
Interest income	$—	$437
Miscellaneous	—	81,588

	—	82,025

Gain on sale of operating limited partnerships	—	1,746,178

Expenses
Fund management fee	—	—
General and administrative expenses	—	72,685
Professional fees	—	298

	—	72,983

NET INCOME (LOSS)	$—	$1,755,220

Net income (loss) allocated to general partner	$—	$17,552

Net income (loss) allocated to limited partners	$—	$1,737,668

Net income (loss) per BAC	$—	$0.65

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

	Series 45
	2024	2023
Income
Interest income	$—	$1,697
Miscellaneous	—	58,183

	—	59,880

Gain on sale of operating limited partnerships	—	1,411,858

Expenses
Fund management fee	—	4,846
General and administrative expenses	—	81,052
Professional fees	—	20,870

	—	106,768

NET INCOME (LOSS)	$—	$1,364,970

Net income (loss) allocated to general partner	$—	$13,650

Net income (loss) allocated to limited partners	$—	$1,351,320

Net income (loss) per BAC	$—	$0.34

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2024 and 2023

	Series 46
	2024	2023
Income
Interest income	$11,097	$5,802
Miscellaneous	16,230	22,804

	27,327	28,606

Gain on sale of operating limited partnerships	592,240	438,241

Expenses
Fund management fee	9,649	36,605
General and administrative expenses	60,473	40,571
Professional fees	39,601	20,785

	109,723	97,961

NET INCOME (LOSS)	$509,844	$368,886

Net income (loss) allocated to general partner	$5,098	$3,689

Net income (loss) allocated to limited partners	$504,746	$365,197

Net income (loss) per BAC	$0.17	$0.12

(see notes to financial statements)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2024 and 2023

	Limited	General
Total	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$(7,296,726)	891,243	(6,405,483)

Distributions	(3,471,447)	—	(3,471,447)

Net income (loss)	3,321,252	33,548	3,354,800

Partners’ capital (deficit), March 31, 2023	(7,446,921)	924,791	(6,522,130)

Contributions	—	2,706,879	2,706,879

Net income (loss)	750,649	7,582	758,231

Partners’ capital (deficit), March 31, 2024	$(6,696,272)	$3,639,252	$(3,057,020)

	Limited	General
Series 20	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$(754,767)	$754,767	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	(754,767)	754,767	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$(754,767)	$754,767	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2024 and 2023

	Limited	General
Series 21	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$(898,231)	$898,231	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	(898,231)	898,231	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$(898,231)	$898,231	$—

	Limited	General
Series 22	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$(2,448,362)	$2,448,362	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	(2,448,362)	2,448,362	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$(2,448,362)	$2,448,362	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2024 and 2023

	Limited	General
Series 23	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$(224,264)	$224,264	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	(224,264)	224,264	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$(224,264)	$224,264	$—

	Limited	General
Series 24	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$173,404	(173,404)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	173,404	(173,404)	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$173,404	$(173,404)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2024 and 2023

	Limited	General
Series 25	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$219,815	$(219,815)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	219,815	(219,815)	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$219,815	$(219,815)	$—

	Limited	General
Series 26	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$313,969	$(313,969)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	313,969	(313,969)	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$313,969	$(313,969)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2024 and 2023

	Limited	General
Series 27	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$133,264	$(133,264)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	133,264	(133,264)	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$133,264	$(133,264)	$—

	Limited	General
Series 28	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$275,140	$(275,140)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	275,140	(275,140)	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$275,140	$(275,140)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2024 and 2023

	Limited	General
Series 29	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$(2,629,677)	(368,630)	(2,998,307)

Distributions	—	—	—

Net income (loss)	(65,391)	(661)	(66,052)

Partners’ capital (deficit), March 31, 2023	(2,695,068)	(369,291)	(3,064,359)

Contributions	—	2,706,879	2,706,879

Net income (loss)	353,905	3,575	357,480

Partners’ capital (deficit), March 31, 2024	$(2,341,163)	$2,341,163	$—

	Limited	General
Series 30	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$(883,119)	$883,119	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	(883,119)	883,119	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$(883,119)	$883,119	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2024 and 2023

	Limited	General
Series 31	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$353,529	$(353,529)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	353,529	(353,529)	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$353,529	$(353,529)	$—

	Limited	General
Series 32	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$380,821	(380,821)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	380,821	(380,821)	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$380,821	$(380,821)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2024 and 2023

	Limited	General
Series 33	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$196,294	(196,294)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	196,294	(196,294)	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$196,294	$(196,294)	$—

	Limited	General
Series 34	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$(2,082,108)	(324,455)	(2,406,563)

Distributions	—	—	—

Net income (loss)	(67,542)	(682)	(68,224)

Partners’ capital (deficit), March 31, 2023	(2,149,650)	(325,137)	(2,474,787)

Contributions	—	—	—

Net income (loss)	(108,002)	(1,091)	(109,093)

Partners’ capital (deficit), March 31, 2024	$(2,257,652)	$(326,228)	$(2,583,880)

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2024 and 2023

	Limited	General
Series 35	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$223,088	$(223,088)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	223,088	(223,088)	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$223,088	$(223,088)	$—

	Limited	General
Series 36	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$148,221	$(148,221)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	148,221	(148,221)	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$148,221	$(148,221)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2024 and 2023

	Limited	General
Series 37	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$205,359	$(205,359)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	205,359	(205,359)	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$205,359	$(205,359)	$—

	Limited	General
Series 38	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$188,889	$(188,889)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	188,889	(188,889)	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$188,889	$(188,889)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2024 and 2023

	Limited	General
Series 39	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$196,043	$(196,043)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	196,043	(196,043)	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$196,043	$(196,043)	$—

	Limited	General
Series 40	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$216,900	$(216,900)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	216,900	(216,900)	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$216,900	$(216,900)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2024 and 2023

	Limited	General
Series 41	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$(987,713)	987,713	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	(987,713)	987,713	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$(987,713)	$987,713	$—

	Limited	General
Series 42	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$216,680	(216,680)	—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	216,680	(216,680)	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$216,680	$(216,680)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2024 and 2023

	Limited	General
Series 43	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$306,854	$(306,854)	$—

Distributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2023	306,854	(306,854)	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$306,854	$(306,854)	$—

	Limited	General
Series 44	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$1,427,661	(225,426)	1,202,235

Distributions	(2,957,455)	—	(2,957,455)

Net income (loss)	1,737,668	17,552	1,755,220

Partners’ capital (deficit), March 31, 2023	207,874	(207,874)	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$207,874	$(207,874)	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2024 and 2023

	Limited	General
Series 45	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$(488,806)	(362,172)	(850,978)

Distributions	(513,992)	—	(513,992)

Net income (loss)	1,351,320	13,650	1,364,970

Partners’ capital (deficit), March 31, 2023	348,522	(348,522)	—

Contributions	—	—	—

Net income (loss)	—	—	—

Partners’ capital (deficit), March 31, 2024	$348,522	$(348,522)	$—

	Limited	General
Series 46	partners	partner	Total
Partners’ capital (deficit), March 31, 2022	$(1,075,610)	(276,260)	(1,351,870)

Distributions	—	—	—

Net income (loss)	365,197	3,689	368,886

Partners’ capital (deficit), March 31, 2023	(710,413)	(272,571)	(982,984)

Contributions	—	—	—

Net income (loss)	504,746	5,098	509,844

Partners’ capital (deficit), March 31, 2024	$(205,667)	$(267,473)	$(473,140)

(see notes to financial statements)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS

Years ended March 31, 2024 and 2023

	Total
	2024	2023
Cash flows from operating activities
Net income (loss)	$758,231	$3,354,800
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	(1,022,868)	(3,596,277)
Changes in assets and liabilities
Other assets	2,911	377
Accounts payable, accrued expenses and other liabilities	—	1
Accounts payable - affiliates	(1,199,590)	(1,746,384)

Net cash used in operating activities	(1,461,316)	(1,987,483)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,022,083	3,596,277

Net cash provided by investing activities	1,022,083	3,596,277

Cash flows from financing activities
Distributions	—	(3,471,447)

Net cash used in financing activities	—	(3,471,447)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(439,233)	(1,862,653)

Cash and cash equivalents, beginning	508,245	2,370,898

Cash and cash equivalents, ending	$69,012	$508,245

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$2,706,879	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 20
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 21
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 22
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 23
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 24
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 25
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 26
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 27
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 28
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

	Series 29
	2024	2023
Cash flows from operating activities
Net income (loss)	$357,480	$(66,052)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	(430,628)	—
Changes in assets and liabilities
Other assets	2,582	(82)
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	(406,423)	4,512

Net cash used in operating activities	(476,989)	(61,622)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	429,843	—

Net cash provided by investing activities	429,843	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(47,146)	(61,622)

Cash and cash equivalents, beginning	47,146	108,768

Cash and cash equivalents, ending	$—	$47,146

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$2,706,879	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 30
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 31
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 32
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 33
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

	Series 34
	2024	2023
Cash flows from operating activities
Net income (loss)	$(109,093)	$(68,224)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	82	(82)
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	82,492	18,492

Net cash used in operating activities	(26,519)	(49,814)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(26,519)	(49,814)

Cash and cash equivalents, beginning	31,891	81,705

Cash and cash equivalents, ending	$5,372	$31,891

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 35
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 36
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 37
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 38
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 39
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 40
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 41
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 42
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

Series 43
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$—
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	—
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	—

Net cash used in operating activities	—	—

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by investing activities	—	—

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents, beginning	—	—

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

	Series 44
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$1,755,220
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	(1,746,178)
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	(28,269)

Net cash used in operating activities	—	(19,227)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	1,746,178

Net cash provided by investing activities	—	1,746,178

Cash flows from financing activities
Distributions	—	(2,957,455)

Net cash used in financing activities	—	(2,957,455)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	(1,230,504)

Cash and cash equivalents, beginning	—	1,230,504

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

	Series 45
	2024	2023
Cash flows from operating activities
Net income (loss)	$—	$1,364,970
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	—	(1,411,858)
Changes in assets and liabilities
Other assets	—	—
Accounts payable, accrued expenses and other liabilities	—	—
Accounts payable - affiliates	—	(1,138,508)

Net cash used in operating activities	—	(1,185,396)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	—	1,411,858

Net cash provided by investing activities	—	1,411,858

Cash flows from financing activities
Distributions	—	(513,992)

Net cash used in financing activities	—	(513,992)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	(287,530)

Cash and cash equivalents, beginning	—	287,530

Cash and cash equivalents, ending	$—	$—

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(continued)

BF Garden Tax Credit Fund IV L.P.

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2024 and 2023

	Series 46
	2024	2023
Cash flows from operating activities
Net income (loss)	$509,844	$368,886
Adjustments to reconcile net income (loss) to net cash used in operating activities
Gain on sale of operating limited partnerships	(592,240)	(438,241)
Changes in assets and liabilities
Other assets	247	541
Accounts payable, accrued expenses and other liabilities	—	1
Accounts payable - affiliates	(875,659)	(602,611)

Net cash used in operating activities	(957,808)	(671,424)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	592,240	438,241

Net cash provided by investing activities	592,240	438,241

Cash flows from financing activities
Distributions	—	—

Net cash used in financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(365,568)	(233,183)

Cash and cash equivalents, beginning	429,208	662,391

Cash and cash equivalents, ending	$63,640	$429,208

Supplemental schedule of noncash investing and financing activities

The general partner’s equity balance was increased and accounts payable affiliates was reduced as a result of forgiveness of debt with an affiliate of the general partner.	$—	$—

(see notes to financial statements)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS

March 31, 2024 and 2023

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2024 and 2023 are as follows:

	Issued		Outstanding
	2024	2023	2024	2023
Series 20	3,866,700	3,866,700	3,828,200	3,828,200
Series 21	1,892,700	1,892,700	1,879,500	1,879,500
Series 22	2,564,400	2,564,400	2,550,145	2,550,145
Series 23	3,336,727	3,336,727	3,303,327	3,303,327
Series 24	2,169,878	2,169,878	2,150,053	2,150,053
Series 25	3,026,109	3,026,109	3,016,809	3,016,809
Series 26	3,995,900	3,995,900	3,926,374	3,926,374
Series 27	2,460,700	2,460,700	2,431,350	2,431,350
Series 28	4,000,738	4,000,738	3,979,139	3,979,139
Series 29	3,991,800	3,991,800	3,911,725	3,911,725
Series 30	2,651,000	2,651,000	2,621,200	2,621,200
Series 31	4,417,857	4,417,857	4,375,757	4,375,757
Series 32	4,754,198	4,754,198	4,706,298	4,706,298
Series 33	2,636,533	2,636,533	2,605,833	2,605,833
Series 34	3,529,319	3,529,319	3,474,319	3,474,319
Series 35	3,300,463	3,300,463	3,277,913	3,277,913
Series 36	2,106,838	2,106,838	2,083,704	2,083,704
Series 37	2,512,500	2,512,500	2,489,100	2,489,100
Series 38	2,543,100	2,543,100	2,536,200	2,536,200
Series 39	2,292,151	2,292,151	2,288,351	2,288,351
Series 40	2,630,256	2,630,256	2,611,356	2,611,356
Series 41	2,891,626	2,891,626	2,865,176	2,865,176
Series 42	2,744,262	2,744,262	2,706,362	2,706,362
Series 43	3,637,987	3,637,987	3,617,987	3,617,987
Series 44	2,701,973	2,701,973	2,682,873	2,682,873
Series 45	4,014,367	4,014,367	3,989,967	3,989,967
Series 46	2,980,998	2,980,998	2,965,635	2,965,635
	83,651,080	83,651,080	82,874,653	82,874,653

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure. Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2020 remain open.

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

March 31, 2024 and 2023

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2024 and 2023 are as follows:

	2024	2023
Series 20	3,828,200	3,828,200
Series 21	1,879,500	1,879,500
Series 22	2,550,145	2,550,145
Series 23	3,303,327	3,303,327
Series 24	2,150,053	2,150,053
Series 25	3,016,809	3,016,809
Series 26	3,926,374	3,926,374
Series 27	2,431,350	2,431,350
Series 28	3,979,139	3,979,139
Series 29	3,911,725	3,911,725
Series 30	2,621,200	2,621,200
Series 31	4,375,757	4,375,757
Series 32	4,706,298	4,706,298
Series 33	2,605,833	2,605,833
Series 34	3,474,319	3,474,319
Series 35	3,277,913	3,277,913
Series 36	2,083,704	2,083,704
Series 37	2,489,100	2,489,100
Series 38	2,536,200	2,536,200
Series 39	2,288,351	2,288,351
Series 40	2,611,356	2,611,356
Series 41	2,865,176	2,865,176
Series 42	2,706,362	2,706,362
Series 43	3,617,987	3,617,987
Series 44	2,682,873	2,682,873
Series 45	3,989,967	3,989,967
Series 46	2,965,635	2,965,635
	82,874,653	82,874,653

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

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2024 and 2023, the Fund entered into several transactions with affiliates of the general partner and BF Garden Companion Limited Partnership as follows:

The Fund incurred an annual fund management fee to BF Garden Companion Limited Partnership in an amount equal to .5 percent of the aggregate cost of the apartment complexes owned by the operating limited partnerships, less the amount of certain asset management and reporting fees paid by the operating limited partnerships. The fund management fees earned and the reporting fees paid by the operating limited partners for the years ended March 2024 and 2023 are as follows:

2024
Fund Management Fee
net of Asset
	Gross Fund	Asset Management	Management
	Management Fee	and Reporting Fee	and Reporting Fee
Series 20	$—	$—	$—
Series 21	—	—	—
Series 22	—	—	—
Series 23	—	—	—
Series 24	—	—	—
Series 25	—	—	—
Series 26	—	—	—
Series 27	—	—	—
Series 28	—	—	—
Series 29	376	376	—
Series 30	—	—	—
Series 31	—	—	—
Series 32	—	—	—
Series 33	—	—	—
Series 34	18,492	3,000	15,492
Series 35	—	—	—
Series 36	—	—	—
Series 37	—	—	—
Series 38	—	—	—
Series 39	—	—	—
Series 40	—	—	—
Series 41	—	—	—
Series 42	—	—	—
Series 43	—	—	—
Series 44	—	—	—
Series 45	—	—	—
Series 46	39,482	29,833	9,649
	$58,350	$33,209	$25,141

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

2023
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

All fund management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership’s interests in operating limited partnerships. As of March 31, 2024 and 2023, total fund management fees accrued were $3,065,031 and $7,035,500, respectively.

During the year ended March 31, 2024 an affiliate of the General Partner made advances to the Fund totaling $64,000 to temporarily cover operating expenses of the Fund, all of which is outstanding as of March 31, 2024. The advances does not bear interest, are unsecured and are payable on demand.

An affiliate of the general partner has forgiven asset management fees payable as a result of the sales of all operating limited partnerships in one of the series. Total forgiveness of debt for the years ended March 31, 2024 and 2023 was $2,706,879 and $0, respectively. Because the transaction involved an affiliate of the general partner, the transaction is accounted for as an equity transaction instead of income to the Fund.

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fund management fees paid for the years ended March 31, 2024 and 2023, are as follows:

	2024	2023
Series 20	$—	$—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	—	—
Series 27	—	—
Series 28	—	—
Series 29	406,799	—
Series 30	—	—
Series 31	—	—
Series 32	—	—
Series 33	—	—
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	—
Series 42	—	—
Series 43	—	—
Series 44	—	30,914
Series 45	—	1,152,083
Series 46	915,141	676,315
	$1,321,940	$1,859,312

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2024 and 2023, the fund has limited partnership interests in operating limited partnerships, which own or are constructing or rehabilitating operating apartment complexes. The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2024 and 2023 by series are as follows:

	2024	2023
Series 20	—	—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	—	—
Series 27	—	—
Series 28	—	—
Series 29	—	1
Series 30	—	—
Series 31	—	—
Series 32	—	—
Series 33	—	—
Series 34	1	1
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	—
Series 42	—	—
Series 43	—	—
Series 44	—	—
Series 45	—	—
Series 46	1	3
	2	5

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2024 the Fund disposed of three Operating Partnerships. Gain on disposition is included in share of income (losses) from operating limited partnerships. A summary of the dispositions by Series for March 31, 2024 is as follows.

	Operating	Sale of	Partnership
	Partnership	Underlying	Partnership
	Interest	Operating	from	Gain on
	Transferred	Partnership	Disposition *	Disposition
Series 29	—	1	429,843	430,628
Series 34	—	—	—	—
Series 46	1	1	592,240	592,240
Total	1	2	$1,022,083	$1,022,868

* Fund proceeds from disposition does not include $785, which was due to a write - off of capital contributions payable as of March 31, 2024, for Series 29.

During the year ended March 31, 2023 the Fund disposed of nine Operating Partnerships. Gain on disposition is included in share of income (losses) from operating limited partnerships. A summary of the dispositions by Series for March 31, 2023 is as follows.

	Operating	Sale of	Partnership
	Partnership	Underlying	Proceeds
	Interest	Operating	from	Gain on
	Transferred	Partnership	Disposition	Disposition
Series 44	—	1	1,746,178	1,746,178
Series 45	2	2	1,411,858	1,411,858
Series 46	4	—	438,241	438,241
Total	6	3	$3,596,277	$3,596,277

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

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the Fund’s investment in each operating limited partnership, the Fund is required to make capital contributions to the operating limited partnerships. These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations. At March 31, 2024 and 2023, contributions are payable to operating limited partnerships as follows:

	2024	2023
Series 20	$—	$—
Series 21	—	—
Series 22	—	—
Series 23	—	—
Series 24	—	—
Series 25	—	—
Series 26	—	—
Series 27	—	—
Series 28	—	—
Series 29	—	785
Series 30	—	—
Series 31	—	—
Series 32	—	—
Series 33	—	—
Series 34	—	—
Series 35	—	—
Series 36	—	—
Series 37	—	—
Series 38	—	—
Series 39	—	—
Series 40	—	—
Series 41	—	—
Series 42	—	—
Series 43	—	—
Series 44	—	—
Series 45	—	—
Series 46	—	—
	$—	$785

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2024 are summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$5,884,605	$—	$—

Acquisition costs of operating limited partnerships	288,550	—	—

Cumulative distributions from operating limited partnerships	(8,583)	—	—

Cumulative impairment loss in investments in operating limited partnerships	(3,408,346)	—	—

Cumulative losses from operating limited partnerships	(2,756,226)	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2024 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2023 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2024 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(288,550)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(968,940)	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	3,408,346	—	—

Other	(114,274)	—	—

Equity per operating limited partnerships’ combined financial statements	$2,036,582	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2024 are summarized as follows:

	Series 22	Series 23	Series 24

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2024 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2023 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2024 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2024 are summarized as follows:

	Series 25	Series 26	Series 27

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2024 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2023 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2024 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2024 are summarized as follows:

	Series 28	Series 29	Series 30

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2024 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2023 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2024 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2024 are summarized as follows:

	Series 31	Series 32	Series 33

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2024 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2023 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2024 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2024 are summarized as follows:

	Series 34	Series 35	Series 36

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$2,097,333	$—	$—

Acquisition costs of operating limited partnerships	288,550	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	(833,360)	—	—

Cumulative losses from operating limited partnerships	(1,552,523)	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2024 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2023 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2024 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(288,550)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(285,464)	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	833,360	—	—

Other	2	—	—

Equity per operating limited partnerships’ combined financial statements	$259,348	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2024 are summarized as follows:

	Series 37	Series 38	Series 39

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2024 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2023 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2024 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2024 are summarized as follows:

	Series 40	Series 41	Series 42

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2024 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2023 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2024 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2024 are summarized as follows:

	Series 43	Series 44	Series 45

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$—	$—	$—

Acquisition costs of operating limited partnerships	—	—	—

Cumulative distributions from operating limited partnerships	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	—	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2024 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2023 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2024 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	—	—

Cumulative impairment loss in investments in operating limited partnerships	—	—	—

Other	—	—	—

Equity per operating limited partnerships’ combined financial statements	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2024 are summarized as follows:

Series 46

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$3,787,272

Acquisition costs of operating limited partnerships	—

Cumulative distributions from operating limited partnerships	(8,583)

Cumulative impairment loss in investments in operating limited partnerships	(2,574,986)

Cumulative losses from operating limited partnerships	(1,203,703)

Investments in operating limited partnerships per balance sheet	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2024 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2023 (see note A).	—

The Fund has recorded acquisition costs at March 31, 2024 which have not been recorded in the net assets of the operating limited partnerships (see note A).	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(683,476)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—

Cumulative impairment loss in investments in operating limited partnerships	2,574,986

Other	(114,276)

Equity per operating limited partnerships’ combined financial statements	$1,777,234

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2023 are summarized as follows:

	Total	Series 20	Series 21

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters and impairment of capitalized costs	$8,711,059	$—	$—

Acquisition costs of operating limited partnerships	389,379	—	—

Cumulative distributions from operating limited partnerships	(11,583)	—	—

Cumulative impairment loss in investments in operating limited partnerships	(4,986,236)	—	—

Cumulative losses from operating limited partnerships	(4,102,619)	—	—

Investments in operating limited partnerships per balance sheet	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2023 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2022 (see note A).	—	—	—

The Fund has recorded acquisition costs at March 31, 2023 which have not been recorded in the net assets of the operating limited partnerships (see note A).	(288,550)	—	—

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	32,927	—	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,957,346)	—	—

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	—	—

Cumulative impairment loss in investments in operating limited partnerships	4,986,236	—	—

Other	(89,815)	—	—

Equity per operating limited partnerships’ combined financial statements	$2,683,452	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2023 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 20	Series 21
ASSETS

Buildings and improvements, net of accumulated depreciation	$3,459,686	$—	$—
Land	450,873	—	—
Other assets	795,499	—	—

	$4,706,058	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$2,770,353	$—	$—
Accounts payable and accrued expenses	79,640	—	—
Other liabilities	166,876	—	—

	3,016,869	—	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	2,036,582	—	—
Other partners	(347,393)	—	—

	1,689,189	—	—

	$4,706,058	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2023 are as follows:

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

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2023 are as follows:

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

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2023 are as follows:

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

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2023 are as follows:

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

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2023 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

	Series 34	Series 35	Series 36
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,398,567	$—	$—
Land	142,576	—	—
Other assets	477,348	—	—

	$2,018,491	$—	$—

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$1,563,977	$—	$—
Accounts payable and accrued expenses	56,913	—	—
Other liabilities	138,437	—	—

	1,759,327	—	—
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	259,348	—	—
Other partners	(184)	—	—

	259,164	—	—

	$2,018,491	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2023 are as follows:

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

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2023 are as follows:

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

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2023 are as follows:

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

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 20 through 46 hold an interest as of December 31, 2023 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS – CONTINUED

Series 46
ASSETS

Buildings and improvements, net of accumulated depreciation	$2,061,119
Land	308,297
Other assets	318,151

$2,687,567

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$1,206,376
Accounts payable and accrued expenses	22,727
Other liabilities	28,439

1,257,542
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	1,777,234
Other partners	(347,209)

1,430,025

$2,687,567

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

6,218,686

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$2,856,382
Accounts payable and accrued expenses	203,658
Other liabilities	295,009

3,355,049
PARTNERS’ CAPITAL (DEFICIT)
BF Garden Tax Credit Fund IV L.P.	2,938,959
Other partners	(75,322)

2,863,637

$6,218,686

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2023 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2023 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 20	Series 21
Revenue
Rent	$1,394,559	$—	$—
Interest and other	30,409	—	—

	1,424,968	—	—
Expenses
Interest	133,481	—	—
Depreciation and amortization	254,955	—	—
Taxes and insurance	184,992	—	—
Repairs and maintenance	297,334	—	—
Operating expenses	388,188	—	—
Other expenses	6,357	—	—

	1,265,307	—	—

NET INCOME (LOSS)	$159,661	$—	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$159,645	$—	$—

Net income (loss) allocated to other partners	$16	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2023 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2023 are as follows:

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

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2023 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2023 are as follows:

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

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2023 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 202 are as follows:

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

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2023 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2023 are as follows:

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

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2023 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2023 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Series 34	Series 35	Series 36
Revenue
Rent	$766,876	$—	$—
Interest and other	17,503	—	—

	784,379	—	—
Expenses
Interest	82,364	—	—
Depreciation and amortization	88,821	—	—
Taxes and insurance	104,026	—	—
Repairs and maintenance	146,234	—	—
Operating expenses	154,983	—	—
Other expenses	—	—	—

	576,428	—	—

NET INCOME (LOSS)	$207,951	$—	$—

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$207,930	$—	$—

Net income (loss) allocated to other partners	$21	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2023 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2023 are as follows:

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

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2023 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2023 are as follows:

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

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2023 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2023 are as follows:

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

March 31, 2024 and 2023

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2023 for operating limited partnerships in which Series 20 through Series 46 had an interest as of December 31, 2023 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Series 46
Revenue
Rent	$627,683
Interest and other	12,906

640,589
Expenses
Interest	51,117
Depreciation and amortization	166,134
Taxes and insurance	80,966
Repairs and maintenance	151,100
Operating expenses	233,205
Other expenses	6,357

688,879

NET INCOME (LOSS)	$(48,290)

Net income (loss) allocated to BF Garden Tax Credit Fund IV L.P.	$(48,285)

Net income (loss) allocated to other partners	$(5)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2024 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$758,231	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(1,199,590)	—	—

Other	278,534	—	—

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	159,645	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	25,146	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	137,791	—	—

Income (loss) for tax return purposes, December 31, 2023	$159,757	$—	$—

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2024 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	—	—

Income (loss) for tax return purposes, December 31, 2023	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2024 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	—	—

Income (loss) for tax return purposes, December 31, 2023	$—	$—	$—

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2024 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$—	$357,480	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	(406,423)	—

Other	—	—	—

Operating limited partnership income (losses ) not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	639,644	—

Income (loss) for tax return purposes, December 31, 2023	$—	$590,701	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2024 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	—	—

Income (loss) for tax return purposes, December 31, 2023	$—	$—	$—

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2024 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(109,093)	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	82,492	—	—

Other	40,313	—	—

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	207,930	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(23,546)	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(99,698)	—	—

Income (loss) for tax return purposes, December 31, 2023	$98,398	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2024 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	—	—

Income (loss) for tax return purposes, December 31, 2023	$—	$—	$—

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2024 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	—	—

Income (loss) for tax return purposes, December 31, 2023	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2024 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	—	—

Income (loss) for tax return purposes, December 31, 2023	$—	$—	$—

For income tax purposes, the Fund reports using a December 31 year end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2024 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$509,844

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(875,659)

Other	238,221

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	(48,285)

Excess of tax depreciation over book depreciation on operating limited partnership assets	48,692

Difference due to fiscal year for book purposes and calendar year for tax purposes	(402,155)

Income (loss) for tax return purposes, December 31, 2023	$(529,342)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

	Total	Series 20	Series 21
Net income (loss) for financial reporting purposes	$3,354,800	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(1,746,384)	—	—

Other	53,684	—	—

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	(167,240)	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(4,325)	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(6,186,233)	—	—

Income (loss) for tax return purposes, December 31, 2022	$(4,695,698)	$—	$—

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

	Series 22	Series 23	Series 24
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	—	—

Income (loss) for tax return purposes, December 31, 2022	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

	Series 25	Series 26	Series 27
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	—	—

Income (loss) for tax return purposes, December 31, 2022	$—	$—	$—

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

	Series 28	Series 29	Series 30
Net income (loss) for financial reporting purposes	$—	$(66,052)	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	4,512	—

Other	—	(149,010)	—

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	—	(50,109)	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	(4,322)	—

Income (loss) for tax return purposes, December 31, 2022	$—	$(264,981)	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

	Series 31	Series 32	Series 33
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	—	—

Income (loss) for tax return purposes, December 31, 2022	$—	$—	$—

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

	Series 34	Series 35	Series 36
Net income (loss) for financial reporting purposes	$(68,224)	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	18,492	—	—

Other	45,919	—	—

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(23,819)	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(50,237)	—	—

Income (loss) for tax return purposes, December 31, 2022	$(77,869)	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

	Series 37	Series 38	Series 39
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	—	—

Income (loss) for tax return purposes, December 31, 2022	$—	$—	$—

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

	Series 40	Series 41	Series 42
Net income (loss) for financial reporting purposes	$—	$—	$—

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	—	—

Other	—	—	—

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	1,406,552	(576,506)

Income (loss) for tax return purposes, December 31, 2022	$—	$1,406,552	$(576,506)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

	Series 43	Series 44	Series 45
Net income (loss) for financial reporting purposes	$—	$1,755,220	$1,364,970

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	—	(28,269)	(1,138,508)

Other	—	—	—

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	—	(2,853,228)	(2,475,695)

Income (loss) for tax return purposes, December 31, 2022	$—	$(1,126,277)	$(2,249,233)

For income tax purposes, the Fund reports using a December 31 year end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2023 is reconciled as follows:

Series 46
Net income (loss) for financial reporting purposes	$368,886

Accrued partnership fund management fee not deducted (deducted) for income tax purposes	(602,611)

Other	156,775

Operating limited partnership income (losses) not recognized for financial reporting purposes under equity method of accounting	(117,131)

Excess of tax depreciation over book depreciation on operating limited partnership assets	19,494

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,632,797)

Income (loss) for tax return purposes, December 31, 2022	$(1,807,384)

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2024 are as follows:

	Total	Series 20	Series 21
Investments in operating limited partnerships - tax return December 31, 2023	$1,392,179	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	968,940	—	—

Impairment loss in investment in operating limited partnerships	(3,408,346)	—	—

Less share of loss - three months ended March 31, 2024	—	—	—

Other	1,047,227	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2024 are as follows:

	Series 22	Series 23	Series 24
Investments in operating limited partnerships - tax return December 31, 2023	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2024	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2024 are as follows:

	Series 25	Series 26	Series 27
Investments in operating limited partnerships - tax return December 31, 2023	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2024	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2024 are as follows:

	Series 28	Series 29	Series 30
Investments in operating limited partnerships - tax return December 31, 2023	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2024	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2024 are as follows:

	Series 31	Series 32	Series 33
Investments in operating limited partnerships - tax return December 31, 2023	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2024	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2024 are as follows:

	Series 34	Series 35	Series 36
Investments in operating limited partnerships - tax return December 31, 2023	$54,469	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	285,464	—	—

Impairment loss in investment in operating limited partnerships	(833,360)	—	—

Less share of loss - three months ended March 31, 2024	—	—	—

Other	493,427	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2024 are as follows:

	Series 37	Series 38	Series 39
Investments in operating limited partnerships - tax return December 31, 2023	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2024	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2024 are as follows:

	Series 40	Series 41	Series 42
Investments in operating limited partnerships - tax return December 31, 2023	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2024	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2024 are as follows:

	Series 43	Series 44	Series 45
Investments in operating limited partnerships - tax return December 31, 2023	$—	$—	$—

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	—	—	—

Impairment loss in investment in operating limited partnerships	—	—	—

Less share of loss - three months ended March 31, 2024	—	—	—

Other	—	—	—

Investments in operating limited partnerships - as reported	$—	$—	$—

The differences between the investments in operating limited partnerships for tax purposes and financial statement purposes at March 31, 2024 are as follows:

Series 46
Investments in operating limited partnerships - tax return December 31, 2023	$1,337,710

Operating limited partnership losses not recognized for financial reporting purposes under the equity method	683,476

Impairment loss in investment in operating limited partnerships	(2,574,986)

Less share of loss - three months ended March 31, 2024	—

Other	553,800

Investments in operating limited partnerships - as reported	$—

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

March 31, 2024 and 2023

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

NOTE E - CASH EQUIVALENTS

Cash equivalents of $58,410 and $491,976 as of March 31, 2024 and 2023, respectively, include money market accounts with interest rates ranging from 0.10% to 4.00% per annum.

NOTE F - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Fund has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2024.

BF Garden Tax Credit Fund IV L.P.

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2024 and 2023

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